UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.     Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares 0-5 Year TIPS Bond ETF | STIP | NYSE Arca
•	iShares TIPS Bond ETF | TIP | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 11.51%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

Lower interest rates drove gains in the value of U.S. Treasury securities, which are typically more sensitive to changes in interest rates than other types of bonds with similar maturities. U.S. Treasury securities with longer maturities posted significantly higher returns. Deficit spending led the U.S. government to maintain a high level of Treasury bond issuance, which increased supply, but demand from international investors seeking relatively higher U.S. yields helped support prices. Despite the decline in inflation, U.S. Treasury inflation-protected securities, which have even greater price sensitivity than nominal Treasuries at comparable maturities, also posted a solid return.

Corporate bonds benefited from more accommodative interest rate policies, generally posting strong returns. Declining yields meant that investors in search of income increasingly sought out corporate debt, which typically yields more than government debt. Demand for investment-grade corporate bonds was particularly high, as investors sought substitutes for low-yielding sovereign debt. Narrow spreads (which measure the difference between yields for corporate bonds and lower-risk Treasury bonds) indicated that investors were confident in the financial resilience of U.S. corporations despite a slowing economy. Corporate bond issuance declined sharply early in the reporting period as interest rates rose and investors became concerned about an economic slowdown. However, issuance increased later in the reporting period when interest rates declined and the economy stabilized.

Among securitized bonds, commercial mortgage backed securities (“CMBSs”) posted the strongest performance amid a decline in issuance of new CMBS debt. Bonds backed by individual home mortgages advanced, despite a rise in refinancing due to lower mortgage rates. Other asset-backed bonds, including those backed by auto loans and credit card debt, also gained despite an increase in default rates, as low unemployment supported consumer spending.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® 0-5 Year TIPS Bond ETF

Investment Objective

The iShares 0-5 Year TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds with remaining maturities of less than five years, as represented by the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	4.17%	1.28%	1.31%	4.17%	6.55%	12.28%
Fund Market	4.18	1.26	1.31	4.18	6.48	12.27
Index	4.18	1.33	1.41	4.18	6.84	13.33

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/1/10. The first day of secondary market trading was 12/3/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$ 1,018.40	$ 0.31		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® 0-5 Year TIPS Bond ETF

Portfolio Management Commentary

The Index posted a positive return for the reporting period as declining interest rates led to rising bond prices. Relatively low inflation limited the income generated by U.S. Treasury inflation-protected securities (“TIPS”). However, declining intermediate-term interest rates drove gains for Index’s longer-maturity TIPS, while the shorter-maturity TIPS in the Index benefited from interest rate cuts by the Fed.

The U.S. Consumer Price Index (“CPI”) increased by 1.8% for the 12 months ended October 2019. Meanwhile, core CPI, which excludes the economically sensitive food and energy categories, increased by 2.3%.

The 5-year, 5-year forward “breakeven” inflation expectation rate, which measures the five-year average expected inflation rate for the period beginning five years from today, decreased during the reporting period, primarily driven by declining commodities prices, particularly the prices of oil and gas. With many of the potential drivers of inflation fading due to slower economic growth, investors’ expectations for intermediate-term inflation declined to a three-year low of 1.64% at the end of the reporting period.

In terms of performance by bond maturity, the intermediate- and short-term TIPS allocations in the Index posted approximately equal contributions to the Index’s return for the reporting period.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	24.3%
1-2 Years	9.2
2-3 Years	23.5
3-4 Years	25.7
4-5 Years	8.8
5-6 Years	8.5

(a)	Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
U. S. Treasury Inflation-Indexed Bonds, 0.63%, 04/15/23	17.3%
U. S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/20	13.4
U. S. Treasury Inflation-Indexed Bonds, 0.13%, 07/15/22	10.1
U. S. Treasury Inflation-Indexed Bonds, 1.25%, 07/15/20	8.4
U. S. Treasury Inflation-Indexed Bonds, 0.38%, 07/15/25	8.3

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® TIPS Bond ETF

Investment Objective

The iShares TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds, as represented by the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	8.80%	2.19%	3.23%	8.80%	11.45%	37.36%
Fund Market	8.73	2.17	3.20	8.73	11.33	37.04
Index	8.96	2.33	3.36	8.96	12.20	39.19

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$ 1,041.30	$ 0.98		$1,000.00	$ 1,024.20	$ 0.97		0.19%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® TIPS Bond ETF

Portfolio Management Commentary

The Index posted a solid gain for the reporting period as declining interest rates led to rising bond prices. Relatively low inflation limited the income generated by U.S. Treasury inflation-protected securities (“TIPS”), but long-term TIPS have relatively high sensitivity to interest rates, which helped performance in the declining interest rate environment.

The U.S. Consumer Price Index (“CPI”) increased by 1.8% for the 12 months ended October 2019. Meanwhile, core CPI, which excludes the economically sensitive food and energy categories, increased by 2.3%.

The 5-year, 5-year forward “breakeven” inflation expectation rate, which measures the five-year average expected inflation rate for the period beginning five years from today, decreased during the reporting period, primarily driven by declining commodities prices, particularly the prices of oil and gas. With many of the potential drivers of inflation fading due to slower economic growth, investors’ expectations for intermediate-term inflation declined to a three-year low of 1.64% at the end of the reporting period.

In terms of performance by bond maturity, declining long-term interest rates drove strong performance for the Index’s intermediate- and long-term TIPS, while the Index’s allocation to short-term TIPS was a modest contributor to performance for the reporting period.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	4.5%
1-5 Years	31.0
5-10 Years	48.9
More than 20 Years	15.6

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
U. S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/21	9.0%
U. S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/26	7.8
U. S. Treasury Inflation-Indexed Bonds, 0.13%, 07/15/26	5.7
U. S. Treasury Inflation-Indexed Bonds, 0.13%, 07/15/24	5.6
U. S. Treasury Inflation-Indexed Bonds, 0.38%, 07/15/25	4.9

(a)	Excludes money market funds.

FUND SUMMARY	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® 0-5 Year TIPS Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.9%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/20	$315,507	$313,864,211
0.13%, 04/15/21	58,051	57,613,375
0.13%, 01/15/22	131,686	130,834,038
0.13%, 04/15/22	183,943	182,547,951
0.13%, 07/15/22	235,856	235,517,551
0.13%, 01/15/23	164,426	163,514,022
0.13%, 10/15/24	15,900	15,947,516
0.25%, 01/15/25	3,373	3,386,708
0.38%, 07/15/23	31,059	31,329,776
0.38%, 07/15/25	192,248	195,208,233
0.50%, 04/15/24	5	5,153
0.63%, 07/15/21	136,838	137,776,979
0.63%, 04/15/23	401,751	405,848,972
0.63%, 01/15/24	186,794	189,969,955
1.13%, 01/15/21	21,122	21,261,584
1.25%, 07/15/20	194,098	195,545,676
1.38%, 01/15/20	60,333	60,327,676

		2,340,499,376

Total U.S. Government Obligations — 99.9% (Cost: $2,332,035,705)		2,340,499,376

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(a)(b)	2,773	$2,773,000

Total Short-Term Investments — 0.1% (Cost: $2,773,000)		2,773,000

Total Investments in Securities — 100.0% (Cost: $2,334,808,705)		2,343,272,376

Other Assets, Less Liabilities — 0.0%		588,674

Net Assets — 100.0%		$2,343,861,050

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	27,910	(25,137)	2,773	$2,773,000	$440,642	(b)	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$2,340,499,376	$—	$2,340,499,376
Money Market Funds	2,773,000	—	—	2,773,000

	$2,773,000	$2,340,499,376	$—	$2,343,272,376

See notes to financial statements.

SCHEDULES OF INVESTMENTS	9

Schedule of Investments October 31, 2019	iShares® TIPS Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.8%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/20	$858,999	$854,526,259
0.13%, 04/15/21	1,850,415	1,836,475,615
0.13%, 01/15/22	654,888	650,653,035
0.13%, 04/15/22	898,283	891,468,914
0.13%, 07/15/22	133,708	133,515,871
0.13%, 01/15/23	815,062	810,539,314
0.13%, 07/15/24	1,144,405	1,145,887,014
0.13%, 10/15/24	122,796	123,166,982
0.13%, 07/15/26	1,172,001	1,172,288,197
0.25%, 01/15/25	962,432	966,235,219
0.25%, 07/15/29	113,298	114,530,322
0.38%, 07/15/23	11,234	11,331,786
0.38%, 07/15/25	978,892	993,963,630
0.38%, 01/15/27	735,347	745,269,186
0.38%, 07/15/27	831,963	847,111,318
0.50%, 04/15/24	3,837	3,887,423
0.50%, 01/15/28	240,916	247,143,144
0.63%, 07/15/21	377,051	379,640,161
0.63%, 04/15/23	986	996,462
0.63%, 01/15/24	327,558	333,127,986
0.63%, 01/15/26	1,540,421	1,581,741,831
0.63%, 02/15/43	124,965	127,861,694
0.75%, 07/15/28	531,189	559,144,991
0.75%, 02/15/42	646,723	679,637,437
0.75%, 02/15/45	774,551	811,854,102
0.88%, 01/15/29	258,843	275,341,728
0.88%, 02/15/47	131,034	141,768,755
1.00%, 02/15/46	249,651	277,192,321
1.00%, 02/15/48	225,730	252,102,654
1.00%, 02/15/49(a)	46,415	52,175,723
1.25%, 07/15/20	39,998	40,296,214

Security	Par/ Shares (000)	Value

U.S. Government Obligations (continued)
1.38%, 01/15/20	$21,356	$21,353,670
1.38%, 02/15/44	639,972	764,036,369
1.75%, 01/15/28	480,661	541,020,880
2.00%, 01/15/26	210,195	233,353,954
2.13%, 02/15/40	60,653	80,113,548
2.38%, 01/15/25	76,549	85,162,859
2.38%, 01/15/27	119,703	138,273,524
2.50%, 01/15/29	380,106	459,855,879
3.63%, 04/15/28	329,888	423,556,877
3.88%, 04/15/29	438,403	588,299,907

		20,395,902,755

Total U.S. Government Obligations — 99.8% (Cost: $20,006,350,565)		20,395,902,755

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(b)(c)(d)	29,669	29,669,000

Total Short-Term Investments — 0.1% (Cost: $29,669,000)		29,669,000

Total Investments in Securities — 99.9% (Cost: $20,036,019,565)		20,425,571,755

Other Assets, Less Liabilities — 0.1%		10,490,751

Net Assets — 100.0%		$20,436,062,506

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	165,323	(135,654)	29,669	$29,669,000	$1,477,313	(b)	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® TIPS Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$20,395,902,755	$—	$20,395,902,755
Money Market Funds	29,669,000	—	—	29,669,000

	$29,669,000	$20,395,902,755	$—	$20,425,571,755

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Statements of Assets and Liabilities

October 31, 2019

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,340,499,376	$20,395,902,755
Affiliated(c)	2,773,000	29,669,000
Cash	177	200
Receivables:
Investments sold	22,640,829	24,203,188
Securities lending income — Affiliated	18,010	11,173
Dividends	20,329	101,718
Interest	2,231,264	27,093,726

Total assets	2,368,182,985	20,476,981,760

LIABILITIES
Collateral on securities loaned, at value	—	16,135,000
Payables:
Investments purchased	24,203,188	21,449,208
Investment advisory fees	118,747	3,335,046

Total liabilities	24,321,935	40,919,254

NET ASSETS	$2,343,861,050	$20,436,062,506

NET ASSETS CONSIST OF:
Paid-in capital	$2,349,148,139	$20,315,993,854
Accumulated earnings (loss)	(5,287,089)	120,068,652

NET ASSETS	$2,343,861,050	$20,436,062,506

Shares outstanding	23,400,000	176,000,000

Net asset value	$100.17	$116.11

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$—	$15,737,428
(b) Investments, at cost — Unaffiliated	$2,332,035,705	$20,006,350,565
(c) Investments, at cost — Affiliated	$2,773,000	$29,669,000

See notes to financial statements.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended October 31, 2019

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$377,233	$1,309,684
Interest — Unaffiliated(a)	48,604,213	429,269,727
Securities lending income — Affiliated — net	63,409	167,629

Total investment income	49,044,855	430,747,040

EXPENSES
Investment advisory fees	1,384,635	40,445,166

Total expenses	1,384,635	40,445,166

Net investment income	47,660,220	390,301,874

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(4,982,447)	(31,834,637)
In-kind redemptions — Unaffiliated	4,215,896	43,351,288

Net realized gain (loss)	(766,551)	11,516,651

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	46,862,077	1,354,215,690

Net change in unrealized appreciation (depreciation)	46,862,077	1,354,215,690

Net realized and unrealized gain	46,095,526	1,365,732,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,755,746	$1,756,034,215

(a)	Includes net inflationary and deflationary adjustments to income. See Note 4 of the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets

	iShares 0-5 Year TIPS Bond ETF		iShares TIPS Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$47,660,220	$46,011,994	$390,301,874	$674,964,054
Net realized gain (loss)	(766,551)	(7,151,205)	11,516,651	(59,238,384)
Net change in unrealized appreciation (depreciation)	46,862,077	(32,231,804)	1,354,215,690	(945,437,207)

Net increase (decrease) in net assets resulting from operations	93,755,746	6,628,985	1,756,034,215	(329,711,537)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(48,480,866)	(47,922,843)	(403,860,049)	(731,156,763)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	98,699,029	914,308,022	(3,139,301,741)	(349,438,616)

NET ASSETS
Total increase (decrease) in net assets	143,973,909	873,014,164	(1,787,127,575)	(1,410,306,916)
Beginning of year	2,199,887,141	1,326,872,977	22,223,190,081	23,633,496,997

End of year	$2,343,861,050	$2,199,887,141	$20,436,062,506	$22,223,190,081

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares 0-5 Year TIPS Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$98.21	$100.52	$101.05	$99.23	$100.46

Net investment income (loss)(a)	2.05	2.61	1.50	0.60	(0.53)
Net realized and unrealized gain (loss)(b)	2.02	(2.22)	(0.92)	1.93	(0.70)

Net increase (decrease) from investment operations	4.07	0.39	0.58	2.53	(1.23)

Distributions(c)
From net investment income	(2.11)	(2.70)	(1.11)	(0.56)	—
Return of capital	—	—	—	(0.15)	—

Total distributions	(2.11)	(2.70)	(1.11)	(0.71)	—

Net asset value, end of year	$100.17	$98.21	$100.52	$101.05	$99.23

Total Return
Based on net asset value	4.17%	0.39%	0.58%	2.56%	(1.22)%

Ratios to Average Net Assets
Total expenses	0.06%	0.06%	0.09%	0.17%	0.20%

Total expenses after fees waived	0.06%	0.06%	0.09%	0.10%	0.10%

Net investment income (loss)	2.07%	2.62%	1.49%	0.60%	(0.53)%

Supplemental Data
Net assets, end of year (000)	$2,343,861	$2,199,887	$1,326,873	$788,179	$580,506

Portfolio turnover rate(d)	58%	40%	27%	42%	25%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares TIPS Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$108.83	$113.73	$115.74	$110.80	$113.01

Net investment income(a)	2.11	3.14	2.14	1.38	0.33
Net realized and unrealized gain (loss)(b)	7.41	(4.63)	(2.41)	4.99	(2.11)

Net increase (decrease) from investment operations	9.52	(1.49)	(0.27)	6.37	(1.78)

Distributions(c)
From net investment income	(2.24)	(3.41)	(1.74)	(1.43)	(0.43)

Total distributions	(2.24)	(3.41)	(1.74)	(1.43)	(0.43)

Net asset value, end of year	$116.11	$108.83	$113.73	$115.74	$110.80

Total Return
Based on net asset value	8.80%	(1.36)%	(0.23)%	5.75%	(1.58)%

Ratios to Average Net Assets
Total expenses	0.19%	0.19%	0.20%	0.20%	0.20%

Net investment income	1.87%	2.80%	1.88%	1.21%	0.29%

Supplemental Data
Net assets, end of year (000)	$20,436,063	$22,223,190	$23,633,497	$19,722,002	$13,739,125

Portfolio turnover rate(d)	17%	21%	32%	24%	41%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year TIPS Bond	Diversified
TIPS Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the statement of operations, even though investors do not receive their principal until maturity.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

TIPS Bond
UBS Securities LLC	$15,737,428	$15,737,428		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares 0-5 Year TIPS Bond ETF, BFA is entitled to an annual investment advisory fee of 0.06%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to the iShares TIPS Bond ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.2000%
Over $121 billion, up to and including $181 billion	0.1900
Over $181 billion, up to and including $231 billion	0.1805
Over $231 billion, up to and including $281 billion	0.1715
Over $281 billion	0.1630

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
0-5 Year TIPS Bond	$20,676
TIPS Bond	50,139

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
0-5 Year TIPS Bond	$1,086,926,063	$776,804,684	$(2,814,490)
TIPS Bond	776,804,684	1,086,926,063	(3,899,088)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities
iShares ETF	Purchases	Sales
0-5 Year TIPS Bond	$1,287,309,152	$1,348,930,534
TIPS Bond	3,529,666,639	3,805,563,103

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year TIPS Bond	$763,389,095	$665,050,092
TIPS Bond	3,290,221,184	6,383,390,685

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to the expiration of capital loss carryforwards, amortization methods for premiums and discounts on fixed income securities and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
0-5 Year TIPS Bond	$2,559,056	$(2,559,056)
TIPS Bond	32,807,266	(32,807,266)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18

0-5 Year TIPS Bond
Ordinary income	$48,480,866	$47,922,843

TIPS Bond
Ordinary income	$403,860,049	$731,156,763

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
0-5 Year TIPS Bond	$1,372,107	$(13,613,272)	$6,954,076		$(5,287,089)
TIPS Bond	4,778,317	(231,060,376)	346,350,711		120,068,652

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
0-5 Year TIPS Bond	$2,336,317,767	$8,686,689	$(1,732,080)	$6,954,609
TIPS Bond	20,079,221,044	385,890,161	(39,539,450)	346,350,711

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

0-5 Year TIPS Bond
Shares sold	7,800,000	$771,964,635	10,650,000	$1,057,984,323
Shares redeemed	(6,800,000)	(673,265,606)	(1,450,000)	(143,676,301)

Net increase	1,000,000	$98,699,029	9,200,000	$914,308,022

TIPS Bond
Shares sold	29,000,000	$3,303,189,457	44,400,000	$4,994,177,467
Shares redeemed	(57,200,000)	(6,442,491,198)	(48,000,000)	(5,343,616,083)

Net decrease	(28,200,000)	$(3,139,301,741)	(3,600,000)	$(349,438,616)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares 0-5 Year TIPS Bond ETF and iShares TIPS Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares 0-5 Year TIPS Bond ETF and iShares TIPS Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
0-5 Year TIPS Bond	$47,660,220
TIPS Bond	390,301,874

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
0-5 Year TIPS Bond	$47,660,220
TIPS Bond	390,301,874

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares 0-5 Year TIPS Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares TIPS Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	27

Board Review and Approval of Investment Advisory Contract  (continued)

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
0-5 Year TIPS Bond	$2.106570	$—	$—	$2.106570	100%	—%	—%	100%
TIPS Bond	2.242556	—	—	2.242556	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year TIPS Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	1,334	92.25%
At NAV	50	3.46
Less than 0.0% and Greater than –0.5%	61	4.22
Less than –6.0%	1	0.07

	1,446	100.00%

iShares TIPS Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.07%
Greater than 0.0% and Less than 0.5%	1,111	76.83
At NAV	73	5.05
Less than 0.0% and Greater than –0.5%	261	18.05

	1,446	100.00%

SUPPLEMENTAL INFORMATION	29

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	31

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1001-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares 1-3 Year International Treasury Bond ETF | ISHG | NASDAQ
•	iShares International Treasury Bond ETF | IGOV | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 9.54% in U.S. dollar terms for the reporting period.

The performance of global bonds was driven primarily by lower interest rates, as concerns about the global economy led central banks around the world to implement a series of interest rate reductions. Following a cycle of higher interest rates in 2018, slowing economic growth and the protracted trade dispute between the U.S. and China prompted central banks to adopt or signal more accommodative monetary policies beginning January 2019. Low inflation and weak economic indicators led investors to anticipate continued stimulative policies from the world’s central banks. Consequently, global bond yields (which are inversely related to prices) declined to their lowest level in 120 years, with more than $17 trillion in bonds worldwide offering a negative yield as of August 2019.

U.S. bond yields declined significantly as the delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China weighed on economic growth, particularly in the manufacturing and industrial sectors. In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below two-year Treasury yields.

European bonds also posted strong returns in an environment of tepid economic growth and softening exports. The Eurozone’s slowing economy prompted the European Central Bank (“ECB”) to reinstate its monetary stimulus program and lower the interest rate on deposits made by commercial banks. The ECB also signaled its willingness to decrease its headline short-term interest rate in the future, which further helped Eurozone bond yields. Investors generally viewed the nomination of a new president of the ECB late in the reporting period as a positive development, anticipating that she would continue policies that promote low interest rates and monetary stimulus. As yields for many government bonds turned negative, investors seeking higher returns moved toward debt issued by countries that are considered higher risk. Italian bonds in particular benefited from a shift toward higher-yielding debt, despite the fact that the country dipped into recession briefly in 2019 before returning to growth. U.K. bond yields also declined, as uncertainty surrounding Brexit prompted investors to move away from equities, which are generally more exposed to trade risk.

A slowing Chinese economy and the trade dispute between the U.S. and China helped the performance of bonds in the Asia/Pacific region, as concerns about a possible economic downturn prompted investors to move into bonds. Japanese bond prices increased due to strong demand from both domestic and foreign investors, while South Korean bonds benefited from the country’s high credit rating and trade surplus, which investors viewed as signs of stability. Emerging market bonds also posted solid returns, driven by investors’ demand for yield as an increasing number of developed-market bonds offered negative interest rates.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® 1-3 Year International Treasury Bond ETF

Investment Objective

The iShares 1-3 Year International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds with remaining maturities between one and three years, as represented by the S&P International Sovereign Ex-U.S. 1-3 Year Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.25%	(1.69)%	(2.01)%	0.25%	(8.16)%	(18.34)%
Fund Market	0.32	(1.68)	(2.05)	0.32	(8.12)	(18.74)
Index	0.42	(1.52)	(1.71)	0.42	(7.39)	(15.88)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,005.20	$ 0.61		$ 1,000.00	$ 1,024.60	$ 0.61		0.12%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® 1-3 Year International Treasury Bond ETF

Portfolio Management Commentary

The Index rose for the reporting period, as investors searched for relatively stable investments amid market volatility, driving demand for international treasury bonds and currencies. Short-term Japanese government bonds contributed the most to the Index’s return, mainly due to the strength of the Japanese yen. Although short-term bond yields remained negative in Japan, they were even lower in some European countries, notably Germany. Lower yields in Europe made Japanese government bonds comparatively appealing. Additionally, increasing trade tensions between the U.S. and China contributed to the appreciation of the Japanese yen, which tends to benefit from economic uncertainty.

Short-term Italian government bonds also contributed notably to the Index’s performance. A new coalition government increased investor confidence late in the reporting period, lowering borrowing costs and raising bond prices. Short-term Canadian and U.K. government bonds made modest contributions to the Index’s return. Bond yields remained positive in these countries during the reporting period, which played a substantial role in their gains.

On the downside, short-term European government bonds in most countries detracted from the Index’s return. The depreciation of the euro relative to the U.S. dollar and negative interest rates worked against euro-area government bonds. More accommodative monetary policy from the ECB was a significant factor in the decline of the euro. French and German government bonds detracted the most, as they represented the largest weights on average in the Index’s European allocation for the reporting period.

Short-term Swedish and Norwegian government bonds were also noteworthy detractors, driven mainly by the depreciation of the Swedish krona and the Norwegian krone. Trade dispute concerns weighed heavily on the currencies of these small, export-driven economies.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	26.5%
Aa	24.5
A	26.6
Baa	17.5
Not Rated	4.9

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Japan	24.2%
Italy	10.3
France	9.2
Germany	7.1
Australia	5.0
Canada	5.0
Netherlands	5.0
United Kingdom	4.9
Spain	4.9
Belgium	4.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® International Treasury Bond ETF

Investment Objective

The iShares International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds, as represented by the S&P International Sovereign Ex-U.S. Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	7.31%	0.91%	0.82%	7.31%	4.64%	8.54%
Fund Market	7.53	0.91	0.78	7.53	4.62	8.10
Index	7.82	1.30	1.22	7.82	6.67	12.88

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(05/01/19)	(10/31/19)	the Period	(a)	(05/01/19)	(10/31/19)	the Period	(a)	Ratio
$ 1,000.00	$1,044.20	$1.80		$1,000.00	$1,023.40	$1.79		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® International Treasury Bond ETF

Portfolio Management Commentary

The Index advanced during the reporting period, as central banks around the world lowered short-term interest rates amid slowing global growth, trade disputes, and concerns about Brexit. Subdued inflation and investors seeking relatively stable, long-term investments led to lower long-term interest rates, which drove the Index’s positive return.

Japanese government bonds contributed the most to the Index’s return. Yields on long-term bonds declined slightly, with yields on some bonds trading below zero, which nonetheless were in demand by investors. The Bank of Japan continued to purchase long-term government bonds for economic stimulus, although concerns about possible reductions in future purchases limited the bond market’s advance.

In Europe, while the U.S. dollar strengthened slightly against the euro, Italian bonds contributed to the Index’s return. Italian long-term government bond yields declined appreciably despite ongoing concerns about the country’s debt levels. In Italy, the perception of improving political stability following the formation of a new government increased demand for Italian bonds. Investor confidence in Italian companies, many of which are multinational, benefited Italian corporate bonds. British bonds also contributed to the Index’s return. Yields reached record lows as trade tensions and concerns about Brexit drove investors to the relative stability of government bonds.

Portuguese government bonds also contributed to the Index’s performance, as bond yields declined, hitting historic lows. In addition, Portugal’s credit rating was upgraded amid political stability and solid economic growth relative to other European countries. From a maturity perspective, bonds with a maturity of greater than ten years contributed the most to the Index’s return, as investors sought longer-term bonds due to concerns about slowing global economic growth and declining inflation.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Percent of
Moody’s Credit Rating*	Total Investments(a)

Aaa	24.1%
Aa	24.3
A	27.8
Baa	17.7
Not Rated	6.1

TEN LARGEST COUNTRIES

Percent of
Country	Total Investments(a)

Japan	24.1%
France	8.3
Italy	7.9
United Kingdom	5.0
Portugal	5.0
Belgium	5.0
Spain	5.0
Austria	4.9
Germany	4.9
Netherlands	4.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® 1-3 Year International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Australia — 4.7%
Australia Government Bond
1.75%, 11/21/20(a)	AUD	930	$646,484
2.00%, 12/21/21(a)	AUD	1,345	949,461
5.75%, 05/15/21(a)	AUD	1,355	1,002,767
5.75%, 07/15/22(a)	AUD	675	526,199

			3,124,911

Austria — 4.1%
Republic of Austria Government Bond
3.50%, 09/15/21(b)	EUR	1,330	1,596,897
3.65%, 04/20/22(b)	EUR	800	986,235
3.90%, 07/15/20(b)	EUR	142	163,316

			2,746,448

Belgium — 4.6%
Kingdom of Belgium Government Bond
4.00%, 03/28/22	EUR	700	868,430
4.25%, 09/28/21(b)	EUR	880	1,073,470
4.25%, 09/28/22(b)	EUR	875	1,115,507

			3,057,407

Canada — 4.7%
Canadian Government Bond
0.50%, 03/01/22	CAD	625	464,502
0.75%, 03/01/21	CAD	793	596,751
0.75%, 09/01/21	CAD	939	703,970
1.00%, 09/01/22	CAD	1,080	809,965
2.75%, 06/01/22	CAD	400	314,072
3.25%, 06/01/21	CAD	300	234,054

			3,123,314

Denmark — 2.3%
Denmark Government Bond, 3.00%, 11/15/21	DKK	9,800	1,576,056

Finland — 2.6%
Finland Government Bond
0.00%, 04/15/22(b)(c)	EUR	450	509,608
1.63%, 09/15/22(b)	EUR	500	593,855
3.50%, 04/15/21(b)	EUR	530	626,690

			1,730,153

France — 8.5%
French Republic Government Bond OAT
0.00%, 02/25/21(a)(c)	EUR	260	292,477
0.00%, 05/25/21(a)(c)	EUR	630	706,866
0.00%, 02/25/22(a)(c)	EUR	300	338,745
0.00%, 05/25/22(a)(c)	EUR	1,475	1,667,635
3.00%, 04/25/22(a)	EUR	900	1,094,152
3.25%, 10/25/21(a)	EUR	770	921,934
3.75%, 04/25/21(a)	EUR	600	711,562

			5,733,371

Germany — 6.6%
Bundesobligation
0.00%, 10/08/21(a)(c)	EUR	400	452,133
0.00%, 04/08/22(a)(c)	EUR	300	340,228
Bundesrepublik Deutschland Bundesanleihe
1.50%, 09/04/22(a)	EUR	600	711,368
1.75%, 07/04/22(a)	EUR	300	356,738
2.00%, 01/04/22(a)	EUR	700	827,172
2.25%, 09/04/21(a)	EUR	300	352,658
2.50%, 01/04/21(a)	EUR	810	938,161

Security		Par (000)	Value

Germany (continued)
3.25%, 07/04/21(a)	EUR	400	$475,410

			4,453,868

Ireland — 2.2%
Ireland Government Bond
0.80%, 03/15/22(a)	EUR	665	765,129
5.00%, 10/18/20	EUR	610	716,548

			1,481,677

Italy — 9.6%
Italy Buoni Poliennali Del Tesoro
0.20%, 10/15/20	EUR	100	112,005
0.35%, 11/01/21	EUR	320	360,304
0.45%, 06/01/21(a)	EUR	360	405,499
0.65%, 11/01/20	EUR	255	286,969
1.00%, 07/15/22(a)	EUR	300	343,937
1.20%, 04/01/22	EUR	300	344,942
1.35%, 04/15/22	EUR	300	346,077
1.45%, 09/15/22	EUR	575	668,448
2.15%, 12/15/21	EUR	350	409,150
3.75%, 03/01/21	EUR	420	493,463
3.75%, 05/01/21(b)	EUR	210	248,177
3.75%, 08/01/21(b)	EUR	370	440,810
4.00%, 09/01/20	EUR	302	348,667
4.75%, 09/01/21	EUR	500	607,428
5.00%, 03/01/22	EUR	850	1,060,749

			6,476,625

Japan — 22.6%
Japan Government Five Year Bond
0.10%, 12/20/20	JPY	113,000	1,048,918
0.10%, 03/20/21	JPY	240,850	2,237,863
0.10%, 06/20/21	JPY	306,000	2,845,753
0.10%, 09/20/21	JPY	69,550	647,403
0.10%, 12/20/21	JPY	194,000	1,807,921
0.10%, 03/20/22	JPY	101,000	942,143
0.10%, 06/20/22	JPY	35,000	326,725
0.10%, 09/20/22	JPY	175,000	1,635,260
Japan Government Ten Year Bond
1.00%, 03/20/22	JPY	195,000	1,857,429
1.10%, 03/20/21	JPY	2,350	22,136
1.20%, 12/20/20	JPY	61,350	576,578
1.30%, 03/20/21	JPY	49,900	471,319
Japan Government Twenty Year Bond, 2.50%, 12/21/20	JPY	78,000	743,772

			15,163,220

Netherlands — 4.6%
Netherlands Government Bond
0.00%, 01/15/22(b)(c)	EUR	700	791,967
2.25%, 07/15/22(b)	EUR	975	1,174,671
3.25%, 07/15/21(b)	EUR	960	1,142,355

			3,108,993

Norway — 1.3%
Norway Government Bond, 3.75%, 05/25/21(b)	NOK	7,500	848,092

Portugal — 2.1%
Portugal Obrigacoes do Tesouro OT, 3.85%, 04/15/21(b)	EUR	1,200	1,424,155

South Korea — 0.1%
Korea Treasury Bond, 1.88%, 03/10/22	KRW	78,000	67,663

Spain — 4.6%
Spain Government Bond 0.05%, 01/31/21	EUR	300	336,776

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (continued) October 31, 2019	iShares® 1-3 Year International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
0.05%, 10/31/21	EUR	250	$281,528
0.40%, 04/30/22	EUR	700	796,581
0.75%, 07/30/21	EUR	440	501,104
1.15%, 07/30/20	EUR	119	134,340
5.50%, 04/30/21(b)	EUR	440	534,477
5.85%, 01/31/22(b)	EUR	400	509,478

			3,094,284

Sweden — 2.9%
Sweden Government Bond
3.50%, 06/01/22	SEK	10,100	1,154,901
5.00%, 12/01/20	SEK	6,990	767,781

			1,922,682

Switzerland — 0.6%
Swiss Confederation Government Bond, 2.00%, 04/28/21(a)	CHF	360	379,883

United Kingdom — 4.6%
United Kingdom Gilt
0.50%, 07/22/22(a)	GBP	600	777,875
1.50%, 01/22/21(a)	GBP	50	65,379
1.75%, 09/07/22(a)	GBP	400	536,803
3.75%, 09/07/21(a)	GBP	658	902,283
4.00%, 03/07/22(a)	GBP	300	420,420
8.00%, 06/07/21(a)	GBP	272	393,782

			3,096,542

Total Foreign Government Obligations — 93.3% (Cost: $63,374,680)			62,609,344

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 4.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(d)(e)	3,056	$3,056,000

Total Short-Term Investments — 4.6% (Cost: $3,056,000)		3,056,000

Total Investments in Securities — 97.9% (Cost: $66,430,680)		65,665,344

Other Assets, Less Liabilities — 2.1%		1,424,450

Net Assets — 100.0%		$67,089,794

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	10/31/19	Income	Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	1	3,055	3,056	$3,056,000	$25,204	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
3-Year Korea Bond	15	12/17/19	$1,420	$(9,087)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

KRW	2,160,069,697	USD	1,841,970	GS	11/01/19	$14,638
KRW	3,007,409,262	USD	2,534,160	GS	12/02/19	39,604

						54,242

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 1-3 Year International Treasury Bond ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

KRW	590,465,335	USD	513,457	GS	11/01/19	$(5,945)
USD	2,347,692	KRW	2,750,535,032	GS	11/01/19	(16,428)
KRW	590,465,335	USD	514,025	GS	12/02/19	(8,699)

						(31,072)

	Net unrealized appreciation					$23,170

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$54,242	$—	$54,242

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$9,087	$9,087
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$31,072	$—	$31,072

	$31,072	$9,087	$40,159

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$11,265	$11,265
Forward foreign currency exchange contracts	(155,646)	—	(155,646)

	$(155,646)	$11,265	$(144,381)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$(9,087)	$(9,087)
Forward foreign currency exchange contracts	23,170	—	23,170

	$23,170	$(9,087)	$14,083

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$565,185
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$5,248,118
Average amounts sold — in USD	$3,770,692

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2019	iShares® 1-3 Year International Treasury Bond ETF

Derivative Financial Instruments — Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$—	$9,087
Forward foreign currency exchange contracts	54,242	31,072
Total derivative assets and liabilities in the Statement of Assets and Liabilities	$54,242	$40,159
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(9,087)

Total derivative assets and liabilities subject to an MNA	$54,242	$31,072

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Derivative
Assets
	Subject to	Derivatives		Net Amount
	an MNA by	Available		of Derivative
Counterparty	Counterparty	for Offset	(a)	Assets	(b)

Goldman Sachs & Co.	$54,242	$(31,072)		$23,170

Derivative
Liabilities
	Subject to	Derivatives		Net Amount
	an MNA by	Available		of Derivative
Counterparty	Counterparty	for Offset	(a)	Liabilities

Goldman Sachs & Co.	$31,072		$(31,072)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Foreign Government Obligations	$—	$62,609,344	$—	$62,609,344
Money Market Funds	3,056,000	—	—	3,056,000

	$3,056,000	$62,609,344	$—	$65,665,344

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$54,242	$—	$54,242
Liabilities
Forward Foreign Currency Exchange Contracts	—	(31,072)	—	(31,072)
Futures Contracts	(9,087)	—	—	(9,087)

	$(9,087)	$23,170	$—	$14,083

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Australia — 4.5%
Australia Government Bond
1.50%, 06/21/31(a)	AUD	700	$498,011
1.75%, 11/21/20(a)	AUD	2,225	1,546,695
2.00%, 12/21/21(a)	AUD	1,400	988,286
2.25%, 11/21/22	AUD	1,650	1,185,694
2.25%, 05/21/28(a)	AUD	3,100	2,332,426
2.50%, 05/21/30(a)	AUD	2,390	1,864,517
2.75%, 04/21/24(a)	AUD	3,050	2,274,781
2.75%, 11/21/27(a)	AUD	3,109	2,414,230
2.75%, 11/21/28(a)	AUD	2,820	2,213,185
2.75%, 11/21/29(a)	AUD	2,555	2,026,561
2.75%, 06/21/35(a)	AUD	831	683,443
2.75%, 05/21/41(a)	AUD	500	414,631
3.00%, 03/21/47(a)	AUD	1,511	1,329,851
3.25%, 04/21/25(a)	AUD	3,128	2,422,088
3.25%, 04/21/29(a)	AUD	3,106	2,543,118
3.25%, 06/21/39(a)	AUD	974	863,987
3.75%, 04/21/37(a)	AUD	1,171	1,091,676
4.25%, 04/21/26(a)	AUD	3,614	2,997,898
4.50%, 04/21/33(a)	AUD	1,555	1,499,994
4.75%, 04/21/27(a)	AUD	3,318	2,892,281
5.50%, 04/21/23(a)	AUD	2,785	2,223,861
5.75%, 05/15/21(a)	AUD	2,837	2,099,520
5.75%, 07/15/22(a)	AUD	2,791	2,175,735

			40,582,469

Austria — 4.6%
Republic of Austria Government Bond
0.00%, 09/20/22(b)(c)	EUR	940	1,065,806
0.00%, 07/15/23(b)(c)	EUR	1,310	1,490,148
0.00%, 07/15/24(b)(c)	EUR	500	570,153
0.50%, 04/20/27(b)	EUR	1,350	1,593,634
0.50%, 02/20/29(b)	EUR	1,250	1,479,353
0.75%, 10/20/26(b)	EUR	1,724	2,068,482
0.75%, 02/20/28(b)	EUR	1,450	1,749,212
1.20%, 10/20/25(b)	EUR	1,621	1,981,540
1.50%, 02/20/47(b)	EUR	1,092	1,558,376
1.50%, 11/02/86(b)	EUR	363	551,827
1.65%, 10/21/24(b)	EUR	1,585	1,953,094
1.75%, 10/20/23(b)	EUR	1,894	2,305,963
2.10%, 09/20/2117(b)	EUR	913	1,770,613
2.40%, 05/23/34(b)	EUR	1,260	1,872,559
3.15%, 06/20/44(b)	EUR	1,112	2,067,590
3.40%, 11/22/22(b)	EUR	1,626	2,035,543
3.50%, 09/15/21(b)	EUR	2,441	2,930,846
3.65%, 04/20/22(b)	EUR	1,290	1,590,304
3.80%, 01/26/62(b)	EUR	667	1,639,115
4.15%, 03/15/37(b)	EUR	2,366	4,437,560
4.85%, 03/15/26(b)	EUR	1,440	2,148,100
6.25%, 07/15/27	EUR	1,486	2,503,612

			41,363,430

Belgium — 4.7%
Kingdom of Belgium Government Bond
0.20%, 10/22/23(b)	EUR	820	941,272
0.50%, 10/22/24(b)	EUR	900	1,051,378
0.80%, 06/22/25(b)	EUR	1,465	1,745,406
0.80%, 06/22/27(b)	EUR	1,220	1,470,662
0.80%, 06/22/28(b)	EUR	1,310	1,585,598
0.90%, 06/22/29(b)	EUR	2,715	3,321,289

Security		Par (000)	Value

Belgium (continued)
1.00%, 06/22/26(b)	EUR	1,360	$1,651,868
1.00%, 06/22/31(b)	EUR	980	1,216,447
1.45%, 06/22/37(b)	EUR	395	522,384
1.60%, 06/22/47(b)	EUR	932	1,293,599
1.70%, 06/22/50(b)	EUR	585	826,262
1.90%, 06/22/38(b)	EUR	670	949,232
2.15%, 06/22/66(b)	EUR	521	843,341
2.25%, 06/22/23(a)	EUR	1,180	1,452,854
2.25%, 06/22/57(b)	EUR	450	725,151
2.60%, 06/22/24(b)	EUR	1,465	1,869,459
3.00%, 06/22/34(b)	EUR	700	1,101,460
3.75%, 06/22/45(a)	EUR	954	1,870,242
4.00%, 03/28/22	EUR	1,222	1,516,072
4.00%, 03/28/32(a)	EUR	836	1,390,072
4.25%, 09/28/21(b)	EUR	1,366	1,666,318
4.25%, 09/28/22(b)	EUR	1,433	1,825,573
4.25%, 03/28/41(b)	EUR	1,509	2,968,239
4.50%, 03/28/26(b)	EUR	1,087	1,593,261
5.00%, 03/28/35(b)	EUR	1,678	3,223,843
5.50%, 03/28/28	EUR	1,648	2,731,567
Series 86, 1.25%, 04/22/33(a)	EUR	684	878,486

			42,231,335

Canada — 4.5%
Canadian Government Bond
0.50%, 03/01/22	CAD	2,388	1,774,771
0.75%, 03/01/21	CAD	3,274	2,463,764
0.75%, 09/01/21	CAD	2,281	1,710,069
1.00%, 09/01/22	CAD	3,090	2,317,400
1.00%, 06/01/27	CAD	2,038	1,504,400
1.50%, 06/01/23	CAD	1,921	1,463,985
1.50%, 06/01/26	CAD	1,725	1,318,657
1.75%, 03/01/23	CAD	2,130	1,635,223
2.00%, 09/01/23	CAD	1,669	1,295,708
2.00%, 06/01/28	CAD	1,724	1,374,386
2.00%, 12/01/51	CAD	1,200	1,008,453
2.25%, 03/01/24	CAD	1,500	1,180,724
2.25%, 06/01/25	CAD	1,700	1,351,166
2.25%, 06/01/29	CAD	3,600	2,942,805
2.50%, 06/01/24	CAD	1,775	1,413,977
2.75%, 06/01/22	CAD	1,588	1,246,864
2.75%, 12/01/48	CAD	1,897	1,834,549
2.75%, 12/01/64	CAD	635	666,225
3.25%, 06/01/21	CAD	1,471	1,147,645
3.50%, 12/01/45	CAD	2,210	2,350,199
4.00%, 06/01/41	CAD	1,992	2,172,490
5.00%, 06/01/37	CAD	1,692	1,962,120
5.75%, 06/01/29	CAD	1,480	1,555,433
5.75%, 06/01/33	CAD	1,650	1,909,172
8.00%, 06/01/27	CAD	520	580,793
9.00%, 06/01/25	CAD	20	21,354
Canadian When Issued Government Bond, 1.50%, 06/01/30	CAD	406	303,282

			40,505,614

Denmark — 2.9%
Denmark Government Bond
0.25%, 11/15/20	DKK	9,851	1,487,154
0.50%, 11/15/27	DKK	25,610	4,145,427
0.50%, 11/15/29(b)	DKK	5,800	945,120
1.50%, 11/15/23	DKK	16,046	2,611,688

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2019	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Denmark (continued)
1.75%, 11/15/25	DKK	19,612	$3,352,634
3.00%, 11/15/21	DKK	18,245	2,934,148
4.50%, 11/15/39	DKK	37,674	11,035,253

			26,511,424

Finland — 3.1%
Finland Government Bond
0.00%, 04/15/22(b)(c)	EUR	1,333	1,509,574
0.00%, 09/15/23(b)(c)	EUR	1,485	1,692,361
0.50%, 04/15/26(b)	EUR	1,552	1,829,682
0.50%, 09/15/27(b)	EUR	1,350	1,600,065
0.50%, 09/15/28(b)	EUR	1,146	1,362,996
0.50%, 09/15/29(b)	EUR	1,000	1,189,395
0.75%, 04/15/31(b)	EUR	1,253	1,527,147
0.88%, 09/15/25(b)	EUR	1,063	1,277,123
1.13%, 04/15/34(b)	EUR	1,050	1,348,050
1.38%, 04/15/47(b)	EUR	790	1,120,469
1.50%, 04/15/23(b)	EUR	1,501	1,796,552
1.63%, 09/15/22(b)	EUR	1,310	1,555,901
2.00%, 04/15/24(b)	EUR	1,337	1,661,580
2.63%, 07/04/42(b)	EUR	1,271	2,166,933
2.75%, 07/04/28(b)	EUR	1,342	1,890,878
3.50%, 04/15/21(b)	EUR	1,619	1,914,360
4.00%, 07/04/25(b)	EUR	1,600	2,245,171

			27,688,237

France — 7.7%
French Republic Government Bond OAT
0.00%, 02/25/21(a)(c)	EUR	1,050	1,181,156
0.00%, 05/25/21(a)(c)	EUR	1,086	1,218,335
0.00%, 02/25/22(a)(c)	EUR	1,000	1,129,150
0.00%, 05/25/22(a)(c)	EUR	1,150	1,300,190
0.00%, 03/25/23(a)(c)	EUR	1,150	1,298,522
0.00%, 03/25/24(a)(c)	EUR	1,100	1,254,092
0.00%, 03/25/25(a)(c)	EUR	750	856,736
0.25%, 11/25/20(a)	EUR	743	836,425
0.25%, 11/25/26(a)	EUR	1,230	1,426,591
0.50%, 05/25/25(a)	EUR	1,403	1,643,208
0.50%, 05/25/26(a)	EUR	1,246	1,467,946
0.50%, 05/25/29(a)	EUR	1,100	1,303,180
0.75%, 05/25/28(a)	EUR	1,201	1,449,902
0.75%, 11/25/28(a)	EUR	1,250	1,514,077
1.00%, 11/25/25(a)	EUR	1,200	1,448,695
1.00%, 05/25/27(a)	EUR	1,230	1,505,084
1.25%, 05/25/34(a)	EUR	900	1,161,426
1.25%, 05/25/36(b)	EUR	1,133	1,464,129
1.50%, 05/25/31(a)	EUR	1,737	2,279,340
1.50%, 05/25/50(b)	EUR	751	1,022,684
1.75%, 05/25/23(a)	EUR	1,415	1,704,148
1.75%, 11/25/24(a)	EUR	1,370	1,695,507
1.75%, 06/25/39(b)	EUR	700	983,145
1.75%, 05/25/66(b)	EUR	416	619,913
2.00%, 05/25/48(b)	EUR	982	1,484,058
2.25%, 10/25/22(a)	EUR	1,313	1,590,307
2.25%, 05/25/24(a)	EUR	1,456	1,827,760
2.50%, 10/25/20(a)	EUR	1,015	1,167,271
2.50%, 05/25/30(a)	EUR	1,508	2,145,061
2.75%, 10/25/27(a)	EUR	1,539	2,135,551
3.00%, 04/25/22(a)	EUR	1,730	2,102,995
3.25%, 10/25/21(a)	EUR	1,500	1,795,974
3.25%, 05/25/45(a)	EUR	912	1,672,319

Security		Par (000)	Value

France (continued)
3.50%, 04/25/26(a)	EUR	1,354	$1,896,611
3.75%, 04/25/21(a)	EUR	1,420	1,684,030
4.00%, 10/25/38(a)	EUR	1,017	1,904,681
4.00%, 04/25/55(a)	EUR	733	1,641,203
4.00%, 04/25/60(a)	EUR	447	1,049,617
4.25%, 10/25/23(a)	EUR	1,715	2,262,334
4.50%, 04/25/41(a)	EUR	1,304	2,679,030
4.75%, 04/25/35(a)	EUR	1,207	2,288,127
5.50%, 04/25/29(a)	EUR	1,320	2,273,491
5.75%, 10/25/32(a)	EUR	1,168	2,271,727
6.00%, 10/25/25(a)	EUR	1,123	1,734,606
8.50%, 04/25/23(a)	EUR	435	640,006

			70,010,340

Germany — 4.6%
Bundesobligation
0.00%, 10/08/21(a)(c)	EUR	730	825,143
0.00%, 04/08/22(a)(c)	EUR	661	749,635
0.00%, 10/07/22(a)(c)	EUR	655	745,644
0.00%, 04/14/23(a)(c)	EUR	600	685,422
0.00%, 10/13/23(a)(c)	EUR	600	687,718
0.00%, 04/05/24(c)	EUR	967	1,110,379
0.00%, 10/18/24(c)	EUR	300	345,315
Bundesrepublik Deutschland Bundesanleihe
0.00%, 08/15/26(a)(c)	EUR	904	1,049,243
0.00%, 08/15/29(a)(c)	EUR	450	522,737
0.25%, 02/15/27(a)	EUR	945	1,118,032
0.25%, 08/15/28(a)	EUR	800	951,123
0.25%, 02/15/29(a)	EUR	800	951,436
0.50%, 02/15/25(a)	EUR	854	1,010,846
0.50%, 02/15/26(a)	EUR	1,010	1,206,247
0.50%, 08/15/27(a)	EUR	950	1,147,954
0.50%, 02/15/28(a)	EUR	825	999,540
1.00%, 08/15/24(a)	EUR	685	825,526
1.00%, 08/15/25(a)	EUR	850	1,038,714
1.25%, 08/15/48(a)	EUR	650	969,128
1.50%, 09/04/22(a)	EUR	655	776,577
1.50%, 02/15/23(a)	EUR	655	783,913
1.50%, 05/15/23(a)	EUR	641	771,105
1.50%, 05/15/24(a)	EUR	641	786,180
1.75%, 07/04/22(a)	EUR	875	1,040,486
1.75%, 02/15/24(a)	EUR	625	770,412
2.00%, 01/04/22(a)	EUR	755	892,164
2.00%, 08/15/23(a)	EUR	689	847,750
2.25%, 09/04/21(a)	EUR	578	679,575
2.50%, 07/04/44(a)	EUR	1,031	1,858,895
2.50%, 08/15/46(a)	EUR	1,146	2,116,884
3.25%, 07/04/21(a)	EUR	725	861,681
3.25%, 07/04/42(a)	EUR	560	1,095,040
4.00%, 01/04/37(a)	EUR	836	1,614,248
4.25%, 07/04/39(a)	EUR	554	1,156,397
4.75%, 07/04/28(a)	EUR	464	757,799
4.75%, 07/04/34(a)	EUR	790	1,545,864
4.75%, 07/04/40(a)	EUR	618	1,389,132
5.50%, 01/04/31(a)	EUR	667	1,246,470
5.63%, 01/04/28(a)	EUR	565	953,248
6.25%, 01/04/24(a)	EUR	285	410,640
6.25%, 01/04/30(a)	EUR	375	708,889
6.50%, 07/04/27(a)	EUR	450	778,302

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Bundesschatzanweisungen, 0.00% 06/11/21(a)(c)	EUR	500	$563,794

			41,345,227

Ireland — 4.2%
Ireland Government Bond
0.00%, 10/18/22(a)(c)	EUR	1,250	1,414,561
0.80%, 03/15/22(a)	EUR	1,880	2,163,072
0.90%, 05/15/28(a)	EUR	2,250	2,720,821
1.00%, 05/15/26(a)	EUR	3,100	3,735,198
1.10%, 05/15/29(a)	EUR	1,900	2,341,461
1.30%, 05/15/33(a)	EUR	1,245	1,572,331
1.35%, 03/18/31(a)	EUR	847	1,073,187
1.50%, 05/15/50(a)	EUR	1,104	1,446,729
1.70%, 05/15/37(a)	EUR	1,560	2,086,757
2.00%, 02/18/45(a)	EUR	2,438	3,547,639
2.40%, 05/15/30(a)	EUR	2,754	3,823,728
3.40%, 03/18/24(a)	EUR	2,258	2,941,347
3.90%, 03/20/23(a)	EUR	1,933	2,476,923
5.00%, 10/18/20	EUR	1,762	2,070,131
5.40%, 03/13/25	EUR	3,303	4,817,628

			38,231,513

Italy — 7.3%
Italy Buoni Poliennali Del Tesoro
0.05%, 04/15/21	EUR	600	671,825
0.20%, 10/15/20	EUR	582	651,870
0.35%, 11/01/21	EUR	615	692,460
0.45%, 06/01/21(a)	EUR	695	782,838
0.65%, 11/01/20	EUR	746	839,524
0.65%, 10/15/23	EUR	566	644,504
0.90%, 08/01/22(a)	EUR	600	686,447
0.95%, 03/01/23	EUR	490	562,157
0.95%, 03/15/23	EUR	630	722,983
1.00%, 07/15/22(a)	EUR	300	343,937
1.20%, 04/01/22	EUR	700	804,864
1.25%, 12/01/26(a)	EUR	750	873,668
1.35%, 04/15/22	EUR	743	857,116
1.45%, 09/15/22	EUR	790	918,390
1.45%, 11/15/24(a)	EUR	550	647,461
1.45%, 05/15/25(a)	EUR	600	705,740
1.50%, 06/01/25	EUR	800	943,930
1.60%, 06/01/26	EUR	770	916,657
1.65%, 03/01/32(b)	EUR	985	1,157,952
1.75%, 07/01/24(a)	EUR	600	713,721
1.85%, 05/15/24	EUR	650	776,646
2.00%, 12/01/25	EUR	750	911,326
2.00%, 02/01/28(a)	EUR	650	797,860
2.05%, 08/01/27	EUR	930	1,141,063
2.10%, 07/15/26(a)	EUR	300	367,355
2.15%, 12/15/21	EUR	746	872,074
2.20%, 06/01/27	EUR	740	916,759
2.30%, 10/15/21(a)	EUR	600	700,776
2.45%, 10/01/23(a)	EUR	300	364,029
2.45%, 09/01/33(b)	EUR	600	764,415
2.50%, 12/01/24	EUR	835	1,031,437
2.50%, 11/15/25(a)	EUR	650	810,121
2.70%, 03/01/47(b)	EUR	699	919,509
2.80%, 12/01/28(a)	EUR	750	979,885
2.80%, 03/01/67(b)	EUR	371	477,921
2.95%, 09/01/38(b)	EUR	727	980,400
3.00%, 08/01/29(a)	EUR	400	532,340

Security		Par (000)	Value

Italy (continued)
3.10%, 03/01/40(b)	EUR	200	$273,851
3.25%, 09/01/46(b)	EUR	575	823,705
3.35%, 03/01/35(b)	EUR	500	700,857
3.45%, 03/01/48(b)	EUR	687	1,019,698
3.50%, 03/01/30(b)	EUR	1,043	1,446,074
3.75%, 03/01/21	EUR	883	1,037,447
3.75%, 05/01/21(b)	EUR	203	239,905
3.75%, 08/01/21(b)	EUR	1,001	1,192,570
3.75%, 09/01/24	EUR	747	968,550
3.85%, 09/01/49(b)	EUR	400	630,595
4.00%, 09/01/20	EUR	1,035	1,194,935
4.00%, 02/01/37(b)	EUR	998	1,514,127
4.50%, 05/01/23	EUR	747	960,230
4.50%, 03/01/24	EUR	1,097	1,446,187
4.50%, 03/01/26(b)	EUR	925	1,286,516
4.75%, 09/01/21	EUR	874	1,061,785
4.75%, 08/01/23(b)	EUR	970	1,267,359
4.75%, 09/01/28(b)	EUR	1,056	1,574,489
4.75%, 09/01/44(b)	EUR	649	1,130,972
5.00%, 03/01/22	EUR	739	922,228
5.00%, 03/01/25(b)	EUR	929	1,286,709
5.00%, 08/01/34(b)	EUR	947	1,557,806
5.00%, 08/01/39(b)	EUR	789	1,365,441
5.00%, 09/01/40(b)	EUR	952	1,650,048
5.25%, 11/01/29	EUR	1,109	1,742,697
5.50%, 09/01/22	EUR	738	951,938
5.50%, 11/01/22(a)	EUR	1,007	1,306,983
5.75%, 02/01/33	EUR	901	1,547,807
6.00%, 05/01/31(a)	EUR	1,271	2,164,041
6.50%, 11/01/27	EUR	959	1,545,578
7.25%, 11/01/26	EUR	536	867,300
9.00%, 11/01/23	EUR	697	1,050,717

			66,211,105

Japan — 22.5%
Japan Government Five Year Bond
0.10%, 12/20/20	JPY	66,000	612,642
0.10%, 03/20/21	JPY	36,750	341,463
0.10%, 06/20/21	JPY	70,950	659,824
0.10%, 09/20/21	JPY	92,850	864,290
0.10%, 12/20/21	JPY	69,300	645,819
0.10%, 03/20/22	JPY	69,400	647,374
0.10%, 06/20/22	JPY	69,000	644,115
0.10%, 09/20/22	JPY	74,200	693,350
0.10%, 12/20/22	JPY	68,000	636,214
0.10%, 03/20/23	JPY	103,000	964,554
0.10%, 06/20/23	JPY	53,000	496,785
0.10%, 09/20/23	JPY	75,000	703,372
0.10%, 12/20/23	JPY	137,000	1,286,055
0.10%, 03/20/24	JPY	119,000	1,118,691
0.10%, 06/20/24	JPY	144,250	1,356,875
Japan Government Forty Year Bond
0.40%, 03/20/56	JPY	88,750	817,398
0.50%, 03/20/59	JPY	37,450	355,918
0.80%, 03/20/58	JPY	84,000	881,749
0.90%, 03/20/57	JPY	96,450	1,041,612
1.40%, 03/20/55	JPY	53,400	656,147
1.70%, 03/20/54	JPY	52,950	694,436
1.90%, 03/20/53	JPY	53,800	731,825
2.00%, 03/20/52	JPY	90,100	1,240,589
2.20%, 03/20/49	JPY	61,100	851,167

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
2.20%, 03/20/50	JPY	56,150	$790,141
2.20%, 03/20/51	JPY	83,450	1,185,205
2.40%, 03/20/48	JPY	38,900	557,259
Japan Government Ten Year Bond
0.10%, 03/20/26	JPY	42,600	403,369
0.10%, 06/20/26	JPY	45,000	426,456
0.10%, 09/20/26	JPY	70,450	668,664
0.10%, 12/20/26	JPY	78,500	745,643
0.10%, 03/20/27	JPY	52,000	494,261
0.10%, 06/20/27	JPY	58,050	552,577
0.10%, 09/20/27	JPY	57,250	544,898
0.10%, 12/20/27	JPY	45,000	428,342
0.10%, 03/20/28	JPY	54,000	514,200
0.10%, 06/20/28	JPY	74,400	708,096
0.10%, 09/20/28	JPY	101,000	960,698
0.10%, 12/20/28	JPY	80,000	759,883
0.10%, 03/20/29	JPY	211,400	2,007,210
0.10%, 06/20/29	JPY	408,350	3,871,818
0.30%, 12/20/24	JPY	48,550	462,529
0.30%, 12/20/25	JPY	41,550	398,143
0.40%, 03/20/25	JPY	48,200	462,293
0.40%, 06/20/25	JPY	85,250	819,048
0.40%, 09/20/25	JPY	47,950	461,479
0.50%, 09/20/24	JPY	120,350	1,155,284
0.50%, 12/20/24	JPY	43,850	421,979
0.60%, 03/20/23	JPY	220,200	2,096,101
0.60%, 09/20/23	JPY	30,250	289,183
0.60%, 12/20/23	JPY	187,000	1,791,554
0.60%, 03/20/24	JPY	79,700	765,247
0.60%, 06/20/24	JPY	83,050	799,210
0.70%, 12/20/22	JPY	94,050	896,148
0.80%, 06/20/22	JPY	175,700	1,670,308
0.80%, 09/20/22	JPY	290,450	2,768,712
0.80%, 12/20/22	JPY	206,850	1,977,000
0.80%, 06/20/23	JPY	207,100	1,989,658
0.80%, 09/20/23	JPY	101,800	980,568
0.90%, 03/20/22	JPY	153,500	1,458,722
0.90%, 06/20/22	JPY	101,100	963,595
1.00%, 09/20/21	JPY	179,050	1,694,901
1.00%, 12/20/21	JPY	174,650	1,658,436
1.00%, 03/20/22	JPY	198,800	1,893,625
1.10%, 03/20/21	JPY	37,350	351,823
1.10%, 06/20/21	JPY	82,450	779,273
1.10%, 09/20/21	JPY	77,750	737,347
1.10%, 12/20/21	JPY	102,550	975,821
1.20%, 12/20/20	JPY	163,850	1,539,891
1.20%, 06/20/21	JPY	123,400	1,168,182
1.30%, 03/20/21	JPY	180,050	1,700,619
Japan Government Thirty Year Bond
0.30%, 06/20/46	JPY	71,900	658,031
0.40%, 06/20/49	JPY	69,400	645,172
0.50%, 09/20/46	JPY	83,500	803,339
0.50%, 03/20/49	JPY	101,400	968,414
0.60%, 12/20/46	JPY	69,200	681,220
0.70%, 06/20/48	JPY	112,000	1,128,817
0.70%, 12/20/48	JPY	103,000	1,037,298
0.80%, 03/20/46	JPY	59,700	616,792
0.80%, 03/20/47	JPY	66,000	681,649
0.80%, 06/20/47	JPY	74,300	767,268
0.80%, 09/20/47	JPY	78,400	809,499

Security		Par (000)	Value

Japan (continued)
0.80%, 12/20/47	JPY	83,550	$862,519
0.80%, 03/20/48	JPY	107,300	1,107,452
0.90%, 09/20/48	JPY	87,000	921,031
1.10%, 03/20/33	JPY	29,000	307,407
1.40%, 09/20/45	JPY	37,500	439,427
1.40%, 12/20/45	JPY	49,950	585,853
1.50%, 12/20/44	JPY	51,950	619,724
1.50%, 03/20/45	JPY	66,250	790,251
1.60%, 06/20/45	JPY	40,650	495,016
1.70%, 06/20/33	JPY	32,550	369,933
1.70%, 12/20/43	JPY	71,350	876,079
1.70%, 03/20/44	JPY	76,600	940,826
1.70%, 06/20/44	JPY	60,500	745,912
1.70%, 09/20/44	JPY	65,200	805,041
1.80%, 11/22/32	JPY	26,000	297,279
1.80%, 03/20/43	JPY	82,500	1,024,029
1.80%, 09/20/43	JPY	70,950	885,620
1.90%, 09/20/42	JPY	168,500	2,118,154
1.90%, 06/20/43	JPY	84,750	1,072,395
2.00%, 12/20/33	JPY	39,750	468,958
2.00%, 09/20/40	JPY	145,300	1,824,660
2.00%, 09/20/41	JPY	143,650	1,819,633
2.00%, 03/20/42	JPY	134,550	1,711,357
2.10%, 09/20/33	JPY	25,550	304,010
2.20%, 09/20/39	JPY	108,400	1,387,717
2.20%, 03/20/41	JPY	127,000	1,649,749
2.30%, 05/20/32	JPY	70,000	837,358
2.30%, 03/20/35	JPY	58,200	721,103
2.30%, 06/20/35	JPY	39,050	485,256
2.30%, 12/20/35	JPY	45,650	570,501
2.30%, 12/20/36	JPY	53,550	676,398
2.30%, 03/20/39	JPY	116,050	1,499,778
2.30%, 03/20/40	JPY	124,950	1,633,001
2.40%, 11/20/31	JPY	22,600	270,828
2.40%, 03/20/34	JPY	48,900	604,857
2.40%, 12/20/34	JPY	42,600	532,196
2.40%, 03/20/37	JPY	82,150	1,053,143
2.40%, 09/20/38	JPY	101,200	1,319,396
2.50%, 06/20/34	JPY	54,500	684,344
2.50%, 09/20/34	JPY	39,700	499,951
2.50%, 09/20/35	JPY	36,550	466,104
2.50%, 03/20/36	JPY	52,000	667,113
2.50%, 06/20/36	JPY	53,500	688,416
2.50%, 09/20/36	JPY	36,900	476,193
2.50%, 09/20/37	JPY	75,800	989,057
2.50%, 03/20/38	JPY	101,800	1,337,596
Japan Government Twenty Year Bond
0.20%, 06/20/36	JPY	80,600	754,429
0.30%, 06/20/39	JPY	400,000	3,757,902
0.40%, 03/20/36	JPY	62,000	599,353
0.40%, 03/20/39	JPY	130,050	1,245,631
0.50%, 09/20/36	JPY	63,000	617,902
0.50%, 03/20/38	JPY	103,700	1,013,920
0.50%, 06/20/38	JPY	142,000	1,387,529
0.50%, 12/20/38	JPY	138,800	1,354,412
0.60%, 12/20/36	JPY	98,100	976,935
0.60%, 06/20/37	JPY	87,050	866,409
0.60%, 09/20/37	JPY	111,100	1,105,399
0.60%, 12/20/37	JPY	90,500	900,136
0.70%, 03/20/37	JPY	85,500	866,080

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
0.70%, 09/20/38	JPY	121,000	$1,222,323
0.80%, 06/20/23	JPY	31,950	306,951
1.00%, 03/20/23	JPY	39,500	380,987
1.00%, 12/20/35	JPY	101,250	1,070,082
1.20%, 12/20/34	JPY	87,450	945,533
1.20%, 03/20/35	JPY	95,250	1,031,093
1.20%, 09/20/35	JPY	78,850	855,567
1.30%, 06/20/35	JPY	77,300	848,809
1.40%, 12/20/22	JPY	27,000	262,792
1.40%, 09/20/34	JPY	127,000	1,406,416
1.50%, 06/20/32	JPY	50,900	561,800
1.50%, 03/20/33	JPY	59,400	659,035
1.50%, 03/20/34	JPY	93,350	1,043,572
1.50%, 06/20/34	JPY	96,000	1,074,742
1.60%, 06/20/30	JPY	60,800	665,271
1.60%, 03/20/32	JPY	46,700	519,832
1.60%, 06/20/32	JPY	50,100	558,842
1.60%, 03/20/33	JPY	79,100	887,386
1.60%, 12/20/33	JPY	87,850	990,749
1.70%, 12/20/22	JPY	36,000	353,546
1.70%, 09/20/31	JPY	50,400	563,554
1.70%, 12/20/31	JPY	66,600	747,333
1.70%, 03/20/32	JPY	38,300	430,733
1.70%, 06/20/32	JPY	40,750	459,323
1.70%, 09/20/32	JPY	129,450	1,462,274
1.70%, 12/20/32	JPY	102,050	1,155,217
1.70%, 06/20/33	JPY	103,350	1,174,579
1.70%, 09/20/33	JPY	92,600	1,054,435
1.80%, 06/20/23	JPY	33,000	328,110
1.80%, 12/20/23	JPY	25,000	251,001
1.80%, 06/20/30	JPY	72,100	803,254
1.80%, 09/20/30	JPY	48,850	545,793
1.80%, 06/20/31	JPY	45,800	515,855
1.80%, 09/20/31	JPY	88,950	1,004,447
1.80%, 12/20/31	JPY	80,100	907,859
1.80%, 03/20/32	JPY	85,550	971,965
1.80%, 12/20/32	JPY	55,950	640,155
1.90%, 03/22/21	JPY	31,950	304,268
1.90%, 06/20/22	JPY	31,000	303,063
1.90%, 09/20/22	JPY	25,900	254,549
1.90%, 09/20/23	JPY	13,000	130,360
1.90%, 12/20/23	JPY	35,000	352,755
1.90%, 03/20/24	JPY	24,050	243,732
1.90%, 03/20/25	JPY	31,500	325,813
1.90%, 06/20/25	JPY	40,200	417,901
1.90%, 12/20/28	JPY	63,050	695,810
1.90%, 03/20/29	JPY	60,350	668,235
1.90%, 09/20/30	JPY	66,200	746,378
1.90%, 03/20/31	JPY	50,950	577,744
1.90%, 06/20/31	JPY	89,400	1,016,615
2.00%, 06/21/21	JPY	25,650	245,944
2.00%, 03/21/22	JPY	36,100	351,877
2.00%, 06/20/22	JPY	28,750	281,772
2.00%, 12/20/24	JPY	53,100	549,076
2.00%, 03/20/25	JPY	50	520
2.00%, 09/20/25	JPY	42,650	447,962
2.00%, 12/20/25	JPY	56,050	591,712
2.00%, 03/20/27	JPY	38,350	414,948
2.00%, 06/20/30	JPY	51,700	586,263
2.00%, 12/20/30	JPY	55,450	632,768

Security		Par (000)	Value

Japan (continued)
2.00%, 03/20/31	JPY	57,550	$658,691
2.10%, 12/20/21	JPY	32,850	319,104
2.10%, 03/20/24	JPY	57,300	585,398
2.10%, 09/20/24	JPY	70,600	729,060
2.10%, 03/20/25	JPY	29,900	312,284
2.10%, 06/20/25	JPY	29,150	306,115
2.10%, 09/20/25	JPY	18,850	199,028
2.10%, 12/20/25	JPY	30,000	318,438
2.10%, 03/20/26	JPY	44,600	475,552
2.10%, 12/20/26	JPY	83,350	903,222
2.10%, 03/20/27	JPY	58,400	635,958
2.10%, 06/20/27	JPY	27,500	300,962
2.10%, 09/20/27	JPY	46,300	509,221
2.10%, 12/20/27	JPY	104,850	1,158,127
2.10%, 06/20/28	JPY	35,450	394,454
2.10%, 09/20/28	JPY	66,750	745,398
2.10%, 12/20/28	JPY	35,000	392,267
2.10%, 03/20/29	JPY	70,500	793,052
2.10%, 06/20/29	JPY	75,700	853,886
2.10%, 09/20/29	JPY	76,500	866,038
2.10%, 12/20/29	JPY	77,950	885,560
2.10%, 03/20/30	JPY	100,200	1,142,236
2.10%, 12/20/30	JPY	100,550	1,157,871
2.20%, 12/20/21	JPY	28,800	280,335
2.20%, 03/20/24	JPY	18,950	194,377
2.20%, 06/20/24	JPY	30,750	317,109
2.20%, 03/20/26	JPY	36,700	393,517
2.20%, 06/20/26	JPY	17,050	183,813
2.20%, 09/20/26	JPY	66,000	715,881
2.20%, 09/20/27	JPY	49,750	550,865
2.20%, 03/20/28	JPY	81,400	908,837
2.20%, 09/20/28	JPY	37,600	423,024
2.20%, 06/20/29	JPY	39,450	448,556
2.20%, 12/20/29	JPY	44,800	513,212
2.20%, 03/20/30	JPY	55,700	640,366
2.20%, 03/20/31	JPY	60,600	706,459
2.30%, 03/20/26	JPY	36,000	388,173
2.30%, 06/20/26	JPY	49,300	534,572
2.30%, 09/20/26	JPY	26,900	293,520
2.30%, 06/20/27	JPY	37,150	411,920
2.30%, 06/20/28	JPY	37,950	428,443
2.40%, 06/20/24	JPY	55,800	580,273
2.40%, 03/20/28	JPY	36,500	413,292
2.40%, 06/20/28	JPY	53,000	602,662
2.50%, 12/21/20	JPY	28,700	273,670
Series 49, 2.10%, 03/22/21	JPY	23,000	219,626
Japan Government Two Year Bond
0.10%, 01/01/21	JPY	83,000	770,528
0.10%, 02/01/21	JPY	59,000	547,883
0.10%, 04/01/21	JPY	53,400	496,222
0.10%, 05/01/21	JPY	85,000	790,102
0.10%, 06/01/21	JPY	62,000	576,482
0.10%, 07/01/21	JPY	110,000	1,023,095
0.10%, 08/01/21	JPY	110,000	1,023,411

			203,467,247

Netherlands — 4.6%
Netherlands Government Bond
0.00%, 01/15/22(b)(c)	EUR	1,649	1,865,648
0.00%, 01/15/24(b)(c)	EUR	1,750	2,001,784
0.25%, 07/15/25(b)	EUR	1,827	2,128,940

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
0.25%, 07/15/29(b)	EUR	1,000	$1,173,218
0.50%, 07/15/26(b)	EUR	1,680	1,997,059
0.50%, 01/15/40(b)	EUR	773	933,718
0.75%, 07/15/27(b)	EUR	1,765	2,142,997
0.75%, 07/15/28(b)	EUR	1,500	1,835,468
1.75%, 07/15/23(b)	EUR	2,159	2,624,990
2.00%, 07/15/24(b)	EUR	1,961	2,455,335
2.25%, 07/15/22(b)	EUR	1,828	2,202,358
2.50%, 01/15/33(b)	EUR	1,601	2,412,883
2.75%, 01/15/47(b)	EUR	1,711	3,255,209
3.25%, 07/15/21(b)	EUR	2,067	2,459,633
3.75%, 01/15/23	EUR	477	607,749
3.75%, 01/15/42(b)	EUR	1,851	3,755,310
4.00%, 01/15/37(b)	EUR	1,875	3,546,188
5.50%, 01/15/28	EUR	1,545	2,566,560
7.50%, 01/15/23(b)	EUR	829	1,169,504

			41,134,551

Norway — 1.3%
Norway Government Bond
1.50%, 02/19/26(b)	NOK	9,466	1,044,001
1.75%, 03/13/25(b)	NOK	11,730	1,309,551
1.75%, 02/17/27(b)	NOK	10,300	1,155,401
1.75%, 09/06/29(b)	NOK	7,200	811,816
2.00%, 05/24/23(b)	NOK	19,654	2,195,908
2.00%, 04/26/28(b)	NOK	13,400	1,536,128
3.00%, 03/14/24(b)	NOK	13,110	1,534,583
3.75%, 05/25/21(b)	NOK	16,956	1,917,366

			11,504,754

Portugal — 4.7%
Portugal Obrigacoes do Tesouro OT
1.95%, 06/15/29(b)	EUR	2,213	2,887,627
2.13%, 10/17/28(b)	EUR	2,816	3,702,460
2.20%, 10/17/22(b)	EUR	2,695	3,239,095
2.25%, 04/18/34(b)	EUR	1,311	1,810,136
2.88%, 10/15/25(b)	EUR	3,173	4,165,116
2.88%, 07/21/26(b)	EUR	2,323	3,097,548
3.85%, 04/15/21(b)	EUR	2,573	3,053,389
3.88%, 02/15/30(b)	EUR	1,917	2,930,236
4.10%, 04/15/37(b)	EUR	2,475	4,279,236
4.10%, 02/15/45(b)	EUR	800	1,490,063
4.13%, 04/14/27(b)	EUR	2,204	3,206,889
4.95%, 10/25/23(b)	EUR	3,162	4,262,664
5.65%, 02/15/24(b)	EUR	3,126	4,366,872

			42,491,331

South Korea — 0.5%
Korea Treasury Bond
1.88%, 06/10/29	KRW	1,500,000	1,307,295
2.00%, 03/10/49	KRW	2,000,000	1,843,500
3.00%, 12/10/42	KRW	1,000,000	1,078,263

			4,229,058

Spain — 4.6%
Spain Government Bond
0.05%, 01/31/21	EUR	850	954,198
0.05%, 10/31/21	EUR	810	912,151
0.25%, 07/30/24(b)	EUR	450	512,964
0.35%, 07/30/23	EUR	850	970,402
0.40%, 04/30/22	EUR	1,000	1,137,973
0.45%, 10/31/22	EUR	800	914,686
0.60%, 10/31/29(b)	EUR	380	439,061

Security		Par (000)	Value

Spain (continued)
0.75%, 07/30/21	EUR	647	$736,850
1.30%, 10/31/26(b)	EUR	1,075	1,307,330
1.40%, 04/30/28(b)	EUR	850	1,051,080
1.40%, 07/30/28(b)	EUR	900	1,113,180
1.45%, 10/31/27(b)	EUR	1,050	1,298,920
1.45%, 04/30/29(b)	EUR	500	622,722
1.50%, 04/30/27(b)	EUR	750	927,092
1.60%, 04/30/25(b)	EUR	874	1,068,385
1.85%, 07/30/35(b)	EUR	400	526,377
1.95%, 04/30/26(b)	EUR	858	1,080,864
1.95%, 07/30/30(b)	EUR	965	1,264,613
2.15%, 10/31/25(b)	EUR	946	1,196,776
2.35%, 07/30/33(b)	EUR	776	1,076,364
2.70%, 10/31/48(b)	EUR	550	853,330
2.75%, 10/31/24(b)	EUR	1,147	1,468,581
2.90%, 10/31/46(b)	EUR	668	1,064,249
3.45%, 07/30/66(b)	EUR	408	758,401
3.80%, 04/30/24(b)	EUR	903	1,189,827
4.20%, 01/31/37(b)	EUR	797	1,400,704
4.40%, 10/31/23(b)	EUR	877	1,161,149
4.65%, 07/30/25(b)	EUR	945	1,341,897
4.70%, 07/30/41(b)	EUR	558	1,090,910
4.80%, 01/31/24(b)	EUR	747	1,012,061
4.90%, 07/30/40(b)	EUR	760	1,503,003
5.15%, 10/31/28(b)	EUR	780	1,257,178
5.15%, 10/31/44(b)	EUR	545	1,167,425
5.40%, 01/31/23(b)	EUR	759	1,005,211
5.50%, 04/30/21(b)	EUR	966	1,173,421
5.75%, 07/30/32	EUR	745	1,385,422
5.85%, 01/31/22(b)	EUR	756	962,912
5.90%, 07/30/26(b)	EUR	922	1,438,768
6.00%, 01/31/29	EUR	951	1,627,463

			41,973,900

Sweden — 1.8%
Sweden Government Bond
0.75%, 05/12/28	SEK	13,535	1,521,481
0.75%, 11/12/29(b)	SEK	12,650	1,429,377
1.00%, 11/12/26(a)	SEK	18,035	2,041,426
1.50%, 11/13/23(b)	SEK	24,050	2,687,405
2.50%, 05/12/25	SEK	17,230	2,073,044
3.50%, 06/01/22	SEK	27,625	3,158,826
3.50%, 03/30/39	SEK	11,995	2,018,245
5.00%, 12/01/20	SEK	11,600	1,274,142

			16,203,946

Switzerland — 0.5%
Swiss Confederation Government Bond
2.00%, 04/28/21(a)	CHF	1,036	1,093,220
4.00%, 02/11/23(a)	CHF	1,280	1,502,442
4.00%, 04/08/28(a)	CHF	1,582	2,240,131

			4,835,793

United Kingdom — 4.7%
United Kingdom Gilt
0.63%, 06/07/25(a)	GBP	1,350	1,764,368
0.75%, 07/22/23(a)	GBP	1,080	1,413,870
0.88%, 10/22/29(a)	GBP	250	331,296
1.00%, 04/22/24(a)	GBP	1,060	1,406,205
1.25%, 07/22/27(a)	GBP	804	1,103,318
1.50%, 07/22/26(a)	GBP	730	1,013,369
1.50%, 07/22/47(a)	GBP	905	1,273,772

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
1.63%, 10/22/28(a)	GBP	1,211	$1,716,685
1.63%, 10/22/54(a)	GBP	200	298,784
1.63%, 10/22/71(a)	GBP	350	567,393
1.75%, 09/07/22(a)	GBP	872	1,170,230
1.75%, 09/07/37(a)	GBP	850	1,230,787
1.75%, 01/22/49(a)	GBP	415	618,528
1.75%, 07/22/57(a)	GBP	610	961,494
2.00%, 09/07/25(a)	GBP	238	336,921
2.25%, 09/07/23(a)	GBP	538	744,625
2.50%, 07/22/65(a)	GBP	712	1,414,827
2.75%, 09/07/24(a)	GBP	460	661,728
3.25%, 01/22/44(a)	GBP	873	1,638,977
3.50%, 01/22/45(a)	GBP	868	1,708,599
3.50%, 07/22/68(a)	GBP	639	1,605,442
3.75%, 07/22/52(a)	GBP	668	1,496,301
4.00%, 01/22/60(a)	GBP	557	1,421,514
4.25%, 12/07/27(a)	GBP	424	714,784
4.25%, 06/07/32(a)	GBP	590	1,084,836
4.25%, 03/07/36(a)	GBP	775	1,505,879
4.25%, 09/07/39(a)	GBP	525	1,071,334
4.25%, 12/07/40(a)	GBP	602	1,247,159
4.25%, 12/07/46(a)	GBP	713	1,595,674
4.25%, 12/07/49(a)	GBP	550	1,279,209
4.25%, 12/07/55(a)	GBP	687	1,736,790
4.50%, 09/07/34(a)	GBP	581	1,133,941
4.50%, 12/07/42(a)	GBP	678	1,488,207
4.75%, 12/07/30(a)	GBP	496	924,995
4.75%, 12/07/38(a)	GBP	529	1,129,725

Security		Par/ Shares (000)	Value

United Kingdom (continued)
5.00%, 03/07/25(a)	GBP	583	$936,977
6.00%, 12/07/28(a)	GBP	405	779,763

			42,528,306

Total Foreign Government Obligations — 93.3% (Cost: $828,960,172)			843,049,580

Short-Term Investments

Money Market Funds — 4.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(d)(e)		37,577	37,577,000

Total Short-Term Investments — 4.2% (Cost: $37,577,000)			37,577,000

Total Investments in Securities — 97.5% (Cost: $866,537,172)			880,626,580

Other Assets, Less Liabilities — 2.5%			22,830,657

Net Assets — 100.0%			$903,457,237

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	10/31/19	Income	Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	156	37,421	37,577	$37,577,000	$287,624	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year Korea Bond	301	12/17/19	$33,578	$(829,148)
3-Year Korea Bond	76	12/17/19	7,194	(46,053)

				$(875,201)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	23,317,025,040	USD	19,882,514	GS	11/01/19	$158,764

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2019	iShares® International Treasury Bond ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	34,959,956,355	USD	29,437,818	GS	12/02/19	$481,193

						639,957

KRW	6,198,500,450	USD	5,393,283	GS	11/01/19	(65,594)
USD	25,192,681	KRW	29,515,525,490	GS	11/01/19	(176,286)
KRW	9,939,630,621	USD	8,656,220	GS	12/02/19	(149,805)

						(391,685)

	Net unrealized appreciation					$248,272

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$639,957	$—	$639,957

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$875,201	$875,201
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$391,685	$—	$391,685

	$391,685	$875,201	$1,266,886

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$946,847	$946,847
Forward foreign currency exchange contracts	(1,934,917)	—	(1,934,917)

	$(1,934,917)	$946,847	$(988,070)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$(875,201)	$(875,201)
Forward foreign currency exchange contracts	248,272	—	248,272

	$248,272	$(875,201)	$(626,929)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,373,726
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$57,217,239
Average amounts sold — in USD	$40,074,810

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® International Treasury Bond ETF

Derivative Financial Instruments — Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$—	$875,201
Forward foreign currency exchange contracts	639,957	391,685

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$639,957	$1,266,886
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(875,201)

Total derivative assets and liabilities subject to an MNA	$639,957	$391,685

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to	Derivatives		Net Amount
	an MNA by	Available		of Derivative
Counterparty	Counterparty	for Offset	(a)	Assets	(b)

Goldman Sachs & Co.	$639,957		$(391,685)	$248,272

	Derivative Liabilities Subject to	Derivatives		Net Amount
	an MNA by	Available		of Derivative
Counterparty	Counterparty	for Offset	(a)	Liabilities

Goldman Sachs & Co.	$391,685		$(391,685)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Foreign Government Obligations	$—	$843,049,580	$—	$843,049,580
Money Market Funds	37,577,000	—	—	37,577,000

	$37,577,000	$843,049,580	$—	$880,626,580

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$639,957	$—	$639,957
Liabilities
Forward Foreign Currency Exchange Contracts	—	(391,685)	—	(391,685)
Futures Contracts	(875,201)	—	—	(875,201)

	$(875,201)	$248,272	$—	$(626,929)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Statements of Assets and Liabilities

October 31, 2019

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$62,609,344	$843,049,580
Affiliated(b)	3,056,000	37,577,000
Cash	181	734
Foreign currency, at value(c)	1,384,276	14,642,937
Cash pledged:
Futures contracts	11,000	961,000
Receivables:
Investments sold	1,098,842	—
Variation margin on futures contracts	12,734	794,599
Dividends	4,649	56,524
Interest	483,455	6,396,771
Unrealized appreciation on:
Forward foreign currency exchange contracts	54,242	639,957

Total assets	68,714,723	904,119,102

LIABILITIES
Payables:
Investments purchased	1,586,891	29
Investment advisory fees	6,966	270,151
Unrealized depreciation on:
Forward foreign currency exchange contracts	31,072	391,685

Total liabilities	1,624,929	661,865

NET ASSETS	$67,089,794	$903,457,237

NET ASSETS CONSIST OF:
Paid-in capital	$76,207,920	$898,925,945
Accumulated earnings (loss)	(9,118,126)	4,531,292

NET ASSETS	$67,089,794	$903,457,237

Shares outstanding	850,000	17,800,000

Net asset value	$78.93	$50.76

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Unaffiliated	$63,374,680	$828,960,172
(b) Investments, at cost — Affiliated	$3,056,000	$37,577,000
(c) Foreign currency, at cost	$1,374,980	$14,510,386

See notes to financial statements.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended October 31, 2019

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$25,204	$287,624
Interest — Unaffiliated	34,596	8,616,472
Foreign taxes withheld	(66)	(4,445)

Total investment income	59,734	8,899,651

EXPENSES
Investment advisory fees	252,136	3,225,458

Total expenses	252,136	3,225,458
Less:
Investment advisory fees waived	(188,754)	—

Total expenses after fees waived	63,382	3,225,458

Net investment income (loss)	(3,648)	5,674,193

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(1,008,603)	(2,412,421)
In-kind redemptions — Unaffiliated	(104,122)	12,785,152
Futures contracts	11,265	946,847
Forward foreign currency exchange contracts	(155,646)	(1,934,917)
Foreign currency transactions	(71,295)	(627,610)

Net realized gain (loss)	(1,328,401)	8,757,051

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,444,115	49,777,709
Futures contracts	(9,087)	(875,201)
Forward foreign currency exchange contracts	23,170	248,272
Foreign currency translations	74,497	551,816

Net change in unrealized appreciation (depreciation)	1,532,695	49,702,596

Net realized and unrealized gain	204,294	58,459,647

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$200,646	$64,133,840

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

	iShares 1-3 Year International Treasury Bond ETF		iShares International Treasury Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(3,648)	$(54,608)	$5,674,193	$6,131,875
Net realized gain (loss)	(1,328,401)	1,749,150	8,757,051	349,858
Net change in unrealized appreciation (depreciation)	1,532,695	(4,437,124)	49,702,596	(38,679,911)

Net increase (decrease) in net assets resulting from operations	200,646	(2,742,582)	64,133,840	(32,198,178)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,360,805)	(350,329)	(2,800,772)	(364,402)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(7,906,349)	607,933	(9,559,875)	72,999,629

NET ASSETS
Total increase (decrease) in net assets	(9,066,508)	(2,484,978)	51,773,193	40,437,049
Beginning of year	76,156,302	78,641,280	851,684,044	811,246,995

End of year	$67,089,794	$76,156,302	$903,457,237	$851,684,044

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares 1-3 Year International Treasury Bond ETF
	Year Ended 10/31/19		Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$80.16		$82.78	$80.72	$78.95	$88.12

Net investment income (loss)(a)	(0.00	)(b)	(0.06)	(0.04)	0.00 (b)	0.15
Net realized and unrealized gain (loss)(c)	0.20		(2.17)	2.10	1.77	(9.12)

Net increase (decrease) from investment operations	0.20		(2.23)	2.06	1.77	(8.97)

Distributions(d)
From net investment income	(1.43)		(0.39)	—	—	(0.20)
Return of capital	—		—	—	—	(0.00	)(b)

Total distributions	(1.43)		(0.39)	—	—	(0.20)

Net asset value, end of year	$78.93		$80.16	$82.78	$80.72	$78.95

Total Return
Based on net asset value	0.25%		(2.71)%	2.55%	2.24%	(10.19)%

Ratios to Average Net Assets
Total expenses	0.35%		0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.09%		0.01%	0.01%	0.20%	0.35%

Net investment income (loss)	(0.01)%		(0.07)%	(0.04)%	0.01%	0.19%

Supplemental Data
Net assets, end of year (000)	$67,090		$76,156	$78,641	$84,758	$126,323

Portfolio turnover rate(e)	56%		47%	48%	53%	53%

(a)	Based on average shares outstanding.
(b)	Rounds to less than $0.01.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares International Treasury Bond ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/19	10/31/18	10/31/17 (a)	10/31/16 (a)	10/31/15 (a)

Net asset value, beginning of year	$47.45	$48.72	$48.06	$45.51	$49.24

Net investment income(b)	0.30	0.33	0.37	0.45	0.64
Net realized and unrealized gain (loss)(c)	3.16	(1.58)	0.62	2.17	(4.24)

Net increase (decrease) from investment operations	3.46	(1.25)	0.99	2.62	(3.60)

Distributions(d)
From net investment income	(0.15)	(0.02)	(0.33)	(0.07)	—
Return of capital	—	—	—	—	(0.13)

Total distributions	(0.15)	(0.02)	(0.33)	(0.07)	(0.13)

Net asset value, end of year	$50.76	$47.45	$48.72	$48.06	$45.51

Total Return
Based on net asset value	7.31%	(2.57)%	2.13%	5.73%	(7.33)%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income	0.62%	0.66%	0.78%	0.93%	1.38%

Supplemental Data
Net assets, end of year (000)	$903,457	$851,684	$811,247	$773,704	$482,424

Portfolio turnover rate(e)	9%	10%	9%	9%	10%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on August 30, 2017.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
1-3 Year International Treasury Bond	Non-diversified
International Treasury Bond	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

Forward Foreign Currency Exchange Contracts: Each Fund use forward foreign currency exchange contracts to offset the Fund’s exposure to the component currencies of the non-U.S. dollar-denominated securities held in its portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
1-3 Year International Treasury Bond	0.35%
International Treasury Bond	0.35

Expense Waivers: For the year ended October 31, 2019, BFA has voluntarily waived a portion of its investment advisory fees for the iShares 1-3 Year International Treasury Bond ETF in the amount of $188,754.

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Funds.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
1-3 Year International Treasury Bond	$1,002,189	$1,004,530	$38,005,833	$40,086,438
International Treasury Bond	2,020,629	—	119,257,289	80,932,765

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
1-3 Year International Treasury Bond	$—	$7,437,810
International Treasury Bond	276,427,047	354,753,564

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to net investment loss and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
1-3 Year International Treasury Bond	$(1,322,544)	$1,322,544
International Treasury Bond	12,328,547	(12,328,547)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18

1-3 Year International Treasury Bond
Ordinary income	$1,360,805	$350,329

International Treasury Bond
Ordinary income	$2,800,772	$364,402

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses	(c)	Total
1-3 Year International Treasury Bond	$—	$(8,138,300)	$(915,672)		$(64,154)		$(9,118,126)
International Treasury Bond	1,388,661	(9,046,070)	12,188,701		—		4,531,292

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

(c)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

For the year ended October 31, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
1-3 Year International Treasury Bond	$27,013
International Treasury Bond	934,448

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
1-3 Year International Treasury Bond	$66,580,480	$451,414	$(1,375,637)	$(924,223)
International Treasury Bond	867,687,544	30,496,892	(18,433,057)	12,063,835

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

1-3 Year International Treasury Bond
Shares sold	—	$—	150,000	$13,005,438
Shares redeemed	(100,000)	(7,906,349)	(150,000)	(12,397,505)

Net increase (decrease)	(100,000)	$(7,906,349)	—	$607,933

International Treasury Bond
Shares sold	8,350,000	$415,125,105	7,000,000	$353,753,364
Shares redeemed	(8,500,000)	(424,684,980)	(5,700,000)	(280,753,735)

Net increase (decrease)	(150,000)	$(9,559,875)	1,300,000	$72,999,629

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares 1-3 Year International Treasury Bond ETF and

iShares International Treasury Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
1-3 Year International Treasury Bond	$32,633	$—
International Treasury Bond	8,609,117	1,007

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
International Treasury Bond	$190,141

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Funds. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Board Review and Approval of Investment Advisory Contract  (continued)

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Funds and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
1-3 Year International Treasury Bond(a)	$0.569158	$—	$0.863268	$1.432426	40%	—%	60%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 1-3 Year International Treasury Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.14%
Greater than 0.5% and Less than 1.0%	22	1.52
Greater than 0.0% and Less than 0.5%	654	45.23

At NAV	43	2.97
Less than 0.0% and Greater than –0.5%	698	48.27
Less than –0.5% and Greater than –1.0%	25	1.73
Less than –1.0% and Greater than –1.5%	2	0.14

	1,446	100.00%

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares International Treasury Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	3	0.21
Greater than 0.5% and Less than 1.0%	27	1.87
Greater than 0.0% and Less than 0.5%	792	54.77
At NAV	43	2.97
Less than 0.0% and Greater than –0.5%	555	38.38
Less than –0.5% and Greater than –1.0%	22	1.52
Less than –1.0% and Greater than –1.5%	1	0.07
Less than –1.5% and Greater than –2.0%	1	0.07

	1,446	100.00%

SUPPLEMENTAL INFORMATION	39

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	41

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Counterparty Abbreviations

GS	Goldman Sachs & Co.

Currency Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

SEK	Swedish Krona

USD	United States Dollar

GLOSSARY OF TERMS USED IN THIS REPORT	43

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1003-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares J.P. Morgan USD Emerging Markets Bond ETF | EMB | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 9.54% in U.S. dollar terms for the reporting period.

The performance of global bonds was driven primarily by lower interest rates, as concerns about the global economy led central banks around the world to implement a series of interest rate reductions. Following a cycle of higher interest rates in 2018, slowing economic growth and the protracted trade dispute between the U.S. and China prompted central banks to adopt or signal more accommodative monetary policies beginning January 2019. Low inflation and weak economic indicators led investors to anticipate continued stimulative policies from the world’s central banks. Consequently, global bond yields (which are inversely related to prices) declined to their lowest level in 120 years, with more than $17 trillion in bonds worldwide offering a negative yield as of August 2019.

U.S. bond yields declined significantly as the delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China weighed on economic growth, particularly in the manufacturing and industrial sectors. In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below two-year Treasury yields.

European bonds also posted strong returns in an environment of tepid economic growth and softening exports. The Eurozone’s slowing economy prompted the European Central Bank (“ECB”) to reinstate its monetary stimulus program and lower the interest rate on deposits made by commercial banks. The ECB also signaled its willingness to decrease its headline short-term interest rate in the future, which further helped Eurozone bond yields. Investors generally viewed the nomination of a new president of the ECB late in the reporting period as a positive development, anticipating that she would continue policies that promote low interest rates and monetary stimulus. As yields for many government bonds turned negative, investors seeking higher returns moved toward debt issued by countries that are considered higher risk. Italian bonds in particular benefited from a shift toward higher-yielding debt, despite the fact that the country dipped into recession briefly in 2019 before returning to growth. U.K. bond yields also declined, as uncertainty surrounding Brexit prompted investors to move away from equities, which are generally more exposed to trade risk.

A slowing Chinese economy and the trade dispute between the U.S. and China helped the performance of bonds in the Asia/Pacific region, as concerns about a possible economic downturn prompted investors to move into bonds. Japanese bond prices increased due to strong demand from both domestic and foreign investors, while South Korean bonds benefited from the country’s high credit rating and trade surplus, which investors viewed as signs of stability. Emerging market bonds also posted solid returns, driven by investors’ demand for yield as an increasing number of developed-market bonds offered negative interest rates.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF

Investment Objective

The iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds, as represented by the J.P. Morgan EMBI® Global Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	14.50%	4.80%	6.16%	14.50%	26.44%	81.82%
Fund Market	14.88	4.77	6.03	14.88	26.25	79.63
Index	15.08	5.34	6.91	15.08	29.69	95.02

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 6 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,057.00	$ 2.02		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 6 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® J.P. Morgan USD Emerging Markets Bond ETF

Portfolio Management Commentary

U.S. dollar-denominated emerging market bonds posted strong performance for the reporting period. Demand for emerging market debt strengthened, as low yields in developed countries sent investors in search of higher yields in emerging markets. Similarly, interest rate reductions by the Fed drove capital flows to emerging markets and provided room for emerging market central banks to lower interest rates.

Latin American bonds contributed the most to the Index’s return for the reporting period. Central bank rate reductions and the restructuring of debt and financial commitments from the government in the state-run energy sector aided Mexican bonds. Bond yields in Mexico declined with inflation, which led to solid performance for Mexican bonds despite ongoing credit concerns in the energy sector. Brazilian bonds benefited from the central bank reducing interest rates to record lows, while Colombian bonds advanced as the central bank kept interest rates low and credit conditions improved.

European bonds also contributed to the Index’s return, led by Russia, where revenues from the state-run energy sector increased cash reserves and drove down bond yields. Ukrainian bonds also advanced, helped by optimism about new political leadership.

In Asia, bonds issued by Indonesia and the Philippines also contributed to the Index’s return. In Indonesia, multiple rate reductions by the country’s central bank and limited government deficits drove bond yields lower. Bonds in the Philippines performed well, buoyed by political stability, strong economic growth, and foreign investment. From a bond maturity perspective, long-term and intermediate-term bonds, which comprised the majority of the Index on average for the reporting period, contributed the most to the Index’s returns.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aa	5.9%
A	17.9
Baa	32.6
Ba	12.1
B	20.9
Caa	5.1
C	0.1
Not Rated	5.4

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Mexico	5.5%
Indonesia	4.8
Saudi Arabia	4.6
Russia	3.9
Qatar	3.8
Turkey	3.8
Philippines	3.6
China	3.4
Brazil	3.4
Colombia	3.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes(a)

Azerbaijan — 0.4%
Southern Gas Corridor CJSC, 6.88%, 03/24/26(b)	$51,115	$59,548,975

Bahrain — 0.2%
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27(b)	23,600	26,365,625

Chile — 1.2%
Corp. Nacional del Cobre de Chile
3.00%, 09/30/29 (Call 06/30/29)(c)	24,900	24,797,270
3.63%, 08/01/27 (Call 05/01/27)(b)	38,425	40,358,258
4.38%, (Call 08/05/48)(b)(d)	31,500	34,777,968
4.38%, 02/05/49 (Call 08/05/48)(b)	1,100	1,214,469
4.50%, 09/16/25(b)	27,930	30,583,350
4.50%, 08/01/47 (Call 02/01/47)(b)	31,990	35,828,800

		167,560,115

China — 2.7%
Amber Circle Funding Ltd., 3.25%, 12/04/22(b)	12,389	12,667,752
China Development Bank, 2.63%, 01/24/22(b)	18,593	18,732,447
China Development Bank Corp./Hong Kong, 2.81%, 03/06/22, (3 mo. LIBOR US + 0.700%)(b)(e)	19,290	19,336,296
China Minmetals Corp., 3.75%, (Call 11/13/22)(b)(d)(f)	14,029	14,099,145
CNAC HK Finbridge Co. Ltd.
3.50%, 07/19/22(b)	20,526	20,878,791
4.13%, 07/19/27(b)	13,032	13,732,470
4.63%, 03/14/23(b)	14,587	15,334,584
5.13%, 03/14/28(b)	22,170	24,844,256
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23(b)	16,844	18,080,981
Sinopec Group Overseas Development 2012 Ltd.
3.90%, 05/17/22(b)	16,181	16,802,957
4.88%, 05/17/42(b)	11,833	14,628,546
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23(b)	19,173	20,519,225
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24(b)	18,109	19,523,766
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25(b)	19,915	20,559,051
Sinopec Group Overseas Development 2017 Ltd.
2.50%, 09/13/22(b)	17,926	17,982,019
3.00%, 04/12/22(b)	13,752	13,923,900
3.63%, 04/12/27(b)	12,207	12,818,820
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23(b)	12,947	13,262,583
State Grid Overseas Investment 2014 Ltd., 4.13%, 05/07/24(b)	20,095	21,564,447
State Grid Overseas Investment 2016 Ltd.
2.75%, 05/04/22(b)	16,624	16,831,800
3.50%, 05/04/27(b)	29,032	30,595,664
Three Gorges Finance I Cayman Islands Ltd., 3.15%, 06/02/26(b)	12,779	13,134,416

		389,853,916

Indonesia — 1.1%
Indonesia Asahan Aluminium Persero PT
5.71%, 11/15/23(b)	12,867	14,153,700
6.53%, 11/15/28(b)	7,742	9,377,498
Pelabuhan Indonesia II PT, 4.25%, 05/05/25(b)	9,977	10,569,384
Pertamina Persero PT
4.30%, 05/20/23(b)	11,681	12,338,056
4.88%, 05/03/22(b)	13,404	14,183,108

Security	Par (000)	Value

Indonesia (continued)
5.63%, 05/20/43(b)	$13,251	$15,292,482
6.00%, 05/03/42(b)	9,847	11,844,095
6.45%, 05/30/44(b)	14,299	18,271,441
Perusahaan Listrik Negara PT
4.13%, 05/15/27(b)	14,203	14,895,396
5.25%, 10/24/42(b)	9,114	10,076,666
5.45%, 05/21/28(b)	8,093	9,276,601
6.15%, 05/21/48(b)	9,271	11,646,521

		151,924,948

Kazakhstan — 1.5%
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22(b)	29,180	30,245,070
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42(b)	28,064	37,709,246
KazMunayGas National Co. JSC
4.75%, 04/19/27(b)	26,319	28,704,654
5.38%, 04/24/30(b)	32,406	37,378,296
5.75%, 04/19/47(b)	31,940	37,258,010
6.38%, 10/24/48(b)	38,006	47,863,806

		219,159,082

Malaysia — 0.8%
Petronas Capital Ltd.
3.50%, 03/18/25(b)	39,730	41,865,487
4.50%, 03/18/45(b)	37,948	46,179,870
7.88%, 05/22/22(b)	26,360	29,959,788

		118,005,145

Mexico — 2.9%
Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.38%, 10/14/25(b)	7,443	7,877,950
Comision Federal de Electricidad
4.75%, 02/23/27(b)	6,704	7,053,865
4.88%, 01/15/24 (b)	10,701	11,430,005
Mexico City Airport Trust, 5.50%, 07/31/47 (Call 01/31/47)(b)	15,085	15,110,645
Petroleos Mexicanos
3.50%, 01/30/23	10,691	10,744,455
4.50%, 01/23/26	11,311	11,152,646
4.63%, 09/21/23	10,805	11,302,030
4.88%, 01/18/24	11,635	12,184,754
5.35%, 02/12/28	19,135	18,895,812
5.50%, 06/27/44	10,400	9,318,400
5.63%, 01/23/46	14,926	13,378,920
6.35%, 02/12/48	25,769	24,657,712
6.38%, 01/23/45	23,050	22,399,990
6.49%, 01/23/27 (Call 11/23/26)(c)	9,030	9,621,465
6.50%, 03/13/27	42,734	45,318,074
6.50%, 01/23/29	16,491	17,200,113
6.50%, 06/02/41	22,351	22,127,490
6.63%, 06/15/35	21,511	21,923,151
6.75%, 09/21/47	45,908	45,694,243
6.84%, 01/23/30 (Call 10/23/29)(c)	20,895	22,279,294
6.88%, 08/04/26	21,756	23,801,064
7.69%, 01/23/50 (Call 07/23/49)(c)	36,495	39,589,776

		423,061,854

Oman — 0.1%
Lamar Funding Ltd., 3.96%, 05/07/25(b)	19,900	18,581,625

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Peru — 0.4%
Petroleos del Peru SA
4.75%, 06/19/32(b)	$25,469	$27,272,048
5.63%, 06/19/47(b)	25,540	29,682,907

		56,954,955

Philippines — 0.2%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24(b)	20,645	25,709,477

Russia — 0.3%
Vnesheconombank Via VEB Finance PLC
5.94%, 11/21/23(b)	12,200	13,404,750
6.03%, 07/05/22(b)	11,400	12,315,562
6.80%, 11/22/25(b)	13,200	15,328,500

		41,048,812

Saudi Arabia — 0.8%
Saudi Arabian Oil Co.
2.75%, 04/16/22(b)	11,200	11,333,840
2.88%, 04/16/24(b)	12,100	12,266,375
3.50%, 04/16/29(b)	27,770	28,737,612
4.25%, 04/16/39(b)	21,595	23,123,278
4.38%, 04/16/49(b)	30,000	32,625,000

		108,086,105

South Africa — 0.5%
Eskom Holdings SOC Ltd.
6.35%, 08/10/28(b)	20,254	21,475,569
6.75%, 08/06/23(b)	15,519	16,003,969
7.13%, 02/11/25(b)	20,308	20,891,855
Transnet SOC Ltd., 4.00%, 07/26/22(b)	19,656	19,877,130

		78,248,523

United Arab Emirates — 0.4%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(b)	43,739	50,627,892
MDGH — GMTN BV
2.50%, 11/07/24 (Call 10/07/24)	3,425	3,411,300
2.88%, 11/07/29 (Call 08/07/29)(c)	4,600	4,558,600
3.70%, 11/07/49 (Call 05/07/49)(c)	3,850	3,864,438

		62,462,230

Venezuela — 0.1%
Petroleos de Venezuela SA
5.38%, 04/12/27(b)(g)	24,185	1,481,331
5.50%, 04/12/37(b)(g)	22,444	1,374,707
6.00%, 05/16/24(b)(g)	64,888	3,974,353
6.00%, 11/15/26(b)(g)	46,651	2,857,335
9.00%, 11/17/21(b)(g)	28,268	1,731,418
9.75%, 05/17/35(b)(g)	40,301	2,468,451
12.75%, 02/17/22(b)(g)	14,002	857,641

		14,745,236

Total Corporate Bonds & Notes — 13.6% (Cost: $1,937,865,357)		1,961,316,623

Foreign Government Obligations(a)

Angola — 0.9%
Angolan Government International Bond
8.25%, 05/09/28(b)	44,944	46,938,390
9.38%, 05/08/48(b)	45,117	47,711,227
9.50%, 11/12/25(b)	37,080	41,761,350

		136,410,967

Security	Par (000)	Value

Argentina — 1.4%
Argentine Republic Government International Bond
3.75%, 12/31/38(h)	$59,570	$23,939,697
4.63%, 01/11/23	22,269	8,977,191
5.63%, 01/26/22	36,099	15,263,108
5.88%, 01/11/28	49,621	18,980,032
6.63%, 07/06/28	12,298	4,817,593
6.88%, 01/26/27	43,656	17,230,477
6.88%, 01/11/48	36,086	14,208,863
7.13%, 07/06/36	20,695	8,090,452
7.13%, 06/28/2117	31,742	12,736,478
7.50%, 04/22/26	75,081	31,580,946
7.63%, 04/22/46	31,648	12,738,320
8.28%, 12/31/33	71,470	36,242,698

		204,805,855

Azerbaijan — 0.6%
Republic of Azerbaijan International Bond
3.50%, 09/01/32(b)	28,170	27,351,310
4.75%, 03/18/24(b)	33,003	34,941,926
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23(b)	23,803	24,777,435

		87,070,671

Bahrain — 2.4%
Bahrain Government International Bond
5.63%, 09/30/31(c)	26,450	27,723,303
6.00%, 09/19/44(b)	32,433	32,655,977
6.13%, 07/05/22(b)	39,000	41,644,688
6.13%, 08/01/23(b)	35,751	38,935,073
6.75%, 09/20/29(b)	30,252	34,411,650
7.00%, 01/26/26(b)	26,555	30,355,684
7.00%, 10/12/28(b)	44,300	51,083,438
CBB International Sukuk Co. 5 Spc, 5.62%, 02/12/24(b)	27,142	29,084,349
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(b)	25,300	29,095,000
CBB International Sukuk Programme Co. SPC, 4.50%, 03/30/27(c)	26,600	27,464,500

		342,453,662

Bolivia — 0.2%
Bolivian Government International Bond, 4.50%, 03/20/28(b)	25,927	24,274,154

Brazil — 3.4%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/23(b)	20,488	22,620,033
Brazil Minas SPE via State of Minas Gerais, 5.33%, 02/15/28(b)	15,404	16,357,547
Brazilian Government International Bond
2.63%, 01/05/23	32,585	32,666,463
4.25%, 01/07/25	63,779	67,545,947
4.50%, 05/30/29 (Call 02/28/29)	23,733	25,030,898
4.63%, 01/13/28 (Call 10/13/27)	44,979	48,099,418
5.00%, 01/27/45	52,206	54,310,554
5.63%, 01/07/41	36,899	41,430,658
5.63%, 02/21/47	44,530	50,068,419
6.00%, 04/07/26	33,003	38,335,047
7.13%, 01/20/37	31,718	40,787,366
8.25%, 01/20/34	23,834	33,017,538
8.88%, 04/15/24	13,610	17,267,688

		487,537,576

8	2019 ISHARES ANNNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chile — 0.9%
Chile Government International Bond
3.24%, 02/06/28 (Call 11/06/27)	$52,350	$55,998,141
3.50%, 01/25/50 (Call 07/25/49)	34,325	36,920,828
3.86%, 06/21/47	35,945	41,280,586

		134,199,555

China — 0.7%
China Government International Bond
2.13%, 11/02/22(b)	11,100	11,124,864
2.63%, 11/02/27(b)	11,803	12,230,859
3.25%, 10/19/23(b)	18,359	19,246,931
3.50%, 10/19/28(b)	12,994	14,398,976
Export-Import Bank of China (The)
2.63%, 03/14/22(b)	12,359	12,450,951
2.88%, 04/26/26(b)	13,101	13,391,678
3.63%, 07/31/24(b)	18,238	19,279,208

		102,123,467

Colombia — 3.3%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	17,777	17,904,772
3.88%, 04/25/27 (Call 01/25/27)	41,276	43,933,142
4.00%, 02/26/24 (Call 11/26/23)	35,279	37,362,666
4.50%, 01/28/26 (Call 10/28/25)	26,440	28,968,325
4.50%, 03/15/29 (Call 12/15/28)	36,300	40,440,469
5.00%, 06/15/45 (Call 12/15/44)	82,155	95,787,595
5.20%, 05/15/49 (Call 11/15/48)	26,803	32,280,863
5.63%, 02/26/44 (Call 08/26/43)	44,375	55,149,805
6.13%, 01/18/41	45,409	58,903,987
7.38%, 09/18/37	31,646	44,937,320
8.13%, 05/21/24	17,563	21,734,213

		477,403,157

Costa Rica — 0.5%
Costa Rica Government International Bond
4.25%, 01/26/23(b)	25,304	24,813,735
7.00%, 04/04/44(b)	25,993	25,684,333
7.16%, 03/12/45(b)	26,493	26,377,093

		76,875,161

Croatia — 0.6%
Croatia Government International Bond
5.50%, 04/04/23(b)	37,968	41,966,505
6.00%, 01/26/24(b)	42,288	48,684,060

		90,650,565

Dominican Republic — 2.6%
Dominican Republic International Bond
5.50%, 01/27/25(b)	37,710	40,337,916
5.88%, 04/18/24(b)	24,675	26,402,250
5.95%, 01/25/27(b)	42,720	46,992,000
6.00%, 07/19/28(b)	33,360	36,977,475
6.40%, 06/05/49(b)	38,685	41,864,424
6.50%, 02/15/48(b)	26,420	28,855,594
6.85%, 01/27/45(b)	51,040	57,611,400
6.88%, 01/29/26(b)	38,205	43,625,334
7.45%, 04/30/44(b)	39,550	47,472,359

		370,138,752

Ecuador — 2.6%
Ecuador Government International Bond
7.88%, 01/23/28(b)	67,980	61,075,781
7.95%, 06/20/24(b)	43,000	41,589,062
8.75%, 06/02/23(b)	25,700	26,109,594

Security	Par (000)	Value

Ecuador (continued)
8.88%, 10/23/27(b)	$56,990	$53,445,934
9.50%, 03/27/30(c)	15,900	15,264,000
9.63%, 06/02/27(b)	22,725	22,128,469
9.65%, 12/13/26(b)	40,521	39,938,511
10.75%, 03/28/22(b)	62,650	66,663,516
10.75%, 01/31/29(b)	47,865	48,747,511

		374,962,378

Egypt — 2.7%
Egypt Government International Bond
5.58%, 02/21/23(b)	29,733	30,617,259
5.88%, 06/11/25(b)	35,810	37,085,731
6.13%, 01/31/22(b)	56,375	58,277,656
6.59%, 02/21/28(b)	28,784	29,287,720
7.50%, 01/31/27(b)	47,598	51,584,333
7.60%, 03/01/29(b)	41,027	43,488,620
7.90%, 02/21/48(b)	35,800	35,889,500
8.50%, 01/31/47(b)	61,039	64,110,025
8.70%, 03/01/49(b)	36,649	39,248,789

		389,589,633

El Salvador — 0.4%
El Salvador Government International Bond
7.12%, 01/20/50 (Call 07/20/49)(b)	29,425	30,123,844
7.65%, 06/15/35(b)	25,360	27,666,175

		57,790,019

Ethiopia — 0.2%
Ethiopia International Bond, 6.63%, 12/11/24(b)	26,400	27,769,500

Gabon — 0.3%
Gabon Government International Bond, 6.38%, 12/12/24(b)	38,975	38,767,945

Ghana — 0.9%
Ghana Government International Bond
7.63%, 05/16/29(b)	24,730	25,031,397
8.13%, 01/18/26(b)	26,158	27,678,434
8.13%, 03/26/32(b)	30,530	30,873,462
8.63%, 06/16/49(b)	26,700	26,666,625
8.95%, 03/26/51(b)	26,175	26,518,547

		136,768,465

Hungary — 1.5%
Hungary Government International Bond
5.38%, 02/21/23	49,808	54,539,760
5.38%, 03/25/24	50,742	57,195,748
5.75%, 11/22/23	49,226	55,640,763
7.63%, 03/29/41	31,572	51,866,877

		219,243,148

India — 0.4%
Export-Import Bank of India
3.38%, 08/05/26(b)	26,480	27,142,000
3.88%, 02/01/28(b)	25,630	27,167,800

		54,309,800

Indonesia — 3.7%
Indonesia Government International Bond
2.95%, 01/11/23	10,064	10,190,806
3.38%, 04/15/23(b)	12,401	12,738,152
3.50%, 01/11/28	11,656	12,129,525
3.70%, 10/30/49	4,700	4,764,625
3.75%, 04/25/22(b)	19,090	19,692,528
3.85%, 07/18/27(b)	9,880	10,460,450

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indonesia (continued)
4.10%, 04/24/28	$10,589	$11,419,575
4.13%, 01/15/25(b)	18,258	19,421,948
4.35%, 01/08/27(b)	11,533	12,567,366
4.35%, 01/11/48	16,518	18,061,401
4.63%, 04/15/43(b)	13,106	14,629,573
4.75%, 01/08/26(b)	19,982	22,067,621
4.75%, 02/11/29	12,253	13,953,104
4.75%, 07/18/47(b)	9,461	10,818,062
5.13%, 01/15/45(b)	18,822	22,433,471
5.25%, 01/17/42(b)	20,288	24,250,500
5.25%, 01/08/47(b)	11,577	14,167,354
5.35%, 02/11/49	10,128	12,891,045
5.38%, 10/17/23(b)	10,207	11,297,873
5.88%, 01/15/24(b)	16,412	18,494,273
5.95%, 01/08/46(b)	11,479	15,224,024
6.63%, 02/17/37(b)	13,458	18,130,449
6.75%, 01/15/44(b)	16,802	24,005,857
7.75%, 01/17/38(b)	16,541	24,749,471
8.50%, 10/12/35(b)	14,393	22,561,027
Perusahaan Penerbit SBSN Indonesia III
3.30%, 11/21/22(b)	8,226	8,405,944
3.40%, 03/29/22(b)	10,589	10,814,016
3.75%, 03/01/23(b)	9,988	10,356,308
4.15%, 03/29/27(b)	17,794	19,028,459
4.33%, 05/28/25(b)	17,924	19,251,496
4.35%, 09/10/24(b)	13,283	14,241,867
4.40%, 03/01/28(b)	16,399	17,869,785
4.45%, 02/20/29(b)	12,435	13,678,500
4.55%, 03/29/26(b)	14,294	15,607,261

		530,373,716

Iraq — 0.6%
Iraq International Bond
5.80%, 01/15/28 (Call 12/15/19)(b)	68,547	65,719,436
6.75%, 03/09/23(b)	25,462	25,660,922

		91,380,358

Ivory Coast — 0.5%
Ivory Coast Government International Bond
5.75%, 12/31/32 (Call 12/31/19)(b)(h)	26,743	26,459,054
6.13%, 06/15/33(b)	33,796	33,172,886
6.38%, 03/03/28(b)	17,838	18,417,735

		78,049,675

Jamaica — 1.0%
Jamaica Government International Bond
6.75%, 04/28/28	37,137	43,972,529
7.88%, 07/28/45	46,041	60,975,549
8.00%, 03/15/39	32,332	43,021,768

		147,969,846

Jordan — 0.5%
Jordan Government International Bond
5.75%, 01/31/27(b)	25,887	26,809,224
6.13%, 01/29/26(b)	24,232	25,579,905
7.38%, 10/10/47(b)	26,347	27,804,319

		80,193,448

Kazakhstan — 1.4%
Kazakhstan Government International Bond
3.88%, 10/14/24(b)	37,642	40,088,730
4.88%, 10/14/44(b)	25,640	31,136,575
5.13%, 07/21/25(b)	64,309	72,926,406

Security	Par (000)	Value

Kazakhstan (continued)
6.50%, 07/21/45(b)	$37,950	$55,084,425

		199,236,136

Kenya — 1.0%
Kenya Government International Bond
6.88%, 06/24/24(b)	49,874	53,053,467
7.25%, 02/28/28(b)	24,481	25,766,253
8.00%, 05/22/32(b)	30,836	32,878,885
8.25%, 02/28/48(b)	26,701	28,027,706

		139,726,311

Kuwait — 0.9%
Kuwait International Government Bond, 3.50%, 03/20/27(b)	115,058	123,903,084

Lebanon — 0.9%
Lebanon Government International Bond
6.00%, 01/27/23(b)	28,231	16,726,867
6.10%, 10/04/22(b)	39,745	23,847,000
6.60%, 11/27/26(b)	40,975	22,741,125
6.65%, 02/26/30(b)	36,765	20,496,487
6.75%, 11/29/27(b)	26,725	14,832,375
6.85%, 03/23/27(b)	30,798	17,092,890
7.00%, 03/23/32(b)	25,225	14,062,938

		129,799,682

Lithuania — 0.3%
Lithuania Government International Bond, 6.63%, 02/01/22(b)	36,414	40,135,056

Malaysia — 0.9%
1MDB Global Investments Ltd., 4.40%, 03/09/23(b)	75,700	72,776,088
Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/25(b)	25,004	25,972,905
Malaysia Sukuk Global Bhd, 3.18%, 04/27/26(b)	25,922	27,080,389

		125,829,382

Mexico — 2.5%
Mexico Government International Bond
3.60%, 01/30/25	16,399	17,224,075
3.63%, 03/15/22	14,826	15,331,011
3.75%, 01/11/28	19,074	19,890,606
4.00%, 10/02/23	23,530	24,949,153
4.13%, 01/21/26	16,455	17,622,277
4.15%, 03/28/27	22,116	23,677,942
4.35%, 01/15/47	13,413	13,941,137
4.50%, 04/22/29	25,369	27,929,683
4.50%, 01/31/50 (Call 07/31/49)	16,250	17,265,625
4.60%, 01/23/46	22,137	23,714,261
4.60%, 02/10/48	19,481	21,094,270
4.75%, 03/08/44	30,856	33,729,465
5.55%, 01/21/45	19,303	23,507,435
5.75%, 10/12/2110	22,354	26,070,352
6.05%, 01/11/40	23,016	29,431,710
6.75%, 09/27/34	12,868	17,484,395
8.30%, 08/15/31	8,960	13,199,200

		366,062,597

Mongolia — 0.2%
Mongolia Government International Bond, 5.13%, 12/05/22(b)	26,100	26,491,500

Morocco — 0.3%
Morocco Government International Bond, 4.25%, 12/11/22(b)	37,970	39,797,306

10	2019 ISHARES ANNNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nigeria — 1.6%
Nigeria Government International Bond
6.50%, 11/28/27(b)	$38,622	$38,706,486
7.14%, 02/23/30(b)	32,155	32,265,533
7.63%, 11/21/25(b)	26,485	28,852,097
7.63%, 11/28/47(b)	39,325	38,317,297
7.70%, 02/23/38(b)	31,720	31,690,262
7.88%, 02/16/32(b)	37,905	39,089,531
8.75%, 01/21/31(b)	25,795	28,414,805

		237,336,011

Oman — 2.6%
Oman Government International Bond
3.88%, 03/08/22(b)	18,000	18,000,000
4.13%, 01/17/23(b)	23,470	23,558,013
4.75%, 06/15/26(b)	50,775	49,251,750
5.38%, 03/08/27(b)	41,420	41,018,744
5.63%, 01/17/28(b)	50,780	50,145,250
6.00%, 08/01/29(c)	200	200,000
6.00%, 08/01/29(b)	28,275	28,275,000
6.50%, 03/08/47(b)	38,651	35,752,175
6.75%, 01/17/48(b)	55,220	51,734,237
Oman Sovereign Sukuk SAOC
4.40%, 06/01/24(b)	39,100	39,442,125
5.93%, 10/31/25(b)	30,535	32,777,414

		370,154,708

Pakistan — 0.6%
Pakistan Government International Bond
6.88%, 12/05/27(b)	37,269	37,222,414
8.25%, 04/15/24(b)	24,480	26,606,700
Third Pakistan International Sukuk Co. Ltd. (The), 5.63%, 12/05/22(b)	27,300	27,368,250

		91,197,364

Panama — 2.1%
Panama Government International Bond
3.16%, 01/23/30 (Call 10/23/29)	27,800	28,738,250
3.75%, 03/16/25 (Call 12/16/24)	31,812	33,651,131
3.88%, 03/17/28 (Call 12/17/27)	32,551	35,439,901
4.00%, 09/22/24 (Call 06/24/24)	33,062	35,407,336
4.50%, 05/15/47 (Call 11/15/46)	30,600	36,098,438
4.50%, 04/16/50 (Call 10/16/49)	45,448	53,273,577
6.70%, 01/26/36	53,811	75,873,510

		298,482,143

Paraguay — 0.2%
Paraguay Government International Bond, 6.10%, 08/11/44(b)	26,206	31,954,941

Peru — 2.2%
Peruvian Government International Bond
4.13%, 08/25/27	28,242	31,675,168
5.63%, 11/18/50	64,636	94,711,939
6.55%, 03/14/37	28,592	41,824,735
7.35%, 07/21/25	43,448	55,124,650
8.75%, 11/21/33	55,364	91,437,106

		314,773,598

Philippines — 3.3%
Philippine Government International Bond
3.00%, 02/01/28	34,270	35,726,132
3.70%, 03/01/41	34,867	39,236,271
3.70%, 02/02/42	36,632	41,314,028
3.75%, 01/14/29	29,050	32,309,047

Security	Par (000)	Value

Philippines (continued)
3.95%, 01/20/40	$35,177	$40,442,557
4.20%, 01/21/24	25,196	27,298,291
5.00%, 01/13/37	23,447	30,026,814
5.50%, 03/30/26	16,964	20,218,968
6.38%, 01/15/32	18,058	24,620,954
6.38%, 10/23/34	34,450	48,854,406
7.75%, 01/14/31	31,153	46,232,999
9.50%, 02/02/30	37,416	60,216,375
10.63%, 03/16/25	26,986	38,556,248

		485,053,090

Poland — 1.6%
Republic of Poland Government International Bond
3.00%, 03/17/23	51,410	52,968,365
3.25%, 04/06/26	44,303	47,279,608
4.00%, 01/22/24	51,225	55,258,969
5.00%, 03/23/22	74,330	79,718,925

		235,225,867

Qatar — 3.8%
Qatar Government International Bond
3.25%, 06/02/26(b)	50,450	52,972,500
3.38%, 03/14/24(b)	32,935	34,437,660
3.88%, 04/23/23(b)	42,470	44,848,320
4.00%, 03/14/29(b)	55,625	61,830,664
4.50%, 04/23/28(b)	40,510	46,333,313
4.63%, 06/02/46(b)	29,760	36,177,000
4.82%, 03/14/49(b)	80,550	99,076,500
5.10%, 04/23/48(b)	79,350	101,320,031
5.75%, 01/20/42(b)	15,339	21,158,233
6.40%, 01/20/40(b)	8,240	12,032,975
9.75%, 06/15/30(b)	8,839	14,545,679
SoQ Sukuk A QSC, 3.24%, 01/18/23(b)	20,940	21,683,370

		546,416,245

Romania — 1.3%
Romanian Government International Bond
4.38%, 08/22/23(b)	39,124	41,777,096
4.88%, 01/22/24(b)	26,710	29,431,081
5.13%, 06/15/48(b)	30,384	34,951,095
6.13%, 01/22/44(b)	25,134	32,697,763
6.75%, 02/07/22(b)	49,643	54,529,733

		193,386,768

Russia — 3.5%
Russian Foreign Bond-Eurobond
4.25%, 06/23/27(b)	31,800	34,121,400
4.38%, 03/21/29(b)	36,200	39,204,600
4.50%, 04/04/22(b)	24,200	25,458,400
4.75%, 05/27/26(b)	39,400	43,340,000
4.88%, 09/16/23(b)	37,800	41,485,500
5.10%, 03/28/35(b)	50,400	58,161,600
5.25%, 06/23/47(b)	88,800	106,116,000
5.63%, 04/04/42(b)	37,600	46,473,600
5.88%, 09/16/43(b)	20,400	26,035,500
7.50%, 03/31/30(b)(h)	34,740	39,841,864
12.75%, 06/24/28(b)	30,200	51,491,000

		511,729,464

Saudi Arabia — 3.7%
KSA Sukuk Ltd.
2.89%, 04/20/22(b)	41,420	42,041,300
2.97%, 10/29/29(c)	10,200	10,179,600
3.63%, 04/20/27(b)	42,289	44,340,016

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Saudi Arabia (continued)
4.30%, 01/19/29(b)	$17,372	$19,265,548
Saudi Government International Bond
2.88%, 03/04/23(b)	24,510	25,000,200
3.25%, 10/26/26(b)	51,023	52,706,759
3.63%, 03/04/28(b)	46,849	49,238,299
4.00%, 04/17/25(b)	38,060	40,876,440
4.38%, 04/16/29(b)	35,554	39,713,818
4.50%, 04/17/30(b)	25,472	28,847,040
4.50%, 10/26/46(b)	58,102	63,912,200
4.63%, 10/04/47(b)	40,887	45,813,883
5.00%, 04/17/49(b)	33,868	40,144,164
5.25%, 01/16/50(b)	33,365	41,164,069

		543,243,336

Senegal — 0.4%
Senegal Government International Bond
6.25%, 05/23/33(b)	27,020	27,619,506
6.75%, 03/13/48(b)	26,885	26,397,710

		54,017,216

Slovakia — 0.3%
Slovakia Government International Bond, 4.38%, 05/21/22(b)	38,010	40,088,672

South Africa — 2.3%
Republic of South Africa Government International Bond
4.30%, 10/12/28	41,588	40,142,817
4.67%, 01/17/24	23,474	24,493,652
4.85%, 09/27/27	21,360	21,707,100
4.85%, 09/30/29	11,500	11,356,250
4.88%, 04/14/26	25,860	26,651,962
5.00%, 10/12/46	20,129	18,468,358
5.38%, 07/24/44	20,123	19,311,792
5.65%, 09/27/47	31,437	30,837,732
5.75%, 09/30/49	43,050	41,577,690
5.88%, 05/30/22	20,716	22,308,543
5.88%, 09/16/25	42,204	45,989,171
5.88%, 06/22/30	29,102	30,881,587

		333,726,654

Sri Lanka — 2.0%
Sri Lanka Government International Bond
5.75%, 04/18/23(b)	32,770	32,862,166
5.88%, 07/25/22(b)	26,245	26,474,644
6.20%, 05/11/27(b)	38,705	37,096,323
6.75%, 04/18/28(b)	32,220	31,454,775
6.83%, 07/18/26(b)	26,000	26,138,125
6.85%, 03/14/24(b)	25,750	26,581,738
6.85%, 11/03/25(b)	39,050	39,574,734
7.55%, 03/28/30(b)	32,775	33,061,781
7.85%, 03/14/29(b)	40,200	41,406,000

		294,650,286

Trinidad And Tobago — 0.2%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(b)	26,000	27,023,750

Tunisia — 0.2%
Banque Centrale de Tunisie International Bond, 5.75%, 01/30/25(b)	27,200	24,879,500

Turkey — 3.7%
Hazine Mustesarligi Varlik Kiralama AS 4.49%, 11/25/24(b)	8,699	8,330,163

Security	Par (000)	Value

Turkey (continued)
5.00%, 04/06/23(b)	$14,531	$14,385,690
5.80%, 02/21/22(b)	18,511	18,840,727
Turkey Government International Bond
3.25%, 03/23/23	13,718	13,032,100
4.25%, 04/14/26	14,671	13,368,949
4.88%, 10/09/26	30,254	28,372,579
4.88%, 04/16/43	27,694	22,060,002
5.13%, 03/25/22	10,448	10,562,275
5.13%, 02/17/28	21,810	20,344,641
5.75%, 03/22/24	25,231	25,436,002
5.75%, 05/11/47	36,264	31,153,042
6.00%, 03/25/27	31,034	30,791,547
6.00%, 01/14/41	30,322	27,166,617
6.13%, 10/24/28	21,066	20,796,092
6.25%, 09/26/22	26,141	27,055,935
6.35%, 08/10/24	18,900	19,461,093
6.63%, 02/17/45	29,897	28,411,493
6.75%, 05/30/40	19,259	18,705,304
6.88%, 03/17/36	27,856	27,412,045
7.25%, 12/23/23	20,137	21,477,369
7.25%, 03/05/38	10,050	10,313,812
7.38%, 02/05/25	32,680	35,090,150
7.63%, 04/26/29	28,317	30,396,530
8.00%, 02/14/34	15,571	17,142,698
11.88%, 01/15/30	14,807	20,429,033

		540,535,888

Ukraine — 2.4%
Ukraine Government International Bond
7.38%, 09/25/32(b)	77,240	80,764,075
7.75%, 09/01/22(b)	36,358	38,648,554
7.75%, 09/01/23(b)	35,396	37,873,720
7.75%, 09/01/24(b)	33,442	35,816,382
7.75%, 09/01/25(b)	33,342	35,742,624
7.75%, 09/01/26(b)	33,317	35,865,751
7.75%, 09/01/27(b)	33,457	36,016,460
9.75%, 11/01/28(b)	41,503	49,401,540

		350,129,106

United Arab Emirates — 2.8%
Abu Dhabi Government International Bond
2.13%, 09/30/24(c)	9,700	9,651,500
2.50%, 10/11/22(b)	64,190	64,831,900
2.50%, 09/30/29(c)	14,100	14,011,875
3.13%, 05/03/26(b)	56,018	58,468,788
3.13%, 10/11/27(b)	81,969	85,452,683
3.13%, 09/30/49(c)	27,175	26,189,906
4.13%, 10/11/47(b)	66,730	76,781,206
RAK Capital, 3.09%, 03/31/25(b)	19,938	20,081,304
Sharjah Sukuk Program Ltd.
3.85%, 04/03/26(b)	17,400	18,291,750
4.23%, 03/14/28(b)	23,702	25,650,008

		399,410,920

Uruguay — 2.4%
Uruguay Government International Bond
4.38%, 10/27/27	44,563	49,214,215
4.38%, 01/23/31 (Call 10/23/30)	31,924	35,625,188
4.50%, 08/14/24	28,936	31,278,460
4.98%, 04/20/55	65,300	76,604,784
5.10%, 06/18/50	99,443	118,865,380

12	2019 ISHARES ANNNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Uruguay (continued)
7.63%, 03/21/36	$27,145	$40,224,833
		351,812,860

Venezuela — 0.1%
Venezuela Government International Bond
6.00%, 12/09/20(b)(g)	11,204	1,064,380
7.65%, 04/21/25(b)(g)	21,100	2,004,500
8.25%, 10/13/24(b)(g)	17,625	1,674,356
9.00%, 05/07/23(b)(g)	16,445	1,562,294
9.25%, 09/15/27(g)	19,628	1,864,660
9.25%, 05/07/28(b)(g)	18,699	1,776,395
9.37%, 01/13/34(g)	18,430	1,750,850
11.75%, 10/21/26(b)(g)	31,102	2,954,709
11.95%, 08/05/31(b)(g)	20,937	1,988,996
12.75%, 08/23/22(b)(g)	30,540	2,901,300

		19,542,440

Vietnam — 0.2%
Vietnam Government International Bond, 4.80%, 11/19/24(b)	24,350	26,604,688

Zambia — 0.3%
Zambia Government International Bond
8.50%, 04/14/24(b)	24,863	17,559,494
8.97%, 07/30/27(b)	33,298	23,464,684

		41,024,178

Total Foreign Government Obligations — 85.0% (Cost: $12,342,347,316)		12,314,492,220

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(i)(j)	98,438	$98,438,000

Total Short-Term Investments — 0.7% (Cost: $98,438,000)		98,438,000

Total Investments in Securities — 99.3% (Cost: $14,378,650,673)		14,374,246,843

Other Assets, Less Liabilities — 0.7%		108,059,596

Net Assets — 100.0%		$14,482,306,439

(a)	U.S. dollar denominated security issued by foreign domiciled entity.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Perpetual security with no stated maturity date.
(e)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(f)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	62,171	36,267	98,438	$98,438,000	$1,474,545	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$1,961,316,623	$—	$1,961,316,623
Foreign Government Obligations	—	12,314,492,220	—	12,314,492,220
Money Market Funds	98,438,000	—	—	98,438,000

	$98,438,000	$14,275,808,843	$—	$14,374,246,843

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Statement of Assets and Liabilities

October 31, 2019

iShares J.P. Morgan USD Emerging Markets Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$14,275,808,843
Affiliated(b)	98,438,000
Receivables:
Investments sold	105,583,702
Capital shares sold	75,623,222
Dividends	85,386
Interest	170,155,320

Total assets	14,725,694,473

LIABILITIES
Bank overdraft	36,631
Payables:
Investments purchased	238,495,162
Capital shares redeemed	151,161
Investment advisory fees	4,705,080

Total liabilities	243,388,034

NET ASSETS	$14,482,306,439

NET ASSETS CONSIST OF:
Paid-in capital	$14,887,106,733
Accumulated loss	(404,800,294)

NET ASSETS	$14,482,306,439

Shares outstanding	128,000,000

Net asset value	$113.14

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$14,280,212,673
(b) Investments, at cost — Affiliated	$98,438,000

See notes to financial statements.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended October 31, 2019

iShares J.P. Morgan USD Emerging Markets Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$1,474,545
Interest — Unaffiliated	801,661,242
Other income — Unaffiliated	1,101,386
Foreign taxes withheld	(97)

Total investment income	804,237,076

EXPENSES
Investment advisory fees	60,648,321

Total expenses	60,648,321

Net investment income	743,588,755

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(156,995,693)
In-kind redemptions — Unaffiliated	317,508,331

Net realized gain	160,512,638

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,198,822,979

Net change in unrealized appreciation (depreciation)	1,198,822,979

Net realized and unrealized gain	1,359,335,617

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,102,924,372

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

	iShares J.P. Morgan USD Emerging Markets Bond ETF

	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$743,588,755	$583,133,460
Net realized gain (loss)	160,512,638	(87,221,198)
Net change in unrealized appreciation (depreciation)	1,198,822,979	(1,252,248,328)

Net increase (decrease) in net assets resulting from operations	2,102,924,372	(756,336,066)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(872,461,442)	(560,509,063)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,492,886,987)	4,133,365,853

NET ASSETS
Total increase (decrease) in net assets	(262,424,057)	2,816,520,724
Beginning of year	14,744,730,496	11,928,209,772

End of year	$14,482,306,439	$14,744,730,496

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$104.57	$115.92	$114.74	$108.36	$114.15

Net investment income(a)	5.25	5.07	5.33	5.39	5.08
Net realized and unrealized gain (loss)(b)	9.44	(11.50)	1.02	6.57	(5.75)

Net increase (decrease) from investment operations	14.69	(6.43)	6.35	11.96	(0.67)

Distributions(c)
From net investment income	(6.12)	(4.92)	(5.17)	(5.58)	(5.12)

Total distributions	(6.12)	(4.92)	(5.17)	(5.58)	(5.12)

Net asset value, end of year	$113.14	$104.57	$115.92	$114.74	$108.36

Total Return
Based on net asset value	14.50%	(5.68)%	5.74%	11.35%	(0.55)%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.54%	0.59%	0.60%

Total expenses after fees waived	0.39%	0.39%	0.40%	0.40%	0.40%

Net investment income	4.81%	4.60%	4.69%	4.81%	4.61%

Supplemental Data
Net assets, end of year (000)	$14,482,306	$14,744,730	$11,928,210	$9,649,296	$4,464,443

Portfolio turnover rate(d)	11%	15%	26%	32%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
J.P. Morgan USD Emerging Markets Bond(a)	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $19 billion	0.4000%
Over $19 billion, up to and including $33 billion	0.3800
Over $33 billion, up to and including $47 billion	0.3610
Over $47 billion	0.3430

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2019, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

J.P. Morgan USD Emerging Markets Bond	$5,624,595	$15,835,895	$ (463,465)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

5.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales

J.P. Morgan USD Emerging Markets Bond	$2,038,409,568	$1,736,908,782

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

J.P. Morgan USD Emerging Markets Bond	$7,391,359,140	$9,189,906,690

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

J.P. Morgan USD Emerging Markets Bond	$262,560,236	$(262,560,236)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18

J.P. Morgan USD Emerging Markets Bond Ordinary income	$872,461,442	$560,509,063

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total

J.P. Morgan USD Emerging Markets Bond	$55,110,551	$(375,756,539)		$(84,154,306)		$(404,800,294)

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities and the accrual of income on securities in default.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
J.P. Morgan USD Emerging Markets Bond	$14,458,401,149	$594,857,207	$(679,011,513)	$(84,154,306)

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

8.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

J.P. Morgan USD Emerging Markets Bond
Shares sold	72,300,000	$7,852,920,951	98,900,000	$10,877,622,219
Shares redeemed	(85,300,000)	(9,345,807,938)	(60,800,000)	(6,744,256,366)

Net increase(decrease)	(13,000,000)	$(1,492,886,987)	38,100,000	$4,133,365,853

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares J.P. Morgan USD Emerging Markets Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares J.P. Morgan USD Emerging Markets Bond ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Fund intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned
J.P. Morgan USD Emerging Markets Bond	$797,316,941

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
J.P. Morgan USD Emerging Markets Bond	$706,116

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
J.P. Morgan USD Emerging Markets Bond(a)	$5.981397	$—	$0.139966	$6.121363	98%	—%	2%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the date the Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares J.P. Morgan USD Emerging Markets Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	0.28%
Greater than 0.5% and Less than 1.0%	170	11.76
Greater than 0.0% and Less than 0.5%	1,165	80.56
At NAV	10	0.69
Less than 0.0% and Greater than –0.5%	86	5.95
Less than –0.5% and Greater than –1.0%	9	0.62
Less than –1.0% and Greater than –1.5%	1	0.07
Less than –1.5% and Greater than –2.0%	1	0.07

	1,446	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

SUPPLEMENTAL INFORMATION	27

Supplemental Information  (unaudited) (continued)

The Company has registered the iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares J.P. Morgan USD Emerging Markets Bond ETF in respect of the Company’s financial year ending December 31, 2018 was USD 1.51 million. This figure is comprised of fixed remuneration of USD 651.91 thousand and variable remuneration of USD 856.62 thousand. There were a total of 469 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares J.P. Morgan USD Emerging Markets Bond ETF in respect of the Company’s financial year ending December 31, 2018, to its senior management was USD 209.42 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 27.47 thousand.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	29

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Fund’s Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	31

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

LIBOR	London Interbank Offered Rate

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

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iS-AR-1014-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares Aaa - A Rated Corporate Bond ETF | QLTA | NYSE Arca
•	iShares Convertible Bond ETF | ICVT | Cboe BZX
•	iShares Floating Rate Bond ETF | FLOT | Cboe BZX

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Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 11.51%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

Lower interest rates drove gains in the value of U.S. Treasury securities, which are typically more sensitive to changes in interest rates than other types of bonds with similar maturities. U.S. Treasury securities with longer maturities posted significantly higher returns. Deficit spending led the U.S. government to maintain a high level of Treasury bond issuance, which increased supply, but demand from international investors seeking relatively higher U.S. yields helped support prices. Despite the decline in inflation, U.S. Treasury inflation-protected securities, which have even greater price sensitivity than nominal Treasuries at comparable maturities, also posted a solid return.

Corporate bonds benefited from more accommodative interest rate policies, generally posting strong returns. Declining yields meant that investors in search of income increasingly sought out corporate debt, which typically yields more than government debt. Demand for investment-grade corporate bonds was particularly high, as investors sought substitutes for low-yielding sovereign debt. Narrow spreads (which measure the difference between yields for corporate bonds and lower-risk Treasury bonds) indicated that investors were confident in the financial resilience of U.S. corporations despite a slowing economy. Corporate bond issuance declined sharply early in the reporting period as interest rates rose and investors became concerned about an economic slowdown. However, issuance increased later in the reporting period when interest rates declined and the economy stabilized.

Among securitized bonds, commercial mortgage backed securities (“CMBSs”) posted the strongest performance amid a decline in issuance of new CMBS debt. Bonds backed by individual home mortgages advanced, despite a rise in refinancing due to lower mortgage rates. Other asset-backed bonds, including those backed by auto loans and credit card debt, also gained despite an increase in default rates, as low unemployment supported consumer spending.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF

Investment Objective

The iShares Aaa - A Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of Aaa to A, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations, as represented by the Bloomberg Barclays U.S. Corporate Aaa - A Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	14.22%	4.17%	3.85%	14.22%	22.68%	33.84%
Fund Market	14.12	4.12	3.84	14.12	22.35	33.74
Index	14.32	4.28	4.04	14.32	23.29	35.73

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,072.70	$ 0.78		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Aaa - A Rated Corporate Bond ETF

Portfolio Management Commentary

Corporate bonds rated Aaa to A advanced significantly for the reporting period. Strong demand from investors seeking higher yields with relatively low risk helped drive returns of investment-grade corporate bonds.

Bonds issued by highly-rated financial companies, which constituted approximately 44% of the Index on average, were the most significant contributors to the Index’s return. Banks are typically among the largest issuers of corporate debt, in part due to capital requirement regulations. Bonds issued by banks advanced, as strong balance sheets gave investors confidence that banks would be relatively resilient in the case of an economic downturn. Issuance of new bonds was relatively low, which helped to reduce yields, as supply was insufficient to meet investor demand for top-rated debt. Improved cash flows at banks helped keep new issuances lower, as banks were less reliant on debt to finance their operations.

Technology company debt also contributed to the Index’s return. Technology firms benefited from strong demand for cloud computing services and high profits from subscription-based systems software. Bond issuance among technology companies was relatively low, as tax law changes allowed companies to repatriate cash from abroad, reducing the need for debt financing.

Debt issued by consumer non-cyclical companies were another source of strength. Pharmaceutical company bonds advanced, as drug makers issued bonds to raise capital for merger and acquisition activity and to expand efforts to innovate new products. Bonds issued by consumer cyclical companies also advanced, as debt from retailers and consumer service companies advanced amid continued growth in consumer spending.

From a credit quality perspective, all rating categories held by the Index contributed to performance. Bonds rated A, which represented approximately 73% of the Index on average, were the most significant contributors to return.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)
0-1 Year	0.1%
1-5 Years	40.2
5-10 Years	26.8
10-15 Years	2.9
15-20 Years	7.5
More than 20 Years	22.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Apple Inc., 2.40%, 05/03/23	0.5%
Wells Fargo & Co., 3.50%, 03/08/22	0.3
Morgan Stanley, 2.75%, 05/19/22	0.3
Oracle Corp., 4.30%, 07/08/34	0.3
Mitsubishi UFJ Financial Group Inc., 3.00%, 02/22/22	0.3
Lockheed Martin Corp., 4.70%, 05/15/46	0.3
Citigroup Inc., 4.65%, 07/23/48	0.3
Sumitomo Mitsui Financial Group Inc., 3.94%, 10/16/23	0.3
Citigroup Inc., 3.52%, 10/27/28	0.3
HSBC Holdings PLC, 3.40%, 03/08/21	0.2

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® Convertible Bond ETF

Investment Objective

The iShares Convertible Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated convertible securities, specifically cash pay bonds, with outstanding issue sizes greater than $250 million, as represented by the Bloomberg Barclays U.S. Convertible Cash Pay Bond>$250MM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	10.55%	7.22%	10.55%	36.05%
Fund Market	10.76	7.26	10.76	36.28
Index	10.69	7.69	10.69	38.63

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/2/15. The first day of secondary market trading was 6/4/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,002.00	$ 1.01		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Convertible Bond ETF

Portfolio Management Commentary

U.S. dollar-denominated convertible bonds advanced strongly for the reporting period. Convertible bonds are hybrid securities that have features of both debt and equity. The bonds represented in the Index pay interest on a periodic basis, similar to non-convertible corporate bonds, but they also have an equity conversion feature and can be redeemed for shares of the issuer’s stock. Due to their convertibility feature, these securities typically move directionally with stocks, but with less volatility given their fixed-income component. Both the equity and debt features of convertible bonds benefited the Index: Declining interest rates supported bond prices, and the stock market’s strong performance helped the equity-like features of convertible bonds.

From a sector perspective, convertible bonds issued by technology companies contributed the majority of the Index’s return. Growing companies, including many technology firms, are among the most prolific issuers of convertible bonds, as the lower coupon rates issuers offer investors can be offset by potentially significant upside. Bonds issued by microchip and semiconductor manufacturers were among the top drivers of performance. Progress in trade negotiations between the U.S. and China helped chipmakers toward the end of the reporting period, as these companies make a significant portion of their sales overseas. Chipmakers were also boosted by strong earnings and sales to data centers. Software companies were another source of strength, supported by rising subscription revenues and the software-as-a-service model.

Consumer cyclical companies also contributed to the Index’s performance, particularly in the gaming area, which benefited from a significant acquisition. Among financial companies, both real estate investment trusts (“REITs”) and finance companies advanced. Strength in the self-storage area, where demographic trends toward downsizing bolstered revenues, drove REIT performance. Finance companies benefited late in the reporting period from optimism about an easing of trade tensions.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)
0-1 Year	4.3%
1-5 Years	61.0
5-10 Years	27.2
10-15 Years	0.6
15-20 Years	3.2
More than 20 Years	3.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Microchip Technology Inc., 1.63%, 02/15/25	2.1%
Advanced Micro Devices Inc., 2.13%, 09/01/26	2.0
DISH Network Corp., 3.38%, 08/15/26	2.0
Microchip Technology Inc., 1.63%, 02/15/27	2.0
Tesla Inc., 2.00%, 05/15/24	1.7
Caesars Entertainment Corp., 5.00%, 10/01/24	1.4
Palo Alto Networks Inc., 0.75%, 07/01/23	1.2
Workday Inc., 0.25%, 10/01/22	1.1
Atlassian Inc., 0.63%, 05/01/23	1.1
Splunk Inc., 0.50%, 09/15/23	1.0

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of October 31, 2019	iShares® Floating Rate Bond ETF

Investment Objective

The iShares Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade floating rate bonds with remaining maturities between one month and five years, as represented by the Bloomberg Barclays US Floating Rate Note<5 Years Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.02%	1.63%	1.41%	3.02%	8.45%	12.47%
Fund Market	2.98	1.65	1.42	2.98	8.53	12.53
Index	3.28	1.90	1.63	3.28	9.85	14.55

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/11. The first day of secondary market trading was 6/17/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,015.20	$ 1.02		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Floating Rate Bond ETF

Portfolio Management Commentary

Investment-grade, floating-rate bonds posted a positive return for the reporting period. Despite the positive performance overall, floating-rate bonds were negatively affected by declining interest rates, which diminished gains. The Index is composed of U.S. dollar-denominated bonds with interest rates that reset periodically. As a result of this reset, floating-rate bonds typically struggle in a declining interest rate environment, as their yields reset at lower levels.

Following an interest rate increase in December 2018, the Fed lowered short-term interest rates three times in 2019. The Fed’s actions led to a decrease in the interest rates issuers use to reset floating-rate bonds, resulting in lower yields on those bonds. Investor expectations that the Fed would continue to lower interest rates also weighed on the performance of floating-rate bonds.

Government and corporate bonds both contributed to the Index’s performance, with corporate bonds driving the majority of the return. Despite falling interest rates, floating-rate corporate bonds experienced strong demand from investors seeking higher-yielding shorter-term debt as the difference between short-term and long-term interest rates narrowed.

Among corporate bonds, banks, which made up approximately 52% of the Index on average for the reporting period, were the leading contributors to the Index’s return. Banks are typically the largest issuers of floating-rate corporate bonds. Borrowing and lending at variable interest rates helps banks manage their interest rate exposure and reduce volatility related to changing interest rates. Consumer-oriented companies were also a source of strength amid increasing consumer spending, with debt issued by both consumer cyclical and consumer non-cyclical companies contributing meaningfully to the Index’s performance. From a credit quality perspective, all rating categories held by the Index contributed to the Index’s return. Lower-rated investment-grade floating-rate bonds were the largest contributors.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)
Aaa	14.0%
Aa	20.9
A	45.5
Baa	16.8
Ba	1.7
Not Rated	1.1

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)
0-1 Year	23.7%
1-5 Years	76.2
5-10 Years	0.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 1.5%
Boeing Co. (The)
2.30%, 08/01/21(a)	$100	$100,644
2.70%, 02/01/27 (Call 12/01/26)	135	137,144
2.95%, 02/01/30 (Call 11/01/29)	85	86,887
3.20%, 03/01/29 (Call 12/01/28)	325	340,200
3.25%, 02/01/35 (Call 11/01/34)	100	104,659
3.60%, 05/01/34 (Call 02/01/34)	280	303,464
3.75%, 02/01/50 (Call 08/01/49)	190	203,684
3.95%, 08/01/59 (Call 02/01/59)	200	218,200
6.88%, 03/15/39	135	198,601
General Dynamics Corp.
1.88%, 08/15/23 (Call 06/15/23)	70	69,936
2.13%, 08/15/26 (Call 05/15/26)	170	170,406
2.38%, 11/15/24 (Call 09/15/24)	110	112,202
2.63%, 11/15/27 (Call 08/15/27)	145	149,647
3.00%, 05/11/21	275	280,011
3.38%, 05/15/23 (Call 04/15/23)	143	150,094
3.50%, 05/15/25 (Call 03/15/25)	100	107,501
3.60%, 11/15/42 (Call 05/14/42)(a)	34	37,830
3.75%, 05/15/28 (Call 02/15/28)	255	284,315
3.88%, 07/15/21 (Call 04/15/21)(a)	129	132,687
Lockheed Martin Corp.
3.35%, 09/15/21	350	359,982
3.55%, 01/15/26 (Call 10/15/25)	600	648,168
4.07%, 12/15/42	230	265,190
4.70%, 05/15/46 (Call 11/15/45)	845	1,069,601
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	409	415,953
4.88%, 10/15/40	200	251,752

		6,198,758

Agriculture — 0.9%
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	250	253,155
3.75%, 09/15/47 (Call 03/15/47)	100	110,748
4.02%, 04/16/43	84	95,456
4.50%, 03/15/49 (Call 09/15/48)	200	248,158
4.54%, 03/26/42	75	91,285
Philip Morris International Inc.
1.88%, 02/25/21 (Call 01/25/21)	100	99,998
2.13%, 05/10/23 (Call 03/10/23)	130	130,039
2.50%, 08/22/22(a)	526	532,475
2.63%, 02/18/22 (Call 01/18/22)	25	25,329
2.63%, 03/06/23	200	203,204
2.75%, 02/25/26 (Call 11/25/25)(a)	180	183,091
3.13%, 08/17/27 (Call 05/17/27)	50	51,797
3.13%, 03/02/28 (Call 12/02/27)	105	108,541
3.25%, 11/10/24	180	188,667
3.38%, 08/11/25 (Call 05/11/25)	115	121,469
3.60%, 11/15/23(a)	208	219,504
3.88%, 08/21/42	115	118,122
4.13%, 03/04/43	195	209,377
4.25%, 11/10/44	340	373,419
4.38%, 11/15/41	74	81,795
4.50%, 03/20/42	30	33,621
4.88%, 11/15/43	100	117,466
6.38%, 05/16/38	290	396,549

		3,993,265

Security	Par (000)	Value

Airlines — 0.3%
American Airlines Pass Through Trust
Series 2014-1, Class A, 3.70%, 10/01/26	$7	$7,627
Series 2015-1, Class A, 3.38%, 05/01/27	320	332,078
Series 2015-2, Class AA, 3.60%, 09/22/27	92	96,361
Series 2016-1, Class AA, 3.58%, 01/15/28	43	44,776
Series 2016-3, Class AA, 3.00%, 10/15/28(a)	183	185,681
Continental Airlines Inc. Pass Through Trust, Series 2012-2, Class A, 4.00%, 04/29/26(a)	209	221,045
United Airlines Pass Through Trust
Series 2013-1, Class A, 4.30%, 02/15/27	75	80,913
Series 2014-1, Class A, 4.00%, 04/11/26	83	88,137
Series 2014-2, Class A, 3.75%, 09/03/26	287	302,906
Series 2016-1, Class AA, 3.10%, 07/07/28	18	18,087
Series 2016-2, Class AA, 2.88%, 10/07/28(a)	63	63,193

		1,440,804

Apparel — 0.2%
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	92	93,795
2.38%, 11/01/26 (Call 08/01/26)	140	143,147
3.38%, 11/01/46 (Call 05/01/46)	105	110,706
3.63%, 05/01/43 (Call 11/01/42)(a)	125	136,358
3.88%, 11/01/45 (Call 05/01/45)	140	159,006
VF Corp., 3.50%, 09/01/21 (Call 06/21/21)	75	76,917

		719,929

Auto Manufacturers — 1.3%
American Honda Finance Corp.
1.65%, 07/12/21	195	194,405
1.70%, 09/09/21	260	259,342
2.30%, 09/09/26(a)	245	245,341
2.60%, 11/16/22(a)	145	147,835
2.90%, 02/16/24	296	305,700
3.50%, 02/15/28	235	254,235
3.63%, 10/10/23(a)	300	318,024
Daimler Finance North America LLC, 8.50%, 01/18/31	325	489,713
Toyota Motor Corp., 2.36%, 07/02/24	150	152,520
Toyota Motor Credit Corp.
1.90%, 04/08/21(a)	275	275,509
2.15%, 09/08/22	75	75,649
2.25%, 10/18/23(a)	390	394,801
2.60%, 01/11/22	750	762,660
2.63%, 01/10/23	220	225,001
2.70%, 01/11/23	250	256,677
2.80%, 07/13/22	50	51,249
2.90%, 04/17/24	196	203,742
3.30%, 01/12/22	250	257,970
3.40%, 09/15/21	200	205,820
3.45%, 09/20/23(a)	250	264,275

		5,340,468

Auto Parts & Equipment — 0.1%
Magna International Inc.
3.63%, 06/15/24 (Call 03/15/24)	180	189,313
4.15%, 10/01/25 (Call 07/01/25)	125	135,266

		324,579

Banks — 34.3%
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 11/09/20	100	100,471
2.63%, 05/19/22	385	391,687
2.63%, 11/09/22	350	356,860
2.70%, 11/16/20	242	244,074

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Banco Santander SA
2.71%, 06/27/24	$420	$426,040
3.31%, 06/27/29	455	472,308
3.80%, 02/23/28	110	115,950
3.85%, 04/12/23	200	208,870
4.38%, 04/12/28(a)	200	219,272
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	100	99,988
2.50%, 10/21/22 (Call 10/21/21)	475	479,375
2.63%, 04/19/21	175	176,869
2.82%, 07/21/23 (Call 07/21/22)(b)	400	406,364
2.88%, 04/24/23 (Call 04/24/22)(b)	275	279,636
2.88%, 10/22/30 (Call 10/22/29)(b)	200	201,182
3.00%, 12/20/23 (Call 12/20/22)(b)	500	511,710
3.09%, 10/01/25 (Call 10/01/24)(b)	225	232,457
3.12%, 01/20/23 (Call 01/20/22)(b)	299	305,115
3.19%, 07/23/30 (Call 07/23/29)(b)	500	516,135
3.25%, 10/21/27 (Call 10/21/26)	138	143,548
3.30%, 01/11/23	260	269,357
3.37%, 01/23/26 (Call 01/23/25)(b)	450	470,664
3.42%, 12/20/28 (Call 12/20/27)(b)	892	935,289
3.46%, 03/15/25 (Call 03/15/24)(b)	550	575,679
3.50%, 05/17/22 (Call 05/17/21)(b)	230	234,855
3.50%, 04/19/26(a)	450	479,200
3.55%, 03/05/24 (Call 03/05/23)(b)	100	104,216
3.56%, 04/23/27 (Call 04/23/26)(b)	200	211,582
3.59%, 07/21/28 (Call 07/21/27)(b)	234	248,248
3.71%, 04/24/28 (Call 04/24/27)(b)	275	294,627
3.82%, 01/20/28 (Call 01/20/27)(b)	160	172,501
3.88%, 08/01/25	325	351,455
3.95%, 01/23/49 (Call 01/23/48)(b)	75	84,455
3.97%, 03/05/29 (Call 03/05/28)(b)	400	436,016
4.00%, 04/01/24	600	644,088
4.10%, 07/24/23	75	80,137
4.13%, 01/22/24(a)	475	511,233
4.24%, 04/24/38 (Call 04/24/37)(b)	225	255,908
4.27%, 07/23/29 (Call 07/23/28)(b)	900	1,000,683
4.33%, 03/15/50 (Call 03/15/49)(b)	225	268,492
4.44%, 01/20/48 (Call 01/20/47)(b)	170	204,928
4.88%, 04/01/44	65	81,637
5.00%, 01/21/44	580	737,685
5.88%, 01/05/21(a)	75	78,391
5.88%, 02/07/42	225	314,003
Bank of Montreal
1.90%, 08/27/21	400	400,720
2.35%, 09/11/22	590	597,859
2.55%, 11/06/22 (Call 10/06/22)	150	152,721
2.90%, 03/26/22	710	724,448
Series D, 3.10%, 04/13/21	200	203,690
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	425	426,045
2.20%, 08/16/23 (Call 06/16/23)	260	261,485
2.45%, 11/27/20 (Call 10/27/20)	50	50,283
2.45%, 08/17/26 (Call 05/17/26)(a)	164	165,655
2.50%, 04/15/21 (Call 03/15/21)	120	121,036
2.60%, 02/07/22 (Call 01/07/22)	75	76,106
2.66%, 05/16/23 (Call 05/16/22)(b)	135	136,833
2.80%, 05/04/26 (Call 02/04/26)	175	180,171
3.00%, 10/30/28 (Call 07/30/28)	175	181,276
3.25%, 09/11/24 (Call 08/11/24)(a)	25	26,367

Security	Par (000)	Value

Banks (continued)
3.25%, 05/16/27 (Call 02/16/27)	$75	$79,738
3.30%, 08/23/29 (Call 05/23/29)	225	237,715
3.40%, 05/15/24 (Call 04/15/24)	316	333,958
3.40%, 01/29/28 (Call 10/29/27)	225	240,680
3.44%, 02/07/28 (Call 02/07/27)(b)	210	223,146
3.50%, 04/28/23	350	367,552
3.55%, 09/23/21 (Call 08/23/21)	325	335,042
3.85%, 04/28/28	100	111,411
Series 0012, 3.65%, 02/04/24 (Call 01/05/24)	89	94,829
Series G, 3.00%, 02/24/25 (Call 01/24/25)	100	104,854
Bank of Nova Scotia (The)
2.45%, 03/22/21	292	294,409
2.45%, 09/19/22	130	131,929
2.70%, 03/07/22	750	763,305
2.80%, 07/21/21	150	152,283
3.13%, 04/20/21	225	229,055
3.40%, 02/11/24(a)	270	283,238
Barclays Bank PLC, 2.65%, 01/11/21 (Call 12/11/20)	325	327,499
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)	521	521,834
2.15%, 02/01/21 (Call 01/01/21)	25	25,078
2.50%, 08/01/24 (Call 07/01/24)	250	253,308
2.75%, 04/01/22 (Call 03/01/22)	625	635,631
2.85%, 10/26/24 (Call 09/26/24)	806	832,896
3.20%, 09/03/21 (Call 08/03/21)	225	229,813
BNP Paribas SA
3.25%, 03/03/23	640	669,056
5.00%, 01/15/21	325	336,914
BPCE SA, 3.38%, 12/02/26(a)	400	422,560
Branch Banking & Trust Co.
2.85%, 04/01/21 (Call 03/01/21)	242	244,998
3.63%, 09/16/25 (Call 08/16/25)	275	294,121
Canadian Imperial Bank of Commerce
2.55%, 06/16/22	680	690,873
3.50%, 09/13/23	250	263,550
Citibank N.A.
2.84%, 05/20/22 (Call 04/20/22)(b)	750	758,977
2.85%, 02/12/21 (Call 01/12/21)	750	758,475
3.17%, 02/19/22 (Call 02/19/21)(b)	825	836,872
3.40%, 07/23/21 (Call 06/23/21)	400	409,752
3.65%, 01/23/24 (Call 12/23/23)	300	318,504
Citigroup Inc.
2.88%, 07/24/23 (Call 07/24/22)(b)	1,000	1,017,460
2.90%, 12/08/21 (Call 11/08/21)	250	254,403
3.20%, 10/21/26 (Call 07/21/26)	150	155,646
3.35%, 04/24/25 (Call 04/24/24)(b)	700	727,951
3.40%, 05/01/26	815	855,766
3.52%, 10/27/28 (Call 10/27/27)(b)	1,000	1,053,930
3.70%, 01/12/26	250	266,720
3.98%, 03/20/30 (Call 03/20/29)(b)	600	656,364
4.04%, 06/01/24 (Call 06/01/23)(b)	350	370,972
4.28%, 04/24/48 (Call 04/27/47)(a)(b)	100	117,707
4.65%, 07/23/48 (Call 06/23/48)	865	1,067,445
8.13%, 07/15/39	550	905,547
Cooperatieve Rabobank UA
3.88%, 02/08/22	920	957,978
5.25%, 05/24/41	250	344,722
Cooperatieve Rabobank UA/NY
2.50%, 01/19/21	500	503,630
2.75%, 01/10/22	690	701,461

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.75%, 01/10/23	$250	$255,228
Credit Suisse AG/New York NY
3.00%, 10/29/21	400	407,572
3.63%, 09/09/24	535	568,817
Fifth Third Bank/Cincinnati OH, 3.95%, 07/28/25 (Call 06/28/25)	225	245,588
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)	275	275,943
2.60%, 12/27/20 (Call 12/27/19)	25	25,026
2.63%, 04/25/21 (Call 03/25/21)	600	605,430
2.88%, 02/25/21 (Call 01/25/21)	173	174,780
2.88%, 10/31/22 (Call 10/31/21)(b)	425	430,971
2.91%, 06/05/23 (Call 06/05/22)(a)(b)	200	203,162
2.91%, 07/24/23 (Call 07/24/22)(b)	120	121,927
3.00%, 04/26/22 (Call 04/26/21)	430	435,672
3.20%, 02/23/23 (Call 01/23/23)	875	901,976
3.27%, 09/29/25 (Call 09/29/24)(b)	470	486,121
3.50%, 01/23/25 (Call 10/23/24)	560	586,354
3.50%, 11/16/26 (Call 11/16/25)	515	537,629
3.63%, 01/22/23(a)	927	969,929
3.63%, 02/20/24 (Call 01/20/24)	250	262,928
3.69%, 06/05/28 (Call 06/05/27)(b)	335	353,405
3.75%, 05/22/25 (Call 02/22/25)	322	341,388
3.75%, 02/25/26 (Call 11/25/25)	250	265,647
3.81%, 04/23/29 (Call 04/23/28)(b)	135	143,675
3.85%, 07/08/24 (Call 04/08/24)	630	668,046
3.85%, 01/26/27 (Call 01/26/26)	730	776,902
4.00%, 03/03/24	460	491,515
4.02%, 10/31/38 (Call 10/31/37)(b)	415	451,254
4.22%, 05/01/29 (Call 05/01/28)(a)(b)	710	776,435
4.41%, 04/23/39 (Call 04/23/38)(b)	375	424,395
4.75%, 10/21/45 (Call 04/21/45)	335	408,553
4.80%, 07/08/44 (Call 01/08/44)	285	345,870
5.25%, 07/27/21	195	205,626
5.75%, 01/24/22	305	328,836
6.25%, 02/01/41	275	386,064
HSBC Holdings PLC
2.65%, 01/05/22	550	555,945
2.95%, 05/25/21	600	607,842
3.26%, 03/13/23 (Call 03/13/22)(a)(b)	500	511,135
3.40%, 03/08/21	1,000	1,017,530
3.60%, 05/25/23	100	104,493
3.80%, 03/11/25 (Call 03/11/24)(b)	450	472,837
3.90%, 05/25/26	375	400,530
3.95%, 05/18/24 (Call 05/18/23)(b)	600	630,270
3.97%, 05/22/30 (Call 05/22/29)(b)	410	442,554
4.00%, 03/30/22(a)	384	401,580
4.04%, 03/13/28 (Call 03/13/27)(b)	475	509,570
4.25%, 03/14/24	400	424,496
4.29%, 09/12/26 (Call 09/15/25)(b)	200	216,336
4.30%, 03/08/26	650	707,278
4.38%, 11/23/26	775	838,201
4.58%, 06/19/29 (Call 06/19/28)(b)	450	503,595
4.88%, 01/14/22	299	316,441
5.10%, 04/05/21	250	260,565
5.25%, 03/14/44(a)	600	750,030
6.10%, 01/14/42	125	178,321
6.50%, 05/02/36	125	167,731
6.50%, 09/15/37	360	488,678
6.80%, 06/01/38	305	428,763

Security	Par (000)	Value

Banks (continued)
HSBC USA Inc., 3.50%, 06/23/24	$275	$291,002
Huntington National Bank (The), 3.25%, 05/14/21 (Call 04/14/21)	350	356,590
ING Groep NV
3.15%, 03/29/22	335	342,886
3.95%, 03/29/27	350	377,485
4.10%, 10/02/23	475	506,701
4.55%, 10/02/28	470	534,869
JPMorgan Chase & Co.
2.30%, 08/15/21 (Call 08/15/20)	212	212,498
2.40%, 06/07/21 (Call 05/07/21)	200	201,410
2.55%, 03/01/21 (Call 02/01/21)	175	176,423
2.70%, 05/18/23 (Call 03/18/23)	350	356,902
2.78%, 04/25/23 (Call 04/25/22)(b)	500	507,440
2.95%, 10/01/26 (Call 07/01/26)	125	128,924
2.97%, 01/15/23 (Call 01/15/22)	175	178,281
3.13%, 01/23/25 (Call 10/23/24)	99	102,804
3.20%, 01/25/23	476	493,231
3.20%, 06/15/26 (Call 03/15/26)	200	209,052
3.22%, 03/01/25 (Call 03/01/24)(b)	150	155,693
3.25%, 09/23/22	350	362,229
3.30%, 04/01/26 (Call 01/01/26)	325	342,010
3.54%, 05/01/28 (Call 05/01/27)(b)	170	180,433
3.56%, 04/23/24 (Call 04/23/23)(b)	100	104,426
3.63%, 05/13/24	145	154,144
3.63%, 12/01/27 (Call 12/01/26)	175	184,366
3.70%, 05/06/30 (Call 05/06/29)(b)	350	377,755
3.78%, 02/01/28 (Call 02/01/27)(b)	850	915,025
3.80%, 07/23/24 (Call 07/23/23)(b)	100	105,710
3.88%, 02/01/24	275	294,093
3.88%, 07/24/38 (Call 07/24/37)(b)	250	275,305
3.90%, 07/15/25 (Call 04/15/25)	450	486,571
3.90%, 01/23/49 (Call 01/23/48)(b)	250	278,360
3.96%, 11/15/48 (Call 11/15/47)(b)	575	649,767
4.01%, 04/23/29 (Call 04/23/28)(b)	200	219,128
4.03%, 07/24/48 (Call 07/24/47)(a)(b)	230	261,643
4.20%, 07/23/29 (Call 07/23/28)(b)	470	523,646
4.25%, 10/01/27	350	385,262
4.26%, 02/22/48 (Call 02/22/47)(b)	165	193,286
4.35%, 08/15/21	108	112,567
4.50%, 01/24/22	250	263,420
4.63%, 05/10/21	947	984,681
4.85%, 02/01/44	25	31,528
5.40%, 01/06/42	165	218,676
5.50%, 10/15/40	190	251,697
5.60%, 07/15/41	367	496,859
6.40%, 05/15/38	490	698,882
KeyBank N.A./Cleveland OH
3.30%, 02/01/22	275	282,824
3.38%, 03/07/23	385	401,220
Lloyds Bank PLC, 2.25%, 08/14/22	260	261,316
Lloyds Banking Group PLC
2.91%, 11/07/23 (Call 11/07/22)(b)	660	669,200
3.00%, 01/11/22	160	162,646
3.10%, 07/06/21	200	203,174
3.57%, 11/07/28 (Call 11/07/27)(b)	170	176,377
3.75%, 01/11/27	315	332,835
4.05%, 08/16/23	650	688,512
4.45%, 05/08/25	210	229,942
4.55%, 08/16/28	325	364,465

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	$400	$421,928
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	350	350,371
2.62%, 07/18/22	300	303,546
2.67%, 07/25/22(a)	225	227,986
2.80%, 07/18/24	300	306,489
3.00%, 02/22/22	1,050	1,070,244
3.20%, 07/18/29	275	285,681
3.22%, 03/07/22	200	204,904
3.29%, 07/25/27(a)	450	470,997
3.41%, 03/07/24(a)	250	261,235
3.46%, 03/02/23	100	103,803
3.54%, 07/26/21	50	51,152
3.68%, 02/22/27	375	401,419
3.74%, 03/07/29	250	271,605
3.75%, 07/18/39	225	243,430
3.78%, 03/02/25	75	80,084
3.85%, 03/01/26	400	430,252
3.96%, 03/02/28	250	275,000
4.15%, 03/07/39	100	113,665
4.29%, 07/26/38	75	86,497
Mizuho Financial Group Inc.
2.27%, 09/13/21	700	702,163
2.95%, 02/28/22	275	279,713
3.17%, 09/11/27	450	466,474
3.55%, 03/05/23	180	187,294
3.66%, 02/28/27	250	266,930
3.92%, 09/11/24 (Call 09/11/23)(b)	200	210,694
4.02%, 03/05/28	200	220,374
4.25%, 09/11/29 (Call 09/11/28)(b)	200	223,820
Morgan Stanley
2.50%, 04/21/21	425	428,094
2.63%, 11/17/21	575	581,417
2.72%, 07/22/25 (Call 07/22/24)(b)	200	202,992
2.75%, 05/19/22	1,225	1,243,730
3.13%, 01/23/23	450	463,428
3.13%, 07/27/26	600	622,968
3.59%, 07/22/28 (Call 07/22/27)(b)	890	941,193
3.63%, 01/20/27	440	468,899
3.70%, 10/23/24	250	266,017
3.74%, 04/24/24 (Call 04/24/23)(b)	555	581,596
3.75%, 02/25/23	389	408,874
3.88%, 01/27/26	480	518,371
3.97%, 07/22/38 (Call 07/22/37)(b)	275	301,843
4.00%, 07/23/25	350	380,047
4.30%, 01/27/45	420	489,632
4.38%, 01/22/47	605	713,846
4.43%, 01/23/30 (Call 01/23/29)(b)	450	507,195
4.46%, 04/22/39 (Call 04/22/38)(b)	150	173,993
5.50%, 07/28/21	234	247,609
5.75%, 01/25/21	100	104,510
6.38%, 07/24/42	378	555,789
7.25%, 04/01/32	255	363,148
Series F, 3.88%, 04/29/24	427	455,336
MUFG Americas Holdings Corp., 3.00%, 02/10/25 (Call 01/20/25)	39	39,989
National Australia Bank Ltd./New York
1.88%, 07/12/21	400	399,900
2.50%, 01/12/21	250	251,783
2.50%, 05/22/22	300	304,143

Security	Par (000)	Value

Banks (continued)
2.50%, 07/12/26	$375	$378,525
2.63%, 01/14/21	300	302,574
2.80%, 01/10/22	100	101,860
2.88%, 04/12/23	250	256,640
National Bank of Canada, 2.20%, 11/02/20 (Call 10/02/20)	250	250,750
Northern Trust Corp.
2.38%, 08/02/22	278	281,586
3.38%, 08/23/21	93	95,425
3.95%, 10/30/25	405	442,280
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)	250	250,943
2.63%, 02/17/22 (Call 01/17/22)	575	583,556
3.30%, 10/30/24 (Call 09/30/24)	250	263,645
4.20%, 11/01/25 (Call 10/01/25)	250	275,782
PNC Financial Services Group Inc. (The)
2.60%, 07/23/26 (Call 05/24/26)(a)	300	305,382
3.15%, 05/19/27 (Call 04/19/27)	140	147,833
3.30%, 03/08/22 (Call 02/06/22)	165	170,102
3.45%, 04/23/29 (Call 01/23/29)	200	215,866
3.50%, 01/23/24 (Call 12/24/23)	490	517,778
3.90%, 04/29/24 (Call 03/29/24)	750	803,235
Royal Bank of Canada
2.50%, 01/19/21(a)	125	125,923
2.55%, 07/16/24(a)	275	279,430
2.75%, 02/01/22	384	391,557
3.20%, 04/30/21	334	340,526
3.70%, 10/05/23	350	370,902
4.65%, 01/27/26(a)	255	283,279
Santander UK PLC, 4.00%, 03/13/24	508	544,373
Skandinaviska Enskilda Banken AB
2.63%, 03/15/21	250	252,218
2.80%, 03/11/22(a)	280	284,696
State Street Corp.
1.95%, 05/19/21	100	100,136
2.65%, 05/15/23 (Call 05/15/22)(b)	69	70,105
2.65%, 05/19/26	185	189,270
3.10%, 05/15/23	250	258,458
3.30%, 12/16/24	425	449,242
3.55%, 08/18/25	160	172,626
3.70%, 11/20/23	250	266,465
3.78%, 12/03/24 (Call 12/03/23)(b)	75	79,383
4.14%, 12/03/29 (Call 12/03/28)(b)	150	169,716
4.38%, 03/07/21	70	72,406
Sumitomo Mitsui Banking Corp.
2.45%, 10/20/20	242	243,258
3.95%, 07/19/23	725	768,543
3.95%, 01/10/24	75	80,029
Sumitomo Mitsui Financial Group Inc.
2.44%, 10/19/21	50	50,291
2.70%, 07/16/24	400	405,780
2.78%, 07/12/22	175	177,944
2.78%, 10/18/22	200	203,636
2.85%, 01/11/22	100	101,590
2.93%, 03/09/21	325	328,640
3.01%, 10/19/26	294	301,109
3.04%, 07/16/29	600	616,236
3.10%, 01/17/23	40	41,075
3.35%, 10/18/27	150	157,806
3.36%, 07/12/27	250	263,020
3.45%, 01/11/27	410	431,960

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.78%, 03/09/26(a)	$255	$274,087
3.94%, 10/16/23	1,000	1,062,650
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	575	581,020
2.80%, 05/17/22 (Call 04/17/22)	475	483,564
4.05%, 11/03/25 (Call 09/03/25)	275	301,251
Svenska Handelsbanken AB
2.45%, 03/30/21	350	352,331
3.35%, 05/24/21	250	255,180
Toronto-Dominion Bank (The)
1.80%, 07/13/21	325	324,753
2.13%, 04/07/21	283	284,135
2.50%, 12/14/20	184	185,378
2.55%, 01/25/21	225	226,879
3.25%, 06/11/21	275	280,970
3.25%, 03/11/24	250	261,953
3.50%, 07/19/23	200	211,214
3.63%, 09/15/31 (Call 09/15/26)(b)	475	495,639
U.S. Bancorp.
2.95%, 07/15/22 (Call 06/15/22)	501	513,986
3.00%, 03/15/22 (Call 02/15/22)	204	209,020
3.10%, 04/27/26 (Call 03/27/26)	400	418,204
3.38%, 02/05/24 (Call 01/05/24)	275	289,776
3.60%, 09/11/24 (Call 08/11/24)	300	319,695
3.70%, 01/30/24 (Call 12/29/23)	75	79,900
Series V, 2.38%, 07/22/26 (Call 06/22/26)	240	242,844
Series V, 2.63%, 01/24/22 (Call 12/23/21)	475	482,339
Series X, 3.15%, 04/27/27 (Call 03/27/27)	525	555,917
U.S. Bank N.A./Cincinnati OH
3.15%, 04/26/21 (Call 03/26/21)	250	254,745
3.40%, 07/24/23 (Call 06/23/23)	285	299,199
Wachovia Corp., 5.50%, 08/01/35	200	252,912
Wells Fargo & Co.
2.10%, 07/26/21	275	275,465
2.50%, 03/04/21	199	200,369
2.55%, 12/07/20	88	88,658
2.63%, 07/22/22	175	177,279
3.00%, 01/22/21	145	146,814
3.00%, 02/19/25	955	984,242
3.00%, 04/22/26	353	362,990
3.00%, 10/23/26	530	544,983
3.07%, 01/24/23 (Call 01/24/22)	525	535,033
3.30%, 09/09/24	620	649,016
3.50%, 03/08/22(a)	1,275	1,315,494
3.55%, 09/29/25	235	249,532
3.58%, 05/22/28 (Call 05/22/27)(b)	235	249,737
3.75%, 01/24/24 (Call 12/24/23)	400	423,052
3.90%, 05/01/45	325	368,482
4.10%, 06/03/26	224	240,719
4.13%, 08/15/23	24	25,510
4.15%, 01/24/29 (Call 10/24/28)	460	510,867
4.30%, 07/22/27	475	521,137
4.40%, 06/14/46	240	272,102
4.48%, 01/16/24	269	290,735
4.60%, 04/01/21	212	219,611
4.65%, 11/04/44	470	550,610
4.75%, 12/07/46	475	564,998
4.90%, 11/17/45	335	404,677
5.38%, 02/07/35	25	31,932
5.38%, 11/02/43	90	114,062

Security	Par (000)	Value

Banks (continued)
5.61%, 01/15/44	$380	$493,624
Series M, 3.45%, 02/13/23	430	445,175
Wells Fargo Bank N.A.
2.08%, 09/09/22 (Call 09/09/21)(b)	500	499,560
2.60%, 01/15/21	250	252,148
Westpac Banking Corp.
2.00%, 08/19/21	300	300,561
2.10%, 05/13/21	125	125,416
2.50%, 06/28/22	35	35,510
2.60%, 11/23/20	25	25,201
2.65%, 01/25/21	400	403,752
2.70%, 08/19/26	75	76,916
2.75%, 01/11/23	500	511,685
2.80%, 01/11/22(a)	300	305,748
2.85%, 05/13/26	400	413,916
3.35%, 03/08/27	350	374,237
3.65%, 05/15/23	250	263,738

		143,857,364

Beverages — 1.9%
Brown-Forman Corp., 4.50%, 07/15/45 (Call 01/15/45)	134	165,671
Coca-Cola Co. (The)
1.55%, 09/01/21	250	249,308
2.20%, 05/25/22	50	50,563
2.25%, 09/01/26	145	146,495
2.45%, 11/01/20	184	185,216
2.50%, 04/01/23	150	153,515
2.55%, 06/01/26	112	115,071
2.88%, 10/27/25	750	788,100
2.90%, 05/25/27	85	89,466
3.15%, 11/15/20	75	76,040
3.20%, 11/01/23	227	239,172
3.30%, 09/01/21	266	273,637
Coca-Cola FEMSA SAB de CV, 3.88%, 11/26/23	350	370,569
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	720	734,177
3.88%, 04/29/43 (Call 10/29/42)	70	79,284
5.88%, 09/30/36	100	137,190
Diageo Investment Corp.
2.88%, 05/11/22	110	112,542
4.25%, 05/11/42	159	187,019
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)	425	424,707
2.25%, 05/02/22 (Call 04/02/22)	550	556,605
2.38%, 10/06/26 (Call 07/06/26)	60	61,090
2.75%, 03/05/22	125	128,033
2.75%, 03/01/23(a)	145	149,672
2.85%, 02/24/26 (Call 11/24/25)	120	125,324
2.88%, 10/15/49 (Call 04/15/49)	200	195,288
3.00%, 10/15/27 (Call 07/15/27)	80	85,110
3.10%, 07/17/22 (Call 05/17/22)	115	118,926
3.13%, 11/01/20	100	101,304
3.38%, 07/29/49 (Call 01/29/49)	100	106,863
3.45%, 10/06/46 (Call 04/06/46)	475	512,430
3.50%, 07/17/25 (Call 04/17/25)	135	145,696
3.60%, 03/01/24 (Call 12/01/23)	300	320,418
3.60%, 08/13/42	10	10,937
4.00%, 03/05/42	382	441,015
4.00%, 05/02/47 (Call 11/02/46)	90	105,407
4.25%, 10/22/44 (Call 04/22/44)	135	162,248
4.45%, 04/14/46 (Call 10/14/45)	115	143,246

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
4.60%, 07/17/45 (Call 01/17/45)	$75	$94,749
5.50%, 01/15/40	35	47,614

		8,189,717

Biotechnology — 1.0%
Gilead Sciences Inc.
1.95%, 03/01/22 (Call 02/01/22)	100	100,246
2.50%, 09/01/23 (Call 07/01/23)	136	138,131
2.95%, 03/01/27 (Call 12/01/26)(a)	335	348,487
3.25%, 09/01/22 (Call 07/01/22)	30	31,117
3.50%, 02/01/25 (Call 11/01/24)	314	333,791
3.65%, 03/01/26 (Call 12/01/25)	225	242,548
3.70%, 04/01/24 (Call 01/01/24)	525	558,369
4.00%, 09/01/36 (Call 03/01/36)(a)	75	83,850
4.15%, 03/01/47 (Call 09/01/46)	160	177,506
4.40%, 12/01/21 (Call 09/01/21)(a)	124	129,840
4.50%, 04/01/21 (Call 01/01/21)	70	72,105
4.50%, 02/01/45 (Call 08/01/44)	275	317,961
4.60%, 09/01/35 (Call 03/01/35)	212	251,192
4.75%, 03/01/46 (Call 09/01/45)	585	699,438
4.80%, 04/01/44 (Call 10/01/43)	380	457,778
5.65%, 12/01/41 (Call 06/01/41)(a)	135	176,479

		4,118,838

Chemicals — 0.4%
Ecolab Inc.
3.25%, 12/01/27 (Call 09/01/27)(a)	100	106,849
3.95%, 12/01/47 (Call 06/01/47)	170	195,201
PPG Industries Inc.
2.80%, 08/15/29 (Call 05/15/29)(a)	100	100,366
3.60%, 11/15/20	250	254,025
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	104	104,780
2.45%, 02/15/22 (Call 11/15/21)	285	288,605
3.00%, 09/01/21	25	25,525
3.20%, 01/30/26 (Call 10/30/25)(a)	220	233,301
3.55%, 11/07/42 (Call 05/07/42)	185	195,928

		1,504,580

Commercial Services — 0.3%
Automatic Data Processing Inc., 3.38%, 09/15/25 (Call 06/15/25)(a)	202	217,158
Leland Stanford Junior University (The), 3.65%, 05/01/48 (Call 11/01/47)	50	56,656
Massachusetts Institute of Technology
4.68%, 07/01/2114	50	67,917
5.60%, 07/01/2111	105	171,469
President and Fellows of Harvard College, 3.15%, 07/15/46 (Call 01/15/46)	175	186,508
Princeton University, 5.70%, 03/01/39	59	84,152
S&P Global Inc.
2.95%, 01/22/27 (Call 10/22/26)	243	252,368
4.50%, 05/15/48 (Call 11/15/47)	100	123,717
University of Southern California, 3.03%, 10/01/39	300	307,473

		1,467,418

Computers — 4.4%
Apple Inc.
1.55%, 08/04/21 (Call 07/04/21)	100	99,687
1.80%, 09/11/24 (Call 08/11/24)	250	249,375
2.15%, 02/09/22	319	321,995
2.20%, 09/11/29 (Call 06/11/29)	150	147,873
2.25%, 02/23/21 (Call 01/23/21)	950	955,947

Security	Par (000)	Value

Computers (continued)
2.30%, 05/11/22 (Call 04/11/22)	$100	$101,352
2.40%, 01/13/23 (Call 12/13/22)	185	188,400
2.40%, 05/03/23	1,960	1,997,985
2.45%, 08/04/26 (Call 05/04/26)	150	153,150
2.50%, 02/09/22 (Call 01/09/22)	225	228,719
2.50%, 02/09/25	158	162,264
2.70%, 05/13/22(a)	137	140,289
2.75%, 01/13/25 (Call 11/13/24)	160	166,021
2.85%, 05/06/21	242	245,969
2.85%, 02/23/23 (Call 12/23/22)	200	206,252
2.85%, 05/11/24 (Call 03/11/24)	175	181,753
2.90%, 09/12/27 (Call 06/12/27)	370	387,368
2.95%, 09/11/49 (Call 03/11/49)	100	97,188
3.00%, 02/09/24 (Call 12/09/23)	175	182,935
3.00%, 06/20/27 (Call 03/20/27)	100	105,405
3.00%, 11/13/27 (Call 08/13/27)	475	501,823
3.20%, 05/13/25	149	158,609
3.20%, 05/11/27 (Call 02/11/27)	175	186,464
3.25%, 02/23/26 (Call 11/23/25)	405	431,600
3.35%, 02/09/27 (Call 11/09/26)	525	563,934
3.45%, 05/06/24	232	247,618
3.45%, 02/09/45(a)	485	513,959
3.75%, 09/12/47 (Call 03/12/47)	60	66,672
3.75%, 11/13/47 (Call 05/13/47)	325	361,979
3.85%, 05/04/43	292	327,536
3.85%, 08/04/46 (Call 02/04/46)	440	496,465
4.25%, 02/09/47 (Call 08/09/46)	235	280,094
4.38%, 05/13/45	340	410,193
4.45%, 05/06/44(a)	77	93,520
4.50%, 02/23/36 (Call 08/23/35)	370	449,898
4.65%, 02/23/46 (Call 08/23/45)	600	753,342
IBM Credit LLC
3.00%, 02/06/23	300	309,357
3.45%, 11/30/20	600	610,698
International Business Machines Corp.
1.88%, 08/01/22(a)	200	199,720
2.25%, 02/19/21	250	251,320
2.80%, 05/13/21	100	101,460
2.85%, 05/13/22	330	337,488
2.88%, 11/09/22	310	318,435
2.90%, 11/01/21	125	127,533
3.00%, 05/15/24	400	415,376
3.30%, 05/15/26	445	470,984
3.30%, 01/27/27	165	175,275
3.38%, 08/01/23	200	209,424
3.45%, 02/19/26(a)	378	403,651
3.50%, 05/15/29	475	510,815
3.63%, 02/12/24	150	159,234
4.00%, 06/20/42	190	209,213
4.15%, 05/15/39	350	396,035
4.25%, 05/15/49	500	571,445
4.70%, 02/19/46	150	181,116
5.60%, 11/30/39	250	330,933
7.00%, 10/30/25	55	69,383

		18,522,528

Cosmetics & Personal Care — 1.0%
Colgate-Palmolive Co.
1.95%, 02/01/23	64	64,356
2.30%, 05/03/22	145	147,175
3.70%, 08/01/47 (Call 02/01/47)	50	58,209

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
4.00%, 08/15/45	$195	$232,374
Estee Lauder Companies Inc. (The)
3.15%, 03/15/27 (Call 12/15/26)	125	131,960
4.15%, 03/15/47 (Call 09/15/46)	100	117,569
Procter & Gamble Co. (The)
1.70%, 11/03/21	175	175,194
1.85%, 02/02/21	25	25,046
2.15%, 08/11/22(a)	375	379,822
2.30%, 02/06/22(a)	208	210,877
2.45%, 11/03/26	170	175,102
2.70%, 02/02/26	215	223,929
2.85%, 08/11/27	110	116,741
3.10%, 08/15/23	230	241,431
3.50%, 10/25/47	70	79,228
5.55%, 03/05/37	50	69,704
Unilever Capital Corp.
2.00%, 07/28/26	215	212,691
2.60%, 05/05/24 (Call 03/05/24)	300	307,929
3.00%, 03/07/22	100	102,722
3.10%, 07/30/25	200	210,478
3.50%, 03/22/28 (Call 12/22/27)	475	519,498
5.90%, 11/15/32	280	381,217

		4,183,252

Distribution & Wholesale — 0.1%
WW Grainger Inc., 4.60%, 06/15/45 (Call 12/15/44)	225	268,434

Diversified Financial Services — 3.6%
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)(a)	622	630,192
2.50%, 07/30/24 (Call 06/29/24)	250	253,715
2.65%, 12/02/22	375	382,500
3.00%, 02/22/21 (Call 01/22/21)	500	506,950
3.00%, 10/30/24 (Call 09/29/24)	375	389,820
3.40%, 02/27/23 (Call 01/27/23)	260	271,188
3.63%, 12/05/24 (Call 11/04/24)(a)	375	398,381
3.70%, 08/03/23 (Call 07/03/23)	200	211,450
4.05%, 12/03/42	101	117,567
American Express Credit Corp.
2.25%, 05/05/21 (Call 04/05/21)(a)	375	377,171
2.70%, 03/03/22 (Call 01/31/22)	570	580,226
3.30%, 05/03/27 (Call 04/03/27)	390	419,195
Ameriprise Financial Inc.
2.88%, 09/15/26 (Call 02/02/26)(a)	240	246,727
4.00%, 10/15/23	225	240,145
Charles Schwab Corp. (The)
2.65%, 01/25/23 (Call 12/25/22)	271	276,298
3.20%, 03/02/27 (Call 12/02/26)	275	288,819
3.20%, 01/25/28 (Call 10/25/27)(a)	230	242,169
3.25%, 05/21/21 (Call 04/21/21)	92	93,943
3.85%, 05/21/25 (Call 03/21/25)	200	216,850
4.00%, 02/01/29 (Call 11/01/28)	200	222,640
CME Group Inc.
3.00%, 09/15/22	218	225,519
3.00%, 03/15/25 (Call 12/15/24)	315	331,241
4.15%, 06/15/48 (Call 12/15/47)	205	247,427
5.30%, 09/15/43 (Call 03/15/43)	80	108,795
Credit Suisse USA Inc., 7.13%, 07/15/32	230	336,048
Intercontinental Exchange Inc.
2.35%, 09/15/22 (Call 08/15/22)	202	204,176
2.75%, 12/01/20 (Call 11/01/20)	185	186,558

Security	Par (000)	Value

Diversified Financial Services (continued)
3.10%, 09/15/27 (Call 06/15/27)	$175	$183,516
3.75%, 12/01/25 (Call 09/01/25)	285	308,438
3.75%, 09/21/28 (Call 06/21/28)	260	285,701
4.00%, 10/15/23	25	26,725
4.25%, 09/21/48 (Call 03/21/48)	170	204,624
Invesco Finance PLC
3.75%, 01/15/26	97	103,525
4.00%, 01/30/24	410	436,703
Mastercard Inc.
2.95%, 11/21/26 (Call 08/21/26)	465	489,501
3.38%, 04/01/24	517	550,626
3.80%, 11/21/46 (Call 05/21/46)(a)	125	143,393
ORIX Corp.
2.90%, 07/18/22	125	127,614
3.25%, 12/04/24	75	77,953
3.70%, 07/18/27	115	122,668
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	315	321,902
3.30%, 04/01/27 (Call 01/01/27)(a)	320	336,627
Visa Inc.
2.15%, 09/15/22 (Call 08/15/22)(a)	300	303,366
2.20%, 12/14/20 (Call 11/14/20)	310	311,550
2.75%, 09/15/27 (Call 06/15/27)(a)	115	120,974
2.80%, 12/14/22 (Call 10/14/22)	495	510,003
3.15%, 12/14/25 (Call 09/14/25)	800	855,224
3.65%, 09/15/47 (Call 03/15/47)	220	249,203
4.15%, 12/14/35 (Call 06/14/35)	380	458,432
4.30%, 12/14/45 (Call 06/14/45)	485	603,597

		15,137,575

Electric — 5.3%
AEP Transmission Co. LLC, 3.75%, 12/01/47 (Call 06/01/47)	265	289,483
Alabama Power Co.
3.75%, 03/01/45 (Call 09/01/44)	40	43,229
6.00%, 03/01/39	175	243,715
Series 17-A, 2.45%, 03/30/22 (Call 02/28/22)	20	20,253
Series A, 4.30%, 07/15/48 (Call 01/15/48)	100	118,916
Series B, 3.70%, 12/01/47 (Call 06/01/47)	90	97,189
Ameren Illinois Co., 3.70%, 12/01/47 (Call 06/01/47)	276	308,311
Arizona Public Service Co., 4.35%, 11/15/45 (Call 05/15/45)	70	82,522
Baltimore Gas & Electric Co., 3.50%, 08/15/46 (Call 02/15/46)	80	83,246
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (Call 08/15/23)(a)	90	95,634
3.80%, 07/15/48 (Call 01/15/48)	60	65,163
4.45%, 01/15/49 (Call 07/15/48)	250	300,062
4.50%, 02/01/45 (Call 08/01/44)	175	208,635
5.15%, 11/15/43 (Call 05/15/43)	75	95,792
5.95%, 05/15/37	25	34,416
6.13%, 04/01/36	150	208,899
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	65	69,438
4.50%, 04/01/44 (Call 10/01/43)	90	110,502
Series AC, 4.25%, 02/01/49 (Call 08/01/48)	100	120,740
Commonwealth Edison Co.
2.55%, 06/15/26 (Call 03/15/26)	165	167,896
3.65%, 06/15/46 (Call 12/15/45)	200	217,750
4.00%, 03/01/48 (Call 09/01/47)	280	324,302
5.90%, 03/15/36	75	101,520
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	60	66,550

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Consolidated Edison Co. of New York Inc.
3.85%, 06/15/46 (Call 12/15/45)	$160	$175,558
3.95%, 03/01/43 (Call 09/01/42)	148	163,268
4.45%, 03/15/44 (Call 09/15/43)	220	260,363
4.50%, 12/01/45 (Call 06/01/45)	60	71,520
4.63%, 12/01/54 (Call 06/01/54)	273	327,013
Series 07-A, 6.30%, 08/15/37	70	97,606
Series 08-B, 6.75%, 04/01/38	104	151,510
Series 09-C, 5.50%, 12/01/39	180	236,588
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	135	148,106
Series A, 4.13%, 05/15/49 (Call 11/15/48)	75	86,051
Series C, 4.30%, 12/01/56 (Call 06/01/56)	25	28,538
Series D, 4.00%, 12/01/28 (Call 09/01/28)	275	308,806
Consumers Energy Co.
4.05%, 05/15/48 (Call 11/15/47)	100	117,498
4.35%, 04/15/49 (Call 10/15/48)	100	123,436
Delmarva Power & Light Co., 3.50%, 11/15/23 (Call 08/15/23)	195	205,659
Dominion Energy South Carolina Inc.
5.10%, 06/01/65 (Call 12/01/64)	85	113,259
6.05%, 01/15/38	25	34,071
DTE Electric Co.
3.70%, 03/15/45 (Call 09/15/44)	125	139,092
3.95%, 03/01/49 (Call 09/01/48)(a)	200	232,276
Duke Energy Carolinas LLC
2.50%, 03/15/23 (Call 01/15/23)	209	213,002
2.95%, 12/01/26 (Call 09/01/26)	65	67,968
3.05%, 03/15/23 (Call 03/15/23)	105	108,722
3.70%, 12/01/47 (Call 06/01/47)	65	70,961
3.75%, 06/01/45 (Call 12/01/44)	25	27,305
3.88%, 03/15/46 (Call 09/15/45)	200	224,032
3.95%, 11/15/28 (Call 08/15/28)	185	208,961
3.95%, 03/15/48 (Call 09/15/47)	100	113,790
4.00%, 09/30/42 (Call 03/30/42)	75	83,763
4.25%, 12/15/41 (Call 06/15/41)	375	433,804
5.30%, 02/15/40	108	140,031
6.00%, 01/15/38	70	96,478
6.05%, 04/15/38	125	174,000
6.10%, 06/01/37	230	316,372
Duke Energy Florida LLC
3.20%, 01/15/27 (Call 10/15/26)	125	131,669
3.40%, 10/01/46 (Call 04/01/46)	220	226,582
3.80%, 07/15/28 (Call 04/15/28)	475	525,079
6.35%, 09/15/37	50	70,907
6.40%, 06/15/38	135	197,450
Duke Energy Indiana LLC, 3.75%, 05/15/46 (Call 12/15/45)	25	27,127
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	50	51,070
3.00%, 09/15/21 (Call 06/15/21)	420	428,110
3.60%, 09/15/47 (Call 03/15/47)	10	10,667
4.10%, 03/15/43 (Call 09/15/42)	75	85,115
4.15%, 12/01/44 (Call 06/01/44)	50	57,284
4.20%, 08/15/45 (Call 02/15/45)	70	81,126
Entergy Arkansas LLC, 3.50%, 04/01/26 (Call 01/01/26)	224	238,732
Entergy Louisiana LLC
4.00%, 03/15/33 (Call 12/15/32)	175	199,575
4.20%, 09/01/48 (Call 03/01/48)	195	225,941
Florida Power & Light Co.
2.75%, 06/01/23 (Call 12/01/22)	69	71,047
3.13%, 12/01/25 (Call 06/01/25)	196	207,674

Security	Par (000)	Value

Electric (continued)
3.15%, 10/01/49 (Call 04/01/49)	$200	$203,638
3.25%, 06/01/24 (Call 12/01/23)	185	194,455
3.70%, 12/01/47 (Call 06/01/47)	165	183,950
3.95%, 03/01/48 (Call 09/01/47)	225	261,679
4.05%, 06/01/42 (Call 12/01/41)	50	57,580
4.05%, 10/01/44 (Call 04/01/44)	75	87,179
4.13%, 02/01/42 (Call 08/01/41)	30	34,984
4.13%, 06/01/48 (Call 12/01/47)	100	119,363
5.69%, 03/01/40	30	41,191
5.95%, 02/01/38	140	195,565
5.96%, 04/01/39	110	155,683
Georgia Power Co.
4.30%, 03/15/42	329	362,667
Series 10-C, 4.75%, 09/01/40	24	27,642
Kentucky Utilities Co.
3.25%, 11/01/20 (Call 08/01/20)	87	87,887
5.13%, 11/01/40 (Call 05/01/40)	144	182,290
MidAmerican Energy Co.
3.50%, 10/15/24 (Call 07/15/24)	150	159,922
3.65%, 04/15/29 (Call 01/15/29)	125	138,452
3.65%, 08/01/48 (Call 02/01/48)	25	27,699
4.25%, 07/15/49 (Call 01/15/49)	100	122,707
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/25 (Call 10/27/24)	150	154,423
3.40%, 02/07/28 (Call 11/07/27)	90	96,638
4.02%, 11/01/32 (Call 05/01/32)	115	131,738
4.30%, 03/15/49 (Call 09/15/48)	170	204,620
Northern States Power Co./MN
2.90%, 03/01/50 (Call 09/01/49)	200	194,262
3.40%, 08/15/42 (Call 02/15/42)(a)	25	26,305
3.60%, 09/15/47 (Call 03/15/47)	110	120,421
NSTAR Electric Co., 3.20%, 05/15/27 (Call 02/15/27)	220	231,614
Ohio Power Co., Series M, 5.38%, 10/01/21	115	122,326
Oncor Electric Delivery Co. LLC
3.10%, 09/15/49 (Call 03/15/49)(c)	200	201,066
3.75%, 04/01/45 (Call 10/01/44)	118	131,634
5.30%, 06/01/42 (Call 12/01/41)	95	125,509
7.00%, 09/01/22	20	22,712
7.00%, 05/01/32	140	200,810
PacifiCorp
4.13%, 01/15/49 (Call 07/15/48)	325	379,268
5.75%, 04/01/37	330	443,408
6.00%, 01/15/39	175	242,849
6.25%, 10/15/37	100	141,954
PECO Energy Co., 3.90%, 03/01/48 (Call 09/01/47)	125	142,072
Potomac Electric Power Co., 4.15%, 03/15/43 (Call 09/15/42)	25	28,517
Public Service Co. of Colorado, 3.60%, 09/15/42 (Call 03/15/42)	114	123,070
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	154	156,264
3.80%, 03/01/46 (Call 09/01/45)	11	12,390
Puget Sound Energy Inc., 4.22%, 06/15/48 (Call 12/15/47)	75	87,995
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	145	145,107
4.50%, 08/15/40	215	244,255
Southern California Edison Co.
2.85%, 08/01/29 (Call 05/01/29)(a)	100	100,128
3.88%, 06/01/21 (Call 03/01/21)(a)	129	131,585
4.00%, 04/01/47 (Call 10/01/46)	255	267,416
4.50%, 09/01/40 (Call 03/01/40)	75	81,514

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.65%, 10/01/43 (Call 04/01/43)	$155	$171,954
5.50%, 03/15/40	149	179,377
6.00%, 01/15/34	95	115,625
6.05%, 03/15/39(a)	50	62,742
Series 08-A, 5.95%, 02/01/38(a)	132	163,182
Series A, 4.20%, 03/01/29 (Call 12/01/28)	140	154,311
Series B, 4.88%, 03/01/49 (Call 09/01/48)	100	117,419
Series C, 3.50%, 10/01/23 (Call 07/01/23)	165	171,838
Series C, 4.13%, 03/01/48 (Call 09/01/47)	160	170,851
Virginia Electric & Power Co.
4.00%, 01/15/43 (Call 07/15/42)	100	111,469
4.45%, 02/15/44 (Call 08/15/43)	73	86,600
4.60%, 12/01/48 (Call 06/01/48)	200	246,800
8.88%, 11/15/38	176	296,660
Series A, 3.15%, 01/15/26 (Call 10/15/25)	306	320,615
Series A, 3.50%, 03/15/27 (Call 12/15/26)	255	274,291
Series A, 6.00%, 05/15/37	135	182,110
Series B, 3.80%, 09/15/47 (Call 03/15/47)	60	65,701
Series C, 2.75%, 03/15/23 (Call 12/15/22)	119	121,612
Series C, 4.00%, 11/15/46 (Call 05/15/46)	90	100,803
Westar Energy Inc., 4.13%, 03/01/42 (Call 09/01/41)	44	49,730

		22,108,818

Electrical Components & Equipment — 0.1%
Emerson Electric Co.
2.63%, 12/01/21 (Call 11/01/21)	282	286,193
2.63%, 02/15/23 (Call 11/15/22)	57	58,514

		344,707

Electronics — 0.2%
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)	420	420,777
2.50%, 11/01/26 (Call 08/01/26)	465	475,574
4.25%, 03/01/21	125	129,130
Tyco Electronics Group SA, 3.50%, 02/03/22 (Call 11/03/21)	35	36,052

		1,061,533

Food — 0.0%
Hershey Co. (The), 2.30%, 08/15/26 (Call 05/15/26)	175	177,152

Forest Products & Paper — 0.1%
Georgia-Pacific LLC
7.75%, 11/15/29	171	246,107
8.00%, 01/15/24	110	135,316

		381,423

Gas — 0.2%
Atmos Energy Corp.
3.00%, 06/15/27 (Call 03/15/27)(a)	15	15,660
3.38%, 09/15/49 (Call 03/15/49)	100	104,830
4.13%, 10/15/44 (Call 04/15/44)	55	63,345
4.15%, 01/15/43 (Call 07/15/42)	85	97,468
4.30%, 10/01/48 (Call 04/01/48)	125	150,071
Dominion Energy Gas Holdings LLC
2.80%, 11/15/20 (Call 10/15/20)	35	35,262
4.60%, 12/15/44 (Call 06/15/44)	25	29,572
ONE Gas Inc., 4.66%, 02/01/44 (Call 08/01/43)	85	103,505
Southern California Gas Co.
3.15%, 09/15/24 (Call 06/15/24)(a)	65	68,010
Series TT, 2.60%, 06/15/26 (Call 03/15/26)	105	105,989

		773,712

Hand & Machine Tools — 0.1%
Stanley Black & Decker Inc., 2.90%, 11/01/22(a)	245	251,272

Security	Par (000)	Value

Health Care – Products — 0.5%
Danaher Corp.
3.35%, 09/15/25 (Call 06/15/25)	$115	$121,767
4.38%, 09/15/45 (Call 03/15/45)	100	117,005
Medtronic Inc.
2.75%, 04/01/23 (Call 01/01/23)	100	102,847
3.15%, 03/15/22	360	371,282
3.50%, 03/15/25	413	443,913
4.38%, 03/15/35	375	448,294
4.63%, 03/15/45	375	479,546

		2,084,654

Health Care – Services — 2.1%
Ascension Health, 3.95%, 11/15/46	320	367,091
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	75	84,737
Kaiser Foundation Hospitals
3.15%, 05/01/27 (Call 02/01/27)	190	200,752
4.15%, 05/01/47 (Call 11/01/46)	430	503,805
4.88%, 04/01/42	45	56,858
New York and Presbyterian Hospital (The), 4.02%, 08/01/45	40	46,114
Northwell Healthcare Inc.
3.98%, 11/01/46 (Call 11/01/45)	190	200,188
4.26%, 11/01/47 (Call 11/01/46)	150	161,693
SSM Health Care Corp., Series A, 3.82%, 06/01/27 (Call 03/01/27)(a)	10	10,827
UnitedHealth Group Inc.
2.13%, 03/15/21	125	125,436
2.75%, 02/15/23 (Call 11/15/22)	25	25,555
2.88%, 12/15/21	35	35,728
2.88%, 03/15/22 (Call 12/15/21)	145	148,032
2.88%, 03/15/23	4	4,115
2.88%, 08/15/29	230	236,589
2.95%, 10/15/27	80	82,933
3.10%, 03/15/26	205	214,008
3.35%, 07/15/22	150	155,732
3.38%, 11/15/21 (Call 08/15/21)(a)	125	128,259
3.38%, 04/15/27	75	79,730
3.45%, 01/15/27	200	213,762
3.50%, 06/15/23	250	262,702
3.50%, 02/15/24	850	899,461
3.50%, 08/15/39 (Call 02/15/39)	200	208,208
3.70%, 08/15/49 (Call 02/15/49)(a)	475	502,284
3.75%, 07/15/25	710	770,016
3.75%, 10/15/47 (Call 04/15/47)	110	117,381
3.85%, 06/15/28	110	121,199
3.88%, 12/15/28	150	166,386
3.88%, 08/15/59 (Call 02/15/59)	200	212,080
3.95%, 10/15/42 (Call 04/15/42)	75	81,500
4.20%, 01/15/47 (Call 07/15/46)	50	56,582
4.25%, 03/15/43 (Call 09/15/42)	80	90,026
4.25%, 04/15/47 (Call 10/15/46)	100	113,739
4.38%, 03/15/42 (Call 09/15/41)	50	56,856
4.45%, 12/15/48 (Call 06/15/48)	350	413,749
4.63%, 07/15/35	245	297,371
4.63%, 11/15/41 (Call 05/15/41)	75	88,388
4.75%, 07/15/45	275	334,722
5.80%, 03/15/36	105	139,734
6.50%, 06/15/37	50	71,598
6.63%, 11/15/37	275	395,862

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Services (continued)
6.88%, 02/15/38	$135	$199,473

		8,681,261

Household Products & Wares — 0.1%
Kimberly-Clark Corp.
3.20%, 07/30/46 (Call 01/30/46)	165	166,926
6.63%, 08/01/37	146	215,750

		382,676

Insurance — 3.7%
Aflac Inc.
3.63%, 06/15/23	170	179,467
3.63%, 11/15/24	282	301,458
4.75%, 01/15/49 (Call 07/15/48)	155	191,429
Allstate Corp. (The)
3.15%, 06/15/23	107	111,264
3.28%, 12/15/26 (Call 09/15/26)	110	117,435
4.20%, 12/15/46 (Call 06/15/46)	200	234,984
4.50%, 06/15/43	104	124,968
5.55%, 05/09/35	90	116,527
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	206	213,014
4.20%, 08/15/48 (Call 02/15/48)	315	371,010
4.25%, 01/15/21	150	154,454
4.25%, 01/15/49 (Call 07/15/48)	200	239,182
4.30%, 05/15/43(a)	83	97,725
4.40%, 05/15/42	175	209,223
5.75%, 01/15/40	37	51,809
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)	190	191,079
2.75%, 03/15/23 (Call 01/15/23)	275	283,346
3.00%, 02/11/23	323	335,494
3.13%, 03/15/26 (Call 12/15/25)	365	388,386
3.40%, 01/31/22(a)	275	285,274
3.75%, 08/15/21	25	25,846
4.50%, 02/11/43	500	609,980
Chubb Corp. (The), 6.00%, 05/11/37	78	108,613
Chubb INA Holdings Inc.
2.30%, 11/03/20 (Call 10/03/20)	160	160,499
2.88%, 11/03/22 (Call 09/03/22)	400	411,324
3.15%, 03/15/25	482	510,284
3.35%, 05/15/24	55	58,125
3.35%, 05/03/26 (Call 02/03/26)	135	145,209
4.35%, 11/03/45 (Call 05/03/45)	210	257,909
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	242	246,492
3.75%, 04/01/26 (Call 01/01/26)	315	339,557
4.13%, 05/15/43 (Call 11/15/42)	71	78,770
Manulife Financial Corp.
4.15%, 03/04/26	255	284,404
5.38%, 03/04/46(a)	170	224,279
Marsh & McLennan Companies Inc.
2.75%, 01/30/22 (Call 12/30/21)	253	256,790
3.50%, 12/29/20	100	101,717
3.50%, 06/03/24 (Call 03/03/24)	115	121,043
3.50%, 03/10/25 (Call 12/10/24)	225	237,938
3.75%, 03/14/26 (Call 12/14/25)	150	161,697
3.88%, 03/15/24 (Call 02/15/24)	105	112,071
4.20%, 03/01/48 (Call 09/01/47)	210	238,067
4.35%, 01/30/47 (Call 07/30/46)	95	109,622
4.38%, 03/15/29 (Call 12/15/28)	275	313,858

Security	Par (000)	Value

Insurance (continued)
4.80%, 07/15/21 (Call 04/15/21)	$61	$63,505
4.90%, 03/15/49 (Call 09/15/48)(a)	150	189,410
MetLife Inc.
3.00%, 03/01/25	165	172,194
3.60%, 04/10/24	140	148,747
3.60%, 11/13/25 (Call 08/13/25)(a)	152	164,652
4.05%, 03/01/45	253	286,249
4.13%, 08/13/42	146	165,546
4.60%, 05/13/46 (Call 12/13/45)	95	116,387
4.88%, 11/13/43	215	267,004
5.70%, 06/15/35	75	101,444
5.88%, 02/06/41	110	151,269
6.38%, 06/15/34	75	106,604
6.50%, 12/15/32	115	161,278
Series D, 4.37%, 09/15/23	172	186,720
Series N, 3.05%, 12/15/22	250	260,875
Progressive Corp. (The)
2.45%, 01/15/27(a)	385	388,446
4.13%, 04/15/47 (Call 10/15/46)	305	355,584
Prudential Financial Inc.
3.50%, 05/15/24	240	255,379
3.70%, 03/13/51 (Call 09/13/50)	250	261,983
3.88%, 03/27/28 (Call 12/27/27)(a)	90	99,395
3.91%, 12/07/47 (Call 06/07/47)	120	129,698
3.94%, 12/07/49 (Call 06/07/49)	303	330,567
4.60%, 05/15/44	190	224,348
5.70%, 12/14/36	190	253,616
Travelers Companies Inc. (The)
3.75%, 05/15/46 (Call 11/15/45)	255	281,474
3.90%, 11/01/20	300	305,802
4.00%, 05/30/47 (Call 11/30/46)	60	69,135
4.60%, 08/01/43	40	49,297
5.35%, 11/01/40	121	160,548
6.25%, 06/15/37	265	378,656
Travelers Property Casualty Corp., 6.38%, 03/15/33	94	132,162

		15,529,596

Internet — 1.8%
Alibaba Group Holding Ltd.
3.40%, 12/06/27 (Call 09/06/27)	500	519,095
3.60%, 11/28/24 (Call 08/28/24)	450	472,639
4.20%, 12/06/47 (Call 06/06/47)	340	384,673
4.50%, 11/28/34 (Call 05/28/34)	225	258,883
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	410	410,504
3.38%, 02/25/24(a)	247	262,731
3.63%, 05/19/21	115	118,238
Amazon.com Inc.
2.40%, 02/22/23 (Call 01/22/23)	325	331,373
2.50%, 11/29/22 (Call 08/29/22)	545	556,205
2.80%, 08/22/24 (Call 06/22/24)	410	426,441
3.15%, 08/22/27 (Call 05/22/27)	850	907,409
3.88%, 08/22/37 (Call 02/22/37)	475	541,837
4.05%, 08/22/47 (Call 02/22/47)	695	829,552
4.25%, 08/22/57 (Call 02/22/57)	250	306,443
4.80%, 12/05/34 (Call 06/05/34)	110	138,305
4.95%, 12/05/44 (Call 06/05/44)	305	400,264
5.20%, 12/03/25 (Call 09/03/25)	200	235,240
Baidu Inc.
3.50%, 11/28/22	194	199,378
3.63%, 07/06/27	100	103,819

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
3.88%, 09/29/23 (Call 08/29/23)	$350	$364,851

		7,767,880

Machinery — 1.7%
ABB Finance USA Inc.
2.88%, 05/08/22	322	329,660
4.38%, 05/08/42	87	105,516
Caterpillar Financial Services Corp.
2.40%, 06/06/22	110	111,451
2.55%, 11/29/22	95	96,855
2.85%, 06/01/22	70	71,684
2.85%, 05/17/24(a)	150	155,112
3.15%, 09/07/21	300	307,164
3.45%, 05/15/23	50	52,569
3.65%, 12/07/23	590	626,934
3.75%, 11/24/23(a)	190	202,960
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	135	137,369
3.40%, 05/15/24 (Call 02/15/24)	485	512,146
3.80%, 08/15/42	330	369,052
3.90%, 05/27/21	75	77,400
4.30%, 05/15/44 (Call 11/15/43)	25	29,896
4.75%, 05/15/64 (Call 11/15/63)	125	155,641
5.20%, 05/27/41	95	124,125
Cummins Inc.
3.65%, 10/01/23 (Call 07/01/23)	487	516,848
4.88%, 10/01/43 (Call 04/01/43)	25	31,077
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)(a)	161	164,043
2.88%, 09/07/49 (Call 03/07/49)	200	192,828
3.90%, 06/09/42 (Call 12/09/41)	139	158,995
5.38%, 10/16/29	161	202,528
John Deere Capital Corp.
2.15%, 09/08/22	100	100,879
2.30%, 06/07/21(a)	100	100,756
2.60%, 03/07/24	230	235,424
2.65%, 01/06/22	40	40,685
2.65%, 06/24/24	35	35,973
2.65%, 06/10/26(a)	135	138,884
2.80%, 03/04/21	38	38,507
2.80%, 01/27/23(a)	200	205,526
2.80%, 03/06/23	360	370,527
2.80%, 09/08/27	110	113,647
2.80%, 07/18/29	100	103,357
3.15%, 10/15/21	90	92,257
3.20%, 01/10/22	130	133,705
3.35%, 06/12/24(a)	150	158,682
3.65%, 10/12/23(a)	260	276,617
3.90%, 07/12/21(a)	90	93,058
Rockwell Automation Inc., 4.20%, 03/01/49 (Call 09/01/48)	100	118,516

		7,088,853

Manufacturing — 0.9%
3M Co.
1.63%, 09/19/21 (Call 08/19/21)	40	39,896
2.00%, 06/26/22(a)	100	100,762
2.25%, 03/15/23 (Call 02/15/23)	100	101,193
2.25%, 09/19/26 (Call 06/19/26)	160	160,522
2.88%, 10/15/27 (Call 07/15/27)	285	297,825
3.00%, 08/07/25(a)	282	297,115
3.13%, 09/19/46 (Call 03/19/46)	122	119,325

Security	Par (000)	Value

Manufacturing (continued)
3.63%, 09/14/28 (Call 06/14/28)	$350	$385,826
3.63%, 10/15/47 (Call 04/15/47)	145	153,217
4.00%, 09/14/48 (Call 03/14/48)	275	312,730
5.70%, 03/15/37(a)	60	80,147
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	476	493,050
3.50%, 03/01/24 (Call 12/01/23)	112	118,759
3.90%, 09/01/42 (Call 03/01/42)	200	232,410
Parker-Hannifin Corp.
3.25%, 03/01/27 (Call 12/01/26)	500	524,925
3.30%, 11/21/24 (Call 08/21/24)	72	75,440
4.10%, 03/01/47 (Call 09/01/46)	120	131,814
4.20%, 11/21/34 (Call 05/21/34)	100	113,061
4.45%, 11/21/44 (Call 05/21/44)	100	114,264

		3,852,281

Media — 4.2%
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	70	85,439
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)	235	235,515
2.65%, 02/01/30 (Call 11/01/29)	190	192,176
2.75%, 03/01/23 (Call 02/01/23)	221	226,761
2.85%, 01/15/23	91	93,644
3.00%, 02/01/24 (Call 01/01/24)	25	25,976
3.13%, 07/15/22	100	103,634
3.15%, 03/01/26 (Call 12/01/25)	750	790,020
3.15%, 02/15/28 (Call 11/15/27)(a)	325	341,900
3.20%, 07/15/36 (Call 01/15/36)	272	276,298
3.30%, 02/01/27 (Call 11/01/26)	350	371,420
3.38%, 02/15/25 (Call 11/15/24)	135	143,300
3.38%, 08/15/25 (Call 05/15/25)(a)	360	383,670
3.40%, 07/15/46 (Call 01/15/46)	438	446,677
3.45%, 10/01/21	400	412,492
3.45%, 02/01/50 (Call 08/01/49)	100	102,569
3.55%, 05/01/28 (Call 02/01/28)	100	108,057
3.60%, 03/01/24	325	346,141
3.70%, 04/15/24 (Call 03/15/24)	350	374,682
3.90%, 03/01/38 (Call 09/01/37)(a)	200	220,356
3.95%, 10/15/25 (Call 08/15/25)	275	301,834
3.97%, 11/01/47 (Call 05/01/47)	244	268,305
4.00%, 08/15/47 (Call 02/15/47)	60	66,341
4.00%, 03/01/48 (Call 09/01/47)	290	322,019
4.00%, 11/01/49 (Call 05/01/49)	481	534,862
4.05%, 11/01/52 (Call 05/01/52)	284	317,668
4.15%, 10/15/28 (Call 07/15/28)	475	536,232
4.20%, 08/15/34 (Call 02/15/34)	205	236,189
4.25%, 10/15/30 (Call 07/15/30)	575	663,331
4.25%, 01/15/33	400	461,904
4.40%, 08/15/35 (Call 02/25/35)(a)	125	145,019
4.50%, 01/15/43	280	328,367
4.60%, 10/15/38 (Call 04/15/38)	260	309,860
4.60%, 08/15/45 (Call 02/15/45)	175	210,170
4.65%, 07/15/42	325	388,381
4.70%, 10/15/48 (Call 04/15/48)	400	492,872
4.75%, 03/01/44	132	160,475
4.95%, 10/15/58 (Call 04/15/58)	350	451,818
5.65%, 06/15/35	75	97,752
6.40%, 05/15/38	95	134,718
6.45%, 03/15/37	125	176,265
6.50%, 11/15/35	100	139,272

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
6.95%, 08/15/37	$175	$258,039
7.05%, 03/15/33	25	35,790
NBCUniversal Media LLC
2.88%, 01/15/23	57	58,743
4.38%, 04/01/21	400	414,032
4.45%, 01/15/43	235	271,731
5.95%, 04/01/41	25	34,427
TWDC Enterprises 18 Corp.
1.85%, 07/30/26	264	260,866
2.30%, 02/12/21(a)	25	25,154
2.35%, 12/01/22(a)	224	227,602
2.45%, 03/04/22	50	50,856
2.95%, 06/15/27(a)	285	301,681
3.00%, 02/13/26	375	396,757
3.00%, 07/30/46	170	169,033
3.15%, 09/17/25	275	293,167
3.70%, 12/01/42	325	360,129
4.13%, 06/01/44	410	490,376
Series E, 4.13%, 12/01/41	189	222,122
Walt Disney Co. (The)
1.75%, 08/30/24 (Call 07/30/24)	150	148,961
2.00%, 09/01/29 (Call 06/01/29)	200	195,154
2.75%, 09/01/49 (Call 03/01/49)	100	94,951
3.70%, 09/15/24 (Call 06/15/24)(c)	500	537,530
4.50%, 02/15/21(c)	500	516,845
4.75%, 09/15/44 (Call 03/15/44)(c)	350	447,006

		17,835,333

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	262	266,355
3.25%, 06/15/25 (Call 03/15/25)	252	266,631
3.90%, 01/15/43 (Call 07/15/42)	200	221,944

		754,930

Mining — 0.5%
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	201	205,450
3.25%, 11/21/21(a)	75	76,970
4.13%, 02/24/42	60	69,097
5.00%, 09/30/43	350	454,881
Rio Tinto Alcan Inc., 6.13%, 12/15/33	295	401,055
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	60	64,822
5.20%, 11/02/40	100	129,667
7.13%, 07/15/28	137	186,009
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	230	265,839
4.75%, 03/22/42 (Call 09/22/41)	50	61,875

		1,915,665

Oil & Gas — 5.2%
BP Capital Markets America Inc.
2.11%, 09/16/21 (Call 08/16/21)	200	200,780
2.75%, 05/10/23	400	409,876
3.02%, 01/16/27 (Call 10/16/26)	221	229,440
3.12%, 05/04/26 (Call 02/04/26)	130	136,152
3.22%, 11/28/23 (Call 09/28/23)	210	218,881
3.22%, 04/14/24 (Call 02/14/24)	120	125,244
3.59%, 04/14/27 (Call 01/14/27)	125	134,028
3.79%, 02/06/24 (Call 01/06/24)	250	266,795
3.80%, 09/21/25 (Call 07/21/25)	160	173,302

Security	Par (000)	Value

Oil & Gas (continued)
4.74%, 03/11/21	$12	$12,474
BP Capital Markets PLC
2.50%, 11/06/22	200	203,246
3.06%, 03/17/22	135	138,592
3.28%, 09/19/27 (Call 06/19/27)	700	739,060
3.51%, 03/17/25	110	117,409
3.54%, 11/04/24	80	85,238
3.56%, 11/01/21	375	387,150
3.72%, 11/28/28 (Call 08/28/28)	75	81,758
3.81%, 02/10/24	280	299,155
3.99%, 09/26/23	50	53,566
Burlington Resources LLC
5.95%, 10/15/36	35	47,274
7.20%, 08/15/31	30	42,480
Chevron Corp.
2.10%, 05/16/21 (Call 04/15/21)	215	216,011
2.36%, 12/05/22 (Call 09/05/22)	320	324,768
2.41%, 03/03/22 (Call 01/03/22)	110	111,438
2.42%, 11/17/20 (Call 10/17/20)	115	115,675
2.50%, 03/03/22 (Call 02/03/22)	293	297,565
2.90%, 03/03/24 (Call 01/03/24)	230	239,570
2.95%, 05/16/26 (Call 02/16/26)	605	636,835
3.19%, 06/24/23 (Call 03/24/23)	655	683,787
3.33%, 11/17/25 (Call 08/17/25)	165	177,528
Conoco Funding Co., 7.25%, 10/15/31	189	269,172
ConocoPhillips
5.90%, 10/15/32	100	132,048
5.90%, 05/15/38	90	122,469
6.50%, 02/01/39	425	621,860
ConocoPhillips Co.
4.30%, 11/15/44 (Call 05/15/44)	210	246,038
4.95%, 03/15/26 (Call 12/15/25)	430	495,063
5.95%, 03/15/46 (Call 09/15/45)	115	167,167
ConocoPhillips Holding Co., 6.95%, 04/15/29	210	285,890
EOG Resources Inc., 4.10%, 02/01/21	200	205,426
Exxon Mobil Corp.
1.90%, 08/16/22	100	100,588
2.02%, 08/16/24 (Call 07/16/24)	250	251,953
2.22%, 03/01/21 (Call 02/01/21)	520	523,406
2.28%, 08/16/26 (Call 06/16/26)	220	222,559
2.40%, 03/06/22 (Call 01/06/22)(a)	95	96,389
2.44%, 08/16/29 (Call 05/16/29)	250	252,273
2.71%, 03/06/25 (Call 12/06/24)(a)	365	378,965
2.73%, 03/01/23 (Call 01/01/23)	405	416,623
3.00%, 08/16/39 (Call 02/16/39)	100	101,593
3.04%, 03/01/26 (Call 12/01/25)	285	301,014
3.10%, 08/16/49 (Call 02/16/49)	200	203,640
3.18%, 03/15/24 (Call 12/15/23)	211	222,402
3.57%, 03/06/45 (Call 09/06/44)	190	207,512
4.11%, 03/01/46 (Call 09/01/45)	470	559,944
Shell International Finance BV
1.75%, 09/12/21	302	301,462
1.88%, 05/10/21	450	450,477
2.25%, 11/10/20	220	220,937
2.25%, 01/06/23	405	409,333
2.38%, 08/21/22	100	101,551
2.50%, 09/12/26	285	291,159
2.88%, 05/10/26	206	215,258
3.25%, 05/11/25	350	371,745
3.40%, 08/12/23	150	158,138

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
3.50%, 11/13/23 (Call 10/13/23)	$130	$137,601
3.63%, 08/21/42	20	21,587
3.75%, 09/12/46	340	378,971
3.88%, 11/13/28 (Call 08/23/28)	100	112,719
4.00%, 05/10/46	540	622,469
4.13%, 05/11/35	500	576,955
4.38%, 05/11/45	370	448,821
4.55%, 08/12/43	292	360,436
5.50%, 03/25/40	45	60,955
6.38%, 12/15/38	340	495,003
Total Capital Canada Ltd., 2.75%, 07/15/23	201	207,020
Total Capital International SA
2.22%, 07/12/21 (Call 06/12/21)	100	100,649
2.70%, 01/25/23	300	307,572
2.75%, 06/19/21(a)	75	76,115
2.83%, 01/10/30 (Call 10/10/29)	215	222,538
2.88%, 02/17/22	119	121,802
3.46%, 07/12/49 (Call 01/12/49)	205	217,245
3.70%, 01/15/24	408	436,523
3.75%, 04/10/24	345	370,803
Total Capital SA
3.88%, 10/11/28	485	544,868
4.25%, 12/15/21(a)	7	7,358

		21,637,141

Oil & Gas Services — 0.2%
Baker Hughes a GE Co. LLC
3.20%, 08/15/21 (Call 05/15/21)	230	234,857
5.13%, 09/15/40(a)	295	337,315
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.
3.34%, 12/15/27 (Call 09/15/27)	145	149,269
4.08%, 12/15/47 (Call 06/15/47)	210	210,577
Schlumberger Investment SA, 3.65%, 12/01/23 (Call 09/01/23)	120	126,911

		1,058,929

Pharmaceuticals — 6.0%
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)	75	77,895
3.40%, 05/15/24 (Call 02/15/24)(a)	150	156,137
3.45%, 12/15/27 (Call 09/15/27)	190	197,961
4.25%, 03/01/45 (Call 09/01/44)	35	35,789
4.30%, 12/15/47 (Call 06/15/47)	115	118,420
Bristol-Myers Squibb Co.
2.55%, 05/14/21(c)	150	151,743
2.60%, 05/16/22(c)	325	331,029
2.90%, 07/26/24 (Call 06/26/24)(c)	535	555,635
3.20%, 06/15/26 (Call 04/15/26)(c)	350	369,932
3.25%, 02/27/27	65	69,778
3.25%, 08/01/42	180	181,199
3.40%, 07/26/29 (Call 04/26/29)(c)	580	624,179
4.13%, 06/15/39 (Call 12/15/38)(c)	325	371,410
4.25%, 10/26/49 (Call 04/26/49)(c)	565	660,954
4.50%, 03/01/44 (Call 09/01/43)(a)	84	101,408
Eli Lilly & Co.
2.75%, 06/01/25 (Call 03/01/25)	370	384,241
3.10%, 05/15/27 (Call 02/15/27)	75	79,610
3.38%, 03/15/29 (Call 12/15/28)	150	162,983
3.70%, 03/01/45 (Call 09/01/44)	202	226,668
3.88%, 03/15/39 (Call 09/15/38)(a)	215	248,955
3.95%, 05/15/47 (Call 11/15/46)	30	34,963

Security	Par (000)	Value

Pharmaceuticals (continued)
3.95%, 03/15/49 (Call 09/15/48)	$235	$275,328
4.15%, 03/15/59 (Call 09/15/58)	275	327,404
5.55%, 03/15/37(a)	118	158,448
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	175	180,208
3.38%, 05/15/23	125	131,078
3.63%, 05/15/25	210	226,590
3.88%, 05/15/28	260	289,996
4.20%, 03/18/43	115	135,695
5.38%, 04/15/34	350	456,330
6.38%, 05/15/38	390	568,706
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	355	363,200
2.88%, 06/01/22 (Call 05/01/22)	200	204,734
3.13%, 05/14/21	50	51,012
3.38%, 06/01/29 (Call 03/01/29)	200	215,948
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)	100	99,988
2.05%, 03/01/23 (Call 01/01/23)	137	138,001
2.25%, 03/03/22 (Call 02/03/22)(a)	110	111,221
2.45%, 03/01/26 (Call 12/01/25)	375	384,506
2.63%, 01/15/25 (Call 11/15/24)	115	118,738
2.90%, 01/15/28 (Call 10/15/27)	300	316,080
2.95%, 03/03/27 (Call 12/03/26)	235	247,927
3.38%, 12/05/23	145	153,768
3.40%, 01/15/38 (Call 07/15/37)	325	351,117
3.50%, 01/15/48 (Call 07/15/47)	55	60,694
3.55%, 03/01/36 (Call 09/01/35)	125	137,586
3.63%, 03/03/37 (Call 09/03/36)	180	200,407
3.70%, 03/01/46 (Call 09/01/45)	355	402,588
3.75%, 03/03/47 (Call 09/03/46)	175	199,717
4.38%, 12/05/33 (Call 06/05/33)	272	327,852
4.50%, 09/01/40	210	257,309
4.50%, 12/05/43 (Call 06/05/43)	50	62,240
4.95%, 05/15/33	60	75,751
5.95%, 08/15/37	132	187,381
Mead Johnson Nutrition Co.
3.00%, 11/15/20	25	25,247
4.13%, 11/15/25 (Call 08/15/25)	450	493,704
Merck & Co. Inc.
2.35%, 02/10/22	75	76,201
2.40%, 09/15/22 (Call 03/15/22)	231	235,638
2.75%, 02/10/25 (Call 11/10/24)	490	508,752
2.80%, 05/18/23	410	424,297
2.90%, 03/07/24 (Call 02/07/24)	100	104,229
3.40%, 03/07/29 (Call 12/07/28)	200	218,142
3.60%, 09/15/42 (Call 03/15/42)	150	165,854
3.70%, 02/10/45 (Call 08/10/44)	460	514,823
3.88%, 01/15/21 (Call 10/15/20)(a)	250	255,190
3.90%, 03/07/39 (Call 09/07/38)	200	231,664
4.00%, 03/07/49 (Call 09/07/48)(a)	375	447,919
4.15%, 05/18/43	10	12,001
6.50%, 12/01/33	100	145,479
Novartis Capital Corp.
2.40%, 05/17/22 (Call 04/17/22)	145	147,279
2.40%, 09/21/22	264	268,789
3.00%, 11/20/25 (Call 08/20/25)	195	206,123
3.10%, 05/17/27 (Call 02/17/27)	150	159,978
3.40%, 05/06/24	532	566,165
3.70%, 09/21/42	73	81,969

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.00%, 11/20/45 (Call 05/20/45)	$400	$473,772
4.40%, 05/06/44	315	392,062
Pfizer Inc.
1.95%, 06/03/21	100	100,245
2.20%, 12/15/21	50	50,458
2.75%, 06/03/26	145	150,478
2.80%, 03/11/22	100	102,221
2.95%, 03/15/24 (Call 02/15/24)	100	104,273
3.00%, 09/15/21	100	102,234
3.00%, 06/15/23	227	235,987
3.00%, 12/15/26(a)	235	249,095
3.20%, 09/15/23 (Call 08/15/23)	450	471,658
3.40%, 05/15/24	285	303,385
3.45%, 03/15/29 (Call 12/15/28)	50	54,448
3.60%, 09/15/28 (Call 06/15/28)	385	424,054
3.90%, 03/15/39 (Call 09/15/38)(a)	175	199,276
4.00%, 12/15/36	370	423,865
4.00%, 03/15/49 (Call 09/15/48)	75	87,683
4.13%, 12/15/46	225	267,442
4.20%, 09/15/48 (Call 03/15/48)	300	361,203
4.30%, 06/15/43	5	5,955
4.40%, 05/15/44	460	558,251
7.20%, 03/15/39	357	565,160
Pharmacia LLC, 6.60%, 12/01/28	250	331,437
Sanofi
3.38%, 06/19/23 (Call 05/19/23)	290	305,123
3.63%, 06/19/28 (Call 03/19/28)	220	245,498
4.00%, 03/29/21	300	309,417
Wyeth LLC
5.95%, 04/01/37	235	322,819
6.00%, 02/15/36	124	169,694
6.50%, 02/01/34	75	106,559

		25,321,632

Real Estate Investment Trusts — 1.2%
AvalonBay Communities Inc., 3.45%, 06/01/25 (Call 03/03/25)	160	169,845
ERP Operating LP
2.85%, 11/01/26 (Call 08/01/26)	135	139,046
3.00%, 04/15/23 (Call 01/15/23)	25	25,833
3.50%, 03/01/28 (Call 12/01/27)	405	434,743
4.50%, 07/01/44 (Call 01/01/44)	129	154,794
4.63%, 12/15/21 (Call 09/15/21)	242	253,812
Federal Realty Investment Trust, 4.50%, 12/01/44 (Call 06/01/44)(a)	115	136,491
Prologis LP
3.75%, 11/01/25 (Call 08/01/25)	230	251,068
4.25%, 08/15/23 (Call 05/15/23)	210	226,470
Public Storage
2.37%, 09/15/22 (Call 08/15/22)	75	75,937
3.09%, 09/15/27 (Call 06/15/27)	140	147,706
Realty Income Corp.
3.00%, 01/15/27 (Call 10/15/26)	290	298,755
3.25%, 10/15/22 (Call 07/15/22)	355	367,414
3.65%, 01/15/28 (Call 10/15/27)	185	199,528
Simon Property Group LP
2.35%, 01/30/22 (Call 10/30/21)	50	50,464
2.50%, 07/15/21 (Call 04/15/21)	75	75,663
2.63%, 06/15/22 (Call 03/15/22)	50	50,938
2.75%, 02/01/23 (Call 12/01/22)	325	332,524
2.75%, 06/01/23 (Call 03/01/23)	50	51,247

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.25%, 11/30/26 (Call 08/30/26)	$111	$117,038
3.25%, 09/13/49 (Call 03/13/49)	200	198,174
3.30%, 01/15/26 (Call 10/15/25)	200	211,350
3.38%, 10/01/24 (Call 07/01/24)	275	290,254
3.38%, 06/15/27 (Call 03/15/27)	165	175,334
3.38%, 12/01/27 (Call 09/01/27)	50	53,509
3.50%, 09/01/25 (Call 06/01/25)	50	53,328
3.75%, 02/01/24 (Call 11/01/23)	100	106,474
4.25%, 11/30/46 (Call 05/30/46)	25	29,194
4.75%, 03/15/42 (Call 09/15/41)	89	108,638
6.75%, 02/01/40 (Call 11/01/39)	210	310,800

		5,096,371

Retail — 3.5%
Costco Wholesale Corp.
2.15%, 05/18/21 (Call 04/18/21)	101	101,596
2.30%, 05/18/22 (Call 04/18/22)	207	209,952
2.75%, 05/18/24 (Call 03/18/24)	355	368,426
3.00%, 05/18/27 (Call 02/18/27)(a)	205	217,987
Home Depot Inc. (The)
2.00%, 04/01/21 (Call 03/01/21)	25	25,092
2.13%, 09/15/26 (Call 06/15/26)(a)	200	200,206
2.63%, 06/01/22 (Call 05/01/22)	360	367,855
2.70%, 04/01/23 (Call 01/01/23)	225	231,552
2.80%, 09/14/27 (Call 06/14/27)	175	183,309
3.35%, 09/15/25 (Call 06/15/25)(a)	375	401,805
3.50%, 09/15/56 (Call 03/15/56)	140	149,467
3.75%, 02/15/24 (Call 11/15/23)	115	123,715
3.90%, 06/15/47 (Call 12/15/46)	165	189,686
4.20%, 04/01/43 (Call 10/01/42)	94	110,073
4.25%, 04/01/46 (Call 10/01/45)	215	257,278
4.40%, 04/01/21 (Call 01/01/21)	100	103,031
4.40%, 03/15/45 (Call 09/15/44)	255	307,915
4.50%, 12/06/48 (Call 06/06/48)	400	501,160
4.88%, 02/15/44 (Call 08/15/43)	152	195,317
5.40%, 09/15/40 (Call 03/15/40)	275	369,699
5.88%, 12/16/36	680	945,370
5.95%, 04/01/41 (Call 10/01/40)(a)	35	49,955
Target Corp.
2.50%, 04/15/26	145	148,792
2.90%, 01/15/22	315	323,045
3.38%, 04/15/29 (Call 01/15/29)	200	217,666
3.50%, 07/01/24	84	90,083
3.63%, 04/15/46(a)	270	295,542
3.90%, 11/15/47 (Call 05/15/47)	165	188,780
4.00%, 07/01/42	405	464,235
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)	410	411,287
Walmart Inc.
1.90%, 12/15/20	150	150,360
2.35%, 12/15/22 (Call 11/15/22)	150	152,506
2.38%, 09/24/29 (Call 06/24/29)	300	302,688
2.55%, 04/11/23 (Call 01/11/23)(a)	484	495,180
2.65%, 12/15/24 (Call 10/15/24)	325	336,170
2.95%, 09/24/49 (Call 03/24/49)	375	374,509
3.13%, 06/23/21	174	177,997
3.30%, 04/22/24 (Call 01/22/24)	705	745,545
3.40%, 06/26/23 (Call 05/26/23)	725	764,135
3.55%, 06/26/25 (Call 04/26/25)	290	314,499
3.63%, 12/15/47 (Call 06/15/47)	190	212,827
3.70%, 06/26/28 (Call 03/26/28)	275	305,792
3.95%, 06/28/38 (Call 12/28/37)	405	473,368

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
4.00%, 04/11/43 (Call 10/11/42)	$105	$122,112
4.05%, 06/29/48 (Call 12/29/47)	680	816,156
4.30%, 04/22/44 (Call 10/22/43)	75	91,159
5.25%, 09/01/35	500	659,385
5.63%, 04/01/40	190	267,668
5.63%, 04/15/41	100	142,120
6.20%, 04/15/38	55	81,555
7.55%, 02/15/30	50	73,381

		14,808,988

Semiconductors — 2.1%
Applied Materials Inc.
3.30%, 04/01/27 (Call 01/01/27)	175	186,904
3.90%, 10/01/25 (Call 07/01/25)	105	114,904
4.30%, 06/15/21(a)	190	197,319
4.35%, 04/01/47 (Call 10/01/46)(a)	185	224,492
5.85%, 06/15/41	174	237,202
Intel Corp.
1.70%, 05/19/21 (Call 04/19/21)	195	194,906
2.60%, 05/19/26 (Call 02/19/26)(a)	115	118,419
2.70%, 06/17/24 (Call 04/17/24)	175	180,628
2.88%, 05/11/24 (Call 03/11/24)	315	327,802
3.10%, 07/29/22	26	26,917
3.15%, 05/11/27 (Call 02/11/27)	250	266,825
3.30%, 10/01/21	600	617,370
3.70%, 07/29/25 (Call 04/29/25)	573	623,619
3.73%, 12/08/47 (Call 06/08/47)	517	580,751
4.00%, 12/15/32	140	162,536
4.10%, 05/19/46 (Call 11/19/45)(a)	160	187,472
4.10%, 05/11/47 (Call 11/11/46)	185	216,326
4.25%, 12/15/42	100	118,878
4.80%, 10/01/41	50	63,008
4.90%, 07/29/45 (Call 01/29/45)	35	45,224
NVIDIA Corp., 3.20%, 09/16/26 (Call 06/16/26)	165	173,928
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)	315	320,642
2.90%, 05/20/24 (Call 03/20/24)	480	495,739
3.00%, 05/20/22	203	208,570
3.25%, 05/20/27 (Call 02/20/27)	350	368,200
3.45%, 05/20/25 (Call 02/20/25)	450	477,220
4.30%, 05/20/47 (Call 11/20/46)	105	118,084
4.65%, 05/20/35 (Call 11/20/34)	160	189,069
4.80%, 05/20/45 (Call 11/20/44)(a)	388	463,353
Texas Instruments Inc.
1.85%, 05/15/22 (Call 04/15/22)	225	225,342
2.90%, 11/03/27 (Call 08/03/27)	295	311,378
4.15%, 05/15/48 (Call 11/15/47)(a)	365	441,986
Xilinx Inc., 2.95%, 06/01/24 (Call 04/01/24)	220	227,423

		8,712,436

Software — 5.2%
Adobe Inc., 3.25%, 02/01/25 (Call 11/01/24)	377	398,587
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	950	948,708
2.00%, 11/03/20 (Call 10/03/20)	450	451,057
2.00%, 08/08/23 (Call 06/08/23)	370	373,637
2.38%, 02/12/22 (Call 01/12/22)	175	177,594
2.38%, 05/01/23 (Call 02/01/23)	225	229,689
2.40%, 02/06/22 (Call 01/06/22)	175	177,646
2.40%, 08/08/26 (Call 05/08/26)(a)	850	871,488
2.65%, 11/03/22 (Call 09/03/22)	271	278,271

Security	Par (000)	Value

Software (continued)
2.70%, 02/12/25 (Call 11/12/24)	$179	$186,412
2.88%, 02/06/24 (Call 12/06/23)	590	615,523
3.13%, 11/03/25 (Call 08/03/25)	155	165,405
3.30%, 02/06/27 (Call 11/06/26)	480	519,605
3.45%, 08/08/36 (Call 02/08/36)	375	411,349
3.50%, 02/12/35 (Call 08/12/34)	100	110,155
3.50%, 11/15/42	190	209,367
3.63%, 12/15/23 (Call 09/15/23)	350	374,874
3.70%, 08/08/46 (Call 02/08/46)	790	903,610
3.75%, 05/01/43 (Call 11/01/42)	102	116,017
3.75%, 02/12/45 (Call 08/12/44)(a)	209	239,215
3.95%, 08/08/56 (Call 02/08/56)	375	442,995
4.00%, 02/08/21	100	103,008
4.00%, 02/12/55 (Call 08/12/54)	500	598,310
4.10%, 02/06/37 (Call 08/06/36)(a)	295	349,640
4.20%, 11/03/35 (Call 05/03/35)	392	466,213
4.25%, 02/06/47 (Call 08/06/46)	322	399,805
4.45%, 11/03/45 (Call 05/03/45)	375	477,367
4.50%, 10/01/40	165	206,654
4.50%, 02/06/57 (Call 08/06/56)(a)	305	396,454
4.75%, 11/03/55 (Call 05/03/55)	50	67,203
4.88%, 12/15/43 (Call 06/15/43)	250	328,515
5.20%, 06/01/39	335	452,210
5.30%, 02/08/41	212	291,129
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	825	826,914
2.40%, 09/15/23 (Call 07/15/23)	100	101,498
2.50%, 05/15/22 (Call 03/15/22)	285	289,437
2.50%, 10/15/22	530	539,985
2.63%, 02/15/23 (Call 01/15/23)	150	153,318
2.65%, 07/15/26 (Call 04/15/26)(a)	776	796,184
2.80%, 07/08/21	80	81,380
2.95%, 11/15/24 (Call 09/15/24)	125	130,180
2.95%, 05/15/25 (Call 02/15/25)	272	283,359
3.25%, 11/15/27 (Call 08/15/27)	302	321,715
3.25%, 05/15/30 (Call 02/15/30)	300	319,758
3.40%, 07/08/24 (Call 04/08/24)	345	365,514
3.63%, 07/15/23	172	182,224
3.80%, 11/15/37 (Call 05/15/37)(a)	225	247,307
3.85%, 07/15/36 (Call 01/15/36)	395	435,855
3.90%, 05/15/35 (Call 11/15/34)	314	350,725
4.00%, 07/15/46 (Call 01/15/46)	385	428,952
4.00%, 11/15/47 (Call 05/15/47)	250	280,257
4.13%, 05/15/45 (Call 11/15/44)	175	197,629
4.30%, 07/08/34 (Call 01/08/34)	922	1,081,349
4.38%, 05/15/55 (Call 11/15/54)	282	334,427
4.50%, 07/08/44 (Call 01/08/44)	125	148,641
5.38%, 07/15/40	410	532,643
6.13%, 07/08/39	310	437,401
6.50%, 04/15/38	140	202,383
salesforce.com Inc., 3.70%, 04/11/28 (Call 01/11/28)	385	425,433

		21,832,180

Telecommunications — 1.0%
America Movil SAB de CV
3.13%, 07/16/22	250	257,027
4.38%, 07/16/42(a)	244	276,894
4.38%, 04/22/49 (Call 10/22/48)	325	375,482
6.13%, 03/30/40	265	359,382
6.38%, 03/01/35	25	33,841

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	$390	$390,604
2.20%, 02/28/21	425	427,503
2.20%, 09/20/23 (Call 07/20/23)	185	187,572
2.50%, 09/20/26 (Call 06/20/26)(a)	345	355,305
2.60%, 02/28/23	100	102,499
2.90%, 03/04/21(a)	50	50,755
2.95%, 02/28/26	189	199,508
3.00%, 06/15/22	90	92,858
3.50%, 06/15/25	150	162,236
3.63%, 03/04/24	124	133,171
5.50%, 01/15/40	208	286,799
5.90%, 02/15/39	435	614,350

		4,305,786

Transportation — 1.5%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	100	103,152
3.00%, 04/01/25 (Call 01/01/25)	125	131,015
3.05%, 09/01/22 (Call 06/01/22)	75	77,251
3.25%, 06/15/27 (Call 03/15/27)	175	188,643
3.40%, 09/01/24 (Call 06/01/24)	95	101,189
3.75%, 04/01/24 (Call 01/01/24)	50	53,479
3.85%, 09/01/23 (Call 06/01/23)	108	115,111
3.90%, 08/01/46 (Call 02/01/46)	100	111,485
4.05%, 06/15/48 (Call 12/15/47)	200	228,300
4.13%, 06/15/47 (Call 12/15/46)	130	151,119
4.15%, 04/01/45 (Call 10/01/44)	220	253,937
4.15%, 12/15/48 (Call 06/15/48)(a)	215	250,694
4.38%, 09/01/42 (Call 03/01/42)	75	87,474
4.40%, 03/15/42 (Call 09/15/41)	114	133,814
4.45%, 03/15/43 (Call 09/15/42)	120	141,770
4.55%, 09/01/44 (Call 03/01/44)	285	342,296
4.70%, 09/01/45 (Call 03/01/45)	135	166,466
4.90%, 04/01/44 (Call 10/01/43)	160	201,051
5.05%, 03/01/41 (Call 09/01/40)	45	56,424
5.15%, 09/01/43 (Call 03/01/43)	110	141,301
5.40%, 06/01/41 (Call 12/01/40)	45	58,421
5.75%, 05/01/40 (Call 11/01/39)	45	61,042
6.15%, 05/01/37	220	307,745
Canadian National Railway Co.
2.75%, 03/01/26 (Call 12/01/25)(a)	60	61,938
3.20%, 08/02/46 (Call 02/02/46)	160	166,424
4.45%, 01/20/49 (Call 07/20/48)	165	208,799

Security	Par/ Shares (000)	Value

Transportation (continued)
6.25%, 08/01/34	$65	$91,335
United Parcel Service Inc.
2.40%, 11/15/26 (Call 08/15/26)	110	111,035
2.45%, 10/01/22	107	108,805
2.50%, 04/01/23 (Call 03/01/23)	240	244,512
2.80%, 11/15/24 (Call 09/15/24)	273	282,989
3.05%, 11/15/27 (Call 08/15/27)	205	215,572
3.13%, 01/15/21	62	62,977
3.40%, 11/15/46 (Call 05/15/46)	145	147,894
3.75%, 11/15/47 (Call 05/15/47)	375	403,267
4.88%, 11/15/40 (Call 05/15/40)	75	91,554
6.20%, 01/15/38	317	447,804

		6,108,084

Total Corporate Bonds & Notes — 98.9% (Cost: $391,611,939)		415,140,802

Short-Term Investments

Money Market Funds — 6.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(d)(e)(f)	25,602	25,614,542
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(d)(e)	1,677	1,677,000

		27,291,542

Total Short-Term Investments — 6.5% (Cost: $27,282,208)		27,291,542

Total Investments in Securities — 105.4% (Cost: $418,894,147)		442,432,344

Other Assets, Less Liabilities — (5.4)%		(22,822,389)

Net Assets — 100.0%		$419,609,955

(a)	All or a portion of this security is on loan.
(b)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/18 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)		Par/Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	13,181	12,421	(b)	—		25,602	$25,614,542	$68,709	(c)	$716		$7,280
BlackRock Cash Funds: Treasury, SL Agency Shares	1,950	—		(273	)(b)	1,677	1,677,000	62,943		—		—
PNC Bank N.A.
2.00%, 05/19/20(d)	250	—		(250)		—	N/A	4,445		1,317		903
2.15%, 04/29/21(d)	250	—		—		250	N/A	5,074		—		8,416
2.60%, 07/21/20(d)	250	500		(750)		—	N/A	13,782		4,973		3,333
4.20%, 11/01/25(d)	250	—		—		250	N/A	8,901		—		10,960

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Aaa - A Rated Corporate Bond ETF

Affiliates (continued)

Affiliated Issuer	Par/Shares Held at 10/31/18 (000)	Par/Shares Purchased (000)	Par/Shares Sold (000)	Par/Shares Held at 10/31/19 (000)		Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

PNC Financial Services Group Inc. (The)
3.15%, 05/19/27(d)	65	75	—	140	$	N/A	$3,649	$—	$1,916
3.30%, 03/08/22(d)	140	25	—	165		N/A	4,185	—	3,483
3.90%, 04/29/24(d)	225	625	(100)	750		N/A	20,774	(4,735)	11,457
5.13%, 02/08/20(d)	67	—	(67)	—		N/A	497	(530)	1,042

						$27,291,542	$192,959	$1,741	$48,790

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$415,140,802	$—	$415,140,802
Money Market Funds	27,291,542	—	—	27,291,542

	$27,291,542	$415,140,802	$—	$442,432,344

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments October 31, 2019	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Convertible Bonds

Aerospace & Defense — 0.4%
Aerojet Rocketdyne Holdings Inc., 2.25%, 12/15/23	$850	$1,480,675

Airlines — 0.3%
GOL Equity Finance SA, 3.75%, 07/15/24(a)	1,050	1,206,083

Auto Manufacturers — 3.6%
NIO Inc., 4.50%, 02/01/24(a)	2,600	724,542
Tesla Inc.
1.25%, 03/01/21	3,625	3,937,982
2.00%, 05/15/24	5,465	6,690,253
2.38%, 03/15/22	2,625	3,079,440

		14,432,217

Auto Parts & Equipment — 0.2%
Meritor Inc., 3.25%, 10/15/37 (Call 10/15/25)	925	954,415

Banks — 0.4%
Bank of America Finance LLC, 0.25%, 05/01/23	860	865,194
Deutsche Bank AG/London, 1.00%, 05/01/23	600	596,022

		1,461,216

Biotechnology — 5.7%
Acorda Therapeutics Inc., 1.75%, 06/15/21	730	508,795
AMAG Pharmaceuticals Inc., 3.25%, 06/01/22	675	519,358
BioMarin Pharmaceutical Inc.
0.60%, 08/01/24	1,025	1,026,097
1.50%, 10/15/20	1,340	1,403,007
Emergent BioSolutions Inc., 2.88%, 01/15/21	420	395,325
Exact Sciences Corp.
0.38%, 03/15/27	1,800	1,929,834
1.00%, 01/15/25	1,275	1,773,933
Illumina Inc.
0.00%, 08/15/23(b)	2,385	2,569,480
0.50%, 06/15/21	1,325	1,721,904
Insmed Inc., 1.75%, 01/15/25	1,265	1,082,423
Intercept Pharmaceuticals Inc., 3.25%, 07/01/23	1,570	1,373,420
Ionis Pharmaceuticals Inc., 1.00%, 11/15/21	2,000	2,206,260
Ligand Pharmaceuticals Inc., 0.75%, 05/15/23	1,850	1,604,024
Medicines Co. (The)
2.50%, 01/15/22	815	1,314,236
2.75%, 07/15/23	1,340	1,669,050
Novavax Inc., 3.75%, 02/01/23	650	264,303
PTC Therapeutics Inc., 1.50%, 09/15/26(a)	500	520,805
Radius Health Inc., 3.00%, 09/01/24	675	638,307
Retrophin Inc., 2.50%, 09/15/25	675	504,968

		23,025,529

Building Materials — 0.2%
Cemex SAB de CV, 3.72%, 03/15/20	695	693,735

Commercial Services — 2.8%
Cardtronics Inc., 1.00%, 12/01/20	700	697,676
Chegg Inc.
0.13%, 03/15/25(a)	2,425	2,266,163
0.25%, 05/15/23	1,060	1,388,059
Euronet Worldwide Inc., 0.75%, 03/15/49 (Call 03/21/26)(a)	1,730	1,967,114
FTI Consulting Inc., 2.00%, 08/15/23	975	1,214,996
Macquarie Infrastructure Corp., 2.00%, 10/01/23	1,005	945,996
Square Inc., 0.50%, 05/15/23	2,500	2,766,700

		11,246,704

Computers — 2.2%
Insight Enterprises Inc., 0.75%, 02/15/25(a)	800	870,416

Security	Par (000)	Value

Computers (continued)
Lumentum Holdings Inc., 0.25%, 03/15/24	$1,495	$1,882,041
Nutanix Inc., 0.00% 01/15/23(b)	1,559	1,494,317
Pure Storage Inc., 0.13%, 04/15/23	1,500	1,571,880
Western Digital Corp., 1.50%, 02/01/24	3,257	3,098,677

		8,917,331

Diversified Financial Services — 1.5%
JPMorgan Chase Financial Co. LLC, 0.25%, 05/01/23(a)	1,975	2,010,846
LendingTree Inc., 0.63%, 06/01/22	825	1,489,868
PRA Group Inc.
3.00%, 08/01/20	700	696,542
3.50%, 06/01/23	875	887,294
Qudian Inc., 1.00%, 07/01/26(a)	1,200	1,133,580

		6,218,130

Electric — 0.5%
NRG Energy Inc., 2.75%, 06/01/48 (Call 06/01/25)	1,682	1,912,518

Electronics — 1.9%
Fortive Corp., 0.88%, 02/15/22(a)	4,050	3,992,854
II VI Inc., 0.25%, 09/01/22	999	1,006,932
OSI Systems Inc., 1.25%, 09/01/22	825	910,280
Vishay Intertechnology Inc., 2.25%, 06/15/25	1,998	1,967,471

		7,877,537

Energy – Alternate Sources — 0.9%
NextEra Energy Partners LP, 1.50%, 09/15/20(a)	625	654,044
SunPower Corp.
0.88%, 06/01/21	890	808,316
4.00%, 01/15/23	1,075	917,254
Tesla Energy Operations Inc./DE, 1.63%, 11/01/19	1,365	1,362,461

		3,742,075

Engineering & Construction — 0.6%
Dycom Industries Inc., 0.75%, 09/15/21	1,290	1,218,753
KBR Inc., 2.50%, 11/01/23(a)	1,075	1,345,836

		2,564,589

Entertainment — 0.5%
Live Nation Entertainment Inc., 2.50%, 03/15/23	1,550	1,890,380

Health Care – Products — 3.1%
CONMED Corp., 2.63%, 02/01/24(a)	1,175	1,608,270
Insulet Corp.
0.38%, 09/01/26(a)	800	764,920
1.38%, 11/15/24	1,903	3,154,774
NuVasive Inc., 2.25%, 03/15/21	2,090	2,617,725
Repligen Corp., 0.38%, 07/15/24	1,025	1,029,479
Wright Medical Group Inc., 1.63%, 06/15/23	1,900	1,823,886
Wright Medical Group NV, 2.25%, 11/15/21	1,375	1,621,813

		12,620,867

Health Care – Services — 1.5%
Anthem Inc., 2.75%, 10/15/42	700	2,644,369
Invitae Corp., 2.00%, 09/01/24(a)	900	818,154
Teladoc Health Inc.
1.38%, 05/15/25	710	1,151,712
3.00%, 12/15/22	750	1,406,850

		6,021,085

Holding Companies – Diversified — 0.8%
Ares Capital Corp.
3.75%, 02/01/22	1,040	1,075,006
4.63%, 03/01/24	1,200	1,268,628
Prospect Capital Corp., 4.95%, 07/15/22 (Call 04/15/22)	750	770,535

		3,114,169

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance — 1.0%
AXA SA, 7.25%, 05/15/21(a)	$2,425	$2,529,615
MGIC Investment Corp., 9.00%, 04/01/63(a)	1,000	1,354,840

		3,884,455

Internet — 19.3%
8x8 Inc., 0.50%, 02/01/24(a)	875	891,100
Baozun Inc., 1.63%, 05/01/24(a)	825	874,484
Booking Holdings Inc.
0.35%, 06/15/20	2,300	3,582,618
0.90%, 09/15/21	3,505	4,119,532
Ctrip.com International Ltd.
1.00%, 07/01/20	1,775	1,738,612
1.99%, 07/01/25	1,550	1,622,122
Etsy Inc.
0.00%, 03/01/23(b)	1,000	1,416,330
0.13%, 10/01/26(a)	1,700	1,551,522
FireEye Inc.
0.88%, 06/01/24	1,546	1,529,272
Series B, 1.63%, 06/01/35 (Call 06/01/22)	1,150	1,107,255
IAC Financeco 2 Inc., 0.88%, 06/15/26(a)	1,600	1,719,744
IAC Financeco 3 Inc., 2.00%, 01/15/30(a)	1,750	1,951,635
IAC FinanceCo Inc., 0.88%, 10/01/22(a)	1,350	2,147,094
iQIYI Inc.
2.00%, 04/01/25(a)	3,295	2,983,524
3.75%, 12/01/23(a)	2,100	2,143,176
MercadoLibre Inc., 2.00%, 08/15/28	2,550	3,621,663
Okta Inc., 0.13%, 09/01/25(a)	2,700	2,559,060
Palo Alto Networks Inc., 0.75%, 07/01/23	4,570	5,019,779
Pinduoduo Inc., 0.00% 10/01/24(a)(b)	2,800	3,254,804
Proofpoint Inc., 0.25%, 08/15/24(a)	2,514	2,602,618
Q2 Holdings Inc., 0.75%, 06/01/26(a)	700	742,679
RingCentral Inc., 0.00% 03/15/23(b)	1,375	2,775,011
Snap Inc., 0.75%, 08/01/26(a)	3,500	3,545,955
Twitter Inc.
0.25%, 06/15/24	3,255	3,106,930
1.00%, 09/15/21	2,685	2,594,542
Wayfair Inc.
0.38%, 09/01/22	1,350	1,434,402
1.00%, 08/15/26(a)	2,500	2,208,550
1.13%, 11/01/24(a)	1,525	1,561,127
Weibo Corp., 1.25%, 11/15/22	2,500	2,346,250
Wix.com Ltd., 0.00% 07/01/23(b)	1,054	1,202,329
YY Inc.
0.75%, 06/15/25(a)	1,430	1,319,218
1.38%, 06/15/26(a)	1,525	1,406,401
Zendesk Inc., 0.25%, 03/15/23	1,543	2,005,530
Zillow Group Inc.
0.75%, 09/01/24(a)	1,700	1,702,737
1.38%, 09/01/26(a)	1,200	1,187,760
1.50%, 07/01/23	975	867,984
2.00%, 12/01/21	1,640	1,665,797

		78,109,146

Iron & Steel — 0.8%
Allegheny Technologies Inc., 4.75%, 07/01/22	750	1,207,703
Cleveland-Cliffs Inc., 1.50%, 01/15/25	900	986,148
United States Steel Corp., 5.00%, 11/01/26(a)	1,000	1,077,730

		3,271,581

Lodging — 1.8%
Caesars Entertainment Corp., 5.00%, 10/01/24	3,200	5,685,120

Security	Par (000)	Value

Lodging (continued)
Huazhu Group Ltd., 0.38%, 11/01/22	$1,315	$1,438,097

		7,123,217

Machinery — 0.2%
Chart Industries Inc., 1.00%, 11/15/24(a)	800	963,120

Media — 5.1%
DISH Network Corp.
2.38%, 03/15/24	2,505	2,249,365
3.38%, 08/15/26	8,690	8,099,775
Liberty Interactive LLC
1.75%, 09/30/46 (Call 10/05/23)(a)	800	1,138,736
3.50%, 01/15/31 (Call 12/16/19)	350	310,345
Liberty Latin America Ltd., 2.00%, 07/15/24(a)	1,400	1,457,204
Liberty Media Corp.
1.38%, 10/15/23	2,275	2,852,804
2.13%, 03/31/48 (Call 04/07/23)(a)	950	979,593
2.25%, 12/01/48 (Call 12/02/21)(a)	1,350	1,601,127
Liberty Media Corp-Liberty Formula One, 1.00%, 01/30/23	1,675	2,120,935

		20,809,884

Oil & Gas — 1.9%
Chesapeake Energy Corp., 5.50%, 09/15/26	3,365	1,873,228
Ensco Jersey Finance Ltd., 3.00%, 01/31/24	2,665	1,704,108
Nabors Industries Inc., 0.75%, 01/15/24	1,700	1,086,878
Oasis Petroleum Inc., 2.63%, 09/15/23	880	607,614
Transocean Inc., 0.50%, 01/30/23	2,125	1,742,011
Whiting Petroleum Corp., 1.25%, 04/01/20	779	765,243

		7,779,082

Pharmaceuticals — 5.6%
Aerie Pharmaceuticals Inc., 1.50%, 10/01/24(a)	850	947,147
Aphria Inc., 5.25%, 06/01/24(a)	800	520,520
Aurora Cannabis Inc., 5.50%, 02/28/24(a)	800	586,928
Clovis Oncology Inc.
1.25%, 05/01/25	700	242,459
4.50%, 08/01/24(a)	700	438,634
Dermira Inc., 3.00%, 05/15/22	550	454,839
DexCom Inc.
0.75%, 05/15/22	1,165	1,902,212
0.75%, 12/01/23(a)	2,375	2,841,830
Herbalife Nutrition Ltd., 2.63%, 03/15/24	1,850	1,867,926
Horizon Pharma Investment Ltd., 2.50%, 03/15/22	1,225	1,468,947
Jazz Investments I Ltd.
1.50%, 08/15/24	2,175	2,088,217
1.88%, 08/15/21	1,150	1,148,298
Neurocrine Biosciences Inc., 2.25%, 05/15/24	1,500	2,188,890
Pacira BioSciences Inc., 2.38%, 04/01/22	800	801,800
Sarepta Therapeutics Inc., 1.50%, 11/15/24	1,450	2,047,849
Supernus Pharmaceuticals Inc., 0.63%, 04/01/23	950	876,907
Teva Pharmaceutical Finance Co. LLC, Series C, 0.25%, 02/01/26 (Call 11/20/19)	1,735	1,619,623
Tilray Inc., 5.00%, 10/01/23	1,100	608,553

		22,651,579

Pipelines — 0.3%
Cheniere Energy Inc., 4.25%, 03/15/45 (Call 03/15/20)	1,600	1,248,736

Real Estate Investment Trusts — 2.9%
Apollo Commercial Real Estate Finance Inc., 4.75%, 08/23/22	925	931,790
Blackstone Mortgage Trust Inc., 4.38%, 05/05/22	1,375	1,453,017
Colony Capital Inc., 3.88%, 01/15/21	890	879,124
Extra Space Storage LP, 3.13%, 10/01/35 (Call 09/05/20)(a)	1,700	2,091,544
IH Merger Sub LLC, 3.50%, 01/15/22	825	1,134,565

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2019	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
iStar Inc., 3.13%, 09/15/22	$965	$1,026,615
Spirit Realty Capital Inc., 3.75%, 05/15/21	850	876,996
Starwood Property Trust Inc., 4.38%, 04/01/23 (Call 01/01/23)	575	596,902
Two Harbors Investment Corp., 6.25%, 01/15/22	660	679,166
Uniti Fiber Holdings Inc., 4.00%, 06/15/24(a)	1,229	1,022,393
VEREIT Inc., 3.75%, 12/15/20	1,000	1,013,690

		11,705,802

Retail — 1.0%
Guess? Inc., 2.00%, 04/15/24(a)	750	716,752
RH
0.00%, 07/15/20(b)	700	1,096,655
0.00%, 06/15/23(b)	1,019	1,150,767
0.00%, 09/15/24(a)(b)	1,000	1,045,740

		4,009,914

Semiconductors — 12.5%
Advanced Micro Devices Inc., 2.13%, 09/01/26	1,900	8,244,461
Cree Inc., 0.88%, 09/01/23	1,650	1,786,125
Cypress Semiconductor Corp., 4.50%, 01/15/22	675	1,170,396
Inphi Corp., 0.75%, 09/01/21	691	957,401
Intel Corp., 3.25%, 08/01/39	1,150	3,184,994
Microchip Technology Inc.
1.63%, 02/15/25	4,375	8,433,950
1.63%, 02/15/27	6,150	8,047,644
2.25%, 02/15/37	2,265	2,973,764
NXP Semiconductors NV, 1.00%, 12/01/19	3,300	3,635,214
ON Semiconductor Corp.
1.00%, 12/01/20	1,960	2,378,989
1.63%, 10/15/23	1,750	2,175,723
Rovi Corp., 0.50%, 03/01/20	840	827,282
Silicon Laboratories Inc., 1.38%, 03/01/22	1,325	1,677,861
Synaptics Inc., 0.50%, 06/15/22	1,750	1,654,870
Teradyne Inc., 1.25%, 12/15/23	1,400	2,782,318
Veeco Instruments Inc., 2.70%, 01/15/23	750	683,790

		50,614,782

Software — 16.9%
Akamai Technologies Inc.
0.13%, 05/01/25	3,300	3,694,416
0.38%, 09/01/27(a)	3,150	3,137,841
Allscripts Healthcare Solutions Inc., 1.25%, 07/01/20	800	792,568
Alteryx Inc.
0.50%, 08/01/24(a)	1,100	1,017,258
1.00%, 08/01/26(a)	1,100	992,453
Atlassian Inc., 0.63%, 05/01/23	2,675	4,265,394
Avaya Holdings Corp., 2.25%, 06/15/23	1,221	1,056,141
Bilibili Inc., 1.38%, 04/01/26(a)	1,695	1,559,502
Blackline Inc., 0.13%, 08/01/24(a)	1,250	1,186,325
Coupa Software Inc., 0.13%, 06/15/25(a)	2,315	2,637,202
DocuSign Inc., 0.50%, 09/15/23	1,847	2,172,331
Envestnet Inc., 1.75%, 06/01/23	800	904,536
Five9 Inc., 0.13%, 05/01/23	800	1,186,480
Guidewire Software Inc., 1.25%, 03/15/25	1,000	1,193,560
HubSpot Inc., 0.25%, 06/01/22	1,125	1,921,680
j2 Global Inc., 3.25%, 06/15/29 (Call 06/20/21)	1,050	1,546,839
Momo Inc., 1.25%, 07/01/25	2,378	2,190,804
MongoDB Inc., 0.75%, 06/15/24	750	1,481,662
New Relic Inc., 0.50%, 05/01/23	1,650	1,587,399
Nice Systems Inc., 1.25%, 01/15/24	780	1,514,230
Nuance Communications Inc.
1.00%, 12/15/35 (Call 12/20/22)	1,890	1,839,480

Security	Par/ Shares (000)	Value

Software (continued)
1.25%, 04/01/25	$1,025	$1,073,698
1.50%, 11/01/35 (Call 11/05/21)	650	668,258
Pluralsight Inc., 0.38%, 03/01/24(a)	1,735	1,519,270
RealPage Inc., 1.50%, 11/15/22	950	1,454,535
SailPoint Technologies Holding Inc., 0.13%, 09/15/24(a)	1,050	1,019,571
Sea Ltd., 2.25%, 07/01/23	1,481	2,503,675
ServiceNow Inc., 0.00% 06/01/22(b)	2,075	3,888,218
Splunk Inc.
0.50%, 09/15/23	3,873	4,205,265
1.13%, 09/15/25	2,147	2,379,241
Tabula Rasa HealthCare Inc., 1.75%, 02/15/26(a)	978	1,015,536
Twilio Inc., 0.25%, 06/01/23	1,525	2,316,734
Verint Systems Inc., 1.50%, 06/01/21	1,315	1,342,299
Workday Inc., 0.25%, 10/01/22	3,400	4,330,546
Workiva Inc., 1.13%, 08/15/26(a)	750	677,820
Zynga Inc., 0.25%, 06/01/24(a)	1,961	2,012,515

		68,285,282

Telecommunications — 2.3%
GCI Liberty Inc., 1.75%, 09/30/46 (Call 10/05/23)(a)	1,425	1,912,250
GDS Holdings Ltd., 2.00%, 06/01/25	750	793,260
Infinera Corp., 2.13%, 09/01/24	1,425	1,244,524
Intelsat SA, 4.50%, 06/15/25	1,125	1,814,479
InterDigital Inc., 2.00%, 06/01/24(a)	1,160	1,146,057
Viavi Solutions Inc., 1.00%, 03/01/24	1,200	1,618,368
Vonage Holdings Corp., 1.75%, 06/01/24(a)	1,045	1,017,830

		9,546,768

Transportation — 0.6%
Air Transport Services Group Inc., 1.13%, 10/15/24	525	483,809
Atlas Air Worldwide Holdings Inc., 1.88%, 06/01/24	675	527,519
Golar LNG Ltd., 2.75%, 02/15/22	1,415	1,269,807

		2,281,135

Trucking & Leasing — 0.1%
Greenbrier Companies Inc. (The), 2.88%, 02/01/24	640	616,934

Total Convertible Bonds — 99.4% (Cost: $390,016,640)		402,280,672

Common Stocks

Communications Equipment — 0.1%
Motorola Solutions Inc.	3	415,800

Total Common Stocks — 0.1% (Cost $312,964)		415,800

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(c)(d)	3,309	3,309,000

Total Short-Term Investments — 0.8% (Cost: $3,309,000)		3,309,000

Total Investments in Securities — 100.3% (Cost: $393,638,604)		406,005,472

Other Assets, Less Liabilities — (0.3)%		(1,378,454)

Net Assets — 100.0%		$404,627,018

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Convertible Bond ETF

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	—	$—	$553	(b)	$—		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,229	1,080	3,309	3,309,000	49,387		—		—

				$3,309,000	$49,940		$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Convertible Bonds	$—	$402,280,672	$—	$402,280,672
Common Stocks	415,800	—	—	415,800
Money Market Funds	3,309,000	—	—	3,309,000

	$3,724,800	$402,280,672	$—	$406,005,472

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments October 31, 2019	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.4%
General Dynamics Corp.
2.47%, 05/11/20, (3 mo. LIBOR US + 0.290%)(a)	$7,610	$7,617,914
2.56%, 05/11/21, (3 mo. LIBOR US + 0.380%)(a)	15,935	15,991,091
Spirit AeroSystems Inc., 2.92%, 06/15/21 (Call 12/02/19), (3 mo. LIBOR US + 0.800%)(a)(b)	8,425	8,393,828
United Technologies Corp., 2.82%, 08/16/21 (Call 11/18/19), (3 mo. LIBOR US + 0.650%)(a)	12,135	12,139,247

		44,142,080

Agriculture — 0.4%
BAT Capital Corp.
2.77%, 08/14/20, (3 mo. LIBOR US + 0.590%)(a)	11,139	11,161,278
3.04%, 08/15/22 (Call 07/15/22), (3 mo. LIBOR US + 0.880%)(a)	18,235	18,316,511
Philip Morris International Inc., 2.57%, 02/21/20, (3 mo. LIBOR US + 0.420%)(a)(b)	8,116	8,125,820

		37,603,609

Auto Manufacturers — 7.8%
American Honda Finance Corp.
2.24%, 07/20/20, (3 mo. LIBOR US + 0.270%)(a)(b)	10,850	10,864,105
2.33%, 11/13/19, (3 mo. LIBOR US + 0.150%)(a)	2,510	2,510,301
2.38%, 06/16/20, (3 mo. LIBOR US + 0.260%)(a)	6,585	6,593,231
2.39%, 02/12/21, (3 mo. LIBOR US + 0.210%)(a)(b)	8,536	8,535,659
2.42%, 12/10/21, (3 mo. LIBOR US + 0.290%)(a)(b)	19,005	19,014,502
2.49%, 06/11/21, (3 mo. LIBOR US + 0.350%)(a)(b)	12,400	12,425,172
2.50%, 01/08/21, (3 mo. LIBOR US + 0.470%)(a)	3,030	3,040,453
2.52%, 02/14/20, (3 mo. LIBOR US + 0.340%)(a)(b)	11,851	11,862,969
2.64%, 11/05/21, (3 mo. LIBOR US + 0.350%)(a)(b)	18,345	18,364,446
2.64%, 06/27/22, (3 mo. LIBOR US + 0.540%)(a)	12,570	12,617,766
2.64%, 11/16/22, (3 mo. LIBOR US + 0.470%)(a)(b)	6,200	6,203,844
BMW Finance NV, 2.97%, 08/12/22, (3 mo. LIBOR US + 0.790%)(a)(b)(c)	13,800	13,881,282
BMW U.S. Capital LLC
2.41%, 04/12/21, (3 mo. LIBOR US + 0.410%)(a)(c)	14,112	14,132,462
2.53%, 04/14/22, (3 mo. LIBOR US + 0.530%)(a)(c)	5,500	5,503,575
2.55%, 08/14/20, (3 mo. LIBOR US + 0.37%)(a)(c)	3,458	3,464,294
2.68%, 08/13/21, (3 mo. LIBOR US + 0.500%)(a)(b)(c)	24,487	24,532,301
Daimler Finance North America LLC
2.45%, 05/04/21, (3 mo. LIBOR US + 0.550%)(a)(c)	18,590	18,588,513
2.60%, 02/22/21, (3 mo. LIBOR US + 0.450%)(a)(b)(c)	37,050	37,049,629
2.61%, 02/12/21, (3 mo. LIBOR US + 0.430%)(a)(c)	9,680	9,676,999
2.67%, 01/06/20, (3 mo. LIBOR US + 0.630%)(a)(b)(c)	5,326	5,330,367
2.68%, 05/04/20, (3 mo. LIBOR US + 0.390%)(a)(b)(c)	7,785	7,789,437
2.74%, 05/04/23, (3 mo. LIBOR US + 0.840%)(a)(b)(c)	14,904	14,904,447
2.82%, 05/05/20, (3 mo. LIBOR US + 0.530%)(a)(b)(c)	11,025	11,037,127
2.96%, 11/05/21, (3 mo. LIBOR US + 0.670%)(a)(b)(c)	3,230	3,234,296
3.03%, 02/22/22, (3 mo. LIBOR US + 0.880%)(a)(c)	17,900	17,996,660
3.06%, 02/15/22, (3 mo. LIBOR US + 0.900%)(a)(c)	18,160	18,277,314
Ford Motor Credit Co. LLC
2.70%, 11/02/20, (3 mo. LIBOR US + 0.430%)(a)(b)	2,480	2,465,046
2.85%, 04/05/21, (3 mo. LIBOR US + 0.810%)(a)	9,868	9,788,563
2.88%, 10/12/21, (3 mo. LIBOR US + 0.880%)(a)(b)	8,370	8,262,111
2.92%, 06/12/20, (3 mo. LIBOR US + 0.790%)(a)(b)	16,850	16,847,641
3.01%, 01/09/20, (3 mo. LIBOR US + 1.000%)(a)	14,445	14,458,434
3.22%, 11/04/19, (3 mo. LIBOR US + 0.930%)(a)	6,720	6,720,000
3.37%, 03/28/22, (3 mo. LIBOR US + 1.270%)(a)	9,355	9,242,927
3.37%, 08/03/22, (3 mo. LIBOR US + 1.080%)(a)	18,137	17,790,221
3.39%, 02/15/23, (3 mo. LIBOR US + 1.235%)(a)	15,130	14,716,346
4.59%, 01/07/21, (3 mo. LIBOR US + 2.550%)(a)(b)	5,520	5,600,371

Security	Par (000)	Value

Auto Manufacturers (continued)
5.18%, 01/07/22, (3 mo. LIBOR US + 3.140%)(a)(b)	$5,520	$5,680,632
General Motors Co.
3.01%, 08/07/20, (3 mo. LIBOR US + 0.800%)(a)	13,736	13,758,802
3.03%, 09/10/21, (3 mo. LIBOR US + 0.900%)(a)(b)	10,315	10,319,745
General Motors Financial Co. Inc.
2.78%, 11/06/20, (3 mo. LIBOR US + 0.540%)(a)(b)	2,450	2,445,075
2.86%, 04/09/21, (3 mo. LIBOR US + 0.850%)(a)(b)	14,325	14,333,595
2.92%, 04/13/20, (3 mo. LIBOR US + 0.930%)(a)(b)	22,796	22,844,555
3.03%, 01/05/23, (3 mo. LIBOR US + 0.990%)(a)(b)	11,602	11,489,461
3.34%, 11/06/21, (3 mo. LIBOR US + 1.100%)(a)	912	913,660
3.41%, 06/30/22, (3 mo. LIBOR US + 1.310%)(a)(b)	9,999	10,022,298
3.54%, 01/14/22, (3 mo. LIBOR US + 1.550%)(a)(b)	11,909	12,009,750
Harley-Davidson Financial Services Inc.
2.65%, 05/21/20, (3 mo. LIBOR US + 0.500%)(a)(b)(c)	4,135	4,137,192
3.08%, 03/02/21, (3 mo. LIBOR US + 0.940%)(a)(b)(c)	13,085	13,142,051
Hyundai Capital America
2.97%, 07/08/21, (3 mo. LIBOR US + 0.940%)(a)(c)	16,825	16,856,463
2.97%, 07/08/21, (3 mo. LIBOR US + 0.940%)(a)(b)(d)	500	500,935
Nissan Motor Acceptance Corp.
2.39%, 07/13/20, (3 mo. LIBOR US + 0.390%)(a)(b)(c)	10,970	10,974,717
2.49%, 09/28/20, (3 mo. LIBOR US + 0.390%)(a)(b)(c)	4,560	4,561,870
2.65%, 07/13/22, (3 mo. LIBOR US + 0.650%)(a)(b)(c)	7,800	7,786,584
2.79%, 09/21/21, (3 mo. LIBOR US + 0.630%)(a)(c)	11,020	11,027,714
2.79%, 09/28/22, (3 mo. LIBOR US + 0.690%)(a)(b)(c)	8,258	8,238,759
2.89%, 01/13/22, (3 mo. LIBOR US + 0.890%)(a)(c)	9,272	9,311,128
Toyota Motor Credit Corp.
2.11%, 01/10/20, (3 mo. LIBOR US + 0.100%)(a)	6,305	6,307,144
2.26%, 04/17/20, (3 mo. LIBOR US + 0.260%)(a)(b)	13,981	13,994,841
2.28%, 04/13/21, (3 mo. LIBOR US + 0.280%)(a)(b)	17,483	17,505,378
2.32%, 11/14/19, (3 mo. LIBOR US + 0.140%)(a)(b)	3,995	3,995,559
2.32%, 09/18/20, (3 mo. LIBOR US + 0.170%)(a)	15,180	15,194,725
2.33%, 10/07/21, (3 mo. LIBOR US + 0.290%)(a)	2,000	2,001,860
2.37%, 01/11/23, (3 mo. LIBOR US + 0.390%)(a)	4,950	4,938,367
2.50%, 03/12/20, (3 mo. LIBOR US + 0.370%)(a)(b)	15,176	15,196,336
2.52%, 05/17/22, (3 mo. LIBOR US + 0.400%)(a)(b)	4,320	4,326,221
2.57%, 01/08/21, (3 mo. LIBOR US + 0.540%)(a)	10,230	10,274,398
2.58%, 09/08/22, (3 mo. LIBOR US + 0.480%)(a)(b)	19,446	19,500,838
2.67%, 01/11/22, (3 mo. LIBOR US + 0.690%)(a)(b)	7,411	7,475,846
Volkswagen Group of America Finance LLC
2.95%, 11/13/20, (3 mo. LIBOR US + 0.770%)(a)(c)	9,123	9,157,941
2.97%, 09/24/21, (3 mo. LIBOR US + 0.860%)(a)(c)	7,940	7,978,985
3.12%, 11/12/21, (3 mo. LIBOR US + 0.940%)(a)(b)(c)	26,115	26,265,422

		777,791,658

Banks — 51.0%
ABN AMRO Bank NV
2.38%, 01/19/21, (3 mo. LIBOR US + 0.410%)(a)(b)(c)	21,460	21,494,121
2.70%, 08/27/21, (3 mo. LIBOR US + 0.570%)(a)(c)	16,124	16,192,849
ANZ New Zealand Int’l Ltd./London, 2.94%, 01/25/22, (3 mo. LIBOR US + 1.000%)(a)(b)(c)	1,410	1,427,470
ASB Bank Ltd., 3.09%, 06/14/23, (3 mo. LIBOR US + 0.970%)(a)(c)	12,200	12,325,782
Australia & New Zealand Banking Group Ltd.
2.41%, 07/02/20, (3 mo. LIBOR US + 0.320%)(a)(c)	150	150,341
2.50%, 11/09/20, (3 mo. LIBOR US + 0.320%)(a)(c)	11,245	11,261,643
2.58%, 05/17/21, (3 mo. LIBOR US + 0.460%)(a)(c)	17,395	17,455,535
2.62%, 08/19/20, (3 mo. LIBOR US + 0.500%)(a)(b)(c)	6,970	6,990,980
2.76%, 11/09/22, (3 mo. LIBOR US + 0.580%)(a)(c)	4,250	4,267,085
2.83%, 05/19/22, (3 mo. LIBOR US + 0.710%)(a)(b)(c)	8,665	8,735,620
3.02%, 11/23/21, (3 mo. LIBOR US + 0.870%)(a)(b)(c)	9,995	10,113,141
3.13%, 06/01/21, (3 mo. LIBOR US + 0.990%)(a)(b)(c)	11,535	11,670,767

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Banco Santander SA
3.12%, 04/12/23, (3 mo. LIBOR US + 1.120%)(a)	$19,640	$19,716,596
3.24%, 02/23/23, (3 mo. LIBOR US + 1.090%)(a)(b)	14,210	14,282,187
3.54%, 04/11/22, (3 mo. LIBOR US + 1.560%)(a)(b)	9,819	9,987,842
Bank of America Corp.
2.31%, 01/23/22 (Call 01/23/21), (3 mo. LIBOR US + 0.380%)(a)(b)	18,205	18,211,372
2.63%, 07/21/21 (Call 07/21/20), (3 mo. LIBOR US + 0.660%)(a)	21,454	21,514,500
2.75%, 10/01/21 (Call 10/01/20), (3 mo. LIBOR US + 0.650%)(a)	20,507	20,578,364
2.76%, 06/25/22 (Call 06/25/21), (3 mo. LIBOR US + 0.650%)(a)	25,879	25,975,270
2.89%, 07/23/24 (Call 07/23/23), (3 mo. LIBOR US + 0.960%)(a)	4,850	4,894,620
2.92%, 03/05/24 (Call 03/05/23), (3 mo. LIBOR US + 0.790%)(a)	28,895	29,023,005
2.94%, 04/24/23 (Call 04/24/22), (3 mo. LIBOR US + 1.000%)(a)	29,039	29,346,523
3.13%, 01/20/23 (Call 01/20/22), (3 mo. LIBOR US + 1.160%)(a)	24,292	24,570,386
3.15%, 10/21/22 (Call 10/21/21), (3 mo. LIBOR US + 1.180%)(a)	9,782	9,917,187
3.39%, 04/19/21, (3 mo. LIBOR US + 1.420%)(a)(b)	13,290	13,510,880
Bank of America N.A.
2.26%, 07/26/21 (Call 07/26/20), (3 mo. LIBOR US + 0.320%)(a)(b)	17,300	17,313,667
2.48%, 05/24/21 (Call 04/24/21), (3 mo. LIBOR US + 0.350%)(a)	16,050	16,064,605
Bank of Montreal
2.34%, 07/13/20, (3 mo. LIBOR US + 0.340%)(a)	9,895	9,912,811
2.35%, 01/22/21, (3 mo. LIBOR US + 0.400%)(a)(b)	1,890	1,895,311
2.56%, 06/15/20, (3 mo. LIBOR US + 0.440%)(a)(b)	22,673	22,728,095
2.68%, 03/26/22, (3 mo. LIBOR US + 0.570%)(a)(b)	11,045	11,108,177
2.73%, 12/12/19, (3 mo. LIBOR US + 0.600%)(a)	6,165	6,170,487
2.77%, 09/11/22, (3 mo. LIBOR US + 0.630%)(a)(b)	10,583	10,656,764
2.92%, 08/27/21, (3 mo. LIBOR US + 0.790%)(a)(b)	13,614	13,758,036
Series D, 2.46%, 04/13/21, (3 mo. LIBOR US + 0.460%)(a)(b)	17,374	17,445,928
Bank of New York Mellon (The)
2.41%, 06/04/21 (Call 06/04/20), (3 mo. LIBOR US + 0.280%)(a)(b)	16,500	16,519,800
2.43%, 12/04/20 (Call 12/04/19), (3 mo. LIBOR US + 0.300%)(a)	21,910	21,910,876
Bank of New York Mellon Corp. (The)
2.99%, 08/17/20, (3 mo. LIBOR US + 0.870%)(a)(b)	9,535	9,588,301
2.99%, 10/30/23 (Call 10/30/22), (3 mo. LIBOR US + 1.050%)(a)(b)	14,650	14,906,229
Bank of Nova Scotia (The)
2.32%, 01/08/21, (3 mo. LIBOR US + 0.290%)(a)	11,088	11,104,410
2.36%, 01/25/21, (3 mo. LIBOR US + 0.420%)(a)(b)	990	992,742
2.39%, 07/14/20, (3 mo. LIBOR US + 0.390%)(a)(b)	4,884	4,894,842
2.41%, 04/20/21, (3 mo. LIBOR US + 0.440%)(a)	9,055	9,088,141
2.74%, 03/07/22, (3 mo. LIBOR US + 0.640%)(a)	17,244	17,362,294
2.75%, 12/05/19, (3 mo. LIBOR US + 0.620%)(a)(b)	6,942	6,947,345
2.78%, 09/19/22, (3 mo. LIBOR US + 0.620%)(a)(b)	12,821	12,901,131
Banque Federative du Credit Mutuel SA
2.46%, 07/20/20, (3 mo. LIBOR US + 0.490%)(a)(c)	6,010	6,025,205
2.70%, 07/20/22, (3 mo. LIBOR US + 0.730%)(a)(b)(c)	3,685	3,700,477
2.93%, 07/20/23, (3 mo. LIBOR US + 0.960%)(a)(c)	11,915	12,028,550

Security	Par (000)	Value

Banks (continued)
Barclays Bank PLC
2.44%, 01/11/21 (Call 12/11/20), (3 mo. LIBOR US + 0.460%)(a)	$23,783	$23,767,303
2.86%, 08/07/20, (3 mo. LIBOR US + 0.650%)(a)(b)	9,859	9,880,098
Barclays PLC
3.55%, 05/16/24 (Call 05/16/23), (3 mo. LIBOR US + 1.380%)(a)(b)	30,680	30,896,908
3.59%, 02/15/23 (Call 02/15/22), (3 mo. LIBOR US + 1.430%)(a)(b)	16,340	16,461,896
3.63%, 01/10/23 (Call 01/10/22), (3 mo. LIBOR US + 1.625%)(a)(b)	21,800	22,049,610
4.29%, 08/10/21, (3 mo. LIBOR US + 2.110%)(a)	17,661	18,038,769
BB&T Corp.
2.13%, 02/01/21 (Call 01/01/21), (3 mo. LIBOR US + 0.220%)(a)(b)	14,537	14,528,714
2.69%, 06/15/20, (3 mo. LIBOR US + 0.570%)(a)	13,636	13,673,908
2.75%, 04/01/22 (Call 03/01/22), (3 mo. LIBOR US + 0.650%)(a)(b)	1,555	1,564,035
BBVA USA, 2.87%, 06/11/21 (Call 05/11/21), (3 mo. LIBOR US + 0.730%)(a)(b)	15,430	15,455,768
BNG Bank NV
2.10%, 07/14/20, (3 mo. LIBOR US + 0.100%)(a)(c)	45,345	45,373,567
2.21%, 03/11/22, (3 mo. LIBOR US + 0.070%)(a)(b)(c)	9,280	9,283,155
BPCE SA
3.00%, 05/31/22, (3 mo. LIBOR US + 0.880%)(a)	2,090	2,102,561
3.37%, 05/22/22, (3 mo. LIBOR US + 1.220%)(a)(b)(c)	13,387	13,550,857
3.37%, 09/12/23, (3 mo. LIBOR US + 1.240%)(a)(b)(c)	22,955	23,234,592
Branch Banking & Trust Co.
2.35%, 06/01/20 (Call 05/01/20), (3 mo. LIBOR US + 0.220%)(a)(b)	11,755	11,742,187
2.45%, 01/15/20 (Call 12/14/19), (3 mo. LIBOR US + 0.450%)(a)	15,087	15,091,979
Canadian Imperial Bank of Commerce
2.22%, 02/02/21, (3 mo. LIBOR US + 0.315%)(a)(b)	14,125	14,149,578
2.35%, 10/05/20, (3 mo. LIBOR US + 0.310%)(a)	5,771	5,783,985
2.79%, 09/13/23, (3 mo. LIBOR US + 0.660%)(a)	3,275	3,288,919
2.84%, 06/16/22, (3 mo. LIBOR US + 0.720%)(a)	18,771	18,948,386
Capital One N.A.
3.01%, 08/08/22 (Call 07/08/22), (3 mo. LIBOR US + 0.820%)(a)(b)	8,110	8,143,657
3.09%, 01/30/23 (Call 01/30/22), (3 mo. LIBOR US + 1.150%)(a)(b)	7,960	8,021,451
Citibank N.A.
2.23%, 05/01/20 (Call 04/01/20), (3 mo. LIBOR US + 0.320%)(a)(b)	35,902	35,933,235
2.27%, 10/20/20, (3 mo. LIBOR US + 0.300%)(a)	15,465	15,484,486
2.50%, 07/23/21 (Call 06/23/21), (3 mo. LIBOR US + 0.570%)(a)	19,705	19,799,584
2.53%, 02/12/21 (Call 01/12/21), (3 mo. LIBOR US + 0.350%)(a)	29,020	29,060,628
2.63%, 06/12/20, (3 mo. LIBOR US + 0.500%)(a)	16,052	16,095,340
2.65%, 02/19/22 (Call 01/19/22), (3 mo. LIBOR US + 0.530%)(a)(b)	8,200	8,214,432
2.74%, 05/20/22 (Call 04/20/22), (3 mo. LIBOR US + 0.600%)(a)(b)	21,700	21,756,420
Citigroup Inc.
2.63%, 10/27/22 (Call 09/27/22), (3 mo. LIBOR US + 0.690%)(a)(b)	26,884	26,986,428
2.68%, 11/04/22 (Call 11/04/21), (SOFRRATE + 0.870%)(a)	20,000	20,020,600

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2019	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.89%, 07/24/23 (Call 07/24/22), (3 mo. LIBOR US + 0.950%)(a)(b)	$14,365	$14,488,970
2.90%, 04/25/22 (Call 03/25/22), (3 mo. LIBOR US + 0.960%)(a)	27,618	27,944,445
3.16%, 06/01/24 (Call 06/01/23), (3 mo. LIBOR US + 1.023%)(a)	19,705	19,908,750
3.17%, 12/08/21 (Call 11/08/21), (3 mo. LIBOR US + 1.070%)(a)(b)	30,269	30,680,961
3.22%, 05/17/24 (Call 05/17/23), (3 mo. LIBOR US + 1.100%)(a)	21,820	22,081,840
3.25%, 10/26/20, (3 mo. LIBOR US + 1.310%)(a)	10,725	10,837,076
3.46%, 08/02/21, (3 mo. LIBOR US + 1.190%)(a)(b)	21,652	21,961,840
3.48%, 03/30/21, (3 mo. LIBOR US + 1.380%)(a)(b)	25,837	26,223,780
3.57%, 09/01/23 (Call 09/01/22), (3 mo. LIBOR US + 1.430%)(a)(b)	25,790	26,311,474
Citizens Bank N.A./Providence RI
2.68%, 03/02/20 (Call 02/03/20), (3 mo. LIBOR US + 0.540%)(a)(b)	5,365	5,369,936
2.90%, 02/14/22 (Call 01/14/22), (3 mo. LIBOR US + 0.720%)(a)	5,250	5,270,948
2.94%, 05/26/22, (3 mo. LIBOR US + 0.810%)(a)	4,920	4,907,011
Commonwealth Bank of Australia
2.55%, 09/18/20, (3 mo. LIBOR US + 0.400%)(a)(c)	3,920	3,930,506
2.58%, 03/10/20, (3 mo. LIBOR US + 0.450%)(a)(b)(c)	16,620	16,645,927
2.82%, 03/16/23, (3 mo. LIBOR US + 0.700%)(a)(b)(c)	21,610	21,758,893
2.83%, 03/10/22, (3 mo. LIBOR US + 0.700%)(a)(c)	9,400	9,473,696
2.83%, 09/18/22, (3 mo. LIBOR US + 0.680%)(a)(b)(c)	6,555	6,604,163
2.85%, 11/07/19, (3 mo. LIBOR US + 0.640%)(a)(c)	15,325	15,326,532
2.94%, 09/06/21, (3 mo. LIBOR US + 0.830%)(a)(b)(c)	8,873	8,971,047
2.95%, 06/04/24, (3 mo. LIBOR US + 0.820%)(a)(b)(c)	10,420	10,524,513
Cooperatieve Rabobank UA, 2.97%, 09/26/23, (3 mo. LIBOR US + 0.860%)(a)(c)	2,750	2,759,680
Cooperatieve Rabobank UA/NY
2.37%, 04/26/21, (3 mo. LIBOR US + 0.430%)(a)	12,515	12,554,422
2.49%, 01/10/23, (3 mo. LIBOR US + 0.480%)(a)(b)	8,210	8,184,631
2.84%, 01/10/22, (3 mo. LIBOR US + 0.830%)(a)(b)	12,150	12,268,463
Credit Agricole Corporate & Investment Bank SA, 2.69%, 05/03/21, (3 mo. LIBOR US + 0.400%)(a)(c)	850	851,284
Credit Agricole SA/London
2.96%, 04/24/23, (3 mo. LIBOR US + 1.020%)(a)(c)	11,190	11,258,707
3.10%, 06/10/20, (3 mo. LIBOR US + 0.970%)(a)(b)(c)	6,795	6,830,674
3.28%, 07/01/21, (3 mo. LIBOR US + 1.180%)(a)(b)(c)	3,365	3,413,725
3.44%, 01/10/22, (3 mo. LIBOR US + 1.430%)(a)(b)(c)	10,150	10,312,806
Credit Suisse Group AG
3.32%, 12/14/23 (Call 12/14/22), (3 mo. LIBOR US + 1.200%)(a)(b)(c)	15,290	15,418,283
3.37%, 06/12/24 (Call 06/12/23), (3 mo. LIBOR US + 1.240%)(a)(b)(c)	5,890	5,949,195
Credit Suisse Group Funding Guernsey Ltd., 4.29%, 04/16/21, (3 mo. LIBOR US + 2.290%)(a)	15,950	16,370,761
Danske Bank A/S
2.65%, 03/02/20, (3 mo. LIBOR US + 0.510%)(a)(c)	9,520	9,521,714
3.19%, 09/12/23, (3 mo. LIBOR US + 1.060%)(a)(b)(c)	5,730	5,677,628
DBS Group Holdings Ltd.
2.56%, 07/25/22, (3 mo. LIBOR US + 0.620%)(a)(b)(c)	3,220	3,231,399
2.59%, 06/08/20, (3 mo. LIBOR US + 0.490%)(a)(b)(c)	19,740	19,762,109
Deutsche Bank AG/New York NY
2.77%, 01/22/21, (3 mo. LIBOR US + 0.815%)(a)(b)	13,395	13,322,265
2.97%, 07/13/20, (3 mo. LIBOR US + 0.970%)(a)(b)	16,245	16,211,535
3.36%, 11/16/22, (3 mo. LIBOR US + 1.190%)(a)(b)	10,373	10,116,372

Security	Par (000)	Value

Banks (continued)
3.36%, 02/27/23, (3 mo. LIBOR US + 1.230%)(a)(b)	$14,660	$14,224,598
3.58%, 02/04/21, (3 mo. LIBOR US + 1.290%)(a)	10,220	10,194,143
Dexia Credit Local SA, 2.45%, 09/04/20, (3 mo. LIBOR US + 0.320%)(a)(b)(c)	3,400	3,407,208
DNB Bank ASA, 2.46%, 10/02/20, (3 mo. LIBOR US + 0.370%)(a)(c)	8,050	8,064,249
Federation des Caisses Desjardins du Quebec, 2.27%, 10/30/20, (3 mo. LIBOR US + 0.330%)(a)(b)(c)	13,795	13,814,865
Fifth Third Bank/Cincinnati OH
2.19%, 10/30/20 (Call 09/30/20), (3 mo. LIBOR US + 0.250%)(a)(b)	9,280	9,288,259
2.38%, 07/26/21 (Call 06/26/21), (3 mo. LIBOR US + 0.440%)(a)(b)	11,470	11,515,192
Goldman Sachs Group Inc. (The)
2.71%, 10/31/22 (Call 10/31/21), (3 mo. LIBOR US + 0.780%)(a)	35,975	36,141,564
2.83%, 12/27/20 (Call 12/27/19), (3 mo. LIBOR US + 0.730%)(a)(b)	14,858	14,874,790
2.90%, 02/23/23, (3 mo. LIBOR US + 0.750%)(a)(b)	62,679	62,810,626
2.94%, 07/24/23 (Call 07/24/22), (3 mo. LIBOR US + 1.000%)(a)(b)	18,940	19,081,671
3.05%, 04/26/22 (Call 04/26/21), (3 mo. LIBOR US + 1.110%)(a)(b)	51,048	51,562,053
3.09%, 04/23/20 (Call 03/23/20), (3 mo. LIBOR US + 1.160%)(a)(b)	26,558	26,660,779
3.18%, 06/05/23 (Call 06/05/22), (3 mo. LIBOR US + 1.050%)(a)	5,515	5,562,264
3.30%, 04/23/21 (Call 03/23/21), (3 mo. LIBOR US + 1.360%)(a)	22,110	22,434,133
3.32%, 09/15/20 (Call 08/15/20), (3 mo. LIBOR US + 1.200%)(a)(b)	19,109	19,253,846
3.33%, 11/15/21 (Call 11/15/20), (3 mo. LIBOR US + 1.170%)(a)	26,165	26,386,618
3.72%, 11/29/23, (3 mo. LIBOR US + 1.600%)(a)(b)	39,925	41,237,734
3.90%, 02/25/21, (3 mo. LIBOR US + 1.770%)(a)	16,180	16,484,346
HSBC Holdings PLC
2.72%, 05/18/21 (Call 05/18/20), (3 mo. LIBOR US + 0.600%)(a)	28,155	28,185,689
2.78%, 09/11/21 (Call 09/11/20), (3 mo. LIBOR US + 0.650%)(a)(b)	33,886	33,944,284
3.12%, 05/18/24 (Call 05/18/23), (3 mo. LIBOR US + 1.000%)(a)	22,140	22,301,622
3.37%, 03/11/25 (Call 03/11/24), (3 mo. LIBOR US + 1.230%)(a)(b)	12,300	12,419,187
3.54%, 01/05/22, (3 mo. LIBOR US + 1.500%)(a)	24,830	25,343,733
3.79%, 05/25/21, (3 mo. LIBOR US + 1.660%)(a)	32,731	33,333,905
4.34%, 03/08/21, (3 mo. LIBOR US + 2.240%)(a)	26,682	27,319,166
HSBC USA Inc., 2.79%, 11/13/19, (3 mo. LIBOR US + 0.610%)(a)	3,590	3,590,682
Huntington National Bank (The), 2.64%, 03/10/20, (3 mo. LIBOR US + 0.510%)(a)	2,360	2,364,578
Industrial & Commercial Bank of China Ltd./New York NY, 2.94%, 11/08/20, (3 mo. LIBOR US + 0.750%)(a)(b)	2,895	2,899,111
Industrial Bank of Korea, 2.87%, 08/02/21, (3 mo. LIBOR US + 0.600%)(a)(d)	1,430	1,435,234
ING Groep NV
3.09%, 10/02/23, (3 mo. LIBOR US + 1.000%)(a)	18,541	18,675,793
3.25%, 03/29/22, (3 mo. LIBOR US + 1.150%)(a)	19,545	19,789,508

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
JPMorgan Chase & Co.
2.65%, 03/09/21 (Call 03/09/20), (3 mo. LIBOR US + 0.550%)(a)(b)	$41,314	$41,368,534
2.66%, 04/23/24 (Call 04/23/23), (3 mo. LIBOR US + 0.730%)(a)(b)	15,585	15,589,208
2.76%, 06/18/22 (Call 05/18/22), (3 mo. LIBOR US + 0.610%)(a)	28,906	28,996,476
2.82%, 06/01/21 (Call 06/01/20), (3 mo. LIBOR US + 0.680%)(a)(b)	29,038	29,095,786
2.82%, 07/23/24 (Call 07/23/23), (3 mo. LIBOR US + 0.890%)(a)	9,005	9,061,101
2.84%, 04/25/23 (Call 04/25/22), (3 mo. LIBOR US + 0.900%)(a)	34,427	34,689,678
3.00%, 01/15/23 (Call 01/15/22), (3 mo. LIBOR US + 1.000%)(a)(b)	21,840	22,062,986
3.13%, 10/29/20 (Call 09/29/20), (3 mo. LIBOR US + 1.205%)(a)(b)	14,500	14,627,455
3.17%, 10/24/23 (Call 10/24/22), (3 mo. LIBOR US + 1.230%)(a)	41,534	42,285,350
3.20%, 06/07/21 (Call 05/07/21), (3 mo. LIBOR US + 1.100%)(a)(b)	23,921	24,205,660
3.62%, 03/01/21 (Call 02/01/21), (3 mo. LIBOR US + 1.480%)(a)(b)	17,463	17,732,279
JPMorgan Chase Bank N.A.
2.20%, 02/01/21 (Call 02/01/20), (3 mo. LIBOR US + 0.290%)(a)(b)	31,462	31,466,090
2.28%, 04/26/21 (Call 04/26/20), (3 mo. LIBOR US + 0.340%)(a)	27,165	27,178,582
2.49%, 02/19/21 (Call 02/19/20), (3 mo. LIBOR US + 0.370%)(a)	4,550	4,552,321
2.60%, 02/01/21 (Call 02/01/20)(e)	2,500	2,503,225
KEB Hana Bank, 2.77%, 04/05/20, (3 mo. LIBOR US + 0.725%)(a)(d)	400	400,616
KeyBank NA/Cleveland OH, 2.57%, 02/01/22, (3 mo. LIBOR US + 0.660%)(a)(b)	10,750	10,812,673
Korea Development Bank (The)
2.58%, 02/27/20, (3 mo. LIBOR US + 0.450%)(a)	6,520	6,522,869
2.77%, 07/06/22, (3 mo. LIBOR US + 0.725%)(a)	8,355	8,419,166
2.84%, 09/19/20, (3 mo. LIBOR US + 0.675%)(a)(b)	18,740	18,794,721
2.84%, 02/27/22, (3 mo. LIBOR US + 0.705%)(a)	13,705	13,792,164
Landwirtschaftliche Rentenbank
2.39%, 06/03/21, (3 mo. LIBOR US + 0.250%)(a)(b)(c)	20,995	21,068,902
2.47%, 02/19/21, (3 mo. LIBOR US + 0.350%)(a)(b)(c)	15,010	15,073,792
Lloyds Bank PLC, 2.70%, 05/07/21, (3 mo. LIBOR US + 0.490%)(a)	25,580	25,618,370
Lloyds Banking Group PLC, 2.96%, 06/21/21, (3 mo. LIBOR US + 0.800%)(a)(b)	4,420	4,441,791
M&T Bank Corp., 2.62%, 07/26/23 (Call 06/26/23), (3 mo. LIBOR US + 0.680%)(a)	1,485	1,489,321
Macquarie Bank Ltd., 3.05%, 07/29/20, (3 mo. LIBOR US + 1.120%)(a)(b)(c)	9,350	9,414,796
Macquarie Group Ltd.
3.16%, 11/28/23 (Call 11/28/22), (3 mo. LIBOR US + 1.020%)(a)(b)(c)	40	40,169
3.45%, 03/27/24 (Call 03/27/23), (3 mo. LIBOR US + 1.350%)(a)(c)	9,460	9,598,778
Manufacturers & Traders Trust Co., 2.21%, 01/25/21, (3 mo. LIBOR US + 0.270%)(a)(b)	8,280	8,272,796
Mitsubishi UFJ Financial Group Inc. 2.59%, 07/26/21, (3 mo. LIBOR US + 0.650%)(a)	11,726	11,761,764

Security	Par (000)	Value

Banks (continued)
2.73%, 07/25/22, (3 mo. LIBOR US + 0.790%)(a)	$27,721	$27,839,646
2.80%, 03/07/22, (3 mo. LIBOR US + 0.700%)(a)	13,435	13,466,304
2.80%, 07/26/23, (3 mo. LIBOR US + 0.860%)(a)(b)	30,758	30,916,711
2.88%, 03/02/23, (3 mo. LIBOR US + 0.740%)(a)(b)	24,225	24,266,182
3.07%, 02/22/22, (3 mo. LIBOR US + 0.920%)(a)(b)	13,549	13,659,424
3.19%, 09/13/21, (3 mo. LIBOR US + 1.060%)(a)(b)	10,991	11,112,451
4.02%, 03/01/21, (3 mo. LIBOR US + 1.880%)(a)(b)	9,795	9,990,998
Mizuho Financial Group Inc.
2.84%, 07/16/23 (Call 07/16/22), (3 mo. LIBOR US + 0.840%)(a)	10,750	10,786,765
2.92%, 03/05/23, (3 mo. LIBOR US + 0.790%)(a)	14,460	14,496,728
2.98%, 09/13/23 (Call 09/13/22), (3 mo. LIBOR US + 0.850%)(a)	11,725	11,765,920
3.02%, 09/11/22, (3 mo. LIBOR US + 0.880%)(a)	25,375	25,563,536
3.08%, 02/28/22, (3 mo. LIBOR US + 0.940%)(a)(b)	34,453	34,708,297
3.14%, 09/11/24 (Call 09/11/23), (3 mo. LIBOR US + 1.000%)(a)	2,500	2,522,450
3.27%, 09/13/21, (3 mo. LIBOR US + 1.140%)(a)	22,384	22,651,936
3.48%, 04/12/21, (3 mo. LIBOR US + 1.480%)(a)(b)(c)	8,790	8,918,774
Morgan Stanley
2.73%, 02/10/21 (Call 02/10/20), (3 mo. LIBOR US + 0.550%)(a)	50,551	50,600,540
2.75%, 06/10/22 (Call 06/10/21), (SOFRRATE + 0.830%)(a)(b)	9,790	9,808,209
2.88%, 07/22/22 (Call 07/22/21), (3 mo. LIBOR US + 0.930%)(a)	64,855	65,415,996
3.08%, 01/27/20, (3 mo. LIBOR US + 1.140%)(a)	21,684	21,734,090
3.10%, 06/16/20, (3 mo. LIBOR US + 0.980%)(a)(b)	16,590	16,668,968
3.15%, 01/20/22 (Call 01/20/21), (3 mo. LIBOR US + 1.180%)(a)	70,370	71,096,922
3.34%, 10/24/23 (Call 10/24/22), (3 mo. LIBOR US + 1.400%)(a)	47,033	48,005,642
3.37%, 04/21/21, (3 mo. LIBOR US + 1.400%)(a)	34,318	34,866,402
3.41%, 05/08/24 (Call 05/08/23), (3 mo. LIBOR US + 1.220%)(a)	23,155	23,516,218
MUFG Union Bank N.A., 2.70%, 03/07/22 (Call 02/07/22), (3 mo. LIBOR US + 0.600%)(a)(b)	9,335	9,348,256
National Australia Bank Ltd.
2.35%, 01/12/21, (3 mo. LIBOR US + 0.350%)(a)(b)(c)	14,965	14,997,773
2.60%, 04/12/23, (3 mo. LIBOR US + 0.600%)(a)(b)(c)	9,335	9,369,726
2.62%, 11/04/21, (3 mo. LIBOR US + 0.710%)(a)(b)(c)	11,555	11,649,404
2.66%, 05/22/20, (3 mo. LIBOR US + 0.510%)(a)(c)	39,717	39,823,044
2.74%, 09/20/21, (3 mo. LIBOR US + 0.580%)(a)(b)(c)	1,830	1,840,559
2.87%, 05/22/22, (3 mo. LIBOR US + 0.720%)(a)(b)(c)	8,710	8,783,861
2.90%, 01/10/22, (3 mo. LIBOR US + 0.890%)(a)(b)(c)	15,715	15,901,380
3.00%, 07/12/21, (3 mo. LIBOR US + 1.000%)(a)(b)(c)	10,755	10,891,158
National Bank of Canada
2.23%, 11/02/20 (Call 10/02/20), (3 mo. LIBOR US + 0.330%)(a)(b)	3,500	3,505,495
2.60%, 01/17/20, (3 mo. LIBOR US + 0.600%)(a)(b)	6,175	6,182,842
2.69%, 06/12/20 (Call 05/12/20), (3 mo. LIBOR US + 0.560%)(a)(b)	7,040	7,057,178
NatWest Markets PLC, 3.50%, 09/29/22, (3 mo. LIBOR US + 1.400%)(a)(b)(c)	6,625	6,716,756
Nederlandse Waterschapsbank NV, 2.16%, 02/24/20, (3 mo. LIBOR US + 0.030%)(a)(b)(c)	11,140	11,142,451
Nordea Bank Abp
2.59%, 05/29/20, (3 mo. LIBOR US + 0.470%)(a)(b)(c)	13,595	13,625,725
3.12%, 05/27/21, (3 mo. LIBOR US + 0.990%)(a)(c)	4,450	4,501,754

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2019	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Oesterreichische Kontrollbank AG, 2.45%, 11/04/19, (3 mo. LIBOR US + 0.160%)(a)	$19,555	$19,555,000
PNC Bank N.A.
2.20%, 01/22/21, (3 mo. LIBOR US + 0.250%)(a)	15,150	15,162,271
2.40%, 07/22/22 (Call 07/22/21), (3 mo. LIBOR US + 0.450%)(a)	12,250	12,255,880
2.44%, 06/10/21 (Call 06/10/20), (3 mo. LIBOR US + 0.310%)(a)	12,450	12,463,944
2.44%, 07/27/22, (3 mo. LIBOR US + 0.500%)(a)	23,800	23,879,016
2.48%, 05/19/20, (3 mo. LIBOR US + 0.360%)(a)	10,095	10,108,527
2.48%, 03/12/21 (Call 03/12/20), (3 mo. LIBOR US + 0.350%)(a)	7,230	7,235,206
Regions Bank/Birmingham AL
2.48%, 04/01/21 (Call 03/01/21), (3 mo. LIBOR US + 0.380%)(a)(b)	9,470	9,451,534
2.68%, 08/13/21 (Call 08/13/20), (3 mo. LIBOR US + 0.500%)(a)	9,040	9,046,961
Royal Bank of Canada
2.18%, 10/26/20, (3 mo. LIBOR US + 0.240%)(a)(b)	15,444	15,466,857
2.25%, 07/22/20, (3 mo. LIBOR US + 0.300%)(a)(b)	4,497	4,504,735
2.33%, 04/30/21, (3 mo. LIBOR US + 0.390%)(a)	32,558	32,659,255
2.34%, 01/25/21, (3 mo. LIBOR US + 0.400%)(a)(b)	475	476,131
2.40%, 04/29/22, (3 mo. LIBOR US + 0.470%)(a)(b)	4,650	4,658,928
2.52%, 03/02/20, (3 mo. LIBOR US + 0.380%)(a)	17,472	17,493,141
2.63%, 03/06/20, (3 mo. LIBOR US + 0.520%)(a)	20,089	20,124,758
2.64%, 02/01/22, (3 mo. LIBOR US + 0.730%)(a)(b)	22,252	22,442,477
2.70%, 10/05/23, (3 mo. LIBOR US + 0.660%)(a)	10,327	10,366,243
Royal Bank of Scotland Group PLC
3.63%, 05/15/23 (Call 05/15/22), (3 mo. LIBOR US + 1.470%)(a)(b)	33,517	33,799,883
3.66%, 06/25/24 (Call 06/25/23), (3 mo. LIBOR US + 1.550%)(a)(b)	13,685	13,834,988
Santander UK PLC
2.59%, 11/03/20, (3 mo. LIBOR US + 0.300%)(a)	1,452	1,446,787
2.76%, 06/01/21, (3 mo. LIBOR US + 0.620%)(a)(b)	6,180	6,188,714
2.82%, 11/15/21, (3 mo. LIBOR US + 0.660%)(a)(b)	15,880	15,895,245
Skandinaviska Enskilda Banken AB, 2.55%, 05/17/21, (3 mo. LIBOR US + 0.430%)(a)(b)(c)	18,810	18,874,330
Societe Generale SA, 3.36%, 04/08/21, (3 mo. LIBOR US + 1.330%)(a)(b)(c)	1,240	1,257,819
Standard Chartered PLC
3.12%, 01/20/23 (Call 01/04/22), (3 mo. LIBOR US + 1.150%)(a)(c)	6,010	6,041,072
3.33%, 09/10/22 (Call 09/10/21), (3 mo. LIBOR US + 1.200%)(a)(c)	12,300	12,388,068
State Street Corp., 3.02%, 08/18/20, (3 mo. LIBOR US + 0.900%)(a)(b)	12,141	12,217,610
Sumitomo Mitsui Banking Corp.
2.35%, 01/17/20, (3 mo. LIBOR US + 0.350%)(a)	35,815	35,849,741
2.37%, 10/16/20, (3 mo. LIBOR US + 0.370%)(a)	2,970	2,975,316
Sumitomo Mitsui Financial Group Inc.
2.74%, 10/18/22, (3 mo. LIBOR US + 0.740%)(a)	18,019	18,069,453
2.74%, 01/17/23, (3 mo. LIBOR US + 0.740%)(a)	18,620	18,654,819
2.78%, 07/12/22, (3 mo. LIBOR US + 0.780%)(a)(b)	11,195	11,246,049
2.80%, 10/16/23, (3 mo. LIBOR US + 0.800%)(a)(b)	9,440	9,472,851
2.83%, 07/19/23, (3 mo. LIBOR US + 0.860%)(a)(b)	7,360	7,401,805
3.11%, 07/14/21, (3 mo. LIBOR US + 1.110%)(a)(b)	11,139	11,264,982
3.11%, 10/19/21, (3 mo. LIBOR US + 1.140%)(a)(b)	17,505	17,729,064
3.78%, 03/09/21, (3 mo. LIBOR US + 1.680%)(a)(b)	18,030	18,334,166

Security	Par (000)	Value

Banks (continued)
SunTrust Bank/Atlanta GA
2.44%, 10/26/21 (Call 10/26/20), (3 mo. LIBOR US + 0.500%)(a)	$7,325	$7,332,252
2.46%, 01/31/20 (Call 12/31/19), (3 mo. LIBOR US + 0.530%)(a)	14,640	14,647,613
2.71%, 05/17/22 (Call 04/17/22), (3 mo. LIBOR US + 0.590%)(a)	3,000	3,010,260
2.86%, 08/02/22 (Call 08/02/21), (3 mo. LIBOR US + 0.590%)(a)	4,994	5,003,089
Svenska Handelsbanken AB
2.46%, 09/08/20, (3 mo. LIBOR US + 0.360%)(a)(b)	19,604	19,646,737
2.60%, 05/24/21, (3 mo. LIBOR US + 0.470%)(a)	27,000	27,099,090
Swedbank AB, 2.82%, 03/14/22, (3 mo. LIBOR US + 0.700%)(a)(b)(c)	7,545	7,533,984
Synchrony Bank, 2.73%, 03/30/20, (3 mo. LIBOR US + 0.625%)(a)	15,288	15,302,065
Toronto-Dominion Bank (The)
2.18%, 01/25/21, (3 mo. LIBOR US + 0.240%)(a)(b)	13,850	13,858,587
2.40%, 09/17/20, (3 mo. LIBOR US + 0.260%)(a)(b)	17,850	17,879,274
2.42%, 06/11/20, (3 mo. LIBOR US + 0.280%)(a)	3,606	3,611,048
2.54%, 12/01/22, (3 mo. LIBOR US + 0.530%)(a)	10,340	10,360,473
2.57%, 06/11/21, (3 mo. LIBOR US + 0.430%)(a)	13,830	13,880,894
2.61%, 07/19/23, (3 mo. LIBOR US + 0.640%)(a)(b)	15,305	15,401,881
3.04%, 04/07/21, (3 mo. LIBOR US + 1.000%)(a)(b)	7,993	8,085,719
3.05%, 12/14/20, (3 mo. LIBOR US + 0.930%)(a)	2,415	2,436,832
U.S. Bank N.A./Cincinnati OH
2.07%, 10/23/20 (Call 09/23/20), (3 mo. LIBOR US + 0.140%)(a)(b)	7,243	7,218,374
2.13%, 01/17/20 (Call 12/17/19), (3 mo. LIBOR US + 0.125%)(a)(b)	1,700	1,700,527
2.19%, 07/24/20 (Call 06/24/20), (3 mo. LIBOR US + 0.250%)(a)	18,175	18,194,811
2.21%, 02/04/21 (Call 01/04/21), (3 mo. LIBOR US + 0.310%)(a)(b)	6,050	6,058,773
2.26%, 01/24/20 (Call 12/24/19), (3 mo. LIBOR US + 0.320%)(a)(b)	20,315	20,322,313
2.26%, 04/26/21 (Call 03/26/21), (3 mo. LIBOR US + 0.320%)(a)	32,735	32,800,143
2.44%, 05/21/21 (Call 05/21/20), (3 mo. LIBOR US + 0.290%)(a)	17,530	17,547,179
2.55%, 11/16/21 (Call 10/15/21), (3 mo. LIBOR US + 0.380%)(a)(b)	8,695	8,720,650
UBS AG/London
2.62%, 12/01/20 (Call 11/01/20), (3 mo. LIBOR US + 0.480%)(a)(c)	23,864	23,932,012
2.68%, 06/08/20 (Call 05/08/20), (3 mo. LIBOR US + 0.580%)(a)(c)	25,105	25,170,273
UBS Group Funding Switzerland AG
3.11%, 08/15/23 (Call 08/15/22), (3 mo. LIBOR US + 0.950%)(a)(c)	35,720	35,924,676
3.37%, 05/23/23 (Call 05/23/22), (3 mo. LIBOR US + 1.220%)(a)(c)	21,780	22,048,547
3.44%, 02/01/22, (3 mo. LIBOR US + 1.530%)(a)(b)(c)	18,925	19,347,784
3.57%, 09/24/20, (3 mo. LIBOR US + 1.440%)(a)(b)(c)	3,390	3,428,409
3.77%, 04/14/21, (3 mo. LIBOR US + 1.780%)(a)(b)(c)	24,795	25,289,412
UniCredit SpA, 5.90%, 01/14/22, (3 mo. LIBOR US + 3.900%)(a)(b)(c)	11,585	12,171,780
United Overseas Bank Ltd., 2.41%, 04/23/21, (3 mo. LIBOR US + 0.480%)(a)(c)	480	480,773

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Wells Fargo & Co.
2.83%, 07/22/20, (3 mo. LIBOR US + 0.880%)(a)(b)	$24,173	$24,300,875
2.96%, 07/26/21, (3 mo. LIBOR US + 1.025%)(a)(b)	47,191	47,756,820
3.05%, 01/24/23 (Call 01/24/22), (3 mo. LIBOR US + 1.110%)(a)	16,930	17,138,916
3.11%, 12/07/20, (3 mo. LIBOR US + 1.010%)(a)(b)	13,169	13,283,570
3.11%, 02/11/22 (Call 02/11/21), (3 mo. LIBOR US + 0.930%)(a)	53,876	54,216,496
3.16%, 10/31/23 (Call 10/31/22), (3 mo. LIBOR US + 1.230%)(a)	36,332	36,972,533
3.47%, 03/04/21, (3 mo. LIBOR US + 1.340%)(a)(b)	43,538	44,141,437
Series N, 2.62%, 01/30/20, (3 mo. LIBOR US + 0.680%)(a)(b)	23,505	23,540,493
Wells Fargo Bank N.A.
2.23%, 01/15/20, (3 mo. LIBOR US + 0.230%)(a)	15,130	15,138,775
2.31%, 01/15/21, (3 mo. LIBOR US + 0.310%)(a)(b)	20,005	20,033,807
2.43%, 07/23/21 (Call 07/23/20), (3 mo. LIBOR US + 0.500%)(a)	36,055	36,111,967
2.46%, 10/22/21 (Call 09/21/21), (3 mo. LIBOR US + 0.510%)(a)	19,665	19,732,451
2.53%, 05/21/21 (Call 05/21/20), (3 mo. LIBOR US + 0.380%)(a)(b)	10,000	10,007,200
2.80%, 09/09/22 (Call 09/09/21), (3 mo. LIBOR US + 0.660%)(a)	10,200	10,241,106
Westpac Banking Corp.
2.28%, 01/25/21, (3 mo. LIBOR US + 0.340%)(a)(b)	14,488	14,514,368
2.44%, 05/15/20, (3 mo. LIBOR US + 0.280%)(a)	8,768	8,778,346
2.54%, 03/06/20, (3 mo. LIBOR US + 0.430%)(a)(b)	5,660	5,668,150
2.55%, 01/11/23, (3 mo. LIBOR US + 0.570%)(a)(b)	14,502	14,543,621
2.81%, 06/28/22, (3 mo. LIBOR US + 0.710%)(a)(b)	10,455	10,549,931
2.83%, 01/11/22, (3 mo. LIBOR US + 0.850%)(a)	4,631	4,682,265
2.88%, 05/15/23, (3 mo. LIBOR US + 0.720%)(a)(b)	23,365	23,545,378
2.90%, 02/26/24, (3 mo. LIBOR US + 0.770%)(a)(b)	9,575	9,651,600
2.97%, 08/19/21, (3 mo. LIBOR US + 0.850%)(a)(b)	9,469	9,572,591

		5,065,377,163

Beverages — 0.3%
Constellation Brands Inc., 2.86%, 11/15/21 (Call 12/02/19), (3 mo. LIBOR US + 0.700%)(a)	11,040	11,043,533
Diageo Capital PLC, 2.36%, 05/18/20, (3 mo. LIBOR US + 0.240%)(a)	12,705	12,713,639
PepsiCo Inc., 2.63%, 05/02/22, (3 mo. LIBOR US + 0.365%)(a)(b)	4,272	4,285,585

		28,042,757

Biotechnology — 0.1%
Amgen Inc., 2.63%, 05/11/20, (3 mo. LIBOR US + 0.450%)(a)(b)	11,116	11,130,228

Building Materials — 0.2%
Martin Marietta Materials Inc.
2.66%, 12/20/19, (3 mo. LIBOR US + 0.500%)(a)	3,505	3,507,348
2.80%, 05/22/20, (3 mo. LIBOR US + 0.650%)(a)(b)	3,237	3,241,791
Vulcan Materials Co., 2.78%, 03/01/21, (3 mo. LIBOR US + 0.650%)(a)	15,464	15,497,248

		22,246,387

Chemicals — 0.2%
DuPont de Nemours Inc.
2.87%, 11/15/20, (3 mo. LIBOR US + 0.710%)(a)(b)	6,960	6,994,313
3.27%, 11/15/23, (3 mo. LIBOR US + 1.110%)(a)	10,200	10,396,962

		17,391,275

Security	Par (000)	Value

Commercial Services — 0.0%
Equifax Inc., 3.03%, 08/15/21, (3 mo. LIBOR US + 0.870%)(a)(b)	$3,855	$3,860,590
Korea Expressway Corp., 2.67%, 04/20/20, (3 mo. LIBOR US + 0.700%)(a)(d)	700	701,127

		4,561,717

Computers — 2.3%
Apple Inc.
2.25%, 05/11/20, (3 mo. LIBOR US + 0.070%)(a)(b)	12,646	12,647,391
2.41%, 02/07/20, (3 mo. LIBOR US + 0.200%)(a)(b)	150	150,066
2.43%, 02/07/20, (3 mo. LIBOR US + 0.250%)(a)	13,960	13,968,236
2.48%, 05/06/20, (3 mo. LIBOR US + 0.300%)(a)(b)	8,319	8,330,147
2.53%, 05/11/22, (3 mo. LIBOR US + 0.350%)(a)	24,420	24,531,355
2.68%, 02/09/22, (3 mo. LIBOR US + 0.500%)(a)(b)	24,786	24,978,339
3.28%, 02/23/21, (3 mo. LIBOR US + 1.130%)(a)(b)	13,585	13,767,175
DXC Technology Co., 3.08%, 03/01/21 (Call 11/12/19), (3 mo. LIBOR US + 0.950%)(a)(b)	7,198	7,205,414
Hewlett Packard Enterprise Co., 2.76%, 10/05/21 (Call 11/15/19), (3 mo. LIBOR US + 0.720%)(a)	16,132	16,128,774
IBM Credit LLC
2.23%, 01/20/21, (3 mo. LIBOR US + 0.260%)(a)	20,523	20,565,483
2.45%, 02/05/21, (3 mo. LIBOR US + 0.160%)(a)	28,080	28,086,178
2.59%, 11/30/20, (3 mo. LIBOR US + 0.470%)(a)	33,525	33,665,470
International Business Machines Corp.
2.17%, 01/27/20, (3 mo. LIBOR US + 0.230%)(a)(b)	14,480	14,488,398
2.82%, 11/06/21, (3 mo. LIBOR US + 0.580%)(a)(b)	7,100	7,139,334

		225,651,760

Cosmetics & Personal Care — 0.0%
Procter & Gamble Co. (The), 2.52%, 11/01/19, (3 mo. LIBOR US + 0.270%)(a)(b)	3,728	3,728,000

Diversified Financial Services — 2.4%
American Express Co.
2.27%, 10/30/20 (Call 09/29/20), (3 mo. LIBOR US + 0.330%)(a)	15,169	15,188,416
2.52%, 08/01/22 (Call 07/01/22), (3 mo. LIBOR US + 0.610%)(a)(b)	11,995	12,065,051
2.65%, 05/17/21 (Call 04/17/21), (3 mo. LIBOR US + 0.525%)(a)	23,155	23,228,401
2.65%, 08/03/23 (Call 07/03/23), (3 mo. LIBOR US + 0.750%)(a)(b)	13,119	13,178,036
2.76%, 05/20/22 (Call 04/19/22), (3 mo. LIBOR US + 0.620%)(a)(b)	14,350	14,401,804
2.78%, 02/27/23 (Call 01/27/23), (3 mo. LIBOR US + 0.650%)(a)	18,315	18,376,905
2.89%, 11/05/21 (Call 10/05/21), (3 mo. LIBOR US + 0.600%)(a)	4,703	4,727,973
American Express Credit Corp.
2.57%, 03/03/20 (Call 02/03/20), (3 mo. LIBOR US + 0.430%)(a)	5,628	5,633,515
2.84%, 03/03/22 (Call 02/03/22), (3 mo. LIBOR US + 0.700%)(a)	8,846	8,902,172
2.86%, 05/26/20 (Call 04/25/20), (3 mo. LIBOR US + 0.730%)(a)	9,307	9,337,062
Series F, 3.17%, 09/14/20 (Call 09/14/20), (3 mo. LIBOR US + 1.050%)(a)(b)	12,369	12,456,201
BOC Aviation Ltd.
2.96%, 05/02/21, (3 mo. LIBOR US + 1.050%)(a)(d)	6,845	6,874,776
3.24%, 09/26/23 (Call 08/27/23), (3 mo. LIBOR US + 1.125%)(a)(d)	13,200	13,279,464

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2019	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Capital One Financial Corp.
2.39%, 10/30/20 (Call 09/30/20), (3 mo. LIBOR US + 0.450%)(a)	$10,020	$10,039,339
2.66%, 01/30/23 (Call 12/30/22), (3 mo. LIBOR US + 0.720%)(a)	13,035	13,011,798
2.94%, 05/12/20 (Call 04/12/20), (3 mo. LIBOR US + 0.760%)(a)(b)	7,310	7,329,152
3.05%, 03/09/22 (Call 02/09/22), (3 mo. LIBOR US + 0.950%)(a)	7,688	7,757,269
Charles Schwab Corp. (The), 2.47%, 05/21/21 (Call 04/21/21), (3 mo. LIBOR US + 0.320%)(a)(b)	21,084	21,102,343
CPPIB Capital Inc., 2.11%, 12/27/19, (3 mo. LIBOR US + 0.010%)(a)(c)	970	970,349
TD Ameritrade Holding Corp., 2.34%, 11/01/21 (Call 10/01/21), (3 mo. LIBOR US + 0.430%)(a)(b)	17,065	17,091,621

		234,951,647

Electric — 1.3%
Consolidated Edison Co. of New York Inc., Series C, 2.51%, 06/25/21, (3 mo. LIBOR US + 0.400%)(a)	22,007	22,082,264
Dominion Energy Inc., 2.54%, 12/01/20, (3 mo. LIBOR US + 0.400%)(a)(c)	1,000	1,001,150
Duke Energy Corp.
2.68%, 05/14/21, (3 mo. LIBOR US + 0.500%)(a)(b)(c)	785	787,724
2.79%, 03/11/22, (3 mo. LIBOR US + 0.650%)(a)	760	763,192
Duke Energy Progress LLC, 2.28%, 09/08/20, (3 mo. LIBOR US + 0.180%)(a)	12,641	12,650,101
Florida Power & Light Co., 2.64%, 05/06/22 (Call 11/06/19), (3 mo. LIBOR US + 0.400%)(a)	18,920	18,920,000
Mississippi Power Co., 2.75%, 03/27/20 (Call 12/02/19), (3 mo. LIBOR US + 0.650%)(a)(b)	1,475	1,470,029
National Rural Utilities Cooperative Finance Corp., 2.48%, 06/30/21, (3 mo. LIBOR US + 0.375%)(a)(b)	6,130	6,146,306
NextEra Energy Capital Holdings Inc.
2.54%, 08/21/20 (Call 12/02/19), (3 mo. LIBOR US + 0.400%)(a)	110	109,974
2.69%, 08/28/21 (Call 12/02/19), (3 mo. LIBOR US + 0.550%)(a)(b)	8,215	8,212,782
2.85%, 02/25/22, (3 mo. LIBOR US + 0.720%)(a)(b)	7,915	7,975,866
Sempra Energy
2.50%, 01/15/21 (Call 12/02/19), (3 mo. LIBOR US + 0.500%)(a)	11,823	11,819,217
2.57%, 03/15/21, (3 mo. LIBOR US + 0.450%)(a)	11,378	11,353,537
Southern Power Co., 2.71%, 12/20/20 (Call 12/02/19), (3 mo. LIBOR US + 0.550%)(a)(b)(c)	21,355	21,350,943

		124,643,085

Electronics — 0.0%
Tyco Electronics Group SA, 2.58%, 06/05/20, (3 mo. LIBOR US + 0.450%)(a)	1,515	1,516,970

Food — 1.1%
Campbell Soup Co.
2.62%, 03/16/20, (3 mo. LIBOR US + 0.500%)(a)	7,624	7,629,260
2.75%, 03/15/21, (3 mo. LIBOR US + 0.630%)(a)	13,440	13,458,682
Conagra Brands Inc.
2.51%, 10/09/20, (3 mo. LIBOR US + 0.500%)(a)(b)	13,655	13,664,695
2.70%, 10/22/20 (Call 11/12/19), (3 mo. LIBOR US + 0.750%)(a)	680	680,048
General Mills Inc.
2.54%, 04/16/21, (3 mo. LIBOR US + 0.540%)(a)(b)	17,435	17,483,295
3.01%, 10/17/23, (3 mo. LIBOR US + 1.010%)(a)(b)	12,261	12,392,806

Security	Par (000)	Value

Food (continued)
Kraft Heinz Foods Co.
2.75%, 02/10/21, (3 mo. LIBOR US + 0.570%)(a)	$10,431	$10,413,997
3.00%, 08/10/22, (3 mo. LIBOR US + 0.820%)(a)	14,290	14,293,858
Tyson Foods Inc.
2.60%, 08/21/20, (3 mo. LIBOR US + 0.450%)(a)	10,405	10,413,636
2.68%, 06/02/20, (3 mo. LIBOR US + 0.550%)(a)	9,140	9,153,619

		109,583,896

Gas — 0.1%
Dominion Energy Gas Holdings LLC, Series A, 2.72%, 06/15/21, (3 mo. LIBOR US + 0.600%)(a)	1,948	1,958,305
WGL Holdings Inc., 2.52%, 11/29/19, (3 mo. LIBOR US + 0.400%)(a)	3,235	3,234,644

		5,192,949

Health Care – Products — 0.5%
Becton Dickinson and Co.
2.98%, 12/29/20 (Call 12/02/19), (3 mo. LIBOR US + 0.875%)(a)	14,624	14,630,581
3.14%, 06/06/22, (3 mo. LIBOR US + 1.030%)(a)(b)	18,850	18,949,717
Medtronic Inc., 2.92%, 03/15/20, (3 mo. LIBOR US + 0.800%)(a)	10,376	10,404,949
Zimmer Biomet Holdings Inc., 2.91%, 03/19/21 (Call 11/15/19), (3 mo. LIBOR US + 0.750%)(a)(b)	7,695	7,692,922

		51,678,169

Health Care – Services — 0.1%
UnitedHealth Group Inc.
2.07%, 10/15/20, (3 mo. LIBOR US + 0.070%)(a)(b)	8,040	8,030,754
2.38%, 06/15/21, (3 mo. LIBOR US + 0.260%)(a)	5,580	5,575,815

		13,606,569

Household Products & Wares — 0.1%
Reckitt Benckiser Treasury Services PLC, 2.69%, 06/24/22, (3 mo. LIBOR US + 0.560%)(a)(c)	9,295	9,307,269

Insurance — 2.0%
AIA Group Ltd., 2.68%, 09/20/21 (Call 08/20/21), (3 mo. LIBOR US + 0.520%)(a)(b)(c)	11,240	11,248,880
Athene Global Funding
3.11%, 04/20/20, (3 mo. LIBOR US + 1.140%)(a)(b)(c)	5,890	5,913,560
3.32%, 07/01/22, (3 mo. LIBOR US + 1.230%)(a)(b)(c)	11,481	11,614,294
Berkshire Hathaway Finance Corp., 2.33%, 01/10/20, (3 mo. LIBOR US + 0.320%)(a)(b)	5,004	5,007,253
Jackson National Life Global Funding
2.24%, 04/27/20, (3 mo. LIBOR US + 0.300%)(a)(b)(c)	6,000	6,007,020
2.30%, 10/15/20, (3 mo. LIBOR US + 0.300%)(a)(b)(c)	8,140	8,146,349
2.62%, 06/11/21, (3 mo. LIBOR US + 0.480%)(a)(b)(c)	4,900	4,916,366
2.83%, 06/27/22, (3 mo. LIBOR US + 0.730%)(a)(b)(c)	25,705	25,912,696
Marsh & McLennan Companies Inc., 3.30%, 12/29/21 (Call 12/29/19), (3 mo. LIBOR US + 1.200%)(a)	3,985	3,984,004
Metropolitan Life Global Funding I
2.26%, 01/08/21, (3 mo. LIBOR US + 0.230%)(a)(c)	10,645	10,655,432
2.39%, 09/07/20, (3 mo. LIBOR US + 0.570%)(a)(c)	7,160	7,177,470
2.53%, 06/12/20, (3 mo. LIBOR US + 0.400%)(a)(b)(c)	15,485	15,516,434
New York Life Global Funding
2.07%, 01/21/20, (3 mo. LIBOR US + 0.100%)(a)(b)(c)	12,330	12,333,822
2.22%, 01/28/21, (3 mo. LIBOR US + 0.280%)(a)(b)(c)	5,640	5,649,137
2.26%, 10/01/20, (3 mo. LIBOR US + 0.160%)(a)(c)	18,010	18,027,830
2.28%, 04/09/20, (3 mo. LIBOR US + 0.270%)(a)(c)	9,600	9,612,864
2.44%, 07/12/22, (3 mo. LIBOR US + 0.440%)(a)(b)(c)	11,380	11,372,148
2.56%, 08/06/21, (3 mo. LIBOR US + 0.320%)(a)(c)	9,035	9,050,179
2.65%, 06/10/22, (3 mo. LIBOR US + 0.520%)(a)(b)(c)	12,540	12,581,257

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Principal Life Global Funding II
2.41%, 06/26/20, (3 mo. LIBOR US + 0.300%)(a)(b)(c)	$3,735	$3,742,059
2.47%, 03/02/21, (3 mo. LIBOR US + 0.330%)(a)(c)	409	409,184
Protective Life Global Funding
2.37%, 07/13/20, (3 mo. LIBOR US + 0.370%)(a)(b)(c)	2,010	2,013,980
2.62%, 06/28/21, (3 mo. LIBOR US + 0.520%)(a)(c)	690	693,257

		201,585,475

Internet — 0.3%
eBay Inc., 2.81%, 01/30/23, (3 mo. LIBOR US + 0.870%)(a)	11,589	11,629,330
Tencent Holdings Ltd.
2.57%, 01/19/23, (3 mo. LIBOR US + 0.605%)(a)(d)	8,860	8,809,941
2.89%, 04/11/24, (3 mo. LIBOR US + 0.910%)(a)(b)(d)	4,400	4,405,984

		24,845,255

Lodging — 0.0%
Marriott International Inc./MD 2.75%, 03/08/21, (3 mo. LIBOR US + 0.650%)(a)	700	702,632
Series Y, 2.74%, 12/01/20, (3 mo. LIBOR US + 0.600%)(a)	820	822,673

		1,525,305

Machinery — 2.1%
Caterpillar Financial Services Corp.
2.25%, 11/29/19, (3 mo. LIBOR US + 0.130%)(a)	16,281	16,285,559
2.34%, 05/15/20, (3 mo. LIBOR US + 0.180%)(a)(b)	22,862	22,876,174
2.35%, 03/15/21, (3 mo. LIBOR US + 0.230%)(a)	24,399	24,412,420
2.38%, 08/26/20, (3 mo. LIBOR US + 0.250%)(a)(b)	2,620	2,622,332
2.38%, 09/07/21, (3 mo. LIBOR US + 0.280%)(a)	6,975	6,976,046
2.42%, 09/04/20, (3 mo. LIBOR US + 0.290%)(a)(b)	14,195	14,211,466
2.45%, 12/07/20, (3 mo. LIBOR US + 0.350%)(a)(b)	3,715	3,722,541
2.52%, 01/10/20, (3 mo. LIBOR US + 0.510%)(a)(b)	19,073	19,093,027
Series I, 2.51%, 05/17/21, (3 mo. LIBOR US + 0.390%)(a)(b)	9,770	9,788,661
John Deere Capital Corp.
2.18%, 10/09/20, (3 mo. LIBOR US + 0.170%)(a)	2,340	2,342,410
2.19%, 01/08/21, (3 mo. LIBOR US + 0.160%)(a)(b)	1,960	1,959,510
2.22%, 01/07/20, (3 mo. LIBOR US + 0.180%)(a)	6,785	6,788,121
2.37%, 03/12/21, (3 mo. LIBOR US + 0.240%)(a)(b)	12,920	12,926,977
2.39%, 09/10/21, (3 mo. LIBOR US + 0.260%)(a)	1,785	1,785,643
2.43%, 03/13/20, (3 mo. LIBOR US + 0.300%)(a)(b)	6,927	6,934,897
2.43%, 07/10/20, (3 mo. LIBOR US + 0.420%)(a)(b)	5,265	5,277,320
2.45%, 06/22/20, (3 mo. LIBOR US + 0.290%)(a)(b)	7,505	7,514,306
2.50%, 06/07/21, (3 mo. LIBOR US + 0.400%)(a)(b)	3,915	3,927,880
2.58%, 09/08/22, (3 mo. LIBOR US + 0.480%)(a)(b)	16,840	16,873,006
2.65%, 06/07/23, (3 mo. LIBOR US + 0.550%)(a)(b)	12,520	12,541,785
Wabtec Corp., 3.42%, 09/15/21 (Call 11/15/19), (3 mo. LIBOR US + 1.050%)(a)(b)	4,945	4,947,423

		203,807,504

Manufacturing — 0.6%
3M Co., 2.48%, 02/14/24 (Call 01/14/24), (3 mo. LIBOR US + 0.300%)(a)(b)	3,234	3,216,827
General Electric Co.
2.63%, 01/09/20 (Call 12/09/19), (3 mo. LIBOR US + 0.620%)(a)(b)	6,896	6,898,207
3.00%, 04/15/23, (3 mo. LIBOR US + 1.000%)(a)	4,450	4,406,702
3.12%, 03/15/23, (3 mo. LIBOR US + 1.000%)(a)	10,398	10,320,951
Siemens Financieringsmaatschappij NV
2.46%, 03/16/20, (3 mo. LIBOR US + 0.340%)(a)(c)	12,175	12,190,219
2.73%, 03/16/22, (3 mo. LIBOR US + 0.610%)(a)(b)(c)	19,605	19,685,184

Security	Par (000)	Value

Manufacturing (continued)
Textron Inc., 2.73%, 11/10/20 (Call 11/12/19), (3 mo. LIBOR US + 0.550%)(a)(b)	$2,878	$2,873,165

		59,591,255

Media — 1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.56%, 02/01/24 (Call 01/01/24), (3 mo. LIBOR US + 1.650%)(a)	14,535	14,947,358
Comcast Corp.
2.43%, 10/01/20, (3 mo. LIBOR US + 0.330%)(a)(b)	24,815	24,877,286
2.54%, 10/01/21, (3 mo. LIBOR US + 0.440%)(a)(b)	34,670	34,853,058
2.63%, 04/15/24, (3 mo. LIBOR US + 0.630%)(a)	9,545	9,625,178
NBCUniversal Enterprise Inc., 2.50%, 04/01/21, (3 mo. LIBOR US + 0.400%)(a)(c)	30,215	30,313,501
TWDC Enterprises 18 Corp.
2.26%, 03/04/20, (3 mo. LIBOR US + 0.130%)(a)(b)	8,873	8,877,880
2.32%, 06/05/20, (3 mo. LIBOR US + 0.190%)(a)(b)	13,764	13,777,626
2.52%, 03/04/22, (3 mo. LIBOR US + 0.390%)(a)(b)	9,714	9,761,987
Walt Disney Co. (The)
2.36%, 09/01/21, (3 mo. LIBOR US + 0.250%)(a)(b)	165	165,417
2.50%, 09/01/22, (3 mo. LIBOR US + 0.390%)(a)	9,400	9,460,818

		156,660,109

Oil & Gas — 2.1%
BP Capital Markets PLC, 2.38%, 11/24/20, (3 mo. LIBOR US + 0.250%)(a)(b)	4,995	5,003,092
Chevron Corp.
2.35%, 03/03/20, (3 mo. LIBOR US + 0.210%)(a)(b)	9,754	9,760,438
2.57%, 11/15/19, (3 mo. LIBOR US + 0.410%)(a)	13,027	13,030,126
2.62%, 03/03/22, (3 mo. LIBOR US + 0.480%)(a)(b)	8,213	8,254,886
2.66%, 03/03/22, (3 mo. LIBOR US + 0.530%)(a)	11,730	11,804,251
2.69%, 11/15/21, (3 mo. LIBOR US + 0.530%)(a)(b)	766	771,868
ConocoPhillips Co., 3.06%, 05/15/22, (3 mo. LIBOR US + 0.900%)(a)	12,316	12,472,660
EQT Corp., 2.87%, 10/01/20 (Call 11/18/19), (3 mo. LIBOR US + 0.770%)(a)	14,305	14,279,394
Exxon Mobil Corp.
2.48%, 03/06/22, (3 mo. LIBOR US + 0.370%)(a)(b)	14,175	14,248,427
2.50%, 08/16/22, (3 mo. LIBOR US + 0.330%)(a)(b)	10,785	10,840,327
Occidental Petroleum Corp.
3.14%, 02/08/21, (3 mo. LIBOR US + 0.950%)(a)	4,650	4,681,574
3.44%, 08/13/21 (Call 08/13/20), (3 mo. LIBOR US + 1.250%)(a)	5,640	5,675,983
3.64%, 08/15/22 (Call 08/15/20), (3 mo. LIBOR US + 1.450%)(a)	25,670	25,841,989
Petroleos Mexicanos, 5.79%, 03/11/22, (3 mo. LIBOR US + 3.650%)(a)(b)	27,589	28,779,741
Phillips 66
2.73%, 02/26/21 (Call 11/15/19), (3 mo. LIBOR US + 0.600%)(a)(b)	12,471	12,472,122
2.75%, 04/15/20 (Call 12/02/19), (3 mo. LIBOR US + 0.750%)(a)(b)(c)	6,390	6,392,428
Shell International Finance BV
2.58%, 11/13/23, (3 mo. LIBOR US + 0.400%)(a)(b)	14,689	14,695,463
2.63%, 05/11/20, (3 mo. LIBOR US + 0.450%)(a)(b)	12,214	12,242,703

		211,247,472

Pharmaceuticals — 2.5%
Allergan Funding SCS, 3.39%, 03/12/20, (3 mo. LIBOR US + 1.255%)(a)(b)	10,585	10,624,270

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) October 31, 2019	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
AstraZeneca PLC
2.75%, 06/10/22, (3 mo. LIBOR US + 0.620%)(a)(b)	$2,300	$2,304,370
2.79%, 08/17/23, (3 mo. LIBOR US + 0.665%)(a)(b)	18,045	18,073,331
Bayer U.S. Finance II LLC
2.74%, 06/25/21 (Call 05/25/21), (3 mo. LIBOR US + 0.630%)(a)(b)(c)	26,905	26,971,993
3.13%, 12/15/23 (Call 11/15/23), (3 mo. LIBOR US + 1.010%)(a)(c)	26,260	26,342,194
Bristol-Myers Squibb Co.
2.37%, 11/16/20, (3 mo. LIBOR US + 0.200%)(a)(c)	285	285,433
2.55%, 05/16/22, (3 mo. LIBOR US + 0.380%)(a)(c)	5,270	5,274,743
Cardinal Health Inc., 2.89%, 06/15/22, (3 mo. LIBOR US + 0.770%)(a)(b)	8,209	8,230,672
Cigna Corp.
2.49%, 03/17/20, (3 mo. LIBOR US + 0.350%)(a)	19,790	19,802,666
2.89%, 07/15/23 (Call 06/15/23), (3 mo. LIBOR US + 0.890%)(a)	24,315	24,375,544
Series WI, 2.79%, 09/17/21 (Call 11/18/19), (3 mo. LIBOR US + 0.650%)(a)	18,055	18,056,986
CVS Health Corp.
2.73%, 03/09/20, (3 mo. LIBOR US + 0.630%)(a)	817	818,536
2.82%, 03/09/21, (3 mo. LIBOR US + 0.720%)(a)(b)	19,528	19,633,451
Express Scripts Holding Co., 2.87%, 11/30/20 (Call 11/15/19), (3 mo. LIBOR US + 0.750%)(a)(b)	11,952	11,949,968
GlaxoSmithKline Capital PLC, 2.53%, 05/14/21, (3 mo. LIBOR US + 0.350%)(a)(b)	17,195	17,231,453
Merck & Co. Inc., 2.56%, 02/10/20, (3 mo. LIBOR US + 0.375%)(a)	21,740	21,758,262
Pfizer Inc., 2.45%, 09/15/23, (3 mo. LIBOR US + 0.330%)(a)(b)	11,320	11,309,586
Zoetis Inc., 2.58%, 08/20/21, (3 mo. LIBOR US + 0.440%)(a)	10,165	10,169,574

		253,213,032

Pipelines — 0.5%
Enbridge Inc.
2.41%, 01/10/20, (3 mo. LIBOR US + 0.400%)(a)	15,800	15,808,216
2.82%, 06/15/20, (3 mo. LIBOR US + 0.700%)(a)	6,413	6,428,519
MPLX LP
3.00%, 09/09/21 (Call 09/09/20), (3 mo. LIBOR US + 0.900%)(a)	120	120,749
3.20%, 09/09/22 (Call 09/10/20), (3 mo. LIBOR US + 1.100%)(a)	11,660	11,702,676
Spectra Energy Partners LP, 2.83%, 06/05/20, (3 mo. LIBOR US + 0.700%)(a)(b)	5,135	5,146,451
TransCanada PipeLines Ltd., 2.43%, 11/15/19, (3 mo. LIBOR US + 0.275%)(a)(b)	6,361	6,362,145

		45,568,756

Real Estate Investment Trusts — 0.1%
AvalonBay Communities Inc., 2.43%, 01/15/21 (Call 11/15/19), (3 mo. LIBOR US + 0.430%)(a)(b)	5,865	5,862,830
SL Green Operating Partnership LP, 3.15%, 08/16/21 (Call 11/15/19), (3 mo. LIBOR US + 0.980%)(a)	1,230	1,229,975

		7,092,805

Retail — 0.7%
Dollar Tree Inc., 2.70%, 04/17/20 (Call 11/15/19), (3 mo. LIBOR US + 0.700%)(a)	12,066	12,067,689
Home Depot Inc. (The)
2.28%, 06/05/20, (3 mo. LIBOR US + 0.150%)(a)	8,847	8,853,724
2.45%, 03/01/22, (3 mo. LIBOR US + 0.310%)(a)	10,610	10,634,615

Security	Par (000)	Value

Retail (continued)
McDonald’s Corp., 2.37%, 10/28/21, (3 mo. LIBOR US + 0.430%)(a)(b)	$5,274	$5,258,231
Walmart Inc.
2.20%, 06/23/20, (3 mo. LIBOR US + 0.040%)(a)(b)	13,930	13,935,154
2.39%, 06/23/21, (3 mo. LIBOR US + 0.230%)(a)	16,665	16,715,495

		67,464,908

Semiconductors — 0.4%
Intel Corp.
2.26%, 05/11/20, (3 mo. LIBOR US + 0.080%)(a)	12,345	12,347,839
2.53%, 05/11/22, (3 mo. LIBOR US + 0.350%)(a)	19,133	19,209,915
QUALCOMM Inc., 2.67%, 01/30/23, (3 mo. LIBOR US + 0.730%)(a)	12,589	12,693,111

		44,250,865

Telecommunications — 2.8%
AT&T Inc.
2.65%, 01/15/20, (3 mo. LIBOR US + 0.650%)(a)	23,156	23,186,797
2.89%, 06/01/21, (3 mo. LIBOR US + 0.750%)(a)	25,521	25,667,746
2.95%, 07/15/21, (3 mo. LIBOR US + 0.950%)(a)	48,483	48,972,678
3.03%, 06/30/20, (3 mo. LIBOR US + 0.930%)(a)	22,304	22,417,081
3.31%, 06/12/24, (3 mo. LIBOR US + 1.180%)(a)	68,955	70,129,993
Deutsche Telekom International Finance BV, 2.58%, 01/17/20, (3 mo. LIBOR US + 0.580%)(a)(c)	10,970	10,979,654
Verizon Communications Inc.
2.70%, 05/22/20, (3 mo. LIBOR US + 0.550%)(a)(b)	21,577	21,629,864
3.12%, 03/16/22, (3 mo. LIBOR US + 1.000%)(a)	31,129	31,609,632
Vodafone Group PLC, 2.99%, 01/16/24, (3 mo. LIBOR US + 0.990%)(a)(b)	26,560	26,829,053

		281,422,498

Transportation — 0.3%
United Parcel Service Inc.
2.25%, 04/01/21, (3 mo. LIBOR US + 0.150%)(a)(b)	11,795	11,796,533
2.55%, 05/16/22, (3 mo. LIBOR US + 0.380%)(a)(b)	14,572	14,631,308
2.55%, 04/01/23, (3 mo. LIBOR US + 0.450%)(a)	6,020	6,042,154

		32,469,995

Trucking & Leasing — 0.0%
Aviation Capital Group LLC
2.61%, 07/30/21, (3 mo. LIBOR US + 0.670%)(a)(b)(c)	510	508,649
3.08%, 06/01/21, (3 mo. LIBOR US + 0.950%)(a)(c)	440	440,972
GATX Corp., 3.01%, 11/05/21, (3 mo. LIBOR US + 0.720%)(a)(b)	2,955	2,967,381

		3,917,002

Total Corporate Bonds & Notes — 84.3% (Cost: $8,364,180,653)		8,382,809,424

Foreign Government Obligations(f)

Canada — 0.2%
CPPIB Capital Inc., 2.03%, 10/16/20, (3 mo. LIBOR US + 0.030%)(a)(c)	1,750	1,750,402
Export Development Canada
2.28%, 11/23/20, (3 mo. LIBOR US + 0.130%)(a)(c)	13,610	13,627,421
2.46%, 03/02/20, (3 mo. LIBOR US + 0.320%)(a)(c)	20	20,025
Province of Quebec Canada, 2.29%, 09/21/20, (3 mo. LIBOR US + 0.130%)(a)	7,420	7,427,791

		22,825,639

Finland — 0.4%
Municipality Finance PLC 1.95%, 10/26/20, (3 mo. LIBOR US + 0.010%)(a)(c)	660	659,921

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Finland (continued)
2.17%, 02/17/21, (3 mo. LIBOR US + 0.050%)(a)(c)	$10,270	$10,271,746
2.38%, 02/07/20, (3 mo. LIBOR US + 0.170%)(a)(c)	33,005	33,019,852

		43,951,519

Japan — 0.5%
Japan Bank for International Cooperation
2.36%, 07/21/20, (3 mo. LIBOR US + 0.390%)(a)	18,250	18,291,610
2.62%, 06/01/20, (3 mo. LIBOR US + 0.480%)(a)	13,185	13,216,249
2.70%, 02/24/20, (3 mo. LIBOR US + 0.570%)(a)	13,360	13,383,246

		44,891,105

Norway — 1.1%
Kommunalbanken AS
2.04%, 04/15/21, (3 mo. LIBOR US + 0.040%)(a)(c)	400	399,920
2.17%, 03/12/21, (3 mo. LIBOR US + 0.040%)(a)(c)	34,410	34,419,291
2.21%, 03/17/20, (3 mo. LIBOR US + 0.070%)(a)(c)	23,900	23,912,189
2.23%, 09/08/21, (3 mo. LIBOR US + 0.130%)(a)(c)	27,610	27,634,021
2.45%, 06/16/20, (3 mo. LIBOR US + 0.330%)(a)(c)	20,828	20,872,155

		107,237,576

South Korea — 0.6%
Export-Import Bank of Korea
2.63%, 06/25/22, (3 mo. LIBOR US + 0.525%)(a)	7,400	7,417,982
2.71%, 06/01/21, (3 mo. LIBOR US + 0.575%)(a)(b)	3,530	3,539,213
2.83%, 11/01/22, (3 mo. LIBOR US + 0.925%)(a)(b)	8,560	8,679,412
2.91%, 06/01/23, (3 mo. LIBOR US + 0.775%)(a)	12,450	12,578,982
Series 5, 2.81%, 01/25/22, (3 mo. LIBOR US + 0.875%)(a)(b)	19,360	19,551,858
Korea Development Bank (The)
2.57%, 10/01/22, (3 mo. LIBOR US + 0.475%)(a)	4,200	4,206,510
2.67%, 03/12/21, (3 mo. LIBOR US + 0.550%)(a)	1,120	1,122,251

		57,096,208

Supranational — 8.2%
African Development Bank, 2.31%, 06/15/20, (3 mo. LIBOR US + 0.190%)(a)	10,615	10,629,649
Asian Development Bank
2.13%, 12/15/21, (3 mo. LIBOR US + 0.010%)(a)(b)	72,959	72,960,459
2.17%, 03/16/21, (3 mo. LIBOR US + 0.050%)(a)(b)	23,055	23,070,677
2.31%, 06/16/21, (3 mo. LIBOR US + 0.190%)(a)	54,720	54,868,291
2.45%, 02/26/20, (3 mo. LIBOR US + 0.320%)(a)(b)	25,104	25,133,874
European Bank for Reconstruction & Development
2.12%, 01/10/20, (3 mo. LIBOR US + 0.110%)(a)	14,653	14,659,887
2.13%, 11/19/20, (3 mo. LIBOR US + 0.010%)(a)	4,030	4,029,919
2.16%, 03/23/20, (3 mo. LIBOR US)(a)(b)	20,110	20,117,240
2.19%, 05/11/22, (3 mo. LIBOR US + 0.010%)(a)	17,230	17,220,696
European Investment Bank
2.04%, 01/27/20, (3 mo. LIBOR US + 0.100%)(a)(c)	8,415	8,417,609
2.07%, 01/19/23, (3 mo. LIBOR US + 0.100%)(a)(c)	16,730	16,753,422
2.24%, 03/24/21, (3 mo. LIBOR US + 0.110%)(a)(c)	32,235	32,279,162
Inter-American Development Bank
1.92%, 10/25/21, (3 mo. LIBOR US - 0.020%)(a)	48,130	48,060,693
1.94%, 10/09/20, (3 mo. LIBOR US)(a)	45,084	45,062,810
2.00%, 01/15/22, (3 mo. LIBOR US)(a)(b)	8,130	8,118,455
2.01%, 07/15/20, (3 mo. LIBOR US + 0.010%)(a)	31,230	31,236,246
2.07%, 07/15/22, (3 mo. LIBOR US + 0.070%)(a)	63,375	63,404,786
2.20%, 07/15/21, (3 mo. LIBOR US + 0.200%)(a)	64,286	64,471,787
2.22%, 10/15/20, (3 mo. LIBOR US + 0.220%)(a)	25,700	25,752,942

Security	Par/ Shares (000)	Value

Supranational (continued)
2.32%, 04/15/20, (3 mo. LIBOR US + 0.320%)(a)(d)	$18,640	$18,670,942
International Bank for Reconstruction & Development
2.10%, 10/13/20, (3 mo. LIBOR US + 0.100%)(a)	26,697	26,723,163
2.46%, 02/11/21, (3 mo. LIBOR US + 0.280%)(a)	40,785	40,915,920
International Finance Corp.
2.13%, 12/15/20, (3 mo. LIBOR US + 0.010%)(a)(b)	45,120	45,127,219
2.19%, 12/15/22, (3 mo. LIBOR US + 0.070%)(a)(b)	60,153	60,207,138
2.30%, 12/15/21, (3 mo. LIBOR US + 0.180%)(a)(b)	36,237	36,362,380

		814,255,366

Sweden — 0.0%
Svensk Exportkredit AB, 2.17%, 12/14/20, (3 mo. LIBOR US + 0.050%)(a)	3,065	3,065,092

Total Foreign Government Obligations — 11.0% (Cost: $1,093,036,249)		1,093,322,505

U.S. Government Obligations

U.S. Government Obligations — 2.8%
U.S. Treasury Floating Rate Note, 1.68%, 10/31/20, (3 mo. Treasury money market yield + 0.045%)(a)	275,000	274,762,436

Total U.S. Government Obligations — 2.8% (Cost: $274,810,582)		274,762,436

Short-Term Investments

Money Market Funds — 4.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(g)(h)(i)	216,523	216,631,440
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(g)(h)	242,647	242,647,000

		459,278,440

Total Short-Term Investments — 4.6% (Cost: $459,192,555)		459,278,440

Total Investments in Securities — 102.7% (Cost: $10,191,220,039)		10,210,172,805

Other Assets, Less Liabilities — (2.7)%		(269,662,350)

Net Assets — 100.0%		$9,940,510,455

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(f)	U.S. dollar denominated security issued by foreign domiciled entity.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) October 31, 2019	iShares® Floating Rate Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/18 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)		Par/Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	270,591	—		(54,068	)(b)	216,523	$216,631,440	$790,751	(c)	$31,948	$54,573
BlackRock Cash Funds: Treasury, SL Agency Shares	160,265	82,382	(b)	—		242,647	242,647,000	3,787,986		—	—
PNC Bank N.A.
2.20%, 01/22/21(d)	8,600	7,050		(500)		15,150	N/A	306,608		429	16,036
2.44%, 07/27/22(d)	17,600	7,450		(1,250)		23,800	N/A	555,653		(8,379)	116,056
2.48%, 05/19/20(d)	9,395	1,450		(750)		10,095	N/A	258,044		(1,509)	8,395
2.72%, 12/07/18(d)	8,713	—		(8,713)		—	N/A	21,259		2	43

							$459,278,440	$5,720,301		$22,491	$195,103

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$8,382,809,424	$—	$8,382,809,424
Foreign Government Obligations	—	1,093,322,505	—	1,093,322,505
U.S. Government Obligations	—	274,762,436	—	274,762,436
Money Market Funds	459,278,440	—	—	459,278,440

	$459,278,440	$9,750,894,365	$—	$10,210,172,805

See notes to financial statements.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2019

	iShares Aaa - A Rated Corporate Bond ETF	iShares Convertible Bond ETF	iShares Floating Rate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$415,140,802	$402,696,472	$9,750,894,365
Affiliated(c)	27,291,542	3,309,000	459,278,440
Cash	724	114	1,606,061
Receivables:
Investments sold	2,247,360	754,453	1,197,686
Securities lending income — Affiliated	7,706	—	74,799
Capital shares sold	209,920	—	3,937,495
Dividends	2,374	3,338	272,861
Interest	3,553,397	1,525,824	32,801,757

Total assets	448,453,825	408,289,201	10,250,063,464

LIABILITIES
Collateral on securities loaned, at value	25,603,805	—	216,452,661
Payables:
Investments purchased	3,184,786	3,594,186	90,569,022
Capital shares redeemed	—	—	842,115
Investment advisory fees	55,279	67,997	1,689,211

Total liabilities	28,843,870	3,662,183	309,553,009

NET ASSETS	$419,609,955	$404,627,018	$9,940,510,455

NET ASSETS CONSIST OF:
Paid-in capital	$398,899,998	$392,446,344	$9,916,855,334
Accumulated earnings	20,709,957	12,180,674	23,655,121

NET ASSETS	$419,609,955	$404,627,018	$9,940,510,455

Shares outstanding	7,650,000	6,850,000	195,000,000

Net asset value	$54.85	$59.07	$50.98

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$25,045,303	$—	$210,620,987
(b) Investments, at cost — Unaffiliated	$391,611,939	$390,329,604	$9,732,027,484
(c) Investments, at cost — Affiliated	$27,282,208	$3,309,000	$459,192,555

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations

Year Ended October 31, 2019

	iShares Aaa - A Rated Corporate Bond ETF	iShares Convertible Bond ETF	iShares Floating Rate Bond ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$8,266	$—
Dividends — Affiliated	62,943	49,387	3,787,986
Interest — Unaffiliated	10,007,380	6,198,180	313,003,665
Interest — Affiliated	61,307	—	1,141,564
Securities lending income — Affiliated — net	68,709	553	790,751
Other income — Unaffiliated	—	—	18,745

Total investment income	10,200,339	6,256,386	318,742,711

EXPENSES
Investment advisory fees	458,469	672,542	20,992,540

Total expenses	458,469	672,542	20,992,540

Net investment income	9,741,870	5,583,844	297,750,171

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(777,334)	(146,347)	(9,056,382)
Investments — Affiliated	6,476	—	31,948
In-kind redemptions — Unaffiliated	1,044,554	4,432,726	1,001,797
In-kind redemptions — Affiliated	(4,735)	—	(9,457)

Net realized gain (loss)	268,961	4,286,379	(8,032,094)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	30,463,372	20,175,085	10,337,745
Investments — Affiliated	48,790	—	195,103

Net change in unrealized appreciation (depreciation)	30,512,162	20,175,085	10,532,848

Net realized and unrealized gain	30,781,123	24,461,464	2,500,754

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,522,993	$30,045,308	$300,250,925

See notes to financial statements.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Aaa - A Rated Corporate Bond ETF		iShares Convertible Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,741,870	$4,243,221	$5,583,844	$4,738,906
Net realized gain (loss)	268,961	(1,492,322)	4,286,379	33,028,988
Net change in unrealized appreciation (depreciation)	30,512,162	(7,789,131)	20,175,085	(27,358,730)

Net increase (decrease) in net assets resulting from operations	40,522,993	(5,038,232)	30,045,308	10,409,164

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(9,083,591)	(4,127,860)	(13,859,970)	(7,225,667)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	229,549,349	46,441,827	128,711,189	(97,862,849)

NET ASSETS
Total increase (decrease) in net assets	260,988,751	37,275,735	144,896,527	(94,679,352)
Beginning of year	158,621,204	121,345,469	259,730,491	354,409,843

End of year	$419,609,955	$158,621,204	$404,627,018	$259,730,491

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets  (continued)

	iShares Floating Rate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$297,750,171	$207,035,838
Net realized gain (loss)	(8,032,094)	951,196
Net change in unrealized appreciation (depreciation)	10,532,848	(17,894,623)

Net increase in net assets resulting from operations	300,250,925	190,092,411

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(305,308,879)	(187,998,276)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,886,520,589)	5,285,541,175

NET ASSETS
Total increase (decrease) in net assets	(1,891,578,543)	5,287,635,310
Beginning of year	11,832,088,998	6,544,453,688

End of year	$9,940,510,455	$11,832,088,998

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Aaa - A Rated Corporate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$49.57	$52.76	$52.80	$51.32	$51.53

Net investment income(a)	1.68	1.53	1.40	1.34	1.31
Net realized and unrealized gain (loss)(b)	5.25	(3.23)	(0.08)	1.70	(0.23)

Net increase (decrease) from investment operations	6.93	(1.70)	1.32	3.04	1.08

Distributions(c)
From net investment income	(1.65)	(1.49)	(1.36)	(1.56)	(1.29)

Total distributions	(1.65)	(1.49)	(1.36)	(1.56)	(1.29)

Net asset value, end of year	$54.85	$49.57	$52.76	$52.80	$51.32

Total Return
Based on net asset value	14.22%	(3.27)%	2.57%	6.02%	2.11%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	3.19%	3.00%	2.69%	2.56%	2.53%

Supplemental Data
Net assets, end of year (000)	$419,610	$158,621	$121,345	$105,609	$76,976

Portfolio turnover rate(d)	16%	15%	16%	26%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Convertible Bond ETF

						Period From
	Year Ended	Year Ended		Year Ended	Year Ended	06/02/15	(a)
	10/31/19	10/31/18		10/31/17	10/31/16	to 10/31/15

Net asset value, beginning of period	$55.86	$55.38		$47.01	$46.80	$49.50

Net investment income(b)	0.96	0.93		1.00	0.79	0.30
Net realized and unrealized gain (loss)(c)	4.74	0.87		8.57	1.02		(2.77)

Net increase (decrease) from investment operations	5.70	1.80		9.57	1.81		(2.47)

Distributions(d)
From net investment income	(2.02)	(1.13)		(1.20)	(1.60)		(0.23)
From net realized gain	(0.47)	(0.19)		—	—	—

Total distributions	(2.49)	(1.32)		(1.20)	(1.60)		(0.23)

Net asset value, end of period	$59.07	$55.86		$55.38	$47.01	$46.80

Total Return
Based on net asset value	10.55%	3.26	%(e)	20.63%	3.98%	(4.98	)%(f)

Ratios to Average Net Assets
Total expenses	0.20%	0.20%		0.20%	0.30%	0.35	%(g)

Net investment income	1.66%	1.64%		1.88%	1.75%	1.55	%(g)

Supplemental Data
Net assets, end of period (000)	$404,627	$259,730		$354,410	$14,103	$18,719

Portfolio turnover rate(h)	24%	29%		14%	20%	5	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -1.94%.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Floating Rate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$50.93	$50.93	$50.72	$50.43	$50.74

Net investment income(a)	1.44	1.19	0.73	0.45	0.25
Net realized and unrealized gain (loss)(b)	0.08	(0.13)	0.19	0.24	(0.31)

Net increase (decrease) from investment operations	1.52	1.06	0.92	0.69	(0.06)

Distributions(c)
From net investment income	(1.47)	(1.06)	(0.71)	(0.40)	(0.25)

Total distributions	(1.47)	(1.06)	(0.71)	(0.40)	(0.25)

Net asset value, end of year	$50.98	$50.93	$50.93	$50.72	$50.43

Total Return
Based on net asset value	3.02%	2.11%	1.82%	1.39%	(0.14)%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.84%	2.33%	1.43%	0.89%	0.50%

Supplemental Data
Net assets, end of year (000)	$9,940,510	$11,832,089	$6,544,454	$3,185,003	$3,489,481

Portfolio turnover rate(d)	23%	17%	21%	26%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Aaa - A Rated Corporate Bond	Diversified
Convertible Bond	Diversified
Floating Rate Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Aaa - A Rated Corporate Bond
Barclays Bank PLC	$866,309	$866,309		$—	$—
Barclays Capital Inc.	482,884	482,884		—	—
BNP Paribas Prime Brokerage International Ltd.	1,396,117	1,396,117		—	—
BofA Securities, Inc.	1,353,698	1,353,698		—	—
Citadel Clearing LLC	320,064	320,064		—	—
Citigroup Global Markets Inc.	937,278	937,278		—	—
Credit Suisse Securities (USA) LLC	890,034	890,034		—	—
Deutsche Bank Securities Inc.	118,307	118,307		—	—
HSBC Securities (USA) Inc.	3,283,927	3,283,927		—	—
JPMorgan Securities LLC	6,007,086	6,007,086		—	—
Morgan Stanley & Co. LLC	948,819	948,819		—	—
Nomura Securities International Inc.	235,934	235,934		—	—
RBC Capital Markets LLC	1,455,333	1,455,333		—	—
Scotia Capital (USA) Inc.	193,956	193,956		—	—
TD Prime Services LLC	460,829	460,829		—	—
Wells Fargo Securities LLC	6,094,728	6,094,728		—	—

	$25,045,303	$25,045,303		$—	$—

Floating Rate Bond
Barclays Bank PLC	$1,723,781	$1,723,781		$—	$—
Barclays Capital Inc.	1,376,794	1,376,794		—	—
BMO Capital Markets	1,563,271	1,563,271		—	—
BNP Paribas Prime Brokerage International Ltd.	270,284	270,284		—	—
BofA Securities, Inc.	5,647,230	5,647,230		—	—
Citigroup Global Markets Inc.	14,045,837	14,045,837		—	—
Credit Suisse Securities (USA) LLC	450,219	450,219		—	—
Deutsche Bank Securities Inc.	2,009,860	2,009,860		—	—
Goldman Sachs & Co.	10,635,104	10,635,104		—	—
HSBC Securities (USA) Inc.	2,473,899	2,473,899		—	—
Jefferies LLC	786,731	786,731		—	—
JPMorgan Securities LLC	107,344,468	107,344,468		—	—
Morgan Stanley & Co. LLC	22,434,243	22,434,243		—	—
MUFG Securities Americas Inc.	29,736,904	29,736,904		—	—
Nomura Securities International Inc.	1,898,820	1,898,820		—	—
RBC Capital Markets LLC	3,037,177	3,037,177		—	—
SG Americas Securities LLC	37,033	37,033		—	—
UBS AG	9,994	9,994		—	—
Wells Fargo Securities LLC	5,139,338	5,139,338		—	—

	$210,620,987	$210,620,987		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Aaa - A Rated Corporate Bond	0.15%
Convertible Bond	0.20
Floating Rate Bond	0.20

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Aaa - A Rated Corporate Bond	$23,855
Convertible Bond	144
Floating Rate Bond	270,408

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Floating Rate Bond	$10,495,542	$—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Aaa - A Rated Corporate Bond	$267,891	$269,335	$62,107,858	$47,857,720
Convertible Bond	—	—	93,054,406	78,642,176
Floating Rate Bond	299,715,898	24,962,295	2,049,289,191	2,809,309,815

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Aaa - A Rated Corporate Bond	$288,470,341	$74,600,591
Convertible Bond	161,667,193	44,147,009
Floating Rate Bond	1,471,022,021	2,586,752,166

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
Aaa - A Rated Corporate Bond	$997,238	$(997,238)
Convertible Bond	4,142,093	(4,142,093)
Floating Rate Bond	198,512	(198,512)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18
Aaa - A Rated Corporate Bond
Ordinary income	$9,083,591	$4,127,860

Convertible Bond
Ordinary income	$13,058,269	$6,567,154
Long-term capital gains	801,701	658,513

	$13,859,970	$7,225,667

Floating Rate Bond
Ordinary income	$305,308,879	$187,998,276

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Aaa - A Rated Corporate Bond	$1,038,230	$(3,844,505)	$23,516,232		$20,709,957
Convertible Bond	2,118,823	(345,189)	10,407,040		12,180,674
Floating Rate Bond	19,409,639	(14,236,132)	18,481,614		23,655,121

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities and dividends deemed recognized for tax purposes.

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Aaa - A Rated Corporate Bond	$418,916,112	$23,564,978	$(48,746)	$23,516,232
Convertible Bond	395,598,432	28,453,586	(18,046,546)	10,407,040
Floating Rate Bond	10,191,691,191	21,708,640	(3,227,026)	18,481,614

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount
Aaa - A Rated Corporate Bond
Shares sold	5,950,000	$306,231,217	1,900,000	$97,201,256
Shares redeemed	(1,500,000)	(76,681,868)	(1,000,000)	(50,759,429)

Net increase	4,450,000	$229,549,349	900,000	$46,441,827

Convertible Bond
Shares sold	3,000,000	$173,309,984	2,250,000	$130,704,437
Shares redeemed	(800,000)	(44,598,795)	(4,000,000)	(228,567,286)

Net increase (decrease)	2,200,000	$128,711,189	(1,750,000)	$(97,862,849)

Floating Rate Bond
Shares sold	36,700,000	$1,866,089,851	106,700,000	$5,433,049,221
Shares redeemed	(74,000,000)	(3,752,610,440)	(2,900,000)	(147,508,046)

Net increase (decrease)	(37,300,000)	$(1,886,520,589)	103,800,000	$5,285,541,175

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Aaa - A Rated Corporate Bond ETF, iShares Convertible Bond ETF and

iShares Floating Rate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Aaa - A Rated Corporate Bond ETF, iShares Convertible Bond ETF and iShares Floating Rate Bond ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended October 31, 2019:

iShares ETF	Qualified Dividend Income
Convertible Bond	$8,265

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Aaa - A Rated Corporate Bond	$7,450,054
Convertible Bond	5,432,955
Floating Rate Bond	187,462,068

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
Aaa - A Rated Corporate Bond	$31,027
Convertible Bond	22,609
Floating Rate Bond	5,100,049

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended October 31, 2019:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Convertible Bond	$1,702,372	$801,701

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares Aaa - A Rated Corporate Bond ETF, iShares Convertible Bond ETF, iShares Floating Rate Bond ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Aaa - A Rated Corporate Bond(a)	$1.641556	$—	$0.005852	$1.647408	100%	—%	0	%(b)	100%
Convertible Bond(a)	2.019419	0.468053	0.005329	2.492801	81	19	0	(b)	100
Floating Rate Bond(a)	1.462955	—	0.008118	1.471073	99	—	1		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Aaa - A Rated Corporate Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 0.5% and Less than 1.0%	53	3.67
Greater than 0.0% and Less than 0.5%	1,009	69.77
At NAV	35	2.42
Less than 0.0% and Greater than –0.5%	347	24.00
Less than –0.5% and Greater than –1.0%	1	0.07

	1,446	100.00%

SUPPLEMENTAL INFORMATION	61

Supplemental Information  (unaudited) (continued)

iShares Convertible Bond ETF

Period Covered: June 04, 2015 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.09%
Greater than 1.0% and Less than 1.5%	13	1.19
Greater than 0.5% and Less than 1.0%	85	7.81
Greater than 0.0% and Less than 0.5%	686	63.00
At NAV	10	0.92
Less than 0.0% and Greater than –0.5%	187	17.17
Less than –0.5% and Greater than –1.0%	73	6.70
Less than –1.0% and Greater than –1.5%	26	2.39
Less than –1.5% and Greater than –2.0%	8	0.73

	1,089	100.00%

iShares Floating Rate Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	991	68.53%
At NAV	80	5.53
Less than 0.0% and Greater than –0.5%	373	25.80
Less than –0.5% and Greater than –1.0%	2	0.14

	1,446	100.00%

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	65

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

LIBOR	London Interbank Offered Rate

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1004-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares 0-5 Year Investment Grade Corporate Bond ETF | SLQD | NASDAQ
•	iShares Global Green Bond ETF | BGRN | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 9.54% in U.S. dollar terms for the reporting period.

The performance of global bonds was driven primarily by lower interest rates, as concerns about the global economy led central banks around the world to implement a series of interest rate reductions. Following a cycle of higher interest rates in 2018, slowing economic growth and the protracted trade dispute between the U.S. and China prompted central banks to adopt or signal more accommodative monetary policies beginning January 2019. Low inflation and weak economic indicators led investors to anticipate continued stimulative policies from the world’s central banks. Consequently, global bond yields (which are inversely related to prices) declined to their lowest level in 120 years, with more than $17 trillion in bonds worldwide offering a negative yield as of August 2019.

U.S. bond yields declined significantly as the delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China weighed on economic growth, particularly in the manufacturing and industrial sectors. In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below two-year Treasury yields.

European bonds also posted strong returns in an environment of tepid economic growth and softening exports. The Eurozone’s slowing economy prompted the European Central Bank (“ECB”) to reinstate its monetary stimulus program and lower the interest rate on deposits made by commercial banks. The ECB also signaled its willingness to decrease its headline short-term interest rate in the future, which further helped Eurozone bond yields. Investors generally viewed the nomination of a new president of the ECB late in the reporting period as a positive development, anticipating that she would continue policies that promote low interest rates and monetary stimulus. As yields for many government bonds turned negative, investors seeking higher returns moved toward debt issued by countries that are considered higher risk. Italian bonds in particular benefited from a shift toward higher-yielding debt, despite the fact that the country dipped into recession briefly in 2019 before returning to growth. U.K. bond yields also declined, as uncertainty surrounding Brexit prompted investors to move away from equities, which are generally more exposed to trade risk.

A slowing Chinese economy and the trade dispute between the U.S. and China helped the performance of bonds in the Asia/Pacific region, as concerns about a possible economic downturn prompted investors to move into bonds. Japanese bond prices increased due to strong demand from both domestic and foreign investors, while South Korean bonds benefited from the country’s high credit rating and trade surplus, which investors viewed as signs of stability. Emerging market bonds also posted solid returns, driven by investors’ demand for yield as an increasing number of developed-market bonds offered negative interest rates.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF

Investment Objective

The iShares 0-5 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid Investment Grade 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	6.55%	2.42%	2.32%	6.55%	12.69%	14.87%
Fund Market	6.57	2.39	2.33	6.57	12.54	14.96
Index	6.61	2.50	2.43	6.61	13.12	15.64

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,030.20	$ 0.31		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® 0-5 Year Investment Grade Corporate Bond ETF

Portfolio Management Commentary

Investment-grade corporate bonds with remaining maturities of less than five years advanced significantly for the reporting period. Strong demand from investors seeking higher yields with relatively low risk helped drive returns of investment-grade corporate bonds.

Bonds issued by highly-rated financial companies, which constituted approximately 38% of the Index on average, were the most significant contributors to return. Banks are typically among the largest issuers of corporate debt, in part due to capital requirement regulations. Bonds issued by banks advanced, as investor confidence mounted that their strong balance sheets would make banks relatively resilient in the event of an economic downturn. Issuance of new bonds was relatively low, which helped to reduce yields, as supply was insufficient to meet investor demand for top-rated debt. Improved cash flows at banks helped keep new issuances lower, as banks were less reliant on debt to finance their operations.

Consumer non-cyclical corporate debt also contributed to the Index’s return. Pharmaceutical company bonds gained, as drug makers issued debt to raise capital for merger and acquisition activity and to expand efforts to innovate new products. Food and beverage company bonds also advanced amid growing consumer spending on online food delivery.

Bonds issued by technology companies were another source of strength. Technology firms benefited from strong demand for cloud computing services and high profits from subscription-based systems software. Debt issuance among technology companies was relatively low, as tax law changes allowed companies to repatriate cash from abroad, reducing the need for debt financing.

From a credit quality perspective, bonds rated Baa, which is the lowest rating category within investment grade, contributed the most to the Index’s return. A-rated bonds were also significant contributors.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	1.7%
Aa	14.2
A	42.4
Baa	37.7
Ba	3.0
Not Rated	1.0

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	18.1%
1-2 Years	22.0
2-3 Years	21.2
3-4 Years	21.2
4-5 Years	17.4
5-6 Years	0.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® Global Green Bond ETF

Investment Objective

The iShares Global Green Bond ETF (the “Fund”) seeks to track the investment results of an index composed of global investment-grade green bonds that are issued to fund environmental projects, while mitigating exposure to currency fluctuations versus the U.S. dollar, as represented by Bloomberg Barclays MSCI Global Green Bond Select (USD Hedged) Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	11.99%
Fund Market	12.35
Index	11.99

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/13/18. The first day of secondary market trading was 11/15/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,057.80	$ 1.04		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Global Green Bond ETF

Portfolio Management Commentary

Green bonds seek to raise funds for projects that aim to positively affect the environment, such as promoting energy efficiency or reducing carbon emissions. Projects using green bonds included investments in renewable energy generation and improving energy efficiency in buildings and transmission lines. Investors are increasingly interested in assessing the environmental impact of their investment decisions. Issuers responded with greater issuance in the first nine months of 2019 than in all of 2018. Green bonds are also attracting the interest of government organizations, particularly in the E.U., which proposed a set of standards for green bonds.

Green bonds advanced significantly for the abbreviated reporting period, driven by lower interest rates and strong investor demand relative to supply. From a country perspective, France, one of the most active issuers of green bonds, was the leading contributor to the Index’s return. Among French green bonds, the sovereigns category contributed the most; France was the first country to issue major green sovereign bonds, which, among other projects, were used to finance a tax credit for improving home energy efficiency.

U.S. green bonds were also significant contributors, particularly U.S. corporate bonds, which were issued by companies seeking to fund projects such as battery storage and rebates for solar projects. Dutch green bonds also advanced, as did bonds issued by supranational organizations such as the European Investment Bank, which uses the proceeds to finance renewable energy projects.

In terms of relative performance, the Index outperformed the broader market as represented by the Bloomberg Barclays Global Aggregate Bond Index. The Index invests only in bonds that meet the Green Bond Principles as verified by MSCI ESG Research, resulting in a mix of bonds that can differ substantially from the broader market. The Index held an overweight position in government-related bonds and in corporate securities and an underweight in Treasuries and securitized assets. Overall, both sector allocation and security selection contributed positively to the Index’s relative performance.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	27.8%
Aa	30.6
A	16.6
Baa	18.4
Not Rated	6.6

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	3.2%
1-5 Years	28.6
5-10 Years	41.3
10-15 Years	10.7
15-20 Years	9.5
More than 20 Years	6.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.2%
Interpublic Group of Companies Inc. (The)
3.50%, 10/01/20	$141	$142,834
3.75%, 10/01/21	539	554,874
3.75%, 02/15/23	645	674,565
4.20%, 04/15/24	1,035	1,110,888
Omnicom Group Inc./Omnicom Capital Inc.
3.63%, 05/01/22	1,120	1,161,215
4.45%, 08/15/20	133	135,648
WPP Finance 2010
3.63%, 09/07/22	555	574,793
4.75%, 11/21/21	110	115,435

		4,470,252

Aerospace & Defense — 1.8%
Boeing Co. (The)
2.70%, 05/01/22	36	36,618
4.88%, 02/15/20(a)	2,089	2,106,192
General Dynamics Corp.
1.88%, 08/15/23 (Call 06/15/23)	185	185,001
2.25%, 11/15/22 (Call 08/15/22)	886	896,280
2.88%, 05/11/20	643	646,399
3.00%, 05/11/21	2,815	2,865,583
3.38%, 05/15/23 (Call 04/15/23)(a)	1,930	2,025,194
L3Harris Technologies Inc.
3.85%, 06/15/23 (Call 05/15/23)(b)	975	1,029,419
4.95%, 02/15/21 (Call 11/15/20)(b)	995	1,023,336
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	1,904	1,916,491
3.10%, 01/15/23 (Call 11/15/22)	120	124,327
3.35%, 09/15/21	521	536,028
4.25%, 11/15/19	1,798	1,799,203
Northrop Grumman Corp.
2.08%, 10/15/20	1,868	1,871,198
2.55%, 10/15/22 (Call 09/15/22)(a)	2,035	2,066,689
3.25%, 08/01/23	325	339,297
3.50%, 03/15/21	610	622,681
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	295	299,832
3.13%, 10/15/20	2,354	2,382,419
4.40%, 02/15/20	75	75,533
Rockwell Collins Inc.
2.80%, 03/15/22 (Call 02/15/22)	1,166	1,187,627
3.20%, 03/15/24 (Call 01/15/24)	73	76,005
United Technologies Corp.
1.50%, 11/01/19	860	860,000
1.90%, 05/04/20	454	454,090
1.95%, 11/01/21 (Call 10/01/21)	75	75,104
2.30%, 05/04/22 (Call 04/04/22)	125	126,184
2.80%, 05/04/24 (Call 03/04/24)	525	540,786
3.10%, 06/01/22	1,445	1,488,956
3.35%, 08/16/21	1,334	1,368,394
3.65%, 08/16/23 (Call 07/16/23)	2,322	2,455,718
4.50%, 04/15/20(a)	2,419	2,450,370

		33,930,954

Agriculture — 1.4%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)(a)	1,972	1,972,742
2.85%, 08/09/22	1,148	1,164,030
3.49%, 02/14/22	550	564,229

Security	Par (000)	Value

Agriculture (continued)
3.80%, 02/14/24 (Call 01/14/24)	$1,290	$1,350,041
4.00%, 01/31/24	550	581,384
4.75%, 05/05/21	2,004	2,084,629
BAT Capital Corp.
2.76%, 08/15/22 (Call 07/15/22)	3,389	3,418,702
2.79%, 09/06/24 (Call 08/06/24)	1,022	1,018,124
3.22%, 08/15/24 (Call 06/15/24)(a)	2,000	2,030,655
Bunge Ltd. Finance Corp.
3.50%, 11/24/20(a)	317	321,422
4.35%, 03/15/24 (Call 02/15/24)	23	24,315
Philip Morris International Inc.
1.88%, 02/25/21 (Call 01/25/21)	1,614	1,613,669
2.00%, 02/21/20	2,040	2,040,767
2.13%, 05/10/23 (Call 03/10/23)	29	28,968
2.38%, 08/17/22 (Call 07/17/22)	804	810,973
2.50%, 08/22/22	500	506,120
2.50%, 11/02/22 (Call 10/02/22)	880	890,349
2.63%, 02/18/22 (Call 01/18/22)	1,550	1,569,627
2.63%, 03/06/23	495	503,028
2.88%, 05/01/24 (Call 04/01/24)	750	770,821
2.90%, 11/15/21	120	122,236
3.60%, 11/15/23(a)	180	190,026
4.50%, 03/26/20	545	550,367
Reynolds American Inc.
3.25%, 06/12/20	1,292	1,301,266
4.00%, 06/12/22	280	291,153
4.85%, 09/15/23	15	16,215
6.88%, 05/01/20	1,293	1,320,331

		27,056,189

Airlines — 0.2%
Delta Air Lines Inc.
2.88%, 03/13/20	853	855,748
3.40%, 04/19/21	520	527,704
3.63%, 03/15/22 (Call 02/15/22)	1,036	1,062,344
3.80%, 04/19/23 (Call 03/19/23)	1,388	1,437,454

		3,883,250

Apparel — 0.0%
NIKE Inc., 2.25%, 05/01/23 (Call 02/01/23)(a)	411	417,470

Auto Manufacturers — 4.1%
American Honda Finance Corp.
1.65%, 07/12/21(a)	1,778	1,772,238
1.70%, 09/09/21	290	289,170
1.95%, 07/20/20(a)	805	806,197
2.00%, 02/14/20	1,196	1,197,375
2.05%, 01/10/23	31	31,028
2.15%, 09/10/24	981	985,118
2.20%, 06/27/22	710	716,130
2.40%, 06/27/24	810	820,529
2.45%, 09/24/20	1,051	1,058,255
2.60%, 11/16/22	577	588,343
2.65%, 02/12/21	90	90,913
2.90%, 02/16/24	65	66,949
3.00%, 06/16/20(a)	180	181,509
3.15%, 01/08/21	44	44,665
3.38%, 12/10/21	50	51,556
3.45%, 07/14/23	800	839,658
3.55%, 01/12/24	505	534,813
3.63%, 10/10/23	750	795,063

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
Ford Motor Credit Co. LLC
2.34%, 11/02/20	$1,567	$1,561,880
2.46%, 03/27/20	684	683,616
2.68%, 01/09/20(a)	1,495	1,495,251
2.98%, 08/03/22 (Call 07/03/22)	700	695,921
3.10%, 05/04/23	600	591,727
3.16%, 08/04/20	225	226,212
3.20%, 01/15/21	3,240	3,253,562
3.22%, 01/09/22	510	510,635
3.34%, 03/18/21	1,100	1,106,414
3.34%, 03/28/22 (Call 02/28/22)	900	904,241
3.35%, 11/01/22	2,000	2,005,422
3.66%, 09/08/24	500	494,605
3.81%, 10/12/21	350	356,126
3.81%, 01/09/24 (Call 11/09/23)	1,025	1,024,462
4.06%, 11/01/24 (Call 10/01/24)	995	999,826
4.14%, 02/15/23 (Call 01/15/23)	2,225	2,269,172
4.25%, 09/20/22	450	463,088
5.09%, 01/07/21	1,000	1,025,511
5.58%, 03/18/24 (Call 02/18/24)	1,630	1,736,023
5.60%, 01/07/22	1,100	1,156,457
5.75%, 02/01/21(a)	675	698,512
5.88%, 08/02/21	1,175	1,232,923
8.13%, 01/15/20	1,203	1,216,329
General Motors Co., 4.88%, 10/02/23(a)	626	672,378
General Motors Financial Co. Inc.
2.45%, 11/06/20	50	50,088
2.65%, 04/13/20	400	400,907
3.15%, 01/15/20 (Call 12/15/19)	917	918,225
3.15%, 06/30/22 (Call 05/30/22)	1,740	1,766,746
3.20%, 07/13/20 (Call 06/13/20)	1,839	1,850,470
3.20%, 07/06/21 (Call 06/06/21)	3,112	3,147,571
3.25%, 01/05/23 (Call 12/05/22)	1,479	1,498,781
3.45%, 01/14/22 (Call 12/14/21)	2,080	2,120,976
3.45%, 04/10/22 (Call 02/10/22)	370	377,637
3.55%, 04/09/21	290	294,408
3.55%, 07/08/22	985	1,009,246
3.70%, 11/24/20 (Call 10/24/20)	357	361,563
3.70%, 05/09/23 (Call 03/09/23)	1,783	1,829,825
3.95%, 04/13/24 (Call 02/13/24)	160	165,598
4.15%, 06/19/23 (Call 05/19/23)	1,801	1,877,259
4.20%, 03/01/21 (Call 02/01/21)	1,810	1,848,218
4.20%, 11/06/21	100	103,323
4.25%, 05/15/23	68	71,541
4.38%, 09/25/21	250	258,797
5.10%, 01/17/24 (Call 12/17/23)	2,235	2,406,836
Toyota Motor Corp.
2.16%, 07/02/22	1,027	1,035,395
2.36%, 07/02/24	1,225	1,245,456
3.18%, 07/20/21	1,925	1,969,135
3.42%, 07/20/23	1,275	1,343,776
Toyota Motor Credit Corp.
1.90%, 04/08/21(a)	1,453	1,455,362
1.95%, 04/17/20(a)	1,441	1,443,457
2.15%, 03/12/20(a)	1,541	1,542,831
2.15%, 09/08/22(a)	761	767,396
2.20%, 01/10/20	1,307	1,307,806
2.25%, 10/18/23	90	91,058
2.60%, 01/11/22	915	930,129
2.63%, 01/10/23	50	51,129

Security	Par (000)	Value

Auto Manufacturers (continued)
2.65%, 04/12/22	$500	$509,909
2.70%, 01/11/23	1,432	1,471,013
2.80%, 07/13/22	25	25,610
2.90%, 04/17/24	22	22,866
2.95%, 04/13/21	1,451	1,474,334
3.05%, 01/08/21	100	101,452
3.30%, 01/12/22	869	896,033
3.40%, 09/15/21	175	180,121
3.45%, 09/20/23	1,275	1,346,292
4.25%, 01/11/21	25	25,715
4.50%, 06/17/20	40	40,654

		78,884,746

Auto Parts & Equipment — 0.0%
Aptiv Corp., 4.15%, 03/15/24 (Call 12/15/23)	50	53,182
Magna International Inc., 3.63%, 06/15/24 (Call 03/15/24)	530	557,125

		610,307

Banks — 35.2%
Australia & New Zealand Banking Group Ltd.
2.13%, 08/19/20(a)	300	300,523
3.30%, 05/17/21	2,550	2,603,832
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 11/09/20(a)	800	803,399
2.55%, 11/23/21	1,245	1,261,451
2.63%, 05/19/22	630	641,217
2.63%, 11/09/22	825	840,886
Banco Bilbao Vizcaya Argentaria SA, 3.00%, 10/20/20	575	579,623
Banco Santander SA
2.71%, 06/27/24	800	811,762
3.13%, 02/23/23	1,700	1,735,518
3.50%, 04/11/22	600	616,374
3.85%, 04/12/23	600	627,080
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	355	355,000
2.33%, 10/01/21 (Call 10/01/20)(c)	1,030	1,032,163
2.50%, 10/21/22 (Call 10/21/21)	860	867,864
2.63%, 10/19/20(a)	2,430	2,444,313
2.63%, 04/19/21(a)	1,614	1,631,310
2.74%, 01/23/22 (Call 01/23/21)(c)	2,520	2,538,792
2.82%, 07/21/23 (Call 07/21/22)(c)	3,006	3,053,301
2.88%, 04/24/23 (Call 04/24/22)(c)	2,308	2,346,016
3.00%, 12/20/23 (Call 12/20/22)(c)	6,591	6,740,210
3.12%, 01/20/23 (Call 01/20/22)(c)	1,375	1,402,586
3.30%, 01/11/23	3,684	3,819,192
3.50%, 05/17/22 (Call 05/17/21)(c)	305	311,482
3.55%, 03/05/24 (Call 03/05/23)(c)	2,100	2,188,682
3.86%, 07/23/24 (Call 07/23/23)(c)	3,000	3,165,878
4.00%, 04/01/24	370	397,095
4.10%, 07/24/23	1,150	1,227,368
4.13%, 01/22/24	3,603	3,876,002
4.20%, 08/26/24	1,000	1,076,847
5.00%, 05/13/21	500	522,286
5.63%, 07/01/20	2,525	2,586,182
5.70%, 01/24/22	1,180	1,277,558
5.88%, 01/05/21(a)	1,490	1,557,920
Series L, 2.25%, 04/21/20	2,432	2,433,240
Bank of America N.A., 3.34%, 01/25/23 (Call 01/25/22)(c)	280	287,498
Bank of Montreal
1.90%, 08/27/21	1,437	1,439,519
2.05%, 11/01/22	735	735,520

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.10%, 12/12/19	$48	$48,008
2.10%, 06/15/20	455	455,009
2.35%, 09/11/22	865	876,561
2.50%, 06/28/24(a)	2,975	3,012,066
2.55%, 11/06/22 (Call 10/06/22)	94	95,720
2.90%, 03/26/22	140	142,835
3.10%, 07/13/20	542	546,677
Series D, 3.10%, 04/13/21	1,205	1,226,590
Series E, 3.30%, 02/05/24	3,440	3,592,625
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	1,976	1,981,587
2.10%, 10/24/24	1,000	1,003,875
2.20%, 08/16/23 (Call 06/16/23)	50	50,258
2.45%, 11/27/20 (Call 10/27/20)	1,340	1,345,817
2.50%, 04/15/21 (Call 03/15/21)	35	35,239
2.60%, 08/17/20 (Call 07/17/20)	334	335,576
2.60%, 02/07/22 (Call 01/07/22)(a)	1,422	1,442,061
2.95%, 01/29/23 (Call 12/29/22)(a)	1,084	1,115,222
3.40%, 05/15/24 (Call 04/15/24)	1,022	1,080,457
3.45%, 08/11/23	705	741,162
3.50%, 04/28/23	1,200	1,261,085
3.55%, 09/23/21 (Call 08/23/21)(a)	490	505,056
4.15%, 02/01/21	110	113,090
4.60%, 01/15/20(a)	75	75,391
Series 0012, 3.65%, 02/04/24 (Call 01/05/24)(a)	1,574	1,675,158
Series G, 2.15%, 02/24/20 (Call 01/24/20)(a)	2,065	2,066,425
Bank of Nova Scotia (The)
2.15%, 07/14/20	1,230	1,232,509
2.35%, 10/21/20	3,689	3,705,822
2.45%, 03/22/21(a)	1,692	1,705,377
2.45%, 09/19/22	2,814	2,860,547
2.50%, 01/08/21	402	405,025
2.70%, 03/07/22(a)	875	890,735
2.80%, 07/21/21	510	517,797
3.13%, 04/20/21	267	271,940
3.40%, 02/11/24	1,000	1,048,798
Barclays Bank PLC
2.65%, 01/11/21 (Call 12/11/20)	1,030	1,038,131
5.14%, 10/14/20	250	256,430
Barclays PLC
2.75%, 11/08/19(a)	300	300,015
2.88%, 06/08/20	1,055	1,058,376
3.20%, 08/10/21	1,725	1,753,009
3.25%, 01/12/21	2,875	2,907,232
3.68%, 01/10/23 (Call 01/10/22)	1,420	1,451,256
4.34%, 05/16/24 (Call 05/16/23)(c)	1,600	1,684,492
4.38%, 09/11/24	1,200	1,258,987
4.61%, 02/15/23 (Call 02/15/22)(c)	2,935	3,065,626
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)	279	279,249
2.15%, 02/01/21 (Call 01/01/21)	658	660,050
2.20%, 03/16/23 (Call 02/13/23)(a)	500	502,501
2.45%, 01/15/20 (Call 12/15/19)	1,820	1,821,147
2.50%, 08/01/24 (Call 07/01/24)	1,522	1,541,926
2.63%, 06/29/20 (Call 05/29/20)	2,141	2,147,851
2.75%, 04/01/22 (Call 03/01/22)	1,252	1,273,372
3.05%, 06/20/22 (Call 05/20/22)	320	328,212
3.20%, 09/03/21 (Call 08/03/21)	35	35,759
3.75%, 12/06/23 (Call 11/06/23)	1,582	1,678,710
5.25%, 11/01/19	150	150,000

Security	Par (000)	Value

Banks (continued)
BBVA USA
2.88%, 06/29/22 (Call 05/29/22)(a)	$600	$609,822
3.50%, 06/11/21 (Call 05/11/21)	1,450	1,476,749
BNP Paribas SA
3.25%, 03/03/23	1,470	1,536,903
4.25%, 10/15/24	1,000	1,062,596
5.00%, 01/15/21	2,460	2,549,744
BPCE SA
2.25%, 01/27/20(a)	1,275	1,276,661
2.65%, 02/03/21	550	554,930
2.75%, 12/02/21	550	559,213
4.00%, 04/15/24	1,000	1,077,026
Branch Banking & Trust Co.
2.10%, 01/15/20 (Call 12/15/19)(a)	575	575,052
2.25%, 06/01/20 (Call 05/01/20)	875	876,070
2.63%, 01/15/22 (Call 12/15/21)	568	575,571
Canadian Imperial Bank of Commerce
2.10%, 10/05/20	792	793,869
2.55%, 06/16/22	2,519	2,559,481
2.61%, 07/22/23 (Call 07/22/22)(c)	50	50,474
2.70%, 02/02/21	50	50,508
3.10%, 04/02/24	1,585	1,641,030
3.50%, 09/13/23	510	537,738
Capital One N.A.
2.15%, 09/06/22 (Call 08/06/22)	300	299,695
2.25%, 09/13/21 (Call 08/13/21)	1,866	1,873,044
2.35%, 01/31/20 (Call 12/31/19)	1,430	1,429,356
2.65%, 08/08/22 (Call 07/08/22)	600	608,543
2.95%, 07/23/21 (Call 06/23/21)	454	461,012
Citibank N.A.
2.10%, 06/12/20 (Call 05/12/20)	1,918	1,918,384
2.84%, 05/20/22 (Call 05/20/21)(c)	500	505,888
2.85%, 02/12/21 (Call 01/12/21)	285	288,108
3.05%, 05/01/20 (Call 04/01/20)(a)	1,830	1,838,143
3.17%, 02/19/22 (Call 02/19/21)(c)	2,110	2,139,631
3.40%, 07/23/21 (Call 06/23/21)	1,136	1,163,737
3.65%, 01/23/24 (Call 12/23/23)	2,605	2,762,564
Citigroup Inc.
2.35%, 08/02/21	4,026	4,048,739
2.40%, 02/18/20	2,753	2,755,362
2.45%, 01/10/20 (Call 12/10/19)(a)	60	60,031
2.65%, 10/26/20(a)	1,685	1,696,711
2.70%, 03/30/21	3,321	3,353,506
2.70%, 10/27/22 (Call 09/27/22)(a)	1,759	1,787,988
2.75%, 04/25/22 (Call 03/25/22)	1,762	1,786,444
2.88%, 07/24/23 (Call 07/24/22)(c)	1,820	1,849,499
2.90%, 12/08/21 (Call 11/08/21)	1,504	1,529,780
3.14%, 01/24/23 (Call 01/24/22)(c)	2,255	2,299,227
3.50%, 05/15/23(a)	1,160	1,202,301
3.75%, 06/16/24	1,080	1,146,395
3.88%, 10/25/23	500	530,800
4.00%, 08/05/24	1,000	1,064,116
4.04%, 06/01/24 (Call 06/01/23)(c)	1,000	1,057,999
4.05%, 07/30/22	550	577,175
4.50%, 01/14/22	1,586	1,667,651
5.38%, 08/09/20	1,702	1,745,214
Citizens Bank N.A./Providence RI
2.20%, 05/26/20 (Call 04/26/20)	350	349,993
2.25%, 03/02/20 (Call 02/03/20)	565	565,311
2.25%, 10/30/20 (Call 09/30/20)	1,700	1,704,726

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.45%, 12/04/19 (Call 12/02/19)(a)	$100	$100,039
2.55%, 05/13/21 (Call 04/13/21)	1,020	1,027,820
2.65%, 05/26/22 (Call 04/26/22)	775	785,310
3.70%, 03/29/23 (Call 02/28/23)	500	524,458
Comerica Bank, 2.50%, 07/23/24	1,000	1,014,598
Comerica Inc., 3.70%, 07/31/23 (Call 06/30/23)	883	931,057
Commonwealth Bank of Australia/New York NY
2.30%, 03/12/20	445	445,613
2.40%, 11/02/20	1,242	1,248,635
2.55%, 03/15/21	1,290	1,303,267
Cooperatieve Rabobank UA
3.88%, 02/08/22	3,370	3,505,361
3.95%, 11/09/22	1,410	1,472,935
4.50%, 01/11/21	1,079	1,112,145
4.63%, 12/01/23	1,225	1,320,538
Cooperatieve Rabobank UA/NY
2.25%, 01/14/20(a)	1,150	1,151,011
2.50%, 01/19/21	1,150	1,158,859
2.75%, 01/10/22	1,120	1,137,902
2.75%, 01/10/23	1,105	1,129,571
3.13%, 04/26/21	625	636,120
Credit Suisse AG/New York NY
3.00%, 10/29/21	1,521	1,550,520
3.63%, 09/09/24	2,500	2,656,746
4.38%, 08/05/20	275	279,832
5.40%, 01/14/20(a)	2,087	2,100,612
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	2,595	2,597,570
3.13%, 12/10/20	3,358	3,391,110
3.80%, 09/15/22	1,341	1,396,593
3.80%, 06/09/23	1,295	1,355,029
Deutsche Bank AG, 3.38%, 05/12/21	1,658	1,665,875
Deutsche Bank AG/London, 3.70%, 05/30/24	500	505,124
Deutsche Bank AG/New York NY
2.70%, 07/13/20	72	72,060
3.15%, 01/22/21	1,700	1,702,546
3.30%, 11/16/22	1,815	1,818,865
3.38%, 05/12/21(a)	225	226,277
3.70%, 05/30/24	700	707,443
3.95%, 02/27/23	750	766,364
4.25%, 02/04/21	560	569,830
4.25%, 10/14/21	1,500	1,533,627
Series D, 5.00%, 02/14/22(a)	2,275	2,370,156
Discover Bank
2.45%, 09/12/24 (Call 08/12/24)	250	250,229
3.10%, 06/04/20 (Call 05/04/20)	1,920	1,929,149
3.35%, 02/06/23 (Call 01/06/23)	1,250	1,290,385
7.00%, 04/15/20	400	408,139
Fifth Third Bancorp.
2.60%, 06/15/22 (Call 05/15/22)	897	907,928
2.88%, 07/27/20 (Call 06/27/20)	1,890	1,900,306
3.50%, 03/15/22 (Call 02/15/22)	435	448,514
3.65%, 01/25/24 (Call 12/25/23)	1,773	1,870,160
4.30%, 01/16/24 (Call 12/16/23)	40	43,027
Fifth Third Bank/Cincinnati OH
2.20%, 10/30/20 (Call 09/30/20)	1,519	1,521,294
2.25%, 06/14/21 (Call 05/14/21)	412	414,023
2.88%, 10/01/21 (Call 09/01/21)	825	839,173
3.35%, 07/26/21 (Call 06/26/21)	300	307,007

Security	Par (000)	Value

Banks (continued)
Goldman Sachs Bank USA/New York NY, 3.20%, 06/05/20(a)	$1,072	$1,080,008
Goldman Sachs Group Inc. (The)
2.30%, 12/13/19 (Call 11/13/19)(a)	1,572	1,572,126
2.35%, 11/15/21 (Call 11/15/20)	175	175,595
2.60%, 04/23/20 (Call 03/23/20)	2,055	2,060,754
2.60%, 12/27/20 (Call 12/27/19)	1,894	1,895,951
2.63%, 04/25/21 (Call 03/25/21)	3,321	3,351,276
2.75%, 09/15/20 (Call 08/15/20)	1,480	1,488,924
2.88%, 02/25/21 (Call 01/25/21)	2,570	2,595,162
2.88%, 10/31/22 (Call 10/31/21)(c)	1,384	1,402,911
2.91%, 06/05/23 (Call 06/05/22)(c)	1,965	1,997,281
2.91%, 07/24/23 (Call 07/24/22)(c)	4,125	4,187,226
3.00%, 04/26/22 (Call 04/26/21)	2,204	2,233,357
3.20%, 02/23/23 (Call 01/23/23)	2,810	2,897,494
3.63%, 01/22/23	1,380	1,442,961
3.63%, 02/20/24 (Call 01/20/24)	3,750	3,940,337
4.00%, 03/03/24	2,726	2,912,983
5.25%, 07/27/21	2,307	2,434,839
5.38%, 03/15/20(a)	1,719	1,738,322
5.75%, 01/24/22	1,060	1,142,370
Series D, 6.00%, 06/15/20	1,647	1,686,052
HSBC Bank USA N.A., 4.88%, 08/24/20(a)	750	767,160
HSBC Holdings PLC
2.65%, 01/05/22	1,225	1,238,258
2.95%, 05/25/21	4,065	4,111,237
3.03%, 11/22/23 (Call 11/22/22)(c)	1,275	1,301,022
3.26%, 03/13/23 (Call 03/13/22)(a)(c)	1,945	1,987,942
3.40%, 03/08/21	3,830	3,895,467
3.60%, 05/25/23	1,735	1,810,091
3.95%, 05/18/24 (Call 05/18/23)(c)	1,500	1,574,859
4.00%, 03/30/22(a)	2,123	2,220,200
4.25%, 03/14/24(a)	2,178	2,310,963
4.88%, 01/14/22	593	627,325
5.10%, 04/05/21	1,940	2,021,395
HSBC USA Inc.
2.35%, 03/05/20(a)	1,313	1,315,065
2.75%, 08/07/20	2,035	2,047,149
5.00%, 09/27/20(a)	205	210,203
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)	1,694	1,704,779
2.63%, 08/06/24 (Call 07/06/24)	1,000	1,015,175
3.15%, 03/14/21 (Call 02/14/21)	982	996,152
Huntington National Bank (The)
2.38%, 03/10/20 (Call 02/10/20)	170	170,017
3.13%, 04/01/22 (Call 03/01/22)	635	651,003
3.55%, 10/06/23 (Call 09/06/23)(a)	1,095	1,154,931
ING Groep NV
3.15%, 03/29/22	1,325	1,356,285
3.55%, 04/09/24	1,535	1,608,987
4.10%, 10/02/23	1,350	1,439,845
JPMorgan Chase & Co.
2.25%, 01/23/20 (Call 12/23/19)(a)	3,309	3,308,661
2.30%, 08/15/21 (Call 08/15/20)	2,218	2,222,559
2.40%, 06/07/21 (Call 05/07/21)(a)	1,523	1,532,845
2.55%, 10/29/20 (Call 09/29/20)	2,048	2,060,124
2.55%, 03/01/21 (Call 02/01/21)	2,851	2,873,999
2.70%, 05/18/23 (Call 03/18/23)	1,340	1,367,411
2.75%, 06/23/20 (Call 05/23/20)	2,959	2,974,476
2.78%, 04/25/23 (Call 04/25/22)(c)	1,105	1,121,060

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.97%, 01/15/23 (Call 01/15/22)	$1,370	$1,395,914
3.20%, 01/25/23	3,299	3,415,768
3.21%, 04/01/23 (Call 04/01/22)(c)	2,829	2,896,357
3.25%, 09/23/22	2,059	2,131,225
3.38%, 05/01/23	1,815	1,893,302
3.51%, 06/18/22 (Call 06/18/21)(c)	3,275	3,349,475
3.56%, 04/23/24 (Call 04/23/23)(c)	1,950	2,034,757
3.63%, 05/13/24	1,075	1,143,159
3.80%, 07/23/24 (Call 07/23/23)(c)	2,000	2,114,159
3.88%, 02/01/24	436	465,991
3.88%, 09/10/24	2,000	2,133,717
4.25%, 10/15/20	2,094	2,138,309
4.35%, 08/15/21	2,980	3,106,137
4.40%, 07/22/20(a)	1,131	1,149,944
4.50%, 01/24/22	3,768	3,968,352
4.63%, 05/10/21	320	332,652
4.95%, 03/25/20	890	900,132
JPMorgan Chase Bank N.A.
2.60%, 02/01/21 (Call 02/01/20)(a)(c)	1,050	1,051,476
3.09%, 04/26/21 (Call 04/26/20)(c)	3,350	3,368,338
KeyBank N.A./Cleveland OH
2.30%, 09/14/22	1,380	1,389,821
2.50%, 12/15/19(a)	840	840,470
3.30%, 02/01/22(a)	2,875	2,961,549
KeyCorp.
2.90%, 09/15/20	1,319	1,329,921
5.10%, 03/24/21	255	265,448
Lloyds Bank PLC
2.25%, 08/14/22	1,000	1,004,349
3.30%, 05/07/21	1,300	1,323,734
6.38%, 01/21/21	25	26,329
Lloyds Banking Group PLC
2.86%, 03/17/23 (Call 03/17/22)(a)(c)	1,000	1,010,283
2.91%, 11/07/23 (Call 11/07/22)(c)	2,415	2,448,192
3.00%, 01/11/22	2,035	2,068,289
3.10%, 07/06/21	800	813,224
3.90%, 03/12/24	790	834,476
4.05%, 08/16/23	1,875	1,985,613
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	555	582,042
Manufacturers & Traders Trust Co.
2.05%, 08/17/20 (Call 07/17/20)	1,190	1,191,251
2.10%, 02/06/20 (Call 01/06/20)(a)	1,210	1,209,599
2.50%, 05/18/22 (Call 04/18/22)	100	101,196
2.63%, 01/25/21 (Call 12/25/20)	1,025	1,033,071
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	2,700	2,702,183
2.53%, 09/13/23(a)	500	504,920
2.62%, 07/18/22	1,550	1,568,291
2.67%, 07/25/22	2,378	2,407,760
2.80%, 07/18/24(a)	1,000	1,019,686
2.95%, 03/01/21	2,375	2,401,653
3.00%, 02/22/22	169	172,235
3.41%, 03/07/24	1,520	1,587,721
3.46%, 03/02/23	1,000	1,036,371
3.54%, 07/26/21	237	242,613
3.76%, 07/26/23	1,382	1,454,441
Mizuho Financial Group Inc.
2.27%, 09/13/21	15	15,046
2.60%, 09/11/22	2,175	2,197,556
2.72%, 07/16/23 (Call 07/16/22)(c)	500	505,908

Security	Par (000)	Value

Banks (continued)
2.95%, 02/28/22	$1,225	$1,245,095
3.55%, 03/05/23	800	832,449
Morgan Stanley
2.50%, 04/21/21	3,511	3,536,489
2.63%, 11/17/21	4,249	4,294,409
2.65%, 01/27/20(a)	2,615	2,616,203
2.75%, 05/19/22	890	903,705
2.80%, 06/16/20(a)	2,975	2,986,394
3.13%, 01/23/23	5,185	5,334,725
3.70%, 10/23/24	2,000	2,127,967
3.74%, 04/24/24 (Call 04/24/23)(c)	2,580	2,701,085
3.75%, 02/25/23	1,536	1,614,647
4.10%, 05/22/23	417	441,339
4.88%, 11/01/22	1,975	2,120,074
5.50%, 01/26/20(a)	1,137	1,145,810
5.50%, 07/24/20	2,447	2,508,212
5.50%, 07/28/21	2,171	2,296,485
5.75%, 01/25/21	1,429	1,493,217
Series F, 3.88%, 04/29/24	1,290	1,375,012
MUFG Union Bank N.A., 3.15%, 04/01/22 (Call 03/01/22)	860	881,234
National Australia Bank Ltd./New York
1.88%, 07/12/21	1,975	1,974,800
2.13%, 05/22/20	1,690	1,691,537
2.50%, 01/12/21	140	141,102
2.50%, 05/22/22	1,845	1,870,253
2.63%, 07/23/20(a)	850	855,009
2.63%, 01/14/21	1,440	1,452,355
2.80%, 01/10/22	1,295	1,318,591
2.88%, 04/12/23	95	97,598
3.00%, 01/20/23	1,000	1,029,909
3.70%, 11/04/21	770	796,991
National Bank of Canada
2.15%, 06/12/20 (Call 05/12/20)	1,850	1,848,677
2.20%, 11/02/20 (Call 10/02/20)	260	260,671
Northern Trust Corp.
2.38%, 08/02/22	50	50,666
3.38%, 08/23/21	25	25,656
3.45%, 11/04/20	442	448,487
PNC Bank N.A.
2.00%, 05/19/20 (Call 04/19/20)(a)	1,400	1,400,235
2.15%, 04/29/21 (Call 03/30/21)	715	717,393
2.23%, 07/22/22 (Call 07/22/21)(c)	500	501,263
2.30%, 06/01/20 (Call 05/02/20)(a)	1,000	1,001,671
2.45%, 11/05/20 (Call 10/06/20)	1,650	1,657,939
2.45%, 07/28/22 (Call 06/28/22)	900	911,064
2.50%, 01/22/21 (Call 12/23/20)(a)	1,083	1,090,617
2.55%, 12/09/21 (Call 11/09/21)	300	303,587
2.60%, 07/21/20 (Call 06/21/20)(a)	1,250	1,255,078
2.63%, 02/17/22 (Call 01/18/22)	998	1,013,126
2.70%, 11/01/22 (Call 10/01/22)	675	686,199
2.95%, 01/30/23 (Call 12/30/22)	1,350	1,382,785
3.50%, 06/08/23 (Call 05/09/23)	1,000	1,049,338
3.80%, 07/25/23 (Call 06/25/23)	600	632,421
PNC Financial Services Group Inc. (The)
3.50%, 01/23/24 (Call 12/23/23)	1,100	1,162,863
3.90%, 04/29/24 (Call 03/29/24)	550	589,157
4.38%, 08/11/20	225	229,277
5.13%, 02/08/20	665	670,402
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)(a)	3,001	3,056,256

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.20%, 02/08/21 (Call 01/08/21)	$1,000	$1,012,865
3.80%, 08/14/23 (Call 07/14/23)(a)	1,130	1,195,162
Royal Bank of Canada
2.13%, 03/02/20(a)	1,612	1,611,516
2.15%, 10/26/20	2,256	2,262,452
2.25%, 11/01/24	500	501,013
2.35%, 10/30/20	1,245	1,251,237
2.50%, 01/19/21	1,340	1,351,295
2.55%, 07/16/24(a)	1,975	2,003,630
2.75%, 02/01/22	834	850,616
2.80%, 04/29/22	1,225	1,250,094
3.20%, 04/30/21	1,201	1,224,679
3.70%, 10/05/23	1,275	1,348,609
Royal Bank of Scotland Group PLC
3.50%, 05/15/23 (Call 05/15/22)(c)	2,041	2,084,099
3.88%, 09/12/23	1,770	1,845,383
4.52%, 06/25/24 (Call 06/25/23)(c)	890	944,769
5.13%, 05/28/24	2,596	2,802,148
6.00%, 12/19/23	1,240	1,374,974
6.10%, 06/10/23	1,775	1,952,794
6.13%, 12/15/22	640	697,434
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)(a)	2,550	2,552,065
3.40%, 01/18/23 (Call 12/18/22)	290	297,913
3.50%, 06/07/24 (Call 05/07/24)	1,250	1,285,561
3.70%, 03/28/22 (Call 02/28/22)	1,592	1,636,595
4.45%, 12/03/21 (Call 11/03/21)	50	52,033
Santander UK Group Holdings PLC
2.88%, 10/16/20	556	559,542
2.88%, 08/05/21	1,375	1,388,547
3.13%, 01/08/21	1,866	1,884,555
3.37%, 01/05/24 (Call 01/05/23)(c)	1,025	1,046,473
3.57%, 01/10/23 (Call 01/10/22)	1,175	1,199,877
Santander UK PLC
2.38%, 03/16/20	845	845,997
3.40%, 06/01/21	1,325	1,352,875
3.75%, 11/15/21	440	454,250
4.00%, 03/13/24	1,405	1,501,983
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21	550	548,768
2.80%, 03/11/22(a)	1,010	1,031,678
State Street Corp.
1.95%, 05/19/21	1,300	1,301,402
2.55%, 08/18/20(a)	1,839	1,848,857
3.10%, 05/15/23	900	929,823
3.70%, 11/20/23	1,085	1,156,622
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20	1,810	1,811,369
2.51%, 01/17/20	2,550	2,552,370
3.20%, 07/18/22	10	10,273
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	1,072	1,072,051
2.44%, 10/19/21	603	607,733
2.45%, 09/27/24(a)	1,000	1,002,202
2.70%, 07/16/24	1,750	1,775,075
2.78%, 07/12/22	1,063	1,080,279
2.78%, 10/18/22	1,526	1,554,189
2.85%, 01/11/22	4,300	4,368,180
2.93%, 03/09/21	2,007	2,029,161
3.10%, 01/17/23	2,384	2,446,755

Security	Par (000)	Value

Banks (continued)
3.75%, 07/19/23	$275	$289,140
SunTrust Bank/Atlanta GA
2.25%, 01/31/20 (Call 12/31/19)	850	850,357
2.45%, 08/01/22 (Call 07/01/22)	310	313,212
2.59%, 01/29/21 (Call 01/29/20)(a)(c)	753	753,703
2.75%, 05/01/23 (Call 04/01/23)	85	86,545
2.80%, 05/17/22 (Call 04/17/22)	250	254,582
3.00%, 02/02/23 (Call 01/02/23)	1,135	1,164,686
3.20%, 04/01/24 (Call 03/01/24)	1,424	1,484,792
3.50%, 08/02/22 (Call 08/02/21)(c)	110	112,526
3.53%, 10/26/21 (Call 10/26/20)(c)	279	282,979
3.69%, 08/02/24 (Call 08/02/23)(c)	500	525,174
SunTrust Banks Inc.
2.70%, 01/27/22 (Call 12/27/21)	1,934	1,958,991
2.90%, 03/03/21 (Call 02/03/21)	2,490	2,517,214
Svenska Handelsbanken AB
1.88%, 09/07/21	1,250	1,248,371
1.95%, 09/08/20	700	700,420
2.40%, 10/01/20	1,075	1,079,945
2.45%, 03/30/21	1,425	1,436,276
3.35%, 05/24/21	740	755,918
3.90%, 11/20/23	1,420	1,517,884
Synchrony Bank, 3.00%, 06/15/22 (Call 05/15/22)	500	507,041
Toronto-Dominion Bank (The)
1.80%, 07/13/21	1,516	1,514,649
1.85%, 09/11/20(a)	250	249,910
1.90%, 12/01/22	365	364,094
2.13%, 04/07/21	1,364	1,369,028
2.25%, 11/05/19	2,057	2,057,005
2.50%, 12/14/20	2,042	2,057,233
2.55%, 01/25/21	1,755	1,770,604
2.65%, 06/12/24	1,600	1,637,510
3.00%, 06/11/20	50	50,284
3.25%, 06/11/21	848	867,032
3.25%, 03/11/24	1,500	1,571,777
3.50%, 07/19/23	1,160	1,223,324
U.S. Bancorp.
2.35%, 01/29/21 (Call 12/29/20)	1,920	1,931,675
2.40%, 07/30/24 (Call 06/28/24)	1,500	1,526,298
2.95%, 07/15/22 (Call 06/15/22)	1,694	1,735,743
3.00%, 03/15/22 (Call 02/15/22)	1,130	1,159,541
3.38%, 02/05/24 (Call 01/05/24)	2,900	3,062,509
3.70%, 01/30/24 (Call 12/29/23)	20	21,323
4.13%, 05/24/21 (Call 04/23/21)(a)	40	41,291
Series V, 2.63%, 01/24/22 (Call 12/23/21)	1,880	1,909,869
U.S. Bank N.A./Cincinnati OH
2.05%, 10/23/20 (Call 09/23/20)(a)	300	300,357
2.35%, 01/23/20 (Call 12/23/19)	2,340	2,340,942
2.85%, 01/23/23 (Call 12/23/22)	250	257,189
3.10%, 05/21/21 (Call 05/21/20)(c)	850	855,113
3.15%, 04/26/21 (Call 03/26/21)	500	508,898
3.40%, 07/24/23 (Call 06/23/23)	1,095	1,149,846
3.45%, 11/16/21 (Call 10/15/21)	405	417,966
UBS AG/Stamford CT
2.35%, 03/26/20(a)	1,900	1,901,197
4.88%, 08/04/20	150	153,245
Wells Fargo & Co.
2.10%, 07/26/21	2,658	2,662,718
2.50%, 03/04/21	2,014	2,027,630
2.55%, 12/07/20	2,181	2,197,445

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.60%, 07/22/20(a)	$2,787	$2,800,768
2.63%, 07/22/22	3,860	3,911,499
3.00%, 01/22/21	1,143	1,157,130
3.07%, 01/24/23 (Call 01/24/22)	2,927	2,983,468
3.30%, 09/09/24	2,021	2,111,307
3.50%, 03/08/22(a)	2,180	2,248,739
3.75%, 01/24/24 (Call 12/24/23)	3,152	3,333,873
4.13%, 08/15/23	2,640	2,799,770
4.60%, 04/01/21	1,009	1,044,846
Series M, 3.45%, 02/13/23	1,346	1,392,993
Series N, 2.15%, 01/30/20	4,502	4,504,701
Wells Fargo Bank N.A.
2.08%, 09/09/22 (Call 09/09/21)(c)	350	349,645
2.15%, 12/06/19	1,175	1,175,306
2.60%, 01/15/21	1,876	1,891,619
2.90%, 05/27/22 (Call 05/27/21)(c)	2,550	2,580,680
3.33%, 07/23/21 (Call 07/23/20)(c)	1,425	1,437,844
3.55%, 08/14/23 (Call 07/14/23)	1,710	1,797,487
3.63%, 10/22/21 (Call 09/21/21)	775	798,408
Westpac Banking Corp.
2.00%, 08/19/21	620	621,427
2.10%, 05/13/21(a)	1,127	1,130,831
2.15%, 03/06/20(a)	984	984,794
2.30%, 05/26/20(a)	1,390	1,392,853
2.50%, 06/28/22	1,640	1,664,219
2.60%, 11/23/20	1,000	1,007,928
2.65%, 01/25/21	375	378,572
2.75%, 01/11/23	30	30,683
2.80%, 01/11/22	850	865,935
3.05%, 05/15/20(a)	585	589,259
3.30%, 02/26/24	985	1,032,369
3.65%, 05/15/23(a)	2,275	2,399,590
4.88%, 11/19/19	1,600	1,602,030
Zions Bancorp. N.A., 3.35%, 03/04/22 (Call 02/04/22)	525	537,564

		680,746,645

Beverages — 2.1%
Anheuser-Busch InBev Finance Inc.
3.30%, 02/01/23 (Call 12/01/22)(a)	4,503	4,682,419
3.70%, 02/01/24	2,000	2,134,059
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	222	225,820
6.88%, 11/15/19	110	110,157
Coca-Cola Co. (The)
1.55%, 09/01/21	955	952,337
1.75%, 09/06/24	1,266	1,259,305
1.88%, 10/27/20	1,357	1,359,673
2.20%, 05/25/22	190	192,227
2.45%, 11/01/20	1,185	1,193,846
2.50%, 04/01/23	54	55,274
3.15%, 11/15/20	1,219	1,236,151
3.20%, 11/01/23	2,580	2,718,798
3.30%, 09/01/21	100	102,888
Constellation Brands Inc.
2.25%, 11/06/20	525	526,425
2.65%, 11/07/22 (Call 10/07/22)	350	355,316
2.70%, 05/09/22 (Call 04/09/22)	1,022	1,035,227
3.20%, 02/15/23 (Call 01/15/23)(a)	1,008	1,039,235
3.75%, 05/01/21	62	63,457
4.25%, 05/01/23	1,045	1,117,273

Security	Par (000)	Value

Beverages (continued)
Diageo Capital PLC
2.13%, 10/24/24 (Call 09/24/24)	$1,000	$1,003,442
2.63%, 04/29/23 (Call 01/29/23)	625	637,395
3.00%, 05/18/20	310	311,752
3.50%, 09/18/23 (Call 08/18/23)	1,000	1,053,678
4.83%, 07/15/20(a)	375	382,672
Diageo Investment Corp., 2.88%, 05/11/22	822	841,048
Keurig Dr Pepper Inc.
3.55%, 05/25/21	640	654,676
4.06%, 05/25/23 (Call 04/25/23)	2,830	2,993,474
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	1,539	1,539,480
3.50%, 05/01/22(a)	165	169,843
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)	525	524,638
1.85%, 04/30/20 (Call 03/30/20)(a)	1,684	1,683,603
2.00%, 04/15/21 (Call 03/15/21)	890	893,213
2.15%, 10/14/20 (Call 09/14/20)	1,420	1,424,756
2.25%, 05/02/22 (Call 04/02/22)	155	156,801
2.75%, 03/05/22	1,090	1,116,006
2.75%, 03/01/23	1,668	1,721,983
3.00%, 08/25/21	1,108	1,133,063
3.10%, 07/17/22 (Call 05/17/22)	300	310,081
3.13%, 11/01/20	205	207,763
3.60%, 03/01/24 (Call 12/01/23)	2,114	2,258,422

		41,377,676

Biotechnology — 1.5%
Amgen Inc.
1.85%, 08/19/21 (Call 07/19/21)	95	94,980
2.13%, 05/01/20 (Call 04/01/20)(a)	1,411	1,412,275
2.20%, 05/11/20(a)	1,115	1,117,052
2.25%, 08/19/23 (Call 06/19/23)(a)	1,850	1,859,354
2.65%, 05/11/22 (Call 04/11/22)	1,760	1,786,619
2.70%, 05/01/22 (Call 03/01/22)(a)	270	274,124
3.45%, 10/01/20	964	977,237
3.63%, 05/15/22 (Call 02/15/22)	1,125	1,164,205
3.63%, 05/22/24 (Call 02/22/24)	53	56,225
3.88%, 11/15/21 (Call 08/15/21)	1,361	1,407,211
4.10%, 06/15/21 (Call 03/15/21)	1,010	1,041,775
Biogen Inc.
2.90%, 09/15/20	2,369	2,387,992
3.63%, 09/15/22	190	198,625
Celgene Corp.
2.25%, 08/15/21	140	140,593
2.75%, 02/15/23 (Call 01/15/23)	1,050	1,069,921
2.88%, 08/15/20	2,071	2,084,328
2.88%, 02/19/21	50	50,543
3.25%, 08/15/22	110	113,514
3.25%, 02/20/23 (Call 01/20/23)	760	785,882
3.55%, 08/15/22	928	964,956
3.95%, 10/15/20	1,770	1,803,965
Gilead Sciences Inc.
1.95%, 03/01/22 (Call 02/01/22)	10	10,019
2.35%, 02/01/20	935	935,871
2.50%, 09/01/23 (Call 07/01/23)	1,025	1,041,867
2.55%, 09/01/20(a)	2,009	2,022,045
3.25%, 09/01/22 (Call 07/01/22)	434	450,418
3.70%, 04/01/24 (Call 01/01/24)(a)	1,065	1,132,590
4.40%, 12/01/21 (Call 09/01/21)(a)	2,160	2,258,341

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
4.50%, 04/01/21 (Call 01/01/21)	$745	$767,778

		29,410,305

Building Materials — 0.0%
Fortune Brands Home & Security Inc., 4.00%, 09/21/23 (Call 08/21/23)	550	582,266

Chemicals — 1.0%
Celanese U.S. Holdings LLC, 3.50%, 05/08/24 (Call 04/08/24)	810	836,228
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	2,257	2,311,382
3.15%, 05/15/24 (Call 04/15/24)(b)	90	92,755
4.13%, 11/15/21 (Call 11/12/19)	1,040	1,078,991
DuPont de Nemours Inc.
3.77%, 11/15/20	1,200	1,221,864
4.21%, 11/15/23 (Call 10/15/23)	2,412	2,588,918
Eastman Chemical Co., 3.60%, 08/15/22 (Call 05/15/22)	600	619,699
Ecolab Inc.
2.38%, 08/10/22 (Call 07/10/22)(a)	765	773,780
4.35%, 12/08/21	1,313	1,379,779
LYB International Finance BV, 4.00%, 07/15/23	940	996,002
LyondellBasell Industries NV, 6.00%, 11/15/21 (Call 08/17/21)	670	714,921
Mosaic Co. (The)
3.25%, 11/15/22 (Call 10/15/22)	680	697,275
4.25%, 11/15/23 (Call 08/15/23)(a)	825	879,768
PPG Industries Inc., 3.60%, 11/15/20	515	523,544
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	1,493	1,505,248
2.45%, 02/15/22 (Call 11/15/21)	395	399,788
2.70%, 02/21/23 (Call 11/21/22)	25	25,575
3.00%, 09/01/21	387	395,060
4.05%, 03/15/21	75	77,260
Sherwin-Williams Co. (The)
2.75%, 06/01/22 (Call 05/01/22)	1,617	1,644,933
3.13%, 06/01/24 (Call 04/01/24)	52	54,010
Syngenta Finance NV, 3.13%, 03/28/22	127	128,231

		18,945,011

Commercial Services — 0.6%
Automatic Data Processing Inc., 2.25%, 09/15/20 (Call 08/15/20)	1,078	1,082,390
Block Financial LLC
4.13%, 10/01/20 (Call 09/01/20)	1,104	1,121,962
5.50%, 11/01/22 (Call 05/01/22)(a)	100	107,114
Cintas Corp. No. 2, 2.90%, 04/01/22 (Call 03/01/22)	486	495,966
Equifax Inc.
2.30%, 06/01/21 (Call 05/01/21)	50	49,967
3.30%, 12/15/22 (Call 09/15/22)	771	794,670
Global Payments Inc.
3.75%, 06/01/23 (Call 03/01/23)	75	78,382
3.80%, 04/01/21 (Call 03/01/21)	1,541	1,573,826
4.00%, 06/01/23 (Call 05/01/23)	595	628,525
IHS Markit Ltd., 4.13%, 08/01/23 (Call 07/01/23)	1,080	1,145,150
Moody’s Corp.
2.63%, 01/15/23 (Call 12/15/22)	25	25,389
2.75%, 12/15/21 (Call 11/15/21)	59	59,931
4.50%, 09/01/22 (Call 06/01/22)	630	668,561
4.88%, 02/15/24 (Call 11/15/23)(a)	75	82,808
5.50%, 09/01/20	160	164,619

Security	Par (000)	Value

Commercial Services (continued)
PayPal Holdings Inc.
2.20%, 09/26/22	$31	$31,159
2.40%, 10/01/24 (Call 09/01/24)	1,585	1,596,761
RELX Capital Inc.
3.13%, 10/15/22 (Call 07/15/22)	200	204,664
3.50%, 03/16/23 (Call 02/16/23)	1,150	1,193,750
S&P Global Inc., 3.30%, 08/14/20 (Call 07/14/20)	513	518,513

		11,624,107

Computers — 3.7%
Apple Inc.
1.55%, 02/07/20(a)	975	974,099
1.55%, 08/04/21 (Call 07/04/21)	3,217	3,207,787
1.70%, 09/11/22	162	161,896
1.80%, 11/13/19	55	55,002
1.80%, 05/11/20(a)	1,274	1,274,312
1.80%, 09/11/24 (Call 08/11/24)	530	527,884
1.90%, 02/07/20	125	125,063
2.00%, 05/06/20(a)	1,125	1,126,237
2.00%, 11/13/20	175	175,524
2.10%, 09/12/22 (Call 08/12/22)	3,935	3,969,024
2.15%, 02/09/22	2,321	2,341,861
2.25%, 02/23/21 (Call 01/23/21)	3,014	3,032,090
2.30%, 05/11/22 (Call 04/11/22)	1,458	1,476,539
2.40%, 01/13/23 (Call 12/13/22)	150	152,724
2.40%, 05/03/23	3,323	3,380,623
2.50%, 02/09/22 (Call 01/09/22)	1,873	1,902,828
2.70%, 05/13/22	625	639,474
2.85%, 05/06/21	2,453	2,493,259
2.85%, 02/23/23 (Call 12/23/22)	1,090	1,122,841
2.85%, 05/11/24 (Call 03/11/24)	1,184	1,229,233
3.00%, 02/09/24 (Call 12/09/23)	1,907	1,990,903
3.45%, 05/06/24	2,200	2,346,337
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (Call 06/15/24)(b)	1,422	1,488,267
4.42%, 06/15/21 (Call 05/15/21)(b)	4,004	4,135,095
5.45%, 06/15/23 (Call 04/15/23)(b)	2,697	2,929,959
DXC Technology Co., 4.25%, 04/15/24 (Call 02/15/24)	565	589,767
Hewlett Packard Enterprise Co.
2.25%, 04/01/23 (Call 03/01/23)	1,030	1,029,352
3.50%, 10/05/21 (Call 09/05/21)	312	320,428
3.60%, 10/15/20 (Call 09/15/20)	3,887	3,938,991
4.40%, 10/15/22 (Call 08/15/22)	765	810,281
HP Inc.
3.75%, 12/01/20	570	580,731
4.05%, 09/15/22	57	60,153
4.30%, 06/01/21	210	217,475
4.38%, 09/15/21	40	41,694
4.65%, 12/09/21	206	217,988
IBM Credit LLC
2.20%, 09/08/22	1,105	1,111,963
2.65%, 02/05/21	765	772,709
3.00%, 02/06/23	835	860,519
3.60%, 11/30/21	1,775	1,836,464
International Business Machines Corp.
1.63%, 05/15/20	2,303	2,300,810
1.88%, 08/01/22	510	509,018
1.90%, 01/27/20(a)	260	260,017
2.25%, 02/19/21	550	552,637
2.50%, 01/27/22	1,775	1,797,701
2.85%, 05/13/22	775	792,301

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
3.00%, 05/15/24	$4,000	$4,145,988
3.38%, 08/01/23	1,000	1,047,151
3.63%, 02/12/24	2,250	2,388,218
8.38%, 11/01/19	180	180,000
Seagate HDD Cayman
4.25%, 03/01/22 (Call 02/01/22)	44	45,479
4.75%, 06/01/23	1,190	1,253,962
4.88%, 03/01/24 (Call 01/01/24)(a)	1,100	1,167,027

		71,087,685

Cosmetics & Personal Care — 0.7%
Colgate-Palmolive Co.
2.30%, 05/03/22	245	248,555
3.25%, 03/15/24	1,014	1,074,973
Estee Lauder Companies Inc. (The), 1.80%, 02/07/20	425	424,613
Procter & Gamble Co. (The)
1.70%, 11/03/21	1,240	1,240,330
1.85%, 02/02/21	125	125,247
1.90%, 11/01/19(a)	840	840,000
1.90%, 10/23/20	389	389,659
2.15%, 08/11/22(a)	2,230	2,257,607
2.30%, 02/06/22(a)	670	678,832
3.10%, 08/15/23	26	27,333
Unilever Capital Corp.
1.38%, 07/28/21(a)	570	565,905
1.80%, 05/05/20	25	25,003
2.10%, 07/30/20(a)	900	901,637
2.20%, 05/05/22 (Call 04/05/22)	990	998,481
2.60%, 05/05/24 (Call 03/05/24)(a)	500	512,455
3.00%, 03/07/22	550	565,083
3.13%, 03/22/23 (Call 02/22/23)	680	707,119
3.25%, 03/07/24 (Call 02/07/24)	250	263,291
4.25%, 02/10/21(a)	875	901,669

		12,747,792

Diversified Financial Services — 4.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.88%, 08/14/24 (Call 07/14/24)	500	502,666
3.30%, 01/23/23 (Call 12/23/22)	1,020	1,045,763
3.50%, 05/26/22 (Call 04/26/22)(a)	550	566,160
3.95%, 02/01/22 (Call 01/01/22)	1,770	1,835,445
4.13%, 07/03/23 (Call 06/03/23)	275	289,357
4.50%, 05/15/21	2,360	2,449,833
4.63%, 10/30/20	1,288	1,324,054
4.63%, 07/01/22	170	180,022
4.88%, 01/16/24 (Call 12/16/23)	1,250	1,357,494
5.00%, 10/01/21	150	158,074
Air Lease Corp.
2.13%, 01/15/20	139	139,024
2.25%, 01/15/23	555	553,225
2.50%, 03/01/21	189	189,855
2.63%, 07/01/22 (Call 06/01/22)	641	646,818
2.75%, 01/15/23 (Call 12/15/22)	795	803,944
3.00%, 09/15/23 (Call 07/15/23)	122	124,245
3.38%, 06/01/21 (Call 05/01/21)	987	1,005,297
3.75%, 02/01/22 (Call 12/01/21)	40	41,223
3.88%, 04/01/21 (Call 03/01/21)	250	255,532
3.88%, 07/03/23 (Call 06/03/23)	1,025	1,073,558
4.25%, 02/01/24 (Call 01/01/24)	850	910,075
4.25%, 09/15/24 (Call 06/15/24)	1,000	1,077,404

Security	Par (000)	Value

Diversified Financial Services (continued)
Aircastle Ltd.
4.13%, 05/01/24 (Call 02/01/24)	$40	$41,903
4.40%, 09/25/23 (Call 08/25/23)	1,221	1,285,736
5.00%, 04/01/23(a)	324	346,926
5.13%, 03/15/21	150	155,220
5.50%, 02/15/22	105	111,583
Ally Financial Inc.
3.88%, 05/21/24 (Call 04/21/24)	500	522,911
4.25%, 04/15/21	500	512,625
American Express Co.
2.20%, 10/30/20 (Call 09/29/20)	575	576,604
2.50%, 08/01/22 (Call 07/01/22)	1,879	1,903,778
2.50%, 07/30/24 (Call 06/30/24)	2,465	2,501,757
2.65%, 12/02/22	1,199	1,223,815
2.75%, 05/20/22 (Call 04/20/22)	500	509,699
3.00%, 02/22/21 (Call 01/22/21)	50	50,689
3.38%, 05/17/21 (Call 04/17/21)	597	609,599
3.40%, 02/27/23 (Call 01/27/23)	2,935	3,056,767
3.40%, 02/22/24 (Call 01/22/24)	1,168	1,226,959
3.70%, 08/03/23 (Call 07/03/23)	1,496	1,581,431
American Express Credit Corp.
2.20%, 03/03/20 (Call 02/01/20)	1,628	1,628,895
2.25%, 05/05/21 (Call 04/04/21)	2,165	2,177,118
2.38%, 05/26/20 (Call 04/25/20)	2,555	2,560,851
2.70%, 03/03/22 (Call 01/31/22)	2,709	2,756,880
Series F, 2.60%, 09/14/20 (Call 08/14/20)	1,782	1,791,658
Ameriprise Financial Inc.
3.00%, 03/22/22	65	66,416
4.00%, 10/15/23	578	617,755
5.30%, 03/15/20	508	514,058
Brookfield Finance Inc., 4.00%, 04/01/24 (Call 02/01/24)(a)	1,000	1,064,773
Capital One Bank USA N.A., 3.38%, 02/15/23	620	638,531
Capital One Financial Corp.
2.40%, 10/30/20 (Call 09/30/20)	15	15,046
2.50%, 05/12/20 (Call 04/12/20)	1,118	1,120,337
3.05%, 03/09/22 (Call 02/09/22)	2,505	2,554,489
3.20%, 01/30/23 (Call 12/30/22)	2,816	2,894,086
3.30%, 10/30/24 (Call 09/30/24)	1,000	1,040,503
3.45%, 04/30/21 (Call 03/30/21)	925	943,663
3.50%, 06/15/23	1,750	1,822,368
3.90%, 01/29/24 (Call 12/29/23)	1,430	1,516,266
4.75%, 07/15/21	575	600,575
Charles Schwab Corp. (The)
2.65%, 01/25/23 (Call 12/25/22)(a)	1,487	1,516,735
3.25%, 05/21/21 (Call 04/21/21)	1,136	1,160,316
3.55%, 02/01/24 (Call 01/01/24)	100	105,765
4.45%, 07/22/20	925	941,345
CME Group Inc., 3.00%, 09/15/22	990	1,022,826
Discover Financial Services, 3.85%, 11/21/22	955	999,173
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	5,399	5,398,784
Intercontinental Exchange Inc.
2.35%, 09/15/22 (Call 08/15/22)(a)	1,142	1,153,951
2.75%, 12/01/20 (Call 11/01/20)	1,647	1,659,181
4.00%, 10/15/23	125	133,651
International Lease Finance Corp.
4.63%, 04/15/21(a)	945	977,021
5.88%, 08/15/22	550	602,641
8.25%, 12/15/20	150	159,967
8.63%, 01/15/22	177	200,858

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Invesco Finance PLC
3.13%, 11/30/22	$250	$256,809
4.00%, 01/30/24	150	159,782
Jefferies Financial Group Inc., 5.50%, 10/18/23 (Call 01/18/23)	292	317,899
Jefferies Group LLC
5.13%, 01/20/23	815	877,355
6.88%, 04/15/21	630	668,988
Mastercard Inc.
2.00%, 11/21/21 (Call 10/21/21)(a)	570	572,855
3.38%, 04/01/24	25	26,640
Nasdaq Inc., 4.25%, 06/01/24 (Call 03/01/24)	528	569,882
Nomura Holdings Inc., 6.70%, 03/04/20(a)	1,105	1,121,246
ORIX Corp.
2.90%, 07/18/22	297	303,064
4.05%, 01/16/24	575	614,384
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	349	348,878
2.85%, 07/25/22 (Call 06/25/22)	230	232,605
3.75%, 08/15/21 (Call 06/15/21)(a)	821	840,379
4.25%, 08/15/24 (Call 05/15/24)	1,506	1,593,614
4.38%, 03/19/24 (Call 02/19/24)	803	854,177
TD Ameritrade Holding Corp., 2.95%, 04/01/22 (Call 02/01/22)(a)	1,608	1,643,032
Visa Inc.
2.15%, 09/15/22 (Call 08/15/22)(a)	690	697,490
2.20%, 12/14/20 (Call 11/14/20)	3,971	3,990,458
2.80%, 12/14/22 (Call 10/14/22)	1,944	2,001,489

		92,794,578

Electric — 2.2%
Alabama Power Co., Series 17-A, 2.45%, 03/30/22 (Call 02/28/22)	100	101,217
American Electric Power Co. Inc., 2.15%, 11/13/20	1,330	1,333,421
Berkshire Hathaway Energy Co., 3.75%, 11/15/23 (Call 08/15/23)	25	26,571
CenterPoint Energy Inc.
2.50%, 09/01/22 (Call 08/01/22)	805	812,001
2.50%, 09/01/24 (Call 08/01/24)	575	578,396
3.60%, 11/01/21	575	591,546
3.85%, 02/01/24 (Call 01/01/24)	120	127,009
Commonwealth Edison Co., 4.00%, 08/01/20 (Call 05/01/20)(a)	225	227,160
Consolidated Edison Inc., 2.00%, 05/15/21 (Call 04/15/21)	846	846,148
Dominion Energy Inc.
2.58%, 07/01/20	571	573,012
2.72%, 08/15/21(d)	270	272,507
3.07%, 08/15/24(d)	600	617,786
4.10%, 04/01/21(d)	691	709,132
DTE Energy Co.
Series C, 2.53%, 10/01/24	600	601,543
Series D, 3.70%, 08/01/23 (Call 07/01/23)	442	463,221
Duke Energy Carolinas LLC
2.50%, 03/15/23 (Call 01/15/23)	149	151,945
3.05%, 03/15/23 (Call 02/15/23)(a)	700	725,273
3.90%, 06/15/21 (Call 03/15/21)	270	277,662
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)	1,032	1,029,815
2.40%, 08/15/22 (Call 07/15/22)	836	843,349
3.05%, 08/15/22 (Call 05/15/22)	345	353,957
3.55%, 09/15/21 (Call 06/15/21)	437	447,926

Security	Par (000)	Value

Electric (continued)
3.75%, 04/15/24 (Call 01/15/24)	$271	$288,001
Duke Energy Indiana LLC, 3.75%, 07/15/20(a)	120	121,760
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	1,080	1,102,190
3.00%, 09/15/21 (Call 06/15/21)(a)	121	123,332
Emera U.S. Finance LP, 2.70%, 06/15/21 (Call 05/15/21)	1,405	1,417,133
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)(a)	573	598,901
Evergy Inc., 2.45%, 09/15/24 (Call 08/15/24)	1,000	1,006,382
Eversource Energy, Series K, 2.75%, 03/15/22 (Call 02/15/22)	275	279,149
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	150	150,680
3.50%, 06/01/22 (Call 05/01/22)	605	622,321
5.15%, 12/01/20 (Call 09/01/20)	881	903,624
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	20	20,021
3.40%, 03/15/22 (Call 02/15/22)	975	1,001,674
4.00%, 10/01/20 (Call 07/01/20)	105	106,374
4.25%, 06/15/22 (Call 03/15/22)	476	498,599
FirstEnergy Corp.
Series A, 2.85%, 07/15/22 (Call 05/15/22)	535	544,783
Series B, 4.25%, 03/15/23 (Call 12/15/22)	250	264,733
Florida Power & Light Co., 2.75%, 06/01/23 (Call 12/01/22)	100	102,912
Georgia Power Co.
4.25%, 12/01/19	157	157,309
Series C, 2.00%, 09/08/20	450	450,317
ITC Holdings Corp., 2.70%, 11/15/22 (Call 10/15/22)	100	101,425
MidAmerican Energy Co., 3.50%, 10/15/24 (Call 07/15/24)	500	533,088
Nevada Power Co., Series BB, 2.75%, 04/15/20	200	201,081
NextEra Energy Capital Holdings Inc.
2.80%, 01/15/23 (Call 12/15/22)	30	30,628
2.90%, 04/01/22	430	438,987
3.15%, 04/01/24 (Call 03/01/24)	1,863	1,934,610
Ohio Power Co., Series M, 5.38%, 10/01/21	130	138,257
Oncor Electric Delivery Co. LLC, 2.75%, 06/01/24 (Call 05/01/24)(b)	750	771,164
PPL Capital Funding Inc., 3.40%, 06/01/23 (Call 03/01/23)	75	77,430
Progress Energy Inc., 4.40%, 01/15/21 (Call 10/15/20)	1,574	1,609,540
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)	1,150	1,164,600
3.85%, 06/01/23 (Call 05/01/23)	1,558	1,645,047
Public Service Enterprise Group Inc.
2.65%, 11/15/22 (Call 10/15/22)	460	467,581
2.88%, 06/15/24 (Call 05/15/24)	60	61,573
Puget Energy Inc., 6.00%, 09/01/21	125	133,341
Sempra Energy
2.40%, 02/01/20	640	640,399
2.40%, 03/15/20 (Call 02/15/20)(a)	1,209	1,209,866
2.88%, 10/01/22 (Call 07/01/22)	870	886,725
2.90%, 02/01/23 (Call 01/01/23)	665	675,851
3.55%, 06/15/24 (Call 03/15/24)	500	523,370
4.05%, 12/01/23 (Call 09/01/23)	115	122,043
Southern California Edison Co., 3.88%, 06/01/21 (Call 03/01/21)(a)	1,200	1,228,315
Southern Co. (The)
2.35%, 07/01/21 (Call 06/01/21)	1,901	1,911,144
2.75%, 06/15/20 (Call 05/15/20)	1,247	1,253,365
2.95%, 07/01/23 (Call 05/01/23)	1,605	1,643,117
Southern Power Co., Series D, 1.95%, 12/15/19	60	60,028

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	$1,214	$1,240,325
WEC Energy Group Inc., 3.38%, 06/15/21	35	35,758
Xcel Energy Inc., 4.70%, 05/15/20 (Call 12/02/19)(a)	722	733,642

		42,943,092

Electrical Components & Equipment — 0.0%
Emerson Electric Co., 2.63%, 12/01/21 (Call 11/01/21)	264	268,452

Electronics — 0.3%
Agilent Technologies Inc., 3.88%, 07/15/23 (Call 04/15/23)	212	222,885
Arrow Electronics Inc., 3.25%, 09/08/24 (Call 07/08/24)	21	21,574
Flex Ltd., 5.00%, 02/15/23	1,177	1,254,277
Fortive Corp., 2.35%, 06/15/21 (Call 05/15/21)	100	100,257
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)	2,641	2,646,072
2.30%, 08/15/24 (Call 07/15/24)	1,010	1,028,080
Tech Data Corp., 3.70%, 02/15/22 (Call 01/15/22)	405	415,599

		5,688,744

Environmental Control — 0.3%
Republic Services Inc.
2.50%, 08/15/24 (Call 07/15/24)(a)	1,060	1,077,429
3.55%, 06/01/22 (Call 03/01/22)	1,349	1,401,786
4.75%, 05/15/23 (Call 02/15/23)	175	189,646
5.00%, 03/01/20	444	448,528
5.25%, 11/15/21	141	150,227
Waste Management Inc.
2.40%, 05/15/23 (Call 03/15/23)	982	997,219
2.90%, 09/15/22 (Call 06/15/22)	130	133,542
2.95%, 06/15/24 (Call 05/15/24)	650	672,692
4.75%, 06/30/20	1,088	1,108,381

		6,179,450

Food — 1.1%
Campbell Soup Co.
3.30%, 03/15/21(a)	658	668,508
3.65%, 03/15/23 (Call 02/15/23)	1,927	2,008,452
4.25%, 04/15/21	25	25,734
Conagra Brands Inc.
3.20%, 01/25/23 (Call 10/25/22)	1,425	1,463,902
3.80%, 10/22/21	700	722,528
4.30%, 05/01/24 (Call 04/01/24)	1,022	1,099,222
General Mills Inc.
2.60%, 10/12/22 (Call 09/12/22)	508	515,509
3.15%, 12/15/21 (Call 09/15/21)	754	769,925
3.20%, 04/16/21	190	193,366
3.70%, 10/17/23 (Call 09/17/23)	825	871,460
Hershey Co. (The), 3.38%, 05/15/23 (Call 04/15/23)(a)	765	803,150
JM Smucker Co. (The), 3.50%, 10/15/21	615	633,073
Kellogg Co.
2.65%, 12/01/23	42	42,652
4.00%, 12/15/20(a)	1,243	1,268,899
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)(a)	391	391,887
4.00%, 06/15/23 (Call 05/15/23)	1,559	1,636,836
Kroger Co. (The)
2.95%, 11/01/21 (Call 10/01/21)	550	559,089
3.30%, 01/15/21 (Call 12/15/20)	1,624	1,646,514
3.40%, 04/15/22 (Call 01/15/22)(a)	63	64,796
3.85%, 08/01/23 (Call 05/01/23)	78	82,285
4.00%, 02/01/24 (Call 11/01/23)	550	586,760

Security	Par (000)	Value

Food (continued)
6.15%, 01/15/20	$275	$277,181
McCormick & Co. Inc./MD, 2.70%, 08/15/22 (Call 07/15/22)	100	101,733
Mondelez International Inc.
3.00%, 05/07/20(a)	205	206,083
3.63%, 05/07/23 (Call 04/07/23)	1,328	1,392,166
Sysco Corp.
2.50%, 07/15/21 (Call 06/15/21)	742	748,704
2.60%, 10/01/20 (Call 09/01/20)	1,494	1,502,206
Tyson Foods Inc.
2.25%, 08/23/21 (Call 07/23/21)	150	150,723
3.95%, 08/15/24 (Call 05/15/24)	75	80,494
4.50%, 06/15/22 (Call 03/15/22)	595	629,727

		21,143,564

Forest Products & Paper — 0.0%
Georgia-Pacific LLC, 8.00%, 01/15/24	25	30,752
International Paper Co., 3.65%, 06/15/24 (Call 03/15/24)	22	23,204

		53,956

Gas — 0.1%
CenterPoint Energy Resources Corp., 4.50%, 01/15/21 (Call 10/15/20)	210	214,802
Dominion Energy Gas Holdings LLC, 2.80%, 11/15/20 (Call 10/15/20)	765	771,975
National Fuel Gas Co., 3.75%, 03/01/23 (Call 12/01/22)(a)	219	224,794
NiSource Inc., 2.65%, 11/17/22 (Call 10/17/22)	316	320,571

		1,532,142

Health Care – Products — 1.1%
Abbott Laboratories
2.55%, 03/15/22(a)	110	111,614
2.90%, 11/30/21 (Call 10/30/21)	4,118	4,200,402
3.40%, 11/30/23 (Call 09/30/23)	234	246,986
Becton Dickinson and Co.
2.40%, 06/05/20(a)	240	240,681
2.68%, 12/15/19	566	566,210
2.89%, 06/06/22 (Call 05/06/22)	2,616	2,667,442
3.13%, 11/08/21	90	91,816
3.25%, 11/12/20	125	126,481
3.36%, 06/06/24 (Call 04/06/24)	1,500	1,569,518
Boston Scientific Corp.
3.38%, 05/15/22(a)	95	98,125
3.45%, 03/01/24 (Call 02/01/24)	1,718	1,803,232
DH Europe Finance II Sarl, 2.20%, 11/15/24 (Call 10/15/24)	1,000	1,005,460
Medtronic Inc.
2.75%, 04/01/23 (Call 01/01/23)	350	359,981
3.15%, 03/15/22	2,977	3,067,288
Stryker Corp.
2.63%, 03/15/21 (Call 02/15/21)	1,400	1,414,233
3.38%, 05/15/24 (Call 02/15/24)	50	52,573
4.38%, 01/15/20(a)	277	278,334
Thermo Fisher Scientific Inc.
3.00%, 04/15/23 (Call 02/15/23)	990	1,021,165
4.15%, 02/01/24 (Call 11/01/23)	183	196,776
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	2,380	2,385,169
3.15%, 04/01/22 (Call 02/01/22)	226	230,646

		21,734,132

Health Care – Services — 1.4%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	2,216	2,247,435
2.80%, 06/15/23 (Call 04/15/23)	196	198,935

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care — Services (continued)
Anthem Inc.
2.50%, 11/21/20	$364	$366,536
2.95%, 12/01/22 (Call 11/01/22)	1,147	1,173,237
3.13%, 05/15/22(a)	174	178,542
3.30%, 01/15/23	1,130	1,173,142
3.50%, 08/15/24 (Call 05/15/24)	500	526,318
3.70%, 08/15/21 (Call 05/15/21)	865	887,679
4.35%, 08/15/20	955	973,141
HCA Inc.
4.75%, 05/01/23	1,102	1,180,240
5.00%, 03/15/24	2,437	2,658,929
Humana Inc., 3.15%, 12/01/22 (Call 09/01/22)	780	799,305
Laboratory Corp. of America Holdings
2.63%, 02/01/20	310	310,432
3.20%, 02/01/22	310	316,624
3.75%, 08/23/22 (Call 05/23/22)(a)	1,123	1,163,110
Quest Diagnostics Inc., 4.75%, 01/30/20(a)	392	394,299
UnitedHealth Group Inc.
1.95%, 10/15/20	555	556,133
2.13%, 03/15/21	1,379	1,384,334
2.30%, 12/15/19	801	801,393
2.38%, 10/15/22	940	952,745
2.38%, 08/15/24	1,000	1,014,003
2.70%, 07/15/20	1,939	1,950,261
2.75%, 02/15/23 (Call 11/15/22)	50	51,147
2.88%, 12/15/21	50	51,038
2.88%, 03/15/22 (Call 12/15/21)	1,434	1,463,675
2.88%, 03/15/23	1,113	1,144,066
3.35%, 07/15/22	385	399,672
3.38%, 11/15/21 (Call 08/15/21)	110	112,935
3.50%, 06/15/23	1,475	1,549,877
3.50%, 02/15/24	103	109,012

		26,088,195

Holding Companies — Diversified — 0.1%
Ares Capital Corp.
3.50%, 02/10/23 (Call 01/10/23)(a)	860	872,747
3.63%, 01/19/22 (Call 12/19/21)	430	436,723
3.88%, 01/15/20 (Call 12/15/19)	75	75,154
4.20%, 06/10/24 (Call 05/10/24)	1,037	1,075,780

		2,460,404

Home Builders — 0.1%
DR Horton Inc., 2.50%, 10/15/24 (Call 09/15/24)	1,000	1,001,257

Household Products & Wares — 0.0%
Clorox Co. (The), 3.05%, 09/15/22 (Call 06/15/22)(a)	50	51,252

Housewares — 0.1%
Newell Brands Inc., 3.85%, 04/01/23 (Call 02/01/23)	1,604	1,659,751

Insurance — 1.5%
Aflac Inc., 3.63%, 06/15/23	690	727,105
Allstate Corp. (The), 3.15%, 06/15/23	125	129,901
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)	2,672	2,715,492
3.38%, 08/15/20	362	366,296
4.13%, 02/15/24	612	657,757
4.88%, 06/01/22	1,050	1,124,252
6.40%, 12/15/20	465	487,870
Aon Corp., 5.00%, 09/30/20	166	170,805
Aon PLC, 3.50%, 06/14/24 (Call 03/14/24)	1,000	1,050,417

Security	Par (000)	Value

Insurance (continued)
AXA Equitable Holdings Inc., 3.90%, 04/20/23 (Call 03/20/23)	$1,068	$1,118,809
Berkshire Hathaway Finance Corp.
2.90%, 10/15/20	607	614,046
3.00%, 05/15/22	275	284,417
4.25%, 01/15/21	1,238	1,274,803
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)	1,342	1,350,839
2.75%, 03/15/23 (Call 01/15/23)	2,540	2,615,620
3.40%, 01/31/22	785	813,733
3.75%, 08/15/21	60	62,133
Chubb INA Holdings Inc.
2.30%, 11/03/20 (Call 10/03/20)	1,309	1,315,252
2.88%, 11/03/22 (Call 09/03/22)	1,040	1,069,557
3.35%, 05/15/24	50	52,987
Hartford Financial Services Group Inc. (The), 5.50%, 03/30/20(a)	316	320,967
Lincoln National Corp., 4.00%, 09/01/23(a)	75	80,073
Loews Corp., 2.63%, 05/15/23 (Call 02/15/23)	640	652,498
Manulife Financial Corp., 4.90%, 09/17/20	10	10,273
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	982	982,974
2.75%, 01/30/22 (Call 12/30/21)	385	390,888
3.50%, 12/29/20	325	330,705
3.88%, 03/15/24 (Call 02/15/24)	2,010	2,145,839
4.80%, 07/15/21 (Call 04/15/21)	350	363,760
MetLife Inc.
3.60%, 04/10/24	572	607,347
Series D, 4.37%, 09/15/23	1,110	1,205,089
Series N, 3.05%, 12/15/22	673	693,528
Progressive Corp. (The), 3.75%, 08/23/21	25	25,810
Prudential Financial Inc.
3.50%, 05/15/24	65	69,035
4.50%, 11/15/20	450	462,133
5.38%, 06/21/20	643	657,685
Travelers Companies Inc. (The), 3.90%, 11/01/20	870	887,943
Willis North America Inc., 3.60%, 05/15/24 (Call 03/15/24)	1,485	1,552,826
Willis Towers Watson PLC, 5.75%, 03/15/21	50	52,334

		29,493,798

Internet — 0.8%
Alphabet Inc.
3.38%, 02/25/24(a)	210	223,526
3.63%, 05/19/21	1,428	1,468,248
Amazon.com Inc.
1.90%, 08/21/20	1,783	1,784,923
2.40%, 02/22/23 (Call 01/22/23)	1,803	1,836,213
2.50%, 11/29/22 (Call 08/29/22)	420	428,364
2.60%, 12/05/19 (Call 11/05/19)(a)	1,590	1,589,996
2.80%, 08/22/24 (Call 06/22/24)(a)	1,021	1,060,995
Booking Holdings Inc., 2.75%, 03/15/23 (Call 02/15/23)	535	547,542
eBay Inc.
2.15%, 06/05/20	255	255,392
2.60%, 07/15/22 (Call 04/15/22)(a)	1,694	1,711,241
2.75%, 01/30/23 (Call 12/30/22)	794	805,822
2.88%, 08/01/21 (Call 06/01/21)	1,645	1,668,083
3.25%, 10/15/20 (Call 07/15/20)(a)	291	293,715
3.45%, 08/01/24 (Call 05/01/24)	975	1,020,060
3.80%, 03/09/22 (Call 02/09/22)	175	181,574

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
Expedia Group Inc., 5.95%, 08/15/20(a)	$485	$499,306

		15,375,000

Iron & Steel — 0.3%
ArcelorMittal
3.60%, 07/16/24	800	818,929
5.50%, 03/01/21	865	900,072
6.25%, 02/25/22	1,775	1,916,887
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	750	795,894
4.13%, 09/15/22 (Call 06/15/22)	215	226,555

		4,658,337

Lodging — 0.2%
Las Vegas Sands Corp., 3.20%, 08/08/24 (Call 07/08/24)(a)	1,485	1,518,214
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)	1,646	1,654,065
3.60%, 04/15/24 (Call 03/15/24)	1,000	1,055,685

		4,227,964

Machinery — 1.7%
ABB Finance USA Inc., 2.88%, 05/08/22	1,110	1,135,393
Caterpillar Financial Services Corp.
1.70%, 08/09/21	460	458,831
1.85%, 09/04/20(a)	1,279	1,279,481
1.90%, 09/06/22	282	282,132
2.00%, 11/29/19	427	427,053
2.00%, 03/05/20(a)	1,904	1,905,217
2.10%, 01/10/20	50	50,026
2.25%, 12/01/19	515	515,165
2.40%, 06/06/22	955	967,480
2.55%, 11/29/22	549	559,651
2.85%, 06/01/22	50	51,178
2.85%, 05/17/24	1,000	1,033,361
2.95%, 05/15/20	45	45,272
2.95%, 02/26/22	1,026	1,050,981
3.15%, 09/07/21	375	383,776
3.45%, 05/15/23	544	571,679
3.65%, 12/07/23	753	800,420
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	65	66,139
3.40%, 05/15/24 (Call 02/15/24)	530	560,442
3.90%, 05/27/21	1,976	2,039,868
CNH Industrial Capital LLC
4.20%, 01/15/24	500	533,219
4.38%, 04/05/22	225	235,239
4.88%, 04/01/21	1,415	1,464,622
CNH Industrial NV, 4.50%, 08/15/23	552	589,009
Cummins Inc., 3.65%, 10/01/23 (Call 07/01/23)	475	500,865
Deere & Co., 2.60%, 06/08/22 (Call 03/08/22)(a)	1,980	2,020,124
John Deere Capital Corp.
1.70%, 01/15/20(a)	80	79,963
1.95%, 06/22/20	154	154,314
1.95%, 06/13/22	300	300,873
2.05%, 03/10/20(a)	410	410,678
2.15%, 09/08/22	1,233	1,243,419
2.35%, 01/08/21	175	176,308
2.38%, 07/14/20(a)	533	535,712
2.55%, 01/08/21	1,006	1,014,220
2.60%, 03/07/24	560	573,012
2.65%, 01/06/22	500	508,760
2.65%, 06/24/24	1,030	1,057,705

Security	Par (000)	Value

Machinery (continued)
2.70%, 01/06/23	$130	$133,176
2.75%, 03/15/22	511	521,286
2.80%, 03/04/21	700	708,811
2.80%, 01/27/23	50	51,419
2.80%, 03/06/23(a)	1,085	1,116,471
3.13%, 09/10/21	475	486,112
3.15%, 10/15/21	441	452,050
3.20%, 01/10/22	640	658,485
3.65%, 10/12/23	75	79,790
Roper Technologies Inc.
2.35%, 09/15/24 (Call 08/15/24)	21	21,111
2.80%, 12/15/21 (Call 11/15/21)	430	436,697
3.00%, 12/15/20 (Call 11/15/20)	1,143	1,154,925
3.65%, 09/15/23 (Call 08/15/23)	752	792,583
Wabtec Corp., 4.40%, 03/15/24 (Call 02/15/24)	1,205	1,283,923
Xylem Inc./NY, 4.88%, 10/01/21	125	131,386

		33,609,812

Manufacturing — 1.0%
3M Co.
1.63%, 09/19/21 (Call 08/19/21)	75	74,791
2.00%, 08/07/20	50	50,113
2.00%, 06/26/22(a)	890	894,235
2.25%, 03/15/23 (Call 02/15/23)	655	663,320
3.25%, 02/14/24 (Call 01/14/24)	1,246	1,310,372
Eaton Corp., 2.75%, 11/02/22	1,205	1,228,385
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	1,573	1,573,082
2.70%, 10/09/22	3,373	3,394,691
3.10%, 01/09/23	1,730	1,758,317
3.15%, 09/07/22	500	509,655
3.38%, 03/11/24	25	25,776
3.45%, 05/15/24 (Call 02/13/24)	1,000	1,031,130
4.38%, 09/16/20(a)	1,131	1,151,687
4.63%, 01/07/21	2,160	2,221,496
4.65%, 10/17/21(a)	1,866	1,944,123
5.30%, 02/11/21	37	38,326
5.50%, 01/08/20	794	798,684
5.55%, 05/04/20(a)	125	127,224
Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 06/15/23(a)	330	351,960
Parker-Hannifin Corp., 2.70%, 06/14/24 (Call 05/14/24)	615	626,857

		19,774,224

Media — 2.2%
CBS Corp.
3.38%, 03/01/22 (Call 12/01/21)	717	734,293
3.70%, 08/15/24 (Call 05/15/24)	22	23,179
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (Call 06/23/20)	2,261	2,280,481
4.46%, 07/23/22 (Call 05/23/22)	2,954	3,102,920
4.50%, 02/01/24 (Call 01/01/24)	900	967,389
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	1,064	1,298,138
Comcast Corp.
1.63%, 01/15/22 (Call 12/15/21)(a)	680	679,350
2.75%, 03/01/23 (Call 02/01/23)(a)	875	897,620
2.85%, 01/15/23	1,785	1,837,639
3.00%, 02/01/24 (Call 01/01/24)	1,195	1,241,174
3.13%, 07/15/22	1,063	1,101,111
3.30%, 10/01/20	149	151,011

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
3.45%, 10/01/21	$530	$546,183
3.60%, 03/01/24	1,935	2,062,485
3.70%, 04/15/24 (Call 03/15/24)	1,722	1,841,832
Discovery Communications LLC
2.80%, 06/15/20 (Call 05/15/20)	510	512,194
2.95%, 03/20/23 (Call 02/20/23)	1,075	1,094,507
4.38%, 06/15/21	651	673,626
Fox Corp.
3.67%, 01/25/22(b)	975	1,009,339
4.03%, 01/25/24 (Call 12/25/23)(b)	1,239	1,323,388
NBCUniversal Media LLC
2.88%, 01/15/23	1,025	1,055,204
4.38%, 04/01/21(a)	1,839	1,902,766
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	1,010	1,036,555
4.13%, 02/15/21 (Call 11/15/20)	1,577	1,607,803
5.00%, 02/01/20	1,869	1,881,484
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	50	59,485
TWDC Enterprises 18 Corp.
1.80%, 06/05/20	305	305,038
1.95%, 03/04/20(a)	797	797,348
2.15%, 09/17/20	300	300,804
2.30%, 02/12/21(a)	995	1,001,347
2.35%, 12/01/22	1,501	1,524,633
2.45%, 03/04/22	1,850	1,882,184
2.75%, 08/16/21	145	147,512
3.75%, 06/01/21	25	25,797
Viacom Inc.
3.88%, 12/15/21(a)	670	693,774
4.25%, 09/01/23 (Call 06/01/23)(a)	1,192	1,266,612
4.50%, 03/01/21	190	195,842
Walt Disney Co. (The)
1.65%, 09/01/22	145	144,711
1.75%, 08/30/24 (Call 07/30/24)	1,496	1,482,471
3.00%, 09/15/22(b)	495	511,238
4.50%, 02/15/21(b)	1,260	1,303,060

		42,503,527

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
2.25%, 06/15/20 (Call 05/15/20)	1,109	1,112,962
2.50%, 01/15/23 (Call 10/15/22)	395	401,158

		1,514,120

Mining — 0.2%
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	1,375	1,405,278
3.25%, 11/21/21	105	107,698
Kinross Gold Corp., 5.13%, 09/01/21 (Call 06/01/21)	50	51,738
Newmont Goldcorp Corp.
3.50%, 03/15/22 (Call 12/15/21)	1,525	1,570,055
3.70%, 03/15/23 (Call 12/15/22)	795	827,806

		3,962,575

Oil & Gas — 4.8%
BP Capital Markets America Inc.
2.11%, 09/16/21 (Call 08/16/21)(a)	141	141,520
2.52%, 09/19/22 (Call 08/19/22)	985	1,000,654
2.75%, 05/10/23	538	551,011
3.22%, 11/28/23 (Call 09/28/23)	25	26,039
3.22%, 04/14/24 (Call 02/14/24)	1,100	1,147,922
3.25%, 05/06/22	1,143	1,179,541

Security	Par (000)	Value

Oil & Gas (continued)
3.79%, 02/06/24 (Call 01/06/24)	$1,250	$1,329,340
4.50%, 10/01/20	1,966	2,011,913
4.74%, 03/11/21(a)	878	912,506
BP Capital Markets PLC
2.32%, 02/13/20	1,115	1,116,426
2.50%, 11/06/22(a)	756	768,204
2.52%, 01/15/20(a)	1,135	1,136,526
3.06%, 03/17/22(a)	132	135,471
3.56%, 11/01/21	3,057	3,157,138
3.81%, 02/10/24	1,000	1,068,035
3.99%, 09/26/23	225	240,969
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	1,862	1,899,457
3.45%, 11/15/21 (Call 08/15/21)	310	317,916
3.80%, 04/15/24 (Call 01/15/24)	103	108,764
Cenovus Energy Inc., 3.00%, 08/15/22 (Call 05/15/22)	170	171,551
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	1,280	1,280,420
1.99%, 03/03/20	425	425,605
2.10%, 05/16/21 (Call 04/15/21)(a)	1,615	1,621,554
2.19%, 11/15/19	285	285,032
2.36%, 12/05/22 (Call 09/05/22)	1,817	1,842,493
2.41%, 03/03/22 (Call 01/03/22)	650	658,328
2.42%, 11/17/20 (Call 10/17/20)	705	709,482
2.43%, 06/24/20 (Call 05/24/20)	515	517,290
2.50%, 03/03/22 (Call 02/03/22)	1,148	1,165,213
2.57%, 05/16/23 (Call 03/16/23)	1,800	1,837,237
2.90%, 03/03/24 (Call 01/03/24)	35	36,460
3.19%, 06/24/23 (Call 03/24/23)	2,584	2,697,377
Cimarex Energy Co., 4.38%, 06/01/24 (Call 03/01/24)	525	549,505
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)(a)	1,523	1,550,484
4.50%, 04/15/23 (Call 01/15/23)	1,600	1,665,664
5.00%, 09/15/22 (Call 12/02/19)(a)	265	266,987
Encana Corp., 3.90%, 11/15/21 (Call 08/15/21)	395	405,096
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	1,300	1,303,450
2.63%, 03/15/23 (Call 12/15/22)(a)	1,240	1,266,021
4.10%, 02/01/21	900	923,847
4.40%, 06/01/20	150	152,323
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)(a)	1,082	1,033,264
4.88%, 11/15/21	1,580	1,597,889
Equinor ASA
2.45%, 01/17/23	895	910,355
2.65%, 01/15/24	1,750	1,801,066
2.75%, 11/10/21	144	146,655
2.90%, 11/08/20	101	102,036
3.15%, 01/23/22	545	560,234
3.70%, 03/01/24	1,155	1,236,657
Exxon Mobil Corp.
1.90%, 08/16/22	270	271,255
1.91%, 03/06/20 (Call 02/06/20)	1,116	1,116,219
2.02%, 08/16/24 (Call 07/16/24)(a)	1,975	1,989,015
2.22%, 03/01/21 (Call 02/01/21)	4,454	4,485,219
2.40%, 03/06/22 (Call 01/06/22)	100	101,441
2.73%, 03/01/23 (Call 01/01/23)	755	776,217
3.18%, 03/15/24 (Call 12/15/23)	500	526,724
Husky Energy Inc.
3.95%, 04/15/22 (Call 01/15/22)	375	387,344

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
4.00%, 04/15/24 (Call 01/15/24)	$500	$524,955
7.25%, 12/15/19	472	474,884
Marathon Oil Corp., 2.80%, 11/01/22 (Call 08/01/22)	370	373,972
Marathon Petroleum Corp.
3.40%, 12/15/20 (Call 11/15/20)	1,023	1,037,076
3.63%, 09/15/24 (Call 06/15/24)	500	526,689
4.75%, 12/15/23 (Call 10/15/23)	300	327,375
5.13%, 03/01/21	509	529,698
Newfield Exploration Co.
5.63%, 07/01/24(a)	1,000	1,094,669
5.75%, 01/30/22	165	175,983
Occidental Petroleum Corp.
2.60%, 08/13/21(a)	65	65,386
2.70%, 08/15/22	142	143,382
2.70%, 02/15/23 (Call 11/15/22)	1,638	1,649,965
2.90%, 08/15/24 (Call 07/15/24)	2,522	2,546,862
3.13%, 02/15/22 (Call 11/15/21)	630	639,171
4.85%, 03/15/21 (Call 02/15/21)	1,715	1,771,665
6.95%, 07/01/24	1,025	1,207,592
Series 1, 4.10%, 02/01/21 (Call 11/01/20)	1,561	1,589,755
Phillips 66, 4.30%, 04/01/22	1,701	1,795,651
Pioneer Natural Resources Co.
3.45%, 01/15/21 (Call 12/15/20)	75	76,100
3.95%, 07/15/22 (Call 04/15/22)	928	966,181
Shell International Finance BV
1.75%, 09/12/21	158	157,769
1.88%, 05/10/21(a)	1,875	1,876,475
2.13%, 05/11/20	1,416	1,419,898
2.25%, 11/10/20	1,361	1,367,507
2.25%, 01/06/23	1,099	1,110,130
2.38%, 08/21/22	837	849,818
3.40%, 08/12/23	826	870,123
3.50%, 11/13/23 (Call 10/13/23)	922	975,577
4.38%, 03/25/20	1,506	1,520,304
Total Capital Canada Ltd., 2.75%, 07/15/23	1,720	1,769,819
Total Capital International SA
2.22%, 07/12/21 (Call 06/12/21)	250	251,548
2.70%, 01/25/23	675	692,084
2.75%, 06/19/21	1,425	1,446,369
2.88%, 02/17/22	750	767,783
3.70%, 01/15/24	507	542,378
3.75%, 04/10/24	522	560,841
Total Capital SA
4.13%, 01/28/21	165	169,463
4.45%, 06/24/20	2,807	2,855,237

		93,342,495

Oil & Gas Services — 0.3%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	1,331	1,353,065
Halliburton Co.
3.25%, 11/15/21 (Call 08/15/21)	73	74,524
3.50%, 08/01/23 (Call 05/01/23)	1,455	1,508,858
National Oilwell Varco Inc., 2.60%, 12/01/22 (Call 09/01/22)	1,221	1,231,357
Schlumberger Investment SA, 3.65%, 12/01/23 (Call 09/01/23)	1,263	1,335,905

		5,503,709

Packaging & Containers — 0.1%
Packaging Corp. of America, 4.50%, 11/01/23 (Call 08/01/23)	600	646,307

Security	Par (000)	Value

Packaging & Containers (continued)
WRKCo Inc., 3.00%, 09/15/24 (Call 07/15/24)	$500	$511,226

		1,157,533

Pharmaceuticals — 5.9%
AbbVie Inc.
2.30%, 05/14/21 (Call 04/14/21)	3,005	3,019,087
2.50%, 05/14/20 (Call 04/14/20)(a)	2,362	2,369,737
2.85%, 05/14/23 (Call 03/14/23)	1,610	1,637,859
2.90%, 11/06/22	2,489	2,537,866
3.20%, 11/06/22 (Call 09/06/22)	913	937,312
3.38%, 11/14/21	518	530,248
3.75%, 11/14/23 (Call 10/14/23)	1,679	1,768,371
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)	1,534	1,567,901
Allergan Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	4,622	4,634,124
3.45%, 03/15/22 (Call 01/15/22)	2,147	2,198,620
3.85%, 06/15/24 (Call 03/15/24)	1,025	1,081,605
Allergan Inc./U.S., 3.38%, 09/15/20	86	86,962
AmerisourceBergen Corp.
3.40%, 05/15/24 (Call 02/15/24)	158	164,573
3.50%, 11/15/21 (Call 08/15/21)	130	133,116
AstraZeneca PLC
2.38%, 11/16/20	1,923	1,931,651
2.38%, 06/12/22 (Call 05/12/22)	365	368,271
3.50%, 08/17/23 (Call 07/17/23)	855	896,122
Bristol-Myers Squibb Co.
2.00%, 08/01/22(a)	803	805,609
2.60%, 05/16/22(b)	680	692,362
2.90%, 07/26/24 (Call 06/26/24)(b)	3,521	3,654,975
3.25%, 11/01/23	210	220,040
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)	2,240	2,264,653
3.08%, 06/15/24 (Call 04/15/24)	367	373,053
3.20%, 03/15/23	709	727,451
Cigna Corp.
3.00%, 07/15/23 (Call 05/16/23)(b)	410	418,673
3.20%, 09/17/20(a)	300	303,118
3.40%, 09/17/21	2,552	2,613,119
3.50%, 06/15/24 (Call 03/17/24)(b)	250	260,592
3.75%, 07/15/23 (Call 06/15/23)	2,742	2,872,036
3.90%, 02/15/22(b)	1,143	1,185,194
4.00%, 02/15/22 (Call 11/15/21)(b)	733	758,552
4.75%, 11/15/21(b)	2,461	2,584,074
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)	2,352	2,355,360
2.63%, 08/15/24 (Call 07/15/24)	2,170	2,193,347
2.75%, 12/01/22 (Call 09/01/22)	1,460	1,482,253
2.80%, 07/20/20 (Call 06/20/20)	2,423	2,436,474
3.13%, 03/09/20	200	200,865
3.35%, 03/09/21(a)	1,150	1,170,301
3.50%, 07/20/22 (Call 05/20/22)	745	770,672
3.70%, 03/09/23 (Call 02/09/23)(a)	6,169	6,432,213
4.00%, 12/05/23 (Call 09/05/23)	165	174,795
Eli Lilly & Co., 2.35%, 05/15/22	550	557,729
Express Scripts Holding Co., 2.60%, 11/30/20	668	672,275
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	1,275	1,313,936
3.38%, 05/15/23	1,473	1,543,874
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	1,233	1,262,146
2.88%, 06/01/22 (Call 05/01/22)	154	157,564

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
3.00%, 06/01/24 (Call 05/01/24)	$2,050	$2,131,792
3.13%, 05/14/21	800	816,111
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)	1,855	1,855,015
1.88%, 12/05/19	293	292,961
1.95%, 11/10/20	125	125,348
2.05%, 03/01/23 (Call 01/01/23)	125	125,943
2.25%, 03/03/22 (Call 02/03/22)	653	660,351
2.95%, 09/01/20(a)	575	580,105
3.38%, 12/05/23	24	25,477
McKesson Corp.
3.65%, 11/30/20	100	101,623
3.80%, 03/15/24 (Call 12/15/23)	1,600	1,680,837
Mead Johnson Nutrition Co.
3.00%, 11/15/20	111	112,097
4.90%, 11/01/19	125	125,000
Merck & Co. Inc.
1.85%, 02/10/20	1,448	1,448,025
2.35%, 02/10/22	1,414	1,436,693
2.40%, 09/15/22 (Call 06/15/22)	150	153,083
2.80%, 05/18/23(a)	1,955	2,022,808
2.90%, 03/07/24 (Call 02/07/24)	1,175	1,224,715
3.88%, 01/15/21 (Call 10/15/20)	25	25,517
Mylan Inc., 4.20%, 11/29/23 (Call 08/29/23)	50	52,445
Mylan NV
3.15%, 06/15/21 (Call 05/15/21)	3,057	3,095,318
3.75%, 12/15/20 (Call 11/15/20)	315	319,549
Novartis Capital Corp.
1.80%, 02/14/20	1,265	1,264,915
2.40%, 05/17/22 (Call 04/17/22)	780	792,396
2.40%, 09/21/22	1,555	1,583,560
3.40%, 05/06/24	2,047	2,178,578
4.40%, 04/24/20	958	970,141
Pfizer Inc.
1.70%, 12/15/19	673	672,845
1.95%, 06/03/21	1,351	1,353,208
2.20%, 12/15/21(a)	1,567	1,581,817
2.80%, 03/11/22	125	127,825
2.95%, 03/15/24 (Call 02/15/24)	1,345	1,402,556
3.00%, 09/15/21	250	255,562
3.00%, 06/15/23	700	726,839
3.20%, 09/15/23 (Call 08/15/23)	1,027	1,075,720
3.40%, 05/15/24	587	624,785
Sanofi
3.38%, 06/19/23 (Call 05/19/23)(a)	1,875	1,972,091
4.00%, 03/29/21	1,534	1,582,311
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)	2,500	2,514,239
2.88%, 09/23/23 (Call 07/23/23)	1,901	1,940,680
Takeda Pharmaceutical Co. Ltd.
4.00%, 11/26/21 (Call 10/26/21)(b)	300	310,804
4.40%, 11/26/23 (Call 10/26/23)(b)	2,954	3,175,302
Wyeth LLC, 6.45%, 02/01/24	105	123,821
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	1,080	1,115,006
3.45%, 11/13/20 (Call 10/13/20)	250	253,511

		114,330,055

Pipelines — 3.1%
Columbia Pipeline Group Inc., 3.30%, 06/01/20 (Call 05/01/20)	1,160	1,164,216

Security	Par (000)	Value

Pipelines (continued)
Enable Midstream Partners LP, 3.90%, 05/15/24 (Call 02/15/24)	$1,040	$1,057,600
Enbridge Energy Partners LP
4.20%, 09/15/21 (Call 06/15/21)	175	180,847
4.38%, 10/15/20 (Call 09/15/20)	1,062	1,083,305
5.20%, 03/15/20	346	350,353
Enbridge Inc.
2.90%, 07/15/22 (Call 06/15/22)	645	658,549
3.50%, 06/10/24 (Call 03/10/24)	98	102,262
4.00%, 10/01/23 (Call 07/01/23)	1,191	1,261,761
Energy Transfer Operating LP
3.60%, 02/01/23 (Call 11/01/22)	991	1,017,439
4.15%, 10/01/20 (Call 08/01/20)	1,895	1,921,871
4.25%, 03/15/23 (Call 12/15/22)	348	364,187
4.50%, 04/15/24 (Call 03/15/24)	1,023	1,091,958
4.65%, 06/01/21 (Call 03/01/21)	860	885,531
5.20%, 02/01/22 (Call 11/01/21)(a)	1,814	1,909,062
5.88%, 01/15/24 (Call 10/15/23)(a)	674	748,520
7.50%, 10/15/20	475	498,396
Series 5Y, 4.20%, 09/15/23 (Call 08/15/23)	825	869,206
Energy Transfer Partners LP/Regency Energy Finance Corp.
4.50%, 11/01/23 (Call 08/01/23)	975	1,030,373
5.00%, 10/01/22 (Call 07/01/22)	25	26,552
5.88%, 03/01/22 (Call 12/01/21)	300	320,547
Enterprise Products Operating LLC
2.80%, 02/15/21	762	769,742
2.85%, 04/15/21 (Call 03/15/21)	841	851,461
3.35%, 03/15/23 (Call 12/15/22)(a)	1,250	1,293,762
3.50%, 02/01/22	665	686,482
3.90%, 02/15/24 (Call 11/15/23)	634	675,038
5.20%, 09/01/20	1,463	1,502,354
5.25%, 01/31/20	838	844,807
EQM Midstream Partners LP, 4.75%, 07/15/23 (Call 06/15/23)	1,835	1,815,628
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	100	103,314
3.50%, 03/01/21 (Call 01/01/21)(a)	1,600	1,625,492
3.50%, 09/01/23 (Call 06/01/23)	80	82,962
3.95%, 09/01/22 (Call 06/01/22)	1,186	1,236,461
4.15%, 02/01/24 (Call 11/01/23)	275	292,434
4.30%, 05/01/24 (Call 02/01/24)	1,073	1,148,256
5.00%, 10/01/21 (Call 07/01/21)	75	78,402
5.30%, 09/15/20	592	608,739
6.50%, 04/01/20	420	427,175
6.85%, 02/15/20	500	506,664
Kinder Morgan Inc./DE
3.05%, 12/01/19	1,879	1,880,807
3.15%, 01/15/23 (Call 12/15/22)	1,750	1,793,079
Magellan Midstream Partners LP, 4.25%, 02/01/21	449	460,905
MPLX LP
3.38%, 03/15/23 (Call 02/15/23)	1,079	1,106,539
4.50%, 07/15/23 (Call 04/15/23)	303	322,431
ONEOK Inc.
2.75%, 09/01/24 (Call 08/01/24)	175	176,389
4.25%, 02/01/22 (Call 11/01/21)(a)	90	93,344
7.50%, 09/01/23 (Call 06/01/23)	25	29,313
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	1,808	1,855,653
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	1,651	1,651,241

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
3.65%, 06/01/22 (Call 03/01/22)	$605	$620,253
3.85%, 10/15/23 (Call 07/15/23)	1,025	1,058,609
5.00%, 02/01/21 (Call 11/01/20)	45	46,197
5.75%, 01/15/20(a)	74	74,485
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)	1,210	1,248,527
5.63%, 04/15/23 (Call 01/15/23)	1,250	1,359,632
5.75%, 05/15/24 (Call 02/15/24)	1,625	1,815,210
6.25%, 03/15/22 (Call 12/15/21)	1,125	1,210,834
Spectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)	1,050	1,145,640
Sunoco Logistics Partners Operations LP, 4.40%, 04/01/21 (Call 03/01/21)	125	128,415
TransCanada PipeLines Ltd.
2.50%, 08/01/22	650	658,535
3.75%, 10/16/23 (Call 07/16/23)(a)	295	311,872
3.80%, 10/01/20	1,100	1,117,711
Western Midstream Operating LP
4.00%, 07/01/22 (Call 04/01/22)	250	253,704
5.38%, 06/01/21 (Call 03/01/21)	105	108,383
Williams Companies Inc. (The)
3.35%, 08/15/22 (Call 05/15/22)	859	881,736
3.60%, 03/15/22 (Call 01/15/22)	1,331	1,368,553
3.70%, 01/15/23 (Call 10/15/22)	1,300	1,345,387
4.00%, 11/15/21 (Call 08/15/21)	25	25,745
4.13%, 11/15/20 (Call 08/15/20)	190	192,991
4.30%, 03/04/24 (Call 12/04/23)	889	945,525
4.50%, 11/15/23 (Call 08/15/23)	50	53,445
4.55%, 06/24/24 (Call 03/24/24)	1,025	1,104,436
5.25%, 03/15/20	2,085	2,108,285

		59,645,519

Real Estate Investment Trusts — 1.9%
Alexandria Real Estate Equities Inc.
3.90%, 06/15/23 (Call 03/15/23)	275	290,349
4.00%, 01/15/24 (Call 12/15/23)	1,016	1,087,647
American Tower Corp.
2.25%, 01/15/22(a)	175	175,541
2.80%, 06/01/20 (Call 05/01/20)(a)	1,796	1,803,599
3.00%, 06/15/23	175	179,580
3.30%, 02/15/21 (Call 01/15/21)	415	421,276
3.38%, 05/15/24 (Call 04/15/24)	272	283,432
3.45%, 09/15/21	205	209,933
3.50%, 01/31/23	1,855	1,929,139
4.70%, 03/15/22	1,205	1,275,364
5.00%, 02/15/24	851	941,479
5.90%, 11/01/21	149	159,952
Boston Properties LP
3.13%, 09/01/23 (Call 06/01/23)	1,850	1,914,096
3.80%, 02/01/24 (Call 11/01/23)	25	26,458
3.85%, 02/01/23 (Call 11/01/22)	722	758,415
4.13%, 05/15/21 (Call 02/15/21)	1,210	1,242,584
Brixmor Operating Partnership LP, 3.65%, 06/15/24 (Call 04/15/24)	305	318,380
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	1,390	1,464,892
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)	1,455	1,458,525
3.15%, 07/15/23 (Call 06/15/23)	210	216,201
3.20%, 09/01/24 (Call 07/01/24)	21	21,754
3.40%, 02/15/21 (Call 01/15/21)	1,337	1,357,518

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.88%, 04/15/22	$470	$500,027
5.25%, 01/15/23	1,533	1,673,120
Digital Realty Trust LP, 3.95%, 07/01/22 (Call 05/01/22)	875	913,026
ERP Operating LP
3.00%, 04/15/23 (Call 01/15/23)	298	307,229
4.63%, 12/15/21 (Call 09/15/21)	910	953,861
4.75%, 07/15/20 (Call 04/15/20)(a)	395	400,089
GLP Capital LP/GLP Financing II Inc., 5.38%, 11/01/23 (Call 08/01/23)(a)	15	16,425
HCP Inc.
3.88%, 08/15/24 (Call 05/17/24)	1,006	1,074,394
4.25%, 11/15/23 (Call 08/15/23)	228	245,068
Kimco Realty Corp., 3.40%, 11/01/22 (Call 09/01/22)	170	176,002
Omega Healthcare Investors Inc., 4.38%, 08/01/23 (Call 06/01/23)(a)	139	147,604
Prologis LP, 4.25%, 08/15/23 (Call 05/15/23)	132	142,155
Public Storage, 2.37%, 09/15/22 (Call 08/15/22)	1,283	1,298,743
Realty Income Corp.
3.25%, 10/15/22 (Call 07/15/22)	125	129,313
4.65%, 08/01/23 (Call 05/01/23)	85	92,434
Service Properties Trust
4.35%, 10/01/24 (Call 09/01/24)	1,000	1,021,583
4.50%, 06/15/23 (Call 12/15/22)	463	478,843
5.00%, 08/15/22 (Call 02/15/22)(a)	650	679,316
Simon Property Group LP
2.00%, 09/13/24 (Call 06/13/24)	1,021	1,018,984
2.35%, 01/30/22 (Call 10/30/21)	330	333,185
2.50%, 09/01/20 (Call 06/01/20)	75	75,275
2.50%, 07/15/21 (Call 04/15/21)	225	227,139
2.63%, 06/15/22 (Call 03/15/22)	1,325	1,346,621
2.75%, 02/01/23 (Call 11/01/22)	10	10,227
2.75%, 06/01/23 (Call 03/01/23)	1,935	1,980,772
3.75%, 02/01/24 (Call 11/01/23)	247	263,170
Ventas Realty LP/Ventas Capital Corp., 3.25%, 08/15/22 (Call 05/15/22)	1,118	1,150,566
VEREIT Operating Partnership LP, 4.60%, 02/06/24 (Call 11/06/23)(a)	44	47,447
Welltower Inc.
3.63%, 03/15/24 (Call 02/15/24)	1,045	1,102,794
3.75%, 03/15/23 (Call 12/15/22)	520	544,989
3.95%, 09/01/23 (Call 08/01/23)	670	711,296
Weyerhaeuser Co., 4.63%, 09/15/23	265	286,666

		36,884,477

Retail — 2.5%
AutoZone Inc.
3.13%, 07/15/23 (Call 04/15/23)	190	195,720
3.70%, 04/15/22 (Call 01/15/22)	220	227,073
4.00%, 11/15/20 (Call 08/15/20)	55	55,919
Best Buy Co. Inc., 5.50%, 03/15/21 (Call 12/15/20)	130	134,547
Costco Wholesale Corp.
1.70%, 12/15/19(a)	1,845	1,844,372
1.75%, 02/15/20(a)	110	109,919
2.15%, 05/18/21 (Call 04/18/21)	100	100,572
2.25%, 02/15/22	64	64,841
2.30%, 05/18/22 (Call 04/18/22)(a)	1,435	1,453,696
2.75%, 05/18/24 (Call 03/18/24)	756	783,874
Dollar General Corp., 3.25%, 04/15/23 (Call 01/15/23)(a)	1,250	1,296,162
Dollar Tree Inc., 3.70%, 05/15/23 (Call 04/15/23)	1,160	1,211,031
Gap Inc. (The), 5.95%, 04/12/21 (Call 01/12/21)	950	987,257

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Home Depot Inc. (The)
1.80%, 06/05/20(a)	$281	$280,409
2.00%, 04/01/21 (Call 03/01/21)	2,416	2,423,998
2.63%, 06/01/22 (Call 05/01/22)	1,845	1,885,585
2.70%, 04/01/23 (Call 01/01/23)	1,280	1,316,230
3.25%, 03/01/22	495	512,170
3.75%, 02/15/24 (Call 11/15/23)(a)	65	69,918
4.40%, 04/01/21 (Call 01/01/21)	180	185,484
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	1,115	1,142,205
3.75%, 04/15/21 (Call 01/15/21)	220	224,677
3.80%, 11/15/21 (Call 08/15/21)	10	10,316
3.88%, 09/15/23 (Call 06/15/23)(a)	975	1,036,515
4.63%, 04/15/20 (Call 12/02/19)(a)	270	270,626
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	598	594,137
3.45%, 01/15/21 (Call 12/15/20)	150	150,932
3.63%, 06/01/24 (Call 03/01/24)	500	501,671
McDonald’s Corp.
2.20%, 05/26/20 (Call 04/26/20)	925	926,234
2.63%, 01/15/22	40	40,654
2.75%, 12/09/20 (Call 11/09/20)(a)	1,783	1,798,782
3.35%, 04/01/23 (Call 03/01/23)(a)	1,290	1,347,862
Nordstrom Inc.
4.00%, 10/15/21 (Call 07/15/21)	45	46,270
4.75%, 05/01/20	396	401,871
O’Reilly Automotive Inc., 4.88%, 01/14/21 (Call 10/14/20)	53	54,444
Starbucks Corp.
2.10%, 02/04/21 (Call 01/04/21)	1,041	1,043,541
2.20%, 11/22/20	795	797,573
2.70%, 06/15/22 (Call 04/15/22)	645	657,618
3.10%, 03/01/23 (Call 02/01/23)(a)	1,890	1,955,567
Target Corp.
2.90%, 01/15/22	665	681,918
3.50%, 07/01/24(a)	1,000	1,072,567
3.88%, 07/15/20	966	979,749
TJX Companies Inc. (The), 2.50%, 05/15/23 (Call 02/15/23)	500	509,700
Walgreen Co., 3.10%, 09/15/22	687	707,953
Walgreens Boots Alliance Inc.
2.70%, 11/18/19	876	876,148
3.30%, 11/18/21 (Call 09/18/21)	2,005	2,048,412
Walmart Inc.
1.90%, 12/15/20	2,240	2,245,392
2.35%, 12/15/22 (Call 11/15/22)	650	661,089
2.55%, 04/11/23 (Call 01/11/23)	1,639	1,675,927
2.85%, 06/23/20(a)	155	156,071
2.85%, 07/08/24 (Call 06/08/24)	1,116	1,164,179
3.13%, 06/23/21	1,923	1,966,938
3.25%, 10/25/20(a)	75	76,061
3.30%, 04/22/24 (Call 01/22/24)	820	866,014
3.40%, 06/26/23 (Call 05/26/23)	3,510	3,698,334
3.63%, 07/08/20	795	806,066
4.25%, 04/15/21(a)	40	41,448

		48,374,238

Semiconductors — 2.2%
Analog Devices Inc.
2.88%, 06/01/23 (Call 03/01/23)	50	51,146
3.13%, 12/05/23 (Call 10/05/23)	409	422,863

Security	Par (000)	Value

Semiconductors (continued)
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	$593	$596,643
4.30%, 06/15/21	828	860,105
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20%, 01/15/21(a)	2,527	2,526,036
2.38%, 01/15/20	2,799	2,801,087
2.65%, 01/15/23 (Call 12/15/22)	905	906,749
3.00%, 01/15/22 (Call 12/15/21)(a)	2,572	2,604,022
3.63%, 01/15/24 (Call 11/15/23)	2,124	2,185,028
Broadcom Inc.
3.13%, 10/15/22(b)	2,620	2,668,024
3.63%, 10/15/24 (Call 09/15/24)(b)	1,000	1,026,851
Intel Corp.
1.70%, 05/19/21 (Call 04/19/21)	301	300,788
1.85%, 05/11/20	769	769,651
2.35%, 05/11/22 (Call 04/11/22)	2,265	2,296,203
2.45%, 07/29/20	2,279	2,289,623
2.70%, 12/15/22	1,850	1,900,135
2.88%, 05/11/24 (Call 03/11/24)	602	626,380
3.30%, 10/01/21	1,453	1,494,599
KLA Corp., 4.13%, 11/01/21 (Call 09/01/21)	453	469,130
Lam Research Corp.
2.75%, 03/15/20 (Call 02/15/20)(a)	320	320,700
2.80%, 06/15/21 (Call 05/15/21)	1,322	1,341,330
Maxim Integrated Products Inc., 3.38%, 03/15/23 (Call 12/15/22)	125	128,556
Microchip Technology Inc., 4.33%, 06/01/23 (Call 05/01/23)	1,060	1,121,658
Micron Technology Inc., 4.64%, 02/06/24 (Call 01/06/24)(a)	635	681,361
NVIDIA Corp., 2.20%, 09/16/21 (Call 08/16/21)	1,896	1,903,499
NXP BV/NXP Funding LLC, 4.88%, 03/01/24 (Call 02/01/24)(b)	879	955,007
QUALCOMM Inc.
2.25%, 05/20/20	1,785	1,788,934
2.60%, 01/30/23 (Call 12/30/22)	2,756	2,806,342
2.90%, 05/20/24 (Call 03/20/24)	1,100	1,134,415
3.00%, 05/20/22	1,226	1,257,556
Texas Instruments Inc.
1.75%, 05/01/20 (Call 04/01/20)(a)	125	125,077
1.85%, 05/15/22 (Call 04/15/22)(a)	25	25,030
2.25%, 05/01/23 (Call 02/01/23)	105	106,421
2.75%, 03/12/21 (Call 02/12/21)	569	575,817
Xilinx Inc.
2.95%, 06/01/24 (Call 04/01/24)	525	541,909
3.00%, 03/15/21	495	500,990

		42,109,665

Software — 2.6%
Activision Blizzard Inc., 2.30%, 09/15/21 (Call 08/15/21)	383	384,741
Adobe Inc., 4.75%, 02/01/20	1,655	1,667,267
CA Inc.
3.60%, 08/15/22 (Call 07/15/22)	418	427,283
5.38%, 12/01/19	156	156,216
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	2,007	2,014,096
3.50%, 04/15/23 (Call 01/15/23)	95	99,069
3.63%, 10/15/20 (Call 09/15/20)	1,130	1,145,395
Fiserv Inc.
2.70%, 06/01/20 (Call 05/01/20)	1,055	1,058,851
2.75%, 07/01/24 (Call 06/01/24)	2,237	2,283,785
3.80%, 10/01/23 (Call 09/01/23)	820	868,856

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	$2,470	$2,465,567
1.85%, 02/06/20	781	780,998
1.85%, 02/12/20 (Call 01/12/20)(a)	1,345	1,345,217
2.00%, 11/03/20 (Call 10/03/20)	1,889	1,893,496
2.00%, 08/08/23 (Call 06/08/23)	1,450	1,462,987
2.13%, 11/15/22	250	253,174
2.38%, 02/12/22 (Call 01/12/22)	1,912	1,939,445
2.38%, 05/01/23 (Call 02/01/23)	1,795	1,831,334
2.40%, 02/06/22 (Call 01/06/22)	1,795	1,820,070
2.65%, 11/03/22 (Call 09/03/22)	973	998,838
2.88%, 02/06/24 (Call 12/06/23)	2,475	2,578,064
3.00%, 10/01/20	241	243,757
3.63%, 12/15/23 (Call 09/15/23)	1,450	1,552,025
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	3,403	3,410,465
2.40%, 09/15/23 (Call 07/15/23)	2,835	2,875,241
2.50%, 05/15/22 (Call 03/15/22)	3,555	3,609,308
2.50%, 10/15/22	1,714	1,746,257
2.63%, 02/15/23 (Call 01/15/23)	960	979,738
2.80%, 07/08/21	2,541	2,584,637
3.40%, 07/08/24 (Call 04/08/24)	1,550	1,639,973
3.63%, 07/15/23	51	54,039
3.88%, 07/15/20	997	1,010,587
salesforce.com Inc., 3.25%, 04/11/23 (Call 03/11/23)	849	884,841
VMware Inc.
2.30%, 08/21/20	977	978,615
2.95%, 08/21/22 (Call 07/21/22)	1,383	1,404,116

		50,448,348

Telecommunications — 2.7%
AT&T Inc.
2.45%, 06/30/20 (Call 05/30/20)	1,126	1,129,015
2.63%, 12/01/22 (Call 09/01/22)	358	363,449
2.80%, 02/17/21 (Call 01/17/21)	1,415	1,429,185
3.00%, 02/15/22	2,490	2,545,823
3.00%, 06/30/22 (Call 04/30/22)	2,515	2,572,932
3.20%, 03/01/22 (Call 02/01/22)	1,475	1,513,109
3.55%, 06/01/24 (Call 03/01/24)	57	59,814
3.60%, 02/17/23 (Call 12/17/22)	1,290	1,346,624
3.80%, 03/15/22	1,862	1,937,862
3.80%, 03/01/24 (Call 01/01/24)	1,250	1,324,591
3.88%, 08/15/21	1,095	1,130,835
3.90%, 03/11/24 (Call 12/11/23)	299	317,152
4.45%, 05/15/21	420	435,640
4.45%, 04/01/24 (Call 01/01/24)	1,002	1,084,400
4.60%, 02/15/21 (Call 11/15/20)	1,134	1,164,464
British Telecommunications PLC, 4.50%, 12/04/23 (Call 11/04/23)	1,050	1,131,842
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	1,864	1,867,139
2.20%, 02/28/21	3,562	3,582,217
2.20%, 09/20/23 (Call 07/20/23)	255	258,337
2.45%, 06/15/20	1,656	1,662,269
2.60%, 02/28/23	9	9,228
3.00%, 06/15/22	115	118,616
3.63%, 03/04/24	622	667,553
4.45%, 01/15/20	3,896	3,916,267
Juniper Networks Inc., 4.50%, 03/15/24	22	23,792

Security	Par (000)	Value

Telecommunications (continued)
Motorola Solutions Inc.
3.50%, 03/01/23	$179	$185,369
3.75%, 05/15/22	818	848,378
Orange SA
1.63%, 11/03/19(a)	1,186	1,186,000
4.13%, 09/14/21(a)	428	444,948
Rogers Communications Inc., 4.10%, 10/01/23 (Call 07/01/23)	1,040	1,108,673
Telefonica Emisiones SA
4.57%, 04/27/23	1,025	1,105,044
5.13%, 04/27/20(a)	2,367	2,401,460
5.46%, 02/16/21	679	708,179
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	948	962,238
2.95%, 03/15/22	1,599	1,639,258
3.13%, 03/16/22	1,935	1,990,688
3.45%, 03/15/21	80	81,729
4.15%, 03/15/24 (Call 12/15/23)	115	124,433
4.60%, 04/01/21	400	414,957
5.15%, 09/15/23	4,284	4,785,786
Vodafone Group PLC
2.50%, 09/26/22(a)	35	35,619
3.75%, 01/16/24	3,123	3,290,194

		52,905,108

Transportation — 0.8%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	1,541	1,589,925
3.05%, 03/15/22 (Call 12/15/21)	250	256,220
3.05%, 09/01/22 (Call 06/01/22)(a)	545	561,512
3.40%, 09/01/24 (Call 06/01/24)	23	24,470
3.85%, 09/01/23 (Call 06/01/23)	75	80,023
CSX Corp.
3.40%, 08/01/24 (Call 05/01/24)	1,000	1,057,575
3.70%, 11/01/23 (Call 08/01/23)	75	79,283
FedEx Corp.
2.63%, 08/01/22(a)	1,215	1,230,682
3.40%, 01/14/22	425	437,576
4.00%, 01/15/24	25	26,671
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	245	250,946
3.00%, 04/01/22 (Call 01/01/22)(a)	941	960,999
3.25%, 12/01/21 (Call 09/01/21)	50	51,179
Ryder System Inc.
2.50%, 09/01/24 (Call 08/01/24)	75	75,471
2.88%, 06/01/22 (Call 05/01/22)	75	76,297
3.65%, 03/18/24 (Call 02/18/24)	848	893,447
Union Pacific Corp.
2.95%, 03/01/22	45	46,085
3.15%, 03/01/24 (Call 02/01/24)(a)	130	135,842
3.20%, 06/08/21	936	955,831
3.50%, 06/08/23 (Call 05/08/23)	1,145	1,200,373
4.00%, 02/01/21 (Call 11/01/20)(a)	310	316,609
4.16%, 07/15/22 (Call 04/15/22)(a)	1,000	1,054,974
United Parcel Service Inc.
2.05%, 04/01/21	102	102,345
2.35%, 05/16/22 (Call 04/16/22)	500	506,011
2.45%, 10/01/22	1,321	1,342,971
2.50%, 04/01/23 (Call 03/01/23)	1,665	1,696,262

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Transportation (continued)
3.13%, 01/15/21	$640	$650,013

		15,659,592

Total Corporate Bonds & Notes — 99.0% (Cost: $1,876,980,662)		1,914,853,720

Short-Term Investments

Money Market Funds — 5.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(e)(f)(g)	88,613	88,657,772
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(e)(f)	25,905	25,905,000

		114,562,772

Total Short-Term Investments — 5.9% (Cost: $114,537,752)		114,562,772

Total Investments in Securities — 104.9% (Cost: $1,991,518,414)		2,029,416,492

Other Assets, Less Liabilities — (4.9)%		(95,131,264)

Net Assets — 100.0%		$1,934,285,228

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/18 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)	Par/Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	88,459	154	(b)	—	88,613	$88,657,772	$236,236	(c)	$12,581		$18,030
BlackRock Cash Funds: Treasury, SL Agency Shares	8,049	17,856	(b)	—	25,905	25,905,000	322,887		—		—
PNC Bank N.A.
1.70%, 12/07/18(d)	650	—		(650)	—	N/A	1,187		—		519
1.80%, 11/05/18(d)	900	—		(900)	—	N/A	174		—		71
1.95%, 03/04/19(d)	900	—		(900)	—	N/A	5,479		—		3,148
2.00%, 05/19/20(d)	1,100	300		—	1,400	N/A	34,495		—		7,774
2.15%, 04/29/21(d)	690	25		—	715	N/A	18,910		—		12,793
2.30%, 06/01/20(d)	500	500		—	1,000	N/A	19,626		—		7,080
2.45%, 11/05/20(d)	900	750		—	1,650	N/A	41,977		—		5,714
2.45%, 07/28/22(d)	900	—		—	900	N/A	22,847		—		31,808
2.50%, 01/22/21(d)	673	410		—	1,083	N/A	29,815		—		3,561
2.55%, 12/09/21(d)	250	50		—	300	N/A	7,188		—		7,309
2.63%, 02/17/22(d)	625	373		—	998	N/A	18,827		—		20,615
2.70%, 11/01/22(d)	475	200		—	675	N/A	19,841		—		12,246
2.95%, 01/30/23(d)	1,100	250		—	1,350	N/A	40,735		—		28,265
3.50%, 06/08/23(d)	1,000	—		—	1,000	N/A	34,510		—		9,064
PNC Financial Services Group Inc. (The)
5.13%, 02/08/20(d)	390	275		—	665	N/A	15,229		—		1,493
6.88%, 05/15/19(d)	4,186	—		(4,186)	—	N/A	62,077		(43)		3,853

						$114,562,772	$932,040		$12,538		$173,343

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year Investment Grade Corporate Bond ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$1,914,853,720	$—	$1,914,853,720
Money Market Funds	114,562,772	—	—	114,562,772

	$114,562,772	$1,914,853,720	$—	$2,029,416,492

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments October 31, 2019	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Australia — 1.0%
Australia & New Zealand Banking Group Ltd., Series TCD, 3.25%, 06/03/20(a)	AUD	100	$69,688
National Australia Bank Ltd.
0.63%, 08/30/23(a)	EUR	100	114,373
4.00%, 12/16/21	AUD	50	36,384
Westpac Banking Corp., 0.63%, 11/22/24(a)	EUR	100	114,547

			334,992

Austria — 0.7%
Raiffeisen Bank International AG, 0.25%, 07/05/21(a)	EUR	100	112,224
Verbund AG, 1.50%, 11/20/24(a)	EUR	100	119,982

			232,206

Brazil — 0.3%
Fibria Overseas Finance Ltd., 5.50%, 01/17/27(b)	USD	100	109,012

Canada — 0.9%
Bank of Nova Scotia (The), 2.38%, 01/18/23	USD	50	50,529
Brookfield Renewable Partners ULC, 4.25%, 01/15/29 (Call 10/15/28)	CAD	75	61,627
Ontario Power Generation Inc., 4.25%, 01/18/49 (Call 07/18/48)	CAD	110	94,667
Toronto-Dominion Bank (The), 1.85%, 09/11/20	USD	100	100,017

			306,840

China — 2.0%
Bank of China Ltd./Luxembourg, 2.25%, 07/12/21(a)	USD	200	199,604
CGNPC International Ltd., 2.00%, 09/11/25(a)	EUR	100	119,347
China Development Bank, 0.38%, 11/16/21(a)	EUR	100	112,367
Rail Transit International Development Co. Ltd., 1.63%, 06/22/22(a)	EUR	100	115,342
Three Gorges Finance II Cayman Islands Ltd., 1.30%, 06/21/24(a)	EUR	100	116,218

			662,878

Denmark — 0.8%
Orsted AS
2.13%, 05/17/27 (Call 02/17/27)(a)	GBP	100	135,792
2.25%, 11/24/3017 (Call 08/24/24)(a)(c)	EUR	100	116,865

			252,657

Finland — 0.3%
Nordea Bank Abp, 0.30%, 06/30/22(a)	EUR	100	112,875

France — 9.7%
ALD SA, 1.25%, 10/11/22(a)	EUR	100	115,315
BNP Paribas SA
1.00%, 04/17/24(a)	EUR	100	115,514
1.13%, 08/28/24(a)	EUR	100	116,054
Covivio, 1.13%, 09/17/31 (Call 06/17/31)(a)	EUR	100	113,887
Credit Agricole SA/London, 0.75%, 12/05/23(a)	EUR	100	114,976
Electricite de France SA
1.00%, 10/13/26 (Call 07/13/26)(a)	EUR	200	235,228
3.63%, 10/13/25 (Call 07/13/25)(b)(d)	USD	150	160,544
Engie SA
0.38%, 02/28/23 (Call 11/28/22)(a)	EUR	100	113,179
0.88%, 03/27/24 (Call 12/27/23)(a)	EUR	100	116,014
1.38%, (Call 01/16/23)(a)(c)(e)	EUR	100	112,690
1.38%, 02/28/29 (Call 11/28/28)(a)	EUR	100	122,173
1.38%, 06/21/39 (Call 03/21/39)(a)	EUR	100	119,272
3.25%, (Call 11/28/24)(a)(c)(e)	EUR	100	122,591
HSBC France SA, 0.63%, 12/03/20	EUR	100	112,625
ICADE, 1.50%, 09/13/27 (Call 06/13/27)(a)	EUR	100	119,629

Security		Par (000)	Value

France (continued)
La Banque Postale SA, 1.38%, 04/24/29(a)	EUR	100	$118,995
La Poste SA, 1.45%, 11/30/28(a)	EUR	100	121,871
Regie Autonome des Transports Parisiens, 0.35%, 06/20/29(a)	EUR	100	114,254
SNCF Reseau
1.00%, 11/09/31(a)	EUR	100	120,836
1.88%, 03/30/34(a)	EUR	200	267,442
2.25%, 12/20/47(a)	EUR	100	146,407
Societe Generale SA, 0.13%, 10/05/21(a)	EUR	100	112,145
Societe Generale SFH SA, 0.13%, 07/18/29(a)	EUR	100	112,435
Unibail-Rodamco-Westfield SE, 2.50%, 02/26/24(a)	EUR	150	185,475

			3,209,551

Germany — 10.5%
Berlin Hyp AG
0.01%, 07/19/27(a)	EUR	50	56,385
0.13%, 05/05/22(a)	EUR	50	56,493
0.13%, 10/23/23	EUR	100	113,569
1.13%, 10/25/27(a)	EUR	100	118,836
Deutsche Hypothekenbank AG, 0.25%, 12/10/24(a)	EUR	100	114,559
Deutsche Kreditbank AG, 0.75%, 09/26/24(a)	EUR	100	114,945
E.ON SE
0.00%, 08/28/24 (Call 05/28/24)(a)(f)	EUR	50	55,567
0.35%, 02/28/30 (Call 11/28/29)(a)	EUR	50	54,607
EnBW Energie Baden-Wuerttemberg AG, 1.13%, 11/05/79 (Call 08/05/24)(a)(c)	EUR	100	111,127
EnBW International Finance BV, 1.88%, 10/31/33 (Call 07/31/33)(a)	EUR	50	65,435
Innogy Finance BV, 1.25%, 10/19/27 (Call 07/19/27)(a)	EUR	100	119,280
KfW
0.01%, 05/05/27(a)	EUR	300	342,125
0.05%, 05/30/24	EUR	150	171,463
0.13%, 06/03/22	SEK	1,000	103,658
0.25%, 06/30/25	EUR	200	231,488
0.50%, 09/28/26(a)	EUR	100	118,137
0.88%, 09/15/26(a)	GBP	50	64,954
1.25%, 08/28/23	NOK	500	53,523
1.38%, 02/02/28(a)	SEK	300	33,526
1.63%, 06/05/20(a)	GBP	100	129,976
1.75%, 09/14/29	USD	200	199,664
2.00%, 11/30/21	USD	350	352,789
2.00%, 09/29/22	USD	100	101,161
2.40%, 07/02/20(a)	AUD	150	104,252
Landesbank Baden-Wuerttemberg
0.13%, 06/27/23(a)	EUR	100	113,520
Series 806, 0.38%, 05/24/24(a)	EUR	100	112,269
NRW Bank
0.38%, 11/17/26(a)	EUR	50	58,105
0.50%, 09/13/27(a)	EUR	50	58,683
0.75%, 06/30/28(a)	EUR	50	59,942
0.88%, 11/10/25(a)	EUR	75	89,498

			3,479,536

India — 0.6%
Axis Bank Ltd./Dubai, 2.88%, 06/01/21(a)	USD	200	200,290

Ireland — 0.4%
ESB Finance DAC, 1.13%, 06/11/30 (Call 03/11/30)(a)	EUR	100	119,193

Italy — 3.1%
Enel Finance International NV
1.00%, 09/16/24(a)	EUR	125	145,223

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
1.13%, 09/16/26 (Call 06/16/26)(a)	EUR	150	$176,639
1.50%, 07/21/25 (Call 04/21/25)(a)	EUR	100	119,440
Ferrovie dello Stato Italiane SpA, 0.88%, 12/07/23(a)	EUR	100	114,157
Hera SpA, 0.88%, 07/05/27 (Call 04/05/27)(a)	EUR	100	115,103
Intesa Sanpaolo SpA, 0.88%, 06/27/22(a)	EUR	100	113,801
Iren SpA, 1.95%, 09/19/25 (Call 06/19/25)(a)	EUR	100	121,572
Unione di Banche Italiane SpA, 1.50%, 04/10/24(a)	EUR	100	114,833

			1,020,768

Japan — 1.7%
Mitsubishi UFJ Financial Group Inc.
0.98%, 10/09/23(a)	EUR	200	229,991
2.53%, 09/13/23(b)	USD	200	202,002
Sumitomo Mitsui Financial Group Inc., 0.93%, 10/11/24(a)	EUR	100	115,216

			547,209

Lithuania — 0.4%
Lietuvos Energija UAB, 2.00%, 07/14/27(a)	EUR	100	121,319

Luxembourg — 0.4%
Prologis International Funding II SA, 0.88%, 07/09/29 (Call 04/09/29)(a)	EUR	125	140,176

Netherlands — 6.4%
ABN AMRO Bank NV
0.63%, 05/31/22(a)	EUR	50	56,765
0.75%, 06/09/20(a)	EUR	50	56,133
0.88%, 04/22/25(a)	EUR	100	115,960
Alliander NV, 0.88%, 04/22/26 (Call 01/22/26)(a)	EUR	100	117,402
Cooperatieve Rabobank UA, 0.13%, 10/11/21(a)	EUR	100	112,249
ING Groep NV
2.50%, 11/15/30(a)	EUR	100	133,060
4.63%, 01/06/26(d)	USD	200	222,354
LeasePlan Corp. NV, 1.38%, 03/07/24(a)	EUR	100	116,081
Nederlandse Waterschapsbank NV
0.70%, 01/25/23(a)	SEK	550	57,818
1.00%, 09/03/25(a)	EUR	100	120,139
2.38%, 03/24/26(d)	USD	200	207,310
TenneT Holding BV
0.75%, 06/26/25 (Call 03/26/25)(a)	EUR	100	115,808
0.88%, 06/03/30 (Call 03/03/30)(a)	EUR	100	116,463
1.25%, 10/24/33 (Call 07/24/33)(a)	EUR	150	179,929
1.75%, 06/04/27 (Call 03/04/27)(a)	EUR	100	124,571
2.00%, 06/05/34 (Call 03/05/34)(a)	EUR	100	131,438
Vesteda Finance BV, 1.50%, 05/24/27 (Call 02/24/27)(a)	EUR	100	118,092

			2,101,572

Norway — 1.0%
DNB Boligkreditt AS, 0.63%, 06/19/25(a)	EUR	175	204,270
SpareBank 1 Boligkreditt AS, 0.50%, 01/30/25(a)	EUR	100	115,855

			320,125

Portugal — 0.3%
EDP Finance BV, 0.38%, 09/16/26 (Call 06/16/26)(a)	EUR	100	111,366

South Korea — 0.6%
Hyundai Capital Services Inc., 2.88%, 03/16/21(a)	USD	200	201,038

Spain — 3.9%
Adif — Alta Velocidad, 0.80%, 07/05/23(a)	EUR	100	115,021
Banco Bilbao Vizcaya Argentaria SA
1.00%, 06/21/26(a)	EUR	100	115,741
1.38%, 05/14/25(a)	EUR	100	117,996

Security		Par (000)	Value

Spain (continued)
Iberdrola Finanzas SA
1.25%, 10/28/26 (Call 07/28/26)(a)	EUR	100	$119,683
1.25%, (Call 13/06/2027), 09/13/27(a)	EUR	100	120,516
Iberdrola International BV
0.38%, 09/15/25(a)	EUR	100	113,187
1.13%, 04/21/26(a)	EUR	100	118,462
1.88%, (Call 02/22/23)(a)(c)(e)	EUR	200	228,151
2.63%, (Call 12/26/23)(a)(c)(e)	EUR	100	118,803
Naturgy Finance BV Co., 0.88%, 05/15/25 (Call 02/15/25)(a)	EUR	100	115,801

			1,283,361

Sweden — 1.0%
Skandinaviska Enskilda Banken AB, 0.30%, 02/17/22(a)	EUR	100	112,664
Svenska Handelsbanken AB, 0.38%, 07/03/23(a)	EUR	100	113,316
Vattenfall AB, 0.50%, 06/24/26 (Call 03/24/26)(a)	EUR	100	113,318

			339,298

United Kingdom — 1.6%
Barclays PLC, 0.63%, 11/14/23 (Call 11/14/22)(a)(c)	EUR	100	112,934
Gwynt y Mor OFTO PLC, 2.78%, 02/17/34(a)	GBP	84	118,131
HSBC Holdings PLC, 1.50%, 12/04/24 (Call 12/04/23)(a)(c)	EUR	100	117,949
SSE PLC, 0.88%, 09/06/25 (Call 06/06/25)(a)	EUR	150	171,700

			520,714

United States — 9.8%
Alexandria Real Estate Equities Inc., 4.00%, 01/15/24 (Call 12/15/23)	USD	125	133,720
Apple Inc.
2.85%, 02/23/23 (Call 12/23/22)	USD	150	154,689
3.00%, 06/20/27 (Call 03/20/27)(b)	USD	125	131,756
Avangrid Inc., 3.15%, 12/01/24 (Call 10/01/24)	USD	100	103,544
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	USD	150	149,982
3.50%, 05/17/22 (Call 05/17/21)(c)	USD	100	102,111
Boston Properties LP
3.40%, 06/21/29 (Call 03/21/29)	USD	50	52,739
4.50%, 12/01/28 (Call 09/01/28)	USD	150	170,886
Citigroup Inc., 0.50%, 01/29/22 (Call 12/29/21)(a)	EUR	100	113,039
Digital Euro Finco LLC, 2.50%, 01/16/26 (Call 10/16/25)(a)	EUR	100	121,924
Digital Realty Trust LP, 3.95%, 07/01/22 (Call 05/01/22)	USD	75	78,318
DTE Electric Co.
3.95%, 03/01/49 (Call 09/01/48)	USD	35	40,648
Series A, 4.05%, 05/15/48 (Call 11/15/47)	USD	75	88,101
Duke Energy Carolinas LLC, 3.95%, 11/15/28 (Call 08/15/28)	USD	100	112,952
Duke Energy Progress LLC, 3.45%, 03/15/29 (Call 12/15/28)	USD	50	54,340
ERP Operating LP, 4.15%, 12/01/28 (Call 09/01/28)	USD	50	56,330
Interstate Power & Light Co.
3.50%, 09/30/49 (Call 03/30/49)	USD	25	25,392
4.10%, 09/26/28 (Call 06/26/28)	USD	75	83,026
Kaiser Foundation Hospitals, 3.15%, 05/01/27 (Call 02/01/27)	USD	100	105,659
Massachusetts Institute of Technology, 3.96%, 07/01/38	USD	50	57,963
MidAmerican Energy Co.
3.10%, 05/01/27 (Call 02/01/27)(b)	USD	50	52,745
3.65%, 04/15/29 (Call 01/15/29)	USD	50	55,381
3.65%, 08/01/48 (Call 02/01/48)	USD	50	55,399
3.95%, 08/01/47 (Call 02/01/47)	USD	150	173,152
4.25%, 07/15/49 (Call 01/15/49)	USD	75	92,030
Northern States Power Co./MN, 2.90%, 03/01/50 (Call 09/01/49)	USD	100	97,131

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2019	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
NSTAR Electric Co., 3.25%, 05/15/29 (Call 02/15/29)	USD	25	$26,681
Public Service Co. of Colorado
3.70%, 06/15/28 (Call 12/15/27)	USD	50	55,134
4.10%, 06/15/48 (Call 12/15/47)	USD	50	59,065
Southern Power Co.
1.85%, 06/20/26	EUR	100	122,555
4.15%, 12/01/25 (Call 09/01/25)	USD	150	164,107
Southwestern Public Service Co., 3.75%, 06/15/49 (Call 12/15/48)	USD	25	27,536
Toyota Motor Credit Corp., 0.00%, 07/21/21(a)(f)	EUR	100	111,803
Verizon Communications Inc., 3.88%, 02/08/29 (Call 11/08/28)(b)	USD	135	149,075
Westar Energy Inc., 2.55%, 07/01/26 (Call 04/01/26)	USD	50	50,570

			3,229,483

Total Corporate Bonds & Notes — 57.4% (Cost: $18,243,983)			18,956,459

Foreign Government Obligations

Australia — 0.8%
New South Wales Treasury Corp., 3.00%, 11/15/28(a)	AUD	150	116,535
Queensland Treasury Corp.
2.50%, 03/06/29(a)	AUD	100	74,519
3.00%, 03/22/24(d)	AUD	100	74,370

			265,424

Belgium — 2.6%
Kingdom of Belgium Government Bond, Series 86 1.25%, 04/22/33(a)	EUR	660	848,089

Canada — 2.3%
CPPIB Capital Inc., 3.00%, 06/15/28(a)	CAD	250	204,164
Export Development Canada, 1.80%, 09/01/22	CAD	150	114,571
Province of Ontario Canada
1.95%, 01/27/23	CAD	125	95,688
2.65%, 02/05/25	CAD	225	177,783
Province of Quebec Canada
1.65%, 03/03/22	CAD	75	57,040
2.45%, 03/01/23	CAD	150	116,707

			765,953

Chile — 1.0%
Chile Government International Bond
0.83%, 07/02/31 (Call 04/02/31)	EUR	100	113,932
3.50%, 01/25/50 (Call 07/25/49)	USD	200	215,232

			329,164

Denmark — 0.5%
Kommunekredit, 0.75%, 05/18/27(a)	EUR	150	178,339

Finland — 0.4%
Municipality Finance PLC, 0.75%, 09/07/27(a)	EUR	100	119,866

France — 12.3%
Agence Francaise de Developpement EPIC, 0.50%, 10/31/25(a)	EUR	100	115,926
Caisse des Depots et Consignations, 0.20%, 03/01/22(a)	EUR	100	113,407
French Republic Government Bond OAT, 1.75%, 06/25/39(d)	EUR	1,925	2,704,593
Region of Ile de France
0.63%, 04/23/27(a)	EUR	100	117,277
1.38%, 06/20/33(a)	EUR	100	127,802
2.38%, 04/24/26(a)	EUR	100	129,952
SNCF Reseau, 0.88%, 01/22/29(a)	EUR	100	119,012

Security		Par (000)	Value

France (continued)
Societe Du Grand Paris EPIC
1.13%, 10/22/28(a)	EUR	200	$245,314
1.13%, 05/25/34(a)	EUR	300	370,642

			4,043,925

Indonesia — 0.6%
Perusahaan Penerbit SBSN Indonesia III, 3.75%, 03/01/23(a)	USD	200	207,700

Ireland — 1.7%
Ireland Government Bond, 1.35%, 03/18/31(a)	EUR	455	576,388

Netherlands — 2.1%
Netherlands Government Bond, 0.50%, 01/15/40(d)	EUR	565	683,424

Norway — 0.7%
Kommunalbanken AS
1.38%, 10/26/20(d)	USD	200	199,258
2.70%, 09/05/23	AUD	50	36,311

			235,569

Poland — 1.3%
Republic of Poland Government International Bond
0.50%, 12/20/21(a)	EUR	100	113,086
1.00%, 03/07/29(a)	EUR	100	121,305
1.13%, 08/07/26(a)	EUR	100	120,328
2.00%, 03/08/49(a)	EUR	50	69,685

			424,404

Spain — 0.4%
Adif — Alta Velocidad, 1.25%, 05/04/26(a)	EUR	100	119,169

Supranational — 13.1%
African Development Bank, 3.00%, 12/06/21	USD	50	51,416
Asian Development Bank
0.35%, 07/16/25	EUR	75	86,913
2.13%, 03/19/25	USD	50	51,271
2.45%, 01/17/24	AUD	100	72,309
3.13%, 09/26/28	USD	150	166,965
Series 5Y, 1.88%, 08/10/22	USD	125	125,963
EUROFIMA, 0.25%, 02/09/24(a)	EUR	100	114,153
European Bank for Reconstruction & Development
0.00%, 01/10/24(f)	EUR	100	113,534
1.88%, 07/15/21	USD	150	150,541
European Investment Bank
0.38%, 05/15/26(a)	EUR	150	175,372
0.50%, 07/19/22(a)	SEK	400	41,943
0.50%, 11/15/23(a)	EUR	350	406,643
0.50%, 11/13/37	EUR	200	234,220
0.75%, 11/15/24(a)	GBP	75	96,841
1.13%, 09/16/21(a)	CAD	200	150,660
1.13%, 11/15/32	EUR	50	63,585
1.25%, 11/13/26(a)	EUR	100	124,451
1.50%, 03/02/27	SEK	1,900	213,301
1.50%, 11/15/47	EUR	100	143,243
1.63%, 02/04/25(a)	CHF	50	56,479
2.13%, 04/13/26(b)	USD	225	231,311
2.25%, 03/07/20(a)	GBP	100	130,021
2.38%, 05/24/27	USD	75	78,676
2.70%, 01/12/23(a)	AUD	150	108,240
2.88%, 06/13/25(d)	USD	200	213,312
3.30%, 02/03/28	AUD	100	78,299
International Bank for Reconstruction & Development 0.63%, 11/22/27	EUR	100	119,221

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Supranational (continued)
1.75%, 11/22/21 (Call 02/22/20)	USD	50	$50,010
2.13%, 03/03/25	USD	150	153,951
International Finance Corp.
1.25%, 12/15/23	GBP	50	65,958
2.00%, 10/24/22	USD	125	126,519
2.13%, 04/07/26	USD	100	102,761
Nordic Investment Bank
0.13%, 06/10/24(a)	EUR	50	57,310
0.16%, 04/23/20	SEK	500	51,893
0.50%, 11/03/25(a)	EUR	100	117,384

			4,324,669

Sweden — 1.5%
Kommuninvest I Sverige AB
0.38%, 03/27/24(a)	SEK	1,000	104,496
1.88%, 06/01/21(d)	USD	200	200,514
Svensk Exportkredit AB, 1.88%, 06/23/20	USD	200	200,048

			505,058

United Kingdom — 0.4%
Transport for London, 2.13%, 04/24/25(a)	GBP	100	136,694

Total Foreign Government Obligations — 41.7% (Cost: $12,933,121)			13,763,835

Municipal Debt Obligations

United States — 0.2%
District of Columbia Water & Sewer Authority RB, Series A, 4.81%, 10/01/2114		$50	67,839

Total Municipal Debt Obligations — 0.2% (Cost: $51,426)			67,839

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(g)(h)(i)	631	$631,714
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(g)(h)	610	610,000

		1,241,714

Total Short-Term Investments — 3.8% (Cost: $1,241,667)		1,241,714

Total Investments in Securities — 103.1% (Cost: $32,470,197)		34,029,847

Other Assets, Less Liabilities — (3.1)%		(1,029,119)

Net Assets — 100.0%		$33,000,728

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	All or a portion of this security is on loan.
(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Perpetual security with no stated maturity date.
(f)	Zero-coupon bond.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 11/13/18 (000)	(a)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—		631	631	$631,714	$1,141	(c)	$67		$47
BlackRock Cash Funds: Treasury, SL Agency Shares	—		610	610	610,000	4,060		—		—

					$1,241,714	$5,201		$67		$47

(a)	The Fund commenced operations on November 13, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,421,000	USD	1,079,154	BOA	11/04/19	$1,996
CHF	60,000	USD	60,762	BOA	11/04/19	44
EUR	3,995,000	USD	4,453,322	JPM	11/04/19	3,701
EUR	3,950,000	USD	4,405,830	TDB	11/04/19	990
NOK	500,000	USD	54,268	JPM	11/04/19	191

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2019	iShares® Global Green Bond ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	6,010,000	USD	622,814	UBS	11/04/19	$999
USD	55,107	NOK	500,000	JPM	11/04/19	648
USD	786,995	AUD	1,138,000	JPM	12/03/19	2,343
USD	4,411,338	EUR	3,945,000	BNP	12/03/19	1,859
USD	4,409,701	EUR	3,945,000	CITI	12/03/19	222
USD	4,410,447	EUR	3,945,000	GS	12/03/19	968
USD	895,620	GBP	690,000	CITI	12/03/19	1,960

						15,921

AUD	1,138,000	USD	786,358	JPM	11/04/19	(2,333)
EUR	3,945,000	USD	4,403,014	BNP	11/04/19	(1,773)
EUR	3,945,000	USD	4,401,436	CITI	11/04/19	(195)
EUR	3,945,000	USD	4,402,225	GS	11/04/19	(984)
GBP	690,000	USD	894,813	CITI	11/04/19	(1,953)
USD	769,692	AUD	1,138,000	BOA	11/04/19	(14,333)
USD	83,369	CAD	110,000	BNP	11/04/19	(323)
USD	948,868	CAD	1,256,000	CITI	11/04/19	(6,743)
USD	41,572	CAD	55,000	UBS	11/04/19	(274)
USD	60,448	CHF	60,000	UBS	11/04/19	(358)
USD	3,976,944	EUR	3,635,000	BNP	11/04/19	(78,445)
USD	3,974,898	EUR	3,635,000	BOA	11/04/19	(80,492)
USD	5,747,529	EUR	5,235,000	CITI	11/04/19	(92,901)
USD	3,974,029	EUR	3,635,000	TDB	11/04/19	(81,361)
USD	3,973,453	EUR	3,640,000	UBS	11/04/19	(87,515)
USD	764,203	GBP	620,000	BOA	11/04/19	(38,077)
USD	88,190	GBP	70,000	CITI	11/04/19	(2,390)
USD	613,924	SEK	6,010,000	TDB	11/04/19	(9,889)
EUR	300,000	USD	335,328	JPM	12/03/19	(6)
USD	1,079,244	CAD	1,421,000	BOA	12/03/19	(1,984)
USD	60,891	CHF	60,000	BOA	12/03/19	(44)
USD	4,406,960	EUR	3,945,000	JPM	12/03/19	(2,520)
USD	4,414,121	EUR	3,950,000	TDB	12/03/19	(947)
USD	54,277	NOK	500,000	JPM	12/03/19	(189)
USD	623,785	SEK	6,010,000	UBS	12/03/19	(999)

						(507,028)

	Net unrealized depreciation					$(491,107)

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$15,921

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$507,028

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Global Green Bond ETF

For the period ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$1,220,612

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(491,107)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$16,788,396
Average amounts sold — in USD	$33,693,937

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$15,921	$507,028

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$15,921	$507,028
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$15,921	$507,028

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Assets	(b)

Bank of America N.A.	$2,040	$(2,040)	$—
BNP Paribas SA	1,859	(1,859)	—
Citibank N.A.	2,182	(2,182)	—
Goldman Sachs & Co.	968	(968)	—
JPMorgan Chase Bank N.A.	6,883	(5,048)	1,835
Toronto Dominion Bank	990	(990)	—
UBS AG	999	(999)	—

	$15,921	$(14,086)	$1,835

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Liabilities	(c)

Bank of America N.A.	$134,930	$(2,040)	$132,890
BNP Paribas SA	80,541	(1,859)	78,682
Citibank N.A.	104,182	(2,182)	102,000
Goldman Sachs & Co.	984	(968)	16
JPMorgan Chase Bank N.A.	5,048	(5,048)	—
Toronto Dominion Bank	92,197	(990)	91,207
UBS AG	89,146	(999)	88,147

	$507,028	$(14,086)	$492,942

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2019	iShares® Global Green Bond ETF

(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$18,956,459	$—	$18,956,459
Foreign Government Obligations	—	13,763,835	—	13,763,835
Municipal Debt Obligations	—	67,839	—	67,839
Money Market Funds	1,241,714	—	—	1,241,714

	$1,241,714	$32,788,133	$—	$34,029,847

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$15,921	$—	$15,921
Liabilities
Forward Foreign Currency Exchange Contracts	—	(507,028)	—	(507,028)

	$—	$(491,107)	$—	$(491,107)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2019

	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares Global Green Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,914,853,720	$32,788,133
Affiliated(c)	114,562,772	1,241,714
Cash	165	880
Foreign currency, at value(d)	—	46,437
Receivables:
Investments sold	2,534,196	140,248
Securities lending income — Affiliated	23,178	221
Dividends	21,147	653
Interest	15,491,868	180,093
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	15,921

Total assets	2,047,487,046	34,414,300

LIABILITIES
Collateral on securities loaned, at value	88,622,958	631,600
Payables:
Investments purchased	24,481,150	269,550
Investment advisory fees	97,710	5,394
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	507,028

Total liabilities	113,201,818	1,413,572

NET ASSETS	$1,934,285,228	$33,000,728

NET ASSETS CONSIST OF:
Paid-in capital	$1,891,271,896	$30,580,302
Accumulated earnings	43,013,332	2,420,426

NET ASSETS	$1,934,285,228	$33,000,728

Shares outstanding	37,800,000	600,000

Net asset value	$51.17	$55.00

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$86,093,380	$616,285
(b) Investments, at cost — Unaffiliated	$1,876,980,662	$31,228,530
(c) Investments, at cost — Affiliated	$114,537,752	$1,241,667
(d) Foreign currency, at cost	$—	$45,794

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Operations

Period Ended October 31, 2019

	iShares 0-5 Year Investment Grade Corporate	iShares Global Green
	Bond ETF	Bond ETF (a)

INVESTMENT INCOME
Dividends — Affiliated	$322,887	$4,060
Interest — Unaffiliated	49,670,074	431,202
Interest — Affiliated	372,917	—
Securities lending income — Affiliated — net	236,236	1,141
Other income — Unaffiliated	1,559	6,750

Total investment income	50,603,673	443,153

EXPENSES
Investment advisory fees	1,010,028	64,772

Total expenses	1,010,028	64,772
Less:
Investment advisory fees waived	—	(12,954)

Total expenses after fees waived	1,010,028	51,818

Net investment income	49,593,645	391,335

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	743,904	231,196
Investments — Affiliated	12,581	67
In-kind redemptions — Unaffiliated	376,621	—
In-kind redemptions — Affiliated	(43)	—
Forward foreign currency exchange contracts	—	1,220,612
Foreign currency transactions	—	(7,467)

Net realized gain	1,133,063	1,444,408

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	55,088,466	1,559,603
Investments — Affiliated	173,343	47
Forward foreign currency exchange contracts	—	(491,107)
Foreign currency translations	—	976

Net change in unrealized appreciation (depreciation)	55,261,809	1,069,519

Net realized and unrealized gain	56,394,872	2,513,927

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,988,517	$2,905,262

(a)	For the period from November 13, 2018 (commencement of operations) to October 31, 2019.

See notes to financial statements.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares 0-5 Year Investment Grade Corporate Bond ETF		iShares Global Green Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Period From 11/13/18 to 10/31/19	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$49,593,645	$24,085,949	$391,335
Net realized gain (loss)	1,133,063	(430,295)	1,444,408
Net change in unrealized appreciation (depreciation)	55,261,809	(17,977,526)	1,069,519

Net increase in net assets resulting from operations	105,988,517	5,678,128	2,905,262

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(47,918,700)	(21,761,822)		(484,836)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	457,454,581	823,907,810	30,580,302

NET ASSETS
Total increase in net assets	515,524,398	807,824,116	33,000,728
Beginning of period	1,418,760,830	610,936,714	—

End of period	$1,934,285,228	$1,418,760,830	$33,000,728

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Financial Highlights

(For a share outstanding throughout each period)

		iShares 0-5 Year Investment Grade Corporate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$49.43	$50.49	$50.63	$50.30	$50.30

Net investment income(a)	1.48	1.27	1.02	0.92	0.73
Net realized and unrealized gain (loss)(b)	1.71	(1.18)	(0.18)	0.30	(0.06)

Net increase from investment operations	3.19	0.09	0.84	1.22	0.67

Distributions(c)
From net investment income	(1.45)	(1.15)	(0.98)	(0.89)	(0.67)

Total distributions	(1.45)	(1.15)	(0.98)	(0.89)	(0.67)

Net asset value, end of year	$51.17	$49.43	$50.49	$50.63	$50.30

Total Return
Based on net asset value	6.55%	0.18%	1.68%	2.43%	1.37%

Ratios to Average Net Assets
Total expenses	0.06%	0.06%	0.07%	0.12%	0.15%

Net investment income	2.95%	2.56%	2.02%	1.83%	1.46%

Supplemental Data
Net assets, end of year (000)	$1,934,285	$1,418,761	$610,937	$200,004	$72,941

Portfolio turnover rate(d)	20%	15%	20%	15%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global Green Bond ETF

	Period From 11/13/18 to 10/31/19	(a)

Net asset value, beginning of period	$50.00

Net investment income(b)	0.77
Net realized and unrealized gain(c)	5.19

Net increase from investment operations	5.96

Distributions(d)
From net investment income		(0.96)

Total distributions		(0.96)

Net asset value, end of period	$55.00

Total Return
Based on net asset value	11.99	%(e)

Ratios to Average Net Assets
Total expenses	0.25	%(f)

Total expenses after fees waived	0.20	%(f)

Net investment income	1.51	%(f)

Supplemental Data
Net assets, end of period (000)	$33,001

Portfolio turnover rate(g)	21	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year Investment Grade Corporate Bond	Diversified
Global Green Bond(a)	Non-diversified

(a)	The Fund commenced operations on November 13, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

0-5 Year Investment Grade Corporate Bond
Barclays Bank PLC	$264,328	$264,328		$—	$—
BNP Paribas Prime Brokerage International Ltd.	5,290,500	5,290,500		—	—
BofA Securities, Inc.	10,202,540	10,202,540		—	—
Citadel Clearing LLC	1,903,689	1,903,689		—	—
Citigroup Global Markets Inc.	2,918,379	2,918,379		—	—
Credit Suisse Securities (USA) LLC	2,571,208	2,571,208		—	—
Goldman Sachs & Co.	21,714,320	21,714,320		—	—
HSBC Securities (USA) Inc.	5,148,783	5,148,783		—	—
JPMorgan Securities LLC	18,237,157	18,237,157		—	—
Morgan Stanley & Co. LLC	14,132,887	14,132,887		—	—
Scotia Capital (USA) Inc.	1,705,959	1,705,959		—	—
TD Prime Services LLC	2,003,630	2,003,630		—	—

	$86,093,380	$86,093,380		$—	$—

Global Green Bond
BofA Securities, Inc.	$52,745	$52,745		$—	$—
Citigroup Global Markets Inc.	160,298	160,298		—	—
JPMorgan Securities LLC	61,584	61,584		—	—
Morgan Stanley & Co. LLC	186,116	186,116		—	—
RBC Capital Markets LLC	155,542	155,542		—	—

	$616,285	$616,285		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: The iShares Global Green Bond ETF uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
0-5 Year Investment Grade Corporate Bond	0.06%
Global Green Bond	0.25

Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. For the iShares Global Green Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through March 1, 2020 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.20% of average daily net assets.

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares Global Green Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
0-5 Year Investment Grade Corporate Bond	$82,851
Global Green Bond	402

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
0-5 Year Investment Grade Corporate Bond	$688,396	$820,299	$7,600

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
0-5 Year Investment Grade Corporate Bond	$12,480,197	$12,611,776	$402,409,022	$317,847,541
Global Green Bond	480,296	484,066	36,174,693	5,204,193

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year Investment Grade Corporate Bond	$507,553,892	$63,454,561

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
0-5 Year Investment Grade Corporate Bond	$406,786	$(406,786)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18

0-5 Year Investment Grade Corporate Bond
Ordinary income	$47,918,700	$21,761,822

iShares ETF	Period Ended 10/31/19

Global Green Bond
Ordinary income	$484,836

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Net Unrealized Gains (Losses)	(a)	Total
0-5 Year Investment Grade Corporate Bond	$5,138,268	$37,875,064		$43,013,332
Global Green Bond	716,335	1,704,091		2,420,426

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

For the year ended October 31, 2019, the iShares 0-5 Year Investment Grade Corporate Bond ETF utilized $293,199 of its capital loss carryforwards.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
0-5 Year Investment Grade Corporate Bond	$1,991,541,428	$38,098,709	$(223,645)	$37,875,064
Global Green Bond	32,326,732	1,747,397	(44,282)	1,703,115

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

0-5 Year Investment Grade Corporate Bond
Shares sold	10,400,000	$522,321,611	17,200,000	$853,630,983
Shares redeemed	(1,300,000)	(64,867,030)	(600,000)	(29,723,173)

Net increase	9,100,000	$457,454,581	16,600,000	$823,907,810

	Period Ended 10/31/19
iShares ETF	Shares	Amount

Global Green Bond
Shares sold	600,000	$30,580,302

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares 0-5 Year Investment Grade Corporate Bond ETF

and iShares Global Green Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares 0-5 Year Investment Grade Corporate Bond ETF and iShares Global Green Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares 0-5 Year Investment Grade Corporate Bond ETF: statement of operations for the year ended October 31, 2019 and statement of changes in net assets for each of the two years in the period ended October 31, 2019.

iShares Global Green Bond ETF: statements of operations and changes in net assets for the period November 13, 2018 (commencement of operations) to October 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Fund earned foreign source income which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned
Global Green Bond	$359,800

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
0-5 Year Investment Grade Corporate Bond	$38,252,728
Global Green Bond	89,659

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
0-5 Year Investment Grade Corporate Bond	$241,785
Global Green Bond	10,055

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

IMPORTANT TAX INFORMATION	51

Board Review and Approval of Investment Advisory Contract

I. iShares 0-5 Year Investment Grade Corporate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Fund and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Global Green Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory Contract  (continued)

Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
0-5 Year Investment Grade Corporate Bond	$1.450486	$—	$—	$1.450486	100%	—%	—%	100%
Global Green Bond(a)	0.722672	—	0.233340	0.956012	76	—	24	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year Investment Grade Corporate Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	6	0.41%
Greater than 0.0% and Less than 0.5%	1,346	93.09
At NAV	20	1.38
Less than 0.0% and Greater than –0.5%	74	5.12

	1,446	100.00%

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares Global Green Bond ETF

Period Covered: November 15, 2018 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.46%
Greater than 0.0% and Less than 0.5%	216	99.08
Less than 0.0% and Greater than –0.5%	1	0.46

	218	100.00%

SUPPLEMENTAL INFORMATION	57

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	59

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

RB	Revenue Bond

Counterparty Abbreviations

BNP	BNP Paribas SA

BOA	Bank of America N.A.

CITI	Citibank N.A.

GS	Goldman Sachs & Co.

JPM	JPMorgan Chase Bank N.A.

TDB	Toronto Dominion Bank

UBS	UBS AG

Currency Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

NOK	Norwegian Krone

SEK	Swedish Krona

USD	United States Dollar

GLOSSARY OF TERMS USED IN THIS REPORT	61

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited or Markit Indices Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1021-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares CMBS ETF | CMBS | NYSE Arca
•	iShares GNMA Bond ETF | GNMA | NASDAQ
•	iShares Treasury Floating Rate Bond ETF | TFLO | NYSE Arca
•	iShares U.S. Treasury Bond ETF | GOVT | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 11.51%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

Lower interest rates drove gains in the value of U.S. Treasury securities, which are typically more sensitive to changes in interest rates than other types of bonds with similar maturities. U.S. Treasury securities with longer maturities posted significantly higher returns. Deficit spending led the U.S. government to maintain a high level of Treasury bond issuance, which increased supply, but demand from international investors seeking relatively higher U.S. yields helped support prices. Despite the decline in inflation, U.S. Treasury inflation-protected securities, which have even greater price sensitivity than nominal Treasuries at comparable maturities, also posted a solid return.

Corporate bonds benefited from more accommodative interest rate policies, generally posting strong returns. Declining yields meant that investors in search of income increasingly sought out corporate debt, which typically yields more than government debt. Demand for investment-grade corporate bonds was particularly high, as investors sought substitutes for low-yielding sovereign debt. Narrow spreads (which measure the difference between yields for corporate bonds and lower-risk Treasury bonds) indicated that investors were confident in the financial resilience of U.S. corporations despite a slowing economy. Corporate bond issuance declined sharply early in the reporting period as interest rates rose and investors became concerned about an economic slowdown. However, issuance increased later in the reporting period when interest rates declined and the economy stabilized.

Among securitized bonds, commercial mortgage backed securities (“CMBSs”) posted the strongest performance amid a decline in issuance of new CMBS debt. Bonds backed by individual home mortgages advanced, despite a rise in refinancing due to lower mortgage rates. Other asset-backed bonds, including those backed by auto loans and credit card debt, also gained despite an increase in default rates, as low unemployment supported consumer spending.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® CMBS ETF

Investment Objective

The iShares CMBS ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade commercial mortgage-backed securities, as represented by the Bloomberg Barclays U.S. CMBS (ERISA Only) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	11.27%	3.27%	3.33%	11.27%	17.47%	28.72%
Fund Market	10.87	3.14	3.28	10.87	16.71	28.25
Index	11.50	3.55	3.68	11.50	19.07	32.14

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$ 1,052.30	$ 1.29		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® CMBS ETF

Portfolio Management Commentary

Commercial mortgage-backed securities (“CMBSs”) posted a solid return for the reporting period. Declining interest rates and high investor demand for yield combined with a lower supply of CMBSs drove gains in the category. Lower interest rates typically have a greater positive impact on CMBSs than on residential mortgage-backed securities, since most CMBSs are fixed-term with penalties for early payment, meaning that CMBSs are less exposed to prepayment risk.

From a supply and demand perspective, issuance of new CMBSs declined, restricting the supply of CMBS debt available to investors. Lower issuance was in part the delayed result of rising interest rates in 2018, which made borrowing more expensive for CMBS issuers. Similarly, higher interest rates in the first half of the reporting period led some borrowers with maturing loans to choose alternate funding sources instead of resecuritizing in the CMBS market. Additionally, since many commercial mortgages have 10-year maturities, weak CMBS issuances a decade ago meant less refinancing of maturing bonds in the current reporting period. Despite lower issuance, investor demand for CMBSs remained brisk.

From a credit quality perspective, delinquency rates, which measure late payments on CMBS loans, hit the lowest point since the financial crisis in 2008. Notably, delinquency rates were particularly low for industrial CMBSs, aided by strong demand for industrial commercial property and increasing demand for warehouses from e-commerce companies. While retail CMBSs had the highest delinquency rates, they continued to decline as solid consumer spending drove growth in retail sales.

Aaa-rated CMBSs, which represented approximately 47% of the Index on average during the reporting period, contributed the most to the Index’s return. CMBSs backed by government-sponsored entities such as Fannie Mae, which represented 36% of the Index on average, also contributed meaningfully to performance.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	81.1%
Aa	4.1
A	1.0
Not Rated	13.8

ALLOCATION BY MATURITY

Maturity	Percent of Total Investment	(a)
1-5 Years	12.0%
5-10 Years	25.9
10-15 Years	1.9
20-25 Years	0.2
25-30 Years	32.3
30-35 Years	24.2
35-40 Years	2.5
More than 40 Years	1.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® GNMA Bond ETF

Investment Objective

The iShares GNMA Bond ETF (the “Fund”) seeks to track the investment results of an index composed of mortgage-backed pass-through securities guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae), as represented by the Bloomberg Barclays U.S. GNMA Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	8.55%	2.19%	1.88%	8.55%	11.41%	15.41%
Fund Market	8.59	2.18	1.89	8.59	11.41	15.53
Index	8.60	2.42	2.20	8.60	12.72	18.29

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,036.80	$ 0.62		$ 1,000.00	$ 1,024.60	$ 0.61		0.12%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® GNMA Bond ETF

Portfolio Management Commentary

Mortgage-backed securities (“MBSs”) guaranteed by the Government National Mortgage Association (“GNMA”) advanced for the reporting period. A series of interest rate decreases instituted by the Fed beginning in January 2019 benefited GNMA MBSs. However, as part of its balance sheet normalization, the Fed divested some of its MBSs, resulting in an increase in supply.

During the reporting period, the 10-year U.S. Treasury bond yield, an important benchmark for mortgage lending rates, declined from 3.15% to 1.69%. Reflecting that decrease, the average rate for a 30-year, fixed-rate conforming mortgage declined by more than 100 basis points — from 4.83% at the beginning of the reporting period to 3.78% at the end of the reporting period. All else being equal, falling interest rates lead to higher prices on fixed-rate bonds, including GNMA MBSs, and this inverse relationship contributed to the Index’s overall advance.

While a decline in interest rates helps boost the value of existing MBSs, it also increases prepayment risk, which can negatively affect the value of the Index. When homeowners prepay their remaining mortgage balance in order to refinance at a lower rate, there is a reduction in the quantity of higher-yielding mortgages available to investors. As a consequence of lower interest rates, refinancing activity reached a three-year high in August 2019. These prepayments limited the gains for GNMA MBSs in the declining interest rate environment. However, since interest rates were historically low from 2009 — 2016, prepayment risk was mostly confined to mortgages originated in recent years, mitigating the downside from prepayments overall.

From a maturity perspective, all maturity categories contributed to the Index’s performance. Due to the increased refinancing activity, the approximate weighted average life of the mortgages represented by the Index declined from 6.8 years to 5.4 years.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investment	(a)
5-10 Years	0.1%
10-15 Years	1.1
15-20 Years	0.2
20-25 Years	8.1
25-30 Years	53.5
30-35 Years	37.0

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Government National Mortgage Association, 3.50%, 11/01/49	18.7%
Government National Mortgage Association, 3.00%, 11/01/49	9.3
Government National Mortgage Association, 3.50%, 07/20/46	7.4
Government National Mortgage Association, 4.00%, 11/01/49	4.7
Government National Mortgage Association, 4.00%, 06/20/47	4.5

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of October 31, 2019	iShares® Treasury Floating Rate Bond ETF

Investment Objective

The iShares Treasury Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury floating rate bonds, as represented by the Bloomberg Barclays U.S. Treasury Floating Rate Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	2.09%	1.01%	0.89%	2.09%	5.13%	5.22%
Fund Market	2.03	0.97	0.89	2.03	4.94	5.19
Index	2.24	1.11	0.98	2.24	5.67	5.76

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/3/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,009.60	$ 0.76		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Treasury Floating Rate Bond ETF

Portfolio Management Commentary

U.S. Treasury floating-rate bonds posted a positive return for the reporting period. Despite the positive performance overall, floating-rate bonds were negatively affected by declining interest rates, which diminished gains. The Index is composed of short-term U.S. Treasury securities that reset their interest rates on a weekly basis. Due to this periodic reset, U.S. Treasury floating-rate bonds typically struggle in a declining interest rate environment.

Following an interest rate increase in December 2018, the Fed lowered short-term interest rates three times in 2019. The Fed’s actions led to a decrease in the yield of the 13-week Treasury bill, which is the benchmark used to reset the interest rates of U.S. Treasury floating-rate bonds. This decrease resulted in lower yields on U.S. Treasury floating-rate bonds.

Investor expectations that the Fed would continue to lower interest rates also weighed on the performance of floating-rate U.S. Treasuries during the latter part of the reporting period. Inflation was persistently low and declined during the reporting period from 2.5% to 1.8%, below the Fed’s target of 2.0%. Expected inflation, measured by examining the spread between inflation-protected and fixed-rate securities of a similar maturity, indicated that inflation would remain low for the near future, which prompted investors to expect the Fed to continue its policy of monetary easing.

As short-term interest rates declined, the yield on U.S. Treasury floating-rate bonds also declined — from 2.36% to 1.75%. High interest from investors bolstered trading volumes in U.S. floating-rate Treasuries, which reached a monthly average of approximately $3.6 billion, a significant increase over the prior reporting period’s level. To meet its financing needs, the U.S. Treasury Department considered expanding this market by issuing one-year floating-rate Treasuries, in addition to the two-year bonds already being issued.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	30.0%
1-2 Years	70.0

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
U. S. Treasury Floating Rate Note, 1.75%, 01/31/21	38.9%
U. S. Treasury Floating Rate Note, 1.68%, 07/31/20	20.7
U. S. Treasury Floating Rate Note, 1.68%, 10/31/20	11.4
U. S. Treasury Floating Rate Note, 1.67%, 04/30/20	9.0
U. S. Treasury Floating Rate Note, 1.78%, 04/30/21	8.9

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of October 31, 2019	iShares® U.S. Treasury Bond ETF

Investment Objective

The iShares U.S. Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds, as represented by the ICE U.S. Treasury Core Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	10.99%	2.62%	2.09%	10.99%	13.83%	17.34%
Fund Market	10.89	2.63	2.10	10.89	13.87	17.38
Index	11.08	2.72	2.19	11.08	14.36	18.20

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Index performance through June 30, 2016 reflects the performance of the Bloomberg Barclays U.S. Treasury Bond Index. Index performance beginning on July 1, 2016 reflects the performance of the ICE U.S. Treasury Core Bond Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,057.90	$ 0.78		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® U.S. Treasury Bond ETF

Portfolio Management Commentary

Declining interest rates drove U.S. Treasury bond prices higher for all bond maturities during the reporting period. Weak economic growth, subdued inflation, and relatively low sovereign bond yields in other countries helped the performance of U.S. Treasuries.

Recession concerns and periods of heightened stock market volatility generated demand for more stable investments, especially U.S. Treasury bonds. Intermediate- and long-term Treasuries contributed the most to the Index’s return, primarily due to their higher sensitivity to changes in interest rates. The Fed reduced short-term interest rates for the first time in over ten years, which led to lower yields and modest performance for short-term Treasuries in the Index. Yields for longer-term Treasuries also declined more than short-term Treasury yields. Consequently, the Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) inverted during part of the reporting period, leading to expectations of a recession and lower interest rates.

Global capital flows into the U.S. also helped U.S. Treasury performance. A generally weak international economic outlook and negative short-term yields in Europe and Japan led to rising foreign demand for the comparatively high yields of U.S. Treasury bonds. Demand for U.S. Treasuries was particularly high in Japan, where investors sought higher yields abroad, and the U.K., where Brexit concerns increased the appeal of U.S. Treasuries.

Treasury bond prices increased even as the supply of Treasuries rose. The budget deficit grew 26% to reach $984 billion, the highest level in seven years. Seeking to prevent the increased supply from disrupting markets, the Fed announced a plan to buy $60 billion per month in U.S. Treasury bills late in the reporting period

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)

0-1 Year	2.6%
1-5 Years	47.6
5-10 Years	29.3
15-20 Years	1.3
More than 20 Years	19.2

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments(a)

U. S. Treasury Note/Bond, 2.25%, 02/15/27	5.9%
U. S. Treasury Note/Bond, 2.38%, 08/15/24	4.8
U. S. Treasury Note/Bond, 2.88%, 11/15/46	2.9
U. S. Treasury Note/Bond, 2.25%, 11/15/24	2.8
U. S. Treasury Note/Bond, 2.25%, 04/30/21	2.7

(a)	Excludes money market funds.

FUND SUMMARY	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 59.8%
Banc of America Commercial Mortgage Trust
Series 2016-UB10, Class A4, 3.17%, 07/15/49	$800	$838,277
Series 2017-BNK3, Class A3, 3.31%, 02/15/50	1,365	1,451,956
Series 2017-BNK3, Class A4, 3.57%, 02/15/50	1,000	1,080,281
Series 2017-BNK3, Class ASB, 3.37%, 02/15/50	1,000	1,054,195
Bank
Series 2017-BNK4, Class ASB, 3.42%, 05/15/50	300	317,319
Series 2017-BNK8, Class A3, 3.23%, 11/15/50	1,000	1,059,058
Series 2019-BN18, Class A2, 3.47%, 05/15/62	830	871,840
Series 2019-BN19, Class A3, 2.93%, 08/15/61	1,000	1,038,170
Series 2019-BN19, Class A3, 3.18%, 08/15/61 (Call 07/11/29)	497	526,383
Series 2019-BN21, Class B, 3.21%, 10/17/52	1,000	1,026,732
Series 2019-BNK16, Class A4, 4.01%, 02/15/52	1,750	1,967,629
Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A4, 3.67%, 02/15/50	1,000	1,084,455
Barclays Commercial Mortgage Trust, Series 2019-C3, Class A4, 3.58%, 05/15/52	600	652,028
BBCMS Mortgage Trust
Series 2017-C1, Class A2, 3.19%, 02/15/50	1,215	1,240,099
Series 2018-C2, Class A5, 4.31%, 12/15/51	1,250	1,428,321
Series 2018-C2, Class C, 4.97%, 12/15/51(a)	250	281,227
Benchmark Mortgage Trust
Series 2018-B1, Class A2, 3.57%, 01/15/51	750	779,305
Series 2018-B1, Class A5, 3.67%, 01/15/51(a)	1,542	1,683,531
Series 2018-B1, Class AM, 3.88%, 01/15/51(a)	500	550,028
Series 2018-B2, Class A4, 3.61%, 02/15/51	1,000	1,086,160
Series 2018-B2, Class A5, 3.88%, 02/15/51(a)	750	831,012
Series 2018-B2, Class AS, 4.08%, 02/15/51(a)	1,000	1,116,002
Series 2018-B2, Class C, 4.20%, 02/15/51(a)	500	541,641
Series 2018-B3, Class A5, 4.03%, 04/10/51	1,000	1,118,166
Series 2018-B4, Class A2, 3.98%, 07/15/51	500	530,239
Series 2018-B4, Class A5, 4.12%, 07/15/51(a)	750	844,844
Series 2018-B4, Class ASB, 4.06%, 07/15/51(a)	464	510,453
Series 2018-B4, Class C, 4.56%, 07/15/51(a)	400	445,104
Series 2018-B5, Class A4, 4.21%, 07/15/51	500	567,724
Series 2018-B5, Class AS, 4.42%, 07/15/51(a)	1,000	1,144,936
Series 2018-B5, Class B, 4.57%, 07/15/51	500	572,199
Series 2018-B6, Class A4, 4.26%, 10/10/51	2,000	2,282,804
Series 2018-B7, Class B, 4.86%, 05/15/53(a)	400	466,475
Series 2019-B10, Class A3, 3.46%, 03/15/62	500	541,156
Series 2019-B10, Class AM, 3.98%, 03/15/62	600	664,143
Series 2019-B11, Class AS, 3.78%, 05/15/52	500	546,881
Series 2019-B11, Class B, 3.96%, 05/15/52(a)	500	546,563
Series 2019-B9, Class A4, 3.75%, 03/15/52	1,000	1,104,465
Series 2019-B9, Class A5, 4.02%, 03/15/52	2,000	2,249,238
Series 2019-B9, Class C, 4.97%, 03/15/52(a)	250	283,857
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50(a)	1,000	1,075,926
CD Commercial Mortgage Trust
Series 2016-CD2, Class A2, 3.04%, 11/10/49	400	405,878
Series 2017-CD3, Class A4, 3.63%, 02/10/50	230	248,989
Series 2017-CD3, Class AS, 3.83%, 02/10/50	750	806,555
Series 2017-CD3, Class C, 4.56%, 02/10/50(a)	300	327,846
Series 2017-CD5, Class A4, 3.43%, 08/15/50 (Call 07/11/27)	750	803,948
Series 2017-CD6, Class C, 4.27%, 11/13/50(a)	500	537,414

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class A3, 3.87%, 01/10/48	$500	$543,881
Series 2016-C4, Class A4, 3.28%, 05/10/58	1,650	1,734,310
Series 2017-C8, Class A4, 3.57%, 06/15/50	1,000	1,074,064
Series 2017-C8, Class B, 4.20%, 06/15/50(a)	750	821,934
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A4, 3.02%, 09/10/45	287	293,749
Series 2013-GC11, Class A3, 2.82%, 04/10/46	848	867,492
Series 2013-GC11, Class AS, 3.42%, 04/10/46	100	103,885
Series 2013-GC15, Class A4, 4.37%, 09/10/46(a)	750	809,326
Series 2014-GC19, Class A4, 4.02%, 03/10/47	500	536,716
Series 2014-GC21, Class A5, 3.86%, 05/10/47	500	534,614
Series 2014-GC23, Class A4, 3.62%, 07/10/47	750	800,405
Series 2014-GC23, Class AS, 3.86%, 07/10/47	250	265,704
Series 2014-GC23, Class C, 4.44%, 07/10/47(a)	250	264,325
Series 2014-GC25, Class AS, 4.02%, 10/10/47	750	802,695
Series 2014-GC25, Class B, 4.35%, 10/10/47(a)	100	107,030
Series 2015-GC27, Class A5, 3.14%, 02/10/48	750	784,781
Series 2015-GC27, Class AS, 3.57%, 02/10/48	250	263,631
Series 2015-GC29, Class C, 4.14%, 04/10/48(a)	250	262,332
Series 2015-GC31, Class A4, 3.76%, 06/10/48	750	809,473
Series 2015-GC33, Class A4, 3.78%, 09/10/58	1,500	1,622,500
Series 2015-GC35, Class A4, 3.82%, 11/10/48	1,000	1,084,848
Series 2015-GC35, Class AAB, 3.61%, 11/10/48	500	524,927
Series 2016-C1, Class A4, 3.21%, 05/10/49	650	685,112
Series 2016-C2, Class A4, 2.83%, 08/10/49	1,000	1,030,952
Series 2016-P5, Class A4, 2.94%, 10/10/49	1,000	1,038,185
Series 2016-P6, Class A2, 3.04%, 12/10/49	250	253,865
Series 2016-P6, Class AS, 4.03%, 12/10/49(a)	1,000	1,092,629
Series 2017-P7, Class A4, 3.71%, 04/14/50	1,250	1,360,127
Series 2017-P8, Class AS, 3.79%, 09/15/50(a)	750	810,905
Series 2018-B2, Class A4, 4.01%, 03/10/51	600	665,467
Series 2018-C6, Class A4, 4.41%, 11/10/51	1,000	1,152,115
Series 2019-GC41, Class A5, 2.87%, 08/10/56	1,000	1,032,830
COMM Mortgage Trust
Series 2012-CR1, Class A3, 3.39%, 05/15/45	234	240,548
Series 2012-CR3, Class A3, 2.82%, 10/15/45	147	148,925
Series 2012-CR4, Class A3, 2.85%, 10/15/45	994	1,010,903
Series 2012-CR5, Class A4, 2.77%, 12/10/45	1,680	1,712,216
Series 2012-LC4, Class AM, 4.06%, 12/10/44	150	155,204
Series 2012-LC4, Class C, 5.54%, 12/10/44(a)	200	207,855
Series 2013-CR11, Class AM, 4.72%, 08/10/50(a)	250	272,489
Series 2013-CR12, Class A4, 4.05%, 10/10/46	800	852,200
Series 2013-CR13, Class A4, 4.19%, 11/10/46(a)	1,000	1,078,235
Series 2013-CR6, Class ASB, 2.62%, 03/10/46	338	341,576
Series 2013-CR8, Class A4, 3.33%, 06/10/46	636	657,695
Series 2013-CR8, Class A5, 3.61%, 06/10/46(a)	500	524,276
Series 2013-CR9, Class A4, 4.23%, 07/10/45(a)	700	749,717
Series 2013-LC6, Class AM, 3.28%, 01/10/46	100	102,948
Series 2013-LC6, Class ASB, 2.48%, 01/10/46	192	193,452
Series 2013-LC6, Class B, 3.74%, 01/10/46	430	446,507
Series 2014-CR15, Class A4, 4.07%, 02/10/47(a)	400	429,887
Series 2014-CR16, Class A4, 4.05%, 04/10/47	500	536,619
Series 2014-CR16, Class ASB, 3.65%, 04/10/47	195	201,179
Series 2014-CR17, Class B, 4.38%, 05/10/47	292	311,005
Series 2014-CR18, Class AM, 4.10%, 07/15/47	300	320,306
Series 2014-CR19, Class A5, 3.80%, 08/10/47	438	469,665
Series 2014-CR19, Class B, 4.70%, 08/10/47(a)	850	916,700
Series 2014-CR20, Class AM, 3.94%, 11/10/47	250	266,522
Series 2014-LC15, Class A4, 4.01%, 04/10/47	945	1,014,148

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2019	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2014-LC17, Class A5, 3.92%, 10/10/47	$675	$729,218
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	250	266,899
Series 2014-UBS3, Class A4, 3.82%, 06/10/47	750	798,627
Series 2014-UBS3, Class C, 4.75%, 06/10/47(a)	150	158,148
Series 2014-UBS4, Class A4, 3.42%, 08/10/47	250	261,991
Series 2014-UBS4, Class A5, 3.69%, 08/10/47	500	531,942
Series 2014-UBS4, Class AM, 3.97%, 08/10/47	500	533,844
Series 2014-UBS4, Class B, 4.35%, 08/10/47	250	265,084
Series 2014-UBS5, Class A4, 3.84%, 09/10/47 (Call 09/06/24)	665	713,204
Series 2014-UBS6, Class A5, 3.64%, 12/10/47	500	531,488
Series 2015-CR22, Class A5, 3.31%, 03/10/48	500	527,004
Series 2015-CR22, Class AM, 3.60%, 03/10/48(a)	200	211,600
Series 2015-CR22, Class C, 4.12%, 03/10/48(a)	300	318,136
Series 2015-CR23, Class A4, 3.50%, 05/10/48	500	531,758
Series 2015-CR24, Class B, 4.38%, 08/10/48(a)	250	272,728
Series 2015-CR24, Class D, 3.46%, 08/10/48(a)	200	189,314
Series 2015-CR25, Class A4, 3.76%, 08/10/48	750	808,929
Series 2015-CR25, Class ASB, 3.54%, 08/10/48	1,000	1,044,801
Series 2015-CR25, Class B, 4.54%, 08/10/48(a)	300	322,591
Series 2015-CR26, Class A4, 3.63%, 10/10/48	898	962,720
Series 2015-DC1, Class A5, 3.35%, 02/10/48	750	788,726
Series 2015-DC1, Class B, 4.04%, 02/10/48(a)	500	527,262
Series 2015-DC1, Class C, 4.34%, 02/10/48(a)	250	262,577
Series 2015-LC21, Class A4, 3.71%, 07/10/48	500	537,120
Series 2015-PC1, Class A2, 3.15%, 07/10/50	120	120,687
Series 2015-PC1, Class A5, 3.90%, 07/10/50	850	919,672
Series 2015-PC1, Class ASB, 3.61%, 07/10/50	200	208,515
Series 2016-DC2, Class A4, 3.50%, 02/10/49	603	643,560
Series 2016-DC2, Class A5, 3.77%, 02/10/49	1,000	1,081,828
Series 2016-DC2, Class AM, 4.24%, 02/10/49	750	819,965
Series 2016-DC2, Class ASB, 3.55%, 02/10/49	1,000	1,046,316
Series 2016-DC2, Class C, 4.64%, 02/10/49(a)	250	262,943
Series 2017-COR2, Class A3, 3.51%, 09/10/50	1,000	1,074,932
Series 2018-COR3, Class A3, 4.23%, 05/10/51	750	846,552
Series 2018-COR3, Class B, 4.51%, 05/10/51(a)	500	568,640
Commercial Mortgage Pass Through Certificates
Series 2014-CR14, Class A4, 4.24%, 02/10/47(a)	425	458,584
Series 2014-CR14, Class C, 4.64%, 02/10/47(a)	200	211,094
Series 2016-CR28, Class A4, 3.76%, 02/10/49	1,000	1,082,402
Series 2017-COR2, Class C, 4.56%, 09/10/50(a)	750	819,661
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4, 3.51%, 04/15/50	500	529,039
Series 2015-C2, Class A4, 3.50%, 06/15/57	500	529,427
Series 2015-C2, Class AS, 3.85%, 06/15/57(a)	700	743,194
Series 2015-C3, Class A4, 3.72%, 08/15/48	650	698,158
Series 2015-C4, Class A3, 3.54%, 11/15/48	1,000	1,066,993
Series 2015-C4, Class D, 3.58%, 11/15/48(a)	250	247,381
Series 2016-C5, Class C, 4.54%, 11/15/48(a)	750	809,261
Series 2016-C6, Class C, 4.75%, 01/15/49(a)	350	380,172
Series 2017-CX9, Class A5, 3.45%, 09/15/50	1,000	1,070,531
Series 2018-CX11, Class A5, 4.03%, 04/15/51(a)	1,000	1,110,433
DBGS Mortgage Trust, Series 2018-C1, Class A4, 4.47%, 10/15/51	1,400	1,615,788
DBJPM Mortgage Trust
Series 2016-C1, Class A4, 3.28%, 05/10/49	1,000	1,061,180
Series 2016-C1, Class ASB, 3.04%, 05/10/49	500	516,405
Series 2016-C1, Class B, 4.20%, 05/10/49(a)	500	541,769
Series 2016-C1, Class C, 3.35%, 05/10/49(a)	468	473,919
Series 2016-C3, Class A5, 2.89%, 08/10/49	2,100	2,172,861

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2017-C6, Class A3, 3.27%, 06/10/50	$750	$783,325
GS Mortgage Securities Corp. II
Series 2012-GCJ7, Class A4, 3.38%, 05/10/45	560	570,436
Series 2013-GC10, Class A5, 2.94%, 02/10/46	400	410,723
GS Mortgage Securities Trust
Series 2011-GC5, Class A3, 3.82%, 08/10/44	40	40,196
Series 2012-GC6, Class AAB, 3.31%, 01/10/45	59	59,088
Series 2012-GCJ7, Class AS, 4.09%, 05/10/45	100	104,323
Series 2012-GCJ9, Class AS, 3.12%, 11/10/45	200	205,651
Series 2013-GC12, Class AS, 3.38%, 06/10/46	300	310,125
Series 2013-GC12, Class B, 3.78%, 06/10/46(a)	115	119,205
Series 2013-GC14, Class A5, 4.24%, 08/10/46	550	590,341
Series 2013-GC16, Class A4, 4.27%, 11/10/46	500	538,843
Series 2013-GC16, Class AS, 4.65%, 11/10/46	150	163,193
Series 2013-GC16, Class C, 5.31%, 11/10/46(a)	100	109,587
Series 2014-GC18, Class A4, 4.07%, 01/10/47	1,300	1,396,441
Series 2014-GC20, Class A5, 4.00%, 04/10/47	400	427,457
Series 2014-GC20, Class B, 4.53%, 04/10/47(a)	250	259,972
Series 2014-GC20, Class C, 4.96%, 04/10/47(a)	500	514,021
Series 2014-GC22, Class AS, 4.11%, 06/10/47	250	266,741
Series 2014-GC24, Class AAB, 3.65%, 09/10/47	582	603,559
Series 2014-GC26, Class A5, 3.63%, 11/10/47	750	801,395
Series 2015-GC30, Class AAB, 3.12%, 05/10/50	462	475,046
Series 2015-GC30, Class AS, 3.78%, 05/10/50 (Call 05/06/25)(a)	500	534,333
Series 2015-GC32, Class A3, 3.50%, 07/10/48	600	638,156
Series 2015-GC34, Class A4, 3.51%, 10/10/48	1,500	1,600,311
Series 2015-GS1, Class D, 3.27%, 11/10/48	415	379,350
Series 2016-GS2, Class A4, 3.05%, 05/10/49	500	522,097
Series 2016-GS3, Class A4, 2.85%, 10/10/49	500	515,684
Series 2017-GS7, Class AAB, 3.20%, 08/10/50	1,000	1,047,780
Series 2017-GS7, Class B, 3.88%, 08/10/50	500	539,022
Series 2018-GS9, Class A4, 3.99%, 03/10/51(a)	1,000	1,114,591
Series 2019-GC38, Class A4, 3.97%, 02/10/52	750	841,462
Series 2019-GC40, Class A4, 3.16%, 07/10/52	1,131	1,197,086
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class AS, 4.04%, 07/15/45(a)	500	530,775
Series 2013-C12, Class D, 4.10%, 07/15/45(a)	50	50,000
Series 2013-C14, Class B, 4.70%, 08/15/46(a)	500	534,913
Series 2013-C14, Class A4, 4.13%, 08/15/46(a)	680	727,585
Series 2013-C14, Class AS, 4.41%, 08/15/46(a)	150	161,611
Series 2013-C15, Class A5, 4.13%, 11/15/45	500	536,751
Series 2013-C15, Class B, 4.93%, 11/15/45(a)	200	218,623
Series 2013-C15, Class C, 5.20%, 11/15/45(a)	110	120,104
Series 2013-C17, Class A4, 4.20%, 01/15/47	490	528,662
Series 2013-C17, Class C, 4.89%, 01/15/47(a)	100	108,235
Series 2014-C18, Class A5, 4.08%, 02/15/47 (Call 02/11/24)	1,400	1,507,146
Series 2014-C18, Class AS, 4.44%, 02/15/47 (Call 02/11/24)(a)	200	215,804
Series 2014-C18, Class ASB, 3.57%, 02/15/47	434	446,621
Series 2014-C18, Class B, 4.81%, 02/15/47 (Call 02/11/24)(a)	225	241,651
Series 2014-C19, Class C, 4.68%, 04/15/47(a)	200	212,492
Series 2014-C21, Class A4, 3.49%, 08/15/47	818	857,918
Series 2014-C21, Class A5, 3.77%, 08/15/47	500	534,784
Series 2014-C21, Class ASB, 3.43%, 08/15/47	365	375,634
Series 2014-C22, Class A4, 3.80%, 09/15/47 (Call 07/15/24)	750	803,429

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2014-C22, Class ASB, 3.50%, 09/15/47 (Call 04/15/24)	$947	$977,284
Series 2014-C22, Class C, 4.56%, 09/15/47 (Call 08/15/24)(a)	200	207,459
Series 2014-C23, Class A5, 3.93%, 09/15/47 (Call 09/15/24)	1,900	2,049,714
Series 2014-C23, Class ASB, 3.66%, 09/15/47 (Call 07/15/24)	340	352,733
Series 2014-C24, Class A3, 3.10%, 11/15/47	500	502,692
Series 2014-C25, Class B, 4.35%, 11/15/47(a)	185	198,688
Series 2015-C27, Class AS, 3.63%, 02/15/48 (Call 01/15/25)	500	527,079
Series 2015-C28, Class A3, 2.91%, 10/15/48	1,078	1,107,997
Series 2015-C28, Class A4, 3.23%, 10/15/48	750	786,595
Series 2015-C28, Class ASB, 3.04%, 10/15/48	500	513,673
Series 2015-C29, Class ASB, 3.30%, 05/15/48 (Call 11/15/24)	515	532,875
Series 2015-C29, Class B, 4.12%, 05/15/48 (Call 05/15/25)(a)	250	266,831
Series 2015-C31, Class A3, 3.80%, 08/15/48	1,090	1,179,759
Series 2015-C32, Class A2, 2.82%, 11/15/48	492	492,842
Series 2015-C33, Class A4, 3.77%, 12/15/48	1,175	1,274,338
Series 2016-C1, Class A5, 3.58%, 03/15/49	750	805,376
Series 2016-C1, Class B, 4.74%, 03/15/49(a)	450	500,748
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP5, Class A3, 3.34%, 03/15/50	250	260,294
Series 2017-JP5, Class A5, 3.72%, 03/15/50	800	870,687
Series 2017-JP5, Class AS, 3.88%, 03/15/50(a)	650	705,005
Series 2017-JP6, Class A5, 3.49%, 07/15/50	300	322,055
Series 2017-JP6, Class AS, 3.74%, 07/15/50	400	430,147
Series 2017-JP7, Class A5, 3.45%, 09/15/50	1,000	1,071,433
Series 2019-COR5, Class A2, 3.15%, 06/13/52	360	373,995
Series 2019-COR5, Class A4, 3.39%, 06/13/52	1,200	1,289,744
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2, Class A4, 3.14%, 06/15/49	1,000	1,049,013
Series 2016-C2, Class B, 3.99%, 06/15/49 (Call 05/11/26)(a)	750	805,283
Series 2016-C4, Class A3, 3.14%, 12/15/49	1,500	1,576,410
Series 2017-C5, Class A5, 3.69%, 03/15/50	1,100	1,193,521
Series 2017-C7, Class A5, 3.41%, 10/15/50	1,050	1,125,025
Series 2018-C8, Class A2, 4.03%, 06/15/51	1,000	1,058,429
Series 2018-C8, Class A4, 4.21%, 06/15/51	1,000	1,130,286
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class A3, 4.17%, 08/15/46	113	116,650
Series 2012-C6, Class A3, 3.51%, 05/15/45	215	221,788
Series 2012-C8, Class A3, 2.83%, 10/15/45	964	982,601
Series 2012-C8, Class ASB, 2.38%, 10/15/45	179	179,109
Series 2012-LC9, Class A5, 2.84%, 12/15/47	1,344	1,369,576
Series 2013-C10, Class A5, 3.14%, 12/15/47	598	616,861
Series 2013-C10, Class AS, 3.37%, 12/15/47	100	103,453
Series 2013-C10, Class ASB, 2.70%, 12/15/47	66	66,467
Series 2013-C10, Class B, 3.67%, 12/15/47(a)	100	104,382
Series 2013-C10, Class C, 4.12%, 12/15/47(a)	200	208,410
Series 2013-C13, Class A4, 3.99%, 01/15/46(a)	222	234,866
Series 2013-C13, Class ASB, 3.41%, 01/15/46	36	36,679
Series 2013-C16, Class ASB, 3.67%, 12/15/46	313	322,479
Series 2013-LC11, Class A5, 2.96%, 04/15/46	500	513,758
Series 2013-LC11, Class C, 3.96%, 04/15/46(a)	100	103,312
Series 2014-C20, Class A5, 3.80%, 07/15/47	1,500	1,603,777
Series 2014-C20, Class B, 4.40%, 07/15/47 (Call 06/11/24)(a)	100	106,757

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2015-JP1, Class A5, 3.91%, 01/15/49	$800	$872,778
Series 2016-JP2, Class AS, 3.06%, 08/15/49 (Call 07/11/26)	700	723,294
Series 2016-JP4, Class A4, 3.65%, 12/15/49(a)	1,090	1,178,949
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A4, 2.86%, 11/15/45	757	770,796
Series 2012-C6, Class AS, 3.48%, 11/15/45	500	516,695
Series 2013-C07, Class AAB, 2.47%, 02/15/46	99	99,796
Series 2013-C09, Class A4, 3.10%, 05/15/46	500	516,183
Series 2013-C10, Class A4, 4.08%, 07/15/46(a)	1,000	1,068,006
Series 2013-C10, Class ASB, 3.91%, 07/15/46(a)	184	189,740
Series 2013-C11, Class A3, 3.96%, 08/15/46	479	508,036
Series 2013-C13, Class A3, 3.77%, 11/15/46	1,225	1,294,510
Series 2013-C13, Class A4, 4.04%, 11/15/46	600	642,830
Series 2013-C13, Class C, 4.91%, 11/15/46(a)	230	246,872
Series 2013-C7, Class AS, 3.21%, 02/15/46 (Call 01/11/23)	621	639,826
Series 2013-C7, Class B, 3.77%, 02/15/46 (Call 01/11/23)	200	206,554
Series 2013-C8, Class B, 3.56%, 12/15/48(a)	200	206,094
Series 2013-C9, Class AAB, 2.66%, 05/15/46	1,132	1,144,166
Series 2014-C14, Class AS, 4.38%, 02/15/47(a)	200	213,615
Series 2014-C14, Class B, 4.75%, 02/15/47(a)	200	217,083
Series 2014-C15, Class A4, 4.05%, 04/15/47	1,000	1,071,501
Series 2014-C15, Class ASB, 3.65%, 04/15/47	227	235,250
Series 2014-C16, Class A5, 3.89%, 06/15/47	500	534,859
Series 2014-C17, Class A5, 3.74%, 08/15/47 (Call 07/11/24)	750	799,398
Series 2014-C18, Class A3, 3.65%, 10/15/47	500	527,458
Series 2014-C19, Class A4, 3.53%, 12/15/47	1,275	1,352,396
Series 2015-C20, Class A4, 3.25%, 02/15/48	800	838,776
Series 2015-C20, Class AS, 3.61%, 02/15/48	500	527,792
Series 2015-C21, Class A4, 3.34%, 03/15/48	800	841,562
Series 2015-C22, Class C, 4.24%, 04/15/48(a)	250	263,571
Series 2015-C23, Class A3, 3.45%, 07/15/50	750	795,055
Series 2015-C24, Class A3, 3.48%, 05/15/48	375	398,200
Series 2015-C24, Class A4, 3.73%, 05/15/48	950	1,023,302
Series 2015-C25, Class ASB, 3.38%, 10/15/48	628	653,640
Series 2015-C26, Class A5, 3.53%, 10/15/48	1,000	1,068,443
Series 2016-C29, Class A4, 3.33%, 05/15/49	1,000	1,052,921
Series 2016-C30, Class A5, 2.86%, 09/15/49	500	515,140
Series 2016-C32, Class A4, 3.72%, 12/15/49	1,000	1,087,630
Series 2017-C33, Class A5, 3.60%, 05/15/50	1,100	1,188,801
Series 2017-C34, Class A4, 3.54%, 11/15/52	1,000	1,080,143
Series 2017-C34, Class AS, 3.86%, 11/15/52	500	547,131
Morgan Stanley Capital I Trust
Series 2011-C3, Class A4, 4.12%, 07/15/49	505	518,554
Series 2012-C4, Class A4, 3.24%, 03/15/45	700	714,693
Series 2015-MS1, Class A4, 3.78%, 05/15/48(a)	500	538,994
Series 2015-UBS8, Class A, 4.11%, 12/15/48	250	270,215
Series 2016-BNK2, Class A4, 3.05%, 11/15/49	1,250	1,308,230
Series 2017-H1, Class A5, 3.53%, 06/15/50	1,000	1,075,877
Series 2018-H3, Class A5, 4.18%, 07/15/51	1,000	1,126,984
Series 2019-H7, Class A4, 3.26%, 07/15/52	1,000	1,063,072
Series 2019-L2, Class A4, 4.07%, 03/15/52	1,000	1,126,800
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class A4, 3.06%, 10/10/48	1,000	1,042,058
UBS Commercial Mortgage Trust
Series 2012-C1, Class B, 4.82%, 05/10/45	150	157,680
Series 2017-C1, Class A2, 2.98%, 06/15/50	666	676,056
Series 2017-C2, Class A4, 3.49%, 08/15/50	1,000	1,071,056
Series 2017-C6, Class AS, 3.93%, 12/15/50(a)	500	547,903

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2017-C7, Class A4, 3.68%, 12/15/50	$1,000	$1,087,051
Series 2018-C08, Class A4, 3.98%, 02/15/51	750	830,759
Series 2018-C12, Class A2, 4.15%, 08/15/51	1,000	1,063,993
Series 2018-C12, Class ASB, 4.19%, 08/15/51	1,000	1,107,589
Series 2019-C16, Class AS, 3.89%, 04/15/52	500	544,927
Series 2019-C16, Class ASB, 3.46%, 04/15/52	1,395	1,492,862
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4, 3.09%, 08/10/49	650	665,005
Series 2012-C4, Class A5, 2.85%, 12/10/45	250	254,507
Series 2012-C4, Class AAB, 2.46%, 12/10/45	197	197,981
Series 2013-C6, Class A4, 3.24%, 04/10/46	677	700,562
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 01/10/45	331	337,937
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A3, 2.92%, 10/15/45	1,207	1,233,211
Series 2012-LC5, Class AS, 3.54%, 10/15/45	200	207,211
Series 2012-LC5, Class B, 4.14%, 10/15/45	300	313,164
Series 2013-LC12, Class A4, 4.22%, 07/15/46(a)	650	694,960
Series 2013-LC12, Class AS, 4.28%, 07/15/46(a)	473	505,071
Series 2013-LC12, Class C, 4.28%, 07/15/46(a)	100	102,491
Series 2015-C27, Class B, 4.14%, 02/15/48(a)	330	349,773
Series 2015-C28, Class A4, 3.54%, 05/15/48	500	532,898
Series 2015-C28, Class AS, 3.87%, 05/15/48(a)	250	265,093
Series 2015-C30, Class A4, 3.66%, 09/15/58	817	879,063
Series 2015-C31, Class A4, 3.70%, 11/15/48	500	538,564
Series 2015-C31, Class C, 4.61%, 11/15/48 (Call 11/11/25)(a)	450	485,778
Series 2015-LC20, Class A3, 3.09%, 04/15/50	600	610,166
Series 2015-LC22, Class A4, 3.84%, 09/15/58	1,000	1,084,418
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(a)	750	809,395
Series 2015-SG1, Class A4, 3.79%, 09/15/48	1,000	1,078,773
Series 2015-SG1, Class D, 4.47%, 09/15/48(a)	200	170,898
Series 2016-C32, Class ASB, 3.32%, 01/15/59	1,100	1,147,082
Series 2016-C34, Class A2, 2.60%, 06/15/49	500	502,500
Series 2016-C34, Class A4, 3.10%, 06/15/49	1,000	1,047,528
Series 2016-C36, Class AS, 3.42%, 11/15/59 (Call 10/11/26)	500	526,546
Series 2016-C37, Class A2, 3.10%, 12/15/49	1,315	1,336,057
Series 2016-NXS6, Class B, 3.81%, 11/15/49	500	528,131
Series 2017-C38, Class A2, 3.04%, 07/15/50	500	510,557
Series 2017-C38, Class A4, 3.19%, 07/15/50	500	526,718
Series 2017-C38, Class A5, 3.45%, 07/15/50	1,000	1,073,342
Series 2017-C42, Class A4, 3.59%, 12/15/50	1,250	1,354,227
Series 2017-C42, Class B, 4.00%, 12/15/50(a)	500	540,622
Series 2018-C44, Class A5, 4.21%, 05/15/51	1,000	1,130,028
Series 2018-C45, Class AS, 4.41%, 06/15/51(a)	350	396,675
Series 2018-C48, Class A5, 4.30%, 01/15/52	1,000	1,143,737
Series 2019-C49, Class A5, 4.02%, 03/15/52	1,150	1,290,027
Series 2019-C51, Class AS, 3.58%, 06/15/52	348	371,042
WFRBS Commercial Mortgage Trust
Series 2012-C07, Class A2, 3.43%, 06/15/45	500	515,254
Series 2012-C09, Class A3, 2.87%, 11/15/45	175	178,156
Series 2012-C10, Class A3, 2.88%, 12/15/45	200	204,173
Series 2012-C10, Class AS, 3.24%, 12/15/45	250	256,801
Series 2012-C6, Class AS, 3.84%, 04/15/45	145	149,737
Series 2012-C8, Class A3, 3.00%, 08/15/45	360	367,687
Series 2012-C8, Class ASB, 2.56%, 08/15/45	213	214,738
Series 2012-C9, Class C, 4.54%, 11/15/45(a)	150	156,817
Series 2013-C13, Class C, 3.91%, 05/15/45(a)	110	112,067
Series 2013-C14, Class B, 3.84%, 06/15/46(a)	500	514,886

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2013-C15, Class A4, 4.15%, 08/15/46(a)	$750	$801,271
Series 2013-C17, Class A3, 3.75%, 12/15/46	756	799,043
Series 2013-C17, Class ASB, 3.56%, 12/15/46	618	636,229
Series 2013-C18, Class A4, 3.90%, 12/15/46	600	638,491
Series 2013-UBS1, Class A4, 4.08%, 03/15/46(a)	800	857,321
Series 2014-C19, Class A4, 3.83%, 03/15/47	300	319,054
Series 2014-C19, Class B, 4.72%, 03/15/47 (Call 03/01/24)(a)	300	322,103
Series 2014-C20, Class A5, 4.00%, 05/15/47	200	215,025
Series 2014-C20, Class ASB, 3.64%, 05/15/47	344	356,124
Series 2014-C22, Class A3, 3.53%, 09/15/57	129	133,063
Series 2014-C22, Class A5, 3.75%, 09/15/57	400	427,250
Series 2014-C22, Class AS, 4.07%, 09/15/57(a)	480	513,341
Series 2014-C24, Class A5, 3.61%, 11/15/47	100	106,542
Series 2014-C24, Class C, 4.29%, 11/15/47(a)	100	100,126
Series 2014-LC14, Class ASB, 3.52%, 03/15/47	130	133,886

		252,470,892

Total Collaterized Mortgage Obligations — 59.8% (Cost: $242,590,512)		252,470,892

U.S. Government Agency Obligations

Mortgage-Backed Securities — 39.7%
Federal National Mortgage Association
Series 2010-M4, Class A3, 3.82%, 06/25/20	51	50,579
Series 2011-M1, Class A3, 3.76%, 06/25/21	454	459,428
Series 2011-M4, Class A2, 3.73%, 06/25/21	554	562,621
Series 2012-M17, Class A2, 2.18%, 11/25/22	1,148	1,155,304
Series 2012-M2, Class A2, 2.72%, 02/25/22	625	633,920
Series 2012-M8, Class A2, 2.35%, 05/25/22	360	363,359
Series 2012-M9, Class A2, 2.48%, 04/25/22	624	630,346
Series 2013-M12, Class APT, 2.41%, 03/25/23(a)	585	593,192
Series 2013-M14, Class A2, 3.33%, 10/25/23(a)	1,347	1,410,803
Series 2013-M4, Class ATS2, 2.61%, 03/25/22(a)	24	23,942
Series 2013-M6, Class 1AC, 3.55%, 02/25/43(a)	300	326,819
Series 2013-M6, Class A2, 3.43%, 02/25/43(a)	300	326,685
Series 2013-M7, Class A2, 2.28%, 12/27/22	612	617,552
Series 2014-M06, Class A2, 2.68%, 05/25/21(a)	577	578,822
Series 2014-M11, Class 1A, 3.11%, 08/25/24(a)	910	954,224
Series 2014-M11, Class 2A, 3.30%, 08/25/26(a)	696	746,591
Series 2014-M13, Class A2, 3.02%, 08/25/24(a)	200	208,667
Series 2014-M3, Class A2, 3.48%, 01/25/24(a)	989	1,044,436
Series 2014-M4, Class A2, 3.35%, 03/25/24(a)	700	737,197
Series 2014-M9, Class A2, 3.10%, 07/25/24(a)	500	523,495
Series 2015-M1, Class A2, 2.53%, 09/25/24	750	766,706
Series 2015-M10, Class A1, 2.63%, 04/25/27	1,477	1,507,448
Series 2015-M11, Class A2, 2.83%, 04/25/25(a)	800	833,144
Series 2015-M13, Class A2, 2.71%, 06/25/25(a)	1,000	1,036,492
Series 2015-M2, Class A, 2.62%, 12/25/24	435	446,502
Series 2015-M4, Class AV2, 2.51%, 07/25/22(a)	840	849,430
Series 2015-M8, Class A2, 2.90%, 01/25/25(a)	1,250	1,301,046
Series 2016-M1, Class A1, 2.43%, 01/25/26	89	89,358
Series 2016-M10, Class A1, 2.10%, 07/25/28	223	223,476
Series 2016-M3, Class A2, 2.70%, 02/25/26	954	988,992
Series 2016-M3, Class ASQ2, 2.26%, 02/25/23	224	225,777
Series 2016-M9, Class A2, 2.29%, 06/25/26	2,000	2,026,898
Series 2017-M15, Class AV2, 2.63%, 11/25/24(a)	1,000	1,029,046
Series 2017-M2, Class A2, 2.80%, 02/25/27(a)	1,000	1,046,008
Series 2017-M3, Class A2, 2.48%, 12/25/26(a)	850	872,172

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2017-M7, Class A2, 2.96%, 02/25/27(a)	$1,038	$1,093,577
Series 2017-M8, Class A2, 3.06%, 05/25/27(a)	1,100	1,166,575
Series 2018-M1, Class A2, 2.99%, 12/25/27(a)	1,000	1,059,337
Series 2018-M10, Class A2, 3.38%, 07/25/28(a)	1,040	1,131,719
Series 2018-M13, Class A2, 3.70%, 09/25/30(a)	100	111,935
Series 2018-M7, Class A2, 3.05%, 03/25/28(a)	800	852,015
Series 2019-M1, Class A2, 3.55%, 09/25/28(a)	2,000	2,209,048
Series 2019-M2, Class A2, 3.63%, 11/25/28(a)	1,000	1,111,740
Series 2019-M5, Class A2, 3.27%, 01/25/29	700	755,370
Series 2019-M6, Class A1, 3.30%, 08/01/28	495	527,087
Series 2019-M7, Class A2, 3.14%, 04/25/29	1,300	1,393,536
Series 2019-M9, Class A2, 2.94%, 04/25/29	970	1,023,630
FHLMC Multifamily Structured Pass Through Certificates
Series K013, Class A2, 3.97%, 01/25/21 (Call 01/11/21)(a)	500	507,590
Series K015, Class A2, 3.23%, 07/25/21	2,166	2,191,864
Series K017, Class A2, 2.87%, 12/25/21	1,465	1,483,352
Series K019, Class A2, 2.27%, 03/25/22	1,500	1,511,473
Series K020, Class A2, 2.37%, 05/25/22	600	605,966
Series K022, Class A2, 2.36%, 07/25/22	1,600	1,617,573
Series K023, Class A2, 2.31%, 08/25/22	1,000	1,010,298
Series K025, Class A2, 2.68%, 10/25/22	1,175	1,199,337
Series K026, Class A2, 2.51%, 11/25/22	1,000	1,016,577
Series K027, Class A2, 2.64%, 01/25/23	1,000	1,020,896
Series K028, Class A2, 3.11%, 02/25/23	1,710	1,769,231
Series K029, Class A2, 3.32%, 02/25/23	1,000	1,041,145
Series K030, Class A2, 3.25%, 04/25/23(a)	1,000	1,039,980
Series K031, Class A2, 3.30%, 04/25/23(a)	1,000	1,043,322
Series K032, Class A1, 3.02%, 02/25/23	330	334,540
Series K032, Class A2, 3.31%, 05/25/23(a)	180	188,049
Series K033, Class A1, 2.87%, 02/25/23	527	535,550
Series K033, Class A2, 3.06%, 07/25/23(a)	1,000	1,037,461
Series K034, Class A2, 3.53%, 07/25/23(a)	1,000	1,053,409
Series K035, Class A2, 3.46%, 08/25/23(a)	1,000	1,051,804
Series K036, Class A2, 3.53%, 10/25/23(a)	650	686,367
Series K037, Class A2, 3.49%, 01/25/24	1,150	1,215,937
Series K038, Class A1, 2.60%, 10/25/23	415	418,785
Series K040, Class A2, 3.24%, 09/25/24	1,250	1,320,449
Series K041, Class A2, 3.17%, 10/25/24	1,250	1,318,209
Series K043, Class A2, 3.06%, 12/25/24	1,000	1,050,138
Series K044, Class A2, 2.81%, 01/25/25	1,250	1,298,006
Series K046, Class A2, 3.21%, 03/25/25	1,285	1,360,931
Series K048, Class A1, 2.69%, 12/25/24	405	413,113
Series K048, Class A2, 3.28%, 06/25/25(a)	1,000	1,064,434
Series K049, Class A2, 3.01%, 07/25/25	1,000	1,051,653
Series K050, Class A2, 3.33%, 08/25/25(a)	1,050	1,121,972
Series K051, Class A2, 3.31%, 09/25/25	2,130	2,276,026
Series K052, Class A1, 2.60%, 01/25/25	357	362,911
Series K052, Class A2, 3.15%, 11/25/25	800	848,589
Series K054, Class A2, 2.75%, 01/25/26	1,700	1,769,329
Series K055, Class A2, 2.67%, 03/25/26	1,250	1,297,266
Series K056, Class A2, 2.53%, 05/25/26	1,560	1,606,565
Series K058, Class A1, 2.34%, 07/25/26	1,363	1,382,246
Series K058, Class A2, 2.65%, 08/25/26	1,527	1,584,776
Series K059, Class A2, 3.12%, 09/25/26(a)	1,200	1,279,383
Series K060, Class A2, 3.30%, 10/25/26	2,341	2,525,330
Series K061, Class A1, 3.01%, 08/25/26	918	953,724
Series K061, Class A2, 3.35%, 11/25/26(a)	1,300	1,404,343
Series K062, Class A2, 3.41%, 12/25/26	1,000	1,085,496
Series K063, Class A2, 3.43%, 01/25/27(a)	2,600	2,823,677
Series K064, Class A1, 2.89%, 10/25/26	1,174	1,218,390

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K064, Class A2, 3.22%, 03/25/27	$325	$348,986
Series K065, Class A1, 2.86%, 10/25/26	1,132	1,171,896
Series K065, Class A2, 3.24%, 04/25/27	2,570	2,764,693
Series K066, Class A2, 3.12%, 06/25/27	1,400	1,494,194
Series K067, Class A1, 2.90%, 03/25/27	950	986,606
Series K067, Class A2, 3.19%, 07/25/27	600	644,027
Series K068, Class A2, 3.24%, 08/25/27	1,000	1,077,499
Series K069, Class A2, 3.19%, 09/25/27(a)	1,179	1,265,653
Series K070, Class A2, 3.30%, 11/25/27(a)	1,500	1,623,038
Series K071, Class A2, 3.29%, 11/25/27	1,000	1,080,479
Series K072, Class A2, 3.44%, 12/25/27	1,450	1,583,786
Series K073, Class A2, 3.35%, 01/25/28	1,297	1,407,806
Series K074, Class A1, 3.60%, 09/25/27	978	1,052,297
Series K074, Class A2, 3.60%, 01/25/28	1,000	1,103,505
Series K075, Class A2, 3.65%, 02/25/28(a)	1,000	1,107,595
Series K076, Class A1, 3.73%, 12/25/27	1,084	1,175,083
Series K076, Class A2, 3.90%, 04/25/28	2,000	2,254,342
Series K077, Class A2, 3.85%, 05/25/28(a)	1,450	1,628,414
Series K078, Class A2, 3.85%, 06/25/28	1,000	1,125,159
Series K079, Class A2, 3.93%, 06/25/28	1,750	1,978,658
Series K080, Class A2, 3.93%, 07/25/28(a)	700	792,409
Series K081, Class A2, 3.90%, 08/25/28(a)	500	564,883
Series K082, Class A2, 3.92%, 09/25/28(a)	1,000	1,132,045
Series K083, Class A2, 4.05%, 09/25/28(a)	1,000	1,142,643
Series K085, Class A2, 4.06%, 10/25/28(a)	2,000	2,285,565
Series K087, Class A2, 3.77%, 12/25/28	1,800	2,020,188
Series K088, Class A1, 3.48%, 09/25/28	349	376,882
Series K088, Class A2, 3.69%, 01/25/29	2,000	2,234,109
Series K089, Class A2, 3.56%, 01/25/29	2,650	2,933,701
Series K090, Class A2, 3.42%, 02/25/29	500	548,939
Series K091, Class A2, 3.51%, 03/25/29	1,500	1,657,524
Series K092, Class A2, 3.30%, 04/25/29	2,000	2,179,887
Series K094, Class A2, 2.90%, 06/25/29	1,420	1,507,065
Series K1510, Class A2, 3.72%, 01/25/31	250	282,054
Series K1510, Class A3, 3.79%, 01/25/34	500	571,829
Series K-1512, Class A2, 2.99%, 05/25/31	230	245,316
Series K-1512, Class A3, 3.06%, 04/25/34	450	479,473
Series K-1513, Class A3, 2.80%, 08/25/34	1,000	1,034,122
Series K152, Class A2, 3.08%, 01/25/31	250	264,372
Series K153, Class A3, 3.12%, 10/25/31(a)	500	531,552
Series K154, Class A2, 3.42%, 04/25/32	500	550,682
Series K154, Class A3, 3.46%, 11/25/32	345	380,423
Series K157, Class A2, 3.99%, 05/25/33(a)	1,076	1,231,671
Series K159, Class A2, 3.95%, 11/25/30(a)	833	949,983
Series K159, Class A3, 3.95%, 11/25/33(a)	1,000	1,161,011
Series K715, Class A2, 2.86%, 01/25/21	1,469	1,478,703
Series K717, Class A2, 2.99%, 09/25/21	1,250	1,264,678
Series K720, Class A1, 2.32%, 11/25/21	416	416,509
Series K720, Class A2, 2.72%, 06/25/22	800	811,573
Series K721, Class A2, 3.09%, 08/25/22(a)	2,000	2,044,953
Series K723, Class A2, 2.45%, 08/25/23	455	461,730
Series K724, Class A2, 3.06%, 11/25/23(a)	1,400	1,452,168
Series K725, Class A2, 3.00%, 01/25/24	1,000	1,038,028
Series K728, Class A2, 3.06%, 08/25/24(a)	1,000	1,041,854
Series K729, Class A1, 2.95%, 02/25/24	951	971,235
Series K729, Class A2, 3.14%, 10/25/24	1,000	1,046,453
Series K730, Class A2, 3.59%, 01/25/25(a)	1,400	1,495,876
Series K731, Class A2, 3.60%, 02/25/25(a)	1,000	1,067,946
Series K732, Class A2, 3.70%, 05/25/25	1,000	1,078,002
Series K733, Class A2, 3.75%, 08/25/25	1,000	1,086,020

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Mortgage-Backed Securities (continued)
Series K734, Class A2, 3.21%, 02/25/26	$1,950	$2,067,441
Series KS03, Class A4, 3.16%, 05/25/25(a)	1,000	1,053,642

		167,432,363

Total U.S. Government Agency Obligations — 39.7% (Cost: $161,211,576)		167,432,363

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(b)(c)	3,061	3,061,000

Total Short-Term Investments — 0.7% (Cost: $3,061,000)		3,061,000

Total Investments in Securities — 100.2% (Cost: $406,863,088)		422,964,255

Other Assets, Less Liabilities — (0.2)%		(940,105)

Net Assets — 100.0%		$422,024,150

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	1,319	1,742	3,061	$3,061,000	$26,976	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Collaterized Mortgage Obligations	$—	$252,470,892	$—	$252,470,892
U.S. Government Agency Obligations	—	167,432,363	—	167,432,363
Money Market Funds	3,061,000	—	—	3,061,000

	$3,061,000	$419,903,255	$—	$422,964,255

See notes to financial statements.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® GNMA Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Agency Obligations

Mortgage-Backed Securities — 99.4%
Government National Mortgage Association
2.50%, 01/15/28	$8	$8,211
2.50%, 02/20/28	16	16,123
2.50%, 01/20/31	246	250,524
2.50%, 04/20/43	30	30,374
2.50%, 01/20/47	380	385,786
2.50%, 11/01/49(a)	892	903,847
3.00%, 07/15/27	12	12,127
3.00%, 09/15/27	14	14,094
3.00%, 01/20/31	336	345,138
3.00%, 07/20/31	531	546,613
3.00%, 02/20/32	443	455,763
3.00%, 09/15/42	7	7,098
3.00%, 10/15/42	69	70,526
3.00%, 01/20/43	813	842,542
3.00%, 07/15/43	130	134,982
3.00%, 09/20/43	1,688	1,750,352
3.00%, 01/15/44	2,943	3,045,113
3.00%, 08/20/44	947	980,040
3.00%, 05/20/45	960	993,881
3.00%, 10/20/45	403	417,461
3.00%, 02/20/46	1,396	1,444,767
3.00%, 04/20/46	188	194,221
3.00%, 05/20/46	1,180	1,219,857
3.00%, 06/20/46	1,357	1,401,883
3.00%, 07/20/46	2,099	2,169,367
3.00%, 08/20/46	1,331	1,375,452
3.00%, 09/20/46	1,724	1,781,689
3.00%, 12/15/46	400	413,576
3.00%, 12/20/46	1,486	1,535,649
3.00%, 02/15/47	302	311,956
3.00%, 02/20/47	933	963,730
3.00%, 07/20/47	3,832	3,950,343
3.00%, 11/01/49(a)	15,990	16,459,692
3.50%, 02/15/26	7	7,482
3.50%, 11/15/26	5	5,319
3.50%, 02/20/27	14	14,691
3.50%, 01/20/31	96	99,376
3.50%, 07/20/32	331	344,243
3.50%, 09/15/41	11	11,350
3.50%, 09/15/42	29	31,001
3.50%, 09/20/42	292	309,110
3.50%, 10/15/42	13	13,302
3.50%, 10/20/42	685	724,529
3.50%, 11/15/42	66	69,895
3.50%, 11/20/42	2,244	2,374,262
3.50%, 12/20/42	230	243,447
3.50%, 03/15/43	756	799,992
3.50%, 05/15/43	62	66,249
3.50%, 06/15/43	174	184,034
3.50%, 04/20/45	943	989,210
3.50%, 11/20/45	36	37,529
3.50%, 12/20/45	243	254,924
3.50%, 03/20/46	1,319	1,380,735
3.50%, 04/20/46	207	216,687
3.50%, 06/20/46	2,097	2,194,285
3.50%, 07/20/46	12,540	13,124,449
3.50%, 11/20/46	36	37,657

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 12/20/46	$463	$484,611
3.50%, 01/20/47	186	194,476
3.50%, 02/20/47	485	507,504
3.50%, 03/20/47	1,049	1,092,953
3.50%, 04/20/47	252	266,437
3.50%, 08/20/47	1,096	1,161,210
3.50%, 10/20/47	512	540,684
3.50%, 12/15/47	678	718,644
3.50%, 12/20/47	802	846,593
3.50%, 01/20/48	1,448	1,508,297
3.50%, 02/20/48	620	645,308
3.50%, 04/20/48	223	236,543
3.50%, 11/01/49(a)	32,319	33,542,235
4.00%, 03/20/26	5	5,280
4.00%, 07/20/26	4	4,072
4.00%, 02/15/41	16	17,348
4.00%, 03/15/41	21	21,943
4.00%, 04/15/41	61	65,615
4.00%, 05/15/41	11	12,171
4.00%, 12/15/41	18	18,712
4.00%, 01/15/42	13	13,559
4.00%, 02/15/42	37	40,844
4.00%, 03/15/42	79	84,595
4.00%, 05/15/42	17	18,157
4.00%, 08/15/42	20	21,512
4.00%, 09/20/42	398	424,486
4.00%, 04/15/44	114	120,730
4.00%, 05/15/44	90	95,788
4.00%, 08/20/44	67	71,136
4.00%, 10/20/44	729	772,409
4.00%, 08/15/45	5,763	6,157,089
4.00%, 09/20/45	1,965	2,078,650
4.00%, 10/20/45	17	18,258
4.00%, 01/20/46	29	30,141
4.00%, 03/20/46	331	350,215
4.00%, 07/20/46	33	35,055
4.00%, 09/20/46	969	1,016,552
4.00%, 11/20/46	399	418,522
4.00%, 12/15/46	63	66,509
4.00%, 06/20/47	7,569	7,925,063
4.00%, 07/20/47	1,611	1,686,493
4.00%, 08/20/47	29	30,209
4.00%, 11/20/47	464	486,193
4.00%, 03/20/48	1,460	1,528,635
4.00%, 04/20/48	1,067	1,138,714
4.00%, 05/20/48	3,968	4,229,204
4.00%, 11/20/48	1,802	1,932,450
4.00%, 11/01/49(a)	7,955	8,271,957
4.50%, 04/15/24	7	7,431
4.50%, 07/20/24	4	3,928
4.50%, 08/15/39	215	233,003
4.50%, 07/15/40	55	58,504
4.50%, 08/15/40	100	107,783
4.50%, 11/20/45	539	581,011
4.50%, 08/20/46	970	1,045,655
4.50%, 09/20/46	144	155,869
4.50%, 10/20/46	159	172,269
4.50%, 11/20/46	176	190,010
4.50%, 04/20/47	23	24,035
4.50%, 06/20/47	27	28,764

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2019	iShares® GNMA Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 02/20/48	$1,697	$1,791,534
4.50%, 06/20/48	138	144,787
4.50%, 07/20/48	856	898,835
4.50%, 08/20/48	694	727,807
4.50%, 12/20/48	2,143	2,249,213
4.50%, 03/20/49	139	145,808
4.50%, 05/20/49	2,908	3,070,002
4.50%, 06/20/49	4,073	4,300,178
4.50%, 08/20/49	1,156	1,220,014
4.50%, 11/01/49(a)	2,409	2,521,922
5.00%, 07/15/39	44	49,315
5.00%, 07/20/42	236	255,916
5.00%, 07/20/46	110	119,988
5.00%, 04/20/48	215	228,052
5.00%, 05/20/48	1,309	1,388,537
5.00%, 11/20/48	423	447,779
5.00%, 12/20/48	424	448,566
5.00%, 01/20/49	1,413	1,496,549
5.00%, 04/20/49	88	93,019
5.00%, 11/01/49(a)	2,687	2,839,166
5.50%, 10/15/38	28	32,247
5.50%, 07/20/40	387	440,902
5.50%, 11/01/49(a)	905	964,989

Security	Par/ Shares (000)	Value

Mortgage-Backed Securities (continued)
6.00%, 09/20/38	$38	$44,005
6.00%, 11/01/49(a)	200	220,758

		177,668,446

Total U.S. Government Agency Obligations — 99.4% (Cost: $174,489,846)		177,668,446

Short-Term Investments

Money Market Funds — 37.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(b)(c)	66,232	66,232,000

Total Short-Term Investments — 37.0% (Cost: $66,232,000)		66,232,000

Total Investments in Securities — 136.4% (Cost: $240,721,846)		243,900,446

Other Assets, Less Liabilities — (36.4)%		(65,147,885)

Net Assets — 100.0%		$178,752,561

(a)	TBA transaction.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	16,495	49,737	66,232	$66,232,000	$677,259	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Agency Obligations	$—	$177,668,446	$—	$177,668,446
Money Market Funds	66,232,000	—	—	66,232,000

	$66,232,000	$177,668,446	$—	$243,900,446

See notes to financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Treasury Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.3%
U.S. Treasury Floating Rate Note
1.64%, 01/31/20,
(3 mo. Treasury money market yield + 0.000%)(a)	$1,609	$1,608,913
1.67%, 04/30/20,
(3 mo. Treasury money market yield + 0.033%)(a)	45,592	45,577,195
1.68%, 07/31/20,
(3 mo. Treasury money market yield + 0.043%)(a)	104,246	104,189,772
1.68%, 10/31/20,
(3 mo. Treasury money market yield + 0.045%)(a)	57,385	57,335,726
1.75%, 01/31/21,
(3 mo. Treasury money market yield + 0.115%)(a)	196,308	196,078,563
1.78%, 04/30/21,
(3 mo. Treasury money market yield + 0.139%)(a)	45,076	45,015,215
1.86%, 07/31/21,
(3 mo. Treasury money market yield + 0.220%)(a)	30,475	30,462,797
1.94%, 10/31/21,
(3 mo. Treasury money market yield + 0.300%)(a)	24,000	24,017,559

		504,285,740

Total U.S. Government Obligations — 99.3% (Cost: $504,663,398)		504,285,740

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(b)(c)	3,581	$3,581,000

Total Short-Term Investments — 0.7% (Cost: $3,581,000)		3,581,000

Total Investments in Securities — 100.0% (Cost: $508,244,398)		507,866,740

Other Assets, Less Liabilities — (0.0)%		(36,572)

Net Assets — 100.0%		$507,830,168

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	8,414	(4,833)	3,581	$3,581,000	$242,796	(b)	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$504,285,740	$—	$504,285,740
Money Market Funds	3,581,000	—	—	3,581,000

	$3,581,000	$504,285,740	$—	$507,866,740

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments October 31, 2019	iShares® U.S. Treasury Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 97.4%
U.S. Treasury Note/Bond
1.13%, 02/28/21	$145,910	$145,020,861
1.13%, 08/31/21	250,803	248,794,617
1.25%, 03/31/21	5,978	5,949,511
1.38%, 02/29/20	52	51,953
1.38%, 05/31/20	850	848,771
1.38%, 09/30/20	612	610,637
1.38%, 10/31/20	33	32,921
1.38%, 04/30/21	17,678	17,620,685
1.38%, 06/30/23	134,579	133,864,049
1.38%, 08/31/23	1,296	1,289,115
1.50%, 11/30/19	19	18,995
1.50%, 05/31/20	376	375,706
1.50%, 06/15/20	39	38,980
1.50%, 08/15/26	24,116	23,955,310
1.63%, 11/30/20	208,772	208,796,466
1.63%, 04/30/23	63,932	64,151,766
1.63%, 05/31/23	60,962	61,176,319
1.63%, 02/15/26	106,752	106,935,480
1.63%, 05/15/26	214,527	214,870,578
1.75%, 11/30/21	310,413	311,674,053
1.75%, 02/28/22	290,744	292,152,291
1.75%, 06/30/22	147	147,913
1.75%, 09/30/22	29,740	29,938,855
1.75%, 01/31/23	104,306	105,039,402
1.75%, 05/15/23	30,344	30,573,950
1.88%, 01/31/22	168,396	169,606,346
1.88%, 02/28/22	58,840	59,283,598
1.88%, 03/31/22	52,493	52,919,506
1.88%, 04/30/22	208,727	210,471,828
1.88%, 07/31/22	76,436	77,149,602
1.88%, 08/31/22	326,105	329,352,908
1.88%, 09/30/22	198,298	200,350,694
2.00%, 07/31/20	447	448,174
2.00%, 11/30/20	94,975	95,364,947
2.00%, 02/28/21	92,689	93,192,574
2.00%, 08/31/21	104,675	105,484,596
2.00%, 12/31/21	58,840	59,403,117
2.00%, 10/31/22	41,246	41,822,800
2.00%, 04/30/24	19,420	19,809,159
2.00%, 02/15/25	354,603	362,526,161
2.00%, 08/15/25	334,619	342,396,176
2.00%, 11/15/26	180,015	184,761,490
2.13%, 08/31/20	228	228,962
2.13%, 01/31/21	139,849	140,766,658
2.13%, 06/30/21	250,720	252,962,667
2.13%, 08/15/21	220,709	222,821,254
2.13%, 09/30/21	208,956	211,135,346
2.13%, 12/31/21	99,684	100,906,585
2.13%, 06/30/22	181,566	184,431,338
2.13%, 12/31/22	2,466	2,511,536
2.13%, 11/30/23	19,420	19,875,156
2.13%, 02/29/24	110,291	113,018,117
2.13%, 09/30/24	23,168	23,804,215
2.13%, 05/15/25	209,559	215,690,649
2.25%, 03/31/21	46,368	46,790,021
2.25%, 04/30/21	399,876	403,734,382
2.25%, 04/15/22	110,169	112,053,923

Security	Par (000)	Value

U.S. Government Obligations (continued)
2.25%, 12/31/23	$78,627	$80,893,669
2.25%, 01/31/24	111,891	115,186,539
2.25%, 10/31/24	81,414	84,171,263
2.25%, 11/15/24	394,023	407,337,080
2.25%, 11/15/25	167,981	174,352,571
2.25%, 02/15/27	835,571	872,388,347
2.25%, 08/15/27	30,835	32,245,460
2.25%, 11/15/27	186,656	195,310,714
2.38%, 12/31/20	105,065	105,967,902
2.38%, 08/15/24	691,618	718,094,209
2.38%, 05/15/27	139,701	147,286,328
2.50%, 12/31/20	2,250	2,272,852
2.50%, 03/31/23	48,808	50,386,634
2.50%, 08/15/23	969	1,003,417
2.50%, 02/15/45	227,016	241,505,898
2.50%, 02/15/46	75,636	80,529,130
2.50%, 05/15/46	215,698	229,667,815
2.63%, 08/15/20	640	645,000
2.63%, 11/15/20	274,043	276,869,574
2.63%, 12/15/21	46	47,055
2.63%, 12/31/23	81,958	85,569,274
2.75%, 08/31/23	20,908	21,854,577
2.75%, 02/15/28	110,143	119,561,087
2.75%, 08/15/42	75,450	83,696,117
2.75%, 11/15/42	87,214	96,733,034
2.75%, 08/15/47	134,470	150,438,872
2.88%, 10/15/21	145,922	149,592,850
2.88%, 10/31/23	24,452	25,725,223
2.88%, 11/30/23	11,113	11,701,642
2.88%, 04/30/25	60,535	64,696,247
2.88%, 05/31/25	187,268	200,259,718
2.88%, 11/30/25	6,113	6,566,222
2.88%, 05/15/28	211,243	231,715,197
2.88%, 08/15/28	123,054	135,176,741
2.88%, 05/15/43	13,062	14,795,379
2.88%, 08/15/45	225,902	257,378,268
2.88%, 11/15/46	378,160	432,535,271
2.88%, 05/15/49	14,360	16,546,534
3.00%, 11/15/44	6,608	7,674,831
3.00%, 05/15/47	336	393,435
3.00%, 02/15/48	119,153	139,832,562
3.00%, 08/15/48	17,668	20,768,872
3.00%, 02/15/49	12	14,147
3.13%, 05/15/21	11,590	11,858,471
3.13%, 11/15/28	28,079	31,486,869
3.13%, 11/15/41	191,765	225,885,805
3.13%, 02/15/42	6,232	7,342,436
3.13%, 02/15/43	41,335	48,718,434
3.13%, 08/15/44	70,035	82,985,885
3.38%, 11/15/19	249	249,142
3.38%, 05/15/44	42,833	52,765,959
3.50%, 05/15/20	224	225,735
3.63%, 02/15/20	162	162,880
3.63%, 02/15/21	64,096	65,748,065
3.75%, 11/15/43	266,924	347,021,532
3.88%, 08/15/40	36,506	47,701,649
4.25%, 05/15/39	19,373	26,438,848
4.25%, 11/15/40	35,484	48,696,246
4.38%, 02/15/38	24,592	33,831,154
4.38%, 11/15/39	141,576	196,519,655

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® U.S. Treasury Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
4.38%, 05/15/41	$6,499	$9,081,400
4.50%, 02/15/36	73,124	100,165,598
4.50%, 05/15/38	640	894,894
4.75%, 02/15/37	33	46,950
5.00%, 05/15/37	6,088	8,911,310
5.25%, 02/15/29	110,468	144,415,335
5.38%, 02/15/31	2,096	2,879,789
5.50%, 08/15/28	11,978	15,732,354
6.25%, 05/15/30	260	373,718
7.13%, 02/15/23	272,501	321,210,672
8.13%, 05/15/21	6,850	7,524,297
8.75%, 08/15/20	368,814	388,911,483
U.S. Treasury STRIPS Coupon
0.00%, 08/15/25(a)	30,179	27,444,518
0.00%, 08/15/36(a)	29,265	20,644,872

		14,824,267,181

Total U.S. Government Obligations — 97.4% (Cost: $14,380,837,138)		14,824,267,181

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 2.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(b)(c)	427,744	$427,744,000

Total Short-Term Investments — 2.8% (Cost: $427,744,000)		427,744,000

Total Investments in Securities — 100.2% (Cost: $14,808,581,138)		15,252,011,181

Other Assets, Less Liabilities — (0.2)%		(32,799,888)

Net Assets — 100.0%		$15,219,211,293

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	59,420	368,324	427,744	$427,744,000	$3,650,348	(b)	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$14,824,267,181	$—	$14,824,267,181
Money Market Funds	427,744,000	—	—	427,744,000

	$427,744,000	$14,824,267,181	$—	$15,252,011,181

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Statements of Assets and Liabilities

October 31, 2019

	iShares CMBS ETF	iShares GNMA Bond ETF	iShares Treasury Floating Rate Bond ETF	iShares U.S. Treasury Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$419,903,255	$177,668,446	$504,285,740	$14,824,267,181
Affiliated(b)	3,061,000	66,232,000	3,581,000	427,744,000
Cash	—	543	99	949
Receivables:
Investments sold	1,005,000	4,274,019	—	—
Securities lending income — Affiliated	—	—	400	1,164
Capital shares sold	—	—	—	1,086,521
Dividends	2,282	97,191	3,725	71,944
Interest	1,138,337	450,668	24,371	99,636,195

Total assets	425,109,874	248,722,867	507,895,335	15,352,807,954

LIABILITIES
Bank overdraft	3,624	—	—	—
Payables:
Investments purchased	2,995,319	69,952,535	—	131,703,755
Investment advisory fees	86,781	17,771	65,167	1,892,906

Total liabilities	3,085,724	69,970,306	65,167	133,596,661

NET ASSETS	$422,024,150	$178,752,561	$507,830,168	$15,219,211,293

NET ASSETS CONSIST OF:
Paid-in capital	$406,367,917	$179,334,240	$507,465,857	$14,787,939,722
Accumulated earnings (loss)	15,656,233	(581,679)	364,311	431,271,571

NET ASSETS	$422,024,150	$178,752,561	$507,830,168	$15,219,211,293

Shares outstanding	7,900,000	3,550,000	10,100,000	579,200,000

Net asset value	$53.42	$50.35	$50.28	$26.28

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$403,802,088	$174,489,846	$504,663,398	$14,380,837,138
(b) Investments, at cost — Affiliated	$3,061,000	$66,232,000	$3,581,000	$427,744,000

See notes to financial statements.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended October 31, 2019

	iShares CMBS ETF	iShares GNMA Bond ETF	iShares Treasury Floating Rate Bond ETF	iShares U.S. Treasury Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$26,976	$677,259	$235,918	$3,637,771
Interest — Unaffiliated	10,806,157	3,031,250	12,628,596	223,663,679
Securities lending income — Affiliated — net	—	—	6,878	12,577

Total investment income	10,833,133	3,708,509	12,871,392	227,314,027

EXPENSES
Investment advisory fees	886,494	195,680	837,656	15,215,302

Total expenses	886,494	195,680	837,656	15,215,302
Less:
Investment advisory fees waived	—	(28,318)	—	—

Total expenses after fees waived	886,494	167,362	837,656	15,215,302

Net investment income	9,946,639	3,541,147	12,033,736	212,098,725

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(201,219)	1,151,409	(33,719)	1,712,033
In-kind redemptions — Unaffiliated	—	—	(75,472)	73,692,138

Net realized gain (loss)	(201,219)	1,151,409	(109,191)	75,404,171

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	27,067,625	5,466,143	(403,634)	699,270,325

Net change in unrealized appreciation (depreciation)	27,067,625	5,466,143	(403,634)	699,270,325

Net realized and unrealized gain (loss)	26,866,406	6,617,552	(512,825)	774,674,496

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,813,045	$10,158,699	$11,520,911	$986,773,221

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

	iShares CMBS ETF		iShares GNMA Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,946,639	$7,322,084	$3,541,147	$2,644,526
Net realized gain (loss)	(201,219)	(562,463)	1,151,409	(3,339,707)
Net change in unrealized appreciation (depreciation)	27,067,625	(11,458,406)	5,466,143	(1,878,277)

Net increase (decrease) in net assets resulting from operations	36,813,045	(4,698,785)	10,158,699	(2,573,458)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(9,716,210)	(7,200,373)	(3,459,842)	(2,644,526)
Return of capital	—	—	—	(9,700)

Decrease in net assets resulting from distributions to shareholders	(9,716,210)	(7,200,373)	(3,459,842)	(2,654,226)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	83,937,402	72,641,769	69,570,572	(19,116,085)

NET ASSETS
Total increase (decrease) in net assets	111,034,237	60,742,611	76,269,429	(24,343,769)
Beginning of year	310,989,913	250,247,302	102,483,132	126,826,901

End of year	$422,024,150	$310,989,913	$178,752,561	$102,483,132

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Treasury Floating Rate Bond ETF		iShares U.S. Treasury Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,033,736	$2,178,341	$212,098,725	$113,380,451
Net realized gain (loss)	(109,191)	29,342	75,404,171	(21,880,887)
Net change in unrealized appreciation (depreciation)	(403,634)	11,818	699,270,325	(212,677,869)

Net increase (decrease) in net assets resulting from operations	11,520,911	2,219,501	986,773,221	(121,178,305)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,667,888)	(1,812,108)	(199,715,190)	(109,679,238)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	201,064,332	281,383,918	7,684,957,730	1,766,419,527

NET ASSETS
Total increase in net assets	200,917,355	281,791,311	8,472,015,761	1,535,561,984
Beginning of year	306,912,813	25,121,502	6,747,195,532	5,211,633,548

End of year	$507,830,168	$306,912,813	$15,219,211,293	$6,747,195,532

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

(For a share outstanding throughout each period)

	iShares CMBS ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$49.36	$51.60	$52.43	$51.45	$51.46

Net investment income(a)	1.45	1.37	1.28	1.20	1.17
Net realized and unrealized gain (loss)(b)	4.04	(2.26)	(0.88)	0.97	(0.03)

Net increase (decrease) from investment operations	5.49	(0.89)	0.40	2.17	1.14

Distributions(c)
From net investment income	(1.43)	(1.35)	(1.23)	(1.19)	(1.15)

Total distributions	(1.43)	(1.35)	(1.23)	(1.19)	(1.15)

Net asset value, end of year	$53.42	$49.36	$51.60	$52.43	$51.45

Total Return
Based on net asset value	11.27%	(1.74)%	0.80%	4.27%	2.22%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.81%	2.72%	2.49%	2.29%	2.28%

Supplemental Data
Net assets, end of year (000)	$422,024	$310,990	$250,247	$246,412	$169,782

Portfolio turnover rate(d)	21%	13%	19%	61%	40%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares GNMA Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$47.67	$49.74		$50.83	$50.26	$50.32

Net investment income(a)	1.34	1.12		0.80	0.53	0.57
Net realized and unrealized gain (loss)(b)	2.69	(2.05)		(0.72)	0.83	0.27

Net increase (decrease) from investment operations	4.03	(0.93)		0.08	1.36	0.84

Distributions(c)
From net investment income	(1.35)	(1.14)		(0.79)	(0.54)	(0.59)
From net realized gain	—	—		(0.26)	(0.25)	(0.31)
Return of capital	—	(0.00	)(d)	(0.12)	—	—

Total distributions	(1.35)	(1.14)		(1.17)	(0.79)	(0.90)

Net asset value, end of year	$50.35	$47.67		$49.74	$50.83	$50.26

Total Return
Based on net asset value	8.55%	(1.90)%		0.18%	2.71%	1.68%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%		0.15%	0.15%	0.15%

Total expenses after fees waived	0.13%	0.12%		0.12%	0.10%	0.11%

Net investment income	2.71%	2.31%		1.60%	1.05%	1.13%

Supplemental Data
Net assets, end of year (000)	$178,753	$102,483		$126,827	$175,375	$60,309

Portfolio turnover rate(e)(f)	529%	834%		917%	1,233%	1,071%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	Portfolio turnover rate includes to-be-announced (TBA) transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Treasury Floating Rate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$50.31	$50.24	$50.14	$50.08	$50.10

Net investment income(a)	1.08	0.92	0.39	0.14	0.05
Net realized and unrealized gain (loss)(b)	(0.04)	(0.07)	0.01	0.06	(0.02)

Net increase from investment operations	1.04	0.85	0.40	0.20	0.03

Distributions(c)
From net investment income	(1.07)	(0.78)	(0.30)	(0.14)	(0.05)

Total distributions	(1.07)	(0.78)	(0.30)	(0.14)	(0.05)

Net asset value, end of year	$50.28	$50.31	$50.24	$50.14	$50.08

Total Return
Based on net asset value	2.09%	1.70%	0.80%	0.40%	0.05%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Total expenses after fees waived	0.15%	0.15%	0.15%	0.11%	0.00%

Net investment income	2.15%	1.83%	0.77%	0.29%	0.10%

Supplemental Data
Net assets, end of year (000)	$507,830	$306,913	$25,122	$20,056	$15,025

Portfolio turnover rate(d)	20%	17%	68%	25%	62%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Treasury Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$24.17	$25.16	$25.74	$25.28	$25.01

Net investment income(a)	0.53	0.48	0.40	0.36	0.33
Net realized and unrealized gain (loss)(b)	2.10	(1.00)	(0.61)	0.45	0.25

Net increase (decrease) from investment operations	2.63	(0.52)	(0.21)	0.81	0.58

Distributions(c)
From net investment income	(0.52)	(0.47)	(0.37)	(0.35)	(0.31)

Total distributions	(0.52)	(0.47)	(0.37)	(0.35)	(0.31)

Net asset value, end of year	$26.28	$24.17	$25.16	$25.74	$25.28

Total Return
Based on net asset value	10.99%	(2.10)%	(0.82)%	3.23%	2.32%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	2.09%	1.95%	1.58%	1.39%	1.30%

Supplemental Data
Net assets, end of year (000)	$15,219,211	$6,747,196	$5,211,634	$2,635,596	$1,519,361

Portfolio turnover rate(d)	22%	27%	47%	48%	36%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
CMBS	Diversified
GNMA Bond	Diversified
Treasury Floating Rate Bond	Diversified
U.S. Treasury Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Stripped Bonds: A stripped bond is a bond that has had its coupon payments and principal repayment stripped into two separate components then selling the separate parts as a zero-coupon bond and an interest paying coupon bond. Once stripped, each component trades as a separate security. Stripped bonds have a greater sensitivity to changes in interest rates than similar maturity debt obligations which provide for regular interest payments.

TBA Commitments: A fund may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The underlying mortgage pools to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. A fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

TBA Roll Transactions: A fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). TBA rolls are treated as purchase and sale transactions in which the fund realizes gains and losses. A fund’s use of TBA rolls may cause the fund to experience higher portfolio turnover and higher transactions costs. TBA rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon purchase price of those securities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock FundAdvisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
CMBS	0.25%
GNMA Bond	0.15
Treasury Floating Rate Bond	0.15
U.S. Treasury Bond	0.15

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For the iShares GNMA Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Treasury Floating Rate Bond	$2,186
U.S. Treasury Bond	4,217

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
U.S. Treasury Bond	$1,698,157,008	$1,790,921,313	$(591,858)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, including TBA rolls and excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
CMBS	$69,831,581	$35,592,657	$77,726,263	$37,482,076
GNMA Bond	770,385,018	700,789,350	—	—
Treasury Floating Rate Bond	395,945,472	88,460,084	—	—
U.S. Treasury Bond	2,159,187,461	2,402,772,917	—	—

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
CMBS	$10,439,553	$—
Treasury Floating Rate Bond	417,048,960	223,344,608
U.S. Treasury Bond	9,916,216,663	2,486,235,520

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Treasury Floating Rate Bond	$(76,460)	$76,460
U.S. Treasury Bond	73,430,302	(73,430,302)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18

CMBS
Ordinary income	$9,716,210	$7,200,373

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18

GNMA Bond
Ordinary income	$3,459,842	$2,644,526
Return of capital	—	9,700

	$3,459,842	$2,654,226

Treasury Floating Rate Bond
Ordinary income	$11,667,888	$1,812,108

U.S. Treasury Bond
Ordinary income	$199,715,190	$109,679,238

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
CMBS	$896,352	$(1,335,672)	$16,095,553		$15,656,233
GNMA Bond	81,305	(3,841,584)	3,178,600		(581,679)
Treasury Floating Rate Bond	774,700	(28,282)	(382,107)		364,311
U.S. Treasury Bond	23,157,218	(32,785,575)	440,899,928		431,271,571

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

For the year ended October 31, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
GNMA Bond	$1,149,057
U.S. Treasury Bond	1,302,189

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CMBS	$406,868,702	$16,330,068	$(234,515)	$16,095,553
GNMA Bond	240,721,846	3,267,007	(88,407)	3,178,600
Treasury Floating Rate Bond	508,248,847	17,559	(399,666)	(382,107)
U.S. Treasury Bond	14,811,111,253	441,815,150	(915,222)	440,899,928

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in mortgage-backed securities, it assumes a greater risk of prepayment or payment extension by securities issuers, which may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

CMBS
Shares sold	2,350,000	$122,068,084	1,650,000	$82,661,725
Shares redeemed	(750,000)	(38,130,682)	(200,000)	(10,019,956)

Net increase	1,600,000	$83,937,402	1,450,000	$72,641,769

GNMA Bond
Shares sold	2,200,000	$108,684,802	1,050,000	$51,145,471
Shares redeemed	(800,000)	(39,114,230)	(1,450,000)	(70,261,556)

Net increase (decrease)	1,400,000	$69,570,572	(400,000)	$(19,116,085)

Treasury Floating Rate Bond
Shares sold	8,500,000	$427,257,234	6,600,000	$331,638,825
Shares redeemed	(4,500,000)	(226,192,902)	(1,000,000)	(50,254,907)

Net increase	4,000,000	$201,064,332	5,600,000	$281,383,918

U.S. Treasury Bond
Shares sold	402,200,000	$10,264,642,441	102,300,000	$2,514,607,705
Shares redeemed	(102,100,000)	(2,579,684,711)	(30,300,000)	(748,188,178)

Net increase	300,100,000	$7,684,957,730	72,000,000	$1,766,419,527

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust,

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares CMBS ETF, iShares GNMA Bond ETF,

iShares Treasury Floating Rate Bond ETF and iShares U.S. Treasury Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares CMBS ETF, iShares GNMA Bond ETF, iShares Treasury Floating Rate Bond ETF and iShares U.S. Treasury Bond ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends

CMBS	$9,946,639
GNMA Bond	3,541,147
Treasury Floating Rate Bond	12,033,736
U.S. Treasury Bond	212,098,725

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest

CMBS	$12,840
GNMA Bond	333,387
Treasury Floating Rate Bond	12,033,736
U.S. Treasury Bond	212,098,725

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares CMBS ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares GNMA Bond ETF, iShares Treasury Floating Rate Bond ETF, iShares U.S. Treasury Bond ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Board Review and Approval of Investment Advisory Contract  (continued)

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
CMBS	$1.429547	$—	$—	$1.429547	100%	—%	—%		100%
GNMA Bond	1.347105	—	—	1.347105	100	—	—		100
Treasury Floating Rate Bond	1.069750	—	—	1.069750	100	—	—		100
U.S. Treasury Bond(a)	0.517903	—	0.001599	0.519502	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares CMBS ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	89	6.15
Greater than 0.0% and Less than 0.5%	978	67.63
At NAV	37	2.56
Less than 0.0% and Greater than –0.5%	337	23.31
Less than –0.5% and Greater than –1.0%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07

	1,446	100.00%

SUPPLEMENTAL INFORMATION	45

Supplemental Information  (unaudited) (continued)

iShares GNMA Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

	Number	Percentage of
Premium/Discount Range	of Days	Total Days
Greater than 0.5% and Less than 1.0%	8	0.55%
Greater than 0.0% and Less than 0.5%	897	62.03
At NAV	63	4.36
Less than 0.0% and Greater than –0.5%	478	33.06

	1,446	100.00%

iShares Treasury Floating Rate Bond ETF

Period Covered: February 04, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.07%
Greater than 0.0% and Less than 0.5%	729	51.19
At NAV	206	14.47
Less than 0.0% and Greater than –0.5%	488	34.27

	1,424	100.00%

iShares U.S. Treasury Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	1,228	84.93%
At NAV	54	3.73
Less than 0.0% and Greater than –0.5%	164	11.34

	1,446	100.00%

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	47

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	49

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

STRIPS	Separate Trading of Registered Interest & Principal of Securities

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited or Interactive Data Pricing and Reference Data LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1005-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares Core 1-5 Year USD Bond ETF | ISTB | NASDAQ
•	iShares Core International Aggregate Bond ETF | IAGG | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 9.54% in U.S. dollar terms for the reporting period.

The performance of global bonds was driven primarily by lower interest rates, as concerns about the global economy led central banks around the world to implement a series of interest rate reductions. Following a cycle of higher interest rates in 2018, slowing economic growth and the protracted trade dispute between the U.S. and China prompted central banks to adopt or signal more accommodative monetary policies beginning January 2019. Low inflation and weak economic indicators led investors to anticipate continued stimulative policies from the world’s central banks. Consequently, global bond yields (which are inversely related to prices) declined to their lowest level in 120 years, with more than $17 trillion in bonds worldwide offering a negative yield as of August 2019.

U.S. bond yields declined significantly as the delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China weighed on economic growth, particularly in the manufacturing and industrial sectors. In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below two-year Treasury yields.

European bonds also posted strong returns in an environment of tepid economic growth and softening exports. The Eurozone’s slowing economy prompted the European Central Bank (“ECB”) to reinstate its monetary stimulus program and lower the interest rate on deposits made by commercial banks. The ECB also signaled its willingness to decrease its headline short-term interest rate in the future, which further helped Eurozone bond yields. Investors generally viewed the nomination of a new president of the ECB late in the reporting period as a positive development, anticipating that she would continue policies that promote low interest rates and monetary stimulus. As yields for many government bonds turned negative, investors seeking higher returns moved toward debt issued by countries that are considered higher risk. Italian bonds in particular benefited from a shift toward higher-yielding debt, despite the fact that the country dipped into recession briefly in 2019 before returning to growth. U.K. bond yields also declined, as uncertainty surrounding Brexit prompted investors to move away from equities, which are generally more exposed to trade risk.

A slowing Chinese economy and the trade dispute between the U.S. and China helped the performance of bonds in the Asia/Pacific region, as concerns about a possible economic downturn prompted investors to move into bonds. Japanese bond prices increased due to strong demand from both domestic and foreign investors, while South Korean bonds benefited from the country’s high credit rating and trade surplus, which investors viewed as signs of stability. Emerging market bonds also posted solid returns, driven by investors’ demand for yield as an increasing number of developed-market bonds offered negative interest rates.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® Core 1-5 Year USD Bond ETF

Investment Objective

The iShares Core 1-5 Year USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield with remaining maturities between one and five years, as represented by the Bloomberg Barclays U.S. Universal 1-5 Year Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	6.43%	2.28%	1.86%	6.43%	11.96%	13.82%
Fund Market	6.43	2.25	1.86	6.43	11.78	13.89
Index	6.46	2.35	1.96	6.46	12.29	14.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Index Performance through June 2, 2014 reflects the performance of the Bloomberg Barclays U.S. Government/Credit 1-5 Year Bond Index. Index performance beginning on June 3, 2014 reflects the performance of the Bloomberg Barclays U.S. Universal 1-5 Year Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,028.50	$ 0.31		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Core 1-5 Year USD Bond ETF

Portfolio Management Commentary

U.S. dollar-denominated short- and intermediate-term bonds posted a solid return for the reporting period. Appreciating bond prices drove the Index’s total return higher as Treasury bond yields declined to a two-year low.

Treasury bonds contributed the most to the Index’s performance during the reporting period. The Fed reduced short-term interest rates three times, as expectations of a recession in the U.S. created demand for less volatile investments. Negative sovereign bond yields in Europe and Japan also increased international demand for relatively high-yielding U.S. Treasury bonds. Additionally, persistently low inflation supported higher U.S. Treasury bond prices.

Corporate bonds also posted solid gains, contributing significantly to the Index’s return. Lower yields on Treasury bonds led to increasing demand for the comparatively higher yield of corporate bonds. Yields on Aaa- and Baa-rated corporate debt declined to the lowest levels in over fifty years. Consumer-oriented bonds also supported the Index’s performance, as consumer spending remained solid amid low unemployment and increasing wages. Declining bond issuance by banks amid rising demand helped the performance of bonds issued by financial companies.

Government-related bonds were notable contributors to the Index’s return, driven by U.S. dollar-denominated bonds issued by foreign government agencies, supranational organizations, and sovereign governments. Securitized bonds also contributed modestly to the Index’s return, driven by mortgage-backed securities (“MBSs”). MBSs advanced despite an increase in mortgage refinancing activity in the latter half of the reporting period, as delinquency rates declined to the lowest levels in more than ten years.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Total Investments	(a)
U. S. Government & Agency Obligations	56.2%
Corporate Bonds & Notes	35.2
Foreign Government Obligations	6.8
Collaterized Mortgage Obligations	1.0
Asset-Backed Securities	0.8

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	61.2%
Aa	6.7
A	11.1
Baa	11.5
Ba	3.6
B	2.7
Caa	1.1
Ca	0.1
Not Rated	2.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® Core International Aggregate Bond ETF

Investment Objective

The iShares Core International Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of global non-U.S. dollar-denominated investment-grade bonds that mitigates exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the Bloomberg Barclays Global Aggregate ex USD 10% Issuer Capped (Hedged) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	10.50%	4.95%	10.50%	21.20%
Fund Market	10.52	5.01	10.52	21.44
Index	10.66	5.04	10.66	21.55

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/10/15. The first day of secondary market trading was 11/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(05/01/19)	(10/31/19)	the Period	(a)	(05/01/19)	(10/31/19)	the Period	(a)	Ratio
$ 1,000.00	$1,054.40	$0.47		$1,000.00	$1,024.80	$0.46		0.09%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Core International Aggregate Bond ETF

Portfolio Management Commentary

As represented by the Index, international investment-grade bonds posted a positive return on a currency-hedged basis for the reporting period. While local currency bonds gained on a U.S. dollar basis, hedging further supported the Index’s performance.

Government debt contributed the most to the Index’s return in U.S. dollar terms. Italian government bonds were the leading contributors, with yields falling to three-year lows following the formation of a governing coalition that reduced investor concerns about credit risks due to higher government spending. The ECB’s deposit interest rate decrease and bond buyback announcement increased investor appetite for risk amid the search for yield, providing additional support for Italian bonds.

U.K. government bonds were also strong contributors to the Index’s return. Government bonds in the U.K. advanced amid political turmoil related to the U.K.’s scheduled departure from the E.U. Consequently, the Bank of England signaled it would implement an interest rate decrease in the near future if economic growth continued to slow.

The U.S. dollar’s performance was mixed relative to individual foreign currencies during the reporting period; however, the U.S. dollar appreciated on an overall basis when measured against the currencies of its major trading partners. Signs of weakening economic growth in the Eurozone and a new round of stimulus by the ECB weighed on the euro, which depreciated by approximately 2% against the U.S. dollar. The Japanese yen, which tends to benefit from global economic uncertainty, advanced 4%, while the British pound gained 1%.

Overall, the Index’s hedging activity significantly contributed to the Index’s return for the reporting period. A fully-hedged investor seeks to mitigate the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. During the reporting period, hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, such that the Index’s return was greater than the performance of the unhedged bonds.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Total Investments(a)

Foreign Government Obligations	75.4%
Corporate Bonds & Notes	24.6

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)

Japan	12.4%
France	12.2
Germany	9.9
United Kingdom	9.8
Italy	7.7
Canada	6.2
Spain	5.5
China	5.4
Supranational	3.1
United States	2.9

(a)	Excludes money market funds.

FUND SUMMARY	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust 3.01%, 10/15/25	$3,000	$3,118,702
Capital One Multi-Asset Execution Trust 1.66%, 06/17/24	2,470	2,464,282
Citibank Credit Card Issuance Trust Series 2017-A3, Class A3, 1.92%, 04/07/22	2,000	2,000,166
Drive Auto Receivables Trust
Series 2018-1, Class D, 3.81%, 05/15/24 (Call 05/15/21)	2,370	2,408,709
Series 2018-2, 4.14%, 08/15/24 (Call 07/15/21)	3,000	3,072,109
GM Financial Consumer Automobile Receivables Trust 2.65%, 02/16/24 (Call 08/16/21)	1,645	1,665,402
Nissan Auto Receivables Owner Trust Series 2016-B, Class A3, 1.32%, 01/15/21 (Call 09/15/20)	71	70,813
Santander Drive Auto Receivables Trust Series 2018-4, Class C, 3.56%, 07/15/24 (Call 08/15/21)	2,000	2,031,484
Synchrony Credit Card Master Note Trust
Series 2015-1, Class A, 2.37%, 03/15/23	800	800,872
Series 2016-2, Class A, 2.21%, 05/15/24	5,000	5,021,882

Total Asset-Backed Securities — 0.8% (Cost: $22,308,216)		22,654,421

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 1.0%
Benchmark Mortgage Trust, Series 2018-B4, Class A2, 3.98%, 07/15/51	3,500	3,711,673
COMM Mortgage Trust
Series 2012-CR1, Class A3, 3.39%, 05/15/45	750	769,752
Series 2013-CR12, Class A4, 4.05%, 10/10/46	2,000	2,130,500
Series 2013-CR9, Class A4, 4.23%, 07/10/45(a)	2,000	2,142,048
GS Mortgage Securities Trust, Series 2014-CG20, Class AAB, 3.66%, 04/10/47	2,163	2,239,093
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class A5, 4.08%, 02/15/47 (Call 02/11/24)	225	242,220
Series 2015-C27, Class AS, 3.02%, 02/15/48 (Call 11/15/24)	2,000	2,045,439
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.80%, 07/15/47	150	160,378
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A4, 4.08%, 07/15/46(a)	3,000	3,204,018
Series 2013-C10, Class AS, 4.08%, 07/15/46(a)	1,000	1,066,061
Series 2013-C11, Class A4, 4.15%, 08/15/46(a)	1,000	1,070,198
Series 2014-C17, Class A4, 3.44%,	3,000	3,127,980
Series 2014-C18, Class ASB, 3.62%, 10/15/47	1,749	1,815,462
Series 2015-C22, Class A4, 3.31%, 04/15/48	250	263,680
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 03/10/46	800	825,462
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class ASB, 3.24%, 12/15/47	1,500	1,544,927
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	3,000	3,062,596

		29,421,487

Total Collaterized Mortgage Obligations — 1.0% (Cost: $28,958,066)		29,421,487

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Acosta Inc., 7.75%, 10/01/22 (Call 12/02/19)(b)(c)(d)	$100	$3,957
Interpublic Group of Companies Inc. (The)
3.75%, 10/01/21	240	246,826
3.75%, 02/15/23	215	224,959
4.20%, 04/15/24	80	86,066
Lamar Media Corp., 5.00%, 05/01/23 (Call 12/02/19)	125	127,205
MDC Partners Inc., 6.50%, 05/01/24 (Call 12/02/19)(b)	225	215,019
National CineMedia LLC, 6.00%, 04/15/22 (Call 11/07/19)	100	101,020
Omnicom Group Inc./Omnicom Capital Inc., 3.63%, 05/01/22	535	554,271
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/24 (Call 12/02/19)	125	128,599
WPP Finance 2010
3.63%, 09/07/22	85	88,036
4.75%, 11/21/21	157	164,793

		1,940,751

Aerospace & Defense — 0.5%
Airbus Finance BV, 2.70%, 04/17/23(b)	210	214,460
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)	164	175,895
5.40%, 04/15/21 (Call 01/15/21)	335	345,753
5.87%, 02/23/22	200	213,954
BAE Systems Holdings Inc., 2.85%, 12/15/20 (Call 11/15/20)(b)	270	271,909
BAE Systems PLC, 4.75%, 10/11/21(b)	35	36,927
Boeing Co. (The)
1.88%, 06/15/23 (Call 04/15/23)	155	153,768
2.13%, 03/01/22 (Call 02/01/22)	425	425,884
2.30%, 08/01/21	200	201,288
2.35%, 10/30/21	200	201,464
2.80%, 03/01/23 (Call 02/01/23)	355	363,044
2.80%, 03/01/24 (Call 02/01/24)	50	51,417
Bombardier Inc.
5.75%, 03/15/22(b)	150	146,864
6.00%, 10/15/22 (Call 12/02/19)(b)	300	292,572
6.13%, 01/15/23(b)	325	316,053
8.75%, 12/01/21(b)	300	319,377
General Dynamics Corp.
1.88%, 08/15/23 (Call 06/15/23)	54	53,950
2.25%, 11/15/22 (Call 08/15/22)	224	226,551
3.00%, 05/11/21	425	432,743
3.38%, 05/15/23 (Call 04/15/23)	450	472,324
3.88%, 07/15/21 (Call 04/15/21)	120	123,430
L3Harris Technologies Inc.
3.85%, 06/15/23 (Call 05/15/23)(b)	250	264,175
3.95%, 05/28/24 (Call 02/28/24)(b)	250	266,483
4.95%, 02/15/21 (Call 11/15/20)(b)	75	77,124
Lockheed Martin Corp.
2.50%, 11/23/20 (Call 10/23/20)	1,165	1,171,606
3.10%, 01/15/23 (Call 11/15/22)	75	77,736
3.35%, 09/15/21	495	509,117
Moog Inc., 5.25%, 12/01/22 (Call 12/02/19)(b)	100	101,233
Northrop Grumman Corp.
2.55%, 10/15/22 (Call 09/15/22)	1,470	1,493,564
3.50%, 03/15/21	470	479,696
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22 (Call 11/12/19)(b)	25	26,134
Raytheon Co., 2.50%, 12/15/22 (Call 09/15/22)	318	323,406

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Rockwell Collins Inc.
2.80%, 03/15/22 (Call 02/15/22)	$363	$369,784
3.20%, 03/15/24 (Call 01/15/24)	34	35,452
3.70%, 12/15/23 (Call 09/15/23)	25	26,411
Spirit AeroSystems Inc., 3.95%, 06/15/23 (Call 05/15/23)	155	160,447
TransDigm Inc.
6.00%, 07/15/22 (Call 12/02/19)	325	330,557
6.50%, 07/15/24 (Call 12/02/19)	325	335,579
Triumph Group Inc.
5.25%, 06/01/22 (Call 12/02/19)	115	113,457
6.25%, 09/15/24 (Call 09/15/20)(b)	100	105,152
United Technologies Corp.
1.95%, 11/01/21 (Call 10/01/21)	535	535,594
2.30%, 05/04/22 (Call 04/04/22)	270	272,524
3.10%, 06/01/22	503	518,382
3.35%, 08/16/21	70	71,790
3.65%, 08/16/23 (Call 07/16/23)	815	862,254

		13,567,284

Agriculture — 0.3%
Altria Group Inc.
2.85%, 08/09/22	860	872,754
2.95%, 05/02/23	50	50,880
3.49%, 02/14/22	105	107,819
3.80%, 02/14/24 (Call 01/14/24)	680	713,293
4.75%, 05/05/21	420	436,283
Archer-Daniels-Midland Co., 3.38%, 03/15/22 (Call 02/15/22)	425	438,260
BAT Capital Corp.
2.76%, 08/15/22 (Call 07/15/22)	755	762,248
2.79%, 09/06/24 (Call 08/06/24)	470	468,534
3.22%, 08/15/24 (Call 06/15/24)	500	507,485
BAT International Finance PLC
3.25%, 06/07/22(b)	25	25,534
3.50%, 06/15/22(b)	250	256,935
Bunge Ltd. Finance Corp.
3.00%, 09/25/22 (Call 08/25/22)	35	35,398
3.50%, 11/24/20(d)	160	161,782
4.35%, 03/15/24 (Call 02/15/24)	141	149,103
Cargill Inc.
3.05%, 04/19/21(b)	500	508,390
3.25%, 03/01/23(b)	95	98,737
Cooke Omega Investments Inc./Alpha VesselCo Holdings Inc., 8.50%, 12/15/22 (Call 06/15/20)(b)	75	73,101
Imperial Brands Finance PLC
3.13%, 07/26/24 (Call 06/26/24)(b)	450	452,295
3.50%, 02/11/23 (Call 11/11/22)(b)	100	102,388
3.75%, 07/21/22 (Call 05/21/22)(b)	550	567,292
Kernel Holding SA, 8.75%, 01/31/22(e)	200	211,784
Philip Morris International Inc.
1.88%, 02/25/21 (Call 01/25/21)	180	179,996
2.13%, 05/10/23 (Call 03/10/23)	10	10,003
2.38%, 08/17/22 (Call 07/17/22)	141	142,302
2.50%, 08/22/22	300	303,693
2.50%, 11/02/22 (Call 10/02/22)	410	414,900
2.63%, 02/18/22 (Call 01/18/22)	315	319,145
2.63%, 03/06/23	25	25,401
2.88%, 05/01/24 (Call 04/01/24)	265	272,325
2.90%, 11/15/21	300	305,703
3.60%, 11/15/23(d)	10	10,553

Security	Par (000)	Value

Agriculture (continued)
Pyxus International Inc.
8.50%, 04/15/21 (Call 12/02/19)(b)	$73	$71,713
9.88%, 07/15/21 (Call 12/02/19)	160	101,085
Reynolds American Inc.
4.00%, 06/12/22	405	421,378
4.85%, 09/15/23	25	27,039

		9,605,531

Airlines — 0.1%
Air Canada, 7.75%, 04/15/21(b)	105	112,709
American Airlines Group Inc., 5.00%, 06/01/22(b)	200	208,518
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 01/15/23	100	104,196
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)	500	497,890
3.40%, 04/19/21	355	359,892
3.63%, 03/15/22 (Call 02/15/22)	415	425,180
3.80%, 04/19/23 (Call 03/19/23)	255	263,713
Delta Air Lines Inc. Pass Through Trust, Series 2017-1,
Class A, 6.82%, 08/10/22	3	3,609
Korean Air Lines Co. Ltd., 2.00%, 09/04/22(e)	400	398,608
Southwest Airlines Co.
2.65%, 11/05/20 (Call 10/05/20)	232	233,747
2.75%, 11/16/22 (Call 10/16/22)	115	116,572
UAL Pass Through Trust, Series 2007-1A, 6.64%, 07/02/22	42	44,600
United Airlines Holdings Inc.
4.25%, 10/01/22	125	129,033
5.00%, 02/01/24	150	157,924
6.00%, 12/01/20	65	67,335
Unity 1 Sukuk Ltd., 3.86%, 11/30/21(e)	200	204,128
Virgin Australia Holdings Ltd.
7.88%, 10/15/21(b)	109	112,067
8.13%, 11/15/24 (Call 05/15/24)(b)	100	99,678

		3,539,399

Apparel — 0.0%
Hanesbrands Inc., 4.63%, 05/15/24 (Call 02/15/24)(b)	225	236,428
Tapestry Inc., 3.00%, 07/15/22 (Call 06/15/22)	205	207,737

		444,165

Auto Manufacturers — 1.2%
Allison Transmission Inc., 5.00%, 10/01/24 (Call 11/12/19)(b)	100	102,487
American Honda Finance Corp.
1.65%, 07/12/21	170	169,482
1.70%, 09/09/21	281	280,289
2.05%, 01/10/23	15	15,039
2.15%, 09/10/24	15	15,051
2.40%, 06/27/24	190	192,481
2.60%, 11/16/22	100	101,955
2.65%, 02/12/21	475	479,987
3.38%, 12/10/21	260	268,120
3.45%, 07/14/23	350	367,860
3.55%, 01/12/24	410	434,977
3.63%, 10/10/23	305	323,324
Aston Martin Capital Holdings Ltd., 6.50%, 04/15/22 (Call 12/02/19)(b)(d)	200	176,002
BCD Acquisition Inc., 9.63%, 09/15/23 (Call 12/02/19)(b)	202	208,070
BMW Finance NV, 2.40%, 08/14/24 (Call 07/14/24)(b)	200	200,866
BMW U.S. Capital LLC
1.85%, 09/15/21 (Call 08/15/21)(b)(d)	175	174,647
2.00%, 04/11/21 (Call 03/11/21)(b)	1,040	1,041,643

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
2.70%, 04/06/22 (Call 03/06/22)(b)	$215	$218,234
2.95%, 04/14/22(b)	125	127,609
3.10%, 04/12/21(b)	25	25,422
3.15%, 04/18/24 (Call 03/18/24)(b)	390	403,537
3.40%, 08/13/21(b)	165	169,166
3.45%, 04/12/23 (Call 03/12/23)(b)	290	301,983
Daimler Finance North America LLC
2.00%, 07/06/21(b)	50	49,882
2.30%, 02/12/21(b)	200	200,590
2.55%, 08/15/22(b)	165	166,341
2.70%, 06/14/24(b)	150	151,544
2.85%, 01/06/22(b)	400	405,104
3.00%, 02/22/21(b)	350	354,088
3.35%, 05/04/21(b)	500	509,345
3.40%, 02/22/22(b)	150	153,878
3.65%, 02/22/24(b)	650	681,889
3.70%, 05/04/23(b)	250	261,412
3.75%, 11/05/21(b)	175	180,700
3.88%, 09/15/21(b)	250	257,967
Fiat Chrysler Automobiles NV, 5.25%, 04/15/23	450	480,802
Ford Motor Credit Co. LLC
2.34%, 11/02/20	825	822,195
3.10%, 05/04/23	465	458,797
3.20%, 01/15/21	820	822,944
3.34%, 03/18/21	800	804,800
3.34%, 03/28/22 (Call 02/28/22)	250	251,230
3.35%, 11/01/22	210	210,809
3.81%, 01/09/24 (Call 11/09/23)	500	499,740
4.06%, 11/01/24 (Call 10/01/24)	200	200,970
4.14%, 02/15/23 (Call 01/15/23)	460	468,938
5.58%, 03/18/24 (Call 02/18/24)	415	441,792
5.60%, 01/07/22	520	546,816
5.88%, 08/02/21	793	831,294
General Motors Co., 4.88%, 10/02/23	125	134,075
General Motors Financial Co. Inc.
2.45%, 11/06/20	195	195,103
3.15%, 06/30/22 (Call 05/30/22)	630	639,954
3.20%, 07/06/21 (Call 06/06/21)	835	845,237
3.25%, 01/05/23 (Call 12/05/22)	43	43,584
3.45%, 01/14/22 (Call 12/14/21)	399	406,812
3.45%, 04/10/22 (Call 02/10/22)	223	227,476
3.55%, 07/08/22	15	15,381
3.70%, 11/24/20 (Call 10/24/20)	600	608,658
3.70%, 05/09/23 (Call 03/09/23)	615	630,879
3.95%, 04/13/24 (Call 02/13/24)	260	269,100
4.15%, 06/19/23 (Call 05/19/23)	595	620,347
4.20%, 03/01/21 (Call 02/01/21)	512	523,366
4.20%, 11/06/21	75	77,481
4.25%, 05/15/23	40	41,863
4.38%, 09/25/21	327	338,465
5.10%, 01/17/24 (Call 12/17/23)	640	690,912
Harley-Davidson Financial Services Inc.
2.55%, 06/09/22 (Call 05/09/22)(b)	135	134,889
2.85%, 01/15/21 (Call 12/15/20)(b)	100	100,410
3.35%, 02/15/23 (Call 01/15/23)(b)	83	84,715
3.55%, 05/21/21(b)	290	294,994
4.05%, 02/04/22(b)	150	155,006
Hyundai Capital America
2.45%, 06/15/21(d)(e)	500	500,195
2.85%, 11/01/22(b)	100	100,696

Security	Par (000)	Value

Auto Manufacturers (continued)
3.40%, 06/20/24(e)	$200	$204,536
3.75%, 07/08/21(e)	100	102,161
3.95%, 02/01/22(e)	305	314,177
4.13%, 06/08/23(d)(e)	300	313,950
4.30%, 02/01/24(e)	425	449,136
Hyundai Capital Services Inc.
3.00%, 03/06/22(e)	600	606,342
3.00%, 08/29/22(e)	600	607,386
3.75%, 03/05/23(e)	250	258,880
Jaguar Land Rover Automotive PLC, 5.63%, 02/01/23 (Call 12/02/19)(b)	150	150,000
Nissan Motor Acceptance Corp.
2.55%, 03/08/21(b)	250	250,723
2.60%, 09/28/22(b)	310	310,468
2.80%, 01/13/22(b)	60	60,460
3.45%, 03/15/23(b)	100	102,856
3.65%, 09/21/21(b)	135	138,147
3.88%, 09/21/23(b)	350	366,845
PACCAR Financial Corp.
1.90%, 02/07/23	75	74,996
2.05%, 11/13/20	45	45,126
2.15%, 08/15/24	260	260,952
2.30%, 08/10/22	150	151,755
2.65%, 05/10/22	200	203,830
2.80%, 03/01/21	130	131,451
2.85%, 03/01/22	60	61,234
3.10%, 05/10/21	25	25,477
3.15%, 08/09/21	155	158,754
Toyota Motor Corp.
2.16%, 07/02/22	200	201,674
2.36%, 07/02/24	110	111,848
3.18%, 07/20/21	85	86,998
3.42%, 07/20/23	180	189,634
Toyota Motor Credit Corp.
1.90%, 04/08/21	373	373,690
2.00%, 10/07/24	100	100,141
2.15%, 09/08/22	385	388,330
2.25%, 10/18/23	115	116,416
2.60%, 01/11/22	715	727,069
2.65%, 04/12/22	250	254,980
2.70%, 01/11/23	216	221,769
2.75%, 05/17/21	258	261,705
2.80%, 07/13/22	225	230,623
2.90%, 04/17/24	85	88,358
2.95%, 04/13/21	505	513,146
3.30%, 01/12/22	268	276,544
3.35%, 01/08/24	125	131,761
3.40%, 09/15/21	40	41,164
3.45%, 09/20/23	485	512,693
Volkswagen Group of America Finance LLC
2.85%, 09/26/24 (Call 08/26/24)(b)	200	202,552
4.00%, 11/12/21(b)	200	207,254
4.25%, 11/13/23(b)	700	748,580

		35,028,267

Auto Parts & Equipment — 0.1%
American Axle & Manufacturing Inc., 6.63%, 10/15/22 (Call 12/02/19)	175	176,697
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/23 (Call 12/02/19)	225	228,145
Hankook Tire & Technology Co. Ltd., 3.50%, 01/30/23(e)	200	205,792

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Parts & Equipment (continued)
Magna International Inc., 3.63%, 06/15/24 (Call 03/15/24)	$90	$94,657
Meritor Inc., 6.25%, 02/15/24 (Call 12/02/19)	125	128,338
Titan International Inc., 6.50%, 11/30/23 (Call 12/02/19)	100	83,257
Toyota Industries Corp., 3.24%, 03/16/23 (Call 02/16/23)(b)	250	257,927
Truck Hero Inc., 8.50%, 04/21/24 (Call 04/30/21)(b)(d)	100	99,506
Weichai International Hong Kong Energy Group Co. Ltd., 3.75%, (Call 09/14/22)(e)(f)(g)	400	401,932
ZF North America Capital Inc., 4.50%, 04/29/22(b)	210	215,536

		1,891,787

Banks — 10.4%
ABN AMRO Bank NV
2.65%, 01/19/21(b)	500	504,085
3.40%, 08/27/21(b)	200	204,612
4.40%, 03/27/28 (Call 03/27/23)(e)(g)	400	416,200
Abu Dhabi Commercial Bank PJSC, 4.00%, 03/13/23(e)	200	209,292
ADCB Finance Cayman Ltd., 4.50%, 03/06/23(e)	400	420,592
ADIB Capital Invest 2 Ltd., 7.13%, (Call 09/20/23)(e)(f)(g)	400	437,000
AHB Sukuk Co. Ltd., 4.38%, 09/19/23(e)	200	211,888
AIB Group PLC, 4.26%, 04/10/25 (Call 04/10/24)(b)(g)	450	473,625
AKCB Finance Ltd., 4.75%, 10/09/23(e)	400	427,788
Al Ahli Bank of Kuwait KSCP, 3.50%, 04/05/22(e)	200	203,338
Alfa Bank AO Via Alfa Bond Issuance PLC
6.95%, (Call 04/30/23)(e)(f)(g)	200	199,400
7.75%, 04/28/21(e)	200	213,338
Amber Circle Funding Ltd., 3.25%, 12/04/22(e)	1,040	1,064,825
ANZ New Zealand Int’l Ltd./London
2.75%, 01/22/21(b)	250	252,173
2.88%, 01/25/22(b)	250	254,198
3.40%, 03/19/24(b)	350	366,240
ASB Bank Ltd.
3.13%, 05/23/24(b)	200	206,342
3.75%, 06/14/23(b)	250	262,145
Australia & New Zealand Banking Group Ltd., 3.30%, 05/17/21	500	510,510
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 11/09/20	250	251,178
2.55%, 11/23/21	600	607,734
2.63%, 05/19/22	250	254,343
2.63%, 11/09/22	350	356,860
Axis Bank Ltd./Dubai, 2.88%, 06/01/21(e)	200	200,290
Azure Orbit III International Finance Ltd., 2.63%, 03/21/21(e)	200	200,154
Banco BBVA Peru SA, 5.00%, 08/26/22(b)	350	373,887
Banco Bradesco SA/Cayman Islands
5.75%, 03/01/22(e)	200	211,924
5.90%, 01/16/21(e)	500	518,040
Banco Davivienda SA, 5.88%, 07/09/22(e)	200	213,782
Banco de Bogota SA, 5.38%, 02/19/23(e)	200	213,144
Banco de Credito del Peru/Panama
6.13%, 04/24/27 (Call 04/24/22)(e)(g)	120	128,724
6.88%, 09/16/26(e)(g)	400	428,512
Banco del Estado de Chile
2.67%, 01/08/21 (Call 12/08/20)(e)	200	200,446
3.88%, 02/08/22(b)	600	621,324
Banco do Brasil SA/Cayman
3.88%, 10/10/22	200	204,476
4.75%, 03/20/24(e)	400	420,620
4.88%, 04/19/23(e)	200	210,210
5.38%, 01/15/21(e)	100	103,162
5.88%, 01/26/22(e)	200	211,416

Security	Par (000)	Value

Banks (continued)
5.88%, 01/19/23(e)	$800	$860,656
Banco Internacional del Peru SAA Interbank, 3.38%, 01/18/23 (Call 10/18/22)(e)	300	303,735
Banco Nacional de Costa Rica, 6.25%, 11/01/23(e)	240	247,846
Banco Safra SA/Cayman Islands, 4.13%, 02/08/23(d)(e)	200	205,500
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
4.13%, 11/09/22(e)	300	313,032
5.95%, 10/01/28(e)(g)	300	323,190
Banco Santander SA
2.71%, 06/27/24	320	324,602
3.13%, 02/23/23	225	229,622
3.50%, 04/11/22	400	411,224
3.85%, 04/12/23	425	443,849
Bancolombia SA, 5.13%, 09/11/22	497	523,932
Banistmo SA, 3.65%, 09/19/22(e)	400	405,104
Bank Mandiri Persero Tbk PT, 3.75%, 04/11/24(e)	200	206,824
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	650	649,922
2.46%, 10/22/25 (Call 10/22/24)(g)	500	502,730
2.50%, 10/21/22 (Call 10/21/21)	1,325	1,337,203
2.63%, 04/19/21	905	914,665
2.74%, 01/23/22 (Call 01/23/21)(g)	435	438,219
2.82%, 07/21/23 (Call 07/21/22)(g)	125	126,989
2.88%, 04/24/23 (Call 04/24/22)(g)	695	706,718
3.00%, 12/20/23 (Call 12/20/22)(g)	1,898	1,942,451
3.12%, 01/20/23 (Call 01/20/22)(g)	635	647,986
3.30%, 01/11/23	790	818,432
3.46%, 03/15/25 (Call 03/15/24)(g)	575	601,847
3.50%, 05/17/22 (Call 05/17/21)(g)	212	216,475
3.55%, 03/05/24 (Call 03/05/23)(g)	1,110	1,156,798
3.86%, 07/23/24 (Call 07/23/23)(g)	1,000	1,055,470
4.00%, 04/01/24	294	315,603
4.10%, 07/24/23	575	614,382
4.13%, 01/22/24	721	775,998
4.20%, 08/26/24	500	538,335
5.00%, 05/13/21	620	647,677
5.70%, 01/24/22	825	892,823
Bank of Baroda/London, 3.88%, 04/04/24(e)	400	412,980
Bank of China Hong Kong Ltd., 5.90%, (Call 09/14/23)(b)(f)(g)	400	429,000
Bank of China Ltd./Hong Kong, 2.85%, 03/08/21, (3 mo. LIBOR US + 0.75%)(a)(e)	400	400,592
Bank of China Ltd./Luxembourg, 2.25%, 07/12/21(e)	200	199,604
Bank of China Ltd./Macau, 2.88%, 04/20/22(e)	400	405,148
Bank of China Ltd./Paris, 3.03%, 11/22/22, (3 mo. LIBOR US + 0.88%)(a)(e)	1,000	1,005,440
Bank of China Ltd./Singapore, 2.85%, 04/17/23, (3 mo. LIBOR US + 0.85%)(a)(e)	900	903,366
Bank of Communications Co. Ltd./Hong Kong
2.94%, 03/21/22, (3 mo. LIBOR US + 0.780%)(a)(e)	400	400,536
2.97%, 05/17/23, (3 mo. LIBOR US + 0.85%)(a)(e)	200	200,322
3.03%, 12/04/22, (3 mo. LIBOR US + 0.9%)(a)(e)	400	401,776
Bank of Ireland Group PLC, 4.50%, 11/25/23(b)	200	212,160
Bank of Montreal
1.90%, 08/27/21	1,645	1,647,961
2.05%, 11/01/22	260	260,291
2.35%, 09/11/22	350	354,662
2.50%, 06/28/24	326	330,349
2.55%, 11/06/22 (Call 10/06/22)	179	182,247

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.90%, 03/26/22	$480	$489,768
4.80%, (Call 08/25/24)(d)(f)(g)	200	203,264
Series D, 3.10%, 04/13/21	90	91,661
Series E, 3.30%, 02/05/24	575	600,685
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	930	932,288
2.20%, 08/16/23 (Call 06/16/23)	350	351,998
2.45%, 11/27/20 (Call 10/27/20)	340	341,921
2.50%, 04/15/21 (Call 03/15/21)	260	262,244
2.60%, 02/07/22 (Call 01/07/22)	300	304,425
2.66%, 05/16/23 (Call 05/16/22)(g)	361	365,902
2.95%, 01/29/23 (Call 12/29/22)	425	437,741
3.25%, 09/11/24 (Call 08/11/24)	250	263,670
3.45%, 08/11/23	107	112,518
3.50%, 04/28/23	125	131,269
3.55%, 09/23/21 (Call 08/23/21)	303	312,363
4.15%, 02/01/21	50	51,365
Bank of New Zealand, 3.50%, 02/20/24(b)	250	262,295
Bank of Nova Scotia (The)
1.85%, 04/14/20	30	29,987
1.88%, 04/26/21	30	30,025
2.00%, 11/15/22	100	99,821
2.45%, 03/22/21	35	35,289
2.45%, 09/19/22	430	436,381
2.50%, 01/08/21	450	453,330
2.70%, 03/07/22	580	590,289
2.80%, 07/21/21	178	180,709
3.13%, 04/20/21	775	788,965
3.40%, 02/11/24	1,120	1,174,914
4.38%, 01/13/21	50	51,472
4.65%, (Call 10/12/22)(f)(g)	250	248,588
Bank of the Philippine Islands, 4.25%, 09/04/23(e)	200	212,158
Bank Rakyat Indonesia Persero Tbk PT, 3.95%, 03/28/24(e)	400	418,168
Banque Federative du Credit Mutuel SA
2.50%, 04/13/21(b)	200	201,532
2.70%, 07/20/22(b)	200	203,182
3.75%, 07/20/23(b)	250	263,420
Barclays Bank PLC
2.65%, 01/11/21 (Call 12/11/20)	1,175	1,184,036
10.18%, 06/12/21(b)	600	671,418
Barclays PLC
3.20%, 08/10/21	650	660,361
3.25%, 01/12/21	525	530,964
3.68%, 01/10/23 (Call 01/10/22)	200	204,470
3.93%, 05/07/25 (Call 05/07/24)(g)	450	469,575
4.34%, 05/16/24 (Call 05/16/23)(g)	525	552,457
4.61%, 02/15/23 (Call 02/15/22)(g)	500	522,250
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)	492	492,787
2.15%, 02/01/21 (Call 01/01/21)	250	250,778
2.20%, 03/16/23 (Call 02/13/23)	200	200,928
2.50%, 08/01/24 (Call 07/01/24)	325	329,300
2.75%, 04/01/22 (Call 03/01/22)	410	416,974
3.05%, 06/20/22 (Call 05/20/22)	435	446,001
3.20%, 09/03/21 (Call 08/03/21)	145	148,102
3.75%, 12/06/23 (Call 11/06/23)	325	344,877
BBVA Bancomer SA/Texas, 6.50%, 03/10/21(d)(e)	698	732,300
BBVA USA
2.50%, 08/27/24 (Call 07/27/24)	45	45,026
2.88%, 06/29/22 (Call 05/29/22)	250	253,880

Security	Par (000)	Value

Banks (continued)
3.50%, 06/11/21 (Call 05/11/21)	$250	$254,675
BNG Bank NV
2.13%, 12/14/20(b)	500	502,025
2.38%, 02/01/22(b)	700	710,801
2.50%, 02/16/21(b)	250	252,385
2.50%, 01/23/23(b)	500	513,125
2.63%, 02/27/24(b)	1,000	1,039,220
3.00%, 09/20/23(b)	500	525,105
BNP Paribas SA
3.25%, 03/03/23	420	439,068
3.50%, 03/01/23(b)	525	544,231
4.71%, 01/10/25 (Call 01/10/24)(b)(g)	700	758,898
5.00%, 01/15/21	460	476,864
BNZ International Funding Ltd./London
2.65%, 11/03/22(b)	250	253,018
3.38%, 03/01/23(b)	500	517,570
BPCE SA
2.75%, 12/02/21	275	279,100
2.75%, 01/11/23(b)	750	764,092
3.00%, 05/22/22(b)	250	254,555
4.00%, 09/12/23(b)	250	264,530
4.00%, 04/15/24	500	538,285
5.70%, 10/22/23(b)	500	554,950
Branch Banking & Trust Co., 2.64%, 09/17/29 (Call 09/17/24)(g)	500	497,825
Caixa Economica Federal, 3.50%, 11/07/22(d)(e)	200	201,992
Canadian Imperial Bank of Commerce
2.55%, 06/16/22	525	533,395
2.61%, 07/22/23 (Call 07/22/22)(g)	520	524,794
2.70%, 02/02/21	525	530,234
3.10%, 04/02/24	500	517,705
3.50%, 09/13/23	250	263,550
Canara Bank/London, 3.88%, 03/28/24(e)	400	413,124
Capital One N.A.
2.25%, 09/13/21 (Call 08/13/21)	600	602,124
2.65%, 08/08/22 (Call 07/08/22)	250	253,295
CBQ Finance Ltd.
3.25%, 06/13/21(e)	200	201,406
5.00%, 05/24/23(e)	200	214,152
China CITIC Bank Corp. Ltd.
3.02%, 12/14/20, (3 mo. LIBOR US + 0.9%)(a)(e)	300	300,276
3.12%, 12/14/22, (3 mo. LIBOR US + 1.000%)(a)(e)	800	801,152
China CITIC Bank International Ltd., 4.63%, 02/28/29 (Call 02/28/24)(e)(g)	250	261,005
China Construction Bank Corp., 4.25%, 02/27/29 (Call 02/27/24)(e)(g)	500	525,840
China Construction Bank Corp./Hong Kong
2.83%, 06/08/21, (3 mo. LIBOR US + 0.730%)(a)(e)	200	200,228
2.88%, 09/24/21, (3 mo. LIBOR US + 0.750%)(a)(e)	200	200,422
China Development Bank
2.13%, 06/01/21 (e)	400	399,664
2.63%, 01/24/22(e)	1,000	1,009,820
China Development Bank Corp./Hong Kong, 1.88%, 11/03/21(e)	200	198,820
China Merchants Bank Co. Ltd./London, 2.90%, 06/19/22, (3 mo. LIBOR US + 0.740%)(a)(e)	400	400,224
CIMB Bank Bhd, 3.26%, 03/15/22(e)	400	407,708
CIT Group Inc.
4.13%, 03/09/21 (Call 02/09/21)	150	153,276
4.75%, 02/16/24 (Call 11/16/23)	125	133,479

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.00%, 08/15/22	$325	$345,865
5.00%, 08/01/23	225	242,438
Citibank N.A.
2.84%, 05/20/22 (Call 05/20/21)(g)	1,000	1,011,970
3.65%, 01/23/24 (Call 12/23/23)	1,180	1,252,782
CITIC Ltd.
2.80%, 12/14/21(e)	200	200,334
6.80%, 01/17/23(e)	500	560,735
Citigroup Inc.
2.31%, 11/04/22 (Call 11/04/21)(g)	300	300,789
2.35%, 08/02/21	465	467,869
2.70%, 03/30/21	985	994,643
2.70%, 10/27/22 (Call 09/27/22)	35	35,580
2.75%, 04/25/22 (Call 03/25/22)	770	781,912
2.88%, 07/24/23 (Call 07/24/22)(g)	1,382	1,406,130
2.90%, 12/08/21 (Call 11/08/21)	485	493,541
3.14%, 01/24/23 (Call 01/24/22)(g)	1,225	1,250,345
3.35%, 04/24/25 (Call 04/24/24)(g)	500	519,965
3.75%, 06/16/24	75	79,688
3.88%, 10/25/23	135	143,297
4.04%, 06/01/24 (Call 06/01/23)(g)	25	26,498
4.05%, 07/30/22	575	603,922
4.50%, 01/14/22	784	824,964
Citizens Bank N.A./Providence RI, 2.55%, 05/13/21 (Call 04/13/21)	500	504,005
Citizens Financial Group Inc., 2.38%, 07/28/21 (Call 06/28/21)	91	91,319
Comerica Bank, 2.50%, 07/23/24	250	253,690
Comerica Inc., 3.70%, 07/31/23 (Call 06/30/23)	317	334,368
Commerzbank AG, 8.13%, 09/19/23(b)	275	320,867
Commonwealth Bank of Australia
2.00%, 09/06/21(b)	400	400,640
2.50%, 09/18/22(b)	550	558,019
2.75%, 03/10/22(b)	445	453,246
3.45%, 03/16/23(b)	160	167,136
Cooperatieve Rabobank UA
2.63%, 07/22/24(b)	275	279,485
3.88%, 02/08/22	595	619,562
3.88%, 09/26/23(b)	550	583,286
3.95%, 11/09/22	525	548,200
4.50%, 01/11/21	75	77,261
Cooperatieve Rabobank UA/NY
2.50%, 01/19/21	750	755,445
2.75%, 01/10/22	425	432,059
2.75%, 01/10/23	650	663,591
3.13%, 04/26/21	250	254,515
Credit Agricole SA/London
3.38%, 01/10/22(b)	250	256,020
3.75%, 04/24/23(b)	280	292,905
Credit Suisse AG/New York NY, 3.00%, 10/29/21	325	331,152
Credit Suisse Group AG
2.59%, 09/11/25 (Call 09/11/24)(b)(g)	500	498,160
3.00%, 12/14/23 (Call 12/14/22)(b)(g)	250	253,848
3.57%, 01/09/23 (Call 01/09/22)(b)	415	425,292
4.21%, 06/12/24 (Call 06/12/23)(b)(g)	500	528,115
Credit Suisse Group Funding Guernsey Ltd.
3.13%, 12/10/20	950	960,364
3.80%, 09/15/22	500	520,775
3.80%, 06/09/23	300	314,214

Security	Par (000)	Value

Banks (continued)
Danske Bank A/S
2.70%, 03/02/22(b)	$250	$251,973
3.88%, 09/12/23(b)	250	260,487
5.00%, 01/12/22(b)	700	737,604
5.38%, 01/12/24(b)	500	551,430
Danske Bank AS, 3.00%, 09/20/22 (Call 09/20/21)(b)(g)	200	201,836
DBS Group Holdings Ltd.
3.60%, (Call 09/07/21)(e)(f)(g)	200	201,220
4.52%, 12/11/28 (Call 12/11/23)(b)(g)	200	213,102
Deutsche Bank AG
3.13%, 01/13/21	425	426,972
3.38%, 05/12/21	600	605,256
4.30%, 05/24/28 (Call 05/24/23)(g)	400	379,196
Deutsche Bank AG/London, 3.70%, 05/30/24	250	252,655
Deutsche Bank AG/New York NY
3.15%, 01/22/21	448	449,774
3.30%, 11/16/22	350	351,116
3.95%, 02/27/23	400	408,860
4.25%, 02/04/21	205	208,370
4.25%, 10/14/21	410	419,762
Series D, 5.00%, 02/14/22	600	625,716
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22(e)	200	206,668
Dexia Credit Local SA
1.63%, 10/16/24(b)	1,000	989,290
2.38%, 09/20/22(b)	1,500	1,522,470
DIB Sukuk Ltd., 3.66%, 02/14/22(e)	600	612,618
Discover Bank
2.45%, 09/12/24 (Call 08/12/24)	275	275,789
3.20%, 08/09/21 (Call 07/09/21)	250	254,198
3.35%, 02/06/23 (Call 01/06/23)	250	258,012
4.68%, 08/09/28 (Call 08/09/23)(g)	300	314,361
DNB Bank ASA, 2.38%, 06/02/21(b)	200	200,856
EIB Sukuk Co. Ltd., 3.54%, 05/31/21(e)	200	202,658
Emirates Development Bank PJSC, 3.52%, 03/06/24(e)	200	206,782
Fab Sukuk Co. Ltd., 3.88%, 01/22/24(e)	400	422,324
Fifth Third Bancorp.
2.60%, 06/15/22 (Call 05/15/22)	445	450,420
3.50%, 03/15/22 (Call 02/15/22)	355	366,523
3.65%, 01/25/24 (Call 12/25/23)	510	538,381
4.30%, 01/16/24 (Call 12/16/23)	20	21,576
Fifth Third Bank/Cincinnati OH
2.88%, 10/01/21 (Call 09/01/21)	250	254,115
3.35%, 07/26/21 (Call 06/26/21)	200	204,514
First Abu Dhabi Bank PJSC
2.95%, 04/16/22, (3 mo. LIBOR US + 0.950%)(a)(e)	400	402,932
3.00%, 03/30/22(e)	200	203,510
First Republic Bank/CA, 2.50%, 06/06/22 (Call 05/06/22)	300	303,438
FirstRand Bank Ltd., 6.25%, 04/23/28 (Call 04/23/23)(e)(g)	400	424,348
Freedom Mortgage Corp., 10.75%, 04/01/24 (Call 04/01/21)(b)	75	75,119
Global Bank Corp., 4.50%, 10/20/21(e)	200	206,154
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)	900	903,087
2.60%, 12/27/20 (Call 12/27/19)	345	345,355
2.63%, 04/25/21 (Call 03/25/21)	750	756,787
2.88%, 02/25/21 (Call 01/25/21)	320	323,293
2.88%, 10/31/22 (Call 10/31/21)(g)	859	871,069
2.91%, 06/05/23 (Call 06/05/22)(g)	830	843,122
2.91%, 07/24/23 (Call 07/24/22)(g)	940	955,096
3.00%, 04/26/22 (Call 04/26/21)	1,063	1,077,021

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.20%, 02/23/23 (Call 01/23/23)	$725	$747,352
3.63%, 01/22/23	385	402,829
3.63%, 02/20/24 (Call 01/20/24)	575	604,733
4.00%, 03/03/24	875	934,946
5.25%, 07/27/21	1,235	1,302,295
5.75%, 01/24/22	931	1,003,758
Halyk Savings Bank of Kazakhstan JSC, 7.25%, 01/28/21(e)	200	210,204
HSBC Holdings PLC
2.65%, 01/05/22	1,175	1,187,702
2.95%, 05/25/21	325	329,248
3.03%, 11/22/23 (Call 11/22/22)(g)	400	408,500
3.26%, 03/13/23 (Call 03/13/22)(g)	900	920,043
3.40%, 03/08/21	900	915,777
3.60%, 05/25/23	275	287,356
3.80%, 03/11/25 (Call 03/11/24)(g)	500	525,375
3.95%, 05/18/24 (Call 05/18/23)(g)	410	430,684
4.00%, 03/30/22	650	679,757
4.25%, 03/14/24	750	795,930
5.10%, 04/05/21	718	748,343
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)	479	481,999
2.63%, 08/06/24 (Call 07/06/24)	253	256,524
3.15%, 03/14/21 (Call 02/14/21)	70	71,002
Huntington National Bank (The)
2.50%, 08/07/22 (Call 07/07/22)	275	278,591
3.13%, 04/01/22 (Call 03/01/22)	25	25,654
3.25%, 05/14/21 (Call 04/14/21)	250	254,708
ICICI Bank Ltd./Dubai, 3.25%, 09/09/22(e)	400	404,784
Industrial & Commercial Bank of China (Asia) Ltd., 5.13%, 11/30/20(e)	200	205,310
Industrial & Commercial Bank of China Ltd., 2.50%, 06/16/21(e)	200	200,314
Industrial & Commercial Bank of China Ltd./Hong Kong
2.79%, 09/16/22, (3 mo. LIBOR US + 0.670%)(a)(e)	400	399,976
2.88%, 02/21/22(e)	400	404,100
3.12%, 02/21/22, (3 mo. LIBOR US + 0.965%)(a)(e)	200	201,266
Industrial & Commercial Bank of China Ltd./London
2.79%, 10/25/23, (3 mo. LIBOR US + 0.850%)(a)(e)	400	401,216
2.85%, 06/14/21, (3 mo. LIBOR US + 0.730%)(a)(e)	200	200,274
Industrial & Commercial Bank of China Ltd./Luxembourg, 2.86%, 06/11/22, (3 mo. LIBOR US + 0.720%)(a)(e)	400	400,372
Industrial & Commercial Bank of China Ltd./New York NY, 2.96%, 11/08/22	250	253,818
Industrial & Commercial Bank of China Ltd./Singapore
2.66%, 04/25/22, (3 mo. LIBOR US + 0.720%)(a)(e)	400	400,276
2.85%, 04/16/23, (3 mo. LIBOR US + 0.85%)(a)(e)	300	300,906
2.89%, 04/24/22, (3 mo. LIBOR US + 0.950%)(a)(e)	797	802,165
Industrial & Commercial Bank of China Macau Ltd., 2.88%, 09/12/29 (Call 09/12/24)(e)(g)	500	497,110
Industrial Bank Co. Ltd./Hong Kong, 2.99%, 11/20/21, (3 mo. LIBOR US + 0.85%)(a)(e)	200	200,082
Industrial Bank of Korea, 2.87%, 08/02/21,
(3 mo. LIBOR US + 0.600%)(a)(e)	200	200,732
Industrial Senior Trust, 5.50%, 11/01/22(e)	100	104,456
ING Bank NV, 2.75%, 03/22/21(b)(d)	250	252,870
ING Groep NV
3.15%, 03/29/22	425	435,004
3.55%, 04/09/24	555	581,812
4.10%, 10/02/23	625	666,712

Security	Par (000)	Value

Banks (continued)
4.70%, 03/22/28 (Call 03/22/23)(e)(g)	$400	$420,080
Intesa Sanpaolo SpA
3.13%, 07/14/22(b)	250	251,648
3.38%, 01/12/23(b)	200	202,744
5.02%, 06/26/24(b)	400	416,908
5.25%, 01/12/24	250	269,142
6.50%, 02/24/21(b)	100	104,910
Series XR, 3.25%, 09/23/24(b)	200	200,736
Itau Unibanco Holding SA/Cayman Islands
5.13%, 05/13/23(e)	200	212,138
5.50%, 08/06/22(d)(e)	600	635,868
5.75%, 01/22/21(d)(e)	485	501,568
6.20%, 12/21/21(e)	500	530,975
JPMorgan Chase & Co.
2.30%, 08/15/21 (Call 08/15/20)	1,539	1,542,617
2.30%, 10/15/25 (Call 10/15/24)(g)	1,000	997,930
2.40%, 06/07/21 (Call 05/07/21)	302	304,129
2.55%, 03/01/21 (Call 02/01/21)	700	705,691
2.70%, 05/18/23 (Call 03/18/23)	1,040	1,060,509
2.78%, 04/25/23 (Call 04/25/22)(g)	509	516,574
2.97%, 01/15/23 (Call 01/15/22)	55	56,031
3.20%, 01/25/23	1,575	1,632,015
3.25%, 09/23/22	1,110	1,148,783
3.38%, 05/01/23	694	722,627
3.51%, 06/18/22 (Call 06/18/21)(g)	275	281,017
3.56%, 04/23/24 (Call 04/23/23)(g)	813	848,983
3.63%, 05/13/24	80	85,045
3.80%, 07/23/24 (Call 07/23/23)(g)	680	718,828
3.88%, 02/01/24	175	187,150
3.88%, 09/10/24	500	533,995
4.02%, 12/05/24 (Call 12/05/23)(g)	150	160,172
4.35%, 08/15/21	723	753,576
4.50%, 01/24/22	1,615	1,701,693
4.63%, 05/10/21	540	561,487
Kasikornbank PCL/Hong Kong, 2.38%, 04/06/22(e)	400	399,468
KEB Hana Bank, 3.50%, 01/30/24(e)	200	209,078
KeyBank N.A./Cleveland OH
2.40%, 06/09/22	250	252,358
3.38%, 03/07/23	250	260,532
KeyCorp., 5.10%, 03/24/21	384	399,898
KfW
1.38%, 08/05/24	75	74,205
1.50%, 06/15/21	1,625	1,621,197
1.63%, 03/15/21	990	989,594
1.75%, 09/15/21	25	25,061
1.75%, 08/22/22	25	25,106
1.88%, 11/30/20	750	751,417
1.88%, 12/15/20	300	300,600
2.00%, 11/30/21	1,275	1,285,162
2.00%, 09/29/22	140	141,625
2.00%, 10/04/22	1,235	1,249,326
2.13%, 03/07/22	2,143	2,168,502
2.13%, 06/15/22	923	935,544
2.13%, 01/17/23	1,195	1,214,682
2.38%, 08/25/21	218	220,904
2.38%, 12/29/22	2,451	2,509,603
2.50%, 02/15/22	525	535,484
2.63%, 04/12/21	1,100	1,115,136
2.63%, 01/25/22	820	838,196
2.63%, 02/28/24	2,150	2,241,289

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.88%, 05/05/22(e)	$500	$515,570
Kookmin Bank
2.25%, 02/03/21(e)	300	300,276
3.63%, 10/23/21(e)	200	205,576
Korea Development Bank (The)
2.84%, 02/27/22, (3 mo. LIBOR US + 0.705%)(a)	300	301,908
3.00%, 09/14/22	820	842,263
4.63%, 11/16/21	450	473,517
Landeskreditbank Baden-Wuerttemberg Foerderbank
1.38%, 07/21/21(e)	500	497,430
2.00%, 07/23/24(e)	500	507,710
Landwirtschaftliche Rentenbank
1.88%, 04/17/23(e)	75	75,690
2.25%, 10/01/21	220	222,512
2.38%, 03/24/21(e)	500	504,635
2.38%, 01/23/24(e)	250	257,690
3.13%, 11/14/23	370	391,852
Series 36, 2.00%, 12/06/21	660	664,970
Lloyds Bank PLC
2.25%, 08/14/22	758	761,835
3.30%, 05/07/21	200	203,534
Lloyds Banking Group PLC
2.86%, 03/17/23 (Call 03/17/22)(g)	400	404,208
2.91%, 11/07/23 (Call 11/07/22)(g)	985	998,731
3.00%, 01/11/22	325	330,375
3.10%, 07/06/21	300	304,761
3.90%, 03/12/24	265	279,999
4.05%, 08/16/23	200	211,850
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	225	237,335
Macquarie Group Ltd.
3.19%, 11/28/23 (Call 11/28/22)(b)(g)	430	439,679
4.15%, 03/27/24 (Call 03/27/23)(b)(g)	200	211,010
Malayan Banking Bhd, 3.91%, 10/29/26 (Call 10/29/21)(e)(g)	200	204,188
Manufacturers & Traders Trust Co., 2.63%, 01/25/21 (Call 12/25/20)	750	755,670
Mashreqbank PSC, 4.25%, 02/26/24(e)	200	210,244
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	275	275,291
2.62%, 07/18/22	200	202,364
2.67%, 07/25/22	1,642	1,663,789
2.80%, 07/18/24	200	204,326
2.95%, 03/01/21	684	691,203
3.00%, 02/22/22	222	226,280
3.22%, 03/07/22	20	20,490
3.41%, 03/07/24	563	588,301
3.46%, 03/02/23	625	648,769
3.54%, 07/26/21	435	445,022
3.76%, 07/26/23	985	1,037,954
Mizuho Financial Group Inc.
2.27%, 09/13/21	250	250,773
2.56%, 09/13/25 (Call 09/13/24)(g)	200	200,048
2.60%, 09/11/22	267	269,913
2.63%, 04/12/21(b)	510	513,340
2.72%, 07/16/23 (Call 07/16/22)(g)	210	212,274
2.84%, 07/16/25 (Call 07/16/24)(g)	200	202,546
2.95%, 02/28/22	600	610,284
3.55%, 03/05/23	500	520,260
3.92%, 09/11/24 (Call 09/11/23)(g)	1,000	1,053,470
Morgan Stanley 2.50%, 04/21/21	1,090	1,097,935

Security	Par (000)	Value

Banks (continued)
2.63%, 11/17/21	$935	$945,435
2.72%, 07/22/25 (Call 07/22/24)(g)	592	600,856
2.75%, 05/19/22	1,231	1,249,822
3.13%, 01/23/23	1,274	1,312,016
3.70%, 10/23/24	500	532,035
3.74%, 04/24/24 (Call 04/24/23)(g)	155	162,428
3.75%, 02/25/23	580	609,632
4.10%, 05/22/23	550	582,510
4.88%, 11/01/22	510	547,694
5.50%, 07/28/21	360	380,938
5.75%, 01/25/21	400	418,040
Series F, 3.88%, 04/29/24	650	693,134
MUFG Union Bank N.A., 3.15%, 04/01/22 (Call 03/01/22)	250	256,390
National Australia Bank Ltd., 3.45%, 12/04/23(b)	250	265,402
National Australia Bank Ltd./New York
1.88%, 07/12/21	250	249,938
2.50%, 01/12/21	250	251,783
2.50%, 05/22/22	325	329,488
2.80%, 01/10/22	250	254,650
3.63%, 06/20/23	500	527,030
National Bank of Canada, 2.15%, 10/07/22(b)	400	400,484
National Bank of Oman SAOG, 5.63%, 09/25/23(e)	200	206,830
NBK SPC Ltd., 2.75%, 05/30/22(e)	200	201,932
Nederlandse Waterschapsbank NV, 2.13%, 11/15/21(b)	200	201,792
NongHyup Bank, 1.88%, 09/12/21(e)	600	596,760
Nordea Bank AB, 4.88%, 01/14/21(b)	200	206,646
Nordea Bank Abp
2.25%, 05/27/21(b)	350	351,792
3.75%, 08/30/23(b)	250	262,337
4.88%, 05/13/21(b)	260	269,441
Northern Trust Corp.
2.38%, 08/02/22	100	101,290
3.38%, 08/23/21	150	153,912
NRW Bank
1.50%, 08/23/21(e)	500	498,280
2.25%, 05/31/23(e)	200	204,134
Oesterreichische Kontrollbank AG
1.88%, 01/20/21	1,850	1,853,034
2.38%, 10/01/21	215	217,829
2.88%, 03/13/23	85	88,423
3.13%, 11/07/23	25	26,442
Philippine National Bank, 3.28%, 09/27/24(e)	200	203,152
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)	260	260,980
2.50%, 01/22/21 (Call 12/23/20)	250	251,775
2.63%, 02/17/22 (Call 01/18/22)	892	905,273
2.70%, 11/01/22 (Call 10/01/22)	600	610,338
3.50%, 06/08/23 (Call 05/09/23)	500	524,290
PNC Financial Services Group Inc. (The)
3.50%, 01/23/24 (Call 12/23/23)	550	581,179
3.90%, 04/29/24 (Call 03/29/24)	30	32,129
Popular Inc., 6.13%, (Call 08/14/23)	100	107,612
QIB Sukuk Ltd., 3.98%, 03/26/24(e)	600	627,276
QNB Finance Ltd.
2.13%, 09/07/21(e)	200	198,760
3.27%, 05/02/22, (3 mo. LIBOR US + 1.000%)(a)(e)	400	400,352
3.47%, 05/31/21, (3 mo. LIBOR US + 1.350%)(a)(e)	400	402,564
3.50%, 03/28/24(e)	400	413,956
QNB Finansbank AS, 4.88%, 05/19/22(e)	400	399,368
Rakfunding Cayman Ltd., 4.13%, 04/09/24(e)	200	209,056

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Regions Bank/Birmingham AL, 2.75%, 04/01/21 (Call 03/01/21)	$250	$252,198
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)	245	249,604
3.20%, 02/08/21 (Call 01/08/21)	325	329,251
3.80%, 08/14/23 (Call 07/14/23)	256	270,907
Rizal Commercial Banking Corp.
3.00%, 09/11/24(e)	400	395,324
4.13%, 03/16/23(e)	200	206,998
Royal Bank of Canada
2.25%, 11/01/24	200	200,366
2.30%, 03/22/21	90	90,581
2.50%, 01/19/21	315	317,325
2.55%, 07/16/24	380	386,122
2.75%, 02/01/22	155	158,050
2.80%, 04/29/22	610	622,432
3.20%, 04/30/21	1,060	1,080,712
3.35%, 10/22/21(b)	200	205,922
3.70%, 10/05/23	560	593,443
Royal Bank of Scotland Group PLC
3.50%, 05/15/23 (Call 05/15/22)(g)	740	756,058
3.88%, 09/12/23	1,250	1,305,000
4.52%, 06/25/24 (Call 06/25/23)(g)	500	530,275
5.13%, 05/28/24	700	756,014
6.00%, 12/19/23	561	622,418
6.10%, 06/10/23	110	121,074
6.13%, 12/15/22	672	732,729
Santander Holdings USA Inc.
3.40%, 01/18/23 (Call 12/18/22)	255	261,092
3.70%, 03/28/22 (Call 02/28/22)	840	863,192
4.45%, 12/03/21 (Call 11/03/21)	326	339,549
Santander UK Group Holdings PLC
2.88%, 08/05/21	225	227,538
3.13%, 01/08/21	435	439,859
3.37%, 01/05/24 (Call 01/05/23)(g)	225	229,597
3.57%, 01/10/23 (Call 01/10/22)	225	229,698
4.80%, 11/15/24 (Call 11/15/23)(g)	500	538,905
Santander UK PLC
2.88%, 06/18/24	250	254,875
3.40%, 06/01/21	300	306,240
3.75%, 11/15/21	235	242,558
4.00%, 03/13/24	425	455,430
5.00%, 11/07/23(b)	410	442,427
Sberbank of Russia Via SB Capital SA, 5.13%, 10/29/22(e)	1,000	1,054,200
Shinhan Bank Co. Ltd., 3.88%, 12/07/26 (Call 12/07/21)(e)(g)	400	409,000
Siam Commercial Bank PCL/Cayman Islands
2.75%, 05/16/23(e)	200	202,016
3.90%, 02/11/24(e)	400	422,392
SIB Sukuk Co. III Ltd., 3.08%, 09/08/21(e)	250	251,733
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21	250	249,625
2.63%, 11/17/20(b)	500	502,895
3.25%, 05/17/21(b)	500	509,455
Skysea International Capital Management Ltd., 4.88%, 12/07/21(e)	400	419,296
Societe Generale SA
2.50%, 04/08/21(b)	200	201,234
2.63%, 10/16/24(b)	500	497,485
3.88%, 03/28/24(b)	375	393,570

Security	Par (000)	Value

Banks (continued)
4.25%, 09/14/23(b)	$700	$743,491
5.20%, 04/15/21(b)	300	313,263
Standard Chartered PLC
3.05%, 01/15/21(b)	710	715,992
3.89%, 03/15/24 (Call 03/15/23)(b)(g)	450	467,617
3.95%, 01/11/23(b)	500	516,265
4.25%, 01/20/23 (Call 01/20/22)(b)(g)	500	518,540
5.20%, 01/26/24(b)	250	270,902
5.70%, 01/25/22(e)	250	265,515
State Bank of India/London
3.25%, 01/24/22(e)	240	243,050
4.38%, 01/24/24(e)	400	423,796
4.50%, 09/28/23(e)	200	212,348
State Street Corp.
1.95%, 05/19/21	354	354,481
2.65%, 05/15/23 (Call 05/15/22)(g)	700	711,207
3.70%, 11/20/23	125	133,233
4.38%, 03/07/21	102	105,506
Sumitomo Mitsui Banking Corp.
3.20%, 07/18/22	500	513,895
3.40%, 07/11/24	500	524,585
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	795	794,531
2.44%, 10/19/21	300	301,743
2.45%, 09/27/24	200	200,692
2.70%, 07/16/24	525	532,586
2.78%, 07/12/22	762	774,817
2.78%, 10/18/22	515	524,363
2.85%, 01/11/22	324	329,152
2.93%, 03/09/21	528	533,914
3.10%, 01/17/23	555	569,913
3.75%, 07/19/23	525	552,646
3.94%, 10/16/23	200	212,530
Suncorp-Metway Ltd.
2.38%, 11/09/20(b)	250	250,498
3.30%, 04/15/24(b)	300	309,240
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	635	641,648
3.00%, 02/02/23 (Call 01/02/23)	25	25,660
3.20%, 04/01/24 (Call 03/01/24)	150	156,528
3.50%, 08/02/22 (Call 08/02/21)(g)	225	230,139
SunTrust Banks Inc.
2.70%, 01/27/22 (Call 12/27/21)	540	547,150
2.90%, 03/03/21 (Call 02/03/21)	675	682,472
Svenska Handelsbanken AB
1.88%, 09/07/21	250	249,850
1.95%, 09/08/20	150	150,080
3.35%, 05/24/21	415	423,599
3.90%, 11/20/23	250	267,345
Swedbank AB, 2.65%, 03/10/21(b)	250	251,348
Synchrony Bank
3.00%, 06/15/22 (Call 05/15/22)	375	380,640
3.65%, 05/24/21 (Call 04/24/21)	260	264,852
Synovus Financial Corp., 3.13%, 11/01/22 (Call 10/01/22)	320	324,221
TC Ziraat Bankasi AS
4.75%, 04/29/21(e)	400	396,936
5.13%, 05/03/22(e)	400	390,372
Toronto-Dominion Bank (The)
1.80%, 07/13/21	576	575,562
1.90%, 12/01/22	365	364,007

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.13%, 04/07/21	$320	$321,283
2.50%, 12/14/20	393	395,944
2.55%, 01/25/21	410	413,423
2.65%, 06/12/24	500	511,580
3.25%, 06/11/21	185	189,016
3.25%, 03/11/24	550	576,295
3.50%, 07/19/23	610	644,203
Turkiye Garanti Bankasi AS, 6.13%, 05/24/27 (Call 05/24/22)(e)(g)	600	540,000
Turkiye Halk Bankasi AS, 5.00%, 07/13/21(e)	200	185,618
Turkiye Is Bankasi AS
5.38%, 10/06/21(e)	200	200,198
5.50%, 04/21/22(e)	400	398,256
6.13%, 04/25/24(e)	400	390,020
7.00%, 06/29/28 (Call 06/29/23)(e)(g)	200	184,000
Turkiye Vakiflar Bankasi TAO
5.75%, 01/30/23(e)	200	193,650
6.00%, 11/01/22(e)	200	192,818
8.13%, 03/28/24(e)	200	206,160
U.S. Bancorp.
2.35%, 01/29/21 (Call 12/29/20)	277	278,776
2.40%, 07/30/24 (Call 06/28/24)	367	373,239
2.95%, 07/15/22 (Call 06/15/22)	445	456,534
3.00%, 03/15/22 (Call 02/15/22)	293	300,211
3.38%, 02/05/24 (Call 01/05/24)	790	832,447
4.13%, 05/24/21 (Call 04/23/21)	137	141,340
Series V, 2.63%, 01/24/22 (Call 12/23/21)	680	690,506
U.S. Bank N.A./Cincinnati OH
2.85%, 01/23/23 (Call 12/23/22)	250	257,215
3.00%, 02/04/21 (Call 01/04/21)	325	329,371
UBS AG/London, 2.45%, 12/01/20 (Call 11/01/20)(b)	300	301,545
UBS Group AG
2.65%, 02/01/22(b)	250	252,650
2.86%, 08/15/23 (Call 08/15/22)(b)(g)	700	709,828
3.00%, 04/15/21(b)	250	253,595
3.49%, 05/23/23 (Call 05/23/22)(b)	550	566,027
UniCredit SpA
3.75%, 04/12/22(b)	250	255,842
6.57%, 01/14/22(b)	700	753,249
United Overseas Bank Ltd.
2.88%, 03/08/27 (Call 03/08/22)(e)(g)	400	401,204
3.50%, 09/16/26 (Call 09/16/21)(e)(g)	600	608,394
Vnesheconombank Via VEB Finance PLC, 5.94%, 11/21/23(e)	400	440,804
VTB Bank OJSC Via VTB Capital SA, 6.95%, 10/17/22(e)	400	430,652
Wells Fargo & Co.
2.10%, 07/26/21	585	585,989
2.50%, 03/04/21	750	755,160
2.55%, 12/07/20	625	629,675
2.63%, 07/22/22	1,355	1,372,642
3.00%, 01/22/21	125	126,564
3.07%, 01/24/23 (Call 01/24/22)	1,661	1,692,742
3.30%, 09/09/24	25	26,170
3.50%, 03/08/22	1,135	1,171,048
3.75%, 01/24/24 (Call 12/24/23)	1,315	1,390,783
4.48%, 01/16/24	432	466,906
4.60%, 04/01/21	513	531,417
Series M, 3.45%, 02/13/23	565	584,939
Wells Fargo Bank N.A. 2.60%, 01/15/21	550	554,724

Security	Par (000)	Value

Banks (continued)
3.55%, 08/14/23 (Call 07/14/23)	$525	$551,875
3.63%, 10/22/21 (Call 09/21/21)	300	309,132
Westpac Banking Corp.
2.00%, 08/19/21	250	250,468
2.10%, 05/13/21	450	451,498
2.50%, 06/28/22	475	481,921
2.60%, 11/23/20	790	796,344
2.65%, 01/25/21	50	50,469
2.75%, 01/11/23	500	511,685
2.80%, 01/11/22	310	315,940
3.30%, 02/26/24	715	749,999
3.65%, 05/15/23	250	263,737
Woori Bank
2.63%, 07/20/21(d)(e)	200	201,390
5.25%, (Call 05/16/22)(e)(f)(g)	200	205,940
5.88%, 04/13/21(b)	500	524,160
Yapi ve Kredi Bankasi AS
5.50%, 12/06/22(e)	400	388,020
5.75%, 02/24/22(e)	200	200,304
6.10%, 03/16/23(e)	200	198,686
Zions Bancorp. N.A., 3.50%, 08/27/21	250	255,892

		297,426,395

Beverages — 0.5%
Anheuser-Busch InBev Finance Inc.
3.30%, 02/01/23 (Call 12/01/22)	1,339	1,393,082
3.70%, 02/01/24	1,500	1,600,185
Beam Suntory Inc., 3.25%, 05/15/22 (Call 02/15/22)	50	51,015
Beverages & More Inc., 11.50%, 06/15/22 (Call 12/02/19)(b)	50	35,539
Coca-Cola Co. (The)
1.55%, 09/01/21	625	623,269
1.75%, 09/06/24	620	616,981
2.20%, 05/25/22	435	439,894
2.45%, 11/01/20	625	629,131
3.15%, 11/15/20	150	152,080
3.20%, 11/01/23	10	10,536
3.30%, 09/01/21	240	246,890
Constellation Brands Inc.
2.25%, 11/06/20	61	61,096
2.65%, 11/07/22 (Call 10/07/22)	35	35,542
2.70%, 05/09/22 (Call 04/09/22)	319	323,661
3.20%, 02/15/23 (Call 01/15/23)	425	438,651
3.75%, 05/01/21	185	189,418
4.25%, 05/01/23	270	288,935
Diageo Capital PLC
2.13%, 10/24/24 (Call 09/24/24)	300	301,104
2.63%, 04/29/23 (Call 01/29/23)	395	402,778
Diageo Investment Corp., 2.88%, 05/11/22	450	460,399
Heineken NV, 3.40%, 04/01/22(b)	155	159,636
Keurig Dr Pepper Inc.
3.55%, 05/25/21	365	373,475
4.06%, 05/25/23 (Call 04/25/23)	805	852,640
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	570	570,331
3.50%, 05/01/22	55	56,576
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)	150	149,897
2.00%, 04/15/21 (Call 03/15/21)	15	15,054
2.25%, 05/02/22 (Call 04/02/22)	341	345,095
2.75%, 03/05/22	180	184,367
3.00%, 08/25/21	277	283,277

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
3.10%, 07/17/22 (Call 05/17/22)	$320	$330,925
3.13%, 11/01/20	50	50,652
3.60%, 03/01/24 (Call 12/01/23)	370	395,182
Pernod Ricard SA
4.45%, 01/15/22(b)	400	420,080
5.75%, 04/07/21(b)	150	157,891
Suntory Holdings Ltd., 2.25%, 10/16/24 (Call 09/16/24)(b)	200	199,114

		12,844,378

Biotechnology — 0.2%
Amgen Inc.
1.85%, 08/19/21 (Call 07/19/21)	420	419,500
2.25%, 08/19/23 (Call 06/19/23)	550	552,689
2.65%, 05/11/22 (Call 04/11/22)	345	350,247
2.70%, 05/01/22 (Call 03/01/22)	350	355,600
3.63%, 05/15/22 (Call 02/15/22)	60	62,159
3.63%, 05/22/24 (Call 02/22/24)	62	66,060
3.88%, 11/15/21 (Call 08/15/21)	440	454,986
4.10%, 06/15/21 (Call 03/15/21)	310	319,731
Biogen Inc., 3.63%, 09/15/22	50	52,242
Bio-Rad Laboratories Inc., 4.88%, 12/15/20	305	312,875
Celgene Corp.
2.25%, 08/15/21	360	361,012
2.75%, 02/15/23 (Call 01/15/23)	75	76,291
2.88%, 08/15/20	425	427,563
2.88%, 02/19/21	25	25,245
3.25%, 08/15/22	375	386,385
3.25%, 02/20/23 (Call 01/20/23)	370	382,443
3.55%, 08/15/22	256	266,120
3.95%, 10/15/20	50	50,840
Gilead Sciences Inc.
1.95%, 03/01/22 (Call 02/01/22)	175	175,430
3.25%, 09/01/22 (Call 07/01/22)	135	140,025
3.70%, 04/01/24 (Call 01/01/24)	930	989,111
4.40%, 12/01/21 (Call 09/01/21)	454	475,383
4.50%, 04/01/21 (Call 01/01/21)	185	190,563

		6,892,500

Building Materials — 0.0%
Associated Materials LLC/AMH New Finance Inc., 9.00%, 01/01/24 (Call 01/01/20)(b)	30	26,232
Boise Cascade Co., 5.63%, 09/01/24 (Call 12/02/19)(b)	92	95,617
CPG Merger Sub LLC, 8.00%, 10/01/21 (Call 12/02/19)(b)	75	75,017
Fortune Brands Home & Security Inc., 4.00%, 09/21/23 (Call 08/21/23)	305	322,312
Griffon Corp., 5.25%, 03/01/22 (Call 12/02/19)	350	353,381
Masco Corp., 3.50%, 04/01/21 (Call 03/01/21)	65	66,074
Norbord Inc., 6.25%, 04/15/23 (Call 01/15/23)(b)	50	53,303
Standard Industries Inc./NJ, 5.50%, 02/15/23 (Call 12/02/19)(b)	150	153,291
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23 (Call 11/15/19)	175	178,070

		1,323,297

Chemicals — 0.7%
Air Liquide Finance SA, 1.75%, 09/27/21 (Call 08/27/21)(b)	300	298,827
Air Products & Chemicals Inc.
2.75%, 02/03/23	50	51,306
3.00%, 11/03/21	325	332,108
Alpek SAB de CV, 5.38%, 08/08/23(e)	400	432,500
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)	287	300,670

Security	Par (000)	Value

Chemicals (continued)
Axalta Coating Systems LLC, 4.88%, 08/15/24 (Call 11/12/19)(b)	$150	$155,696
Blue Cube Spinco LLC, 9.75%, 10/15/23 (Call 10/15/20)	46	50,353
Bluestar Finance Holdings Ltd., 3.38%, 07/16/24(e)	400	406,452
Braskem Finance Ltd.
5.75%, 04/15/21(e)	400	419,452
6.45%, 02/03/24(d)	250	277,802
Braskem Netherlands Finance BV, 3.50%, 01/10/23(d)(e)	200	203,552
Celanese U.S. Holdings LLC
3.50%, 05/08/24 (Call 04/08/24)	25	25,824
4.63%, 11/15/22	226	239,804
5.88%, 06/15/21	140	147,634
CF Industries Inc.
3.40%, 12/01/21(b)	75	76,566
3.45%, 06/01/23	262	267,856
Chemours Co. (The), 6.63%, 05/15/23 (Call 12/02/19)	290	288,695
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 3.30%, 05/01/23 (Call 04/01/23)(b)	160	165,603
CNAC HK Finbridge Co. Ltd.
3.50%, 07/19/22(e)	1,000	1,017,670
4.63%, 03/14/23(e)	700	738,304
Cornerstone Chemical Co., 6.75%, 08/15/24 (Call 08/15/20)(b)	125	115,258
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 11/15/19)(b)	185	193,686
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	370	378,924
3.15%, 05/15/24 (Call 04/15/24)(b)	150	154,572
3.50%, 10/01/24 (Call 07/01/24)	250	261,920
4.13%, 11/15/21 (Call 11/12/19)	730	756,900
DuPont de Nemours Inc.
3.77%, 11/15/20	535	544,881
4.21%, 11/15/23 (Call 10/15/23)	1,057	1,133,030
Eastman Chemical Co.
3.50%, 12/01/21	170	174,165
3.60%, 08/15/22 (Call 05/15/22)	375	387,296
Ecolab Inc.
2.38%, 08/10/22 (Call 07/10/22)	239	241,705
3.25%, 01/14/23 (Call 11/14/22)	240	248,976
4.35%, 12/08/21	193	202,857
Equate Petrochemical BV, 3.00%, 03/03/22(e)	400	401,016
Eurochem Finance DAC, 5.50%, 03/13/24(e)	400	430,560
GC Treasury Center Co. Ltd., 4.25%, 09/19/22(e)	200	208,802
Hanwha Total Petrochemical Co. Ltd., 3.88%, 01/23/24(e)	200	209,046
Huntsman International LLC, 5.13%, 11/15/22 (Call 08/15/22)	140	149,225
INEOS Group Holdings SA, 5.63%, 08/01/24 (Call 12/02/19)(b)(d)	200	204,870
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding Inc./Kissner USA, 8.38%, 12/01/22 (Call 12/02/19)(b)	100	104,293
LYB International Finance BV, 4.00%, 07/15/23	465	493,416
LyondellBasell Industries NV, 5.75%, 04/15/24 (Call 01/15/24)	250	283,222
Mosaic Co. (The)
3.25%, 11/15/22 (Call 10/15/22)	495	507,652
4.25%, 11/15/23 (Call 08/15/23)	241	256,826
Nutrien Ltd.
3.15%, 10/01/22 (Call 07/01/22)	590	603,765
3.50%, 06/01/23 (Call 03/01/23)	12	12,425

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
OCI NV, 6.63%, 04/15/23 (Call 04/15/20)(b)	$200	$208,854
Olin Corp., 5.50%, 08/15/22	75	79,514
Orbia Advance Corp. SAB de CV, 4.88%, 09/19/22(e)	200	210,678
Phosagro OAO via Phosagro Bond Funding DAC, 3.95%, 11/03/21(e)	200	204,714
Phosagro OAO Via Phosagro Bond Funding DAC, 3.95%, 04/24/23(e)	200	205,960
PolyOne Corp., 5.25%, 03/15/23	189	203,825
PPG Industries Inc.
2.40%, 08/15/24 (Call 07/15/24)	200	201,804
3.20%, 03/15/23 (Call 02/15/23)	45	46,547
PQ Corp., 6.75%, 11/15/22 (Call 12/02/19)(b)	185	191,484
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	115	115,863
2.45%, 02/15/22 (Call 11/15/21)	210	212,657
2.70%, 02/21/23 (Call 11/21/22)	210	215,017
3.00%, 09/01/21	100	102,099
4.05%, 03/15/21	25	25,761
Rayonier AM Products Inc., 5.50%, 06/01/24 (Call 12/02/19)(b)(d)	125	86,816
RPM International Inc., 3.45%, 11/15/22 (Call 08/15/22)	25	25,636
SABIC Capital II BV, 4.00%, 10/10/23(e)	200	211,026
Sasol Financing International Ltd., 4.50%, 11/14/22	210	216,850
SASOL Financing USA LLC, 5.88%, 03/27/24 (Call 02/27/24)	510	549,989
Sherwin-Williams Co. (The), 2.75%, 06/01/22 (Call 05/01/22)	420	427,279
Syngenta Finance NV
3.13%, 03/28/22	585	590,435
3.93%, 04/23/21(b)	250	254,538
4.44%, 04/24/23 (Call 03/24/23)(b)	400	418,140
TPC Group Inc., 10.50%, 08/01/24 (Call 08/01/21)(b)	235	249,105
Valvoline Inc., 5.50%, 07/15/24 (Call 12/02/19)	100	103,987
WR Grace & Co.-Conn, 5.13%, 10/01/21(b)	250	259,267
Yingde Gases Investment Ltd., 6.25%, 01/19/23 (Call 01/19/21)(e)	200	205,758

		20,379,565

Coal — 0.0%
Adaro Indonesia PT, 4.25%, 10/31/24 (Call 10/31/22)(b)	400	391,352
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50%, 04/01/23 (Call 04/01/20)(b)(c)	100	9,148
Korea Resources Corp.
2.25%, 04/19/21(e)	200	199,998
3.00%, 04/24/22(e)	200	202,924
Peabody Energy Corp., 6.00%, 03/31/22 (Call 12/02/19)(b)	150	138,768
Yankuang Group Cayman Ltd., 6.00%, 01/30/22(e)	400	414,420

		1,356,610

Commercial Services — 0.3%
ACE Cash Express Inc., 12.00%, 12/15/22 (Call 12/15/19)(b)(d)	67	62,003
Adani Abbot Point Terminal Pty Ltd., 4.45%, 12/15/22(b)	200	199,640
Adani Ports & Special Economic Zone Ltd., 3.38%, 07/24/24(e)	200	201,874
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 12/02/19)(b)	150	122,976
Algeco Global Finance PLC, 8.00%, 02/15/23 (Call 02/15/20)(b)	200	197,434
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.50%, 04/01/23 (Call 12/02/19)	52	53,021
6.38%, 04/01/24 (Call 12/02/19)(b)	100	104,340

Security	Par (000)	Value

Commercial Services (continued)
Block Financial LLC, 5.50%, 11/01/22 (Call 05/01/22)	$145	$155,298
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24 (Call 08/01/21)(b)	120	123,578
Cintas Corp. No. 2, 2.90%, 04/01/22 (Call 03/01/22)	385	392,993
DP World Crescent Ltd., 3.91%, 05/31/23(e)	200	207,586
Emeco Pty Ltd., Series B, 9.25%, 03/31/22 (Call 03/31/20)	100	105,669
Equifax Inc.
2.30%, 06/01/21 (Call 05/01/21)	130	129,956
3.30%, 12/15/22 (Call 09/15/22)	10	10,305
3.60%, 08/15/21	50	51,155
3.95%, 06/15/23 (Call 05/15/23)	50	52,583
ERAC USA Finance LLC, 4.50%, 08/16/21(b)	45	46,877
Flexi-Van Leasing Inc., 10.00%, 02/15/23 (Call 02/15/20)(b)	75	71,285
Global Payments Inc.
3.75%, 06/01/23 (Call 03/01/23)	200	208,790
3.80%, 04/01/21 (Call 03/01/21)	270	275,724
4.00%, 06/01/23 (Call 05/01/23)	176	186,013
Hertz Corp. (The)
5.50%, 10/15/24 (Call 11/12/19)(b)	200	198,840
6.25%, 10/15/22 (Call 12/02/19)	150	151,521
7.63%, 06/01/22 (Call 12/02/19)(b)	375	390,277
HPHT Finance 17 Ltd., 2.75%, 09/11/22(e)	400	401,640
IHS Markit Ltd.
3.63%, 05/01/24 (Call 04/01/24)	45	47,032
4.13%, 08/01/23 (Call 07/01/23)	325	343,063
5.00%, 11/01/22 (Call 08/01/22)(b)	154	164,720
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 12/02/19)(b)	275	284,625
LSC Communications Inc., 8.75%, 10/15/23 (Call 12/02/19)(b)	135	91,863
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance Inc., 7.88%, 10/01/22 (Call 11/15/19)(b)	120	107,598
Moody’s Corp.
2.63%, 01/15/23 (Call 12/15/22)	80	81,196
2.75%, 12/15/21 (Call 11/15/21)	100	101,377
4.50%, 09/01/22 (Call 06/01/22)	250	265,385
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 12/02/19)(b)	400	370,404
Nielsen Co Luxembourg SARL/The, 5.50%, 10/01/21 (Call 12/02/19)(b)(d)	175	175,535
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/02/19)	145	145,323
5.00%, 04/15/22 (Call 12/02/19)(b)	650	654,563
PayPal Holdings Inc.
2.20%, 09/26/22	10	10,054
2.40%, 10/01/24 (Call 09/01/24)	670	676,097
Prime Security Services Borrower LLC/Prime Finance Inc.
5.25%, 04/15/24(b)	215	219,640
9.25%, 05/15/23 (Call 12/02/19)(b)	321	337,313
Quad/Graphics Inc., 7.00%, 05/01/22	70	70,439
RELX Capital Inc.
3.13%, 10/15/22 (Call 07/15/22)	50	51,135
3.50%, 03/16/23 (Call 02/16/23)	425	441,328
RR Donnelley & Sons Co.
6.00%, 04/01/24	100	102,471
6.50%, 11/15/23	50	51,393
7.88%, 03/15/21	64	65,513
Service Corp. International/U.S., 8.00%, 11/15/21	75	82,538

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Sotera Health Topco Inc. (8.88% PIK), 8.13%, 11/01/21 (Call 12/02/19)(b)(h)	$140	$139,626
United Rentals North America Inc., 4.63%, 07/15/23 (Call 11/20/19)	250	255,930
WEX Inc., 4.75%, 02/01/23 (Call 12/02/19)(b)	100	101,021

		9,538,560

Computers — 0.8%
Apple Inc.
1.55%, 08/04/21 (Call 07/04/21)	450	448,591
1.70%, 09/11/22	115	115,035
1.80%, 09/11/24 (Call 08/11/24)	365	364,087
2.00%, 11/13/20	350	350,997
2.10%, 09/12/22 (Call 08/12/22)	360	363,380
2.15%, 02/09/22	168	169,578
2.25%, 02/23/21 (Call 01/23/21)	920	925,759
2.30%, 05/11/22 (Call 04/11/22)	330	334,462
2.40%, 01/13/23 (Call 12/13/22)	715	728,142
2.40%, 05/03/23	1,010	1,029,574
2.50%, 02/09/22 (Call 01/09/22)	385	391,364
2.70%, 05/13/22	85	87,041
2.85%, 05/06/21	875	889,350
2.85%, 02/23/23 (Call 12/23/22)	260	268,128
2.85%, 05/11/24 (Call 03/11/24)	593	615,884
3.00%, 02/09/24 (Call 12/09/23)	585	611,524
3.45%, 05/06/24	572	610,507
Dell Inc., 4.63%, 04/01/21	120	123,338
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (Call 06/15/24)(b)	500	523,590
4.42%, 06/15/21 (Call 05/15/21)(b)	1,260	1,301,177
5.45%, 06/15/23 (Call 04/15/23)(b)	955	1,038,878
5.88%, 06/15/21 (Call 11/15/19)(b)	248	252,015
Diebold Nixdorf Inc., 8.50%, 04/15/24 (Call 12/02/19)	125	107,888
DXC Technology Co., 4.25%, 04/15/24 (Call 02/15/24)	250	261,372
EMC Corp., 3.38%, 06/01/23 (Call 03/01/23)	280	281,252
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(b)	250	119,547
Genpact Luxembourg Sarl, 3.70%, 04/01/22 (Call 03/01/22)	250	254,435
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 12/02/19)(b)	200	159,220
9.25%, 03/01/21 (Call 12/02/19)(b)(d)	170	157,313
Hewlett Packard Enterprise Co.
2.25%, 04/01/23 (Call 03/01/23)	500	500,030
4.40%, 10/15/22 (Call 08/15/22)	655	694,307
HP Inc.
3.75%, 12/01/20	115	117,022
4.05%, 09/15/22	205	216,599
4.65%, 12/09/21	145	153,411
IBM Credit LLC
1.80%, 01/20/21	200	199,906
2.20%, 09/08/22	100	100,628
2.65%, 02/05/21	415	418,959
3.00%, 02/06/23	760	783,704
3.45%, 11/30/20	265	269,725
3.60%, 11/30/21	255	263,996
International Business Machines Corp.
1.88%, 08/01/22	400	399,440
2.25%, 02/19/21	100	100,528
2.50%, 01/27/22	450	455,823
2.80%, 05/13/21	500	507,300
2.85%, 05/13/22	520	531,799

Security	Par (000)	Value

Computers (continued)
3.00%, 05/15/24	$900	$934,596
3.63%, 02/12/24	535	567,935
Leidos Holdings Inc., 4.45%, 12/01/20 (Call 09/01/20)	125	126,717
Lenovo Group Ltd., 3.88%, 03/16/22(e)	400	400,084
Lenovo Perpetual Securities Ltd., 5.38%, (Call 03/16/22)(e)(f)(g)	200	198,354
NCR Corp.
5.00%, 07/15/22 (Call 12/02/19)	150	151,495
5.88%, 12/15/21 (Call 12/02/19)	100	100,495
6.38%, 12/15/23 (Call 12/02/19)	250	256,245
NetApp Inc., 3.38%, 06/15/21 (Call 04/15/21)	135	137,503
Seagate HDD Cayman
4.25%, 03/01/22 (Call 02/01/22)	157	162,242
4.75%, 06/01/23	37	38,975
4.88%, 03/01/24 (Call 01/01/24)	250	264,655

		21,935,901

Cosmetics & Personal Care — 0.2%
Avon International Capital PLC, 6.50%, 08/15/22 (Call 12/02/19)(b)	100	103,629
Avon International Operations Inc., 7.88%, 08/15/22 (Call 12/02/19)(b)	131	136,482
Avon Products Inc., 7.00%, 03/15/23	125	131,466
Colgate-Palmolive Co.
2.10%, 05/01/23	250	252,810
2.25%, 11/15/22	120	121,956
Edgewell Personal Care Co.
4.70%, 05/19/21	175	179,095
4.70%, 05/24/22(d)	125	129,144
Estee Lauder Companies Inc. (The), 1.70%, 05/10/21 (Call 04/10/21)	190	189,861
Natura Cosmeticos SA, 5.38%, 02/01/23 (Call 02/01/21)(e)	200	209,654
Procter & Gamble Co. (The)
1.70%, 11/03/21	175	175,194
1.85%, 02/02/21	290	290,531
2.15%, 08/11/22	395	400,080
2.30%, 02/06/22	440	446,085
3.10%, 08/15/23	25	26,243
Revlon Consumer Products Corp.
5.75%, 02/15/21 (Call 12/02/19)(d)	125	108,083
6.25%, 08/01/24 (Call 12/02/19)	100	51,603
Unilever Capital Corp.
1.38%, 07/28/21(d)	150	148,828
2.20%, 05/05/22 (Call 04/05/22)	760	767,364
2.60%, 05/05/24 (Call 03/05/24)	250	256,607
3.00%, 03/07/22	100	102,722
4.25%, 02/10/21	125	128,853

		4,356,290

Distribution & Wholesale — 0.1%
American Builders & Contractors Supply Co. Inc., 5.75%, 12/15/23 (Call 12/02/19)(b)	100	103,164
Anixter Inc.
5.13%, 10/01/21	100	103,391
5.50%, 03/01/23	125	128,638
Chongqing Nan’an Urban Construction & Development Group Co. Ltd., 5.88%, 06/18/22(e)	200	210,368
Core & Main Holdings LP (9.38% PIK), 8.63%, 09/15/24 (Call 09/15/20)(b)(h)	100	99,726
Gansu Provincial Highway Aviation Tourism Investment Group Co. Ltd., 3.88%, 07/05/22(e)	400	403,572

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Distribution & Wholesale (continued)
LKQ Corp., 4.75%, 05/15/23 (Call 12/02/19)	$150	$152,759
Mitsubishi Corp., 2.50%, 07/09/24(e)	250	251,832
Sinochem International Development Pte Ltd., 3.13%, 07/25/22(e)	200	201,066
Sumitomo Corp., 2.60%, 07/09/24 (Call 06/09/24)(e)	500	502,710
Tewoo Group No. 4 Ltd., 3.15%, 12/01/20(e)	400	397,072
Univar USA Inc., 6.75%, 07/15/23 (Call 11/12/19)(b)	109	110,712

		2,665,010

Diversified Financial Services — 1.8%
ABCL Glory Capital Ltd., 2.50%, 06/21/21(e)	750	750,930
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.88%, 08/14/24 (Call 07/14/24)	150	150,900
3.50%, 05/26/22 (Call 04/26/22)	300	308,370
4.50%, 05/15/21	395	408,244
4.63%, 07/01/22	150	158,537
4.88%, 01/16/24 (Call 12/16/23)	235	255,130
AIG Global Funding
1.90%, 10/06/21(b)	25	24,944
2.70%, 12/15/21(b)	25	25,297
3.35%, 06/25/21(b)	180	183,744
Air Lease Corp.
2.25%, 01/15/23	10	9,972
2.50%, 03/01/21	395	396,849
2.63%, 07/01/22 (Call 06/01/22)	510	514,151
2.75%, 01/15/23 (Call 12/15/22)	243	245,872
3.00%, 09/15/23 (Call 07/15/23)	10	10,196
3.38%, 06/01/21 (Call 05/01/21)	204	207,778
3.50%, 01/15/22	35	35,989
3.75%, 02/01/22 (Call 12/01/21)	50	51,521
3.88%, 04/01/21 (Call 03/01/21)	105	107,171
3.88%, 07/03/23 (Call 06/03/23)	475	497,220
4.25%, 02/01/24 (Call 01/01/24)	400	428,368
Aircastle Ltd.
4.40%, 09/25/23 (Call 08/25/23)	205	215,781
5.00%, 04/01/23	235	251,852
5.13%, 03/15/21	205	212,247
5.50%, 02/15/22	390	414,324
Ally Financial Inc.
3.88%, 05/21/24 (Call 04/21/24)	205	214,426
4.13%, 02/13/22	220	227,443
4.25%, 04/15/21	150	153,678
4.63%, 05/19/22	175	183,323
5.13%, 09/30/24	150	165,005
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)	430	435,663
2.50%, 07/30/24 (Call 06/30/24)	525	532,801
2.65%, 12/02/22	275	280,500
3.38%, 05/17/21 (Call 04/17/21)	75	76,595
3.40%, 02/27/23 (Call 01/27/23)	871	908,479
3.40%, 02/22/24 (Call 01/22/24)	225	236,376
3.70%, 11/05/21 (Call 10/05/21)	170	175,753
3.70%, 08/03/23 (Call 07/03/23)	75	79,294
American Express Credit Corp.
2.25%, 05/05/21 (Call 04/04/21)	770	774,458
2.70%, 03/03/22 (Call 01/31/22)	555	564,957
Ameriprise Financial Inc.
3.00%, 03/22/22	160	163,590
4.00%, 10/15/23	194	207,058
Avation Capital SA, 6.50%, 05/15/21 (Call 05/15/20)(b)(d)	200	208,276

Security	Par (000)	Value

Diversified Financial Services (continued)
Avolon Holdings Funding Ltd.
3.63%, 05/01/22 (Call 04/01/22)(b)	$200	$204,204
3.95%, 07/01/24 (Call 06/01/24)(b)	250	259,220
5.13%, 10/01/23 (Call 09/01/23)(b)	260	280,602
5.25%, 05/15/24 (Call 04/15/24)(b)	85	92,619
5.50%, 01/15/23 (Call 12/15/22)(b)	275	296,032
Azure Nova International Finance Ltd.
2.63%, 11/01/21(e)	400	398,916
3.50%, 03/21/22(e)	200	203,208
Azure Orbit IV International Finance Ltd.
3.50%, 01/25/21(e)	200	201,398
3.75%, 01/25/23(e)	200	205,342
Banco BTG Pactual SA/Cayman Islands, 5.50%, 01/31/23(e)	400	421,272
BGC Partners Inc., 5.38%, 07/24/23	275	292,949
BOC Aviation Ltd.
2.38%, 09/15/21 (Call 08/15/21)(e)	200	198,984
4.00%, 01/25/24 (Call 12/25/23)(e)	400	419,108
4.38%, 05/02/23(e)	200	210,912
Bocom Leasing Management Hong Kong Co. Ltd.
4.00%, 01/22/22(e)	200	205,004
4.38%, 01/22/24(e)	200	212,096
Brookfield Finance Inc., 4.00%, 04/01/24 (Call 02/01/24)	30	31,937
Cantor Fitzgerald LP, 4.88%, 05/01/24 (Call 04/01/24)(b)	250	264,630
Capital One Financial Corp.
3.05%, 03/09/22 (Call 02/09/22)	560	571,021
3.20%, 01/30/23 (Call 12/30/22)	660	678,368
3.45%, 04/30/21 (Call 03/30/21)	370	377,615
3.50%, 06/15/23	425	442,722
3.75%, 04/24/24 (Call 03/24/24)	25	26,429
3.90%, 01/29/24 (Call 12/29/23)	315	333,824
4.75%, 07/15/21	360	375,955
CCBL Cayman 1 Corp. Ltd., 2.75%, 05/31/21(e)	200	199,774
CDBL Funding 2
3.15%, 07/18/21, (3 mo. LIBOR US + 1.150%)(a)(e)	200	200,488
3.75%, 03/11/22(e)	400	409,364
Charles Schwab Corp. (The)
2.65%, 01/25/23 (Call 12/25/22)	45	45,880
3.25%, 05/21/21 (Call 04/21/21)	495	505,454
Charming Light Investments Ltd., 2.38%, 08/30/21(e)	400	396,968
China Cinda Finance 2017 I Ltd.
3.65%, 03/09/22(e)	500	511,295
3.88%, 02/08/23(e)	200	206,746
China Great Wall International Holdings III Ltd.
2.63%, 10/27/21(e)	200	199,536
3.13%, 08/31/22(e)	800	808,080
China Huadian Overseas Development Management Co. Ltd., 4.00%, (Call 05/29/24)(e)(f)(g)	400	409,704
CICC Hong Kong Finance 2016 MTN Ltd., 3.46%, 05/03/22, (3 mo. LIBOR US + 1.175%)(a)(e)	200	200,678
Citadel LP, 5.38%, 01/17/23 (Call 12/17/22)(b)	10	10,543
CME Group Inc., 3.00%, 09/15/22	170	175,863
CPPIB Capital Inc., 2.25%, 01/25/22(b)	1,000	1,011,770
Daiwa Securities Group Inc., 3.13%, 04/19/22(b)	40	40,763
Discover Financial Services, 5.20%, 04/27/22	50	53,578
E*TRADE Financial Corp., 2.95%, 08/24/22 (Call 07/24/22)	286	291,588
Eaton Vance Corp., 3.63%, 06/15/23	30	31,515
Enova International Inc., 8.50%, 09/01/24 (Call 09/01/20)(b)	50	46,755
Fairstone Financial Inc., 7.88%, 07/15/24 (Call 07/15/21)(b)	90	94,729
Franklin Resources Inc., 2.80%, 09/15/22	25	25,509

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	$1,400	$1,398,782
Global Aircraft Leasing Co. Ltd. (7.25% PIK), 6.50%, 09/15/24 (Call 09/15/21)(b)(h)	500	512,280
goeasy Ltd., 7.88%, 11/01/22 (Call 11/15/19)(b)	185	192,370
Haitong International Securities Group Ltd., 3.38%, 07/19/24(e)	400	406,128
HSBC Finance Corp., 6.68%, 01/15/21	150	156,807
Huarong Finance 2017 Co. Ltd.
3.41%, 07/03/23, (3 mo. LIBOR US + 1.325%)(a)(e)	200	199,278
3.75%, 04/27/22(e)	1,200	1,224,612
4.00%, (Call 11/07/22)(e)(f)(g)	400	402,772
ICBCIL Finance Co. Ltd.
3.13%, 11/15/22(e)	300	303,846
3.20%, 11/10/20(e)	200	201,246
3.26%, 05/15/23, (3 mo. LIBOR US + 1.1%)(a)(e)	200	200,266
3.38%, 04/05/22(e)	550	558,866
3.65%, 03/05/22(e)	400	408,640
3.75%, 03/05/24(e)	400	416,144
Intercontinental Exchange Inc.
2.35%, 09/15/22 (Call 08/15/22)	185	186,992
2.75%, 12/01/20 (Call 11/01/20)	678	683,709
4.00%, 10/15/23	285	304,668
International Lease Finance Corp.
4.63%, 04/15/21	460	475,948
5.88%, 08/15/22	710	777,251
8.25%, 12/15/20	235	250,811
8.63%, 01/15/22	45	51,209
Invesco Finance PLC, 4.00%, 01/30/24	285	303,562
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.25%, 08/15/24 (Call 08/15/20)(b)	200	202,556
Jefferies Financial Group Inc., 5.50%, 10/18/23 (Call 01/18/23)	175	191,140
Jefferies Group LLC
5.13%, 01/20/23	420	452,491
6.88%, 04/15/21	220	233,471
LeasePlan Corp. NV, 2.88%, 10/24/24(b)	200	200,642
Mastercard Inc.
2.00%, 11/21/21 (Call 10/21/21)	255	256,339
3.38%, 04/01/24	45	47,927
Mirae Asset Daewoo Co. Ltd., 3.38%, 05/07/24(e)	200	204,768
Mitsubishi UFJ Lease & Finance Co. Ltd.
3.41%, 02/28/22 (Call 01/28/22)(b)	225	230,294
3.56%, 02/28/24 (Call 01/28/24)(b)	200	208,106
3.96%, 09/19/23 (Call 08/19/23)(b)	325	342,485
Nasdaq Inc., 4.25%, 06/01/24 (Call 03/01/24)	495	534,981
Nationstar Mortgage Holdings Inc., 8.13%, 07/15/23 (Call 07/15/20)(b)	255	270,486
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 07/01/21 (Call 12/02/19)	114	114,385
6.50%, 06/01/22 (Call 12/02/19)	100	100,215
Navient Corp.
5.50%, 01/25/23	300	311,988
5.88%, 03/25/21	180	186,752
5.88%, 10/25/24	150	154,524
6.13%, 03/25/24	225	235,622
6.50%, 06/15/22	275	295,625
6.63%, 07/26/21	200	211,766
7.25%, 01/25/22	225	244,037
7.25%, 09/25/23	125	136,671

Security	Par (000)	Value

Diversified Financial Services (continued)
Ocwen Loan Servicing LLC, 8.38%, 11/15/22 (Call 12/02/19)(b)	$75	$64,189
Ontario Teachers’ Finance Trust, 1.63%, 09/12/24(b)	500	495,935
Oppenheimer Holdings Inc., 6.75%, 07/01/22 (Call 12/02/19)	19	19,583
Orient HuiZhi Ltd., 3.63%, 11/30/22(e)	250	251,833
ORIX Corp.
2.90%, 07/18/22	155	158,241
3.20%, 01/19/22(e)	200	203,582
4.05%, 01/16/24	350	373,348
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc., 6.38%, 12/15/22 (Call 12/15/19)(b)	100	103,238
Park Aerospace Holdings Ltd.
3.63%, 03/15/21 (Call 02/15/21)(b)	100	101,249
4.50%, 03/15/23 (Call 02/15/23)(b)(d)	330	345,701
5.25%, 08/15/22 (Call 07/15/22)(b)	605	643,732
5.50%, 02/15/24(b)	335	367,575
Power Finance Corp. Ltd., 3.75%, 06/18/24(e)	400	411,020
Private Export Funding Corp., Series EE, 2.80%, 05/15/22	130	133,171
QIIB Senior Sukuk Ltd., 4.26%, 03/05/24(e)	200	210,846
REC Ltd.
3.38%, 07/25/24(e)	400	402,640
5.25%, 11/13/23(e)	200	215,674
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22(e)	200	202,098
SIHC International Capital Ltd., 4.35%, 09/26/23(e)	200	210,162
SLM Corp., 5.13%, 04/05/22 (Call 03/05/22)	50	51,571
Soar Wise Ltd., 3.50%, 05/31/22(e)	400	405,520
SPARC EM SPC Panama Metro Line 2 SP,0.00% 12/05/22(e)(i)	171	164,025
Springleaf Finance Corp.
5.63%, 03/15/23	275	295,694
6.13%, 05/15/22	275	295,774
6.13%, 03/15/24 (Call 09/15/23)	365	398,952
7.75%, 10/01/21	200	218,300
8.25%, 12/15/20	275	291,973
8.25%, 10/01/23	46	53,888
Stifel Financial Corp., 3.50%, 12/01/20	65	65,717
Sunrise Cayman Ltd., 5.25%, 03/11/24(e)	200	208,864
Synchrony Financial
3.75%, 08/15/21 (Call 06/15/21)	406	415,858
4.25%, 08/15/24 (Call 05/15/24)	536	567,061
4.38%, 03/19/24 (Call 02/19/24)	75	79,836
TD Ameritrade Holding Corp., 2.95%, 04/01/22 (Call 02/01/22)	300	306,573
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 04/01/20)(b)	139	125,017
USAA Capital Corp., 2.00%, 06/01/21(b)	150	150,215
Visa Inc.
2.15%, 09/15/22 (Call 08/15/22)	125	126,403
2.20%, 12/14/20 (Call 11/14/20)	1,040	1,045,200
2.80%, 12/14/22 (Call 10/14/22)	520	535,761
Voyager Aviation Holdings LLC/Voyager Finance Co., 8.50%, 08/15/21 (Call 12/02/19)(b)	115	118,955
Western Union Co. (The)
3.60%, 03/15/22 (Call 02/15/22)	285	293,447
4.25%, 06/09/23 (Call 05/09/23)	155	164,216
Xingsheng BVI Co. Ltd., 3.38%, 07/25/22(e)	400	403,520

		51,213,624

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric — 1.5%
Abu Dhabi National Energy Co. PJSC
3.63%, 06/22/21(e)	$200	$203,286
3.63%, 01/12/23(b)	730	751,148
AEP Texas Inc., 2.40%, 10/01/22 (Call 09/01/22)	250	251,948
AES Corp./VA
4.00%, 03/15/21	125	127,229
4.50%, 03/15/23 (Call 03/15/20)	150	153,999
4.88%, 05/15/23 (Call 12/02/19)	150	152,717
AES Gener SA, 7.13%, 03/26/79 (Call 04/07/24)(e)(g)	400	415,716
Alabama Power Co., Series 17-A, 2.45%, 03/30/22 (Call 02/28/22)	125	126,579
Alliant Energy Finance LLC, 3.75%, 06/15/23 (Call 05/15/23)(b)	75	78,530
Ameren Corp.
2.50%, 09/15/24 (Call 08/15/24)	375	377,715
2.70%, 11/15/20 (Call 10/15/20)	305	306,958
American Electric Power Co. Inc.
2.15%, 11/13/20	425	425,778
Series I, 3.65%, 12/01/21	45	46,538
Ausgrid Finance Pty Ltd., 3.85%, 05/01/23 (Call 02/01/23)(b)(d)	200	208,694
Baltimore Gas & Electric Co.
3.35%, 07/01/23 (Call 04/01/23)	35	36,419
3.50%, 11/15/21 (Call 08/15/21)	8	8,210
Berkshire Hathaway Energy Co.
2.38%, 01/15/21	175	176,027
2.80%, 01/15/23 (Call 12/15/22)	218	223,271
3.75%, 11/15/23 (Call 08/15/23)	70	74,382
Bi Hai Co. Ltd., 6.25%, 03/05/22(e)	200	208,610
Black Hills Corp., 4.25%, 11/30/23 (Call 08/30/23)	200	213,452
Calpine Corp.
5.38%, 01/15/23 (Call 12/02/19)	300	304,890
5.50%, 02/01/24 (Call 12/02/19)	150	151,436
5.88%, 01/15/24 (Call 12/02/19)(b)	150	153,338
6.00%, 01/15/22 (Call 12/02/19)(b)	200	200,530
CenterPoint Energy Houston Electric LLC, 1.85%, 06/01/21 (Call 05/01/21)	440	439,916
CenterPoint Energy Inc.
2.50%, 09/01/22 (Call 08/01/22)	135	136,195
2.50%, 09/01/24 (Call 08/01/24)	65	65,438
3.60%, 11/01/21	65	66,914
3.85%, 02/01/24 (Call 01/01/24)	35	37,073
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21(e)	600	628,734
CGNPC International Ltd.
2.75%, 07/02/24(e)	400	403,012
3.88%, 09/11/23(e)	200	209,560
China Southern Power Grid International Finance BVI Co. Ltd., 2.75%, 05/08/22(d)(e)	400	403,084
Chugoku Electric Power Co. Inc., 2.40%, 08/27/24(e)	500	496,905
Clearway Energy Operating LLC, 5.38%, 08/15/24 (Call 12/02/19)	150	152,277
CLP Power Hong Kong Financing Ltd., 2.88%, 04/26/23(e)	200	203,426
CMS Energy Corp., 5.05%, 03/15/22 (Call 12/15/21)	165	174,907
Comision Federal de Electricidad, 4.88%, 05/26/21(e)	200	206,702
Connecticut Light & Power Co. (The), 2.50%, 01/15/23 (Call 10/15/22)	100	101,550
Consolidated Edison Inc., 2.00%, 05/15/21 (Call 04/15/21)	550	550,104
Dominion Energy Inc.
2.72%, 08/15/21(j)	155	156,426
3.07%, 08/15/24(j)	200	205,960

Security	Par (000)	Value

Electric (continued)
Series B, 2.75%, 01/15/22 (Call 12/15/21)	$250	$253,350
Series C, 2.00%, 08/15/21 (Call 07/15/21)	105	105,021
DPL Inc., 7.25%, 10/15/21 (Call 07/15/21)	211	226,390
DTE Energy Co.
2.25%, 11/01/22	200	200,342
Series B, 2.60%, 06/15/22	45	45,465
Series B, 3.30%, 06/15/22 (Call 04/15/22)	85	87,307
Series C, 3.50%, 06/01/24 (Call 03/01/24)	500	522,775
Series D, 3.70%, 08/01/23 (Call 07/01/23)	215	225,516
Duke Energy Carolinas LLC
2.50%, 03/15/23 (Call 01/15/23)	41	41,785
3.05%, 03/15/23 (Call 02/15/23)	309	319,954
3.35%, 05/15/22	100	103,787
3.90%, 06/15/21 (Call 03/15/21)	235	241,693
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)	877	874,711
2.40%, 08/15/22 (Call 07/15/22)	85	85,812
3.05%, 08/15/22 (Call 05/15/22)	100	102,650
3.55%, 09/15/21 (Call 06/15/21)	555	568,886
3.75%, 04/15/24 (Call 01/15/24)	310	329,319
3.95%, 10/15/23 (Call 07/15/23)	60	63,772
Duke Energy Ohio Inc., 3.80%, 09/01/23 (Call 06/01/23)	10	10,622
Edison International
2.40%, 09/15/22 (Call 08/15/22)	390	380,765
2.95%, 03/15/23 (Call 01/15/23)	192	189,886
EDP Finance BV, 3.63%, 07/15/24(b)	510	525,545
Emera U.S. Finance LP, 2.70%, 06/15/21 (Call 05/15/21)	295	297,640
EnBW Energie Baden-Wuerttemberg AG, 5.13%, 04/05/77 (Call 01/05/22)(e)(g)	500	524,200
Enel Finance International NV
2.65%, 09/10/24(b)	410	412,103
2.75%, 04/06/23(b)	320	322,704
2.88%, 05/25/22(b)	550	556,710
4.25%, 09/14/23(b)	1,135	1,205,983
Engie SA, 2.88%, 10/10/22(b)	160	163,299
Entergy Arkansas LLC, 3.75%, 02/15/21 (Call 11/15/20)	75	76,341
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	299	312,682
Entergy Louisiana LLC, 4.05%, 09/01/23 (Call 06/01/23)	35	37,452
Eskom Holdings SOC Ltd.
5.75%, 01/26/21(e)	600	602,682
6.75%, 08/06/23(e)	200	205,976
Evergy Inc.
2.45%, 09/15/24 (Call 08/15/24)	200	201,202
4.85%, 06/01/21 (Call 03/01/21)	140	144,997
Eversource Energy
2.50%, 03/15/21 (Call 02/15/21)	325	326,849
2.80%, 05/01/23 (Call 02/01/23)	230	234,014
Series K, 2.75%, 03/15/22 (Call 02/15/22)	307	312,145
Series N, 3.80%, 12/01/23 (Call 11/01/23)	570	604,217
Exelon Corp.
2.45%, 04/15/21 (Call 03/15/21)	100	100,593
3.50%, 06/01/22 (Call 05/01/22)	345	354,822
5.15%, 12/01/20 (Call 09/01/20)	275	281,828
Exelon Generation Co. LLC
3.40%, 03/15/22 (Call 02/15/22)	200	205,412
4.25%, 06/15/22 (Call 03/15/22)	220	230,397
FirstEnergy Corp.
Series A, 2.85%, 07/15/22 (Call 05/15/22)	367	373,621
Series B, 4.25%, 03/15/23 (Call 12/15/22)	345	365,610
Fortis Inc./Canada, 2.10%, 10/04/21 (Call 09/04/21)	465	464,586

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Israel Electric Corp. Ltd., 6.88%, 06/21/23(e)	$200	$228,390
ITC Holdings Corp., 2.70%, 11/15/22 (Call 10/15/22)	125	126,870
Kentucky Utilities Co., 3.25%, 11/01/20 (Call 08/01/20)	75	75,765
Korea East-West Power Co. Ltd., 3.88%, 07/19/23(e)	400	423,700
Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/22(b)	600	614,214
Korea Midland Power Co. Ltd., 3.38%, 01/22/22(e)	200	205,220
Light Servicos de Eletricidade SA/Light Energia SA, 7.25%, 05/03/23 (Call 05/03/21)(e)	200	215,456
MidAmerican Energy Co., 3.50%, 10/15/24 (Call 07/15/24)	500	533,075
National Rural Utilities Cooperative Finance Corp.
2.30%, 11/01/20 (Call 10/01/20)	100	100,359
2.30%, 09/15/22 (Call 08/15/22)	315	317,624
2.40%, 04/25/22 (Call 03/25/22)	10	10,121
2.70%, 02/15/23 (Call 12/15/22)	260	265,772
2.90%, 03/15/21	75	76,025
2.95%, 02/07/24 (Call 12/07/23)	475	491,454
3.05%, 02/15/22 (Call 11/15/21)	185	189,053
NextEra Energy Capital Holdings Inc.
2.80%, 01/15/23 (Call 12/15/22)	39	39,805
2.90%, 04/01/22	300	306,222
3.15%, 04/01/24 (Call 03/01/24)	500	519,265
4.50%, 06/01/21 (Call 03/01/21)	400	413,036
NextEra Energy Operating Partners LP
4.25%, 07/15/24 (Call 04/15/24)(b)	150	154,761
4.25%, 09/15/24 (Call 07/15/24)(b)	150	155,567
Northern States Power Co./MN, 2.15%, 08/15/22 (Call 02/15/22)	65	65,140
NRG Energy Inc., 3.75%, 06/15/24 (Call 05/15/24)(b)	310	321,058
NTPC Ltd.
3.75%, 04/03/24(e)	400	412,268
4.75%, 10/03/22(e)	200	211,346
NV Energy Inc., 6.25%, 11/15/20	280	292,037
Ohio Power Co., Series M, 5.38%, 10/01/21	60	63,822
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)	60	62,951
7.00%, 09/01/22	275	312,293
PacifiCorp
2.95%, 02/01/22 (Call 11/01/21)	25	25,534
3.60%, 04/01/24 (Call 01/01/24)	25	26,490
PECO Energy Co., 1.70%, 09/15/21 (Call 08/15/21)	100	99,746
Perusahaan Listrik Negara PT, 5.50%, 11/22/21(e)	500	530,950
Pinnacle West Capital Corp., 2.25%, 11/30/20	100	100,157
PNM Resources Inc., 3.25%, 03/09/21	100	101,386
Potomac Electric Power Co., 3.60%, 03/15/24 (Call 12/15/23)	295	312,493
Power Grid Corp. of India Ltd., 3.88%, 01/17/23(e)	200	206,412
PPL Capital Funding Inc.
3.50%, 12/01/22 (Call 09/01/22)	520	538,075
4.20%, 06/15/22 (Call 03/15/22)	80	83,659
Progress Energy Inc., 3.15%, 04/01/22 (Call 01/01/22)	95	97,072
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)	370	374,732
3.85%, 06/01/23 (Call 05/01/23)	216	227,986
Public Service Co. of Colorado
2.25%, 09/15/22 (Call 03/15/22)	25	25,189
3.20%, 11/15/20 (Call 05/15/20)	100	100,737
Public Service Electric & Gas Co., 3.25%, 09/01/23 (Call 08/01/23)	200	209,502
Public Service Enterprise Group Inc.
2.00%, 11/15/21 (Call 10/15/21)	200	199,840

Security	Par (000)	Value

Electric (continued)
2.65%, 11/15/22 (Call 10/15/22)	$193	$196,157
2.88%, 06/15/24 (Call 05/15/24)	10	10,278
Puget Energy Inc.
5.63%, 07/15/22 (Call 04/15/22)	125	134,413
6.00%, 09/01/21	105	112,077
6.50%, 12/15/20	37	38,706
San Diego Gas & Electric Co., 3.00%, 08/15/21	265	269,677
Saudi Electricity Global Sukuk Co. 2, 3.47%, 04/08/23(e)	450	464,089
Saudi Electricity Global Sukuk Co. 3, 4.00%, 04/08/24(e)	200	211,094
Saudi Electricity Global Sukuk Co. 4, 4.22%, 01/27/24(e)	600	636,264
Sempra Energy
2.88%, 10/01/22 (Call 07/01/22)	300	305,820
2.90%, 02/01/23 (Call 01/01/23)	285	289,959
3.55%, 06/15/24 (Call 03/15/24)	90	93,954
4.05%, 12/01/23 (Call 09/01/23)	70	74,252
Southern California Edison Co.
3.88%, 06/01/21 (Call 03/01/21)	10	10,200
Series A, 2.90%, 03/01/21	215	216,576
Series D, 3.40%, 06/01/23 (Call 05/01/23)	135	139,231
Southern Co. (The)
2.35%, 07/01/21 (Call 06/01/21)	799	803,690
2.95%, 07/01/23 (Call 05/01/23)	232	237,721
Series B, 5.50%, 03/15/57 (Call 03/15/22)(g)	275	287,218
Southern Power Co., Series E, 2.50%, 12/15/21 (Call 11/15/21)	258	260,105
SPIC 2016 U.S. dollar Bond Co. Ltd., 3.00%, 12/06/21(e)	300	302,748
SPIC Luxembourg Latin America Renewable Energy Investment Co. Sarl, 4.25%, 10/30/21(e)	200	205,244
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23(e)	800	821,912
State Grid Overseas Investment 2016 Ltd.
2.75%, 05/04/22(e)	400	404,224
3.75%, 05/02/23(e)	700	733,355
Three Gorges Finance I Cayman Islands Ltd., 2.30%, 06/02/21(e)	200	199,694
TransAlta Corp., 4.50%, 11/15/22 (Call 08/15/22)	179	184,599
Union Electric Co., 3.50%, 04/15/24 (Call 01/15/24)	25	26,435
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	197	201,324
Vistra Energy Corp., 5.88%, 06/01/23 (Call 12/02/19)	50	51,141
Vistra Operations Co. LLC, 3.55%, 07/15/24 (Call 06/15/24)(b)	355	363,396
WEC Energy Group Inc., 3.38%, 06/15/21	150	153,347
Wisconsin Public Service Corp., 3.35%, 11/21/21	255	262,510
Xcel Energy Inc.
2.40%, 03/15/21 (Call 02/15/21)	260	261,427
2.60%, 03/15/22 (Call 02/15/22)	50	50,623

		43,915,090

Electrical Components & Equipment — 0.0%
Emerson Electric Co.
2.63%, 12/01/21 (Call 11/01/21)	105	106,561
2.63%, 02/15/23 (Call 11/15/22)	15	15,398
EnerSys, 5.00%, 04/30/23 (Call 01/30/23)(b)	35	36,304
International Wire Group Inc., 10.75%, 08/01/21 (Call 12/02/19)(b)	45	45,870
Schneider Electric SE, 2.95%, 09/27/22(b)	25	25,606
WESCO Distribution Inc., 5.38%, 12/15/21 (Call 12/02/19)	160	160,824

		390,563

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics — 0.2%
ADT Security Corp. (The)
3.50%, 07/15/22	$275	$276,012
4.13%, 06/15/23	200	203,306
6.25%, 10/15/21	250	267,135
Agilent Technologies Inc.
3.20%, 10/01/22 (Call 07/01/22)	60	61,496
3.88%, 07/15/23 (Call 04/15/23)	100	105,314
Amphenol Corp., 3.20%, 04/01/24 (Call 02/01/24)	25	25,857
APX Group Inc.
7.63%, 09/01/23 (Call 12/02/19)	100	88,357
7.88%, 12/01/22 (Call 12/02/19)	242	241,644
8.75%, 12/01/20 (Call 12/02/19)	127	125,338
Arrow Electronics Inc., 4.50%, 03/01/23 (Call 12/01/22)	10	10,543
Avnet Inc., 4.88%, 12/01/22	115	122,104
Competition Team Technologies Ltd., 3.75%, 03/12/24(e)	400	414,252
Flex Ltd., 5.00%, 02/15/23	318	338,972
Fortive Corp., 2.35%, 06/15/21 (Call 05/15/21)	276	276,607
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)	640	641,184
2.15%, 08/08/22 (Call 07/08/22)	165	166,661
2.30%, 08/15/24 (Call 07/15/24)	250	254,595
Ingram Micro Inc., 5.00%, 08/10/22 (Call 02/10/22)	110	112,296
Jabil Inc., 4.70%, 09/15/22	155	163,308
Sensata Technologies BV, 4.88%, 10/15/23(b)	145	153,023
Tech Data Corp., 3.70%, 02/15/22 (Call 01/15/22)	280	287,014
Trimble Inc., 4.15%, 06/15/23 (Call 05/15/23)	55	57,567
Tsinghua Unic Ltd., 5.38%, 01/31/23(e)	400	338,872

		4,731,457

Energy – Alternate Sources — 0.0%
Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21 (Call 12/02/19)	143	146,375
Pattern Energy Group Inc., 5.88%, 02/01/24 (Call 02/01/20)(b)	100	102,998
TerraForm Power Operating LLC, 4.25%, 01/31/23 (Call 10/31/22)(b)	150	154,528

		403,901

Engineering & Construction — 0.2%
ABB Treasury Center USA Inc., 4.00%, 06/15/21(b)	50	51,576
AECOM, 5.88%, 10/15/24 (Call 07/15/24)	225	242,968
AECOM Global II LLC/URS Fox US LP, 5.00%, 04/01/22 (Call 01/01/22)	75	77,452
Chang Development International Ltd., 5.70%, 11/08/21(e)	200	207,820
Chengdu Economic & Technological Development Zone State-Owned Assets Investment, 7.50%, 02/12/22(e)	200	202,000
China Minmetals Corp., 3.75%, (Call 11/13/22)(e)(f)(g)	300	301,884
China State Construction Finance Cayman II Ltd., 3.38%, 11/29/22(e)	200	202,400
China State Construction Finance Cayman Ltd., 6.00%, (Call 12/03/21)(e)(f)(g)	400	420,636
Chongqing International Logistics Hub Park Construction Co. Ltd., 3.25%, 09/06/21(e)	200	197,572
CRCC Yuxiang Ltd., 3.50%, 05/16/23(e)	200	205,878
CSCEC Finance Cayman II Ltd.
2.70%, 06/14/21(e)	200	200,294
2.90%, 07/05/22(e)	800	805,648
Dianjian Haiyu Ltd.
3.50%, (Call 06/14/22)(e)(f)(g)	400	401,292
4.30%, (Call 06/20/24)(e)(f)(g)	400	410,532

Security	Par (000)	Value

Engineering & Construction (continued)
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22 (Call 05/15/20)	$100	$106,096
Hongkong International Qingdao Co. Ltd., 4.25%, 12/04/22(e)	200	200,842
MasTec Inc., 4.88%, 03/15/23 (Call 12/02/19)	100	101,519
New Enterprise Stone & Lime Co. Inc., 10.13%, 04/01/22 (Call 12/02/19)(b)	100	103,791
Sydney Airport Finance Co. Pty Ltd., 3.90%, 03/22/23(b)	127	133,419
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 02/01/23 (Call 12/02/19)	50	50,054

		4,623,673

Entertainment — 0.1%
CCM Merger Inc., 6.00%, 03/15/22 (Call 12/02/19)(b)	33	33,781
Cinemark USA Inc.
4.88%, 06/01/23 (Call 12/02/19)	200	203,058
5.13%, 12/15/22 (Call 12/02/19)	125	126,563
Cirsa Finance International Sarl, 7.88%, 12/20/23 (Call 06/20/20)(b)	200	211,678
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23 (Call 02/15/20)(b)	50	52,750
Enterprise Development Authority (The), 12.00%, 07/15/24 (Call 07/15/21)(b)	125	136,513
International Game Technology PLC, 6.25%, 02/15/22 (Call 08/15/21)(b)	400	423,164
Jacobs Entertainment Inc., 7.88%, 02/01/24 (Call 02/01/20)(b)	114	121,140
Lions Gate Capital Holdings LLC, 6.38%, 02/01/24 (Call 02/01/21)(b)	150	144,235
Live Nation Entertainment Inc., 5.38%, 06/15/22 (Call 11/02/19)(b)	75	76,008
Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (Call 11/15/19)(b)	150	143,293
Scientific Games International Inc.
6.63%, 05/15/21 (Call 12/02/19)	125	127,058
10.00%, 12/01/22 (Call 12/02/19)	259	266,832
Six Flags Entertainment Corp., 4.88%, 07/31/24 (Call 12/02/19)(b)	100	103,239
Speedway Motorsports LLC, 5.13%, 02/01/23 (Call 11/22/19)	25	25,665

		2,194,977

Environmental Control — 0.1%
Capital Environment Holdings Ltd., 5.63%, 09/11/21(e)	200	206,804
Covanta Holding Corp., 5.88%, 03/01/24 (Call 12/02/19)	100	102,836
GFL Environmental Inc.
5.38%, 03/01/23 (Call 11/07/19)(b)	110	114,082
5.63%, 05/01/22 (Call 12/02/19)(b)(d)	100	102,578
Republic Services Inc.
2.50%, 08/15/24 (Call 07/15/24)	380	386,316
3.55%, 06/01/22 (Call 03/01/22)	379	393,823
4.75%, 05/15/23 (Call 02/15/23)	65	70,401
5.25%, 11/15/21	25	26,609
Stericycle Inc., 5.38%, 07/15/24 (Call 07/15/21)(b)	150	156,345
Tervita Corp., 7.63%, 12/01/21 (Call 12/02/19)(b)	150	149,511
Tuspark Forward Ltd., 6.95%, 06/18/22(e)	200	172,626
Waste Management Inc.
2.40%, 05/15/23 (Call 03/15/23)	150	151,839
2.90%, 09/15/22 (Call 06/15/22)	10	10,283
2.95%, 06/15/24 (Call 05/15/24)	300	311,157
3.50%, 05/15/24 (Call 02/15/24)	25	26,410

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental Control (continued)
4.60%, 03/01/21 (Call 12/01/20)	$25	$25,728

		2,407,348

Food — 0.5%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, 6.63%, 06/15/24 (Call 12/02/19)	375	393,390
C&S Group Enterprises LLC, 5.38%, 07/15/22 (Call 12/02/19)(b)	81	81,628
Campbell Soup Co.
2.50%, 08/02/22	100	100,618
3.30%, 03/15/21	235	238,805
3.65%, 03/15/23 (Call 02/15/23)	510	531,374
4.25%, 04/15/21	25	25,705
Cencosud SA, 4.88%, 01/20/23(b)	210	218,343
Conagra Brands Inc.
3.80%, 10/22/21	395	407,861
4.30%, 05/01/24 (Call 04/01/24)	520	560,175
Danone SA
2.08%, 11/02/21 (Call 10/02/21)(b)	250	249,995
2.59%, 11/02/23 (Call 09/02/23)(b)	500	508,650
Dean Foods Co., 6.50%, 03/15/23 (Call 12/02/19)(b)	175	81,996
Fresh Market Inc. (The), 9.75%, 05/01/23 (Call 12/02/19)(b)	175	102,247
General Mills Inc.
2.60%, 10/12/22 (Call 09/12/22)	200	202,952
3.15%, 12/15/21 (Call 09/15/21)	235	240,217
3.20%, 04/16/21	135	137,377
3.70%, 10/17/23 (Call 09/17/23)	359	379,564
Grupo Bimbo SAB de CV
4.50%, 01/25/22(e)	400	417,200
5.95%, (Call 04/17/23)(e)(f)(g)	400	423,492
Hershey Co. (The)
2.05%, 11/15/24 (Call 10/15/24)	300	301,740
3.10%, 05/15/21	50	50,931
3.38%, 05/15/23 (Call 04/15/23)	121	127,019
4.13%, 12/01/20	25	25,568
JBS USA LUX SA/JBS USA Finance Inc., 5.88%, 07/15/24 (Call 12/02/19)(b)	600	618,876
JGSH Philippines Ltd., 4.38%, 01/23/23(e)	200	207,894
Kellogg Co., 4.00%, 12/15/20	60	61,264
Kraft Heinz Foods Co.
3.38%, 06/15/21	275	279,928
4.00%, 06/15/23 (Call 05/15/23)	305	320,256
Kroger Co. (The)
2.60%, 02/01/21 (Call 01/01/21)	400	402,576
3.30%, 01/15/21 (Call 12/15/20)	135	136,872
3.40%, 04/15/22 (Call 01/15/22)	50	51,437
3.85%, 08/01/23 (Call 05/01/23)	105	110,847
4.00%, 02/01/24 (Call 11/01/23)	260	277,625
MARB BondCo PLC, 7.00%, 03/15/24 (Call 03/15/20)(d)(e)	400	416,900
McCormick & Co. Inc./MD, 2.70%, 08/15/22 (Call 07/15/22)	337	343,012
Mondelez International Holdings Netherlands BV 2.00%, 10/28/21 (Call 09/28/21)(b)	250	249,885
2.13%, 09/19/22(b)	200	200,124
2.25%, 09/19/24 (Call 08/19/24)(b)	200	199,852
Mondelez International Inc.
3.63%, 05/07/23 (Call 04/07/23)	250	262,062
4.00%, 02/01/24 (Call 11/01/23)	25	26,671
Nestle Holdings Inc.
1.38%, 07/13/21(e)	175	173,915
2.38%, 11/17/22(e)	80	81,319

Security	Par (000)	Value

Food (continued)
3.10%, 09/24/21 (Call 08/24/21)(b)	$250	$255,860
3.35%, 09/24/23 (Call 08/24/23)(b)	850	894,047
Smithfield Foods Inc., 2.65%, 10/03/21 (Call 09/03/21)(b)	200	198,544
Sysco Corp.
2.50%, 07/15/21 (Call 06/15/21)	50	50,479
2.60%, 06/12/22	75	76,200
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 12/02/19)	100	100,663
6.00%, 02/15/24 (Call 12/02/19)(b)	175	181,575
Tyson Foods Inc.
2.25%, 08/23/21 (Call 07/23/21)	145	145,718
3.90%, 09/28/23 (Call 08/28/23)	310	329,552
4.50%, 06/15/22 (Call 03/15/22)	378	399,848

		12,860,648

Food Service — 0.0%
Aramark Services Inc., 5.13%, 01/15/24 (Call 12/02/19)	20	20,617

Forest Products & Paper — 0.1%
Cascades Inc.
5.50%, 07/15/22 (Call 12/02/19)(b)	181	183,761
5.75%, 07/15/23 (Call 12/02/19)(b)	75	76,940
Clearwater Paper Corp., 4.50%, 02/01/23 (Call 12/02/19)(d)	75	75,285
Domtar Corp., 4.40%, 04/01/22 (Call 01/01/22)	100	103,676
Fibria Overseas Finance Ltd., 5.25%, 05/12/24(d)	250	269,125
Georgia-Pacific LLC
3.16%, 11/15/21 (Call 09/15/21)(b)	155	158,272
3.73%, 07/15/23 (Call 04/15/23)(b)	200	210,214
5.40%, 11/01/20(b)	175	180,828
International Paper Co.
3.65%, 06/15/24 (Call 03/15/24)	350	369,194
4.75%, 02/15/22 (Call 11/15/21)	68	71,557
Mercer International Inc., 6.50%, 02/01/24 (Call 02/01/20)	75	77,339
Resolute Forest Products Inc., 5.88%, 05/15/23 (Call 12/02/19)(d)	159	159,162

		1,935,353

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.63%, 05/20/24 (Call 03/20/24)	175	189,453
Beijing Gas Singapore Capital Corp., 2.75%, 05/31/22(e)	300	300,540
British Transco International Finance BV,0.00% 11/04/21(e)(i)	250	237,720
CenterPoint Energy Resources Corp., 3.55%, 04/01/23 (Call 03/01/23)	160	166,199
Dominion Energy Gas Holdings LLC, 2.80%, 11/15/20 (Call 10/15/20)	245	246,830
Korea Gas Corp.
1.88%, 07/18/21(e)	200	199,184
2.75%, 07/20/22(e)	200	203,204
National Fuel Gas Co.
3.75%, 03/01/23 (Call 12/01/22)	35	35,938
4.90%, 12/01/21 (Call 09/01/21)	25	26,073
NiSource Inc., 3.65%, 06/15/23 (Call 05/15/23)	150	156,810
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (Call 03/31/20)(b)(d)	100	100,530
Southern Star Central Corp., 5.13%, 07/15/22 (Call 12/02/19)(b)	125	126,166
Talent Yield Investments Ltd., 4.50%, 04/25/22(b)	200	208,206

		2,196,853

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hand & Machine Tools — 0.0%
Apex Tool Group LLC/BC Mountain Finance Inc., 9.00%, 02/15/23 (Call 12/02/19)(b)(d)	$150	$126,385
Colfax Corp., 6.00%, 02/15/24 (Call 02/15/21)(b)	210	223,425
Stanley Black & Decker Inc.
2.90%, 11/01/22	130	133,328
3.40%, 12/01/21 (Call 09/01/21)	25	25,607

		508,745

Health Care – Products — 0.3%
Abbott Laboratories
2.55%, 03/15/22	174	176,723
2.90%, 11/30/21 (Call 10/30/21)	1,215	1,239,470
3.40%, 11/30/23 (Call 09/30/23)	70	73,838
Avantor Inc., 6.00%, 10/01/24 (Call 10/01/20)(b)	100	106,880
Baxter International Inc., 1.70%, 08/15/21 (Call 07/15/21)	125	124,353
Becton Dickinson and Co.
2.89%, 06/06/22 (Call 05/06/22)	600	611,658
3.13%, 11/08/21	550	560,956
3.25%, 11/12/20	100	101,138
3.36%, 06/06/24 (Call 04/06/24)	290	303,879
Boston Scientific Corp.
3.38%, 05/15/22	10	10,333
3.45%, 03/01/24 (Call 02/01/24)	455	477,996
Covidien International Finance SA, 3.20%, 06/15/22 (Call 03/15/22)	50	51,433
DH Europe Finance II Sarl
2.05%, 11/15/22	85	85,395
2.20%, 11/15/24 (Call 10/15/24)	100	100,546
Immucor Inc., 11.13%, 02/15/22 (Call 12/02/19)(b)	95	95,102
Kinetic Concepts Inc./KCI USA Inc., 12.50%, 11/01/21 (Call 12/02/19)(b)	125	131,036
Medtronic Inc.
2.75%, 04/01/23 (Call 01/01/23)	25	25,712
3.15%, 03/15/22	1,120	1,155,101
3.63%, 03/15/24 (Call 12/15/23)	267	284,897
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/02/19)(b)	395	381,854
Sotera Health Holdings LLC, 6.50%, 05/15/23 (Call 12/02/19)(b)	125	127,799
Stryker Corp., 2.63%, 03/15/21 (Call 02/15/21)	390	393,147
Thermo Fisher Scientific Inc.
3.00%, 04/15/23 (Call 02/15/23)	409	422,088
4.15%, 02/01/24 (Call 11/01/23)	180	193,712
Zimmer Biomet Holdings Inc.
3.15%, 04/01/22 (Call 02/01/22)	120	122,473
3.70%, 03/19/23 (Call 02/19/23)	95	99,304

		7,456,823

Health Care – Services — 0.6%
Acadia Healthcare Co. Inc.
5.13%, 07/01/22 (Call 12/02/19)	75	75,806
5.63%, 02/15/23 (Call 12/02/19)	175	178,096
6.13%, 03/15/21 (Call 12/02/19)(d)	100	100,118
6.50%, 03/01/24 (Call 12/02/19)	100	103,928
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	367	372,340
2.80%, 06/15/23 (Call 04/15/23)	401	407,476
Air Medical Group Holdings Inc., 6.38%, 05/15/23 (Call 12/02/19)(b)(d)	100	85,018
Anthem Inc.
2.50%, 11/21/20	240	241,313

Security	Par (000)	Value

Health Care – Services (continued)
2.95%, 12/01/22 (Call 11/01/22)	$318	$325,158
3.13%, 05/15/22	330	338,729
3.30%, 01/15/23	115	119,272
3.50%, 08/15/24 (Call 05/15/24)	500	526,005
3.70%, 08/15/21 (Call 05/15/21)	170	174,270
Centene Corp.
4.75%, 05/15/22 (Call 12/02/19)	250	255,805
6.13%, 02/15/24 (Call 12/02/19)	225	234,313
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 12/02/19)	275	274,291
6.25%, 03/31/23 (Call 03/31/20)	800	780,464
6.88%, 02/01/22 (Call 12/02/19)	650	500,942
8.13%, 06/30/24 (Call 06/30/21)(b)	375	287,018
8.63%, 01/15/24 (Call 01/15/21)(b)	350	356,965
9.88%, 06/30/23 (Call 06/30/20)(b)(j)	450	377,474
CommonSpirit Health, 2.95%, 11/01/22	75	76,502
DaVita Inc., 5.13%, 07/15/24 (Call 11/15/19)	450	460,368
Eagle Holding Co. II LLC (8.38% PIK), 7.63%, 05/15/22 (Call 12/02/19)(b)(h)	125	126,536
Eagle Holding Co. II LLC (8.50% PIK), 7.75%, 05/15/22 (Call 12/02/19)(b)(h)	230	233,807
Fresenius Medical Care U.S. Finance II Inc., 5.88%, 01/31/22(b)	100	106,912
Fresenius Medical Care U.S. Finance Inc., 5.75%, 02/15/21(b)	125	130,256
HCA Healthcare Inc., 6.25%, 02/15/21	250	261,880
HCA Inc.
4.75%, 05/01/23	750	802,957
5.00%, 03/15/24	395	431,553
5.88%, 05/01/23	375	411,911
7.50%, 02/15/22	525	582,314
Humana Inc.
2.50%, 12/15/20	155	155,687
3.15%, 12/01/22 (Call 09/01/22)	120	123,056
Laboratory Corp. of America Holdings
3.20%, 02/01/22	140	143,038
3.75%, 08/23/22 (Call 05/23/22)	60	62,303
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)	125	124,730
MEDNAX Inc., 5.25%, 12/01/23 (Call 12/02/19)(b)(d)	200	203,104
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)	200	212,350
Polaris Intermediate Corp. (9.25% PIK), 8.50%, 12/01/22 (Call 11/12/19)(b)(d)(h)	285	238,816
Quest Diagnostics Inc., 4.70%, 04/01/21	20	20,741
Quorum Health Corp., 11.63%, 04/15/23 (Call 12/02/19)(d)	100	86,019
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 12/02/19)(b)	225	240,260
Roche Holdings Inc., 3.25%, 09/17/23 (Call 08/17/23)(b)	525	551,733
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23 (Call 03/01/23)	25	26,145
Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 07/15/20)	500	515,615
4.63%, 09/01/24 (Call 09/01/21)(b)	155	159,129
6.75%, 06/15/23	475	503,144
8.13%, 04/01/22	725	784,443
UnitedHealth Group Inc.
2.13%, 03/15/21	226	226,789
2.38%, 10/15/22	150	151,965
2.38%, 08/15/24	10	10,132
2.75%, 02/15/23 (Call 11/15/22)	395	403,769
2.88%, 12/15/21	135	137,809

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Services (continued)
2.88%, 03/15/22 (Call 12/15/21)	$584	$596,211
2.88%, 03/15/23	28	28,804
3.15%, 06/15/21	260	265,314
3.35%, 07/15/22	559	580,359
3.38%, 11/15/21 (Call 08/15/21)	60	61,564
3.50%, 06/15/23	385	404,562
3.50%, 02/15/24	260	275,129

		17,032,517

Holding Companies – Diversified — 0.4%
Ares Capital Corp.
3.50%, 02/10/23 (Call 01/10/23)	285	289,363
3.63%, 01/19/22 (Call 12/19/21)	235	238,882
4.20%, 06/10/24 (Call 05/10/24)	185	192,145
Bright Galaxy International Ltd., 3.38%, 11/03/21(e)	200	198,262
CK Hutchison International 17 II Ltd., 2.75%, 03/29/23(b)	200	201,756
CK Hutchison International 17 Ltd., 2.88%, 04/05/22(b)	1,050	1,061,424
CMHI Finance BVI Co. Ltd., 4.38%, 08/06/23(e)	400	422,816
Coastal Emerald Ltd., 3.95%, 08/01/22(e)	400	404,792
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(b)	125	126,533
FS KKR Capital Corp., 4.63%, 07/15/24 (Call 06/15/24)	300	308,262
Huarong Finance 2019 Co. Ltd., 3.75%, 05/29/24(e)	200	205,288
Huarong Finance II Co. Ltd.
3.63%, 11/22/21(e)	200	202,926
3.75%, 11/19/20(e)	200	201,800
Hutchison Whampoa International 12 II Ltd., 3.25%, 11/08/22(b)	200	204,858
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24 (Call 06/15/24)(b)	250	253,402
5.88%, 02/01/22 (Call 12/02/19)	350	353,125
6.25%, 02/01/22 (Call 12/02/19)	325	333,629
6.75%, 02/01/24 (Call 02/01/20)	150	156,287
KOC Holding AS, 5.25%, 03/15/23 (Call 12/15/22)(e)	400	404,156
MDC-GMTN B.V., 5.00%, 11/15/20(b)	250	256,930
MDC-GMTN BV, 5.50%, 03/01/22(b)(d)	200	214,420
MDGH-GMTN BV
2.75%, 05/11/23(e)	800	809,784
3.00%, 04/19/24(e)	400	408,412
Mumtalakat Sukuk Holding Co., 4.00%, 11/25/21(e)	200	199,908
Prospect Capital Corp., 5.88%, 03/15/23	10	10,617
Rongshi International Finance Ltd., 2.88%, 05/04/22(e)	200	201,742
State Elite Global Ltd.
2.25%, 10/20/21(e)	800	797,560
2.75%, 06/13/22(e)	200	201,536
Stena AB, 7.00%, 02/01/24(b)	200	202,046
Swire Pacific MTN Financing Ltd.
4.50%, 02/28/22(e)	600	627,474
4.50%, 10/09/23(e)	200	214,280
Temasek Financial I Ltd., 2.38%, 01/23/23(b)	500	507,905
TPG Specialty Lending Inc., 3.88%, 11/01/24 (Call 10/01/24)	100	99,627
VistaJet Malta Finance PLC/XO Management Holding Inc., 10.50%, 06/01/24 (Call 06/01/22)(b)	150	145,710
Xi Yang Overseas Ltd., 4.30%, 06/05/24(e)	400	410,844
Yieldking Investment Ltd., 4.80%, 10/18/21(e)	200	205,206
Zhongyuan Sincere Investment Co. Ltd., 4.25%, 06/28/24(e)	400	408,452

		11,682,159

Security	Par (000)	Value

Home Builders — 0.1%
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp., 6.13%, 07/01/22 (Call 12/02/19)(b)	$125	$127,075
DR Horton Inc.
2.50%, 10/15/24 (Call 09/15/24)	215	215,198
2.55%, 12/01/20	153	153,540
Forestar Group Inc., 8.00%, 04/15/24 (Call 04/15/21)(b)	80	86,574
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 12/02/19)(b)	100	88,141
10.50%, 07/15/24 (Call 07/15/20)(b)	100	79,233
KB Home
7.00%, 12/15/21 (Call 09/15/21)	145	156,326
7.50%, 09/15/22	100	113,012
7.63%, 05/15/23 (Call 11/15/22)	70	79,531
Lennar Corp.
2.95%, 11/29/20 (Call 09/29/20)	75	75,305
4.13%, 01/15/22 (Call 10/15/21)	160	164,416
4.50%, 04/30/24 (Call 01/31/24)	175	184,707
4.75%, 04/01/21 (Call 02/01/21)	120	123,053
4.75%, 11/15/22 (Call 08/15/22)	150	157,897
4.88%, 12/15/23 (Call 09/15/23)	100	107,100
5.38%, 10/01/22	100	107,155
6.25%, 12/15/21 (Call 06/15/21)	75	79,272
8.38%, 01/15/21	75	80,233
M/I Homes Inc., 6.75%, 01/15/21 (Call 11/15/19)	50	50,524
Mattamy Group Corp., 6.88%, 12/15/23 (Call 12/15/19)(b)	75	77,849
MDC Holdings Inc., 5.50%, 01/15/24 (Call 10/15/23)(d)	125	136,411
Meritage Homes Corp., 7.00%, 04/01/22	50	54,785
New Home Co. Inc. (The), 7.25%, 04/01/22 (Call 12/02/19)	100	94,748
NVR Inc., 3.95%, 09/15/22 (Call 06/15/22)	35	36,530
PulteGroup Inc., 4.25%, 03/01/21 (Call 02/01/21)	100	102,314
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 04/01/23 (Call 12/02/19)(b)	100	102,416
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.63%, 03/01/24 (Call 12/01/23)(b)	56	60,735
5.88%, 04/15/23 (Call 01/15/23)(b)	75	81,223
Toll Brothers Finance Corp.
4.38%, 04/15/23 (Call 01/15/23)	108	113,365
5.88%, 02/15/22 (Call 11/15/21)	125	133,184
TRI Pointe Group Inc., 4.88%, 07/01/21 (Call 06/01/21)	75	77,171
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	125	134,089
William Lyon Homes Inc., 6.00%, 09/01/23 (Call 09/01/20)(d)	100	104,003
Williams Scotsman International Inc.
6.88%, 08/15/23 (Call 08/15/20)(b)	140	147,087
7.88%, 12/15/22 (Call 12/15/19)(b)	75	78,542

		3,762,744

Home Furnishings — 0.0%
Panasonic Corp.
2.54%, 07/19/22 (Call 06/19/22)(b)	200	201,584
2.68%, 07/19/24 (Call 06/19/24)(b)	210	212,913
Tempur Sealy International Inc., 5.63%, 10/15/23 (Call 12/02/19)	145	149,606
Well Hope Development Ltd., 3.88%, (Call 10/19/22)(e)(f)(g)	400	397,508
Whirlpool Corp., 4.00%, 03/01/24	100	106,288

		1,067,899

Household Products & Wares — 0.1%
Central Garden & Pet Co., 6.13%, 11/15/23 (Call 12/02/19)	100	103,387

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Household Products & Wares (continued)
Church & Dwight Co. Inc., 2.45%, 08/01/22 (Call 07/01/22)	$370	$372,586
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 12/02/19)(b)	225	196,038
Prestige Brands Inc.
5.38%, 12/15/21 (Call 12/02/19)(b)	120	120,206
6.38%, 03/01/24 (Call 12/02/19)(b)	150	156,512
Reckitt Benckiser Treasury Services PLC
2.38%, 06/24/22 (Call 05/24/22)(b)	1,000	1,006,870
2.75%, 06/26/24 (Call 04/26/24)(b)	500	511,005

		2,466,604

Housewares — 0.0%
Newell Brands Inc., 3.85%, 04/01/23 (Call 02/01/23)	495	512,677
Tupperware Brands Corp., 4.75%, 06/01/21 (Call 03/01/21)	185	185,316

		697,993

Insurance — 1.0%
Acrisure LLC/Acrisure Finance Inc., 8.13%, 02/15/24 (Call 02/15/21)(b)	260	275,904
AEGON Funding Co. LLC, 5.75%, 12/15/20	388	403,881
Aflac Inc., 3.63%, 06/15/23	260	274,479
Alleghany Corp., 4.95%, 06/27/22	150	160,380
Allstate Corp. (The), 3.15%, 06/15/23	270	280,759
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)	910	924,706
4.13%, 02/15/24	207	222,651
4.88%, 06/01/22	555	594,605
Aon PLC
2.80%, 03/15/21 (Call 02/15/21)	100	100,923
4.00%, 11/27/23 (Call 08/27/23)	75	79,736
Ardonagh Midco 3 PLC, 8.63%, 07/15/23 (Call 07/15/20)(b)	200	186,668
Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	375	405,982
Assurant Inc.
4.00%, 03/15/23	285	296,802
4.20%, 09/27/23 (Call 08/27/23)	200	210,794
Assured Guaranty U.S. Holdings Inc., 5.00%, 07/01/24	250	274,940
Athene Global Funding
2.75%, 06/25/24(b)	100	101,117
3.00%, 07/01/22(b)	615	624,127
AXA Equitable Holdings Inc., 3.90%, 04/20/23 (Call 03/20/23)	195	204,442
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	349	360,883
4.25%, 01/15/21	415	427,321
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)	379	381,153
2.75%, 03/15/23 (Call 01/15/23)	485	499,720
3.00%, 02/11/23	55	57,127
3.40%, 01/31/22	110	114,110
3.75%, 08/15/21	135	139,567
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22(e)	400	401,268
Cloverie PLC for Swiss Re Corporate Solutions Ltd., 4.50%, 09/11/44 (Call 09/11/24)(e)(g)	250	260,317
Enstar Group Ltd., 4.50%, 03/10/22 (Call 02/10/22)	150	155,612
Fidelity National Financial Inc., 5.50%, 09/01/22	175	190,374
Five Corners Funding Trust, 4.42%, 11/15/23(b)	920	998,568
Fortune Star BVI Ltd., 5.25%, 03/23/22 (Call 03/23/20)(e)	800	799,432
Genworth Holdings Inc.
4.80%, 02/15/24(d)	100	92,688
4.90%, 08/15/23	100	94,315
7.20%, 02/15/21	100	102,540

Security	Par (000)	Value

Insurance (continued)
7.63%, 09/24/21	$175	$181,150
Guardian Life Global Funding
1.95%, 10/27/21(b)	250	249,940
2.90%, 05/06/24(b)	350	361,039
3.40%, 04/25/23(b)(d)	50	52,043
Hanwha Life Insurance Co. Ltd., 4.70%, (Call 04/23/23)(e)(f)(g)	380	385,069
Jackson National Life Global Funding
2.60%, 12/09/20(b)	225	226,571
2.65%, 06/21/24(b)	200	203,340
3.30%, 06/11/21(b)	385	392,792
3.30%, 02/01/22(b)	35	35,989
Liberty Mutual Group Inc.
4.25%, 06/15/23(b)	476	506,150
5.00%, 06/01/21(b)	490	509,972
Lincoln National Corp.
4.00%, 09/01/23	325	346,460
4.20%, 03/15/22	185	193,677
Loews Corp., 2.63%, 05/15/23 (Call 02/15/23)	185	188,434
Marsh & McLennan Companies Inc.
2.75%, 01/30/22 (Call 12/30/21)	200	202,996
3.50%, 12/29/20	35	35,601
3.88%, 03/15/24 (Call 02/15/24)	545	581,700
4.80%, 07/15/21 (Call 04/15/21)	138	143,666
MassMutual Global Funding II
2.45%, 11/23/20(b)	500	503,460
2.50%, 04/13/22(b)	500	505,950
2.75%, 06/22/24(b)(d)	250	256,615
MetLife Inc.
3.60%, 04/10/24	60	63,749
Series D, 4.37%, 09/15/23	160	173,693
Series N, 3.05%, 12/15/22	100	104,350
Metropolitan Life Global Funding I
1.95%, 09/15/21(b)	250	250,075
2.40%, 01/08/21(b)	500	503,410
2.40%, 06/17/22(b)	310	312,929
2.50%, 12/03/20(b)	150	150,984
2.65%, 04/08/22(b)	220	223,388
3.45%, 10/09/21(b)	150	154,313
3.60%, 01/11/24(b)	500	529,675
3.88%, 04/11/22(b)	500	521,695
MGIC Investment Corp., 5.75%, 08/15/23	130	143,404
New York Life Global Funding
2.00%, 04/13/21(b)	650	651,638
2.25%, 07/12/22(b)	105	105,906
2.30%, 06/10/22(b)(d)	300	302,988
2.88%, 04/10/24(b)	168	174,340
2.90%, 01/17/24(b)	250	259,587
3.25%, 08/06/21(b)	105	107,542
Pricoa Global Funding I
2.45%, 09/21/22(b)	150	151,742
2.55%, 11/24/20(b)	250	251,825
3.45%, 09/01/23(b)	370	387,357
Primerica Inc., 4.75%, 07/15/22	157	166,913
Principal Financial Group Inc.
3.13%, 05/15/23	10	10,322
3.30%, 09/15/22	25	25,840
Principal Life Global Funding II, 2.63%, 11/19/20(b)	125	125,729
Progressive Corp. (The), 3.75%, 08/23/21	50	51,637

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Protective Life Global Funding
2.00%, 09/14/21(b)	$250	$249,378
2.62%, 08/22/22(b)	500	505,400
Prudential Financial Inc.
3.50%, 05/15/24	70	74,486
4.50%, 11/16/21	385	404,527
5.63%, 06/15/43 (Call 06/15/23)(g)	300	325,389
5.88%, 09/15/42 (Call 09/15/22)(g)	160	173,315
Radian Group Inc., 4.50%, 10/01/24 (Call 07/01/24)	125	131,000
Reinsurance Group of America Inc., 5.00%, 06/01/21	285	297,577
Reliance Standard Life Global Funding II, 3.85%, 09/19/23(b)	438	461,735
Sunshine Life Insurance Corp. Ltd., 3.15%, 04/20/21(e)	200	198,838
Swiss Re Finance Luxembourg SA, 4.25%, (Call 09/04/24)(e)(f)(g)	400	409,344
Travelers Companies Inc. (The), 3.90%, 11/01/20	242	246,680
Union Life Insurance Co. Ltd., 3.00%, 09/19/21(e)	400	352,352
Unum Group, 4.00%, 03/15/24	525	557,172
Vigorous Champion International Ltd., 4.38%, 09/10/23(e)	200	210,138
Voya Financial Inc., 5.65%, 05/15/53 (Call 05/15/23)(g)	175	185,070
Willis North America Inc., 3.60%, 05/15/24 (Call 03/15/24)	35	36,673

		27,484,610

Internet — 0.3%
Alibaba Group Holding Ltd., 3.13%, 11/28/21 (Call 09/28/21)	670	681,926
Alphabet Inc.
3.38%, 02/25/24	135	143,598
3.63%, 05/19/21	360	370,138
Amazon.com Inc.
2.40%, 02/22/23 (Call 01/22/23)	595	606,668
2.50%, 11/29/22 (Call 08/29/22)	257	262,284
2.80%, 08/22/24 (Call 06/22/24)	16	16,642
3.30%, 12/05/21 (Call 10/05/21)	135	139,024
Baidu Inc.
2.88%, 07/06/22	240	241,992
3.50%, 11/28/22	200	205,544
3.88%, 09/29/23 (Call 08/29/23)	500	521,215
Booking Holdings Inc., 2.75%, 03/15/23 (Call 02/15/23)	25	25,597
Cogent Communications Group Inc.
5.38%, 03/01/22 (Call 12/01/21)(b)	100	104,252
5.63%, 04/15/21 (Call 12/02/19)(b)	25	25,261
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	250	252,660
2.75%, 01/30/23 (Call 12/30/22)	499	506,580
2.88%, 08/01/21 (Call 06/01/21)	315	319,671
3.80%, 03/09/22 (Call 02/09/22)	162	167,843
EIG Investors Corp., 10.88%, 02/01/24 (Call 12/02/19)	125	125,464
Netflix Inc.
5.38%, 02/01/21	125	129,425
5.50%, 02/15/22	200	212,032
5.75%, 03/01/24	125	137,774
Symantec Corp., 3.95%, 06/15/22 (Call 03/15/22)(d)	100	102,704
Tencent Holdings Ltd.
2.99%, 01/19/23 (Call 12/19/22)(e)	600	609,966
3.28%, 04/11/24 (Call 03/11/24)(e)	600	618,006
Uber Technologies Inc., 7.50%, 11/01/23 (Call 11/01/20)(b)(d)	150	152,802
VeriSign Inc., 4.63%, 05/01/23 (Call 12/02/19)	175	178,019
Weibo Corp., 3.50%, 07/05/24 (Call 06/05/24)(d)	500	509,325

Security	Par (000)	Value

Internet (continued)
Zayo Group LLC/Zayo Capital Inc., 6.00%, 04/01/23 (Call 12/02/19)	$350	$359,919

		7,726,331

Iron & Steel — 0.2%
AK Steel Corp.
7.50%, 07/15/23 (Call 12/02/19)	125	125,298
7.63%, 10/01/21 (Call 12/02/19)	125	122,441
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	150	154,050
7.88%, 08/15/23 (Call 05/15/23)	125	136,205
ArcelorMittal
3.60%, 07/16/24	250	255,863
5.50%, 03/01/21	235	244,604
6.25%, 02/25/22	275	297,575
Carpenter Technology Corp.
4.45%, 03/01/23 (Call 12/01/22)	50	51,563
5.20%, 07/15/21 (Call 04/15/21)	50	51,256
Cleveland-Cliffs Inc., 4.88%, 01/15/24 (Call 01/15/21)(b)	120	124,336
Commercial Metals Co., 4.88%, 05/15/23 (Call 02/15/23)	85	87,797
Evraz PLC
5.25%, 04/02/24(e)	200	213,186
5.38%, 03/20/23(e)	200	213,382
6.75%, 01/31/22(e)	400	432,316
GTL Trade Finance Inc./Gerdau Holdings Inc., 5.89%, 04/29/24 (Call 01/29/24)(e)	675	744,120
JSW Steel Ltd., 5.25%, 04/13/22(e)	400	405,772
Metalloinvest Finance DAC, 4.85%, 05/02/24(e)	200	212,136
Metinvest BV, 7.75%, 04/23/23 (Call 01/23/23)(e)	200	208,874
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	260	275,782
4.13%, 09/15/22 (Call 06/15/22)	35	36,878
POSCO, 4.00%, 08/01/23(e)	200	210,344
Reliance Steel & Aluminum Co., 4.50%, 04/15/23 (Call 01/15/23)	144	152,748
Severstal OAO Via Steel Capital SA, 5.90%, 10/17/22(e)	200	216,704
Shougang Group Co. Ltd., 4.00%, 05/23/24(e)	400	416,960
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 12/02/19)(d)	260	261,024
5.25%, 04/15/23 (Call 12/02/19)	169	172,417

		5,823,631

Leisure Time — 0.0%
24 Hour Fitness Worldwide Inc., 8.00%, 06/01/22 (Call 12/02/19)(b)(d)	135	98,218
Carlson Travel Inc., 6.75%, 12/15/23 (Call 12/15/19)(b)	200	205,392
NCL Corp. Ltd., 4.75%, 12/15/21 (Call 12/02/19)(b)(d)	146	148,126
Royal Caribbean Cruises Ltd.
2.65%, 11/28/20	125	125,728
5.25%, 11/15/22	145	157,199
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 12/02/19)(b)	150	153,792
5.38%, 04/15/23 (Call 12/02/19)(b)	150	153,888
Vista Outdoor Inc., 5.88%, 10/01/23 (Call 12/02/19)(d)	100	91,667

		1,134,010

Lodging — 0.2%
Arrow Bidco LLC, 9.50%, 03/15/24 (Call 03/15/21)(b)(d)	100	97,009
Boyd Gaming Corp., 6.88%, 05/15/23 (Call 11/15/19)	225	233,262
Choice Hotels International Inc., 5.75%, 07/01/22	170	184,476

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 12/02/19)(b)(d)	$175	$180,955
10.75%, 09/01/24 (Call 12/02/19)(b)	150	155,771
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 12/02/19)(b)	200	204,502
10.25%, 11/15/22 (Call 12/02/19)(b)	110	116,782
Las Vegas Sands Corp., 3.20%, 08/08/24 (Call 07/08/24)	375	383,775
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)	393	395,633
2.88%, 03/01/21 (Call 02/01/21)	220	222,297
3.25%, 09/15/22 (Call 06/15/22)	25	25,709
3.60%, 04/15/24 (Call 03/15/24)	305	321,586
Series Z, 4.15%, 12/01/23 (Call 11/01/23)	18	19,261
MGM China Holdings Ltd., 5.38%, 05/15/24 (Call 05/15/21)(b)	200	209,716
MGM Resorts International
6.00%, 03/15/23	325	358,949
6.63%, 12/15/21	350	379,578
7.75%, 03/15/22	290	324,800
Minor International PCL, 4.66%, (Call 12/04/21)(e)(f)(g)	200	205,870
Sands China Ltd., 4.60%, 08/08/23 (Call 07/08/23)	580	614,000
Studio City Co. Ltd., 7.25%, 11/30/21 (Call 12/02/19)(b)	200	205,020
Wyndham Destinations Inc.
3.90%, 03/01/23 (Call 12/01/22)	125	126,306
4.25%, 03/01/22 (Call 12/01/21)	185	189,201
5.63%, 03/01/21	77	79,814
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/23 (Call 02/28/23)(b)	200	207,006

		5,441,278

Machinery — 0.4%
ABB Finance USA Inc.
2.88%, 05/08/22	535	547,729
3.38%, 04/03/23 (Call 03/03/23)	250	260,600
ATS Automation Tooling Systems Inc., 6.50%, 06/15/23 (Call 12/02/19)(b)	50	51,662
Briggs & Stratton Corp., 6.88%, 12/15/20	44	43,583
Caterpillar Financial Services Corp.
1.70%, 08/09/21	520	518,762
2.40%, 06/06/22	160	162,110
2.55%, 11/29/22	33	33,644
2.85%, 06/01/22	100	102,406
2.85%, 05/17/24	260	268,861
2.95%, 02/26/22	290	297,192
3.15%, 09/07/21	250	255,970
3.30%, 06/09/24	510	536,724
3.45%, 05/15/23	160	168,221
3.65%, 12/07/23	315	334,719
Series I, 2.65%, 05/17/21	165	167,018
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	185	188,247
3.40%, 05/15/24 (Call 02/15/24)	450	475,186
3.90%, 05/27/21	295	304,440
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 12/15/19)(b)	110	104,551
Cloud Crane LLC, 10.13%, 08/01/24 (Call 12/02/19)(b)	165	174,227
CNH Industrial Capital LLC
3.88%, 10/15/21	225	231,415
4.38%, 11/06/20	173	176,666
4.38%, 04/05/22	226	236,690
4.88%, 04/01/21	150	155,290
CNH Industrial NV, 4.50%, 08/15/23	75	80,142

Security	Par (000)	Value

Machinery (continued)
Cummins Inc., 3.65%, 10/01/23 (Call 07/01/23)	$50	$53,064
Deere & Co., 2.60%, 06/08/22 (Call 03/08/22)	190	193,591
Flowserve Corp., 3.50%, 09/15/22 (Call 06/15/22)	50	51,301
John Deere Capital Corp.
2.15%, 09/08/22	385	388,384
2.30%, 06/07/21	135	136,021
2.35%, 01/08/21	210	211,252
2.55%, 01/08/21	150	151,153
2.60%, 03/07/24	375	383,842
2.65%, 01/06/22	155	157,654
2.65%, 06/24/24	45	46,251
2.70%, 01/06/23	50	51,212
2.80%, 03/04/21	150	152,001
2.80%, 01/27/23	10	10,276
2.80%, 03/06/23	490	504,328
2.88%, 03/12/21	100	101,325
2.95%, 04/01/22	120	123,103
3.13%, 09/10/21	165	168,826
3.15%, 10/15/21	140	143,511
3.20%, 01/10/22	35	35,998
3.35%, 06/12/24	25	26,447
3.45%, 06/07/23	120	126,094
3.45%, 01/10/24	320	338,387
3.65%, 10/12/23	170	180,865
3.90%, 07/12/21	75	77,548
Nvent Finance Sarl, 3.95%, 04/15/23 (Call 03/15/23)	75	76,054
Roper Technologies Inc.
2.80%, 12/15/21 (Call 11/15/21)	165	167,609
3.00%, 12/15/20 (Call 11/15/20)	185	186,907
3.13%, 11/15/22 (Call 08/15/22)	75	76,996
3.65%, 09/15/23 (Call 08/15/23)	485	511,656
Vertiv Group Corp., 9.25%, 10/15/24 (Call 12/02/19)(b)	250	235,630
Vertiv Intermediate Holding Corp. (13.00% PIK), 12.00%, 02/15/22 (Call 12/02/19)(b)(h)	140	115,814
Wabtec Corp., 4.40%, 03/15/24 (Call 02/15/24)	90	96,010
Xylem Inc./NY, 4.88%, 10/01/21	50	52,549
Zoomlion HK SPV Co. Ltd., 6.13%, 12/20/22(b)	200	203,240

		11,410,954

Manufacturing — 0.3%
3M Co.
1.63%, 09/19/21 (Call 08/19/21)	125	124,675
1.75%, 02/14/23 (Call 01/14/23)	200	199,312
2.00%, 06/26/22	255	256,943
2.75%, 03/01/22 (Call 02/01/22)	65	66,382
3.00%, 09/14/21 (Call 08/14/21)	215	219,457
3.25%, 02/14/24 (Call 01/14/24)	235	247,173
Actuant Corp., 5.63%, 06/15/22 (Call 12/02/19)	75	75,770
Eaton Corp., 2.75%, 11/02/22	350	357,469
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22 (Call 11/15/19)(b)	146	145,812
General Electric Co.
2.70%, 10/09/22	1,130	1,137,209
3.10%, 01/09/23	100	101,774
3.15%, 09/07/22	225	229,261
3.38%, 03/11/24	50	51,628
3.45%, 05/15/24 (Call 02/13/24)	265	273,541
4.63%, 01/07/21	350	359,079
4.65%, 10/17/21	700	730,149
5.30%, 02/11/21	410	424,284
Illinois Tool Works Inc., 3.38%, 09/15/21 (Call 06/15/21)	75	76,907

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
Ingersoll-Rand Global Holding Co. Ltd.
2.90%, 02/21/21	$150	$151,443
4.25%, 06/15/23	206	219,891
LSB Industries Inc., 9.63%, 05/01/23 (Call 05/01/20)(b)(d)	120	127,811
Parker-Hannifin Corp., 2.70%, 06/14/24 (Call 05/14/24)	155	158,072
Siemens Financieringsmaatschappij NV
1.70%, 09/15/21(b)	260	259,262
2.00%, 09/15/23(b)	250	249,845
2.90%, 05/27/22(b)	750	768,277
Sunny Optical Technology Group Co. Ltd., 3.75%, 01/23/23(e)	200	204,166

		7,215,592

Media — 0.8%
Altice Financing SA, 6.63%, 02/15/23 (Call 12/02/19)(b)	550	564,756
Altice Finco SA, 8.13%, 01/15/24 (Call 12/02/19)(b)	200	206,536
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/02/19)	175	176,367
5.00%, 04/01/24 (Call 04/01/20)	250	254,967
Cablevision Systems Corp., 5.88%, 09/15/22	200	215,712
CBS Corp.
2.50%, 02/15/23 (Call 01/15/23)	375	377,141
2.90%, 06/01/23 (Call 05/01/23)	55	56,069
3.38%, 03/01/22 (Call 12/01/21)	307	314,515
3.70%, 08/15/24 (Call 05/15/24)	38	39,903
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/15/19)(b)	150	152,565
5.13%, 02/15/23 (Call 12/02/19)	300	305,319
5.13%, 05/01/23 (Call 12/02/19)(b)	320	327,712
5.25%, 09/30/22 (Call 12/02/19)	275	278,437
5.75%, 09/01/23 (Call 12/02/19)	125	127,500
5.75%, 01/15/24 (Call 12/02/19)	37	37,892
5.88%, 04/01/24 (Call 12/02/19)(b)	450	469,129
Cengage Learning Inc., 9.50%, 06/15/24 (Call 12/02/19)(b)	150	134,348
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (Call 05/23/22)	1,198	1,259,218
4.50%, 02/01/24 (Call 01/01/24)	125	134,350
Clear Channel Worldwide Holdings Inc., 9.25%, 02/15/24 (Call 02/15/21)(b)(d)	536	590,007
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	155	189,187
Comcast Corp.
1.63%, 01/15/22 (Call 12/15/21)	40	39,965
2.75%, 03/01/23 (Call 02/01/23)	485	497,644
2.85%, 01/15/23	400	411,620
3.00%, 02/01/24 (Call 01/01/24)	250	259,762
3.13%, 07/15/22	555	575,169
3.45%, 10/01/21	215	221,714
3.60%, 03/01/24	845	899,967
3.70%, 04/15/24 (Call 03/15/24)	490	524,555
Cox Communications Inc.
2.95%, 06/30/23 (Call 03/30/23)(b)	210	215,191
3.25%, 12/15/22(b)	580	598,160
CSC Holdings LLC
5.25%, 06/01/24(d)	200	215,816
5.38%, 07/15/23 (Call 11/12/19)(b)	200	205,334
6.75%, 11/15/21	275	296,359
Discovery Communications LLC
2.95%, 03/20/23 (Call 02/20/23)	375	381,911
3.25%, 04/01/23	110	113,156

Security	Par (000)	Value

Media (continued)
3.50%, 06/15/22 (Call 04/15/22)	$485	$498,939
4.38%, 06/15/21	85	87,949
DISH DBS Corp.
5.00%, 03/15/23	450	453,217
5.88%, 07/15/22	535	559,155
6.75%, 06/01/21	500	525,130
Fox Corp.
3.67%, 01/25/22(b)	25	25,895
4.03%, 01/25/24 (Call 12/25/23)(b)	485	518,058
Lee Enterprises Inc., 9.50%, 03/15/22 (Call 12/02/19)(b)	125	124,236
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 05/15/24 (Call 12/02/19)(b)	100	83,491
Mediacom Broadband LLC/Mediacom Broadband Corp., 5.50%, 04/15/21 (Call 12/02/19)	12	12,002
NBCUniversal Media LLC
2.88%, 01/15/23	350	360,703
4.38%, 04/01/21	614	635,539
Nexstar Broadcasting Inc.
5.88%, 11/15/22 (Call 11/12/19)	100	101,842
6.13%, 02/15/22 (Call 11/12/19)(b)	100	101,454
Quebecor Media Inc., 5.75%, 01/15/23	220	238,119
Radiate Holdco LLC/Radiate Finance Inc., 6.88%, 02/15/23 (Call 02/15/20)(b)	85	86,707
Salem Media Group Inc., 6.75%, 06/01/24 (Call 06/01/20)(b)(d)	50	43,098
Sinclair Television Group Inc., 6.13%, 10/01/22 (Call 11/15/19)	145	146,840
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)(b)	260	265,632
4.63%, 05/15/23 (Call 12/02/19)(b)	125	127,151
4.63%, 07/15/24 (Call 07/15/21)(b)	400	418,140
TEGNA Inc.
4.88%, 09/15/21 (Call 12/02/19)(b)	100	100,265
6.38%, 10/15/23 (Call 12/02/19)	150	154,698
Thomson Reuters Corp., 4.30%, 11/23/23 (Call 08/23/23)	25	26,739
Time Warner Cable LLC
4.00%, 09/01/21 (Call 06/01/21)	510	522,877
4.13%, 02/15/21 (Call 11/15/20)	250	254,675
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	325	386,350
TWDC Enterprises 18 Corp.
2.30%, 02/12/21	393	395,413
2.35%, 12/01/22	536	544,619
2.45%, 03/04/22	125	127,139
2.55%, 02/15/22	33	33,590
3.75%, 06/01/21	143	147,549
Univision Communications Inc.
5.13%, 05/15/23 (Call 12/02/19)(b)	295	296,826
6.75%, 09/15/22 (Call 12/02/19)(b)	174	176,965
Urban One Inc., 7.38%, 04/15/22 (Call 12/02/19)(b)	100	96,499
Viacom Inc.
3.88%, 12/15/21	220	227,784
3.88%, 04/01/24 (Call 01/01/24)	35	36,802
4.25%, 09/01/23 (Call 06/01/23)	30	31,885
4.50%, 03/01/21	10	10,307
5.88%, 02/28/57 (Call 02/28/22)(g)	150	155,940
Videotron Ltd.
5.00%, 07/15/22	225	238,216
5.38%, 06/15/24 (Call 03/15/24)(b)	175	190,304
VTR Finance BV, 6.88%, 01/15/24 (Call 11/12/19)(e)	250	256,400

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Walt Disney Co. (The)
1.65%, 09/01/22	$50	$49,931
1.75%, 08/30/24 (Call 07/30/24)	560	556,119
3.00%, 09/15/22(b)	245	253,198
4.50%, 02/15/21(b)	150	155,054

		22,507,394

Metal Fabricate & Hardware — 0.0%
Grinding Media Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (Call 12/15/19)(b)	200	193,228
Hillman Group Inc. (The), 6.38%, 07/15/22 (Call 12/02/19)(b)	50	46,306
Precision Castparts Corp., 2.50%, 01/15/23 (Call 10/15/22)	453	460,529

		700,063

Mining — 0.5%
Aleris International Inc., 10.75%, 07/15/23 (Call 07/15/20)(b)(d)	130	136,444
ALROSA Finance SA, 7.75%, 11/03/20(e)	200	210,512
Anglo American Capital PLC, 3.75%, 04/10/22(b)	230	236,247
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22	240	252,727
Barminco Finance Pty Ltd., 6.63%, 05/15/22 (Call 12/02/19)(b)	150	154,549
Barrick Gold Corp., 3.85%, 04/01/22	75	77,701
BHP Billiton Finance USA Ltd., 2.88%, 02/24/22	485	495,738
Century Aluminum Co., 7.50%, 06/01/21 (Call 12/02/19)(b)	75	72,717
Chalco Hong Kong Investment Co. Ltd., 4.88%, 09/07/21(e)	200	206,268
Chinalco Capital Holdings Ltd.
4.00%, 08/25/21(e)	200	201,662
4.10%, (Call 09/11/24)(e)(f)(g)	400	403,180
4.25%, 04/21/22(e)	200	202,824
Constellium SE, 5.75%, 05/15/24 (Call 12/02/19)(b)	250	257,160
Eldorado Gold Corp., 9.50%, 06/01/24 (Call 12/01/21)(b)(d)	75	81,003
Ferroglobe PLC/Globe Specialty Metals Inc., 9.38%, 03/01/22 (Call 12/02/19)(b)	150	96,384
First Quantum Minerals Ltd., 7.25%, 05/15/22 (Call 11/29/19)(e)	400	400,844
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)(b)	225	231,932
5.13%, 03/15/23 (Call 12/15/22)(b)	160	166,939
5.13%, 05/15/24 (Call 02/15/24)(b)	200	210,000
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)	520	524,311
3.88%, 03/15/23 (Call 12/15/22)	500	508,670
4.00%, 11/14/21	50	50,958
Fresnillo PLC, 5.50%, 11/13/23(e)	600	656,892
Glencore Finance Canada Ltd.
4.25%, 10/25/22(b)	422	441,581
4.95%, 11/15/21(b)	160	167,725
Glencore Funding LLC
3.00%, 10/27/22 (Call 09/27/22)(b)	200	202,364
4.13%, 05/30/23(b)	580	606,599
4.13%, 03/12/24 (Call 02/12/24)(b)	300	315,183
4.63%, 04/29/24(b)	165	176,893
Hecla Mining Co., 6.88%, 05/01/21 (Call 12/02/19)(d)	150	147,466
Hudbay Minerals Inc., 7.25%, 01/15/23 (Call 11/07/19)(b)	130	134,238
Indonesia Asahan Aluminium Persero PT, 5.71%, 11/15/23(e)	300	330,399
Joseph T Ryerson & Son Inc., 11.00%, 05/15/22 (Call 12/02/19)(b)(d)	100	105,735
Kaiser Aluminum Corp., 5.88%, 05/15/24 (Call 12/02/19)	106	110,152

Security	Par (000)	Value

Mining (continued)
Kinross Gold Corp., 5.13%, 09/01/21 (Call 06/01/21)	$200	$207,556
Minera y Metalurgica del Boleo SAPI de CV, 3.25%, 04/17/24(e)	200	205,084
Minmetals Bounteous Finance BVI Ltd., 3.13%, 07/27/21(e)	400	402,520
MMC Norilsk Nickel OJSC via MMC Finance DAC
3.85%, 04/08/22(e)	600	611,160
4.10%, 04/11/23(e)	400	412,368
MMC Norilsk Nickel OJSC Via MMC Finance DAC, 3.38%, 10/28/24(b)	500	502,395
Mountain Province Diamonds Inc., 8.00%, 12/15/22 (Call 12/15/19)(b)	75	73,051
New Gold Inc., 6.25%, 11/15/22 (Call 11/07/19)(b)	150	150,069
Newcrest Finance Pty Ltd., 4.20%, 10/01/22(b)	250	261,572
Newmont Goldcorp Corp.
3.50%, 03/15/22 (Call 12/15/21)	355	365,618
3.63%, 06/09/21 (Call 04/09/21)	10	10,214
3.70%, 03/15/23 (Call 12/15/22)	410	427,478
Northwest Acquisitions ULC/Dominion Finco Inc., 7.13%, 11/01/22 (Call 11/12/19)(b)	160	80,005
Novelis Corp., 6.25%, 08/15/24 (Call 12/02/19)(b)(d)	165	173,083
Petra Diamonds U.S. Treasury PLC, 7.25%, 05/01/22 (Call 11/29/19)(d)(e)	200	140,000
Petropavlovsk 2016 Ltd., 8.13%, 11/14/22 (Call 08/14/22)(e)	400	403,820
Polyus Finance PLC, 5.25%, 02/07/23(e)	200	212,068
Rusal Capital DAC, 5.13%, 02/02/22(e)	400	407,248
Southern Copper Corp., 3.50%, 11/08/22	100	102,887
Taseko Mines Ltd., 8.75%, 06/15/22 (Call 12/02/19)(b)	60	53,228
Vedanta Resources Finance II PLC, 8.00%, 04/23/23(e)	200	202,040
Vedanta Resources Ltd.
6.13%, 08/09/24 (Call 08/09/21)(e)	200	183,766
7.13%, 05/31/23(e)	200	198,338
8.25%, 06/07/21(e)	500	520,715

		14,880,280

Multi-National — 0.0%
Black Sea Trade & Development Bank, 3.50%, 06/25/24(e)	200	205,594

Office & Business Equipment — 0.1%
Pitney Bowes Inc.
4.13%, 10/01/21 (Call 09/01/21)	150	150,943
4.38%, 05/15/22 (Call 04/15/22)	125	125,018
4.63%, 03/15/24 (Call 12/15/23)	125	117,584
5.20%, 04/01/23 (Call 03/01/23)	125	123,525
Xerox Corp.
2.75%, 09/01/20	83	82,915
4.07%, 03/17/22	85	86,612
4.13%, 03/15/23 (Call 02/15/23)	475	484,438
4.50%, 05/15/21	275	281,946

		1,452,981

Oil & Gas — 2.2%
Aker BP ASA
4.75%, 06/15/24 (Call 06/15/21)(b)	200	208,016
6.00%, 07/01/22 (Call 12/02/19)(b)	150	154,907
American Energy- Permian Basin LLC, 12.00%, 10/01/24 (Call 10/01/21)(b)	57	40,176
Antero Resources Corp.
5.13%, 12/01/22 (Call 12/02/19)	300	225,117
5.38%, 11/01/21 (Call 12/02/19)	250	223,225
5.63%, 06/01/23 (Call 12/02/19)(d)	225	160,380
Apache Corp., 3.25%, 04/15/22 (Call 01/15/22)	110	111,536

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22 (Call 04/01/20)(b)	$259	$246,830
Athabasca Oil Corp., 9.88%, 02/24/22 (Call 12/02/19)(b)	125	116,446
Baytex Energy Corp.
5.13%, 06/01/21 (Call 12/02/19)(b)	120	117,638
5.63%, 06/01/24 (Call 12/02/19)(b)	100	89,015
BG Energy Capital PLC, 4.00%, 10/15/21(b)	200	207,244
Bharat Petroleum Corp. Ltd., 4.38%, 01/24/22(e)	400	413,228
BP Capital Markets America Inc.
2.11%, 09/16/21 (Call 08/16/21)	301	302,174
2.52%, 09/19/22 (Call 08/19/22)	116	117,906
2.75%, 05/10/23	510	522,592
3.22%, 04/14/24 (Call 02/14/24)	295	307,891
3.25%, 05/06/22	571	589,380
3.79%, 02/06/24 (Call 01/06/24)	400	426,872
4.74%, 03/11/21	400	415,796
BP Capital Markets PLC
2.50%, 11/06/22	315	320,112
3.06%, 03/17/22	358	367,526
3.56%, 11/01/21	631	651,444
3.81%, 02/10/24	95	101,499
3.99%, 09/26/23	525	562,438
Bruin E&P Partners LLC, 8.88%, 08/01/23 (Call 08/01/20)(b)	170	112,634
California Resources Corp., 8.00%, 12/15/22 (Call 12/02/19)(b)(d)	525	162,750
Callon Petroleum Co., 6.13%, 10/01/24 (Call 12/02/19)	150	142,838
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.63%, 01/15/22 (Call 12/02/19)(d)	100	98,007
7.75%, 04/15/23 (Call 12/02/19)(d)	100	95,292
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (Call 12/15/22)	575	586,580
3.45%, 11/15/21 (Call 08/15/21)	190	194,771
3.80%, 04/15/24 (Call 01/15/24)(d)	55	58,170
Carrizo Oil & Gas Inc., 6.25%, 04/15/23 (Call 12/02/19)(d)	175	164,425
Cenovus Energy Inc.
3.00%, 08/15/22 (Call 05/15/22)	25	25,263
3.80%, 09/15/23 (Call 06/15/23)	75	77,622
Chaparral Energy Inc., 8.75%, 07/15/23 (Call 07/15/20)(b)(d)	50	21,103
Chesapeake Energy Corp., 7.00%, 10/01/24 (Call 04/01/21)	225	152,651
Chevron Corp.
2.10%, 05/16/21 (Call 04/15/21)	715	718,360
2.36%, 12/05/22 (Call 09/05/22)	626	635,327
2.41%, 03/03/22 (Call 01/03/22)	190	192,483
2.42%, 11/17/20 (Call 10/17/20)	575	578,375
2.50%, 03/03/22 (Call 02/03/22)	190	192,960
2.57%, 05/16/23 (Call 03/16/23)	50	51,187
2.90%, 03/03/24 (Call 01/03/24)	60	62,497
3.19%, 06/24/23 (Call 03/24/23)	570	595,051
Cimarex Energy Co., 4.38%, 06/01/24 (Call 03/01/24)	310	324,756
Citgo Holding Inc., 9.25%, 08/01/24 (Call 08/01/21)(b)	305	319,109
CITGO Petroleum Corp., 6.25%, 08/15/22 (Call 12/02/19)(b)	50	50,253
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23(e)	200	214,890
CNOOC Finance 2011 Ltd., 4.25%, 01/26/21(b)	400	409,320
CNOOC Finance 2012 Ltd., 3.88%, 05/02/22(b)	700	724,612
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	1,400	1,425,046
CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/24	200	214,384
CNPC General Capital Ltd., 3.40%, 04/16/23(e)	200	206,110
CNPC HK Overseas Capital Ltd., 4.50%, 04/28/21(b)	346	356,650

Security	Par (000)	Value

Oil & Gas (continued)
CNX Resources Corp., 5.88%, 04/15/22 (Call 12/02/19)	$229	$223,804
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	25	25,577
4.50%, 04/15/23 (Call 01/15/23)	633	657,966
5.00%, 09/15/22 (Call 12/02/19)	316	318,452
CVR Refining LLC/Coffeyville Finance Inc., 6.50%, 11/01/22 (Call 12/02/19)	150	151,989
Denbury Resources Inc.
7.75%, 02/15/24 (Call 08/15/20)(b)(d)	147	108,017
9.00%, 05/15/21 (Call 12/02/19)(b)	175	154,436
9.25%, 03/31/22 (Call 12/02/19)(b)	114	94,507
Diamond Offshore Drilling Inc., 3.45%, 11/01/23 (Call 08/01/23)	75	61,247
Dolphin Energy Ltd. LLC, 5.50%, 12/15/21(b)	200	212,542
Ecopetrol SA, 5.88%, 09/18/23	604	671,684
Encana Corp., 3.90%, 11/15/21 (Call 08/15/21)	25	25,645
Energen Corp., 4.63%, 09/01/21 (Call 06/01/21)	100	101,571
Eni SpA, Series X-R, 4.00%, 09/12/23(b)	300	317,175
Ensign Drilling Inc., 9.25%, 04/15/24 (Call 04/15/21)(b)	200	173,432
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	310	316,305
4.10%, 02/01/21	322	330,736
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)(d)	534	509,644
4.88%, 11/15/21	87	89,008
Equinor ASA
2.45%, 01/17/23	575	585,097
2.65%, 01/15/24	270	277,908
2.75%, 11/10/21	488	497,106
2.90%, 11/08/20	585	590,903
3.15%, 01/23/22	533	548,249
3.70%, 03/01/24	465	497,755
Extraction Oil & Gas Inc., 7.38%, 05/15/24 (Call 05/15/20)(b)	100	42,755
Exxon Mobil Corp.
1.90%, 08/16/22	110	110,647
2.02%, 08/16/24 (Call 07/16/24)	245	246,913
2.22%, 03/01/21 (Call 02/01/21)	1,425	1,434,334
2.40%, 03/06/22 (Call 01/06/22)	235	238,436
2.73%, 03/01/23 (Call 01/01/23)	115	118,301
Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23(e)	400	444,188
Gazprom OAO Via Gaz Capital SA
4.95%, 07/19/22(e)	600	634,806
6.00%, 01/23/21(e)	200	208,644
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 09/30/21 (Call 12/02/19)(b)	80	65,388
GS Caltex Corp., 3.00%, 06/04/24(e)	400	407,212
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 12/02/19)	125	80,321
6.63%, 05/01/23 (Call 12/02/19)(d)	100	74,814
Harvest Operations Corp., 4.20%, 06/01/23 (Call 05/01/23)(e)	200	213,258
HighPoint Operating Corp., 7.00%, 10/15/22 (Call 12/02/19)	100	90,853
Husky Energy Inc.
3.95%, 04/15/22 (Call 01/15/22)	15	15,512
4.00%, 04/15/24 (Call 01/15/24)	250	262,697
Indian Oil Corp. Ltd., 4.75%, 01/16/24(e)	600	639,960

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Ithaca Energy North Sea PLC, 9.38%, 07/15/24 (Call 07/15/21)(b)	$200	$203,294
KazMunayGas National Co. JSC
3.88%, 04/19/22(e)	200	205,306
4.40%, 04/30/23(e)	210	221,691
Korea National Oil Corp., 2.00%, 10/24/21(b)	200	199,510
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 12/02/19)	125	120,273
6.25%, 03/15/23 (Call 12/02/19)(d)	125	113,941
Lonestar Resources America Inc., 11.25%, 01/01/23 (Call 01/01/21)(b)	75	52,481
Lukoil International Finance BV
4.56%, 04/24/23(e)	400	422,344
6.13%, 11/09/20(e)	500	519,185
6.66%, 06/07/22(e)	300	330,540
Marathon Oil Corp., 2.80%, 11/01/22 (Call 08/01/22)	296	299,771
Marathon Petroleum Corp.
3.40%, 12/15/20 (Call 11/15/20)	340	344,716
4.75%, 12/15/23 (Call 10/15/23)	165	179,429
5.13%, 03/01/21	603	627,681
5.38%, 10/01/22 (Call 12/02/19)	173	175,073
MEG Energy Corp.
6.38%, 01/30/23 (Call 12/02/19)(b)	195	183,965
7.00%, 03/31/24 (Call 12/02/19)(b)	250	235,727
Montage Resources Corp., 8.88%, 07/15/23 (Call 12/02/19)	125	95,589
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	200	201,310
4.20%, 12/01/22 (Call 09/01/22)	150	153,125
6.88%, 08/15/24 (Call 12/02/19)(d)	150	158,307
Nabors Industries Inc.
4.63%, 09/15/21	175	162,311
5.10%, 09/15/23 (Call 06/15/23)	100	76,416
5.50%, 01/15/23 (Call 11/15/22)	175	147,266
Newfield Exploration Co.
5.63%, 07/01/24	500	547,955
5.75%, 01/30/22	347	369,940
Noble Holding International Ltd., 7.75%, 01/15/24 (Call 10/15/23)	114	69,208
Nostrum Oil & Gas Finance BV, 8.00%, 07/25/22 (Call 11/11/19)(e)	200	108,598
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 12/02/19)	242	212,137
6.88%, 01/15/23 (Call 12/02/19)	150	129,768
Occidental Petroleum Corp.
2.60%, 08/13/21	25	25,161
2.60%, 04/15/22 (Call 03/15/22)	170	171,236
2.70%, 08/15/22	170	171,906
2.70%, 02/15/23 (Call 11/15/22)	325	327,629
2.90%, 08/15/24 (Call 07/15/24)	778	786,402
3.13%, 02/15/22 (Call 11/15/21)	390	396,486
4.85%, 03/15/21 (Call 02/15/21)	470	485,928
6.95%, 07/01/24	250	294,785
Series 1, 4.10%, 02/01/21 (Call 11/01/20)	457	465,482
ONGC Videsh Vankorneft Pte Ltd., 2.88%, 01/27/22(e)	400	401,044
Pacific Drilling SA, 8.38%, 10/01/23 (Call 10/01/20)(b)	190	151,688
Pacific Drilling SA (12.00% PIK), 11.00%, 04/01/24 (Call 04/01/20)(b)(d)(h)	80	32,930
Parsley Energy LLC/Parsley Finance Corp., 6.25%, 06/01/24 (Call 12/02/19)(b)	100	104,112

Security	Par (000)	Value

Oil & Gas (continued)
PBF Holding Co. LLC/PBF Finance Corp., 7.00%, 11/15/23 (Call 12/02/19)	$170	$175,828
PDC Energy Inc., 6.13%, 09/15/24 (Call 12/02/19)	100	97,035
Pertamina Persero PT
4.30%, 05/20/23(e)	400	422,916
4.88%, 05/03/22(e)	600	634,104
Petrobras Global Finance BV
4.38%, 05/20/23	700	730,730
5.38%, 01/27/21	402	416,062
6.25%, 03/17/24	400	448,528
Petroleos Mexicanos
3.50%, 01/30/23	700	705,810
4.63%, 09/21/23	540	564,295
4.88%, 01/24/22	700	726,978
4.88%, 01/18/24	400	419,072
5.38%, 03/13/22	210	221,038
5.50%, 01/21/21	920	950,066
5.79%, 03/11/22, (3 mo. LIBOR US + 3.650%)(a)	215	224,279
Petronas Capital Ltd., 3.13%, 03/18/22(e)	700	714,007
Phillips 66, 4.30%, 04/01/22	520	548,912
Pioneer Natural Resources Co.
3.45%, 01/15/21 (Call 12/15/20)	115	116,750
3.95%, 07/15/22 (Call 04/15/22)	352	366,235
Precision Drilling Corp., 7.75%, 12/15/23 (Call 12/15/19)	75	70,135
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	175	166,667
5.38%, 10/01/22 (Call 07/01/22)	125	123,740
6.88%, 03/01/21	100	100,371
Range Resources Corp.
5.00%, 08/15/22 (Call 05/15/22)(d)	150	138,944
5.00%, 03/15/23 (Call 12/15/22)	175	151,289
5.75%, 06/01/21 (Call 03/01/21)	145	144,134
5.88%, 07/01/22 (Call 04/01/22)	100	95,080
Reliance Holdings USA Inc., 5.40%, 02/14/22(e)	250	265,647
Rosneft Oil Co. Via Rosneft International Finance DAC, 4.20%, 03/06/22(e)	600	615,540
Rowan Companies Inc.
4.75%, 01/15/24 (Call 10/15/23)	75	44,666
4.88%, 06/01/22 (Call 03/01/22)	200	134,000
Saudi Arabian Oil Co.
2.75%, 04/16/22(e)	600	607,374
2.88%, 04/16/24(e)	800	811,816
Seven Generations Energy Ltd.
6.75%, 05/01/23 (Call 12/02/19)(b)	105	106,644
6.88%, 06/30/23 (Call 12/02/19)(b)	150	152,780
Shell International Finance BV
1.75%, 09/12/21	615	613,905
1.88%, 05/10/21	720	720,763
2.25%, 11/10/20	280	281,193
2.25%, 01/06/23	10	10,107
2.38%, 08/21/22	265	269,110
3.40%, 08/12/23	15	15,814
3.50%, 11/13/23 (Call 10/13/23)	420	444,557
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23(e)	400	428,960
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24(e)	200	215,816
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 09/29/21(e)	200	198,738
2.75%, 05/03/21(e)	200	201,174

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Sinopec Group Overseas Development 2017 Ltd.
2.50%, 09/13/22(e)	$800	$802,208
3.00%, 04/12/22(e)	700	709,954
Sinopec Group Overseas Development 2018 Ltd., 3.75%, 09/12/23(e)	600	628,890
SM Energy Co.
5.00%, 01/15/24 (Call 12/02/19)	150	132,242
6.13%, 11/15/22 (Call 12/02/19)	125	120,186
Southwestern Energy Co., 4.10%, 03/15/22 (Call 12/15/21)	100	97,000
Suncor Energy Ventures Corp., 4.50%, 04/01/22(b)	100	103,489
Sunoco LP/Sunoco Finance Corp., 4.88%, 01/15/23 (Call 01/15/20)	275	282,235
Tapstone Energy LLC/Tapstone Energy Finance Corp., 9.75%, 06/01/22 (Call 06/01/20)(b)	50	12,747
Tecpetrol SA, 4.88%, 12/12/22 (Call 12/12/20)(d)(e)	180	166,262
Teine Energy Ltd., 6.88%, 09/30/22 (Call 12/02/19)(b)(d)	100	99,962
Total Capital Canada Ltd., 2.75%, 07/15/23	275	283,236
Total Capital International SA
2.22%, 07/12/21 (Call 06/12/21)	250	251,622
2.70%, 01/25/23	462	473,661
2.75%, 06/19/21	337	342,008
2.88%, 02/17/22	820	839,311
3.70%, 01/15/24	130	139,088
3.75%, 04/10/24	25	26,870
Total Capital SA, 4.13%, 01/28/21	140	143,907
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(b)	178	178,260
Transocean Inc.
5.80%, 10/15/22 (Call 07/15/22)	75	71,816
8.38%, 12/15/21	100	101,519
9.00%, 07/15/23 (Call 07/15/20)(b)	250	253,930
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 05/16/21)(b)	160	158,642
Tullow Oil PLC, 6.25%, 04/15/22 (Call 11/12/19)(b)	200	201,736
Ultra Resources Inc., 6.88%, 04/15/22 (Call 11/15/19)(b)	125	7,646
Unit Corp., 6.63%, 05/15/21 (Call 12/02/19)(d)	160	105,600
Valaris PLC, 8.00%, 01/31/24 (Call 10/31/23)(d)	100	62,984
Vantage Drilling International, 9.25%, 11/15/23 (Call 05/15/20)(b)	100	95,293
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp.
8.75%, 04/15/23 (Call 10/15/20)(b)	125	47,886
9.75%, 04/15/23 (Call 10/15/20)(b)	100	38,746
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/01/20)(b)	170	159,445
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)	225	211,478
6.25%, 04/01/23 (Call 01/01/23)	100	72,335
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	175	176,832
8.25%, 08/01/23 (Call 06/01/23)	125	139,590
YPF SA
8.50%, 03/23/21(e)	450	410,490
8.75%, 04/04/24(e)	200	166,912
		63,641,931

Oil & Gas Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp., 6.00%, 10/01/22 (Call 12/02/19)	75	75,767
Baker Hughes a GE Co. LLC, 3.20%, 08/15/21 (Call 11/07/19)	50	51,056
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	180	183,213

Security	Par (000)	Value

Oil & Gas Services (continued)
Basic Energy Services Inc., 10.75%, 10/15/23 (Call 10/15/20)(b)	$125	$87,694
CGG Holding U.S. Inc., 9.00%, 05/01/23 (Call 05/01/20)(b)	200	212,484
COSL Finance BVI Ltd., 3.25%, 09/06/22(b)	450	455,243
CSI Compressco LP/CSI Compressco Finance Inc., 7.25%, 08/15/22 (Call 12/02/19)	50	44,526
Forum Energy Technologies Inc., 6.25%, 10/01/21 (Call 12/02/19)	100	80,960
FTS International Inc., 6.25%, 05/01/22 (Call 12/02/19)(d)	100	71,496
Halliburton Co., 3.50%, 08/01/23 (Call 05/01/23)	300	312,168
KCA Deutag UK Finance PLC
7.25%, 05/15/21 (Call 12/02/19)(b)(d)	200	126,542
9.88%, 04/01/22 (Call 04/01/20)(b)(d)	200	125,626
McDermott Technology Americas Inc./McDermott Technology U.S. Inc., 10.63%, 05/01/24 (Call 05/01/21)(b)(d)	325	60,593
National Oilwell Varco Inc., 2.60%, 12/01/22 (Call 09/01/22)	405	408,507
Nine Energy Service Inc., 8.75%, 11/01/23 (Call 11/01/20)(b)	120	90,396
Pioneer Energy Services Corp., 6.13%, 03/15/22 (Call 12/02/19)	50	19,377
Schlumberger Finance Canada Ltd.
2.20%, 11/20/20(b)	426	427,640
2.65%, 11/20/22 (Call 10/20/22)(b)	270	275,054
Schlumberger Holdings Corp., 3.75%, 05/01/24 (Call 04/01/24)(b)	275	290,664
Schlumberger Investment SA
3.30%, 09/14/21 (Call 06/14/21)(b)	150	153,267
3.65%, 12/01/23 (Call 09/01/23)	260	274,973
Schlumberger Oilfield UK PLC, 4.20%, 01/15/21 (Call 10/15/20)(b)	400	407,912
SESI LLC, 7.13%, 12/15/21 (Call 12/02/19)	198	150,197
TechnipFMC PLC, 3.45%, 10/01/22 (Call 07/01/22)	25	25,517

		4,410,872

Packaging & Containers — 0.2%
ARD Finance SA (7.88% PIK), 7.13%, 09/15/23 (Call 11/11/19)(h)	200	207,712
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 09/15/22 (Call 11/11/19)(b)	200	203,316
4.63%, 05/15/23 (Call 12/02/19)(b)	400	409,116
Ball Corp.
4.00%, 11/15/23	350	367,059
4.38%, 12/15/20	227	231,270
5.00%, 03/15/22	200	211,480
Berry Global Inc.
5.13%, 07/15/23 (Call 12/02/19)	175	179,385
5.50%, 05/15/22 (Call 12/02/19)	175	177,572
6.00%, 10/15/22 (Call 12/02/19)	116	118,056
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	245	256,388
Graphic Packaging International LLC
4.75%, 04/15/21 (Call 01/15/21)	100	102,695
4.88%, 11/15/22 (Call 08/15/22)	150	157,721
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24 (Call 04/15/20)(b)	400	411,612
OI European Group BV, 4.00%, 03/15/23 (Call 12/15/22)(b)	75	74,745
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22(b)	125	129,079
5.88%, 08/15/23(b)	245	258,654

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
Packaging Corp. of America
2.45%, 12/15/20	$200	$200,698
3.90%, 06/15/22 (Call 03/15/22)	100	103,685
4.50%, 11/01/23 (Call 08/01/23)	150	161,365
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
5.13%, 07/15/23 (Call 12/02/19)(b)	450	461,529
7.00%, 07/15/24 (Call 12/02/19)(b)	200	207,250
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)(b)	125	131,955
5.25%, 04/01/23 (Call 01/01/23)(b)	125	134,026
6.50%, 12/01/20 (Call 09/01/20)(b)	100	103,205
Trident TPI Holdings Inc., 9.25%, 08/01/24 (Call 08/01/21)(b)	85	82,587
WestRock RKT LLC, 4.00%, 03/01/23 (Call 12/01/22)	300	314,031

		5,396,191

Pharmaceuticals — 1.4%
AbbVie Inc.
2.30%, 05/14/21 (Call 04/14/21)	660	662,937
2.85%, 05/14/23 (Call 03/14/23)	525	534,350
2.90%, 11/06/22	567	578,329
3.20%, 11/06/22 (Call 09/06/22)	195	200,288
3.38%, 11/14/21	230	235,952
3.75%, 11/14/23 (Call 10/14/23)	528	556,375
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)	233	238,571
Allergan Funding SCS
3.45%, 03/15/22 (Call 01/15/22)	1,510	1,547,191
3.85%, 06/15/24 (Call 03/15/24)	290	305,648
Allergan Sales LLC, 5.00%, 12/15/21 (Call 09/16/21)(b)	330	346,655
AmerisourceBergen Corp.
3.40%, 05/15/24 (Call 02/15/24)	60	62,455
3.50%, 11/15/21 (Call 08/15/21)	25	25,603
AstraZeneca PLC
2.38%, 11/16/20	175	175,819
2.38%, 06/12/22 (Call 05/12/22)	599	604,589
3.50%, 08/17/23 (Call 07/17/23)	243	254,749
Bausch Health Companies Inc.
5.50%, 03/01/23 (Call 12/02/19)(b)	104	105,071
5.88%, 05/15/23 (Call 12/02/19)(b)	655	664,877
6.50%, 03/15/22 (Call 12/02/19)(b)	320	329,414
7.00%, 03/15/24 (Call 03/15/20)(b)	500	523,990
Bayer U.S. Finance II LLC
3.38%, 07/15/24 (Call 04/15/24)(b)	500	512,860
3.50%, 06/25/21 (Call 05/25/21)(b)	525	535,495
3.88%, 12/15/23 (Call 11/15/23)(b)	610	638,572
Bayer U.S. Finance LLC, 3.38%, 10/08/24(b)	250	256,625
Bristol-Myers Squibb Co.
2.00%, 08/01/22	168	168,701
2.60%, 05/16/22(b)	135	137,504
2.90%, 07/26/24 (Call 06/26/24)(b)	1,210	1,256,670
3.25%, 11/01/23	60	62,794
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)	703	711,513
3.08%, 06/15/24 (Call 04/15/24)	335	340,601
3.20%, 03/15/23	25	25,647
Cigna Corp.
3.00%, 07/15/23 (Call 05/16/23)(b)	255	260,350
3.05%, 11/30/22 (Call 10/31/22)(b)	497	508,282
3.30%, 02/25/21 (Call 01/26/21)(b)	35	35,521
3.40%, 09/17/21	580	594,251

Security	Par (000)	Value

Pharmaceuticals (continued)
3.50%, 06/15/24 (Call 03/17/24)(b)	$20	$20,854
3.75%, 07/15/23 (Call 06/15/23)	845	885,433
3.90%, 02/15/22(b)	161	166,991
4.00%, 02/15/22 (Call 11/15/21)(b)	382	395,217
4.75%, 11/15/21(b)	325	341,578
CVS Health Corp.
2.13%, 06/01/21 (Call 05/01/21)	1,025	1,026,732
2.63%, 08/15/24 (Call 07/15/24)	295	298,227
2.75%, 12/01/22 (Call 09/01/22)	460	467,636
3.35%, 03/09/21	51	51,934
3.50%, 07/20/22 (Call 05/20/22)	939	971,255
3.70%, 03/09/23 (Call 02/09/23)	1,740	1,815,499
4.00%, 12/05/23 (Call 09/05/23)	187	198,284
4.75%, 12/01/22 (Call 09/01/22)	170	181,557
Elanco Animal Health Inc.
3.91%, 08/27/21	125	128,314
4.27%, 08/28/23 (Call 07/28/23)	210	220,070
Eli Lilly & Co., 2.35%, 05/15/22	223	226,075
EMD Finance LLC, 2.95%, 03/19/22 (Call 01/19/22)(b)	210	212,780
Endo Dac/Endo Finance LLC/Endo Finco Inc.
5.88%, 10/15/24 (Call 04/15/20)(b)	200	183,264
6.00%, 07/15/23 (Call 12/02/19)(b)	325	214,786
Express Scripts Holding Co., 2.60%, 11/30/20	100	100,543
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	300	308,928
3.38%, 05/15/23	330	346,045
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	414	423,563
2.88%, 06/01/22 (Call 05/01/22)	460	470,888
3.00%, 06/01/24 (Call 05/01/24)	550	572,797
3.13%, 05/14/21	285	290,766
Johnson & Johnson
1.65%, 03/01/21 (Call 02/01/21)	791	790,905
1.95%, 11/10/20	103	103,149
2.05%, 03/01/23 (Call 01/01/23)	155	156,133
2.25%, 03/03/22 (Call 02/03/22)	113	114,254
2.45%, 12/05/21	10	10,140
3.38%, 12/05/23	10	10,605
Mallinckrodt International Finance SA, 4.75%, 04/15/23(d)	145	44,983
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.63%, 10/15/23 (Call 12/02/19)(b)(d)	175	62,979
5.75%, 08/01/22 (Call 12/02/19)(b)	175	68,124
McKesson Corp.
2.70%, 12/15/22 (Call 09/15/22)	250	252,932
2.85%, 03/15/23 (Call 12/15/22)	250	253,387
3.65%, 11/30/20	250	253,620
3.80%, 03/15/24 (Call 12/15/23)	95	99,645
Mead Johnson Nutrition Co., 3.00%, 11/15/20	255	257,522
Merck & Co. Inc.
2.35%, 02/10/22	335	340,363
2.40%, 09/15/22 (Call 06/15/22)	175	178,514
2.80%, 05/18/23	655	677,840
2.90%, 03/07/24 (Call 02/07/24)	150	156,344
3.88%, 01/15/21 (Call 10/15/20)	255	260,294
Mylan Inc.
3.13%, 01/15/23(b)	50	50,567
4.20%, 11/29/23 (Call 08/29/23)	300	315,471
Mylan NV, 3.15%, 06/15/21 (Call 05/15/21)	750	759,517
Novartis Capital Corp. 2.40%, 05/17/22 (Call 04/17/22)	1,030	1,046,192

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
2.40%, 09/21/22	$217	$220,936
3.40%, 05/06/24	340	361,835
Owens & Minor Inc., 3.88%, 09/15/21(d)	75	70,984
Pfizer Inc.
1.95%, 06/03/21	285	285,698
2.20%, 12/15/21	279	281,553
2.80%, 03/11/22	110	112,443
2.95%, 03/15/24 (Call 02/15/24)	705	735,125
3.00%, 09/15/21	275	281,143
3.00%, 06/15/23	35	36,386
3.20%, 09/15/23 (Call 08/15/23)	416	436,022
3.40%, 05/15/24	55	58,548
5.80%, 08/12/23	10	11,361
Sanofi
3.38%, 06/19/23 (Call 05/19/23)	250	263,037
4.00%, 03/29/21	647	667,309
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (Call 08/23/21)	1,680	1,690,853
2.88%, 09/23/23 (Call 07/23/23)	30	30,621
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23 (Call 10/26/23)(b)	1,035	1,115,865
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	108	98,561
Series 2, 3.65%, 11/10/21	333	319,777
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	250	240,333
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	1,085	1,030,837
2.80%, 07/21/23	676	583,631
6.00%, 04/15/24 (Call 01/15/24)	200	187,670
Zoetis Inc.
3.25%, 08/20/21	95	96,988
3.25%, 02/01/23 (Call 11/01/22)	445	459,694
3.45%, 11/13/20 (Call 10/13/20)	185	187,324

		40,646,279

Pipelines — 0.8%
American Midstream Partners LP/American Midstream Finance Corp., 9.50%, 12/15/21 (Call 12/02/19)(b)	125	116,748
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24 (Call 11/15/19)	150	123,276
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (Call 12/02/19)(b)	241	237,320
Boardwalk Pipelines LP, 3.38%, 02/01/23 (Call 11/01/22)	54	55,075
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	200	200,998
4.88%, 02/01/21 (Call 11/01/20)	150	152,439
6.38%, 01/22/78 (Call 01/22/23)(g)	100	73,509
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/24 (Call 01/01/24)	200	230,546
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23 (Call 11/15/19)	250	254,485
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	125	126,666
4.75%, 09/30/21 (Call 06/30/21)(b)	200	204,598
4.95%, 04/01/22 (Call 01/01/22)	100	103,255
5.85%, 05/21/43 (Call 05/21/23)(b)(g)	128	115,480
Enbridge Inc.
2.90%, 07/15/22 (Call 06/15/22)	230	234,598
4.00%, 10/01/23 (Call 07/01/23)	285	302,351
Energy Transfer Operating LP 3.60%, 02/01/23 (Call 11/01/22)	200	205,590

Security	Par (000)	Value

Pipelines (continued)
4.25%, 03/15/23 (Call 12/15/22)	$700	$733,075
4.50%, 04/15/24 (Call 03/15/24)	250	267,080
4.65%, 06/01/21 (Call 03/01/21)	175	180,236
5.20%, 02/01/22 (Call 11/01/21)	125	131,671
5.88%, 01/15/24 (Call 10/15/23)	275	305,503
Series 5Y, 4.20%, 09/15/23 (Call 08/15/23)	440	464,244
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.88%, 03/01/22 (Call 12/01/21)	560	598,965
EnLink Midstream Partners LP, 4.40%, 04/01/24 (Call 01/01/24)	150	140,523
Enterprise Products Operating LLC
2.80%, 02/15/21	10	10,103
2.85%, 04/15/21 (Call 03/15/21)	485	490,912
3.35%, 03/15/23 (Call 12/15/22)	255	264,073
3.50%, 02/01/22	265	273,636
3.90%, 02/15/24 (Call 11/15/23)	25	26,630
4.05%, 02/15/22	175	182,723
Series D, 4.88%, 08/16/77 (Call 08/16/22)(g)	250	246,587
EQM Midstream Partners LP, 4.75%, 07/15/23 (Call 06/15/23)	641	636,660
Genesis Energy LP/Genesis Energy Finance Corp.
5.63%, 06/15/24 (Call 12/02/19)	100	94,123
6.00%, 05/15/23 (Call 12/02/19)	125	122,638
6.75%, 08/01/22 (Call 12/02/19)	225	227,709
Global Partners LP/GLP Finance Corp., 7.00%, 06/15/23 (Call 12/02/19)	100	103,303
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00%, 08/01/24 (Call 11/15/19)(b)	17	17,747
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	110	113,671
3.50%, 03/01/21 (Call 01/01/21)	602	611,752
3.50%, 09/01/23 (Call 06/01/23)	135	139,994
3.95%, 09/01/22 (Call 06/01/22)	275	286,643
4.15%, 02/01/24 (Call 11/01/23)	25	26,612
4.30%, 05/01/24 (Call 02/01/24)	275	294,225
5.00%, 10/01/21 (Call 07/01/21)	340	355,436
Kinder Morgan Inc./DE
3.15%, 01/15/23 (Call 12/15/22)	778	797,287
5.63%, 11/15/23 (Call 08/15/23)(b)	285	316,812
Magellan Midstream Partners LP, 4.25%, 02/01/21	50	51,352
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/21 (Call 12/02/19)	95	85,550
Midwest Connector Capital Co. LLC
3.63%, 04/01/22 (Call 03/01/22)(b)	250	256,807
3.90%, 04/01/24 (Call 03/01/24)(b)	295	309,862
MPLX LP
3.38%, 03/15/23 (Call 02/15/23)	175	179,924
3.50%, 12/01/22 (Call 11/01/22)(b)	47	48,360
4.50%, 07/15/23 (Call 04/15/23)	385	409,721
NGL Energy Partners LP/NGL Energy Finance Corp.,
7.50%, 11/01/23 (Call 12/02/19)	175	174,601
NGPL PipeCo LLC, 4.38%, 08/15/22 (Call 05/15/22)(b)	290	301,301
NuStar Logistics LP
4.75%, 02/01/22 (Call 11/01/21)	100	101,842
6.75%, 02/01/21	75	77,697
Oleoducto Central SA, 4.00%, 05/07/21(e)	200	204,364
ONEOK Inc.
2.75%, 09/01/24 (Call 08/01/24)	45	45,414
4.25%, 02/01/22 (Call 11/01/21)	376	390,130
7.50%, 09/01/23 (Call 06/01/23)	10	11,718

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	$605	$620,706
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 12/02/19)	135	138,740
Plains All American Pipeline LP/PAA Finance Corp.
3.65%, 06/01/22 (Call 03/01/22)	143	146,589
3.85%, 10/15/23 (Call 07/15/23)	200	207,022
5.00%, 02/01/21 (Call 11/01/20)	230	235,856
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)	600	619,230
5.63%, 04/15/23 (Call 01/15/23)	350	380,772
5.75%, 05/15/24 (Call 02/15/24)	510	570,624
6.25%, 03/15/22 (Call 12/15/21)	405	436,760
SemGroup Corp./Rose Rock Finance Corp.
5.63%, 07/15/22 (Call 11/15/19)	150	151,869
5.63%, 11/15/23 (Call 11/18/19)	100	102,572
Southern Natural Gas Co. LLC/Southern Natural Issuing Corp., 4.40%, 06/15/21 (Call 03/15/21)	175	180,213
Spectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)	510	556,369
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 08/15/22 (Call 12/02/19)	75	67,092
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24 (Call 01/01/24)	55	58,144
4.40%, 04/01/21 (Call 03/01/21)	285	292,875
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
4.75%, 10/01/23 (Call 10/01/20)(b)	150	146,747
5.50%, 09/15/24 (Call 12/02/19)(b)	150	146,061
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 12/02/19)	175	176,040
5.25%, 05/01/23 (Call 12/02/19)	175	176,572
6.75%, 03/15/24 (Call 12/02/19)	135	140,230
TransCanada PipeLines Ltd.
2.50%, 08/01/22	232	235,062
3.75%, 10/16/23 (Call 07/16/23)	110	116,344
Western Midstream Operating LP
4.00%, 07/01/22 (Call 04/01/22)	350	355,715
5.38%, 06/01/21 (Call 03/01/21)	80	82,556
Williams Companies Inc. (The)
3.35%, 08/15/22 (Call 05/15/22)	200	205,038
3.60%, 03/15/22 (Call 01/15/22)	569	585,518
3.70%, 01/15/23 (Call 10/15/22)	150	155,274
4.00%, 11/15/21 (Call 08/15/21)	110	113,214
4.30%, 03/04/24 (Call 12/04/23)	215	228,719
4.50%, 11/15/23 (Call 08/15/23)	75	80,117
4.55%, 06/24/24 (Call 03/24/24)	270	291,206
7.88%, 09/01/21	750	823,342

		22,669,338

Real Estate — 1.0%
Agile Group Holdings Ltd.
6.70%, 03/07/22 (Call 03/07/21)(e)	200	206,576
8.38%, (Call 12/04/23)(e)(f)(g)	200	206,056
8.50%, 07/18/21 (Call 07/18/20)(e)	400	423,016
Alpha Star Holding III Ltd., 6.25%, 04/20/22(e)	400	380,524
Caiyun International Investment Ltd., 5.50%, 04/08/22(e)	400	404,148
Central Plaza Development Ltd., 3.88%, 01/30/21(e)	400	402,080
CFLD Cayman Investment Ltd.
6.50%, 12/21/20(e)	200	200,976
8.60%, 04/08/24(e)	200	203,432

Security	Par (000)	Value

Real Estate (continued)
8.63%, 02/28/21(e)	$400	$411,620
China Aoyuan Group Ltd., 7.95%, 09/07/21 (Call 09/07/20)(e)	200	208,162
China Evergrande Group
6.25%, 06/28/21(e)	411	385,407
7.50%, 06/28/23 (Call 06/28/20)(e)	420	359,465
8.25%, 03/23/22 (Call 03/23/20)(e)	800	742,080
9.50%, 04/11/22(e)	400	378,624
10.00%, 04/11/23 (Call 04/11/21)(e)	200	186,276
10.50%, 04/11/24 (Call 04/11/22)(e)	200	185,484
China Overseas Finance Cayman II Ltd., 5.50%, 11/10/20(e)	100	102,856
China Overseas Finance Cayman V Ltd., Series A, 3.95%, 11/15/22(e)	800	829,560
China SCE Group Holdings Ltd., 5.88%, 03/10/22 (Call 03/10/20)(e)	600	591,540
Chouzhou International Investment Ltd., 4.50%, 05/30/22(e)	400	407,552
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22 (Call 01/23/20)(e)	400	401,476
Country Garden Holdings Co. Ltd.
4.75%, 07/25/22 (Call 07/25/20)(e)	300	302,451
4.75%, 01/17/23 (Call 01/17/21)(e)	200	201,596
4.75%, 09/28/23 (Call 09/28/20)(e)	400	400,980
7.25%, 04/04/21 (Call 11/29/19)(e)	200	200,750
8.00%, 01/27/24 (Call 09/27/21)(e)	400	438,220
Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 04/10/22(e)	200	201,132
Easy Tactic Ltd.
5.75%, 01/13/22 (Call 01/13/20)(e)	200	194,072
5.88%, 02/13/23 (Call 11/17/20)(e)	200	187,068
7.00%, 04/25/21 (Call 04/25/20)(e)	200	200,472
8.13%, 02/27/23 (Call 02/27/21)(e)	400	398,168
Esic Sukuk Ltd., 3.94%, 07/30/24(e)	400	400,704
Ezdan Sukuk Co. Ltd., 4.88%, 04/05/22(e)	500	437,435
Fantasia Holdings Group Co. Ltd., 7.38%, 10/04/21 (Call 11/29/19)(e)	200	186,114
Franshion Brilliant Ltd.
4.00%, (Call 01/03/23)(e)(f)(g)	200	198,460
5.75%, (Call 01/17/22)(e)(f)(g)	200	196,832
Greenland Global Investment Ltd.
6.75%, 06/25/22(e)	400	412,100
6.96%, 09/26/21, (3 mo. LIBOR US + 4.85%)(a)(e)	200	204,590
Hongkong Land Finance Cayman Islands Co. Ltd. (The), 4.50%, 06/01/22(e)	400	420,264
Hopson Development Holdings Ltd., 7.50%, 06/27/22 (Call 06/27/21)(e)	400	405,796
Huafa 2019 I Co. Ltd., 4.25%, 07/03/24(e)	200	202,504
Kaisa Group Holdings Ltd.
8.50%, 06/30/22 (Call 06/30/20)(e)	700	663,369
9.38%, 06/30/24 (Call 06/30/21)(e)	400	360,248
11.25%, 04/09/22 (Call 04/09/21)(e)	600	606,600
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 12/02/19)	300	310,215
KWG Group Holdings Ltd.
6.00%, 09/15/22 (Call 03/15/20)(e)	200	198,880
7.88%, 09/01/23 (Call 09/01/21)(e)	400	410,684
Leading Affluence Ltd., 4.50%, 01/24/23(e)	200	206,656
MAF Global Securities Ltd., 4.75%, 05/07/24(e)	400	422,852
Mitsui Fudosan Co. Ltd., 2.95%, 01/23/23 (Call 12/23/22)(b)	200	203,380
New Metro Global Ltd., 6.50%, 04/23/21 (Call 04/23/20)(e)	200	197,096
Newmark Group Inc., 6.13%, 11/15/23 (Call 10/15/23)	150	163,536

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate (continued)
Ontario Teachers’ Cadillac Fairview Properties Trust, 3.13%, 03/20/22 (Call 02/20/22)(b)	$750	$766,702
Poly Real Estate Finance Ltd.
3.95%, 02/05/23(e)	400	410,128
4.75%, 09/17/23(e)	200	211,760
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(b)(d)	125	121,679
5.25%, 12/01/21 (Call 12/02/19)(b)	180	181,660
Ronshine China Holdings Ltd., 10.50%, 03/01/22(e)	400	422,052
Scenery Journey Ltd.
9.00%, 03/06/21(e)	400	390,872
13.00%, 11/06/22 (Call 11/06/20)(e)	200	201,160
13.75%, 11/06/23 (Call 11/06/21)(e)	200	202,186
Shimao Property Holdings Ltd.
6.13%, 02/21/24 (Call 02/21/22)(e)	400	426,420
6.38%, 10/15/21 (Call 10/15/20)(e)	600	629,094
Shui On Development Holding Ltd.
5.70%, 02/06/21(e)	200	201,894
6.40%, (Call 06/20/22)(e)(f)(g)	200	201,240
Sinochem Offshore Capital Co. Ltd., 3.12%, 05/24/22(e)	250	252,923
Sinochem Overseas Capital Co. Ltd., 4.50%, 11/12/20(b)	500	510,485
Sino-Ocean Land Treasure IV Ltd.
4.23%, 07/31/21, (3 mo. LIBOR US + 2.3%)(a)(e)	400	401,876
5.25%, 04/30/22 (Call 04/01/22)(e)	400	413,664
Sun Hung Kai Properties Capital Market Ltd., 3.63%, 01/16/23(e)	400	413,800
Sunac China Holdings Ltd.
7.35%, 07/19/21 (Call 07/19/20)(e)	600	609,732
7.88%, 02/15/22 (Call 02/15/21)(e)	200	204,542
7.95%, 08/08/22 (Call 08/08/20)(e)	200	204,544
7.95%, 10/11/23 (Call 10/11/21)(e)	400	406,624
8.38%, 01/15/21(e)	200	205,622
Times China Holdings Ltd., 6.25%, 01/17/21 (Call 01/31/20)(e)	600	606,144
Vanke Real Estate Hong Kong Co. Ltd.
4.15%, 04/18/23(e)	400	414,388
4.20%, 06/07/24(e)	200	209,096
5.35%, 03/11/24(e)	200	217,994
Wanda Properties International Co. Ltd., 7.25%, 01/29/24(e).	200	203,352
Westwood Group Holdings Ltd., 4.88%, 04/19/21(e)	200	205,140
Wharf Real Estate Investment, 2.50%, 09/16/24(e)	400	396,960
Yuzhou Properties Co. Ltd.
7.90%, 05/11/21 (Call 05/11/20)(e)	200	206,584
8.50%, 02/04/23 (Call 02/04/22)(e)	200	208,280
8.50%, 02/26/24 (Call 02/26/22)(e)	400	407,148
8.63%, 01/23/22(e)	200	209,048

		28,424,927

Real Estate Investment Trusts — 0.7%
Alexandria Real Estate Equities Inc.
3.90%, 06/15/23 (Call 03/15/23)	117	123,633
4.00%, 01/15/24 (Call 12/15/23)	295	315,579
American Campus Communities Operating Partnership LP, 4.13%, 07/01/24 (Call 04/01/24)	250	268,480
American Tower Corp.
2.25%, 01/15/22	387	388,308
3.00%, 06/15/23	275	282,098
3.30%, 02/15/21 (Call 01/15/21)	275	279,128
3.38%, 05/15/24 (Call 04/15/24)	275	286,608
3.45%, 09/15/21	50	51,213
3.50%, 01/31/23	475	494,356

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.70%, 03/15/22	$260	$275,218
5.00%, 02/15/24	85	94,063
5.90%, 11/01/21	50	53,674
AvalonBay Communities Inc., 4.20%, 12/15/23 (Call 09/16/23)	25	26,986
Boston Properties LP
3.13%, 09/01/23 (Call 06/01/23)	75	77,544
3.80%, 02/01/24 (Call 11/01/23)	250	264,877
3.85%, 02/01/23 (Call 11/01/22)	520	546,702
4.13%, 05/15/21 (Call 02/15/21)	190	195,174
Brixmor Operating Partnership LP
3.25%, 09/15/23 (Call 07/15/23)	256	264,120
3.65%, 06/15/24 (Call 04/15/24)	30	31,311
CBL & Associates LP, 5.25%, 12/01/23 (Call 09/01/23)(d)	125	87,475
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	290	304,831
CoreCivic Inc.
4.63%, 05/01/23 (Call 02/01/23)	112	104,873
5.00%, 10/15/22 (Call 07/15/22)	90	89,278
Corporate Office Properties LP, 3.70%, 06/15/21 (Call 04/15/21)	235	238,053
Crown Castle International Corp.
2.25%, 09/01/21 (Call 08/01/21)	285	285,789
3.15%, 07/15/23 (Call 06/15/23)	279	287,406
3.20%, 09/01/24 (Call 07/01/24)	15	15,553
3.40%, 02/15/21 (Call 01/15/21)	275	279,326
4.88%, 04/15/22	330	350,975
5.25%, 01/15/23	500	545,805
CyrusOne LP/CyrusOne Finance Corp., 5.00%, 03/15/24 (Call 03/15/20)	175	180,336
Digital Realty Trust LP
3.63%, 10/01/22 (Call 07/03/22)	350	362,869
3.95%, 07/01/22 (Call 05/01/22)	55	57,433
Duke Realty LP, 4.38%, 06/15/22 (Call 03/15/22)	75	78,643
Equinix Inc.
5.38%, 01/01/22 (Call 12/02/19)	390	397,734
5.38%, 04/01/23 (Call 12/02/19)	279	284,759
ERP Operating LP
3.00%, 04/15/23 (Call 01/15/23)	75	77,498
4.63%, 12/15/21 (Call 09/15/21)	524	549,576
Essex Portfolio LP, 3.25%, 05/01/23 (Call 02/01/23)	250	257,030
GEO Group Inc. (The)
5.13%, 04/01/23 (Call 12/02/19)	75	66,338
5.88%, 01/15/22 (Call 12/02/19)	73	70,734
GLP Capital LP/GLP Financing II Inc. 3.35%, 09/01/24 (Call 08/01/24)	250	253,705
4.38%, 04/15/21 (Call 01/15/21)	140	143,084
5.38%, 11/01/23 (Call 08/01/23)	35	38,205
HAT Holdings I LLC/HAT Holdings II LLC, 5.25%, 07/15/24 (Call 07/15/21)(b)	115	121,058
HCP Inc.
3.88%, 08/15/24 (Call 05/17/24)	250	267,650
4.00%, 12/01/22 (Call 10/01/22)	217	228,377
4.20%, 03/01/24 (Call 12/01/23)	10	10,781
4.25%, 11/15/23 (Call 08/15/23)	20	21,474
Host Hotels & Resorts LP
3.88%, 04/01/24 (Call 02/01/24)	10	10,533
Series C, 4.75%, 03/01/23 (Call 12/01/22)	260	276,949
Series D, 3.75%, 10/15/23 (Call 07/15/23)	84	87,563

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Iron Mountain Inc.
4.38%, 06/01/21 (Call 11/12/19)(b)	$125	$126,336
6.00%, 08/15/23 (Call 11/12/19)	150	153,506
iStar Inc.
4.75%, 10/01/24 (Call 07/01/24)	175	180,651
5.25%, 09/15/22 (Call 12/02/19)	125	128,353
6.00%, 04/01/22 (Call 12/02/19)(d)	100	103,129
Kilroy Realty LP, 3.80%, 01/15/23 (Call 10/15/22)	20	20,890
Kimco Realty Corp.
2.70%, 03/01/24 (Call 01/01/24)	123	124,881
3.20%, 05/01/21 (Call 03/01/21)	355	360,410
3.40%, 11/01/22 (Call 09/01/22)	50	51,749
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)(b)	140	145,328
5.88%, 08/01/21 (Call 12/02/19)(b)	50	50,694
Liberty Property LP
4.13%, 06/15/22 (Call 03/15/22)	25	26,254
4.40%, 02/15/24 (Call 11/15/23)	150	163,399
Mack-Cali Realty LP
3.15%, 05/15/23 (Call 02/15/23)	75	72,103
4.50%, 04/18/22 (Call 01/18/22)	100	100,681
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., 5.63%, 05/01/24 (Call 02/01/24)	275	303,894
Mid-America Apartments LP, 4.30%, 10/15/23 (Call 07/15/23)	25	26,722
MPT Operating Partnership LP/MPT Finance Corp., 6.38%, 03/01/24 (Call 12/02/19)	150	157,284
National Retail Properties Inc.
3.80%, 10/15/22 (Call 07/15/22)	25	25,953
3.90%, 06/15/24 (Call 03/15/24)	35	37,188
Office Properties Income Trust
4.00%, 07/15/22 (Call 06/15/22)	150	153,167
4.15%, 02/01/22 (Call 12/01/21)	75	76,670
Omega Healthcare Investors Inc., 4.38%, 08/01/23 (Call 06/01/23)	97	102,879
Prologis LP, 4.25%, 08/15/23 (Call 05/15/23)	33	35,588
Public Storage, 2.37%, 09/15/22 (Call 08/15/22)	385	389,809
Rayonier Inc., 3.75%, 04/01/22 (Call 01/01/22)	25	25,452
Realty Income Corp.
3.25%, 10/15/22 (Call 07/15/22)	610	631,332
4.65%, 08/01/23 (Call 05/01/23)	95	103,305
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/23 (Call 12/02/19)	100	102,178
SBA Communications Corp.
4.00%, 10/01/22 (Call 12/02/19)	200	204,014
4.88%, 07/15/22 (Call 12/02/19)	175	177,257
Senior Housing Properties Trust, 4.75%, 05/01/24 (Call 11/01/23)	50	51,792
Service Properties Trust
4.25%, 02/15/21 (Call 11/15/20)	75	76,068
4.50%, 06/15/23 (Call 12/15/22)	35	36,298
4.65%, 03/15/24 (Call 09/15/23)	200	206,980
5.00%, 08/15/22 (Call 02/15/22)	385	403,164
Simon Property Group LP
2.00%, 09/13/24 (Call 06/13/24)	400	399,296
2.35%, 01/30/22 (Call 10/30/21)	110	111,022
2.50%, 07/15/21 (Call 04/15/21)	300	302,652
2.63%, 06/15/22 (Call 03/15/22)	450	458,442
2.75%, 02/01/23 (Call 11/01/22)	120	122,778

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.75%, 06/01/23 (Call 03/01/23)	$191	$195,764
3.75%, 02/01/24 (Call 11/01/23)	15	15,971
SL Green Operating Partnership LP, 3.25%, 10/15/22 (Call 09/15/22)	83	85,044
Starwood Property Trust Inc.
3.63%, 02/01/21 (Call 11/01/20)	130	130,967
5.00%, 12/15/21 (Call 09/15/21)	200	208,510
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 12/02/19)(b)	150	142,790
8.25%, 10/15/23 (Call 12/02/19)	270	231,425
Ventas Realty LP
3.10%, 01/15/23 (Call 12/15/22)	235	241,350
3.13%, 06/15/23 (Call 03/15/23)	205	210,888
3.75%, 05/01/24 (Call 02/01/24)	75	79,256
Ventas Realty LP/Ventas Capital Corp., 3.25%, 08/15/22 (Call 05/15/22)	369	379,753
VEREIT Operating Partnership LP
4.13%, 06/01/21 (Call 05/01/21)	135	138,525
4.60%, 02/06/24 (Call 11/06/23)	250	268,927
VICI Properties 1 LLC/VICI FC Inc., 8.00%, 10/15/23 (Call 10/15/20)	125	136,158
Washington Prime Group LP, 6.45%, 08/15/24 (Call 06/15/24)(d)	200	191,988
Weingarten Realty Investors, 3.38%, 10/15/22 (Call 07/15/22)	50	51,028
Welltower Inc.
3.63%, 03/15/24 (Call 02/15/24)	465	490,663
3.75%, 03/15/23 (Call 12/15/22)	25	26,191
3.95%, 09/01/23 (Call 08/01/23)	256	271,867
4.50%, 01/15/24 (Call 10/15/23)	93	100,663
Weyerhaeuser Co., 4.63%, 09/15/23	130	140,669
WP Carey Inc., 4.60%, 04/01/24 (Call 01/01/24)	10	10,703
Yuexiu REIT MTN Co. Ltd., 4.75%, 04/27/21(e)	200	205,012

		21,234,425

Retail — 0.7%
1011778 BC ULC/New Red Finance Inc., 4.25%, 05/15/24 (Call 05/15/20)(b)	400	410,524
Alimentation Couche-Tard Inc., 2.70%, 07/26/22 (Call 06/26/22)(b)	175	176,911
AutoNation Inc., 3.35%, 01/15/21 (Call 12/15/20)	45	45,421
AutoZone Inc.
2.88%, 01/15/23 (Call 10/15/22)	175	178,407
3.13%, 04/18/24 (Call 03/18/24)	315	326,932
4.00%, 11/15/20 (Call 08/15/20)	25	25,381
Banco Nacional de Comercio Exterior SNC, 3.80%, 08/11/26(e)(g)	200	203,026
Best Buy Co. Inc., 5.50%, 03/15/21 (Call 12/15/20)	65	67,488
Brinker International Inc., 3.88%, 05/15/23	23	23,009
Caleres Inc., 6.25%, 08/15/23 (Call 12/02/19)	50	51,540
Carvana Co., 8.88%, 10/01/23 (Call 10/01/20)(b)	160	165,578
CEC Entertainment Inc., 8.00%, 02/15/22 (Call 12/02/19)(d)	75	70,519
CK Hutchison International 19 Ltd., 3.25%, 04/11/24 (Call 03/11/24)(b)	250	257,075
Conn’s Inc., 7.25%, 07/15/22 (Call 12/02/19)	75	75,743
Costco Wholesale Corp.
2.15%, 05/18/21 (Call 04/18/21)	89	89,525
2.25%, 02/15/22	50	50,659
2.30%, 05/18/22 (Call 04/18/22)	428	434,103
Dollar General Corp., 3.25%, 04/15/23 (Call 01/15/23)	305	316,370
Dollar Tree Inc., 3.70%, 05/15/23 (Call 04/15/23)	225	235,287

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp., 8.00%, 06/01/21 (Call 12/02/19)(b)	$125	$126,974
Family Dollar Stores Inc., 5.00%, 02/01/21	25	25,822
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/02/19)(d)	125	105,904
6.75%, 01/15/22 (Call 12/02/19)(d)	125	105,427
6.75%, 06/15/23 (Call 11/15/19)(d)	100	84,495
GameStop Corp., 6.75%, 03/15/21 (Call 12/02/19)(b)(d)	125	124,567
Gap Inc. (The), 5.95%, 04/12/21 (Call 01/12/21)	305	317,471
Group 1 Automotive Inc.
5.00%, 06/01/22 (Call 12/02/19)	175	177,103
5.25%, 12/15/23 (Call 12/02/19)(b)	75	77,072
Guitar Center Inc., 9.50%, 10/15/21 (Call 12/02/19)(b)	175	162,717
Home Depot Inc. (The)
2.00%, 04/01/21 (Call 03/01/21)	745	747,749
2.63%, 06/01/22 (Call 05/01/22)	550	562,001
2.70%, 04/01/23 (Call 01/01/23)	216	222,290
3.25%, 03/01/22	105	108,655
3.75%, 02/15/24 (Call 11/15/23)	250	268,945
4.40%, 04/01/21 (Call 01/01/21)	65	66,970
J Crew Brand LLC/J Crew Brand Corp., 13.00%, 09/15/21(b)	70	71,725
JC Penney Corp. Inc., 5.88%, 07/01/23 (Call 12/02/19)(b)	125	109,757
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24 (Call 12/02/19)(b)	250	259,645
KGA Escrow LLC, 7.50%, 08/15/23 (Call 08/15/20)(b)	75	80,244
Kohl’s Corp., 3.25%, 02/01/23 (Call 11/01/22)	140	142,575
L Brands Inc.
5.63%, 02/15/22(d)	300	317,304
5.63%, 10/15/23	125	132,800
6.63%, 04/01/21	125	131,855
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	260	266,625
3.88%, 09/15/23 (Call 06/15/23)	15	15,935
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)(d)	298	296,057
3.45%, 01/15/21 (Call 12/15/20)	50	50,467
3.63%, 06/01/24 (Call 03/01/24)	250	251,130
3.88%, 01/15/22 (Call 10/15/21)	460	470,419
McDonald’s Corp.
2.63%, 01/15/22	527	535,147
2.75%, 12/09/20 (Call 11/09/20)	493	497,393
3.35%, 04/01/23 (Call 03/01/23)	345	360,463
3.63%, 05/20/21	100	102,552
Men’s Wearhouse Inc. (The), 7.00%, 07/01/22 (Call 12/02/19)(d)	95	93,102
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, 8.00%, 10/25/24 (Call 12/02/19)(b)	103	27,805
Nordstrom Inc., 4.00%, 10/15/21 (Call 07/15/21)	3	3,083
O’Reilly Automotive Inc., 4.88%, 01/14/21 (Call 10/14/20)	50	51,292
Party City Holdings Inc., 6.13%, 08/15/23 (Call 12/02/19)(b)(d)	100	100,687
Penske Automotive Group Inc., 5.75%, 10/01/22 (Call 12/02/19)	150	151,896
PetSmart Inc., 7.13%, 03/15/23 (Call 12/02/19)(b)	500	467,145
PriSo Acquisition Corp., 9.00%, 05/15/23 (Call 12/02/19)(b)(d)	86	79,078
QVC Inc.
4.38%, 03/15/23	278	288,553

Security	Par (000)	Value

Retail (continued)
4.85%, 04/01/24	$150	$158,520
5.13%, 07/02/22	400	420,964
Reliance Intermediate Holdings LP, 6.50%, 04/01/23 (Call 12/02/19)(b)	69	70,979
Rite Aid Corp., 6.13%, 04/01/23 (Call 12/02/19)(b)	450	384,147
Sally Holdings LLC/Sally Capital Inc., 5.50%, 11/01/23 (Call 12/02/19)	50	50,975
Sonic Automotive Inc., 5.00%, 05/15/23 (Call 12/02/19)	50	50,714
Starbucks Corp.
2.10%, 02/04/21 (Call 01/04/21)	515	516,308
2.20%, 11/22/20	180	180,565
2.70%, 06/15/22 (Call 04/15/22)	35	35,677
3.10%, 03/01/23 (Call 02/01/23)	350	362,376
3.85%, 10/01/23 (Call 07/01/23)	57	60,706
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 12/02/19)	150	153,592
Target Corp.
2.90%, 01/15/22	350	358,939
3.50%, 07/01/24	255	273,467
TJX Companies Inc. (The)
2.50%, 05/15/23 (Call 02/15/23)	32	32,609
2.75%, 06/15/21 (Call 04/15/21)	110	111,494
Walgreen Co., 3.10%, 09/15/22	175	180,143
Walgreens Boots Alliance Inc., 3.30%, 11/18/21 (Call 09/18/21)	475	485,488
Walmart Inc.
1.90%, 12/15/20	495	496,188
2.35%, 12/15/22 (Call 11/15/22)	161	163,690
2.55%, 04/11/23 (Call 01/11/23)	316	323,300
2.85%, 07/08/24 (Call 06/08/24)	490	510,996
3.13%, 06/23/21	600	613,782
3.30%, 04/22/24 (Call 01/22/24)	160	169,202
3.40%, 06/26/23 (Call 05/26/23)	1,275	1,343,824
Yum! Brands Inc.
3.75%, 11/01/21 (Call 08/01/21)	100	102,205
3.88%, 11/01/20 (Call 08/01/20)	100	101,008
3.88%, 11/01/23 (Call 08/01/23)	100	103,524

		19,657,776

Savings & Loans — 0.0%
First Niagara Financial Group Inc., 7.25%, 12/15/21	50	55,046
Nationwide Building Society
3.62%, 04/26/23 (Call 04/26/22)(b)(g)	208	213,368
3.77%, 03/08/24 (Call 03/08/23)(b)(g)	325	336,700
4.36%, 08/01/24 (Call 08/01/23)(b)(g)	225	238,518
People’s United Financial Inc., 3.65%, 12/06/22 (Call 09/06/22)	117	121,053

		964,685

Semiconductors — 0.4%
Advanced Micro Devices Inc., 7.50%, 08/15/22	147	165,503
Analog Devices Inc.
2.50%, 12/05/21 (Call 11/05/21)	10	10,083
2.95%, 01/12/21	280	282,694
3.13%, 12/05/23 (Call 10/05/23)	400	413,800
Applied Materials Inc., 4.30%, 06/15/21	240	249,245
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20%, 01/15/21	285	284,860
2.65%, 01/15/23 (Call 12/15/22)	425	425,871
3.00%, 01/15/22 (Call 12/15/21)	1,075	1,088,835
3.63%, 01/15/24 (Call 11/15/23)	627	645,333

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
Broadcom Inc.
3.13%, 04/15/21(b)	$245	$247,928
3.13%, 10/15/22(b)	255	259,705
3.63%, 10/15/24 (Call 09/15/24)(b)	500	514,250
Intel Corp.
1.70%, 05/19/21 (Call 04/19/21)	195	194,906
2.35%, 05/11/22 (Call 04/11/22)	169	171,363
2.70%, 12/15/22	205	210,824
2.88%, 05/11/24 (Call 03/11/24)	500	520,320
3.10%, 07/29/22	85	87,998
3.30%, 10/01/21	596	613,254
KLA Corp., 4.13%, 11/01/21 (Call 09/01/21)	85	88,048
Lam Research Corp., 2.80%, 06/15/21 (Call 05/15/21)	265	268,609
Marvell Technology Group Ltd., 4.20%, 06/22/23 (Call 05/22/23)	50	52,566
Microchip Technology Inc.
3.92%, 06/01/21	370	378,573
4.33%, 06/01/23 (Call 05/01/23)	375	395,614
Micron Technology Inc., 4.64%, 02/06/24 (Call 01/06/24)	285	305,035
NVIDIA Corp., 2.20%, 09/16/21 (Call 08/16/21)	477	479,080
NXP BV/NXP Funding LLC
3.88%, 09/01/22(b)	210	217,405
4.13%, 06/01/21(b)	200	205,596
4.63%, 06/15/22(b)	210	220,529
4.63%, 06/01/23(b)	225	239,983
4.88%, 03/01/24 (Call 02/01/24)(b)	275	298,523
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)	161	163,884
2.90%, 05/20/24 (Call 03/20/24)	427	441,001
3.00%, 05/20/22	1,020	1,047,989
Texas Instruments Inc., 2.75%, 03/12/21 (Call 02/12/21)	15	15,192
Xilinx Inc., 2.95%, 06/01/24 (Call 04/01/24)	260	268,772

		11,473,171

Software — 0.5%
Activision Blizzard Inc.
2.30%, 09/15/21 (Call 08/15/21)	85	85,462
2.60%, 06/15/22 (Call 05/15/22)	67	67,825
Blackboard Inc., 9.75%, 10/15/21 (Call 11/14/19)(b)(d)	25	25,097
CA Inc., 3.60%, 08/15/22 (Call 07/15/22)	231	235,234
CDK Global Inc., 5.00%, 10/15/24 (Call 07/15/24)	75	81,046
Electronic Arts Inc., 3.70%, 03/01/21 (Call 02/01/21)	200	204,102
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	185	185,631
4.50%, 10/15/22 (Call 08/15/22)	50	53,266
Fiserv Inc.
2.75%, 07/01/24 (Call 06/01/24)	310	316,619
3.50%, 10/01/22 (Call 07/01/22)	200	207,792
3.80%, 10/01/23 (Call 09/01/23)	500	529,420
Infor U.S. Inc., 6.50%, 05/15/22 (Call 11/15/19)	425	431,923
Informatica LLC, 7.13%, 07/15/23 (Call 11/15/19)(b)	175	177,954
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	1,158	1,156,425
2.00%, 11/03/20 (Call 10/03/20)	590	591,386
2.00%, 08/08/23 (Call 06/08/23)	659	665,478
2.13%, 11/15/22	235	238,144
2.38%, 02/12/22 (Call 01/12/22)	356	361,276
2.38%, 05/01/23 (Call 02/01/23)	25	25,521
2.40%, 02/06/22 (Call 01/06/22)	410	416,199
2.65%, 11/03/22 (Call 09/03/22)	190	195,098
2.88%, 02/06/24 (Call 12/06/23)	685	714,633

Security	Par (000)	Value

Software (continued)
3.63%, 12/15/23 (Call 09/15/23)	$274	$293,473
4.00%, 02/08/21	20	20,602
Open Text Corp., 5.63%, 01/15/23 (Call 12/02/19)(b)	200	204,306
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	1,145	1,147,656
2.40%, 09/15/23 (Call 07/15/23)	85	86,273
2.50%, 05/15/22 (Call 03/15/22)	1,375	1,396,409
2.50%, 10/15/22	661	673,453
2.63%, 02/15/23 (Call 01/15/23)	450	459,954
2.80%, 07/08/21	285	289,916
3.40%, 07/08/24 (Call 04/08/24)	1,020	1,080,649
3.63%, 07/15/23	40	42,378
Riverbed Technology Inc., 8.88%, 03/01/23 (Call 12/02/19)(b)	100	45,238
salesforce.com Inc., 3.25%, 04/11/23 (Call 03/11/23)	194	202,278
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 12/02/19)(b)	500	522,430
Sophia LP/Sophia Finance Inc., 9.00%, 09/30/23 (Call 12/02/19)(b)	75	77,087
TIBCO Software Inc., 11.38%, 12/01/21 (Call 12/02/19)(b)	225	233,109
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 11/12/19)(b)	200	196,418
10.50%, 02/01/24 (Call 11/12/19)(b)(d)	200	189,464
VMware Inc., 2.95%, 08/21/22 (Call 07/21/22)	660	670,692

		14,797,316

Storage & Warehousing — 0.0%
LBC Tank Terminals Holding Netherlands BV, 6.88%, 05/15/23 (Call 12/02/19)(b)	200	202,272

Telecommunications — 1.1%
America Movil SAB de CV, 3.13%, 07/16/22	450	462,649
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	75	76,154
2.80%, 02/17/21 (Call 01/17/21)	475	479,892
3.00%, 02/15/22	420	429,295
3.00%, 06/30/22 (Call 04/30/22)	655	670,183
3.20%, 03/01/22 (Call 02/01/22)	600	615,582
3.40%, 06/15/22	100	103,389
3.60%, 02/17/23 (Call 12/17/22)	420	438,908
3.80%, 03/15/22	620	645,191
3.80%, 03/01/24 (Call 01/01/24)	515	545,699
3.88%, 08/15/21	852	879,784
3.90%, 03/11/24 (Call 12/11/23)	55	58,431
4.00%, 01/15/22	385	401,208
4.05%, 12/15/23	25	26,731
4.45%, 05/15/21	181	187,838
4.45%, 04/01/24 (Call 01/01/24)	60	65,051
4.60%, 02/15/21 (Call 11/15/20)	50	51,346
Bharti Airtel International Netherlands BV, 5.13%, 03/11/23(e)	200	208,462
British Telecommunications PLC, 4.50%, 12/04/23 (Call 11/04/23)	200	215,622
CenturyLink Inc.
Series S, 6.45%, 06/15/21	360	378,932
Series T, 5.80%, 03/15/22	375	396,097
Series W, 6.75%, 12/01/23	200	222,746
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(d)	250	283,732
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 12/02/19)(b)(d)	150	136,221
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	815	816,263

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
2.20%, 02/28/21	$910	$915,360
2.20%, 09/20/23 (Call 07/20/23)	220	223,058
2.90%, 03/04/21	85	86,283
3.00%, 06/15/22	150	154,762
3.63%, 03/04/24	60	64,438
Colombia Telecomunicaciones SA ESP, 5.38%, 09/27/22 (Call 11/29/19)(e)	200	202,296
CommScope Inc.
5.00%, 06/15/21 (Call 11/12/19)(b)	81	80,991
5.50%, 03/01/24 (Call 03/01/21)(b)	335	339,918
5.50%, 06/15/24 (Call 11/12/19)(b)(d)	200	189,364
Consolidated Communications Inc., 6.50%, 10/01/22 (Call 12/02/19)(d)	175	157,916
Corning Inc., 2.90%, 05/15/22 (Call 03/15/22)	50	51,068
Deutsche Telekom International Finance BV
1.95%, 09/19/21 (Call 08/19/21)(b)	260	259,319
2.49%, 09/19/23 (Call 07/19/23)(b)	200	201,298
2.82%, 01/19/22 (Call 12/19/21)(b)	150	152,130
Digicel Group One Ltd., 8.25%, 12/30/22 (Call 12/30/20)(e)	205	121,018
Digicel Group Two Ltd., 8.25%, 09/30/22 (Call 09/30/20)(e)	195	50,577
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24 (Call 05/25/21)(e)	200	189,676
Digicel Ltd.
6.00%, 04/15/21 (Call 11/29/19)(e)	200	149,142
6.75%, 03/01/23 (Call 11/14/19)(e)	500	262,335
DKT Finance ApS, 9.38%, 06/17/23 (Call 06/17/20)(b)	200	214,356
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)	50	23,083
7.13%, 01/15/23	220	100,987
7.63%, 04/15/24(d)	175	78,692
8.75%, 04/15/22	125	59,343
10.50%, 09/15/22 (Call 06/15/22)	550	262,229
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc., 9.88%, 05/01/24 (Call 05/01/21)(b)	265	278,852
GTH Finance BV, 7.25%, 04/26/23 (Call 01/26/23)(e)	200	223,586
HC2 Holdings Inc., 11.50%, 12/01/21 (Call 06/01/20)(b)	125	113,735
Hughes Satellite Systems Corp., 7.63%, 06/15/21	225	242,498
Inmarsat Finance PLC, 4.88%, 05/15/22 (Call 12/02/19)(b)	300	303,852
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(b)	350	325,045
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 12/02/19)(d)	490	457,974
8.00%, 02/15/24 (Call 12/02/19)(b)	375	385,800
8.50%, 10/15/24 (Call 10/15/20)(b)	750	755,707
9.50%, 09/30/22(b)	150	173,746
Intelsat Luxembourg SA, 8.13%, 06/01/23 (Call 12/16/19)(d)	250	209,437
Iridium Communications Inc., 10.25%, 04/15/23 (Call 04/15/20)(b)	110	118,920
Juniper Networks Inc., 4.50%, 03/15/24	35	37,973
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(b)(g)	200	218,842
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 12/02/19)	170	172,081
5.38%, 08/15/22 (Call 12/02/19)	206	206,816
5.38%, 01/15/24 (Call 12/02/19)	225	229,534
5.63%, 02/01/23 (Call 12/02/19)	121	122,106
Level 3 Parent LLC, 5.75%, 12/01/22 (Call 12/01/19)	175	175,366
Metropolitan Light Co. Ltd., 5.50%, 11/21/22 (Call 11/21/20)(b)	733	756,493
Motorola Solutions Inc.
3.50%, 03/01/23	80	82,704

Security	Par (000)	Value

Telecommunications (continued)
3.75%, 05/15/22	$135	$139,937
Nokia OYJ, 3.38%, 06/12/22	150	151,815
Ooredoo International Finance Ltd., 3.25%, 02/21/23(b)	400	407,580
Orange SA, 4.13%, 09/14/21	220	228,875
PCCW-HKT Capital No. 5 Ltd., 3.75%, 03/08/23(e)	200	206,444
Plantronics Inc., 5.50%, 05/31/23 (Call 12/02/19)(b)(d)	115	116,901
Proven Glory Capital Ltd., 3.25%, 02/21/22(e)	200	200,332
Qwest Corp., 6.75%, 12/01/21	250	269,465
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)	210	214,918
4.10%, 10/01/23 (Call 07/01/23)	155	165,232
Sprint Communications Inc.
6.00%, 11/15/22	575	608,074
9.25%, 04/15/22	75	86,530
11.50%, 11/15/21	300	346,800
Sprint Corp.
7.13%, 06/15/24(d)	625	678,325
7.25%, 09/15/21	585	624,417
7.88%, 09/15/23	1,125	1,241,876
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(b)	330	332,455
Telecom Italia SpA/Milano, 5.30%, 05/30/24(b)	350	377,548
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22(d)	275	285,235
Telefonica Emisiones SA, 5.46%, 02/16/21	605	630,954
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	275	283,814
6.00%, 03/01/23 (Call 11/12/19)	150	153,008
6.00%, 04/15/24 (Call 11/12/19)	400	415,500
Trilogy International Partners LLC/Trilogy International Finance Inc., 8.88%, 05/01/22 (Call 12/02/19)(b)	110	105,344
VEON Holdings BV, 3.95%, 06/16/21 (Call 03/16/21)(e)	450	455,526
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	265	268,797
2.95%, 03/15/22	1,588	1,628,049
3.13%, 03/16/22	353	363,117
3.45%, 03/15/21	227	231,865
4.15%, 03/15/24 (Call 12/15/23)	35	37,851
4.60%, 04/01/21	170	176,428
5.15%, 09/15/23	1,040	1,161,462
Vodafone Group PLC, 3.75%, 01/16/24	1,037	1,093,558
Xplornet Communications Inc. (10.63% PIK), 9.63%, 06/01/22 (Call 12/02/19)(b)(h)	100	102,281

		32,766,425

Textiles — 0.0%
Mohawk Industries Inc., 3.85%, 02/01/23 (Call 11/01/22)	25	26,118

Toys, Games & Hobbies — 0.0%
Mattel Inc.
2.35%, 08/15/21 (Call 07/15/21)(d)	125	122,807
3.15%, 03/15/23 (Call 12/15/22)	81	77,313

		200,120

Transportation — 0.5%
AVIC International Finance & Investment Ltd., 4.38%, 05/23/21(e)	200	204,394
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	185	190,831
3.05%, 03/15/22 (Call 12/15/21)	100	102,444
3.05%, 09/01/22 (Call 06/01/22)	735	757,057
3.45%, 09/15/21 (Call 06/15/21)	10	10,267
3.75%, 04/01/24 (Call 01/01/24)	500	534,785

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
3.85%, 09/01/23 (Call 06/01/23)	$75	$79,938
Canadian National Railway Co., 2.85%, 12/15/21 (Call 09/15/21)	50	50,818
COSCO Finance 2011 Ltd., 4.00%, 12/03/22(e)	200	207,730
CRCC Chengan Ltd., 3.97%, (Call 06/27/24)(e)(f)(g)	400	402,880
CSX Corp.
3.70%, 11/01/23 (Call 08/01/23)	35	37,067
4.25%, 06/01/21 (Call 03/01/21)	375	385,669
Eastern Creation II Investment Holdings Ltd., 2.80%, 07/15/22(e)	400	401,140
FedEx Corp.
2.63%, 08/01/22	380	384,951
3.40%, 01/14/22	50	51,475
4.00%, 01/15/24	115	122,668
Global Ship Lease Inc., 9.88%, 11/15/22 (Call 11/15/19)(b)	200	208,282
Hornbeck Offshore Services Inc., 5.00%, 03/01/21 (Call 12/02/19)(d)	50	18,427
Kansas City Southern, 3.00%, 05/15/23 (Call 02/15/23)	120	123,030
Kenan Advantage Group Inc. (The), 7.88%, 07/31/23 (Call 12/02/19)(b)(d)	100	90,484
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., 8.13%, 11/15/21 (Call 12/02/19)(b)	160	131,170
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 12/02/19)(b)	160	94,717
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	87	89,044
3.00%, 04/01/22 (Call 01/01/22)	37	37,766
3.25%, 12/01/21 (Call 09/01/21)	1,009	1,032,752
3.85%, 01/15/24 (Call 10/15/23)	25	26,653
Pelabuhan Indonesia III Persero PT, 4.50%, 05/02/23(e)	400	423,076
Rumo Luxembourg Sarl, 7.38%, 02/09/24 (Call 02/09/21)(e)	200	215,618
Russian Railways via RZD Capital PLC, 5.70%, 04/05/22(e)	600	643,206
Ryder System Inc.
2.25%, 09/01/21 (Call 08/01/21)	230	230,515
2.50%, 09/01/22 (Call 08/01/22)	100	100,785
2.50%, 09/01/24 (Call 08/01/24)	75	75,592
2.88%, 06/01/22 (Call 05/01/22)	55	55,970
3.40%, 03/01/23 (Call 02/01/23)	225	232,776
3.50%, 06/01/21	225	230,089
3.65%, 03/18/24 (Call 02/18/24)	65	68,441
3.75%, 06/09/23 (Call 05/09/23)	50	52,472
3.88%, 12/01/23 (Call 11/01/23)	300	317,823
SCF Capital Designated Activity Co., 5.38%, 06/16/23(e)	400	423,820
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23 (Call 07/15/20)(b)(d)	200	200,236
Transnet SOC Ltd., 4.00%, 07/26/22(b)	200	203,434
Union Pacific Corp.
2.95%, 03/01/22	90	92,160
2.95%, 01/15/23 (Call 10/15/22)	25	25,662
3.15%, 03/01/24 (Call 02/01/24)	349	365,099
3.20%, 06/08/21	125	127,625
3.50%, 06/08/23 (Call 05/08/23)	340	356,595
3.65%, 02/15/24 (Call 11/15/23)	500	528,875
3.75%, 03/15/24 (Call 12/15/23)	10	10,615
4.16%, 07/15/22 (Call 04/15/22)	409	431,389
United Parcel Service Inc.
2.05%, 04/01/21	450	451,854
2.20%, 09/01/24 (Call 08/01/24)	40	40,358
2.35%, 05/16/22 (Call 04/16/22)	275	278,413
2.45%, 10/01/22	540	549,110

Security	Par (000)	Value

Transportation (continued)
2.50%, 04/01/23 (Call 03/01/23)	$70	$71,316
3.13%, 01/15/21	495	502,796
Watco Companies LLC/Watco Finance Corp., 6.38%, 04/01/23 (Call 12/02/19)(b)	102	103,772
XPO Logistics Inc.
6.13%, 09/01/23 (Call 12/02/19)(b)(d)	150	154,936
6.50%, 06/15/22 (Call 12/02/19)(b)	269	274,644
6.75%, 08/15/24 (Call 08/15/21)(b)	250	271,575

		13,887,086

Trucking & Leasing — 0.1%
Aviation Capital Group LLC
2.88%, 01/20/22 (Call 12/20/21)(b)	70	70,383
3.88%, 05/01/23 (Call 04/01/23)(b)	150	155,126
4.38%, 01/30/24 (Call 12/30/23)(b)	200	211,050
6.75%, 04/06/21(b)	250	264,742
DAE Funding LLC
4.50%, 08/01/22 (Call 12/02/19)(e)	275	279,889
5.00%, 08/01/24 (Call 08/01/20)(e)	400	418,004
Fly Leasing Ltd., 6.38%, 10/15/21 (Call 12/02/19)(d)	200	203,464
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22 (Call 03/15/20)(b)	182	189,435
GATX Corp., 4.35%, 02/15/24 (Call 01/15/24)	75	80,438
Penske Truck Leasing Co. LP/PTL Finance Corp.
2.70%, 03/14/23 (Call 02/14/23)(b)	310	313,243
3.38%, 02/01/22 (Call 12/01/21)(b)	325	332,858
3.90%, 02/01/24 (Call 01/01/24)(b)	150	158,412
4.13%, 08/01/23 (Call 07/01/23)(b)	320	339,379
SMBC Aviation Capital Finance DAC
3.00%, 07/15/22 (Call 06/15/22)(b)	300	304,701
4.13%, 07/15/23 (Call 06/15/23)(b)	250	263,895

		3,585,019

Water — 0.0%
Agua y Saneamientos Argentinos SA, 6.63%, 02/01/23 (Call 02/01/21)(e)	150	58,861
American Water Capital Corp., 3.85%, 03/01/24 (Call 12/01/23)	10	10,659

		69,520

Total Corporate Bonds & Notes — 35.2% (Cost: $990,279,510)		1,006,341,467

Foreign Government Obligations(k)

Argentina — 0.1%
Argentina Bonar Bonds, 8.75%, 05/07/24	3,200	964,155
Argentine Republic Government International Bond
4.63%, 01/11/23	750	302,017
5.63%, 01/26/22(d)	915	386,899
6.88%, 04/22/21	1,250	565,837
Provincia de Buenos Aires/Government Bonds
6.50%, 02/15/23(e)	300	102,189
9.13%, 03/16/24(e)	500	173,100
9.95%, 06/09/21(e)	150	57,038
10.88%, 01/26/21(e)	133	67,079

		2,618,314

Azerbaijan — 0.0%
Republic of Azerbaijan International Bond, 4.75%, 03/18/24(e)	400	424,116

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Azerbaijan (continued)
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23(e)	$200	$208,608

		632,724

Bahrain — 0.1%
Bahrain Government International Bond
5.88%, 01/26/21(e)	200	205,760
6.13%, 07/05/22(b)	400	426,788
6.13%, 08/01/23(e)	600	655,092
CBB International Sukuk Co. 5 Spc, 5.62%, 02/12/24(e)	200	213,972

		1,501,612

Belarus — 0.0%
Republic of Belarus International Bond, 6.88%, 02/28/23(e)	200	215,436

Bolivia — 0.0%
Bolivian Government International Bond, 4.88%, 10/29/22(e)	200	207,068

Brazil — 0.1%
Brazilian Government International Bond
2.63%, 01/05/23	1,200	1,202,436
4.88%, 01/22/21	400	413,412

		1,615,848

Canada — 0.6%
Canada Government International Bond, 2.00%, 11/15/22	435	440,464
Export Development Canada
1.38%, 10/21/21	310	308,484
1.50%, 05/26/21	360	359,107
2.00%, 11/30/20	495	496,475
2.00%, 05/17/22	325	328,185
2.50%, 01/24/23	435	447,137
2.63%, 02/21/24	600	624,828
OMERS Finance Trust, 2.50%, 05/02/24(b)	500	515,180
Ontario Teachers’ Finance Trust
2.13%, 09/19/22(b)	500	505,235
2.75%, 04/16/21(b)	600	608,574
Province of Alberta Canada
2.20%, 07/26/22	379	383,836
2.95%, 01/23/24(d)	1,000	1,048,130
3.35%, 11/01/23	675	716,789
Province of British Columbia Canada
2.00%, 10/23/22	820	828,307
2.65%, 09/22/21	290	295,278
Province of Manitoba Canada
2.05%, 11/30/20	440	441,351
2.10%, 09/06/22	320	323,254
2.13%, 05/04/22	235	237,291
2.60%, 04/16/24	500	517,825
Province of Ontario Canada
2.20%, 10/03/22	249	252,396
2.25%, 05/18/22	815	825,823
2.40%, 02/08/22	425	431,367
2.45%, 06/29/22	225	229,273
2.50%, 09/10/21	515	522,318
2.55%, 02/12/21	1,100	1,110,857
2.55%, 04/25/22	500	510,070
3.05%, 01/29/24	1,000	1,052,090
3.20%, 05/16/24	500	531,080
3.40%, 10/17/23(d)	400	425,264
Province of Quebec Canada
2.38%, 01/31/22	775	786,454
2.50%, 04/09/24	1,000	1,033,040

Security	Par (000)	Value

Canada (continued)
2.63%, 02/13/23	$285	$293,465
2.75%, 08/25/21	295	300,437

		17,729,664

Chile — 0.0%
Chile Government International Bond, 3.25%, 09/14/21	610	623,945

China — 0.1%
China Government International Bond, 2.13%, 11/02/22(e)	800	803,488
Export-Import Bank of China (The)
2.00%, 04/26/21(e)	200	199,530
2.63%, 03/14/22(e)	600	605,538
2.75%, 11/28/22(e)	1,000	1,015,180

		2,623,736

Colombia — 0.1%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	700	704,333
4.38%, 07/12/21	1,050	1,086,571

		1,790,904

Costa Rica — 0.0%
Costa Rica Government International Bond, 4.25%, 01/26/23(e)	400	391,808

Croatia — 0.1%
Croatia Government International Bond
5.50%, 04/04/23(e)	700	773,850
6.38%, 03/24/21(e)	700	739,459

		1,513,309

Denmark — 0.0%
Kommunekredit
2.25%, 01/08/21(e)	600	603,450
2.25%, 11/16/22(e)	500	508,560

		1,112,010

Dominican Republic — 0.0%
Dominican Republic International Bond
5.88%, 04/18/24(e)	200	213,824
7.50%, 05/06/21(e)	400	417,788

		631,612

Ecuador — 0.1%
Ecuador Government International Bond
7.95%, 06/20/24(e)	400	386,296
8.75%, 06/02/23(e)	600	610,296
10.75%, 03/28/22(e)	650	690,358

		1,686,950

Egypt — 0.0%
Egypt Government International Bond
5.58%, 02/21/23(e)	200	205,254
6.13%, 01/31/22(e)	800	827,088
6.20%, 03/01/24(e)	200	211,356

		1,243,698

El Salvador — 0.0%
El Salvador Government International Bond, 7.75%, 01/24/23(e)	400	438,332

Finland — 0.0%
Municipality Finance PLC
2.50%, 11/15/23(b)	500	516,075
2.88%, 03/07/23(b)	400	415,652

		931,727

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

France — 0.1%
Agence Francaise de Developpement, 2.75%, 01/22/22(e)	$1,000	$1,021,810
Caisse d’Amortissement de la Dette Sociale
1.88%, 02/12/22(b)(d)	500	502,440
2.00%, 03/22/21(b)	1,250	1,254,887

		2,779,137

Georgia — 0.0%
Georgia Government International Bond, 6.88%, 04/12/21(e)	200	212,108

Germany — 0.1%
FMS Wertmanagement
1.38%, 06/08/21	500	497,570
2.00%, 08/01/22	740	747,555
2.75%, 03/06/23	525	544,100
2.75%, 01/30/24	500	522,925

		2,312,150

Ghana — 0.0%
Ghana Government International Bond, 7.88%, 08/07/23(e)	200	218,012

Guatemala — 0.0%
Guatemala Government Bond, 5.75%, 06/06/22(e)	200	213,690

Honduras — 0.0%
Honduras Government International Bond, 8.75%, 12/16/20(e)	200	212,770

Hong Kong — 0.0%
Hong Kong Government International Bond, 2.50%, 05/28/24(b)	200	205,482

Hungary — 0.1%
Hungary Government International Bond
5.38%, 02/21/23	450	492,998
5.75%, 11/22/23	1,148	1,297,653
6.38%, 03/29/21	820	868,921

		2,659,572

India — 0.0%
Export-Import Bank of India
3.13%, 07/20/21(e)	200	202,146
4.00%, 01/14/23(e)	600	624,450

		826,596

Indonesia — 0.2%
Indonesia Government International Bond
2.95%, 01/11/23	540	547,090
3.38%, 04/15/23(e)	646	663,332
3.70%, 01/08/22(e)	400	410,704
3.75%, 04/25/22(e)	450	464,018
4.45%, 02/11/24	400	429,960
4.88%, 05/05/21(e)	800	828,808
Perusahaan Penerbit SBSN Indonesia III
3.40%, 03/29/22(e)	1,100	1,126,169
3.75%, 03/01/23(e)	400	415,400

		4,885,481

Iraq — 0.0%
Iraq International Bond, 6.75%, 03/09/23(e)	300	303,213

Israel — 0.0%
Israel Government AID Bond, 5.50%, 09/18/23	330	377,279
Israel Government International Bond, 4.00%, 06/30/22	500	527,355

		904,634

Security	Par (000)	Value

Italy — 0.1%
Republic of Italy Government International Bond
2.38%, 10/17/24	$800	$793,960
6.88%, 09/27/23	850	987,717

		1,781,677

Japan — 0.3%
Development Bank of Japan Inc.
1.63%, 09/01/21(b)	250	248,888
2.50%, 10/18/22(e)	700	711,774
3.13%, 09/06/23(b)	1,000	1,044,330
Japan Bank for International Cooperation
1.50%, 07/21/21	700	696,437
1.88%, 04/20/21	300	300,108
2.00%, 11/04/21	200	200,650
2.13%, 11/16/20	400	400,988
2.38%, 07/21/22	500	507,075
2.38%, 11/16/22	700	710,395
2.50%, 06/01/22	940	955,670
2.50%, 05/23/24	1,750	1,795,097
3.25%, 07/20/23	500	524,720
Japan Finance Organization for Municipalities, 4.00%, 01/13/21	100	102,433

		8,198,565

Jersey — 0.1%
IDB Trust Services Ltd.
1.78%, 03/10/21(e)	500	496,815
2.26%, 12/07/21(e)	400	401,540
3.39%, 09/26/23(e)	500	524,905

		1,423,260

Kenya — 0.0%
Kenya Government International Bond, 6.88%, 06/24/24(e)	500	531,665

Kuwait — 0.0%
Kuwait International Government Bond, 2.75%, 03/20/22(e)	1,100	1,116,456

Lebanon — 0.0%
Lebanon Government International Bond
6.00%, 01/27/23(e)	500	298,725
6.10%, 10/04/22(e)	150	90,753
6.25%, 05/27/22	560	335,849
6.65%, 04/22/24(e)	100	57,422
8.25%, 04/12/21(e)	400	279,436

		1,062,185

Lithuania — 0.0%
Lithuania Government International Bond
6.13%, 03/09/21(e)	600	632,256
6.63%, 02/01/22(e)	400	440,748

		1,073,004

Malaysia — 0.1%
1MDB Global Investments Ltd., 4.40%, 03/09/23(e)	1,000	967,000
Export-Import Bank of Malaysia Bhd, 2.48%, 10/20/21(e)	200	200,766
Wakala Global Sukuk Bhd, 4.65%, 07/06/21(b)	250	260,428

		1,428,194

Mexico — 0.1%
Mexico Government International Bond
3.63%, 03/15/22	1,150	1,189,100
4.00%, 10/02/23	470	498,416

		1,687,516

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mongolia — 0.0%
Mongolia Government International Bond
5.13%, 12/05/22(e)	$850	$861,985
5.63%, 05/01/23(e)	400	409,984

		1,271,969

Morocco — 0.0%
Morocco Government International Bond, 4.25%, 12/11/22(e)	620	649,791

Nigeria — 0.0%
Nigeria Government International Bond
6.38%, 07/12/23(e)	200	210,528
6.75%, 01/28/21(e)	690	714,902

		925,430

Norway — 0.1%
Kommunalbanken AS
1.63%, 02/10/21(b)	500	499,315
2.00%, 06/19/24(b)	1,000	1,014,830
2.50%, 01/11/23(b)	450	461,934
2.88%, 06/14/21(b)	500	509,240
3.13%, 10/18/21(b)	500	513,730

		2,999,049

Oman — 0.1%
Oman Government International Bond
3.63%, 06/15/21(e)	200	200,200
3.88%, 03/08/22(e)	600	600,960
4.13%, 01/17/23(e)	500	502,495
Oman Sovereign Sukuk SAOC, 4.40%, 06/01/24(e)	700	704,550

		2,008,205

Pakistan — 0.0%
Third Pakistan International Sukuk Co. Ltd. (The)
5.50%, 10/13/21(e)	200	200,888
5.63%, 12/05/22(e)	600	602,148

		803,036

Paraguay — 0.0%
Paraguay Government International Bond, 4.63%, 01/25/23(e)	200	211,426

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 02/08/22(e)	500	522,970
Fondo MIVIVIENDA SA, 3.50%, 01/31/23(e)	770	787,518

		1,310,488

Philippines — 0.1%
Philippine Government International Bond, 4.00%, 01/15/21	1,670	1,707,141

Poland — 0.1%
Republic of Poland Government International Bond
3.00%, 03/17/23	700	722,316
4.00%, 01/22/24	100	108,174
5.00%, 03/23/22	1,100	1,178,485
5.13%, 04/21/21	550	575,272

		2,584,247

Qatar — 0.1%
Qatar Government International Bond
2.38%, 06/02/21(e)	800	802,480
3.38%, 03/14/24(e)	400	418,432
3.88%, 04/23/23(e)	400	422,176
4.50%, 01/20/22(b)	914	960,203

Security	Par (000)	Value

Qatar (continued)
SoQ Sukuk A QSC, 3.24%, 01/18/23(e)	$550	$569,932

		3,173,223

Romania — 0.1%
Romanian Government International Bond
4.38%, 08/22/23(e)	600	641,688
4.88%, 01/22/24(e)	150	164,900
6.75%, 02/07/22(e)	700	769,160

		1,575,748

Russia — 0.1%
Russian Foreign Bond-Eurobond
4.50%, 04/04/22(e)	1,600	1,684,736
4.88%, 09/16/23(e)	600	656,916

		2,341,652

Saudi Arabia — 0.1%
KSA Sukuk Ltd., 2.89%, 04/20/22(e)	2,000	2,032,980
Saudi Government International Bond
2.38%, 10/26/21(e)	1,800	1,805,364
2.88%, 03/04/23(e)	250	255,270

		4,093,614

Serbia — 0.0%
Serbia International Bond, 7.25%, 09/28/21(e)	332	362,680

South Africa — 0.0%
Republic of South Africa Government International Bond, 5.88%, 05/30/22	800	861,728

South Korea — 0.2%
Export-Import Bank of Korea
1.88%, 10/21/21	200	199,412
2.50%, 05/10/21	200	201,492
2.75%, 01/25/22	800	812,008
2.83%, 11/01/22, (3 mo. LIBOR US + 0.925%)(a)	600	608,370
2.91%, 06/01/23, (3 mo. LIBOR US + 0.775%)(a)	200	202,072
3.00%, 11/01/22	200	205,550
4.00%, 01/14/24	200	215,550
4.38%, 09/15/21	400	417,332
5.00%, 04/11/22	900	962,919
Korea Development Bank (The)
2.13%, 10/01/24	400	401,180
3.25%, 02/19/24	200	209,718
Suhyup Bank, 3.63%, 01/29/24(e)	200	210,376

		4,645,979

Sri Lanka — 0.1%
Sri Lanka Government International Bond
5.75%, 01/18/22(e)	400	404,580
5.75%, 04/18/23(e)	400	402,476
6.25%, 07/27/21(e)	300	306,018
6.85%, 03/14/24(e)	400	413,196

		1,526,270

Supranational — 2.5%
African Development Bank
1.25%, 07/26/21	640	635,654
1.63%, 09/16/22	25	25,017
2.13%, 11/16/22	635	644,715
2.38%, 09/23/21	315	319,259
2.63%, 03/22/21	540	546,998
3.00%, 09/20/23	500	526,015
African Export-Import Bank (The)
4.00%, 05/24/21(e)	250	254,705

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
4.13%, 06/20/24(e)	$250	$259,840
5.25%, 10/11/23(e)	250	269,188
Asian Development Bank
1.50%, 10/18/24	2,000	1,989,980
1.63%, 03/16/21(d)	200	199,884
1.75%, 06/08/21	960	961,459
1.75%, 09/13/22	1,490	1,496,541
1.88%, 02/18/22	425	427,593
2.00%, 02/16/22(d)	855	862,524
2.25%, 01/20/21	765	770,049
2.63%, 01/30/24	1,120	1,166,502
2.75%, 03/17/23	1,325	1,375,072
2.88%, 11/27/20	25	25,307
Asian Infrastructure Investment Bank (The), 2.25%, 05/16/24	1,550	1,591,912
Banque Ouest Africaine de Developpement, 5.50%, 05/06/21(b)	200	207,638
Corp. Andina de Fomento
2.13%, 09/27/21	310	309,117
4.38%, 06/15/22	750	788,587
Council of Europe Development Bank
1.63%, 03/16/21	550	549,533
2.63%, 02/13/23	925	954,748
European Bank for Reconstruction & Development
1.50%, 11/02/21	110	109,716
1.88%, 02/23/22	400	402,288
2.00%, 02/01/21	210	210,794
2.13%, 03/07/22	285	288,320
2.75%, 04/26/21	450	457,034
2.75%, 03/07/23	400	414,828
European Investment Bank
1.38%, 09/15/21(d)	325	323,554
1.63%, 12/15/20	1,600	1,598,720
1.63%, 06/15/21	65	64,989
2.00%, 03/15/21	1,200	1,205,472
2.00%, 12/15/22	1,325	1,341,337
2.13%, 10/15/21	565	570,588
2.25%, 03/15/22	1,250	1,268,912
2.25%, 08/15/22	1,095	1,114,546
2.25%, 06/24/24	1,775	1,826,510
2.38%, 05/13/21	850	859,222
2.38%, 06/15/22	2,545	2,595,696
2.50%, 04/15/21	1,783	1,804,414
2.50%, 03/15/23	1,605	1,652,412
2.63%, 05/20/22	1,000	1,025,690
2.63%, 03/15/24	3,200	3,337,664
2.88%, 08/15/23	1,575	1,648,663
3.13%, 12/14/23	125	132,584
3.25%, 01/29/24	125	133,379
4.00%, 02/16/21	175	180,124
European Stability Mechanism, 1.38%, 09/11/24(b)	1,000	986,460
Inter-American Development Bank
1.25%, 09/14/21	465	461,824
1.75%, 04/14/22	1,090	1,093,880
1.75%, 09/14/22	750	753,225
1.88%, 03/15/21	985	987,709
1.88%, 07/23/21	10	10,042
2.13%, 11/09/20	550	552,249
2.13%, 01/18/22	1,095	1,107,078
2.50%, 01/18/23	1,304	1,340,264

Security	Par (000)	Value

Supranational (continued)
2.63%, 04/19/21	$790	$800,870
2.63%, 01/16/24	925	962,888
3.00%, 10/04/23	550	579,293
3.00%, 02/21/24	525	555,088
International Bank for Reconstruction & Development
1.38%, 05/24/21	1,090	1,085,553
1.38%, 09/20/21	725	721,795
1.63%, 03/09/21	335	334,893
1.63%, 02/10/22	610	610,366
2.00%, 01/26/22	1,935	1,951,989
2.13%, 11/01/20	250	250,988
2.13%, 07/01/22	1,000	1,013,980
2.13%, 02/13/23	300	305,430
2.25%, 06/24/21	1,100	1,110,923
2.50%, 03/19/24	4,025	4,177,266
2.75%, 07/23/21	1,560	1,589,796
3.00%, 09/27/23	750	790,027
7.63%, 01/19/23	1,475	1,750,294
Series GDIF, 1.50%, 08/28/24	50	49,758
Series GDIF, 1.88%, 06/19/23	75	75,746
International Development Association, 2.75%, 04/24/23(b)	250	259,488
International Finance Corp.
1.13%, 07/20/21	300	297,495
2.00%, 10/24/22	825	835,024
2.25%, 01/25/21	235	236,633
2.88%, 07/31/23	540	564,883
Nordic Investment Bank
1.25%, 08/02/21	650	645,580
2.13%, 02/01/22	40	40,440
2.25%, 02/01/21	250	251,630
2.25%, 05/21/24	1,000	1,027,630
North American Development Bank, 2.40%, 10/26/22	150	151,487

		72,045,257

Sweden — 0.2%
Kommuninvest I Sverige AB
2.25%, 05/29/21(b)	1,000	1,008,360
2.63%, 09/15/22(b)	1,000	1,027,270
Svensk Exportkredit AB
1.75%, 03/10/21	700	700,350
2.00%, 08/30/22	500	504,675
2.38%, 03/09/22	450	457,222
2.88%, 05/22/21	575	585,097
3.13%, 11/08/21	10	10,284
Sweden Government International Bond
2.38%, 02/15/21(b)	600	605,076
2.38%, 02/15/23(b)	1,000	1,024,710

		5,923,044

Turkey — 0.2%
Export Credit Bank of Turkey
4.25%, 09/18/22(e)	600	577,062
5.38%, 02/08/21(e)	200	201,536
Hazine Mustesarligi Varlik Kiralama AS
4.25%, 06/08/21(e)	638	637,821
5.00%, 04/06/23(e)	400	397,728
5.80%, 02/21/22(e)	600	611,394
Turkey Government International Bond
3.25%, 03/23/23	1,000	947,500
5.63%, 03/30/21	200	204,510
5.75%, 03/22/24	600	605,724

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Turkey (continued)
6.25%, 09/26/22	$780	$808,275
6.35%, 08/10/24	400	413,084
7.25%, 12/23/23	800	852,880

		6,257,514

Ukraine — 0.1%
Ukraine Government International Bond
7.75%, 09/01/21(e)	400	418,540
7.75%, 09/01/22(e)	400	426,024
7.75%, 09/01/23(e)	430	460,220
7.75%, 09/01/24(e)	250	268,418
8.99%, 02/01/24(e)	200	222,718

		1,795,920

United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.13%, 05/03/21(e)	800	800,592
2.50%, 10/11/22(e)	800	808,392
Dubai DOF Sukuk Ltd.
3.88%, 01/30/23(e)	400	415,436
6.45%, 05/02/22(e)	200	218,322
Sharjah Sukuk 2 Ltd., 3.84%, 01/27/21(e)	200	203,234

		2,445,976

Uruguay — 0.0%
Uruguay Government International Bond, 8.00%, 11/18/22	330	370,583

Venezuela — 0.0%
Venezuela Government International Bond
6.00%, 12/09/20(c)(e)	200	20,000
7.75%, 10/13/19(c)(e)	325	33,719
9.00%, 05/07/23(c)(e)	100	10,445
12.75%, 08/23/22(c)(e)	300	31,086

		95,250

Zambia — 0.0%
Zambia Government International Bond
5.38%, 09/20/22(e)	567	391,531
8.50%, 04/14/24(e)	200	142,020

		533,551

Total Foreign Government Obligations — 6.8% (Cost: $194,887,112)		194,062,835

Municipal Debt Obligations

California — 0.0%
State of California GO BAB, 5.70%, 11/01/21	400	430,208

Florida — 0.0%
State Board of Administration Finance Corp. RB
Series A, 2.64%, 07/01/21	100	101,266
Series A, 3.00%, 07/01/20	250	251,802

		353,068

New Jersey — 0.0%
New Jersey Economic Development Authority RB, Series B, 0.00%, 02/15/20 (AGM)(i)	40	39,751

New York — 0.0%
New York State Urban Development Corp. RB, Series B, 2.10%, 03/15/22	185	185,046

Total Municipal Debt Obligations — 0.0% (Cost: $998,976)		1,008,073

Security	Par (000)	Value

U.S. Government & Agency Obligations

Mortgage-Backed Securities — 6.1%
Federal Home Loan Mortgage Corp.
2.50%, 01/01/30	$850	$864,010
2.50%, 08/01/31	534	542,729
2.50%, 10/01/31	1,522	1,546,566
2.50%, 12/01/31	787	799,443
2.50%, 02/01/32	883	897,323
2.50%, 01/01/33	2,515	2,552,270
2.74%, 02/01/45, (12 mo. LIBOR US + 1.622%)(a)	53	53,947
3.00%, 05/01/29	349	358,468
3.00%, 05/01/30	764	785,736
3.00%, 06/01/30	63	64,485
3.00%, 07/01/30	471	485,303
3.00%, 12/01/30	804	826,763
3.00%, 05/01/31	318	326,608
3.00%, 06/01/31	207	213,280
3.00%, 07/01/34	1,353	1,387,829
3.50%, 05/01/32	149	155,963
3.50%, 09/01/32	141	146,954
3.50%, 07/01/33	580	601,244
3.50%, 06/01/34	3,155	3,277,660
4.00%, 05/01/33	478	499,065
Federal National Mortgage Association
2.50%, 07/01/28	1,034	1,049,376
2.50%, 12/01/29	274	277,578
2.50%, 03/01/30	146	148,507
2.50%, 07/01/30	177	179,398
2.50%, 08/01/30	514	521,578
2.50%, 12/01/30	84	84,803
2.50%, 01/01/31	76	77,148
2.50%, 08/01/31	1,556	1,579,686
2.50%, 09/01/31	1,486	1,509,097
2.50%, 10/01/31	7,245	7,355,372
2.50%, 12/01/31	2,148	2,181,313
2.50%, 02/01/32	1,528	1,551,139
2.50%, 03/01/32	1,533	1,556,479
2.50%, 04/01/32	2,028	2,059,013
2.50%, 10/01/32	224	227,317
2.50%, 01/01/33	1,926	1,955,200
2.50%, 11/01/34(l)	34,697	35,069,722
3.00%, 10/01/27	84	85,941
3.00%, 10/01/28	396	407,655
3.00%, 11/01/28	362	372,689
3.00%, 04/01/30	167	172,149
3.00%, 07/01/30	112	115,279
3.00%, 08/01/30	398	408,894
3.00%, 09/01/30	753	774,078
3.00%, 10/01/30	362	372,664
3.00%, 11/01/30	88	90,893
3.00%, 12/01/30	319	327,727
3.00%, 01/01/31	3,794	3,905,616
3.00%, 02/01/31	1,941	2,001,643
3.00%, 03/01/31	400	412,487
3.00%, 04/01/31	212	218,573
3.00%, 06/01/31	1,050	1,081,064
3.00%, 07/01/31	1,259	1,299,711
3.00%, 09/01/31	328	337,854
3.00%, 10/01/31	98	101,192
3.00%, 01/01/32	1,167	1,204,689

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 02/01/32	$3,925	$4,048,108
3.00%, 03/01/32	342	352,036
3.00%, 06/01/32	1,235	1,269,508
3.00%, 08/01/32	695	718,120
3.00%, 11/01/32	1,051	1,086,430
3.00%, 12/01/32	2,277	2,343,718
3.00%, 02/01/33	1,230	1,271,151
3.00%, 09/01/34	9,568	9,862,231
3.00%, 11/01/34(l)	16,478	16,872,571
3.32%, 12/01/44, (12 mo. LIBOR US + 1.576%)(a)	52	53,635
3.50%, 01/01/27	18	19,025
3.50%, 12/01/29	34	35,612
3.50%, 07/01/30	368	383,747
3.50%, 10/01/30	196	203,689
3.50%, 11/01/30	25	26,271
3.50%, 03/01/31	247	257,743
3.50%, 06/01/31	329	345,183
3.50%, 01/01/32	160	168,267
3.50%, 05/01/32	290	304,477
3.50%, 06/01/32	273	286,546
3.50%, 07/01/32	97	100,460
3.50%, 08/01/32	110	115,243
3.50%, 09/01/32	709	736,600
3.50%, 10/01/32	111	115,505
3.50%, 11/01/32	77	80,506
3.50%, 03/01/33	836	878,131
3.50%, 04/01/33	1,430	1,491,729
3.50%, 05/01/33	738	775,293
3.50%, 08/01/34	3,018	3,134,910
3.50%, 11/01/34(l)	10,538	10,916,298
4.00%, 07/01/29	236	245,892
4.00%, 05/01/33	1,085	1,132,342
4.00%, 06/01/33	570	594,789
4.00%, 07/01/33	412	430,282
4.00%, 11/01/34(l)	4,352	4,536,749
4.43%, 04/01/44, (12 mo. LIBOR US + 1.590%)(a)	116	121,285
4.50%, 11/01/34(l)	112	115,372
5.00%, 11/01/34(l)	178	183,137
Series 2012-M13, Class A2, 2.38%, 05/25/22	871	879,101
Series 2014-M13, Class A2, 3.02%, 08/25/24(a)	100	104,334
FHLMC Multifamily Structured Pass Through Certificates
Series K010, Class A2, 4.33%, 10/25/20(a)	990	999,849
Series K013, Class A2, 3.97%, 01/25/21 (Call 01/11/21)(a)	50	50,759
Series K017, Class A2, 2.87%, 12/25/21	721	729,517
Series K020, Class A2, 2.37%, 05/25/22	100	100,994
Series K022, Class A2, 2.36%, 07/25/22	3,000	3,032,949
Series K027, Class A2, 2.64%, 01/25/23	2,358	2,407,171
Series K028, Class A2, 3.11%, 02/25/23	500	517,319
Series K030, Class A2, 3.25%, 04/25/23(a)	2,500	2,599,951
Series K033, Class A2, 3.06%, 07/25/23(a)	2,000	2,074,922
Series K034, Class A2, 3.53%, 07/25/23(a)	1,250	1,316,762
Series K036, Class A2, 3.53%, 10/25/23(a)	500	527,974
Series K038, Class A1, 2.60%, 10/25/23	42	41,878
Series K-1512, Class A2, 2.99%, 05/25/31	460	490,631
Series K-1512, Class A3, 3.06%, 04/25/34	450	479,473
Series K722, Class A2, 2.41%, 03/25/23	1,700	1,719,195
Series K724, Class A2, 3.06%, 11/25/23(a)	1,500	1,555,894
Series K725, Class A1, 2.67%, 05/25/23	601	609,945

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K729, Class A1, 2.95%, 02/25/24	$2,852	$2,913,704

		176,224,083

U.S. Government Agency Obligations — 1.6%
Federal Farm Credit Banks, 2.85%, 09/20/21	645	658,584
Federal Farm Credit Banks Funding Corp.
1.85%, 07/26/24	35	35,363
1.90%, 06/24/21	115	115,511
Federal Home Loan Banks
1.13%, 07/14/21	970	962,288
1.38%, 09/28/20	250	249,358
1.50%, 08/15/24	260	259,043
1.88%, 03/13/20	400	400,244
1.88%, 12/11/20	180	180,572
2.13%, 02/11/20	2,500	2,502,800
2.13%, 06/10/22	600	608,328
2.38%, 12/13/19	675	675,486
2.38%, 03/30/20	500	501,450
2.38%, 09/10/21	600	608,604
2.63%, 12/10/21	650	663,410
3.00%, 12/09/22	3,645	3,799,767
3.38%, 09/08/23	330	351,912
3.63%, 06/11/21	6,915	7,134,136
4.13%, 03/13/20	1,400	1,412,432
Federal Home Loan Mortgage Corp.
1.13%, 08/12/21	1,150	1,140,742
1.38%, 04/20/20	1,000	998,610
2.38%, 02/16/21	900	908,550
2.38%, 01/13/22	3,720	3,783,872
2.75%, 06/19/23	4,195	4,370,770
Federal National Mortgage Association
1.25%, 05/06/21	1,700	1,690,803
1.25%, 08/17/21	900	894,789
1.38%, 02/26/21	850	847,527
1.38%, 10/07/21	875	871,395
1.75%, 07/02/24	500	503,760
1.88%, 04/05/22	500	503,690
2.00%, 01/05/22	790	797,118
2.00%, 10/05/22	1,400	1,417,710
2.38%, 01/19/23	1,310	1,343,549
2.50%, 02/05/24	505	523,897
2.63%, 01/11/22	410	419,221
2.88%, 10/30/20	2,750	2,783,660

		44,918,951

U.S. Government Obligations — 48.3%
U.S. Treasury Note/Bond
1.13%, 02/28/21	15,250	15,157,666
1.13%, 06/30/21	10,500	10,421,250
1.13%, 08/31/21	16,000	15,872,500
1.13%, 09/30/21	10,100	10,016,359
1.25%, 03/31/21	4,300	4,279,844
1.25%, 10/31/21	11,400	11,330,086
1.25%, 07/31/23	29,500	29,216,524
1.38%, 12/15/19	9,800	9,797,320
1.38%, 01/31/21	24,200	24,139,500
1.38%, 04/30/21	6,800	6,778,484
1.38%, 05/31/21	8,000	7,973,438
1.38%, 06/30/23	12,000	11,936,250
1.38%, 08/31/23	39,500	39,293,242
1.38%, 09/30/23	54,800	54,491,750

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.50%, 01/31/22	$8,700	$8,694,563
1.50%, 02/28/23	24,000	23,983,125
1.50%, 03/31/23	2,000	1,998,750
1.63%, 12/31/19(d)	7,060	7,059,173
1.63%, 11/30/20	20,300	20,305,551
1.63%, 08/15/22	3,500	3,510,664
1.63%, 08/31/22	2,500	2,507,422
1.63%, 11/15/22	10,000	10,032,813
1.63%, 04/30/23	25,000	25,087,891
1.63%, 05/31/23	16,800	16,859,063
1.75%, 10/31/20	18,300	18,327,164
1.75%, 11/15/20	2,000	2,002,891
1.75%, 12/31/20	13,700	13,721,941
1.75%, 11/30/21	8,000	8,033,125
1.75%, 02/28/22	2,400	2,411,625
1.75%, 03/31/22	6,000	6,031,406
1.75%, 04/30/22	6,700	6,736,117
1.75%, 05/15/22	9,750	9,805,606
1.75%, 05/31/22	2,500	2,514,258
1.75%, 06/30/22	500	503,125
1.75%, 09/30/22	6,000	6,040,313
1.75%, 01/31/23	18,000	18,127,969
1.75%, 05/15/23	16,000	16,121,250
1.75%, 06/30/24	8,500	8,584,336
1.75%, 07/31/24	12,500	12,627,930
1.88%, 12/15/20	4,000	4,011,875
1.88%, 11/30/21	5,000	5,035,156
1.88%, 01/31/22	7,500	7,554,492
1.88%, 02/28/22	16,250	16,373,145
1.88%, 03/31/22	8,200	8,266,625
1.88%, 04/30/22	5,250	5,293,887
1.88%, 05/31/22	2,800	2,825,375
1.88%, 07/31/22	8,500	8,579,688
1.88%, 08/31/22	8,200	8,281,359
1.88%, 09/30/22	5,500	5,557,148
1.88%, 08/31/24	7,200	7,313,063
2.00%, 11/30/20	28,100	28,217,449
2.00%, 02/28/21	15,000	15,081,445
2.00%, 05/31/21	12,800	12,882,500
2.00%, 08/31/21	10,500	10,581,211
2.00%, 10/31/21	6,500	6,556,621
2.00%, 11/15/21	8,700	8,778,844
2.00%, 12/31/21	7,746	7,821,039
2.00%, 07/31/22	3,200	3,241,500
2.00%, 10/31/22	8,200	8,314,672
2.00%, 11/30/22	5,500	5,578,633
2.00%, 02/15/23	8,000	8,121,875
2.00%, 04/30/24	34,500	35,195,391
2.00%, 06/30/24	14,000	14,289,844
2.13%, 01/31/21	6,500	6,543,164
2.13%, 05/31/21	12,000	12,100,781
2.13%, 06/30/21	6,750	6,810,645
2.13%, 08/15/21	29,300	29,579,266
2.13%, 09/30/21	60,500	61,130,996
2.13%, 12/31/21	5,000	5,061,328
2.13%, 06/30/22	7,400	7,516,781
2.13%, 12/31/22	23,300	23,735,055
2.13%, 11/30/23	7,000	7,163,516
2.13%, 02/29/24	37,000	37,916,328
2.13%, 03/31/24	18,000	18,455,625

Security	Par/ Shares (000)		Value

U.S. Government Obligations (continued)
2.13%, 09/30/24	$7,300		$7,501,320
2.25%, 02/15/21	7,250		7,311,172
2.25%, 03/31/21	22,900		23,109,320
2.25%, 04/30/21	13,100		13,227,418
2.25%, 12/31/23	8,350		8,590,715
2.25%, 01/31/24	23,000		23,679,219
2.25%, 04/30/24	10,000		10,312,500
2.38%, 12/31/20	16,000		16,139,375
2.38%, 01/31/23	6,000		6,160,781
2.38%, 08/15/24	15,000		15,576,562
2.50%, 01/31/21	10,400		10,516,594
2.50%, 01/15/22	22,250		22,708,906
2.50%, 03/31/23	8,000		8,259,375
2.50%, 01/31/24	11,500		11,957,305
2.50%, 05/15/24	28,000		29,183,438
2.63%, 11/15/20	20,650		20,864,567
2.63%, 05/15/21	18,000		18,282,656
2.63%, 07/15/21	20,000		20,350,781
2.63%, 02/28/23	5,500		5,695,508
2.63%, 06/30/23	5,250		5,455,898
2.75%, 11/30/20	7,775		7,870,062
2.75%, 09/15/21	6,800		6,948,750
2.75%, 04/30/23	13,800		14,373,562
2.75%, 07/31/23	16,500		17,232,187
2.75%, 08/31/23	12,000		12,543,750
2.88%, 10/15/21	9,000		9,226,406
2.88%, 09/30/23	8,000		8,410,000
2.88%, 11/30/23	8,000		8,424,375
3.13%, 05/15/21	24,000		24,556,875
3.63%, 02/15/21	11,300		11,591,769
7.13%, 02/15/23	6,500		7,659,336
7.25%, 08/15/22	1,000		1,155,000
7.88%, 02/15/21	4,600		4,961,711
8.00%, 11/15/21	1,000		1,127,734

			1,383,063,533

Total U.S. Government & Agency Obligations — 56.0% (Cost: $1,577,346,879)			1,604,206,567

Common Stocks

Diversified Financial Services — 0.0%
HoldCo.(m)(n)	16		15,264

Total Common Stocks — 0.0% (Cost $15,264)			15,264

Preferred Stocks

Diversified Financial Services — 0.0%
HoldCo. Preference Shares(m)(n)	0	(o)	98

Internet & Direct Marketing Retail — 0.0%
MYT Holding Co., 10.00%, 06/07/29(b)	21		17,754

Total Preferred Stocks — 0.0% (Cost $19,860)			17,852

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)		Value

Warrants

Advertising — 0.0%
Affinion Group Inc. (Expires 12/12/23)(n)	0	(o)	$—

Total Warrants — 0.0% (Cost $0)			—

Short-Term Investments

Money Market Funds — 3.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(p)(q)	71,608		71,644,239
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(p)(q)(r)	29,770		29,770,269

			101,414,508

Total Short-Term Investments — 3.5% (Cost: $101,389,134)			101,414,508

Total Investments in Securities — 103.3% (Cost: $2,916,203,017)			2,959,142,474

Other Assets, Less Liabilities — (3.3)%			(95,890,180)

Net Assets — 100.0%			$2,863,252,294

(a)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	All or a portion of this security is on loan.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Perpetual security with no stated maturity date.
(g)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(h)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(i)	Zero-coupon bond.
(j)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(k)	U.S. dollar denominated security issued by foreign domiciled entity.
(l)	TBA transaction.
(m)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(n)	Non-income producing security.
(o)	Rounds to less than 1,000.
(p)	Affiliate of the Fund.
(q)	Annualized 7-day yield as of period-end.
(r)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/18 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)		Par/Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	83,978	—		(12,370	)(b)	71,608	$71,644,239	$1,851,508		$2,315		$13,977
BlackRock Cash Funds: Treasury, SL Agency Shares	28,616	1,154	(b)	—		29,770	29,770,269	202,570	(c)	—		—
PNC Bank N.A.
2.15%, 04/29/21(d)	250	10		—		260	N/A	5,174		—		8,250
2.40%, 10/18/19(d)	—	—		—		—	N/A	37		—		(3)
2.50%, 01/22/21(d)	250	—		—		250	N/A	6,860		—		3,413
2.63%, 02/17/22(d)	850	42		—		892	N/A	24,300		—		19,008
2.70%, 11/01/22(d)	350	250		—		600	N/A	15,218		—		6,958
3.50%, 06/08/23(d)	500	—		—		500	N/A	18,039		—		770
PNC Financial Services Group Inc. (The)
4.38%, 08/11/20(d)	100	50		(150)		—	N/A	3,391		1,210		1,251
5.13%, 02/08/20(d)	400	—		(400)		—	N/A	3,142		(2,682)		5,561

							$101,414,508	$2,130,239		$843		$59,185

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core 1-5 Year USD Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1		Level 2	Level 3	Total

Investments
Assets
Asset-Backed Securities	$—		$22,654,421	$—	$22,654,421
Collaterized Mortgage Obligations	—		29,421,487	—	29,421,487
Corporate Bonds & Notes	—		1,006,341,467	—	1,006,341,467
Foreign Government Obligations	—		194,062,835	—	194,062,835
Municipal Debt Obligations	—		1,008,073	—	1,008,073
U.S. Government & Agency Obligations	—		1,604,206,567	—	1,604,206,567
Common Stocks	—		—	15,264	15,264
Preferred Stocks	17,754		—	98	17,852
Warrants	0	(a)	—	—	0	(a)
Money Market Funds	101,414,508		—	—	101,414,508

	$101,432,262		$2,857,694,850	$15,362	$2,959,142,474

(a)	Rounds to less than $1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Australia — 0.6%
APT Pipelines Ltd.
2.00%, 03/22/27(a)	EUR	100	$120,983
3.50%, 03/22/30(a)	GBP	100	144,080
Aurizon Network Pty Ltd., 2.00%, 09/18/24(a)	EUR	200	242,471
Ausgrid Finance Pty Ltd., 3.75%, 10/30/24 (Call 07/30/24)(a)	AUD	200	149,101
AusNet Services Holdings Pty Ltd.
1.50%, 02/26/27(a)	EUR	290	347,406
2.60%, 07/31/29	AUD	100	70,029
3.00%, 02/13/24(a)	EUR	200	251,287
Australia & New Zealand Banking Group Ltd.
0.38%, 11/19/19(a)	EUR	100	111,601
0.45%, 11/22/23(a)	EUR	200	229,182
0.75%, 09/29/26(a)	EUR	200	232,332
3.10%, 02/08/24(a)	AUD	300	219,599
BHP Billiton Finance Ltd.
5.63%, 10/22/79 (Call 10/22/24)(a)(b)	EUR	100	136,031
Series 09, 2.25%, 09/25/20(a)	EUR	100	113,994
Series 11, 3.25%, 09/25/24(a)	GBP	150	213,993
Series 12, 4.30%, 09/25/42	GBP	100	180,701
Series 17, 1.50%, 04/29/30 (Call 01/29/30)(a)	EUR	200	242,933
Commonwealth Bank of Australia
0.50%, 07/11/22(a)	EUR	400	454,065
0.50%, 07/27/26(a)	EUR	100	115,583
0.75%, 11/04/21(a)	EUR	300	342,102
0.88%, 02/19/29(a)	EUR	200	238,453
1.94%, 10/03/29 (Call 10/03/24)(a)(b)	EUR	100	116,513
2.75%, 11/17/21(a)	AUD	200	141,950
3.00%, 01/11/24(a)	AUD	200	145,768
3.00%, 09/04/26(a)	GBP	100	145,435
Macquarie Bank Ltd.
1.75%, 08/07/24(a)	AUD	400	274,679
Series GDIP, 1.13%, 01/20/22(a)	EUR	200	229,188
National Australia Bank Ltd.
0.25%, 03/28/22(a)	EUR	300	339,307
0.25%, 05/20/24(a)	EUR	340	383,152
0.30%, 10/31/25(a)	CHF	150	156,292
0.35%, 09/07/22(a)	EUR	360	407,329
0.63%, 08/30/23(a)	EUR	360	411,743
0.75%, 01/30/26(a)	EUR	200	234,318
0.88%, 11/16/22(a)	EUR	200	230,991
1.38%, 06/27/22(a)	GBP	200	260,449
2.25%, 06/06/25(a)	EUR	100	126,428
Pacific National Finance Pty Ltd., 5.25%, 05/19/25	AUD	50	39,161
Scentre Group Trust 1/Scentre Group Trust 2
1.38%, 03/22/23 (Call 12/22/22)(a)	EUR	150	173,869
1.45%, 03/28/29 (12/28/28)(a)	EUR	100	118,549
Telstra Corp. Ltd.
3.50%, 09/21/22(a)	EUR	250	307,909
4.00%, 09/16/22(a)	AUD	50	36,790
Transurban Finance Co. Pty Ltd., 2.00%, 08/28/25 (Call 05/28/25)(a)	EUR	100	121,561
Wesfarmers Ltd., 3.66%, 11/18/20(a)	AUD	100	70,488
Westpac Banking Corp.
0.38%, 03/05/23(a)	EUR	200	226,169
0.38%, 04/02/26(a)	EUR	300	343,518
0.50%, 05/17/24(a)	EUR	200	229,987
0.50%, 01/16/25(a)	EUR	200	230,415

Security		Par (000)	Value

Australia (continued)
1.13%, 09/05/27(a)	EUR	320	$383,023
1.50%, 03/24/21(a)	EUR	100	114,450
3.25%, 01/22/20	AUD	100	69,198
3.25%, 11/16/23	AUD	100	73,437

			10,297,992

Austria — 0.3%
Autobahnen- und Schnellstrassen-Finanzierungs-AG
0.25%, 10/18/24(a)	EUR	400	460,322
0.63%, 09/15/22(a)	EUR	100	115,174
1.38%, 04/09/21(a)	EUR	300	343,745
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 0.63%, 06/19/34(a)	EUR	200	233,827
Erste Group Bank AG
0.63%, 04/17/26(a)	EUR	200	234,650
3.50%, 02/08/22	EUR	100	121,384
HYPO NOE Landesbank fuer Niederoesterreich und Wien AG, 0.38%, 04/04/23(a)	EUR	200	228,298
Hypo Tirol Bank AG, 0.50%, 02/11/21(a)	EUR	100	112,729
Hypo Vorarlberg Bank AG, 0.63%, 07/17/26(a)	EUR	100	117,147
OeBB Infrastruktur AG
1.00%, 11/18/24(a)	EUR	50	59,656
3.38%, 05/18/32(a)	EUR	50	77,478
3.50%, 10/19/20(a)	EUR	600	695,055
OeBB-Infrastruktur AG
2.25%, 07/04/23(a)	EUR	500	613,630
3.00%, 10/24/33	EUR	100	153,171
Oesterreichische Kontrollbank AG
0.25%, 09/26/24(a)	EUR	200	229,695
0.75%, 03/07/22(a)	GBP	100	129,203
OMV AG
1.88%, 12/04/28(a)	EUR	200	252,008
2.88%, (Call 03/19/24)(a)(b)(c)	EUR	100	119,495
4.25%, 10/12/21(a)	EUR	270	326,833
5.25%, (Call 12/09/21)(a)(b)(c)	EUR	220	270,287
Raiffeisenlandesbank Niederoesterreich-Wien AG 0.38%, 09/13/24(a)	EUR	200	230,190
0.63%, 08/28/26	EUR	100	117,289
Raiffeisen-Landesbank Steiermark AG, 1.38%, 05/11/33(a)	EUR	100	128,281
Telekom Finanzmanagement GmbH, 1.50%, 12/07/26 (Call 09/07/26)(a)	EUR	100	120,294
UniCredit Bank Austria AG
0.63%, 03/20/29(a)	EUR	200	235,496
4.13%, 02/24/21(a)	EUR	100	118,098

			5,843,435

Belgium — 0.4%
Anheuser-Busch InBev Finance Inc.
Series MPLE, 2.60%, 05/15/24 (Call 03/15/24)	CAD	150	114,519
Series MPLE, 4.32%, 05/15/47 (11/15/46)	CAD	100	80,880
Anheuser-Busch InBev SA/NV
0.80%, 04/20/23 (a)	EUR	390	447,944
0.88%, 03/17/22(a)	EUR	330	376,253
1.15%, 01/22/27 (Call 10/22/26)(a)	EUR	300	355,480
2.00%, 03/17/28(a)	EUR	250	315,525
2.25%, 05/24/29(a)	GBP	100	134,249
2.75%, 03/17/36(a)	EUR	370	516,145
2.85%, 05/25/37(a)	GBP	210	288,922

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Belgium (continued)
4.00%, 06/02/21(a)	EUR	200	$238,024
Anheuser-Busch InBev Worldwide Inc., 3.75%, 09/06/24(a)	AUD	100	75,143
ASR Nederland NV, 5.00%, (Call 09/30/24)(a)(b)(c)	EUR	230	292,562
Belfius Bank SA, 0.00%, 08/28/26(a)(d)	EUR	200	218,846
Belfius Bank SA/NV
0.13%, 09/14/26(a)	EUR	200	227,079
1.38%, 06/05/20(a)	EUR	100	112,718
BNP Paribas Fortis SA, 0.63%, 10/04/25	EUR	100	116,811
Dexia Credit Local SA, 0.63%, 01/21/22(a)	EUR	600	683,903
Elia System Operator SA/NV, 1.50%, 09/05/28 (Call 06/05/28)(a)	EUR	200	243,216
Euroclear Investments SA, 1.50%, 04/11/30(a)	EUR	200	244,975
Flemish Community (The), 0.38%, 10/13/26(a)	EUR	100	115,252
FLUVIUS System Operator CVBA, 1.75%, 12/04/26(a)	EUR	200	245,436
ING Belgium SA, 0.75%, 09/28/26(a)	EUR	200	236,304
KBC Bank NV
0.45%, 01/22/22(a)	EUR	100	113,647
2.00%, 01/31/23(a)	EUR	500	600,655
KBC Group NV
0.75%, 03/01/22(a)	EUR	300	340,927
0.75%, 10/18/23(a)	EUR	300	342,748
MMS USA Financing Inc., 0.63%, 06/13/25 (Call 03/13/25)(a)	EUR	400	443,556

			7,521,719

Canada — 1.7%
407 International Inc.
2.43%, 05/04/27 (Call 02/04/27)	CAD	200	154,224
2.47%, 09/08/22 (Call 08/08/22)	CAD	300	230,137
3.67%, 03/08/49 (Call 09/08/48)	CAD	100	85,435
3.83%, 05/11/46 (Call 11/11/45)	CAD	200	173,941
3.98%, 09/11/52 (Call 06/11/52)	CAD	25	22,672
Aeroports de Montreal, Series I, 5.47%, 04/16/40	CAD	150	160,724
AIMCo Realty Investors LP, Series 4, 2.71%, 06/01/29 (03/01/29)	CAD	200	154,808
Alectra Inc., 2.49%, 05/17/27 (Call 02/17/27)	CAD	150	115,925
Alimentation Couche-Tard Inc., 3.06%, 07/26/24 (Call 05/26/24)	CAD	150	116,043
AltaGas Ltd., 3.98%, 10/04/27 (Call 07/04/27)	CAD	150	120,047
AltaLink LP
3.72%, 12/03/46 (Call 06/03/46)	CAD	50	43,479
3.99%, 06/30/42	CAD	200	178,545
Bank of Montreal
0.20%, 01/26/23(a)	EUR	150	169,977
0.25%, 01/10/24(a)	EUR	200	227,736
0.75%, 09/21/22(a)	EUR	150	172,527
2.27%, 07/11/22	CAD	350	267,410
2.28%, 07/29/24	CAD	200	151,333
2.57%, 06/01/27 (Call 06/01/22)(a)(b)	CAD	200	152,754
2.70%, 09/11/24	CAD	200	155,841
2.70%, 12/09/26	CAD	50	39,156
2.84%, 06/04/20	CAD	100	76,514
2.85%, 03/06/24	CAD	500	387,842
2.89%, 06/20/23	CAD	400	312,288
3.19%, 03/01/28	CAD	200	162,436
3.40%, 04/23/21	CAD	200	155,255
Bank of Nova Scotia (The)
0.25%, 09/28/22(a)	EUR	300	340,331
0.25%, 01/11/24(a)	EUR	150	170,877

Security		Par (000)	Value

Canada (continued)
0.38%, 04/06/22(a)	EUR	300	$338,186
0.38%, 03/10/23(a)	EUR	150	171,038
0.38%, 10/23/23(a)	EUR	300	343,180
1.83%, 04/27/22	CAD	300	226,839
1.90%, 12/02/21	CAD	100	75,844
2.09%, 09/09/20	CAD	200	152,380
2.27%, 01/13/20	CAD	100	76,140
2.29%, 06/28/24	CAD	350	267,828
2.98%, 04/17/23	CAD	300	234,579
3.10%, 02/02/28	CAD	400	323,378
3.37%, 12/08/25 (Call 12/08/20)(a)(b)	CAD	100	76,996
bcIMC Realty Corp., 3.00%, 03/31/27 (Call 12/31/26)	CAD	100	79,465
Bell Canada Inc.
2.70%, 02/27/24 (Call 12/27/23)	CAD	100	76,667
2.75%, 01/29/25 (12/29/24)	CAD	300	229,644
3.00%, 10/03/22 (Call 09/03/22)	CAD	50	38,807
3.55%, 03/02/26 (Call 12/02/25)	CAD	100	79,518
3.60%, 09/29/27 (Call 06/29/27)	CAD	200	159,715
3.80%, 08/21/28 (Call 05/21/28)	CAD	100	80,978
4.35%, 12/18/45 (Call 06/18/45)(a)	CAD	200	164,127
Series M-26, 3.35%, 03/22/23 (Call 12/22/22)	CAD	100	78,312
Brookfield Asset Management Inc.
4.54%, 03/31/23	CAD	150	121,610
4.82%, 01/28/26 (Call 10/28/25)	CAD	200	167,619
Brookfield Infrastructure Finance ULC, 4.19%, 09/11/28 (Call 06/11/28)	CAD	100	80,275
Brookfield Renewable Partners ULC, 3.75%, 06/02/25 (Call 03/02/25)	CAD	200	159,248
Bruce Power LP
3.97%, 06/23/26 (03/23/26)	CAD	200	161,876
4.13%, 06/21/33 (Call 03/21/33)	CAD	100	81,346
Canadian Imperial Bank of Commerce
0.04%, 07/09/27(a)	EUR	200	224,431
0.25%, 01/28/20(a)	EUR	200	223,467
0.38%, 05/03/24(a)	EUR	300	335,860
0.75%, 03/22/23(a)	EUR	340	389,639
2.04%, 03/21/22	CAD	100	75,993
2.35%, 08/28/24	CAD	500	378,864
2.47%, 12/05/22	CAD	200	153,656
2.97%, 07/11/23	CAD	200	156,537
3.45%, 04/04/28 (Call 04/04/23)(b)	CAD	500	390,155
Canadian National Railway Co., 3.20%, 07/31/28 (Call 04/30/28)	CAD	500	404,379
Canadian Natural Resources Ltd., 3.42%, 12/01/26 (Call 09/01/26)	CAD	100	78,186
Canadian Pacific Railway Co., 3.15%, 03/13/29 (Call 12/13/28)	CAD	100	78,809
Canadian Tire Corp. Ltd., 3.17%, 07/06/23 (Call 06/06/23)	CAD	200	156,063
Choice Properties Real Estate Investment Trust, Series J, 3.55%, 01/10/25 (Call 11/10/24)	CAD	600	472,080
CI Financial Corp.
3.22%, 07/22/24 (Call 06/22/24)	CAD	100	76,030
3.52%, 07/20/23 (Call 06/20/23)	CAD	200	155,071
CPPIB Capital Inc.
0.38%, 06/20/24(a)	EUR	250	286,917
1.50%, 03/04/33(a)	EUR	250	323,497
CU Inc.
2.96%, 09/07/49 (03/07/49)	CAD	200	149,256

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
3.55%, 11/22/47 (Call 05/22/47)	CAD	200	$166,076
3.96%, 07/27/45 (Call 01/27/45)	CAD	25	22,052
4.72%, 09/09/43 (Call 03/09/43)	CAD	100	97,160
5.18%, 11/21/35	CAD	100	97,983
Enbridge Gas Inc.
3.51%, 11/29/47 (Call 05/29/47)	CAD	200	164,874
4.00%, 08/22/44 (Call 02/22/44)(a)	CAD	50	44,127
4.88%, 06/21/41 (Call 12/21/40)	CAD	150	146,301
Enbridge Inc.
3.95%, 11/19/24 (08/19/24)	CAD	400	322,252
4.24%, 08/27/42	CAD	100	78,703
Enbridge Pipelines Inc.
3.45%, 09/29/25 (Call 06/29/25)	CAD	150	120,014
4.33%, 02/22/49 (08/22/48)	CAD	100	84,635
5.33%, 04/06/40	CAD	50	46,941
EPCOR Utilities Inc.
3.11%, 07/08/49 (Call 01/08/49)	CAD	100	76,619
3.55%, 11/27/47 (Call 05/27/47)	CAD	100	83,317
Fairfax Financial Holdings Ltd.
4.23%, 06/14/29 (03/14/29)	CAD	100	77,610
4.50%, 03/22/23	CAD	100	80,603
Federation des Caisses Desjardins du Quebec
0.38%, 05/30/23(a)	EUR	100	114,112
2.09%, 01/17/22	CAD	200	152,215
First Capital Realty Inc.
Series R, 4.79%, 08/30/24	CAD	200	164,160
Series V, 3.46%, 01/22/27 (Call 11/22/26)	CAD	100	76,383
Fortis Inc./Canada, 2.85%, 12/12/23 (Call 10/12/23)	CAD	50	38,772
FortisAlberta Inc., 3.73%, 09/18/48 (Call 03/18/48)	CAD	100	85,587
FortisBC Energy Inc., 3.67%, 04/09/46 (Call 10/08/45)	CAD	200	171,735
Granite REIT Holdings LP, Series 3, 3.87%, 11/30/23 (Call 09/30/23)	CAD	50	39,557
Greater Toronto Airports Authority, 3.26%, 06/01/37 (Call 12/01/36)	CAD	350	285,605
Great-West Lifeco Inc.
2.50%, 04/18/23(a)	EUR	100	121,018
3.34%, 02/28/28 (Call 11/28/27)	CAD	200	162,209
Honda Canada Finance Inc., 3.18%, 08/28/23	CAD	200	156,683
HSBC Bank Canada
2.17%, 06/29/22	CAD	150	113,777
2.54%, 01/31/23	CAD	200	153,092
2.91%, 09/29/21	CAD	100	77,100
3.25%, 09/15/23	CAD	300	235,515
Husky Energy Inc., 3.60%, 03/10/27 (Call 12/10/26)	CAD	200	156,512
Hydro One Inc.
2.77%, 02/24/26 (Call 11/26/25)	CAD	150	117,633
2.97%, 06/26/25 (Call 04/26/25)	CAD	150	118,720
3.64%, 04/05/50 (Call 10/05/49)	CAD	100	83,510
3.72%, 11/18/47 (Call 05/18/47)	CAD	50	42,065
4.59%, 10/09/43 (Call 04/09/43)	CAD	200	188,524
6.93%, 06/01/32	CAD	130	142,135
IGM Financial Inc., 4.12%, 12/09/47 (Call 06/09/47)	CAD	200	162,165
Intact Financial Corp., 2.85%, 06/07/27 (Call 03/07/27)(a)	CAD	200	153,922
Inter Pipeline Ltd., 3.48%, 12/16/26 (Call 09/16/26)	CAD	100	78,223
Keyera Corp., 3.93%, 06/21/28 (Call 03/21/28)	CAD	200	160,292
Laurentian Bank of Canada, 3.45%, 06/27/23	CAD	200	156,328
Loblaw Companies Ltd., 4.49%, 12/11/28 (Call 09/11/28)	CAD	150	127,312

Security		Par (000)	Value

Canada (continued)
Lower Mattagami Energy LP, 3.42%, 06/20/24	CAD	300	$241,160
Manufacturers life Insurance Co. (The), 3.18%, 11/22/27 (Call 11/22/22)(a)(b)	CAD	50	39,007
Manulife Financial Corp.
3.05%, 08/20/29 (Call 08/20/24)(b)	CAD	50	38,903
3.32%, 05/09/28 (Call 05/09/23)(b)	CAD	500	391,212
Metro Inc., 3.39%, 12/06/27 (Call 09/06/27)	CAD	150	118,250
Metro Inc./CN, 4.27%, 12/04/47 (06/04/47)	CAD	100	82,894
National Bank of Canada
0.00%, 09/29/23(a)(d)	EUR	100	112,750
0.38%, 01/15/24(a)	EUR	300	343,474
2.11%, 03/18/22	CAD	100	76,117
2.55%, 07/12/24	CAD	100	76,443
NAV Canada, 3.21%, 09/29/50 (Call 03/29/50)	CAD	100	83,876
North West Redwater Partnership/NWR Financing Co. Ltd.
4.05%, 07/22/44 (Call 01/24/44)(a)	CAD	150	126,576
Series G, 4.75%, 06/01/37 (Call 12/01/36)(a)	CAD	50	45,292
Series J, 2.80%, 06/01/27 (Call 03/01/27)	CAD	200	153,922
Nouvelle Autoroute 30 Financement Inc., 3.75%, 03/31/33	CAD	149	120,560
Nova Scotia Power Inc., 4.50%, 07/20/43 (Call 01/20/43)	CAD	100	92,647
OMERS Realty Corp., 3.63%, 06/05/30 (Call 03/05/30)	CAD	200	167,558
Ontario Power Generation Inc., 4.25%, 01/18/49 (Call 07/18/48)	CAD	100	86,061
Pembina Pipeline Corp.
2.99%, 01/22/24 (Call 11/22/23)	CAD	200	154,259
3.31%, 02/01/30 (11/01/29)	CAD	200	152,121
4.81%, 03/25/44 (Call 09/25/43)(a)	CAD	25	20,785
Series 11, 4.75%, 03/26/48 (Call 09/26/47)	CAD	150	124,947
Reliance LP, 3.75%, 03/15/26 (01/15/26)	CAD	200	156,684
Rogers Communications Inc.
6.11%, 08/25/40 (Call 02/25/40)	CAD	25	25,064
6.56%, 03/22/41 (Call 09/22/40)	CAD	200	211,942
Royal Bank of Canada
0.25%, 01/29/24(a)	EUR	500	569,618
0.25%, 05/02/24(a)	EUR	200	224,362
0.63%, 09/10/25(a)	EUR	200	233,434
1.58%, 09/13/21	CAD	150	113,196
1.63%, 08/04/20(a)	EUR	150	169,863
1.92%, 07/17/20	CAD	200	152,179
1.97%, 03/02/22(a)	CAD	500	379,488
2.33%, 12/05/23	CAD	150	114,993
2.95%, 05/01/23	CAD	400	312,550
3.30%, 09/26/23	CAD	200	157,634
3.45%, 09/29/26 (Call 09/29/21)(b)	CAD	400	311,278
Saputo Inc., 2.83%, 11/21/23 (Call 09/21/23)	CAD	100	76,772
Shaw Communications Inc.
4.40%, 11/02/28 (Call 08/02/28)	CAD	150	124,877
6.75%, 11/09/39	CAD	50	50,722
Sun Life Financial Inc.
3.05%, 09/19/28 (Call 09/19/23)(b)	CAD	50	38,911
5.40%, 05/29/42 (05/29/37)(b)	CAD	100	97,877
Suncor Energy Inc., 3.00%, 09/14/26 (Call 06/14/26)	CAD	150	117,012
TELUS Corp.
2.35%, 03/28/22 (Call 02/28/22)	CAD	300	228,825
3.30%, 05/02/29 (Call 02/02/29)	CAD	200	155,297

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
3.35%, 04/01/24 (Call 01/02/24)	CAD	100	$78,621
3.75%, 01/17/25 (Call 10/17/24)	CAD	200	160,149
3.75%, 03/10/26 (Call 12/10/25)	CAD	150	120,409
4.75%, 01/17/45 (Call 07/17/44)	CAD	100	85,140
5.15%, 11/26/43 (Call 05/26/43)	CAD	100	89,379
Toronto Hydro Corp., 2.52%, 08/25/26 (Call 05/25/26)	CAD	200	155,689
Toronto-Dominion Bank (The)
0.00%, 02/09/24(a)(d)	EUR	200	225,482
0.10%, 07/19/27(a)	EUR	300	338,122
0.25%, 04/27/22(a)	EUR	100	113,191
0.50%, 04/03/24(a)	EUR	200	230,406
0.63%, 07/20/23(a)	EUR	150	171,781
0.63%, 06/06/25(a)	EUR	200	233,117
1.91%, 07/18/23	CAD	250	188,854
1.99%, 03/23/22	CAD	440	334,110
2.05%, 03/08/21	CAD	300	228,469
2.50%, 12/02/24	CAD	400	305,812
2.98%, 09/30/25 (Call 09/30/20)(b)	CAD	25	19,160
3.01%, 05/30/23	CAD	200	156,811
3.23%, 07/24/24	CAD	350	279,206
3.59%, 09/14/28 (Call 09/14/23)(b)	CAD	200	157,599
4.86%, 03/04/31 (Call 03/04/26)(b)	CAD	200	169,380
Toyota Credit Canada Inc., 3.04%, 07/12/23	CAD	200	156,313
TransCanada PipeLines Ltd.
3.30%, 07/17/25 (Call 04/17/25)(a)	CAD	300	237,462
3.39%, 03/15/28 (Call 12/15/27)	CAD	150	118,660
4.18%, 07/03/48 (Call 01/03/48)(a)	CAD	100	79,983
4.35%, 06/06/46 (Call 12/06/45)	CAD	250	204,584
Wells Fargo Canada Corp., 3.04%, 01/29/21	CAD	50	38,489

			30,144,640

China — 0.8%
Bank of China Ltd./Frankfurt, 0.25%, 04/17/22(a)	EUR	200	223,719
Bank of China Ltd./Paris, 0.50%, 03/13/22(a)	EUR	200	225,420
China Development Bank
0.38%, 11/16/21(a)	EUR	150	168,551
3.48%, 01/08/29	CNY	24,800	3,412,783
3.76%, 08/14/23	CNY	15,500	2,220,362
4.15%, 10/26/25	CNY	38,000	5,496,923
4.73%, 08/24/21	CNY	12,000	1,752,666
4.88%, 02/09/28	CNY	5,700	864,469
State Grid Overseas Investment 2016 Ltd., 1.38%, 05/02/25(a)	EUR	200	233,780

			14,598,673

Czech Republic — 0.0%
CEZ AS
0.88%, 11/21/22 (Call 08/21/22)(a)	EUR	300	341,155
4.50%, 06/29/20(a)	EUR	200	229,772

			570,927

Denmark — 0.3%
AP Moller — Maersk A/S, 1.50%, 11/24/22(a)	EUR	250	290,398
AP Moller — Maersk AS, 1.75%, 03/16/26 (Call 12/16/25)(a)	EUR	200	231,105
Carlsberg Breweries A/S, 0.50%, 09/06/23 (Call 06/06/23)(a)	EUR	280	318,011
Danske Bank A/S
0.13%, 02/14/22(a)	EUR	100	112,738
0.38%, 09/08/20(a)	EUR	150	168,425
0.75%, 05/04/20(a)	EUR	100	112,078

Security		Par (000)	Value

Denmark (continued)
0.88%, 05/22/23(a)	EUR	400	$453,967
3.75%, 06/23/22(a)	EUR	200	247,230
4.13%, 11/26/19	EUR	50	55,937
Danske Bank AS, 0.75%, 11/22/27(a)	EUR	300	355,912
DLR Kredit AS, Series B, 1.00%, 10/01/22(a)	DKK	1,500	233,215
ISS Global AS, 2.13%, 12/02/24 (Call 09/02/24)(a)	EUR	200	242,348
Jyske Realkredit AS
0.25%, 07/01/23(a)	EUR	300	340,984
0.50%, 10/01/26(a)	EUR	100	115,951
Nordea Kredit Realkreditaktieselskab
Series C2, 3.00%, 10/01/44	DKK	159	25,214
Series CT2, 1.00%, 10/01/22(a)	DKK	1,500	233,459
Nykredit Realkredit A/S
0.38%, 06/16/20(a)	EUR	200	223,858
Series 13H, 1.00%, 07/01/21(a)	DKK	1,000	153,162
Orsted A/S
1.50%, 11/26/29 (Call 08/26/29)(a)	EUR	280	343,886
5.75%, 04/09/40(a)	GBP	50	102,485
Orsted AS, 2.13%, 05/17/27 (Call 02/17/27)(a)	GBP	100	135,792

			4,496,155

Finland — 0.3%
Citycon Treasury BV
2.38%, 09/16/22 (Call 06/16/22)(a)	EUR	100	116,483
2.38%, 01/15/27 (10/15/26)(a)	EUR	100	112,539
Fortum OYJ, 1.63%, 02/27/26 (Call 11/27/25)(a)	EUR	300	353,977
Nordea Bank AB
0.88%, 06/26/23(a)	EUR	250	286,454
4.00%, 03/29/21(a)	EUR	150	176,485
Nordea Bank Abp, 0.38%, 05/28/26(a)	EUR	340	384,032
Nordea Mortgage Bank PLC
0.13%, 06/18/27(a)	EUR	400	453,449
0.25%, 02/28/23(a)	EUR	200	227,535
0.25%, 11/21/23(a)	EUR	200	228,284
1.38%, 02/28/33(a)	EUR	100	128,348
4.00%, 02/10/21(a)	EUR	200	235,628
Series FI43, 1.00%, 11/05/24(a)	EUR	150	178,225
OP Corporate Bank PLC
0.38%, 10/11/22(a)	EUR	100	113,191
0.38%, 08/29/23(a)	EUR	250	283,470
0.88%, 06/21/21(a)	EUR	200	226,993
OP Mortgage Bank
0.25%, 11/23/20(a)	EUR	100	112,337
0.25%, 03/13/24(a)	EUR	100	114,348
0.63%, 09/01/25(a)	EUR	200	234,041
0.63%, 02/15/29(a)	EUR	200	235,866
Sampo OYJ, 1.00%, 09/18/23(a)	EUR	300	347,541

			4,549,226

France — 3.8%
Accor SA, 1.25%, 01/25/24(a)	EUR	300	346,982
Aeroports de Paris
2.13%, 10/11/38 (Call 07/11/38)(a)	EUR	100	135,367
4.00%, 07/08/21	EUR	200	238,415
Air Liquide Finance SA
0.63%, 06/20/30 (Call 03/20/30)(a)	EUR	100	115,764
0.63%, 06/20/30 (03/20/30)(a)	EUR	100	115,764
1.88%, 06/05/24(a)	EUR	200	242,920
Airbus Finance BV, 0.88%, 05/13/26 (Call 02/13/26)(a)	EUR	200	233,655

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
APRR SA
1.25%, 01/06/27 (Call 10/06/26)(a)	EUR	200	$240,351
1.88%, 01/15/25 (Call 10/15/24)(a)	EUR	400	487,133
Arkea Home Loans SFH SA
0.75%, 10/05/27(a)	EUR	200	237,435
2.38%, 07/11/23(a)	EUR	100	122,638
Arkema SA, 1.50%, 04/20/27 (Call 01/20/27)(a)	EUR	200	241,688
Atos SE, 1.75%, 05/07/25 (Call 02/07/25)(a)	EUR	300	360,323
Auchan Holding SADIR
1.75%, 04/23/21(a)	EUR	200	228,472
2.25%, 04/06/23(a)	EUR	100	117,519
2.38%, 04/25/25 (Call 01/25/25)(a)	EUR	200	229,907
Autoroutes du Sud de la France SA
1.13%, 04/20/26 (Call 01/20/26)(a)	EUR	200	237,576
1.38%, 06/27/28 (Call 03/27/28)(a)	EUR	200	245,126
1.38%, 02/21/31 (Call 11/21/30)(a)	EUR	200	243,883
5.63%, 07/04/22	EUR	300	385,837
AXA Bank Europe SCF
0.13%, 03/14/22(a)	EUR	100	112,865
0.50%, 04/18/25(a)	EUR	200	231,752
AXA SA
3.25%, 05/28/49 (Call 05/28/29)(a)(b)	EUR	350	443,602
3.94%, (Call 11/07/24)(a)(b)(c)	EUR	100	125,127
5.45%, (Call 03/04/26)(a)(b)(c)	GBP	200	291,259
6.69%, (Call 07/06/26)(b)(c)	GBP	50	77,475
Banque Federative du Credit Mutuel SA
0.50%, 11/16/22(a)	EUR	400	453,717
0.75%, 06/08/26(a)	EUR	500	576,261
1.25%, 01/14/25(a)	EUR	300	353,729
1.63%, 01/19/26(a)	EUR	100	121,378
1.63%, 11/15/27(a)	EUR	200	235,853
1.75%, 03/15/29(a)	EUR	200	246,438
2.25%, 12/18/23(a)	GBP	300	402,373
2.38%, 03/24/26(a)	EUR	200	245,320
4.00%, 10/22/20(a)	EUR	100	115,815
4.13%, 07/20/20(a)	EUR	200	230,141
BNP Paribas Cardif SA
1.00%, 11/29/24(a)	EUR	300	340,107
4.03%, (Call 11/25/25)(a)(b)(c)	EUR	300	373,982
BNP Paribas Home Loan SFH SA
0.38%, 07/22/24(a)	EUR	200	230,257
1.38%, 06/17/20(a)	EUR	200	225,627
3.75%, 01/11/21(a)	EUR	100	117,086
BNP Paribas SA
0.75%, 11/11/22(a)	EUR	350	400,544
1.13%, 10/10/23(a)	EUR	350	404,777
1.13%, 11/22/23(a)	EUR	200	231,462
1.38%, 05/28/29(a)	EUR	200	238,426
1.50%, 11/17/25(a)	EUR	200	237,805
2.13%, 01/23/27 (Call 01/23/26)(a)(b)	EUR	400	490,494
2.38%, 05/20/24(a)	EUR	150	185,050
2.63%, 10/14/27 (Call 10/14/22)(a)(b)	EUR	250	296,850
2.88%, 03/20/26 (Call 03/20/21)(a)(b)	EUR	100	115,652
2.88%, 10/01/26(a)	EUR	320	406,507
3.38%, 01/23/26(a)	GBP	200	281,476
Bouygues SA, 4.50%, 02/09/22(a)	EUR	300	370,645
BPCE SA
0.38%, 10/05/23(a)	EUR	300	339,401
0.63%, 09/26/23(a)	EUR	300	342,594
0.63%, 09/26/24(a)	EUR	200	226,511

Security		Par (000)	Value

France (continued)
1.13%, 12/14/22(a)	EUR	200	$231,457
1.13%, 01/18/23(a)	EUR	300	345,677
2.75%, 11/30/27 (Call 11/30/22)(a)(b)	EUR	300	359,248
5.25%, 04/16/29(a)	GBP	200	320,472
BPCE SFH SA
0.38%, 02/10/23(a)	EUR	200	228,458
0.38%, 02/21/24(a)	EUR	400	459,197
0.63%, 09/22/27(a)	EUR	200	235,273
0.75%, 09/02/25(a)	EUR	300	353,582
1.00%, 06/08/29(a)	EUR	200	243,136
1.75%, 06/27/24(a)	EUR	200	244,410
Caisse Centrale du Credit Immobilier de France SA, 0.13%, 03/01/21(a)	EUR	100	112,297
Caisse de Refinancement de l’Habitat SA, 3.60%, 03/08/24	EUR	300	391,975
Caisse Nationale de Reassurance Mutuelle Agricole Groupama
3.38%, 09/24/28(a)	EUR	200	244,611
6.00%, 01/23/27	EUR	200	284,826
Capgemini SA, 0.50%, 11/09/21 (Call 08/09/21)(a)	EUR	200	225,112
Carmila SA, 2.38%, 09/18/23 (Call 06/18/23)(a)	EUR	200	239,776
Carrefour SA
1.00%, 05/17/27 (02/17/27)(a)	EUR	100	114,283
1.75%, 07/15/22 (Call 04/15/22)(a)	EUR	400	465,307
4.00%, 04/09/20(a)	EUR	50	56,794
Cie de Saint-Gobain, 0.63%, 03/15/24(a)	EUR	100	113,871
Cie. de Financement Foncier SA
0.23%, 09/14/26(a)	EUR	400	457,336
0.38%, 12/11/24(a)	EUR	200	230,348
0.63%, 02/10/23(a)	EUR	300	345,268
0.75%, 05/29/26(a)	EUR	300	354,854
1.25%, 11/15/32(a)	EUR	200	252,490
2.25%, 10/13/21(a)	CHF	400	427,752
4.00%, 10/24/25(a)	EUR	100	139,783
4.25%, 01/19/22(a)	EUR	300	369,109
4.38%, 04/15/21(a)	EUR	100	119,300
Series DOM, 0.88%, 09/11/28(a)	EUR	700	841,971
Cie. de Saint-Gobain
0.63%, 03/15/24(a)	EUR	200	227,742
1.88%, 03/15/31(a)	EUR	200	248,638
4.63%, 10/09/29(a)	GBP	100	159,612
Cie. Generale des Etablissements Michelin SCA, 2.50%, 09/03/38 (Call 06/03/38)(a)	EUR	100	143,644
CIF Euromortgage SA, 4.13%, 01/19/22(a)	EUR	200	245,443
CNP Assurances
2.75%, 02/05/29	EUR	200	252,510
4.00%, (Call 11/18/24)(a)(b)(c)	EUR	100	123,837
Coentreprise de Transport d’Electricite SA
0.88%, 09/29/24 (Call 06/29/24)(a)	EUR	200	231,549
1.50%, 07/29/28 (Call 04/29/28)(a)	EUR	200	242,442
Covivio, 1.50%, 06/21/27 (Call 03/21/27)(a)	EUR	300	354,586
Credit Agricole Assurances SA
4.25%, (Call 01/13/25)(a)(b)(c)	EUR	100	122,901
4.75%, 09/27/48 (Call 09/27/28)(a)(b)	EUR	200	268,838
Credit Agricole Home Loan SFH SA
0.13%, 08/28/20(a)	EUR	200	224,049
0.38%, 10/21/21(a)	EUR	150	169,948
0.38%, 09/30/24(a)	EUR	300	345,814
0.50%, 04/03/25(a)	EUR	100	116,131
0.63%, 11/28/22(a)	EUR	400	460,027

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
0.75%, 05/05/27(a)	EUR	100	$118,707
1.00%, 01/16/29	EUR	400	486,754
1.38%, 02/03/32(a)	EUR	200	255,453
1.50%, 09/28/38(a)	EUR	100	133,167
Credit Agricole Public Sector SCF SA
0.63%, 03/29/29	EUR	200	234,778
1.88%, 06/07/23(a)	EUR	200	241,179
Credit Agricole SA
2.00%, 03/25/29(a)	EUR	200	240,603
2.63%, 03/17/27(a)	EUR	300	377,774
3.90%, 04/19/21(a)	EUR	50	58,877
Series 2, 0.84%, 06/09/27(a)	JPY	100,000	927,737
Credit Agricole SA/London
0.75%, 12/01/22(a)	EUR	300	343,866
0.88%, 01/19/22(a)	EUR	200	228,253
1.38%, 03/13/25(a)	EUR	300	353,401
2.38%, 11/27/20(a)	EUR	100	114,742
Credit Mutuel — CIC Home Loan SFH SA
1.00%, 04/30/28(a)	EUR	200	242,067
1.00%, 01/30/29(a)	EUR	200	242,966
3.13%, 09/09/20(a)	EUR	200	229,775
Credit Mutuel Arkea SA
1.63%, 04/15/26(a)	EUR	200	237,290
1.88%, 10/25/29 (Call 10/25/24)(a)(b)	EUR	200	227,626
Credit Mutuel-CIC Home Loan SFH SA
0.38%, 09/12/22(a)	EUR	400	455,770
1.75%, 06/19/24(a)	EUR	100	122,228
Danone SA
0.71%, 11/03/24 (Call 08/03/24)(a)	EUR	500	576,842
1.25%, 05/30/24 (Call 02/29/24)(a)	EUR	200	236,177
3.60%, 11/23/20(a)	EUR	250	290,237
Dexia Credit Local SA
0.04%, 12/11/19(a)	EUR	50	55,810
0.25%, 03/19/20(a)	EUR	50	55,915
0.25%, 06/02/22(a)	EUR	150	169,878
0.25%, 06/01/23(a)	EUR	400	454,949
0.50%, 01/17/25(a)	EUR	400	462,272
0.63%, 02/03/24(a)	EUR	100	115,738
1.63%, 12/08/23(a)	GBP	100	132,705
2.00%, 01/22/21(a)	EUR	300	344,616
2.13%, 02/12/25(a)	GBP	100	136,350
Edenred, 1.38%, 03/10/25 (Call 12/10/24)(a)	EUR	100	118,220
Electricite de France SA
1.88%, 10/13/36 (Call 07/13/36)(a)	EUR	100	126,150
2.75%, 03/10/23(a)	EUR	400	487,695
4.00%, (Call 07/04/24)(a)(b)(c)	EUR	200	241,148
4.50%, 11/12/40(a)	EUR	350	606,701
5.13%, 09/22/50(a)	GBP	200	382,436
5.38%, (Call 01/29/25)(a)(b)(c)	EUR	100	128,021
5.50%, 10/17/41(a)	GBP	100	189,206
6.00%, (Call 01/29/26)(a)(b)(c)	GBP	100	141,129
6.13%, 06/02/34(a)	GBP	400	754,909
6.25%, 05/30/28(a)	GBP	150	262,836
Engie SA
0.88%, 03/27/24 (Call 12/27/23)(a)	EUR	400	464,057
0.88%, 09/19/25 (Call 06/19/25)(a)	EUR	200	233,773
1.38%, 06/22/28 (Call 03/22/28)(a)	EUR	200	244,133
1.38%, 02/28/29 (Call 11/28/28)(a)	EUR	800	977,381
1.50%, 03/13/35 (Call 12/13/34)(a)	EUR	100	124,757
3.25%, (Call 11/28/24)(a)(b)(c)	EUR	100	122,591

Security		Par (000)	Value

France (continued)
5.00%, 10/01/60(a)	GBP	100	$225,817
7.00%, 10/30/28	GBP	50	95,003
Eutelsat SA, 2.25%, 07/13/27 (Call 04/13/27)(a)	EUR	300	352,859
Gecina SA
1.38%, 01/26/28 (Call 10/26/27)(a)	EUR	200	242,431
1.63%, 05/29/34 (Call 02/28/34)(a)	EUR	100	122,275
Holding d’Infrastructures de Transport SASU, 0.63%, 03/27/23 (Call 12/27/22)(a)	EUR	300	337,858
HSBC France SA
0.20%, 09/04/21(a)	EUR	400	449,009
0.25%, 05/17/24(a)	EUR	200	225,286
HSBC SFH France SA, 0.50%, 04/17/25(a)	EUR	200	232,098
ICADE, 1.13%, 11/17/25 (Call 08/17/25)(a)	EUR	300	350,550
Imerys SA, 1.50%, 01/15/27 (Call 10/15/26)(a)	EUR	200	231,270
Indigo Group SAS, 1.63%, 04/19/28 (Call 01/19/28)(a)	EUR	200	239,742
Kering SA, 2.50%, 07/15/20(a)	EUR	100	113,639
Klepierre SA
0.63%, 07/01/30 (04/01/30)(a)	EUR	300	332,968
1.00%, 04/17/23 (Call 01/17/23)(a)	EUR	500	575,559
La Banque Postale Home Loan SFH SA
0.50%, 01/18/23(a)	EUR	50	57,272
1.00%, 10/04/28(a)	EUR	200	242,712
La Banque Postale SA
2.00%, 07/13/28(a)	EUR	200	251,026
4.38%, 11/30/20(a)	EUR	100	116,806
La Poste SA
0.38%, 09/17/27(a)	EUR	300	336,556
1.13%, 06/04/25(a)	EUR	100	117,766
Legrand SA, 1.00%, 03/06/26 (Call 12/06/25)(a)	EUR	200	234,211
LVMH Moet Hennessy Louis Vuitton SE, 0.75%, 05/26/24 (Call 02/26/24)(a)	EUR	340	393,060
Orange SA
0.88%, 02/03/27 (Call 11/03/26)(a)	EUR	300	350,212
1.38%, 03/20/28 (Call 12/20/27)(a)	EUR	400	483,701
1.50%, 09/09/27 (Call 06/09/27)(a)	EUR	200	245,053
2.38%, (Call 01/15/25)(a)(b)(c)	EUR	300	351,296
3.25%, 01/15/32 (Call 10/15/31)(a)	GBP	100	145,641
3.88%, 01/14/21(a)	EUR	100	117,038
5.00%, (Call 10/01/26)(a)(b)(c)	EUR	100	134,940
5.38%, 11/22/50(a)	GBP	50	102,883
8.13%, 11/20/28(a)	GBP	50	98,732
Pernod Ricard SA
0.50%, 10/24/27 (07/24/27)(a)	EUR	100	112,503
1.88%, 09/28/23 (Call 06/28/23)(a)	EUR	300	358,877
Peugeot SA, 2.00%, 03/20/25 (Call 12/20/24)(a)	EUR	300	358,278
PSA Banque France SA, 0.63%, 06/21/24 (Call 03/21/24)(a)	EUR	200	225,254
RCI Banque SA
0.50%, 09/15/23 (Call 06/15/23)(a)	EUR	313	347,289
0.75%, 09/26/22 (Call 06/26/22)(a)	EUR	299	336,508
1.63%, 04/11/25 (Call 01/11/25)(a)	EUR	100	114,846
1.75%, 04/10/26 (Call 01/10/26)(a)	EUR	200	228,635
Renault SA
1.25%, 06/24/25 (Call 03/24/25)(a)	EUR	100	111,192
1.25%, 06/24/25 (03/24/25)(a)	EUR	100	111,192
3.13%, 03/05/21(a)	EUR	75	87,116
RTE Reseau de Transport d’Electricite SADIR
1.13%, 09/09/49 (06/09/49)(a)	EUR	100	108,823
1.63%, 11/27/25 (Call 08/27/25)(a)	EUR	500	607,929

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
2.13%, 09/27/38 (Call 06/27/38)(a)	EUR	100	$137,961
Sanofi
1.75%, 09/10/26 (Call 06/10/26)(a)	EUR	100	124,239
Series 12FX, 1.38%, 03/21/30 (Call 12/21/29)(a)	EUR	300	373,158
Series 5, 0.50%, 03/21/23 (Call 12/21/22)(a)	EUR	400	456,172
Series 8, 1.00%, 03/21/26 (Call 12/21/25)(a)	EUR	600	711,977
Schneider Electric SE, 1.50%, 09/08/23 (Call 06/08/23)(a)	EUR	300	354,138
SCOR SE, 3.00%, 06/08/46 (Call 06/08/26)(a)(b)	EUR	200	250,968
SNCF Mobilites
1.50%, 02/02/29(a)	EUR	300	377,416
4.63%, 02/02/24(a)	EUR	50	67,406
SNCF Reseau
1.00%, 11/09/31(a)	EUR	200	241,672
1.13%, 05/19/27(a)	EUR	200	242,130
1.13%, 05/25/30(a)	EUR	600	736,042
1.88%, 03/30/34(a)	EUR	200	267,442
2.25%, 12/20/47(a)	EUR	100	146,407
4.25%, 10/07/26(a)	EUR	100	145,309
4.50%, 01/30/24(a)	EUR	150	201,709
4.83%, 03/25/60	GBP	50	119,170
5.25%, 12/07/28(a)	GBP	150	261,520
Societe Generale SA
0.25%, 01/18/22(a)	EUR	500	562,160
0.75%, 02/19/21(a)	EUR	200	225,942
0.88%, 07/01/26(a)	EUR	100	113,604
0.88%, 09/24/29(a)	EUR	200	224,357
1.00%, 04/01/22(a)	EUR	200	228,383
1.38%, 02/23/28 (Call 02/23/23)(a)(b)	EUR	200	227,265
2.50%, 09/16/26 (Call 09/16/21)(a)(b)	EUR	300	348,183
Series ETMN, 2.13%, 09/27/28(a)	EUR	300	374,795
Societe Generale SCF SA, 4.13%, 02/15/22(a)	EUR	100	123,201
Societe Generale SFH SA
0.25%, 01/23/24(a)	EUR	100	114,205
0.50%, 01/28/26(a)	EUR	300	349,067
0.75%, 10/18/27(a)	EUR	200	237,723
Sodexo SA, 2.50%, 06/24/26 (Call 03/24/26)(a)	EUR	150	192,391
Suez
1.25%, 05/19/28 (Call 02/19/28)(a)	EUR	300	362,622
2.88%, (Call 01/19/24)(a)(b)(c)	EUR	100	118,817
TDF Infrastructure SAS, 2.50%, 04/07/26 (Call 01/07/26)(a)	EUR	300	356,373
Teleperformance, 1.88%, 07/02/25 (Call 04/02/25)(a)	EUR	100	119,253
Total Capital Canada Ltd., 1.13%, 03/18/22(a)	EUR	300	345,389
Total Capital International SA
0.25%, 07/12/23(a)	EUR	300	339,408
0.75%, 07/12/28(a)	EUR	600	701,628
1.41%, 09/03/31 (06/03/31)(a)	GBP	200	254,659
2.50%, 03/25/26(a)	EUR	400	517,140
TOTAL SA
1.75%, (Call 04/04/24)(a)(b)(c)	EUR	400	462,812
2.25%, (Call 02/26/21)(a)(b)(c)	EUR	150	171,576
2.71%, (Call 05/05/23)(a)(b)(c)	EUR	100	119,294
3.37%, (Call 10/06/26)(a)(b)(c)	EUR	100	127,495
Unibail-Rodamco-Westfield SE
1.50%, 02/22/28(a)	EUR	100	120,487
1.75%, 02/27/34 (Call 11/27/33)(a)	EUR	300	368,680
3.88%, 11/05/20(a)	EUR	100	116,165
Valeo SA, 0.63%, 01/11/23 (Call 10/11/22)(a)	EUR	200	225,841

Security		Par (000)	Value

France (continued)
Veolia Environnement SA
0.31%, 10/04/23 (Call 07/04/23)(a)	EUR	200	$225,863
1.50%, 11/30/26 (Call 08/30/26)(a)	EUR	100	121,836
4.38%, 12/11/20(a)	EUR	100	117,111
6.13%, 11/25/33	EUR	135	259,825
6.13%, 10/29/37	GBP	100	204,333
Vinci SA
1.63%, 01/18/29 (Call 10/18/28)(a)	EUR	200	249,533
2.75%, 09/15/34 (Call 06/15/34)(a)	GBP	100	144,938
Vivendi SA
0.63%, 06/11/25 (Call 03/11/25)(a)	EUR	400	452,602
1.13%, 11/24/23 (Call 08/24/23)(a)	EUR	100	116,225
Wendel SA
1.00%, 04/20/23 (Call 01/20/23)(a)	EUR	200	229,362
1.38%, 04/26/26 (Call 01/26/26)(a)	EUR	100	115,780

			68,795,312

Germany — 3.9%
Aareal Bank AG, 0.13%, 02/01/23(a)	EUR	400	453,213
Allianz Finance II BV
0.88%, 01/15/26 (Call 10/15/25)(a)	EUR	300	351,487
5.75%, 07/08/41 (Call 07/08/21)(b)	EUR	100	122,176
Allianz Finance II BV Co., 1.38%, 04/21/31 (Call 01/21/31)(a)	EUR	100	123,812
Allianz SE
1.30%, 09/25/49 (09/25/29)(a)(b)	EUR	100	110,729
2.24%, 07/07/45 (Call 07/07/25)(a)(b)	EUR	300	359,556
3.10%, 07/06/47 (Call 07/06/27)(a)(b)	EUR	100	128,158
3.38%, (Call 09/18/24)(a)(b)(c)	EUR	100	123,419
alstria office REIT-AG, 2.13%, 04/12/23 (Call 01/12/23)(a)	EUR	200	236,342
Aroundtown SA
1.63%, 01/31/28 (Call 10/31/27)(a)	EUR	300	346,242
3.63%, 04/10/31 (Call 01/10/31)(a)	GBP	250	333,402
BASF SE
0.88%, 10/06/31 (Call 07/06/31)(a)	EUR	100	116,046
Series 10Y, 2.00%, 12/05/22(a)	EUR	380	451,500
Series 7Y, 0.88%, 05/22/25(a)	EUR	300	350,991
Bayer AG, 2.38%, 04/02/75 (Call 10/02/22)(a)(b)	EUR	300	340,669
Bayer Capital Corp. BV, 1.25%, 11/13/23 (Call 08/13/23)(a)	EUR	400	466,431
Bayerische Landesbank
0.35%, 12/01/22(a)	EUR	360	410,683
0.75%, 01/20/26(a)	EUR	180	213,173
1.75%, 04/08/24(a)	EUR	300	365,574
Bayerische Landesbodenkreditanstalt, 0.63%, 11/23/26	EUR	100	118,232
Berlin Hyp AG
0.63%, 10/22/25(a)	EUR	340	399,057
1.25%, 04/23/21	EUR	340	388,474
Bertelsmann SE & Co. KGaA
1.25%, 09/29/25 (Call 06/29/25)(a)	EUR	200	236,119
1.75%, 10/14/24 (Call 07/14/24)(a)	EUR	100	120,488
3.00%, 04/23/75 (Call 04/23/23)(a)(b)	EUR	100	117,980
BMW Finance NV
0.38%, 07/10/23(a)	EUR	588	663,507
0.75%, 07/13/26 (a)	EUR	355	407,581
0.88%, 11/17/20(a)	EUR	150	169,255
0.88%, 04/03/25(a)	EUR	200	231,790
1.00%, 01/21/25(a)	EUR	50	58,025
1.50%, 02/06/29(a)	EUR	300	362,381

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Commerzbank AG
0.05%, 07/11/24(a)	EUR	100	$113,359
0.13%, 02/23/23(a)	EUR	300	340,040
0.50%, 08/28/23(a)	EUR	150	169,344
0.50%, 06/09/26	EUR	370	431,907
0.63%, 08/28/24(a)	EUR	300	340,626
0.88%, 04/18/28(a)	EUR	350	421,548
1.13%, 09/19/25(a)	EUR	200	230,255
4.00%, 03/23/26(a)	EUR	212	269,938
4.00%, 03/30/27(a)	EUR	110	141,689
Daimler AG
0.38%, 11/08/26(a)	EUR	150	166,021
0.63%, 03/05/20(a)	EUR	143	160,004
0.75%, 02/08/30(a)	EUR	125	137,395
0.85%, 02/28/25(a)	EUR	100	115,020
1.00%, 11/15/27(a)	EUR	400	463,727
1.13%, 08/08/34(a)	EUR	150	164,588
1.50%, 07/03/29(a)	EUR	150	179,228
2.00%, 02/27/31(a)	EUR	310	384,546
Daimler Canada Finance Inc., 3.30%, 08/16/22	CAD	150	116,512
Daimler International Finance BV
0.25%, 05/11/22(a)	EUR	400	448,643
2.75%, 12/04/20(a)	GBP	100	131,465
Deutsche Apotheker-und Aerztebank eG, 0.50%, 02/14/25	EUR	400	464,557
Deutsche Bahn Finance BV, 0.63%, 09/26/28(a)	EUR	150	175,312
Deutsche Bahn Finance GMBH
0.88%, 07/11/31(a)	EUR	20	23,571
1.00%, 12/17/27 (Call 09/17/27)	EUR	150	180,727
1.38%, 07/07/25 (Call 04/07/25)(a)	GBP	100	131,232
1.63%, 08/16/33 (Call 05/16/33)(a)	EUR	200	254,699
3.50%, 09/27/24(a)	AUD	100	74,520
4.38%, 09/23/21(a)	EUR	200	242,493
Deutsche Bank AG
0.25%, 05/15/23(a)	EUR	250	284,527
0.25%, 08/31/28(a)	EUR	222	253,089
0.63%, 12/19/23(a)	CHF	100	100,332
0.75%, 03/21/22(a)	CHF	150	152,130
1.13%, 08/30/23(a)	EUR	150	172,182
1.13%, 03/17/25(a)	EUR	200	221,892
1.75%, 01/17/28(a)	EUR	100	113,801
2.63%, 02/12/26(a)	EUR	300	359,071
Deutsche Hypothekenbank AG
0.25%, 02/22/23	EUR	300	341,248
0.25%, 05/17/24	EUR	100	114,368
Deutsche Kreditbank AG, 0.88%, 10/02/28(a)	EUR	100	120,528
Deutsche Pfandbriefbank AG
0.05%, 08/09/21	EUR	200	224,821
0.05%, 09/05/22(a)	EUR	200	225,701
0.50%, 01/19/23(a)	EUR	100	114,613
0.63%, 08/30/27	EUR	100	117,654
1.25%, 04/20/35(a)	EUR	250	317,972
Deutsche Post AG
0.38%, 04/01/21 (Call 01/01/21)(a)	EUR	25	28,068
1.63%, 12/05/28 (Call 09/05/28)(a)	EUR	280	346,563
2.88%, 12/11/24(a)	EUR	154	196,721
Deutsche Telekom AG, 1.75%, 03/25/31(a)	EUR	100	122,795
Deutsche Telekom International Finance BV
0.38%, 10/30/21(a)	EUR	300	337,858
0.63%, 04/03/23(a)	EUR	340	387,386

Security		Par (000)	Value

Germany (continued)
0.63%, 12/13/24(a)	EUR	370	$424,171
1.50%, 04/03/28(a)	EUR	405	489,703
2.00%, 12/01/29(a)	EUR	300	379,678
2.25%, 04/13/29(a)	GBP	100	133,310
DVB Bank SE, 0.88%, 04/09/21(a)	EUR	100	112,853
DZ HYP AG
0.05%, 12/06/24	EUR	100	113,498
0.13%, 03/01/24(a)	EUR	400	454,864
0.50%, 07/29/22(a)	EUR	200	228,530
0.50%, 11/13/25(a)	EUR	300	349,740
0.75%, 02/02/26(a)	EUR	200	236,920
0.75%, 06/30/27(a)	EUR	250	297,987
E.ON International Finance BV
5.53%, 02/21/23	EUR	250	329,770
5.88%, 10/30/37(a)	GBP	150	287,404
6.38%, 06/07/32	GBP	90	168,804
E.ON SE, 1.63%, 05/22/29 (Call 02/22/29)(a)	EUR	150	184,914
EnBW Energie Baden-Wuerttemberg AG, 1.63%, 08/05/79 (Call 05/05/27)(a)(b)	EUR	200	222,389
EnBW International Finance BV
1.88%, 10/31/33 (Call 07/31/33)(a)	EUR	100	130,869
6.13%, 07/07/39	EUR	30	63,186
Erste Abwicklungsanstalt, 0.00%, 02/25/21(a)(d)	EUR	100	112,297
Eurogrid GmbH, 3.88%, 10/22/20(a)	EUR	150	173,883
Evonik Finance BV, 0.00%, 03/08/21 (Call 12/08/20)(a)(d)	EUR	350	391,005
FMS Wertmanagement
0.00%, 10/20/20(a)(d)	EUR	200	224,148
0.13%, 04/16/20(a)	EUR	100	111,857
1.00%, 09/07/22(a)	GBP	800	1,042,591
FMS Wertmanagement AoeR, 0.05%, 07/06/21(a)	EUR	300	337,734
Fresenius Finance Ireland PLC
0.88%, 01/31/22 (Call 10/31/21)(a)	EUR	100	113,463
1.50%, 01/30/24 (Call 10/30/23)(a)	EUR	350	409,642
Fresenius SE & Co. KGaA, 2.88%, 02/15/29 (Call 11/15/28)(a)	EUR	270	354,015
Grand City Properties SA, 1.38%, 08/03/26 (Call 05/03/26)(a)	EUR	200	230,870
Hamburg Commercial Bank AG
0.38%, 04/27/23(a)	EUR	215	245,072
0.38%, 07/12/23(a)	EUR	300	342,152
0.50%, 05/23/22(a)	EUR	100	112,171
Hannover Rueck SE, 1.13%, 04/18/28 (Call 01/18/28)(a)	EUR	400	481,127
HeidelbergCement AG, 1.50%, 02/07/25 (Call 11/07/24)(a)	EUR	481	563,212
ING-DiBa AG
0.25%, 11/16/26(a)	EUR	300	344,947
1.25%, 10/09/33(a)	EUR	100	127,054
Innogy Finance BV
0.75%, 11/30/22 (Call 08/30/22)(a)	EUR	500	569,752
1.50%, 07/31/29 (Call 04/30/29)(a)	EUR	100	121,345
6.13%, 07/06/39(a)	GBP	50	100,080
6.25%, 06/03/30(a)	GBP	260	466,319
6.50%, 08/10/21(a)	EUR	100	124,682
KfW
0.00%, 05/25/21(a)(d)	EUR	760	854,610
0.00%, 04/28/22(d)	EUR	300	338,956
0.00%, 06/30/22(a)(d)	EUR	500	565,367
0.00%, 09/15/23(d)	EUR	200	227,133

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
0.00%, 07/04/24(a)(d)	EUR	500	$568,842
0.05%, 05/30/24	EUR	50	57,154
0.13%, 02/24/23	EUR	1,000	1,138,287
0.13%, 11/07/23	EUR	1,100	1,255,785
0.13%, 01/15/24	EUR	400	456,801
0.13%, 10/04/24	EUR	500	572,775
0.25%, 06/30/25	EUR	1,000	1,157,443
0.38%, 03/15/23	EUR	300	344,375
0.38%, 03/09/26	EUR	1,370	1,596,763
0.63%, 07/04/22	EUR	200	229,931
0.63%, 01/07/28	EUR	300	357,829
0.75%, 06/28/28	EUR	840	1,013,861
0.88%, 03/15/22(a)	GBP	500	649,264
0.88%, 09/15/26(a)	GBP	400	519,634
0.88%, 07/04/39(a)	EUR	320	398,903
1.00%, 12/15/22(a)	GBP	300	391,445
1.13%, 12/07/21(a)	GBP	500	652,020
1.13%, 09/15/32(a)	EUR	120	152,389
1.13%, 05/09/33(a)	EUR	500	636,373
1.13%, 06/15/37(a)	EUR	100	128,929
1.25%, 07/04/36(a)	EUR	440	575,559
1.38%, 02/01/21(a)	GBP	120	156,382
1.38%, 12/15/25(a)	GBP	400	535,333
2.13%, 08/15/23	EUR	550	674,245
2.75%, 04/16/20(a)	AUD	600	416,408
2.90%, 06/06/22(a)	AUD	500	359,715
3.38%, 01/18/21	EUR	50	58,413
5.00%, 03/19/24	AUD	70	55,907
6.00%, 08/20/20	AUD	50	35,780
6.00%, 12/07/28	GBP	150	280,793
Landesbank Baden-Wuerttemberg
0.05%, 11/11/21(a)	EUR	100	112,569
0.13%, 02/21/22(a)	EUR	350	395,124
0.13%, 06/27/23(a)	EUR	500	567,598
0.20%, 12/13/21(a)	EUR	300	336,713
0.50%, 06/07/22(a)	EUR	400	452,062
2.20%, 05/09/29(a)	EUR	300	358,894
Landesbank Hessen-Thueringen Girozentrale
0.00%, 11/23/20(a)(d)	EUR	300	336,138
0.00%, 07/18/22(a)(d)	EUR	200	225,379
0.50%, 09/25/25(a)	EUR	300	349,362
0.88%, 03/20/28(a)	EUR	300	361,698
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.38%, 04/13/26(a)	EUR	130	151,310
0.88%, 03/07/22(a)	GBP	100	129,567
Landwirtschaftliche Rentenbank
0.25%, 07/15/24(a)	EUR	200	230,054
0.25%, 08/29/25(a)	EUR	600	692,283
0.38%, 01/22/24(a)	EUR	100	115,401
0.50%, 02/28/29(a)	EUR	300	354,763
0.63%, 05/18/27(a)	EUR	200	237,645
1.25%, 05/20/22(a)	EUR	317	369,505
1.38%, 09/08/25(a)	GBP	200	267,682
2.60%, 03/23/27(a)	AUD	100	74,123
2.70%, 01/20/20	AUD	50	34,566
2.70%, 09/05/22(a)	AUD	70	50,263
4.75%, 05/06/26(a)	AUD	200	166,488

Security		Par (000)	Value

Germany (continued)
Linde Finance BV
0.25%, 01/18/22	EUR	394	$444,098
Series 10, 2.00%, 04/18/23(a)	EUR	270	323,595
Merck KGaA
1.63%, 06/25/79 (Call 12/18/24)(a)(b)	EUR	100	113,974
2.63%, 12/12/74 (Call 06/12/21)(a)(b)	EUR	25	28,874
2.88%, 06/25/79 (Call 06/25/29)(a)(b)	EUR	100	118,878
3.38%, 12/12/74 (Call 12/12/24)(a)(b)	EUR	200	249,953
Muenchener Hypothekenbank eG
0.63%, 10/23/26(a)	EUR	200	235,766
0.63%, 05/07/27(a)	EUR	400	472,621
2.50%, 07/04/28(a)	EUR	190	259,702
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen
3.25%, 05/26/49 (Call 05/26/29)(a)(b)	EUR	300	394,535
6.63%, 05/26/42 (Call 05/26/22)(a)(b)	GBP	100	145,835
Norddeutsche Landesbank Girozentrale, 0.25%, 10/28/26	EUR	420	481,829
NRW Bank
0.13%, 07/07/23	EUR	300	341,044
0.25%, 05/16/24(a)	EUR	150	171,878
0.25%, 03/10/25(a)	EUR	300	344,361
0.38%, 01/25/23	EUR	500	571,665
0.38%, 11/17/26(a)	EUR	100	116,210
0.50%, 05/26/25(a)	EUR	300	349,592
0.50%, 05/11/26(a)	EUR	50	58,467
0.88%, 04/12/34	EUR	200	242,308
1.25%, 12/15/21(a)	GBP	300	391,371
O2 Telefonica Deutschland Finanzierungs GmbH, 1.75%, 07/05/25 (Call 04/05/25)(a)	EUR	200	235,654
SAP SE
1.25%, 03/10/28 (Call 12/10/27)(a)	EUR	400	487,455
2.13%, 11/13/19(a)	EUR	100	111,630
Schaeffler AG, 1.88%, 03/26/24 (Call 12/26/23)(a)	EUR	200	230,156
Siemens Financieringsmaatschappij NV
0.00%, 09/05/24(a)(d)	EUR	125	140,117
0.50%, 09/05/34(a)	EUR	100	109,417
1.25%, 02/28/31(a)	EUR	250	305,719
1.75%, 03/12/21(a)	EUR	150	171,935
2.75%, 09/10/25(a)	GBP	200	284,064
2.88%, 03/10/28(a)	EUR	341	469,307
Talanx Finanz Luxembourg SA, 8.37%, 06/15/42 (Call 06/15/22)(a)(b)	EUR	200	270,931
UniCredit Bank AG
0.13%, 03/01/22(a)	EUR	400	451,477
0.13%, 10/26/23(a)	EUR	300	340,767
0.85%, 05/22/34(a)	EUR	370	446,470
Vier Gas Transport GmbH, 3.13%, 07/10/23(a)	EUR	295	368,252
Volkswagen Financial Services NV
1.75%, 04/17/20(a)	GBP	25	32,404
2.25%, 04/12/25(a)	GBP	150	197,906
Volkswagen International Finance NV
2.00%, 03/26/21(a)	EUR	100	114,788
2.50%, (Call 03/20/22)(a)(b)(c)	EUR	237	271,019
2.70%, (Call 12/14/22)(a)(b)(c)	EUR	300	344,800
3.38%, 11/16/26(a)	GBP	200	277,131
3.88%, (Call 06/14/27)(a)(b)(c)	EUR	100	118,604
4.13%, 11/16/38(a)	EUR	200	291,968
4.63%, (Call 03/24/26)(a)(b)(c)(e)	EUR	200	249,049
4.63%, (Call 06/27/28)(a)(b)(c)	EUR	100	123,000

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Series 10Y, 1.88%, 03/30/27(a)	EUR	400	$477,115
Series 4Y, 0.50%, 03/30/21(a)	EUR	600	673,982
Series NC6, 3.38%, (Call 06/27/24)(a)(b)(c)	EUR	200	233,729
Volkswagen Leasing GmbH
1.13%, 04/04/24(a)	EUR	384	441,061
1.50%, 06/19/26(a)	EUR	350	406,296
2.38%, 09/06/22(a)	EUR	300	355,594
Vonovia Finance BV
0.63%, 10/07/27 (07/07/27)(a)	EUR	100	111,179
0.75%, 01/25/22(a)	EUR	200	226,957
1.50%, 06/10/26(a)	EUR	100	118,252
1.63%, 10/07/39 (07/07/39)(a)	EUR	100	110,984
1.75%, 01/25/27(a)	EUR	200	240,831
1.80%, 06/29/25 (Call 03/29/25)(a)	EUR	200	239,260
VW Credit Canada Inc., 3.25%, 03/29/23	CAD	250	194,064
Wintershall Dea Finance BV, 0.45%, 09/25/23 (06/25/23)(a)	EUR	100	111,420
Wirecard AG, 0.50%, 09/11/24 (06/11/24)(a)	EUR	100	99,064
Wirtschafts- und Infrastrukturbank Hessen, 0.88%, 06/14/28	EUR	200	241,074

			71,874,815

Hong Kong — 0.0%
CK Hutchison Finance 16 II Ltd., 0.88%, 10/03/24(a)	EUR	300	342,015
Hutchison Whampoa Finance 14 Ltd., 1.38%, 10/31/21(a)	EUR	334	382,274

			724,289

India — 0.0%
Bharti Airtel International Netherlands BV, 3.38%, 05/20/21(a)	EUR	300	345,901

Ireland — 0.1%
AIB Mortgage Bank, 0.88%, 02/04/23(a)	EUR	100	116,061
Bank of Ireland Group PLC
0.75%, 07/08/24 (Call 07/08/23)(a)(b)	EUR	100	112,159
1.38%, 08/29/23(a)	EUR	150	172,972
Bank of Ireland Mortgage Bank, 0.63%, 03/14/25(a)	EUR	100	116,513
CRH Finance DAC, 1.38%, 10/18/28 (Call 07/18/28)(a)	EUR	100	119,584
CRH Finance Germany GmbH, 1.75%, 07/16/21 (Call 04/16/21)(a)	EUR	100	114,412
ESB Finance DAC
1.75%, 02/07/29 (Call 11/07/28)(a)	EUR	100	125,589
3.49%, 01/12/24(a)	EUR	100	127,850
Freshwater Finance PLC, 5.18%, 04/20/35(a)	GBP	100	181,696
Ryanair DAC, 1.13%, 08/15/23(a)	EUR	100	114,955
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39 (03/17/39)(a)	EUR	100	122,848

			1,424,639

Italy — 0.9%
2i Rete Gas SpA, 2.20%, 09/11/25 (Call 06/11/25)(a)	EUR	290	355,129
A2A SpA, 1.63%, 10/19/27 (Call 07/19/27)(a)	EUR	100	120,805
ACEA SpA
1.50%, 06/08/27 (Call 03/08/27)(a)	EUR	100	118,996
1.75%, 05/23/28 (Call 02/23/28)(a)	EUR	310	374,454
Aeroporti di Roma SpA, 1.63%, 06/08/27 (Call 03/08/27)(a)	EUR	300	344,278

Security		Par (000)	Value

Italy (continued)
Assicurazioni Generali SpA
4.13%, 05/04/26(a)	EUR	100	$130,283
5.13%, 09/16/24(a)	EUR	100	138,394
5.50%, 10/27/47 (Call 10/27/27)(a)(b)	EUR	200	268,593
7.75%, 12/12/42 (Call 12/12/22)(a)(b)	EUR	200	270,788
Autostrade per l’Italia SpA
1.13%, 11/04/21(a)	EUR	400	446,421
1.88%, 11/04/25(a)	EUR	100	108,713
1.88%, 09/26/29 (Call 06/26/29)(a)	EUR	200	211,956
Banca Monte dei Paschi di Siena SpA
2.88%, 04/16/59(a)	EUR	100	116,186
Series 16, 2.88%, 07/16/62(a)	EUR	200	246,539
Banca Popolare di Milano Scarl, 0.63%, 06/08/23(a)	EUR	100	113,146
Banco BPM SpA, 0.75%, 03/31/22(a)	EUR	150	170,049
Banco di Desio e della Brianza SpA, 0.38%, 07/24/26(a)	EUR	200	228,215
BPER Banca, 1.00%, 07/22/23(a)	EUR	200	231,239
Credit Agricole Italia SpA
0.25%, 09/30/24(a)	EUR	100	113,262
1.00%, 03/25/27(a)	EUR	200	237,114
1.13%, 03/21/25(a)	EUR	300	354,730
Enel Finance International NV
1.38%, 06/01/26(a)	EUR	829	992,344
5.00%, 09/14/22(a)	EUR	300	383,223
5.63%, 08/14/24(a)	GBP	200	307,286
5.75%, 09/14/40(a)	GBP	130	247,075
Enel SpA
2.50%, 11/24/78 (Call 08/24/23)(a)(b)	EUR	100	115,655
6.63%, 09/15/76 (Call 09/15/21)(a)(b)	GBP	225	317,313
Eni SpA
0.75%, 05/17/22(a)	EUR	450	512,500
1.13%, 09/19/28(a)	EUR	270	318,073
1.75%, 01/18/24(a)	EUR	479	573,114
2.63%, 11/22/21(a)	EUR	200	235,538
FCA Bank SpA/Ireland
0.63%, 11/24/22 (Call 10/24/22)(a)	EUR	125	140,986
1.25%, 09/23/20(a)	EUR	100	112,894
Ferrovie dello Stato Italiane SpA, 1.50%, 06/27/25(a)	EUR	400	469,792
Hera SpA, 0.88%, 10/14/26(a)	EUR	100	115,569
Intesa Sanpaolo SpA
0.50%, 03/05/24(a)	EUR	200	230,018
0.63%, 01/20/22(a)	EUR	100	113,877
0.63%, 03/23/23(a)	EUR	300	344,656
1.00%, 07/04/24(a)	EUR	175	199,364
1.13%, 01/14/20(a)	EUR	300	335,602
1.38%, 01/18/24(a)	EUR	300	347,132
1.38%, 12/18/25(a)	EUR	100	121,732
1.75%, 07/04/29(a)	EUR	225	263,151
2.13%, 08/30/23(a)	EUR	150	178,255
3.25%, 02/10/26(a)	EUR	100	134,835
Iren SpA, 1.95%, 09/19/25 (Call 06/19/25)(a)	EUR	100	121,572
Italgas SpA
0.50%, 01/19/22(a)	EUR	300	338,307
0.88%, 04/24/30(a)	EUR	100	113,245
1.63%, 01/19/27(a)	EUR	100	121,310
Mediobanca Banca di Credito Finanziario SpA,
Series 4, 1.38%, 11/10/25(a)	EUR	300	362,003
Snam SpA, 0.88%, 10/25/26(a)	EUR	361	418,389

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
Societa Iniziative Autostradali e Servizi SpA, 3.38%, 02/13/24(a)	EUR	209	$259,920
Terna Rete Elettrica Nazionale SpA
0.88%, 02/02/22(a)	EUR	300	341,436
1.38%, 07/26/27(a)	EUR	300	358,941
UniCredit SpA
0.38%, 10/31/26(a)	EUR	200	229,315
0.75%, 04/30/63(a)	EUR	300	351,373
1.63%, 07/03/25 (07/03/24)(a)(b)	EUR	300	344,508
2.00%, 03/04/23(a)	EUR	150	177,009
3.25%, 01/14/21(a)	EUR	150	174,055
5.00%, 10/31/21(a)	EUR	200	246,686
Unione di Banche Italiane SpA
1.00%, 01/27/23(a)	EUR	250	289,854
1.00%, 09/25/25(a)	EUR	300	356,102
1.13%, 10/04/27(a)	EUR	200	240,786

			16,654,085

Japan — 0.2%
American Honda Finance Corp., 1.38%, 11/10/22	EUR	200	232,242
Asahi Group Holdings Ltd., 1.15%, 09/19/25 (Call 06/19/25)(a)	EUR	200	232,803
East Japan Railway Co., 4.50%, 01/25/36(a)	GBP	50	90,640
Honda Canada Finance Inc., Series 16-4, 1.82%, 12/07/21	CAD	50	37,758
Mitsubishi UFJ Financial Group Inc.
0.85%, 07/19/29(a)	EUR	200	230,179
0.87%, 09/07/24(a)	EUR	300	344,194
Mizuho Financial Group Inc.
0.40%, 09/06/29(a)	EUR	300	330,833
1.02%, 10/11/23(a)	EUR	310	356,348
MUFG Bank Ltd., 0.88%, 03/11/22(a)	EUR	100	113,977
Nomura Europe Finance NV, 1.50%, 05/12/21(a)	EUR	200	228,316
Sumitomo Mitsui Financial Group Inc.
0.61%, 01/18/22(a)	EUR	400	452,262
0.93%, 10/11/24(a)	EUR	200	230,431
1.55%, 06/15/26(a)	EUR	247	297,542
Takeda Pharmaceutical Co. Ltd., 3.00%, 11/21/30 (Call 08/21/30)(a)	EUR	200	268,376
Toyota Motor Credit Corp., 0.75%, 07/21/22(a)	EUR	310	354,021
Toyota Motor Finance Netherlands BV, 1.38%, 05/23/23(a)	GBP	200	260,811

			4,060,733

Liechtenstein — 0.0%
LGT Bank AG, 1.88%, 02/08/23(a)	CHF	100	108,536

Luxembourg — 0.1%
ArcelorMittal, 2.25%, 01/17/24 (Call 10/17/23)(a)	EUR	200	233,753
CPI Property Group SA, 1.45%, 04/14/22 (Call 03/14/22)(a)	EUR	310	354,190
GELF Bond Issuer I SA, 1.13%, 07/18/29 (04/18/29)(a)	EUR	200	224,322
JAB Holdings BV, 1.25%, 05/22/24(a)	EUR	200	233,823
Logicor Financing Sarl, 3.25%, 11/13/28 (Call 08/13/28)(a)	EUR	260	328,672
Medtronic Global Holdings SCA, 1.75%, 07/02/49 (Call 01/02/49)	EUR	200	225,321
NORD/LB Luxembourg SA Covered Bond Bank, 0.25%, 03/10/20(a)	EUR	300	335,388
Prologis International Funding II SA, 0.88%, 07/09/29 (Call 04/09/29)(a)	EUR	125	140,176

Security		Par (000)	Value

Luxembourg (continued)
SELP Finance Sarl, 1.50%, 12/20/26 (09/20/26)(a)	EUR	150	$173,032

			2,248,677

Mexico — 0.1%
America Movil SAB de CV
3.00%, 07/12/21	EUR	370	433,926
4.75%, 06/28/22	EUR	290	364,030
5.00%, 10/27/26	GBP	100	157,917
5.75%, 06/28/30	GBP	120	211,969
Petroleos Mexicanos
2.50%, 08/21/21(a)	EUR	150	171,966
2.75%, 04/21/27(a)	EUR	100	103,880
3.63%, 11/24/25(a)	EUR	300	341,352
3.75%, 02/21/24(a)	EUR	100	117,787
3.75%, 11/16/25(a)	GBP	100	125,926
3.75%, 04/16/26(a)	EUR	100	112,691
4.75%, 02/26/29(a)	EUR	100	115,970

			2,257,414

Netherlands — 1.5%
ABN AMRO Bank NV
0.63%, 05/31/22(a)	EUR	300	340,593
0.88%, 01/15/24(a)	EUR	500	576,234
0.88%, 01/14/26(a)	EUR	100	119,370
1.00%, 04/13/31(a)	EUR	300	368,586
1.13%, 01/12/32(a)	EUR	200	249,143
1.38%, 01/12/37(a)	EUR	100	130,647
1.45%, 04/12/38(a)	EUR	100	132,998
2.38%, 01/23/24(a)	EUR	400	497,857
2.50%, 09/05/23(a)	EUR	200	247,755
3.38%, 08/15/31(a)	CHF	200	287,459
4.13%, 03/28/22(a)	EUR	370	454,260
Achmea Bank NV, 0.38%, 11/22/56(a)	EUR	300	344,344
Achmea BV, 4.25%, (Call 02/04/25)(a)(b)(c)	EUR	280	340,909
Aegon Bank NV, 0.25%, 05/25/55(a)	EUR	100	113,700
Aegon NV, 6.13%, 12/15/31	GBP	50	93,201
Akzo Nobel NV, 1.13%, 04/08/26 (Call 01/08/26)(a)	EUR	200	236,516
Alliander NV, 2.88%, 06/14/24	EUR	200	253,235
ASML Holding NV, 1.38%, 07/07/26 (Call 04/07/26)(a)	EUR	200	240,017
BNG Bank NV
0.20%, 11/09/24(a)	EUR	150	171,995
0.25%, 06/07/24(a)	EUR	300	344,485
0.38%, 01/14/22(a)	EUR	50	56,815
0.63%, 06/19/27(a)	EUR	250	295,723
0.75%, 01/11/28(a)	EUR	250	299,075
0.75%, 01/24/29(a)	EUR	390	468,102
0.88%, 10/17/35(a)	EUR	100	121,557
1.00%, 03/15/22(a)	GBP	200	259,788
1.00%, 06/17/22(a)	GBP	100	129,874
1.00%, 01/12/26(a)	EUR	200	240,536
1.38%, 10/21/30(a)	EUR	50	63,661
1.50%, 07/15/39(a)	EUR	284	379,092
2.25%, 07/17/23(a)	EUR	80	98,186
3.00%, 10/25/21(a)	EUR	300	357,715
3.25%, 07/15/25(a)	AUD	200	151,481
3.30%, 07/17/28(a)	AUD	400	312,447
Cooperatieve Rabobank UA
0.25%, 05/31/24(a)	EUR	200	229,001
0.50%, 12/06/22(a)	EUR	400	455,373
0.75%, 08/29/23(a)	EUR	300	343,632

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
0.75%, 06/21/39(a)	EUR	300	$355,958
0.88%, 02/01/29(a)	EUR	200	241,503
1.13%, 04/08/21(a)	CHF	100	103,762
1.25%, 03/23/26(a)	EUR	370	444,311
1.38%, 02/03/27(a)	EUR	410	498,543
1.50%, 04/26/38(a)	EUR	100	134,082
2.25%, 03/23/22(a)	GBP	190	253,319
3.88%, 07/25/23(a)	EUR	400	506,193
4.13%, 01/14/20	EUR	150	168,807
4.38%, 06/07/21(a)	EUR	150	179,643
5.25%, 09/14/27(a)	GBP	100	157,059
5.38%, 08/03/60(a)	GBP	50	127,426
Series 2541, 4.00%, 09/19/22	GBP	150	210,509
de Volksbank NV
0.13%, 09/28/20(a)	EUR	200	223,715
1.00%, 03/08/28(a)	EUR	200	242,002
Enexis Holding NV, 0.75%, 07/02/31 (04/02/31)(a)	EUR	200	230,551
EXOR NV, 1.75%, 01/18/28 (Call 10/18/27)(a)	EUR	200	235,360
Heineken NV
1.00%, 05/04/26 (Call 02/04/26)(a)	EUR	350	411,743
2.13%, 08/04/20(a)	EUR	100	113,535
ING Bank NV
0.00%, 04/08/22(a)(d)	EUR	300	335,683
0.70%, 04/16/20(a)	EUR	100	112,085
0.75%, 02/22/21(a)	EUR	100	112,952
0.75%, 02/18/29(a)	EUR	200	238,689
1.88%, 05/22/23(a)	EUR	400	481,881
3.38%, 01/10/22(a)	EUR	100	120,803
4.00%, 01/17/20(a)	EUR	200	225,149
ING Groep NV
1.13%, 02/14/25(a)	EUR	300	349,171
1.63%, 09/26/29 (Call 09/26/24)(a)(b)	EUR	300	346,999
2.00%, 09/20/28(a)	EUR	300	376,897
2.50%, 11/15/30(a)	EUR	100	133,060
JAB Holdings BV, 1.75%, 06/25/26(a)	EUR	300	358,833
Koninklijke Ahold Delhaize NV, 0.25%, 06/26/25 (Call 03/26/25)(a)	EUR	252	282,375
Koninklijke KPN NV
5.63%, 09/30/24(a)	EUR	50	69,455
5.75%, 09/17/29(a)	GBP	260	407,607
LeasePlan Corp. NV, 0.75%, 10/03/22(a)	EUR	320	362,270
Nationale-Nederlanden Bank NV Netherlands (The), 1.00%, 09/25/28(a)	EUR	500	600,839
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV, 0.13%, 06/01/23(a)	EUR	100	113,926
Nederlandse Gasunie NV, 1.38%, 10/16/28 (07/16/28)(a)	EUR	300	369,882
Nederlandse Waterschapsbank NV
0.13%, 01/17/24(a)	EUR	300	342,276
0.50%, 01/19/23(a)	EUR	100	114,951
0.50%, 04/29/30(a)	EUR	300	350,436
1.00%, 03/01/28(a)	EUR	600	732,360
1.25%, 06/07/32(a)	EUR	100	126,344
1.50%, 06/15/39(a)	EUR	200	266,839
1.63%, 01/29/48(a)	EUR	100	143,761
3.00%, 03/28/22(a)	EUR	600	725,271
3.45%, 07/17/28(a)	AUD	300	235,888
NIBC Bank NV, 1.00%, 09/11/28(a)	EUR	200	240,043
NN Group NV 1.00%, 03/18/22(a)	EUR	200	228,911

Security		Par (000)	Value

Netherlands (continued)
4.63%, 04/08/44 (Call 04/08/24)(a)(b)	EUR	100	$126,331
4.63%, 01/13/48 (Call 01/13/28)(a)(b)	EUR	200	261,149
Royal Schiphol Group NV, 1.50%, 11/05/30 (Call 08/05/30)(a)	EUR	100	123,948
Shell International Finance BV
0.75%, 08/15/28(a)	EUR	324	377,777
0.88%, 08/21/28(a)	CHF	75	81,936
1.25%, 03/15/22(a)	EUR	400	462,049
1.88%, 09/15/25(a)	EUR	260	322,954
Stedin Holding NV, 1.38%, 09/19/28 (Call 06/19/28)(a)	EUR	100	120,564
TenneT Holding BV
0.75%, 06/26/25 (Call 03/26/25)(a)	EUR	100	115,808
1.00%, 06/13/26 (Call 03/13/26)(a)	EUR	400	472,125
1.50%, 06/03/39 (Call 03/03/39)(a)	EUR	100	122,314
Unibail-Rodamco-Westfield SE
1.88%, 01/15/31 (Call 10/15/30)(a)	EUR	200	249,426
2.13%, (Call 07/25/23)(a)(b)(c)	EUR	300	342,701
Unilever NV
0.50%, 08/12/23(a)	EUR	405	464,124
1.00%, 02/14/27(a)	EUR	100	119,469
1.63%, 02/12/33(a)	EUR	260	330,748
Wintershall Dea Finance BV, 1.33%, 09/25/28 (06/25/28)(a)	EUR	100	111,940
Wolters Kluwer NV, 1.50%, 03/22/27 (Call 12/22/26)(a)	EUR	100	121,191

			27,875,573

New Zealand — 0.1%
ANZ New Zealand Int’l Ltd./London
0.13%, 09/22/23(a)	EUR	100	113,006
0.50%, 01/17/24(a)	EUR	200	229,505
ASB Finance Ltd./London, 0.63%, 10/18/24(a)	EUR	200	231,408
BNZ International Funding Ltd./London, 0.13%, 06/17/21(a)	EUR	150	168,603
Westpac Securities NZ Ltd./London
0.13%, 06/16/21(a)	EUR	100	112,383
0.38%, 02/05/24(a)	CHF	150	155,774
0.50%, 01/17/24(a)	EUR	200	229,587

			1,240,266

Norway — 0.3%
DNB Bank ASA
1.13%, 03/01/23(a)	EUR	200	232,182
4.38%, 02/24/21(a)	EUR	100	118,337
DNB Boligkreditt AS
0.05%, 01/11/22(a)	EUR	300	337,634
0.25%, 01/23/23(a)	EUR	400	454,494
0.25%, 09/07/26(a)	EUR	200	228,742
0.38%, 01/14/21(a)	EUR	100	112,574
0.38%, 11/14/23(a)	EUR	500	572,630
0.38%, 11/20/24(a)	EUR	100	115,044
Eika Boligkreditt AS
0.50%, 08/28/25(a)	EUR	100	115,771
1.50%, 03/12/21(a)	EUR	100	114,424
Equinor ASA
1.25%, 02/17/27 (Call 11/17/26)(a)	EUR	200	239,702
2.88%, 09/10/25(a)	EUR	200	259,831
4.25%, 04/10/41(a)	GBP	100	182,752
5.63%, 03/11/21(a)	EUR	280	336,901

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Norway (continued)
SpareBank 1 Boligkreditt AS
0.05%, 01/25/22(a)	EUR	200	$225,127
0.25%, 08/30/26(a)	EUR	300	343,267
0.50%, 01/30/25(a)	EUR	200	231,709
1.50%, 01/20/20(a)	EUR	100	112,018
1.75%, 12/18/23(a)	GBP	200	265,073
SpareBank 1 SR-Bank ASA, 0.38%, 02/10/22(a)	EUR	280	315,384
Sparebanken Soer Boligkreditt AS, 0.50%, 02/06/26(a)	EUR	200	231,564
Sparebanken Vest Boligkreditt AS, 0.50%, 02/12/26(a)	EUR	200	232,006
SR-Boligkreditt AS, 0.75%, 10/17/25(a)(f)	EUR	100	117,612
Statkraft AS, 1.50%, 03/26/30 (Call 12/26/29)(a)	EUR	100	122,003
Telenor ASA
1.13%, 05/31/29 (Call 02/28/29)(a)	EUR	250	296,384
2.63%, 12/06/24(a)	EUR	290	366,090

			6,279,255

Poland — 0.0%
PKO Bank Hipoteczny SA
0.63%, 01/24/23(a)	EUR	300	342,183
0.75%, 08/27/24(a)	EUR	100	115,184
Powszechna Kasa Oszczednosci Bank Polski SA, 0.75%, 07/25/21(a)	EUR	150	169,369

			626,736

Portugal — 0.1%
Banco Santander Totta SA, 0.88%, 04/25/24(a)	EUR	200	233,905
Caixa Geral de Depositos SA, 1.00%, 01/27/22(a)	EUR	100	114,617
EDP Finance BV, 1.13%, 02/12/24(a)	EUR	404	468,594

			817,116

Qatar — 0.0%
CBQ Finance Ltd., 0.70%, 03/22/21(a)	CHF	300	305,442

Romania — 0.0%
Globalworth Real Estate Investments Ltd., 3.00%, 03/29/25(a)	EUR	100	121,486

Russia — 0.0%
Gazprom OAO Via Gaz Capital SA, 4.36%, 03/21/25(a)	EUR	200	260,516

Singapore — 0.0%
DBS Bank Ltd., 0.38%, 11/21/24(a)	EUR	200	228,601

Spain — 1.1%
Abertis Infraestructuras SA
1.00%, 02/27/27(a)	EUR	100	111,788
1.50%, 06/27/24 (Call 03/27/24)(a)	EUR	100	115,936
1.63%, 07/15/29 (Call 04/15/29)(a)	EUR	100	112,346
3.00%, 03/27/31 (Call 12/27/30)(a)	EUR	200	248,739
AyT Cedulas Cajas Global, Series 10, 4.25%, 10/25/23	EUR	300	393,822
AyT Cedulas Cajas VIII FTA, Series VIII, 4.25%, 11/18/19	EUR	300	335,291
AyT Cedulas Cajas X Fondo de Titulizacion de Activos, Series X, 3.75%, 06/30/25	EUR	300	408,342
Banco Bilbao Vizcaya Argentaria SA
0.63%, 05/17/21(a)	EUR	300	339,916
0.63%, 01/17/22(a)	EUR	400	453,383
0.63%, 03/18/23	EUR	200	230,194
0.88%, 11/22/26(a)	EUR	200	238,794
3.50%, 02/10/27(a)	EUR	300	391,041

Security		Par (000)	Value

Spain (continued)
Banco de Sabadell SA
0.13%, 10/20/23(a)	EUR	100	$113,326
0.63%, 11/03/20(a)	EUR	200	225,230
1.00%, 04/26/27(a)	EUR	100	119,341
Banco Santander SA
0.75%, 09/09/22(a)	EUR	100	115,165
0.75%, 06/12/23(a)	CHF	200	208,142
0.88%, 05/09/31(a)	EUR	300	360,825
1.13%, 11/27/24(a)	EUR	100	119,339
1.13%, 10/25/28(a)	EUR	300	368,473
1.38%, 02/09/22(a)	EUR	300	345,121
1.38%, 07/31/24(a)	GBP	200	257,188
2.00%, 11/27/34(a)	EUR	100	138,975
2.13%, 02/08/28(a)	EUR	200	239,644
2.50%, 03/18/25(a)	EUR	300	364,088
BanCo Santander SA, 0.75%, 09/29/20(a)	EUR	200	225,399
Bankia SA
0.75%, 07/09/26(a)	EUR	200	225,924
1.00%, 03/14/23(a)	EUR	300	348,612
1.00%, 06/25/24(a)	EUR	100	112,937
1.00%, 09/25/25(a)	EUR	100	118,151
1.13%, 08/05/22(a)	EUR	500	579,519
4.00%, 02/03/25	EUR	100	135,568
4.13%, 03/24/36	EUR	100	172,635
Bankinter SA
0.88%, 08/03/22(a)	EUR	100	115,093
1.00%, 02/05/25(a)	EUR	200	236,322
CaixaBank SA
0.63%, 11/12/20(a)	EUR	200	225,357
0.75%, 04/18/23 (a)	EUR	300	341,429
1.00%, 01/17/28(a)	EUR	400	481,546
1.13%, 01/12/23(a)	EUR	200	228,586
1.13%, 03/27/26(a)	EUR	300	349,459
1.25%, 01/11/27(a)	EUR	100	121,812
2.63%, 03/21/24	EUR	500	627,966
2.75%, 07/14/28 (Call 07/14/23)(a)(b)	EUR	300	353,920
Series 29, 3.63%, 01/18/21	EUR	100	116,979
Cedulas TDA 6 Fond de Titulizacion de Activos, 3.88%, 05/23/25	EUR	300	410,510
Criteria Caixa SAU, 1.50%, 05/10/23(a)	EUR	200	232,290
Deutsche Bank SA Espanola
0.63%, 12/15/21(a)	EUR	200	227,847
1.13%, 01/20/23(a)	EUR	100	116,236
Enagas Financiaciones SAU, 1.00%, 03/25/23(a)	EUR	100	114,979
FCC Aqualia SA, 2.63%, 06/08/27 (Call 03/08/27)(a)	EUR	150	182,683
Ferrovial Emisiones SA, 2.50%, 07/15/24(a)	EUR	100	123,135
Iberdrola Finanzas SA
1.00%, 03/07/24 (Call 12/07/23)(a)	EUR	300	348,468
1.00%, 03/07/25 (Call 12/07/24)(a)	EUR	200	233,818
1.62%, 11/29/29(a)	EUR	200	250,091
4.13%, 03/23/20	EUR	50	56,741
Iberdrola International BV
1.13%, 01/27/23(a)	EUR	200	231,366
3.25%, (Call 11/12/24)(a)(b)(c)	EUR	100	122,042
Inmobiliaria Colonial Socimi SA, 2.00%, 04/17/26 (Call 01/17/26)(a)	EUR	300	361,698
Liberbank SA, 0.25%, 09/25/29(a)	EUR	200	223,235
Mapfre SA, 4.38%, 03/31/47 (Call 03/31/27)(a)(b)	EUR	100	129,132
Merlin Properties Socimi SA, 1.75%, 05/26/25 (Call 02/26/25)(a)	EUR	205	243,007

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
Merlin Properties SOCIMI SA, 1.88%, 11/02/26 (Call 08/02/26)(a)	EUR	200	$239,883
Naturgy Finance BV
1.25%, 04/19/26 (Call 01/19/26)(a)	EUR	300	354,733
1.50%, 01/29/28 (Call 10/29/27)(a)	EUR	300	362,241
NorteGas Energia Distribucion SAU, 2.07%, 09/28/27 (Call 06/28/27)(a)	EUR	100	119,620
Programa Cedulas TDA Fondo de Titulizacion de Activos
4.25%, 03/28/27	EUR	200	292,718
Series A4, 4.13%, 04/10/21	EUR	100	118,701
Series A6, 4.25%, 04/10/31	EUR	300	487,048
Red Electrica Financiaciones SAU, 1.00%, 04/21/26(a)	EUR	400	468,654
Repsol International Finance BV, 0.25%, 08/02/27 (Call 05/02/27)(a)	EUR	200	221,298
Santander Consumer Finance SA
0.38%, 06/27/24(a)	EUR	300	336,516
1.00%, 05/26/21(a)	EUR	300	340,823
Telefonica Emisiones SA, 1.96%, 07/01/39 (Call 01/01/39)(a)	EUR	125	148,964
Telefonica Emisiones SAU
1.46%, 04/13/26(a)	EUR	200	238,995
1.48%, 09/14/21(a)	EUR	100	114,819
1.53%, 01/17/25(a)	EUR	200	238,622
1.72%, 01/12/28(a)	EUR	400	488,191
2.32%, 10/17/28(a)	EUR	100	128,635
4.69%, 11/11/19(a)	EUR	100	111,671
5.29%, 12/09/22(a)	GBP	250	362,828

			20,253,901

Supranational — 0.4%
Asian Development Bank, 2.65%, 01/11/23	AUD	500	360,483
Council of Europe Development Bank, 0.38%, 03/27/25(a)	EUR	500	580,222
Council Of Europe Development Bank, 1.13%, 12/15/21(a)	GBP	200	260,544
European Financial Stability Facility, 0.50%, 07/11/25(a)	EUR	1,000	1,167,707
European Investment Bank
0.38%, 07/16/25	EUR	1,000	1,162,586
1.38%, 03/07/25(a)	GBP	600	799,350
1.50%, 04/15/21(a)	EUR	2,000	2,296,210
European Union, 1.38%, 10/04/29(a)	EUR	350	447,655
Nordic Investment Bank, 1.13%, 03/16/22(a)	GBP	200	261,010

			7,335,767

Sweden — 1.0%
Akelius Residential Property AB, 2.38%, 08/15/25 (Call 05/15/25)(a)	GBP	100	132,531
Atlas Copco AB, 0.63%, 08/30/26 (Call 05/30/26)(a)	EUR	100	114,678
Danske Hypotek AB, Series 2112, 1.00%, 12/15/21(a)	SEK	2,000	211,249
Essity AB, 0.63%, 03/28/22 (Call 12/28/21)(a)	EUR	500	566,170
Fastighets AB Balder, 1.13%, 01/29/27 (10/29/26)(a)	EUR	150	164,909
Investor AB, 1.50%, 09/12/30 (Call 06/12/30)(a)	EUR	200	244,287
Lansforsakringar Hypotek AB
0.25%, 04/12/23(a)	EUR	200	227,334
0.63%, 03/27/25(a)	EUR	400	465,757
Series 516, 1.25%, 09/20/23(a)	SEK	2,500	269,467

Security		Par (000)	Value

Sweden (continued)
Nordea Hypotek AB
Series 5531, 1.00%, 04/08/22(a)	SEK	7,500	$794,085
Series 5533, 1.25%, 09/20/23(a)	SEK	8,000	862,186
Securitas AB, 1.25%, 03/15/22(a)	EUR	200	229,467
Skandinaviska Enskilda Banken AB
0.15%, 02/11/21(a)	EUR	100	112,338
0.25%, 06/20/24(a)	EUR	250	285,640
0.30%, 02/17/22(a)	EUR	320	360,525
0.38%, 02/09/26(a)	EUR	500	576,563
1.25%, 08/05/22(a)	GBP	200	259,786
1.88%, 11/14/19(a)	EUR	100	111,635
Series 576, 1.00%, 12/20/23(a)	SEK	4,000	427,336
Stadshypotek AB
0.38%, 02/22/23(a)	EUR	200	228,383
0.38%, 02/21/24(a)	EUR	150	172,064
0.38%, 12/06/24(a)	EUR	200	230,056
0.38%, 03/13/26(a)	EUR	300	345,810
0.63%, 11/10/21(a)	EUR	200	227,686
1.50%, 12/15/21(a)	SEK	2,000	213,464
1.50%, 03/01/24(a)	SEK	6,000	655,128
1.63%, 10/30/20(a)	EUR	100	113,785
Series 1587, 1.50%, 06/01/23(a)	SEK	5,000	542,281
Series 1589, 1.50%, 12/03/24(a)	SEK	6,000	658,130
Svenska Handelsbanken AB
0.50%, 03/21/23(a)	EUR	700	795,567
2.25%, 08/27/20(a)	EUR	300	341,757
Sveriges Sakerstallda Obligationer AB
0.38%, 10/05/20(a)	EUR	100	112,345
0.38%, 06/05/29(a)	EUR	100	114,938
0.50%, 01/29/25(a)	EUR	500	578,839
0.88%, 03/29/27(a)	EUR	100	119,562
1.00%, 03/17/21(a)	SEK	4,000	420,132
Swedbank AB
0.25%, 11/07/22(a)	EUR	300	336,857
1.25%, 12/29/21(a)	GBP	200	258,844
Swedbank Hypotek AB
0.13%, 07/18/22(a)	EUR	150	169,500
0.38%, 03/11/22(a)	EUR	100	113,507
1.13%, 12/07/21(a)	GBP	400	518,366
Series 180, 5.70%, 05/12/20(a)	SEK	1,000	106,857
Series 189, 1.00%, 12/16/20(a)	SEK	2,000	209,630
Series 191, 1.00%, 06/15/22(a)	SEK	9,000	954,079
Series 194, 1.00%, 09/18/24(a)	SEK	7,000	748,985
Tele2 AB, 2.13%, 05/15/28 (Call 02/15/28)(a)	EUR	125	153,494
Telia Co. AB
2.13%, 02/20/34 (Call 11/20/33)(a)	EUR	100	126,113
3.00%, 04/04/78 (Call 04/04/23)(a)(b)	EUR	200	237,411
4.00%, 03/22/22(a)	EUR	100	122,285
4.75%, 11/16/21	EUR	280	343,377
Vattenfall AB
6.25%, 03/17/21(a)	EUR	490	594,355
6.88%, 04/15/39(a)	GBP	110	246,581
Volvo Treasury AB, 4.85%, 03/10/78 (Call 03/10/23)(a)(b)	EUR	250	313,119

			17,839,230

Switzerland — 0.7%
ABB Finance BV, 0.75%, 05/16/24 (Call 02/16/24)(a)	EUR	200	230,065
Adecco International Financial Services BV, 1.25%, 11/20/29 (Call 08/20/29)(a)	EUR	125	145,129

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Switzerland (continued)
Argentum Netherlands BV for Givaudan SA, 1.13%, 09/17/25 (Call 06/17/25)(a)	EUR	200	$234,706
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 3.50%, 10/01/46 (10/01/26)(a)(b)	EUR	200	257,202
Credit Suisse AG/Guernsey, 1.75%, 01/15/21(a)	EUR	200	228,760
Credit Suisse AG/London, 1.38%, 11/29/19(a)	EUR	200	223,409
Credit Suisse Group AG
1.00%, 06/24/27 (Call 06/24/26)(a)(b)	EUR	430	493,157
2.13%, 09/12/25 (Call 09/12/24)(a)(b)	GBP	200	262,467
Credit Suisse Group Funding Guernsey Ltd.
1.00%, 04/14/23(a)	CHF	100	104,724
1.25%, 04/14/22(a)	EUR	500	574,839
ELM BV for Swiss Life Insurance & Pension Group, 4.50%, (Call 05/19/27)(a)(b)(c)	EUR	100	131,647
Glencore Canada Financial Corp., 7.38%, 05/27/20(a)	GBP	50	66,841
Glencore Finance Europe Ltd.
1.25%, 03/17/21 (Call 12/17/20)(a)	EUR	200	225,975
3.75%, 04/01/26 (Call 01/01/26)(a)	EUR	100	128,716
Holcim Finance Luxembourg SA
1.38%, 05/26/23 (Call 02/26/23)(a)	EUR	280	325,677
2.25%, 05/26/28 (Call 02/26/28)(a)	EUR	200	249,444
LafargeHolcim Ltd., 3.00%, 11/22/22(a)	CHF	100	110,950
Nestle Finance International Ltd., 0.75%, 11/08/21(a)	EUR	100	113,737
Nestle Holdings Inc., 0.25%, 10/04/27(a)	CHF	900	940,551
Novartis Finance SA
0.63%, 09/20/28(a)	EUR	100	115,539
1.38%, 08/14/30 (Call 05/14/30)(a)	EUR	200	244,682
Pfandbriefbank schweizerischer Hypothekarinstitute AG
Series 670, 0.00%, 07/29/24(a)(d)	CHF	500	516,494
Series 675, 0.00%, 06/15/27(a)(d)	CHF	400	412,226
Pfandbriefzentrale der schweizerischen Kantonalbanken AG
Series 482, 0.00%, 06/14/24(a)(d)	CHF	1,600	1,651,369
Series 483, 0.00%, 01/27/27(a)(d)	CHF	2,500	2,578,211
Richemont International Holding SA, 1.50%, 03/26/30 (Call 12/26/29)(a)	EUR	380	468,983
Roche Kapitalmarkt AG, Series 2024, 0.10%, 09/23/24 (Call 06/23/24)(a)	CHF	200	207,420
Swiss Re Finance Jersey Ltd., 1.38%, 05/27/23(a)	EUR	250	291,790
Swiss Re Finance Luxembourg SA, 2.53%, 04/30/50 (Call 04/30/30)(a)(b)	EUR	100	123,953
UBS AG/London
0.13%, 11/05/21 (Call 10/05/21)(a)	EUR	200	224,422
1.25%, 09/03/21(a)	EUR	330	377,969
1.38%, 04/16/21(a)	EUR	150	171,567
UBS Group AG, 1.50%, 11/30/24 (Call 11/30/23)(a)	EUR	400	470,158

			12,902,779

United Arab Emirates — 0.0%
Emirates Telecommunications Group Co. PJSC, 2.75%, 06/18/26(a)	EUR	200	257,443
MDGH — GMTN BV, 6.88%, 03/14/26(a)	GBP	100	170,831

			428,274

United Kingdom — 2.6%
AA Bond Co. Ltd., 2.88%, 07/31/43 (Call 10/31/21)(a)	GBP	100	124,963

Security		Par (000)	Value

United Kingdom (continued)
Affinity Sutton Capital Markets PLC, 4.25%, 10/08/42(a)	GBP	100	$174,167
Affordable Housing Finance PLC, 3.80%, 05/20/44(a)	GBP	100	187,262
Anglian Water Services Financing PLC, 4.50%, 02/22/26(a)	GBP	100	144,131
Anglo American Capital PLC, 1.63%, 09/18/25(a)	EUR	300	347,855
Annington Funding PLC
2.65%, 07/12/25 (Call 06/12/25)(a)	GBP	100	133,794
3.18%, 07/12/29 (Call 04/12/29)(a)	GBP	240	329,473
Aspire Defence Finance PLC, Series B, 4.67%, 03/31/40	GBP	134	230,290
AstraZeneca PLC, 0.25%, 05/12/21 (Call 02/12/21)(a)	EUR	200	224,259
Aviva PLC
1.88%, 11/13/27(a)	EUR	100	122,989
3.88%, 07/03/44 (Call 07/03/24)(a)(b)	EUR	100	123,004
6.13%, (Call 09/29/22)(b)(c)	GBP	200	280,456
6.13%, 07/05/43 (Call 07/05/23)(a)(b)	EUR	200	261,542
6.88%, 05/20/58 (Call 05/20/38)(b)	GBP	50	92,012
Babcock International Group PLC, 1.38%, 09/13/27 (06/13/27)(a)	EUR	125	140,426
Bank of Scotland PLC
4.50%, 07/13/21(a)	EUR	200	241,242
4.88%, 12/20/24	GBP	125	191,743
Barclays Bank PLC
4.25%, 01/12/22(a)	GBP	100	138,657
6.63%, 03/30/22(a)	EUR	300	384,578
10.00%, 05/21/21(a)	GBP	100	145,418
Barclays PLC
1.38%, 01/24/26 (Call 01/24/25)(a)(b)	EUR	400	463,174
1.88%, 03/23/21(a)	EUR	100	114,609
3.00%, 05/08/26(a)	GBP	250	338,983
3.13%, 01/17/24(a)	GBP	100	135,808
3.25%, 01/17/33	GBP	100	136,873
BAT International Finance PLC
0.88%, 10/13/23 (Call 07/13/23)(a)	EUR	100	113,307
2.25%, 01/16/30 (Call 10/16/29)(a)	EUR	326	375,071
4.00%, 11/23/55 (Call 08/23/55)(a)	GBP	100	135,154
6.00%, 11/24/34(a)	GBP	100	170,333
7.25%, 03/12/24	GBP	150	237,714
BG Energy Capital PLC
1.25%, 11/21/22 (Call 08/21/22)(a)	EUR	200	231,336
5.13%, 12/01/25(a)	GBP	210	332,843
BP Capital Markets PLC
1.12%, 01/25/24 (Call 10/25/23)(a)	EUR	400	465,396
1.95%, 03/03/25(a)	EUR	650	793,245
Series MPLE, 3.47%, 05/15/25(a)	CAD	500	399,228
British Telecommunications PLC
1.13%, 03/10/23(a)	EUR	300	345,794
1.75%, 03/10/26(a)	EUR	390	464,447
2.13%, 09/26/28(a)	EUR	100	122,564
3.13%, 11/21/31 (Call 08/21/31)(a)	GBP	200	280,490
Broadgate Financing PLC, Series C2, 5.10%, 04/05/35(a)	GBP	116	180,503
BUPA Finance PLC, 2.00%, 04/05/24(a)	GBP	200	265,891
Cadent Finance PLC
2.13%, 09/22/28(a)	GBP	250	330,232
3.13%, 03/21/40(a)	GBP	100	142,314
Centrica PLC, 7.00%, 09/19/33(a)	GBP	150	292,769

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Channel Link Enterprises Finance PLC, Series A5, 3.04%, 06/30/50 (Call 06/20/29)(a)(b)	GBP	150	$203,733
Circle Anglia Social Housing PLC, 7.25%, 11/12/38(a)	GBP	50	115,304
Clarion Funding PLC, 2.63%, 01/18/29(a)	GBP	100	139,265
CNH Industrial Finance Europe SA, 1.38%, 05/23/22 (Call 02/23/22)(a)	EUR	350	402,528
Compass Group International BV, 0.63%, 07/03/24 (Call 04/03/24)(a)	EUR	275	314,723
Coventry Building Society, 5.88%, 09/28/22(a)	GBP	200	292,025
CPUK Finance Ltd., 3.69%, 02/28/47 (Call 05/28/28)(a)	GBP	100	141,015
Diageo Finance PLC, 2.38%, 05/20/26 (Call 02/20/26)(a)	EUR	300	381,325
DS Smith PLC, Series EMT7, 1.38%, 07/26/24 (Call 04/26/24)(a)	EUR	200	230,757
Eastern Power Networks PLC, 5.75%, 03/08/24(a)	GBP	50	76,556
Eversholt Funding PLC, 3.53%, 08/07/42(a)	GBP	100	136,829
FCE Bank PLC
1.88%, 06/24/21(a)	EUR	300	341,255
2.73%, 06/03/22(a)	GBP	100	131,331
G4S International Finance PLC, 1.50%, 06/02/24 (Call 03/02/24)(a)	EUR	200	228,351
Gatwick Funding Ltd.
2.88%, 07/05/49(a)	GBP	100	134,938
3.13%, 09/28/41(a)	GBP	100	140,817
6.13%, 03/02/28(a)	GBP	100	163,068
GlaxoSmithKline Capital PLC
0.00%, 09/12/20 (Call 08/12/20)(a)(d)	EUR	100	111,788
1.00%, 09/12/26 (Call 06/12/26)(a)	EUR	400	471,229
3.38%, 12/20/27(a)	GBP	200	298,994
5.25%, 12/19/33	GBP	100	185,796
6.38%, 03/09/39	GBP	100	217,242
Global Switch Holdings Ltd., 2.25%, 05/31/27 (Call 02/28/27)(a)	EUR	210	252,769
Great Rolling Stock Co. Ltd. (The), 6.88%, 07/27/35(a)	GBP	73	122,065
Greene King Finance PLC, 3.59%, 03/15/35(a)	GBP	150	208,562
Hammerson PLC
1.75%, 03/15/23 (Call 12/15/22)(a)	EUR	100	114,176
7.25%, 04/21/28(a)	GBP	25	40,927
HBOS PLC, 4.50%, 03/18/30 (Call 03/18/25)(b)	EUR	200	261,064
Heathrow Funding Ltd.
1.50%, 02/11/30(a)	EUR	150	179,022
2.75%, 08/09/51(a)	GBP	100	137,085
5.23%, 02/15/23(a)	GBP	110	160,979
6.45%, 12/10/31(a)	GBP	200	383,171
Series MPLE, 3.78%, 09/04/32 (Call 06/04/30)(a)	CAD	200	161,330
HSBC Bank Capital Funding Sterling 1 LP, 5.84%, (Call 11/05/31)(a)(b)(c)	GBP	150	260,175
HSBC Bank PLC
5.38%, 08/22/33(a)	GBP	200	339,271
6.50%, 07/07/23(a)	GBP	50	75,764
HSBC Holdings PLC
0.88%, 09/06/24(a)	EUR	337	389,276
2.26%, 11/13/26 (Call 11/13/25)(a)(b)	GBP	340	449,714
3.00%, 07/22/28 (Call 07/22/27)(b)	GBP	200	277,806
3.13%, 06/07/28	EUR	200	266,118
3.20%, 12/05/23	CAD	200	155,563
6.50%, 05/20/24(a)	GBP	50	79,001

Security		Par (000)	Value

United Kingdom (continued)
6.75%, 09/11/28(a)	GBP	150	$259,116
Imperial Brands Finance PLC
1.38%, 01/27/25 (Call 10/27/24)(a)	EUR	218	249,365
4.88%, 06/07/32 (Call 03/07/32)(a)	GBP	100	156,171
5.00%, 12/02/19(a)	EUR	100	112,000
8.13%, 03/15/24(a)	GBP	50	81,485
Informa PLC, 1.50%, 07/05/23 (Call 06/05/23)(a)	EUR	300	347,999
InterContinental Hotels Group PLC, 3.75%, 08/14/25 (Call 05/14/25)(a)	GBP	100	142,311
International Consolidated Airlines Group SA, 1.50%, 07/04/27 (Call 04/04/27)(a)	EUR	100	110,859
Land Securities Capital Markets PLC, 2.63%, 09/22/39(a)	GBP	100	137,478
Leeds Building Society, 4.88%, 11/16/20(a)	GBP	100	134,550
Legal & General Finance PLC, 5.88%, 04/05/33(a)	GBP	25	47,059
Legal & General Group PLC
5.13%, 11/14/48 (Call 11/14/28)(a)(b)	GBP	100	145,512
5.38%, 10/27/45 (Call 10/27/25)(a)(b)	GBP	100	145,981
Lloyds Bank Corporate Markets PLC, 1.75%, 07/11/24(a)	GBP	300	390,874
Lloyds Bank PLC
0.38%, 01/18/21(a)	EUR	100	112,489
0.50%, 07/22/20(a)	EUR	200	224,462
0.63%, 03/26/25(a)	EUR	300	347,537
1.38%, 04/16/21(a)	EUR	200	228,519
5.13%, 03/07/25(a)	GBP	200	312,302
6.00%, 02/08/29(a)	GBP	100	181,611
6.50%, 03/24/20(a)	EUR	150	171,515
7.50%, 04/15/24(a)	GBP	100	163,343
7.63%, 04/22/25(a)	GBP	100	165,566
Lloyds Banking Group PLC
0.63%, 01/15/24 (Call 01/15/23)(a)(b)	EUR	200	225,263
0.75%, 11/09/21(a)	EUR	100	113,399
2.25%, 10/16/24(a)	GBP	200	265,912
4.00%, 03/07/25	AUD	250	184,122
London & Quadrant Housing Trust, 2.63%, 02/28/28 (Call 11/28/27)(a)	GBP	200	273,000
London & Quadrant Housing Trust Ltd., 5.50%, 01/27/40(a)	GBP	50	93,940
London Stock Exchange Group PLC, 1.75%,
12/06/27 (Call 09/06/27)(a)	EUR	250	301,496
M&G PLC, 5.56%, 07/20/55 (07/20/35)(a)(b)	GBP	100	144,852
Manchester Airport Group Funding PLC, 4.13%, 04/02/24(a)	GBP	100	144,993
Marks & Spencer PLC
3.00%, 12/08/23(a)	GBP	100	133,600
3.25%, 07/10/27 (Call 04/10/27)(a)	GBP	100	128,277
Martlet Homes Ltd., 3.00%, 05/09/52(a)	GBP	100	144,417
Metropolitan Funding PLC, 4.13%, 04/05/48(a)	GBP	200	319,589
Motability Operations Group PLC, 2.38%, 03/14/32(a)	GBP	100	138,238
National Westminster Bank PLC, 0.50%, 05/15/24(a)	EUR	350	401,790
Nationwide Building Society
0.13%, 01/25/21(a)	EUR	200	224,346
0.50%, 02/23/24(a)	EUR	200	229,547
1.13%, 06/03/22 (a)	EUR	250	287,745
2.00%, 07/25/29 (Call 07/25/24)(a)(b)	EUR	150	173,692
2.25%, 06/25/29(a)	EUR	300	401,718
3.25%, 01/20/28(a)	GBP	100	145,722

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Natwest Markets PLC
0.63%, 03/02/22(a)	EUR	500	$564,553
5.50%, 03/23/20(a)	EUR	50	57,015
Network Rail Infrastructure Finance PLC
4.63%, 07/21/20(a)	GBP	200	265,692
4.75%, 01/22/24(a)	GBP	50	75,483
4.75%, 11/29/35	GBP	50	98,385
Next Group PLC, 3.00%, 08/26/25 (Call 05/26/25)(a)	GBP	230	308,781
NGG Finance PLC, 5.63%, 06/18/73 (Call 06/18/25)(a)(b)	GBP	200	289,980
NIE Finance PLC, 2.50%, 10/27/25 (Call 07/27/25)(a)	GBP	100	135,697
Northumbrian Water Finance PLC, 1.63%, 10/11/26(a)	GBP	100	129,457
Notting Hill Housing Trust
3.75%, 12/20/32(a)	GBP	100	149,685
5.25%, 07/07/42(a)	GBP	150	276,280
Orbit Capital PLC, 3.50%, 03/24/45(a)	GBP	100	152,069
Peabody Capital No. 2 PLC, 3.25%, 09/14/48(a)	GBP	100	146,953
Pension Insurance Corp. PLC, 5.63%, 09/20/30(a)	GBP	100	141,835
Phoenix Group Holdings PLC, 4.13%, 07/20/22(a)	GBP	250	337,721
Places for People Homes Ltd., 3.63%, 11/22/28(a)	GBP	100	139,995
Prudential PLC
5.63%, 10/20/51 (Call 10/20/31)(a)	GBP	100	147,530
6.13%, 12/19/31(a)	GBP	150	263,945
RELX Capital Inc., 1.30%, 05/12/25 (Call 02/12/25)	EUR	250	294,615
Rentokil Initial PLC, 0.88%, 05/30/26 (Call 02/28/26)(a)	EUR	100	113,170
RL Finance Bonds No. 2 PLC, 6.13%, 11/30/43 (Call 11/30/23)(a)(b)	GBP	100	145,882
Rolls-Royce PLC, 0.88%, 05/09/24 (Call 02/09/24)(a)	EUR	200	227,490
Rothesay Life PLC, 3.38%, 07/12/26(a)	GBP	100	129,872
Royal Bank of Scotland Group PLC
2.50%, 03/22/23(a)	EUR	310	371,320
3.13%, 03/28/27 (Call 03/28/26)(a)(b)	GBP	250	340,733
Sanctuary Capital PLC, 6.70%, 03/23/39	GBP	50	110,236
Santander UK Group Holdings PLC
1.13%, 09/08/23(a)	EUR	100	115,190
2.92%, 05/08/26 (Call 05/08/25)(a)(b)	GBP	100	134,540
Santander UK PLC
0.10%, 05/12/24	EUR	300	338,621
0.25%, 08/09/21(a)	EUR	100	112,676
1.13%, 03/10/25(a)	EUR	300	349,797
1.25%, 09/18/24(a)	EUR	240	286,076
1.63%, 11/26/20(a)	EUR	200	227,720
5.25%, 02/16/29(a)	GBP	150	259,729
Scottish Widows Ltd., 5.50%, 06/16/23(a)	GBP	310	447,455
Segro PLC, 2.38%, 10/11/29(a)	GBP	100	135,698
Severn Trent Utilities Finance PLC
2.75%, 12/05/31(a)	GBP	100	141,679
3.63%, 01/16/26(a)	GBP	100	144,572
Sky Ltd.
1.50%, 09/15/21(a)	EUR	300	344,719
2.25%, 11/17/25(a)	EUR	200	250,388
Smiths Group PLC, 2.00%, 02/23/27 (Call 11/23/26)(a)	EUR	100	119,222
South Eastern Power Networks PLC, 5.63%, 09/30/30(a)	GBP	100	176,046

Security		Par (000)	Value

United Kingdom (continued)
Southern Electric Power Distribution PLC, 5.50%, 06/07/32(a)	GBP	150	$264,997
Southern Gas Networks PLC
3.10%, 09/15/36 (Call 06/15/36)(a)	GBP	100	146,149
Series A7, 4.88%, 03/21/29(a)	GBP	50	82,863
Southern Water Services Finance Ltd.
6.19%, 03/31/29(a)	GBP	25	44,691
Series A4, 6.64%, 03/31/26(a)	GBP	240	401,532
SSE PLC
0.88%, 09/06/25 (Call 06/06/25)(a)	EUR	300	343,401
3.88%, (Call 09/10/20)(a)(b)(c)	GBP	100	130,249
Standard Chartered PLC
1.63%, 10/03/27 (Call 10/03/26)(a)(b)	EUR	150	179,803
3.63%, 11/23/22(a)	EUR	100	123,037
4.00%, 10/21/25 (Call 10/21/20)(a)(b)	EUR	100	115,522
4.38%, 01/18/38(a)	GBP	100	171,184
Student Finance PLC, 2.67%, 09/30/29(a)	GBP	100	129,959
Tesco Personal Finance Group PLC, 3.50%, 07/25/25 (Call 07/25/24)(a)	GBP	100	132,728
Tesco Property Finance 6 PLC, 5.41%, 07/13/44(a)	GBP	191	313,813
Thames Water Utilities Finance PLC
2.63%, 01/24/32(a)	GBP	100	133,438
2.88%, 05/03/27(a)	GBP	250	327,932
3.50%, 02/25/28(a)	GBP	150	214,434
5.75%, 09/13/30 (Call 09/13/22)(b)	GBP	50	70,478
THFC Funding No. 2 PLC, 6.35%, 07/08/41	GBP	100	209,880
UNITE USAF II PLC, 3.37%, 06/30/28(a)	GBP	100	138,193
United Utilities Water Finance PLC
2.00%, 02/14/25 (Call 11/14/24)(a)	GBP	100	133,653
2.63%, 02/12/31 (11/12/30)(a)	GBP	200	285,247
United Utilities Water Ltd., 4.25%, 01/24/20(a)	EUR	150	168,931
University of Oxford, 2.54%, 12/08/2117(a)	GBP	100	157,900
Virgin Money UK PLC, 3.13%, 06/22/25 (Call 06/22/24)(a)(b)	GBP	150	191,181
Vodafone Group PLC
0.38%, 12/03/24(a)	CHF	100	102,840
0.50%, 01/30/24(a)	EUR	230	260,582
1.13%, 11/20/25(a)	EUR	370	433,178
1.75%, 08/25/23(a)	EUR	600	712,787
3.00%, 08/12/56(a)	GBP	100	126,944
4.20%, 12/13/27(a)	AUD	400	306,302
5.63%, 12/04/25	GBP	50	80,257
5.90%, 11/26/32(a)	GBP	50	92,419
Wellcome Trust Ltd. (The)
1.13%, 01/21/27 (Call 10/21/26)(a)	EUR	100	119,493
4.00%, 05/09/59(a)	GBP	100	223,030
Western Power Distribution South West PLC, 2.38%, 05/16/29(a)	GBP	200	269,879
Western Power Distribution West Midlands PLC
3.88%, 10/17/24 (Call 07/17/24)(a)	GBP	270	387,497
6.00%, 05/09/25(a)	GBP	150	238,778
Whitbread Group PLC, 3.38%, 10/16/25 (Call 07/16/25)(a)	GBP	100	135,130
WPP Finance SA, 2.25%, 09/22/26(a)	EUR	207	256,357
Yorkshire Building Society, 1.25%, 03/17/22(a)	EUR	290	332,481
Yorkshire Water Finance PLC, 3.63%, 08/01/29	GBP	200	301,046

			46,891,505

United States — 2.9%
3M Co., 0.38%, 02/15/22 (Call 11/15/21)	EUR	280	315,962

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Abbott Ireland Financing DAC, 1.50%, 09/27/26 (Call 06/27/26)(a)	EUR	200	$239,952
AbbVie Inc., 1.38%, 05/17/24 (Call 02/17/24)	EUR	200	233,903
Allergan Funding SCS
1.25%, 06/01/24 (Call 03/01/24)	EUR	100	116,213
1.50%, 11/15/23 (Call 10/15/23)	EUR	270	317,543
Altria Group Inc., 2.20%, 06/15/27 (Call 04/15/27)	EUR	350	411,025
American Honda Finance Corp., 0.55%, 03/17/23	EUR	300	340,864
American International Group Inc., 1.88%, 06/21/27 (Call 03/21/27)	EUR	150	181,124
American Tower Corp., 1.95%, 05/22/26 (Call 02/22/26)	EUR	125	150,869
Amgen Inc.
0.41%, 03/08/23(a)	CHF	100	103,225
4.00%, 09/13/29(a)	GBP	200	304,543
Apple Inc.
0.38%, 11/25/24(a)	CHF	400	418,481
0.75%, 02/25/30(a)	CHF	150	162,810
0.88%, 05/24/25 (Call 02/24/25)	EUR	400	469,497
3.05%, 07/31/29	GBP	200	299,359
3.35%, 01/10/24(a)	AUD	150	110,833
Series MPLE, 2.51%, 08/19/24 (Call 06/19/24)	CAD	200	154,618
Archer-Daniels-Midland Co., 1.00%, 09/12/25 (Call 06/12/25)	EUR	150	175,323
AT&T Inc.
0.25%, 03/04/26 (02/04/26)	EUR	800	882,515
1.30%, 09/05/23 (Call 06/05/23)	EUR	340	395,260
1.45%, 06/01/22 (Call 03/01/22)	EUR	300	345,944
3.15%, 09/04/36 (Call 06/04/36)	EUR	200	268,370
3.55%, 12/17/32 (Call 09/17/32)	EUR	200	283,328
4.38%, 09/14/29	GBP	100	152,365
4.88%, 06/01/44	GBP	150	251,062
5.50%, 03/15/27(a)	GBP	150	241,664
7.00%, 04/30/40	GBP	100	205,880
Series MPLE, 2.85%, 05/25/24 (Call 03/25/24)	CAD	200	152,771
Series MPLE, 4.00%, 11/25/25 (Call 09/25/25)	CAD	150	120,517
Series MPLE, 4.85%, 05/25/47 (Call 11/25/46)	CAD	150	121,141
Bank of America Corp.
0.74%, 02/07/22 (Call 02/07/21)(a)(b)	EUR	200	225,301
0.81%, 05/09/26 (Call 05/09/25)(a)(b)	EUR	175	199,903
1.66%, 04/25/28 (Call 04/25/27)(a)(b)	EUR	400	482,456
2.30%, 07/25/25(a)	GBP	200	269,229
2.38%, 06/19/24(a)	EUR	300	369,534
2.50%, 07/27/20(a)	EUR	150	170,777
6.13%, 09/15/21(a)	GBP	200	282,402
Series MPLE, 3.41%, 09/20/25 (Call 09/20/24)(b)	CAD	200	157,590
Baxter International Inc.
0.40%, 05/15/24 (Call 04/15/24)	EUR	320	358,579
1.30%, 05/15/29 (Call 02/15/29)	EUR	100	115,645
Berkshire Hathaway Finance Corp., 2.38%, 06/19/39 (Call 03/19/39)	GBP	250	342,968
Berkshire Hathaway Inc.
0.75%, 03/16/23 (Call 12/16/22)	EUR	330	376,610
1.13%, 03/16/27 (Call 12/16/26)	EUR	300	355,446
Booking Holdings Inc., 2.15%, 11/25/22 (Call 08/25/22)	EUR	583	691,082
Celanese U.S. Holdings LLC, 1.13%, 09/26/23 (Call 06/26/23)	EUR	381	433,122
Citigroup Inc. 0.75%, 10/26/23 (Call 07/26/23)(a)	EUR	450	515,096

Security		Par (000)	Value

United States (continued)
1.25%, 04/10/29 (Call 03/10/29)(a)	EUR	200	$235,063
1.38%, 10/27/21(a)	EUR	400	459,586
1.50%, 10/26/28 (Call 07/26/28)(a)	EUR	320	385,969
5.15%, 05/21/26(a)	GBP	190	299,199
7.38%, 09/01/39(a)	GBP	100	229,678
Coca-Cola Co. (The)
0.25%, 12/22/22(a)	CHF	50	51,677
0.75%, 03/09/23 (Call 12/09/22)	EUR	350	401,497
1.25%, 03/08/31	EUR	250	305,892
1.63%, 03/09/35 (Call 12/09/34)	EUR	250	320,164
Coca-Cola European Partners PLC, 1.88%, 03/18/30 (Call 12/18/29)(a)	EUR	200	250,274
DH Europe Finance II Sarl
0.45%, 03/18/28 (12/18/27)	EUR	125	138,270
0.75%, 09/18/31 (06/18/31)	EUR	150	164,135
1.35%, 09/18/39 (03/18/39)	EUR	200	217,623
1.80%, 09/18/49 (03/18/49)	EUR	100	109,178
DH Europe Finance Sarl, 2.50%, 07/08/25 (Call 04/08/25)	EUR	100	126,058
Digital Euro Finco LLC, 2.63%, 04/15/24 (Call 02/15/24)(a)	EUR	200	243,131
Digital Stout Holding LLC, 4.25%, 01/17/25 (Call 10/19/24)(a)	GBP	200	290,068
Eaton Capital Un Ltd. Co., 0.70%, 05/14/25 (Call 02/14/25)(a)	EUR	175	198,300
Ecolab Inc., 1.00%, 01/15/24 (Call 10/15/23)	EUR	350	404,320
Eli Lilly & Co., 1.63%, 06/02/26 (Call 03/02/26)	EUR	250	305,387
FedEx Corp., 1.63%, 01/11/27 (Call 10/11/26)	EUR	340	402,513
Fidelity National Information Services Inc.
1.10%, 07/15/24 (Call 04/15/24)	EUR	200	231,968
1.50%, 05/21/27 (Call 02/21/27)	EUR	350	415,078
3.36%, 05/21/31 (02/21/31)	GBP	150	214,968
Fiserv Inc., 1.63%, 07/01/30 (Call 04/01/30)	EUR	150	178,021
Ford Credit Canada Co., 3.35%, 09/19/22	CAD	200	151,264
Ford Motor Credit Co. LLC, 3.02%, 03/06/24	EUR	340	398,044
GE Capital European Funding Un Ltd. Co., 4.63%, 02/22/27	EUR	100	139,019
GE Capital European Funding Unlimited Co.
2.63%, 03/15/23(a)	EUR	300	357,408
5.38%, 01/23/20	EUR	150	169,316
GE Capital UK Funding Un Ltd. Co.
4.13%, 09/13/23(a)	GBP	100	139,453
6.25%, 05/05/38	GBP	190	332,673
General Electric Co.
0.88%, 05/17/25 (Call 02/17/25)	EUR	380	424,040
1.25%, 05/26/23 (Call 02/26/23)	EUR	100	114,019
2.13%, 05/17/37 (Call 02/17/37)	EUR	100	113,472
4.13%, 09/19/35(a)	EUR	200	279,861
General Motors Financial Co. Inc, 2.20%, 04/01/24 (Call 03/01/24)(a)	EUR	309	361,008
Goldman Sachs Group Inc. (The)
0.50%, 12/04/24(a)	CHF	250	258,363
1.63%, 07/27/26(a)	EUR	455	543,957
2.00%, 07/27/23(a)	EUR	200	238,459
2.00%, 03/22/28(a)	EUR	300	368,945
2.63%, 08/19/20(a)	EUR	100	114,158
2.88%, 06/03/26(a)	EUR	63	81,137
5.50%, 10/12/21	GBP	200	279,310
7.25%, 04/10/28	GBP	100	180,787
HCN Canadian Holdings-1 LP, 3.35%, 11/25/20	CAD	100	76,903

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Illinois Tool Works Inc., 2.13%, 05/22/30 (Call 02/22/30)	EUR	260	$337,786
International Business Machines Corp.
0.30%, 11/02/26	JPY	100,000	924,379
1.13%, 09/06/24	EUR	100	117,347
1.25%, 05/26/23	EUR	400	466,940
1.75%, 01/31/31	EUR	355	445,674
2.75%, 12/21/20	GBP	100	131,864
International Flavors & Fragrances Inc, 1.80%, 09/25/26 (Call 06/25/26)	EUR	100	118,334
International Flavors & Fragrances Inc., 1.80%, 09/25/26 (Call 06/25/26)	EUR	100	118,334
John Deere Canada Funding Inc., 3.02%, 07/13/23	CAD	200	156,070
Johnson & Johnson
0.65%, 05/20/24 (Call 02/20/24)	EUR	200	230,500
1.65%, 05/20/35 (Call 02/20/35)	EUR	200	256,535
JPMorgan Chase & Co.
0.50%, 12/04/23(a)	CHF	50	52,142
0.63%, 01/25/24 (Call 11/25/23)(a)	EUR	267	304,763
1.09%, 03/11/27 (Call 03/11/26)(a)(b)	EUR	400	464,414
1.50%, 10/26/22(a)	EUR	400	466,962
1.50%, 01/27/25(a)	EUR	420	501,045
1.81%, 06/12/29 (Call 06/12/28)(a)(b)	EUR	200	246,057
2.63%, 04/23/21(a)	EUR	200	232,622
3.50%, 12/18/26(a)	GBP	100	147,771
Kellogg Co., 0.80%, 11/17/22	EUR	200	228,398
Kraft Heinz Foods Co.
1.50%, 05/24/24 (Call 02/24/24)(a)	EUR	300	347,470
2.25%, 05/25/28 (Call 02/25/28)(a)	EUR	213	254,144
Liberty Mutual Finance Europe DAC, 1.75%, 03/27/24(a)	EUR	254	299,953
Mastercard Inc., 1.10%, 12/01/22 (Call 09/01/22)	EUR	200	230,662
McDonald’s Corp.
0.17%, 10/04/24(a)	CHF	100	102,298
0.63%, 01/29/24(a)	EUR	500	572,145
0.90%, 06/15/26 (Call 04/15/26)(a)	EUR	400	464,771
5.88%, 04/23/32	GBP	25	46,243
McKesson Corp., 1.50%, 11/17/25 (Call 08/17/25)	EUR	250	290,499
Medtronic Global Holdings SCA
0.38%, 03/07/23 (Call 02/07/23)	EUR	300	339,143
1.13%, 03/07/27 (Call 12/07/26)	EUR	420	496,697
Merck & Co. Inc., 0.50%, 11/02/24 (Call 08/02/24)	EUR	300	343,862
Metropolitan Life Global Funding I
0.88%, 01/20/22(a)	EUR	370	421,373
2.63%, 12/05/22(a)	GBP	450	607,461
Microsoft Corp., 2.13%, 12/06/21 (Call 09/06/21)	EUR	310	361,646
Mondelez International Inc.
0.63%, 12/30/21 (Call 11/30/21)(a)	CHF	50	51,510
1.63%, 01/20/23 (Call 10/20/22)	EUR	300	351,393
Morgan Stanley
1.00%, 12/02/22	EUR	350	401,782
1.34%, 10/23/26 (Call 10/23/25)(b)	EUR	350	410,814
1.75%, 03/11/24	EUR	370	441,063
2.38%, 03/31/21	EUR	188	217,218
5.38%, 08/10/20	EUR	50	58,220
Series MPLE, 3.00%, 02/07/24	CAD	200	154,877
Mylan NV, 2.25%, 11/22/24 (Call 09/22/24)(a)	EUR	330	391,992
Nasdaq Inc., 1.75%, 03/28/29 (Call 12/28/28)	EUR	200	241,018
National Grid North America Inc., 0.75%, 08/08/23(a)	EUR	350	399,279

Security		Par (000)	Value

United States (continued)
New York Life Global Funding, 1.63%, 12/15/23(a)	GBP	200	$263,505
Oracle Corp., 3.13%, 07/10/25	EUR	100	130,722
PepsiCo Inc.
1.13%, 03/18/31 (Call 12/18/30)	EUR	200	240,769
2.15%, 05/06/24 (Call 03/06/24)	CAD	200	152,273
Pfizer Inc.
0.25%, 03/06/22 (Call 02/06/22)	EUR	550	619,756
6.50%, 06/03/38(a)	GBP	50	110,895
Philip Morris International Inc.
0.80%, 08/01/31 (05/01/31)	EUR	100	106,491
1.45%, 08/01/39 (05/01/39)	EUR	100	105,549
1.88%, 03/03/21	EUR	240	274,589
2.88%, 03/03/26	EUR	300	384,056
Procter & Gamble Co. (The)
0.50%, 10/25/24	EUR	300	343,799
2.00%, 08/16/22(a)	EUR	200	237,140
Procter & Gamble Co.(The), 1.88%, 10/30/38	EUR	100	136,505
Prologis Euro Finance LLC
0.63%, 09/10/31 (06/10/31)	EUR	200	218,404
1.88%, 01/05/29 (Call 10/05/28)	EUR	100	124,748
Prologis LP, 1.38%, 05/13/21 (Call 02/13/21)	EUR	100	113,601
Simon International Finance SCA, 1.25%, 05/13/25 (Call 02/13/25)(a)	EUR	270	318,320
Southern Power Co., Series 2016, 1.00%, 06/20/22	EUR	300	342,892
Stryker Corp., 2.63%, 11/30/30 (Call 08/30/30)	EUR	260	348,376
Thermo Fisher Scientific Inc.
0.50%, 03/01/28 (12/01/27)	EUR	175	194,493
1.40%, 01/23/26 (Call 11/23/25)	EUR	200	237,123
1.45%, 03/16/27 (Call 12/16/26)	EUR	300	358,957
Time Warner Cable LLC, 5.75%, 06/02/31	GBP	150	238,562
Toyota Motor Credit Corp.
0.63%, 11/21/24(a)	EUR	320	366,765
1.00%, 03/09/21(a)	EUR	50	56,644
United Parcel Service Inc.
1.63%, 11/15/25 (Call 08/15/25)	EUR	350	423,938
5.13%, 02/12/50(a)	GBP	100	211,238
United Technologies Corp., 1.15%, 05/18/24 (Call 02/18/24)	EUR	300	348,505
Verizon Communications Inc.
0.88%, 04/02/25	EUR	350	405,046
1.00%, 11/30/27(a)	CHF	200	213,661
1.38%, 11/02/28	EUR	390	467,815
3.38%, 10/27/36	GBP	200	299,636
4.05%, 02/17/25(a)	AUD	200	152,162
Series 20Y, 2.88%, 01/15/38	EUR	200	274,684
Walgreens Boots Alliance Inc., 2.13%, 11/20/26 (Call 08/20/26)	EUR	200	241,409
Walmart Inc.
4.88%, 09/21/29	EUR	150	241,084
5.63%, 03/27/34	GBP	250	491,147
5.75%, 12/19/30	GBP	25	47,186
Wells Fargo & Co.
0.50%, 04/26/24(a)	EUR	350	395,956
1.00%, 02/02/27(a)	EUR	200	231,475
1.38%, 06/30/22(a)	GBP	250	324,351
1.38%, 10/26/26(a)	EUR	450	533,491
1.50%, 05/24/27(a)	EUR	150	179,633
2.25%, 09/03/20(a)	EUR	100	113,946
2.50%, 05/02/29(a)	GBP	200	271,473
3.18%, 02/08/24 (Call 01/08/24)	CAD	100	78,160

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
3.50%, 09/12/29(a)	GBP	250	$368,887
3.87%, 05/21/25	CAD	25	19,931
Series MPLE, 2.09%, 04/25/22	CAD	200	151,524
Welltower Inc., 4.80%, 11/20/28 (Call 08/20/28)	GBP	100	155,659
Whirlpool Finance Luxembourg Sarl, 1.25%, 11/02/26 (Call 08/02/26)	EUR	100	117,823
WPC Eurobond BV
1.35%, 04/15/28 (01/15/28)	EUR	100	110,443
2.25%, 07/19/24 (Call 05/19/24)	EUR	100	120,544

			52,233,525

Total Corporate Bonds & Notes — 24.2% (Cost: $435,925,128)			442,157,140

Foreign Government Obligations

Australia — 2.2%
Australia Government Bond
1.50%, 06/21/31(a)	AUD	700	500,885
2.00%, 12/21/21(a)	AUD	2,650	1,872,091
2.25%, 11/21/22	AUD	1,210	870,468
2.25%, 05/21/28(a)	AUD	2,200	1,661,454
2.50%, 05/21/30(a)	AUD	902	707,514
2.75%, 04/21/24(a)	AUD	2,390	1,785,612
2.75%, 11/21/27(a)	AUD	1,920	1,496,545
2.75%, 11/21/28(a)	AUD	2,030	1,598,312
2.75%, 11/21/29(a)	AUD	1,100	877,009
2.75%, 06/21/35(a)	AUD	1,180	975,870
2.75%, 05/21/41(a)	AUD	510	425,850
3.00%, 03/21/47(a)	AUD	960	852,336
3.25%, 04/21/25(a)	AUD	3,660	2,839,273
3.25%, 04/21/29(a)	AUD	2,080	1,710,233
3.25%, 06/21/39(a)	AUD	660	590,169
3.75%, 04/21/37(a)	AUD	630	591,182
4.25%, 04/21/26(a)	AUD	2,950	2,452,927
4.50%, 04/21/33(a)	AUD	1,050	1,018,211
4.75%, 04/21/27(a)	AUD	2,100	1,836,489
5.50%, 04/21/23(a)	AUD	1,600	1,279,143
5.75%, 05/15/21(a)	AUD	3,330	2,465,741
5.75%, 07/15/22(a)	AUD	1,200	936,209
Australian Capital Territory, 2.50%, 05/21/26(a)	AUD	60	44,329
New South Wales Treasury Corp.
2.00%, 03/20/31	AUD	400	284,892
3.00%, 05/20/27(a)	AUD	100	77,060
3.00%, 03/20/28	AUD	540	418,273
3.00%, 11/15/28(a)	AUD	200	155,380
3.00%, 04/20/29(a)	AUD	750	583,746
4.00%, 04/20/23	AUD	500	379,350
4.00%, 05/20/26(a)	AUD	700	565,895
5.00%, 08/20/24	AUD	150	122,050
6.00%, 05/01/20(a)	AUD	50	35,311
6.00%, 03/01/22	AUD	300	230,605
Northern Territory Treasury Corp.
2.00%, 05/21/29	AUD	400	276,503
2.50%, 11/21/22	AUD	300	214,450
Queensland Treasury Corp.
2.75%, 08/20/27(g)	AUD	950	718,807
3.00%, 03/22/24(g)	AUD	150	111,554
3.25%, 07/21/28(g)	AUD	200	157,548
3.25%, 08/21/29(g)	AUD	342	271,174

Security		Par (000)	Value

Australia (continued)
3.50%, 08/21/30(g)	AUD	600	$488,682
4.20%, 02/20/47(g)	AUD	300	284,018
4.25%, 07/21/23(g)	AUD	150	115,285
4.75%, 07/21/25(g)	AUD	680	559,766
5.75%, 07/22/24(a)	AUD	400	333,895
6.00%, 07/21/22(a)	AUD	170	132,715
6.25%, 02/21/20(a)	AUD	50	34,985
South Australian Government Financing Authority
1.50%, 09/22/22(a)	AUD	100	69,840
2.75%, 05/24/30	AUD	500	379,956
3.00%, 09/20/27(a)	AUD	350	269,473
5.00%, 05/20/21	AUD	80	58,510
Tasmanian Public Finance Corp., 4.00%, 06/11/24(a)	AUD	40	30,939
Treasury Corp. of Victoria
1.75%, 07/27/21(a)	AUD	200	139,598
2.50%, 10/22/29	AUD	700	524,613
3.00%, 10/20/28(a)	AUD	500	389,398
5.50%, 12/17/24	AUD	490	411,020
6.00%, 10/17/22	AUD	380	299,959
Western Australian Treasury Corp.
2.50%, 07/22/20(a)	AUD	150	104,459
2.50%, 07/23/24(a)	AUD	100	73,177
2.75%, 10/20/22(a)	AUD	800	578,773
2.75%, 07/24/29(a)	AUD	600	456,683
3.00%, 10/21/26(a)	AUD	150	114,802
3.00%, 10/21/27(a)	AUD	40	30,803
3.25%, 07/20/28(a)	AUD	500	393,769
5.00%, 07/23/25(a)	AUD	50	41,654

			40,307,222

Austria — 1.1%
Autobahnen- und Schnell- strassen-Finanzierungs AG, 0.10%, 07/09/29(a)	EUR	400	453,262
KAF Karntner Ausgleichszahlungs-Fonds, 0.00%, 01/14/32(a)(d)	EUR	150	162,398
Republic of Austria Government Bond
0.00%, 09/20/22(d)(g)	EUR	300	340,576
0.00%, 07/15/23(d)(g)	EUR	700	797,426
0.50%, 04/20/27(g)	EUR	1,270	1,503,093
0.50%, 02/20/29(g)	EUR	550	652,290
0.75%, 10/20/26(g)	EUR	700	841,675
0.75%, 02/20/28(g)	EUR	600	725,539
1.20%, 10/20/25(g)	EUR	1,687	2,066,699
1.50%, 02/20/47(g)	EUR	106	151,059
1.50%, 11/02/86(g)	EUR	370	567,125
1.65%, 10/21/24(g)	EUR	734	906,590
2.10%, 09/20/2117(g)	EUR	370	721,372
2.40%, 05/23/34(g)	EUR	716	1,065,679
3.15%, 06/20/44(g)	EUR	660	1,227,947
3.40%, 11/22/22(g)	EUR	863	1,081,511
3.50%, 09/15/21(g)	EUR	1,650	1,983,229
3.65%, 04/20/22(g)	EUR	465	573,882
3.80%, 01/26/62(g)	EUR	355	875,442
4.15%, 03/15/37(g)	EUR	883	1,658,114
4.85%, 03/15/26(g)	EUR	350	522,658
6.25%, 07/15/27	EUR	274	461,996

			19,339,562

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Belgium — 1.8%
Flemish Community (The)
1.50%, 07/12/38(a)	EUR	100	$130,379
1.50%, 04/11/44(a)	EUR	100	130,821
Kingdom of Belgium Government Bond
0.20%, 10/22/23(g)	EUR	860	987,648
0.50%, 10/22/24(g)	EUR	1,100	1,285,484
0.80%, 06/22/27(g)	EUR	490	590,851
0.80%, 06/22/28(g)	EUR	1,814	2,196,419
0.90%, 06/22/29(g)	EUR	910	1,113,792
1.00%, 06/22/26(g)	EUR	1,310	1,591,708
1.00%, 06/22/31(g)	EUR	1,010	1,254,283
1.45%, 06/22/37(g)	EUR	310	410,249
1.60%, 06/22/47(g)	EUR	895	1,240,735
1.70%, 06/22/50(g)	EUR	420	592,769
1.90%, 06/22/38(g)	EUR	720	1,021,010
2.15%, 06/22/66(g)	EUR	494	802,067
2.25%, 06/22/23(a)	EUR	1,261	1,552,545
2.25%, 06/22/57(g)	EUR	140	225,880
2.60%, 06/22/24(g)	EUR	1,690	2,157,897
3.00%, 06/22/34(g)	EUR	1,310	2,061,361
3.75%, 06/22/45(a)	EUR	682	1,336,855
4.00%, 03/28/22	EUR	639	793,009
4.00%, 03/28/32(a)	EUR	680	1,131,280
4.25%, 09/28/21(g)	EUR	1,500	1,830,632
4.25%, 09/28/22(g)	EUR	500	637,433
4.25%, 03/28/41(g)	EUR	1,402	2,759,006
4.50%, 03/28/26(g)	EUR	1,540	2,257,620
5.00%, 03/28/35(g)	EUR	560	1,076,475
5.50%, 03/28/28	EUR	569	943,727
Series 86, 1.25%, 04/22/33(a)	EUR	690	886,639

			32,998,574

Bulgaria — 0.0%
Bulgaria Government International Bond
2.95%, 09/03/24(a)	EUR	400	511,446
3.00%, 03/21/28(a)	EUR	100	138,801
3.13%, 03/26/35(a)	EUR	100	147,370

			797,617

Canada — 4.5%
Canada Housing Trust No. 1
1.15%, 12/15/21(g)	CAD	200	150,633
1.20%, 06/15/20(g)	CAD	100	75,850
1.25%, 06/15/21(g)	CAD	880	665,375
1.50%, 12/15/21(g)	CAD	200	151,736
1.75%, 06/15/22(g)	CAD	2,250	1,715,964
1.90%, 09/15/26(g)	CAD	160	122,613
1.95%, 12/15/25(g)	CAD	210	161,376
2.00%, 12/15/19(g)	CAD	100	76,100
2.25%, 12/15/25(g)	CAD	100	78,163
2.35%, 06/15/23(g)	CAD	770	599,239
2.35%, 06/15/27(g)	CAD	700	553,162
2.35%, 03/15/28(g)	CAD	350	277,193
2.55%, 12/15/23(g)	CAD	800	628,855
2.55%, 03/15/25(g)	CAD	910	720,675
2.65%, 03/15/28(g)	CAD	200	161,923
2.65%, 12/15/28(g)	CAD	920	748,137
2.90%, 06/15/24(g)	CAD	1,350	1,080,154
3.15%, 09/15/23(g)	CAD	1,500	1,202,785
Canadian Government Bond 0.50%, 03/01/22	CAD	1,220	906,616

Security		Par (000)	Value

Canada (continued)
0.75%, 03/01/21	CAD	6,000	$4,514,642
0.75%, 09/01/21	CAD	3,840	2,880,314
1.00%, 09/01/22	CAD	2,100	1,575,971
1.50%, 09/01/24	CAD	1,630	1,244,510
1.75%, 03/01/23	CAD	645	495,070
2.00%, 09/01/23	CAD	1,850	1,436,226
2.00%, 06/01/28	CAD	1,151	916,938
2.00%, 12/01/51	CAD	620	521,817
2.25%, 02/01/21	CAD	3,090	2,369,780
2.25%, 06/01/25	CAD	1,300	1,032,938
2.25%, 06/01/29	CAD	530	433,170
2.50%, 06/01/24	CAD	714	568,870
2.75%, 06/01/22	CAD	1,000	784,753
2.75%, 12/01/48	CAD	1,070	1,034,465
2.75%, 12/01/64	CAD	230	241,588
3.50%, 12/01/45	CAD	1,124	1,200,889
4.00%, 06/01/41	CAD	1,170	1,278,174
5.00%, 06/01/37	CAD	1,820	2,110,056
5.75%, 06/01/33	CAD	1,590	1,839,433
City of Montreal Canada
3.00%, 09/01/27	CAD	300	240,532
3.15%, 12/01/36	CAD	250	203,055
3.50%, 09/01/23	CAD	60	48,322
City of Ottawa Ontario, 3.10%, 07/27/48	CAD	100	82,877
City of Toronto Canada
2.40%, 06/07/27	CAD	250	192,610
2.95%, 04/28/35	CAD	50	39,653
3.20%, 08/01/48	CAD	100	84,306
3.50%, 12/06/21	CAD	400	315,094
CPPIB Capital Inc., 1.95%, 09/30/29(a)	CAD	500	375,729
Export Development Canada, 0.25%, 03/07/26(a)	EUR	300	346,031
Financement-Quebec, 2.45%, 12/01/19	CAD	200	152,235
Hydro-Quebec
4.00%, 02/15/55	CAD	300	316,420
5.00%, 02/15/45	CAD	400	451,813
5.00%, 02/15/50	CAD	820	972,976
6.50%, 02/15/35	CAD	400	464,586
9.63%, 07/15/22	CAD	320	293,983
Labrador-Island Link Funding Trust, 3.76%, 06/01/33(g)	CAD	300	270,754
Municipal Finance Authority of British Columbia
2.15%, 12/01/22	CAD	300	230,733
2.15%, 06/03/24	CAD	1,580	1,215,266
Muskrat Falls/Labrador Transmission Assets Funding Trust, 3.63%, 06/01/29(g)	CAD	300	260,663
Ontario Electricity Financial Corp., 8.25%, 06/22/26	CAD	300	314,649
OPB Finance Trust, 2.98%, 01/25/27 (Call 10/25/26)	CAD	200	159,534
Province of Alberta Canada
0.63%, 01/16/26(a)	EUR	200	233,142
1.60%, 09/01/22	CAD	250	189,478
2.20%, 06/01/26	CAD	100	76,816
2.35%, 06/01/25	CAD	50	38,824
2.55%, 12/15/22	CAD	200	155,774
2.55%, 06/01/27	CAD	580	454,782
2.90%, 12/01/28	CAD	550	442,933
2.90%, 09/20/29	CAD	300	241,684
3.05%, 12/01/48	CAD	700	588,690
3.10%, 06/01/50	CAD	400	342,022
3.30%, 12/01/46	CAD	190	165,487
3.45%, 12/01/43	CAD	25	22,054

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
3.90%, 12/01/33	CAD	200	$178,896
Province of British Columbia Canada
2.30%, 06/18/26	CAD	200	155,672
2.55%, 06/18/27	CAD	300	237,272
2.80%, 06/18/48	CAD	580	483,920
2.85%, 06/18/25	CAD	50	40,041
2.95%, 12/18/28	CAD	200	163,552
2.95%, 06/18/50	CAD	100	86,664
3.20%, 06/18/44	CAD	480	422,492
3.25%, 12/18/21	CAD	650	510,831
3.30%, 12/18/23	CAD	400	322,800
4.30%, 06/18/42	CAD	210	213,782
4.95%, 06/18/40	CAD	170	183,636
5.00%, 06/18/31	CAD	120	117,568
6.35%, 06/18/31	CAD	40	43,454
Province of Manitoba Canada
0.75%, 12/15/21(a)	GBP	100	128,794
1.15%, 11/21/19	CAD	150	114,091
2.45%, 06/02/25	CAD	50	39,054
2.60%, 06/02/27	CAD	200	157,395
2.85%, 09/05/46	CAD	190	152,646
3.00%, 06/02/28	CAD	300	243,193
3.20%, 03/05/50	CAD	230	200,036
3.40%, 09/05/48	CAD	280	250,282
4.10%, 03/05/41	CAD	100	95,174
4.15%, 06/03/20	CAD	50	38,574
4.60%, 03/05/38	CAD	70	69,210
4.65%, 03/05/40	CAD	200	202,092
Province of New Brunswick Canada
2.35%, 08/14/27	CAD	570	439,993
2.60%, 08/14/26	CAD	200	157,209
2.85%, 06/02/23	CAD	50	39,382
3.05%, 08/14/50	CAD	200	166,367
3.10%, 08/14/28	CAD	200	163,066
3.10%, 08/14/48	CAD	100	83,316
3.55%, 06/03/43	CAD	210	184,912
4.50%, 06/02/20	CAD	40	30,918
4.55%, 03/26/37	CAD	60	57,878
Province of Newfoundland and Labrador Canada
2.30%, 06/02/25	CAD	500	385,571
3.00%, 06/02/26	CAD	130	104,000
3.30%, 10/17/46	CAD	250	208,940
3.70%, 10/17/48	CAD	120	108,431
Province of Nova Scotia Canada
2.10%, 06/01/27	CAD	600	457,508
3.15%, 12/01/51	CAD	100	87,867
3.50%, 06/02/62	CAD	30	29,216
4.40%, 06/01/42	CAD	20	20,208
4.70%, 06/01/41	CAD	200	207,954
Province of Ontario Canada
0.38%, 06/14/24(a)	EUR	200	229,532
0.63%, 04/17/25(a)	EUR	200	232,959
1.35%, 03/08/22	CAD	1,090	822,681
1.95%, 01/27/23	CAD	150	114,826
2.30%, 09/08/24	CAD	300	232,856
2.40%, 06/02/26	CAD	500	390,151
2.60%, 09/08/23	CAD	1,000	783,269
2.60%, 06/02/25	CAD	250	197,107
2.60%, 06/02/27	CAD	1,700	1,343,535
2.65%, 02/05/25	CAD	1,000	790,147

Security		Par (000)	Value

Canada (continued)
2.65%, 12/02/50	CAD	600	$481,936
2.70%, 06/02/29	CAD	630	503,329
2.80%, 06/02/48	CAD	1,040	853,807
2.85%, 06/02/23	CAD	1,550	1,222,523
2.90%, 06/02/28	CAD	500	404,458
2.90%, 12/02/46	CAD	1,130	938,742
2.90%, 06/02/49	CAD	800	671,906
3.00%, 09/28/20(a)	EUR	50	57,529
3.45%, 06/02/45	CAD	990	898,092
3.50%, 06/02/24	CAD	470	383,377
3.50%, 06/02/43	CAD	900	814,886
4.00%, 06/02/21	CAD	600	472,988
4.20%, 06/02/20	CAD	50	38,583
4.60%, 06/02/39	CAD	400	405,986
4.65%, 06/02/41	CAD	1,300	1,354,469
4.70%, 06/02/37	CAD	883	890,914
5.60%, 06/02/35	CAD	500	539,510
5.85%, 03/08/33	CAD	60	64,221
6.20%, 06/02/31	CAD	580	620,399
6.50%, 03/08/29	CAD	50	51,977
Province of Quebec Canada
0.88%, 01/15/25(a)	EUR	100	118,124
0.88%, 05/04/27(a)	EUR	550	656,603
1.50%, 12/15/23(a)	GBP	200	264,949
1.65%, 03/03/22	CAD	400	304,211
2.25%, 02/22/24	CAD	400	309,905
2.30%, 09/01/29	CAD	500	387,804
2.45%, 03/01/23	CAD	1,000	778,050
2.50%, 09/01/26	CAD	800	629,087
2.60%, 07/06/25	CAD	300	237,172
2.75%, 09/01/25	CAD	250	199,053
2.75%, 09/01/27	CAD	500	400,320
2.75%, 09/01/28	CAD	590	473,903
3.00%, 09/01/23	CAD	50	39,739
3.10%, 12/01/51	CAD	460	408,406
3.50%, 12/01/45	CAD	860	793,463
3.50%, 12/01/48	CAD	650	610,283
3.75%, 09/01/24	CAD	100	82,759
4.25%, 12/01/21	CAD	200	160,105
4.25%, 12/01/43	CAD	450	457,751
4.50%, 12/01/20	CAD	50	39,174
5.00%, 12/01/38	CAD	950	1,008,062
5.00%, 12/01/41	CAD	500	548,781
5.75%, 12/01/36	CAD	50	56,030
6.25%, 06/01/32	CAD	110	120,068
Province of Saskatchewan Canada
2.65%, 06/02/27	CAD	450	355,902
2.75%, 12/02/46	CAD	300	238,179
3.10%, 06/02/50	CAD	100	86,037
3.20%, 06/03/24	CAD	20	16,111
3.30%, 06/02/48	CAD	200	176,708
3.40%, 02/03/42	CAD	100	87,242
3.90%, 06/02/45	CAD	150	143,483
4.75%, 06/01/40	CAD	100	102,960
PSP Capital Inc., 1.73%, 06/21/22(a)	CAD	300	228,387
Regional Municipality of Peel Ontario, 3.85%, 10/30/42	CAD	100	91,351
Regional Municipality of York, 2.60%, 12/15/25	CAD	50	39,186

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
South Coast British Columbia Transportation Authority, 3.25%, 11/23/28	CAD	250	$205,864

			81,985,424

Chile — 0.2%
Bonos de la Tesoreria de la Republica en pesos
4.50%, 03/01/26	CLP	780,000	1,144,244
5.00%, 03/01/35	CLP	600,000	961,455
Chile Government International Bond
0.83%, 07/02/31 (Call 04/02/31)	EUR	200	227,865
1.63%, 01/30/25	EUR	100	119,122
1.75%, 01/20/26	EUR	300	363,138

			2,815,824

China — 4.5%
Agricultural Development Bank of China
3.30%, 11/21/21	CNY	13,000	1,850,428
3.55%, 11/21/23	CNY	24,000	3,408,203
3.95%, 02/26/31	CNY	3,000	424,914
4.00%, 11/12/25	CNY	19,000	2,718,902
4.24%, 06/01/21	CNY	8,000	1,155,725
4.37%, 05/25/23	CNY	12,000	1,755,000
4.65%, 05/11/28	CNY	18,000	2,692,801
China Development Bank
0.63%, 12/12/22(a)	EUR	200	226,774
3.05%, 08/25/26	CNY	16,000	2,162,867
3.24%, 02/25/23	CNY	15,600	2,202,798
3.68%, 09/07/21	CNY	25,000	3,584,706
3.80%, 01/25/36	CNY	6,000	826,099
3.85%, 01/09/24	CNY	15,000	2,149,163
4.04%, 07/06/28	CNY	7,000	1,003,847
5.25%, 06/24/28	CNY	10,000	1,566,976
China Government Bond
2.65%, 07/14/21	CNY	15,000	2,126,507
2.69%, 03/07/22	CNY	43,000	6,081,399
2.70%, 11/03/26	CNY	5,000	685,116
2.75%, 03/17/23	CNY	11,600	1,638,242
2.75%, 09/01/23	CNY	20,000	2,809,508
2.79%, 11/17/23	CNY	10,000	1,404,924
2.90%, 05/05/26	CNY	18,000	2,500,349
3.17%, 10/11/21	CNY	30,000	4,291,001
3.19%, 04/11/24	CNY	17,900	2,553,665
3.22%, 12/06/25	CNY	30,000	4,261,276
3.25%, 06/06/26	CNY	10,500	1,489,107
3.29%, 10/18/23	CNY	10,000	1,433,442
3.52%, 04/25/46	CNY	8,000	1,063,139
3.54%, 08/16/28	CNY	20,000	2,888,774
3.61%, 06/07/25	CNY	10,000	1,451,754
3.74%, 09/22/35	CNY	4,000	576,244
3.97%, 07/23/48	CNY	4,500	646,148
4.00%, 06/24/69	CNY	6,000	846,046
4.05%, 07/24/47	CNY	8,000	1,163,277
4.08%, 10/22/48	CNY	31,300	4,569,450
4.09%, 04/27/35	CNY	6,100	923,185
4.50%, 06/23/41	CNY	4,000	639,419
Export-Import Bank of China (The)
0.25%, 03/14/20(a)	EUR	100	111,672
0.75%, 05/28/23(a)	EUR	100	114,085
3.74%, 09/25/21	CNY	16,000	2,295,893
3.86%, 05/20/29	CNY	4,700	665,105
3.87%, 09/14/25	CNY	5,000	712,569

Security		Par (000)	Value

China (continued)
4.37%, 06/19/23	CNY	7,000	$1,022,846
4.46%, 04/02/21	CNY	10,000	1,449,100
4.89%, 03/26/28	CNY	11,800	1,791,713

			81,934,158

Colombia — 0.0%
Colombia Government International Bond, 3.88%, 03/22/26 (Call 12/22/25)	EUR	100	132,661

Croatia — 0.0%
Croatia Government International Bond
2.70%, 06/15/28(a)	EUR	300	396,614
2.75%, 01/27/30(a)	EUR	350	472,365

			868,979

Cyprus — 0.1%
Cyprus Government International Bond
2.38%, 09/25/28(a)	EUR	400	520,018
4.25%, 11/04/25(a)	EUR	300	414,256

			934,274

Czech Republic — 0.2%
Czech Republic Government Bond
0.45%, 10/25/23(a)	CZK	10,470	443,356
0.95%, 05/15/30(a)	CZK	10,500	438,211
1.00%, 06/26/26(a)	CZK	7,000	299,381
2.00%, 10/13/33	CZK	5,000	234,307
2.50%, 08/25/28(a)	CZK	7,000	334,113
2.75%, 07/23/29	CZK	13,480	661,748
3.63%, 04/14/21(a)	EUR	50	59,068
3.85%, 09/29/21(a)	CZK	9,450	433,391
4.20%, 12/04/36(a)	CZK	3,700	227,926
4.70%, 09/12/22(a)	CZK	4,000	191,982
5.70%, 05/25/24(a)	CZK	8,750	461,645
Czech Republic International, 3.88%, 05/24/22(a)	EUR	200	247,512

			4,032,640

Denmark — 0.5%
Denmark Government Bond
0.25%, 11/15/22(g)	DKK	1,000	153,758
0.50%, 11/15/27	DKK	6,720	1,087,318
0.50%, 11/15/29(g)	DKK	3,000	488,300
1.50%, 11/15/23	DKK	5,618	914,322
1.75%, 11/15/25	DKK	5,597	956,487
3.00%, 11/15/21	DKK	6,875	1,105,795
4.50%, 11/15/39	DKK	9,663	2,823,710
7.00%, 11/10/24	DKK	500	103,855
Kommunekredit
0.50%, 01/24/25(a)	EUR	300	348,347
0.63%, 05/11/26(a)	EUR	300	352,712
0.75%, 05/18/27(a)	EUR	120	142,671

			8,477,275

Finland — 0.6%
Finland Government Bond
0.00%, 04/15/22(d)(g)	EUR	600	679,806
0.50%, 04/15/26(g)	EUR	691	815,543
0.50%, 09/15/27(g)	EUR	680	806,528
0.50%, 09/15/28(g)	EUR	530	630,427
0.88%, 09/15/25(g)	EUR	570	685,058
1.13%, 04/15/34(g)	EUR	520	667,983
1.38%, 04/15/47(g)	EUR	129	182,777
1.50%, 04/15/23(g)	EUR	650	778,140
1.63%, 09/15/22(g)	EUR	2,050	2,435,493

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Finland (continued)
2.00%, 04/15/24(g)	EUR	431	$535,676
2.63%, 07/04/42(g)	EUR	441	752,104
3.38%, 04/15/20(g)	EUR	50	56,775
3.50%, 04/15/21(g)	EUR	580	686,141
Finnvera OYJ
0.75%, 08/07/28(a)	EUR	200	240,371
1.13%, 05/17/32(a)	EUR	100	125,559
Municipality Finance PLC, 0.75%, 09/07/27(a)	EUR	150	179,798

			10,258,179

France — 8.2%
Agence Francaise de Developpement, 0.38%, 04/30/24(a)	EUR	300	344,103
Agence Francaise de Developpement EPIC
0.25%, 07/21/26(a)	EUR	500	570,527
0.25%, 06/29/29(a)	EUR	400	452,851
0.50%, 10/25/22(a)	EUR	200	228,699
1.00%, 01/31/28(a)	EUR	200	241,451
1.38%, 07/05/32(a)	EUR	100	126,486
1.50%, 10/31/34(a)	EUR	100	128,090
3.63%, 04/21/20(a)	EUR	50	56,815
Agence France Locale, 0.50%, 06/20/24(a)	EUR	100	115,193
Bpifrance Financement SA
0.13%, 11/25/20(a)	EUR	100	112,155
0.25%, 02/14/23(a)	EUR	900	1,024,569
0.75%, 10/25/21(a)	EUR	100	113,972
0.75%, 11/25/24(a)	EUR	100	117,072
0.88%, 09/26/28(a)	EUR	200	239,851
1.00%, 05/25/27(a)	EUR	100	120,439
1.88%, 05/25/30(a)	EUR	200	264,784
Caisse d’Amortissement de la Dette Sociale
0.05%, 11/25/20(a)	EUR	700	785,133
0.13%, 11/25/22(a)	EUR	400	454,534
0.13%, 10/25/23(a)	EUR	1,000	1,139,570
1.38%, 11/25/24(a)	EUR	550	667,587
2.50%, 10/25/22	EUR	50	60,784
3.38%, 04/25/21(a)	EUR	400	471,880
4.00%, 12/15/25(a)	EUR	540	762,450
Caisse de Refinancement de l’Habitat SA
2.38%, 03/05/24(a)	CHF	150	170,809
2.50%, 03/29/21(a)	CHF	500	529,106
3.50%, 06/22/20	EUR	150	171,504
3.90%, 01/18/21	EUR	250	293,411
4.00%, 06/17/22	EUR	150	186,690
4.30%, 02/24/23	EUR	300	386,647
Caisse des Depots et Consignations, 0.20%, 03/01/22(a)	EUR	100	113,407
Caisse Francaise de Financement Local
0.20%, 04/27/23(a)	EUR	400	454,900
0.38%, 05/11/24(a)	EUR	100	115,026
0.50%, 02/19/27(a)	EUR	300	349,633
0.63%, 04/13/26(a)	EUR	200	234,539
0.75%, 01/11/27(a)	EUR	100	118,578
0.75%, 09/27/27(a)	EUR	200	237,609
1.00%, 04/25/28(a)	EUR	500	606,830
1.45%, 01/16/34(a)	EUR	300	389,990
3.50%, 09/24/20(a)	EUR	200	230,904
5.38%, 07/08/24(a)	EUR	100	141,389
City of Paris France, 1.38%, 11/20/34(a)	EUR	100	127,367
French Republic Government Bond OAT 0.00%, 05/25/21(a)(d)	EUR	4,070	4,585,878

Security		Par (000)	Value

France (continued)
0.00%, 02/25/22(a)(d)	EUR	3,300	$3,735,178
0.00%, 05/25/22(a)(d)	EUR	8,816	9,997,469
0.00%, 03/25/24(a)(d)	EUR	2,700	3,083,918
0.00%, 03/25/25(a)(d)	EUR	2,860	3,266,988
0.25%, 11/25/26(a)	EUR	3,944	4,585,459
0.50%, 05/25/25(a)	EUR	4,897	5,756,777
0.50%, 05/25/26(a)	EUR	3,060	3,612,477
0.50%, 05/25/29(a)	EUR	4,200	4,975,873
0.75%, 05/25/28(a)	EUR	800	968,358
0.75%, 11/25/28(a)	EUR	2,500	3,028,071
1.00%, 11/25/25(a)	EUR	1,800	2,181,858
1.00%, 05/25/27(a)	EUR	2,700	3,312,066
1.25%, 05/25/34(a)	EUR	2,490	3,214,278
1.25%, 05/25/36(g)	EUR	2,290	2,959,910
1.50%, 05/25/31(a)	EUR	3,010	3,948,229
1.50%, 05/25/50(g)	EUR	1,240	1,685,377
1.75%, 05/25/23(a)	EUR	3,130	3,788,561
1.75%, 11/25/24(a)	EUR	2,950	3,667,811
1.75%, 06/25/39(g)	EUR	1,620	2,276,073
1.75%, 05/25/66(g)	EUR	845	1,262,459
2.00%, 05/25/48(g)	EUR	2,014	3,041,656
2.25%, 10/25/22(a)	EUR	2,223	2,695,413
2.25%, 05/25/24(a)	EUR	2,126	2,677,181
2.50%, 05/25/30(a)	EUR	2,700	3,839,603
2.75%, 10/25/27(a)	EUR	1,400	1,947,203
3.00%, 04/25/22(a)	EUR	4,230	5,149,216
3.25%, 10/25/21(a)	EUR	2,250	2,704,755
3.25%, 05/25/45(a)	EUR	2,200	4,032,606
3.50%, 04/25/26(a)	EUR	1,153	1,615,958
3.75%, 04/25/21(a)	EUR	2,590	3,077,499
4.00%, 10/25/38(a)	EUR	2,093	3,919,089
4.00%, 04/25/55(a)	EUR	1,016	2,274,676
4.00%, 04/25/60(a)	EUR	1,080	2,534,199
4.25%, 10/25/23(a)	EUR	2,000	2,666,829
4.50%, 04/25/41(a)	EUR	2,140	4,398,262
4.75%, 04/25/35(a)	EUR	1,688	3,199,249
5.50%, 04/25/29(a)	EUR	1,650	2,841,955
5.75%, 10/25/32(a)	EUR	1,678	3,262,572
6.00%, 10/25/25(a)	EUR	298	461,609
Regie Autonome des Transports Parisiens
0.88%, 05/25/27(a)	EUR	100	119,276
2.88%, 09/09/22(a)	EUR	50	61,101
Region of Ile de France, 0.50%, 06/14/25(a)	EUR	200	232,444
SA de Gestion de Stocks de Securite, 0.63%, 10/20/28(a)	EUR	200	235,034
SFIL SA, 0.10%, 10/18/22(a)	EUR	100	113,052
SNCF Reseau
0.75%, 05/25/36(a)	EUR	200	228,840
0.88%, 01/22/29(a)	EUR	300	357,036
2.63%, 12/29/25(a)	EUR	300	391,469
Societe Du Grand Paris EPIC, 1.13%, 05/25/34(a)	EUR	400	494,189
UNEDIC ASSEO
0.13%, 11/25/24	EUR	200	227,059
0.30%, 11/04/21(a)	EUR	100	113,186
0.63%, 02/17/25(a)	EUR	100	116,990
0.63%, 03/03/26(a)	EUR	600	706,066
0.88%, 10/25/22(a)	EUR	300	347,581
1.25%, 05/25/33(a)	EUR	200	253,980
1.50%, 04/20/32(a)	EUR	300	389,679

			150,076,914

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany — 5.8%
Bundesobligation
0.00%, 04/09/21(a)(d)	EUR	1,821	$2,051,306
0.00%, 10/08/21(a)(d)	EUR	3,134	3,542,777
0.00%, 10/07/22(a)(d)	EUR	5,621	6,401,134
0.00%, 10/13/23(a)(d)	EUR	3,578	4,100,934
Bundesrepublik Deutschland Bundesanleihe
0.00%, 08/15/26(a)(d)	EUR	3,143	3,647,310
0.00%, 08/15/29(a)(d)	EUR	420	487,682
0.25%, 02/15/27(a)	EUR	1,781	2,107,086
0.25%, 08/15/28(a)	EUR	652	774,955
0.25%, 02/15/29(a)	EUR	3,120	3,709,903
0.50%, 02/15/25(a)	EUR	2,200	2,603,563
0.50%, 02/15/26(a)	EUR	2,380	2,842,523
1.00%, 08/15/24(a)	EUR	568	684,467
1.00%, 08/15/25(a)	EUR	2,980	3,641,211
1.25%, 08/15/48(a)	EUR	1,431	2,129,295
1.50%, 05/15/23(a)	EUR	2,235	2,688,943
1.50%, 05/15/24(a)	EUR	1,500	1,839,736
1.75%, 07/04/22(a)	EUR	1,482	1,762,882
1.75%, 02/15/24(a)	EUR	1,515	1,867,412
2.00%, 01/04/22(a)	EUR	1,360	1,607,669
2.25%, 09/04/21(a)	EUR	5,621	6,610,650
2.50%, 07/04/44(a)	EUR	1,708	3,078,576
2.50%, 08/15/46(a)	EUR	2,263	4,174,847
3.25%, 07/04/21(a)	EUR	2,902	3,450,718
3.25%, 07/04/42(a)	EUR	1,300	2,542,935
4.00%, 01/04/37(a)	EUR	1,599	3,087,154
4.25%, 07/04/39(a)	EUR	979	2,044,104
4.75%, 07/04/28(a)	EUR	1,100	1,797,527
4.75%, 07/04/34(a)	EUR	1,384	2,706,028
4.75%, 07/04/40(a)	EUR	1,500	3,373,158
5.50%, 01/04/31(a)	EUR	1,232	2,301,363
6.25%, 01/04/30(a)	EUR	503	951,922
Bundesschatzanweisungen, 0.00%, 09/10/21(d)	EUR	3,000	3,388,554
Free and Hanseatic City of Hamburg
0.50%, 04/27/26(a)	EUR	150	175,594
1.45%, 11/05/38(a)	EUR	100	132,888
1.88%, 09/26/22(a)	EUR	200	238,145
Gemeinsame Deutsche Bundeslaender
0.25%, 10/01/20(a)	EUR	175	196,445
0.25%, 03/18/24	EUR	500	573,065
0.63%, 10/25/27(a)	EUR	100	118,603
0.63%, 02/13/29(a)	EUR	300	356,879
1.13%, 09/30/24(a)	EUR	200	239,347
HSH Finanzfonds AoeR, 0.13%, 09/20/24	EUR	100	113,516
KfW, 4.00%, 02/27/25(a)	AUD	500	391,585
Land Baden-Wuerttemberg
0.63%, 01/16/25(a)	EUR	300	351,778
0.63%, 01/27/26(a)	EUR	100	117,857
Land Berlin
0.25%, 04/22/25(a)	EUR	300	344,923
0.63%, 03/20/26(a)	EUR	100	117,915
0.63%, 02/08/27(a)	EUR	200	236,770
0.75%, 11/11/22(a)	EUR	410	473,788
0.75%, 04/03/34(a)	EUR	100	119,418
1.38%, 06/05/37(a)	EUR	420	549,622
1.50%, 08/28/20(a)	EUR	150	170,010
3.13%, 08/17/21(a)	EUR	30	35,624

Security		Par (000)	Value

Germany (continued)
Land Thueringen
0.20%, 10/26/26(a)	EUR	60	$68,947
0.50%, 03/02/27(a)	EUR	100	117,366
State of Brandenburg
0.25%, 10/19/26(a)	EUR	400	461,081
1.13%, 07/04/33(a)	EUR	100	125,118
State of Bremen
0.50%, 10/07/22(a)	EUR	100	114,606
1.20%, 01/30/34(a)	EUR	200	251,187
State of Hesse
0.00%, 09/15/21(a)(d)	EUR	200	224,911
0.38%, 07/04/22(a)	EUR	370	421,645
0.38%, 07/06/26	EUR	200	232,477
0.63%, 08/02/28(a)	EUR	250	297,212
0.75%, 08/04/36(a)	EUR	200	237,984
1.75%, 01/20/23(a)	EUR	50	59,691
State of Lower Saxony
0.00%, 08/02/24(a)(d)	EUR	280	317,490
0.00%, 07/10/26(a)(d)	EUR	400	453,619
0.05%, 09/20/23(a)	EUR	400	453,972
0.38%, 01/09/26(a)	EUR	200	232,138
0.40%, 07/10/20(a)	EUR	50	56,099
0.50%, 06/08/26(a)	EUR	450	526,924
0.75%, 02/15/28(a)	EUR	300	359,493
State of North Rhine-Westphalia Germany
0.00%, 02/16/21(a)(d)	EUR	150	168,300
0.00%, 12/05/22(a)(d)	EUR	400	451,941
0.20%, 02/16/24(a)	EUR	310	354,294
0.25%, 03/13/26(a)	EUR	300	345,690
0.50%, 02/16/27(a)	EUR	500	586,949
0.63%, 11/17/23(a)	EUR	500	580,713
0.63%, 07/21/31(a)	EUR	160	188,872
0.75%, 08/16/41(a)	EUR	50	58,557
0.80%, 07/30/49(a)	EUR	400	471,126
1.00%, 01/16/25(a)	EUR	300	357,963
1.10%, 03/13/34(a)	EUR	300	374,738
1.25%, 05/12/36(a)	EUR	200	255,062
1.45%, 02/16/43(a)	EUR	250	334,798
1.50%, 06/12/40(a)	EUR	200	267,442
1.55%, 06/16/48(a)	EUR	50	69,894
1.63%, 10/24/30(a)	EUR	320	416,996
1.65%, 05/16/47(a)	EUR	70	99,242
1.75%, 10/26/57(a)	EUR	180	269,551
1.75%, 07/11/68(a)	EUR	50	75,656
1.88%, 09/15/22(a)	EUR	150	178,459
1.95%, 09/26/78(a)	EUR	300	481,144
2.15%, 03/21/2119(a)	EUR	100	167,676
State of Rhineland-Palatinate, 0.75%, 01/19/26(a)	EUR	500	593,470
State of Saxony-Anhalt, 0.50%, 06/25/27(a)	EUR	400	469,725
State of Schleswig-Holstein Germany
0.13%, 05/24/23(a)	EUR	200	227,350
0.38%, 10/30/24	EUR	300	346,654

			106,256,318

Hungary — 0.2%
Hungary Government Bond
1.00%, 09/23/20	HUF	55,000	188,568
1.75%, 10/26/22	HUF	178,130	628,376
2.50%, 10/27/21	HUF	59,260	211,428
2.75%, 12/22/26	HUF	40,000	148,364
3.00%, 10/27/27	HUF	169,460	639,533

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hungary (continued)
5.50%, 06/24/25	HUF	75,000	$316,797
6.75%, 10/22/28	HUF	70,000	338,969
Hungary Government International Bond, 1.25%, 10/22/25(a)	EUR	250	298,713

			2,770,748

Iceland — 0.0%
Iceland Government International Bond, 0.50%, 12/20/22(a)	EUR	100	113,559

Indonesia — 0.8%
Indonesia Government International Bond
1.75%, 04/24/25	EUR	200	233,729
2.63%, 06/14/23(a)	EUR	150	179,899
3.75%, 06/14/28(a)	EUR	200	270,775
Indonesia Treasury Bond
5.63%, 05/15/23	IDR	15,000,000	1,047,168
7.00%, 05/15/27	IDR	25,000,000	1,807,366
7.00%, 09/15/30	IDR	7,007,000	496,201
7.50%, 08/15/32	IDR	18,000,000	1,295,610
8.13%, 05/15/24	IDR	14,000,000	1,063,689
8.25%, 05/15/29	IDR	16,186,000	1,252,838
8.25%, 05/15/36	IDR	18,000,000	1,355,713
8.38%, 03/15/24	IDR	15,790,000	1,206,000
8.38%, 09/15/26	IDR	9,000,000	701,021
8.38%, 04/15/39	IDR	6,431,000	490,381
8.75%, 02/15/44	IDR	4,379,000	337,111
12.80%, 06/15/21	IDR	18,000,000	1,420,291
Perusahaan Penerbit SBSN Indonesia, 8.88%, 11/15/31	IDR	7,600,000	591,871

			13,749,663

Ireland — 0.5%
Ireland Government Bond
0.80%, 03/15/22(a)	EUR	640	736,608
0.90%, 05/15/28(a)	EUR	730	883,366
1.00%, 05/15/26(a)	EUR	780	940,050
1.10%, 05/15/29(a)	EUR	544	670,531
1.30%, 05/15/33(a)	EUR	363	458,771
1.35%, 03/18/31(a)	EUR	492	623,259
1.50%, 05/15/50(a)	EUR	240	313,904
1.70%, 05/15/37(a)	EUR	410	548,594
2.00%, 02/18/45(a)	EUR	751	1,092,351
2.40%, 05/15/30(a)	EUR	680	944,677
3.40%, 03/18/24(a)	EUR	869	1,132,357
3.90%, 03/20/23(a)	EUR	750	961,671
5.40%, 03/13/25	EUR	475	693,064

			9,999,203

Israel — 0.3%
Israel Government Bond — Fixed
1.00%, 04/30/21	ILS	1,270	364,986
1.25%, 11/30/22	ILS	1,200	350,613
1.50%, 11/30/23	ILS	2,760	819,469
1.75%, 08/31/25	ILS	2,980	903,219
2.00%, 03/31/27	ILS	900	278,953
2.25%, 09/28/28	ILS	1,430	453,472
3.75%, 03/31/24	ILS	1,050	341,678
3.75%, 03/31/47	ILS	921	354,416
5.00%, 01/31/20	ILS	100	28,736
5.50%, 01/31/22	ILS	500	158,933
5.50%, 01/31/42	ILS	1,310	630,753

Security		Par (000)	Value

Israel (continued)
6.25%, 10/30/26	ILS	350	$137,220
Israel Government International Bond
1.50%, 01/18/27(a)	EUR	100	122,028
1.50%, 01/16/29(a)	EUR	300	369,624
2.38%, 01/18/37(a)	EUR	100	138,152

			5,452,252

Italy — 6.6%
Cassa Depositi e Prestiti SpA
0.75%, 11/21/22(a)	EUR	200	227,191
1.50%, 06/21/24(a)	EUR	100	116,433
2.13%, 03/21/26(a)	EUR	100	121,089
Italy Buoni Poliennali Del Tesoro
0.05%, 04/15/21	EUR	1,420	1,590,323
0.35%, 11/01/21	EUR	2,420	2,725,469
0.45%, 06/01/21(a)	EUR	2,456	2,767,137
0.65%, 10/15/23	EUR	5,810	6,617,726
0.90%, 08/01/22(a)	EUR	1,735	1,985,574
0.95%, 03/15/23	EUR	1,450	1,664,606
1.00%, 07/15/22(a)	EUR	1,370	1,571,131
1.20%, 04/01/22	EUR	2,731	3,141,020
1.25%, 12/01/26(a)	EUR	1,400	1,631,385
1.35%, 04/15/22	EUR	200	230,801
1.45%, 09/15/22	EUR	1,000	1,162,820
1.45%, 11/15/24(a)	EUR	2,193	2,582,287
1.45%, 05/15/25(a)	EUR	1,270	1,494,578
1.50%, 06/01/25	EUR	945	1,115,270
1.60%, 06/01/26	EUR	2,040	2,428,892
1.65%, 03/01/32(g)	EUR	900	1,059,150
1.75%, 07/01/24(a)	EUR	3,740	4,450,883
1.85%, 05/15/24	EUR	480	573,678
2.00%, 12/01/25	EUR	1,397	1,698,133
2.00%, 02/01/28(a)	EUR	3,033	3,725,089
2.05%, 08/01/27	EUR	1,853	2,274,961
2.10%, 07/15/26(a)	EUR	610	746,737
2.15%, 12/15/21	EUR	300	350,764
2.20%, 06/01/27	EUR	2,060	2,553,276
2.25%, 09/01/36(g)	EUR	2,705	3,352,724
2.30%, 10/15/21(a)	EUR	2,940	3,434,993
2.45%, 10/01/23(a)	EUR	1,422	1,725,936
2.45%, 09/01/33(g)	EUR	1,670	2,129,528
2.50%, 12/01/24	EUR	600	741,296
2.50%, 11/15/25(a)	EUR	750	935,004
2.70%, 03/01/47(g)	EUR	1,100	1,446,900
2.80%, 12/01/28(a)	EUR	1,598	2,088,383
2.80%, 03/01/67(g)	EUR	790	1,020,619
2.95%, 09/01/38(g)	EUR	1,420	1,916,594
3.00%, 08/01/29(a)	EUR	3,220	4,286,661
3.10%, 03/01/40(g)	EUR	70	95,958
3.25%, 09/01/46(g)	EUR	1,139	1,631,727
3.45%, 03/01/48(g)	EUR	998	1,481,070
3.50%, 03/01/30(g)	EUR	1,970	2,733,245
3.75%, 05/01/21(g)	EUR	1,315	1,554,108
3.75%, 08/01/21(g)	EUR	480	571,970
3.85%, 09/01/49(g)	EUR	1,090	1,717,367
4.00%, 09/01/20	EUR	80	92,377
4.00%, 02/01/37(g)	EUR	2,226	3,382,368
4.50%, 05/01/23	EUR	1,460	1,877,315
4.50%, 03/01/24	EUR	1,989	2,623,270
4.50%, 03/01/26(g)	EUR	810	1,126,957
4.75%, 09/01/21	EUR	1,340	1,628,488

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
4.75%, 08/01/23(g)	EUR	1,700	$2,222,083
4.75%, 09/01/28(g)	EUR	892	1,330,340
4.75%, 09/01/44(g)	EUR	1,440	2,510,471
5.00%, 03/01/25(g)	EUR	1,342	1,859,511
5.00%, 08/01/34(g)	EUR	1,698	2,794,885
5.00%, 08/01/39(g)	EUR	1,502	2,602,909
5.00%, 09/01/40(g)	EUR	1,434	2,488,396
5.25%, 11/01/29	EUR	1,128	1,772,696
5.50%, 11/01/22(a)	EUR	1,700	2,207,118
5.75%, 02/01/33	EUR	1,233	2,120,125
6.00%, 05/01/31(a)	EUR	2,335	3,980,117
6.50%, 11/01/27	EUR	597	963,105

			121,053,017

Japan — 12.0%
Development Bank of Japan Inc., 0.88%, 10/10/25(a)	EUR	100	117,372
Japan Government Five Year Bond
0.10%, 12/20/20	JPY	140,000	1,299,751
0.10%, 03/20/21	JPY	484,450	4,501,099
0.10%, 06/20/21	JPY	400,000	3,719,939
0.10%, 09/20/21	JPY	350,000	3,258,217
0.10%, 12/20/21	JPY	90,000	838,710
0.10%, 03/20/22	JPY	350,000	3,264,692
0.10%, 06/20/22	JPY	300,000	2,801,027
0.10%, 09/20/22	JPY	85,000	794,576
0.10%, 12/20/22	JPY	731,800	6,846,786
0.10%, 06/20/23	JPY	200,000	1,875,010
0.10%, 09/20/23	JPY	449,050	4,214,146
0.10%, 12/20/23	JPY	300,000	2,818,121
0.10%, 03/20/24	JPY	96,350	906,049
0.10%, 06/20/24	JPY	438,450	4,127,769
Japan Government Forty Year Bond
0.40%, 03/20/56	JPY	56,000	515,554
0.50%, 03/20/59	JPY	35,000	332,511
0.80%, 03/20/58	JPY	60,000	629,222
0.90%, 03/20/57	JPY	63,500	685,475
1.40%, 03/20/55	JPY	65,000	795,976
1.70%, 03/20/54	JPY	70,000	916,187
1.90%, 03/20/53	JPY	35,000	475,463
2.00%, 03/20/52	JPY	48,000	660,322
2.20%, 03/20/49	JPY	77,000	1,072,231
2.20%, 03/20/50	JPY	69,150	971,599
2.20%, 03/20/51	JPY	49,000	694,721
Japan Government Ten Year Bond
0.10%, 03/20/26	JPY	100,000	948,162
0.10%, 06/20/26	JPY	317,500	3,013,350
0.10%, 09/20/26	JPY	450,100	4,280,290
0.10%, 12/20/26	JPY	357,950	3,403,977
0.10%, 03/20/27	JPY	195,000	1,856,166
0.10%, 06/20/27	JPY	230,000	2,191,069
0.10%, 09/20/27	JPY	465,000	4,432,049
0.10%, 12/20/27	JPY	75,000	714,992
0.10%, 03/20/28	JPY	260,000	2,477,582
0.10%, 06/20/28	JPY	165,000	1,571,762
0.10%, 09/20/28	JPY	120,000	1,142,556
0.10%, 12/20/28	JPY	160,000	1,522,031
0.10%, 03/20/29	JPY	381,000	3,622,892
0.10%, 06/20/29	JPY	411,050	3,904,908
0.30%, 12/20/24	JPY	210,000	2,001,940
0.30%, 12/20/25	JPY	80,000	768,009

Security		Par (000)	Value

Japan (continued)
0.40%, 03/20/25	JPY	100,000	$959,734
0.40%, 06/20/25	JPY	35,000	336,490
0.40%, 09/20/25	JPY	105,000	1,010,780
0.50%, 09/20/24	JPY	555,000	5,331,399
0.50%, 12/20/24	JPY	389,700	3,752,663
0.60%, 03/20/23	JPY	200,000	1,903,649
0.60%, 12/20/23	JPY	651,000	6,240,097
0.60%, 03/20/24	JPY	210,000	2,017,655
0.60%, 06/20/24	JPY	255,450	2,460,193
0.70%, 12/20/22	JPY	200,000	1,905,869
0.80%, 09/20/22	JPY	70,000	667,313
0.80%, 12/20/22	JPY	130,000	1,242,363
0.80%, 06/20/23	JPY	130,000	1,249,349
0.80%, 09/20/23	JPY	190,000	1,830,752
0.90%, 03/20/22	JPY	160,000	1,520,685
0.90%, 06/20/22	JPY	130,000	1,239,176
1.00%, 09/20/21	JPY	110,000	1,041,421
1.00%, 12/20/21	JPY	165,000	1,566,954
1.00%, 03/20/22	JPY	20,000	190,530
1.20%, 12/20/20	JPY	200,000	1,879,802
1.20%, 06/20/21	JPY	20,000	189,329
1.30%, 12/20/19	JPY	20,000	185,353
1.30%, 03/20/20	JPY	150,000	1,395,574
1.40%, 03/20/20	JPY	130,000	1,209,930
Japan Government Thirty Year Bond
0.30%, 06/20/46	JPY	73,000	667,355
0.40%, 09/20/49	JPY	21,050	195,571
0.50%, 09/20/46	JPY	69,000	664,246
0.50%, 03/20/49	JPY	147,050	1,405,589
0.60%, 12/20/46	JPY	42,000	413,706
0.70%, 12/20/48	JPY	126,700	1,275,403
0.80%, 03/20/46	JPY	36,000	372,125
0.80%, 03/20/47	JPY	81,000	837,708
0.80%, 06/20/47	JPY	47,000	486,595
0.80%, 09/20/47	JPY	50,000	516,373
0.80%, 03/20/48	JPY	39,600	409,396
0.90%, 09/20/48	JPY	35,000	370,471
1.40%, 09/20/45	JPY	55,000	644,264
1.40%, 12/20/45	JPY	25,000	293,259
1.50%, 12/20/44	JPY	89,500	1,065,870
1.50%, 03/20/45	JPY	120,250	1,433,089
1.60%, 06/20/45	JPY	47,000	571,861
1.70%, 12/20/43	JPY	25,000	306,806
1.70%, 03/20/44	JPY	10,000	122,772
1.70%, 06/20/44	JPY	69,250	852,761
1.70%, 09/20/44	JPY	56,850	701,232
1.80%, 03/20/43	JPY	50,000	619,800
1.80%, 09/20/43	JPY	36,000	448,840
1.90%, 09/20/42	JPY	124,000	1,561,467
1.90%, 06/20/43	JPY	55,000	696,087
2.00%, 09/20/40	JPY	161,200	2,023,138
2.00%, 09/20/41	JPY	138,000	1,747,311
2.00%, 03/20/42	JPY	71,000	903,241
2.20%, 09/20/39	JPY	40,000	511,543
2.20%, 03/20/41	JPY	62,000	804,879
2.30%, 03/20/35	JPY	29,000	358,830
2.30%, 06/20/35	JPY	15,000	186,073
2.30%, 12/20/35	JPY	155,000	1,934,643
2.30%, 03/20/39	JPY	34,500	444,822
2.30%, 03/20/40	JPY	75,000	979,069

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
2.40%, 09/20/38	JPY	70,500	$918,531
2.50%, 06/20/34	JPY	20,150	252,730
2.50%, 09/20/37	JPY	49,000	638,022
2.50%, 03/20/38	JPY	5,000	65,509
Japan Government Twenty Year Bond
0.20%, 06/20/36	JPY	91,300	854,262
0.30%, 06/20/39	JPY	50,450	473,583
0.40%, 03/20/36	JPY	140,000	1,352,874
0.40%, 03/20/39	JPY	195,900	1,873,884
0.50%, 09/20/36	JPY	134,000	1,313,077
0.50%, 03/20/38	JPY	70,000	684,388
0.50%, 12/20/38	JPY	40,000	390,110
0.60%, 12/20/36	JPY	70,000	697,306
0.60%, 06/20/37	JPY	100,000	995,245
0.60%, 09/20/37	JPY	77,000	765,684
0.70%, 03/20/37	JPY	172,300	1,742,317
0.80%, 06/20/23	JPY	100,000	960,871
1.00%, 12/20/35	JPY	135,000	1,425,114
1.20%, 12/20/34	JPY	257,950	2,789,859
1.20%, 03/20/35	JPY	121,250	1,313,645
1.20%, 09/20/35	JPY	85,000	922,243
1.30%, 06/20/35	JPY	62,500	685,231
1.40%, 09/20/34	JPY	177,350	1,963,408
1.50%, 03/20/34	JPY	82,000	916,256
1.50%, 06/20/34	JPY	134,150	1,501,517
1.60%, 03/20/32	JPY	40,000	445,141
1.60%, 03/20/33	JPY	97,000	1,087,956
1.60%, 12/20/33	JPY	45,000	507,785
1.70%, 12/20/22	JPY	100,000	982,230
1.70%, 12/20/31	JPY	60,600	679,787
1.70%, 03/20/32	JPY	56,000	629,657
1.70%, 06/20/32	JPY	55,000	619,899
1.70%, 09/20/32	JPY	46,000	519,453
1.70%, 12/20/32	JPY	25,000	283,153
1.70%, 06/20/33	JPY	31,000	352,443
1.70%, 09/20/33	JPY	150,000	1,707,437
1.80%, 06/20/31	JPY	11,000	123,986
1.80%, 09/20/31	JPY	80,000	904,025
1.80%, 12/20/31	JPY	10,000	113,201
1.80%, 12/20/32	JPY	17,600	201,482
1.90%, 12/20/28	JPY	286,150	3,161,692
1.90%, 09/20/30	JPY	45,000	507,515
1.90%, 06/20/31	JPY	80,000	910,308
2.00%, 03/20/27	JPY	35,000	378,999
2.00%, 06/20/30	JPY	20,000	226,702
2.10%, 09/20/25	JPY	70,000	739,492
2.10%, 12/20/26	JPY	107,000	1,160,179
2.10%, 09/20/27	JPY	60,000	660,308
2.10%, 12/20/27	JPY	50,000	552,472
2.10%, 06/20/29	JPY	100,000	1,130,059
2.10%, 09/20/29	JPY	25,000	283,169
2.10%, 03/20/30	JPY	90,000	1,025,403
2.10%, 12/20/30	JPY	205,000	2,361,639
2.20%, 09/21/20	JPY	130,000	1,228,377
2.20%, 03/20/26	JPY	74,300	797,379
2.20%, 03/20/28	JPY	75,000	838,192
2.20%, 12/20/29	JPY	240,050	2,751,832
2.20%, 03/20/30	JPY	15,000	172,434
2.30%, 06/20/27	JPY	25,000	277,404
2.40%, 03/20/20	JPY	30,000	280,291

Security		Par (000)	Value

Japan (continued)
Series 49, 2.10%, 03/22/21	JPY	120,000	$1,145,941
Japan Government Two Year Bond
0.10%, 05/01/21	JPY	151,000	1,403,634
0.10%, 07/01/21	JPY	364,300	3,388,541
0.10%, 09/01/21	JPY	350,000	3,257,925

			218,430,703

Kazakhstan — 0.0%
Kazakhstan Government International Bond
1.50%, 09/30/34(a)	EUR	100	111,330
1.55%, 11/09/23(a)	EUR	100	117,180

			228,510

Latvia — 0.0%
Latvia Government International Bond
1.38%, 09/23/25(a)	EUR	100	121,611
1.88%, 02/19/49(a)	EUR	240	335,343
2.63%, 01/21/21(a)	EUR	350	403,598

			860,552

Lithuania — 0.0%
Lithuania Government International Bond
0.95%, 05/26/27(a)	EUR	220	263,213
2.13%, 10/22/35(a)	EUR	60	84,052

			347,265

Luxembourg — 0.0%
Luxembourg Government Bond
0.63%, 02/01/27(a)	EUR	70	83,515
2.13%, 07/10/23(a)	EUR	217	266,967
2.25%, 03/19/28(a)	EUR	190	256,891

			607,373

Malaysia — 0.7%
Malaysia Government Bond
3.48%, 03/15/23	MYR	2,200	530,453
3.48%, 06/14/24	MYR	5,180	1,247,452
3.62%, 11/30/21	MYR	7,080	1,711,603
3.66%, 10/15/20	MYR	600	144,375
3.80%, 08/17/23	MYR	2,500	609,513
3.89%, 08/15/29	MYR	2,700	671,301
3.90%, 11/30/26	MYR	1,900	467,595
3.90%, 11/16/27	MYR	7,400	1,825,003
3.96%, 09/15/25	MYR	2,310	569,360
4.06%, 09/30/24	MYR	4,500	1,111,091
4.25%, 05/31/35	MYR	800	200,880
4.38%, 11/29/19	MYR	600	143,726
4.50%, 04/15/30	MYR	850	219,281
4.64%, 11/07/33	MYR	2,660	694,808
4.74%, 03/15/46	MYR	1,000	265,497
4.76%, 04/07/37	MYR	2,090	561,952
4.89%, 06/08/38	MYR	1,310	355,520
4.92%, 07/06/48	MYR	790	216,948
4.94%, 09/30/43	MYR	450	122,779
Malaysia Government Investment Issue
3.23%, 04/15/20	MYR	2,500	598,761
3.99%, 10/15/25	MYR	150	36,949
4.58%, 08/30/33	MYR	1,600	412,496

			12,717,343

Mexico — 0.7%
Mexican Bonos
5.75%, 03/05/26	MXN	20,000	995,170
6.50%, 06/10/21	MXN	33,500	1,746,117

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mexico (continued)
6.50%, 06/09/22	MXN	13,000	$678,241
7.50%, 06/03/27	MXN	21,000	1,145,876
7.75%, 05/29/31	MXN	25,000	1,396,464
7.75%, 11/23/34	MXN	6,000	335,999
7.75%, 11/13/42	MXN	9,000	502,370
8.00%, 12/07/23	MXN	8,000	439,370
8.00%, 09/05/24	MXN	16,000	883,321
8.00%, 11/07/47	MXN	12,000	690,419
8.50%, 05/31/29	MXN	16,000	936,616
8.50%, 11/18/38	MXN	10,500	629,425
10.00%, 12/05/24	MXN	19,000	1,137,176
10.00%, 11/20/36	MXN	3,000	202,863
Mexico Government International Bond
1.38%, 01/15/25	EUR	250	290,828
1.75%, 04/17/28	EUR	200	235,387
2.38%, 04/09/21	EUR	300	345,951
2.88%, 04/08/39	EUR	200	252,193
3.00%, 03/06/45	EUR	200	252,315
3.38%, 02/23/31	EUR	200	268,428
6.75%, 02/06/24	GBP	100	155,598

			13,520,127

Netherlands — 1.3%
Netherlands Government Bond
0.00%, 01/15/22(d)(g)	EUR	1,301	1,472,377
0.00%, 01/15/24(d)(g)	EUR	1,471	1,682,839
0.25%, 07/15/25(g)	EUR	1,070	1,246,724
0.50%, 07/15/26(g)	EUR	750	891,469
0.50%, 01/15/40(g)	EUR	400	483,840
0.75%, 07/15/27(g)	EUR	1,504	1,826,906
0.75%, 07/15/28(g)	EUR	1,160	1,419,442
1.75%, 07/15/23(g)	EUR	1,277	1,552,822
2.00%, 07/15/24(g)	EUR	1,010	1,265,213
2.25%, 07/15/22(g)	EUR	1,300	1,566,576
2.50%, 01/15/33(g)	EUR	1,232	1,858,024
2.75%, 01/15/47(g)	EUR	961	1,827,045
3.25%, 07/15/21(g)	EUR	2,020	2,404,043
3.75%, 01/15/42(g)	EUR	1,290	2,617,439
4.00%, 01/15/37(g)	EUR	1,000	1,891,340

			24,006,099

New Zealand — 0.2%
New Zealand Government Bond
2.75%, 04/15/25(a)	NZD	1,200	840,228
2.75%, 04/15/37(a)	NZD	410	305,021
3.00%, 04/15/20	NZD	300	193,935
3.00%, 04/20/29	NZD	300	221,425
3.50%, 04/14/33(a)	NZD	330	262,278
3.50%, 04/14/33	NZD	200	146,563
4.50%, 04/15/27(a)	NZD	800	634,723
5.50%, 04/15/23(a)	NZD	1,220	904,234
6.00%, 05/15/21(a)	NZD	600	414,712

			3,923,119

Norway — 0.2%
Kommunalbanken AS
0.88%, 05/24/27(a)	EUR	100	119,726
1.50%, 12/15/23(a)	GBP	200	265,777
4.25%, 07/16/25	AUD	150	119,477
Norway Government Bond
1.50%, 02/19/26(g)	NOK	7,190	792,903
1.75%, 03/13/25(g)	NOK	550	61,409

Security		Par (000)	Value

Norway (continued)
1.75%, 02/17/27(g)	NOK	4,950	$555,433
1.75%, 09/06/29(g)	NOK	3,117	351,588
2.00%, 05/24/23(g)	NOK	4,510	504,303
3.00%, 03/14/24(g)	NOK	5,987	701,450
3.75%, 05/25/21(g)	NOK	8,085	914,560

			4,386,626

Peru — 0.0%
Peruvian Government International Bond
2.75%, 01/30/26	EUR	100	128,379
3.75%, 03/01/30	EUR	200	289,770

			418,149

Philippines — 0.0%
Philippine Government International Bond, 0.88%, 05/17/27	EUR	200	229,844

Poland — 0.7%
Bank Gospodarstwa Krajowego
1.38%, 06/01/25(a)	EUR	200	239,675
1.63%, 04/30/28(a)	EUR	100	124,541
Republic of Poland Government Bond
2.25%, 10/25/24	PLN	5,000	1,343,329
2.50%, 04/25/24	PLN	4,120	1,118,027
2.50%, 07/25/26	PLN	3,820	1,040,973
2.75%, 10/25/29	PLN	2,500	701,396
4.00%, 04/25/47	PLN	3,000	1,019,646
Republic of Poland Government International Bond
0.50%, 12/20/21(a)	EUR	1,000	1,130,857
0.88%, 10/14/21(a)	EUR	940	1,070,514
0.88%, 05/10/27(a)	EUR	100	119,144
1.00%, 03/07/29(a)	EUR	700	849,133
1.13%, 08/07/26(a)	EUR	400	481,314
1.50%, 09/09/25(a)	EUR	100	121,984
1.50%, 01/19/26(a)	EUR	170	208,247
3.00%, 01/15/24(a)	EUR	400	506,496
4.00%, 03/23/21	EUR	1,000	1,182,076
4.50%, 01/18/22(a)	EUR	160	197,185
5.25%, 01/20/25	EUR	700	1,001,981

			12,456,518

Portugal — 0.8%
Portugal Obrigacoes do Tesouro OT
1.95%, 06/15/29(g)	EUR	920	1,201,153
2.13%, 10/17/28(g)	EUR	840	1,104,905
2.25%, 04/18/34(g)	EUR	590	815,111
2.88%, 10/15/25(g)	EUR	1,160	1,523,220
2.88%, 07/21/26(g)	EUR	730	973,629
3.85%, 04/15/21(g)	EUR	1,400	1,662,186
4.10%, 04/15/37(g)	EUR	687	1,189,219
4.10%, 02/15/45(g)	EUR	240	447,190
4.13%, 04/14/27(g)	EUR	900	1,310,030
4.95%, 10/25/23(g)	EUR	1,500	2,022,529
5.65%, 02/15/24(g)	EUR	1,030	1,439,250

			13,688,422

Romania — 0.1%
Romanian Government International Bond
2.00%, 12/08/26(a)	EUR	200	241,445
2.38%, 04/19/27(a)	EUR	250	309,587
2.75%, 10/29/25(a)	EUR	60	75,918
2.88%, 05/26/28(a)	EUR	150	190,396
2.88%, 03/11/29(a)	EUR	300	380,883

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Romania (continued)
3.38%, 02/08/38(a)	EUR	200	$252,902
3.50%, 04/03/34(a)	EUR	200	258,552
3.63%, 04/24/24(a)	EUR	50	64,595
4.63%, 04/03/49(a)	EUR	100	145,283
4.88%, 11/07/19(a)	EUR	200	223,313

			2,142,874

Russia — 0.4%
Russian Federal Bond — OFZ
6.90%, 05/23/29	RUB	20,000	323,883
7.00%, 08/16/23	RUB	34,000	547,455
7.05%, 01/19/28	RUB	11,455	187,228
7.10%, 10/16/24	RUB	17,140	278,876
7.40%, 12/07/22	RUB	35,000	568,347
7.40%, 07/17/24	RUB	85,000	1,397,491
7.60%, 04/14/21	RUB	15,000	239,602
7.65%, 04/10/30	RUB	55,490	949,261
7.70%, 03/23/33	RUB	25,000	429,338
7.75%, 09/16/26	RUB	60,000	1,014,595
8.50%, 09/17/31	RUB	19,180	348,700
Russian Foreign Bond — Eurobond, 2.88%, 12/04/25(a)	EUR	200	251,624

			6,536,400

Saudi Arabia — 0.0%
Saudi Government International Bond, 2.00%, 07/09/39(a)	EUR	200	235,960

Singapore — 0.4%
Singapore Government Bond
1.25%, 10/01/21	SGD	150	109,471
1.75%, 04/01/22	SGD	1,300	958,215
2.13%, 06/01/26	SGD	300	226,199
2.25%, 06/01/21	SGD	400	296,825
2.25%, 08/01/36	SGD	810	624,437
2.38%, 06/01/25	SGD	150	114,358
2.38%, 07/01/39	SGD	140	110,086
2.63%, 05/01/28	SGD	680	534,187
2.75%, 07/01/23	SGD	450	343,553
2.75%, 04/01/42	SGD	300	249,300
2.75%, 03/01/46	SGD	600	499,094
2.88%, 09/01/30	SGD	1,020	828,269
3.00%, 09/01/24	SGD	1,150	898,520
3.25%, 09/01/20	SGD	1,350	1,005,048
3.38%, 09/01/33	SGD	430	374,423
3.50%, 03/01/27	SGD	980	809,721

			7,981,706

Slovakia — 0.1%
Slovakia Government Bond
0.63%, 05/22/26	EUR	350	412,743
1.38%, 01/21/27(a)	EUR	400	494,162
1.63%, 01/21/31(a)	EUR	330	428,408
1.88%, 03/09/37(a)	EUR	344	469,540
2.00%, 10/17/47(a)	EUR	250	369,107
3.00%, 02/28/23(a)	EUR	259	321,134
4.35%, 10/14/25(a)	EUR	50	71,169

			2,566,263

Slovenia — 0.1%
Slovenia Government Bond
1.19%, 03/14/29(a)	EUR	290	357,429
1.25%, 03/22/27(a)	EUR	230	282,832

Security		Par (000)	Value

Slovenia (continued)
1.75%, 11/03/40(a)	EUR	80	$108,792
2.13%, 07/28/25(a)	EUR	398	505,967
2.25%, 03/03/32(a)	EUR	290	403,408
3.00%, 04/08/21(a)	EUR	50	58,580
3.13%, 08/07/45(a)	EUR	150	252,015

			1,969,023

South Korea — 2.6%
Export-Import Bank of Korea, 0.63%, 07/11/23(a)	EUR	200	229,088
Korea Treasury Bond
1.13%, 09/10/39	KRW	500,000	387,660
1.38%, 09/10/21	KRW	1,050,000	901,558
1.38%, 09/10/24	KRW	2,574,180	2,191,191
1.50%, 12/10/26	KRW	1,750,000	1,485,592
1.50%, 09/10/36	KRW	943,500	786,150
1.75%, 12/10/20	KRW	2,200,000	1,900,020
1.88%, 03/10/22	KRW	860,000	746,116
1.88%, 03/10/24	KRW	1,400,000	1,217,183
1.88%, 06/10/26	KRW	300,000	260,979
1.88%, 06/10/29	KRW	1,144,980	997,673
2.00%, 03/10/20	KRW	400,000	344,795
2.00%, 09/10/20	KRW	200,000	172,869
2.00%, 03/10/21	KRW	1,970,000	1,707,989
2.00%, 12/10/21	KRW	5,266,940	4,582,002
2.00%, 09/10/22	KRW	1,250,000	1,089,476
2.00%, 03/10/46	KRW	1,079,640	994,472
2.00%, 03/10/49	KRW	2,565,700	2,361,450
2.13%, 06/10/27	KRW	800,000	709,850
2.13%, 03/10/47	KRW	1,380,000	1,292,510
2.25%, 09/10/23	KRW	1,800,000	1,586,755
2.25%, 06/10/25	KRW	1,996,790	1,773,348
2.25%, 12/10/25	KRW	730,000	649,290
2.25%, 09/10/37	KRW	300,000	279,033
2.38%, 03/10/23	KRW	2,600,000	2,296,467
2.38%, 12/10/27	KRW	2,300,000	2,076,214
2.38%, 12/10/28	KRW	1,800,000	1,631,129
2.38%, 09/10/38	KRW	760,000	722,665
2.63%, 06/10/28	KRW	2,100,000	1,935,275
2.63%, 09/10/35	KRW	740,000	718,420
2.63%, 03/10/48	KRW	1,160,000	1,202,156
2.75%, 12/10/44	KRW	1,082,210	1,135,919
3.00%, 03/10/23	KRW	750,000	675,639
3.00%, 09/10/24	KRW	120,000	109,737
3.00%, 12/10/42	KRW	1,280,000	1,372,666
3.38%, 09/10/23	KRW	1,200,000	1,101,510
3.50%, 03/10/24	KRW	225,000	208,796
3.75%, 12/10/33	KRW	1,771,260	1,911,110
4.00%, 12/10/31	KRW	750,000	808,510
4.25%, 06/10/21	KRW	900,000	810,297
4.75%, 12/10/30	KRW	160,000	179,506
5.25%, 03/10/27	KRW	100,000	106,930
5.50%, 12/10/29	KRW	150,000	174,080

			47,824,075

Spain — 4.3%
Adif — Alta Velocidad
1.88%, 09/22/22(a)	EUR	100	118,094
1.88%, 01/28/25(a)	EUR	400	487,361
Autonomous Community of Andalusia Spain, 1.88%, 10/31/28(a)	EUR	200	252,469

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
Autonomous Community of Madrid Spain
0.75%, 04/30/22(a)	EUR	100	$114,292
1.00%, 09/30/24(a)	EUR	50	58,654
1.19%, 05/08/22(a)	EUR	170	196,437
1.57%, 04/30/29(a)	EUR	200	248,339
1.77%, 04/30/28(a)	EUR	150	188,222
1.83%, 04/30/25(a)	EUR	50	61,222
4.30%, 09/15/26	EUR	200	286,104
FADE — Fondo de Amortizacion del Deficit Electrico, 0.50%, 03/17/23(a)	EUR	400	456,631
Fondo De Titulizacion Del Deficit Del Sistema Electrico FTA, 0.03%, 06/17/20(a)	EUR	200	223,648
Instituto de Credito Oficial, 0.25%, 04/30/22(a)	EUR	200	226,365
Spain Government Bond
0.05%, 10/31/21	EUR	1,400	1,576,968
0.25%, 07/30/24(g)	EUR	2,440	2,781,722
0.35%, 07/30/23	EUR	1,300	1,484,704
0.40%, 04/30/22	EUR	1,377	1,567,345
0.45%, 10/31/22	EUR	2,890	3,305,190
0.60%, 10/31/29(g)	EUR	880	1,016,940
0.75%, 07/30/21	EUR	4,386	4,996,344
1.30%, 10/31/26(g)	EUR	1,624	1,975,913
1.40%, 04/30/28(g)	EUR	2,502	3,094,332
1.40%, 07/30/28(g)	EUR	1,670	2,066,200
1.45%, 10/31/27(g)	EUR	1,677	2,074,561
1.45%, 04/30/29(g)	EUR	850	1,058,609
1.50%, 04/30/27(g)	EUR	1,300	1,607,955
1.60%, 04/30/25(g)	EUR	2,240	2,738,392
1.85%, 07/30/35(g)	EUR	520	684,401
1.95%, 04/30/26(g)	EUR	2,450	3,086,902
1.95%, 07/30/30(g)	EUR	1,650	2,162,139
2.15%, 10/31/25(g)	EUR	1,100	1,391,785
2.35%, 07/30/33(g)	EUR	1,205	1,672,477
2.70%, 10/31/48(g)	EUR	950	1,473,577
2.75%, 10/31/24(g)	EUR	2,408	3,083,925
2.90%, 10/31/46(g)	EUR	1,274	2,028,535
3.45%, 07/30/66(g)	EUR	720	1,341,249
3.80%, 04/30/24(g)	EUR	1,285	1,693,482
4.20%, 01/31/37(g)	EUR	1,820	3,199,454
4.40%, 10/31/23(g)	EUR	1,200	1,589,079
4.65%, 07/30/25(g)	EUR	885	1,257,125
4.70%, 07/30/41(g)	EUR	1,027	2,008,953
4.80%, 01/31/24(g)	EUR	350	474,341
4.90%, 07/30/40(g)	EUR	1,475	2,918,510
5.15%, 10/31/28(g)	EUR	1,210	1,950,794
5.15%, 10/31/44(g)	EUR	1,320	2,827,402
5.40%, 01/31/23(g)	EUR	1,600	2,119,165
5.50%, 04/30/21(g)	EUR	1,187	1,442,204
5.75%, 07/30/32	EUR	1,656	3,079,811
6.00%, 01/31/29	EUR	1,567	2,682,563

			78,430,886

Supranational — 2.7%
African Development Bank
0.13%, 10/07/26	EUR	150	171,484
0.50%, 03/21/29	EUR	300	352,140
Asian Development Bank
0.35%, 07/16/25	EUR	300	347,651
1.38%, 12/15/23(a)	GBP	500	662,741
2.60%, 01/16/20(a)	AUD	50	34,554

Security		Par (000)	Value

Supranational (continued)
Council of Europe Development Bank
0.13%, 04/10/24(a)	EUR	150	$171,536
0.75%, 06/09/25(a)	EUR	50	59,248
EUROFIMA, 0.25%, 04/25/23(a)	EUR	150	170,832
European Bank for Reconstruction & Development, 1.25%, 12/15/22	GBP	200	262,762
European Financial Stability Facility
0.00%, 03/29/21(a)(d)	EUR	1,100	1,235,291
0.00%, 11/17/22(a)(d)	EUR	710	802,655
0.10%, 01/19/21(a)	EUR	200	224,708
0.38%, 10/11/24(a)	EUR	350	404,558
0.40%, 02/17/25(a)	EUR	925	1,072,327
0.50%, 01/20/23(a)	EUR	600	689,552
0.63%, 10/16/26(a)	EUR	900	1,065,696
0.75%, 05/03/27(a)	EUR	540	646,159
0.88%, 04/10/35(a)	EUR	520	637,926
0.95%, 02/14/28(a)	EUR	530	646,936
1.20%, 02/17/45(a)	EUR	300	395,804
1.25%, 05/24/33(a)	EUR	560	718,791
1.38%, 05/31/47(a)	EUR	520	714,730
1.45%, 09/05/40(a)	EUR	450	609,977
1.50%, 01/22/20(a)	EUR	100	112,056
1.70%, 02/13/43(a)	EUR	470	674,495
1.75%, 06/27/24(a)	EUR	100	122,649
1.75%, 07/17/53(a)	EUR	350	520,706
1.80%, 07/10/48(a)	EUR	200	299,791
2.00%, 02/28/56(a)	EUR	150	240,385
2.13%, 02/19/24(a)	EUR	50	61,875
2.35%, 07/29/44(a)	EUR	50	80,716
2.75%, 12/03/29(a)	EUR	80	114,748
3.00%, 09/04/34(a)	EUR	200	315,136
3.38%, 07/05/21(a)	EUR	50	59,445
3.38%, 04/03/37(a)	EUR	280	475,355
European Investment Bank
0.00%, 10/16/23(d)	EUR	600	681,346
0.00%, 03/15/24(d)	EUR	250	284,039
0.00%, 03/13/26(a)(d)	EUR	60	68,374
0.05%, 05/24/24(a)	EUR	1,000	1,139,581
0.05%, 10/13/34(a)	EUR	500	549,921
0.13%, 04/15/25	EUR	150	172,013
0.20%, 07/15/24(a)	EUR	480	550,721
0.25%, 10/14/24(a)	EUR	630	726,497
0.38%, 03/15/22(a)	EUR	1,000	1,139,090
0.38%, 04/14/26(a)	EUR	350	408,116
0.38%, 05/15/26(a)	EUR	510	596,264
0.50%, 01/15/27	EUR	891	1,051,500
0.50%, 11/13/37	EUR	375	439,162
0.63%, 01/17/20(a)	GBP	200	258,696
0.63%, 01/22/29(a)	EUR	610	730,622
0.88%, 12/15/23(a)	GBP	200	259,724
1.00%, 09/21/26(a)	GBP	40	52,325
1.00%, 03/14/31(a)	EUR	400	497,875
1.00%, 04/14/32(a)	EUR	590	737,110
1.00%, 11/14/42(a)	EUR	400	511,071
1.13%, 02/18/20	CAD	50	37,968
1.13%, 09/07/21(a)	GBP	270	351,724
1.13%, 04/13/33(a)	EUR	400	508,621
1.13%, 09/15/36(a)	EUR	350	449,928
1.50%, 10/16/48	EUR	450	644,999
1.75%, 09/15/45(a)	EUR	200	296,254

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Supranational (continued)
2.13%, 01/15/24	EUR	1,140	$1,409,442
2.25%, 03/07/20(a)	GBP	50	65,011
2.25%, 10/14/22(a)	EUR	200	241,367
2.70%, 01/12/23(a)	AUD	500	360,800
2.75%, 09/15/21	EUR	300	355,182
3.30%, 02/03/28	AUD	550	430,645
3.50%, 04/15/27(a)	EUR	50	71,922
3.88%, 06/08/37(a)	GBP	290	529,728
4.00%, 04/15/30	EUR	300	478,534
4.00%, 10/15/37	EUR	150	278,692
4.50%, 06/07/29(a)	GBP	240	410,715
4.63%, 04/15/20	EUR	50	57,056
5.00%, 04/15/39	GBP	40	84,998
5.38%, 06/07/21	GBP	1,000	1,386,650
5.63%, 06/07/32	GBP	100	197,741
6.00%, 08/06/20	AUD	50	35,714
Series 2000, 1.50%, 07/15/20	EUR	100	113,124
European Stability Mechanism
0.00%, 01/17/22(a)(d)	EUR	500	563,482
0.00%, 10/18/22(a)(d)	EUR	350	395,597
0.10%, 07/31/23(a)	EUR	1,000	1,137,038
0.13%, 04/22/24(a)	EUR	400	456,680
0.50%, 03/02/26(a)	EUR	200	234,427
0.50%, 03/05/29(a)	EUR	600	709,641
0.75%, 03/15/27(a)	EUR	600	719,267
0.75%, 09/05/28(a)	EUR	400	482,577
0.88%, 07/18/42(a)	EUR	150	185,436
1.00%, 09/23/25(a)	EUR	100	120,298
1.13%, 05/03/32(a)	EUR	150	190,058
1.20%, 05/23/33(a)	EUR	400	512,940
1.38%, 03/04/21(a)	EUR	50	57,169
1.63%, 11/17/36(a)	EUR	50	68,695
1.75%, 10/20/45(a)	EUR	110	163,039
1.80%, 11/02/46(a)	EUR	510	766,640
1.85%, 12/01/55(a)	EUR	100	156,477
European Union
0.50%, 04/04/25(a)	EUR	1,480	1,728,883
0.75%, 04/04/31(a)	EUR	460	557,550
1.13%, 04/04/36(a)	EUR	100	127,569
1.25%, 04/04/33(a)	EUR	460	592,247
1.50%, 10/04/35(a)	EUR	60	80,728
1.88%, 04/04/24(a)	EUR	270	332,294
2.50%, 11/04/27(a)	EUR	250	340,293
2.75%, 09/21/21(a)	EUR	50	59,238
3.38%, 04/04/32(a)	EUR	50	78,627
3.75%, 04/04/42(a)	EUR	130	249,448
Inter-American Development Bank
1.38%, 12/15/24	GBP	100	133,182
1.95%, 04/23/24	AUD	500	355,009
2.50%, 04/14/27(a)	AUD	100	73,605
3.25%, 02/07/20	AUD	50	34,639
International Bank for Reconstruction & Development
0.63%, 12/15/23	GBP	200	257,630
0.63%, 11/22/27	EUR	200	238,441
0.63%, 01/12/33(a)	EUR	60	71,577
1.13%, 03/11/20	CAD	50	37,959
1.25%, 09/07/23	GBP	200	263,857
1.38%, 12/15/20	GBP	100	130,222
2.50%, 03/12/20	AUD	50	34,624

Security		Par (000)	Value

Supranational (continued)
2.60%, 09/20/22	AUD	350	$250,992
2.90%, 11/26/25	AUD	510	383,145
3.75%, 02/10/20	NZD	50	32,280
Series GDIF, 0.25%, 05/21/29	EUR	400	462,705
International Finance Corp.
2.70%, 02/05/21	AUD	100	70,258
2.80%, 08/15/22	AUD	250	179,988
Nordic Investment Bank, 0.38%, 09/19/22(a)	EUR	300	343,852

			49,246,580

Sweden — 0.5%
Kommuninvest I Sverige AB
0.75%, 02/22/23(a)	SEK	2,000	212,121
1.00%, 09/15/21(a)	SEK	700	74,019
1.00%, 11/13/23(a)	SEK	5,000	536,661
Sweden Government Bond
0.75%, 05/12/28	SEK	8,700	977,938
1.00%, 11/12/26(a)	SEK	7,415	839,206
1.50%, 11/13/23(g)	SEK	14,500	1,620,732
2.25%, 06/01/32(a)	SEK	2,650	353,035
2.50%, 05/12/25	SEK	6,730	809,636
3.50%, 06/01/22	SEK	9,840	1,125,273
3.50%, 03/30/39	SEK	4,790	806,812
5.00%, 12/01/20	SEK	13,800	1,515,847
Sweden Government International Bond, 0.13%, 04/24/23(a)	EUR	300	341,838

			9,213,118

Switzerland — 0.4%
Swiss Confederation Government Bond
0.00%, 06/22/29(a)(d)	CHF	4,965	5,316,563
0.00%, 06/26/34(a)(d)	CHF	660	703,971
0.00%, 07/24/39(a)(d)	CHF	730	777,835

			6,798,369

Thailand — 0.8%
Thailand Government Bond
2.13%, 12/17/26	THB	20,000	690,008
2.40%, 12/17/23	THB	30,000	1,032,320
2.55%, 06/26/20	THB	5,000	166,751
2.88%, 12/17/28	THB	25,000	921,510
2.88%, 06/17/46	THB	17,330	705,322
3.30%, 06/17/38	THB	16,500	686,661
3.40%, 06/17/36	THB	15,670	647,200
3.58%, 12/17/27	THB	14,000	533,229
3.60%, 06/17/67	THB	14,250	670,267
3.63%, 06/16/23	THB	59,500	2,122,886
3.65%, 12/17/21	THB	46,000	1,594,194
3.80%, 06/14/41	THB	2,000	90,183
3.85%, 12/12/25	THB	20,500	774,220
4.00%, 06/17/66	THB	3,000	153,677
4.26%, 12/12/37(a)	THB	35,800	1,591,941
4.68%, 06/29/44	THB	17,120	889,078
4.85%, 06/17/61	THB	4,500	259,303
4.88%, 06/22/29	THB	29,000	1,242,577

			14,771,327

United Kingdom — 7.1%
LCR Finance PLC
4.50%, 12/07/28(a)	GBP	150	254,840
4.50%, 12/07/38(a)	GBP	200	399,812
Transport for London 2.13%, 04/24/25(a)	GBP	100	136,694

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
2.25%, 08/09/22(a)	GBP	100	$134,390
3.88%, 07/23/42(a)	GBP	100	174,450
United Kingdom Gilt
0.50%, 07/22/22(a)	GBP	3,654	4,737,588
0.75%, 07/22/23(a)	GBP	1,956	2,560,980
0.88%, 10/22/29(a)	GBP	500	662,870
1.00%, 04/22/24(a)	GBP	3,012	3,996,367
1.25%, 07/22/27(a)	GBP	2,860	3,925,034
1.50%, 01/22/21(a)	GBP	3,140	4,106,308
1.50%, 07/22/26(a)	GBP	2,950	4,095,693
1.50%, 07/22/47(a)	GBP	1,710	2,404,627
1.63%, 10/22/28(a)	GBP	3,150	4,466,465
1.63%, 10/22/54(a)	GBP	600	896,578
1.63%, 10/22/71(a)	GBP	870	1,409,971
1.75%, 09/07/22(a)	GBP	2,103	2,822,485
1.75%, 09/07/37(a)	GBP	2,790	4,034,463
1.75%, 01/22/49(a)	GBP	1,360	2,028,390
1.75%, 07/22/57(a)	GBP	1,820	2,863,870
2.00%, 09/07/25(a)	GBP	915	1,295,354
2.25%, 09/07/23(a)	GBP	1,538	2,129,085
2.50%, 07/22/65(a)	GBP	1,410	2,801,890
2.75%, 09/07/24(a)	GBP	2,476	3,562,239
3.25%, 01/22/44(a)	GBP	2,350	4,405,866
3.50%, 01/22/45(a)	GBP	1,529	3,006,784
3.50%, 07/22/68(a)	GBP	1,560	3,917,875
3.75%, 09/07/21(a)	GBP	2,600	3,565,286
3.75%, 07/22/52(a)	GBP	1,355	3,031,522
4.00%, 03/07/22(a)	GBP	2,236	3,133,996
4.00%, 01/22/60(a)	GBP	1,820	4,640,282
4.25%, 12/07/27(a)	GBP	1,238	2,087,032
4.25%, 06/07/32(a)	GBP	2,462	4,523,937
4.25%, 03/07/36(a)	GBP	1,641	3,186,326
4.25%, 09/07/39(a)	GBP	1,668	3,401,624
4.25%, 12/07/40(a)	GBP	1,805	3,740,106
4.25%, 12/07/46(a)	GBP	1,996	4,464,099
4.25%, 12/07/49(a)	GBP	1,176	2,733,233
4.25%, 12/07/55(a)	GBP	1,687	4,259,992

Security		Par/ Shares (000)	Value

United Kingdom (continued)
4.50%, 09/07/34(a)	GBP	2,538	$4,949,802
4.50%, 12/07/42(a)	GBP	2,505	5,492,181
4.75%, 12/07/30(a)	GBP	1,795	3,347,981
4.75%, 12/07/38(a)	GBP	1,566	3,345,794
5.00%, 03/07/25(a)	GBP	584	939,035
6.00%, 12/07/28(a)	GBP	518	996,918
8.00%, 06/07/21(a)	GBP	214	309,841

			129,379,955

Total Foreign Government Obligations — 74.2% (Cost: $1,304,970,182)			1,357,271,249

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(h)(i)		2,400	2,400,000

Total Short-Term Investments — 0.2% (Cost: $2,400,000)			2,400,000

Total Investments in Securities — 98.6% (Cost: $1,743,295,310)			1,801,828,389

Other Assets, Less Liabilities — 1.4%			26,285,327

Net Assets — 100.0%			$1,828,113,716

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(c)	Perpetual security with no stated maturity date.
(d)	Zero-coupon bond.
(e)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(f)	Maturity date represents next reset date.
(g)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	3,592	(1,192)	2,400	$2,400,000	$155,355	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	28,320,000	USD	21,518,905	CITI	11/04/19	$28,008
CAD	28,320,000	USD	21,532,847	DB	11/04/19	14,066
CAD	28,310,000	USD	21,512,256	MS	11/04/19	27,048
CAD	28,320,000	USD	21,524,811	SSB	11/04/19	22,102

88	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	28,320,000	USD	21,534,157	UBS	11/04/19	$12,756
CHF	18,120,000	USD	18,349,925	CITI	11/04/19	13,389
CNH	624,600,000	USD	88,599,264	MS	11/04/19	63,764
CZK	90,570,000	USD	3,955,782	JPM	11/04/19	5,571
DKK	59,500,000	USD	8,880,160	JPM	11/04/19	6,273
EUR	180,045,000	USD	200,714,166	CITI	11/04/19	153,141
EUR	180,045,000	USD	200,660,152	DB	11/04/19	207,154
EUR	180,050,000	USD	200,683,730	JPM	11/04/19	189,155
EUR	180,045,000	USD	200,678,157	MS	11/04/19	189,150
EUR	180,045,000	USD	200,678,157	SSB	11/04/19	189,150
GBP	155,560,000	USD	199,972,380	JPM	11/04/19	1,322,137
HUF	760,460,000	USD	2,573,838	JPM	11/04/19	11,271
ILS	16,640,000	USD	4,716,126	JPM	11/04/19	6,384
NOK	36,630,000	USD	3,975,701	JPM	11/04/19	13,974
NZD	6,870,000	USD	4,404,357	DB	11/04/19	1,373
PLN	19,970,000	USD	5,232,525	JPM	11/04/19	2,075
SEK	161,310,000	USD	16,718,141	SSB	11/04/19	25,161
USD	201,296,662	GBP	155,560,000	JPM	11/04/19	2,145
USD	4,792,088	ILS	16,640,000	DB	11/04/19	69,578
USD	4,031,905	NOK	36,630,000	SSB	11/04/19	42,230
JPY	4,785,730,000	USD	44,230,407	CITI	11/05/19	38,869
JPY	4,785,730,000	USD	44,230,407	DB	11/05/19	38,869
JPY	4,785,730,000	USD	44,242,674	MS	11/05/19	26,602
JPY	4,785,730,000	USD	44,203,852	SSB	11/05/19	65,424
JPY	4,785,730,000	USD	44,232,042	UBS	11/05/19	37,233
USD	44,595,263	JPY	4,806,645,000	CITI	11/05/19	132,518
USD	42,985,171	JPY	4,633,075,000	DB	11/05/19	127,995
USD	48,485,738	JPY	5,222,775,000	JPM	11/05/19	173,680
USD	42,984,986	JPY	4,633,080,000	MS	11/05/19	127,764
USD	42,991,394	JPY	4,633,075,000	SSB	11/05/19	134,218
AUD	260,000	USD	179,270	JPM	12/03/19	1
CAD	2,140,000	USD	1,628,294	JPM	12/03/19	16
USD	50,380,146	AUD	72,850,000	JPM	12/03/19	149,968
USD	8,928,571	CNH	62,850,000	CITI	12/03/19	13,934
USD	12,378,125	MXN	237,870,000	JPM	12/03/19	27,868
USD	8,214,861	SGD	11,170,000	JPM	12/03/19	4,976
USD	15,050,834	THB	454,020,000	JPM	12/03/19	10,970
KRW	1,269,560,000	USD	1,091,907	CITI	12/18/19	431
USD	2,079,924	CLP	1,486,480,000	CITI	12/18/19	71,768
USD	731,918	CLP	530,070,000	DB	12/18/19	15,822

						3,815,981

AUD	72,850,000	USD	50,339,350	JPM	11/04/19	(149,338)
GBP	152,400,000	USD	197,207,581	JPM	11/04/19	(2,102)
GBP	3,160,000	USD	4,089,040	MS	11/04/19	(3)
MXN	237,870,000	USD	12,435,384	JPM	11/04/19	(28,228)
SGD	11,170,000	USD	8,212,692	JPM	11/04/19	(5,190)
THB	454,020,000	USD	15,049,223	JPM	11/04/19	(12,958)
USD	533,423	AUD	790,000	CITI	11/04/19	(10,848)
USD	733,931	AUD	1,090,000	JPM	11/04/19	(17,025)

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	47,970,944	AUD	70,970,000	SSB	11/04/19	$(923,843)
USD	21,154,983	CAD	28,025,000	CITI	11/04/19	(167,483)
USD	21,153,258	CAD	28,025,000	DB	11/04/19	(169,207)
USD	22,256,666	CAD	29,495,000	JPM	11/04/19	(184,231)
USD	21,152,120	CAD	28,020,000	MS	11/04/19	(166,541)
USD	21,156,771	CAD	28,025,000	SSB	11/04/19	(165,694)
USD	553,712	CHF	550,000	JPM	11/04/19	(3,673)
USD	17,675,982	CHF	17,570,000	SSB	11/04/19	(129,947)
USD	11,032,171	CNH	78,840,000	CITI	11/04/19	(159,300)
USD	6,996	CNH	50,000	DB	11/04/19	(101)
USD	73,390,653	CNH	524,670,000	MS	11/04/19	(1,087,142)
USD	2,949,697	CNH	21,040,000	UBS	11/04/19	(36,967)
USD	3,824,382	CZK	90,570,000	CITI	11/04/19	(136,971)
USD	8,709,838	DKK	59,500,000	JPM	11/04/19	(176,595)
USD	192,523,629	EUR	176,240,000	CITI	11/04/19	(4,098,628)
USD	191,410,560	EUR	175,260,000	DB	11/04/19	(4,118,359)
USD	216,709,216	EUR	198,210,000	JPM	11/04/19	(4,423,884)
USD	191,456,653	EUR	175,260,000	MS	11/04/19	(4,072,266)
USD	191,501,344	EUR	175,260,000	SSB	11/04/19	(4,027,575)
USD	2,132,625	GBP	1,720,000	JPM	11/04/19	(93,054)
USD	1,431,339	GBP	1,160,000	JPM	11/04/19	(69,700)
USD	186,769,170	GBP	149,520,000	JPM	11/04/19	(6,709,592)
USD	3,863,786	GBP	3,160,000	MS	11/04/19	(225,252)
USD	2,477,484	HUF	760,460,000	CITI	11/04/19	(107,626)
USD	735,637	MXN	14,450,000	JPM	11/04/19	(18,067)
USD	11,254,112	MXN	223,420,000	SSB	11/04/19	(399,341)
USD	4,309,819	NZD	6,870,000	UBS	11/04/19	(95,911)
USD	4,972,814	PLN	19,970,000	CITI	11/04/19	(261,786)
USD	15,340,686	SEK	150,370,000	DB	11/04/19	(267,091)
USD	1,100,825	SEK	10,940,000	JPM	11/04/19	(34,701)
USD	8,080,138	SGD	11,170,000	JPM	11/04/19	(127,364)
USD	14,849,828	THB	454,020,000	JPM	11/04/19	(186,437)
AUD	1,590,000	USD	1,096,319	SSB	12/03/19	(12)
EUR	10,880,000	USD	12,161,218	JPM	12/03/19	(221)
EUR	22,250,000	USD	24,870,271	SSB	12/03/19	(586)
GBP	6,750,000	USD	8,742,532	JPM	12/03/19	(208)
JPY	137,960,000	USD	1,278,228	JPM	12/03/19	(19)
USD	21,520,193	CAD	28,320,000	CITI	12/03/19	(28,276)
USD	21,534,271	CAD	28,320,000	DB	12/03/19	(14,199)
USD	21,513,678	CAD	28,310,000	MS	12/03/19	(27,182)
USD	21,526,054	CAD	28,320,000	SSB	12/03/19	(22,415)
USD	21,535,581	CAD	28,320,000	UBS	12/03/19	(12,889)
USD	18,388,770	CHF	18,120,000	CITI	12/03/19	(13,478)
USD	88,529,178	CNH	624,600,000	MS	12/03/19	(64,025)
USD	3,956,133	CZK	90,570,000	JPM	12/03/19	(5,538)
USD	8,898,739	DKK	59,500,000	JPM	12/03/19	(6,203)
USD	201,088,660	EUR	180,045,000	CITI	12/03/19	(154,596)
USD	201,035,006	EUR	180,045,000	DB	12/03/19	(208,250)
USD	201,058,234	EUR	180,050,000	JPM	12/03/19	(190,611)

90	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	201,052,651	EUR	180,045,000	MS	12/03/19	$(190,605)
USD	201,052,651	EUR	180,045,000	SSB	12/03/19	(190,605)
USD	200,157,963	GBP	155,560,000	JPM	12/03/19	(1,316,999)
USD	2,577,445	HUF	760,460,000	JPM	12/03/19	(11,134)
USD	4,722,625	ILS	16,640,000	JPM	12/03/19	(6,629)
USD	44,301,240	JPY	4,785,730,000	CITI	12/03/19	(38,875)
USD	44,301,486	JPY	4,785,730,000	DB	12/03/19	(38,629)
USD	44,313,751	JPY	4,785,730,000	MS	12/03/19	(26,364)
USD	44,274,804	JPY	4,785,730,000	SSB	12/03/19	(65,311)
USD	44,302,880	JPY	4,785,730,000	UBS	12/03/19	(37,235)
USD	3,976,319	NOK	36,630,000	JPM	12/03/19	(13,869)
USD	4,406,755	NZD	6,870,000	DB	12/03/19	(1,295)
USD	5,233,385	PLN	19,970,000	JPM	12/03/19	(2,059)
USD	16,744,257	SEK	161,310,000	SSB	12/03/19	(25,119)
USD	13,320,973	IDR	189,860,006,962	CITI	12/18/19	(146,165)
USD	48,702,773	KRW	57,893,600,000	MS	12/18/19	(1,109,275)
USD	12,888,082	MYR	53,990,000	MS	12/18/19	(21,485)
USD	738,548	RUB	48,420,000	CITI	12/18/19	(12,733)
USD	5,899,607	RUB	389,790,000	DB	12/18/19	(148,339)

						(37,221,454)

	Net unrealized depreciation					$(33,405,473)

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$3,815,981

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$37,221,454

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$86,865,791

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(51,376,390)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,422,371,936
Average amounts sold — in USD	$2,792,919,434

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$3,815,981	$37,221,454

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,815,981	$37,221,454
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$3,815,981	$37,221,454

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received	Net Amount of Derivative Assets

Citibank N.A.	$452,058	$(452,058)	$—	$—
Deutsche Bank Securities Inc	474,857	(474,857)	—	—
JPMorgan Chase Bank N.A.	1,926,464	(1,926,464)	—	—
Morgan Stanley & Co. International PLC	434,328	(434,328)	—	—
State Street Bank and Trust Co.	478,285	(478,285)	—	—
UBS AG	49,989	(49,989)	—	—

	$3,815,981	$(3,815,981)	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)(d)

Citibank N.A.	$5,336,765	$(452,058)	$—	$4,884,707
Deutsche Bank Securities Inc	4,965,470	(474,857)	—	4,490,613
JPMorgan Chase Bank N.A.	13,795,629	(1,926,464)	(5,850,000)	6,019,165
Morgan Stanley & Co. International PLC	6,990,140	(434,328)	(760,000)	5,795,812
State Street Bank and Trust Co.	5,950,448	(478,285)	—	5,472,163
UBS AG	183,002	(49,989)	—	133,013

	$37,221,454	$(3,815,981)	$(6,610,000)	$26,795,473

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

92	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core International Aggregate Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$442,157,140	$—	$442,157,140
Foreign Government Obligations	—	1,357,271,249	—	1,357,271,249
Money Market Funds	2,400,000	—	—	2,400,000

	$2,400,000	$1,799,428,389	$—	$1,801,828,389

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$3,815,981	$—	$3,815,981
Liabilities
Forward Foreign Currency Exchange Contracts	—	(37,221,454)	—	(37,221,454)

	$—	$(33,405,473)	$—	$(33,405,473)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	93

Statements of Assets and Liabilities

October 31, 2019

	iShares Core 1-5 Year USD Bond ETF	iShares Core International Aggregate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,857,727,966	$1,799,428,389
Affiliated(c)	101,414,508	2,400,000
Cash	24,345	—
Foreign currency, at value(d)	—	11,963,136
Cash pledged:
Collateral — OTC derivatives	—	6,610,000
Receivables:
Investments sold	26,828,331	33,677,484
Securities lending income — Affiliated	13,151	—
Capital shares sold	5,317,175	6,703,704
Dividends	127,765	13,724
Interest	18,831,609	12,674,479
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	3,815,981

Total assets	3,010,284,850	1,877,286,897

LIABILITIES
Bank overdraft	—	300,220
Collateral on securities loaned, at value	29,670,269	—
Deferred foreign capital gain tax	—	199,077
Payables:
Investments purchased	117,224,309	11,314,140
Investment advisory fees	137,978	138,290
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	37,221,454

Total liabilities	147,032,556	49,173,181

NET ASSETS	$2,863,252,294	$1,828,113,716

NET ASSETS CONSIST OF:
Paid-in capital	$2,818,160,669	$1,743,524,396
Accumulated earnings	45,091,625	84,589,320

NET ASSETS	$2,863,252,294	$1,828,113,716

Shares outstanding	56,700,000	33,100,000

Net asset value	$50.50	$55.23

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$28,489,659	$—
(b) Investments, at cost — Unaffiliated	$2,814,813,883	$1,740,895,310
(c) Investments, at cost — Affiliated	$101,389,134	$2,400,000
(d) Foreign currency, at cost	$—	$11,834,211

See notes to financial statements.

94	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended October 31, 2019

	iShares Core 1-5 Year USD Bond ETF	iShares Core International Aggregate Bond ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$836
Dividends — Affiliated	1,853,736	155,355
Interest — Unaffiliated	71,110,728	15,075,793
Interest — Affiliated	76,161	—
Securities lending income — Affiliated — net	200,342	—
Other income — Unaffiliated	19,185	553
Foreign taxes withheld	—	(191,001)
Other foreign taxes	—	(61)

Total investment income	73,260,152	15,041,475

EXPENSES
Investment advisory fees	1,513,136	1,221,433
Miscellaneous	—	8,658

Total expenses	1,513,136	1,230,091
Less:
Investment advisory fees waived	(67,927)	—

Total expenses after fees waived	1,445,209	1,230,091

Net investment income	71,814,943	13,811,384

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	1,740,338	(782,783)
Investments — Affiliated	843	—
In-kind redemptions — Unaffiliated	827,449	—
Forward foreign currency exchange contracts	—	86,865,791
Foreign currency transactions	—	(600,267)

Net realized gain	2,568,630	85,482,741

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(a)	81,029,273	82,383,175
Investments — Affiliated	59,185	—
Forward foreign currency exchange contracts	—	(51,376,390)
Foreign currency translations	—	448,375

Net change in unrealized appreciation (depreciation)	81,088,458	31,455,160

Net realized and unrealized gain	83,657,088	116,937,901

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$155,472,031	$130,749,285

(a) Net of deferred foreign capital gain tax of	$—	$199,077

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Changes in Net Assets

	iShares Core 1-5 Year USD Bond ETF		iShares Core International Aggregate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$71,814,943	$45,249,245	$13,811,384	$6,561,127
Net realized gain (loss)	2,568,630	(5,924,743)	85,482,741	35,350,304
Net change in unrealized appreciation (depreciation)	81,088,458	(37,248,763)	31,455,160	(30,701,570)

Net increase in net assets resulting from operations	155,472,031	2,075,739	130,749,285	11,209,861

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(69,738,103)	(42,037,993)	(52,704,402)	(10,826,541)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	572,233,486	1,088,354,368	878,750,694	405,699,787

NET ASSETS
Total increase in net assets	657,967,414	1,048,392,114	956,795,577	406,083,107
Beginning of year	2,205,284,880	1,156,892,766	871,318,139	465,235,032

End of year	$2,863,252,294	$2,205,284,880	$1,828,113,716	$871,318,139

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

96	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core 1-5 Year USD Bond ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/19	10/31/18	10/31/17	10/31/16 (a)	10/31/15 (a)

Net asset value, beginning of year	$48.79	$50.08	$50.44	$50.00	$50.12

Net investment income(b)	1.42	1.24	1.03	0.94	0.77
Net realized and unrealized gain (loss)(c)	1.68	(1.37)	(0.38)	0.43	(0.13)

Net increase (decrease) from investment operations	3.10	(0.13)	0.65	1.37	0.64

Distributions(d)
From net investment income	(1.39)	(1.16)	(1.01)	(0.93)	(0.76)

Total distributions	(1.39)	(1.16)	(1.01)	(0.93)	(0.76)

Net asset value, end of year	$50.50	$48.79	$50.08	$50.44	$50.00

Total Return
Based on net asset value	6.43%	(0.25)%	1.29%	2.79%	1.28%

Ratios to Average Net Assets
Total expenses	0.06%	0.06%	0.08%	0.12%	0.12%

Total expenses after fees waived	0.06%	0.06%	0.07%	0.11%	0.12%

Net investment income	2.85%	2.53%	2.06%	1.87%	1.53%

Supplemental Data
Net assets, end of year (000)	$2,863,252	$2,205,285	$1,156,893	$580,113	$429,973

Portfolio turnover rate(e)(f)	83%	107%	124%	124%	138%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	Portfolio turnover rate includes to-be-announced (TBA) transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	97

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core International Aggregate Bond ETF
				Period From
	Year Ended	Year Ended	Year Ended	11/10/15	(a)
	10/31/19	10/31/18	10/31/17	to 10/31/16

Net asset value, beginning of period	$52.17	$51.98	$52.62	$49.85

Net investment income(b)	0.55	0.47	0.44	0.42
Net realized and unrealized gain(c)	4.80	0.44	0.30	2.67

Net increase from investment operations	5.35	0.91	0.74	3.09

Distributions(d)
From net investment income	(2.29)	(0.72)	(0.76)		(0.32)
From net realized gain	—	—	(0.20)	—
Return of capital	—	—	(0.42)	—

Total distributions	(2.29)	(0.72)	(1.38)		(0.32)

Net asset value, end of period	$55.23	$52.17	$51.98	$52.62

Total Return
Based on net asset value	10.50%	1.77%	1.46%	6.22	%(e)

Ratios to Average Net Assets
Total expenses	0.09%	0.09%	0.11%	0.15	%(f)

Net investment income	1.02%	0.91%	0.84%	0.83	%(f)

Supplemental Data
Net assets, end of period (000)	$1,828,114	$871,318	$465,235	$186,791

Portfolio turnover rate(g)	12%	11%	20%	110	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

98	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core 1-5 Year USD Bond	Diversified
Core International Aggregate Bond	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment- in-kind interest income, if any, are recognized daily on the accrual basis.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2019, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

TBA Commitments: A fund may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The underlying mortgage pools to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. A fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

TBA Roll Transactions: A fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). TBA rolls are treated as purchase and sale transactions in which the fund realizes gains and losses. A fund’s use of TBA rolls may cause the fund to experience higher portfolio turnover and higher transactions costs. TBA rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon purchase price of those securities.

100	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Core 1-5 Year USD Bond
Barclays Bank PLC	$695,104	$695,104		$—	$—
Barclays Capital Inc.	2,753,037	2,753,037		—	—
BNP Paribas Prime Brokerage International Ltd.	101,625	101,625		—	—
BofA Securities, Inc.	1,550,862	1,550,862		—	—
Citadel Clearing LLC	861,729	861,729		—	—
Citigroup Global Markets Inc.	1,264,174	1,264,174		—	—
Credit Suisse Securities (USA) LLC	723,905	723,905		—	—
Deutsche Bank Securities Inc.	394,155	394,155		—	—
Goldman Sachs & Co.	1,889,291	1,889,291		—	—
Jefferies LLC	1,365,349	1,365,349		—	—
JPMorgan Securities LLC	10,298,490	10,298,490		—	—
Morgan Stanley & Co. LLC	683,984	683,984		—	—
Natwest Markets Securities Inc.	252,851	252,851		—	—
Nomura Securities International Inc.	951,638	951,638		—	—
RBC Capital Markets LLC	2,957,385	2,957,385		—	—
Wells Fargo Securities LLC	1,746,080	1,746,080		—	—

	$28,489,659	$28,489,659		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: The iShares Core International Aggregate Bond ETF uses forward foreign currency exchange contracts to offset the Fund’s exposure to the component currencies of the non-U.S. dollar-denominated securities held in its portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core 1-5 Year USD Bond	0.06%
Core International Aggregate Bond	0.09

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For the iShares Core 1-5 Year USD Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

Sub-Adviser: BFA has entered into separate sub-advisory agreements with BlackRock International Limited and BlackRock (Singapore) Limited (together, the “Sub-Advisers”), both affiliates of BFA, under which BFA pays each of the Sub-Advisers for services it provides to the iShares Core International Aggregate Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral

102	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core 1-5 Year USD Bond	$51,944

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core 1-5 Year USD Bond	$196,483	$59,084,586	$(281,325)
Core International Aggregate Bond	—	64,007	(11,540)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, including TBA rolls and excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Core 1-5 Year USD Bond	$1,895,060,110	$1,793,542,977	$346,412,185	$287,506,084
Core International Aggregate Bond	—	—	375,189,262	162,909,095

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core 1-5 Year USD Bond	$660,566,911	$225,806,952
Core International Aggregate Bond	656,600,019	—

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
Core 1-5 Year USD Bond	$814,641	$(814,641)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18
Core 1-5 Year USD Bond Ordinary income	$69,738,103	$42,037,993

Core International Aggregate Bond Ordinary income	$52,704,402	$10,826,541

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
Core 1-5 Year USD Bond	$6,560,751	$—	$(4,273,994)		$42,804,868		$45,091,625
Core International Aggregate Bond	3,911,989	237,877	—		80,439,454		84,589,320

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, hedging transactions and the classification of investments.

For the year ended October 31, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
Core 1-5 Year USD Bond	$1,738,242
Core International Aggregate Bond	63,662

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core 1-5 Year USD Bond	$2,916,337,606	$54,009,458	$(11,204,590)	$42,804,868
Core International Aggregate Bond	1,744,623,002	69,580,817	(12,360,766)	57,220,051

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

104	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The iShares Core International Aggregate Bond ETF may invest directly in the domestic bond market in the People’s Republic of China (“China” or the “PRC”) (the “China Interbank Bond Market”) through the northbound trading of Bond Connect (“Bond Connect”). The Fund may be exposed to additional risks when investing in the China Interbank Bond Market, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) political and economic instability, and regulatory and tax risks (iii) potential delays and disruptions in the functionality of the newly developed trading platforms and operational systems, or the potential that Bond Connect ceases to operate; (iv) settlement and custody risks due to the link between the offshore custody agent and onshore custodians and clearing institutions; and (v) currency risk. In such event, there is no assurance that the Fund will achieve its investment objective.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

Core 1-5 Year USD Bond
Shares sold	16,400,000	$814,955,738	22,200,000	$1,093,259,156
Shares redeemed	(4,900,000)	(242,722,252)	(100,000)	(4,904,788)

Net increase	11,500,000	$572,233,486	22,100,000	$1,088,354,368

Core International Aggregate Bond
Shares sold	16,400,000	$878,750,694	7,900,000	$413,494,808
Shares redeemed	—	—	(150,000)	(7,795,021)

Net increase	16,400,000	$878,750,694	7,750,000	$405,699,787

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements  (continued)

may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

106	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core 1-5 Year USD Bond ETF and

iShares Core International Aggregate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core 1-5 Year USD Bond ETF and iShares Core International Aggregate Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	107

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the iShares Core International Aggregate Bond ETF earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core International Aggregate Bond	$14,817,932	$123,409

For the fiscal year ended October 31, 2019, the iShares Core 1-5 Year USD Bond ETF hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Core 1-5 Year USD Bond	$52,179,671

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
Core 1-5 Year USD Bond	$25,999,931
Core International Aggregate Bond	73,302

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

108	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares Core 1-5 Year USD Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	109

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Core International Aggregate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock (Singapore) Limited (“BSL”) (the

110	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

“Sub-Advisory Agreement”), on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	111

Board Review and Approval of Investment Advisory Contract  (continued)

profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

112	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Core 1-5 Year USD Bond(a)	$1.386191	$—	$0.000333	$1.386524	100%	—%	0	%(b)	100%
Core International Aggregate Bond	2.285916	—	—	2.285916	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core 1-5 Year USD Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 0.5% and Less than 1.0%	3	0.21
Greater than 0.0% and Less than 0.5%	1,401	96.89
At NAV	10	0.69
Less than 0.0% and Greater than –0.5%	31	2.14

	1,446	100.00%

SUPPLEMENTAL INFORMATION	113

Supplemental Information  (unaudited) (continued)

iShares Core International Aggregate Bond ETF

Period Covered: November 12, 2015 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.20%
Greater than 0.5% and Less than 1.0%	2	0.20
Greater than 0.0% and Less than 0.5%	876	89.76
At NAV	14	1.43
Less than 0.0% and Greater than –0.5%	82	8.41

	976	100.00%

114	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	115

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

116	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	117

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

AGM	Assured Guaranty Municipal Corp.

BAB	Build America Bond

GO	General Obligation

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

RB	Revenue Bond

Counterparty Abbreviations

CITI	Citibank N.A.

DB	Deutsche Bank AG London

GS	Goldman Sachs & Co.

JPM	JPMorgan Chase Bank N.A.

MS	Morgan Stanley & Co. International PLC

SSB	State Street Bank and Trust Co.

UBS	UBS AG

Currency Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNY	Chinese Yuan

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

USD	United States Dollar

118	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1006-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares Core Total USD Bond Market ETF | IUSB | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 11.51%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

Lower interest rates drove gains in the value of U.S. Treasury securities, which are typically more sensitive to changes in interest rates than other types of bonds with similar maturities. U.S. Treasury securities with longer maturities posted significantly higher returns. Deficit spending led the U.S. government to maintain a high level of Treasury bond issuance, which increased supply, but demand from international investors seeking relatively higher U.S. yields helped support prices. Despite the decline in inflation, U.S. Treasury inflation-protected securities, which have even greater price sensitivity than nominal Treasuries at comparable maturities, also posted a solid return.

Corporate bonds benefited from more accommodative interest rate policies, generally posting strong returns. Declining yields meant that investors in search of income increasingly sought out corporate debt, which typically yields more than government debt. Demand for investment-grade corporate bonds was particularly high, as investors sought substitutes for low-yielding sovereign debt. Narrow spreads (which measure the difference between yields for corporate bonds and lower-risk Treasury bonds) indicated that investors were confident in the financial resilience of U.S. corporations despite a slowing economy. Corporate bond issuance declined sharply early in the reporting period as interest rates rose and investors became concerned about an economic slowdown. However, issuance increased later in the reporting period when interest rates declined and the economy stabilized.

Among securitized bonds, commercial mortgage backed securities (“CMBSs”) posted the strongest performance amid a decline in issuance of new CMBS debt. Bonds backed by individual home mortgages advanced, despite a rise in refinancing due to lower mortgage rates. Other asset-backed bonds, including those backed by auto loans and credit card debt, also gained despite an increase in default rates, as low unemployment supported consumer spending.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® Core Total USD Bond Market ETF

Investment Objective

The iShares Core Total USD Bond Market ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield, as represented by the Bloomberg Barclays U.S. Universal Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	11.28%	3.44%	3.50%	11.28%	18.43%	20.42%
Fund Market	11.18	3.41	3.51	11.18	18.25	20.46
Index	11.36	3.49	3.54	11.36	18.69	20.63

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 6 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,054.10	$ 0.26		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 6 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Core Total USD Bond Market ETF

Portfolio Management Commentary

U.S. bonds, as represented by the Index, posted a strong return for the reporting period. Declining long-term interest rates drove the Index’s positive return. Similarly, the Fed reduced interest rates three times during the reporting period, which helped push short-term bond prices higher.

Investment-grade corporate bonds contributed the most to the Index’s return, bolstered by the Fed’s interest rate reductions and strong inflows as investors sought out higher-quality debt. Within investment-grade bonds, the banking, consumer non-cyclical, and communications industries were the leading contributors. In addition to the favorable environment for bonds, solid earnings in the banking industry led to investors’ expectations for improvements in credit quality. Meanwhile industry-specific developments and strong consumer spending drove gains in the consumer non-cyclical and communications industries.

U.S. Treasuries, which typically have greater sensitivity to changes in interest rates, also contributed to the Index’s performance during the reporting period. Additionally, negative yields affecting a total of $17 billion worth of global debt supported the Treasury market, as investors searching for higher-yielding assets drove significant inflows from foreign investors.

Mortgage-backed securities (“MBS”) contributed modestly despite higher refinancing activity during the second half of the reporting period. Refinancing activity means higher-yielding mortgages are replaced with lower-yielding mortgages, which generally weighs on the performance of MBS. Additionally, the Fed’s unwinding of mortgage purchases it made as part of its discontinued quantitative-easing program decreased demand for MBS. Nevertheless, falling interest rates helped MBS performance overall. Looking at contribution in terms of maturity, intermediate-term bonds, comprised of both corporate bonds and U.S. Treasuries, were the most significant contributors to the Index’s return.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Total Investments	(a)
U. S. Government & Agency Obligations	58.2%
Corporate Bonds & Notes	34.2
Foreign Government Obligations	5.5
Collaterized Mortgage Obligations	1.2
Municipal Debt Obligations	0.5
Asset-Backed Securities	0.4

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	61.6%
Aa	3.4
A	11.3
Baa	14.5
Ba	3.7
B	2.7
Caa	0.9
Not Rated	1.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust 3.01%, 10/15/25	$2,000	$2,079,135
Series 2017-A, Class 7A, 2.35%, 05/15/25	1,050	1,064,645
Citibank Credit Card Issuance Trust
Series 2014-A1, Class A1, 2.88%, 01/23/23	500	506,297
Series 2017-A3, Class A3, 1.92%, 04/07/22	800	800,066
Series 2017-A8, Class A8, 1.86%, 08/08/22	1,500	1,499,710
Discover Card Execution Note Trust Series 2017-A2, Class A2, 2.39%, 07/15/24	2,000	2,025,872
Drive Auto Receivables Trust Series 2018-1, Class D, 3.81%, 05/15/24 (Call 05/15/21)	2,000	2,032,666
Santander Drive Auto Receivables Trust Series 2018-4, Class C, 3.56%, 07/15/24 (Call 08/15/21)	1,605	1,630,266
Synchrony Credit Card Master Note Trust Series 2016-2, Class A, 2.21%, 05/15/24	2,000	2,008,753
Toyota Auto Receivables Owner Trust Series 2017-D, Class A4, 2.12%, 02/15/23 (Call 09/15/21)	550	552,318

Total Asset-Backed Securities — 0.3% (Cost: $14,022,218)		14,199,728

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 1.2%
Benchmark Mortgage Trust
Series 2018-B4, Class ASB, 4.06%, 07/15/51(a)	464	510,453
Series 2018-B5, Class A4, 4.21%, 07/15/51	750	851,586
Series 2019-B11, Class A4, 3.28%, 05/15/52	3,000	3,207,449
Series 2019-B9, Class A5, 4.02%, 03/15/52	2,500	2,811,547
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A4, 3.57%, 06/15/50	1,000	1,074,064
Citigroup Commercial Mortgage Trust Series 2016-GC37, Class A4, 3.31%, 04/10/49	1,000	1,058,516
Series 2017-P7, Class A4, 3.71%, 04/14/50	750	816,076
COMM Mortgage Trust
Series 2012-CR1, Class A3, 3.39%, 05/15/45	937	962,190
Series 2013-CR12, Class A4, 4.05%, 10/10/46	2,200	2,343,549
Series 2013-CR9, Class A4, 4.23%, 07/10/45(a)	450	481,961
Series 2014-UBS4, Class AM, 3.97%, 08/10/47	750	800,766
Series 2015-CR22, Class A5, 3.31%, 03/10/48	2,000	2,108,014
Series 2015-CR25, Class A4, 3.76%, 08/10/48	650	701,072
Series 2017-COR2, Class A3, 3.51%, 09/10/50	1,000	1,074,932
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5, 4.03%, 04/15/51(a)	1,750	1,943,259
GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.93%, 09/10/47	1,250	1,346,486
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A4, 4.13%, 08/15/46(a)	1,020	1,091,378
Series 2014-C18, Class A5, 4.08%, 02/15/47 (Call 02/11/24)	1,000	1,076,533
Series 2015-C32, Class A5, 3.60%, 11/15/48	2,500	2,680,934
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5, 3.45%, 09/15/50	1,000	1,071,433
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.65%, 12/15/49(a)	2,499	2,702,931
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A5, 4.06%, 02/15/47	2,000	2,149,292
Series 2014-C17, Class A5, 3.74%, 08/15/47 (Call 07/11/24)	2,500	2,664,660
Series 2014-C18, Class ASB, 3.62%, 10/15/47	930	964,789

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2015-C22, Class A4, 3.31%, 04/15/48	$500	$527,359
Series 2015-C23, Class A4, 3.72%, 07/15/50	500	537,735
Morgan Stanley Capital I Trust
Series 2018, Class A3, 4.14%, 10/15/51	1,000	1,126,693
Series 2018-H3, Class A5, 4.18%, 07/15/51	1,000	1,126,984
Series 2019-H6, Class A4, 3.42%, 06/15/52	880	945,320
UBS Commercial Mortgage Trust, Series 2018-C08, Class A4, 3.98%, 02/15/51	875	969,219
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 03/10/46	2,000	2,063,655
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class ASB, 3.24%, 12/15/47	750	772,464
WFRBS Commercial Mortgage Trust
Series 2012-C07, Class A2, 3.43%, 06/15/45	200	206,102
Series 2012-C10, Class A3, 2.88%, 12/15/45	3,325	3,394,377

		48,163,778

Total Collaterized Mortgage Obligations — 1.2% (Cost: $46,419,292)		48,163,778

Corporate Bonds & Notes

Advertising — 0.1%
Acosta Inc., 7.75%, 10/01/22 (Call 12/02/19)(b)(c)(d)	75	2,968
Interpublic Group of Companies Inc. (The) 3.75%, 10/01/21	65	66,849
3.75%, 02/15/23	225	235,422
4.20%, 04/15/24	100	107,583
5.40%, 10/01/48 (Call 04/01/48)	110	131,976
Lamar Media Corp. 5.00%, 05/01/23 (Call 12/02/19)	75	76,323
5.38%, 01/15/24 (Call 12/02/19)	50	51,320
5.75%, 02/01/26 (Call 02/01/21)	140	148,676
MDC Partners Inc., 6.50%, 05/01/24 (Call 12/02/19)(b)	125	119,455
National CineMedia LLC 5.75%, 08/15/26 (Call 08/15/21)	75	73,378
5.88%, 04/15/28 (Call 04/15/23)(b)	75	78,762
Omnicom Group Inc./Omnicom Capital Inc. 3.60%, 04/15/26 (Call 01/15/26)	375	396,041
3.63%, 05/01/22	275	284,905
3.65%, 11/01/24 (Call 08/01/24)	5	5,274
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.00%, 08/15/27 (Call 08/15/22)(b)	45	47,168
5.63%, 02/15/24 (Call 12/02/19)	50	51,439
5.88%, 03/15/25 (Call 12/02/19)	75	77,406
WPP Finance 2010 3.75%, 09/19/24	100	105,076
4.75%, 11/21/21	50	52,482

		2,112,503

Aerospace & Defense — 0.6%
Airbus Finance BV, 2.70%, 04/17/23(b)	175	178,717
Airbus SE, 3.15%, 04/10/27 (Call 01/10/27)(b)	150	157,932
Arconic Inc. 5.13%, 10/01/24 (Call 07/01/24)	180	193,055
5.40%, 04/15/21 (Call 01/15/21)(d)	215	221,901
5.87%, 02/23/22	400	427,908
5.90%, 02/01/27	175	195,216
5.95%, 02/01/37	100	108,035
6.75%, 01/15/28	150	172,552

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
BAE Systems Holdings Inc. 3.80%, 10/07/24(b)	$135	$142,919
3.85%, 12/15/25 (Call 09/15/25)(b)	100	106,570
BBA U.S. Holdings Inc. 4.00%, 03/01/28 (Call 03/01/23)(b)	80	79,421
5.38%, 05/01/26 (Call 05/01/21)(b)	65	68,536
Boeing Co. (The) 1.88%, 06/15/23 (Call 04/15/23)	125	124,006
2.25%, 06/15/26 (Call 03/15/26)	35	34,739
2.35%, 10/30/21	25	25,183
2.70%, 05/01/22	45	45,724
2.70%, 02/01/27 (Call 12/01/26)	80	81,270
2.80%, 03/01/23 (Call 02/01/23)	55	56,246
2.80%, 03/01/24 (Call 02/01/24)	200	205,666
2.80%, 03/01/27 (Call 12/01/26)	100	102,067
2.85%, 10/30/24 (Call 07/30/24)	100	102,996
2.95%, 02/01/30 (Call 11/01/29)	165	168,663
3.10%, 05/01/26 (Call 03/01/26)	250	261,437
3.20%, 03/01/29 (Call 12/01/28)	45	47,105
3.25%, 03/01/28 (Call 12/01/27)	70	73,469
3.25%, 02/01/35 (Call 11/01/34)	200	209,318
3.38%, 06/15/46 (Call 12/15/45)	25	25,086
3.50%, 03/01/39 (Call 09/01/38)	45	46,948
3.55%, 03/01/38 (Call 09/01/37)	55	57,581
3.60%, 05/01/34 (Call 02/01/34)	150	162,570
3.65%, 03/01/47 (Call 09/01/46)	150	156,925
3.75%, 02/01/50 (Call 08/01/49)	190	203,684
3.90%, 05/01/49 (Call 11/01/48)	150	163,923
3.95%, 08/01/59 (Call 02/01/59)	200	218,200
5.88%, 02/15/40	100	134,442
6.13%, 02/15/33	45	59,944
6.88%, 03/15/39	100	147,112
Bombardier Inc. 5.75%, 03/15/22(b)	150	146,864
6.00%, 10/15/22 (Call 12/02/19)(b)	200	195,048
6.13%, 01/15/23(b)	175	170,182
7.50%, 12/01/24 (Call 12/01/20)(b)	200	194,110
7.50%, 03/15/25 (Call 03/15/20)(b)	275	262,991
7.88%, 04/15/27 (Call 04/15/22)(b)	340	319,994
8.75%, 12/01/21(b)	175	186,303
Embraer Netherlands Finance BV 5.05%, 06/15/25	225	246,809
5.40%, 02/01/27	145	164,326
Embraer Overseas Ltd., 5.70%, 09/16/23(b)	25	27,569
Embraer SA, 5.15%, 06/15/22	25	26,505
General Dynamics Corp. 1.88%, 08/15/23 (Call 06/15/23)	225	224,793
2.13%, 08/15/26 (Call 05/15/26)	165	165,394
2.25%, 11/15/22 (Call 08/15/22)	120	121,367
2.38%, 11/15/24 (Call 09/15/24)	85	86,702
2.63%, 11/15/27 (Call 08/15/27)	125	129,006
3.00%, 05/11/21	380	386,924
3.38%, 05/15/23 (Call 04/15/23)	70	73,473
3.50%, 05/15/25 (Call 03/15/25)	100	107,501
3.60%, 11/15/42 (Call 05/15/42)	10	11,127
3.75%, 05/15/28 (Call 02/15/28)	50	55,748
3.88%, 07/15/21 (Call 04/15/21)	5	5,143
Kratos Defense & Security Solutions Inc., 6.50%, 11/30/25 (Call 11/30/20)(b)	37	39,347

Security	Par (000)	Value

Aerospace & Defense (continued)
L3Harris Technologies Inc. 3.83%, 04/27/25 (Call 01/27/25)	$100	$107,298
3.85%, 06/15/23 (Call 05/15/23)(b)	10	10,567
3.85%, 12/15/26 (Call 09/15/26)(b)	250	268,332
3.95%, 05/28/24 (Call 02/28/24)(b)	100	106,593
4.40%, 06/15/28 (Call 03/15/28)	125	140,755
4.40%, 06/15/28 (Call 03/15/28)(b)	75	84,282
4.85%, 04/27/35 (Call 10/27/34)	60	71,318
4.95%, 02/15/21 (Call 11/15/20)(b)	25	25,708
5.05%, 04/27/45 (Call 10/27/44)	110	137,854
Leonardo U.S. Holdings Inc., 6.25%, 01/15/40(b)	100	109,846
Lockheed Martin Corp. 2.50%, 11/23/20 (Call 10/23/20)	526	528,982
2.90%, 03/01/25 (Call 12/01/24)	367	383,192
3.10%, 01/15/23 (Call 11/15/22)	50	51,824
3.35%, 09/15/21	350	359,982
3.55%, 01/15/26 (Call 10/15/25)	120	129,634
3.60%, 03/01/35 (Call 09/01/34)	125	135,536
3.80%, 03/01/45 (Call 09/01/44)	225	250,627
4.09%, 09/15/52 (Call 03/15/52)	82	95,874
4.50%, 05/15/36 (Call 11/15/35)	90	107,542
4.70%, 05/15/46 (Call 11/15/45)	375	474,675
5.72%, 06/01/40	25	33,728
Series B, 6.15%, 09/01/36	100	137,969
Northrop Grumman Corp. 2.55%, 10/15/22 (Call 09/15/22)	150	152,404
2.93%, 01/15/25 (Call 11/15/24)	614	635,355
3.20%, 02/01/27 (Call 11/01/26)	75	78,589
3.25%, 08/01/23	360	375,880
3.25%, 01/15/28 (Call 10/15/27)	396	414,751
3.50%, 03/15/21	50	51,032
3.85%, 04/15/45 (Call 10/15/44)	145	158,046
4.03%, 10/15/47 (Call 04/15/47)	330	371,646
4.75%, 06/01/43	161	196,681
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22 (Call 11/12/19)(b)	25	26,134
Raytheon Co. 2.50%, 12/15/22 (Call 09/15/22)	220	223,740
4.88%, 10/15/40	30	37,763
Rockwell Collins Inc. 2.80%, 03/15/22 (Call 02/15/22)	15	15,280
3.20%, 03/15/24 (Call 01/15/24)	60	62,562
3.50%, 03/15/27 (Call 12/15/26)	290	310,207
3.70%, 12/15/23 (Call 09/15/23)	50	52,822
4.35%, 04/15/47 (Call 10/15/46)	150	176,097
4.80%, 12/15/43 (Call 06/15/43)	90	109,970
Spirit AeroSystems Inc., 4.60%, 06/15/28 (Call 03/15/28)	175	187,526
TransDigm Inc. 5.50%, 11/15/27 (Call 11/15/22)(b)	395	393,582
6.00%, 07/15/22 (Call 12/02/19)	250	254,275
6.25%, 03/15/26 (Call 03/15/22)(b)	505	540,966
6.38%, 06/15/26 (Call 06/15/21)	175	182,343
6.50%, 07/15/24 (Call 12/02/19)	175	180,696
6.50%, 05/15/25 (Call 05/15/20)	100	103,491
7.50%, 03/15/27 (Call 03/15/22)	70	75,257
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 05/15/21)	200	214,334
Triumph Group Inc. 5.25%, 06/01/22 (Call 12/02/19)	75	73,994
6.25%, 09/15/24 (Call 09/15/20)(b)	75	78,864

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
7.75%, 08/15/25 (Call 08/15/20)	$100	$100,244
United Technologies Corp.
1.95%, 11/01/21 (Call 10/01/21)	215	215,239
2.65%, 11/01/26 (Call 08/01/26)	25	25,772
2.80%, 05/04/24 (Call 03/04/24)	40	41,213
3.10%, 06/01/22	704	725,528
3.13%, 05/04/27 (Call 02/04/27)	290	305,701
3.35%, 08/16/21	251	257,418
3.65%, 08/16/23 (Call 07/16/23)	330	349,133
3.75%, 11/01/46 (Call 05/01/46)	145	160,026
3.95%, 08/16/25 (Call 06/16/25)	210	230,005
4.05%, 05/04/47 (Call 11/04/46)	175	201,187
4.13%, 11/16/28 (Call 08/16/28)	515	584,298
4.15%, 05/15/45 (Call 11/16/44)	125	144,210
4.45%, 11/16/38 (Call 05/16/38)	125	149,528
4.50%, 06/01/42	580	698,471
4.63%, 11/16/48 (Call 05/16/48)	275	345,977
5.40%, 05/01/35	65	83,176
5.70%, 04/15/40	230	309,223
6.05%, 06/01/36	125	170,080
6.13%, 07/15/38	165	229,688
7.50%, 09/15/29	50	70,278

		23,197,092

Agriculture — 0.4%
Adecoagro SA, 6.00%, 09/21/27 (Call 09/21/22)(e)	150	144,708
Altria Group Inc.
2.85%, 08/09/22	309	313,582
2.95%, 05/02/23	250	254,400
3.49%, 02/14/22	100	102,685
3.80%, 02/14/24 (Call 01/14/24)	70	73,427
3.88%, 09/16/46 (Call 03/16/46)	150	138,617
4.00%, 01/31/24	305	322,473
4.25%, 08/09/42	150	146,517
4.40%, 02/14/26 (Call 12/14/25)	500	539,070
4.50%, 05/02/43	275	278,479
4.75%, 05/05/21	535	555,742
4.80%, 02/14/29 (Call 11/14/28)	300	328,938
5.38%, 01/31/44	305	342,265
5.80%, 02/14/39 (Call 08/14/38)	200	231,526
5.95%, 02/14/49 (Call 08/14/48)	175	205,518
6.20%, 02/14/59 (Call 08/14/58)	295	347,746
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	245	248,092
3.38%, 03/15/22 (Call 02/15/22)	70	72,184
3.75%, 09/15/47 (Call 03/15/47)	115	127,360
4.02%, 04/16/43	125	142,047
4.50%, 03/15/49 (Call 09/15/48)	60	74,447
4.54%, 03/26/42	135	164,314
5.38%, 09/15/35	75	95,949
BAT Capital Corp.
2.76%, 08/15/22 (Call 07/15/22)	185	186,776
2.79%, 09/06/24 (Call 08/06/24)	240	239,251
3.22%, 08/15/24 (Call 06/15/24)	505	512,560
3.22%, 09/06/26 (Call 07/06/26)	300	298,845
3.46%, 09/06/29 (Call 06/06/29)	205	201,562
3.56%, 08/15/27 (Call 05/15/27)	555	559,690
4.39%, 08/15/37 (Call 02/15/37)	500	493,290
4.54%, 08/15/47 (Call 02/15/47)	280	270,208
4.76%, 09/06/49 (Call 03/06/49)	205	203,913

Security	Par (000)	Value

Agriculture (continued)
BAT International Finance PLC
3.50%, 06/15/22(b)	$150	$154,161
3.95%, 06/15/25(b)	325	339,440
Bunge Ltd. Finance Corp.
3.00%, 09/25/22 (Call 08/25/22)	57	57,649
3.25%, 08/15/26 (Call 05/15/26)	355	356,171
3.50%, 11/24/20(d)	240	242,674
3.75%, 09/25/27 (Call 06/25/27)	115	118,746
4.35%, 03/15/24 (Call 02/15/24)	223	235,816
Cargill Inc.
3.05%, 04/19/21(b)	300	305,034
3.25%, 03/01/23(b)	95	98,737
3.25%, 05/23/29 (Call 02/23/29)(b)	100	107,282
3.88%, 05/23/49 (Call 11/23/48)(b)	100	114,224
Cooke Omega Investments Inc./Alpha VesselCo Holdings Inc., 8.50%, 12/15/22 (Call 06/15/20)(b)	50	48,734
Imperial Brands Finance PLC
3.13%, 07/26/24 (Call 06/26/24)(b)	450	452,295
3.50%, 02/11/23 (Call 11/11/22)(b)	200	204,776
3.50%, 07/26/26 (Call 05/26/26)(b)	250	249,450
3.75%, 07/21/22 (Call 05/21/22)(b)	200	206,288
3.88%, 07/26/29 (Call 04/26/29)(b)	200	200,160
JBS Investments II GmbH, 7.00%, 01/15/26 (Call 01/15/22)(b)	250	271,072
Philip Morris International Inc.
1.88%, 02/25/21 (Call 01/25/21)	180	179,996
2.38%, 08/17/22 (Call 07/17/22)	135	136,246
2.75%, 02/25/26 (Call 11/25/25)	175	178,005
2.88%, 05/01/24 (Call 04/01/24)	915	940,291
2.90%, 11/15/21	50	50,951
3.13%, 08/17/27 (Call 05/17/27)	25	25,899
3.13%, 03/02/28 (Call 12/02/27)	50	51,686
3.25%, 11/10/24	450	471,667
3.38%, 08/11/25 (Call 05/11/25)	75	79,219
3.38%, 08/15/29 (Call 05/15/29)	175	184,145
3.88%, 08/21/42	60	61,629
4.13%, 05/17/21	15	15,497
4.13%, 03/04/43	270	289,907
4.25%, 11/10/44	300	329,487
4.38%, 11/15/41	75	82,901
4.50%, 03/20/42	60	67,241
4.88%, 11/15/43	195	229,059
6.38%, 05/16/38	170	232,460
Pyxus International Inc.
8.50%, 04/15/21 (Call 12/02/19)(b)	55	54,030
9.88%, 07/15/21 (Call 12/02/19)(d)	85	53,701
Reynolds American Inc.
4.00%, 06/12/22	335	348,547
4.45%, 06/12/25 (Call 03/12/25)	391	419,078
5.70%, 08/15/35 (Call 02/15/35)	140	157,016
5.85%, 08/15/45 (Call 02/15/45)	395	440,927
6.15%, 09/15/43	50	56,689
Vector Group Ltd.
6.13%, 02/01/25 (Call 02/01/20)(b)	85	81,774
10.50%, 11/01/26 (Call 11/01/21)(b)	50	51,032

		17,247,970

Airlines — 0.1%
Air Canada, 7.75%, 04/15/21(b)	50	53,671
Air Canada Pass Through Trust Series 2013-1, Class A, 4.13%, 11/15/26(b)	7	7,818

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Airlines (continued)
Series 2015-1, Class A, 3.60%, 09/15/28(b)	$82	$85,539
Series 2017-1, Class AA, 3.30%, 07/15/31(b)	95	97,040
American Airlines Group Inc., 5.00%, 06/01/22(b)	120	125,111
American Airlines Pass Through Trust
Series 2013-2, Class A, 4.95%, 01/15/23	199	208,391
Series 2015-1, Class A, 3.38%, 05/01/27	120	124,841
Series 2015-2, Class AA, 3.60%, 09/22/27	8	8,760
Series 2016-3, Class AA, 3.00%, 10/15/28	246	249,344
Series 2017-2, Class AA, 3.35%, 04/15/31	184	188,356
Series 2019-1, Class AA, 3.15%, 08/15/33	45	46,894
Delta Air Lines Inc.
2.60%, 12/04/20	125	125,305
2.90%, 10/28/24 (Call 09/28/24)	110	109,536
3.40%, 04/19/21	162	164,232
3.63%, 03/15/22 (Call 02/15/22)	400	409,812
3.75%, 10/28/29 (Call 07/28/29)	100	99,560
3.80%, 04/19/23 (Call 03/19/23)	350	361,959
4.38%, 04/19/28 (Call 01/19/28)	60	62,740
Delta Air Lines Inc. Pass Through Trust, Series 2019-1, Class AA, 3.20%, 10/25/25	30	31,216
Latam Airlines Pass Through Trust, Series 2015-1, Class A, 4.20%, 11/15/27	147	152,187
Southwest Airlines Co.
2.65%, 11/05/20 (Call 10/05/20)	205	206,544
2.75%, 11/16/22 (Call 10/16/22)	20	20,273
3.00%, 11/15/26 (Call 08/15/26)	110	112,747
3.45%, 11/16/27 (Call 08/16/27)	25	26,352
Spirit Airlines Pass Through Trust, Series 2015-1, Class A, 4.10%, 04/01/28	153	160,929
U.S. Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 05/15/27	17	18,068
United Airlines Holdings Inc.
4.25%, 10/01/22	75	77,419
4.88%, 01/15/25	50	52,768
5.00%, 02/01/24	100	105,283
6.00%, 12/01/20(d)	50	51,797
United Airlines Pass Through Trust
Series 2013-1, Class A, 4.30%, 02/15/27	38	40,456
Series 2014-2, Class A, 3.75%, 09/03/26	131	138,798
Series 2015-1, Class AA, 3.45%, 06/01/29	192	199,285
Series 2016-1, Class A, 3.45%, 01/07/30	134	138,091
Series 2016-1, Class AA, 3.10%, 07/07/28	94	94,955
Series 2016-2, Class AA, 2.88%, 10/07/28	45	45,138
Series 2018-1, Class AA, 3.50%, 09/01/31	96	99,739
Series 2019, Class AA, 4.15%, 02/25/33	20	21,795
Unity 1 Sukuk Ltd., 3.86%, 11/30/21(e)	200	204,128
Virgin Australia Holdings Ltd.
7.88%, 10/15/21(b)	75	77,110
8.13%, 11/15/24 (Call 05/15/24)(b)	75	74,758
WestJet Airlines Ltd., 3.50%, 06/16/21 (Call 05/16/21)(b)	20	20,214

		4,698,959

Apparel — 0.1%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(b)	219	230,123
4.88%, 05/15/26 (Call 02/15/26)(b)	225	237,712
Levi Strauss & Co., 5.00%, 05/01/25 (Call 05/01/20)(d)	140	145,310
Michael Kors USA Inc., 4.00%, 11/01/24 (Call 09/01/24)(b)	50	51,756
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	115	117,244
2.38%, 11/01/26 (Call 08/01/26)	200	204,496

Security	Par (000)	Value

Apparel (continued)
3.63%, 05/01/43 (Call 11/01/42)	$30	$32,726
3.88%, 11/01/45 (Call 05/01/45)	155	176,043
Ralph Lauren Corp., 3.75%, 09/15/25 (Call 07/15/25)	160	172,099
Tapestry Inc.
3.00%, 07/15/22 (Call 06/15/22)	100	101,335
4.13%, 07/15/27 (Call 04/15/27)	60	61,237
4.25%, 04/01/25 (Call 01/01/25)	100	105,064
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)(d)	90	86,876
VF Corp.
3.50%, 09/01/21 (Call 06/01/21)	100	102,556
6.45%, 11/01/37	10	14,152
William Carter Co. (The), 5.63%, 03/15/27 (Call 03/15/22)(b)	75	80,338
Wolverine World Wide Inc., 5.00%, 09/01/26 (Call 09/01/21)(b)	25	25,394

		1,944,461

Auto Manufacturers — 0.7%
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)(b)	150	153,771
5.00%, 10/01/24 (Call 11/12/19)(b)	50	51,244
5.88%, 06/01/29 (Call 06/01/24)(b)	70	75,431
American Honda Finance Corp.
1.65%, 07/12/21	10	9,970
1.70%, 09/09/21	100	99,747
2.05%, 01/10/23	125	125,323
2.15%, 09/10/24	150	150,506
2.20%, 06/27/22	50	50,512
2.30%, 09/09/26	85	85,118
2.40%, 06/27/24	65	65,849
2.60%, 11/16/22	307	313,002
2.65%, 02/12/21	325	328,412
2.90%, 02/16/24	83	85,720
3.38%, 12/10/21	125	128,904
3.45%, 07/14/23	215	225,971
3.50%, 02/15/28	100	108,185
3.55%, 01/12/24	250	265,230
3.63%, 10/10/23	25	26,502
Aston Martin Capital Holdings Ltd., 6.50%, 04/15/22 (Call 12/02/19)(b)(d)	200	176,002
BCD Acquisition Inc., 9.63%, 09/15/23 (Call 12/02/19)(b)	100	103,005
BMW Finance NV, 2.85%, 08/14/29 (Call 05/14/29)(b)	200	202,124
BMW U.S. Capital LLC
1.85%, 09/15/21 (Call 08/15/21)(b)(d)	400	399,192
2.00%, 04/11/21 (Call 03/11/21)(b)	51	51,081
2.25%, 09/15/23 (Call 07/15/23)(b)	25	25,070
2.80%, 04/11/26 (Call 01/11/26)(b)	330	334,805
2.95%, 04/14/22(b)	125	127,609
3.10%, 04/12/21(b)	350	355,911
3.15%, 04/18/24 (Call 03/18/24)(b)	120	124,165
3.40%, 08/13/21(b)	130	133,283
3.45%, 04/12/23 (Call 03/12/23)(b)	250	260,330
3.63%, 04/18/29 (Call 01/18/29)(b)	100	107,788
3.75%, 04/12/28 (Call 01/12/28)(b)	300	324,315
Daimler Finance North America LLC
2.00%, 07/06/21(b)	225	224,467
2.55%, 08/15/22(b)	150	151,219
2.70%, 06/14/24(b)	150	151,543
3.00%, 02/22/21(b)	250	252,920
3.10%, 08/15/29(b)	150	152,767
3.25%, 08/01/24(b)	150	155,115

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
3.35%, 05/04/21(b)	$250	$254,672
3.35%, 02/22/23(b)	150	154,725
3.40%, 02/22/22(b)	150	153,877
3.65%, 02/22/24(b)	375	393,397
3.70%, 05/04/23(b)	150	156,847
3.75%, 11/05/21(b)	250	258,142
3.75%, 02/22/28(b)	200	214,282
4.30%, 02/22/29(b)(d)	150	167,667
8.50%, 01/18/31	250	376,702
Fiat Chrysler Automobiles NV, 5.25%, 04/15/23	200	213,690
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)	255	256,726
4.75%, 01/15/43	311	271,416
5.29%, 12/08/46 (Call 06/08/46)	225	208,345
7.45%, 07/16/31	268	312,006
Ford Motor Credit Co. LLC
2.34%, 11/02/20	400	398,640
3.10%, 05/04/23	615	606,796
3.20%, 01/15/21	300	301,077
3.34%, 03/18/21	500	503,000
3.81%, 10/12/21	360	365,789
3.81%, 01/09/24 (Call 11/09/23)	200	199,896
3.82%, 11/02/27 (Call 08/02/27)	300	285,273
4.06%, 11/01/24 (Call 10/01/24)	200	200,970
4.13%, 08/04/25	275	274,145
4.39%, 01/08/26	210	209,290
4.54%, 08/01/26 (Call 06/01/26)	200	201,196
4.69%, 06/09/25 (Call 04/09/25)	15	15,345
5.11%, 05/03/29 (Call 02/03/29)	200	202,654
5.58%, 03/18/24 (Call 02/18/24)	345	367,273
5.75%, 02/01/21	400	413,728
5.88%, 08/02/21	225	235,865
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)	210	214,488
4.88%, 10/02/23	75	80,445
5.00%, 10/01/28 (Call 07/01/28)	160	171,667
5.00%, 04/01/35	180	182,729
5.15%, 04/01/38 (Call 10/01/37)	65	65,619
5.20%, 04/01/45	171	170,490
5.40%, 04/01/48 (Call 10/01/47)	105	106,001
5.95%, 04/01/49 (Call 10/01/48)	225	244,255
6.25%, 10/02/43	245	270,774
6.60%, 04/01/36 (Call 10/01/35)	130	150,851
6.75%, 04/01/46 (Call 10/01/45)	55	63,533
General Motors Financial Co. Inc.
2.45%, 11/06/20	30	30,016
3.15%, 06/30/22 (Call 05/30/22)	325	330,135
3.20%, 07/06/21 (Call 06/06/21)	88	89,079
3.25%, 01/05/23 (Call 12/05/22)	50	50,679
3.45%, 01/14/22 (Call 12/14/21)	200	203,916
3.45%, 04/10/22 (Call 02/10/22)	375	382,526
3.55%, 04/09/21	100	101,606
3.55%, 07/08/22	125	128,176
3.70%, 11/24/20 (Call 10/24/20)	135	136,948
3.70%, 05/09/23 (Call 03/09/23)	151	154,899
3.85%, 01/05/28 (Call 10/05/27)	65	65,255
3.95%, 04/13/24 (Call 02/13/24)	254	262,890
4.00%, 01/15/25 (Call 10/15/24)	400	413,824
4.15%, 06/19/23 (Call 05/19/23)	105	109,473
4.20%, 03/01/21 (Call 02/01/21)	100	102,220

Security	Par (000)	Value

Auto Manufacturers (continued)
4.20%, 11/06/21	$298	$307,858
4.25%, 05/15/23	150	156,985
4.30%, 07/13/25 (Call 04/13/25)	650	681,518
4.35%, 04/09/25 (Call 02/09/25)	240	252,103
4.35%, 01/17/27 (Call 10/17/26)	460	474,780
4.38%, 09/25/21	40	41,402
5.10%, 01/17/24 (Call 12/17/23)	160	172,728
5.25%, 03/01/26 (Call 12/01/25)	102	110,684
5.65%, 01/17/29 (Call 10/17/28)	70	78,307
Harley-Davidson Financial Services Inc.
2.55%, 06/09/22 (Call 05/09/22)(b)	75	74,939
3.55%, 05/21/21(b)	400	406,888
4.05%, 02/04/22(b)	100	103,337
Hyundai Capital America
2.75%, 09/27/26(e)	50	48,809
3.00%, 06/20/22(e)	400	404,368
3.45%, 03/12/21(e)	200	202,810
3.75%, 07/08/21(e)	100	102,161
3.95%, 02/01/22(e)	45	46,354
4.13%, 06/08/23(d)(e)	300	313,950
4.30%, 02/01/24(e)	50	52,840
Hyundai Capital Services Inc.
3.00%, 03/06/22(e)	200	202,114
3.75%, 03/05/23(e)	250	258,880
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27 (Call 07/01/27)(b)(d)	200	171,892
JB Poindexter & Co. Inc., 7.13%, 04/15/26 (Call 04/15/21)(b)	50	52,089
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(b)	155	158,103
Nissan Motor Acceptance Corp.
2.60%, 09/28/22(b)	150	150,227
2.65%, 07/13/22(b)	100	100,529
2.80%, 01/13/22(b)	225	226,726
3.88%, 09/21/23(b)	50	52,407
PACCAR Financial Corp.
1.90%, 02/07/23	75	74,996
2.05%, 11/13/20	190	190,534
2.15%, 08/15/24	110	110,403
2.30%, 08/10/22	155	156,813
2.65%, 05/10/22	50	50,958
2.80%, 03/01/21	60	60,670
3.40%, 08/09/23	25	26,111
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(b)(d)	275	259,875
Toyota Motor Corp.
2.16%, 07/02/22	125	126,046
2.36%, 07/02/24	100	101,680
2.76%, 07/02/29	90	93,346
3.18%, 07/20/21	428	438,062
3.42%, 07/20/23	125	131,690
3.67%, 07/20/28	45	50,008
Toyota Motor Credit Corp.
1.80%, 10/07/21	110	110,041
1.90%, 04/08/21	25	25,046
2.00%, 10/07/24	110	110,155
2.15%, 09/08/22	112	112,969
2.60%, 01/11/22	65	66,097
2.63%, 01/10/23	185	189,205
2.65%, 04/12/22	350	356,972
2.70%, 01/11/23	25	25,668

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
2.75%, 05/17/21	$45	$45,646
2.80%, 07/13/22	115	117,874
2.90%, 04/17/24	170	176,715
2.95%, 04/13/21	260	264,194
3.05%, 01/11/28	50	53,103
3.20%, 01/11/27	110	117,861
3.30%, 01/12/22	300	309,564
3.40%, 09/15/21	60	61,746
3.40%, 04/14/25	260	278,528
3.45%, 09/20/23	110	116,281
3.65%, 01/08/29	10	11,095
Volkswagen Group of America Finance LLC
2.85%, 09/26/24 (Call 08/26/24)(b)	200	202,552
3.20%, 09/26/26 (Call 07/26/26)(b)	200	204,664
4.25%, 11/13/23(b)	200	213,880
4.75%, 11/13/28(b)	200	226,604
Wabash National Corp., 5.50%, 10/01/25 (Call 10/01/20)(b)	50	48,844

		29,340,317

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (Call 08/15/21)(b)	200	158,928
Adient U.S. LLC, 7.00%, 05/15/26 (Call 05/15/22)(b)	60	63,128
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (Call 04/01/20)(d)	110	106,141
6.25%, 03/15/26 (Call 03/15/21)	80	76,196
6.50%, 04/01/27 (Call 04/01/22)	100	94,978
6.63%, 10/15/22 (Call 12/02/19)	50	50,485
Aptiv Corp., 4.15%, 03/15/24 (Call 12/15/23)	143	151,657
Aptiv PLC
4.25%, 01/15/26 (Call 10/15/25)	175	187,878
4.35%, 03/15/29 (Call 12/15/28)	25	27,127
4.40%, 10/01/46 (Call 04/01/46)	51	50,402
5.40%, 03/15/49 (Call 09/15/48)	110	124,304
BorgWarner Inc., 3.38%, 03/15/25 (Call 12/15/24)	30	31,354
Cooper-Standard Automotive Inc., 5.63%, 11/15/26 (Call 11/15/21)(b)	48	41,388
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/20)(b)	75	77,796
Dana Inc., 5.50%, 12/15/24 (Call 12/15/19)	100	102,759
Delphi Technologies PLC, 5.00%, 10/01/25(b)(d)	75	65,086
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(d)	100	100,649
5.00%, 05/31/26 (Call 05/31/21)(d)	150	155,183
5.13%, 11/15/23 (Call 12/02/19)	150	152,097
Lear Corp.
3.80%, 09/15/27 (Call 06/15/27)	190	192,242
4.25%, 05/15/29 (Call 02/15/29)	110	113,435
5.25%, 01/15/25 (Call 01/15/20)	100	103,115
5.25%, 05/15/49 (Call 11/15/48)	100	102,509
Magna International Inc.
3.63%, 06/15/24 (Call 03/15/24)	60	63,104
4.15%, 10/01/25 (Call 07/01/25)	115	124,445
Meritor Inc., 6.25%, 02/15/24 (Call 12/02/19)	50	51,335
Panther BF Aggregator 2 LP/Panther Finance Co. Inc.
6.25%, 05/15/26 (Call 05/15/22)(b)	165	174,610
8.50%, 05/15/27 (Call 05/15/22)(b)(d)	300	302,241
Tenneco Inc., 5.00%, 07/15/26 (Call 07/15/21)(d)	75	59,330
Titan International Inc., 6.50%, 11/30/23 (Call 12/02/19)	100	83,257

Security	Par (000)	Value

Auto Parts & Equipment (continued)
Toyota Industries Corp.
3.11%, 03/12/22 (Call 02/12/22)(b)	$200	$203,972
3.24%, 03/16/23 (Call 02/16/23)(b)	250	257,928
3.57%, 03/16/28 (Call 12/16/27)(b)	250	268,890
ZF North America Capital Inc., 4.75%, 04/29/25(b)	225	235,683

		4,153,632

Banks — 6.8%
ABN AMRO Bank NV
2.65%, 01/19/21(b)	775	781,332
3.40%, 08/27/21(b)	200	204,612
4.40%, 03/27/28 (Call 03/27/23)(a)(e)	200	208,100
4.75%, 07/28/25(b)	250	272,130
Abu Dhabi Commercial Bank PJSC, 2.75%, 10/05/21(e)	200	200,902
Akbank Turk AS
5.13%, 03/31/25(e)	200	191,204
7.20%, 03/16/27 (Call 03/16/22)(a)(e)	400	377,764
Amber Circle Funding Ltd., 3.25%, 12/04/22(e)	600	614,322
ANZ New Zealand Int’l Ltd./London
2.75%, 01/22/21(b)	450	453,910
3.40%, 03/19/24(b)	200	209,280
3.45%, 01/21/28(b)	250	266,170
ASB Bank Ltd., 3.75%, 06/14/23(b)	350	367,003
Australia & New Zealand Banking Group Ltd.
3.30%, 05/17/21	500	510,510
4.88%, 01/12/21(b)	210	217,279
Australia & New Zealand Banking Group Ltd./New York NY, 2.63%, 05/19/22	250	254,343
Axis Bank Ltd./Dubai, 2.88%, 06/01/21(e)	200	200,290
Azure Orbit International Finance Ltd., 3.75%, 03/06/23(e)	200	207,482
Banco Bradesco SA/Cayman Islands
5.75%, 03/01/22(e)	200	211,924
5.90%, 01/16/21(e)	100	103,608
Banco Davivienda SA, 5.88%, 07/09/22(d)(e)	200	213,782
Banco de Credito del Peru, 4.25%, 04/01/23(e)	200	211,010
Banco de Credito del Peru/Panama, 6.88%, 09/16/26 (Call 09/16/21)(a)(e)	200	214,256
Banco do Brasil SA/Cayman
3.88%, 10/10/22	200	204,476
4.63%, 01/15/25(e)	200	209,154
5.38%, 01/15/21(e)	200	206,324
5.88%, 01/26/22(e)	200	211,416
5.88%, 01/19/23(e)	400	430,328
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, 06/06/24(e)	150	155,259
Banco Internacional del Peru SAA Interbank, 3.38%, 01/18/23 (Call 10/18/22)(e)	150	151,868
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 4.13%, 11/09/22(d)(e)	400	417,376
Banco Santander SA
2.71%, 06/27/24	200	202,876
3.13%, 02/23/23	235	239,827
3.31%, 06/27/29	210	217,988
3.50%, 04/11/22	400	411,224
3.80%, 02/23/28	200	210,818
3.85%, 04/12/23	210	219,314
4.25%, 04/11/27	200	216,210
5.18%, 11/19/25(d)	50	55,460
Bancolombia SA
5.13%, 09/11/22	87	91,715
5.95%, 06/03/21	50	52,685

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Bangkok Bank PCL/Hong Kong
4.05%, 03/19/24(e)	$400	$425,516
4.45%, 09/19/28(d)(e)	300	335,685
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	75	74,991
2.46%, 10/22/25 (Call 10/22/24)(a)	250	251,365
2.50%, 10/21/22 (Call 10/21/21)	345	348,177
2.63%, 04/19/21	380	384,058
2.74%, 01/23/22 (Call 01/23/21)(a)	829	835,135
2.82%, 07/21/23 (Call 07/21/22)(a)	35	35,557
2.88%, 04/24/23 (Call 04/24/22)(a)	315	320,311
2.88%, 10/22/30 (Call 10/22/29)(a)	320	321,891
3.00%, 12/20/23 (Call 12/20/22)(a)	580	593,584
3.09%, 10/01/25 (Call 10/01/24)(a)	110	113,645
3.12%, 01/20/23 (Call 01/20/22)(a)	130	132,659
3.19%, 07/23/30 (Call 07/23/29)(a)	390	402,585
3.25%, 10/21/27 (Call 10/21/26)	160	166,432
3.30%, 01/11/23	320	331,517
3.37%, 01/23/26 (Call 01/23/25)(a)	411	429,873
3.42%, 12/20/28 (Call 12/20/27)(a)	1,415	1,483,670
3.46%, 03/15/25 (Call 03/15/24)(a)	335	350,641
3.50%, 05/17/22 (Call 05/17/21)(a)	250	255,278
3.50%, 04/19/26	285	303,494
3.55%, 03/05/24 (Call 03/05/23)(a)	150	156,324
3.56%, 04/23/27 (Call 04/23/26)(a)	10	10,579
3.59%, 07/21/28 (Call 07/21/27)(a)	134	142,159
3.71%, 04/24/28 (Call 04/24/27)(a)	394	422,120
3.82%, 01/20/28 (Call 01/20/27)(a)	288	310,501
3.86%, 07/23/24 (Call 07/23/23)(a)	575	606,895
3.88%, 08/01/25	430	465,002
3.95%, 01/23/49 (Call 01/23/48)(a)	325	365,969
3.97%, 03/05/29 (Call 03/05/28)(a)	485	528,669
3.97%, 02/07/30 (Call 02/07/29)(a)	505	552,813
4.00%, 04/01/24	285	305,942
4.00%, 01/22/25	350	374,237
4.10%, 07/24/23	105	112,191
4.13%, 01/22/24	635	683,438
4.20%, 08/26/24	1,250	1,345,837
4.24%, 04/24/38 (Call 04/24/37)(a)	410	466,322
4.25%, 10/22/26	100	108,819
4.27%, 07/23/29 (Call 07/23/28)(a)	600	667,122
4.33%, 03/15/50 (Call 03/15/49)(a)	250	298,325
4.44%, 01/20/48 (Call 01/20/47)(a)	630	759,440
4.45%, 03/03/26	200	218,764
4.88%, 04/01/44	55	69,078
5.00%, 01/21/44	312	396,823
5.88%, 02/07/42	216	301,443
6.11%, 01/29/37	100	132,158
7.75%, 05/14/38	200	308,070
Series L, 4.18%, 11/25/27 (Call 11/25/26)	320	346,515
Series L, 4.75%, 04/21/45	150	181,725
Bank of America N.A.
3.34%, 01/25/23 (Call 01/25/22)(a)	250	256,730
6.00%, 10/15/36	250	342,162
Bank of China Hong Kong Ltd., 5.90%, (Call 09/14/23)(a)(b)(f)	500	536,250
Bank of China Ltd., 5.00%, 11/13/24(e)	500	546,990
Bank of China Ltd./Hong Kong
2.86%, 07/11/22, (3 mo. LIBOR US + 0.880%)(e)(g)	400	401,940
2.95%, 03/08/23, (3 mo. LIBOR US + 0.850%)(e)(g)	250	250,965

Security	Par (000)	Value

Banks (continued)
Bank of China Ltd./London, 2.83%, 06/07/21, (3 mo. LIBOR US + 0.730%)(e)(g)	$400	$400,548
Bank of China Ltd./Luxembourg
2.25%, 07/12/21(e)	200	199,604
2.72%, 04/17/22, (3 mo. LIBOR US + 0.720%)(e)(g)	200	200,252
Bank of China Ltd./Macau
2.88%, 04/20/22(e)	300	303,861
2.89%, 11/20/21, (3 mo. LIBOR US + 0.750%)(e)(g)	500	500,940
Bank of China Ltd./Singapore, 2.75%, 04/17/21, (3 mo. LIBOR US + 0.750%)(e)(g)	200	200,326
Bank of Communications Co. Ltd./Hong Kong
2.94%, 03/21/22, (3 mo. LIBOR US + 0.780%)(e)(g)	400	400,536
3.03%, 12/04/22, (3 mo. LIBOR US + 0.9%)(e)(g)	400	401,776
Bank of Ireland Group PLC, 4.50%, 11/25/23(b)	200	212,160
Bank of Montreal
1.90%, 08/27/21	435	435,783
2.05%, 11/01/22	160	160,179
2.50%, 06/28/24	515	521,870
2.55%, 11/06/22 (Call 10/06/22)	175	178,175
2.90%, 03/26/22	550	561,192
3.80%, 12/15/32 (Call 12/15/27)(a)	185	192,811
Series E, 3.30%, 02/05/24	500	522,335
Bank of New York Mellon Corp. (The)
2.05%, 05/03/21 (Call 04/03/21)	1,995	1,999,908
2.10%, 10/24/24	10	10,035
2.20%, 08/16/23 (Call 06/16/23)	5	5,029
2.45%, 11/27/20 (Call 10/27/20)	64	64,362
2.45%, 08/17/26 (Call 05/17/26)	150	151,514
2.50%, 04/15/21 (Call 03/15/21)	380	383,279
2.60%, 02/07/22 (Call 01/07/22)	185	187,729
2.66%, 05/16/23 (Call 05/16/22)(a)	10	10,136
2.80%, 05/04/26 (Call 02/04/26)	85	87,512
2.95%, 01/29/23 (Call 12/29/22)	215	221,446
3.00%, 10/30/28 (Call 07/30/28)	95	98,407
3.25%, 05/16/27 (Call 02/16/27)	220	233,897
3.30%, 08/23/29 (Call 05/23/29)	181	191,228
3.40%, 05/15/24 (Call 04/15/24)	225	237,787
3.40%, 01/29/28 (Call 10/29/27)	125	133,711
3.44%, 02/07/28 (Call 02/07/27)(a)	220	233,772
3.45%, 08/11/23	50	52,579
3.50%, 04/28/23	100	105,015
3.95%, 11/18/25 (Call 10/18/25)	100	109,798
Series 0012, 3.65%, 02/04/24 (Call 01/05/24)	75	79,912
Series G, 3.00%, 02/24/25 (Call 01/24/25)	75	78,641
Bank of Nova Scotia (The)
1.88%, 04/26/21	50	50,042
2.38%, 01/18/23	60	60,635
2.45%, 03/22/21	150	151,238
2.45%, 09/19/22	150	152,226
2.70%, 03/07/22	545	554,668
2.70%, 08/03/26	200	203,894
2.80%, 07/21/21	150	152,283
3.13%, 04/20/21	100	101,802
3.40%, 02/11/24	350	367,160
4.50%, 12/16/25	300	328,266
4.65%, (Call 10/12/22)(a)(f)	100	99,435
BankUnited Inc., 4.88%, 11/17/25 (Call 08/17/25)	50	55,020
Banque Federative du Credit Mutuel SA, 3.75%, 07/20/23(b)	250	263,420

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Barclays Bank PLC
2.65%, 01/11/21 (Call 12/11/20)	$490	$493,768
6.86%, (Call 06/15/32)(a)(b)(f)	25	29,417
Barclays PLC
3.20%, 08/10/21	200	203,188
3.25%, 01/12/21	250	252,840
3.68%, 01/10/23 (Call 01/10/22)	270	276,034
4.34%, 05/16/24 (Call 05/16/23)(a)	225	236,768
4.34%, 01/10/28 (Call 01/10/27)	250	269,775
4.38%, 09/11/24	270	283,044
4.38%, 01/12/26	1,200	1,292,376
4.84%, 05/09/28 (Call 05/07/27)	200	213,422
4.95%, 01/10/47	230	267,619
4.97%, 05/16/29 (Call 05/16/28)(a)	250	281,785
5.09%, 06/20/30 (Call 06/20/29)(a)	200	217,408
5.20%, 05/12/26	230	250,212
BB&T Corp.
2.05%, 05/10/21 (Call 04/09/21)	220	220,352
2.15%, 02/01/21 (Call 01/01/21)	175	175,544
2.20%, 03/16/23 (Call 02/13/23)	250	251,160
2.50%, 08/01/24 (Call 07/01/24)	460	466,086
2.75%, 04/01/22 (Call 03/01/22)	50	50,851
2.85%, 10/26/24 (Call 09/26/24)	250	258,343
3.05%, 06/20/22 (Call 05/20/22)	100	102,529
3.75%, 12/06/23 (Call 11/06/23)	395	419,158
3.88%, 03/19/29 (Call 02/19/29)	150	163,374
BBVA Bancomer SA/Texas
6.50%, 03/10/21(d)(e)	150	157,371
6.75%, 09/30/22(e)	420	461,072
BBVA USA, 2.50%, 08/27/24 (Call 07/27/24)	500	500,290
BNG Bank NV
1.50%, 09/06/22(b)	500	497,970
2.38%, 03/16/26(b)(d)	250	259,413
2.50%, 02/16/21(b)	350	353,339
3.13%, 11/08/21(b)(d)	250	257,100
BNP Paribas SA
2.95%, 05/23/22(b)	250	254,520
3.25%, 03/03/23	130	135,902
3.38%, 01/09/25(b)	810	841,209
3.80%, 01/10/24(b)	325	342,222
4.38%, 03/01/33 (Call 03/01/28)(a)(b)(d)	200	211,998
4.40%, 08/14/28(b)	260	289,258
4.63%, 03/13/27(b)	200	217,964
4.71%, 01/10/25 (Call 01/10/24)(a)(b)	350	379,449
5.00%, 01/15/21	290	300,631
5.20%, 01/10/30 (Call 01/10/29)(a)(b)	250	294,917
7.20%, (Call 06/25/37)(a)(b)(f)	100	111,526
BNZ International Funding Ltd./London
2.75%, 03/02/21(b)	250	252,130
3.38%, 03/01/23(b)	550	569,327
BOSC International BVI Ltd., 3.13%, 01/18/21(e)	200	200,844
BPCE SA
2.75%, 12/02/21	500	507,455
3.38%, 12/02/26	250	264,100
3.50%, 10/23/27(b)	250	260,475
4.00%, 04/15/24	250	269,142
4.50%, 03/15/25(b)	550	589,429
Branch Banking & Trust Co.
2.64%, 09/17/29 (Call 09/17/24)(a)	250	248,913
3.63%, 09/16/25 (Call 08/16/25)	100	106,953

Security	Par (000)	Value

Banks (continued)
Caixa Economica Federal, 3.50%, 11/07/22(d)(e)	$250	$252,490
Canadian Imperial Bank of Commerce
2.55%, 06/16/22	275	279,397
2.61%, 07/22/23 (Call 07/22/22)(a)	325	327,996
2.70%, 02/02/21	214	216,134
3.10%, 04/02/24	60	62,125
3.50%, 09/13/23	150	158,130
Capital One N.A., 2.25%, 09/13/21 (Call 08/13/21)	102	102,361
CBQ Finance Ltd., 3.25%, 06/13/21(e)	200	201,406
China CITIC Bank Corp. Ltd., 3.12%, 12/14/22, (3 mo. LIBOR US + 1.000%)(e)(g)	300	300,432
China Construction Bank Corp./Hong Kong
2.83%, 06/08/21, (3 mo. LIBOR US + 0.730%)(e)(g)	500	500,570
2.88%, 09/24/21, (3 mo. LIBOR US + 0.750%)(e)(g)	400	400,844
2.93%, 06/08/23, (3 mo. LIBOR US + 0.830%)(e)(g)	200	200,528
China Development Bank
2.13%, 06/01/21(e)	400	399,664
2.63%, 01/24/22(e)	200	201,964
3.38%, 01/24/27(e)	200	210,756
4.00%, 01/24/37(e)	200	228,754
China Development Bank Corp./Hong Kong
1.88%, 11/03/21(e)	200	198,820
2.81%, 03/06/22, (3 mo. LIBOR US + 0.700%)(e)(g)	200	200,680
China Minsheng Banking Corp. Ltd./Hong Kong, 3.15%, 03/09/23, (3 mo. LIBOR US + 1.050%)(e)(g)	200	200,174
CIT Bank N.A., 2.97%, 09/27/25 (Call 09/27/24)(a)	75	75,167
CIT Group Inc.
4.13%, 03/09/21 (Call 02/09/21)	100	102,184
4.75%, 02/16/24 (Call 11/16/23)	155	165,514
5.00%, 08/15/22	170	180,914
5.00%, 08/01/23	150	161,625
5.25%, 03/07/25 (Call 12/07/24)	50	55,055
6.13%, 03/09/28	50	59,056
Citibank N.A.
2.84%, 05/20/22 (Call 05/20/21)(a)	300	303,591
2.85%, 02/12/21 (Call 01/12/21)	250	252,825
3.40%, 07/23/21 (Call 06/23/21)	435	445,605
3.65%, 01/23/24 (Call 12/23/23)	405	429,980
CITIC Ltd.
3.70%, 06/14/26(e)	200	207,196
4.00%, 01/11/28(e)	200	212,556
6.80%, 01/17/23(e)	200	224,294
Citigroup Inc.
2.31%, 11/04/22 (Call 11/04/21)(a)	100	100,263
2.35%, 08/02/21	67	67,413
2.70%, 03/30/21	710	716,951
2.70%, 10/27/22 (Call 09/27/22)	460	467,618
2.75%, 04/25/22 (Call 03/25/22)	885	898,691
2.88%, 07/24/23 (Call 07/24/22)(a)	554	563,673
2.90%, 12/08/21 (Call 11/08/21)	385	391,780
2.98%, 11/05/30 (Call 11/05/29)(a)	110	110,933
3.14%, 01/24/23 (Call 01/24/22)(a)	45	45,931
3.20%, 10/21/26 (Call 07/21/26)	660	684,842
3.30%, 04/27/25	45	47,123
3.35%, 04/24/25 (Call 04/24/24)(a)	250	259,983
3.40%, 05/01/26	307	322,356
3.50%, 05/15/23	65	67,896
3.52%, 10/27/28 (Call 10/27/27)(a)	203	213,948
3.67%, 07/24/28 (Call 07/24/27)(a)	481	511,760
3.70%, 01/12/26	75	80,016

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.75%, 06/16/24	$150	$159,377
3.88%, 10/25/23	50	53,073
3.88%, 03/26/25	557	589,306
3.88%, 01/24/39 (Call 01/24/38)(a)	25	27,246
3.89%, 01/10/28 (Call 01/10/27)(a)	240	258,514
3.98%, 03/20/30 (Call 03/20/29)(a)	150	164,091
4.00%, 08/05/24	325	346,612
4.04%, 06/01/24 (Call 06/01/23)(a)	650	688,948
4.05%, 07/30/22	100	105,030
4.08%, 04/23/29 (Call 04/23/28)(a)	200	219,376
4.13%, 07/25/28	448	486,084
4.28%, 04/24/48 (Call 04/24/47)(a)	250	294,267
4.30%, 11/20/26	158	171,531
4.40%, 06/10/25	296	321,231
4.45%, 09/29/27	650	715,130
4.50%, 01/14/22	73	76,814
4.60%, 03/09/26	326	357,120
4.65%, 07/30/45	250	307,025
4.65%, 07/23/48 (Call 06/23/48)	310	382,552
4.75%, 05/18/46	270	317,123
5.30%, 05/06/44	324	407,479
5.50%, 09/13/25	327	374,278
5.88%, 02/22/33	10	12,423
5.88%, 01/30/42	119	163,582
6.00%, 10/31/33	75	95,068
6.63%, 06/15/32	300	399,720
6.68%, 09/13/43	75	108,399
8.13%, 07/15/39	230	378,683
Citizens Bank N.A./Providence RI
3.70%, 03/29/23 (Call 02/28/23)	250	262,242
3.75%, 02/18/26 (Call 11/18/25)	250	268,190
Citizens Financial Group Inc.
2.85%, 07/27/26 (Call 04/27/26)	210	213,253
4.30%, 12/03/25 (Call 11/03/25)	290	312,498
Comerica Inc.
3.70%, 07/31/23 (Call 06/30/23)	225	237,328
4.00%, 02/01/29 (Call 11/03/28)	400	441,632
Commerzbank AG, 8.13%, 09/19/23(b)	250	291,697
Commonwealth Bank of Australia
2.00%, 09/06/21(b)	125	125,200
2.50%, 09/18/22(b)	325	329,738
2.63%, 09/06/26(b)	125	127,204
2.75%, 03/10/22(b)	70	71,297
2.85%, 05/18/26(b)	225	231,851
3.15%, 09/19/27(b)(d)	275	290,312
3.35%, 06/04/24(b)	100	105,310
3.45%, 03/16/23(b)	300	313,380
3.61%, 09/12/34 (Call 09/12/29)(a)(b)	300	303,420
3.74%, 09/12/39(b)	200	200,666
3.90%, 03/16/28(b)	150	167,510
3.90%, 07/12/47(b)	175	196,798
4.32%, 01/10/48(b)	250	277,147
Cooperatieve Rabobank UA
2.63%, 07/22/24(b)	355	360,790
3.75%, 07/21/26	140	146,384
3.88%, 02/08/22	535	557,085
3.95%, 11/09/22	285	297,594
4.38%, 08/04/25	250	271,577
4.50%, 01/11/21	19	19,573
5.25%, 05/24/41	167	230,275

Security	Par (000)	Value

Banks (continued)
5.25%, 08/04/45	$320	$403,971
5.75%, 12/01/43	275	365,546
Cooperatieve Rabobank UA/NY
2.75%, 01/10/22	400	406,644
2.75%, 01/10/23	275	280,750
3.38%, 05/21/25	250	266,957
Credit Agricole SA
4.00%, 01/10/33 (Call 01/10/28)(a)(b)	250	258,865
4.38%, 03/17/25(b)	100	107,019
Credit Agricole SA/London
3.25%, 10/04/24(b)	275	284,570
3.38%, 01/10/22(b)	500	512,040
3.75%, 04/24/23(b)	400	418,436
4.13%, 01/10/27(b)(d)	25	27,112
Credit Suisse AG/New York NY
3.00%, 10/29/21	250	254,733
3.63%, 09/09/24	350	372,123
Credit Suisse Group AG
3.00%, 12/14/23 (Call 12/14/22)(a)(b)	250	253,848
3.57%, 01/09/23 (Call 01/09/22)(b)	300	307,440
3.87%, 01/12/29 (Call 01/12/28)(a)(b)	250	267,220
4.21%, 06/12/24 (Call 06/12/23)(a)(b)	250	264,057
4.28%, 01/09/28 (Call 01/09/27)(b)	350	381,143
Credit Suisse Group Funding Guernsey Ltd.
3.13%, 12/10/20	500	505,455
3.80%, 09/15/22	315	328,088
4.55%, 04/17/26	250	276,597
4.88%, 05/15/45	180	224,633
Danske Bank A/S
3.88%, 09/12/23(b)	250	260,487
4.38%, 06/12/28(b)	300	323,121
5.00%, 01/12/22(b)	250	263,430
Danske Bank AS, 3.24%, 12/20/25 (Call 12/20/24)(a)(b)	200	202,898
Deutsche Bank AG
3.13%, 01/13/21	100	100,464
3.38%, 05/12/21	125	126,095
4.10%, 01/13/26	100	101,499
4.30%, 05/24/28 (Call 05/24/23)(a)	200	189,598
4.50%, 04/01/25	200	194,792
Deutsche Bank AG/London, 3.70%, 05/30/24	230	232,443
Deutsche Bank AG/New York NY
3.13%, 01/13/21	100	100,365
3.15%, 01/22/21	1,000	1,003,960
3.30%, 11/16/22	225	225,718
3.38%, 05/12/21	100	100,481
3.70%, 05/30/24	245	246,681
4.10%, 01/13/26	140	140,991
4.25%, 10/14/21	200	204,762
4.88%, 12/01/32 (Call 12/01/27)(a)	250	228,733
Series D, 5.00%, 02/14/22	250	260,715
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22(e)	200	206,668
Dexia Credit Local SA, 2.38%, 09/20/22(b)	1,000	1,014,980
DIB Sukuk Ltd., 3.66%, 02/14/22(e)	600	612,618
Discover Bank
2.45%, 09/12/24 (Call 08/12/24)	250	250,718
4.65%, 09/13/28 (Call 06/13/28)	110	123,606
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(b)	200	267,020
Fab Sukuk Co. Ltd., 3.63%, 03/05/23(e)	200	207,294

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Fifth Third Bancorp.
2.38%, 01/28/25 (Call 12/28/24)	$10	$10,044
2.60%, 06/15/22 (Call 05/15/22)	175	177,132
3.50%, 03/15/22 (Call 02/15/22)	100	103,246
3.95%, 03/14/28 (Call 02/14/28)	200	218,828
4.30%, 01/16/24 (Call 12/16/23)	135	145,639
8.25%, 03/01/38	200	306,734
Fifth Third Bank/Cincinnati OH
3.35%, 07/26/21 (Call 06/26/21)	200	204,514
3.85%, 03/15/26 (Call 02/15/26)	200	213,888
3.95%, 07/28/25 (Call 06/28/25)	300	327,450
First Abu Dhabi Bank PJSC
2.95%, 04/16/22, (3 mo. LIBOR US + 0.950%)(e)(g)	200	201,466
3.00%, 03/30/22(e)	400	407,020
First Horizon National Corp., 3.50%, 12/15/20 (Call 11/15/20)	100	101,272
Freedom Mortgage Corp.
8.13%, 11/15/24 (Call 11/15/20)(b)	75	70,475
8.25%, 04/15/25 (Call 04/15/21)(b)	105	98,989
10.75%, 04/01/24 (Call 04/01/21)(b)	50	50,079
Goldman Sachs Capital I, 6.35%, 02/15/34	520	675,896
Goldman Sachs Group Inc. (The)
2.35%, 11/15/21 (Call 11/15/20)	525	526,801
2.63%, 04/25/21 (Call 03/25/21)	115	116,041
2.88%, 02/25/21 (Call 01/25/21)	150	151,544
2.88%, 10/31/22 (Call 10/31/21)(a)	115	116,616
2.91%, 06/05/23 (Call 06/05/22)(a)	325	330,138
2.91%, 07/24/23 (Call 07/24/22)(a)	325	330,219
3.00%, 04/26/22 (Call 04/26/21)	1,426	1,444,809
3.20%, 02/23/23 (Call 01/23/23)	195	201,012
3.27%, 09/29/25 (Call 09/29/24)(a)	385	398,205
3.50%, 01/23/25 (Call 10/23/24)	725	759,118
3.50%, 11/16/26 (Call 11/16/25)	275	287,083
3.63%, 01/22/23	280	292,967
3.63%, 02/20/24 (Call 01/20/24)	525	552,148
3.69%, 06/05/28 (Call 06/05/27)(a)	282	297,493
3.75%, 05/22/25 (Call 02/22/25)	137	145,249
3.75%, 02/25/26 (Call 11/25/25)	655	695,996
3.81%, 04/23/29 (Call 04/23/28)(a)	215	228,816
3.85%, 07/08/24 (Call 04/08/24)	440	466,572
3.85%, 01/26/27 (Call 01/26/26)	585	622,586
4.00%, 03/03/24	225	240,415
4.02%, 10/31/38 (Call 10/31/37)(a)	116	126,134
4.22%, 05/01/29 (Call 05/01/28)(a)(d)	360	393,685
4.25%, 10/21/25	640	689,606
4.41%, 04/23/39 (Call 04/23/38)(a)	150	169,758
4.75%, 10/21/45 (Call 04/21/45)	310	378,064
4.80%, 07/08/44 (Call 01/08/44)	245	297,327
5.15%, 05/22/45	330	400,306
5.25%, 07/27/21	370	390,161
5.75%, 01/24/22	465	501,340
5.95%, 01/15/27	78	93,092
6.25%, 02/01/41	195	273,755
6.45%, 05/01/36	235	308,099
6.75%, 10/01/37	775	1,055,379
Halyk Savings Bank of Kazakhstan JSC, 5.50%, 12/21/22 (Call 12/03/19)(e)	73	73,850
HSBC Holdings PLC
2.63%, 11/07/25 (Call 11/07/24)(a)	200	200,000
2.65%, 01/05/22	475	480,135

Security	Par (000)	Value

Banks (continued)
2.95%, 05/25/21	$205	$207,679
3.26%, 03/13/23 (Call 03/13/22)(a)	950	971,156
3.40%, 03/08/21	225	228,944
3.80%, 03/11/25 (Call 03/11/24)(a)	220	231,165
3.97%, 05/22/30 (Call 05/22/29)(a)	835	901,299
4.00%, 03/30/22	80	83,662
4.25%, 03/14/24	200	212,248
4.25%, 08/18/25	200	213,618
4.29%, 09/12/26 (Call 09/12/25)(a)	300	324,504
4.30%, 03/08/26	1,000	1,088,120
4.38%, 11/23/26	485	524,552
4.58%, 06/19/29 (Call 06/19/28)(a)	560	626,696
5.10%, 04/05/21	495	515,919
5.25%, 03/14/44	305	381,265
6.10%, 01/14/42	225	320,978
6.50%, 05/02/36	385	516,612
6.50%, 09/15/37	350	475,104
6.80%, 06/01/38	287	403,459
7.63%, 05/17/32	25	34,850
HSBC USA Inc., 3.50%, 06/23/24	200	211,638
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)	25	25,157
2.63%, 08/06/24 (Call 07/06/24)	230	233,204
3.15%, 03/14/21 (Call 02/14/21)	81	82,159
4.00%, 05/15/25 (Call 04/15/25)	250	271,067
7.00%, 12/15/20	250	263,165
Huntington National Bank (The)
2.50%, 08/07/22 (Call 07/07/22)	250	253,265
3.25%, 05/14/21 (Call 04/14/21)	250	254,708
ICICI Bank Ltd./Dubai
3.25%, 09/09/22(e)	600	607,176
4.00%, 03/18/26(e)	200	209,536
Industrial & Commercial Bank of China Ltd., 4.88%, 09/21/25(e)	200	220,404
Industrial & Commercial Bank of China Ltd./Hong Kong
2.25%, 09/16/22(e)	400	399,548
2.88%, 02/21/22(e)	600	606,150
3.12%, 02/21/22, (3 mo. LIBOR US + 0.965%)(e)(g)	600	603,798
Industrial & Commercial Bank of China Ltd./London
2.79%, 10/25/23, (3 mo. LIBOR US + 0.850%)(e)(g)	800	802,432
2.85%, 06/14/21, (3 mo. LIBOR US + 0.730%)(e)(g)	400	400,548
Industrial & Commercial Bank of China Ltd./New York NY, 2.96%, 11/08/22	250	253,818
Industrial & Commercial Bank of China Ltd./Singapore, 2.89%, 04/24/22, (3 mo. LIBOR US + 0.950%)(e)(g)	200	201,296
Industrial Bank Co. Ltd./Hong Kong, 3.18%, 03/05/23, (3 mo. LIBOR US + 1.050%)(e)(g)	200	200,672
Industrial Bank of Korea, 2.87%, 08/02/21, (3 mo. LIBOR US + 0.600%)(e)(g)	200	200,732
ING Bank NV
2.05%, 08/15/21(b)	250	250,528
5.80%, 09/25/23(b)	350	390,022
ING Groep NV
3.15%, 03/29/22	260	266,120
3.55%, 04/09/24	200	209,662
3.95%, 03/29/27	200	215,706
4.05%, 04/09/29	250	275,515
4.10%, 10/02/23	200	213,348
4.55%, 10/02/28	200	227,604
4.63%, 01/06/26(b)	200	222,354

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Intesa Sanpaolo SpA
3.38%, 01/12/23(b)	$210	$212,881
5.02%, 06/26/24(b)(d)	400	416,908
5.71%, 01/15/26(b)	200	213,962
Series XR, 4.00%, 09/23/29(b)	200	202,086
Itau Unibanco Holding SA/Cayman Islands
5.13%, 05/13/23(e)	700	742,483
6.20%, 12/21/21(e)	600	637,170
JPMorgan Chase & Co.
2.30%, 08/15/21 (Call 08/15/20)	230	230,541
2.30%, 10/15/25 (Call 10/15/24)(a)	185	184,617
2.55%, 03/01/21 (Call 02/01/21)	425	428,455
2.70%, 05/18/23 (Call 03/18/23)	465	474,170
2.74%, 10/15/30 (Call 10/15/29)(a)	120	119,588
2.78%, 04/25/23 (Call 04/25/22)(a)	25	25,372
2.95%, 10/01/26 (Call 07/01/26)	423	436,278
2.97%, 01/15/23 (Call 01/15/22)	470	478,812
3.13%, 01/23/25 (Call 10/23/24)	675	700,933
3.20%, 01/25/23	1,365	1,414,413
3.20%, 06/15/26 (Call 03/15/26)	382	399,289
3.21%, 04/01/23 (Call 04/01/22)(a)	515	527,607
3.22%, 03/01/25 (Call 03/01/24)(a)	46	47,746
3.25%, 09/23/22	260	269,084
3.30%, 04/01/26 (Call 01/01/26)	415	436,721
3.38%, 05/01/23	301	313,416
3.51%, 06/18/22 (Call 06/18/21)(a)	625	638,675
3.51%, 01/23/29 (Call 01/23/28)(a)	750	793,635
3.54%, 05/01/28 (Call 05/01/27)(a)	160	169,819
3.56%, 04/23/24 (Call 04/23/23)(a)	260	271,508
3.63%, 05/13/24	235	249,819
3.63%, 12/01/27 (Call 12/01/26)	275	289,718
3.70%, 05/06/30 (Call 05/06/29)(a)	100	107,930
3.78%, 02/01/28 (Call 02/01/27)(a)	111	119,492
3.80%, 07/23/24 (Call 07/23/23)(a)	500	528,550
3.88%, 02/01/24	706	755,018
3.88%, 09/10/24	325	347,097
3.88%, 07/24/38 (Call 07/24/37)(a)	370	407,451
3.90%, 07/15/25 (Call 04/15/25)	569	615,243
3.90%, 01/23/49 (Call 01/23/48)(a)	75	83,508
3.96%, 01/29/27 (Call 01/29/26)(a)	800	867,704
3.96%, 11/15/48 (Call 11/15/47)(a)	535	604,566
4.01%, 04/23/29 (Call 04/23/28)(a)	400	438,256
4.02%, 12/05/24 (Call 12/05/23)(a)	410	437,802
4.03%, 07/24/48 (Call 07/24/47)(a)	202	229,791
4.13%, 12/15/26	220	240,128
4.20%, 07/23/29 (Call 07/23/28)(a)	345	384,378
4.25%, 10/01/27	220	242,165
4.26%, 02/22/48 (Call 02/22/47)(a)	265	310,429
4.35%, 08/15/21	67	69,833
4.45%, 12/05/29 (Call 12/05/28)(a)	150	170,264
4.50%, 01/24/22	175	184,394
4.63%, 05/10/21	125	129,974
4.85%, 02/01/44	115	145,030
4.95%, 06/01/45	180	223,537
5.50%, 10/15/40	157	207,981
5.60%, 07/15/41	115	155,692
5.63%, 08/16/43	675	897,554
6.40%, 05/15/38	470	670,356
7.63%, 10/15/26	50	65,028
8.75%, 09/01/30	5	7,416

Security	Par (000)	Value

Banks (continued)
Kasikornbank PCL/Hong Kong, 2.38%, 04/06/22(e)	$200	$199,734
KEB Hana Bank, 2.50%, 01/27/21(e)	200	200,790
KeyBank N.A./Cleveland OH
3.40%, 05/20/26	275	287,611
3.90%, 04/13/29 (Call 03/13/29)	15	16,255
KeyCorp.
2.55%, 10/01/29	185	181,411
4.10%, 04/30/28	200	220,356
4.15%, 10/29/25	476	522,267
5.10%, 03/24/21	165	171,831
KfW
0.00%, 04/18/36(h)	500	349,685
0.00%, 06/29/37(h)	150	102,177
1.50%, 06/15/21	1,300	1,296,958
1.63%, 03/15/21	790	789,676
1.75%, 08/22/22	1,010	1,014,272
1.75%, 09/14/29	210	209,647
1.88%, 12/15/20	350	350,700
2.00%, 11/30/21	250	251,993
2.00%, 09/29/22	100	101,161
2.00%, 10/04/22	100	101,160
2.00%, 05/02/25	847	863,635
2.13%, 03/07/22	495	500,890
2.13%, 06/15/22	688	697,350
2.13%, 01/17/23	895	909,741
2.13%, 08/07/23(e)	25	25,484
2.38%, 08/25/21	110	111,465
2.38%, 12/29/22	970	993,193
2.50%, 02/15/22	1,010	1,030,170
2.50%, 11/20/24	1,005	1,048,185
2.63%, 04/12/21	450	456,192
2.63%, 01/25/22	495	505,984
2.63%, 02/28/24	300	312,738
2.88%, 04/03/28	770	839,238
3.13%, 12/15/21	1,135	1,170,730
Kookmin Bank, 4.35%, (Call 07/02/24)(a)(e)(f)	400	408,848
Korea Development Bank (The)
2.00%, 09/12/26	200	195,950
2.50%, 01/13/21	600	603,636
3.00%, 09/14/22	400	410,860
3.00%, 01/13/26(d)	200	207,802
3.38%, 09/16/25	200	213,380
Landesbank Baden-Wuerttemberg, 7.63%, 02/01/23	500	585,575
Landeskreditbank Baden-Wuerttemberg Foerderbank, 2.63%, 02/07/22(e)	1,000	1,021,250
Landwirtschaftliche Rentenbank
1.75%, 07/27/26	381	382,406
1.88%, 04/17/23(e)	200	201,840
2.00%, 01/13/25	850	865,419
2.25%, 10/01/21	1	1,011
2.38%, 03/24/21(e)	220	222,039
2.38%, 06/10/25	260	269,937
3.13%, 11/14/23	100	105,906
Series 36, 2.00%, 12/06/21	350	352,635
Series 37, 2.50%, 11/15/27	53	56,070
Lloyds Bank PLC
2.25%, 08/14/22	200	201,012
3.30%, 05/07/21	200	203,534
3.50%, 05/14/25	150	156,174
6.38%, 01/21/21	9	9,477

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Lloyds Banking Group PLC
2.86%, 03/17/23 (Call 03/17/22)(a)	$300	$303,156
3.00%, 01/11/22	200	203,308
3.10%, 07/06/21	200	203,174
3.57%, 11/07/28 (Call 11/07/27)(a)	600	622,506
3.75%, 01/11/27	500	528,310
4.05%, 08/16/23	200	211,850
4.34%, 01/09/48	325	345,589
4.45%, 05/08/25	295	323,013
4.50%, 11/04/24	200	213,694
4.55%, 08/16/28	250	280,357
4.58%, 12/10/25	200	214,974
4.65%, 03/24/26	275	297,148
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	125	131,853
Macquarie Group Ltd.
3.19%, 11/28/23 (Call 11/28/22)(a)(b)	25	25,563
3.76%, 11/28/28 (Call 11/28/27)(a)(b)	150	157,673
4.15%, 03/27/24 (Call 03/27/23)(a)(b)	200	211,010
4.65%, 03/27/29 (Call 03/27/28)(a)(b)	140	155,593
5.03%, 01/15/30 (Call 01/15/29)(a)(b)	375	429,967
Manufacturers & Traders Trust Co.
2.50%, 05/18/22 (Call 04/18/22)	250	252,893
2.63%, 01/25/21 (Call 12/25/20)	350	352,646
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	15	15,016
2.62%, 07/18/22	250	252,955
2.67%, 07/25/22	420	425,573
2.80%, 07/18/24	325	332,030
2.95%, 03/01/21	275	277,896
3.00%, 02/22/22	100	101,928
3.20%, 07/18/29	300	311,652
3.22%, 03/07/22	500	512,260
3.29%, 07/25/27	375	392,497
3.41%, 03/07/24	300	313,482
3.46%, 03/02/23	540	560,536
3.68%, 02/22/27	175	187,329
3.74%, 03/07/29	225	244,445
3.75%, 07/18/39	200	216,382
3.76%, 07/26/23	100	105,376
3.78%, 03/02/25	290	309,656
3.85%, 03/01/26	620	666,891
3.96%, 03/02/28	100	110,000
4.05%, 09/11/28	125	138,699
4.15%, 03/07/39	75	85,249
4.29%, 07/26/38	50	57,665
Mizuho Financial Group Inc.
2.56%, 09/13/25 (Call 09/13/24)(a)	200	200,048
2.63%, 04/12/21(b)	240	241,572
2.72%, 07/16/23 (Call 07/16/22)(a)	300	303,249
2.84%, 07/16/25 (Call 07/16/24)(a)	340	344,328
2.87%, 09/13/30 (Call 09/13/29)(a)	200	200,206
2.95%, 02/28/22	200	203,428
3.15%, 07/16/30 (Call 07/16/29)(a)	300	307,914
3.17%, 09/11/27	250	259,153
3.48%, 04/12/26(b)	250	262,627
3.55%, 03/05/23	500	520,260
3.66%, 02/28/27	200	213,544
3.92%, 09/11/24 (Call 09/11/23)(a)	200	210,694
4.25%, 09/11/29 (Call 09/11/28)(a)	250	279,775
4.35%, 10/20/25(b)	250	266,707

Security	Par (000)	Value

Banks (continued)
Morgan Stanley
2.50%, 04/21/21	$320	$322,330
2.63%, 11/17/21	271	274,024
2.72%, 07/22/25 (Call 07/22/24)(a)	245	248,665
2.75%, 05/19/22	3,049	3,095,619
3.13%, 01/23/23	360	370,742
3.13%, 07/27/26	325	337,441
3.59%, 07/22/28 (Call 07/22/27)(a)	206	217,849
3.63%, 01/20/27	188	200,348
3.70%, 10/23/24	186	197,917
3.74%, 04/24/24 (Call 04/24/23)(a)	275	288,178
3.75%, 02/25/23	230	241,751
3.77%, 01/24/29 (Call 01/24/28)(a)	725	776,250
3.88%, 01/27/26	303	327,222
3.95%, 04/23/27	235	250,677
4.00%, 07/23/25	540	586,359
4.10%, 05/22/23	54	57,192
4.30%, 01/27/45	540	629,527
4.35%, 09/08/26	300	327,069
4.38%, 01/22/47	149	175,807
4.43%, 01/23/30 (Call 01/23/29)(a)	355	400,120
4.46%, 04/22/39 (Call 04/22/38)(a)	200	231,990
4.88%, 11/01/22	620	665,824
5.00%, 11/24/25	150	168,942
5.50%, 07/28/21	205	216,923
6.38%, 07/24/42	402	591,077
7.25%, 04/01/32	250	356,027
Series F, 3.88%, 04/29/24	434	462,800
MUFG Americas Holdings Corp., 3.00%, 02/10/25 (Call 01/10/25)	100	102,537
National Australia Bank Ltd., 3.93%, 08/02/34 (Call 08/02/29)(a)(b)	250	258,523
National Australia Bank Ltd./New York
2.50%, 05/22/22	370	375,110
2.50%, 07/12/26	250	252,350
2.88%, 04/12/23	300	307,968
3.63%, 06/20/23	500	527,030
National Bank of Canada, 2.15%, 10/07/22(b)	250	250,303
Nederlandse Waterschapsbank NV
1.50%, 08/27/21(b)	500	498,455
2.38%, 03/24/26(b)	200	207,310
NongHyup Bank, 2.88%, 07/17/22(e)	200	203,400
Nordea Bank Abp
2.25%, 05/27/21(b)	200	201,024
4.63%, 09/13/33 (Call 09/13/28)(a)(b)	200	218,046
Northern Trust Corp.
2.38%, 08/02/22	50	50,645
3.15%, 05/03/29 (Call 02/03/29)	200	211,260
3.38%, 08/23/21	245	251,390
3.38%, 05/08/32 (Call 05/08/27)(a)	25	25,888
3.65%, 08/03/28 (Call 05/03/28)	100	109,870
3.95%, 10/30/25	500	546,025
Oesterreichische Kontrollbank AG
1.88%, 01/20/21	900	901,476
2.38%, 10/01/21	302	305,974
3.13%, 11/07/23	25	26,442
PNC Bank N.A.
2.15%, 04/29/21 (Call 03/30/21)	600	602,262
2.23%, 07/22/22 (Call 07/22/21)(a)	500	501,805
2.45%, 11/05/20 (Call 10/06/20)	310	311,866

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.63%, 02/17/22 (Call 01/18/22)	$250	$253,720
2.95%, 02/23/25 (Call 01/24/25)	250	259,463
3.10%, 10/25/27 (Call 09/25/27)	250	263,180
3.25%, 01/22/28 (Call 12/23/27)	450	478,188
3.30%, 10/30/24 (Call 09/30/24)	200	210,916
4.05%, 07/26/28	110	122,196
PNC Financial Services Group Inc. (The)
2.60%, 07/23/26 (Call 05/23/26)	10	10,179
2.85%, 11/09/22(i)	35	35,788
3.15%, 05/19/27 (Call 04/19/27)	70	73,917
3.45%, 04/23/29 (Call 01/23/29)	150	161,900
3.50%, 01/23/24 (Call 12/23/23)	125	132,086
3.90%, 04/29/24 (Call 03/29/24)	60	64,259
Provident Funding Associates LP/PFG Finance Corp., 6.38%, 06/15/25 (Call 06/15/20)(b)(d)	45	43,765
QIB Sukuk Ltd., 3.98%, 03/26/24(e)	400	418,184
QNB Finance Ltd.
3.47%, 05/31/21, (3 mo. LIBOR US + 1.350%)(e)(g)	400	402,564
3.50%, 03/28/24(e)	200	206,978
RBS Capital Trust II, 6.43%, (Call 01/03/34)(a)(f)	100	137,306
Regions Financial Corp.
2.75%, 08/14/22 (Call 07/14/22)	235	239,416
3.20%, 02/08/21 (Call 01/08/21)	40	40,523
3.80%, 08/14/23 (Call 07/14/23)	450	476,203
Royal Bank of Canada
2.25%, 11/01/24	210	210,384
2.50%, 01/19/21	275	277,029
2.55%, 07/16/24	75	76,208
2.75%, 02/01/22	890	907,515
2.80%, 04/29/22	425	433,661
3.20%, 04/30/21	325	331,350
3.70%, 10/05/23	330	349,708
4.65%, 01/27/26	205	227,735
Royal Bank of Scotland Group PLC
3.88%, 09/12/23	200	208,800
4.27%, 03/22/25 (Call 03/22/24)(a)	400	424,136
4.45%, 05/08/30 (Call 05/08/29)(a)	500	548,405
4.80%, 04/05/26	250	277,105
4.89%, 05/18/29 (Call 05/18/28)(a)	275	308,863
5.13%, 05/28/24	660	712,813
6.00%, 12/19/23	250	277,370
6.10%, 06/10/23	287	315,892
6.13%, 12/15/22	250	272,592
7.65%, (Call 09/30/31)(a)(f)	65	92,130
Santander Holdings USA Inc.
3.24%, 10/05/26 (Call 08/05/26)(b)	120	120,324
3.40%, 01/18/23 (Call 12/18/22)	45	46,075
3.50%, 06/07/24 (Call 05/07/24)	190	195,309
3.70%, 03/28/22 (Call 02/28/22)	490	503,529
4.40%, 07/13/27 (Call 04/14/27)	110	118,104
4.50%, 07/17/25 (Call 04/17/25)	185	199,299
Santander UK Group Holdings PLC
2.88%, 08/05/21	250	252,820
3.13%, 01/08/21	8	8,089
3.57%, 01/10/23 (Call 01/10/22)	335	341,995
4.75%, 09/15/25(b)	50	53,509
Santander UK PLC
2.88%, 06/18/24	200	203,900
3.40%, 06/01/21	665	678,832
3.75%, 11/15/21	200	206,432

Security	Par (000)	Value

Banks (continued)
4.00%, 03/13/24	$300	$321,480
5.00%, 11/07/23(b)	200	215,818
Sberbank of Russia Via SB Capital SA, 5.13%, 10/29/22(e)	200	210,840
Shinhan Bank Co. Ltd.
2.88%, 03/28/22(e)	200	203,036
3.88%, 03/24/26(e)	200	209,718
Skandinaviska Enskilda Banken AB
2.63%, 11/17/20(b)	250	251,448
2.80%, 03/11/22	250	254,193
3.25%, 05/17/21(b)	500	509,455
Societe Generale SA
3.88%, 03/28/24(b)	435	456,541
4.25%, 09/14/23(b)	500	531,065
4.75%, 11/24/25(b)	250	270,837
4.75%, 09/14/28(b)	200	226,026
5.20%, 04/15/21(b)	200	208,842
Standard Chartered PLC
3.05%, 01/15/21(b)	400	403,376
3.79%, 05/21/25 (Call 05/21/24)(a)(b)	200	208,360
3.89%, 03/15/24 (Call 03/15/23)(a)(b)	200	207,830
3.95%, 01/11/23(b)	325	335,572
4.05%, 04/12/26(b)(d)	400	426,480
4.25%, 01/20/23 (Call 01/20/22)(a)(b)	775	803,737
4.30%, 02/19/27(b)	200	210,656
4.31%, 05/21/30 (Call 05/21/29)(a)(b)(d)	200	218,940
4.87%, 03/15/33 (Call 03/15/28)(a)(b)	200	216,638
5.20%, 01/26/24(b)	200	216,722
5.70%, 01/25/22(e)	200	212,412
7.01%, (Call 07/30/37)(a)(b)(d)(f)	100	117,264
State Bank of India/London
3.25%, 01/24/22(e)	200	202,542
4.38%, 01/24/24(e)	740	784,023
State Street Corp.
1.95%, 05/19/21	45	45,061
2.35%, 11/01/25 (Call 11/01/24)(a)	10	10,065
2.65%, 05/15/23 (Call 05/15/22)(a)	300	304,803
2.65%, 05/19/26	335	342,732
3.03%, 11/01/34 (Call 11/01/29)(a)	10	10,093
3.10%, 05/15/23	135	139,567
3.30%, 12/16/24	100	105,704
3.55%, 08/18/25	95	102,496
3.70%, 11/20/23	347	369,853
3.78%, 12/03/24 (Call 12/03/23)(a)	80	84,675
4.14%, 12/03/29 (Call 12/03/28)(a)	50	56,572
4.38%, 03/07/21	75	77,578
Sumitomo Mitsui Banking Corp., 3.65%, 07/23/25	250	267,717
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	300	299,823
2.44%, 10/19/21	25	25,145
2.63%, 07/14/26	45	45,144
2.70%, 07/16/24	500	507,225
2.72%, 09/27/29	200	200,168
2.78%, 07/12/22	15	15,252
2.78%, 10/18/22	375	381,817
2.85%, 01/11/22	350	355,565
2.93%, 03/09/21	550	556,160
3.01%, 10/19/26	100	102,418
3.04%, 07/16/29	460	472,448
3.10%, 01/17/23	300	308,061

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.20%, 09/17/29	$500	$506,620
3.35%, 10/18/27	260	273,530
3.36%, 07/12/27	40	42,083
3.45%, 01/11/27	125	131,695
3.54%, 01/17/28	400	425,984
3.75%, 07/19/23	450	473,697
3.94%, 10/16/23	50	53,133
3.94%, 07/19/28	200	220,172
4.31%, 10/16/28(d)	50	56,463
Suncorp-Metway Ltd.
2.38%, 11/09/20(b)	250	250,498
3.30%, 04/15/24(b)	100	103,080
SunTrust Bank/Atlanta GA
2.45%, 08/01/22 (Call 07/01/22)	175	176,832
2.80%, 05/17/22 (Call 04/17/22)	50	50,902
3.00%, 02/02/23 (Call 01/02/23)	150	153,957
3.20%, 04/01/24 (Call 03/01/24)	75	78,264
3.30%, 05/15/26 (Call 04/15/26)	200	209,244
3.50%, 08/02/22 (Call 08/02/21)(a)	50	51,142
3.69%, 08/02/24 (Call 08/02/23)(a)	40	42,011
4.05%, 11/03/25 (Call 09/03/25)	150	164,319
SunTrust Banks Inc.
2.70%, 01/27/22 (Call 12/27/21)	200	202,648
2.90%, 03/03/21 (Call 02/03/21)	250	252,768
4.00%, 05/01/25 (Call 03/01/25)	341	370,244
SVB Financial Group, 3.50%, 01/29/25	35	36,396
Svenska Handelsbanken AB
2.45%, 03/30/21	250	251,665
3.35%, 05/24/21	305	311,320
3.90%, 11/20/23	500	534,690
Synovus Financial Corp.
3.13%, 11/01/22 (Call 10/01/22)	150	151,979
5.90%, 02/07/29 (Call 02/07/24)(a)	25	26,727
TC Ziraat Bankasi AS, 5.13%, 09/29/23(e)	200	190,280
Toronto-Dominion Bank (The)
1.80%, 07/13/21	329	328,750
1.90%, 12/01/22	160	159,565
2.13%, 04/07/21	110	110,441
2.50%, 12/14/20	325	327,434
2.55%, 01/25/21	275	277,296
2.65%, 06/12/24	600	613,896
3.25%, 06/11/21	100	102,171
3.25%, 03/11/24	415	434,841
3.50%, 07/19/23	150	158,411
3.63%, 09/15/31 (Call 09/15/26)(a)	330	344,338
Turkiye Garanti Bankasi AS
5.25%, 09/13/22(e)	200	200,586
5.88%, 03/16/23(e)	200	202,880
Turkiye Is Bankasi AS
5.38%, 10/06/21(e)	400	400,396
6.00%, 10/24/22(e)	200	193,884
U.S. Bancorp.
2.35%, 01/29/21 (Call 12/29/20)	273	274,750
2.40%, 07/30/24 (Call 06/28/24)	200	203,400
2.95%, 07/15/22 (Call 06/15/22)	245	251,350
3.00%, 03/15/22 (Call 02/15/22)	250	256,153
3.00%, 07/30/29 (Call 04/30/29)	210	217,652
3.10%, 04/27/26 (Call 03/27/26)	50	52,276
3.60%, 09/11/24 (Call 08/11/24)	75	79,924
3.70%, 01/30/24 (Call 12/29/23)	150	159,800

Security	Par (000)	Value

Banks (continued)
3.90%, 04/26/28 (Call 03/24/28)	$100	$112,701
3.95%, 11/17/25 (Call 10/17/25)	200	221,046
4.13%, 05/24/21 (Call 04/23/21)	27	27,855
Series V, 2.38%, 07/22/26 (Call 06/22/26)	375	379,444
Series V, 2.63%, 01/24/22 (Call 12/23/21)	139	141,148
Series X, 3.15%, 04/27/27 (Call 03/27/27)	440	465,912
U.S. Bank N.A./Cincinnati OH
2.80%, 01/27/25 (Call 12/27/24)	250	259,208
2.85%, 01/23/23 (Call 12/23/22)	15	15,433
UBS AG/London
2.45%, 12/01/20 (Call 11/01/20)(b)	200	201,030
4.50%, 06/26/48(b)	250	317,590
UBS Group AG
2.86%, 08/15/23 (Call 08/15/22)(a)(b)	250	253,510
3.00%, 04/15/21(b)	260	263,739
3.49%, 05/23/23 (Call 05/23/22)(b)	666	685,407
4.13%, 09/24/25(b)	210	228,812
4.13%, 04/15/26(b)	383	417,903
4.25%, 03/23/28 (Call 03/23/27)(b)	200	220,356
UniCredit SpA
5.86%, 06/19/32 (Call 06/19/27)(a)(b)	200	209,026
6.57%, 01/14/22(b)	700	753,249
7.30%, 04/02/34 (Call 04/02/29)(a)(b)	210	241,949
United Bank for Africa PLC, 7.75%, 06/08/22(e)	400	424,232
Vnesheconombank Via VEB Finance PLC, 6.03%, 07/05/22(e)	600	647,550
Wachovia Corp.
5.50%, 08/01/35	150	189,684
6.55%, 10/15/35	200	257,752
Webster Financial Corp., 4.10%, 03/25/29 (Call 12/25/28)	93	99,610
Wells Fargo & Co.
2.10%, 07/26/21	210	210,355
2.41%, 10/30/25 (Call 10/30/24)(a)	310	310,527
2.50%, 03/04/21	242	243,665
2.55%, 12/07/20	1,575	1,586,781
2.63%, 07/22/22	313	317,075
2.88%, 10/30/30 (Call 10/30/29)(a)	310	310,945
3.00%, 02/19/25	533	549,320
3.00%, 04/22/26	775	796,932
3.00%, 10/23/26	305	313,622
3.07%, 01/24/23 (Call 01/24/22)	231	235,414
3.20%, 06/17/27 (Call 06/17/26)(a)	460	477,140
3.30%, 09/09/24	1,005	1,052,034
3.50%, 03/08/22	500	515,880
3.55%, 09/29/25	335	355,716
3.58%, 05/22/28 (Call 05/22/27)(a)	715	759,838
3.75%, 01/24/24 (Call 12/24/23)	135	142,780
3.90%, 05/01/45	184	208,617
4.10%, 06/03/26	450	483,588
4.13%, 08/15/23	175	186,013
4.15%, 01/24/29 (Call 10/24/28)	175	194,352
4.30%, 07/22/27	275	301,711
4.40%, 06/14/46	100	113,376
4.60%, 04/01/21	275	284,872
4.65%, 11/04/44	205	240,160
4.75%, 12/07/46	571	679,187
4.90%, 11/17/45	510	616,075
5.38%, 02/07/35	200	255,458
5.38%, 11/02/43	203	257,272
5.61%, 01/15/44	575	746,931

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Series M, 3.45%, 02/13/23	$250	$258,823
Wells Fargo Bank N.A.
2.90%, 05/27/22 (Call 05/27/21)(a)	1,000	1,012,200
3.55%, 08/14/23 (Call 07/14/23)	265	278,565
3.63%, 10/22/21 (Call 09/21/21)	250	257,610
Westpac Banking Corp.
2.00%, 08/19/21	60	60,112
2.10%, 05/13/21	25	25,083
2.50%, 06/28/22	105	106,530
2.60%, 11/23/20	575	579,617
2.65%, 01/25/21	150	151,407
2.70%, 08/19/26	460	471,753
2.75%, 01/11/23	115	117,688
2.80%, 01/11/22	105	107,012
2.85%, 05/13/26	110	113,827
3.30%, 02/26/24	380	398,601
3.35%, 03/08/27	225	240,581
3.40%, 01/25/28(d)	210	226,594
3.65%, 05/15/23	250	263,737
4.32%, 11/23/31 (Call 11/23/26)(a)	650	691,886
4.42%, 07/24/39	35	38,569
Woori Bank
2.63%, 07/20/21(e)	200	201,390
4.25%, (Call 10/04/24)(a)(b)(f)	400	399,340
5.13%, 08/06/28(d)(e)	200	228,838
Yapi ve Kredi Bankasi AS
5.50%, 12/06/22(e)	200	194,010
5.85%, 06/21/24(e)	200	193,262
8.25%, 10/15/24(e)	200	211,176
Zions Bancorp N.A., 3.25%, 10/29/29 (Call 07/29/29)	250	249,523
Zions Bancorp. N.A., 3.35%, 03/04/22 (Call 02/04/22)	250	256,073

		278,247,156

Beverages — 0.6%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (Call 11/01/25)	615	658,954
4.70%, 02/01/36 (Call 08/01/35)	565	656,005
4.90%, 02/01/46 (Call 08/01/45)	920	1,101,525
Anheuser-Busch InBev Finance Inc.
3.30%, 02/01/23 (Call 12/01/22)	361	375,581
3.65%, 02/01/26 (Call 11/01/25)	20	21,363
4.00%, 01/17/43	400	424,232
4.63%, 02/01/44	250	284,050
4.90%, 02/01/46 (Call 08/01/45)	275	326,631
Anheuser-Busch InBev Worldwide Inc.
3.50%, 01/12/24 (Call 12/12/23)	250	264,253
3.75%, 07/15/42	75	76,880
4.00%, 04/13/28 (Call 01/13/28)	410	452,640
4.15%, 01/23/25 (Call 12/23/24)	60	65,575
4.38%, 04/15/38 (Call 10/15/37)	375	419,632
4.44%, 10/06/48 (Call 04/06/48)	500	561,665
4.60%, 04/15/48 (Call 10/15/47)	520	596,955
4.75%, 01/23/29 (Call 10/23/28)	675	784,174
4.75%, 04/15/58 (Call 10/15/57)	100	117,317
4.90%, 01/23/31 (Call 10/23/30)	275	329,073
4.95%, 01/15/42	75	89,025
5.45%, 01/23/39 (Call 07/23/38)	95	119,888
5.55%, 01/23/49 (Call 07/23/48)	300	395,745
5.80%, 01/23/59 (Call 07/23/58)	535	725,267
8.20%, 01/15/39	310	495,836

Security	Par (000)	Value

Beverages (continued)
Bacardi Ltd.
2.75%, 07/15/26 (Call 04/15/26)(b)	$100	$97,103
4.70%, 05/15/28 (Call 02/15/28)(b)	100	109,034
5.15%, 05/15/38 (Call 11/15/37)(b)	100	109,760
5.30%, 05/15/48 (Call 11/15/47)(b)	100	112,644
Beam Suntory Inc., 3.25%, 05/15/22 (Call 02/15/22)	120	122,435
Brown-Forman Corp., 4.50%, 07/15/45 (Call 01/15/45)	25	30,909
Coca-Cola Co. (The)
1.55%, 09/01/21	400	398,892
1.75%, 09/06/24	140	139,318
2.13%, 09/06/29	100	98,603
2.25%, 09/01/26	210	212,165
2.45%, 11/01/20	75	75,496
2.55%, 06/01/26	10	10,274
2.88%, 10/27/25	410	430,828
2.90%, 05/25/27	175	184,195
3.20%, 11/01/23	375	395,107
Coca-Cola Consolidated Inc., 3.80%, 11/25/25
(Call 08/25/25)	50	52,920
Constellation Brands Inc.
2.25%, 11/06/20	11	11,017
2.65%, 11/07/22 (Call 10/07/22)	100	101,549
2.70%, 05/09/22 (Call 04/09/22)	79	80,154
3.15%, 08/01/29 (Call 05/01/29)	315	322,034
3.50%, 05/09/27 (Call 02/09/27)	42	44,291
3.60%, 02/15/28 (Call 11/15/27)	100	105,996
3.70%, 12/06/26 (Call 09/06/26)	25	26,707
3.75%, 05/01/21	25	25,597
4.25%, 05/01/23	200	214,026
4.40%, 11/15/25 (Call 09/15/25)	79	87,369
4.50%, 05/09/47 (Call 11/09/46)	310	344,788
4.65%, 11/15/28 (Call 08/15/28)	65	73,935
4.75%, 11/15/24	150	166,265
4.75%, 12/01/25	50	56,259
5.25%, 11/15/48 (Call 05/15/48)	75	92,762
Cott Holdings Inc., 5.50%, 04/01/25 (Call 04/01/20)(b)	100	104,649
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	260	265,119
3.50%, 09/18/23 (Call 08/18/23)	200	210,446
3.88%, 05/18/28 (Call 02/18/28)	200	223,330
5.88%, 09/30/36	160	219,504
Diageo Investment Corp.
2.88%, 05/11/22	125	127,889
4.25%, 05/11/42	240	282,293
Fomento Economico Mexicano SAB de CV
2.88%, 05/10/23	150	152,286
4.38%, 05/10/43	250	284,113
Heineken NV
3.50%, 01/29/28 (Call 10/29/27)(b)	275	292,540
4.35%, 03/29/47 (Call 09/29/46)(b)	100	115,322
Keurig Dr Pepper Inc.
2.55%, 09/15/26 (Call 06/15/26)	10	9,956
3.40%, 11/15/25 (Call 08/15/25)	35	36,626
3.43%, 06/15/27 (Call 03/15/27)	160	167,173
3.55%, 05/25/21	90	92,090
4.06%, 05/25/23 (Call 04/25/23)	480	508,406
4.42%, 05/25/25 (Call 03/25/25)	595	653,262
4.50%, 11/15/45 (Call 05/15/45)	145	159,520
4.60%, 05/25/28 (Call 02/25/28)	160	181,646
4.99%, 05/25/38 (Call 11/25/37)	40	47,212

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
5.09%, 05/25/48 (Call 11/25/47)	$65	$78,142
Molson Coors Brewing Co.
2.10%, 07/15/21 (Call 06/15/21)	220	220,128
3.00%, 07/15/26 (Call 04/15/26)	165	166,548
4.20%, 07/15/46 (Call 01/15/46)	325	321,672
5.00%, 05/01/42	70	76,119
PepsiCo Inc.
1.70%, 10/06/21 (Call 09/06/21)	100	99,931
2.00%, 04/15/21 (Call 03/15/21)	100	100,360
2.25%, 05/02/22 (Call 04/02/22)	110	111,321
2.38%, 10/06/26 (Call 07/06/26)	693	705,592
2.63%, 07/29/29 (Call 04/29/29)	310	320,633
2.75%, 03/05/22	70	71,698
2.75%, 03/01/23	15	15,483
2.75%, 04/30/25 (Call 01/30/25)	25	26,114
2.85%, 02/24/26 (Call 11/24/25)	50	52,219
2.88%, 10/15/49 (Call 04/15/49)	210	205,052
3.00%, 08/25/21	25	25,567
3.00%, 10/15/27 (Call 07/15/27)	110	117,026
3.10%, 07/17/22 (Call 05/17/22)	50	51,707
3.38%, 07/29/49 (Call 01/29/49)	255	272,501
3.45%, 10/06/46 (Call 04/06/46)	260	280,488
3.60%, 03/01/24 (Call 12/01/23)	100	106,806
4.00%, 03/05/42	35	40,407
4.00%, 05/02/47 (Call 11/02/46)	200	234,238
4.45%, 04/14/46 (Call 10/14/45)	475	591,669
Pernod Ricard SA
3.25%, 06/08/26 (Call 03/08/26)(b)(d)	150	157,280
4.45%, 01/15/22(b)	150	157,530
5.75%, 04/07/21(b)	150	157,892
Suntory Holdings Ltd., 2.25%, 10/16/24 (Call 09/16/24)(b)	200	199,114

		22,771,317

Biotechnology — 0.3%
Amgen Inc.
2.25%, 08/19/23 (Call 06/19/23)	100	100,489
2.60%, 08/19/26 (Call 05/19/26)	330	332,996
2.65%, 05/11/22 (Call 04/11/22)	165	167,510
3.13%, 05/01/25 (Call 02/01/25)	264	274,856
3.20%, 11/02/27 (Call 08/02/27)	25	26,216
3.63%, 05/15/22 (Call 02/15/22)	75	77,698
3.63%, 05/22/24 (Call 02/22/24)	380	404,882
3.88%, 11/15/21 (Call 08/15/21)	150	155,109
4.10%, 06/15/21 (Call 03/15/21)	110	113,453
4.40%, 05/01/45 (Call 11/01/44)	350	394,194
4.56%, 06/15/48 (Call 12/15/47)	259	298,298
4.66%, 06/15/51 (Call 12/15/50)	667	780,310
4.95%, 10/01/41	160	189,778
5.15%, 11/15/41 (Call 05/15/41)	120	145,014
5.65%, 06/15/42 (Call 12/15/41)	50	63,157
5.75%, 03/15/40(d)	50	63,772
6.38%, 06/01/37	29	39,020
Baxalta Inc.
4.00%, 06/23/25 (Call 03/23/25)	184	198,646
5.25%, 06/23/45 (Call 12/23/44)	142	183,173
Biogen Inc.
4.05%, 09/15/25 (Call 06/15/25)	300	328,848
5.20%, 09/15/45 (Call 03/15/45)	280	342,334
Bio-Rad Laboratories Inc., 4.88%, 12/15/20	35	35,904
Celgene Corp.
2.88%, 08/15/20	200	201,206

Security	Par (000)	Value

Biotechnology (continued)
3.25%, 08/15/22	$215	$221,527
3.25%, 02/20/23 (Call 01/20/23)	300	310,089
3.45%, 11/15/27 (Call 08/15/27)	25	26,579
3.55%, 08/15/22	223	231,815
3.88%, 08/15/25 (Call 05/15/25)	425	459,480
3.90%, 02/20/28 (Call 11/20/27)	300	328,635
4.00%, 08/15/23	275	291,376
4.35%, 11/15/47 (Call 05/15/47)	75	87,768
4.55%, 02/20/48 (Call 08/20/47)	250	303,345
4.63%, 05/15/44 (Call 11/15/43)	216	256,295
5.00%, 08/15/45 (Call 02/15/45)	303	387,028
Gilead Sciences Inc.
1.95%, 03/01/22 (Call 02/01/22)	25	25,062
2.50%, 09/01/23 (Call 07/01/23)	25	25,392
2.95%, 03/01/27 (Call 12/01/26)	35	36,409
3.25%, 09/01/22 (Call 07/01/22)	145	150,397
3.50%, 02/01/25 (Call 11/01/24)	110	116,933
3.65%, 03/01/26 (Call 12/01/25)	450	485,095
3.70%, 04/01/24 (Call 01/01/24)	625	664,725
4.15%, 03/01/47 (Call 09/01/46)	530	587,987
4.40%, 12/01/21 (Call 09/01/21)	50	52,355
4.50%, 02/01/45 (Call 08/01/44)	335	387,334
4.60%, 09/01/35 (Call 03/01/35)	135	159,957
4.75%, 03/01/46 (Call 09/01/45)	275	328,795
4.80%, 04/01/44 (Call 10/01/43)	45	54,211
5.65%, 12/01/41 (Call 06/01/41)	50	65,363

		10,960,815

Building Materials — 0.1%
American Woodmark Corp., 4.88%, 03/15/26 (Call 03/15/21)(b)	50	50,809
BMC East LLC, 5.50%, 10/01/24 (Call 11/15/19)(b)	25	26,010
Boise Cascade Co., 5.63%, 09/01/24 (Call 12/02/19)(b)	25	25,983
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 11/15/19)(b)	109	113,600
6.75%, 06/01/27 (Call 06/01/22)(b)	20	21,759
Cemex SAB de CV, 5.70%, 01/11/25 (Call 01/11/20)(e)	450	462,334
Cornerstone Building Brands Inc., 8.00%, 04/15/26 (Call 04/15/21)(b)(d)	90	88,592
CRH America Finance Inc.
3.40%, 05/09/27 (Call 02/09/27)(b)(d)	25	25,858
3.95%, 04/04/28 (Call 01/04/28)(b)	250	267,447
Fortune Brands Home & Security Inc.
3.25%, 09/15/29 (Call 06/15/29)	215	217,862
4.00%, 09/21/23 (Call 08/21/23)	125	132,095
Griffon Corp., 5.25%, 03/01/22 (Call 12/02/19)	150	151,449
James Hardie International Finance DAC, 5.00%, 01/15/28 (Call 01/15/23)(b)	200	209,464
Jeld-Wen Inc.
4.63%, 12/15/25 (Call 12/15/20)(b)	100	99,713
4.88%, 12/15/27 (Call 12/15/22)(b)	50	49,252
Johnson Controls International PLC
3.63%, 07/02/24 (Call 04/02/24)(i)	47	49,474
3.90%, 02/14/26 (Call 11/14/25)	42	44,914
4.50%, 02/15/47 (Call 08/15/46)	200	216,784
4.63%, 07/02/44 (Call 01/02/44)	35	38,071
5.13%, 09/14/45 (Call 03/14/45)	8	9,352
6.00%, 01/15/36	39	48,298
Lennox International Inc., 3.00%, 11/15/23 (Call 09/15/23)	75	75,741
Louisiana-Pacific Corp., 4.88%, 09/15/24 (Call 12/02/19)	40	41,400

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Martin Marietta Materials Inc. 3.45%, 06/01/27 (Call 03/01/27)	$50	$51,668
3.50%, 12/15/27 (Call 09/15/27)	75	78,260
4.25%, 12/15/47 (Call 06/15/47)	75	76,106
Masco Corp. 3.50%, 04/01/21 (Call 03/01/21)	50	50,827
3.50%, 11/15/27 (Call 08/15/27)	100	102,964
4.38%, 04/01/26 (Call 01/01/26)	75	81,386
4.45%, 04/01/25 (Call 01/01/25)	189	205,719
Masonite International Corp. 5.38%, 02/01/28 (Call 02/01/23)(b)	75	79,102
5.75%, 09/15/26 (Call 09/15/21)(b)	50	53,312
Norbord Inc., 5.75%, 07/15/27 (Call 07/15/22)(b)	50	51,997
Owens Corning 3.40%, 08/15/26 (Call 05/15/26)	112	112,578
3.95%, 08/15/29 (Call 05/15/29)	80	82,501
4.30%, 07/15/47 (Call 01/15/47)	60	55,639
4.40%, 01/30/48 (Call 07/30/47)	75	69,405
7.00%, 12/01/36	22	27,440
Patrick Industries Inc., 7.50%, 10/15/27 (Call 10/15/22)(b)	50	51,871
PGT Escrow Issuer Inc., 6.75%, 08/01/26 (Call 08/01/21)(b)	40	43,052
Standard Industries Inc./NJ 4.75%, 01/15/28 (Call 01/15/23)(b)	130	134,688
5.00%, 02/15/27 (Call 02/15/22)(b)	50	52,337
5.38%, 11/15/24 (Call 12/02/19)(b)	200	205,676
5.50%, 02/15/23 (Call 12/02/19)(b)	50	51,097
6.00%, 10/15/25 (Call 10/15/20)(b)	145	152,488
Summit Materials LLC/Summit Materials Finance Corp. 5.13%, 06/01/25 (Call 06/01/20)(b)	125	128,607
6.13%, 07/15/23 (Call 11/15/19)	75	76,315
6.50%, 03/15/27 (Call 03/15/22)(b)	35	37,784
U.S. Concrete Inc., 6.38%, 06/01/24 (Call 12/02/19)	105	109,404
Votorantim Cimentos International SA, 7.25%, 04/05/41(e)	200	253,350
Vulcan Materials Co. 4.50%, 04/01/25 (Call 01/01/25)	50	53,812
4.50%, 06/15/47 (Call 12/15/46)	125	136,045
4.70%, 03/01/48 (Call 09/01/47)	75	84,144

		5,215,835

Chemicals — 0.7%
Air Liquide Finance SA 2.25%, 09/27/23 (Call 07/27/23)(b)	400	402,136
2.50%, 09/27/26 (Call 06/27/26)(b)	265	268,755
Air Products & Chemicals Inc., 3.35%, 07/31/24 (Call 04/30/24)	135	142,653
Albemarle Corp., 4.15%, 12/01/24 (Call 09/01/24)	30	32,312
Alpek SAB de CV, 4.50%, 11/20/22(e)	400	417,080
Ashland LLC 4.75%, 08/15/22 (Call 05/15/22)	125	130,954
6.88%, 05/15/43 (Call 02/15/43)	50	57,001
Blue Cube Spinco LLC 9.75%, 10/15/23 (Call 10/15/20)	100	109,462
10.00%, 10/15/25 (Call 10/15/20)	50	55,932
Bluestar Finance Holdings Ltd., 3.38%, 07/16/24(e)	400	406,452
Braskem America Finance Co., 7.13%, 07/22/41 (Call 01/22/41)(e)	200	236,730
Braskem Finance Ltd. 5.75%, 04/15/21(e)	200	209,726
6.45%, 02/03/24(d)	15	16,668

Security	Par (000)	Value

Chemicals (continued)
Braskem Netherlands Finance BV 3.50%, 01/10/23(d)(e)	$200	$203,552
4.50%, 01/10/28(d)(e)	200	200,876
Cabot Corp. 3.40%, 09/15/26 (Call 06/15/26)	25	25,108
4.00%, 07/01/29 (Call 04/01/29)	250	263,280
Celanese U.S. Holdings LLC 3.50%, 05/08/24 (Call 04/08/24)	115	118,790
4.63%, 11/15/22	50	53,054
5.88%, 06/15/21	50	52,727
CF Industries Inc. 3.45%, 06/01/23	100	102,235
4.50%, 12/01/26(b)	175	192,048
4.95%, 06/01/43	100	100,104
5.15%, 03/15/34	90	95,601
5.38%, 03/15/44(d)	125	128,214
Chemours Co. (The) 5.38%, 05/15/27 (Call 02/15/27)(d)	75	66,740
6.63%, 05/15/23 (Call 12/02/19)	127	126,428
7.00%, 05/15/25 (Call 05/15/20)	125	120,596
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 3.70%, 06/01/28 (Call 03/01/28)(b)	100	107,233
CNAC HK Finbridge Co. Ltd. 3.50%, 07/19/22(e)	800	814,136
4.13%, 03/14/21(e)	200	203,528
4.13%, 07/19/27(e)	200	210,720
4.63%, 03/14/23(e)	200	210,944
5.13%, 03/14/28(e)	500	559,990
Consolidated Energy Finance SA, 6.88%, 06/15/25 (Call 06/15/20)(b)	150	147,261
Cornerstone Chemical Co., 6.75%, 08/15/24 (Call 08/15/20)(b)	155	142,919
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 11/15/19)(b)	56	58,629
Dow Chemical Co. (The) 3.00%, 11/15/22 (Call 08/15/22)	800	819,296
3.15%, 05/15/24 (Call 04/15/24)(b)	25	25,762
3.50%, 10/01/24 (Call 07/01/24)	395	413,834
3.63%, 05/15/26 (Call 03/15/26)(b)	80	83,913
4.13%, 11/15/21 (Call 11/12/19)	400	414,740
4.25%, 10/01/34 (Call 04/01/34)	100	107,603
4.38%, 11/15/42 (Call 05/15/42)	250	262,037
4.63%, 10/01/44 (Call 04/01/44)	250	269,592
4.80%, 11/30/28 (Call 08/30/28)(b)	260	296,000
4.80%, 05/15/49 (Call 11/15/48)(b)	50	55,609
5.25%, 11/15/41 (Call 05/15/41)	80	91,580
5.55%, 11/30/48 (Call 05/30/48)(b)	40	49,019
7.38%, 11/01/29	110	145,798
9.40%, 05/15/39	100	164,049
DuPont de Nemours Inc. 4.21%, 11/15/23 (Call 10/15/23)	460	493,088
4.49%, 11/15/25 (Call 09/15/25)	228	252,688
4.73%, 11/15/28 (Call 08/15/28)	475	542,022
5.32%, 11/15/38 (Call 05/15/38)	180	215,998
5.42%, 11/15/48 (Call 05/15/48)	440	548,838
Eastman Chemical Co. 3.50%, 12/01/21	450	461,025
3.60%, 08/15/22 (Call 05/15/22)	188	194,165
3.80%, 03/15/25 (Call 12/15/24)	315	329,742
4.50%, 12/01/28 (Call 09/01/28)	100	111,146

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
4.65%, 10/15/44 (Call 04/15/44)	$140	$149,444
4.80%, 09/01/42 (Call 03/01/42)	100	109,492
Ecolab Inc. 2.38%, 08/10/22 (Call 07/10/22)	100	101,132
2.70%, 11/01/26 (Call 08/01/26)	75	77,272
3.25%, 01/14/23 (Call 11/14/22)	215	223,041
3.25%, 12/01/27 (Call 09/01/27)	50	53,425
3.95%, 12/01/47 (Call 06/01/47)	180	206,683
4.35%, 12/08/21	65	68,320
5.50%, 12/08/41	39	52,161
Element Solutions Inc., 5.88%, 12/01/25 (Call 12/01/20)(b)	100	104,525
Equate Petrochemical BV, 4.25%, 11/03/26(e)	400	426,452
Eurochem Finance DAC, 5.50%, 03/13/24(e)	200	215,280
FMC Corp. 3.20%, 10/01/26 (Call 08/01/26)	130	133,341
3.45%, 10/01/29 (Call 07/01/29)	75	77,263
3.95%, 02/01/22 (Call 11/01/21)	190	196,310
4.50%, 10/01/49 (Call 04/01/49)	95	102,066
GCP Applied Technologies Inc., 5.50%, 04/15/26 (Call 04/15/21)(b)	150	154,282
HB Fuller Co., 4.00%, 02/15/27 (Call 11/15/26)	100	98,059
Hexion Inc., 7.88%, 07/15/27 (Call 07/15/22)(b)	50	48,031
Huntsman International LLC 4.50%, 05/01/29 (Call 02/01/29)	145	153,124
5.13%, 11/15/22 (Call 08/15/22)	75	79,942
INEOS Group Holdings SA, 5.63%, 08/01/24 (Call 12/02/19)(b)(d)	200	204,870
Ingevity Corp., 4.50%, 02/01/26 (Call 02/01/21)(b)(d)	50	50,602
International Flavors & Fragrances Inc. 4.38%, 06/01/47 (Call 12/01/46)	300	314,823
4.45%, 09/26/28 (Call 06/26/28)	50	55,515
5.00%, 09/26/48 (Call 03/26/48)	100	115,776
Israel Chemicals Ltd., 6.38%, 05/31/38 (Call 11/30/37)(b)(e)	138	166,336
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding Inc./Kissner USA, 8.38%, 12/01/22 (Call 12/02/19)(b)	25	26,073
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00%, 04/15/25 (Call 04/15/20)(b)	75	76,561
Lubrizol Corp. (The), 6.50%, 10/01/34	25	35,624
LYB International Finance BV 4.00%, 07/15/23	200	212,222
4.88%, 03/15/44 (Call 09/15/43)	299	329,779
5.25%, 07/15/43	5	5,689
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)	245	255,246
LYB International Finance III LLC, 4.20%, 10/15/49 (Call 04/15/49)	135	135,552
LyondellBasell Industries NV 4.63%, 02/26/55 (Call 08/26/54)	105	108,708
5.75%, 04/15/24 (Call 01/15/24)	210	237,907
Methanex Corp. 5.25%, 12/15/29 (Call 09/15/29)	225	230,395
5.65%, 12/01/44 (Call 06/01/44)	75	70,072
Mosaic Co. (The) 3.25%, 11/15/22 (Call 10/15/22)	150	153,834
4.05%, 11/15/27 (Call 08/15/27)	100	105,786
4.25%, 11/15/23 (Call 08/15/23)	345	367,656
5.63%, 11/15/43 (Call 05/15/43)	150	172,485
Neon Holdings Inc., 10.13%, 04/01/26 (Call 04/01/22)(b)	75	74,687
NewMarket Corp., 4.10%, 12/15/22	25	26,160

Security	Par (000)	Value

Chemicals (continued)
Nufarm Australia Ltd./Nufarm Americas Inc., 5.75%, 04/30/26 (Call 04/30/21)(b)	$80	$80,830
Nutrien Ltd. 3.00%, 04/01/25 (Call 01/01/25)	125	127,801
3.15%, 10/01/22 (Call 07/01/22)	200	204,666
3.38%, 03/15/25 (Call 12/15/24)	85	88,397
3.63%, 03/15/24 (Call 12/15/23)	35	36,763
4.00%, 12/15/26 (Call 09/15/26)	100	107,222
4.20%, 04/01/29 (Call 01/01/29)	150	165,816
4.90%, 06/01/43 (Call 12/01/42)	144	161,136
5.00%, 04/01/49 (Call 10/01/48)	75	88,648
5.25%, 01/15/45 (Call 07/15/44)	90	104,849
5.63%, 12/01/40	30	35,897
5.88%, 12/01/36	35	42,346
6.13%, 01/15/41 (Call 07/15/40)	80	99,314
OCP SA, 4.50%, 10/22/25(e)	400	423,292
Olin Corp. 5.00%, 02/01/30 (Call 02/01/24)	75	74,206
5.13%, 09/15/27 (Call 03/15/22)	125	128,900
5.63%, 08/01/29 (Call 08/01/24)	95	99,160
Orbia Advance Corp. SAB de CV 5.50%, 01/15/48 (Call 07/15/47)(e)	200	202,852
5.88%, 09/17/44(e)	200	210,650
PolyOne Corp., 5.25%, 03/15/23	100	107,844
PPG Industries Inc. 2.40%, 08/15/24 (Call 07/15/24)	150	151,353
2.80%, 08/15/29 (Call 05/15/29)	110	110,403
3.20%, 03/15/23 (Call 02/15/23)	60	62,063
3.60%, 11/15/20	25	25,403
3.75%, 03/15/28 (Call 12/15/27)(d)	115	125,259
PQ Corp. 5.75%, 12/15/25 (Call 12/15/20)(b)	50	51,781
6.75%, 11/15/22 (Call 12/02/19)(b)	75	77,629
Praxair Inc. 2.20%, 08/15/22 (Call 05/15/22)	60	60,450
2.65%, 02/05/25 (Call 11/05/24)	325	333,752
3.55%, 11/07/42 (Call 05/07/42)	60	63,544
4.05%, 03/15/21	25	25,761
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/25 (Call 04/01/20)(b)	75	72,949
Rayonier AM Products Inc., 5.50%, 06/01/24 (Call 12/02/19)(b)(d)	75	52,090
RPM International Inc. 3.45%, 11/15/22 (Call 08/15/22)	35	35,891
3.75%, 03/15/27 (Call 12/15/26)	50	52,033
4.25%, 01/15/48 (Call 07/15/47)	75	73,545
4.55%, 03/01/29 (Call 12/01/28)	75	81,739
5.25%, 06/01/45 (Call 12/01/44)	50	55,361
SABIC Capital II BV 4.00%, 10/10/23(e)	200	211,026
4.50%, 10/10/28(e)	200	221,794
Sasol Financing International Ltd., 4.50%, 11/14/22	200	206,524
SASOL Financing USA LLC, 5.88%, 03/27/24 (Call 02/27/24)	275	296,563
Sherwin-Williams Co. (The) 2.75%, 06/01/22 (Call 05/01/22)	73	74,265
2.95%, 08/15/29 (Call 05/15/29)	195	197,338
3.13%, 06/01/24 (Call 04/01/24)	175	181,566
3.45%, 08/01/25 (Call 05/01/25)	100	105,969
3.45%, 06/01/27 (Call 03/01/27)	150	158,400

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
3.80%, 08/15/49 (Call 02/15/49)	$180	$184,363
4.50%, 06/01/47 (Call 12/01/46)	132	148,955
4.55%, 08/01/45 (Call 02/01/45)	100	111,841
SPCM SA, 4.88%, 09/15/25 (Call 09/15/20)(b)	200	206,902
Starfruit Finco BV/Starfruit U.S. Holdco LLC, 8.00%, 10/01/26 (Call 10/01/21)(b)(d)	150	150,735
Syngenta Finance NV
3.13%, 03/28/22	565	570,249
4.89%, 04/24/25 (Call 02/24/25)(b)	260	275,330
5.18%, 04/24/28 (Call 01/24/28)(b)	260	274,750
TPC Group Inc., 10.50%, 08/01/24 (Call 08/01/21)(b)	130	137,803
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., 5.38%, 09/01/25 (Call 09/01/20)(b)	221	213,190
Tronox Finance PLC, 5.75%, 10/01/25 (Call 10/01/20)(b)	75	70,743
Tronox Inc., 6.50%, 04/15/26 (Call 04/15/21)(b)	100	97,357
Valvoline Inc., 4.38%, 08/15/25 (Call 08/15/20)	100	101,833
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25 (Call 07/15/20)(b)	50	40,230
Westlake Chemical Corp.
3.60%, 08/15/26 (Call 05/15/26)	100	103,674
4.38%, 11/15/47 (Call 05/15/47)	105	103,891
5.00%, 08/15/46 (Call 02/15/46)	110	119,010
WR Grace & Co.-Conn
5.13%, 10/01/21(b)	100	103,707
5.63%, 10/01/24(b)	25	27,128
Yara International ASA, 4.75%, 06/01/28 (Call 03/01/28)(b)	150	164,718

		28,461,570

Coal — 0.0%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 05/01/20)(b)	70	59,262
China Shenhua Overseas Capital Co. Ltd., 3.88%, 01/20/25(e)	200	209,930
CONSOL Energy Inc., 11.00%, 11/15/25 (Call 11/15/21)(b)	25	21,277
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50%, 04/01/23 (Call 04/01/20)(b)(c)	50	4,574
Korea Resources Corp., 3.00%, 04/24/22(e)	200	202,924
Natural Resource Partners LP/NRP Finance Corp., 9.13%, 06/30/25 (Call 10/30/21)(b)	50	46,959
Peabody Energy Corp.
6.00%, 03/31/22 (Call 12/02/19)(b)	25	23,128
6.38%, 03/31/25 (Call 03/31/20)(b)	50	41,393
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25 (Call 06/15/20)(b)	115	98,525
Warrior Met Coal Inc., 8.00%, 11/01/24 (Call 11/01/20)(b)	35	35,656

		743,628

Commercial Services — 0.4%
ACE Cash Express Inc., 12.00%, 12/15/22 (Call 12/15/19)(b)(d)	54	49,973
Adani Ports & Special Economic Zone Ltd., 4.00%, 07/30/27 (Call 06/30/27)(e)	200	204,808
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 12/02/19)(b)	75	61,488
American University (The), Series 2019, 3.67%, 04/01/49	32	35,021
AMN Healthcare Inc., 4.63%, 10/01/27 (Call 10/01/22)(b)	50	50,922
APTIM Corp., 7.75%, 06/15/25 (Call 06/15/20)(b)(d)	75	52,802
Ashtead Capital Inc.
4.13%, 08/15/25 (Call 08/15/20)(b)	200	204,398
4.25%, 11/01/29 (Call 11/01/24)(b)	200	202,122
5.63%, 10/01/24 (Call 12/02/19)(b)	200	206,100

Security	Par (000)	Value

Commercial Services (continued)
Automatic Data Processing Inc., 3.38%, 09/15/25 (Call 06/15/25)	$160	$172,006
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.25%, 03/15/25 (Call 03/15/20)(b)(d)	100	103,000
5.50%, 04/01/23 (Call 12/02/19)	44	44,864
5.75%, 07/15/27 (Call 07/15/22)(b)	60	61,687
6.38%, 04/01/24 (Call 12/02/19)(b)	100	104,340
Block Financial LLC
5.25%, 10/01/25 (Call 07/01/25)	185	201,755
5.50%, 11/01/22 (Call 05/01/22)	55	58,906
Brink’s Co. (The), 4.63%, 10/15/27 (Call 10/15/22)(b)	125	127,122
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24 (Call 08/01/21)(b)	90	92,684
Cardtronics Inc./Cardtronics USA Inc., 5.50%, 05/01/25 (Call 05/01/20)(b)	60	62,087
Carriage Services Inc., 6.63%, 06/01/26 (Call 06/01/21)(b)	50	52,218
Cimpress NV, 7.00%, 06/15/26 (Call 06/15/21)(b)	150	158,404
Cintas Corp. No. 2
2.90%, 04/01/22 (Call 03/01/22)	670	683,909
3.25%, 06/01/22 (Call 03/01/22)	477	491,525
3.70%, 04/01/27 (Call 01/01/27)	210	229,509
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114	105	132,474
DP World Crescent Ltd.
3.88%, 07/18/29(e)	600	607,932
4.85%, 09/26/28(e)	200	218,108
DP World PLC
5.63%, 09/25/48(e)	200	231,584
6.85%, 07/02/37(b)	420	553,560
Equifax Inc.
2.30%, 06/01/21 (Call 05/01/21)	100	99,966
3.30%, 12/15/22 (Call 09/15/22)	35	36,067
3.95%, 06/15/23 (Call 05/15/23)	35	36,808
ERAC USA Finance LLC
3.80%, 11/01/25 (Call 08/01/25)(b)	200	213,774
3.85%, 11/15/24 (Call 08/15/24)(b)	100	106,738
4.20%, 11/01/46 (Call 05/01/46)(b)	140	149,535
5.63%, 03/15/42(b)	200	251,464
7.00%, 10/15/37(b)	110	155,163
Experian Finance PLC, 4.25%, 02/01/29 (Call 11/01/28)(b)	200	224,480
Flexi-Van Leasing Inc., 10.00%, 02/15/23 (Call 02/15/20)(b)	50	47,524
Gartner Inc., 5.13%, 04/01/25 (Call 04/01/20)(b)	75	78,623
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26 (Call 07/31/22)(e)	200	207,654
George Washington University (The), Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	77	90,859
Global Payments Inc.
2.65%, 02/15/25 (Call 01/15/25)	25	25,350
3.20%, 08/15/29 (Call 05/15/29)	60	61,211
3.80%, 04/01/21 (Call 03/01/21)	30	30,636
4.00%, 06/01/23 (Call 05/01/23)	75	79,267
4.15%, 08/15/49 (Call 02/15/49)	25	26,338
4.80%, 04/01/26 (Call 01/01/26)	100	112,278
Graham Holdings Co., 5.75%, 06/01/26 (Call 06/01/21)(b)	35	37,555
GW B-CR Security Corp., 9.50%, 11/01/27 (Call 11/01/22)(b)	35	35,943
Harsco Corp., 5.75%, 07/31/27 (Call 07/31/22)(b)	75	78,439
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(b)	175	182,838
Hertz Corp. (The) 5.50%, 10/15/24 (Call 11/12/19)(b)(d)	125	124,275

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
6.25%, 10/15/22 (Call 12/02/19)	$75	$75,761
7.13%, 08/01/26 (Call 08/01/22)(b)	70	72,253
7.63%, 06/01/22 (Call 12/02/19)(b)	175	182,129
IHS Markit Ltd.
3.63%, 05/01/24 (Call 04/01/24)	95	99,289
4.00%, 03/01/26 (Call 12/01/25)(b)	125	132,920
4.13%, 08/01/23 (Call 07/01/23)	175	184,726
4.25%, 05/01/29 (Call 02/01/29)	100	108,135
4.75%, 02/15/25 (Call 11/15/24)(b)	80	88,013
4.75%, 08/01/28 (Call 05/01/28)	130	145,651
5.00%, 11/01/22 (Call 08/01/22)(b)	75	80,221
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 12/02/19)(b)	150	155,250
Johns Hopkins University, Series 2013, 4.08%, 07/01/53	25	29,630
Laureate Education Inc., 8.25%, 05/01/25 (Call 05/01/20)(b)	125	135,686
Leland Stanford Junior University (The), 3.65%, 05/01/48 (Call 11/01/47)	25	28,328
LSC Communications Inc., 8.75%, 10/15/23 (Call 12/02/19)(b)	50	34,024
Massachusetts Institute of Technology
4.68%, 07/01/2114	180	244,503
5.60%, 07/01/2111	175	285,782
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance Inc., 7.88%, 10/01/22 (Call 11/15/19)(b)	50	44,833
Moody’s Corp.
2.63%, 01/15/23 (Call 12/15/22)	120	121,794
2.75%, 12/15/21 (Call 11/15/21)	25	25,344
3.25%, 01/15/28 (Call 10/15/27)	126	133,135
4.50%, 09/01/22 (Call 06/01/22)	44	46,708
4.88%, 02/15/24 (Call 11/15/23)	79	87,348
5.25%, 07/15/44	150	191,047
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 12/02/19)(b)	205	189,832
Nielsen Co Luxembourg SARL/The
5.00%, 02/01/25 (Call 02/01/20)(b)(d)	75	74,687
5.50%, 10/01/21 (Call 12/02/19)(b)(d)	50	50,153
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (Call 12/02/19)(b)	325	327,281
Northwestern University
4.64%, 12/01/44	50	63,633
Series 2017, 3.66%, 12/01/57 (Call 06/01/57)	40	45,937
PayPal Holdings Inc.
2.20%, 09/26/22	70	70,381
2.40%, 10/01/24 (Call 09/01/24)	370	373,367
2.65%, 10/01/26 (Call 08/01/26)	95	96,181
2.85%, 10/01/29 (Call 07/01/29)	215	216,243
President and Fellows of Harvard College
3.15%, 07/15/46 (Call 01/15/46)	110	117,234
3.30%, 07/15/56 (Call 01/15/56)	200	218,534
Prime Security Services Borrower LLC/Prime Finance Inc.
5.25%, 04/15/24(b)	90	91,942
5.75%, 04/15/26(b)	230	235,966
9.25%, 05/15/23 (Call 12/02/19)(b)	165	173,385
Refinitiv U.S. Holdings Inc.
6.25%, 05/15/26 (Call 11/15/21)(b)	180	195,638
8.25%, 11/15/26 (Call 11/15/21)(b)	265	297,590
RELX Capital Inc., 4.00%, 03/18/29 (Call 12/18/28)	150	164,892

Security	Par (000)	Value

Commercial Services (continued)
Ritchie Bros. Auctioneers Inc., 5.38%, 01/15/25 (Call 01/15/20)(b)	$75	$78,313
RR Donnelley & Sons Co.
6.00%, 04/01/24	50	51,236
7.88%, 03/15/21	41	41,969
S&P Global Inc.
2.95%, 01/22/27 (Call 10/22/26)	60	62,313
4.00%, 06/15/25 (Call 03/15/25)	105	115,001
4.40%, 02/15/26 (Call 11/15/25)	100	112,000
4.50%, 05/15/48 (Call 11/15/47)	50	61,859
Service Corp. International/U.S.
4.63%, 12/15/27 (Call 12/15/22)(d)	75	78,388
5.13%, 06/01/29 (Call 06/01/24)	75	80,101
5.38%, 05/15/24 (Call 12/02/19)	75	77,528
7.50%, 04/01/27	25	30,717
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(b)	100	103,726
Shanghai Port Group BVI Development Co. Ltd., 2.40%, 09/11/24(e)	400	398,492
Sotera Health Topco Inc. (8.88% PIK), 8.13%, 11/01/21 (Call 12/02/19)(b)(j)	25	24,933
Sotheby’s, 7.38%, 10/15/27 (Call 10/15/22)(b)	200	200,768
Team Health Holdings Inc., 6.38%, 02/01/25 (Call 02/01/20)(b)(d)	90	58,234
TMS International Holding Corp., 7.25%, 08/15/25 (Call 08/15/20)(b)	65	53,780
United Rentals North America Inc.
3.88%, 11/15/27 (Call 11/15/22)	105	106,178
4.63%, 07/15/23 (Call 11/20/19)	150	153,558
4.63%, 10/15/25 (Call 10/15/20)	130	132,960
4.88%, 01/15/28 (Call 01/15/23)	250	258,087
5.25%, 01/15/30 (Call 01/15/25)	110	115,761
5.50%, 07/15/25 (Call 07/15/20)	125	130,000
5.50%, 05/15/27 (Call 05/15/22)	205	216,531
5.88%, 09/15/26 (Call 09/15/21)	203	215,397
6.50%, 12/15/26 (Call 12/15/21)	175	189,591
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	20	21,840
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	90	98,302
University of Southern California, 3.03%, 10/01/39	340	348,469
Verisk Analytics Inc.
4.00%, 06/15/25 (Call 03/15/25)	75	81,063
4.13%, 03/15/29 (Call 12/15/28)	130	143,455
5.50%, 06/15/45 (Call 12/15/44)	50	62,113
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(b)	145	154,645
WEX Inc., 4.75%, 02/01/23 (Call 12/02/19)(b)	50	50,511
WW International Inc., 8.63%, 12/01/25 (Call 12/01/20)(b)(d)	50	51,569

		17,842,867

Computers — 0.7%
Apple Inc.
1.55%, 08/04/21 (Call 07/04/21)	25	24,922
1.70%, 09/11/22	115	115,035
1.80%, 09/11/24 (Call 08/11/24)	115	114,713
2.00%, 11/13/20	110	110,314
2.05%, 09/11/26 (Call 07/11/26)	400	398,668
2.10%, 09/12/22 (Call 08/12/22)	25	25,235
2.20%, 09/11/29 (Call 06/11/29)	215	211,951
2.25%, 02/23/21 (Call 01/23/21)	900	905,634

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
2.40%, 01/13/23 (Call 12/13/22)	$15	$15,276
2.40%, 05/03/23	1,445	1,473,004
2.45%, 08/04/26 (Call 05/04/26)	245	250,145
2.50%, 02/09/22 (Call 01/09/22)	1,010	1,026,695
2.50%, 02/09/25	150	154,048
2.70%, 05/13/22	100	102,401
2.75%, 01/13/25 (Call 11/13/24)	210	217,902
2.85%, 05/06/21	397	403,511
2.85%, 02/23/23 (Call 12/23/22)	250	257,815
2.85%, 05/11/24 (Call 03/11/24)	365	379,085
2.90%, 09/12/27 (Call 06/12/27)	590	617,695
2.95%, 09/11/49 (Call 03/11/49)	235	228,392
3.00%, 02/09/24 (Call 12/09/23)	385	402,456
3.00%, 06/20/27 (Call 03/20/27)	150	158,107
3.00%, 11/13/27 (Call 08/13/27)	100	105,647
3.20%, 05/13/25	170	180,963
3.20%, 05/11/27 (Call 02/11/27)	361	384,649
3.25%, 02/23/26 (Call 11/23/25)	330	351,674
3.35%, 02/09/27 (Call 11/09/26)	240	257,798
3.45%, 05/06/24	135	144,088
3.45%, 02/09/45	325	344,406
3.75%, 09/12/47 (Call 03/12/47)	50	55,560
3.75%, 11/13/47 (Call 05/13/47)	200	222,756
3.85%, 05/04/43	345	386,986
3.85%, 08/04/46 (Call 02/04/46)	192	216,639
4.25%, 02/09/47 (Call 08/09/46)	220	262,216
4.38%, 05/13/45	280	337,806
4.45%, 05/06/44	150	182,181
4.50%, 02/23/36 (Call 08/23/35)	175	212,789
4.65%, 02/23/46 (Call 08/23/45)	500	627,785
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(b)	205	191,365
Booz Allen Hamilton Inc., 5.13%, 05/01/25 (Call 05/01/20)(b)	25	25,868
Dell Inc.
5.40%, 09/10/40	50	49,443
6.50%, 04/15/38	75	79,190
7.10%, 04/15/28(d)	100	116,168
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (Call 06/15/24)(b)	235	246,087
4.42%, 06/15/21 (Call 05/15/21)(b)	1,594	1,646,092
4.90%, 10/01/26 (Call 08/01/26)(b)	60	65,086
5.30%, 10/01/29 (Call 07/01/29)(b)	110	121,552
5.45%, 06/15/23 (Call 04/15/23)(b)	195	212,127
5.88%, 06/15/21 (Call 11/15/19)(b)	161	163,607
6.02%, 06/15/26 (Call 03/15/26)(b)	410	468,245
7.13%, 06/15/24 (Call 11/15/19)(b)	250	264,495
8.10%, 07/15/36 (Call 01/15/36)(b)	290	373,146
8.35%, 07/15/46 (Call 01/15/46)(b)	280	373,772
Diebold Nixdorf Inc., 8.50%, 04/15/24 (Call 12/02/19)	70	60,417
DXC Technology Co.
4.25%, 04/15/24 (Call 02/15/24)	165	172,506
4.75%, 04/15/27 (Call 01/15/27)	130	137,052
EMC Corp.
2.65%, 06/01/20	100	100,000
3.38%, 06/01/23 (Call 03/01/23)	195	195,872
Everi Payments Inc., 7.50%, 12/15/25 (Call 12/15/20)(b)	50	52,794
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(b)(d)	150	71,729
Genpact Luxembourg Sarl, 3.70%, 04/01/22 (Call 03/01/22)	150	152,661

Security	Par (000)	Value

Computers (continued)
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 12/02/19)(b)	$150	$119,415
9.25%, 03/01/21 (Call 12/02/19)(b)(d)	100	92,537
Hewlett Packard Enterprise Co.
2.25%, 04/01/23 (Call 03/01/23)	285	285,017
4.40%, 10/15/22 (Call 08/15/22)	285	302,103
4.90%, 10/15/25 (Call 07/15/25)	190	211,970
6.20%, 10/15/35 (Call 04/15/35)	130	156,094
6.35%, 10/15/45 (Call 04/15/45)	285	338,346
HP Inc.
4.05%, 09/15/22	100	105,658
4.30%, 06/01/21	25	25,900
6.00%, 09/15/41	170	195,825
IBM Credit LLC
1.80%, 01/20/21	110	109,948
3.00%, 02/06/23	125	128,899
3.45%, 11/30/20	100	101,783
3.60%, 11/30/21	575	595,286
International Business Machines Corp.
1.88%, 08/01/22	50	49,930
2.25%, 02/19/21	100	100,528
2.50%, 01/27/22	15	15,194
2.85%, 05/13/22	25	25,567
2.90%, 11/01/21	40	40,810
3.00%, 05/15/24	550	571,142
3.30%, 05/15/26	20	21,168
3.30%, 01/27/27	100	106,227
3.38%, 08/01/23	200	209,424
3.45%, 02/19/26	710	758,181
3.50%, 05/15/29	550	591,470
3.63%, 02/12/24	509	540,334
4.00%, 06/20/42	155	170,674
4.15%, 05/15/39	250	282,882
4.25%, 05/15/49	845	965,742
4.70%, 02/19/46	210	253,562
5.60%, 11/30/39	100	132,373
Leidos Inc.
5.50%, 07/01/33(d)	25	25,538
7.13%, 07/01/32	50	58,615
Lenovo Group Ltd.
3.88%, 03/16/22(e)	200	200,042
4.75%, 03/29/23(e)	200	204,016
MTS Systems Corp., 5.75%, 08/15/27 (Call 08/15/22)(b)	50	52,463
NCR Corp.
5.00%, 07/15/22 (Call 12/02/19)	90	90,897
5.75%, 09/01/27 (Call 09/01/22)(b)	90	92,052
5.88%, 12/15/21 (Call 12/02/19)	25	25,124
6.13%, 09/01/29 (Call 09/01/24)(b)	75	78,630
6.38%, 12/15/23 (Call 12/02/19)	125	128,122
NetApp Inc., 3.30%, 09/29/24 (Call 07/29/24)	175	180,299
Seagate HDD Cayman
4.25%, 03/01/22 (Call 02/01/22)	57	58,903
4.75%, 06/01/23	59	62,149
4.75%, 01/01/25	81	85,113
4.88%, 03/01/24 (Call 01/01/24)	50	52,931
4.88%, 06/01/27 (Call 03/01/27)	230	242,687
5.75%, 12/01/34 (Call 06/01/34)	120	123,011
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25 (Call 06/01/20)(b)	115	117,932

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)	$330	$337,016

		27,025,750

Cosmetics & Personal Care — 0.1%
Avon International Capital PLC, 6.50%, 08/15/22 (Call 12/02/19)(b)	49	50,778
Avon International Operations Inc., 7.88%, 08/15/22 (Call 12/02/19)(b)	75	78,139
Avon Products Inc.
7.00%, 03/15/23	200	210,346
8.95%, 03/15/43	50	57,475
Colgate-Palmolive Co.
2.25%, 11/15/22	380	386,194
3.70%, 08/01/47 (Call 02/01/47)	150	174,627
4.00%, 08/15/45	220	262,165
Coty Inc., 6.50%, 04/15/26 (Call 04/15/21)(b)(d)	85	87,215
Edgewell Personal Care Co.
4.70%, 05/19/21	115	117,691
4.70%, 05/24/22	75	77,486
Estee Lauder Companies Inc. (The)
3.15%, 03/15/27 (Call 12/15/26)	50	52,784
4.15%, 03/15/47 (Call 09/15/46)	50	58,785
4.38%, 06/15/45 (Call 12/15/44)	110	131,674
First Quality Finance Co. Inc., 5.00%, 07/01/25 (Call 07/01/20)(b)	95	98,309
High Ridge Brands Co., 8.88%, 03/15/25 (Call 03/15/20)(b)	6	40
Procter & Gamble Co. (The)
2.15%, 08/11/22	55	55,707
2.30%, 02/06/22	180	182,489
2.45%, 11/03/26	170	175,102
3.10%, 08/15/23	85	89,224
3.50%, 10/25/47	205	232,025
Revlon Consumer Products Corp.
5.75%, 02/15/21 (Call 12/02/19)(d)	75	64,850
6.25%, 08/01/24 (Call 12/02/19)(d)	50	25,802
Unilever Capital Corp.
1.38%, 07/28/21	100	99,219
2.00%, 07/28/26	100	98,926
2.60%, 05/05/24 (Call 03/05/24)	200	205,286
2.75%, 03/22/21	100	101,228
3.00%, 03/07/22	100	102,722
3.25%, 03/07/24 (Call 02/07/24)	100	105,368
3.50%, 03/22/28 (Call 12/22/27)	150	164,052
5.90%, 11/15/32	312	424,785

		3,970,493

Distribution & Wholesale — 0.1%
American Builders & Contractors Supply Co. Inc.
4.00%, 01/15/28 (Call 01/15/23)(b)	95	94,786
5.75%, 12/15/23 (Call 12/02/19)(b)	50	51,582
5.88%, 05/15/26 (Call 05/15/21)(b)	75	78,823
Anixter Inc.
5.13%, 10/01/21	75	77,543
5.50%, 03/01/23	75	77,183
6.00%, 12/01/25 (Call 09/01/25)	25	27,852
Chongqing Nan’an Urban Construction & Development Group Co. Ltd., 3.63%, 07/19/21(e)	250	249,720
Core & Main Holdings LP (9.38% PIK), 8.63%, 09/15/24 (Call 09/15/20)(b)(j)	50	49,863
Core & Main LP, 6.13%, 08/15/25 (Call 08/15/20)(b)(d)	75	76,419

Security	Par (000)	Value

Distribution & Wholesale (continued)
Ferguson Finance PLC, 4.50%, 10/24/28 (Call 07/24/28)(b)	$522	$564,647
H&E Equipment Services Inc., 5.63%, 09/01/25 (Call 09/01/20)	125	131,376
HD Supply Inc., 5.38%, 10/15/26 (Call 10/15/21)(b)	25	26,444
IAA Inc., 5.50%, 06/15/27 (Call 06/15/22)(b)	75	80,444
KAR Auction Services Inc., 5.13%, 06/01/25 (Call 06/01/20)(b)	125	130,659
LKQ Corp., 4.75%, 05/15/23 (Call 12/02/19)	70	71,287
Performance Food Group Inc.
5.50%, 06/01/24 (Call 11/12/19)(b)	50	51,242
5.50%, 10/15/27 (Call 10/15/22)(b)	155	164,284
Resideo Funding Inc., 6.13%, 11/01/26 (Call 11/01/21)(b)	50	50,370
Univar USA Inc., 6.75%, 07/15/23 (Call 11/12/19)(b)	25	25,393
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	35	36,601
4.20%, 05/15/47 (Call 11/15/46)	125	140,194
4.60%, 06/15/45 (Call 12/15/44)	240	286,330

		2,543,042

Diversified Financial Services — 1.4%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(a)	150	156,744
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.88%, 08/14/24 (Call 07/14/24)	150	150,900
3.50%, 01/15/25 (Call 11/15/24)	150	154,845
3.65%, 07/21/27 (Call 04/21/27)	150	153,867
3.88%, 01/23/28 (Call 10/23/27)	150	154,921
3.95%, 02/01/22 (Call 01/01/22)	500	517,095
4.45%, 10/01/25 (Call 08/01/25)	150	161,770
4.50%, 05/15/21	200	206,706
4.63%, 07/01/22	175	184,959
5.00%, 10/01/21	200	210,042
AG Merger Sub II Inc., 10.75%, 08/01/27 (Call 08/01/22)(b)	10	9,881
Air Lease Corp.
2.25%, 01/15/23	105	104,701
2.50%, 03/01/21	306	307,432
2.63%, 07/01/22 (Call 06/01/22)	140	141,140
2.75%, 01/15/23 (Call 12/15/22)	155	156,832
3.00%, 09/15/23 (Call 07/15/23)	215	219,205
3.25%, 03/01/25 (Call 01/01/25)	200	205,920
3.25%, 10/01/29 (Call 07/01/29)	115	114,524
3.38%, 06/01/21 (Call 05/01/21)	90	91,667
3.50%, 01/15/22	45	46,271
3.63%, 04/01/27 (Call 01/01/27)	100	104,358
3.63%, 12/01/27 (Call 09/01/27)	110	113,935
3.75%, 06/01/26 (Call 04/01/26)	161	169,337
3.88%, 04/01/21 (Call 03/01/21)	125	127,585
4.25%, 09/15/24 (Call 06/15/24)	105	112,438
4.63%, 10/01/28 (Call 07/01/28)	50	55,560
Aircastle Ltd.
4.13%, 05/01/24 (Call 02/01/24)	100	104,749
4.25%, 06/15/26 (Call 04/15/26)	15	15,606
4.40%, 09/25/23 (Call 08/25/23)	135	142,100
5.00%, 04/01/23	125	133,964
5.13%, 03/15/21	40	41,414
5.50%, 02/15/22	260	276,216
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.63%, 07/15/26 (Call 07/15/22)(b)	145	154,758
9.75%, 07/15/27 (Call 07/15/22)(b)	140	147,270

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Ally Financial Inc.
3.88%, 05/21/24 (Call 04/21/24)	$55	$57,529
4.13%, 02/13/22	100	103,383
4.25%, 04/15/21	82	84,011
4.63%, 05/19/22	50	52,378
4.63%, 03/30/25	275	299,032
5.13%, 09/30/24	110	121,003
5.75%, 11/20/25 (Call 10/21/25)	150	167,221
8.00%, 11/01/31	350	486,647
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)	92	93,212
2.50%, 07/30/24 (Call 06/30/24)	80	81,189
2.65%, 12/02/22	125	127,500
2.75%, 05/20/22 (Call 04/20/22)	25	25,481
3.00%, 02/22/21 (Call 01/22/21)	525	532,297
3.00%, 10/30/24 (Call 09/29/24)	75	77,964
3.13%, 05/20/26 (Call 04/20/26)	50	52,594
3.38%, 05/17/21 (Call 04/17/21)	100	102,126
3.40%, 02/27/23 (Call 01/27/23)	25	26,076
3.40%, 02/22/24 (Call 01/22/24)	850	892,976
3.63%, 12/05/24 (Call 11/04/24)	305	324,017
3.70%, 11/05/21 (Call 10/05/21)	100	103,384
4.05%, 12/03/42	241	280,531
4.20%, 11/06/25 (Call 10/06/25)	110	121,712
American Express Credit Corp.
2.25%, 05/05/21 (Call 04/04/21)	625	628,619
2.70%, 03/03/22 (Call 01/31/22)	45	45,807
3.30%, 05/03/27 (Call 04/03/27)	745	800,771
Ameriprise Financial Inc.
2.88%, 09/15/26 (Call 06/15/26)	105	107,943
3.00%, 03/22/22	70	71,571
3.70%, 10/15/24	165	176,537
4.00%, 10/15/23	290	309,520
Avation Capital SA, 6.50%, 05/15/21 (Call 05/15/20)(b)(d)	200	208,276
Avolon Holdings Funding Ltd.
3.63%, 05/01/22 (Call 04/01/22)(b)	150	153,153
3.95%, 07/01/24 (Call 06/01/24)(b)	100	103,688
4.38%, 05/01/26 (Call 03/01/26)(b)	110	116,046
5.13%, 10/01/23 (Call 09/01/23)(b)	155	167,282
5.25%, 05/15/24 (Call 04/15/24)(b)	160	174,342
5.50%, 01/15/23 (Call 12/15/22)(b)	155	166,854
Azure Nova International Finance Ltd.
2.63%, 11/01/21(e)	200	199,458
3.50%, 03/21/22(e)	200	203,208
Azure Orbit IV International Finance Ltd., 3.75%, 01/25/23(e)	200	205,342
BGC Partners Inc.
3.75%, 10/01/24 (Call 09/01/24)(b)	130	129,206
5.38%, 07/24/23	75	79,895
Blackstone Holdings Finance Co. LLC
2.50%, 01/10/30 (Call 10/10/29)(b)	95	93,395
3.50%, 09/10/49 (Call 03/10/49)(b)	200	200,922
4.45%, 07/15/45(b)	40	45,124
5.00%, 06/15/44(b)	50	60,849
BOC Aviation Ltd.
3.00%, 09/11/29 (Call 06/11/29)(b)	400	395,704
3.50%, 10/10/24 (Call 09/10/24)(e)	200	206,802
3.50%, 09/18/27 (Call 06/18/27)(e)	200	205,720
3.88%, 04/27/26 (Call 01/27/26)(e)	400	419,688

Security	Par (000)	Value

Diversified Financial Services (continued)
Bocom Leasing Management Hong Kong Co. Ltd., 4.38%, 01/22/24(e)	$200	$212,096
Brookfield Finance Inc.
3.90%, 01/25/28 (Call 10/25/27)	180	190,640
4.00%, 04/01/24 (Call 02/01/24)	175	186,301
4.25%, 06/02/26 (Call 03/02/26)	50	54,050
4.70%, 09/20/47 (Call 03/20/47)	105	118,009
4.85%, 03/29/29 (Call 12/29/28)	65	73,900
Cantor Fitzgerald LP, 4.88%, 05/01/24 (Call 04/01/24)(b)	100	105,852
Capital One Financial Corp.
3.05%, 03/09/22 (Call 02/09/22)	74	75,456
3.20%, 01/30/23 (Call 12/30/22)	200	205,566
3.20%, 02/05/25 (Call 01/05/25)	217	224,688
3.30%, 10/30/24 (Call 09/30/24)	290	302,392
3.45%, 04/30/21 (Call 03/30/21)	450	459,261
3.50%, 06/15/23	330	343,761
3.75%, 04/24/24 (Call 03/24/24)	175	185,005
3.75%, 07/28/26 (Call 06/28/26)	225	236,743
3.75%, 03/09/27 (Call 02/09/27)	350	371,406
3.80%, 01/31/28 (Call 12/31/27)	50	53,188
3.90%, 01/29/24 (Call 12/29/23)	265	280,836
4.20%, 10/29/25 (Call 09/29/25)	350	377,268
4.25%, 04/30/25 (Call 03/31/25)	50	54,518
4.75%, 07/15/21	75	78,324
Cboe Global Markets Inc., 3.65%, 01/12/27 (Call 10/12/26)	210	225,817
CCBL Cayman 1 Corp. Ltd., 2.75%, 05/31/21(e)	200	199,774
CDBL Funding 1, 4.25%, 12/02/24(e)	200	212,388
CDBL Funding 2, 3.15%, 07/18/21, (3 mo. LIBOR US + 1.150%)(e)(g)	200	200,488
CDP Financial Inc., 3.15%, 07/24/24(b)	415	440,485
Charles Schwab Corp. (The)
2.65%, 01/25/23 (Call 12/25/22)	140	142,737
3.00%, 03/10/25 (Call 12/10/24)	25	26,021
3.20%, 03/02/27 (Call 12/02/26)	130	136,532
3.20%, 01/25/28 (Call 10/25/27)	165	173,730
3.25%, 05/21/21 (Call 04/21/21)	250	255,280
3.25%, 05/22/29 (Call 02/22/29)	100	105,997
3.45%, 02/13/26 (Call 11/13/25)	40	42,486
3.55%, 02/01/24 (Call 01/01/24)	350	369,778
3.85%, 05/21/25 (Call 03/21/25)	40	43,370
4.00%, 02/01/29 (Call 11/01/28)	150	166,980
Charming Light Investments Ltd.
4.38%, 12/21/27(e)	600	646,776
5.00%, 09/03/24(e)	250	274,040
China Cinda Finance 2014 Ltd., 5.63%, 05/14/24(e)	200	223,298
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25(e)	400	425,992
China Cinda Finance 2017 I Ltd.
4.10%, 03/09/24(e)	600	630,036
4.40%, 03/09/27(e)	200	217,260
4.75%, 02/08/28(e)	200	223,566
China Great Wall International Holdings III Ltd.
2.63%, 10/27/21(e)	200	199,536
3.13%, 08/31/22(e)	450	454,545
CICC Hong Kong Finance 2016 MTN Ltd., 3.46%, 05/03/22, (3 mo. LIBOR US + 1.175%)(e)(g)	400	401,356
Citadel LP, 5.38%, 01/17/23 (Call 12/17/22)(b)	55	57,986
CITIC Securities Finance MTN Co. Ltd., 3.25%, 04/20/22(e)	200	202,458
Clifford Capital Pte. Ltd., 1.73%, 09/10/24(e)	400	396,380

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
CME Group Inc.
3.00%, 09/15/22	$210	$217,243
3.00%, 03/15/25 (Call 12/15/24)	239	251,323
3.75%, 06/15/28 (Call 03/15/28)	205	229,249
4.15%, 06/15/48 (Call 12/15/47)	40	48,278
5.30%, 09/15/43 (Call 03/15/43)	105	142,794
CPPIB Capital Inc., 2.25%, 01/25/22(b)	500	505,885
Credit Acceptance Corp.
6.13%, 02/15/21 (Call 12/02/19)	8	8,038
6.63%, 03/15/26 (Call 03/15/22)(b)	45	47,853
7.38%, 03/15/23 (Call 12/02/19)	50	51,800
Credit Suisse USA Inc., 7.13%, 07/15/32	235	343,354
Curo Group Holdings Corp., 8.25%, 09/01/25 (Call 09/01/21)(b)	75	66,216
Daiwa Securities Group Inc., 3.13%, 04/19/22(b)	101	102,926
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	50	53,059
3.85%, 11/21/22	20	20,953
3.95%, 11/06/24 (Call 08/06/24)	313	333,514
4.10%, 02/09/27 (Call 11/09/26)	299	320,755
4.50%, 01/30/26 (Call 11/30/25)	295	323,205
5.20%, 04/27/22	25	26,789
E*TRADE Financial Corp.
2.95%, 08/24/22 (Call 07/24/22)	106	108,071
3.80%, 08/24/27 (Call 05/24/27)	30	31,253
4.50%, 06/20/28 (Call 03/20/28)	125	136,382
Eaton Vance Corp., 3.50%, 04/06/27 (Call 01/06/27)	175	185,740
Enova International Inc., 8.50%, 09/01/24 (Call 09/01/20)(b)(d)	50	46,755
Fairstone Financial Inc., 7.88%, 07/15/24 (Call 07/15/21)(b)	65	68,415
Franklin Resources Inc., 2.85%, 03/30/25	100	103,422
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	250	257,065
4.42%, 11/15/35	1,450	1,533,984
Global Aircraft Leasing Co. Ltd. (7.25% PIK), 6.50%, 09/15/24 (Call 09/15/21)(b)(j)	325	332,982
goeasy Ltd., 7.88%, 11/01/22 (Call 11/15/19)(b)	163	169,494
Gtlk Europe Capital DAC, 5.95%, 04/17/25(e)	200	213,556
HSBC Finance Corp., 6.68%, 01/15/21	80	83,630
Huarong Finance 2017 Co. Ltd.
3.75%, 04/27/22(e)	600	612,306
4.25%, 11/07/27(e)	430	450,962
4.75%, 04/27/27(e)	400	431,524
4.95%, 11/07/47(e)	200	208,846
ICBCIL Finance Co. Ltd.
2.75%, 05/19/21(e)	200	200,266
3.11%, 05/15/21, (3 mo. LIBOR US + 0.950%)(e)(g)	400	399,640
3.13%, 11/15/22(e)	410	415,256
3.38%, 04/05/22(e)	200	203,224
ICD Sukuk Co. Ltd., 5.00%, 02/01/27(e)	400	419,948
Intercontinental Exchange Inc.
2.35%, 09/15/22 (Call 08/15/22)	128	129,379
2.75%, 12/01/20 (Call 11/01/20)	80	80,674
3.10%, 09/15/27 (Call 06/15/27)	240	251,678
3.45%, 09/21/23 (Call 08/21/23)	100	105,149
3.75%, 12/01/25 (Call 09/01/25)	290	313,850
4.00%, 10/15/23	215	229,837
4.25%, 09/21/48 (Call 03/21/48)	100	120,367

Security	Par (000)	Value

Diversified Financial Services (continued)
International Lease Finance Corp.
4.63%, 04/15/21	$150	$155,200
5.88%, 08/15/22	433	474,014
8.25%, 12/15/20	260	277,493
8.63%, 01/15/22	50	56,899
Inventive Global Investments Ltd.
3.01%, 09/19/21, (3 mo. LIBOR US + 0.850%)(e)(g)	200	200,820
3.88%, 09/19/21(e)	400	410,836
Invesco Finance PLC
3.13%, 11/30/22	125	127,911
3.75%, 01/15/26	100	106,727
4.00%, 01/30/24	100	106,513
5.38%, 11/30/43	135	163,331
Janus Capital Group Inc., 4.88%, 08/01/25 (Call 05/01/25)	100	109,088
Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.25%, 06/03/26 (Call 06/01/22)(b)	200	205,044
Jefferies Financial Group Inc., 5.50%, 10/18/23 (Call 01/18/23)	209	228,276
Jefferies Group LLC
5.13%, 01/20/23	160	172,378
6.25%, 01/15/36	155	179,992
6.45%, 06/08/27	75	87,734
6.50%, 01/20/43	30	35,226
6.88%, 04/15/21	50	53,062
Jefferies Group LLC/Jefferies Group Capital Finance Inc.
4.15%, 01/23/30	140	141,735
4.85%, 01/15/27	60	64,246
Kuwait Projects Co. SPC Ltd., 5.00%, 03/15/23(e)	200	211,622
Lazard Group LLC
3.63%, 03/01/27 (Call 12/01/26)	75	77,458
3.75%, 02/13/25	100	105,318
4.38%, 03/11/29 (Call 12/11/28)	100	109,156
4.50%, 09/19/28 (Call 06/19/28)	100	109,813
LeasePlan Corp. NV, 2.88%, 10/24/24(b)	200	200,642
Legg Mason Inc.
4.75%, 03/15/26	150	164,352
5.63%, 01/15/44	280	317,895
LPL Holdings Inc., 5.75%, 09/15/25 (Call 03/15/20)(b)	125	130,330
Mastercard Inc.
2.95%, 11/21/26 (Call 08/21/26)	143	150,535
2.95%, 06/01/29 (Call 03/01/29)	205	216,209
3.38%, 04/01/24	50	53,252
3.50%, 02/26/28 (Call 11/26/27)	215	235,726
3.65%, 06/01/49 (Call 12/01/48)	140	158,242
3.80%, 11/21/46 (Call 05/21/46)	216	247,782
Mitsubishi UFJ Lease & Finance Co. Ltd.
3.56%, 02/28/24 (Call 01/28/24)(b)	200	208,106
3.96%, 09/19/23 (Call 08/19/23)(b)	200	210,760
Nasdaq Inc.
3.85%, 06/30/26 (Call 03/30/26)	215	231,174
4.25%, 06/01/24 (Call 03/01/24)	225	243,173
Nationstar Mortgage Holdings Inc.
8.13%, 07/15/23 (Call 07/15/20)(b)	140	148,502
9.13%, 07/15/26 (Call 07/15/21)(b)	165	180,210
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21 (Call 12/02/19)	62	62,210
Navient Corp.
5.00%, 10/26/20	50	50,943
5.50%, 01/25/23	150	155,994
5.63%, 08/01/33(d)	125	109,879

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
5.88%, 03/25/21	$100	$103,751
5.88%, 10/25/24	100	103,016
6.13%, 03/25/24	150	157,081
6.50%, 06/15/22	225	241,875
6.63%, 07/26/21	125	132,354
6.75%, 06/25/25(d)	125	131,960
6.75%, 06/15/26	75	78,358
7.25%, 01/25/22	100	108,461
7.25%, 09/25/23	75	82,003
NFP Corp.
6.88%, 07/15/25 (Call 07/15/20)(b)	120	118,277
8.00%, 07/15/25 (Call 07/15/20)(b)	50	50,754
Nuveen Finance LLC, 4.13%, 11/01/24(b)	175	189,989
Nuveen LLC, 4.00%, 11/01/28 (Call 08/01/28)(b)	180	201,420
Ocwen Loan Servicing LLC, 8.38%, 11/15/22 (Call 12/02/19)(b)	50	42,793
ORIX Corp.
2.90%, 07/18/22	25	25,523
3.25%, 12/04/24	345	358,583
3.70%, 07/18/27	85	90,668
4.05%, 01/16/24	265	282,678
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc., 6.38%, 12/15/22 (Call 12/15/19)(b)	33	34,069
Park Aerospace Holdings Ltd.
3.63%, 03/15/21 (Call 02/15/21)(b)	311	314,884
4.50%, 03/15/23 (Call 02/15/23)(b)	195	204,278
5.25%, 08/15/22 (Call 07/15/22)(b)	325	345,806
5.50%, 02/15/24 (Call 01/15/24)(b)	235	257,851
Power Finance Corp. Ltd., 5.25%, 08/10/28(e)	200	220,102
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24(e)	405	504,460
QIIB Senior Sukuk Ltd., 4.26%, 03/05/24(e)	200	210,846
Quicken Loans Inc.
5.25%, 01/15/28 (Call 01/15/23)(b)	150	154,279
5.75%, 05/01/25 (Call 05/01/20)(b)	175	180,465
Raymond James Financial Inc.
3.63%, 09/15/26	150	157,686
4.95%, 07/15/46	100	120,607
REC Ltd., 3.07%, 12/18/20(e)	200	200,966
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22(e)	400	404,196
SIHC International Capital Ltd.
3.95%, 09/26/21(e)	200	204,264
4.35%, 09/26/23(e)	200	210,162
Soar Wise Ltd., 3.50%, 05/31/22(e)	400	405,520
Springleaf Finance Corp.
5.63%, 03/15/23	135	145,159
6.13%, 05/15/22	140	150,576
6.13%, 03/15/24 (Call 09/15/23)	258	281,999
6.63%, 01/15/28 (Call 07/15/27)	135	149,495
6.88%, 03/15/25	240	271,601
7.13%, 03/15/26	235	268,142
7.75%, 10/01/21	125	136,437
8.25%, 12/15/20	161	170,937
8.25%, 10/01/23	30	35,144
Stifel Financial Corp., 4.25%, 07/18/24	240	253,834
Synchrony Financial
3.70%, 08/04/26 (Call 05/04/26)	121	124,710
3.75%, 08/15/21 (Call 06/15/21)	25	25,607
3.95%, 12/01/27 (Call 09/01/27)	165	171,744
4.25%, 08/15/24 (Call 05/15/24)	204	215,822

Security	Par (000)	Value

Diversified Financial Services (continued)
4.38%, 03/19/24 (Call 02/19/24)	$135	$143,705
4.50%, 07/23/25 (Call 04/23/25)	275	296,362
5.15%, 03/19/29 (Call 12/19/28)	175	196,833
TD Ameritrade Holding Corp.
2.75%, 10/01/29 (Call 07/01/29)	200	200,744
2.95%, 04/01/22 (Call 02/01/22)	60	61,315
3.30%, 04/01/27 (Call 01/01/27)	220	231,431
3.75%, 04/01/24 (Call 03/01/24)	50	53,195
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 04/01/20)(b)	70	62,958
Visa Inc.
2.20%, 12/14/20 (Call 11/14/20)	220	221,100
2.75%, 09/15/27 (Call 06/15/27)	50	52,598
2.80%, 12/14/22 (Call 10/14/22)	260	267,881
3.15%, 12/14/25 (Call 09/14/25)	610	652,108
4.15%, 12/14/35 (Call 06/14/35)	333	401,731
4.30%, 12/14/45 (Call 06/14/45)	490	609,820
Voyager Aviation Holdings LLC/Voyager Finance Co., 8.50%, 08/15/21 (Call 12/02/19)(b)	65	67,235
Western Union Co. (The)
3.60%, 03/15/22 (Call 02/15/22)	75	77,223
4.25%, 06/09/23 (Call 05/09/23)	75	79,460

		57,410,637

Electric — 2.3%
Abu Dhabi National Energy Co. PJSC
3.63%, 06/22/21(e)	200	203,286
3.88%, 05/06/24(e)	200	209,740
4.38%, 04/23/25(e)	200	215,070
4.38%, 06/22/26(e)	200	216,602
4.88%, 04/23/30(e)	200	226,860
5.88%, 12/13/21(b)	200	213,828
6.50%, 10/27/36(b)	250	339,232
AEP Texas Inc.
2.40%, 10/01/22 (Call 09/01/22)	95	95,740
3.80%, 10/01/47 (Call 04/01/47)	150	164,548
Series G, 4.15%, 05/01/49 (Call 11/01/48)	25	29,060
AEP Transmission Co. LLC
3.10%, 12/01/26 (Call 09/01/26)	100	104,856
3.15%, 09/15/49 (Call 03/15/49)	55	55,210
3.75%, 12/01/47 (Call 06/01/47)	50	54,620
3.80%, 06/15/49 (Call 12/15/48)	5	5,550
4.25%, 09/15/48 (Call 03/15/48)	45	53,027
AES Corp./VA
4.00%, 03/15/21	25	25,446
4.50%, 03/15/23 (Call 03/15/20)	100	102,666
4.88%, 05/15/23 (Call 12/02/19)	120	122,173
5.13%, 09/01/27 (Call 09/01/22)	170	182,605
5.50%, 04/15/25 (Call 04/15/20)	74	76,926
6.00%, 05/15/26 (Call 05/15/21)(d)	75	80,177
Alabama Power Co.
3.45%, 10/01/49 (Call 04/01/49)	15	15,591
3.75%, 03/01/45 (Call 09/01/44)	75	81,055
4.15%, 08/15/44 (Call 02/15/44)	85	96,308
4.30%, 01/02/46 (Call 07/02/45)	50	58,713
6.13%, 05/15/38	50	69,893
Series A, 4.30%, 07/15/48 (Call 01/15/48)	130	154,591
Alliant Energy Finance LLC
3.75%, 06/15/23 (Call 05/15/23)(b)	125	130,882
4.25%, 06/15/28 (Call 03/15/28)(b)	125	134,655

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Ameren Corp.
2.50%, 09/15/24 (Call 08/15/24)	$80	$80,579
2.70%, 11/15/20 (Call 10/15/20)	141	141,905
3.65%, 02/15/26 (Call 11/15/25)	260	274,422
Ameren Illinois Co.
3.25%, 03/01/25 (Call 12/01/24)	50	52,667
3.70%, 12/01/47 (Call 06/01/47)	135	150,804
American Electric Power Co. Inc.
2.15%, 11/13/20	30	30,055
3.20%, 11/13/27 (Call 08/13/27)	125	131,239
Series F, 2.95%, 12/15/22 (Call 09/15/22)	150	153,037
Series I, 3.65%, 12/01/21	25	25,855
Series J, 4.30%, 12/01/28 (Call 09/01/28)	775	878,183
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	100	116,227
4.60%, 03/30/21 (Call 12/30/20)	160	164,947
7.00%, 04/01/38	25	35,985
Series Y, 4.50%, 03/01/49 (Call 09/01/48)	20	23,988
Arizona Public Service Co.
2.60%, 08/15/29 (Call 05/15/29)	105	105,675
2.95%, 09/15/27 (Call 06/15/27)	100	103,360
3.15%, 05/15/25 (Call 02/15/25)	150	156,172
4.20%, 08/15/48 (Call 02/15/48)	50	57,348
4.25%, 03/01/49 (Call 09/01/48)	25	29,200
4.35%, 11/15/45 (Call 05/15/45)	100	117,889
4.50%, 04/01/42 (Call 10/01/41)	25	29,380
Atlantic City Electric Co., 4.00%, 10/15/28 (Call 07/15/28)	100	112,267
Ausgrid Finance Pty Ltd.
3.85%, 05/01/23 (Call 02/01/23)(b)	250	260,867
4.35%, 08/01/28 (Call 05/01/28)(b)	200	219,534
Avangrid Inc.
3.15%, 12/01/24 (Call 10/01/24)	180	186,379
3.80%, 06/01/29 (Call 03/01/29)	150	161,580
Avista Corp., 4.35%, 06/01/48 (Call 12/01/47)	45	52,876
Baltimore Gas & Electric Co.
3.20%, 09/15/49 (Call 03/15/49)	50	49,778
3.50%, 08/15/46 (Call 02/15/46)	125	130,072
3.75%, 08/15/47 (Call 02/15/47)	50	54,199
Basin Electric Power Cooperative, 4.75%, 04/26/47 (Call 10/26/46)(b)	150	176,089
Berkshire Hathaway Energy Co.
2.38%, 01/15/21	165	165,969
2.80%, 01/15/23 (Call 12/15/22)	265	271,408
3.25%, 04/15/28 (Call 01/15/28)	315	333,935
3.50%, 02/01/25 (Call 11/01/24)	275	291,002
3.75%, 11/15/23 (Call 08/15/23)	80	85,008
3.80%, 07/15/48 (Call 01/15/48)	275	298,664
4.50%, 02/01/45 (Call 08/01/44)	285	339,777
5.15%, 11/15/43 (Call 05/15/43)	225	287,374
6.13%, 04/01/36	365	508,321
Black Hills Corp.
3.05%, 10/15/29 (Call 07/15/29)	100	101,085
3.88%, 10/15/49 (Call 04/15/49)	100	102,777
4.35%, 05/01/33 (Call 02/01/33)	210	235,129
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)(b)	210	218,293
5.38%, 01/15/23 (Call 12/02/19)	150	152,445
5.50%, 02/01/24 (Call 12/02/19)	75	75,718
5.75%, 01/15/25 (Call 12/02/19)	225	230,879
5.88%, 01/15/24 (Call 12/02/19)(b)	125	127,781

Security	Par (000)	Value

Electric (continued)
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(e)	$200	$233,292
CenterPoint Energy Houston Electric LLC
3.95%, 03/01/48 (Call 09/01/47)	140	161,029
4.50%, 04/01/44 (Call 10/01/43)	150	184,170
Series AC, 4.25%, 02/01/49 (Call 08/01/48)	35	42,259
Series Z, 2.40%, 09/01/26 (Call 06/01/26)	10	10,026
CenterPoint Energy Inc.
2.50%, 09/01/22 (Call 08/01/22)	25	25,221
2.50%, 09/01/24 (Call 08/01/24)	45	45,303
2.95%, 03/01/30 (Call 12/01/29)	100	100,526
3.70%, 09/01/49 (Call 03/01/49)	100	102,009
3.85%, 02/01/24 (Call 01/01/24)	250	264,805
4.25%, 11/01/28 (Call 08/01/28)	185	203,992
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21(d)(e)	200	209,578
CGNPC International Ltd., 2.75%, 07/02/24(e)	400	403,012
China Clean Energy Development Ltd., 4.00%, 11/05/25(e)	200	212,066
China Southern Power Grid International Finance BVI Co. Ltd., 3.50%, 05/08/27(e)	400	422,132
Clearway Energy Operating LLC
5.00%, 09/15/26 (Call 09/15/21)	100	99,996
5.38%, 08/15/24 (Call 12/02/19)	75	76,139
5.75%, 10/15/25 (Call 10/15/21)	80	82,144
Cleco Corporate Holdings LLC
3.38%, 09/15/29 (Call 06/11/29)(b)	100	99,934
3.74%, 05/01/26 (Call 02/01/26)	260	267,818
Cleveland Electric Illuminating Co. (The)
3.50%, 04/01/28 (Call 01/01/28)(b)	100	105,141
4.55%, 11/15/30 (Call 08/15/30)(b)	50	56,744
CLP Power Hong Kong Financing Ltd., 3.38%, 10/26/27(e)	200	209,006
CMS Energy Corp.
3.00%, 05/15/26 (Call 02/15/26)	15	15,424
3.60%, 11/15/25 (Call 08/15/25)	150	158,026
4.88%, 03/01/44 (Call 09/01/43)	50	60,915
Comision Federal de Electricidad
4.75%, 02/23/27(e)	200	211,396
4.88%, 01/15/24(e)	400	427,932
5.75%, 02/14/42(e)	200	217,452
6.13%, 06/16/45(e)	200	229,910
Commonwealth Edison Co.
2.55%, 06/15/26 (Call 03/15/26)	165	167,896
3.70%, 08/15/28 (Call 05/15/28)	375	412,639
3.70%, 03/01/45 (Call 09/01/44)	140	153,119
4.00%, 03/01/48 (Call 09/01/47)	135	156,360
4.00%, 03/01/49 (Call 09/01/48)	45	52,171
4.35%, 11/15/45 (Call 05/15/45)	75	90,239
4.60%, 08/15/43 (Call 02/15/43)	25	30,660
Series 122, 2.95%, 08/15/27 (Call 05/15/27)	175	182,042
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	60	66,550
Connecticut Light & Power Co. (The)
2.50%, 01/15/23 (Call 10/15/22)	50	50,775
4.30%, 04/15/44 (Call 10/15/43)	50	60,382
6.35%, 06/01/36	15	20,893
Consolidated Edison Co. of New York Inc.
3.80%, 05/15/28 (Call 02/15/28)	40	44,146
3.85%, 06/15/46 (Call 12/15/45)	110	120,696
3.95%, 03/01/43 (Call 09/01/42)	360	397,138
4.45%, 03/15/44 (Call 09/15/43)	232	274,565
4.50%, 12/01/45 (Call 06/01/45)	25	29,800
4.50%, 05/15/58 (Call 11/15/57)	100	119,052

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.63%, 12/01/54 (Call 06/01/54)	$50	$59,893
5.70%, 06/15/40	25	33,282
Series 06-B, 6.20%, 06/15/36	75	101,770
Series 08-B, 6.75%, 04/01/38	25	36,421
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	100	109,708
Series A, 4.13%, 05/15/49 (Call 11/15/48)	200	229,468
Series C, 4.30%, 12/01/56 (Call 06/01/56)	100	114,152
Series D, 4.00%, 12/01/28 (Call 09/01/28)	60	67,376
Series E, 4.65%, 12/01/48 (Call 06/01/48)	250	309,552
Consolidated Edison Inc., 2.00%, 05/15/21 (Call 04/15/21)	70	70,013
Consumers Energy Co.
3.10%, 08/15/50 (Call 02/15/50)	30	30,530
3.75%, 02/15/50 (Call 08/15/49)	85	95,951
3.95%, 07/15/47 (Call 01/15/47)	335	387,116
4.05%, 05/15/48 (Call 11/15/47)	115	135,123
Dayton Power & Light Co. (The), 3.95%, 06/15/49 (Call 12/15/48)(b)	65	71,396
Delmarva Power & Light Co.
3.50%, 11/15/23 (Call 08/15/23)	75	79,100
4.15%, 05/15/45 (Call 11/15/44)	50	56,839
Dominion Energy Inc.
2.72%, 08/15/21(i)	75	75,690
3.07%, 08/15/24(i)	215	221,407
3.90%, 10/01/25 (Call 07/01/25)	110	118,477
4.25%, 06/01/28 (Call 03/01/28)	230	257,119
4.70%, 12/01/44 (Call 06/01/44)	45	52,817
7.00%, 06/15/38	170	238,478
Series A, 4.60%, 03/15/49 (Call 09/15/48)	125	147,262
Series B, 2.75%, 01/15/22 (Call 12/15/21)	100	101,340
Series B, 2.75%, 09/15/22 (Call 06/15/22)	125	127,021
Series B, 5.95%, 06/15/35	80	101,324
Series C, 4.05%, 09/15/42 (Call 03/15/42)	50	53,597
Series C, 4.90%, 08/01/41 (Call 02/01/41)	125	148,035
Series D, 2.85%, 08/15/26 (Call 05/15/26)	150	152,524
Series E, 6.30%, 03/15/33	150	198,211
Series F, 5.25%, 08/01/33	85	103,402
Dominion Energy South Carolina Inc.
4.60%, 06/15/43 (Call 12/15/42)	45	54,234
5.45%, 02/01/41 (Call 08/01/40)	160	210,557
6.05%, 01/15/38	104	141,733
DPL Inc.
4.35%, 04/15/29 (Call 01/15/29)(b)	150	149,209
7.25%, 10/15/21 (Call 07/15/21)	102	109,440
Drax Finco PLC, 6.63%, 11/01/25 (Call 05/01/21)(b)	200	212,374
DTE Electric Co.
3.65%, 03/15/24 (Call 12/15/23)	190	201,807
3.70%, 03/15/45 (Call 09/15/44)	50	55,637
3.70%, 06/01/46 (Call 12/01/45)	25	27,506
3.75%, 08/15/47 (Call 02/15/47)	65	72,775
3.95%, 03/01/49 (Call 09/01/48)	100	116,138
4.30%, 07/01/44 (Call 01/01/44)	50	59,679
5.70%, 10/01/37	40	52,701
DTE Energy Co.
2.25%, 11/01/22	100	100,171
2.85%, 10/01/26 (Call 07/01/26)	295	299,384
2.95%, 03/01/30 (Call 12/01/29)	100	100,990
3.80%, 03/15/27 (Call 12/15/26)	60	64,228
6.38%, 04/15/33	50	66,484
Series B, 3.30%, 06/15/22 (Call 04/15/22)	20	20,543
Series C, 2.53%, 10/01/24	100	100,383

Security	Par (000)	Value

Electric (continued)
Series C, 3.40%, 06/15/29 (Call 03/15/29)	$120	$125,399
Series C, 3.50%, 06/01/24 (Call 03/01/24)	55	57,505
Series D, 3.70%, 08/01/23 (Call 07/01/23)	105	110,136
Duke Energy Carolinas LLC
2.45%, 08/15/29 (Call 05/15/29)	50	50,501
2.50%, 03/15/23 (Call 01/15/23)	50	50,958
2.95%, 12/01/26 (Call 09/01/26)	35	36,598
3.05%, 03/15/23 (Call 02/15/23)	205	212,267
3.20%, 08/15/49 (Call 02/15/49)	30	30,256
3.35%, 05/15/22	125	129,734
3.70%, 12/01/47 (Call 06/01/47)	25	27,293
3.75%, 06/01/45 (Call 12/01/44)	15	16,383
3.88%, 03/15/46 (Call 09/15/45)	135	151,222
3.90%, 06/15/21 (Call 03/15/21)	150	154,272
3.95%, 11/15/28 (Call 08/15/28)	105	118,600
3.95%, 03/15/48 (Call 09/15/47)	100	113,790
4.00%, 09/30/42 (Call 03/30/42)	375	418,815
4.25%, 12/15/41 (Call 06/15/41)	45	52,056
5.30%, 02/15/40	50	64,829
6.00%, 01/15/38	100	137,825
6.05%, 04/15/38	25	34,800
6.10%, 06/01/37	50	68,777
Series A, 6.00%, 12/01/28	50	63,165
Duke Energy Corp.
1.80%, 09/01/21 (Call 08/01/21)	685	683,212
2.65%, 09/01/26 (Call 06/01/26)	410	414,973
3.05%, 08/15/22 (Call 05/15/22)	50	51,325
3.15%, 08/15/27 (Call 05/15/27)	25	26,071
3.40%, 06/15/29 (Call 03/15/29)	70	74,089
3.55%, 09/15/21 (Call 06/15/21)	58	59,451
3.75%, 04/15/24 (Call 01/15/24)	360	382,435
3.75%, 09/01/46 (Call 03/01/46)	460	478,119
3.95%, 08/15/47 (Call 02/15/47)	55	59,247
4.20%, 06/15/49 (Call 12/15/48)	125	139,781
4.80%, 12/15/45 (Call 06/15/45)	201	242,308
Duke Energy Florida LLC
3.20%, 01/15/27 (Call 10/15/26)	150	158,002
3.40%, 10/01/46 (Call 04/01/46)	15	15,449
3.80%, 07/15/28 (Call 04/15/28)	795	878,817
6.35%, 09/15/37	85	120,542
6.40%, 06/15/38	209	305,681
Duke Energy Indiana LLC
6.35%, 08/15/38	35	50,258
6.45%, 04/01/39	15	21,803
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)	35	35,407
Duke Energy Ohio Inc., 3.65%, 02/01/29 (Call 11/01/28)	90	99,224
Duke Energy Progress LLC
3.25%, 08/15/25 (Call 05/15/25)	15	15,905
3.45%, 03/15/29 (Call 12/15/28)	275	298,867
3.60%, 09/15/47 (Call 03/15/47)	85	90,670
3.70%, 09/01/28 (Call 06/01/28)	40	44,135
3.70%, 10/15/46 (Call 04/15/46)	25	27,008
4.10%, 03/15/43 (Call 09/15/42)	75	85,115
4.15%, 12/01/44 (Call 06/01/44)	65	74,469
4.20%, 08/15/45 (Call 02/15/45)	65	75,331
E.ON International Finance BV, 6.65%, 04/30/38(b)	190	260,036
Edison International
2.40%, 09/15/22 (Call 08/15/22)	125	122,040
2.95%, 03/15/23 (Call 01/15/23)	160	158,238
4.13%, 03/15/28 (Call 12/15/27)	150	149,571

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.75%, 06/15/27 (Call 04/15/27)	$120	$130,284
EDP Finance BV, 3.63%, 07/15/24(b)	497	512,149
El Paso Electric Co., 5.00%, 12/01/44 (Call 06/01/44)	24	28,414
Electricite de France SA
3.63%, 10/13/25 (Call 07/13/25)(b)	590	631,471
4.50%, 09/21/28 (Call 06/21/28)(b)	245	274,361
4.75%, 10/13/35 (Call 04/13/35)(b)	325	370,789
4.88%, 01/22/44(b)	310	357,576
4.95%, 10/13/45 (Call 04/13/45)(b)	190	223,356
5.00%, 09/21/48 (Call 03/21/48)(b)	350	418,827
5.25%, (Call 01/29/23)(a)(b)(f)	100	103,360
5.25%, 10/13/55 (Call 04/13/55)(b)	100	121,637
6.00%, 01/22/2114(b)	131	158,811
6.95%, 01/26/39(b)	100	143,847
Emera U.S. Finance LP
2.70%, 06/15/21 (Call 05/15/21)	80	80,716
3.55%, 06/15/26 (Call 03/15/26)	210	221,084
4.75%, 06/15/46 (Call 12/15/45)	165	194,509
Empresa de Transmision Electrica SA, 5.13%, 05/02/49(e)	400	457,192
Empresa Electrica Guacolda SA, 4.56%, 04/30/25 (Call 01/30/25)(e)	200	173,576
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)	75	77,576
Enel Finance International NV
2.65%, 09/10/24(b)	310	311,590
3.50%, 04/06/28(b)	250	257,175
3.63%, 05/25/27(b)	200	208,802
4.25%, 09/14/23(b)	610	648,149
4.63%, 09/14/25(b)	265	290,027
4.88%, 06/14/29(b)	200	228,030
6.00%, 10/07/39(b)	350	441,203
6.80%, 09/15/37(b)	250	334,242
Engie SA, 2.88%, 10/10/22(b)	75	76,547
Entergy Arkansas LLC
3.50%, 04/01/26 (Call 01/01/26)	391	416,716
4.20%, 04/01/49 (Call 10/01/48)	50	58,919
Entergy Corp.
2.95%, 09/01/26 (Call 06/01/26)	355	363,129
4.00%, 07/15/22 (Call 05/15/22)	100	104,576
Entergy Louisiana LLC
2.40%, 10/01/26 (Call 07/01/26)	175	175,789
3.05%, 06/01/31 (Call 03/01/31)	50	51,760
3.12%, 09/01/27 (Call 06/01/27)	25	26,198
4.20%, 09/01/48 (Call 03/01/48)	85	98,487
4.20%, 04/01/50 (Call 10/01/49)	100	118,430
5.40%, 11/01/24	25	28,813
Entergy Mississippi LLC
2.85%, 06/01/28 (Call 03/01/28)	25	25,820
3.85%, 06/01/49 (Call 12/01/48)	115	128,400
Entergy Texas Inc.
4.00%, 03/30/29 (Call 12/30/28)	30	33,277
4.50%, 03/30/39 (Call 09/30/38)	200	235,782
Eskom Holdings SOC Ltd.
6.75%, 08/06/23(e)	600	617,928
7.13%, 02/11/25(e)	400	411,984
Evergy Inc.
2.45%, 09/15/24 (Call 08/15/24)	205	206,232
2.90%, 09/15/29 (Call 06/15/29)	200	201,210
Evergy Metro Inc.
3.65%, 08/15/25 (Call 05/15/25)	200	214,062
4.20%, 06/15/47 (Call 12/15/46)	90	104,681

Security	Par (000)	Value

Electric (continued)
4.20%, 03/15/48 (Call 09/15/47)	$50	$58,682
5.30%, 10/01/41 (Call 04/01/41)	25	32,109
Series 2019, 4.13%, 04/01/49 (Call 10/01/48)	100	115,616
Eversource Energy
2.50%, 03/15/21 (Call 02/15/21)	40	40,228
3.35%, 03/15/26 (Call 12/15/25)	100	103,657
Series H, 3.15%, 01/15/25 (Call 10/15/24)	50	51,898
Series K, 2.75%, 03/15/22 (Call 02/15/22)	145	147,430
Series L, 2.90%, 10/01/24 (Call 08/01/24)	130	133,562
Series M, 3.30%, 01/15/28 (Call 10/15/27)	100	104,332
Series N, 3.80%, 12/01/23 (Call 11/01/23)	50	53,002
Series O, 4.25%, 04/01/29 (Call 01/01/29)	250	280,997
Exelon Corp.
2.45%, 04/15/21 (Call 03/15/21)	75	75,445
3.40%, 04/15/26 (Call 01/15/26)	185	194,492
3.50%, 06/01/22 (Call 05/01/22)	205	210,836
3.95%, 06/15/25 (Call 03/15/25)	625	676,381
4.45%, 04/15/46 (Call 10/15/45)	125	141,964
4.95%, 06/15/35 (Call 12/15/34)	100	117,290
5.10%, 06/15/45 (Call 12/15/44)	75	91,693
5.63%, 06/15/35	50	62,557
Exelon Generation Co. LLC
3.40%, 03/15/22 (Call 02/15/22)	65	66,759
4.25%, 06/15/22 (Call 03/15/22)	60	62,836
5.60%, 06/15/42 (Call 12/15/41)	150	177,132
5.75%, 10/01/41 (Call 04/01/41)	50	59,243
6.25%, 10/01/39	185	231,764
FirstEnergy Corp.
Series A, 2.85%, 07/15/22 (Call 05/15/22)	100	101,804
Series B, 3.90%, 07/15/27 (Call 04/15/27)	215	231,366
Series B, 4.25%, 03/15/23 (Call 12/15/22)	425	450,389
Series C, 4.85%, 07/15/47 (Call 01/15/47)	315	378,246
Series C, 7.38%, 11/15/31	213	302,266
FirstEnergy Transmission LLC, 4.35%, 01/15/25 (Call 10/15/24)(b)	25	27,133
Florida Power & Light Co.
3.13%, 12/01/25 (Call 06/01/25)	35	37,085
3.15%, 10/01/49 (Call 04/01/49)	230	234,184
3.70%, 12/01/47 (Call 06/01/47)	75	83,614
3.95%, 03/01/48 (Call 09/01/47)	150	174,453
3.99%, 03/01/49 (Call 09/01/48)	350	411,568
4.05%, 06/01/42 (Call 12/01/41)	155	178,498
4.05%, 10/01/44 (Call 04/01/44)	55	63,931
4.13%, 02/01/42 (Call 08/01/41)	40	46,645
4.13%, 06/01/48 (Call 12/01/47)	165	196,949
5.69%, 03/01/40	65	89,246
5.95%, 02/01/38	200	279,378
5.96%, 04/01/39	50	70,765
Fortis Inc./Canada
2.10%, 10/04/21 (Call 09/04/21)	139	138,876
3.06%, 10/04/26 (Call 07/04/26)	171	175,579
Georgia Power Co.
4.30%, 03/15/42	466	513,686
4.30%, 03/15/43	100	109,755
Series A, 2.20%, 09/15/24 (Call 08/15/24)	105	104,673
Series B, 2.65%, 09/15/29 (Call 06/15/29)	115	114,325
Hongkong Electric Finance Ltd., 2.88%, 05/03/26(e)	200	201,426
Hydro-Quebec, Series HK, 9.38%, 04/15/30	75	123,895
Iberdrola International BV, 6.75%, 07/15/36	50	69,590

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Indiana Michigan Power Co.
4.25%, 08/15/48 (Call 02/15/48)	$75	$88,102
Series K, 4.55%, 03/15/46 (Call 09/15/45)	130	157,683
Series L, 3.75%, 07/01/47 (Call 01/01/47)	25	27,094
Interstate Power & Light Co.
3.25%, 12/01/24 (Call 09/01/24)	10	10,494
3.50%, 09/30/49 (Call 03/30/49)	55	55,863
3.70%, 09/15/46 (Call 03/15/46)	100	103,773
4.10%, 09/26/28 (Call 06/26/28)	60	66,421
IPALCO Enterprises Inc., 3.70%, 09/01/24 (Call 07/01/24)	130	134,599
Israel Electric Corp. Ltd., Series 6, 5.00%, 11/12/24(b)(e)	850	937,669
ITC Holdings Corp.
2.70%, 11/15/22 (Call 10/15/22)	70	71,047
3.25%, 06/30/26 (Call 03/30/26)	150	154,801
3.35%, 11/15/27 (Call 08/15/27)	200	210,546
5.30%, 07/01/43 (Call 01/01/43)	100	125,172
Jersey Central Power & Light Co., 4.30%, 01/15/26 (Call 10/15/25)(b)	2	2,184
Kallpa Generacion SA, 4.88%, 05/24/26 (Call 02/24/26)(d)(e)	200	213,042
Kentucky Utilities Co.
4.38%, 10/01/45 (Call 04/01/45)	25	29,530
5.13%, 11/01/40 (Call 05/01/40)	95	120,260
Korea East-West Power Company Ltd., 2.63%, 06/19/22(e)	600	606,966
Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/22(b)	200	204,738
LG&E & KU Energy LLC, 3.75%, 11/15/20 (Call 08/15/20)	15	15,193
Louisville Gas & Electric Co.
4.38%, 10/01/45 (Call 04/01/45)	25	28,808
Series 25, 3.30%, 10/01/25 (Call 07/01/25)	64	67,640
Massachusetts Electric Co., 5.90%, 11/15/39(b)	15	20,361
Mexico Generadora de Energia S de rl, 5.50%, 12/06/32(e)	336	361,984
MidAmerican Energy Co.
3.15%, 04/15/50 (Call 10/15/49)	100	102,730
3.50%, 10/15/24 (Call 07/15/24)	95	101,284
3.65%, 04/15/29 (Call 01/15/29)	305	337,824
3.65%, 08/01/48 (Call 02/01/48)	115	127,417
3.95%, 08/01/47 (Call 02/01/47)	75	86,576
4.25%, 05/01/46 (Call 11/01/45)	175	208,826
4.40%, 10/15/44 (Call 04/15/44)	100	121,114
4.80%, 09/15/43 (Call 03/15/43)	15	18,899
5.75%, 11/01/35	25	33,033
6.75%, 12/30/31	125	175,297
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28 (Call 02/15/28)(b)	175	192,477
Mississippi Power Co., Series 12-A, 4.25%, 03/15/42	15	16,245
Monongahela Power Co., 5.40%, 12/15/43 (Call 06/15/43)(b)	45	60,021
Narragansett Electric Co. (The), 3.92%, 08/01/28 (Call 05/01/28)(b)	50	54,911
National Grid USA
5.80%, 04/01/35	50	61,570
8.00%, 11/15/30	10	13,935
National Rural Utilities Cooperative Finance Corp.
2.30%, 09/15/22 (Call 08/15/22)	185	186,541
2.40%, 04/25/22 (Call 03/25/22)	200	202,426
2.85%, 01/27/25 (Call 10/27/24)	59	60,740
3.05%, 02/15/22 (Call 11/15/21)	50	51,096

Security	Par (000)	Value

Electric (continued)
3.05%, 04/25/27 (Call 01/25/27)	$100	$104,437
3.25%, 11/01/25 (Call 08/01/25)	125	131,615
3.40%, 02/07/28 (Call 11/07/27)	175	187,908
3.70%, 03/15/29 (Call 12/15/28)	65	71,815
3.90%, 11/01/28 (Call 08/01/28)	50	55,659
4.02%, 11/01/32 (Call 05/01/32)	75	85,916
4.30%, 03/15/49 (Call 09/15/48)	90	108,328
4.40%, 11/01/48 (Call 05/01/48)	95	115,330
5.25%, 04/20/46 (Call 04/20/26)(a)	50	53,675
Nevada Power Co.
Series CC, 3.70%, 05/01/29 (Call 02/01/29)	225	246,843
Series R, 6.75%, 07/01/37	150	216,643
New England Power Co., 3.80%, 12/05/47 (Call 06/05/47)(b)	250	270,912
New York State Electric & Gas Corp., 3.30%, 09/15/49 (Call 03/15/49)(b)	100	98,878
NextEra Energy Capital Holdings Inc.
2.75%, 11/01/29 (Call 08/01/29)	60	60,359
2.80%, 01/15/23 (Call 12/15/22)	15	15,310
2.90%, 04/01/22	60	61,244
3.15%, 04/01/24 (Call 03/01/24)	270	280,403
3.25%, 04/01/26 (Call 02/01/26)	150	157,023
3.50%, 04/01/29 (Call 01/01/29)	190	202,654
3.55%, 05/01/27 (Call 02/01/27)	475	505,633
3.63%, 06/15/23 (Call 03/15/23)	75	78,283
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(b)	100	99,686
4.25%, 07/15/24 (Call 04/15/24)(b)	85	87,698
4.25%, 09/15/24 (Call 07/15/24)(b)(d)	75	77,783
4.50%, 09/15/27 (Call 06/15/27)(b)	75	76,904
Niagara Mohawk Power Corp., 4.28%, 10/01/34 (Call 04/01/34)(b)	100	115,790
Northern States Power Co./MN
2.15%, 08/15/22 (Call 02/15/22)	25	25,054
2.90%, 03/01/50 (Call 09/01/49)	45	43,709
3.40%, 08/15/42 (Call 02/15/42)	200	210,438
3.60%, 09/15/47 (Call 03/15/47)	10	10,947
4.00%, 08/15/45 (Call 02/15/45)	20	22,522
4.13%, 05/15/44 (Call 11/15/43)	50	57,862
5.35%, 11/01/39	10	13,199
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	175	197,358
NRG Energy Inc.
3.75%, 06/15/24 (Call 05/15/24)(b)	200	207,134
4.45%, 06/15/29 (Call 03/15/29)(b)	145	153,564
5.25%, 06/15/29 (Call 06/15/24)(b)(d)	65	70,278
5.75%, 01/15/28 (Call 01/15/23)	75	81,656
6.63%, 01/15/27 (Call 07/15/21)	225	244,645
7.25%, 05/15/26 (Call 05/15/21)	175	191,877
NSTAR Electric Co., 3.25%, 05/15/29 (Call 02/15/29)	220	234,795
NTPC Ltd., 4.38%, 11/26/24(e)	200	212,746
NV Energy Inc., 6.25%, 11/15/20	5	5,215
Oglethorpe Power Corp.
4.25%, 04/01/46 (Call 10/01/45)	100	103,406
5.38%, 11/01/40	25	30,436
5.95%, 11/01/39	25	32,324
Ohio Edison Co., 6.88%, 07/15/36	75	106,605
Ohio Power Co., 4.00%, 06/01/49 (Call 12/01/48)	50	57,544
Oklahoma Gas & Electric Co.
3.80%, 08/15/28 (Call 02/15/28)	150	163,665
4.15%, 04/01/47 (Call 10/01/46)	75	83,498

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
OmGrid Funding Ltd., 5.20%, 05/16/27(e)	$200	$195,166
Oncor Electric Delivery Co. LLC
2.75%, 06/01/24 (Call 05/01/24)(b)	235	241,730
3.10%, 09/15/49 (Call 03/15/49)(b)	100	100,533
3.70%, 11/15/28 (Call 08/15/28)(b)	115	127,044
3.70%, 11/15/28 (Call 08/15/28)	40	44,189
3.75%, 04/01/45 (Call 10/01/44)	50	55,777
3.80%, 09/30/47 (Call 03/30/47)	85	95,734
3.80%, 06/01/49 (Call 12/01/48)(b)	200	226,356
4.10%, 11/15/48 (Call 05/15/48)	50	59,557
4.55%, 12/01/41 (Call 06/01/41)	40	48,331
5.30%, 06/01/42 (Call 12/01/41)	200	264,230
7.00%, 05/01/32	45	64,546
PacifiCorp
2.95%, 02/01/22 (Call 11/01/21)	60	61,281
3.50%, 06/15/29 (Call 03/15/29)	160	174,942
4.10%, 02/01/42 (Call 08/01/41)	35	39,958
4.13%, 01/15/49 (Call 07/15/48)	30	35,009
4.15%, 02/15/50 (Call 08/15/49)	50	58,745
5.75%, 04/01/37	55	73,901
6.00%, 01/15/39	50	69,386
Pampa Energia SA, 7.50%, 01/24/27 (Call 01/24/22)(e)	550	441,012
PECO Energy Co.
1.70%, 09/15/21 (Call 08/15/21)	50	49,873
3.90%, 03/01/48 (Call 09/01/47)	250	284,145
5.95%, 10/01/36	25	34,008
Pennsylvania Electric Co., 3.60%, 06/01/29 (Call 03/01/29)(b)	100	106,754
Perusahaan Listrik Negara PT
3.88%, 07/17/29(e)	400	415,140
4.13%, 05/15/27(e)	811	849,733
5.25%, 10/24/42(e)	200	222,130
5.25%, 05/15/47(e)	200	222,932
5.50%, 11/22/21(e)	200	212,380
Pinnacle West Capital Corp., 2.25%, 11/30/20	52	52,082
PNM Resources Inc., 3.25%, 03/09/21	100	101,386
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	205	233,835
6.50%, 11/15/37	100	143,590
PPL Capital Funding Inc.
3.10%, 05/15/26 (Call 02/15/26)	192	196,861
3.40%, 06/01/23 (Call 03/01/23)	25	25,810
3.50%, 12/01/22 (Call 09/01/22)	40	41,390
3.95%, 03/15/24 (Call 12/15/23)	130	137,468
4.70%, 06/01/43 (Call 12/01/42)	55	62,151
5.00%, 03/15/44 (Call 09/15/43)	75	88,708
PPL Electric Utilities Corp.
3.00%, 09/15/21 (Call 06/15/21)	50	50,897
3.00%, 10/01/49 (Call 04/01/49)	75	72,427
3.95%, 06/01/47 (Call 12/01/46)	250	282,875
4.13%, 06/15/44 (Call 12/15/43)	55	63,146
4.15%, 10/01/45 (Call 04/01/45)	25	28,843
4.15%, 06/15/48 (Call 12/15/47)	100	116,205
6.25%, 05/15/39	50	70,925
PPL WEM Ltd./Western Power Distribution Ltd., 5.38%, 05/01/21 (Call 02/01/21)(b)	125	129,241
Progress Energy Inc.
3.15%, 04/01/22 (Call 01/01/22)	25	25,545
6.00%, 12/01/39	125	165,997
7.75%, 03/01/31	175	248,908

Security	Par (000)	Value

Electric (continued)
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)	$10	$10,128
3.85%, 06/01/23 (Call 05/01/23)	150	158,323
8.63%, 04/15/31	220	310,343
Public Service Co. of Colorado
2.25%, 09/15/22 (Call 03/15/22)	100	100,756
3.55%, 06/15/46 (Call 12/15/45)	100	104,188
3.60%, 09/15/42 (Call 03/15/42)	50	53,978
3.70%, 06/15/28 (Call 12/15/27)	100	110,268
3.80%, 06/15/47 (Call 12/15/46)	110	124,245
4.05%, 09/15/49 (Call 03/15/49)	35	41,393
4.10%, 06/15/48 (Call 12/15/47)	75	88,598
4.30%, 03/15/44 (Call 09/15/43)	6	7,133
Public Service Co. of New Hampshire, 3.60%, 07/01/49 (Call 01/01/49)	250	273,145
Public Service Electric & Gas Co.
1.90%, 03/15/21 (Call 02/15/21)	60	60,070
2.25%, 09/15/26 (Call 06/15/26)	150	149,592
3.00%, 05/15/27 (Call 02/15/27)	15	15,635
3.20%, 05/15/29 (Call 02/15/29)	60	64,112
3.20%, 08/01/49 (Call 02/01/49)	100	102,946
3.25%, 09/01/23 (Call 08/01/23)	50	52,376
3.60%, 12/01/47 (Call 06/01/47)	65	71,215
3.70%, 05/01/28 (Call 02/01/28)	150	165,040
3.85%, 05/01/49 (Call 11/01/48)	50	57,236
3.95%, 05/01/42 (Call 11/01/41)	40	45,304
4.15%, 11/01/45 (Call 05/01/45)	50	57,092
Series K, 4.05%, 05/01/45 (Call 11/01/44)	50	56,072
Public Service Enterprise Group Inc.
2.65%, 11/15/22 (Call 10/15/22)	326	331,333
2.88%, 06/15/24 (Call 05/15/24)	60	61,669
Puget Energy Inc.
3.65%, 05/15/25 (Call 02/15/25)	220	228,842
5.63%, 07/15/22 (Call 04/15/22)	30	32,259
6.00%, 09/01/21	60	64,044
6.50%, 12/15/20	15	15,692
Puget Sound Energy Inc.
3.25%, 09/15/49 (Call 03/15/49)	100	101,477
4.22%, 06/15/48 (Call 12/15/47)	80	93,862
4.43%, 11/15/41 (Call 05/15/41)	25	28,438
5.76%, 10/01/39	81	109,770
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	300	300,222
3.00%, 08/15/21	100	101,765
4.50%, 08/15/40	25	28,402
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	161	169,040
Series TTT, 4.10%, 06/15/49 (Call 12/15/48)	100	110,748
Saudi Electricity Global Sukuk Co. 3
4.00%, 04/08/24(e)	400	422,188
5.50%, 04/08/44(e)	400	480,232
Saudi Electricity Global Sukuk Co. 4, 4.72%, 09/27/28(e)	400	447,604
Sempra Energy
2.85%, 11/15/20 (Call 10/15/20)	13	13,087
2.88%, 10/01/22 (Call 07/01/22)	25	25,485
2.90%, 02/01/23 (Call 01/01/23)	65	66,131
3.25%, 06/15/27 (Call 03/15/27)	125	128,544
3.40%, 02/01/28 (Call 11/01/27)	115	117,892
3.55%, 06/15/24 (Call 03/15/24)	145	151,370
3.75%, 11/15/25 (Call 08/15/25)	100	105,401
3.80%, 02/01/38 (Call 08/01/37)	55	55,959

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.00%, 02/01/48 (Call 08/01/47)	$125	$131,542
4.05%, 12/01/23 (Call 09/01/23)	5	5,304
6.00%, 10/15/39	345	442,973
Sierra Pacific Power Co., 2.60%, 05/01/26 (Call 02/01/26)	25	25,492
Southern California Edison Co.
2.85%, 08/01/29 (Call 05/01/29)(d)	500	500,640
3.88%, 06/01/21 (Call 03/01/21)	170	173,407
4.00%, 04/01/47 (Call 10/01/46)	115	120,599
4.05%, 03/15/42 (Call 09/15/41)	50	51,898
4.65%, 10/01/43 (Call 04/01/43)	270	299,533
5.50%, 03/15/40	125	150,484
6.00%, 01/15/34	92	111,974
6.65%, 04/01/29	50	59,014
Series 05-E, 5.35%, 07/15/35	95	110,599
Series 06-E, 5.55%, 01/15/37	125	148,654
Series 08-A, 5.95%, 02/01/38	25	30,906
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	35	35,554
Series A, 4.20%, 03/01/29 (Call 12/01/28)	65	71,644
Series B, 3.65%, 03/01/28 (Call 12/01/27)	125	131,961
Series B, 4.88%, 03/01/49 (Call 09/01/48)	120	140,903
Series C, 3.50%, 10/01/23 (Call 07/01/23)	15	15,622
Series C, 3.60%, 02/01/45 (Call 08/01/44)	50	49,088
Series C, 4.13%, 03/01/48 (Call 09/01/47)	85	90,765
Series E, 3.70%, 08/01/25 (Call 06/01/25)	25	26,489
Southern Co. (The)
2.35%, 07/01/21 (Call 06/01/21)	658	661,862
2.95%, 07/01/23 (Call 05/01/23)	241	246,943
3.25%, 07/01/26 (Call 04/01/26)	510	532,430
4.25%, 07/01/36 (Call 01/01/36)	210	229,049
4.40%, 07/01/46 (Call 01/01/46)	285	321,927
Series B, 5.50%, 03/15/57 (Call 03/15/22)(a)	258	269,463
Southern Power Co.
4.15%, 12/01/25 (Call 09/01/25)	85	92,994
5.15%, 09/15/41	285	323,136
Southwestern Electric Power Co.
6.20%, 03/15/40	55	73,845
Series J, 3.90%, 04/01/45 (Call 10/01/44)	25	26,559
Series K, 2.75%, 10/01/26 (Call 07/01/26)	619	624,212
Series L, 3.85%, 02/01/48 (Call 08/01/47)	140	149,040
Series M, 4.10%, 09/15/28 (Call 06/15/28)	150	166,705
Southwestern Public Service Co.
3.70%, 08/15/47 (Call 02/15/47)	295	321,246
3.75%, 06/15/49 (Call 12/15/48)	115	126,667
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	10	11,962
SP PowerAssets Ltd., 3.25%, 11/24/25(b)	200	211,424
SPIC 2016 U.S. dollar Bond Co. Ltd., 3.00%, 12/06/21(e)	200	201,832
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23(e)	400	410,956
State Grid Overseas Investment 2014 Ltd.
4.13%, 05/07/24(e)	400	430,576
4.85%, 05/07/44(e)	200	256,518
State Grid Overseas Investment 2016 Ltd.
2.88%, 05/18/26(e)	200	204,282
3.50%, 05/04/27(e)	1,050	1,109,125
Tabreed Sukuk Spc Ltd., 5.50%, 10/31/25(e)	200	224,676
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 06/01/20)	150	112,665
6.63%, 01/15/28 (Call 01/15/23)(b)	70	67,552
7.25%, 05/15/27 (Call 05/15/22)(b)	15	14,959
10.50%, 01/15/26 (Call 01/15/22)(b)	100	84,856

Security	Par (000)	Value

Electric (continued)
Tampa Electric Co.
3.63%, 06/15/50 (Call 12/15/49)(d)	$15	$16,188
4.10%, 06/15/42 (Call 12/15/41)	80	89,279
4.30%, 06/15/48 (Call 12/15/47)	75	88,100
4.35%, 05/15/44 (Call 11/15/43)	35	40,636
6.55%, 05/15/36	90	123,433
Terraform Global Operating LLC, 6.13%, 03/01/26 (Call 03/01/21)(b)	50	51,250
Three Gorges Finance I Cayman Islands Ltd., 3.15%, 06/02/26(d)(e)	200	206,760
TNB Global Ventures Capital Bhd, 4.85%, 11/01/28(e)	400	455,464
Toledo Edison Co. (The), 6.15%, 05/15/37	140	189,848
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)	25	25,782
6.50%, 03/15/40	111	111,789
Tri-State Generation & Transmission Association Inc., 4.25%, 06/01/46 (Call 12/01/45)	100	110,466
Tucson Electric Power Co., 4.85%, 12/01/48 (Call 06/01/48)	50	62,707
Union Electric Co.
3.25%, 10/01/49 (Call 04/01/49)	100	102,590
3.50%, 03/15/29 (Call 12/15/28)	175	191,224
3.90%, 09/15/42 (Call 03/15/42)	120	134,162
4.00%, 04/01/48 (Call 10/01/47)	85	96,776
Virginia Electric & Power Co.
4.00%, 01/15/43 (Call 07/15/42)	15	16,720
4.45%, 02/15/44 (Call 08/15/43)	210	249,123
4.60%, 12/01/48 (Call 06/01/48)	75	92,550
6.35%, 11/30/37	140	196,200
8.88%, 11/15/38	85	143,273
Series A, 2.88%, 07/15/29 (Call 04/15/29)	25	25,791
Series A, 3.10%, 05/15/25 (Call 02/15/25)	50	52,128
Series A, 3.15%, 01/15/26 (Call 10/15/25)	150	157,164
Series A, 3.80%, 04/01/28 (Call 01/01/28)	185	203,437
Series A, 6.00%, 05/15/37	51	68,797
Series B, 3.80%, 09/15/47 (Call 03/15/47)	50	54,751
Series B, 4.20%, 05/15/45 (Call 11/15/44)	80	91,864
Series C, 2.75%, 03/15/23 (Call 12/15/22)	45	45,988
Series C, 4.00%, 11/15/46 (Call 05/15/46)	25	28,001
Series D, 4.65%, 08/15/43 (Call 02/15/43)	15	18,261
Vistra Energy Corp.
5.88%, 06/01/23 (Call 12/02/19)	157	160,581
7.63%, 11/01/24 (Call 11/01/19)	100	103,813
8.13%, 01/30/26 (Call 07/30/20)(b)	50	53,388
Vistra Operations Co. LLC
3.55%, 07/15/24 (Call 06/15/24)(b)	155	158,666
4.30%, 07/15/29 (Call 04/15/29)(b)	100	103,567
5.00%, 07/31/27 (Call 07/31/22)(b)	75	77,657
5.50%, 09/01/26 (Call 09/01/21)(b)	125	132,157
5.63%, 02/15/27 (Call 02/15/22)(b)	350	372,809
WEC Energy Group Inc.
3.10%, 03/08/22	135	138,164
3.55%, 06/15/25 (Call 03/15/25)	100	106,627
Westar Energy Inc.
3.10%, 04/01/27 (Call 01/01/27)	35	36,557
3.25%, 12/01/25 (Call 09/01/25)	50	52,634
3.25%, 09/01/49 (Call 03/01/49)	50	50,830
4.13%, 03/01/42 (Call 09/01/41)	15	16,953
4.25%, 12/01/45 (Call 06/01/45)	120	139,735

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Wisconsin Electric Power Co.
4.30%, 12/15/45 (Call 06/15/45)	$40	$46,122
4.30%, 10/15/48 (Call 04/15/48)	52	62,521
Wisconsin Power & Light Co.
3.00%, 07/01/29 (Call 04/01/29)	15	15,650
3.05%, 10/15/27 (Call 07/15/27)	120	125,209
Wisconsin Public Service Corp., 3.30%, 09/01/49 (Call 03/01/49)	125	128,904
Xcel Energy Inc.
2.40%, 03/15/21 (Call 02/15/21)	305	306,674
3.30%, 06/01/25 (Call 12/01/24)	175	183,241
3.35%, 12/01/26 (Call 06/01/26)	100	105,295
4.00%, 06/15/28 (Call 12/15/27)	150	165,498

		94,747,257

Electrical Components & Equipment — 0.0%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	25	25,664
3.15%, 06/01/25 (Call 03/01/25)	100	104,956
5.25%, 11/15/39	10	12,856
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)(b)	75	77,793
6.38%, 07/15/26 (Call 07/15/21)(b)(d)	110	117,239
7.75%, 01/15/27 (Call 01/15/22)(b)	70	77,473
Hubbell Inc., 3.50%, 02/15/28 (Call 11/15/27)	115	119,136
International Wire Group Inc., 10.75%, 08/01/21 (Call 12/02/19)(b)	25	25,483
WESCO Distribution Inc.
5.38%, 12/15/21 (Call 12/02/19)	75	75,386
5.38%, 06/15/24 (Call 12/02/19)	50	51,750

		687,736

Electronics — 0.2%
ADT Security Corp. (The)
3.50%, 07/15/22	150	150,552
4.13%, 06/15/23	125	127,066
4.88%, 07/15/32(b)	100	86,641
6.25%, 10/15/21	55	58,770
Agilent Technologies Inc.
2.75%, 09/15/29 (Call 06/15/29)	115	115,001
3.05%, 09/22/26 (Call 06/22/26)	50	51,067
3.20%, 10/01/22 (Call 07/01/22)	175	179,363
3.88%, 07/15/23 (Call 04/15/23)	10	10,531
Allegion PLC, 3.50%, 10/01/29 (Call 07/01/29)	250	258,512
Allegion U.S. Holding Co. Inc.
3.20%, 10/01/24 (Call 08/01/24)	50	51,339
3.55%, 10/01/27 (Call 07/01/27)	50	51,704
Amphenol Corp.
2.80%, 02/15/30 (Call 11/15/29)	225	222,140
3.20%, 04/01/24 (Call 02/01/24)	215	222,370
APX Group Inc.
7.63%, 09/01/23 (Call 12/02/19)	69	60,966
7.88%, 12/01/22 (Call 12/02/19)	200	199,706
8.75%, 12/01/20 (Call 12/02/19)	33	32,568
Arrow Electronics Inc.
3.25%, 09/08/24 (Call 07/08/24)	664	676,417
3.88%, 01/12/28 (Call 10/12/27)	100	103,335
4.00%, 04/01/25 (Call 01/01/25)	10	10,433
4.50%, 03/01/23 (Call 12/01/22)	175	184,497
Avnet Inc.
3.75%, 12/01/21 (Call 11/01/21)	35	35,759

Security	Par (000)	Value

Electronics (continued)
4.63%, 04/15/26 (Call 01/15/26)	$25	$26,760
4.88%, 12/01/22	175	185,810
Flex Ltd.
4.75%, 06/15/25 (Call 03/15/25)	50	54,168
4.88%, 06/15/29 (Call 03/15/29)	100	108,138
5.00%, 02/15/23	153	163,090
Fortive Corp.
3.15%, 06/15/26 (Call 03/15/26)	120	123,787
4.30%, 06/15/46 (Call 12/15/45)	130	135,667
Honeywell International Inc.
1.85%, 11/01/21 (Call 10/01/21)	985	986,822
2.30%, 08/15/24 (Call 07/15/24)	50	50,919
2.50%, 11/01/26 (Call 08/01/26)	330	337,504
3.81%, 11/21/47 (Call 05/21/47)	160	184,278
4.25%, 03/01/21	210	216,938
5.70%, 03/15/36	4	5,423
Ingram Micro Inc.
5.00%, 08/10/22 (Call 02/10/22)	75	76,565
5.45%, 12/15/24 (Call 09/15/24)	126	128,805
Itron Inc., 5.00%, 01/15/26 (Call 01/15/21)(b)(d)	75	77,611
Jabil Inc.
3.95%, 01/12/28 (Call 10/12/27)	125	128,146
4.70%, 09/15/22	50	52,680
Keysight Technologies Inc.
3.00%, 10/30/29 (Call 07/30/29)	70	70,062
4.55%, 10/30/24 (Call 07/30/24)	10	10,906
4.60%, 04/06/27 (Call 01/06/27)	160	178,186
LG Display Co. Ltd., 3.88%, 11/15/21(e)	500	516,675
PerkinElmer Inc., 3.30%, 09/15/29 (Call 06/15/29)	210	211,779
Sensata Technologies BV
4.88%, 10/15/23(b)	75	79,150
5.00%, 10/01/25(b)	100	107,756
5.63%, 11/01/24(b)	125	137,218
Sensata Technologies Inc., 4.38%, 02/15/30 (Call 11/15/29)(b)	50	50,440
Tech Data Corp.
3.70%, 02/15/22 (Call 01/15/22)	35	35,877
4.95%, 02/15/27 (Call 11/16/26)	110	117,069
Trimble Inc.
4.15%, 06/15/23 (Call 05/15/23)	300	314,004
4.75%, 12/01/24 (Call 09/01/24)	100	108,419
4.90%, 06/15/28 (Call 03/15/28)	60	65,552
TTM Technologies Inc., 5.63%, 10/01/25 (Call 10/01/20)(b)	40	40,675
Tyco Electronics Group SA
3.13%, 08/15/27 (Call 05/15/27)	75	77,250
3.45%, 08/01/24 (Call 05/01/24)	25	26,162
7.13%, 10/01/37	150	216,001

		8,295,029

Energy – Alternate Sources — 0.0%
Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21 (Call 12/02/19)	50	51,180
Pattern Energy Group Inc., 5.88%, 02/01/24 (Call 02/01/20)(b)	65	66,949
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(b)	115	118,472
4.75%, 01/15/30 (Call 01/15/25)(b)	105	108,539
5.00%, 01/31/28 (Call 07/31/27)(b)	105	111,020

		456,160

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Engineering & Construction — 0.1%
AECOM
5.13%, 03/15/27 (Call 12/15/26)	$125	$131,964
5.88%, 10/15/24 (Call 07/15/24)	125	134,982
AECOM Global II LLC/URS Fox US LP, 5.00%, 04/01/22 (Call 01/01/22)	95	98,106
Aeropuerto Internacional de Tocumen SA, 5.63%, 05/18/36 (Call 05/18/35)(e)	200	231,760
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(b)	210	203,803
China Railway Xunjie Co. Ltd., 2.88%, 07/25/22(e)	200	201,518
CSCEC Finance Cayman II Ltd., 2.70%, 06/14/21(e)	200	200,294
Dianjian International Finance Ltd., 4.60%, (Call 03/13/23)(a)(e)(f)	200	206,484
Fluor Corp.
3.50%, 12/15/24 (Call 09/15/24)	375	373,380
4.25%, 09/15/28 (Call 06/15/28)	250	247,120
frontdoor Inc., 6.75%, 08/15/26 (Call 08/15/21)(b)	35	38,327
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22 (Call 05/15/20)	50	53,048
Heathrow Funding Ltd., 4.88%, 07/15/23(b)	100	103,865
Hongkong International Qingdao Co. Ltd., 3.75%, 12/04/20(e)	200	200,068
MasTec Inc., 4.88%, 03/15/23 (Call 12/02/19)(d)	75	76,139
Mexico City Airport Trust
3.88%, 04/30/28 (Call 01/30/28)(e)	200	200,972
4.25%, 10/31/26 (Call 07/31/26)(e)	400	410,400
5.50%, 10/31/46 (Call 04/30/46)(e)	200	201,246
5.50%, 07/31/47 (Call 01/31/47)(e)	400	400,280
New Enterprise Stone & Lime Co. Inc.
6.25%, 03/15/26 (Call 03/15/21)(b)	40	41,757
10.13%, 04/01/22 (Call 12/02/19)(b)	25	25,948
Sydney Airport Finance Co. Pty Ltd., 3.90%, 03/22/23(b)	450	472,743
TopBuild Corp., 5.63%, 05/01/26 (Call 05/01/21)(b)	50	52,500
Tutor Perini Corp., 6.88%, 05/01/25 (Call 05/01/20)(b)	100	99,306
Weekley Homes LLC/Weekley Finance Corp.
6.00%, 02/01/23 (Call 12/02/19)	25	25,027
6.63%, 08/15/25 (Call 08/15/20)(d)	50	51,080

		4,482,117

Entertainment — 0.1%
AMC Entertainment Holdings Inc.
5.75%, 06/15/25 (Call 06/15/20)	75	71,317
5.88%, 11/15/26 (Call 11/15/21)	110	100,224
6.13%, 05/15/27 (Call 05/15/22)(d)	75	67,880
Boyne USA Inc., 7.25%, 05/01/25 (Call 05/01/21)(b)	75	81,732
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(b)	235	240,436
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	70	74,845
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/24 (Call 12/02/19)	50	51,482
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 04/15/27 (Call 04/15/22)	50	53,250
Churchill Downs Inc.
4.75%, 01/15/28 (Call 01/15/23)(b)	50	51,763
5.50%, 04/01/27 (Call 04/01/22)(b)	90	95,763
Cinemark USA Inc.
4.88%, 06/01/23 (Call 12/02/19)	175	177,676
5.13%, 12/15/22 (Call 12/02/19)	100	101,250
Cirsa Finance International Sarl, 7.88%, 12/20/23 (Call 06/20/20)(b)	200	211,678

Security	Par (000)	Value

Entertainment (continued)
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)	$90	$94,863
6.00%, 09/15/26 (Call 09/15/21)	100	109,848
7.00%, 08/01/23 (Call 12/02/19)	50	52,269
Enterprise Development Authority (The), 12.00%, 07/15/24 (Call 07/15/21)(b)	100	109,210
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/24 (Call 03/01/20)(b)	25	25,698
Golden Entertainment Inc., 7.63%, 04/15/26 (Call 04/15/22)(b)	50	52,593
International Game Technology PLC
6.25%, 02/15/22 (Call 08/15/21)(b)	200	211,582
6.25%, 01/15/27 (Call 07/15/26)(b)	200	223,722
Jacobs Entertainment Inc., 7.88%, 02/01/24 (Call 02/01/20)(b)	35	37,192
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 (Call 12/02/19)(b)	64	60,362
6.38%, 02/01/24 (Call 02/01/21)(b)	60	57,694
Live Nation Entertainment Inc.
4.75%, 10/15/27 (Call 10/15/22)(b)	135	140,728
4.88%, 11/01/24 (Call 11/06/19)(b)	75	77,734
5.63%, 03/15/26 (Call 03/15/21)(b)	25	26,709
Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (Call 11/15/19)(b)	100	95,529
Penn National Gaming Inc., 5.63%, 01/15/27 (Call 01/15/22)(b)(d)	75	77,495
Scientific Games International Inc.
5.00%, 10/15/25 (Call 10/15/20)(b)	155	159,526
6.63%, 05/15/21 (Call 12/02/19)	25	25,412
8.25%, 03/15/26 (Call 03/15/22)(b)	175	185,430
10.00%, 12/01/22 (Call 12/02/19)	136	140,113
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 12/02/19)(b)	110	113,563
5.50%, 04/15/27 (Call 04/15/22)(b)	50	52,376
Speedway Motorsports LLC/Speedway Funding II Inc., 4.88%, 11/01/27 (Call 11/01/22)(b)	45	44,937
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(b)	125	134,580
Twin River Worldwide Holdings Inc., 6.75%, 06/01/27 (Call 06/01/22)(b)	20	21,039
WMG Acquisition Corp.
4.88%, 11/01/24 (Call 11/12/19)(b)	25	25,855
5.00%, 08/01/23 (Call 12/02/19)(b)(d)	25	25,620
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29 (Call 07/01/29)(b)	40	41,846

		3,802,821

Environmental Control — 0.1%
Advanced Disposal Services Inc., 5.63%, 11/15/24 (Call 12/02/19)(b)	70	73,095
Clean Harbors Inc.
4.88%, 07/15/27 (Call 07/15/22)(b)	130	135,747
5.13%, 07/15/29 (Call 07/15/24)(b)	50	53,097
Covanta Holding Corp.
5.88%, 03/01/24 (Call 12/02/19)	75	77,127
5.88%, 07/01/25 (Call 07/01/20)	75	78,338
6.00%, 01/01/27 (Call 01/01/22)	85	89,039
GFL Environmental Inc.
5.38%, 03/01/23 (Call 11/07/19)(b)	135	140,010
5.63%, 05/01/22 (Call 12/02/19)(b)	40	41,031
7.00%, 06/01/26 (Call 06/01/21)(b)	75	79,846

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental Control (continued)
8.50%, 05/01/27 (Call 05/01/22)(b)	$85	$93,571
Republic Services Inc.
2.50%, 08/15/24 (Call 07/15/24)	155	157,576
2.90%, 07/01/26 (Call 04/01/26)	85	87,530
3.20%, 03/15/25 (Call 12/15/24)	225	235,087
3.38%, 11/15/27 (Call 08/15/27)	125	133,483
3.55%, 06/01/22 (Call 03/01/22)	110	114,302
3.95%, 05/15/28 (Call 02/15/28)	140	155,436
4.75%, 05/15/23 (Call 02/15/23)	45	48,740
5.25%, 11/15/21	50	53,219
5.70%, 05/15/41 (Call 11/15/40)	25	33,211
Tervita Corp., 7.63%, 12/01/21 (Call 12/02/19)(b)	80	79,739
Waste Connections Inc.
3.50%, 05/01/29 (Call 02/01/29)	50	53,483
4.25%, 12/01/28 (Call 09/01/28)	250	282,415
Waste Management Inc.
2.40%, 05/15/23 (Call 03/15/23)	50	50,613
2.90%, 09/15/22 (Call 06/15/22)	25	25,707
2.95%, 06/15/24 (Call 05/15/24)	40	41,488
3.15%, 11/15/27 (Call 08/15/27)	60	63,333
3.20%, 06/15/26 (Call 04/15/26)	135	142,802
3.45%, 06/15/29 (Call 03/15/29)	25	27,011
4.00%, 07/15/39 (Call 01/15/39)	160	181,469
4.10%, 03/01/45 (Call 09/01/44)	155	177,396
4.15%, 07/15/49 (Call 01/15/49)	90	104,444
4.60%, 03/01/21 (Call 12/01/20)	200	205,822
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 02/15/21)(b)	55	56,836

		3,372,043

Food — 0.6%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
5.75%, 03/15/25 (Call 12/02/19)	150	155,425
5.88%, 02/15/28 (Call 08/15/22)(b)	114	122,160
6.63%, 06/15/24 (Call 12/02/19)	190	199,318
7.50%, 03/15/26 (Call 03/15/22)(b)	10	11,149
B&G Foods Inc.
5.25%, 04/01/25 (Call 04/01/20)(d)	150	153,132
5.25%, 09/15/27 (Call 03/01/22)	80	79,704
BRF SA, 4.75%, 05/22/24(e)	200	207,622
C&S Group Enterprises LLC, 5.38%, 07/15/22 (Call 12/02/19)(b)	50	50,388
Campbell Soup Co.
3.30%, 03/19/25 (Call 12/19/24)	100	102,832
3.65%, 03/15/23 (Call 02/15/23)	115	119,820
3.95%, 03/15/25 (Call 01/15/25)	50	53,261
4.15%, 03/15/28 (Call 12/15/27)	215	231,598
4.80%, 03/15/48 (Call 09/15/47)	250	283,707
Cencosud SA, 4.38%, 07/17/27 (Call 04/17/27)(d)(e)	400	401,592
Chobani LLC/Chobani Finance Corp. Inc., 7.50%, 04/15/25 (Call 04/15/20)(b)	95	91,184
Conagra Brands Inc.
3.20%, 01/25/23 (Call 10/25/22)	325	335,491
4.30%, 05/01/24 (Call 04/01/24)	100	107,726
4.60%, 11/01/25 (Call 09/01/25)	35	38,801
4.85%, 11/01/28 (Call 08/01/28)(d)	30	34,075
5.30%, 11/01/38 (Call 05/01/38)	5	5,801
5.40%, 11/01/48 (Call 05/01/48)	200	237,910
7.00%, 10/01/28	25	31,593
Danone SA, 2.95%, 11/02/26 (Call 08/02/26)(b)	250	257,617
Dean Foods Co., 6.50%, 03/15/23 (Call 12/02/19)(b)	125	58,569

Security	Par (000)	Value

Food (continued)
Dole Food Co. Inc., 7.25%, 06/15/25 (Call 06/15/20)(b)	$50	$47,650
Fresh Market Inc. (The), 9.75%, 05/01/23 (Call 12/02/19)(b)	100	58,427
General Mills Inc.
2.60%, 10/12/22 (Call 09/12/22)	150	152,214
3.15%, 12/15/21 (Call 09/15/21)	65	66,443
3.20%, 02/10/27 (Call 11/10/26)	100	105,517
3.65%, 02/15/24 (Call 11/15/23)	100	105,515
4.00%, 04/17/25 (Call 02/17/25)	50	54,268
4.15%, 02/15/43 (Call 08/15/42)	250	267,767
4.20%, 04/17/28 (Call 01/17/28)	110	123,302
4.55%, 04/17/38 (Call 10/17/37)	230	264,157
4.70%, 04/17/48 (Call 10/17/47)	150	176,683
Grupo Bimbo SAB de CV
3.88%, 06/27/24(e)	200	208,942
4.88%, 06/27/44(e)	200	219,228
5.95%, (Call 04/17/23)(a)(e)(f)	200	211,746
Hershey Co. (The)
2.05%, 11/15/24 (Call 10/15/24)	100	100,580
2.30%, 08/15/26 (Call 05/15/26)	385	389,735
2.45%, 11/15/29 (Call 08/15/29)	150	151,783
3.13%, 11/15/49 (Call 05/15/49)	110	111,909
3.20%, 08/21/25 (Call 05/21/25)	10	10,618
4.13%, 12/01/20	150	153,408
H-Food Holdings LLC/Hearthside Finance Co. Inc., 8.50%, 06/01/26 (Call 06/01/21)(b)	50	36,689
Ingles Markets Inc., 5.75%, 06/15/23 (Call 12/02/19)	75	76,671
Ingredion Inc., 3.20%, 10/01/26 (Call 07/01/26)	150	152,865
JBS USA LUX SA/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 06/15/20)(b)	200	208,516
5.88%, 07/15/24 (Call 12/02/19)(b)	290	299,123
6.75%, 02/15/28 (Call 02/15/23)(b)	400	440,928
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
5.50%, 01/15/30 (Call 01/15/25)(b)	185	199,178
6.50%, 04/15/29 (Call 04/15/24)(b)	115	128,024
JM Smucker Co. (The)
3.38%, 12/15/27 (Call 09/15/27)	200	210,246
3.50%, 03/15/25	230	242,282
4.25%, 03/15/35	110	118,996
KeHE Distributors LLC/KeHE Finance Corp., 8.63%, 10/15/26 (Call 10/15/22)(b)	35	35,938
Kellogg Co.
2.65%, 12/01/23	167	170,357
3.40%, 11/15/27 (Call 08/15/27)	125	131,378
4.00%, 12/15/20	108	110,276
4.30%, 05/15/28 (Call 02/15/28)	125	139,493
4.50%, 04/01/46	95	106,626
Series B, 7.45%, 04/01/31	131	184,185
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	65	80,437
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	675	672,887
3.38%, 06/15/21	150	152,688
3.75%, 04/01/30 (Call 01/01/30)(b)	85	86,849
3.95%, 07/15/25 (Call 04/15/25)	250	263,337
4.00%, 06/15/23 (Call 05/15/23)	175	183,753
4.38%, 06/01/46 (Call 12/01/45)	450	439,614
4.63%, 01/30/29 (Call 10/30/28)	200	218,464
4.63%, 10/01/39 (Call 04/01/39)(b)	220	224,869
4.88%, 02/15/25 (Call 02/15/20)(b)	185	190,554

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
4.88%, 10/01/49 (Call 04/01/49)(b)	$55	$56,679
5.00%, 07/15/35 (Call 01/15/35)	110	118,876
5.00%, 06/04/42	530	556,044
5.20%, 07/15/45 (Call 01/15/45)	285	303,382
6.88%, 01/26/39	75	93,667
7.13%, 08/01/39(b)	185	237,518
Kroger Co. (The)
2.60%, 02/01/21 (Call 01/01/21)	115	115,741
2.65%, 10/15/26 (Call 07/15/26)	300	299,292
3.30%, 01/15/21 (Call 12/15/20)	18	18,250
3.70%, 08/01/27 (Call 05/01/27)	45	47,797
3.85%, 08/01/23 (Call 05/01/23)	100	105,569
4.45%, 02/01/47 (Call 08/01/46)	130	134,579
4.50%, 01/15/29 (Call 10/15/28)	300	336,219
4.65%, 01/15/48 (Call 07/15/47)	145	154,331
5.00%, 04/15/42 (Call 10/15/41)	25	27,137
5.15%, 08/01/43 (Call 02/01/43)	225	249,628
5.40%, 07/15/40 (Call 01/15/40)	195	221,144
5.40%, 01/15/49 (Call 07/15/48)	150	177,751
6.90%, 04/15/38	30	39,290
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)(b)	100	105,447
4.88%, 11/01/26 (Call 11/01/21)(b)	100	105,389
MARB BondCo PLC, 6.88%, 01/19/25 (Call 01/19/21)(e)	200	208,702
Mars Inc.
3.95%, 04/01/49 (Call 10/01/48)(b)	125	144,060
4.20%, 04/01/59 (Call 10/01/58)(b)	75	87,137
McCormick & Co. Inc./MD
2.70%, 08/15/22 (Call 07/15/22)	14	14,250
3.15%, 08/15/24 (Call 06/15/24)	100	104,536
3.40%, 08/15/27 (Call 05/15/27)	250	263,070
4.20%, 08/15/47 (Call 02/15/47)	100	111,922
Minerva Luxembourg SA, 6.50%, 09/20/26 (Call 09/20/21)(e)	200	208,962
Mondelez International Holdings Netherlands BV
2.00%, 10/28/21 (Call 09/28/21)(b)	235	234,892
2.25%, 09/19/24 (Call 08/19/24)(b)	200	199,852
Mondelez International Inc.
3.63%, 05/07/23 (Call 04/07/23)	75	78,619
3.63%, 02/13/26 (Call 12/13/25)	100	107,242
4.13%, 05/07/28 (Call 02/07/28)	80	89,373
4.63%, 05/07/48 (Call 11/07/47)	65	75,675
Nestle Holdings Inc.
3.10%, 09/24/21 (Call 08/24/21)(b)	200	204,688
3.35%, 09/24/23 (Call 08/24/23)(b)	315	331,323
3.63%, 09/24/28 (Call 06/24/28)(b)	50	55,411
3.90%, 09/24/38 (Call 03/24/38)(b)	150	171,927
4.00%, 09/24/48 (Call 03/24/48)(b)	345	406,103
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)(b)	150	155,647
5.88%, 09/30/27 (Call 09/30/22)(b)	135	144,797
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)(b)	275	286,289
5.50%, 03/01/25 (Call 03/01/20)(b)	160	167,850
5.50%, 12/15/29 (Call 12/15/24)(b)	120	126,586
5.63%, 01/15/28 (Call 12/01/22)(b)	150	160,666
5.75%, 03/01/27 (Call 03/01/22)(b)	175	186,158
Safeway Inc., 7.25%, 02/01/31	100	102,627

Security	Par (000)	Value

Food (continued)
Simmons Foods Inc.
5.75%, 11/01/24 (Call 11/01/20)(b)	$55	$53,887
7.75%, 01/15/24 (Call 01/15/21)(b)	50	54,291
Smithfield Foods Inc.
4.25%, 02/01/27 (Call 11/01/26)(b)	170	176,380
5.20%, 04/01/29 (Call 01/01/29)(b)	105	116,092
Sysco Corp.
2.50%, 07/15/21 (Call 06/15/21)	50	50,479
2.60%, 06/12/22	25	25,400
3.25%, 07/15/27 (Call 04/15/27)	50	52,588
3.30%, 07/15/26 (Call 04/15/26)	250	263,160
3.55%, 03/15/25 (Call 01/15/25)	75	79,808
3.75%, 10/01/25 (Call 07/01/25)	50	53,947
4.45%, 03/15/48 (Call 09/15/47)	115	134,702
4.50%, 04/01/46 (Call 10/01/45)	125	145,761
4.85%, 10/01/45 (Call 04/01/45)	25	30,416
5.38%, 09/21/35	75	93,929
Tesco PLC, 6.15%, 11/15/37(b)	300	348,888
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 12/02/19)	25	25,166
6.00%, 02/15/24 (Call 12/02/19)(b)	350	363,149
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)	190	203,260
3.90%, 09/28/23 (Call 08/28/23)	100	106,307
3.95%, 08/15/24 (Call 05/15/24)	300	322,047
4.35%, 03/01/29 (Call 12/01/28)	30	34,164
4.50%, 06/15/22 (Call 03/15/22)	273	288,779
4.55%, 06/02/47 (Call 12/02/46)	45	51,161
4.88%, 08/15/34 (Call 02/15/34)	200	238,776
5.10%, 09/28/48 (Call 03/28/48)	185	227,613
5.15%, 08/15/44 (Call 02/15/44)	115	138,919
U.S. Foods Inc., 5.88%, 06/15/24 (Call 12/02/19)(b)	50	51,519

		23,518,272

Food Service — 0.0%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)	50	51,391
5.00%, 04/01/25 (Call 04/01/20)(b)	100	104,069
5.00%, 02/01/28 (Call 02/01/23)(b)	243	253,901
5.13%, 01/15/24 (Call 12/02/19)	75	77,313

		486,674

Forest Products & Paper — 0.1%
Cascades Inc.
5.50%, 07/15/22 (Call 12/02/19)(b)	175	177,669
5.75%, 07/15/23 (Call 12/02/19)(b)	51	52,319
Celulosa Arauco y Constitucion SA
3.88%, 11/02/27 (Call 08/02/27)	200	201,974
5.50%, 11/02/47 (Call 05/02/47)	65	69,381
Clearwater Paper Corp.
4.50%, 02/01/23 (Call 12/02/19)(d)	10	10,038
5.38%, 02/01/25(b)	75	73,566
Fibria Overseas Finance Ltd.
4.00%, 01/14/25 (Call 11/14/24)	5	5,140
5.50%, 01/17/27	95	103,561
Georgia-Pacific LLC
3.73%, 07/15/23 (Call 04/15/23)(b)	200	210,214
7.75%, 11/15/29	50	71,961
8.00%, 01/15/24	25	30,754
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)	350	357,756

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Forest Products & Paper (continued)
3.65%, 06/15/24 (Call 03/15/24)	$170	$179,323
3.80%, 01/15/26 (Call 10/15/25)	175	186,813
4.35%, 08/15/48 (Call 02/15/48)	155	160,394
4.40%, 08/15/47 (Call 02/15/47)	290	300,744
4.80%, 06/15/44 (Call 12/15/43)	164	177,005
5.00%, 09/15/35 (Call 03/15/35)	90	103,289
5.15%, 05/15/46 (Call 11/15/45)	85	97,094
7.30%, 11/15/39	145	198,012
Inversiones CMPC SA/Cayman Islands Branch, 4.38%, 05/15/23 (Call 02/15/23)(e)	200	207,546
Mercer International Inc.
5.50%, 01/15/26 (Call 01/15/21)	50	48,413
6.50%, 02/01/24 (Call 02/01/20)	85	87,651
7.38%, 01/15/25 (Call 01/15/21)	50	51,839
7.38%, 01/15/25 (Call 01/15/21)(b)	25	25,987
Resolute Forest Products Inc., 5.88%, 05/15/23 (Call 12/02/19)(d)	75	75,077
Schweitzer-Mauduit International Inc., 6.88%, 10/01/26 (Call 10/01/21)(b)	75	80,048
Smurfit Kappa Treasury Funding DAC, 7.50%, 11/20/25	125	153,288
Suzano Austria GmbH, 7.00%, 03/16/47 (Call 09/16/46)(e)	600	697,476

		4,194,332

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	100	107,412
5.63%, 05/20/24 (Call 03/20/24)	300	324,777
5.75%, 05/20/27 (Call 02/20/27)	75	82,368
5.88%, 08/20/26 (Call 05/20/26)	75	83,233
Atmos Energy Corp.
2.63%, 09/15/29 (Call 06/15/29)	80	81,477
3.00%, 06/15/27 (Call 03/15/27)	25	26,100
3.38%, 09/15/49 (Call 03/15/49)	75	78,622
4.13%, 10/15/44 (Call 04/15/44)	50	57,586
4.13%, 03/15/49 (Call 09/15/48)	150	174,511
4.15%, 01/15/43 (Call 07/15/42)	95	108,935
4.30%, 10/01/48 (Call 04/01/48)	30	36,017
5.50%, 06/15/41 (Call 12/15/40)	30	39,490
Boston Gas Co.
3.00%, 08/01/29 (Call 05/01/29)(b)	350	363,258
3.15%, 08/01/27 (Call 05/01/27)(b)	25	26,081
4.49%, 02/15/42(b)	105	123,565
Brooklyn Union Gas Co. (The)
3.87%, 03/04/29 (Call 12/04/28)(b)	250	275,735
4.27%, 03/15/48 (Call 09/15/47)(b)	15	17,565
4.49%, 03/04/49 (Call 09/04/48)(b)	350	422,191
CenterPoint Energy Resources Corp.
3.55%, 04/01/23 (Call 03/01/23)	165	171,392
4.00%, 04/01/28 (Call 01/01/28)	150	163,095
4.10%, 09/01/47 (Call 03/01/47)	75	81,232
Dominion Energy Gas Holdings LLC
2.80%, 11/15/20 (Call 10/15/20)	25	25,187
4.60%, 12/15/44 (Call 06/15/44)	85	100,546
4.80%, 11/01/43 (Call 05/01/43)	100	120,725
KeySpan Gas East Corp., 2.74%, 08/15/26 (Call 05/15/26)(b)	90	91,219
Korea Gas Corp.
3.50%, 07/21/25(d)(e)	400	426,736
3.88%, 02/12/24(e)	400	427,088
Nakilat Inc., 6.07%, 12/31/33(b)	300	365,559

Security	Par (000)	Value

Gas (continued)
National Fuel Gas Co.
3.75%, 03/01/23 (Call 12/01/22)	$50	$51,340
3.95%, 09/15/27 (Call 06/15/27)	90	92,308
4.75%, 09/01/28 (Call 06/01/28)	90	95,592
5.20%, 07/15/25 (Call 04/15/25)	50	54,972
NiSource Inc.
2.95%, 09/01/29 (Call 06/01/29)	155	156,505
3.49%, 05/15/27 (Call 02/15/27)	205	215,662
3.65%, 06/15/23 (Call 05/15/23)	30	31,362
3.95%, 03/30/48 (Call 09/30/47)	78	83,348
4.38%, 05/15/47 (Call 11/15/46)	66	74,624
4.80%, 02/15/44 (Call 08/15/43)	225	263,574
5.25%, 02/15/43 (Call 08/15/42)	30	36,633
5.65%, 02/01/45 (Call 08/01/44)	205	266,484
5.95%, 06/15/41 (Call 12/15/40)	25	32,343
ONE Gas Inc., 4.50%, 11/01/48 (Call 05/01/48)	200	242,244
Perusahaan Gas Negara Tbk PT, 5.13%, 05/16/24(e)	400	434,796
Piedmont Natural Gas Co. Inc., 3.50%, 06/01/29 (Call 03/01/29)	285	306,381
Southern California Gas Co.
3.15%, 09/15/24 (Call 06/15/24)	15	15,695
3.20%, 06/15/25 (Call 03/15/25)	100	103,989
Series TT, 2.60%, 06/15/26 (Call 03/15/26)	260	262,449
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	135	154,273
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	20	23,499
Southern Co. Gas Capital Corp.
2.45%, 10/01/23 (Call 08/01/23)	30	30,187
3.25%, 06/15/26 (Call 03/15/26)	10	10,332
3.50%, 09/15/21 (Call 06/15/21)	25	25,555
3.95%, 10/01/46 (Call 04/01/46)	25	26,062
4.40%, 06/01/43 (Call 12/01/42)	20	22,318
5.88%, 03/15/41 (Call 09/15/40)	50	64,639
Southern Star Central Corp., 5.13%, 07/15/22 (Call 12/02/19)(b)	50	50,466
Southwest Gas Corp.
3.70%, 04/01/28 (Call 01/01/28)	200	215,084
3.80%, 09/29/46 (Call 03/29/46)	50	52,419
4.15%, 06/01/49 (Call 12/01/48)	50	55,571
Washington Gas Light Co., 3.65%, 09/15/49 (Call 03/15/49)	200	207,862

		8,160,270

Hand & Machine Tools — 0.0%
Apex Tool Group LLC/BC Mountain Finance Inc., 9.00%, 02/15/23 (Call 12/02/19)(b)(d)	75	63,193
Colfax Corp.
6.00%, 02/15/24 (Call 02/15/21)(b)	30	31,918
6.38%, 02/15/26 (Call 02/15/22)(b)	40	43,308
Kennametal Inc., 4.63%, 06/15/28 (Call 03/15/28)	175	184,497
Snap-on Inc., 4.10%, 03/01/48 (Call 09/01/47)	55	63,335
Stanley Black & Decker Inc.
3.40%, 03/01/26 (Call 01/01/26)	275	290,931
4.25%, 11/15/28 (Call 08/15/28)	100	113,855
4.85%, 11/15/48 (Call 05/15/48)	150	187,998

		979,035

Health Care – Products — 0.3%
Abbott Laboratories
2.90%, 11/30/21 (Call 10/30/21)	430	438,660
2.95%, 03/15/25 (Call 12/15/24)	50	52,136
3.40%, 11/30/23 (Call 09/30/23)	175	184,595

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Products (continued)
3.75%, 11/30/26 (Call 08/30/26)	$276	$302,996
3.88%, 09/15/25 (Call 06/15/25)	150	163,437
4.75%, 11/30/36 (Call 05/30/36)	391	481,994
4.75%, 04/15/43 (Call 10/15/42)	100	123,053
4.90%, 11/30/46 (Call 05/30/46)	425	553,520
5.30%, 05/27/40	110	141,113
6.00%, 04/01/39	75	103,829
Alcon Finance Corp., 3.00%, 09/23/29 (Call 06/23/29)(b)	200	204,082
Avantor Inc.
6.00%, 10/01/24 (Call 10/01/20)(b)	235	251,168
9.00%, 10/01/25 (Call 10/01/20)(b)	225	251,667
Baxter International Inc.
2.60%, 08/15/26 (Call 05/15/26)	95	95,979
3.50%, 08/15/46 (Call 02/15/46)	120	120,064
Becton Dickinson and Co.
2.89%, 06/06/22 (Call 05/06/22)	60	61,166
3.13%, 11/08/21	331	337,594
3.25%, 11/12/20	40	40,455
3.36%, 06/06/24 (Call 04/06/24)	300	314,358
3.70%, 06/06/27 (Call 03/06/27)	355	381,522
3.73%, 12/15/24 (Call 09/15/24)	100	106,821
4.67%, 06/06/47 (Call 12/06/46)	284	341,675
4.69%, 12/15/44 (Call 06/15/44)	157	183,833
Boston Scientific Corp.
3.45%, 03/01/24 (Call 02/01/24)	85	89,296
3.75%, 03/01/26 (Call 01/01/26)	175	188,814
3.85%, 05/15/25	203	219,277
4.00%, 03/01/28 (Call 12/01/27)	175	194,059
4.00%, 03/01/29 (Call 12/01/28)	90	100,178
4.55%, 03/01/39 (Call 09/01/38)	315	371,124
4.70%, 03/01/49 (Call 09/01/48)	155	189,505
7.00%, 11/15/35	50	70,322
7.38%, 01/15/40	75	113,830
Covidien International Finance SA
2.95%, 06/15/23 (Call 03/15/23)	100	103,045
3.20%, 06/15/22 (Call 03/15/22)	100	102,866
Danaher Corp., 4.38%, 09/15/45 (Call 03/15/45)	50	58,502
DH Europe Finance II Sarl
2.20%, 11/15/24 (Call 10/15/24)	100	100,546
2.60%, 11/15/29 (Call 08/15/29)	140	141,410
3.25%, 11/15/39 (Call 05/15/39)	200	203,894
Edwards Lifesciences Corp., 4.30%, 06/15/28 (Call 03/15/28)	170	191,884
Fresenius U.S. Finance II Inc., 4.25%, 02/01/21(b)	25	25,620
Hill-Rom Holdings Inc.
4.38%, 09/15/27 (Call 09/15/22)(b)	50	51,500
5.00%, 02/15/25 (Call 02/15/20)(b)	100	103,981
Hologic Inc.
4.38%, 10/15/25 (Call 10/15/20)(b)	100	102,554
4.63%, 02/01/28 (Call 02/01/23)(b)(d)	75	78,778
Immucor Inc., 11.13%, 02/15/22 (Call 12/02/19)(b)	50	50,054
Kinetic Concepts Inc./KCI USA Inc., 12.50%, 11/01/21 (Call 12/02/19)(b)	100	104,829
Koninklijke Philips NV, 5.00%, 03/15/42	250	301,885
Medtronic Global Holdings SCA, 3.35%, 04/01/27 (Call 01/01/27)	50	53,808
Medtronic Inc.
3.15%, 03/15/22	260	268,148
3.50%, 03/15/25	481	517,003
3.63%, 03/15/24 (Call 12/15/23)	75	80,027

Security	Par (000)	Value

Health Care – Products (continued)
4.38%, 03/15/35	$645	$771,065
4.63%, 03/15/45	445	569,062
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/02/19)(b)	175	169,176
Sotera Health Holdings LLC, 6.50%, 05/15/23 (Call 12/02/19)(b)	100	102,239
Stryker Corp.
2.63%, 03/15/21 (Call 02/15/21)	100	100,807
3.38%, 05/15/24 (Call 02/15/24)	175	184,238
3.38%, 11/01/25 (Call 08/01/25)	145	154,435
3.50%, 03/15/26 (Call 12/15/25)	15	16,016
3.65%, 03/07/28 (Call 12/07/27)	25	27,149
4.63%, 03/15/46 (Call 09/15/45)	405	493,650
Teleflex Inc.
4.63%, 11/15/27 (Call 11/15/22)	75	79,001
4.88%, 06/01/26 (Call 06/01/21)	50	52,509
Thermo Fisher Scientific Inc.
2.60%, 10/01/29 (Call 07/01/29)	150	149,364
2.95%, 09/19/26 (Call 06/19/26)	205	212,495
3.00%, 04/15/23 (Call 02/15/23)	355	366,360
3.20%, 08/15/27 (Call 05/15/27)	265	278,602
3.65%, 12/15/25 (Call 09/15/25)	35	37,652
4.15%, 02/01/24 (Call 11/01/23)	100	107,618
Zimmer Biomet Holdings Inc.
3.15%, 04/01/22 (Call 02/01/22)	94	95,937
3.38%, 11/30/21 (Call 08/30/21)	100	102,171
3.55%, 04/01/25 (Call 01/01/25)	225	238,018
3.70%, 03/19/23 (Call 02/19/23)	40	41,812
4.25%, 08/15/35 (Call 02/15/35)	12	12,119
4.45%, 08/15/45 (Call 02/15/45)	75	80,571
5.75%, 11/30/39	65	76,909

		13,931,431

Health Care – Services — 0.8%
Acadia Healthcare Co. Inc.
5.13%, 07/01/22 (Call 12/02/19)	40	40,430
5.63%, 02/15/23 (Call 12/02/19)	103	104,822
6.50%, 03/01/24 (Call 12/02/19)	25	25,982
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	310	314,510
2.80%, 06/15/23 (Call 04/15/23)	365	370,895
3.50%, 11/15/24 (Call 08/15/24)	165	172,951
3.88%, 08/15/47 (Call 02/15/47)	164	159,234
4.13%, 11/15/42 (Call 05/15/42)	239	241,696
4.50%, 05/15/42 (Call 11/15/41)	175	185,808
4.75%, 03/15/44 (Call 09/15/43)	190	209,931
6.63%, 06/15/36	105	137,842
6.75%, 12/15/37	75	99,601
AHP Health Partners Inc., 9.75%, 07/15/26 (Call 07/15/21)(b)	75	80,806
Air Medical Group Holdings Inc., 6.38%, 05/15/23 (Call 12/02/19)(b)	25	21,255
Allina Health System, Series 2019, 3.89%, 04/15/49	70	76,721
Anthem Inc.
2.38%, 01/15/25 (Call 12/15/24)	55	55,061
2.50%, 11/21/20	170	170,930
2.88%, 09/15/29 (Call 06/15/29)	75	74,287
2.95%, 12/01/22 (Call 11/01/22)	25	25,563
3.13%, 05/15/22	99	101,619
3.30%, 01/15/23	616	638,884
3.35%, 12/01/24 (Call 10/01/24)	186	194,802

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Services (continued)
3.50%, 08/15/24 (Call 05/15/24)	$100	$105,201
3.65%, 12/01/27 (Call 09/01/27)	408	431,289
3.70%, 08/15/21 (Call 05/15/21)	75	76,884
3.70%, 09/15/49 (Call 03/15/49)	85	82,595
4.10%, 03/01/28 (Call 12/01/27)	175	190,136
4.38%, 12/01/47 (Call 06/01/47)	59	63,473
4.55%, 03/01/48 (Call 09/01/47)	175	192,554
4.63%, 05/15/42	220	242,990
4.65%, 01/15/43	170	188,068
4.65%, 08/15/44 (Call 02/15/44)	200	221,712
5.10%, 01/15/44	75	87,291
6.38%, 06/15/37	75	98,460
Ascension Health
3.95%, 11/15/46	250	286,790
4.85%, 11/15/53	25	32,790
ASP AMC Merger Sub Inc., 8.00%, 05/15/25 (Call 05/15/20)(b)	75	46,544
BCPE Cycle Merger Sub II Inc., 10.63%, 07/15/27 (Call 07/15/22)(b)	75	70,148
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (Call 10/15/20)(b)	100	103,226
5.00%, 07/15/27 (Call 07/15/22)(b)	20	20,834
Centene Corp.
4.75%, 05/15/22 (Call 12/02/19)	140	143,251
4.75%, 01/15/25 (Call 01/15/20)	170	176,037
5.38%, 06/01/26 (Call 06/01/21)(b)	325	343,671
6.13%, 02/15/24 (Call 12/02/19)	150	156,208
Charles River Laboratories International Inc.
4.25%, 05/01/28 (Call 05/01/23)(b)	80	81,513
5.50%, 04/01/26 (Call 04/01/21)(b)	75	80,045
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 12/02/19)	175	174,548
6.25%, 03/31/23 (Call 03/31/20)	440	429,255
6.88%, 02/01/22 (Call 12/02/19)	375	289,005
8.00%, 03/15/26 (Call 03/15/22)(b)	300	292,905
8.13%, 06/30/24 (Call 06/30/21)(b)	250	191,345
8.63%, 01/15/24 (Call 01/15/21)(b)	125	127,487
9.88%, 06/30/23 (Call 06/30/20)(b)(d)(i)	250	209,707
CommonSpirit Health
3.35%, 10/01/29 (Call 04/01/29)	97	97,945
3.82%, 10/01/49 (Call 04/01/49)	110	109,015
4.19%, 10/01/49 (Call 04/01/49)	95	96,905
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	25	28,410
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)(d)	230	232,691
5.13%, 07/15/24 (Call 11/15/19)	225	230,184
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	70	79,088
Eagle Holding Co. II LLC (8.50% PIK), 7.75%, 05/15/22 (Call 12/02/19)(b)(j)	95	96,572
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)	55	56,405
4.75%, 02/01/30 (Call 02/01/25)	50	51,468
5.75%, 11/01/24 (Call 12/02/19)	114	115,444
5.75%, 09/15/25 (Call 09/15/20)	75	78,509
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(b)	170	97,655
Fresenius Medical Care U.S. Finance Inc., 5.75%, 02/15/21(b)	100	104,205

Security	Par (000)	Value

Health Care – Services (continued)
Hadrian Merger Sub Inc., 8.50%, 05/01/26 (Call 05/01/21)(b)	$50	$49,257
HCA Healthcare Inc., 6.25%, 02/15/21	100	104,752
HCA Inc.
4.13%, 06/15/29 (Call 03/15/29)	45	47,790
4.50%, 02/15/27 (Call 08/15/26)	200	216,148
4.75%, 05/01/23	325	347,948
5.00%, 03/15/24	315	344,150
5.13%, 06/15/39 (Call 12/15/38)	100	109,830
5.25%, 04/15/25	375	418,942
5.25%, 06/15/26 (Call 12/15/25)	310	347,358
5.25%, 06/15/49 (Call 12/15/48)	250	276,427
5.38%, 02/01/25	411	451,660
5.38%, 09/01/26 (Call 03/01/26)	145	158,304
5.50%, 06/15/47 (Call 12/15/46)	200	229,366
5.63%, 09/01/28 (Call 03/01/28)	225	252,801
5.88%, 05/01/23	175	192,225
5.88%, 02/15/26 (Call 08/15/25)	250	281,187
5.88%, 02/01/29 (Call 08/01/28)	260	294,440
7.50%, 02/15/22	300	332,751
7.69%, 06/15/25(d)	100	120,658
Humana Inc.
2.50%, 12/15/20	35	35,155
2.90%, 12/15/22 (Call 11/15/22)	55	56,070
3.13%, 08/15/29 (Call 05/15/29)	100	101,368
3.85%, 10/01/24 (Call 07/01/24)	204	216,375
3.95%, 03/15/27 (Call 12/15/26)	120	128,844
3.95%, 08/15/49 (Call 02/15/49)	90	92,302
4.63%, 12/01/42 (Call 06/01/42)	185	206,641
4.80%, 03/15/47 (Call 09/15/46)	60	69,001
4.95%, 10/01/44 (Call 04/01/44)	209	243,138
Indiana University Health Inc. Obligated Group, 3.97%, 11/01/48 (Call 05/01/48)	50	59,042
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	395	462,798
Series 2019, 3.27%, 11/01/49 (Call 05/01/49)	152	154,627
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)	300	316,437
3.60%, 09/01/27 (Call 06/01/27)	125	132,842
3.75%, 08/23/22 (Call 05/23/22)	25	25,960
4.70%, 02/01/45 (Call 08/01/44)	275	306,806
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)	200	199,568
Mayo Clinic, Series 2013, 4.00%, 11/15/47	25	29,013
MEDNAX Inc.
5.25%, 12/01/23 (Call 12/02/19)(b)	90	91,397
6.25%, 01/15/27 (Call 01/15/22)(b)	200	198,022
Memorial Sloan-Kettering Cancer Center, 4.13%, 07/01/52	100	118,231
Molina Healthcare Inc.
4.88%, 06/15/25 (Call 06/15/20)(b)	65	66,141
5.38%, 11/15/22 (Call 08/15/22)	100	106,175
Mount Sinai Hospitals Group Inc., Series 2017, 3.98%, 07/01/48	23	24,518
New York and Presbyterian Hospital (The) 4.02%, 08/01/45	150	172,929
Series 2019, 3.95%, 08/01/2119 (Call 02/01/2119)	92	94,520
Northwell Healthcare Inc.
3.98%, 11/01/46 (Call 11/01/45)	180	189,652
4.26%, 11/01/47 (Call 11/01/46)	15	16,169

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Services (continued)
Partners Healthcare System Inc., Series 2017, 3.77%, 07/01/48 (Call 01/01/48)	$30	$32,469
Polaris Intermediate Corp. (9.25% PIK), 8.50%, 12/01/22 (Call 11/12/19)(b)(d)(j)	170	142,451
Providence St Joseph Health Obligated Group
Series 19A, 2.53%, 10/01/29 (Call 07/01/29)	50	49,668
Series I, 3.74%, 10/01/47	200	218,062
Quest Diagnostics Inc.
3.45%, 06/01/26 (Call 03/01/26)	5	5,257
3.50%, 03/30/25 (Call 12/30/24)	75	78,977
4.20%, 06/30/29 (Call 03/30/29)	300	331,806
Quorum Health Corp., 11.63%, 04/15/23 (Call 12/02/19)(d)	50	43,010
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 12/02/19)(b)	100	106,782
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(b)	225	246,969
Roche Holdings Inc.
2.63%, 05/15/26 (Call 02/15/26)(b)	325	333,970
3.00%, 11/10/25 (Call 08/10/25)(b)	150	157,807
3.25%, 09/17/23 (Call 08/17/23)(b)	400	420,368
3.63%, 09/17/28 (Call 06/17/28)(b)	200	222,968
RWJ Barnabas Health Inc., 3.95%, 07/01/46 (Call 07/01/45)	75	80,913
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(b)	85	90,516
SSM Health Care Corp., Series A, 3.82%, 06/01/27 (Call 03/01/27)(d)	295	319,382
Stanford Health Care, Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	20	22,513
Surgery Center Holdings Inc.
6.75%, 07/01/25 (Call 07/01/20)(b)(d)	50	46,250
10.00%, 04/15/27 (Call 04/15/22)(b)	55	55,875
Sutter Health
Series 2018, 3.70%, 08/15/28 (Call 05/15/28)	29	31,437
Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	36	41,012
Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 07/15/20)	280	288,744
4.63%, 09/01/24 (Call 09/01/21)(b)	95	97,531
4.88%, 01/01/26 (Call 03/01/22)(b)	260	269,329
5.13%, 05/01/25 (Call 05/01/20)	200	204,664
5.13%, 11/01/27 (Call 11/01/22)(b)	240	250,673
6.25%, 02/01/27 (Call 02/01/22)(b)	160	168,970
6.75%, 06/15/23	250	264,812
6.88%, 11/15/31	125	114,299
7.00%, 08/01/25 (Call 08/01/20)(d)	100	103,506
8.13%, 04/01/22	375	405,746
Toledo Hospital (The), 5.75%, 11/15/38 (Call 11/15/28)	15	17,427
UnitedHealth Group Inc.
2.38%, 10/15/22	105	106,375
2.38%, 08/15/24	145	146,911
2.75%, 02/15/23 (Call 11/15/22)	145	148,219
2.88%, 12/15/21	310	316,451
2.88%, 03/15/22 (Call 12/15/21)	160	163,346
2.88%, 03/15/23	75	77,154
2.88%, 08/15/29	55	56,576
2.95%, 10/15/27	146	151,352
3.10%, 03/15/26	775	809,053
3.15%, 06/15/21	200	204,088
3.35%, 07/15/22	273	283,431
3.38%, 04/15/27	75	79,730
3.45%, 01/15/27	130	138,945

Security	Par (000)	Value

Health Care – Services (continued)
3.50%, 06/15/23	$200	$210,162
3.50%, 02/15/24	329	348,145
3.50%, 08/15/39 (Call 02/15/39)	250	260,260
3.70%, 08/15/49 (Call 02/15/49)	55	58,159
3.75%, 07/15/25	675	732,058
3.75%, 10/15/47 (Call 04/15/47)	128	136,589
3.85%, 06/15/28	325	358,088
3.88%, 12/15/28	15	16,639
3.95%, 10/15/42 (Call 04/15/42)	25	27,167
4.20%, 01/15/47 (Call 07/15/46)	44	49,792
4.25%, 03/15/43 (Call 09/15/42)	219	246,445
4.25%, 04/15/47 (Call 10/15/46)	387	440,170
4.25%, 06/15/48 (Call 12/15/47)	100	115,079
4.38%, 03/15/42 (Call 09/15/41)	100	113,711
4.45%, 12/15/48 (Call 06/15/48)	100	118,214
4.63%, 07/15/35	309	375,052
4.63%, 11/15/41 (Call 05/15/41)	60	70,710
4.75%, 07/15/45	329	400,449
5.80%, 03/15/36	60	79,848
5.95%, 02/15/41 (Call 08/15/40)	80	108,082
6.88%, 02/15/38	235	347,231
Universal Health Services Inc., 5.00%, 06/01/26 (Call 06/01/21)(b)	75	78,643
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)	165	172,872
5.38%, 08/15/26 (Call 08/15/21)(b)	120	128,051
West Street Merger Sub Inc., 6.38%, 09/01/25 (Call 09/01/20)(b)	115	109,832
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48 (Call 03/01/48)	34	42,005

		31,793,070

Holding Companies – Diversified — 0.3%
Apollo Investment Corp., 5.25%, 03/03/25	85	87,512
Ares Capital Corp.
3.50%, 02/10/23 (Call 01/10/23)	75	76,148
3.63%, 01/19/22 (Call 12/19/21)	215	218,552
4.20%, 06/10/24 (Call 05/10/24)	110	114,248
4.25%, 03/01/25 (Call 01/01/25)	545	564,467
Beijing State-Owned Assets Management Hong Kong Co. Ltd., 4.13%, 05/26/25(e)	400	419,024
CK Hutchison International 17 Ltd., 2.88%, 04/05/22(b)	200	202,176
CK Hutchison International 19 II Ltd.
2.75%, 09/06/29 (Call 06/06/29)(b)	200	198,284
3.38%, 09/06/49 (Call 03/06/49)(b)	200	200,992
CMHI Finance BVI Co. Ltd., 4.38%, 08/06/23(e)	250	264,260
Coastal Emerald Ltd., 3.95%, 08/01/22(e)	400	404,792
Compass Group Diversified Holdings LLC, 8.00%, 05/01/26 (Call 05/01/21)(b)	75	81,013
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(b)	58	58,711
FS KKR Capital Corp., 4.63%, 07/15/24 (Call 06/15/24)	100	102,754
Huarong Finance II Co. Ltd.
3.25%, 06/03/21(e)	215	216,187
3.63%, 11/22/21(e)	600	608,778
4.88%, 11/22/26(e)	200	217,160
5.50%, 01/16/25(e)	400	442,500
Hutchison Whampoa International 11 Ltd., 4.63%, 01/13/22(b)	325	340,483
Hutchison Whampoa International 12 II Ltd., 3.25%, 11/08/22(b)	200	204,858

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies – Diversified (continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24 (Call 06/15/24)(b)	$200	$202,722
5.88%, 02/01/22 (Call 12/02/19)	150	151,340
6.25%, 02/01/22 (Call 12/02/19)	175	179,646
6.25%, 05/15/26 (Call 05/15/22)	190	201,480
6.38%, 12/15/25 (Call 12/15/20)	125	131,884
6.75%, 02/01/24 (Call 02/01/20)	125	130,239
KOC Holding AS, 5.25%, 03/15/23 (Call 12/15/22)(e)	200	202,078
MDC-GMTN BV, 5.50%, 03/01/22(b)(d)	200	214,420
MDGH — GMTN BV
3.00%, 04/19/24(e)	200	204,206
4.50%, 11/07/28(e)	600	676,560
MDGH — GMTN BV
2.75%, 05/11/23(e)	200	202,446
3.00%, 04/19/24(e)	400	408,412
3.25%, 04/28/22(e)	200	204,538
Owl Rock Capital Corp., 4.00%, 03/30/25 (Call 02/28/25)	125	125,141
PTT Treasury Center Co. Ltd., 4.50%, 10/25/42(b)	400	458,144
Rongshi International Finance Ltd., 3.63%, 05/04/27(e)	400	421,484
State Elite Global Ltd., 2.75%, 06/13/22(e)	200	201,536
Stena AB, 7.00%, 02/01/24(b)(d)	200	202,046
Swire Pacific MTN Financing Ltd.
3.00%, 07/05/24(e)	600	608,694
4.50%, 10/09/23(e)	250	267,850
Temasek Financial I Ltd., 2.38%, 01/23/23(b)	250	253,952
TPG Specialty Lending Inc., 3.88%, 11/01/24 (Call 10/01/24)	100	99,627

		10,771,344

Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.
6.75%, 08/01/25 (Call 08/01/20)(b)	35	35,079
9.88%, 04/01/27 (Call 04/01/22)(b)	40	44,662
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 10/15/22)	75	73,699
6.75%, 03/15/25 (Call 03/15/20)	62	64,402
7.25%, 10/15/29 (Call 10/15/24)(b)	50	52,439
Brookfield Residential Properties Inc., 6.38%, 05/15/25 (Call 05/15/20)(b)	100	104,088
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 12/02/19)(b)	50	50,830
6.25%, 09/15/27 (Call 09/15/22)(b)	82	83,728
Century Communities Inc.
5.88%, 07/15/25 (Call 07/15/20)(d)	55	56,998
6.75%, 06/01/27 (Call 06/01/22)(b)	100	106,915
DR Horton Inc.
2.50%, 10/15/24 (Call 09/15/24)	95	95,087
2.55%, 12/01/20	200	200,706
5.75%, 08/15/23 (Call 05/15/23)	30	33,314
Forestar Group Inc., 8.00%, 04/15/24 (Call 04/15/21)(b)	20	21,644
Installed Building Products Inc., 5.75%, 02/01/28 (Call 02/01/23)(b)	65	68,248
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 12/02/19)(b)	50	44,071
10.50%, 07/15/24 (Call 07/15/20)(b)(d)	50	39,617
KB Home
4.80%, 11/15/29 (Call 05/15/29)	45	45,347
6.88%, 06/15/27 (Call 12/15/26)	80	91,441
7.00%, 12/15/21 (Call 09/15/21)	75	80,858
7.50%, 09/15/22	50	56,506

Security	Par (000)	Value

Home Builders (continued)
7.63%, 05/15/23 (Call 11/15/22)	$80	$90,893
Lennar Corp.
2.95%, 11/29/20 (Call 09/29/20)	50	50,204
4.13%, 01/15/22 (Call 10/15/21)	85	87,346
4.50%, 04/30/24 (Call 01/31/24)	50	52,773
4.75%, 04/01/21 (Call 02/01/21)	100	102,544
4.75%, 11/15/22 (Call 08/15/22)	75	78,949
4.75%, 05/30/25 (Call 02/28/25)	85	91,420
4.75%, 11/29/27 (Call 05/29/27)	150	162,082
4.88%, 12/15/23 (Call 09/15/23)	100	107,100
5.00%, 06/15/27 (Call 12/15/26)	25	27,091
5.25%, 06/01/26 (Call 12/01/25)	105	115,829
5.88%, 11/15/24 (Call 05/15/24)	75	83,680
6.25%, 12/15/21 (Call 06/15/21)	50	52,848
8.38%, 01/15/21	50	53,489
LGI Homes Inc., 6.88%, 07/15/26 (Call 07/15/21)(b)	50	52,081
M/I Homes Inc., 6.75%, 01/15/21 (Call 11/15/19)	50	50,524
Mattamy Group Corp.
6.50%, 10/01/25 (Call 10/01/20)(b)	25	26,541
6.88%, 12/15/23 (Call 12/15/19)(b)	100	103,799
MDC Holdings Inc.
5.50%, 01/15/24 (Call 10/15/23)(d)	68	74,208
6.00%, 01/15/43 (Call 10/15/42)	75	78,307
Meritage Homes Corp.
5.13%, 06/06/27 (Call 12/06/26)	25	27,013
6.00%, 06/01/25 (Call 03/01/25)	25	28,134
7.00%, 04/01/22	50	54,785
New Home Co. Inc. (The), 7.25%, 04/01/22 (Call 12/02/19)	50	47,374
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	75	76,735
5.00%, 01/15/27 (Call 10/15/26)	100	109,354
5.50%, 03/01/26 (Call 12/01/25)	170	190,733
6.00%, 02/15/35	25	27,626
6.38%, 05/15/33(d)	85	97,119
7.88%, 06/15/32	150	189,036
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 04/01/23 (Call 12/02/19)(b)	45	46,087
Taylor Morrison Communities Inc.
5.75%, 01/15/28 (Call 10/15/27)(b)	40	44,290
5.88%, 06/15/27 (Call 03/15/27)(b)	100	111,751
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.63%, 03/01/24 (Call 12/01/23)(b)	50	54,228
5.88%, 04/15/23 (Call 01/15/23)(b)	50	54,148
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)	50	49,182
4.35%, 02/15/28 (Call 11/15/27)	50	52,039
4.38%, 04/15/23 (Call 01/15/23)	35	36,739
4.88%, 03/15/27 (Call 12/15/26)	100	108,817
5.88%, 02/15/22 (Call 11/15/21)	75	79,910
TRI Pointe Group Inc., 5.25%, 06/01/27 (Call 12/01/26)	73	75,510
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	120	128,725
William Lyon Homes Inc.
5.88%, 01/31/25 (Call 01/31/20)	74	75,482
6.00%, 09/01/23 (Call 09/01/20)(d)	70	72,802
6.63%, 07/15/27 (Call 07/15/22)(b)	25	26,363

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
Williams Scotsman International Inc.
6.88%, 08/15/23 (Call 08/15/20)(b)	$70	$73,543
7.88%, 12/15/22 (Call 12/15/19)(b)	50	52,361

		4,981,273

Home Furnishings — 0.0%
Leggett & Platt Inc.
3.50%, 11/15/27 (Call 08/15/27)	115	117,790
4.40%, 03/15/29 (Call 12/15/28)	100	108,880
Panasonic Corp.
2.68%, 07/19/24 (Call 06/19/24)(b)	200	202,774
3.11%, 07/19/29 (Call 04/19/29)(b)	200	207,432
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)	50	52,238
5.63%, 10/15/23 (Call 12/02/19)	100	103,177
Whirlpool Corp.
3.70%, 05/01/25	185	194,402
4.00%, 03/01/24	15	15,943
4.50%, 06/01/46 (Call 12/01/45)	125	130,564
4.75%, 02/26/29 (Call 11/26/28)	126	141,096

		1,274,296

Household Products & Wares — 0.1%
ACCO Brands Corp., 5.25%, 12/15/24 (Call 12/15/19)(b)	80	83,018
Avery Dennison Corp., 4.88%, 12/06/28 (Call 09/06/28)	100	114,404
Church & Dwight Co. Inc., 3.15%, 08/01/27 (Call 05/01/27)	125	129,801
Clorox Co. (The)
3.10%, 10/01/27 (Call 07/01/27)	100	104,777
3.50%, 12/15/24 (Call 09/15/24)	36	38,313
3.90%, 05/15/28 (Call 02/15/28)	60	66,299
Kimberly-Clark Corp.
2.65%, 03/01/25	225	231,381
3.05%, 08/15/25	200	211,248
3.20%, 04/25/29 (Call 01/25/29)	575	618,573
3.20%, 07/30/46 (Call 01/30/46)	195	197,276
3.95%, 11/01/28 (Call 08/01/28)	200	226,640
5.30%, 03/01/41	10	13,189
6.63%, 08/01/37	27	39,899
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 12/02/19)(b)	100	87,128
Prestige Brands Inc.
5.38%, 12/15/21 (Call 12/02/19)(b)	50	50,086
6.38%, 03/01/24 (Call 12/02/19)(b)(d)	75	78,256
Reckitt Benckiser Treasury Services PLC, 2.75%, 06/26/24 (Call 04/26/24)(b)	250	255,503
SC Johnson & Son Inc., 4.75%, 10/15/46 (Call 04/16/46)(b)	500	614,325
Spectrum Brands Inc.
5.00%, 10/01/29 (Call 10/01/24)(b)	45	46,032
5.75%, 07/15/25 (Call 07/15/20)	200	208,866
6.13%, 12/15/24 (Call 12/15/19)	25	25,884

		3,440,898

Housewares — 0.0%
American Greetings Corp., 8.75%, 04/15/25 (Call 04/15/21)(b)(d)	25	22,849
Newell Brands Inc.
3.85%, 04/01/23 (Call 02/01/23)	655	678,390
4.20%, 04/01/26 (Call 01/01/26)	265	277,418
Scotts Miracle-Gro Co. (The), 4.50%, 10/15/29 (Call 10/15/24)(b)	105	105,539

Security	Par (000)	Value

Housewares (continued)
Tupperware Brands Corp., 4.75%, 06/01/21 (Call 03/01/21)	$121	$121,207

		1,205,403

Insurance — 1.2%
Acrisure LLC/Acrisure Finance Inc.
7.00%, 11/15/25 (Call 11/15/20)(b)	145	133,239
8.13%, 02/15/24 (Call 02/15/21)(b)	155	164,481
10.13%, 08/01/26 (Call 08/01/22)(b)	65	67,304
Aegon NV, 5.50%, 04/11/48 (Call 04/11/28)(a)	175	187,465
Aflac Inc.
3.63%, 06/15/23	40	42,228
3.63%, 11/15/24	335	358,115
4.00%, 10/15/46 (Call 04/15/46)	100	109,378
4.75%, 01/15/49 (Call 07/15/48)	100	123,503
AIA Group Ltd.
3.60%, 04/09/29 (Call 01/09/29)(b)	200	213,620
3.90%, 04/06/28 (Call 01/06/28)(b)	300	326,229
Alleghany Corp., 4.95%, 06/27/22	150	160,380
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27 (Call 10/15/22)(b)	90	93,548
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (Call 07/29/25)	50	52,399
Allstate Corp. (The)
3.85%, 08/10/49 (Call 02/10/49)	120	134,702
4.20%, 12/15/46 (Call 06/15/46)	275	323,103
4.50%, 06/15/43	190	228,308
5.55%, 05/09/35	32	41,432
Series B, 5.75%, 08/15/53 (Call 08/15/23)(a)	80	86,155
American Equity Investment Life Holding Co., 5.00%, 06/15/27 (Call 03/15/27)	166	175,904
American Financial Group Inc./OH, 4.50%, 06/15/47 (Call 12/15/46)	210	231,103
American International Group Inc.
3.30%, 03/01/21 (Call 02/01/21)	700	711,312
3.75%, 07/10/25 (Call 04/10/25)	225	240,572
3.88%, 01/15/35 (Call 07/15/34)	129	135,166
3.90%, 04/01/26 (Call 01/01/26)	390	419,425
4.13%, 02/15/24	390	419,488
4.20%, 04/01/28 (Call 01/01/28)	60	66,071
4.25%, 03/15/29 (Call 12/15/28)	255	283,093
4.38%, 01/15/55 (Call 07/15/54)	155	167,043
4.50%, 07/16/44 (Call 01/16/44)	250	281,000
4.70%, 07/10/35 (Call 01/10/35)	175	200,130
4.80%, 07/10/45 (Call 01/10/45)	175	204,902
4.88%, 06/01/22	465	498,182
6.25%, 05/01/36	100	132,235
8.18%, 05/15/68 (Call 05/15/38)(a)	100	133,785
AmWINS Group Inc., 7.75%, 07/01/26 (Call 07/01/21)(b)	50	53,709
Aon Corp.
3.75%, 05/02/29 (Call 02/02/29)	10	10,787
4.50%, 12/15/28 (Call 09/15/28)	150	170,235
8.21%, 01/01/27	100	127,417
Aon PLC
3.50%, 06/14/24 (Call 03/14/24)	480	505,042
3.88%, 12/15/25 (Call 09/15/25)	116	125,614
4.00%, 11/27/23 (Call 08/27/23)	25	26,579
4.60%, 06/14/44 (Call 03/14/44)	75	87,247
4.75%, 05/15/45 (Call 11/15/44)	200	237,986
Arch Capital Finance LLC 4.01%, 12/15/26 (Call 09/15/26)	15	16,452

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
5.03%, 12/15/46 (Call 06/15/46)	$150	$187,914
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	100	125,276
Assurant Inc.
3.70%, 02/22/30 (Call 11/22/29)	50	50,908
4.90%, 03/27/28 (Call 12/27/27)	65	71,249
Assured Guaranty U.S. Holdings Inc., 5.00%, 07/01/24	139	152,867
AssuredPartners Inc., 7.00%, 08/15/25 (Call 08/15/20)(b)	80	79,729
Athene Global Funding
2.75%, 06/25/24(b)	100	101,117
3.00%, 07/01/22(b)	125	126,855
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)	290	301,768
AXA Equitable Holdings Inc.
3.90%, 04/20/23 (Call 03/20/23)	35	36,695
4.35%, 04/20/28 (Call 01/20/28)	375	402,967
5.00%, 04/20/48 (Call 10/20/47)	200	215,932
AXA SA, 8.60%, 12/15/30	475	694,146
AXIS Specialty Finance LLC, 3.90%, 07/15/29 (Call 04/15/29)	115	121,181
AXIS Specialty Finance PLC, 4.00%, 12/06/27 (Call 09/06/27)	350	373,891
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	200	206,810
4.20%, 08/15/48 (Call 02/15/48)	125	147,226
4.25%, 01/15/21	170	175,047
4.25%, 01/15/49 (Call 07/15/48)	210	251,141
4.30%, 05/15/43	25	29,435
4.40%, 05/15/42	235	280,957
5.75%, 01/15/40	100	140,024
Berkshire Hathaway Inc.
2.20%, 03/15/21 (Call 02/15/21)	152	152,863
2.75%, 03/15/23 (Call 01/15/23)	472	486,325
3.13%, 03/15/26 (Call 12/15/25)	645	686,325
3.40%, 01/31/22	89	92,325
3.75%, 08/15/21(d)	215	222,273
4.50%, 02/11/43	290	353,788
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)	210	206,218
4.70%, 06/22/47 (Call 12/22/46)	345	309,655
Brown & Brown Inc.
4.20%, 09/15/24 (Call 06/15/24)	125	133,365
4.50%, 03/15/29 (Call 12/15/28)	100	108,895
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22(e).	1,000	1,003,170
Chubb INA Holdings Inc.
2.30%, 11/03/20 (Call 10/03/20)	60	60,187
2.70%, 03/13/23	13	13,303
2.88%, 11/03/22 (Call 09/03/22)	35	35,991
3.15%, 03/15/25	856	906,230
3.35%, 05/15/24	120	126,818
3.35%, 05/03/26 (Call 02/03/26)	135	145,209
4.35%, 11/03/45 (Call 05/03/45)	110	135,095
Cloverie PLC for Zurich Insurance Co. Ltd., 5.63%, 06/24/46 (Call 06/24/26)(a)(e)	200	224,164
CNA Financial Corp.
3.45%, 08/15/27 (Call 05/10/27)	425	444,537
3.90%, 05/01/29 (Call 02/01/29)	50	54,205
3.95%, 05/15/24 (Call 02/15/24)	75	80,752
4.50%, 03/01/26 (Call 12/01/25)	125	138,258
CNO Financial Group Inc.
5.25%, 05/30/25 (Call 02/28/25)	190	209,931
5.25%, 05/30/29 (Call 02/28/29)	65	71,683

Security	Par (000)	Value

Insurance (continued)
Enstar Group Ltd.
4.50%, 03/10/22 (Call 02/10/22)	$150	$155,611
4.95%, 06/01/29 (Call 03/01/29)	100	106,949
Fairfax Financial Holdings Ltd., 4.85%, 04/17/28 (Call 01/17/28)	250	272,187
Farmers Exchange Capital II, 6.15%, 11/01/53 (Call 11/01/33)(a)(b)	100	120,781
Fidelity & Guaranty Life Holdings Inc., 5.50%, 05/01/25 (Call 02/01/25)(b)	135	144,312
Fidelity National Financial Inc., 4.50%, 08/15/28 (Call 05/15/28)	50	54,178
Five Corners Funding Trust, 4.42%, 11/15/23(b)	100	108,540
Fortune Star BVI Ltd., 5.25%, 03/23/22 (Call 03/23/20)(e)	200	199,858
Genworth Holdings Inc.
4.80%, 02/15/24(d)	50	46,344
4.90%, 08/15/23	50	47,158
6.50%, 06/15/34(d)	50	46,228
7.20%, 02/15/21	50	51,270
7.63%, 09/24/21	135	139,744
Globe Life Inc., 4.55%, 09/15/28 (Call 06/15/28)	60	67,144
Great-West Lifeco Finance 2018 LP, 4.58%, 05/17/48 (Call 11/17/47)(b)	145	171,999
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 05/15/22)(b)	100	102,736
Guardian Life Global Funding
2.90%, 05/06/24(b)	150	154,731
3.40%, 04/25/23(b)	50	52,043
Guardian Life Insurance Co. of America (The), 4.88%, 06/19/64(b)	150	185,898
Harborwalk Funding Trust, 5.08%, 02/15/69 (Call 02/15/49)(a)(b)	205	250,701
Hartford Financial Services Group Inc. (The)
2.80%, 08/19/29 (Call 05/19/29)	100	100,865
3.60%, 08/19/49 (Call 02/19/49)	130	132,857
4.40%, 03/15/48 (Call 09/15/47)	35	40,240
5.95%, 10/15/36	25	32,540
6.10%, 10/01/41	180	241,349
High Street Funding Trust I, 4.11%, 02/15/28 (Call 11/15/27)(b)	150	162,486
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(b)	210	216,300
Jackson National Life Global Funding
2.60%, 12/09/20(b)	100	100,698
2.65%, 06/21/24(b)	110	111,837
3.05%, 06/21/29(b)(d)	100	104,544
3.30%, 06/11/21(b)	250	255,060
3.88%, 06/11/25(b)	375	406,414
Kemper Corp., 4.35%, 02/15/25 (Call 11/15/24)	25	26,539
La Mondiale SAM, 5.88%, 01/26/47 (Call 01/26/27)(a)(e)	200	215,920
Liberty Mutual Group Inc.
4.25%, 06/15/23(b)	55	58,484
4.57%, 02/01/29(b)	425	479,060
Lincoln National Corp.
3.05%, 01/15/30 (Call 10/15/29)(d)	115	115,411
3.35%, 03/09/25	50	52,139
3.63%, 12/12/26 (Call 09/15/26)	25	26,457
3.80%, 03/01/28 (Call 12/01/27)	200	213,504
4.00%, 09/01/23	25	26,651
4.35%, 03/01/48 (Call 09/01/47)	25	27,554
7.00%, 06/15/40	165	235,768
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	10	10,186

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
3.75%, 04/01/26 (Call 01/01/26)	$125	$134,745
4.13%, 05/15/43 (Call 11/15/42)	120	133,133
Manulife Financial Corp.
4.06%, 02/24/32 (Call 02/24/27)(a)	200	208,048
4.15%, 03/04/26	655	730,528
5.38%, 03/04/46	200	263,858
Markel Corp.
3.35%, 09/17/29 (Call 06/17/29)	35	35,680
3.50%, 11/01/27 (Call 08/01/27)	50	51,786
4.15%, 09/17/50 (Call 03/17/50)	10	10,299
4.30%, 11/01/47 (Call 05/01/47)	110	115,127
4.90%, 07/01/22	25	26,697
5.00%, 04/05/46	35	40,439
5.00%, 05/20/49 (Call 11/20/48)	110	128,231
Marsh & McLennan Companies Inc.
2.75%, 01/30/22 (Call 12/30/21)	40	40,599
3.30%, 03/14/23 (Call 01/14/23)	250	258,710
3.50%, 03/10/25 (Call 12/10/24)	160	169,200
3.75%, 03/14/26 (Call 12/14/25)	150	161,697
3.88%, 03/15/24 (Call 02/15/24)	65	69,377
4.20%, 03/01/48 (Call 09/01/47)	125	141,706
4.35%, 01/30/47 (Call 07/30/46)	75	86,544
4.38%, 03/15/29 (Call 12/15/28)	225	256,792
4.75%, 03/15/39 (Call 09/15/38)	75	91,226
4.80%, 07/15/21 (Call 04/15/21)	25	26,027
4.90%, 03/15/49 (Call 09/15/48)	10	12,627
5.88%, 08/01/33	25	32,788
Massachusetts Mutual Life Insurance Co., 3.73%, 10/15/70(b)	37	37,395
MassMutual Global Funding II
2.75%, 06/22/24(b)(d)	500	513,230
2.95%, 01/11/25(b)	200	206,374
3.40%, 03/08/26(b)	200	213,158
MBIA Inc., 5.70%, 12/01/34	50	42,471
Mercury General Corp., 4.40%, 03/15/27 (Call 12/15/26)	260	274,950
MetLife Capital Trust IV, 7.88%, 12/15/67 (Call 12/15/32)(b)	150	199,134
MetLife Inc.
3.00%, 03/01/25	150	156,540
3.60%, 04/10/24	375	398,430
3.60%, 11/13/25 (Call 08/13/25)	65	70,411
4.05%, 03/01/45	28	31,680
4.13%, 08/13/42	150	170,082
4.60%, 05/13/46 (Call 11/13/45)	209	256,052
4.88%, 11/13/43	150	186,282
5.70%, 06/15/35	50	67,629
5.88%, 02/06/41	100	137,517
6.40%, 12/15/66 (Call 12/15/31)	140	169,823
6.50%, 12/15/32	140	196,339
9.25%, 04/08/38 (Call 04/08/33)(b)	160	233,510
10.75%, 08/01/69 (Call 08/01/34)	50	81,583
Series D, 4.37%, 09/15/23	130	141,125
Series N, 3.05%, 12/15/22	284	296,354
Series N, 4.72%, 12/15/44	300	368,265
Metropolitan Life Global Funding I
2.40%, 01/08/21(b)	515	518,512
2.40%, 06/17/22(b)	150	151,418
2.65%, 04/08/22(b)	285	289,389
3.05%, 06/17/29(b)(d)	150	157,263
3.45%, 12/18/26(b)	200	214,612

Security	Par (000)	Value

Insurance (continued)
MGIC Investment Corp., 5.75%, 08/15/23	$75	$82,733
Nationwide Financial Services Inc., 5.30%, 11/18/44(b)	100	115,914
Nationwide Mutual Insurance Co., 9.38%, 08/15/39(b)	100	171,200
New York Life Global Funding
2.00%, 04/13/21(b)	50	50,126
2.25%, 07/12/22(b)	300	302,589
2.35%, 07/14/26(b)	100	100,455
2.88%, 04/10/24(b)	150	155,661
2.95%, 01/28/21(b)	435	440,812
3.00%, 01/10/28(b)	150	157,086
3.25%, 08/06/21(b)	70	71,695
New York Life Insurance Co.
4.45%, 05/15/69 (Call 11/15/68)(b)	100	117,320
5.88%, 05/15/33(b)	75	99,059
6.75%, 11/15/39(b)	135	198,999
Nippon Life Insurance Co., 5.00%, 10/18/42 (Call 10/18/22)(a)(b)	200	212,044
Northwestern Mutual Life Insurance Co. (The)
3.63%, 09/30/59 (Call 03/30/59)(b)	462	470,658
3.85%, 09/30/47 (Call 03/30/47)(b)	80	85,216
Old Republic International Corp., 3.88%, 08/26/26 (Call 07/26/26)	32	33,970
Pacific Life Insurance Co., 4.30%, 10/24/67 (Call 10/24/47)(a)(b)	125	132,019
Pacific LifeCorp, 5.13%, 01/30/43(b)	50	59,327
PartnerRe Finance B LLC, 3.70%, 07/02/29 (Call 04/02/29)	100	104,704
Pricoa Global Funding I, 3.45%, 09/01/23(b)	200	209,382
Primerica Inc., 4.75%, 07/15/22	210	223,259
Principal Financial Group Inc.
3.40%, 05/15/25 (Call 02/15/25)	174	182,909
4.30%, 11/15/46 (Call 05/15/46)	10	11,284
4.63%, 09/15/42	100	116,466
Principal Life Global Funding II
2.50%, 09/16/29 (Call 06/16/29)(b)	200	199,736
3.00%, 04/18/26(b)	60	61,883
Progressive Corp. (The)
2.45%, 01/15/27	90	90,806
3.70%, 01/26/45	100	108,510
4.00%, 03/01/29 (Call 12/01/28)	15	16,902
4.13%, 04/15/47 (Call 10/15/46)	350	408,047
4.20%, 03/15/48 (Call 09/15/47)	43	50,823
6.63%, 03/01/29	55	72,232
Protective Life Corp., 4.30%, 09/30/28 (Call 06/30/28)(b)	150	164,631
Protective Life Global Funding
2.00%, 09/14/21(b)(d)	250	249,377
3.10%, 04/15/24(b)	150	155,231
Prudential Financial Inc.
3.50%, 05/15/24	50	53,204
3.70%, 03/13/51 (Call 09/13/50)	220	230,545
3.88%, 03/27/28 (Call 12/27/27)	60	66,263
3.91%, 12/07/47 (Call 06/07/47)	150	162,123
3.94%, 12/07/49 (Call 06/07/49)	245	267,290
4.35%, 02/25/50 (Call 08/25/49)	100	116,122
4.42%, 03/27/48 (Call 09/27/47)	15	17,483
4.50%, 11/16/21	105	110,326
4.50%, 09/15/47 (Call 09/15/27)(a)	50	52,084
4.60%, 05/15/44	119	140,513
5.20%, 03/15/44 (Call 03/15/24)(a)	545	579,945
5.38%, 05/15/45 (Call 05/15/25)(a)	240	261,144

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
5.63%, 06/15/43 (Call 06/15/23)(a)	$390	$423,006
5.70%, 12/14/36	175	233,593
5.70%, 09/15/48 (Call 09/15/28)(a)	200	226,728
5.88%, 09/15/42 (Call 09/15/22)(a)	60	64,993
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	125	131,000
4.88%, 03/15/27 (Call 09/15/26)	60	62,176
Reinsurance Group of America Inc., 3.90%, 05/15/29 (Call 02/15/29)	105	112,523
Reliance Standard Life Global Funding II
2.50%, 10/30/24(b)	10	10,021
3.85%, 09/19/23(b)	425	448,031
RenaissanceRe Finance Inc., 3.45%, 07/01/27 (Call 04/01/27)	25	26,228
RenaissanceRe Holdings Ltd., 3.60%, 04/15/29 (Call 01/15/29)	100	106,481
Sompo International Holdings Ltd., 4.70%, 10/15/22	65	69,133
Sompo Japan Nipponkoa Insurance Inc., 5.33%, 03/28/73 (Call 03/28/23)(a)(b)	40	43,018
Sunshine Life Insurance Corp. Ltd., 3.15%, 04/20/21(e)	200	198,838
Swiss Re Treasury U.S. Corp., 4.25%, 12/06/42(b)(d)	125	142,764
Teachers Insurance & Annuity Association of America
4.27%, 05/15/47 (Call 11/15/46)(b)	410	467,367
4.90%, 09/15/44(b)	215	267,088
6.85%, 12/16/39(b)	189	277,777
Transatlantic Holdings Inc., 8.00%, 11/30/39	50	74,368
Travelers Companies Inc. (The)
3.75%, 05/15/46 (Call 11/15/45)	75	82,787
4.00%, 05/30/47 (Call 11/30/46)	40	46,090
4.05%, 03/07/48 (Call 09/07/47)	25	29,122
4.10%, 03/04/49 (Call 09/04/48)	120	141,378
4.30%, 08/25/45 (Call 02/25/45)	210	251,044
4.60%, 08/01/43	60	73,945
5.35%, 11/01/40	100	132,684
6.25%, 06/15/37	136	194,329
6.75%, 06/20/36	35	51,428
Trinity Acquisition PLC
3.50%, 09/15/21 (Call 08/15/21)	5	5,106
4.40%, 03/15/26 (Call 12/15/25)	125	135,491
Unum Group
4.00%, 03/15/24	49	52,003
4.00%, 06/15/29 (Call 03/15/29)	150	157,630
4.50%, 12/15/49 (Call 06/15/49)	100	96,122
5.75%, 08/15/42	120	136,285
USI Inc./NY, 6.88%, 05/01/25 (Call 05/01/20)(b)	154	156,981
Voya Financial Inc.
3.65%, 06/15/26	100	105,556
4.70%, 01/23/48 (Call 01/23/28)(a)	150	143,870
5.65%, 05/15/53 (Call 05/15/23)(a)	110	116,329
5.70%, 07/15/43	85	107,644
Western & Southern Life Insurance Co. (The), 5.15%, 01/15/49 (Call 07/15/48)(b)	100	123,802
Willis North America Inc.
2.95%, 09/15/29 (Call 06/15/29)	65	64,697
3.60%, 05/15/24 (Call 03/15/24)	185	193,843
3.88%, 09/15/49 (Call 03/15/49)	65	64,373
4.50%, 09/15/28 (Call 06/15/28)	100	111,421
WR Berkley Corp., 4.63%, 03/15/22	25	26,459

Security	Par (000)	Value

Insurance (continued)
XLIT Ltd.
4.45%, 03/31/25	$25	$27,270
5.50%, 03/31/45	200	254,356

		48,064,720

Internet — 0.4%
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (Call 09/28/21)	15	15,267
3.40%, 12/06/27 (Call 09/06/27)	380	394,512
3.60%, 11/28/24 (Call 08/28/24)	635	666,947
4.00%, 12/06/37 (Call 06/06/37)	200	216,658
4.20%, 12/06/47 (Call 06/06/47)	240	271,534
4.40%, 12/06/57 (Call 06/06/57)	285	329,335
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	360	360,443
3.38%, 02/25/24	265	281,878
3.63%, 05/19/21	360	370,138
Amazon.com Inc.
2.40%, 02/22/23 (Call 01/22/23)	285	290,589
2.50%, 11/29/22 (Call 08/29/22)	240	244,934
2.80%, 08/22/24 (Call 06/22/24)	170	176,817
3.15%, 08/22/27 (Call 05/22/27)	580	619,173
3.30%, 12/05/21 (Call 10/05/21)	105	108,130
3.80%, 12/05/24 (Call 09/05/24)	140	152,302
3.88%, 08/22/37 (Call 02/22/37)	150	171,106
4.05%, 08/22/47 (Call 02/22/47)	525	626,640
4.25%, 08/22/57 (Call 02/22/57)	230	281,927
4.80%, 12/05/34 (Call 06/05/34)	285	358,336
4.95%, 12/05/44 (Call 06/05/44)	200	262,468
5.20%, 12/03/25 (Call 09/03/25)	440	517,528
Baidu Inc.
3.63%, 07/06/27	200	207,638
3.88%, 09/29/23 (Call 08/29/23)	350	364,850
4.13%, 06/30/25	105	112,121
4.38%, 05/14/24 (Call 04/14/24)	275	293,747
4.38%, 03/29/28 (Call 12/29/27)	10	10,900
Booking Holdings Inc.
2.75%, 03/15/23 (Call 02/15/23)	110	112,629
3.55%, 03/15/28 (Call 12/15/27)	100	107,417
3.60%, 06/01/26 (Call 03/01/26)	185	199,306
3.65%, 03/15/25 (Call 12/15/24)	91	97,387
Cogent Communications Group Inc.
5.38%, 03/01/22 (Call 12/01/21)(b)	55	57,339
5.63%, 04/15/21 (Call 12/02/19)(b)	25	25,261
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	45	45,479
2.75%, 01/30/23 (Call 12/30/22)	190	192,886
2.88%, 08/01/21 (Call 06/01/21)	125	126,854
3.45%, 08/01/24 (Call 05/01/24)	50	52,295
3.60%, 06/05/27 (Call 03/05/27)	275	286,704
3.80%, 03/09/22 (Call 02/09/22)	75	77,705
4.00%, 07/15/42 (Call 01/15/42)	85	82,431
EIG Investors Corp., 10.88%, 02/01/24 (Call 12/02/19)	75	75,278
Expedia Group Inc.
3.25%, 02/15/30 (Call 11/15/29)(b)	10	10,048
3.80%, 02/15/28 (Call 11/15/27)	285	299,088
4.50%, 08/15/24 (Call 05/15/24)	25	27,265
5.00%, 02/15/26 (Call 11/15/25)	120	135,118
Getty Images Inc., 9.75%, 03/01/27 (Call 03/01/22)(b)	15	15,169
Go Daddy Operating Co. LLC/GD Finance Co. Inc.,
5.25%, 12/01/27 (Call 06/01/22)(b)	100	106,149

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
GrubHub Holdings Inc., 5.50%, 07/01/27 (Call 07/01/22)(b).	$70	$65,633
JD.com Inc., 3.13%, 04/29/21	350	351,995
Match Group Inc.
5.00%, 12/15/27 (Call 12/15/22)(b)	150	156,225
5.63%, 02/15/29 (Call 02/15/24)(b)	140	150,522
Netflix Inc.
4.38%, 11/15/26	215	218,758
4.88%, 04/15/28	240	247,870
4.88%, 06/15/30 (Call 03/15/30)(b)	150	151,679
5.38%, 11/15/29(b)	130	136,943
5.50%, 02/15/22	100	106,016
5.75%, 03/01/24	75	82,664
5.88%, 02/15/25	120	132,300
5.88%, 11/15/28	275	303,055
6.38%, 05/15/29(b)	140	156,937
Prosus NV, 4.85%, 07/06/27 (Call 04/06/27)(e)	200	219,838
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)	75	77,028
5.00%, 04/15/25 (Call 04/15/20)(b)	250	256,050
Tencent Holdings Ltd.
2.57%, 01/19/23, (3 mo. LIBOR US + 0.605%)(e)(g)	200	198,870
2.89%, 04/11/24, (3 mo. LIBOR US + 0.910%)(e)(g)	400	400,544
2.99%, 01/19/23 (Call 12/19/22)(e)	400	406,644
3.28%, 04/11/24 (Call 03/11/24)(e)	200	206,002
3.60%, 01/19/28 (Call 10/19/27)(e)	200	208,800
3.80%, 02/11/25(e)	200	211,032
3.93%, 01/19/38 (Call 07/19/37)(e)	600	642,936
Uber Technologies Inc.
7.50%, 09/15/27 (Call 09/15/22)(b)	190	187,121
8.00%, 11/01/26 (Call 11/01/21)(b)	225	225,821
VeriSign Inc.
4.63%, 05/01/23 (Call 12/02/19)	75	76,294
4.75%, 07/15/27 (Call 07/15/22)	90	94,921
5.25%, 04/01/25 (Call 01/01/25)	300	329,814
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)(b)	245	249,552
6.00%, 04/01/23 (Call 12/02/19)	185	190,243
6.38%, 05/15/25 (Call 05/15/20)	100	102,767

		16,382,600

Iron & Steel — 0.2%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24(e)	400	419,988
AK Steel Corp.
6.38%, 10/15/25 (Call 10/15/20)	25	20,824
7.00%, 03/15/27 (Call 03/15/22)(d)	75	61,796
7.50%, 07/15/23 (Call 12/02/19)	90	90,214
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	175	179,725
7.88%, 08/15/23 (Call 05/15/23)	85	92,619
ArcelorMittal
3.60%, 07/16/24	175	179,104
4.25%, 07/16/29(d)	100	101,674
4.55%, 03/11/26	200	210,568
5.50%, 03/01/21	75	78,065
6.13%, 06/01/25	240	272,782
6.25%, 02/25/22	150	162,313
6.75%, 03/01/41	100	119,177
7.00%, 10/15/39	115	140,748
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 07/15/21)(b)	75	75,391

Security	Par (000)	Value

Iron & Steel (continued)
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25 (Call 09/01/20)(b)	$85	$87,300
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (Call 01/15/21)(b)	50	51,807
5.75%, 03/01/25 (Call 03/01/20)(d)	88	87,613
5.88%, 06/01/27 (Call 06/01/22)(b)	150	143,107
6.25%, 10/01/40	50	42,545
Commercial Metals Co.
5.38%, 07/15/27 (Call 07/15/22)	50	51,430
5.75%, 04/15/26 (Call 04/15/21)	70	72,094
Evraz PLC
5.25%, 04/02/24(e)	200	213,186
6.75%, 01/31/22(e)	200	216,158
GTL Trade Finance Inc., 7.25%, 04/16/44 (Call 10/16/43)(e)	200	246,880
GTL Trade Finance Inc./Gerdau Holdings Inc., 5.89%, 04/29/24 (Call 01/29/24)(e)	150	165,360
Infrabuild Australia Pty Ltd., 12.00%, 10/01/24 (Call 10/01/21)(b)	50	51,000
Mineral Resources Ltd., 8.13%, 05/01/27 (Call 05/01/22)(b)	175	183,638
Novolipetsk Steel via Steel Funding DAC, 4.00%, 09/21/24(e)	400	416,192
Nucor Corp.
3.95%, 05/01/28 (Call 02/01/28)	250	273,140
4.00%, 08/01/23 (Call 05/01/23)	185	196,229
4.40%, 05/01/48 (Call 11/01/47)	25	28,693
5.20%, 08/01/43 (Call 02/01/43)	75	93,029
6.40%, 12/01/37	35	47,686
Reliance Steel & Aluminum Co., 4.50%, 04/15/23 (Call 01/15/23)	40	42,430
Severstal OAO Via Steel Capital SA, 5.90%, 10/17/22(e)	200	216,704
Steel Dynamics Inc.
4.13%, 09/15/25 (Call 09/15/20)(d)	350	357,780
5.00%, 12/15/26 (Call 12/15/21)	50	53,245
5.25%, 04/15/23 (Call 12/02/19)	135	137,730
5.50%, 10/01/24 (Call 12/02/19)	125	128,707
U.S. Steel Corp.
6.25%, 03/15/26 (Call 03/15/21)	110	92,201
6.65%, 06/01/37(d)	50	37,143
6.88%, 08/15/25 (Call 08/15/20)(d)	100	90,273
Vale Overseas Ltd.
6.25%, 08/10/26(d)	180	209,720
6.88%, 11/21/36	250	317,555
6.88%, 11/10/39	225	288,036
Vale SA, 5.63%, 09/11/42	80	90,728

		6,934,327

Leisure Time — 0.1%
24 Hour Fitness Worldwide Inc., 8.00%, 06/01/22 (Call 12/02/19)(b)(d)	75	54,565
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 09/15/20)(b)	50	35,092
Harley-Davidson Inc.
3.50%, 07/28/25 (Call 04/28/25)	112	116,575
4.63%, 07/28/45 (Call 01/28/45)	50	51,579
King Power Capital Ltd., 5.63%, 11/03/24(e)	400	453,664
LTF Merger Sub Inc., 8.50%, 06/15/23 (Call 12/02/19)(b)	50	51,250
NCL Corp. Ltd., 4.75%, 12/15/21 (Call 12/02/19)(b)(d)	65	65,946
Royal Caribbean Cruises Ltd.
2.65%, 11/28/20	6	6,035

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Leisure Time (continued)
3.70%, 03/15/28 (Call 12/15/27)	$175	$180,957
5.25%, 11/15/22	200	216,826
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 12/02/19)(b)	150	153,792
5.38%, 04/15/23 (Call 12/02/19)(b)	50	51,296
Silversea Cruise Finance Ltd., 7.25%, 02/01/25 (Call 02/01/20)(b)	50	53,197
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 09/15/22)(b)	200	212,778
Vista Outdoor Inc., 5.88%, 10/01/23 (Call 12/02/19)(d)	50	45,834
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(b)	100	104,137

		1,853,523

Lodging — 0.2%
Arrow Bidco LLC, 9.50%, 03/15/24 (Call 03/15/21)(b)(d)	100	97,009
Boyd Gaming Corp.
6.00%, 08/15/26 (Call 08/15/21)	90	95,400
6.38%, 04/01/26 (Call 04/01/21)	100	106,437
6.88%, 05/15/23 (Call 11/15/19)	100	103,672
Choice Hotels International Inc., 5.75%, 07/01/22	107	116,111
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 12/02/19)(b)(d)	100	103,403
10.75%, 09/01/24 (Call 12/02/19)(b)	50	51,924
Gohl Capital Ltd., 4.25%, 01/24/27(e)	600	627,678
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 11/25/19)	100	101,779
4.88%, 01/15/30 (Call 01/15/25)(b)	155	164,715
5.13%, 05/01/26 (Call 05/01/21)	250	263,952
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc., 6.13%, 12/01/24 (Call 12/01/21)	80	85,447
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)	145	149,127
4.88%, 04/01/27 (Call 04/01/22)	100	105,805
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	25	25,857
4.38%, 09/15/28 (Call 06/15/28)	335	364,915
4.85%, 03/15/26 (Call 12/15/25)	50	55,492
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 12/02/19)(b)	50	51,126
10.25%, 11/15/22 (Call 12/02/19)(b)	50	53,082
Las Vegas Sands Corp.
3.20%, 08/08/24 (Call 07/08/24)	100	102,340
3.50%, 08/18/26 (Call 06/18/26)	65	66,313
3.90%, 08/08/29 (Call 05/08/29)	40	41,334
Marriott International Inc./MD
2.30%, 01/15/22 (Call 12/15/21)	20	20,134
3.60%, 04/15/24 (Call 03/15/24)	25	26,360
3.75%, 10/01/25 (Call 07/01/25)	25	26,587
Series AA, 4.65%, 12/01/28 (Call 09/01/28)(d)	65	73,703
Series R, 3.13%, 06/15/26 (Call 03/15/26)	140	143,737
Series X, 4.00%, 04/15/28 (Call 01/15/28)	75	80,836
Marriott Ownership Resorts Inc., 4.75%, 01/15/28 (Call 09/15/22)(b)	60	61,370
Marriott Ownership Resorts Inc./ILG LLC, 6.50%, 09/15/26 (Call 09/15/21)	90	97,401
Melco Resorts Finance Ltd., 5.63%, 07/17/27 (Call 07/17/22)(e)	200	208,630
MGM China Holdings Ltd., 5.88%, 05/15/26 (Call 05/15/22)(b)	200	212,414

Security	Par (000)	Value

Lodging (continued)
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	$100	$104,954
5.50%, 04/15/27 (Call 01/15/27)	125	137,492
5.75%, 06/15/25 (Call 03/15/25)	150	166,302
6.00%, 03/15/23	200	220,892
6.63%, 12/15/21	215	233,170
7.75%, 03/15/22	100	112,000
Sands China Ltd.
4.60%, 08/08/23 (Call 07/08/23)	400	423,448
5.13%, 08/08/25 (Call 06/08/25)	200	220,162
Station Casinos LLC, 5.00%, 10/01/25 (Call 10/01/20)(b)(d)	75	76,127
Studio City Co. Ltd., 7.25%, 11/30/21 (Call 12/02/19)(b)	200	205,020
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 05/15/20)(b)	16	15,838
Wyndham Destinations Inc.
3.90%, 03/01/23 (Call 12/01/22)	43	43,449
4.25%, 03/01/22 (Call 12/01/21)	145	148,293
5.40%, 04/01/24 (Call 02/01/24)	50	53,111
5.75%, 04/01/27 (Call 01/01/27)	175	192,017
6.35%, 10/01/25 (Call 07/01/25)	105	116,377
Wyndham Hotels & Resorts Inc., 5.38%, 04/15/26 (Call 04/15/21)(b)	60	63,445
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(b)	50	51,752
5.25%, 05/15/27 (Call 02/15/27)(b)	175	182,562
5.50%, 03/01/25 (Call 12/01/24)(b)	250	266,310
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 10/01/20)(b)	200	201,544
5.50%, 10/01/27 (Call 10/01/22)(b)	200	205,342

		7,323,697

Machinery — 0.3%
ABB Finance USA Inc.
2.88%, 05/08/22	75	76,784
3.38%, 04/03/23 (Call 03/03/23)	100	104,240
3.80%, 04/03/28 (Call 01/03/28)	125	138,104
4.38%, 05/08/42	55	66,706
Briggs & Stratton Corp., 6.88%, 12/15/20	30	29,716
BWX Technologies Inc., 5.38%, 07/15/26 (Call 07/15/21)(b)	50	52,991
Caterpillar Financial Services Corp.
1.70%, 08/09/21	125	124,702
1.90%, 09/06/22	110	110,020
2.55%, 11/29/22	75	76,465
2.85%, 06/01/22	25	25,602
2.95%, 02/26/22	175	179,340
3.15%, 09/07/21	310	317,403
3.25%, 12/01/24	140	148,105
3.30%, 06/09/24	15	15,786
3.45%, 05/15/23	100	105,138
3.65%, 12/07/23	300	318,780
Caterpillar Inc.
2.60%, 09/19/29 (Call 06/19/29)	20	20,357
3.25%, 09/19/49 (Call 03/19/49)	45	45,906
3.40%, 05/15/24 (Call 02/15/24)	984	1,039,074
3.80%, 08/15/42	254	284,058
3.90%, 05/27/21	70	72,240
4.75%, 05/15/64 (Call 11/15/63)	130	161,867
5.20%, 05/27/41	151	197,294
6.05%, 08/15/36	30	41,169

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 12/15/19)(b)	$75	$71,285
Cloud Crane LLC, 10.13%, 08/01/24 (Call 12/02/19)(b)	100	105,592
CNH Industrial Capital LLC 3.88%, 10/15/21	75	77,138
4.20%, 01/15/24	100	106,626
4.38%, 11/06/20	190	194,026
4.38%, 04/05/22	145	151,858
4.88%, 04/01/21	315	326,110
CNH Industrial NV 3.85%, 11/15/27 (Call 08/15/27)	66	68,753
4.50%, 08/15/23	220	235,083
Cummins Inc. 3.65%, 10/01/23 (Call 07/01/23)	20	21,226
4.88%, 10/01/43 (Call 04/01/43)	60	74,584
Deere & Co. 2.60%, 06/08/22 (Call 03/08/22)	35	35,662
2.88%, 09/07/49 (Call 03/07/49)	105	101,235
3.90%, 06/09/42 (Call 12/09/41)	234	267,661
5.38%, 10/16/29	35	44,028
Dover Corp. 2.95%, 11/04/29 (Call 08/04/29)	35	35,483
3.15%, 11/15/25 (Call 08/15/25)	110	113,803
5.38%, 03/01/41 (Call 12/01/40)	100	124,482
Flowserve Corp., 4.00%, 11/15/23 (Call 08/15/23)	15	15,441
Granite Holdings U.S. Acquisition Co., 11.00%, 10/01/27 (Call 10/01/22)(b)	50	46,333
John Deere Capital Corp. 1.95%, 06/13/22	170	170,495
2.15%, 09/08/22	75	75,659
2.25%, 09/14/26	245	245,500
2.30%, 06/07/21	220	221,663
2.35%, 01/08/21	35	35,209
2.55%, 01/08/21	25	25,192
2.60%, 03/07/24	85	87,004
2.65%, 01/06/22	207	210,544
2.65%, 06/24/24	235	241,533
2.65%, 06/10/26	90	92,589
2.70%, 01/06/23	35	35,848
2.80%, 03/04/21	75	76,000
2.80%, 01/27/23	50	51,382
2.80%, 03/06/23	310	319,064
2.80%, 09/08/27	200	206,630
2.80%, 07/18/29	160	165,371
2.95%, 04/01/22	75	76,939
3.13%, 09/10/21	230	235,334
3.15%, 10/15/21	25	25,627
3.20%, 01/10/22	10	10,285
3.35%, 06/12/24	10	10,579
3.45%, 06/07/23	105	110,332
3.45%, 03/13/25	125	133,825
3.45%, 03/07/29	85	92,333
3.65%, 10/12/23	10	10,639
3.90%, 07/12/21	50	51,699
JPW Industries Holding Corp., 9.00%, 10/01/24 (Call 10/01/20)(b)	50	46,933
Manitowoc Co. Inc. (The), 9.00%, 04/01/26 (Call 04/01/22)(b)	64	61,650
Mueller Water Products Inc., 5.50%, 06/15/26 (Call 06/15/21)(b)	65	68,383

Security	Par (000)	Value

Machinery (continued)
Nvent Finance Sarl 3.95%, 04/15/23 (Call 03/15/23)	$100	$101,406
4.55%, 04/15/28 (Call 01/15/28)	120	124,103
Oshkosh Corp., 4.60%, 05/15/28 (Call 02/15/28)	125	134,456
RBS Global Inc./Rexnord LLC, 4.88%, 12/15/25 (Call 12/15/20)(b)	75	77,402
Rockwell Automation Inc. 2.88%, 03/01/25 (Call 12/01/24)	10	10,355
3.50%, 03/01/29 (Call 12/01/28)	185	201,052
4.20%, 03/01/49 (Call 09/01/48)	60	71,110
Roper Technologies Inc. 2.35%, 09/15/24 (Call 08/15/24)	120	120,799
2.80%, 12/15/21 (Call 11/15/21)	500	507,905
2.95%, 09/15/29 (Call 06/15/29)	105	106,518
3.00%, 12/15/20 (Call 11/15/20)	100	101,031
3.65%, 09/15/23 (Call 08/15/23)	15	15,824
3.80%, 12/15/26 (Call 09/15/26)	25	26,883
3.85%, 12/15/25 (Call 09/15/25)	60	64,960
4.20%, 09/15/28 (Call 06/15/28)	200	221,638
SPX FLOW Inc., 5.88%, 08/15/26 (Call 08/15/21)(b)	100	105,041
Stevens Holding Co. Inc., 6.13%, 10/01/26 (Call 10/01/23)(b)	73	78,438
Tennant Co., 5.63%, 05/01/25 (Call 05/01/20)	50	52,105
Terex Corp., 5.63%, 02/01/25 (Call 02/01/20)(b)	100	100,241
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 04/15/21)(b)	100	93,702
Vertiv Group Corp., 9.25%, 10/15/24 (Call 12/02/19)(b)	135	127,240
Vertiv Intermediate Holding Corp. (13.00% PIK), 12.00%, 02/15/22 (Call 12/02/19)(b)(j)	75	62,043
Wabtec Corp. 3.45%, 11/15/26 (Call 08/15/26)	175	177,243
4.40%, 03/15/24 (Call 02/15/24)	155	165,351
4.95%, 09/15/28 (Call 06/15/28)	160	176,427
Xylem Inc./NY 3.25%, 11/01/26 (Call 08/01/26)	140	145,349
4.38%, 11/01/46 (Call 05/01/46)	35	39,223

		12,370,342

Manufacturing — 0.4%
3M Co. 1.63%, 09/19/21 (Call 08/19/21)	80	79,792
2.00%, 06/26/22	245	246,867
2.00%, 02/14/25 (Call 01/14/25)	50	49,984
2.25%, 03/15/23 (Call 02/15/23)	110	111,312
2.25%, 09/19/26 (Call 06/19/26)	110	110,359
2.38%, 08/26/29 (Call 05/26/29)	60	59,854
2.88%, 10/15/27 (Call 07/15/27)	425	444,125
3.00%, 09/14/21 (Call 08/14/21)	65	66,347
3.13%, 09/19/46 (Call 03/19/46)	125	122,259
3.25%, 02/14/24 (Call 01/14/24)	110	115,698
3.25%, 08/26/49 (Call 02/26/49)	45	44,949
3.38%, 03/01/29 (Call 12/01/28)	100	107,838
3.63%, 09/14/28 (Call 06/14/28)	125	137,795
3.63%, 10/15/47 (Call 04/15/47)	190	200,767
3.88%, 06/15/44	125	135,435
4.00%, 09/14/48 (Call 03/14/48)	100	113,720
5.70%, 03/15/37	60	80,147
Amsted Industries Inc. 5.38%, 09/15/24 (Call 12/02/19)(b)	24	24,582
5.63%, 07/01/27 (Call 07/01/22)(b)	100	105,920

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
Carlisle Companies Inc. 3.50%, 12/01/24 (Call 10/01/24)	$45	$46,886
3.75%, 11/15/22 (Call 08/15/22)	75	77,261
Eaton Corp. 2.75%, 11/02/22	285	291,082
3.10%, 09/15/27 (Call 06/15/27)	50	52,268
4.00%, 11/02/32	105	120,159
4.15%, 11/02/42	200	223,914
EnPro Industries Inc., 5.75%, 10/15/26 (Call 10/15/21)	75	79,487
Foxtrot Escrow Issuer LLC/Foxtrot Escrow Corp., 12.25%, 11/15/26 (Call 11/15/22)(b)	65	65,337
FXI Holdings Inc., 7.88%, 11/01/24 (Call 11/01/20)(b)	80	71,198
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22 (Call 11/15/19)(b)	86	85,889
General Electric Co. 2.70%, 10/09/22	750	754,785
3.10%, 01/09/23	185	188,282
3.15%, 09/07/22	243	247,602
3.38%, 03/11/24	75	77,441
3.45%, 05/15/24 (Call 02/13/24)	111	114,578
4.13%, 10/09/42	25	25,620
4.63%, 01/07/21	50	51,297
4.65%, 10/17/21	1,777	1,853,535
5.88%, 01/14/38	605	726,127
6.15%, 08/07/37	120	147,271
6.88%, 01/10/39	350	463,295
Series A, 6.75%, 03/15/32	312	397,685
Hexcel Corp., 4.70%, 08/15/25 (Call 05/15/25)	5	5,395
Hillenbrand Inc., 4.50%, 09/15/26 (Call 07/15/26)	35	35,878
Illinois Tool Works Inc. 2.65%, 11/15/26 (Call 08/15/26)	155	160,552
3.50%, 03/01/24 (Call 12/01/23)	21	22,267
3.90%, 09/01/42 (Call 03/01/42)	329	382,314
4.88%, 09/15/41 (Call 03/15/41)	30	38,643
Ingersoll-Rand Global Holding Co. Ltd. 2.90%, 02/21/21	100	100,962
3.75%, 08/21/28 (Call 05/21/28)	198	211,022
4.25%, 06/15/23	100	106,743
5.75%, 06/15/43	70	89,635
Ingersoll-Rand Luxembourg Finance SA 3.50%, 03/21/26 (Call 01/21/26)	250	261,712
3.55%, 11/01/24 (Call 08/01/24)	60	62,980
3.80%, 03/21/29 (Call 12/21/28)	175	187,085
4.50%, 03/21/49 (Call 09/21/48)	25	28,501
4.65%, 11/01/44 (Call 05/01/44)	75	85,447
Koppers Inc., 6.00%, 02/15/25 (Call 02/15/20)(b)	104	103,981
LSB Industries Inc., 9.63%, 05/01/23 (Call 05/01/20)(b)(d)	50	53,255
Parker-Hannifin Corp. 2.70%, 06/14/24 (Call 05/14/24)	100	101,982
3.25%, 03/01/27 (Call 12/01/26)	235	246,715
3.25%, 06/14/29 (Call 03/14/29)	50	52,472
3.50%, 09/15/22	5	5,191
4.00%, 06/14/49 (Call 12/14/48)	110	119,846
4.10%, 03/01/47 (Call 09/01/46)	10	10,985
4.20%, 11/21/34 (Call 05/21/34)	75	84,796
4.45%, 11/21/44 (Call 05/21/44)	80	91,411
Pentair Finance Sarl, 4.50%, 07/01/29 (Call 04/01/29)	150	156,906
Siemens Financieringsmaatschappij NV 2.35%, 10/15/26(b)	250	250,595
2.90%, 05/27/22(b)	250	256,092

Security	Par (000)	Value

Manufacturing (continued)
3.25%, 05/27/25(b)	$250	$264,472
3.30%, 09/15/46(b)	700	717,486
4.20%, 03/16/47(b)	260	307,341
6.13%, 08/17/26(b)	150	184,116
Sunny Optical Technology Group Co. Ltd., 3.75%, 01/23/23(e)	210	214,374
Techniplas LLC, 10.00%, 05/01/20 (Call 12/02/19)(b)	15	12,435
Textron Inc. 3.38%, 03/01/28 (Call 12/01/27)	50	51,627
3.65%, 03/15/27 (Call 12/15/26)	427	446,535
3.90%, 09/17/29 (Call 06/17/29)	25	26,843
4.00%, 03/15/26 (Call 12/15/25)	100	106,773
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)	200	205,274

		14,369,388

Media — 1.2%
Altice Financing SA 6.63%, 02/15/23 (Call 12/02/19)(b)	400	410,732
7.50%, 05/15/26 (Call 05/15/21)(b)	400	425,760
Altice Luxembourg SA 7.63%, 02/15/25 (Call 02/15/20)(b)	400	413,172
10.50%, 05/15/27 (Call 05/15/22)(b)	200	225,934
AMC Networks Inc. 4.75%, 12/15/22 (Call 12/02/19)	75	75,586
4.75%, 08/01/25 (Call 08/01/21)	155	156,844
5.00%, 04/01/24 (Call 04/01/20)	75	76,490
Block Communications Inc., 6.88%, 02/15/25 (Call 02/15/20)(b)	46	48,141
Cablevision Systems Corp., 5.88%, 09/15/22(d)	49	52,849
CBS Corp. 2.50%, 02/15/23 (Call 01/15/23)	262	263,496
2.90%, 06/01/23 (Call 05/01/23)	250	254,857
2.90%, 01/15/27 (Call 10/15/26)	350	349,384
3.38%, 03/01/22 (Call 12/01/21)	250	256,120
3.38%, 02/15/28 (Call 11/15/27)	104	106,487
3.50%, 01/15/25 (Call 10/15/24)	175	182,488
3.70%, 06/01/28 (Call 03/01/28)	225	235,066
4.00%, 01/15/26 (Call 10/15/25)	155	166,047
4.20%, 06/01/29 (Call 03/01/29)	200	217,168
4.85%, 07/01/42 (Call 01/01/42)	198	219,576
4.90%, 08/15/44 (Call 02/15/44)	195	219,597
7.88%, 07/30/30	50	70,246
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/23 (Call 11/15/19)(b)	75	76,283
4.75%, 03/01/30 (Call 09/01/24)(b)	280	285,552
5.00%, 02/01/28 (Call 08/01/22)(b)	350	366,128
5.13%, 02/15/23 (Call 12/02/19)	205	208,635
5.13%, 05/01/23 (Call 12/02/19)(b)	125	128,013
5.13%, 05/01/27 (Call 05/01/22)(b)	475	500,450
5.25%, 09/30/22 (Call 12/02/19)	150	151,875
5.38%, 05/01/25 (Call 05/01/20)(b)	100	103,938
5.38%, 06/01/29 (Call 06/01/24)(b)	200	213,470
5.50%, 05/01/26 (Call 05/01/21)(b)(d)	165	173,821
5.75%, 09/01/23 (Call 12/02/19)	100	102,000
5.75%, 01/15/24 (Call 12/02/19)	19	19,458
5.75%, 02/15/26 (Call 02/15/21)(b)	400	423,072
5.88%, 04/01/24 (Call 12/02/19)(b)	275	286,690
5.88%, 05/01/27 (Call 05/01/21)(b)	190	201,774
Cengage Learning Inc., 9.50%, 06/15/24 (Call 12/02/19)(b)(d)	75	67,174

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital 3.75%, 02/15/28 (Call 11/15/27)	$81	$83,455
4.20%, 03/15/28 (Call 12/15/27)	314	332,966
4.46%, 07/23/22 (Call 05/23/22)	220	231,242
4.80%, 03/01/50 (Call 09/01/49)	400	410,112
4.91%, 07/23/25 (Call 04/23/25)	1,050	1,157,688
5.05%, 03/30/29 (Call 12/30/28)	50	56,324
5.13%, 07/01/49 (Call 01/01/49)	170	181,038
5.38%, 04/01/38 (Call 10/01/37)	110	122,518
5.38%, 05/01/47 (Call 11/01/46)	230	251,710
5.75%, 04/01/48 (Call 10/01/47)	410	470,044
6.38%, 10/23/35 (Call 04/23/35)	325	399,129
6.48%, 10/23/45 (Call 04/23/45)	430	527,885
6.83%, 10/23/55 (Call 04/23/55)	150	190,095
Clear Channel Worldwide Holdings Inc. 5.13%, 08/15/27 (Call 08/15/22)(b)	150	156,362
9.25%, 02/15/24 (Call 02/15/21)(b)(d)	315	346,739
Comcast Cable Communications Holdings Inc., 9.46%,11/15/22	50	61,028
Comcast Corp. 1.63%, 01/15/22 (Call 12/15/21)	50	49,956
2.35%, 01/15/27 (Call 10/15/26)	505	506,106
2.65%, 02/01/30 (Call 11/01/29)	200	202,290
2.75%, 03/01/23 (Call 02/01/23)	200	205,214
2.85%, 01/15/23	125	128,631
3.00%, 02/01/24 (Call 01/01/24)	175	181,834
3.13%, 07/15/22	53	54,926
3.15%, 03/01/26 (Call 12/01/25)	125	131,670
3.15%, 02/15/28 (Call 11/15/27)	169	177,788
3.20%, 07/15/36 (Call 01/15/36)	35	35,553
3.25%, 11/01/39 (Call 05/01/39)	100	101,823
3.30%, 02/01/27 (Call 11/01/26)	232	246,198
3.38%, 02/15/25 (Call 11/15/24)	150	159,222
3.38%, 08/15/25 (Call 05/15/25)	275	293,081
3.40%, 07/15/46 (Call 01/15/46)	670	683,273
3.45%, 10/01/21	55	56,718
3.45%, 02/01/50 (Call 08/01/49)	100	102,569
3.55%, 05/01/28 (Call 02/01/28)	205	221,517
3.60%, 03/01/24	178	189,579
3.70%, 04/15/24 (Call 03/15/24)	295	315,803
3.90%, 03/01/38 (Call 09/01/37)	115	126,705
3.95%, 10/15/25 (Call 08/15/25)	545	598,181
3.97%, 11/01/47 (Call 05/01/47)	204	224,320
4.00%, 08/15/47 (Call 02/15/47)	175	193,494
4.00%, 03/01/48 (Call 09/01/47)	75	83,281
4.00%, 11/01/49 (Call 05/01/49)	370	411,433
4.05%, 11/01/52 (Call 05/01/52)	55	61,520
4.15%, 10/15/28 (Call 07/15/28)	520	587,033
4.20%, 08/15/34 (Call 02/15/34)	215	247,710
4.25%, 10/15/30 (Call 07/15/30)	325	374,926
4.25%, 01/15/33	370	427,261
4.40%, 08/15/35 (Call 02/15/35)	250	290,037
4.50%, 01/15/43	220	258,003
4.60%, 10/15/38 (Call 04/15/38)	290	345,613
4.60%, 08/15/45 (Call 02/15/45)	185	222,179
4.65%, 07/15/42	80	95,602
4.70%, 10/15/48 (Call 04/15/48)	450	554,481
4.75%, 03/01/44	175	212,751
4.95%, 10/15/58 (Call 04/15/58)	435	561,546

Security	Par (000)	Value

Media (continued)
6.40%, 05/15/38	$35	$49,633
6.45%, 03/15/37	76	107,169
6.50%, 11/15/35	240	334,253
6.95%, 08/15/37	90	132,706
Cox Communications Inc. 2.95%, 06/30/23 (Call 03/30/23)(b)	110	112,719
3.15%, 08/15/24 (Call 06/15/24)(b)	150	155,052
3.25%, 12/15/22(b)	250	257,827
3.35%, 09/15/26 (Call 06/15/26)(b)	165	171,811
3.50%, 08/15/27 (Call 05/15/27)(b)	175	184,721
3.85%, 02/01/25 (Call 11/01/24)(b)	125	132,576
4.60%, 08/15/47 (Call 02/15/47)(b)	250	273,255
4.70%, 12/15/42(b)	300	322,473
8.38%, 03/01/39(b)	25	36,999
CSC Holdings LLC 5.25%, 06/01/24	139	149,992
5.38%, 07/15/23 (Call 11/12/19)(b)	200	205,334
5.38%, 02/01/28 (Call 02/01/23)(b)	200	211,850
5.50%, 05/15/26 (Call 05/15/21)(b)	200	211,222
5.50%, 04/15/27 (Call 04/15/22)(b)	200	212,178
5.75%, 01/15/30 (Call 01/15/25)(b)	400	420,116
6.50%, 02/01/29 (Call 02/01/24)(b)	200	223,744
6.63%, 10/15/25 (Call 10/15/20)(b)	200	213,068
6.75%, 11/15/21	150	161,650
7.50%, 04/01/28 (Call 04/01/23)(b)	200	225,708
10.88%, 10/15/25 (Call 10/15/20)(b)	250	282,115
Cumulus Media New Holdings Inc., 6.75%, 07/01/26 (Call 07/01/22)(b)	45	47,702
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.38%, 08/15/26 (Call 08/15/22)(b)	400	418,240
6.63%, 08/15/27 (Call 08/15/22)(b)(d)	260	268,083
Discovery Communications LLC 2.95%, 03/20/23 (Call 02/20/23)	50	50,922
3.30%, 05/15/22	150	153,972
3.90%, 11/15/24 (Call 08/15/24)	30	31,778
3.95%, 06/15/25 (Call 05/15/25)	35	37,045
3.95%, 03/20/28 (Call 12/20/27)	458	482,732
4.13%, 05/15/29 (Call 02/15/29)	200	213,378
4.88%, 04/01/43	210	219,150
4.90%, 03/11/26 (Call 12/11/25)	150	167,508
4.95%, 05/15/42	35	36,978
5.00%, 09/20/37 (Call 03/20/37)	189	205,371
5.20%, 09/20/47 (Call 03/20/47)	124	136,823
5.30%, 05/15/49 (Call 11/15/48)	250	279,570
6.35%, 06/01/40	100	122,414
DISH DBS Corp. 5.00%, 03/15/23	264	265,888
5.88%, 07/15/22	350	365,802
5.88%, 11/15/24	300	300,555
6.75%, 06/01/21	300	315,078
7.75%, 07/01/26(d)	275	277,827
Entercom Media Corp. 6.50%, 05/01/27 (Call 05/01/22)(b)	40	42,004
7.25%, 11/01/24 (Call 12/02/19)(b)(d)	100	104,501
EW Scripps Co. (The), 5.13%, 05/15/25 (Call 05/15/20)(b)	50	50,867
Fox Corp. 4.03%, 01/25/24 (Call 12/25/23)(b)	330	352,493
4.71%, 01/25/29 (Call 10/25/28)(b)	200	227,692
5.48%, 01/25/39 (Call 07/25/38)(b)	350	429,996
5.58%, 01/25/49 (Call 07/25/48)(b)	140	177,059

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
GCI LLC, 6.88%, 04/15/25 (Call 04/15/20)	$50	$52,599
Gray Television Inc. 5.13%, 10/15/24 (Call 11/12/19)(b)	75	77,613
5.88%, 07/15/26 (Call 07/15/21)(b)	125	131,288
7.00%, 05/15/27 (Call 05/15/22)(b)	110	120,375
Grupo Televisa SAB 5.00%, 05/13/45 (Call 11/13/44)	285	304,611
6.63%, 03/18/25	310	364,944
6.63%, 01/15/40	25	31,378
iHeartCommunications Inc. 5.25%, 08/15/27 (Call 08/15/22)(b)	105	108,429
6.38%, 05/01/26 (Call 05/01/22)	110	118,338
8.38%, 05/01/27 (Call 05/01/22)	225	241,369
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (Call 10/15/22)(b)	95	97,391
Lee Enterprises Inc., 9.50%, 03/15/22 (Call 12/02/19)(b)	69	68,578
Liberty Interactive LLC 8.25%, 02/01/30	125	127,486
8.50%, 07/15/29	39	40,278
McClatchy Co. (The), 9.00%, 07/15/26 (Call 07/15/22)(d)	89	84,372
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 05/15/24 (Call 12/02/19)(b)	50	41,746
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)	175	181,372
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (Call 08/15/22)(b)	25	26,197
NBCUniversal Media LLC 2.88%, 01/15/23	250	257,645
4.38%, 04/01/21	335	346,752
4.45%, 01/15/43	175	202,352
5.95%, 04/01/41	160	220,334
Nexstar Broadcasting Inc. 5.63%, 08/01/24 (Call 11/12/19)(b)(d)	80	83,464
5.63%, 07/15/27 (Call 07/15/22)(b)	175	184,814
5.88%, 11/15/22 (Call 11/12/19)	150	152,763
6.13%, 02/15/22 (Call 11/12/19)(b)	53	53,771
Quebecor Media Inc., 5.75%, 01/15/23	125	135,295
Radiate Holdco LLC/Radiate Finance Inc. 6.63%, 02/15/25 (Call 02/15/20)(b)	40	40,592
6.88%, 02/15/23 (Call 02/15/20)(b)	45	45,904
Salem Media Group Inc., 6.75%, 06/01/24 (Call 06/01/20)(b)(d)	39	33,616
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 07/15/22)(b)	100	102,630
Sinclair Television Group Inc. 5.13%, 02/15/27 (Call 08/15/21)(b)	175	177,242
5.63%, 08/01/24 (Call 11/15/19)(b)	75	77,363
5.88%, 03/15/26 (Call 03/15/21)(b)	50	52,515
6.13%, 10/01/22 (Call 11/15/19)	75	75,952
Sirius XM Radio Inc. 3.88%, 08/01/22 (Call 08/01/20)(b)	135	137,924
4.63%, 05/15/23 (Call 12/02/19)(b)	65	66,119
4.63%, 07/15/24 (Call 07/15/21)(b)	240	250,884
5.00%, 08/01/27 (Call 08/01/22)(b)	195	204,736
5.38%, 04/15/25 (Call 04/15/20)(b)	125	130,130
5.38%, 07/15/26 (Call 07/15/21)(b)	150	158,218
5.50%, 07/01/29 (Call 07/01/24)(b)	205	221,935
Sky Ltd., 3.75%, 09/16/24(b)	350	376,915
TEGNA Inc. 5.00%, 09/15/29 (Call 09/15/24)(b)	165	167,350
5.50%, 09/15/24 (Call 12/02/19)(b)	110	113,337

Security	Par (000)	Value

Media (continued)
6.38%, 10/15/23 (Call 12/02/19)	$125	$128,915
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 12/01/22)(b)	200	212,028
Thomson Reuters Corp. 3.35%, 05/15/26 (Call 02/15/26)	95	98,244
4.30%, 11/23/23 (Call 08/23/23)	180	192,517
5.65%, 11/23/43 (Call 05/23/43)	125	149,578
5.85%, 04/15/40	82	98,131
Time Warner Cable LLC 4.00%, 09/01/21 (Call 06/01/21)	75	76,894
4.50%, 09/15/42 (Call 03/15/42)	208	207,624
5.50%, 09/01/41 (Call 03/01/41)	210	228,976
5.88%, 11/15/40 (Call 05/15/40)	121	138,072
6.55%, 05/01/37	215	260,976
6.75%, 06/15/39	235	288,270
7.30%, 07/01/38	133	170,030
Time Warner Entertainment Co. LP 8.38%, 03/15/23	215	255,586
8.38%, 07/15/33	136	189,704
TWDC Enterprises 18 Corp. 1.85%, 07/30/26	145	143,279
2.35%, 12/01/22	25	25,402
2.75%, 08/16/21	50	50,872
2.95%, 06/15/27(d)	55	58,219
3.00%, 02/13/26	60	63,481
3.00%, 07/30/46	95	94,459
3.15%, 09/17/25	940	1,002,096
3.75%, 06/01/21	75	77,386
4.13%, 06/01/44	425	508,317
4.38%, 08/16/41	50	60,100
Series B, 7.00%, 03/01/32	25	36,930
Series E, 4.13%, 12/01/41	100	117,525
Univision Communications Inc. 5.13%, 05/15/23 (Call 12/02/19)(b)	175	176,083
5.13%, 02/15/25 (Call 02/15/20)(b)	264	258,139
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(b)	200	204,652
UPCB Finance IV Ltd., 5.38%, 01/15/25 (Call 01/15/20)(b)	200	206,220
Urban One Inc., 7.38%, 04/15/22 (Call 12/02/19)(b)	25	24,125
Viacom Inc. 3.88%, 04/01/24 (Call 01/01/24)	40	42,059
4.25%, 09/01/23 (Call 06/01/23)	50	53,142
4.38%, 03/15/43	175	180,687
5.25%, 04/01/44 (Call 10/01/43)	310	351,534
5.85%, 09/01/43 (Call 03/01/43)	152	186,486
5.88%, 02/28/57 (Call 02/28/22)(a)	100	103,960
6.25%, 02/28/57 (Call 02/28/27)(a)	100	108,750
6.88%, 04/30/36	324	427,829
Videotron Ltd. 5.00%, 07/15/22	105	111,168
5.13%, 04/15/27 (Call 04/15/22)(b)	135	142,428
5.38%, 06/15/24 (Call 03/15/24)(b)	100	108,745
Virgin Media Finance PLC, 6.00%, 10/15/24 (Call 11/12/19)(b)	200	206,236
Virgin Media Secured Finance PLC, 5.50%, 05/15/29 (Call 05/15/24)(b)	200	212,502
VTR Finance BV, 6.88%, 01/15/24 (Call 11/12/19)(e)	200	205,120
Walt Disney Co. (The) 1.65%, 09/01/22	50	49,931
1.75%, 08/30/24 (Call 07/30/24)	260	258,198
2.00%, 09/01/29 (Call 06/01/29)	225	219,548

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
2.75%, 09/01/49 (Call 03/01/49)	$260	$246,873
3.00%, 09/15/22(b)	100	103,346
3.38%, 11/15/26 (Call 08/15/26)(b)	130	139,880
3.70%, 09/15/24 (Call 06/15/24)(b)	25	26,877
3.70%, 10/15/25 (Call 07/15/25)(b)	200	217,294
4.50%, 02/15/21(b)	115	118,874
4.75%, 09/15/44 (Call 03/15/44)(b)	125	159,645
4.75%, 11/15/46 (Call 05/15/46)(b)	100	129,151
4.95%, 10/15/45 (Call 04/15/45)(b)	75	99,504
5.40%, 10/01/43(b)	75	103,218
6.20%, 12/15/34(b)	200	284,540
6.55%, 03/15/33(b)	90	128,534
6.65%, 11/15/37(b)	40	59,818
Ziggo Bond Co. BV, 6.00%, 01/15/27 (Call 01/15/22)(b)	150	157,626
Ziggo BV, 5.50%, 01/15/27 (Call 01/15/22)(b)	300	315,933

		50,553,316

Metal Fabricate & Hardware — 0.0%
Advanced Drainage Systems Inc., 5.00%, 09/30/27 (Call 09/30/22)(b)	70	71,579
Grinding Media Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (Call 12/15/19)(b)	125	120,767
Hillman Group Inc. (The), 6.38%, 07/15/22 (Call 12/02/19)(b)	45	41,676
Park-Ohio Industries Inc., 6.63%, 04/15/27 (Call 04/15/22)	130	124,713
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	150	152,493
3.25%, 06/15/25 (Call 03/15/25)	210	222,193
4.38%, 06/15/45 (Call 12/15/44)	50	59,444
Timken Co. (The), 4.50%, 12/15/28 (Call 09/15/28)	100	107,149
Valmont Industries Inc., 5.25%, 10/01/54 (Call 04/01/54)	50	51,111

		951,125

Mining — 0.5%
Alcoa Nederland Holding BV 6.75%, 09/30/24 (Call 12/02/19)(b)	240	252,766
7.00%, 09/30/26 (Call 09/30/21)(b)	200	217,150
Aleris International Inc., 10.75%, 07/15/23 (Call 07/15/20)(b)(d)	50	52,479
ALROSA Finance SA, 7.75%, 11/03/20(e)	200	210,512
Anglo American Capital PLC 4.13%, 09/27/22(b)	200	208,186
4.50%, 03/15/28 (Call 12/15/27)(b)	300	319,293
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22	250	263,257
Barminco Finance Pty Ltd., 6.63%, 05/15/22 (Call 12/02/19)(b)	100	103,033
Barrick Gold Corp. 3.85%, 04/01/22	50	51,801
5.25%, 04/01/42	125	151,714
6.45%, 10/15/35	25	31,988
Barrick North America Finance LLC 5.70%, 05/30/41	205	257,673
5.75%, 05/01/43	194	253,965
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	10	12,825
BHP Billiton Finance USA Ltd. 2.88%, 02/24/22	171	174,786
4.13%, 02/24/42	5	5,758
5.00%, 09/30/43	556	722,611
6.42%, 03/01/26	100	122,556
Century Aluminum Co., 7.50%, 06/01/21 (Call 12/02/19)(b)	50	48,478
Chinalco Capital Holdings Ltd., 4.00%, 08/25/21(e)	200	201,662

Security	Par (000)	Value

Mining (continued)
Coeur Mining Inc., 5.88%, 06/01/24 (Call 06/01/20)	$50	$48,778
Constellium SE, 5.88%, 02/15/26 (Call 11/15/20)(b)	250	260,322
Corp. Nacional del Cobre de Chile 3.63%, 08/01/27 (Call 05/01/27)(e)	200	210,524
4.38%, (Call 08/05/48)(e)	200	221,500
4.50%, 08/13/23(d)(e)	100	107,497
4.50%, 09/16/25(e)	400	437,980
4.50%, 08/01/47 (Call 02/01/47)(e)	450	506,529
4.88%, 11/04/44(e)	200	235,294
5.63%, 10/18/43(e)	400	515,260
Eldorado Gold Corp., 9.50%, 06/01/24 (Call 12/01/21)(b)(d)	79	85,323
First Quantum Minerals Ltd. 6.50%, 03/01/24 (Call 09/01/20)(e)	200	196,000
7.50%, 04/01/25 (Call 04/01/20)(e)	600	600,606
FMG Resources August 2006 Pty Ltd. 4.50%, 09/15/27 (Call 06/15/27)(b)	85	83,953
4.75%, 05/15/22 (Call 02/15/22)(b)	150	154,621
5.13%, 03/15/23 (Call 12/15/22)(b)	65	67,819
5.13%, 05/15/24 (Call 02/15/24)(b)	125	131,250
Freeport-McMoRan Inc. 3.55%, 03/01/22 (Call 12/01/21)	273	275,263
3.88%, 03/15/23 (Call 12/15/22)	280	284,855
4.55%, 11/14/24 (Call 08/14/24)	75	77,969
5.00%, 09/01/27 (Call 09/01/22)(d)	85	86,806
5.25%, 09/01/29 (Call 09/01/24)	85	86,576
5.40%, 11/14/34 (Call 05/14/34)	200	195,212
5.45%, 03/15/43 (Call 09/15/42)	245	227,823
Fresnillo PLC, 5.50%, 11/13/23(d)(e)	200	218,964
Glencore Finance Canada Ltd. 4.25%, 10/25/22(b)	315	329,616
4.95%, 11/15/21(b)	100	104,828
5.55%, 10/25/42(b)	50	54,052
Glencore Funding LLC 3.00%, 10/27/22 (Call 09/27/22)(b)	160	161,891
3.88%, 10/27/27 (Call 07/27/27)(b)	150	154,797
4.00%, 04/16/25(b)	100	104,502
4.00%, 03/27/27 (Call 12/27/26)(b)	50	51,735
4.13%, 05/30/23(b)	350	366,051
4.13%, 03/12/24 (Call 02/12/24)(b)	310	325,689
4.63%, 04/29/24(b)	390	418,111
4.88%, 03/12/29 (Call 12/12/28)(b)	125	135,915
Hecla Mining Co., 6.88%, 05/01/21 (Call 12/02/19)	75	73,733
Hudbay Minerals Inc. 7.25%, 01/15/23 (Call 11/07/19)(b)	50	51,630
7.63%, 01/15/25 (Call 01/15/20)(b)	130	132,437
IAMGOLD Corp., 7.00%, 04/15/25 (Call 04/15/20)(b)	166	172,009
Indonesia Asahan Aluminium Persero PT 5.23%, 11/15/21(e)	200	209,928
5.71%, 11/15/23(e)	200	220,266
6.53%, 11/15/28(e)	400	485,712
Joseph T Ryerson & Son Inc., 11.00%, 05/15/22 (Call 12/02/19)(b)(d)	75	79,301
JW Aluminum Continuous Cast Co., 10.25%, 06/01/26 (Call 06/01/21)(b)	25	26,183
Kinross Gold Corp. 4.50%, 07/15/27 (Call 04/15/27)	155	163,939
5.13%, 09/01/21 (Call 06/01/21)	15	15,567
5.95%, 03/15/24 (Call 12/15/23)	150	166,332
Minmetals Bounteous Finance BVI Ltd., 4.20%, 07/27/26(e)	400	426,156

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
MMC Norilsk Nickel OJSC via MMC Finance DAC 3.85%, 04/08/22(e)	$250	$254,650
4.10%, 04/11/23(e)	250	257,730
Mountain Province Diamonds Inc., 8.00%, 12/15/22 (Call 12/15/19)(b)	75	73,051
New Gold Inc. 6.25%, 11/15/22 (Call 11/07/19)(b)	75	75,034
6.38%, 05/15/25 (Call 05/15/20)(b)	75	71,348
Newcastle Coal Infrastructure Group Pty Ltd., 4.40%, 09/29/27 (Call 06/29/27)(b)	95	95,316
Newmont Goldcorp Corp. 2.80%, 10/01/29 (Call 07/01/29)	85	84,255
3.50%, 03/15/22 (Call 12/15/21)	307	316,182
3.70%, 03/15/23 (Call 12/15/22)	490	510,889
4.88%, 03/15/42 (Call 09/15/41)	180	211,709
5.88%, 04/01/35	10	12,853
6.25%, 10/01/39	228	305,030
Northwest Acquisitions ULC/Dominion Finco Inc., 7.13%, 11/01/22 (Call 11/12/19)(b)	125	62,504
Novelis Corp. 5.88%, 09/30/26 (Call 09/30/21)(b)(d)	250	262,865
6.25%, 08/15/24 (Call 12/02/19)(b)	200	209,798
Polyus Finance PLC, 5.25%, 02/07/23(e)	200	212,068
Rio Tinto Alcan Inc., 5.75%, 06/01/35	50	64,340
Rio Tinto Finance USA Ltd. 3.75%, 06/15/25 (Call 03/15/25)	670	723,848
5.20%, 11/02/40	280	363,068
7.13%, 07/15/28	90	122,196
Rio Tinto Finance USA PLC, 4.13%, 08/21/42 (Call 02/21/42)	130	150,257
Southern Copper Corp. 3.50%, 11/08/22	30	30,866
3.88%, 04/23/25	90	94,252
5.25%, 11/08/42	255	286,186
5.88%, 04/23/45	160	194,046
6.75%, 04/16/40	115	149,337
7.50%, 07/27/35	50	66,981
Teck Resources Ltd. 5.20%, 03/01/42 (Call 09/01/41)	50	49,696
5.40%, 02/01/43 (Call 08/01/42)	50	50,952
6.00%, 08/15/40 (Call 02/15/40)	265	286,820
6.13%, 10/01/35	150	169,398
6.25%, 07/15/41 (Call 01/15/41)	270	299,190
Vedanta Resources Finance II PLC, 8.00%, 04/23/23(e)	200	202,040
Vedanta Resources Ltd. 6.13%, 08/09/24 (Call 08/09/21)(e)	200	183,766
6.38%, 07/30/22(e)	200	198,042
7.13%, 05/31/23(e)	200	198,338

		20,308,498

Office & Business Equipment — 0.0%
CDW LLC/CDW Finance Corp. 4.25%, 04/01/28 (Call 10/01/22)	70	72,549
5.00%, 09/01/25 (Call 03/01/20)	105	109,706
5.50%, 12/01/24 (Call 06/01/24)	100	111,316
Pitney Bowes Inc. 4.13%, 10/01/21 (Call 09/01/21)	75	75,472
4.38%, 05/15/22 (Call 04/15/22)	75	75,010
4.63%, 03/15/24 (Call 12/15/23)	70	65,847
5.20%, 04/01/23 (Call 03/01/23)	100	98,820

Security	Par (000)	Value

Office & Business Equipment (continued)
Xerox Corp. 3.80%, 05/15/24	$25	$24,857
4.07%, 03/17/22	25	25,474
4.13%, 03/15/23 (Call 02/15/23)	86	87,709
4.50%, 05/15/21	200	205,052
4.80%, 03/01/35	25	21,292
6.75%, 12/15/39	120	120,994

		1,094,098

Office Furnishings — 0.0%
Steelcase Inc., 5.13%, 01/18/29 (Call 10/18/28)	145	164,213

Oil & Gas — 2.5%
Aker BP ASA, 4.75%, 06/15/24 (Call 06/15/21)(b)	150	156,012
Antero Resources Corp. 5.00%, 03/01/25 (Call 03/01/20)(d)	100	66,025
5.13%, 12/01/22 (Call 12/02/19)	184	138,072
5.38%, 11/01/21 (Call 12/02/19)	100	89,290
5.63%, 06/01/23 (Call 12/02/19)(d)	125	89,100
Apache Corp. 3.25%, 04/15/22 (Call 01/15/22)	110	111,536
4.25%, 01/15/30 (Call 10/15/29)	205	200,619
4.25%, 01/15/44 (Call 07/15/43)	95	81,284
4.38%, 10/15/28 (Call 07/15/28)	35	34,718
4.75%, 04/15/43 (Call 10/15/42)	258	235,342
5.10%, 09/01/40 (Call 03/01/40)	405	386,382
5.35%, 07/01/49 (Call 01/01/49)	110	106,913
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.00%, 11/01/26 (Call 11/01/21)(b)	100	76,475
10.00%, 04/01/22 (Call 04/01/20)(b)	141	134,374
Baytex Energy Corp. 5.13%, 06/01/21 (Call 12/02/19)(b)	50	49,016
5.63%, 06/01/24 (Call 12/02/19)(b)	50	44,508
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 02/15/21)(b)	60	54,773
BG Energy Capital PLC, 4.00%, 10/15/21(b)	200	207,244
BP Capital Markets America Inc. 2.11%, 09/16/21 (Call 08/16/21)	377	378,470
2.52%, 09/19/22 (Call 08/19/22)	50	50,822
2.75%, 05/10/23	150	153,703
3.02%, 01/16/27 (Call 10/16/26)	150	155,728
3.12%, 05/04/26 (Call 02/04/26)	75	78,549
3.22%, 11/28/23 (Call 09/28/23)	50	52,115
3.22%, 04/14/24 (Call 02/14/24)	400	417,480
3.25%, 05/06/22	140	144,507
3.41%, 02/11/26 (Call 12/11/25)	200	212,318
3.59%, 04/14/27 (Call 01/14/27)	325	348,471
3.79%, 02/06/24 (Call 01/06/24)	25	26,680
3.80%, 09/21/25 (Call 07/21/25)	100	108,314
3.94%, 09/21/28 (Call 06/21/28)	125	138,722
4.23%, 11/06/28 (Call 08/06/28)	75	84,820
4.74%, 03/11/21	50	51,975
BP Capital Markets PLC 2.50%, 11/06/22	90	91,461
3.06%, 03/17/22	160	164,258
3.28%, 09/19/27 (Call 06/19/27)	425	448,715
3.51%, 03/17/25	350	373,572
3.54%, 11/04/24	150	159,820
3.56%, 11/01/21	150	154,860
3.72%, 11/28/28 (Call 08/28/28)	150	163,516
3.81%, 02/10/24	25	26,710

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27(e)	$200	$212,216
Brazos Valley Longhorn LLC/Brazos Valley Longhorn
Finance Corp., 6.88%, 02/01/25 (Call 02/01/20)	170	133,761
Bruin E&P Partners LLC, 8.88%, 08/01/23
(Call 08/01/20)(b)	100	66,255
Burlington Resources LLC, 5.95%, 10/15/36	25	33,767
California Resources Corp., 8.00%, 12/15/22
(Call 12/02/19)(b)	311	96,410
Callon Petroleum Co. 6.13%, 10/01/24 (Call 12/02/19)	100	95,225
6.38%, 07/01/26 (Call 07/01/21)	50	46,594
Calumet Specialty Products Partners LP/Calumet Finance Corp. 7.63%, 01/15/22 (Call 12/02/19)(d)	75	73,505
7.75%, 04/15/23 (Call 12/02/19)(d)	50	47,646
11.00%, 04/15/25 (Call 10/15/21)(b)(d)	90	90,611
Canadian Natural Resources Ltd. 2.95%, 01/15/23 (Call 12/15/22)	265	270,337
3.45%, 11/15/21 (Call 08/15/21)	105	107,637
3.85%, 06/01/27 (Call 03/01/27)	145	153,409
3.90%, 02/01/25 (Call 11/01/24)	65	69,196
4.95%, 06/01/47 (Call 12/01/46)	140	164,333
6.25%, 03/15/38	165	209,326
6.75%, 02/01/39	285	379,990
7.20%, 01/15/32	185	249,548
Carrizo Oil & Gas Inc. 6.25%, 04/15/23 (Call 12/02/19)(d)	100	93,957
8.25%, 07/15/25 (Call 07/15/20)(d)	42	40,818
Cenovus Energy Inc. 3.00%, 08/15/22 (Call 05/15/22)	175	176,841
3.80%, 09/15/23 (Call 06/15/23)	250	258,740
4.25%, 04/15/27 (Call 01/15/27)	100	105,003
5.40%, 06/15/47 (Call 12/15/46)	35	39,285
6.75%, 11/15/39	410	505,276
Centennial Resource Production LLC 5.38%, 01/15/26 (Call 01/15/21)(b)	50	46,962
6.88%, 04/01/27 (Call 04/01/22)(b)	100	96,888
Chaparral Energy Inc., 8.75%, 07/15/23
(Call 07/15/20)(b)(d)	50	21,103
Chesapeake Energy Corp. 7.00%, 10/01/24 (Call 04/01/21)	130	88,198
7.50%, 10/01/26 (Call 10/01/21)	60	37,108
8.00%, 03/15/26 (Call 03/15/22)(b)	129	81,916
Chevron Corp. 2.10%, 05/16/21 (Call 04/15/21)	225	226,057
2.36%, 12/05/22 (Call 09/05/22)	550	558,195
2.42%, 11/17/20 (Call 10/17/20)	125	125,734
2.50%, 03/03/22 (Call 02/03/22)	175	177,726
2.57%, 05/16/23 (Call 03/16/23)	25	25,593
2.90%, 03/03/24 (Call 01/03/24)	210	218,738
2.95%, 05/16/26 (Call 02/16/26)	370	389,469
3.19%, 06/24/23 (Call 03/24/23)	50	52,198
3.33%, 11/17/25 (Call 08/17/25)	175	188,288
Cimarex Energy Co. 3.90%, 05/15/27 (Call 02/15/27)	400	407,028
4.38%, 03/15/29 (Call 12/15/28)	45	46,945
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23(e)	600	644,670
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	400	407,156
CNOOC Finance 2015 Australia Pty Ltd., 4.20%, 05/05/45	200	228,390

Security	Par (000)	Value

Oil & Gas (continued)
CNOOC Finance 2015 USA LLC 3.50%, 05/05/25	$400	$418,608
4.38%, 05/02/28	200	222,734
CNOOC Nexen Finance 2014 ULC 4.25%, 04/30/24	200	214,384
4.88%, 04/30/44	200	250,152
CNPC General Capital Ltd., 3.95%, 04/19/22(b)	200	207,328
CNX Resources Corp. 5.88%, 04/15/22 (Call 12/02/19)	128	125,096
7.25%, 03/14/27 (Call 03/14/22)(b)	75	60,354
Comstock Resources Inc., 9.75%, 08/15/26
(Call 08/15/21)	150	119,668
Concho Resources Inc. 3.75%, 10/01/27 (Call 07/01/27)	195	202,675
4.30%, 08/15/28 (Call 05/15/28)	50	53,946
4.38%, 01/15/25 (Call 01/15/20)	220	227,751
4.85%, 08/15/48 (Call 02/15/48)	120	135,318
4.88%, 10/01/47 (Call 04/01/47)	127	143,770
ConocoPhillips 5.90%, 10/15/32	80	105,638
5.90%, 05/15/38	79	107,501
6.50%, 02/01/39	445	651,124
ConocoPhillips Co. 4.30%, 11/15/44 (Call 05/15/44)	270	316,335
4.95%, 03/15/26 (Call 12/15/25)	280	322,367
5.95%, 03/15/46 (Call 09/15/45)	75	109,022
ConocoPhillips Holding Co., 6.95%, 04/15/29	548	746,036
Continental Resources Inc./OK 3.80%, 06/01/24 (Call 03/01/24)	350	358,074
4.38%, 01/15/28 (Call 10/15/27)	110	113,445
4.50%, 04/15/23 (Call 01/15/23)	125	129,930
4.90%, 06/01/44 (Call 12/01/43)	125	123,560
5.00%, 09/15/22 (Call 12/02/19)	265	267,056
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25 (Call 05/15/20)(b)	90	67,956
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 10/15/20)(b)	175	171,272
CVR Refining LLC/Coffeyville Finance Inc., 6.50%, 11/01/22 (Call 12/02/19)	50	50,663
Denbury Resources Inc. 7.75%, 02/15/24 (Call 08/15/20)(b)	94	69,072
9.00%, 05/15/21 (Call 12/02/19)(b)	125	110,311
9.25%, 03/31/22 (Call 12/02/19)(b)	52	43,109
Devon Energy Corp. 4.75%, 05/15/42 (Call 11/15/41)	213	234,615
5.00%, 06/15/45 (Call 12/15/44)	89	101,822
5.60%, 07/15/41 (Call 01/15/41)	128	152,131
5.85%, 12/15/25 (Call 09/15/25)(d)	225	267,669
Diamond Offshore Drilling Inc. 4.88%, 11/01/43 (Call 05/01/43)	160	79,518
5.70%, 10/15/39	50	26,610
7.88%, 08/15/25 (Call 05/15/25)	80	63,837
Diamondback Energy Inc. 4.75%, 11/01/24 (Call 12/02/19)	175	180,598
5.38%, 05/31/25 (Call 05/31/20)	35	36,583
Dolphin Energy Ltd. LLC, 5.50%, 12/15/21(b)	200	212,542
Ecopetrol SA 4.13%, 01/16/25	350	367,850
5.38%, 06/26/26 (Call 03/26/26)	460	516,134
5.88%, 09/18/23	550	611,633

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
5.88%, 05/28/45	$620	$716,559
7.38%, 09/18/43	300	398,415
Empresa Nacional del Petroleo 3.75%, 08/05/26(e)	600	611,760
4.50%, 09/14/47 (Call 03/14/47)(e)	250	264,010
Encana Corp. 3.90%, 11/15/21 (Call 08/15/21)	200	205,158
6.50%, 08/15/34	195	231,133
6.63%, 08/15/37	125	149,892
7.20%, 11/01/31	100	123,534
8.13%, 09/15/30	40	51,725
Endeavor Energy Resources LP/EER Finance Inc. 5.50%, 01/30/26 (Call 01/30/21)(b)	100	103,273
5.75%, 01/30/28 (Call 01/30/23)(b)	50	52,674
Energen Corp., 4.63%, 09/01/21 (Call 06/01/21)	75	76,178
Eni SpA 5.70%, 10/01/40(b)	100	121,757
Series X-R, 4.00%, 09/12/23(b)	225	237,881
Series X-R, 4.75%, 09/12/28(b)	200	226,218
Ensign Drilling Inc., 9.25%, 04/15/24 (Call 04/15/21)(b)	125	108,395
EOG Resources Inc. 3.15%, 04/01/25 (Call 01/01/25)	50	52,523
3.90%, 04/01/35 (Call 10/01/34)	160	177,448
4.10%, 02/01/21	125	128,391
4.15%, 01/15/26 (Call 10/15/25)	75	82,941
EQT Corp. 3.00%, 10/01/22 (Call 09/01/22)	135	128,843
3.90%, 10/01/27 (Call 07/01/27)(d)	190	169,132
4.88%, 11/15/21	145	148,347
Equinor ASA 2.45%, 01/17/23	517	526,079
2.65%, 01/15/24	385	396,277
2.75%, 11/10/21	200	203,732
3.15%, 01/23/22	475	488,590
3.25%, 11/10/24	187	197,655
3.63%, 09/10/28 (Call 06/10/28)	194	215,852
3.70%, 03/01/24	425	454,937
3.95%, 05/15/43	130	150,090
4.25%, 11/23/41	75	88,759
4.80%, 11/08/43	165	212,112
5.10%, 08/17/40	134	174,288
Extraction Oil & Gas Inc. 5.63%, 02/01/26 (Call 02/01/21)(b)	125	53,193
7.38%, 05/15/24 (Call 05/15/20)(b)	50	21,378
Exxon Mobil Corp. 1.90%, 08/16/22	55	55,323
2.02%, 08/16/24 (Call 07/16/24)	100	100,781
2.22%, 03/01/21 (Call 02/01/21)	1,020	1,026,681
2.28%, 08/16/26 (Call 06/16/26)	100	101,163
2.40%, 03/06/22 (Call 01/06/22)	225	228,289
2.44%, 08/16/29 (Call 05/16/29)	100	100,909
2.71%, 03/06/25 (Call 12/06/24)	575	596,999
2.73%, 03/01/23 (Call 01/01/23)	175	180,022
3.00%, 08/16/39 (Call 02/16/39)	105	106,673
3.04%, 03/01/26 (Call 12/01/25)	300	316,857
3.10%, 08/16/49 (Call 02/16/49)	150	152,730
3.57%, 03/06/45 (Call 09/06/44)	150	163,825
4.11%, 03/01/46 (Call 09/01/45)	255	303,799
Gazprom OAO Via Gaz Capital SA 4.95%, 07/19/22(e)	200	211,602

Security	Par (000)	Value

Oil & Gas (continued)
6.00%, 01/23/21(e)	$200	$208,644
6.51%, 03/07/22(e)	115	124,949
7.29%, 08/16/37(e)	400	541,044
8.63%, 04/28/34(e)	100	143,355
Global Marine Inc., 7.00%, 06/01/28(d)	50	43,055
Great Western Petroleum LLC/Great Western Finance
Corp., 9.00%, 09/30/21 (Call 12/02/19)(b)	45	36,781
Gulfport Energy Corp. 6.00%, 10/15/24 (Call 12/02/19)	100	64,257
6.38%, 05/15/25 (Call 05/15/20)	110	66,377
6.38%, 01/15/26 (Call 01/15/21)	100	59,929
6.63%, 05/01/23 (Call 12/02/19)(d)	50	37,407
Harvest Operations Corp., 4.20%, 06/01/23
(Call 05/01/23)(e)	200	213,258
Hess Corp. 3.50%, 07/15/24 (Call 04/15/24)	65	66,449
4.30%, 04/01/27 (Call 01/01/27)	75	78,824
5.60%, 02/15/41	258	287,962
5.80%, 04/01/47 (Call 10/01/46)	60	69,359
6.00%, 01/15/40	50	56,681
7.13%, 03/15/33	50	62,186
7.30%, 08/15/31	125	156,826
7.88%, 10/01/29	35	44,030
HighPoint Operating Corp. 7.00%, 10/15/22 (Call 12/02/19)	50	45,427
8.75%, 06/15/25 (Call 06/15/20)(d)	25	22,156
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24 (Call 12/02/19)(b)	75	67,122
5.75%, 10/01/25 (Call 04/01/20)(b)	50	44,587
6.25%, 11/01/28 (Call 11/01/23)(b)	120	106,406
HollyFrontier Corp., 5.88%, 04/01/26 (Call 01/01/26)	240	269,047
Husky Energy Inc. 4.00%, 04/15/24 (Call 01/15/24)	50	52,540
4.40%, 04/15/29 (Call 01/15/29)	200	211,324
Indian Oil Corp. Ltd., 4.75%, 01/16/24(e)	400	426,640
Indigo Natural Resources LLC, 6.88%, 02/15/26
(Call 02/15/21)(b)(d)	110	100,517
Ithaca Energy North Sea PLC, 9.38%, 07/15/24
(Call 07/15/21)(b)	200	203,294
Jagged Peak Energy LLC, 5.88%, 05/01/26
(Call 05/01/21)	70	70,968
Jonah Energy LLC/Jonah Energy Finance Corp., 7.25%, 10/15/25 (Call 10/15/20)(b)(d)	75	22,459
KazMunayGas National Co. JSC 3.88%, 04/19/22(e)	600	615,918
5.38%, 04/24/30(e)	200	230,558
5.75%, 04/19/47(e)	200	233,888
6.38%, 10/24/48(e)	200	251,744
Korea National Oil Corp., 4.00%, 01/23/24(e)	200	214,132
Laredo Petroleum Inc. 5.63%, 01/15/22 (Call 12/02/19)	75	72,164
6.25%, 03/15/23 (Call 12/02/19)(d)	75	68,365
Lonestar Resources America Inc., 11.25%, 01/01/23
(Call 01/01/21)(b)	25	17,494
Lukoil International Finance BV 4.56%, 04/24/23(e)	400	422,344
4.75%, 11/02/26(e)	400	438,228
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas
Finance Corp., 6.00%, 08/01/26 (Call 08/01/21)(b)	50	49,969

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Marathon Oil Corp. 2.80%, 11/01/22 (Call 08/01/22)	$202	$204,573
3.85%, 06/01/25 (Call 03/01/25)	25	26,268
4.40%, 07/15/27 (Call 04/15/27)	125	134,260
5.20%, 06/01/45 (Call 12/01/44)	130	145,341
6.60%, 10/01/37	95	116,465
6.80%, 03/15/32	120	150,060
Marathon Petroleum Corp. 3.40%, 12/15/20 (Call 11/15/20)	55	55,763
3.63%, 09/15/24 (Call 06/15/24)	520	548,621
3.80%, 04/01/28 (Call 01/01/28)	100	105,401
4.50%, 04/01/48 (Call 10/01/47)	60	64,364
4.75%, 12/15/23 (Call 10/15/23)	60	65,247
4.75%, 09/15/44 (Call 03/15/44)	155	170,185
5.13%, 03/01/21	135	140,526
5.13%, 12/15/26 (Call 09/15/26)	90	102,893
5.38%, 10/01/22 (Call 12/02/19)	600	607,188
5.85%, 12/15/45 (Call 06/15/45)	100	112,937
6.50%, 03/01/41 (Call 09/01/40)	109	140,006
Matador Resources Co., 5.88%, 09/15/ 26 (Call 09/15/21)	105	100,815
MEG Energy Corp. 6.38%, 01/30/23 (Call 12/02/19)(b)	100	94,341
6.50%, 01/15/25 (Call 01/15/20)(b)	75	77,983
7.00%, 03/31/24 (Call 12/02/19)(b)	175	165,009
Montage Resources Corp., 8.88%, 07/15/23 (Call 12/02/19)	90	68,824
Moss Creek Resources Holdings Inc. 7.50%, 01/15/26 (Call 01/15/21)(b)	775	534,045
10.50%, 05/15/27 (Call 05/15/22)(b)	70	54,406
Motiva Enterprises LLC, 6.85%, 01/15/40(b)	110	134,714
Murphy Oil Corp. 4.20%, 12/01/22 (Call 09/01/22)	75	76,562
5.63%, 12/01/42 (Call 06/01/42)	100	85,329
5.75%, 08/15/25 (Call 08/15/20)	100	101,494
6.88%, 08/15/24 (Call 12/02/19)	50	52,769
7.05%, 05/01/29	100	106,934
Nabors Industries Inc. 4.63%, 09/15/21	100	92,749
5.10%, 09/15/23 (Call 06/15/23)	75	57,312
5.50%, 01/15/23 (Call 11/15/22)(d)	100	84,152
5.75%, 02/01/25 (Call 11/01/24)	100	74,419
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 05/15/21)(b)	200	198,000
Newfield Exploration Co. 5.38%, 01/01/26 (Call 10/01/25)	125	135,091
5.63%, 07/01/24	225	246,580
5.75%, 01/30/22	75	79,958
Nexen Inc. 5.88%, 03/10/35	85	110,527
6.40%, 05/15/37	500	699,335
7.50%, 07/30/39	210	334,431
7.88%, 03/15/32	30	44,239
Noble Energy Inc. 3.85%, 01/15/28 (Call 10/15/27)	135	140,536
3.90%, 11/15/24 (Call 08/15/24)	150	157,891
4.95%, 08/15/47 (Call 02/15/47)	85	90,952
5.05%, 11/15/44 (Call 05/15/44)	60	63,515
5.25%, 11/15/43 (Call 05/15/43)	175	189,024
6.00%, 03/01/41 (Call 09/01/40)	191	221,539

Security	Par (000)	Value

Oil & Gas (continued)
Noble Holding International Ltd. 5.25%, 03/15/42	$75	$28,187
6.05%, 03/01/41	75	28,925
6.20%, 08/01/40	125	47,621
7.75%, 01/15/24 (Call 10/15/23)	55	33,390
7.88%, 02/01/26 (Call 02/01/21)(b)	100	68,957
7.95%, 04/01/25 (Call 01/01/25)(d)	75	42,530
8.95%, 04/01/45 (Call 10/01/44)(d)	50	22,104
Nostrum Oil & Gas Finance BV, 8.00%, 07/25/22 (Call 11/11/19)(e)	200	108,598
Oasis Petroleum Inc. 6.25%, 05/01/26 (Call 05/01/21)(b)(d)	140	95,971
6.88%, 03/15/22 (Call 12/02/19)	119	104,315
6.88%, 01/15/23 (Call 12/02/19)	75	64,884
Occidental Petroleum Corp. 2.70%, 08/15/22	80	80,897
2.70%, 02/15/23 (Call 11/15/22)	435	438,519
2.90%, 08/15/24 (Call 07/15/24)	575	581,210
3.13%, 02/15/22 (Call 11/15/21)	125	127,079
3.20%, 08/15/26 (Call 06/15/26)	170	171,945
3.40%, 04/15/26 (Call 01/15/26)	375	382,140
3.50%, 08/15/29 (Call 05/15/29)	50	50,659
4.10%, 02/15/47 (Call 08/15/46)	15	14,373
4.20%, 03/15/48 (Call 09/15/47)	65	63,307
4.30%, 08/15/39 (Call 02/15/39)	60	61,019
4.40%, 04/15/46 (Call 10/15/45)	510	508,909
4.50%, 07/15/44 (Call 01/15/44)	225	229,615
4.63%, 06/15/45 (Call 12/15/44)	80	81,677
4.85%, 03/15/21 (Call 02/15/21)	215	222,286
5.55%, 03/15/26 (Call 12/15/25)	135	153,206
6.20%, 03/15/40	125	150,735
6.45%, 09/15/36	325	398,983
6.60%, 03/15/46 (Call 09/15/45)	120	153,161
6.95%, 07/01/24	225	265,306
7.50%, 05/01/31	203	265,954
7.88%, 09/15/31	110	148,181
Series 1, 4.10%, 02/01/21 (Call 11/01/20)	225	229,176
Oil and Gas Holding Co. BSCC (The) 7.63%, 11/07/24(e)	200	227,340
8.38%, 11/07/28(e)	200	235,078
Oil India International Pte Ltd., 4.00%, 04/21/27(e)	200	208,474
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26(e)	800	829,808
Pacific Drilling SA, 8.38%, 10/01/23 (Call 10/01/20)(b)	110	87,820
Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/25 (Call 12/15/20)(b)	25	24,917
Parkland Fuel Corp. 5.88%, 07/15/27 (Call 07/15/22)(b)	65	68,934
6.00%, 04/01/26 (Call 04/01/21)(b)	50	52,897
Parsley Energy LLC/Parsley Finance Corp. 5.25%, 08/15/25 (Call 08/15/20)(b)	100	102,501
5.38%, 01/15/25 (Call 01/15/20)(b)	75	77,140
5.63%, 10/15/27 (Call 10/15/22)(b)	100	103,496
6.25%, 06/01/24 (Call 12/02/19)(b)	125	130,140
PBF Holding Co. LLC/PBF Finance Corp. 7.00%, 11/15/23 (Call 12/02/19)	75	77,571
7.25%, 06/15/25 (Call 06/15/20)	100	104,953
PDC Energy Inc. 5.75%, 05/15/26 (Call 05/15/21)	80	73,894
6.13%, 09/15/24 (Call 12/02/19)	75	72,776

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Pertamina Persero PT 4.70%, 07/30/49(e)	$100	$104,791
4.88%, 05/03/22(e)	200	211,368
5.25%, 05/23/21(e)	200	208,632
6.00%, 05/03/42(e)	200	240,968
6.45%, 05/30/44(e)	400	513,176
6.50%, 05/27/41(e)	200	253,408
6.50%, 11/07/48(e)	400	523,916
Petrobras Global Finance BV 4.38%, 05/20/23	345	360,145
5.30%, 01/27/25	353	385,476
5.38%, 01/27/21	80	82,798
5.75%, 02/01/29	350	389,179
6.00%, 01/27/28	1,000	1,124,610
6.25%, 03/17/24	400	448,528
6.85%, 06/05/2115	250	288,267
6.88%, 01/20/40	158	184,626
6.90%, 03/19/49	400	465,612
7.25%, 03/17/44	200	242,758
7.38%, 01/17/27	779	943,673
8.75%, 05/23/26	853	1,094,459
Petroleos del Peru SA 4.75%, 06/19/32(e)	400	432,328
5.63%, 06/19/47(e)	400	465,072
Petroleos Mexicanos 3.50%, 01/30/23	190	191,577
4.25%, 01/15/25	15	14,967
4.50%, 01/23/26	190	187,627
4.63%, 09/21/23	350	365,746
4.88%, 01/18/24	490	513,363
5.35%, 02/12/28	100	98,688
5.38%, 03/13/22	280	294,717
5.50%, 01/21/21	299	308,771
5.50%, 06/27/44	200	179,448
5.63%, 01/23/46	700	632,016
5.79%, 03/11/22, (3 mo. LIBOR US + 3.650%)(g)	350	365,106
6.35%, 02/12/48	400	382,264
6.38%, 02/04/21	339	353,845
6.38%, 01/23/45	250	243,382
6.49%, 01/23/27 (Call 11/23/26)(b)	400	426,856
6.50%, 03/13/27	970	1,028,501
6.50%, 01/23/29	200	208,460
6.50%, 06/02/41	885	875,017
6.63%, 06/15/35	280	285,569
6.63%, 06/15/38	350	345,660
6.75%, 09/21/47	280	278,922
6.84%, 01/23/30 (Call 10/23/29)(b)	855	912,294
6.88%, 08/04/26	400	437,808
7.69%, 01/23/50 (Call 07/23/49)(b)	755	819,839
Petroliam Nasional Bhd, 7.63%, 10/15/26(e)	115	151,981
Petronas Capital Ltd. 3.50%, 03/18/25(e)	600	633,672
4.50%, 03/18/45(e)	300	368,427
Phillips 66 3.90%, 03/15/28 (Call 12/15/27)	90	97,417
4.30%, 04/01/22	300	316,680
4.65%, 11/15/34 (Call 05/15/34)	204	238,966
4.88%, 11/15/44 (Call 05/15/44)	551	662,566
5.88%, 05/01/42	35	46,704

Security	Par (000)	Value

Oil & Gas (continued)
Pioneer Natural Resources Co. 3.45%, 01/15/21 (Call 12/15/20)	$25	$25,381
3.95%, 07/15/22 (Call 04/15/22)	100	104,044
4.45%, 01/15/26 (Call 10/15/25)	100	109,944
Precision Drilling Corp. 5.25%, 11/15/24 (Call 11/15/19)	50	42,129
7.13%, 01/15/26 (Call 11/15/20)(b)	75	64,867
7.75%, 12/15/23 (Call 12/15/19)	50	46,757
Puma International Financing SA 5.00%, 01/24/26 (Call 01/24/21)(b)	450	430,047
5.13%, 10/06/24 (Call 10/06/20)(b)	400	392,196
QEP Resources Inc. 5.25%, 05/01/23 (Call 02/01/23)	75	71,429
5.38%, 10/01/22 (Call 07/01/22)	75	74,244
5.63%, 03/01/26 (Call 12/01/25)	75	67,426
6.88%, 03/01/21	50	50,186
Range Resources Corp. 4.88%, 05/15/25 (Call 02/15/25)(d)	100	80,251
5.00%, 08/15/22 (Call 05/15/22)	100	92,629
5.00%, 03/15/23 (Call 12/15/22)(d)	125	108,064
5.75%, 06/01/21 (Call 03/01/21)	50	49,702
5.88%, 07/01/22 (Call 04/01/22)	67	63,704
Reliance Holdings USA Inc., 5.40%, 02/14/22(e)	500	531,295
Reliance Industries Ltd., 4.88%, 02/10/45(e)	250	302,317
Rowan Companies Inc. 4.88%, 06/01/22 (Call 03/01/22)	100	67,000
5.40%, 12/01/42 (Call 06/01/42)(d)	100	40,364
5.85%, 01/15/44 (Call 07/15/43)(d)	75	32,395
7.38%, 06/15/25 (Call 03/15/25)	75	42,712
Saudi Arabian Oil Co. 2.75%, 04/16/22(e)	741	750,107
2.88%, 04/16/24(e)	400	405,908
3.50%, 04/16/29(e)	400	414,212
4.25%, 04/16/39(e)	400	429,360
Seven Generations Energy Ltd. 5.38%, 09/30/25 (Call 09/30/20)(b)	115	112,435
6.75%, 05/01/23 (Call 12/02/19)(b)	50	50,783
6.88%, 06/30/23 (Call 12/02/19)(b)	100	101,853
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25 (Call 02/15/21)(e)	105	88,272
Shell International Finance BV 1.75%, 09/12/21	295	294,475
1.88%, 05/10/21	125	125,132
2.25%, 11/10/20	145	145,618
2.25%, 01/06/23	135	136,444
2.38%, 08/21/22	50	50,776
2.50%, 09/12/26	125	127,701
2.88%, 05/10/26	150	156,741
3.25%, 05/11/25	375	398,299
3.40%, 08/12/23	142	149,703
3.50%, 11/13/23 (Call 10/13/23)	100	105,847
3.63%, 08/21/42	325	350,795
3.75%, 09/12/46	210	234,070
3.88%, 11/13/28 (Call 08/13/28)	280	315,613
4.00%, 05/10/46	175	201,726
4.13%, 05/11/35	65	75,004
4.38%, 05/11/45	621	753,292
4.55%, 08/12/43	125	154,296
5.50%, 03/25/40	183	247,884
6.38%, 12/15/38	250	363,972

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Sinopec Capital 2013 Ltd., 3.13%, 04/24/23(e)	$200	$204,406
Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/22(b)	200	207,336
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23(e)	200	214,480
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24(e)	400	431,632
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25(e)	200	206,524
Sinopec Group Overseas Development 2016 Ltd. 2.00%, 09/29/21(e)	200	198,738
2.75%, 09/29/26(e)	200	200,172
3.50%, 05/03/26(e)	200	209,304
Sinopec Group Overseas Development 2017 Ltd. 2.50%, 09/13/22(e)	250	250,690
3.00%, 04/12/22(e)	564	572,020
3.63%, 04/12/27(e)	200	210,702
4.25%, 04/12/47(e)	200	231,302
Sinopec Group Overseas Development 2018 Ltd. 3.75%, 09/12/23(e)	200	209,630
4.25%, 09/12/28(e)	400	443,536
4.60%, 09/12/48(e)	200	245,082
SM Energy Co. 5.00%, 01/15/24 (Call 12/02/19)	75	66,121
5.63%, 06/01/25 (Call 06/01/20)	75	63,645
6.13%, 11/15/22 (Call 12/02/19)	175	168,261
6.63%, 01/15/27 (Call 01/15/22)(d)	55	46,602
6.75%, 09/15/26 (Call 09/15/21)	75	64,394
Southwestern Energy Co. 4.10%, 03/15/22 (Call 12/15/21)	75	72,750
6.20%, 01/23/25 (Call 10/23/24)	200	175,032
7.50%, 04/01/26 (Call 04/01/21)	75	65,890
7.75%, 10/01/27 (Call 10/01/22)(d)	50	43,019
SRC Energy Inc., 6.25%, 12/01/25 (Call 12/01/20)(d)	125	116,884
Suncor Energy Inc. 3.60%, 12/01/24 (Call 09/01/24)	150	158,551
4.00%, 11/15/47 (Call 05/15/47)	85	91,560
5.95%, 12/01/34	125	163,750
6.50%, 06/15/38	95	130,648
6.80%, 05/15/38	275	387,703
6.85%, 06/01/39	135	191,356
Sunoco LP/Sunoco Finance Corp. 4.88%, 01/15/23 (Call 01/15/20)	25	25,658
5.50%, 02/15/26 (Call 02/15/21)	100	103,515
5.88%, 03/15/28 (Call 03/15/23)	75	78,857
6.00%, 04/15/27 (Call 04/15/22)	80	85,027
Tosco Corp., 8.13%, 02/15/30	50	72,554
Total Capital International SA 2.22%, 07/12/21 (Call 06/12/21)	100	100,649
2.43%, 01/10/25 (Call 10/10/24)	210	213,530
2.70%, 01/25/23	50	51,262
2.75%, 06/19/21	100	101,486
2.83%, 01/10/30 (Call 10/10/29)	170	175,960
2.88%, 02/17/22	225	230,299
3.46%, 02/19/29 (Call 11/19/28)	250	272,365
3.46%, 07/12/49 (Call 01/12/49)	300	317,919
3.70%, 01/15/24	15	16,049
3.75%, 04/10/24	155	166,592
Total Capital SA, 3.88%, 10/11/28	300	337,032

Security	Par (000)	Value

Oil & Gas (continued)
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(b)	$71	$71,304
Transocean Inc. 6.80%, 03/15/38	150	92,262
7.25%, 11/01/25 (Call 11/01/21)(b)	100	88,056
7.50%, 01/15/26 (Call 01/15/21)(b)	100	89,028
7.50%, 04/15/31	125	83,711
8.38%, 12/15/21	150	152,278
9.00%, 07/15/23 (Call 07/15/20)(b)	150	152,358
9.35%, 12/15/41	75	52,343
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(b)	9	8,932
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(b)	55	55,521
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 05/16/21)(b)	25	24,788
Tullow Oil PLC, 6.25%, 04/15/22 (Call 11/12/19)(b)	200	201,736
Ultra Resources Inc. 6.88%, 04/15/22 (Call 11/15/19)(b)	25	1,529
7.13%, 04/15/25 (Call 04/15/20)(b)	50	5,002
Unit Corp., 6.63%, 05/15/21 (Call 12/02/19)(d)	120	79,200
Valaris PLC 5.75%, 10/01/44 (Call 04/01/44)	200	80,860
7.75%, 02/01/26 (Call 11/01/25)(d)	150	78,812
8.00%, 01/31/24 (Call 10/31/23)(d)	37	23,304
Valero Energy Corp. 3.40%, 09/15/26 (Call 06/15/26)	420	436,582
3.65%, 03/15/25	25	26,404
4.00%, 04/01/29 (Call 01/01/29)	200	213,794
4.35%, 06/01/28 (Call 03/01/28)	100	108,962
4.90%, 03/15/45	235	266,015
6.63%, 06/15/37	155	202,055
7.50%, 04/15/32	142	192,651
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/23 (Call 10/15/20)(b)(d)	75	28,732
9.75%, 04/15/23 (Call 10/15/20)(b)	50	19,373
Viper Energy Partners LP, 5.38%, 11/01/27 (Call 11/01/22)(b)	85	86,215
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/01/20)(b)	85	79,722
Whiting Petroleum Corp. 5.75%, 03/15/21 (Call 12/15/20)	189	177,641
6.25%, 04/01/23 (Call 01/01/23)(d)	75	54,251
6.63%, 01/15/26 (Call 10/15/25)	130	80,464
Woodside Finance Ltd. 3.65%, 03/05/25 (Call 12/05/24)(b)	155	160,692
3.70%, 09/15/26 (Call 06/15/26)(b)	140	145,429
4.50%, 03/04/29 (Call 12/04/28)(b)	321	351,245
WPX Energy Inc. 5.25%, 09/15/24 (Call 06/15/24)	125	126,309
5.25%, 10/15/27 (Call 10/15/22)	95	92,347
5.75%, 06/01/26 (Call 06/01/21)	65	65,541
8.25%, 08/01/23 (Call 06/01/23)	45	50,252
YPF SA 6.95%, 07/21/27(e)	98	73,427
8.50%, 03/23/21(e)	200	182,440
8.50%, 07/28/25(e)	201	159,586
8.75%, 04/04/24(e)	200	166,912

		100,748,277

Oil & Gas Services — 0.1%
Apergy Corp., 6.38%, 05/01/26 (Call 05/01/21)	40	39,294

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas Services (continued)
Archrock Partners LP/Archrock Partners Finance Corp. 6.00%, 10/01/22 (Call 12/02/19)	$50	$50,512
6.88%, 04/01/27 (Call 04/01/22)(b)	75	77,550
Baker Hughes a GE Co. LLC, 5.13%, 09/15/40	115	131,496
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc. 2.77%, 12/15/22 (Call 11/15/22)	35	35,625
3.34%, 12/15/27 (Call 09/15/27)	175	180,152
4.08%, 12/15/47 (Call 06/15/47)	110	110,302
Basic Energy Services Inc., 10.75%, 10/15/23 (Call 10/15/20)(b)	50	35,078
Calfrac Holdings LP, 8.50%, 06/15/26 (Call 06/15/21)(b)	85	36,559
COSL Singapore Capital Ltd., 4.50%, 07/30/25(e)	200	215,780
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 04/01/21)(b)	65	63,121
Exterran Energy Solutions LP/EES Finance Corp., 8.13%, 05/01/25 (Call 05/01/20)	50	49,594
Forum Energy Technologies Inc., 6.25%, 10/01/21 (Call 12/02/19)	75	60,720
FTS International Inc., 6.25%, 05/01/22 (Call 12/02/19)	50	35,748
Halliburton Co. 3.50%, 08/01/23 (Call 05/01/23)	325	338,182
3.80%, 11/15/25 (Call 08/15/25)	339	357,787
4.75%, 08/01/43 (Call 02/01/43)	129	138,101
4.85%, 11/15/35 (Call 05/15/35)	110	122,269
5.00%, 11/15/45 (Call 05/15/45)	545	601,048
6.70%, 09/15/38	125	164,141
7.45%, 09/15/39	25	35,551
Hi-Crush Inc., 9.50%, 08/01/26 (Call 08/01/21)(b)	90	43,628
KCA Deutag UK Finance PLC, 9.88%, 04/01/22 (Call 04/01/20)(b)(d)	200	125,626
KLX Energy Services Holdings Inc., 11.50%, 11/01/25 (Call 11/01/21)(b)	25	21,814
McDermott Technology Americas Inc./McDermott Technology U.S. Inc., 10.63%, 05/01/24 (Call 05/01/21)(b)(d)	220	41,017
National Oilwell Varco Inc. 2.60%, 12/01/22 (Call 09/01/22)	461	464,992
3.95%, 12/01/42 (Call 06/01/42)	65	60,549
Nine Energy Service Inc., 8.75%, 11/01/23 (Call 11/01/20)(b)	45	33,899
Oceaneering International Inc. 4.65%, 11/15/24 (Call 08/15/24)	50	46,650
6.00%, 02/01/28 (Call 11/01/27)	100	93,000
Patterson-UTI Energy Inc., 3.95%, 02/01/28 (Call 11/01/27)	145	141,856
Schlumberger Finance Canada Ltd. 2.20%, 11/20/20(b)	500	501,925
2.65%, 11/20/22 (Call 10/20/22)(b)	260	264,867
Schlumberger Holdings Corp. 3.75%, 05/01/24 (Call 04/01/24)(b)	70	73,987
3.90%, 05/17/28 (Call 02/17/28)(b)	371	391,353
4.00%, 12/21/25 (Call 09/21/25)(b)	12	12,825
4.30%, 05/01/29 (Call 02/01/29)(b)	100	109,133
Schlumberger Investment SA 3.30%, 09/14/21 (Call 06/14/21)(b)	125	127,722
3.65%, 12/01/23 (Call 09/01/23)	23	24,325
SESI LLC 7.13%, 12/15/21 (Call 12/02/19)	100	75,857
7.75%, 09/15/24 (Call 09/15/20)	100	56,607

Security	Par (000)	Value

Oil & Gas Services (continued)
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 10/15/20)(b)	$87	$90,622
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/20)(b)	94	94,330
USA Compression Partners LP/USA Compression Finance Corp. 6.88%, 04/01/26 (Call 04/01/21)	90	90,340
6.88%, 09/01/27 (Call 09/01/22)(b)	85	85,580

		5,951,114

Packaging & Containers — 0.2%
Amcor Finance USA Inc., 4.50%, 05/15/28 (Call 02/15/28)(b)	100	109,410
ARD Finance SA (7.88% PIK), 7.13%, 09/15/23 (Call 11/11/19)(j)	200	207,712
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 4.63%, 05/15/23 (Call 12/02/19)(b)	200	204,558
5.25%, 08/15/27 (Call 08/15/22)(b)	200	204,534
6.00%, 02/15/25 (Call 02/15/20)(b)	200	210,098
Ball Corp. 4.00%, 11/15/23(d)	125	131,093
4.38%, 12/15/20	100	101,881
4.88%, 03/15/26 (Call 12/15/25)(d)	100	108,822
5.00%, 03/15/22	100	105,740
5.25%, 07/01/25	191	212,505
Bemis Co. Inc., 3.10%, 09/15/26 (Call 06/15/26)(b)	25	24,576
Berry Global Inc. 4.50%, 02/15/26 (Call 02/15/21)(b)	90	90,541
4.88%, 07/15/26 (Call 07/15/22)(b)	225	236,518
5.13%, 07/15/23 (Call 12/02/19)	50	51,253
5.50%, 05/15/22 (Call 12/02/19)	100	101,470
5.63%, 07/15/27 (Call 07/15/22)(b)	15	15,900
6.00%, 10/15/22 (Call 12/02/19)	50	50,886
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	150	156,972
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	100	104,975
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/21)	100	105,034
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26	35	42,099
Flex Acquisition Co. Inc. 6.88%, 01/15/25 (Call 01/15/20)(b)	100	94,323
7.88%, 07/15/26 (Call 07/15/21)(b)	105	99,177
Graphic Packaging International LLC 4.13%, 08/15/24 (Call 05/15/24)	51	53,072
4.75%, 07/15/27 (Call 04/15/27)(b)	50	53,159
4.88%, 11/15/22 (Call 08/15/22)	300	315,441
Greif Inc., 6.50%, 03/01/27 (Call 03/01/22)(b)	65	69,897
Intertape Polymer Group Inc., 7.00%, 10/15/26 (Call 10/15/21)(b)	75	78,294
LABL Escrow Issuer LLC 6.75%, 07/15/26 (Call 07/15/22)(b)	100	104,168
10.50%, 07/15/27 (Call 07/15/22)(b)	130	131,266
Matthews International Corp., 5.25%, 12/01/25 (Call 12/01/20)(b)(d)	16	15,041
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/24 (Call 04/15/20)(b)	225	231,532
7.25%, 04/15/25 (Call 04/15/20)(b)(d)	225	215,426
Owens-Brockway Glass Container Inc. 5.00%, 01/15/22(b)	75	77,447
5.38%, 01/15/25(b)	100	100,904

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
5.88%, 08/15/23(b)	$150	$158,359
Packaging Corp. of America 2.45%, 12/15/20	25	25,087
3.40%, 12/15/27 (Call 09/15/27)	275	287,702
3.65%, 09/15/24 (Call 06/15/24)	195	205,409
4.50%, 11/01/23 (Call 08/01/23)	100	107,577
Pactiv LLC 7.95%, 12/15/25(d)	100	108,624
8.38%, 04/15/27	35	38,147
Plastipak Holdings Inc., 6.25%, 10/15/25 (Call 10/15/20)(b)(d)	100	82,333
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.13%, 07/15/23 (Call 12/02/19)(b)	262	268,712
7.00%, 07/15/24 (Call 12/02/19)(b)	150	155,437
Sealed Air Corp. 4.88%, 12/01/22 (Call 09/01/22)(b)	100	105,564
5.13%, 12/01/24 (Call 09/01/24)(b)	75	80,636
5.25%, 04/01/23 (Call 01/01/23)(b)	75	80,416
5.50%, 09/15/25 (Call 06/15/25)(b)	175	190,412
6.88%, 07/15/33(b)	25	29,236
Silgan Holdings Inc., 4.75%, 03/15/25 (Call 03/15/20)	25	25,570
Sonoco Products Co., 5.75%, 11/01/40 (Call 05/01/40)	75	92,823
Trident TPI Holdings Inc., 9.25%, 08/01/24 (Call 08/01/21)(b)	50	48,581
Trivium Packaging Finance BV 5.50%, 08/15/26 (Call 08/15/22)(b)(d)	200	209,472
8.50%, 08/15/27 (Call 08/15/22)(b)	200	212,960
WestRock MWV LLC 7.95%, 02/15/31	60	83,245
8.20%, 01/15/30	75	103,766
WestRock RKT LLC, 4.90%, 03/01/22	50	52,907
WRKCo Inc. 3.00%, 09/15/24 (Call 07/15/24)	175	178,913
3.75%, 03/15/25 (Call 01/15/25)	50	52,678
3.90%, 06/01/28 (Call 03/01/28)	50	53,568
4.00%, 03/15/28 (Call 12/15/27)	150	161,226
4.20%, 06/01/32 (Call 03/01/32)	50	55,487
4.65%, 03/15/26 (Call 01/15/26)	105	115,964
4.90%, 03/15/29 (Call 12/15/28)	125	143,476

		7,730,011

Pharmaceuticals — 1.5%
AbbVie Inc. 2.30%, 05/14/21 (Call 04/14/21)	100	100,445
2.90%, 11/06/22	250	254,995
3.20%, 11/06/22 (Call 09/06/22)	652	669,682
3.20%, 05/14/26 (Call 02/14/26)	315	322,733
3.38%, 11/14/21	150	153,882
3.60%, 05/14/25 (Call 02/14/25)	360	377,251
4.25%, 11/14/28 (Call 08/14/28)	305	331,709
4.30%, 05/14/36 (Call 11/14/35)	190	200,801
4.40%, 11/06/42	325	337,074
4.45%, 05/14/46 (Call 11/14/45)	235	243,747
4.50%, 05/14/35 (Call 11/14/34)	210	225,706
4.70%, 05/14/45 (Call 11/14/44)	325	348,416
4.88%, 11/14/48 (Call 05/14/48)	675	745,753
Allergan Finance LLC 3.25%, 10/01/22 (Call 07/01/22)	85	87,032
4.63%, 10/01/42 (Call 04/01/42)	50	52,259

Security	Par (000)	Value

Pharmaceuticals (continued)
Allergan Funding SCS 3.45%, 03/15/22 (Call 01/15/22)	$1,552	$1,590,226
3.80%, 03/15/25 (Call 12/15/24)	475	500,208
4.55%, 03/15/35 (Call 09/15/34)	300	321,414
4.75%, 03/15/45 (Call 09/15/44)	75	79,989
4.85%, 06/15/44 (Call 12/15/43)	375	403,605
Allergan Inc./U.S., 2.80%, 03/15/23 (Call 12/15/22)	175	176,755
Allergan Sales LLC, 5.00%, 12/15/21 (Call 09/16/21)(b)	100	105,047
AmerisourceBergen Corp. 3.25%, 03/01/25 (Call 12/01/24)	100	103,860
3.40%, 05/15/24 (Call 02/15/24)	50	52,046
3.45%, 12/15/27 (Call 09/15/27)	175	182,332
4.25%, 03/01/45 (Call 09/01/44)	20	20,451
4.30%, 12/15/47 (Call 06/15/47)	150	154,461
AstraZeneca PLC 2.38%, 11/16/20	345	346,615
2.38%, 06/12/22 (Call 05/12/22)	25	25,233
3.38%, 11/16/25	425	450,096
3.50%, 08/17/23 (Call 07/17/23)	50	52,418
4.00%, 01/17/29 (Call 10/17/28)	100	111,938
4.00%, 09/18/42	210	233,377
4.38%, 11/16/45	200	236,014
4.38%, 08/17/48 (Call 02/17/48)	35	41,522
6.45%, 09/15/37	302	426,493
Bausch Health Americas Inc. 8.50%, 01/31/27 (Call 07/31/22)(b)	225	252,810
9.25%, 04/01/26 (Call 04/01/22)(b)	225	254,763
Bausch Health Companies Inc. 5.50%, 03/01/23 (Call 12/02/19)(b)	52	52,536
5.50%, 11/01/25 (Call 11/01/20)(b)	280	292,177
5.75%, 08/15/27 (Call 08/15/22)(b)	65	70,658
5.88%, 05/15/23 (Call 12/02/19)(b)	402	408,062
6.13%, 04/15/25 (Call 04/15/20)(b)	525	545,811
6.50%, 03/15/22 (Call 12/02/19)(b)	205	211,031
7.00%, 03/15/24 (Call 03/15/20)(b)	250	261,995
7.00%, 01/15/28 (Call 01/15/23)(b)	135	146,135
7.25%, 05/30/29 (Call 05/30/24)(b)	120	132,373
9.00%, 12/15/25 (Call 12/15/21)(b)	190	213,492
Bayer U.S. Finance II LLC 3.38%, 07/15/24 (Call 04/15/24)(b)	564	578,506
3.50%, 06/25/21 (Call 05/25/21)(b)	275	280,497
3.88%, 12/15/23 (Call 11/15/23)(b)	265	277,413
3.95%, 04/15/45 (Call 10/15/44)(b)	25	23,690
4.20%, 07/15/34 (Call 01/15/34)(b)	285	293,325
4.25%, 12/15/25 (Call 10/15/25)(b)	110	118,252
4.38%, 12/15/28 (Call 09/15/28)(b)	260	282,209
4.40%, 07/15/44 (Call 01/15/44)(b)	179	179,285
4.63%, 06/25/38 (Call 12/25/37)(b)	275	299,007
4.70%, 07/15/64 (Call 01/15/64)(b)	100	97,077
4.88%, 06/25/48 (Call 12/25/47)(b)	220	246,891
Bristol-Myers Squibb Co. 2.00%, 08/01/22	132	132,550
2.55%, 05/14/21(b)	750	758,715
2.60%, 05/16/22(b)	214	217,970
2.90%, 07/26/24 (Call 06/26/24)(b)	560	581,599
3.20%, 06/15/26 (Call 04/15/26)(b)	260	274,807
3.25%, 02/27/27	275	295,215
3.25%, 08/01/42	50	50,333
3.40%, 07/26/29 (Call 04/26/29)(b)	510	548,847
4.13%, 06/15/39 (Call 12/15/38)(b)	150	171,420

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.25%, 10/26/49 (Call 04/26/49)(b)	$350	$409,440
4.50%, 03/01/44 (Call 09/01/43)	100	120,724
Cardinal Health Inc. 2.62%, 06/15/22 (Call 05/15/22)	160	161,938
3.08%, 06/15/24 (Call 04/15/24)	125	127,090
3.41%, 06/15/27 (Call 03/15/27)(d)	195	198,492
3.75%, 09/15/25 (Call 06/15/25)	177	186,179
4.37%, 06/15/47 (Call 12/15/46)(d)	250	245,492
4.60%, 03/15/43	55	54,921
4.90%, 09/15/45 (Call 03/15/45)	35	36,456
Cigna Corp. 3.00%, 07/15/23 (Call 05/16/23)(b)	300	306,294
3.05%, 10/15/27 (Call 07/15/27)(b)	600	606,954
3.25%, 04/15/25 (Call 01/15/25)(b)	455	469,423
3.40%, 09/17/21	125	128,071
3.40%, 03/01/27 (Call 12/01/26)(b)	410	423,768
3.50%, 06/15/24 (Call 03/17/24)(b)	50	52,136
3.75%, 07/15/23 (Call 06/15/23)	60	62,871
3.88%, 10/15/47 (Call 04/15/47)(b)	192	189,748
3.90%, 02/15/22(b)	450	466,744
4.00%, 02/15/22 (Call 11/15/21)(b)	25	25,865
4.13%, 11/15/25 (Call 09/15/25)	400	433,492
4.38%, 10/15/28 (Call 07/15/28)	110	121,295
4.50%, 02/25/26 (Call 11/27/25)(b)	260	286,333
4.75%, 11/15/21(b)	160	168,162
4.80%, 08/15/38 (Call 02/15/38)	210	239,677
4.80%, 07/15/46 (Call 01/16/46)(b)	360	403,790
4.90%, 12/15/48 (Call 06/15/48)	400	464,128
6.13%, 11/15/41(b)	130	166,990
CVS Health Corp. 2.13%, 06/01/21 (Call 05/01/21)	875	876,479
2.63%, 08/15/24 (Call 07/15/24)	25	25,274
2.75%, 12/01/22 (Call 09/01/22)	305	310,063
2.88%, 06/01/26 (Call 03/01/26)	255	256,387
3.00%, 08/15/26 (Call 06/15/26)	25	25,390
3.25%, 08/15/29 (Call 05/15/29)	90	90,905
3.35%, 03/09/21	756	769,850
3.38%, 08/12/24 (Call 05/12/24)	150	155,996
3.50%, 07/20/22 (Call 05/20/22)	250	258,587
3.70%, 03/09/23 (Call 02/09/23)	540	563,431
3.88%, 07/20/25 (Call 04/20/25)	590	627,677
4.00%, 12/05/23 (Call 09/05/23)	485	514,265
4.10%, 03/25/25 (Call 01/25/25)	575	617,866
4.30%, 03/25/28 (Call 12/25/27)	995	1,079,167
4.78%, 03/25/38 (Call 09/25/37)	825	919,182
4.88%, 07/20/35 (Call 01/20/35)	235	264,401
5.05%, 03/25/48 (Call 09/25/47)	1,294	1,491,141
5.13%, 07/20/45 (Call 01/20/45)	390	449,526
5.30%, 12/05/43 (Call 06/05/43)	100	116,043
6.13%, 09/15/39	25	31,307
6.25%, 06/01/27	95	113,218
Elanco Animal Health Inc. 3.91%, 08/27/21	65	66,723
4.27%, 08/28/23 (Call 07/28/23)	95	99,555
4.90%, 08/28/28 (Call 05/28/28)	85	92,001
Eli Lilly & Co. 2.35%, 05/15/22	15	15,207
2.75%, 06/01/25 (Call 03/01/25)	250	259,622
3.10%, 05/15/27 (Call 02/15/27)	190	201,679
3.38%, 03/15/29 (Call 12/15/28)	85	92,357

Security	Par (000)	Value

Pharmaceuticals (continued)
3.70%, 03/01/45 (Call 09/01/44)	$205	$230,035
3.88%, 03/15/39 (Call 09/15/38)	90	104,214
3.95%, 05/15/47 (Call 11/15/46)	75	87,407
3.95%, 03/15/49 (Call 09/15/48)	140	164,025
4.15%, 03/15/59 (Call 09/15/58)	95	113,103
5.55%, 03/15/37	52	69,825
EMD Finance LLC, 3.25%, 03/19/25 (Call 12/19/24)(b)	200	205,868
Endo Dac/Endo Finance LLC/Endo Finco Inc. 6.00%, 07/15/23 (Call 12/02/19)(b)	200	132,176
6.00%, 02/01/25 (Call 02/01/20)(b)	200	125,932
GlaxoSmithKline Capital Inc. 2.80%, 03/18/23	35	36,042
3.38%, 05/15/23	260	272,641
3.63%, 05/15/25	210	226,590
3.88%, 05/15/28	365	407,110
4.20%, 03/18/43	25	29,499
5.38%, 04/15/34	75	97,785
6.38%, 05/15/38	334	487,045
GlaxoSmithKline Capital PLC 2.85%, 05/08/22	175	179,042
3.00%, 06/01/24 (Call 05/01/24)	100	104,145
3.13%, 05/14/21	250	255,057
3.38%, 06/01/29 (Call 03/01/29)	100	107,974
HLF Financing Sarl LLC/Herbalife International Inc., 7.25%, 08/15/26 (Call 08/15/21)(b)	87	90,948
Horizon Pharma USA Inc., 5.50%, 08/01/27 (Call 08/01/22)(b)	200	209,364
Johnson & Johnson 1.65%, 03/01/21 (Call 02/01/21)	200	199,976
1.95%, 11/10/20	3	3,004
2.05%, 03/01/23 (Call 01/01/23)	75	75,548
2.45%, 03/01/26 (Call 12/01/25)	271	277,870
2.63%, 01/15/25 (Call 11/15/24)	100	103,250
2.90%, 01/15/28 (Call 10/15/27)	307	323,455
2.95%, 03/03/27 (Call 12/03/26)	215	226,827
3.38%, 12/05/23	150	159,071
3.40%, 01/15/38 (Call 07/15/37)	100	108,036
3.50%, 01/15/48 (Call 07/15/47)	85	93,799
3.55%, 03/01/36 (Call 09/01/35)	210	231,145
3.63%, 03/03/37 (Call 09/03/36)	190	211,540
3.70%, 03/01/46 (Call 09/01/45)	500	567,025
3.75%, 03/03/47 (Call 09/03/46)	200	228,248
4.38%, 12/05/33 (Call 06/05/33)	95	114,507
4.50%, 09/01/40	50	61,264
4.50%, 12/05/43 (Call 06/05/43)	50	62,240
4.95%, 05/15/33	25	31,563
5.95%, 08/15/37	85	120,662
Mallinckrodt International Finance SA, 4.75%, 04/15/23(d)	75	23,267
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/25 (Call 04/15/20)(b)(d)	75	24,913
5.63%, 10/15/23 (Call 12/02/19)(b)(d)	125	44,985
5.75%, 08/01/22 (Call 12/02/19)(b)	150	58,392
McKesson Corp. 2.70%, 12/15/22 (Call 09/15/22)	250	252,932
3.80%, 03/15/24 (Call 12/15/23)	150	157,334
3.95%, 02/16/28 (Call 11/16/27)	135	143,240
4.75%, 05/30/29 (Call 02/28/29)	150	167,906
Mead Johnson Nutrition Co. 3.00%, 11/15/20	167	168,652
4.13%, 11/15/25 (Call 08/15/25)	300	329,136

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Merck & Co. Inc. 2.35%, 02/10/22	$140	$142,241
2.40%, 09/15/22 (Call 06/15/22)	145	147,912
2.75%, 02/10/25 (Call 11/10/24)	450	467,221
2.80%, 05/18/23	170	175,928
2.90%, 03/07/24 (Call 02/07/24)	40	41,692
3.40%, 03/07/29 (Call 12/07/28)	210	229,049
3.60%, 09/15/42 (Call 03/15/42)	60	66,341
3.70%, 02/10/45 (Call 08/10/44)	340	380,521
3.88%, 01/15/21 (Call 10/15/20)	30	30,623
3.90%, 03/07/39 (Call 09/07/38)	100	115,832
4.00%, 03/07/49 (Call 09/07/48)	100	119,445
4.15%, 05/18/43	400	480,048
6.55%, 09/15/37	100	147,965
Mylan Inc. 4.55%, 04/15/28 (Call 01/15/28)	350	374,797
5.20%, 04/15/48 (Call 10/15/47)	120	128,922
5.40%, 11/29/43 (Call 05/29/43)	143	152,138
Mylan NV 3.15%, 06/15/21 (Call 05/15/21)	340	344,315
3.95%, 06/15/26 (Call 03/15/26)	480	498,586
5.25%, 06/15/46 (Call 12/15/45)	250	268,510
Novartis Capital Corp. 2.40%, 05/17/22 (Call 04/17/22)	380	385,974
2.40%, 09/21/22	100	101,814
3.00%, 11/20/25 (Call 08/20/25)	259	273,773
3.10%, 05/17/27 (Call 02/17/27)	200	213,304
3.40%, 05/06/24	85	90,459
3.70%, 09/21/42	25	28,072
4.00%, 11/20/45 (Call 05/20/45)	100	118,443
4.40%, 05/06/44	395	491,633
NVA Holdings Inc., 6.88%, 04/01/26 (Call 04/01/21)(b)	25	26,802
Owens & Minor Inc. 3.88%, 09/15/21	50	47,323
4.38%, 12/15/24 (Call 09/15/24)	75	58,469
Par Pharmaceutical Inc., 7.50%, 04/01/27 (Call 04/01/22)(b)	230	219,873
Perrigo Finance Unlimited Co. 3.90%, 12/15/24 (Call 09/15/24)	200	205,592
4.38%, 03/15/26 (Call 12/15/25)	225	233,008
4.90%, 12/15/44 (Call 06/15/44)	240	224,496
Pfizer Inc. 2.20%, 12/15/21	100	100,915
2.75%, 06/03/26	481	499,172
2.80%, 03/11/22	55	56,222
2.95%, 03/15/24 (Call 02/15/24)	310	323,246
3.00%, 09/15/21	50	51,117
3.00%, 06/15/23	223	231,829
3.00%, 12/15/26	638	676,267
3.20%, 09/15/23 (Call 08/15/23)	50	52,407
3.40%, 05/15/24	50	53,226
3.45%, 03/15/29 (Call 12/15/28)	150	163,343
3.60%, 09/15/28 (Call 06/15/28)	75	82,608
3.90%, 03/15/39 (Call 09/15/38)	145	165,114
4.00%, 12/15/36	80	91,646
4.00%, 03/15/49 (Call 09/15/48)	150	175,366
4.10%, 09/15/38 (Call 03/15/38)	150	174,543
4.13%, 12/15/46	250	297,157
4.20%, 09/15/48 (Call 03/15/48)	75	90,301
4.30%, 06/15/43	95	113,149

Security	Par (000)	Value

Pharmaceuticals (continued)
4.40%, 05/15/44	$260	$315,533
5.60%, 09/15/40	60	81,646
5.80%, 08/12/23	375	426,022
7.20%, 03/15/39	340	538,247
Sanofi 3.38%, 06/19/23 (Call 05/19/23)	100	105,215
3.63%, 06/19/28 (Call 03/19/28)	100	111,590
Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/21 (Call 08/23/21)	721	725,658
2.88%, 09/23/23 (Call 07/23/23)	350	357,245
3.20%, 09/23/26 (Call 06/23/26)	423	436,608
Takeda Pharmaceutical Co. Ltd. 4.40%, 11/26/23 (Call 10/26/23)(b)	300	323,439
5.00%, 11/26/28 (Call 08/26/28)(b)	265	310,985
Teva Pharmaceutical Finance Co. BV 2.95%, 12/18/22	200	182,520
Series 2, 3.65%, 11/10/21	50	48,015
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	130	107,427
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 07/21/21	375	356,280
2.80%, 07/21/23	295	254,691
3.15%, 10/01/26	375	283,886
4.10%, 10/01/46	470	320,958
6.75%, 03/01/28 (Call 12/01/27)(d)	400	359,232
Vizient Inc., 6.25%, 05/15/27 (Call 05/15/22)(b)	10	10,794
Wyeth LLC 5.95%, 04/01/37	400	549,480
6.00%, 02/15/36	35	47,898
6.50%, 02/01/34	76	107,980
Zoetis Inc. 3.00%, 09/12/27 (Call 06/12/27)	265	273,382
3.25%, 08/20/21	50	51,047
3.25%, 02/01/23 (Call 11/01/22)	750	774,765
3.45%, 11/13/20 (Call 10/13/20)	130	131,633
3.90%, 08/20/28 (Call 05/20/28)	110	120,837
3.95%, 09/12/47 (Call 03/12/47)	125	136,708
4.45%, 08/20/48 (Call 02/20/48)	50	59,204
4.50%, 11/13/25 (Call 08/13/25)	205	228,280
4.70%, 02/01/43 (Call 08/01/42)	75	90,502

		62,516,878

Pipelines — 1.1%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(e)	600	693,582
AI Candelaria Spain SLU, 7.50%, 12/15/28 (Call 09/15/28)(b)	250	282,327
American Midstream Partners LP/American Midstream Finance Corp., 9.50%, 12/15/21 (Call 12/02/19)(b)	95	88,728
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.38%, 09/15/24 (Call 11/15/19)	100	82,184
5.75%, 03/01/27 (Call 03/01/22)(b)	125	94,423
5.75%, 01/15/28 (Call 01/15/23)(b)	100	75,603
APT Pipelines Ltd., 4.20%, 03/23/25 (Call 12/23/24)(b)	325	346,102
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.13%, 11/15/22 (Call 12/02/19)(b)	85	83,702
6.63%, 07/15/26 (Call 07/15/21)(b)	50	47,000
Boardwalk Pipelines LP 4.45%, 07/15/27 (Call 04/15/27)	35	36,083
4.80%, 05/03/29 (Call 02/03/29)	200	212,912
4.95%, 12/15/24 (Call 09/15/24)	175	189,710
5.95%, 06/01/26 (Call 03/01/26)	135	151,452

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Buckeye Partners LP 3.95%, 12/01/26 (Call 09/01/26)	$175	$161,969
4.13%, 12/01/27 (Call 09/01/27)	100	92,205
4.15%, 07/01/23 (Call 04/01/23)	75	75,374
5.60%, 10/15/44 (Call 04/15/44)	75	62,834
5.85%, 11/15/43 (Call 05/15/43)	50	43,139
6.38%, 01/22/78 (Call 01/22/23)(a)	50	36,755
Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/27 (Call 01/01/27)	235	253,487
5.88%, 03/31/25 (Call 10/02/24)	245	271,756
7.00%, 06/30/24 (Call 01/01/24)	317	365,415
Cheniere Energy Partners LP 4.50%, 10/01/29 (Call 10/01/24)(b)	230	234,453
5.25%, 10/01/25 (Call 10/01/20)	180	186,687
5.63%, 10/01/26 (Call 10/01/21)	205	216,580
Colonial Pipeline Co., 3.75%, 10/01/25 (Call 07/01/25)(b)	50	53,433
Columbia Pipeline Group Inc., 5.80%, 06/01/45 (Call 12/01/44)	25	31,469
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.63%, 05/01/27 (Call 05/01/22)(b)	95	95,708
5.75%, 04/01/25 (Call 04/01/20)	100	103,440
6.25%, 04/01/23 (Call 11/15/19)	100	101,794
DCP Midstream Operating LP 3.88%, 03/15/23 (Call 12/15/22)	75	76,000
4.75%, 09/30/21 (Call 06/30/21)(b)	100	102,299
4.95%, 04/01/22 (Call 01/01/22)	25	25,814
5.13%, 05/15/29 (Call 02/15/29)	90	91,158
5.38%, 07/15/25 (Call 04/15/25)	95	99,798
5.60%, 04/01/44 (Call 10/01/43)	75	70,700
5.85%, 05/21/43 (Call 05/21/23)(a)(b)	75	67,664
6.45%, 11/03/36(b)	50	51,388
6.75%, 09/15/37(b)	125	130,155
8.13%, 08/16/30	75	92,748
Enable Midstream Partners LP 3.90%, 05/15/24 (Call 02/15/24)	215	218,642
4.15%, 09/15/29 (Call 06/15/29)	100	94,741
4.40%, 03/15/27 (Call 12/15/26)	50	49,501
4.95%, 05/15/28 (Call 02/15/28)	190	194,093
5.00%, 05/15/44 (Call 11/15/43)	60	52,912
Enbridge Energy Partners LP 5.50%, 09/15/40 (Call 03/15/40)	55	65,624
5.88%, 10/15/25 (Call 07/15/25)	180	209,516
7.38%, 10/15/45 (Call 04/15/45)	100	149,011
Series B, 7.50%, 04/15/38	35	49,659
Enbridge Inc. 3.50%, 06/10/24 (Call 03/10/24)	130	135,838
3.70%, 07/15/27 (Call 04/15/27)	115	122,013
4.25%, 12/01/26 (Call 09/01/26)	130	142,129
4.50%, 06/10/44 (Call 12/10/43)	35	38,475
5.50%, 12/01/46 (Call 06/01/46)	135	171,027
Energy Transfer Operating LP 3.60%, 02/01/23 (Call 11/01/22)	275	282,686
4.05%, 03/15/25 (Call 12/15/24)	265	278,218
4.20%, 04/15/27 (Call 01/15/27)	25	26,217
4.25%, 03/15/23 (Call 12/15/22)	110	115,198
4.50%, 04/15/24 (Call 03/15/24)	470	502,110
4.75%, 01/15/26 (Call 10/15/25)	145	157,222
4.90%, 03/15/35 (Call 09/15/34)	390	406,181
5.15%, 02/01/43 (Call 08/01/42)	70	71,527

Security	Par (000)	Value

Pipelines (continued)
5.15%, 03/15/45 (Call 09/15/44)	$150	$153,993
5.20%, 02/01/22 (Call 11/01/21)	400	421,348
5.25%, 04/15/29 (Call 01/15/29)	350	393,382
5.30%, 04/15/47 (Call 10/15/46)	125	132,747
5.50%, 06/01/27 (Call 03/01/27)	200	224,796
5.88%, 01/15/24 (Call 10/15/23)	175	194,411
5.95%, 10/01/43 (Call 04/01/43)	10	11,210
6.05%, 06/01/41 (Call 12/01/40)	60	67,968
6.13%, 12/15/45 (Call 06/15/45)	205	238,204
6.50%, 02/01/42 (Call 08/01/41)	365	435,602
7.50%, 07/01/38	75	96,703
Series 20Y, 5.80%, 06/15/38 (Call 12/15/37)	10	11,371
Series 30Y, 6.00%, 06/15/48 (Call 12/15/47)	390	453,726
Energy Transfer Partners LP/Regency Energy Finance Corp. 5.00%, 10/01/22 (Call 07/01/22)	73	77,562
5.88%, 03/01/22 (Call 12/01/21)	260	278,091
EnLink Midstream LLC, 5.38%, 06/01/29 (Call 03/01/29)	70	62,355
EnLink Midstream Partners LP 4.15%, 06/01/25 (Call 03/01/25)(d)	113	102,093
4.40%, 04/01/24 (Call 01/01/24)	75	70,262
4.85%, 07/15/26 (Call 04/15/26)	75	68,624
5.05%, 04/01/45 (Call 10/01/44)	100	76,022
5.45%, 06/01/47 (Call 12/01/46)	75	57,375
5.60%, 04/01/44 (Call 10/01/43)	100	76,111
Enterprise Products Operating LLC 2.85%, 04/15/21 (Call 03/15/21)	40	40,488
3.13%, 07/31/29 (Call 04/30/29)	45	46,240
3.35%, 03/15/23 (Call 12/15/22)	425	440,121
3.50%, 02/01/22	125	129,074
3.70%, 02/15/26 (Call 11/15/25)	50	53,242
3.75%, 02/15/25 (Call 11/15/24)	426	455,782
3.90%, 02/15/24 (Call 11/15/23)	78	83,086
3.95%, 02/15/27 (Call 11/15/26)	130	140,754
4.15%, 10/16/28 (Call 07/16/28)	275	304,444
4.20%, 01/31/50 (Call 07/31/49)	50	52,846
4.25%, 02/15/48 (Call 08/15/47)	351	376,574
4.45%, 02/15/43 (Call 08/15/42)	145	157,413
4.80%, 02/01/49 (Call 08/01/48)	205	236,810
4.85%, 08/15/42 (Call 02/15/42)	126	144,175
4.85%, 03/15/44 (Call 09/15/43)	265	303,322
4.90%, 05/15/46 (Call 11/15/45)	215	249,299
4.95%, 10/15/54 (Call 04/15/54)	50	58,044
5.10%, 02/15/45 (Call 08/15/44)	120	140,705
5.38%, 02/15/78 (Call 02/15/28)(a)	25	24,610
5.70%, 02/15/42	205	259,360
5.95%, 02/01/41	45	57,043
6.13%, 10/15/39	50	64,956
6.45%, 09/01/40	50	66,697
7.55%, 04/15/38	65	93,814
Series E, 5.25%, 08/16/77 (Call 08/16/27)(a)	50	50,983
Series H, 6.65%, 10/15/34	25	34,146
Series J, 5.75%, 03/01/35	100	118,937
EQM Midstream Partners LP 4.00%, 08/01/24 (Call 05/01/24)	310	297,693
4.75%, 07/15/23 (Call 06/15/23)	225	223,477
5.50%, 07/15/28 (Call 04/15/28)	110	107,994
Series 30Y, 6.50%, 07/15/48 (Call 01/15/48)	110	101,600
Genesis Energy LP/Genesis Energy Finance Corp. 5.63%, 06/15/24 (Call 12/02/19)	50	47,062

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
6.00%, 05/15/23 (Call 12/02/19)	$75	$73,583
6.25%, 05/15/26 (Call 02/15/21)	50	46,253
6.50%, 10/01/25 (Call 10/01/20)	75	71,290
6.75%, 08/01/22 (Call 12/02/19)	100	101,204
Global Partners LP/GLP Finance Corp. 7.00%, 06/15/23 (Call 12/02/19)	25	25,826
7.00%, 08/01/27 (Call 08/01/22)(b)	30	31,242
Gulfstream Natural Gas System LLC, 4.60%, 09/15/25 (Call 06/15/25)(b)	50	54,496
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26 (Call 02/15/21)(b)	95	99,372
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00%, 08/01/24 (Call 11/15/19)(b)	75	78,298
IFM U.S. Colonial Pipeline 2 LLC, 6.45%, 05/01/21 (Call 02/01/21)(b)	100	104,656
Kinder Morgan Energy Partners LP 3.45%, 02/15/23 (Call 11/15/22)	250	258,342
3.50%, 09/01/23 (Call 06/01/23)	25	25,925
3.95%, 09/01/22 (Call 06/01/22)	50	52,117
4.15%, 02/01/24 (Call 11/01/23)	50	53,223
4.25%, 09/01/24 (Call 06/01/24)	65	69,686
5.00%, 10/01/21 (Call 07/01/21)	25	26,135
5.00%, 08/15/42 (Call 02/15/42)	85	91,692
5.00%, 03/01/43 (Call 09/01/42)	35	37,932
5.40%, 09/01/44 (Call 03/01/44)	90	101,429
5.50%, 03/01/44 (Call 09/01/43)	85	97,246
5.63%, 09/01/41	250	284,987
6.38%, 03/01/41	35	43,036
6.95%, 01/15/38	178	229,784
Kinder Morgan Inc./DE 3.15%, 01/15/23 (Call 12/15/22)	149	152,694
4.30%, 06/01/25 (Call 03/01/25)	675	730,822
4.30%, 03/01/28 (Call 12/01/27)	475	515,361
5.05%, 02/15/46 (Call 08/15/45)	96	106,203
5.20%, 03/01/48 (Call 09/01/47)	200	228,434
5.30%, 12/01/34 (Call 06/01/34)	235	269,975
5.55%, 06/01/45 (Call 12/01/44)	590	691,698
5.63%, 11/15/23 (Call 08/15/23)(b)	50	55,581
7.75%, 01/15/32	82	113,190
7.80%, 08/01/31	75	102,005
Magellan Midstream Partners LP 3.20%, 03/15/25 (Call 12/15/24)	50	51,220
3.95%, 03/01/50 (Call 09/01/49)	40	40,766
4.20%, 12/01/42 (Call 06/01/42)	25	25,381
4.20%, 10/03/47 (Call 04/03/47)	140	145,438
4.85%, 02/01/49 (Call 08/01/48)	150	172,705
5.00%, 03/01/26 (Call 12/01/25)	50	56,557
5.15%, 10/15/43 (Call 04/15/43)	75	87,838
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/21 (Call 12/02/19)	65	58,534
Midwest Connector Capital Co. LLC 3.63%, 04/01/22 (Call 03/01/22)(b)	100	102,723
3.90%, 04/01/24 (Call 03/01/24)(b)	125	131,297
4.63%, 04/01/29 (Call 01/01/29)(b)	100	109,603
MPLX LP 3.38%, 03/15/23 (Call 02/15/23)	250	257,035
3.50%, 12/01/22 (Call 11/01/22)(b)	63	64,823
4.00%, 02/15/25 (Call 11/15/24)	30	31,546
4.00%, 03/15/28 (Call 12/15/27)	50	52,052

Security	Par (000)	Value

Pipelines (continued)
4.13%, 03/01/27 (Call 12/01/26)	$325	$341,484
4.50%, 04/15/38 (Call 10/15/37)	185	188,676
4.70%, 04/15/48 (Call 10/15/47)	135	136,601
4.80%, 02/15/29 (Call 11/15/28)	100	110,139
4.88%, 12/01/24 (Call 09/01/24)	290	316,665
4.88%, 06/01/25 (Call 03/01/25)	35	38,451
4.90%, 04/15/58 (Call 10/15/57)	50	49,548
5.20%, 03/01/47 (Call 09/01/46)	150	160,954
5.20%, 12/01/47 (Call 06/01/47)(b)	25	26,777
5.25%, 01/15/25 (Call 01/15/21)(b)	410	430,344
5.50%, 02/15/49 (Call 08/15/48)	395	443,688
6.38%, 05/01/24 (Call 11/15/19)(b)	125	131,010
NGL Energy Partners LP/NGL Energy Finance Corp. 6.13%, 03/01/25 (Call 03/01/20)	100	90,727
7.50%, 11/01/23 (Call 12/02/19)	75	74,829
7.50%, 04/15/26 (Call 04/15/22)(b)	70	66,804
NGPL PipeCo LLC 4.38%, 08/15/22 (Call 05/15/22)(b)	40	41,559
4.88%, 08/15/27 (Call 02/15/27)(b)	135	145,299
7.77%, 12/15/37(b)	125	161,247
Northwest Pipeline LLC, 4.00%, 04/01/27 (Call 01/01/27)	115	121,813
NuStar Logistics LP 4.75%, 02/01/22 (Call 11/01/21)	30	30,553
5.63%, 04/28/27 (Call 01/28/27)	100	104,416
6.00%, 06/01/26 (Call 03/01/26)	25	26,872
6.75%, 02/01/21	75	77,697
Oleoducto Central SA, 4.00%, 05/07/21(e)	400	408,728
ONEOK Inc. 2.75%, 09/01/24 (Call 08/01/24)	45	45,414
3.40%, 09/01/29 (Call 06/01/29)	100	99,664
4.00%, 07/13/27 (Call 04/13/27)	215	226,511
4.25%, 02/01/22 (Call 11/01/21)	25	25,940
4.35%, 03/15/29 (Call 12/15/28)	100	106,750
4.45%, 09/01/49 (Call 03/01/49)	160	158,574
4.55%, 07/15/28 (Call 04/15/28)	210	228,127
4.95%, 07/13/47 (Call 01/06/47)	35	37,173
5.20%, 07/15/48 (Call 01/15/48)	125	137,547
6.00%, 06/15/35	40	46,605
7.50%, 09/01/23 (Call 06/01/23)	60	70,309
ONEOK Partners LP 3.38%, 10/01/22 (Call 07/01/22)	135	138,505
4.90%, 03/15/25 (Call 12/15/24)	50	55,000
5.00%, 09/15/23 (Call 06/15/23)	100	108,956
6.13%, 02/01/41 (Call 08/01/40)	100	118,945
6.20%, 09/15/43 (Call 03/15/43)	100	122,247
6.65%, 10/01/36	50	61,987
6.85%, 10/15/37	60	75,638
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 12/02/19)	25	25,693
Phillips 66 Partners LP 2.45%, 12/15/24 (Call 11/15/24)	105	104,706
3.15%, 12/15/29 (Call 09/15/29)	250	247,627
3.55%, 10/01/26 (Call 07/01/26)	100	103,393
3.75%, 03/01/28 (Call 12/01/27)	200	207,168
4.90%, 10/01/46 (Call 04/01/46)	25	27,698
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/29 (Call 09/15/29)	150	143,820
3.60%, 11/01/24 (Call 08/01/24)	250	255,927
3.65%, 06/01/22 (Call 03/01/22)	149	152,740
4.30%, 01/31/43 (Call 07/31/42)	100	87,413

SCHEDULE OF INVESTMENTS	69

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
4.50%, 12/15/26 (Call 09/15/26)	$350	$369,642
4.65%, 10/15/25 (Call 07/15/25)	485	518,169
4.70%, 06/15/44 (Call 12/15/43)	185	173,561
4.90%, 02/15/45 (Call 08/15/44)	50	47,952
5.00%, 02/01/21 (Call 11/01/20)	45	46,146
5.15%, 06/01/42 (Call 12/01/41)	175	171,260
Rockies Express Pipeline LLC 4.95%, 07/15/29 (Call 04/15/29)(b)	95	94,350
6.88%, 04/15/40(b)	60	62,904
7.50%, 07/15/38(b)	25	27,646
Sabine Pass Liquefaction LLC 4.20%, 03/15/28 (Call 09/15/27)	286	301,527
5.00%, 03/15/27 (Call 09/15/26)	190	208,770
5.63%, 02/01/21 (Call 11/01/20)	125	129,006
5.63%, 04/15/23 (Call 01/15/23)	250	271,980
5.63%, 03/01/25 (Call 12/01/24)	411	461,228
5.75%, 05/15/24 (Call 02/15/24)	125	139,859
5.88%, 06/30/26 (Call 12/31/25)	320	367,539
SemGroup Corp. 6.38%, 03/15/25 (Call 03/15/20)	51	53,059
7.25%, 03/15/26 (Call 03/15/21)	75	81,134
SemGroup Corp./Rose Rock Finance Corp. 5.63%, 07/15/22 (Call 11/15/19)	50	50,623
5.63%, 11/15/23 (Call 11/18/19)	50	51,286
Southern Gas Corridor CJSC, 6.88%, 03/24/26(e)	650	758,062
Spectra Energy Partners LP 3.38%, 10/15/26 (Call 07/15/26)	100	103,621
3.50%, 03/15/25 (Call 12/15/24)	100	104,382
4.50%, 03/15/45 (Call 09/15/44)	189	206,915
5.95%, 09/25/43 (Call 03/25/43)	25	31,061
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.50%, 08/15/22 (Call 12/02/19)	50	44,728
5.75%, 04/15/25 (Call 04/15/20)	70	54,341
Sunoco Logistics Partners Operations LP 3.90%, 07/15/26 (Call 04/15/26)	25	26,065
4.00%, 10/01/27 (Call 07/01/27)	90	93,172
4.25%, 04/01/24 (Call 01/01/24)	50	52,859
5.30%, 04/01/44 (Call 10/01/43)	10	10,385
5.35%, 05/15/45 (Call 11/15/44)	225	237,161
5.40%, 10/01/47 (Call 04/01/47)	185	200,237
5.95%, 12/01/25 (Call 09/01/25)	50	57,291
6.10%, 02/15/42	25	28,088
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 4.75%, 10/01/23 (Call 10/01/20)(b)	50	48,916
5.50%, 09/15/24 (Call 12/02/19)(b)	100	97,374
5.50%, 01/15/28 (Call 01/15/23)(b)(d)	130	122,405
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23 (Call 12/02/19)	100	100,594
5.00%, 01/15/28 (Call 01/15/23)	100	99,255
5.13%, 02/01/25 (Call 02/01/20)	95	97,449
5.25%, 05/01/23 (Call 12/02/19)	50	50,449
5.38%, 02/01/27 (Call 02/01/22)	75	77,237
5.88%, 04/15/26 (Call 04/15/21)	145	151,526
6.50%, 07/15/27 (Call 07/15/22)(b)	100	107,106
6.75%, 03/15/24 (Call 12/02/19)	175	181,779
6.88%, 01/15/29 (Call 01/15/24)(b)	100	107,734

Security	Par (000)	Value

Pipelines (continued)
TC PipeLines LP 3.90%, 05/25/27 (Call 02/25/27)	$25	$26,195
4.38%, 03/13/25 (Call 12/13/24)	25	26,657
Texas Eastern Transmission LP, 4.15%, 01/15/48 (Call 07/15/47)(b)	230	240,557
TransCanada PipeLines Ltd. 2.50%, 08/01/22	185	187,442
4.25%, 05/15/28 (Call 02/15/28)	200	220,906
4.63%, 03/01/34 (Call 12/01/33)	175	199,780
4.75%, 05/15/38 (Call 11/15/37)	100	113,667
4.88%, 01/15/26 (Call 10/15/25)	105	117,777
4.88%, 05/15/48 (Call 11/15/47)	75	87,227
5.00%, 10/16/43 (Call 04/16/43)	340	391,554
5.10%, 03/15/49 (Call 09/15/48)	185	222,080
5.85%, 03/15/36	150	184,243
6.20%, 10/15/37	15	19,280
7.25%, 08/15/38	50	71,625
7.63%, 01/15/39	365	540,047
Transcanada Trust, 5.50%, 09/15/79 (Call 09/15/29)(a)	200	212,280
Transcontinental Gas Pipe Line Co. LLC 4.00%, 03/15/28 (Call 12/15/27)	225	240,070
4.45%, 08/01/42 (Call 02/01/42)	100	105,355
4.60%, 03/15/48 (Call 09/15/47)	25	26,980
5.40%, 08/15/41 (Call 02/15/41)	15	17,507
7.85%, 02/01/26 (Call 11/01/25)	97	122,940
TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 02/15/26 (Call 02/15/21)	25	23,974
Transportadora de Gas del Peru SA, 4.25%, 04/30/28(e)	200	213,638
Valero Energy Partners LP, 4.50%, 03/15/28 (Call 12/15/27)	65	71,214
Western Midstream Operating LP 3.95%, 06/01/25 (Call 03/01/25)	300	294,543
4.50%, 03/01/28 (Call 12/01/27)	50	48,158
4.65%, 07/01/26 (Call 04/01/26)	100	99,722
5.30%, 03/01/48 (Call 09/01/47)	150	127,712
5.38%, 06/01/21 (Call 03/01/21)	115	118,674
5.50%, 08/15/48 (Call 02/15/48)	110	95,567
Williams Companies Inc. (The) 3.35%, 08/15/22 (Call 05/15/22)	95	97,393
3.60%, 03/15/22 (Call 01/15/22)	280	288,128
3.70%, 01/15/23 (Call 10/15/22)	75	77,637
3.75%, 06/15/27 (Call 03/15/27)	245	255,239
3.90%, 01/15/25 (Call 10/15/24)	115	120,783
4.00%, 09/15/25 (Call 06/15/25)	150	158,881
4.30%, 03/04/24 (Call 12/04/23)	165	175,529
4.55%, 06/24/24 (Call 03/24/24)	210	226,493
4.90%, 01/15/45 (Call 07/15/44)	150	158,394
5.10%, 09/15/45 (Call 03/15/45)	120	131,412
5.40%, 03/04/44 (Call 09/04/43)	80	88,484
5.75%, 06/24/44 (Call 12/24/43)	150	173,397
5.80%, 11/15/43 (Call 05/15/43)	25	28,926
6.30%, 04/15/40	250	304,475
7.88%, 09/01/21	50	54,890
Series A, 7.50%, 01/15/31	25	32,397

		44,849,172

Private Equity — 0.0%
Apollo Management Holdings LP 4.40%, 05/27/26 (Call 02/27/26)(b)	155	166,220
4.87%, 02/15/29 (Call 11/15/28)(b)	50	55,789
5.00%, 03/15/48 (Call 09/15/47)(b)(d)	75	86,414

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Private Equity (continued)
Carlyle Finance LLC, 5.65%, 09/15/48 (Call 03/15/48)(b)	$100	$117,798
Carlyle Finance Subsidiary LLC, 3.50%, 09/19/29 (Call 06/19/29)(b)	100	99,799
KKR Group Finance Co. III LLC, 5.13%, 06/01/44 (Call 12/01/43)(b)	85	101,169
KKR Group Finance Co. VI LLC, 3.75%, 07/01/29 (Call 04/01/29)(b)	250	266,255

		893,444

Real Estate — 0.4%
Agile Group Holdings Ltd. 8.38%, (Call 12/04/23)(a)(e)(f)	200	206,056
8.50%, 07/18/21 (Call 07/18/20)(e)	200	211,508
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	25	26,684
CBRE Services Inc. 4.88%, 03/01/26 (Call 12/01/25)	210	234,274
5.25%, 03/15/25 (Call 12/15/24)	75	84,700
China Evergrande Group 7.50%, 06/28/23 (Call 06/28/20)(e)	400	342,348
8.25%, 03/23/22 (Call 03/23/20)(e)	200	185,520
8.75%, 06/28/25 (Call 06/28/21)(e)	711	597,638
9.50%, 04/11/22(e)	200	189,312
10.50%, 04/11/24 (Call 04/11/22)(e)	200	185,484
China Overseas Finance Cayman II Ltd., 5.50%, 11/10/20(e)	150	154,284
China Overseas Finance Cayman III Ltd., 5.38%, 10/29/23(e)	600	659,334
China Overseas Finance Cayman VI Ltd., 5.95%, 05/08/24(e)	200	226,634
China Resources Land Ltd., 3.75%, 08/26/24(e)	400	419,372
China SCE Group Holdings Ltd., 7.25%, 04/19/23 (Call 07/19/21)(e)	400	401,444
CIFI Holdings Group Co. Ltd., 6.55%, 03/28/24 (Call 03/28/22)(e)	200	201,708
Country Garden Holdings Co. Ltd. 4.75%, 01/17/23 (Call 01/17/21)(e)	250	251,995
4.75%, 09/28/23 (Call 09/28/20)(e)	400	400,980
6.15%, 09/17/25 (Call 09/17/23)(e)	400	418,064
6.50%, 04/08/24 (Call 04/08/22)(e)	200	212,940
7.25%, 04/04/21 (Call 11/29/19)(e)	200	200,750
8.00%, 01/27/24 (Call 09/27/21)(e)	200	219,110
Easy Tactic Ltd. 5.75%, 01/13/22 (Call 01/13/20)(e)	250	242,590
8.75%, 01/10/21(e)	400	409,272
Ezdan Sukuk Co. Ltd., 4.38%, 05/18/21(e)	400	356,356
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 11/15/20)(b)	100	94,667
Franshion Development Ltd., 6.75%, 04/15/21(b)	200	210,832
GLP Pte Ltd., 3.88%, 06/04/25(e)	200	203,674
Greenland Global Investment Ltd., 5.88%, 07/03/24(e)	450	438,804
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (Call 12/01/20)(b)	60	62,606
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(b)	150	156,058
Hunt Companies Inc., 6.25%, 02/15/26 (Call 02/15/21)(b)(d)	135	132,446
Kaisa Group Holdings Ltd. 9.38%, 06/30/24 (Call 06/30/21)(e)	400	360,248
11.25%, 04/09/22 (Call 04/09/21)(e)	400	404,400
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 12/02/19)	182	188,197

Security	Par (000)	Value

Real Estate (continued)
KWG Group Holdings Ltd., 7.88%, 09/01/23 (Call 09/01/21)(e)	$600	$616,026
Leading Affluence Ltd., 4.50%, 01/24/23(e)	250	258,320
Longfor Group Holdings Ltd., 3.95%, 09/16/29(e)	600	595,620
MAF Global Securities Ltd., 4.75%, 05/07/24(e)	200	211,426
MAF Sukuk Ltd., 4.50%, 11/03/25(e)	200	211,238
Mitsui Fudosan Co. Ltd., 2.95%, 01/23/23 (Call 12/23/22)(b)	200	203,380
Nan Fung Treasury Ltd., 5.00%, 09/05/28(e)	200	215,796
Newmark Group Inc., 6.13%, 11/15/23 (Call 10/15/23)	100	109,024
Ontario Teachers’ Cadillac Fairview Properties Trust, 3.13%, 03/20/22 (Call 02/20/22)(b)	250	255,567
Poly Real Estate Finance Ltd. 3.95%, 02/05/23(e)	200	205,064
4.75%, 09/17/23(e)	200	211,760
Realogy Group LLC/Realogy Co-Issuer Corp. 4.88%, 06/01/23 (Call 03/01/23)(b)(d)	100	97,343
5.25%, 12/01/21 (Call 12/02/19)(b)	75	75,692
9.38%, 04/01/27 (Call 04/01/22)(b)	75	73,699
Scenery Journey Ltd. 13.00%, 11/06/22 (Call 11/06/20)(e)	200	201,160
13.75%, 11/06/23 (Call 11/06/21)(e)	400	404,372
Shimao Property Holdings Ltd. 5.60%, 07/15/26 (Call 07/15/23)(e)	400	417,672
6.13%, 02/21/24 (Call 02/21/22)(e)	400	426,420
Shui On Development Holding Ltd., 5.70%, 02/06/21(e)	200	201,894
Sinochem Offshore Capital Co. Ltd., 3.12%, 05/24/22(e)	200	202,338
Sinochem Overseas Capital Co. Ltd. 4.50%, 11/12/20(b)	100	102,097
6.30%, 11/12/40(b)	200	276,890
Sino-Ocean Land Treasure Finance I Ltd., 6.00%, 07/30/24(e)	200	215,594
Sino-Ocean Land Treasure IV Ltd., 4.23%, 07/31/21, (3 mo. LIBOR US + 2.3%)(e)(g)	200	200,938
Sun Hung Kai Properties Capital Market Ltd., 3.63%, 01/16/23(e)	200	206,900
Sunac China Holdings Ltd. 7.95%, 08/08/22 (Call 08/08/20)(e)	200	204,544
7.95%, 10/11/23 (Call 10/11/21)(e)	200	203,312
8.38%, 01/15/21(e)	200	205,622
Swire Properties MTN Financing Ltd., 3.63%, 01/13/26(e)	600	627,540
Vanke Real Estate Hong Kong Co. Ltd., 3.68%, 05/25/23, (3 mo. LIBOR US + 1.550%)(e)(g)	400	401,572
Westwood Group Holdings Ltd., 4.88%, 04/19/21(e)	200	205,140
WeWork Companies Inc., 7.88%, 05/01/25(b)(d)	125	106,010
Yuzhou Properties Co. Ltd., 8.50%, 02/04/23 (Call 02/04/22)(e)	200	208,280

		17,648,539

Real Estate Investment Trusts — 1.0%
Alexandria Real Estate Equities Inc. 2.75%, 12/15/29 (Call 09/15/29)	115	114,140
3.38%, 08/15/31 (Call 05/15/31)	45	47,328
3.45%, 04/30/25 (Call 02/28/25)	175	184,327
3.80%, 04/15/26 (Call 02/15/26)	80	86,020
4.00%, 01/15/24 (Call 12/15/23)	225	240,696
4.00%, 02/01/50 (Call 08/01/49)	150	164,830
4.50%, 07/30/29 (Call 04/30/29)	200	227,962
American Campus Communities Operating Partnership LP 3.30%, 07/15/26 (Call 05/15/26)	130	134,330
3.63%, 11/15/27 (Call 08/15/27)	100	104,967

SCHEDULE OF INVESTMENTS	71

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
American Homes 4 Rent LP, 4.25%, 02/15/28 (Call 11/15/27)	$150	$162,169
American Tower Corp. 2.25%, 01/15/22	50	50,169
2.75%, 01/15/27 (Call 11/15/26)	100	100,392
2.95%, 01/15/25 (Call 12/15/24)	190	195,006
3.00%, 06/15/23	90	92,323
3.13%, 01/15/27 (Call 10/15/26)	130	133,658
3.30%, 02/15/21 (Call 01/15/21)	175	177,627
3.38%, 10/15/26 (Call 07/15/26)	110	114,628
3.45%, 09/15/21	150	153,639
3.50%, 01/31/23	255	265,391
3.55%, 07/15/27 (Call 04/15/27)	115	121,272
3.60%, 01/15/28 (Call 10/15/27)	100	105,280
3.70%, 10/15/49 (Call 04/15/49)	85	84,572
3.80%, 08/15/29 (Call 05/15/29)	170	181,761
4.00%, 06/01/25 (Call 03/01/25)	350	376,267
4.40%, 02/15/26 (Call 11/15/25)	50	54,872
4.70%, 03/15/22	25	26,463
5.00%, 02/15/24	75	82,996
5.90%, 11/01/21	50	53,674
AvalonBay Communities Inc. 2.90%, 10/15/26 (Call 07/15/26)	25	25,831
2.95%, 05/11/26 (Call 02/11/26)	95	98,446
3.30%, 06/01/29 (Call 03/01/29)	180	192,256
3.35%, 05/15/27 (Call 02/15/27)	65	68,931
3.45%, 06/01/25 (Call 03/03/25)	90	95,538
3.90%, 10/15/46 (Call 04/15/46)	225	251,566
Boston Properties LP 2.75%, 10/01/26 (Call 07/01/26)	280	283,948
2.90%, 03/15/30 (Call 12/15/29)	50	50,236
3.13%, 09/01/23 (Call 06/01/23)	150	155,088
3.20%, 01/15/25 (Call 10/15/24)	125	130,067
3.40%, 06/21/29 (Call 03/21/29)	80	84,382
3.65%, 02/01/26 (Call 11/03/25)	180	191,759
3.80%, 02/01/24 (Call 11/01/23)	100	105,951
3.85%, 02/01/23 (Call 11/01/22)	200	210,270
4.13%, 05/15/21 (Call 02/15/21)	23	23,626
4.50%, 12/01/28 (Call 09/01/28)	85	96,835
Brandywine Operating Partnership LP, 3.95%, 11/15/27 (Call 08/15/27)	125	132,360
Brixmor Operating Partnership LP 3.25%, 09/15/23 (Call 07/15/23)	25	25,793
3.65%, 06/15/24 (Call 04/15/24)	100	104,369
3.85%, 02/01/25 (Call 11/01/24)	40	42,084
3.88%, 08/15/22 (Call 06/15/22)	75	78,419
3.90%, 03/15/27 (Call 12/15/26)	155	163,423
4.13%, 06/15/26 (Call 03/15/26)	175	187,777
4.13%, 05/15/29 (Call 02/15/29)	100	108,209
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26 (Call 05/15/22)(b)	140	146,171
Camden Property Trust 3.15%, 07/01/29 (Call 04/01/29)	100	105,290
3.35%, 11/01/49 (Call 05/01/49)	110	111,525
3.50%, 09/15/24 (Call 06/15/24)(d)	100	105,540
CBL & Associates LP 4.60%, 10/15/24 (Call 07/15/24)	110	69,750
5.25%, 12/01/23 (Call 09/01/23)(d)	75	52,485
5.95%, 12/15/26 (Call 09/15/26)(d)	100	67,009

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	$360	$378,410
Columbia Property Trust Operating Partnership LP, 3.65%, 08/15/26 (Call 05/15/26)	100	102,175
CoreCivic Inc. 4.63%, 05/01/23 (Call 02/01/23)	50	46,819
4.75%, 10/15/27 (Call 07/15/27)	50	42,288
5.00%, 10/15/22 (Call 07/15/22)	75	74,398
Corporate Office Properties LP, 5.00%, 07/01/25 (Call 04/01/25)	180	194,612
Crown Castle International Corp. 2.25%, 09/01/21 (Call 08/01/21)	175	175,485
3.15%, 07/15/23 (Call 06/15/23)	100	103,013
3.40%, 02/15/21 (Call 01/15/21)	60	60,944
3.65%, 09/01/27 (Call 06/01/27)	200	212,098
3.70%, 06/15/26 (Call 03/15/26)	175	185,727
3.80%, 02/15/28 (Call 11/15/27)	45	48,250
4.00%, 03/01/27 (Call 12/01/26)	90	97,500
4.00%, 11/15/49 (Call 05/15/49)	150	157,620
4.30%, 02/15/29 (Call 11/15/28)	275	304,331
4.45%, 02/15/26 (Call 11/15/25)	75	82,477
4.75%, 05/15/47 (Call 11/15/46)	85	99,301
4.88%, 04/15/22	199	211,648
5.20%, 02/15/49 (Call 08/15/48)	55	67,491
5.25%, 01/15/23	90	98,245
CTR Partnership LP/CareTrust Capital Corp., 5.25%, 06/01/25 (Call 06/01/20)	75	78,126
CubeSmart LP 3.13%, 09/01/26 (Call 06/01/26)	225	229,684
4.38%, 02/15/29 (Call 11/15/28)	50	55,560
CyrusOne LP/CyrusOne Finance Corp. 5.00%, 03/15/24 (Call 03/15/20)	125	128,811
5.38%, 03/15/27 (Call 03/15/22)	70	74,710
Digital Realty Trust LP 3.60%, 07/01/29 (Call 04/01/29)	110	115,538
3.63%, 10/01/22 (Call 07/03/22)	100	103,677
3.70%, 08/15/27 (Call 05/15/27)	200	211,664
3.95%, 07/01/22 (Call 05/01/22)	270	281,945
4.45%, 07/15/28 (Call 04/15/28)	125	138,794
4.75%, 10/01/25 (Call 07/01/25)	50	55,395
Duke Realty LP 3.38%, 12/15/27 (Call 09/15/27)	200	209,662
4.00%, 09/15/28 (Call 06/15/28)	50	54,738
4.38%, 06/15/22 (Call 03/15/22)	237	248,511
EPR Properties 3.75%, 08/15/29 (Call 05/15/29)	170	172,718
4.50%, 06/01/27 (Call 03/01/27)	125	133,965
4.75%, 12/15/26 (Call 09/15/26)	50	54,369
4.95%, 04/15/28 (Call 01/15/28)	25	27,444
Equinix Inc. 5.38%, 01/01/22 (Call 12/02/19)	100	101,983
5.38%, 04/01/23 (Call 12/02/19)	212	216,376
5.38%, 05/15/27 (Call 05/15/22)	175	189,894
5.75%, 01/01/25 (Call 01/01/20)	60	62,005
5.88%, 01/15/26 (Call 01/15/21)	175	186,181
ERP Operating LP 2.50%, 02/15/30 (Call 11/15/29)	55	54,609
2.85%, 11/01/26 (Call 08/01/26)	79	81,368
3.00%, 04/15/23 (Call 01/15/23)	15	15,500
3.00%, 07/01/29 (Call 04/01/29)	150	155,749

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.25%, 08/01/27 (Call 05/01/27)	$50	$52,941
3.50%, 03/01/28 (Call 12/01/27)	15	16,102
4.15%, 12/01/28 (Call 09/01/28)	300	337,977
4.50%, 07/01/44 (Call 01/01/44)	60	71,997
4.50%, 06/01/45 (Call 12/01/44)	115	138,889
4.63%, 12/15/21 (Call 09/15/21)	171	179,347
ESH Hospitality Inc. 4.63%, 10/01/27 (Call 10/01/22)(b)	100	100,358
5.25%, 05/01/25 (Call 05/01/20)(b)	200	206,346
Essex Portfolio LP 3.00%, 01/15/30 (Call 10/15/29)	105	106,894
3.25%, 05/01/23 (Call 02/01/23)	100	102,812
3.50%, 04/01/25 (Call 01/01/25)	37	38,864
3.88%, 05/01/24 (Call 02/01/24)	250	265,445
4.00%, 03/01/29 (Call 12/01/28)	175	191,746
4.50%, 03/15/48 (Call 09/15/47)	80	92,710
Federal Realty Investment Trust 3.20%, 06/15/29 (Call 03/15/29)	100	104,487
3.25%, 07/15/27 (Call 04/15/27)	100	104,770
4.50%, 12/01/44 (Call 06/01/44)	120	142,426
Felcor Lodging LP, 6.00%, 06/01/25 (Call 06/01/20)	75	78,430
GEO Group Inc. (The) 5.13%, 04/01/23 (Call 12/02/19)	50	44,226
5.88%, 01/15/22 (Call 12/02/19)	59	57,169
5.88%, 10/15/24 (Call 12/02/19)	25	20,983
6.00%, 04/15/26 (Call 04/15/21)	50	39,471
GLP Capital LP/GLP Financing II Inc. 3.35%, 09/01/24 (Call 08/01/24)	75	76,111
4.00%, 01/15/30 (Call 10/15/29)	50	50,686
4.38%, 04/15/21 (Call 01/15/21)	25	25,551
5.25%, 06/01/25 (Call 03/01/25)	55	60,418
5.30%, 01/15/29 (Call 10/15/28)	60	66,506
5.38%, 11/01/23 (Call 08/01/23)	50	54,579
5.38%, 04/15/26 (Call 01/15/26)	400	440,656
5.75%, 06/01/28 (Call 03/03/28)	105	119,067
Goodman U.S. Finance Three LLC, 3.70%, 03/15/28 (Call 12/15/27)(b)	65	67,484
HAT Holdings I LLC/HAT Holdings II LLC, 5.25%, 07/15/24 (Call 07/15/21)(b)	100	105,268
HCP Inc. 3.25%, 07/15/26 (Call 05/15/26)	50	52,185
3.40%, 02/01/25 (Call 11/01/24)	125	131,429
3.50%, 07/15/29 (Call 04/15/29)	45	47,404
3.88%, 08/15/24 (Call 05/17/24)	140	149,884
4.00%, 12/01/22 (Call 10/01/22)	62	65,251
4.00%, 06/01/25 (Call 03/01/25)	150	162,561
4.20%, 03/01/24 (Call 12/01/23)	25	26,954
4.25%, 11/15/23 (Call 08/15/23)	57	61,200
6.75%, 02/01/41 (Call 08/01/40)	125	177,091
Healthcare Realty Trust Inc., 3.63%, 01/15/28 (Call 10/15/27)	50	52,408
Healthcare Trust of America Holdings LP 3.10%, 02/15/30 (Call 11/15/29)	100	100,076
3.50%, 08/01/26 (Call 05/01/26)	125	129,330
3.75%, 07/01/27 (Call 04/01/27)	115	121,499
Highwoods Realty LP 3.05%, 02/15/30 (Call 11/15/29)	200	197,968
4.13%, 03/15/28 (Call 12/15/27)	25	26,829
4.20%, 04/15/29 (Call 01/15/29)	100	107,700

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Host Hotels & Resorts LP 3.88%, 04/01/24 (Call 02/01/24)	$110	$115,861
Series E, 4.00%, 06/15/25 (Call 03/15/25)	165	175,580
Series F, 4.50%, 02/01/26 (Call 11/01/25)	75	81,625
Hudson Pacific Properties LP 3.25%, 01/15/30 (Call 10/15/29)	100	99,949
3.95%, 11/01/27	24	25,355
4.65%, 04/01/29 (Call 01/01/29)	50	55,525
Iron Mountain Inc. 4.38%, 06/01/21 (Call 11/12/19)(b)	40	40,428
4.88%, 09/15/27 (Call 09/15/22)(b)	125	128,864
4.88%, 09/15/29 (Call 09/15/24)(b)	185	189,087
5.25%, 03/15/28 (Call 12/27/22)(b)	125	131,419
5.75%, 08/15/24 (Call 11/12/19)	126	127,269
6.00%, 08/15/23 (Call 11/12/19)	100	102,337
Iron Mountain U.S. Holdings Inc., 5.38%, 06/01/26 (Call 06/01/21)(b)	50	52,061
iStar Inc. 4.75%, 10/01/24 (Call 07/01/24)	100	103,229
5.25%, 09/15/22 (Call 12/02/19)	225	231,034
6.00%, 04/01/22 (Call 12/02/19)	75	77,347
Kilroy Realty LP 3.05%, 02/15/30 (Call 11/15/29)	100	99,185
3.45%, 12/15/24 (Call 09/15/24)	50	52,112
3.80%, 01/15/23 (Call 10/15/22)	100	104,452
4.25%, 08/15/29 (Call 05/15/29)	115	126,110
4.75%, 12/15/28 (Call 09/15/28)	85	97,021
Kimco Realty Corp. 2.80%, 10/01/26 (Call 07/01/26)	135	136,251
3.20%, 05/01/21 (Call 03/01/21)	75	76,143
3.30%, 02/01/25 (Call 12/01/24)	150	156,058
3.70%, 10/01/49 (Call 04/01/49)	115	113,585
3.80%, 04/01/27 (Call 01/01/27)	100	106,679
4.25%, 04/01/45 (Call 10/01/44)	100	107,835
4.45%, 09/01/47 (Call 03/01/47)	125	139,941
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)(b)	65	67,474
5.25%, 10/01/25 (Call 10/01/20)(b)	145	148,022
5.88%, 08/01/21 (Call 12/02/19)(b)	18	18,250
Liberty Property LP, 4.38%, 02/01/29 (Call 11/01/28)	300	344,877
Life Storage LP 3.88%, 12/15/27 (Call 09/15/27)	190	200,986
4.00%, 06/15/29 (Call 03/15/29)	100	107,385
Mack-Cali Realty LP 3.15%, 05/15/23 (Call 02/15/23)	100	96,137
4.50%, 04/18/22 (Call 01/18/22)	25	25,170
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)	80	85,062
4.50%, 01/15/28 (Call 10/15/27)	75	78,941
5.63%, 05/01/24 (Call 02/01/24)	148	163,550
5.75%, 02/01/27 (Call 11/01/26)(b)	115	129,499
Mid-America Apartments LP 3.60%, 06/01/27 (Call 03/01/27)	30	31,970
3.75%, 06/15/24 (Call 03/15/24)	35	36,850
3.95%, 03/15/29 (Call 12/15/28)	120	132,282
4.20%, 06/15/28 (Call 03/15/28)	50	55,663
4.30%, 10/15/23 (Call 07/15/23)	25	26,722

SCHEDULE OF INVESTMENTS	73

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 08/01/29 (Call 08/01/24)	$115	$119,814
5.00%, 10/15/27 (Call 10/15/22)	170	179,772
5.25%, 08/01/26 (Call 08/01/21)	75	79,034
5.50%, 05/01/24 (Call 12/02/19)	58	59,644
6.38%, 03/01/24 (Call 12/02/19)	100	104,856
National Retail Properties Inc., 3.60%, 12/15/26 (Call 09/15/26)	100	105,399
Office Properties Income Trust, 4.25%, 05/15/24 (Call 02/15/24)	200	205,464
Omega Healthcare Investors Inc.
3.63%, 10/01/29 (Call 07/01/29)	105	105,858
4.38%, 08/01/23 (Call 06/01/23)	78	82,728
4.50%, 04/01/27 (Call 01/01/27)	150	161,992
4.75%, 01/15/28 (Call 10/15/27)	170	185,546
4.95%, 04/01/24 (Call 01/01/24)	100	108,315
5.25%, 01/15/26 (Call 10/15/25)	100	110,835
Physicians Realty LP, 3.95%, 01/15/28 (Call 10/15/27)	40	42,386
Prologis LP
3.75%, 11/01/25 (Call 08/01/25)	316	344,946
4.25%, 08/15/23 (Call 05/15/23)	125	134,804
Public Storage
2.37%, 09/15/22 (Call 08/15/22)	55	55,687
3.09%, 09/15/27 (Call 06/15/27)	215	226,834
3.39%, 05/01/29 (Call 02/01/29)	30	32,408
Rayonier Inc., 3.75%, 04/01/22 (Call 01/01/22)	15	15,271
Realty Income Corp.
3.00%, 01/15/27 (Call 10/15/26)	61	62,842
3.25%, 10/15/22 (Call 07/15/22)	125	129,371
3.25%, 06/15/29 (Call 03/15/29)	150	158,100
3.65%, 01/15/28 (Call 10/15/27)	105	113,246
3.88%, 07/15/24 (Call 04/15/24)	50	53,516
3.88%, 04/15/25 (Call 02/15/25)	50	54,099
4.13%, 10/15/26 (Call 07/15/26)	200	220,356
4.65%, 08/01/23 (Call 05/01/23)	50	54,371
4.65%, 03/15/47 (Call 09/15/46)	15	18,543
Regency Centers LP
2.95%, 09/15/29 (Call 06/15/29)	110	110,608
3.60%, 02/01/27 (Call 11/01/26)	150	158,673
4.40%, 02/01/47 (Call 08/01/46)	25	28,377
4.65%, 03/15/49 (Call 09/15/48)	100	120,140
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/23 (Call 12/02/19)	50	51,089
Ryman Hospitality Properties Inc., 4.75%, 10/15/27 (Call 10/15/22)(b)	100	103,413
Sabra Health Care LP, 5.13%, 08/15/26 (Call 05/15/26)	75	81,245
Sabra Health Care LP/Sabra Capital Corp.
3.90%, 10/15/29 (Call 07/15/29)	100	99,594
4.80%, 06/01/24 (Call 05/01/24)	110	115,850
SBA Communications Corp.
4.00%, 10/01/22 (Call 12/02/19)	275	280,519
4.88%, 07/15/22 (Call 12/02/19)	50	50,645
4.88%, 09/01/24 (Call 12/02/19)	125	129,830
Scentre Group Trust 1/Scentre Group Trust 2, 3.50%, 02/12/25 (Call 11/14/24)(b)	175	181,961
Senior Housing Properties Trust, 4.75%, 02/15/28 (Call 08/15/27)	155	158,576
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)	50	48,170
4.35%, 10/01/24 (Call 09/01/24)	100	102,296

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.38%, 02/15/30 (Call 08/15/29)	$15	$14,523
4.50%, 06/15/23 (Call 12/15/22)	55	57,040
4.50%, 03/15/25 (Call 09/15/24)	60	61,206
4.75%, 10/01/26 (Call 08/01/26)	50	51,338
4.95%, 10/01/29 (Call 07/01/29)	104	104,254
5.00%, 08/15/22 (Call 02/15/22)	327	342,428
5.25%, 02/15/26 (Call 08/15/25)	60	63,060
Simon Property Group LP
2.00%, 09/13/24 (Call 06/13/24)	120	119,789
2.35%, 01/30/22 (Call 10/30/21)	236	238,192
2.45%, 09/13/29 (Call 06/13/29)	115	113,967
2.50%, 07/15/21 (Call 04/15/21)	85	85,751
2.63%, 06/15/22 (Call 03/15/22)	250	254,690
2.75%, 02/01/23 (Call 11/01/22)	225	230,209
3.25%, 09/13/49 (Call 03/13/49)	65	64,407
3.30%, 01/15/26 (Call 10/15/25)	320	338,160
3.38%, 10/01/24 (Call 07/01/24)	220	232,203
3.38%, 06/15/27 (Call 03/15/27)	100	106,263
3.50%, 09/01/25 (Call 06/01/25)	40	42,663
3.75%, 02/01/24 (Call 11/01/23)	695	739,994
4.25%, 11/30/46 (Call 05/30/46)	25	29,194
6.75%, 02/01/40 (Call 11/01/39)	155	229,400
SITE Centers Corp., 3.63%, 02/01/25 (Call 11/01/24)	230	237,799
SL Green Operating Partnership LP, 3.25%, 10/15/22 (Call 09/15/22)	100	102,463
SL Green Realty Corp., 4.50%, 12/01/22 (Call 09/01/22)	240	253,001
Spirit Realty LP
3.20%, 01/15/27 (Call 11/15/26)	100	100,726
3.40%, 01/15/30 (Call 10/15/29)	105	106,033
4.00%, 07/15/29 (Call 04/15/29)	130	137,728
4.45%, 09/15/26 (Call 06/15/26)	75	80,582
Starwood Property Trust Inc.
3.63%, 02/01/21 (Call 11/01/20)	85	85,632
4.75%, 03/15/25 (Call 09/15/24)	135	140,422
5.00%, 12/15/21 (Call 09/15/21)	110	114,680
STORE Capital Corp.
4.50%, 03/15/28 (Call 12/15/27)	25	27,321
4.63%, 03/15/29 (Call 12/15/28)	60	66,221
Tanger Properties LP, 3.88%, 07/15/27 (Call 04/15/27)	50	51,179
Trust F/1401, 5.25%, 01/30/26 (Call 10/30/25)(d)(e)	200	214,164
UDR Inc.
2.95%, 09/01/26 (Call 06/01/26)	100	102,251
3.00%, 08/15/31 (Call 05/15/31)	110	111,344
3.20%, 01/15/30 (Call 10/15/29)	200	206,124
3.50%, 07/01/27 (Call 04/01/27)	35	37,094
3.50%, 01/15/28 (Call 10/15/27)	40	42,340
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 7.13%, 12/15/24 (Call 12/15/19)(b)(d)	75	62,153
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 12/02/19)(b)	100	95,193
8.25%, 10/15/23 (Call 12/02/19)	150	128,569
Ventas Realty LP
2.65%, 01/15/25 (Call 12/15/24)	35	35,438
3.00%, 01/15/30 (Call 10/15/29)	100	100,487
3.10%, 01/15/23 (Call 12/15/22)	50	51,351
3.13%, 06/15/23 (Call 03/15/23)	235	241,749
3.25%, 10/15/26 (Call 07/15/26)	135	139,674
3.50%, 04/15/24 (Call 03/15/24)	140	146,881
3.50%, 02/01/25 (Call 11/01/24)	100	105,077
3.85%, 04/01/27 (Call 01/01/27)	125	133,720

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.00%, 03/01/28 (Call 12/01/27)	$50	$54,165
4.13%, 01/15/26 (Call 10/15/25)	130	141,177
4.40%, 01/15/29 (Call 10/15/28)	60	66,991
4.88%, 04/15/49 (Call 10/15/48)	85	102,473
5.70%, 09/30/43 (Call 03/30/43)	5	6,504
Ventas Realty LP/Ventas Capital Corp., 3.25%, 08/15/22 (Call 05/15/22)	54	55,574
VEREIT Operating Partnership LP 3.95%, 08/15/27 (Call 05/15/27)	165	174,991
4.13%, 06/01/21 (Call 05/01/21)	265	271,919
4.60%, 02/06/24 (Call 11/06/23)	125	134,464
4.63%, 11/01/25 (Call 09/01/25)	75	82,279
4.88%, 06/01/26 (Call 03/01/26)	105	116,863
Vornado Realty LP, 3.50%, 01/15/25 (Call 11/15/24)	5	5,209
Washington Prime Group LP, 6.45%, 08/15/24 (Call 06/15/24)(d)	300	287,982
WEA Finance LLC 2.88%, 01/15/27 (Call 11/15/26)(b)	200	200,360
3.50%, 06/15/29 (Call 03/15/29)(b)	150	155,433
4.13%, 09/20/28 (Call 06/20/28)(b)	100	108,375
WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.75%, 09/17/24 (Call 06/17/24)(b)	310	327,509
Welltower Inc. 3.10%, 01/15/30 (Call 10/15/29)	100	101,440
3.63%, 03/15/24 (Call 02/15/24)	110	116,071
3.75%, 03/15/23 (Call 12/15/22)	89	93,241
4.00%, 06/01/25 (Call 03/01/25)	275	297,280
4.13%, 03/15/29 (Call 12/15/28)	95	104,293
4.25%, 04/01/26 (Call 01/01/26)	35	38,225
4.25%, 04/15/28 (Call 01/15/28)	150	165,817
4.95%, 09/01/48 (Call 03/01/48)	100	122,650
6.50%, 03/15/41 (Call 09/15/40)	75	102,134
Weyerhaeuser Co. 4.00%, 11/15/29 (Call 08/15/29)	230	251,167
4.63%, 09/15/23	50	54,104
7.38%, 03/15/32	350	489,552
WP Carey Inc. 3.85%, 07/15/29 (Call 04/15/29)	50	53,196
4.60%, 04/01/24 (Call 01/01/24)	250	267,570

		40,227,326

Retail — 0.8%
1011778 BC ULC/New Red Finance Inc. 3.88%, 01/15/28 (Call 09/15/22)(b)(d)	95	95,542
4.25%, 05/15/24 (Call 05/15/20)(b)	150	153,946
5.00%, 10/15/25 (Call 10/15/20)(b)	390	402,546
AAG FH LP/AAG FH Finco Inc., 9.75%, 07/15/24 (Call 04/15/24)(b)	25	23,027
Advance Auto Parts Inc., 4.50%, 12/01/23 (Call 09/01/23)	25	26,906
Alimentation Couche-Tard Inc. 2.70%, 07/26/22 (Call 06/26/22)(b)	100	101,092
3.55%, 07/26/27 (Call 04/26/27)(b)	245	254,170
4.50%, 07/26/47 (Call 01/26/47)(b)	25	27,187
Asbury Automotive Group Inc., 6.00%, 12/15/24 (Call 12/15/19)	50	51,792
AutoNation Inc. 3.35%, 01/15/21 (Call 12/15/20)	45	45,421
3.50%, 11/15/24 (Call 09/15/24)	80	82,149
3.80%, 11/15/27 (Call 08/15/27)	60	60,764
4.50%, 10/01/25 (Call 07/01/25)	135	144,237

Security	Par (000)	Value

Retail (continued)
AutoZone Inc.
3.13%, 07/15/23 (Call 04/15/23)	$25	$25,753
3.13%, 04/18/24 (Call 03/18/24)	125	129,735
3.25%, 04/15/25 (Call 01/15/25)	35	36,471
3.75%, 06/01/27 (Call 03/01/27)	195	209,358
3.75%, 04/18/29 (Call 01/18/29)	100	107,802
Banco Nacional de Comercio Exterior SNC, 3.80%, 08/11/26 (Call 08/11/21)(a)(e)	400	406,052
Beacon Roofing Supply Inc. 4.50%, 11/15/26 (Call 11/15/22)(b)	75	76,495
4.88%, 11/01/25 (Call 11/01/20)(b)(d)	150	147,546
Bed Bath & Beyond Inc. 3.75%, 08/01/24 (Call 05/01/24)(d)	125	123,701
4.92%, 08/01/34 (Call 02/01/34)(d)	35	26,637
5.17%, 08/01/44 (Call 02/01/44)	175	126,798
Best Buy Co. Inc., 4.45%, 10/01/28 (Call 07/01/28)	75	81,857
Brinker International Inc. 3.88%, 05/15/23	100	100,038
5.00%, 10/01/24 (Call 07/01/24)(b)	50	53,108
Carvana Co., 8.88%, 10/01/23 (Call 10/01/20)(b)	110	113,835
Costco Wholesale Corp. 2.15%, 05/18/21 (Call 04/18/21)	375	377,212
2.30%, 05/18/22 (Call 04/18/22)	30	30,428
2.75%, 05/18/24 (Call 03/18/24)	72	74,723
3.00%, 05/18/27 (Call 02/18/27)	25	26,584
Cumberland Farms Inc., 6.75%, 05/01/25 (Call 11/06/19)(b)	25	26,818
Darden Restaurants Inc. 3.85%, 05/01/27 (Call 02/01/27)	170	178,990
4.55%, 02/15/48 (Call 08/15/47)	50	52,324
Dollar General Corp. 3.25%, 04/15/23 (Call 01/15/23)	150	155,592
3.88%, 04/15/27 (Call 01/15/27)	130	140,015
4.13%, 05/01/28 (Call 02/01/28)	100	110,688
4.15%, 11/01/25 (Call 08/01/25)	75	82,204
Dollar Tree Inc., 3.70%, 05/15/23 (Call 04/15/23)	25	26,143
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp., 8.00%, 06/01/21 (Call 12/02/19)(b)	50	50,790
eG Global Finance PLC, 6.75%, 02/07/25 (Call 05/15/21)(b)	200	200,068
Ferrellgas LP/Ferrellgas Finance Corp. 6.50%, 05/01/21 (Call 12/02/19)(d)	75	63,542
6.75%, 01/15/22 (Call 12/02/19)(d)	45	37,954
6.75%, 06/15/23 (Call 11/15/19)(d)	68	57,457
FirstCash Inc., 5.38%, 06/01/24 (Call 06/01/20)(b)	75	77,639
GameStop Corp., 6.75%, 03/15/21 (Call 12/02/19)(b)(d)	70	69,758
Gap Inc. (The), 5.95%, 04/12/21 (Call 01/12/21)	100	104,089
Golden Nugget Inc. 6.75%, 10/15/24 (Call 12/02/19)(b)	200	206,290
8.75%, 10/01/25 (Call 10/01/20)(b)	100	105,420
Group 1 Automotive Inc., 5.00%, 06/01/22 (Call 12/02/19)	50	50,601
Guitar Center Inc., 9.50%, 10/15/21 (Call 12/02/19)(b)	75	69,736
Home Depot Inc. (The) 2.00%, 04/01/21 (Call 03/01/21)	330	331,218
2.63%, 06/01/22 (Call 05/01/22)	340	347,419
2.70%, 04/01/23 (Call 01/01/23)	400	411,648
2.80%, 09/14/27 (Call 06/14/27)	300	314,244
2.95%, 06/15/29 (Call 03/15/29)	60	63,001
3.00%, 04/01/26 (Call 01/01/26)	210	221,143
3.25%, 03/01/22	50	51,741

SCHEDULE OF INVESTMENTS	75

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
3.35%, 09/15/25 (Call 06/15/25)	$225	$241,083
3.50%, 09/15/56 (Call 03/15/56)	135	144,129
3.75%, 02/15/24 (Call 11/15/23)	60	64,547
3.90%, 12/06/28 (Call 09/06/28)	235	266,236
3.90%, 06/15/47 (Call 12/15/46)	175	201,182
4.20%, 04/01/43 (Call 10/01/42)	200	234,198
4.25%, 04/01/46 (Call 10/01/45)	335	400,874
4.40%, 04/01/21 (Call 01/01/21)	25	25,758
4.40%, 03/15/45 (Call 09/15/44)	315	380,366
4.50%, 12/06/48 (Call 06/06/48)	100	125,290
4.88%, 02/15/44 (Call 08/15/43)	50	64,249
5.40%, 09/15/40 (Call 03/15/40)	33	44,364
5.88%, 12/16/36	340	472,685
5.95%, 04/01/41 (Call 10/01/40)	25	35,682
IRB Holding Corp., 6.75%, 02/15/26 (Call 02/15/21)(b)	70	71,225
JC Penney Corp. Inc.
5.88%, 07/01/23 (Call 12/02/19)(b)	100	87,806
6.38%, 10/15/36	25	8,517
7.40%, 04/01/37(d)	25	8,748
7.63%, 03/01/97	25	7,198
8.63%, 03/15/25 (Call 03/15/21)(b)	25	15,991
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)(b)(d)	50	52,246
5.00%, 06/01/24 (Call 12/02/19)(b)	120	124,630
5.25%, 06/01/26 (Call 06/01/21)(b)	125	132,357
KGA Escrow LLC, 7.50%, 08/15/23 (Call 08/15/20)(b)	50	53,496
Kohl’s Corp.
4.25%, 07/17/25 (Call 04/17/25)(d)	285	303,827
5.55%, 07/17/45 (Call 01/17/45)	75	77,355
L Brands Inc.
5.25%, 02/01/28(d)	100	93,283
5.63%, 02/15/22	125	132,210
5.63%, 10/15/23	100	106,240
6.63%, 04/01/21	85	89,661
6.69%, 01/15/27	75	74,277
6.75%, 07/01/36	75	63,034
6.88%, 11/01/35	150	127,530
6.95%, 03/01/33	50	40,016
7.50%, 06/15/29 (Call 06/15/24)	75	74,472
7.60%, 07/15/37	25	21,084
Lithia Motors Inc., 5.25%, 08/01/25 (Call 08/01/20)(b)	25	26,332
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)	105	105,427
3.10%, 05/03/27 (Call 02/03/27)	300	312,528
3.12%, 04/15/22 (Call 01/15/22)	50	51,274
3.13%, 09/15/24 (Call 06/15/24)	75	78,134
3.38%, 09/15/25 (Call 06/15/25)	200	211,918
3.65%, 04/05/29 (Call 01/05/29)	290	311,764
3.70%, 04/15/46 (Call 10/15/45)	210	211,130
4.05%, 05/03/47 (Call 11/03/46)	320	340,035
4.25%, 09/15/44 (Call 03/15/44)	55	59,060
4.38%, 09/15/45 (Call 03/15/45)	75	82,653
4.55%, 04/05/49 (Call 10/05/48)	160	183,485
4.65%, 04/15/42 (Call 10/15/41)	185	210,375
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)(d)	250	248,370
3.63%, 06/01/24 (Call 03/01/24)	190	190,859
3.88%, 01/15/22 (Call 10/15/21)	75	76,699
4.50%, 12/15/34 (Call 06/15/34)	15	14,121

Security	Par (000)	Value

Retail (continued)
McDonald’s Corp.
2.63%, 01/15/22	$50	$50,773
2.63%, 09/01/29 (Call 06/01/29)	200	200,854
2.75%, 12/09/20 (Call 11/09/20)	110	110,980
3.35%, 04/01/23 (Call 03/01/23)	265	276,877
3.38%, 05/26/25 (Call 02/26/25)	146	154,887
3.50%, 03/01/27 (Call 12/01/26)	25	26,813
3.63%, 05/01/43	85	86,558
3.63%, 09/01/49 (Call 03/01/49)	185	188,086
3.70%, 01/30/26 (Call 10/30/25)	345	372,617
3.70%, 02/15/42	35	35,975
3.80%, 04/01/28 (Call 01/01/28)	320	351,750
4.45%, 09/01/48 (Call 03/01/48)	50	57,912
4.60%, 05/26/45 (Call 11/26/44)	50	58,238
4.70%, 12/09/35 (Call 06/09/35)	105	124,906
4.88%, 07/15/40	50	59,120
4.88%, 12/09/45 (Call 06/09/45)	561	683,169
5.70%, 02/01/39	25	32,437
6.30%, 10/15/37	50	68,473
6.30%, 03/01/38	125	171,546
Men’s Wearhouse Inc. (The), 7.00%, 07/01/22 (Call 12/02/19)	3	2,940
Michaels Stores Inc., 8.00%, 07/15/27 (Call 07/15/22)(b)	70	69,194
Murphy Oil USA Inc.
4.75%, 09/15/29 (Call 09/15/24)	50	52,183
5.63%, 05/01/27 (Call 05/01/22)	50	53,594
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, 8.00%, 10/25/24 (Call 12/02/19)(b)	41	11,068
Nordstrom Inc.
5.00%, 01/15/44 (Call 07/15/43)	235	226,841
6.95%, 03/15/28	50	60,619
O’Reilly Automotive Inc.
3.55%, 03/15/26 (Call 12/15/25)	25	26,479
3.60%, 09/01/27 (Call 06/01/27)	196	209,475
3.90%, 06/01/29 (Call 03/01/29)	300	329,505
Party City Holdings Inc.
6.13%, 08/15/23 (Call 12/02/19)(b)(d)	25	25,172
6.63%, 08/01/26 (Call 08/01/21)(b)(d)	95	92,370
Penske Automotive Group Inc.
5.38%, 12/01/24 (Call 12/02/19)	25	25,701
5.50%, 05/15/26 (Call 05/15/21)(d)	50	52,482
5.75%, 10/01/22 (Call 12/02/19)	65	65,822
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)(b)	167	164,752
7.13%, 03/15/23 (Call 12/02/19)(b)	275	256,930
8.88%, 06/01/25 (Call 06/01/20)(b)(d)	125	117,739
PriSo Acquisition Corp., 9.00%, 05/15/23 (Call 12/02/19)(b)(d)	50	45,976
QVC Inc. 4.38%, 03/15/23	100	103,796
4.45%, 02/15/25 (Call 11/15/24)	155	162,003
4.85%, 04/01/24	160	169,088
5.13%, 07/02/22	230	242,054
5.45%, 08/15/34 (Call 02/15/34)	50	50,264
Rite Aid Corp., 6.13%, 04/01/23 (Call 12/02/19)(b)	225	192,073
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/20)	125	129,449
Sonic Automotive Inc., 6.13%, 03/15/27 (Call 03/15/22)(d)	25	25,992
SRS Distribution Inc., 8.25%, 07/01/26 (Call 07/01/21)(b)(d).	65	65,149

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Staples Inc.
7.50%, 04/15/26 (Call 04/15/22)(b)	$300	$312,324
10.75%, 04/15/27 (Call 04/15/22)(b)	155	161,022
Starbucks Corp.
2.10%, 02/04/21 (Call 01/04/21)	155	155,394
2.45%, 06/15/26 (Call 03/15/26)	145	146,234
3.10%, 03/01/23 (Call 02/01/23)	115	119,066
3.50%, 03/01/28 (Call 12/01/27)	50	53,751
3.55%, 08/15/29 (Call 05/15/29)	220	238,324
3.75%, 12/01/47 (Call 06/01/47)	130	134,111
3.80%, 08/15/25 (Call 06/15/25)	334	362,086
3.85%, 10/01/23 (Call 07/01/23)	166	176,793
4.00%, 11/15/28 (Call 08/15/28)	150	167,851
4.45%, 08/15/49 (Call 02/15/49)	150	173,257
4.50%, 11/15/48 (Call 05/15/48)	100	115,838
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 12/02/19)	25	25,599
5.88%, 03/01/27 (Call 03/01/22)	100	103,739
Superior Plus LP/Superior General Partner Inc., 7.00%, 07/15/26 (Call 07/15/21)(b)	45	48,308
Target Corp.
2.50%, 04/15/26	200	205,230
2.90%, 01/15/22	100	102,554
3.38%, 04/15/29 (Call 01/15/29)	100	108,833
3.50%, 07/01/24	480	514,762
3.63%, 04/15/46	400	437,840
3.90%, 11/15/47 (Call 05/15/47)	75	85,809
4.00%, 07/01/42	185	212,058
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)	275	275,863
Walgreens Boots Alliance Inc.
3.30%, 11/18/21 (Call 09/18/21)	515	526,371
3.45%, 06/01/26 (Call 03/01/26)	275	284,933
3.80%, 11/18/24 (Call 08/18/24)(d)	510	540,289
4.50%, 11/18/34 (Call 05/18/34)	145	155,904
4.65%, 06/01/46 (Call 12/01/45)	75	78,688
4.80%, 11/18/44 (Call 05/18/44)	300	320,112
Walmart Inc.
1.90%, 12/15/20	303	303,727
2.35%, 12/15/22 (Call 11/15/22)	25	25,418
2.38%, 09/24/29 (Call 06/24/29)	285	287,554
2.55%, 04/11/23 (Call 01/11/23)	310	317,161
2.65%, 12/15/24 (Call 10/15/24)	175	181,015
2.85%, 07/08/24 (Call 06/08/24)	810	844,708
3.05%, 07/08/26 (Call 05/08/26)	300	319,065
3.13%, 06/23/21	185	189,249
3.25%, 07/08/29 (Call 04/08/29)	335	362,497
3.30%, 04/22/24 (Call 01/22/24)	450	475,879
3.40%, 06/26/23 (Call 05/26/23)	270	284,575
3.55%, 06/26/25 (Call 04/26/25)	334	362,216
3.63%, 12/15/47 (Call 06/15/47)	165	184,823
3.70%, 06/26/28 (Call 03/26/28)	560	622,703
3.95%, 06/28/38 (Call 12/28/37)	430	502,588
4.05%, 06/29/48 (Call 12/29/47)	410	492,094
4.30%, 04/22/44 (Call 10/22/43)	125	151,932
5.00%, 10/25/40	310	407,250
5.25%, 09/01/35	115	151,659
5.88%, 04/05/27	12	14,928
6.20%, 04/15/38	75	111,211

Security	Par (000)	Value

Retail (continued)
Yum! Brands Inc.
3.75%, 11/01/21 (Call 08/01/21)	$25	$25,551
3.88%, 11/01/20 (Call 08/01/20)	25	25,252
3.88%, 11/01/23 (Call 08/01/23)	25	25,881
4.75%, 01/15/30 (Call 10/15/29)(b)	120	125,822
5.35%, 11/01/43 (Call 05/01/43)(d)	75	73,471
6.88%, 11/15/37	100	114,375

		33,995,682

Savings & Loans — 0.0%
Nationwide Building Society
3.77%, 03/08/24 (Call 03/08/23)(a)(b)	200	207,200
3.96%, 07/18/30 (Call 07/18/29)(a)(b)	300	322,218
4.13%, 10/18/32 (Call 10/18/27)(a)(b)	250	255,638
4.30%, 03/08/29 (Call 03/08/28)(a)(b)	225	245,520
4.36%, 08/01/24 (Call 08/01/23)(a)(b)	200	212,016

		1,242,592

Semiconductors — 0.4%
Advanced Micro Devices Inc.
7.00%, 07/01/24 (Call 11/15/19)(d)	24	24,931
7.50%, 08/15/22	41	46,161
Amkor Technology Inc., 6.63%, 09/15/27 (Call 03/15/22)(b)	100	109,519
Analog Devices Inc.
2.50%, 12/05/21 (Call 11/05/21)	10	10,083
2.95%, 01/12/21	325	328,126
3.13%, 12/05/23 (Call 10/05/23)	205	212,072
3.50%, 12/05/26 (Call 09/05/26)	225	236,740
3.90%, 12/15/25 (Call 09/15/25)	175	189,142
5.30%, 12/15/45 (Call 06/15/45)	115	143,385
Applied Materials Inc.
3.30%, 04/01/27 (Call 01/01/27)	140	149,523
3.90%, 10/01/25 (Call 07/01/25)	155	169,620
4.35%, 04/01/47 (Call 10/01/46)	95	115,280
5.10%, 10/01/35 (Call 04/01/35)	44	55,955
5.85%, 06/15/41	50	68,161
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20%, 01/15/21	170	169,917
2.65%, 01/15/23 (Call 12/15/22)	304	304,623
3.00%, 01/15/22 (Call 12/15/21)	1,075	1,088,835
3.13%, 01/15/25 (Call 11/15/24)	245	244,924
3.50%, 01/15/28 (Call 10/15/27)	133	130,107
3.63%, 01/15/24 (Call 11/15/23)	1,590	1,636,492
3.88%, 01/15/27 (Call 10/15/26)	700	707,042
Broadcom Inc.
3.13%, 10/15/22(b)	15	15,277
3.63%, 10/15/24 (Call 09/15/24)(b)	15	15,428
4.25%, 04/15/26 (Call 02/15/26)(b)	10	10,436
4.75%, 04/15/29 (Call 01/15/29)(b)	95	100,704
Entegris Inc., 4.63%, 02/10/26 (Call 11/10/20)(b)	75	77,347
Intel Corp.
1.70%, 05/19/21 (Call 04/19/21)	100	99,952
2.35%, 05/11/22 (Call 04/11/22)	15	15,210
2.60%, 05/19/26 (Call 02/19/26)	35	36,041
2.70%, 12/15/22	65	66,847
2.88%, 05/11/24 (Call 03/11/24)	175	182,112
3.10%, 07/29/22	200	207,054
3.15%, 05/11/27 (Call 02/11/27)	350	373,555
3.30%, 10/01/21	50	51,447
3.70%, 07/29/25 (Call 04/29/25)	515	560,495
3.73%, 12/08/47 (Call 06/08/47)	803	902,018

SCHEDULE OF INVESTMENTS	77

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
4.00%, 12/15/32	$82	$95,200
4.10%, 05/19/46 (Call 11/19/45)	80	93,736
4.10%, 05/11/47 (Call 11/11/46)	115	134,473
4.80%, 10/01/41	135	170,122
KLA Corp.
4.10%, 03/15/29 (Call 12/15/28)	95	104,881
4.13%, 11/01/21 (Call 09/01/21)	130	134,662
4.65%, 11/01/24 (Call 08/01/24)	190	209,813
5.00%, 03/15/49 (Call 09/15/48)	50	60,864
Lam Research Corp.
3.80%, 03/15/25 (Call 12/15/24)	205	219,239
4.00%, 03/15/29 (Call 12/15/28)	100	110,482
4.88%, 03/15/49 (Call 09/15/48)	60	73,897
Maxim Integrated Products Inc., 3.45%, 06/15/27 (Call 03/15/27)	45	46,345
Microchip Technology Inc.
3.92%, 06/01/21	800	818,536
4.33%, 06/01/23 (Call 05/01/23)	280	295,392
Micron Technology Inc.
4.19%, 02/15/27 (Call 12/15/26)	125	130,427
4.64%, 02/06/24 (Call 01/06/24)	55	58,866
4.66%, 02/15/30 (Call 11/15/29)	100	105,085
4.98%, 02/06/26 (Call 12/06/25)	75	81,253
5.33%, 02/06/29 (Call 11/06/28)	125	138,354
5.50%, 02/01/25 (Call 11/18/19)	75	77,038
NVIDIA Corp.
2.20%, 09/16/21 (Call 08/16/21)	162	162,706
3.20%, 09/16/26 (Call 06/16/26)	225	237,175
NXP BV/NXP Funding LLC
4.13%, 06/01/21(b)	410	421,472
4.63%, 06/01/23(b)	575	613,289
5.35%, 03/01/26 (Call 01/01/26)(b)	160	180,182
5.55%, 12/01/28 (Call 09/01/28)(b)	165	191,166
NXP BV/NXP Funding LLC/NXP USA Inc.
3.88%, 06/18/26 (Call 04/18/26)(b)	10	10,498
4.30%, 06/18/29 (Call 03/18/29)(b)	55	58,631
Qorvo Inc.
4.38%, 10/15/29 (Call 10/15/24)(b)	100	100,614
5.50%, 07/15/26 (Call 07/15/21)	100	106,884
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)	550	559,850
2.90%, 05/20/24 (Call 03/20/24)	175	180,738
3.00%, 05/20/22	110	113,018
3.25%, 05/20/27 (Call 02/20/27)	295	310,340
3.45%, 05/20/25 (Call 02/20/25)	240	254,518
4.30%, 05/20/47 (Call 11/20/46)	90	101,215
4.65%, 05/20/35 (Call 11/20/34)	165	194,977
4.80%, 05/20/45 (Call 11/20/44)	430	513,510
Texas Instruments Inc.
1.85%, 05/15/22 (Call 04/15/22)	5	5,008
2.25%, 09/04/29 (Call 06/04/29)	50	49,497
2.75%, 03/12/21 (Call 02/12/21)	40	40,512
2.90%, 11/03/27 (Call 08/03/27)	225	237,492
3.88%, 03/15/39 (Call 09/15/38)	250	285,550
4.15%, 05/15/48 (Call 11/15/47)	25	30,273
Xilinx Inc., 2.95%, 06/01/24 (Call 04/01/24)	50	51,687

		17,024,028

Security	Par (000)	Value

Shipbuilding — 0.0%
Huntington Ingalls Industries Inc.
3.48%, 12/01/27 (Call 09/01/27)	$125	$131,171
5.00%, 11/15/25 (Call 11/15/20)(b)	205	215,230

		346,401

Software — 0.6%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 08/15/21)(b)	35	37,122
Activision Blizzard Inc.
2.30%, 09/15/21 (Call 08/15/21)	170	170,923
3.40%, 09/15/26 (Call 06/15/26)	335	352,283
4.50%, 06/15/47 (Call 12/15/46)	50	56,558
Adobe Inc., 3.25%, 02/01/25 (Call 11/01/24)	150	158,589
Ascend Learning LLC, 6.88%, 08/01/25 (Call 08/01/20)(b)(d)	55	57,614
Autodesk Inc.
3.50%, 06/15/27 (Call 03/15/27)	135	139,973
3.60%, 12/15/22 (Call 09/15/22)	25	25,864
4.38%, 06/15/25 (Call 03/15/25)	115	125,803
Blackboard Inc., 9.75%, 10/15/21 (Call 11/14/19)(b)(d)	25	25,097
Broadridge Financial Solutions Inc., 3.40%, 06/27/26 (Call 03/27/26)	30	31,470
CA Inc.
3.60%, 08/15/22 (Call 07/15/22)	185	188,391
4.70%, 03/15/27 (Call 12/15/26)	75	79,373
Camelot Finance SA, 4.50%, 11/01/26 (Call 11/01/22)(b)	40	40,428
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)	50	52,466
5.00%, 10/15/24 (Call 07/15/24)	100	108,061
5.25%, 05/15/29 (Call 05/15/24)(b)	75	79,765
5.88%, 06/15/26 (Call 06/15/21)	70	75,069
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(b)	140	143,255
Citrix Systems Inc., 4.50%, 12/01/27 (Call 09/01/27)	125	136,504
Donnelley Financial Solutions Inc., 8.25%, 10/15/24 (Call 10/15/21)	60	62,726
Dun & Bradstreet Corp./The
6.88%, 08/15/26 (Call 02/15/22)(b)	100	109,299
10.25%, 02/15/27 (Call 02/15/22)(b)	135	148,138
Electronic Arts Inc., 3.70%, 03/01/21 (Call 02/01/21)	45	45,923
Fair Isaac Corp., 5.25%, 05/15/26 (Call 02/15/26)(b)	55	59,401
Fidelity National Information Services Inc.
2.25%, 08/15/21 (Call 07/15/21)	55	55,188
3.00%, 08/15/26 (Call 05/15/26)	210	217,337
3.50%, 04/15/23 (Call 01/15/23)	70	72,960
3.75%, 05/21/29 (Call 02/21/29)	50	54,394
4.50%, 08/15/46 (Call 02/15/46)	75	86,733
5.00%, 10/15/25 (Call 07/15/25)	315	359,850
Series 30Y, 4.75%, 05/15/48 (Call 11/15/47)	85	101,825
Fiserv Inc.
2.75%, 07/01/24 (Call 06/01/24)	180	183,843
3.20%, 07/01/26 (Call 05/01/26)	115	120,093
3.50%, 07/01/29 (Call 04/01/29)	305	322,464
3.80%, 10/01/23 (Call 09/01/23)	500	529,420
3.85%, 06/01/25 (Call 03/01/25)	100	107,824
4.20%, 10/01/28 (Call 07/01/28)	75	83,441
4.40%, 07/01/49 (Call 01/01/49)	280	313,373
Genesys Telecommunications Laboratories Inc./Greeneden Lux 3 Sarl/Greeneden U.S. Ho, 10.00%, 11/30/24 (Call 12/02/19)(b)	105	113,391
Granite Merger Sub 2 Inc., 11.00%, 07/15/27 (Call 07/15/22)(b)	50	49,303

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Infor U.S. Inc., 6.50%, 05/15/22 (Call 11/15/19)	$225	$228,665
Informatica LLC, 7.13%, 07/15/23 (Call 11/15/19)(b)	125	127,110
IQVIA Inc., 5.00%, 10/15/26 (Call 10/15/21)(b)	200	211,592
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., 6.00%, 07/15/25 (Call 07/15/20)(b)	90	95,540
Microsoft Corp.
1.55%, 08/08/21 (Call 07/08/21)	240	239,674
2.00%, 11/03/20 (Call 10/03/20)	230	230,540
2.00%, 08/08/23 (Call 06/08/23)	95	95,934
2.38%, 02/12/22 (Call 01/12/22)	100	101,482
2.38%, 05/01/23 (Call 02/01/23)	545	556,358
2.40%, 02/06/22 (Call 01/06/22)	135	137,041
2.40%, 08/08/26 (Call 05/08/26)	425	435,744
2.65%, 11/03/22 (Call 09/03/22)	370	379,927
2.70%, 02/12/25 (Call 11/12/24)	75	78,106
2.88%, 02/06/24 (Call 12/06/23)	640	667,686
3.13%, 11/03/25 (Call 08/03/25)	220	234,769
3.30%, 02/06/27 (Call 11/06/26)	835	903,896
3.45%, 08/08/36 (Call 02/08/36)	485	532,011
3.50%, 02/12/35 (Call 08/12/34)	125	137,694
3.50%, 11/15/42	75	82,645
3.63%, 12/15/23 (Call 09/15/23)	205	219,569
3.70%, 08/08/46 (Call 02/08/46)	470	537,591
3.75%, 05/01/43 (Call 11/01/42)	150	170,613
3.75%, 02/12/45 (Call 08/12/44)	400	457,828
3.95%, 08/08/56 (Call 02/08/56)	165	194,918
4.00%, 02/12/55 (Call 08/12/54)	625	747,887
4.10%, 02/06/37 (Call 08/06/36)	235	278,527
4.20%, 11/03/35 (Call 05/03/35)	125	148,665
4.25%, 02/06/47 (Call 08/06/46)	247	306,683
4.45%, 11/03/45 (Call 05/03/45)	420	534,652
4.50%, 10/01/40	126	157,809
4.50%, 02/06/57 (Call 08/06/56)	202	262,570
4.75%, 11/03/55 (Call 05/03/55)	430	577,941
4.88%, 12/15/43 (Call 06/15/43)	155	203,679
5.20%, 06/01/39	25	33,747
5.30%, 02/08/41	25	34,331
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)(b)	75	78,683
5.25%, 11/15/24 (Call 12/02/19)(b)	50	51,491
5.38%, 05/15/27 (Call 05/15/22)(b)	150	160,765
5.75%, 08/15/25 (Call 08/15/20)(b)	100	105,238
Nuance Communications Inc., 5.63%, 12/15/26 (Call 12/15/21)	100	106,180
Open Text Corp.
5.63%, 01/15/23 (Call 12/02/19)(b)	125	127,691
5.88%, 06/01/26 (Call 06/01/21)(b)	145	154,919
Oracle Corp.
1.90%, 09/15/21 (Call 08/15/21)	680	681,578
2.40%, 09/15/23 (Call 07/15/23)	175	177,621
2.50%, 05/15/22 (Call 03/15/22)	765	776,911
2.50%, 10/15/22	317	322,972
2.63%, 02/15/23 (Call 01/15/23)	185	189,092
2.65%, 07/15/26 (Call 04/15/26)	570	584,826
2.80%, 07/08/21	25	25,431
2.95%, 11/15/24 (Call 09/15/24)	250	260,360
2.95%, 05/15/25 (Call 02/15/25)	237	246,897
3.25%, 11/15/27 (Call 08/15/27)	85	90,549
3.40%, 07/08/24 (Call 04/08/24)	15	15,892
3.63%, 07/15/23	210	222,482

Security	Par (000)	Value

Software (continued)
3.80%, 11/15/37 (Call 05/15/37)	$260	$285,776
3.85%, 07/15/36 (Call 01/15/36)	255	281,375
3.90%, 05/15/35 (Call 11/15/34)	225	251,316
4.00%, 07/15/46 (Call 01/15/46)	375	417,810
4.00%, 11/15/47 (Call 05/15/47)	760	851,983
4.13%, 05/15/45 (Call 11/15/44)	100	112,931
4.30%, 07/08/34 (Call 01/08/34)	235	275,615
4.38%, 05/15/55 (Call 11/15/54)	175	207,534
4.50%, 07/08/44 (Call 01/08/44)	195	231,880
5.38%, 07/15/40	205	266,322
6.13%, 07/08/39	175	246,920
6.50%, 04/15/38	47	67,943
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 12/02/19)(b)(d)	175	159,586
Riverbed Technology Inc., 8.88%, 03/01/23 (Call 12/02/19)(b)	75	33,929
salesforce.com Inc.
3.25%, 04/11/23 (Call 03/11/23)	125	130,334
3.70%, 04/11/28 (Call 01/11/28)	320	353,606
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 12/02/19)(b)	305	318,682
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(b)	295	314,821
TIBCO Software Inc., 11.38%, 12/01/21 (Call 12/02/19)(b)	75	77,703
Veritas U.S. Inc./Veritas Bermuda Ltd., 10.50%, 02/01/24 (Call 11/12/19)(b)(d)	200	189,464
VMware Inc.
2.95%, 08/21/22 (Call 07/21/22)	195	198,159
3.90%, 08/21/27 (Call 05/21/27)	50	51,732

		25,329,957

Storage & Warehousing — 0.0%
LBC Tank Terminals Holding Netherlands BV, 6.88%, 05/15/23 (Call 12/02/19)(b)	200	202,272

Telecommunications — 1.6%
Altice France SA/France
5.50%, 01/15/28 (Call 09/15/22)(b)	200	203,688
7.38%, 05/01/26 (Call 05/01/21)(b)	800	856,600
8.13%, 02/01/27 (Call 02/01/22)(b)	200	221,778
America Movil SAB de CV
3.63%, 04/22/29 (Call 01/22/29)	210	224,530
4.38%, 04/22/49 (Call 10/22/48)	225	259,949
6.13%, 11/15/37	325	435,545
6.38%, 03/01/35	130	175,973
AT&T Inc.
2.80%, 02/17/21 (Call 01/17/21)	350	353,605
2.95%, 07/15/26 (Call 04/15/26)	100	102,011
3.00%, 02/15/22	108	110,390
3.00%, 06/30/22 (Call 04/30/22)	1,015	1,038,528
3.20%, 03/01/22 (Call 02/01/22)	120	123,116
3.40%, 06/15/22	275	284,320
3.40%, 05/15/25 (Call 02/15/25)	830	870,130
3.55%, 06/01/24 (Call 03/01/24)	315	330,615
3.60%, 02/17/23 (Call 12/17/22)	160	167,203
3.60%, 07/15/25 (Call 04/15/25)	295	311,712
3.80%, 03/15/22	75	78,047
3.80%, 03/01/24 (Call 01/01/24)	165	174,836
3.80%, 02/15/27 (Call 11/15/26)	225	240,718
3.88%, 08/15/21	81	83,641
3.88%, 01/15/26 (Call 10/15/25)	170	181,402

SCHEDULE OF INVESTMENTS	79

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
3.90%, 03/11/24 (Call 12/11/23)	$175	$185,917
3.95%, 01/15/25 (Call 10/15/24)	210	224,706
4.10%, 02/15/28 (Call 11/15/27)	381	413,972
4.13%, 02/17/26 (Call 11/17/25)	315	341,759
4.25%, 03/01/27 (Call 12/01/26)	315	344,764
4.30%, 02/15/30 (Call 11/15/29)	252	277,535
4.30%, 12/15/42 (Call 06/15/42)	250	263,252
4.35%, 03/01/29 (Call 12/01/28)	315	347,587
4.35%, 06/15/45 (Call 12/15/44)	550	579,947
4.45%, 05/15/21	75	77,834
4.45%, 04/01/24 (Call 01/01/24)	240	260,206
4.50%, 05/15/35 (Call 11/15/34)	1,345	1,479,070
4.50%, 03/09/48 (Call 09/09/47)	650	694,765
4.55%, 03/09/49 (Call 09/09/48)	310	333,724
4.65%, 06/01/44 (Call 12/01/43)	285	307,042
4.75%, 05/15/46 (Call 11/15/45)	485	538,272
4.80%, 06/15/44 (Call 12/15/43)	225	250,675
4.85%, 03/01/39 (Call 09/01/38)	363	411,613
4.85%, 07/15/45 (Call 01/15/45)	165	184,388
4.90%, 08/15/37 (Call 02/14/37)	105	119,230
4.90%, 06/15/42	119	133,729
5.15%, 03/15/42	130	149,991
5.15%, 11/15/46 (Call 05/15/46)	417	483,607
5.15%, 02/15/50 (Call 08/14/49)	225	261,571
5.25%, 03/01/37 (Call 09/01/36)	225	265,369
5.30%, 08/15/58 (Call 02/14/58)	200	235,706
5.35%, 09/01/40	228	270,294
5.38%, 10/15/41	100	116,653
5.45%, 03/01/47 (Call 09/01/46)	225	271,964
5.55%, 08/15/41	45	54,262
5.65%, 02/15/47 (Call 08/15/46)	265	330,185
5.70%, 03/01/57 (Call 09/01/56)	180	226,305
6.00%, 08/15/40 (Call 05/15/40)	60	75,325
6.25%, 03/29/41	125	159,768
6.35%, 03/15/40	100	129,375
6.38%, 03/01/41	175	227,064
6.55%, 02/15/39	25	32,740
Bell Canada Inc.
4.30%, 07/29/49 (Call 01/29/49)	90	101,939
4.46%, 04/01/48 (Call 10/01/47)	161	186,688
Bharti Airtel Ltd., 4.38%, 06/10/25(e)	300	302,043
British Telecommunications PLC
4.50%, 12/04/23 (Call 11/04/23)	200	215,622
9.63%, 12/15/30	350	537,183
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 09/15/22)(b)	200	210,674
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)(d)	119	125,538
Series G, 6.88%, 01/15/28	95	101,078
Series P, 7.60%, 09/15/39	100	101,703
Series S, 6.45%, 06/15/21	200	210,518
Series T, 5.80%, 03/15/22	221	233,433
Series U, 7.65%, 03/15/42	75	76,143
Series W, 6.75%, 12/01/23	100	111,373
Series Y, 7.50%, 04/01/24 (Call 01/01/24)	150	170,240
Cincinnati Bell Inc.
7.00%, 07/15/24 (Call 12/02/19)(b)(d)	100	90,814
8.00%, 10/15/25 (Call 10/15/20)(b)	75	66,881
Cisco Systems Inc.
1.85%, 09/20/21 (Call 08/20/21)	50	50,078

Security	Par (000)	Value

Telecommunications (continued)
2.20%, 02/28/21	$940	$945,537
2.20%, 09/20/23 (Call 07/20/23)	240	243,336
2.50%, 09/20/26 (Call 06/20/26)	200	205,974
2.60%, 02/28/23	100	102,499
2.95%, 02/28/26	360	380,016
3.00%, 06/15/22	15	15,476
3.63%, 03/04/24	100	107,396
5.50%, 01/15/40	350	482,594
5.90%, 02/15/39	225	317,767
Colombia Telecomunicaciones SA ESP, 5.38%, 09/27/22 (Call 11/29/19)(e)	200	202,296
CommScope Inc.
5.00%, 06/15/21 (Call 11/12/19)(b)	38	37,996
5.50%, 03/01/24 (Call 03/01/21)(b)	152	154,231
5.50%, 06/15/24 (Call 11/12/19)(b)	150	142,023
6.00%, 03/01/26 (Call 03/01/22)(b)	220	226,030
8.25%, 03/01/27 (Call 03/01/22)(b)	160	151,464
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(b)	125	102,220
6.00%, 06/15/25 (Call 06/15/20)(b)	225	200,126
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(b)	300	310,518
Consolidated Communications Inc., 6.50%, 10/01/22 (Call 12/02/19)(d)	100	90,238
Corning Inc.
2.90%, 05/15/22 (Call 03/15/22)	145	148,096
4.38%, 11/15/57 (Call 05/15/57)	135	142,094
4.75%, 03/15/42	75	85,659
5.35%, 11/15/48 (Call 05/15/48)	50	64,968
5.75%, 08/15/40	110	135,849
5.85%, 11/15/68 (Call 05/15/68)	125	150,575
Deutsche Telekom International Finance BV
4.38%, 06/21/28 (Call 03/21/28)(b)	250	279,335
8.75%, 06/15/30	646	956,190
9.25%, 06/01/32	150	236,305
Digicel Group One Ltd., 8.25%, 12/30/22 (Call 12/30/20)(e).	202	119,247
Digicel Group Two Ltd., 8.25%, 09/30/22 (Call 09/30/20)(e)	98	25,418
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24 (Call 05/25/21)(e)	200	189,676
Digicel Ltd., 6.00%, 04/15/21 (Call 11/29/19)(e)	450	335,569
Embarq Corp., 8.00%, 06/01/36	215	212,768
Empresa Nacional de Telecomunicaciones SA, 4.88%, 10/30/24(e)	200	209,396
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)	50	23,083
6.88%, 01/15/25 (Call 10/15/24)	100	45,231
7.13%, 01/15/23	150	68,855
7.63%, 04/15/24	125	56,209
8.00%, 04/01/27 (Call 04/01/22)(b)(d)	325	341,692
8.50%, 04/01/26 (Call 04/01/21)(b)(d)	235	235,590
8.75%, 04/15/22	75	35,606
9.00%, 08/15/31(d)	150	66,921
10.50%, 09/15/22 (Call 06/15/22)	275	131,115
11.00%, 09/15/25 (Call 06/15/25)	500	236,370
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc., 9.88%, 05/01/24 (Call 05/01/21)(b)	145	152,579
GTH Finance BV, 7.25%, 04/26/23 (Call 01/26/23)(e)	200	223,586
GTT Communications Inc., 7.88%, 12/31/24 (Call 12/31/19)(b)	75	43,732
HC2 Holdings Inc., 11.50%, 12/01/21 (Call 06/01/20)(b)	50	45,494

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(e)	$200	$198,752
Hughes Satellite Systems Corp.
5.25%, 08/01/26	122	130,616
6.63%, 08/01/26	100	108,609
7.63%, 06/15/21	100	107,777
Inmarsat Finance PLC, 4.88%, 05/15/22 (Call 12/02/19)(b)	100	101,284
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(b)	215	199,671
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 12/02/19)(d)	290	271,046
8.00%, 02/15/24 (Call 12/02/19)(b)	175	180,040
8.50%, 10/15/24 (Call 10/15/20)(b)	350	352,663
9.50%, 09/30/22(b)	75	86,873
9.75%, 07/15/25 (Call 07/15/21)(b)	375	389,674
Intelsat Luxembourg SA, 8.13%, 06/01/23 (Call 12/16/19)(d)	150	125,663
Iridium Communications Inc., 10.25%, 04/15/23 (Call 04/15/20)(b)	50	54,055
Juniper Networks Inc.
3.75%, 08/15/29 (Call 05/15/29)	100	101,697
4.35%, 06/15/25 (Call 03/15/25)	50	53,719
4.50%, 03/15/24	175	189,866
5.95%, 03/15/41	194	221,096
Koninklijke KPN NV, 8.38%, 10/01/30	200	271,120
Level 3 Financing Inc.
4.63%, 09/15/27 (Call 09/15/22)(b)	145	147,565
5.13%, 05/01/23 (Call 12/02/19)	100	101,224
5.25%, 03/15/26 (Call 03/15/21)	80	83,523
5.38%, 08/15/22 (Call 12/02/19)	105	105,416
5.38%, 01/15/24 (Call 12/02/19)	94	95,894
5.38%, 05/01/25 (Call 05/01/20)	125	129,599
5.63%, 02/01/23 (Call 12/02/19)	90	90,823
Level 3 Parent LLC, 5.75%, 12/01/22 (Call 12/01/19)	75	75,157
Liquid Telecommunications Financing PLC, 8.50%, 07/13/22 (Call 07/13/20)(e)	200	199,146
Millicom International Cellular SA, 5.13%, 01/15/28 (Call 09/15/22)(b)	200	206,208
Motorola Solutions Inc.
3.50%, 03/01/23	5	5,169
3.75%, 05/15/22	75	77,743
4.00%, 09/01/24	75	79,409
4.60%, 02/23/28 (Call 11/23/27)	140	152,608
4.60%, 05/23/29 (Call 02/23/29)	110	120,790
5.50%, 09/01/44	110	117,498
MTN Mauritius Investment Ltd., 4.76%, 11/11/24(e)	600	613,542
New Cingular Wireless Services Inc., 8.75%, 03/01/31	75	105,745
Nokia of America Corp., 6.45%, 03/15/29	25	26,017
Nokia OYJ
3.38%, 06/12/22	65	65,787
4.38%, 06/12/27	75	76,466
6.63%, 05/15/39	175	200,238
Ooredoo International Finance Ltd.
3.25%, 02/21/23(b)	400	407,580
4.50%, 01/31/43(b)(d)	200	229,694
4.75%, 02/16/21(b)	200	206,042
Orange SA
4.13%, 09/14/21	127	132,123
5.38%, 01/13/42	110	140,521
5.50%, 02/06/44 (Call 08/06/43)	125	164,096
9.00%, 03/01/31	222	346,458

Security	Par (000)	Value

Telecommunications (continued)
Oztel Holdings SPC Ltd.
5.63%, 10/24/23(e)	$200	$208,752
6.63%, 04/24/28(e)	250	257,697
PCCW-HKT Capital No. 5 Ltd., 3.75%, 03/08/23(e)	200	206,444
Plantronics Inc., 5.50%, 05/31/23 (Call 12/02/19)(b)(d)	75	76,240
Proven Glory Capital Ltd., 4.00%, 02/21/27(e)	400	410,700
Proven Honour Capital Ltd., 4.13%, 05/06/26(e)	200	207,616
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25 (Call 11/15/20)(b)	75	78,071
Qwest Corp.
6.75%, 12/01/21	125	134,733
6.88%, 09/15/33 (Call 12/02/19)	125	125,716
7.13%, 11/15/43 (Call 12/02/19)(d)	25	25,500
7.25%, 09/15/25	25	28,399
Rogers Communications Inc.
2.90%, 11/15/26 (Call 08/15/26)	125	128,058
3.00%, 03/15/23 (Call 12/15/22)	25	25,586
3.63%, 12/15/25 (Call 09/15/25)	175	186,814
3.70%, 11/15/49 (Call 05/15/49)	105	107,344
4.10%, 10/01/23 (Call 07/01/23)	250	266,502
4.30%, 02/15/48 (Call 08/15/47)	310	345,579
4.35%, 05/01/49 (Call 11/01/48)	160	179,950
4.50%, 03/15/43 (Call 09/15/42)	115	130,955
5.00%, 03/15/44 (Call 09/15/43)	250	304,367
7.50%, 08/15/38	10	14,966
SingTel Group Treasury Pte Ltd., 3.88%, 08/28/28 (Call 05/28/28)(e)	400	439,968
Sprint Capital Corp.
6.88%, 11/15/28	425	462,816
8.75%, 03/15/32	310	378,417
Sprint Communications Inc.
6.00%, 11/15/22	345	364,844
7.00%, 08/15/20	175	180,205
11.50%, 11/15/21	125	144,500
Sprint Corp.
7.13%, 06/15/24	400	434,128
7.25%, 09/15/21	330	352,235
7.63%, 02/15/25 (Call 11/15/24)	225	247,556
7.63%, 03/01/26 (Call 11/01/25)	180	199,445
7.88%, 09/15/23	625	689,931
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%, 09/20/21(b)	225	226,674
4.74%, 09/20/29(b)	450	479,101
Telecom Italia Capital SA
6.00%, 09/30/34	200	214,428
6.38%, 11/15/33(d)	115	126,707
7.20%, 07/18/36	200	234,220
7.72%, 06/04/38	175	213,897
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	251	260,342
Telefonica Emisiones SA
4.10%, 03/08/27	310	336,768
4.57%, 04/27/23	150	161,855
4.67%, 03/06/38	150	165,126
4.90%, 03/06/48	410	458,302
5.21%, 03/08/47	335	390,603
5.46%, 02/16/21	425	443,232
7.05%, 06/20/36	250	346,935
Telefonica Europe BV, 8.25%, 09/15/30	145	209,645

SCHEDULE OF INVESTMENTS	81

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Telesat Canada/Telesat LLC, 6.50%, 10/15/27 (Call 10/15/22)(b)	$105	$109,656
TELUS Corp.
3.70%, 09/15/27 (Call 06/15/27)	187	199,488
4.30%, 06/15/49 (Call 12/15/48)	110	123,853
4.60%, 11/16/48 (Call 05/16/48)	115	135,810
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	75	77,404
4.50%, 02/01/26 (Call 02/01/21)	200	206,410
4.75%, 02/01/28 (Call 02/01/23)	225	237,136
5.38%, 04/15/27 (Call 04/15/22)	80	86,210
6.00%, 03/01/23 (Call 11/12/19)	175	178,509
6.00%, 04/15/24 (Call 11/12/19)	150	155,813
6.38%, 03/01/25 (Call 11/12/19)	275	285,722
6.50%, 01/15/24 (Call 11/12/19)	150	155,712
6.50%, 01/15/26 (Call 01/15/21)	300	321,537
Trilogy International Partners LLC/Trilogy International Finance Inc., 8.88%, 05/01/22 (Call 12/02/19)(b)	50	47,884
Turk Telekomunikasyon AS, 4.88%, 06/19/24(e)	200	196,398
U.S. Cellular Corp., 6.70%, 12/15/33	153	165,846
VEON Holdings BV, 4.95%, 06/16/24 (Call 03/16/24)(e)	200	212,478
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	10	10,143
2.63%, 08/15/26	275	280,379
2.95%, 03/15/22	50	51,261
3.13%, 03/16/22	15	15,430
3.38%, 02/15/25	950	1,008,273
3.45%, 03/15/21	250	255,357
3.50%, 11/01/24 (Call 08/01/24)	540	573,907
3.85%, 11/01/42 (Call 05/01/42)	240	258,713
3.88%, 02/08/29 (Call 11/08/28)	120	132,511
4.02%, 12/03/29 (Call 09/03/29)	166	185,829
4.13%, 03/16/27	290	323,072
4.13%, 08/15/46	80	90,134
4.27%, 01/15/36	480	545,198
4.33%, 09/21/28	1,413	1,607,104
4.40%, 11/01/34 (Call 05/01/34)	350	404,449
4.50%, 08/10/33	375	439,204
4.52%, 09/15/48	400	475,604
4.60%, 04/01/21	125	129,726
4.67%, 03/15/55	327	405,097
4.75%, 11/01/41	150	180,092
4.81%, 03/15/39	433	524,696
4.86%, 08/21/46	460	570,800
5.01%, 04/15/49	451	581,885
5.01%, 08/21/54	25	32,495
5.15%, 09/15/23	10	11,168
5.25%, 03/16/37	310	389,341
5.50%, 03/16/47	669	908,890
6.40%, 09/15/33	41	55,705
6.55%, 09/15/43	505	751,056
ViaSat Inc.
5.63%, 09/15/25 (Call 09/15/20)(b)	100	101,502
5.63%, 04/15/27 (Call 04/15/22)(b)	80	84,374
Vodafone Group PLC
3.75%, 01/16/24	185	195,090
4.13%, 05/30/25	213	231,182
4.25%, 09/17/50	185	189,638
4.38%, 05/30/28	520	577,450
4.38%, 02/19/43	125	131,434

Security	Par (000)	Value

Telecommunications (continued)
4.88%, 06/19/49	$210	$236,189
5.00%, 05/30/38	175	200,427
5.13%, 06/19/59(d)	100	115,798
5.25%, 05/30/48	285	334,009
6.15%, 02/27/37	483	618,240
6.25%, 11/30/32	75	94,824
7.00%, 04/04/79 (Call 01/04/29)(a)	195	225,389
7.88%, 02/15/30	110	152,430
West Corp., 8.50%, 10/15/25 (Call 10/15/20)(b)(d)	150	113,882
Xplornet Communications Inc. (10.63% PIK), 9.63%, 06/01/22 (Call 12/02/19)(b)(j)	58	59,237

		67,208,047

Textiles — 0.0%
Mohawk Industries Inc., 3.85%, 02/01/23 (Call 11/01/22)	85	88,802

Toys, Games & Hobbies — 0.0%
Hasbro Inc.
3.15%, 05/15/21 (Call 03/15/21)	25	25,282
3.50%, 09/15/27 (Call 06/15/27)	180	184,072
5.10%, 05/15/44 (Call 11/15/43)(d)	50	51,553
6.35%, 03/15/40	90	105,854
Mattel Inc.
2.35%, 08/15/21 (Call 07/15/21)(d)	50	49,123
3.15%, 03/15/23 (Call 12/15/22)	50	47,724
5.45%, 11/01/41 (Call 05/01/41)	75	59,970
6.20%, 10/01/40(d)	75	63,273
6.75%, 12/31/25 (Call 12/31/20)(b)	130	136,088

		722,939

Transportation — 0.6%
AP Moller — Maersk A/S, 3.88%, 09/28/25 (Call 06/28/25)(b)	175	181,338
AP Moller — Maersk AS, 4.50%, 06/20/29 (Call 03/20/29)(b)	100	105,516
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	20	20,630
3.00%, 04/01/25 (Call 01/01/25)	130	136,256
3.05%, 09/01/22 (Call 06/01/22)	325	334,753
3.25%, 06/15/27 (Call 03/15/27)	110	118,576
3.40%, 09/01/24 (Call 06/01/24)	60	63,909
3.55%, 02/15/50 (Call 08/15/49)	100	106,141
3.65%, 09/01/25 (Call 06/01/25)	85	92,020
3.75%, 04/01/24 (Call 01/01/24)	145	155,088
3.90%, 08/01/46 (Call 02/01/46)	110	122,633
4.05%, 06/15/48 (Call 12/15/47)	35	39,953
4.13%, 06/15/47 (Call 12/15/46)	210	244,114
4.15%, 04/01/45 (Call 10/01/44)	175	201,995
4.15%, 12/15/48 (Call 06/15/48)	25	29,151
4.38%, 09/01/42 (Call 03/01/42)	100	116,632
4.40%, 03/15/42 (Call 09/15/41)	75	88,036
4.45%, 03/15/43 (Call 09/15/42)	150	177,213
4.55%, 09/01/44 (Call 03/01/44)	210	252,218
4.70%, 09/01/45 (Call 03/01/45)	10	12,331
4.90%, 04/01/44 (Call 10/01/43)	150	188,485
4.95%, 09/15/41 (Call 03/15/41)	10	12,401
5.05%, 03/01/41 (Call 09/01/40)	25	31,347
5.15%, 09/01/43 (Call 03/01/43)	85	109,187
5.40%, 06/01/41 (Call 12/01/40)	85	110,350
5.75%, 05/01/40 (Call 11/01/39)	225	305,210
6.15%, 05/01/37	25	34,971
6.20%, 08/15/36	150	209,127

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Canadian National Railway Co.
2.75%, 03/01/26 (Call 12/01/25)	$255	$263,236
2.85%, 12/15/21 (Call 09/15/21)	25	25,409
2.95%, 11/21/24 (Call 08/21/24)	110	114,135
3.20%, 08/02/46 (Call 02/02/46)	175	182,026
3.65%, 02/03/48 (Call 08/03/47)	125	139,430
6.20%, 06/01/36	175	247,287
Canadian Pacific Railway Co.
2.90%, 02/01/25 (Call 11/01/24)	115	118,654
4.00%, 06/01/28 (Call 03/01/28)	25	27,912
4.45%, 03/15/23 (Call 12/15/22)	50	53,485
4.80%, 09/15/35 (Call 03/15/35)	10	12,003
4.80%, 08/01/45 (Call 02/01/45)	185	235,100
5.75%, 01/15/42	75	99,909
5.95%, 05/15/37	60	80,245
6.13%, 09/15/2115 (Call 03/15/2115)	59	86,195
7.13%, 10/15/31	200	282,630
CH Robinson Worldwide Inc., 4.20%, 04/15/28 (Call 01/15/28)	90	99,519
COSCO Finance 2011 Ltd., 4.00%, 12/03/22(e)	400	415,460
CSX Corp.
2.40%, 02/15/30 (Call 11/15/29)	115	112,891
2.60%, 11/01/26 (Call 08/01/26)	125	127,107
3.25%, 06/01/27 (Call 03/01/27)	450	474,777
3.35%, 11/01/25 (Call 08/01/25)	140	148,359
3.35%, 09/15/49 (Call 03/15/49)	105	103,884
3.40%, 08/01/24 (Call 05/01/24)	286	302,511
3.70%, 11/01/23 (Call 08/01/23)	115	121,791
3.80%, 03/01/28 (Call 12/01/27)	515	562,967
3.80%, 11/01/46 (Call 05/01/46)	150	157,959
3.95%, 05/01/50 (Call 11/01/49)	190	204,803
4.10%, 03/15/44 (Call 09/15/43)	175	191,611
4.25%, 06/01/21 (Call 03/01/21)	25	25,711
4.25%, 03/15/29 (Call 12/15/28)	80	90,611
4.30%, 03/01/48 (Call 09/01/47)	25	28,384
4.50%, 03/15/49 (Call 09/15/48)	35	41,154
4.75%, 05/30/42 (Call 11/30/41)	274	322,580
4.75%, 11/15/48 (Call 05/15/48)	50	60,616
5.50%, 04/15/41 (Call 10/15/40)	50	62,994
6.00%, 10/01/36	85	109,823
6.22%, 04/30/40	150	202,950
FedEx Corp.
2.63%, 08/01/22	115	116,498
3.10%, 08/05/29 (Call 05/05/29)	210	210,141
3.20%, 02/01/25	125	129,670
3.25%, 04/01/26 (Call 01/01/26)	75	77,671
3.30%, 03/15/27 (Call 12/15/26)	105	108,225
3.40%, 02/15/28 (Call 11/15/27)(d)	145	149,306
3.88%, 08/01/42	35	34,014
3.90%, 02/01/35	50	51,123
4.00%, 01/15/24	170	181,336
4.05%, 02/15/48 (Call 08/15/47)	225	221,834
4.10%, 04/15/43	35	34,955
4.10%, 02/01/45	125	124,350
4.40%, 01/15/47 (Call 07/15/46)	60	61,463
4.55%, 04/01/46 (Call 10/01/45)	135	141,952
4.75%, 11/15/45 (Call 05/15/45)	270	291,692
4.90%, 01/15/34	50	57,604
4.95%, 10/17/48 (Call 04/17/48)	25	27,880
5.10%, 01/15/44	310	347,721

Security	Par (000)	Value

Transportation (continued)
Hornbeck Offshore Services Inc., 5.00%, 03/01/21 (Call 12/02/19)(d)	$25	$9,214
JB Hunt Transport Services Inc.
3.30%, 08/15/22 (Call 06/15/22)	50	51,318
3.88%, 03/01/26 (Call 01/01/26)	300	322,443
Kansas City Southern
3.00%, 05/15/23 (Call 02/15/23)	25	25,631
3.13%, 06/01/26 (Call 03/01/26)	100	102,732
4.70%, 05/01/48 (Call 11/01/47)	25	29,746
4.95%, 08/15/45 (Call 02/15/45)	120	143,696
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42(e)	200	270,270
Kenan Advantage Group Inc. (The), 7.88%, 07/31/23 (Call 12/02/19)(b)(d)	100	90,484
Kirby Corp., 4.20%, 03/01/28 (Call 12/01/27)	50	53,341
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(e)	220	257,987
Navios Maritime Acquisition Corp./ Navios Acquisition Finance U.S. Inc., 8.13%, 11/15/21 (Call 12/02/19)(b)	100	81,981
Navios Maritime Holdings Inc./ Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 12/02/19)(b)	50	29,599
Norfolk Southern Corp.
2.55%, 11/01/29 (Call 08/01/29)	35	35,104
2.90%, 02/15/23 (Call 11/15/22)	95	97,232
2.90%, 06/15/26 (Call 03/15/26)	210	217,161
3.00%, 04/01/22 (Call 01/01/22)	375	382,762
3.15%, 06/01/27 (Call 03/01/27)	100	104,976
3.25%, 12/01/21 (Call 09/01/21)	25	25,589
3.40%, 11/01/49 (Call 05/01/49)	70	70,115
3.65%, 08/01/25 (Call 06/01/25)	3	3,228
3.80%, 08/01/28 (Call 05/01/28)	145	160,773
3.94%, 11/01/47 (Call 05/01/47)	218	238,128
3.95%, 10/01/42 (Call 04/01/42)	100	108,724
4.10%, 05/15/49 (Call 11/15/48)	55	61,770
4.45%, 06/15/45 (Call 12/15/44)	25	29,164
4.65%, 01/15/46 (Call 07/15/45)	95	113,522
4.84%, 10/01/41	195	235,147
5.10%, 08/01/2118 (Call 02/01/2118)	210	252,855
Pelabuhan Indonesia II PT, 4.25%, 05/05/25(e)	200	212,138
Pelabuhan Indonesia III Persero PT, 4.50%, 05/02/23(e)	400	423,076
Rumo Luxembourg Sarl, 5.88%, 01/18/25 (Call 01/18/22)(e)	200	212,284
Russian Railways via RZD Capital PLC
4.38%, 03/01/24(e)	400	420,932
5.70%, 04/05/22(e)	200	214,402
Ryder System Inc.
2.25%, 09/01/21 (Call 08/01/21)	250	250,560
2.50%, 09/01/22 (Call 08/01/22)	5	5,039
2.50%, 09/01/24 (Call 08/01/24)	75	75,592
2.88%, 06/01/22 (Call 05/01/22)	35	35,617
3.65%, 03/18/24 (Call 02/18/24)	50	52,647
3.75%, 06/09/23 (Call 05/09/23)	410	430,270
3.88%, 12/01/23 (Call 11/01/23)	50	52,971
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23 (Call 07/15/20)(b)(d)	100	100,118
Transnet SOC Ltd., 4.00%, 07/26/22(b)	200	203,434
TTX Co., 4.60%, 02/01/49 (Call 08/01/48)(b)	250	306,627
Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/24(e)	200	211,188
Union Pacific Corp.
2.75%, 04/15/23 (Call 01/15/23)	25	25,520
2.75%, 03/01/26 (Call 12/01/25)	523	535,667

SCHEDULE OF INVESTMENTS	83

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
2.95%, 03/01/22	$10	$10,240
3.00%, 04/15/27 (Call 01/15/27)(d)	50	52,678
3.15%, 03/01/24 (Call 02/01/24)	44	46,030
3.20%, 06/08/21	75	76,575
3.25%, 08/15/25 (Call 05/15/25)	190	200,174
3.50%, 06/08/23 (Call 05/08/23)	98	102,783
3.55%, 08/15/39 (Call 02/15/39)	25	26,341
3.60%, 09/15/37 (Call 03/15/37)	217	227,425
3.70%, 03/01/29 (Call 12/01/28)	210	229,656
3.75%, 07/15/25 (Call 05/15/25)	45	48,629
3.80%, 10/01/51 (Call 04/01/51)	150	160,620
3.88%, 02/01/55 (Call 08/01/54)	125	131,480
3.95%, 09/10/28 (Call 06/10/28)	325	359,999
3.95%, 08/15/59 (Call 02/15/59)	60	63,706
4.00%, 04/15/47 (Call 10/15/46)	205	226,835
4.05%, 11/15/45 (Call 05/15/45)	85	93,548
4.05%, 03/01/46 (Call 09/01/45)	30	33,137
4.10%, 09/15/67 (Call 03/15/67)	15	15,518
4.15%, 01/15/45 (Call 07/15/44)	25	27,880
4.16%, 07/15/22 (Call 04/15/22)	162	170,868
4.38%, 09/10/38 (Call 03/10/38)	180	208,163
4.38%, 11/15/65 (Call 05/15/65)	35	38,145
4.50%, 09/10/48 (Call 03/10/48)	400	484,496
4.80%, 09/10/58 (Call 03/10/58)	35	43,369
United Parcel Service Inc.
2.05%, 04/01/21	400	401,648
2.20%, 09/01/24 (Call 08/01/24)	70	70,626
2.40%, 11/15/26 (Call 08/15/26)	275	277,588
2.45%, 10/01/22	435	442,338
2.50%, 04/01/23 (Call 03/01/23)	60	61,128
2.50%, 09/01/29 (Call 06/01/29)	20	20,055
2.80%, 11/15/24 (Call 09/15/24)	910	943,297
3.05%, 11/15/27 (Call 08/15/27)	260	273,408
3.13%, 01/15/21	244	247,843
3.40%, 03/15/29 (Call 12/15/28)	60	64,628
3.40%, 11/15/46 (Call 05/15/46)	120	122,395
3.40%, 09/01/49 (Call 03/01/49)	20	20,414
3.63%, 10/01/42	70	73,505
3.75%, 11/15/47 (Call 05/15/47)	61	65,598
4.25%, 03/15/49 (Call 09/15/48)	100	116,385
4.88%, 11/15/40 (Call 05/15/40)	50	61,036
6.20%, 01/15/38	77	108,773
Watco Companies LLC/Watco Finance Corp., 6.38%, 04/01/23 (Call 12/02/19)(b)	50	50,869
XPO CNW Inc., 6.70%, 05/01/34	100	100,097
XPO Logistics Inc.
6.13%, 09/01/23 (Call 12/02/19)(b)(d)	95	98,126
6.50%, 06/15/22 (Call 12/02/19)(b)	113	115,371
6.75%, 08/15/24 (Call 08/15/21)(b)	150	162,945

		26,252,276

Trucking & Leasing — 0.1%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25)(a)(b)	200	219,152
Aviation Capital Group LLC
3.50%, 11/01/27 (Call 07/01/27)(b)	40	40,057
3.88%, 05/01/23 (Call 04/01/23)(b)	360	372,301
4.13%, 08/01/25 (Call 06/01/25)(b)	75	78,385
4.38%, 01/30/24 (Call 12/30/23)(b)	200	211,050
4.88%, 10/01/25 (Call 07/01/25)(b)	50	54,063
CMBLEMTN 1 Ltd., 3.25%, 11/29/21(e)	200	200,708

Security	Par (000)	Value

Trucking & Leasing (continued)
DAE Funding LLC, 5.00%, 08/01/24 (Call 08/01/20)(e)	$600	$627,006
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/25 (Call 10/01/21)(b)	65	65,915
6.75%, 03/15/22 (Call 03/15/20)(b)	95	98,881
GATX Corp.
3.25%, 03/30/25 (Call 12/30/24)	70	71,816
3.25%, 09/15/26 (Call 06/15/26)	70	71,100
3.85%, 03/30/27 (Call 12/30/26)	130	136,116
4.35%, 02/15/24 (Call 01/15/24)	125	134,062
4.55%, 11/07/28 (Call 08/07/28)	105	115,648
4.70%, 04/01/29 (Call 01/01/29)	55	61,614
5.20%, 03/15/44 (Call 09/15/43)	75	88,288
Penske Truck Leasing Co. LP/PTL Finance Corp.
2.70%, 03/14/23 (Call 02/14/23)(b)	10	10,105
3.30%, 04/01/21 (Call 03/01/21)(b)	125	126,852
3.38%, 02/01/22 (Call 12/01/21)(b)	229	234,537
3.40%, 11/15/26 (Call 08/15/26)(b)	147	150,384
3.45%, 07/01/24 (Call 06/01/24)(b)	250	260,332
3.65%, 07/29/21 (Call 06/29/21)(b)	80	81,924
3.90%, 02/01/24 (Call 01/01/24)(b)	200	211,216
4.20%, 04/01/27 (Call 01/01/27)(b)	100	106,514
4.45%, 01/29/26 (Call 11/29/25)(b)	150	163,032
SMBC Aviation Capital Finance DAC, 4.13%, 07/15/23 (Call 06/15/23)(b)	250	263,895

		4,254,953

Water — 0.0%
American Water Capital Corp.
2.95%, 09/01/27 (Call 06/01/27)	75	77,210
3.40%, 03/01/25 (Call 12/01/24)	55	58,178
3.45%, 06/01/29 (Call 03/01/29)	215	230,181
3.75%, 09/01/28 (Call 06/01/28)	115	125,876
3.75%, 09/01/47 (Call 03/01/47)	109	117,627
3.85%, 03/01/24 (Call 12/01/23)	35	37,306
4.15%, 06/01/49 (Call 12/01/48)	175	202,128
4.20%, 09/01/48 (Call 03/01/48)	70	80,757
4.30%, 09/01/45 (Call 03/01/45)	130	150,067
6.59%, 10/15/37	25	35,470
Aqua America Inc.
3.57%, 05/01/29 (Call 02/01/29)	35	37,580
4.28%, 05/01/49 (Call 11/01/48)	100	113,672
Veolia Environnement SA, 6.75%, 06/01/38	50	69,031

		1,335,083

Total Corporate Bonds & Notes — 34.0% (Cost: $1,331,290,952)		1,397,405,145

Foreign Government Obligations

Angola — 0.0%
Angolan Government International Bond
8.25%, 05/09/28(e)	200	208,924
9.38%, 05/08/48(e)	200	211,534
9.50%, 11/12/25(e)	250	281,898

		702,356

Argentina — 0.1%
Argentina Bonar Bonds, 8.75%, 05/07/24	2,165	652,312
Argentine Republic Government International Bond
3.75%, 12/31/38(i)	25	9,192
4.63%, 01/11/23(d)	296	119,196
5.63%, 01/26/22(d)	571	241,442

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Argentina (continued)
5.88%, 01/11/28	$350	$133,959
6.63%, 07/06/28	300	117,078
6.88%, 04/22/21	1,000	452,670
6.88%, 01/26/27	300	119,184
6.88%, 01/11/48	450	176,404
7.13%, 07/06/36	450	177,088
7.13%, 06/28/2117(d)	350	142,293
7.50%, 04/22/26	500	212,370
7.63%, 04/22/46(d)	150	60,888
8.28%, 12/31/33	659	324,107
Series NY, 3.75%, 12/31/38(i)	1,072	432,638
Series NY, 8.28%, 12/31/33	680	347,868
Ciudad Autonoma De Buenos Aires/Government Bonds, 7.50%, 06/01/27(e)	250	190,060
Provincia de Buenos Aires/Government Bonds
6.50%, 02/15/23(e)	200	68,126
7.88%, 06/15/27(e)	200	68,052
9.13%, 03/16/24(e)	300	103,860
10.88%, 01/26/21(e)	66	33,540
Provincia de Cordoba, 7.45%, 09/01/24(e)	150	98,334

		4,280,661

Azerbaijan — 0.0%
Republic of Azerbaijan International Bond, 4.75%, 03/18/24(e)	200	212,058
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23(e)	200	208,608
6.95%, 03/18/30(e)	222	266,740

		687,406

Bahrain — 0.1%
Bahrain Government International Bond
6.00%, 09/19/44(e)	200	201,554
6.13%, 08/01/23(e)	400	436,728
6.75%, 09/20/29(e)	200	227,978
7.00%, 10/12/28(e)	200	231,014
7.50%, 09/20/47(e)	200	234,510
CBB International Sukuk Co. 6 Spc, 5.25%, 03/20/25(e)	800	848,008

		2,179,792

Belarus — 0.0%
Republic of Belarus International Bond, 7.63%, 06/29/27(e)	200	229,286

Belgium — 0.0%
Belgium Government International Bond, 2.88%, 09/18/24(e)	200	210,714

Bolivia — 0.0%
Bolivian Government International Bond, 4.50%, 03/20/28(e)	600	564,168

Brazil — 0.2%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/23(e)	200	221,062
Brazilian Government International Bond
4.25%, 01/07/25(d)	550	583,039
4.63%, 01/13/28 (Call 10/13/27)(d)	450	481,509
4.88%, 01/22/21	300	310,059
5.00%, 01/27/45	600	624,306
5.63%, 01/07/41	200	224,708
5.63%, 02/21/47	200	225,008
6.00%, 04/07/26	1,000	1,159,860

Security	Par (000)	Value

Brazil (continued)
7.13%, 01/20/37	$125	$160,680
8.25%, 01/20/34	387	535,604
8.75%, 02/04/25	100	128,546
8.88%, 04/15/24	130	165,248
10.13%, 05/15/27	908	1,297,759

		6,117,388

Canada — 0.3%
Canada Government International Bond, 2.00%, 11/15/22	725	734,106
CPPIB Capital Inc., 2.75%, 11/02/27(b)	250	265,385
Export Development Canada
1.38%, 10/21/21	200	199,022
1.50%, 05/26/21	350	349,132
2.00%, 11/30/20	200	200,596
2.00%, 05/17/22	190	191,862
2.63%, 02/21/24	500	520,690
Hydro-Quebec, Series HH, 8.50%, 12/01/29	500	775,520
Ontario Teachers’ Finance Trust, 2.75%, 04/16/21(b)	400	405,716
Province of Alberta Canada
2.05%, 08/17/26(b)	250	252,310
2.20%, 07/26/22	580	587,401
3.30%, 03/15/28	250	275,245
3.35%, 11/01/23	115	122,120
Province of British Columbia Canada
2.00%, 10/23/22	675	681,838
2.25%, 06/02/26	610	626,415
2.65%, 09/22/21	25	25,455
Province of Manitoba Canada
2.05%, 11/30/20	100	100,307
2.10%, 09/06/22	405	409,119
2.13%, 05/04/22	95	95,926
2.13%, 06/22/26	225	228,049
3.05%, 05/14/24	150	158,329
Province of Ontario Canada
2.20%, 10/03/22	260	263,546
2.25%, 05/18/22	675	683,964
2.40%, 02/08/22	300	304,494
2.45%, 06/29/22	325	331,172
2.50%, 09/10/21	325	329,618
2.50%, 04/27/26	500	519,450
3.05%, 01/29/24	250	263,022
3.20%, 05/16/24	300	318,648
Province of Quebec Canada
2.38%, 01/31/22	350	355,173
2.50%, 04/20/26	575	597,281
2.63%, 02/13/23	295	303,761
2.75%, 04/12/27	275	291,368
Series NN, 7.13%, 02/09/24	50	60,749
Series PD, 7.50%, 09/15/29	225	331,729
Series QO, 2.88%, 10/16/24	905	954,196

		13,112,714

Cayman Islands — 0.0%
KSA Sukuk Ltd., 4.30%, 01/19/29(e)	400	443,712
Sharjah Sukuk Program Ltd.
3.85%, 04/03/26(e)	200	210,210
4.23%, 03/14/28(e)	200	216,724

		870,646

Chile — 0.1%
Chile Government International Bond 2.25%, 10/30/22(d)	405	406,498

SCHEDULE OF INVESTMENTS	85

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chile (continued)
3.13%, 03/27/25	$800	$841,296
3.13%, 01/21/26	200	210,558
3.24%, 02/06/28 (Call 11/06/27)	200	214,000
3.86%, 06/21/47	650	745,901

		2,418,253

China — 0.1%
China Government International Bond
2.63%, 11/02/27(e)	200	207,470
3.25%, 10/19/23(e)	400	420,116
4.00%, 10/19/48(e)	200	241,254
Export-Import Bank of China (The)
2.00%, 04/26/21(e)	200	199,530
2.63%, 03/14/22(e)	400	403,692
2.75%, 11/28/22(e)	200	203,036
2.88%, 04/26/26(e)	200	204,934
3.25%, 11/28/27(e)	200	210,530
3.63%, 07/31/24(e)	400	423,520

		2,514,082

Colombia — 0.1%
Colombia Government International Bond
3.88%, 04/25/27 (Call 01/25/27)	600	637,188
4.00%, 02/26/24 (Call 11/26/23)	405	428,547
4.38%, 07/12/21	500	517,415
4.50%, 01/28/26 (Call 10/28/25)	400	437,224
5.00%, 06/15/45 (Call 12/15/44)	400	465,476
5.20%, 05/15/49 (Call 11/15/48)	200	240,508
5.63%, 02/26/44 (Call 08/26/43)	400	496,128
6.13%, 01/18/41	400	518,612
8.13%, 05/21/24	400	494,616
10.38%, 01/28/33	85	137,535

		4,373,249

Costa Rica — 0.0%
Costa Rica Government International Bond
4.25%, 01/26/23(e)	450	440,784
5.63%, 04/30/43(e)	200	173,262
7.00%, 04/04/44(e)	200	197,224
Instituto Costarricense de Electricidad, 6.95%, 11/10/21(d)(e)	200	204,112

		1,015,382

Croatia — 0.0%
Croatia Government International Bond
5.50%, 04/04/23(e)	400	442,200
6.00%, 01/26/24(e)	200	230,104
6.38%, 03/24/21(e)	400	422,548

		1,094,852

Denmark — 0.0%
Kommunekredit
2.25%, 11/16/22(e)	500	508,560
2.88%, 11/15/21(e)	1,000	1,023,730

		1,532,290

Dominican Republic — 0.1%
Dominican Republic International Bond
5.88%, 04/18/24(e)	400	427,648
5.95%, 01/25/27(e)	600	659,586
6.00%, 07/19/28(e)	200	221,592
6.40%, 06/05/49(e)	150	162,461
6.50%, 02/15/48(e)	150	163,653
6.60%, 01/28/24(e)	100	111,025

Security	Par (000)	Value

Dominican Republic (continued)
6.85%, 01/27/45(e)	$300	$339,318
7.45%, 04/30/44(e)	200	240,002
7.50%, 05/06/21(e)	67	69,631

		2,394,916

Ecuador — 0.1%
Ecuador Government International Bond
7.88%, 01/23/28(e)	400	358,184
7.95%, 06/20/24(e)	450	434,583
8.75%, 06/02/23(e)	400	406,864
9.63%, 06/02/27(e)	200	195,766
9.65%, 12/13/26(e)	400	395,456
10.75%, 03/28/22(e)	400	424,836
10.75%, 01/31/29(e)	500	508,245

		2,723,934

Egypt — 0.1%
Egypt Government International Bond
5.88%, 06/11/25(e)	410	425,568
6.13%, 01/31/22(e)	400	413,544
6.59%, 02/21/28(e)	200	203,996
6.88%, 04/30/40(e)	100	97,221
7.50%, 01/31/27(e)	800	868,544
7.60%, 03/01/29(e)	200	211,680
7.90%, 02/21/48(e)	200	200,208
8.50%, 01/31/47(e)	400	420,840

		2,841,601

El Salvador — 0.0%
El Salvador Government International Bond
6.38%, 01/18/27(e)	200	210,104
7.65%, 06/15/35(e)	400	435,844
8.25%, 04/10/32(e)	200	230,922
8.63%, 02/28/29(e)	200	238,028

		1,114,898

France — 0.0%
Caisse d’Amortissement de la Dette Sociale, 2.38%, 01/29/21(b)	500	503,840

Gabon — 0.0%
Gabon Government International Bond, 6.38%, 12/12/24(e)	400	399,616

Germany — 0.0%
FMS Wertmanagement
1.38%, 06/08/21	750	746,355
2.00%, 08/01/22	200	202,042
2.75%, 01/30/24	500	522,925

		1,471,322

Ghana — 0.0%
Ghana Government International Bond
7.63%, 05/16/29(e)	400	405,116
8.13%, 01/18/26(e)	400	424,544
8.63%, 06/16/49(e)	400	399,868

		1,229,528

Guatemala — 0.0%
Guatemala Government Bond
4.38%, 06/05/27(e)	200	206,480
4.50%, 05/03/26(e)	200	210,552
5.75%, 06/06/22(e)	200	213,690
6.13%, 06/01/50 (Call 12/01/49)(e)	200	235,392

		866,114

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hong Kong — 0.0%
Hong Kong Sukuk 2017 Ltd., 3.13%, 02/28/27(e)	$200	$209,870

Hungary — 0.1%
Hungary Government International Bond
5.38%, 03/25/24	300	337,950
5.75%, 11/22/23	502	567,441
6.38%, 03/29/21	900	953,694
7.63%, 03/29/41	160	263,409

		2,122,494

India — 0.0%
Export-Import Bank of India
3.13%, 07/20/21(e)	200	202,146
3.38%, 08/05/26(e)	200	205,878
3.88%, 02/01/28(e)	400	424,628

		832,652

Indonesia — 0.2%
Indonesia Government International Bond
2.95%, 01/11/23	500	506,565
3.38%, 04/15/23(e)	200	205,366
3.85%, 07/18/27(d)(e)	600	636,612
4.10%, 04/24/28	200	216,008
4.13%, 01/15/25(e)	200	213,462
4.35%, 01/08/27(e)	200	218,264
4.35%, 01/11/48	400	437,788
4.75%, 01/08/26(e)	200	221,382
4.75%, 02/11/29	400	456,044
4.88%, 05/05/21(e)	200	207,202
5.25%, 01/08/47(e)	400	489,136
5.35%, 02/11/49(d)	400	509,700
5.38%, 10/17/23(e)	400	442,164
5.95%, 01/08/46(e)	500	663,795
6.63%, 02/17/37(e)	200	269,316
6.75%, 01/15/44(e)	200	286,160
7.75%, 01/17/38(e)	420	627,938
8.50%, 10/12/35(e)	400	626,896
Perusahaan Penerbit SBSN Indonesia III
3.40%, 03/29/22(e)	400	409,516
3.75%, 03/01/23(e)	200	207,700
3.90%, 08/20/24(d)(e)	200	211,084
4.15%, 03/29/27(e)	800	856,424
4.35%, 09/10/24(e)	200	215,340
4.40%, 03/01/28(e)	400	436,256
4.55%, 03/29/26(e)	200	218,190

		9,788,308

Iraq — 0.0%
Iraq International Bond
5.80%, 01/15/28 (Call 12/15/19)(e)	250	239,853
6.75%, 03/09/23(e)	200	202,142

		441,995

Israel — 0.0%
Israel Government AID Bond, 5.50%, 09/18/33	70	98,178
Israel Government International Bond
2.88%, 03/16/26	200	210,544
4.00%, 06/30/22	200	210,942
4.50%, 01/30/43	500	605,980

		1,125,644

Italy — 0.1%
Republic of Italy Government International Bond
2.38%, 10/17/24	1,000	992,450

Security	Par (000)	Value

Italy (continued)
5.38%, 06/15/33	$325	$389,217
6.88%, 09/27/23	1,000	1,162,020

		2,543,687

Ivory Coast — 0.0%
Ivory Coast Government International Bond
5.75%, 12/31/32 (Call 12/31/19)(e)(i)	88	87,081
6.13%, 06/15/33(e)	200	196,138
6.38%, 03/03/28(e)	200	206,494

		489,713

Jamaica — 0.0%
Jamaica Government International Bond
6.75%, 04/28/28	550	651,745
7.88%, 07/28/45	200	264,968
8.00%, 03/15/39	100	132,959

		1,049,672

Japan — 0.2%
Development Bank of Japan Inc.
1.63%, 09/01/21(b)	200	199,110
2.13%, 09/01/22(b)	250	251,553
2.50%, 10/18/22(e)	200	203,364
3.13%, 09/06/23(b)	200	208,866
Japan Bank for International Cooperation
1.50%, 07/21/21	692	688,478
1.88%, 04/20/21	100	100,036
1.88%, 07/21/26	200	198,576
2.00%, 10/17/29	200	198,600
2.13%, 11/16/20	750	751,852
2.13%, 02/10/25	200	201,872
2.25%, 11/04/26	848	862,289
2.38%, 07/21/22	250	253,538
2.38%, 04/20/26	250	255,972
2.75%, 11/16/27	200	210,616
2.88%, 06/01/27	520	551,746
3.00%, 05/29/24	250	261,860
3.25%, 07/20/23	250	262,360
3.38%, 10/31/23	500	528,670
3.50%, 10/31/28	200	223,988

		6,413,346

Jersey — 0.0%
IDB Trust Services Ltd.
2.26%, 09/26/22(e)	605	608,140
3.10%, 03/15/23(e)	300	309,435
3.39%, 09/26/23(e)	200	209,962

		1,127,537

Jordan — 0.0%
Hashemite Kingdom of Jordan Government AID Bond, 2.58%, 06/30/22	200	204,392
Jordan Government International Bond
5.75%, 01/31/27(e)	600	620,550
6.13%, 01/29/26(e)	200	211,002

		1,035,944

Kazakhstan — 0.0%
Kazakhstan Government International Bond
3.88%, 10/14/24(e)	200	212,792
4.88%, 10/14/44(e)	200	243,226
5.13%, 07/21/25(e)	600	680,364
6.50%, 07/21/45(e)	200	291,050

		1,427,432

SCHEDULE OF INVESTMENTS	87

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kenya — 0.0%
Kenya Government International Bond
6.88%, 06/24/24(e)	$200	$212,666
7.00%, 05/22/27(e)	200	209,864
8.00%, 05/22/32(e)	400	426,824
8.25%, 02/28/48(e)	200	209,892

		1,059,246

Kuwait — 0.0%
Kuwait International Government Bond
2.75%, 03/20/22(e)	600	608,976
3.50%, 03/20/27(e)	800	861,800

		1,470,776

Lebanon — 0.1%
Lebanon Government International Bond
6.00%, 01/27/23(e)	250	149,362
6.20%, 02/26/25(e)	1,000	564,500
6.40%, 05/26/23	50	29,560
6.60%, 11/27/26(e)	50	27,769
6.65%, 04/22/24(e)	300	172,266
6.65%, 11/03/28(e)	50	27,785
6.65%, 02/26/30(e)	200	111,658
6.75%, 11/29/27(e)	25	13,880
6.85%, 05/25/29	50	27,799
7.00%, 03/23/32(e)	100	55,892
7.25%, 03/23/37(e)	315	176,491
8.25%, 04/12/21(e)	300	209,577

		1,566,539

Lithuania — 0.0%
Lithuania Government International Bond
6.13%, 03/09/21(e)	400	421,504
6.63%, 02/01/22(e)	200	220,374

		641,878

Malaysia — 0.0%
Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/25(e)	600	623,052
Malaysia Sukuk Global Bhd
3.18%, 04/27/26(e)	400	418,816
4.08%, 04/27/46(e)	250	302,877

		1,344,745

Mexico — 0.2%
Mexico Government International Bond
3.60%, 01/30/25	200	210,068
3.63%, 03/15/22	680	703,120
3.75%, 01/11/28	200	208,428
4.00%, 10/02/23	844	895,028
4.13%, 01/21/26	600	643,314
4.15%, 03/28/27	850	910,469
4.35%, 01/15/47	1,200	1,249,344
4.60%, 02/10/48	300	324,858
4.75%, 03/08/44	1,120	1,222,939
5.55%, 01/21/45	650	792,045
5.75%, 10/12/2110	200	232,928
6.05%, 01/11/40	180	230,333
6.75%, 09/27/34	100	135,718
7.50%, 04/08/33	65	91,875
8.30%, 08/15/31	100	147,354

		7,997,821

Mongolia — 0.0%
Mongolia Government International Bond, 5.63%, 05/01/23(e)	300	307,488

Security	Par (000)	Value

Morocco — 0.0%
Morocco Government International Bond, 4.25%, 12/11/22(e)	$600	$628,830

Nigeria — 0.1%
Nigeria Government International Bond
6.50%, 11/28/27(e)	200	200,924
6.75%, 01/28/21(e)	500	518,045
7.63%, 11/21/25(e)	200	218,236
7.63%, 11/28/47(e)	400	390,688
7.70%, 02/23/38(e)	200	200,258
7.88%, 02/16/32(e)	200	206,514

		1,734,665

Norway — 0.0%
Kommunalbanken AS
2.88%, 06/14/21(b)	500	509,240
3.13%, 10/18/21(b)	500	513,730

		1,022,970

Oman — 0.1%
Oman Government International Bond
3.63%, 06/15/21(e)	200	200,200
3.88%, 03/08/22(e)	200	200,320
4.13%, 01/17/23(e)	200	200,998
4.75%, 06/15/26(e)	400	389,044
5.38%, 03/08/27(e)	200	197,954
5.63%, 01/17/28(e)	200	198,044
6.50%, 03/08/47(e)	650	602,413
6.75%, 01/17/48(e)	200	187,682
Oman Sovereign Sukuk SAOC
4.40%, 06/01/24(e)	400	402,600
5.93%, 10/31/25(e)	500	537,285

		3,116,540

Pakistan — 0.0%
Pakistan Government International Bond
6.88%, 12/05/27(e)	200	199,990
8.25%, 09/30/25(e)	600	656,262

		856,252

Panama — 0.1%
Panama Government International Bond
3.75%, 03/16/25 (Call 12/16/24)	600	635,124
3.88%, 03/17/28 (Call 12/17/27)	650	707,525
4.00%, 09/22/24 (Call 06/22/24)	200	213,948
4.50%, 04/16/50 (Call 10/16/49)	200	234,906
6.70%, 01/26/36	685	965,172
7.13%, 01/29/26	200	251,274
8.88%, 09/30/27	50	71,665
9.38%, 04/01/29	300	459,000

		3,538,614

Paraguay — 0.0%
Paraguay Government International Bond
5.60%, 03/13/48(e)	400	462,876
6.10%, 08/11/44(e)	200	243,704

		706,580

Peru — 0.1%
Peruvian Government International Bond
2.84%, 06/20/30	100	103,138
4.13%, 08/25/27	700	785,295
5.63%, 11/18/50	300	438,690
6.55%, 03/14/37	140	204,684
7.35%, 07/21/25	600	759,936

88	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Peru (continued)
8.75%, 11/21/33	$280	$462,378

		2,754,121

Philippines — 0.1%
Philippine Government International Bond
3.00%, 02/01/28	200	208,942
3.70%, 03/01/41(d)	200	225,352
3.70%, 02/02/42	500	565,035
3.75%, 01/14/29	500	556,145
3.95%, 01/20/40	200	230,006
4.00%, 01/15/21	850	868,904
5.00%, 01/13/37	400	512,972
6.38%, 01/15/32	200	272,746
6.38%, 10/23/34	225	319,487
7.50%, 09/25/24	300	360,879
7.75%, 01/14/31	338	501,808
9.50%, 02/02/30	100	161,078
10.63%, 03/16/25	80	114,280

		4,897,634

Poland — 0.1%
Republic of Poland Government International Bond
3.00%, 03/17/23	50	51,594
3.25%, 04/06/26	635	678,231
4.00%, 01/22/24	566	612,265
5.00%, 03/23/22	600	642,810
5.13%, 04/21/21	90	94,135

		2,079,035

Qatar — 0.2%
Qatar Government International Bond
2.38%, 06/02/21(e)	600	601,860
3.25%, 06/02/26(e)	200	210,110
3.38%, 03/14/24(e)	200	209,216
3.88%, 04/23/23(e)	800	844,352
4.00%, 03/14/29(e)	600	666,750
4.50%, 01/20/22(b)	200	210,110
4.50%, 04/23/28(e)	650	743,990
4.63%, 06/02/46(e)	1,100	1,337,897
5.10%, 04/23/48(e)	850	1,084,821
6.40%, 01/20/40(b)	100	146,004
9.75%, 06/15/30(b)	134	220,914
SoQ Sukuk A QSC, 3.24%, 01/18/23(e)	800	828,992

		7,105,016

Romania — 0.0%
Romanian Government International Bond
4.38%, 08/22/23(e)	100	106,948
4.88%, 01/22/24(e)	400	439,732
6.13%, 01/22/44(e)	250	326,153
6.75%, 02/07/22(e)	300	329,640

		1,202,473

Russia — 0.2%
Russian Foreign Bond-Eurobond
4.25%, 06/23/27(e)	200	214,622
4.38%, 03/21/29(e)	600	650,616
4.50%, 04/04/22(e)	600	631,776
4.75%, 05/27/26(e)	1,000	1,102,070
4.88%, 09/16/23(e)	1,200	1,313,832
5.25%, 06/23/47(e)	1,200	1,438,128
5.63%, 04/04/42(e)	600	742,980
5.88%, 09/16/43(e)	200	255,564

Security	Par (000)	Value

Russia (continued)
7.50%, 03/31/30(e)(i)	$273	$311,906
12.75%, 06/24/28(e)	600	1,023,150

		7,684,644

Saudi Arabia — 0.3%
KSA Sukuk Ltd.
2.89%, 04/20/22(e)	400	406,596
3.63%, 04/20/27(e)	1,200	1,260,720
Saudi Government International Bond
2.38%, 10/26/21(e)	400	401,192
2.88%, 03/04/23(e)	800	816,864
3.25%, 10/26/26(e)	600	620,952
3.63%, 03/04/28(e)	850	894,659
4.00%, 04/17/25(e)	850	914,328
4.38%, 04/16/29(e)	400	447,032
4.50%, 04/17/30(e)	250	283,193
4.50%, 10/26/46(e)	1,350	1,487,659
4.63%, 10/04/47(e)	310	347,758
5.00%, 04/17/49(e)	600	712,608
5.25%, 01/16/50(e)	1,000	1,235,140

		9,828,701

Senegal — 0.0%
Senegal Government International Bond
6.25%, 05/23/33(e)	200	204,616
6.75%, 03/13/48(e)	200	196,604

		401,220

South Africa — 0.1%
Republic of South Africa Government International Bond
4.30%, 10/12/28	1,000	965,120
4.67%, 01/17/24	200	208,874
4.85%, 09/27/27	200	203,514
5.38%, 07/24/44	200	191,964
5.65%, 09/27/47	200	196,338
5.75%, 09/30/49	400	387,032
5.88%, 06/22/30	200	212,704
6.25%, 03/08/41	153	164,663
6.30%, 06/22/48	200	212,284

		2,742,493

South Korea — 0.1%
Export-Import Bank of Korea
2.38%, 06/25/24	400	405,384
2.63%, 12/30/20	400	402,896
2.75%, 01/25/22	200	203,002
2.88%, 01/21/25	400	414,832
3.25%, 11/10/25	400	424,948
3.25%, 08/12/26	600	634,896
4.00%, 01/29/21	250	255,998
4.38%, 09/15/21	400	417,332
Korea International Bond
2.75%, 01/19/27	200	207,492
3.50%, 09/20/28	400	441,012
3.88%, 09/11/23	200	214,804
3.88%, 09/20/48	200	246,078
4.13%, 06/10/44	250	311,937

		4,580,611

Sri Lanka — 0.1%
Sri Lanka Government International Bond
5.75%, 04/18/23(e)	200	201,238
6.13%, 06/03/25(e)	200	197,052
6.20%, 05/11/27(e)	200	192,062

SCHEDULE OF INVESTMENTS	89

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Sri Lanka (continued)
6.25%, 07/27/21(e)	$400	$408,024
6.75%, 04/18/28(e)	200	195,380
6.83%, 07/18/26(e)	400	402,384
6.85%, 03/14/24(e)	200	206,598
6.85%, 11/03/25(d)(e)	200	203,244

		2,005,982

Supranational — 1.1%
Africa Finance Corp., 4.38%, 04/17/26(e)	265	278,345
African Development Bank
1.25%, 07/26/21	480	476,741
2.13%, 11/16/22	275	279,208
2.38%, 09/23/21	235	238,177
2.63%, 03/22/21	350	354,536
African Export-Import Bank (The), 4.13%, 06/20/24(e)	250	259,840
Asian Development Bank
1.63%, 03/16/21(d)	275	274,841
1.75%, 06/08/21	900	901,368
1.75%, 09/13/22	1,135	1,139,983
1.75%, 08/14/26	515	516,895
1.88%, 02/18/22	350	352,135
2.00%, 02/16/22(d)	935	943,228
2.00%, 01/22/25	405	412,545
2.00%, 04/24/26	155	158,052
2.25%, 01/20/21	515	518,399
2.38%, 08/10/27	150	157,119
2.50%, 11/02/27	650	687,622
2.63%, 01/30/24	365	380,155
2.63%, 01/12/27(d)	419	445,368
2.75%, 03/17/23	251	260,485
2.75%, 01/19/28	190	204,769
Asian Infrastructure Investment Bank (The), 2.25%, 05/16/24	225	231,084
Banque Ouest Africaine de Developpement, 5.00%, 07/27/27(b)	200	211,866
Corp. Andina de Fomento
2.13%, 09/27/21	75	74,786
4.38%, 06/15/22	100	105,145
Council of Europe Development Bank
1.63%, 03/16/21	2	1,998
2.63%, 02/13/23	200	206,432
European Bank for Reconstruction & Development
1.63%, 09/27/24	500	499,795
1.88%, 02/23/22	185	186,058
2.00%, 02/01/21	225	225,851
2.75%, 04/26/21	210	213,282
2.75%, 03/07/23	100	103,707
European Investment Bank
0.00%, 11/06/26(h)	150	131,706
1.38%, 09/15/21(d)	250	248,888
1.38%, 09/06/22	1,000	993,990
1.63%, 12/15/20	250	249,800
1.63%, 06/15/21	50	49,992
1.63%, 10/09/29	100	98,828
1.88%, 02/10/25	745	754,894
2.00%, 03/15/21	393	394,792
2.00%, 12/15/22	210	212,589
2.13%, 10/15/21	120	121,187
2.13%, 04/13/26	100	102,805
2.25%, 03/15/22	151	153,285
2.25%, 08/15/22	771	784,762

Security	Par (000)	Value

Supranational (continued)
2.38%, 05/13/21	$500	$505,425
2.38%, 06/15/22	375	382,470
2.38%, 05/24/27	175	183,577
2.50%, 04/15/21	285	288,423
2.50%, 03/15/23	319	328,423
2.63%, 05/20/22	1,000	1,025,690
2.63%, 03/15/24	170	177,313
2.88%, 12/15/21	1,043	1,070,504
2.88%, 08/15/23	1,710	1,789,977
3.25%, 01/29/24	1,146	1,222,816
4.00%, 02/16/21	1,000	1,029,280
4.88%, 02/15/36	225	309,436
Inter-American Development Bank
1.75%, 04/14/22	600	602,136
1.75%, 09/14/22	530	532,279
1.88%, 03/15/21	360	360,990
2.00%, 06/02/26	255	259,939
2.13%, 11/09/20	255	256,043
2.13%, 01/15/25	725	742,951
2.38%, 07/07/27	415	434,617
2.50%, 01/18/23	851	874,666
2.63%, 04/19/21	753	763,361
2.63%, 01/16/24	600	624,576
3.00%, 10/04/23	800	842,608
3.00%, 02/21/24	490	518,082
3.13%, 09/18/28	550	611,314
3.88%, 10/28/41	50	63,317
4.38%, 01/24/44	200	274,654
International Bank for Reconstruction & Development
1.38%, 05/24/21	305	303,756
1.38%, 09/20/21	50	49,779
1.63%, 03/09/21	880	879,718
1.63%, 02/10/22	2,350	2,351,410
1.75%, 04/19/23	116	116,619
1.75%, 10/23/29	300	299,235
1.88%, 10/27/26	1,850	1,875,345
2.00%, 01/26/22	200	201,756
2.13%, 11/01/20	700	702,765
2.13%, 07/01/22	1,000	1,013,980
2.13%, 02/13/23(d)	275	279,978
2.13%, 03/03/25	230	236,058
2.25%, 06/24/21	50	50,497
2.50%, 11/25/24	1,037	1,081,601
2.50%, 07/29/25	375	392,812
2.50%, 11/22/27	166	175,920
2.75%, 07/23/21	1,060	1,080,246
4.75%, 02/15/35	225	300,609
7.63%, 01/19/23	600	711,984
International Finance Corp.
2.00%, 10/24/22	175	177,126
2.13%, 04/07/26	410	421,320
2.25%, 01/25/21	570	573,961
Nordic Investment Bank
2.13%, 02/01/22	250	252,753
2.25%, 02/01/21	250	251,630

		45,453,058

Sweden — 0.1%
Kommuninvest I Sverige AB, 2.63%, 09/15/22(b)	250	256,817
Svensk Exportkredit AB
2.00%, 08/30/22	15	15,140

90	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Sweden (continued)
2.38%, 03/09/22	$210	$213,371
2.88%, 05/22/21	550	559,658
2.88%, 03/14/23	400	416,004
Sweden Government International Bond, 2.50%, 02/28/22(b)	1,500	1,530,240

		2,991,230

Trinidad and Tobago — 0.0%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(d)(e)	400	416,380

Tunisia — 0.0%
Banque Centrale de Tunisie International Bond, 5.75%, 01/30/25(e)	200	183,428

Turkey — 0.2%
Export Credit Bank of Turkey
5.38%, 10/24/23(e)	200	194,708
8.25%, 01/24/24(e)	400	427,880
Hazine Mustesarligi Varlik Kiralama AS
4.49%, 11/25/24(e)	200	192,308
5.80%, 02/21/22(e)	756	770,356
Turkey Government International Bond
3.25%, 03/23/23	200	189,500
4.25%, 04/14/26	200	182,982
4.88%, 10/09/26	400	375,144
4.88%, 04/16/43	850	677,875
5.13%, 02/17/28	200	186,488
5.63%, 03/30/21	400	409,020
5.75%, 03/22/24	800	807,632
5.75%, 05/11/47	400	343,780
6.00%, 03/25/27	800	793,224
6.00%, 01/14/41	650	583,654
6.13%, 10/24/28	400	394,172
6.25%, 09/26/22	600	621,750
6.63%, 02/17/45	450	427,153
6.75%, 05/30/40	200	194,246
6.88%, 03/17/36	231	227,935
7.25%, 12/23/23	600	639,660
7.25%, 03/05/38	250	257,020
7.38%, 02/05/25	220	236,573
7.63%, 04/26/29	200	215,044
8.00%, 02/14/34	150	165,335
11.88%, 01/15/30(d)	100	138,280

		9,651,719

Ukraine — 0.1%
Ukraine Government International Bond
7.38%, 09/25/32(e)	400	418,504
7.75%, 09/01/21(e)	200	209,270
7.75%, 09/01/22(e)	200	213,012
7.75%, 09/01/23(e)	400	428,112
7.75%, 09/01/24(e)	221	237,281
7.75%, 09/01/25(e)	400	429,308
7.75%, 09/01/26(e)	300	322,305
7.75%, 09/01/27(e)	200	214,966
8.99%, 02/01/24(e)	200	222,718
9.75%, 11/01/28(e)	200	238,012
Ukreximbank Via Biz Finance PLC, 9.75%, 01/22/25(e)	200	212,542

		3,146,030

Security	Par (000)	Value

United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.13%, 05/03/21(e)	$400	$400,296
2.50%, 10/11/22(e)	200	202,098
3.13%, 05/03/26(e)	1,400	1,459,682
3.13%, 10/11/27(e)	400	418,008
3.13%, 09/30/49(b)	400	385,104
4.13%, 10/11/47(e)	200	230,338
Dubai DOF Sukuk Ltd., 3.88%, 01/30/23(e)	200	207,718
Emirate of Dubai Government International Bonds, 5.25%, 01/30/43(e)	200	229,770
RAK Capital, 3.09%, 03/31/25(e)	400	403,372
Sharjah Sukuk Ltd., 3.76%, 09/17/24(e)	200	210,416

		4,146,802

United Kingdom — 0.0%
Bank of England Euro Note, 2.50%, 03/05/21(b)	250	252,610

Uruguay — 0.1%
Uruguay Government International Bond
4.13%, 11/20/45	350	375,638
4.38%, 10/27/27	500	551,610
4.38%, 01/23/31 (Call 10/23/30)	100	111,392
4.50%, 08/14/24(d)	480	518,846
4.98%, 04/20/55	100	117,462
5.10%, 06/18/50	620	741,222
7.63%, 03/21/36	100	147,818
8.00%, 11/18/22	75	84,224

		2,648,212

Venezuela — 0.0%
Venezuela Government International Bond
7.00%, 03/31/38(c)(e)	75	7,864
7.65%, 04/21/25(c)	350	35,315
8.25%, 10/13/24(c)(e)	250	25,350
9.00%, 05/07/23(c)(e)	100	10,445
9.25%, 09/15/27(b)(c)	365	38,964
9.25%, 05/07/28(c)(e)	150	15,556
9.38%, 01/13/34(c)	100	10,320
11.75%, 10/21/26(c)(e)	200	20,708
11.95%, 08/05/31(c)(e)	200	21,000
12.75%, 08/23/22(c)(e)	75	7,772

		193,294

Vietnam — 0.0%
Vietnam Government International Bond, 4.80%, 11/19/24(e)	600	657,924

Zambia — 0.0%
Zambia Government International Bond
8.50%, 04/14/24(e)	200	142,020
8.97%, 07/30/27(e)	200	141,096

		283,116

Total Foreign Government Obligations — 5.5% (Cost: $222,553,571)		225,355,979

Municipal Debt Obligations

California — 0.2%
Bay Area Toll Authority RB BAB
Series F-2, 6.26%, 04/01/49	290	451,513
Series S-1, 7.04%, 04/01/50	50	82,905
Series S-3, 6.91%, 10/01/50	100	166,751

SCHEDULE OF INVESTMENTS	91

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB, 6.95%, 11/01/50	$50	$79,914
Los Angeles Community College District/CA GO BAB, 6.75%, 08/01/49	135	223,498
Los Angeles Department of Water & Power System
Revenue RB BAB
Series A, 6.60%, 07/01/50	115	190,807
Series D, 6.57%, 07/01/45	100	156,555
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	175	226,940
5.76%, 07/01/29	400	489,956
Series RY, 6.76%, 07/01/34	100	140,134
Regents of the University of California Medical Center Pooled Revenue RB BAB, Series H, 6.55%, 05/15/48	50	73,887
San Diego County Regional Transportation Commission RB BAB, 5.91%, 04/01/48	60	88,672
Santa Clara Valley Transportation Authority RB BAB, 5.88%, 04/01/32	200	249,490
State of California Department of Water Resources Power Supply Revenue RB, Series P, 2.00%, 05/01/22	80	80,518
State of California GO
3.38%, 04/01/25	200	213,978
3.50%, 04/01/28	315	343,038
4.60%, 04/01/38 (Call 04/01/28)	125	140,345
Series A, 2.37%, 04/01/22	100	101,482
State of California GO BAB
7.30%, 10/01/39	420	650,706
7.50%, 04/01/34	350	536,952
7.55%, 04/01/39	355	583,776
7.60%, 11/01/40	100	169,038
7.63%, 03/01/40	535	871,788
University of California RB
Series AQ, 4.77%, 05/15/2115	500	632,020
Series AX, 3.06%, 07/01/25 (Call 04/01/25)	50	52,467
University of California RB BAB, 5.77%, 05/15/43	100	135,014

		7,132,144

Connecticut — 0.0%
State of Connecticut GO, Series A, 5.85%, 03/15/32	90	117,570
State of Connecticut GO BAB, Series D, 5.09%, 10/01/30	50	58,539

		176,109

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority RB, 3.21%, 10/01/48( 10/01/29)	60	59,657

Florida — 0.0%
County of Miami-Dade FL Aviation Revenue RB, Series C, 4.28%, 10/01/41 (Call 10/01/28)	60	65,395

Georgia — 0.0%
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010-A, 6.64%, 04/01/57	99	137,081
Project M, Series 2010-A, 6.66%, 04/01/57	99	141,841
Project P, Series 2010-A, 7.06%, 04/01/57	25	35,067

		313,989

Illinois — 0.1%
Chicago O’Hare International Airport RB, Series C, 4.47%, 01/01/49	80	99,526
Chicago O’Hare International Airport RB BAB, Series B, 6.40%, 01/01/40	100	146,999

Security	Par (000)	Value

Illinois (continued)
Chicago Transit Authority RB
Series A, 6.90%, 12/01/40	$250	$346,647
Series B, 6.90%, 12/01/40	170	235,528
Illinois State Toll Highway Authority RB BAB, Series A, 6.18%, 01/01/34	180	243,979
State of Illinois GO
4.95%, 06/01/23(d)	44	45,339
5.10%, 06/01/33(d)	1,450	1,564,086
State of Illinois GO BAB, Series 5, 7.35%, 07/01/35	50	60,465

		2,742,569

Massachusetts — 0.0%
Commonwealth of Massachusetts GOL
2.90%, 09/01/49	150	144,491
Series E, 5.46%, 12/01/39	145	192,029

		336,520

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri RB, Series A, 3.65%, 08/15/57 (Call 02/15/57)	200	222,070

New Jersey — 0.0%
New Jersey Economic Development Authority RB
Series A, 7.43%, 02/15/29 (NPFGC)	200	255,048
Series B, 0.00%, 02/15/22(h)	100	94,839
New Jersey State Turnpike Authority RB BAB
Series A, 7.10%, 01/01/41	135	211,051
Series F, 7.41%, 01/01/40	305	487,234
New Jersey Transportation Trust Fund Authority RB BAB
Series B, 6.56%, 12/15/40	200	278,942
Series C, 5.75%, 12/15/28(d)	50	57,832
Rutgers The State University of New Jersey RB, 3.27%, 05/01/43	100	102,100

		1,487,046

New York — 0.1%
City of New York NY GO BAB
Series A-2, 5.21%, 10/01/31	135	162,440
Series F1, 6.27%, 12/01/37	250	352,350
Metropolitan Transportation Authority RB BAB
7.34%, 11/15/39	250	398,997
Series 2010-A, 6.67%, 11/15/39	150	215,799
Series A, 5.87%, 11/15/39	100	130,554
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.57%, 11/01/38	200	258,418
Series C-2, 5.77%, 08/01/36	40	50,359
New York City Water & Sewer System RB BAB
5.44%, 06/15/43	175	245,331
5.72%, 06/15/42	250	358,607
5.88%, 06/15/44	115	170,261
New York State Dormitory Authority RB BAB
5.63%, 03/15/39	50	62,986
Series D, 5.60%, 03/15/40	40	52,476
New York State Thruway Authority RB, 3.50%, 01/01/42( 01/01/30)	100	101,404
New York State Urban Development Corp. RB, 3.90%, 03/15/33( 09/15/28)	250	273,083
Port Authority of New York & New Jersey RB
Series 165, 5.65%, 11/01/40	255	348,588
Series 168, 4.93%, 10/01/51	200	268,900
Series 174, 4.46%, 10/01/62	400	505,876

92	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Series 181, 4.96%, 08/01/46	$100	$131,457

		4,087,886

Ohio — 0.0%
American Municipal Power Inc. RB BAB, Series B, 8.08%, 02/15/50	250	445,150
JobsOhio Beverage System RB, Series B, 4.53%, 01/01/35	100	119,619
Ohio State University (The) RB, Series A, 3.80%, 12/01/46	40	45,098
Ohio State University (The) RB BAB, Series C, 4.91%, 06/01/40	175	224,646
Ohio Water Development Authority Water Pollution Control Loan Fund RB, Series B-2, 4.88%, 12/01/34	50	58,349

		892,862

Oregon — 0.0%
Oregon School Boards Association GOL
Series B, 5.55%, 06/30/28 (NPFGC)	100	119,564
Series B, 5.68%, 06/30/28 (NPFGC)	100	121,457
State of Oregon GO, 5.89%, 06/01/27	340	411,155

		652,176

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facility Building RB, Series 2016B, 4.05%, 07/01/26 (Call 04/01/26)	250	273,813

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue RB BAB, 5.81%, 02/01/41	200	283,690
Dallas Area Rapid Transit RB BAB 5.02%, 12/01/48	200	268,268
Series B, 6.00%, 12/01/44	50	72,111
Dallas County Hospital District GOL BAB, Series C, 5.62%, 08/15/44	50	67,358
Dallas/Fort Worth International Airport RB, Class A, 3.14%, 11/01/45	25	25,049
North Texas Tollway Authority RB BAB, Series B, 6.72%, 01/01/49	200	329,884
Permanent University Fund — Texas A&M University System RB, Series B, 3.66%, 07/01/47 (Call 07/01/27)	100	104,471
Permanent University Fund — University of Texas System RB, Series A, 3.38%, 07/01/47 (Call 01/01/47)	120	130,122
State of Texas GO BAB, 5.52%, 04/01/39	265	365,122
Texas Transportation Commission State Highway Fund RB BAB, Series B, 5.18%, 04/01/30	265	323,467

		1,969,542

Virginia — 0.0%
University of Virginia RB, Series C, 4.18%, 09/01/2117 (Call 03/01/2117)	50	62,219

Washington — 0.0%
Central Puget Sound Regional Transit Authority RB BAB, 5.49%, 11/01/39	30	39,874
State of Washington GO BAB, Series F, 5.14%, 08/01/40	100	130,115

		169,989

Security	Par (000)	Value

Wisconsin — 0.0%
State of Wisconsin RB
Series A, 5.70%, 05/01/26	$20	$22,679
Series C, 3.15%, 05/01/27	250	262,985

		285,664

Total Municipal Debt Obligations — 0.5% (Cost: $19,323,045)		20,929,650

U.S. Government & Agency Obligations

Mortgage-Backed Securities — 23.0%
Federal Home Loan Mortgage Corp.
2.50%, 01/01/30	43	43,200
2.50%, 08/01/31	369	375,097
2.50%, 10/01/31	774	786,041
2.50%, 12/01/31	435	441,484
2.50%, 02/01/32	824	837,296
2.50%, 01/01/33	1,532	1,554,468
3.00%, 05/01/29	38	39,431
3.00%, 05/01/30	90	92,440
3.00%, 06/01/30	46	46,696
3.00%, 07/01/30	104	107,691
3.00%, 12/01/30	1,150	1,182,584
3.00%, 02/01/31	35	35,607
3.00%, 05/01/31	37	38,104
3.00%, 06/01/31	25	25,192
3.00%, 07/01/34	990	1,015,271
3.00%, 07/01/46	345	354,247
3.00%, 08/01/46	2,613	2,679,975
3.00%, 09/01/46	1,646	1,694,014
3.00%, 10/01/46	2,757	2,829,128
3.00%, 11/01/46	2,393	2,455,039
3.00%, 12/01/46	3,711	3,812,132
3.00%, 01/01/47	1,649	1,691,469
3.00%, 02/01/47	3,659	3,753,089
3.00%, 05/01/47	761	781,149
3.00%, 06/01/47	1,840	1,886,840
3.00%, 08/01/47	318	325,988
3.00%, 09/01/47	1,348	1,385,331
3.00%, 10/01/47	846	867,388
3.00%, 05/01/49	3,441	3,498,491
3.00%, 06/01/49	718	730,399
3.50%, 05/01/32	123	128,895
3.50%, 09/01/32	102	106,977
3.50%, 07/01/33	557	576,880
3.50%, 06/01/34	2,784	2,892,335
3.50%, 09/01/38	20	21,148
3.50%, 10/01/42	1,611	1,695,849
3.50%, 04/01/43	36	37,349
3.50%, 07/01/43	47	49,614
3.50%, 01/01/44	119	125,201
3.50%, 09/01/44	249	262,057
3.50%, 10/01/44	1,768	1,849,470
3.50%, 12/01/45	260	272,668
3.50%, 01/01/46	29	29,925
3.50%, 03/01/46	7,260	7,650,275
3.50%, 05/01/46	222	232,428
3.50%, 07/01/46	330	342,957
3.50%, 08/01/46	416	434,957
3.50%, 09/01/46	164	170,549

SCHEDULE OF INVESTMENTS	93

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 11/01/46	$90	$93,077
3.50%, 12/01/46	3,589	3,745,985
3.50%, 01/01/47	810	844,072
3.50%, 02/01/47	1,230	1,282,016
3.50%, 03/01/47	243	251,517
3.50%, 04/01/47	257	266,675
3.50%, 05/01/47	243	252,885
3.50%, 07/01/47	2,418	2,506,673
3.50%, 08/01/47	98	101,395
3.50%, 09/01/47	4,346	4,516,436
3.50%, 12/01/47	106	109,780
3.50%, 01/01/48	1,325	1,397,075
3.50%, 02/01/48	4,503	4,658,804
3.50%, 03/01/48	3,000	3,104,159
3.50%, 05/01/48	2,153	2,215,249
3.50%, 06/01/48	1,860	1,914,242
3.50%, 04/01/49	2,924	3,052,140
3.50%, 05/01/49	523	545,921
3.50%, 06/01/49	6,942	7,273,084
3.50%, 07/01/49(k)	15,134	15,583,974
4.00%, 05/01/33	385	402,472
4.00%, 08/01/42	212	226,779
4.00%, 07/01/44	59	62,789
4.00%, 02/01/45	224	242,630
4.00%, 06/01/45	20	21,412
4.00%, 08/01/45	168	177,674
4.00%, 09/01/45	1,678	1,773,949
4.00%, 01/01/46	288	304,654
4.00%, 03/01/46	15	15,449
4.00%, 05/01/46	31	32,316
4.00%, 07/01/46	546	579,318
4.00%, 10/01/46	389	411,540
4.00%, 11/01/46	884	930,911
4.00%, 02/01/47	558	587,555
4.00%, 10/01/47	182	191,241
4.00%, 11/01/47	19	20,350
4.00%, 01/01/48	1,195	1,252,923
4.00%, 02/01/48	1,820	1,910,966
4.00%, 06/01/48	1,495	1,582,254
4.00%, 07/01/48	2,804	2,914,021
4.00%, 08/01/48	1,012	1,052,564
4.00%, 09/01/48	761	792,261
4.00%, 12/01/48	5,315	5,549,809
4.00%, 01/01/49	1,806	1,884,028
4.00%, 03/01/49	2,663	2,778,412
4.00%, 06/01/49	2,826	2,936,022
4.50%, 02/01/41	167	181,799
4.50%, 05/01/42	179	193,844
4.50%, 01/01/45	123	133,044
4.50%, 01/01/46	163	175,958
4.50%, 04/01/46	26	26,903
4.50%, 05/01/46	20	20,983
4.50%, 07/01/46	10	11,082
4.50%, 09/01/46	1,698	1,824,388
4.50%, 05/01/47	180	191,147
4.50%, 06/01/47	65	68,886
4.50%, 05/01/48	1,761	1,859,619
4.50%, 06/01/48	789	834,300
4.50%, 07/01/48	599	632,081
4.50%, 10/01/48	2,472	2,664,095

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 12/01/48	$1,690	$1,786,839
4.50%, 01/01/49	1,887	1,999,195
5.00%, 04/01/33	652	718,085
5.00%, 09/01/47	53	57,133
5.00%, 03/01/48	320	342,265
5.00%, 04/01/48	1,819	1,946,981
5.00%, 05/01/48	322	345,645
5.00%, 07/01/48	534	573,048
5.00%, 04/01/49	368	394,716
Federal National Mortgage Association
2.50%, 12/01/29	160	162,422
2.50%, 03/01/30	221	224,276
2.50%, 07/01/30	210	212,925
2.50%, 08/01/30	61	61,362
2.50%, 12/01/30	75	75,950
2.50%, 01/01/31	63	64,136
2.50%, 09/01/31	646	655,739
2.50%, 10/01/31	4,265	4,329,792
2.50%, 12/01/31	993	1,008,913
2.50%, 02/01/32	750	761,581
2.50%, 03/01/32	780	791,907
2.50%, 04/01/32	724	735,094
2.50%, 10/01/32	121	122,896
2.50%, 01/01/33	932	946,620
2.50%, 11/01/34(l)	23,562	23,815,108
2.50%, 04/01/47	2,141	2,142,045
2.50%, 11/01/49(l)	2,173	2,160,692
3.00%, 10/01/27	115	118,075
3.00%, 04/01/30	157	161,042
3.00%, 07/01/30	136	139,788
3.00%, 08/01/30	506	520,411
3.00%, 09/01/30	840	863,438
3.00%, 10/01/30	338	347,611
3.00%, 11/01/30	82	84,401
3.00%, 12/01/30	189	194,167
3.00%, 01/01/31	2,755	2,835,665
3.00%, 02/01/31	1,009	1,039,661
3.00%, 03/01/31	316	325,722
3.00%, 04/01/31	119	122,947
3.00%, 06/01/31	611	629,018
3.00%, 09/01/31	229	236,583
3.00%, 10/01/31	92	94,390
3.00%, 01/01/32	723	746,514
3.00%, 02/01/32	2,417	2,492,884
3.00%, 03/01/32	93	95,807
3.00%, 06/01/32	843	866,668
3.00%, 08/01/32	470	485,763
3.00%, 11/01/32	707	731,219
3.00%, 12/01/32	1,505	1,549,718
3.00%, 02/01/33	852	881,288
3.00%, 09/01/34	5,822	6,001,060
3.00%, 11/01/34(l)	12,671	12,974,411
3.00%, 12/01/35	7,416	7,652,029
3.00%, 01/01/37	546	563,854
3.00%, 11/01/42	245	252,875
3.00%, 12/01/42	596	615,254
3.00%, 03/01/43	581	599,459
3.00%, 09/01/43	537	554,104
3.00%, 01/01/44	741	763,709
3.00%, 10/01/44	7,165	7,387,028

94	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 01/01/45	$244	$251,769
3.00%, 03/01/45	1,837	1,894,228
3.00%, 05/01/45	777	800,765
3.00%, 11/01/45	97	99,532
3.00%, 08/01/46	1,657	1,699,955
3.00%, 10/01/46	92	94,614
3.00%, 11/01/46	1,940	1,989,074
3.00%, 12/01/46	5,293	5,428,066
3.00%, 01/01/47	4,075	4,179,039
3.00%, 02/01/47	7,260	7,447,210
3.00%, 03/01/47	4,950	5,075,175
3.00%, 05/01/47	121	123,214
3.00%, 07/01/47	2,197	2,252,895
3.00%, 08/01/47	730	748,684
3.00%, 12/01/47	743	762,400
3.00%, 09/01/49	4,375	4,484,185
3.00%, 11/01/49(l)	62,049	63,050,099
3.50%, 01/01/27	8	8,586
3.50%, 12/01/29	25	25,900
3.50%, 07/01/30	422	440,740
3.50%, 10/01/30	45	47,032
3.50%, 03/01/31	311	323,642
3.50%, 06/01/31	284	297,720
3.50%, 01/01/32	138	145,130
3.50%, 05/01/32	232	243,582
3.50%, 06/01/32	226	238,053
3.50%, 07/01/32	141	146,731
3.50%, 08/01/32	92	95,741
3.50%, 09/01/32	642	666,835
3.50%, 10/01/32	284	296,727
3.50%, 11/01/32	198	206,818
3.50%, 03/01/33	562	589,713
3.50%, 04/01/33	950	990,957
3.50%, 05/01/33	390	410,138
3.50%, 08/01/34	2,776	2,883,516
3.50%, 11/01/34(l)	10,533	10,911,118
3.50%, 10/01/44	1,435	1,505,568
3.50%, 02/01/45	790	828,650
3.50%, 03/01/45	243	256,014
3.50%, 05/01/45	116	121,387
3.50%, 07/01/45	291	304,237
3.50%, 10/01/45	373	392,332
3.50%, 11/01/45	307	319,897
3.50%, 12/01/45	3,818	3,979,111
3.50%, 01/01/46	259	273,652
3.50%, 02/01/46	869	905,604
3.50%, 03/01/46	3,872	4,050,832
3.50%, 04/01/46	67	69,288
3.50%, 05/01/46	106	110,666
3.50%, 06/01/46	242	252,023
3.50%, 07/01/46	294	307,888
3.50%, 08/01/46	369	384,097
3.50%, 09/01/46	692	725,025
3.50%, 10/01/46	1,087	1,135,891
3.50%, 11/01/46	200	208,904
3.50%, 12/01/46	5,993	6,267,859
3.50%, 01/01/47	4,047	4,247,940
3.50%, 02/01/47	514	535,631
3.50%, 04/01/47	1,372	1,430,593
3.50%, 05/01/47	604	634,410

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 06/01/47	$1,353	$1,408,675
3.50%, 07/01/47	1,406	1,478,762
3.50%, 08/01/47	1,817	1,887,018
3.50%, 09/01/47	2,450	2,537,476
3.50%, 10/01/47	1,748	1,841,291
3.50%, 11/01/47	4,872	5,070,592
3.50%, 12/01/47	1,404	1,454,310
3.50%, 01/01/48	4,985	5,189,707
3.50%, 02/01/48	16,998	17,681,496
3.50%, 03/01/48	614	631,067
3.50%, 04/01/48	481	503,899
3.50%, 05/01/48	197	208,927
3.50%, 06/01/48	3,131	3,219,753
3.50%, 11/01/48	872	903,324
3.50%, 12/01/48	2,026	2,083,593
3.50%, 03/01/49	1,183	1,235,188
3.50%, 04/01/49	552	579,678
3.50%, 06/01/49	1,291	1,356,900
3.50%, 11/01/49(l)	32,946	33,826,276
3.50%, 11/01/51	2,769	2,916,260
4.00%, 07/01/29	685	715,322
4.00%, 05/01/33	1,225	1,278,766
4.00%, 06/01/33	579	604,306
4.00%, 07/01/33	432	451,252
4.00%, 11/01/34(l)	4,407	4,594,084
4.00%, 06/01/38	389	406,587
4.00%, 06/01/42	4,076	4,364,695
4.00%, 10/01/44	20	21,286
4.00%, 12/01/44	200	214,311
4.00%, 01/01/45	1,833	1,954,137
4.00%, 02/01/45	451	488,358
4.00%, 03/01/45	566	600,590
4.00%, 05/01/45	246	266,454
4.00%, 06/01/45	868	923,276
4.00%, 07/01/45	112	118,547
4.00%, 08/01/45	106	111,490
4.00%, 09/01/45	134	141,586
4.00%, 01/01/46	160	169,064
4.00%, 04/01/46	51	54,026
4.00%, 06/01/46	2,265	2,452,500
4.00%, 07/01/46	511	537,333
4.00%, 08/01/46	39	40,793
4.00%, 02/01/47	2,138	2,277,320
4.00%, 03/01/47	472	502,232
4.00%, 04/01/47	1,725	1,816,627
4.00%, 05/01/47	582	616,699
4.00%, 06/01/47	707	752,482
4.00%, 07/01/47	1,361	1,425,592
4.00%, 08/01/47	2,154	2,260,378
4.00%, 09/01/47	5,864	6,176,257
4.00%, 10/01/47	4,279	4,535,015
4.00%, 11/01/47	2,308	2,418,836
4.00%, 12/01/47	1,128	1,205,019
4.00%, 01/01/48	5,507	5,783,473
4.00%, 04/01/48	1,732	1,806,141
4.00%, 06/01/48	1,020	1,059,557
4.00%, 07/01/48	209	217,707
4.00%, 09/01/48	987	1,029,409
4.00%, 10/01/48	2,990	3,109,247
4.00%, 11/01/48	3,277	3,403,797

SCHEDULE OF INVESTMENTS	95

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 12/01/48	$1,807	$1,876,646
4.00%, 01/01/49	978	1,031,143
4.00%, 02/01/49	1,233	1,285,256
4.00%, 03/01/49	1,435	1,514,390
4.00%, 04/01/49	2,233	2,377,730
4.00%, 05/01/49	1,626	1,731,465
4.00%, 06/01/49	10,885	11,367,073
4.00%, 07/01/49	3,523	3,705,944
4.00%, 08/01/49	5,496	5,736,503
4.00%, 09/01/49	2,000	2,077,922
4.00%, 11/01/49(l)	21,921	22,747,700
4.00%, 01/01/57	1,024	1,100,513
4.00%, 02/01/57	1,124	1,207,638
4.50%, 11/01/34(l)	960	988,904
4.50%, 06/01/41	26	27,866
4.50%, 01/01/42	25	26,743
4.50%, 09/01/42	109	118,298
4.50%, 08/01/43	277	300,136
4.50%, 04/01/44	396	427,301
4.50%, 02/01/45	121	131,416
4.50%, 08/01/45	150	162,482
4.50%, 12/01/45	129	138,455
4.50%, 02/01/46	1,050	1,138,977
4.50%, 08/01/46	19	19,990
4.50%, 10/01/46	59	62,816
4.50%, 01/01/47	21	22,280
4.50%, 03/01/47	300	321,283
4.50%, 04/01/47	1,160	1,242,630
4.50%, 06/01/47	323	343,700
4.50%, 10/01/47	1,210	1,303,549
4.50%, 01/01/48	3,649	3,872,053
4.50%, 02/01/48	1,664	1,779,080
4.50%, 03/01/48	302	323,044
4.50%, 04/01/48	100	106,702
4.50%, 05/01/48	909	955,468
4.50%, 06/01/48	572	616,921
4.50%, 07/01/48	389	410,194
4.50%, 08/01/48	2,375	2,541,536
4.50%, 10/01/48	506	541,892
4.50%, 12/01/48	5,225	5,537,685
4.50%, 05/01/49	4,017	4,242,000
4.50%, 07/01/49	2,123	2,250,659
4.50%, 08/01/49	1,399	1,482,859
4.50%, 11/01/49(l)	10,937	11,503,503
5.00%, 11/01/34(l)	293	301,455
5.00%, 06/01/39	17	18,186
5.00%, 02/01/41	65	72,345
5.00%, 04/01/41	764	844,204
5.00%, 10/01/41	31	34,502
5.00%, 01/01/42	99	109,331
5.00%, 05/01/42	72	79,336
5.00%, 09/01/47	86	92,635
5.00%, 03/01/48	711	762,492
5.00%, 04/01/48	2,889	3,092,732
5.00%, 05/01/48	358	387,022
5.00%, 07/01/48	718	776,583
5.00%, 08/01/48	690	749,470
5.00%, 09/01/48	640	684,143
5.00%, 01/01/49	1,640	1,766,709
5.00%, 04/01/49	3,155	3,401,408

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
5.00%, 11/01/49(l)	$1,271	$1,359,793
5.50%, 09/01/41	1,315	1,475,516
5.50%, 01/01/47	1,100	1,241,190
5.50%, 11/01/49(l)	7,963	8,583,970
6.00%, 07/01/41	184	214,636
6.00%, 02/01/49	476	553,582
Series 2014-M02, Class ASV2, 2.78%, 06/25/21(a)	218	217,840
Series 2014-M13, Class A2, 3.02%, 08/25/24(a)	10	10,433
FHLMC Multifamily Structured Pass Through Certificates
Series K017, Class A2, 2.87%, 12/25/21	1,201	1,215,862
Series K020, Class A2, 2.37%, 05/25/22	50	50,497
Series K022, Class A2, 2.36%, 07/25/22	3,000	3,032,949
Series K028, Class A2, 3.11%, 02/25/23	2,700	2,793,522
Series K034, Class A2, 3.53%, 07/25/23(a)	1,000	1,053,409
Series K036, Class A2, 3.53%, 10/25/23(a)	750	791,962
Series K040, Class A2, 3.24%, 09/25/24	2,380	2,514,134
Series K053, Class A2, 3.00%, 12/25/25	3,000	3,160,418
Series K064, Class A2, 3.22%, 03/25/27	3,000	3,221,412
Series K078, Class A2, 3.85%, 06/25/28	600	675,096
Series K086, Class A2, 3.86%, 11/25/28(a)	1,000	1,129,205
Series K089, Class A2, 3.56%, 01/25/29	2,000	2,214,114
Series K-1512, Class A2, 2.99%, 05/25/31	910	970,597
Series K-1512, Class A3, 3.06%, 04/25/34	720	767,157
Series K730, Class A2, 3.59%, 01/25/25(a)	2,000	2,136,966
Freddie Mac Pool, 4.50%, 11/01/48	1,843	1,944,897
Government National Mortgage Association
2.50%, 05/20/45	156	158,446
2.50%, 01/20/47	813	825,252
2.50%, 11/01/49(l)	774	784,026
3.00%, 01/20/43	1,510	1,564,849
3.00%, 03/15/43	21	21,876
3.00%, 11/20/43	48	49,769
3.00%, 12/20/43	60	61,893
3.00%, 05/20/45	3,458	3,579,626
3.00%, 06/20/45	276	286,062
3.00%, 10/20/45	751	776,984
3.00%, 11/20/45	78	80,536
3.00%, 12/20/45	157	162,702
3.00%, 02/20/46	2,619	2,711,744
3.00%, 04/20/46	2,581	2,667,704
3.00%, 05/20/46	2,220	2,294,352
3.00%, 06/20/46	2,537	2,621,353
3.00%, 07/20/46	3,698	3,821,043
3.00%, 08/20/46	5,928	6,126,549
3.00%, 09/20/46	4,491	4,641,227
3.00%, 12/15/46	917	948,307
3.00%, 12/20/46	4,598	4,752,008
3.00%, 02/15/47	1,555	1,607,692
3.00%, 02/20/47	1,944	2,008,757
3.00%, 03/20/47	464	479,418
3.00%, 07/20/47	154	158,730
3.00%, 11/20/47	3,592	3,702,965
3.00%, 12/20/47	1,588	1,636,775
3.00%, 11/01/49(l)	10,425	10,731,225
3.50%, 09/20/42	1,253	1,325,918
3.50%, 10/20/42	2,938	3,107,423
3.50%, 11/20/42	1,343	1,420,119
3.50%, 12/20/42	984	1,040,945
3.50%, 06/15/43	615	650,383
3.50%, 10/20/44	175	185,697

96	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 12/20/44	$410	$431,588
3.50%, 04/20/45	1,678	1,759,258
3.50%, 05/20/45	564	591,265
3.50%, 09/20/45	1,138	1,205,177
3.50%, 10/20/45	193	201,964
3.50%, 11/20/45	1,548	1,622,926
3.50%, 12/20/45	1,498	1,571,205
3.50%, 03/20/46	3,717	3,890,245
3.50%, 04/20/46	1,522	1,592,808
3.50%, 06/20/46	6,799	7,115,826
3.50%, 11/20/46	196	204,922
3.50%, 12/20/46	2,065	2,161,298
3.50%, 01/20/47	636	666,036
3.50%, 02/20/47	3,112	3,256,841
3.50%, 03/20/47	4,463	4,647,986
3.50%, 04/20/47	464	488,905
3.50%, 06/20/47	881	917,109
3.50%, 08/20/47	3,911	4,109,759
3.50%, 09/20/47	4,698	4,892,439
3.50%, 10/20/47	357	377,045
3.50%, 11/20/47	4,190	4,364,023
3.50%, 12/15/47	2,073	2,197,318
3.50%, 12/20/47	835	878,761
3.50%, 01/20/48	873	909,377
3.50%, 02/20/48	1,446	1,506,056
3.50%, 04/20/48	4,611	4,882,659
3.50%, 08/20/48	3,266	3,390,379
3.50%, 01/20/49	1,399	1,456,802
3.50%, 11/01/49(l)	24,229	25,145,159
4.00%, 09/20/45	410	433,421
4.00%, 10/20/45	17	18,258
4.00%, 01/20/46	67	70,328
4.00%, 03/20/46	847	896,140
4.00%, 07/20/46	78	81,795
4.00%, 09/20/46	19	20,108
4.00%, 11/20/46	212	222,340
4.00%, 12/15/46	141	149,645
4.00%, 04/20/47	4,147	4,342,471
4.00%, 07/20/47	10,107	10,582,119
4.00%, 08/20/47	405	424,344
4.00%, 11/20/47	3,446	3,608,259
4.00%, 03/20/48	6,968	7,295,998
4.00%, 04/20/48	2,711	2,836,691
4.00%, 05/15/48	1,050	1,105,288
4.00%, 05/20/48	969	1,010,886
4.00%, 08/20/48	6,669	6,957,029
4.00%, 11/20/48	532	554,698
4.00%, 07/20/49	2,224	2,317,315
4.00%, 11/01/49(l)	14,766	15,354,333
4.50%, 04/15/40	30	31,722
4.50%, 11/20/45	149	160,470
4.50%, 08/20/46	153	165,214
4.50%, 09/20/46	24	25,426
4.50%, 10/20/46	133	143,364
4.50%, 11/20/46	67	72,042
4.50%, 02/20/47	80	85,288
4.50%, 04/20/47	121	128,460
4.50%, 06/20/47	261	276,132
4.50%, 10/20/47	141	149,218
4.50%, 04/20/48	2,693	2,843,522

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 06/20/48	$2,877	$3,019,527
4.50%, 07/20/48	3,037	3,187,355
4.50%, 08/20/48	2,306	2,420,297
4.50%, 12/20/48	2,015	2,114,599
4.50%, 03/20/49	1,297	1,360,875
4.50%, 06/20/49	5,829	6,154,147
4.50%, 07/20/49	3,070	3,241,155
4.50%, 08/20/49	934	986,283
4.50%, 11/01/49(l)	3,359	3,516,453
5.00%, 07/20/46	37	39,996
5.00%, 03/20/48	511	543,073
5.00%, 04/20/48	1,436	1,523,363
5.00%, 05/20/48	730	774,265
5.00%, 11/20/48	1,227	1,299,509
5.00%, 12/20/48	1,766	1,870,518
5.00%, 01/20/49	4,017	4,253,818
5.00%, 04/20/49	348	368,156
5.00%, 05/20/49	430	455,721
5.00%, 11/01/49(l)	1,323	1,396,747
5.50%, 04/20/48	76	83,194

		947,891,076

U.S. Government Agency Obligations — 1.0%
Federal Farm Credit Banks, 2.85%, 09/20/21	570	582,004
Federal Farm Credit Banks Funding Corp.
1.68%, 10/13/20	250	250,117
1.85%, 07/26/24	55	55,570
1.90%, 06/24/21	1,065	1,069,729
Federal Home Loan Banks
1.13%, 07/14/21	1,000	992,050
1.38%, 11/15/19	200	199,972
1.50%, 08/15/24	150	149,448
1.75%, 06/12/20	225	225,090
1.88%, 03/13/20	150	150,092
2.00%, 09/09/22	250	252,977
2.50%, 12/08/23	550	569,162
2.50%, 12/10/27	250	260,780
2.63%, 05/28/20	520	522,969
2.75%, 12/13/24	1,140	1,202,278
2.88%, 09/11/20	500	505,255
2.88%, 09/13/24	250	264,487
3.00%, 12/09/22	1,520	1,584,539
3.00%, 03/10/28	60	64,604
3.13%, 06/13/25	2,470	2,659,844
3.13%, 09/12/25	1,075	1,160,688
3.25%, 06/09/28	170	188,047
3.25%, 11/16/28	295	328,949
3.38%, 09/08/23	200	213,280
3.63%, 06/11/21	500	515,845
5.50%, 07/15/36	285	410,993
Federal Home Loan Mortgage Corp.
0.00%, 12/14/29(h)	200	161,112
2.38%, 02/16/21	1,600	1,615,200
2.38%, 01/13/22	2,335	2,375,092
2.75%, 06/19/23	700	729,330
6.25%, 07/15/32	1,735	2,555,204
6.75%, 09/15/29	1,550	2,217,864
6.75%, 03/15/31	560	831,085
Federal National Mortgage Association
1.25%, 05/06/21	300	298,377
1.25%, 08/17/21	575	571,671

SCHEDULE OF INVESTMENTS	97

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Agency Obligations (continued)
1.38%, 02/26/21	$3,020	$3,011,212
1.75%, 07/02/24	300	302,256
1.88%, 04/05/22	620	624,576
1.88%, 09/24/26	1,025	1,037,167
2.00%, 01/05/22	850	857,658
2.25%, 04/12/22	300	304,881
2.38%, 01/19/23	490	502,549
2.50%, 02/05/24	570	591,329
2.63%, 01/11/22	425	434,558
2.63%, 09/06/24	2,755	2,888,673
2.88%, 10/30/20	1,395	1,412,075
6.25%, 05/15/29	650	896,155
6.63%, 11/15/30	960	1,400,995
7.25%, 05/15/30	510	765,877
Tennessee Valley Authority
3.50%, 12/15/42	150	172,691
5.88%, 04/01/36	225	324,918
7.13%, 05/01/30	145	213,323

		41,474,597

U.S. Government Obligations — 33.7%
U.S. Treasury Note/Bond
1.00%, 11/15/19	4,200	4,198,852
1.13%, 02/28/21	2,000	1,987,891
1.13%, 07/31/21	18,500	18,358,359
1.13%, 08/31/21	3,650	3,620,914
1.13%, 09/30/21	2,000	1,983,438
1.25%, 03/31/21	4,600	4,578,438
1.25%, 10/31/21	5,900	5,863,816
1.25%, 07/31/23	18,000	17,827,031
1.25%, 08/31/24	3,800	3,753,391
1.38%, 10/31/20	25,000	24,943,359
1.38%, 04/30/21	21,750	21,681,182
1.38%, 05/31/21	2,400	2,392,031
1.38%, 06/30/23	2,750	2,735,391
1.38%, 08/31/23	3,900	3,879,586
1.38%, 09/30/23	24,900	24,759,937
1.50%, 09/30/21	5,500	5,495,059
1.50%, 01/31/22	4,900	4,896,937
1.50%, 08/15/22	200	199,938
1.50%, 02/28/23	4,000	3,997,188
1.50%, 03/31/23	15,250	15,240,469
1.50%, 08/15/26	4,700	4,668,422
1.63%, 11/30/20	18,550	18,555,072
1.63%, 08/15/22	1,300	1,303,961
1.63%, 11/15/22	4,000	4,013,125
1.63%, 04/30/23	19,300	19,367,852
1.63%, 05/31/23	2,500	2,508,789
1.63%, 10/31/23	4,000	4,016,250
1.63%, 02/15/26	10,050	10,068,059
1.63%, 05/15/26	6,300	6,310,828
1.63%, 08/15/29	12,000	11,930,625
1.75%, 12/31/20	3,900	3,906,246
1.75%, 11/30/21	11,950	11,999,481
1.75%, 02/28/22	7,900	7,938,266
1.75%, 03/31/22	1,000	1,005,234
1.75%, 04/30/22	1,300	1,307,008
1.75%, 05/31/22	1,500	1,508,555
1.75%, 09/30/22	9,700	9,765,172
1.75%, 01/31/23	2,600	2,618,484
1.75%, 05/15/23	13,000	13,098,516

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.75%, 06/30/24	$4,200	$4,241,672
1.88%, 11/30/21	2,000	2,014,063
1.88%, 01/31/22	4,000	4,029,063
1.88%, 02/28/22	3,000	3,022,734
1.88%, 05/31/22	6,600	6,659,812
1.88%, 07/31/22	3,900	3,936,563
1.88%, 08/31/22	7,368	7,441,003
1.88%, 09/30/22	21,000	21,218,203
1.88%, 10/31/22	3,000	3,031,172
2.00%, 11/30/20	18,250	18,326,279
2.00%, 01/15/21	2,000	2,009,844
2.00%, 02/28/21	4,500	4,524,434
2.00%, 05/31/21	35,000	35,225,586
2.00%, 08/31/21	13,105	13,205,855
2.00%, 10/31/21	4,000	4,034,844
2.00%, 11/15/21	12,500	12,613,281
2.00%, 12/31/21	4,000	4,038,750
2.00%, 10/31/22	1,200	1,216,781
2.00%, 11/30/22	6,500	6,592,930
2.00%, 02/15/23	6,000	6,091,406
2.00%, 05/31/24	12,250	12,511,270
2.00%, 06/30/24	4,000	4,082,813
2.00%, 02/15/25	22,561	23,070,794
2.00%, 08/15/25	12,700	12,995,672
2.00%, 11/15/26	7,750	7,954,648
2.13%, 01/31/21	4,050	4,076,895
2.13%, 06/30/21	7,833	7,903,476
2.13%, 08/15/21	17,950	18,121,086
2.13%, 09/30/21	3,500	3,536,504
2.13%, 12/31/21	5,500	5,567,461
2.13%, 05/15/22	7,000	7,102,812
2.13%, 06/30/22	5,950	6,043,898
2.13%, 12/31/22	16,500	16,808,086
2.13%, 11/30/23	7,000	7,163,516
2.13%, 02/29/24	2,000	2,049,531
2.13%, 03/31/24	7,300	7,484,781
2.13%, 07/31/24	1,500	1,540,078
2.13%, 11/30/24	5,000	5,140,234
2.13%, 05/15/25	21,900	22,543,312
2.13%, 05/31/26	3,000	3,097,500
2.25%, 03/31/21	4,200	4,238,391
2.25%, 04/30/21	8,000	8,077,812
2.25%, 07/31/21	3,400	3,439,313
2.25%, 04/15/22	20,000	20,343,750
2.25%, 12/31/23	8,700	8,950,805
2.25%, 01/31/24	5,100	5,250,609
2.25%, 11/15/24	3,340	3,453,508
2.25%, 12/31/24	750	776,074
2.25%, 11/15/25	6,850	7,110,621
2.25%, 02/15/27	11,050	11,538,617
2.25%, 08/15/27	27,250	28,501,797
2.25%, 11/15/27	13,500	14,128,594
2.25%, 08/15/46	9,000	9,129,375
2.25%, 08/15/49	2,500	2,540,625
2.38%, 12/31/20	1,550	1,563,502
2.38%, 01/31/23	6,500	6,674,180
2.38%, 02/29/24	500	517,695
2.38%, 08/15/24	22,200	23,053,312
2.38%, 05/15/27	4,750	5,008,281
2.38%, 05/15/29	6,000	6,362,812

98	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
2.50%, 08/15/23	$4,750	$4,919,590
2.50%, 01/31/24	9,000	9,357,891
2.50%, 05/15/24	47,300	49,299,164
2.50%, 02/28/26	3,000	3,163,125
2.50%, 02/15/45	7,900	8,406,094
2.50%, 02/15/46	8,220	8,753,980
2.50%, 05/15/46	12,663	13,486,521
2.63%, 08/31/20	350	352,939
2.63%, 11/15/20	43,350	43,800,434
2.63%, 05/15/21	8,000	8,125,625
2.63%, 06/15/21	4,750	4,828,486
2.63%, 01/31/26	4,500	4,775,273
2.63%, 02/15/29	7,689	8,314,933
2.75%, 08/15/21	4,000	4,082,344
2.75%, 09/15/21	11,000	11,240,625
2.75%, 04/30/23	5,000	5,207,812
2.75%, 05/31/23	5,300	5,525,250
2.75%, 07/31/23	5,300	5,535,187
2.75%, 08/31/23	5,500	5,749,219
2.75%, 02/15/24	500	525,313
2.75%, 08/31/25	7,000	7,454,453
2.75%, 02/15/28	10,000	10,854,687
2.75%, 08/15/42	8,250	9,152,344
2.75%, 11/15/42	7,800	8,651,906
2.75%, 08/15/47	10,800	12,087,562
2.75%, 11/15/47	7,300	8,177,141
2.88%, 10/15/21	5,900	6,048,422
2.88%, 11/15/21	5,500	5,645,234
2.88%, 11/30/23	5,700	6,002,367
2.88%, 04/30/25	6,200	6,626,250
2.88%, 08/15/28	16,650	18,291,586
2.88%, 05/15/43	6,800	7,704,187
2.88%, 08/15/45	13,450	15,328,797
2.88%, 11/15/46	6,050	6,922,523
3.00%, 05/15/42	5,950	6,874,109
3.00%, 11/15/44	5,210	6,052,555
3.00%, 05/15/45	13,200	15,369,750
3.00%, 11/15/45	7,300	8,514,766
3.00%, 02/15/47	3,050	3,574,695
3.00%, 05/15/47	3,850	4,509,914
3.00%, 02/15/48	4,000	4,696,250
3.00%, 08/15/48	10,150	11,935,766
3.13%, 05/15/21	4,800	4,911,375
3.13%, 11/15/41	6,010	7,080,531
3.13%, 02/15/42	3,850	4,536,984
3.13%, 02/15/43	4,000	4,715,000
3.13%, 08/15/44	580	687,481
3.13%, 05/15/48	3,300	3,966,703
3.38%, 05/15/44	3,870	4,768,566
3.50%, 02/15/39	3,750	4,654,102
3.63%, 02/15/21	6,700	6,872,996
3.63%, 08/15/43	1,500	1,912,266
3.63%, 02/15/44	3,700	4,729,641
3.75%, 08/15/41	3,000	3,862,969
3.75%, 11/15/43	7,000	9,102,187
3.88%, 08/15/40	8,400	10,975,125
4.25%, 11/15/40	2,500	3,430,859
4.38%, 02/15/38	1,000	1,375,625
4.38%, 11/15/39	3,000	4,164,375
4.38%, 05/15/40	3,650	5,078,633

Security	Par/ Shares (000)	Value

U.S. Government Obligations (continued)
4.38%, 05/15/41	$5,100	$7,128,047
4.50%, 02/15/36	3,400	4,658,000
4.50%, 05/15/38	2,900	4,052,297
4.63%, 02/15/40	2,050	2,936,305
4.75%, 02/15/41	2,050	2,998,766
5.00%, 05/15/37	500	731,797
5.25%, 11/15/28	10,500	13,648,359
5.25%, 02/15/29	4,700	6,143,047
5.38%, 02/15/31	6,600	9,067,781
5.50%, 08/15/28	5,500	7,221,328
6.00%, 02/15/26	1,700	2,147,445
6.38%, 08/15/27	3,400	4,576,188
6.50%, 11/15/26	1,000	1,325,000
6.63%, 02/15/27	2,000	2,687,188
7.25%, 08/15/22	500	577,500
7.63%, 11/15/22	5,000	5,900,391
8.00%, 11/15/21	4,400	4,962,031
8.13%, 05/15/21	600	658,805

		1,385,382,229

Total U.S. Government & Agency Obligations — 57.7% (Cost: $2,297,977,494)		2,374,747,902

Preferred Stocks

Internet & Direct Marketing Retail — 0.0%
MYT Holding Co., 10.00%, 06/07/29(b)	8	7,101

Total Preferred Stocks — 0.0% (Cost $7,905)		7,101

Short-Term Investments

Money Market Funds — 7.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(m)(n)	274,246	274,383,605
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(m)(n)(o)	35,912	35,911,853

		310,295,458

Total Short-Term Investments — 7.5% (Cost: $310,200,247)		310,295,458

Total Investments in Securities — 106.7% (Cost: $4,241,794,724)		4,391,104,741

Other Assets, Less Liabilities — (6.7)%		(275,273,711)

Net Assets — 100.0%		$4,115,831,030

(a)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	All or a portion of this security is on loan.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Perpetual security with no stated maturity date.
(g)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(h)	Zero-coupon bond.

SCHEDULE OF INVESTMENTS	99

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF

(i)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(j)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(k)	All or a portion of this security has been pledged as collateral in connection with outstanding TBA agreements.
(l)	TBA transaction.
(m)	Affiliate of the Fund.
(n)	Annualized 7-day yield as of period-end.
(o)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/18 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)	Par/Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	133,235	141,011	(b)	—	274,246	$274,383,605	$6,214,772		$18,465		$74,380
BlackRock Cash Funds: Treasury, SL Agency Shares	27,569	8,343	(b)	—	35,912	35,911,853	202,019	(c)	—		—
PNC Bank N.A.
2.15%, 04/29/21(d)	350	250		—	600	N/A	17,278		—		6,064
2.45%, 11/05/20(d)	300	10		—	310	N/A	7,242		—		5,603
2.63%, 02/17/22(d)	250	—		—	250	N/A	7,985		—		2,369
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22(d)	35	—		—	35	N/A	1,062		—		154
3.15%, 05/19/27(d)	60	10		—	70	N/A	1,997		—		2,638
3.90%, 04/29/24(d)	50	10		—	60	N/A	1,579		—		2,627
5.13%, 02/08/20(d)	19	—		(19)	—	N/A	193		(5)		98

						$310,295,458	$6,454,127		$18,460		$93,933

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

100	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Core Total USD Bond Market ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Asset-Backed Securities	$—	$14,199,728	$—	$14,199,728
Collaterized Mortgage Obligations	—	48,163,778	—	48,163,778
Corporate Bonds & Notes	—	1,397,405,145	—	1,397,405,145
Foreign Government Obligations	—	225,355,979	—	225,355,979
Municipal Debt Obligations	—	20,929,650	—	20,929,650
U.S. Government & Agency Obligations	—	2,374,747,902	—	2,374,747,902
Preferred Stocks	7,101	—	—	7,101
Money Market Funds	310,295,458	—	—	310,295,458

	$310,302,559	$4,080,802,182	$—	$4,391,104,741

See notes to financial statements.

SCHEDULE OF INVESTMENTS	101

Statement of Assets and Liabilities

October 31, 2019

iShares Core Total USD Bond Market ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,080,809,283
Affiliated(c)	310,295,458
Cash	8,918
Receivables:
Investments sold	37,856,870
Securities lending income — Affiliated	19,667
Capital shares sold	8,671,984
Dividends	455,888
Interest	29,140,971

Total assets	4,467,259,039

LIABILITIES
Collateral on securities loaned, at value	35,811,853
Payables:
Investments purchased	315,430,609
Investment advisory fees	185,547

Total liabilities	351,428,009

NET ASSETS	$4,115,831,030

NET ASSETS CONSIST OF:
Paid-in capital	$3,961,102,105
Accumulated earnings	154,728,925

NET ASSETS	$4,115,831,030

Shares outstanding	78,600,000

Net asset value	$52.36

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$34,299,559
(b) Investments, at cost — Unaffiliated	$3,931,594,477
(c) Investments, at cost — Affiliated	$310,200,247

See notes to financial statements.

102	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended October 31, 2019

iShares Core Total USD Bond Market ETF

INVESTMENT INCOME
Dividends — Affiliated	$6,217,304
Interest — Unaffiliated	100,770,595
Interest — Affiliated	37,336
Securities lending income — Affiliated — net	199,487
Other income — Unaffiliated	28,522

Total investment income	107,253,244

EXPENSES
Investment advisory fees	2,007,502

Total expenses	2,007,502
Less:
Investment advisory fees waived	(226,033)

Total expenses after fees waived	1,781,469

Net investment income	105,471,775

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	10,350,897
Investments — Affiliated	18,460
In-kind redemptions — Unaffiliated	(293,039)

Net realized gain	10,076,318

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	238,004,720
Investments — Affiliated	93,933

Net change in unrealized appreciation (depreciation)	238,098,653

Net realized and unrealized gain	248,174,971

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$353,646,746

See notes to financial statements.

FINANCIAL STATEMENTS	103

Statements of Changes in Net Assets

	iShares Core Total USD Bond Market ETF
	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$105,471,775	$62,105,468
Net realized gain (loss)	10,076,318	(13,812,288)
Net change in unrealized appreciation (depreciation)	238,098,653	(92,633,243)

Net increase (decrease) in net assets resulting from operations	353,646,746	(44,340,063)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(101,527,179)	(58,491,508)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,577,425,498	606,154,063

NET ASSETS
Total increase in net assets	1,829,545,065	503,322,492
Beginning of year	2,286,285,965	1,782,963,473

End of year	$4,115,831,030	$2,286,285,965

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

104	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Total USD Bond Market ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16 (a)	Year Ended 10/31/15 (a)

Net asset value, beginning of year	$48.54	$50.94	$51.47	$50.17	$50.49

Net investment income(b)	1.60	1.44	1.30	1.20	1.01
Net realized and unrealized gain (loss)(c)	3.79	(2.48)	(0.45)	1.27	(0.11)

Net increase (decrease) from investment operations	5.39	(1.04)	0.85	2.47	0.90

Distributions(d)
From net investment income	(1.57)	(1.36)	(1.30)	(1.17)	(1.18)
From net realized gain	—	—	(0.08)	—	(0.02)
Return of capital	—	—	—	—	(0.02)

Total distributions	(1.57)	(1.36)	(1.38)	(1.17)	(1.22)

Net asset value, end of year	$52.36	$48.54	$50.94	$51.47	$50.17

Total Return
Based on net asset value	11.28%	(2.07)%	1.70%	4.97%	1.79%

Ratios to Average Net Assets
Total expenses	0.06%	0.06%	0.08%	0.12%	0.15%

Total expenses after fees waived	0.05%	0.05%	0.06%	0.11%	0.04%

Net investment income	3.15%	2.91%	2.56%	2.36%	2.01%

Supplemental Data
Net assets, end of year (000)	$4,115,831	$2,286,286	$1,782,963	$617,627	$431,463

Portfolio turnover rate(e)(f)	172%	253%	264%	234%	454%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	Portfolio turnover rate includes to-be-announced (TBA) transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Core Total USD Bond Market	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

InvestmentValuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

106	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

TBA Commitments: A fund may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The underlying mortgage pools to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. A fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, a fund enters into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash collateral received from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is noted in the schedule of investments and the obligation to return the collateral is presented as a liability in the statement of assets and liabilities. Securities pledged as collateral by a fund, if any, are noted in the schedule of investments.

TBA Roll Transactions:A fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). TBA rolls are treated as purchase and sale transactions in which the fund realizes gains and losses. A fund’s use of TBA rolls may cause the fund to experience higher portfolio turnover and higher transactions costs. TBA rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon purchase price of those securities.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements  (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Core Total USD Bond Market
Barclays Bank PLC	$1,806,397	$1,806,397		$—	$—
Barclays Capital Inc.	3,250,822	3,250,822		—	—
BMO Capital Markets	794,912	794,912		—	—
BNP Paribas Prime Brokerage International Ltd.	925,772	925,772		—	—
BNP Paribas Securities Corp.	198,481	198,481		—	—
BofA Securities, Inc.	3,777,479	3,777,479		—	—
Citadel Clearing LLC	2,165,430	2,165,430		—	—
Citigroup Global Markets Inc.	2,754,353	2,754,353		—	—
Credit Suisse Securities (USA) LLC	1,216,249	1,216,249		—	—
Deutsche Bank Securities Inc.	742,081	742,081		—	—
Goldman Sachs & Co.	3,424,679	3,424,679		—	—
HSBC Securities (USA) Inc.	417,279	417,279		—	—
Jefferies LLC	749,412	749,412		—	—
JPMorgan Securities LLC	7,745,434	7,745,434		—	—
Nomura Securities International Inc.	570,459	570,459		—	—
Scotia Capital (USA) Inc.	685,816	685,816		—	—
State Street Bank & Trust Company	122,913	122,913		—	—
UBS AG	1,003,633	1,003,633		—	—
Wells Fargo Securities LLC	1,947,958	1,947,958		—	—

	$34,299,559	$34,299,559		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.06%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

108	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, the Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Fund paid BTC $52,889 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, including TBA rolls and excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Core Total USD Bond Market	$5,879,637,475	$5,505,410,200	$220,510,816	$177,822,985

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Total USD Bond Market	$1,231,826,689	$84,408,968

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
Core Total USD Bond Market	$ (319,647)	$ 319,647

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18
Core Total USD Bond Market
Ordinary income	$101,527,179	$58,491,508

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
Core Total USD Bond Market	$ 8,851,893	$ (2,954,540)		$ 148,831,572		$154,728,925

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities and the accrual of income on securities in default.

For the year ended October 31, 2019, the Fund utilized $10,497,399 of its capital loss carryforwards.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Total USD Bond Market	$4,242,273,169	$165,069,708	$(16,238,136)	$148,831,572

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

110	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18

iShares ETF	Shares	Amount	Shares	Amount

Core Total USD Bond Market
Shares sold	33,800,000	$1,691,788,272	13,000,000	$649,967,494
Shares redeemed	(2,300,000)	(114,362,774)	(900,000)	(43,813,431)

Net increase	31,500,000	$1,577,425,498	12,100,000	$606,154,063

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	111

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core Total USD Bond Market ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Core Total USD Bond Market ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

112	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Core Total USD Bond Market	$82,745,114

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
Core Total USD Bond Market	$25,786,908

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

IMPORTANT TAX INFORMATION	113

Board Review and Approval of Investment Advisory Contract

I. iShares Core Total USD Bond Market ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

114	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	115

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core Total USD Bond Market	$1.572604	$—	$—	$1.572604	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the date the Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Total USD Bond Market ETF

Period Covered: June 12, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.15%
Greater than 0.5% and Less than 1.0%	36	2.70
Greater than 0.0% and Less than 0.5%	1,127	84.42
At NAV	18	1.35
Less than 0.0% and Greater than –0.5%	151	11.31
Less than –0.5% and Greater than –1.0%	1	0.07

	1,335	100.00%

116	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	117

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

118	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Fund’s Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	119

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

BAB	Build America Bond

GO	General Obligation

GOL	General Obligation Limited

LIBOR	London Interbank Offered Rate

NPFGC	National Public Finance Guarantee Corp.

PIK	Payment-in-kind

RB	Revenue Bond

120	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1022-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares Yield Optimized Bond ETF | BYLD | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 11.51%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

Lower interest rates drove gains in the value of U.S. Treasury securities, which are typically more sensitive to changes in interest rates than other types of bonds with similar maturities. U.S. Treasury securities with longer maturities posted significantly higher returns. Deficit spending led the U.S. government to maintain a high level of Treasury bond issuance, which increased supply, but demand from international investors seeking relatively higher U.S. yields helped support prices. Despite the decline in inflation, U.S. Treasury inflation-protected securities, which have even greater price sensitivity than nominal Treasuries at comparable maturities, also posted a solid return.

Corporate bonds benefited from more accommodative interest rate policies, generally posting strong returns. Declining yields meant that investors in search of income increasingly sought out corporate debt, which typically yields more than government debt. Demand for investment-grade corporate bonds was particularly high, as investors sought substitutes for low-yielding sovereign debt. Narrow spreads (which measure the difference between yields for corporate bonds and lower-risk Treasury bonds) indicated that investors were confident in the financial resilience of U.S. corporations despite a slowing economy. Corporate bond issuance declined sharply early in the reporting period as interest rates rose and investors became concerned about an economic slowdown. However, issuance increased later in the reporting period when interest rates declined and the economy stabilized.

Among securitized bonds, commercial mortgage backed securities (“CMBSs”) posted the strongest performance amid a decline in issuance of new CMBS debt. Bonds backed by individual home mortgages advanced, despite a rise in refinancing due to lower mortgage rates. Other asset-backed bonds, including those backed by auto loans and credit card debt, also gained despite an increase in default rates, as low unemployment supported consumer spending.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® Yield Optimized Bond ETF

Investment Objective

The iShares Yield Optimized Bond ETF (the “Fund”) seeks to track the investment results of an index composed of underlying fixed income funds that collectively seek to deliver current income, as represented by the Morningstar® U.S. Bond Market Yield-Optimized IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	12.31%	3.80%	3.90%	12.31%	20.49%	23.57%
Fund Market	12.44	3.81	3.91	12.44	20.58	23.65
Index	12.16	3.65	3.76	12.16	19.65	22.61

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/22/14. The first day of secondary market trading was 4/24/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 6 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,055.40	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 6 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Yield Optimized Bond ETF

Portfolio Management Commentary

The Index, which is optimized for current income, posted positive returns for the reporting period, as decreasing short-term U.S. interest rates and increasing demand from investors seeking higher yields drove strong gains in bond prices.

Intermediate- and long-term U.S. corporate bonds, which have relatively high sensitivity to changes in interest rates, were the leading contributors to the Index’s return. U.S. high-yield corporate bonds also contributed. Against the backdrop of a benign credit environment, investors sought the relatively high yields of investment-grade corporate bonds, as mutual fund inflows into the asset class were relatively solid in 2019. The communications, consumer cyclical, and healthcare industries, in particular, benefited from resilient consumer spending and stabilizing economic growth. Additionally, stable overall fundamentals along with opportunistic refinancing activity, which bolstered credit profiles by lowering debt servicing costs and extending debt maturities, also buoyed returns.

U.S. dollar-denominated emerging market debt was another solid contributor to the Index’s return during the reporting period. Global central banks reduced interest rates in response to global growth concerns, as well as potential negative impacts from the U.S.-China trade dispute. Lower interest rates and the search for higher yielding securities in emerging markets, were sources of strength for emerging market debt.

The Fund’s investment process adjusted the allocations among the Index’s five distinct fixed-income sectors during the reporting period. These are comprised of government and government-related securities, mortgage-backed securities (“MBS”), U.S. investment-grade corporate bonds, U.S. high yield bonds, and emerging markets debt. The Index’s weightings in emerging markets debt, high yield corporate bonds, and MBS, remained relatively consistent. The Index reduced its allocation to short-term corporate bonds in favor of long-term corporate bonds. The Index also added a new allocation of approximately 10% to floating-rate investment grade corporate bonds, which adjust coupon payments for changes in interest rates.

Portfolio Information

ALLOCATION BY ASSET CLASS

Asset Class	Percentage of Total Investments	(a)
Investment Grade Bonds	50.5%
Non-Investment Grade Bonds	20.3
Mortgage-Backed Securities	10.1
International Fixed Income	10.1
Domestic Fixed Income	9.0

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
iShares Intermediate-Term Corporate Bond ETF	28.4%
iShares iBoxx $ High Yield Corporate Bond ETF	20.3
iShares Long-Term Corporate Bond ETF	12.0
iShares Floating Rate Bond ETF	10.1
iShares MBS ETF	10.1

(a)	Excludes money market funds.

FUND SUMMARY	5

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Yield Optimized Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Fixed Income — 8.9%
iShares 1-3 Year Treasury Bond ETF(a)(b)	47,366	$4,023,742
iShares 3-7 Year Treasury Bond ETF(a)	25,477	3,234,815
iShares Short Treasury Bond ETF(a)	52,295	5,790,102

		13,048,659

International Fixed Income — 10.0%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	129,285	14,686,776

Investment Grade Bonds — 49.9%
iShares Floating Rate Bond ETF(a)(b)	289,624	14,767,928
iShares Intermediate-Term Corporate Bond ETF(a)	709,700	41,261,959
iShares Long-Term Corporate Bond ETF(a)	261,675	17,417,088

		73,446,975

Mortgage-Backed Securities — 10.0%
iShares MBS ETF(a)	136,056	14,747,110

Non-Investment Grade Bonds — 20.1%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	340,670	29,573,562

Total Investment Companies — 98.9% (Cost: $143,628,259)		145,503,082

Security	Shares	Value

Short-Term Investments

Money Market Funds — 22.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(a)(c)(d)	30,698,561	$30,713,910
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(a)(c)	1,658,000	1,658,000

		32,371,910

Total Short-Term Investments — 22.0% (Cost: $32,370,279)		32,371,910

Total Investments in Securities — 120.9% (Cost: $175,998,538)		177,874,992

Other Assets, Less Liabilities — (20.9)%		(30,702,184)

Net Assets — 100.0%		$147,172,808

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18	Shares Purchased		Shares Sold	Shares Held at 10/31/19	Value at 10/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	7,719,468	22,979,093	(b)	—	30,698,561	$30,713,910	$65,944	(c)	$1,102	$887
BlackRock Cash Funds: Treasury, SL Agency Shares	7,030	1,650,970	(b)	—	1,658,000	1,658,000	1,597		—	—
iShares 1-3 Year Treasury Bond ETF	42,240	150,282		(145,156)	47,366	4,023,742	58,068		(23,211)	15,397
iShares 3-7 Year Treasury Bond ETF	—	25,477		—	25,477	3,234,815	100		—	11,266
iShares Agency Bond ETF	—	83,408		(83,408)	—	—	60,693		269,879	—
iShares Floating Rate Bond ETF	—	292,810		(3,186)	289,624	14,767,928	65,132		305	18,969
iShares iBoxx $ High Yield Corporate Bond ETF	81,520	282,351		(23,201)	340,670	29,573,562	568,097		(74,326)	220,635
iShares Intermediate-Term Corporate Bond ETF	197,122	609,703		(97,125)	709,700	41,261,959	588,769		11,356	1,611,051
iShares J.P. Morgan USD Emerging Markets Bond ETF	32,786	106,501		(10,002)	129,285	14,686,776	282,638		(66,218)	392,855
iShares Long-Term Corporate Bond ETF	52,427	243,072		(33,824)	261,675	17,417,088	208,363		(77,915)	838,425
iShares MBS ETF	33,743	112,016		(9,703)	136,056	14,747,110	156,590		635	265,322
iShares Short Treasury Bond ETF	—	52,295		—	52,295	5,790,102	112		—	6,302
iShares Short-Term Corporate Bond ETF	75,872	150,170		(226,042)	—	—	119,489		175,497	27,413

						$177,874,992	$2,175,592		$217,104	$3,408,522

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) October 31, 2019	iShares® Yield Optimized Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$145,503,082	$—	$—	$145,503,082
Money Market Funds	32,371,910	—	—	32,371,910

	$177,874,992	$—	$—	$177,874,992

See notes to financial statements.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

October 31, 2019

iShares Yield Optimized Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$177,874,992
Cash	223
Receivables:
Securities lending income — Affiliated	9,004
Dividends	1,100

Total assets	177,885,319

LIABILITIES
Collateral on securities loaned, at value	30,712,511

Total liabilities	30,712,511

NET ASSETS	$147,172,808

NET ASSETS CONSIST OF:
Paid-in capital	$145,330,831
Accumulated earnings	1,841,977

NET ASSETS	$147,172,808

Shares outstanding	5,750,000

Net asset value	$25.60

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$29,984,961
(b) Investments, at cost — Affiliated	$175,998,538

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations

Year Ended October 31, 2019

iShares Yield Optimized Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$2,109,648
Securities lending income — Affiliated — net	65,944

Total investment income	2,175,592

EXPENSES
Investment advisory fees	164,997

Total expenses	164,997
Less:
Investment advisory fees waived	(164,997)

Total expenses after fees waived	—

Net investment income	2,175,592

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	347,247
In-kind redemptions — Affiliated	(130,143)

Net realized gain	217,104

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	3,408,522

Net change in unrealized appreciation (depreciation)	3,408,522

Net realized and unrealized gain	3,625,626

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,801,218

See notes to financial statements.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Yield Optimized Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,175,592	$1,355,614
Net realized gain (loss)	217,104	(372,057)
Net change in unrealized appreciation (depreciation)	3,408,522	(1,586,923)

Net increase (decrease) in net assets resulting from operations	5,801,218	(603,366)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,173,234)	(1,349,360)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	109,083,000	8,821,177

NET ASSETS
Total increase in net assets	112,710,984	6,868,451
Beginning of year	34,461,824	27,593,373

End of year	$147,172,808	$34,461,824

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

		iShares Yield Optimized Bond ETF

	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17		Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$23.77	$25.08		$25.05		$24.72	$25.32

Net investment income(a)	0.92	0.91		0.82		0.81	0.72
Net realized and unrealized gain (loss)(b)	1.94	(1.33)		0.04		0.33	(0.55)

Net increase (decrease) from investment operations	2.86	(0.42)		0.86		1.14	0.17

Distributions(c)
From net investment income	(1.03)	(0.89)		(0.83)		(0.81)	(0.72)
From net realized gain	—	—		—		—	(0.05)

Total distributions	(1.03)	(0.89)		(0.83)		(0.81)	(0.77)

Net asset value, end of year	$25.60	$23.77		$25.08		$25.05	$24.72

Total Return
Based on net asset value	12.31%	(1.70)%		3.53%		4.72%	0.67%

Ratios to Average Net Assets
Total expenses(d)	0.28%	0.28%		0.28%		0.28%	0.28%

Total expenses after fees waived(d)	0.00%	0.00	%(e)	0.00	%(e)	0.01%	0.01%

Net investment income	3.69%	3.75%		3.30%		3.26%	2.87%

Supplemental Data
Net assets, end of year (000)	$147,173	$34,462		$27,593		$15,027	$12,359

Portfolio turnover rate(f)(g)	58%	48%		27%		47%	29%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Rounds to less than 0.01%.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Yield Optimized Bond	Diversified

The Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in other iShares funds (each, an “underlying fund,” collectively, the “underlying funds”). The financial statements and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements   (continued)

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Yield Optimized Bond
Citigroup Global Markets Inc.	$4,023,742	$4,023,742		$—	$—
Wells Fargo Securities LLC	25,961,219	25,961,219		—	—

	$29,984,961	$29,984,961		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.28%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: BFA has contractually agreed to waive its investment advisory fee for the Fund through February 28, 2021.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, the Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Fund paid BTC $18,943 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

6.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Yield Optimized Bond	$35,193,740	$36,009,616

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Yield Optimized Bond	$117,866,841	$9,614,520

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements   (continued)

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
Yield Optimized Bond	$(180,437)	$180,437

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18
Yield Optimized Bond
Ordinary income	$2,173,234	$1,349,360

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total

Yield Optimized Bond	$11,499	$(5,564)		$1,836,042		$1,841,977

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

For the year ended October 31, 2019, the Fund utilized $375,949 of its capital loss carryforwards.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Yield Optimized Bond	$176,037,984	$1,932,314	$(95,306)	$1,837,008

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

Yield Optimized Bond
Shares sold	4,700,000	$118,723,783	900,000	$22,320,514
Shares redeemed	(400,000)	(9,640,783)	(550,000)	(13,499,337)

Net increase	4,300,000	$109,083,000	350,000	$8,821,177

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Yield Optimized Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Yield Optimized Bond ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2019, the Fund intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned
Yield Optimized Bond	$248,002

For the fiscal year ended October 31, 2019, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Yield Optimized Bond	$1,269,496

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
Yield Optimized Bond	$2,459

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

IMPORTANT TAX INFORMATION	19

Board Review and Approval of Investment Advisory Contract

I. iShares Yield Optimized Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	21

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Yield Optimized Bond(a)	$0.983175	$—	$0.045223	$1.028398	96%	—%	4%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the date the Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Yield Optimized Bond ETF

Period Covered: April 24, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.07%
Greater than 0.0% and Less than 0.5%	873	63.77
At NAV	75	5.48
Less than 0.0% and Greater than –0.5%	419	30.61
Less than –0.5% and Greater than –1.0%	1	0.07

	1,369	100.00%

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	23

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Fund’s Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	25

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1009-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF | IBCD | NYSE Arca
•	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF | IBCE | NYSE Arca
•	iShares iBonds Mar 2020 Term Corporate ETF | IBDC | NYSE Arca
•	iShares iBonds Mar 2023 Term Corporate ETF | IBDD | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

U.S. Corporate Bond Market Overview

Short-term U.S. investment-grade corporate bonds posted positive returns for the 12 months ended October 31, 2019 (“reporting period”). The Markit iBoxx USD Liquid Investment Grade 0 — 5 Index, a broad measure of short-term U.S. corporate bond performance, returned 6.61%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

Short-term bond yields generally tracked the Fed’s interest rate changes. For example, the yield of the two-year U.S. Treasury note decreased from 2.87% to 1.52% during the reporting period. The yields on short-term corporate securities declined to a similar degree, declining from over 3.00% at the beginning of the reporting period to 2.11% at the end. Although bond prices rise as bond yields decline, short-term bonds have relatively low interest rate sensitivity, so the price appreciation for short-term corporate bonds was more modest than those experienced by longer-term bonds. Within the short-term maturities of zero to five years, longer-dated bonds returned more than shorter-dated bonds.

From a sector perspective, short-term bonds issued by financials companies posted the strongest returns. Debt issued by banks advanced, as strong balance sheets gave investors confidence that banks would be relatively resilient in the case of an economic downturn. Issuance of new bonds by banks was relatively low, which helped to reduce yields as supply was insufficient to meet investor demand.

Short-term debt issued by consumer non-cyclical companies also posted solid returns. Pharmaceutical company bonds gained, as drug makers issued debt to raise capital for merger and acquisition activity and product innovation. Food and beverage company bonds also advanced amid growing consumer spending on online food delivery services. Bonds issued by technology companies were another source of strength. Debt issuance among technology companies was relatively low, as tax law changes allowed companies to repatriate cash from abroad, reducing the need for debt financing.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® iBonds® Mar 2020 Term Corporate ex-Financials ETF

Investment Objective

The iShares iBonds Mar 2020 Term Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2019 and before April 1, 2020, as represented by the Bloomberg Barclays 2020 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.03%	2.06%	1.82%	3.03%	10.73%	12.54%
Fund Market	2.98	1.97	1.82	2.98	10.22	12.49
Index	2.87	2.12	1.89	2.87	11.06	13.00

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(05/01/19)	(10/31/19)	the Period	(a)	(05/01/19)	(10/31/19)	the Period	(a)	Ratio
$1,000.00	$1,013.60	$0.41		$1,000.00	$1,024.80	$0.41		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Mar 2020 Term Corporate ex-Financials ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	4.6%
Aa	7.1
A	29.4
Baa	9.2
Ba	0.6
Short-Term and Other Assets	49.1

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Alibaba Group Holding Ltd., 2.50%, 11/28/19	2.2%
Exxon Mobil Corp., 1.91%, 03/06/20	2.1
Novartis Capital Corp., 1.80%, 02/14/20	1.7
Microsoft Corp., 1.85%, 02/12/20	1.7
Philip Morris International Inc., 2.00%, 02/21/20	1.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF

Investment Objective

The iShares iBonds Mar 2023 Term Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2022 and before April 1, 2023, as represented by the Bloomberg Barclays 2023 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	8.07%	3.34%	2.62%	8.07%	17.87%	18.44%
Fund Market	7.88	3.25	2.62	7.88	17.36	18.42
Index	8.21	3.39	2.70	8.21	18.13	19.03

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(05/01/19)	(10/31/19)	the Period	(a)	(05/01/19)	(10/31/19)	the Period	(a)	Ratio
$1,000.00	$1,035.10	$0.51		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	2.5%
Aa	17.1
A	58.2
Baa	20.3
Not Rated	0.5
Short-Term and Other Assets	1.4

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Visa Inc., 2.80%, 12/14/22	2.6%
QUALCOMM Inc., 3.00%, 05/20/22	1.9
Oracle Corp., 2.50%, 10/15/22	1.8
Chevron Corp., 2.36%, 12/05/22	1.7
America Movil SAB de CV, 3.13%, 07/16/22	1.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of October 31, 2019	iShares® iBonds® Mar 2020 Term Corporate ETF

Investment Objective

The iShares iBonds Mar 2020 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2019 and before April 1, 2020, as represented by the Bloomberg Barclays 2020 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.13%	2.28%	3.02%	3.13%	11.91%	20.71%
Fund Market	3.21	2.19	3.02	3.21	11.47	20.70
Index	2.94	2.34	3.08	2.94	12.29	21.12

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(05/01/19)	(10/31/19)	the Period	(a)	(05/01/19)	(10/31/19)	the Period	(a)	Ratio
$1,000.00	$1,013.60	$0.41		$1,000.00	$1,024.80	$0.41		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Mar 2020 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.8%
Aa	10.0
A	22.5
Baa	14.6
Ba	2.1
Not Rated	3.0
Short-Term and Other Assets	46.0

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	2.0%
JPMorgan Chase & Co., 2.25%, 01/23/20	1.2
Allergan Funding SCS, 3.00%, 03/12/20	0.9
BP Capital Markets PLC, 2.32%, 02/13/20	0.9
Wells Fargo & Co., Series N, 2.15%, 01/30/20	0.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of October 31, 2019	iShares® iBonds® Mar 2023 Term Corporate ETF

Investment Objective

The iShares iBonds Mar 2023 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2022 and before April 1, 2023, as represented by the Bloomberg Barclays 2023 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	8.43%	3.57%	4.25%	8.43%	19.14%	30.06%
Fund Market	8.46	3.50	4.26	8.46	18.75	30.11
Index	8.61	3.71	4.42	8.61	19.96	31.37

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(05/01/19)	(10/31/19)	the Period	(a)	(05/01/19)	(10/31/19)	the Period	(a)	Ratio
$1,000.00	$1,036.80	$0.51		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Mar 2023 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	0.8%
Aa	8.9
A	35.8
Baa	44.8
Ba	3.1
Not Rated	5.1
Short-Term and Other Assets	1.5

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	4.0%
Bank of America Corp., 3.30%, 01/11/23	1.3
Anheuser-Busch InBev Finance Inc., 3.30%, 02/01/23	1.2
Goldman Sachs Group Inc. (The), 3.63%, 01/22/23	1.1
CVS Health Corp., 3.70%, 03/09/23	1.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Mar 2020 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 1.7%
Boeing Co. (The), 4.88%, 02/15/20	$478	$481,738
Lockheed Martin Corp., 4.25%, 11/15/19	159	159,143
Raytheon Co., 4.40%, 02/15/20	536	539,570
United Technologies Corp., 1.50%, 11/01/19	150	150,000

		1,330,451

Agriculture — 2.9%
Altria Group Inc., 2.63%, 01/14/20 (Call 12/14/19)	400	400,220
Philip Morris International Inc.
2.00%, 02/21/20	1,325	1,325,132
4.50%, 03/26/20	552	557,018

		2,282,370

Airlines — 0.1%
Southwest Airlines Co., 2.75%, 11/06/19	50	50,002

Auto Manufacturers — 3.8%
American Honda Finance Corp.
2.00%, 02/14/20	425	425,047
Series A, 2.15%, 03/13/20(a)	345	345,017
Ford Motor Credit Co. LLC
2.60%, 11/04/19	250	250,000
8.13%, 01/15/20	198	200,101
General Motors Financial Co. Inc., 3.15%, 01/15/20 (Call 12/15/19)	450	450,742
PACCAR Financial Corp., 1.95%, 02/27/20(a)	500	500,140
Toyota Motor Credit Corp., 2.15%, 03/12/20	865	866,073

		3,037,120

Beverages — 0.7%
Anheuser-Busch InBev Worldwide Inc., 6.88%, 11/15/19	200	200,280
Coca-Cola FEMSA SAB de CV, 4.63%, 02/15/20(a)	198	199,273
Molson Coors Brewing Co., 2.25%, 03/15/20 (Call 02/15/20)	125	124,995

		524,548

Biotechnology — 1.1%
Gilead Sciences Inc., 2.35%, 02/01/20	859	859,679

Building Materials — 0.1%
Johnson Controls International PLC, 5.00%, 03/30/20	100	101,100

Chemicals — 0.5%
Ecolab Inc., 2.25%, 01/12/20	50	50,020
Nutrien Ltd., 4.88%, 03/30/20	100	101,073
PPG Industries Inc., 2.30%, 11/15/19	250	250,010

		401,103

Computers — 2.8%
Apple Inc.
1.55%, 02/07/20	600	599,058
1.90%, 02/07/20	250	250,052
International Business Machines Corp.
1.90%, 01/27/20	800	799,992
8.38%, 11/01/19	600	600,000

		2,249,102

Cosmetics & Personal Care — 0.3%
Estee Lauder Companies Inc. (The), 1.80%, 02/07/20	250	249,835

Electric — 3.1%
Berkshire Hathaway Energy Co., 2.40%, 02/01/20 (Call 01/01/20)(a)	320	320,240
DTE Energy Co., 2.40%, 12/01/19 (Call 11/01/19)	175	175,004
Eversource Energy, 4.50%, 11/15/19	75	75,050

Security	Par (000)	Value

Electric (continued)
Exelon Generation Co. LLC, 2.95%, 01/15/20 (Call 12/15/19)	$200	$200,184
Georgia Power Co.
2.00%, 03/30/20	100	99,971
4.25%, 12/01/19	231	231,358
National Rural Utilities Cooperative Finance Corp., 2.00%, 01/27/20 (Call 12/27/19)	695	695,090
Progress Energy Inc., 4.88%, 12/01/19	100	100,201
Public Service Enterprise Group Inc., 1.60%, 11/15/19	100	99,981
Sempra Energy
2.40%, 02/01/20	45	45,026
2.40%, 03/15/20 (Call 02/15/20)	294	294,135
Southern Power Co., Series D, 1.95%, 12/15/19	100	99,991
TECO Finance Inc., 5.15%, 03/15/20(a)	75	75,767

		2,511,998

Environmental Control — 0.3%
Republic Services Inc., 5.00%, 03/01/20	225	227,075

Food — 0.5%
JM Smucker Co. (The), 2.50%, 03/15/20	200	200,316
Kroger Co. (The), 6.15%, 01/15/20	200	201,552

		401,868

Gas — 0.1%
Dominion Energy Gas Holdings LLC, 2.50%, 12/15/19 (Call 11/15/19)	80	79,964

Health Care – Products — 0.2%
Stryker Corp., 4.38%, 01/15/20	100	100,469
Zimmer Biomet Holdings Inc., 4.63%, 11/30/19	99	99,153

		199,622

Health Care – Services — 0.2%
Laboratory Corp. of America Holdings, 2.63%, 02/01/20	125	125,129
Quest Diagnostics Inc., 2.50%, 03/30/20 (Call 02/29/20)	50	50,043

		175,172

Home Builders — 0.2%
DR Horton Inc., 4.00%, 02/15/20	125	125,618

Internet — 3.6%
Alibaba Group Holding Ltd., 2.50%, 11/28/19	1,779	1,779,356
Amazon.com Inc., 2.60%, 12/05/19 (Call 11/05/19)	1,100	1,100,000

		2,879,356

Machinery — 3.5%
Caterpillar Financial Services Corp.
2.00%, 03/05/20(a)	447	447,080
2.10%, 01/10/20	250	250,062
2.25%, 12/01/19	500	500,060
John Deere Capital Corp.
1.70%, 01/15/20	900	899,316
2.05%, 03/10/20	297	297,015
Rockwell Automation Inc., 2.05%, 03/01/20 (Call 02/01/20)(a)	384	383,843

		2,777,376

Manufacturing — 0.4%
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	197	196,905
5.50%, 01/08/20(a)	150	150,899

		347,804

Media — 0.3%
TWDC Enterprises 18 Corp., 1.95%, 03/04/20(a)	275	275,022

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2020 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas — 8.0%
BP Capital Markets PLC
2.32%, 02/13/20(a)	$1,150	$1,151,231
2.52%, 01/15/20	735	735,889
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	1,241	1,241,161
2.19%, 11/15/19	453	453,041
Exxon Mobil Corp., 1.91%, 03/06/20 (Call 02/06/20)	1,663	1,663,166
Husky Energy Inc., 7.25%, 12/15/19	94	94,525
Pioneer Natural Resources Co., 7.50%, 01/15/20	98	98,964
Shell International Finance BV, 4.38%, 03/25/20	975	984,565

		6,422,542

Pharmaceuticals — 6.1%
Allergan Funding SCS, 3.00%, 03/12/20 (Call 02/12/20)	450	451,004
Cardinal Health Inc., 2.40%, 11/15/19	98	98,002
Johnson & Johnson, 1.88%, 12/05/19	607	606,988
Mead Johnson Nutrition Co., 4.90%, 11/01/19	804	804,000
Merck & Co. Inc., 1.85%, 02/10/20	1,150	1,149,701
Novartis Capital Corp., 1.80%, 02/14/20(a)	1,375	1,375,302
Pfizer Inc., 1.70%, 12/15/19	400	399,864

		4,884,861

Pipelines — 1.5%
Enbridge Energy Partners LP, 5.20%, 03/15/20	94	95,028
Enterprise Products Operating LLC, 5.25%, 01/31/20	100	100,758
Kinder Morgan Energy Partners LP, 6.85%, 02/15/20	247	250,201
Kinder Morgan Inc./DE, 3.05%, 12/01/19 (Call 11/01/19)	210	210,143
TransCanada PipeLines Ltd., 2.13%, 11/15/19	175	175,002
Williams Companies Inc. (The), 5.25%, 03/15/20	375	379,088

		1,210,220

Retail — 2.1%
AutoNation Inc., 5.50%, 02/01/20	50	50,379
Costco Wholesale Corp.
1.70%, 12/15/19	1,146	1,145,702
1.75%, 02/15/20	150	149,883
Walgreens Boots Alliance Inc., 2.70%, 11/18/19	323	323,052

		1,669,016

Semiconductors — 0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 01/15/20	450	450,216

Security	Par/ Shares (000)	Value

Semiconductors (continued)
Lam Research Corp., 2.75%, 03/15/20 (Call 02/15/20)	$110	$110,168

		560,384

Software — 3.3%
Adobe Inc., 4.75%, 02/01/20(a)	1,250	1,258,438
Microsoft Corp., 1.85%, 02/12/20 (Call 01/12/20)	1,343	1,343,094

		2,601,532

Telecommunications — 2.5%
America Movil SAB de CV, 5.00%, 03/30/20	562	568,575
Cisco Systems Inc., 4.45%, 01/15/20	1,200	1,206,144
Orange SA, 1.63%, 11/03/19	250	250,000

		2,024,719

Transportation — 0.3%
Canadian National Railway Co., 2.40%, 02/03/20(a)	250	250,235

Total Corporate Bonds & Notes — 50.9% (Cost: $40,699,857)		40,709,694

Short-Term Investments

Money Market Funds — 50.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(b)(c)(d)	1,662	1,662,977
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(b)(c)	38,889	38,889,000

		40,551,977

Total Short-Term Investments — 50.7% (Cost: $40,551,147)		40,551,977

Total Investments in Securities — 101.6% (Cost: $81,251,004)		81,261,671

Other Assets, Less Liabilities — (1.6)%		(1,290,042)

Net Assets — 100.0%		$79,971,629

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	10/31/19	Income		Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	6,523	(4,861)	1,662	$1,662,977	$13,474	(b)	$930		$256
BlackRock Cash Funds: Treasury, SL Agency Shares	1,644	37,245	38,889	38,889,000	272,229		—		—

				$40,551,977	$285,703		$930		$256

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2020 Term Corporate ex-Financials ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$40,709,694	$—	$40,709,694
Money Market Funds	40,551,977	—	—	40,551,977

	$40,551,977	$40,709,694	$—	$81,261,671

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments October 31, 2019	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.3%
Omnicom Group Inc./Omnicom Capital Inc., 3.63%, 05/01/22(a)	$60	$62,161

Aerospace & Defense — 2.5%
Boeing Co. (The), 2.80%, 03/01/23 (Call 02/01/23)	125	127,833
General Dynamics Corp., 2.25%, 11/15/22 (Call 08/15/22)	200	202,278
Lockheed Martin Corp., 3.10%, 01/15/23 (Call 11/15/22)	35	36,277
Raytheon Co., 2.50%, 12/15/22 (Call 09/15/22)(a)	200	203,400
United Technologies Corp., 3.10%, 06/01/22	85	87,599

		657,387

Agriculture — 2.8%
Altria Group Inc., 2.85%, 08/09/22	85	86,260
BAT Capital Corp., 2.76%, 08/15/22 (Call 07/15/22)	100	100,960
Philip Morris International Inc.
2.38%, 08/17/22 (Call 07/17/22)	225	227,077
2.50%, 08/22/22	25	25,308
2.63%, 03/06/23	289	293,630

		733,235

Auto Manufacturers — 4.4%
American Honda Finance Corp., 2.20%, 06/27/22	250	252,560
General Motors Financial Co. Inc.
3.25%, 01/05/23 (Call 12/05/22)	50	50,679
3.45%, 04/10/22 (Call 02/10/22)	85	86,706
PACCAR Financial Corp.
2.30%, 08/10/22	50	50,585
2.65%, 05/10/22	50	50,958
Toyota Motor Credit Corp.
2.15%, 09/08/22	225	226,946
2.63%, 01/10/23	248	253,637
2.70%, 01/11/23	75	77,003
2.80%, 07/13/22	75	76,874

		1,125,948

Beverages — 3.9%
Anheuser-Busch InBev Finance Inc., 3.30%, 02/01/23 (Call 12/01/22)	90	93,635
Coca-Cola Co. (The), 2.20%, 05/25/22	75	75,844
Diageo Investment Corp.
2.88%, 05/11/22	200	204,622
8.00%, 09/15/22	75	87,229
PepsiCo Inc.
2.25%, 05/02/22 (Call 04/02/22)	175	177,102
2.75%, 03/01/23	264	272,506
3.10%, 07/17/22 (Call 05/17/22)	100	103,414

		1,014,352

Biotechnology — 1.9%
Amgen Inc., 3.63%, 05/15/22 (Call 02/15/22)	41	42,475
Biogen Inc., 3.63%, 09/15/22	60	62,690
Celgene Corp.
3.25%, 08/15/22	41	42,245
3.55%, 08/15/22	100	103,953
Gilead Sciences Inc., 3.25%, 09/01/22 (Call 07/01/22)	225	233,374

		484,737

Chemicals — 1.8%
Air Products & Chemicals Inc., 2.75%, 02/03/23	41	42,071
Cabot Corp., 3.70%, 07/15/22	40	41,257
Dow Chemical Co. (The), 3.00%, 11/15/22 (Call 08/15/22)	60	61,447
Eastman Chemical Co., 3.60%, 08/15/22 (Call 05/15/22)	41	42,344
Mosaic Co. (The), 3.25%, 11/15/22 (Call 10/15/22)	40	41,022

Security	Par (000)	Value

Chemicals (continued)
Nutrien Ltd., 3.15%, 10/01/22 (Call 07/01/22)	$45	$46,050
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	41	41,308
2.70%, 02/21/23 (Call 11/21/22)	149	152,560

		468,059

Computers — 5.5%
Apple Inc.
2.30%, 05/11/22 (Call 04/11/22)	150	152,028
2.70%, 05/13/22	250	256,002
2.85%, 02/23/23 (Call 12/23/22)	260	268,128
Hewlett Packard Enterprise Co., 4.40%, 10/15/22 (Call 08/15/22)	75	79,501
HP Inc., 4.05%, 09/15/22	45	47,546
IBM Credit LLC, 2.20%, 09/08/22	100	100,628
International Business Machines Corp.
1.88%, 08/01/22(a)	300	299,580
2.88%, 11/09/22	200	205,442

		1,408,855

Cosmetics & Personal Care — 3.0%
Colgate-Palmolive Co.
1.95%, 02/01/23	150	150,836
2.30%, 05/03/22	141	143,115
Procter & Gamble Co. (The), 2.15%, 08/11/22	275	278,536
Unilever Capital Corp., 2.20%, 05/05/22 (Call 04/05/22)	200	201,938

		774,425

Diversified Financial Services — 2.6%
Visa Inc., 2.80%, 12/14/22 (Call 10/14/22)	660	680,005

Electric — 7.3%
Ameren Illinois Co., 2.70%, 09/01/22 (Call 06/01/22)	41	41,823
American Electric Power Co. Inc., Series F, 2.95%, 12/15/22 (Call 09/15/22)	50	51,012
Berkshire Hathaway Energy Co., 2.80%, 01/15/23 (Call 12/15/22)	75	76,813
CenterPoint Energy Houston Electric LLC, 2.25%, 08/01/22 (Call 05/01/22)	41	41,312
Connecticut Light & Power Co. (The), 2.50%, 01/15/23 (Call 10/15/22)	65	66,007
Consumers Energy Co., 2.85%, 05/15/22 (Call 02/15/22)	41	41,952
Dominion Energy Inc., Series B, 2.75%, 09/15/22 (Call 06/15/22)	41	41,663
DTE Energy Co., Series B, 3.30%, 06/15/22 (Call 04/15/22)	25	25,679
Duke Energy Carolinas LLC, 2.50%, 03/15/23 (Call 01/15/23)(a)	60	61,149
Duke Energy Corp.
2.40%, 08/15/22 (Call 07/15/22)	100	100,955
3.05%, 08/15/22 (Call 05/15/22)(a)	120	123,180
Duke Energy Progress LLC, 2.80%, 05/15/22 (Call 02/15/22)	100	102,139
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	25	26,144
Exelon Generation Co. LLC, 4.25%, 06/15/22 (Call 03/15/22)	91	95,301
FirstEnergy Corp., Series B, 4.25%, 03/15/23 (Call 12/15/22)	40	42,390
Georgia Power Co., 2.85%, 05/15/22(a)	35	35,705
National Rural Utilities Cooperative Finance Corp.
2.30%, 09/15/22 (Call 08/15/22)	75	75,625
2.40%, 04/25/22 (Call 03/25/22)	175	177,123
2.70%, 02/15/23 (Call 12/15/22)	50	51,110
NextEra Energy Capital Holdings Inc., 2.90%, 04/01/22	50	51,037
Northern States Power Co./MN, 2.15%, 08/15/22 (Call 02/15/22)	150	150,322
NSTAR Electric Co., 2.38%, 10/15/22 (Call 07/15/22)	95	95,997

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Oncor Electric Delivery Co. LLC, 4.10%, 06/01/22 (Call 03/01/22)	$110	$115,410
PPL Capital Funding Inc., 3.50%, 12/01/22 (Call 09/01/22)	25	25,869
Progress Energy Inc., 3.15%, 04/01/22 (Call 01/01/22)	41	41,894
Puget Energy Inc., 5.63%, 07/15/22 (Call 04/15/22)	40	43,012
Sempra Energy, 2.88%, 10/01/22 (Call 07/01/22)	41	41,795
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	45	45,988

		1,888,406

Electrical Components & Equipment — 0.6%
Emerson Electric Co., 2.63%, 02/15/23 (Call 11/15/22)	150	153,984

Electronics — 0.2%
Arrow Electronics Inc., 3.50%, 04/01/22 (Call 02/01/22)	60	61,540

Environmental Control — 0.3%
Republic Services Inc., 3.55%, 06/01/22 (Call 03/01/22)	35	36,369
Waste Management Inc., 2.90%, 09/15/22 (Call 06/15/22)	45	46,273

		82,642

Food — 0.9%
Campbell Soup Co., 2.50%, 08/02/22	75	75,463
Conagra Brands Inc., 3.20%, 01/25/23 (Call 10/25/22)	50	51,614
Sysco Corp., 2.60%, 06/12/22(a)	50	50,800
Tyson Foods Inc., 4.50%, 06/15/22 (Call 03/15/22)(a)	41	43,370

		221,247

Gas — 0.1%
National Fuel Gas Co., 3.75%, 03/01/23 (Call 12/01/22)	35	35,938

Hand & Machine Tools — 0.2%
Stanley Black & Decker Inc., 2.90%, 11/01/22	41	42,050

Health Care – Products — 0.6%
Covidien International Finance SA, 3.20%, 06/15/22 (Call 03/15/22)	157	161,500

Health Care – Services — 0.8%
CommonSpirit Health, 2.95%, 11/01/22	41	41,821
Kaiser Foundation Hospitals, 3.50%, 04/01/22	125	129,184
Laboratory Corp. of America Holdings, 3.75%, 08/23/22 (Call 05/23/22)	41	42,574

		213,579

Home Builders — 0.3%
NVR Inc., 3.95%, 09/15/22 (Call 06/15/22)	70	73,060

Household Products & Wares — 0.3%
Church & Dwight Co. Inc., 2.88%, 10/01/22	41	41,864
Clorox Co. (The), 3.05%, 09/15/22 (Call 06/15/22)	33	33,808

		75,672

Internet — 2.9%
Amazon.com Inc.
2.40%, 02/22/23 (Call 01/22/23)	300	305,883
2.50%, 11/29/22 (Call 08/29/22)	141	143,899
Baidu Inc., 3.50%, 11/28/22	200	205,544
eBay Inc., 2.60%, 07/15/22 (Call 04/15/22)	100	101,064

		756,390

Iron & Steel — 0.2%
Nucor Corp., 4.13%, 09/15/22 (Call 06/15/22)	49	51,630

Machinery — 5.6%
ABB Finance USA Inc., 2.88%, 05/08/22	230	235,472

Security	Par (000)	Value

Machinery (continued)
Caterpillar Financial Services Corp.
2.40%, 06/06/22	$150	$151,978
2.63%, 03/01/23	149	152,262
2.85%, 06/01/22	75	76,804
Caterpillar Inc., 2.60%, 06/26/22 (Call 03/26/22)	157	159,755
Deere & Co., 2.60%, 06/08/22 (Call 03/08/22)(a)	313	318,916
John Deere Capital Corp., 2.80%, 03/06/23	345	355,088

		1,450,275

Manufacturing — 2.1%
3M Co.
1.75%, 02/14/23 (Call 01/14/23)	50	49,828
2.00%, 06/26/22	192	193,463
2.25%, 03/15/23 (Call 02/15/23)	75	75,895
Eaton Corp., 2.75%, 11/02/22	50	51,067
General Electric Co.
2.70%, 10/09/22	100	100,638
3.15%, 09/07/22	50	50,947
Parker-Hannifin Corp., 3.50%, 09/15/22	30	31,146

		552,984

Media — 3.9%
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	100	122,056
Comcast Corp.
2.75%, 03/01/23 (Call 02/01/23)	100	102,607
2.85%, 01/15/23	200	205,810
3.13%, 07/15/22(a)	75	77,725
Discovery Communications LLC, 3.30%, 05/15/22	75	76,986
NBCUniversal Media LLC, 2.88%, 01/15/23	75	77,293
TWDC Enterprises 18 Corp., 2.35%, 12/01/22	170	172,734
Walt Disney Co. (The)
1.65%, 09/01/22	50	49,931
3.00%, 09/15/22(b)	116	119,881

		1,005,023

Metal Fabricate & Hardware — 0.8%
Precision Castparts Corp., 2.50%, 01/15/23 (Call 10/15/22)	200	203,324

Mining — 0.3%
Newmont Goldcorp Corp., 3.70%, 03/15/23 (Call 12/15/22)	65	67,771

Oil & Gas — 9.2%
Apache Corp., 3.25%, 04/15/22 (Call 01/15/22)	29	29,405
BP Capital Markets America Inc., 3.25%, 05/06/22	182	187,859
BP Capital Markets PLC, 2.50%, 11/06/22	400	406,492
Chevron Corp., 2.36%, 12/05/22 (Call 09/05/22)	425	431,332
EOG Resources Inc., 2.63%, 03/15/23 (Call 12/15/22)	160	163,254
EQT Corp., 3.00%, 10/01/22 (Call 09/01/22)(a)	25	23,860
Exxon Mobil Corp., 2.73%, 03/01/23 (Call 01/01/23)	260	267,462
Occidental Petroleum Corp.
2.60%, 04/15/22 (Call 03/15/22)	75	75,545
2.70%, 02/15/23 (Call 11/15/22)	60	60,485
Phillips 66, 4.30%, 04/01/22	85	89,726
Shell International Finance BV
2.25%, 01/06/23	214	216,290
2.38%, 08/21/22	225	228,490
Total Capital International SA, 2.70%, 01/25/23	200	205,048

		2,385,248

Oil & Gas Services — 1.4%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	250	254,462
National Oilwell Varco Inc., 2.60%, 12/01/22 (Call 09/01/22)	65	65,563

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas Services (continued)
TechnipFMC PLC, 3.45%, 10/01/22 (Call 07/01/22)	$30	$30,620

		350,645

Pharmaceuticals — 9.3%
AbbVie Inc., 2.90%, 11/06/22	142	144,837
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)	50	51,196
Allergan Inc./U.S., 2.80%, 03/15/23 (Call 12/15/22)	30	30,301
Bristol-Myers Squibb Co.
2.00%, 08/01/22	190	190,792
2.60%, 05/16/22(b)	100	101,855
Cardinal Health Inc., 3.20%, 03/15/23	60	61,552
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	25	25,415
3.50%, 07/20/22 (Call 05/20/22)	50	51,717
3.70%, 03/09/23 (Call 02/09/23)	85	88,688
Eli Lilly & Co., 2.35%, 05/15/22	175	177,413
GlaxoSmithKline Capital Inc., 2.80%, 03/18/23	225	231,696
GlaxoSmithKline Capital PLC, 2.85%, 05/08/22	372	380,593
Johnson & Johnson, 2.05%, 03/01/23 (Call 01/01/23)	50	50,366
McKesson Corp., 2.85%, 03/15/23 (Call 12/15/22)	41	41,556
Merck & Co. Inc., 2.40%, 09/15/22 (Call 06/15/22)	225	229,518
Novartis Capital Corp.
2.40%, 05/17/22 (Call 04/17/22)(a)	200	203,144
2.40%, 09/21/22	300	305,442
Zoetis Inc., 3.25%, 02/01/23 (Call 11/01/22)	45	46,486

		2,412,567

Pipelines — 1.4%
Energy Transfer Operating LP, 3.60%, 02/01/23 (Call 11/01/22)	50	51,398
Enterprise Products Operating LLC, 3.35%, 03/15/23 (Call 12/15/22)	55	56,957
Kinder Morgan Energy Partners LP, 3.45%, 02/15/23 (Call 11/15/22)	66	68,202
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	40	41,038
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23 (Call 10/15/22)	41	41,951
TransCanada PipeLines Ltd., 2.50%, 08/01/22	35	35,462
Williams Companies Inc. (The), 3.35%, 08/15/22 (Call 05/15/22)(a)	66	67,663

		362,671

Real Estate Investment Trusts — 0.5%
American Tower Corp., 3.50%, 01/31/23	35	36,426
Crown Castle International Corp.
4.88%, 04/15/22	25	26,589
5.25%, 01/15/23	60	65,497

		128,512

Retail — 4.0%
AutoZone Inc., 3.70%, 04/15/22 (Call 01/15/22)	33	34,191
Costco Wholesale Corp., 2.30%, 05/18/22 (Call 04/18/22)	175	177,495
Home Depot Inc. (The), 2.63%, 06/01/22 (Call 05/01/22)	350	357,637
Lowe’s Companies Inc., 3.12%, 04/15/22 (Call 01/15/22)	85	87,166
Macy’s Retail Holdings Inc., 2.88%, 02/15/23 (Call 11/15/22)	35	34,772
Starbucks Corp., 2.70%, 06/15/22 (Call 04/15/22)	75	76,450
Walgreen Co., 3.10%, 09/15/22	41	42,205
Walmart Inc., 2.35%, 12/15/22 (Call 11/15/22)	225	228,760

		1,038,676

Semiconductors — 5.5%
Broadcom Inc., 3.13%, 10/15/22(b)	50	50,923
Intel Corp.
2.35%, 05/11/22 (Call 04/11/22)	75	76,049
2.70%, 12/15/22	350	359,943

Security	Par/ Shares (000)	Value

Semiconductors (continued)
3.10%, 07/29/22	$150	$155,290
Maxim Integrated Products Inc., 3.38%, 03/15/23 (Call 12/15/22)	40	41,159
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)	175	178,134
3.00%, 05/20/22	475	488,034
Texas Instruments Inc., 1.85%, 05/15/22 (Call 04/15/22)	75	75,114

		1,424,646

Software — 4.2%
Autodesk Inc., 3.60%, 12/15/22 (Call 09/15/22)	40	41,382
Fiserv Inc., 3.50%, 10/01/22 (Call 07/01/22)	41	42,597
Microsoft Corp.
2.13%, 11/15/22	175	177,342
2.65%, 11/03/22 (Call 09/03/22)	160	164,293
Oracle Corp.
2.50%, 05/15/22 (Call 03/15/22)	160	162,491
2.50%, 10/15/22	455	463,572
2.63%, 02/15/23 (Call 01/15/23)	25	25,553

		1,077,230

Telecommunications — 4.0%
America Movil SAB de CV, 3.13%, 07/16/22	400	411,244
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	125	126,922
3.00%, 06/30/22 (Call 04/30/22)	50	51,159
3.40%, 06/15/22	30	31,017
Cisco Systems Inc.
2.60%, 02/28/23	140	143,499
3.00%, 06/15/22	150	154,762
Motorola Solutions Inc.
3.50%, 03/01/23	40	41,352
3.75%, 05/15/22	24	24,878
Verizon Communications Inc., 2.45%, 11/01/22 (Call 08/01/22)	60	60,860

		1,045,693

Textiles — 0.1%
Mohawk Industries Inc., 3.85%, 02/01/23 (Call 11/01/22)	30	31,342

Transportation — 2.9%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	180	185,674
3.05%, 09/01/22 (Call 06/01/22)	50	51,500
FedEx Corp., 2.63%, 08/01/22	50	50,651
Norfolk Southern Corp., 2.90%, 02/15/23 (Call 11/15/22)	41	41,963
Union Pacific Corp.
2.95%, 01/15/23 (Call 10/15/22)	40	41,059
4.16%, 07/15/22 (Call 04/15/22)	35	36,916
United Parcel Service Inc., 2.45%, 10/01/22	341	346,753

		754,516

Total Corporate Bonds & Notes — 98.6% (Cost: $24,982,689)		25,517,925

Short-Term Investments

Money Market Funds — 6.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(c)(d)(e)	1,440	1,440,905

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(c)(d)	164	$164,000

		1,604,905

Total Short-Term Investments — 6.2% (Cost: $1,604,534)		1,604,905

Total Investments in Securities — 104.8% (Cost: $26,587,223)		27,122,830

Other Assets, Less Liabilities — (4.8)%		(1,236,907)

Net Assets — 100.0%		$25,885,923

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at 10/31/18	Net Activity	Shares Held at 10/31/19	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)	(000)	10/31/19	Income		Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	2,321	(881)	1,440	$1,440,905	$5,149	(b)	$705		$42
BlackRock Cash Funds: Treasury, SL Agency Shares	390	(226)	164	164,000	6,614		—		—

				$1,604,905	$11,763		$705		$42

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$25,517,925	$—	$25,517,925
Money Market Funds	1,604,905	—	—	1,604,905

	$1,604,905	$25,517,925	$—	$27,122,830

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments October 31, 2019	iShares® iBonds® Mar 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.8%
Boeing Co. (The), 4.88%, 02/15/20	$273	$275,135
Lockheed Martin Corp., 4.25%, 11/15/19	375	375,337
Raytheon Co., 4.40%, 02/15/20	250	251,665
United Technologies Corp., 1.50%, 11/01/19	340	340,000

		1,242,137

Agriculture — 1.0%
Altria Group Inc., 2.63%, 01/14/20 (Call 12/14/19)(a)	465	465,256
Philip Morris International Inc.
1.88%, 11/01/19	225	225,000
2.00%, 02/21/20	295	295,029
4.50%, 03/26/20	620	625,636

		1,610,921

Airlines — 0.2%
Delta Air Lines Inc., 2.88%, 03/13/20	345	345,590

Auto Manufacturers — 3.4%
American Honda Finance Corp.
2.00%, 02/14/20	610	610,067
Series A, 2.15%, 03/13/20(a)	305	305,015
Ford Motor Credit Co. LLC
2.46%, 03/27/20	220	219,956
2.60%, 11/04/19	825	825,000
2.68%, 01/09/20	545	545,267
8.13%, 01/15/20	650	656,897
General Motors Financial Co. Inc., 3.15%, 01/15/20 (Call 12/15/19)	850	851,402
Toyota Motor Credit Corp.
2.15%, 03/12/20	1,095	1,096,358
2.20%, 01/10/20	275	275,116

		5,385,078

Banks — 20.8%
Bank of Montreal, 2.10%, 12/12/19	615	615,154
Bank of New York Mellon Corp. (The), Series G, 2.15%, 02/24/20 (Call 01/24/20)	997	997,628
Barclays Bank PLC, 5.13%, 01/08/20	260	261,422
Barclays PLC, 2.75%, 11/08/19	1,225	1,225,061
BB&T Corp., 2.45%, 01/15/20 (Call 12/15/19)	962	962,529
BPCE SA, 2.25%, 01/27/20	585	585,339
Branch Banking & Trust Co., 2.10%, 01/15/20 (Call 12/15/19)	695	695,111
Capital One N.A., 2.35%, 01/31/20 (Call 12/31/19)	1,135	1,135,692
Citigroup Inc.
2.40%, 02/18/20	705	705,494
2.45%, 01/10/20 (Call 12/10/19)	1,020	1,020,510
Citizens Bank N.A./Providence RI
2.25%, 03/02/20 (Call 02/03/20)	485	485,243
2.45%, 12/04/19 (Call 12/02/19)	350	350,151
Commonwealth Bank of Australia/New York NY, 2.30%, 03/12/20	385	385,547
Cooperatieve Rabobank UA/NY, 2.25%, 01/14/20	580	580,360
Credit Suisse AG/New York NY, 5.40%, 01/14/20	565	568,633
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20(a)	815	817,510
Goldman Sachs Group Inc. (The), 5.38%, 03/15/20	1,265	1,280,395
HSBC USA Inc., 2.35%, 03/05/20	845	845,363
Huntington National Bank (The), 2.38%, 03/10/20 (Call 02/10/20)	200	200,204
JPMorgan Chase & Co. 2.25%, 01/23/20 (Call 12/23/19)	1,840	1,840,681

Security	Par (000)	Value

Banks (continued)
4.95%, 03/25/20	$700	$708,155
KeyBank N.A./Cleveland OH, 2.50%, 12/15/19	640	640,333
Manufacturers & Traders Trust Co., 2.10%, 02/06/20 (Call 01/06/20)	370	370,011
Morgan Stanley
2.65%, 01/27/20	1,180	1,181,935
5.50%, 01/26/20	935	942,461
National Australia Bank Ltd./New York, 2.25%, 01/10/20	600	600,378
PNC Financial Services Group Inc. (The), 5.13%, 02/08/20	620	624,948
Royal Bank of Canada
2.13%, 03/02/20	675	675,473
2.15%, 03/06/20(a)	717	717,566
Santander UK PLC, 2.38%, 03/16/20	533	533,485
Skandinaviska Enskilda Banken AB, 2.30%, 03/11/20(a)	600	600,570
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20	785	785,597
2.51%, 01/17/20	760	760,783
SunTrust Bank/Atlanta GA, 2.25%, 01/31/20 (Call 12/31/19)	492	492,285
Toronto-Dominion Bank (The), 2.25%, 11/05/19	820	820,000
U.S. Bank N.A./Cincinnati OH
2.00%, 01/24/20 (Call 12/24/19)	430	430,077
2.35%, 01/23/20 (Call 12/23/19)(a)	550	550,347
UBS AG/Stamford CT, 2.35%, 03/26/20	900	901,395
Wells Fargo & Co., Series N, 2.15%, 01/30/20	1,424	1,424,612
Wells Fargo Bank N.A.
2.15%, 12/06/19(a)	410	410,098
2.40%, 01/15/20	770	770,708
Westpac Banking Corp.
2.15%, 03/06/20	955	955,783
4.88%, 11/19/19	1,155	1,156,432

		32,611,459

Beverages — 0.7%
Anheuser-Busch InBev Worldwide Inc., 6.88%, 11/15/19	510	510,714
Constellation Brands Inc., 2.00%, 11/07/19	375	374,989
Molson Coors Brewing Co., 2.25%, 03/15/20 (Call 02/15/20)	255	254,990

		1,140,693

Biotechnology — 0.5%
Amgen Inc., 4.50%, 03/15/20(a)	260	262,207
Gilead Sciences Inc., 2.35%, 02/01/20	440	440,348

		702,555

Building Materials — 0.2%
Johnson Controls International PLC, 5.00%, 03/30/20	260	262,860

Chemicals — 0.2%
Nutrien Ltd., 4.88%, 03/30/20	170	171,824
PPG Industries Inc., 2.30%, 11/15/19	115	115,005

		286,829

Computers — 1.4%
Apple Inc.
1.55%, 02/07/20	810	808,728
1.80%, 11/13/19	90	90,002
1.90%, 02/07/20	515	515,108
International Business Machines Corp.
1.90%, 01/27/20	320	319,997
8.38%, 11/01/19	500	500,000

		2,233,835

Cosmetics & Personal Care — 0.4%
Estee Lauder Companies Inc. (The), 1.80%, 02/07/20	250	249,835

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
Procter & Gamble Co. (The), 1.90%, 11/01/19	$360	$360,000

		609,835

Diversified Financial Services — 2.0%
Air Lease Corp., 2.13%, 01/15/20	390	390,000
American Express Credit Corp., 2.20%, 03/03/20 (Call 02/01/20)	1,213	1,213,667
Ameriprise Financial Inc., 5.30%, 03/15/20	305	308,556
Nomura Holdings Inc., 6.70%, 03/04/20	635	644,379
Synchrony Financial, 2.70%, 02/03/20 (Call 01/03/20)(a)	500	500,345

		3,056,947

Electric — 2.0%
Berkshire Hathaway Energy Co., 2.40%, 02/01/20 (Call 01/01/20)(a)	225	225,169
Consolidated Edison Inc., Series A, 2.00%, 03/15/20	235	234,967
DTE Energy Co., 2.40%, 12/01/19	195	195,004
Eversource Energy, 4.50%, 11/15/19	180	180,120
Exelon Generation Co. LLC, 2.95%, 01/15/20 (Call 12/15/19)(a)	495	495,455
Georgia Power Co.
2.00%, 03/30/20	135	134,961
4.25%, 12/01/19	585	585,907
National Rural Utilities Cooperative Finance Corp., 2.00%, 01/27/20 (Call 12/27/19)	285	285,037
Public Service Enterprise Group Inc., 1.60%, 11/15/19	210	209,960
Sempra Energy
2.40%, 02/01/20	150	150,087
2.40%, 03/15/20 (Call 02/15/20)	450	450,207

		3,146,874

Environmental Control — 0.3%
Republic Services Inc., 5.00%, 03/01/20(a)	535	539,933

Food — 0.3%
JM Smucker Co. (The), 2.50%, 03/15/20(a)	250	250,395
Kroger Co. (The), 6.15%, 01/15/20	270	272,095

		522,490

Gas — 0.2%
Dominion Energy Gas Holdings LLC, 2.50%, 12/15/19 (Call 11/15/19)	235	234,894

Health Care – Products — 0.2%
Becton Dickinson and Co., 2.68%, 12/15/19	145	145,042
Stryker Corp., 4.38%, 01/15/20	150	150,704

		295,746

Health Care – Services — 0.4%
Laboratory Corp. of America Holdings, 2.63%, 02/01/20	200	200,206
Quest Diagnostics Inc., 2.50%, 03/30/20 (Call 02/29/20)	145	145,126
UnitedHealth Group Inc., 2.30%, 12/15/19	220	220,123

		565,455

Holding Companies – Diversified — 0.3%
Ares Capital Corp., 3.88%, 01/15/20 (Call 12/15/19)	250	250,475
FS KKR Capital Corp., 4.25%, 01/15/20 (Call 12/15/19)	135	135,088

		385,563

Home Builders — 0.1%
DR Horton Inc., 4.00%, 02/15/20	105	105,519

Insurance — 0.5%
Hartford Financial Services Group Inc. (The), 5.50%, 03/30/20	440	446,151

Security	Par (000)	Value

Insurance (continued)
Marsh & McLennan Companies Inc., 2.35%, 03/06/20 (Call 02/06/20)	$380	$380,285

		826,436

Internet — 0.9%
Alibaba Group Holding Ltd., 2.50%, 11/28/19	925	925,185
Amazon.com Inc., 2.60%, 12/05/19 (Call 11/05/19)	493	493,000

		1,418,185

Machinery — 1.1%
Caterpillar Financial Services Corp.
2.00%, 03/05/20(a)	345	345,062
2.10%, 01/10/20(a)	425	425,106
2.25%, 12/01/19	85	85,010
John Deere Capital Corp.
1.70%, 01/15/20(a)	435	434,669
2.05%, 03/10/20(a)	135	135,007
2.20%, 03/13/20	115	115,115
Rockwell Automation Inc., 2.05%, 03/01/20 (Call 02/01/20)(a)	140	139,943

		1,679,912

Manufacturing — 0.8%
General Electric Co.
2.20%, 01/09/20 (Call 12/09/19)	647	646,689
5.50%, 01/08/20(a)	655	658,924

		1,305,613

Media — 0.7%
Time Warner Cable LLC, 5.00%, 02/01/20	690	694,430
TWDC Enterprises 18 Corp., 1.95%, 03/04/20(a)	425	425,034

		1,119,464

Oil & Gas — 3.1%
BP Capital Markets PLC
2.32%, 02/13/20	1,450	1,451,551
2.52%, 01/15/20	365	365,442
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	775	775,101
2.19%, 11/15/19	515	515,046
Exxon Mobil Corp., 1.91%, 03/06/20 (Call 02/06/20)	700	700,070
Husky Energy Inc., 7.25%, 12/15/19	200	201,116
Pioneer Natural Resources Co., 7.50%, 01/15/20	165	166,624
Shell International Finance BV, 4.38%, 03/25/20	718	725,043

		4,899,993

Pharmaceuticals — 2.2%
Allergan Funding SCS, 3.00%, 03/12/20 (Call 02/12/20)	1,475	1,478,289
Johnson & Johnson, 1.88%, 12/05/19	245	244,995
Mead Johnson Nutrition Co., 4.90%, 11/01/19	370	370,000
Merck & Co. Inc., 1.85%, 02/10/20	475	474,877
Novartis Capital Corp., 1.80%, 02/14/20	365	365,080
Pfizer Inc., 1.70%, 12/15/19	490	489,833

		3,423,074

Pipelines — 1.7%
Enbridge Energy Partners LP, 5.20%, 03/15/20	145	146,586
Enterprise Products Operating LLC, 5.25%, 01/31/20	280	282,123
Kinder Morgan Energy Partners LP, 6.85%, 02/15/20	120	121,555
Kinder Morgan Inc./DE, 3.05%, 12/01/19	765	765,520
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	155	155,005
5.75%, 01/15/20(a)	100	100,668
TransCanada PipeLines Ltd., 2.13%, 11/15/19	380	380,004
Williams Companies Inc. (The), 5.25%, 03/15/20	660	667,194

		2,618,655

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts — 0.1%
Office Properties Income Trust, 3.60%, 02/01/20 (Call 01/01/20)(a)	$160	$160,253

Retail — 0.8%
AutoNation Inc., 5.50%, 02/01/20	210	211,594
Costco Wholesale Corp.
1.70%, 12/15/19	385	384,900
1.75%, 02/15/20	290	289,774
Walgreens Boots Alliance Inc., 2.70%, 11/18/19	365	365,058

		1,251,326

Semiconductors — 1.1%
Analog Devices Inc., 2.85%, 03/12/20(a)	310	310,784
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 01/15/20	1,115	1,115,535
Lam Research Corp., 2.75%, 03/15/20 (Call 02/15/20)	335	335,513

		1,761,832

Software — 1.7%
Adobe Inc., 4.75%, 02/01/20	615	619,151
CA Inc., 5.38%, 12/01/19	365	365,643
Microsoft Corp.
1.85%, 02/06/20	725	725,116
1.85%, 02/12/20 (Call 01/12/20)(a)	975	975,068

		2,684,978

Telecommunications — 1.5%
America Movil SAB de CV, 5.00%, 03/30/20	475	480,558
Cisco Systems Inc., 4.45%, 01/15/20	1,235	1,241,323
Orange SA, 1.63%, 11/03/19	575	575,000

		2,296,881

Transportation — 0.3%
Canadian National Railway Co., 2.40%, 02/03/20	255	255,240
Ryder System Inc., 2.65%, 03/02/20 (Call 02/02/20)	210	210,323

		465,563

Trucking & Leasing — 0.1%
GATX Corp., 2.60%, 03/30/20 (Call 02/28/20)	200	200,326

Total Corporate Bonds & Notes — 52.0% (Cost: $81,309,939)		81,397,704

Security	Shares (000)	Value

Investment Companies

Exchange Traded Funds — 2.0%
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF(b)	128	$3,160,746

Total Investment Companies — 2.0% (Cost $3,047,085)		3,160,746

Short-Term Investments

Money Market Funds — 48.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(b)(c)(d)	3,840	3,842,414
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(b)(c)	71,338	71,338,000

		75,180,414

Total Short-Term Investments — 48.0% (Cost: $75,178,494)		75,180,414

Total Investments in Securities — 102.0% (Cost: $159,535,518)		159,738,864

Other Assets, Less Liabilities — (2.0)%		(3,094,707)

Net Assets — 100.0%		$156,644,157

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/18	Par/Shares Purchased		Par/Shares Sold		Par/Shares Held at 10/31/19	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)		(000)	10/31/19	Income		Gain (Loss	)(a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	10,100	—		(6,260	)(b)	3,840	$3,842,414	$24,986	(c)	$1,585		$1,111
BlackRock Cash Funds: Treasury, SL Agency Shares	2,815	68,523	(b)	—		71,338	71,338,000	439,531		—		—
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	128	—		—		128	3,160,746	62,904		—		29,712
PNC Bank N.A.
1.45%, 07/29/19(d)	175	250		(425)		—	N/A	5,312		—		300
2.25%, 07/02/19(d)	250	—		(250)		—	N/A	3,198		—		1,695
2.40%, 10/18/19(d)	500	10		(510)		—	N/A	8,990		(150)		4,959
PNC Financial Services Group Inc. (The), 5.13%, 02/08/20(d)	510	260		(150)		620	N/A	16,876		(342)		3,927

							$78,341,160	$561,797		$1,093		$41,704

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2020 Term Corporate ETF

Affiliates (continued)

(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$81,397,704	$—	$81,397,704
Investment Companies	3,160,746	—	—	3,160,746
Money Market Funds	75,180,414	—	—	75,180,414

	$78,341,160	$81,397,704	$—	$159,738,864

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments October 31, 2019	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.5%
Omnicom Group Inc./Omnicom Capital Inc., 3.63%, 05/01/22	$305	$315,986
WPP Finance 2010, 3.63%, 09/07/22	100	103,572

		419,558

Aerospace & Defense — 1.5%
General Dynamics Corp., 2.25%, 11/15/22 (Call 08/15/22)	100	101,139
Lockheed Martin Corp., 3.10%, 01/15/23 (Call 11/15/22)	100	103,648
Northrop Grumman Corp., 2.55%, 10/15/22 (Call 09/15/22)(a)	250	254,007
Raytheon Co., 2.50%, 12/15/22 (Call 09/15/22)	275	279,675
United Technologies Corp., 3.10%, 06/01/22	460	474,067

		1,212,536

Agriculture — 1.9%
Altria Group Inc., 2.85%, 08/09/22	380	385,635
BAT Capital Corp., 2.76%, 08/15/22 (Call 07/15/22)	575	580,520
Bunge Ltd. Finance Corp., 3.00%, 09/25/22 (Call 08/25/22)	25	25,285
Philip Morris International Inc.
2.50%, 08/22/22	275	278,385
2.63%, 03/06/23	200	203,204

		1,473,029

Apparel — 0.1%
Tapestry Inc., 3.00%, 07/15/22 (Call 06/15/22)	50	50,668

Auto Manufacturers — 2.2%
American Honda Finance Corp., 2.60%, 11/16/22	25	25,489
Ford Motor Credit Co. LLC
2.98%, 08/03/22 (Call 07/03/22)	200	198,892
3.35%, 11/01/22	200	200,770
4.25%, 09/20/22	200	205,684
General Motors Financial Co. Inc.
3.15%, 06/30/22 (Call 05/30/22)(a)	75	76,185
3.25%, 01/05/23 (Call 12/05/22)	150	152,036
3.45%, 04/10/22 (Call 02/10/22)	385	392,727
Toyota Motor Credit Corp.
2.63%, 01/10/23	225	230,114
2.80%, 07/13/22	250	256,247

		1,738,144

Banks — 23.4%
Australia & New Zealand Banking Group Ltd./New York NY, 2.63%, 11/09/22	250	254,900
Banco Santander SA
3.13%, 02/23/23	200	204,108
3.50%, 04/11/22	200	205,612
Bank of America Corp., 3.30%, 01/11/23	1,000	1,035,990
Bank of Montreal, 2.55%, 11/06/22 (Call 10/06/22)	475	483,616
Bank of New York Mellon Corp. (The), 2.95%, 01/29/23 (Call 12/29/22)	250	257,495
Bank of Nova Scotia (The), 2.45%, 09/19/22	275	279,081
Barclays PLC, 3.68%, 01/10/23 (Call 01/10/22)	200	204,470
BB&T Corp.
2.20%, 03/16/23 (Call 02/13/23)	200	200,928
2.75%, 04/01/22 (Call 03/01/22)	215	218,657
BNP Paribas SA, 3.25%, 03/03/23	185	193,399
Canadian Imperial Bank of Commerce, 2.55%, 06/16/22	215	218,438
Capital One N.A.
2.15%, 09/06/22 (Call 08/06/22)	500	500,180
2.65%, 08/08/22 (Call 07/08/22)	250	253,295
Citigroup Inc.
2.70%, 10/27/22 (Call 09/27/22)	150	152,484
2.75%, 04/25/22 (Call 03/25/22)	225	228,481

Security	Par (000)	Value

Banks (continued)
3.38%, 03/01/23(a)	$150	$155,607
4.05%, 07/30/22	275	288,832
Cooperatieve Rabobank UA, 3.95%, 11/09/22	425	443,781
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 09/15/22	250	260,387
Deutsche Bank AG/New York NY, 3.95%, 02/27/23	275	281,091
Fifth Third Bancorp., 2.60%, 06/15/22 (Call 05/15/22)	100	101,218
Goldman Sachs Group Inc. (The)
3.00%, 04/26/22 (Call 04/26/21)	200	202,638
3.20%, 02/23/23 (Call 01/23/23)	50	51,542
3.63%, 01/22/23	850	889,363
JPMorgan Chase & Co.
2.97%, 01/15/23 (Call 01/15/22)	200	203,750
3.20%, 01/25/23	425	440,385
3.25%, 09/23/22	560	579,566
KeyBank N.A./Cleveland OH, 2.30%, 09/14/22(a)	300	302,382
Lloyds Bank PLC, 2.25%, 08/14/22	200	201,012
Manufacturers & Traders Trust Co., 2.50%, 05/18/22 (Call 04/18/22)	250	252,893
Mitsubishi UFJ Financial Group Inc.
2.62%, 07/18/22	250	252,955
2.67%, 07/25/22(a)	350	354,644
3.46%, 03/02/23	250	259,508
Mizuho Financial Group Inc., 2.60%, 09/11/22	200	202,182
Morgan Stanley
2.75%, 05/19/22	575	583,792
3.75%, 02/25/23	700	735,763
4.88%, 11/01/22	460	493,999
MUFG Americas Holdings Corp., 3.50%, 06/18/22	100	103,142
National Australia Bank Ltd./New York, 3.00%, 01/20/23	250	257,525
PNC Bank N.A., 2.70%, 11/01/22 (Call 10/01/22)	275	279,738
PNC Financial Services Group Inc. (The), 2.85%, 11/09/22(b)	175	178,938
Regions Financial Corp., 2.75%, 08/14/22 (Call 07/14/22)	250	254,698
Royal Bank of Canada, 2.80%, 04/29/22	200	204,076
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	375	408,889
Santander Holdings USA Inc., 3.40%, 01/18/23 (Call 12/18/22)	300	307,167
Santander UK Group Holdings PLC, 3.57%, 01/10/23 (Call 01/10/22)	200	204,176
Sumitomo Mitsui Banking Corp., 3.20%, 07/18/22	250	256,948
Sumitomo Mitsui Financial Group Inc.
2.78%, 07/12/22	250	254,205
2.78%, 10/18/22	250	254,545
3.10%, 01/17/23	275	282,389
SunTrust Bank/Atlanta GA, 2.45%, 08/01/22 (Call 07/01/22)	350	353,664
Synchrony Bank, 3.00%, 06/15/22 (Call 05/15/22)	250	253,760
U.S. Bancorp., 2.95%, 07/15/22 (Call 06/15/22)	275	282,128
Wells Fargo & Co.
2.63%, 07/22/22	775	785,090
3.07%, 01/24/23 (Call 01/24/22)	510	519,746
Series M, 3.45%, 02/13/23	325	336,469
Westpac Banking Corp.
2.50%, 06/28/22	275	279,007
2.75%, 01/11/23	100	102,337

		18,587,061

Beverages — 2.7%
Anheuser-Busch InBev Finance Inc., 3.30%, 02/01/23 (Call 12/01/22)(a)	944	982,128
Anheuser-Busch InBev Worldwide Inc., 2.50%, 07/15/22	173	175,865
Diageo Investment Corp., 2.88%, 05/11/22	300	306,933
Molson Coors Brewing Co., 3.50%, 05/01/22	100	102,866

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
PepsiCo Inc.
2.75%, 03/01/23	$310	$319,988
3.10%, 07/17/22 (Call 05/17/22)	225	232,682

		2,120,462

Biotechnology — 2.0%
Amgen Inc.
2.65%, 05/11/22 (Call 04/11/22)	75	76,141
3.63%, 05/15/22 (Call 02/15/22)	399	413,356
Biogen Inc., 3.63%, 09/15/22	217	226,728
Celgene Corp.
3.25%, 08/15/22	292	300,865
3.25%, 02/20/23 (Call 01/20/23)	25	25,841
3.55%, 08/15/22	317	329,531
Gilead Sciences Inc., 3.25%, 09/01/22 (Call 07/01/22)	225	233,374

		1,605,836

Chemicals — 1.8%
Celanese U.S. Holdings LLC, 4.63%, 11/15/22	100	106,108
Dow Chemical Co. (The), 3.00%, 11/15/22 (Call 08/15/22)	287	293,923
Eastman Chemical Co., 3.60%, 08/15/22 (Call 05/15/22)	165	170,410
Ecolab Inc., 2.38%, 08/10/22 (Call 07/10/22)	165	166,868
Huntsman International LLC, 5.13%, 11/15/22 (Call 08/15/22)	50	53,295
NewMarket Corp., 4.10%, 12/15/22	100	104,638
Nutrien Ltd., 3.15%, 10/01/22 (Call 07/01/22)	125	127,916
Praxair Inc., 2.20%, 08/15/22 (Call 05/15/22)	170	171,275
Sherwin-Williams Co. (The), 2.75%, 06/01/22 (Call 05/01/22)	237	241,107

		1,435,540

Commercial Services — 0.6%
Block Financial LLC, 5.50%, 11/01/22 (Call 05/01/22)	75	80,327
Equifax Inc., 3.30%, 12/15/22 (Call 09/15/22)	75	77,286
Moody’s Corp., 2.63%, 01/15/23 (Call 12/15/22)	150	152,242
RELX Capital Inc., 3.13%, 10/15/22 (Call 07/15/22)	100	102,270
Verisk Analytics Inc., 4.13%, 09/12/22	55	57,843

		469,968

Computers — 2.3%
Apple Inc.
2.30%, 05/11/22 (Call 04/11/22)	117	118,582
2.70%, 05/13/22	450	460,804
2.85%, 02/23/23 (Call 12/23/22)	360	371,254
Hewlett Packard Enterprise Co., 4.40%, 10/15/22 (Call 08/15/22)	194	205,642
HP Inc., 4.05%, 09/15/22	100	105,658
IBM Credit LLC, 3.00%, 02/06/23	100	103,119
International Business Machines Corp., 1.88%, 08/01/22	450	449,370

		1,814,429

Cosmetics & Personal Care — 0.6%
Colgate-Palmolive Co., 1.95%, 02/01/23	275	276,532
Unilever Capital Corp., 3.13%, 03/22/23 (Call 02/22/23)	150	155,986

		432,518

Diversified Financial Services — 4.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 05/26/22 (Call 04/26/22)	225	231,277
Air Lease Corp., 2.75%, 01/15/23 (Call 12/15/22)	284	287,357
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)(a)	300	303,951
2.65%, 12/02/22	460	469,200
3.40%, 02/27/23 (Call 01/27/23)	125	130,379
Capital One Bank USA N.A., 3.38%, 02/15/23	325	334,812
Capital One Financial Corp., 3.20%, 01/30/23 (Call 12/30/22)	50	51,391

Security	Par (000)	Value

Diversified Financial Services (continued)
CME Group Inc., 3.00%, 09/15/22	$185	$191,381
Discover Financial Services, 3.85%, 11/21/22	300	314,301
Intercontinental Exchange Inc., 2.35%, 09/15/22 (Call 08/15/22)	25	25,269
International Lease Finance Corp., 5.88%, 08/15/22	150	164,208
Invesco Finance PLC, 3.13%, 11/30/22	100	102,329
Jefferies Group LLC, 5.13%, 01/20/23	135	145,444
ORIX Corp., 2.90%, 07/18/22	125	127,614
TD Ameritrade Holding Corp., 2.95%, 04/01/22 (Call 02/01/22)(a)	285	291,244
Visa Inc., 2.80%, 12/14/22 (Call 10/14/22)	485	499,700

		3,669,857

Electric — 4.3%
Ameren Illinois Co., 2.70%, 09/01/22 (Call 06/01/22)	110	112,208
American Electric Power Co. Inc., Series F, 2.95%, 12/15/22 (Call 09/15/22)	160	163,240
CenterPoint Energy Inc., 2.50%, 09/01/22 (Call 08/01/22)	45	45,398
Consumers Energy Co., 2.85%, 05/15/22 (Call 02/15/22)	130	133,019
Dominion Energy Inc., Series B, 2.75%, 09/15/22 (Call 06/15/22)	125	127,021
DTE Energy Co., Series B, 3.30%, 06/15/22 (Call 04/15/22)	125	128,393
Duke Energy Carolinas LLC, 3.05%, 03/15/23 (Call 02/15/23)	50	51,773
Duke Energy Corp., 3.05%, 08/15/22 (Call 05/15/22)	295	302,817
Duke Energy Progress LLC, 2.80%, 05/15/22 (Call 02/15/22)	175	178,743
Edison International, 2.95%, 03/15/23 (Call 01/15/23)(a)	25	24,725
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	160	167,322
Evergy Metro Inc., 3.15%, 03/15/23 (Call 12/15/22)	100	103,408
Exelon Corp., 3.50%, 06/01/22 (Call 05/01/22)	25	25,712
Exelon Generation Co. LLC, 4.25%, 06/15/22 (Call 03/15/22)	400	418,904
FirstEnergy Corp., Series B, 4.25%, 03/15/23 (Call 12/15/22)	160	169,558
Georgia Power Co., 2.85%, 05/15/22(a)	199	203,006
National Rural Utilities Cooperative Finance Corp., 2.70%, 02/15/23 (Call 12/15/22)	150	153,330
NextEra Energy Capital Holdings Inc., 2.90%, 04/01/22	100	102,074
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)	130	136,393
7.00%, 09/01/22	125	141,951
PPL Capital Funding Inc., 3.50%, 12/01/22 (Call 09/01/22)	175	181,083
Puget Energy Inc., 5.63%, 07/15/22 (Call 04/15/22)	201	216,135
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	130	132,853

		3,419,066

Electronics — 0.6%
Agilent Technologies Inc., 3.20%, 10/01/22 (Call 07/01/22)	100	102,493
Arrow Electronics Inc., 3.50%, 04/01/22 (Call 02/01/22)	150	153,849
Avnet Inc., 4.88%, 12/01/22	25	26,544
Flex Ltd., 5.00%, 02/15/23	100	106,595
Jabil Inc., 4.70%, 09/15/22	50	52,680

		442,161

Environmental Control — 0.3%
Republic Services Inc., 3.55%, 06/01/22 (Call 03/01/22)	120	124,693
Waste Management Inc., 2.90%, 09/15/22 (Call 06/15/22)	96	98,716

		223,409

Food — 1.1%
Campbell Soup Co., 3.65%, 03/15/23 (Call 02/15/23)	175	182,334
Conagra Brands Inc., 3.20%, 01/25/23 (Call 10/25/22)	164	169,294
Flowers Foods Inc., 4.38%, 04/01/22 (Call 01/01/22)	100	104,224
General Mills Inc., 2.60%, 10/12/22 (Call 09/12/22)	25	25,369
Kroger Co. (The), 2.80%, 08/01/22 (Call 07/01/22)(a)	150	152,916

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Tyson Foods Inc., 4.50%, 06/15/22 (Call 03/15/22)	$217	$229,543

		863,680

Hand & Machine Tools — 0.2%
Stanley Black & Decker Inc., 2.90%, 11/01/22	118	121,021

Health Care – Products — 1.0%
Becton Dickinson and Co., 2.89%, 06/06/22 (Call 05/06/22)	300	305,829
Boston Scientific Corp., 3.38%, 05/15/22	100	103,327
Covidien International Finance SA, 3.20%, 06/15/22 (Call 03/15/22)	144	148,127
Zimmer Biomet Holdings Inc., 3.15%, 04/01/22 (Call 02/01/22)	250	255,153

		812,436

Health Care – Services — 1.8%
Aetna Inc., 2.75%, 11/15/22 (Call 08/15/22)	150	152,183
Anthem Inc., 3.30%, 01/15/23	450	466,717
Humana Inc.
2.90%, 12/15/22 (Call 11/15/22)	25	25,486
3.15%, 12/01/22 (Call 09/01/22)	160	164,075
Laboratory Corp. of America Holdings, 3.75%, 08/23/22 (Call 05/23/22)	110	114,222
UnitedHealth Group Inc.
2.75%, 02/15/23 (Call 11/15/22)	150	153,330
2.88%, 03/15/23	300	308,616

		1,384,629

Holding Companies - Diversified — 0.1%
Ares Capital Corp., 3.50%, 02/10/23 (Call 01/10/23)	100	101,531

Home Builders — 0.2%
NVR Inc., 3.95%, 09/15/22 (Call 06/15/22)	185	193,086

Household Products & Wares — 0.3%
Church & Dwight Co. Inc., 2.88%, 10/01/22	125	127,635
Clorox Co. (The), 3.05%, 09/15/22 (Call 06/15/22)	125	128,060

		255,695

Insurance — 2.3%
American International Group Inc., 4.88%, 06/01/22	375	401,760
Berkshire Hathaway Finance Corp., 3.00%, 05/15/22	225	232,661
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)	350	360,622
3.00%, 02/11/23	125	129,835
Chubb INA Holdings Inc.
2.70%, 03/13/23	175	179,076
2.88%, 11/03/22 (Call 09/03/22)	125	128,539
Fidelity National Financial Inc., 5.50%, 09/01/22(a)	75	81,589
MetLife Inc., Series N, 3.05%, 12/15/22	190	198,265
Primerica Inc., 4.75%, 07/15/22	100	106,314

		1,818,661

Internet — 1.3%
Amazon.com Inc.
2.40%, 02/22/23 (Call 01/22/23)	25	25,490
2.50%, 11/29/22 (Call 08/29/22)	384	391,895
Baidu Inc., 3.50%, 11/28/22	200	205,544
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	355	358,777
2.75%, 01/30/23 (Call 12/30/22)	25	25,380

		1,007,086

Iron & Steel — 0.2%
Nucor Corp., 4.13%, 09/15/22 (Call 06/15/22)	110	115,904

Security	Par (000)	Value

Machinery — 1.8%
ABB Finance USA Inc., 2.88%, 05/08/22	$250	$255,947
Caterpillar Inc., 2.60%, 06/26/22 (Call 03/26/22)	300	305,265
Deere & Co., 2.60%, 06/08/22 (Call 03/08/22)	275	280,197
Flowserve Corp., 3.50%, 09/15/22 (Call 06/15/22)	175	179,554
John Deere Capital Corp.
2.15%, 09/08/22	25	25,220
2.80%, 01/27/23	50	51,382
2.80%, 03/06/23	275	283,041
Roper Technologies Inc., 3.13%, 11/15/22 (Call 08/15/22)	25	25,665

		1,406,271

Manufacturing — 1.7%
3M Co., 2.00%, 06/26/22	295	297,248
Eaton Corp., 2.75%, 11/02/22	258	263,506
General Electric Co.
2.70%, 10/09/22	275	276,754
3.10%, 01/09/23	225	228,992
3.15%, 09/07/22	242	246,583

		1,313,083

Media — 2.9%
CBS Corp., 2.50%, 02/15/23 (Call 01/15/23)	50	50,285
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 07/23/22 (Call 05/23/22)	550	578,105
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	210	256,318
Comcast Corp.
2.85%, 01/15/23	25	25,726
3.13%, 07/15/22	299	309,866
Discovery Communications LLC, 3.30%, 05/15/22(a)	189	194,005
NBCUniversal Media LLC, 2.88%, 01/15/23	250	257,645
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	175	208,035
TWDC Enterprises 18 Corp., 2.35%, 12/01/22	252	256,052
Walt Disney Co. (The), 3.00%, 09/15/22(c)	175	180,855

		2,316,892

Metal Fabricate & Hardware — 0.3%
Precision Castparts Corp., 2.50%, 01/15/23 (Call 10/15/22)	250	254,155

Mining — 0.3%
Newmont Goldcorp Corp., 3.70%, 03/15/23 (Call 12/15/22)	170	177,247
Southern Copper Corp., 3.50%, 11/08/22	75	77,165

		254,412

Oil & Gas — 4.9%
Apache Corp., 3.25%, 04/15/22 (Call 01/15/22)	91	92,270
BP Capital Markets America Inc., 3.25%, 05/06/22	155	159,989
BP Capital Markets PLC, 2.50%, 11/06/22	450	457,303
Canadian Natural Resources Ltd., 2.95%, 01/15/23 (Call 12/15/22)	175	178,525
Chevron Corp., 2.36%, 12/05/22 (Call 09/05/22)	350	355,215
EOG Resources Inc., 2.63%, 03/15/23 (Call 12/15/22)	225	229,577
EQT Corp., 3.00%, 10/01/22 (Call 09/01/22)	125	119,299
Exxon Mobil Corp., 2.73%, 03/01/23 (Call 01/01/23)	275	282,892
Husky Energy Inc., 3.95%, 04/15/22 (Call 01/15/22)	100	103,413
Marathon Oil Corp., 2.80%, 11/01/22 (Call 08/01/22)	170	172,166
Occidental Petroleum Corp.
2.60%, 04/15/22 (Call 03/15/22)	125	125,909
2.70%, 08/15/22	200	202,242
2.70%, 02/15/23 (Call 11/15/22)	175	176,416
Phillips 66, 4.30%, 04/01/22	383	404,295

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Pioneer Natural Resources Co., 3.95%, 07/15/22 (Call 04/15/22)	$130	$135,257
Shell International Finance BV
2.25%, 01/06/23	25	25,268
2.38%, 08/21/22	367	372,692
Total Capital International SA, 2.70%, 01/25/23	275	281,941

		3,874,669

Oil & Gas Services — 0.4%
National Oilwell Varco Inc., 2.60%, 12/01/22 (Call 09/01/22)	240	242,078
TechnipFMC PLC, 3.45%, 10/01/22 (Call 07/01/22)	75	76,550

		318,628

Packaging & Containers — 0.2%
Packaging Corp. of America, 3.90%, 06/15/22 (Call 03/15/22)	100	103,685
WestRock RKT LLC, 4.00%, 03/01/23 (Call 12/01/22)	75	78,508

		182,193

Pharmaceuticals — 6.3%
AbbVie Inc.
2.90%, 11/06/22	525	535,490
3.20%, 11/06/22 (Call 09/06/22)	150	154,068
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)	395	404,444
AstraZeneca PLC, 2.38%, 06/12/22 (Call 05/12/22)	25	25,233
Bristol-Myers Squibb Co., 2.00%, 08/01/22	224	224,934
Cardinal Health Inc.
2.62%, 06/15/22 (Call 05/15/22)	175	177,119
3.20%, 03/15/23	100	102,587
Cigna Corp., 3.05%, 11/30/22 (Call 10/31/22)(c)	100	102,270
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	385	391,391
3.50%, 07/20/22 (Call 05/20/22)	325	336,164
3.70%, 03/09/23 (Call 02/09/23)	800	834,712
GlaxoSmithKline Capital Inc., 2.80%, 03/18/23	235	241,994
GlaxoSmithKline Capital PLC, 2.85%, 05/08/22	325	332,508
McKesson Corp., 2.85%, 03/15/23 (Call 12/15/22)	175	177,371
Merck & Co. Inc., 2.40%, 09/15/22 (Call 06/15/22)	292	297,863
Novartis Capital Corp., 2.40%, 09/21/22	425	432,710
Zoetis Inc., 3.25%, 02/01/23 (Call 11/01/22)	250	258,255

		5,029,113

Pipelines — 2.9%
Enbridge Inc., 2.90%, 07/15/22 (Call 06/15/22)	100	101,999
Energy Transfer Operating LP, 3.60%, 02/01/23 (Call 11/01/22)	125	128,494
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22 (Call 07/01/22)	100	106,249
Enterprise Products Operating LLC, 3.35%, 03/15/23 (Call 12/15/22)	260	269,251
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	200	206,674
3.95%, 09/01/22 (Call 06/01/22)	250	260,585
MPLX LP, 3.38%, 03/15/23 (Call 02/15/23)	125	128,517
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	135	138,504
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (Call 10/31/22)	130	130,302
3.65%, 06/01/22 (Call 03/01/22)	150	153,765
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23 (Call 10/15/22)	100	102,320
TransCanada PipeLines Ltd., 2.50%, 08/01/22	249	252,287
Western Midstream Operating LP, 4.00%, 07/01/22 (Call 04/01/22)	125	127,041
Williams Companies Inc. (The), 3.35%, 08/15/22 (Call 05/15/22).	179	183,509

		2,289,497

Security	Par (000)	Value

Real Estate Investment Trusts — 3.8%
American Tower Corp., 3.50%, 01/31/23	$195	$202,946
Boston Properties LP, 3.85%, 02/01/23 (Call 11/01/22)	200	210,270
Brixmor Operating Partnership LP, 3.88%, 08/15/22 (Call 06/15/22)	165	172,522
Crown Castle International Corp., 5.25%, 01/15/23	400	436,644
Digital Realty Trust LP
2.75%, 02/01/23 (Call 01/01/23)	100	101,435
3.63%, 10/01/22 (Call 07/03/22)	200	207,354
3.95%, 07/01/22 (Call 05/01/22)	25	26,106
Duke Realty LP, 3.88%, 10/15/22 (Call 07/15/22)	100	104,442
HCP Inc.
3.15%, 08/01/22 (Call 05/01/22)	100	102,511
4.00%, 12/01/22 (Call 10/01/22)	50	52,622
Host Hotels & Resorts LP, Series C, 4.75%, 03/01/23 (Call 12/01/22)	100	106,519
Kilroy Realty LP, 3.80%, 01/15/23 (Call 10/15/22)	75	78,339
Kimco Realty Corp., 3.40%, 11/01/22 (Call 09/01/22)	100	103,498
Liberty Property LP, 4.13%, 06/15/22 (Call 03/15/22)	75	78,761
Realty Income Corp., 3.25%, 10/15/22 (Call 07/15/22)	175	181,120
Regency Centers Corp., 3.75%, 11/15/22 (Call 08/15/22)	100	104,292
Service Properties Trust, 5.00%, 08/15/22 (Call 02/15/22)	100	104,718
Simon Property Group LP, 2.75%, 02/01/23 (Call 11/01/22)	195	199,514
Ventas Realty LP/Ventas Capital Corp., 3.25%, 08/15/22 (Call 05/15/22)	245	252,139
Weingarten Realty Investors, 3.38%, 10/15/22 (Call 07/15/22)	90	91,850
Welltower Inc., 3.75%, 03/15/23 (Call 12/15/22)	100	104,765

		3,022,367

Retail — 2.5%
AutoZone Inc., 3.70%, 04/15/22 (Call 01/15/22)	200	207,216
Home Depot Inc. (The), 2.63%, 06/01/22 (Call 05/01/22)	320	326,982
Kohl’s Corp., 3.25%, 02/01/23 (Call 11/01/22)	100	101,839
Lowe’s Companies Inc., 3.12%, 04/15/22 (Call 01/15/22)	225	230,733
Macy’s Retail Holdings Inc., 2.88%, 02/15/23 (Call 11/15/22)(a)	125	124,185
QVC Inc.
4.38%, 03/15/23	195	202,402
5.13%, 07/02/22	100	105,241
Starbucks Corp., 3.10%, 03/01/23 (Call 02/01/23)	125	129,420
Walgreen Co., 3.10%, 09/15/22(a)	255	262,495
Walmart Inc., 2.35%, 12/15/22 (Call 11/15/22)	315	320,264

		2,010,777

Savings & Loans — 0.1%
People’s United Financial Inc., 3.65%, 12/06/22 (Call 09/06/22)	100	103,464

Semiconductors — 1.9%
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.65%, 01/15/23 (Call 12/15/22)	175	175,359
Broadcom Inc., 3.13%, 10/15/22(c)	100	101,845
Intel Corp., 2.70%, 12/15/22	475	488,494
Maxim Integrated Products Inc., 3.38%, 03/15/23 (Call 12/15/22)	75	77,173
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)	100	101,791
3.00%, 05/20/22	480	493,171
Texas Instruments Inc., 1.85%, 05/15/22 (Call 04/15/22)	96	96,146

		1,533,979

Software — 2.1%
Fiserv Inc., 3.50%, 10/01/22 (Call 07/01/22)	120	124,675

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Microsoft Corp.
2.13%, 11/15/22	$150	$152,007
2.65%, 11/03/22 (Call 09/03/22)	150	154,025
Oracle Corp.
2.50%, 05/15/22 (Call 03/15/22)	509	516,925
2.50%, 10/15/22	470	478,855
VMware Inc., 2.95%, 08/21/22 (Call 07/21/22)	250	254,050

		1,680,537

Telecommunications — 2.4%
America Movil SAB de CV, 3.13%, 07/16/22	225	231,325
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	241	244,707
3.00%, 06/30/22 (Call 04/30/22)	310	317,186
3.40%, 06/15/22(a)	140	144,745
3.60%, 02/17/23 (Call 12/17/22)	275	287,380
Cisco Systems Inc., 2.60%, 02/28/23	175	179,373
Motorola Solutions Inc.
3.50%, 03/01/23	95	98,211
3.75%, 05/15/22	81	83,962
Rogers Communications Inc., 3.00%, 03/15/23 (Call 12/15/22)	125	127,927
Verizon Communications Inc., 2.45%, 11/01/22 (Call 08/01/22)	215	218,081

		1,932,897

Textiles — 0.2%
Mohawk Industries Inc., 3.85%, 02/01/23 (Call 11/01/22)(a)	160	167,157

Transportation — 1.9%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	170	175,358
3.05%, 09/01/22 (Call 06/01/22)	125	128,751
FedEx Corp., 2.63%, 08/01/22	146	147,902
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	150	153,524
3.00%, 04/01/22 (Call 01/01/22)(a)	125	127,588
Ryder System Inc., 3.40%, 03/01/23 (Call 02/01/23)	50	51,728
Union Pacific Corp.
2.95%, 01/15/23 (Call 10/15/22)	120	123,178
4.16%, 07/15/22 (Call 04/15/22)	200	210,948
United Parcel Service Inc., 2.45%, 10/01/22	376	382,343

		1,501,320

Total Corporate Bonds & Notes — 94.5% (Cost: $73,201,464)		74,979,382

Security	Shares (000)	Value

Investment Companies

Exchange Traded Funds — 4.0%
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF(d)	129	$3,180,495

Total Investment Companies — 4.0% (Cost $2,974,253)		3,180,495

Short-Term Investments

Money Market Funds — 5.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(d)(e)(f)	3,286	3,288,019
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(d)(e)	861	861,000

		4,149,019

Total Short-Term Investments — 5.2% (Cost: $4,148,285)		4,149,019

Total Investments in Securities — 103.7% (Cost: $80,324,002)		82,308,896

Other Assets, Less Liabilities — (3.7)%		(2,974,022)

Net Assets — 100.0%		$79,334,874

(a)	All or a portion of this security is on loan.
(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Mar 2023 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/18	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at 10/31/19	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)	(000)	10/31/19	Income		Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	1,890	1,396	(b)	—	3,286	$3,288,019	$8,340	(c)	$420		$531
BlackRock Cash Funds: Treasury, SL Agency Shares	332	529	(b)	—	861	861,000	13,052		—		—
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	129	—		—	129	3,180,495	84,529		—		152,220
PNC Bank N.A., 2.70%, 11/01/22(d)	250	25		—	275	N/A	7,544		—		8,690
PNC Financial Services Group Inc. (The), 2.85%, 11/09/22(d)	175	—		—	175	N/A	5,178		—		4,915

						$7,329,514	$118,643		$420		$166,356

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$74,979,382	$—	$74,979,382
Investment Companies	3,180,495	—	—	3,180,495
Money Market Funds	4,149,019	—	—	4,149,019

	$7,329,514	$74,979,382	$—	$82,308,896

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Statements of Assets and Liabilities

October 31, 2019

	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	iShares iBonds Mar 2020 Term Corporate ETF	iShares iBonds Mar 2023 Term Corporate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$40,709,694	$25,517,925	$81,397,704	$74,979,382
Affiliated(c)	40,551,977	1,604,905	78,341,160	7,329,514
Cash	311	358	337	758
Receivables:
Investments sold	—	102,737	—	—
Securities lending income — Affiliated	747	368	1,381	819
Capital shares sold	—	—	10,193	—
Dividends	52,773	260	101,423	1,244
Interest	321,217	201,596	648,390	618,912

Total assets	81,636,719	27,428,149	160,500,588	82,930,629

LIABILITIES
Collateral on securities loaned, at value	1,660,925	1,439,888	3,838,310	3,285,980
Payables:
Investments purchased	—	100,157	10,193	303,386
Investment advisory fees	4,165	2,181	7,928	6,389

Total liabilities	1,665,090	1,542,226	3,856,431	3,595,755

NET ASSETS	$79,971,629	$25,885,923	$156,644,157	$79,334,874

NET ASSETS CONSIST OF:
Paid-in capital	$80,909,623	$26,295,239	$156,398,831	$77,752,402
Accumulated earnings (loss)	(937,994)	(409,316)	245,326	1,582,472

NET ASSETS	$79,971,629	$25,885,923	$156,644,157	$79,334,874

Shares outstanding	3,250,000	1,050,000	6,000,000	2,950,000

Net asset value	$24.61	$24.65	$26.11	$26.89

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$1,614,888	$1,398,433	$3,728,063	$3,195,071
(b) Investments, at cost — Unaffiliated	$40,699,857	$24,982,689	$81,309,939	$73,201,464
(c) Investments, at cost — Affiliated	$40,551,147	$1,604,534	$78,225,579	$7,122,538

See notes to financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended October 31, 2019

	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	iShares iBonds Mar 2020 Term Corporate ETF	iShares iBonds Mar 2023 Term Corporate ETF

INVESTMENT INCOME
Dividends — Affiliated	$272,229	$6,614	$502,435	$97,581
Interest — Unaffiliated	1,494,205	891,480	2,795,057	2,038,228
Interest — Affiliated	—	—	34,376	12,722
Securities lending income — Affiliated — net	13,474	5,149	24,986	8,340
Other income — Unaffiliated	94	—	46	—

Total investment income	1,780,002	903,243	3,356,900	2,156,871

EXPENSES
Investment advisory fees	85,449	32,176	140,099	72,332

Total expenses	85,449	32,176	140,099	72,332
Less:
Investment advisory fees waived	(11,497)	(266)	(21,962)	(3,648)

Total expenses after fees waived	73,952	31,910	118,137	68,684

Net investment income	1,706,050	871,333	3,238,763	2,088,187

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(67,150)	(74,325)	(816)	9,584
Investments — Affiliated	930	705	1,093	420
In-kind redemptions — Unaffiliated	(12,422)	42,726	—	—

Net realized gain (loss)	(78,642)	(30,894)	277	10,004

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	921,786	1,763,291	971,731	3,543,207
Investments — Affiliated	256	42	41,704	166,356

Net change in unrealized appreciation (depreciation)	922,042	1,763,333	1,013,435	3,709,563

Net realized and unrealized gain	843,400	1,732,439	1,013,712	3,719,567

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,549,450	$2,603,772	$4,252,475	$5,807,754

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets

	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF		iShares iBonds Mar 2023 Term Corporate ex-Financials ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,706,050	$1,732,858	$871,333	$1,254,704
Net realized loss	(78,642)	(67,145)	(30,894)	(49,237)
Net change in unrealized appreciation (depreciation)	922,042	(926,930)	1,763,333	(1,927,488)

Net increase (decrease) in net assets resulting from operations	2,549,450	738,783	2,603,772	(722,021)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,719,180)	(1,723,970)	(896,599)	(1,252,194)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(8,583,100)	(6,092,784)	(20,356,373)	(1,206,767)

NET ASSETS
Total decrease in net assets	(7,752,830)	(7,077,971)	(18,649,200)	(3,180,982)
Beginning of year	87,724,459	94,802,430	44,535,123	47,716,105

End of year	$79,971,629	$87,724,459	$25,885,923	$44,535,123

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares		iShares
	iBonds Mar 2020 Term Corporate ETF		iBonds Mar 2023 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,238,763	$2,398,359	$2,088,187	$2,293,022
Net realized gain (loss)	277	(26,491)	10,004	(207,358)
Net change in unrealized appreciation (depreciation)	1,013,435	(1,171,559)	3,709,563	(3,305,917)

Net increase (decrease) in net assets resulting from operations	4,252,475	1,200,309	5,807,754	(1,220,253)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,207,521)	(2,331,279)	(2,074,956)	(2,332,562)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	29,928,156	33,754,391	15,606,635	(24,415,101)

NET ASSETS
Total increase (decrease) in net assets	30,973,110	32,623,421	19,339,433	(27,967,916)
Beginning of year	125,671,047	93,047,626	59,995,441	87,963,357

End of year	$156,644,157	$125,671,047	$79,334,874	$59,995,441

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/19	10/31/18	10/31/17	10/31/16 (a)	10/31/15 (a)

Net asset value, beginning of year	$24.37	$24.62	$24.80	$24.56	$24.55

Net investment income(b)	0.49	0.46	0.46	0.50	0.53
Net realized and unrealized gain (loss)(c)	0.24	(0.26)	(0.19)	0.25	0.02

Net increase from investment operations	0.73	0.20	0.27	0.75	0.55

Distributions(d)
From net investment income	(0.49)	(0.45)	(0.45)	(0.51)	(0.54)

Total distributions	(0.49)	(0.45)	(0.45)	(0.51)	(0.54)

Net asset value, end of year	$24.61	$24.37	$24.62	$24.80	$24.56

Total Return
Based on net asset value	3.03%	0.84%	1.12%	3.09%	2.23%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.09%	0.10%	0.10%	0.10%	0.10%

Net investment income	2.00%	1.87%	1.86%	2.04%	2.17%

Supplemental Data
Net assets, end of year (000)	$79,972	$87,724	$94,802	$85,570	$58,951

Portfolio turnover rate(e)	3%	5%	11%	8%	35%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/19	10/31/18	10/31/17	10/31/16 (a)	10/31/15 (a)

Net asset value, beginning of year	$23.44	$24.47	$24.80	$24.01	$24.02

Net investment income(b)	0.65	0.66	0.66	0.68	0.69
Net realized and unrealized gain (loss)(c)	1.22	(1.04)	(0.33)	0.79	(0.01)

Net increase (decrease) from investment operations	1.87	(0.38)	0.33	1.47	0.68

Distributions(d)
From net investment income	(0.66)	(0.65)	(0.66)	(0.68)	(0.69)

Total distributions	(0.66)	(0.65)	(0.66)	(0.68)	(0.69)

Net asset value, end of year	$24.65	$23.44	$24.47	$24.80	$24.01

Total Return
Based on net asset value	8.07%	(1.54)%	1.37%	6.24%	2.86%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	2.71%	2.76%	2.72%	2.77%	2.86%

Supplemental Data
Net assets, end of year (000)	$25,886	$44,535	$47,716	$42,157	$38,411

Portfolio turnover rate(e)	9%	5%	10%	12%	17%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Mar 2020 Term Corporate ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/19	10/31/18	10/31/17	10/31/16 (a)	10/31/15 (a)

Net asset value, beginning of year	$25.91	$26.21	$26.36	$26.06	$26.08

Net investment income(b)	0.60	0.56	0.55	0.58	0.61
Net realized and unrealized gain (loss)(c)	0.20	(0.31)	(0.15)	0.30	(0.01)

Net increase from investment operations	0.80	0.25	0.40	0.88	0.60

Distributions(d)
From net investment income	(0.60)	(0.55)	(0.55)	(0.58)	(0.62)

Total distributions	(0.60)	(0.55)	(0.55)	(0.58)	(0.62)

Net asset value, end of year	$26.11	$25.91	$26.21	$26.36	$26.06

Total Return
Based on net asset value	3.13%	0.97%	1.54%	3.46%	2.30%

Ratios to Average Net Assets
Total expenses(e)	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived(e)	0.08%	0.10%	0.10%	0.09%	0.09%

Net investment income	2.31%	2.15%	2.11%	2.23%	2.33%

Supplemental Data
Net assets, end of year (000)	$156,644	$125,671	$93,048	$96,219	$78,167

Portfolio turnover rate(f)(g)	5%	5%	7%	9%	3%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Mar 2023 Term Corporate ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/19	10/31/18	10/31/17	10/31/16 (a)	10/31/15 (a)

Net asset value, beginning of year	$25.53	$26.66	$26.90	$25.91	$26.18

Net investment income(b)	0.76	0.76	0.77	0.79	0.81
Net realized and unrealized gain (loss)(c)	1.36	(1.12)	(0.25)	0.99	(0.27)

Net increase (decrease) from investment operations	2.12	(0.36)	0.52	1.78	0.54

Distributions(d)
From net investment income	(0.76)	(0.77)	(0.76)	(0.79)	(0.81)

Total distributions	(0.76)	(0.77)	(0.76)	(0.79)	(0.81)

Net asset value, end of year	$26.89	$25.53	$26.66	$26.90	$25.91

Total Return
Based on net asset value	8.43%	(1.37)%	2.01%	6.99%	2.07%

Ratios to Average Net Assets
Total expenses(e)	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived(e)	0.10%	0.10%	0.10%	0.09%	0.09%

Net investment income	2.89%	2.95%	2.92%	3.01%	3.11%

Supplemental Data
Net assets, end of year (000)	$79,335	$59,995	$87,963	$82,041	$62,186

Portfolio turnover rate(f)(g)	5%	3%	12%	6%	6%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Mar 2020 Term Corporate ex-Financials	Diversified
iBonds Mar 2023 Term Corporate ex-Financials	Diversified
iBonds Mar 2020 Term Corporate	Diversified
iBonds Mar 2023 Term Corporate	Diversified

Planned Fund Liquidation: In accordance with their prospectuses and their investment objectives, the iShares iBonds Mar 2020 Term Corporate ex Financials ETF and iShares iBonds Mar 2020 Term Corporate ETF will be liquidating on or about March 31, 2020, when all of the bonds included in the Fund’s underlying index mature.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock FundAdvisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

iBonds Mar 2020 Term Corporate ex-Financials
BNP Paribas Prime Brokerage International Ltd.	$247,044	$247,044		$—	$—
BofA Securities, Inc.	75,767	75,767		—	—
HSBC Securities (USA) Inc.	100,022	100,022		—	—
JPMorgan Securities LLC	73,055	73,055		—	—
Morgan Stanley & Co. LLC	809,349	809,349		—	—
Wells Fargo Securities LLC	309,651	309,651		—	—

	$1,614,888	$1,614,888		$—	$—

iBonds Mar 2023 Term Corporate ex-Financials
BofA Securities, Inc.	$525,444	$525,444		$—	$—
JPMorgan Securities LLC	61,149	61,149		—	—
Morgan Stanley & Co. LLC	429,566	429,566		—	—
RBC Capital Markets LLC	23,874	23,874		—	—
Wells Fargo Securities LLC	358,400	358,400		—	—

	$1,398,433	$1,398,433		$—	$—

iBonds Mar 2020 Term Corporate
BNP Paribas Prime Brokerage International Ltd.	$110,020	$110,020		$—	$—
BofA Securities, Inc.	142,193	142,193		—	—
Goldman Sachs & Co.	448,883	448,883		—	—
Morgan Stanley & Co. LLC	2,282,173	2,282,173		—	—
Wells Fargo Securities LLC	744,794	744,794		—	—

	$3,728,063	$3,728,063		$—	$—

iBonds Mar 2023 Term Corporate
Barclays Capital Inc.	$110,283	$110,283		$—	$—
BNP Paribas Prime Brokerage International Ltd.	155,607	155,607		—	—
BofA Securities, Inc.	680,304	680,304		—	—
Citadel Clearing LLC	24,725	24,725		—	—
Credit Suisse Securities (USA) LLC	82,765	82,765		—	—
Deutsche Bank Securities Inc.	152,916	152,916		—	—
Goldman Sachs & Co.	1,148,770	1,148,770		—	—
JPMorgan Securities LLC	300,343	300,343		—	—
Morgan Stanley & Co. LLC	184,978	184,978		—	—
TD Prime Services LLC	354,380	354,380		—	—

	$3,195,071	$3,195,071		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
iBonds Mar 2020 Term Corporate ex-Financials	$4,675
iBonds Mar 2023 Term Corporate ex-Financials	1,781
iBonds Mar 2020 Term Corporate	8,648
iBonds Mar 2023 Term Corporate	2,866

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
iBonds Mar 2020 Term Corporate ex-Financials	$2,152,657	$52,515,330
iBonds Mar 2023 Term Corporate ex-Financials	2,815,054	2,968,842
iBonds Mar 2020 Term Corporate	5,133,401	71,186,978
iBonds Mar 2023 Term Corporate	3,657,676	3,800,488

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Mar 2020 Term Corporate ex-Financials	$2,326,229	$8,739,821
iBonds Mar 2023 Term Corporate ex-Financials	—	19,991,676
iBonds Mar 2020 Term Corporate	19,317,669	—
iBonds Mar 2023 Term Corporate	15,346,089	—

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

iBonds Mar 2020 Term Corporate ex-Financials	$(12,422)	$12,422
iBonds Mar 2023 Term Corporate ex-Financials	40,797	(40,797)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18

iBonds Mar 2020 Term Corporate ex-Financials
Ordinary income	$1,719,180	$1,723,970

iBonds Mar 2023 Term Corporate ex-Financials
Ordinary income	$896,599	$1,252,194

iBonds Mar 2020 Term Corporate
Ordinary income	$3,207,521	$2,331,279

iBonds Mar 2023 Term Corporate
Ordinary income	$2,074,956	$2,332,562

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Non-expiring Capital Loss	Net Unrealized
iShares ETF	Ordinary Income	Carryforwards (a)	Gains (Losses)	(b)	Total

iBonds Mar 2020 Term Corporate ex-Financials	$125,362	$(1,065,547)	$2,191		$(937,994)
iBonds Mar 2023 Term Corporate ex-Financials	82,918	(1,026,903)	534,669		(409,316)
iBonds Mar 2020 Term Corporate	257,659	(214,911)	202,578		245,326
iBonds Mar 2023 Term Corporate	179,437	(578,244)	1,981,279		1,582,472

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

For the year ended October 31, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized

iBonds Mar 2020 Term Corporate	$1,045
iBonds Mar 2023 Term Corporate	12,114

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iBonds Mar 2020 Term Corporate ex-Financials	$81,259,480	$9,222	$(7,031)	$2,191
iBonds Mar 2023 Term Corporate ex-Financials	26,588,161	535,874	(1,205)	534,669
iBonds Mar 2020 Term Corporate	159,536,286	203,390	(812)	202,578
iBonds Mar 2023 Term Corporate	80,327,617	1,986,189	(4,910)	1,981,279

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

iBonds Mar 2020 Term Corporate ex-Financials
Shares sold	100,000	$2,451,073	—	$—
Shares redeemed	(450,000)	(11,034,173)	(250,000)	(6,092,784)

Net decrease	(350,000)	$(8,583,100)	(250,000)	$(6,092,784)

iBonds Mar 2023 Term Corporate ex-Financials
Shares redeemed	(850,000)	$(20,356,373)	(50,000)	$(1,206,767)

iBonds Mar 2020 Term Corporate
Shares sold	1,150,000	$29,928,156	1,400,000	$36,355,700
Shares redeemed	—	—	(100,000)	(2,601,309)

Net increase	1,150,000	$29,928,156	1,300,000	$33,754,391

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

iBonds Mar 2023 Term Corporate
Shares sold	600,000	$15,606,635	50,000	$1,330,147
Shares redeemed	—	—	(1,000,000)	(25,745,248)

Net increase (decrease)	600,000	$15,606,635	(950,000)	$(24,415,101)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares iBonds Mar 2020 Term Corporate ex-Financials ETF,

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF,

iShares iBonds Mar 2020 Term Corporate ETF and iShares iBonds Mar 2023 Term Corporate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBonds Mar 2020 Term Corporate ex-Financials ETF, iShares iBonds Mar 2023 Term Corporate ex-Financials ETF, iShares iBonds Mar 2020 Term Corporate ETF and iShares iBonds Mar 2023 Term Corporate ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
iBonds Mar 2020 Term Corporate ex-Financials	$1,385,584
iBonds Mar 2023 Term Corporate ex-Financials	727,614
iBonds Mar 2020 Term Corporate	2,451,403
iBonds Mar 2023 Term Corporate	1,671,597

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
iBonds Mar 2020 Term Corporate ex-Financials	$134,032
iBonds Mar 2023 Term Corporate ex-Financials	3,312
iBonds Mar 2020 Term Corporate	217,865
iBonds Mar 2023 Term Corporate	6,507

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares iBonds Mar 2020 Term Corporate ex-Financials ETF, iShares iBonds Mar 2023 Term Corporate ex-Financials ETF, iShares iBonds Mar 2020 Term Corporate ETF, iShares iBonds Mar 2023 Term Corporate ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	47

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds Mar 2020 Term Corporate ex-Financials(a)	$0.486485	$—	$0.003422	$0.489907	99%	—%	1%		100%
iBonds Mar 2023 Term Corporate ex-Financials	0.655267	—	—	0.655267	100	—	—		100
iBonds Mar 2020 Term Corporate(a)	0.597471	—	0.005363	0.602834	99	—	1		100
iBonds Mar 2023 Term Corporate(a)	0.759371	—	0.000012	0.759383	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Mar 2020 Term Corporate ex-Financials ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	237	16.39
Greater than 0.0% and Less than 0.5%	1,155	79.87
At NAV	16	1.11
Less than 0.0% and Greater than –0.5%	33	2.28
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –6.0%	1	0.07

	1,446	100.00%

SUPPLEMENTAL INFORMATION	49

Supplemental Information  (unaudited) (continued)

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF Period Covered: January 01, 2014 through September 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	8	0.55%
Greater than 0.5% and Less than 1.0%	418	28.91
Greater than 0.0% and Less than 0.5%	862	59.61
At NAV	22	1.52
Less than 0.0% and Greater than –0.5%	136	9.41

	1,446	100.00%

iShares iBonds Mar 2020 Term Corporate ETF Period Covered: January 01, 2014 through September 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	39	2.70
Greater than 0.5% and Less than 1.0%	313	21.65
Greater than 0.0% and Less than 0.5%	987	68.25
At NAV	26	1.80
Less than 0.0% and Greater than –0.5%	79	5.46

	1,446	100.00%

iShares iBonds Mar 2023 Term Corporate ETF Period Covered: January 01, 2014 through September 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	3	0.21
Greater than 1.0% and Less than 1.5%	49	3.39
Greater than 0.5% and Less than 1.0%	448	30.98
Greater than 0.0% and Less than 0.5%	854	59.06
At NAV	21	1.45
Less than 0.0% and Greater than –0.5%	70	4.84

	1,446	100.00%

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	51

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	53

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1007-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares iBonds 2021 Term High Yield and Income ETF | IBHA | Cboe BZX
•	iShares iBonds 2022 Term High Yield and Income ETF | IBHB | Cboe BZX
•	iShares iBonds 2023 Term High Yield and Income ETF | IBHC | Cboe BZX
•	iShares iBonds 2024 Term High Yield and Income ETF | IBHD | Cboe BZX
•	iShares iBonds 2025 Term High Yield and Income ETF | IBHE | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

U.S. Corporate Bond Market Overview

U.S. high-yield corporate bonds advanced for the 12 months ended October 31, 2019 (“reporting period”). The Markit iBoxx USD Liquid High Yield Index, a broad measure of U.S. high-yield corporate bond performance, returned 9.05%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

During the reporting period, high-yield bonds initially declined, as interest rates moved higher and investors became concerned about a possible recession. However, as interest rates began to fall over the course of 2019 and economic conditions stabilized, high-yield bond prices recovered. As accommodative policy by the Fed eased investors’ concerns about the economy, demand from yield-seeking investors drove the performance of high-yield debt. In this environment, high-yield spreads (the yield premium of high-yield bonds relative to U.S. Treasuries) were relatively low, fluctuating between 3.5% and 4.5% after recovering from a sharp increase in early 2019.

From a sector perspective, bonds from communications companies were a leading source of strength. Cable and satellite companies benefited from strong pricing and lower interest rates, which allowed companies to refinance their debt at more favorable terms. Wireless company bonds were boosted by a recommendation from the Federal Communication Commission to allow a significant merger between two industry leaders.

Bonds from consumer-oriented companies also gained, as consumer spending remained elevated. Among consumer cyclical companies, gaming firms and casinos helped drive performance amid cost-cutting efforts designed to strengthen cash flows. Consumer non-cyclical bonds, particularly bonds issued by healthcare companies, also advanced, benefiting from refinancing to reduce debt loads.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® iBonds® 2021 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2021Term HighYield and Income ETF(the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2021, as represented by the Bloomberg Barclays 2021 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	1.54%
Fund Market	1.66
Index	1.50

For the fiscal period ended 10/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/07/19)(a)	Ending Account Value (10/31/19)	Expenses Paid During the Period(b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period(b)	Annualized Expense Ratio
$1,000.00	$1,015.40	$1.71	$1,000.00	$1,023.40	$1.79	0.35%

(a)	The beginning of the period (commencement of operations) is May 07, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (177 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Baa	8.7%
Ba	43.1
B	31.3
Caa	12.0
Not Rated	2.0
Short-Term and Other Assets	2.9

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
DISH DBS Corp., 6.75%, 06/01/21	3.0%
MGM Resorts International, 6.63%, 12/15/21	2.8
Xerox Corp., 4.50%, 05/15/21	2.5
Sprint Corp., 7.25%, 09/15/21	2.4
CSC Holdings LLC, 6.75%, 11/15/21	2.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019	iShares® iBonds® 2022 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2022 Term High Yield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2022, as represented by the Bloomberg Barclays 2022 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	0.56%
Fund Market	0.72
Index	1.10

For the fiscal period ended 10/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/07/19)(a)	Ending Account Value (10/31/19)	Expenses Paid During the Period(b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period(b)	Annualized Expense Ratio
$1,000.00	$1,005.60	$1.70	$1,000.00	$1,023.40	$1.79	0.35%

(a)	The beginning of the period (commencement of operations) is May 07, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (177 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Baa	1.5%
Ba	44.9
B	34.6
Caa	14.7
Not Rated	2.1
Short-Term and Other Assets	2.2

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Tenet Healthcare Corp., 8.13%, 04/01/22	3.0%
Freeport-McMoRan Inc., 3.55%, 03/01/22	2.6
Sprint Communications Inc., 6.00%, 11/15/22	2.4
DISH DBS Corp., 5.88%, 07/15/22	2.3
HCA Inc., 7.50%, 02/15/22	2.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® iBonds® 2023 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2023 Term High Yield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2023, as represented by the Bloomberg Barclays 2023 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	1.19%
Fund Market	1.31
Index	1.87

For the fiscal period ended 10/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/07/19)(a)	Ending Account Value (10/31/19)	Expenses Paid During the Period(b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period(b)	Annualized Expense Ratio
$1,000.00	$1,011.90	$1.71	$1,000.00	$1,023.40	$1.79	0.35%

(a)	The beginning of the period (commencement of operations) is May 07, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (177 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Baa	1.4%
Ba	37.6
B	39.1
Caa	16.9
Ca	0.9
Not Rated	2.0
Short-Term and Other Assets	2.1

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Sprint Corp., 7.88%, 09/15/23	3.1%
CHS/Community Health Systems Inc., 6.25%, 03/31/23	2.4
Fiat Chrysler Automobiles NV, 5.25%, 04/15/23	1.7
OCI NV, 6.63%, 04/15/23	1.7
Altice Financing SA, 6.63%, 02/15/23	1.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019	iShares® iBonds® 2024 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2024 Term High Yield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2024, as represented by the Bloomberg Barclays 2024 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	3.08%
Fund Market	3.04
Index	2.95

For the fiscal period ended 10/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/07/19)(a)	Ending Account Value (10/31/19)	Expenses Paid During the Period(b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period(b)	Annualized Expense Ratio
$1,000.00	$1,030.80	$1.72	$1,000.00	$1,023.40	$1.79	0.35%

(a)	The beginning of the period (commencement of operations) is May 07, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (177 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Baa	0.6%
Ba	46.2
B	36.0
Caa	12.5
Ca	0.6
Not Rated	1.0
Short-Term and Other Assets	3.1

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Intelsat Jackson Holdings SA, 8.50%, 10/15/24	1.8%
Telecom Italia SpA/Milano, 5.30%, 05/30/24	1.7
Intesa Sanpaolo SpA, 5.02%, 06/26/24	1.7
Altice Finco SA, 8.13%, 01/15/24	1.6
Sprint Corp., 7.13%, 06/15/24	1.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of October 31, 2019	iShares® iBonds® 2025 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2025 Term High Yield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2025, as represented by the Bloomberg Barclays 2025 Term High Yield and Income Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	2.87%
Fund Market	3.03
Index	2.94

For the fiscal period ended 10/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/07/19)(a)	Ending Account Value (10/31/19)	Expenses Paid During the Period(b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period(b)	Annualized Expense Ratio
$1,000.00	$1,028.70	$1.72	$1,000.00	$1,023.40	$1.79	0.35%

(a)	The beginning of the period (commencement of operations) is May 07, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (177 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 9 for more information.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Baa	1.4%
Ba	33.7
B	44.9
Caa	16.3
Not Rated	1.2
Short-Term and Other Assets	2.5

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
CSC Holdings LLC, 10.88%, 10/15/25	1.8%
HCA Inc., 5.38%, 02/01/25	1.8
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 6.00%, 02/15/25	1.7
Altice Luxembourg SA, 7.63%, 02/15/25	1.7
1011778 BC ULC/New Red Finance Inc., 5.00%, 10/15/25	1.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE / SHAREHOLDER EXPENSES	9

Schedule of Investments October 31, 2019	iShares® iBonds® 2021 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 3.2%
Arconic Inc., 5.40%, 04/15/21 (Call 01/15/21)	$200	$206,420
Bombardier Inc., 8.75%, 12/01/21(a)	175	186,303

		392,723

Agriculture — 0.9%
Pyxus International Inc.
8.50%, 04/15/21 (Call 10/15/20)(a)	50	49,119
9.88%, 07/15/21 (Call 12/02/19)	100	63,178

		112,297

Airlines — 1.5%
Air Canada, 7.75%, 04/15/21(a)	75	80,506
Virgin Australia Holdings Ltd., 7.88%, 10/15/21(a)	50	51,407
WestJet Airlines Ltd., 3.50%, 06/16/21 (Call 05/16/21)(a)	50	50,536

		182,449

Auto Manufacturers — 1.8%
Ford Motor Credit Co. LLC, 3.81%, 10/12/21	200	203,216
General Motors Financial Co. Inc., 4.20%, 11/06/21	25	25,827

		229,043

Banks — 1.6%
CIT Group Inc., 4.13%, 03/09/21 (Call 02/09/21)	100	102,184
Deutsche Bank AG/New York NY, 4.25%, 10/14/21	100	102,381

		204,565

Building Materials — 0.4%
CPG Merger Sub LLC, 8.00%, 10/01/21 (Call 12/02/19)(a)	50	50,011

Chemicals — 1.3%
WR Grace & Co.-Conn, 5.13%, 10/01/21(a)	150	155,561

Commercial Services — 1.6%
Nielsen Co Luxembourg SARL/The, 5.50%, 10/01/21 (Call 12/02/19)(a)	100	100,306
Sotera Health Topco Inc. (8.88% PIK), 8.13%, 11/01/21 (Call 12/02/19)(a)(b)(c)	100	99,733

		200,039

Computers — 4.0%
Dell Inc., 4.63%, 04/01/21	50	51,391
Dell International LLC/EMC Corp. 4.42%, 06/15/21 (Call 05/15/21)(a)	50	51,634
5.88%, 06/15/21 (Call 06/15/20)(a)	149	151,412
Harland Clarke Holdings Corp., 9.25%, 03/01/21 (Call 03/01/20)(a)(c)	100	92,537
NCR Corp., 5.88%, 12/15/21 (Call 12/15/19)	150	150,743

		497,717

Cosmetics & Personal Care — 1.2%
Edgewell Personal Care Co., 4.70%, 05/19/21	100	102,340
Revlon Consumer Products Corp., 5.75%, 02/15/21 (Call 12/02/19)(c)	50	43,233

		145,573

Distribution & Wholesale — 0.6%
Anixter Inc., 5.13%, 10/01/21	75	77,543

Diversified Financial Services — 5.9%
Ally Financial Inc., 4.25%, 04/15/21	100	102,452
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21 (Call 12/02/19)(c)	100	100,338
Navient Corp. 5.88%, 03/25/21	150	155,627
6.63%, 07/26/21	150	158,824

Security	Par (000)	Value

Diversified Financial Services (continued)
Springleaf Finance Corp., 7.75%, 10/01/21	$100	$109,150
Voyager Aviation Holdings LLC/Voyager Finance Co., 8.50%, 08/15/21 (Call 11/15/20)(a)	100	103,439

		729,830

Electric — 0.8%
AES Corp./VA, 4.00%, 03/15/21	100	101,783

Electrical Components & Equipment — 0.8%
WESCO Distribution Inc., 5.38%, 12/15/21 (Call 12/15/19)	100	100,515

Electronics — 1.5%
ADT Security Corp. (The), 6.25%, 10/15/21	175	186,994

Energy – Alternate Sources — 0.8%
Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/21 (Call 11/01/19)	100	102,360

Entertainment — 0.4%
Scientific Games International Inc., 6.63%, 05/15/21 (Call 05/15/20)	50	50,823

Environmental Control — 0.8%
Tervita Corp., 7.63%, 12/01/21 (Call 12/01/19)(a)	100	99,674

Food — 0.2%
Conagra Brands Inc., 3.80%, 10/22/21	25	25,814

Health Care - Services — 3.3%
CHS/Community Health Systems Inc., 5.13%, 08/01/21 (Call 02/01/20)	200	199,484
HCA Healthcare Inc., 6.25%, 02/15/21	200	209,504

		408,988

Home Builders — 5.2%
KB Home, 7.00%, 12/15/21 (Call 09/15/21)	75	80,858
Lennar Corp. 4.75%, 04/01/21 (Call 02/01/21)	100	102,544
6.25%, 12/15/21 (Call 06/15/21)	150	158,544
8.38%, 01/15/21	100	106,978
M/I Homes Inc., 6.75%, 01/15/21 (Call 01/15/20)	50	50,524
PulteGroup Inc., 4.25%, 03/01/21 (Call 02/01/21)	100	102,314
TRI Pointe Group Inc., 4.88%, 07/01/21 (Call 06/01/21)	50	51,447

		653,209

Household Products & Wares — 0.8%
Prestige Brands Inc., 5.38%, 12/15/21 (Call 12/15/19)(a)	100	100,172

Housewares — 0.8%
Tupperware Brands Corp., 4.75%, 06/01/21 (Call 03/01/21)(c)	100	100,171

Insurance — 1.7%
Genworth Holdings Inc. 7.20%, 02/15/21(c)	100	102,540
7.63%, 09/24/21	100	103,514

		206,054

Internet — 1.3%
Netflix Inc., 5.38%, 02/01/21(c)	150	155,310

Iron & Steel — 3.0%
AK Steel Corp., 7.63%, 10/01/21 (Call 12/02/19)	75	73,465
Allegheny Technologies Inc., 5.95%, 01/15/21 (Call 10/15/20)	150	154,050
Carpenter Technology Corp., 5.20%, 07/15/21 (Call 04/15/21)	50	51,256
Steel Dynamics Inc., 5.13%, 10/01/21 (Call 12/02/19)	100	100,394

		379,165

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2021 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Leisure Time — 0.8%
NCL Corp. Ltd., 4.75%, 12/15/21 (Call 12/15/19)(a)	$100	$101,456

Lodging — 5.7%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21 (Call 11/15/19)(a)	100	102,251
MGM Resorts International, 6.63%, 12/15/21	325	352,466
Studio City Co. Ltd., 7.25%, 11/30/21 (Call 11/30/19)(a)	200	205,020
Wyndham Destinations Inc., 5.63%, 03/01/21	50	51,827

		711,564

Manufacturing — 0.2%
General Electric Co., 4.65%, 10/17/21	25	26,077

Media — 5.5%
CSC Holdings LLC, 6.75%, 11/15/21	250	269,417
DISH DBS Corp., 6.75%, 06/01/21	350	367,591
TEGNA Inc., 4.88%, 09/15/21 (Call 12/02/19)(a)	50	50,133

		687,141

Mining — 1.0%
Century Aluminum Co., 7.50%, 06/01/21 (Call 12/02/19)(a)	50	48,478
Hecla Mining Co., 6.88%, 05/01/21 (Call 12/02/19)	75	73,733

		122,211

Office & Business Equipment — 3.3%
Pitney Bowes Inc., 4.13%, 10/01/21 (Call 09/01/21)	100	100,629
Xerox Corp., 4.50%, 05/15/21	300	307,578

		408,207

Oil & Gas — 7.9%
Antero Resources Corp., 5.38%, 11/01/21 (Call 11/01/19)	200	178,580
Baytex Energy Corp., 5.13%, 06/01/21 (Call 12/02/19)(a)	100	98,032
Denbury Resources Inc., 9.00%, 05/15/21 (Call 12/15/19)(a)	100	88,249
Energen Corp., 4.63%, 09/01/21 (Call 06/01/21)	50	50,786
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 09/30/21 (Call 03/31/20)(a)	25	20,434
Nabors Industries Inc., 4.63%, 09/15/21	125	115,936
Occidental Petroleum Corp., 2.60%, 08/13/21	25	25,161
QEP Resources Inc., 6.88%, 03/01/21	75	75,278
Range Resources Corp., 5.75%, 06/01/21 (Call 03/01/21)	75	74,552
Transocean Inc., 8.38%, 12/15/21	50	50,760
Unit Corp., 6.63%, 05/15/21 (Call 12/02/19)	100	66,000
Whiting Petroleum Corp., 5.75%, 03/15/21 (Call 12/15/20)(c)	150	140,985

		984,753

Oil & Gas Services — 0.9%
Forum Energy Technologies Inc., 6.25%, 10/01/21 (Call 12/02/19)	50	40,480
SESI LLC, 7.13%, 12/15/21 (Call 12/15/19)	100	75,857

		116,337

Packaging & Containers — 0.8%
Graphic Packaging International LLC, 4.75%, 04/15/21 (Call 01/15/21)	100	102,695

Pharmaceuticals — 2.0%
Cigna Corp., 3.40%, 09/17/21	25	25,614
CVS Health Corp., 3.35%, 03/09/21	25	25,458
Elanco Animal Health Inc., 3.91%, 08/27/21	100	102,651
Mylan NV, 3.15%, 06/15/21 (Call 05/15/21)	25	25,317
Owens & Minor Inc., 3.88%, 09/15/21(c)	50	47,322
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/21 (Call 08/23/21)	25	25,162

		251,524

Security	Par/ Shares (000)	Value

Pipelines — 3.6%
American Midstream Partners LP/American Midstream Finance Corp., 9.50%, 12/15/21 (Call 12/15/19)(a)	$50	$46,699
Buckeye Partners LP, 4.88%, 02/01/21 (Call 11/01/20)	100	101,626
DCP Midstream Operating LP, 4.75%, 09/30/21 (Call 06/30/21)(a)	100	102,299
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/21 (Call 12/02/19)	50	45,026
NuStar Logistics LP, 6.75%, 02/01/21(c)	50	51,798
Williams Companies Inc. (The), 4.00%, 11/15/21 (Call 08/15/21)	100	102,922

		450,370

Real Estate — 0.8%
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 12/01/21 (Call 12/01/19)(a)	100	100,922

Real Estate Investment Trusts — 3.7%
Iron Mountain Inc., 4.38%, 06/01/21 (Call 06/01/20)(a)	150	151,603
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.88%, 08/01/21 (Call 08/01/20)(a)	100	101,387
Starwood Property Trust Inc. 3.63%, 02/01/21 (Call 11/01/20)	100	100,744
5.00%, 12/15/21 (Call 09/15/21)	100	104,255

		457,989

Retail — 4.9%
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp., 8.00%, 06/01/21 (Call 06/01/20)(a)	50	50,790
Ferrellgas LP/Ferrellgas Finance Corp., 6.50%, 05/01/21 (Call 12/02/19)(c)	75	63,542
GameStop Corp., 6.75%, 03/15/21 (Call 03/15/20)(a)(c)	100	99,654
Gap Inc. (The), 5.95%, 04/12/21 (Call 01/12/21)	200	208,178
Guitar Center Inc., 9.50%, 10/15/21 (Call 03/15/20)(a)	75	69,736
L Brands Inc., 6.63%, 04/01/21	65	68,565
Yum! Brands Inc., 3.75%, 11/01/21 (Call 08/01/21)	50	51,102

		611,567

Software — 0.4%
Blackboard Inc., 9.75%, 10/15/21 (Call 10/15/20)(a)(c)	50	50,195

Telecommunications — 9.1%
AT&T Inc., 3.88%, 08/15/21	25	25,815
CenturyLink Inc., Series S, 6.45%, 06/15/21	250	263,148
CommScope Inc., 5.00%, 06/15/21 (Call 11/12/19)(a)	38	37,996
HC2 Holdings Inc., 11.50%, 12/01/21 (Call 06/01/20)(a)	50	45,494
Hughes Satellite Systems Corp., 7.63%, 06/15/21	175	188,610
Qwest Corp., 6.75%, 12/01/21	150	161,679
Sprint Communications Inc., 11.50%, 11/15/21	100	115,600
Sprint Corp., 7.25%, 09/15/21	275	293,529

		1,131,871

Toys, Games & Hobbies — 0.4%
Mattel Inc., 2.35%, 08/15/21 (Call 07/15/21)	50	49,123

Transportation — 0.7%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., 8.13%, 11/15/21 (Call 11/15/19)(a)	100	81,981

Total Corporate Bonds & Notes — 97.1% (Cost: $12,171,423)		12,094,366

Short-Term Investments

Money Market Funds — 16.0%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.00%(d)(e)(f)	1,021	1,021,127

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2021 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(d)(e)	969	$969,000

		1,990,127

Total Short-Term Investments — 16.0% (Cost: $1,990,127)		1,990,127

Total Investments in Securities — 113.1% (Cost: $14,161,550)		14,084,493

Other Assets, Less Liabilities — (13.1)%		(1,630,921)

Net Assets — 100.0%		$12,453,572

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 05/07/19(a) (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	1,021	1,021	$1,021,127	$4,497	(c)	$(53)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	969	969	969,000	4,402		—	—

				$1,990,127	$8,899		$(53)	$—

(a)	The Fund commenced operations on May 07, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$12,094,366	$—	$12,094,366
Money Market Funds	1,990,127	—	—	1,990,127

	$1,990,127	$12,094,366	$—	$14,084,493

See notes to financial statements.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® 2022 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.5%
National CineMedia LLC, 6.00%, 04/15/22 (Call 04/15/20)(a)	$50	$50,510

Aerospace & Defense — 3.9%
Arconic Inc., 5.87%, 02/23/22	100	106,977
Bombardier Inc. 5.75%, 03/15/22(b)	50	48,954
6.00%, 10/15/22 (Call 04/15/20)(b)	100	97,524
TransDigm Inc., 6.00%, 07/15/22 (Call 07/15/20)	100	101,710
Triumph Group Inc., 5.25%, 06/01/22 (Call 06/01/20)	25	24,665

		379,830

Agriculture — 0.5%
Cooke Omega Investments Inc./Alpha VesselCo Holdings Inc., 8.50%, 12/15/22 (Call 06/15/20)(b)	50	48,734

Airlines — 1.2%
American Airlines Group Inc., 5.00%, 06/01/22(b)	65	67,768
United Airlines Holdings Inc., 4.25%, 10/01/22	50	51,613

		119,381

Auto Parts & Equipment — 0.5%
American Axle & Manufacturing Inc., 6.63%, 10/15/22 (Call 10/15/20)	50	50,485

Banks — 1.3%
CIT Group Inc., 5.00%, 08/15/22	125	133,025

Building Materials — 1.0%
Griffon Corp., 5.25%, 03/01/22 (Call 03/01/20)	100	100,966

Chemicals — 1.6%
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)	100	104,763
PQ Corp., 6.75%, 11/15/22 (Call 05/15/20)(b)	50	51,752

		156,515

Coal — 0.5%
Peabody Energy Corp., 6.00%, 03/31/22 (Call 03/31/20)(b)	50	46,256

Commercial Services — 4.6%
ACE Cash Express Inc., 12.00%, 12/15/22 (Call 12/15/19)(a)(b)	25	23,136
Atento Luxco 1 SA, 6.13%, 08/10/22 (Call 08/10/20)(b)	50	51,088
Hertz Corp. (The) 6.25%, 10/15/22 (Call 10/15/20)	75	75,760
7.63%, 06/01/22 (Call 06/01/20)(b)	100	104,074
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (Call 04/15/20)(b)	200	201,404

		455,462

Computers — 1.1%
Harland Clarke Holdings Corp., 8.38%, 08/15/22 (Call 02/15/20)(b)	75	59,707
NCR Corp., 5.00%, 07/15/22 (Call 07/15/20)	50	50,499

		110,206

Cosmetics & Personal Care — 1.5%
Avon International Capital PLC, 6.50%, 08/15/22 (Call 08/15/20)(b)	45	46,633
Avon International Operations Inc., 7.88%, 08/15/22 (Call 08/15/20)(b)	50	52,092
Edgewell Personal Care Co., 4.70%, 05/24/22	50	51,658

		150,383

Diversified Financial Services — 5.1%
Ally Financial Inc. 4.13%, 02/13/22	50	51,692

Security	Par (000)	Value

Diversified Financial Services (continued)
4.63%, 05/19/22	$50	$52,378
goeasy Ltd., 7.88%, 11/01/22 (Call 11/01/19)(b)	50	51,992
Navient Corp. 6.50%, 06/15/22	100	107,500
7.25%, 01/25/22(a)	100	108,461
Ocwen Loan Servicing LLC, 8.38%, 11/15/22 (Call 11/15/19)(b)	25	21,396
Springleaf Finance Corp., 6.13%, 05/15/22	100	107,554

		500,973

Electric — 0.8%
Calpine Corp., 6.00%, 01/15/22 (Call 11/01/19)(b)	50	50,133
TransAlta Corp., 4.50%, 11/15/22 (Call 08/15/22)	25	25,782

		75,915

Electronics — 2.3%
ADT Security Corp. (The), 3.50%, 07/15/22	100	100,368
APX Group Inc., 7.88%, 12/01/22 (Call 12/01/19)	100	99,853
Ingram Micro Inc., 5.00%, 08/10/22 (Call 02/10/22)	25	25,522

		225,743

Engineering & Construction — 0.3%
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22 (Call 05/15/20)	25	26,524

Entertainment — 2.7%
Cinemark USA Inc., 5.13%, 12/15/22 (Call 12/15/19)	50	50,625
International Game Technology PLC, 6.25%, 02/15/22 (Call 08/15/21)(b)	200	211,582

		262,207

Environmental Control — 0.3%
GFL Environmental Inc., 5.63%, 05/01/22 (Call 05/01/20)(b)	25	25,645

Food — 1.0%
C&S Group Enterprises LLC, 5.38%, 07/15/22 (Call 07/15/20)(b)	50	50,387
TreeHouse Foods Inc., 4.88%, 03/15/22 (Call 03/15/20)	50	50,332

		100,719

Forest Products & Paper — 0.5%
Cascades Inc., 5.50%, 07/15/22 (Call 07/15/20)(b)	50	50,763

Gas — 0.5%
Southern Star Central Corp., 5.13%, 07/15/22 (Call 07/15/20)(b)	50	50,467

Health Care – Products — 1.2%
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/02/19)(b)	125	120,840

Health Care – Services — 9.0%
Centene Corp., 4.75%, 05/15/22 (Call 05/15/20)	100	102,322
Eagle Holding Co. II LLC (8.38% PIK), 7.63%, 05/15/22 (Call 05/03/20)(b)(c)	50	50,615
Eagle Holding Co. II LLC (8.50% PIK), 7.75%, 05/15/22 (Call 05/15/20)(b)(c)	50	50,827
HCA Inc., 7.50%, 02/15/22	200	221,834
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)	50	53,087
Polaris Intermediate Corp. (9.25% PIK), 8.50%, 12/01/22 (Call 06/01/20)(a)(b)(c)	125	104,744
Tenet Healthcare Corp., 8.13%, 04/01/22	275	297,547

		880,976

Holding Companies – Diversified — 2.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.88%, 02/01/22 (Call 02/01/20)	100	100,893
6.25%, 02/01/22 (Call 02/01/20)	100	102,655

		203,548

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2022 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders — 3.2%
K Hovnanian Enterprises Inc., 10.00%, 07/15/22 (Call 07/15/20)(b)	$50	$44,070
KB Home, 7.50%, 09/15/22	50	56,506
Lennar Corp. 4.13%, 01/15/22 (Call 10/15/21)	50	51,380
4.75%, 11/15/22 (Call 08/15/22)	50	52,632
Meritage Homes Corp., 7.00%, 04/01/22(a)	25	27,393
Toll Brothers Finance Corp., 5.88%, 02/15/22 (Call 11/15/21)	50	53,273
Williams Scotsman International Inc., 7.88%, 12/15/22 (Call 12/15/19)(b)	25	26,181

		311,435

Internet — 1.9%
Cogent Communications Group Inc., 5.38%, 03/01/22 (Call 12/01/21)(b)	50	52,126
Netflix Inc., 5.50%, 02/15/22	75	79,512
Symantec Corp., 3.95%, 06/15/22 (Call 03/15/22)	50	51,352

		182,990

Leisure Time — 0.4%
24 Hour Fitness Worldwide Inc., 8.00%, 06/01/22 (Call 06/01/20)(a)(b)	50	36,377

Lodging — 1.7%
MGM Resorts International, 7.75%, 03/15/22	100	112,000
Wyndham Destinations Inc., 4.25%, 03/01/22 (Call 12/01/21)	50	51,135

		163,135

Machinery — 0.4%
Vertiv Intermediate Holding Corp. (13.00% PIK), 12.00%, 02/15/22 (Call 02/15/20)(b)(c)	50	41,362

Media — 7.0%
AMC Networks Inc., 4.75%, 12/15/22 (Call 12/15/19)	50	50,391
Cablevision Systems Corp., 5.88%, 09/15/22	50	53,928
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 09/30/22 (Call 09/30/20)	100	101,250
DISH DBS Corp., 5.88%, 07/15/22	215	224,707
Nexstar Broadcasting Inc., 5.88%, 11/15/22 (Call 11/15/19)	50	50,921
Sinclair Television Group Inc., 6.13%, 10/01/22 (Call 10/01/20)	50	50,634
Sirius XM Radio Inc., 3.88%, 08/01/22 (Call 08/01/20)(b)	75	76,624
Urban One Inc., 7.38%, 04/15/22 (Call 04/15/20)(b)	25	24,125
Videotron Ltd., 5.00%, 07/15/22	50	52,937

		685,517

Metal Fabricate & Hardware — 0.2%
Hillman Group Inc. (The), 6.38%, 07/15/22 (Call 07/15/20)(b)	25	23,153

Mining — 5.6%
Barminco Finance Pty Ltd., 6.63%, 05/15/22 (Call 05/15/20)(b)	50	51,517
FMG Resources August 2006 Pty Ltd., 4.75%, 05/15/22 (Call 02/15/22)(b)	100	103,081
Freeport-McMoRan Inc., 3.55%, 03/01/22 (Call 12/01/21)	249	251,064
Joseph T Ryerson & Son Inc., 11.00%, 05/15/22 (Call 05/15/20)(b)	50	52,868
Mountain Province Diamonds Inc., 8.00%, 12/15/22 (Call 12/15/19)(b)	25	24,350
New Gold Inc., 6.25%, 11/15/22 (Call 11/15/19)(b)	50	50,023
Taseko Mines Ltd., 8.75%, 06/15/22 (Call 06/15/20)(b)	25	22,178

		555,081

Office & Business Equipment — 1.0%
Pitney Bowes Inc., 4.38%, 05/15/22 (Call 04/15/22)	50	50,007
Xerox Corp., 4.07%, 03/17/22	50	50,948

		100,955

Security	Par (000)	Value

Oil & Gas — 8.7%
Antero Resources Corp., 5.13%, 12/01/22 (Call 06/01/20)	$100	$75,039
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22 (Call 04/01/20)(b)	100	95,301
Athabasca Oil Corp., 9.88%, 02/24/22 (Call 02/24/20)(a)(b)	25	23,289
Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.63%, 01/15/22 (Call 01/15/20)(a)	50	49,003
CNX Resources Corp., 5.88%, 04/15/22 (Call 04/15/20)(a)	75	73,298
CVR Refining LLC/Coffeyville Finance Inc., 6.50%, 11/01/22 (Call 11/01/19)	50	50,663
Denbury Resources Inc., 9.25%, 03/31/22 (Call 03/31/20)(b)	50	41,451
Laredo Petroleum Inc., 5.63%, 01/15/22 (Call 01/15/20)	50	48,109
Murphy Oil Corp. 4.00%, 06/01/22 (Call 03/01/22)	50	50,327
4.20%, 12/01/22 (Call 09/01/22)	50	51,041
Oasis Petroleum Inc., 6.88%, 03/15/22 (Call 12/02/19)	75	65,745
QEP Resources Inc., 5.38%, 10/01/22 (Call 07/01/22)	50	49,496
Range Resources Corp., 5.00%, 08/15/22 (Call 05/15/22)	100	92,629
Rowan Companies Inc., 4.88%, 06/01/22 (Call 03/01/22)	50	33,500
SM Energy Co., 6.13%, 11/15/22 (Call 11/15/19)	50	48,075
Tapstone Energy LLC/Tapstone Energy Finance Corp., 9.75%, 06/01/22 (Call 05/02/20)(b)	25	6,374

		853,340

Oil & Gas Services — 0.9%
Archrock Partners LP/Archrock Partners Finance Corp., 6.00%, 10/01/22 (Call 04/01/20)	50	50,511
FTS International Inc., 6.25%, 05/01/22 (Call 05/01/20)	50	35,748

		86,259

Packaging & Containers — 2.1%
Ball Corp., 5.00%, 03/15/22	50	52,870
Berry Global Inc., 5.50%, 05/15/22 (Call 05/15/20)(a)	50	50,735
Owens-Brockway Glass Container Inc., 5.00%, 01/15/22(b)	50	51,631
Sealed Air Corp., 4.88%, 12/01/22 (Call 09/01/22)(b)	50	52,782

		208,018

Pipelines — 3.8%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (Call 11/15/19)(b)	100	98,473
DCP Midstream Operating LP, 4.95%, 04/01/22 (Call 01/01/22)	50	51,628
Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 08/01/22 (Call 08/01/20)	100	101,204
NGPL PipeCo LLC, 4.38%, 08/15/22 (Call 05/15/22)(b)	50	51,948
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 07/15/22 (Call 07/15/20)(a)	50	50,623
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 08/15/22 (Call 08/15/20)	25	22,364

		376,240

Real Estate Investment Trusts — 2.9%
Equinix Inc., 5.38%, 01/01/22 (Call 01/01/20)	75	76,487
iStar Inc., 5.25%, 09/15/22 (Call 09/15/20)	50	51,341
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 03/15/22 (Call 09/15/21)(b)	50	51,903
SBA Communications Corp. 4.00%, 10/01/22 (Call 10/01/20)	50	51,004
4.88%, 07/15/22 (Call 07/15/20)	50	50,645

		281,380

Retail — 2.3%
CEC Entertainment Inc., 8.00%, 02/15/22 (Call 02/15/20)	25	23,506
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 01/15/22 (Call 11/15/19)(a)	25	21,086
Group 1 Automotive Inc., 5.00%, 06/01/22 (Call 06/01/20)	50	50,601

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2022 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
L Brands Inc., 5.63%, 02/15/22	$75	$79,326
Penske Automotive Group Inc., 5.75%, 10/01/22 (Call 10/01/20)	50	50,632

		225,151

Software — 1.0%
Infor U.S. Inc., 6.50%, 05/15/22 (Call 05/15/20)	100	101,629

Telecommunications — 9.8%
CenturyLink Inc., Series T, 5.80%, 03/15/22	175	184,845
Consolidated Communications Inc., 6.50%, 10/01/22 (Call 10/01/20)	50	45,119
Inmarsat Finance PLC, 4.88%, 05/15/22 (Call 05/15/20)(b)	100	101,284
Intelsat Jackson Holdings SA, 9.50%, 09/30/22(b)	50	57,915
Level 3 Financing Inc., 5.38%, 08/15/22 (Call 12/02/19)	84	84,333
Level 3 Parent LLC, 5.75%, 12/01/22 (Call 12/01/19)	50	50,105
Nokia OYJ, 3.38%, 06/12/22	50	50,605
Sprint Communications Inc., 6.00%, 11/15/22	225	237,942
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22(a)	75	77,791
T-Mobile USA Inc., 4.00%, 04/15/22 (Call 03/16/22)	50	51,603
Xplornet Communications Inc. (10.63% PIK), 9.63%, 06/01/22 (Call 06/01/20)(b)(c)	25	25,546

		967,088

Transportation — 0.4%
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 01/15/20)(b)	25	14,800
Teekay Corp., 9.25%, 11/15/22 (Call 11/15/20)(a)(b)	25	25,874

		40,674

Trucking & Leasing — 0.5%
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22 (Call 03/15/20)(b)	50	52,043

Total Corporate Bonds & Notes — 97.8% (Cost: $9,674,051)		9,617,900

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 9.9%
BlackRock Cash Funds: Institutional,
SL Agency Shares, 2.00%(d)(e)(f)	649	$648,905
BlackRock Cash Funds: Treasury,
SL Agency Shares, 1.74%(d)(e)	326	326,000

		974,905

Total Short-Term Investments — 9.9% (Cost: $974,905)		974,905

Total Investments in Securities — 107.7% (Cost: $10,648,956)		10,592,805

Other Assets, Less Liabilities — (7.7)%		(754,913)

Net Assets — 100.0%		$9,837,892

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 05/07/19(a) (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	649	649	$648,905	$1,516	(c)	$(94)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	326	326	326,000	2,622		—	—

				$974,905	$4,138		$(94)	$—

(a)	The Fund commenced operations on May 07, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2022 Term High Yield and Income ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$9,617,900	$—	$9,617,900
Money Market Funds	974,905	—	—	974,905

	$974,905	$9,617,900	$—	$10,592,805

See notes to financial statements.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® 2023 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Lamar Media Corp., 5.00%, 05/01/23 (Call 12/02/19)	$50	$50,882

Aerospace & Defense — 0.8%
Bombardier Inc., 6.13%, 01/15/23(a)	100	97,247

Auto Manufacturers — 2.1%
BCD Acquisition Inc., 9.63%, 09/15/23 (Call 12/02/19)(a)	50	51,502
Fiat Chrysler Automobiles NV, 5.25%, 04/15/23	200	213,690

		265,192

Auto Parts & Equipment — 1.2%
Dana Inc., 6.00%, 09/15/23 (Call 12/02/19)	25	25,534
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/23 (Call 12/02/19)(b)	100	101,398
Titan International Inc., 6.50%, 11/30/23 (Call 12/02/19)(b)	25	20,814

		147,746

Banks — 0.7%
CIT Group Inc., 5.00%, 08/01/23	75	80,812

Building Materials — 1.0%
Norbord Inc., 6.25%, 04/15/23 (Call 01/15/23)(a)	25	26,651
Standard Industries Inc./NJ, 5.50%, 02/15/23 (Call 12/02/19)(a)	50	51,097
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23 (Call 11/15/19)	50	50,877

		128,625

Chemicals — 4.0%
Blue Cube Spinco LLC, 9.75%, 10/15/23 (Call 10/15/20)	50	54,731
CF Industries Inc., 3.45%, 06/01/23	50	51,118
Chemours Co. (The), 6.63%, 05/15/23 (Call 12/02/19)	75	74,662
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 11/15/19)(a)	50	52,347
OCI NV, 6.63%, 04/15/23 (Call 04/15/20)(a)	200	208,854
PolyOne Corp., 5.25%, 03/15/23	50	53,922

		495,634

Commercial Services — 2.8%
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 12/02/19)(a)	50	40,992
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 5.50%, 04/01/23 (Call 12/02/19)	15	15,295
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 12/02/19)(a)	100	103,500
LSC Communications Inc., 8.75%, 10/15/23 (Call 12/02/19)(a)	50	34,024
United Rentals North America Inc., 4.63%, 07/15/23 (Call 11/20/19)	100	102,372
WEX Inc., 4.75%, 02/01/23 (Call 12/02/19)(a)	50	50,510

		346,693

Computers — 1.4%
EMC Corp., 3.38%, 06/01/23 (Call 03/01/23)	100	100,447
NCR Corp., 6.38%, 12/15/23 (Call 12/02/19)	75	76,873

		177,320

Cosmetics & Personal Care — 0.4%
Avon Products Inc., 7.00%, 03/15/23	50	52,587

Distribution & Wholesale — 0.8%
Anixter Inc., 5.50%, 03/01/23	50	51,455
LKQ Corp., 4.75%, 05/15/23 (Call 12/02/19)	50	50,919

		102,374

Diversified Financial Services — 3.0%
Nationstar Mortgage Holdings Inc., 8.13%, 07/15/23 (Call 07/15/20)(a)	75	79,555

Security	Par (000)	Value

Diversified Financial Services (continued)
Navient Corp. 5.50%, 01/25/23	$100	$103,996
7.25%, 09/25/23	50	54,668
Springleaf Finance Corp., 5.63%, 03/15/23	100	107,525
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 04/01/20)(a)	25	22,485

		368,229

Electric — 2.1%
AES Corp./VA 4.50%, 03/15/23 (Call 03/15/20)	25	25,667
4.88%, 05/15/23 (Call 12/02/19)(b)	100	101,811
Calpine Corp., 5.38%, 01/15/23 (Call 12/02/19)	100	101,630
Vistra Energy Corp., 5.88%, 06/01/23 (Call 12/02/19)	25	25,570

		254,678

Electronics — 1.4%
ADT Security Corp. (The), 4.13%, 06/15/23(b)	100	101,653
APX Group Inc., 7.63%, 09/01/23 (Call 12/02/19)	25	22,089
Sensata Technologies BV, 4.88%, 10/15/23(a)(b)	50	52,767

		176,509

Energy – Alternate Sources — 0.4%
TerraForm Power Operating LLC, 4.25%, 01/31/23 (Call 10/31/22)(a)	50	51,510

Engineering & Construction — 0.4%
MasTec Inc., 4.88%, 03/15/23 (Call 12/02/19)(b)	50	50,760

Entertainment — 1.0%
Cinemark USA Inc., 4.88%, 06/01/23 (Call 12/02/19)	75	76,147
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23 (Call 02/15/20)(a)	25	26,375
WMG Acquisition Corp., 5.00%, 08/01/23 (Call 12/02/19)(a)	25	25,620

		128,142

Environmental Control — 0.2%
GFL Environmental Inc., 5.38%, 03/01/23 (Call 11/07/19)(a)	25	25,928

Food — 0.4%
Ingles Markets Inc., 5.75%, 06/15/23 (Call 12/02/19)	50	51,114

Forest Products & Paper — 0.4%
Clearwater Paper Corp., 4.50%, 02/01/23 (Call 12/02/19)(b)	25	25,095
Resolute Forest Products Inc., 5.88%, 05/15/23 (Call 12/02/19)(b)	25	25,026

		50,121

Gas — 0.2%
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (Call 03/31/20)(a)	25	25,133

Hand & Machine Tools — 0.2%
Apex Tool Group LLC/BC Mountain Finance Inc., 9.00%, 02/15/23 (Call 12/02/19)(a)(b)	25	21,064

Health Care – Products — 0.4%
Sotera Health Holdings LLC, 6.50%, 05/15/23 (Call 12/02/19)(a)	50	51,120

Health Care – Services — 7.5%
Acadia Healthcare Co. Inc., 5.63%, 02/15/23 (Call 12/02/19)	50	50,884
Air Medical Group Holdings Inc., 6.38%, 05/15/23 (Call 12/02/19)(a)	25	21,254
CHS/Community Health Systems Inc. 6.25%, 03/31/23 (Call 03/31/20)	300	292,674
9.88%, 06/30/23 (Call 06/30/20)(a)(b)(c)	125	104,854

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2023 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Services (continued)
Encompass Health Corp., 5.13%, 03/15/23 (Call 12/02/19)(b)	$25	$25,489
HCA Inc., 5.88%, 05/01/23	125	137,304
MEDNAX Inc., 5.25%, 12/01/23 (Call 12/02/19)(a)	50	50,776
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 12/02/19)(a)	50	53,391
Tenet Healthcare Corp., 6.75%, 06/15/23	175	185,369

		921,995

Holding Companies – Diversified — 0.4%
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(a)	50	50,613

Home Builders — 2.4%
KB Home, 7.63%, 05/15/23 (Call 11/15/22)	50	56,808
Lennar Corp., 4.88%, 12/15/23 (Call 09/15/23)	50	53,550
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., 5.88%, 04/15/23 (Call 01/15/23)(a)	25	27,074
Toll Brothers Finance Corp., 4.38%, 04/15/23 (Call 01/15/23)	50	52,484
William Lyon Homes Inc., 6.00%, 09/01/23 (Call 09/01/20)	50	52,002
Williams Scotsman International Inc., 6.88%, 08/15/23 (Call 08/15/20)(a)(b)	50	52,531

		294,449

Home Furnishings — 0.4%
Tempur Sealy International Inc., 5.63%, 10/15/23 (Call 12/02/19)(b)	50	51,589

Household Products & Wares — 0.6%
Central Garden & Pet Co., 6.13%, 11/15/23 (Call 12/02/19)	25	25,847
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 12/02/19)(a)	50	43,564

		69,411

Insurance — 0.6%
Genworth Holdings Inc., 4.90%, 08/15/23	25	23,579
MGIC Investment Corp., 5.75%, 08/15/23	50	55,155

		78,734

Internet — 1.9%
Uber Technologies Inc., 7.50%, 11/01/23 (Call 11/01/20)(a)(b)	50	50,934
VeriSign Inc., 4.63%, 05/01/23 (Call 12/02/19)	50	50,863
Zayo Group LLC/Zayo Capital Inc., 6.00%, 04/01/23 (Call 12/02/19)(b)	125	128,542

		230,339

Iron & Steel — 1.7%
AK Steel Corp., 7.50%, 07/15/23 (Call 12/02/19)	50	50,119
Allegheny Technologies Inc., 7.88%, 08/15/23 (Call 05/15/23)(b)	50	54,482
Carpenter Technology Corp., 4.45%, 03/01/23 (Call 12/01/22)	25	25,782
Commercial Metals Co., 4.88%, 05/15/23 (Call 02/15/23)	25	25,822
Steel Dynamics Inc., 5.25%, 04/15/23 (Call 12/02/19)	50	51,011

		207,216

Leisure Time — 1.0%
Sabre GLBL Inc., 5.38%, 04/15/23 (Call 12/02/19)(a)	100	102,592
Vista Outdoor Inc., 5.88%, 10/01/23 (Call 12/02/19)(b)	25	22,917

		125,509

Lodging — 2.6%
Boyd Gaming Corp., 6.88%, 05/15/23 (Call 11/15/19)	50	51,836
Diamond Resorts International Inc., 7.75%, 09/01/23 (Call 12/02/19)(a)(b)	50	51,701
MGM Resorts International, 6.00%, 03/15/23	100	110,446
Wyndham Destinations Inc., 3.90%, 03/01/23 (Call 12/01/22)	50	50,523
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/23 (Call 02/28/23)(a)	50	51,751

		316,257

Security	Par (000)	Value

Machinery — 0.2%
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 12/15/19)(a)(b)	$25	$23,762

Manufacturing — 0.2%
LSB Industries Inc., 9.63%, 05/01/23 (Call 05/01/20)(a)(b)	25	26,627

Media — 7.5%
Altice Financing SA, 6.63%, 02/15/23 (Call 12/02/19)(a)(b)	200	205,366
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/23 (Call 11/15/19)(a)	75	76,283
5.13%, 02/15/23 (Call 12/02/19)	100	101,773
5.13%, 05/01/23 (Call 12/02/19)(a)	100	102,410
DISH DBS Corp., 5.00%, 03/15/23	150	151,072
Quebecor Media Inc., 5.75%, 01/15/23	75	81,177
Sirius XM Radio Inc., 4.63%, 05/15/23 (Call 12/02/19)(a)	25	25,430
TEGNA Inc., 6.38%, 10/15/23 (Call 12/02/19)	50	51,566
Townsquare Media Inc., 6.50%, 04/01/23 (Call 12/02/19)(a)	25	24,879
Univision Communications Inc., 5.13%, 05/15/23 (Call 12/02/19)(a)	100	100,619

		920,575

Metal Fabricate & Hardware — 0.6%
Grinding Media Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (Call 12/15/19)(a)	75	72,460

Mining — 2.7%
Aleris International Inc., 10.75%, 07/15/23 (Call 07/15/20)(a)	50	52,478
FMG Resources August 2006 Pty Ltd., 5.13%, 03/15/23 (Call 12/15/22)(a)(b)	50	52,169
Freeport-McMoRan Inc., 3.88%, 03/15/23 (Call 12/15/22)	200	203,468
Hudbay Minerals Inc., 7.25%, 01/15/23 (Call 11/07/19)(a)	25	25,815

		333,930

Office & Business Equipment — 1.2%
Pitney Bowes Inc., 5.20%, 04/01/23 (Call 03/01/23)	50	49,410
Xerox Corp., 4.13%, 03/15/23 (Call 02/15/23)	100	101,987

		151,397

Oil & Gas — 9.6%
Antero Resources Corp., 5.63%, 06/01/23 (Call 12/02/19)(b)	75	53,460
Bruin E&P Partners LLC, 8.88%, 08/01/23 (Call 08/01/20)(a)	50	33,128
Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.75%, 04/15/23 (Call 12/02/19)	25	23,823
Carrizo Oil & Gas Inc., 6.25%, 04/15/23 (Call 12/02/19)(b)	50	46,978
Diamond Offshore Drilling Inc., 3.45%, 11/01/23 (Call 08/01/23)	25	20,416
Gulfport Energy Corp., 6.63%, 05/01/23 (Call 12/02/19)(b)	50	37,407
Laredo Petroleum Inc., 6.25%, 03/15/23 (Call 12/02/19)(b)	25	22,788
MEG Energy Corp., 6.38%, 01/30/23 (Call 12/02/19)(a)	75	70,756
Montage Resources Corp., 8.88%, 07/15/23 (Call 12/02/19)	50	38,236
Nabors Industries Inc., 5.50%, 01/15/23 (Call 11/15/22)(b)	75	63,114
Oasis Petroleum Inc., 6.88%, 01/15/23 (Call 12/02/19)(b)	50	43,256
Pacific Drilling SA, 8.38%, 10/01/23 (Call 10/01/20)(a)	50	39,918
PBF Holding Co. LLC/PBF Finance Corp., 7.00%, 11/15/23 (Call 12/02/19)	50	51,714
Precision Drilling Corp., 7.75%, 12/15/23 (Call 12/15/19)	25	23,378
QEP Resources Inc., 5.25%, 05/01/23 (Call 02/01/23)(b)	50	47,619
Range Resources Corp., 5.00%, 03/15/23 (Call 12/15/22)(b)	75	64,838
Seven Generations Energy Ltd. 6.75%, 05/01/23 (Call 12/02/19)(a)	50	50,783
6.88%, 06/30/23 (Call 12/02/19)(a)	25	25,463
Sunoco LP/Sunoco Finance Corp., 4.88%, 01/15/23 (Call 01/15/20)	100	102,631
Transocean Inc., 9.00%, 07/15/23 (Call 07/15/20)(a)	100	101,572
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 05/16/21)(a)	35	34,703

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2023 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Vantage Drilling International, 9.25%, 11/15/23 (Call 05/15/20)(a)	$50	$47,646
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/01/20)(a)	50	46,895
Whiting Petroleum Corp., 6.25%, 04/01/23 (Call 01/01/23)	50	36,168
WPX Energy Inc., 8.25%, 08/01/23 (Call 06/01/23)	50	55,836

		1,182,526

Oil & Gas Services — 0.3%
Nine Energy Service Inc., 8.75%, 11/01/23 (Call 11/01/20)(a)	50	37,665

Packaging & Containers — 6.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 4.63%, 05/15/23 (Call 12/02/19)(a)	200	204,558
Ball Corp., 4.00%, 11/15/23	100	104,874
Berry Global Inc., 5.13%, 07/15/23 (Call 12/02/19)	75	76,879
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	100	104,648
Owens-Brockway Glass Container Inc., 5.88%, 08/15/23(a)	75	79,180
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.13%, 07/15/23 (Call 12/02/19)(a)	125	128,202
Sealed Air Corp., 5.25%, 04/01/23 (Call 01/01/23)(a)	50	53,611

		751,952

Pharmaceuticals — 3.2%
Bausch Health Companies Inc. 5.50%, 03/01/23 (Call 12/02/19)(a)	21	21,216
5.88%, 05/15/23 (Call 12/02/19)(a)	187	189,820
Elanco Animal Health Inc., 4.27%, 08/28/23 (Call 07/28/23)	50	52,398
Endo Dac/Endo Finance LLC/Endo Finco Inc., 6.00%, 07/15/23 (Call 12/02/19)(a)	200	132,176

		395,610

Pipelines — 4.5%
Buckeye Partners LP, 4.15%, 07/01/23 (Call 04/01/23)	75	75,374
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23 (Call 11/15/19)	50	50,897
DCP Midstream Operating LP, 3.88%, 03/15/23 (Call 12/15/22)	50	50,666
Genesis Energy LP/Genesis Energy Finance Corp., 6.00%, 05/15/23 (Call 12/02/19)	50	49,055
Global Partners LP/GLP Finance Corp., 7.00%, 06/15/23 (Call 12/02/19)	25	25,826
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23 (Call 12/02/19)	50	49,886
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 12/02/19)	50	51,385
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 11/15/23 (Call 11/18/19)	50	51,286
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 4.75%, 10/01/23 (Call 10/01/20)(a)	50	48,916
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23 (Call 12/02/19)	50	50,297
5.25%, 05/01/23 (Call 12/02/19)	50	50,449

		554,037

Real Estate — 0.8%
Newmark Group Inc., 6.13%, 11/15/23 (Call 10/15/23)	50	54,512
Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 06/01/23 (Call 03/01/23)(a)(b)	50	48,671

		103,183

Real Estate Investment Trusts — 2.1%
CBL & Associates LP, 5.25%, 12/01/23 (Call 09/01/23)(b)	25	17,495
CoreCivic Inc., 4.63%, 05/01/23 (Call 02/01/23)	50	46,818

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
GEO Group Inc. (The), 5.13%, 04/01/23 (Call 12/02/19)	$25	$22,113
Iron Mountain Inc., 6.00%, 08/15/23 (Call 11/12/19)	50	51,168
Mack-Cali Realty LP, 3.15%, 05/15/23 (Call 02/15/23)	25	24,034
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/23 (Call 12/02/19)	25	25,545
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC, 6.00%, 04/15/23 (Call 12/02/19)(a)	50	47,596
VICI Properties 1 LLC/VICI FC Inc., 8.00%, 10/15/23 (Call 10/15/20)	25	27,232

		262,001

Retail — 4.7%
Brinker International Inc., 3.88%, 05/15/23	25	25,009
Carvana Co., 8.88%, 10/01/23 (Call 10/01/20)(a)	50	51,743
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 06/15/23 (Call 11/15/19)(b)	25	21,124
JC Penney Corp. Inc., 5.88%, 07/01/23 (Call 12/02/19)(a)	25	21,952
KGA Escrow LLC, 7.50%, 08/15/23 (Call 08/15/20)(a)	25	26,748
L Brands Inc., 5.63%, 10/15/23(b)	50	53,120
Party City Holdings Inc., 6.13%, 08/15/23 (Call 12/02/19)(a)(b)	50	50,343
PetSmart Inc., 7.13%, 03/15/23 (Call 12/02/19)(a)	150	140,143
PriSo Acquisition Corp., 9.00%, 05/15/23 (Call 12/02/19)(a)(b)	25	22,988
Reliance Intermediate Holdings LP, 6.50%, 04/01/23 (Call 12/02/19)(a)	16	16,459
Rite Aid Corp., 6.13%, 04/01/23 (Call 12/02/19)(a)	150	128,049
Yum! Brands Inc., 3.88%, 11/01/23 (Call 08/01/23)	25	25,881

		583,559

Software — 1.5%
Informatica LLC, 7.13%, 07/15/23 (Call 11/15/19)(a)	50	50,844
Open Text Corp., 5.63%, 01/15/23 (Call 12/02/19)(a)	75	76,615
Sophia LP/Sophia Finance Inc., 9.00%, 09/30/23 (Call 12/02/19)(a)	50	51,391

		178,850

Telecommunications — 6.5%
CenturyLink Inc., Series W, 6.75%, 12/01/23	75	83,530
Intelsat Jackson Holdings SA, 5.50%, 08/01/23 (Call 12/02/19)	175	163,562
Iridium Communications Inc., 10.25%, 04/15/23 (Call 04/15/20)(a)	14	15,135
Level 3 Financing Inc. 5.13%, 05/01/23 (Call 12/02/19)	50	50,612
5.63%, 02/01/23 (Call 12/02/19)	50	50,457
Plantronics Inc., 5.50%, 05/31/23 (Call 12/02/19)(a)(b)	50	50,827
Sprint Corp., 7.88%, 09/15/23	350	386,361

		800,484

Toys, Games & Hobbies — 0.2%
Mattel Inc., 3.15%, 03/15/23 (Call 12/15/22)	25	23,862

Transportation — 1.2%
Kenan Advantage Group Inc. (The), 7.88%, 07/31/23 (Call 12/02/19)(a)(b)	50	45,242
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23 (Call 07/15/20)(a)(b)	50	50,059
Watco Companies LLC/Watco Finance Corp., 6.38%, 04/01/23 (Call 12/02/19)(a)	6	6,104
XPO Logistics Inc., 6.13%, 09/01/23 (Call 12/02/19)(a)	50	51,646

		153,051

Total Corporate Bonds & Notes — 97.9% (Cost: $12,147,412)		12,101,063

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2023 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 18.8%
BlackRock Cash Funds: Institutional,
SL Agency Shares, 2.00%(d)(e)(f)	2,027	$2,027,919
BlackRock Cash Funds: Treasury,
SL Agency Shares, 1.74%(d)(e)	299	299,000

		2,326,919

Total Short-Term Investments — 18.8% (Cost: $2,326,903)		2,326,919

Total Investments in Securities — 116.7% (Cost: $14,474,315)		14,427,982

Other Assets, Less Liabilities — (16.7)%		(2,063,958)

Net Assets — 100.0%		$12,364,024

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 05/07/19(a) (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	2,027	2,027	$2,027,919	$4,743	(c)	$(173)	$16
BlackRock Cash Funds: Treasury, SL Agency Shares	—	299	299	299,000	1,579		—	—

				$2,326,919	$6,322		$(173)	$16

(a)	The Fund commenced operations on May 07, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$12,101,063	$—	$12,101,063
Money Market Funds	2,326,919	—	—	2,326,919

	$2,326,919	$12,101,063	$—	$14,427,982

See notes to financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® 2024 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.8%
MDC Partners Inc., 6.50%, 05/01/24 (Call 12/02/19)(a)	$50	$47,782
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/24 (Call 12/02/19)	50	51,440

		99,222

Aerospace & Defense — 2.5%
Arconic Inc., 5.13%, 10/01/24 (Call 07/01/24)(b)	100	107,253
Bombardier Inc., 7.50%, 12/01/24 (Call 12/01/20)(a)	75	72,791
TransDigm Inc., 6.50%, 07/15/24 (Call 12/02/19)	100	103,255
Triumph Group Inc., 6.25%, 09/15/24 (Call 09/15/20)(a)	25	26,288

		309,587

Airlines — 0.4%
United Airlines Holdings Inc., 5.00%, 02/01/24	25	26,321
Virgin Australia Holdings Ltd., 8.13%, 11/15/24 (Call 05/15/24)(a)	25	24,919

		51,240

Apparel — 0.6%
Hanesbrands Inc., 4.63%, 05/15/24 (Call 02/15/24)(a)	75	78,809

Auto Manufacturers — 0.8%
Allison Transmission Inc., 5.00%, 10/01/24 (Call 11/12/19)(a)	100	102,487

Auto Parts & Equipment — 0.6%
Dana Inc., 5.50%, 12/15/24 (Call 12/15/19)	50	51,379
Truck Hero Inc., 8.50%, 04/21/24 (Call 04/30/21)(a)	25	24,877

		76,256

Banks — 2.5%
CIT Group Inc., 4.75%, 02/16/24 (Call 11/16/23)	50	53,391
Freedom Mortgage Corp., 8.13%, 11/15/24 (Call 11/15/20)(a)	50	46,983
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)	200	208,454

		308,828

Building Materials — 2.2%
BMC East LLC, 5.50%, 10/01/24 (Call 11/15/19)(a)	25	26,009
Boise Cascade Co., 5.63%, 09/01/24 (Call 12/02/19)(a)	25	25,983
Builders FirstSource Inc., 5.63%, 09/01/24 (Call 11/15/19)(a)	43	44,815
Louisiana-Pacific Corp., 4.88%, 09/15/24 (Call 12/02/19)	25	25,875
Standard Industries Inc./NJ, 5.38%, 11/15/24 (Call 12/02/19)(a)	100	102,838
U.S. Concrete Inc., 6.38%, 06/01/24 (Call 12/02/19)	50	52,097

		277,617

Chemicals — 1.6%
Cornerstone Chemical Co., 6.75%, 08/15/24 (Call 08/15/20)(a)	50	46,103
Rayonier AM Products Inc., 5.50%, 06/01/24 (Call 12/02/19)(a)	50	34,726
TPC Group Inc., 10.50%, 08/01/24 (Call 08/01/21)(a)	85	90,102
WR Grace & Co.-Conn, 5.63%, 10/01/24(a)(b)	25	27,128

		198,059

Commercial Services — 3.4%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 6.38%, 04/01/24 (Call 12/02/19)(a)	50	52,170
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24 (Call 08/01/21)(a)	30	30,895
Hertz Corp. (The), 5.50%, 10/15/24 (Call 11/12/19)(a)(b)	75	74,565
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 12/02/19)(a)	125	115,751
Prime Security Services Borrower LLC/Prime Finance Inc., 5.25%, 04/15/24(a)	50	51,079
Service Corp. International/U.S., 5.38%, 05/15/24 (Call 12/02/19)	50	51,685

Security	Par (000)	Value

Commercial Services (continued)
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(a)	$50	$51,863

		428,008

Computers — 1.0%
Dell International LLC/EMC Corp., 7.13%, 06/15/24 (Call 11/15/19)(a)	100	105,798
Diebold Nixdorf Inc., 8.50%, 04/15/24 (Call 12/02/19)	25	21,578

		127,376

Distribution & Wholesale — 0.2%
Core & Main Holdings LP (9.38% PIK), 8.63%, 09/15/24 (Call 09/15/20)(a)(c)	25	24,932

Diversified Financial Services — 3.5%
Ally Financial Inc. 3.88%, 05/21/24 (Call 04/21/24)	25	26,150
5.13%, 09/30/24	50	55,001
Enova International Inc., 8.50%, 09/01/24 (Call 09/01/20)(a)	25	23,377
Fairstone Financial Inc., 7.88%, 07/15/24 (Call 07/15/21)(a)(b)	25	26,314
Global Aircraft Leasing Co. Ltd. (7.25% PIK), 6.50%, 09/15/24 (Call 09/15/21)(a)(c)	125	128,070
Navient Corp., 6.13%, 03/25/24	100	104,721
Springleaf Finance Corp., 6.13%, 03/15/24 (Call 09/15/23)	70	76,511

		440,144

Electric — 2.4%
Calpine Corp. 5.50%, 02/01/24 (Call 12/02/19)	50	50,479
5.88%, 01/15/24 (Call 12/02/19)(a)	50	51,112
Clearway Energy Operating LLC, 5.38%, 08/15/24 (Call 12/02/19)	50	50,759
NextEra Energy Operating Partners LP 4.25%, 07/15/24 (Call 04/15/24)(a)	15	15,476
4.25%, 09/15/24 (Call 07/15/24)(a)	50	51,855
Vistra Energy Corp., 7.63%, 11/01/24 (Call 11/01/19)	82	85,127

		304,808

Electronics — 0.6%
Ingram Micro Inc., 5.45%, 12/15/24 (Call 09/15/24)	50	51,113
Sensata Technologies BV, 5.63%, 11/01/24(a)	25	27,444

		78,557

Energy – Alternate Sources — 0.2%
Pattern Energy Group Inc., 5.88%, 02/01/24 (Call 02/01/20)(a)	25	25,750

Engineering & Construction — 0.7%
AECOM, 5.88%, 10/15/24 (Call 07/15/24)	75	80,990

Entertainment — 2.4%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/24 (Call 12/02/19)	50	51,482
Enterprise Development Authority (The), 12.00%, 07/15/24 (Call 07/15/21)(a)	25	27,303
Lions Gate Capital Holdings LLC, 6.38%, 02/01/24 (Call 02/01/21)(a)	50	48,079
Live Nation Entertainment Inc., 4.88%, 11/01/24 (Call 11/06/19)(a)	50	51,822
Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (Call 11/15/19)(a)	50	47,765
Six Flags Entertainment Corp., 4.88%, 07/31/24 (Call 12/02/19)(a)	75	77,429

		303,880

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2024 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental Control — 0.4%
Covanta Holding Corp., 5.88%, 03/01/24 (Call 12/02/19)	$50	$51,418

Food — 3.5%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, 6.63%, 06/15/24 (Call 12/02/19)	100	104,904
JBS USA LUX SA/JBS USA Finance Inc., 5.88%, 07/15/24 (Call 12/02/19)(a)	100	103,146
Lamb Weston Holdings Inc., 4.63%, 11/01/24 (Call 11/01/21)(a)	75	79,085
Simmons Foods Inc., 5.75%, 11/01/24 (Call 11/01/20)(a)	50	48,989
TreeHouse Foods Inc., 6.00%, 02/15/24 (Call 12/02/19)(a)	50	51,878
U.S. Foods Inc., 5.88%, 06/15/24 (Call 12/02/19)(a)	50	51,519

		439,521

Food Service — 0.6%
Aramark Services Inc., 5.13%, 01/15/24 (Call 12/02/19)	75	77,313

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.63%, 05/20/24 (Call 03/20/24)(b)	50	54,130

Hand & Machine Tools — 0.4%
Colfax Corp., 6.00%, 02/15/24 (Call 02/15/21)(a)	50	53,197

Health Care – Products — 1.3%
Avantor Inc., 6.00%, 10/01/24 (Call 10/01/20)(a)(b)	125	133,600
Teleflex Inc., 5.25%, 06/15/24 (Call 11/15/19)(b)	25	25,728

		159,328

Health Care – Services — 6.2%
Acadia Healthcare Co. Inc., 6.50%, 03/01/24 (Call 12/02/19)	50	51,964
Centene Corp., 6.13%, 02/15/24 (Call 12/02/19)	75	78,104
CHS/Community Health Systems Inc. 8.13%, 06/30/24 (Call 06/30/21)(a)(b)	100	76,538
8.63%, 01/15/24 (Call 01/15/21)(a)	75	76,493
DaVita Inc., 5.13%, 07/15/24 (Call 11/15/19)	125	127,880
Encompass Health Corp., 5.75%, 11/01/24 (Call 12/02/19)	100	101,267
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)	25	24,946
RegionalCare Hospital Partners Holdings Inc., 11.50%, 05/01/24 (Call 12/02/19)(a)	50	54,308
Tenet Healthcare Corp. 4.63%, 07/15/24 (Call 07/15/20)	150	154,684
4.63%, 09/01/24 (Call 09/01/21)(a)	35	35,932

		782,116

Holding Companies – Diversified — 1.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.75%, 09/15/24 (Call 06/15/24)(a)	50	50,681
6.75%, 02/01/24 (Call 02/01/20)	50	52,095
VistaJet Malta Finance PLC/XO Management Holding Inc., 10.50%, 06/01/24 (Call 06/01/22)(a)	25	24,285

		127,061

Home Builders — 2.7%
Forestar Group Inc., 8.00%, 04/15/24 (Call 04/15/21)(a)	25	27,055
K Hovnanian Enterprises Inc., 10.50%, 07/15/24 (Call 07/15/20)(a)(b)	25	19,808
Lennar Corp. 4.50%, 04/30/24 (Call 01/31/24)	50	52,774
5.88%, 11/15/24 (Call 05/15/24)	50	55,787
MDC Holdings Inc., 5.50%, 01/15/24 (Call 10/15/23)(b)	25	27,282
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., 5.63%, 03/01/24 (Call 12/01/23)(a)(b)	50	54,228
Toll Brothers Finance Corp., 5.63%, 01/15/24 (Call 10/15/23)	50	54,770

Security	Par (000)	Value

Home Builders (continued)
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	$50	$53,635

		345,339

Household Products & Wares — 1.2%
ACCO Brands Corp., 5.25%, 12/15/24 (Call 12/15/19)(a)	50	51,886
Prestige Brands Inc., 6.38%, 03/01/24 (Call 12/02/19)(a)	50	52,170
Spectrum Brands Inc., 6.13%, 12/15/24 (Call 12/15/19)	50	51,769

		155,825

Insurance — 1.2%
Acrisure LLC/Acrisure Finance Inc., 8.13%, 02/15/24 (Call 02/15/21)(a)	70	74,282
Genworth Holdings Inc., 4.80%, 02/15/24(b)	25	23,172
Radian Group Inc., 4.50%, 10/01/24 (Call 07/01/24)	50	52,400

		149,854

Internet — 0.6%
EIG Investors Corp., 10.88%, 02/01/24 (Call 12/02/19)(b)	25	25,093
Netflix Inc., 5.75%, 03/01/24	50	55,109

		80,202

Iron & Steel — 1.0%
Cleveland-Cliffs Inc., 4.88%, 01/15/24 (Call 01/15/21)(a)	50	51,806
Infrabuild Australia Pty Ltd., 12.00%, 10/01/24 (Call 10/01/21)(a)	25	25,500
Steel Dynamics Inc., 5.50%, 10/01/24 (Call 12/02/19)	50	51,483

		128,789

Lodging — 1.6%
Arrow Bidco LLC, 9.50%, 03/15/24 (Call 03/15/21)(a)	25	24,252
Diamond Resorts International Inc., 10.75%, 09/01/24 (Call 12/02/19)(a)	50	51,924
Hilton Domestic Operating Co. Inc., 4.25%, 09/01/24 (Call 11/25/19)	75	76,334
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc., 6.13%, 12/01/24 (Call 12/01/21)(b)	25	26,702
Wyndham Destinations Inc., 5.40%, 04/01/24 (Call 02/01/24)	25	26,556

		205,768

Machinery — 1.0%
Cloud Crane LLC, 10.13%, 08/01/24 (Call 12/02/19)(a)	50	52,796
SPX FLOW Inc., 5.63%, 08/15/24 (Call 12/02/19)(a)	25	26,035
Vertiv Group Corp., 9.25%, 10/15/24 (Call 12/02/19)(a)	50	47,126

		125,957

Manufacturing — 0.6%
FXI Holdings Inc., 7.88%, 11/01/24 (Call 11/01/20)(a)	50	44,499
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)	25	25,659

		70,158

Media — 9.8%
Altice Finco SA, 8.13%, 01/15/24 (Call 12/02/19)(a)	200	206,536
AMC Networks Inc., 5.00%, 04/01/24 (Call 04/01/20)	75	76,490
CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, 04/01/24 (Call 12/02/19)(a)	150	156,376
Cengage Learning Inc., 9.50%, 06/15/24 (Call 12/02/19)(a)	50	44,783
Clear Channel Worldwide Holdings Inc., 9.25%, 02/15/24 (Call 02/15/21)(a)(b)	149	164,013
CSC Holdings LLC, 5.25%, 06/01/24	50	53,954
DISH DBS Corp., 5.88%, 11/15/24	150	150,277
Entercom Media Corp., 7.25%, 11/01/24 (Call 12/02/19)(a)(b)	50	52,251
Gray Television Inc., 5.13%, 10/15/24 (Call 11/12/19)(a)(b)	50	51,742
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 05/15/24 (Call 12/02/19)(a)	25	20,873
Nexstar Broadcasting Inc., 5.63%, 08/01/24 (Call 11/12/19)(a)(b)	75	78,247
Sinclair Television Group Inc., 5.63%, 08/01/24 (Call 11/15/19)(a)	50	51,576

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2024 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Sirius XM Radio Inc., 4.63%, 07/15/24 (Call 07/15/21)(a)	$25	$26,134
TEGNA Inc., 5.50%, 09/15/24 (Call 12/02/19)(a)(b)	50	51,517
Videotron Ltd., 5.38%, 06/15/24 (Call 03/15/24)(a)	50	54,372

		1,239,141

Mining — 2.3%
Eldorado Gold Corp., 9.50%, 06/01/24 (Call 12/01/21)(a)	25	27,001
FMG Resources August 2006 Pty Ltd., 5.13%, 05/15/24 (Call 02/15/24)(a)	50	52,500
Freeport-McMoRan Inc., 4.55%, 11/14/24 (Call 08/14/24)	75	77,969
Kaiser Aluminum Corp., 5.88%, 05/15/24 (Call 12/02/19)	25	25,979
Novelis Corp., 6.25%, 08/15/24 (Call 12/02/19)(a)(b)	100	104,899

		288,348

Office & Business Equipment — 1.0%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24 (Call 06/01/24)	50	55,658
Pitney Bowes Inc., 4.63%, 03/15/24 (Call 12/15/23)	50	47,033
Xerox Corp., 3.80%, 05/15/24	25	24,857

		127,548

Oil & Gas — 6.5%
Baytex Energy Corp., 5.63%, 06/01/24 (Call 12/02/19)(a)	25	22,254
Callon Petroleum Co., 6.13%, 10/01/24 (Call 12/02/19)	50	47,612
Chesapeake Energy Corp., 7.00%, 10/01/24 (Call 04/01/21)	50	33,923
Denbury Resources Inc., 7.75%, 02/15/24 (Call 08/15/20)(a)	50	36,741
Diamondback Energy Inc., 4.75%, 11/01/24 (Call 12/02/19)	100	103,199
Ensign Drilling Inc., 9.25%, 04/15/24 (Call 04/15/21)(a)	50	43,358
Gulfport Energy Corp., 6.00%, 10/15/24 (Call 12/02/19)	50	32,129
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (Call 12/02/19)(a)	50	44,748
MEG Energy Corp., 7.00%, 03/31/24 (Call 12/02/19)(a)(b)	75	70,718
Murphy Oil Corp., 6.88%, 08/15/24 (Call 12/02/19)	50	52,769
Noble Holding International Ltd., 7.75%, 01/15/24 (Call 10/15/23)	25	15,177
Parsley Energy LLC/Parsley Finance Corp., 6.25%, 06/01/24 (Call 12/02/19)(a)	50	52,056
PDC Energy Inc., 6.13%, 09/15/24 (Call 12/02/19)	50	48,517
Precision Drilling Corp., 5.25%, 11/15/24 (Call 11/15/19)	25	21,064
SM Energy Co., 5.00%, 01/15/24 (Call 12/02/19)(b)	50	44,081
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(a)	89	89,130
Valaris PLC, 8.00%, 01/31/24 (Call 10/31/23)	25	15,746
WPX Energy Inc., 5.25%, 09/15/24 (Call 06/15/24)	50	50,523

		823,745

Oil & Gas Services — 0.5%
Oceaneering International Inc., 4.65%, 11/15/24 (Call 08/15/24)	50	46,650
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 10/15/20)(a)	18	18,124

		64,774

Packaging & Containers — 2.3%
Graphic Packaging International LLC, 4.13%, 08/15/24 (Call 05/15/24)	25	26,016
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24 (Call 04/15/20)(a)	125	128,629
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 07/15/24 (Call 12/02/19)(a)	50	51,812
Sealed Air Corp., 5.13%, 12/01/24 (Call 09/01/24)(a)	50	53,757
Trident TPI Holdings Inc., 9.25%, 08/01/24 (Call 08/01/21)(a)	25	24,290

		284,504

Security	Par (000)	Value

Pharmaceuticals — 1.3%
Bausch Health Companies Inc., 7.00%, 03/15/24 (Call 03/15/20)(a)	$150	$157,197

Pipelines — 2.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24 (Call 11/15/19)	50	41,092
EnLink Midstream Partners LP, 4.40%, 04/01/24 (Call 01/01/24)	50	46,841
Genesis Energy LP/Genesis Energy Finance Corp., 5.63%, 06/15/24 (Call 12/02/19)	50	47,062
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00%, 08/01/24 (Call 11/15/19)(a)	50	52,198
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 09/15/24 (Call 12/02/19)(a)	50	48,687
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.75%, 03/15/24 (Call 12/02/19)	50	51,937

		287,817

Real Estate — 0.8%
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 12/02/19)	100	103,405

Real Estate Investment Trusts — 4.1%
CyrusOne LP/CyrusOne Finance Corp., 5.00%, 03/15/24 (Call 03/15/20)	50	51,525
HAT Holdings I LLC/HAT Holdings II LLC, 5.25%, 07/15/24 (Call 07/15/21)(a)	30	31,580
Iron Mountain Inc., 5.75%, 08/15/24 (Call 11/12/19)	100	101,007
iStar Inc., 4.75%, 10/01/24 (Call 07/01/24)	50	51,614
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., 5.63%, 05/01/24 (Call 02/01/24)	75	82,880
MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 05/01/24 (Call 12/02/19)	50	51,418
SBA Communications Corp., 4.88%, 09/01/24 (Call 12/02/19)	100	103,864
Washington Prime Group LP, 6.45%, 08/15/24 (Call 06/15/24)(b)	50	47,997

		521,885

Retail — 3.7%
1011778 BC ULC/New Red Finance Inc., 4.25%, 05/15/24 (Call 05/15/20)(a)(b)	125	128,289
Bed Bath & Beyond Inc., 3.75%, 08/01/24 (Call 05/01/24)(b)	25	24,740
FirstCash Inc., 5.38%, 06/01/24 (Call 06/01/20)(a)	25	25,880
Golden Nugget Inc., 6.75%, 10/15/24 (Call 12/02/19)(a)	100	103,145
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24 (Call 12/02/19)(a)	75	77,893
Penske Automotive Group Inc., 5.38%, 12/01/24 (Call 12/02/19)	50	51,402
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 12/02/19)	50	51,198

		462,547

Software — 2.6%
CDK Global Inc., 5.00%, 10/15/24 (Call 07/15/24)	50	54,030
Donnelley Financial Solutions Inc., 8.25%, 10/15/24 (Call 10/15/21)	25	26,136
MSCI Inc., 5.25%, 11/15/24 (Call 12/02/19)(a)	50	51,491
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 12/02/19)(a)(b)	75	68,394
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 12/02/19)(a)	125	130,607

		330,658

Telecommunications — 8.9%
CenturyLink Inc., Series Y, 7.50%, 04/01/24 (Call 01/01/24)(b)	75	85,120
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 12/02/19)(a)(b)	50	45,407
CommScope Inc. 5.50%, 03/01/24 (Call 03/01/21)(a)	100	101,468
5.50%, 06/15/24 (Call 11/12/19)(a)	50	47,341

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2024 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Telecommunications (continued)
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc., 9.88%, 05/01/24 (Call 05/01/21)(a)	$50	$52,613
Intelsat Jackson Holdings SA, 8.50%, 10/15/24 (Call 10/15/20)(a)	225	226,712
Level 3 Financing Inc., 5.38%, 01/15/24 (Call 12/02/19)	50	51,008
Sprint Corp., 7.13%, 06/15/24	175	189,931
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)	200	215,742
T-Mobile USA Inc., 6.00%, 04/15/24 (Call 11/12/19)	100	103,875

		1,119,217

Transportation — 0.7%
XPO Logistics Inc., 6.75%, 08/15/24 (Call 08/15/21)(a)	75	81,473

Total Corporate Bonds & Notes — 96.9% (Cost: $12,068,490)		12,214,785

Short-Term Investments

Money Market Funds — 15.1%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.00%(d)(e)(f)	1,684	1,684,687
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.74%(d)(e)	218	218,000

		1,902,687

Total Short-Term Investments — 15.1% (Cost: $1,902,687)		1,902,687

Total Investments in Securities — 112.0% (Cost: $13,971,177)		14,117,472

Other Assets, Less Liabilities — (12.0)%		(1,513,212)

Net Assets — 100.0%		$12,604,260

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 05/07/19(a) (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	1,684	1,684	$1,684,687	$3,254	(c)	$(121)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	218	218	218,000	1,660		—	—

				$1,902,687	$4,914		$(121)	$—

(a)	The Fund commenced operations on May 07, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2024 Term High Yield and Income ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$12,214,785	$—	$12,214,785
Money Market Funds	1,902,687	—	—	1,902,687

	$1,902,687	$12,214,785	$—	$14,117,472

See notes to financial statements.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 1.4%
Bombardier Inc., 7.50%, 03/15/25 (Call 03/15/20)(a)	$100	$95,633
TransDigm Inc., 6.50%, 05/15/25 (Call 05/15/20)	50	51,745
Triumph Group Inc., 7.75%, 08/15/25 (Call 08/15/20)	25	25,061

		172,439

Agriculture — 0.6%
Vector Group Ltd., 6.13%, 02/01/25 (Call 02/01/20)(a)	75	72,154

Airlines — 0.2%
United Airlines Holdings Inc., 4.88%, 01/15/25	25	26,384

Apparel — 0.2%
Levi Strauss & Co., 5.00%, 05/01/25 (Call 05/01/20)(b)	25	25,948

Auto Manufacturers — 1.7%
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(a)	75	76,501
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(a)(b)	125	118,125
Wabash National Corp., 5.50%, 10/01/25 (Call 10/01/20)(a)	25	24,422

		219,048

Auto Parts & Equipment — 0.9%
American Axle & Manufacturing Inc., 6.25%, 04/01/25 (Call 04/01/20)	50	48,246
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/20)(a)	25	25,932
Delphi Technologies PLC, 5.00%, 10/01/25(a)	50	43,390

		117,568

Banks — 1.0%
CIT Group Inc., 5.25%, 03/07/25 (Call 12/07/24)	50	55,055
Freedom Mortgage Corp., 8.25%, 04/15/25 (Call 04/15/21)(a)	50	47,137
Provident Funding Associates LP/PFG Finance Corp., 6.38%, 06/15/25 (Call 06/15/20)(a)(b)	25	24,314

		126,506

Beverages — 0.4%
Cott Holdings Inc., 5.50%, 04/01/25 (Call 04/01/20)(a)	50	52,325

Building Materials — 0.8%
Jeld-Wen Inc., 4.63%, 12/15/25 (Call 12/15/20)(a)	25	24,928
Standard Industries Inc./NJ, 6.00%, 10/15/25 (Call 10/15/20)(a)	75	78,873

		103,801

Chemicals — 3.0%
Blue Cube Spinco LLC, 10.00%, 10/15/25 (Call 10/15/20)	50	55,931
Chemours Co. (The), 7.00%, 05/15/25 (Call 05/15/20)	50	48,239
Element Solutions Inc., 5.88%, 12/01/25 (Call 12/01/20)(a)(b)	50	52,263
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00%, 04/15/25 (Call 04/15/20)(a)	25	25,520
PQ Corp., 5.75%, 12/15/25 (Call 12/15/20)(a)	25	25,890
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/25 (Call 04/01/20)(a)	50	48,633
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., 5.38%, 09/01/25 (Call 09/01/20)(a)	50	48,233
Tronox Finance PLC, 5.75%, 10/01/25 (Call 10/01/20)(a)	50	47,162
Valvoline Inc., 4.38%, 08/15/25 (Call 08/15/20)	25	25,458

		377,329

Coal — 1.2%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 05/01/20)(a)	25	21,165
CONSOL Energy Inc., 11.00%, 11/15/25 (Call 11/15/21)(a)	50	42,553
Natural Resource Partners LP/NRP Finance Corp., 9.13%, 06/30/25 (Call 10/30/21)(a)	25	23,480

Security	Par (000)	Value

Coal (continued)
Peabody Energy Corp., 6.38%, 03/31/25 (Call 03/31/20)(a)	$25	$20,696
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25 (Call 06/15/20)(a)	50	42,837

		150,731

Commercial Services — 3.9%
APTIM Corp., 7.75%, 06/15/25 (Call 06/15/20)(a)(b)	25	17,601
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 5.25%, 03/15/25 (Call 03/15/20)(a)(b)	50	51,500
Cardtronics Inc./Cardtronics USA Inc., 5.50%, 05/01/25 (Call 05/01/20)(a)	25	25,870
Gartner Inc., 5.13%, 04/01/25 (Call 04/01/20)(a)	50	52,415
Laureate Education Inc., 8.25%, 05/01/25 (Call 05/01/20)(a)	50	54,274
Nielsen Co Luxembourg SARL/The, 5.00%, 02/01/25 (Call 02/01/20)(a)(b)	50	49,791
Ritchie Bros. Auctioneers Inc., 5.38%, 01/15/25 (Call 01/15/20)(a)	50	52,209
Team Health Holdings Inc., 6.38%, 02/01/25 (Call 02/01/20)(a)(b)	50	32,352
TMS International Holding Corp., 7.25%, 08/15/25 (Call 08/15/20)(a)	25	20,685
United Rentals North America Inc. 4.63%, 10/15/25 (Call 10/15/20)	50	51,138
5.50%, 07/15/25 (Call 07/15/20)	50	52,000
WW International Inc., 8.63%, 12/01/25 (Call 12/01/20)(a)	25	25,785

		485,620

Computers — 0.6%
Everi Payments Inc., 7.50%, 12/15/25 (Call 12/15/20)(a)	25	26,397
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25 (Call 06/01/20)(a)	50	51,275

		77,672

Cosmetics & Personal Care — 0.4%
First Quality Finance Co. Inc., 5.00%, 07/01/25 (Call 07/01/20)(a)	50	51,742

Distribution & Wholesale — 1.5%
Anixter Inc., 6.00%, 12/01/25 (Call 09/01/25)	25	27,852
Core & Main LP, 6.13%, 08/15/25 (Call 08/15/20)(a)(b)	50	50,946
H&E Equipment Services Inc., 5.63%, 09/01/25 (Call 09/01/20)	50	52,550
KAR Auction Services Inc., 5.13%, 06/01/25 (Call 06/01/20)(a)	50	52,264

		183,612

Diversified Financial Services — 4.6%
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/21/25)	100	111,481
Curo Group Holdings Corp., 8.25%, 09/01/25 (Call 09/01/21)(a)(b)	50	44,144
Enova International Inc., 8.50%, 09/15/25 (Call 09/15/21)(a)	25	23,025
LPL Holdings Inc., 5.75%, 09/15/25 (Call 03/15/20)(a)	50	52,132
Navient Corp., 6.75%, 06/25/25(b)	50	52,784
NFP Corp. 6.88%, 07/15/25 (Call 07/15/20)(a)	50	49,282
8.00%, 07/15/25 (Call 07/15/20)(a)	25	25,377
Quicken Loans Inc., 5.75%, 05/01/25 (Call 05/01/20)(a)	100	103,123
Springleaf Finance Corp., 6.88%, 03/15/25	100	113,167

		574,515

Electric — 1.4%
AES Corp./VA, 5.50%, 04/15/25 (Call 04/15/20)	25	25,988
Calpine Corp., 5.75%, 01/15/25 (Call 12/02/19)(b)	75	76,960
Clearway Energy Operating LLC, 5.75%, 10/15/25 (Call 10/15/21)	50	51,340
Talen Energy Supply LLC, 6.50%, 06/01/25 (Call 06/01/20)	25	18,778

		173,066

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electrical Components & Equipment — 0.4%
Energizer Holdings Inc., 5.50%, 06/15/25 (Call 06/15/20)(a)	$50	$51,862

Electronics — 0.6%
Sensata Technologies BV, 5.00%, 10/01/25(a)	50	53,878
TTM Technologies Inc., 5.63%, 10/01/25 (Call 10/01/20)(a)(b)	25	25,422

		79,300

Engineering & Construction — 1.2%
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(a)(b)	75	72,786
Tutor Perini Corp., 6.88%, 05/01/25 (Call 05/01/20)(a)	50	49,653
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25 (Call 08/15/20)(b)	25	25,540

		147,979

Entertainment — 2.7%
AMC Entertainment Holdings Inc., 5.75%, 06/15/25 (Call 06/15/20)(b)	50	47,545
Boyne USA Inc., 7.25%, 05/01/25 (Call 05/01/21)(a)	25	27,244
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(a)(b)	100	102,313
Eldorado Resorts Inc., 6.00%, 04/01/25 (Call 04/01/20)	50	52,701
Scientific Games International Inc., 5.00%, 10/15/25 (Call 10/15/20)(a)	100	102,920

		332,723

Environmental Control — 0.2%
Covanta Holding Corp., 5.88%, 07/01/25 (Call 07/01/20)	25	26,113

Food — 2.9%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, 5.75%, 03/15/25 (Call 12/02/19)	75	77,713
B&G Foods Inc., 5.25%, 04/01/25 (Call 04/01/20)	50	51,044
Chobani LLC/Chobani Finance Corp. Inc., 7.50%, 04/15/25 (Call 04/15/20)(a)	25	23,996
Clearwater Seafoods Inc., 6.88%, 05/01/25 (Call 05/01/20)(a)	25	25,974
JBS USA LUX SA/JBS USA Finance Inc., 5.75%, 06/15/25 (Call 06/15/20)(a)	75	78,193
Pilgrim’s Pride Corp., 5.75%, 03/15/25 (Call 03/15/20)(a)	50	51,882
Post Holdings Inc., 5.50%, 03/01/25 (Call 03/01/20)(a)	50	52,453

		361,255

Food Service — 0.2%
Aramark Services Inc., 5.00%, 04/01/25 (Call 04/01/20)(a)	25	26,017

Forest Products & Paper — 0.6%
Clearwater Paper Corp., 5.38%, 02/01/25(a)	25	24,522
Mercer International Inc., 7.38%, 01/15/25 (Call 01/15/21)	25	25,920
Smurfit Kappa Treasury Funding DAC, 7.50%, 11/20/25	25	30,657

		81,099

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50%, 05/20/25 (Call 02/20/25)	50	53,706

Hand & Machine Tools — 0.2%
Werner FinCo LP/Werner FinCo Inc., 8.75%, 07/15/25 (Call 07/15/20)(a)	25	21,719

Health Care – Products — 1.7%
Avantor Inc., 9.00%, 10/01/25 (Call 10/01/20)(a)	150	167,778
Hologic Inc., 4.38%, 10/15/25 (Call 10/15/20)(a)	50	51,277

		219,055

Security	Par (000)	Value

Health Care – Services — 6.4%
Centene Corp., 4.75%, 01/15/25 (Call 01/15/20)	$75	$77,663
DaVita Inc., 5.00%, 05/01/25 (Call 05/01/20)(b)	100	101,170
Encompass Health Corp., 5.75%, 09/15/25 (Call 09/15/20)(b)	25	26,170
HCA Inc. 5.38%, 02/01/25	200	219,786
7.69%, 06/15/25(b)	25	30,165
Molina Healthcare Inc., 4.88%, 06/15/25 (Call 06/15/20)(a)	25	25,439
Surgery Center Holdings Inc., 6.75%, 07/01/25 (Call 07/01/20)(a)(b)	25	23,125
Tenet Healthcare Corp. 5.13%, 05/01/25 (Call 05/01/20)	100	102,332
7.00%, 08/01/25 (Call 08/01/20)(b)	75	77,629
WellCare Health Plans Inc., 5.25%, 04/01/25 (Call 04/01/20)	75	78,578
West Street Merger Sub Inc., 6.38%, 09/01/25 (Call 09/01/20)(a)	50	47,753

		809,810

Holding Companies – Diversified — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.38%, 12/15/25 (Call 12/15/20)	50	52,754

Home Builders — 2.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.75%, 08/01/25 (Call 08/01/20)(a)	25	25,056
Beazer Homes USA Inc., 6.75%, 03/15/25 (Call 03/15/20)	25	25,969
Century Communities Inc., 5.88%, 07/15/25 (Call 07/15/20)	50	51,816
Lennar Corp., 4.75%, 05/30/25 (Call 02/28/25)	50	53,776
M/I Homes Inc., 5.63%, 08/01/25 (Call 08/01/20)	25	26,001
Mattamy Group Corp., 6.50%, 10/01/25 (Call 10/01/20)(a)	50	53,082
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	25	28,134
Shea Homes LP/Shea Homes Funding Corp., 6.13%, 04/01/25 (Call 04/01/20)(a)	25	25,935
Toll Brothers Finance Corp., 4.88%, 11/15/25 (Call 08/15/25)	25	27,034
William Lyon Homes Inc., 5.88%, 01/31/25 (Call 01/31/20)	50	51,002

		367,805

Household Products & Wares — 0.4%
Spectrum Brands Inc., 5.75%, 07/15/25 (Call 07/15/20)	50	52,217

Housewares — 0.2%
American Greetings Corp., 8.75%, 04/15/25 (Call 04/15/21)(a)(b)	25	22,849

Insurance — 2.0%
Acrisure LLC/Acrisure Finance Inc., 7.00%, 11/15/25 (Call 11/15/20)(a)	75	68,917
AssuredPartners Inc., 7.00%, 08/15/25 (Call 08/15/20)(a)	25	24,915
CNO Financial Group Inc., 5.25%, 05/30/25 (Call 02/28/25)	50	55,245
Fidelity & Guaranty Life Holdings Inc., 5.50%, 05/01/25 (Call 02/01/25)(a)	50	53,449
USI Inc./NY, 6.88%, 05/01/25 (Call 05/01/20)(a)	50	50,968

		253,494

Internet — 1.9%
Netflix Inc., 5.88%, 02/15/25	50	55,125
Symantec Corp., 5.00%, 04/15/25 (Call 04/15/20)(a)	100	102,420
VeriSign Inc., 5.25%, 04/01/25 (Call 01/01/25)	25	27,485
Zayo Group LLC/Zayo Capital Inc., 6.38%, 05/15/25 (Call 05/15/20)	50	51,383

		236,413

Iron & Steel — 1.1%
AK Steel Corp., 6.38%, 10/15/25 (Call 10/15/20)	25	20,824
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25 (Call 09/01/20)(a)	50	51,353
Steel Dynamics Inc., 4.13%, 09/15/25 (Call 09/15/20)	25	25,556

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel (continued)
U.S. Steel Corp., 6.88%, 08/15/25 (Call 08/15/20)(b)	$50	$45,136

		142,869

Leisure Time — 0.2%
Viking Cruises Ltd., 6.25%, 05/15/25 (Call 05/15/20)(a)	25	26,107

Lodging — 3.0%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25 (Call 04/01/20)	50	51,423
MGM Resorts International, 5.75%, 06/15/25 (Call 03/15/25)	75	83,151
Station Casinos LLC, 5.00%, 10/01/25 (Call 10/01/20)(a)	25	25,376
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 05/15/20)(a)	25	24,747
Wyndham Destinations Inc., 6.35%, 10/01/25 (Call 07/01/25)	25	27,708
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/25 (Call 12/01/24)(a)	150	159,786

		372,191

Machinery — 0.8%
RBS Global Inc./Rexnord LLC, 4.88%, 12/15/25 (Call 12/15/20)(a)(b)	50	51,601
Terex Corp., 5.63%, 02/01/25 (Call 02/01/20)(a)(b)	50	50,121

		101,722

Manufacturing — 0.4%
Koppers Inc., 6.00%, 02/15/25 (Call 02/15/20)(a)	50	49,991

Media — 6.3%
Altice Luxembourg SA, 7.63%, 02/15/25 (Call 02/15/20)(a)	200	206,586
AMC Networks Inc., 4.75%, 08/01/25 (Call 08/01/21)	50	50,595
Block Communications Inc., 6.88%, 02/15/25 (Call 02/15/20)(a)	50	52,327
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 05/01/25 (Call 05/01/20)(a)	50	51,969
CSC Holdings LLC, 10.88%, 10/15/25 (Call 10/15/20)(a)	200	225,692
EW Scripps Co. (The), 5.13%, 05/15/25 (Call 05/15/20)(a)	25	25,434
Radiate Holdco LLC/Radiate Finance Inc., 6.63%, 02/15/25 (Call 02/15/20)(a)	25	25,370
Sirius XM Radio Inc., 5.38%, 04/15/25 (Call 04/15/20)(a)	50	52,052
Univision Communications Inc., 5.13%, 02/15/25 (Call 02/15/20)(a)	100	97,780

		787,805

Mining — 0.8%
Hudbay Minerals Inc., 7.63%, 01/15/25 (Call 01/15/20)(a)	50	50,937
IAMGOLD Corp., 7.00%, 04/15/25 (Call 04/15/20)(a)	25	25,905
New Gold Inc., 6.38%, 05/15/25 (Call 05/15/20)(a)	25	23,783

		100,625

Office & Business Equipment — 0.2%
CDW LLC/CDW Finance Corp., 5.00%, 09/01/25 (Call 03/01/20)	25	26,121

Oil & Gas — 7.7%
Antero Resources Corp., 5.00%, 03/01/25 (Call 03/01/20)(b)	50	33,013
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/25 (Call 02/01/20)	25	19,671
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 10/15/21)(a)(b)	25	25,170
Carrizo Oil & Gas Inc., 8.25%, 07/15/25 (Call 07/15/20)(b)	25	24,297
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25 (Call 05/15/20)(a)	50	37,754
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 10/15/20)(a)	75	73,402
Diamond Offshore Drilling Inc., 7.88%, 08/15/25 (Call 05/15/25)	25	19,949
Diamondback Energy Inc., 5.38%, 05/31/25 (Call 05/31/20)	50	52,261

Security	Par (000)	Value

Oil & Gas (continued)
Gulfport Energy Corp., 6.38%, 05/15/25 (Call 05/15/20)	$25	$15,086
HighPoint Operating Corp., 8.75%, 06/15/25 (Call 06/15/20)(b)	25	22,156
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75%, 10/01/25 (Call 04/01/20)(a)	50	44,587
MEG Energy Corp., 6.50%, 01/15/25 (Call 01/15/20)(a)	50	51,988
Murphy Oil Corp., 5.75%, 08/15/25 (Call 08/15/20)	50	50,747
Nabors Industries Inc., 5.75%, 02/01/25 (Call 11/01/24)	50	37,210
Parsley Energy LLC/Parsley Finance Corp. 5.25%, 08/15/25 (Call 08/15/20)(a)	25	25,625
5.38%, 01/15/25 (Call 01/15/20)(a)	50	51,426
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/25 (Call 06/15/20)	50	52,476
Range Resources Corp., 4.88%, 05/15/25 (Call 02/15/25)(b)	50	40,125
Seven Generations Energy Ltd., 5.38%, 09/30/25 (Call 09/30/20)(a)	50	48,885
SM Energy Co., 5.63%, 06/01/25 (Call 06/01/20)	50	42,430
Southwestern Energy Co., 6.20%, 01/23/25 (Call 10/23/24)(b)	50	43,758
SRC Energy Inc., 6.25%, 12/01/25 (Call 12/01/20)(b)	50	46,753
Transocean Inc., 7.25%, 11/01/25 (Call 11/01/21)(a)	50	44,028
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(a)	45	44,662
Vermilion Energy Inc., 5.63%, 03/15/25 (Call 03/15/20)(a)	25	23,826

		971,285

Oil & Gas Services — 0.4%
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 04/01/21)(a)	25	24,277
KLX Energy Services Holdings Inc., 11.50%, 11/01/25 (Call 11/01/21)(a)	25	21,814

		46,091

Packaging & Containers — 4.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 6.00%, 02/15/25 (Call 02/15/20)(a)	200	210,098
Ball Corp., 5.25%, 07/01/25	75	83,444
Flex Acquisition Co. Inc., 6.88%, 01/15/25 (Call 01/15/20)(a)	50	47,162
Matthews International Corp., 5.25%, 12/01/25 (Call 12/01/20)(a)	25	23,502
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/25 (Call 04/15/20)(a)	100	95,745
Owens-Brockway Glass Container Inc., 6.38%, 08/15/25(a)(b)	50	52,661
Pactiv LLC, 7.95%, 12/15/25	25	27,156
Plastipak Holdings Inc., 6.25%, 10/15/25 (Call 10/15/20)(a)	25	20,583
Sealed Air Corp., 5.50%, 09/15/25 (Call 06/15/25)(a)	25	27,202
Trident TPI Holdings Inc., 6.63%, 11/01/25 (Call 11/01/20)(a)(b)	25	22,273

		609,826

Pharmaceuticals — 3.4%
Bausch Health Companies Inc. 5.50%, 11/01/25 (Call 11/01/20)(a)	100	104,349
6.13%, 04/15/25 (Call 04/15/20)(a)	150	155,946
9.00%, 12/15/25 (Call 12/15/21)(a)	150	168,546

		428,841

Pipelines — 3.4%
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25 (Call 10/02/24)	50	55,460
Cheniere Energy Partners LP, 5.25%, 10/01/25 (Call 10/01/20)	50	51,857
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 04/01/25 (Call 04/01/20)(b)	50	51,720
DCP Midstream Operating LP, 5.38%, 07/15/25 (Call 04/15/25)	50	52,525
EnLink Midstream Partners LP, 4.15%, 06/01/25 (Call 03/01/25)	50	45,174
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25 (Call 10/01/20)	50	47,527

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
NGL Energy Partners LP/NGL Energy Finance Corp., 6.13%, 03/01/25 (Call 03/01/20)	$25	$22,682
SemGroup Corp., 6.38%, 03/15/25 (Call 03/15/20)	25	26,009
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, 04/15/25 (Call 04/15/20)(b)	25	19,408
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.13%, 02/01/25 (Call 02/01/20)	50	51,289

		423,651

Real Estate — 1.1%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 11/15/20)(a)	25	23,667
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (Call 12/01/20)(a)	25	26,086
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(a)	50	52,019
WeWork Companies Inc., 7.88%, 05/01/25(a)(b)	50	42,404

		144,176

Real Estate Investment Trusts — 1.9%
Equinix Inc., 5.75%, 01/01/25 (Call 01/01/20)	50	51,670
ESH Hospitality Inc., 5.25%, 05/01/25 (Call 05/01/20)(a)	100	103,173
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25 (Call 10/01/20)(a)	25	25,521
Starwood Property Trust Inc., 4.75%, 03/15/25 (Call 09/15/24)	50	52,008

		232,372

Retail — 4.3%
1011778 BC ULC/New Red Finance Inc., 5.00%, 10/15/25 (Call 10/15/20)(a)	200	206,434
Beacon Roofing Supply Inc., 4.88%, 11/01/25 (Call 11/01/20)(a)(b)	100	98,364
Golden Nugget Inc., 8.75%, 10/01/25 (Call 10/01/20)(a)	50	52,710
PetSmart Inc. 5.88%, 06/01/25 (Call 06/01/20)(a)	63	62,152
8.88%, 06/01/25 (Call 06/01/20)(a)	50	47,096
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/20)(b)	50	51,779
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.75%, 03/01/25 (Call 03/01/20)	25	25,640

		544,175

Software — 1.9%
Ascend Learning LLC, 6.88%, 08/01/25 (Call 08/01/20)(a)	50	52,376
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(a)	75	76,744
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., 6.00%, 07/15/25 (Call 07/15/20)(a)	50	53,078
MSCI Inc., 5.75%, 08/15/25 (Call 08/15/20)(a)	50	52,619

		234,817

Telecommunications — 6.4%
CenturyLink Inc., 5.63%, 04/01/25 (Call 01/01/25)(b)	25	26,373

Security	Par (000)	Value

Telecommunications (continued)
Cincinnati Bell Inc., 8.00%, 10/15/25 (Call 10/15/20)(a)	$25	$22,294
CommScope Technologies LLC, 6.00%, 06/15/25 (Call 06/15/20)(a)	100	88,945
Intelsat Jackson Holdings SA, 9.75%, 07/15/25 (Call 07/15/21)(a)	125	129,891
Level 3 Financing Inc., 5.38%, 05/01/25 (Call 05/01/20)	100	103,679
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25 (Call 11/15/20)(a)	25	26,024
Qwest Corp., 7.25%, 09/15/25	25	28,399
Sprint Corp., 7.63%, 02/15/25 (Call 11/15/24)	100	110,025
T-Mobile USA Inc. 5.13%, 04/15/25 (Call 04/15/20)	50	52,020
6.38%, 03/01/25 (Call 11/12/19)	100	103,899
ViaSat Inc., 5.63%, 09/15/25 (Call 09/15/20)(a)	50	50,751
West Corp., 8.50%, 10/15/25 (Call 10/15/20)(a)	75	56,941

		799,241

Trucking & Leasing — 0.2%
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/01/25 (Call 10/01/21)(a)(b)	25	25,352

Total Corporate Bonds & Notes — 97.5% (Cost: $12,153,693)		12,253,888

Short-Term Investments

Money Market Funds — 17.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.00%(c)(d)(e)	2,003	2,004,376
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.74%(c)(d)	188	188,000

		2,192,376

Total Short-Term Investments — 17.5% (Cost: $2,192,375)		2,192,376

Total Investments in Securities — 115.0% (Cost: $14,346,068)		14,446,264

Other Assets, Less Liabilities — (15.0)%		(1,880,779)

Net Assets — 100.0%		$12,565,485

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® 2025 Term High Yield and Income ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 05/07/19 (a) (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss) (b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	2,003	2,003	$2,004,376	$4,205	(c)	$(98)	$1
BlackRock Cash Funds: Treasury, SL Agency Shares	—	188	188	188,000	1,791		—	—

				$2,192,376	$5,996		$(98)	$1

(a)	The Fund commenced operations on May 07, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$12,253,888	$—	$12,253,888
Money Market Funds	2,192,376	—	—	2,192,376

	$2,192,376	$12,253,888	$—	$14,446,264

See notes to financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2019

	iShares iBonds 2021 Term High Yield and Income ETF	iShares iBonds 2022 Term High Yield and Income ETF	iShares iBonds 2023 Term High Yield and Income ETF	iShares iBonds 2024 Term High Yield and Income ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$12,094,366	$9,617,900	$12,101,063	$12,214,785
Affiliated(c)	1,990,127	974,905	2,326,919	1,902,687
Cash	510	614	180	52,164
Receivables:
Investments sold	—	—	—	25,475
Securities lending income — Affiliated	1,325	313	1,259	852
Capital shares sold	—	—	—	53,711
Dividends	854	495	399	391
Interest	209,169	156,415	191,633	196,490

Total assets	14,296,351	10,750,642	14,621,453	14,446,555

LIABILITIES
Collateral on securities loaned, at value	1,021,180	648,999	2,028,076	1,684,808
Payables:
Investments purchased	817,901	260,827	225,684	153,747
Investment advisory fees	3,698	2,924	3,669	3,740

Total liabilities	1,842,779	912,750	2,257,429	1,842,295

NET ASSETS	$12,453,572	$9,837,892	$12,364,024	$12,604,260

NET ASSETS CONSIST OF:
Paid-in capital	$12,488,471	$10,000,418	$12,485,978	$12,483,225
Accumulated earnings (loss)	(34,899)	(162,526)	(121,954)	121,035

NET ASSETS	$12,453,572	$9,837,892	$12,364,024	$12,604,260

Shares outstanding	500,000	400,000	500,000	500,000

Net asset value	$24.91	$24.59	$24.73	$25.21

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$978,171	$619,879	$1,941,641	$1,622,439
(b) Investments, at cost — Unaffiliated	$12,171,423	$9,674,051	$12,147,412	$12,068,490
(c) Investments, at cost — Affiliated	$1,990,127	$974,905	$2,326,903	$1,902,687

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Assets and Liabilities  (continued)

October 31, 2019

iShares iBonds 2025 Term High Yield and Income ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$12,253,888
Affiliated(c)	2,192,376
Cash	623
Receivables:
Investments sold	96,677
Securities lending income — Affiliated	1,133
Dividends	322
Interest	190,892

Total assets	14,735,911

LIABILITIES
Collateral on securities loaned, at value	2,004,473
Payables:
Investments purchased	162,228
Investment advisory fees	3,725

Total liabilities	2,170,426

NET ASSETS	$12,565,485

NET ASSETS CONSIST OF:
Paid-in capital	$12,479,398
Accumulated earnings	86,087

NET ASSETS	$12,565,485

Shares outstanding	500,000

Net asset value	$25.13

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$1,871,124
(b) Investments, at cost — Unaffiliated	$12,153,693
(c) Investments, at cost — Affiliated	$2,192,375

See notes to financial statements.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Period Ended October 31, 2019

	iShares iBonds 2021 Term High Yield and Income ETF(a)	iShares iBonds 2022 Term High Yield and Income ETF(a)	iShares iBonds 2023 Term High Yield and Income ETF(a)	iShares iBonds 2024 Term High Yield and Income ETF(a)

INVESTMENT INCOME
Dividends — Affiliated	$4,402	$2,622	$1,579	$1,660
Interest — Unaffiliated	297,202	269,721	355,693	351,596
Securities lending income — Affiliated — net	4,497	1,516	4,743	3,254
Other income — Unaffiliated	251	125	438	125

Total investment income	306,352	273,984	362,453	356,635

EXPENSES
Investment advisory fees	20,969	16,843	20,875	21,150

Total expenses	20,969	16,843	20,875	21,150

Net investment income	285,383	257,141	341,578	335,485

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(7,265)	(147,629)	(134,674)	(82,669)
Investments — Affiliated	(53)	(94)	(173)	(121)

Net realized loss	(7,318)	(147,723)	(134,847)	(82,790)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(77,057)	(56,151)	(46,349)	146,295
Investments — Affiliated	—	—	16	—

Net change in unrealized appreciation (depreciation)	(77,057)	(56,151)	(46,333)	146,295

Net realized and unrealized gain (loss)	(84,375)	(203,874)	(181,180)	63,505

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$201,008	$53,267	$160,398	$398,990

(a)	For the period from May 07, 2019 (commencement of operations) to October 31, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations  (continued)

Period Ended October 31, 2019

iShares iBonds 2025 Term High Yield and Income ETF (a)

INVESTMENT INCOME
Dividends — Affiliated	$1,791
Interest — Unaffiliated	366,124
Securities lending income — Affiliated — net	4,205
Other income — Unaffiliated	125

Total investment income	372,245

EXPENSES
Investment advisory fees	21,060

Total expenses	21,060

Net investment income	351,185

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(74,309)
Investments — Affiliated	(98)

Net realized loss	(74,407)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	100,195
Investments — Affiliated	1

Net change in unrealized appreciation (depreciation)	100,196

Net realized and unrealized gain	25,789

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$376,974

(a)	For the period from May 07, 2019 (commencement of operations) to October 31, 2019.

See notes to financial statements.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares iBonds 2021 Term High Yield and Income ETF	iShares iBonds 2022 Term High Yield and Income ETF
	Period From 05/07/19 (a) to 10/31/19	Period From 05/07/19 (a) to 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$285,383	$257,141
Net realized loss	(7,318)	(147,723)
Net change in unrealized appreciation (depreciation)	(77,057)	(56,151)

Net increase in net assets resulting from operations	201,008	53,267

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(235,907)	(215,793)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	12,488,471	10,000,418

NET ASSETS
Total increase in net assets	12,453,572	9,837,892
Beginning of period	—	—

End of period	$12,453,572	$9,837,892

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets  (continued)

	iShares iBonds 2023 Term High Yield and Income ETF	iShares iBonds 2024 Term High Yield and Income ETF
	Period From 05/07/19 (a) to 10/31/19	Period From 05/07/19 (a) to 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$341,578	$335,485
Net realized loss	(134,847)	(82,790)
Net change in unrealized appreciation (depreciation)	(46,333)	146,295

Net increase in net assets resulting from operations	160,398	398,990

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(282,352)	(277,955)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	12,485,978	12,483,225

NET ASSETS
Total increase in net assets	12,364,024	12,604,260
Beginning of period	—	—

End of period	$12,364,024	$12,604,260

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

iShares iBonds 2025 Term High Yield and Income ETF
Period From 05/07/19 (a) to 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$351,185
Net realized loss	(74,407)
Net change in unrealized appreciation (depreciation)	100,196

Net increase in net assets resulting from operations	376,974

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(290,887)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	12,479,398

NET ASSETS
Total increase in net assets	12,565,485
Beginning of period	—

End of period	$12,565,485

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Financial Highlights

(For a share outstanding throughout the period)

	iShares iBonds 2021 Term High Yield and Income ETF
	Period From 05/07/19(a) to 10/31/19

Net asset value, beginning of period	$25.00

Net investment income(b)	0.58
Net realized and unrealized loss(c)	(0.20)

Net increase from investment operations	0.38

Distributions(d)
From net investment income	(0.47)

Total distributions	(0.47)

Net asset value, end of period	$24.91

Total Return
Based on net asset value	1.54	%(e)

Ratios to Average Net Assets
Total expenses	0.35	%(f)

Net investment income	4.76	%(f)

Supplemental Data
Net assets, end of period (000)	$12,454

Portfolio turnover rate(g)	17	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares iBonds 2022 Term High Yield and Income ETF
	Period From 05/07/19(a) to 10/31/19

Net asset value, beginning of period	$25.00

Net investment income(b)	0.64
Net realized and unrealized loss(c)	(0.51)

Net increase from investment operations	0.13

Distributions(d)
From net investment income	(0.54)

Total distributions	(0.54)

Net asset value, end of period	$24.59

Total Return
Based on net asset value	0.56	%(e)

Ratios to Average Net Assets
Total expenses	0.35	%(f)

Net investment income	5.34	%(f)

Supplemental Data
Net assets, end of period (000)	$9,838

Portfolio turnover rate(g)	14	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares iBonds 2023 Term High Yield and Income ETF
	Period From 05/07/19(a) to 10/31/19

Net asset value, beginning of period	$25.00

Net investment income(b)	0.69
Net realized and unrealized loss(c)	(0.40)

Net increase from investment operations	0.29

Distributions(d)
From net investment income	(0.56)

Total distributions	(0.56)

Net asset value, end of period	$24.73

Total Return
Based on net asset value	1.19	%(e)

Ratios to Average Net Assets
Total expenses	0.35	%(f)

Net investment income	5.73	%(f)

Supplemental Data
Net assets, end of period (000)	$12,364

Portfolio turnover rate(g)	9	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares iBonds 2024 Term High Yield and Income ETF
	Period From 05/07/19(a) to 10/31/19

Net asset value, beginning of period	$25.00

Net investment income(b)	0.68
Net realized and unrealized gain(c)	0.09

Net increase from investment operations	0.77

Distributions(d)
From net investment income	(0.56)

Total distributions	(0.56)

Net asset value, end of period	$25.21

Total Return
Based on net asset value	3.08	%(e)

Ratios to Average Net Assets
Total expenses	0.35	%(f)

Net investment income	5.55	%(f)

Supplemental Data
Net assets, end of period (000)	$12,604

Portfolio turnover rate(g)	10	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares iBonds 2025 Term High Yield and Income ETF
	Period From 05/07/19(a) to 10/31/19

Net asset value, beginning of period	$25.00

Net investment income(b)	0.71
Net realized and unrealized gain(c)	0.00	(d)

Net increase from investment operations	0.71

Distributions(e)
From net investment income	(0.58)

Total distributions	(0.58)

Net asset value, end of period	$25.13

Total Return
Based on net asset value	2.87	%(f)

Ratios to Average Net Assets
Total expenses	0.35	%(g)

Net investment income	5.84	%(g)

Supplemental Data
Net assets, end of period (000)	$12,565

Portfolio turnover rate(h)	5	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Rounds to less than $0.01.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds 2021 Term High Yield and Income(a)	Non-diversified
iBonds 2022 Term High Yield and Income(a)	Non-diversified
iBonds 2023 Term High Yield and Income(a)	Non-diversified
iBonds 2024 Term High Yield and Income(a)	Non-diversified
iBonds 2025 Term High Yield and Income(a)	Non-diversified

(a)	The Fund commenced operations on May 7, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock FundAdvisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount
iBonds 2021 Term High Yield and Income
Barclays Capital Inc.	$196,989	$196,989	$—	$—
BMO Capital Markets	43,520	43,520	—	—
BofA Securities, Inc.	102,250	102,250	—	—
Credit Suisse Securities (USA) LLC	37,831	37,831	—	—
JPMorgan Securities LLC	499,319	499,319	—	—
Morgan Stanley & Co. LLC	98,262	98,262	—	—

	$978,171	$978,171	$—	$—

iBonds 2022 Term High Yield and Income
Barclays Capital Inc.	$68,648	$68,648	$—	$—
BofA Securities, Inc.	104,990	104,990	—	—
Credit Suisse Securities (USA) LLC	50,484	50,484	—	—
JPMorgan Securities LLC	271,428	271,428	—	—
UBS AG	73,525	73,525	—	—
UBS Securities LLC	50,804	50,804	—	—

	$619,879	$619,879	$—	$—

iBonds 2023 Term High Yield and Income
Barclays Capital Inc.	$525,759	$525,759	$—	$—
BMO Capital Markets	50,688	50,688	—	—
BofA Securities, Inc.	89,563	89,563	—	—
Citadel Clearing LLC	66,063	66,063	—	—
Citigroup Global Markets Inc.	22,875	22,875	—	—
Credit Suisse Securities (USA) LLC	20,625	20,625	—	—
Goldman Sachs & Co.	789,552	789,552	—	—
JPMorgan Securities LLC	332,290	332,290	—	—
UBS Securities LLC	44,226	44,226	—	—

	$1,941,641	$1,941,641	$—	$—

iBonds 2024 Term High Yield and Income
Barclays Capital Inc.	$222,263	$222,263	$—	$—
BMO Capital Markets	70,551	70,551	—	—
BofA Securities, Inc.	170,412	170,412	—	—
Citadel Clearing LLC	327,516	327,516	—	—
Credit Suisse Securities (USA) LLC	50,797	50,797	—	—
JPMorgan Securities LLC	609,072	609,072	—	—
UBS AG	171,828	171,828	—	—

	$1,622,439	$1,622,439	$—	$—

iBonds 2025 Term High Yield and Income
Barclays Capital Inc.	$318,595	$318,595	$—	$—
BMO Capital Markets	24,938	24,938	—	—
BofA Securities, Inc.	275,050	275,050	—	—
Citadel Clearing LLC	193,684	193,684	—	—
Credit Suisse Securities (USA) LLC	14,134	14,134	—	—
Jefferies LLC	52,860	52,860	—	—
JPMorgan Securities LLC	871,800	871,800	—	—
Morgan Stanley & Co. LLC	25,938	25,938	—	—
Scotia Capital (USA) Inc.	51,750	51,750	—	—
UBS AG	42,375	42,375	—	—

	$1,871,124	$1,871,124	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.35%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
iBonds 2021 Term High Yield and Income	$1,115
iBonds 2022 Term High Yield and Income	442
iBonds 2023 Term High Yield and Income	1,340
iBonds 2024 Term High Yield and Income	927
iBonds 2025 Term High Yield and Income	1,170

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
iBonds 2021 Term High Yield and Income	$9,365,093	$2,041,480
iBonds 2022 Term High Yield and Income	8,788,129	1,389,339
iBonds 2023 Term High Yield and Income	8,434,418	1,034,422
iBonds 2024 Term High Yield and Income	8,461,245	1,153,692
iBonds 2025 Term High Yield and Income	7,960,025	573,171

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds 2021 Term High Yield and Income	$4,898,147	$—
iBonds 2022 Term High Yield and Income	2,436,337	—
iBonds 2023 Term High Yield and Income	4,878,548	—
iBonds 2024 Term High Yield and Income	4,848,594	—
iBonds 2025 Term High Yield and Income	4,837,889	—

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019 and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Period Ended 10/31/19
iBonds 2021 Term High Yield and Income
Ordinary income	$235,907

iBonds 2022 Term High Yield and Income
Ordinary income	$215,793

iBonds 2023 Term High Yield and Income
Ordinary income	$282,352

iBonds 2024 Term High Yield and Income
Ordinary income	$277,955

iBonds 2025 Term High Yield and Income
Ordinary income	$290,887

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
iBonds 2021 Term High Yield and Income	$49,476	$(7,262)	$(77,113)	$(34,899)
iBonds 2022 Term High Yield and Income	41,348	(147,628)	(56,246)	(162,526)
iBonds 2023 Term High Yield and Income	59,226	(134,653)	(46,527)	(121,954)
iBonds 2024 Term High Yield and Income	57,530	(82,670)	146,175	121,035
iBonds 2025 Term High Yield and Income	60,298	(74,310)	100,099	86,087

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds 2021 Term High Yield and Income	$14,161,606	$106,138	$(183,251)	$(77,113)
iBonds 2022 Term High Yield and Income	10,649,051	120,497	(176,743)	(56,246)
iBonds 2023 Term High Yield and Income	14,474,509	183,527	(230,054)	(46,527)
iBonds 2024 Term High Yield and Income	13,971,297	287,603	(141,428)	146,175
iBonds 2025 Term High Yield and Income	14,346,165	306,793	(206,694)	100,099

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 10/31/19
iShares ETF	Shares	Amount
iBonds 2021 Term High Yield and Income
Shares sold	500,000	$12,488,471

iBonds 2022 Term High Yield and Income
Shares sold	400,000	$10,000,418

iBonds 2023 Term High Yield and Income

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Period Ended 10/31/19
iShares ETF	Shares	Amount
Shares sold	500,000	$12,485,978

iBonds 2024 Term High Yield and Income
Shares sold	500,000	$12,483,225

iBonds 2025 Term High Yield and Income
Shares sold	500,000	$12,479,398

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares iBonds 2021 Term High Yield and Income ETF,

iShares iBonds 2022 Term High Yield and Income ETF,

iShares iBonds 2023 Term High Yield and Income ETF,

iShares iBonds 2024 Term High Yield and Income ETF, and

iShares iBonds 2025 Term High Yield and Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBonds 2021 Term High Yield and Income ETF, iShares iBonds 2022 Term High Yield and Income ETF, iShares iBonds 2023 Term High Yield and Income ETF, iShares iBonds 2024 Term High Yield and Income ETF, and iShares iBonds 2025 Term High Yield and Income ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations, changes in net assets and financial highlights for the period May 7, 2019 (commencement of operations) to October 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations, changes in each of their net assets and each of the financial highlights for the period May 7, 2019 (commencement of operations) to October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
iBonds 2021 Term High Yield and Income	$255,611
iBonds 2022 Term High Yield and Income	220,600
iBonds 2023 Term High Yield and Income	279,143
iBonds 2024 Term High Yield and Income	279,372
iBonds 2025 Term High Yield and Income	298,670

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
iBonds 2021 Term High Yield and Income	$2,104
iBonds 2022 Term High Yield and Income	1,263
iBonds 2023 Term High Yield and Income	764
iBonds 2024 Term High Yield and Income	801
iBonds 2025 Term High Yield and Income	867

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

IMPORTANT TAX INFORMATION	51

Board Review and Approval of Investment Advisory Contract

I. iShares iBonds 2021Term HighYield and Income ETF, iShares iBonds 2022Term HighYield and Income ETF, iShares iBonds 2023Term HighYield and Income ETF, iShares iBonds 2024 Term High Yield and Income ETF, iShares iBonds 2025 Term High Yield and Income ETF (each the “Fund”, collectively the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Trustees”), is required to consider and approve the proposed InvestmentAdvisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on March 11-12, 2019, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the Advisory Contract.

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFAunder this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA(or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds 2021 Term High Yield and Income(a)	$0.470078	$—	$0.001735	$0.471813	100%	—%	0	%(b)	100%
iBonds 2022 Term High Yield and Income(a)	0.538833	—	0.000649	0.539482	100	—	0	(b)	100
iBonds 2023 Term High Yield and Income(a)	0.564056	—	0.000648	0.564704	100	—	0	(b)	100
iBonds 2024 Term High Yield and Income(a)	0.551533	—	0.004378	0.555911	99	—	1		100
iBonds 2025 Term High Yield and Income(a)	0.579125	—	0.002648	0.581773	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds 2021 Term High Yield and Income ETF

Period Covered: May 09, 2019 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	2.00%
Greater than 0.0% and Less than 0.5%	93	93.00
Less than 0.0% and Greater than –0.5%	5	5.00

	100	100.00%

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares iBonds 2022 Term High Yield and Income ETF

Period Covered: May 09, 2019 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	3	3.00%
Greater than 0.0% and Less than 0.5%	93	93.00
At NAV	1	1.00
Less than 0.0% and Greater than –0.5%	3	3.00

	100	100.00%

iShares iBonds 2023 Term High Yield and Income ETF

Period Covered: May 09, 2019 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	4	4.00%
Greater than 0.0% and Less than 0.5%	83	83.00
At NAV	3	3.00
Less than 0.0% and Greater than –0.5%	10	10.00

	100	100.00%

iShares iBonds 2024 Term High Yield and Income ETF

Period Covered: May 09, 2019 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	7	7.00%
Greater than 0.0% and Less than 0.5%	81	81.00
Less than 0.0% and Greater than –0.5%	11	11.00
Less than –1.0% and Greater than –1.5%	1	1.00

	100	100.00%

iShares iBonds 2025 Term High Yield and Income ETF

Period Covered: May 09, 2019 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	7	7.00%
Greater than 0.0% and Less than 0.5%	84	84.00
At NAV	1	1.00
Less than 0.0% and Greater than –0.5%	8	8.00

	100	100.00%

SUPPLEMENTAL INFORMATION	55

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito (a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji (b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	57

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

PIK	Payment-in-kind

GLOSSARY OF TERMS USED IN THIS REPORT	59

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1023-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares iBonds Dec 2019 Term Corporate ETF | IBDK | NYSE Arca
•	iShares iBonds Dec 2020 Term Corporate ETF | IBDL | NYSE Arca
•	iShares iBonds Dec 2021 Term Corporate ETF | IBDM | NYSE Arca
•	iShares iBonds Dec 2022 Term Corporate ETF | IBDN | NYSE Arca
•	iShares iBonds Dec 2023 Term Corporate ETF | IBDO | NYSE Arca
•	iShares iBonds Dec 2024 Term Corporate ETF | IBDP | NYSE Arca
•	iShares iBonds Dec 2025 Term Corporate ETF | IBDQ | NYSE Arca
•	iShares iBonds Dec 2026 Term Corporate ETF | IBDR | NYSE Arca
•	iShares iBonds Dec 2027 Term Corporate ETF | IBDS | NYSE Arca
•	iShares iBonds Dec 2028 Term Corporate ETF | IBDT | NYSE Arca
•	iShares iBonds Dec 2029 Term Corporate ETF | IBDU | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

U.S. Corporate Bond Market Overview

U.S. investment-grade corporate bonds advanced significantly for the 12 months ended October 31, 2019 (“reporting period”). The Markit iBoxx USD Liquid Investment Grade Index, a broad measure of U.S. investment-grade corporate bond performance, returned 18.02%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

Within the investment-grade corporate bond market, new bond issuance for the reporting period was down by approximately 8% compared with the prior reporting period. Early in the reporting period, corporate bond issuance was muted, restrained by rising interest rates and concerns about slowing economic growth. The rate of issuance increased somewhat in 2019, partially due to declining borrowing costs. However, some companies with healthy cash flows still chose to finance operations with cash instead of bond issuance.

From a sector perspective, bonds issued by financial companies were the strongest performers during the reporting period. Within the sector, banks advanced, as improving balance sheets increased investors’ expectations regarding the liquidity and solvency of banks. Issuance of new bank bonds was relatively low, which helped reduce yields amid strong investor demand for the yield premiums of top-rated debt. Improved cash flows at banks restrained new issuance, as banks were less reliant on debt to finance their operations.

Debt for consumer non-cyclical companies also advanced, particularly pharmaceutical company bonds, as drug makers issued debt to raise capital for merger and acquisition activity and product innovation. Food and beverage company bonds also gained, amid growing consumer spending on online food delivery services. In the communications industry, bonds issued by wireline companies posted a solid return following the introduction of restructuring plans that aimed to strengthen balance sheets.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2019 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2019 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2019, as represented by the Bloomberg Barclays December 2019 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	2.69%	2.10%	2.69%	10.14%
Fund Market	2.57	2.08	2.57	10.06
Index	1.86	2.03	1.86	9.79

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,011.80	$0.20		$1,000.00	$1,025.00	$0.20		0.04%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 25 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2019 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	0.1%
Aa	2.8
A	3.8
Baa	3.4
Ba	0.5
Not Rated	0.2
Short-Term and Other Assets	89.2

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Wells Fargo Bank N.A., 2.15%, 12/06/19	0.7%
Goldman Sachs Group Inc. (The), 2.30%, 12/13/19	0.6
Alibaba Group Holding Ltd., 2.50%, 11/28/19	0.6
Barclays PLC, 2.75%, 11/08/19	0.5
Westpac Banking Corp., 4.88%, 11/19/19	0.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2020 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2020 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2020, as represented by the Bloomberg Barclays December 2020 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	4.14%	2.57%	4.14%	13.29%
Fund Market	4.09	2.57	4.09	13.29
Index	4.26	2.71	4.26	14.03

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/2/14. The first day of secondary market trading was 12/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,018.00	$0.51		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 25 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2020 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.7%
Aa	17.0
A	39.3
Baa	33.3
Ba	2.8
Not Rated	0.7
Short-Term and Other Assets	5.2

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	1.2%
AbbVie Inc., 2.50%, 05/14/20	0.8
CVS Health Corp., 2.80%, 07/20/20	0.7
Visa Inc., 2.20%, 12/14/20	0.7
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2021 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2021 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2021, as represented by the Bloomberg Barclays December 2021 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	5.94%	2.74%	5.94%	13.40%
Fund Market	5.93	2.77	5.93	13.53
Index	6.03	2.88	6.03	14.09

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,026.00	$0.51		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 25 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2021 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.6%
Aa	16.4
A	41.0
Baa	36.2
Ba	2.7
Not Rated	1.0
Short-Term and Other Assets	1.1

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Dell International LLC/EMC Corp., 4.42%, 06/15/21	0.9%
Oracle Corp., 1.90%, 09/15/21	0.7
Goldman Sachs Group Inc. (The), 5.25%, 07/27/21	0.7
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/21	0.7
Morgan Stanley, 5.50%, 07/28/21	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2022 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2022 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2022, as represented by the Bloomberg Barclays December 2022 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	7.90%	3.32%	7.90%	16.41%
Fund Market	7.89	3.35	7.89	16.53
Index	8.01	3.44	8.01	17.02

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,034.00	$0.51		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 25 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2022 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.6%
Aa	10.6
A	38.4
Baa	43.4
Ba	2.9
Not Rated	2.0
Short-Term and Other Assets	1.1

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Goldman Sachs Group Inc. (The), 5.75%, 01/24/22	0.9%
Goldman Sachs Group Inc. (The), 3.00%, 04/26/22	0.8
Wells Fargo & Co., 2.63%, 07/22/22	0.7
JPMorgan Chase & Co., 4.50%, 01/24/22	0.7
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 01/15/22 ..	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	11

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2023 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2023 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2023, as represented by the Bloomberg Barclays December 2023 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	9.59%	3.75%	9.59%	18.62%
Fund Market	9.75	3.77	9.75	18.77
Index	9.69	3.80	9.69	18.87

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,042.10	$0.51		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 25 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2023 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.7%
Aa	10.1
A	35.5
Baa	47.8
Ba	2.3
Not Rated	1.4
Short-Term and Other Assets	1.2

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
CVS Health Corp., 3.70%, 03/09/23	1.2%
Apple Inc., 2.40%, 05/03/23	1.2
Bank of America Corp., 3.30%, 01/11/23	1.0
Wells Fargo & Co., 3.07%, 01/24/23	1.0
Dell International LLC/EMC Corp., 5.45%, 06/15/23	0.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	13

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2024 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2024 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2024, as represented by the Bloomberg Barclays December 2024 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	11.48%	4.06%	11.48%	20.29%
Fund Market	11.41	4.07	11.41	20.35
Index	11.54	4.23	11.54	21.19

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,051.10	$0.52		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 25 for more information.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2024 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	0.9%
Aa	7.1
A	39.0
Baa	45.6
Ba	4.3
Not Rated	1.9
Short-Term and Other Assets	1.2

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Bank of America Corp., 4.20%, 08/26/24	0.8%
Credit Suisse AG/New York NY, 3.63%, 09/09/24	0.8
Morgan Stanley, Series F, 3.88%, 04/29/24	0.8
Morgan Stanley, 3.70%, 10/23/24	0.7
Goldman Sachs Group Inc. (The), 4.00%, 03/03/24	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	15

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2025 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2025 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2025, as represented by the Bloomberg Barclays December 2025 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	13.68%	4.40%	13.68%	22.15%
Fund Market	13.61	4.41	13.61	22.21
Index	13.72	4.52	13.72	22.74

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,060.70	$0.52		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 25 for more information.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2025 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	2.2%
Aa	5.9
A	31.1
Baa	.54.2
Ba	3.5
Not Rated	1.5
Short-Term and Other Assets	1.6

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25	1.3%
AT&T Inc., 3.40%, 05/15/25	1.3
CVS Health Corp., 4.10%, 03/25/25	1.3
Visa Inc., 3.15%, 12/14/25	1.1
AbbVie Inc., 3.60%, 05/14/25	1.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	17

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2026 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2026 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2026, as represented by the Bloomberg Barclays December 2026 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	15.11%	4.30%	15.11%	14.11%
Fund Market	15.23	4.36	15.23	14.30
Index	15.22	4.43	15.22	14.54

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/13/16. The first day of secondary market trading was 9/15/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,070.60	$0.52		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 25 for more information.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2026 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	2.1%
Aa	6.9
A	36.7
Baa	49.1
Ba	3.0
Not Rated	0.9
Short-Term and Other Assets	1.3

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Dell International LLC/EMC Corp., 6.02%, 06/15/26	1.2%
Microsoft Corp., 2.40%, 08/08/26	1.0
Wells Fargo & Co., 3.00%, 10/23/26	0.9
Wells Fargo & Co., 3.00%, 04/22/26	0.9
Apple Inc., 3.25%, 02/23/26	0.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	19

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2027 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2027 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2027, as represented by the Bloomberg Barclays December 2027 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	16.00%	5.53%	16.00%	12.19%
Fund Market	16.01	5.62	16.01	12.38
Index	16.08	5.59	16.08	12.30

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/17. The first day of secondary market trading was 9/14/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,076.00	$0.52		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 25 for more information.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2027 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	2.0%
Aa	5.1
A	34.2
Baa	51.7
Ba	3.0
Not Rated	2.6
Short-Term and Other Assets	1.4

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27 .	1.7%
Microsoft Corp., 3.30%, 02/06/27	1.6
Citigroup Inc., 4.45%, 09/29/27	1.5
Verizon Communications Inc., 4.13%, 03/16/27	1.3
BAT Capital Corp., 3.56%, 08/15/27	1.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	21

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2028 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2028 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2028, as represented by the Bloomberg Barclays December 2028 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	16.87%	13.98%	16.87%	15.80%
Fund Market	16.54	14.22	16.54	16.07
Index	17.00	14.06	17.00	15.83

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/18/18. The first day of secondary market trading was 9/20/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,080.00	$0.52		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 25 for more information.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2028 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	0.6%
Aa	5.0
A	25.3
Baa	62.7
Ba	3.5
Not Rated	1.5
Short-Term and Other Assets	1.4

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
CVS Health Corp., 4.30%, 03/25/28	3.0%
Verizon Communications Inc., 4.33%, 09/21/28	1.8
Cigna Corp., 4.38%, 10/15/28	1.6
Comcast Corp., 4.15%, 10/15/28	1.5
United Technologies Corp., 4.13%, 11/16/28	1.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	23

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2029 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2029 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2029, as represented by the Bloomberg Barclays December 2029 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	2.12%
Fund Market	2.44
Index	1.91

For the fiscal period ended 10/31/19, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 9/17/19. The first day of secondary market trading was 9/19/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (09/17/19)(a)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$1,000.00	$1,021.20	$0.12		$1,000.00	$1,024.70	$0.51		0.10%

(a)	The beginning of the period (commencement of operations) is September 17, 2019.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (44 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 25 for more information.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aa	5.6%
A	29.8
Baa	57.0
Ba	3.7
Not Rated	2.3
Short-Term and Other Assets	1.6

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Anheuser-Busch InBev Worldwide Inc., 4.75%, 01/23/29	2.2%
International Business Machines Corp., 3.50%, 05/15/29	2.1
Bristol-Myers Squibb Co., 3.40%, 07/26/29	2.0
Mitsubishi UFJ Financial Group Inc., 3.20%, 07/18/29	2.0
Sumitomo Mitsui Financial Group Inc., 3.04%, 07/16/29	2.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE / SHAREHOLDER EXPENSES	25

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2019 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.4%
Lockheed Martin Corp., 4.25%, 11/15/19	$1,235	$1,236,111
United Technologies Corp., 1.50%, 11/01/19	1,095	1,095,000

		2,331,111

Agriculture — 0.2%
Philip Morris International Inc., 1.88%, 11/01/19	1,141	1,141,000

Airlines — 0.1%
Continental Airlines Inc. Pass Through Trust, Series 2009-2, Class A, 7.25%, 05/10/21(a)	278	278,500
Southwest Airlines Co., 2.75%, 11/06/19	430	430,017

		708,517

Auto Manufacturers — 0.4%
American Honda Finance Corp., 2.00%, 11/13/19	815	815,008
Ford Motor Credit Co. LLC, 2.60%, 11/04/19	1,980	1,980,000

		2,795,008

Banks — 3.7%
Bank of Montreal, 2.10%, 12/12/19	1,506	1,506,376
Barclays PLC, 2.75%, 11/08/19	3,415	3,415,171
BB&T Corp., 5.25%, 11/01/19	252	252,000
Citizens Bank N.A./Providence RI, 2.45%, 12/04/19 (Call 11/04/19)(a)	1,275	1,275,548
First Tennessee Bank N.A., 2.95%, 12/01/19 (Call 11/01/19)	655	655,000
Goldman Sachs Group Inc. (The), 2.30%, 12/13/19 (Call 11/13/19)	3,895	3,895,078
HSBC USA Inc., 2.38%, 11/13/19(a)	1,280	1,280,154
KeyBank N.A./Cleveland OH, 2.50%, 12/15/19	1,275	1,275,663
Toronto-Dominion Bank (The), 2.25%, 11/05/19	2,509	2,509,000
Wells Fargo Bank N.A., 2.15%, 12/06/19	4,490	4,491,077
Westpac Banking Corp., 4.88%, 11/19/19	3,212	3,215,983

		23,771,050

Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., 6.88%, 11/15/19	1,520	1,522,128

Chemicals — 0.1%
FMC Corp., 5.20%, 12/15/19	45	45,162
PPG Industries Inc., 2.30%, 11/15/19(a)	425	425,017

		470,179

Computers — 0.6%
Apple Inc., 1.80%, 11/13/19	2,690	2,690,054
International Business Machines Corp., 8.38%, 11/01/19	1,189	1,189,000

		3,879,054

Cosmetics & Personal Care — 0.2%
Procter & Gamble Co. (The), 1.90%, 11/01/19	1,085	1,085,000

Electric — 0.6%
DTE Energy Co., 2.40%, 12/01/19 (Call 11/01/19)	325	325,006
Eversource Energy, 4.50%, 11/15/19(a)	522	522,350
Georgia Power Co., 4.25%, 12/01/19(a)	674	675,045
National Rural Utilities Cooperative Finance Corp., 1.50%, 11/01/19	500	500,000
Progress Energy Inc., 4.88%, 12/01/19	522	523,049
Public Service Enterprise Group Inc., 1.60%, 11/15/19	552	551,895
Southern Power Co., Series D, 1.95%, 12/15/19	1,090	1,089,902

		4,187,247

Electrical Components & Equipment — 0.0%
Acuity Brands Lighting Inc., 6.00%, 12/15/19	261	262,052

Security	Par (000)	Value

Gas — 0.1%
Dominion Energy Gas Holdings LLC, 2.50%, 12/15/19 (Call 11/15/19)	$655	$654,705

Health Care – Products — 0.2%
Becton Dickinson and Co., 2.68%, 12/15/19(a)	469	469,136
Zimmer Biomet Holdings Inc., 4.63%, 11/30/19	485	485,752

		954,888

Health Care – Services — 0.1%
Dignity Health, 2.64%, 11/01/19	313	313,000
UnitedHealth Group Inc., 2.30%, 12/15/19	593	593,332

		906,332

Household Products & Wares — 0.1%
Church & Dwight Co. Inc., 2.45%, 12/15/19 (Call 11/15/19)	375	375,038

Insurance — 0.0%
Reinsurance Group of America Inc., 6.45%, 11/15/19	166	166,206

Internet — 0.8%
Alibaba Group Holding Ltd., 2.50%, 11/28/19	3,660	3,660,732
Amazon.com Inc., 2.60%, 12/05/19 (Call 11/05/19)	1,492	1,492,000

		5,152,732

Machinery — 0.3%
Caterpillar Financial Services Corp. 2.00%, 11/29/19	818	818,033
2.25%, 12/01/19	830	830,099

		1,648,132

Manufacturing — 0.1%
General Electric Co., 2.10%, 12/11/19	540	539,633

Oil & Gas — 0.3%
Chevron Corp., 2.19%, 11/15/19	880	880,079
Husky Energy Inc., 7.25%, 12/15/19(a)	1,090	1,096,082

		1,976,161

Pharmaceuticals — 0.6%
Cardinal Health Inc., 2.40%, 11/15/19	600	600,012
Johnson & Johnson, 1.88%, 12/05/19	721	720,986
Mead Johnson Nutrition Co., 4.90%, 11/01/19	1,187	1,187,000
Pfizer Inc., 1.70%, 12/15/19	1,650	1,649,439

		4,157,437

Pipelines — 0.6%
Kinder Morgan Inc./DE, 3.05%, 12/01/19 (Call 11/01/19)(a)	2,380	2,381,619
Plains All American Pipeline LP/PAA Finance Corp., 2.60%, 12/15/19 (Call 11/15/19)	675	675,020
TransCanada PipeLines Ltd., 2.13%, 11/15/19	900	900,009

		3,956,648

Retail — 0.6%
Costco Wholesale Corp., 1.70%, 12/15/19	1,844	1,843,521
Walgreens Boots Alliance Inc., 2.70%, 11/18/19	1,800	1,800,288

		3,643,809

Software — 0.2%
CA Inc., 5.38%, 12/01/19	1,086	1,087,911

Telecommunications — 0.3%
Orange SA, 1.63%, 11/03/19(a)	2,100	2,100,000

Total Corporate Bonds & Notes — 10.8% (Cost: $69,472,025)		69,471,978

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2019 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 89.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(b)(c)(d)	856	$856,090
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(b)(c)	575,291	575,291,000

		576,147,090

Total Short-Term Investments — 89.1% (Cost: $576,146,663)		576,147,090

Total Investments in Securities — 99.9% (Cost: $645,618,688)		645,619,068

Other Assets, Less Liabilities — 0.1%		951,380

Net Assets — 100.0%		$646,570,448

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/18	Par/Shares Purchased		Par/Shares Sold		Par/Shares Held at 10/31/19	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)		(000)	10/31/19	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	70,676	—		(69,820	)(b)	856	$856,090	$116,414	(c)	$21,069		$(5,811)
BlackRock Cash Funds: Treasury, SL Agency Shares	17,668	557,623	(b)	—		575,291	575,291,000	6,612,435		—		—
PNC Bank N.A. 1.45%, 07/29/19(d)	1,545	125		(1,670)		—	N/A	24,973		—		10,997
1.95%, 03/04/19(d)	1,480	325		(1,805)		—	N/A	12,634		—		3,287
2.20%, 01/28/19(d)	1,050	250		(1,300)		—	N/A	6,197		—		1,526
2.25%, 07/02/19(d)	1,955	100		(2,055)		—	N/A	28,623		—		11,218
2.40%, 10/18/19(d)	2,105	650		(2,755)		—	N/A	52,959		193		15,378
PNC Financial Services Group Inc. (The) 6.70%, 06/10/19(d)	1,120	172		(1,292)		—	N/A	19,562		—		3,662
6.88%, 05/15/19(d)	681	325		(1,006)		—	N/A	11,905		—		2,806

							$576,147,090	$6,885,702		$21,262		$43,063

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2019 Term Corporate ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$69,471,978	$—	$69,471,978
Money Market Funds	576,147,090	—	—	576,147,090

	$576,147,090	$69,471,978	$—	$645,619,068

See notes to financial statements.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.3%
Interpublic Group of Companies Inc. (The), 3.50%, 10/01/20	$1,767	$1,789,777
Omnicom Group Inc./Omnicom Capital Inc., 4.45%, 08/15/20	1,583	1,612,095

		3,401,872

Aerospace & Defense — 2.1%
Boeing Co. (The)
1.65%, 10/30/20 (Call 09/30/20)	1,108	1,104,665
4.88%, 02/15/20	1,915	1,929,975
General Dynamics Corp., 2.88%, 05/11/20	5,624	5,653,189
L3Harris Technologies Inc., 2.70%, 04/27/20 (Call 03/27/20)	1,998	2,001,716
Lockheed Martin Corp., 2.50%, 11/23/20 (Call 10/23/20)	4,333	4,357,568
Northrop Grumman Corp., 2.08%, 10/15/20	2,550	2,553,315
Raytheon Co.
3.13%, 10/15/20	2,408	2,437,185
4.40%, 02/15/20	717	721,775
United Technologies Corp.
1.90%, 05/04/20	2,690	2,689,570
4.50%, 04/15/20	2,799	2,829,789

		26,278,747

Agriculture — 1.1%
Altria Group Inc., 2.63%, 01/14/20 (Call 12/14/19)	2,775	2,776,526
Bunge Ltd. Finance Corp., 3.50%, 11/24/20(a)	1,240	1,253,814
Philip Morris International Inc.
2.00%, 02/21/20	2,171	2,171,217
4.50%, 03/26/20	2,190	2,209,907
Reynolds American Inc.
3.25%, 06/12/20	3,434	3,456,253
6.88%, 05/01/20	1,590	1,626,538

		13,494,255

Airlines — 0.4%
Delta Air Lines Inc.
2.60%, 12/04/20	1,497	1,500,653
2.88%, 03/13/20	1,868	1,871,194
Southwest Airlines Co., 2.65%, 11/05/20 (Call 10/05/20)	1,083	1,091,155

		4,463,002

Apparel — 0.1%
Ralph Lauren Corp., 2.63%, 08/18/20 (Call 07/18/20)	740	744,647

Auto Manufacturers — 3.9%
American Honda Finance Corp.
1.95%, 07/20/20	2,306	2,307,591
2.00%, 02/14/20(a)	1,903	1,903,209
2.45%, 09/24/20	3,262	3,276,744
3.00%, 06/16/20	340	342,312
Series A, 2.15%, 03/13/20(a)	1,157	1,157,058
Ford Motor Credit Co. LLC
2.34%, 11/02/20(a)	3,040	3,029,664
2.43%, 06/12/20	1,440	1,438,589
2.46%, 03/27/20	1,968	1,967,606
2.68%, 01/09/20	1,830	1,830,897
3.16%, 08/04/20	3,500	3,511,865
8.13%, 01/15/20	3,490	3,527,029
General Motors Financial Co. Inc.
2.45%, 11/06/20(a)	903	903,479
2.65%, 04/13/20	2,079	2,081,703
3.15%, 01/15/20 (Call 12/15/19)	3,355	3,360,536

Security	Par (000)	Value

Auto Manufacturers (continued)
3.20%, 07/13/20 (Call 06/13/20)	$5,092	$5,122,959
3.70%, 11/24/20 (Call 10/24/20)	3,090	3,134,589
PACCAR Financial Corp.
1.95%, 02/27/20	836	836,234
2.05%, 11/13/20	463	464,301
Toyota Motor Credit Corp.
1.95%, 04/17/20(a)	2,270	2,271,203
2.15%, 03/12/20(a)	3,163	3,166,922
2.20%, 01/10/20	1,725	1,725,724
4.50%, 06/17/20(a)	1,007	1,023,696

		48,383,910

Banks — 34.5%
Australia & New Zealand Banking Group Ltd., 2.13%, 08/19/20	961	962,461
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 11/09/20	1,910	1,918,996
2.70%, 11/16/20	4,180	4,215,823
Banco Bilbao Vizcaya Argentaria SA, 3.00%, 10/20/20	2,427	2,446,052
Bank of America Corp.
2.15%, 11/09/20 (Call 11/09/19)	3,664	3,663,560
2.63%, 10/19/20(a)	5,574	5,612,126
5.63%, 07/01/20	3,710	3,799,485
Series L, 2.25%, 04/21/20	4,435	4,442,362
Bank of Montreal
2.10%, 06/15/20	3,486	3,489,381
3.10%, 07/13/20	1,543	1,556,085
Bank of New York Mellon Corp. (The)
2.45%, 11/27/20 (Call 10/27/20)	3,303	3,321,662
2.60%, 08/17/20 (Call 07/17/20)	3,677	3,695,716
4.60%, 01/15/20(a)	787	790,471
Series G, 2.15%, 02/24/20 (Call 01/24/20)	2,838	2,839,788
Bank of Nova Scotia (The)
2.15%, 07/14/20(a)	2,499	2,503,848
2.35%, 10/21/20	3,435	3,450,114
Barclays Bank PLC
5.13%, 01/08/20	775	779,239
5.14%, 10/14/20	3,266	3,348,467
Barclays PLC, 2.88%, 06/08/20	2,659	2,670,194
BB&T Corp.
2.45%, 01/15/20 (Call 12/15/19)	4,285	4,287,357
2.63%, 06/29/20 (Call 05/29/20)	5,382	5,403,528
BNP Paribas SA, 2.38%, 05/21/20	3,235	3,242,635
BPCE SA, 2.25%, 01/27/20	1,058	1,058,614
Branch Banking & Trust Co., 2.25%, 06/01/20 (Call 05/01/20)	862	863,672
Canadian Imperial Bank of Commerce, 2.10%, 10/05/20	2,936	2,942,430
Capital One N.A., 2.35%, 01/31/20 (Call 12/31/19)(a)	3,225	3,226,967
Citibank N.A.
2.10%, 06/12/20 (Call 05/12/20)	4,695	4,700,775
2.13%, 10/20/20 (Call 09/20/20)	8,070	8,088,964
3.05%, 05/01/20 (Call 04/01/20)(a)	4,210	4,228,650
Citigroup Inc.
2.40%, 02/18/20(a)	5,045	5,048,532
2.45%, 01/10/20 (Call 12/10/19)(a)	3,736	3,737,868
2.65%, 10/26/20	8,034	8,090,881
5.38%, 08/09/20	2,911	2,984,095
Citizens Bank N.A./Providence RI
2.20%, 05/26/20 (Call 04/26/20)	1,195	1,195,968
2.25%, 03/02/20 (Call 02/03/20)	1,620	1,620,810
2.25%, 10/30/20 (Call 09/30/20)	2,435	2,441,453

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Comerica Bank, 2.50%, 06/02/20	$800	$801,656
Commonwealth Bank of Australia/New York NY
2.30%, 03/12/20	1,908	1,910,709
2.40%, 11/02/20(a)	2,455	2,466,219
Cooperatieve Rabobank UA/NY, 2.25%, 01/14/20(a)	2,825	2,826,752
Credit Suisse AG/New York NY
4.38%, 08/05/20	3,785	3,854,455
5.40%, 01/14/20(a)	3,820	3,844,563
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20(a)	3,615	3,626,134
3.13%, 12/10/20	5,688	5,750,056
Deutsche Bank AG, 2.95%, 08/20/20	1,652	1,655,502
Deutsche Bank AG/New York NY, 2.70%, 07/13/20	4,298	4,300,708
Discover Bank, 3.10%, 06/04/20 (Call 05/04/20)	4,150	4,171,829
Fifth Third Bancorp., 2.88%, 07/27/20 (Call 06/27/20)	4,984	5,014,602
Fifth Third Bank/Cincinnati OH, 2.20%, 10/30/20 (Call 09/30/20)	350	350,840
First Horizon National Corp., 3.50%, 12/15/20 (Call 11/15/20)	1,426	1,444,139
Goldman Sachs Bank USA/New York NY, 3.20%, 06/05/20	2,492	2,510,067
Goldman Sachs Group Inc. (The)
2.60%, 04/23/20 (Call 03/23/20)	5,072	5,085,948
2.75%, 09/15/20 (Call 08/15/20)	6,368	6,406,590
5.38%, 03/15/20	6,626	6,706,638
Series D, 6.00%, 06/15/20	5,441	5,571,693
HSBC Bank USA N.A., 4.88%, 08/24/20	3,355	3,430,823
HSBC USA Inc.
2.35%, 03/05/20	4,526	4,527,946
2.75%, 08/07/20(a)	4,235	4,264,560
5.00%, 09/27/20	2,660	2,723,867
Huntington Bancshares Inc./OH, 7.00%, 12/15/20(a)	835	878,971
Huntington National Bank (The)
2.38%, 03/10/20 (Call 02/10/20)	1,525	1,526,556
2.40%, 04/01/20 (Call 03/01/20)	1,390	1,391,751
2.88%, 08/20/20 (Call 07/20/20)(a)	1,405	1,413,837
JPMorgan Chase & Co.
2.25%, 01/23/20 (Call 12/23/19)	7,971	7,973,949
2.55%, 10/29/20 (Call 09/29/20)	5,536	5,568,607
2.75%, 06/23/20 (Call 05/23/20)	5,217	5,246,320
4.25%, 10/15/20	7,033	7,187,937
4.40%, 07/22/20	6,567	6,680,478
4.95%, 03/25/20	3,262	3,300,002
KeyBank N.A./Cleveland OH, 2.25%, 03/16/20	950	951,083
KeyCorp., 2.90%, 09/15/20	3,748	3,778,696
Lloyds Bank PLC
2.40%, 03/17/20	995	996,582
2.70%, 08/17/20	2,720	2,736,293
Manufacturers & Traders Trust Co.
2.05%, 08/17/20 (Call 07/17/20)	2,535	2,536,673
2.10%, 02/06/20 (Call 01/06/20)(a)	2,500	2,500,075
Morgan Stanley
2.65%, 01/27/20	6,017	6,026,868
2.80%, 06/16/20	7,043	7,078,074
5.50%, 01/26/20	5,445	5,488,451
5.50%, 07/24/20	5,460	5,597,428
National Australia Bank Ltd./New York
2.13%, 05/22/20(a)	3,345	3,349,415
2.25%, 01/10/20(a)	2,020	2,021,273
2.63%, 07/23/20(a)	2,955	2,970,632

Security	Par (000)	Value

Banks (continued)
National Bank of Canada
2.15%, 06/12/20 (Call 05/12/20)	$2,680	$2,683,564
2.20%, 11/02/20 (Call 10/02/20)	2,915	2,923,745
Natwest Markets PLC, 5.63%, 08/24/20(a)	428	439,663
Northern Trust Corp., 3.45%, 11/04/20	1,964	1,996,033
PNC Bank N.A.
2.00%, 05/19/20 (Call 04/19/20)	3,655	3,655,110
2.30%, 06/01/20 (Call 05/01/20)(a)	2,325	2,329,511
2.45%, 11/05/20 (Call 10/05/20)	4,236	4,261,501
2.60%, 07/21/20 (Call 06/21/20)	1,930	1,939,361
PNC Financial Services Group Inc. (The) 4.38%, 08/11/20	1,469	1,496,485
5.13%, 02/08/20	1,449	1,460,563
RBC USA Holdco Corp., 5.25%, 09/15/20	1,101	1,132,301
Royal Bank of Canada 2.13%, 03/02/20	4,246	4,248,972
2.15%, 03/06/20	2,314	2,315,828
2.15%, 10/26/20(a)	5,030	5,045,140
2.35%, 10/30/20	3,803	3,822,129
Santander Holdings USA Inc., 2.65%, 04/17/20 (Call 03/17/20)	2,758	2,762,661
Santander UK Group Holdings PLC, 2.88%, 10/16/20	5,097	5,135,024
Santander UK PLC 2.13%, 11/03/20	925	925,342
2.38%, 03/16/20(a)	3,390	3,393,085
Skandinaviska Enskilda Banken AB, 2.30%, 03/11/20(a)	2,893	2,895,748
State Street Corp., 2.55%, 08/18/20	4,055	4,077,546
Sumitomo Mitsui Banking Corp. 2.45%, 01/16/20	5,025	5,028,819
2.45%, 10/20/20(a)	1,010	1,015,252
2.51%, 01/17/20	2,577	2,579,654
2.65%, 07/23/20	2,791	2,802,806
SunTrust Bank/Atlanta GA, 2.25%, 01/31/20 (Call 12/31/19)	2,012	2,013,167
SVB Financial Group, 5.38%, 09/15/20	300	308,226
Svenska Handelsbanken AB 1.95%, 09/08/20	2,738	2,739,451
2.40%, 10/01/20	3,535	3,551,615
Toronto-Dominion Bank (The) 1.85%, 09/11/20	2,168	2,168,369
2.50%, 12/14/20	7,407	7,462,478
3.00%, 06/11/20(a)	730	735,234
3.15%, 09/17/20	1,528	1,544,976
U.S. Bank N.A./Cincinnati OH 2.00%, 01/24/20 (Call 12/24/19)	2,495	2,495,449
2.05%, 10/23/20 (Call 09/23/20)	3,240	3,246,901
2.35%, 01/23/20 (Call 12/23/19)(a)	2,145	2,146,351
3.05%, 07/24/20 (Call 06/24/20)	1,560	1,572,199
UBS AG/Stamford CT 2.35%, 03/26/20	3,813	3,818,910
4.88%, 08/04/20	2,600	2,657,434
Wells Fargo & Co. 2.55%, 12/07/20	7,139	7,192,400
2.60%, 07/22/20	8,142	8,181,814
Series N, 2.15%, 01/30/20	6,130	6,132,636
Wells Fargo Bank N.A., 2.40%, 01/15/20	2,645	2,647,433
Westpac Banking Corp. 2.15%, 03/06/20	3,877	3,880,179
2.30%, 05/26/20	2,284	2,288,888
2.60%, 11/23/20	4,757	4,795,199

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.05%, 05/15/20	$1,400	$1,408,596

		432,469,024

Beverages — 2.2%
Coca-Cola Co. (The) 1.88%, 10/27/20	4,375	4,381,344
2.45%, 11/01/20	3,157	3,177,868
3.15%, 11/15/20	3,801	3,853,720
Coca-Cola European Partners PLC, 3.50%, 09/15/20	390	394,380
Coca-Cola FEMSA SAB de CV, 4.63%, 02/15/20(a)	975	981,269
Constellation Brands Inc., 2.25%, 11/06/20	1,765	1,767,789
Diageo Capital PLC 3.00%, 05/18/20	825	829,661
4.83%, 07/15/20(a)	1,619	1,651,866
Molson Coors Brewing Co., 2.25%, 03/15/20 (Call 02/15/20)	1,283	1,282,949
PepsiCo Inc. 1.85%, 04/30/20 (Call 03/30/20)	1,968	1,967,842
2.15%, 10/14/20 (Call 09/14/20)	4,074	4,087,525
3.13%, 11/01/20	3,370	3,413,945

		27,790,158

Biotechnology — 2.3%
Amgen Inc. 2.13%, 05/01/20 (Call 04/01/20)	2,258	2,259,287
2.20%, 05/11/20	2,849	2,852,248
3.45%, 10/01/20(a)	2,395	2,428,506
4.50%, 03/15/20(a)	939	946,972
Biogen Inc., 2.90%, 09/15/20	4,601	4,636,750
Bio-Rad Laboratories Inc., 4.88%, 12/15/20	999	1,024,794
Celgene Corp. 2.88%, 08/15/20	4,667	4,695,142
3.95%, 10/15/20	700	711,760
Genzyme Corp., 5.00%, 06/15/20(a)	1,221	1,244,089
Gilead Sciences Inc. 2.35%, 02/01/20	2,390	2,391,888
2.55%, 09/01/20	5,313	5,341,637

		28,533,073

Building Materials — 0.1%
Fortune Brands Home & Security Inc., 3.00%, 06/15/20 (Call 05/15/20)	567	569,432
Johnson Controls International PLC, 5.00%, 03/30/20	880	889,680

		1,459,112

Chemicals — 1.0%
DuPont de Nemours Inc., 3.77%, 11/15/20(a)	4,134	4,210,355
Ecolab Inc., 2.25%, 01/12/20	899	899,360
International Flavors & Fragrances Inc., 3.40%, 09/25/20	1,192	1,204,766
Nutrien Ltd., 4.88%, 03/30/20(a)	907	916,732
PPG Industries Inc., 3.60%, 11/15/20	1,147	1,165,467
Praxair Inc., 2.25%, 09/24/20	1,515	1,520,136
Sherwin-Williams Co. (The), 2.25%, 05/15/20(a)	2,369	2,370,184

		12,287,000

Commercial Services — 0.6%
Automatic Data Processing Inc., 2.25%, 09/15/20 (Call 08/15/20)	3,120	3,132,449
Block Financial LLC, 4.13%, 10/01/20 (Call 09/01/20)	1,978	2,010,103
Moody’s Corp., 5.50%, 09/01/20	1,218	1,252,409
S&P Global Inc., 3.30%, 08/14/20 (Call 07/14/20)	1,650	1,665,592

		8,060,553

Security	Par (000)	Value

Computers — 2.6%
Apple Inc. 1.55%, 02/07/20	$2,987	$2,982,310
1.80%, 05/11/20	2,485	2,484,826
1.90%, 02/07/20	2,539	2,539,533
2.00%, 05/06/20	3,724	3,727,501
2.00%, 11/13/20	2,911	2,919,296
Hewlett Packard Enterprise Co., 3.60%, 10/15/20 (Call 09/15/20)	8,181	8,290,135
HP Inc., 3.75%, 12/01/20	1,628	1,656,620
IBM Credit LLC, 3.45%, 11/30/20	3,640	3,704,901
International Business Machines Corp. 1.63%, 05/15/20	2,420	2,416,999
1.90%, 01/27/20	1,530	1,529,985

		32,252,106

Cosmetics & Personal Care — 0.4%
Estee Lauder Companies Inc. (The), 1.80%, 02/07/20	1,401	1,400,075
Procter & Gamble Co. (The), 1.90%, 10/23/20	290	290,366
Unilever Capital Corp. 1.80%, 05/05/20(a)	2,950	2,949,115
2.10%, 07/30/20	965	966,727

		5,606,283

Diversified Financial Services — 5.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.25%, 07/01/20	1,245	1,262,169
4.63%, 10/30/20	2,215	2,267,872
Air Lease Corp. 2.13%, 01/15/20(a)	1,788	1,788,000
4.75%, 03/01/20	1,212	1,222,157
Ally Financial Inc., 8.00%, 03/15/20	1,000	1,019,850
American Express Co., 2.20%, 10/30/20 (Call 09/29/20)	3,173	3,181,789
American Express Credit Corp. 2.20%, 03/03/20 (Call 02/01/20)	4,737	4,739,605
2.38%, 05/26/20 (Call 04/25/20)	6,391	6,404,293
Series F, 2.60%, 09/14/20 (Call 08/14/20)	4,513	4,537,460
Ameriprise Financial Inc., 5.30%, 03/15/20	1,562	1,580,213
Capital One Financial Corp. 2.40%, 10/30/20 (Call 09/30/20)(a)	1,000	1,004,010
2.50%, 05/12/20 (Call 04/12/20)	4,656	4,665,871
Charles Schwab Corp. (The), 4.45%, 07/22/20	1,781	1,813,022
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	15,604	15,590,425
Intercontinental Exchange Inc., 2.75%, 12/01/20 (Call 11/01/20)	3,856	3,888,468
International Lease Finance Corp., 8.25%, 12/15/20	3,272	3,492,140
Nomura Holdings Inc., 6.70%, 03/04/20	2,750	2,790,617
Stifel Financial Corp., 3.50%, 12/01/20	796	804,780
Synchrony Financial, 2.70%, 02/03/20 (Call 01/03/20)	2,776	2,777,915
Visa Inc., 2.20%, 12/14/20 (Call 11/14/20)	8,449	8,491,245
Western Union Co. (The), 5.25%, 04/01/20(a)	327	330,254

		73,652,155

Electric — 4.0%
Ameren Corp., 2.70%, 11/15/20 (Call 10/15/20)	1,341	1,349,609
American Electric Power Co. Inc., 2.15%, 11/13/20	1,299	1,301,377
Berkshire Hathaway Energy Co., 2.40%, 02/01/20 (Call 01/01/20)(a)	683	683,512
Commonwealth Edison Co., 4.00%, 08/01/20 (Call 05/01/20)	175	176,715
Consolidated Edison Co. of New York Inc., 4.45%, 06/15/20.	485	492,290
Consolidated Edison Inc., Series A, 2.00%, 03/15/20	1,832	1,831,744

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Dominion Energy Inc., 2.58%, 07/01/20(a)	$3,354	$3,363,123
DTE Electric Co., 3.45%, 10/01/20 (Call 07/01/20)	640	646,688
Duke Energy Carolinas LLC, 4.30%, 06/15/20	222	225,206
Duke Energy Indiana LLC, 3.75%, 07/15/20	1,387	1,404,227
Edison International, 2.13%, 04/15/20	1,465	1,459,858
Entergy Corp., 5.13%, 09/15/20 (Call 06/15/20)(a)	973	990,135
Exelon Corp. 2.85%, 06/15/20 (Call 05/15/20)	2,941	2,953,088
5.15%, 12/01/20 (Call 09/01/20)	1,916	1,963,574
Exelon Generation Co. LLC 2.95%, 01/15/20 (Call 12/15/19)	2,571	2,573,365
4.00%, 10/01/20 (Call 07/01/20)(a)	1,901	1,925,599
Georgia Power Co. 2.00%, 03/30/20	912	911,736
Series C, 2.00%, 09/08/20	1,743	1,743,331
IPALCO Enterprises Inc., 3.45%, 07/15/20 (Call 06/15/20)(a)	115	115,645
Kentucky Utilities Co., 3.25%, 11/01/20 (Call 08/01/20)(a)	600	606,120
LG&E & KU Energy LLC, 3.75%, 11/15/20 (Call 08/15/20)	1,239	1,254,946
National Rural Utilities Cooperative Finance Corp. 2.00%, 01/27/20 (Call 12/27/19)(a)	973	973,126
2.30%, 11/01/20 (Call 10/01/20)	1,572	1,577,643
2.35%, 06/15/20 (Call 05/15/20)	940	941,664
Nevada Power Co., Series BB, 2.75%, 04/15/20	1,165	1,169,462
NextEra Energy Capital Holdings Inc., Series H, 3.34%, 09/01/20	1,625	1,642,436
Northern States Power Co./MN, 2.20%, 08/15/20 (Call 07/15/20)(a)	970	972,503
NV Energy Inc., 6.25%, 11/15/20	1,510	1,574,915
Pinnacle West Capital Corp., 2.25%, 11/30/20	294	294,462
PSEG Power LLC, 5.13%, 04/15/20	505	511,797
Public Service Co. of Colorado, 3.20%, 11/15/20 (Call 05/15/20)	1,225	1,234,028
Puget Energy Inc., 6.50%, 12/15/20(a)	695	727,053
Sempra Energy 2.40%, 02/01/20	807	807,468
2.40%, 03/15/20 (Call 02/15/20)	1,403	1,403,645
2.85%, 11/15/20 (Call 10/15/20)	1,557	1,567,416
Southern Co. (The), 2.75%, 06/15/20 (Call 05/15/20)	2,985	2,996,283
Southern Power Co., Series 15-B, 2.38%, 06/01/20 (Call 05/01/20)	733	733,652
TECO Finance Inc., 5.15%, 03/15/20(a)	1,196	1,208,223
UIL Holdings Corp., 4.63%, 10/01/20	150	153,351
WEC Energy Group Inc., 2.45%, 06/15/20 (Call 05/15/20)	1,238	1,240,798
Xcel Energy Inc., 4.70%, 05/15/20 (Call 11/15/19)	325	325,696

		50,027,509

Electrical Components & Equipment — 0.0%
Emerson Electric Co., 4.25%, 11/15/20	365	373,778

Electronics — 0.2%
Amphenol Corp., 2.20%, 04/01/20	1,276	1,276,179
Avnet Inc., 5.88%, 06/15/20(a)	425	433,398
Jabil Inc., 5.63%, 12/15/20	820	847,929

		2,557,506

Environmental Control — 0.3%
Republic Services Inc., 5.00%, 03/01/20	1,802	1,818,615
Waste Management Inc., 4.75%, 06/30/20	1,987	2,022,726

		3,841,341

Security	Par (000)	Value

Food — 1.2%
Hershey Co. (The) 2.90%, 05/15/20(a)	$1,355	$1,361,545
4.13%, 12/01/20	430	439,770
Ingredion Inc., 4.63%, 11/01/20	1,020	1,043,776
JM Smucker Co. (The), 2.50%, 03/15/20	1,347	1,349,128
Kellogg Co., 4.00%, 12/15/20	2,683	2,739,531
Kraft Heinz Foods Co., 2.80%, 07/02/20 (Call 06/02/20)(a)	540	541,074
Kroger Co. (The), 6.15%, 01/15/20	1,459	1,470,322
Mondelez International Inc. 3.00%, 05/07/20(a)	1,605	1,613,041
5.38%, 02/10/20(a)	1,020	1,028,874
Sysco Corp., 2.60%, 10/01/20 (Call 09/01/20)	3,293	3,311,144

		14,898,205

Gas — 0.2%
Dominion Energy Gas Holdings LLC, 2.80%, 11/15/20 (Call 10/15/20)	2,044	2,059,269

Health Care - Products — 0.7%
Becton Dickinson and Co. 2.40%, 06/05/20	2,070	2,073,622
3.25%, 11/12/20	2,279	2,304,935
Stryker Corp., 4.38%, 01/15/20	445	447,087
Zimmer Biomet Holdings Inc., 2.70%, 04/01/20 (Call 03/01/20)	4,031	4,038,377

		8,864,021

Health Care - Services — 1.6%
Anthem Inc. 2.50%, 11/21/20	2,708	2,722,813
4.35%, 08/15/20	2,435	2,479,390
Cigna Holding Co., 5.13%, 06/15/20	855	870,997
Humana Inc., 2.50%, 12/15/20	1,400	1,406,202
Laboratory Corp. of America Holdings 2.63%, 02/01/20	1,986	1,988,045
4.63%, 11/15/20 (Call 08/15/20)	760	774,980
Quest Diagnostics Inc. 2.50%, 03/30/20 (Call 02/29/20)	1,161	1,162,010
4.75%, 01/30/20	280	281,663
UnitedHealth Group Inc. 1.95%, 10/15/20(a)	340	340,517
2.70%, 07/15/20	6,582	6,622,216
3.88%, 10/15/20 (Call 07/15/20)(a)	1,931	1,957,493

		20,606,326

Holding Companies - Diversified — 0.1%
Ares Capital Corp., 3.88%, 01/15/20 (Call 12/15/19)	792	793,505
FS KKR Capital Corp., 4.25%, 01/15/20 (Call 12/15/19)	363	363,236

		1,156,741

Home Builders — 0.1%
DR Horton Inc. 2.55%, 12/01/20	435	436,536
4.00%, 02/15/20	1,326	1,332,550

		1,769,086

Housewares — 0.1%
Newell Brands Inc., 4.70%, 08/15/20(a)	641	651,064

Insurance — 2.1%
AEGON Funding Co. LLC, 5.75%, 12/15/20	1,151	1,198,110
Alleghany Corp., 5.63%, 09/15/20(a)	187	192,833
American International Group Inc. 3.38%, 08/15/20	2,867	2,898,967

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
6.40%, 12/15/20	$1,972	$2,068,174
Aon Corp., 5.00%, 09/30/20	2,329	2,391,417
AXIS Specialty Finance LLC, 5.88%, 06/01/20	1,576	1,609,679
Berkshire Hathaway Finance Corp., 2.90%, 10/15/20	2,126	2,149,386
Chubb INA Holdings Inc., 2.30%, 11/03/20 (Call 10/03/20)	2,975	2,984,282
Hartford Financial Services Group Inc. (The), 5.50%, 03/30/20	2,413	2,446,734
Lincoln National Corp., 6.25%, 02/15/20	260	262,675
Manulife Financial Corp., 4.90%, 09/17/20	465	476,788
Marsh & McLennan Companies Inc., 2.35%, 03/06/20 (Call 02/06/20)	2,164	2,165,623
Prudential Financial Inc. 4.50%, 11/15/20	1,160	1,189,789
5.38%, 06/21/20(a)	2,330	2,381,167
Travelers Companies Inc. (The), 3.90%, 11/01/20	1,435	1,462,753
Unum Group, 5.63%, 09/15/20(a)	580	597,864
WR Berkley Corp., 5.38%, 09/15/20	150	154,049

		26,630,290

Internet — 0.9%
Amazon.com Inc., 1.90%, 08/21/20	4,328	4,331,203
Baidu Inc., 3.00%, 06/30/20(a)	942	946,220
eBay Inc. 2.15%, 06/05/20(a)	2,076	2,076,623
3.25%, 10/15/20 (Call 07/15/20)	1,399	1,411,996
Expedia Group Inc., 5.95%, 08/15/20(a)	2,408	2,477,519

		11,243,561

Leisure Time — 0.3%
Carnival Corp., 3.95%, 10/15/20	2,292	2,334,952
Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	1,133	1,139,605

		3,474,557

Lodging — 0.0%
Marriott International Inc./MD, 3.38%, 10/15/20 (Call 07/15/20)	369	372,494

Machinery — 1.8%
ABB Finance USA Inc., 2.80%, 04/03/20	778	780,451
Caterpillar Financial Services Corp. 1.85%, 09/04/20	1,270	1,268,857
2.00%, 03/05/20(a)	2,307	2,307,415
2.10%, 01/10/20	2,256	2,256,564
2.95%, 05/15/20	2,118	2,129,670
3.35%, 12/07/20	1,409	1,429,135
CNH Industrial Capital LLC, 4.38%, 11/06/20(a)	1,174	1,198,877
IDEX Corp., 4.50%, 12/15/20 (Call 09/15/20)(a)	460	468,616
John Deere Capital Corp. 1.70%, 01/15/20	1,591	1,589,791
1.95%, 06/22/20(a)	1,704	1,704,596
2.05%, 03/10/20(a)	870	870,043
2.20%, 03/13/20	603	603,603
2.38%, 07/14/20	2,185	2,192,342
Series 0014, 2.45%, 09/11/20(a)	814	817,883
Rockwell Automation Inc., 2.05%, 03/01/20 (Call 02/01/20)	300	299,877
Roper Technologies Inc., 3.00%, 12/15/20 (Call 11/15/20)	2,275	2,298,455

		22,216,175

Manufacturing — 1.0%
3M Co., 2.00%, 08/07/20	777	777,863
General Electric Co. 2.20%, 01/09/20 (Call 12/09/19)	2,727	2,725,691
4.38%, 09/16/20	4,295	4,369,905

Security	Par (000)	Value

Manufacturing (continued)
5.50%, 01/08/20	$2,559	$2,574,328
5.55%, 05/04/20	1,647	1,672,001
Ingersoll-Rand Luxembourg Finance SA, 2.63%, 05/01/20 (Call 04/01/20)	849	850,486

		12,970,274

Media — 1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 07/23/20 (Call 06/23/20)	5,522	5,570,152
Comcast Corp., 3.30%, 10/01/20	2,977	3,017,963
Discovery Communications LLC, 2.80%, 06/15/20 (Call 05/15/20)(a)	1,067	1,071,428
Time Warner Cable LLC, 5.00%, 02/01/20	3,892	3,916,987
TWDC Enterprises 18 Corp. 1.80%, 06/05/20	2,082	2,083,499
1.95%, 03/04/20	950	950,076
2.15%, 09/17/20	2,367	2,372,894
Walt Disney Co. (The), 5.65%, 08/15/20(b)	941	968,835

		19,951,834

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp., 2.25%, 06/15/20 (Call 05/15/20) .	1,401	1,403,396

Mining — 0.0%
Southern Copper Corp., 5.38%, 04/16/20	249	252,374

Oil & Gas — 3.9%
BP Capital Markets America Inc., 4.50%, 10/01/20	4,172	4,269,291
BP Capital Markets PLC 2.32%, 02/13/20	4,313	4,317,615
2.52%, 01/15/20	2,747	2,750,324
Chevron Corp. 1.96%, 03/03/20 (Call 02/03/20)	4,609	4,609,599
1.99%, 03/03/20(a)	1,535	1,535,246
2.42%, 11/17/20 (Call 10/17/20)	3,657	3,678,467
2.43%, 06/24/20 (Call 05/24/20)	1,951	1,957,185
EOG Resources Inc., 2.45%, 04/01/20 (Call 03/01/20)	1,183	1,184,893
EQT Corp., 2.50%, 10/01/20 (Call 09/01/20)	990	988,287
Exxon Mobil Corp., 1.91%, 03/06/20 (Call 02/06/20)	3,765	3,765,376
Marathon Petroleum Corp., 3.40%, 12/15/20 (Call 11/15/20)	1,908	1,934,464
Pioneer Natural Resources Co., 7.50%, 01/15/20	479	483,713
Shell International Finance BV 2.13%, 05/11/20	5,678	5,683,053
2.25%, 11/10/20	3,370	3,384,356
4.38%, 03/25/20	3,853	3,890,798
Total Capital SA, 4.45%, 06/24/20	4,718	4,794,998

		49,227,665

Packaging & Containers — 0.1%
Packaging Corp. of America, 2.45%, 12/15/20	644	646,248

Pharmaceuticals — 4.6%
AbbVie Inc., 2.50%, 05/14/20 (Call 04/14/20)	9,945	9,959,918
Allergan Funding SCS, 3.00%, 03/12/20 (Call 02/12/20)	7,149	7,164,942
Allergan Inc./U.S., 3.38%, 09/15/20	1,491	1,506,939
AstraZeneca PLC, 2.38%, 11/16/20	4,982	5,005,316
Cardinal Health Inc., 4.63%, 12/15/20	1,123	1,153,568
Cigna Corp. 3.20%, 09/17/20	4,554	4,600,451
4.13%, 09/15/20(b)	990	1,007,731

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
CVS Health Corp. 2.80%, 07/20/20 (Call 06/20/20)	$8,739	$8,784,093
3.13%, 03/09/20	500	501,870
Express Scripts Holding Co., 2.60%, 11/30/20(a)	1,551	1,559,422
Johnson & Johnson 1.95%, 11/10/20	1,231	1,232,785
2.95%, 09/01/20	1,260	1,272,512
McKesson Corp., 3.65%, 11/30/20	2,130	2,160,842
Mead Johnson Nutrition Co., 3.00%, 11/15/20	1,932	1,951,108
Merck & Co. Inc., 1.85%, 02/10/20	2,528	2,527,343
Mylan NV, 3.75%, 12/15/20 (Call 11/15/20)	1,529	1,551,400
Novartis Capital Corp. 1.80%, 02/14/20	1,929	1,929,424
4.40%, 04/24/20	2,069	2,093,683
Pfizer Inc., 5.20%, 08/12/20	620	635,512
Zoetis Inc., 3.45%, 11/13/20 (Call 10/13/20)(a)	1,572	1,591,744

		58,190,603

Pipelines — 2.5%
Columbia Pipeline Group Inc., 3.30%, 06/01/20 (Call 05/01/20)	1,315	1,321,877
Enbridge Energy Partners LP 4.38%, 10/15/20 (Call 09/15/20)	1,336	1,362,399
5.20%, 03/15/20	1,308	1,322,310
Energy Transfer Operating LP 4.15%, 10/01/20 (Call 08/01/20)	2,889	2,930,342
7.50%, 10/15/20	3,495	3,666,220
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.75%, 09/01/20 (Call 06/01/20)	1,030	1,050,940
Enterprise Products Operating LLC 5.20%, 09/01/20	3,117	3,199,507
5.25%, 01/31/20	1,503	1,514,393
Kinder Morgan Energy Partners LP 5.30%, 09/15/20	1,413	1,450,402
6.50%, 04/01/20	1,595	1,622,641
6.85%, 02/15/20	1,517	1,536,660
Kinder Morgan Inc./DE, 6.50%, 09/15/20(a)	900	932,256
Plains All American Pipeline LP/PAA Finance Corp., 5.75%, 01/15/20(a)	926	932,186
TransCanada PipeLines Ltd., 3.80%, 10/01/20	3,031	3,080,284
Williams Companies Inc. (The) 4.13%, 11/15/20 (Call 08/15/20)	1,562	1,586,586
5.25%, 03/15/20	3,240	3,275,316

		30,784,319

Real Estate Investment Trusts — 0.8%
American Campus Communities Operating Partnership LP, 3.35%, 10/01/20 (Call 09/01/20)	1,216	1,228,732
American Tower Corp., 2.80%, 06/01/20 (Call 05/01/20)	3,214	3,226,052
AvalonBay Communities Inc., 3.63%, 10/01/20 (Call 07/01/20)	962	972,313
ERP Operating LP, 4.75%, 07/15/20 (Call 04/15/20)	1,679	1,699,853
Office Properties Income Trust, 3.60%, 02/01/20 (Call 01/01/20)(a)	585	585,924
Simon Property Group LP, 2.50%, 09/01/20 (Call 06/01/20) .	2,570	2,578,018

		10,290,892

Retail — 2.5%
AutoNation Inc., 5.50%, 02/01/20	892	898,770
AutoZone Inc., 4.00%, 11/15/20 (Call 08/15/20)	665	675,135
Costco Wholesale Corp., 1.75%, 02/15/20	1,123	1,122,124

Security	Par (000)	Value

Retail (continued)
Home Depot Inc. (The) 1.80%, 06/05/20	$2,044	$2,043,571
3.95%, 09/15/20 (Call 06/15/20)	1,183	1,198,213
Lowe’s Companies Inc., 4.63%, 04/15/20 (Call 12/02/19)(a) .	845	846,665
McDonald’s Corp. 2.20%, 05/26/20 (Call 04/26/20)	2,723	2,726,840
2.75%, 12/09/20 (Call 11/09/20)	4,002	4,037,658
3.50%, 07/15/20	965	975,760
Nordstrom Inc., 4.75%, 05/01/20(a)	997	1,009,243
Starbucks Corp., 2.20%, 11/22/20	1,323	1,327,154
Target Corp., 3.88%, 07/15/20(a)	2,676	2,713,785
Walmart Inc. 1.90%, 12/15/20	5,141	5,153,338
2.85%, 06/23/20(a)	2,485	2,502,420
3.25%, 10/25/20	1,240	1,258,079
3.63%, 07/08/20	2,335	2,362,833

		30,851,588

Semiconductors — 1.8%
Analog Devices Inc., 2.85%, 03/12/20	1,485	1,488,757
Applied Materials Inc., 2.63%, 10/01/20 (Call 09/01/20)	1,608	1,617,455
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 01/15/20	6,065	6,067,911
Intel Corp. 1.85%, 05/11/20	2,134	2,134,064
2.45%, 07/29/20	4,957	4,979,901
Lam Research Corp., 2.75%, 03/15/20 (Call 02/15/20)	955	956,461
QUALCOMM Inc., 2.25%, 05/20/20	4,668	4,676,776
Texas Instruments Inc., 1.75%, 05/01/20 (Call 04/01/20)	1,302	1,300,972

		23,222,297

Software — 2.6%
Adobe Inc., 4.75%, 02/01/20	1,789	1,801,076
Autodesk Inc., 3.13%, 06/15/20 (Call 05/15/20)	1,340	1,346,553
Broadridge Financial Solutions Inc., 3.95%, 09/01/20	900	914,391
Fidelity National Information Services Inc., 3.63%, 10/15/20 (Call 09/15/20)	4,094	4,151,889
Fiserv Inc., 2.70%, 06/01/20 (Call 05/01/20)	2,175	2,182,308
Microsoft Corp. 1.85%, 02/06/20	2,848	2,848,456
1.85%, 02/12/20 (Call 01/12/20)	2,580	2,580,180
2.00%, 11/03/20 (Call 10/03/20)	6,074	6,088,274
3.00%, 10/01/20	4,173	4,221,282
Oracle Corp., 3.88%, 07/15/20(a)	3,745	3,795,670
VMware Inc., 2.30%, 08/21/20	3,154	3,156,712

		33,086,791

Telecommunications — 1.7%
America Movil SAB de CV, 5.00%, 03/30/20	593	599,938
AT&T Inc., 2.45%, 06/30/20 (Call 05/30/20)	6,579	6,597,158
Cisco Systems Inc. 2.45%, 06/15/20	3,836	3,850,538
4.45%, 01/15/20	5,504	5,532,181
Corning Inc., 4.25%, 08/15/20	500	508,245
Telefonica Emisiones SA, 5.13%, 04/27/20	4,483	4,547,735

		21,635,795

Transportation — 0.4%
Canadian National Railway Co., 2.40%, 02/03/20(a)	618	618,581
Norfolk Southern Railway Co., 9.75%, 06/15/20	912	954,490
Ryder System Inc. 2.50%, 05/11/20 (Call 04/11/20)	918	919,414
2.65%, 03/02/20 (Call 02/20/20)	946	947,457

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2020 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Transportation (continued)
2.88%, 09/01/20 (Call 08/01/20)	$244	$245,430
Union Pacific Corp., 2.25%, 06/19/20 (Call 05/19/20)(a)	1,135	1,137,043
United Parcel Service of America Inc., 8.38%, 04/01/20	777	796,992

		5,619,407

Trucking & Leasing — 0.1%
GATX Corp., 2.60%, 03/30/20 (Call 02/28/20)	857	858,397

Total Corporate Bonds & Notes — 94.8% (Cost: $1,183,251,184)		1,188,609,700

Short-Term Investments

Money Market Funds — 7.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(c)(d)(e)	26,992	27,005,019
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(c)(d)	63,310	63,310,000

		90,315,019

Total Short-Term Investments — 7.2% (Cost: $90,309,282)		90,315,019

Total Investments in Securities — 102.0% (Cost: $1,273,560,466)		1,278,924,719

Other Assets, Less Liabilities — (2.0)%		(24,517,195)

Net Assets — 100.0%		$1,254,407,524

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/18	Par/Shares Purchased		Par/Shares Sold		Par/Shares Held at 10/31/19	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)		(000)	10/31/19	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	35,651	—		(8,659	)(b)	26,992	$27,005,019	$92,246	(c)	$13,151		$1,717
BlackRock Cash Funds: Treasury, SL Agency Shares	16,505	46,805	(b)	—		63,310	63,310,000	521,708		—		—
PNC Bank N.A. 2.00%, 05/19/20(d)	1,850	1,805		—		3,655	N/A	73,642		—		31,051
2.30%, 06/01/20(d)	1,720	705		(100)		2,325	N/A	55,700		786		26,638
2.45%, 11/05/20(d)	2,060	2,176		—		4,236	N/A	80,546		—		28,329
2.60%, 07/21/20(d)	550	1,380		—		1,930	N/A	39,129		—		5,849
PNC Financial Services Group Inc. (The) 4.38%, 08/11/20(d)	1,114	355		—		1,469	N/A	34,010		—		11,895
5.13%, 02/08/20(d)	1,399	50		—		1,449	N/A	38,437		—		10,133

							$90,315,019	$935,418		$13,937		$115,612

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2020 Term Corporate ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$1,188,609,700	$—	$1,188,609,700
Money Market Funds	90,315,019	—	—	90,315,019

	$90,315,019	$1,188,609,700	$—	$1,278,924,719

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.3%
Interpublic Group of Companies Inc. (The), 3.75%, 10/01/21	$1,728	$1,777,144
WPP Finance 2010, 4.75%, 11/21/21	1,898	1,992,217

		3,769,361

Aerospace & Defense — 1.6%
Boeing Co. (The) 2.30%, 08/01/21(a)	1,106	1,113,123
2.35%, 10/30/21	2,065	2,080,116
8.75%, 08/15/21	127	141,712
General Dynamics Corp. 3.00%, 05/11/21	4,966	5,056,481
3.88%, 07/15/21 (Call 04/15/21)	1,106	1,137,609
L3Harris Technologies Inc., 4.95%, 02/15/21 (Call 11/15/20)(b)	1,464	1,505,460
Lockheed Martin Corp., 3.35%, 09/15/21	2,770	2,849,000
Northrop Grumman Corp., 3.50%, 03/15/21	2,811	2,868,991
United Technologies Corp. 1.95%, 11/01/21 (Call 10/01/21)	3,036	3,039,370
3.35%, 08/16/21	1,948	1,997,810

		21,789,672

Agriculture — 0.8%
Altria Group Inc., 4.75%, 05/05/21(a)	4,556	4,732,636
Archer-Daniels-Midland Co., 4.48%, 03/01/21(a)	792	817,376
Philip Morris International Inc. 1.88%, 02/25/21 (Call 01/25/21)(a)	2,302	2,301,954
2.90%, 11/15/21(a)	2,158	2,199,023
4.13%, 05/17/21	405	418,414

		10,469,403

Airlines — 0.1%
Delta Air Lines Inc., 3.40%, 04/19/21	1,448	1,467,953

Apparel — 0.1%
VF Corp., 3.50%, 09/01/21 (Call 06/01/21)	700	717,892

Auto Manufacturers — 5.3%
American Honda Finance Corp. 1.65%, 07/12/21	1,600	1,595,120
1.70%, 09/09/21	2,861	2,853,762
2.65%, 02/12/21(a)	2,885	2,915,293
3.15%, 01/08/21	486	493,421
3.38%, 12/10/21	1,139	1,174,571
Ford Motor Credit Co. LLC 3.20%, 01/15/21	2,820	2,830,124
3.34%, 03/18/21(a)	5,010	5,040,060
3.47%, 04/05/21	3,439	3,464,174
3.81%, 10/12/21	2,303	2,340,032
5.09%, 01/07/21(a)	1,575	1,614,107
5.75%, 02/01/21(a)	2,741	2,835,071
5.88%, 08/02/21	3,998	4,191,064
General Motors Financial Co. Inc. 3.20%, 07/06/21 (Call 06/06/21)(a)	5,205	5,268,813
3.55%, 04/09/21(a)	1,000	1,016,060
4.20%, 03/01/21 (Call 02/01/21)	4,537	4,637,721
4.20%, 11/06/21	4,043	4,176,743
4.38%, 09/25/21	3,157	3,267,684
PACCAR Financial Corp. 2.80%, 03/01/21(a)	1,851	1,871,657
3.10%, 05/10/21	902	919,201

Security	Par (000)	Value

Auto Manufacturers (continued)
3.15%, 08/09/21	$732	$749,729
Toyota Motor Corp., 3.18%, 07/20/21	1,987	2,033,714
Toyota Motor Credit Corp. 1.80%, 10/07/21	1,000	1,000,370
1.90%, 04/08/21(a)	2,808	2,813,195
2.75%, 05/17/21	2,120	2,150,443
2.95%, 04/13/21	2,826	2,871,583
3.05%, 01/08/21	1,990	2,018,835
3.40%, 09/15/21	2,501	2,573,779
4.25%, 01/11/21	1,540	1,584,845

		70,301,171

Banks — 36.2%
Associated Bank N.A./Green Bay WI, 3.50%, 08/13/21 (Call 07/13/21)	1,172	1,195,159
Australia & New Zealand Banking Group Ltd., 3.30%, 05/17/21	2,190	2,236,034
Australia & New Zealand Banking Group Ltd./New York NY 2.30%, 06/01/21	3,057	3,075,831
2.55%, 11/23/21(a)	1,812	1,835,357
Bancolombia SA, 5.95%, 06/03/21(a)	1,965	2,070,501
Bank of America Corp. 2.63%, 04/19/21(a)	5,284	5,340,433
5.00%, 05/13/21(a)	2,565	2,679,502
5.88%, 01/05/21(a)	2,200	2,299,462
Bank of Montreal 1.90%, 08/27/21	6,966	6,978,539
Series D, 3.10%, 04/13/21	1,271	1,294,450
Bank of New York Mellon Corp. (The) 2.05%, 05/03/21 (Call 04/03/21)	4,352	4,362,706
2.50%, 04/15/21 (Call 03/15/21)	3,600	3,631,068
3.55%, 09/23/21 (Call 08/23/21)	2,900	2,989,610
4.15%, 02/01/21	555	570,152
Bank of Nova Scotia (The) 2.45%, 03/22/21(a)	4,935	4,975,714
2.50%, 01/08/21	3,565	3,591,381
2.80%, 07/21/21	2,305	2,340,082
3.13%, 04/20/21	2,108	2,145,986
4.38%, 01/13/21	1,799	1,851,945
Barclays Bank PLC, 2.65%, 01/11/21 (Call 12/11/20)	4,723	4,759,320
Barclays PLC 3.20%, 08/10/21(a)	3,457	3,512,105
3.25%, 01/12/21	3,425	3,463,908
BB&T Corp. 2.05%, 05/10/21 (Call 04/09/21)(a)	4,395	4,402,032
2.15%, 02/01/21 (Call 01/01/21)(a)	2,681	2,689,338
3.20%, 09/03/21 (Call 08/03/21)	1,167	1,191,962
BBVA USA, 3.50%, 06/11/21 (Call 05/11/21)	2,289	2,331,804
BNP Paribas SA, 5.00%, 01/15/21	6,701	6,946,659
BPCE SA 2.65%, 02/03/21	1,754	1,768,225
2.75%, 12/02/21	3,030	3,075,177
Branch Banking & Trust Co., 2.85%, 04/01/21 (Call 03/01/21)	1,514	1,532,758
Canadian Imperial Bank of Commerce, 2.70%, 02/02/21	3,015	3,045,060
Capital One N.A. 2.25%, 09/13/21 (Call 08/13/21)	2,621	2,630,278
2.95%, 07/23/21 (Call 06/23/21)	2,580	2,618,313
Citibank N.A. 2.85%, 02/12/21 (Call 01/12/21)	2,720	2,750,736
3.40%, 07/23/21 (Call 06/23/21)	1,930	1,977,053

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Citigroup Inc. 2.35%, 08/02/21	$5,142	$5,173,726
2.70%, 03/30/21	7,990	8,068,222
2.90%, 12/08/21 (Call 11/08/21)	6,570	6,685,698
Citizens Bank N.A./Providence RI, 2.55%, 05/13/21 (Call 04/13/21)	2,204	2,221,654
Citizens Financial Group Inc., 2.38%, 07/28/21 (Call 06/28/21)(a)	1,610	1,615,651
Commonwealth Bank of Australia/New York NY, 2.55%, 03/15/21	1,769	1,784,886
Cooperatieve Rabobank UA, 4.50%, 01/11/21	5,187	5,343,388
Cooperatieve Rabobank UA/NY 2.50%, 01/19/21	6,024	6,067,734
3.13%, 04/26/21	1,773	1,805,020
Credit Suisse AG/New York NY, 3.00%, 10/29/21	4,618	4,705,419
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 04/16/21	3,820	3,888,072
Deutsche Bank AG 3.13%, 01/13/21	2,202	2,212,217
3.38%, 05/12/21(a)	3,399	3,428,775
Deutsche Bank AG/New York NY 3.13%, 01/13/21(a)	322	323,175
3.15%, 01/22/21	7,158	7,186,346
3.38%, 05/12/21(a)	4,005	4,024,264
4.25%, 02/04/21	1,225	1,245,139
4.25%, 10/14/21	3,968	4,062,478
Discover Bank, 3.20%, 08/09/21 (Call 07/09/21)	2,090	2,125,091
Fifth Third Bank/Cincinnati OH 2.25%, 06/14/21 (Call 05/14/21)	3,250	3,266,477
2.88%, 10/01/21 (Call 09/01/21)	2,474	2,514,722
3.35%, 07/26/21 (Call 06/26/21)	610	623,768
Goldman Sachs Group Inc. (The) 2.35%, 11/15/21 (Call 11/15/20)	5,255	5,273,025
2.63%, 04/25/21 (Call 03/25/21)(a)	4,600	4,641,630
2.88%, 02/25/21 (Call 01/25/21)	4,180	4,223,012
5.25%, 07/27/21	8,985	9,474,593
HSBC Holdings PLC 2.95%, 05/25/21	6,094	6,173,649
3.40%, 03/08/21	7,978	8,117,854
5.10%, 04/05/21	6,231	6,494,322
Huntington Bancshares Inc./OH, 3.15%, 03/14/21 (Call 02/14/21)	2,907	2,948,599
Huntington National Bank (The), 3.25%, 05/14/21 (Call 04/14/21)	1,093	1,113,581
JPMorgan Chase & Co. 2.30%, 08/15/21 (Call 08/15/20)	6,805	6,820,992
2.40%, 06/07/21 (Call 05/07/21)	3,914	3,941,594
2.55%, 03/01/21 (Call 02/01/21)	7,507	7,568,032
4.35%, 08/15/21(a)	7,315	7,624,351
4.63%, 05/10/21(a)	4,216	4,383,755
KeyBank N.A./Cleveland OH 2.50%, 11/22/21(a)	1,846	1,864,534
3.35%, 06/15/21	804	821,310
KeyCorp., 5.10%, 03/24/21	3,724	3,878,174
Lloyds Bank PLC 3.30%, 05/07/21	3,166	3,221,943
6.38%, 01/21/21(a)	1,361	1,433,160
Lloyds Banking Group PLC, 3.10%, 07/06/21(a)	3,051	3,099,419
Manufacturers & Traders Trust Co., 2.63%, 01/25/21 (Call 12/25/20)	1,810	1,823,684

Security	Par (000)	Value

Banks (continued)
Mitsubishi UFJ Financial Group Inc. 2.19%, 09/13/21	$3,848	$3,852,079
2.95%, 03/01/21	5,494	5,551,852
3.54%, 07/26/21(a)	2,514	2,571,923
Mizuho Financial Group Inc., 2.27%, 09/13/21	3,400	3,410,506
Morgan Stanley 2.50%, 04/21/21	6,195	6,240,100
2.63%, 11/17/21	6,872	6,948,692
5.50%, 07/28/21	8,399	8,887,486
5.75%, 01/25/21	5,295	5,533,804
National Australia Bank Ltd./New York 1.88%, 07/12/21	2,682	2,681,329
2.50%, 01/12/21	3,822	3,849,251
2.63%, 01/14/21	2,395	2,415,549
3.38%, 09/20/21	350	359,457
3.70%, 11/04/21	1,914	1,981,086
Northern Trust Corp., 3.38%, 08/23/21(a)	1,047	1,074,306
PNC Bank N.A. 2.15%, 04/29/21 (Call 03/30/21)	3,888	3,902,658
2.50%, 01/22/21 (Call 12/23/20)	2,292	2,308,273
2.55%, 12/09/21 (Call 11/09/21)	2,130	2,154,814
Regions Bank/Birmingham AL, 2.75%, 04/01/21 (Call 03/01/21)	1,200	1,210,548
Regions Financial Corp., 3.20%, 02/08/21 (Call 01/08/21)	3,736	3,784,867
Royal Bank of Canada 2.50%, 01/19/21	2,987	3,009,044
3.20%, 04/30/21	4,134	4,214,778
Santander Holdings USA Inc., 4.45%, 12/03/21 (Call 11/03/21)(a)	2,161	2,250,811
Santander UK Group Holdings PLC 2.88%, 08/05/21	3,563	3,603,191
3.13%, 01/08/21	3,611	3,651,335
Santander UK PLC 2.50%, 01/05/21(a)	850	853,290
3.40%, 06/01/21	2,469	2,520,355
3.75%, 11/15/21	887	915,526
Skandinaviska Enskilda Banken AB 1.88%, 09/13/21(a)	1,617	1,614,574
2.63%, 03/15/21(a)	3,836	3,870,025
State Street Corp. 1.95%, 05/19/21	2,478	2,481,370
4.38%, 03/07/21	2,070	2,141,146
Sumitomo Mitsui Financial Group Inc. 2.06%, 07/14/21	5,030	5,027,032
2.44%, 10/19/21	2,633	2,648,298
2.93%, 03/09/21	5,332	5,391,718
SunTrust Banks Inc., 2.90%, 03/03/21 (Call 02/03/21)	3,470	3,508,413
Svenska Handelsbanken AB 1.88%, 09/07/21	1,343	1,342,194
2.45%, 03/30/21	4,383	4,412,191
3.35%, 05/24/21	2,859	2,918,238
Synchrony Bank, 3.65%, 05/24/21 (Call 04/24/21)	1,664	1,695,050
Toronto-Dominion Bank (The) 1.80%, 07/13/21	4,363	4,359,684
2.13%, 04/07/21	4,750	4,769,047
2.55%, 01/25/21(a)	3,391	3,419,315
3.25%, 06/11/21	1,583	1,617,367
U.S. Bancorp. 2.35%, 01/29/21 (Call 12/29/20)(a)	3,375	3,396,634
4.13%, 05/24/21 (Call 04/23/21)	2,162	2,230,492

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
U.S. Bank N.A./Cincinnati OH 3.00%, 02/04/21 (Call 01/04/21)(a)	$2,275	$2,305,599
3.15%, 04/26/21 (Call 03/26/21)(a)	2,102	2,141,896
3.45%, 11/16/21 (Call 10/15/21)	2,920	3,007,045
Wells Fargo & Co. 2.10%, 07/26/21	7,340	7,352,405
2.50%, 03/04/21	7,631	7,683,501
3.00%, 01/22/21	3,390	3,432,409
4.60%, 04/01/21	7,853	8,134,923
Wells Fargo Bank N.A. 2.60%, 01/15/21(a)	6,090	6,142,313
3.63%, 10/22/21 (Call 09/21/21)	5,684	5,857,021
Westpac Banking Corp. 2.00%, 08/19/21	3,420	3,426,395
2.10%, 05/13/21(a)	3,730	3,742,421
2.65%, 01/25/21	2,237	2,257,983
Zions Bancorp. N.A., 3.50%, 08/27/21	1,025	1,049,159

		480,584,543

Beverages — 1.6%
Coca-Cola Co. (The) 1.55%, 09/01/21	2,026	2,020,388
3.30%, 09/01/21	3,371	3,467,781
Constellation Brands Inc., 3.75%, 05/01/21	1,483	1,518,414
Keurig Dr Pepper Inc., 3.55%, 05/25/21	4,684	4,792,762
Molson Coors Brewing Co., 2.10%, 07/15/21 (Call 06/15/21)	3,127	3,128,814
PepsiCo Inc. 1.70%, 10/06/21 (Call 09/06/21)	1,854	1,852,721
2.00%, 04/15/21 (Call 03/15/21)	2,463	2,471,867
3.00%, 08/25/21	2,185	2,234,512

		21,487,259

Biotechnology — 1.3%
Amgen Inc. 1.85%, 08/19/21 (Call 07/19/21)	1,592	1,590,106
3.88%, 11/15/21 (Call 08/15/21)	4,292	4,438,185
4.10%, 06/15/21 (Call 03/15/21)	3,325	3,429,372
Celgene Corp. 2.25%, 08/15/21	825	827,318
2.88%, 02/19/21	1,824	1,841,857
Gilead Sciences Inc. 4.40%, 12/01/21 (Call 09/01/21)(a)	3,293	3,448,100
4.50%, 04/01/21 (Call 01/01/21)(a)	1,803	1,857,216

		17,432,154

Building Materials — 0.1%
CRH America Inc., 5.75%, 01/15/21	139	144,613
Masco Corp., 3.50%, 04/01/21 (Call 03/01/21)	995	1,011,447

		1,156,060

Chemicals — 1.2%
Air Products & Chemicals Inc., 3.00%, 11/03/21(a)	609	622,319
Celanese U.S. Holdings LLC, 5.88%, 06/15/21	830	875,260
Dow Chemical Co. (The), 4.13%, 11/15/21 (Call 11/12/19)	4,428	4,591,172
Eastman Chemical Co., 3.50%, 12/01/21	1,203	1,232,474
Ecolab Inc., 4.35%, 12/08/21(a)	2,750	2,890,442
LyondellBasell Industries NV, 6.00%, 11/15/21 (Call 08/17/21)	2,543	2,713,940
Mosaic Co. (The), 3.75%, 11/15/21 (Call 08/15/21)(a)	1,625	1,665,641

Security	Par (000)	Value

Chemicals (continued)
Praxair Inc. 3.00%, 09/01/21	$562	$573,796
4.05%, 03/15/21(a)	797	821,269

		15,986,313

Commercial Services — 0.5%
Equifax Inc. 2.30%, 06/01/21 (Call 05/01/21)	795	794,730
3.60%, 08/15/21	743	760,156
Global Payments Inc., 3.80%, 04/01/21 (Call 03/01/21)	2,418	2,469,262
Moody’s Corp. 2.75%, 12/15/21 (Call 11/15/21)	1,407	1,426,374
3.25%, 06/07/21 (Call 05/07/21)	682	693,444
Verisk Analytics Inc., 5.80%, 05/01/21	1,101	1,157,668

		7,301,634

Computers — 3.7%
Apple Inc. 1.55%, 08/04/21 (Call 07/04/21)	3,650	3,638,576
2.25%, 02/23/21 (Call 01/23/21)	7,410	7,456,387
2.85%, 05/06/21	7,480	7,602,672
Dell International LLC/EMC Corp., 4.42%, 06/15/21 (Call 05/15/21)(b)	11,391	11,763,258
Hewlett Packard Enterprise Co., 3.50%, 10/05/21 (Call 09/05/21)	1,132	1,161,375
HP Inc. 4.30%, 06/01/21	1,660	1,719,777
4.38%, 09/15/21	885	921,418
4.65%, 12/09/21	1,335	1,412,443
IBM Credit LLC 1.80%, 01/20/21(a)	1,878	1,877,117
2.65%, 02/05/21	1,463	1,476,957
3.60%, 11/30/21	1,767	1,829,340
International Business Machines Corp. 2.25%, 02/19/21	2,725	2,739,388
2.80%, 05/13/21	3,740	3,794,604
2.90%, 11/01/21	640	652,966
NetApp Inc., 3.38%, 06/15/21 (Call 04/15/21)	937	954,372

		49,000,650

Cosmetics & Personal Care — 0.8%
Colgate-Palmolive Co., 2.45%, 11/15/21	170	172,218
Estee Lauder Companies Inc. (The), 1.70%, 05/10/21 (Call 04/10/21)	660	659,518
Procter & Gamble Co. (The) 1.70%, 11/03/21	2,098	2,100,329
1.85%, 02/02/21	2,135	2,138,907
Unilever Capital Corp. 1.38%, 07/28/21(a)	1,445	1,433,715
2.75%, 03/22/21	1,392	1,409,094
4.25%, 02/10/21(a)	2,135	2,200,801

		10,114,582

Diversified Financial Services — 3.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.50%, 05/15/21	2,550	2,635,502
5.00%, 10/01/21	1,853	1,946,039
Air Lease Corp. 2.50%, 03/01/21	1,715	1,723,026
3.38%, 06/01/21 (Call 05/01/21)	1,347	1,371,946
3.88%, 04/01/21 (Call 03/01/21)	1,197	1,221,754
Aircastle Ltd., 5.13%, 03/15/21	337	348,913
Ally Financial Inc., 4.25%, 04/15/21	1,500	1,536,780

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
American Express Co. 3.00%, 02/22/21 (Call 01/22/21)	$3,469	$3,517,219
3.38%, 05/17/21 (Call 04/17/21)	2,722	2,779,870
3.70%, 11/05/21 (Call 10/05/21)	1,631	1,686,193
American Express Credit Corp., 2.25%, 05/05/21 (Call 04/04/21)	5,952	5,986,462
Capital One Financial Corp. 3.45%, 04/30/21 (Call 03/30/21)	2,250	2,296,305
4.75%, 07/15/21(a)	4,670	4,876,974
Charles Schwab Corp. (The), 3.25%, 05/21/21 (Call 04/21/21)	1,607	1,640,940
International Lease Finance Corp., 4.63%, 04/15/21	1,022	1,057,433
Jefferies Group LLC, 6.88%, 04/15/21	1,648	1,748,907
Mastercard Inc., 2.00%, 11/21/21 (Call 10/21/21)(a)	1,855	1,864,739
Synchrony Financial, 3.75%, 08/15/21 (Call 06/15/21)	2,398	2,456,223

		40,695,225

Electric — 4.5%
American Electric Power Co. Inc., Series I, 3.65%, 12/01/21	1,210	1,251,358
Appalachian Power Co., 4.60%, 03/30/21 (Call 12/30/20)	502	517,522
Baltimore Gas & Electric Co., 3.50%, 11/15/21 (Call 08/15/21)	210	215,513
Berkshire Hathaway Energy Co., 2.38%, 01/15/21	1,575	1,584,245
CenterPoint Energy Houston Electric LLC, 1.85%, 06/01/21 (Call 05/01/21)	1,132	1,131,785
CenterPoint Energy Inc., 3.60%, 11/01/21	1,071	1,102,541
Commonwealth Edison Co., 3.40%, 09/01/21 (Call 06/01/21)(a)	814	833,219
Consolidated Edison Inc., 2.00%, 05/15/21 (Call 04/15/21)	2,520	2,520,479
Dominion Energy Inc. 2.72%, 08/15/21(a)(c)	1,035	1,044,522
4.10%, 04/01/21(c)	555	569,669
Series C, 2.00%, 08/15/21 (Call 07/15/21)	1,856	1,856,371
DPL Inc., 7.25%, 10/15/21 (Call 07/15/21)(a)	745	799,340
Duke Energy Carolinas LLC, 3.90%, 06/15/21 (Call 03/15/21)	1,301	1,338,053
Duke Energy Corp. 1.80%, 09/01/21 (Call 08/01/21)	2,396	2,389,746
3.55%, 09/15/21 (Call 06/15/21)	1,422	1,457,578
Duke Energy Florida LLC, 3.10%, 08/15/21 (Call 05/15/21) .	400	407,564
Duke Energy Progress LLC, 3.00%, 09/15/21 (Call 06/15/21)(a)	793	808,313
Emera U.S. Finance LP, 2.70%, 06/15/21 (Call 05/15/21)	2,475	2,497,151
Entergy Arkansas LLC, 3.75%, 02/15/21 (Call 11/15/20)	659	670,783
Evergy Inc., 4.85%, 06/01/21 (Call 03/01/21)	410	424,633
Eversource Energy, 2.50%, 03/15/21 (Call 02/15/21)(a)	1,325	1,332,539
Exelon Corp., 2.45%, 04/15/21 (Call 03/15/21)	1,458	1,466,646
Fortis Inc./Canada 2.10%, 10/04/21 (Call 09/04/21)(b)	100	99,911
2.10%, 10/04/21 (Call 09/04/21)	1,431	1,429,726
Georgia Power Co., 2.40%, 04/01/21 (Call 03/01/21)	558	559,071
National Rural Utilities Cooperative Finance Corp., 2.90%, 03/15/21(a)	1,500	1,520,505
NextEra Energy Capital Holdings Inc. 2.40%, 09/01/21(a)	5,083	5,123,867
4.50%, 06/01/21 (Call 03/01/21)	728	751,726
Ohio Power Co., Series M, 5.38%, 10/01/21	596	633,965
PacifiCorp, 3.85%, 06/15/21 (Call 03/15/21)	886	909,630
PECO Energy Co., 1.70%, 09/15/21 (Call 08/15/21)	305	304,225
PNM Resources Inc., 3.25%, 03/09/21	726	736,062

Security	Par (000)	Value

Electric (continued)
PPL Electric Utilities Corp., 3.00%, 09/15/21 (Call 06/15/21)(a)	$480	$488,606
Progress Energy Inc., 4.40%, 01/15/21 (Call 10/15/20)	1,344	1,374,361
PSEG Power LLC, 3.00%, 06/15/21 (Call 05/15/21)(a)	1,157	1,171,798
Public Service Electric & Gas Co., 1.90%, 03/15/21 (Call 02/15/21)	635	635,743
Public Service Enterprise Group Inc., 2.00%, 11/15/21 (Call 10/15/21)	982	981,214
Puget Energy Inc., 6.00%, 09/01/21	655	699,147
San Diego Gas & Electric Co., 3.00%, 08/15/21(a)	1,635	1,663,858
Southern California Edison Co. 3.88%, 06/01/21 (Call 03/01/21)(a)	968	987,399
Series A, 2.90%, 03/01/21(a)	2,077	2,092,224
Southern Co. (The), 2.35%, 07/01/21 (Call 06/01/21)	5,479	5,511,162
Southern Power Co., Series E, 2.50%, 12/15/21 (Call 11/15/21)(a)	919	926,499
WEC Energy Group Inc., 3.38%, 06/15/21(a)	2,102	2,148,896
Wisconsin Electric Power Co., 2.95%, 09/15/21 (Call 06/15/21)	222	225,523
Wisconsin Public Service Corp., 3.35%, 11/21/21(a)	843	867,826
Xcel Energy Inc., 2.40%, 03/15/21 (Call 02/15/21)	1,746	1,755,586

		59,818,100

Electrical Components & Equipment — 0.1%
Emerson Electric Co., 2.63%, 12/01/21 (Call 11/01/21)	1,765	1,791,246

Electronics — 0.7%
Avnet Inc., 3.75%, 12/01/21 (Call 11/01/21)	865	883,762
FLIR Systems Inc., 3.13%, 06/15/21 (Call 05/15/21)	675	681,318
Fortive Corp., 2.35%, 06/15/21 (Call 05/15/21)(a)	1,436	1,439,159
Honeywell International Inc. 1.85%, 11/01/21 (Call 10/01/21)	4,732	4,740,754
4.25%, 03/01/21	1,575	1,627,038

		9,372,031

Environmental Control — 0.1%
Republic Services Inc., 5.25%, 11/15/21	1,014	1,079,281
Waste Management Inc., 4.60%, 03/01/21 (Call 12/01/20)	855	879,889

		1,959,170

Food — 1.6%
Campbell Soup Co. 3.30%, 03/15/21(a)	2,684	2,727,454
4.25%, 04/15/21	775	796,847
Conagra Brands Inc., 3.80%, 10/22/21	2,719	2,807,531
General Mills Inc. 3.15%, 12/15/21 (Call 09/15/21)	2,332	2,383,770
3.20%, 04/16/21	2,285	2,325,239
Hershey Co. (The), 3.10%, 05/15/21	1,288	1,311,970
JM Smucker Co. (The), 3.50%, 10/15/21(a)	1,318	1,356,024
Kraft Heinz Foods Co., 3.38%, 06/15/21	925	941,576
Kroger Co. (The) 2.60%, 02/01/21 (Call 01/01/21)	653	657,205
2.95%, 11/01/21 (Call 10/01/21)	1,425	1,447,914
3.30%, 01/15/21 (Call 12/15/20)(a)	2,243	2,274,111
Sysco Corp., 2.50%, 07/15/21 (Call 06/15/21)(a)	1,414	1,427,532
Tyson Foods Inc., 2.25%, 08/23/21 (Call 07/23/21)(a)	979	983,846

		21,441,019

Forest Products & Paper — 0.0%
International Paper Co., 7.50%, 08/15/21	464	506,345

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas — 0.1%
CenterPoint Energy Resources Corp., 4.50%, 01/15/21 (Call 10/15/20)	$844	$863,462
National Fuel Gas Co., 4.90%, 12/01/21 (Call 09/01/21)	451	470,357
Southern Co. Gas Capital Corp., 3.50%, 09/15/21 (Call 06/15/21)	244	249,412

		1,583,231

Hand & Machine Tools — 0.1%
Stanley Black & Decker Inc., 3.40%, 12/01/21 (Call 09/01/21)	720	737,467

Health Care – Products — 1.1%
Abbott Laboratories, 2.90%, 11/30/21 (Call 10/30/21)	7,095	7,237,893
Baxter International Inc., 1.70%, 08/15/21 (Call 07/15/21)	1,145	1,139,069
Becton Dickinson and Co., 3.13%, 11/08/21	2,972	3,031,202
Stryker Corp., 2.63%, 03/15/21 (Call 02/15/21)	2,149	2,166,343
Zimmer Biomet Holdings Inc., 3.38%, 11/30/21 (Call 08/30/21)	797	814,303

		14,388,810

Health Care – Services — 0.9%
Anthem Inc., 3.70%, 08/15/21 (Call 05/15/21)(a)	1,786	1,830,864
Quest Diagnostics Inc., 4.70%, 04/01/21(a)	1,029	1,067,104
UnitedHealth Group Inc. 2.13%, 03/15/21	3,364	3,375,740
2.88%, 12/15/21(a)	1,815	1,852,770
3.15%, 06/15/21	1,706	1,740,871
3.38%, 11/15/21 (Call 08/15/21)(a)	1,305	1,339,021
4.70%, 02/15/21 (Call 11/15/20)	625	642,363

		11,848,733

Home Furnishings — 0.1%
Whirlpool Corp., 4.85%, 06/15/21	781	813,982

Household Products & Wares — 0.0%
Clorox Co. (The), 3.80%, 11/15/21	245	254,499

Insurance — 1.4%
American International Group Inc., 3.30%, 03/01/21 (Call 02/01/21)	5,076	5,158,028
Aon PLC, 2.80%, 03/15/21 (Call 02/15/21)(a)	728	734,719
Berkshire Hathaway Finance Corp., 4.25%, 01/15/21	2,851	2,935,646
Berkshire Hathaway Inc. 2.20%, 03/15/21 (Call 02/15/21)	3,087	3,104,534
3.75%, 08/15/21(a)	938	969,733
CNA Financial Corp., 5.75%, 08/15/21	453	481,842
Marsh & McLennan Companies Inc., 4.80%, 07/15/21 (Call 04/15/21)(a)	1,315	1,368,994
Progressive Corp. (The), 3.75%, 08/23/21	747	771,457
Prudential Financial Inc., 4.50%, 11/16/21	1,010	1,061,227
Reinsurance Group of America Inc., 5.00%, 06/01/21(a)	660	689,126
Trinity Acquisition PLC, 3.50%, 09/15/21 (Call 08/15/21)(a)	1,130	1,153,866
Willis Towers Watson PLC, 5.75%, 03/15/21(a)	527	551,764

		18,980,936

Internet — 1.0%
Alibaba Group Holding Ltd., 3.13%, 11/28/21 (Call 09/28/21)(a)	3,070	3,124,646
Alphabet Inc., 3.63%, 05/19/21	2,960	3,043,354
Amazon.com Inc., 3.30%, 12/05/21 (Call 10/05/21)	2,745	2,826,828
eBay Inc., 2.88%, 08/01/21 (Call 06/01/21)	2,382	2,417,325
JD.com Inc., 3.13%, 04/29/21	1,530	1,538,721

		12,950,874

Security	Par (000)	Value

Iron & Steel — 0.1%
ArcelorMittal, 5.50%, 03/01/21	$772	$803,552
Steel Dynamics Inc., 5.13%, 10/01/21 (Call 12/02/19)(a)	65	65,256

		868,808

Lodging — 0.2%
Marriott International Inc./MD 2.88%, 03/01/21 (Call 02/01/21)	1,663	1,680,362
Series N, 3.13%, 10/15/21 (Call 07/15/21)	720	732,845

		2,413,207

Machinery — 2.2%
Caterpillar Financial Services Corp. 1.70%, 08/09/21	3,753	3,744,068
1.93%, 10/01/21	1,025	1,027,101
2.90%, 03/15/21	1,173	1,189,680
3.15%, 09/07/21	1,429	1,463,125
Series I, 2.65%, 05/17/21(a)	1,196	1,210,627
Caterpillar Inc., 3.90%, 05/27/21	3,229	3,332,328
CNH Industrial Capital LLC 3.88%, 10/15/21	465	478,257
4.88%, 04/01/21	2,122	2,196,843
Dover Corp., 4.30%, 03/01/21 (Call 12/01/20)	400	409,556
John Deere Capital Corp. 2.30%, 06/07/21	1,596	1,608,066
2.35%, 01/08/21(a)	1,967	1,978,723
2.55%, 01/08/21	1,506	1,517,581
2.80%, 03/04/21	1,151	1,166,354
2.88%, 03/12/21	297	300,935
3.13%, 09/10/21	1,303	1,333,217
3.15%, 10/15/21(a)	1,610	1,650,379
3.90%, 07/12/21(a)	1,172	1,211,825
Roper Technologies Inc., 2.80%, 12/15/21 (Call 11/15/21)	1,438	1,460,735
Xylem Inc./NY, 4.88%, 10/01/21(a)	1,275	1,339,999

		28,619,399

Manufacturing — 1.1%
3M Co. 1.63%, 09/19/21 (Call 08/19/21)(a)	1,741	1,736,473
3.00%, 09/14/21 (Call 08/14/21)	805	821,688
General Electric Co. 4.63%, 01/07/21(a)	2,347	2,407,881
4.65%, 10/17/21	3,701	3,860,402
5.30%, 02/11/21	3,266	3,379,788
Illinois Tool Works Inc., 3.38%, 09/15/21 (Call 06/15/21)	340	348,646
Ingersoll-Rand Global Holding Co. Ltd., 2.90%, 02/21/21	1,766	1,782,989

		14,337,867

Media — 2.0%
CBS Corp., 4.30%, 02/15/21 (Call 11/15/20)	825	842,152
Comcast Corp., 3.45%, 10/01/21	3,775	3,892,893
Discovery Communications LLC, 4.38%, 06/15/21	770	796,711
NBCUniversal Media LLC, 4.38%, 04/01/21	6,140	6,355,391
Time Warner Cable LLC 4.00%, 09/01/21 (Call 06/01/21)	3,213	3,294,128
4.13%, 02/15/21 (Call 11/15/20)	2,020	2,057,774
TWDC Enterprises 18 Corp. 2.30%, 02/12/21(a)	2,163	2,176,281
2.75%, 08/16/21	1,454	1,479,358
3.75%, 06/01/21(a)	1,411	1,455,884
Viacom Inc. 3.88%, 12/15/21	1,187	1,228,996
4.50%, 03/01/21	1,467	1,512,037

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Walt Disney Co. (The), 4.50%, 02/15/21(b)	$2,013	$2,080,818

		27,172,423

Mining — 0.3%
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21(a)	1,915	1,965,307
Kinross Gold Corp., 5.13%, 09/01/21 (Call 06/01/21)	430	446,245
Newmont Goldcorp Corp., 3.63%, 06/09/21 (Call 04/09/21)	1,388	1,417,662

		3,829,214

Oil & Gas — 3.9%
BP Capital Markets America Inc. 2.11%, 09/16/21 (Call 08/16/21)(a)	1,656	1,662,458
4.74%, 03/11/21	2,601	2,703,713
BP Capital Markets PLC, 3.56%, 11/01/21	3,043	3,141,593
Canadian Natural Resources Ltd., 3.45%, 11/15/21 (Call 08/15/21)(a)	1,543	1,581,745
Chevron Corp., 2.10%, 05/16/21 (Call 04/15/21)(a)	3,747	3,764,611
Encana Corp., 3.90%, 11/15/21 (Call 08/15/21)(a)	1,744	1,788,978
EOG Resources Inc., 4.10%, 02/01/21	1,746	1,793,369
EQT Corp., 4.88%, 11/15/21	2,114	2,162,791
Exxon Mobil Corp., 2.22%, 03/01/21 (Call 02/01/21)	7,544	7,593,413
Marathon Petroleum Corp., 5.13%, 03/01/21(a)	2,250	2,342,093
Occidental Petroleum Corp. 2.60%, 08/13/21(a)	3,310	3,331,350
4.85%, 03/15/21 (Call 02/15/21)	2,638	2,727,402
Series 1, 4.10%, 02/01/21 (Call 11/01/20)	2,945	2,999,659
Pioneer Natural Resources Co., 3.45%, 01/15/21 (Call 12/15/20)	1,401	1,422,323
Shell International Finance BV 1.75%, 09/12/21	3,030	3,024,607
1.88%, 05/10/21(a)	3,755	3,758,980
Total Capital International SA 2.22%, 07/12/21 (Call 06/12/21)	1,525	1,534,897
2.75%, 06/19/21(a)	3,030	3,075,026
Total Capital SA 4.13%, 01/28/21(a)	1,070	1,099,864
4.25%, 12/15/21	795	835,696

		52,344,568

Oil & Gas Services — 0.3%
Baker Hughes a GE Co. LLC, 3.20%, 08/15/21 (Call 11/07/19)	1,581	1,614,391
Halliburton Co., 3.25%, 11/15/21 (Call 08/15/21)	1,694	1,731,200

		3,345,591

Packaging & Containers — 0.1%
Bemis Co. Inc., 4.50%, 10/15/21 (Call 07/15/21)(b)	845	871,499

Pharmaceuticals — 5.5%
AbbVie Inc. 2.30%, 05/14/21 (Call 04/14/21)	5,320	5,343,674
3.38%, 11/14/21	2,435	2,498,018
AmerisourceBergen Corp., 3.50%, 11/15/21 (Call 08/15/21) .	986	1,009,763
Bristol-Myers Squibb Co., 2.55%, 05/14/21(a)(b)	3,135	3,171,429
Cigna Corp. 3.30%, 02/25/21 (Call 01/26/21)(b)	1,422	1,443,159
3.40%, 09/17/21	3,183	3,261,206
4.50%, 03/15/21 (Call 12/15/20)(b)	—	—
4.75%, 11/15/21(b)	3,210	3,373,742
CVS Health Corp. 2.13%, 06/01/21 (Call 05/01/21)	5,041	5,049,519
3.35%, 03/09/21	4,210	4,287,127
GlaxoSmithKline Capital PLC, 3.13%, 05/14/21	2,400	2,448,552

Security	Par (000)	Value

Pharmaceuticals (continued)
Johnson & Johnson 1.65%, 03/01/21 (Call 02/01/21)(a)	$2,960	$2,959,645
2.45%, 12/05/21	770	780,803
3.55%, 05/15/21	620	637,044
Merck & Co. Inc., 3.88%, 01/15/21 (Call 10/15/20)(a)	3,960	4,042,210
Mylan NV, 3.15%, 06/15/21 (Call 05/15/21)	5,640	5,711,572
Perrigo Finance Unlimited Co., 3.50%, 12/15/21 (Call 10/15/21)	287	289,244
Pfizer Inc. 1.95%, 06/03/21(a)	3,707	3,716,082
2.20%, 12/15/21	2,850	2,876,077
3.00%, 09/15/21	2,178	2,226,657
Sanofi, 4.00%, 03/29/21	3,885	4,006,950
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/21 (Call 08/23/21)	8,992	9,050,088
Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21 (Call 10/26/21)(b)	2,953	3,058,599
Zoetis Inc., 3.25%, 08/20/21	1,250	1,276,163

		72,517,323

Pipelines — 1.9%
Enbridge Energy Partners LP, 4.20%, 09/15/21 (Call 06/15/21)	853	881,993
Energy Transfer Operating LP, 4.65%, 06/01/21 (Call 03/01/21)	2,615	2,693,241
Enterprise Products Operating LLC 2.80%, 02/15/21	2,151	2,173,155
2.85%, 04/15/21 (Call 03/15/21)	1,813	1,835,101
Kinder Morgan Energy Partners LP 3.50%, 03/01/21 (Call 01/01/21)	2,440	2,479,528
5.00%, 10/01/21 (Call 07/01/21)	1,245	1,301,523
5.80%, 03/01/21	1,118	1,170,065
Magellan Midstream Partners LP, 4.25%, 02/01/21	1,104	1,133,841
Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 02/01/21 (Call 11/01/20)	788	808,063
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21 (Call 11/01/20)	4,283	4,420,270
Southern Natural Gas Co. LLC/Southern Natural Issuing Corp., 4.40%, 06/15/21 (Call 03/15/21)	600	617,874
Sunoco Logistics Partners Operations LP, 4.40%, 04/01/21 (Call 03/01/21)	1,230	1,263,985
TC PipeLines LP, 4.65%, 06/15/21 (Call 03/15/21)	37	38,104
TransCanada PipeLines Ltd., 9.88%, 01/01/21	512	556,938
Western Midstream Operating LP, 5.38%, 06/01/21 (Call 03/01/21)	1,805	1,862,670
Williams Companies Inc. (The) 4.00%, 11/15/21 (Call 08/15/21)	1,765	1,816,573
7.88%, 09/01/21	350	384,227

		25,437,151

Real Estate Investment Trusts — 1.7%
American Tower Corp. 3.30%, 02/15/21 (Call 01/15/21)	3,001	3,046,045
3.45%, 09/15/21	1,388	1,421,673
5.90%, 11/01/21	958	1,028,394
Boston Properties LP, 4.13%, 05/15/21 (Call 02/15/21)	2,124	2,181,836
Corporate Office Properties LP, 3.70%, 06/15/21 (Call 04/15/21)	433	438,625
Crown Castle International Corp. 2.25%, 09/01/21 (Call 08/01/21)	2,106	2,111,834
3.40%, 02/15/21 (Call 01/15/21)	2,380	2,417,437

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
ERP Operating LP, 4.63%, 12/15/21 (Call 09/15/21)	$2,034	$2,133,279
GLP Capital LP/GLP Financing II Inc., 4.38%, 04/15/21 (Call 01/15/21)	1,108	1,132,409
Highwoods Realty LP, 3.20%, 06/15/21 (Call 04/15/21)(a)	280	283,968
Kimco Realty Corp., 3.20%, 05/01/21 (Call 03/01/21)	1,058	1,074,124
Service Properties Trust, 4.25%, 02/15/21 (Call 11/15/20)	846	858,047
Simon Property Group LP, 2.50%, 07/15/21 (Call 04/15/21) .	2,124	2,142,776
VEREIT Operating Partnership LP, 4.13%, 06/01/21 (Call 05/01/21)	1,030	1,056,893
Weyerhaeuser Co., 4.70%, 03/15/21 (Call 12/15/20)(a)	1,069	1,098,013

		22,425,353

Retail — 2.6%
AutoNation Inc., 3.35%, 01/15/21 (Call 12/15/20)(a)	921	929,611
Best Buy Co. Inc., 5.50%, 03/15/21 (Call 12/15/20)	1,711	1,776,480
Costco Wholesale Corp., 2.15%, 05/18/21 (Call 04/18/21)(a)	2,439	2,453,390
Family Dollar Stores Inc., 5.00%, 02/01/21(a)	196	202,441
Home Depot Inc. (The) 2.00%, 04/01/21 (Call 03/01/21)	4,163	4,178,361
4.40%, 04/01/21 (Call 01/01/21)	2,459	2,533,532
Lowe’s Companies Inc. 3.75%, 04/15/21 (Call 01/15/21)	1,121	1,144,642
3.80%, 11/15/21 (Call 08/15/21)	1,175	1,213,152
Macy’s Retail Holdings Inc., 3.45%, 01/15/21 (Call 12/15/20)	1,316	1,328,278
McDonald’s Corp., 3.63%, 05/20/21	1,328	1,361,891
Nordstrom Inc., 4.00%, 10/15/21 (Call 07/15/21)(a)	825	847,762
O’Reilly Automotive Inc. 4.63%, 09/15/21 (Call 06/15/21)	1,142	1,188,023
4.88%, 01/14/21 (Call 10/14/20)	725	743,734
Starbucks Corp., 2.10%, 02/04/21 (Call 01/04/21)	3,046	3,053,737
TJX Companies Inc. (The), 2.75%, 06/15/21 (Call 04/15/21)(a)	1,500	1,520,370
Walgreens Boots Alliance Inc., 3.30%, 11/18/21 (Call 09/18/21)(a)	3,456	3,532,309
Walmart Inc. 3.13%, 06/23/21	6,751	6,906,070
4.25%, 04/15/21(a)	140	145,163

		35,058,946

Savings & Loans — 0.0%
First Niagara Financial Group Inc., 7.25%, 12/15/21	230	253,212

Semiconductors — 2.4%
Analog Devices Inc. 2.50%, 12/05/21 (Call 11/05/21)	1,760	1,774,520
2.95%, 01/12/21	2,090	2,110,106
Applied Materials Inc., 4.30%, 06/15/21	1,422	1,476,776
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.20%, 01/15/21	1,520	1,519,255
Broadcom Inc., 3.13%, 04/15/21(b)	5,418	5,482,745
Intel Corp. 1.70%, 05/19/21 (Call 04/19/21)	2,175	2,173,956
3.30%, 10/01/21	4,525	4,655,999
KLA Corp., 4.13%, 11/01/21 (Call 09/01/21)	1,319	1,366,299
Lam Research Corp., 2.80%, 06/15/21 (Call 05/15/21)	2,939	2,979,029
Microchip Technology Inc., 3.92%, 06/01/21(a)	2,137	2,186,514
NVIDIA Corp., 2.20%, 09/16/21 (Call 08/16/21)	3,251	3,265,174
Texas Instruments Inc., 2.75%, 03/12/21 (Call 02/12/21)	1,919	1,943,544

Security	Par (000)	Value

Semiconductors (continued)
Xilinx Inc., 3.00%, 03/15/21(a)	$637	$645,281

		31,579,198

Software — 2.2%
Activision Blizzard Inc., 2.30%, 09/15/21 (Call 08/15/21)(a)	2,177	2,188,821
Electronic Arts Inc., 3.70%, 03/01/21 (Call 02/01/21)	1,410	1,438,919
Fidelity National Information Services Inc., 2.25%, 08/15/21 (Call 07/15/21)	2,582	2,590,805
Fiserv Inc., 4.75%, 06/15/21	460	480,028
Microsoft Corp. 1.55%, 08/08/21 (Call 07/08/21)	7,208	7,198,197
4.00%, 02/08/21	1,049	1,080,554
Oracle Corp. 1.90%, 09/15/21 (Call 08/15/21)	9,865	9,887,887
2.80%, 07/08/21	4,366	4,441,314

		29,306,525

Telecommunications — 2.7%
AT&T Inc. 2.80%, 02/17/21 (Call 01/17/21)	4,924	4,974,717
3.88%, 08/15/21	2,615	2,700,275
4.45%, 05/15/21	2,188	2,270,663
4.60%, 02/15/21 (Call 11/15/20)	1,669	1,713,913
Cisco Systems Inc. 1.85%, 09/20/21 (Call 08/20/21)(a)	5,459	5,467,461
2.20%, 02/28/21	6,100	6,135,929
2.90%, 03/04/21	1,229	1,247,546
Orange SA, 4.13%, 09/14/21	2,708	2,817,241
Telefonica Emisiones SA, 5.46%, 02/16/21	3,661	3,818,057
Verizon Communications Inc. 3.45%, 03/15/21	1,595	1,629,181
4.60%, 04/01/21	2,630	2,729,440

		35,504,423

Toys, Games & Hobbies — 0.1%
Hasbro Inc., 3.15%, 05/15/21 (Call 03/15/21)	1,103	1,115,453

Transportation — 1.2%
Burlington Northern Santa Fe LLC, 3.45%, 09/15/21 (Call 06/15/21)(a)	1,471	1,510,335
Canadian National Railway Co., 2.85%, 12/15/21 (Call 09/15/21)	850	863,898
CSX Corp., 4.25%, 06/01/21 (Call 03/01/21)	1,112	1,143,636
Norfolk Southern Corp., 3.25%, 12/01/21 (Call 09/01/21)	884	904,809
Ryder System Inc. 2.25%, 09/01/21 (Call 08/01/21)	830	831,859
3.45%, 11/15/21 (Call 10/15/21)	455	466,898
3.50%, 06/01/21(a)	1,073	1,097,271
Union Pacific Corp. 3.20%, 06/08/21	1,316	1,343,636
4.00%, 02/01/21 (Call 11/01/20)	2,281	2,329,403
United Parcel Service Inc. 2.05%, 04/01/21	2,118	2,126,726
3.13%, 01/15/21(a)	3,637	3,694,283

		16,312,754

Trucking & Leasing — 0.0%
GATX Corp., 4.85%, 06/01/21	550	573,342

Total Corporate Bonds & Notes — 98.9% (Cost: $1,297,056,803)		1,312,606,571

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(d)(e)(f)	39,042	$39,061,995
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(d)(e)	18,477	18,477,000

		57,538,995

Total Short-Term Investments — 4.4% (Cost: $57,522,851)		57,538,995

Total Investments in Securities — 103.3% (Cost: $1,354,579,654)		1,370,145,566

Other Assets, Less Liabilities — (3.3)%		(43,264,431)

Net Assets — 100.0%		$1,326,881,135

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/18 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)		Par/Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	52,042	—		(13,000	)(b)	39,042	$39,061,995	$159,448	(c)	$12,501		$8,909
BlackRock Cash Funds: Treasury, SL Agency Shares	2,993	15,484	(b)	—		18,477	18,477,000	131,197		—		—
PNC Bank N.A. 2.15%, 04/29/21(d)	2,725	1,163		—		3,888	N/A	90,240		—		52,553
2.50%, 01/22/21(d)	1,090	1,202		—		2,292	N/A	46,664		—		15,389
2.55%, 12/09/21(d)	910	1,220		—		2,130	N/A	43,859		—		17,635

							$57,538,995	$471,408		$12,501		$94,486

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$1,312,606,571	$—	$1,312,606,571
Money Market Funds	57,538,995	—	—	57,538,995

	$57,538,995	$1,312,606,571	$—	$1,370,145,566

See notes to financial statements.

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Omnicom Group Inc./Omnicom Capital Inc., 3.63%, 05/01/22	$2,615	$2,709,192
WPP Finance 2010, 3.63%, 09/07/22	1,207	1,250,114

		3,959,306

Aerospace & Defense — 1.9%
Boeing Co. (The) 2.13%, 03/01/22 (Call 02/01/22)	125	125,260
2.70%, 05/01/22	1,217	1,236,582
Embraer SA, 5.15%, 06/15/22	599	635,054
General Dynamics Corp., 2.25%, 11/15/22 (Call 08/15/22)	1,875	1,896,356
Northrop Grumman Corp., 2.55%, 10/15/22 (Call 09/15/22) .	3,751	3,811,129
Raytheon Co., 2.50%, 12/15/22 (Call 09/15/22)	2,675	2,720,475
Rockwell Collins Inc., 2.80%, 03/15/22 (Call 02/15/22)	3,022	3,078,481
United Technologies Corp. 2.30%, 05/04/22 (Call 04/04/22)	1,454	1,467,595
3.10%, 06/01/22	5,094	5,249,774

		20,220,706

Agriculture — 2.1%
Altria Group Inc. 2.85%, 08/09/22	4,797	4,868,140
3.49%, 02/14/22	2,001	2,054,727
Archer-Daniels-Midland Co., 3.38%, 03/15/22 (Call 02/15/22)	1,184	1,220,941
BAT Capital Corp., 2.76%, 08/15/22 (Call 07/15/22)	3,877	3,914,219
Bunge Ltd. Finance Corp., 3.00%, 09/25/22 (Call 08/25/22) .	730	738,307
Philip Morris International Inc. 2.38%, 08/17/22 (Call 07/17/22)	2,414	2,436,281
2.50%, 08/22/22	2,200	2,227,082
2.50%, 11/02/22 (Call 10/02/22)	110	111,314
2.63%, 02/18/22 (Call 01/18/22)	875	886,515
Reynolds American Inc., 4.00%, 06/12/22	2,999	3,120,280

		21,577,806

Airlines — 0.4%
Continental Airlines Inc. Pass Through Trust, Series 2007-1, Class A, 5.98%, 04/19/22(a)	351	370,940
Delta Air Lines Inc., 3.63%, 03/15/22 (Call 02/15/22)	2,971	3,043,879
Delta Air Lines Inc. Pass Through Trust, Series 2017-1, Class A, 6.82%, 08/10/22	29	32,478
Southwest Airlines Co., 2.75%, 11/16/22 (Call 10/16/22)	410	415,605

		3,862,902

Apparel — 0.1%
Tapestry Inc., 3.00%, 07/15/22 (Call 06/15/22)	1,249	1,265,674

Auto Manufacturers — 3.7%
American Honda Finance Corp. 2.20%, 06/27/22(a)	1,144	1,155,715
2.60%, 11/16/22	1,159	1,181,658
Ford Motor Credit Co. LLC 2.98%, 08/03/22 (Call 07/03/22)(a)	1,725	1,715,443
3.22%, 01/09/22	2,129	2,132,343
3.34%, 03/28/22 (Call 02/28/22)	2,254	2,265,090
3.35%, 11/01/22	2,360	2,369,086
4.25%, 09/20/22	1,961	2,016,732
5.60%, 01/07/22	2,251	2,367,084
General Motors Financial Co. Inc. 3.15%, 06/30/22 (Call 05/30/22)	2,409	2,447,062
3.45%, 01/14/22 (Call 12/14/21)	2,454	2,502,049
3.45%, 04/10/22 (Call 02/10/22)	3,722	3,796,701

Security	Par (000)	Value

Auto Manufacturers (continued)
3.55%, 07/08/22	$1,180	$1,209,984
PACCAR Financial Corp. 2.00%, 09/26/22	360	361,400
2.30%, 08/10/22	571	577,681
2.65%, 05/10/22	550	560,532
2.85%, 03/01/22	335	341,891
Toyota Motor Corp., 2.16%, 07/02/22	1,745	1,759,606
Toyota Motor Credit Corp. 2.15%, 09/08/22	1,758	1,773,207
2.60%, 01/11/22	2,805	2,852,348
2.65%, 04/12/22	952	970,964
2.80%, 07/13/22	883	905,066
3.30%, 01/12/22	2,857	2,948,081

		38,209,723

Banks — 25.7%
Australia & New Zealand Banking Group Ltd./New York NY 2.63%, 05/19/22	1,265	1,286,973
2.63%, 11/09/22	1,632	1,663,987
Banco Santander SA, 3.50%, 04/11/22	2,077	2,135,281
Bank of America Corp. 2.50%, 10/21/22 (Call 10/21/21)(a)	3,539	3,571,594
5.70%, 01/24/22	2,817	3,048,586
Bank of Montreal 2.05%, 11/01/22	915	916,025
2.35%, 09/11/22	2,326	2,356,982
2.55%, 11/06/22 (Call 10/06/22)	1,298	1,321,546
2.90%, 03/26/22	3,956	4,036,505
Bank of New York Mellon Corp. (The) 1.95%, 08/23/22	1,334	1,336,681
2.60%, 02/07/22 (Call 01/07/22)	2,738	2,778,385
Bank of Nova Scotia (The) 2.00%, 11/15/22	1,100	1,098,031
2.45%, 09/19/22	1,727	1,752,629
2.70%, 03/07/22	4,399	4,477,038
BB&T Corp. 2.75%, 04/01/22 (Call 03/01/22)	2,414	2,455,062
3.05%, 06/20/22 (Call 05/20/22)	2,897	2,970,265
3.95%, 03/22/22 (Call 02/22/22)	620	644,428
BBVA USA, 2.88%, 06/29/22 (Call 05/29/22)	1,555	1,579,134
Branch Banking & Trust Co., 2.63%, 01/15/22 (Call 12/15/21)	1,291	1,308,713
Canadian Imperial Bank of Commerce, 2.55%, 06/16/22	2,991	3,038,826
Capital One N.A. 2.15%, 09/06/22 (Call 08/06/22)	3,230	3,231,163
2.65%, 08/08/22 (Call 07/08/22)	1,569	1,589,679
Citigroup Inc. 2.70%, 10/27/22 (Call 09/27/22)	2,818	2,864,666
2.75%, 04/25/22 (Call 03/25/22)(a)	5,208	5,288,568
4.05%, 07/30/22	2,297	2,412,539
4.50%, 01/14/22	5,242	5,515,894
Citizens Bank N.A./Providence RI 2.65%, 05/26/22 (Call 04/26/22)	1,240	1,256,306
3.25%, 02/14/22 (Call 01/14/22)	991	1,016,350
Cooperatieve Rabobank UA 3.88%, 02/08/22	6,627	6,900,563
3.95%, 11/09/22	3,380	3,529,362
Cooperatieve Rabobank UA/NY, 2.75%, 01/10/22	810	823,454
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 09/15/22	3,641	3,792,284

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Deutsche Bank AG/New York NY 3.30%, 11/16/22(a)	$2,039	$2,045,504
Series D, 5.00%, 02/14/22	2,031	2,118,049
Fifth Third Bancorp. 2.60%, 06/15/22 (Call 05/15/22)	1,910	1,933,264
3.50%, 03/15/22 (Call 02/15/22)	1,118	1,154,290
First Republic Bank/CA, 2.50%, 06/06/22 (Call 05/06/22)	1,175	1,188,465
Goldman Sachs Group Inc. (The) 3.00%, 04/26/22 (Call 04/26/21)	8,370	8,480,400
5.75%, 01/24/22	8,251	8,895,816
HSBC Holdings PLC 2.65%, 01/05/22	5,635	5,695,914
4.00%, 03/30/22(a)	4,196	4,388,093
4.88%, 01/14/22	1,151	1,218,138
Huntington Bancshares Inc./OH, 2.30%, 01/14/22 (Call 12/14/21)	2,732	2,749,102
Huntington National Bank (The) 2.50%, 08/07/22 (Call 07/07/22)(a)	1,195	1,210,607
3.13%, 04/01/22 (Call 03/01/22)	1,062	1,089,761
ING Groep NV, 3.15%, 03/29/22	3,339	3,417,600
JPMorgan Chase & Co. 3.25%, 09/23/22	6,218	6,435,257
4.50%, 01/24/22	6,702	7,061,763
KeyBank N.A./Cleveland OH 2.30%, 09/14/22(a)	2,035	2,051,158
2.40%, 06/09/22(a)	1,470	1,483,862
3.18%, 05/22/22	562	573,633
3.30%, 02/01/22	1,559	1,603,354
Lloyds Bank PLC, 2.25%, 08/14/22	2,682	2,695,571
Lloyds Banking Group PLC, 3.00%, 01/11/22	2,975	3,024,206
Manufacturers & Traders Trust Co., 2.50%, 05/18/22 (Call 04/18/22)(a)	2,029	2,052,476
Mitsubishi UFJ Financial Group Inc. 2.62%, 07/18/22	4,565	4,618,958
2.67%, 07/25/22	3,675	3,723,767
3.00%, 02/22/22	1,722	1,755,200
3.22%, 03/07/22	3,626	3,714,909
Mizuho Financial Group Inc. 2.60%, 09/11/22	2,078	2,100,671
2.95%, 02/28/22	3,616	3,677,978
Morgan Stanley 2.75%, 05/19/22	6,687	6,789,244
4.88%, 11/01/22	4,098	4,400,883
MUFG Americas Holdings Corp., 3.50%, 06/18/22	250	257,855
MUFG Union Bank N.A., 3.15%, 04/01/22 (Call 03/01/22)	2,752	2,822,341
National Australia Bank Ltd./New York 2.50%, 05/22/22	2,700	2,737,287
2.80%, 01/10/22	2,075	2,113,595
Northern Trust Corp., 2.38%, 08/02/22(a)	1,191	1,206,364
PNC Bank N.A. 2.45%, 07/28/22 (Call 06/28/22)	1,250	1,265,250
2.63%, 02/17/22 (Call 01/18/22)	3,823	3,879,886
2.70%, 11/01/22 (Call 10/01/22)	1,294	1,316,296
PNC Financial Services Group Inc. (The) 2.85%, 11/09/22(b)	1,412	1,443,770
3.30%, 03/08/22 (Call 02/06/22)	1,590	1,639,163
Regions Financial Corp., 2.75%, 08/14/22 (Call 07/14/22)	2,151	2,191,417
Royal Bank of Canada 2.75%, 02/01/22	3,334	3,399,613
2.80%, 04/29/22	1,692	1,726,483

Security	Par (000)	Value

Banks (continued)
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	$4,418	$4,817,255
Santander Holdings USA Inc., 3.70%, 03/28/22 (Call 02/28/22)	2,682	2,756,050
Skandinaviska Enskilda Banken AB, 2.80%, 03/11/22	1,087	1,105,229
Sumitomo Mitsui Banking Corp., 3.20%, 07/18/22	1,935	1,988,774
Sumitomo Mitsui Financial Group Inc. 2.78%, 07/12/22(a)	2,806	2,853,197
2.78%, 10/18/22	2,545	2,591,268
2.85%, 01/11/22(a)	2,240	2,275,616
SunTrust Bank/Atlanta GA 2.45%, 08/01/22 (Call 07/01/22)	2,441	2,466,557
2.80%, 05/17/22 (Call 04/17/22)	1,712	1,742,867
SunTrust Banks Inc., 2.70%, 01/27/22 (Call 12/27/21)	2,493	2,526,007
Synchrony Bank, 3.00%, 06/15/22 (Call 05/15/22)	2,407	2,443,201
Synovus Financial Corp., 3.13%, 11/01/22 (Call 10/01/22)	1,225	1,241,158
Toronto-Dominion Bank (The), 1.90%, 12/01/22	1,225	1,221,668
U.S. Bancorp. 2.95%, 07/15/22 (Call 06/15/22)	3,260	3,344,499
3.00%, 03/15/22 (Call 02/15/22)	1,972	2,020,531
Series V, 2.63%, 01/24/22 (Call 12/23/21)(a)	1,819	1,847,104
U.S. Bank N.A./Cincinnati OH, 2.65%, 05/23/22 (Call 04/22/22)	1,211	1,234,360
Wells Fargo & Co. 2.63%, 07/22/22	7,034	7,125,583
3.50%, 03/08/22(a)	5,564	5,740,713
Westpac Banking Corp. 2.50%, 06/28/22(a)	1,922	1,950,004
2.80%, 01/11/22	2,899	2,954,545
Zions Bancorp. N.A., 3.35%, 03/04/22 (Call 02/04/22)	1,371	1,404,302

		268,995,200

Beverages — 1.6%
Anheuser-Busch InBev Worldwide Inc., 2.50%, 07/15/22	2,209	2,245,581
Beam Suntory Inc., 3.25%, 05/15/22 (Call 02/15/22)	662	675,432
Coca-Cola Co. (The), 2.20%, 05/25/22	1,018	1,029,453
Constellation Brands Inc. 2.65%, 11/07/22 (Call 10/07/22)	1,457	1,479,569
2.70%, 05/09/22 (Call 04/09/22)	1,541	1,563,514
Diageo Investment Corp., 2.88%, 05/11/22	2,241	2,292,790
Molson Coors Brewing Co., 3.50%, 05/01/22(a)	821	844,530
PepsiCo Inc. 2.25%, 05/02/22 (Call 04/02/22)	1,839	1,861,086
2.75%, 03/05/22	2,667	2,731,701
3.10%, 07/17/22 (Call 05/17/22)	2,023	2,092,065

		16,815,721

Biotechnology — 1.5%
Amgen Inc. 2.65%, 05/11/22 (Call 04/11/22)(a)	3,674	3,729,882
2.70%, 05/01/22 (Call 03/01/22)	1,172	1,190,752
3.63%, 05/15/22 (Call 02/15/22)(a)	1,596	1,653,424
Biogen Inc., 3.63%, 09/15/22	1,923	2,009,208
Celgene Corp. 3.25%, 08/15/22	1,762	1,815,494
3.55%, 08/15/22	1,649	1,714,185
Gilead Sciences Inc. 1.95%, 03/01/22 (Call 02/01/22)	1,212	1,214,982
3.25%, 09/01/22 (Call 07/01/22)	2,141	2,220,688

		15,548,615

Building Materials — 0.1%
Masco Corp., 5.95%, 03/15/22(a)	617	665,527

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals — 1.8%
Cabot Corp., 3.70%, 07/15/22	$589	$607,506
Celanese U.S. Holdings LLC, 4.63%, 11/15/22	898	952,850
Dow Chemical Co. (The), 3.00%, 11/15/22 (Call 08/15/22)	3,266	3,344,776
Eastman Chemical Co., 3.60%, 08/15/22 (Call 05/15/22)	2,005	2,070,744
Ecolab Inc., 2.38%, 08/10/22 (Call 07/10/22)(a)	1,552	1,569,569
Huntsman International LLC, 5.13%, 11/15/22 (Call 08/15/22)	150	159,884
Mosaic Co. (The), 3.25%, 11/15/22 (Call 10/15/22)	1,564	1,603,976
Nutrien Ltd., 3.15%, 10/01/22 (Call 07/01/22)	1,815	1,857,344
Praxair Inc. 2.20%, 08/15/22 (Call 05/15/22)	1,380	1,390,350
2.45%, 02/15/22 (Call 11/15/21)	1,351	1,368,090
RPM International Inc., 3.45%, 11/15/22 (Call 08/15/22)	470	481,961
Sasol Financing International Ltd., 4.50%, 11/14/22(a)	1,250	1,290,775
Sherwin-Williams Co. (The), 2.75%, 06/01/22 (Call 05/01/22)	2,074	2,109,942

		18,807,767

Commercial Services — 0.8%
Block Financial LLC, 5.50%, 11/01/22 (Call 05/01/22)	1,139	1,219,892
Cintas Corp. No. 2 2.90%, 04/01/22 (Call 03/01/22)	1,347	1,374,964
3.25%, 06/01/22 (Call 03/01/22)	50	51,522
Equifax Inc., 3.30%, 12/15/22 (Call 09/15/22)	774	797,592
Moody’s Corp., 4.50%, 09/01/22 (Call 06/01/22)	784	832,247
PayPal Holdings Inc., 2.20%, 09/26/22	1,850	1,860,064
RELX Capital Inc., 3.13%, 10/15/22 (Call 07/15/22)	1,305	1,334,623
Verisk Analytics Inc., 4.13%, 09/12/22	1,078	1,133,722

		8,604,626

Computers — 3.1%
Apple Inc. 1.70%, 09/11/22	890	890,267
2.10%, 09/12/22 (Call 08/12/22)	2,348	2,370,048
2.15%, 02/09/22	2,950	2,977,700
2.30%, 05/11/22 (Call 04/11/22)	554	561,490
2.50%, 02/09/22 (Call 01/09/22)	4,262	4,332,451
2.70%, 05/13/22(a)	3,155	3,230,752
Genpact Luxembourg Sarl, 3.70%, 04/01/22 (Call 03/01/22)(a)	572	582,147
Hewlett Packard Enterprise Co., 4.40%, 10/15/22 (Call 08/15/22)	2,717	2,880,047
HP Inc., 4.05%, 09/15/22	1,003	1,059,750
IBM Credit LLC, 2.20%, 09/08/22	1,206	1,213,574
International Business Machines Corp. 1.88%, 08/01/22	2,627	2,623,322
2.50%, 01/27/22	2,298	2,327,736
2.85%, 05/13/22	4,680	4,786,189
2.88%, 11/09/22	1,935	1,987,651
Seagate HDD Cayman, 4.25%, 03/01/22 (Call 02/01/22)	466	481,560

		32,304,684

Cosmetics & Personal Care — 0.9%
Colgate-Palmolive Co. 2.25%, 11/15/22	873	887,230
2.30%, 05/03/22	1,122	1,138,830
Procter & Gamble Co. (The) 2.15%, 08/11/22(a)	2,747	2,782,327
2.30%, 02/06/22(a)	1,777	1,801,576

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
Unilever Capital Corp. 2.20%, 05/05/22 (Call 04/05/22)	$1,689	$1,705,366
3.00%, 03/07/22	1,270	1,304,569

		9,619,898

Diversified Financial Services — 4.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.50%, 05/26/22 (Call 04/26/22)	295	303,231
3.95%, 02/01/22 (Call 01/01/22)	2,790	2,885,390
4.63%, 07/01/22	828	875,122
Air Lease Corp. 2.63%, 07/01/22 (Call 06/01/22)	1,480	1,492,047
3.50%, 01/15/22	1,613	1,658,567
3.75%, 02/01/22 (Call 12/01/21)	892	919,126
Aircastle Ltd., 5.50%, 02/15/22	1,032	1,096,366
Ally Financial Inc., 4.63%, 05/19/22	2,195	2,299,394
American Express Co. 2.50%, 08/01/22 (Call 07/01/22)	3,757	3,806,480
2.65%, 12/02/22	3,209	3,273,180
2.75%, 05/20/22 (Call 04/20/22)	1,958	1,995,633
American Express Credit Corp., 2.70%, 03/03/22 (Call 01/31/22)	3,661	3,726,678
Ameriprise Financial Inc., 3.00%, 03/22/22	892	912,017
Capital One Financial Corp., 3.05%, 03/09/22 (Call 02/09/22)	2,197	2,240,237
CME Group Inc., 3.00%, 09/15/22	1,531	1,583,804
Discover Financial Services 3.85%, 11/21/22	1,099	1,151,389
5.20%, 04/27/22	600	642,930
E*TRADE Financial Corp., 2.95%, 08/24/22 (Call 07/24/22)(a)	1,367	1,393,711
Franklin Resources Inc., 2.80%, 09/15/22	335	341,824
Intercontinental Exchange Inc., 2.35%, 09/15/22 (Call 08/15/22)	878	887,456
International Lease Finance Corp. 5.88%, 08/15/22(a)	1,838	2,012,095
8.63%, 01/15/22	1,676	1,907,255
Invesco Finance PLC, 3.13%, 11/30/22(a)	544	556,670
ORIX Corp., 2.90%, 07/18/22	818	835,104
Synchrony Financial, 2.85%, 07/25/22 (Call 06/25/22)(a)	547	553,422
TD Ameritrade Holding Corp., 2.95%, 04/01/22 (Call 02/01/22)	1,641	1,676,954
Visa Inc. 2.15%, 09/15/22 (Call 08/15/22)(a)	2,220	2,244,908
2.80%, 12/14/22 (Call 10/14/22)	4,766	4,910,458
Western Union Co. (The), 3.60%, 03/15/22 (Call 02/15/22)	1,460	1,503,274

		49,684,722

Electric — 4.6%
AEP Texas Inc., 2.40%, 10/01/22 (Call 09/01/22)	705	710,492
Alabama Power Co., Series 17-A, 2.45%, 03/30/22 (Call 02/28/22)	915	926,556
Ameren Illinois Co., 2.70%, 09/01/22 (Call 06/01/22)	540	550,838
American Electric Power Co. Inc., Series F, 2.95%, 12/15/22 (Call 09/15/22)(a)	697	711,114
CenterPoint Energy Inc., 2.50%, 09/01/22 (Call 08/01/22)	1,333	1,344,797
CMS Energy Corp., 5.05%, 03/15/22 (Call 12/15/21)	741	785,490
Consumers Energy Co., 2.85%, 05/15/22 (Call 02/15/22)	30	30,697
Dominion Energy Inc.
Series B, 2.75%, 01/15/22 (Call 12/15/21)	779	789,439
Series B, 2.75%, 09/15/22 (Call 06/15/22)	1,090	1,107,625

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
DTE Energy Co. 2.25%, 11/01/22	$1,075	$1,076,838
Series B, 2.60%, 06/15/22	400	404,132
Series B, 3.30%, 06/15/22 (Call 04/15/22)	780	801,169
Duke Energy Corp. 2.40%, 08/15/22 (Call 07/15/22)(a)	1,120	1,130,696
3.05%, 08/15/22 (Call 05/15/22)	2,117	2,173,100
Duke Energy Progress LLC, 2.80%, 05/15/22 (Call 02/15/22)	1,080	1,103,101
Edison International, 2.40%, 09/15/22 (Call 08/15/22)(a)	1,125	1,098,360
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	1,847	1,931,519
Eversource Energy, Series K, 2.75%, 03/15/22 (Call 02/15/22)	1,778	1,807,799
Exelon Corp., 3.50%, 06/01/22 (Call 05/01/22)	2,769	2,847,833
Exelon Generation Co. LLC 3.40%, 03/15/22 (Call 02/15/22)	618	634,723
4.25%, 06/15/22 (Call 03/15/22)	1,017	1,065,063
FirstEnergy Corp., Series A, 2.85%, 07/15/22 (Call 05/15/22)	1,468	1,494,483
Georgia Power Co., 2.85%, 05/15/22(a)	1,059	1,080,318
ITC Holdings Corp., 2.70%, 11/15/22 (Call 10/15/22)	475	482,106
National Rural Utilities Cooperative Finance Corp. 2.30%, 09/15/22 (Call 08/15/22)	825	831,872
2.40%, 04/25/22 (Call 03/25/22)	1,003	1,015,166
3.05%, 02/15/22 (Call 11/15/21)	1,089	1,112,860
NextEra Energy Capital Holdings Inc. 1.95%, 09/01/22	1,000	998,470
2.90%, 04/01/22(a)	3,221	3,287,804
3.20%, 02/25/22	317	325,131
Northern States Power Co./MN, 2.15%, 08/15/22 (Call 02/15/22)(a)	905	906,946
NSTAR Electric Co., 2.38%, 10/15/22 (Call 07/15/22)	340	343,567
Oncor Electric Delivery Co. LLC 4.10%, 06/01/22 (Call 03/01/22)	895	939,016
7.00%, 09/01/22	1,546	1,755,653
PacifiCorp, 2.95%, 02/01/22 (Call 11/01/21)	719	734,351
PECO Energy Co., 2.38%, 09/15/22 (Call 06/15/22)	445	450,229
PPL Capital Funding Inc. 3.50%, 12/01/22 (Call 09/01/22)	330	341,471
4.20%, 06/15/22 (Call 03/15/22)	1,737	1,816,450
Progress Energy Inc., 3.15%, 04/01/22 (Call 01/01/22)	1,225	1,251,717
Public Service Co. of Colorado, 2.25%, 09/15/22 (Call 03/15/22)(a)	515	518,893
Public Service Enterprise Group Inc., 2.65%, 11/15/22 (Call 10/15/22)	1,430	1,453,395
Puget Energy Inc., 5.63%, 07/15/22 (Call 04/15/22)	787	846,261
Sempra Energy, 2.88%, 10/01/22 (Call 07/01/22)	1,252	1,276,289
Southern California Edison Co., Series B, 2.40%, 02/01/22 (Call 12/01/21)	510	510,505
Virginia Electric & Power Co., 2.95%, 01/15/22 (Call 10/15/21)	680	692,594
WEC Energy Group Inc., 3.10%, 03/08/22	603	617,134
Xcel Energy Inc., 2.60%, 03/15/22 (Call 02/15/22)	260	263,240

		48,377,302

Electronics — 0.8%
Agilent Technologies Inc., 3.20%, 10/01/22 (Call 07/01/22)	1,205	1,235,041
Arrow Electronics Inc., 3.50%, 04/01/22 (Call 02/01/22)	622	637,960
Avnet Inc., 4.88%, 12/01/22	1,414	1,501,343
Honeywell International Inc., 2.15%, 08/08/22 (Call 07/08/22)(a)	1,534	1,549,447

Security	Par (000)	Value

Electronics (continued)
Jabil Inc., 4.70%, 09/15/22	$1,320	$1,390,752
Tech Data Corp., 3.70%, 02/15/22 (Call 01/15/22)	1,525	1,563,201
Tyco Electronics Group SA, 3.50%, 02/03/22 (Call 11/03/21)(a)	212	218,373

		8,096,117

Environmental Control — 0.4%
Republic Services Inc., 3.55%, 06/01/22 (Call 03/01/22)	2,718	2,824,301
Waste Management Inc., 2.90%, 09/15/22 (Call 06/15/22)	1,383	1,422,125

		4,246,426

Food — 1.1%
Campbell Soup Co., 2.50%, 08/02/22	640	643,955
Flowers Foods Inc., 4.38%, 04/01/22 (Call 01/01/22)	200	208,448
General Mills Inc., 2.60%, 10/12/22 (Call 09/12/22)	1,479	1,500,830
JM Smucker Co. (The), 3.00%, 03/15/22	670	682,958
Kellogg Co., 3.13%, 05/17/22	485	496,480
Kraft Heinz Foods Co., 3.50%, 06/06/22	1,500	1,543,110
Kroger Co. (The) 2.80%, 08/01/22 (Call 07/01/22)(a)	636	648,364
3.40%, 04/15/22 (Call 01/15/22)	830	853,846
McCormick & Co. Inc./MD, 2.70%, 08/15/22 (Call 07/15/22) .	1,685	1,715,060
Sysco Corp., 2.60%, 06/12/22(a)	930	944,880
Tyson Foods Inc., 4.50%, 06/15/22 (Call 03/15/22)(a)	2,151	2,275,328

		11,513,259

Forest Products & Paper — 0.2%
Domtar Corp., 4.40%, 04/01/22 (Call 01/01/22)	715	741,283
International Paper Co., 4.75%, 02/15/22 (Call 11/15/21)	1,255	1,320,649

		2,061,932

Gas — 0.1%
NiSource Inc., 2.65%, 11/17/22 (Call 10/17/22)	790	801,344

Hand & Machine Tools — 0.2%
Kennametal Inc., 3.88%, 02/15/22 (Call 11/15/21)	247	254,328
Stanley Black & Decker Inc., 2.90%, 11/01/22	1,413	1,449,173

		1,703,501

Health Care - Products — 1.3%
Abbott Laboratories, 2.55%, 03/15/22(a)	1,776	1,803,794
Becton Dickinson and Co., 2.89%, 06/06/22 (Call 05/06/22) .	3,717	3,789,221
Boston Scientific Corp., 3.38%, 05/15/22	955	986,773
Covidien International Finance SA, 3.20%, 06/15/22 (Call 03/15/22)	1,006	1,034,832
DH Europe Finance II Sarl, 2.05%, 11/15/22	610	612,837
Medtronic Inc., 3.15%, 03/15/22	3,409	3,515,838
Zimmer Biomet Holdings Inc., 3.15%, 04/01/22 (Call 02/01/22)	1,862	1,900,376

		13,643,671

Health Care - Services — 1.9%
Aetna Inc., 2.75%, 11/15/22 (Call 08/15/22)	2,371	2,405,498
Anthem Inc. 2.95%, 12/01/22 (Call 11/01/22)	1,621	1,657,489
3.13%, 05/15/22(a)	2,816	2,890,483
CommonSpirit Health, 2.95%, 11/01/22	565	576,317
Humana Inc. 2.90%, 12/15/22 (Call 11/15/22)	934	952,166
3.15%, 12/01/22 (Call 09/01/22)	1,048	1,074,693
Laboratory Corp. of America Holdings 3.20%, 02/01/22	1,119	1,143,282
3.75%, 08/23/22 (Call 05/23/22)	961	997,883
UnitedHealth Group Inc. 2.38%, 10/15/22	475	481,222

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Services (continued)
2.88%, 03/15/22 (Call 12/15/21)	$3,570	$3,644,649
3.35%, 07/15/22	3,457	3,589,092

		19,412,774

Holding Companies – Diversified — 0.1%
Ares Capital Corp., 3.63%, 01/19/22 (Call 12/19/21)	1,237	1,257,435
FS KKR Capital Corp., 4.75%, 05/15/22 (Call 04/15/22)	24	24,878

		1,282,313

Home Builders — 0.2%
DR Horton Inc., 4.38%, 09/15/22 (Call 06/15/22)(a)	800	840,560
NVR Inc., 3.95%, 09/15/22 (Call 06/15/22)(a)	1,503	1,568,696

		2,409,256

Home Furnishings — 0.0%
Leggett & Platt Inc., 3.40%, 08/15/22 (Call 05/15/22)	116	118,442
Whirlpool Corp., 4.70%, 06/01/22	390	413,720

		532,162

Household Products & Wares — 0.3%
Church & Dwight Co. Inc. 2.45%, 08/01/22 (Call 07/01/22)(a)	855	860,976
2.88%, 10/01/22	407	415,580
Clorox Co. (The), 3.05%, 09/15/22 (Call 06/15/22)	1,512	1,549,014
Kimberly-Clark Corp., 2.40%, 03/01/22(a)	326	330,153

		3,155,723

Insurance — 1.7%
Alleghany Corp., 4.95%, 06/27/22	709	758,063
American International Group Inc., 4.88%, 06/01/22	3,556	3,809,756
Berkshire Hathaway Finance Corp., 3.00%, 05/15/22	2,061	2,131,177
Berkshire Hathaway Inc., 3.40%, 01/31/22(a)	1,696	1,759,362
Chubb INA Holdings Inc., 2.88%, 11/03/22 (Call 09/03/22)	960	987,178
Enstar Group Ltd., 4.50%, 03/10/22 (Call 02/10/22)	325	337,158
Fidelity National Financial Inc., 5.50%, 09/01/22	675	734,299
Lincoln National Corp., 4.20%, 03/15/22	920	963,148
Markel Corp., 4.90%, 07/01/22	140	149,502
Marsh & McLennan Companies Inc., 2.75%, 01/30/22 (Call 12/30/21)	1,712	1,737,646
MetLife Inc., Series N, 3.05%, 12/15/22	1,141	1,190,633
Primerica Inc., 4.75%, 07/15/22	840	893,038
Principal Financial Group Inc., 3.30%, 09/15/22	790	816,536
Sompo International Holdings Ltd., 4.70%, 10/15/22	485	515,836
WR Berkley Corp., 4.63%, 03/15/22	605	640,296

		17,423,628

Internet — 1.0%
Amazon.com Inc., 2.50%, 11/29/22 (Call 08/29/22)	3,147	3,211,702
Baidu Inc. 2.88%, 07/06/22	1,775	1,789,732
3.50%, 11/28/22	1,115	1,145,908
eBay Inc. 2.60%, 07/15/22 (Call 04/15/22)	2,462	2,488,196
3.80%, 03/09/22 (Call 02/09/22)	2,152	2,229,623

		10,865,161

Iron & Steel — 0.3%
ArcelorMittal, 6.25%, 02/25/22	1,715	1,855,784
Nucor Corp., 4.13%, 09/15/22 (Call 06/15/22)(a)	1,468	1,546,788

		3,402,572

Leisure Time — 0.2%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	1,957	2,121,642

Lodging — 0.3%
Choice Hotels International Inc., 5.75%, 07/01/22	70	75,960

Security	Par (000)	Value

Lodging (continued)
Marriott International Inc./MD 2.30%, 01/15/22 (Call 12/15/21)	$1,651	$1,662,062
3.25%, 09/15/22 (Call 06/15/22)	896	921,402

		2,659,424

Machinery — 2.3%
ABB Finance USA Inc., 2.88%, 05/08/22	3,195	3,271,008
Caterpillar Financial Services Corp. 1.90%, 09/06/22	2,000	2,000,360
2.40%, 06/06/22	1,000	1,013,190
2.55%, 11/29/22	683	696,339
2.85%, 06/01/22(a)	922	944,183
2.95%, 02/26/22	1,316	1,348,637
Caterpillar Inc., 2.60%, 06/26/22 (Call 03/26/22)	1,534	1,560,922
CNH Industrial Capital LLC, 4.38%, 04/05/22	1,282	1,342,639
Deere & Co., 2.60%, 06/08/22 (Call 03/08/22)	2,323	2,366,905
Flowserve Corp., 3.50%, 09/15/22 (Call 06/15/22)	978	1,003,447
John Deere Capital Corp. 1.95%, 06/13/22	755	757,197
2.15%, 09/08/22	1,833	1,849,112
2.65%, 01/06/22	1,747	1,776,909
2.75%, 03/15/22(a)	1,210	1,235,422
2.95%, 04/01/22(a)	1,735	1,779,867
3.20%, 01/10/22	375	385,687
Roper Technologies Inc., 3.13%, 11/15/22 (Call 08/15/22)(a) .	369	378,819

		23,710,643

Manufacturing — 1.4%
3M Co. 2.00%, 06/26/22(a)	1,524	1,535,613
2.75%, 03/01/22 (Call 02/01/22)	1,702	1,738,184
Eaton Corp., 2.75%, 11/02/22	3,090	3,155,941
General Electric Co. 2.70%, 10/09/22	5,443	5,477,726
3.15%, 09/07/22(a)	2,815	2,868,316
Parker-Hannifin Corp., 3.50%, 09/15/22	318	330,154

		15,105,934

Media — 2.5%
CBS Corp., 3.38%, 03/01/22 (Call 12/01/21)	2,174	2,227,219
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 07/23/22 (Call 05/23/22)	6,421	6,749,113
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	2,146	2,619,322
Comcast Corp. 1.63%, 01/15/22 (Call 12/15/21)	1,532	1,530,652
3.13%, 07/15/22	2,203	2,283,057
Discovery Communications LLC 3.30%, 05/15/22	741	760,622
3.50%, 06/15/22 (Call 04/15/22)	1,511	1,554,426
Fox Corp., 3.67%, 01/25/22(a)(c)	1,445	1,496,702
TWDC Enterprises 18 Corp. 2.35%, 12/01/22	2,974	3,021,822
2.45%, 03/04/22	1,055	1,073,051
2.55%, 02/15/22	25	25,447
Walt Disney Co. (The) 1.65%, 09/01/22	680	679,055
3.00%, 09/15/22(c)	2,167	2,239,508

		26,259,996

Mining — 0.5%
Barrick Gold Corp., 3.85%, 04/01/22	786	814,304

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
BHP Billiton Finance USA Ltd., 2.88%, 02/24/22	$1,533	$1,566,941
Newmont Goldcorp Corp., 3.50%, 03/15/22 (Call 12/15/21) .	2,378	2,449,126
Southern Copper Corp., 3.50%, 11/08/22	829	852,933

		5,683,304

Oil & Gas — 4.5%
Apache Corp., 3.25%, 04/15/22 (Call 01/15/22)	943	956,164
BP Capital Markets America Inc. 2.52%, 09/19/22 (Call 08/19/22)	522	530,576
3.25%, 05/06/22	2,864	2,956,192
BP Capital Markets PLC 2.50%, 11/06/22(a)	2,171	2,206,235
3.06%, 03/17/22	2,352	2,414,587
Cenovus Energy Inc., 3.00%, 08/15/22 (Call 05/15/22)	760	767,995
Chevron Corp. 2.36%, 12/05/22 (Call 09/05/22)	3,639	3,693,221
2.41%, 03/03/22 (Call 01/03/22)	2,999	3,038,197
2.50%, 03/03/22 (Call 02/03/22)	1,644	1,669,614
Continental Resources Inc./OK, 5.00%, 09/15/22 (Call 12/02/19)(a)	1,445	1,456,213
EQT Corp., 3.00%, 10/01/22 (Call 09/01/22)(a)	1,799	1,716,948
Exxon Mobil Corp. 1.90%, 08/16/22	1,525	1,533,967
2.40%, 03/06/22 (Call 01/06/22)(a)	2,030	2,059,679
Husky Energy Inc., 3.95%, 04/15/22 (Call 01/15/22)(a)	599	619,444
Marathon Oil Corp., 2.80%, 11/01/22 (Call 08/01/22)(a)	2,291	2,320,187
Newfield Exploration Co., 5.75%, 01/30/22	470	501,072
Occidental Petroleum Corp. 2.60%, 04/15/22 (Call 03/15/22)	1,800	1,813,086
2.70%, 08/15/22	3,389	3,426,991
3.13%, 02/15/22 (Call 11/15/21)	1,762	1,791,302
Phillips 66, 4.30%, 04/01/22	3,655	3,858,218
Pioneer Natural Resources Co., 3.95%, 07/15/22 (Call 04/15/22)	1,883	1,959,148
Shell International Finance BV, 2.38%, 08/21/22(a)	2,570	2,609,861
Total Capital International SA, 2.88%, 02/17/22	3,044	3,115,686

		47,014,583

Oil & Gas Services — 0.6%
Baker Hughes a GE Co. LLC/Baker Hughes
Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	2,429	2,472,358
National Oilwell Varco Inc., 2.60%, 12/01/22 (Call 09/01/22).	2,887	2,912,001
TechnipFMC PLC, 3.45%, 10/01/22 (Call 07/01/22)(a)	732	747,123

		6,131,482

Packaging & Containers — 0.1%
Packaging Corp. of America, 3.90%, 06/15/22 (Call 03/15/22)	419	434,440
WestRock RKT LLC, 4.90%, 03/01/22(a)	781	826,408

		1,260,848

Pharmaceuticals — 6.1%
AbbVie Inc. 2.90%, 11/06/22	6,097	6,218,818
3.20%, 11/06/22 (Call 09/06/22)	2,356	2,419,895
Allergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)	4,153	4,252,298
Allergan Funding SCS, 3.45%, 03/15/22 (Call 01/15/22)	6,219	6,372,174
AstraZeneca PLC, 2.38%, 06/12/22 (Call 05/12/22)	2,057	2,076,192
Bristol-Myers Squibb Co. 2.00%, 08/01/22	1,581	1,587,593
2.60%, 05/16/22(c)	2,099	2,137,936
Cardinal Health Inc., 2.62%, 06/15/22 (Call 05/15/22)	2,741	2,774,193

Security	Par (000)	Value

Pharmaceuticals (continued)
Cigna Corp. 3.05%, 11/30/22 (Call 10/31/22)(c)	$850	$869,295
3.90%, 02/15/22(c)	1,928	1,999,741
4.00%, 02/15/22 (Call 11/15/21)(c)	1,920	1,986,432
CVS Health Corp. 2.75%, 12/01/22 (Call 09/01/22)	2,739	2,784,467
3.50%, 07/20/22 (Call 05/20/22)	3,272	3,384,393
4.75%, 12/01/22 (Call 09/01/22)	910	971,862
Eli Lilly & Co., 2.35%, 05/15/22	1,272	1,289,541
GlaxoSmithKline Capital PLC 2.85%, 05/08/22	5,011	5,126,754
2.88%, 06/01/22 (Call 05/01/22)	2,503	2,562,246
Johnson & Johnson, 2.25%, 03/03/22 (Call 02/03/22)	2,447	2,474,162
McKesson Corp., 2.70%, 12/15/22 (Call 09/15/22)	435	440,103
Merck & Co. Inc. 2.35%, 02/10/22	2,903	2,949,477
2.40%, 09/15/22 (Call 06/15/22)(a)	2,096	2,138,088
Novartis Capital Corp. 2.40%, 05/17/22 (Call 04/17/22)	2,917	2,962,855
2.40%, 09/21/22	2,655	2,703,162
Pfizer Inc., 2.80%, 03/11/22	1,730	1,768,423

		64,250,100

Pipelines — 3.0%
Enbridge Inc., 2.90%, 07/15/22 (Call 06/15/22)	1,582	1,613,624
Energy Transfer Operating LP, 5.20%, 02/01/22 (Call 11/01/21)	1,926	2,028,791
Energy Transfer Partners LP/Regency Energy Finance Corp. 5.00%, 10/01/22 (Call 07/01/22)	1,403	1,490,673
5.88%, 03/01/22 (Call 12/01/21)	2,459	2,630,097
Enterprise Products Operating LLC 3.50%, 02/01/22	1,591	1,642,851
4.05%, 02/15/22	1,368	1,428,370
Kinder Morgan Energy Partners LP 3.95%, 09/01/22 (Call 06/01/22)	2,080	2,168,067
4.15%, 03/01/22	372	388,215
MPLX LP, 3.50%, 12/01/22 (Call 11/01/22)(c)	1,035	1,064,943
ONEOK Inc., 4.25%, 02/01/22 (Call 11/01/21)(a)	663	687,915
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	2,160	2,216,074
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 06/01/22 (Call 03/01/22)	1,968	2,017,397
Sabine Pass Liquefaction LLC, 6.25%, 03/15/22 (Call 12/15/21)	2,280	2,458,798
Sunoco Logistics Partners Operations LP, 4.65%, 02/15/22 .	630	660,410
TransCanada PipeLines Ltd., 2.50%, 08/01/22	2,176	2,204,723
Western Midstream Operating LP, 4.00%, 07/01/22 (Call 04/01/22)(a)	1,429	1,452,336
Williams Companies Inc. (The) 3.35%, 08/15/22 (Call 05/15/22)(a)	1,628	1,669,009
3.60%, 03/15/22 (Call 01/15/22)	3,355	3,452,396

		31,274,689

Real Estate Investment Trusts — 2.7%
American Tower Corp. 2.25%, 01/15/22	1,563	1,568,283
4.70%, 03/15/22	1,477	1,563,449
AvalonBay Communities Inc., 2.95%, 09/15/22 (Call 06/15/22)	840	861,806
Brixmor Operating Partnership LP, 3.88%, 08/15/22 (Call 06/15/22)	878	918,028

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Camden Property Trust, 2.95%, 12/15/22 (Call 09/15/22)(a) .	$290	$296,507
Crown Castle International Corp., 4.88%, 04/15/22	1,898	2,018,637
Digital Realty Trust LP 3.63%, 10/01/22 (Call 07/03/22)	1,045	1,083,425
3.95%, 07/01/22 (Call 05/01/22)	920	960,701
Duke Realty LP 3.88%, 10/15/22 (Call 07/15/22)	315	328,992
4.38%, 06/15/22 (Call 03/15/22)	335	351,271
Equinix Inc., 5.38%, 01/01/22 (Call 12/02/19)	460	469,122
Essex Portfolio LP, 3.63%, 08/15/22 (Call 05/15/22)	390	403,868
HCP Inc. 3.15%, 08/01/22 (Call 05/01/22)	189	193,746
4.00%, 12/01/22 (Call 10/01/22)	688	724,072
Kimco Realty Corp., 3.40%, 11/01/22 (Call 09/01/22)(a)	1,002	1,037,050
Liberty Property LP, 4.13%, 06/15/22 (Call 03/15/22)	640	672,089
National Retail Properties Inc., 3.80%, 10/15/22 (Call 07/15/22)	540	560,585
Office Properties Income Trust 4.00%, 07/15/22 (Call 06/15/22)	690	704,566
4.15%, 02/01/22 (Call 12/01/21)	852	870,974
Public Storage, 2.37%, 09/15/22 (Call 08/15/22)	1,380	1,397,236
Rayonier Inc., 3.75%, 04/01/22 (Call 01/01/22)	175	178,166
Realty Income Corp., 3.25%, 10/15/22 (Call 07/15/22)	2,250	2,328,682
Regency Centers Corp., 3.75%, 11/15/22 (Call 08/15/22)	375	391,095
Service Properties Trust, 5.00%, 08/15/22 (Call 02/15/22)(a) .	1,498	1,568,676
Simon Property Group LP 2.35%, 01/30/22 (Call 10/30/21)	2,089	2,108,407
2.63%, 06/15/22 (Call 03/15/22)(a)	1,250	1,273,450
SL Green Operating Partnership LP, 3.25%, 10/15/22 (Call 09/15/22)	1,160	1,188,571
UDR Inc., Series 0001, 4.63%, 01/10/22 (Call 11/01/19)	270	284,818
Ventas Realty LP/Ventas Capital Corp., 3.25%, 08/15/22 (Call 05/15/22)	1,279	1,316,270
Washington REIT, 3.95%, 10/15/22 (Call 07/15/22)	550	570,361
Weingarten Realty Investors, 3.38%, 10/15/22 (Call 07/15/22)	240	244,934

		28,437,837

Retail — 2.2%
Advance Auto Parts Inc., 4.50%, 01/15/22 (Call 10/15/21)	204	212,480
AutoZone Inc., 3.70%, 04/15/22 (Call 01/15/22)	1,022	1,058,874
Costco Wholesale Corp. 2.25%, 02/15/22(a)	1,032	1,045,591
2.30%, 05/18/22 (Call 04/18/22)(a)	1,451	1,471,691
Home Depot Inc. (The) 2.63%, 06/01/22 (Call 05/01/22)	2,952	3,016,413
3.25%, 03/01/22	800	827,848
Lowe’s Companies Inc., 3.12%, 04/15/22 (Call 01/15/22)	1,798	1,843,813
Macy’s Retail Holdings Inc., 3.88%, 01/15/22 (Call 10/15/21)	1,634	1,671,010
McDonald’s Corp., 2.63%, 01/15/22	2,772	2,814,855
O’Reilly Automotive Inc., 3.80%, 09/01/22 (Call 06/01/22)	240	250,164
QVC Inc., 5.13%, 07/02/22	1,148	1,208,167
Starbucks Corp., 2.70%, 06/15/22 (Call 04/15/22)(a)	1,086	1,107,003
Target Corp., 2.90%, 01/15/22(a)	2,450	2,512,573
Walgreen Co., 3.10%, 09/15/22(a)	2,091	2,152,455
Walmart Inc., 2.35%, 12/15/22 (Call 11/15/22)	2,186	2,222,528

		23,415,465

Security	Par (000)	Value

Savings & Loans — 0.1%
People’s United Financial Inc., 3.65%, 12/06/22 (Call 09/06/22)(a)	$1,247	$1,290,196

Semiconductors — 2.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 01/15/22 (Call 12/15/21)	6,847	6,935,121
Broadcom Inc., 3.13%, 10/15/22(c)	2,703	2,752,870
Intel Corp. 2.35%, 05/11/22 (Call 04/11/22)(a)	1,334	1,352,649
2.70%, 12/15/22	3,397	3,493,509
3.10%, 07/29/22	1,976	2,045,694
QUALCOMM Inc., 3.00%, 05/20/22	3,856	3,961,809
Texas Instruments Inc., 1.85%, 05/15/22 (Call 04/15/22)(a)	1,025	1,026,558

		21,568,210

Software — 2.9%
Activision Blizzard Inc., 2.60%, 06/15/22 (Call 05/15/22)	191	193,351
Autodesk Inc., 3.60%, 12/15/22 (Call 09/15/22)	350	362,096
CA Inc., 3.60%, 08/15/22 (Call 07/15/22)	1,913	1,948,065
Fidelity National Information Services Inc., 4.50%, 10/15/22 (Call 08/15/22)	973	1,036,556
Fiserv Inc., 3.50%, 10/01/22 (Call 07/01/22)	840	872,727
Microsoft Corp. 2.13%, 11/15/22	992	1,005,273
2.38%, 02/12/22 (Call 01/12/22)	3,527	3,579,270
2.40%, 02/06/22 (Call 01/06/22)	4,008	4,068,601
2.65%, 11/03/22 (Call 09/03/22)	2,819	2,894,634
Oracle Corp. 2.50%, 05/15/22 (Call 03/15/22)	4,952	5,029,103
2.50%, 10/15/22	5,629	5,735,050
VMware Inc., 2.95%, 08/21/22 (Call 07/21/22)	3,122	3,172,577

		29,897,303

Telecommunications — 2.9%
America Movil SAB de CV, 3.13%, 07/16/22	2,258	2,321,472
AT&T Inc. 2.63%, 12/01/22 (Call 09/01/22)	1,916	1,945,468
3.00%, 02/15/22	2,697	2,756,685
3.00%, 06/30/22 (Call 04/30/22)	4,199	4,296,333
3.20%, 03/01/22 (Call 02/01/22)	3,085	3,165,117
3.40%, 06/15/22	1,203	1,243,770
3.80%, 03/15/22	2,215	2,304,995
4.00%, 01/15/22	1,315	1,370,362
Cisco Systems Inc., 3.00%, 06/15/22(a)	1,342	1,384,609
Corning Inc., 2.90%, 05/15/22 (Call 03/15/22)(a)	764	780,311
Motorola Solutions Inc., 3.75%, 05/15/22	1,015	1,052,119
Verizon Communications Inc. 2.45%, 11/01/22 (Call 08/01/22)	1,959	1,987,072
2.95%, 03/15/22(a)	2,968	3,042,853
3.13%, 03/16/22	2,614	2,688,917

		30,340,083

Transportation — 1.5%
Burlington Northern Santa Fe LLC 3.05%, 03/15/22 (Call 12/15/21)(a)	1,305	1,336,894
3.05%, 09/01/22 (Call 06/01/22)	1,449	1,492,484
FedEx Corp. 2.63%, 08/01/22	1,286	1,302,757
3.40%, 01/14/22	1,043	1,073,758
JB Hunt Transport Services Inc., 3.30%, 08/15/22 (Call 06/15/22)	276	283,273
Norfolk Southern Corp., 3.00%, 04/01/22 (Call 01/01/22)	1,366	1,394,276

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Transportation (continued)
Ryder System Inc. 2.50%, 09/01/22 (Call 08/01/22)	$660	$665,181
2.80%, 03/01/22 (Call 02/01/22)	322	326,663
2.88%, 06/01/22 (Call 05/01/22)	1,062	1,080,734
Union Pacific Corp. 2.95%, 03/01/22	1,455	1,489,920
4.16%, 07/15/22 (Call 04/15/22)(a)	1,489	1,570,508
United Parcel Service Inc. 2.35%, 05/16/22 (Call 04/16/22)	1,035	1,047,844
2.45%, 10/01/22	2,107	2,142,545

		15,206,837

Total Corporate Bonds & Notes — 98.9% (Cost: $1,013,446,609)		1,034,698,594

Short-Term Investments

Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(d)(e)(f)	36,228	36,246,153
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(d)(e)	6,693	6,693,000

		42,939,153

Total Short-Term Investments — 4.1% (Cost: $42,926,559)		42,939,153

Total Investments in Securities — 103.0% (Cost: $1,056,373,168)		1,077,637,747

Other Assets, Less Liabilities — (3.0)%		(31,419,784)

Net Assets — 100.0%		$1,046,217,963

(a)	All or a portion of this security is on loan.
(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/18	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at 10/31/19	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)	(000)	10/31/19	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	30,603	5,625	(b)	—	36,228	$36,246,153	$110,906	(c)	$6,859		$8,747
BlackRock Cash Funds: Treasury, SL Agency Shares	4,727	1,966	(b)	—	6,693	6,693,000	97,676		—		—
PNC Bank N.A. 2.45%, 07/28/22(d)	800	450		—	1,250	N/A	24,081		—		20,088
2.63%, 02/17/22(d)	1,300	2,523		—	3,823	N/A	74,477		—		30,841
2.70%, 11/01/22(d)	500	794		—	1,294	N/A	27,907		—		4,991
PNC Financial Services Group Inc. (The) 2.85%, 11/09/22(d)	810	602		—	1,412	N/A	29,281		—		28,912
3.30%, 03/08/22(d)	1,490	100		—	1,590	N/A	37,950		—		54,995

						$42,939,153	$402,278		$6,859		$148,574

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Corporate ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$1,034,698,594	$—	$1,034,698,594
Money Market Funds	42,939,153	—	—	42,939,153

	$42,939,153	$1,034,698,594	$—	$1,077,637,747

See notes to financial statements.

SCHEDULE OF INVESTMENTS	53

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.2%
Interpublic Group of Companies Inc. (The), 3.75%, 02/15/23	$1,405	$1,470,080

Aerospace & Defense — 2.1%
Boeing Co. (The) 1.88%, 06/15/23 (Call 04/15/23)	1,216	1,206,333
2.80%, 03/01/23 (Call 02/01/23)	1,300	1,329,458
Embraer Overseas Ltd., 5.70%, 09/16/23(a)	770	849,133
General Dynamics Corp. 1.88%, 08/15/23 (Call 06/15/23)	1,222	1,220,876
3.38%, 05/15/23 (Call 04/15/23)(b)	1,957	2,054,087
L3Harris Technologies Inc., 3.85%, 06/15/23 (Call 05/15/23)(a)	1,449	1,531,158
Lockheed Martin Corp., 3.10%, 01/15/23 (Call 11/15/22)(b)	1,771	1,835,606
Northrop Grumman Corp., 3.25%, 08/01/23	2,572	2,685,451
Rockwell Collins Inc., 3.70%, 12/15/23 (Call 09/15/23)	967	1,021,577
Spirit AeroSystems Inc., 3.95%, 06/15/23 (Call 05/15/23)	1,033	1,069,300
United Technologies Corp., 3.65%, 08/16/23 (Call 07/16/23)	3,696	3,910,294

		18,713,273

Agriculture — 0.7%
Altria Group Inc., 2.95%, 05/02/23(b)	1,158	1,178,381
Philip Morris International Inc. 2.13%, 05/10/23 (Call 03/10/23)	1,171	1,171,351
2.63%, 03/06/23	1,359	1,380,771
3.60%, 11/15/23(b)	919	969,830
Reynolds American Inc., 4.85%, 09/15/23	1,266	1,369,230

		6,069,563

Airlines — 0.2%
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 01/15/23	669	702,278
Delta Air Lines Inc., 3.80%, 04/19/23 (Call 03/19/23)	1,308	1,352,694

		2,054,972

Apparel — 0.2%
NIKE Inc., 2.25%, 05/01/23 (Call 02/01/23)(b)	1,580	1,610,826

Auto Manufacturers — 3.2%
American Honda Finance Corp. 2.05%, 01/10/23	830	832,141
3.45%, 07/14/23	903	949,080
3.63%, 10/10/23(b)	1,297	1,374,924
Ford Motor Credit Co. LLC 3.10%, 05/04/23	2,177	2,147,959
4.14%, 02/15/23 (Call 01/15/23)	1,815	1,850,265
4.38%, 08/06/23	1,815	1,864,205
General Motors Co., 4.88%, 10/02/23	2,307	2,474,488
General Motors Financial Co. Inc. 3.25%, 01/05/23 (Call 12/05/22)	1,810	1,834,562
3.70%, 05/09/23 (Call 03/09/23)	3,390	3,477,530
4.15%, 06/19/23 (Call 05/19/23)	2,116	2,206,141
4.25%, 05/15/23	1,480	1,548,924
PACCAR Financial Corp., 1.90%, 02/07/23	360	359,982
Toyota Motor Corp., 3.42%, 07/20/23	1,115	1,174,675
Toyota Motor Credit Corp. 2.25%, 10/18/23	2,066	2,091,432
2.63%, 01/10/23	1,986	2,031,142
2.70%, 01/11/23	432	443,539
3.45%, 09/20/23	1,445	1,527,509

		28,188,498

Security	Par (000)	Value

Banks — 23.5%
Banco Santander SA 3.13%, 02/23/23	$1,980	$2,020,669
3.85%, 04/12/23	2,133	2,227,599
Bank of America Corp. 3.30%, 01/11/23	8,421	8,724,072
4.10%, 07/24/23	3,795	4,054,920
Bank of New York Mellon Corp. (The) 2.20%, 08/16/23 (Call 06/16/23)	2,902	2,918,570
2.95%, 01/29/23 (Call 12/29/22)	2,578	2,655,288
3.45%, 08/11/23	665	699,294
3.50%, 04/28/23	1,906	2,001,586
Bank of Nova Scotia (The), 2.38%, 01/18/23	1,030	1,040,908
Barclays PLC, 3.68%, 01/10/23 (Call 01/10/22)	2,731	2,792,038
BB&T Corp. 2.20%, 03/16/23 (Call 02/13/23)	1,235	1,240,730
3.75%, 12/06/23 (Call 11/06/23)	2,085	2,212,519
BNP Paribas SA, 3.25%, 03/03/23(b)	2,630	2,749,402
Canadian Imperial Bank of Commerce, 3.50%, 09/13/23	1,942	2,047,256
Citigroup Inc. 3.38%, 03/01/23(b)	863	895,259
3.50%, 05/15/23(b)	2,158	2,254,139
3.88%, 10/25/23	3,159	3,353,152
Citizens Bank N.A./Providence RI, 3.70%, 03/29/23 (Call 02/28/23)(b)	1,610	1,688,842
Comerica Inc., 3.70%, 07/31/23 (Call 06/30/23)	1,561	1,646,527
Cooperatieve Rabobank UA, 4.63%, 12/01/23	3,226	3,474,628
Cooperatieve Rabobank UA/NY, 2.75%, 01/10/23	3,048	3,111,734
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 06/09/23	3,949	4,136,104
Deutsche Bank AG/New York NY, 3.95%, 02/27/23	2,367	2,419,429
Discover Bank 3.35%, 02/06/23 (Call 01/06/23)	1,788	1,845,305
4.20%, 08/08/23	2,755	2,937,298
Goldman Sachs Group Inc. (The) 3.20%, 02/23/23 (Call 01/23/23)	3,392	3,496,575
3.63%, 01/22/23(b)	4,332	4,532,615
HSBC Holdings PLC, 3.60%, 05/25/23	3,953	4,130,608
Huntington National Bank (The), 3.55%, 10/06/23 (Call 09/06/23)	2,191	2,310,147
ING Groep NV, 4.10%, 10/02/23	2,588	2,760,723
JPMorgan Chase & Co. 2.70%, 05/18/23 (Call 03/18/23)	3,967	4,045,229
2.97%, 01/15/23 (Call 01/15/22)	3,552	3,618,600
3.20%, 01/25/23	4,834	5,008,991
3.38%, 05/01/23	4,013	4,178,536
KeyBank N.A./Cleveland OH, 3.38%, 03/07/23	875	911,864
Lloyds Banking Group PLC, 4.05%, 08/16/23	3,381	3,581,324
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	1,275	1,344,895
Mitsubishi UFJ Financial Group Inc. 2.53%, 09/13/23	361	364,614
3.46%, 03/02/23	3,055	3,171,182
3.76%, 07/26/23	4,832	5,091,768
Mizuho Financial Group Inc., 3.55%, 03/05/23	1,100	1,144,572
Morgan Stanley 3.13%, 01/23/23	5,317	5,475,659
3.75%, 02/25/23	5,078	5,337,435
4.10%, 05/22/23	3,573	3,784,200
National Australia Bank Ltd./New York 2.88%, 04/12/23	1,951	2,002,819
3.00%, 01/20/23	1,388	1,429,779

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.63%, 06/20/23	$1,583	$1,668,577
PNC Bank N.A. 2.95%, 01/30/23 (Call 12/30/22)	1,825	1,868,344
3.50%, 06/08/23 (Call 05/09/23)	726	761,269
3.80%, 07/25/23 (Call 06/25/23)	1,560	1,645,847
Regions Financial Corp., 3.80%, 08/14/23 (Call 07/14/23)	1,874	1,983,123
Royal Bank of Canada, 3.70%, 10/05/23	2,896	3,068,949
Royal Bank of Scotland Group PLC 3.88%, 09/12/23	4,934	5,151,096
6.10%, 06/10/23	2,308	2,540,346
Santander Holdings USA Inc., 3.40%, 01/18/23 (Call 12/18/22)	2,575	2,636,517
Santander UK Group Holdings PLC, 3.57%, 01/10/23 (Call 01/10/22)	2,214	2,260,228
State Street Corp. 3.10%, 05/15/23	2,397	2,478,090
3.70%, 11/20/23	2,473	2,635,872
Sumitomo Mitsui Banking Corp. 3.00%, 01/18/23	1,000	1,024,470
3.95%, 07/19/23	1,050	1,113,063
Sumitomo Mitsui Financial Group Inc. 3.10%, 01/17/23	4,623	4,747,220
3.75%, 07/19/23	732	770,547
3.94%, 10/16/23	1,334	1,417,575
SunTrust Bank/Atlanta GA 2.75%, 05/01/23 (Call 04/01/23)	353	359,658
3.00%, 02/02/23 (Call 01/02/23)	1,939	1,990,151
Svenska Handelsbanken AB, 3.90%, 11/20/23	1,803	1,928,092
Toronto-Dominion Bank (The), 3.50%, 07/19/23	2,315	2,444,802
U.S. Bank N.A./Cincinnati OH 2.85%, 01/23/23 (Call 12/23/22)	1,965	2,021,710
3.40%, 07/24/23 (Call 06/23/23)	1,184	1,242,987
Wells Fargo & Co. 3.07%, 01/24/23 (Call 01/24/22)	8,144	8,299,632
4.13%, 08/15/23	2,968	3,154,776
Series M, 3.45%, 02/13/23	4,917	5,090,521
Wells Fargo Bank N.A., 3.55%, 08/14/23 (Call 07/14/23)	3,623	3,808,461
Westpac Banking Corp. 2.75%, 01/11/23	2,453	2,510,327
3.65%, 05/15/23	1,512	1,595,084

		205,086,737

Beverages — 3.3%
Anheuser-Busch InBev Finance Inc. 2.63%, 01/17/23	50	51,051
3.30%, 02/01/23 (Call 12/01/22)(b)	7,522	7,825,814
Coca-Cola Co. (The) 2.50%, 04/01/23	1,977	2,023,321
3.20%, 11/01/23	3,589	3,781,442
Coca-Cola FEMSA SAB de CV, 3.88%, 11/26/23(b)	525	555,854
Constellation Brands Inc. 3.20%, 02/15/23 (Call 01/15/23)	592	611,015
4.25%, 05/01/23	3,362	3,597,777
Diageo Capital PLC 2.63%, 04/29/23 (Call 01/29/23)	2,138	2,180,097
3.50%, 09/18/23 (Call 08/18/23)(b)	805	847,045
Fomento Economico Mexicano SAB de CV, 2.88%, 05/10/23 .	400	406,096
Keurig Dr Pepper Inc. 3.13%, 12/15/23 (Call 10/15/23)	1,675	1,729,036
4.06%, 05/25/23 (Call 04/25/23)(b)	3,179	3,367,133

Security	Par (000)	Value

Beverages (continued)
PepsiCo Inc., 2.75%, 03/01/23(b)	$2,140	$2,208,951

		29,184,632

Biotechnology — 1.0%
Amgen Inc., 2.25%, 08/19/23 (Call 06/19/23)	2,156	2,166,543
Celgene Corp. 2.75%, 02/15/23 (Call 01/15/23)	1,740	1,769,963
3.25%, 02/20/23 (Call 01/20/23)	1,472	1,521,503
4.00%, 08/15/23	1,355	1,435,690
Gilead Sciences Inc., 2.50%, 09/01/23 (Call 07/01/23)	2,133	2,166,424

		9,060,123

Building Materials — 0.1%
Fortune Brands Home & Security Inc., 4.00%, 09/21/23 (Call 08/21/23)(b)	917	969,049
Lennox International Inc., 3.00%, 11/15/23 (Call 09/15/23)	25	25,247

		994,296

Chemicals — 1.6%
DuPont de Nemours Inc., 4.21%, 11/15/23 (Call 10/15/23)	4,790	5,134,545
Ecolab Inc., 3.25%, 01/14/23 (Call 11/14/22)	1,314	1,363,144
International Flavors & Fragrances Inc., 3.20%, 05/01/23 (Call 02/01/23)	50	51,202
LYB International Finance BV, 4.00%, 07/15/23	2,621	2,781,169
Mosaic Co. (The), 4.25%, 11/15/23 (Call 08/15/23)	2,740	2,919,936
Nutrien Ltd., 3.50%, 06/01/23 (Call 03/01/23)	694	718,602
PPG Industries Inc., 3.20%, 03/15/23 (Call 02/15/23)	50	51,719
Praxair Inc., 2.70%, 02/21/23 (Call 11/21/22)	528	540,614

		13,560,931

Commercial Services — 0.6%
Equifax Inc., 3.95%, 06/15/23 (Call 05/15/23)	200	210,330
Global Payments Inc. 3.75%, 06/01/23 (Call 03/01/23)	1,465	1,529,387
4.00%, 06/01/23 (Call 05/01/23)	716	756,733
IHS Markit Ltd., 4.13%, 08/01/23 (Call 07/01/23)	198	209,005
Moody’s Corp., 2.63%, 01/15/23 (Call 12/15/22)	1,107	1,123,550
RELX Capital Inc., 3.50%, 03/16/23 (Call 02/16/23)	1,056	1,096,571

		4,925,576

Computers — 3.6%
Apple Inc. 2.40%, 01/13/23 (Call 12/13/22)	991	1,009,214
2.40%, 05/03/23	9,871	10,062,300
2.85%, 02/23/23 (Call 12/23/22)	3,960	4,083,790
Dell International LLC/EMC Corp., 5.45%, 06/15/23 (Call 04/15/23)(a)	7,246	7,882,416
Hewlett Packard Enterprise Co., 2.25%, 04/01/23 (Call 03/01/23)	1,310	1,310,079
IBM Credit LLC, 3.00%, 02/06/23	2,846	2,934,767
International Business Machines Corp., 3.38%, 08/01/23	2,310	2,418,847
Seagate HDD Cayman, 4.75%, 06/01/23(b)	1,774	1,868,678

		31,570,091

Cosmetics & Personal Care — 0.5%
Colgate-Palmolive Co. 1.95%, 02/01/23	692	695,855
2.10%, 05/01/23(b)	465	470,227
Procter & Gamble Co. (The), 3.10%, 08/15/23	1,959	2,056,362
Unilever Capital Corp., 3.13%, 03/22/23 (Call 02/22/23)(b)	1,185	1,232,293

		4,454,737

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services — 3.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/23/23 (Call 12/23/22)(b)	$1,600	$1,638,112
4.13%, 07/03/23 (Call 06/03/23)	540	566,595
Air Lease Corp. 2.25%, 01/15/23	560	558,404
2.75%, 01/15/23 (Call 12/15/22)	589	595,962
3.00%, 09/15/23 (Call 07/15/23)	2,224	2,267,501
3.88%, 07/03/23 (Call 06/03/23)	495	518,156
Aircastle Ltd. 4.40%, 09/25/23 (Call 08/25/23)	1,265	1,331,526
5.00%, 04/01/23(b)	960	1,028,842
American Express Co. 3.40%, 02/27/23 (Call 01/27/23)	3,422	3,569,249
3.70%, 08/03/23 (Call 07/03/23)	3,556	3,759,581
Ameriprise Financial Inc., 4.00%, 10/15/23	1,641	1,751,456
BGC Partners Inc., 5.38%, 07/24/23	876	933,177
Capital One Bank USA N.A., 3.38%, 02/15/23	2,293	2,362,226
Capital One Financial Corp. 3.20%, 01/30/23 (Call 12/30/22)	2,841	2,920,065
3.50%, 06/15/23	2,196	2,287,573
Charles Schwab Corp. (The), 2.65%, 01/25/23 (Call 12/25/22)(b)	1,857	1,893,304
Eaton Vance Corp., 3.63%, 06/15/23	40	42,020
Intercontinental Exchange Inc. 3.45%, 09/21/23 (Call 08/21/23)(b)	476	500,509
4.00%, 10/15/23	1,709	1,826,938
Jefferies Financial Group Inc., 5.50%, 10/18/23 (Call 01/18/23)	1,317	1,438,467
Jefferies Group LLC, 5.13%, 01/20/23	1,128	1,215,262
Western Union Co. (The), 4.25%, 06/09/23 (Call 05/09/23)	358	379,287

		33,384,212

Electric — 4.3%
Alabama Power Co., Series 13-A, 3.55%, 12/01/23	795	843,590
Baltimore Gas & Electric Co., 3.35%, 07/01/23 (Call 04/01/23)	1,097	1,141,483
Berkshire Hathaway Energy Co. 2.80%, 01/15/23 (Call 12/15/22)	629	644,209
3.75%, 11/15/23 (Call 08/15/23)	1,360	1,445,136
Black Hills Corp., 4.25%, 11/30/23 (Call 08/30/23)(b)	584	623,280
Connecticut Light & Power Co. (The), 2.50%, 01/15/23 (Call 10/15/22)	695	705,773
Consumers Energy Co., 3.38%, 08/15/23 (Call 05/15/23)	245	257,186
Delmarva Power & Light Co., 3.50%, 11/15/23 (Call 08/15/23)	1,037	1,093,683
DTE Energy Co.
Series D, 3.70%, 08/01/23 (Call 07/01/23)	1,711	1,794,685
Series F, 3.85%, 12/01/23 (Call 09/01/23)	760	800,804
Duke Energy Carolinas LLC 2.50%, 03/15/23 (Call 01/15/23)(b)	860	876,469
3.05%, 03/15/23 (Call 02/15/23)	795	823,183
Duke Energy Corp., 3.95%, 10/15/23 (Call 07/15/23)	1,462	1,553,916
Duke Energy Ohio Inc., 3.80%, 09/01/23 (Call 06/01/23)	940	998,478
Duke Energy Progress LLC, 3.38%, 09/01/23 (Call 08/01/23)	315	330,473
Edison International, 2.95%, 03/15/23 (Call 01/15/23)(b)	1,481	1,464,694
Entergy Louisiana LLC, 4.05%, 09/01/23 (Call 06/01/23)	689	737,271
Evergy Metro Inc., 3.15%, 03/15/23 (Call 12/15/22)(b)	115	118,919
Eversource Energy 2.80%, 05/01/23 (Call 02/01/23)(b)	1,626	1,654,374
Series N, 3.80%, 12/01/23 (Call 11/01/23)(b)	830	879,825
FirstEnergy Corp., Series B, 4.25%, 03/15/23 (Call 12/15/22)	1,757	1,861,963

Security	Par (000)	Value

Electric (continued)
Florida Power & Light Co., 2.75%, 06/01/23 (Call 12/01/22)	$902	$928,762
National Rural Utilities Cooperative Finance Corp. 2.70%, 02/15/23 (Call 12/15/22)	1,241	1,268,550
3.40%, 11/15/23 (Call 08/15/23)(b)	305	320,506
NextEra Energy Capital Holdings Inc., 2.80%, 01/15/23 (Call 12/15/22)	587	599,116
Northern States Power Co./MN, 2.60%, 05/15/23 (Call 11/15/22)	584	595,055
PacifiCorp, 2.95%, 06/01/23 (Call 03/01/23)	14	14,425
PPL Capital Funding Inc., 3.40%, 06/01/23 (Call 03/01/23)	1,083	1,118,078
PSEG Power LLC, 3.85%, 06/01/23 (Call 05/01/23)	1,755	1,852,385
Public Service Co. of New Hampshire, 3.50%, 11/01/23 (Call 08/01/23)	151	159,073
Public Service Electric & Gas Co. 2.38%, 05/15/23 (Call 02/15/23)	877	889,892
3.25%, 09/01/23 (Call 08/01/23)	335	350,916
San Diego Gas & Electric Co., Series NNN, 3.60%, 09/01/23 (Call 06/01/23)	385	404,712
Sempra Energy 2.90%, 02/01/23 (Call 01/01/23)	1,261	1,282,942
4.05%, 12/01/23 (Call 09/01/23)	985	1,044,829
Southern California Edison Co.
Series C, 3.50%, 10/01/23 (Call 07/01/23)	728	758,168
Series D, 3.40%, 06/01/23 (Call 05/01/23)(b)	417	430,069
Southern Co. (The), 2.95%, 07/01/23 (Call 05/01/23)	3,032	3,106,769
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	1,400	1,430,730

		37,204,371

Electrical Components & Equipment — 0.1%
Emerson Electric Co., 2.63%, 02/15/23 (Call 11/15/22)	673	690,875

Electronics — 0.5%
Agilent Technologies Inc., 3.88%, 07/15/23 (Call 04/15/23)(b)	1,075	1,132,126
Arrow Electronics Inc., 4.50%, 03/01/23 (Call 12/01/22)	505	532,406
Flex Ltd., 5.00%, 02/15/23	1,735	1,849,423
Trimble Inc., 4.15%, 06/15/23 (Call 05/15/23)	873	913,752

		4,427,707

Environmental Control — 0.3%
Republic Services Inc., 4.75%, 05/15/23 (Call 02/15/23)	1,297	1,404,780
Waste Management Inc., 2.40%, 05/15/23 (Call 03/15/23)	1,553	1,572,040

		2,976,820

Food — 1.8%
Campbell Soup Co., 3.65%, 03/15/23 (Call 02/15/23)	1,875	1,953,581
Conagra Brands Inc., 3.20%, 01/25/23 (Call 10/25/22)(b)	2,230	2,301,984
General Mills Inc., 3.70%, 10/17/23 (Call 09/17/23)	1,970	2,082,842
Hershey Co. (The), 3.38%, 05/15/23 (Call 04/15/23)	1,265	1,327,921
Kellogg Co., 2.65%, 12/01/23	1,637	1,669,904
Kraft Heinz Foods Co., 4.00%, 06/15/23 (Call 05/15/23)	2,060	2,163,041
Kroger Co. (The), 3.85%, 08/01/23 (Call 05/01/23)(b)	1,408	1,486,412
Mondelez International Inc., 3.63%, 05/07/23 (Call 04/07/23)	1,572	1,647,849
Tyson Foods Inc., 3.90%, 09/28/23 (Call 08/28/23)	1,403	1,491,487

		16,125,021

Gas — 0.3%
CenterPoint Energy Resources Corp., 3.55%, 04/01/23 (Call 03/01/23)	704	731,273
Dominion Energy Gas Holdings LLC, 3.55%, 11/01/23 (Call 08/01/23)	100	104,573
National Fuel Gas Co., 3.75%, 03/01/23 (Call 12/01/22)	731	750,598
NiSource Inc., 3.65%, 06/15/23 (Call 05/15/23)	697	728,644

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas (continued)
Southern Co. Gas Capital Corp., 2.45%, 10/01/23 (Call 08/01/23)	$731	$735,561

		3,050,649

Health Care – Products — 0.9%
Abbott Laboratories, 3.40%, 11/30/23 (Call 09/30/23)	2,431	2,564,292
Boston Scientific Corp., 4.13%, 10/01/23 (Call 07/01/23)	610	651,852
Covidien International Finance SA, 2.95%, 06/15/23 (Call 03/15/23)	90	92,741
Medtronic Inc., 2.75%, 04/01/23 (Call 01/01/23)	779	801,178
Thermo Fisher Scientific Inc., 3.00%, 04/15/23 (Call 02/15/23)	2,679	2,764,728
Zimmer Biomet Holdings Inc., 3.70%, 03/19/23 (Call 02/19/23)	685	716,030

		7,590,821

Health Care – Services — 1.7%
Aetna Inc., 2.80%, 06/15/23 (Call 04/15/23)	3,047	3,096,209
Anthem Inc., 3.30%, 01/15/23	2,643	2,741,187
HCA Inc., 4.75%, 05/01/23	2,790	2,987,002
Laboratory Corp. of America Holdings, 4.00%, 11/01/23 (Call 08/01/23)	390	413,693
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23 (Call 03/01/23)	618	646,304
UnitedHealth Group Inc. 2.75%, 02/15/23 (Call 11/15/22)	2,377	2,429,769
2.88%, 03/15/23	1,683	1,731,336
3.50%, 06/15/23	1,037	1,089,690

		15,135,190

Holding Companies – Diversified — 0.2%
Ares Capital Corp., 3.50%, 02/10/23 (Call 01/10/23)(b)	1,470	1,492,506
Prospect Capital Corp., 5.88%, 03/15/23(b)	125	132,715

		1,625,221

Home Builders — 0.2%
DR Horton Inc. 4.75%, 02/15/23 (Call 11/15/22)(b)	841	897,524
5.75%, 08/15/23 (Call 05/15/23)	370	410,877

		1,308,401

Household Products & Wares — 0.0%
Kimberly-Clark Corp., 2.40%, 06/01/23	260	264,638

Housewares — 0.4%
Newell Brands Inc., 3.85%, 04/01/23 (Call 02/01/23)	3,394	3,515,200

Insurance — 2.3%
Aflac Inc., 3.63%, 06/15/23	1,853	1,956,194
Allstate Corp. (The), 3.15%, 06/15/23	1,187	1,234,302
Aon PLC, 4.00%, 11/27/23 (Call 08/27/23)	868	922,814
Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	1,000	1,082,620
Assurant Inc. 4.00%, 03/15/23	800	833,128
4.20%, 09/27/23 (Call 08/27/23)	25	26,349
AXA Equitable Holdings Inc., 3.90%, 04/20/23 (Call 03/20/23)	1,138	1,193,102
Berkshire Hathaway Inc. 2.75%, 03/15/23 (Call 01/15/23)	4,039	4,161,584
3.00%, 02/11/23(b)	1,047	1,087,498
Chubb INA Holdings Inc., 2.70%, 03/13/23	215	220,007
Lincoln National Corp., 4.00%, 09/01/23	1,360	1,449,801
Loews Corp., 2.63%, 05/15/23 (Call 02/15/23)	1,449	1,475,893
Marsh & McLennan Companies Inc., 3.30%, 03/14/23 (Call 01/14/23)	1,040	1,076,234

Security	Par (000)	Value

Insurance (continued)
MetLife Inc., Series D, 4.37%, 09/15/23	$2,940	$3,191,605

		19,911,131

Internet — 1.2%
Alibaba Group Holding Ltd., 2.80%, 06/06/23 (Call 05/06/23)	1,799	1,821,937
Amazon.com Inc., 2.40%, 02/22/23 (Call 01/22/23)	2,641	2,692,790
Baidu Inc., 3.88%, 09/29/23 (Call 08/29/23)	2,127	2,217,249
Booking Holdings Inc., 2.75%, 03/15/23 (Call 02/15/23)	1,156	1,183,628
eBay Inc., 2.75%, 01/30/23 (Call 12/30/22)	2,462	2,499,398

		10,415,002

Iron & Steel — 0.3%
Nucor Corp., 4.00%, 08/01/23 (Call 05/01/23)	861	913,263
Reliance Steel & Aluminum Co., 4.50%, 04/15/23 (Call 01/15/23)	1,134	1,202,890
Steel Dynamics Inc., 5.25%, 04/15/23 (Call 12/02/19)(b)	139	141,811

		2,257,964

Lodging — 0.6%
Hyatt Hotels Corp., 3.38%, 07/15/23 (Call 04/15/23)	710	734,332
Marriott International Inc./MD, Series Z, 4.15%, 12/01/23 (Call 11/01/23)	870	930,952
Sands China Ltd., 4.60%, 08/08/23 (Call 07/08/23)	3,571	3,780,332

		5,445,616

Machinery — 1.7%
ABB Finance USA Inc., 3.38%, 04/03/23 (Call 03/03/23)	841	876,658
Caterpillar Financial Services Corp. 2.63%, 03/01/23	755	771,527
3.45%, 05/15/23	1,580	1,661,180
3.65%, 12/07/23	928	986,093
3.75%, 11/24/23	712	760,566
CNH Industrial NV, 4.50%, 08/15/23	1,879	2,007,824
Crane Co., 4.45%, 12/15/23 (Call 09/15/23)(b)	300	320,043
Cummins Inc., 3.65%, 10/01/23 (Call 07/01/23)(b)	345	366,145
Flowserve Corp., 4.00%, 11/15/23 (Call 08/15/23)(b)	270	277,935
John Deere Capital Corp. 2.70%, 01/06/23	350	358,484
2.80%, 01/27/23(b)	833	856,016
2.80%, 03/06/23	3,356	3,454,130
3.45%, 06/07/23	660	693,515
3.65%, 10/12/23	430	457,481
Nvent Finance Sarl, 3.95%, 04/15/23 (Call 03/15/23)	102	103,434
Roper Technologies Inc., 3.65%, 09/15/23 (Call 08/15/23)	539	568,624

		14,519,655

Manufacturing — 0.8%
3M Co. 1.75%, 02/14/23 (Call 01/14/23)	1,020	1,016,491
2.25%, 03/15/23 (Call 02/15/23)	1,518	1,536,110
General Electric Co., 3.10%, 01/09/23	3,237	3,294,424
Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 06/15/23	1,443	1,540,302

		7,387,327

Media — 2.2%
CBS Corp. 2.50%, 02/15/23 (Call 01/15/23)(b)	2,389	2,402,641
2.90%, 06/01/23 (Call 05/01/23)	178	181,459
Comcast Corp. 2.75%, 03/01/23 (Call 02/01/23)	2,446	2,509,767
2.85%, 01/15/23	1,854	1,907,859
Discovery Communications LLC 2.95%, 03/20/23 (Call 02/20/23)	2,336	2,379,053
3.25%, 04/01/23(b)	989	1,017,374

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
NBCUniversal Media LLC, 2.88%, 01/15/23(b)	$1,804	$1,859,166
Thomson Reuters Corp., 4.30%, 11/23/23 (Call 08/23/23)(b)	1,414	1,512,330
Time Warner Entertainment Co. LP, 8.38%, 03/15/23(b)	2,169	2,578,442
Viacom Inc., 4.25%, 09/01/23 (Call 06/01/23)	2,294	2,438,132

		18,786,223

Metal Fabricate & Hardware — 0.3%
Precision Castparts Corp., 2.50%, 01/15/23 (Call 10/15/22)	2,517	2,558,833

Mining — 0.5%
BHP Billiton Finance USA Ltd., 3.85%, 09/30/23	943	1,008,029
Newmont Goldcorp Corp., 3.70%, 03/15/23 (Call 12/15/22)	2,835	2,955,856

		3,963,885

Oil & Gas — 4.8%
BP Capital Markets America Inc. 2.75%, 05/10/23	3,178	3,256,465
3.22%, 11/28/23 (Call 09/28/23)	2,176	2,268,023
BP Capital Markets PLC 2.75%, 05/10/23	50	51,163
3.99%, 09/26/23	1,585	1,698,026
Canadian Natural Resources Ltd., 2.95%, 01/15/23 (Call 12/15/22)	2,787	2,843,130
Cenovus Energy Inc., 3.80%, 09/15/23 (Call 06/15/23)	890	921,114
Chevron Corp. 2.57%, 05/16/23 (Call 03/16/23)	2,832	2,899,203
3.19%, 06/24/23 (Call 03/24/23)(b)	3,294	3,438,771
Continental Resources Inc./OK, 4.50%, 04/15/23 (Call 01/15/23)	2,379	2,472,828
EOG Resources Inc., 2.63%, 03/15/23 (Call 12/15/22)	2,840	2,897,766
Exxon Mobil Corp., 2.73%, 03/01/23 (Call 01/01/23)	2,643	2,718,854
Marathon Petroleum Corp., 4.75%, 12/15/23 (Call 10/15/23)	1,924	2,092,254
Occidental Petroleum Corp., 2.70%, 02/15/23 (Call 11/15/22)(b)	3,095	3,120,039
Shell International Finance BV 2.25%, 01/06/23	2,834	2,864,324
3.40%, 08/12/23	2,865	3,020,426
3.50%, 11/13/23 (Call 10/13/23)	834	882,764
Total Capital Canada Ltd., 2.75%, 07/15/23(b)	2,290	2,358,586
Total Capital International SA, 2.70%, 01/25/23	2,183	2,238,099

		42,041,835

Oil & Gas Services — 0.6%
Halliburton Co., 3.50%, 08/01/23 (Call 05/01/23)	2,083	2,167,486
Schlumberger Investment SA, 3.65%, 12/01/23 (Call 09/01/23)	2,783	2,943,273

		5,110,759

Packaging & Containers — 0.3%
Packaging Corp. of America, 4.50%, 11/01/23 (Call 08/01/23)	1,117	1,201,635
WestRock RKT LLC, 4.00%, 03/01/23 (Call 12/01/22)	980	1,025,835

		2,227,470

Pharmaceuticals — 7.2%
AbbVie Inc. 2.85%, 05/14/23 (Call 03/14/23)	2,463	2,506,866
3.75%, 11/14/23 (Call 10/14/23)	1,585	1,670,178
Allergan Inc./U.S., 2.80%, 03/15/23 (Call 12/15/22)	1,159	1,170,625
AstraZeneca PLC, 3.50%, 08/17/23 (Call 07/17/23)	1,762	1,847,193
Bristol-Myers Squibb Co., 3.25%, 11/01/23(b)	1,105	1,156,460
Cardinal Health Inc., 3.20%, 03/15/23	1,793	1,839,385
Cigna Corp. 3.00%, 07/15/23 (Call 05/16/23)(a)	3,004	3,067,024
3.75%, 07/15/23 (Call 06/15/23)	3,734	3,912,672

Security	Par (000)	Value

Pharmaceuticals (continued)
CVS Health Corp. 3.70%, 03/09/23 (Call 02/09/23)	$10,318	$10,765,698
4.00%, 12/05/23 (Call 09/05/23)	3,327	3,527,751
GlaxoSmithKline Capital Inc. 2.80%, 03/18/23(b)	2,302	2,370,507
3.38%, 05/15/23	2,245	2,354,152
Johnson & Johnson 2.05%, 03/01/23 (Call 01/01/23)	1,614	1,625,798
3.38%, 12/05/23	1,304	1,382,853
McKesson Corp., 2.85%, 03/15/23 (Call 12/15/22)	883	894,965
Merck & Co. Inc., 2.80%, 05/18/23	4,200	4,346,454
Mylan Inc., 4.20%, 11/29/23 (Call 08/29/23)	915	962,187
Pfizer Inc. 3.00%, 06/15/23	2,896	3,010,653
3.20%, 09/15/23 (Call 08/15/23)	2,081	2,181,159
5.80%, 08/12/23	475	539,628
Sanofi, 3.38%, 06/19/23 (Call 05/19/23)(b)	2,040	2,146,386
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23 (Call 07/23/23)	5,062	5,166,783
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23 (Call 10/26/23)(a)	1,533	1,652,773
Zoetis Inc., 3.25%, 02/01/23 (Call 11/01/22)	2,913	3,009,187

		63,107,337

Pipelines — 3.5%
Boardwalk Pipelines LP, 3.38%, 02/01/23 (Call 11/01/22)(b)	398	405,924
Enbridge Inc., 4.00%, 10/01/23 (Call 07/01/23)	1,840	1,952,019
Energy Transfer Operating LP 3.60%, 02/01/23 (Call 11/01/22)	1,899	1,952,077
4.25%, 03/15/23 (Call 12/15/22)	619	648,248
Series 5Y, 4.20%, 09/15/23 (Call 08/15/23)(b)	1,034	1,090,973
Energy Transfer Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23 (Call 08/01/23)(b)	1,604	1,701,106
Enterprise Products Operating LLC, 3.35%, 03/15/23 (Call 12/15/22)	2,696	2,791,924
EQM Midstream Partners LP, 4.75%, 07/15/23 (Call 06/15/23)	2,005	1,991,426
Kinder Morgan Energy Partners LP 3.45%, 02/15/23 (Call 11/15/22)	1,265	1,307,213
3.50%, 09/01/23 (Call 06/01/23)	1,789	1,855,175
Kinder Morgan Inc./DE, 3.15%, 01/15/23 (Call 12/15/22)	2,107	2,159,233
MPLX LP 3.38%, 03/15/23 (Call 02/15/23)	180	185,065
4.50%, 07/15/23 (Call 04/15/23)	2,887	3,072,374
ONEOK Inc., 7.50%, 09/01/23 (Call 06/01/23)	885	1,037,052
ONEOK Partners LP, 5.00%, 09/15/23 (Call 06/15/23)	850	926,126
Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 01/31/23 (Call 10/31/22)	656	657,522
3.85%, 10/15/23 (Call 07/15/23)	1,304	1,349,783
Sabine Pass Liquefaction LLC, 5.63%, 04/15/23 (Call 01/15/23)	2,643	2,875,373
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23 (Call 10/15/22)	439	449,185
TransCanada PipeLines Ltd., 3.75%, 10/16/23 (Call 07/16/23)	836	884,212
Williams Companies Inc. (The) 3.70%, 01/15/23 (Call 10/15/22)	160	165,626
4.50%, 11/15/23 (Call 08/15/23)	1,345	1,436,769

		30,894,405

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts — 5.2%
Alexandria Real Estate Equities Inc., 3.90%, 06/15/23 (Call 03/15/23)(b)	$1,447	$1,529,030
American Campus Communities Operating Partnership LP, 3.75%, 04/15/23 (Call 01/15/23)(b)	645	672,780
American Tower Corp. 3.00%, 06/15/23	838	859,629
3.50%, 01/31/23	3,249	3,381,397
AvalonBay Communities Inc., 4.20%, 12/15/23 (Call 09/16/23)	499	538,646
Boston Properties LP 3.13%, 09/01/23 (Call 06/01/23)	1,315	1,359,605
3.85%, 02/01/23 (Call 11/01/22)(b)	1,775	1,866,146
Brandywine Operating Partnership LP, 3.95%, 02/15/23 (Call 11/15/22)(b)	700	730,940
Brixmor Operating Partnership LP, 3.25%, 09/15/23 (Call 07/15/23)	910	938,865
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	1,515	1,592,477
Corporate Office Properties LP, 3.60%, 05/15/23 (Call 02/15/23)	741	761,177
Crown Castle International Corp. 3.15%, 07/15/23 (Call 06/15/23)	1,913	1,970,639
5.25%, 01/15/23	3,825	4,175,408
CubeSmart LP, 4.38%, 12/15/23 (Call 09/15/23)(b)	485	517,699
Digital Realty Trust LP, 2.75%, 02/01/23 (Call 01/01/23)	1,204	1,221,277
Equinix Inc., 5.38%, 04/01/23 (Call 12/02/19)	500	510,320
ERP Operating LP, 3.00%, 04/15/23 (Call 01/15/23)(b)	1,285	1,327,803
Essex Portfolio LP, 3.25%, 05/01/23 (Call 02/01/23)	625	642,575
GLP Capital LP/GLP Financing II Inc., 5.38%, 11/01/23 (Call 08/01/23)	532	580,715
HCP Inc., 4.25%, 11/15/23 (Call 08/15/23)	1,608	1,726,477
Host Hotels & Resorts LP
Series C, 4.75%, 03/01/23 (Call 12/01/22)	740	788,241
Series D, 3.75%, 10/15/23 (Call 07/15/23)(b)	1,260	1,313,449
Kilroy Realty LP, 3.80%, 01/15/23 (Call 10/15/22)(b)	255	266,353
Kimco Realty Corp., 3.13%, 06/01/23 (Call 03/01/23)(b)	603	619,769
Liberty Property LP, 3.38%, 06/15/23 (Call 03/15/23)	495	516,414
Mid-America Apartments LP, 4.30%, 10/15/23 (Call 07/15/23)	50	53,445
National Retail Properties Inc., 3.30%, 04/15/23 (Call 01/15/23)(b)	935	966,762
Omega Healthcare Investors Inc., 4.38%, 08/01/23 (Call 06/01/23)(b)	1,362	1,444,551
Piedmont Operating Partnership LP, 3.40%, 06/01/23 (Call 03/01/23)	350	355,775
Prologis LP, 4.25%, 08/15/23 (Call 05/15/23)(b)	2,023	2,181,664
Realty Income Corp., 4.65%, 08/01/23 (Call 05/01/23)	1,058	1,150,490
Service Properties Trust, 4.50%, 06/15/23 (Call 12/15/22)	1,438	1,491,335
Simon Property Group LP 2.75%, 02/01/23 (Call 11/01/22)	969	991,432
2.75%, 06/01/23 (Call 03/01/23)	1,509	1,546,635
Ventas Realty LP 3.10%, 01/15/23 (Call 12/15/22)	865	888,372
3.13%, 06/15/23 (Call 03/15/23)	980	1,008,146
Weingarten Realty Investors, 3.50%, 04/15/23 (Call 01/15/23)	238	244,424
Welltower Inc. 3.75%, 03/15/23 (Call 12/15/22)	1,205	1,262,418
3.95%, 09/01/23 (Call 08/01/23)	1,103	1,171,364

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Weyerhaeuser Co. 3.25%, 03/15/23 (Call 12/15/22)	$17	$17,463
4.63%, 09/15/23	410	443,649

		45,625,756

Retail — 3.6%
Advance Auto Parts Inc., 4.50%, 12/01/23 (Call 09/01/23)(b)	734	789,960
AutoZone Inc. 2.88%, 01/15/23 (Call 10/15/22)	150	152,920
3.13%, 07/15/23 (Call 04/15/23)	1,056	1,087,807
Dollar General Corp., 3.25%, 04/15/23 (Call 01/15/23)	2,402	2,491,547
Dollar Tree Inc., 3.70%, 05/15/23 (Call 04/15/23)	1,773	1,854,062
Home Depot Inc. (The), 2.70%, 04/01/23 (Call 01/01/23)	1,649	1,697,019
Kohl’s Corp., 3.25%, 02/01/23 (Call 11/01/22)(b)	326	331,995
Lowe’s Companies Inc., 3.88%, 09/15/23 (Call 06/15/23)(b)	768	815,854
Macy’s Retail Holdings Inc. 2.88%, 02/15/23 (Call 11/15/22)	1,842	1,829,990
4.38%, 09/01/23 (Call 06/01/23)	806	833,194
McDonald’s Corp., 3.35%, 04/01/23 (Call 03/01/23)(b)	2,030	2,120,985
O’Reilly Automotive Inc., 3.85%, 06/15/23 (Call 03/15/23)	635	669,169
QVC Inc., 4.38%, 03/15/23(b)	2,006	2,082,148
Starbucks Corp. 3.10%, 03/01/23 (Call 02/01/23)(b)	2,969	3,073,984
3.85%, 10/01/23 (Call 07/01/23)	1,233	1,313,170
TJX Companies Inc. (The), 2.50%, 05/15/23 (Call 02/15/23)(b)	767	781,596
Walmart Inc. 2.55%, 04/11/23 (Call 01/11/23)(b)	5,928	6,064,937
3.40%, 06/26/23 (Call 05/26/23)	3,126	3,294,741

		31,285,078

Semiconductors — 1.4%
Altera Corp., 4.10%, 11/15/23(b)	642	695,793
Analog Devices Inc. 2.88%, 06/01/23 (Call 03/01/23)(b)	705	720,778
3.13%, 12/05/23 (Call 10/05/23)	1,787	1,848,651
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.65%, 01/15/23 (Call 12/15/22)	2,679	2,684,492
Marvell Technology Group Ltd., 4.20%, 06/22/23 (Call 05/22/23)	425	446,807
Maxim Integrated Products Inc., 3.38%, 03/15/23 (Call 12/15/22)(b)	675	694,555
Microchip Technology Inc., 4.33%, 06/01/23 (Call 05/01/23)	1,095	1,155,192
QUALCOMM Inc., 2.60%, 01/30/23 (Call 12/30/22)	3,074	3,129,055
Texas Instruments Inc., 2.25%, 05/01/23 (Call 02/01/23)	549	556,192

		11,931,515

Software — 2.6%
Fidelity National Information Services Inc., 3.50%, 04/15/23 (Call 01/15/23)	2,001	2,085,602
Fiserv Inc., 3.80%, 10/01/23 (Call 09/01/23)	972	1,029,192
Microsoft Corp. 2.00%, 08/08/23 (Call 06/08/23)	3,462	3,496,031
2.38%, 05/01/23 (Call 02/01/23)	2,131	2,175,410
3.63%, 12/15/23 (Call 09/15/23)	2,968	3,178,936
Oracle Corp. 2.40%, 09/15/23 (Call 07/15/23)	5,870	5,957,933
2.63%, 02/15/23 (Call 01/15/23)	797	814,630
3.63%, 07/15/23	1,999	2,117,820
salesforce.com Inc., 3.25%, 04/11/23 (Call 03/11/23)	2,101	2,190,650

		23,046,204

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications — 2.6%
AT&T Inc. 3.60%, 02/17/23 (Call 12/17/22)(b)	$3,245	$3,391,090
4.05%, 12/15/23	1,568	1,676,584
British Telecommunications PLC, 4.50%, 12/04/23 (Call 11/04/23)	1,115	1,202,093
Cisco Systems Inc. 2.20%, 09/20/23 (Call 07/20/23)	3,029	3,071,103
2.60%, 02/28/23	762	781,042
Motorola Solutions Inc., 3.50%, 03/01/23	1,331	1,375,988
Rogers Communications Inc. 3.00%, 03/15/23 (Call 12/15/22)	855	875,024
4.10%, 10/01/23 (Call 07/01/23)	1,608	1,714,144
Telefonica Emisiones SA, 4.57%, 04/27/23	1,425	1,537,618
Verizon Communications Inc., 5.15%, 09/15/23	6,265	6,996,689

		22,621,375

Textiles — 0.1%
Mohawk Industries Inc., 3.85%, 02/01/23 (Call 11/01/22)(b)	510	532,812

Transportation — 1.7%
Burlington Northern Santa Fe LLC 3.00%, 03/15/23 (Call 12/15/22)(b)	1,864	1,922,753
3.85%, 09/01/23 (Call 06/01/23)	1,416	1,509,229
Canadian Pacific Railway Co., 4.45%, 03/15/23 (Call 12/15/22)	298	318,768
CSX Corp., 3.70%, 11/01/23 (Call 08/01/23)	975	1,032,574
Kansas City Southern, 3.00%, 05/15/23 (Call 02/15/23)	509	521,852
Norfolk Southern Corp., 2.90%, 02/15/23 (Call 11/15/22)	1,489	1,523,977
Ryder System Inc. 3.40%, 03/01/23 (Call 02/01/23)	585	605,218
3.75%, 06/09/23 (Call 05/09/23)	801	840,601
3.88%, 12/01/23 (Call 11/01/23)	873	924,865
Union Pacific Corp. 2.75%, 04/15/23 (Call 01/15/23)	954	973,834

Security	Par/ Shares (000)	Value

Transportation (continued)
2.95%, 01/15/23 (Call 10/15/22)	$914	$938,203
3.50%, 06/08/23 (Call 05/08/23)	1,209	1,268,011
United Parcel Service Inc., 2.50%, 04/01/23 (Call 03/01/23)	2,147	2,187,363

		14,567,248

Total Corporate Bonds & Notes — 98.8% (Cost: $835,758,065)		862,480,891

Short-Term Investments

Money Market Funds — 4.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(c)(d)(e)	33,487	33,503,754
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(c)(d)	2,846	2,846,000

		36,349,754

Total Short-Term Investments — 4.2% (Cost: $36,340,446)		36,349,754

Total Investments in Securities — 103.0% (Cost: $872,098,511)		898,830,645

Other Assets, Less Liabilities — (3.0)%		(26,105,644)

Net Assets — 100.0%		$872,725,001

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/18 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)		Par/Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	42,176	—		(8,689	)(b)	33,487	$33,503,754	$101,888	(c)	$7,599		$5,040
BlackRock Cash Funds: Treasury, SL Agency Shares	2,327	519	(b)	—		2,846	2,846,000	55,470		—		—
PNC Bank N.A. 2.95%, 01/30/23(d)	1,000	825		—		1,825	N/A	52,008		—		35,972
3.50%, 06/08/23(d)	—	726		—		726	N/A	4,774		—		—
3.80%, 07/25/23(d)	1,250	310		—		1,560	N/A	45,031		—		25,009

							$36,349,754	$259,171		$7,599		$66,021

(a)  Includes realized capital gain distributions from an affiliated fund, if any.

(b)  Net of purchases and sales.

(c)  Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)  As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Corporate ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$862,480,891	$—	$862,480,891
Money Market Funds	36,349,754	—	—	36,349,754

	$36,349,754	$862,480,891	$—	$898,830,645

See notes to financial statements.

SCHEDULE OF INVESTMENTS	61

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.6%
Interpublic Group of Companies Inc. (The), 4.20%, 04/15/24	$841	$904,773
Omnicom Group Inc./Omnicom Capital Inc., 3.65%, 11/01/24 (Call 08/01/24)	1,377	1,452,474
WPP Finance 2010, 3.75%, 09/19/24(a)	1,274	1,338,668

		3,695,915

Aerospace & Defense — 1.2%
Boeing Co. (The) 2.80%, 03/01/24 (Call 02/01/24)	974	1,001,594
2.85%, 10/30/24 (Call 07/30/24)	951	979,492
General Dynamics Corp., 2.38%, 11/15/24 (Call 09/15/24)	1,183	1,206,684
L3Harris Technologies Inc., 3.95%, 05/28/24 (Call 02/28/24)(b)	486	518,042
Raytheon Co., 3.15%, 12/15/24 (Call 09/15/24)	406	427,262
Rockwell Collins Inc., 3.20%, 03/15/24 (Call 01/15/24)	1,696	1,768,419
United Technologies Corp., 2.80%, 05/04/24 (Call 03/04/24)	1,825	1,880,352

		7,781,845

Agriculture — 1.9%
Altria Group Inc. 3.80%, 02/14/24 (Call 01/14/24)(a)	712	746,860
4.00%, 01/31/24	2,846	3,009,047
BAT Capital Corp. 2.79%, 09/06/24 (Call 08/06/24)	520	518,378
3.22%, 08/15/24 (Call 06/15/24)	3,767	3,823,392
Bunge Ltd. Finance Corp., 4.35%, 03/15/24 (Call 02/15/24)	1,050	1,110,343
Philip Morris International Inc. 2.88%, 05/01/24 (Call 04/01/24)	1,441	1,480,829
3.25%, 11/10/24	1,511	1,583,755

		12,272,604

Airlines — 0.3%
Continental Airlines Inc. Pass Through Trust
Series 2012-1, Class A, 4.15%, 10/11/25	340	359,823
Series 2012-2, Class A, 4.00%, 04/29/26	520	549,287
Delta Air Lines Inc., 2.90%, 10/28/24 (Call 09/28/24)	825	821,518

		1,730,628

Auto Manufacturers — 2.6%
American Honda Finance Corp. 2.15%, 09/10/24	750	752,528
2.40%, 06/27/24	561	568,327
2.90%, 02/16/24	1,664	1,718,529
3.55%, 01/12/24	958	1,016,361
Ford Motor Credit Co. LLC 3.66%, 09/08/24	1,372	1,355,262
3.81%, 01/09/24 (Call 11/09/23)(a)	859	858,553
4.06%, 11/01/24 (Call 10/01/24)	200	200,970
5.58%, 03/18/24 (Call 02/18/24)	2,363	2,515,555
General Motors Financial Co. Inc. 3.50%, 11/07/24 (Call 09/07/24)	588	598,584
3.95%, 04/13/24 (Call 02/13/24)	2,048	2,119,680
5.10%, 01/17/24 (Call 12/17/23)	2,693	2,907,228
PACCAR Financial Corp., 2.15%, 08/15/24	170	170,622
Toyota Motor Corp., 2.36%, 07/02/24(a)	133	135,235
Toyota Motor Credit Corp. 2.90%, 04/17/24	1,687	1,753,637
3.35%, 01/08/24	381	401,608

		17,072,679

Auto Parts & Equipment — 0.3%
Aptiv Corp., 4.15%, 03/15/24 (Call 12/15/23)(a)	907	961,910

Security	Par (000)	Value

Auto Parts & Equipment (continued)
Magna International Inc., 3.63%, 06/15/24 (Call 03/15/24)	$1,157	$1,216,863

		2,178,773

Banks — 22.9%
Banco Santander SA, 2.71%, 06/27/24	2,215	2,246,852
Bank of America Corp. 4.00%, 04/01/24	4,260	4,573,025
4.13%, 01/22/24	3,196	3,439,791
4.20%, 08/26/24	5,068	5,456,564
Bank of Montreal 2.50%, 06/28/24	672	680,964
Series E, 3.30%, 02/05/24	2,695	2,815,386
Bank of New York Mellon Corp. (The) 3.25%, 09/11/24 (Call 08/11/24)(a)	819	863,783
3.40%, 05/15/24 (Call 04/15/24)	761	804,248
Series 0012, 3.65%, 02/04/24 (Call 01/05/24)(a)	1,436	1,530,044
Bank of Nova Scotia (The), 3.40%, 02/11/24	1,841	1,931,264
Barclays PLC, 4.34%, 05/16/24 (Call 05/16/23)(c)	100	105,230
BB&T Corp. 2.50%, 08/01/24 (Call 07/01/24)	772	782,214
2.85%, 10/26/24 (Call 09/26/24)	2,569	2,654,728
BBVA USA, 2.50%, 08/27/24 (Call 07/27/24)	1,290	1,290,748
BNP Paribas SA, 4.25%, 10/15/24	1,376	1,464,284
BPCE SA, 4.00%, 04/15/24	2,464	2,652,668
Canadian Imperial Bank of Commerce, 3.10%, 04/02/24	1,161	1,202,111
Citibank N.A., 3.65%, 01/23/24 (Call 12/23/23)	3,305	3,508,852
Citigroup Inc. 3.75%, 06/16/24	1,510	1,604,390
4.00%, 08/05/24	1,076	1,147,554
Comerica Bank, 2.50%, 07/23/24	1,325	1,344,557
Credit Suisse AG/New York NY, 3.63%, 09/09/24(a)	4,835	5,140,620
Deutsche Bank AG/London, 3.70%, 05/30/24	1,750	1,768,585
Deutsche Bank AG/New York NY, 3.70%, 05/30/24	525	528,601
Discover Bank, 2.45%, 09/12/24 (Call 08/12/24)	880	882,526
Fifth Third Bancorp. 3.65%, 01/25/24 (Call 12/25/23)	2,811	2,967,432
4.30%, 01/16/24 (Call 12/16/23)	1,259	1,358,222
Goldman Sachs Group Inc. (The) 3.63%, 02/20/24 (Call 01/20/24)	2,410	2,534,621
3.85%, 07/08/24 (Call 04/08/24)	4,034	4,277,613
4.00%, 03/03/24	4,505	4,813,638
HSBC Holdings PLC, 4.25%, 03/14/24(a)	2,833	3,006,493
HSBC USA Inc., 3.50%, 06/23/24	2,115	2,238,072
Huntington Bancshares Inc./OH, 2.63%, 08/06/24 (Call 07/06/24)	707	716,849
ING Groep NV, 3.55%, 04/09/24	1,027	1,076,614
Intesa Sanpaolo SpA, 5.25%, 01/12/24	750	807,427
JPMorgan Chase & Co. 3.63%, 05/13/24	3,331	3,541,053
3.88%, 02/01/24	3,509	3,752,630
3.88%, 09/10/24	4,163	4,446,042
Lloyds Banking Group PLC 3.90%, 03/12/24	578	610,715
4.50%, 11/04/24	2,400	2,564,328
Mitsubishi UFJ Financial Group Inc. 2.80%, 07/18/24(a)	1,901	1,942,119
3.41%, 03/07/24	2,685	2,805,664
Morgan Stanley 3.70%, 10/23/24	4,552	4,843,647
Series F, 3.88%, 04/29/24	4,792	5,109,997
People’s United Bank N.A., 4.00%, 07/15/24 (Call 04/16/24)	364	382,287

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
PNC Bank N.A., 3.30%, 10/30/24 (Call 09/30/24)	$510	$537,836
PNC Financial Services Group Inc. (The) 3.50%, 01/23/24 (Call 12/24/23)	1,354	1,430,758
3.90%, 04/29/24 (Call 03/29/24)	1,898	2,032,720
Royal Bank of Canada 2.25%, 11/01/24	1,000	1,001,830
2.55%, 07/16/24(a)	2,165	2,199,878
Royal Bank of Scotland Group PLC 4.52%, 06/25/24 (Call 06/25/23)(c)	25	26,514
5.13%, 05/28/24	3,580	3,866,472
Santander Holdings USA Inc., 3.50%, 06/07/24 (Call 05/07/24)	1,263	1,298,288
Santander UK Group Holdings PLC 3.37%, 01/05/24 (Call 01/05/23)(c)	50	51,022
4.80%, 11/15/24 (Call 11/15/23)(c)	50	53,890
Santander UK PLC 2.88%, 06/18/24	292	297,694
4.00%, 03/13/24	2,723	2,917,967
Sumitomo Mitsui Banking Corp. 3.40%, 07/11/24	375	393,439
3.95%, 01/10/24	750	800,287
Sumitomo Mitsui Financial Group Inc. 2.45%, 09/27/24(a)	1,325	1,329,584
2.70%, 07/16/24	2,745	2,784,665
SunTrust Bank/Atlanta GA, 3.20%, 04/01/24 (Call 03/01/24)	1,021	1,065,434
Toronto-Dominion Bank (The) 2.65%, 06/12/24(a)	1,839	1,881,591
3.25%, 03/11/24	1,444	1,513,038
U.S. Bancorp. 2.40%, 07/30/24 (Call 06/30/24)	295	300,015
3.38%, 02/05/24 (Call 01/05/24)	2,065	2,175,952
3.60%, 09/11/24 (Call 08/11/24)	2,206	2,350,824
3.70%, 01/30/24 (Call 12/29/23)(a)	1,248	1,329,532
Wells Fargo & Co. 3.30%, 09/09/24	4,495	4,705,366
3.75%, 01/24/24 (Call 12/24/23)	4,226	4,469,544
4.48%, 01/16/24	1,274	1,376,939
Westpac Banking Corp., 3.30%, 02/26/24	1,928	2,022,376

		148,428,507

Beverages — 1.0%
Anheuser-Busch InBev Finance Inc., 3.70%, 02/01/24	1,398	1,491,372
Anheuser-Busch InBev Worldwide Inc., 3.50%, 01/12/24 (Call 12/12/23)	375	396,379
Coca-Cola Co. (The), 1.75%, 09/06/24	540	537,370
Constellation Brands Inc., 4.75%, 11/15/24	1,138	1,261,393
PepsiCo Inc., 3.60%, 03/01/24 (Call 12/01/23)(a)	2,358	2,518,486

		6,205,000

Biotechnology — 1.1%
Amgen Inc., 3.63%, 05/22/24 (Call 02/22/24)	2,151	2,291,848
Celgene Corp., 3.63%, 05/15/24 (Call 02/15/24)	1,419	1,496,917
Gilead Sciences Inc., 3.70%, 04/01/24 (Call 01/01/24)	3,298	3,507,621

		7,296,386

Building Materials — 0.1%
Johnson Controls International PLC, 3.63%, 07/02/24 (Call 04/02/24)(d)	240	252,631
Owens Corning, 4.20%, 12/01/24 (Call 09/01/24)	428	451,908

		704,539

Security	Par (000)	Value

Chemicals — 2.1%
Air Products & Chemicals Inc., 3.35%, 07/31/24 (Call 04/30/24)	$413	$436,413
Airgas Inc., 3.65%, 07/15/24 (Call 04/15/24)	185	196,831
Albemarle Corp., 4.15%, 12/01/24 (Call 09/01/24)	773	832,575
Braskem Finance Ltd., 6.45%, 02/03/24(a)	1,255	1,394,569
Celanese U.S. Holdings LLC, 3.50%, 05/08/24 (Call 04/08/24)	587	606,347
Dow Chemical Co. (The) 3.15%, 05/15/24 (Call 04/15/24)(b)	552	568,825
3.50%, 10/01/24 (Call 07/01/24)(a)	2,105	2,205,366
FMC Corp., 4.10%, 02/01/24 (Call 11/01/23)	387	408,947
LyondellBasell Industries NV, 5.75%, 04/15/24 (Call 01/15/24)	1,920	2,175,149
Methanex Corp., 4.25%, 12/01/24 (Call 09/01/24)	258	261,733
Nutrien Ltd., 3.63%, 03/15/24 (Call 12/15/23)	909	954,795
PPG Industries Inc., 2.40%, 08/15/24 (Call 07/15/24)	532	536,799
SASOL Financing USA LLC, 5.88%, 03/27/24 (Call 02/27/24)	2,032	2,191,329
Sherwin-Williams Co. (The), 3.13%, 06/01/24 (Call 04/01/24)	1,032	1,070,721

		13,840,399

Commercial Services — 0.5%
IHS Markit Ltd., 3.63%, 05/01/24 (Call 04/01/24)	823	860,159
Moody’s Corp., 4.88%, 02/15/24 (Call 11/15/23)(a)	720	796,082
PayPal Holdings Inc., 2.40%, 10/01/24 (Call 09/01/24)	1,600	1,614,560

		3,270,801

Computers — 3.5%
Apple Inc. 1.80%, 09/11/24 (Call 08/11/24)	785	783,037
2.85%, 05/11/24 (Call 03/11/24)	2,969	3,083,574
3.00%, 02/09/24 (Call 12/09/23)	2,856	2,985,491
3.45%, 05/06/24	3,627	3,871,170
Dell International LLC/EMC Corp., 4.00%, 07/15/24 (Call 06/15/24)(b)	1,227	1,284,890
DXC Technology Co., 4.25%, 04/15/24 (Call 02/15/24)	784	819,664
International Business Machines Corp. 3.00%, 05/15/24	3,542	3,678,154
3.63%, 02/12/24	3,888	4,127,345
NetApp Inc., 3.30%, 09/29/24 (Call 07/29/24)	731	753,135
Seagate HDD Cayman, 4.88%, 03/01/24 (Call 01/01/24)	1,009	1,068,148

		22,454,608

Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co., 3.25%, 03/15/24(a)	580	618,518
Unilever Capital Corp. 2.60%, 05/05/24 (Call 03/05/24)	821	842,699
3.25%, 03/07/24 (Call 02/07/24)	669	704,912

		2,166,129

Diversified Financial Services — 5.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.88%, 08/14/24 (Call 07/14/24)	1,112	1,118,672
4.88%, 01/16/24 (Call 12/16/23)(a)	1,004	1,090,003
Air Lease Corp. 4.25%, 02/01/24 (Call 01/01/24)	632	676,821
4.25%, 09/15/24 (Call 06/15/24)	1,144	1,225,041
Aircastle Ltd., 4.13%, 05/01/24 (Call 02/01/24)(a)	955	1,000,353
Ally Financial Inc. 3.88%, 05/21/24 (Call 04/21/24)	1,000	1,045,980
5.13%, 09/30/24	100	110,003
American Express Co. 2.50%, 07/30/24 (Call 06/29/24)	469	475,969
3.00%, 10/30/24 (Call 09/29/24)	3,323	3,454,325

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
3.40%, 02/22/24 (Call 01/22/24)	$1,667	$1,751,284
3.63%, 12/05/24 (Call 11/04/24)	1,275	1,354,496
Ameriprise Financial Inc., 3.70%, 10/15/24	1,082	1,157,653
BGC Partners Inc., 3.75%, 10/01/24 (Call 09/01/24)(b)	80	79,511
Brookfield Finance Inc., 4.00%, 04/01/24 (Call 02/01/24)	1,114	1,185,942
Capital One Financial Corp. 3.30%, 10/30/24 (Call 09/30/24)	2,542	2,650,620
3.75%, 04/24/24 (Call 03/24/24)	1,815	1,918,764
3.90%, 01/29/24 (Call 12/29/23)	1,885	1,997,648
Charles Schwab Corp. (The), 3.55%, 02/01/24 (Call 01/01/24)(a)	1,017	1,074,471
Discover Financial Services, 3.95%, 11/06/24 (Call 08/06/24)	1,206	1,285,041
Invesco Finance PLC, 4.00%, 01/30/24(a)	948	1,009,743
Mastercard Inc., 3.38%, 04/01/24(a)	2,042	2,174,812
Nasdaq Inc., 4.25%, 06/01/24 (Call 03/01/24)	1,598	1,727,070
ORIX Corp. 3.25%, 12/04/24	635	660,000
4.05%, 01/16/24	1,122	1,196,849
Stifel Financial Corp., 4.25%, 07/18/24	698	738,233
Synchrony Financial 4.25%, 08/15/24 (Call 05/15/24)	2,570	2,718,931
4.38%, 03/19/24 (Call 02/19/24)	687	731,298
TD Ameritrade Holding Corp., 3.75%, 04/01/24 (Call 03/01/24)	925	984,107

		36,593,640

Electric — 4.3%
Ameren Corp., 2.50%, 09/15/24 (Call 08/15/24)	670	674,851
Avangrid Inc., 3.15%, 12/01/24 (Call 10/01/24)	1,524	1,578,011
CenterPoint Energy Inc. 2.50%, 09/01/24 (Call 08/01/24)	92	92,620
3.85%, 02/01/24 (Call 01/01/24)	1,485	1,572,942
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	50	57,669
Dominion Energy Inc., 3.07%, 08/15/24(a)(d)	798	821,780
DTE Electric Co., 3.65%, 03/15/24 (Call 12/15/23)	1,027	1,090,818
DTE Energy Co.
Series C, 2.53%, 10/01/24	72	72,276
Series C, 3.50%, 06/01/24 (Call 03/01/24)	1,159	1,211,792
Duke Energy Corp., 3.75%, 04/15/24 (Call 01/15/24)	2,301	2,444,398
Enel Finance International NV, 2.65%, 09/10/24(b)	1,475	1,482,567
Enel Generacion Chile SA, 4.25%, 04/15/24 (Call 01/15/24)	345	362,498
Entergy Arkansas LLC, 3.70%, 06/01/24 (Call 03/01/24)	665	709,050
Entergy Gulf States Louisiana LLC, 5.59%, 10/01/24	318	367,369
Entergy Louisiana LLC, 5.40%, 11/01/24	550	633,886
Evergy Inc., 2.45%, 09/15/24 (Call 08/15/24)	1,035	1,041,220
Eversource Energy, Series L, 2.90%, 10/01/24 (Call 08/01/24)	598	614,385
Florida Power & Light Co., 3.25%, 06/01/24 (Call 12/01/23)	1,094	1,149,914
Georgia Power Co., Series A, 2.20%, 09/15/24 (Call 08/15/24)	560	558,258
Interstate Power & Light Co., 3.25%, 12/01/24 (Call 09/01/24)	250	262,355
IPALCO Enterprises Inc., 3.70%, 09/01/24 (Call 07/01/24)	187	193,616
ITC Holdings Corp., 3.65%, 06/15/24 (Call 03/15/24)	565	595,086
MidAmerican Energy Co., 3.50%, 10/15/24 (Call 07/15/24)	1,548	1,650,400
National Rural Utilities Cooperative Finance Corp., 2.95%, 02/07/24 (Call 12/07/23)(a)	493	510,078
NextEra Energy Capital Holdings Inc., 3.15%, 04/01/24 (Call 03/01/24)	1,249	1,297,124
Oncor Electric Delivery Co. LLC, 2.75%, 06/01/24 (Call 05/01/24)(b)	384	394,998
PacifiCorp, 3.60%, 04/01/24 (Call 01/01/24)(a)	240	254,299

Security	Par (000)	Value

Electric (continued)
Potomac Electric Power Co., 3.60%, 03/15/24 (Call 12/15/23)(a)	$798	$845,321
PPL Capital Funding Inc., 3.95%, 03/15/24 (Call 12/15/23)	1,047	1,107,150
Public Service Enterprise Group Inc., 2.88%, 06/15/24 (Call 05/15/24)	1,242	1,276,540
Sempra Energy, 3.55%, 06/15/24 (Call 03/15/24)	1,662	1,735,012
Union Electric Co., 3.50%, 04/15/24 (Call 01/15/24)	459	485,347
Virginia Electric & Power Co., 3.45%, 02/15/24 (Call 11/15/23)(a)	505	530,942

		27,674,572

Electronics — 0.7%
Allegion U.S. Holding Co. Inc., 3.20%, 10/01/24 (Call 08/01/24)	867	890,210
Amphenol Corp., 3.20%, 04/01/24 (Call 02/01/24)(a)	455	470,597
Arrow Electronics Inc., 3.25%, 09/08/24 (Call 07/08/24)	1,144	1,165,393
Honeywell International Inc., 2.30%, 08/15/24 (Call 07/15/24)	380	386,984
Keysight Technologies Inc., 4.55%, 10/30/24 (Call 07/30/24)	650	708,877
Trimble Inc., 4.75%, 12/01/24 (Call 09/01/24)	836	906,383
Tyco Electronics Group SA, 3.45%, 08/01/24 (Call 05/01/24)(a)	113	118,251

		4,646,695

Engineering & Construction — 0.2%
Fluor Corp., 3.50%, 12/15/24 (Call 09/15/24)(a)	1,020	1,015,594

Environmental Control — 0.3%
Republic Services Inc., 2.50%, 08/15/24 (Call 07/15/24)	339	344,634
Waste Management Inc. 2.95%, 06/15/24 (Call 05/15/24)(a)	840	871,240
3.50%, 05/15/24 (Call 02/15/24)	500	528,205

		1,744,079

Food — 1.2%
Conagra Brands Inc., 4.30%, 05/01/24 (Call 04/01/24)	1,290	1,389,665
General Mills Inc., 3.65%, 02/15/24 (Call 11/15/23)	1,190	1,255,628
Kroger Co. (The), 4.00%, 02/01/24 (Call 11/01/23)	1,145	1,222,620
McCormick & Co. Inc./MD, 3.15%, 08/15/24 (Call 06/15/24)	1,325	1,385,102
Tyson Foods Inc., 3.95%, 08/15/24 (Call 05/15/24)	2,383	2,558,127

		7,811,142

Forest Products & Paper — 0.5%
Celulosa Arauco y Constitucion SA, 4.50%, 08/01/24 (Call 05/01/24)	320	333,843
Fibria Overseas Finance Ltd., 5.25%, 05/12/24(a)	415	446,748
Georgia-Pacific LLC, 8.00%, 01/15/24(a)	954	1,173,563
International Paper Co., 3.65%, 06/15/24 (Call 03/15/24)(a)	1,473	1,553,779

		3,507,933

Gas — 0.2%
Dominion Energy Gas Holdings LLC, 3.60%, 12/15/24 (Call 09/15/24)	488	517,812
Southern California Gas Co., 3.15%, 09/15/24 (Call 06/15/24)(a)	656	686,379

		1,204,191

Health Care – Products — 1.9%
Becton Dickinson and Co. 3.36%, 06/06/24 (Call 04/06/24)	2,922	3,061,847
3.73%, 12/15/24 (Call 09/15/24)(a)	2,191	2,340,448
Boston Scientific Corp., 3.45%, 03/01/24 (Call 02/01/24)	2,112	2,218,740
DH Europe Finance II Sarl, 2.20%, 11/15/24 (Call 10/15/24)	200	201,092
Medtronic Inc., 3.63%, 03/15/24 (Call 12/15/23)	1,100	1,173,733
Stryker Corp., 3.38%, 05/15/24 (Call 02/15/24)	1,305	1,373,891

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Products (continued)
Thermo Fisher Scientific Inc., 4.15%, 02/01/24 (Call 11/01/23)	$1,892	$2,036,133

		12,405,884

Health Care – Services — 2.1%
Aetna Inc., 3.50%, 11/15/24 (Call 08/15/24)	1,363	1,428,683
Anthem Inc. 3.35%, 12/01/24 (Call 10/01/24)	745	780,253
3.50%, 08/15/24 (Call 05/15/24)	2,235	2,351,242
HCA Inc., 5.00%, 03/15/24	3,112	3,399,985
Humana Inc., 3.85%, 10/01/24 (Call 07/01/24)	1,160	1,230,366
Laboratory Corp. of America Holdings, 3.25%, 09/01/24 (Call 07/01/24)	1,377	1,432,865
Quest Diagnostics Inc., 4.25%, 04/01/24 (Call 01/01/24)	403	434,361
UnitedHealth Group Inc. 2.38%, 08/15/24	455	460,997
3.50%, 02/15/24	2,057	2,176,697

		13,695,449

Holding Companies – Diversified — 0.2%
Ares Capital Corp., 4.20%, 06/10/24 (Call 05/10/24)	525	545,275
FS KKR Capital Corp., 4.63%, 07/15/24 (Call 06/15/24)(a)	613	629,882
Owl Rock Capital Corp., 5.25%, 04/15/24	236	250,552
TPG Specialty Lending Inc., 3.88%, 11/01/24 (Call 10/01/24)	200	199,254

		1,624,963

Home Furnishings — 0.2%
Leggett & Platt Inc., 3.80%, 11/15/24 (Call 08/15/24)	300	314,817
Whirlpool Corp., 4.00%, 03/01/24(a)	845	898,134

		1,212,951

Household Products & Wares — 0.1%
Clorox Co. (The), 3.50%, 12/15/24 (Call 09/15/24)	629	669,413

Insurance — 2.6%
Aflac Inc., 3.63%, 11/15/24	1,421	1,519,049
American International Group Inc., 4.13%, 02/15/24	1,741	1,872,637
Aon PLC, 3.50%, 06/14/24 (Call 03/01/24)	1,055	1,110,039
Assured Guaranty U.S. Holdings Inc., 5.00%, 07/01/24	849	933,696
Brown & Brown Inc., 4.20%, 09/15/24 (Call 06/15/24)	1,072	1,143,738
Chubb INA Holdings Inc., 3.35%, 05/15/24	601	635,149
CNA Financial Corp., 3.95%, 05/15/24 (Call 02/15/24)	797	858,122
Marsh & McLennan Companies Inc. 3.50%, 06/03/24 (Call 03/03/24)	2,016	2,121,941
3.88%, 03/15/24 (Call 02/15/24)	737	786,630
MetLife Inc., 3.60%, 04/10/24	1,959	2,081,398
Old Republic International Corp., 4.88%, 10/01/24 (Call 09/01/24)	400	439,596
Prudential Financial Inc., 3.50%, 05/15/24	1,190	1,266,255
Unum Group, 4.00%, 03/15/24	550	583,704
Voya Financial Inc., 3.13%, 07/15/24 (Call 05/15/24)	190	196,253
Willis North America Inc., 3.60%, 05/15/24 (Call 03/15/24)	1,580	1,655,524

		17,203,731

Internet — 2.4%
Alibaba Group Holding Ltd., 3.60%, 11/28/24 (Call 08/28/24)	3,499	3,675,035
Alphabet Inc., 3.38%, 02/25/24(a)	1,747	1,858,266
Amazon.com Inc. 2.80%, 08/22/24 (Call 06/22/24)	3,332	3,465,613
3.80%, 12/05/24 (Call 09/05/24)	2,083	2,266,033
Baidu Inc., 4.38%, 05/14/24 (Call 04/14/24)	1,195	1,276,463
eBay Inc., 3.45%, 08/01/24 (Call 05/01/24)(a)	1,213	1,268,665
Expedia Group Inc., 4.50%, 08/15/24 (Call 05/15/24)	1,072	1,169,123

Security	Par (000)	Value

Internet (continued)
Weibo Corp., 3.50%, 07/05/24 (Call 06/05/24)(a)	$635	$646,843

		15,626,041

Iron & Steel — 0.1%
ArcelorMittal, 3.60%, 07/16/24	904	925,199

Lodging — 0.4%
Las Vegas Sands Corp., 3.20%, 08/08/24 (Call 07/08/24)	1,767	1,808,348
Marriott International Inc./MD, 3.60%, 04/15/24 (Call 03/15/24)	539	568,311

		2,376,659

Machinery — 1.6%
Caterpillar Financial Services Corp. 2.85%, 05/17/24(a)	112	115,817
3.25%, 12/01/24	2,035	2,152,806
3.30%, 06/09/24	339	356,764
Caterpillar Inc., 3.40%, 05/15/24 (Call 02/15/24)	2,313	2,442,459
CNH Industrial Capital LLC, 4.20%, 01/15/24	405	431,835
John Deere Capital Corp. 2.60%, 03/07/24	582	595,723
2.65%, 06/24/24	1,510	1,551,978
3.35%, 06/12/24	775	819,857
3.45%, 01/10/24	144	152,274
Roper Technologies Inc., 2.35%, 09/15/24 (Call 08/15/24)(a)	310	312,065
Wabtec Corp., 4.40%, 03/15/24 (Call 02/15/24)	1,317	1,404,949

		10,336,527

Manufacturing — 1.4%
3M Co., 3.25%, 02/14/24 (Call 01/14/24)(a)	695	731,001
Carlisle Companies Inc., 3.50%, 12/01/24 (Call 10/01/24)	672	700,157
General Electric Co. 3.38%, 03/11/24(a)	1,231	1,271,069
3.45%, 05/15/24 (Call 02/13/24)	1,216	1,255,192
Illinois Tool Works Inc., 3.50%, 03/01/24 (Call 12/01/23)(a)	1,211	1,284,084
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/01/24 (Call 08/01/24)	1,472	1,545,114
Parker-Hannifin Corp. 2.70%, 06/14/24 (Call 05/14/24)	330	336,540
3.30%, 11/21/24 (Call 08/21/24)	1,174	1,230,082
Textron Inc., 4.30%, 03/01/24 (Call 12/01/23)(a)	600	642,270

		8,995,509

Media — 2.8%
CBS Corp., 3.70%, 08/15/24 (Call 05/15/24)	1,201	1,261,146
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 02/01/24 (Call 01/01/24)	1,755	1,886,274
Comcast Corp. 3.00%, 02/01/24 (Call 01/01/24)	2,266	2,354,487
3.60%, 03/01/24	2,344	2,496,477
3.70%, 04/15/24 (Call 03/15/24)	3,166	3,389,266
Discovery Communications LLC 3.80%, 03/13/24 (Call 01/13/24)	937	984,665
3.90%, 11/15/24 (Call 08/15/24)	620	656,741
Fox Corp., 4.03%, 01/25/24 (Call 12/25/23)(b)	2,119	2,263,431
Viacom Inc., 3.88%, 04/01/24 (Call 01/01/24)	920	967,362
Walt Disney Co. (The) 1.75%, 08/30/24 (Call 07/30/24)	815	809,352
3.70%, 09/15/24 (Call 06/15/24)(b)	1,107	1,190,092

		18,259,293

Metal Fabricate & Hardware — 0.1%
Timken Co. (The), 3.88%, 09/01/24 (Call 06/01/24)	413	430,115

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining — 0.2%
Kinross Gold Corp., 5.95%, 03/15/24 (Call 12/15/23)	$1,010	$1,119,969

Oil & Gas — 4.8%
BP Capital Markets America Inc. 3.22%, 04/14/24 (Call 02/14/24)	1,458	1,521,715
3.79%, 02/06/24 (Call 01/06/24)	445	474,895
BP Capital Markets PLC 3.54%, 11/04/24(a)	2,314	2,465,498
3.81%, 02/10/24	2,268	2,423,154
Canadian Natural Resources Ltd., 3.80%, 04/15/24 (Call 01/15/24)	1,021	1,079,850
Chevron Corp., 2.90%, 03/03/24 (Call 01/03/24)	2,101	2,188,423
Cimarex Energy Co., 4.38%, 06/01/24 (Call 03/01/24)	1,290	1,351,404
Continental Resources Inc./OK, 3.80%, 06/01/24 (Call 03/01/24)	1,884	1,927,464
Exxon Mobil Corp. 2.02%, 08/16/24 (Call 07/16/24)(a)	375	377,929
3.18%, 03/15/24 (Call 12/15/23)	1,843	1,942,596
Hess Corp., 3.50%, 07/15/24 (Call 04/15/24)	708	723,781
Husky Energy Inc., 4.00%, 04/15/24 (Call 01/15/24)	1,074	1,128,548
Marathon Petroleum Corp., 3.63%, 09/15/24 (Call 06/15/24)	1,601	1,689,119
Newfield Exploration Co., 5.63%, 07/01/24	1,018	1,115,636
Noble Energy Inc., 3.90%, 11/15/24 (Call 08/15/24)	930	978,927
Occidental Petroleum Corp. 2.90%, 08/15/24 (Call 06/15/24)	3,695	3,734,906
6.95%, 07/01/24	1,536	1,811,159
Suncor Energy Inc., 3.60%, 12/01/24 (Call 09/01/24)	1,422	1,503,068
Total Capital International SA 3.70%, 01/15/24(a)	1,243	1,329,898
3.75%, 04/10/24	1,473	1,583,166

		31,351,136

Packaging & Containers — 0.4%
Packaging Corp. of America, 3.65%, 09/15/24 (Call 06/15/24)	1,023	1,077,608
WRKCo Inc., 3.00%, 09/15/24 (Call 07/15/24)	1,200	1,226,832

		2,304,440

Pharmaceuticals — 4.0%
Allergan Funding SCS, 3.85%, 06/15/24 (Call 03/15/24)	1,860	1,960,366
AmerisourceBergen Corp., 3.40%, 05/15/24 (Call 02/15/24)	1,160	1,207,456
Bristol-Myers Squibb Co., 2.90%, 07/26/24 (Call 06/26/24)(b)	3,757	3,901,908
Cardinal Health Inc. 3.08%, 06/15/24 (Call 04/15/24)	1,347	1,369,522
3.50%, 11/15/24 (Call 08/15/24)	668	692,235
Cigna Corp., 3.50%, 06/15/24 (Call 03/17/24)(b)	1,532	1,597,432
CVS Health Corp. 2.63%, 08/15/24 (Call 07/15/24)	560	566,126
3.38%, 08/12/24 (Call 05/12/24)	1,424	1,480,917
GlaxoSmithKline Capital PLC, 3.00%, 06/01/24 (Call 05/01/24)	1,380	1,437,201
McKesson Corp., 3.80%, 03/15/24 (Call 12/15/23)	1,726	1,810,384
Merck & Co. Inc., 2.90%, 03/07/24 (Call 02/07/24)	574	598,274
Novartis Capital Corp., 3.40%, 05/06/24	3,788	4,031,265
Perrigo Finance Unlimited Co., 3.90%, 12/15/24 (Call 09/15/24)	1,090	1,120,476
Pfizer Inc. 2.95%, 03/15/24 (Call 02/15/24)	1,470	1,532,813
3.40%, 05/15/24	1,812	1,928,892
Wyeth LLC, 6.45%, 02/01/24	697	821,589

		26,056,856

Security	Par (000)	Value

Pipelines — 4.3%
Boardwalk Pipelines LP, 4.95%, 12/15/24 (Call 09/15/24)	$1,040	$1,127,422
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/24 (Call 01/01/24)(a)	1,130	1,302,585
Enable Midstream Partners LP, 3.90%, 05/15/24 (Call 02/15/24)	1,229	1,249,819
Enbridge Inc., 3.50%, 06/10/24 (Call 03/10/24)	1,120	1,170,299
Energy Transfer Operating LP 4.50%, 04/15/24 (Call 03/15/24)	1,071	1,144,171
4.90%, 02/01/24 (Call 11/01/23)	1,605	1,729,917
5.88%, 01/15/24 (Call 10/15/23)	200	222,184
Enterprise Products Operating LLC, 3.90%, 02/15/24 (Call 11/15/23)	1,656	1,763,971
EQM Midstream Partners LP, 4.00%, 08/01/24 (Call 05/01/24)	715	686,614
Kinder Morgan Energy Partners LP 4.15%, 02/01/24 (Call 11/01/23)	1,034	1,100,652
4.25%, 09/01/24 (Call 06/01/24)	1,078	1,155,713
4.30%, 05/01/24 (Call 02/01/24)	1,091	1,167,272
MPLX LP 4.88%, 12/01/24 (Call 09/01/24)	2,345	2,560,623
6.38%, 05/01/24 (Call 05/01/20)(b)	174	182,366
ONEOK Inc., 2.75%, 09/01/24 (Call 08/01/24)	266	268,445
Phillips 66 Partners LP, 2.45%, 12/15/24 (Call 11/15/24)	350	349,020
Plains All American Pipeline LP/PAA Finance Corp., 3.60%, 11/01/24 (Call 08/01/24)	1,585	1,622,580
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24 (Call 02/15/24)	2,345	2,623,750
Spectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)	1,337	1,458,560
Sunoco Logistics Partners Operations LP, 4.25%, 04/01/24 (Call 01/01/24)	1,123	1,187,202
Williams Companies Inc. (The) 4.30%, 03/04/24 (Call 12/04/23)	3,318	3,529,722
4.55%, 06/24/24 (Call 03/24/24)(a)	435	469,165

		28,072,052

Real Estate Investment Trusts — 4.9%
Alexandria Real Estate Equities Inc., 4.00%, 01/15/24 (Call 12/15/23)	1,133	1,212,038
American Campus Communities Operating Partnership LP, 4.13%, 07/01/24 (Call 04/01/24)(a)	500	536,960
American Tower Corp. 3.38%, 05/15/24 (Call 04/15/24)	703	732,674
5.00%, 02/15/24	2,092	2,315,049
AvalonBay Communities Inc., 3.50%, 11/15/24 (Call 08/15/24)	474	504,061
Boston Properties LP, 3.80%, 02/01/24 (Call 11/01/23)	1,522	1,612,574
Brixmor Operating Partnership LP, 3.65%, 06/15/24 (Call 04/15/24)	470	490,534
Crown Castle International Corp., 3.20%, 09/01/24 (Call 07/01/24)	1,036	1,074,177
Duke Realty LP, 3.75%, 12/01/24 (Call 09/01/24)	530	562,616
Essex Portfolio LP, 3.88%, 05/01/24 (Call 02/01/24)(a)	629	667,860
Federal Realty Investment Trust, 3.95%, 01/15/24 (Call 10/15/23)	100	106,399
GLP Capital LP/GLP Financing II Inc., 3.35%, 09/01/24 (Call 06/03/24)	690	700,226
HCP Inc. 3.88%, 08/15/24 (Call 05/15/24)(a)	1,341	1,435,675
4.20%, 03/01/24 (Call 12/01/23)	381	410,771
Host Hotels & Resorts LP, 3.88%, 04/01/24 (Call 02/01/24)(a)	645	679,366
Kilroy Realty LP, 3.45%, 12/15/24 (Call 09/15/24)	841	876,524

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Kimco Realty Corp., 2.70%, 03/01/24 (Call 01/01/24)	$930	$944,220
Liberty Property LP, 4.40%, 02/15/24 (Call 11/15/23)	823	896,518
Mid-America Apartments LP, 3.75%, 06/15/24 (Call 03/13/24)	410	431,677
National Retail Properties Inc., 3.90%, 06/15/24 (Call 03/15/24)(a)	840	892,508
Office Properties Income Trust, 4.25%, 05/15/24 (Call 02/15/24)	699	718,097
Omega Healthcare Investors Inc., 4.95%, 04/01/24 (Call 01/01/24)	760	823,194
Piedmont Operating Partnership LP, 4.45%, 03/15/24 (Call 12/15/23)	158	166,564
Realty Income Corp., 3.88%, 07/15/24 (Call 04/15/24)	458	490,206
Sabra Health Care LP/Sabra Capital Corp., 4.80%, 06/01/24 (Call 05/01/24)	689	725,641
Service Properties Trust 4.35%, 10/01/24 (Call 09/01/24)	735	751,876
4.65%, 03/15/24 (Call 09/15/23)	890	921,061
Simon Property Group LP 2.00%, 09/13/24 (Call 06/13/24)	710	708,750
3.38%, 10/01/24 (Call 07/01/24)	2,093	2,209,099
3.75%, 02/01/24 (Call 11/01/23)	1,136	1,209,545
UDR Inc., 3.75%, 07/01/24 (Call 04/01/24)(a)	575	610,828
Ventas Realty LP 3.50%, 04/15/24 (Call 03/15/24)	1,057	1,108,951
3.75%, 05/01/24 (Call 02/01/24)	445	470,254
VEREIT Operating Partnership LP, 4.60%, 02/06/24 (Call 11/06/23)(a)	975	1,048,817
Welltower Inc. 3.63%, 03/15/24 (Call 02/15/24)	924	974,995
4.50%, 01/15/24 (Call 10/15/23)(a)	845	914,628
WP Carey Inc., 4.60%, 04/01/24 (Call 01/01/24)	881	942,917

		31,877,850

Retail — 3.1%
AutoNation Inc., 3.50%, 11/15/24 (Call 09/15/24)	375	385,072
AutoZone Inc., 3.13%, 04/18/24 (Call 03/18/24)	549	569,796
Costco Wholesale Corp., 2.75%, 05/18/24 (Call 03/18/24)(a)	1,782	1,849,395
Home Depot Inc. (The), 3.75%, 02/15/24 (Call 11/15/23)(a)	2,042	2,196,743
Lowe’s Companies Inc., 3.13%, 09/15/24 (Call 06/15/24)	653	680,289
Macy’s Retail Holdings Inc., 3.63%, 06/01/24 (Call 03/01/24)	850	853,842
McDonald’s Corp., 3.25%, 06/10/24	520	548,616
QVC Inc., 4.85%, 04/01/24(a)	1,074	1,135,003
Target Corp., 3.50%, 07/01/24	1,926	2,065,481
Walgreens Boots Alliance Inc., 3.80%, 11/18/24 (Call 08/18/24)(a)	3,053	3,234,318
Walmart Inc. 2.65%, 12/15/24 (Call 10/15/24)	1,911	1,976,681
2.85%, 07/08/24 (Call 06/08/24)	1,806	1,883,387
3.30%, 04/22/24 (Call 01/22/24)	2,747	2,904,980

		20,283,603

Semiconductors — 2.9%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24 (Call 11/15/23)	3,709	3,817,451
Broadcom Inc., 3.63%, 10/15/24 (Call 09/15/24)(a)(b)	2,750	2,828,375
Intel Corp., 2.88%, 05/11/24 (Call 03/11/24)	3,414	3,552,745
KLA Corp., 4.65%, 11/01/24 (Call 08/01/24)	2,271	2,507,820
Micron Technology Inc., 4.64%, 02/06/24 (Call 01/06/24)(a)	1,145	1,225,494
NXP BV/NXP Funding LLC, 4.88%, 03/01/24 (Call 02/01/24)(a)(b)	1,011	1,097,481
QUALCOMM Inc., 2.90%, 05/20/24 (Call 03/20/24)	2,431	2,510,712

Security	Par (000)	Value

Semiconductors (continued)
Texas Instruments Inc., 2.63%, 05/15/24 (Call 03/15/24)(a)	$50	$51,588
Xilinx Inc., 2.95%, 06/01/24 (Call 04/01/24)	1,387	1,433,797

		19,025,463

Software — 2.1%
Fidelity National Information Services Inc., 3.88%, 06/05/24 (Call 03/05/24)	489	522,076
Fiserv Inc., 2.75%, 07/01/24 (Call 06/01/24)	1,959	2,000,825
Microsoft Corp., 2.88%, 02/06/24 (Call 12/06/23)	3,883	4,050,978
Oracle Corp. 2.95%, 11/15/24 (Call 09/15/24)	3,002	3,126,403
3.40%, 07/08/24 (Call 04/08/24)	3,455	3,660,434

		13,360,716

Telecommunications — 2.6%
AT&T Inc. 3.55%, 06/01/24 (Call 03/01/24)	738	774,583
3.80%, 03/01/24 (Call 01/01/24)	1,258	1,332,989
3.90%, 03/11/24 (Call 12/11/23)	1,471	1,562,761
4.45%, 04/01/24 (Call 01/01/24)	1,829	1,982,984
Cisco Systems Inc., 3.63%, 03/04/24(a)	1,840	1,976,086
Juniper Networks Inc., 4.50%, 03/15/24	928	1,006,834
Motorola Solutions Inc., 4.00%, 09/01/24	918	971,960
Verizon Communications Inc. 3.50%, 11/01/24 (Call 08/01/24)	2,624	2,788,761
4.15%, 03/15/24 (Call 12/15/23)	1,076	1,163,640
Vodafone Group PLC, 3.75%, 01/16/24	3,234	3,410,382

		16,970,980

Transportation — 1.9%
Burlington Northern Santa Fe LLC 3.40%, 09/01/24 (Call 12/01/23)	1,678	1,787,322
3.75%, 04/01/24 (Call 01/01/24)	835	893,091
Canadian National Railway Co., 2.95%, 11/21/24 (Call 08/21/24)	540	560,299
CSX Corp., 3.40%, 08/01/24 (Call 05/01/24)	1,678	1,774,871
FedEx Corp., 4.00%, 01/15/24	1,731	1,846,423
Norfolk Southern Corp., 3.85%, 01/15/24 (Call 10/15/23)(a)	629	670,589
Ryder System Inc. 2.50%, 09/01/24 (Call 08/01/24)	445	448,515
3.65%, 03/18/24 (Call 02/18/24)(a)	707	744,429
Union Pacific Corp. 3.15%, 03/01/24 (Call 02/01/24)(a)	835	873,518
3.65%, 02/15/24 (Call 11/15/23)	721	762,638
3.75%, 03/15/24 (Call 12/15/23)(a)	856	908,601
United Parcel Service Inc. 2.20%, 09/01/24 (Call 08/01/24)	433	436,871
2.80%, 11/15/24 (Call 09/15/24)	610	632,320

		12,339,487

Trucking & Leasing — 0.1%
GATX Corp., 4.35%, 02/15/24 (Call 01/15/24)	421	451,522

Water — 0.2%
American Water Capital Corp., 3.85%, 03/01/24 (Call 12/01/23)	971	1,034,979

Total Corporate Bonds & Notes — 98.8% (Cost: $616,140,545)		641,307,446

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 5.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(e)(f)(g)	35,532	$35,549,773
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(e)(f)	984	984,000

		36,533,773

Total Short-Term Investments — 5.6% (Cost: $36,525,353)		36,533,773

Total Investments in Securities — 104.4% (Cost: $652,665,898)		677,841,219

Other Assets, Less Liabilities — (4.4)%		(28,719,241)

Net Assets — 100.0%		$649,121,978

(a)	All or a portion of this security is on loan.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/18 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)	Par/Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	20,091	15,441	(b)	—	35,532	$35,549,773	$83,278	(c)	$3,243		$6,078
BlackRock Cash Funds: Treasury, SL Agency Shares	519	465	(b)	—	984	984,000	34,220		—		—
PNC Bank N.A., 3.30%, 10/30/24(d)	250	260		—	510	N/A	12,764		—		10,857
PNC Financial Services Group Inc. (The), 3.90%, 04/29/24(d)	1,017	881		—	1,898	N/A	49,038		—		27,827

						$36,533,773	$179,300		$3,243		$44,762

(a)  Includes realized capital gain distributions from an affiliated fund, if any.

(b)  Net of purchases and sales.

(c)  Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)  As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$641,307,446	$—	$641,307,446
Money Market Funds	36,533,773	—	—	36,533,773

	$36,533,773	$641,307,446	$—	$677,841,219

See notes to financial statements.

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 2.0%
Boeing Co. (The), 2.60%, 10/30/25 (Call 07/30/25)(a)	$490	$498,521
Embraer Netherlands Finance BV, 5.05%, 06/15/25(a)	1,120	1,228,562
General Dynamics Corp., 3.50%, 05/15/25 (Call 03/15/25)	1,436	1,543,714
L3Harris Technologies Inc., 3.83%, 04/27/25 (Call 01/27/25)	736	789,713
Lockheed Martin Corp., 2.90%, 03/01/25 (Call 12/01/24)(a)	1,461	1,525,459
Northrop Grumman Corp., 2.93%, 01/15/25 (Call 11/15/24)	2,429	2,513,481
United Technologies Corp., 3.95%, 08/16/25 (Call 06/16/25)	1,867	2,044,851

		10,144,301

Agriculture — 1.0%
Philip Morris International Inc., 3.38%, 08/11/25 (Call 05/11/25)	1,135	1,198,844
Reynolds American Inc., 4.45%, 06/12/25 (Call 03/12/25)	3,617	3,876,737

		5,075,581

Airlines — 0.1%
U.S. Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 05/15/27(a)	171	179,959
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 02/15/27	354	380,289

		560,248

Apparel — 0.4%
Ralph Lauren Corp., 3.75%, 09/15/25 (Call 07/15/25)	860	925,033
Tapestry Inc., 4.25%, 04/01/25 (Call 01/01/25)(a)	948	996,007

		1,921,040

Auto Manufacturers — 1.6%
Ford Motor Credit Co. LLC 4.13%, 08/04/25	1,556	1,551,161
4.69%, 06/09/25 (Call 04/09/25)	1,188	1,215,300
General Motors Co., 4.00%, 04/01/25	618	638,227
General Motors Financial Co. Inc. 4.00%, 01/15/25 (Call 10/15/24)	1,523	1,575,635
4.30%, 07/13/25 (Call 04/13/25)	1,252	1,312,709
4.35%, 04/09/25 (Call 02/09/25)	1,032	1,084,044
Toyota Motor Credit Corp., 3.40%, 04/14/25	650	696,319

		8,073,395

Auto Parts & Equipment — 0.5%
BorgWarner Inc., 3.38%, 03/15/25 (Call 12/15/24)(a)	366	382,517
Harman International Industries Inc., 4.15%, 05/15/25 (Call 02/15/25)	240	254,832
Lear Corp., 5.25%, 01/15/25 (Call 01/15/20)	872	899,163
Magna International Inc., 4.15%, 10/01/25 (Call 07/01/25)	693	749,916

		2,286,428

Banks — 19.9%
Australia & New Zealand Banking Group Ltd./ New York NY, 3.70%, 11/16/25(a)	992	1,077,213
Banco Santander SA, 5.18%, 11/19/25(a)	1,877	2,081,950
Bank of America Corp. 3.88%, 08/01/25	2,300	2,487,220
4.00%, 01/22/25	3,072	3,284,736
Series L, 3.95%, 04/21/25	4,125	4,391,145
Bank of New York Mellon Corp. (The) 3.95%, 11/18/25 (Call 10/18/25)(a)	767	842,151
Series G, 3.00%, 02/24/25 (Call 01/24/25)	1,204	1,262,442
BankUnited Inc., 4.88%, 11/17/25 (Call 08/17/25)	482	530,388
Barclays PLC, 3.65%, 03/16/25	2,725	2,828,904
BB&T Corp., 3.70%, 06/05/25 (Call 05/05/25)	1,151	1,238,085
BBVA USA, 3.88%, 04/10/25 (Call 03/10/25)	1,290	1,358,344
Branch Banking & Trust Co., 3.63%, 09/16/25 (Call 08/16/25)	1,739	1,859,913

Security	Par (000)	Value

Banks (continued)
Citigroup Inc. 3.30%, 04/27/25(a)	$1,919	$2,009,538
3.88%, 03/26/25	1,571	1,662,118
4.40%, 06/10/25	3,394	3,683,305
5.50%, 09/13/25	1,950	2,231,931
Citizens Financial Group Inc., 4.30%, 12/03/25 (Call 11/03/25)	1,273	1,371,759
Cooperatieve Rabobank UA, 4.38%, 08/04/25	1,795	1,949,926
Cooperatieve Rabobank UA/NY, 3.38%, 05/21/25	1,535	1,639,119
Credit Suisse Group Funding Guernsey Ltd., 3.75%, 03/26/25	2,900	3,064,401
Fifth Third Bancorp., 2.38%, 01/28/25 (Call 12/29/24)	1,000	1,004,350
Fifth Third Bank/Cincinnati OH, 3.95%, 07/28/25 (Call 06/28/25)	750	818,625
Goldman Sachs Group Inc. (The) 3.50%, 01/23/25 (Call 10/23/24)	3,659	3,831,193
3.75%, 05/22/25 (Call 02/22/25)	3,187	3,378,889
4.25%, 10/21/25(a)	2,767	2,981,470
HSBC Holdings PLC, 4.25%, 08/18/25	2,186	2,334,845
Huntington Bancshares Inc./OH, 4.00%, 05/15/25 (Call 04/15/25)(a)	417	452,141
JPMorgan Chase & Co. 3.13%, 01/23/25 (Call 10/23/24)(a)	3,698	3,840,077
3.90%, 07/15/25 (Call 04/15/25)	3,726	4,028,812
KeyBank N.A./Cleveland OH, 3.30%, 06/01/25	1,000	1,060,200
KeyCorp., 4.15%, 10/29/25	1,013	1,111,464
Lloyds Bank PLC, 3.50%, 05/14/25	200	208,232
Lloyds Banking Group PLC 4.45%, 05/08/25	1,590	1,740,986
4.58%, 12/10/25	2,270	2,439,955
Manufacturers & Traders Trust Co., 2.90%, 02/06/25 (Call 01/06/25)	1,050	1,087,978
Mitsubishi UFJ Financial Group Inc., 3.78%, 03/02/25	760	811,513
Morgan Stanley 4.00%, 07/23/25	4,284	4,651,781
5.00%, 11/24/25	2,729	3,073,618
MUFG Americas Holdings Corp., 3.00%, 02/10/25 (Call 01/20/25)	238	244,038
Northern Trust Corp., 3.95%, 10/30/25	1,416	1,546,343
PNC Bank N.A. 2.95%, 02/23/25 (Call 01/23/25)	1,300	1,349,205
3.25%, 06/01/25 (Call 05/02/25)	860	905,743
4.20%, 11/01/25 (Call 10/01/25)	500	551,565
Santander Holdings USA Inc., 4.50%, 07/17/25 (Call 04/17/25)	1,574	1,695,654
State Street Corp., 3.55%, 08/18/25	1,840	1,985,194
SunTrust Bank/Atlanta GA, 4.05%, 11/03/25 (Call 09/03/25)	671	735,054
SunTrust Banks Inc., 4.00%, 05/01/25 (Call 03/01/25)	1,634	1,774,132
SVB Financial Group, 3.50%, 01/29/25	685	712,325
U.S. Bancorp., 3.95%, 11/17/25 (Call 10/17/24)	1,276	1,410,273
U.S. Bank N.A./Cincinnati OH, 2.80%, 01/27/25 (Call 12/27/24)(a)	1,035	1,073,119
Wells Fargo & Co. 3.00%, 02/19/25	3,790	3,906,050
3.55%, 09/29/25	3,520	3,737,677

		101,337,089

Beverages — 2.5%
Anheuser-Busch InBev Worldwide Inc., 4.15%, 01/23/25 (Call 12/23/24)	3,090	3,377,092
Coca-Cola Co. (The), 2.88%, 10/27/25	2,511	2,638,559

SCHEDULE OF INVESTMENTS	69

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Coca-Cola Consolidated Inc., 3.80%, 11/25/25 (Call 08/25/25)	$250	$264,600
Constellation Brands Inc. 4.40%, 11/15/25 (Call 09/15/25)	754	833,879
4.75%, 12/01/25	773	869,764
Keurig Dr Pepper Inc. 3.40%, 11/15/25 (Call 08/15/25)	400	418,588
4.42%, 05/25/25 (Call 03/25/25)	1,755	1,926,850
PepsiCo Inc. 2.75%, 04/30/25 (Call 01/30/25)	1,292	1,349,584
3.50%, 07/17/25 (Call 04/17/25)	780	841,799

		12,520,715

Biotechnology — 2.2%
Amgen Inc., 3.13%, 05/01/25 (Call 02/01/25)	1,716	1,786,562
Baxalta Inc., 4.00%, 06/23/25 (Call 03/23/25)	1,107	1,195,117
Biogen Inc., 4.05%, 09/15/25 (Call 06/15/25)(a)	2,340	2,565,014
Celgene Corp., 3.88%, 08/15/25 (Call 05/15/25)	2,853	3,084,464
Gilead Sciences Inc., 3.50%, 02/01/25 (Call 11/01/24)	2,426	2,578,911

		11,210,068

Building Materials — 0.5%
Fortune Brands Home & Security Inc., 4.00%, 06/15/25 (Call 03/15/25)	535	570,256
Masco Corp., 4.45%, 04/01/25 (Call 01/01/25)	910	990,499
Vulcan Materials Co., 4.50%, 04/01/25 (Call 01/01/25)(a)	759	816,866

		2,377,621

Chemicals — 1.6%
Dow Chemical Co. (The), 4.55%, 11/30/25 (Call 09/30/25)(b)	799	881,816
DuPont de Nemours Inc., 4.49%, 11/15/25 (Call 09/25/25)	2,597	2,878,203
Eastman Chemical Co., 3.80%, 03/15/25 (Call 12/15/24)	1,265	1,324,202
Nutrien Ltd. 3.00%, 04/01/25 (Call 01/01/25)	1,100	1,124,651
3.38%, 03/15/25 (Call 12/15/24)	525	545,984
Praxair Inc., 2.65%, 02/05/25 (Call 11/05/24)	423	434,392
Sherwin-Williams Co. (The), 3.45%, 08/01/25 (Call 05/01/25)	830	879,543

		8,068,791

Commercial Services — 1.1%
Automatic Data Processing Inc., 3.38%, 09/15/25 (Call 06/15/25)(a)	1,417	1,523,332
Block Financial LLC, 5.25%, 10/01/25 (Call 07/01/25)	585	637,983
Global Payments Inc., 2.65%, 02/15/25 (Call 01/15/24)(a)	1,032	1,046,438
S&P Global Inc., 4.00%, 06/15/25 (Call 03/15/25)	1,223	1,339,491
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)	849	917,633

		5,464,877

Computers — 2.5%
Apple Inc. 2.50%, 02/09/25	2,024	2,078,628
2.75%, 01/13/25 (Call 11/13/24)	1,998	2,073,185
3.20%, 05/13/25	2,930	3,118,956
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (Call 07/15/25)(a)	3,258	3,634,722
International Business Machines Corp., 7.00%, 10/30/25	681	859,081
Seagate HDD Cayman, 4.75%, 01/01/25(a)	1,059	1,112,776

		12,877,348

Cosmetics & Personal Care — 0.2%
Unilever Capital Corp. 3.10%, 07/30/25(a)	460	484,099
3.38%, 03/22/25 (Call 01/22/25)	410	435,740

		919,839

Security	Par (000)	Value

Diversified Financial Services — 5.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.50%, 01/15/25 (Call 11/15/24)	$780	$805,194
4.45%, 10/01/25 (Call 08/01/25)	975	1,051,508
Affiliated Managers Group Inc., 3.50%, 08/01/25	445	463,877
Air Lease Corp., 3.25%, 03/01/25 (Call 01/01/25)	1,160	1,194,336
Ally Financial Inc., 4.63%, 03/30/25	500	543,695
American Express Co., 4.20%, 11/06/25 (Call 10/06/25)	556	615,197
Capital One Financial Corp. 3.20%, 02/05/25 (Call 01/05/25)	1,824	1,888,624
4.20%, 10/29/25 (Call 09/29/25)	2,395	2,581,594
4.25%, 04/30/25 (Call 03/31/25)(a)	392	427,421
Charles Schwab Corp. (The) 3.00%, 03/10/25 (Call 12/10/24)	195	202,960
3.85%, 05/21/25 (Call 03/21/25)	1,100	1,192,675
CME Group Inc., 3.00%, 03/15/25 (Call 12/15/24)	1,437	1,511,092
Discover Financial Services, 3.75%, 03/04/25 (Call 12/04/24)(a)	876	929,594
Franklin Resources Inc., 2.85%, 03/30/25	335	346,464
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/25(a)	2,590	2,663,193
Intercontinental Exchange Inc., 3.75%, 12/01/25 (Call 09/01/25)	1,886	2,041,105
Janus Capital Group Inc., 4.88%, 08/01/25 (Call 05/01/25)	500	545,440
Lazard Group LLC, 3.75%, 02/13/25	644	678,248
Synchrony Financial, 4.50%, 07/23/25 (Call 04/24/25)(a)	1,617	1,742,609
TD Ameritrade Holding Corp., 3.63%, 04/01/25 (Call 01/01/25)	441	469,255
Visa Inc., 3.15%, 12/14/25 (Call 09/14/25)	5,393	5,765,279

		27,659,360

Electric — 3.0%
Ameren Illinois Co., 3.25%, 03/01/25 (Call 12/01/24)	75	79,000
Appalachian Power Co., 3.40%, 06/01/25 (Call 03/01/25)	205	214,533
Berkshire Hathaway Energy Co., 3.50%, 02/01/25 (Call 11/01/24)	1,090	1,153,427
Dominion Energy Inc., 3.90%, 10/01/25 (Call 07/01/25)	1,482	1,596,203
DTE Electric Co., 3.38%, 03/01/25 (Call 12/01/24)	155	164,525
Duke Energy Progress LLC, 3.25%, 08/15/25 (Call 05/15/25)	1,034	1,096,381
Evergy Metro Inc., 3.65%, 08/15/25 (Call 05/15/25)	375	401,366
Eversource Energy, Series H, 3.15%, 01/15/25 (Call 10/15/24)	415	430,749
Exelon Corp., 3.95%, 06/15/25 (Call 03/15/25)	2,011	2,176,324
Florida Power & Light Co., 3.13%, 12/01/25 (Call 06/01/25)	910	964,200
Louisville Gas & Electric Co., Series 25, 3.30%, 10/01/25 (Call 04/01/25)	575	607,700
National Rural Utilities Cooperative Finance Corp. 2.85%, 01/27/25 (Call 10/27/24)	655	674,316
3.25%, 11/01/25 (Call 08/01/25)	650	684,398
Oncor Electric Delivery Co. LLC, 2.95%, 04/01/25 (Call 01/01/25)	50	51,825
Public Service Electric & Gas Co., 3.00%, 05/15/25 (Call 02/15/25)(a)	365	381,637
Puget Energy Inc., 3.65%, 05/15/25 (Call 02/15/25)	586	609,551
Sempra Energy, 3.75%, 11/15/25 (Call 08/15/25)	485	511,195
Southern California Edison Co., Series E, 3.70%, 08/01/25 (Call 06/01/25)	555	588,056
Southern Power Co., 4.15%, 12/01/25 (Call 09/01/25)	1,040	1,137,812
Virginia Electric & Power Co., Series A, 3.10%, 05/15/25 (Call 02/15/25)	414	431,616
WEC Energy Group Inc., 3.55%, 06/15/25 (Call 03/15/25)	830	885,004

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Xcel Energy Inc., 3.30%, 06/01/25 (Call 12/01/24)	$560	$586,370

		15,426,188

Electrical Components & Equipment — 0.0%
Emerson Electric Co., 3.15%, 06/01/25 (Call 03/01/25)	100	104,956

Electronics — 0.2%
Arrow Electronics Inc., 4.00%, 04/01/25 (Call 01/01/25)	414	431,930
Flex Ltd., 4.75%, 06/15/25 (Call 03/15/25)	637	690,100
Legrand France SA, 8.50%, 02/15/25	25	32,522

		1,154,552

Environmental Control — 0.4%
Republic Services Inc., 3.20%, 03/15/25 (Call 12/15/24)	865	903,778
Waste Management Inc., 3.13%, 03/01/25 (Call 12/01/24)	1,024	1,073,152

		1,976,930

Food — 2.0%
Campbell Soup Co. 3.30%, 03/19/25 (Call 12/19/24)	371	381,507
3.95%, 03/15/25 (Call 01/15/25)	921	981,068
Conagra Brands Inc., 4.60%, 11/01/25 (Call 09/01/25)	1,501	1,664,024
General Mills Inc., 4.00%, 04/17/25 (Call 02/17/25)(a)	878	952,937
JM Smucker Co. (The), 3.50%, 03/15/25	1,536	1,618,022
Kraft Heinz Foods Co., 3.95%, 07/15/25 (Call 04/15/25)	2,506	2,639,695
Sysco Corp. 3.55%, 03/15/25 (Call 01/15/25)	522	555,465
3.75%, 10/01/25 (Call 07/01/25)	1,188	1,281,769

		10,074,487

Forest Products & Paper — 0.1%
Fibria Overseas Finance Ltd., 4.00%, 01/14/25 (Call 11/14/24)	478	491,379

Gas — 0.3%
National Fuel Gas Co., 5.20%, 07/15/25 (Call 04/15/25)	625	687,156
Southern California Gas Co., 3.20%, 06/15/25 (Call 03/15/25)	565	587,538

		1,274,694

Health Care – Products — 2.5%
Abbott Laboratories 2.95%, 03/15/25 (Call 12/15/24)	1,342	1,399,317
3.88%, 09/15/25 (Call 06/15/25)	675	735,466
Boston Scientific Corp., 3.85%, 05/15/25	1,223	1,321,060
Danaher Corp., 3.35%, 09/15/25 (Call 06/15/25)(a)	870	921,191
Medtronic Inc., 3.50%, 03/15/25	3,703	3,980,169
Stryker Corp., 3.38%, 11/01/25 (Call 08/01/25)	1,065	1,134,300
Thermo Fisher Scientific Inc., 3.65%, 12/15/25 (Call 09/09/25)(a)	415	446,440
Zimmer Biomet Holdings Inc., 3.55%, 04/01/25 (Call 01/01/25)	2,745	2,903,826

		12,841,769

Health Care – Services — 1.7%
Anthem Inc., 2.38%, 01/15/25 (Call 12/15/24)	678	678,753
HCA Inc., 5.25%, 04/15/25	1,994	2,227,657
Laboratory Corp. of America Holdings, 3.60%, 02/01/25 (Call 11/01/24)	1,546	1,630,705
Quest Diagnostics Inc., 3.50%, 03/30/25 (Call 12/30/24)	528	556,000
UnitedHealth Group Inc. 3.70%, 12/15/25	418	452,903
3.75%, 07/15/25	2,955	3,204,786

		8,750,804

Holding Companies – Diversified — 0.3%
Apollo Investment Corp., 5.25%, 03/03/25	375	386,082

Security	Par (000)	Value

Holding Companies – Diversified (continued)
Ares Capital Corp., 4.25%, 03/01/25 (Call 01/01/25)	$935	$968,398
Owl Rock Capital Corp., 4.00%, 03/30/25 (Call 02/28/25)	370	370,418

		1,724,898

Home Furnishings — 0.1%
Whirlpool Corp., 3.70%, 05/01/25	370	388,803

Household Products & Wares — 0.1%
Kimberly-Clark Corp., 3.05%, 08/15/25	335	353,840

Insurance — 2.2%
Aflac Inc., 3.25%, 03/17/25	545	572,986
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (Call 07/29/25)	225	235,793
American International Group Inc., 3.75%, 07/10/25 (Call 04/10/25)	2,197	2,349,054
Aon PLC, 3.88%, 12/15/25 (Call 09/15/25)	1,134	1,227,986
Chubb INA Holdings Inc., 3.15%, 03/15/25	794	840,592
CNO Financial Group Inc., 5.25%, 05/30/25 (Call 02/28/25)(a)	300	331,470
Kemper Corp., 4.35%, 02/15/25 (Call 11/15/24)	649	688,946
Lincoln National Corp., 3.35%, 03/09/25	175	182,485
Marsh & McLennan Companies Inc., 3.50%, 03/10/25 (Call 12/10/24)	1,053	1,113,547
MetLife Inc. 3.00%, 03/01/25	916	955,938
3.60%, 11/13/25 (Call 08/13/25)(a)	600	649,944
Principal Financial Group Inc., 3.40%, 05/15/25 (Call 02/15/25)	661	694,843
RenaissanceRe Finance Inc., 3.70%, 04/01/25 (Call 01/01/25)	300	316,026
XLIT Ltd., 4.45%, 03/31/25	797	869,376

		11,028,986

Internet — 0.5%
Amazon.com Inc., 5.20%, 12/03/25 (Call 09/03/25)	1,294	1,522,003
Baidu Inc., 4.13%, 06/30/25	510	544,588
Booking Holdings Inc., 3.65%, 03/15/25 (Call 12/15/24)	677	724,519

		2,791,110

Iron & Steel — 0.1%
ArcelorMittal, 6.13%, 06/01/25(a)	600	681,954

Leisure Time — 0.1%
Harley-Davidson Inc., 3.50%, 07/28/25 (Call 04/28/25)(a)	600	624,510

Lodging — 0.7%
Marriott International Inc./MD 3.75%, 03/15/25 (Call 12/15/24)	450	477,328
3.75%, 10/01/25 (Call 07/01/25)	540	574,285
Sands China Ltd., 5.13%, 08/08/25 (Call 06/08/25)	2,147	2,363,439

		3,415,052

Machinery — 0.6%
Dover Corp., 3.15%, 11/15/25 (Call 08/15/25)	535	553,495
John Deere Capital Corp. 3.40%, 09/11/25(a)	745	796,576
3.45%, 03/13/25	910	974,246
Rockwell Automation Inc., 2.88%, 03/01/25 (Call 12/01/24)	100	103,549
Roper Technologies Inc., 3.85%, 12/15/25 (Call 09/15/25)(a)	544	588,967

		3,016,833

Manufacturing — 0.5%
3M Co. 2.00%, 02/14/25 (Call 01/14/25)	1,050	1,049,654
3.00%, 08/07/25	1,154	1,215,854

SCHEDULE OF INVESTMENTS	71

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
Hexcel Corp., 4.70%, 08/15/25 (Call 05/15/25)(a)	$150	$161,849
Textron Inc., 3.88%, 03/01/25 (Call 12/01/24)	264	280,146

		2,707,503

Media — 3.9%
CBS Corp., 3.50%, 01/15/25 (Call 10/15/24)	1,138	1,186,695
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25 (Call 04/23/25)	6,120	6,747,667
Comcast Corp. 3.38%, 02/15/25 (Call 11/15/24)	1,241	1,317,297
3.38%, 08/15/25 (Call 05/15/25)	3,071	3,272,918
3.95%, 10/15/25 (Call 08/15/25)	3,228	3,542,988
Discovery Communications LLC 3.45%, 03/15/25 (Call 12/15/24)	561	580,669
3.95%, 06/15/25 (Call 05/15/25)	590	624,468
Grupo Televisa SAB, 6.63%, 03/18/25	500	588,620
TWDC Enterprises 18 Corp., 3.15%, 09/17/25	1,124	1,198,251
Walt Disney Co. (The), 3.70%, 10/15/25 (Call 07/15/25)(b)	864	938,710

		19,998,283

Metal Fabricate & Hardware — 0.3%
Precision Castparts Corp., 3.25%, 06/15/25 (Call 03/15/25)	1,382	1,462,239

Mining — 0.6%
Rio Tinto Finance USA Ltd., 3.75%, 06/15/25 (Call 03/15/25)	1,811	1,956,550
Southern Copper Corp., 3.88%, 04/23/25	844	883,879

		2,840,429

Oil & Gas — 3.6%
BP Capital Markets America Inc., 3.80%, 09/21/25 (Call 07/21/25)	950	1,028,983
BP Capital Markets PLC, 3.51%, 03/17/25(a)	1,319	1,407,835
Canadian Natural Resources Ltd., 3.90%, 02/01/25 (Call 11/01/24)	1,075	1,144,391
Chevron Corp., 3.33%, 11/17/25 (Call 08/17/25)	1,201	1,292,192
Concho Resources Inc., 4.38%, 01/15/25 (Call 01/15/20)	1,172	1,213,289
Devon Energy Corp., 5.85%, 12/15/25 (Call 09/15/25)(a)	600	713,784
EOG Resources Inc., 3.15%, 04/01/25 (Call 01/01/25)(a)	510	535,735
Exxon Mobil Corp., 2.71%, 03/06/25 (Call 12/06/24)	2,243	2,328,817
Helmerich & Payne Inc., 4.65%, 03/15/25 (Call 12/15/24)(a)	217	236,096
Marathon Oil Corp., 3.85%, 06/01/25 (Call 03/01/25)	1,446	1,519,312
Occidental Petroleum Corp., 3.50%, 06/15/25 (Call 03/15/25)(a)	1,108	1,147,633
Shell International Finance BV, 3.25%, 05/11/25	3,465	3,680,280
Total Capital International SA, 2.43%, 01/10/25 (Call 10/10/24)	818	831,751
Valero Energy Corp., 3.65%, 03/15/25	927	979,042

		18,059,140

Oil & Gas Services — 0.6%
Halliburton Co., 3.80%, 11/15/25 (Call 08/15/25)(a)	2,666	2,813,750

Packaging & Containers — 0.1%
WRKCo Inc., 3.75%, 03/15/25 (Call 01/15/25)	578	608,958

Pharmaceuticals — 8.5%
AbbVie Inc., 3.60%, 05/14/25 (Call 02/14/25)	5,292	5,545,593
Allergan Funding SCS, 3.80%, 03/15/25 (Call 12/15/24)	4,306	4,534,519
AmerisourceBergen Corp., 3.25%, 03/01/25 (Call 12/01/24)(a).	649	674,051
AstraZeneca PLC, 3.38%, 11/16/25	2,981	3,157,028
Cardinal Health Inc., 3.75%, 09/15/25 (Call 06/15/25)(a)	770	809,932

Security	Par (000)	Value

Pharmaceuticals (continued)
Cigna Corp. 3.25%, 04/15/25 (Call 01/15/25)(b)	$1,537	$1,585,723
4.13%, 11/15/25 (Call 09/15/25)	2,646	2,867,550
CVS Health Corp. 3.88%, 07/20/25 (Call 04/20/25)	4,655	4,952,268
4.10%, 03/25/25 (Call 01/25/25)	6,087	6,540,786
Eli Lilly & Co., 2.75%, 06/01/25 (Call 03/01/25)	1,293	1,342,768
GlaxoSmithKline Capital Inc., 3.63%, 05/15/25	1,407	1,518,153
Johnson & Johnson, 2.63%, 01/15/25 (Call 11/15/24)	1,001	1,033,532
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)	1,196	1,312,156
Merck & Co. Inc., 2.75%, 02/10/25 (Call 11/10/24)	3,602	3,739,849
Novartis Capital Corp., 3.00%, 11/20/25 (Call 08/20/25)	2,431	2,569,664
Zoetis Inc., 4.50%, 11/13/25 (Call 08/13/25)	915	1,018,907

		43,202,479

Pipelines — 4.7%
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25 (Call 10/02/24)	1,550	1,719,275
Columbia Pipeline Group Inc., 4.50%, 06/01/25 (Call 03/01/25)	1,219	1,324,297
Enbridge Energy Partners LP, 5.88%, 10/15/25 (Call 07/15/25)	818	952,136
Energy Transfer Operating LP, 4.05%, 03/15/25 (Call 12/15/24)	1,492	1,566,421
Enterprise Products Operating LLC, 3.75%, 02/15/25 (Call 11/15/24)	1,992	2,131,261
Kinder Morgan Inc./DE, 4.30%, 06/01/25 (Call 03/01/25)(a)	2,337	2,530,270
MPLX LP 4.00%, 02/15/25 (Call 11/15/24)	1,005	1,056,798
4.88%, 06/01/25 (Call 03/01/25)	1,668	1,832,481
5.25%, 01/15/25 (Call 01/15/21)(b)	125	131,203
ONEOK Partners LP, 4.90%, 03/15/25 (Call 12/15/24)	573	630,294
Phillips 66 Partners LP, 3.61%, 02/15/25 (Call 11/15/24)	403	421,103
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25 (Call 07/15/25)	1,441	1,539,550
Sabine Pass Liquefaction LLC, 5.63%, 03/01/25 (Call 12/01/24)	2,645	2,968,245
Spectra Energy Partners LP, 3.50%, 03/15/25 (Call 12/15/24)	722	753,638
Sunoco Logistics Partners Operations LP, 5.95%, 12/01/25 (Call 08/01/25)	604	692,069
TC PipeLines LP, 4.38%, 03/13/25 (Call 12/13/24)	482	513,952
Western Midstream Operating LP, 3.95%, 06/01/25 (Call 03/01/25)	786	771,703
Williams Companies Inc. (The) 3.90%, 01/15/25 (Call 10/15/24)	1,231	1,292,907
4.00%, 09/15/25 (Call 06/15/25)	1,216	1,287,999

		24,115,602

Real Estate — 0.2%
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	431	460,032
CBRE Services Inc., 5.25%, 03/15/25 (Call 12/15/24)	559	631,296

		1,091,328

Real Estate Investment Trusts — 5.7%
Alexandria Real Estate Equities Inc., 3.45%, 04/30/25 (Call 02/28/25)	645	679,378
American Tower Corp. 2.95%, 01/15/25 (Call 12/15/24)	321	329,458
4.00%, 06/01/25 (Call 03/01/25)	1,522	1,636,226
AvalonBay Communities Inc. 3.45%, 06/01/25 (Call 03/03/25)	815	865,147

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.50%, 11/15/25 (Call 08/15/25)	$463	$494,966
Boston Properties LP, 3.20%, 01/15/25 (Call 10/15/24)	1,282	1,333,972
Brixmor Operating Partnership LP, 3.85%, 02/01/25 (Call 11/01/24)	741	779,599
Columbia Property Trust Operating Partnership LP, 4.15%, 04/01/25 (Call 01/01/25)	225	236,237
Corporate Office Properties LP, 5.00%, 07/01/25 (Call 04/01/25)	420	454,096
CubeSmart LP, 4.00%, 11/15/25 (Call 08/15/25)	482	516,053
Digital Realty Trust LP, 4.75%, 10/01/25 (Call 07/01/25)	500	553,955
EPR Properties, 4.50%, 04/01/25 (Call 01/01/25)	461	489,849
Equinix Inc., 5.75%, 01/01/25 (Call 01/01/20)(a)	310	320,357
ERP Operating LP, 3.38%, 06/01/25 (Call 03/01/25)(a)	516	546,501
Essex Portfolio LP, 3.50%, 04/01/25 (Call 01/01/25)	300	315,111
GLP Capital LP/GLP Financing II Inc., 5.25%, 06/01/25 (Call 03/01/25)	1,240	1,362,152
HCP Inc. 3.40%, 02/01/25 (Call 11/01/24)	1,215	1,277,487
4.00%, 06/01/25 (Call 03/01/25)	835	904,923
Host Hotels & Resorts LP, Series E, 4.00%, 06/15/25 (Call 03/15/25)(a)	958	1,019,427
Kilroy Realty LP, 4.38%, 10/01/25 (Call 07/01/25)	220	238,280
Kimco Realty Corp., 3.30%, 02/01/25 (Call 12/01/24)	1,157	1,203,731
Liberty Property LP, 3.75%, 04/01/25 (Call 01/01/25)	125	134,583
Mid-America Apartments LP, 4.00%, 11/15/25 (Call 08/15/25)(a)	456	493,014
National Retail Properties Inc., 4.00%, 11/15/25 (Call 08/15/25)	660	710,563
Office Properties Income Trust, 4.50%, 02/01/25 (Call 11/01/24)	506	527,399
Omega Healthcare Investors Inc., 4.50%, 01/15/25 (Call 10/15/24)	732	778,650
Prologis LP, 3.75%, 11/01/25 (Call 08/01/25)	1,274	1,390,698
Realty Income Corp., 3.88%, 04/15/25 (Call 02/15/25)	509	550,728
Service Properties Trust, 4.50%, 03/15/25 (Call 09/15/24)	585	596,758
Simon Property Group LP, 3.50%, 09/01/25 (Call 06/01/25)	860	917,250
SITE Centers Corp., 3.63%, 02/01/25 (Call 11/01/24)(a)	1,034	1,069,063
UDR Inc., 4.00%, 10/01/25 (Call 07/01/25)	400	433,352
Ventas Realty LP 2.65%, 01/15/25 (Call 12/15/24)	416	421,204
3.50%, 02/01/25 (Call 11/01/24)	1,130	1,187,370
VEREIT Operating Partnership LP, 4.63%, 11/01/25 (Call 09/01/25)	815	894,096
Vornado Realty LP, 3.50%, 01/15/25 (Call 11/15/24)	597	621,895
Welltower Inc., 4.00%, 06/01/25 (Call 03/01/25)	2,139	2,312,302
Weyerhaeuser Co., 8.50%, 01/15/25	25	31,874
WP Carey Inc., 4.00%, 02/01/25 (Call 12/01/24)	155	163,003

		28,790,707

Retail — 2.6%
AutoNation Inc., 4.50%, 10/01/25 (Call 07/01/25)	771	823,752
AutoZone Inc., 3.25%, 04/15/25 (Call 01/15/25)	769	801,321
Dollar General Corp., 4.15%, 11/01/25 (Call 08/01/25)	604	662,014
Dollar Tree Inc., 4.00%, 05/15/25 (Call 03/15/25)(a)	1,183	1,269,679
Home Depot Inc. (The), 3.35%, 09/15/25 (Call 06/15/25)	1,580	1,692,938
Kohl’s Corp., 4.25%, 07/17/25 (Call 04/17/25)(a)	1,132	1,206,780
Lowe’s Companies Inc., 3.38%, 09/15/25 (Call 06/15/25)	1,274	1,349,918
McDonald’s Corp., 3.38%, 05/26/25 (Call 02/26/25)	1,162	1,232,731
QVC Inc., 4.45%, 02/15/25 (Call 11/15/24)	912	953,204
Starbucks Corp., 3.80%, 08/15/25 (Call 06/15/25)(a)	1,243	1,347,524

Security	Par (000)	Value

Retail (continued)
Walmart Inc., 3.55%, 06/26/25 (Call 04/26/25)	$1,930	$2,093,046

		13,432,907

Semiconductors — 2.3%
Analog Devices Inc., 3.90%, 12/15/25 (Call 09/15/25)	1,322	1,428,831
Applied Materials Inc., 3.90%, 10/01/25 (Call 07/01/25)	1,137	1,244,242
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.13%, 01/15/25 (Call 11/15/24)	1,307	1,306,595
Intel Corp., 3.70%, 07/29/25 (Call 04/29/25)	3,536	3,848,370
Lam Research Corp., 3.80%, 03/15/25 (Call 12/15/24)	837	895,138
QUALCOMM Inc., 3.45%, 05/20/25 (Call 02/20/25)(a)	2,782	2,950,283

		11,673,459

Software — 3.2%
Adobe Inc., 3.25%, 02/01/25 (Call 11/01/24)(a)	1,314	1,389,240
Autodesk Inc., 4.38%, 06/15/25 (Call 03/15/25)(a)	734	802,952
Fidelity National Information Services Inc., 5.00%, 10/15/25 (Call 07/15/25)	1,548	1,768,404
Fiserv Inc., 3.85%, 06/01/25 (Call 03/01/25)	1,205	1,299,279
Microsoft Corp. 2.70%, 02/12/25 (Call 11/12/24)	2,872	2,990,929
3.13%, 11/03/25 (Call 08/03/25)	4,335	4,626,009
Oracle Corp., 2.95%, 05/15/25 (Call 02/15/25)	3,429	3,572,195

		16,449,008

Telecommunications — 3.5%
AT&T Inc. 3.40%, 05/15/25 (Call 02/15/25)	6,411	6,720,972
3.60%, 07/15/25 (Call 04/15/25)	2,126	2,246,438
3.95%, 01/15/25 (Call 10/15/24)	1,969	2,106,889
Cisco Systems Inc., 3.50%, 06/15/25	470	508,338
Juniper Networks Inc., 4.35%, 06/15/25 (Call 03/15/25)(a)	192	206,279
Rogers Communications Inc., 3.63%, 12/15/25 (Call 09/15/25)(a)	950	1,014,135
Verizon Communications Inc., 3.38%, 02/15/25	3,209	3,405,840
Vodafone Group PLC, 4.13%, 05/30/25	1,576	1,710,527

		17,919,418

Transportation — 1.5%
Burlington Northern Santa Fe LLC 3.00%, 04/01/25 (Call 01/01/25)	920	964,270
3.65%, 09/01/25 (Call 06/01/25)	955	1,033,874
7.00%, 12/15/25	70	88,766
Canadian Pacific Railway Co., 2.90%, 02/01/25 (Call 11/01/24)	1,233	1,272,172
CSX Corp., 3.35%, 11/01/25 (Call 08/01/25)	847	897,574
FedEx Corp., 3.20%, 02/01/25	987	1,023,874
Norfolk Southern Corp., 3.65%, 08/01/25 (Call 06/01/25)	330	355,090
Union Pacific Corp. 3.25%, 01/15/25 (Call 10/01/24)(a)	326	341,583
3.25%, 08/15/25 (Call 05/15/25)(a)	883	930,285
3.75%, 07/15/25 (Call 05/15/25)	609	658,116

		7,565,604

Trucking & Leasing — 0.0%
GATX Corp., 3.25%, 03/30/25 (Call 12/30/24)(a)	105	107,724

Water — 0.2%
American Water Capital Corp., 3.40%, 03/01/25 (Call 12/01/24)	938	992,198

Total Corporate Bonds & Notes — 98.4% (Cost: $476,174,964)		500,449,182

SCHEDULE OF INVESTMENTS	73

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 5.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(c)(d)(e)	25,230	$25,242,609
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(c)(d)	3,018	3,018,000

		28,260,609

Total Short-Term Investments — 5.6% (Cost: $28,253,605)		28,260,609

Total Investments in Securities — 104.0% (Cost: $504,428,569)		528,709,791

Other Assets, Less Liabilities — (4.0)%		(20,177,406)

Net Assets — 100.0%		$508,532,385

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Par/Shares Held at 10/31/18	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at 10/31/19	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	(000)	(000)		(000)	(000)	10/31/19	Income		Gain (Loss	)(a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	18,138	7,092	(b)	—	25,230	$25,242,609	$57,949	(c)	$1,892		$4,149
BlackRock Cash Funds: Treasury, SL Agency Shares	852	2,166	(b)	—	3,018	3,018,000	48,031		—		—
PNC Bank N.A. 2.95%, 02/23/25(d)	1,000	300		—	1,300	N/A	34,180		—		38,423
3.25%, 06/01/25(d)	850	10		—	860	N/A	25,880		—		45,676
4.20%, 11/01/25(d)	250	250		—	500	N/A	11,433		—		11,028

						$28,260,609	$177,473		$1,892		$99,276

(a)  Includes realized capital gain distributions from an affiliated fund, if any.

(b)  Net of purchases and sales.

(c)  Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)  As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$500,449,182	$—	$500,449,182
Money Market Funds	28,260,609	—	—	28,260,609

	$28,260,609	$500,449,182	$—	$528,709,791

See notes to financial statements.

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.3%
Omnicom Group Inc./Omnicom Capital Inc., 3.60%, 04/15/26 (Call 01/15/26)	$1,091	$1,152,216

Aerospace & Defense — 1.8%
Boeing Co. (The) 2.25%, 06/15/26 (Call 03/15/26)(a)	990	982,605
3.10%, 05/01/26 (Call 03/01/26)	252	263,529
General Dynamics Corp., 2.13%, 08/15/26 (Call 05/15/26)	910	912,175
L3Harris Technologies Inc., 3.85%, 12/15/26 (Call 09/15/26)(b)	545	584,965
Lockheed Martin Corp., 3.55%, 01/15/26 (Call 10/15/25)	2,203	2,379,857
Spirit AeroSystems Inc., 3.85%, 06/15/26 (Call 03/15/26)	225	231,124
United Technologies Corp., 2.65%, 11/01/26 (Call 08/01/26)(a)	1,140	1,175,180

		6,529,435

Agriculture — 1.7%
Altria Group Inc. 2.63%, 09/16/26 (Call 06/16/26)	535	523,166
4.40%, 02/14/26 (Call 12/14/25)	1,500	1,617,210
Archer-Daniels-Midland Co., 2.50%, 08/11/26 (Call 05/11/26)	1,315	1,331,595
BAT Capital Corp., 3.22%, 09/06/26 (Call 07/06/26)	1,020	1,016,073
Bunge Ltd. Finance Corp., 3.25%, 08/15/26 (Call 05/15/26)(a)	664	666,191
Philip Morris International Inc., 2.75%, 02/25/26 (Call 11/25/25)	905	920,539

		6,074,774

Airlines — 0.3%
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 10/01/26	134	141,095
Southwest Airlines Co., 3.00%, 11/15/26 (Call 08/15/26)	360	368,989
United Airlines Pass Through Trust Series 2014-1, Class A, 4.00%, 04/11/26	19	20,031
Series 2014-2, Class A, 3.75%, 09/03/26	619	653,167

		1,183,282

Apparel — 0.3%
NIKE Inc., 2.38%, 11/01/26 (Call 08/01/26)	930	950,906

Auto Manufacturers — 1.6%
American Honda Finance Corp., 2.30%, 09/09/26(a)	650	650,904
Ford Motor Co., 4.35%, 12/08/26 (Call 09/08/26)(a)	1,142	1,149,731
Ford Motor Credit Co. LLC 4.39%, 01/08/26	1,140	1,136,147
4.54%, 08/01/26 (Call 06/01/26)	800	804,784
General Motors Financial Co. Inc. 4.00%, 10/06/26 (Call 07/06/26)	675	687,541
5.25%, 03/01/26 (Call 12/01/25)	1,184	1,284,806

		5,713,913

Auto Parts & Equipment — 0.2%
Aptiv PLC, 4.25%, 01/15/26 (Call 10/15/25)	580	622,682

Banks — 25.5%
Bank of America Corp. 3.50%, 04/19/26	2,221	2,365,121
4.25%, 10/22/26	1,690	1,839,041
4.45%, 03/03/26	2,194	2,399,841
Bank of New York Mellon Corp. (The) 2.45%, 08/17/26 (Call 05/17/26)	805	813,122
2.80%, 05/04/26 (Call 02/04/26)	900	926,595
Bank of Nova Scotia (The), 2.70%, 08/03/26	775	790,089

Security	Par (000)	Value

Banks (continued)
Barclays PLC, 4.38%, 01/12/26	$2,295	$2,471,669
BPCE SA, 3.38%, 12/02/26(a)	400	422,560
Branch Banking & Trust Co., 3.80%, 10/30/26 (Call 09/30/26) .	810	874,112
Citigroup Inc. 3.20%, 10/21/26 (Call 07/21/26)	2,979	3,091,130
3.40%, 05/01/26	1,735	1,821,785
3.70%, 01/12/26	1,940	2,069,747
4.30%, 11/20/26(a)	946	1,027,015
4.60%, 03/09/26	1,265	1,385,757
Citizens Bank N.A./Providence RI, 3.75%, 02/18/26 (Call 11/18/25)	700	750,932
Citizens Financial Group Inc., 2.85%, 07/27/26 (Call 04/27/26)	450	456,971
Cooperatieve Rabobank UA, 3.75%, 07/21/26(a)	1,590	1,662,504
Credit Suisse Group Funding Guernsey Ltd., 4.55%, 04/17/26	1,925	2,129,801
Deutsche Bank AG, 4.10%, 01/13/26	365	370,471
Deutsche Bank AG/New York NY, 4.10%, 01/13/26	415	417,938
Discover Bank 3.45%, 07/27/26 (Call 04/27/26)	1,055	1,094,425
4.25%, 03/13/26	250	270,365
Fifth Third Bank/Cincinnati OH, 3.85%, 03/15/26 (Call 02/15/26)	910	973,190
Goldman Sachs Group Inc. (The) 3.50%, 11/16/26 (Call 11/16/25)	2,618	2,733,035
3.75%, 02/25/26 (Call 11/25/25)	1,698	1,804,278
HSBC Holdings PLC 3.90%, 05/25/26	2,550	2,723,604
4.30%, 03/08/26	2,590	2,818,231
4.38%, 11/23/26	1,345	1,454,685
JPMorgan Chase & Co. 2.95%, 10/01/26 (Call 07/01/26)	2,781	2,868,296
3.20%, 06/15/26 (Call 03/15/26)	1,821	1,903,418
3.30%, 04/01/26 (Call 01/01/26)	2,577	2,711,880
4.13%, 12/15/26	1,418	1,547,733
7.63%, 10/15/26	255	331,643
KeyBank N.A./Cleveland OH, 3.40%, 05/20/26	475	496,784
Lloyds Banking Group PLC, 4.65%, 03/24/26	1,390	1,501,951
Mitsubishi UFJ Financial Group Inc. 2.76%, 09/13/26	1,015	1,026,794
3.85%, 03/01/26	2,928	3,149,445
Mizuho Financial Group Inc., 2.84%, 09/13/26	785	795,880
Morgan Stanley 3.13%, 07/27/26	2,625	2,725,485
3.88%, 01/27/26	2,701	2,916,918
4.35%, 09/08/26	2,010	2,191,362
6.25%, 08/09/26	850	1,035,665
National Australia Bank Ltd./New York 2.50%, 07/12/26	1,155	1,165,857
3.38%, 01/14/26	815	864,951
PNC Financial Services Group Inc. (The), 2.60%, 07/23/26 (Call 05/23/26)	550	559,867
Royal Bank of Canada, 4.65%, 01/27/26(a)	1,602	1,779,662
Royal Bank of Scotland Group PLC, 4.80%, 04/05/26	1,520	1,684,798
Santander Holdings USA Inc., 3.24%, 10/05/26 (Call 08/05/26)(b)	500	501,350
State Street Corp., 2.65%, 05/19/26	775	792,887
Sumitomo Mitsui Financial Group Inc. 2.63%, 07/14/26	2,089	2,095,706
3.01%, 10/19/26	891	912,544

SCHEDULE OF INVESTMENTS	75

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.78%, 03/09/26	$1,406	$1,511,239
SunTrust Bank/Atlanta GA, 3.30%, 05/15/26 (Call 04/15/26)	845	884,056
U.S. Bancorp. 3.10%, 04/27/26 (Call 03/27/26)	765	799,815
Series V, 2.38%, 07/22/26 (Call 06/22/26)	1,434	1,450,993
Wachovia Corp., 7.57%, 08/01/26(c)	200	252,924
Wells Fargo & Co. 3.00%, 04/22/26	3,222	3,313,183
3.00%, 10/23/26	3,298	3,391,234
4.10%, 06/03/26	2,312	2,484,568
Westpac Banking Corp. 2.70%, 08/19/26	962	986,579
2.85%, 05/13/26(a)	1,482	1,533,559

		94,127,040

Beverages — 3.1%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc., 3.65%, 02/01/26 (Call 11/01/25)	2,903	3,110,477
Anheuser-Busch InBev Finance Inc., 3.65%, 02/01/26 (Call 11/01/25)	1,322	1,412,121
Coca-Cola Co. (The) 2.25%, 09/01/26(a)	805	813,300
2.55%, 06/01/26	720	739,742
Constellation Brands Inc., 3.70%, 12/06/26 (Call 09/06/26)	950	1,014,847
Keurig Dr Pepper Inc., 2.55%, 09/15/26 (Call 06/15/26)	610	607,316
Molson Coors Brewing Co., 3.00%, 07/15/26 (Call 04/15/26)	1,810	1,826,978
PepsiCo Inc. 2.38%, 10/06/26 (Call 07/06/26)	1,275	1,298,167
2.85%, 02/24/26 (Call 11/24/25)	465	485,632

		11,308,580

Biotechnology — 1.1%
Amgen Inc., 2.60%, 08/19/26 (Call 05/19/26)	1,212	1,223,005
Gilead Sciences Inc., 3.65%, 03/01/26 (Call 12/01/25)	2,578	2,779,058

		4,002,063

Building Materials — 0.4%
Eagle Materials Inc., 4.50%, 08/01/26 (Call 08/01/21)(a)	175	182,399
Johnson Controls International PLC, 3.90%, 02/14/26 (Call 11/14/25)	530	566,777
Masco Corp., 4.38%, 04/01/26 (Call 01/01/26)	335	363,525
Owens Corning, 3.40%, 08/15/26 (Call 05/15/26)	375	376,935

		1,489,636

Chemicals — 1.0%
Dow Chemical Co. (The), 3.63%, 05/15/26 (Call 03/15/26)(b)	225	236,005
Ecolab Inc., 2.70%, 11/01/26 (Call 08/01/26)	759	781,990
FMC Corp., 3.20%, 10/01/26 (Call 08/01/26)	434	445,154
Nutrien Ltd., 4.00%, 12/15/26 (Call 09/15/26)	365	391,360
Praxair Inc., 3.20%, 01/30/26 (Call 10/30/25)	855	906,693
Sherwin-Williams Co. (The), 3.95%, 01/15/26 (Call 10/15/25)	60	64,230
Westlake Chemical Corp., 3.60%, 08/15/26 (Call 05/15/26)	908	941,360

		3,766,792

Commercial Services — 0.6%
Global Payments Inc., 4.80%, 04/01/26 (Call 01/01/26)	565	634,371
PayPal Holdings Inc., 2.65%, 10/01/26 (Call 08/01/26)	979	991,169
S&P Global Inc., 4.40%, 02/15/26 (Call 11/15/25)	635	711,200

		2,336,740

Computers — 4.9%
Apple Inc. 2.05%, 09/11/26 (Call 07/11/26)	2,025	2,018,257
2.45%, 08/04/26 (Call 05/04/26)	1,893	1,932,753

Security	Par (000)	Value

Computers (continued)
3.25%, 02/23/26 (Call 11/23/25)	$3,059	$3,259,915
Dell International LLC/EMC Corp. 4.90%, 10/01/26 (Call 08/01/26)(b)	1,790	1,941,739
6.02%, 06/15/26 (Call 03/15/26)(a)(b)	3,949	4,509,995
International Business Machines Corp. 3.30%, 05/15/26	2,380	2,518,968
3.45%, 02/19/26(a)	1,720	1,836,719

		18,018,346

Cosmetics & Personal Care — 0.6%
Procter & Gamble Co. (The) 2.45%, 11/03/26	995	1,024,860
2.70%, 02/02/26	452	470,772
Unilever Capital Corp., 2.00%, 07/28/26	675	667,750

		2,163,382

Diversified Financial Services — 2.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 04/03/26 (Call 02/03/26)(a)	565	609,415
Air Lease Corp., 3.75%, 06/01/26 (Call 04/01/26)	25	26,294
Aircastle Ltd., 4.25%, 06/15/26 (Call 04/15/26)	680	707,452
American Express Co., 3.13%, 05/20/26 (Call 04/20/26)	300	315,564
Ameriprise Financial Inc., 2.88%, 09/15/26 (Call 06/15/26)	260	267,288
Brookfield Finance Inc., 4.25%, 06/02/26 (Call 03/02/26)	310	335,110
Capital One Financial Corp., 3.75%, 07/28/26 (Call 06/28/26)	1,408	1,481,484
Charles Schwab Corp. (The), 3.45%, 02/13/26 (Call 11/13/25)	185	196,500
Discover Financial Services, 4.50%, 01/30/26 (Call 11/30/25)	690	755,971
Invesco Finance PLC, 3.75%, 01/15/26(a)	310	330,854
Legg Mason Inc., 4.75%, 03/15/26	525	575,232
Mastercard Inc., 2.95%, 11/21/26 (Call 08/21/26)	750	789,517
Nasdaq Inc., 3.85%, 06/30/26 (Call 03/30/26)	671	721,479
Raymond James Financial Inc., 3.63%, 09/15/26(a)	452	475,160
Synchrony Financial, 3.70%, 08/04/26 (Call 05/04/26)	400	412,264

		7,999,584

Electric — 4.6%
AEP Transmission Co. LLC, 3.10%, 12/01/26 (Call 09/01/26)	400	419,424
Ameren Corp., 3.65%, 02/15/26 (Call 11/15/25)	435	459,129
Baltimore Gas & Electric Co., 2.40%, 08/15/26 (Call 05/15/26)	90	90,212
Black Hills Corp., 3.95%, 01/15/26 (Call 07/15/25)	35	36,985
CenterPoint Energy Houston Electric LLC, Series Z, 2.40%, 09/01/26 (Call 06/01/26)	25	25,065
Cleco Corporate Holdings LLC, 3.74%, 05/01/26 (Call 02/01/26)	680	700,448
CMS Energy Corp., 3.00%, 05/15/26 (Call 02/15/26)	470	483,282
Commonwealth Edison Co., 2.55%, 06/15/26 (Call 03/15/26)	239	243,194
Dominion Energy Inc., Series D, 2.85%, 08/15/26 (Call 05/15/26)	435	442,321
DTE Energy Co., 2.85%, 10/01/26 (Call 07/01/26)	745	756,071
Duke Energy Carolinas LLC, 2.95%, 12/01/26 (Call 09/01/26)	510	533,287
Duke Energy Corp., 2.65%, 09/01/26 (Call 06/01/26)	1,341	1,357,266
Emera U.S. Finance LP, 3.55%, 06/15/26 (Call 03/15/26)	638	671,674
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)(a)	75	77,576
Entergy Arkansas LLC, 3.50%, 04/01/26 (Call 01/01/26)	522	556,332
Entergy Corp., 2.95%, 09/01/26 (Call 06/01/26)(a)	686	701,709
Entergy Louisiana LLC, 2.40%, 10/01/26 (Call 07/01/26)	285	286,285
Exelon Corp., 3.40%, 04/15/26 (Call 01/15/26)	888	933,563
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)	1,005	1,031,914
Georgia Power Co., 3.25%, 04/01/26 (Call 01/01/26)	300	311,436
ITC Holdings Corp., 3.25%, 06/30/26 (Call 03/30/26)	520	536,645

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
NextEra Energy Capital Holdings Inc., 3.25%, 04/01/26 (Call 02/01/26)(a)	$830	$868,861
PPL Capital Funding Inc., 3.10%, 05/15/26 (Call 02/15/26)	490	502,407
Public Service Electric & Gas Co., 2.25%, 09/15/26 (Call 06/15/26)	580	578,422
San Diego Gas & Electric Co., 2.50%, 05/15/26 (Call 02/15/26)	350	350,259
Sierra Pacific Power Co., 2.60%, 05/01/26 (Call 02/01/26)	260	265,112
Southern Co. (The), 3.25%, 07/01/26 (Call 04/01/26)	1,514	1,580,586
Southwestern Electric Power Co., Series K, 2.75%, 10/01/26 (Call 07/01/26)	680	685,726
Virginia Electric & Power Co.
Series A, 3.15%, 01/15/26 (Call 10/15/25)	705	738,671
Series B, 2.95%, 11/15/26 (Call 08/15/26)	415	432,003
Westar Energy Inc., 2.55%, 07/01/26 (Call 04/01/26)	25	25,285
Xcel Energy Inc., 3.35%, 12/01/26 (Call 06/01/26)	365	384,327

		17,065,477

Electrical Components & Equipment — 0.0%
Hubbell Inc., 3.35%, 03/01/26 (Call 12/01/25)	90	91,996

Electronics — 0.8%
Agilent Technologies Inc., 3.05%, 09/22/26 (Call 06/22/26)	205	209,375
Avnet Inc., 4.63%, 04/15/26 (Call 01/15/26)	220	235,488
Fortive Corp., 3.15%, 06/15/26 (Call 03/15/26)(a)	855	881,984
Honeywell International Inc., 2.50%, 11/01/26 (Call 08/01/26)	1,567	1,602,633

		2,929,480

Environmental Control — 0.2%
Republic Services Inc., 2.90%, 07/01/26 (Call 04/01/26)	405	417,057
Waste Management Inc., 3.20%, 06/15/26 (Call 04/15/26)	335	354,359

		771,416

Food — 2.0%
Flowers Foods Inc., 3.50%, 10/01/26 (Call 07/01/26)	125	128,081
Hershey Co. (The), 2.30%, 08/15/26 (Call 05/15/26)	581	588,146
Ingredion Inc., 3.20%, 10/01/26 (Call 07/01/26)	260	264,966
Kellogg Co., 3.25%, 04/01/26(a)	810	842,457
Kraft Heinz Foods Co., 3.00%, 06/01/26 (Call 03/01/26)(a)	1,922	1,915,984
Kroger Co. (The) 2.65%, 10/15/26 (Call 07/15/26)	1,012	1,009,612
3.50%, 02/01/26 (Call 11/01/25)	340	356,031
Mondelez International Inc., 3.63%, 02/13/26 (Call 12/13/25)	475	509,400
Sysco Corp., 3.30%, 07/15/26 (Call 04/15/26)	895	942,113
Tyson Foods Inc., 4.00%, 03/01/26 (Call 01/01/26)	635	694,150

		7,250,940

Forest Products & Paper — 0.2%
International Paper Co., 3.80%, 01/15/26 (Call 10/15/25)	800	854,000

Gas — 0.3%
Southern California Gas Co., Series TT, 2.60%, 06/15/26 (Call 03/15/26)	675	681,358
Southern Co. Gas Capital Corp., 3.25%, 06/15/26 (Call 03/15/26)(a)	270	278,959

		960,317

Hand & Machine Tools — 0.2%
Stanley Black & Decker Inc., 3.40%, 03/01/26 (Call 01/01/26)	580	613,599

Health Care–Products — 1.6%
Abbott Laboratories, 3.75%, 11/30/26 (Call 08/30/26)	1,575	1,729,051
Baxter International Inc., 2.60%, 08/15/26 (Call 05/15/26)	681	688,021
Boston Scientific Corp., 3.75%, 03/01/26 (Call 01/01/26)	1,245	1,343,280
Stryker Corp., 3.50%, 03/15/26 (Call 12/15/25)	997	1,064,547

Security	Par (000)	Value

Health Care – Products (continued)
Thermo Fisher Scientific Inc., 2.95%, 09/19/26 (Call 06/19/26)	$1,047	$1,085,278

		5,910,177

Health Care – Services — 1.0%
HCA Inc., 5.25%, 06/15/26 (Call 12/15/25)	1,555	1,742,393
Quest Diagnostics Inc., 3.45%, 06/01/26 (Call 03/01/26)	620	651,843
UnitedHealth Group Inc., 3.10%, 03/15/26	1,255	1,310,145

		3,704,381

Household Products & Wares — 0.1%
Kimberly-Clark Corp., 2.75%, 02/15/26	350	361,435

Housewares — 0.5%
Newell Brands Inc., 4.20%, 04/01/26 (Call 01/01/26)	1,635	1,711,616

Insurance — 3.7%
Aflac Inc., 2.88%, 10/15/26 (Call 07/15/26)(a)	275	283,121
Allstate Corp. (The), 3.28%, 12/15/26 (Call 09/15/26)	678	723,826
American Financial Group Inc./OH, 3.50%, 08/15/26 (Call 05/15/26)	425	441,031
American International Group Inc., 3.90%, 04/01/26 (Call 01/01/26)	1,562	1,679,853
Arch Capital Finance LLC, 4.01%, 12/15/26 (Call 09/15/26)	525	575,809
Berkshire Hathaway Inc., 3.13%, 03/15/26 (Call 12/15/25)	2,635	2,803,824
Chubb INA Holdings Inc., 3.35%, 05/03/26 (Call 02/03/26)	535	575,457
CNA Financial Corp., 4.50%, 03/01/26 (Call 12/01/25)	555	613,863
Hanover Insurance Group Inc. (The), 4.50%, 04/15/26 (Call 01/15/26)	100	107,973
Lincoln National Corp., 3.63%, 12/12/26 (Call 09/15/26)	490	518,562
Loews Corp., 3.75%, 04/01/26 (Call 01/01/26)	610	657,556
Manulife Financial Corp., 4.15%, 03/04/26	1,150	1,282,606
Marsh & McLennan Companies Inc., 3.75%, 03/14/26 (Call 12/14/25)(a)	840	905,503
Old Republic International Corp., 3.88%, 08/26/26 (Call 07/26/26)	545	578,550
Principal Financial Group Inc., 3.10%, 11/15/26 (Call 08/15/26)	370	384,486
Reinsurance Group of America Inc., 3.95%, 09/15/26 (Call 06/15/26)(a)	275	292,903
Trinity Acquisition PLC, 4.40%, 03/15/26 (Call 12/15/25)	403	436,824
Voya Financial Inc., 3.65%, 06/15/26	665	701,947

		13,563,694

Internet — 1.0%
Alphabet Inc., 2.00%, 08/15/26 (Call 05/15/26)	1,740	1,742,140
Booking Holdings Inc., 3.60%, 06/01/26 (Call 03/01/26)	955	1,028,850
Expedia Group Inc., 5.00%, 02/15/26 (Call 11/15/25)	486	547,226
JD.com Inc., 3.88%, 04/29/26	355	369,772

		3,687,988

Iron & Steel — 0.8%
ArcelorMittal, 4.55%, 03/11/26	935	984,405
Vale Overseas Ltd., 6.25%, 08/10/26	1,710	1,992,338

		2,976,743

Lodging — 0.5%
Hyatt Hotels Corp., 4.85%, 03/15/26 (Call 12/15/25)	480	532,728
Las Vegas Sands Corp., 3.50%, 08/18/26 (Call 06/18/26)	625	637,625
Marriott International Inc./MD, Series R, 3.13%, 06/15/26 (Call 03/15/26)	700	718,683

		1,889,036

Machinery — 0.9%
Caterpillar Financial Services Corp., 2.40%, 08/09/26(a)	325	328,218

SCHEDULE OF INVESTMENTS	77

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
John Deere Capital Corp. 2.25%, 09/14/26	$500	$501,020
2.65%, 06/10/26	315	324,063
Roper Technologies Inc., 3.80%, 12/15/26 (Call 09/15/26)	748	804,339
Wabtec Corp., 3.45%, 11/15/26 (Call 08/15/26)	550	557,051
Xylem Inc./NY, 3.25%, 11/01/26 (Call 08/01/26)	830	861,714

		3,376,405

Manufacturing — 0.7%
3M Co., 2.25%, 09/19/26 (Call 06/19/26)	745	747,429
General Electric Co., 5.55%, 01/05/26	25	28,260
Hillenbrand Inc., 4.50%, 09/15/26 (Call 07/15/26)	300	307,524
Illinois Tool Works Inc., 2.65%, 11/15/26 (Call 08/15/26)	570	590,418
Ingersoll-Rand Luxembourg Finance SA, 3.50%, 03/21/26 (Call 01/21/26)	480	502,488
Textron Inc., 4.00%, 03/15/26 (Call 12/15/25)	410	437,769

		2,613,888

Media — 2.1%
CBS Corp., 4.00%, 01/15/26 (Call 10/15/25)	835	894,510
Comcast Corp., 3.15%, 03/01/26 (Call 12/01/25)(a)	2,383	2,510,157
Discovery Communications LLC, 4.90%, 03/11/26 (Call 12/11/25)	950	1,060,884
Grupo Televisa SAB, 4.63%, 01/30/26 (Call 10/30/25)	425	457,895
TCI Communications Inc., 7.88%, 02/15/26	315	412,993
Thomson Reuters Corp., 3.35%, 05/15/26 (Call 02/15/26)(a)	50	51,708
TWDC Enterprises 18 Corp. 1.85%, 07/30/26	1,672	1,652,153
3.00%, 02/13/26	346	366,075
Walt Disney Co. (The), 3.38%, 11/15/26 (Call 08/15/26)(b)	255	274,380

		7,680,755

Mining — 0.0%
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	25	30,639

Oil & Gas — 5.2%
BP Capital Markets America Inc. 3.12%, 05/04/26 (Call 02/04/26)	1,033	1,081,882
3.41%, 02/11/26 (Call 12/11/25)	960	1,019,126
Chevron Corp., 2.95%, 05/16/26 (Call 02/16/26)	1,933	2,034,714
ConocoPhillips Co., 4.95%, 03/15/26 (Call 12/15/25)(a)	1,251	1,440,289
EOG Resources Inc., 4.15%, 01/15/26 (Call 10/15/25)	692	765,269
Exxon Mobil Corp. 2.28%, 08/16/26 (Call 06/16/26)	125	126,454
3.04%, 03/01/26 (Call 12/01/25)	2,242	2,367,978
HollyFrontier Corp., 5.88%, 04/01/26 (Call 01/01/26)	940	1,053,768
Marathon Petroleum Corp., 5.13%, 12/15/26 (Call 09/15/26)(a)	725	828,864
Newfield Exploration Co., 5.38%, 01/01/26 (Call 10/01/25)	780	842,969
Occidental Petroleum Corp. 3.20%, 08/15/26 (Call 06/15/26)	625	632,150
3.40%, 04/15/26 (Call 01/15/26)	1,350	1,375,704
5.55%, 03/15/26 (Call 12/15/25)	1,240	1,407,226
Pioneer Natural Resources Co., 4.45%, 01/15/26 (Call 10/15/25)	720	791,597
Shell International Finance BV 2.50%, 09/12/26	810	827,504
2.88%, 05/10/26	1,620	1,692,803
Valero Energy Corp., 3.40%, 09/15/26 (Call 06/15/26)	982	1,020,769

		19,309,066

Packaging & Containers — 0.2%
Bemis Co. Inc., 3.10%, 09/15/26 (Call 06/15/26)(b)	50	49,152

Security	Par (000)	Value

Packaging & Containers (continued)
WRKCo Inc., 4.65%, 03/15/26 (Call 01/15/26)	$675	$745,483

		794,635

Pharmaceuticals — 4.5%
AbbVie Inc., 3.20%, 05/14/26 (Call 02/14/26)	1,787	1,830,871
Bristol-Myers Squibb Co., 3.20%, 06/15/26 (Call 04/15/26)(b)	1,640	1,733,398
Cigna Corp., 4.50%, 02/25/26 (Call 11/27/25)(b)	1,141	1,256,561
CVS Health Corp. 2.88%, 06/01/26 (Call 03/01/26)	1,355	1,362,371
3.00%, 08/15/26 (Call 06/15/26)	380	385,924
Johnson & Johnson, 2.45%, 03/01/26 (Call 12/01/25)	1,721	1,764,627
Mylan NV, 3.95%, 06/15/26 (Call 03/15/26)	2,195	2,279,990
Perrigo Finance Unlimited Co., 4.38%, 03/15/26 (Call 12/15/25)	655	678,312
Pfizer Inc. 2.75%, 06/03/26	1,050	1,089,669
3.00%, 12/15/26	1,333	1,412,953
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)	2,646	2,731,122

		16,525,798

Pipelines — 3.1%
Boardwalk Pipelines LP, 5.95%, 06/01/26 (Call 03/01/26)	435	488,013
Enbridge Inc., 4.25%, 12/01/26 (Call 09/01/26)	779	851,681
Energy Transfer Operating LP, 4.75%, 01/15/26 (Call 10/15/25)	830	899,961
Enterprise Products Operating LLC, 3.70%, 02/15/26 (Call 11/15/25)	975	1,038,209
EQM Midstream Partners LP, 4.13%, 12/01/26 (Call 09/01/26)	400	364,184
Magellan Midstream Partners LP, 5.00%, 03/01/26 (Call 12/01/25)	200	226,228
Phillips 66 Partners LP, 3.55%, 10/01/26 (Call 07/01/26)	340	351,536
Plains All American Pipeline LP/PAA Finance Corp., 4.50%, 12/15/26 (Call 09/15/26)	505	533,341
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26 (Call 12/31/25)	1,561	1,792,902
Spectra Energy Partners LP, 3.38%, 10/15/26 (Call 07/15/26) .	801	830,004
Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26 (Call 04/15/26)	450	469,170
TransCanada PipeLines Ltd., 4.88%, 01/15/26 (Call 10/15/25)	965	1,082,431
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)	940	1,191,375
Valero Energy Partners LP, 4.38%, 12/15/26 (Call 09/15/26)	725	789,619
Western Midstream Operating LP, 4.65%, 07/01/26 (Call 04/01/26)	568	566,421

		11,475,075

Real Estate — 0.1%
CBRE Services Inc., 4.88%, 03/01/26 (Call 12/01/25)(a)	335	373,723

Real Estate Investment Trusts — 6.5%
Alexandria Real Estate Equities Inc. 3.80%, 04/15/26 (Call 02/15/26)	640	688,160
4.30%, 01/15/26 (Call 10/15/25)(a)	150	164,633
American Campus Communities Operating Partnership LP, 3.30%, 07/15/26 (Call 05/15/26)	407	420,557
American Tower Corp. 3.38%, 10/15/26 (Call 07/15/26)	975	1,016,018
4.40%, 02/15/26 (Call 11/15/25)	726	796,749

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
AvalonBay Communities Inc. 2.90%, 10/15/26 (Call 07/15/26)	$430	$444,289
2.95%, 05/11/26 (Call 02/11/26)	670	694,301
Boston Properties LP 2.75%, 10/01/26 (Call 07/01/26)	990	1,003,959
3.65%, 02/01/26 (Call 11/03/25)(a)	875	932,164
Brixmor Operating Partnership LP, 4.13%, 06/15/26 (Call 03/15/26)(a)	750	804,757
Columbia Property Trust Operating Partnership LP, 3.65%, 08/15/26 (Call 05/15/26)	240	245,220
Crown Castle International Corp. 3.70%, 06/15/26 (Call 03/15/26)	870	923,331
4.45%, 02/15/26 (Call 11/15/25)	699	768,690
CubeSmart LP, 3.13%, 09/01/26 (Call 06/01/26)(a)	415	423,640
Duke Realty LP, 3.25%, 06/30/26 (Call 03/30/26)	300	312,891
EPR Properties, 4.75%, 12/15/26 (Call 09/15/26)(a)	490	532,811
Equinix Inc., 5.88%, 01/15/26 (Call 01/15/21)	1,050	1,117,084
ERP Operating LP, 2.85%, 11/01/26 (Call 08/01/26)	790	813,676
Essex Portfolio LP, 3.38%, 04/15/26 (Call 01/15/26)	400	419,424
GLP Capital LP/GLP Financing II Inc., 5.38%, 04/15/26 (Call 01/15/26)	975	1,074,099
HCP Inc., 3.25%, 07/15/26 (Call 05/15/26)	590	615,783
Healthcare Trust of America Holdings LP, 3.50%, 08/01/26 (Call 05/01/26)	270	279,353
Host Hotels & Resorts LP, Series F, 4.50%, 02/01/26 (Call 11/01/25)	175	190,460
Kimco Realty Corp., 2.80%, 10/01/26 (Call 07/01/26)(a)	740	746,860
Kite Realty Group LP, 4.00%, 10/01/26 (Call 07/01/26)	250	248,345
Liberty Property LP, 3.25%, 10/01/26 (Call 07/01/26)	115	121,066
Lifestorage LP/CA, 3.50%, 07/01/26 (Call 04/01/26)(a)	503	519,488
National Retail Properties Inc., 3.60%, 12/15/26 (Call 09/15/26)	575	606,044
Omega Healthcare Investors Inc., 5.25%, 01/15/26 (Call 10/15/25)	625	692,719
Realty Income Corp., 4.13%, 10/15/26 (Call 07/15/26)	590	650,050
Sabra Health Care LP, 5.13%, 08/15/26 (Call 05/15/26)	310	335,814
Service Properties Trust 4.75%, 10/01/26 (Call 08/01/26)	225	231,019
5.25%, 02/15/26 (Call 08/15/25)(a)	340	357,340
Simon Property Group LP 3.25%, 11/30/26 (Call 08/30/26)	632	666,381
3.30%, 01/15/26 (Call 10/15/25)	926	978,550
SITE Centers Corp., 4.25%, 02/01/26 (Call 11/01/25)	175	185,883
Tanger Properties LP, 3.13%, 09/01/26 (Call 06/01/26)(a)	170	168,003
UDR Inc., 2.95%, 09/01/26 (Call 06/01/26)	400	409,004
Ventas Realty LP 3.25%, 10/15/26 (Call 07/15/26)	677	700,438
4.13%, 01/15/26 (Call 10/15/25)	286	310,590
VEREIT Operating Partnership LP, 4.88%, 06/01/26 (Call 03/01/26)(a)	520	578,750
Welltower Inc., 4.25%, 04/01/26 (Call 01/01/26)	639	697,884
WP Carey Inc., 4.25%, 10/01/26 (Call 07/01/26)	175	188,874

		24,075,151

Retail — 3.2%
AutoZone Inc., 3.13%, 04/21/26 (Call 01/21/26)(a)	410	424,908
Home Depot Inc. (The) 2.13%, 09/15/26 (Call 06/15/26)	1,030	1,031,061
3.00%, 04/01/26 (Call 01/01/26)	1,235	1,300,529
Lowe’s Companies Inc., 2.50%, 04/15/26 (Call 01/15/26)	1,494	1,500,081
McDonald’s Corp., 3.70%, 01/30/26 (Call 10/30/25)	1,864	2,013,213

Security	Par (000)	Value

Retail (continued)
O’Reilly Automotive Inc., 3.55%, 03/15/26 (Call 12/15/25)	$225	$238,311
Starbucks Corp., 2.45%, 06/15/26 (Call 03/15/26)	610	615,191
Target Corp., 2.50%, 04/15/26	905	928,666
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)	922	924,895
Walgreens Boots Alliance Inc., 3.45%, 06/01/26 (Call 03/01/26)	1,715	1,776,946
Walmart Inc., 3.05%, 07/08/26 (Call 05/08/26)(a)	1,110	1,180,540

		11,934,341

Semiconductors — 2.3%
Analog Devices Inc., 3.50%, 12/05/26 (Call 09/05/26)	1,020	1,073,224
Broadcom Inc., 4.25%, 04/15/26 (Call 02/15/26)(b)	2,170	2,264,634
Intel Corp., 2.60%, 05/19/26 (Call 02/19/26)(a)	985	1,014,284
Lam Research Corp., 3.75%, 03/15/26 (Call 01/15/26)	875	943,285
Micron Technology Inc., 4.98%, 02/06/26 (Call 12/06/25)	595	644,611
NVIDIA Corp., 3.20%, 09/16/26 (Call 06/16/26)	995	1,048,839
NXP BV/NXP Funding LLC, 5.35%, 03/01/26 (Call 01/01/26)(b)	560	630,638
NXP BV/NXP Funding LLC/NXP USA Inc., 3.88%, 06/18/26 (Call 04/18/26)(b)	870	913,352

		8,532,867

Software — 3.0%
Activision Blizzard Inc., 3.40%, 09/15/26 (Call 06/15/26)(a)	850	893,852
Broadridge Financial Solutions Inc., 3.40%, 06/27/26 (Call 03/27/26)(a)	270	283,233
Electronic Arts Inc., 4.80%, 03/01/26 (Call 12/01/25)	160	182,722
Fidelity National Information Services Inc., 3.00%, 08/15/26 (Call 05/15/26)	1,365	1,412,693
Fiserv Inc., 3.20%, 07/01/26 (Call 05/01/26)	1,790	1,869,279
Microsoft Corp., 2.40%, 08/08/26 (Call 05/08/26)	3,565	3,655,123
Oracle Corp., 2.65%, 07/15/26 (Call 04/15/26)	2,743	2,814,345

		11,111,247

Telecommunications — 2.4%
AT&T Inc. 2.95%, 07/15/26 (Call 04/15/26)	715	729,379
3.88%, 01/15/26 (Call 10/15/25)	732	781,095
4.13%, 02/17/26 (Call 11/17/25)	2,033	2,205,703
Cisco Systems Inc. 2.50%, 09/20/26 (Call 06/20/26)(a)	955	983,526
2.95%, 02/28/26	1,389	1,466,229
Rogers Communications Inc., 2.90%, 11/15/26 (Call 08/15/26)(a)	590	604,431
Verizon Communications Inc., 2.63%, 08/15/26	2,007	2,046,257

		8,816,620

Transportation — 1.3%
Canadian National Railway Co., 2.75%, 03/01/26 (Call 12/01/25)(a)	255	263,236
CSX Corp., 2.60%, 11/01/26 (Call 08/01/26)	685	696,549
FedEx Corp., 3.25%, 04/01/26 (Call 01/01/26)(a)	802	830,559
JB Hunt Transport Services Inc., 3.88%, 03/01/26 (Call 01/01/26)(a)	740	795,359
Norfolk Southern Corp., 2.90%, 06/15/26 (Call 03/15/26)	887	917,247
Union Pacific Corp., 2.75%, 03/01/26 (Call 12/01/25)	840	860,345
United Parcel Service Inc., 2.40%, 11/15/26 (Call 08/15/26)(a)	250	252,353

		4,615,648

Trucking & Leasing — 0.1%
GATX Corp., 3.25%, 09/15/26 (Call 06/15/26)	469	476,368

Total Corporate Bonds & Notes — 98.7% (Cost: $344,434,737)		363,523,892

SCHEDULE OF INVESTMENTS	79

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

	Shares
Security	(000)	Value

Short-Term Investments

Money Market Funds — 6.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(d)(e)(f)	21,898	$21,908,639
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(d)(e)	963	963,000

		22,871,639

Total Short-Term Investments — 6.2% (Cost: $22,865,194)		22,871,639

Total Investments in Securities — 104.9% (Cost: $367,299,931)		386,395,531

Other Assets, Less Liabilities — (4.9)%		(17,930,990)

Net Assets — 100.0%		$368,464,541

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	9,067	12,831	21,898	$21,908,639	$50,462	(b)	$1,014		$5,380
BlackRock Cash Funds: Treasury, SL Agency Shares	1,582	(619)	963	963,000	28,150		—		—

				$22,871,639	$78,612		$1,014		$5,380

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$363,523,892	$—	$363,523,892
Money Market Funds	22,871,639	—	—	22,871,639

	$22,871,639	$363,523,892	$—	$386,395,531

See notes to financial statements.

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 2.5%
Boeing Co. (The) 2.70%, 02/01/27 (Call 12/01/26)	$500	$507,940
2.80%, 03/01/27 (Call 12/01/26)	880	898,190
Embraer Netherlands Finance BV, 5.40%, 02/01/27	565	640,303
General Dynamics Corp., 2.63%, 11/15/27 (Call 08/15/27)(a)	520	536,666
Northrop Grumman Corp., 3.20%, 02/01/27 (Call 11/01/26)	810	848,758
Raytheon Co., 7.20%, 08/15/27	110	145,947
Rockwell Collins Inc., 3.50%, 03/15/27 (Call 12/15/26)	1,290	1,379,887
United Technologies Corp., 3.13%, 05/04/27 (Call 02/04/27)	1,277	1,346,137

		6,303,828

Agriculture — 1.8%
BAT Capital Corp., 3.56%, 08/15/27 (Call 05/15/27)	3,225	3,252,252
Bunge Ltd. Finance Corp., 3.75%, 09/25/27 (Call 06/25/27)	660	681,496
Philip Morris International Inc., 3.13%, 08/17/27 (Call 05/17/27)	655	678,547

		4,612,295

Airlines — 0.8%
American Airlines Pass Through Trust
Series 2015-1, Class A, 3.38%, 05/01/27	762	790,662
Series 2015-2, Class AA, 3.60%, 09/22/27(a)	188	197,103
Latam Airlines Pass Through Trust, Series 2015-1, Class A, 4.20%, 11/15/27	478	493,579
Southwest Airlines Co., 3.45%, 11/16/27 (Call 08/16/27)	495	521,760

		2,003,104

Apparel — 0.2%
Tapestry Inc., 4.13%, 07/15/27 (Call 04/15/27)	540	551,129

Auto Manufacturers — 1.3%
Ford Motor Credit Co. LLC, 3.82%, 11/02/27 (Call 08/02/27)	710	675,146
General Motors Co., 4.20%, 10/01/27 (Call 07/01/27)	730	745,600
General Motors Financial Co. Inc., 4.35%, 01/17/27 (Call 10/17/26)	1,095	1,130,183
Toyota Motor Credit Corp., 3.20%, 01/11/27(a)	650	696,449

		3,247,378

Auto Parts & Equipment — 0.3%
Lear Corp., 3.80%, 09/15/27 (Call 06/15/27)	621	628,328

Banks — 15.6%
Banco Santander SA, 4.25%, 04/11/27	1,045	1,129,697
Bank of America Corp. 3.25%, 10/21/27 (Call 10/21/26)	2,240	2,330,048
Series L, 4.18%, 11/25/27 (Call 11/25/26)	1,650	1,786,719
Bank of New York Mellon Corp. (The), 3.25%, 05/16/27 (Call 02/16/27)	720	765,482
Citigroup Inc., 4.45%, 09/29/27	3,510	3,861,702
Goldman Sachs Group Inc. (The) 3.85%, 01/26/27 (Call 01/26/26)	2,915	3,102,289
5.95%, 01/15/27	581	693,418
ING Groep NV, 3.95%, 03/29/27	1,175	1,267,273
JPMorgan Chase & Co. 3.63%, 12/01/27 (Call 12/01/26)	1,080	1,137,802
4.25%, 10/01/27	1,275	1,403,456
8.00%, 04/29/27	345	460,854
Lloyds Banking Group PLC, 3.75%, 01/11/27	1,200	1,267,944
Manufacturers & Traders Trust Co., 3.40%, 08/17/27	490	527,015
Mitsubishi UFJ Financial Group Inc. 3.29%, 07/25/27	1,115	1,167,026
3.68%, 02/22/27(a)	884	946,278

Security	Par (000)	Value

Banks (continued)
Mizuho Financial Group Inc. 3.17%, 09/11/27	$955	$989,963
3.66%, 02/28/27	800	854,176
Morgan Stanley 3.63%, 01/20/27	2,395	2,552,304
3.95%, 04/23/27(a)	1,700	1,813,407
PNC Bank N.A., 3.10%, 10/25/27 (Call 09/25/27)	610	642,159
PNC Financial Services Group Inc. (The), 3.15%, 05/19/27 (Call 04/19/27)	895	945,075
Santander Holdings USA Inc., 4.40%, 07/13/27 (Call 04/14/27)	995	1,068,302
Sumitomo Mitsui Financial Group Inc. 3.35%, 10/18/27	835	878,453
3.36%, 07/12/27	1,538	1,618,099
3.45%, 01/11/27	925	974,543
U.S. Bancorp., Series X, 3.15%, 04/27/27 (Call 03/27/27)	1,310	1,387,146
Wells Fargo & Co., 4.30%, 07/22/27	2,295	2,517,913
Westpac Banking Corp., 3.35%, 03/08/27	850	908,862

		38,997,405

Beverages — 1.2%
Coca-Cola Co. (The), 2.90%, 05/25/27(a)	365	384,177
Constellation Brands Inc., 3.50%, 05/09/27 (Call 02/09/27)	635	669,639
Keurig Dr Pepper Inc., 3.43%, 06/15/27 (Call 03/15/27)(a)	520	543,312
PepsiCo Inc., 3.00%, 10/15/27 (Call 07/15/27)(a)	1,302	1,385,159

		2,982,287

Biotechnology — 1.2%
Amgen Inc., 3.20%, 11/02/27 (Call 08/02/27)(a)	914	958,448
Celgene Corp., 3.45%, 11/15/27 (Call 08/15/27)	670	712,304
Gilead Sciences Inc., 2.95%, 03/01/27 (Call 12/01/26)	1,150	1,196,299

		2,867,051

Building Materials — 0.4%
Martin Marietta Materials Inc. 3.45%, 06/01/27 (Call 03/01/27)	25	25,834
3.50%, 12/15/27 (Call 09/15/27)	395	412,170
Masco Corp., 3.50%, 11/15/27 (Call 08/15/27)	280	288,299
Vulcan Materials Co., 3.90%, 04/01/27 (Call 01/01/27)	185	195,734

		922,037

Chemicals — 1.7%
Ecolab Inc., 3.25%, 12/01/27 (Call 09/01/27)	350	373,971
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)	935	974,102
Mosaic Co. (The), 4.05%, 11/15/27 (Call 08/15/27)(a)	685	724,634
RPM International Inc., 3.75%, 03/15/27 (Call 12/15/26)	465	483,907
Sherwin-Williams Co. (The), 3.45%, 06/01/27 (Call 03/01/27)	1,610	1,700,160

		4,256,774

Commercial Services — 0.5%
Cintas Corp. No. 2, 3.70%, 04/01/27 (Call 01/01/27)	711	777,052
S&P Global Inc., 2.95%, 01/22/27 (Call 10/22/26)	355	368,685

		1,145,737

Computers — 3.7%
Apple Inc. 2.90%, 09/12/27 (Call 06/12/27)	2,115	2,214,278
3.00%, 06/20/27 (Call 03/20/27)(a)	656	691,457
3.00%, 11/13/27 (Call 08/13/27)	1,160	1,225,505
3.20%, 05/11/27 (Call 02/11/27)	1,430	1,523,679
3.35%, 02/09/27 (Call 11/09/26)	1,584	1,701,470
DXC Technology Co., 4.75%, 04/15/27 (Call 01/15/27)(a)	570	600,923

SCHEDULE OF INVESTMENTS	81

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
International Business Machines Corp. 3.30%, 01/27/27	$475	$504,578
6.22%, 08/01/27(a)	200	251,020
Seagate HDD Cayman, 4.88%, 06/01/27 (Call 03/01/27)	575	606,717

		9,319,627

Cosmetics & Personal Care — 0.7%
Estee Lauder Companies Inc. (The), 3.15%, 03/15/27 (Call 12/15/26)(a)	284	299,813
Procter & Gamble Co. (The), 2.85%, 08/11/27(a)	680	721,670
Unilever Capital Corp., 2.90%, 05/05/27 (Call 02/05/27)	700	733,908

		1,755,391

Diversified Financial Services — 5.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 07/21/27 (Call 04/21/27)	854	876,016
Air Lease Corp. 3.63%, 04/01/27 (Call 01/01/27)(a)	615	641,802
3.63%, 12/01/27 (Call 09/01/27)	345	357,341
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)	1,610	1,730,524
Capital One Financial Corp., 3.75%, 03/09/27 (Call 02/09/27)(a)	1,215	1,289,309
Cboe Global Markets Inc., 3.65%, 01/12/27 (Call 10/12/26)	775	833,373
Charles Schwab Corp. (The), 3.20%, 03/02/27 (Call 12/02/26)	715	750,929
Discover Financial Services, 4.10%, 02/09/27 (Call 11/09/26) .	1,055	1,131,762
E*TRADE Financial Corp., 3.80%, 08/24/27 (Call 05/24/27)	395	411,495
Eaton Vance Corp., 3.50%, 04/06/27 (Call 01/06/27)	280	297,184
Intercontinental Exchange Inc., 3.10%, 09/15/27 (Call 06/15/27)	475	498,113
Jefferies Group LLC, 6.45%, 06/08/27	225	263,203
Jefferies Group LLC/Jefferies Group Capital Finance Inc., 4.85%, 01/15/27	770	824,493
Lazard Group LLC, 3.63%, 03/01/27 (Call 12/01/26)	330	340,814
ORIX Corp., 3.70%, 07/18/27(a)	185	197,336
Synchrony Financial, 3.95%, 12/01/27 (Call 09/01/27)(a)	880	915,966
TD Ameritrade Holding Corp., 3.30%, 04/01/27 (Call 01/01/27)(a)	970	1,020,401
Visa Inc., 2.75%, 09/15/27 (Call 06/15/27)(a)	680	715,326

		13,095,387

Electric — 5.4%
American Electric Power Co. Inc., 3.20%, 11/13/27 (Call 08/13/27)	380	398,966
Appalachian Power Co., Series X, 3.30%, 06/01/27 (Call 03/01/27)	390	409,629
Black Hills Corp., 3.15%, 01/15/27 (Call 07/15/26)	293	296,469
CenterPoint Energy Houston Electric LLC, Series AA, 3.00%, 02/01/27 (Call 11/01/26)	515	534,333
CMS Energy Corp., 3.45%, 08/15/27 (Call 05/15/27)	500	530,125
Commonwealth Edison Co., Series 122, 2.95%, 08/15/27 (Call 05/15/27)	350	364,084
Connecticut Light & Power Co. (The), Series A, 3.20%, 03/15/27 (Call 12/15/26)	335	354,969
Consolidated Edison Co. of New York Inc., Series B, 3.13%, 11/15/27 (Call 08/15/27)	400	420,404
DTE Energy Co., 3.80%, 03/15/27 (Call 12/15/26)	445	476,359
Duke Energy Corp., 3.15%, 08/15/27 (Call 05/15/27)	670	698,696
Duke Energy Florida LLC, 3.20%, 01/15/27 (Call 10/15/26)	465	489,808
Edison International, 5.75%, 06/15/27 (Call 04/15/27)	620	673,134
Entergy Louisiana LLC, 3.12%, 09/01/27 (Call 06/01/27)	370	387,727

Security	Par (000)	Value

Electric (continued)
FirstEnergy Corp., Series B, 3.90%, 07/15/27 (Call 04/15/27)	$1,320	$1,420,478
Georgia Power Co., 3.25%, 03/30/27 (Call 12/30/26)	310	322,282
Gulf Power Co., Series A, 3.30%, 05/30/27 (Call 02/28/27)	305	323,876
ITC Holdings Corp., 3.35%, 11/15/27 (Call 08/15/27)	470	494,783
MidAmerican Energy Co., 3.10%, 05/01/27 (Call 02/01/27)	310	327,019
National Rural Utilities Cooperative Finance Corp., 3.05%, 04/25/27 (Call 01/25/27)	250	261,093
NextEra Energy Capital Holdings Inc., 3.55%, 05/01/27 (Call 02/01/27)	1,235	1,314,645
NSTAR Electric Co., 3.20%, 05/15/27 (Call 02/15/27)	585	615,882
Public Service Electric & Gas Co., 3.00%, 05/15/27 (Call 02/15/27)	305	317,911
Sempra Energy, 3.25%, 06/15/27 (Call 03/15/27)	585	601,585
Union Electric Co., 2.95%, 06/15/27 (Call 03/15/27)	232	241,315
Virginia Electric & Power Co., Series A, 3.50%, 03/15/27 (Call 12/15/26)	900	968,085
Westar Energy Inc., 3.10%, 04/01/27 (Call 01/01/27)	250	261,120
Wisconsin Power & Light Co., 3.05%, 10/15/27 (Call 07/15/27)	100	104,341

		13,609,118

Electrical Components & Equipment — 0.0%
Hubbell Inc., 3.15%, 08/15/27 (Call 05/15/27)(a)	25	25,258

Electronics — 0.7%
Allegion U.S. Holding Co. Inc., 3.55%, 10/01/27 (Call 07/01/27)	255	263,691
Keysight Technologies Inc., 4.60%, 04/06/27 (Call 01/06/27)	450	501,147
Tech Data Corp., 4.95%, 02/15/27 (Call 11/16/26)	532	566,186
Tyco Electronics Group SA, 3.13%, 08/15/27 (Call 05/15/27)	400	412,000

		1,743,024

Environmental Control — 0.8%
Republic Services Inc., 3.38%, 11/15/27 (Call 08/15/27)	900	961,074
Waste Management Inc., 3.15%, 11/15/27 (Call 08/15/27)	890	939,439

		1,900,513

Food — 2.1%
General Mills Inc., 3.20%, 02/10/27 (Call 11/10/26)	660	696,412
JM Smucker Co. (The), 3.38%, 12/15/27 (Call 09/15/27)	525	551,896
Kellogg Co., 3.40%, 11/15/27 (Call 08/15/27)	670	704,183
Kroger Co. (The), 3.70%, 08/01/27 (Call 05/01/27)	690	732,890
McCormick & Co. Inc./MD, 3.40%, 08/15/27 (Call 05/15/27)	600	631,368
Sysco Corp., 3.25%, 07/15/27 (Call 04/15/27)	747	785,665
Tyson Foods Inc., 3.55%, 06/02/27 (Call 03/02/27)(a)	1,035	1,107,233

		5,209,647

Forest Products & Paper — 0.8%
Celulosa Arauco y Constitucion SA, 3.88%, 11/02/27 (Call 08/02/27)	425	429,195
Fibria Overseas Finance Ltd., 5.50%, 01/17/27(a)	500	545,060
International Paper Co., 3.00%, 02/15/27 (Call 11/15/26)(a)	1,010	1,032,381

		2,006,636

Gas — 0.8%
Atmos Energy Corp., 3.00%, 06/15/27 (Call 03/15/27)(a)	400	417,608
National Fuel Gas Co., 3.95%, 09/15/27 (Call 06/15/27)	410	420,513
NiSource Inc., 3.49%, 05/15/27 (Call 02/15/27)	1,125	1,183,511

		2,021,632

Health Care – Products — 1.1%
Becton Dickinson and Co., 3.70%, 06/06/27 (Call 03/06/27)	1,317	1,415,393
Medtronic Global Holdings SCA, 3.35%, 04/01/27 (Call 01/01/27)	360	387,418

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Products (continued)
Thermo Fisher Scientific Inc., 3.20%, 08/15/27 (Call 05/15/27)	$776	$815,832

		2,618,643

Health Care – Services — 2.6%
Anthem Inc., 3.65%, 12/01/27 (Call 09/01/27)(a)	1,465	1,548,622
HCA Inc., 4.50%, 02/15/27 (Call 08/15/26)	1,155	1,248,255
Humana Inc., 3.95%, 03/15/27 (Call 12/15/26)	700	751,590
Kaiser Foundation Hospitals, 3.15%, 05/01/27 (Call 02/01/27)	100	105,659
Laboratory Corp. of America Holdings, 3.60%, 09/01/27 (Call 06/01/27)	400	425,096
UnitedHealth Group Inc. 2.95%, 10/15/27	909	942,324
3.38%, 04/15/27	720	765,410
3.45%, 01/15/27	670	716,103

		6,503,059

Home Furnishings — 0.1%
Leggett & Platt Inc., 3.50%, 11/15/27 (Call 08/15/27)(a)	350	358,491

Household Products & Wares — 0.4%
Church & Dwight Co. Inc., 3.15%, 08/01/27 (Call 05/01/27)(a)	400	415,364
Clorox Co. (The), 3.10%, 10/01/27 (Call 07/01/27)	525	550,079

		965,443

Insurance — 1.8%
American Equity Investment Life Holding Co., 5.00%, 06/15/27 (Call 03/15/27)(a)	400	423,864
Aon Corp., 8.21%, 01/01/27(a)	350	445,959
AXIS Specialty Finance PLC, 4.00%, 12/06/27 (Call 09/06/27)	348	371,754
Brighthouse Financial Inc., 3.70%, 06/22/27 (Call 03/22/27)(a)	1,340	1,315,867
CNA Financial Corp., 3.45%, 08/15/27 (Call 05/10/27)	355	371,319
Markel Corp., 3.50%, 11/01/27 (Call 08/01/27)	280	290,002
Mercury General Corp., 4.40%, 03/15/27 (Call 12/15/26)	381	402,908
Progressive Corp. (The), 2.45%, 01/15/27(a)	650	655,817
RenaissanceRe Finance Inc., 3.45%, 07/01/27 (Call 04/01/27)(a)	225	236,050

		4,513,540

Internet — 2.8%
Alibaba Group Holding Ltd., 3.40%, 12/06/27 (Call 09/06/27)	2,115	2,195,772
Amazon.com Inc., 3.15%, 08/22/27 (Call 05/22/27)	3,025	3,229,309
Baidu Inc., 3.63%, 07/06/27	660	685,205
eBay Inc., 3.60%, 06/05/27 (Call 03/05/27)	940	980,006

		7,090,292

Leisure Time — 0.1%
Royal Caribbean Cruises Ltd., 7.50%, 10/15/27	255	326,239

Machinery — 0.4%
CNH Industrial NV, 3.85%, 11/15/27 (Call 08/15/27)(a)	425	442,727
John Deere Capital Corp., 2.80%, 09/08/27	590	609,558

		1,052,285

Manufacturing — 1.4%
3M Co., 2.88%, 10/15/27 (Call 07/15/27)(a)	825	862,125
Carlisle Companies Inc., 3.75%, 12/01/27 (Call 09/01/27)	425	448,792
Eaton Corp., 3.10%, 09/15/27 (Call 06/15/27)	790	825,826
Hexcel Corp., 3.95%, 02/15/27 (Call 11/15/26)	325	341,757
Parker-Hannifin Corp., 3.25%, 03/01/27 (Call 12/01/26)	780	818,883
Textron Inc., 3.65%, 03/15/27 (Call 12/15/26)	240	250,980

		3,548,363

Media — 1.6%
CBS Corp., 2.90%, 01/15/27 (Call 10/15/26)	780	778,627

Security	Par (000)	Value

Media (continued)
Comcast Corp. 2.35%, 01/15/27 (Call 10/15/26)	$1,456	$1,459,189
3.30%, 02/01/27 (Call 11/01/26)	910	965,692
TWDC Enterprises 18 Corp., 2.95%, 06/15/27(a)	680	719,800

		3,923,308

Mining — 0.2%
Kinross Gold Corp., 4.50%, 07/15/27 (Call 04/15/27)(a)	365	386,050

Oil & Gas — 4.1%
BP Capital Markets America Inc. 3.02%, 01/16/27 (Call 10/16/26)	1,070	1,110,863
3.59%, 04/14/27 (Call 01/14/27)	1,010	1,082,942
BP Capital Markets PLC, 3.28%, 09/19/27 (Call 06/19/27)	645	680,991
Canadian Natural Resources Ltd., 3.85%, 06/01/27 (Call 03/01/27)	1,085	1,147,919
Cenovus Energy Inc., 4.25%, 04/15/27 (Call 01/15/27)(a)	900	945,027
Cimarex Energy Co., 3.90%, 05/15/27 (Call 02/15/27)	721	733,668
Concho Resources Inc., 3.75%, 10/01/27 (Call 07/01/27)	815	847,079
Eni USA Inc., 7.30%, 11/15/27	175	225,251
EQT Corp., 3.90%, 10/01/27 (Call 07/01/27)(a)	1,055	939,129
Hess Corp., 4.30%, 04/01/27 (Call 01/01/27)	1,010	1,061,500
Marathon Oil Corp., 4.40%, 07/15/27 (Call 04/15/27)	905	972,043
Occidental Petroleum Corp., 3.00%, 02/15/27 (Call 11/15/26)	595	590,668

		10,337,080

Oil & Gas Services — 0.6%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 3.34%, 12/15/27 (Call 09/15/27)(a)	1,350	1,389,744

Packaging & Containers — 0.4%
Packaging Corp. of America, 3.40%, 12/15/27 (Call 09/15/27)(a)	345	360,936
WRKCo Inc., 3.38%, 09/15/27 (Call 06/15/27)	570	586,735

		947,671

Pharmaceuticals — 3.9%
AmerisourceBergen Corp., 3.45%, 12/15/27 (Call 09/15/27)	500	520,950
AstraZeneca PLC, 3.13%, 06/12/27 (Call 03/12/27)	719	752,189
Bristol-Myers Squibb Co., 3.25%, 02/27/27	745	799,765
Cardinal Health Inc., 3.41%, 06/15/27 (Call 03/15/27)(a)	1,315	1,338,552
Cigna Corp. 3.05%, 10/15/27 (Call 07/15/27)(b)	450	455,216
3.40%, 03/01/27 (Call 12/01/26)(b)	1,335	1,379,829
CVS Health Corp., 6.25%, 06/01/27	200	238,354
Eli Lilly & Co. 3.10%, 05/15/27 (Call 02/15/27)	620	658,111
5.50%, 03/15/27	400	485,276
Johnson & Johnson, 2.95%, 03/03/27 (Call 12/03/26)	1,190	1,255,462
Novartis Capital Corp., 3.10%, 05/17/27 (Call 02/17/27)(a)	945	1,007,862
Zoetis Inc., 3.00%, 09/12/27 (Call 06/12/27)	780	804,671

		9,696,237

Pipelines — 5.0%
Boardwalk Pipelines LP, 4.45%, 07/15/27 (Call 04/15/27)	510	525,785
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27 (Call 01/01/27)	1,250	1,348,337
Enable Midstream Partners LP, 4.40%, 03/15/27 (Call 12/15/26)	685	678,164
Enbridge Inc., 3.70%, 07/15/27 (Call 04/15/27)	675	716,161
Energy Transfer Operating LP 4.20%, 04/15/27 (Call 01/15/27)	575	602,997
5.50%, 06/01/27 (Call 03/01/27)	800	899,184

SCHEDULE OF INVESTMENTS	83

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Enterprise Products Operating LLC, 3.95%, 02/15/27 (Call 11/15/26)	$685	$741,663
MPLX LP 4.13%, 03/01/27 (Call 12/01/26)	1,070	1,124,270
4.25%, 12/01/27 (Call 09/01/27)(b)	725	763,519
Northwest Pipeline LLC, 4.00%, 04/01/27 (Call 01/01/27)	50	52,962
ONEOK Inc., 4.00%, 07/13/27 (Call 04/13/27)	525	553,109
Sabine Pass Liquefaction LLC, 5.00%, 03/15/27 (Call 09/15/26)	1,230	1,351,512
Sunoco Logistics Partners Operations LP, 4.00%, 10/01/27 (Call 07/01/27)	684	708,104
TC PipeLines LP, 3.90%, 05/25/27 (Call 02/25/27)	425	445,315
Tennessee Gas Pipeline Co. LLC, 7.00%, 03/15/27	210	259,165
Williams Companies Inc. (The), 3.75%, 06/15/27 (Call 03/15/27)(a)	1,745	1,817,924

		12,588,171

Real Estate Investment Trusts — 7.5%
Alexandria Real Estate Equities Inc., 3.95%, 01/15/27 (Call 10/15/26)	395	425,221
American Campus Communities Operating Partnership LP, 3.63%, 11/15/27 (Call 08/15/27)	400	419,868
American Tower Corp. 2.75%, 01/15/27 (Call 11/15/26)	100	100,392
3.13%, 01/15/27 (Call 10/15/26)	665	683,713
3.55%, 07/15/27 (Call 04/15/27)	755	796,178
AvalonBay Communities Inc., 3.35%, 05/15/27 (Call 02/15/27)	475	503,723
Brandywine Operating Partnership LP, 3.95%, 11/15/27 (Call 08/15/27)	225	238,248
Brixmor Operating Partnership LP, 3.90%, 03/15/27 (Call 12/15/26)(a)	575	606,246
Crown Castle International Corp. 3.65%, 09/01/27 (Call 06/01/27)	945	1,002,163
4.00%, 03/01/27 (Call 12/01/26)(a)	535	579,582
Digital Realty Trust LP, 3.70%, 08/15/27 (Call 05/15/27)	1,120	1,185,318
Duke Realty LP, 3.38%, 12/15/27 (Call 09/15/27)	395	414,082
EPR Properties, 4.50%, 06/01/27 (Call 03/01/27)	475	509,067
Equinix Inc., 5.38%, 05/15/27 (Call 05/15/22)(a)	875	949,471
ERP Operating LP, 3.25%, 08/01/27 (Call 05/01/27)	610	645,880
Essex Portfolio LP, 3.63%, 05/01/27 (Call 02/01/27)	180	191,318
Federal Realty Investment Trust, 3.25%, 07/15/27 (Call 04/15/27)	450	471,465
Healthcare Trust of America Holdings LP, 3.75%, 07/01/27 (Call 04/01/27)	485	512,407
Highwoods Realty LP, 3.88%, 03/01/27 (Call 12/01/26)	250	265,055
Hudson Pacific Properties LP, 3.95%, 11/01/27	300	316,938
Kimco Realty Corp., 3.80%, 04/01/27 (Call 01/01/27)	260	277,365
Life Storage LP, 3.88%, 12/15/27 (Call 09/15/27)	350	370,237
Mid-America Apartments LP, 3.60%, 06/01/27 (Call 03/01/27)	275	293,057
National Retail Properties Inc., 3.50%, 10/15/27 (Call 07/15/27)(a)	505	530,760
Omega Healthcare Investors Inc., 4.50%, 04/01/27 (Call 01/01/27)	471	508,656
Physicians Realty LP, 4.30%, 03/15/27 (Call 12/15/26)	125	134,128
Public Storage, 3.09%, 09/15/27 (Call 06/15/27)	400	422,016
Realty Income Corp., 3.00%, 01/15/27 (Call 10/15/26)	703	724,224
Regency Centers LP, 3.60%, 02/01/27 (Call 11/01/26)	405	428,417
Service Properties Trust, 4.95%, 02/15/27 (Call 08/15/26)	455	466,548
Simon Property Group LP 3.38%, 06/15/27 (Call 03/15/27)	990	1,052,004

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.38%, 12/01/27 (Call 09/01/27)	$475	$508,336
SITE Centers Corp., 4.70%, 06/01/27 (Call 03/01/27)	345	378,241
Spirit Realty LP, 3.20%, 01/15/27 (Call 11/15/26)	250	251,815
UDR Inc., 3.50%, 07/01/27 (Call 04/01/27)	150	158,973
Ventas Realty LP, 3.85%, 04/01/27 (Call 01/01/27)(a)	475	508,136
VEREIT Operating Partnership LP, 3.95%, 08/15/27 (Call 05/15/27)	710	752,990
Weyerhaeuser Co., 6.95%, 10/01/27	120	152,657

		18,734,895

Retail — 3.1%
AutoNation Inc., 3.80%, 11/15/27 (Call 08/15/27)	270	273,437
AutoZone Inc., 3.75%, 06/01/27 (Call 03/01/27)	425	456,293
Costco Wholesale Corp., 3.00%, 05/18/27 (Call 02/18/27)(a)	965	1,026,133
Darden Restaurants Inc., 3.85%, 05/01/27 (Call 02/01/27)	465	489,589
Dollar General Corp., 3.88%, 04/15/27 (Call 01/15/27)	570	613,913
Home Depot Inc. (The), 2.80%, 09/14/27 (Call 06/14/27)	920	963,682
Lowe’s Companies Inc., 3.10%, 05/03/27 (Call 02/03/27)	1,337	1,392,833
McDonald’s Corp., 3.50%, 03/01/27 (Call 12/01/26)	1,073	1,150,792
Nordstrom Inc., 4.00%, 03/15/27 (Call 12/15/26)	275	285,258
O’Reilly Automotive Inc., 3.60%, 09/01/27 (Call 06/01/27)(a)	770	822,937
Walmart Inc., 5.88%, 04/05/27	270	335,888

		7,810,755

Semiconductors — 4.2%
Applied Materials Inc., 3.30%, 04/01/27 (Call 01/01/27)(a)	1,295	1,383,086
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27 (Call 10/15/26)	4,310	4,353,358
Intel Corp., 3.15%, 05/11/27 (Call 02/11/27)	966	1,031,012
Maxim Integrated Products Inc., 3.45%, 06/15/27 (Call 03/15/27)	500	514,940
Micron Technology Inc., 4.19%, 02/15/27 (Call 12/15/26)	905	944,295
QUALCOMM Inc., 3.25%, 05/20/27 (Call 02/20/27)(a)	1,665	1,751,580
Texas Instruments Inc., 2.90%, 11/03/27 (Call 08/03/27)	475	501,372

		10,479,643

Shipbuilding — 0.3%
Huntington Ingalls Industries Inc., 3.48%, 12/01/27 (Call 09/01/27)	612	642,214

Software — 3.8%
Activision Blizzard Inc., 3.40%, 06/15/27 (Call 03/15/27)	340	355,062
Autodesk Inc., 3.50%, 06/15/27 (Call 03/15/27)	570	590,999
CA Inc., 4.70%, 03/15/27 (Call 12/15/26)	375	396,863
Citrix Systems Inc., 4.50%, 12/01/27 (Call 09/01/27)	440	480,493
Microsoft Corp., 3.30%, 02/06/27 (Call 11/06/26)	3,596	3,892,706
Oracle Corp., 3.25%, 11/15/27 (Call 08/15/27)	2,550	2,716,464
VMware Inc., 3.90%, 08/21/27 (Call 05/21/27)(a)	1,135	1,174,316

		9,606,903

Telecommunications — 3.5%
AT&T Inc. 3.80%, 02/15/27 (Call 11/15/26)	1,195	1,278,483
4.25%, 03/01/27 (Call 12/01/26)	1,630	1,784,019
Telefonica Emisiones SA, 4.10%, 03/08/27	1,310	1,423,118
TELUS Corp. 2.80%, 02/16/27 (Call 11/16/26)	460	464,177
3.70%, 09/15/27 (Call 06/15/27)	490	522,722
Verizon Communications Inc., 4.13%, 03/16/27	2,950	3,286,418

		8,758,937

Toys, Games & Hobbies — 0.2%
Hasbro Inc., 3.50%, 09/15/27 (Call 06/15/27)	590	603,346

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Transportation — 1.5%
Burlington Northern Santa Fe LLC, 3.25%, 06/15/27 (Call 03/15/27)	$770	$830,029
CSX Corp., 3.25%, 06/01/27 (Call 03/01/27)	1,080	1,139,465
FedEx Corp., 3.30%, 03/15/27 (Call 12/15/26)	550	566,890
Norfolk Southern Corp., 3.15%, 06/01/27 (Call 03/01/27)	230	241,445
Union Pacific Corp., 3.00%, 04/15/27 (Call 01/15/27)(a)	75	79,017
United Parcel Service Inc., 3.05%, 11/15/27 (Call 08/15/27)	960	1,009,507

		3,866,353

Trucking & Leasing — 0.1%
GATX Corp., 3.85%, 03/30/27 (Call 12/30/26)	295	308,880

Water — 0.2%
American Water Capital Corp., 2.95%, 09/01/27 (Call 06/01/27)	540	555,914

Total Corporate Bonds & Notes — 98.6% (Cost: $234,782,287)		246,816,042

Short-Term Investments

Money Market Funds — 9.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(c)(d)(e)	23,287	23,298,687

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(c)(d)	775	$775,000

		24,073,687

Total Short-Term Investments — 9.6% (Cost: $24,068,288)		24,073,687

Total Investments in Securities — 108.2% (Cost: $258,850,575)		270,889,729

Other Assets, Less Liabilities — (8.2)%		(20,554,125)

Net Assets — 100.0%		$250,335,604

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/18 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)		Par/Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	18,684	4,603	(b)	—		23,287	$23,298,687	$70,545	(c)	$989	$3,290
BlackRock Cash Funds: Treasury, SL Agency Shares	974	—		(199	)(b)	775	775,000	18,671		—	—
PNC Bank N.A., 3.10%, 10/25/27(d)	360	250		—		610	N/A	16,100		—	8,718
PNC Financial Services Group Inc. (The), 3.15%, 05/19/27(d)	475	420		—		895	N/A	17,211		—	22,084

							$24,073,687	$122,527		$989	$34,092

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$246,816,042	$—	$246,816,042
Money Market Funds	24,073,687	—	—	24,073,687

	$24,073,687	$246,816,042	$—	$270,889,729

See notes to financial statements.

SCHEDULE OF INVESTMENTS	85

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.3%
Interpublic Group of Companies Inc. (The), 4.65%, 10/01/28 (Call 07/01/28)	$260	$291,119

Aerospace & Defense — 4.1%
Boeing Co. (The), 3.45%, 11/01/28 (Call 08/01/28)	280	298,547
General Dynamics Corp., 3.75%, 05/15/28 (Call 02/15/28)	400	445,984
L3Harris Technologies Inc.
4.40%, 06/15/28 (Call 03/15/28)	465	523,609
4.40%, 06/15/28 (Call 03/15/28)(a)	381	428,153
Northrop Grumman Corp., 3.25%, 01/15/28 (Call 10/15/27)	865	905,958
Spirit AeroSystems Inc., 4.60%, 06/15/28 (Call 03/15/28)	325	348,263
United Technologies Corp.
4.13%, 11/16/28 (Call 08/16/28)	1,440	1,633,766
6.70%, 08/01/28	25	32,588

		4,616,868

Agriculture — 0.2%
Philip Morris International Inc., 3.13%, 03/02/28 (Call 12/02/27)	265	273,936

Airlines — 1.0%
American Airlines Pass Through Trust
Series 2016-1, Class AA, 3.58%, 01/15/28	86	89,552
Series 2016-2, Class AA, 3.20%, 06/15/28	132	134,936
Series 2016-3, Class AA, 3.00%, 10/15/28(b)	109	110,525
Delta Air Lines Inc., 4.38%, 04/19/28 (Call 01/19/28)	240	250,958
Spirit Airlines Pass Through Trust, Series 2015-1, Class A, 4.10%, 04/01/28	145	152,882
United Airlines Pass Through Trust
Series 2016-1, Class AA, 3.10%, 07/07/28	183	185,388
Series 2016-2, Class AA, 2.88%, 10/07/28(b)	215	216,661

		1,140,902

Auto Manufacturers — 1.5%
American Honda Finance Corp., 3.50%, 02/15/28	270	292,100
Ford Motor Co., 6.63%, 10/01/28	285	311,086
General Motors Co., 5.00%, 10/01/28 (Call 07/01/28)(b)	375	402,345
General Motors Financial Co. Inc., 3.85%, 01/05/28 (Call 10/05/27)	185	185,727
Toyota Motor Corp., 3.67%, 07/20/28(b)	135	150,024
Toyota Motor Credit Corp., 3.05%, 01/11/28	305	323,925

		1,665,207

Banks — 10.7%
Banco Santander SA
3.80%, 02/23/28	460	484,881
4.38%, 04/12/28	555	608,480
Bank of New York Mellon Corp. (The)
3.00%, 10/30/28 (Call 07/30/28)	370	383,268
3.40%, 01/29/28 (Call 10/29/27)	413	441,782
3.85%, 04/28/28	175	194,969
Barclays PLC, 4.34%, 01/10/28 (Call 01/10/27)	590	636,669
Citigroup Inc., 4.13%, 07/25/28	1,055	1,144,686
Discover Bank, 4.65%, 09/13/28 (Call 06/13/28)	500	561,845
Fifth Third Bancorp., 3.95%, 03/14/28 (Call 02/14/28)	370	404,832
ING Groep NV, 4.55%, 10/02/28	545	620,221
KeyCorp., 4.10%, 04/30/28	550	605,979
Lloyds Banking Group PLC, 4.38%, 03/22/28	1,225	1,352,412
Mitsubishi UFJ Financial Group Inc.
3.96%, 03/02/28	449	493,900
4.05%, 09/11/28	475	527,055

Security	Par (000)	Value

Banks (continued)
Mizuho Financial Group Inc., 4.02%, 03/05/28	$425	$468,295
Northern Trust Corp., 3.65%, 08/03/28 (Call 05/03/28)	225	247,208
\PNC Bank N.A.
3.25%, 01/22/28 (Call 12/23/27)	475	504,754
4.05%, 07/26/28	300	333,261
Sumitomo Mitsui Financial Group Inc.
3.54%, 01/17/28	315	335,462
3.94%, 07/19/28	200	220,172
4.31%, 10/16/28(b)	475	536,398
U.S. Bancorp., 3.90%, 04/26/28 (Call 03/24/28)	370	416,994
Westpac Banking Corp., 3.40%, 01/25/28(b)	445	480,164

		12,003,687

Beverages — 2.8%
Anheuser-Busch InBev Worldwide Inc., 4.00%, 04/13/28 (Call 01/13/28)	1,134	1,251,936
Constellation Brands Inc.
3.60%, 02/15/28 (Call 11/15/27)	555	588,278
4.65%, 11/15/28 (Call 08/15/28)	50	56,873
Diageo Capital PLC, 3.88%, 05/18/28 (Call 02/18/28)	300	334,995
Keurig Dr Pepper Inc., 4.60%, 05/25/28 (Call 02/25/28)	805	913,908

		3,145,990

Biotechnology — 0.4%
Celgene Corp., 3.90%, 02/20/28 (Call 11/20/27)	445	487,475

Chemicals — 2.3%
Dow Chemical Co. (The), 4.80%, 11/30/28 (Call 08/30/28)(a)	265	301,692
DuPont de Nemours Inc., 4.73%, 11/15/28 (Call 08/15/28)	960	1,095,456
Eastman Chemical Co., 4.50%, 12/01/28 (Call 09/01/28)	325	361,224
International Flavors & Fragrances Inc., 4.45%, 09/26/28 (Call 06/26/28)	125	138,788
PPG Industries Inc., 3.75%, 03/15/28 (Call 12/15/27)(b)	335	364,885
SASOL Financing USA LLC, 6.50%, 09/27/28 (Call 06/27/28)	250	279,620

		2,541,665

Commercial Services — 0.7%
Global Payments Inc., 4.45%, 06/01/28 (Call 03/01/28)	195	216,210
IHS Markit Ltd., 4.75%, 08/01/28 (Call 05/01/28)	340	380,933
Moody’s Corp., 3.25%, 01/15/28 (Call 10/15/27)	215	227,175

		824,318

Computers — 0.1%
International Business Machines Corp., 6.50%, 01/15/28	100	128,061

Cosmetics & Personal Care — 0.7%
Unilever Capital Corp., 3.50%, 03/22/28 (Call 12/22/27)	685	749,171

Diversified Financial Services — 2.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.88%, 01/23/28 (Call 10/23/27)	150	154,922
Air Lease Corp., 4.63%, 10/01/28 (Call 07/01/28)(b)	195	216,684
Brookfield Finance Inc., 3.90%, 01/25/28 (Call 10/25/27)	185	195,935
Capital One Financial Corp., 3.80%, 01/31/28 (Call 12/31/27)	615	654,212
Charles Schwab Corp. (The), 3.20%, 01/25/28 (Call 10/25/27)(b)	305	321,138
CME Group Inc., 3.75%, 06/15/28 (Call 03/15/28)	255	285,164
E*TRADE Financial Corp., 4.50%, 06/20/28 (Call 03/20/28)	206	224,758
Intercontinental Exchange Inc., 3.75%, 09/21/28 (Call 06/21/28)	290	318,666
Lazard Group LLC, 4.50%, 09/19/28 (Call 06/19/28)	275	301,986
Mastercard Inc., 3.50%, 02/26/28 (Call 11/26/27)	235	257,654

		2,931,119

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric — 7.9%
AEP Texas Inc., 3.95%, 06/01/28 (Call 03/01/28)	$50	$55,187
Ameren Illinois Co., 3.80%, 05/15/28 (Call 02/15/28)	75	83,318
American Electric Power Co. Inc., Series J, 4.30%, 12/01/28 (Call 09/01/28)(b)	280	317,279
Atlantic City Electric Co., 4.00%, 10/15/28 (Call 07/15/28)	145	162,787
Berkshire Hathaway Energy Co., 3.25%, 04/15/28 (Call 01/15/28)	440	466,448
CenterPoint Energy Inc., 4.25%, 11/01/28 (Call 08/01/28)	330	363,878
Commonwealth Edison Co., 3.70%, 08/15/28 (Call 05/15/28)	271	298,200
Consolidated Edison Co. of New York Inc.
3.80%, 05/15/28 (Call 02/15/28)	135	148,994
Series D, 4.00%, 12/01/28 (Call 09/01/28)	160	179,669
Consumers Energy Co., 3.80%, 11/15/28 (Call 08/15/28)(b)	205	228,647
Dominion Energy Inc., 4.25%, 06/01/28 (Call 03/01/28)	255	285,067
Duke Energy Carolinas LLC
3.95%, 11/15/28 (Call 08/15/28)	320	361,446
Series A, 6.00%, 12/01/28	25	31,582
Duke Energy Florida LLC, 3.80%, 07/15/28 (Call 04/15/28)	215	237,668
Duke Energy Progress LLC, 3.70%, 09/01/28 (Call 06/01/28)	339	374,042
Edison International, 4.13%, 03/15/28 (Call 12/15/27)	305	304,128
Enel Chile SA, 4.88%, 06/12/28	335	371,220
Entergy Louisiana LLC, 3.25%, 04/01/28 (Call 01/01/28)	115	121,857
Entergy Mississippi LLC, 2.85%, 06/01/28 (Call 03/01/28)	255	263,364
Eversource Energy, Series M, 3.30%, 01/15/28 (Call 10/15/27)	245	255,613
Indiana Michigan Power Co., 3.85%, 05/15/28 (Call 02/15/28)	215	237,513
Interstate Power & Light Co., 4.10%, 09/26/28 (Call 06/26/28)	235	260,150
Mississippi Power Co., 3.95%, 03/30/28 (Call 12/30/27)(b)	195	212,905
National Rural Utilities Cooperative Finance Corp.
3.40%, 02/07/28 (Call 11/07/27)	305	327,497
3.90%, 11/01/28 (Call 08/01/28)	109	121,337
Oklahoma Gas & Electric Co., 3.80%, 08/15/28 (Call 02/15/28)	210	229,131
Oncor Electric Delivery Co. LLC
3.70%, 11/15/28 (Call 08/15/28)(a)	150	165,710
3.70%, 11/15/28 (Call 08/15/28)	160	176,757
Public Service Co. of Colorado, 3.70%, 06/15/28 (Call 12/15/27)	225	248,103
Public Service Electric & Gas Co.
3.65%, 09/01/28 (Call 06/01/28)	250	275,083
3.70%, 05/01/28 (Call 02/01/28)	100	110,027
Sempra Energy, 3.40%, 02/01/28 (Call 11/01/27)	426	436,714
Southern California Edison Co., Series B, 3.65%, 03/01/28 (Call 12/01/27)	180	190,024
Southwestern Electric Power Co., Series M, 4.10%, 09/15/28 (Call 06/15/28)(b)	335	372,309
Virginia Electric & Power Co., Series A, 3.80%, 04/01/28 (Call 01/01/28)	300	329,898
Xcel Energy Inc., 4.00%, 06/15/28 (Call 12/15/27)	220	242,730

		8,846,282

Electrical Components & Equipment — 0.2%
Hubbell Inc., 3.50%, 02/15/28 (Call 11/15/27)	179	185,437

Electronics — 0.7%
Arrow Electronics Inc., 3.88%, 01/12/28 (Call 10/12/27)	270	279,005
Jabil Inc., 3.95%, 01/12/28 (Call 10/12/27)	224	229,638
Trimble Inc., 4.90%, 06/15/28 (Call 03/15/28)	275	300,448

		809,091

Engineering & Construction — 0.2%
Fluor Corp., 4.25%, 09/15/28 (Call 06/15/28)(b)	210	207,581

Security	Par (000)	Value

Environmental Control — 0.6%
Republic Services Inc., 3.95%, 05/15/28 (Call 02/15/28)	$412	$457,427
Waste Connections Inc., 4.25%, 12/01/28 (Call 09/01/28)	180	203,339

		660,766

Food — 2.4%
Campbell Soup Co., 4.15%, 03/15/28 (Call 12/15/27)	510	549,372
Conagra Brands Inc.
4.85%, 11/01/28 (Call 08/01/28)	630	715,579
7.00%, 10/01/28	90	113,735
General Mills Inc., 4.20%, 04/17/28 (Call 01/17/28)	625	700,581
Kellogg Co., 4.30%, 05/15/28 (Call 02/15/28)	285	318,043
Mondelez International Inc., 4.13%, 05/07/28 (Call 02/07/28)	255	284,876

		2,682,186

Gas — 0.3%
CenterPoint Energy Resources Corp., 4.00%, 04/01/28 (Call 01/01/28)	50	54,365
National Fuel Gas Co., 4.75%, 09/01/28 (Call 06/01/28)	150	159,320
Southwest Gas Corp., 3.70%, 04/01/28 (Call 01/01/28)	110	118,296

		331,981

Hand & Machine Tools — 0.2%
Kennametal Inc., 4.63%, 06/15/28 (Call 03/15/28)	90	94,885
Stanley Black & Decker Inc., 4.25%, 11/15/28 (Call 08/15/28)	135	153,704

		248,589

Health Care – Products — 1.1%
Boston Scientific Corp., 4.00%, 03/01/28 (Call 12/01/27)	475	526,732
Edwards Lifesciences Corp., 4.30%, 06/15/28 (Call 03/15/28)	330	372,481
Stryker Corp., 3.65%, 03/07/28 (Call 12/07/27)	355	385,520

		1,284,733

Health Care – Services — 1.8%
Advocate Health & Hospitals Corp., 3.83%, 08/15/28 (Call 05/15/28)	100	110,068
Anthem Inc., 4.10%, 03/01/28 (Call 12/01/27)	579	629,078
Sutter Health, Series 2018, 3.70%, 08/15/28 (Call 05/15/28)	260	281,850
Toledo Hospital (The), Series B, 5.33%, 11/15/28	25	27,364
UnitedHealth Group Inc.
3.85%, 06/15/28	525	578,450
3.88%, 12/15/28	330	366,049

		1,992,859

Household Products & Wares — 0.5%
Avery Dennison Corp., 4.88%, 12/06/28 (Call 09/06/28)	200	228,808
Clorox Co. (The), 3.90%, 05/15/28 (Call 02/15/28)	255	281,772

		510,580

Insurance — 3.4%
American International Group Inc., 4.20%, 04/01/28 (Call 01/01/28)	325	357,887
Aon Corp., 4.50%, 12/15/28 (Call 09/15/28)	150	170,235
Assurant Inc., 4.90%, 03/27/28 (Call 12/27/27)	180	197,305
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)	495	515,087
AXA Equitable Holdings Inc., 4.35%, 04/20/28 (Call 01/20/28)	855	918,766
Cincinnati Financial Corp., 6.92%, 05/15/28	50	65,277
Fairfax Financial Holdings Ltd., 4.85%, 04/17/28 (Call 01/17/28)	235	255,856
Fidelity National Financial Inc., 4.50%, 08/15/28 (Call 05/15/28)	175	189,621
Globe Life Inc., 4.55%, 09/15/28 (Call 06/15/28)	260	290,956
Lincoln National Corp., 3.80%, 03/01/28 (Call 12/01/27)	255	272,218
Prudential Financial Inc., 3.88%, 03/27/28 (Call 12/27/27)	280	309,229
Willis North America Inc., 4.50%, 09/15/28 (Call 06/15/28)	250	278,552

		3,820,989

SCHEDULE OF INVESTMENTS	87

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet — 1.1%
Baidu Inc.
4.38%, 03/29/28 (Call 12/29/27)	$25	$27,250
4.88%, 11/14/28 (Call 08/14/28)	335	379,619
Booking Holdings Inc., 3.55%, 03/15/28 (Call 12/15/27)	339	364,143
Expedia Group Inc., 3.80%, 02/15/28 (Call 11/15/27)	455	477,491

		1,248,503

Iron & Steel — 0.3%
Nucor Corp., 3.95%, 05/01/28 (Call 02/01/28)	325	355,082

Leisure Time — 0.3%
Royal Caribbean Cruises Ltd., 3.70%, 03/15/28 (Call 12/15/27)	280	289,531

Lodging — 1.1%
Hyatt Hotels Corp., 4.38%, 09/15/28 (Call 06/15/28)	190	206,967
Marriott International Inc./MD
Series AA, 4.65%, 12/01/28 (Call 09/01/28)	100	113,389
Series X, 4.00%, 04/15/28 (Call 01/15/28)	220	237,118
Sands China Ltd., 5.40%, 08/08/28 (Call 05/08/28)(b)	590	666,842

		1,224,316

Machinery — 1.9%
ABB Finance USA Inc., 3.80%, 04/03/28 (Call 01/03/28)	350	386,691
John Deere Capital Corp., 3.05%, 01/06/28(b)	245	258,237
Nvent Finance Sarl, 4.55%, 04/15/28 (Call 01/15/28)	95	98,248
Oshkosh Corp., 4.60%, 05/15/28 (Call 02/15/28)	235	252,778
Roper Technologies Inc., 4.20%, 09/15/28 (Call 06/15/28)	375	415,571
Wabtec Corp., 4.95%, 09/15/28 (Call 06/15/28)	670	738,789

		2,150,314

Manufacturing — 0.7%
3M Co., 3.63%, 09/14/28 (Call 06/14/28)	265	292,125
Ingersoll-Rand Global Holding Co. Ltd., 3.75%, 08/21/28 (Call 05/21/28)	345	367,691
Textron Inc., 3.38%, 03/01/28 (Call 12/01/27)	125	129,066

		788,882

Media — 5.0%
CBS Corp.
3.38%, 02/15/28 (Call 11/15/27)	190	194,543
3.70%, 06/01/28 (Call 03/01/28)	275	287,304
Charter Communications Operating LLC/Charter Communications Operating Capital 3.75%, 02/15/28 (Call 11/15/27)	420	432,730
4.20%, 03/15/28 (Call 12/15/27)(b)	585	620,334
Comcast Corp.
3.15%, 02/15/28 (Call 11/15/27)	910	957,320
3.55%, 05/01/28 (Call 02/01/28)	620	669,953
4.15%, 10/15/28 (Call 07/15/28)	1,471	1,660,627
Discovery Communications LLC, 3.95%, 03/20/28 (Call 12/20/27)	735	774,690

		5,597,501

Metal Fabricate & Hardware — 0.2%
Timken Co. (The), 4.50%, 12/15/28 (Call 09/15/28)	216	231,442

Mining — 0.2%
Rio Tinto Finance USA Ltd., 7.13%, 07/15/28(b)	210	285,123

Oil & Gas — 4.8%
Apache Corp., 4.38%, 10/15/28 (Call 07/15/28)(b)	400	396,776
BP Capital Markets America Inc.
3.94%, 09/21/28 (Call 06/21/28)	485	538,243
4.23%, 11/06/28 (Call 08/06/28)	690	780,342
BP Capital Markets PLC, 3.72%, 11/28/28 (Call 08/28/28)	465	506,901

Security	Par (000)	Value

Oil & Gas (continued)
Concho Resources Inc., 4.30%, 08/15/28 (Call 05/15/28)(b)	$470	$507,092
Continental Resources Inc./OK, 4.38%, 01/15/28 (Call 10/15/27)	415	427,998
Marathon Petroleum Corp., 3.80%, 04/01/28 (Call 01/01/28)	160	168,642
Noble Energy Inc., 3.85%, 01/15/28 (Call 10/15/27)	355	369,558
Phillips 66, 3.90%, 03/15/28 (Call 12/15/27)(b)	265	286,839
Shell International Finance BV, 3.88%, 11/13/28 (Call 08/13/28)(b)	465	524,143
Total Capital SA, 3.88%, 10/11/28(b)	490	550,486
Valero Energy Corp., 4.35%, 06/01/28 (Call 03/01/28)	330	359,575

		5,416,595

Oil & Gas Services — 0.2%
Patterson-UTI Energy Inc., 3.95%, 02/01/28 (Call 11/01/27)	200	195,664

Packaging & Containers — 0.6%
Amcor Finance USA Inc., 4.50%, 05/15/28 (Call 02/15/28)(a)	100	109,410
WRKCo Inc.
3.90%, 06/01/28 (Call 03/01/28)	330	353,545
4.00%, 03/15/28 (Call 12/15/27)	170	182,723

		645,678

Pharmaceuticals — 9.9%
AbbVie Inc., 4.25%, 11/14/28 (Call 08/14/28)	815	886,370
Cigna Corp., 4.38%, 10/15/28 (Call 07/15/28)	1,650	1,819,422
CVS Health Corp., 4.30%, 03/25/28 (Call 12/25/27)	3,075	3,335,114
GlaxoSmithKline Capital Inc., 3.88%, 05/15/28	717	799,720
Johnson & Johnson, 2.90%, 01/15/28 (Call 10/15/27)	645	679,572
McKesson Corp., 3.95%, 02/16/28 (Call 11/16/27)	385	408,500
Mylan Inc., 4.55%, 04/15/28 (Call 01/15/28)	400	428,340
Pfizer Inc., 3.60%, 09/15/28 (Call 06/15/28)	649	714,835
Pharmacia LLC, 6.60%, 12/01/28	170	225,377
Sanofi, 3.63%, 06/19/28 (Call 03/19/28)	460	513,314
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28 (Call 08/26/28)(a)	805	944,692
Zoetis Inc., 3.90%, 08/20/28 (Call 05/20/28)	350	384,482

		11,139,738

Pipelines — 5.4%
Enable Midstream Partners LP, 4.95%, 05/15/28 (Call 02/15/28)	355	362,647
Energy Transfer Operating LP, 4.95%, 06/15/28 (Call 03/15/28)	493	539,125
Enterprise Products Operating LLC, 4.15%, 10/16/28 (Call 07/16/28)	455	503,717
EQM Midstream Partners LP, 5.50%, 07/15/28 (Call 04/15/28)	285	279,802
Kinder Morgan Inc./DE, 4.30%, 03/01/28 (Call 12/01/27)	685	743,204
MPLX LP, 4.00%, 03/15/28 (Call 12/15/27)	565	588,188
ONEOK Inc., 4.55%, 07/15/28 (Call 04/15/28)	347	376,953
Phillips 66 Partners LP, 3.75%, 03/01/28 (Call 12/01/27)	267	276,569
Sabine Pass Liquefaction LLC, 4.20%, 03/15/28 (Call 09/15/27)	595	627,303
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28	145	184,251
TransCanada PipeLines Ltd., 4.25%, 05/15/28 (Call 02/15/28)	718	793,052
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28 (Call 12/15/27)	220	234,736
Valero Energy Partners LP, 4.50%, 03/15/28 (Call 12/15/27)	296	324,298
Western Midstream Operating LP 4.50%, 03/01/28 (Call 12/01/27)	95	91,500
4.75%, 08/15/28 (Call 05/15/28)	165	160,152

		6,085,497

88	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts — 6.0%
Alexandria Real Estate Equities Inc., 3.95%, 01/15/28 (Call 10/15/27)	$270	$292,083
American Homes 4 Rent LP, 4.25%, 02/15/28 (Call 11/15/27)	273	295,148
American Tower Corp., 3.60%, 01/15/28 (Call 10/15/27)	360	379,008
AvalonBay Communities Inc., 3.20%, 01/15/28 (Call 10/15/27)	65	68,426
Boston Properties LP, 4.50%, 12/01/28 (Call 09/01/28)	445	506,962
Camden Property Trust, 4.10%, 10/15/28 (Call 07/15/28)	185	208,053
Crown Castle International Corp., 3.80%, 02/15/28 (Call 11/15/27)	510	546,837
Digital Realty Trust LP, 4.45%, 07/15/28 (Call 04/15/28)	360	399,726
Duke Realty LP, 4.00%, 09/15/28 (Call 06/15/28)	115	125,896
EPR Properties, 4.95%, 04/15/28 (Call 01/15/28)	280	307,376
ERP Operating LP
3.50%, 03/01/28 (Call 12/01/27)	335	359,602
4.15%, 12/01/28 (Call 09/01/28)	200	225,318
GLP Capital LP/GLP Financing II Inc., 5.75%, 06/01/28 (Call 03/03/28)	205	232,464
Healthcare Realty Trust Inc., 3.63%, 01/15/28 (Call 10/15/27)	150	157,224
Highwoods Realty LP, 4.13%, 03/15/28 (Call 12/15/27)	130	139,512
Kilroy Realty LP, 4.75%, 12/15/28 (Call 09/15/28)	75	85,607
Mid-America Apartments LP, 4.20%, 06/15/28 (Call 03/15/28)	50	55,664
National Retail Properties Inc., 4.30%, 10/15/28 (Call 07/15/28)	215	239,669
Omega Healthcare Investors Inc., 4.75%, 01/15/28 (Call 10/15/27)	250	272,863
Physicians Realty LP, 3.95%, 01/15/28 (Call 10/15/27)	130	137,753
Prologis LP, 3.88%, 09/15/28 (Call 06/15/28)	150	166,662
Realty Income Corp., 3.65%, 01/15/28 (Call 10/15/27)	370	399,056
Regency Centers LP, 4.13%, 03/15/28 (Call 12/15/27)	190	207,113
Service Properties Trust, 3.95%, 01/15/28 (Call 07/15/27)(b)	125	120,425
STORE Capital Corp., 4.50%, 03/15/28 (Call 12/15/27)	165	180,320
UDR Inc., 3.50%, 01/15/28 (Call 10/15/27)	85	89,973
Ventas Realty LP, 4.00%, 03/01/28 (Call 12/01/27)	238	257,825
Welltower Inc., 4.25%, 04/15/28 (Call 01/15/28)	260	287,417

		6,743,982

Retail — 4.0%
Best Buy Co. Inc., 4.45%, 10/01/28 (Call 07/01/28)	310	338,343
Dollar General Corp., 4.13%, 05/01/28 (Call 02/01/28)	155	171,566
Dollar Tree Inc., 4.20%, 05/15/28 (Call 02/15/28)	580	630,130
Home Depot Inc. (The), 3.90%, 12/06/28 (Call 09/06/28)	410	464,497
McDonald’s Corp., 3.80%, 04/01/28 (Call 01/01/28)	455	500,145
Nordstrom Inc., 6.95%, 03/15/28	130	157,609
O’Reilly Automotive Inc., 4.35%, 06/01/28 (Call 03/01/28)	305	341,991
Starbucks Corp. 3.50%, 03/01/28 (Call 12/01/27)	235	252,627
4.00%, 11/15/28 (Call 08/15/28)	304	340,179
Walmart Inc., 3.70%, 06/26/28 (Call 03/26/28)	1,179	1,311,013

		4,508,100

Semiconductors — 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 01/15/28 (Call 10/15/27)	510	498,908
Marvell Technology Group Ltd., 4.88%, 06/22/28 (Call 03/22/28)	215	237,218
NXP BV/NXP Funding LLC, 5.55%, 12/01/28 (Call 09/01/28)(a)	185	214,337

		950,463

Software — 1.3%
Fidelity National Information Services Inc., Series 10Y, 4.25%, 05/15/28 (Call 02/15/28)	200	223,794
Fiserv Inc., 4.20%, 10/01/28 (Call 07/01/28)	505	561,838

Security	Par/ Shares (000)	Value

Software (continued)
salesforce.com Inc., 3.70%, 04/11/28 (Call 01/11/28)	$610	$674,062

		1,459,694

Telecommunications — 4.7%
AT&T Inc., 4.10%, 02/15/28 (Call 11/15/27)	1,005	1,091,973
British Telecommunications PLC, 5.13%, 12/04/28 (Call 09/04/28)	350	406,994
Motorola Solutions Inc., 4.60%, 02/23/28 (Call 11/23/27)	355	386,971
Verizon Communications Inc., 4.33%, 09/21/28	1,800	2,047,266
Vodafone Group PLC, 4.38%, 05/30/28	1,255	1,393,652

		5,326,856

Transportation — 2.9%
Canadian National Railway Co., 6.90%, 07/15/28	200	267,454
Canadian Pacific Railway Co., 4.00%, 06/01/28 (Call 03/01/28)	330	368,432
CH Robinson Worldwide Inc., 4.20%, 04/15/28 (Call 01/15/28)	320	353,846
CSX Corp., 3.80%, 03/01/28 (Call 12/01/27)	447	488,634
FedEx Corp.
3.40%, 02/15/28 (Call 11/15/27)(b)	305	314,059
4.20%, 10/17/28 (Call 07/17/28)(b)	190	207,860
Kirby Corp., 4.20%, 03/01/28 (Call 12/01/27)	65	69,343
Norfolk Southern Corp., 3.80%, 08/01/28 (Call 05/01/28)	335	371,441
Union Pacific Corp., 3.95%, 09/10/28 (Call 06/10/28)	730	808,614

		3,249,683

Trucking & Leasing — 0.3%
GATX Corp.
3.50%, 03/15/28 (Call 12/15/27)	130	132,661
4.55%, 11/07/28 (Call 08/07/28)	183	201,558

		334,219

Water — 0.2%
American Water Capital Corp., 3.75%, 09/01/28 (Call 06/01/28)	230	251,751

Total Corporate Bonds & Notes — 98.6% (Cost: $104,437,312)		110,859,206

Short-Term Investments

Money Market Funds — 5.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(c)(d)(e)	5,158	5,160,945
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(c)(d)	594	594,000

		5,754,945

Total Short-Term Investments — 5.1% (Cost: $5,753,620)		5,754,945

Total Investments in Securities — 103.7% (Cost: $110,190,932)		116,614,151

Other Assets, Less Liabilities — (3.7)%		(4,176,681)

Net Assets — 100.0%		$112,437,470

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULE OF INVESTMENTS	89

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2028 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Par/Shares Held at 10/31/18 (000)	Par/Shares Purchased (000)		Par/Shares Sold (000)	Par/Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	225	4,933	(b)	—	5,158	$5,160,945	$13,932	(c)	$745		$1,325
BlackRock Cash Funds: Treasury, SL Agency Shares	274	320	(b)	—	594	594,000	7,051		—		—
PNC Bank N.A., 3.25%, 01/22/28(d)	250	225		—	475	N/A	12,825		—		(150)

						$5,754,945	$33,808		$745		$1,175

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

(d)	As of year end, the entity is no longer an affiliate of the Fund.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$110,859,206	$—	$110,859,206
Money Market Funds	5,754,945	—	—	5,754,945

	$5,754,945	$110,859,206	$—	$116,614,151

See notes to financial statements.

90	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Agriculture — 1.8%
Altria Group Inc., 4.80%, 02/14/29 (Call 11/14/28)	$200	$219,292
Philip Morris International Inc., 3.38%, 08/15/29 (Call 05/15/29)	90	94,703

		313,995

Airlines — 0.7%
American Airlines Pass Through Trust, Series 2017-2, Class AA, 3.35%, 04/15/31	129	131,849

Auto Manufacturers — 0.4%
General Motors Financial Co. Inc., 5.65%, 01/17/29 (Call 10/17/28)	60	67,120

Auto Parts & Equipment — 0.1%
Aptiv PLC, 4.35%, 03/15/29 (Call 12/15/28)	25	27,127

Banks — 7.8%
Bank of New York Mellon Corp. (The), 3.30%, 08/23/29 (Call 05/23/29)	70	73,956
BB&T Corp., 3.88%, 03/19/29 (Call 02/19/29)	60	65,350
Mitsubishi UFJ Financial Group Inc., 3.20%, 07/18/29	350	363,594
PNC Financial Services Group Inc. (The), 3.45%, 04/23/29 (Call 01/23/29)	75	80,950
Sumitomo Mitsui Financial Group Inc., 3.04%, 07/16/29	350	359,471
U.S. Bancorp., 3.00%, 07/30/29 (Call 04/30/29)	150	155,466
Wells Fargo & Co., 4.15%, 01/24/29 (Call 10/24/28)	270	299,856

		1,398,643

Beverages — 4.0%
Anheuser-Busch InBev Worldwide Inc., 4.75%, 01/23/29 (Call 10/23/28)	335	389,183
Constellation Brands Inc., 3.15%, 08/01/29 (Call 05/01/29)	145	148,238
PepsiCo Inc., 2.63%, 07/29/29 (Call 04/29/29)	170	175,831

		713,252

Building Materials — 0.4%
Owens Corning, 3.95%, 08/15/29 (Call 05/15/29)	65	67,032

Chemicals — 2.9%
Huntsman International LLC, 4.50%, 05/01/29 (Call 02/01/29)	60	63,362
Methanex Corp., 5.25%, 12/15/29 (Call 09/15/29)	65	66,559
Nutrien Ltd., 4.20%, 04/01/29 (Call 01/01/29)	152	168,027
Rohm & Haas Co., 7.85%, 07/15/29	170	228,051

		525,999

Commercial Services — 2.9%
Global Payments Inc., 3.20%, 08/15/29 (Call 05/15/29)	170	173,431
IHS Markit Ltd., 4.25%, 05/01/29 (Call 02/01/29)	115	124,355
PayPal Holdings Inc., 2.85%, 10/01/29 (Call 05/01/29)	75	75,433
RELX Capital Inc., 4.00%, 03/18/29 (Call 12/18/28)	125	137,410

		510,629

Computers — 3.2%
Dell International LLC/EMC Corp., 5.30%, 10/01/29 (Call 07/01/29)(a)	175	193,378
International Business Machines Corp., 3.50%, 05/15/29	355	381,767

		575,145

Diversified Financial Services — 3.1%
Charles Schwab Corp. (The), 3.25%, 05/22/29 (Call 02/22/29)	185	196,094
Lazard Group LLC, 4.38%, 03/11/29 (Call 12/11/28)	125	136,445
Mastercard Inc., 2.95%, 06/01/29 (Call 03/01/29)	100	105,468
Synchrony Financial, 5.15%, 03/19/29 (Call 12/19/28)	100	112,476

		550,483

Security	Par (000)	Value

Electric — 6.2%
Cleco Corporate Holdings LLC, 3.38%, 09/15/29 (Call 06/11/29)(a)	$75	$74,950
DPL Inc., 4.35%, 04/15/29 (Call 01/15/29)(a)	35	34,816
DTE Energy Co., Series C, 3.40%, 06/15/29 (Call 03/15/29)	130	135,849
Duke Energy Carolinas LLC, 2.45%, 08/15/29 (Call 05/15/29)	110	111,101
Duke Energy Corp., 3.40%, 06/15/29 (Call 03/15/29)	65	68,797
Duke Energy Progress LLC, 3.45%, 03/15/29 (Call 12/15/28)	110	119,547
MidAmerican Energy Co., 3.65%, 04/15/29 (Call 01/15/29)	125	138,452
National Rural Utilities Cooperative Finance Corp., 3.70%, 03/15/29 (Call 12/15/28)	50	55,242
NextEra Energy Capital Holdings Inc., 3.50%, 04/01/29 (Call 01/01/29)	135	143,991
Southern California Edison Co., 6.65%, 04/01/29	80	94,422
Virginia Electric & Power Co., Series A, 2.88%, 07/15/29 (Call 04/15/29)	130	134,113

		1,111,280

Electronics — 0.4%
Allegion PLC, 3.50%, 10/01/29 (Call 07/01/29)	65	67,213

Environmental Control — 0.7%
Waste Management Inc., 3.45%, 06/15/29 (Call 03/15/29)	110	118,849

Food — 1.7%
Kraft Heinz Foods Co., 4.63%, 01/30/29 (Call 10/30/28)	135	147,463
Tyson Foods Inc., 4.35%, 03/01/29 (Call 12/01/28)	135	153,737

		301,200

Forest Products & Paper — 0.2%
Georgia-Pacific LLC, 7.75%, 11/15/29	25	35,981

Gas — 1.2%
NiSource Inc., 2.95%, 09/01/29 (Call 06/01/29)	135	136,311
Piedmont Natural Gas Co. Inc., 3.50%, 06/01/29 (Call 03/01/29)	78	83,851

		220,162

Health Care – Products — 0.2%
Boston Scientific Corp., 4.00%, 03/01/29 (Call 12/01/28)	25	27,827

Health Care – Services — 3.3%
Anthem Inc., 2.88%, 09/15/29 (Call 06/15/29)	85	84,192
CommonSpirit Health, 3.35%, 10/01/29 (Call 04/01/29)	100	100,974
HCA Inc., 4.13%, 06/15/29 (Call 03/15/29)	210	223,018
Humana Inc., 3.13%, 08/15/29 (Call 05/15/29)	80	81,094
Providence St Joseph Health Obligated Group, Series 19A, 2.53%, 10/01/29 (Call 07/01/29)	100	99,336

		588,614

Home Furnishings — 1.1%
Leggett & Platt Inc., 4.40%, 03/15/29 (Call 12/15/28)	45	48,996
Whirlpool Corp., 4.75%, 02/26/29 (Call 11/26/28)	135	151,174

		200,170

Insurance — 4.9%
American International Group Inc., 4.25%, 03/15/29 (Call 12/15/28)	75	83,263
Aon Corp., 3.75%, 05/02/29 (Call 02/02/29)	195	210,354
Brown & Brown Inc., 4.50%, 03/15/29 (Call 12/15/28)	80	87,116
CNO Financial Group Inc., 5.25%, 05/30/29 (Call 02/28/29)	55	60,655
Marsh & McLennan Companies Inc., 4.38%, 03/15/29 (Call 12/15/28)	130	148,369
PartnerRe Finance B LLC, 3.70%, 07/02/29 (Call 04/02/29)	75	78,528
Progressive Corp. (The), 4.00%, 03/01/29 (Call 12/01/28)	100	112,677
Unum Group, 4.00%, 06/15/29 (Call 03/15/29)	85	89,324

		870,286

SCHEDULE OF INVESTMENTS	91

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel — 0.4%
ArcelorMittal, 4.25%, 07/16/29	$70	$71,172

Lodging — 0.6%
Las Vegas Sands Corp., 3.90%, 08/08/29 (Call 05/08/29)	105	108,503

Machinery — 1.4%
Deere & Co., 5.38%, 10/16/29	65	81,766
John Deere Capital Corp., 2.80%, 07/18/29	107	110,592
Roper Technologies Inc., 2.95%, 09/15/29 (Call 06/15/29)	60	60,868

		253,226

Manufacturing — 3.3%
3M Co.
2.38%, 08/26/29 (Call 05/26/29)	180	179,562
3.38%, 03/01/29 (Call 12/01/28)	65	70,095
Ingersoll-Rand Luxembourg Finance SA, 3.80%, 03/21/29 (Call 12/21/28)	125	133,632
Parker-Hannifin Corp., 3.25%, 06/14/29 (Call 03/14/29)	190	199,392

		582,681

Media — 3.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.05%, 03/30/29 (Call 12/30/28)	135	152,073
Discovery Communications LLC, 4.13%, 05/15/29 (Call 02/15/29)	90	96,020
Fox Corp., 4.71%, 01/25/29 (Call 10/25/28)(a)	175	199,231
Walt Disney Co. (The), 2.00%, 09/01/29 (Call 06/01/29)	105	102,456

		549,780

Mining — 0.5%
Newmont Goldcorp Corp., 2.80%, 10/01/29 (Call 07/01/29)	90	89,212

Oil & Gas — 4.4%
Cimarex Energy Co., 4.38%, 03/15/29 (Call 12/15/28)	110	114,754
ConocoPhillips Holding Co., 6.95%, 04/15/29	140	190,593
Occidental Petroleum Corp., 3.50%, 08/15/29 (Call 05/15/29)	170	172,241
Total Capital International SA, 3.46%, 02/19/29 (Call 11/19/28)	160	174,314
Valero Energy Corp., 4.00%, 04/01/29 (Call 01/01/29)	130	138,966

		790,868

Packaging & Containers — 1.0%
WRKCo Inc., 4.90%, 03/15/29 (Call 12/15/28)	160	183,650

Pharmaceuticals — 6.5%
AstraZeneca PLC, 4.00%, 01/17/29 (Call 10/17/28)	150	167,907
Bristol-Myers Squibb Co., 3.40%, 07/26/29 (Call 04/26/29)(a)	340	365,898
CVS Health Corp., 3.25%, 08/15/29 (Call 05/15/29)	230	232,311
Eli Lilly & Co., 3.38%, 03/15/29 (Call 12/15/28)	195	211,877
Pfizer Inc., 3.45%, 03/15/29 (Call 12/15/28)	165	179,677

		1,157,670

Pipelines — 3.1%
Boardwalk Pipelines LP, 4.80%, 05/03/29 (Call 02/03/29)	40	42,583
Energy Transfer Operating LP, 5.25%, 04/15/29 (Call 01/15/29)	135	151,733
Enterprise Products Operating LLC, 3.13%, 07/31/29 (Call 04/30/29)	80	82,204
MPLX LP, 4.80%, 02/15/29 (Call 11/15/28)	75	82,604
ONEOK Inc., 3.40%, 09/01/29 (Call 06/01/29)	125	124,580
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/29 (Call 09/15/29)	75	71,910

		555,614

Real Estate Investment Trusts — 10.0%
Alexandria Real Estate Equities Inc., 2.75%, 12/15/29 (Call 09/15/29)	105	104,215
American Homes 4 Rent LP, 4.90%, 02/15/29 (Call 11/15/28)	80	90,834
American Tower Corp., 3.80%, 08/15/29 (Call 05/15/29)	225	240,565

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Boston Properties LP, 3.40%, 06/21/29 (Call 03/21/29)	$135	$142,394
Brixmor Operating Partnership LP, 4.13%, 05/15/29 (Call 02/15/29)	120	129,851
Camden Property Trust, 3.15%, 07/01/29 (Call 04/01/29)	122	128,454
Digital Realty Trust LP, 3.60%, 07/01/29 (Call 04/01/29)	110	115,539
EPR Properties, 3.75%, 08/15/29 (Call 05/15/29)	70	71,119
ERP Operating LP, 3.00%, 07/01/29 (Call 04/01/29)	25	25,958
GLP Capital LP/GLP Financing II Inc., 5.30%, 01/15/29 (Call 10/15/28)	89	98,650
Hudson Pacific Properties LP, 4.65%, 04/01/29 (Call 01/01/29)	90	99,945
Mid-America Apartments LP, 3.95%, 03/15/29 (Call 12/15/28)	100	110,235
Omega Healthcare Investors Inc., 3.63%, 10/01/29 (Call 07/01/29)	50	50,409
Sabra Health Care LP/Sabra Capital Corp., 3.90%, 10/15/29 (Call 07/15/29)	85	84,655
Service Properties Trust, 4.95%, 10/01/29 (Call 07/01/29)	60	60,146
Ventas Realty LP, 4.40%, 01/15/29 (Call 10/15/28)	135	150,729
Welltower Inc., 4.13%, 03/15/29 (Call 09/15/28)	70	76,847

		1,780,545

Retail — 4.3%
Home Depot Inc. (The), 2.95%, 06/15/29 (Call 03/15/29)	175	183,752
Lowe’s Companies Inc., 3.65%, 04/05/29 (Call 01/05/29)	200	215,010
McDonald’s Corp., 2.63%, 09/01/29 (Call 06/01/29)	165	165,704
Walmart Inc., 3.25%, 07/08/29 (Call 04/08/29)	190	205,595

		770,061

Semiconductors — 3.7%
Broadcom Inc., 4.75%, 04/15/29 (Call 01/15/29)(a)	255	270,310
Lam Research Corp., 4.00%, 03/15/29 (Call 12/15/28)	130	143,626
NXP BV/NXP Funding LLC/NXP USA Inc., 4.30%, 06/18/29 (Call 03/18/29)(a)	140	149,243
Texas Instruments Inc., 2.25%, 09/04/29 (Call 06/04/29)	102	100,973

		664,152

Software — 1.9%
Fiserv Inc., 3.50%, 07/01/29 (Call 04/01/29)	330	348,896

Telecommunications — 4.7%
AT&T Inc., 4.35%, 03/01/29 (Call 12/01/28)	275	303,449
Motorola Solutions Inc., 4.60%, 05/23/29 (Call 02/23/29)	80	87,847
Verizon Communications Inc.
4.02%, 12/03/29 (Call 09/03/29)(a)	120	134,334
4.02%, 12/03/29 (Call 09/03/29)	275	307,849

		833,479

Transportation — 2.0%
FedEx Corp., 3.10%, 08/05/29 (Call 05/05/29)	78	78,052
Union Pacific Corp., 3.70%, 03/01/29 (Call 12/01/28)	260	284,336

		362,388

Trucking & Leasing — 0.2%
GATX Corp., 4.70%, 04/01/29 (Call 01/01/29)	35	39,209

Water — 0.1%
Aqua America Inc., 3.57%, 05/01/29 (Call 02/01/29)	25	26,843

Total Corporate Bonds & Notes — 98.4% (Cost: $17,387,753)		17,590,805

92	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(b)(c)	78	$78,000

Total Short-Term Investments — 0.5% (Cost: $78,000)		78,000

Total Investments in Securities — 98.9% (Cost: $17,465,753)		17,668,805

Other Assets, Less Liabilities — 1.1%		203,149

Net Assets — 100.0%		$17,871,954

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 09/17/19 (000)	(a)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	—		78	78	$78,000	$186	$—		$—

(a)	The Fund commenced operations on September 17, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$17,590,805	$—	$17,590,805
Money Market Funds	78,000	—	—	78,000

	$78,000	$17,590,805	$—	$17,668,805

See notes to financial statements.

SCHEDULE OF INVESTMENTS	93

Statements of Assets and Liabilities

October 31, 2019

	iShares iBonds Dec 2019 Term Corporate ETF	iShares iBonds Dec 2020 Term Corporate ETF	iShares iBonds Dec 2021 Term Corporate ETF	iShares iBonds Dec 2022 Term Corporate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$69,471,978	$1,188,609,700	$1,312,606,571	$1,034,698,594
Affiliated(c)	576,147,090	90,315,019	57,538,995	42,939,153
Cash	719	228,487	344	358
Receivables:
Investments sold	25,240	5,136	2,048,948	1,554,140
Securities lending income — Affiliated	1,154	7,267	13,282	11,503
Capital shares sold	—	207,284	27,674	560,849
Dividends	878,996	85,096	14,300	10,784
Interest	895,213	9,372,024	10,811,890	8,257,021

Total assets	647,420,390	1,288,830,013	1,383,062,004	1,088,032,402

LIABILITIES
Collateral on securities loaned, at value	836,750	26,984,445	39,034,427	36,230,620
Payables:
Investments purchased	—	7,336,875	17,037,266	5,498,285
Investment advisory fees	13,192	101,169	109,176	85,534

Total liabilities	849,942	34,422,489	56,180,869	41,814,439

NET ASSETS	$646,570,448	$1,254,407,524	$1,326,881,135	$1,046,217,963

NET ASSETS CONSIST OF:
Paid-in capital	$645,671,507	$1,246,397,715	$1,308,601,088	$1,021,881,704
Accumulated earnings	898,941	8,009,809	18,280,047	24,336,259

NET ASSETS	$646,570,448	$1,254,407,524	$1,326,881,135	$1,046,217,963

Shares outstanding	26,000,000	49,500,000	53,100,000	41,300,000

Net asset value	$24.87	$25.34	$24.99	$25.33

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$779,095	$25,939,345	$37,651,142	$35,351,442
(b) Investments, at cost — Unaffiliated	$69,472,025	$1,183,251,184	$1,297,056,803	$1,013,446,609
(c) Investments, at cost — Affiliated	$576,146,663	$90,309,282	$57,522,851	$42,926,559

See notes to financial statements.

94	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

October 31, 2019

	iShares iBonds Dec 2023 Term Corporate ETF	iShares iBonds Dec 2024 Term Corporate ETF	iShares iBonds Dec 2025 Term Corporate ETF	iShares iBonds Dec 2026 Term Corporate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$862,480,891	$641,307,446	$500,449,182	$363,523,892
Affiliated(c)	36,349,754	36,533,773	28,260,609	22,871,639
Cash	829	77	959	—
Receivables:
Investments sold	1,370,796	5,401,735	2,412,318	1,586,562
Securities lending income — Affiliated	10,399	10,514	7,068	5,863
Capital shares sold	46,030	200,981	52,796	27,639
Dividends	4,080	1,552	4,280	1,953
Interest	7,476,740	5,656,821	4,756,853	2,925,365

Total assets	907,739,519	689,112,899	535,944,065	390,942,913

LIABILITIES
Bank overdraft	—	—	—	14,576
Collateral on securities loaned, at value	33,490,608	35,539,530	25,237,218	21,902,328
Payables:
Investments purchased	1,452,340	4,399,033	2,132,338	531,076
Investment advisory fees	71,570	52,358	42,124	30,392

Total liabilities	35,014,518	39,990,921	27,411,680	22,478,372

NET ASSETS	$872,725,001	$649,121,978	$508,532,385	$368,464,541

NET ASSETS CONSIST OF:
Paid-in capital	$845,092,631	$623,006,126	$483,810,048	$348,762,330
Accumulated earnings	27,632,370	26,115,852	24,722,337	19,702,211

NET ASSETS	$872,725,001	$649,121,978	$508,532,385	$368,464,541

Shares outstanding	34,100,000	25,250,000	19,600,000	14,450,000

Net asset value	$25.59	$25.71	$25.95	$25.50

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$32,549,544	$34,542,675	$24,550,432	$21,304,534
(b) Investments, at cost — Unaffiliated	$835,758,065	$616,140,545	$476,174,964	$344,434,737
(c) Investments, at cost — Affiliated	$36,340,446	$36,525,353	$28,253,605	$22,865,194

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Assets and Liabilities  (continued)

October 31, 2019

	iShares iBonds Dec 2027 Term Corporate ETF	iShares iBonds Dec 2028 Term Corporate ETF	iShares iBonds Dec 2029 Term Corporate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$246,816,042	$110,859,206	$17,590,805
Affiliated(c)	24,073,687	5,754,945	78,000
Cash	849	649	731
Receivables:
Investments sold	733,007	152,719	52,959
Securities lending income — Affiliated	7,436	1,652	—
Capital shares sold	10,701	52,210	134,891
Dividends	1,225	808	126
Interest	2,223,485	994,519	150,488

Total assets	273,866,432	117,816,708	18,008,000

LIABILITIES
Collateral on securities loaned, at value	23,293,292	5,158,875	—
Payables:
Investments purchased	217,622	211,251	134,891
Investment advisory fees	19,914	9,112	1,155

Total liabilities	23,530,828	5,379,238	136,046

NET ASSETS	$250,335,604	$112,437,470	$17,871,954

NET ASSETS CONSIST OF:
Paid-in capital	$237,715,486	$105,792,395	$17,623,672
Accumulated earnings	12,620,118	6,645,075	248,282

NET ASSETS	$250,335,604	$112,437,470	$17,871,954

Shares outstanding	9,650,000	4,050,000	700,000

Net asset value	$25.94	$27.76	$25.53

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$22,690,097	$5,076,983	$—
(b) Investments, at cost — Unaffiliated	$234,782,287	$104,437,312	$17,387,753
(c) Investments, at cost — Affiliated	$24,068,288	$5,753,620	$78,000

See notes to financial statements.

96	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended October 31, 2019

	iShares iBonds Dec 2019 Term Corporate ETF	iShares iBonds Dec 2020 Term Corporate ETF	iShares iBonds Dec 2021 Term Corporate ETF	iShares iBonds Dec 2022 Term Corporate ETF

INVESTMENT INCOME
Dividends — Affiliated	$6,612,435	$521,708	$131,197	$97,676
Interest — Unaffiliated	10,523,767	28,386,554	30,920,277	23,869,018
Interest — Affiliated	156,853	321,464	180,763	193,696
Securities lending income — Affiliated — net	116,414	92,246	159,448	110,906
Other income — Unaffiliated	1,561	2,129	698	—

Total investment income	17,411,030	29,324,101	31,392,383	24,271,296

EXPENSES
Investment advisory fees	748,276	1,078,229	1,084,061	789,385

Total expenses	748,276	1,078,229	1,084,061	789,385

Less:
Investment advisory fees waived	(272,906)	(21,867)	(5,305)	(4,046)

Total expenses after fees waived	475,370	1,056,362	1,078,756	785,339

Net investment income	16,935,660	28,267,739	30,313,627	23,485,957

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(75,167)	59,135	327,253	813,562
Investments — Affiliated	20,802	13,151	12,501	6,859
In-kind redemptions — Unaffiliated	93,686	102,645	36,865	—
In-kind redemptions — Affiliated	460	786	—	—

Net realized gain	39,781	175,717	376,619	820,421

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	2,923,645	14,833,517	30,860,799	34,520,355
Investments — Affiliated	43,063	115,612	94,486	148,574

Net change in unrealized appreciation (depreciation)	2,966,708	14,949,129	30,955,285	34,668,929

Net realized and unrealized gain	3,006,489	15,124,846	31,331,904	35,489,350

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,942,149	$43,392,585	$61,645,531	$58,975,307

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Operations  (continued)

Year Ended October 31, 2019

	iShares iBonds Dec 2023 Term Corporate ETF	iShares iBonds Dec 2024 Term Corporate ETF	iShares iBonds Dec 2025 Term Corporate ETF	iShares iBonds Dec 2026 Term Corporate ETF

INVESTMENT INCOME
Dividends — Affiliated	$55,470	$34,220	$48,031	$28,150
Interest — Unaffiliated	21,608,165	15,809,104	14,249,001	9,000,121
Interest — Affiliated	101,813	61,802	71,493	—
Securities lending income — Affiliated — net	101,888	83,278	57,949	50,462
Other income — Unaffiliated	—	1,132	3,608	336

Total investment income	21,867,336	15,989,536	14,430,082	9,079,069

EXPENSES
Investment advisory fees	667,774	460,726	409,846	249,906

Total expenses	667,774	460,726	409,846	249,906

Less:
Investment advisory fees waived	(2,235)	(1,361)	(1,963)	(1,143)

Total expenses after fees waived	665,539	459,365	407,883	248,763

Net investment income	21,201,797	15,530,171	14,022,199	8,830,306

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(163,639)	(43,241)	(82,703)	(124,188)
Investments — Affiliated	7,599	3,243	1,892	1,014
In-kind redemptions — Unaffiliated	—	—	95,682	—

Net realized gain (loss)	(156,040)	(39,998)	14,871	(123,174)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	39,075,529	34,075,296	37,690,917	25,889,557
Investments — Affiliated	66,021	44,762	99,276	5,380

Net change in unrealized appreciation (depreciation)	39,141,550	34,120,058	37,790,193	25,894,937

Net realized and unrealized gain	38,985,510	34,080,060	37,805,064	25,771,763

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,187,307	$49,610,231	$51,827,263	$34,602,069

See notes to financial statements.

98	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended October 31, 2019

	iShares iBonds Dec 2027 Term Corporate ETF	iShares iBonds Dec 2028 Term Corporate ETF	iShares iBonds Dec 2029 Term Corporate ETF	(a)

INVESTMENT INCOME
Dividends — Affiliated	$18,671	$7,051	$186
Interest — Unaffiliated	6,165,077	2,395,950	44,574
Interest — Affiliated	33,311	12,825	—
Securities lending income — Affiliated — net	70,545	13,932	—

Total investment income	6,287,604	2,429,758	44,760

EXPENSES
Investment advisory fees	169,991	62,471	1,520

Total expenses	169,991	62,471	1,520

Less:
Investment advisory fees waived	(760)	(290)	(9)

Total expenses after fees waived	169,231	62,181	1,511

Net investment income	6,118,373	2,367,577	43,249

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(30,873)	5,763	1,981
Investments — Affiliated	989	745	—
In-kind redemptions — Unaffiliated	44,783	44,316	—

Net realized gain	14,899	50,824	1,981

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	18,408,303	6,664,137	203,052
Investments — Affiliated	34,092	1,175	—

Net change in unrealized appreciation (depreciation)	18,442,395	6,665,312	203,052

Net realized and unrealized gain	18,457,294	6,716,136	205,033

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,575,667	$9,083,713	$248,282

(a)	For the period from September 17, 2019 (commencement of operations) to October 31, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	99

Statements of Changes in Net Assets

	iShares iBonds Dec 2019 Term Corporate ETF		iShares iBonds Dec 2020 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,935,660	$11,785,459	$28,267,739	$14,467,785
Net realized gain (loss)	39,781	(142,900)	175,717	(98,752)
Net change in unrealized appreciation (depreciation)	2,966,708	(2,973,123)	14,949,129	(10,752,642)

Net increase in net assets resulting from operations	19,942,149	8,669,436	43,392,585	3,616,391

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(16,940,036)	(11,268,602)	(26,994,507)	(13,606,400)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(45,088,034)	272,239,721	423,056,576	393,417,775

NET ASSETS
Total increase (decrease) in net assets	(42,085,921)	269,640,555	439,454,654	383,427,766
Beginning of year	688,656,369	419,015,814	814,952,870	431,525,104

End of year	$646,570,448	$688,656,369	$1,254,407,524	$814,952,870

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

100	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2021 Term Corporate ETF		iShares iBonds Dec 2022 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,313,627	$17,168,525	$23,485,957	$12,452,264
Net realized gain (loss)	376,619	(431,902)	820,421	(25,696)
Net change in unrealized appreciation (depreciation)	30,955,285	(17,347,507)	34,668,929	(16,427,707)

Net increase (decrease) in net assets resulting from operations	61,645,531	(610,884)	58,975,307	(4,001,139)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(28,993,663)	(16,306,637)	(22,408,886)	(11,875,351)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	465,070,156	364,469,404	474,206,946	199,514,373

NET ASSETS
Total increase in net assets	497,722,024	347,551,883	510,773,367	183,637,883
Beginning of year	829,159,111	481,607,228	535,444,596	351,806,713

End of year	$1,326,881,135	$829,159,111	$1,046,217,963	$535,444,596

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	101

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2023 Term Corporate ETF		iShares iBonds Dec 2024 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 21,201,797	$ 11,440,886	$ 15,530,171	$ 7,810,267
Net realized loss	(156,040)	(1,007,507)	(39,998)	(474,885)
Net change in unrealized appreciation (depreciation)	39,141,550	(14,593,059)	34,120,058	(11,413,521)

Net increase (decrease) in net assets resulting from operations	60,187,307	(4,159,680)	49,610,231	(4,078,139)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(20,221,775)	(10,781,663)	(14,698,531)	(7,330,966)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	354,498,825	276,238,494	315,007,693	146,028,038

NET ASSETS
Total increase in net assets	394,464,357	261,297,151	349,919,393	134,618,933
Beginning of year	478,260,644	216,963,493	299,202,585	164,583,652

End of year	$872,725,001	$478,260,644	$649,121,978	$299,202,585

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

102	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2025 Term Corporate ETF		iShares iBonds Dec 2026 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,022,199	$10,254,854	$8,830,306	$4,157,538
Net realized gain (loss)	14,871	(735,969)	(123,174)	(178,328)
Net change in unrealized appreciation (depreciation)	37,790,193	(17,156,978)	25,894,937	(6,928,583)

Net increase (decrease) in net assets resulting from operations	51,827,263	(7,638,093)	34,602,069	(2,949,373)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(13,682,593)	(9,798,126)	(8,306,569)	(3,884,951)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	139,663,399	112,481,742	189,638,770	83,309,751

NET ASSETS
Total increase in net assets	177,808,069	95,045,523	215,934,270	76,475,427
Beginning of year	330,724,316	235,678,793	152,530,271	76,054,844

End of year	$508,532,385	$330,724,316	$368,464,541	$152,530,271

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	103

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2027 Term Corporate ETF		iShares iBonds Dec 2028 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Period From 09/18/18 to 10/31/18 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,118,373	$3,564,500	$2,367,577	$82,792
Net realized gain (loss)	14,899	(25,197)	50,824	(861)
Net change in unrealized appreciation (depreciation)	18,442,395	(6,380,221)	6,665,312	(242,093)

Net increase (decrease) in net assets resulting from operations	24,575,667	(2,840,918)	9,083,713	(160,162)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(5,871,695)	(3,221,210)	(2,234,019)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	94,887,843	132,823,659	67,189,202	38,558,736

NET ASSETS
Total increase in net assets	113,591,815	126,761,531	74,038,896	38,398,574
Beginning of year	136,743,789	9,982,258	38,398,574	—

End of year	$250,335,604	$136,743,789	$112,437,470	$38,398,574

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

104	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2029 Term Corporate ETF
	Period From 09/17/19 to 10/31/19	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,249
Net realized gain	1,981
Net change in unrealized appreciation (depreciation)	203,052

Net increase in net assets resulting from operations	248,282

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	17,623,672

NET ASSETS
Total increase in net assets	17,871,954
Beginning of period	—

End of period	$17,871,954

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	105

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds Dec 2019 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 03/10/15 to 10/31/15	(a) (b)

Net asset value, beginning of period	$24.77	$24.94	$25.05	$24.75	$24.75

Net investment income(c)	0.56	0.51	0.47	0.50	0.32
Net realized and unrealized gain (loss)(d)	0.10	(0.19)	(0.12)	0.29	(0.05)

Net increase from investment operations	0.66	0.32	0.35	0.79	0.27

Distributions(e)
From net investment income	(0.56)	(0.48)	(0.46)	(0.49)	(0.27)
From net realized gain	—	(0.01)	—	—	—

Total distributions	(0.56)	(0.49)	(0.46)	(0.49)	(0.27)

Net asset value, end of period	$24.87	$24.77	$24.94	$25.05	$24.75

Total Return
Based on net asset value	2.69%	1.32%	1.41%	3.20%	1.14	%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.06%	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	2.26%	2.08%	1.89%	2.00%	1.98	%(g)

Supplemental Data
Net assets, end of period (000)	$646,570	$688,656	$419,016	$194,110	$25,993

Portfolio turnover rate(h)	0%	5%	7%	7%	3	%(f)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

106	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2020 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 12/02/14 to 10/31/15	(a) (b)

Net asset value, beginning of period	$24.96	$25.46	$25.58	$25.14	$25.00

Net investment income(c)	0.66	0.59	0.56	0.60	0.56
Net realized and unrealized gain (loss)(d)	0.36	(0.53)	(0.13)	0.42	0.05

Net increase from investment operations	1.02	0.06	0.43	1.02	0.61

Distributions(e)
From net investment income	(0.64)	(0.56)	(0.55)	(0.58)	(0.47)

Total distributions	(0.64)	(0.56)	(0.55)	(0.58)	(0.47)

Net asset value, end of period	$25.34	$24.96	$25.46	$25.58	$25.14

Total Return
Based on net asset value	4.14%	0.26%	1.71%	4.12%	2.47	%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	2.62%	2.36%	2.21%	2.34%	2.43	%(g)

Supplemental Data
Net assets, end of period (000)	$1,254,408	$814,953	$431,525	$212,332	$45,250

Portfolio turnover rate(h)	8%	5%	4%	6%	10	%(f)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	107

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2021 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 03/10/15 to 10/31/15	(a) (b)

Net asset value, beginning of period	$24.24	$24.95	$25.13	$24.51	$24.75

Net investment income(c)	0.69	0.64	0.62	0.64	0.41
Net realized and unrealized gain (loss)(d)	0.73	(0.74)	(0.20)	0.61	(0.30)

Net increase (decrease) from investment operations	1.42	(0.10)	0.42	1.25	0.11

Distributions(e)
From net investment income	(0.67)	(0.61)	(0.60)	(0.63)	(0.35)

Total distributions	(0.67)	(0.61)	(0.60)	(0.63)	(0.35)

Net asset value, end of period	$24.99	$24.24	$24.95	$25.13	$24.51

Total Return
Based on net asset value	5.94%	(0.39)%	1.71%	5.17%	0.46	%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	2.80%	2.61%	2.49%	2.58%	2.60	%(g)

Supplemental Data
Net assets, end of period (000)	$1,326,881	$829,159	$481,607	$206,029	$17,157

Portfolio turnover rate(h)	8%	6%	3%	14%	2	%(f)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

108	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2022 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16	Period From 03/10/15 to 10/31/15	(a) (b)

Net asset value, beginning of period	$24.17	$25.13		$25.31	$24.43	$24.75

Net investment income(c)	0.74	0.70		0.70	0.74	0.46
Net realized and unrealized gain (loss)(d)	1.14	(0.99)		(0.20)	0.86	(0.39)

Net increase (decrease) from investment operations	1.88	(0.29)		0.50	1.60	0.07

Distributions(e)
From net investment income	(0.72)	(0.67)		(0.68)	(0.72)	(0.39)
From net realized gain	—	(0.00	)(f)	—	—	—

Total distributions	(0.72)	(0.67)		(0.68)	(0.72)	(0.39)

Net asset value, end of period	$25.33	$24.17		$25.13	$25.31	$24.43

Total Return
Based on net asset value	7.90%	(1.14)%		2.01%	6.66%	0.30	%(g)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%		0.10%	0.10%	0.10	%(h)

Total expenses after fees waived	0.10%	0.10%		0.10%	0.10%	0.10	%(h)

Net investment income	2.98%	2.85%		2.78%	2.95%	2.89	%(h)

Supplemental Data
Net assets, end of period (000)	$1,046,218	$535,445		$351,807	$137,958	$13,437

Portfolio turnover rate(i)	9%	2%		7%	10%	6	%(g)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Rounds to less than $0.01.
(g)	Not annualized.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	109

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2023 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 03/11/15 to 10/31/15	(a) (b)

Net asset value, beginning of period	$24.09	$25.23	$25.33	$24.34	$24.75

Net investment income(c)	0.79	0.76	0.75	0.78	0.47
Net realized and unrealized gain (loss)(d)	1.48	(1.16)	(0.12)	0.96	(0.48)

Net increase (decrease) from investment operations	2.27	(0.40)	0.63	1.74	(0.01)

Distributions(e)
From net investment income	(0.77)	(0.73)	(0.73)	(0.75)	(0.40)
From net realized gain	—	(0.01)	—	—	—

Total distributions	(0.77)	(0.74)	(0.73)	(0.75)	(0.40)

Net asset value, end of period	$25.59	$24.09	$25.23	$25.33	$24.34

Total Return
Based on net asset value	9.59%	(1.61)%	2.57%	7.27%	(0.01	)%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	3.18%	3.12%	3.00%	3.10%	2.98	%(g)

Supplemental Data
Net assets, end of period (000)	$872,725	$478,261	$216,963	$86,120	$10,952

Portfolio turnover rate(h)	5%	8%	8%	16%	7	%(f)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

110	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2024 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 03/11/15 to 10/31/15	(a) (b)

Net asset value, beginning of period	$23.84	$25.13	$25.22	$24.18	$24.75

Net investment income(c)	0.84	0.81	0.81	0.82	0.49
Net realized and unrealized gain (loss)(d)	1.85	(1.32)	(0.11)	1.02	(0.64)

Net increase (decrease) from investment operations	2.69	(0.51)	0.70	1.84	(0.15)

Distributions(e)
From net investment income	(0.82)	(0.78)	(0.79)	(0.80)	(0.42)

Total distributions	(0.82)	(0.78)	(0.79)	(0.80)	(0.42)

Net asset value, end of period	$25.71	$23.84	$25.13	$25.22	$24.18

Total Return
Based on net asset value	11.48%	(2.06)%	2.85%	7.75%	(0.58	)%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	3.37%	3.35%	3.25%	3.30%	3.15	%(g)

Supplemental Data
Net assets, end of period (000)	$649,122	$299,203	$164,584	$63,053	$10,880

Portfolio turnover rate(h)	14%	6%	8%	4%	3	%(f)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2025 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 03/11/15 to 10/31/15	(a) (b)

Net asset value, beginning of period	$23.62	$25.07	$25.21	$24.11	$24.75

Net investment income(c)	0.85	0.84	0.84	0.85	0.52
Net realized and unrealized gain (loss)(d)	2.32	(1.48)	(0.16)	1.07	(0.71)

Net increase (decrease) from investment operations	3.17	(0.64)	0.68	1.92	(0.19)

Distributions(e)
From net investment income	(0.84)	(0.81)	(0.82)	(0.82)	(0.45)

Total distributions	(0.84)	(0.81)	(0.82)	(0.82)	(0.45)

Net asset value, end of period	$25.95	$23.62	$25.07	$25.21	$24.11

Total Return
Based on net asset value	13.68%	(2.58)%	2.82%	8.10%	(0.77	)%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	3.42%	3.48%	3.40%	3.42%	3.33	%(g)

Supplemental Data
Net assets, end of period (000)	$508,532	$330,724	$235,679	$69,340	$10,850

Portfolio turnover rate(h)	6%	5%	5%	6%	56	%(f)

(a)	Commencement of operations.
(b)	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

112	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2026 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Period From 09/13/16 to 10/31/16	(a)

Net asset value, beginning of period	$22.94	$24.53	$24.83	$24.75

Net investment income(b)	0.86	0.83	0.80	0.09
Net realized and unrealized gain (loss)(c)	2.54	(1.63)	(0.28)	(0.01)

Net increase (decrease) from investment operations	3.40	(0.80)	0.52	0.08

Distributions(d)
From net investment income	(0.84)	(0.79)	(0.82)	—

Total distributions	(0.84)	(0.79)	(0.82)	—

Net asset value, end of period	$25.50	$22.94	$24.53	$24.83

Total Return
Based on net asset value	15.11%	(3.31)%	2.20%	0.32	%(e)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10	%(f)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10	%(f)

Net investment income	3.53%	3.54%	3.30%	2.85	%(f)

Supplemental Data
Net assets, end of period (000)	$368,465	$152,530	$76,055	$13,658

Portfolio turnover rate(g)	9%	3%	6%	2	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2027 Term Corporate ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Period From 09/12/17 to 10/31/17	(a)

Net asset value, beginning of period	$23.18	$24.96	$24.86

Net investment income(b)	0.89	0.89	0.11
Net realized and unrealized gain (loss)(c)	2.75	(1.79)	(0.01)

Net increase (decrease) from investment operations	3.64	(0.90)	0.10

Distributions(d)
From net investment income	(0.88)	(0.88)	—

Total distributions	(0.88)	(0.88)	—

Net asset value, end of period	$25.94	$23.18	$24.96

Total Return
Based on net asset value	16.00%	(3.67)%	0.40	%(e)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10	%(f)

Total expenses after fees waived	0.10%	0.10%	0.10	%(f)

Net investment income	3.60%	3.75%	3.19	%(f)

Supplemental Data
Net assets, end of period (000)	$250,336	$136,744	$9,982

Portfolio turnover rate(g)	4%	5%	2	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

114	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2028 Term Corporate ETF
	Year Ended 10/31/19	Period From 09/18/18 to 10/31/18	(a)

Net asset value, beginning of period	$24.77	$25.00

Net investment income(b)	1.01	0.12
Net realized and unrealized gain (loss)(c)	3.06	(0.35)

Net increase (decrease) from investment operations	4.07	(0.23)

Distributions(d)
From net investment income	(1.08)	—

Total distributions	(1.08)	—

Net asset value, end of period	$27.76	$24.77

Total Return
Based on net asset value	16.87%	(0.92	)%(e)

Ratios to Average Net Assets
Total expenses	0.10%	0.10	%(f)

Total expenses after fees waived	0.10%	0.10	%(f)

Net investment income	3.79%	4.22	%(f)

Supplemental Data
Net assets, end of period (000)	$112,437	$38,399

Portfolio turnover rate(g)	6%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2029 Term Corporate ETF
	Period From 09/17/19 to 10/31/19	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.09
Net realized and unrealized gain(c)	0.44

Net increase from investment operations	0.53

Net asset value, end of period	$25.53

Total Return
Based on net asset value	2.12	%(d)

Ratios to Average Net Assets
Total expenses	0.10	%(e)

Total expenses after fees waived	0.10	%(e)

Net investment income	2.84	%(e)

Supplemental Data
Net assets, end of period (000)	$17,872

Portfolio turnover rate(f)	1	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

116	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Dec 2019 Term Corporate	Diversified
iBonds Dec 2020 Term Corporate	Diversified
iBonds Dec 2021 Term Corporate	Diversified
iBonds Dec 2022 Term Corporate	Diversified
iBonds Dec 2023 Term Corporate	Diversified
iBonds Dec 2024 Term Corporate	Diversified
iBonds Dec 2025 Term Corporate	Diversified
iBonds Dec 2026 Term Corporate(a)	Diversified
iBonds Dec 2027 Term Corporate	Non-diversified
iBonds Dec 2028 Term Corporate	Non-diversified
iBonds Dec 2029 Term Corporate(b)	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(b)	The Fund commenced operations on September 17, 2019.

Planned Fund Liquidation: In accordance with its prospectus and its investment objective, the iShares iBonds Dec 2019 Corporate ETF ceased trading after the close of business on December 16, 2019, when all of the bonds included in the Fund’s underlying index matured. Proceeds of the liquidation are currently scheduled to be sent to shareholders on December 19, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock FundAdvisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

118	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
iBonds Dec 2019 Term Corporate
BofA Securities, Inc.	$2,002	$1,310		$—	$(692	)(b)
Deutsche Bank Securities Inc.	135,753	135,753		—	—
Goldman Sachs & Co.	9,001	9,001		—	—
Morgan Stanley & Co. LLC	632,339	632,339		—	—

	$779,095	$778,403		$—	$(692)

iBonds Dec 2020 Term Corporate
Barclays Bank PLC	$317,406	$317,406		$—	$—
BMO Capital Markets	1,052,763	1,052,763		—	—
BNP Paribas Prime Brokerage International Ltd.	4,011,569	4,011,569		—	—
BofA Securities, Inc.	3,450,653	3,450,653		—	—
Credit Suisse Securities (USA) LLC	225,302	225,302		—	—
Goldman Sachs & Co.	7,052,232	7,052,232		—	—
HSBC Securities (USA) Inc.	101,636	101,636		—	—
JPMorgan Securities LLC	9,664,433	9,664,433		—	—
Scotia Capital (USA) Inc.	48,309	48,309		—	—
SG Americas Securities LLC	1,010	1,010		—	—
UBS AG	14,032	14,032		—	—

	$25,939,345	$25,939,345		$—	$—

iBonds Dec 2021 Term Corporate
BNP Paribas Prime Brokerage International Ltd.	$1,134,398	$1,134,398		$—	$—
BofA Securities, Inc.	4,938,018	4,938,018		—	—
Citadel Clearing LLC	2,555,478	2,555,478		—	—
Citigroup Global Markets Inc.	922,178	922,178		—	—
Credit Suisse Securities (USA) LLC	4,240,855	4,240,855		—	—
Goldman Sachs & Co.	2,743,629	2,743,629		—	—
HSBC Securities (USA) Inc.	780,259	780,259		—	—
JPMorgan Securities LLC	14,608,782	14,608,782		—	—
Morgan Stanley & Co. LLC	2,932,676	2,932,676		—	—
Scotia Capital (USA) Inc.	2,794,869	2,794,869		—	—

	$37,651,142	$37,651,142		$—	$—

iBonds Dec 2022 Term Corporate
Barclays Bank PLC	$2,504,835	$2,504,835		$—	$—
BNP Paribas Prime Brokerage International Ltd.	398,064	398,064		—	—
BofA Securities, Inc.	8,732,433	8,732,433		—	—
Citigroup Global Markets Inc.	302,801	302,801		—	—
Credit Suisse Securities (USA) LLC	874,097	874,097		—	—
Deutsche Bank Securities Inc.	14,272	14,272		—	—
Goldman Sachs & Co.	3,763,458	3,763,458		—	—
HSBC Securities (USA) Inc.	4,079,614	4,079,614		—	—
JPMorgan Securities LLC	11,643,690	11,643,690		—	—
Morgan Stanley & Co. LLC	2,409,914	2,409,914		—	—
Nomura Securities International Inc.	628,264	628,264		—	—

	$35,351,442	$35,351,442		$—	$—

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
iBonds Dec 2023 Term Corporate
BNP Paribas Prime Brokerage International Ltd.	$260,382	$260,382		$—	$—
BofA Securities, Inc.	4,036,119	4,036,119		—	—
Citadel Clearing LLC	1,464,694	1,464,694		—	—
Citigroup Global Markets Inc.	2,022,326	2,022,326		—	—
Credit Suisse Securities (USA) LLC	3,348,183	3,348,183		—	—
Goldman Sachs & Co.	14,555,253	14,555,253		—	—
HSBC Securities (USA) Inc.	251,861	251,861		—	—
JPMorgan Securities LLC	4,100,284	4,100,284		—	—
Morgan Stanley & Co. LLC	2,186,374	2,186,374		—	—
Nomura Securities International Inc.	324,068	324,068		—	—

	$32,549,544	$32,549,544		$—	$—

iBonds Dec 2024 Term Corporate
Barclays Bank PLC	$451,027	$451,027		$—	$—
BMO Capital Markets	269,375	269,375		—	—
BNP Paribas Prime Brokerage International Ltd.	2,990,342	2,990,342		—	—
BofA Securities, Inc.	3,295,111	3,295,111		—	—
Citadel Clearing LLC	1,225,494	1,225,494		—	—
Citigroup Global Markets Inc.	1,874,530	1,874,530		—	—
Credit Suisse Securities (USA) LLC	6,361,462	6,361,462		—	—
Goldman Sachs & Co.	12,693,587	12,693,587		—	—
HSBC Securities (USA) Inc.	105,468	105,468		—	—
Jefferies LLC	82,126	82,126		—	—
JPMorgan Securities LLC	2,377,751	2,377,751		—	—
Morgan Stanley & Co. LLC	2,434,408	2,434,408		—	—
Nomura Securities International Inc.	381,994	381,994		—	—

	$34,542,675	$34,542,675		$—	$—

iBonds Dec 2025 Term Corporate
Barclays Bank PLC	$2,709,170	$2,709,170		$—	$—
BofA Securities, Inc.	1,167,964	1,167,964		—	—
Citadel Clearing LLC	4,296,775	4,296,775		—	—
Citigroup Global Markets Inc.	909,304	909,304		—	—
Credit Suisse Securities (USA) LLC	1,849,096	1,849,096		—	—
Goldman Sachs & Co.	6,159,157	6,159,157		—	—
HSBC Securities (USA) Inc.	291,571	291,571		—	—
Jefferies LLC	452,141	452,141		—	—
JPMorgan Securities LLC	3,435,459	3,435,459		—	—
Morgan Stanley & Co. LLC	1,388,005	1,388,005		—	—
Scotia Capital (USA) Inc.	212,476	212,476		—	—
UBS AG	1,679,314	1,679,314		—	—

	$24,550,432	$24,550,432		$—	$—

iBonds Dec 2026 Term Corporate
Barclays Bank PLC	$21,852	$21,852		$—	$—
BMO Capital Markets	44,436	44,436		—	—
Citigroup Global Markets Inc.	833,670	833,670		—	—
Credit Suisse Securities (USA) LLC	111,298	111,298		—	—
Goldman Sachs & Co.	7,230,602	7,230,602		—	—
HSBC Securities (USA) Inc.	1,883,575	1,883,575		—	—
Jefferies LLC	1,945,065	1,945,065		—	—
JPMorgan Securities LLC	3,310,222	3,310,222		—	—
Morgan Stanley & Co. LLC	698,323	698,323		—	—
RBC Capital Markets LLC	5,225,491	5,225,491		—	—

	$21,304,534	$21,304,534		$—	$—

120	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
iBonds Dec 2027 Term Corporate
Barclays Bank PLC	$3,082,690	$3,082,690		$—	$—
BofA Securities, Inc.	488,912	488,912		—	—
Citadel Clearing LLC	1,489,827	1,489,827		—	—
Citigroup Global Markets Inc.	1,044,255	1,044,255		—	—
Credit Suisse Securities (USA) LLC	444,165	444,165		—	—
JPMorgan Securities LLC	4,716,710	4,716,710		—	—
Morgan Stanley & Co. LLC	1,149,573	1,149,573		—	—
Nomura Securities International Inc.	115,730	115,730		—	—
RBC Capital Markets LLC	839,912	839,912		—	—
Scotia Capital (USA) Inc.	266,225	266,225		—	—
TD Prime Services LLC	536,564	536,564		—	—
Wells Fargo Securities LLC	8,515,534	8,515,534		—	—

	$22,690,097	$22,690,097		$—	$—

iBonds Dec 2028 Term Corporate
Barclays Capital Inc.	$412,087	$412,087		$—	$—
BofA Securities, Inc.	1,648,863	1,648,863		—	—
Citadel Clearing LLC	76,245	76,245		—	—
Citigroup Global Markets Inc.	129,213	129,213		—	—
Jefferies LLC	62,358	62,358		—	—
JPMorgan Securities LLC	2,748,217	2,748,217		—	—

	$5,076,983	$5,076,983		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
iBonds Dec 2019 Term Corporate	$38,703
iBonds Dec 2020 Term Corporate	32,181
iBonds Dec 2021 Term Corporate	56,095
iBonds Dec 2022 Term Corporate	38,890
iBonds Dec 2023 Term Corporate	35,719
iBonds Dec 2024 Term Corporate	28,680
iBonds Dec 2025 Term Corporate	20,686
iBonds Dec 2026 Term Corporate	18,038
iBonds Dec 2027 Term Corporate	21,489
iBonds Dec 2028 Term Corporate	4,796

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
iBonds Dec 2019 Term Corporate	$—	$491,378,444
iBonds Dec 2020 Term Corporate	81,287,122	117,685,921
iBonds Dec 2021 Term Corporate	94,562,576	80,784,893
iBonds Dec 2022 Term Corporate	84,274,496	70,821,632
iBonds Dec 2023 Term Corporate	46,809,074	32,733,145
iBonds Dec 2024 Term Corporate	80,093,722	64,894,790
iBonds Dec 2025 Term Corporate	30,184,929	24,024,277
iBonds Dec 2026 Term Corporate	45,848,593	21,932,584
iBonds Dec 2027 Term Corporate	17,716,309	6,381,422
iBonds Dec 2028 Term Corporate	18,180,719	4,072,181
iBonds Dec 2029 Term Corporate	7,928,917	180,588

122	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Dec 2019 Term Corporate	$137,964,808	$91,825,824
iBonds Dec 2020 Term Corporate	405,882,775	10,039,457
iBonds Dec 2021 Term Corporate	454,685,127	3,582,419
iBonds Dec 2022 Term Corporate	460,320,843	—
iBonds Dec 2023 Term Corporate	337,737,810	—
iBonds Dec 2024 Term Corporate	297,293,533	—
iBonds Dec 2025 Term Corporate	135,102,216	3,561,954
iBonds Dec 2026 Term Corporate	163,887,307	—
iBonds Dec 2027 Term Corporate	85,999,943	3,518,900
iBonds Dec 2028 Term Corporate	57,220,031	4,900,412
iBonds Dec 2029 Term Corporate	9,645,479	—

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
iBonds Dec 2019 Term Corporate	$94,146	$(94,146)
iBonds Dec 2020 Term Corporate	103,431	(103,431)
iBonds Dec 2021 Term Corporate	36,866	(36,866)
iBonds Dec 2025 Term Corporate	90,526	(90,526)
iBonds Dec 2027 Term Corporate	39,828	(39,828)
iBonds Dec 2028 Term Corporate	44,457	(44,457)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18
iBonds Dec 2019 Term Corporate
Ordinary income	$16,940,036	$11,182,728
Long-term capital gains	—	85,874

	$16,940,036	$11,268,602

iBonds Dec 2020 Term Corporate
Ordinary income	$26,994,507	$13,606,400

iBonds Dec 2021 Term Corporate
Ordinary income	$28,993,663	$16,306,637

iBonds Dec 2022 Term Corporate
Ordinary income	$22,408,886	$11,803,880
Long-term capital gains	—	71,471

	$22,408,886	$11,875,351

iBonds Dec 2023 Term Corporate
Ordinary income	$20,221,775	$10,662,386
Long-term capital gains	—	119,277

	$20,221,775	$10,781,663

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18
iBonds Dec 2024 Term Corporate
Ordinary income	$14,698,531	$7,330,966

iBonds Dec 2025 Term Corporate
Ordinary income	$13,682,593	$9,798,126

iBonds Dec 2026 Term Corporate
Ordinary income	$8,306,569	$3,884,951

iBonds Dec 2027 Term Corporate
Ordinary income	$5,871,695	$3,221,210

iBonds Dec 2028 Term Corporate
Ordinary income	$2,234,019	$—

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
iBonds Dec 2019 Term Corporate	$1,101,204	$—	$(202,165)	$(98)		$898,941
iBonds Dec 2020 Term Corporate	2,701,761	—	(42,503)	5,350,551		8,009,809
iBonds Dec 2021 Term Corporate	2,879,060	—	(126,448)	15,527,435		18,280,047
iBonds Dec 2022 Term Corporate	2,951,719	186,661	—	21,197,879		24,336,259
iBonds Dec 2023 Term Corporate	2,124,307	—	(958,210)	26,466,273		27,632,370
iBonds Dec 2024 Term Corporate	1,613,039	—	(350,448)	24,853,261		26,115,852
iBonds Dec 2025 Term Corporate	1,287,340	—	(671,433)	24,106,430		24,722,337
iBonds Dec 2026 Term Corporate	932,838	—	(238,681)	19,008,054		19,702,211
iBonds Dec 2027 Term Corporate	631,906	—	(33,146)	12,021,358		12,620,118
iBonds Dec 2028 Term Corporate	231,398	2,673	—	6,411,004		6,645,075
iBonds Dec 2029 Term Corporate	45,230	—	—	203,052		248,282

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

For the year ended October 31, 2019, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
iBonds Dec 2020 Term Corporate	$71,583
iBonds Dec 2021 Term Corporate	339,702
iBonds Dec 2022 Term Corporate	20,986
iBonds Dec 2024 Term Corporate	128,759

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds Dec 2019 Term Corporate	$645,619,166	$13,194	$(13,292)	$(98)
iBonds Dec 2020 Term Corporate	1,273,574,168	5,362,135	(11,584)	5,350,551
iBonds Dec 2021 Term Corporate	1,354,618,131	15,533,412	(5,977)	15,527,435
iBonds Dec 2022 Term Corporate	1,056,439,868	21,249,142	(51,263)	21,197,879
iBonds Dec 2023 Term Corporate	872,364,372	26,504,247	(37,974)	26,466,273
iBonds Dec 2024 Term Corporate	652,987,958	24,877,296	(24,035)	24,853,261
iBonds Dec 2025 Term Corporate	504,603,361	24,127,678	(21,248)	24,106,430
iBonds Dec 2026 Term Corporate	367,387,477	19,041,247	(33,193)	19,008,054
iBonds Dec 2027 Term Corporate	258,868,371	12,106,900	(85,542)	12,021,358
iBonds Dec 2028 Term Corporate	110,203,147	6,430,541	(19,537)	6,411,004
iBonds Dec 2029 Term Corporate	17,465,753	207,163	(4,111)	203,052

124	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

iBonds Dec 2019 Term Corporate
Shares sold	6,100,000	$151,173,497	11,450,000	$283,378,472
Shares redeemed	(7,900,000)	(196,261,531)	(450,000)	(11,138,751)

Net increase(decrease)	(1,800,000)	$(45,088,034)	11,000,000	$272,239,721

iBonds Dec 2020 Term Corporate
Shares sold	17,250,000	$433,187,371	15,700,000	$393,417,775
Shares redeemed	(400,000)	(10,130,795)	—	—

Net increase	16,850,000	$423,056,576	15,700,000	$393,417,775

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements  (continued)

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount

iBonds Dec 2021 Term Corporate
Shares sold	19,050,000	$468,738,914	14,900,000	$364,469,404
Shares redeemed	(150,000)	(3,668,758)	—	—

Net increase	18,900,000	$465,070,156	14,900,000	$364,469,404

iBonds Dec 2022 Term Corporate
Shares sold	19,150,000	$474,206,946	9,350,000	$228,958,685
Shares redeemed	—	—	(1,200,000)	(29,444,312)

Net increase	19,150,000	$474,206,946	8,150,000	$199,514,373

iBonds Dec 2023 Term Corporate
Shares sold	14,250,000	$354,498,825	11,250,000	$276,238,494

iBonds Dec 2024 Term Corporate
Shares sold	12,700,000	$315,007,693	6,000,000	$146,028,038

iBonds Dec 2025 Term Corporate
Shares sold	5,750,000	$143,322,444	4,900,000	$119,642,358
Shares redeemed	(150,000)	(3,659,045)	(300,000)	(7,160,616)

Net increase	5,600,000	$139,663,399	4,600,000	$112,481,742

iBonds Dec 2026 Term Corporate
Shares sold	7,800,000	$189,638,770	3,550,000	$83,309,751

iBonds Dec 2027 Term Corporate
Shares sold	3,900,000	$98,457,613	5,500,000	$132,823,659
Shares redeemed	(150,000)	(3,569,770)	—	—

Net increase	3,750,000	$94,887,843	5,500,000	$132,823,659

iBonds Dec 2028 Term Corporate
Shares sold	2,700,000	$72,171,847	1,550,000	$38,558,736
Shares redeemed	(200,000)	(4,982,645)	—	—

Net increase	2,500,000	$67,189,202	1,550,000	$38,558,736

	Period Ended 10/31/19
iShares ETF	Shares	Amount

iBonds Dec 2029 Term Corporate
Shares sold	700,000	$17,623,672

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

126	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	127

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares iBonds Dec 2019 Term Corporate ETF,

iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF,

iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF,

iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF,

iShares iBonds Dec 2026 Term Corporate ETF, iShares iBonds Dec 2027 Term Corporate ETF,

iShares iBonds Dec 2028 Term Corporate ETF and iShares iBonds Dec 2029 Term Corporate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF, iShares iBonds Dec 2027 Term Corporate ETF, iShares iBonds Dec 2028 Term Corporate ETF and iShares iBonds Dec 2029 Term Corporate ETF (eleven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF and iShares iBonds Dec 2027 Term Corporate ETF: statements of operations for the year ended October 31, 2019 and statements of changes in net assets for each of the two years in the period ended October 31, 2019.

iShares iBonds Dec 2028 Term Corporate ETF: statement of operations for the year ended October 31, 2019 and statement of changes in net assets for the year ended October 31, 2019 and the period September 18, 2018 (commencement of operations) to October 31, 2018.

iShares iBonds Dec 2029 Term Corporate ETF: statements of operations and changes in net assets for the period September 17, 2019 (commencement of operations) to October 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

128	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
iBonds Dec 2019 Term Corporate	$13,903,461
iBonds Dec 2020 Term Corporate	23,194,988
iBonds Dec 2021 Term Corporate	23,227,283
iBonds Dec 2022 Term Corporate	18,909,404
iBonds Dec 2023 Term Corporate	16,661,978
iBonds Dec 2024 Term Corporate	12,505,086
iBonds Dec 2025 Term Corporate	11,672,324
iBonds Dec 2026 Term Corporate	6,971,776
iBonds Dec 2027 Term Corporate	5,275,978
iBonds Dec 2028 Term Corporate	1,987,715
iBonds Dec 2029 Term Corporate	38,406

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
iBonds Dec 2019 Term Corporate	$3,302,079
iBonds Dec 2020 Term Corporate	258,998
iBonds Dec 2021 Term Corporate	65,203
iBonds Dec 2022 Term Corporate	48,886
iBonds Dec 2023 Term Corporate	27,648
iBonds Dec 2024 Term Corporate	17,079
iBonds Dec 2025 Term Corporate	24,057
iBonds Dec 2026 Term Corporate	14,144
iBonds Dec 2027 Term Corporate	9,404
iBonds Dec 2028 Term Corporate	3,534
iBonds Dec 2029 Term Corporate	185

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

IMPORTANT TAX INFORMATION	129

Board Review and Approval of Investment Advisory Contract

I. iShares iBonds Dec 2019 Term Corporate ETF, iShares iBonds Dec 2020 Term Corporate ETF, iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF, iShares iBonds Dec 2027 Term Corporate ETF, iShares iBonds Dec 2028 Term Corporate ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

130	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	131

Board Review and Approval of Investment Advisory Contract  (continued)

II. iShares iBonds Dec 2029 Term Corporate ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on September 12-13, 2019, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates

132	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	133

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds Dec 2019 Term Corporate(a)	$0.556520	$—	$0.003165	$0.559685	99%	—%	1%		100%
iBonds Dec 2020 Term Corporate	0.640101	—	—	0.640101	100	—	—		100
iBonds Dec 2021 Term Corporate(a)	0.669417	—	0.000695	0.670112	100	—	0	(b)	100
iBonds Dec 2022 Term Corporate(a)	0.719815	—	0.002365	0.722180	100	—	0	(b)	100
iBonds Dec 2023 Term Corporate(a)	0.772965	—	0.000012	0.772977	100	—	0	(b)	100
iBonds Dec 2024 Term Corporate(a)	0.818761	—	0.000366	0.819127	100	—	0	(b)	100
iBonds Dec 2025 Term Corporate(a)	0.841251	—	0.002827	0.844078	100	—	0	(b)	100
iBonds Dec 2026 Term Corporate(a)	0.838192	—	0.003845	0.842037	100	—	0	(b)	100
iBonds Dec 2027 Term Corporate(a)	0.873272	—	0.002408	0.875680	100	—	0	(b)	100
iBonds Dec 2028 Term Corporate(a)	1.054186	—	0.025766	1.079952	98	—	2		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

134	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares iBonds Dec 2019 Term Corporate ETF

Period Covered: March 12, 2015 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	0.35%
Greater than 0.5% and Less than 1.0%	319	27.81
Greater than 0.0% and Less than 0.5%	680	59.29
At NAV	6	0.52
Less than 0.0% and Greater than –0.5%	138	12.03

	1,147	100.00%

iShares iBonds Dec 2020 Term Corporate ETF

Period Covered: December 04, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.08%
Greater than 2.5% and Less than 3.0%	3	0.25
Greater than 2.0% and Less than 2.5%	6	0.49
Greater than 1.5% and Less than 2.0%	9	0.74
Greater than 1.0% and Less than 1.5%	29	2.39
Greater than 0.5% and Less than 1.0%	280	23.08
Greater than 0.0% and Less than 0.5%	865	71.32
At NAV	4	0.33
Less than 0.0% and Greater than –0.5%	15	1.24
Less than –0.5% and Greater than –1.0%	1	0.08

	1,213	100.00%

iShares iBonds Dec 2021 Term Corporate ETF

Period Covered: March 12, 2015 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	0.26%
Greater than 1.0% and Less than 1.5%	26	2.27
Greater than 0.5% and Less than 1.0%	314	27.38
Greater than 0.0% and Less than 0.5%	802	69.91
At NAV	1	0.09
Less than 0.0% and Greater than –0.5%	1	0.09

	1,147	100.00%

iShares iBonds Dec 2022 Term Corporate ETF

Period Covered: March 12, 2015 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.09%
Greater than 1.0% and Less than 1.5%	18	1.57
Greater than 0.5% and Less than 1.0%	295	25.72
Greater than 0.0% and Less than 0.5%	828	72.18
At NAV	1	0.09
Less than 0.0% and Greater than –0.5%	4	0.35

	1,147	100.00%

SUPPLEMENTAL INFORMATION	135

Supplemental Information  (unaudited) (continued)

iShares iBonds Dec 2023 Term Corporate ETF

Period Covered: March 12, 2015 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.09%
Greater than 2.0% and Less than 2.5%	1	0.09
Greater than 1.5% and Less than 2.0%	6	0.52
Greater than 1.0% and Less than 1.5%	25	2.18
Greater than 0.5% and Less than 1.0%	287	25.02
Greater than 0.0% and Less than 0.5%	818	71.32
At NAV	3	0.26
Less than 0.0% and Greater than –0.5%	6	0.52

	1,147	100.00%

iShares iBonds Dec 2024 Term Corporate ETF

Period Covered: March 12, 2015 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	5	0.44%
Greater than 1.0% and Less than 1.5%	16	1.39
Greater than 0.5% and Less than 1.0%	291	25.37
Greater than 0.0% and Less than 0.5%	829	72.27
At NAV	1	0.09
Less than 0.0% and Greater than –0.5%	5	0.44

	1,147	100.00%

iShares iBonds Dec 2025 Term Corporate ETF

Period Covered: March 12, 2015 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.09%
Greater than 1.0% and Less than 1.5%	11	0.96
Greater than 0.5% and Less than 1.0%	294	25.63
Greater than 0.0% and Less than 0.5%	821	71.58
At NAV	4	0.35
Less than 0.0% and Greater than –0.5%	16	1.39

	1,147	100.00%

iShares iBonds Dec 2026 Term Corporate ETF

Period Covered: September 15, 2016 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.13%
Greater than 0.5% and Less than 1.0%	47	6.14
Greater than 0.0% and Less than 0.5%	703	91.89
At NAV	7	0.92
Less than 0.0% and Greater than –0.5%	7	0.92

	765	100.00%

136	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares iBonds Dec 2027 Term Corporate ETF

Period Covered: September 14, 2017 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	35	6.81%
Greater than 0.0% and Less than 0.5%	459	89.30
At NAV	2	0.39
Less than 0.0% and Greater than –0.5%	18	3.50

	514	100.00%

iShares iBonds Dec 2028 Term Corporate ETF

Period Covered: September 20, 2018 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	46	17.83%
Greater than 0.0% and Less than 0.5%	210	81.39
At NAV	1	0.39
Less than 0.0% and Greater than –0.5%	1	0.39

	258	100.00%

iShares iBonds Dec 2029 Term Corporate ETF

Period Covered: September 19, 2019 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	7	87.50%
Less than 0.0% and Greater than –0.5%	1	12.50

	8	100.00%

SUPPLEMENTAL INFORMATION	137

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

138	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	139

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

140	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1012-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares iBonds Dec 2021 Term Muni Bond ETF | IBMJ | NYSE Arca
•	iShares iBonds Dec 2022 Term Muni Bond ETF | IBMK | NYSE Arca
•	iShares iBonds Dec 2023 Term Muni Bond ETF | IBML | Cboe BZX
•	iShares iBonds Dec 2024 Term Muni Bond ETF | IBMM | Cboe BZX
•	iShares iBonds Dec 2025 Term Muni Bond ETF | IBMN | Cboe BZX
•	iShares iBonds Dec 2026 Term Muni Bond ETF | IBMO | Cboe BZX
•	iShares iBonds Dec 2027 Term Muni Bond ETF | IBMP | Cboe BZX
•	iShares iBonds Dec 2028 Term Muni Bond ETF | IBMQ | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

Municipal Bond Market Overview

Municipal bonds advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays Municipal Bond Index returned 9.42% compared with the 11.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond performance.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

In addition to declining interest rates, municipal bond performance was also aided by relatively strong demand amid low rates of issuance. Demand was driven in part by the effects of a provision in a 2017 tax law that capped individual income tax deductions for state and local taxes. Consequently, investors with higher incomes turned to tax-exempt municipal bonds as a way to offset this reduced deduction, resulting in lower municipal bond yields. Simultaneously, supply was relatively low due in part to recent changes in the tax code that eliminated tax-exemption status for “advance refunding” municipal bonds, which are issued by municipalities when prevailing interest rates are low in order to refinance existing bonds prior to maturity. This change reduced demand for advance refunding bonds, which meant lower issuance of municipal bonds and constrained supply.

Among individual states, bonds issued by New York and California both posted notable returns, in part due to demand generated by the cap on the state and local tax deductions. Consequently, tax payers subject to the highest tax rates in states with comparatively high income taxes, such as New York and California, sought to reduce tax liabilities by purchasing home-state municipal bonds, which was a source of demand.

Tax revenues grew in many states, and the fiscal outlook for state governments was generally positive, so some states chose to increase contributions to “rainy day” funds, which are designed to provide a financial cushion against future revenue shortfalls. Changes to the tax code in 2017, which reduced certain exemptions and deductions, also indirectly benefited some states. Investors seeking to understand the tax implications of municipal bonds or other investments should always seek consultation from tax professionals.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2021 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2020 and before December 2, 2021, as represented by the S&P AMT-Free Municipal Series Dec 2021 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	3.74%	2.06%	3.74%	8.86%
Fund Market	3.78	2.07	3.78	8.90
Index	3.88	2.09	3.88	8.99

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/15. The first day of secondary market trading was 9/3/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,014.80	$ 0.91		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2021 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	27.4%
AA+	23.3
AA	16.6
AA-	10.1
A+	5.9
A	3.6
A-	0.4
BBB+	0.7
BBB	0.1
BBB-	1.1
Not Rated	9.4
Short-Term and Other Assets	1.4

TEN LARGEST STATES

State(a)	Percent of Net Assets
Texas	11.1%
New York	7.6
California	7.4
Virginia	6.8
Washington	6.1
Florida	5.5
Ohio	4.6
Maryland	4.2
Massachusetts	3.2
North Carolina	3.1

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2022 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2021 and before December 2, 2022, as represented by the S&P AMT-Free Municipal Series Dec 2022 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	5.04%	2.56%	5.04%	11.12%
Fund Market	5.08	2.59	5.08	11.24
Index	5.17	2.61	5.17	11.33

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/15. The first day of secondary market trading was 9/3/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,019.40	$ 0.92		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2022 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	27.1%
AA+	23.2
AA	15.3
AA-	10.0
A+	6.4
A	3.9
A-	0.5
BBB+	0.8
BBB	0.1
BBB-	1.3
Not Rated	10.1
Short-Term and Other Assets	1.3

TEN LARGEST STATES

State(a)	Percent of Net Assets
Texas	10.2%
New York	9.6
California	7.0
Washington	5.8
Florida	4.9
Virginia	4.7
Ohio	4.1
Massachusetts	4.1
Maryland	3.8
North Carolina	3.5

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2023 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2022 and before December 2, 2023, as represented by the S&P AMT-Free Municipal Series Dec 2023 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	6.31%	2.79%	6.31%	7.29%
Fund Market	6.47	2.88	6.47	7.54
Index	6.51	2.83	6.51	7.39

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/11/17. The first day of secondary market trading was 4/13/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,023.50	$ 0.92		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2023 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	29.8%
AA+	20.5
AA	17.4
AA-	10.4
A+	6.5
A	3.2
A-	0.3
BBB+	1.2
BBB	0.6
BBB-	1.4
Not Rated	7.4
Short-Term and Other Assets	1.3

TEN LARGEST STATES

State(a)	Percent of Net Assets
Texas	12.9%
New York	9.0
California	7.7
Virginia	5.5
Washington	5.4
Wisconsin	4.9
Florida	4.3
Maryland	3.7
Ohio	3.5
Arizona	3.5

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2024 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2024 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2023 and before December 2, 2024, as represented by the S&P AMT-Free Municipal Series Dec 2024 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	7.91%	5.27%	7.91%	8.66%
Fund Market	7.99	5.39	7.99	8.87
Index	7.99	5.22	7.99	8.55

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/20/18. The first day of secondary market trading was 3/22/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,028.30	$ 0.92		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2024 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	28.0%
AA+	20.9
AA	17.5
AA-	12.3
A+	5.8
A	3.7
A-	0.2
BBB+	1.3
BBB	0.1
BBB-	1.2
Not Rated	7.5
Short-Term and Other Assets	1.5

TEN LARGEST STATES

State(a)	Percent of Net Assets
Texas	12.9%
New York	11.0
California	9.0
Virginia	5.9
Washington	5.6
Florida	4.5
Maryland	3.1
Arizona	2.9
Massachusetts	2.8
Ohio	2.7

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	11

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2025 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2025 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2024 and before December 2, 2025, as represented by the S&PAMT-Free Municipal Series Dec 2025 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	10.22%
Fund Market	10.42
Index	9.15

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/13/18. The first day of secondary market trading was 11/15/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,032.50	$ 0.92		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2025 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	28.5%
AA+	20.3
AA	14.9
AA-	13.1
A+	6.5
A	3.9
A-	0.9
BBB+	1.1
BBB-	1.4
Not Rated	8.0
Short-Term and Other Assets	1.4

TEN LARGEST STATES

State(a)	Percent of Net Assets
Texas	13.2%
California	12.3
New York	9.8
Washington	5.8
Virginia	4.7
Florida	4.3
Massachusetts	3.5
Maryland	3.4
Ohio	3.0
Arizona	3.0

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	13

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2026 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2026 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds expected to mature or be redeemed before December 2, 2026, as represented by the S&P AMT-Free Municipal Series Callable-Adjusted Dec 2026 IndexTM (the “Index”) (formerly the S&P AMT-Free Municipal Callable Factor Adjusted 2026 Series IndexTM). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	4.28%
Fund Market	4.52
Index	4.07

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/2/19. The first day of secondary market trading was 4/4/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,037.40	$ 0.92		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2026 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	29.8%
AA+	20.0
AA	17.2
AA-	13.5
A+	5.8
A	2.7
BBB+	0.8
BBB-	0.6
Not Rated	7.8
Short-Term and Other Assets	1.8

TEN LARGEST STATES

State(a)	Percent of Net Assets
Texas	12.7%
California	12.0
New York	10.7
Florida	6.0
Washington	5.1
Virginia	4.7
Ohio	3.3
Arizona	3.1
Massachusetts	2.8
Pennsylvania	2.8

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	15

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2027 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2027 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds expected to mature or be redeemed before December 2, 2027, as represented by the S&P AMT-Free Municipal Series Callable-Adjusted Dec 2027 IndexTM (the “Index”) (formerly the S&P AMT-Free Municipal Callable Factor Adjusted 2027 Series IndexTM). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	4.63%
Fund Market	4.88
Index	4.65

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/9/19. The first day of secondary market trading was 4/11/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,038.50	$ 0.92		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2027 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	27.7%
AA+	26.2
AA	14.3
AA-	12.0
A+	2.9
A	4.1
A-	0.4
BBB+	0.9
BBB-	2.0
Not Rated	7.9
Short-Term and Other Assets	1.6

TEN LARGEST STATES

State(a)	Percent of Net Assets
California	11.7%
New York	11.5
Texas	11.2
Washington	7.4
Tennessee	4.3
Florida	3.8
Illinois	3.2
Ohio	3.1
Virginia	3.0
Maryland	3.0

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	17

Fund Summary as of October 31, 2019	iShares® iBonds® Dec 2028 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2028 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds expected to mature or be redeemed before December 2, 2028, as represented by the S&P AMT-Free Municipal Series Callable-Adjusted Dec 2028 IndexTM (the “Index”) (formerly the S&P AMT-Free Municipal Callable Factor Adjusted 2028 Series IndexTM). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	5.15%
Fund Market	5.39
Index	5.05

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/19. The first day of secondary market trading was 4/18/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,043.60	$ 0.93		$ 1,000.00	$ 1,024.30	$ 0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBonds® Dec 2028 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	30.9%
AA+	17.8
AA	18.4
AA-	12.8
A+	5.8
A	3.7
BBB+	0.3
BBB-	1.4
Not Rated	7.6
Short-Term and Other Assets	1.3

TEN LARGEST STATES

State(a)	Percent of Net Assets
Texas	14.3%
New York	10.8
California	10.6
Florida	6.8
Maryland	5.5
Ohio	4.5
Washington	4.1
Massachusetts	3.4
Virginia	3.1
Georgia	3.0

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.0%
Alabama Federal Aid Highway Finance Authority RB
4.00%, 09/01/21	$90	$94,417
5.00%, 09/01/21	530	566,789
Alabama Public School & College Authority RB
5.00%, 03/01/21	150	157,651
Series A, 5.00%, 02/01/21	165	172,890
Series A, 5.00%, 05/01/21	100	105,739
Series B, 5.00%, 01/01/21	195	203,703
Series B, 5.00%, 05/01/21	145	153,322
Auburn University RB, Series A, 5.00%, 06/01/21	100	106,040
City of Huntsville AL GO
Series A, 5.00%, 08/01/21	90	95,989
Series A, 5.00%, 03/01/22 (PR 09/01/21)	115	122,820
State of Alabama GO
Series A, 5.00%, 08/01/21	785	837,234
Series A, 5.00%, 11/01/21	100	107,600
University of Alabama (The) RB, Series A, 5.00%, 07/01/21	370	392,947

		3,117,141

Alaska — 0.1%
City of Anchorage AK Electric Revenue RB, Series A, 4.00%, 12/01/21	35	36,951
Municipality of Anchorage AK GO, Series B, 5.00%, 09/01/21 (NPFGC)	50	53,456
State of Alaska GO, Series A, 4.00%, 08/01/21	125	130,991

		221,398

Arizona — 2.9%
Arizona Board of Regents COP
Series A, 5.00%, 06/01/21	460	487,338
Series B, 5.00%, 06/01/21	125	132,429
Series C, 5.00%, 06/01/21	105	111,240
Arizona Department of Transportation State Highway Fund Revenue RB, Series A, 5.00%, 07/01/21	280	297,702
Arizona School Facilities Board COP, Series A, 5.00%, 09/01/21	250	267,330
Arizona State University RB, Series A, 5.00%, 07/01/21	170	180,834
Arizona Transportation Board RB, 5.00%, 07/01/21	990	1,052,828
Arizona Water Infrastructure Finance Authority RB
Series A, 5.00%, 10/01/21	715	767,230
Series A, 5.00%, 10/01/21 (ETM)	50	53,652
City of Phoenix AZ GO, 4.00%, 07/01/21	215	225,144
City of Phoenix AZ GOL, Series C, 4.00%, 07/01/21	25	26,180
City of Phoenix Civic Improvement Corp. RB
4.00%, 07/01/21	40	41,874
5.00%, 07/01/21	575	611,475
Series A, 5.00%, 07/01/21	130	138,263
City of Scottsdale AZ GOL, 5.00%, 07/01/21	445	473,284
County of Pima AZ GO, 5.00%, 07/01/21	55	58,486
County of Pima AZ Sewer System Revenue RB
5.00%, 07/01/21	170	180,776
Series B, 5.00%, 07/01/21	135	143,558
Maricopa County Community College District GO
5.00%, 07/01/21	395	420,106
Series D, 4.00%, 07/01/21	205	214,672
Maricopa County Unified School District No. 48 Scottsdale GO, 5.00%, 07/01/21	170	180,805
Maricopa County Unified School District No. 80 Chandler GOL
4.00%, 07/01/21	150	157,077
5.00%, 07/01/21	300	319,068

Security	Par (000)	Value

Arizona (continued)
Pima County Regional Transportation Authority RB, 5.00%, 06/01/21	$275	$291,566
Salt River Project Agricultural Improvement & Power District RB
Series A, 5.00%, 01/01/21	500	522,315
Series A, 5.00%, 12/01/21	340	366,979
Scottsdale Municipal Property Corp. RB, 5.00%, 07/01/21	50	53,178
State of Arizona COP
5.00%, 09/01/21	100	106,894
5.00%, 10/01/21	180	192,971
University of Arizona (The) RB
4.00%, 08/01/21	115	120,736
5.00%, 06/01/21	350	371,196

		8,567,186

Arkansas — 0.6%
Arkansas Development Finance Authority RB, Series C, 5.00%, 06/01/21	190	201,476
State of Arkansas GO
5.00%, 04/01/21	200	210,810
5.00%, 06/15/21	745	791,093
5.00%, 10/01/21	365	391,733
University of Arkansas RB
Series A, 5.00%, 09/15/21	75	80,338
Series B, 5.00%, 11/01/21	30	32,294

		1,707,744

California — 7.4%
91 Express Lanes Toll Road RB, 5.00%, 08/15/21	50	53,594
Acalanes Union High School District GO, Series B, 0.00%, 08/01/46 (PR 08/01/21)(a)	350	57,040
Alameda Corridor Transportation Authority RB, Series A, 4.00%, 10/01/21	100	104,665
Alameda Unified School District-Alameda County/CA GO, Series A, 0.00%, 08/01/21 (AGM)(a)	25	24,438
Bay Area Toll Authority RB, Series F-1, 5.00%, 04/01/21	110	116,264
California Health Facilities Financing Authority RB, 5.00%, 08/15/21	25	26,820
California Infrastructure & Economic Development Bank RB
5.00%, 07/01/21	100	106,510
Series A-1, 5.00%, 10/01/21	35	37,702
California Municipal Finance Authority RB, Series A, 4.00%, 10/01/21	35	37,034
California State Public Works Board RB
5.00%, 06/01/21	50	53,012
5.00%, 09/01/21	200	213,976
Series A, 5.00%, 04/01/21	70	73,774
Series A, 5.00%, 09/01/21	165	176,530
Series C, 5.00%, 10/01/21	180	193,149
Series C, 5.00%, 11/01/21	500	538,105
Series D, 4.00%, 04/01/21	75	77,998
Series D, 5.00%, 12/01/21	150	161,871
Series E, 5.00%, 06/01/21	335	355,180
Series E, 5.00%, 09/01/21	195	208,627
Series F, 5.00%, 10/01/21 (ETM)	50	53,860
Series G, 5.00%, 05/01/21	75	79,281
Series G, 5.00%, 11/01/21	140	150,669
Series G, 5.25%, 12/01/26 (PR 12/01/21)	250	271,980
Series I, 4.00%, 11/01/21	160	169,051
Series I, 5.00%, 11/01/21	40	43,048

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California State University RB
Series A, 4.00%, 11/01/21	$105	$111,312
Series A, 5.00%, 11/01/21	340	367,129
California Statewide Communities Development Authority RB
5.00%, 05/15/21	50	52,842
Series A, 5.00%, 08/15/21	60	64,279
City & County of San Francisco CA GO, Series A, 5.00%, 06/15/21	25	26,613
City of Los Angeles CA GO, Series B, 5.00%, 09/01/21	215	230,837
City of Los Angeles CA Wastewater System Revenue RB
Series A, 5.00%, 06/01/21	50	53,174
Series C, 5.00%, 06/01/21	115	122,300
City of Los Angeles Department of Airports RB
Series B, 5.00%, 05/15/21	50	53,054
Series C, 5.00%, 05/15/21	30	31,832
City of San Francisco CA Public Utilities Commission Water Revenue RB, 5.00%, 11/01/21	175	188,820
City of Santa Rosa CA Wastewater Revenue RB, Series B, 0.00%, 09/01/21 (AMBAC)(a)	100	97,701
County of Los Angeles CA COP, 5.00%, 09/01/21	45	48,272
El Camino Community College District GO, Series C, 0.00%, 08/01/21(a)	35	34,302
Escondido Union High School District GO, 0.00%, 08/01/21 (AGC)(a)	75	73,365
Folsom Cordova Unified School District School Facilities Improvement Dist No. 2 GO, Series A, 0.00%, 10/01/21 (NPFGC)(a)	60	58,504
Fremont Union High School District GO
0.00%, 08/01/33 (PR 08/01/21)(a)	1,020	434,969
0.00%, 08/01/34 (PR 08/01/21)(a)	1,770	696,371
Garden Grove Unified School District GO, Series A, 0.00%, 08/01/21(a)	35	34,237
Grossmont Union High School District GO, 0.00%, 08/01/21 (AGM)(a)	280	273,944
Los Altos Elementary School District GO, 4.00%, 08/01/21	100	105,308
Los Angeles Community College District/CA GO
Series C, 5.00%, 08/01/21	70	74,885
Series I, 4.00%, 08/01/21	140	147,357
Los Angeles County Metropolitan Transportation Authority RB, Series A, 5.00%, 07/01/21	195	207,994
Los Angeles County Public Works Financing Authority RB, 5.00%, 08/01/21	80	85,539
Los Angeles Department of Water & Power System Revenue RB
5.00%, 07/01/21	50	53,349
Series A, 4.00%, 07/01/21	970	1,019,043
Series A, 4.50%, 07/01/21	290	307,043
Series A, 5.00%, 07/01/21	145	154,712
Series B, 5.00%, 07/01/21	15	16,005
Los Angeles Department of Water RB, 5.00%, 07/01/21	50	53,358
Los Angeles Unified School District/CA GO
Series A, 4.00%, 07/01/21	350	366,866
Series A, 5.00%, 07/01/21	205	218,238
Series A-1, 5.00%, 07/01/21	170	180,979
Series A-2, 5.00%, 07/01/21	155	165,010
Series C, 5.00%, 07/01/21	240	255,499
Series D, 5.00%, 07/01/21	215	228,885
Metropolitan Water District of Southern California RB, Series E, 5.00%, 07/01/21	160	170,662

Security	Par (000)	Value

California (continued)
Moreno Valley Unified School District/CA GO, 0.00%, 08/01/21 (NPFGC)(a)	$50	$48,868
Municipal Improvement Corp. of Los Angeles RB, Series B, 5.00%, 11/01/21	225	242,674
North Orange County Community College District/CA GO, Series B, 0.00%, 08/01/21 (NPFGC)(a)	75	73,442
Orange County Sanitation District RB, Series A, 5.00%, 02/01/21	15	15,752
Palo Alto Unified School District GO, 0.00%, 08/01/21(a)	20	19,591
Rancho Cucamonga Redevelopment Agency Successor Agency TA, 5.00%, 09/01/21 (AGM)	90	96,374
Regents of the University of California Medical Center Pooled Revenue RB, Series J, 5.00%, 05/15/21	60	63,683
Rocklin Unified School District GO, 0.00%, 08/01/21 (NPFGC)(a)	75	73,378
Sacramento Municipal Utility District RB, Series F, 5.00%, 08/15/21	105	112,470
San Diego Community College District GO
0.00%, 08/01/21(a)	100	97,955
5.00%, 08/01/21	100	107,032
San Diego County Regional Transportation Commission RB, Series A, 4.00%, 04/01/21	200	208,454
San Diego Regional Building Authority RB, Series A, 5.00%, 10/15/21	45	48,535
San Diego Unified School District/CA GO
Series A, 0.00%, 07/01/21 (NPFGC)(a)	765	749,960
Series R-3, 4.00%, 07/01/21	75	78,652
San Francisco City & County Airport Commission San Francisco International Airport RB
Second Series A, 5.00%, 05/01/21	100	105,877
Series D, 5.00%, 05/01/21	100	105,877
San Mateo County Community College District GO, 0.00%, 09/01/21 (NPFGC)(a)	250	244,740
San Mateo Union High School District GO, Series A, 5.00%, 09/01/21	100	107,366
Santa Ana Unified School District GO, Series A, 0.00%, 08/01/21(a)	100	97,600
Santa Clara Valley Transportation Authority RB, Series A, 5.00%, 06/01/21	500	531,740
Santa Monica Community College District GO, Series A, 0.00%, 08/01/21 (NPFGC)(a)	25	24,472
South Orange County Public Financing Authority ST, Series A, 5.00%, 08/15/21	50	53,530
Southern California Public Power Authority RB, Series A, 5.00%, 07/01/21	25	26,658
State of California Department of Water Resources Power Supply Revenue RB
Series N, 5.00%, 05/01/21	565	598,640
Series O, 5.00%, 05/01/21	745	789,357
State of California Department of Water Resources RB
5.00%, 12/01/21	315	341,022
Series AK, 5.00%, 12/01/21	465	503,414
State of California GO
4.00%, 09/01/21	140	147,419
4.00%, 10/01/21	65	68,600
5.00%, 02/01/21	405	424,574
5.00%, 04/01/21	435	458,829
5.00%, 08/01/21	750	800,850
5.00%, 09/01/21	1,720	1,842,138
5.00%, 10/01/21	630	676,764

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
5.00%, 11/01/21	$530	$571,303
5.00%, 12/01/21	305	329,739
Series B, 5.00%, 09/01/21	590	631,895
University of California RB
Series AB, 5.00%, 05/15/21	195	206,971
Series AO, 5.00%, 05/15/21	110	116,753
Ventura County Community College District GO, Series 2002-C, 0.00%, 08/01/21(a)	120	117,566

		22,209,281

Colorado — 0.7%
Board of Governors of Colorado State University System RB
Series B, 5.00%, 03/01/21	60	62,954
Series E, 5.00%, 03/01/21	175	183,617
City & County of Denver CO Airport System Revenue RB, Series B, 5.00%, 11/15/21	125	134,484
City & County of Denver CO COP, Series 2010-B, 4.00%, 12/01/21	20	21,178
City of Colorado Springs CO Utilities System Revenue RB, Series A, 5.00%, 11/15/21	50	53,874
Colorado Water Resources & Power Development Authority RB, Series A, 5.00%, 03/01/21	100	105,087
Denver City & County School District No. 1 GO
Series A, 5.00%, 12/01/21 (SAW)	100	107,957
Series A, 5.25%, 12/01/21 (NPFGC)	415	450,142
Series B, 4.00%, 12/01/21 (SAW)	125	132,389
Series C, 5.00%, 12/01/21 (SAW)	190	205,118
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/21 (NPFGC)(a)	35	34,132
University of Colorado RB
5.00%, 06/01/31 (PR 06/01/21)	275	291,610
Series A, 5.00%, 06/01/21	60	63,576
Series B, 4.25%, 06/01/21	100	104,792

		1,950,910

Connecticut — 1.5%
City of Stamford CT GO
4.00%, 07/01/21	100	104,785
5.00%, 08/01/21	75	80,072
Connecticut State Health & Educational Facilities Authority RB
Series E, 5.00%, 07/01/21	25	26,572
Series O, 4.00%, 11/01/21	35	36,798
Series X-2, 1.80%, 07/01/37 (Put 02/09/21)(b)(c)	400	402,648
State of Connecticut Clean Water Fund — State Revolving Fund RB, Series A, 5.00%, 03/01/21	100	105,155
State of Connecticut GO
Series A, 5.00%, 03/15/21	100	105,138
Series A, 5.00%, 10/15/21	305	327,363
Series B, 4.50%, 05/15/21	160	168,008
Series B, 5.00%, 04/15/21	205	216,172
Series B, 5.00%, 05/15/21	265	280,267
Series C, 5.00%, 07/15/21	100	106,381
Series D, 5.00%, 11/01/21	250	268,147
Series E, 4.00%, 09/15/21	40	42,073
Series E, 5.00%, 10/15/21	250	268,330
Series G, 5.00%, 11/01/21	500	536,295
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 01/01/21	100	104,309
Series A, 5.00%, 08/01/21	240	255,540
Series A, 5.00%, 09/01/21	80	85,425
Series A, 5.00%, 10/01/21	295	315,910

Security	Par (000)	Value

Connecticut (continued)
Series B, 5.00%, 08/01/21	$55	$58,561
Series B, 5.00%, 12/01/21	250	268,830
University of Connecticut RB, Series A, 5.00%, 08/15/21	240	255,926

		4,418,705

Delaware — 1.0%
City of Wilmington DE GO, Series A, 4.00%, 10/01/21	15	15,819
County of New Castle DE GO, Series A, 5.00%, 07/15/21	110	117,212
Delaware River & Bay Authority RB, Series C, 5.00%, 01/01/21	100	104,321
Delaware Transportation Authority RB
5.00%, 06/01/21	175	185,512
5.00%, 07/01/21	1,000	1,063,900
State of Delaware GO
5.00%, 03/01/21	580	610,137
Series 2009-C, 5.00%, 10/01/21	125	134,352
Series B, 5.00%, 02/01/21	100	104,871
Series B, 5.00%, 07/01/21	60	63,896
Series D, 5.00%, 07/01/21	250	266,232
University of Delaware RB, Series A, 5.00%, 11/01/21	160	172,194

		2,838,446

District of Columbia — 1.1%
District of Columbia GO
Series A, 5.00%, 06/01/21	575	609,448
Series E, 5.00%, 06/01/21	200	211,982
District of Columbia RB
5.00%, 07/15/21	80	85,021
Series A, 4.00%, 12/01/21	100	105,787
Series A, 5.00%, 12/01/21	250	270,062
Series C, 4.00%, 12/01/21	200	211,574
Series C, 5.00%, 12/01/21	355	383,489
Series F, 5.00%, 12/01/21	200	216,050
District of Columbia Water & Sewer Authority RB
Series A, 4.00%, 10/01/21	55	57,939
Series A, 5.00%, 10/01/21	65	69,697
Series C, 5.00%, 10/01/21	460	493,240
Metropolitan Washington Airports Authority RB
Series C, 5.00%, 10/01/21	75	80,390
Series F-1, 5.00%, 10/01/21	475	509,133

		3,303,812

Florida — 5.5%
Board of Governors State University System of Florida RB, Series A, 5.00%, 07/01/21	280	297,749
Broward County FL Water & Sewer Utility Revenue RB, Series B, 5.00%, 10/01/21	160	171,718
City of Fort Lauderdale FL Water & Sewer Revenue RB, 5.00%, 03/01/21	140	147,122
City of Gainesville FL Utilities System Revenue RB, Series A, 5.00%, 10/01/21	50	53,613
City of Jacksonville FL RB
5.00%, 10/01/21	400	428,036
Series B, 5.00%, 10/01/21	435	465,750
Series C, 5.00%, 10/01/21	180	192,901
City of Miami Beach FL RB, 5.00%, 09/01/21	35	37,420
City of Orlando FL RB, Series A, 5.00%, 11/01/21, (ETM)	90	96,766
City of Tallahassee FL Utility System Revenue RB, 5.00%, 10/01/21	200	214,570
City of Tallahassee RB, 5.00%, 10/01/21	140	150,199
City of Tampa FL Water & Wastewater System Revenue RB, 5.00%, 10/01/21	100	107,324

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Broward FL Airport System Revenue RB, Series Q-1, 5.00%, 10/01/21	$100	$107,226
County of Hillsborough FL Community Investment Tax Revenue RB, Series A, 5.00%, 11/01/21	40	43,002
County of Lee FL Transportation Facilities Revenue RB, 5.00%, 10/01/21 (AGM)	40	42,827
County of Manatee FL Public Utilities Revenue RB, 5.00%, 10/01/21	115	123,219
County of Miami-Dade FL Aviation Revenue RB, Series B, 4.00%, 10/01/21	55	57,928
County of Miami-Dade FL GO, Series B, 5.00%, 07/01/21	245	260,406
County of Miami-Dade FL RB, Series B, 5.00%, 04/01/21	130	136,895
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/21	615	653,247
County of Miami-Dade FL Water & Sewer System Revenue RB
5.00%, 10/01/21	625	670,656
Series A, 5.00%, 10/01/21 (AGM)	140	150,254
County of Orange FL RB, 5.00%, 10/01/21	55	59,007
County of Orange FL Sales Tax Revenue RB, Series C, 5.00%, 01/01/21	155	161,899
County of Orange FL Water Utility System Revenue RB, 5.00%, 10/01/21	90	96,592
County of Palm Beach FL GO, 5.00%, 07/01/21	110	116,992
County of Palm Beach FL RB, 4.00%, 06/01/21	160	167,173
Escambia County School Board COP, 5.00%, 02/01/21	120	125,555
Florida Department of Environmental Protection RB
5.00%, 07/01/21	245	260,406
Series A, 5.00%, 07/01/21	300	318,864
Series B, 5.00%, 07/01/21	310	329,493
Florida Department of Management Services COP, Series A, 5.00%, 08/01/21	295	314,523
Florida Municipal Power Agency RB
5.00%, 10/01/21	40	42,851
Series A, 5.00%, 10/01/21	410	439,285
Florida State University Housing Facility Revenue RB, Series A, 5.00%, 05/01/21	125	132,135
Florida’s Turnpike Enterprise RB
Series A, 5.00%, 07/01/21	710	755,128
Series B, 5.00%, 07/01/21	230	244,619
Series C, 5.00%, 07/01/21	200	212,712
Greater Orlando Aviation Authority RB, Series C, 5.00%, 10/01/21	265	284,252
Hillsborough County School Board COP
5.00%, 07/01/21	220	233,570
Series A, 5.00%, 07/01/21	80	84,934
Hillsborough County School Board RB, 5.00%, 10/01/21 (AGM)	60	64,276
Jacksonville Transportation Authority RB, 5.00%, 08/01/21	125	133,317
JEA Electric System Revenue RB
Series A, 5.00%, 10/01/21	100	106,481
Series B, 5.00%, 10/01/21	50	53,250
JEA Water & Sewer System Revenue RB, Series A, 5.00%, 10/01/21	225	241,213
Lee County School Board (The) COP
5.00%, 08/01/21	200	212,986
Series B, 3.00%, 08/01/21	50	51,529
Series B, 5.00%, 08/01/21	50	53,247
Miami-Dade County Expressway Authority RB
Series A, 5.00%, 07/01/21	80	84,785
Series B, 5.00%, 07/01/21	155	164,271

Security	Par (000)	Value

Florida (continued)
Orange County Convention Center/Orlando RB, 5.00%, 10/01/21	$270	$289,669
Orange County School Board COP, Series A, 5.00%, 08/01/21	60	63,928
Orlando Utilities Commission RB
Series A, 5.00%, 10/01/21	65	69,709
Series C, 4.00%, 10/01/21	75	79,022
Series C, 5.25%, 10/01/21	115	123,873
Palm Beach County School District COP
Series B, 5.00%, 08/01/21	150	159,712
Series D, 5.00%, 08/01/21	290	308,777
Palm Beach County Solid Waste Authority RB, 5.00%, 10/01/21	75	80,464
Pasco County School Board COP, 5.00%, 08/01/21	75	79,802
Reedy Creek Improvement District GOL, Series A, 5.00%, 06/01/21	275	291,387
School Board of Miami-Dade County (The) COP
5.00%, 11/01/21	205	220,133
Series A, 5.00%, 05/01/21	235	248,054
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/21	240	252,398
School District of Broward County/FL COP, Series A, 5.00%, 07/01/21	275	291,915
School District of Broward County/FL GO, Series B, 5.00%, 07/01/21	565	600,137
South Broward Hospital District RB, 5.00%, 05/01/21	50	52,732
St. Johns County School Board COP, 5.00%, 07/01/21	75	79,626
State of Florida GO
Series A, 4.00%, 06/01/21	155	161,973
Series A, 5.00%, 06/01/21	415	440,132
Series A, 5.00%, 07/01/21	460	489,238
Series B, 4.00%, 07/01/21	45	47,123
Series B, 5.00%, 06/01/21	520	551,491
Series C, 5.00%, 06/01/21	110	116,662
Series D, 5.00%, 06/01/21	95	100,753
Series E, 5.00%, 06/01/21	100	106,056
Series F, 5.00%, 06/01/21	150	159,084
State of Florida Lottery Revenue RB
Series A, 5.00%, 07/01/21	545	579,733
Series B, 5.00%, 07/01/21	135	143,604
Tampa Bay Water RB, 5.00%, 10/01/21	65	69,722
Volusia County School Board COP, Series A, 5.00%, 08/01/21	35	37,254

		16,448,336

Georgia — 2.5%
City of Atlanta Department of Aviation RB
Series A, 4.00%, 01/01/21	75	77,417
Series B, 5.00%, 01/01/21	160	166,989
Series C, 5.25%, 01/01/21	135	141,284
City of Atlanta GA Department of Aviation RB, Series A, 5.00%, 01/01/21	180	187,862
City of Atlanta GA Water & Wastewater Revenue RB
5.00%, 11/01/21	160	172,029
Series B, 5.00%, 11/01/21	100	107,518
Columbia County School District GO, 5.00%, 04/01/21 (SAW)	160	168,626
County of Carroll GA GO, 5.00%, 06/01/21	280	296,820
Forsyth County School District, 5.00%, 02/01/21	75	78,587
Georgia State Road & Tollway Authority RB
5.00%, 06/01/21	150	158,963
Series A, 5.00%, 03/01/21 (GTD)	170	178,718
Series B, 5.00%, 06/01/21	510	540,472

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Gwinnett County Development Authority COP, 5.25%, 01/01/21 (NPFGC)	$25	$26,188
Gwinnett County School District GO
5.00%, 02/01/21	440	461,041
5.00%, 08/01/21 (SAW)	200	213,416
Metropolitan Atlanta Rapid Transit Authority RB
5.25%, 07/01/21 (NPFGC)	250	266,955
Series A, 5.00%, 07/01/21	215	228,665
Municipal Electric Authority of Georgia RB
Series A, 4.00%, 01/01/21	10	10,300
Series A, 5.00%, 11/01/21	50	53,503
Series B, 5.00%, 01/01/21	340	354,089
State of Georgia GO
Series A, 5.00%, 02/01/21	250	261,955
Series A, 5.00%, 07/01/21	80	85,098
Series A-1, 5.00%, 02/01/21	110	115,260
Series C, 4.00%, 09/01/21	225	236,754
Series C, 5.00%, 07/01/21	825	877,577
Series C, 5.00%, 10/01/21	275	295,196
Series C, 5.00%, 07/01/22 (PR 07/01/21)	150	159,559
Series D, 5.00%, 02/01/21	140	146,695
Series E, 5.00%, 12/01/21	145	156,568
Series E-2, 5.00%, 09/01/21	15	16,054
Series I, 5.00%, 07/01/21	470	499,953
Series I, 5.00%, 11/01/21	130	139,961
Series J-1, 4.00%, 07/01/21	450	471,307
Washington Wilkes Payroll Development Authority RB, 0.00%, 12/01/21, (ETM)(a)	220	213,283

		7,564,662

Hawaii — 2.3%
City & County Honolulu HI Wastewater System Revenue RB
Series A, 4.00%, 07/01/21	245	256,309
Series A, 5.00%, 07/01/21	145	153,993
Series A, 5.25%, 07/01/36 (PR 07/01/21)	900	960,732
Series B, 4.00%, 07/01/21	55	57,539
Series B, 5.00%, 07/01/21	65	69,064
City & County of Honolulu HI GO
Series A, 5.00%, 10/01/21	100	107,265
Series B, 4.00%, 10/01/21	150	158,074
Series B, 5.00%, 10/01/21	60	64,359
Series B, 5.00%, 11/01/21	635	683,133
Series C, 4.00%, 11/01/21	100	105,616
Series C, 5.00%, 10/01/21	165	176,987
County of Hawaii HI GO, Series A, 5.00%, 09/01/21	255	272,628
Honolulu City & County Board of Water Supply RB, Series A, 5.00%, 07/01/21	190	201,913
State of Hawaii GO
5.00%, 10/01/21	250	268,015
Series DZ, 5.00%, 12/01/29 (PR 12/01/21)	540	582,736
Series DZ, 5.00%, 12/01/30 (PR 12/01/21)	395	426,260
Series DZ-2016, 5.00%, 12/01/26 (PR 12/01/21)	150	161,871
Series DZ-2017, 5.00%, 12/01/21	70	75,510
Series DZ-2017, 5.00%, 12/01/21 (ETM)	25	26,979
Series EA, 4.00%, 12/01/21	30	31,748
Series EE, 5.00%, 11/01/21	80	86,064
Series EF, 5.00%, 11/01/21	485	521,763
Series EH-2017, 5.00%, 08/01/21	195	207,835
Series EP, 5.00%, 08/01/21	385	410,341
Series EZ, 5.00%, 10/01/21	70	75,044
Series FB, 5.00%, 04/01/21	100	105,319

Security	Par (000)	Value

Hawaii (continued)
Series FE, 5.00%, 10/01/21	$355	$380,581
Series FH, 5.00%, 10/01/21	150	160,809
Series FN, 5.00%, 10/01/21	10	10,721
State of Hawaii State Highway Fund, Series B, 5.00%, 01/01/21	95	99,139

		6,898,347

Illinois — 2.3%
Chicago Midway International Airport RB, Series B, 5.00%, 01/01/21	245	255,501
Chicago O’Hare International Airport RB
5.75%, 01/01/39 (PR 01/01/21)	100	105,312
Series 2015-B, 5.00%, 01/01/21	290	302,429
Series A, 5.00%, 01/01/21	65	67,786
Series B, 5.00%, 01/01/21	515	537,073
Series B, 6.00%, 01/01/41 (PR 01/01/21)	915	966,121
Series C, 5.00%, 01/01/21	325	338,929
Chicago Transit Authority RB, 5.00%, 06/01/21	200	210,564
DuPage County Forest Preserve District GO, 5.00%, 01/01/21	40	41,710
Illinois Finance Authority RB
5.00%, 01/01/21	110	114,818
5.00%, 07/01/21	275	292,196
Illinois State Toll Highway Authority RB, Series D, 5.00%, 01/01/21	160	167,027
Regional Transportation Authority RB
5.75%, 06/01/21 (AGM)	40	42,766
Series A, 6.00%, 07/01/21 (NPFGC)	25	26,899
State of Illinois GO
4.00%, 02/01/21	75	76,792
4.00%, 09/01/21	75	77,797
5.00%, 02/01/21	110	113,969
5.00%, 06/01/21	195	203,898
5.00%, 07/01/21	200	209,600
5.00%, 08/01/21	390	409,710
Series A, 5.00%, 06/01/21	525	548,956
Series A, 5.00%, 12/01/21	300	317,820
Series B, 5.00%, 10/01/21	200	210,982
Series B, 5.25%, 01/01/21	215	222,854
Series D, 5.00%, 11/01/21	720	760,860
State of Illinois RB, 5.00%, 06/15/21	190	198,656

		6,821,025

Indiana — 0.6%
Ball State University RB, Series R, 5.00%, 07/01/21	175	185,973
Indiana Finance Authority RB
Series A, 4.00%, 02/01/21	100	103,502
Series A, 4.00%, 10/01/21	100	105,111
Series A, 5.00%, 05/01/21	45	47,486
Series A, 5.00%, 10/01/21	150	160,632
Series A, 5.00%, 12/01/21	315	339,186
Series C, 5.00%, 12/01/21	35	37,779
Indiana University RB
Series A, 5.00%, 06/01/21	45	47,718
Series U, 5.00%, 08/01/21	120	128,028
Series W-2, 5.00%, 08/01/21	320	341,408
Indianapolis Local Public Improvement Bond Bank RB, Series K, 5.00%, 06/01/21 (AGM)	50	52,939
Purdue University RB
Series CC, 5.00%, 07/01/21	65	69,131
Series DD, 5.00%, 07/01/21	45	47,860

		1,666,753

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iowa — 0.4%
City of Cedar Rapids IA GO, Series A, 5.00%, 06/01/21	$265	$280,876
City of Des Moines IA GO, Series E, 5.00%, 06/01/21	180	190,726
Iowa Finance Authority RB, 5.00%, 08/01/21	425	453,203
State of Iowa Board of Regents RB, 4.00%, 09/01/21	135	141,801
State of Iowa RB, Series A, 5.00%, 06/01/21	150	158,939

		1,225,545

Kansas — 0.4%
City of Wichita KS GO, Series 811, 5.00%, 06/01/21	150	159,060
Kansas Development Finance Authority RB, Series C, 5.00%, 05/01/21	40	42,234
State of Kansas Department of Transportation RB
Series A, 5.00%, 09/01/21	435	465,398
Series B, 5.00%, 09/01/21	575	615,181

		1,281,873

Louisiana — 0.4%
Louisiana Office Facilities Corp. RB, 5.00%, 11/01/21	25	26,810
Louisiana State University & Agricultural & Mechanical College RB, 5.00%, 07/01/21	10	10,610
State of Louisiana Gasoline & Fuels Tax Revenue RB, Series A-1, 4.00%, 05/01/21	20	20,813
State of Louisiana GO
Series A, 4.00%, 09/01/21	225	236,209
Series A, 5.00%, 02/01/21	15	15,693
Series A, 5.00%, 08/01/21	170	181,008
Series C, 5.00%, 07/15/21	300	318,882
State of Louisiana RB, Series A, 5.00%, 09/01/21	310	330,962

		1,140,987

Maine — 0.5%
City of Portland ME GOL, 4.00%, 04/01/21	310	322,437
Maine Municipal Bond Bank RB
Series B, 5.00%, 11/01/21	215	231,048
Series C, 5.00%, 11/01/21	405	435,230
Maine Turnpike Authority RB, 5.00%, 07/01/21	130	138,151
State of Maine GO, Series B, 5.00%, 06/01/21	370	392,225

		1,519,091

Maryland — 4.2%
City of Baltimore MD GO, Series B, 5.00%, 10/15/21	310	333,039
City of Baltimore MD RB
Series A, 5.00%, 07/01/21	475	504,612
Series D, 5.00%, 07/01/21	290	308,334
County of Anne Arundel MD GOL
4.00%, 04/01/21	400	415,992
5.00%, 04/01/21	50	52,696
County of Baltimore MD COP, 5.00%, 10/01/21	125	134,081
County of Baltimore MD GO
5.00%, 08/01/21	300	320,070
Series B, 4.50%, 09/01/21	60	63,664
County of Carroll MD GO, 5.00%, 11/01/21	100	107,642
County of Harford MD GO, 5.00%, 09/15/21	240	257,172
County of Montgomery MD GO
5.00%, 11/01/21	80	85,982
Series A, 5.00%, 11/01/21	465	499,768
County of Prince George’s MD GO, Series A, 5.00%, 09/15/21	500	535,390
County of Prince George’s MD GOL
Series A, 5.00%, 09/01/21	180	192,544
Series B, 4.00%, 07/15/21	500	523,965
Maryland Health & Higher Educational Facilities Authority RB
Series A, 5.00%, 07/01/21	25	26,559
Series B, 5.00%, 07/01/21	90	95,690

Security	Par (000)	Value

Maryland (continued)
Maryland State Transportation Authority RB, 5.00%, 07/01/21	$370	$393,454
Maryland Water Quality Financing Administration Revolving Loan Fund RB, 5.00%, 03/01/21	125	131,325
State of Maryland Department of Transportation RB
5.00%, 02/01/21	250	261,922
5.00%, 06/01/21	55	58,322
5.00%, 09/01/21	730	781,151
5.00%, 10/01/21	50	53,662
5.00%, 12/01/21	105	113,310
5.00%, 02/15/24 (PR 02/15/21)	2,500	2,622,950
State of Maryland GO
First Series, 5.00%, 06/01/21	400	424,224
First Series C, 4.00%, 08/15/21	250	262,700
First Series C, 5.00%, 08/01/21	655	698,819
Series A, 5.00%, 03/01/21	120	126,121
Series A, 5.00%, 03/01/24 (PR 03/01/21)	195	204,920
Series B, 5.00%, 08/01/21	105	112,025
Series C, 5.00%, 08/01/21	1,130	1,205,597
Washington Suburban Sanitary Commission GO, 5.00%, 06/01/21	585	619,954

		12,527,656

Massachusetts — 3.2%
Commonwealth of Massachusetts GO, Series A, 5.00%, 07/01/21	110	116,992
Commonwealth of Massachusetts GOL
Series A, 4.00%, 07/01/21	200	209,436
Series A, 5.00%, 03/01/21	125	131,359
Series A, 5.00%, 04/01/22 (PR 04/01/21)	200	210,810
Series A, 5.00%, 04/01/27 (PR 04/01/21)	550	579,727
Series A, 5.25%, 08/01/21	660	706,992
Series B, 5.00%, 08/01/21	445	474,770
Series B, 5.25%, 08/01/21	275	294,580
Series B, 5.25%, 08/01/21 (AGM)	200	214,240
Series B, 5.25%, 09/01/21 (AGM)	290	311,625
Series C, 5.00%, 10/01/21	160	171,718
Series D, 5.00%, 10/01/24 (PR 10/01/21)	350	375,568
Series D, 5.00%, 10/01/26 (PR 10/01/21)	1,435	1,539,827
Series E, 4.00%, 09/01/21	125	131,508
Commonwealth of Massachusetts RB, Series A, 5.50%, 06/01/21 (AGM)	200	213,636
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/25 (PR 06/01/21)	450	477,180
Massachusetts Bay Transportation Authority RB
Series A, 0.00%, 07/01/21(a)	200	196,296
Series A, 4.00%, 07/01/21	150	157,178
Series A, 5.00%, 07/01/21	150	159,509
Series C, 5.25%, 07/01/21	40	42,699
Series C, 5.50%, 07/01/21	200	214,316
Massachusetts Clean Water Trust (The) RB
5.25%, 08/01/21	35	37,498
Series 2014, 5.00%, 08/01/21	600	640,248
Massachusetts Development Finance Agency RB, Series B-3, 5.00%, 01/01/21	100	104,487
Massachusetts Health & Educational Facilities Authority RB, Series M, 5.25%, 02/15/21	35	36,832
Massachusetts School Building Authority RB
Series A, 5.00%, 05/15/21 (ETM)	40	42,348
Series A, 5.00%, 08/15/21	500	534,100
Series B, 4.00%, 10/15/21	75	79,148
Series B, 5.00%, 10/15/21	315	338,474

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Series C, 5.00%, 08/15/21 (ETM)	$105	$112,161
Massachusetts Turnpike Authority RB, Series C, 0.00%, 01/01/21 (NPFGC)(a)	95	93,480
Massachusetts Water Resources Authority RB
5.00%, 08/01/21	160	170,704
Series J, 5.50%, 08/01/21 (AGM)	365	392,820
University of Massachusetts Building Authority RB
5.00%, 11/01/21	35	37,660
Series 1, 4.00%, 11/01/21	50	52,818

		9,602,744

Michigan — 1.4%
Michigan Finance Authority RB
5.00%, 08/01/21	70	74,533
5.00%, 10/01/21	575	617,113
Michigan State Building Authority RB
5.00%, 10/15/21	100	107,352
Series I, 5.00%, 04/15/21	125	131,850
Series I, 5.00%, 10/15/21	395	424,040
Series I-A, 5.00%, 10/15/21	160	171,763
Michigan State Hospital Finance Authority RB, Series 200, 4.00%, 11/01/21	250	263,533
Michigan Strategic Fund RB
5.00%, 10/15/21	55	58,999
Series CC, 1.45%, 09/01/30 (Put 09/01/21)(b)(c)	100	99,749
Royal Oak School District GO, 5.00%, 05/01/21	100	105,662
State of Michigan GO
Series A, 5.00%, 12/01/21	170	183,532
Series B, 5.00%, 11/01/21	235	252,975
State of Michigan RB, 5.00%, 03/15/21	125	131,440
State of Michigan Trunk Line Revenue RB
5.00%, 11/15/21	840	905,116
5.25%, 11/01/21 (AGM)	125	135,253
5.50%, 11/01/21 (AGM)	490	532,601

		4,195,511

Minnesota — 1.5%
County of Hennepin MN GO, Series C, 5.00%, 12/01/21	250	269,792
Metropolitan Council GO
5.00%, 09/01/21	800	856,360
Series B, 5.00%, 09/01/21	75	80,284
Series C, 5.00%, 03/01/21	120	126,138
Minnesota Municipal Power Agency RB, Series A, 4.00%, 10/01/21	10	10,519
South Washington County Independent School District No. 833/MN GO, Series B, 5.00%, 02/01/21	150	157,002
Southern Minnesota Municipal Power Agency RB, Series A, 0.00%, 01/01/21 (NPFGC)(a)	40	39,410
State of Minnesota COP, 5.00%, 06/01/21	55	58,322
State of Minnesota GO
Series A, 5.00%, 08/01/21	325	346,742
Series B, 5.00%, 08/01/21	150	160,035
Series B, 5.00%, 10/01/21	290	311,239
Series D, 5.00%, 08/01/21	50	53,345
Series D, 5.00%, 10/01/21	245	262,944
Series E, 5.00%, 10/01/21	350	375,634
Series F, 5.00%, 10/01/21	395	423,930
State of Minnesota RB, Series A, 5.00%, 06/01/21	135	143,154

Security	Par (000)	Value

Minnesota (continued)
University of Minnesota RB
Series B, 5.00%, 12/01/21	$300	$323,817
Series D, 5.00%, 12/01/36 (PR 12/01/21)	500	539,140

		4,537,807

Mississippi — 0.9%
Mississippi Development Bank RB, 5.00%, 01/01/21	55	57,344
State of Mississippi GO
Series A, 5.00%, 10/01/29 (PR 10/01/21)	500	536,525
Series A, 5.00%, 10/01/36 (PR 10/01/21)	945	1,014,032
Series A, 5.25%, 11/01/21	340	367,509
Series C, 5.00%, 10/01/21	155	166,292
Series F, 5.00%, 11/01/21	340	365,840
Series F, 5.25%, 10/01/21	50	53,878
Series H, 4.00%, 12/01/21	165	174,649

		2,736,069

Missouri — 0.3%
Missouri Highway & Transportation Commission RB
Series A, 5.00%, 05/01/21	125	132,135
Series B, 5.00%, 05/01/21	120	126,850
Missouri State Environmental Improvement & Energy Resources Authority RB, Series A, 5.00%, 07/01/21	525	558,369
University of Missouri RB, Series A, 5.00%, 11/01/21	160	172,073

		989,427

Montana — 0.0%
State of Montana GO, 5.00%, 08/01/21	20	21,338

Nebraska — 0.7%
City of Lincoln NE Electric System Revenue RB, 5.00%, 09/01/21	275	294,165
City of Omaha NE GO
5.25%, 04/01/21	130	137,423
Series A, 5.00%, 04/15/21	100	105,509
Series B, 5.00%, 11/15/21	280	301,647
City of Omaha NE Sewer Revenue RB, 5.00%, 11/15/21	45	48,479
Metropolitan Utilities District of Omaha Water System Revenue RB, 5.00%, 12/01/21	200	215,662
Nebraska Public Power District RB
5.00%, 07/01/21	50	53,153
Series A, 5.00%, 01/01/21	450	469,607
Series B, 5.00%, 01/01/21	90	93,921
Omaha Public Power District Nebraska City Station Unit 2 RB, Series A, 4.00%, 02/01/21	50	51,707
Omaha Public Power District RB
Series B, 5.00%, 02/01/21	155	162,353
Series C, 5.00%, 02/01/21	100	104,744
University of Nebraska RB
5.00%, 07/01/21	70	74,413
Series A, 5.00%, 07/01/21	65	69,098

		2,181,881

Nevada — 1.9%
City of Las Vegas NV GOL, Series A, 5.00%, 06/01/21	130	137,809
Clark County School District GOL
Series A, 5.00%, 06/15/21	360	380,606
Series B, 5.00%, 06/15/21	200	211,448
Series D, 5.00%, 06/15/21	65	68,721
County of Clark Department of Aviation RB
Series B, 5.00%, 07/01/21	100	106,305
Series C, 5.00%, 07/01/21	145	154,142

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
County of Clark NV GOL
5.00%, 06/01/21	$120	$127,073
5.00%, 11/01/21	385	414,422
Series B, 5.00%, 11/01/21	840	904,193
County of Clark NV RB
5.00%, 07/01/21	655	694,844
Series A, 5.00%, 07/01/21	500	530,415
Las Vegas Valley Water District GOL, Series B, 5.00%, 12/01/21	100	107,935
Nevada System of Higher Education RB
4.00%, 07/01/21	75	78,437
Series A, 4.00%, 07/01/21	50	52,291
Series A, 5.00%, 07/01/21	100	106,219
State of Nevada GOL
Series A, 5.00%, 04/01/21	205	216,023
Series A, 5.00%, 08/01/21	100	106,654
Series B, 5.00%, 11/01/21	245	263,620
Series D, 5.00%, 06/01/21	40	42,403
Series E, 5.00%, 06/01/21	115	121,908
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/21	925	998,001

		5,823,469

New Hampshire — 0.1%
New Hampshire Health and Education Facilities Authority Act RB, 5.00%, 07/01/21	100	106,253
New Hampshire Municipal Bond Bank RB
Series A, 5.00%, 08/15/21	70	74,710
Series D, 5.00%, 08/15/21	70	74,748
State of New Hampshire GO, Series B, 5.00%, 11/01/21	75	80,690

		336,401

New Jersey — 1.2%
County of Monmouth NJ GO, 4.00%, 03/01/21	200	207,552
New Jersey Building Authority RB
Series A, 5.00%, 06/15/21	100	105,575
Series A, 5.00%, 06/15/21 (ETM)	5	5,301
New Jersey Economic Development Authority RB
Series B, 5.00%, 11/01/21 (SAP)	440	470,052
Series DDD, 5.00%, 06/15/21	200	211,150
Series II, 5.00%, 03/01/21	25	26,147
Series KK, 5.00%, 03/01/21	20	20,917
Series NN, 5.00%, 03/01/21 (SAP)	180	188,255
Series UU, 5.00%, 06/15/21	230	242,822
Series XX, 5.00%, 06/15/21 (SAP)	335	353,676
New Jersey Educational Facilities Authority RB, Series 2014-A, 5.00%, 09/01/21	35	37,223
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/21 (SAP)	120	126,690
Series A-1, 5.00%, 06/15/21	100	105,658
Series AA, 5.00%, 06/15/21 (SAP)	115	121,411
Series B, 5.00%, 06/15/21	135	142,526
New Jersey Turnpike Authority RB
Series B, 5.00%, 01/01/21	125	130,460
Series C, 5.00%, 01/01/21	370	386,162
State of New Jersey GO
5.00%, 06/01/21	245	259,401
5.25%, 08/01/21	160	171,104
Series T, 5.00%, 06/01/21	195	206,462

		3,518,544

Security	Par (000)	Value

New Mexico — 0.7%
Albuquerque Municipal School District No. 12 GO, 5.00%, 08/01/21	$100	$106,654
New Mexico Finance Authority RB
5.00%, 06/15/21	535	567,657
Series A, 5.00%, 06/15/21	100	106,104
Series C, 5.00%, 06/01/21	100	105,959
State of New Mexico GO, 5.00%, 03/01/21, (ETM)	260	273,049
State of New Mexico Severance Tax Permanent Fund RB
Series A, 5.00%, 07/01/21	620	659,196
Series B, 4.00%, 07/01/21	125	130,855
Series B, 5.00%, 07/01/21	80	85,016
University of New Mexico (The) RB, Series A, 5.00%, 06/01/21.	100	105,959

		2,140,449

New York — 7.6%
City of New York NY GO
5.00%, 08/01/21	705	751,530
Series 1, 5.00%, 08/01/21	50	53,300
Series A, 5.00%, 08/01/21	50	53,300
Series A-1, 4.00%, 08/01/21	200	209,762
Series A-1, 4.00%, 10/01/21	645	679,469
Series A-1, 5.00%, 08/01/21	135	143,910
Series B, 5.00%, 08/01/21	345	367,770
Series C, 5.00%, 08/01/21	850	906,100
Series D-1, 5.00%, 08/01/21	35	37,310
Series E, 4.00%, 08/01/21	25	26,220
Series E, 5.00%, 08/01/21	335	357,110
Series F, 5.00%, 08/01/21	200	213,200
Series G, 5.00%, 08/01/21	140	149,240
Series H, 5.00%, 08/01/21	345	367,770
Series I, 5.00%, 03/01/21	45	47,259
Series I, 5.00%, 03/01/21 (ETM)	15	15,783
Series I, 5.00%, 08/01/21	315	335,790
Series J, 5.00%, 08/01/21	715	762,190
County of Nassau NY GOL
Series A, 5.00%, 01/01/21	35	36,521
Series A, 5.00%, 04/01/21	50	52,638
Series C, 5.00%, 10/01/21	150	160,720
Long Island Power Authority RB
5.00%, 09/01/21	100	107,026
Series A, 0.00%, 06/01/21 (AGM)(a)	90	88,042
Series B, 5.00%, 09/01/21	205	219,403
Metropolitan Transportation Authority RB
Series A, 5.00%, 11/15/21	30	32,324
Series A-1, 4.00%, 11/15/21 (ETM)	50	53,039
Series A-1, 5.00%, 11/15/21	110	118,153
Series B, 5.00%, 11/15/21	290	311,495
Series B, 5.25%, 11/15/21 (NPFGC)	250	269,777
Series B-2, 5.00%, 11/15/21	210	225,565
Series B-4, 5.00%, 11/15/21	195	210,106
Series C, 5.00%, 11/15/21	280	300,753
Series C-1, 5.00%, 11/15/21	120	128,894
Series D, 5.00%, 11/15/21	255	273,901
Series E, 5.00%, 11/15/21	180	193,342
Series F, 4.00%, 11/15/21	25	26,354
Series F, 5.00%, 11/15/21	335	359,830
Nassau County Interim Finance Authority RB, Series A, 5.00%, 11/15/21	50	54,021
Nassau County Sewer & Storm Water Finance Authority RB, Series A, 5.00%, 10/01/21	40	43,040

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Building Aid Revenue RB
5.00%, 07/15/21 (ETM SAW)	$140	$149,423
Series S-1, 5.00%, 07/15/21 (ETM SAW)	480	512,477
Series S-1, 5.00%, 07/15/21 (SAW)	100	106,766
New York City Transitional Finance Authority Future Tax Secured Revenue RB
Series A, 5.00%, 08/01/21	500	533,360
Series A, 5.00%, 11/01/21	110	118,383
Series A-1, 5.00%, 11/01/21	475	511,200
Series B, 5.00%, 11/01/21	100	107,621
Series B-1, 5.00%, 11/01/21	100	107,621
Series C, 5.00%, 11/01/21	640	688,774
Series E, 5.00%, 11/01/21	150	161,431
Series F-1, 5.00%, 05/01/21	165	174,418
Series I, 5.00%, 05/01/21	95	100,423
New York City Water & Sewer System RB
Series DD, 5.00%, 06/15/21	125	132,963
Series EE, 4.00%, 06/15/21	80	83,819
New York Convention Center Development Corp. RB, 5.00%, 11/15/21	200	215,368
New York Municipal Bond Bank Agency RB, Series A, 5.00%, 12/01/21 (SAW)	110	118,918
New York State Dormitory Authority RB
0.00%, 08/01/21(a)	80	78,256
4.00%, 05/15/21	90	93,894
5.00%, 08/15/21 (SAP)	150	159,679
Series A, 4.00%, 03/15/21	100	103,886
Series A, 5.00%, 02/15/21	205	215,082
Series A, 5.00%, 03/15/21	1,565	1,646,944
Series A, 5.00%, 07/01/21	260	276,540
Series A, 5.00%, 10/01/21 (AGM)	75	80,686
Series A, 5.00%, 10/01/21 (SAW)	215	230,873
Series A, 5.50%, 05/15/21 (AMBAC NPFGC)	100	106,628
Series B, 4.00%, 10/01/21 (SAW)	225	237,287
Series B, 5.00%, 03/15/21	800	841,888
Series B, 5.00%, 07/01/21	110	116,992
Series C, 5.00%, 03/15/21	200	210,472
Series D, 5.00%, 02/15/21	325	340,984
Series D, 5.00%, 08/15/21	70	74,787
Series D, 5.00%, 10/01/21 (BAM SAW)	225	241,967
Series E, 4.00%, 03/15/21	100	103,886
Series E, 5.00%, 03/15/21	260	273,614
Series E, 5.00%, 08/15/21	210	224,360
Series F, 5.00%, 10/01/21 (BAM SAW)	45	48,393
New York State Environmental Facilities Corp. RB
Series A, 5.00%, 02/15/21	25	26,246
Series A, 5.00%, 06/15/21	410	435,707
Series B, 5.00%, 06/15/21	100	106,270
Series B, 5.00%, 11/15/21	25	26,968
Series E, 5.00%, 05/15/21	95	100,653
New York State Thruway Authority Highway & Bridge Trust Fund RB
Series A, 5.00%, 04/01/21	190	200,161
Series A-1, 5.00%, 04/01/21	130	136,952
New York State Thruway Authority RB
5.00%, 01/01/21	130	135,772
Series A, 4.00%, 01/01/21	70	72,304
Series A, 5.00%, 03/15/21	180	189,425
Series I, 5.00%, 01/01/21	200	208,880

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp. RB
Series A, 5.00%, 03/15/21	$385	$405,159
Series A-1, 5.00%, 03/15/21	170	178,901
Series A-2, 5.50%, 03/15/21 (NPFGC)	135	142,980
Series D, 5.00%, 03/15/21	350	368,326
Series E, 5.00%, 03/15/21	70	73,665
Port Authority of New York & New Jersey RB
5.00%, 10/15/21	130	139,793
Series 173, 4.00%, 12/01/21	30	31,786
Series 175, 5.00%, 12/01/21	55	59,400
Series 189, 5.00%, 05/01/21	110	116,347
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/21	165	177,761
Triborough Bridge & Tunnel Authority RB
5.50%, 11/15/21 (NPFGC)	100	108,727
Series A, 4.00%, 11/15/21	65	68,721
Series A, 5.00%, 01/01/21	145	151,661
Series A, 5.00%, 11/15/21	80	86,315
Series B, 4.00%, 11/15/21	210	222,369
Series B, 5.00%, 11/15/21	320	345,261
Series C, 5.00%, 11/15/21	175	188,814

		22,777,344

North Carolina — 3.1%
City of Asheville NC Water System Revenue RB, 4.00%, 08/01/21	50	52,494
City of Charlotte NC COP, Series A, 5.00%, 12/01/21	495	533,976
City of Charlotte NC GO, 5.00%, 12/01/21	285	307,686
City of Charlotte NC Water & Sewer System Revenue RB
5.00%, 07/01/21	355	377,684
5.00%, 12/01/21	50	53,991
City of Durham NC GO, Series C, 5.00%, 07/01/21	50	53,187
City of Raleigh NC Combined Enterprise System Revenue RB, 5.00%, 03/01/21	40	42,040
City of Raleigh NC GO
Series A, 4.00%, 09/01/21	50	52,612
Series B, 5.00%, 04/01/21	50	52,710
City of Raleigh NC RB, Series A, 5.00%, 10/01/21	40	42,938
County of Buncombe NC RB
5.00%, 06/01/21	65	68,936
Series A, 5.00%, 06/01/21	85	90,148
County of Cabarrus NC GO, 5.00%, 03/01/21	75	78,826
County of Durham NC GO, 5.00%, 10/01/21	160	171,750
County of Forsyth NC GO
4.00%, 12/01/21	10	10,592
5.00%, 07/01/21	50	53,187
County of Guilford NC GO, Series D, 5.00%, 08/01/21	250	266,770
County of Mecklenburg NC GO
Series A, 5.00%, 04/01/21	100	105,377
Series A, 5.00%, 09/01/21	200	213,938
Series A, 5.00%, 12/01/21	550	593,780
County of Mecklenburg NC RB, Series A, 5.00%, 10/01/21	270	289,669
County of New Hanover NC GO
5.00%, 02/01/21	200	209,564
5.00%, 08/01/21	300	320,124
County of Wake NC GO, Series C, 5.00%, 03/01/21	535	562,146
County of Wake NC RB, Series A, 5.00%, 12/01/21	75	80,905
North Carolina Eastern Municipal Power Agency RB
Series A, 5.00%, 01/01/21 (ETM)	745	777,281
Series B, 5.00%, 01/01/21 (ETM)	435	454,105

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
North Carolina State University at Raleigh RB, Series A, 5.00%, 10/01/21	$100	$107,344
State of North Carolina GO
5.00%, 05/01/21	120	126,905
5.00%, 06/01/21	430	456,110
Series A, 5.00%, 06/01/21	225	238,662
Series C, 4.00%, 05/01/21	490	510,967
State of North Carolina RB
5.00%, 03/01/21	390	409,418
Series B, 5.00%, 06/01/21	400	424,288
Series C, 5.00%, 05/01/29 (PR 05/01/21)	750	792,930
University of North Carolina at Chapel Hill RB, 0.00%, 08/01/21(a)	55	53,820
University of North Carolina at Greensboro RB, 5.00%, 04/01/21	80	84,278

		9,121,138

Ohio — 4.6%
American Municipal Power Inc. RB, 5.00%, 02/15/21	185	193,662
City of Columbus OH GO
4.00%, 08/15/21	115	120,779
Series 1, 5.00%, 07/01/21	885	940,799
Series 2012-3, 5.00%, 08/15/21	225	240,262
Series A, 5.00%, 02/15/21	110	115,366
Series A, 5.00%, 08/15/21	305	325,688
City of Columbus OH GOL
Series 2012-4, 4.00%, 08/15/21	20	21,005
Series B, 5.00%, 08/15/21	70	74,748
Cleveland Department of Public Utilities Division of Water RB, Series Y, 5.00%, 01/01/21	70	73,100
Cleveland State University RB, 5.00%, 06/01/21	55	58,233
Columbus City School District GO, Series A, 5.00%, 12/01/21	105	113,246
County of Franklin OH Sales Tax Revenue RB, 5.00%, 06/01/21	250	265,100
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/21	505	544,658
JobsOhio Beverage System RB, Series A, 5.00%, 01/01/21	150	156,606
Miami University/Oxford OH RB, 5.00%, 09/01/21	265	283,420
Northeast Ohio Regional Sewer District RB, 5.00%, 11/15/21	70	75,397
Ohio Higher Educational Facility Commission RB, 5.00%, 01/01/21	100	104,380
Ohio State Building Authority RB
5.00%, 10/01/21	180	193,113
Series A, 5.00%, 10/01/21	25	26,821
Ohio State University (The) RB
Series A, 5.00%, 06/01/21	50	53,020
Series D, 5.00%, 12/01/21	75	80,938
Ohio Turnpike & Infrastructure Commission RB, Series A, 5.50%, 02/15/21 (NPFGC)	105	110,705
Ohio Water Development Authority RB
Series A, 5.00%, 06/01/21	305	323,422
Series C, 5.00%, 06/01/21	200	212,080
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 06/01/21	25	26,510
5.00%, 12/01/21	490	528,671
5.50%, 06/01/21	250	267,045
Series B, 5.00%, 12/01/21	150	161,838
State of Ohio GO
5.00%, 09/01/21	150	160,510
Series A, 5.00%, 03/01/21	100	105,087

Security	Par (000)	Value

Ohio (continued)
Series A, 5.00%, 05/01/21	$130	$137,441
Series A, 5.00%, 08/01/21	85	90,686
Series A, 5.00%, 09/01/21	50	53,503
Series A, 5.00%, 09/15/21	895	959,036
Series A, 5.00%, 02/01/29 (PR 08/01/21)	4,680	4,992,250
Series B, 5.00%, 08/01/21	525	560,122
Series C, 5.00%, 09/15/21	165	176,806
Series R, 5.00%, 05/01/21	20	21,148
Series T, 5.00%, 11/01/21	200	215,298
State of Ohio RB
5.00%, 10/01/21	60	64,241
Series A, 5.00%, 04/01/21	250	263,080
Series A, 5.00%, 10/01/21	210	224,843
Series B, 5.00%, 04/01/21	180	189,418

		13,904,081

Oklahoma — 0.8%
City of Oklahoma City OK GO, 5.00%, 03/01/21	515	541,198
Grand River Dam Authority RB, Series A, 5.00%, 06/01/21	495	524,418
Oklahoma Capital Improvement Authority RB
5.00%, 10/01/21	160	171,498
Series B, 5.00%, 07/01/21	315	334,643
Series C, 5.00%, 07/01/21	70	74,365
Oklahoma City Water Utilities Trust RB, 5.00%, 07/01/21	160	170,170
Oklahoma Development Finance Authority RB, Series A, 5.00%, 08/15/21	45	47,896
Oklahoma Turnpike Authority RB, Series A, 4.00%, 01/01/21	320	330,573
Oklahoma Water Resources Board RB, Series A, 5.00%, 04/01/21	145	152,837
University of Oklahoma (The) RB, Series C, 5.00%, 07/01/21	150	159,226

		2,506,824

Oregon — 2.4%
City of Portland OR Sewer System Revenue RB
Series A, 5.00%, 05/01/21	150	158,540
Series A, 5.00%, 06/01/21	490	519,596
Series A, 5.00%, 08/01/21	245	261,302
Series A, 5.00%, 10/01/21	60	64,394
Series B, 5.00%, 10/01/21	100	107,285
City of Portland OR Water System Revenue RB, Series A, 4.00%, 10/01/21	100	105,441
Clackamas County School District No. 12 North Clackamas GO, 5.00%, 06/15/21 (GTD)	150	159,231
County of Multnomah OR GOL, 5.00%, 06/01/21	500	530,200
County of Washington OR GOL, 5.00%, 03/01/21	300	315,261
Lane Community College GO, 4.00%, 06/15/21 (GTD)	65	67,986
Marion & Clackamas Counties School District No. 4J Silver Falls/OR GO, 4.00%, 06/15/21 (GTD)	75	78,321
Metro/OR GO, Series A, 5.00%, 06/01/21	200	212,080
Oregon Health & Science University RB, Series A, 5.00%, 07/01/21	320	340,064
Oregon State Facilities Authority RB, Series A, 5.00%, 11/15/21	65	69,872
Oregon State Lottery RB
Series B, 5.00%, 04/01/21	190	200,216
Series C, 4.00%, 04/01/21	160	166,374
Series D, 5.00%, 04/01/21 (MO)	95	100,108
Portland Community College District GO, 5.00%, 06/15/21	20	21,237
Salem-Keizer School District No. 24J GO, Series B, 0.00%, 06/15/21 (GTD)(a)	100	97,976

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon (continued)
State of Oregon Department of Transportation RB
Series A, 5.00%, 11/15/21	$170	$183,242
Series C, 5.00%, 11/15/21	400	431,156
State of Oregon GO
Series C, 5.00%, 06/01/21	200	212,048
Series D, 5.00%, 06/01/21	540	572,530
Series F, 5.00%, 05/01/21	340	359,407
Series H, 5.00%, 05/01/21	350	369,978
Series J, 5.00%, 05/01/21	80	84,566
Series N, 5.00%, 12/01/21	415	447,930
Tri-County Metropolitan Transportation District of Oregon RB, Series A, 5.00%, 10/01/21	150	160,691
Washington & Multnomah Counties School District No. 48J Beaverton GO
5.00%, 06/15/21 (GTD)	435	461,626
Series B, 4.00%, 06/15/21 (GTD)	125	130,659
Washington County Clean Water Services RB, Series A, 5.00%, 10/01/21	55	59,028

		7,048,345

Pennsylvania — 1.9%
City of Philadelphia PA GO, 5.00%, 08/01/21	125	133,026
City of Philadelphia PA Water & Wastewater Revenue RB, Series B, 5.00%, 07/01/21	200	212,302
Commonwealth of Pennsylvania GO
5.00%, 01/01/21	150	156,536
5.00%, 04/01/21	40	42,116
5.00%, 07/01/21	255	270,858
5.00%, 07/15/21	120	127,637
5.00%, 09/15/21	65	69,551
First Series, 5.00%, 06/01/21	225	238,297
First Series, 5.00%, 06/15/21	200	212,108
First Series, 5.00%, 07/01/21	70	74,353
First Series, 5.00%, 08/15/21	125	133,364
First Series, 5.00%, 11/15/21	475	511,223
First Series, 5.00%, 11/15/24 (PR 11/15/21)	100	107,768
Second Series, 5.00%, 01/15/21	400	418,008
Second Series, 5.00%, 07/01/21	75	79,664
Second Series, 5.00%, 09/15/21	200	214,002
Second Series, 5.00%, 10/15/21	60	64,387
Series D, 5.00%, 08/15/21	100	106,691
Series T, 5.00%, 07/01/21	180	191,194
County of Chester PA GO, 5.00%, 11/15/21	30	32,307
Delaware County Authority RB, 5.00%, 08/01/21	160	170,618
Delaware River Port Authority RB, Series B, 5.00%, 01/01/21	130	135,710
Pennsylvania Higher Educational Facilities Authority RB
5.25%, 05/01/41 (PR 05/01/21)	1,000	1,060,160
Series A, 5.00%, 05/01/21 (ETM)	15	15,847
Series AN, 5.00%, 06/15/21	25	26,510
Pennsylvania Turnpike Commission RB
0.00%, 12/01/21(a)	20	19,326
Series A, 5.00%, 12/01/21	320	345,285
Series A, 5.25%, 07/15/21 (AGM)	100	106,975
Series B, 5.00%, 12/01/23 (PR 12/01/21)	450	485,707

		5,761,530

Rhode Island — 0.5%
Rhode Island Commerce Corp RB, Series A, 5.00%, 06/15/21	55	58,293
Rhode Island Health & Educational Building Corp. RB, 5.00%, 09/01/21	390	417,768

Security	Par (000)	Value

Rhode Island (continued)
Rhode Island Infrastructure Bank RB, Series B, 5.00%, 10/01/21	$115	$123,401
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
Series B, 4.00%, 10/01/21	145	152,833
Series C, 5.00%, 10/01/21	180	193,077
State of Rhode Island GO
Series A, 5.00%, 05/01/21	100	105,693
Series D, 5.00%, 08/01/21	400	426,616

		1,477,681

South Carolina — 0.8%
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/21	145	156,413
City of Columbia SC Waterworks & Sewer System Revenue RB, 4.50%, 02/01/21	75	78,116
County of Charleston SC GO, 5.00%, 11/01/21	155	166,780
Horry County School District/SC GO, 5.00%, 03/01/21	230	241,700
SCAGO Educational Facilities Corp. for Picknes School District RB, 5.00%, 12/01/21	65	70,047
South Carolina Public Service Authority RB
Series B, 4.00%, 12/01/21	55	58,181
Series B, 5.00%, 12/01/21	165	177,598
Series B, 5.00%, 12/01/21 (ETM)	40	43,088
South Carolina Transportation Infrastructure Bank RB
Series A, 5.00%, 10/01/21	440	471,447
Series B, 5.00%, 10/01/21	300	321,441
State of South Carolina GO
Series A, 4.00%, 06/01/21	290	303,001
Series A, 5.00%, 07/01/21 (SAW)	300	319,068

		2,406,880

Tennessee — 2.1%
City of Clarksville TN Water Sewer & Gas Revenue RB, 5.00%, 02/01/21	25	26,186
City of Johnson City TN GO, 5.00%, 06/01/21	200	212,014
City of Memphis TN GO, 5.00%, 06/01/21	500	529,955
County of Montgomery TN GO, 5.00%, 04/01/21	175	184,459
County of Shelby TN GO
Series A, 4.00%, 03/01/21	120	124,531
Series A, 5.00%, 03/01/21	200	210,174
Series A, 5.00%, 04/01/21	250	263,512
County of Sumner TN GO
5.00%, 06/01/21	125	132,509
5.00%, 12/01/21	190	204,879
County of Williamson TN GO, Series A, 5.00%, 04/01/21	500	527,025
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB, Series D, 4.00%, 10/01/21	340	358,499
Metropolitan Government of Nashville & Davidson County TN GO
5.00%, 07/01/21	425	451,796
Series A, 5.00%, 01/01/21	100	104,416
Series C, 5.00%, 07/01/21	270	287,023
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB, Series A, 5.25%, 01/01/21 (AGM ETM)	50	52,369
State of Tennessee GO
Series A, 5.00%, 08/01/21	830	885,826
Series A, 5.00%, 09/01/21	50	53,523
Series A, 5.00%, 10/01/21	595	638,578

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
Series B, 5.00%, 08/01/21	$250	$266,815
Series B, 5.00%, 11/01/21	75	80,762
Tennessee State School Bond Authority RB, Series B, 5.00%, 11/01/21	770	828,266

		6,423,117

Texas — 11.1%
Allen Independent School District GO, 5.00%, 02/15/21 (PSF)	100	104,878
Austin Independent School District GO
5.00%, 08/01/21 (PSF)	195	207,940
Series A, 5.00%, 08/01/21 (PSF)	125	133,295
Series B, 5.00%, 08/01/21	50	53,345
Canadian River Municipal Water Authority Corp. RB, 5.00%, 02/15/21	220	230,675
Carrollton-Farmers Branch Independent School District GO, 5.00%, 02/15/21 (PSF)	100	104,878
Central Texas Regional Mobility Authority RB, 5.00%, 01/01/21.	50	51,954
Central Texas Turnpike System RB, 0.00%, 08/15/21 (AMBAC)(a)	475	463,162
City of Austin TX Electric Utility Revenue RB, Series A, 5.00%, 11/15/21	120	129,227
City of Austin TX GOL
5.00%, 09/01/21	600	641,928
Series A, 4.00%, 09/01/21	50	52,594
City of Austin TX Water & Wastewater System Revenue RB
5.00%, 05/15/21	120	126,989
5.00%, 05/15/21 (ETM)	70	73,945
5.00%, 11/15/21	165	177,687
5.00%, 11/15/21 (ETM)	70	75,270
Series A, 5.00%, 05/15/21	165	174,610
Series A, 5.00%, 11/15/21	25	26,922
City of Corpus Christi TX Utility System Revenue RB
5.00%, 07/15/21	155	164,809
Series C, 5.00%, 07/15/21	50	53,164
City of Dallas TX GOL, 5.00%, 02/15/21	160	167,826
City of Dallas TX Waterworks & Sewer System Revenue RB
5.00%, 10/01/21	65	69,722
Series A, 5.00%, 10/01/21	110	117,991
City of Denton TX GO, 5.00%, 02/15/21	55	57,633
City of Denton TX GOL, 5.00%, 02/15/21	125	130,984
City of El Paso TX GOL, 4.00%, 08/15/21	110	115,289
City of El Paso TX Water & Sewer Revenue RB, 5.00%, 03/01/21	75	78,866
City of Fort Worth TX Water & Sewer System Revenue RB, 5.00%, 02/15/21	80	83,934
City of Garland TX Electric Utility System Revenue RB, 5.00%, 03/01/21	85	89,151
City of Garland TX GOL, 5.00%, 02/15/21	115	120,656
City of Grand Prairie TX GOL, 5.00%, 02/15/21	180	188,852
City of Houston TX Airport System Revenue RB, Series B, 5.00%, 07/01/21	775	823,065
City of Houston TX Combined Utility System Revenue RB
Series B, 5.00%, 11/15/21	110	118,481
Series C, 5.00%, 05/15/21	180	190,454
Series D, 5.00%, 11/15/21	245	263,889
City of Houston TX GOL, Series A, 5.00%, 03/01/21	300	315,099
City of Lubbock TX GOL
4.00%, 02/15/21	420	435,275
5.00%, 02/15/21	190	199,319

Security	Par (000)	Value

Texas (continued)
City of San Antonio Texas Electric & Gas Systems Revenue RB
4.00%, 02/01/21	$300	$310,356
5.00%, 02/01/21	505	528,651
City of San Marcos TX GOL, 5.00%, 08/15/21	40	42,684
Clear Creek Independent School District GO, Series A, 5.00%, 02/15/21 (PSF)	100	104,878
Clifton Higher Education Finance Corp. RB, 5.00%, 03/01/21	80	83,896
Conroe Independent School District GO, 5.00%, 02/15/21 (PSF)	40	41,936
County of Denton TX GOL, 5.00%, 07/15/21	125	132,932
County of Fort Bend TX GO, 5.00%, 03/01/21	15	15,753
County of Harris TX GOL
Series A, 5.00%, 08/15/21	55	58,650
Series A, 5.00%, 10/01/21	95	101,753
Series B, 5.00%, 10/01/21	100	107,245
County of Harris TX RB
5.00%, 08/15/21	145	154,808
Series A, 5.00%, 08/15/21	125	133,455
Cypress-Fairbanks Independent School District GO
4.00%, 02/15/21 (PSF)	120	124,333
5.00%, 02/15/21 (PSF)	175	183,536
Series A, 5.00%, 02/15/21 (PSF)	280	293,658
Series C, 5.00%, 02/15/21 (PSF)	100	104,878
Dallas Area Rapid Transit RB
Series A, 5.00%, 12/01/21	225	242,669
Series B, 4.00%, 12/01/21	140	148,133
Series B, 5.00%, 12/01/21	55	59,319
Dallas Independent School District GO, 4.00%, 08/15/21 (PSF)	70	73,517
Dallas/Fort Worth International Airport RB
Series E, 5.00%, 11/01/21	150	161,184
Series F, 5.00%, 11/01/21	180	193,421
Series G, 5.00%, 11/01/21	85	91,338
Denton Independent School District GO, Series A, 5.00%, 08/15/21 (PSF)	100	106,783
DeSoto Independent School District GO, 0.00%, 08/15/21 (PSF)(a)	250	243,785
Edinburg Consolidated Independent School District/TX GO, 4.00%, 02/15/21 (PSF)	100	103,611
Fort Bend Independent School District GO
5.00%, 02/15/21 (PSF)	170	178,293
5.00%, 08/15/21 (PSF)	165	176,192
Fort Worth Independent School District GO, 5.00%, 02/15/21 (PSF)	395	414,063
Frisco Independent School District GO
5.00%, 08/15/21 (PSF)	140	149,496
Series A, 4.50%, 08/15/21 (PSF)	70	74,133
Garland Independent School District GO, 5.00%, 02/15/21 (PSF)	100	104,865
Grapevine-Colleyville Independent School District GO
5.00%, 08/15/21 (PSF)	55	58,731
Series A, 5.00%, 08/15/21	45	48,077
Harris County Cultural Education Facilities Finance Corp. RB
5.00%, 10/01/21	30	32,120
Series A, 5.00%, 11/15/21	105	112,635
Harris County Flood Control District RB, Series A, 5.25%, 10/01/21	230	247,836
Houston Community College System GOL, 5.00%, 02/15/21	230	241,311
Houston Community College System RB, 5.00%, 04/15/21	100	105,524

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Houston Independent School District GOL, 5.00%, 02/15/21 (PSF)	$250	$262,195
Katy Independent School District GO, Series A, 5.00%, 02/15/21 (PSF)	315	330,407
Keller Independent School District/TX GO, Series A, 5.00%, 08/15/21 (PSF)	285	304,332
Laredo Community College District GOL, 5.00%, 08/01/21	65	69,290
Leander Independent School District GO
0.00%, 08/15/21 (PSF)(a)	175	170,830
Series A, 0.00%, 08/15/21 (PSF)(a)	500	488,085
Series B, 0.00%, 08/15/21(a)	150	146,218
Series D, 0.00%, 08/15/21 (PSF)(a)	50	48,809
Lewisville Independent School District GO
Series A, 5.00%, 08/15/21 (PSF)	150	160,174
Series B, 4.00%, 08/15/21	285	299,478
Lone Star College System GOL
5.00%, 02/15/21	285	299,016
Series A, 5.00%, 08/15/21	145	154,915
Longview Independent School District GO, 5.00%, 02/15/21 (PSF)	70	73,415
Lower Colorado River Authority RB
5.00%, 05/15/21	350	369,999
Series A, 5.00%, 05/15/21	355	375,285
Series B, 5.00%, 05/15/21	180	190,285
Magnolia Independent School District/TX GO, 5.00%, 08/15/21	60	64,081
Manor Independent School District GO, 5.00%, 08/01/21 (PSF)	15	15,995
Metropolitan Transit Authority of Harris County RB
5.00%, 11/01/21	145	155,842
Series B, 5.00%, 11/01/21	230	247,197
Midland Independent School District GO, 5.00%, 02/15/21 (PSF)	50	52,439
North East Independent School District/TX GO, 5.25%, 02/01/21 (PSF)	115	120,735
North Texas Municipal Water District RB, 5.00%, 06/01/21	900	954,063
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/21	360	385,088
North Texas Tollway Authority RB
6.00%, 01/01/43 (PR 01/01/21)	550	580,068
Series A, 5.00%, 01/01/21	395	412,349
Series A, 5.00%, 09/01/21 (ETM)	20	21,360
Series A, 5.50%, 09/01/36 (PR 09/01/21)	820	883,140
Series D, 5.00%, 09/01/28 (PR 09/01/21)	800	854,400
Series D, 5.00%, 09/01/29 (PR 09/01/21)	155	165,540
Series D, 5.00%, 09/01/32 (PR 09/01/21)	270	288,360
Series D, 5.25%, 09/01/27 (PR 09/01/21)	1,500	1,608,750
Northside Independent School District GO 5.00%, 08/15/21 (PSF)	265	282,975
Series A, 4.00%, 08/15/21 (PSF)	40	42,010
Northwest Independent School District GO, 5.00%, 02/15/21 (PSF)	40	41,951
Pasadena Independent School District GO, 5.00%, 02/15/21 (PSF)	110	115,366
Permanent University Fund — Texas A&M University System RB, 5.00%, 07/01/21	130	138,219
Permanent University Fund — University of Texas System RB, Series A, 5.00%, 07/01/21	160	170,088
Pflugerville Independent School District GO, 5.00%, 02/15/21 (PSF)	50	52,439

Security	Par (000)	Value

Texas (continued)
Port Authority of Houston of Harris County Texas GO, Series A, 5.00%, 10/01/21	$125	$133,982
Richardson Independent School District GO, 4.00%, 02/15/21 (PSF)	300	310,833
San Antonio Water System RB
5.00%, 05/15/21	100	105,761
Series A, 5.00%, 05/15/21	50	52,881
Series A, 5.00%, 05/15/21 (ETM)	5	5,290
Series B, 5.00%, 05/15/21	160	169,218
Santa Fe Independent School District/TX GO, 5.00%, 02/15/21 (PSF)	345	361,829
South Texas College GOL, 5.00%, 08/15/21	70	74,633
Southwest Higher Education Authority Inc. RB, 5.00%, 10/01/21	140	150,143
Spring Branch Independent School District GO, Series B, 5.00%, 02/01/21 (PSF)	115	120,441
Spring Independent School District GO, 5.00%, 08/15/21 (PSF)	250	266,957
State of Texas GO
5.00%, 04/01/21	490	516,627
5.00%, 10/01/21	305	327,460
Series A, 5.00%, 04/01/21	500	527,170
Series A, 5.00%, 08/01/21	35	37,354
Series A, 5.00%, 10/01/21	130	139,573
Series C, 5.00%, 08/01/21	20	21,345
Series D, 5.00%, 05/15/21	200	211,806
Series G, 5.00%, 08/01/21	100	106,726
Tarrant County Cultural Education Facilities Finance Corp. RB, 5.00%, 12/01/21	90	96,949
Tarrant Regional Water District RB
5.00%, 03/01/21	120	126,104
6.00%, 09/01/21	250	271,830
Series A, 5.00%, 03/01/21	65	68,307
Texas State University System RB
4.50%, 03/15/21	15	15,668
5.00%, 03/15/21	125	131,405
Series A, 5.00%, 03/15/21	1,000	1,051,240
Texas Transportation Commission State Highway Fund RB
5.00%, 10/01/21	585	627,383
Series A, 5.00%, 04/01/21	680	716,366
Texas Water Development Board RB
Series A, 5.00%, 04/15/21	230	242,705
Series A, 5.00%, 10/15/21	275	295,218
Trinity River Authority Central Regional Wastewater System Revenue RB, 5.00%, 08/01/21	195	207,765
Tyler Independent School District GO, 5.00%, 02/15/21 (PSF)	150	157,317
University of Houston RB, Series A, 5.00%, 02/15/21	150	157,298
University of North Texas System RB
5.00%, 04/15/21	225	237,530
Series A, 5.00%, 04/15/21	40	42,228
University of Texas System (The) RB
Series A, 4.00%, 08/15/21	90	94,490
Series B, 4.00%, 08/15/21	80	83,991
Series B, 5.00%, 08/15/21	155	165,456
Series C, 5.00%, 08/15/21	280	298,889
Series D, 5.00%, 08/15/21	150	160,119
Series I, 5.00%, 08/15/21	260	277,540

		33,065,211

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 0.9%
Central Utah Water Conservancy District GOL, Series C, 5.00%, 04/01/21	$105	$110,675
County of Salt Lake UT RB, Series A, 5.00%, 02/01/21	75	78,577
Metropolitan Water District of Salt Lake & Sandy RB, Series A, 4.00%, 07/01/21	100	104,718
State of Utah GO
5.00%, 07/01/21	250	265,890
Series 2011-A, 5.00%, 07/01/24 (PR 07/01/21)	860	914,662
Series A, 4.00%, 07/01/21	35	36,651
Series A, 5.00%, 07/01/22 (PR 07/01/21)	95	101,038
Series A, 5.00%, 07/01/26 (PR 07/01/21)	400	425,424
University of Utah (The) RB, Series A, 5.00%, 08/01/21	175	186,645
Utah State Building Ownership Authority RB, 5.00%, 05/15/21	415	439,364
Utah Transit Authority RB, Series A, 5.00%, 06/15/21	105	111,322

		2,774,966

Vermont — 0.2%
Vermont Municipal Bond Bank RB, Series 3, 5.00%, 12/01/21	565	609,974

Virginia — 6.8%
City of Alexandria VA GO, 5.00%, 07/15/21 (SAW)	35	37,295
City of Norfolk VA GO, 5.00%, 08/01/21 (SAW)	80	85,352
City of Norfolk VA Water Revenue RB, 5.00%, 11/01/21	150	161,400
City of Virginia Beach VA GO, Series B, 5.00%, 09/15/21 (SAW)	75	80,410
Commonwealth of Virginia GO, Series A, 5.00%, 06/01/21	140	148,569
County of Arlington VA GO
Series A, 4.00%, 08/01/29 (PR 08/01/21)	2,000	2,097,280
Series A, 5.00%, 08/01/21	155	165,314
Series A, 5.00%, 08/15/21	210	224,282
Series C, 5.00%, 08/15/22 (PR 02/15/21) (SAW)	1,100	1,154,098
County of Chesterfield VA GO, Series B, 5.00%, 01/01/21 (SAW)	200	208,974
County of Fairfax VA GO
Series A, 5.00%, 10/01/21 (SAW)	100	107,383
Series A, 5.00%, 10/01/25 (PR 10/01/21) (SAW)	1,250	1,340,075
Series A, 5.00%, 10/01/29 (PR 10/01/21) (SAW)	1,100	1,179,266
Series B, 5.00%, 04/01/21 (SAW)	115	121,266
Series C, 5.00%, 10/01/21 (SAW)	350	375,841
County of Fairfax VA Sewer Revenue RB, 5.00%, 07/15/24 (PR 07/15/21)	580	617,213
County of Henrico VA GO, 5.00%, 07/15/21	380	405,046
County of Loudoun VA GO
5.00%, 12/01/21	40	43,193
5.00%, 12/01/21 (SAW)	170	183,569
Series A, 5.00%, 12/01/21 (SAW)	475	512,914
Fairfax County Economic Development Authority RB, Series A, 5.00%, 10/01/21	80	85,828
University of Virginia RB, Series B, 5.00%, 08/01/21	435	464,336
Virginia College Building Authority RB
5.00%, 02/01/21	200	209,616
Series 2, 5.00%, 09/01/21	85	91,004
Series A, 5.00%, 02/01/21	505	529,280
Series A, 5.00%, 09/01/21	600	642,384
Series E-1, 5.00%, 02/01/21	170	178,174
Virginia Commonwealth Transportation Board RB
5.00%, 03/15/21	100	105,236
5.00%, 05/15/21	825	873,436
5.00%, 09/15/21	820	878,671
5.00%, 05/15/25 (PR 05/15/21) (SAP)	1,175	1,243,984
5.00%, 05/15/32 (PR 05/15/21) (SAP)	1,600	1,693,936

Security	Par (000)	Value

Virginia (continued)
Series B, 5.00%, 03/15/21	$130	$136,807
Series B, 5.00%, 09/15/21	75	80,366
Virginia Public Building Authority RB
Series A, 5.00%, 08/01/21	820	875,153
Series B, 5.00%, 08/01/21	395	421,568
Virginia Public School Authority RB
5.00%, 01/15/21 (SAW)	125	130,658
5.00%, 08/01/21 (SAW)	200	213,254
Series A, 5.00%, 08/01/21 (SAW)	35	37,304
Series B, 4.00%, 08/01/26 (PR 08/01/21) (NPFGC)	525	550,536
Series B, 5.00%, 08/01/21 (NPFGC)	185	197,177
Series IV, 5.00%, 04/15/21	105	110,738
Virginia Resources Authority RB
5.00%, 10/01/21	200	214,530
5.00%, 11/01/21	655	704,649
Series A, 5.00%, 11/01/21	100	107,580
Series B, 5.00%, 11/01/21	240	258,192
Series B, 5.00%, 11/01/21 (SAW)	30	32,274

		20,315,411

Washington — 6.1%
Auburn School District No. 408 of King & Pierce Counties GO, Series B, 4.00%, 12/01/21 (GTD)	75	79,354
Central Puget Sound Regional Transit Authority RB
Series P-1, 5.00%, 02/01/21	165	172,869
Series S-1, 5.00%, 11/01/21	300	322,926
City of Bellevue WA GOL, 5.00%, 12/01/21	525	566,658
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 04/01/21	115	121,216
City of Seattle WA GO, 5.00%, 12/01/21	460	496,501
City of Seattle WA GOL
4.50%, 03/01/21	50	52,223
5.00%, 09/01/21	110	117,687
5.00%, 11/01/21	425	457,389
City of Seattle WA Municipal Drainage & Wastewater Revenue RB, 5.00%, 09/01/21	70	74,905
City of Seattle WA Municipal Light & Power Revenue RB
5.00%, 09/01/21	295	315,615
Series A, 5.00%, 02/01/21	100	104,757
Series B, 5.00%, 04/01/21	300	316,173
Series C, 5.00%, 09/01/21	75	80,241
City of Seattle WA Water System Revenue RB
5.00%, 05/01/21	120	126,869
5.00%, 09/01/21	700	749,049
City of Tacoma WA Electric System Revenue RB, Series A, 5.00%, 01/01/21	250	260,980
City of Vancouver WA GOL, Series B, 5.00%, 12/01/21	245	264,335
Clark County Public Utility District No. 1 RB, 5.00%, 01/01/21	205	213,858
County of Clark WA GOL, 5.00%, 12/01/21	50	53,967
County of King WA GO, 5.00%, 12/01/21	125	134,919
County of King WA GOL
5.00%, 01/01/21	50	52,226
5.00%, 06/01/21	80	84,832
5.00%, 07/01/21	160	170,170
5.00%, 12/01/21	60	64,761
Series B, 5.00%, 12/01/21	115	124,125
Series E, 4.00%, 06/01/21	100	104,483
County of King WA Sewer Revenue RB
Series A, 5.00%, 01/01/21	80	83,561
Series B, 4.00%, 01/01/21	150	154,956
Series B, 5.00%, 07/01/21	325	345,657

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Series B, 5.00%, 01/01/31 (PR 01/01/21)	$1,560	$1,627,595
Series C, 5.00%, 01/01/35 (PR 01/01/21)	210	219,347
County of Pierce WA GOL, Series A, 5.00%, 08/01/21	115	122,693
County of Snohomish WA GOL, 5.00%, 12/01/21	150	161,742
Energy Northwest RB, Series A, 5.00%, 07/01/21	1,385	1,473,030
Franklin County School District No. 1 Pasco GO, 4.00%, 12/01/21 (GTD)	180	190,336
King County Public Hospital District No. 2 GO, 5.00%, 12/01/21	50	53,946
King County School District No. 405 Bellevue GO, Series A, 5.00%, 12/01/21 (GTD)	175	188,811
Lewis County Public Utility District No. 1 RB, 5.00%, 10/01/21	45	48,296
Pierce County School District No. 416 White River GO, 5.00%, 12/01/21 (GTD)	50	53,924
Pierce County School District No. 83 University Place GO, 4.00%, 12/01/21 (GTD)	100	105,805
Port of Seattle WA RB
Series A, 4.00%, 08/01/21	140	146,759
Series A, 5.00%, 08/01/21	100	106,546
Series A, 5.25%, 07/01/21 (NPFGC)	235	250,778
Series B, 5.00%, 03/01/21	165	173,215
Public Utility District No. 1 of Cowlitz County WA RB, Series A, 5.00%, 09/01/21	25	26,705
Snohomish County Public Utility District No. 1 RB, 4.00%, 12/01/21	195	206,404
Snohomish County School District No. 15 Edmonds GO, 5.00%, 12/01/21 (GTD)	180	194,128
Snohomish County School District No. 2 Everett GO
4.00%, 12/01/21 (GTD)	100	105,848
5.00%, 12/01/21 (GTD)	210	226,573
State of Washington COP
5.00%, 07/01/21	100	106,219
Series A, 5.00%, 07/01/21	455	483,297
Series B, 4.00%, 07/01/21	225	235,312
State of Washington GO
5.00%, 08/01/21	115	122,673
Series 03-C, 0.00%, 06/01/21 (NPFGC)(a)	115	112,779
Series 2016A, 5.00%, 07/01/21	240	255,214
Series A, 5.00%, 08/01/21	100	106,672
Series A, 5.00%, 08/01/29 (PR 08/01/21)	1,200	1,278,984
Series B, 5.00%, 07/01/21	160	170,142
Series B, 5.00%, 08/01/21	270	288,014
Series C, 0.00%, 06/01/21 (NPFGC)(a)	200	196,138
Series C, 5.00%, 06/01/21	100	106,024
Series D, 5.00%, 07/01/21	100	106,339
Series R, 5.00%, 07/01/21	255	271,164
Series R-2013A, 5.00%, 07/01/21	135	143,558
Series R-2015, 5.00%, 07/01/21	215	228,629
Series R-2015E, 5.00%, 07/01/21	515	547,646
State of Washington RB, 5.00%, 09/01/21	600	640,914
University of Washington RB
5.00%, 07/01/21	35	37,219
Series A, 5.00%, 04/01/21	220	231,860
Series A, 5.00%, 07/01/21	430	457,258
Series B, 5.00%, 06/01/21	25	26,506
Series C, 5.00%, 07/01/21	55	58,486
Washington State University RB, 5.00%, 04/01/21	95	100,066

		18,260,856

Security	Par/ Shares (000)	Value

West Virginia — 0.4%
State of West Virginia GO
5.00%, 11/01/21	$200	$215,298
Series A, 5.00%, 11/01/21	385	414,448
West Virginia Commissioner of Highways RB, Series A, 5.00%, 09/01/21	100	106,856
West Virginia State School Building Authority Lottery RB, Series A, 5.00%, 07/01/21	175	185,913
West Virginia University RB, Series B, 5.00%, 10/01/21	25	26,792
West Virginia Water Development Authority RB, Series A, 5.00%, 07/01/21	100	106,407

		1,055,714

Wisconsin — 2.0%
City of Milwaukee WI GO
5.00%, 05/01/21	25	26,420
Series N-3, 5.00%, 05/15/21	95	100,533
Milwaukee County Metropolitan Sewer District GO, Series A, 5.25%, 10/01/21	150	161,692
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
Series 1, 4.00%, 06/01/21 (ETM)	255	266,432
Series 1, 5.00%, 06/01/21 (ETM)	100	105,959
Series 2, 5.00%, 06/01/21 (ETM)	30	31,812
State of Wisconsin Environmental Improvement Fund Revenue RB, 5.00%, 06/01/21	425	450,806
State of Wisconsin GO
5.00%, 05/01/21	205	216,765
Series 1, 5.00%, 05/01/21	635	671,443
Series 1, 5.00%, 11/01/21	345	371,389
Series 2, 4.00%, 11/01/21	335	354,045
Series 2, 5.00%, 05/01/21	155	163,895
Series 2, 5.00%, 11/01/21	290	312,182
Series 3, 5.00%, 11/01/21	605	651,276
Series B, 5.00%, 05/01/21	50	52,869
Wisconsin Department of Transportation RB
First Series, 5.00%, 07/01/21	405	430,673
Series 1, 5.00%, 07/01/21	545	579,548
Series 2, 5.00%, 07/01/21	495	526,378
Wisconsin Health & Educational Facilities Authority RB, 4.00%, 11/15/21	50	52,811
WPPI Energy RB, Series A, 5.00%, 07/01/21	385	408,812

		5,935,740

Total Municipal Debt Obligations — 98.6% (Cost: $292,833,226)		294,957,350

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Liquidity Funds: MuniCash, 1.04%(d)(e)	387	387,069

Total Short-Term Investments — 0.1% (Cost: $387,052)		387,069

Total Investments in Securities — 98.7% (Cost: $293,220,278)		295,344,419

Other Assets, Less Liabilities — 1.3%		3,859,573

Net Assets — 100.0%		$299,203,992

(a)	Zero-coupon bond.
(b)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2021 Term Muni Bond ETF

(c)	Security is payable upon demand on each reset date.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds: MuniCash	98	289	387	$387,069	$7,195	$187		$17

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Municipal Debt Obligations	$—	$294,957,350	$—	$294,957,350
Money Market Funds	387,069	—	—	387,069

	$387,069	$294,957,350	$—	$295,344,419

See notes to financial statements.

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.0%
Alabama Federal Aid Highway Finance Authority RB
4.00%, 09/01/22	$305	$327,430
5.00%, 09/01/22	65	71,785
5.00%, 09/01/23 (PR 09/01/22)	150	166,137
Series A, 5.00%, 09/01/22	250	276,762
Alabama Public School & College Authority RB
Series A, 5.00%, 02/01/22	90	97,618
Series B, 5.00%, 01/01/22	570	616,506
Series B, 5.00%, 05/01/22	360	393,768
Series C, 5.00%, 09/01/22	170	187,998
City of Huntsville AL GOL, 5.00%, 11/01/22	100	111,188
City of Huntsville AL Water Revenue RB, 5.00%, 11/01/22	180	200,196
State of Alabama GO, Series A, 5.00%, 08/01/22	790	871,481

		3,320,869

Alaska — 0.1%
Municipality of Anchorage AK GO, Series B, 5.00%, 09/01/22	255	281,920

Arizona — 3.3%
Arizona Board of Regents COP
Series A, 5.00%, 06/01/22	140	153,367
Series B, 5.00%, 06/01/22	75	82,161
Series C, 5.00%, 06/01/22	140	153,367
Arizona Department of Transportation State Highway Fund Revenue RB
5.00%, 07/01/34 (PR 07/01/22)	1,100	1,209,934
Series A, 5.00%, 07/01/22	745	819,381
Series A, 5.00%, 07/01/27 (PR 07/01/22)	415	455,902
Arizona State University RB, Series A, 5.00%, 07/01/22	265	291,752
Arizona Transportation Board RB, 5.00%, 07/01/22	540	594,341
Arizona Water Infrastructure Finance Authority RB
Series A, 5.00%, 10/01/22	400	444,036
Series A, 5.00%, 10/01/22 (ETM)	125	138,839
City of Chandler AZ GOL, 4.00%, 07/01/22	120	128,915
City of Chandler AZ RB, 5.00%, 07/01/22	100	110,039
City of Mesa AZ RB, 5.00%, 07/01/22	250	274,960
City of Phoenix AZ GO, 4.00%, 07/01/22	200	215,022
City of Phoenix AZ GOL, Series C, 4.00%, 07/01/22	375	402,758
City of Phoenix Civic Improvement Corp. RB
5.00%, 07/01/22	865	951,837
Series A, 5.00%, 07/01/22	265	291,752
Series B, 5.00%, 07/01/22	660	726,627
City of Scottsdale AZ GO, Series B, 5.00%, 07/01/22	215	236,762
City of Tempe AZ GOL
Series B, 4.50%, 07/01/22	55	59,849
Series C, 4.00%, 07/01/22	105	112,887
City of Tucson AZ Water System Revenue RB
5.00%, 07/01/22	140	153,978
Series A, 5.00%, 07/01/22	45	49,493
County of Pima AZ GOL, 4.00%, 07/01/22	145	155,692
County of Pima AZ RB, 5.00%, 07/01/22	110	121,013
Gilbert Water Resource Municipal Property Corp. RB, 5.00%, 07/01/22	105	115,628
Maricopa County Community College District GO, 5.00%, 07/01/22	425	468,018
Maricopa County High School District No. 210-Phoenix GO, Series E, 5.00%, 07/01/22	50	54,992
Maricopa County High School District No. 210-Phoenix GOL, 5.00%, 07/01/22	475	522,424

Security	Par (000)	Value

Arizona (continued)
Salt River Project Agricultural Improvement & Power District RB
5.00%, 01/01/22	$50	$54,124
Series A, 5.00%, 01/01/22	35	37,887
Series A, 5.00%, 12/01/22	200	223,430
Scottsdale Municipal Property Corp. RB, 5.00%, 07/01/22	330	363,221
State of Arizona COP, 5.00%, 09/01/22	370	408,843
University of Arizona (The) RB
5.00%, 06/01/22	220	241,536
Series A, 5.00%, 06/01/22	100	109,789

		10,934,556

Arkansas — 0.2%
State of Arkansas GO
3.00%, 10/01/22	150	157,867
5.00%, 10/01/22	435	482,624
University of Arkansas RB, Series A, 5.00%, 11/01/22	135	150,231

		790,722

California — 7.0%
Alameda Corridor Transportation Authority RB, Series A, 5.00%, 10/01/22	185	205,818
Alameda Unified School District-Alameda County/CA GO, Series A, 0.00%, 08/01/22 (AGM)(a)	260	250,474
Benicia Unified School District GO, Series A, 0.00%, 08/01/22 (NPFGC)(a)	25	23,993
Beverly Hills Unified School District CA GO, 0.00%, 08/01/22(a)	60	57,959
Burbank Unified School District GO, Series C, 0.00%, 08/01/22 (NPFGC)(a)	90	86,514
California Health Facilities Financing Authority RB
Series A, 5.00%, 03/01/22	175	190,643
Series A, 5.00%, 10/01/22	165	184,020
Series C, 5.00%, 08/01/31(b)(c)	355	394,831
California Infrastructure & Economic Development Bank RB
5.00%, 07/01/22	100	110,067
Series A, 5.00%, 10/01/22	290	323,605
California State Public Works Board RB
Series A, 4.00%, 04/01/22	20	21,376
Series A, 5.00%, 04/01/22	105	114,713
Series B, 5.00%, 10/01/22	410	455,510
Series C, 5.00%, 11/01/22	135	150,399
Series D, 5.00%, 09/01/22	210	232,666
Series D, 5.00%, 09/01/37 (PR 09/01/22)	200	222,760
Series F, 5.00%, 05/01/22	260	284,859
Series G, 5.00%, 11/01/22	95	105,837
Series H, 5.00%, 12/01/22	335	374,245
California State University RB
Series A, 5.00%, 11/01/22	325	363,503
Series C, 5.00%, 11/01/22 (AGM)	30	33,554
California Statewide Communities Development Authority RB
5.00%, 05/15/22	50	54,590
Series A, 5.00%, 05/15/22	100	109,180
Carlsbad Unified School District GO, 0.00%, 05/01/22 (NPFGC)(a)	100	96,752
Chabot-Las Positas Community College District GO, 5.00%, 08/01/22	120	133,134
City & County of San Francisco CA COP, Series R-1, 5.00%, 09/01/22	75	83,361
City & County of San Francisco CA GO, Series R-1, 5.00%, 06/15/22	25	27,599

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
City of Los Angeles CA Wastewater System Revenue RB, Series C, 5.00%, 06/01/22	$60	$66,196
City of Los Angeles Department of Airports RB
Series B, 5.00%, 05/15/22	30	32,975
Series C, 5.00%, 05/15/22	45	49,462
City of Sacramento CA Water Revenue RB, 5.00%, 09/01/22	80	89,014
City of San Francisco CA Public Utilities Commission Water Revenue RB
4.00%, 11/01/22	25	27,196
5.00%, 11/01/22	255	284,889
City of Santa Clara CA Electric Revenue RB, Series A, 5.00%, 07/01/22	95	105,092
Corona-Norco Unified School District GO, Series C, 0.00%, 08/01/22 (AGM)(a)	100	96,336
County of Los Angeles CA COP, 5.00%, 09/01/22	130	144,492
County of Santa Clara CA GO, Series B, 5.00%, 08/01/22	40	44,390
Dublin Unified School District GO, 5.00%, 08/01/22	200	221,774
East Bay Municipal Utility District Water System Revenue RB, Series B, 5.00%, 06/01/22	80	88,240
East Side Union High School District GO, 5.00%, 08/01/22	140	155,001
Encinitas Union School District/CA GO, 0.00%, 08/01/22(a)	60	57,912
Evergreen School District GO, 5.00%, 09/01/22	100	111,267
Foothill-De Anza Community College District GO, 5.00%, 08/01/22	20	22,195
Fullerton School District GO, 0.00%, 08/01/22 (NPFGC)(a)	80	77,132
Healdsburg Unified School District GO, Series A, 0.00%, 08/01/22(a)	80	77,090
Las Virgenes Unified School District GO
0.00%, 11/01/22 (AGM)(a)	55	52,920
Series D, 0.00%, 09/01/22 (NPFGC)(a)	100	96,302
Los Altos Elementary School District GO, 4.00%, 08/01/22	25	27,076
Los Angeles Community College District/CA GO
Series A, 5.00%, 08/01/22	130	144,153
Series G, 4.00%, 08/01/22	100	108,188
Series G, 5.00%, 08/01/22	125	138,609
Los Angeles County Metropolitan Transportation Authority RB
Series A, 5.00%, 07/01/22	100	110,623
Series B, 5.00%, 07/01/22	45	49,780
Los Angeles County Public Works Financing Authority RB, Series D, 5.00%, 12/01/22	50	56,051
Los Angeles County Redevelopment Refunding Authority TA, Series C, 5.00%, 12/01/22	25	28,058
Los Angeles Department of Water & Power System Revenue RB
Series A, 4.00%, 07/01/22	50	53,975
Series B, 5.00%, 07/01/22	180	199,021
Series C, 4.00%, 07/01/22	45	48,577
Los Angeles Unified School District/CA GO
Series A, 5.00%, 07/01/22	670	737,817
Series B, 5.00%, 07/01/22	245	269,799
Series B-1, 5.00%, 07/01/22	175	192,713
Series C, 5.00%, 07/01/22	205	225,750
Manhattan Beach Unified School District GO, Series B, 0.00%, 09/01/22 (NPFGC)(a)	25	24,089
Milpitas Redevelopment Agency Successor Agency TA, 5.00%, 09/01/22	155	172,234
Monterey Peninsula Community College District GO, 0.00%, 08/01/22(a)	110	106,085
Morgan Hill Redevelopment Agency Successor Agency TA, Series A, 5.00%, 09/01/22	50	55,634

Security	Par (000)	Value

California (continued)
Mount Diablo Unified School District/CA GO, Series A, 0.00%, 08/01/22 (AGM)(a)	$160	$154,054
Municipal Improvement Corp. of Los Angeles RB, Series B, 5.00%, 11/01/22	130	145,115
New Haven Unified School District GO, 0.00%, 08/01/22 (AGM)(a)	50	48,142
Novato Unified School District/CA GO, 4.00%, 02/01/22	80	85,448
Oxnard Financing Authority RB, 5.00%, 06/01/22	20	21,947
Poway Redevelopment Agency Successor Agency TA, Series A, 5.00%, 06/15/22	25	27,620
Poway Unified School District GO, 5.00%, 08/01/22	15	16,625
Redwood City Elementary School District/CA GO, 0.00%, 08/01/22 (NPFGC)(a)	40	38,398
Sacramento Municipal Utility District RB
5.00%, 07/01/22	60	66,440
5.00%, 08/15/22	50	55,504
San Diego County Water Authority Financing Corp. RB, 5.00%, 05/01/22	340	373,922
San Diego Regional Building Authority RB, Series A, 5.00%, 10/15/22	260	290,519
San Diego Unified School District/CA GO
Series A, 0.00%, 07/01/22 (NPFGC)(a)	480	464,314
Series D-1, 5.50%, 07/01/22 (NPFGC)	100	111,680
Series H-2, 5.00%, 07/01/22	75	82,779
San Francisco Bay Area Rapid Transit District Sales Tax Revenue RB, Series A, 5.00%, 07/01/22	75	82,925
San Francisco City & County Airport Commission San Francisco International Airport RB
Series A, 5.00%, 05/01/22	105	115,367
Series D, 5.00%, 05/01/22	150	164,809
San Joaquin Delta Community College District GO, Series A, 5.00%, 08/01/22	50	55,458
San Jose Financing Authority RB, Series A, 5.00%, 06/01/22	50	55,123
San Juan Unified School District GO, 0.00%, 08/01/22 (AGM)(a)	125	120,684
San Mateo County Community College District GO 4.00%, 09/01/22	30	32,555
Series A, 0.00%, 09/01/22 (NPFGC)(a)	175	169,097
San Rafael City High School District/CA GO, Series B, 0.00%, 08/01/22 (NPFGC)(a)	100	96,599
San Rafael Redevelopment Agency TA, 0.00%, 12/01/22 (AMBAC)(a)	75	71,996
San Ramon Valley Unified School District/CA GO, 4.00%, 08/01/22	110	119,007
Santa Ana Unified School District GO, Series B, 0.00%, 08/01/22 (NPFGC)(a)	40	38,430
Santa Monica Community College District GO
Series A, 5.00%, 08/01/22	100	111,002
Series E, 0.00%, 08/01/22(a)	50	48,287
Santa Monica-Malibu Unified School District GO, 0.00%, 08/01/22 (NPFGC)(a)	55	53,231
Saratoga Union School District GO, Series A, 0.00%, 09/01/22 (NPFGC)(a)	170	163,667
Sierra Joint Community College District School Facilities District No. 2 GO, Series B, 0.00%, 08/01/22 (NPFGC)(a)	50	48,168
Sonoma County Junior College District GO, 5.00%, 08/01/22	115	127,520
Southern California Public Power Authority RB, Series A, 5.00%, 07/01/22	40	44,182

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
State of California Department of Water Resources Power Supply Revenue RB
Series O, 4.00%, 05/01/22	$135	$144,875
Series O, 5.00%, 05/01/22	525	576,287
State of California Department of Water Resources RB
Series AM, 5.00%, 12/01/22	150	168,202
Series AS, 5.00%, 12/01/22	75	84,101
Series AW, 5.00%, 12/01/22	15	16,820
Series AX, 5.00%, 12/01/22	100	112,135
State of California GO
4.00%, 02/01/22	30	31,953
4.00%, 09/01/22	45	48,661
5.00%, 02/01/22	170	184,824
5.00%, 03/01/22	30	32,711
5.00%, 04/01/22	600	656,099
5.00%, 05/01/22	405	444,143
5.00%, 08/01/22	300	331,800
5.00%, 09/01/22	2,475	2,745,046
5.00%, 10/01/22	525	583,915
5.00%, 11/01/22	290	323,446
5.00%, 12/01/22	195	218,096
5.25%, 09/01/22	115	128,346
5.25%, 10/01/22	590	660,422
Series A, 5.00%, 09/01/22	105	116,457
Series B, 5.00%, 08/01/22	440	486,640
Series B, 5.00%, 09/01/22	1,200	1,330,932
Torrance Unified School District GO, 5.00%, 08/01/22	40	44,366
University of California RB
Series AO, 4.00%, 05/15/22	20	21,527
Series AO, 5.00%, 05/15/22	170	187,218
Series AR, 4.00%, 05/15/22	50	53,817
Series G, 5.00%, 05/15/22	40	44,030
Ventura County Community College District GO, Series C, 0.00%, 08/01/22(a)	250	241,565
William S Hart Union High School District GO, Series B, 0.00%, 09/01/22 (AGM)(a)	25	24,069

		23,083,186

Colorado — 1.2%
Board of Governors of Colorado State University System RB
Series A, 5.00%, 03/01/22	210	228,417
Series B, 5.00%, 03/01/22	250	272,105
City & County of Denver CO Airport System Revenue RB, Series B, 5.00%, 11/15/22	225	250,276
City & County of Denver CO GO, 0.00%, 01/29/22(a)	20	19,441
City & County of Denver CO RB, Series A, 5.00%, 08/01/22	120	132,480
City of Colorado Springs CO Utilities System Revenue RB, Series A, 5.00%, 11/15/22	20	22,297
Denver City & County School District No. 1 GO
Series B, 4.00%, 12/01/22 (SAW)	150	162,861
Series B, 4.00%, 12/01/28 (PR 12/01/22) (SAW)	1,100	1,195,139
Series B, 5.00%, 12/01/25 (PR 12/01/22) (SAW)	225	251,242
Series B, 5.00%, 12/01/26 (PR 12/01/22) (SAW)	340	379,654
Series B, 5.00%, 12/01/31 (PR 12/01/22) (SAW)	330	368,488
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/22 (NPFGC)(a)	90	86,236
Summit County School District No. Re-1 Summit GO, 5.00%, 12/01/22 (SAW)	75	83,689

Security	Par (000)	Value

Colorado (continued)
University of Colorado RB
Series A-1, 4.00%, 06/01/22	$220	$235,620
Series B, 5.00%, 06/01/22	180	197,332

		3,885,277

Connecticut — 1.5%
Connecticut State Health & Educational Facilities Authority RB
Series A, 5.00%, 07/01/42(b)(c)	350	384,461
Series A-1, 5.00%, 07/01/42(b)(c)	645	708,507
Series E, 5.00%, 07/01/22	150	165,143
State of Connecticut GO
Series A, 4.00%, 03/01/22	50	53,016
Series A, 5.00%, 10/15/22	320	353,424
Series C, 5.00%, 06/01/22	70	76,423
Series C, 5.00%, 06/15/22	90	98,377
Series D, 5.00%, 06/15/22	20	21,862
Series D, 5.00%, 08/15/22	190	208,766
Series E, 5.00%, 08/15/22	175	192,285
Series E, 5.00%, 10/15/22	670	739,981
Series F, 4.00%, 11/15/22	675	727,454
Series F, 5.00%, 11/15/22	90	99,656
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 01/01/22	100	107,824
Series A, 5.00%, 08/01/22	110	120,844
Series A, 5.00%, 09/01/22	340	374,496
Series A, 5.00%, 10/01/22	185	204,301
Series B, 5.00%, 08/01/22	135	148,308
University of Connecticut RB
Series A, 5.00%, 02/15/22	105	113,690
Series A, 5.00%, 08/15/22	125	137,526

		5,036,344

Delaware — 0.7%
Delaware River & Bay Authority RB, 5.00%, 01/01/22	170	183,643
Delaware Transportation Authority RB
5.00%, 06/01/22	170	186,141
5.00%, 07/01/22	585	644,309
State of Delaware GO
Series B, 5.00%, 07/01/22	175	192,908
Series C, 5.00%, 03/01/22	750	817,402
Series D, 5.00%, 07/01/22	215	237,001
University of Delaware RB, Series A, 5.00%, 11/01/22	105	116,953

		2,378,357

District of Columbia — 1.3%
District of Columbia GO
Series A, 5.00%, 06/01/22	1,215	1,333,609
Series B, 5.00%, 06/01/22	100	109,762
Series D, 5.00%, 06/01/22	210	230,500
Series E, 5.00%, 06/01/22	115	126,226
District of Columbia RB
5.00%, 07/15/22	75	82,488
Series A, 4.00%, 12/01/22	195	211,534
Series A, 5.00%, 12/01/22	465	519,321
Series C, 4.00%, 12/01/22	150	162,719
Series C, 5.00%, 12/01/22	190	212,196
District of Columbia Water & Sewer Authority RB
Series A, 5.00%, 10/01/22	175	194,320
Series C, 5.00%, 10/01/22	390	433,056
Metropolitan Washington Airports Authority RB, Series C, 5.00%, 10/01/22	380	421,952

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
Washington Metropolitan Area Transit Authority RB, Series B, 5.00%, 07/01/22	$125	$137,341

		4,175,024

Florida — 4.9%
Board of Governors State University System of Florida RB, Series A, 5.00%, 07/01/22	30	32,970
Broward County FL Water & Sewer Utility Revenue RB, Series B, 5.00%, 10/01/22	265	294,256
Central Florida Expressway Authority RB, Series B, 4.00%, 07/01/22	55	59,041
City of Jacksonville FL RB
5.00%, 10/01/22	330	364,572
Series A, 4.00%, 10/01/22	50	53,825
Series A, 5.00%, 10/01/22	100	110,857
Series C, 5.00%, 10/01/22	100	110,857
City of Tallahassee FL Energy System Revenue RB, 5.00%, 10/01/22	70	77,664
City of Tampa FL RB
5.00%, 10/01/22	230	255,042
Series A, 5.00%, 10/01/22	140	155,456
Series B, 5.00%, 10/01/22	75	83,280
County of Broward FL Airport System Revenue RB
Series C, 5.00%, 10/01/22	245	271,453
Series P-2, 5.00%, 10/01/22	150	166,195
Series Q-1, 5.00%, 10/01/22	50	55,399
County of Hillsborough FL Community Investment Tax Revenue RB, 5.00%, 11/01/22	160	177,651
County of Lee FL Transportation Facilities Revenue RB, 5.00%, 10/01/22 (AGM)	100	110,675
County of Miami-Dade FL Aviation Revenue RB, Series B, 5.00%, 10/01/22	535	591,303
County of Miami-Dade FL GO, 5.00%, 07/01/22	140	154,055
County of Miami-Dade FL RB, Series A, 5.00%, 10/01/22	115	127,207
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/22	200	219,803
County of Miami-Dade FL Water & Sewer System Revenue RB
5.00%, 10/01/22	235	260,728
Series B, 5.25%, 10/01/22 (AGM)	525	586,703
County of Orange FL Sales Tax Revenue RB, Series C, 5.00%, 01/01/22	195	211,084
County of Palm Beach FL RB
5.00%, 05/01/22	60	65,705
5.00%, 06/01/22	100	109,816
5.00%, 11/01/22	45	50,105
Series A, 5.00%, 11/01/22	50	55,673
County of Palm Beach FL Water & Sewer Revenue RB, 4.00%, 10/01/22	30	32,438
County of Pasco FL Water & Sewer Revenue RB, Series A, 5.00%, 10/01/22	80	88,565
County of Sarasota FL RB, 5.00%, 10/01/22	55	61,038
Florida Department of Environmental Protection RB
5.00%, 07/01/22	150	165,183
Series A, 5.00%, 07/01/22	665	732,311
Florida Department of Management Services COP, Series A, 5.00%, 08/01/22	295	325,426
Florida Municipal Power Agency RB, Series A, 5.00%, 10/01/22	325	359,892
Florida State University Housing Facility Revenue RB, Series A, 5.00%, 05/01/22	250	273,125

Security	Par (000)	Value

Florida (continued)
Florida’s Turnpike Enterprise RB
Series A, 5.00%, 07/01/22	$665	$731,946
Series B, 5.00%, 07/01/22	365	401,745
Jacksonville Transportation Authority RB, 5.00%, 08/01/22	230	253,198
JEA Electric System Revenue RB, Series A, 5.00%, 10/01/22	80	87,962
JEA Water & Sewer System Revenue RB, Series A, 5.00%, 10/01/22	140	155,287
Miami-Dade County Educational Facilities Authority Revenue RB, Series B, 5.25%, 04/01/22 (AMBAC)	65	70,942
Miami-Dade County Expressway Authority RB
Series A, 5.00%, 07/01/22	45	49,109
Series B, 5.00%, 07/01/22	265	289,194
Orange County School Board COP, Series D, 5.00%, 08/01/22	140	154,080
Orlando Utilities Commission RB
Series A, 5.00%, 10/01/22	340	377,121
Series C, 4.00%, 10/01/22	175	189,117
Series C, 5.00%, 10/01/22	190	210,744
Series C, 5.25%, 10/01/22	130	145,120
Orlando-Orange County Convention Center RB, 5.00%, 10/01/22	270	299,707
Orlando-Orange County Expressway Authority RB
5.00%, 07/01/22	275	301,999
Series B, 5.00%, 07/01/22 (AGM)	185	203,215
Palm Beach County School District COP
Series B, 5.00%, 08/01/22	250	275,570
Series D, 5.00%, 08/01/22	375	413,355
Reedy Creek Improvement District GOL
5.00%, 06/01/22	90	98,690
Series A, 5.00%, 06/01/22	65	71,276
Series B, 4.00%, 06/01/22	160	171,403
School Board of Miami-Dade County (The) COP
Series A, 5.00%, 05/01/22	315	343,813
Series D, 5.00%, 02/01/22	65	70,381
Series D, 5.00%, 11/01/22	85	94,272
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/22	130	141,554
School District of Broward County/FL COP
Series A, 5.00%, 07/01/22	330	362,308
Series B, 5.00%, 07/01/22	20	21,958
Series C, 5.00%, 07/01/22	250	274,475
State of Florida GO
Series A, 5.00%, 06/01/22	455	499,539
Series A, 5.00%, 07/01/22	95	104,616
Series B, 5.00%, 06/01/22	450	494,050
Series C, 5.00%, 06/01/22	510	559,924
Series E, 5.00%, 06/01/22	80	87,831
State of Florida Lottery Revenue RB
5.00%, 07/01/22	50	55,061
Series A, 5.00%, 07/01/22	1,125	1,238,872
Volusia County School Board COP, Series A, 5.00%, 08/01/22	115	126,631

		16,275,418

Georgia — 2.3%
City of Atlanta GA Water & Wastewater Revenue RB, 5.00%, 11/01/22	700	778,540
Georgia State Road & Tollway Authority RB
Series A, 5.00%, 06/01/22	175	191,991
Series B, 5.00%, 10/01/22 (GTD)	150	166,560
Gwinnett County Development Authority COP, 5.25%, 01/01/22 (NPFGC)	70	76,083
Gwinnett County School District GO, 5.00%, 02/01/22	345	374,604

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Gwinnett County Water & Sewerage Authority RB, 5.00%, 08/01/22	$500	$552,000
Metropolitan Atlanta Rapid Transit Authority RB, 5.00%, 07/01/30 (PR 07/01/22)	2,015	2,219,744
Municipal Electric Authority of Georgia RB, Series A, 5.00%, 11/01/22	135	148,971
State of Georgia GO
Series A, 5.00%, 02/01/22	100	108,604
Series A-1, 5.00%, 02/01/22	215	233,499
Series C, 4.00%, 09/01/22	280	302,375
Series C, 4.00%, 10/01/22	1,115	1,206,619
Series D, 5.00%, 02/01/22	750	814,530
Series E, 5.00%, 12/01/22	250	279,205

		7,453,325

Hawaii — 3.0%
City & County Honolulu HI Wastewater System Revenue RB
Series A, 5.00%, 07/01/22	150	164,976
Series A, 5.00%, 07/01/25 (PR 07/01/22)	1,155	1,271,713
Series A, 5.00%, 07/01/30 (PR 07/01/22)	125	137,631
Series B, 5.00%, 07/01/22	120	131,981
City & County of Honolulu HI GO
3.00%, 09/01/22	100	105,132
5.00%, 09/01/22	50	55,338
Series A, 5.00%, 10/01/22	785	871,185
Series A, 5.00%, 11/01/22 (ETM)	25	27,838
Series A, 5.00%, 11/01/25 (PR 11/01/22)	2,000	2,227,060
Series A, 5.00%, 11/01/33 (PR 11/01/22)	1,175	1,308,398
Series B, 5.00%, 10/01/22 (ETM)	125	138,724
Series B, 5.00%, 11/01/22	225	250,384
Series C, 5.00%, 10/01/22	170	188,664
County of Hawaii HI GO
Series A, 5.00%, 09/01/22	145	160,479
Series B, 5.00%, 09/01/22	170	188,148
Honolulu City & County Board of Water Supply RB, Series A, 5.00%, 07/01/22	20	22,008
State of Hawaii GO
5.00%, 10/01/22	110	122,077
Series EE, 4.00%, 11/01/22 (ETM)	35	37,947
Series EE, 5.00%, 11/01/23 (PR 11/01/22)	580	645,847
Series EE, 5.00%, 11/01/27 (PR 11/01/22)	115	128,056
Series EF, 5.00%, 11/01/22	220	244,820
Series EP, 5.00%, 08/01/22	140	154,519
Series EZ, 5.00%, 10/01/22	175	194,213
Series FE, 5.00%, 10/01/22	230	255,252
Series FH, 5.00%, 10/01/22	455	504,954
Series FN, 5.00%, 10/01/22	45	49,941
Series FT, 5.00%, 01/01/22	225	243,508

		9,830,793

Idaho — 0.1%
Idaho Housing & Finance Association RB
5.00%, 07/15/22	205	224,893
Series A, 5.00%, 07/15/22	150	164,556

		389,449

Illinois — 1.9%
Chicago O’Hare International Airport RB
Series 2015-B, 5.00%, 01/01/22	205	221,131
Series B, 5.00%, 01/01/22	145	156,410
Series C, 5.00%, 01/01/22	280	302,033
Series D, 5.00%, 01/01/22	275	296,640

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority RB
5.00%, 07/01/22	$55	$60,476
5.00%, 10/01/22	25	27,548
Series A, 5.00%, 10/01/22	115	127,137
Illinois State Toll Highway Authority RB
Series A, 5.00%, 12/01/22	230	255,245
Series D, 5.00%, 01/01/22	125	134,809
Metropolitan Pier & Exposition Authority RB, 5.65%, 06/15/22 (ETM NPFGC)	5	5,568
Regional Transportation Authority RB, Series A, 5.50%, 07/01/22 (NPFGC)	55	60,888
State of Illinois GO
0.00%, 08/01/22(a)	100	92,971
4.00%, 02/01/22	55	57,198
4.00%, 09/01/22	100	104,963
5.00%, 02/01/22	595	631,723
5.00%, 05/01/22	370	395,267
Series A, 4.00%, 01/01/22	280	290,797
Series A, 5.00%, 10/01/22	535	577,276
Series A, 5.00%, 12/01/22	500	541,650
Series B, 5.00%, 09/01/22	300	323,064
Series B, 5.00%, 10/01/22	170	183,433
Series D, 5.00%, 11/01/22	800	865,416
State of Illinois RB
5.00%, 06/15/22	195	208,747
Series C, 5.00%, 06/15/22	100	107,050
University of Illinois RB, Series A, 5.00%, 04/01/22	105	114,005

		6,141,445

Indiana — 0.5%
Ball State University RB
5.00%, 07/01/22	45	49,505
Series R, 5.00%, 07/01/22	325	357,539
Indiana Finance Authority RB
Series A, 5.00%, 02/01/22	125	135,696
Series A, 5.00%, 10/01/22	155	171,407
Series A, 5.00%, 12/01/22	210	233,723
Series B, 5.00%, 02/01/22	145	157,408
Indiana University RB
5.00%, 08/01/22	85	93,864
Series A, 5.00%, 06/01/22	225	247,086
Indianapolis Local Public Improvement Bond Bank RB
Series A, 5.50%, 01/01/22 (NPFGC)	25	27,266
Series E, 0.00%, 02/01/22 (AMBAC)(a)	50	48,555
Purdue University RB, Series A, 5.00%, 07/01/22	140	154,171

		1,676,220

Iowa — 0.7%
Ankeny Community School District GO, Series A, 4.00%, 06/01/22	25	26,742
City of Cedar Rapids IA GO, Series A, 5.00%, 06/01/22	125	137,170
City of Des Moines IA GO
Series B, 5.00%, 06/01/22	205	224,904
Series E, 5.00%, 06/01/22	195	213,933
Des Moines Independent Community School District RB, 5.00%, 06/01/22 (BAM)	60	65,761
Iowa City Community School District RB, 5.00%, 06/01/22	120	131,202
Iowa Finance Authority RB, 5.00%, 08/01/22	405	447,233
State of Iowa Board of Regents RB, 4.00%, 09/01/22	215	231,370
State of Iowa RB, Series A, 5.00%, 06/01/22	645	707,623

		2,185,938

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kansas — 0.4%
City of Overland Park KS GO, Series A, 5.00%, 09/01/22	$100	$110,734
State of Kansas Department of Transportation RB
Series A, 5.00%, 09/01/22	840	929,922
Series B, 5.00%, 09/01/22	135	149,452
Series C, 5.00%, 09/01/22	100	110,705
Wyandotte County-Kansas City Unified Government Utility System Revenue RB, Series A, 5.00%, 09/01/22	125	137,755

		1,438,568

Kentucky — 0.0%
Kentucky State Property & Building Commission RB, Series B, 5.00%, 11/01/22	100	110,318

Louisiana — 0.6%
East Baton Rouge Sewerage Commission RB, Series B, 5.00%, 02/01/22	50	54,186
Louisiana Office Facilities Corp. RB, 5.00%, 11/01/22	85	94,034
Louisiana State University & Agricultural & Mechanical College RB, 5.00%, 07/01/22	20	21,953
State of Louisiana Gasoline & Fuels Tax Revenue RB
Series A-1, 4.00%, 05/01/22	70	74,727
Series A-1, 5.00%, 05/01/22	70	76,493
State of Louisiana GO
Series A, 5.00%, 08/01/22	145	159,790
Series A, 5.00%, 09/01/22	100	110,528
Series A, 5.00%, 08/01/26 (PR 08/01/22)	185	204,060
Series B, 5.00%, 08/01/22	50	55,114
Series B, 5.00%, 10/01/22	90	99,744
Series C, 4.00%, 07/15/22	140	150,121
Series C, 5.00%, 07/15/22	100	110,068
Series C, 5.00%, 07/15/25 (PR 07/15/22)	295	324,907
Series C, 5.00%, 07/15/26 (PR 07/15/22)	500	550,690
State of Louisiana RB, Series A, 5.00%, 06/15/22	25	27,388

		2,113,803

Maine — 0.4%
Maine Municipal Bond Bank RB
Series A, 5.00%, 09/01/22	435	480,666
Series A, 5.00%, 11/01/22	100	111,064
Series B, 5.00%, 11/01/22	85	94,404
Series C, 5.00%, 11/01/22	270	299,873
Maine Turnpike Authority RB, 5.00%, 07/01/22	155	170,519
State of Maine GO, Series B, 5.00%, 06/01/22	210	230,500

		1,387,026

Maryland — 3.8%
City of Baltimore MD GO, Series B, 5.00%, 10/15/22	225	249,883
City of Baltimore MD RB
Series A, 5.00%, 07/01/22	135	148,478
Series D, 5.00%, 07/01/22	50	55,006
County of Anne Arundel MD GOL, 5.00%, 04/01/22	130	141,928
County of Baltimore MD COP, 5.00%, 10/01/22	60	66,424
County of Baltimore MD GO
5.00%, 02/01/22	225	244,253
Series B, 5.00%, 08/01/22	305	336,720
Series C, 4.00%, 09/01/22	165	178,089
County of Baltimore MD RB, Series B, 5.00%, 07/01/22	190	208,970
County of Charles MD GO
5.00%, 03/01/22	150	163,299
5.00%, 10/01/22	500	555,045
County of Frederick MD GO, Series A, 5.00%, 08/01/22	200	220,800
County of Howard MD GO, 5.00%, 02/15/22	350	380,453

Security	Par (000)	Value

Maryland (continued)
County of Montgomery MD GO
5.00%, 11/01/22	$110	$122,444
Series A, 5.00%, 12/01/22	180	200,912
Series B, 5.00%, 12/01/22	120	133,942
Series C, 5.00%, 10/01/22	500	555,045
County of Prince George’s MD COP, 5.00%, 10/15/22	50	55,514
County of Prince George’s MD GOL, Series C, 5.00%, 08/01/22	500	552,000
Maryland Health & Higher Educational Facilities Authority RB, Series A, 5.00%, 07/01/22	195	214,252
Maryland State Transportation Authority RB, 5.00%, 07/01/22	160	176,019
State of Maryland Department of Transportation RB
5.00%, 04/01/22	60	65,445
5.00%, 09/01/22	375	415,144
5.00%, 10/01/22	250	277,523
State of Maryland GO
First Series C, 4.00%, 08/15/22	210	226,407
Series A, 5.00%, 03/01/22	150	163,299
Series A, 5.00%, 08/01/22	1,085	1,197,840
Series A, 5.00%, 03/01/24 (PR 03/01/22)	1,300	1,415,414
Series B, 5.00%, 08/01/22	1,655	1,827,120
Series C, 5.00%, 08/01/22	660	728,640
Washington Suburban Sanitary Commission GO, 5.00%, 06/01/22	1,030	1,130,827

		12,407,135

Massachusetts — 4.1%
Boston Water & Sewer Commission RB, Series A, 4.25%, 11/01/22	440	480,238
City of Boston MA GO
5.00%, 03/01/22	425	462,782
Series B, 5.00%, 04/01/22	250	273,000
Commonwealth of Massachusetts GO
5.00%, 03/01/22	1,000	1,088,420
Series C, 5.50%, 12/01/22 (AMBAC)	280	316,658
Commonwealth of Massachusetts GOL
5.00%, 07/01/22	100	110,067
Series A, 5.00%, 05/01/22	60	65,674
Series A, 5.00%, 07/01/22	410	451,275
Series B, 5.00%, 08/01/22	270	298,002
Series B, 5.25%, 08/01/22	210	233,192
Series B, 5.25%, 09/01/22 (AGM)	485	540,135
Series C, 5.00%, 04/01/22	290	316,535
Series C, 5.00%, 08/01/22	215	237,298
Series C, 5.00%, 10/01/22	275	305,192
Series C, 5.00%, 07/01/24 (PR 07/01/22)	260	285,984
Series E, 5.00%, 09/01/22	105	116,209
Series E, 5.00%, 09/01/25 (PR 09/01/22)	390	431,383
Series E, 5.00%, 09/01/28 (PR 09/01/22)	1,285	1,421,351
Series F, 5.00%, 11/01/23 (PR 11/01/22)	570	634,000
Series F, 5.00%, 11/01/25 (PR 11/01/22)	100	111,228
Series F, 5.00%, 11/01/26 (PR 11/01/22)	200	222,456
Series H, 5.00%, 12/01/22	1,215	1,355,770
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/22	60	65,873
Massachusetts Bay Transportation Authority RB
Series A, 0.00%, 07/01/22(a)	100	96,758
Series A, 5.00%, 07/01/22	805	886,265
Series A, 5.25%, 07/01/22	80	88,598
Series B, 5.25%, 07/01/22	325	359,927
Massachusetts Clean Water Trust (The) RB, 5.00%, 08/01/22	635	701,040

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Department of Transportation RB, Series C, 0.00%, 01/01/22 (NPFGC)(a)	$25	$24,243
Massachusetts Development Finance Agency RB
5.00%, 07/01/22	100	109,818
Series A, 5.00%, 07/15/22	200	220,700
Massachusetts Port Authority RB, Series B, 4.00%, 07/01/22	20	21,491
Massachusetts School Building Authority RB, Series A, 5.00%, 08/15/22	785	867,527
University of Massachusetts Building Authority RB
Series 1, 5.00%, 11/01/22	50	55,610
Series 2, 5.00%, 11/01/22	120	133,464

		13,388,163

Michigan — 1.5%
Michigan Finance Authority RB
4.00%, 10/01/22	275	297,514
5.00%, 08/01/22	80	88,000
5.00%, 10/01/22	75	83,280
Series B, 5.00%, 10/01/22	435	483,024
Michigan State Building Authority RB
Series A, 5.00%, 10/15/22	680	754,990
Series I, 5.00%, 04/15/22	145	158,365
Michigan State Hospital Finance Authority RB, Series 200, 4.00%, 11/01/22	250	269,800
Michigan State University RB, Series A, 5.00%, 08/15/22	270	298,150
State of Michigan Comprehensive Transportation Revenue RB, 5.25%, 05/15/22 (AGM)	130	143,357
State of Michigan GO
Series A, 5.00%, 12/01/22	470	524,755
Series B, 5.00%, 11/01/22	315	350,737
State of Michigan RB, 5.00%, 03/15/22	230	250,330
State of Michigan Trunk Line Revenue RB, 5.00%, 11/15/22	890	991,674
University of Michigan RB, Series A, 5.00%, 04/01/22	130	142,058

		4,836,034

Minnesota — 1.3%
County of Hennepin MN GO, Series B, 5.00%, 12/01/22	80	89,269
Metropolitan Council GO
5.00%, 03/01/22	215	234,113
Series B, 5.00%, 09/01/22	125	138,417
Series E, 5.00%, 09/01/22	100	110,734
Series I, 4.00%, 03/01/22	400	426,408
Minneapolis-St Paul Metropolitan Airports Commission RB, Series B, 5.00%, 01/01/22	270	291,908
Minnesota Municipal Power Agency RB, Series A, 5.00%, 10/01/22	40	44,222
Minnesota Public Facilities Authority RB
5.00%, 03/01/22	65	70,763
Series A, 5.00%, 03/01/22	50	54,433
Southern Minnesota Municipal Power Agency RB
Series A, 0.00%, 01/01/22 (NPFGC)(a)	50	48,589
Series A, 5.00%, 01/01/22	45	48,581
State of Minnesota GO
5.00%, 08/01/22	750	828,210
Series A, 5.00%, 08/01/22	360	397,541
Series B, 5.00%, 08/01/22	920	1,015,938
Series F, 5.00%, 10/01/22	290	322,016
State of Minnesota RB, Series A, 5.00%, 06/01/22	135	148,144
Western Minnesota Municipal Power Agency RB, Series A, 5.00%, 01/01/22	115	124,356

		4,393,642

Security	Par (000)	Value

Mississippi — 0.2%
Mississippi Development Bank SO, 5.00%, 01/01/22	$45	$48,571
State of Mississippi GO
Series C, 5.00%, 10/01/22	70	77,622
Series F, 4.00%, 11/01/22	210	227,342
Series F, 5.25%, 10/01/22	100	111,600
Series H, 5.00%, 12/01/22	300	334,467

		799,602

Missouri — 0.8%
Health & Educational Facilities Authority of the State of Missouri RB, Series A, 5.00%, 11/15/22	75	83,024
Metropolitan St. Louis Sewer District RB, Series B, 5.00%, 05/01/22	80	87,607
Missouri Highway & Transportation Commission RB
Series A, 5.00%, 05/01/22	330	361,208
Series B, 5.00%, 05/01/22	315	344,547
Missouri State Board of Public Buildings RB
5.00%, 04/01/22	210	229,215
Series A, 4.00%, 04/01/22	175	186,781
Series A, 5.00%, 10/01/22	350	388,318
Missouri State Environmental Improvement & Energy Resources Authority RB
4.00%, 01/01/22	40	42,458
Series A, 5.00%, 07/01/22	295	324,860
University of Missouri RB, Series A, 5.00%, 11/01/22	405	450,311

		2,498,329

Montana — 0.0%
Montana Department of Transportation RB, 5.00%, 06/01/22	100	109,228

Nebraska — 0.7%
City of Lincoln NE Electric System Revenue RB, 5.00%, 09/01/22	140	154,822
City of Omaha NE GO, Series B, 5.00%, 11/15/22	370	412,151
City of Omaha NE Sewer Revenue RB, 5.00%, 11/15/22	115	128,028
Metropolitan Utilities District of Omaha Water System Revenue RB, 5.00%, 12/01/22	360	401,479
Nebraska Public Power District RB
5.00%, 01/01/22	185	200,094
Series A, 5.00%, 01/01/22	355	383,964
Series C, 5.00%, 01/01/22	160	173,054
Omaha Public Power District Nebraska City Station Unit 2 RB, Series A, 5.00%, 02/01/22	135	146,239
Omaha Public Power District RB
Series A, 5.00%, 02/01/23 (PR 02/01/22)	255	276,543
Series AA, 5.00%, 02/01/22	55	59,668

		2,336,042

Nevada — 2.0%
City of Las Vegas NV GOL, Series C, 5.00%, 09/01/22	135	149,411
Clark County School District GOL
5.00%, 06/15/22	240	261,950
Series A, 5.00%, 06/15/22	165	180,091
Series B, 5.00%, 06/15/22	280	305,609
Series C, 5.00%, 06/15/22	125	136,433
Clark County Water Reclamation District GOL, 5.00%, 07/01/22	365	401,945
County of Clark Department of Aviation RB
Series B, 5.00%, 07/01/22	145	159,316
Series C, 5.00%, 07/01/22	150	164,809
County of Clark NV GOL
5.00%, 06/01/22	150	164,403

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
5.00%, 11/01/22	$395	$439,070
Series A, 5.00%, 07/01/22	145	159,356
Series A, 5.00%, 11/01/22	190	211,198
Series B, 5.00%, 11/01/22	220	244,545
County of Clark NV RB
5.00%, 07/01/22	305	335,031
Series A, 5.00%, 07/01/22	425	466,845
Nevada System of Higher Education RB
4.00%, 07/01/22	50	53,647
Series A, 4.00%, 07/01/22	25	26,823
Series B, 5.00%, 07/01/22	485	533,020
State of Nevada GOL
Series B, 4.00%, 08/01/22	235	252,982
Series C, 5.00%, 08/01/22	130	143,446
Series D1, 5.00%, 03/01/22	660	718,199
State of Nevada Highway Improvement Revenue RB
4.00%, 12/01/22	440	477,585
5.00%, 12/01/22	120	133,865
Washoe County School District/NV GOL
3.00%, 06/01/22	105	109,637
Series A, 5.00%, 06/01/22 (PSF)	185	202,764

		6,431,980

New Hampshire — 0.1%
New Hampshire Municipal Bond Bank RB
Series A, 5.00%, 08/15/22	150	165,639
Series D, 4.00%, 08/15/22	100	107,727

		273,366

New Jersey — 2.6%
Monmouth County Improvement Authority (The) RB, 5.00%, 12/01/22 (GTD)	475	530,950
New Jersey Economic Development Authority RB
5.00%, 06/15/22	150	162,510
Series A, 4.00%, 07/01/22	150	158,351
Series B, 5.00%, 11/01/22	705	773,611
Series DDD, 5.00%, 06/15/22	100	108,607
Series II, 5.00%, 03/01/22	65	69,999
Series NN, 5.00%, 03/01/22	860	926,143
Series XX, 4.00%, 06/15/22	40	42,192
Series XX, 5.00%, 06/15/22 (SAP)	120	130,328
New Jersey Educational Facilities Authority RB
5.00%, 06/15/22	100	108,607
Series A, 5.00%, 07/01/22	350	385,815
New Jersey Health Care Facilities Financing Authority RB, Series A, 5.00%, 07/01/22	180	197,474
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/22	375	408,285
Series AA, 5.00%, 06/15/22	215	233,795
Series AA, 5.00%, 06/15/22 (SAP)	130	141,365
New Jersey Turnpike Authority RB
Series A, 5.00%, 01/01/43 (PR 07/01/22)	2,325	2,560,592
Series B, 5.00%, 01/01/22	355	383,805
Series C, 5.00%, 01/01/22	355	383,805
State of New Jersey GO
5.25%, 08/01/22	175	193,574
Series T, 5.00%, 06/01/22	540	590,549

		8,490,357

New Mexico — 0.9%
Albuquerque Municipal School District No. 12 GO, Series B, 5.00%, 08/01/22 (SAW)	100	110,343

Security	Par (000)	Value

New Mexico (continued)
County of Santa Fe NM GO, 5.00%, 07/01/22	$140	$154,171
New Mexico Finance Authority RB
5.00%, 06/15/22	485	532,642
Series D, 5.00%, 06/15/22	100	109,823
State of New Mexico GO
5.00%, 03/01/22 (ETM)	90	97,882
Series B, 5.00%, 03/01/22	400	435,272
State of New Mexico Severance Tax Permanent Fund RB
Series A, 5.00%, 07/01/22	510	560,919
Series B, 4.00%, 07/01/22	265	284,541
Series B, 5.00%, 07/01/22	225	247,153
University of New Mexico (The) RB
Series A, 5.00%, 06/01/22	200	219,364
Series C, 5.00%, 06/01/22	105	115,166

		2,867,276

New York — 9.6%
City of New York NY GO
Series 1, 5.00%, 08/01/22	295	325,512
Series A, 5.00%, 08/01/22	1,050	1,158,601
Series B, 5.00%, 08/01/22	500	551,715
Series B-1, 5.00%, 12/01/22	385	429,483
Series C, 5.00%, 08/01/22	1,475	1,627,559
Series D, 5.00%, 08/01/22	145	159,997
Series E, 5.00%, 08/01/22	240	264,823
Series E, 5.25%, 08/01/22	305	338,596
Series G, 5.00%, 08/01/22	100	110,343
Series H, 5.00%, 08/01/22	285	314,478
Series I, 5.00%, 03/01/22	150	163,227
Series I, 5.00%, 08/01/22	325	358,615
Series J, 5.00%, 08/01/22	580	639,990
County of Nassau NY GOL, Series B, 5.00%, 04/01/22	120	130,770
Long Island Power Authority RB
5.00%, 09/01/22	100	110,528
Series B, 5.00%, 09/01/22	200	221,056
Metropolitan Transportation Authority RB
Series A, 5.00%, 11/15/22	110	122,602
Series A-1, 5.00%, 11/15/22	125	138,805
Series A-2, 5.00%, 11/15/22	300	333,132
Series B, 5.00%, 11/15/22	700	777,308
Series B, 5.25%, 11/15/22 (AMBAC)	35	39,103
Series B-2, 5.00%, 11/15/22	595	660,712
Series C, 5.00%, 11/15/22	230	255,402
Series C, 5.00%, 11/15/22 (ETM)	20	22,401
Series D, 5.00%, 11/15/22	45	49,970
Series D-1, 5.00%, 11/01/22	680	754,174
Series E, 5.00%, 11/15/22	25	27,761
Series F, 5.00%, 11/15/22	300	333,132
Series H, 4.00%, 11/15/22	115	124,293
Series H, 4.00%, 11/15/22 (ETM)	40	43,611
Nassau County Interim Finance Authority RB, Series A, 4.00%, 11/15/22	125	136,115
New York City Transitional Finance Authority Building Aid Revenue RB
4.00%, 07/15/22 (SAW)	115	123,666
Series S-1, 5.00%, 07/15/22 (ETM SAW)	115	127,307
Series S-2, 5.00%, 07/15/22 (ETM SAW)	25	27,640
New York City Transitional Finance Authority Future Tax Secured Revenue RB
5.00%, 05/01/22	95	104,034
5.00%, 11/01/22	855	952,000

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Series A-1, 5.00%, 08/01/22	$200	$220,856
Series A-1, 5.00%, 11/01/22	130	144,749
Series B, 5.00%, 11/01/22	385	428,678
Series B-1, 4.00%, 08/01/22	70	75,415
Series B-1, 5.00%, 08/01/22	310	342,327
Series B-1, 5.00%, 11/01/22	110	122,480
Series C, 5.00%, 11/01/22	670	746,012
Series D, 5.00%, 11/01/22	205	228,257
Series E-1, 5.00%, 02/01/22	185	200,875
Series F-1, 5.00%, 02/01/22	200	217,162
New York City Water & Sewer System RB
Series DD, 4.00%, 06/15/22	60	64,466
Series DD, 5.00%, 06/15/22	215	236,704
Series EE, 4.00%, 06/15/22	205	220,260
Series FF, 5.00%, 06/15/23 (PR 06/15/22)	50	54,983
New York Convention Center Development Corp. RB, 5.00%, 11/15/22	205	228,224
New York Municipal Bond Bank Agency RB, 5.00%, 12/01/22 (SAW)	65	72,762
New York Power Authority (The) RB, Series A, 5.00%, 11/15/22	25	27,991
New York State Dormitory Authority RB
5.00%, 03/15/22	370	403,437
5.00%, 07/01/22	175	192,666
Series A, 0.00%, 05/15/22 (NPFGC)(a)	45	43,482
Series A, 5.00%, 02/15/22	775	842,642
Series A, 5.00%, 03/15/22	745	812,326
Series A, 5.00%, 04/01/22 (SAW)	130	141,960
Series A, 5.00%, 07/01/22	935	1,029,126
Series A, 5.00%, 10/01/22	50	55,764
Series A, 5.00%, 10/01/22 (SAW)	240	266,267
Series A, 5.50%, 05/15/22 (AMBAC)	125	138,621
Series B, 4.00%, 10/01/22	75	81,500
Series B, 4.00%, 10/01/22 (SAW)	125	135,196
Series C, 5.00%, 03/15/22	980	1,068,563
Series D, 5.00%, 02/15/22	1,310	1,424,337
Series E, 5.00%, 02/15/22	490	532,767
Series E, 5.00%, 03/15/22	345	376,178
Series F, 5.00%, 10/01/22 (AGM)	240	267,226
Series H, 5.00%, 10/01/22 (SAW)	100	111,070
New York State Environmental Facilities Corp. RB
5.00%, 06/15/22	230	253,218
Series A, 5.00%, 06/15/22	975	1,073,426
Series B, 4.00%, 11/15/22	80	86,938
New York State Thruway Authority Highway & Bridge Trust Fund RB, Series A, 5.00%, 04/01/22	380	415,720
New York State Thruway Authority RB
Series A, 5.00%, 03/15/22	145	158,211
Series I, 5.00%, 01/01/22	130	140,694
Series J, 5.00%, 01/01/22	195	211,041
Series K, 4.00%, 01/01/22	180	190,980
New York State Urban Development Corp. RB
Series A, 5.00%, 03/15/22	1,945	2,121,256
Series A-2, 5.50%, 03/15/22 (NPFGC)	65	71,646
Series C, 5.00%, 03/15/22	200	218,124
Series D, 5.00%, 03/15/22	765	834,324
Port Authority of New York & New Jersey RB
Series 179, 5.00%, 12/01/22	275	307,304
Series 189, 5.00%, 05/01/22	60	65,752
Series 194, 5.00%, 10/15/22	185	205,857

Security	Par (000)	Value

New York (continued)
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/22	$450	$502,263
State of New York GO, Series A, 5.00%, 03/01/22	100	109,132
Triborough Bridge & Tunnel Authority RB
Series A, 4.00%, 11/15/22	200	217,346
Series A, 5.00%, 11/15/22	330	368,432
Series B, 5.00%, 11/15/22	295	329,355
Series B-1, 5.00%, 11/15/22	185	206,545

		31,701,354

North Carolina — 3.5%
City of Charlotte NC COP, Series C, 4.00%, 06/01/22	30	32,154
City of Charlotte NC GO, Series A, 5.00%, 07/01/22	325	357,897
City of Fayetteville NC Public Works Commission Revenue RB, 5.00%, 03/01/22	50	54,397
City of Raleigh NC GO
Series A, 5.00%, 09/01/22	250	276,983
Series B, 4.00%, 04/01/27 (PR 04/01/22)	1,000	1,067,000
City of Raleigh NC GOL, Series A, 4.00%, 10/01/22	20	21,613
County of Buncombe NC GO, 5.00%, 06/01/22	100	109,709
County of Buncombe NC RB, 5.00%, 06/01/22	45	49,369
County of Durham NC GO, 5.00%, 10/01/22	360	399,744
County of Forsyth NC GO, 5.00%, 12/01/22	275	307,037
County of Guilford NC GO
Series A, 5.00%, 02/01/22	225	244,253
Series A, 5.00%, 03/01/28 (PR 03/01/22)	3,460	3,767,179
Series D, 5.00%, 08/01/22	115	126,960
County of Mecklenburg NC GO
Series A, 5.00%, 09/01/22	135	149,491
Series B, 5.00%, 12/01/22	120	133,980
County of Mecklenburg NC RB, Series A, 5.00%, 10/01/22	170	188,612
County of New Hanover NC GO, 5.00%, 08/01/22	400	441,712
County of Wake NC GO, Series 2010-C, 5.00%, 03/01/22	120	130,639
County of Wake NC RB, Series A, 5.00%, 12/01/22	305	340,142
North Carolina Medical Care Commission RB, Series A, 5.00%, 10/01/22	215	237,951
North Carolina Municipal Power Agency No. 1 RB
Series B, 5.00%, 01/01/22	75	81,019
Series E, 5.00%, 01/01/22	120	129,630
State of North Carolina GO
5.00%, 06/01/22	805	884,236
Series A, 5.00%, 06/01/22	500	549,215
Series D, 4.00%, 06/01/22	605	649,074
State of North Carolina RB
5.00%, 03/01/22	260	282,615
Series C, 5.00%, 05/01/22	345	377,540

		11,390,151

Ohio — 4.1%
City of Cincinnati OH GO, Series A, 4.00%, 12/01/22	50	54,271
City of Cincinnati OH Water System Revenue RB, Series B, 5.00%, 12/01/22	90	100,456
City of Columbus OH GO
5.00%, 02/15/26 (PR 08/15/22)	1,000	1,105,910
Series 1, 5.00%, 07/01/22	205	225,525
Series A, 5.00%, 08/15/22	345	381,070
Series A, 5.00%, 02/15/23 (PR 08/15/22)	770	851,551
City of Columbus OH GOL
4.00%, 07/01/22	65	69,811
5.00%, 08/15/22	120	132,546
County of Franklin OH GOL, 5.00%, 06/01/22	210	230,614

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
County of Franklin OH Sales Tax Revenue RB, 5.00%, 06/01/22	$200	$219,632
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/22	195	217,404
Kent State University RB, Series A, 4.00%, 05/01/22	50	53,364
Ohio Higher Educational Facility Commission RB
5.00%, 01/01/22	115	124,383
5.00%, 12/01/22	115	127,955
Series A, 5.00%, 12/01/22	60	66,797
Ohio State University (The) RB, Series D, 5.00%, 12/01/22	635	708,571
Ohio Water Development Authority RB
5.00%, 06/01/22	135	148,179
5.00%, 12/01/22	120	133,903
5.50%, 12/01/22	175	197,911
Series A, 5.00%, 06/01/22	215	235,988
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 12/01/22	670	747,626
Series 2015-A, 5.00%, 06/01/22	160	175,619
Series 2015-A, 5.00%, 12/01/22	230	256,648
Series B, 5.00%, 12/01/22	50	55,793
South-Western City School District GO, 5.00%, 12/01/36 (PR 06/01/22)	1,800	1,974,348
State of Ohio GO
Series A, 5.00%, 08/01/22	160	176,640
Series A, 5.00%, 09/01/22	225	249,086
Series A, 5.00%, 09/15/22	485	537,608
Series B, 4.00%, 11/01/22	100	108,381
Series B, 5.00%, 08/01/22	360	397,440
Series B, 5.00%, 09/01/22	270	298,903
Series C, 4.25%, 09/15/22	205	222,915
Series C, 5.00%, 08/01/22	290	320,160
Series C, 5.00%, 09/15/22	100	110,847
Series Q, 5.00%, 05/01/22	85	93,083
Series Q, 5.00%, 05/01/26 (PR 05/01/22)	1,225	1,341,473
Series S, 5.00%, 04/01/22	50	54,587
Series T, 5.00%, 11/01/22	160	178,152
Series U, 5.00%, 10/01/22	200	222,018
State of Ohio RB
Series A, 5.00%, 04/01/22	355	386,595
Series B, 5.00%, 10/01/22	250	276,687

		13,570,450

Oklahoma — 0.6%
City of Oklahoma City OK GO, 5.00%, 03/01/22	75	81,632
Grand River Dam Authority RB
Series A, 4.00%, 06/01/22	75	80,345
Series A, 5.00%, 06/01/22	315	345,246
Oklahoma Capitol Improvement Authority RB
5.00%, 07/01/22	245	269,392
Series A, 5.00%, 07/01/22	180	197,921
Series C, 4.00%, 07/01/22	115	123,387
Oklahoma City Water Utilities Trust RB, 5.00%, 07/01/22	120	132,146
Oklahoma Municipal Power Authority RB, Series B, 5.00%, 01/01/22	155	167,369
Oklahoma Turnpike Authority RB, Series D, 5.00%, 01/01/22	270	292,089
Oklahoma Water Resources Board RB, 5.00%, 04/01/22	285	310,864
University of Oklahoma (The) RB, Series C, 5.00%, 07/01/22	110	120,739

		2,121,130

Security	Par (000)	Value

Oregon — 1.4%
City of Eugene OR Water Utility System Revenue RB, 5.00%, 08/01/22	$65	$71,741
City of Portland OR Water System Revenue RB, 5.00%, 10/01/22	50	55,459
Clackamas & Washington Counties School District No. 3 GO, Series A, 0.00%, 06/15/22 (NPFGC GTD)(a)	55	53,178
Clackamas Community College District GO, Series B, 0.00%, 06/15/22 (GTD)(a)	50	48,319
Clackamas County School District No. 12 North Clackamas GO, 5.00%, 06/15/22 (GTD)	100	109,959
Clackamas County Service District No. 1 RB, 5.00%, 12/01/22	75	83,714
County of Clackamas OR GO, Series B, 5.00%, 06/01/22	125	137,270
County of Washington OR GOL, 5.00%, 06/01/22	50	54,908
Lane County School District No. 4J Eugene GO, 5.00%, 06/15/22 (GTD)	400	439,728
Oregon State Lottery RB
Series B, 5.00%, 04/01/22	85	92,820
Series C, 5.00%, 04/01/22	410	447,720
Port of Portland OR Airport Revenue RB, Series 23, 5.00%, 07/01/22	300	329,787
Portland Community College District GO, 5.00%, 06/15/22	395	434,338
Salem-Keizer School District No. 24J GO, Series B, 0.00%, 06/15/22 (GTD)(a)	330	318,823
State of Oregon Department of Transportation RB, Series A, 5.00%, 11/15/22	690	769,260
State of Oregon GO
Series A, 5.00%, 05/01/22	105	114,849
Series A, 5.00%, 08/01/22	50	55,143
Series D, 5.00%, 05/01/22	225	246,105
Series F, 5.00%, 05/01/22	25	27,345
Series I, 5.00%, 08/01/22	255	281,227
Series L, 5.00%, 08/01/22	100	110,285
Tri-County Metropolitan Transportation District of Oregon RB, Series A, 5.00%, 09/01/22	300	332,202
Washington & Multnomah Counties School District No. 48J Beaverton GO, 5.00%, 06/15/22 (GTD)	50	54,966

		4,669,146

Pennsylvania — 1.8%
Bucks County Water & Sewer Authority RB, 4.00%, 06/01/22 (BAM)	100	106,811
City of Philadelphia PA Airport Revenue RB, Series A, 5.00%, 07/01/22	200	219,802
City of Philadelphia PA Water & Wastewater Revenue RB, Series B, 5.00%, 07/01/22	320	352,125
Commonwealth of Pennsylvania GO
First Series, 5.00%, 03/15/22	540	587,731
First Series, 5.00%, 04/01/22	295	321,476
First Series, 5.00%, 06/01/22	360	394,567
First Series, 5.00%, 06/15/22	125	137,176
First Series, 5.00%, 07/01/22	575	631,930
First Series, 5.00%, 09/15/22	320	354,038
Second Series, 5.00%, 01/15/22	345	373,404
Second Series, 5.00%, 08/15/22	130	143,441
Second Series, 5.00%, 09/15/22	100	110,637
Second Series, 5.00%, 10/15/22	100	110,936
Series T, 5.00%, 07/01/22	225	247,277
County of Montgomery GO, 5.00%, 05/01/22	175	191,641
Delaware River Joint Toll Bridge Commission RB, 5.00%, 07/01/22	50	55,006
Lower Merion School District GOL, 5.00%, 09/15/22 (SAW)	250	277,118

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority RB, Series A, 4.00%, 12/01/22	$75	$81,264
Pennsylvania Turnpike Commission RB
5.00%, 12/01/22	200	221,698
Series A-1, 5.00%, 12/01/22	340	378,301
Series B, 5.00%, 06/01/22	150	163,523
Series B, 5.00%, 12/01/22	120	133,518
Philadelphia Gas Works Co. RB, 5.00%, 08/01/22	100	109,886
West Chester Area School District/PA GO, Series AA, 4.00%, 05/15/22 (SAW)	185	198,063

		5,901,369

Rhode Island — 0.9%
Rhode Island Commerce Corp. RB, Series A, 5.00%, 06/15/22	520	569,665
Rhode Island Health & Educational Building Corp. RB, 5.00%, 09/01/22	1,005	1,114,655
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
Series A, 5.00%, 10/01/22	250	277,600
Series B, 5.00%, 10/01/22	550	610,720
Series C, 5.00%, 10/01/22	175	194,107
State of Rhode Island COP, Series A, 5.00%, 10/01/22	50	55,187
State of Rhode Island GO
5.00%, 05/01/22	70	76,602
Series A, 5.00%, 05/01/22	75	82,074

		2,980,610

South Carolina — 0.8%
Beaufort County School District/SC GO, Series A, 5.00%, 03/01/22	35	38,070
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/22	300	334,275
City of Charleston SC Waterworks & Sewer System Revenue RB, 5.00%, 01/01/22	50	54,135
City of Columbia SC Waterworks & Sewer System Revenue RB, 4.00%, 02/01/22	110	116,909
Greenville County School District RB, 5.00%, 12/01/22	180	200,450
Piedmont Municipal Power Agency RB, Series A-2, 0.00%, 01/01/22 (NPFGC)(a)	25	24,201
SCAGO Educational Facilities Corp. for Pickens School District RB, 5.00%, 12/01/22	70	77,818
South Carolina Public Service Authority RB, Series A, 5.00%, 12/01/22	195	216,156
South Carolina Transportation Infrastructure Bank RB, Series B, 5.00%, 10/01/22	625	693,050
State of South Carolina GO
5.00%, 10/01/22	245	272,121
Series A, 4.00%, 04/01/22 (SAW)	20	21,366
Series B, 5.00%, 04/01/22 (SAW)	400	436,900
University of South Carolina RB, 5.00%, 05/01/22	70	76,548

		2,561,999

Tennessee — 1.3%
City of Clarksville TN Water Sewer & Gas Revenue RB, 5.00%, 02/01/22	40	43,395
County of Hamilton TN GO, Series A, 5.00%, 05/01/22	195	213,644
County of Knox TN GO, Series B, 5.00%, 06/01/22	210	230,446
County of Rutherford TN GO, 5.00%, 04/01/22	265	289,247
Metropolitan Government Nashville & Davidson County Health & Educational Facility Building RB, Series D, 5.00%, 10/01/22	105	116,304

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government of Nashville & Davidson County TN GO
5.00%, 07/01/22	$950	$1,045,114
Series A, 5.00%, 01/01/22	215	232,589
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB, 5.00%, 07/01/22	385	422,985
State of Tennessee GO
5.00%, 09/01/22	200	221,528
Series A, 5.00%, 08/01/22	580	640,651
Series A, 5.00%, 09/01/22	140	155,070
Tennessee Energy Acquisition Corp. RB, Series C, 5.00%, 02/01/22	30	32,180
Tennessee State School Bond Authority RB
5.00%, 11/01/22	175	194,635
Series A, 5.00%, 11/01/22	175	194,635
Series B, 5.00%, 11/01/22	140	155,708
Town of Collierville TN GO, Series A, 5.00%, 01/01/22	135	146,166

		4,334,297

Texas — 10.2%
Aldine Independent School District GO, 5.00%, 02/15/22 (PSF)	25	27,158
Allen Independent School District GO, 5.00%, 02/15/22 (PSF)	200	217,308
Austin Community College District GOL, 5.00%, 08/01/22	35	38,560
Austin Community College District Public Facility Corp. RB, 5.00%, 08/01/22	95	104,500
Austin Independent School District GO
5.00%, 08/01/22 (PSF)	120	132,514
Series A, 5.00%, 08/01/22	260	287,113
Series B, 5.00%, 08/01/22	75	82,778
Series B, 5.00%, 08/01/22 (PSF)	50	55,214
Birdville Independent School District GO
Series A, 5.00%, 02/15/22 (PSF)	180	195,577
Series B, 5.00%, 02/15/22 (PSF)	35	38,029
Canadian River Municipal Water Authority Corp. RB, 5.00%, 02/15/22	125	135,493
Central Texas Regional Mobility Authority RB
5.00%, 01/01/22	50	53,580
Series A, 5.00%, 01/01/22	10	10,716
Central Texas Turnpike System RB, Series A, 0.00%, 08/15/22 (AMBAC)(a)	180	172,260
City of Arlington TX GOL, 5.00%, 08/15/22	105	116,039
City of Austin TX Electric Utility Revenue RB, Series A, 5.00%, 11/15/22	455	506,260
City of Austin TX GOL
4.50%, 09/01/22	175	191,205
5.00%, 09/01/22	290	320,874
Series A, 5.00%, 09/01/22	115	127,243
City of Austin TX Water & Wastewater System Revenue RB
5.00%, 11/15/22	230	255,912
Series A, 5.00%, 05/15/22	75	82,101
Series A, 5.00%, 11/15/22	605	673,159
City of Brownsville TX Utilities System Revenue RB, Series A, 5.00%, 09/01/22	40	43,930
City of Carrollton TX GOL, 5.00%, 08/15/22	175	193,195
City of Corpus Christi TX Utility System Revenue RB, Series C, 5.00%, 07/15/22	45	49,329
City of Dallas TX GOL, 5.00%, 02/15/22	190	205,949
City of Dallas TX Waterworks & Sewer System Revenue RB, Series A, 5.00%, 10/01/22	360	399,197
City of El Paso TX GOL, 5.00%, 08/15/22	105	115,583

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of El Paso TX Water & Sewer Revenue RB, 5.00%, 03/01/22	$30	$32,609
City of Fort Worth TX GOL, 5.00%, 03/01/22	85	92,455
City of Fort Worth TX Water & Sewer System Revenue RB, 5.00%, 02/15/22	415	450,914
City of Garland TX Water & Sewer System Revenue RB, Series A, 5.00%, 03/01/22	115	125,168
City of Houston TX Airport System Revenue RB, Series B, 5.00%, 07/01/22	125	137,308
City of Houston TX Combined Utility System Revenue RB
Series B, 5.00%, 11/15/22	370	411,566
Series C, 5.00%, 05/15/22	300	328,326
Series D, 5.00%, 11/15/22	125	139,043
City of Houston TX GOL, Series A, 5.00%, 03/01/22	290	314,804
City of Houston TX Hotel Occupancy Tax RB, 5.00%, 09/01/22	80	88,140
City of Lubbock TX GOL, 5.00%, 02/15/22	55	59,747
City of Plano TX GOL
5.00%, 09/01/22	385	426,099
Series A, 5.00%, 09/01/22	125	138,344
City of San Antonio Texas Electric & Gas Systems Revenue RB, 5.00%, 02/01/22	1,485	1,610,072
City of San Antonio Texas GOL, 5.00%, 02/01/22	40	43,395
City of San Antonio Texas RB, 5.00%, 02/01/22	125	135,435
Clear Creek Independent School District GO
5.00%, 02/15/22 (PSF)	100	108,512
Series D, 5.00%, 02/15/22 (PSF)	190	206,173
College Station Independent School District GO, 5.00%, 08/15/22 (PSF)	100	110,571
Comal Independent School District GO, Series A, 5.00%, 02/01/22 (PSF)	100	108,511
County of Fort Bend TX GO, 5.00%, 03/01/22	175	190,305
County of Harris TX GOL, Series B, 5.00%, 10/01/22	85	94,177
County of Harris TX RB
Series A, 5.00%, 08/15/22	195	215,048
Series B, 5.00%, 08/15/22	135	148,879
County of Tarrant TX GOL, 5.00%, 07/15/22	405	445,889
Cypress-Fairbanks Independent School District GO, Series C, 5.00%, 02/15/22 (PSF)	200	217,118
Dallas Area Rapid Transit RB
Series A, 5.00%, 12/01/22	310	345,616
Series B, 4.00%, 12/01/22	150	162,719
Series B, 5.00%, 12/01/22	380	423,658
Dallas Independent School District GO, 5.00%, 08/15/22 (PSF)	75	82,885
Dallas/Fort Worth International Airport RB
Series C, 5.00%, 11/01/22	235	260,852
Series E, 5.00%, 11/01/22	130	144,301
Series F, 5.00%, 11/01/22	295	327,453
Series G, 5.00%, 11/01/22	25	27,750
Deer Park Independent School District GOL, 5.00%, 02/15/22 (PSF)	80	86,772
Eagle Mountain & Saginaw Independent School District GO, Series A, 5.00%, 08/15/22 (PSF)	95	104,905
Fort Bend Independent School District GO, Series A, 5.00%, 08/15/22 (PSF)	80	88,457
Fort Worth Independent School District GO, 5.00%, 02/15/22 (PSF)	290	314,960
Frisco Independent School District GO, 4.00%, 08/15/22 (PSF)	40	43,136

Security	Par (000)	Value

Texas (continued)
Grand Prairie Independent School District GO, 5.00%, 02/15/22 (PSF)	$225	$244,471
Harris County Cultural Education Facilities Finance Corp. RB
5.00%, 10/01/22	105	116,114
5.00%, 11/15/22	25	27,659
Harris County Toll Road Authority (The) RB, Series A, 5.00%, 08/15/22	340	374,955
Houston Community College System GOL, 5.00%, 02/15/22	110	119,441
Houston Independent School District GOL
5.00%, 02/15/22 (PSF)	275	298,798
Series A, 5.00%, 02/15/22 (PSF)	110	119,519
Katy Independent School District GO, Series A, 4.00%, 02/15/22 (PSF)	20	21,268
Keller Independent School District/TX GO
5.00%, 08/15/22 (PSF)	30	33,110
Series A, 5.00%, 08/15/22 (PSF)	45	49,666
Klein Independent School District GO
5.00%, 08/01/22 (PSF)	125	137,964
Series A, 5.00%, 02/01/22 (PSF)	175	189,934
Lamar Consolidated Independent School District GO, 5.00%, 02/15/22 (PSF)	315	342,260
Leander Independent School District GO
0.00%, 08/15/22(a)	50	47,982
Series A, 0.00%, 08/15/22 (PSF)(a)	135	129,946
Lewisville Independent School District GO
0.00%, 08/15/22 (PSF)(a)	500	479,955
Series A, 4.00%, 08/15/22 (PSF)	140	150,938
Series A, 5.00%, 08/15/22 (PSF)	45	49,744
Lone Star College System GOL
5.00%, 09/15/22	215	238,192
Series B, 5.00%, 02/15/22	135	146,683
Lower Colorado River Authority RB
5.00%, 05/15/22	480	524,818
Series B, 5.00%, 05/15/22	130	142,138
Series D, 5.00%, 05/15/22	50	54,695
Mesquite Independent School District GO, Series C, 5.00%, 08/15/22 (PSF)	115	126,957
Metropolitan Transit Authority of Harris County RB
5.00%, 11/01/22	120	133,314
Series B, 5.00%, 11/01/22	120	133,388
Midway Independent School District/McLennan County GO, 5.00%, 08/01/22 (PSF)	145	159,997
North Central Texas Health Facility Development Corp. RB, 5.00%, 08/15/22	20	22,016
North East Independent School District/TX GO
5.00%, 08/01/22 (PSF)	55	60,579
5.25%, 02/01/22 (PSF)	165	179,685
North Texas Municipal Water District RB
5.00%, 06/01/22	295	323,957
6.25%, 06/01/22	85	96,033
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/22	280	309,395
North Texas Tollway Authority RB
Series A, 5.00%, 01/01/22	680	734,570
Series B, 5.00%, 01/01/22	180	194,445
Northside Independent School District GO
5.00%, 06/15/22 (PSF)	390	428,415
5.00%, 08/15/22 (PSF)	345	381,070
Series A, 5.00%, 06/01/22 (PSF)	75	82,282

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Northwest Independent School District GO
5.00%, 02/15/22 (PSF)	$120	$130,328
Series A, 5.00%, 02/15/22 (PSF)	200	217,214
Permanent University Fund — Texas A&M University System RB, Series A, 5.00%, 07/01/22	100	110,067
Permanent University Fund — University of Texas System RB, Series A, 5.00%, 07/01/22	100	109,929
Permanent University Fund RB — Texas A&M University System, 5.00%, 07/01/22	330	363,221
Pflugerville Independent School District GO, 5.00%, 02/15/22 (PSF)	150	163,088
Plano Independent School District GO, Series A, 5.00%, 02/15/22 (PSF)	60	65,164
Port Authority of Houston of Harris County Texas GO, Series A, 5.00%, 10/01/22	140	155,158
San Antonio Independent School District/TX GO
5.00%, 02/15/22 (PSF)	630	684,671
5.00%, 08/15/22 (PSF)	100	110,513
San Antonio Water System RB
5.00%, 05/15/22	285	311,894
5.00%, 05/15/22 (ETM)	290	317,614
Series A, 5.00%, 05/15/22	115	125,799
Series B, 5.00%, 05/15/22	200	218,780
San Jacinto College District GOL, 5.00%, 02/15/22	100	108,323
Southwest Higher Education Authority Inc. RB, 5.00%, 10/01/22	55	61,005
Spring Branch Independent School District GOL, Series B, 5.00%, 02/01/22 (PSF)	240	260,258
Spring Independent School District GO
5.00%, 08/15/22 (BAM)	100	110,513
5.00%, 08/15/22 (PSF)	250	276,427
State of Texas GO
5.00%, 04/01/22	115	125,609
5.00%, 10/01/22	765	849,685
Series A, 5.00%, 10/01/22	920	1,021,843
Tarrant County Cultural Education Facilities Finance Corp. RB
5.00%, 10/01/22	105	115,987
5.00%, 12/01/22	45	50,112
Tarrant Regional Water District RB
5.00%, 03/01/22	265	288,177
5.00%, 09/01/22	125	138,196
Texas A&M University RB
Series A, 5.00%, 05/15/22	75	82,200
Series B, 5.00%, 05/15/22	20	21,920
Series D, 5.00%, 05/15/22	215	235,640
Texas State University System RB
5.00%, 03/15/22	275	299,238
Series A, 5.00%, 03/15/22	455	495,104
Texas Transportation Commission State Highway Fund RB
5.00%, 10/01/22	930	1,031,258
Series A, 5.00%, 04/01/22	560	610,820
Series A, 5.00%, 10/01/22	240	266,131
Texas Water Development Board RB, Series A, 5.00%, 04/15/22	250	273,232
Trinity River Authority Central Regional Wastewater System Revenue RB, 5.00%, 08/01/22	140	154,280
Trinity River Authority RB, 5.00%, 02/01/22	135	146,113
University of Houston RB, Series A, 5.00%, 02/15/22	105	114,037
University of North Texas System RB 5.00%, 04/15/22	155	169,325

Security	Par (000)	Value

Texas (continued)
5.00%, 04/15/22 (ETM)	$60	$65,452
Series A, 5.00%, 04/15/22	150	163,863
University of Texas System (The) RB
Series A, 5.00%, 08/15/22	460	508,360
Series B, 5.00%, 08/15/22	150	165,770
Series C, 5.00%, 08/15/22	410	453,103
Series E, 5.00%, 08/15/22	130	143,667
Series I, 5.00%, 08/15/22	510	563,616
Weatherford Independent School District GO, 0.00%, 02/15/22 (PSF)(a)	115	111,742
Wylie Independent School District/TX GO, Series B, 4.00%, 08/15/22 (PSF)	165	177,561

		33,771,208

Utah — 1.0%
Central Utah Water Conservancy District RB
5.00%, 10/01/22	100	110,948
Series B, 5.00%, 10/01/22	40	44,379
Intermountain Power Agency RB, Series A, 5.00%, 07/01/22	130	142,979
Metropolitan Water District of Salt Lake & Sandy RB, Series A, 4.00%, 07/01/22	240	257,962
Provo School District GO, 5.00%, 06/15/22 (GTD)	20	21,992
Salt Lake City Corp. RB, Series A, 4.00%, 10/01/22	70	75,731
State of Utah GO, 5.00%, 07/01/22	275	302,989
University of Utah (The) RB
Series A, 5.00%, 08/01/22	300	330,942
Series B, 5.00%, 08/01/22	300	331,003
Utah State Building Ownership Authority RB, 5.00%, 05/15/22	575	629,291
Utah Transit Authority RB
5.00%, 06/15/42 (PR 06/15/22)	735	806,251
Series A, 5.00%, 06/15/22	155	170,015
Series A, 5.25%, 06/15/22	180	199,082

		3,423,564

Vermont — 0.1%
Vermont Municipal Bond Bank RB
Series 1, 5.00%, 12/01/22	325	362,551
Series 5, 5.00%, 12/01/22	60	66,932

		429,483

Virginia — 4.7%
City of Alexandria VA GO
Series A, 5.00%, 07/15/22 (SAW)	125	137,866
Series B, 4.00%, 06/15/25 (PR 06/15/22) (SAW)	1,245	1,337,105
Series B, 5.00%, 06/15/22 (SAW)	270	296,962
City of Hampton VA GO, Series B, 5.00%, 09/01/22 (SAW)	15	16,588
City of Norfolk VA GO
5.00%, 08/01/22 (SAW)	285	314,720
Series A, 5.00%, 09/01/22 (SAW)	205	227,005
City of Richmond VA GO
Series A, 5.00%, 03/01/22 (SAW)	150	163,227
Series B, 5.00%, 07/15/22	100	110,181
Commonwealth of Virginia GO, Series A, 5.00%, 06/01/22	225	247,268
County of Fairfax VA GO
4.00%, 10/01/22 (SAW)	275	297,514
Series A, 5.00%, 10/01/22 (SAW)	410	455,264
Series B, 4.00%, 10/01/22 (SAW)	105	113,596
Series B, 5.00%, 10/01/22 (SAW)	50	55,520
County of Henrico VA Water & Sewer Revenue RB, 5.00%, 05/01/22	30	32,861
County of Loudoun VA GO, Series A, 5.00%, 12/01/22 (SAW)	75	83,762
University of Virginia RB, Series A, 5.00%, 06/01/22	125	137,270

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Virginia Beach Development Authority RB, Series B, 5.00%, 12/01/22	$45	$50,228
Virginia College Building Authority RB
5.00%, 02/01/22	75	81,401
5.00%, 02/01/23 (PR 02/01/22)	1,000	1,085,640
5.00%, 02/01/25 (PR 02/01/22)	110	119,420
Series 2, 5.00%, 09/01/22	585	647,449
Series A, 5.00%, 02/01/22	200	217,068
Series A, 5.00%, 09/01/22	840	930,053
Series B, 5.00%, 09/01/22	450	498,303
Series D, 5.00%, 02/01/22	90	97,681
Series E-2, 5.00%, 02/01/22	50	54,267
Virginia Commonwealth Transportation Board RB
5.00%, 05/15/22	405	443,775
5.00%, 05/15/25 (PR 05/15/22)	1,020	1,118,471
Series A, 4.50%, 03/15/22	615	663,413
Series A, 5.00%, 09/15/25 (PR 03/15/22)	510	556,027
Series B, 5.00%, 05/15/22	175	191,754
Series C, 5.00%, 05/15/22	290	317,765
Virginia Public Building Authority RB
5.00%, 08/01/22	300	330,942
Series A, 5.00%, 08/01/22	525	579,149
Series B, 5.00%, 08/01/22	375	413,677
Series C, 5.00%, 08/01/22	310	341,973
Virginia Public School Authority RB
5.00%, 08/01/22 (SAW)	585	645,336
Series A, 5.00%, 08/01/22	50	55,157
Series A, 5.00%, 08/01/22 (SAW)	75	82,736
Series B, 5.00%, 08/01/22	360	397,130
Series B, 5.00%, 08/01/22 (SAW)	410	452,287
Series B, 5.00%, 08/01/22 (ETM)	5	5,501
Virginia Resources Authority RB
5.00%, 10/01/22	40	44,392
5.00%, 11/01/22	530	590,128
5.00%, 11/01/22 (ETM)	10	11,123
Series A, 5.00%, 11/01/22	460	512,188

		15,561,143

Washington — 5.8%
Central Puget Sound Regional Transit Authority RB
5.00%, 11/01/22	55	61,222
Series S-1, 5.00%, 11/01/22	70	77,919
Central Washington University RB, 5.00%, 05/01/22	50	54,496
City of Seattle WA Drainage & Wastewater Revenue RB
5.00%, 04/01/22	200	218,300
5.00%, 05/01/22	380	415,937
City of Seattle WA GOL
Series A, 5.00%, 04/01/22	750	819,000
Series A, 5.00%, 06/01/22	65	71,345
City of Seattle WA Municipal Light & Power Revenue RB
5.00%, 09/01/22	185	204,695
Series A, 5.00%, 01/01/22	115	124,433
Series A, 5.00%, 05/01/22	75	82,074
City of Seattle WA Water System Revenue RB, 5.00%, 09/01/22	305	337,559
City of Tacoma WA Electric System Revenue, Series B, 5.00%, 01/01/22	60	64,895
City of Tacoma WA Electric System Revenue RB, 5.00%, 01/01/22	100	108,159
City of Vancouver WA GOL, Series B, 5.00%, 12/01/22	330	367,914
Clark County Public Utility District No. 1 RB, 5.00%, 01/01/22	135	145,773

Security	Par (000)	Value

Washington (continued)
Clark County School District No. 119 Battleground GO, 4.00%, 12/01/22 (GTD)	$155	$168,290
County of King WA GO, 5.00%, 12/01/22	600	669,324
County of King WA GOL
4.00%, 12/01/22	20	21,708
5.00%, 01/01/22	100	108,203
5.00%, 07/01/22	180	198,070
5.25%, 01/01/22	80	86,988
Series C, 5.00%, 12/01/22	105	117,132
County of King WA Sewer Revenue RB
Series A, 5.00%, 01/01/22	25	27,057
Series B, 5.00%, 07/01/22	710	781,475
Series C, 4.00%, 01/01/22	100	106,100
County of Snohomish WA GOL, 5.00%, 12/01/22	140	156,176
Energy Northwest RB, Series A, 5.00%, 07/01/22	1,065	1,172,213
Grant County Public Utility District No. 2 RB, Series A, 5.00%, 01/01/22	125	135,059
King County Rural Library District GO, 4.00%, 12/01/22	250	270,960
King County School District No. 405 Bellevue GO, 5.00%, 12/01/22 (GTD)	455	508,007
King County School District No. 409 Tahoma GO, 5.00%, 12/01/22 (GTD)	155	172,808
King County School District No. 414 Lake Washington GO, 5.00%, 12/01/22 (GTD)	320	357,178
Pierce County School District No. 10 Tacoma GO, 5.00%, 12/01/22 (GTD)	370	412,750
Port of Seattle WA RB
Series A, 5.00%, 08/01/22	335	368,691
Series B, 5.00%, 03/01/22	110	119,435
Port of Tacoma WA RB, Series A, 5.00%, 12/01/22	75	83,497
Snohomish County Public Utility District No. 1 RB, 5.00%, 12/01/22	190	211,829
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/22 (GTD)	230	256,574
State of Washington COP
Series A, 5.00%, 07/01/22	125	137,445
Series B, 4.00%, 07/01/22	295	316,674
State of Washington GO
5.00%, 07/01/22	260	286,317
5.00%, 08/01/22	80	88,342
5.00%, 08/01/26 (PR 08/01/22)	1,750	1,930,302
Series 2013-A, 5.00%, 08/01/22	375	414,105
Series A, 5.00%, 08/01/22	100	110,428
Series B, 5.00%, 02/01/22	250	271,392
Series B, 5.00%, 07/01/22	495	545,104
Series C, 0.00%, 06/01/22 (AMBAC)(a)	135	130,665
Series C, 5.00%, 06/01/22	40	43,926
Series C, 5.00%, 07/01/22	10	11,012
Series D, 5.00%, 02/01/22	120	130,269
Series D, 5.00%, 07/01/22	25	27,531
Series D, 5.25%, 02/01/22	100	109,109
Series F, 0.00%, 12/01/22 (NPFGC)(a)	65	62,473
Series F, 5.00%, 07/01/22	50	55,061
Series R-2012C, 4.00%, 07/01/22	480	516,053
Series R-2012D, 5.00%, 07/01/22	95	104,616
Series R-2015, 5.00%, 07/01/22	425	468,018
Series R-2015E, 5.00%, 07/01/22	330	363,403
Series R-2017A, 5.00%, 08/01/22	200	220,856
Series R-D, 5.00%, 08/01/22	250	276,070

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
State of Washington RB
Series C, 5.00%, 09/01/22	$235	$259,879
Series F, 5.00%, 09/01/22	435	481,053
University of Washington RB
5.00%, 04/01/22	165	180,180
Series A, 5.00%, 12/01/22	75	83,690
Series B, 5.00%, 06/01/22	100	109,843
Series C, 5.00%, 12/01/22	595	663,937
Washington Health Care Facilities Authority RB, Series A, 5.00%, 11/15/22	125	138,569
Washington State University RB
5.00%, 04/01/22	215	234,404
5.00%, 10/01/22	165	182,715
Yakima County School District No. 7 Yakima GO, 5.00%, 12/01/22 (GTD)	175	195,219
Yakima County School District No. 90 East Valley GO, 5.00%, 12/01/22 (GTD)	130	144,728

		18,956,633

West Virginia — 0.3%
State of West Virginia GO, Series A, 5.00%, 11/01/22	550	612,051
West Virginia State School Building Authority Lottery RB, Series A, 5.00%, 07/01/22	130	142,835
West Virginia Water Development Authority RB, Series A, 5.00%, 07/01/22	100	109,846

		864,732

Wisconsin — 3.5%
City of Madison WI GO, Series A, 4.00%, 10/01/22	100	107,918
City of Milwaukee WI GO
Series N2, 5.00%, 05/01/22	30	32,775
Series N2, 5.00%, 05/15/22	75	82,043
City of Milwaukee WI Sewerage System Revenue RB, Series S5, 5.00%, 06/01/22	210	230,500
Madison Metropolitan School District/WI GO, 4.00%, 03/01/22	95	101,113
Milwaukee County Metropolitan Sewer District GO
5.00%, 10/01/22	105	116,464
Series A, 4.00%, 10/01/22	45	48,630
Series A, 5.25%, 10/01/22	105	117,213
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
Series 1, 4.00%, 06/01/22 (ETM)	75	80,269
Series 1, 5.00%, 06/01/22 (ETM)	125	136,941

Security	Par/ Shares (000)	Value

Wisconsin (continued)
State of Wisconsin GO
5.00%, 05/01/22 (ETM)	$100	$109,249
5.00%, 11/01/22	155	172,341
Series 1, 5.00%, 11/01/22	245	272,411
Series 2, 5.00%, 05/01/22	175	191,415
Series 2, 5.00%, 11/01/22	955	1,061,846
Series 3, 4.00%, 11/01/22	95	102,845
Series 3, 5.00%, 11/01/22	615	683,806
Series D, 5.00%, 05/01/22	130	142,194
Wisconsin Department of Transportation RB
Series 1, 5.00%, 07/01/22	590	649,230
Series 1, 5.00%, 07/01/27 (PR 07/01/22)	2,790	3,064,982
Series 1, 5.00%, 07/01/28 (PR 07/01/22)	2,000	2,197,120
Series 2, 5.00%, 07/01/22	755	830,602
Wisconsin Health & Educational Facilities Authority RB
5.00%, 08/15/22	165	181,772
Series C, 5.00%, 08/15/22 (ETM)	40	44,120
Series E, 4.00%, 11/15/22	100	108,267
WPPI Energy RB, Series A, 5.00%, 07/01/22	460	505,292

		11,371,358

Total Municipal Debt Obligations — 98.7% (Cost: $321,005,198)		325,328,339

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Liquidity Funds: MuniCash, 1.04%(d)(e)	337	337,426

Total Short-Term Investments — 0.1% (Cost: $337,413)		337,426

Total Investments in Securities — 98.8% (Cost: $321,342,611)		325,665,765

Other Assets, Less Liabilities — 1.2%		3,967,144

Net Assets — 100.0%		$329,632,909

(a)	Zero-coupon bond.
(b)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(c)	Security is payable upon demand on each reset date.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds: MuniCash	105	232	337	$337,426	$8,931	$14		$13

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2022 Term Muni Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Municipal Debt Obligations	$—	$325,328,339	$—	$325,328,339
Money Market Funds	337,426	—	—	337,426

	$337,426	$325,328,339	$—	$325,665,765

See notes to financial statements.

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.2%
Alabama Federal Aid Highway Finance Authority RB
5.00%, 09/01/23	$220	$251,553
Series A, 5.00%, 09/01/23	155	177,230
Series B, 5.00%, 09/01/23	310	354,460
Alabama Public School & College Authority RB
Series A, 3.00%, 06/01/23	60	63,677
Series A, 5.00%, 02/01/23	180	201,580
Series B, 5.00%, 01/01/23	175	195,459
City of Huntsville AL GOL, Series D, 5.00%, 05/01/23	115	129,940
State of Alabama GO
5.00%, 11/01/23	400	459,268
Series A, 5.00%, 08/01/23	90	102,531
Series C, 5.00%, 11/01/23	290	332,969
University of Alabama (The) RB, Series B, 5.00%, 07/01/23	75	85,161
University of Alabama at Birmingham RB, Series A, 5.00%, 10/01/23	135	154,490

		2,508,318

Alaska — 0.1%
Municipality of Anchorage AK GO, Series D, 5.00%, 09/01/23	165	188,398
State of Alaska GO, Series B, 5.00%, 08/01/23	25	28,481

		216,879

Arizona — 3.5%
Arizona Department of Transportation State Highway Fund Revenue RB, 5.00%, 07/01/23	210	238,936
Arizona Health Facilities Authority RB, Series A, 5.00%, 01/01/23	35	39,011
Arizona School Facilities Board COP, Series A, 5.00%, 09/01/23	345	393,507
Arizona State University RB
5.00%, 07/01/23	295	334,739
5.00%, 08/01/23	150	170,884
Series B, 5.00%, 07/01/23	220	249,975
Arizona Transportation Board RB, 5.00%, 07/01/23	850	966,591
Arizona Water Infrastructure Finance Authority RB, 5.00%, 10/01/23	70	80,221
City of Mesa AZ Utility System Revenue RB, 5.00%, 07/01/23	35	39,728
City of Phoenix AZ GO, 4.00%, 07/01/23	565	622,455
City of Phoenix Civic Improvement Corp. RB
5.00%, 07/01/23	310	352,284
5.50%, 07/01/23 (NPFGC)	65	75,117
Series A, 5.00%, 07/01/23	360	409,329
Series B, 5.00%, 07/01/23	295	335,648
Series D, 5.00%, 07/01/23	235	266,387
City of Scottsdale AZ GO, 5.00%, 07/01/23	100	113,779
City of Tucson AZ Water System Revenue RB, Series A, 5.00%, 07/01/23	100	113,663
County of Pima AZ GOL, 4.00%, 07/01/23	310	341,056
County of Pima AZ Sewer System Revenue RB, 5.00%, 07/01/23	370	420,268
Maricopa County Community College District GO, 5.00%, 07/01/23	200	227,326
Maricopa County Unified School District No. 48 Scottsdale GO, 5.00%, 07/01/23	30	34,122
Maricopa County Unified School District No. 80 Chandler GOL, 4.50%, 07/01/23	40	44,782
Maricopa County Union High School District No. 210-Phoenix GO, 5.00%, 07/01/23	250	283,965
Regional Public Transportation Authority RB, 5.25%, 07/01/23	105	120,366

Security	Par (000)	Value

Arizona (continued)
Salt River Project Agricultural Improvement & Power District RB
5.00%, 01/01/23	$365	$408,515
Series A, 5.00%, 01/01/23	230	257,421
State of Arizona COP, 5.00%, 09/01/23	235	268,041
University of Arizona (The) RB
5.00%, 06/01/23	195	221,134
5.00%, 08/01/23	55	62,658

		7,491,908

Arkansas — 0.4%
State of Arkansas GO
4.25%, 06/01/23	35	38,774
5.00%, 04/01/23	260	293,184
5.00%, 10/01/23	320	366,592
University of Arkansas RB, Series A, 5.00%, 11/01/23	105	120,154

		818,704

California — 7.7%
Alameda Unified School District-Alameda County/CA GO, Series A, 0.00%, 08/01/23 (AGM)(a)	50	47,414
Bay Area Toll Authority RB
Series S-4, 5.00%, 04/01/43 (PR 04/01/23)	100	113,334
Series S-4, 5.25%, 04/01/53 (PR 04/01/23)	135	154,128
Benicia Unified School District GO, Series B, 0.00%, 08/01/23 (NPFGC)(a)	80	75,441
California Educational Facilities Authority RB, Series T-5, 5.00%, 03/15/23	60	68,072
California Health Facilities Financing Authority RB
5.00%, 11/15/23	25	28,995
Series A, 4.00%, 03/01/23	75	82,036
Series A, 5.00%, 11/15/23	15	17,371
Series B, 5.00%, 11/15/23	110	127,389
California State Public Works Board RB
5.00%, 09/01/23	200	228,766
Series A, 5.00%, 03/01/23	170	191,360
Series A, 5.00%, 09/01/23	175	200,170
Series A, 5.25%, 06/01/23 (ETM NPFGC)	15	17,285
Series B, 5.00%, 10/01/23	155	177,760
Series C, 5.00%, 11/01/23	65	74,741
Series D, 5.00%, 09/01/23	520	594,792
Series F, 5.00%, 05/01/23	135	152,786
Series F, 5.00%, 09/01/23	130	148,698
Series G, 5.00%, 09/01/23	20	22,877
Series I, 5.00%, 11/01/23	75	86,239
California State University RB, Series A, 5.00%, 11/01/23	325	376,045
Chabot-Las Positas Community College District GO, 4.00%, 08/01/23	160	177,805
City of Los Angeles CA Wastewater System Revenue RB, Series B, 4.00%, 06/01/23	75	82,960
City of San Francisco CA Public Utilities Commission Water Revenue RB, 5.00%, 11/01/23	100	115,494
Coast Community College District GO, Series A, 5.00%, 08/01/23	40	45,950
East Bay Municipal Utility District Water System Revenue RB, Series B, 5.00%, 06/01/23	60	68,494
Escondido Union High School District GO, Series A, 0.00%, 08/01/23 (AGC)(a)	150	142,401
Folsom Cordova Unified School District School Facilities Improvement Dist No. 4 GO, Series A, 0.00%, 10/01/23 (NPFGC)(a)	195	184,244

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Irvine Ranch Water District SA, 5.00%, 02/01/23	$30	$33,883
Las Virgenes Unified School District GO
0.00%, 09/01/23 (NPFGC)(a)	105	99,522
Series C, 0.00%, 11/01/23 (NPFGC)(a)	50	47,276
Long Beach Community College District GO, Series D, 0.00%, 05/01/23 (NPFGC)(a)	165	156,826
Los Angeles Community College District/CA GO
Series A, 5.00%, 08/01/23	160	183,416
Series C, 5.00%, 08/01/23	20	22,927
Los Angeles County Metropolitan Transportation Authority RB, Series A, 5.00%, 07/01/23	80	91,550
Los Angeles Department of Water & Power System Revenue RB
Series A, 5.00%, 07/01/23	85	97,238
Series B, 5.00%, 07/01/23	105	120,118
Series D, 4.00%, 07/01/23	150	166,221
Series E, 5.00%, 07/01/23	100	114,398
Los Angeles Unified School District/CA GO
Series A, 4.00%, 07/01/23	495	545,337
Series A, 5.00%, 07/01/23	1,305	1,484,320
Mount Diablo Unified School District/CA GO, Series F, 5.00%, 08/01/23	20	22,911
Municipal Improvement Corp. of Los Angeles RB, Series B, 5.00%, 11/01/23	40	46,146
Newport Mesa Unified School District GO, 0.00%, 08/01/23 (NPFGC)(a)	50	47,538
Palomar Community College District GO, Series B, 0.00%, 08/01/23(a)	200	190,292
Rancho Santiago Community College District GO, 4.00%, 09/01/23	20	22,241
Riverside County Transportation Commission RB, Series A, 5.00%, 06/01/23	50	57,079
San Diego Community College District GO, 0.00%, 08/01/23(a)	35	33,375
San Diego Public Facilities Financing Authority RB, 5.00%, 10/15/23	50	57,642
San Diego Unified School District/CA GO
Series A, 0.00%, 07/01/23 (NPFGC)(a)	105	100,054
Series H-2, 5.00%, 07/01/23	230	262,492
Series J-2, 5.00%, 07/01/23	30	34,261
San Jose Evergreen Community College District GO, Series A, 5.00%, 09/01/23	50	57,617
San Jose Financing Authority RB, Series A, 5.00%, 06/01/23	25	28,521
San Mateo County Community College District GO, Series A, 0.00%, 09/01/23(a)	90	85,694
San Mateo Joint Powers Financing Authority RB, Series A, 5.00%, 07/15/23	100	114,507
San Mateo Union High School District GO, Series B, 0.00%, 09/01/23 (NPFGC)(a)	20	19,000
Santa Clara County Financing Authority RB, Series Q, 5.00%, 05/15/23	105	119,647
Santa Monica-Malibu Unified School District GO, 0.00%, 08/01/23 (NPFGC)(a)	100	95,429
State of California Department of Water Resources RB
5.00%, 12/01/23	65	75,382
Series AW, 5.00%, 12/01/23	115	133,369
Series BA, 5.00%, 12/01/23	235	272,537
State of California GO
4.00%, 05/01/23	160	175,907
4.00%, 10/01/23	100	111,076
5.00%, 08/01/23	2,020	2,308,436

Security	Par (000)	Value

California (continued)
5.00%, 09/01/23	$1,010	$1,157,309
5.00%, 10/01/23	735	844,449
5.00%, 11/01/23	585	673,903
5.00%, 12/01/23	145	167,469
Series B, 5.00%, 09/01/23	275	315,109
University of California RB
Series A, 5.00%, 05/15/23	90	102,555
Series AK, 5.00%, 05/15/48(b)(c)	1,400	1,593,732
Series AO, 5.00%, 05/15/23	65	74,067
Series AR, 4.00%, 05/15/23	200	220,974

		16,586,799

Colorado — 0.7%
Adams County School District No. 1, 4.00%, 12/01/23	250	277,855
Board of Water Commissioners City & County of Denver (The) RB, 5.00%, 09/15/23	100	114,523
City & County of Denver Co. Airport System Revenue RB
Series A, 5.00%, 11/15/23	255	292,587
Series B, 5.00%, 11/15/23	190	218,006
Denver City & County School District No. 1 GO, 5.00%, 12/01/23 (SAW)	140	161,212
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/23 (NPFGC)(a)	120	112,837
University of Colorado RB, Series A-2, 5.00%, 06/01/23	215	243,410

		1,420,430

Connecticut — 1.6%
City of Stamford CT GO, 5.00%, 06/01/23	100	113,703
Connecticut State Health & Educational Facilities Authority RB, Series C-2, 5.00%, 07/01/57(b)(c)	355	396,957
State of Connecticut Clean Water Fund — State Revolving Fund RB, Series B, 5.00%, 06/01/23	125	141,940
State of Connecticut GO
5.00%, 09/15/23	100	113,427
Series A, 5.00%, 04/15/23	345	386,531
Series A, 5.00%, 10/15/23	475	540,094
Series B, 5.00%, 05/15/23	280	314,490
Series D, 5.00%, 06/15/23	120	135,114
Series E, 5.00%, 09/01/23	10	11,330
Series F, 5.00%, 11/15/23	125	142,472
Series H, 5.00%, 11/15/23	100	113,978
State of Connecticut Special Tax Revenue RB
5.00%, 01/01/23	65	72,342
Series A, 5.00%, 08/01/23	140	158,612
Series A, 5.00%, 10/01/23	375	426,979
Series B, 5.00%, 08/01/23	105	118,959
University of Connecticut RB
Series A, 4.00%, 02/15/23	50	54,276
Series A, 5.00%, 02/15/23	100	111,750
Series A, 5.00%, 04/15/23	100	112,326

		3,465,280

Delaware — 0.7%
County of New Castle DE GO, 5.00%, 10/01/23	165	189,433
Delaware River & Bay Authority RB, Series B, 5.00%, 01/01/23	40	44,637
Delaware Transportation Authority RB, 5.00%, 07/01/23	545	620,095
State of Delaware GO
Series A, 5.00%, 02/01/23	50	56,199
Series B, 5.00%, 07/01/23	165	187,991
Series C, 5.00%, 03/01/23	140	157,787

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Delaware (continued)
Series D, 5.00%, 07/01/23	$125	$142,418

		1,398,560

District of Columbia — 0.7%
District of Columbia GO
5.00%, 06/01/23	170	192,783
Series A, 5.00%, 06/01/23	535	606,701
Series B, 5.00%, 06/01/23	150	170,103
District of Columbia RB
5.00%, 07/15/23	20	22,683
Series A, 5.00%, 12/01/23	260	299,728
District of Columbia Water & Sewer Authority RB
Series A, 5.00%, 10/01/23	70	80,221
Series C, 5.00%, 10/01/23	80	91,682
Washington Metropolitan Area Transit Authority RB, Series B, 5.00%, 07/01/23	100	113,433

		1,577,334

Florida — 4.3%
City of Jacksonville FL RB
5.00%, 10/01/23	85	96,921
Series C, 5.00%, 10/01/23	100	114,272
City of Orlando FL RB, Series B, 5.00%, 10/01/23	55	63,031
City of Tallahassee FL Utility System Revenue RB, 5.00%, 10/01/23	35	40,067
City of Tampa FL RB, 5.00%, 10/01/23	75	85,766
County of Broward FL Airport System Revenue RB, Series C, 5.00%, 10/01/23	20	22,854
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/23	145	165,217
County of Miami-Dade FL GO
5.00%, 07/01/23	25	28,377
Series 2015-D, 5.00%, 07/01/23	120	136,211
Series A, 5.00%, 07/01/23	390	442,685
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/23	460	521,967
County of Miami-Dade FL Water & Sewer System Revenue RB
5.00%, 10/01/23	625	715,487
Series B, 5.00%, 10/01/23	75	85,859
County of Orange FL Sales Tax Revenue RB, Series C, 5.00%, 01/01/23	130	145,541
County of Orange FL Water Utility System Revenue RB, 5.00%, 10/01/23	110	126,152
County of Seminole FL Water & Sewer Revenue RB, Series A, 5.00%, 10/01/23	150	171,840
Florida Department of Environmental Protection RB
5.00%, 07/01/23	260	295,625
Series A, 5.00%, 07/01/23	175	198,978
Florida Department of Management Services COP, Series A, 5.00%, 08/01/23	150	170,589
Florida Municipal Power Agency RB, Series A, 5.00%, 10/01/23	65	74,277
Florida’s Turnpike Enterprise RB
Series A, 5.00%, 07/01/23	90	102,332
Series B, 5.00%, 07/01/23	355	403,642
Series C, 5.00%, 07/01/23	25	28,426
Hillsborough County School Board COP
5.00%, 07/01/23	100	113,279
Series A, 5.00%, 07/01/23	60	67,967
Jacksonville Transportation Authority RB, 5.00%, 08/01/23	170	193,134

Security	Par (000)	Value

Florida (continued)
Miami-Dade County Expressway Authority RB, Series A, 4.00%, 07/01/23	$85	$92,463
Orange County School Board COP
Series A, 5.00%, 08/01/23	90	102,212
Series D, 5.00%, 08/01/23	50	56,785
Orlando Utilities Commission RB, Series A, 5.00%, 10/01/23	80	91,616
Orlando-Orange County Convention Center RB, 5.00%, 10/01/23	270	308,980
Orlando-Orange County Expressway Authority RB, Series B, 5.00%, 07/01/23	70	79,376
Palm Beach County School District COP
5.00%, 08/01/23	50	56,903
Series B, 5.00%, 08/01/23	125	142,256
Pasco County School Board COP, Series A, 5.00%, 08/01/23	20	22,596
Reedy Creek Improvement District GOL
5.00%, 06/01/23	75	84,854
Series A, 5.00%, 06/01/23	130	147,080
School Board of Miami-Dade County (The) COP, Series D, 5.00%, 02/01/23	10	11,179
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/23	180	202,302
School District of Broward County/FL COP
Series A, 5.00%, 07/01/23	270	305,956
Series B, 5.00%, 07/01/23	170	192,639
Seminole County School Board COP, Series C, 5.00%, 07/01/23	20	22,610
State of Florida GO
Series A, 5.00%, 06/01/23	450	510,475
Series A, 5.00%, 07/01/23	715	813,519
Series B, 5.00%, 06/01/23	400	453,756
Series C, 5.00%, 06/01/23	35	39,704
Series E, 5.00%, 06/01/23	210	238,222
State of Florida Lottery Revenue RB
Series A, 5.00%, 07/01/23	185	209,922
Series B, 5.00%, 07/01/23	460	521,967
Volusia County School Board COP, Series A, 5.00%, 08/01/23 (BAM)	20	22,808

		9,340,676

Georgia — 1.5%
City of Gainesville GA Water & Sewerage Revenue RB, 5.00%, 11/15/23	60	68,869
County of Forsyth GA GO, Series B, 5.00%, 03/01/23	40	45,040
Georgia State Road & Tollway Authority RB, Series A, 5.00%, 06/01/23	85	96,200
Gwinnett County Development Authority COP, 5.25%, 01/01/23 (NPFGC)	115	129,332
Gwinnett County Water & Sewerage Authority RB, 5.00%, 08/01/23	500	570,010
State of Georgia GO
Series A, 5.00%, 07/01/23	785	893,471
Series A-1, 5.00%, 02/01/23	450	505,328
Series C, 5.00%, 07/01/23	75	85,364
Series C-1, 5.00%, 07/01/23	150	170,727
Series D, 5.00%, 02/01/23	355	398,647
Series E, 5.00%, 12/01/23	140	161,452

		3,124,440

Hawaii — 1.8%
City & County Honolulu HI Wastewater System Revenue RB, Series B, 5.00%, 07/01/23	370	420,127

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii (continued)
City & County of Honolulu HI GO
4.00%, 10/01/23	$100	$110,792
5.00%, 09/01/23	360	411,487
Series A, 5.00%, 10/01/23	120	137,522
Series C, 5.00%, 10/01/23	20	22,920
Series E, 4.00%, 09/01/23	40	44,229
County of Hawaii HI GO, Series D, 5.00%, 09/01/23	75	85,666
State of Hawaii GO
5.00%, 05/01/23	175	197,927
Series EH, 5.00%, 08/01/30 (PR 08/01/23)	325	370,819
Series EH-2017, 5.00%, 08/01/23 (ETM)	520	593,310
Series EO, 5.00%, 08/01/23 (ETM)	50	57,049
Series EP, 5.00%, 08/01/23	320	364,807
Series EY, 5.00%, 10/01/23	125	143,253
Series EZ, 5.00%, 10/01/23	50	57,301
Series FE, 5.00%, 10/01/23	300	343,806
Series FG, 4.00%, 10/01/23	135	149,569
Series FG, 5.00%, 10/01/23	70	80,221
Series FH, 5.00%, 10/01/23	50	57,301
State of Hawaii State Highway Fund RB, Series B, 5.00%, 01/01/23	155	173,223

		3,821,329

Idaho — 0.0%
Idaho Housing & Finance Association RB, 5.00%, 07/15/23	75	84,770

Illinois — 2.0%
Chicago O’Hare International Airport RB
4.13%, 01/01/23	50	53,961
Series B, 5.00%, 01/01/23	400	445,051
Series D, 5.00%, 01/01/23	40	44,505
Illinois Finance Authority RB
5.00%, 01/01/23	200	223,316
5.00%, 07/01/23	200	226,866
5.00%, 12/01/23	240	275,741
State of Illinois GO
5.00%, 02/01/23	120	130,075
5.00%, 05/01/23	625	681,300
5.00%, 06/01/23	90	98,287
5.00%, 07/01/23	170	185,992
5.00%, 08/01/23	135	147,970
5.00%, 10/01/23	435	478,535
5.00%, 12/01/23	50	55,200
Series A, 5.00%, 04/01/23	175	190,405
Series D, 5.00%, 11/01/23	865	954,337
State of Illinois RB
5.00%, 06/15/23	100	109,178
First Series, 6.00%, 06/15/23 (NPFGC)	45	50,681
Series C, 4.00%, 06/15/23	25	26,433

		4,377,833

Indiana — 0.6%
Indiana Finance Authority RB
Series A, 5.00%, 02/01/23	60	67,315
Series A, 5.00%, 06/01/23	120	136,127
Series A, 5.00%, 12/01/23	35	40,182
Series B, 5.00%, 02/01/23	55	61,706
Series C, 5.00%, 12/01/23	500	576,185
Indiana Municipal Power Agency RB, Series A, 5.00%, 01/01/23	100	111,493

Security	Par (000)	Value

Indiana (continued)
Indiana University RB
Series A, 5.00%, 06/01/23	$70	$79,460
Series X, 5.00%, 08/01/23	115	131,238
Purdue University RB
Series A, 4.00%, 07/01/23	85	93,676
Series BB-1, 5.00%, 07/01/23	20	22,756

		1,320,138

Iowa — 0.4%
County of Polk IA GO, Series C, 5.00%, 06/01/23	220	249,566
Iowa City Community School District RB, 5.00%, 06/01/23	55	61,980
Iowa Finance Authority RB, 5.00%, 08/01/23	230	262,386
State of Iowa RB
5.00%, 06/15/23	55	62,385
Series A, 5.00%, 06/01/23	240	271,894

		908,211

Kansas — 0.5%
City of Wichita KS GO, Series 811, 5.00%, 06/01/23	125	141,705
Johnson County Water District No. 1 RB, Series A, 5.00%, 01/01/23	210	235,105
Kansas Development Finance Authority RB, Series B, 5.00%, 05/01/23	30	33,821
Sedgwick County Unified School District No. 259 Wichita GO, 4.00%, 10/01/23	20	22,094
State of Kansas Department of Transportation RB
5.00%, 09/01/23	205	234,237
Series A, 5.00%, 09/01/23	335	382,778
Wyandotte County-Kansas City Unified Government GO, Series D, 5.00%, 08/01/23	100	113,530

		1,163,270

Kentucky — 0.1%
Louisville & Jefferson County Metropolitan Sewer District RB, 5.00%, 05/15/23	125	141,181

Louisiana — 0.4%
State of Louiliana RB, Series A, 5.00%, 06/15/23	25	28,234
State of Louisiana GO
4.00%, 09/01/23	75	82,514
Series A, 5.00%, 02/01/23	210	234,608
Series A, 5.00%, 04/01/23	35	39,305
Series C, 5.00%, 07/15/23	150	169,947
Series C, 5.00%, 08/01/23	205	232,574

		787,182

Maine — 0.4%
Maine Municipal Bond Bank RB
Series A, 5.00%, 09/01/23	245	278,955
Series A, 5.00%, 11/01/23	125	143,047
Series C, 5.00%, 11/01/23	75	85,829
Maine Turnpike Authority RB, 5.00%, 07/01/23	45	51,148
State of Maine GO, Series B, 5.00%, 06/01/23	295	334,315

		893,294

Maryland — 3.7%
City of Baltimore MD GO, Series A, 5.00%, 10/15/23	200	229,316
City of Baltimore MD RB, Series D, 5.00%, 07/01/23	285	323,720
County of Anne Arundel MD GOL, 5.00%, 04/01/23	115	129,759
County of Baltimore MD GO, 5.00%, 02/01/23	350	392,791
County of Charles MD GO
5.00%, 10/01/23	100	114,643
5.00%, 11/01/23	10	11,494
County of Frederick MD GO, Series A, 5.00%, 08/01/23	205	233,784

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
County of Montgomery MD GO
5.00%, 11/01/23	$90	$103,449
5.00%, 12/01/23	325	374,520
Series B, 5.00%, 12/01/23	300	345,711
Series C, 5.00%, 10/01/23	295	338,197
County of Prince George’s MD COP, 5.00%, 10/15/23	25	28,581
County of Prince George’s MD GO, Series A, 5.00%, 09/15/23	120	137,378
State of Maryland Department of Transportation RB
4.00%, 09/01/23	275	304,180
5.00%, 02/15/23	270	303,394
5.00%, 09/01/23	200	228,684
5.00%, 10/01/23	910	1,043,251
State of Maryland GO
First Series, 5.00%, 06/01/23	505	572,867
Second Series, 5.00%, 08/01/23	90	102,637
Series A, 5.00%, 03/01/23	275	309,458
Series A, 5.00%, 08/01/23	250	285,103
Series B, 4.00%, 08/01/23	415	458,118
Series C, 5.00%, 08/01/23	780	889,520
Washington Suburban Sanitary Commission GO
4.00%, 06/01/23	75	82,460
5.00%, 06/01/23	320	363,005
5.00%, 06/15/23	150	170,370

		7,876,390

Massachusetts — 2.3%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue RB, Series A, 5.00%, 06/15/23	340	385,914
Commonwealth of Massachusetts GO, Series C, 5.50%, 12/01/23 (AMBAC)	500	585,670
Commonwealth of Massachusetts GOL
5.00%, 07/01/23	100	113,663
Series 8, 5.00%, 07/01/23	175	198,910
Series A, 4.20%, 08/01/23 (AMBAC)	100	111,043
Series A, 5.00%, 03/01/23	210	236,168
Series A, 5.00%, 05/01/23	105	118,718
Series A, 5.00%, 07/01/23	135	153,445
Series B, 5.00%, 01/01/23	45	50,335
Series B, 5.00%, 07/01/23	390	443,286
Series B, 5.25%, 08/01/23	70	80,413
Series C, 5.00%, 10/01/23	110	126,016
Series D, 5.00%, 07/01/23	205	233,009
Series E, 5.00%, 11/01/23	625	717,869
Series H, 5.00%, 12/01/23	55	63,333
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/23	45	51,031
Massachusetts Bay Transportation Authority RB
5.00%, 07/01/23	100	113,741
Series A, 5.00%, 07/01/23	50	56,871
Series B, 5.25%, 07/01/23	240	275,122
Series C, 5.50%, 07/01/23	75	86,644
Massachusetts Clean Water Trust (The) RB, 5.00%, 08/01/23	120	136,849
Massachusetts Department of Transportation RB, Series C, 0.00%, 01/01/23 (NPFGC)(a)	85	81,043
Massachusetts School Building Authority RB
Series A, 5.00%, 05/15/23	210	237,651
Series A, 5.00%, 11/15/23 (ETM)	45	51,747
Series C, 4.00%, 08/15/23 (ETM)	15	16,559
Massachusetts State College Building Authority RB, Series A, 4.00%, 05/01/23	150	164,371

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Water Resources Authority RB
Series A, 5.00%, 08/01/23	$50	$56,982
Series B, 5.25%, 08/01/23 (AGM)	75	86,156

		5,032,559

Michigan — 1.3%
Great Lakes Water Authority Water Supply System Revenue RB, Series A, 5.00%, 07/01/23	250	282,240
Michigan Finance Authority RB, 5.00%, 11/15/23	50	57,031
Michigan State Building Authority RB
Series I, 5.00%, 04/15/23	610	688,269
Series I, 5.00%, 10/15/23	140	160,463
State of Michigan GO
Series A, 5.00%, 05/01/23	35	39,611
Series A, 5.00%, 12/01/23	140	161,392
Series B, 5.00%, 11/01/23	20	22,997
State of Michigan RB, 5.00%, 03/15/23	420	472,038
University of Michigan RB, Series A, 5.00%, 04/01/23	700	790,594
Wayne County Airport Authority RB, Series G, 5.00%, 12/01/23	70	80,095

		2,754,730

Minnesota — 1.2%
City of Rochester MN Electric Utility Revenue RB, Series E, 5.00%, 12/01/23	25	28,745
County of Hennepin MN GO
Series A, 5.00%, 12/01/23	95	109,434
Series C, 5.00%, 12/01/23	70	80,636
Elk River Independent School District No. 728 GO, Series A, 5.00%, 02/01/23	85	95,220
Minnesota Municipal Power Agency RB, 5.00%, 10/01/23	30	34,195
Minnesota Public Facilities Authority RB, Series A, 5.00%, 03/01/23	225	253,192
Southern Minnesota Municipal Power Agency RB, Series A, 5.00%, 01/01/23	115	128,217
State of Minnesota GO
Series A, 5.00%, 08/01/23	245	279,594
Series B, 5.00%, 08/01/23	315	359,478
Series D, 5.00%, 08/01/23	530	604,836
Series F, 5.00%, 10/01/23	175	200,770
State of Minnesota RB, Series A, 5.00%, 06/01/23	430	487,306

		2,661,623

Mississippi — 0.1%
State of Mississippi GO, Series F, 5.25%, 10/01/23	215	248,174

Missouri — 1.0%
City of Kansas City MO GO, Series A, 5.00%, 02/01/23	550	616,682
Metropolitan St Louis Sewer District RB, Series B, 5.00%, 05/01/25 (PR 05/01/23)	150	169,819
Missouri Highway & Transportation Commission RB
Series A, 4.00%, 05/01/23	100	109,725
Series A, 5.00%, 05/01/23	120	135,766
Series C, 5.00%, 02/01/23	570	639,688
Missouri State Board of Public Buildings RB
5.00%, 10/01/23	100	114,478
Series A, 4.00%, 04/01/23	225	245,983
Missouri State Environmental Improvement & Energy Resources Authority RB
Series B, 5.00%, 01/01/23	50	55,978
Series B, 5.00%, 07/01/23	50	56,890

		2,145,009

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nebraska — 0.2%
Nebraska Public Power District RB, Series B, 5.00%, 01/01/23	$180	$201,044
Omaha Public Power District RB, Series A, 5.00%, 02/01/23	295	330,866

		531,910

Nevada — 2.4%
City of Las Vegas NV GOL, Series A, 5.00%, 06/01/23	115	130,369
Clark County School District GOL
Series A, 5.00%, 06/15/23	230	258,709
Series B, 5.00%, 06/15/23	135	151,851
Clark County Water Reclamation District GOL, 5.00%, 07/01/23	150	170,668
County of Clark Department of Aviation RB, Series A, 5.00%, 07/01/23	150	169,861
County of Clark NV GOL
5.00%, 06/01/23	75	84,911
5.00%, 11/01/23	515	590,653
Series A, 5.00%, 11/01/23	125	143,363
County of Clark NV RB, 5.00%, 07/01/23	580	657,239
Las Vegas Valley Water District GOL, Series A, 5.00%, 06/01/23	230	260,392
Nevada System of Higher Education COP, Series A, 5.00%, 07/01/23	40	45,204
Nevada System of Higher Education RB
Series A, 5.00%, 07/01/23	150	170,149
Series B, 5.00%, 07/01/23	100	113,433
State of Nevada GOL
Series D, 5.00%, 04/01/23	125	140,954
Series D-1, 5.00%, 03/01/23	655	736,620
Series H-1, 5.00%, 06/01/23	210	238,064
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/23	590	679,391
Truckee Meadows Water Authority RB, 5.00%, 07/01/23	230	261,337
Washoe County School District/NV GOL
Series A, 5.00%, 06/01/23 (PSF)	190	215,034
Series F, 5.00%, 06/01/23	40	45,166

		5,263,368

New Hampshire — 0.2%
New Hampshire Health and Education Facilities Authority Act RB, 5.00%, 07/01/23	125	141,935
New Hampshire Municipal Bond Bank RB, Series E, 5.00%, 08/15/23	125	142,527
State of New Hampshire GO, Series A, 5.00%, 03/01/23	75	84,346

		368,808

New Jersey — 1.8%
Monmouth County Improvement Authority (The) RB, Series B, 5.00%, 12/01/23 (GTD)	180	207,815
New Jersey Economic Development Authority RB
Series B, 5.00%, 11/01/23 (SAP)	470	528,482
Series DDD, 5.00%, 06/15/23	100	111,360
Series NN, 5.00%, 03/01/23	800	883,944
Series UU, 5.00%, 06/15/23	50	55,680
Series XX, 5.00%, 06/15/23 (SAP)	305	339,648
New Jersey Educational Facilities Authority RB
5.00%, 06/01/23 (SAP)	75	83,433
5.00%, 06/15/23	75	83,520
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/23	395	441,894
Series A, 5.75%, 06/15/23 (NPFGC)	100	114,353
Series AA, 5.00%, 06/15/23	230	256,556

Security	Par (000)	Value

New Jersey (continued)
New Jersey Turnpike Authority RB
Series A, 5.00%, 01/01/23 (ETM)	$10	$11,197
Series B, 5.00%, 01/01/23	165	184,290
Series C, 5.00%, 01/01/23	170	189,875
State of New Jersey GO
5.00%, 06/01/23	85	95,659
Series T, 5.00%, 06/01/23	330	371,382

		3,959,088

New Mexico — 1.0%
County of Santa Fe NM GO, 5.00%, 07/01/23	145	164,756
County of Santa Fe NM RB, 5.00%, 06/01/23	185	209,376
New Mexico Finance Authority RB, Series B, 5.00%, 06/01/23	90	101,960
State of New Mexico GO, Series B, 5.00%, 03/01/23	550	618,150
State of New Mexico Severance Tax Permanent Fund RB
5.00%, 07/01/23	75	85,103
Series A, 5.00%, 07/01/23	155	175,880
Series B, 4.00%, 07/01/23	390	428,626
Series B, 5.00%, 07/01/23	40	45,281
University of New Mexico (The) RB
Series A, 5.00%, 06/01/23	130	147,081
Series C, 5.00%, 06/01/23	100	113,139

		2,089,352

New York — 9.0%
City of New York NY GO
Series 2015-1, 5.00%, 08/01/23	375	426,915
Series A, 4.00%, 08/01/23	50	55,099
Series A, 5.00%, 08/01/23	240	273,226
Series C, 5.00%, 08/01/23	1,260	1,434,434
Series D, 5.00%, 08/01/23	35	39,845
Series D-1, 5.00%, 08/01/23	50	56,922
Series E, 5.00%, 08/01/23	110	125,228
Series G, 5.00%, 08/01/23	630	717,217
Series H, 5.00%, 08/01/23	35	39,845
Series I, 5.00%, 03/01/23	50	56,178
Series I, 5.00%, 08/01/23	125	142,305
Series J, 5.00%, 08/01/23	505	574,912
Metropolitan Transportation Authority RB
Series A, 5.00%, 11/15/23	10	11,504
Series A-1, 5.00%, 11/15/23	25	28,579
Series A-2, 5.00%, 11/15/23	195	222,916
Series B, 5.00%, 11/15/23	930	1,063,139
Series B-3, 5.00%, 11/15/23	55	62,874
Series C-1, 5.00%, 11/15/23	215	245,779
Series D, 5.00%, 11/15/23	400	457,264
Series F, 5.00%, 11/15/23	140	160,042
New York City Transitional Finance Authority Building Aid Revenue RB
Series S-1, 5.00%, 07/15/23 (SAW)	265	301,480
Series S-2, 5.00%, 07/15/23 (SAW)	100	113,766
Series S-3, 5.00%, 07/15/23 (SAW)	75	85,325
New York City Transitional Finance Authority Future Tax Secured Revenue RB
Series A, 5.00%, 08/01/23	150	171,240
Series A-1, 4.00%, 08/01/23	125	138,133
Series A-1, 5.00%, 08/01/23	440	502,304
Series B-1, 4.00%, 08/01/23	100	110,506
Series C, 5.00%, 11/01/23	385	443,020
Series D, 5.00%, 11/01/23	130	149,591
Series E-1, 5.00%, 02/01/23	25	28,082

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Series F-1, 5.00%, 02/01/23	$200	$224,658
Sub-Series C, 5.00%, 11/01/23	155	178,359
New York City Water & Sewer System RB
Series AA, 5.00%, 06/15/23	515	586,116
Series DD, 5.00%, 06/15/23	220	250,380
New York Convention Center Development Corp. RB
5.00%, 11/15/23	25	28,685
Series B, 5.00%, 11/15/23	20	22,779
New York State Dormitory Authority RB
5.00%, 02/15/23	225	252,911
Series A, 4.00%, 10/01/23 (SAW)	240	265,222
Series A, 5.00%, 02/15/23	855	961,062
Series A, 5.00%, 03/15/23	1,340	1,511,734
Series A, 5.00%, 07/01/23	60	68,221
Series A, 5.00%, 10/01/23 (AGM)	65	74,760
Series A, 5.00%, 10/01/23 (SAW)	150	171,840
Series A, 5.50%, 05/15/23 (NPFGC)	205	235,680
Series B, 5.00%, 02/15/23	230	258,532
Series B, 5.00%, 07/01/23	290	329,959
Series C, 5.00%, 03/15/23	775	874,324
Series D, 5.00%, 02/15/23	335	376,557
Series E, 5.00%, 02/15/23	325	365,316
Series E, 5.00%, 03/15/23	245	276,140
Series E, 5.00%, 10/01/23 (SAW)	50	57,280
New York State Environmental Facilities Corp. RB, 5.00%, 06/15/23	210	238,999
New York State Thruway Authority RB
Series K, 5.00%, 01/01/23	100	111,724
Series L, 5.00%, 01/01/23	260	290,482
New York State Urban Development Corp. RB
Series A, 5.00%, 03/15/23	985	1,110,538
Series A-2, 5.00%, 03/15/23	175	197,304
Series C-1, 5.00%, 03/15/23	325	366,421
Series D, 5.00%, 03/15/23	605	682,107
Series E, 5.00%, 03/15/23	140	157,843
Port Authority of New York & New Jersey RB
5.00%, 07/15/23	125	142,449
5.00%, 10/15/23	95	109,124
5.00%, 12/01/23	75	86,492
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/23	115	132,723
Triborough Bridge & Tunnel Authority RB
Series A, 5.00%, 11/15/23	75	86,502
Series A, 5.00%, 11/15/23 (Call 05/15/23)	100	113,322

		19,434,215

North Carolina — 1.9%
Cape Fear Public Utility Authority RB, Series A, 5.00%, 06/01/23	50	56,664
City of Charlotte NC COP, Series C, 5.00%, 12/01/23	40	45,974
City of Charlotte NC Water & Sewer System Revenue RB, 5.00%, 07/01/23	500	569,090
City of Winston-Salem NC RB, Series C, 5.00%, 06/01/23	20	22,635
County of Buncombe NC RB, 5.00%, 06/01/23	145	164,105
County of Forsyth NC GO, 5.00%, 12/01/23	130	149,920
County of Mecklenburg NC GO, Series B, 5.00%, 12/01/23	25	28,820
County of Mecklenburg NC RB, Series A, 5.00%, 10/01/23	105	120,245
County of Union NC GO, 5.00%, 09/01/23	665	760,647
County of Wake NC RB, Series A, 5.00%, 12/01/23	150	172,467
North Carolina Medical Care Commission RB, 5.00%, 06/01/23	15	16,988

Security	Par (000)	Value

North Carolina (continued)
North Carolina Municipal Power Agency No. 1 RB
Series B, 5.00%, 01/01/23	$110	$122,642
Series E, 5.00%, 01/01/23	10	11,149
State of North Carolina GO
5.00%, 06/01/23	65	73,785
Series A, 5.00%, 06/01/23	935	1,061,365
State of North Carolina RB
5.00%, 03/01/23	310	347,981
Series A, 5.00%, 05/01/23	175	197,799
Series C, 5.00%, 05/01/23	100	113,028

		4,035,304

North Dakota — 0.1%
North Dakota Public Finance Authority RB, Series A, 5.00%, 10/01/23	105	120,375

Ohio — 3.5%
City of Cincinnati OH Water System Revenue RB, Series B, 5.00%, 12/01/23	40	46,078
City of Columbus OH GO
4.00%, 04/01/23	500	547,155
Series 1, 5.00%, 07/01/23	50	56,851
Series 5, 5.00%, 08/15/23	165	188,334
Series A, 4.00%, 07/01/23	25	27,533
Series A, 5.00%, 02/15/23	230	258,288
Series A, 5.00%, 08/15/23	130	148,385
City of Columbus OH GOL, Series B, 5.00%, 08/15/23	270	308,183
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/23	135	155,338
County of Hamilton OH Sewer System Revenue RB, Series A, 5.00%, 12/01/23	20	23,013
Miami University/Oxford OH RB, 5.00%, 09/01/23	75	85,545
Northeast Ohio Regional Sewer District RB, 5.00%, 11/15/28 (PR 05/15/23)	615	697,145
Ohio Higher Educational Facility Commission RB, Series A, 5.00%, 12/01/23	160	183,776
Ohio Turnpike & Infrastructure Commission RB
Series A, 5.00%, 02/15/23	100	112,059
Series A-1, 5.00%, 02/15/23	290	324,771
Ohio University RB, Series A, 5.00%, 12/01/23	100	114,421
Ohio Water Development Authority RB
5.00%, 12/01/23	325	374,380
Series A, 5.00%, 06/01/23	190	215,392
Series B, 5.00%, 12/01/23	130	149,752
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 06/01/23	100	113,364
5.00%, 12/01/23	185	213,109
5.50%, 06/01/23	235	270,508
5.50%, 12/01/23	100	117,178
Series 2015A, 5.00%, 12/01/23	120	138,233
State of Ohio GO
Series A, 5.00%, 03/01/23	30	33,759
Series A, 5.00%, 05/01/23	340	384,669
Series A, 5.00%, 08/01/23	85	96,935
Series A, 5.00%, 09/15/23	270	309,102
Series B, 4.00%, 09/01/23	200	221,222
Series B, 5.00%, 08/01/23	185	210,976
Series C, 5.00%, 11/01/23	100	114,943
Series S, 5.00%, 04/01/23	15	16,925
Series S, 5.00%, 05/01/23	85	96,199

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Series T, 5.00%, 11/01/23	$95	$109,237
Series V, 5.00%, 05/01/23	500	565,875
State of Ohio GOL, Series A, 5.00%, 09/01/23	115	131,493
State of Ohio RB
5.00%, 04/01/23	80	89,896
Series A, 5.00%, 02/01/23	100	111,785
Series C, 5.00%, 12/01/23	240	275,227

		7,637,034

Oklahoma — 1.1%
City of Oklahoma City OK GO, 5.00%, 03/01/23	215	241,866
Grand River Dam Authority RB, Series A, 5.00%, 06/01/23	465	526,269
Oklahoma Agricultural & Mechanical Colleges RB, Series C, 5.00%, 08/01/23	130	147,793
Oklahoma Capitol Improvement Authority RB
5.00%, 01/01/23	145	161,904
5.00%, 07/01/23	315	357,314
Series A, 5.00%, 07/01/23	140	158,806
Series B, 5.00%, 07/01/23	180	204,179
Oklahoma City Water Utilities Trust RB, 5.00%, 07/01/23	135	153,602
Oklahoma Turnpike Authority RB, Series D, 4.00%, 01/01/23	155	168,434
Oklahoma Water Resources Board RB
5.00%, 04/01/23	220	247,685
Series A, 5.00%, 04/01/23	55	61,921

		2,429,773

Oregon — 1.7%
City of Eugene OR Electric Utility System Revenue RB, 5.00%, 08/01/23	55	62,680
City of Portland OR Sewer System Revenue RB
Series A, 5.00%, 10/01/23	90	103,067
Series B, 5.00%, 06/15/23	215	243,870
Series B, 5.00%, 10/01/23	75	85,889
City of Salem OR GO, 5.00%, 06/01/23	100	113,477
City of Salem OR Water & Sewer Revenue RB, 5.00%, 06/01/23	75	85,051
Oregon State Business Development Commission RB, 2.40%, 12/01/40 Put(b)(c)	350	361,980
Oregon State Lottery RB
Series A, 5.00%, 04/01/23	140	158,018
Series B, 5.00%, 04/01/23	110	124,157
Series C, 5.00%, 04/01/23	120	135,444
Port of Portland OR Airport Revenue RB, Series 23, 5.00%, 07/01/23	175	198,508
Portland Community College District GO, 5.00%, 06/15/23	30	34,074
Salem-Keizer School District No. 24J GO, Series B, 0.00%, 06/15/23 (GTD)(a)	150	142,663
State of Oregon Department of Transportation RB, Series A, 5.00%, 11/15/23	470	541,079
State of Oregon GO
Series A, 5.00%, 08/01/23	50	56,982
Series C, 5.00%, 06/01/23	100	113,364
Series D, 5.00%, 05/01/23	190	214,823
Series F, 5.00%, 05/01/23	100	113,065
Series G, 5.00%, 11/01/23	45	51,687
Series H, 5.00%, 05/01/23	495	559,672
Series O, 5.00%, 08/01/23	70	79,774
Tri-County Metropolitan Transportation District of Oregon RB, Series B, 5.00%, 09/01/23	20	22,877

		3,602,201

Security	Par (000)	Value

Pennsylvania — 2.0%
Commonwealth of Pennsylvania GO
First Series, 5.00%, 01/01/23	$550	$613,574
First Series, 5.00%, 02/01/23	110	123,038
First Series, 5.00%, 03/15/23	115	129,127
First Series, 5.00%, 04/01/23	185	208,016
First Series, 5.00%, 06/15/23	85	96,188
First Series, 5.00%, 08/15/23	600	682,464
First Series, 5.00%, 04/01/24 (PR 04/01/23)	350	395,160
Second Series, 5.00%, 09/15/23	300	342,102
Second Series, 5.00%, 10/15/23	520	594,490
Delaware County Authority RB
5.00%, 08/01/23	110	125,056
5.00%, 12/01/23	75	86,137
Pennsylvania Turnpike Commission RB
Series A, 5.00%, 12/01/23	390	447,120
Series A, 5.25%, 07/15/23 (AGM)	110	125,960
Series A-1, 5.00%, 12/01/23	125	143,186
Series B, 5.00%, 12/01/23	35	39,898
Southeastern Pennsylvania Transportation Authority RB, 5.00%, 06/01/23	120	135,497

		4,287,013

Rhode Island — 0.8%
Rhode Island Commerce Corp. RB, Series A, 5.00%, 06/15/23	330	372,560
Rhode Island Health & Educational Building Corp. RB, 5.00%, 09/01/23	165	189,131
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
5.00%, 10/01/23	405	463,802
Series B, 5.00%, 10/01/23	325	372,187
State of Rhode Island COP, Series B, 5.00%, 10/01/23	145	164,803
State of Rhode Island GO, Series A, 5.00%, 08/01/23	50	56,961

		1,619,444

South Carolina — 0.1%
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/23	60	68,987
State of South Carolina GO, 5.00%, 08/01/23 (SAW)	105	119,826

		188,813

Tennessee — 2.6%
City of Memphis TN GO, Series A, 5.00%, 11/01/23	100	114,775
County of Blount TN GO, Series B, 5.00%, 06/01/23	145	164,269
County of Hamilton TN GO, Series A, 5.00%, 05/01/23	195	220,834
County of Knox TN GO, 5.00%, 06/01/23	130	147,423
County of Shelby TN GO, Series A, 5.00%, 03/01/23	160	179,938
County of Sumner TN GO, 5.00%, 12/01/23	45	51,740
County of Williamson TN GO, 5.00%, 04/01/23	70	78,959
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series A, 5.00%, 05/15/23	75	84,764
Metropolitan Government of Nashville & Davidson County TN GO
5.00%, 07/01/23	1,085	1,232,831
Series A, 5.00%, 07/01/23	65	73,856
Series A, 5.00%, 01/01/29 (PR 01/01/23)	25	27,911
Series A, 5.00%, 01/01/33 (PR 01/01/23)	1,250	1,395,525
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB, 5.00%, 07/01/23	170	192,770
State of Tennessee GO
Series A, 5.00%, 08/01/23	645	736,074
Series A, 5.00%, 09/01/23	250	286,057

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
Tennessee State School Bond Authority RB
5.00%, 11/01/23	$40	$45,927
Series A, 5.00%, 11/01/23	55	63,149
Series B, 5.00%, 11/01/23	465	533,899

		5,630,701

Texas — 12.9%
Abilene Independent School District GO, 5.00%, 02/15/23 (PSF)	175	196,222
Allen Independent School District GO, 5.00%, 02/15/23 (PSF)	225	252,441
Alvin Independent School District/TX GO, Series C, 5.00%, 02/15/23 (PSF)	140	157,122
Arlington Independent School District/TX GO, Series B, 5.00%, 02/15/23 (PSF)	385	431,824
Austin Community College District GOL, 5.00%, 08/01/23	215	244,343
Austin Community College District Public Facility Corp. RB, 5.00%, 08/01/23	100	113,451
Austin Independent School District GO
Series B, 5.00%, 08/01/23	335	381,511
Series B, 5.00%, 08/01/23 (PSF)	50	56,962
Birdville Independent School District GO
5.00%, 02/15/23 (PSF)	45	50,535
Series B, 5.00%, 02/15/23 (PSF)	40	44,920
Bryan Independent School District GO, 4.00%, 02/15/23 (PSF)	250	272,387
Central Texas Regional Mobility Authority RB, Series A, 5.00%, 01/01/23	100	110,282
Central Texas Turnpike System RB
Series A, 0.00%, 08/15/23 (AMBAC)(a)	250	234,370
Series C, 5.00%, 08/15/23	125	140,994
City of Austin TX Electric Utility Revenue RB, Series A, 5.00%, 11/15/23	140	160,814
City of Austin TX GOL, 5.00%, 09/01/23	300	342,663
City of Austin TX Water & Wastewater System Revenue RB
5.00%, 05/15/23	40	45,237
5.00%, 11/15/23	170	195,274
Series A, 5.00%, 05/15/23	145	163,985
Series A, 5.00%, 11/15/23	250	287,167
City of Fort Worth TX Water & Sewer System Revenue RB, Series A, 5.00%, 02/15/23	70	78,586
City of Garland TX GOL, 5.00%, 02/15/23	165	185,179
City of Houston TX Combined Utility System Revenue RB
Series B, 5.00%, 11/15/23	100	114,740
Series C, 5.00%, 05/15/23	255	288,104
Series D, 5.00%, 11/15/23	175	200,795
City of Houston TX GOL, Series A, 5.00%, 03/01/23	100	112,008
City of Lubbock TX GOL, 5.00%, 02/15/23	60	67,256
City of Plano TX GOL, 5.00%, 09/01/23	80	91,313
City of Round Rock TX GOL, 5.00%, 08/15/23	55	62,603
City of San Antonio TX Electric & Gas Systems Revenue RB, 5.00%, 02/01/23	670	750,326
City of San Antonio TX GOL, 5.00%, 02/01/23	400	447,956
City of Waco TX GOL, 5.00%, 02/01/23	20	22,371
Conroe Independent School District GO
5.00%, 02/15/23 (PSF)	125	140,159
Series A, 5.00%, 02/15/23 (PSF)	165	185,010
County of Bexar TX GOL, 5.00%, 06/15/23	260	294,616
County of Harris TX GOL, Series A, 5.00%, 10/01/23	90	102,845
County of Harris TX RB
5.00%, 08/15/23	140	159,408
Series A, 5.00%, 08/15/23	115	130,942

Security	Par (000)	Value

Texas (continued)
Cuero Independent School District GO, 5.00%, 08/15/30 (PR 08/15/23)	$540	$616,043
Cypress-Fairbanks Independent School District GO
5.00%, 02/15/23 (PSF)	210	235,467
Series A, 5.00%, 02/15/23 (PSF)	35	39,244
Dallas Area Rapid Transit RB, Series A, 5.00%, 12/01/23	200	229,956
Dallas/Fort Worth International Airport RB, Series G, 5.00%, 11/01/23	160	183,168
Denton Independent School District GO, 5.00%, 08/15/23 (PSF)	100	114,022
Fort Bend Independent School District GO, Series A, 5.00%, 08/15/23 (PSF)	105	119,891
Frisco Independent School District GO, Series A, 5.00%, 08/15/23 (PSF)	80	91,218
Goose Creek Consolidated Independent School District GO, 5.00%, 02/15/28 (PR 02/15/23)	900	1,010,295
Grapevine-Colleyville Independent School District GO, 0.00%, 08/15/23 (PSF)(a)	100	94,845
Harris County Toll Road Authority (The) RB, Series A, 5.00%, 08/15/23	160	182,181
Houston Community College System GOL, 5.00%, 02/15/23	270	302,651
Houston Independent School District GOL
5.00%, 02/15/23 (PSF)	295	331,078
Series A, 5.00%, 02/15/23 (PSF)	185	207,625
Humble Independent School District GO, Series B, 5.00%, 02/15/23 (PSF)	50	56,115
Katy Independent School District GO
5.00%, 02/15/23 (PSF)	95	106,586
Series A, 5.00%, 02/15/23 (PSF)	370	415,125
Keller Independent School District/TX GO, Series A, 5.00%, 02/15/23 (PSF)	50	56,012
Killeen Independent School District GO, 5.00%, 02/15/23	180	201,767
Klein Independent School District GO
5.00%, 02/01/23 (PSF)	150	168,137
Series A, 5.00%, 08/01/23 (PSF)	120	136,661
Laredo Independent School District GO, 5.00%, 08/01/23 (PSF)	25	28,432
Leander Independent School District GO
0.00%, 08/15/23 (PSF)(a)	240	227,712
5.00%, 08/15/23	85	96,716
5.00%, 08/15/23 (PSF)	20	22,757
Series A, 0.00%, 08/15/23 (PSF)(a)	50	47,440
Series B, 5.00%, 08/15/23	20	22,709
Series D, 0.00%, 08/15/23 (PSF)(a)	60	56,928
Lewisville Independent School District GO
5.00%, 08/15/23	200	227,646
5.00%, 08/15/23 (PSF)	470	536,843
Series A, 4.00%, 08/15/23 (PSF)	35	38,686
Series B, 5.00%, 08/15/23	25	28,456
Lone Star College System GOL, Series B, 5.00%, 02/15/23	335	375,857
Lower Colorado River Authority RB
5.00%, 05/15/23	185	208,743
Series B, 5.00%, 05/15/23	355	400,561
Magnolia Independent School District/TX GO, 5.00%, 08/15/23 (PSF)	90	102,584
Manor Independent School District GO, 5.00%, 08/01/23 (PSF)	100	113,766
Metropolitan Transit Authority of Harris County RB
5.00%, 11/01/23	310	355,279
Series A, 5.00%, 11/01/23	105	120,336

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Series B, 5.00%, 11/01/23	$20	$22,921
North East Independent School District/TX GO
5.00%, 08/01/23 (PSF)	225	255,796
5.25%, 02/01/23 (PSF)	220	247,969
North Texas Municipal Water District RB
5.00%, 06/01/23	280	317,038
6.25%, 06/01/23	75	88,325
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/23	340	387,804
North Texas Tollway Authority RB
Series A, 5.00%, 01/01/23	700	781,374
Series B, 5.00%, 01/01/23	280	312,088
Northside Independent School District GO
3.00%, 08/15/23 (PSF)	115	122,605
5.00%, 06/15/23 (PSF)	25	28,348
5.00%, 08/15/23 (PSF)	350	398,937
Northwest Independent School District GO
Series A, 5.00%, 02/15/23 (PSF)	200	224,254
Series B, 5.00%, 02/15/23 (PSF)	120	134,552
Pasadena Independent School District GO, 5.00%, 02/15/23 (PSF)	95	106,554
Permanent University Fund — Texas A&M University System RB
5.00%, 07/01/23	200	227,250
Series A, 5.00%, 07/01/23	100	113,625
Series A, 5.25%, 07/01/23	140	160,324
Permanent University Fund — University of Texas System RB
Series A, 5.00%, 07/01/23	25	28,377
Series B, 5.00%, 07/01/23	140	158,913
Plano Independent School District GO, 5.00%, 02/15/23 (PSF)	340	381,466
Prosper Independent School District GO, 5.00%, 02/15/23 (PSF)	175	196,283
Round Rock Independent School District GO, 5.00%, 08/01/23 (PSF)	60	68,401
San Angelo Independent School District GO, Series A, 5.00%, 02/15/23 (PSF)	190	212,912
San Antonio Water System RB
Series A, 5.00%, 05/15/23	245	276,534
Series B, 5.00%, 05/15/23	140	158,020
Southwest Higher Education Authority Inc. RB, 5.00%, 10/01/23	100	114,519
Spring Branch Independent School District GOL, 5.00%, 02/01/23 (PSF)	60	67,193
Spring Independent School District GO, 5.00%, 08/15/23 (PSF)	400	456,248
State of Texas GO
5.00%, 04/01/23	150	169,305
5.00%, 08/01/23	150	171,122
5.00%, 10/01/23	430	493,141
Series A, 5.00%, 10/01/23	265	303,913
Series B-1, 5.00%, 08/01/23	45	51,336
Series D, 5.00%, 05/15/23	100	113,316
State of Texas GOL, 5.00%, 08/01/23	175	199,642
Tarrant County Cultural Education Facilities Finance Corp. RB
5.00%, 08/15/23	100	113,150
5.00%, 12/01/23	40	45,837
Tarrant Regional Water District RB
5.00%, 03/01/23	295	331,347
Series A, 5.00%, 03/01/23	145	162,865
Texas A&M University RB
Series B, 5.00%, 05/15/23	100	113,167

Security	Par (000)	Value

Texas (continued)
Series D, 5.00%, 05/15/23	$35	$39,608
Series E, 5.00%, 05/15/23	35	39,608
Texas State Technical College RB, 5.00%, 10/15/23	20	22,907
Texas State University System RB
5.00%, 03/15/23	140	157,297
Series A, 5.00%, 03/15/23	510	573,010
Texas Transportation Commission State Highway Fund RB
5.00%, 10/01/23	530	606,733
Series A, 5.00%, 04/01/23	135	152,133
Texas Water Development Board RB
5.00%, 04/15/23	100	112,831
Series A, 5.00%, 04/15/23	250	282,077
Series B, 5.00%, 10/15/23	200	229,316
Trinity River Authority RB, 5.00%, 02/01/23	155	173,057
United Independent School District GO, 5.00%, 08/15/23 (PSF)	25	28,466
University of Houston RB, 4.00%, 02/15/23	50	54,495
University of North Texas System RB, Series A, 5.00%, 04/15/23	100	112,723
University of Texas System (The) RB
5.00%, 08/15/23	460	524,869
Series A, 5.00%, 08/15/23	120	136,922
Series C, 5.00%, 08/15/23	375	427,882
Series H, 5.00%, 08/15/23	25	28,526
Series I, 5.00%, 08/15/23	300	342,306
Series J, 5.00%, 08/15/23	100	114,102

		27,701,898

Utah — 2.9%
Alpine School District/UT GO, 5.00%, 03/15/23 (GTD)	375	421,860
Central Utah Water Conservancy District RB, Series A, 5.00%, 10/01/23	110	125,971
City of Salt Lake City UT Public Utilities Revenue RB, 5.00%, 02/01/23	100	112,192
County of Salt Lake UT RB, 5.00%, 08/15/30 (PR 08/15/23)	1,750	1,999,917
Davis School District GO, 5.00%, 06/01/23 (GTD)	165	187,237
Intermountain Power Agency RB, 5.00%, 07/01/23	75	85,190
Jordan Valley Water Conservancy District RB, Series B, 5.00%, 10/01/23	75	85,952
University of Utah (The) RB
5.00%, 08/01/23	205	233,542
Series A, 5.00%, 08/01/23 (SAP)	275	313,288
Series B, 5.00%, 08/01/23	175	199,365
Series B, 5.00%, 08/01/27 (PR 08/01/23)	1,075	1,224,855
Series B, 5.00%, 08/01/28 (PR 08/01/23)	565	643,761
Utah State Building Ownership Authority RB, 5.00%, 05/15/23	300	338,946
Utah Transit Authority RB, Series A, 5.00%, 06/15/23	130	147,703
Washington County School District Board of Education/St George GO, 5.00%, 03/01/23 (GTD)	110	123,746

		6,243,525

Vermont — 0.1%
State of Vermont GO, Series B, 5.00%, 08/15/23	100	114,182
University of Vermont & State Agricultural College RB, 5.00%, 10/01/23	25	28,516
Vermont Municipal Bond Bank RB, Series 4, 5.00%, 12/01/23	25	28,788

		171,486

Virginia — 5.5%
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 11/01/23	1,000	1,136,430
City of Hampton VA GO, Series A, 5.00%, 09/01/23 (SAW)	10	11,418

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
City of Newport News VA GO, Series A, 5.00%, 08/01/23	$60	$68,472
City of Norfolk VA GO
5.00%, 08/01/23 (SAW)	140	159,657
Series A, 5.00%, 08/01/23 (SAW)	10	11,388
City of Richmond VA Public Utility Revenue RB, 5.00%, 01/15/23	40	44,839
Commonwealth of Virginia GO
Series B, 4.00%, 06/01/23	500	550,290
Series B, 5.00%, 06/01/23	100	113,552
County of Chesterfield VA Water & Sewer Revenue RB, 5.00%, 11/01/23	70	80,490
County of Fairfax VA GO
5.00%, 10/01/23 (SAW)	265	303,913
Series A, 5.00%, 10/01/23 (SAW)	700	802,788
Series B, 5.00%, 04/01/23 (SAW)	25	28,218
County of Loudoun VA GO
Series A, 5.00%, 12/01/23	75	86,492
Series A, 5.00%, 12/01/23 (SAW)	335	386,332
County of Prince William VA COP, 5.00%, 10/01/23	100	114,231
County of Prince William VA GO, 5.00%, 08/01/23 (SAW)	100	114,120
Fairfax County Water Authority RB, 5.00%, 04/01/23	290	327,427
Hampton Roads Sanitation District RB, Series A, 5.00%, 07/01/23	500	568,705
Town of Leesburg VA GO, 5.00%, 01/15/23	125	140,164
Virginia College Building Authority RB
5.00%, 02/01/23	95	106,615
Series A, 5.00%, 02/01/23	155	173,898
Series A, 5.00%, 02/01/28 (PR 02/01/23)	1,000	1,122,820
Series E-1, 5.00%, 02/01/23	245	274,870
Series E-2, 5.00%, 02/01/23	555	622,666
Virginia Commonwealth Transportation Board RB
5.00%, 05/15/23	515	583,006
5.00%, 09/15/23 (PR 03/15/23)	1,100	1,240,107
Series A, 5.00%, 05/15/23	130	147,167
Series C, 5.00%, 05/15/23	90	101,885
Virginia Public Building Authority RB
5.00%, 08/01/23	215	244,851
Series A, 4.00%, 08/01/23	75	82,676
Series A, 5.00%, 08/01/26 (PR 08/01/23)	195	222,569
Series B, 5.00%, 08/01/23	615	700,387
Virginia Public School Authority RB
5.00%, 03/01/23 (SAW)	150	168,795
5.00%, 07/15/23 (SAW)	25	28,470
5.00%, 08/01/23 (SAW)	325	370,250
Series A, 5.00%, 08/01/23 (SAW)	100	113,923
Series B, 5.00%, 08/01/23 (SAW)	80	91,138
Virginia Resources Authority RB
5.00%, 10/01/23	90	103,141
5.00%, 11/01/23	185	212,724
Series A, 4.00%, 11/01/23	75	83,321

		11,844,205

Washington — 5.4%
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 07/01/23	50	56,851
City of Seattle WA GO, 5.00%, 12/01/23	100	115,280
City of Seattle WA GOL, Series A, 5.00%, 04/01/23	75	84,652
City of Seattle WA Municipal Light & Power Revenue RB
Series B, 5.00%, 04/01/23	200	225,526
Series C, 5.00%, 09/01/23	25	28,565
Series C, 5.00%, 10/01/23	175	200,480

Security	Par (000)	Value

Washington (continued)
City of Spokane WA Water & Wastewater Revenue RB, 5.00%, 12/01/23	$195	$224,544
City of Tacoma WA Electric System Revenue RB, 5.00%, 01/01/23	205	228,967
Clark County Public Utility District No. 1 RB, Series 1, 5.00%, 01/01/23	60	66,916
Clark County School District No. 117 Camas GO, 5.00%, 12/01/23 (GTD)	100	115,065
County of King WA GOL
5.00%, 07/01/23	385	437,603
5.25%, 01/01/23	115	129,523
Series B, 5.00%, 12/01/23	165	189,999
Series E, 5.00%, 12/01/23	125	143,939
County of King WA Sewer Revenue RB, Series B, 5.00%, 07/01/23	290	329,623
County of Snohomish WA GOL, 5.00%, 12/01/23	25	28,788
Energy Northwest RB
5.00%, 07/01/23	110	125,072
Series A, 5.00%, 07/01/23	1,035	1,176,816
Grant County Public Utility District No. 2 RB, Series A, 5.00%, 01/01/23	250	278,898
King County School District No. 216 Enumclaw GO, 5.00%, 12/01/23 (GTD)	50	57,446
King County School District No. 401 Highline GO, 5.00%, 12/01/23 (GTD)	25	28,766
King County School District No. 403 Renton GO, 5.00%, 12/01/23 (GTD)	125	143,939
King County School District No. 405 Bellevue GO, 5.00%, 12/01/23 (GTD)	525	604,091
King County School District No. 411 Issaquah GO, 5.00%, 12/01/23 (GTD)	70	80,545
King County School District No. 415 Kent GO, 5.00%, 12/01/23 (GTD)	90	103,288
Pierce County School District No. 320 Sumner GO, 5.00%, 12/01/23 (GTD)	175	201,439
Pierce County School District No. 403 Bethel GO, 5.00%, 06/01/23 (GTD)	65	73,663
Pierce County School District No. 416 White River GO, 5.00%, 12/01/23 (GTD)	20	23,022
Port of Seattle WA GOL
5.00%, 01/01/23	55	61,539
5.00%, 06/01/23	155	175,773
Port of Seattle WA RB, Series B, 5.00%, 03/01/23	70	78,478
Port of Tacoma WA GOL, Series A, 5.00%, 12/01/23	100	115,151
Port of Tacoma WA RB, Series A, 4.00%, 12/01/23	125	138,454
Skagit County School District No. 103 Anacortes GO, 5.00%, 12/01/23 (GTD)	25	28,723
Snohomish County School District No. 15 Edmonds GO, 4.00%, 12/01/23 (GTD)	20	22,220
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/23 (GTD)	120	138,130
Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/01/23 (GTD)	140	160,849
Snohomish County School District No. 6 Mukilteo GO, 5.00%, 12/01/23 (GTD)	245	282,015
Spokane & Whitman Counties School District No. 360 Cheney GO, 5.00%, 12/01/23 (GTD)	65	74,680
State of Washington COP
Series A, 5.00%, 07/01/23	340	385,930
Series B, 5.00%, 07/01/23	235	266,746

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
State of Washington GO
5.00%, 02/01/23	$300	$336,576
5.00%, 08/01/23	100	114,002
Series A, 5.00%, 08/01/23	390	444,607
Series B, 5.00%, 07/01/23	345	392,272
Series B, 5.00%, 08/01/23	110	125,402
Series C, 5.50%, 07/01/23	135	150,447
Series R, 4.00%, 07/01/23	75	82,598
Series R, 5.00%, 07/01/23	465	528,714
Series R-2015, 5.00%, 07/01/23	300	341,106
Series R-2017A, 5.00%, 08/01/23	215	245,104
State of Washington RB
Series C, 5.00%, 09/01/23	445	507,207
Series E, 5.25%, 02/01/23	75	84,739
University of Washington RB
Series A, 4.00%, 12/01/23	95	105,705
Series B, 4.00%, 06/01/23	135	148,378
Series C, 5.00%, 12/01/23	100	115,237
Washington State University RB
5.00%, 04/01/23	220	247,526
5.00%, 10/01/23	120	137,126
Yakima County School District No. 90 East Valley GO, 5.00%, 12/01/23 (GTD)	15	17,228

		11,555,968

West Virginia — 0.4%
State of West Virginia GO
Series A, 5.00%, 06/01/23	315	357,097
Series A, 5.00%, 11/01/23	30	34,458
Series A, 5.00%, 12/01/23	75	86,363
West Virginia Parkways Authority RB, 5.00%, 06/01/23	260	294,551
West Virginia State School Building Authority Lottery RB, Series A, 5.00%, 07/01/23	150	169,803

		942,272

Wisconsin — 4.9%
City of Madison WI GO, 4.00%, 10/01/23	195	215,492
City of Madison WI Water Utility Revenue RB, 5.00%, 01/01/23	50	55,829
City of Milwaukee WI GO, Series N1, 5.00%, 02/01/23	235	263,334
Milwaukee County Metropolitan Sewer District GO, Series A, 5.00%, 10/01/23	275	314,927
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB, Series 2, 5.00%, 06/01/23	115	130,117
State of Wisconsin Environmental Improvement Fund Revenue RB, Series A, 5.00%, 06/01/23	695	788,078
State of Wisconsin GO 4.00%, 05/01/23	55	60,269

Security	Par/ Shares (000)	Value

Wisconsin (continued)
5.00%, 11/01/23	$385	$441,884
Series 1, 5.00%, 05/01/23	190	214,683
Series 1, 5.00%, 11/01/23	320	367,280
Series 2, 5.00%, 11/01/23	255	292,676
Series A, 5.00%, 05/01/28 (PR 05/01/23)	1,000	1,128,460
Series A, 5.00%, 05/01/29 (PR 05/01/23)	2,000	2,256,920
Series C, 5.00%, 05/01/23	40	45,196
State of Wisconsin RB, Series A, 5.00%, 05/01/23	220	248,904
Wisconsin Department of Transportation RB
Series 1, 4.00%, 07/01/23	70	77,065
Series 1, 5.00%, 07/01/23	110	125,029
Series 1, 5.00%, 07/01/24 (PR 07/01/23)	1,000	1,134,440
Series 1, 5.00%, 07/01/26 (PR 07/01/23)	645	731,714
Series 1, 5.00%, 07/01/27 (PR 07/01/23)	615	697,681
Series 1, 5.00%, 07/01/30 (PR 07/01/23)	200	226,888
Series A, 5.00%, 07/01/23	335	380,771
Wisconsin Health & Educational Facilities Authority RB
5.00%, 08/15/23	115	130,395
Series A, 5.00%, 11/15/23	40	45,879
WPPI Energy RB
5.00%, 07/01/23	80	90,531
Series A, 5.00%, 07/01/23	150	169,746

		10,634,188

Total Municipal Debt Obligations — 98.7% (Cost: $208,010,814)		212,455,962

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Liquidity Funds: MuniCash, 1.04%(d)(e)	281	280,733

Total Short-Term Investments — 0.1% (Cost: $280,731)		280,733

Total Investments in Securities — 98.8% (Cost: $208,291,545)		212,736,695

Other Assets, Less Liabilities — 1.2%		2,639,787

Net Assets — 100.0%		$215,376,482

(a)	Zero-coupon bond.
(b)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(c)	Security is payable upon demand on each reset date.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds: MuniCash	77	204	281	$280,733	$7,452	$337		$2

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2023 Term Muni Bond ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Municipal Debt Obligations	$—	$212,455,962	$—	$212,455,962
Money Market Funds	280,733	—	—	280,733

	$280,733	$212,455,962	$—	$212,736,695

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 0.9%
Alabama Federal Aid Highway Finance Authority RB
Series A, 5.00%, 09/01/24	$105	$123,692
Series B, 5.00%, 09/01/24	215	253,274
Alabama Public School & College Authority RB
Series A, 5.00%, 02/01/24	25	28,877
Series A, 5.00%, 05/01/24	75	87,274
Series B, 5.00%, 01/01/24	25	28,806
Auburn University RB, Series B, 5.00%, 06/01/24	35	40,946
City of Huntsville AL GO, Series A, 5.00%, 08/01/24	15	17,605
County of Mobile AL GOL, Series A, 5.00%, 06/01/24	20	23,262
State of Alabama GO
Series A, 5.00%, 08/01/24	100	117,414
Series A, 5.00%, 11/01/24	70	82,788
Series C, 5.00%, 08/01/24	50	58,707
University of Alabama (The) RB, Series A, 5.00%, 07/01/24	65	76,070

		938,715

Alaska — 0.2%
State of Alaska GO, Series B, 5.00%, 08/01/24	155	182,071

Arizona — 2.9%
Arizona Board of Regents COP, Series A, 5.00%, 06/01/24	50	58,155
Arizona State University RB
Series B, 5.00%, 07/01/24	45	52,686
Series C, 5.00%, 07/01/24	10	11,693
Arizona Transportation Board RB, 5.00%, 07/01/24	315	369,202
Arizona Water Infrastructure Finance Authority RB, 5.00%, 10/01/24	195	229,967
City of Peoria AZ GOL, 5.00%, 07/15/24	225	263,727
City of Phoenix AZ GO
4.00%, 07/01/24	105	118,192
5.00%, 07/01/24	125	146,472
City of Phoenix Civic Improvement Corp. RB
5.00%, 07/01/24	170	199,456
Series A, 5.00%, 07/01/24	360	421,694
Series B, 5.00%, 07/01/24	130	152,386
Series D, 5.00%, 07/01/24	75	87,550
City of Scottsdale AZ GOL, 4.00%, 07/01/24	55	62,043
City of Tucson AZ COP, 5.00%, 07/01/24 (AGM)	25	28,987
City of Tucson AZ Water System Revenue RB, 5.00%, 07/01/24	70	81,990
County of Pima AZ Sewer System Revenue RB, 5.00%, 07/01/24	110	128,787
Maricopa County Unified School District No. 97-Deer Valley/AZ GO, 4.00%, 07/01/24	20	22,484
Maricopa County Union High School District No. 210-Phoenix GO, 5.00%, 07/01/24	50	58,539
Regional Public Transportation Authority RB, 5.25%, 07/01/24	100	118,407
State of Arizona COP, 5.00%, 09/01/24	200	234,988
University of Arizona (The) RB
Series A, 5.00%, 06/01/24	50	58,397
Series B, 5.00%, 06/01/24	100	116,794

		3,022,596

Arkansas — 0.1%
State of Arkansas GO, 4.00%, 06/01/24	80	89,924

California — 9.0%
Allan Hancock Joint Community College District/CA GO, 5.00%, 08/01/24	95	112,604

Security	Par (000)	Value

California (continued)
Beverly Hills Unified School District CA GO, 0.00%, 08/01/24(a)	$30	$28,080
California Health Facilities Financing Authority RB, Series A, 5.00%, 11/15/24	20	23,842
California Infrastructure & Economic Development Bank RB, Series A, 5.00%, 10/01/24	155	184,588
California State Public Works Board RB
Series A, 5.00%, 09/01/24	225	264,940
Series B, 5.00%, 10/01/24	165	194,761
Series C, 5.00%, 03/01/24	100	116,024
Series D, 5.00%, 09/01/24	85	100,088
Series F, 5.00%, 05/01/24	80	93,283
Series G, 5.00%, 05/01/24	120	139,925
Series H, 5.00%, 12/01/24	15	17,791
California State University RB, Series A, 5.00%, 11/01/24	135	161,180
Cerritos Community College District GO, Series D, 0.00%, 08/01/24(a)	125	116,341
City of San Francisco CA Public Utilities Commission Water Revenue RB
5.00%, 11/01/24	200	238,248
Series D, 5.00%, 11/01/24	15	17,869
Coast Community College District GO, Series D, 5.00%, 08/01/24	35	41,486
County of Sacramento CA Airport System Revenue RB, Series D, 5.00%, 07/01/24	50	58,663
Evergreen School District GO, 0.00%, 08/01/24 (AGC)(a)	100	93,293
Grossmont Union High School District GO
0.00%, 08/01/24 (NPFGC)(a)	290	269,912
5.00%, 08/01/24	25	29,582
Long Beach Community College District GO, Series F, 5.00%, 06/01/24	10	11,753
Los Angeles County Metropolitan Transportation Authority RB, Series A, 5.00%, 07/01/24	80	94,499
Los Angeles County Sanitation Districts Financing Authority RB, Series A, 5.00%, 10/01/24	95	113,084
Los Angeles Department of Water & Power System Revenue RB
5.00%, 07/01/24	100	118,124
Series A, 5.00%, 07/01/24	35	41,343
Series B, 5.00%, 07/01/24	20	23,625
Series C, 5.00%, 07/01/24	35	41,343
Los Angeles Unified School District/CA GO
Series A, 5.00%, 07/01/24	495	580,522
Series B, 5.00%, 07/01/24	45	52,775
Series C, 5.00%, 07/01/24	165	193,507
North Orange County Community College District/CA GO, Series B, 0.00%, 08/01/24 (NPFGC)(a)	45	42,101
Pasadena Unified School District GO, Series B, 5.00%, 08/01/24	30	35,575
Placer Union High School District/CA GO, Series A, 0.00%, 08/01/24 (NPFGC)(a)	25	23,323
Port of Los Angeles RB, Series A, 5.00%, 08/01/24	15	17,703
Poway Unified School District GO, Series A, 0.00%, 08/01/24(a)	50	46,558
Sacramento Municipal Utility District RB, Series E, 5.00%, 08/15/24	85	100,697
Salinas Union High School District GO, Series A, 0.00%, 10/01/24 (NPFGC)(a)	20	18,609
San Diego Community College District GO, 5.00%, 08/01/24	40	47,412

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
San Diego Unified School District/CA GO
0.00%, 07/01/24(a)	$600	$562,578
Series C-1, 5.50%, 07/01/24 (AGM)	160	192,226
Series R-4, 5.00%, 07/01/24	135	158,996
San Francisco City & County Airport Commission San Francisco International Airport RB, Series D, 5.00%, 05/01/24	25	29,355
San Marcos Unified School District GO, 0.00%, 08/01/24(a)	40	37,229
State of California Department of Water Resources RB
Series AR, 5.00%, 12/01/24 (PR 06/01/24)	10	11,809
Series AS, 5.00%, 12/01/24	40	47,856
Series AW, 5.00%, 12/01/24	105	125,622
Series BA, 5.00%, 12/01/24	150	179,460
State of California GO
5.00%, 03/01/24	250	290,747
5.00%, 04/01/24	400	466,380
5.00%, 08/01/24	285	335,639
5.00%, 09/01/24	410	484,046
5.00%, 10/01/24	840	994,149
5.00%, 11/01/24	405	480,500
Series B, 5.00%, 09/01/24	515	608,009
University of California RB
Series AM, 5.00%, 05/15/24	20	23,541
Series AO, 5.00%, 05/15/24	150	176,557
Series AV, 5.00%, 05/15/24	40	47,082
Series AY, 5.00%, 05/15/24	80	94,164
William S Hart Union High School District GO, Series B, 0.00%, 08/01/24 (AGM)(a)	125	116,396

		9,367,394

Colorado — 1.0%
Board of Governors of Colorado State University System RB, Series E-2, 5.00%, 03/01/24 (NPFGC)	150	173,967
City & County of Denver CO Airport System Revenue RB, Series A, 5.00%, 11/15/24	100	118,079
Denver City & County School District No. 1 COP, Series A, 5.00%, 12/01/24	45	53,056
Denver City & County School District No. 1 GO
5.00%, 12/01/24 (SAW)	80	94,885
Series A, 5.50%, 12/01/24 (SAW)	125	151,324
Series B, 5.00%, 12/01/24 (SAW)	60	71,163
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/24 (NPFGC)(a)	25	23,015
University of Colorado RB
2.00%, 06/01/54(b)(c)	250	254,517
Series B-1, 5.00%, 06/01/24	50	58,373

		998,379

Connecticut — 1.4%
State of Connecticut GO
5.00%, 04/15/24	130	149,737
Series A, 5.00%, 03/15/24	30	34,475
Series B, 5.00%, 05/15/24	25	28,862
Series D, 5.00%, 04/15/24	105	120,941
Series D, 5.00%, 06/15/24	85	98,353
Series D, 5.00%, 08/15/24	295	342,887
Series E, 5.00%, 09/15/24	85	99,020
Series E, 5.00%, 10/15/24	175	204,321

Security	Par (000)	Value

Connecticut (continued)
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 08/01/24	$205	$239,050
Series A, 5.00%, 09/01/24	120	140,257

		1,457,903

Delaware — 0.6%
County of New Castle DE GO, 5.00%, 10/01/24	90	106,516
Delaware Transportation Authority RB
4.00%, 07/01/24	65	73,198
5.00%, 07/01/24	25	29,319
State of Delaware GO
5.00%, 03/01/24	300	349,035
Series B, 5.00%, 07/01/27 (PR 07/01/24)	85	99,295

		657,363

District of Columbia — 0.8%
District of Columbia GO
5.00%, 10/15/24	120	141,868
Series A, 4.00%, 06/01/24	55	61,875
Series A, 5.00%, 06/01/24	45	52,623
Series D, 5.00%, 06/01/24	240	280,656
Series E, 5.00%, 06/01/24	115	134,481
District of Columbia RB, Series A, 5.00%, 12/01/24	110	130,526
District of Columbia Water & Sewer Authority RB, Series B, 5.00%, 10/01/24	40	47,215
Metropolitan Washington Airports Authority RB, Series B, 5.00%, 10/01/24	15	17,705

		866,949

Florida — 4.5%
Central Florida Expressway Authority RB, 5.00%, 07/01/24	30	35,020
City of Jacksonville FL RB, Series B, 5.00%, 10/01/24	25	29,353
City of Tampa FL Water & Wastewater System Revenue RB, 5.00%, 10/01/24	25	29,549
County of Hillsborough FL Community Investment Tax Revenue RB, 5.00%, 11/01/24	50	58,869
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/24	70	82,078
County of Miami-Dade FL GO
Series A, 5.00%, 07/01/24	175	204,764
Series B, 5.00%, 07/01/24	100	116,980
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/24	120	140,198
County of Miami-Dade FL Water & Sewer System Revenue RB
5.00%, 10/01/24	335	394,546
Series B, 5.00%, 10/01/24	110	129,552
County of Sarasota FL RB, 5.00%, 10/01/24	45	53,069
Florida Department of Environmental Protection RB
5.00%, 07/01/24	45	52,641
Series A, 5.00%, 07/01/24	280	327,544
Florida Municipal Power Agency RB, Series A, 5.00%, 10/01/24	20	23,534
Florida State Development Commission RB, Series A, 5.00%, 07/01/24	100	117,277
Florida’s Turnpike Enterprise RB, Series A, 5.00%, 07/01/24	270	316,516
Hillsborough County School Board COP, Series A, 5.00%, 07/01/24	45	52,508
Lee County School Board (The) COP, 5.00%, 08/01/24	35	40,814
Miami-Dade County Expressway Authority RB, Series B, 5.00%, 07/01/24	85	98,140
Orange County Convention Center/Orlando RB, 5.00%, 10/01/24	190	223,972

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Orange County School Board COP
Series B, 5.00%, 08/01/24	$15	$17,544
Series D, 5.00%, 08/01/24	50	58,481
Palm Beach County School District COP, Series B, 5.00%, 08/01/24	80	93,730
Pasco County School Board COP, Series A, 5.00%, 08/01/24	60	69,607
Reedy Creek Improvement District GOL, Series A, 5.00%, 06/01/24	190	221,264
School Board of Miami-Dade County (The) COP
5.00%, 05/01/24	250	290,202
Series D, 5.00%, 02/01/24	30	34,572
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/24	155	179,618
School District of Broward County/FL COP
5.00%, 07/01/24	40	46,693
Series A, 5.00%, 07/01/24	70	81,713
Series B, 5.00%, 07/01/24	20	23,347
Series C, 5.00%, 07/01/24	100	116,733
State of Florida GO
Series A, 5.00%, 01/01/24	55	63,541
Series A, 5.00%, 07/01/24	55	64,502
Series B, 5.00%, 06/01/24	50	58,495
Series E, 5.00%, 06/01/24	200	233,978
State of Florida Lottery Revenue RB
Series A, 5.00%, 07/01/24	240	280,752
Series B, 5.00%, 07/01/24	170	198,866
Volusia County School Board COP, Series A, 5.00%, 08/01/24	20	23,372
Volusia County School Board RB, 5.00%, 10/01/24	20	23,493

		4,707,427

Georgia — 1.8%
City of Atlanta Department of Aviation RB, Series A, 5.00%, 01/01/24	105	120,937
City of Atlanta GA Water & Wastewater Revenue RB, 5.00%, 11/01/24	10	11,806
Fayette County School District/GA GO, 5.25%, 09/01/24 (SAW)	25	29,704
Gwinnett County Water & Sewerage Authority RB, 5.00%, 08/01/24	500	587,575
Metropolitan Atlanta Rapid Transit Authority RB, Series A, 4.00%, 07/01/24	170	191,112
State of Georgia GO
Series A-1, 5.00%, 02/01/24	70	81,139
Series B, 5.00%, 02/01/24	100	115,913
Series C, 5.00%, 07/01/24	125	146,721
Series C-1, 5.00%, 01/01/24	75	86,713
Series C-1, 5.00%, 07/01/24	110	129,115
Series E, 5.00%, 12/01/24	320	380,234

		1,880,969

Hawaii — 1.8%
City & County Honolulu HI Wastewater System RB, Series A, 5.00%, 07/01/24	10	11,683
City & County Honolulu HI Wastewater System Revenue RB
Series A, 5.00%, 07/01/24	120	140,317
Series B, 5.00%, 07/01/24	170	198,783
City & County of Honolulu HI GO
Series A, 5.00%, 09/01/24	200	235,502
Series A, 5.00%, 10/01/24	50	59,019
Series B, 5.00%, 10/01/24	90	106,233
Series C, 5.00%, 10/01/24	70	82,626

Security	Par (000)	Value

Hawaii (continued)
County of Hawaii HI GO
Series A, 5.00%, 09/01/24	$15	$17,647
Series B, 4.00%, 09/01/24	20	22,565
County of Maui HI GO, 5.00%, 09/01/24	35	41,213
State of Hawaii GO
5.00%, 10/01/24	35	41,313
Series EO, 5.00%, 08/01/24	10	11,747
Series ET, 5.00%, 10/01/24	35	41,313
Series EZ, 5.00%, 10/01/24	340	401,326
Series FE, 5.00%, 10/01/24	225	265,583
Series FH, 5.00%, 10/01/24	130	153,448

		1,830,318

Idaho — 0.1%
Idaho Housing & Finance Association RB
5.00%, 07/15/24	70	81,353
Series A, 5.00%, 07/15/24	25	29,054

		110,407

Illinois — 1.7%
Chicago O’Hare International Airport RB
5.00%, 01/01/24	20	22,931
Series C, 5.00%, 01/01/24	170	194,910
Series D, 5.00%, 01/01/24	105	120,386
Illinois Finance Authority RB, 5.00%, 07/01/24	115	134,129
State of Illinois GO
5.00%, 02/01/24	175	192,605
5.00%, 04/01/24	105	115,936
5.00%, 05/01/24	160	176,949
Series A, 4.00%, 05/01/24	180	190,519
Series A, 5.00%, 10/01/24	65	72,447
Series A, 5.00%, 12/01/24	50	55,899
Series D, 5.00%, 11/01/24	385	429,775
State of Illinois RB
Series C, 4.00%, 06/15/24	25	26,718
Series D, 5.00%, 06/15/24	75	83,408

		1,816,612

Indiana — 1.1%
Indiana Finance Authority RB
Series A, 5.00%, 02/01/24	100	115,778
Series A, 5.00%, 10/01/24	160	187,775
Series C, 5.00%, 12/01/24	285	338,024
Indiana Municipal Power Agency RB, Series C, 5.00%, 01/01/24	35	40,205
Indiana University RB, Series X, 5.00%, 08/01/24	95	111,784
Purdue University COP, Series A, 5.00%, 07/01/24	160	187,723
Purdue University RB
Series A, 5.00%, 07/01/24	50	58,663
Series DD, 5.00%, 07/01/24	135	158,391

		1,198,343

Iowa — 0.4%
Iowa Finance Authority RB, 5.00%, 08/01/24	265	311,682
State of Iowa RB, Series A, 5.00%, 06/01/24	110	128,421

		440,103

Kansas — 0.7%
City of Wichita KS Water & Sewer Utility Revenue RB, Series A, 5.00%, 10/01/24	200	235,342
Johnson County Unified School District No. 229 Blue Valley GO, Series B, 5.00%, 10/01/24	45	53,187
Johnson County Water District No. 1 RB, 5.00%, 01/01/24	35	40,451

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kansas (continued)
Sedgwick County Unified School District No. 259 Wichita GO, Series A, 4.00%, 10/01/24	$55	$62,223
State of Kansas Department of Transportation RB
5.00%, 09/01/24	55	64,678
Series A, 5.00%, 09/01/24	250	293,993

		749,874

Kentucky — 0.1%
Louisville & Jefferson County Metropolitan Sewer District RB, 5.00%, 05/15/24	50	58,201

Louisiana — 0.3%
State of Louisiana GO
5.00%, 05/01/24	105	121,785
Series A, 5.00%, 09/01/24	120	140,502
Series B, 5.00%, 05/01/24	25	28,997
Series C, 5.00%, 08/01/24	50	58,405

		349,689

Maine — 0.6%
Maine Municipal Bond Bank RB
5.00%, 11/01/24	100	117,632
Series A, 5.00%, 11/01/24	85	99,987
Series B, 5.00%, 11/01/24	20	23,526
Series C, 5.00%, 11/01/24	50	58,816
Series D, 5.00%, 11/01/24	25	29,408
Maine Turnpike Authority RB, 5.00%, 07/01/24	120	140,614
State of Maine GO, 5.00%, 06/01/24	125	145,933

		615,916

Maryland — 3.1%
City of Baltimore MD RB, Series A, 5.00%, 07/01/24	45	52,574
County of Anne Arundel MD GOL, 5.00%, 10/01/24	60	70,822
County of Baltimore MD GO
5.00%, 03/01/24	100	116,024
5.00%, 08/01/24	110	129,211
County of Carroll MD GO, 5.00%, 11/01/24	225	266,224
County of Charles MD GO, 5.00%, 10/01/24	100	118,037
County of Frederick MD GO, 5.00%, 08/01/24	25	29,366
County of Howard MD GO
Series A, 5.00%, 02/15/24	120	139,042
Series C, 5.00%, 02/15/24	55	63,727
County of Montgomery MD GO
5.00%, 12/01/24	75	88,954
Series A, 5.00%, 11/01/26 (PR 11/01/24)	10	11,852
County of Prince George’s MD GOL, Series A, 4.00%, 09/01/24	175	197,885
State of Maryland Department of Transportation RB
4.00%, 09/01/24	200	226,154
5.00%, 09/01/24	30	35,325
5.00%, 10/01/24	105	123,939
5.00%, 11/01/24	135	159,735
State of Maryland GO
First Series, 5.00%, 06/01/24	205	239,626
Series A, 5.00%, 03/15/24	20	23,232
Series A, 5.00%, 08/01/24	60	70,479
Series B, 5.00%, 08/01/24	275	323,029
Series C, 5.00%, 08/01/24	520	610,818
Washington Suburban Sanitary Commission GO
4.00%, 06/01/24	30	33,736
5.00%, 06/01/24	70	81,824

		3,211,615

Security	Par (000)	Value

Massachusetts — 2.8%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue RB, Series A, 5.00%, 06/15/24	$90	$105,234
Commonwealth of Massachusetts GOL
Series A, 5.00%, 07/01/24	10	11,713
Series B, 5.00%, 07/01/24	175	204,976
Series B, 5.25%, 09/01/24 (AGM)	335	398,208
Series C, 5.00%, 07/01/24	60	70,277
Series C, 5.00%, 10/01/24	250	294,960
Series E, 5.00%, 11/01/24	225	266,105
Series H, 5.00%, 12/01/24	150	177,827
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/24	10	11,694
Massachusetts Bay Transportation Authority RB
5.00%, 07/01/24	30	35,183
Series A, 5.00%, 07/01/24	225	263,874
Series C, 5.50%, 07/01/24	200	239,074
Massachusetts Clean Water Trust (The) RB
5.00%, 08/01/24	200	235,232
Series 2017, 5.00%, 08/01/24	20	23,523
Massachusetts School Building Authority RB, Series C, 5.00%, 08/15/24	215	252,726
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue RB, 5.00%, 01/01/24	150	173,097
Massachusetts Water Resources Authority RB, Series C, 5.00%, 08/01/24	130	152,638

		2,916,341

Michigan — 1.3%
Michigan Finance Authority RB
Series B, 5.00%, 10/01/24	115	135,802
Series C-3, 5.00%, 07/01/24 (AGM)	60	70,040
Michigan State Building Authority RB, Series I, 5.00%, 04/15/24	290	337,426
Oxford Area Community School District GO, Series A, 5.00%, 05/01/24	15	17,384
State of Michigan Comprehensive Transportation Revenue RB, 5.00%, 11/15/24	60	71,041
State of Michigan GO, Series A, 5.00%, 12/01/24	155	184,090
State of Michigan RB, 5.00%, 03/15/24	355	410,888
University of Michigan RB, Series A, 5.00%, 04/01/24	50	58,227
Wayne County Airport Authority RB, Series C, 5.00%, 12/01/24	50	58,791

		1,343,689

Minnesota — 1.5%
County of Hennepin MN GO, Series A, 5.00%, 12/01/24	50	59,275
Metropolitan Council GO
5.00%, 03/01/24	50	58,035
Series C, 5.00%, 03/01/24	70	81,249
Minneapolis-St Paul Metropolitan Airports Commission RB, Series B, 5.00%, 01/01/24	75	86,219
Minnesota Municipal Power Agency RB, Series A, 5.00%, 10/01/24	15	17,604
Rosemount-Apple Valley-Eagan Independent School District No. 196 GO, Series A, 5.00%, 02/01/24	115	133,041
Southern Minnesota Municipal Power Agency RB, Series A, 4.00%, 01/01/24	100	110,752
State of Minnesota GO
5.00%, 08/01/24	300	352,848
Series A, 5.00%, 08/01/24	105	123,497
Series B, 5.00%, 08/01/24	90	105,854

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
Series B, 5.00%, 10/01/24	$100	$118,194
Series D, 5.00%, 08/01/24	150	176,424
Series E, 5.00%, 10/01/24	75	88,645

		1,511,637

Mississippi — 0.3%
State of Mississippi GO
Series C, 4.00%, 10/01/24	25	28,296
Series C, 5.00%, 10/01/24	285	335,659

		363,955

Missouri — 0.6%
City of Springfield MO Public Utility Revenue RB, 5.00%, 08/01/24	100	117,515
Missouri Highway & Transportation Commission RB
Series A, 5.00%, 05/01/24	100	116,699
Series B, 5.00%, 05/01/24	105	122,184
Missouri State Board of Public Buildings RB, Series A, 4.00%, 04/01/24	165	184,251
University of Missouri RB, Series A, 5.00%, 11/01/24	110	130,154

		670,803

Nebraska — 0.6%
City of Omaha NE GO
Series B, 5.00%, 04/15/24	175	203,786
Series B, 5.00%, 11/15/24	25	29,613
Nebraska Public Power District RB, Series A-1, 5.00%, 01/01/24	110	126,599
Omaha Public Power District Nebraska City Station Unit 2 RB, Series A, 5.00%, 02/01/24	45	51,838
Omaha Public Power District RB
Series A, 5.00%, 02/01/24	150	173,464
Series AA, 5.00%, 02/01/24	20	23,075

		608,375

Nevada — 1.7%
Clark County School District GOL
5.00%, 06/15/24	250	289,273
Series B, 5.00%, 06/15/24	25	28,927
Series C, 5.00%, 06/15/24	100	115,709
Clark County Water Reclamation District GOL, 5.00%, 07/01/24	80	93,862
County of Clark Department of Aviation RB, Series C, 5.00%, 07/01/24	105	122,260
County of Clark NV GOL
5.00%, 06/01/24	80	93,241
5.00%, 11/01/24	50	58,975
Series A, 5.00%, 11/01/24	90	106,155
Series B, 5.00%, 11/01/24	115	135,643
County of Clark NV RB
5.00%, 07/01/24	180	210,065
Series A, 5.00%, 07/01/24	45	52,485
Las Vegas Valley Water District GOL, Series A, 5.00%, 02/01/24	10	11,555
Nevada System of Higher Education RB, 5.00%, 07/01/24	140	163,426
State of Nevada GOL
Series B, 5.00%, 11/01/24	90	106,394
Series D, 5.00%, 04/01/24	25	29,055
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/24	85	100,722
Washoe County School District/NV GOL, Series A, 5.00%, 06/01/24	80	92,738

		1,810,485

Security	Par (000)	Value

New Hampshire — 0.3%
New Hampshire Health and Education Facilities Authority Act RB, 5.00%, 07/01/24	$50	$58,515
New Hampshire Municipal Bond Bank RB
Series B, 5.00%, 08/15/24	50	58,774
Series E, 5.00%, 08/15/24	15	17,624
State of New Hampshire GO, Series B, 5.00%, 12/01/24	115	136,396

		271,309

New Jersey — 1.6%
Monmouth County Improvement Authority (The) RB, 5.00%, 12/01/24 (GTD)	65	77,341
New Jersey Economic Development Authority RB
Series AAA, 4.00%, 06/15/24	90	97,291
Series N-1, 5.50%, 09/01/24 (AMBAC)	55	64,136
Series UU, 5.00%, 06/15/24	50	56,872
Series XX, 4.00%, 06/15/24 (SAP)	250	270,252
Series XX, 5.00%, 06/15/24 (SAP)	135	153,554
New Jersey Educational Facilities Authority RB
5.00%, 07/01/24	25	29,307
Series A, 5.00%, 09/01/24	110	125,747
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/24	175	199,551
Series AA, 5.00%, 06/15/24	180	205,252
New Jersey Turnpike Authority RB, Series C, 5.00%, 01/01/24	115	132,556
State of New Jersey GO, 5.00%, 06/01/24	205	236,658

		1,648,517

New Mexico — 1.3%
New Mexico Finance Authority RB
5.00%, 06/01/24	100	116,794
Series A, 5.00%, 06/01/24	35	40,878
Series A, 5.00%, 06/15/24	500	584,635
Series D, 5.00%, 06/15/24	45	52,617
State of New Mexico GO
5.00%, 03/01/24	145	168,101
Series A, 5.00%, 03/01/24	25	28,983
State of New Mexico Severance Tax Permanent Fund RB
Series A, 5.00%, 07/01/24	285	333,253
Series B, 4.00%, 07/01/24	50	56,210

		1,381,471

New York — 11.0%
City of New York NY GO
4.00%, 08/01/24	100	112,623
5.00%, 08/01/24	335	392,664
Series 1, 5.00%, 08/01/24	20	23,443
Series A, 5.00%, 08/01/24	210	246,147
Series A-1, 5.00%, 08/01/24	50	58,607
Series B-1, 5.00%, 12/01/24	15	17,750
Series C, 5.00%, 08/01/24	685	802,909
Series E, 5.00%, 08/01/24	200	234,426
Series I, 5.00%, 03/01/24	30	34,739
County of Onondaga NY GOL, 5.00%, 05/01/24	25	29,283
Long Island Power Authority RB, Series A, 0.00%, 12/01/24 (AGM)(a)	50	45,933
Metropolitan Transportation Authority RB
Series A-1, 4.00%, 11/15/24	20	22,488
Series A-2, 5.00%, 11/15/24	90	105,695
Series B, 5.00%, 11/15/24	445	522,604
Series B, 5.25%, 11/15/24 (AMBAC)	100	119,240
Series B-2, 5.00%, 11/15/24	20	23,691

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Series C-1, 5.00%, 11/15/24	$255	$299,469
Series F, 5.00%, 11/15/24	55	64,591
New York City Transitional Finance Authority Building Aid Revenue RB
Series S, 5.00%, 07/15/24 (SAW)	85	99,634
Series S-1, 5.00%, 07/15/24 (SAW)	195	228,573
Series S-2, 5.00%, 07/15/24 (SAW)	40	46,887
New York City Transitional Finance Authority Future Tax Secured Revenue RB
Series A-1, 5.00%, 08/01/24	265	311,950
Series B-1, 5.00%, 08/01/24	150	176,576
Series C, 5.00%, 11/01/24	480	569,227
Series E-1, 5.00%, 02/01/24	80	92,766
New York City Water & Sewer System RB, Series AA, 5.00%, 06/15/24	665	781,156
New York State Dormitory Authority RB
Series A, 4.00%, 03/15/24	140	157,011
Series A, 5.00%, 02/15/24	230	266,823
Series A, 5.00%, 03/15/24	1,020	1,186,783
Series A, 5.00%, 07/01/24	265	310,392
Series B, 5.00%, 10/01/24	15	17,706
Series B, 5.50%, 03/15/24 (AMBAC)	280	331,195
Series C, 5.00%, 03/15/24	105	122,216
Series D, 5.00%, 02/15/24	145	168,215
Series E, 5.00%, 02/15/24	315	365,431
Series E, 5.00%, 03/15/24	185	215,161
Series F, 5.00%, 10/01/24 (SAW)	20	23,555
New York State Environmental Facilities Corp. RB
5.00%, 06/15/24	145	170,256
5.00%, 09/15/24	75	88,725
Series A, 4.00%, 06/15/24	30	33,880
New York State Thruway Authority RB
4.00%, 01/01/24	100	111,095
5.00%, 01/01/24	185	212,998
Series J, 5.00%, 01/01/24	60	69,080
New York State Urban Development Corp. RB, Series A, 5.00%, 03/15/24	710	826,085
Port Authority of New York & New Jersey RB, Series 194, 5.00%, 10/15/24	130	153,826
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/24	50	59,509
Triborough Bridge & Tunnel Authority RB
Series A, 5.00%, 11/15/24	730	867,860
Series C-1, 5.00%, 11/15/24	165	196,160

		11,417,033

North Carolina — 2.6%
City of Winston-Salem NC Water & Sewer System Revenue RB, Series A, 5.00%, 06/01/24	10	11,704
County of Buncombe NC RB, 5.00%, 06/01/24	100	116,648
County of Durham NC GO, 5.00%, 10/01/24	25	29,561
County of Forsyth NC GO, 5.00%, 12/01/24	25	29,706
County of Guilford NC GO, 5.00%, 03/01/24	520	604,037
County of Mecklenburg NC GO
5.00%, 03/01/24	120	139,393
Series B, 5.00%, 12/01/24	45	53,446
County of Orange NC GO, 4.00%, 04/01/24	200	224,430
County of Wake NC GO, 5.00%, 03/01/24	200	232,322
County of Wake NC RB
Series A, 5.00%, 08/01/24	135	158,305
Series A, 5.00%, 12/01/24	40	47,356

Security	Par (000)	Value

North Carolina (continued)
North Carolina State University at Raleigh RB, 5.00%, 10/01/24	$25	$29,548
State of North Carolina GO
5.00%, 05/01/24	400	467,180
Series A, 5.00%, 06/01/24	135	158,066
State of North Carolina RB, 5.00%, 03/01/24	255	295,160
University of North Carolina at Greensboro RB, 5.00%, 04/01/24	85	98,708

		2,695,570

Ohio — 2.7%
City of Columbus OH GO
Series 2017-1, 5.00%, 04/01/24	150	174,400
Series A, 4.00%, 08/15/24	130	146,791
Series A, 5.00%, 07/01/24	20	23,426
County of Franklin OH GOL, 5.00%, 12/01/24	10	11,861
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/24	100	118,227
Miami University/Oxford OH RB, 5.00%, 09/01/24	100	117,289
Ohio State University (The) RB, Series A, 5.00%, 12/01/24	50	59,302
Ohio Water Development Authority RB
5.00%, 06/01/24	100	116,794
5.00%, 12/01/24	90	106,647
Ohio Water Development Authority Water Pollution Control Loan Fund RB
Series 2015-A, 5.00%, 06/01/24	115	134,313
Series 2015-A, 5.00%, 12/01/24	95	112,572
State of Ohio GO
Series A, 5.00%, 08/01/24	185	217,497
Series A, 5.00%, 09/01/24	50	58,927
Series A, 5.00%, 09/15/24	130	153,385
Series B, 5.00%, 08/01/24	70	82,296
Series B, 5.00%, 09/15/24	75	88,491
Series S, 5.00%, 05/01/24	100	116,747
Series U, 5.00%, 05/01/24	100	116,747
State of Ohio RB
Series A, 5.00%, 04/01/24	475	549,613
Series A, 5.00%, 10/01/24	25	29,340
Series A, 5.00%, 12/01/24	135	159,169
Series B, 5.00%, 10/01/24	35	41,148
Series C, 5.00%, 12/01/24	25	29,476

		2,764,458

Oklahoma — 0.8%
City of Oklahoma City OK GO
4.00%, 03/01/24	150	167,797
5.00%, 03/01/24	10	11,607
Grand River Dam Authority RB
Series A, 4.00%, 06/01/24	140	156,110
Series A, 5.00%, 06/01/24	50	58,276
Oklahoma Capitol Improvement Authority RB
5.00%, 07/01/24	180	210,298
Series B, 5.00%, 01/01/24	15	17,270
Series B, 5.00%, 07/01/24	25	29,208
Series C, 5.00%, 07/01/24	30	35,064
Oklahoma Turnpike Authority RB, Series D, 5.00%, 01/01/24	115	132,606
Oklahoma Water Resources Board RB, 5.00%, 04/01/24	30	34,838

		853,074

Oregon — 2.0%
City of Portland OR Sewer System Revenue RB Series A, 5.00%, 10/01/24	25	29,470

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon (continued)
Series B, 5.00%, 06/01/24	$50	$58,397
City of Portland OR Water System Revenue RB, 5.00%, 05/01/24	250	291,152
Multnomah County School District No. 1 Portland/OR GO, Series B, 5.00%, 06/15/24 (GTD)	50	58,537
Oregon State Lottery RB
5.00%, 04/01/24 (MORAL OBLG)	130	151,390
Series C, 5.00%, 04/01/24	55	64,050
Portland Community College District GO, 5.00%, 06/15/24	150	175,611
State of Oregon Department of Transportation RB, Series A, 5.00%, 11/15/24	90	106,561
State of Oregon GO
5.00%, 05/01/24	500	583,020
Series B, 5.00%, 08/01/24	15	17,620
Series F, 5.00%, 05/01/24	150	174,906
Series H, 5.00%, 05/01/24	85	99,113
Series I, 5.00%, 08/01/24	15	17,620
Series O, 5.00%, 08/01/24	25	29,366
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin GO, 5.00%, 06/15/24 (GTD)	200	234,344

		2,091,157

Pennsylvania — 2.5%
City of Philadelphia PA GO, 5.00%, 08/01/24	240	279,744
Commonwealth of Pennsylvania GO
First Series, 5.00%, 01/01/24	55	63,276
First Series, 5.00%, 03/01/24	90	103,968
First Series, 5.00%, 03/15/24	245	283,570
First Series, 5.00%, 06/15/24	170	198,193
First Series, 5.00%, 07/01/24	310	361,872
First Series, 5.00%, 09/15/24	210	246,578
Second Series, 5.00%, 01/15/24	65	74,866
Second Series, 5.00%, 09/15/24	50	58,709
County of Berks PA GO, 5.00%, 11/15/24	100	118,401
County of Chester PA GO, 5.00%, 07/15/24	20	23,462
County of Montgomery PA GO, Series A, 5.00%, 04/01/24	20	23,291
Delaware County Authority RB, 5.00%, 08/01/24	45	52,723
Delaware River Joint Toll Bridge Commission RB, 5.00%, 07/01/24	145	169,764
Pennsylvania Infrastructure Investment Authority RB, Series A, 5.00%, 01/15/24	170	196,709
Pennsylvania Turnpike Commission RB
5.00%, 06/01/24	105	121,165
Series A, 5.00%, 12/01/24	45	52,848
Series A-1, 5.00%, 12/01/24	90	105,727
Series B, 5.00%, 12/01/24	20	23,495

		2,558,361

Rhode Island — 0.6%
Rhode Island Commerce Corp. RB, Series A, 4.00%, 06/15/24	145	161,813
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB, Series B, 5.00%, 10/01/24	85	100,286
Rhode Island Turnpike & Bridge Authority RB, Series A, 5.00%, 10/01/24	115	134,129
State of Rhode Island GO
Series A, 5.00%, 05/01/24	155	180,515
Series D, 5.00%, 08/01/24	85	99,716

		676,459

South Carolina — 1.0%
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/24	45	53,153

Security	Par (000)	Value

South Carolina (continued)
City of Charleston SC Waterworks & Sewer System Revenue RB, 5.00%, 01/01/24	$130	$150,246
County of Charleston SC GO, Series C, 5.00%, 11/01/24 (SAW)	20	23,686
Horry County School District/SC GO, Series A, 5.00%, 03/01/24	25	28,949
Lancaster County School District/SC GO, 5.00%, 03/01/24	100	115,795
Richland County School District No. 1/SC GO, 5.00%, 03/01/24	100	115,795
State of South Carolina GO, Series B, 5.00%, 04/01/24 (SAW)	475	553,380

		1,041,004

Tennessee — 1.7%
City of Memphis TN Electric System Revenue RB, 5.00%, 12/01/24	25	29,584
County of Blount TN GO, Series B, 5.00%, 06/01/24	70	81,654
County of Williamson TN GO, 5.00%, 04/01/24	150	174,541
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series A, 5.00%, 05/15/24	75	87,374
Metropolitan Government of Nashville & Davidson County TN GO
5.00%, 01/01/24	210	242,243
5.00%, 07/01/24	155	181,472
State of Tennessee GO
5.00%, 08/01/24	110	129,434
Series B, 5.00%, 08/01/24	275	323,584
Tennessee State School Bond Authority RB
Series A, 5.00%, 11/01/24	205	242,451
Series B, 5.00%, 11/01/24	195	230,625

		1,722,962

Texas — 12.9%
Alamo Community College District GOL, 5.00%, 02/15/24	40	46,238
Aldine Independent School District GO, 5.00%, 02/15/24 (PSF)	110	127,156
Alief Independent School District GO, 5.00%, 02/15/24 (PSF)	85	98,295
Allen Independent School District GO, 5.00%, 02/15/24 (PSF)	100	115,596
Arlington Independent School District/TX GO
Series A, 5.00%, 02/15/24 (PSF)	25	28,922
Series B, 5.00%, 02/15/24 (PSF)	75	86,765
Austin Independent School District GO
5.00%, 08/01/24 (PSF)	35	41,060
Series A, 4.00%, 08/01/24 (PSF)	125	140,901
Series A, 5.00%, 08/01/24 (PSF)	35	41,060
Birdville Independent School District GO
5.00%, 02/15/24 (PSF)	10	11,587
Series A, 5.00%, 02/15/24 (PSF)	105	121,661
Central Texas Turnpike System RB
Series A, 0.00%, 08/15/24 (AMBAC)(a)	25	22,980
Series C, 5.00%, 08/15/24	125	144,727
City of Austin TX GOL
5.00%, 09/01/24	25	29,386
Series A, 5.00%, 09/01/24	185	217,458
City of Austin TX Water & Wastewater System RB
5.00%, 11/15/24	135	159,696
Series A, 5.00%, 11/15/24	105	124,208
City of Austin TX Water & Wastewater System Revenue RB, Series A, 5.00%, 05/15/24	75	87,445
City of Brownsville TX GOL, 5.00%, 02/15/24	15	17,252
City of Dallas TX Waterworks & Sewer System Revenue RB, Series A, 5.00%, 10/01/24	20	23,566

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Denton TX GOL, 5.00%, 02/15/24	$25	$28,854
City of El Paso TX GOL, 5.00%, 08/15/24	35	40,787
City of Houston TX Combined Utility System RB, Series B, 5.00%, 11/15/24	190	224,350
City of Houston TX Combined Utility System Revenue RB
Series B, 5.00%, 11/15/24	45	53,136
Series D, 5.00%, 11/15/24	110	129,887
City of Pflugerville TX GOL, 5.00%, 08/01/24	30	34,908
City of Plano TX GOL, 5.00%, 09/01/24	50	58,722
City of San Antonio TX Electric & Gas Systems Revenue RB
5.00%, 02/01/24	395	456,083
5.25%, 02/01/24	160	186,389
City of San Antonio TX GOL, 5.00%, 02/01/24	50	57,732
Clear Creek Independent School District GO, 5.00%, 02/15/24 (PSF)	30	34,665
Comal Independent School District GO, 5.00%, 02/01/24 (PSF)	75	86,598
Conroe Independent School District GO, 5.00%, 02/15/24 (PSF)	80	92,477
County of Bexar TX GOL, 5.00%, 06/15/24	75	87,512
County of Denton TX GOL, 5.00%, 07/15/24	85	99,418
Crowley Independent School District GO, Series A, 5.00%, 08/01/24 (PSF)	80	93,810
Cypress-Fairbanks Independent School District GO
5.00%, 02/15/24 (PSF)	65	75,137
Series C, 5.00%, 02/15/24 (PSF)	65	75,137
Dallas Area Rapid Transit RB, Series A, 5.00%, 12/01/24	145	171,351
Fort Bend Independent School District GO, Series C, 5.00%, 02/15/24 (PSF)	25	28,978
Fort Worth Independent School District GO, 5.00%, 02/15/24 (PSF)	375	433,316
Frisco Independent School District GO, 5.00%, 08/15/24 (PSF)	185	217,273
Grapevine-Colleyville Independent School District GO, 0.00%, 08/15/24 (PSF)(a)	70	65,233
Harris County Toll Road Authority (The) RB, Series A, 5.00%, 08/15/24	90	105,427
Katy Independent School District GO, Series D, 5.00%, 02/15/24 (PSF)	125	144,665
Keller Independent School District/TX GO
Series A, 5.00%, 02/15/24 (PSF)	85	98,103
Series A, 5.00%, 08/15/24 (PSF)	70	81,963
Klein Independent School District GO
5.00%, 08/01/24 (PSF)	35	41,077
Series A, 5.00%, 08/01/24 (PSF)	270	316,883
Lamar Consolidated Independent School District GO
5.00%, 02/15/24 (PSF)	100	115,596
Series A, 2.00%, 02/15/24 (PSF)	50	51,565
Laredo Independent School District GO, 0.00%, 08/01/24 (PSF)(a)	150	140,931
Leander Independent School District GO, Series D, 0.00%, 08/15/24 (PSF)(a)	100	93,367
Lewisville Independent School District GO
5.00%, 08/15/24	190	222,665
5.00%, 08/15/24 (PSF)	85	100,088
Lone Star College System GOL
5.00%, 09/15/24	35	41,205
Series A, 5.00%, 02/15/24	20	23,146

Security	Par (000)	Value

Texas (continued)
Lower Colorado River Authority RB
5.00%, 05/15/24	$20	$23,242
Series B, 5.00%, 05/15/24	75	87,157
Metropolitan Transit Authority of Harris County RB
Series A, 5.00%, 11/01/24	175	206,505
Series B, 5.00%, 11/01/24	65	76,702
Series D, 5.00%, 11/01/24	285	336,309
North East Independent School District/TX GO, 5.25%, 02/01/24 (PSF)	100	116,358
North Texas Municipal Water District RB
5.00%, 06/01/24	110	128,634
5.50%, 06/01/24	50	59,482
North Texas Tollway Authority RB, Series A, 5.00%, 01/01/24	220	252,923
Northside Independent School District GO
5.00%, 08/01/24 (PSF)	50	58,581
5.00%, 08/15/24 (PSF)	75	87,970
Northwest Independent School District GO, Series A, 5.00%, 02/15/24 (PSF)	75	86,697
Pasadena Independent School District GO, 5.00%, 02/15/24 (PSF)	50	57,798
Permanent University Fund — University of Texas System RB, 5.00%, 07/01/24	125	146,225
Pflugerville Independent School District GO, 5.00%, 02/15/24 (PSF)	100	115,641
Rockwall Independent School District GO, Series A, 0.00%, 02/15/24 (PSF)(a)	35	32,864
Round Rock Independent School District GO, 5.00%, 08/01/24 (PSF)	165	193,733
San Antonio Independent School District/TX GO, 5.00%, 02/15/24 (PSF)	200	231,826
San Antonio Water System RB
Series A, 5.00%, 05/15/24	385	446,854
Series B, 5.00%, 05/15/24	100	116,066
Spring Independent School District GO, 5.00%, 08/15/24 (PSF)	60	70,437
State of Texas GO
Series A, 5.00%, 10/01/24	400	472,565
Series B-1, 5.00%, 08/01/24	65	76,418
Series D, 5.00%, 05/15/24	175	204,459
Tarrant Regional Water District RB, Series A, 5.00%, 03/01/24	200	231,590
Texas A&M University RB
Series C, 5.00%, 05/15/24	140	163,365
Series E, 4.00%, 05/15/24	25	28,038
Series E, 5.00%, 05/15/24	105	122,524
Texas State University System RB, Series A, 5.00%, 03/15/24	230	266,420
Texas Transportation Commission State Highway Fund RB
5.00%, 10/01/24	195	229,661
Series A, 5.00%, 04/01/24	500	580,400
Series A, 5.00%, 10/01/24	110	129,552
Texas Water Development Board RB
5.00%, 04/15/24	155	180,423
5.00%, 08/01/24	50	58,733
Series A, 5.00%, 10/15/24	155	183,163
Series B, 5.00%, 04/15/24	50	58,201
Tyler Independent School District GO, 5.00%, 02/15/24 (PSF)	30	34,706
United Independent School District/TX GO, 5.00%, 08/15/24 (PSF)	20	23,469
University of Houston RB, Series A, 5.00%, 02/15/24	400	462,384
University of North Texas System RB, Series A, 5.00%, 04/15/24	45	52,275

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
University of Texas System (The) RB
Series C, 5.00%, 08/15/24	$85	$99,958
Series D, 5.00%, 08/15/24	120	141,118
Series E, 5.00%, 08/15/24	90	105,838
Series H, 5.00%, 08/15/24	210	247,063
Series J, 5.00%, 08/15/24	165	194,037
Ysleta Independent School District GO, 5.00%, 08/15/24 (PSF)	75	88,084

		13,460,841

Utah — 1.2%
City of Ogden City UT Sewer & Water Revenue RB, 5.00%, 06/15/24	50	58,366
Metropolitan Water District of Salt Lake & Sandy RB, Series A, 5.00%, 07/01/24	25	29,270
Nebo School District GO, Series C, 4.00%, 07/01/24 (GTD)	100	112,612
State of Utah GO, 5.00%, 07/01/24	375	440,347
University of Utah (The) RB
Series A, 5.00%, 08/01/24	170	199,604
Series A, 5.00%, 08/01/24 (SAP)	90	105,673
Series B, 5.00%, 08/01/24	30	35,224
Utah Transit Authority RB, Series A, 5.00%, 06/15/24	210	246,061

		1,227,157

Vermont — 0.2%
State of Vermont GO, 5.00%, 02/15/24	165	191,256

Virginia — 5.9%
City of Alexandria VA GO
Series C, 5.00%, 07/01/24 (SAW)	260	305,180
Series C, 5.00%, 07/15/24 (SAW)	100	117,512
City of Chesapeake VA GO, Series C, 5.00%, 12/01/24	45	53,470
City of Norfolk VA GO
5.00%, 09/01/35 (Call 09/01/24) (SAW)	150	176,487
5.00%, 09/01/37 (Call 09/01/24) (SAW)	600	705,948
City of Richmond VA GO, Series B, 5.00%, 07/15/24 (SAW)	200	234,524
City of Virginia Beach VA GO, Series B, 5.00%, 09/15/24 (SAW)	75	88,491
Commonwealth of Virginia GO
Series B, 5.00%, 06/01/24	50	58,568
Series B, 5.00%, 06/01/24 (SAW)	100	117,135
County of Arlington VA GO, 5.00%, 08/15/24	125	147,189
County of Fairfax VA GO
5.00%, 10/01/24 (SAW)	295	348,826
Series A, 4.00%, 10/01/24 (SAW)	250	283,722
Series A, 5.00%, 10/01/24 (SAW)	105	124,158
Series B, 5.00%, 10/01/24 (SAW)	40	47,298
County of Henrico VA GO
5.00%, 08/01/24 (SAW)	165	194,233
Series A, 5.00%, 08/01/24	100	117,717
Fairfax County Water Authority RB, 5.00%, 04/01/24	75	87,376
Hampton Roads Sanitation District RB
Series A, 5.00%, 07/01/24	65	76,198
Series A, 5.00%, 08/01/24	70	82,261
Virginia College Building Authority RB
5.00%, 02/01/24	100	115,733
5.00%, 09/01/24 (SAW)	50	58,927
Series A, 4.00%, 02/01/28 (Call 02/01/24)	250	279,300
Series A, 5.00%, 09/01/24	240	282,602
Series B, 5.00%, 09/01/24	75	88,313
Series D, 5.00%, 02/01/24 (NPFGC)	120	138,880
Series E-1, 5.00%, 02/01/24	115	133,093

Security	Par (000)	Value

Virginia (continued)
Virginia Commonwealth Transportation Board RB
5.00%, 05/15/24	$90	$105,021
5.00%, 09/15/24	390	459,545
Virginia Public Building Authority RB
Series A, 5.00%, 08/01/24	240	281,793
Series C, 5.00%, 08/01/24	75	88,061
Virginia Public School Authority RB
5.00%, 02/01/24	75	86,800
5.00%, 08/01/24 (SAW)	130	152,720
Series B, 5.00%, 08/01/24 (SAW)	55	64,606
Series C, 5.00%, 08/01/24 (SAW)	100	117,465
Virginia Resources Authority RB
5.00%, 11/01/24	105	124,143
Series A, 5.00%, 11/01/24	60	71,089
Series D, 5.00%, 11/01/24	125	148,102

		6,162,486

Washington — 5.6%
Cascade Water Alliance RB, 5.00%, 01/01/24	60	69,318
Central Puget Sound Regional Transit Authority RB, Series S-1, 5.00%, 11/01/24	175	207,158
City of Bellevue WA GOL, 5.00%, 12/01/24	80	95,014
City of Marysville WA Water & Sewer Revenue RB, 5.00%, 04/01/24	40	46,395
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 04/01/24	195	226,904
City of Seattle WA GOL
4.00%, 05/01/24	25	28,061
Series A, 5.00%, 06/01/24	80	93,630
City of Seattle WA Municipal Light & Power Revenue RB
5.00%, 09/01/24	30	35,325
Series C, 5.00%, 09/01/24	140	164,851
Series C, 5.00%, 10/01/24	25	29,509
City of Seattle WA Water System Revenue RB, 5.00%, 08/01/24	125	146,894
Clark & Skamania Counties School District No. 112-6 Washougal GO, 5.00%, 12/01/24 (GTD)	25	29,570
Clark County School District No. 37 Vancouver GO, Series C, 5.00%, 12/01/24 (GTD)	100	118,714
County of King WA GOL
Series C, 5.00%, 12/01/24	35	41,512
Series E, 5.00%, 12/01/24	25	29,651
County of King WA Sewer Revenue RB, Series B, 5.00%, 07/01/24	75	87,884
Energy Northwest RB
5.00%, 07/01/24	105	122,933
Series A, 4.00%, 07/01/24	25	28,141
Series A, 5.00%, 07/01/24	565	661,497
King County Rural Library District GO, 4.00%, 12/01/24	50	56,586
King County School District No. 210 Federal Way GO, 4.00%, 12/01/24 (GTD)	10	11,365
King County School District No. 403 Renton GO, 4.00%, 12/01/24 (GTD)	75	85,154
King County School District No. 405 Bellevue GO, 5.00%, 12/01/24 (GTD)	35	41,417
King County School District No. 414 Lake Washington GO, 5.00%, 12/01/24 (GTD)	50	59,276
Pierce County School District No. 10 Tacoma GO, 5.00%, 12/01/24 (GTD)	115	136,271
Pierce County School District No. 320 Sumner GO, 5.00%, 12/01/24 (GTD)	20	23,699

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Pierce County School District No. 83 University Place GO, 5.00%, 12/01/24 (GTD)	$100	$118,497
Port of Seattle WA RB, Series B, 5.00%, 03/01/24	40	46,044
Port of Tacoma WA RB, Series A, 5.00%, 12/01/24	10	11,801
Snohomish County School District No. 103 Monroe GO, 5.00%, 12/01/24 (GTD)	215	254,304
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/24 (GTD)	100	118,551
Snohomish County School District No. 6 Mukilteo GO, 5.00%, 12/01/24 (GTD)	85	100,861
Spokane County School District No. 356 Central Valley GO, 5.00%, 12/01/24 (GTD)	15	17,783
State of Washington COP
Series A, 5.00%, 07/01/24	30	35,064
Series B, 5.00%, 07/01/24	200	233,762
State of Washington GO
Series 03-C, 0.00%, 06/01/24 (NPFGC)(a)	25	23,481
Series 2016-A, 5.00%, 07/01/24	95	111,273
Series A-1, 5.00%, 08/01/24	80	93,931
Series B, 5.00%, 07/01/24	730	855,042
Series C, 5.00%, 02/01/24	25	28,922
Series D, 5.00%, 02/01/24	90	104,119
Series E, 0.00%, 12/01/24(a)	60	55,901
Series R, 5.00%, 07/01/24	25	29,282
Series R-2017A, 5.00%, 08/01/24	125	146,767
Series R-2018C, 5.00%, 08/01/24	80	93,931
Series R-2018D, 5.00%, 08/01/24	35	41,095
Tacoma Metropolitan Park District GO, 5.00%, 12/01/24	375	443,959
Washington State University RB
5.00%, 04/01/24	70	81,224
5.00%, 10/01/24	80	94,054
Whatcom County School District No. 503 Blaine GO, 5.00%, 12/01/24 (GTD)	25	29,570

		5,845,947

West Virginia — 0.9%
State of West Virginia GO
Series A, 0.00%, 11/01/24 (NPFGC)(a)	55	51,207
Series A, 5.00%, 06/01/24	265	309,761
Series A, 5.00%, 12/01/24	25	29,651
Series B, 5.00%, 06/01/24	20	23,378
West Virginia Commissioner of Highways RB, Series A, 5.00%, 09/01/24	255	298,567
West Virginia State School Building Authority Lottery Revenue RB, Series A, 5.00%, 07/01/24	40	46,674

Security	Par/ Shares (000)	Value

West Virginia (continued)
West Virginia Water Development Authority RB, Series A, 5.00%, 07/01/24	$150	$175,173

		934,411

Wisconsin — 1.8%
City of Madison WI GO, Series A, 4.00%, 10/01/24	165	186,415
Milwaukee County Metropolitan Sewer District GO, Series A, 5.00%, 10/01/24	25	29,496
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
5.00%, 06/01/26 (PR 06/01/24)	60	69,916
Series 1, 5.00%, 06/01/24	85	99,048
State of Wisconsin Environmental Improvement Fund Revenue RB, Series A, 5.00%, 06/01/24	115	134,593
State of Wisconsin GO
Series 1, 5.00%, 11/01/24	200	236,432
Series 2, 5.00%, 11/01/24	415	490,596
Series A, 5.00%, 05/01/24	70	81,556
Wisconsin Department of Transportation RB
5.00%, 07/01/24	225	263,651
Series 1, 5.00%, 07/01/24	180	210,920
Series 2, 5.00%, 07/01/24	40	46,871
Series A, 5.00%, 07/01/24	25	29,295

		1,878,789

Total Municipal Debt Obligations — 98.5% (Cost: $100,212,690)		102,598,315

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Liquidity Funds: MuniCash, 1.04%(d)(e)	210	210,182

Total Short-Term Investments — 0.2% (Cost: $210,161)		210,182

Total Investments in Securities — 98.7% (Cost: $100,422,851)		102,808,497

Other Assets, Less Liabilities — 1.3%		1,405,688

Net Assets — 100.0%		$104,214,185

(a)	Zero-coupon bond.
(b)	Variable or floating rate security. Rate shown is the rate in effect as of period-end.
(c)	Security is payable upon demand on each reset date.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds: MuniCash	47	163	210	$210,182	$6,920	$345		$21

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2024 Term Muni Bond ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Municipal Debt Obligations	$—	$102,598,315	$—	$102,598,315
Money Market Funds	210,182	—	—	210,182

	$210,182	$102,598,315	$—	$102,808,497

See notes to financial statements.

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.0%
Alabama Federal Aid Highway Finance Authority RB, 5.00%, 09/01/25	$165	$199,861
Alabama Public School & College Authority RB, Series B, 5.00%, 05/01/25	50	59,802
City of Huntsville AL GOL, 5.00%, 11/01/25	100	121,359
University of Alabama (The) RB, Series B, 5.00%, 07/01/25	60	72,198

		453,220

Alaska — 0.4%
City of Anchorage AK Water Revenue RB, Series B, 5.00%, 05/01/25	40	47,888
Municipality of Anchorage AK GO
Series C, 5.00%, 09/01/25	25	30,173
Series D, 5.00%, 09/01/25	30	36,207
State of Alaska GO, Series B, 5.00%, 08/01/25	50	60,363

		174,631

Arizona — 3.0%
Arizona State University RB, 5.00%, 07/01/25	25	30,113
Arizona Transportation Board RB, 5.00%, 07/01/25	150	180,676
City of Phoenix AZ GO, 5.00%, 07/01/25	75	90,429
City of Phoenix Civic Improvement Corp. RB 5.00%, 07/01/25	140	169,058
Series A, 5.00%, 07/01/25	100	120,148
Series D, 5.00%, 07/01/25	125	149,882
County of Pima AZ GOL, 4.00%, 07/01/25	100	114,827
County of Pima AZ Sewer System Revenue RB, 5.00%, 07/01/25	100	120,511
Maricopa County Community College District GO, 5.00%, 07/01/25	135	162,772
Maricopa County High School District No. 210-Phoenix GO, 5.00%, 07/01/25	25	30,067
Maricopa County Unified School District No. 48 Scottsdale GO, Series A, 5.00%, 07/01/25	15	18,068
Salt River Project Agricultural Improvement & Power District RB, Series A, 5.00%, 01/01/25	45	53,574
University of Arizona (The) RB, 4.00%, 06/01/25	50	57,228

		1,297,353

California — 12.3%
Beverly Hills Unified School District CA GO, 0.00%, 08/01/25(a)	50	45,921
California Educational Facilities Authority RB, Series A, 5.00%, 10/01/25	40	49,125
California State Public Works Board RB
5.00%, 04/01/25	25	29,876
Series B, 5.00%, 10/01/25	55	66,633
Series C, 5.00%, 11/01/25	45	54,640
Series D, 5.00%, 04/01/25	50	59,751
Series D, 5.00%, 06/01/25	50	60,028
California State University RB
Series A, 4.00%, 11/01/25	25	29,296
Series A, 5.00%, 11/01/25	70	86,086
Campbell Union High School District GO, Series B, 5.00%, 08/01/25	70	85,508
City of Los Angeles Department of Airports RB
Series B, 5.00%, 05/15/25	90	108,827
Series C, 5.00%, 05/15/25	25	30,230
City of San Francisco CA Public Utilities Commission Water Revenue RB, 5.00%, 11/01/25	80	98,122
Contra Costa Transportation Authority RB, Series A, 5.00%, 03/01/25	35	42,189

Security	Par (000)	Value

California (continued)
East Bay Municipal Utility District Water System Revenue RB, 4.00%, 06/01/25	$85	$98,628
Eastern Municipal Water District RB, Series A, 5.00%, 07/01/25	25	30,433
El Camino Community College District GO, 5.00%, 08/01/25	15	18,332
Escondido Union High School District GO, Series A, 0.00%, 08/01/25 (AGC)(a)	50	45,764
Foothill-De Anza Community College District GO, Series B, 0.00%, 08/01/25 (NPFGC)(a)	100	92,052
Los Angeles Community College District/CA GO, Series C, 5.00%, 08/01/25	105	127,869
Los Angeles County Metropolitan Transportation Authority RB
5.00%, 06/01/25	105	127,509
Series A, 5.00%, 07/01/25	35	42,607
Los Angeles Department of Water & Power System Revenue RB
5.00%, 07/01/25	15	18,260
Series C, 5.00%, 07/01/25	40	48,693
Los Angeles Department of Water RB, 5.00%, 07/01/25	25	30,464
Los Angeles Unified School District/CA GO, Series A, 5.00%, 07/01/25	415	500,374
Manhattan Beach Unified School District GO, 0.00%, 09/01/25 (NPFGC)(a)	40	36,454
Mount San Antonio Community College District GO, Series A, 0.00%, 08/01/25(a)	100	91,424
Newport Mesa Unified School District GO, 0.00%, 08/01/25 (NPFGC)(a)	50	45,974
Oak Grove School District GO, 0.00%, 08/01/25(a)	25	22,739
Palo Alto Unified School District GO, 0.00%, 08/01/25(a)	180	165,883
Palomar Community College District GO, Series B, 0.00%, 08/01/25(a)	125	114,476
Pasadena Area Community College District GO, Series A, 5.00%, 08/01/25	30	36,665
Riverside Community College District GO, Series D, 0.00%, 08/01/25(a)	20	18,295
Sacramento City Financing Authority RB, 5.25%, 12/01/25 (AMBAC)	25	31,013
Sacramento Municipal Utility District RB, Series E, 5.00%, 08/15/25	55	67,123
San Diego Community College District GO, 5.00%, 08/01/25	75	91,615
San Diego Unified School District/CA GO
Series C-2, 5.50%, 07/01/25 (AGM)	105	130,371
Series D-1, 5.50%, 07/01/25 (NPFGC)	25	31,010
Series J-2, 4.00%, 07/01/25	75	86,965
Series J-2, 5.00%, 07/01/25	30	36,428
San Francisco City & County Public Utilities Commission
Wastewater Revenue RB
4.00%, 10/01/25	25	29,179
Series A, 5.00%, 10/01/25	50	61,181
San Jose Unified School District GO, Series C, 0.00%, 08/01/25 (NPFGC)(a)	150	137,763
San Mateo County Community College District GO, Series B, 0.00%, 09/01/25 (NPFGC)(a)	195	179,468
Santa Clara Valley Transportation Authority RB, Series A, 5.00%, 06/01/25	20	24,348
State of California Department of Water Resources RB, 5.00%, 12/01/25	150	184,773
State of California GO
4.00%, 03/01/25	20	22,907
4.00%, 09/01/25	100	115,767
4.00%, 10/01/25	20	23,194
5.00%, 03/01/25	30	35,904

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
5.00%, 04/01/25	$150	$179,949
5.00%, 08/01/25	295	357,236
5.00%, 09/01/25	205	248,825
5.00%, 10/01/25	450	547,465
5.00%, 11/01/25	85	103,648
University of California RB, Series A, 5.00%, 05/15/25	30	36,401

		5,321,660

Colorado — 1.1%
Board of Governors of Colorado State University System RB, Series C, 2.50%, 03/01/25	25	26,477
Board of Water Commissioners City & County of Denver (The) RB, 4.00%, 09/15/25	30	34,740
City & County of Denver Co. Airport System Revenue RB, Series A, 5.00%, 11/15/25	150	181,725
County of Adams Co. COP, 5.00%, 12/01/25	25	30,174
Denver City & County School District No. 1 COP, Series A, 5.00%, 12/01/25	15	18,114
Denver City & County School District No. 1 GO, 5.00%, 12/01/25 (SAW)	55	67,026
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/25 (NPFGC)(a)	10	8,983
State of Colorado COP, Series L, 5.00%, 03/15/25	25	29,767
University of Colorado RB, Series A, 5.00%, 06/01/25 (NPFGC)	70	83,872

		480,878

Connecticut — 2.1%
State of Connecticut GO
Series A, 5.00%, 04/15/25	50	58,893
Series B, 5.00%, 05/15/25	100	118,032
Series B, 5.00%, 06/15/25	100	118,277
Series C, 5.00%, 06/15/25	95	112,363
Series E, 5.00%, 09/15/25	20	23,802
Series F, 5.00%, 11/15/25	70	83,640
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 08/01/25	20	23,900
Series A, 5.00%, 09/01/25	125	149,699
Series B, 5.00%, 08/01/25	160	191,203
Series B, 5.00%, 10/01/25	25	30,035

		909,844

Delaware — 0.6%
City of Wilmington DE GO, 5.00%, 12/01/25	15	18,290
Delaware Transportation Authority RB, 5.00%, 07/01/25	50	60,347
State of Delaware GO
5.00%, 03/01/25	100	119,795
5.00%, 10/01/25	40	48,715

		247,147

District of Columbia — 0.9%
District of Columbia GO
Series A, 5.00%, 06/01/25	60	72,213
Series D, 5.00%, 06/01/25	60	72,213
District of Columbia RB, Series A, 5.00%, 12/01/25	60	73,198
District of Columbia Water & Sewer Authority RB, 5.00%, 10/01/25	125	151,676
Washington Metropolitan Area Transit Authority RB, 5.00%, 07/01/25	20	24,017

		393,317

Florida — 4.3%
County of Miami-Dade FL Aviation Revenue RB
5.00%, 10/01/25	100	120,393
Series B, 5.00%, 10/01/25	50	60,196

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade FL Water & Sewer System Revenue RB, 5.00%, 10/01/25	$155	$187,490
County of Seminole FL Sales Tax Revenue RB, Series B, 5.25%, 10/01/25 (NPFGC)	60	73,810
Florida Department of Environmental Protection RB
5.00%, 07/01/25	105	126,091
Series A, 5.00%, 07/01/25	80	96,070
Florida State Development Commission/Everglades Parkway RB, Series A, 5.00%, 07/01/25	60	72,416
Hillsborough County School Board COP, Series A, 5.00%, 07/01/25	50	59,893
Orange County School Board COP, 5.00%, 08/01/25	50	60,117
Palm Beach County School District COP, Series B, 5.00%, 08/01/25	60	72,289
School Board of Miami-Dade County (The) COP, Series A, 5.00%, 05/01/25	70	83,477
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/25	180	214,528
School District of Broward County/FL COP
Series A, 5.00%, 07/01/25	95	114,026
Series C, 5.00%, 07/01/25	25	30,007
School District of Broward County/FL GO, 5.00%, 07/01/25	150	180,222
State of Florida GO
Series A, 5.00%, 06/01/25	95	114,165
Series A, 5.00%, 07/01/25	30	36,208
Series B, 5.00%, 06/01/25	25	30,044
Series B, 5.00%, 07/01/25	10	12,069
Series C, 5.00%, 06/01/25	60	72,104
Tampa Bay Water RB, 5.00%, 10/01/25	35	42,403
Volusia County School Board COP, Series A, 5.00%, 08/01/25 (BAM)	15	18,118

		1,876,136

Georgia — 1.6%
City of Atlanta GA Water & Wastewater Revenue RB
5.75%, 11/01/25 (AGM)	100	125,539
Series B, 5.00%, 11/01/25	50	60,615
Gwinnett County School District GO, 5.00%, 02/01/25	20	23,879
State of Georgia GO
5.00%, 07/01/25	60	72,489
Series A, 5.00%, 02/01/25	340	405,943

		688,465

Hawaii — 2.2%
City & County Honolulu HI Wastewater System Revenue RB
5.00%, 07/01/25	50	60,074
Series B, 5.00%, 07/01/25	55	66,081
City & County of Honolulu HI GO
5.00%, 09/01/25	190	229,786
5.00%, 10/01/25	45	54,546
County of Hawaii HI GO, Series D, 5.00%, 09/01/25	20	24,188
State of Hawaii GO
5.00%, 01/01/25	25	29,681
5.00%, 10/01/25	315	381,824
State of Hawaii State Highway Fund RB, 4.00%, 01/01/25	75	85,186
University of Hawaii RB, Series B, 5.00%, 10/01/25	20	24,154

		955,520

Idaho — 0.2%
Idaho Housing & Finance Association RB, 5.00%, 07/15/25	85	101,357

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 2.5%
Chicago O’Hare International Airport RB
5.00%, 01/01/25	$80	$94,102
Series C, 5.00%, 01/01/25	55	64,695
Series F, 5.00%, 01/01/25	100	117,628
Illinois Finance Authority RB, 4.00%, 07/01/25	175	200,330
State of Illinois GO
5.00%, 01/01/25	155	172,993
5.00%, 02/01/25	50	55,885
Series D, 5.00%, 11/01/25	330	372,804

		1,078,437

Indiana — 0.8%
Indiana Finance Authority RB
Series B, 5.00%, 02/01/25	80	95,381
Series C, 5.00%, 12/01/25	130	158,341
Indianapolis Local Public Improvement Bond Bank RB, 5.00%, 01/01/25	40	47,401
Purdue University COP, Series A, 5.00%, 07/01/25	30	36,190

		337,313

Kansas — 0.7%
Johnson County Unified School District No. 512 Shawnee Mission GO, Series B, 5.00%, 10/01/25	100	121,532
Sedgwick County Unified School District No. 265 Goddard GO, Series B, 5.00%, 10/01/25	20	24,091
State of Kansas Department of Transportation RB
5.00%, 09/01/25	105	126,987
Series A, 5.00%, 09/01/25	45	54,423

		327,033

Louisiana — 0.8%
State of Louisiana GO
5.00%, 05/01/25	25	29,813
5.00%, 09/01/25	180	216,571
Series B, 5.00%, 08/01/25	100	120,112

		366,496

Maine — 0.3%
Maine Municipal Bond Bank RB
Series A, 5.00%, 09/01/25	55	65,969
Series B, 5.00%, 11/01/25	20	24,144
State of Maine GO, Series B, 5.00%, 06/01/25	20	24,011

		114,124

Maryland — 3.4%
City of Baltimore MD RB, 5.00%, 07/01/25	90	107,861
County of Baltimore MD GO, 5.00%, 03/01/25	100	119,452
County of Charles MD GO, 5.00%, 10/01/25	10	12,141
County of Howard MD GO, Series A, 5.00%, 02/15/25	135	161,056
County of Prince George’s MD GOL, Series B, 5.00%, 07/15/25	20	24,140
State of Maryland Department of Transportation RB
4.00%, 09/01/25	85	97,833
5.00%, 10/01/25	150	181,631
5.00%, 12/01/25	50	60,803
State of Maryland GO
Series A, 5.00%, 03/15/25	125	149,480
Series A, 5.00%, 08/01/25	200	241,700
Series B, 5.00%, 08/01/25	145	175,233
Washington Suburban Sanitary Commission GO
4.00%, 06/01/25 (GTD)	25	28,730
5.00%, 06/01/25 (GTD)	100	120,294

		1,480,354

Security	Par (000)	Value

Massachusetts — 3.5%
Commonwealth of Massachusetts GOL
5.00%, 07/01/25	$225	$271,149
Series A, 5.00%, 07/01/25	30	36,153
Series B, 5.00%, 04/01/25	50	59,838
Series B, 5.25%, 09/01/25 (AGM)	155	189,822
Series C, 5.00%, 09/01/25	60	72,639
Series C, 5.00%, 10/01/25	135	163,810
Series D, 5.00%, 07/01/25	15	18,077
Series E, 5.00%, 11/01/25 (AMBAC)	45	54,727
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/25	100	120,354
Massachusetts Bay Transportation Authority RB
5.00%, 07/01/25	170	205,180
Series A, 5.00%, 07/01/25	10	12,076
Massachusetts Development Finance Agency RB, Series A, 5.00%, 07/15/25	100	121,192
Massachusetts School Building Authority RB, Series C, 5.00%, 08/15/25	40	48,367
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue RB, 5.00%, 01/01/25	75	89,042
Massachusetts Water Resources Authority RB
Series B, 5.25%, 08/01/25 (AGM)	15	18,326
Series C, 5.00%, 08/01/25	10	12,079
University of Massachusetts Building Authority RB, 5.00%, 11/01/25	25	30,388

		1,523,219

Michigan — 1.7%
Michigan Finance Authority RB
Series A, 5.00%, 12/01/25	25	30,255
Series B, 5.00%, 10/01/25	120	145,762
Michigan State Building Authority RB
5.00%, 04/15/25	100	119,632
Series I, 5.00%, 04/15/25	150	179,448
State of Michigan GO
Series A, 5.00%, 05/01/25	35	42,005
Series B, 4.00%, 11/01/25	110	127,722
University of Michigan RB, 5.00%, 04/01/25	60	71,945
Wayne County Airport Authority RB, Series A, 5.00%, 12/01/25	25	30,141

		746,910

Minnesota — 1.6%
Metropolitan Council GO, 5.00%, 03/01/25	40	47,758
Minneapolis-St Paul Metropolitan Airports Commission RB
Series A, 5.00%, 01/01/25	35	41,437
Series C, 5.00%, 01/01/25	100	118,393
Minnesota Public Facilities Authority RB, Series A, 5.00%, 03/01/25	45	53,805
Southern Minnesota Municipal Power Agency RB, Series A, 0.00%, 01/01/25 (NPFGC)(a)	35	32,252
State of Minnesota GO
5.00%, 08/01/25	100	120,912
Series A, 5.00%, 08/01/25	55	66,502
Series A, 5.00%, 10/01/25	25	30,367
University of Minnesota RB, 5.00%, 10/01/25	150	182,011

		693,437

Mississippi — 0.2%
State of Mississippi GO, Series B, 5.00%, 12/01/25	55	66,883

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri — 0.3%
Missouri State Board of Public Buildings RB, Series A, 5.00%, 04/01/25	$100	$119,560

Nebraska — 0.5%
Nebraska Public Power District RB, 5.00%, 01/01/25	75	88,712
Omaha Public Facilities Corp. RB, Series A, 5.00%, 06/01/25	50	59,700
Omaha Public Power District Nebraska City Station Unit 2 RB, Series A, 5.00%, 02/01/25	25	29,597
Omaha Public Power District RB, 5.00%, 02/01/25	50	59,390

		237,399

Nevada — 1.8%
Clark County School District GOL, Series A, 5.00%, 06/15/25	200	237,026
County of Clark NV GOL
Series A, 5.00%, 06/01/25	25	29,969
Series A, 5.00%, 11/01/25	95	115,169
Series B, 5.00%, 12/01/25	15	18,221
County of Clark NV RB
5.00%, 07/01/25	60	71,799
Series B, 5.00%, 07/01/25	25	29,916
State of Nevada GOL, Series A, 5.00%, 05/01/25	45	53,874
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/25	110	133,837
Washoe County School District/NV GOL
Series A, 5.00%, 06/01/25	55	65,443
Series C, 5.00%, 10/01/25	25	30,004

		785,258

New Hampshire — 0.2%
New Hampshire Municipal Bond Bank RB, Series A, 5.00%, 08/15/25	75	90,548

New Jersey — 1.9%
New Jersey Economic Development Authority RB
4.00%, 11/01/25 (SAP)	185	202,673
5.00%, 06/15/25	30	34,680
Series A, 4.13%, 06/15/25	80	87,761
New Jersey Transportation Trust Fund Authority RB
5.00%, 06/15/25	30	35,166
Series A, 5.00%, 06/15/25	25	28,958
Series A, 5.75%, 06/15/25 (NPFGC)	65	77,980
New Jersey Turnpike Authority RB, 5.00%, 01/01/25	50	59,224
State of New Jersey GO, 5.00%, 06/01/25	245	289,357

		815,799

New Mexico — 0.5%
New Mexico Finance Authority RB, Series A, 5.00%, 06/15/25	100	120,003
Santa Fe Public School District GO, 5.00%, 08/01/25 (SAW)	35	42,104
State of New Mexico Severance Tax Permanent Fund RB, Series D, 5.00%, 07/01/25	50	60,074

		222,181

New York — 9.8%
City of New York NY GO
5.00%, 08/01/25	195	234,816
Series 1, 5.00%, 08/01/25	50	60,210
Series A, 5.00%, 08/01/25	155	186,649
Series C, 4.00%, 08/01/25	150	172,356
Series C, 5.00%, 08/01/25	100	120,419
County of Monroe NY GOL, 5.00%, 06/01/25 (AGM)	25	29,999
Metropolitan Transportation Authority RB
5.00%, 11/15/25	180	216,450
Series A, 5.00%, 11/15/25	75	91,250
Series B, 5.00%, 11/15/25	95	114,298

Security	Par (000)	Value

New York (continued)
Series C-1, 5.00%, 11/15/25	$25	$30,063
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 07/15/25 (SAW)	35	42,141
New York City Transitional Finance Authority Future Tax Secured Revenue RB
4.00%, 05/01/25	100	114,777
5.00%, 08/01/25	120	145,094
5.00%, 11/01/25	45	54,785
Series A-1, 5.00%, 08/01/25	10	12,091
Series C, 5.00%, 11/01/25	120	146,094
New York City Water & Sewer System RB
4.00%, 06/15/25	20	23,050
5.00%, 06/15/25	75	90,635
New York State Dormitory Authority RB
5.00%, 02/15/25	35	41,758
5.00%, 03/15/25	210	251,381
Series A, 5.00%, 02/15/25	160	190,893
Series A, 5.00%, 03/15/25	140	167,472
Series A, 5.00%, 07/01/25	70	84,261
Series B, 5.00%, 02/15/25	155	184,927
Series B, 5.50%, 03/15/25 (AMBAC)	50	61,002
Series D, 5.00%, 02/15/25	345	411,613
Series E, 5.00%, 02/15/25	10	11,931
Series E, 5.00%, 03/15/25	65	77,734
New York State Environmental Facilities Corp. RB
5.00%, 06/15/25	200	241,572
Series A, 4.00%, 06/15/25	30	34,610
New York State Urban Development Corp. RB
5.00%, 03/15/25	200	239,296
Series A, 5.00%, 03/15/25	140	167,507
Series C, 5.00%, 03/15/25	15	17,947
Port Authority of New York & New Jersey RB
5.00%, 05/01/25	100	120,192
5.00%, 11/15/25	10	12,186
Triborough Bridge & Tunnel Authority RB
5.00%, 11/15/25	15	18,338
Series B, 5.00%, 11/15/25	25	30,563

		4,250,360

North Carolina — 2.5%
City of Charlotte NC COP, Series B, 5.00%, 06/01/25	50	59,938
City of Charlotte NC Water & Sewer System Revenue RB, 5.00%, 07/01/25	65	78,530
City of Raleigh NC GO, Series A, 5.00%, 09/01/25	100	121,441
County of Forsyth NC GO
5.00%, 07/01/25	55	66,448
5.00%, 12/01/25	100	122,194
County of Iredell NC RB, 5.00%, 12/01/25	25	30,369
County of New Hanover NC GO, 5.00%, 08/01/25	100	121,097
County of Wake NC GO, Series C, 5.00%, 03/01/25	70	83,696
State of North Carolina GO
5.00%, 06/01/25	100	120,534
Series A, 5.00%, 06/01/25	50	60,267
Series B, 5.00%, 06/01/25	200	241,068

		1,105,582

Ohio — 3.0%
City of Cincinnati OH GO, 4.00%, 12/01/25	120	138,557
City of Cleveland OH GO, 5.00%, 12/01/25	85	103,087
City of Columbus OH GO 4.00%, 04/01/25	35	40,001

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
5.00%, 07/01/25	$100	$120,329
City of Columbus OH GOL, Series B, 4.00%, 07/01/25	25	28,722
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/25	115	139,546
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 12/01/25	125	152,169
Series B, 5.00%, 12/01/25	35	42,607
State of Ohio GO
Series A, 5.00%, 09/01/25	60	72,827
Series B, 5.00%, 09/01/25	65	78,896
Series B, 5.00%, 09/15/25	110	133,660
Series S, 5.00%, 05/01/25	30	36,004
Series V, 5.00%, 05/01/25	130	156,019
State of Ohio RB
5.00%, 12/01/25	20	24,165
Series A, 5.00%, 02/01/25	35	41,378

		1,307,967

Oklahoma — 0.8%
City of Oklahoma City OK GO, 5.00%, 03/01/25	20	23,902
Grand River Dam Authority RB
Series A, 4.00%, 06/01/25	20	22,695
Series A, 5.00%, 06/01/25	25	29,954
Oklahoma Capitol Improvement Authority RB, Series A, 4.00%, 07/01/25	65	74,294
Oklahoma City Water Utilities Trust RB, 5.00%, 07/01/25	100	120,511
Oklahoma Turnpike Authority RB, Series E, 5.00%, 01/01/25	60	71,234

		342,590

Oregon — 0.4%
City of Eugene OR Electric Utility System Revenue RB, 5.00%, 08/01/25	15	18,118
Multnomah County School District No. 1 Portland/OR GO, Series B, 5.00%, 06/15/25 (GTD)	125	150,454
Portland Community College District GO, 5.00%, 06/15/25	20	24,073

		192,645

Pennsylvania — 2.8%
City of Philadelphia PA GO, 5.00%, 08/01/25	140	167,132
Commonwealth of Pennsylvania GO
5.00%, 01/01/25	165	194,446
5.00%, 09/15/25 (AGM)	20	24,188
First Series, 5.00%, 08/15/25	90	108,047
Series 1, 5.00%, 09/15/25	135	162,425
Series 2, 5.00%, 09/15/25	215	258,677
Series D, 5.00%, 08/15/25	40	48,021
County of Bucks PA GO, 5.00%, 06/01/25	15	18,071
Delaware County Authority RB, 5.00%, 12/01/25	35	42,425
Delaware River Port Authority RB, Series B, 5.00%, 01/01/25	100	118,778
Pennsylvania Turnpike Commission RB
Series A, 5.00%, 12/01/25	40	48,201
Series B, 5.00%, 06/01/25	10	11,799

		1,202,210

Rhode Island — 0.5%
Rhode Island Commerce Corp. RB, Series B, 5.00%, 06/15/25	55	65,443
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB, 5.00%, 10/01/25	85	103,194
State of Rhode Island GO, Series A, 5.00%, 08/01/25	25	30,136

		198,773

South Carolina — 0.3%
Fort Mill School District No. 4 GO, Series A, 5.00%, 03/01/25	100	119,168

Security	Par (000)	Value

Tennessee — 1.6%
City of Memphis TN Electric System Revenue RB, 5.00%, 12/01/25	$25	$30,369
County of Montgomery TN GO, 5.00%, 04/01/25	100	119,445
County of Shelby TN GO, Series A, 5.00%, 04/01/25	10	11,968
Metropolitan Government of Nashville & Davidson County TN GO
5.00%, 01/01/25	130	154,411
5.00%, 07/01/25	10	12,045
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB, 5.00%, 07/01/25	90	107,915
State of Tennessee GO, Series A, 5.00%, 08/01/25	70	84,768
Tennessee State School Bond Authority RB
Series A, 5.00%, 11/01/25 (NPFGC)	100	121,359
Series B, 5.00%, 11/01/25	30	36,408

		678,688

Texas — 13.2%
Alvin Independent School District/TX GO, 5.00%, 02/15/25 (PSF)	50	59,397
Arlington Independent School District/TX GO
5.00%, 02/15/25 (PSF)	25	29,755
Series B, 5.00%, 02/15/25 (PSF)	100	119,019
Austin Independent School District GO, 5.00%, 08/01/25 (PSF)	140	168,846
Birdville Independent School District GO, 5.00%, 02/15/25 (PSF)	50	59,537
Central Texas Regional Mobility Authority RB, 5.00%, 01/01/25	65	75,440
City of Arlington TX GOL, 5.00%, 08/15/25	20	24,060
City of Austin/TX GOL, 5.00%, 09/01/25	45	54,283
City of Dallas TX Waterworks & Sewer System Revenue RB, 5.00%, 10/01/25	100	121,151
City of Frisco TX GOL, 5.00%, 02/15/25	40	47,585
City of Houston TX Airport System Revenue RB, 5.00%, 07/01/25	65	77,860
City of Houston TX Combined Utility System Revenue RB
5.00%, 11/15/25	25	30,433
Series A, 0.00%, 12/01/25 (AGM)(a)	20	18,176
Series B, 5.00%, 11/15/25	85	103,087
City of McKinney TX Waterworks & Sewer System Revenue RB, 5.00%, 03/15/25	15	17,886
City of Plano TX GOL
5.00%, 09/01/25	70	84,526
Series A, 5.00%, 09/01/25	80	96,602
City of San Antonio TX Electric & Gas Systems Revenue RB, 5.00%, 02/01/25	100	118,723
City of San Antonio TX GOL, 5.00%, 08/01/25	110	132,325
Clear Creek Independent School District GO, 5.00%, 02/15/25 (PSF)	25	29,699
County of Bexar TX GOL, 5.00%, 06/15/25	50	59,911
County of Denton TX GOL, 5.00%, 05/15/25	25	29,933
County of Harris TX GOL, Series B, 5.00%, 10/01/25	45	54,290
County of Harris TX RB, Series A, 5.00%, 08/15/25	70	84,209
County of Montgomery TX GO, Series A, 5.00%, 03/01/25	85	100,955
Cypress-Fairbanks Independent School District GO, 5.00%, 02/15/25 (PSF)	50	59,370
Dallas Area Rapid Transit RB, 5.00%, 12/01/25	100	121,279
Dallas Independent School District GO, Series A, 5.00%, 02/15/25 (PSF)	100	119,132
Denton Independent School District GO, 5.00%, 08/15/25 (PSF)	100	120,360
Grapevine-Colleyville Independent School District GO, 0.00%, 08/15/25 (PSF)(a)	40	36,482
Judson Independent School District GO, 5.00%, 02/01/25 (PSF)	90	107,203
Katy Independent School District GO
Series A, 5.00%, 02/15/25 (PSF)	30	35,672
Series D, 5.00%, 02/15/25 (PSF)	35	41,617

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Keller Independent School District/TX GO, Series A, 5.00%, 02/15/25 (PSF)	$105	$124,380
Killeen Independent School District GO, 5.00%, 02/15/25 (PSF)	65	77,143
Klein Independent School District GO, Series B, 5.00%, 08/01/25 (PSF)	30	36,199
Leander Independent School District GO
0.00%, 08/15/25 (PSF)(a)	20	18,378
Series B, 0.00%, 08/15/25(a)	100	90,425
Lewisville Independent School District GO
5.00%, 08/15/25 (PSF)	45	54,385
Series B, 5.00%, 08/15/25	120	144,506
Lone Star College System GOL, Series B, 5.00%, 02/15/25	80	95,215
Lower Colorado River Authority RB
5.00%, 05/15/25	30	35,795
Series D, 5.00%, 05/15/25	65	77,557
Metropolitan Transit Authority of Harris County RB, Series B, 5.00%, 11/01/25	50	60,647
North East Independent School District/TX GO, 5.00%, 08/01/25 (PSF)	235	282,409
North Texas Municipal Water District RB, 5.00%, 06/01/25	155	185,356
North Texas Tollway Authority RB, 5.00%, 01/01/25	50	58,868
Northside Independent School District GO, Series A, 5.00%, 08/15/25 (PSF)	20	24,084
Northwest Independent School District GO, Series B, 5.00%, 02/15/25 (PSF)	40	47,562
Permanent University Fund — Texas A&M University System RB, Series A, 5.00%, 07/01/25	130	156,664
Permanent University Fund — University of Texas System RB
Series A, 5.00%, 07/01/25	30	36,117
Series B, 5.00%, 07/01/25	115	138,448
Round Rock Independent School District GO, 5.00%, 08/01/25 (PSF)	30	36,200
San Antonio Independent School District/TX GO
5.00%, 02/15/25 (PSF)	225	268,047
5.00%, 08/15/25 (PSF)	160	193,269
San Antonio Water System RB
5.00%, 05/15/25	25	29,786
Series C, 5.00%, 05/15/25	35	41,700
Spring Independent School District GO, 5.00%, 08/15/25 (PSF)	50	60,272
State of Texas GO
5.00%, 04/01/25	25	29,948
Series A, 5.00%, 04/01/25	55	65,886
Series A, 5.00%, 08/01/25	60	72,547
Texas Transportation Commission State Highway Fund RB
5.00%, 10/01/25	160	193,334
5.25%, 04/01/25	85	102,438
Texas Water Development Board RB
Series A, 5.00%, 10/15/25	140	169,879
Series B, 5.00%, 10/15/25	55	66,738
Tyler Independent School District GO, 5.00%, 02/15/25 (PSF)	30	35,672
University of Texas System (The) RB
5.00%, 08/15/25	60	72,587
Series E, 5.00%, 08/15/25	95	114,930

		5,736,174

Utah — 0.9%
Davis School District GO, Series B, 5.00%, 06/01/25	15	18,035
Ogden City School District GO, 5.00%, 06/15/25 (GTD)	85	102,258
State of Utah GO, 5.00%, 07/01/25	100	120,755
University of Utah (The) RB 5.00%, 08/01/25 (SAP)	25	30,182

Security	Par (000)	Value

Utah (continued)
Series A, 4.00%, 08/01/25	$75	$86,402
Utah State Building Ownership Authority RB, 5.00%, 05/15/25	25	29,962

		387,594

Vermont — 0.1%
University of Vermont & State Agricultural College RB, 5.00%, 10/01/25	40	48,233

Virginia — 4.7%
City of Charlottesville VA GO, 4.00%, 07/15/25 (SAW)	125	144,317
City of Norfolk VA GO, Series A, 5.00%, 10/01/25	65	78,831
City of Norfolk VA Water Revenue RB, Series B, 5.00%, 11/01/25	125	152,344
City of Richmond VA GO, Series B, 5.00%, 07/15/25 (SAW)	35	42,224
County of Arlington VA GO, Series B, 5.00%, 08/15/25	75	90,781
Hampton Roads Sanitation District RB, Series A, 4.00%, 08/01/25	45	51,922
Loudoun County Sanitation Authority RB, 5.00%, 01/01/25	35	41,688
Virginia College Building Authority RB
5.00%, 02/01/25	40	47,713
5.00%, 02/01/28 (PR 02/01/25)	75	89,435
5.00%, 02/01/30 (PR 02/01/25)	300	357,741
Series B, 5.00%, 09/01/25	100	121,128
Series E, 5.00%, 02/01/25	165	196,630
Virginia Commonwealth Transportation Board RB
5.00%, 03/15/25	160	191,150
5.00%, 09/15/25	75	90,848
Virginia Public Building Authority RB, 5.00%, 08/01/25	160	193,361
Virginia Public School Authority RB, 5.00%, 03/01/25 (SAW)	90	107,455
Virginia Resources Authority RB
Series C, 5.00%, 11/01/25	10	12,162
Series D, 4.00%, 11/01/25	30	34,758

		2,044,488

Washington — 5.8%
Central Puget Sound Regional Transit Authority RB, Series 1, 5.00%, 11/01/25	100	121,359
City of Seattle WA Municipal Light & Power Revenue RB
Series B, 5.00%, 04/01/25	65	77,752
Series C, 5.00%, 09/01/25	100	121,002
City of Seattle WA Water System Revenue RB, 5.00%, 05/01/25	20	23,991
City of Tacoma WA Electric System Revenue RB, 5.00%, 01/01/25	60	71,102
City of Vancouver WA GOL, Series B, 5.00%, 12/01/25	100	121,409
Clark County Public Utility District No. 1 RB, 5.00%, 01/01/25	15	17,742
Clark County School District No. 114 Evergreen GO, 5.00%, 12/01/25	130	157,917
Clark County School District No. 122 Ridgefield GO, 5.00%, 12/01/25	35	42,516
County of King WA GOL, 5.00%, 12/01/25	35	42,653
County of Kitsap WA GOL, 5.00%, 06/01/25	20	24,035
Energy Northwest RB
Series A, 5.00%, 07/01/25	70	84,273
Series C, 5.00%, 07/01/25	260	313,014
Kitsap County School District No. 401 Central Kitsap GO, 5.00%, 12/01/25	130	158,426
Pierce County School District No 10 Tacoma GO, 5.00%, 12/01/25	95	115,648
Pierce County School District No 402 Franklin Pierce GO, 5.00%, 12/01/25	60	73,081
Port of Seattle WA RB, 4.00%, 02/01/25	60	67,845
Port of Tacoma WA RB, Series A, 4.00%, 12/01/25	90	103,748
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/25	75	91,301

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/01/25	$50	$60,738
Spokane County School District No. 356 Central Valley GO, 5.00%, 12/01/25	20	24,334
State of Washington COP, Series C, 5.00%, 07/01/25	35	42,009
State of Washington GO
5.00%, 08/01/25	95	114,691
Series A, 5.00%, 08/01/25	95	114,691
Series A-1, 5.00%, 08/01/25	50	60,364
Series D, 5.00%, 02/01/25	35	41,670
Series F, 0.00%, 12/01/25 (AMBAC)(a)	120	109,646
Series R-2018D, 5.00%, 08/01/25	100	120,727

		2,517,684

West Virginia — 0.4%
State of West Virginia GO, 5.00%, 06/01/25	75	90,130
West Virginia Commissioner of Highways RB, 5.00%, 09/01/25	60	72,041

		162,171

Wisconsin — 1.4%
State of Wisconsin Environmental Improvement Fund Revenue RB, Series A, 5.00%, 06/01/25	150	180,711
State of Wisconsin GO
4.00%, 11/01/25	30	34,683
5.00%, 05/01/25	110	131,758
5.00%, 11/01/25	135	163,921

Security	Par/ Shares (000)	Value

Wisconsin (continued)
Wisconsin Department of Transportation RB
5.00%, 07/01/25	$45	$54,203
Series 1, 5.00%, 07/01/25	45	54,203

		619,479

Total Municipal Debt Obligations — 98.6% (Cost: $41,838,831)		42,818,285

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Liquidity Funds: MuniCash, 1.04%(b)(c)	113	113,317

Total Short-Term Investments — 0.3% (Cost: $113,307)		113,317

Total Investments in Securities — 98.9% (Cost: $41,952,138)		42,931,602

Other Assets, Less Liabilities — 1.1%		475,690

Net Assets — 100.0%		$43,407,292

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 11/13/18 (000)	(a)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds: MuniCash	—		113	113	$113,317	$3,374	$115		$10

(a)	The Fund commenced operations on November 13, 2018.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$42,818,285	$—	$42,818,285
Money Market Funds	113,317	—	—	113,317

	$113,317	$42,818,285	$—	$42,931,602

See notes to financial statements.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.2%
Alabama Federal Aid Highway Finance Authority RB, 5.00%, 09/01/26	$30	$37,195
Alabama Public School & College Authority RB, Series B, 5.00%, 01/01/26 (Call 07/01/24)	20	23,386
State of Alabama GO, 5.00%, 08/01/27 (Call 08/01/26)	150	184,848

		245,429

Arizona — 3.1%
Arizona Department of Transportation State Highway Fund Revenue RB, 5.00%, 07/01/26	25	30,877
City of Phoenix AZ GO, 5.00%, 07/01/26	100	123,508
City of Phoenix Civic Improvement Corp. RB, 5.00%, 07/01/30 (Call 07/01/26)	200	242,980
City of Tucson AZ Water System Revenue RB, 5.00%, 07/01/26	100	123,078
State of Arizona Lottery Revenue RB, 5.00%, 07/01/26	100	123,293

		643,736

Arkansas — 0.1%
State of Arkansas GO, 5.00%, 10/01/26 (Call 10/01/24)	20	23,559

California — 12.0%
California State Public Works Board RB, Series C, 5.00%, 11/01/27 (Call 11/01/26)	35	43,276
California State University RB, Series A, 5.00%, 11/01/26 (Call 11/01/25)	75	92,038
El Camino Community College District GO, Series C, 0.00%, 08/01/26(a)	50	45,032
Escondido Union High School District GO, Series A, 0.00%, 08/01/26 (AGC)(a)	40	35,666
Grossmont Union High School District GO, 0.00%, 08/01/26 (AGM)(a)	50	44,792
Los Angeles Community College District/CA GO
4.00%, 08/01/29 (Call 08/01/26)	50	58,445
5.00%, 06/01/26	30	37,301
Los Angeles County Metropolitan Transportation Authority RB, 5.00%, 06/01/30 (Call 06/01/26)	30	36,974
Los Angeles Department of Water & Power System Revenue RB
5.00%, 07/01/26	50	62,514
5.00%, 07/01/26 (Call 06/01/26)	30	37,461
Los Angeles Unified School District/CA GO, Series A, 5.00%, 07/01/26	65	80,233
Palo Alto Unified School District GO, 0.00%, 08/01/26(a)	70	63,045
San Diego Unified School District/CA GO
Series A, 0.00%, 07/01/26(a)	50	45,019
Series R-5, 5.00%, 07/01/26	75	93,443
San Mateo County Community College District GO
Series A, 0.00%, 09/01/26 (NPFGC)(a)	45	40,543
Series B, 0.00%, 09/01/26 (NPFGC)(a)	35	31,533
Santa Barbara Community College District GO, 5.00%, 08/01/29 (Call 08/01/26)	50	62,201
Santa Clara Valley Transportation Authority RB, Series A, 5.00%, 06/01/26	55	68,821
Santa Clara Valley Water District COP, 5.00%, 02/01/29 (Call 02/01/26)	40	49,189
Santa Monica-Malibu Unified School District GO, 4.00%, 08/01/26 (Call 08/01/25)	40	46,538
State of California Department of Water Resources RB
5.00%, 12/01/26 (Call 06/01/26)	50	62,296
5.00%, 12/01/27 (Call 12/01/26)	100	126,028
Series AS, 5.00%, 12/01/26 (Call 12/01/24)	25	29,856

Security	Par (000)	Value

California (continued)
State of California GO
5.00%, 10/01/26	$220	$273,612
5.00%, 11/01/26	100	124,606
5.00%, 08/01/27 (Call 08/01/26)	150	184,956
5.00%, 08/01/28 (Call 08/01/26)	100	122,998
5.00%, 09/01/28 (Call 09/01/26)	200	246,330
5.00%, 09/01/29 (Call 09/01/26)	50	61,368
5.00%, 08/01/30 (Call 08/01/26)	15	18,298
University of California RB
5.00%, 05/15/26	25	31,122
Series AM, 5.00%, 05/15/26 (Call 05/15/24)	105	123,540

		2,479,074

Colorado — 1.3%
Denver City & County School District No. 1 GO
4.00%, 12/01/26 (Call 12/01/25) (SAW)	75	86,645
5.00%, 12/01/30 (Call 12/01/26) (SAW)	100	123,154
University of Colorado RB, Series A-2, 5.00%, 06/01/26	50	61,422

		271,221

Connecticut — 1.1%
State of Connecticut GO, 5.00%, 09/15/26	70	85,020
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 09/01/28 (Call 09/01/26)	25	30,338
Series B, 5.00%, 09/01/28 (Call 09/01/26)	100	121,353

		236,711

Delaware — 1.0%
Delaware Transportation Authority RB, 5.00%, 07/01/27 (Call 07/01/26)	45	55,443
State of Delaware GO
5.00%, 02/01/26	80	98,213
Series D, 5.00%, 07/01/27 (Call 07/01/26)	50	61,747

		215,403

District of Columbia — 1.2%
District of Columbia GO
Series B, 5.00%, 06/01/26 (Call 06/01/25)	50	60,087
Series D, 5.00%, 06/01/27 (Call 12/01/26)	125	155,595
Series D, 5.00%, 06/01/28 (Call 12/01/26)	25	30,998

		246,680

Florida — 6.0%
County of Miami-Dade FL Aviation Revenue RB, Series B, 5.00%, 10/01/26 (Call 10/01/25)	85	101,759
County of Miami-Dade FL Water & Sewer System Revenue RB, 5.00%, 10/01/26 (Call 10/01/25)	100	120,645
Florida’s Turnpike Enterprise RB, Series C, 5.00%, 07/01/29 (Call 07/01/26)	100	122,222
Orange County School Board COP, 5.00%, 08/01/26	50	61,583
Reedy Creek Improvement District GOL
5.00%, 06/01/26	100	122,633
5.00%, 06/01/27 (Call 06/01/26)	50	61,165
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/28 (Call 03/15/26)	100	121,150
School District of Broward County/FL COP
Series B, 5.00%, 07/01/26	25	30,662
Series B, 5.00%, 07/01/27 (Call 07/01/26)	40	48,742
State of Florida GO
5.00%, 06/01/26 (Call 06/01/24)	40	46,756
5.00%, 07/01/26	70	86,556
5.00%, 06/01/28 (Call 06/01/26)	50	61,223
Series F, 5.00%, 06/01/29 (Call 06/01/26)	100	121,931

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
State of Florida Lottery Revenue RB, Series A, 5.00%, 07/01/26	$115	$141,951

		1,248,978

Georgia — 0.9%
State of Georgia GO
Series A-1, 5.00%, 02/01/26	30	36,810
Series E, 5.00%, 12/01/28 (Call 12/01/26)	100	124,319
Series F, 5.00%, 01/01/26	25	30,612

		191,741

Hawaii — 1.2%
City & County of Honolulu HI GO, Series B, 5.00%, 10/01/26 (Call 10/01/25)	75	90,731
State of Hawaii GO
Series EY, 5.00%, 10/01/26 (Call 10/01/25)	20	24,157
Series FE, 5.00%, 10/01/27 (Call 10/01/26)	65	80,411
State of Hawaii State Highway Fund RB, 5.00%, 01/01/29 (Call 07/01/26)	50	61,240

		256,539

Illinois — 0.9%
Chicago O’Hare International Airport RB, 5.00%, 01/01/26	55	66,222
State of Illinois GO, Series D, 5.00%, 11/01/26	100	113,636

		179,858

Indiana — 1.4%
Indiana Finance Authority RB
Series A, 5.00%, 10/01/26 (Call 10/01/24)	100	117,017
Series C, 5.00%, 06/01/27 (Call 12/01/26)	60	74,594
Series E, 5.00%, 02/01/26	25	30,557
Series E, 5.00%, 02/01/29 (Call 08/01/26)	60	73,622

		295,790

Louisiana — 1.8%
State of Louisiana Gasoline & Fuels Tax Revenue RB
Series B, 5.00%, 05/01/26	100	122,331
Series B, 5.00%, 05/01/26 (Call 05/01/25)	50	59,598
State of Louisiana GO
5.00%, 09/01/26	25	30,794
Series B, 5.00%, 08/01/26	100	123,021
State of Louisiana RB, Series A, 5.00%, 09/01/26	30	36,975

		372,719

Maine — 0.6%
State of Maine GO, Series B, 5.00%, 06/01/26	100	123,127

Maryland — 2.1%
County of Anne Arundel MD GOL, 5.00%, 10/01/26 (Call 10/01/25)	90	108,763
County of Montgomery MD GO, 4.00%, 12/01/26 (Call 12/01/24)	25	28,291
County of Prince George’s MD GO, Series A, 5.00%, 09/15/26	35	43,432
State of Maryland Department of Transportation RB, 5.00%, 10/01/28 (Call 10/01/26)	100	123,404
Washington Suburban Sanitary Commission RB, 5.00%, 06/01/27 (Call 06/01/26)	100	122,751

		426,641

Massachusetts — 2.8%
City of Boston MA GO, Series B, 4.00%, 03/01/26	60	70,089
Commonwealth of Massachusetts GOL
5.00%, 07/01/30 (Call 07/01/26)	100	121,490
Series B, 5.00%, 01/01/26	20	24,396
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/26	50	61,670

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Bay Transportation Authority RB, Series A, 4.00%, 07/01/26	$50	$58,715
Massachusetts Water Resources Authority RB, Series B, 5.25%, 08/01/26 (AGM)	200	250,856

		587,216

Michigan — 0.3%
Michigan State Building Authority RB, Series I, 5.00%, 10/15/30 (Call 10/15/26)	55	66,695

Minnesota — 1.5%
County of Hennepin MN GO, 5.00%, 12/01/30 (Call 12/01/26)	165	203,080
State of Minnesota GO, Series B, 4.00%, 08/01/26 (Call 08/01/24)	100	112,188

		315,268

Mississippi — 0.7%
State of Mississippi GO
5.00%, 10/01/26	35	43,346
Series B, 5.00%, 12/01/29 (Call 12/01/26)	90	110,440

		153,786

Missouri — 1.0%
Metropolitan St Louis Sewer District RB, Series C, 5.00%, 05/01/27 (Call 05/01/26)	50	61,324
Missouri State Environmental Improvement & Energy Resources Authority RB, Series B, 5.00%, 07/01/26 (Call 07/01/25)	125	150,359

		211,683

Nebraska — 0.6%
Omaha Public Power District RB, Series A, 5.00%, 02/01/30 (Call 02/01/26)	100	120,414

Nevada — 2.2%
Clark County School District GOL, Series A, 5.00%, 06/15/26	75	90,736
County of Clark Department of Aviation RB, Series C, 5.00%, 07/01/26	35	42,753
County of Clark NV GOL, Series B, 5.00%, 11/01/27 (Call 11/01/26)	100	123,496
County of Clark NV RB, Series A, 5.00%, 07/01/26 (Call 07/01/24)	90	104,771
Washoe County School District/NV GOL, Series A, 5.00%, 06/01/26 (Call 06/01/25)	70	83,070

		444,826

New Jersey — 2.2%
County of Union New Jersey GO, 4.00%, 03/01/26	35	40,816
New Jersey Economic Development Authority RB
4.25%, 06/15/26 (Call 06/15/25)	25	27,388
Series AAA, 5.00%, 06/15/26	100	117,418
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/28 (Call 06/15/26)	125	147,230
Series A, 5.00%, 06/15/29 (Call 06/15/26)	80	93,826
Series AA, 5.00%, 06/15/26 (Call 06/15/25)	25	28,864

		455,542

New Mexico — 0.6%
New Mexico Finance Authority RB, 5.00%, 06/15/26 (Call 06/15/24)	100	116,275

New York — 10.7%
City of New York NY GO
5.00%, 03/01/26 (Call 03/01/24)	100	115,520
5.00%, 08/01/26	100	123,093
5.00%, 08/01/27 (Call 08/01/26)	100	122,726

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Series B-1, 5.00%, 12/01/28 (Call 12/01/26)	$50	$61,553
Hudson Yards Infrastructure Corp. RB, Series A, 5.00%, 02/15/26	25	30,602
Long Island Power Authority RB, 5.00%, 09/01/26	100	122,884
Metropolitan Transportation Authority RB
Series B-2, 5.00%, 11/15/26	125	154,950
Series B3B, 5.00%, 11/15/30 (Call 11/15/26)	145	178,283
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 07/15/26 (SAW)	100	123,135
New York City Transitional Finance Authority Future Tax Secured Revenue RB
5.00%, 05/01/29 (Call 05/01/26)	40	48,545
Series E1, 4.00%, 02/01/26	125	145,310
Series E1, 5.00%, 02/01/30 (Call 02/01/26)	150	180,324
Series F-3, 5.00%, 02/01/30 (Call 02/01/26)	40	48,086
New York City Water & Sewer System RB, 5.00%, 06/15/26	50	61,976
New York State Dormitory Authority RB
5.00%, 03/15/26	75	92,006
5.00%, 02/15/28 (Call 08/15/26)	95	116,645
5.00%, 03/15/29 (Call 09/15/26)	50	61,259
Series A, 5.00%, 02/15/26 (Call 02/15/24)	45	52,038
Series A, 5.00%, 02/15/29 (Call 08/15/26)	35	42,805
New York State Environmental Facilities Corp. RB, Series E, 5.00%, 06/15/26	50	61,869
New York State Urban Development Corp. RB
4.00%, 03/15/26	20	23,316
5.00%, 03/15/26	100	122,674
5.00%, 03/15/30 (Call 03/15/26)	95	114,696

		2,204,295

North Carolina — 2.1%
County of Buncombe NC RB, 5.00%, 06/01/26	35	43,020
North Carolina Municipal Power Agency No. 1 RB, Series A, 5.00%, 01/01/29 (Call 07/01/26)	100	121,559
State of North Carolina GO, Series A, 5.00%, 06/01/28 (Call 06/01/26)	150	184,409
State of North Carolina RB, Series B, 5.00%, 06/01/26	70	86,140

		435,128

Ohio — 3.3%
City of Columbus OH GO, 4.00%, 08/15/26 (Call 08/15/25)	75	86,055
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/26	100	123,933
Ohio Water Development Authority RB, 5.00%, 12/01/27 (Call 12/01/26)	250	310,652
Ohio Water Development Authority Water Pollution Control Loan Fund RB, 5.00%, 06/01/26	30	36,917
State of Ohio GO, 5.00%, 05/01/26	75	92,272
State of Ohio RB, Series B, 5.00%, 10/01/26	30	36,866

		686,695

Oregon — 2.4%
City of Portland OR Sewer System Revenue RB, Series A, 5.00%, 05/01/27 (Call 05/01/26)	150	184,289
Portland Community College District GO
5.00%, 06/15/28 (Call 06/15/26)	40	48,938
5.00%, 06/15/29 (Call 06/15/26)	80	97,738
State of Oregon GO, 5.00%, 12/01/29 (Call 12/01/26)	135	166,984

		497,949

Pennsylvania — 2.8%
Commonwealth of Pennsylvania GO
5.00%, 09/15/26	155	189,495
5.00%, 09/15/28 (Call 09/15/26)	100	121,670

Security	Par (000)	Value

Pennsylvania (continued)
Delaware River Port Authority RB, Series B, 5.00%, 01/01/26	$75	$91,288
Pennsylvania Turnpike Commission RB, 5.00%, 12/01/26	135	165,780

		568,233

Rhode Island — 0.4%
Rhode Island Commerce Corp. RB, Series A, 5.00%, 06/15/26	70	85,177

Tennessee — 2.5%
City of Memphis TN GO, 5.00%, 04/01/26 (Call 04/01/25)	30	35,799
County of Blount TN GO, Series B, 5.00%, 06/01/27 (Call 06/01/26)	100	122,751
County of Montgomery TN GO, 5.00%, 04/01/26	25	30,610
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series B, 5.00%, 05/15/26	75	92,092
Metropolitan Government of Nashville & Davidson County TN GO
4.00%, 01/01/28 (Call 07/01/26)	45	52,158
5.00%, 01/01/26	65	79,202
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB, 5.00%, 07/01/26	30	36,752
State of Tennessee GO, Series A, 5.00%, 08/01/26	25	31,028
Tennessee State School Bond Authority RB, Series B, 5.00%, 11/01/26 (NPFGC)	25	31,057

		511,449

Texas — 12.7%
Aldine Independent School District GO, 5.00%, 02/15/26 (PSF)	25	30,484
Austin Independent School District GO
5.00%, 08/01/26	55	67,741
5.00%, 08/01/30 (Call 08/01/26) (PSF)	75	91,169
City of Austin TX GOL, 5.00%, 09/01/28 (Call 09/01/26)	65	79,773
City of Austin TX Water & Wastewater System Revenue RB, 5.00%, 11/15/30 (Call 11/15/26)	100	122,432
City of Dallas TX Waterworks & Sewer System Revenue RB
Series A, 5.00%, 10/01/27 (Call 10/01/26)	55	67,795
Series A, 5.00%, 10/01/29 (Call 10/01/26)	100	122,514
City of San Antonio TX Electric & Gas Systems Revenue RB
5.00%, 02/01/26	30	36,447
5.00%, 02/01/26 (Call 02/01/24)	25	28,746
Clear Creek Independent School District GO, Series A, 5.00%, 02/15/26 (Call 02/15/25) (PSF)	60	71,105
County of Fort Bend TX GOL, 5.00%, 03/01/28 (Call 03/01/26)	100	120,705
Crowley Independent School District GO, Series A, 5.00%, 08/01/26 (Call 08/01/25) (PSF)	45	53,884
Cypress-Fairbanks Independent School District GO, 5.00%, 02/15/26 (PSF)	40	48,639
Dallas Area Rapid Transit RB, 5.00%, 12/01/26	25	31,021
Keller Independent School District/TX GO, Series A, 5.00%, 02/15/26 (Call 02/15/25) (PSF)	150	178,183
Klein Independent School District GO, 5.00%, 08/01/26 (PSF)	75	92,646
Lower Colorado River Authority RB, Series B, 5.00%, 05/15/26 (Call 05/15/25)	25	29,696
North East Independent School District/TX GO, 4.00%, 08/01/30 (Call 08/01/26) (PSF)	150	171,246
North Texas Municipal Water District RB, 5.00%, 06/01/28 (Call 06/01/26)	100	122,094
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/30 (Call 09/01/26)	25	30,441
North Texas Tollway Authority RB, 5.00%, 01/01/26	30	36,416
Northwest Independent School District GO, 5.00%, 02/15/29 (Call 02/15/26) (PSF)	55	66,219
San Jacinto College District GOL, 5.00%, 02/15/26 (Call 02/15/25)	50	59,198

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
State of Texas GO
5.00%, 08/01/27 (Call 08/01/26)	$95	$116,864
5.00%, 04/01/29 (Call 04/01/26)	180	218,056
Series A, 5.00%, 04/01/29 (Call 04/01/26)	100	121,142
Texas A&M University RB
Series C, 5.00%, 05/15/26	60	73,800
Series E, 4.00%, 05/15/27 (Call 05/15/26)	45	52,256
Texas Transportation Commission State Highway Fund RB
5.00%, 10/01/26	100	123,328
5.25%, 04/01/26	25	30,872
Texas Water Development Board RB, 5.00%, 04/15/26	70	85,737
University of Texas System (The) RB, Series C, 5.00%, 08/15/26	35	43,299

		2,623,948

Utah — 0.6%
State of Utah GO, 5.00%, 07/01/26	70	86,708
Utah Transit Authority RB, Series A, 5.00%, 06/15/26 (Call 06/15/25)	35	41,948

		128,656

Virginia — 4.7%
City of Falls Church VA GO, 5.00%, 07/15/27 (Call 07/15/26)	150	184,830
City of Richmond VA GO, Series D, 5.00%, 03/01/26 (SAW)	30	36,721
County of Arlington VA GO
5.00%, 08/15/26	35	43,401
Series A, 5.00%, 08/15/30 (Call 08/15/26)	160	195,912
County of Fairfax VA Sewer Revenue RB, Series A, 5.00%, 07/15/29 (Call 07/15/26)	190	233,778
Virginia College Building Authority RB, 5.00%, 02/01/26	125	153,037
Virginia Commonwealth Transportation Board RB, 5.00%, 05/15/26 (Call 05/15/24)	100	116,642

		964,321

Washington — 5.1%
City of Seattle WA GOL, Series A, 5.00%, 06/01/26 (Call 06/01/25)	175	210,166
County of King WA Sewer Revenue RB, Series B, 5.00%, 07/01/26	20	24,659
Energy Northwest RB
Series A, 5.00%, 07/01/26	25	30,787
Series C, 5.00%, 07/01/26 (Call 07/01/24)	100	116,659
King County School District No. 405 Bellevue GO, 5.00%, 12/01/30 (Call 12/01/26) (GTD)	100	122,254
State of Washington GO
5.00%, 08/01/28 (Call 08/01/26)	125	153,206

Security	Par/ Shares (000)	Value

Washington (continued)
5.00%, 07/01/30 (Call 01/01/26)	$160	$191,717
5.00%, 08/01/30 (Call 08/01/26)	35	42,546
Series C, 5.00%, 02/01/26	25	30,523
University of Washington RB, Series A, 5.00%, 12/01/28 (Call 12/01/26)	100	123,711

		1,046,228

West Virginia — 0.4%
State of West Virginia GO, Series A, 0.00%, 11/01/26 (NPFGC)(a)	100	89,233

Wisconsin — 2.7%
State of Wisconsin Environmental Improvement Fund Revenue RB, Series A, 5.00%, 06/01/26	35	43,268
State of Wisconsin GO
4.00%, 11/01/26 (Call 05/01/25)	75	85,204
5.00%, 11/01/26 (Call 05/01/25)	190	227,470
State of Wisconsin RB, Series B, 5.00%, 05/01/28 (Call 05/01/26)	100	121,996
Wisconsin Department of Transportation RB, 5.00%, 07/01/26 (Call 07/01/25)	40	48,108
WPPI Energy RB, Series A, 5.00%, 07/01/26 (Call 07/01/24)	35	40,530

		566,576

Total Municipal Debt Obligations — 98.2% (Cost: $20,251,229)		20,336,799

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Liquidity Funds: MuniCash, 1.04%(b)(c)	82	81,827

Total Short-Term Investments — 0.4% (Cost: $81,825)		81,827

Total Investments in Securities — 98.6% (Cost: $20,333,054)		20,418,626

Other Assets, Less Liabilities — 1.4%		292,780

Net Assets — 100.0%		$20,711,406

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/02/19 (000)	(a)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income	Net Realized Gain (Loss)	(b)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds: MuniCash	—		82	82	$81,827	$1,260	$(268)		$2

(a)	The Fund commenced operations on April 02, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2026 Term Muni Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Municipal Debt Obligations	$—	$20,336,799	$—	$20,336,799
Money Market Funds	81,827	—	—	81,827

	$81,827	$20,336,799	$—	$20,418,626

See notes to financial statements.

88	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.1%
Alabama Federal Aid Highway Finance Authority RB, Series A, 5.00%, 09/01/27	$100	$126,559
City of Huntsville AL GOL, 5.00%, 05/01/28 (Call 11/01/27)	45	56,979

		183,538

Arizona — 1.4%
Arizona State University RB, Series B, 5.00%, 07/01/30 (Call 07/01/27)	70	86,657
City of Phoenix AZ GO, 5.00%, 07/01/27 (Call 07/01/26)	80	98,450
Maricopa County Unified School District No. 48 Scottsdale GO, 5.00%, 07/01/28 (Call 07/01/27)	40	50,134

		235,241

California — 11.7%
California State University RB, Series A, 5.00%, 11/01/27 (Call 05/01/26)	50	61,854
Coast Community College District GO, Series D, 5.00%, 08/01/28 (Call 08/01/27)	70	89,421
Contra Costa Transportation Authority RB, Series A, 5.00%, 03/01/27 (Call 03/01/25)	65	78,239
East Bay Municipal Utility District Wastewater System Revenue RB, Series A, 5.00%, 06/01/28 (Call 06/01/27)	50	63,747
East Bay Municipal Utility District Water System Revenue RB, Series B, 5.00%, 06/01/27	50	64,053
Los Angeles County Metropolitan Transportation Authority RB, Series A, 5.00%, 07/01/29 (Call 07/01/27)	65	82,680
Los Angeles Department of Water RB, Series A, 5.00%, 07/01/30 (Call 01/01/27)	125	155,779
Los Angeles Unified School District/CA GO, Series A, 5.00%, 07/01/27	45	56,709
Metropolitan Water District of Southern California RB, Series C, 5.00%, 10/01/27	55	71,017
Mountain View Los Altos Union High School District/CA GO, Series C, 0.00%, 08/01/27(a)	150	131,887
Newport Mesa Unified School District GO, 0.00%, 08/01/27 (NATL)(a)	215	189,185
San Jose Unified School District GO, Series C, 0.00%, 08/01/27 (NPFGC)(a)	55	48,173
San Mateo County Community College District GO
0.00%, 09/01/27 (NPFGC)(a)	100	87,771
Series A, 0.00%, 09/01/27 (NPFGC)(a)	25	21,943
Santa Monica Public Financing Authority RB, 5.00%, 07/01/31 (Call 07/01/27)	35	43,957
Southern California Public Power Authority RB, Series C, 5.00%, 07/01/27 (Call 01/01/25)	70	83,338
State of California GO
4.00%, 08/01/27 (Call 08/01/26)	35	40,836
5.00%, 04/01/27	125	156,860
5.00%, 08/01/27 (Call 08/01/26)	30	36,991
5.00%, 08/01/30 (Call 08/01/27)	300	374,427
West Valley-Mission Community College District GO, 5.00%, 08/01/27 (Call 08/01/25)	35	42,666

		1,981,533

Colorado — 0.5%
City & County of Denver Co. Airport System Revenue RB, 5.00%, 12/01/27	45	56,632
State of Colorado COP, Series K, 5.00%, 03/15/27	20	24,930

		81,562

Security	Par (000)	Value

Connecticut — 1.6%
State of Connecticut GO, Series A, 5.00%, 04/15/29 (Call 04/15/27)	$150	$182,645
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 01/01/27	50	61,205
Series B, 5.00%, 10/01/27	25	31,041

		274,891

District of Columbia — 1.1%
District of Columbia GO, 5.00%, 10/15/27	100	127,149
District of Columbia Water & Sewer Authority RB, Series A, 5.00%, 10/01/27 (Call 10/01/25)	55	66,459

		193,608

Florida — 3.8%
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/27 (Call 10/01/26)	20	24,461
County of Miami-Dade FL GO, Series A, 5.00%, 07/01/27	50	62,885
County of Miami-Dade FL Water & Sewer System Revenue RB, Series B, 5.00%, 10/01/27	85	107,623
Florida’s Turnpike Enterprise RB
5.00%, 07/01/29 (Call 07/01/27)	50	62,564
Series A, 5.00%, 07/01/27	70	88,040
Hillsborough County School Board COP, Series B, 5.00%, 07/01/27	30	37,583
Palm Beach County School District COP, Series B, 5.00%, 08/01/27	85	106,955
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/27	45	56,056
State of Florida GO
Series A, 5.00%, 07/01/27	45	56,783
Series B, 5.00%, 06/01/30 (Call 06/01/27)	25	31,082

		634,032

Georgia — 2.0%
State of Georgia GO
Series C, 5.00%, 07/01/29 (Call 07/01/27)	200	251,244
Series F, 5.00%, 07/01/27 (Call 01/01/27)	75	93,825

		345,069

Hawaii — 2.6%
City & County of Honolulu HI GO
Series B, 5.00%, 10/01/27 (Call 10/01/25)	100	120,478
Series D, 5.00%, 09/01/31 (Call 09/01/27)	30	37,317
State of Hawaii GO
5.00%, 10/01/30 (Call 10/01/27)	105	131,645
Series FE, 5.00%, 10/01/27 (Call 10/01/26)	50	61,854
Series FH, 5.00%, 10/01/27 (Call 10/01/26)	75	92,782

		444,076

Illinois — 3.2%
Chicago O’Hare International Airport RB
Series 2015-B, 5.00%, 01/01/27 (Call 01/01/25)	100	116,953
Series A, 5.00%, 01/01/28 (Call 01/01/27)	65	79,438
State of Illinois GO
5.00%, 06/01/27 (Call 06/01/26)	100	113,064
Series D, 5.00%, 11/01/27	200	229,254

		538,709

Indiana — 1.0%
Indiana Finance Authority RB, Series C, 5.00%, 06/01/27 (Call 12/01/26)	130	161,620

Kansas — 0.7%
State of Kansas Department of Transportation RB, 5.00%, 09/01/27 (Call 09/01/25)	95	114,160

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 0.6%
State of Louisiana GO
Series B, 5.00%, 08/01/27 (Call 08/01/26)	$55	$67,500
Series B, 5.00%, 10/01/27	25	31,483

		98,983

Maryland — 3.0%
County of Montgomery MD GO, Series C, 5.00%, 10/01/27	100	126,957
State of Maryland GO, Series A, 5.00%, 03/15/27	300	376,326

		503,283

Massachusetts — 2.3%
Commonwealth of Massachusetts GOL, Series E, 5.00%, 11/01/27	100	126,926
Massachusetts Bay Transportation Authority RB, 5.00%, 07/01/27	50	63,176
Massachusetts Clean Water Trust (The) RB, 5.25%, 08/01/27	20	25,716
Massachusetts Water Resources Authority RB, Series B, 5.00%, 08/01/29 (Call 08/01/27)	135	169,316

		385,134

Michigan — 0.5%
State of Michigan RB, 5.00%, 03/15/27	70	86,978

Minnesota — 1.1%
State of Minnesota GO
5.00%, 10/01/27	50	63,564
Series A, 5.00%, 10/01/31 (Call 10/01/27)	100	125,532

		189,096

Mississippi — 1.4%
State of Mississippi GO
Series A, 5.00%, 10/01/28 (Call 10/01/27)	100	126,008
Series C, 5.00%, 10/01/27 (Call 10/01/25)	90	108,148

		234,156

Nebraska — 0.4%
Nebraska Public Power District RB, Series B, 5.00%, 01/01/28 (Call 01/01/27)	50	61,446

Nevada — 2.9%
County of Clark NV GOL
4.00%, 11/01/31 (Call 11/01/27)	100	115,749
5.00%, 06/01/27	25	31,325
5.00%, 11/01/27	45	56,884
County of Clark NV RB
5.00%, 07/01/27	45	56,424
5.00%, 07/01/30 (Call 07/01/27)	25	30,928
County of Washoe NV RB, 5.00%, 02/01/27	35	43,592
State of Nevada GOL, Series D, 5.00%, 04/01/27 (Call 04/01/25)	25	29,672
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/27	100	126,891

		491,465

New Jersey — 2.0%
New Jersey Economic Development Authority RB
5.00%, 11/01/27	80	95,793
Series A, 4.00%, 11/01/27 (SAP)	50	55,275
New Jersey Turnpike Authority RB, Series A, 5.25%, 01/01/27 (AGM)	100	126,402
State of New Jersey GO
5.00%, 06/01/27	10	12,233
5.00%, 06/01/27 (Call 06/01/25)	45	52,841

		342,544

New Mexico — 0.2%
New Mexico Finance Authority RB, 5.00%, 06/01/27	25	31,325

Security	Par (000)	Value

New York — 11.5%
City of New York NY GO, Series A, 5.00%, 08/01/28 (Call 08/01/27)	$155	$193,719
Long Island Power Authority RB, 5.00%, 09/01/27	100	125,380
Metropolitan Transportation Authority RB
5.00%, 11/15/27 (Call 11/15/26)	55	67,242
Series A-2, 5.00%, 11/15/27 (Call 11/15/26)	25	30,565
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 07/15/27 (SAW)	145	182,187
New York City Transitional Finance Authority Future Tax Secured Revenue RB
Series B-1, 5.00%, 08/01/29 (Call 08/01/27)	95	118,441
Series C, 5.00%, 11/01/27 (Call 05/01/25)	150	178,680
New York City Water & Sewer System RB
Series AA, 5.00%, 06/15/27	100	127,137
Series BB-2, 5.00%, 06/15/31 (Call 06/15/27)	45	55,654
New York State Dormitory Authority RB
Series A, 5.00%, 03/15/27	100	125,460
Series A, 5.00%, 02/15/29 (Call 02/15/27)	40	49,386
Series A, 5.00%, 02/15/30 (Call 02/15/27)	150	184,123
Series B, 5.00%, 02/15/31 (Call 08/15/27)	150	185,289
Port Authority of New York & New Jersey RB, 5.00%, 11/15/31 (Call 11/15/27)	200	250,690
Triborough Bridge & Tunnel Authority RB, Series C-1, 5.00%, 11/15/27	50	64,083

		1,938,036

North Carolina — 0.8%
County of Guilford NC GO, Series B, 5.00%, 05/01/28 (Call 05/01/27)	100	125,772
State of North Carolina RB, Series B, 5.00%, 05/01/27	10	12,548

		138,320

Ohio — 3.1%
City of Columbus OH GOL, Series 4, 5.00%, 02/15/28 (Call 02/15/27)	100	124,612
Ohio Turnpike & Infrastructure Commission RB, Series A, 5.00%, 02/15/30 (Call 02/15/27)	110	135,278
Ohio Water Development Authority Water Pollution Control Loan Fund RB, Series A, 5.00%, 06/01/29 (Call 06/01/27)	45	56,324
State of Ohio GO
5.00%, 09/01/27	45	56,875
Series T, 5.00%, 05/01/30 (Call 05/01/27)	100	124,204
State of Ohio RB, Series B, 5.00%, 10/01/27	25	31,377

		528,670

Oklahoma — 0.2%
Oklahoma Turnpike Authority RB, Series E, 5.00%, 01/01/27	25	31,195

Oregon — 2.8%
Oregon State Lottery RB, 5.00%, 04/01/27 (Call 04/01/25) (MO)	100	119,089
State of Oregon GO
Series I, 5.00%, 08/01/28 (Call 08/01/27)	100	125,810
Series L, 5.00%, 08/01/30 (Call 08/01/27)	75	93,730
Washington County School District No. 1 West Union GO, 5.00%, 06/15/28 (Call 06/15/27) (GTD)	100	125,378

		464,007

Pennsylvania — 2.2%
Commonwealth of Pennsylvania GO
First Series, 5.00%, 01/01/27	25	30,735
First Series, 5.00%, 02/01/27 (Call 02/01/26)	105	127,023
First Series, 5.00%, 09/15/27 (Call 09/15/26)	40	48,817
Second Series, 5.00%, 09/15/27 (Call 09/15/26)	35	42,715

90	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission RB, Series A2, 5.00%, 12/01/27	$100	$124,649

		373,939

Rhode Island — 2.1%
Rhode Island Commerce Corp. RB, Series B, 5.00%, 06/15/27 (Call 06/15/26)	55	66,722
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB, 5.00%, 10/01/30 (Call 10/01/27)	50	62,772
State of Rhode Island GO
5.00%, 08/01/28 (Call 08/01/27)	150	187,719
Series B, 5.00%, 08/01/29 (Call 08/01/27)	25	31,148

		348,361

South Carolina — 0.5%
State of South Carolina GO, Series A, 4.00%, 04/01/31 (Call 10/01/27) (SAW)	65	76,036

Tennessee — 4.3%
County of Blount TN GO, Series B, 5.00%, 06/01/27 (Call 06/01/26)	100	122,751
County of Montgomery TN GO, 5.00%, 04/01/27	100	125,248
Metropolitan Government of Nashville & Davidson County TN GO
4.00%, 07/01/27	85	100,829
5.00%, 07/01/27	30	37,831
State of Tennessee GO, 5.00%, 08/01/27 (Call 08/01/26)	105	129,850
Tennessee State School Bond Authority RB
Series A, 5.00%, 11/01/31 (Call 11/01/27) (NPFGC)	100	125,247
Series B, 5.00%, 11/01/27 (NPFGC)	60	76,156

		717,912

Texas — 11.2%
Aldine Independent School District GO, 5.00%, 02/15/31 (Call 02/15/27) (PSF)	105	128,938
Austin Independent School District GO, 5.00%, 08/01/27 (PSF)	25	31,541
City of Austin TX GOL
5.00%, 09/01/27	25	31,471
5.00%, 09/01/28 (Call 09/01/27)	100	125,449
City of Austin TX Water & Wastewater System Revenue RB, 5.00%, 11/15/27	25	31,498
City of Dallas TX Waterworks & Sewer System Revenue RB, Series A, 5.00%, 10/01/27 (Call 10/01/26)	100	123,264
City of Houston TX Combined Utility System Revenue RB, Series B, 5.00%, 11/15/27	40	50,674
City of Plano TX GOL, 5.00%, 09/01/31 (Call 03/01/27)	100	123,466
City of San Antonio TX Electric & Gas Systems Revenue RB, 5.00%, 02/01/27	50	62,041
City of San Antonio TX GOL, 5.00%, 08/01/27	15	18,837
Conroe Independent School District GO, 5.00%, 02/15/27 (Call 02/15/26) (GTD)	30	36,485
North Texas Municipal Water District RB, 5.00%, 06/01/27	55	69,185
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/27 (Call 09/01/25)	65	77,747
Northside Independent School District GO, Series A, 5.00%, 08/15/27 (GTD)	30	37,679
Permanent University Fund — Texas A&M University System RB, Series B, 5.00%, 07/01/27 (Call 07/01/25)	20	23,873
Socorro Independent School District GO, Series B, 5.00%, 08/15/30 (Call 08/15/27) (PSF)	50	62,038
Spring Independent School District GO, Series A, 5.00%, 08/15/27 (Call 08/15/26)	50	61,272

Security	Par (000)	Value

Texas (continued)
State of Texas GO
Series A, 5.00%, 10/01/30 (Call 10/01/27)	$80	$99,628
Series B, 5.00%, 10/01/29 (Call 10/01/27)	125	156,551
Temple Independent School District/TX GO, 4.00%, 02/01/28 (Call 02/01/27) (PSF)	100	116,674
Texas Water Development Board RB
5.00%, 08/01/30 (Call 08/01/27)	85	106,017
5.00%, 08/01/31 (Call 08/01/27)	45	55,951
University of North Texas System RB
5.00%, 04/15/30 (Call 04/15/27)	100	122,517
Series A, 5.00%, 04/15/27	40	49,918
University of Texas System (The) RB, Series E, 5.00%, 08/15/27	75	94,764

		1,897,478

Utah — 0.9%
State of Utah GO, 5.00%, 07/01/28 (Call 07/01/27)	125	157,495

Virginia — 3.0%
Virginia College Building Authority RB, 5.00%, 09/01/27 (Call 09/01/26) (NPFGC)	130	160,512
Virginia Commonwealth Transportation Board RB
5.00%, 03/15/27 (Call 09/15/26)	25	31,004
Series A, 5.00%, 05/15/29 (Call 11/15/27)	175	221,126
Series A, 5.00%, 05/15/30 (Call 11/15/27)	60	75,385
Virginia Public Building Authority RB, Series A, 4.00%, 08/01/27	20	23,885

		511,912

Washington — 7.4%
Central Puget Sound Regional Transit Authority RB, Series S-1, 5.00%, 11/01/27 (Call 11/01/26)	40	49,458
City of Seattle WA Municipal Light & Power Revenue RB, Series B, 5.00%, 04/01/27 (Call 04/01/26)	150	183,397
County of King WA Sewer Revenue RB, Series B, 5.00%, 07/01/27 (Call 07/01/26)	20	24,570
Energy Northwest RB
Series A, 5.00%, 07/01/29 (Call 07/01/27)	170	212,580
Series C, 5.00%, 07/01/27	25	31,443
Kitsap County School District No. 401 Central Kitsap GO, 5.00%, 12/01/27 (GTD)	25	31,810
Pierce County School District No. 402 Franklin Pierce GO, 5.00%, 12/01/29 (Call 12/01/27) (GTD)	100	125,549
Port of Seattle WA RB, 5.00%, 02/01/27 (Call 02/01/26)	65	78,418
Spokane County School District No. 356 Central Valley GO, 5.00%, 12/01/28 (Call 12/01/27) (GTD)	115	145,700
State of Washington GO
5.00%, 08/01/27	100	125,996
5.00%, 08/01/27 (Call 08/01/26)	25	30,736
Series A, 5.00%, 08/01/31 (Call 08/01/27)	100	123,844
Series E, 5.00%, 07/01/27 (Call 01/01/25)	75	88,495

		1,251,996

West Virginia — 0.7%
West Virginia State School Building Authority Lottery Revenue RB, Series A, 5.00%, 07/01/27 (Call 07/01/25)	95	112,884

Wisconsin — 2.6%
State of Wisconsin GO
5.00%, 11/01/31 (Call 05/01/27)	110	135,787
Series 2, 4.00%, 11/01/27 (Call 05/01/26)	25	28,947
State of Wisconsin RB, Series A, 5.00%, 05/01/27	70	87,893

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Wisconsin (continued)
Wisconsin Department of Transportation RB
Series 1, 5.00%, 07/01/27	$75	$94,701
Series 2, 5.00%, 07/01/31 (Call 07/01/27)	75	92,722

		440,050

Total Municipal Debt Obligations — 98.4% (Cost: $16,530,392)		16,600,740

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Liquidity Funds: MuniCash, 1.04%(b)(c)	53	53,084

Total Short-Term Investments — 0.3% (Cost: $53,083)		53,084

Total Investments in Securities — 98.7% (Cost: $16,583,475)		16,653,824

Other Assets, Less Liabilities — 1.3%		223,481

Net Assets — 100.0%		$16,877,305

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at			Shares Held at					Change in Unrealized
	04/09/19	(a)	Net Activity	10/31/19	Value at		Net Realized		Appreciation
Affiliated Issuer	(000)		(000)	(000)	10/31/19	Income	Gain (Loss)	(b)	(Depreciation)

BlackRock Liquidity Funds: MuniCash	—		53	53	$53,084	$1,157	$(10)		$2

(a)	The Fund commenced operations on April 09, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Municipal Debt Obligations	$—	$16,600,740	$—	$16,600,740
Money Market Funds	53,084	—	—	53,084

	$53,084	$16,600,740	$—	$16,653,824

See notes to financial statements.

92	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 2.2%
Alabama Federal Aid Highway Finance Authority RB, 5.00%, 09/01/28 (Call 09/01/27)	$65	$81,979
City of Huntsville AL GOL, 5.00%, 05/01/28 (Call 11/01/27)	75	94,966
State of Alabama GO
4.00%, 11/01/28 (Call 02/01/26)	20	22,950
5.00%, 11/01/32 (Call 11/01/28)	70	89,088
University of Alabama (The) RB, 5.00%, 07/01/28	200	257,062

		546,045

Arizona — 2.0%
City of Mesa AZ Utility System Revenue RB, 5.00%, 07/01/29 (Call 07/01/28)	50	63,961
City of Phoenix Civic Improvement Corp. RB
5.00%, 07/01/28 (Call 07/01/26)	100	122,330
Series D, 5.00%, 07/01/28 (Call 07/01/27)	15	18,702
Maricopa County Union High School District No. 210-Phoenix GO, 5.00%, 07/01/28 (Call 07/01/27)	25	31,272
Salt River Project Agricultural Improvement & Power District RB
5.00%, 01/01/28 (Call 01/01/27)	150	186,750
5.00%, 01/01/29 (Call 01/01/28)	55	69,893

		492,908

California — 10.6%
Beverly Hills Unified School District CA GO, 0.00%, 08/01/28(a)	35	29,922
California State Public Works Board RB
5.00%, 05/01/28	100	127,545
5.00%, 09/01/28 (Call 09/01/27)	25	31,425
Series C, 5.00%, 11/01/28 (Call 11/01/26)	25	30,817
California State University RB, Series A, 5.00%, 11/01/30 (Call 11/01/28)	35	45,437
Coast Community College District GO, Series D, 5.00%, 08/01/28 (Call 08/01/27)	25	31,936
Long Beach Unified School District GO, 5.00%, 08/01/28 (Call 08/01/26)	45	55,840
Los Angeles Department of Water & Power Power System Revenue RB, Series A, 5.00%, 07/01/32 (Call 01/01/28)	35	44,191
Los Angeles Department of Water RB, 5.00%, 07/01/28 (Call 01/01/26)	35	42,925
Los Angeles Unified School District/CA GO, 5.00%, 07/01/28 (Call 01/01/28)	265	336,264
Metropolitan Water District of Southern California RB, 5.00%, 09/01/28	30	39,414
Napa Valley Community College District GO, 0.00%, 08/01/28 (NPFGC)(a)	100	84,973
North Orange County Community College District/CA GO, Series B, 0.00%, 08/01/28 (NPFGC)(a)	270	230,423
Poway Unified School District GO, 0.00%, 08/01/28(a)	50	42,450
San Francisco Bay Area Rapid Transit District GO, Series A, 5.00%, 08/01/28 (Call 08/01/27)	50	63,999
San Francisco Bay Area Rapid Transit District Sales Tax Revenue RB, 4.00%, 07/01/28 (Call 07/01/26)	50	58,593
San Jose Evergreen Community College District GO, 0.00%, 09/01/28 (AGM)(a)	50	42,554
San Jose Unified School District GO, 0.00%, 08/01/28 (NPFGC)(a)	110	93,876
San Marcos Unified School District GO, 0.00%, 08/01/28(a)	80	67,334
San Mateo County Community College District GO, Series B, 5.00%, 09/01/28	70	92,446
State of California GO
5.00%, 08/01/28	100	128,843

Security	Par (000)	Value

California (continued)
5.00%, 08/01/28 (Call 08/01/26)	$250	$307,495
5.00%, 09/01/28 (Call 09/01/26)	75	92,374
5.00%, 10/01/28	250	323,192
5.00%, 08/01/29 (Call 08/01/28)	135	173,337

		2,617,605

Colorado — 0.4%
Board of Governors of Colorado State University System RB
5.00%, 03/01/29 (Call 03/01/28)	50	63,208
Series C, 5.00%, 03/01/28	15	18,986
Denver City & County School District No. 1 GO, 5.00%, 12/01/28 (Call 12/01/26) (SAW)	20	24,772

		106,966

Connecticut — 2.2%
State of Connecticut GO
5.00%, 09/15/28	50	62,924
5.00%, 09/15/31 (Call 09/15/28)	100	124,122
Series C, 5.00%, 06/15/28	35	43,851
State of Connecticut Special Tax Revenue RB
5.00%, 01/01/28	50	62,166
5.00%, 01/01/29 (Call 01/01/28)	40	49,513
Series A, 5.00%, 09/01/28 (Call 09/01/26)	110	133,488
Series B, 5.00%, 09/01/28 (Call 09/01/26)	50	60,677

		536,741

Delaware — 0.6%
State of Delaware GO
2.13%, 03/01/28 (Call 03/01/26)	15	15,609
5.00%, 02/01/32 (Call 02/01/28)	100	126,412

		142,021

District of Columbia — 0.9%
District of Columbia GO
5.00%, 06/01/28	50	64,017
5.00%, 06/01/28 (Call 06/01/27)	35	43,788
Series D, 5.00%, 06/01/28 (Call 12/01/26)	60	74,396
District of Columbia Water & Sewer Authority RB, 5.00%, 10/01/28 (Call 04/01/27)	25	31,233

		213,434

Florida — 6.8%
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/28 (Call 10/01/26)	10	12,186
County of Miami-Dade FL GO, Series D, 5.00%, 07/01/28 (Call 07/01/26)	25	30,600
County of Miami-Dade FL Water & Sewer System Revenue RB, Series B, 5.00%, 10/01/28 (Call 10/01/27)	150	189,012
Florida Department of Environmental Protection RB, Series A, 5.00%, 07/01/28	60	76,838
Florida’s Turnpike Enterprise RB, 5.00%, 07/01/28	40	51,188
Hillsborough County School Board COP, 5.00%, 07/01/28 (Call 07/01/26)	250	305,470
Orange County School Board COP, Series C, 5.00%, 08/01/28	45	57,597
Palm Beach County School District COP, 5.00%, 08/01/28	110	141,207
State of Florida Department of Transportation RB
5.00%, 07/01/31 (Call 07/01/28)	25	31,693
5.00%, 07/01/32 (Call 07/01/28)	190	239,765
State of Florida GO
4.00%, 07/01/32 (Call 07/01/28)	350	408,131
5.00%, 06/01/30 (Call 06/01/28)	110	139,655

		1,683,342

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 3.0%
City of Atlanta GA Water & Wastewater Revenue RB, 5.00%, 11/01/28 (Call 11/01/27)	$50	$62,987
Forsyth County School District GO, 5.00%, 02/01/30 (Call 02/01/28)	250	317,700
State of Georgia GO
5.00%, 07/01/31 (Call 07/01/28)	100	127,605
Series E, 5.00%, 12/01/28 (Call 12/01/26)	185	229,990

		738,282

Hawaii — 1.1%
City & County of Honolulu HI GO
5.00%, 09/01/28 (Call 09/01/27)	30	37,786
Series A, 5.00%, 09/01/28	15	19,359
County of Maui HI GO, 5.00%, 09/01/28	35	45,171
State of Hawaii GO
5.00%, 01/01/32 (Call 01/01/28)	105	131,046
Series FT, 5.00%, 01/01/31 (Call 01/01/28)	30	37,493

		270,855

Illinois — 1.7%
Chicago O’Hare International Airport RB, Series C, 5.00%, 01/01/28 (Call 01/01/26)	75	89,596
State of Illinois GO
5.00%, 05/01/29 (Call 05/01/28)	150	173,310
Series D, 5.00%, 11/01/28 (Call 11/01/27)	150	171,588

		434,494

Indiana — 1.5%
City of Indianapolis Department of Public Utilities Water System Revenue RB, Series A, 5.00%, 10/01/28	20	25,740
Indiana Finance Authority RB
5.00%, 02/01/28	40	50,971
5.00%, 06/01/28 (Call 12/01/26)	85	105,394
Indianapolis Local Public Improvement Bond Bank RB, 5.00%, 01/01/28 (Call 01/01/26)	160	193,744

		375,849

Iowa — 0.7%
Iowa Finance Authority RB, 5.00%, 08/01/31 (Call 08/01/28)	120	152,154
State of Iowa RB, Series A, 5.00%, 06/01/28 (Call 06/01/26)	20	24,377

		176,531

Kansas — 0.1%
State of Kansas Department of Transportation RB, 5.00%, 09/01/28 (Call 09/01/27)	30	37,811

Louisiana — 1.1%
State of Louisiana GO, Series B, 5.00%, 08/01/28 (Call 08/01/26)	50	61,175
State of Louisiana RB, 5.00%, 09/01/29 (Call 09/01/28)	160	204,234

		265,409

Maine — 0.7%
Maine Municipal Bond Bank RB
5.00%, 09/01/28 (Call 09/01/26)	80	97,485
Series A, 5.00%, 11/01/28	20	25,685
State of Maine GO, Series D, 5.00%, 06/01/28	40	51,437

		174,607

Maryland — 5.5%
City of Baltimore MD GO, 5.00%, 10/15/28	30	38,755
County of Howard MD GO, 5.00%, 08/15/28	60	77,595
County of Montgomery MD GO, 5.00%, 11/01/28	65	84,424
County of Prince George’s MD GOL
4.00%, 07/15/32 (Call 07/15/28)	200	233,672
Series A, 5.00%, 07/15/31 (Call 07/15/28)	100	127,148

Security	Par (000)	Value

Maryland (continued)
State of Maryland Department of Transportation RB
4.00%, 05/01/30 (Call 05/01/28)	$45	$53,177
5.00%, 09/01/28 (Call 09/01/27)	110	138,641
5.00%, 10/01/28 (Call 10/01/26)	60	74,042
State of Maryland GO
5.00%, 03/15/29 (Call 03/15/28)	125	159,479
5.00%, 08/01/29 (Call 08/01/28)	125	160,616
Series A, 5.00%, 03/15/30 (Call 03/15/28)	100	126,926
Washington Suburban Sanitary Commission GO, 5.00%, 06/01/30 (Call 06/01/28)	65	82,822

		1,357,297

Massachusetts — 3.4%
Commonwealth of Massachusetts GOL
5.00%, 05/01/28	100	128,186
Series B, 5.00%, 07/01/28	45	57,881
Series B, 5.00%, 01/01/30 (Call 01/01/28)	85	107,028
Massachusetts Bay Transportation Authority RB, Series A, 5.25%, 07/01/28	250	326,862
Massachusetts Department of Transportation RB, Series A, 0.00%, 01/01/28 (NPFGC)(a)	50	42,604
Massachusetts Health & Educational Facilities Authority RB, 5.25%, 07/01/28	50	65,800
Massachusetts Water Resources Authority RB, 5.00%, 08/01/28 (Call 08/01/26)	100	122,998

		851,359

Michigan — 0.7%
Great Lakes Water Authority Water Supply System Revenue RB, Series C, 5.00%, 07/01/28 (Call 07/01/26)	35	42,273
Michigan Finance Authority RB
5.00%, 10/01/28	45	58,523
5.00%, 10/01/30 (Call 10/01/28)	50	64,136
Series B, 5.00%, 10/01/28 (Call 10/01/26)	15	18,466

		183,398

Minnesota — 1.1%
Metropolitan Council GO, Series C, 4.00%, 03/01/28 (Call 03/01/27)	25	29,433
Minneapolis-St Paul Metropolitan Airports Commission RB, 5.00%, 01/01/28 (Call 01/01/27)	65	80,276
State of Minnesota GO
5.00%, 10/01/28 (Call 10/01/27)	50	63,431
Series A, 5.00%, 08/01/29 (Call 08/01/28)	70	90,276

		263,416

Mississippi — 0.8%
State of Mississippi GO, Series A, 5.00%, 10/01/28 (Call 10/01/27)	150	189,012

Missouri — 0.5%
City of Kansas City MO Sanitary Sewer System Revenue RB, 5.00%, 01/01/29 (Call 01/01/28)	105	132,694

Nebraska — 1.1%
Omaha Public Power District RB, Series A, 5.00%, 02/01/28 (Call 02/01/26)	85	103,078
University of Nebraska Facilities Corp. RB, 5.00%, 07/15/30 (Call 07/15/28)	125	159,387

		262,465

Nevada — 1.9%
County of Clark NV GOL
5.00%, 12/01/30 (Call 12/01/28)	75	95,631

94	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
5.00%, 12/01/31 (Call 12/01/28)	$75	$95,348
County of Clark NV RB, 5.00%, 07/01/28	100	127,691
County of Washoe NV RB, 5.00%, 02/01/28	30	38,121
State of Nevada GOL, Series A, 5.00%, 04/01/28	40	50,968
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/30 (Call 06/01/28)	50	63,233

		470,992

New Hampshire — 0.3%
State of New Hampshire GO, 5.00%, 12/01/31 (Call 12/01/28)	50	63,854

New Jersey — 2.0%
New Jersey Economic Development Authority RB, 5.00%, 06/15/28	60	71,686
New Jersey Transportation Trust Fund Authority RB, Series A, 5.00%, 06/15/28 (Call 06/15/26)	100	117,784
New Jersey Turnpike Authority RB
5.00%, 01/01/29 (Call 01/01/28)	100	125,764
5.00%, 01/01/32 (Call 01/01/28)	155	191,589

		506,823

New York — 10.8%
City of New York NY GO
5.00%, 08/01/28 (Call 02/01/26)	200	241,272
Series A, 5.00%, 08/01/28 (Call 08/01/27)	25	31,245
Series C, 5.00%, 08/01/28 (Call 02/01/27)	65	80,246
Series C, 5.00%, 08/01/29 (Call 02/01/28)	150	188,591
Metropolitan Transportation Authority RB
Series B, 5.00%, 11/15/28	60	76,067
Series C-1, 5.00%, 11/15/29 (Call 05/15/28)	260	324,132
New York City Transitional Finance Authority Building Aid Revenue RB
5.00%, 07/15/28 (SAW)	35	44,765
5.00%, 07/15/31 (Call 07/15/28) (SAW)	100	126,131
Series S-4A, 5.00%, 07/15/31 (Call 07/15/28) (SAW)	90	113,518
New York City Transitional Finance Authority Future Tax Secured Revenue RB
Series A1, 5.00%, 08/01/32 (Call 08/01/28)	50	62,780
Series C-1, 5.00%, 11/01/28	25	32,446
New York City Water & Sewer System RB, 5.00%, 06/15/28 (Call 06/15/27)	25	31,612
New York State Dormitory Authority RB
5.00%, 02/15/28 (Call 02/15/27)	70	86,791
5.00%, 02/15/28 (Call 08/15/27)	300	376,623
5.00%, 03/15/28 (Call 09/15/26)	30	36,906
5.00%, 03/15/29 (Call 03/15/28)	100	126,416
5.00%, 03/15/32 (Call 03/15/28)	40	49,805
Series A, 5.00%, 03/15/28	50	64,022
Series A, 5.00%, 03/15/31 (Call 03/15/28)	40	50,020
Series C, 5.00%, 03/15/31 (Call 03/15/28)	40	50,020
Series C, 5.00%, 03/15/32 (Call 03/15/28)	60	74,707
New York State Environmental Facilities Corp. RB, 5.00%, 06/15/28 (Call 06/15/27)	15	19,004
New York State Urban Development Corp. RB, 5.00%, 03/15/28 (Call 09/15/27)	100	125,764
Port Authority of New York & New Jersey RB, 5.00%, 09/01/32 (Call 09/01/28)	100	126,308
Triborough Bridge & Tunnel Authority RB, 0.00%, 11/15/28(a)	155	128,958

		2,668,149

North Carolina — 1.4%
City of Charlotte NC GO, 5.00%, 06/01/28	100	129,245

Security	Par (000)	Value

North Carolina (continued)
County of Guilford NC GO, Series B, 5.00%, 05/01/28 (Call 05/01/27)	$100	$125,772
North Carolina State University at Raleigh RB, 5.00%, 10/01/28	50	65,026
State of North Carolina GO, Series A, 5.00%, 06/01/28	20	25,868

		345,911

Ohio — 4.5%
City of Columbus OH GO, 5.00%, 04/01/31 (Call 10/01/28)	300	381,891
Ohio Turnpike & Infrastructure Commission RB, 5.00%, 02/15/28 (Call 02/15/27)	25	31,016
State of Ohio GO
5.00%, 05/01/28 (Call 05/01/26)	260	317,730
5.00%, 05/01/32 (Call 05/01/28)	50	63,258
State of Ohio RB
5.00%, 04/01/28	115	145,082
5.00%, 12/01/28 (Call 12/01/26)	135	165,991

		1,104,968

Oklahoma — 0.4%
Oklahoma Capitol Improvement Authority RB, 5.00%, 07/01/28	25	31,830
Oklahoma Department of Transportation RB, 5.00%, 09/01/28	50	64,148

		95,978

Oregon — 0.7%
City of Portland OR GOL, 5.00%, 06/15/29 (Call 06/15/28)	100	128,374
State of Oregon GO, 5.00%, 05/01/28	40	51,238

		179,612

Pennsylvania — 2.0%
Commonwealth of Pennsylvania GO
5.00%, 09/15/28 (Call 09/15/26)	250	304,175
Series 1, 5.00%, 02/01/28 (Call 02/01/26)	140	168,293
Pittsburgh Water & Sewer Authority RB, 5.00%, 09/01/28 (Call 09/01/27) (AGM)	30	37,384

		509,852

Rhode Island — 0.2%
State of Rhode Island GO, 5.00%, 08/01/28 (Call 08/01/27)	50	62,573

Tennessee — 1.0%
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, 5.00%, 05/15/28 (Call 05/15/27)	60	75,091
Metropolitan Government of Nashville & Davidson County TN GO, 5.00%, 07/01/32 (Call 07/01/28)	25	31,525
State of Tennessee GO, 5.00%, 02/01/32 (Call 02/01/28)	75	94,610
Tennessee State School Bond Authority RB, Series A, 5.00%, 11/01/28 (Call 11/01/27)	35	44,331

		245,557

Texas — 14.3%
Aldine Independent School District GO, 5.00%, 02/15/28 (Call 02/15/27) (PSF)	55	68,022
Alvin Independent School District/TX GO, 5.00%, 02/15/28 (Call 02/15/26) (PSF)	70	84,638
Austin Independent School District GO
5.00%, 08/01/28 (Call 08/01/26) (PSF)	100	122,709
5.00%, 08/01/31 (Call 08/01/28) (PSF)	200	252,848
City of Austin TX Water & Wastewater System Revenue RB, 5.00%, 11/15/28 (Call 11/15/26)	25	30,748
City of Dallas TX Waterworks & Sewer System Revenue RB, 5.00%, 10/01/28 (Call 10/01/27)	150	188,758
City of Houston TX Combined Utility System Revenue RB
0.00%, 12/01/28 (AGM)(a)	120	100,894
Series B, 5.00%, 11/15/28 (Call 11/15/27)	55	69,147
City of Lewisville TX GOL, 5.00%, 02/15/30 (Call 02/15/28)	75	94,447

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of San Antonio TX Electric & Gas Systems Revenue RB, 5.00%, 02/01/28 (Call 08/01/26)	$100	$122,748
City of San Antonio TX GOL, 5.00%, 08/01/28 (Call 08/01/27)	55	69,104
Fort Bend Independent School District GO
5.00%, 08/15/28 (PSF)	50	64,377
Series B, 4.00%, 02/15/32 (Call 02/15/28) (PSF)	35	40,483
Frisco Independent School District GO, 5.00%, 08/15/28 (PSF)	300	385,974
Grand Parkway Transportation Corp. RB, 5.00%, 10/01/30 (Call 04/01/28)	60	75,374
Grand Prairie Independent School District GO, Series A, 5.00%, 02/15/28 (Call 08/15/26) (PSF)	50	61,356
Harris County Toll Road Authority (The) RB, Series A, 5.00%, 08/15/32 (Call 02/15/28)	105	130,237
Killeen Independent School District GO, 5.00%, 02/15/30 (Call 02/15/28) (PSF)	55	69,067
Klein Independent School District GO, 5.00%, 08/01/28 (Call 08/01/26) (PSF)	65	79,528
Laredo Independent School District GO, 5.00%, 08/01/28 (Call 08/01/27) (PSF)	100	125,311
Lone Star College System GOL, 5.00%, 02/15/28 (Call 02/15/26)	15	18,137
North Texas Municipal Water District RB, 5.00%, 06/01/28 (Call 06/01/26)	95	115,989
North Texas Tollway Authority RB, Series B, 5.00%, 01/01/28	150	188,051
Northside Independent School District GO, 5.00%, 08/15/28 (Call 08/15/27) (PSF)	75	94,186
Richardson Independent School District GO, 5.00%, 02/15/30 (Call 02/15/28) (PSF)	200	252,564
San Antonio Independent School District/TX GO, 5.00%, 08/15/32 (Call 08/15/28) (PSF)	200	251,666
Spring Independent School District GO, 5.00%, 08/15/32 (Call 08/15/28) (PSF)	45	56,666
Temple Independent School District/TX GO, 4.00%, 02/01/28 (Call 02/01/27) (PSF)	110	128,341
Texas Water Development Board RB
5.00%, 10/15/29 (Call 10/15/28)	35	44,872
5.00%, 10/15/31 (Call 10/15/28)	110	139,513
Series B, 5.00%, 04/15/31 (Call 10/15/28)	25	31,753

		3,557,508

Utah — 0.7%
City of Provo UT GO, 5.00%, 02/01/30 (Call 08/01/28)	100	127,678
Utah Water Finance Agency RB, Series A, 5.00%, 03/01/28 (Call 03/01/27)	35	43,438

		171,116

Virginia — 3.1%
Commonwealth of Virginia GO, 5.00%, 06/01/30 (Call 06/01/28)	195	250,632
County of Fairfax VA GO, 5.00%, 10/01/28 (Call 04/01/28) (SAW)	25	32,184
Virginia College Building Authority RB, 5.00%, 02/01/28	55	70,232
Virginia Commonwealth Transportation Board RB, 5.00%, 03/15/32 (Call 09/15/28)	85	108,099
Virginia Public School Authority RB
5.00%, 03/01/28 (SAW)	20	25,548
5.00%, 08/01/28 (Call 08/01/27) (SAW)	150	188,715
Virginia Resources Authority RB, Series A, 5.00%, 11/01/28	80	103,282

		778,692

Washington — 4.1%
Auburn School District No. 408 of King & Pierce Counties GO, 5.00%, 12/01/28 (Call 12/01/27) (GTD)	30	37,930

Security	Par/ Shares (000)	Value

Washington (continued)
City of Everett WA Water & Sewer Revenue RB, 5.00%, 12/01/28 (Call 12/01/26)	$25	$30,928
City of Seattle WA Drainage & Wastewater Revenue RB, 4.00%, 07/01/28 (Call 07/01/27)	25	29,531
City of Seattle WA Municipal Light & Power Revenue RB
4.00%, 10/01/28 (Call 10/01/26)	30	34,840
5.00%, 04/01/28 (Call 04/01/26)	35	42,614
City of Tacoma WA Electric System Revenue RB, 5.00%, 01/01/28 (Call 01/01/27)	30	37,120
Clark County School District No. 37 Vancouver GO, 5.00%, 12/01/28 (GTD)	25	32,447
County of King WA Sewer Revenue RB, 5.00%, 07/01/29 (Call 07/01/28)	110	140,816
Energy Northwest RB
5.00%, 07/01/28	250	320,625
5.00%, 07/01/28 (Call 07/01/27)	20	25,100
King County School District No. 405 Bellevue GO, 5.00%, 12/01/28 (Call 12/01/26) (GTD)	10	12,348
State of Washington GO
5.00%, 08/01/28 (Call 08/01/26)	50	61,282
5.00%, 02/01/30 (Call 02/01/28)	60	75,559
5.00%, 02/01/31 (Call 02/01/28)	65	81,485
Series C, 0.00%, 06/01/28 (NPFGC)(a)	75	64,630

		1,027,255

West Virginia — 1.9%
State of West Virginia GO
5.00%, 06/01/28	60	77,155
5.00%, 12/01/32 (Call 06/01/28)	75	94,350
West Virginia Commissioner of Highways RB, 5.00%, 09/01/28 (Call 09/01/27)	160	200,050
West Virginia State School Building Authority Lottery Revenue RB, 5.00%, 07/01/30 (Call 07/01/28)	75	94,462

		466,017

Wisconsin — 0.7%
State of Wisconsin GO
5.00%, 11/01/28 (Call 05/01/26)	50	61,153
Series 3, 5.00%, 11/01/28 (Call 05/01/27)	85	106,183

		167,336

Total Municipal Debt Obligations — 98.7% (Cost: $24,424,404)		24,474,734

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Liquidity Funds: MuniCash, 1.04%(b)(c)	59	59,038

Total Short-Term Investments — 0.2% (Cost: $59,033)		59,038

Total Investments in Securities — 98.9% (Cost: $24,483,437)		24,533,772

Other Assets, Less Liabilities — 1.1%		262,322

Net Assets — 100.0%		$24,796,094

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

96	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBonds® Dec 2028 Term Muni Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the period ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at			Shares Held at					Change in Unrealized
	04/16/19	(a)	Net Activity	10/31/19	Value at		Net Realized		Appreciation
Affiliated Issuer	(000)		(000)	(000)	10/31/19	Income	Gain (Loss)	(b)	(Depreciation)

BlackRock Liquidity Funds: MuniCash	—		59	59	$59,038	$1,586	$254		$5

(a)	The Fund commenced operations on April 16, 2019.
(b)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Municipal Debt Obligations	$—	$24,474,734	$—	$24,474,734
Money Market Funds	59,038	—	—	59,038

	$59,038	$24,474,734	$—	$24,533,772

See notes to financial statements.

SCHEDULES OF INVESTMENTS	97

Statements of Assets and Liabilities

October 31, 2019

	iShares iBonds Dec 2021 Term Muni Bond ETF	iShares iBonds Dec 2022 Term Muni Bond ETF	iShares iBonds Dec 2023 Term Muni Bond ETF	iShares iBonds Dec 2024 Term Muni Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$294,957,350	$325,328,339	$212,455,962	$102,598,315
Affiliated(b)	387,069	337,426	280,733	210,182
Receivables:
Capital shares sold	—	1,308,059	—	2,638,214
Dividends	629	551	724	747
Interest	3,904,360	4,174,159	2,671,629	1,189,582

Total assets	299,249,408	331,148,534	215,409,048	106,637,040

LIABILITIES
Payables:
Investments purchased	—	1,465,825	—	2,407,759
Investment advisory fees	45,416	49,800	32,566	15,096

Total liabilities	45,416	1,515,625	32,566	2,422,855

NET ASSETS	$299,203,992	$329,632,909	$215,376,482	$104,214,185

NET ASSETS CONSIST OF:
Paid-in capital	$296,728,778	$324,917,266	$210,650,520	$101,715,492
Accumulated earnings	2,475,214	4,715,643	4,725,962	2,498,693

NET ASSETS	$299,203,992	$329,632,909	$215,376,482	$104,214,185

Shares outstanding	11,600,000	12,600,000	8,350,000	3,950,000

Net asset value	$25.79	$26.16	$25.79	$26.38

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$292,833,226	$321,005,198	$208,010,814	$100,212,690
(b) Investments, at cost — Affiliated	$387,052	$337,413	$280,731	$210,161

See notes to financial statements.

98	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

October 31, 2019

	iShares iBonds Dec 2025 Term Muni Bond ETF	iShares iBonds Dec 2026 Term Muni Bond ETF	iShares iBonds Dec 2027 Term Muni Bond ETF	iShares iBonds Dec 2028 Term Muni Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$42,818,285	$20,336,799	$16,600,740	$24,474,734
Affiliated(b)	113,317	81,827	53,084	59,038
Receivables:
Capital shares sold	—	2,589,517	1,298,925	—
Dividends	377	277	346	201
Interest	481,737	240,995	177,695	265,895

Total assets	43,413,716	23,249,415	18,130,790	24,799,868

LIABILITIES
Payables:
Investments purchased	—	2,535,320	1,251,242	—
Investment advisory fees	6,424	2,689	2,243	3,774

Total liabilities	6,424	2,538,009	1,253,485	3,774

NET ASSETS	$43,407,292	$20,711,406	$16,877,305	$24,796,094

NET ASSETS CONSIST OF:
Paid-in capital	$42,377,801	$20,610,579	$16,795,266	$24,726,431
Accumulated earnings	1,029,491	100,827	82,039	69,663

NET ASSETS	$43,407,292	$20,711,406	$16,877,305	$24,796,094

Shares outstanding	1,600,000	800,000	650,000	950,000

Net asset value	$27.13	$25.89	$25.97	$26.10

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$41,838,831	$20,251,229	$16,530,392	$24,424,404
(b) Investments, at cost — Affiliated	$113,307	$81,825	$53,083	$59,033

See notes to financial statements.

FINANCIAL STATEMENTS	99

Statements of Operations

Period Ended October 31, 2019

	iShares iBonds Dec 2021 Term Muni Bond ETF	iShares iBonds Dec 2022 Term Muni Bond ETF	iShares iBonds Dec 2023 Term Muni Bond ETF	iShares iBonds Dec 2024 Term Muni Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$7,195	$8,931	$7,452	$6,920
Interest — Unaffiliated	4,441,754	4,867,399	3,141,935	1,179,499

Total investment income	4,448,949	4,876,330	3,149,387	1,186,419

EXPENSES
Investment advisory fees	487,347	503,409	293,338	105,314

Total expenses	487,347	503,409	293,338	105,314

Net investment income	3,961,602	4,372,921	2,856,049	1,081,105

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(5,989)	(1,933)	204	481
Investments — Affiliated	187	14	337	345

Net realized gain (loss)	(5,802)	(1,919)	541	826

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	5,734,123	8,726,103	6,305,300	2,614,038
Investments — Affiliated	17	13	2	21

Net change in unrealized appreciation (depreciation)	5,734,140	8,726,116	6,305,302	2,614,059

Net realized and unrealized gain	5,728,338	8,724,197	6,305,843	2,614,885

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,689,940	$13,097,118	$9,161,892	$3,695,990

See notes to financial statements.

100	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Period Ended October 31, 2019

	iShares iBonds Dec 2025 Term Muni Bond		iShares iBonds Dec 2026 Term Muni	iShares iBonds Dec 2027 Term Muni	iShares iBonds Dec 2028 Term Muni
	ETF	(a)	Bond ETF (b)	Bond ETF (c)	Bond ETF	(d)

INVESTMENT INCOME
Dividends — Affiliated	$3,374		$1,260	$1,157	$1,586
Interest — Unaffiliated	404,204		77,242	73,593	81,835

Total investment income	407,578		78,502	74,750	83,421

EXPENSES
Investment advisory fees	37,810		8,813	7,864	9,012

Total expenses	37,810		8,813	7,864	9,012

Net investment income	369,768		69,689	66,886	74,409

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(63)		—	—	—
Investments — Affiliated	115		(268)	(10)	254

Net realized gain (loss)	52		(268)	(10)	254

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	979,454		85,570	70,347	50,330
Investments — Affiliated	10		2	2	5

Net change in unrealized appreciation (depreciation)	979,464		85,572	70,349	50,335

Net realized and unrealized gain	979,516		85,304	70,339	50,589

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,349,284		$154,993	$137,225	$124,998

(a)	For the period from November 13, 2018 (commencement of operations) to October 31, 2019.
(b)	For the period from April 02, 2019 (commencement of operations) to October 31, 2019.
(c)	For the period from April 09, 2019 (commencement of operations) to October 31, 2019.
(d)	For the period from April 16, 2019 (commencement of operations) to October 31, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	101

Statements of Changes in Net Assets

	iShares iBonds Dec 2021 Term Muni Bond ETF		iShares iBonds Dec 2022 Term Muni Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,961,602	$2,502,048	$4,372,921	$2,925,546
Net realized loss	(5,802)	(7,071)	(1,919)	(3,574)
Net change in unrealized appreciation (depreciation)	5,734,140	(3,847,567)	8,726,116	(4,872,777)

Net increase (decrease) in net assets resulting from operations	9,689,940	(1,352,590)	13,097,118	(1,950,805)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,841,415)	(2,379,884)	(4,236,513)	(2,796,915)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	62,595,833	74,757,120	88,069,231	84,213,367

NET ASSETS
Total increase in net assets	68,444,358	71,024,646	96,929,836	79,465,647
Beginning of year	230,759,634	159,734,988	232,703,073	153,237,426

End of year	$299,203,992	$230,759,634	$329,632,909	$232,703,073

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

102	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2023 Term Muni Bond ETF		iShares iBonds Dec 2024 Term Muni Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Period From 03/20/18 to 10/31/18 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,856,049	$1,089,513	$1,081,105	$138,846
Net realized gain (loss)	541	(2,382)	826	3
Net change in unrealized appreciation (depreciation)	6,305,302	(1,771,587)	2,614,059	(228,413)

Net increase (decrease) in net assets resulting from operations	9,161,892	(684,456)	3,695,990	(89,564)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(2,717,263)	(960,924)	(1,000,491)	(107,242)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	92,954,868	92,215,282	77,864,527	23,850,965

NET ASSETS
Total increase in net assets	99,399,497	90,569,902	80,560,026	23,654,159
Beginning of period	115,976,985	25,407,083	23,654,159	—

End of period	$215,376,482	$115,976,985	$104,214,185	$23,654,159

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	103

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2025 Term Muni Bond ETF		iShares iBonds Dec 2026 Term Muni Bond ETF	iShares iBonds Dec 2027 Term Muni Bond ETF	iShares iBonds Dec 2028 Term Muni Bond ETF
	Period From 11/13/18 to 10/31/19	(a)	Period From 04/02/19 to 10/31/19 (a)	Period From 04/09/19 to 10/31/19 (a)	Period From 04/16/19 to 10/31/19	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$369,768		$69,689	$66,886	$74,409
Net realized gain (loss)	52		(268)	(10)	254
Net change in unrealized appreciation (depreciation)	979,464		85,572	70,349	50,335

Net increase in net assets resulting from operations	1,349,284		154,993	137,225	124,998

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders		(319,793)	(54,166)	(55,186)		(55,335)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	42,377,801		20,610,579	16,795,266	24,726,431

NET ASSETS
Total increase in net assets	43,407,292		20,711,406	16,877,305	24,796,094
Beginning of period	—		—	—	—

End of period	$43,407,292		$20,711,406	$16,877,305	$24,796,094

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

104	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds Dec 2021 Term Muni Bond ETF
									Period From
	Year Ended		Year Ended		Year Ended		Year Ended		09/01/15	(a)
	10/31/19		10/31/18		10/31/17		10/31/16		to 10/31/15

Net asset value, beginning of period	$25.22		$25.76		$25.84		$25.47		$25.00

Net investment income(b)	0.37		0.34		0.32		0.32		0.06
Net realized and unrealized gain (loss)(c)	0.57		(0.55)		(0.10)		0.37		0.47

Net increase (decrease) from investment operations	0.94		(0.21)		0.22		0.69		0.53

Distributions(d)
From net investment income	(0.37)		(0.33)		(0.30)		(0.32)			(0.05)
Return of capital	—		—		—		—			(0.01)

Total distributions	(0.37)		(0.33)		(0.30)		(0.32)			(0.06)

Net asset value, end of period	$25.79		$25.22		$25.76		$25.84		$25.47

Total Return
Based on net asset value	3.74%		(0.83)%		0.86%		2.73%		2.12	%(e)

Ratios to Average Net Assets
Total expenses	0.18%		0.18%		0.18%		0.25%		0.30	%(f)

Total expenses after fees waived	0.18%		0.18%		0.18%		0.18%		0.18	%(f)

Net investment income	1.46%		1.34%		1.24%		1.23%		1.55	%(f)

Supplemental Data
Net assets, end of period (000)	$299,204		$230,760		$159,735		$68,483		$7,640

Portfolio turnover rate(g)	0	%(h)	0	%(h)	0	%(h)	0	%(h)	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2022 Term Muni Bond ETF
								Period From
	Year Ended		Year Ended		Year Ended	Year Ended		09/01/15	(a)
	10/31/19		10/31/18		10/31/17	10/31/16		to 10/31/15

Net asset value, beginning of period	$25.29		$25.97		$26.12	$25.46		$25.00

Net investment income(b)	0.41		0.39		0.37	0.35		0.07
Net realized and unrealized gain (loss)(c)	0.86		(0.70)		(0.17)	0.67		0.46

Net increase (decrease) from investment operations	1.27		(0.31)		0.20	1.02		0.53

Distributions(d)
From net investment income	(0.40)		(0.37)		(0.35)	(0.36)			(0.07)
Return of capital	—		—		—	—		(0.00	)(e)

Total distributions	(0.40)		(0.37)		(0.35)	(0.36)			(0.07)

Net asset value, end of period	$26.16		$25.29		$25.97	$26.12		$25.46

Total Return
Based on net asset value	5.04%		(1.18)%		0.78%	4.02%		2.11	%(f)

Ratios to Average Net Assets
Total expenses	0.18%		0.18%		0.18%	0.25%		0.30	%(g)

Total expenses after fees waived	0.18%		0.18%		0.18%	0.18%		0.18	%(g)

Net investment income	1.56%		1.52%		1.43%	1.35%		1.77	%(g)

Supplemental Data
Net assets, end of period (000)	$329,633		$232,703		$153,237	$56,164		$5,091

Portfolio turnover rate(h)	0	%(i)	0	%(i)	1%	0	%(i)	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)	Rounds to less than 1%.

See notes to financial statements.

106	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2023 Term Muni Bond ETF
					Period From
	Year Ended		Year Ended		04/11/17	(a)
	10/31/19		10/31/18		to 10/31/17

Net asset value, beginning of period	$24.68		$25.41		$25.00

Net investment income(b)	0.45		0.43		0.20
Net realized and unrealized gain (loss)(c)	1.10		(0.78)		0.38

Net increase (decrease) from investment operations	1.55		(0.35)		0.58

Distributions(d)
From net investment income		(0.44)	(0.38)			(0.17)

Total distributions		(0.44)	(0.38)			(0.17)

Net asset value, end of period	$25.79		$24.68		$25.41

Total Return
Based on net asset value		6.31%	(1.37)%		2.32	%(e)

Ratios to Average Net Assets
Total expenses		0.18%	0.18%		0.18	%(f)

Net investment income		1.75%	1.72%		1.40	%(f)

Supplemental Data
Net assets, end of period (000)	$215,376		$115,977		$25,407

Portfolio turnover rate(g)	0	%(h)	0	%(h)	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	107

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2024 Term Muni Bond ETF
			Period From
	Year Ended		03/20/18	(a)
	10/31/19		to 10/31/18

Net asset value, beginning of period	$24.90		$24.98

Net investment income(b)	0.48		0.32
Net realized and unrealized gain (loss)(c)	1.48			(0.15)

Net increase from investment operations	1.96		0.17

Distributions(d)
From net investment income		(0.48)		(0.25)

Total distributions		(0.48)		(0.25)

Net asset value, end of period	$26.38		$24.90

Total Return
Based on net asset value		7.91%	0.70	%(e)

Ratios to Average Net Assets
Total expenses		0.18%	0.18	%(f)

Net investment income		1.85%	2.08	%(f)

Supplemental Data
Net assets, end of period (000)	$104,214		$23,654

Portfolio turnover rate(g)	0	%(h)	0	%(e)(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Rounds to less than 1%.

See notes to financial statements.

108	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares iBonds
	Dec 2025
	Term Muni Bond ETF
	Period From 11/13/18 to 10/31/19	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.46
Net realized and unrealized gain(c)	2.08

Net increase from investment operations	2.54

Distributions(d)
From net investment income		(0.41)

Total distributions		(0.41)

Net asset value, end of period	$27.13

Total Return
Based on net asset value	10.22	%(e)

Ratios to Average Net Assets
Total expenses	0.18	%(f)

Net investment income	1.76	%(f)

Supplemental Data
Net assets, end of period (000)	$43,407

Portfolio turnover rate(g)	0	%(e)(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	109

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares iBonds
	Dec 2026
	Term Muni Bond ETF
	Period From 04/02/19 to 10/31/19	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.21
Net realized and unrealized gain(c)	0.87

Net increase from investment operations	1.08

Distributions(d)
From net investment income		(0.19)

Total distributions		(0.19)

Net asset value, end of period	$25.89

Total Return
Based on net asset value	4.28	%(e)

Ratios to Average Net Assets
Total expenses	0.18	%(f)

Net investment income	1.42	%(f)

Supplemental Data
Net assets, end of period (000)	$20,711

Portfolio turnover rate(g)	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

110	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares iBonds
	Dec 2027
	Term Muni Bond ETF
	Period From 04/09/19 to 10/31/19	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.22
Net realized and unrealized gain(c)	0.95

Net increase from investment operations	1.17

Distributions(d)
From net investment income		(0.20)

Total distributions		(0.20)

Net asset value, end of period	$25.97

Total Return
Based on net asset value	4.63	%(e)

Ratios to Average Net Assets
Total expenses	0.18	%(f)

Net investment income	1.53	%(f)

Supplemental Data
Net assets, end of period (000)	$16,877

Portfolio turnover rate(g)	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares iBonds
	Dec 2028
	Term Muni Bond ETF
	Period From 04/16/18 to 10/31/19	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.21
Net realized and unrealized gain(c)	1.08

Net increase from investment operations	1.29

Distributions(d)
From net investment income		(0.19)

Total distributions		(0.19)

Net asset value, end of period	$26.10

Total Return
Based on net asset value	5.15	%(e)

Ratios to Average Net Assets
Total expenses	0.18	%(f)

Net investment income	1.49	%(f)

Supplemental Data
Net assets, end of period (000)	$24,796

Portfolio turnover rate(g)	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

112	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Dec 2021 Term Muni Bond	Diversified
iBonds Dec 2022 Term Muni Bond	Diversified
iBonds Dec 2023 Term Muni Bond	Non-diversified
iBonds Dec 2024 Term Muni Bond	Non-diversified
iBonds Dec 2025 Term Muni Bond(a)	Non-diversified
iBonds Dec 2026 Term Muni Bond(b)	Non-diversified
iBonds Dec 2027 Term Muni Bond(c)	Non-diversified
iBonds Dec 2028 Term Muni Bond(d)	Non-diversified

(a)	The Fund commenced operations on November 13, 2018.
(b)	The Fund commenced operations on April 02, 2019.
(c)	The Fund commenced operations on April 09, 2019.
(d)	The Fund commenced operations on April 16, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.18%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

114	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

5.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
iBonds Dec 2021 Term Muni Bond	$70,120,492	$1,047,786
iBonds Dec 2022 Term Muni Bond	95,025,860	898,170
iBonds Dec 2023 Term Muni Bond	95,468,554	21,892
iBonds Dec 2024 Term Muni Bond	77,879,985	23,108
iBonds Dec 2025 Term Muni Bond	42,286,974	29,112
iBonds Dec 2026 Term Muni Bond	20,360,503	—
iBonds Dec 2027 Term Muni Bond	16,622,953	—
iBonds Dec 2028 Term Muni Bond	24,526,328	—

There were no in-kind transactions for the year ended October 31, 2019.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18

iBonds Dec 2021 Term Muni Bond
Tax-exempt income	$3,840,107	$2,378,420
Ordinary income	1,308	1,464

	$3,841,415	$2,379,884

iBonds Dec 2022 Term Muni Bond
Tax-exempt income	$4,236,273	$2,796,661
Ordinary income	240	254

	$4,236,513	$2,796,915

iBonds Dec 2023 Term Muni Bond
Tax-exempt income	$2,717,263	$960,887
Ordinary income	—	37

	$2,717,263	$960,924

iBonds Dec 2024 Term Muni Bond
Tax-exempt income	$1,000,238	$107,242
Ordinary income	253	—

	$1,000,491	$107,242

iShares ETF	Period Ended 10/31/19

iBonds Dec 2025 Term Muni Bond
Tax-exempt income	$319,793

iBonds Dec 2026 Term Muni Bond
Tax-exempt income	$54,166

iBonds Dec 2027 Term Muni Bond
Tax-exempt income	$55,186

iBonds Dec 2028 Term Muni Bond
Tax-exempt income	$55,335

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements  (continued)

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
iBonds Dec 2021 Term Muni Bond	$—	$366,768	$—	$(15,289)	$2,123,735		$2,475,214
iBonds Dec 2022 Term Muni Bond	—	402,782	—	(9,973)	4,322,834		4,715,643
iBonds Dec 2023 Term Muni Bond	—	282,695	—	(1,827)	4,445,094		4,725,962
iBonds Dec 2024 Term Muni Bond	826	112,218	3	—	2,385,646		2,498,693
iBonds Dec 2025 Term Muni Bond	65	49,975	—	—	979,451		1,029,491
iBonds Dec 2026 Term Muni Bond	—	15,523	—	(254)	85,558		100,827
iBonds Dec 2027 Term Muni Bond	—	11,700	—	(3)	70,342		82,039
iBonds Dec 2028 Term Muni Bond	254	19,074	—	—	50,335		69,663

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds Dec 2021 Term Muni Bond	$293,220,684	$2,195,937	$(72,202)	$2,123,735
iBonds Dec 2022 Term Muni Bond	321,342,931	4,337,819	(14,985)	4,322,834
iBonds Dec 2023 Term Muni Bond	208,291,601	4,472,823	(27,729)	4,445,094
iBonds Dec 2024 Term Muni Bond	100,422,851	2,420,453	(34,807)	2,385,646
iBonds Dec 2025 Term Muni Bond	41,952,151	1,011,368	(31,917)	979,451
iBonds Dec 2026 Term Muni Bond	20,333,068	149,927	(64,369)	85,558
iBonds Dec 2027 Term Muni Bond	16,583,482	171,436	(101,094)	70,342
iBonds Dec 2028 Term Muni Bond	24,483,437	166,608	(116,273)	50,335

7. PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

116	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a municipal bond fund concentrates its investments in issuers located in a single state, it assumes the risk that economic, regulatory, political or social conditions affecting that state could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

8.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount
iBonds Dec 2021 Term Muni Bond
Shares sold	2,500,000	$63,870,849	2,950,000	$ 74,757,120
Shares redeemed	(50,000)	(1,275,016)	—	—

Net increase	2,450,000	$62,595,833	2,950,000	$ 74,757,120

iBonds Dec 2022 Term Muni Bond
Shares sold	3,400,000	$88,069,231	3,300,000	$ 84,213,367

iBonds Dec 2023 Term Muni Bond
Shares sold	3,650,000	$92,954,868	3,700,000	$ 92,215,282

iBonds Dec 2024 Term Muni Bond
Shares sold	3,000,000	$77,864,527	950,000	$ 23,850,965

			Period Ended 10/31/19
iShares ETF			Shares	Amount
iBonds Dec 2025 Term Muni Bond
Shares sold			1,600,000	$42,377,801

iBonds Dec 2026 Term Muni Bond
Shares sold			800,000	$20,610,579

iBonds Dec 2027 Term Muni Bond
Shares sold			650,000	$16,795,266

iBonds Dec 2028 Term Muni Bond
Shares sold			950,000	$24,726,431

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements  (continued)

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

118	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares iBonds Dec 2021 Term Muni Bond ETF,

iShares iBonds Dec 2022 Term Muni Bond ETF, iShares iBonds Dec 2023 Term Muni Bond ETF,

iShares iBonds Dec 2024 Term Muni Bond ETF, iShares iBonds Dec 2025 Term Muni Bond ETF,

iShares iBonds Dec 2026 Term Muni Bond ETF, iShares iBonds Dec 2027 Term Muni Bond ETF,

and iShares iBonds Dec 2028 Term Muni Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBonds Dec 2021 Term Muni Bond ETF, iShares iBonds Dec 2022 Term Muni Bond ETF, iShares iBonds Dec 2023 Term Muni Bond ETF, iShares iBonds Dec 2024 Term Muni Bond ETF, iShares iBonds Dec 2025 Term Muni Bond ETF, iShares iBonds Dec 2026 Term Muni Bond ETF, iShares iBonds Dec 2027 Term Muni Bond ETF, and iShares iBonds Dec 2028 Term Muni Bond ETF (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares iBonds Dec 2021 Term Muni Bond ETF, iShares iBonds Dec 2022 Term Muni Bond ETF and iShares iBonds Dec 2023 Term Muni Bond ETF: statements of operations for the year ended October 31, 2019 and statements of changes in net assets for each of the two years in the period ended October 31, 2019.
iShares iBonds Dec 2024 Term Muni Bond ETF: statement of operations for the year ended October 31, 2019 and statement of changes in net assets for the year ended October 31, 2019 and the period March 20, 2018 (commencement of operations) to October 31, 2018.
iShares iBonds Dec 2025 Term Muni Bond ETF: statements of operations and changes in net assets for the period November 13, 2018 (commencement of operations) through October 31, 2019.
iShares iBonds Dec 2026 Term Muni Bond ETF: statements of operations and changes in net assets for the period April 2, 2019 (commencement of operations) through October 31, 2019.
iShares iBonds Dec 2027 Term Muni Bond ETF: statements of operations and changes in net assets for the period April 9, 2019 (commencement of operations) through October 31, 2019.
iShares iBonds Dec 2028 Term Muni Bond ETF : statements of operations and changes in net assets for the period April 16, 2019 (commencement of operations) through October 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	119

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
iBonds Dec 2021 Term Muni Bond	$3,961,602
iBonds Dec 2022 Term Muni Bond	4,372,921
iBonds Dec 2023 Term Muni Bond	2,856,049
iBonds Dec 2024 Term Muni Bond	1,081,105
iBonds Dec 2025 Term Muni Bond	369,768
iBonds Dec 2026 Term Muni Bond	69,689
iBonds Dec 2027 Term Muni Bond	66,886
iBonds Dec 2028 Term Muni Bond	74,409
The Funds hereby designate the following percentage of distributions from net investment income as exempt-interest dividends for the fiscal year ended October 31, 2019:

iShares ETF	Exempt-Interest Dividends
iBonds Dec 2021 Term Muni Bond	99.97%
iBonds Dec 2022 Term Muni Bond	100.00
iBonds Dec 2023 Term Muni Bond	100.00
iBonds Dec 2024 Term Muni Bond	99.97
iBonds Dec 2025 Term Muni Bond	100.00
iBonds Dec 2026 Term Muni Bond	100.00
iBonds Dec 2027 Term Muni Bond	100.00
iBonds Dec 2028 Term Muni Bond	100.00

The following distribution amounts are hereby designated for the fiscal year ended October 31, 2019:

iShares ETF	Short-Term Capital Gain Dividends
iBonds Dec 2024 Term Muni Bond	$3

120	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares iBonds Dec 2021 Term Muni Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	121

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares iBonds Dec 2022 Term Muni Bond ETF, iShares iBonds Dec 2023 Term Muni Bond ETF, iShares iBonds Dec 2024 Term Muni Bond ETF, iShares iBonds Dec 2025 Term Muni Bond ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory

122	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	123

Board Review and Approval of Investment Advisory Contract  (continued)

revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares iBonds Dec 2026 Term Muni Bond ETF, iShares iBonds Dec 2027 Term Muni Bond ETF, iShares iBonds Dec 2028 Term Muni Bond ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on March 11-12, 2019, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their

124	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	125

Board Review and Approval of Investment Advisory Contract  (continued)

particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

126	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds Dec 2021 Term Muni Bond	$0.367054	$—	$—	$0.367054	100%	—%	—%		100%
iBonds Dec 2022 Term Muni Bond	0.397835	—	—	0.397835	100	—	—		100
iBonds Dec 2023 Term Muni Bond	0.437033	—	—	0.437033	100	—	—		100
iBonds Dec 2024 Term Muni Bond(a)	0.471266	—	0.004364	0.475630	99	—	1		100
iBonds Dec 2025 Term Muni Bond(a)	0.410478	—	0.001924	0.412402	100	—	0	(b)	100
iBonds Dec 2026 Term Muni Bond(a)	0.182990	—	0.005800	0.188790	97	—	3		100
iBonds Dec 2027 Term Muni Bond(a)	0.187365	—	0.009671	0.197036	95	—	5		100
iBonds Dec 2028 Term Muni Bond(a)	0.174441	—	0.011922	0.186363	94	—	6		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Dec 2021 Term Muni Bond ETF Period Covered: September 03, 2015 through September 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.10%
Greater than 0.0% and Less than 0.5%	891	86.93
At NAV	32	3.12
Less than 0.0% and Greater than –0.5%	101	9.85

	1,025	100.00%

SUPPLEMENTAL INFORMATION	127

Supplemental Information  (unaudited) (continued)

iShares iBonds Dec 2022 Term Muni Bond ETF Period Covered: September 03, 2015 through September 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	868	84.68%
At NAV	25	2.44
Less than 0.0% and Greater than –0.5%	131	12.78
Less than –0.5% and Greater than –1.0%	1	0.10

	1,025	100.00%

iShares iBonds Dec 2023 Term Muni Bond ETF Period Covered: April 13, 2017 through September 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	507	81.65%
At NAV	13	2.09
Less than 0.0% and Greater than –0.5%	100	16.10
Less than –6.0%	1	0.16

	621	100.00%

iShares iBonds Dec 2024 Term Muni Bond ETF Period Covered: March 22, 2018 through September 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	300	78.13%
At NAV	26	6.77
Less than 0.0% and Greater than –0.5%	58	15.10

	384	100.00%

iShares iBonds Dec 2025 Term Muni Bond ETF Period Covered: November 15, 2018 through September 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	157	72.02%
At NAV	7	3.21
Less than 0.0% and Greater than –0.5%	54	24.77

	218	100.00%

iShares iBonds Dec 2026 Term Muni Bond ETF Period Covered: April 04, 2019 through September 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	104	83.87%
At NAV	2	1.61
Less than 0.0% and Greater than –0.5%	18	14.52

	124	100.00%

128	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

iShares iBonds Dec 2027 Term Muni Bond ETF Period Covered: April 11, 2019 through September 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	88	73.95%
At NAV	4	3.36
Less than 0.0% and Greater than –0.5%	27	22.69

	119	100.00%

iShares iBonds Dec 2028 Term Muni Bond ETF Period Covered: April 18, 2019 through September 30, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	88	77.20%
At NAV	2	1.75
Less than 0.0% and Greater than –0.5%	24	21.05

	114	100.00%

SUPPLEMENTAL INFORMATION	129

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

130	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	131

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

132	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

BAM	Build America Mutual Assurance Co.

COP	Certificates of Participation

ETM	Escrowed to Maturity

GO	General Obligation

GOL	General Obligation Limited

GTD	Guaranteed

MO	Moral Obligation

NPFGC	National Public Finance Guarantee Corp.

PR	Prerefunded

PSF	Permanent School Fund

RB	Revenue Bond

SAP	Subject to Appropriations

SAW	State Aid Withholding

ST	Special Tax

TA	Tax Allocation

GLOSSARY OF TERMS USED IN THIS REPORT	133

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1015-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares 0-5 Year High Yield Corporate Bond ETF | SHYG | NYSE Arca
•	iShares Broad USD High Yield Corporate Bond ETF | USHY | Cboe BZX
•	iShares Fallen Angels USD Bond ETF | FALN | NASDAQ
•	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF | HYXE | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 11.51%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

Lower interest rates drove gains in the value of U.S. Treasury securities, which are typically more sensitive to changes in interest rates than other types of bonds with similar maturities. U.S. Treasury securities with longer maturities posted significantly higher returns. Deficit spending led the U.S. government to maintain a high level of Treasury bond issuance, which increased supply, but demand from international investors seeking relatively higher U.S. yields helped support prices. Despite the decline in inflation, U.S. Treasury inflation-protected securities, which have even greater price sensitivity than nominal Treasuries at comparable maturities, also posted a solid return.

Corporate bonds benefited from more accommodative interest rate policies, generally posting strong returns. Declining yields meant that investors in search of income increasingly sought out corporate debt, which typically yields more than government debt. Demand for investment-grade corporate bonds was particularly high, as investors sought substitutes for low-yielding sovereign debt. Narrow spreads (which measure the difference between yields for corporate bonds and lower-risk Treasury bonds) indicated that investors were confident in the financial resilience of U.S. corporations despite a slowing economy. Corporate bond issuance declined sharply early in the reporting period as interest rates rose and investors became concerned about an economic slowdown. However, issuance increased later in the reporting period when interest rates declined and the economy stabilized.

Among securitized bonds, commercial mortgage backed securities (“CMBSs”) posted the strongest performance amid a decline in issuance of new CMBS debt. Bonds backed by individual home mortgages advanced, despite a rise in refinancing due to lower mortgage rates. Other asset-backed bonds, including those backed by auto loans and credit card debt, also gained despite an increase in default rates, as low unemployment supported consumer spending.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® 0-5 Year High Yield Corporate Bond ETF

Investment Objective

The iShares 0-5 Year High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid High Yield 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	5.71%	4.02%	3.93%	5.71%	21.77%	26.26%
Fund Market	5.84	4.00	3.94	5.84	21.64	26.35
Index	6.07	4.33	4.21	6.07	23.58	28.30

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,015.70	$1.52		$1,000.00	$1,023.70	$1.53		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® 0-5 Year High Yield Corporate Bond ETF

Portfolio Management Commentary

Short-term, high-yield corporate bonds posted a positive return during the reporting period, benefiting from investors’ search for yield and lower interest rates. Demand for high-yield corporate bonds was relatively strong as they offered more attractive yields than many other segments of the fixed income market. The total new supply of high-yield bonds increased, rising to its highest level in three years during June 2019, as low interest rates and robust investor demand drove new issuance. Three interest rate cuts by the Fed were also supportive of short-term interest rates, but overall, the Index’s relatively high yield drove its total return.

High-yield credit spreads, or yield differentials relative to Treasuries, were relatively unchanged despite considerable volatility. Credit spreads widened dramatically in late 2018 as riskier asset classes declined sharply. An improving economic outlook narrowed credit spreads in early 2019, but conflicting economic signals and the U.S.-China trade dispute led to volatility in high-yield spreads thereafter.

The 12-month high-yield corporate bond default rate was 3.2% in September 2019, according to Moody’s Analytics. However, the degree of protection offered to bondholders declined as corporations issued more, lower-rated bonds. The number of investment-grade bonds downgraded to high-yield status remained relatively low.

The leading contributors to the Index’s performance during the reporting period were high-yield corporate bonds issued by communications and consumer cyclical companies. Within communications, cable and satellite bonds advanced amid increasing profit margins while wireless companies expanded their 5G networks. Consumer cyclical bonds benefited from continued economic growth which led to increased discretionary spending. On the downside, energy bonds in the oilfield services industry weighed on the Index’s performance. Oilfield services companies, many of which have significant levels of debt, were hindered by decreasing crude oil prices, pipeline shortages, and customer spending cutbacks. In terms of credit rating, Ba- and B-rated high-yield bonds contributed the most to the Index’s performance.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	1.1%
Ba	41.8
B	37.7
Caa	14.8
Ca	1.2
C	0.4
Not Rated	3.0

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	5.6%
1-2 Years	10.1
2-3 Years	23.4
3-4 Years	32.3
4-5 Years	28.5
5-6 Years	0.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

Fund Summary as of October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF

Investment Objective

The iShares Broad USD High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds, as represented by the ICE BofAML U.S. High Yield Constrained Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	8.48%	4.40%	8.48%	9.08%
Fund Market	8.63	4.49	8.63	9.28
Index	8.32	4.50	8.32	9.28

The inception date of the Fund was 10/25/17. The first day of secondary market trading was 10/26/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,027.30	$0.77		$1,000.00	$1,024.40	$0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Broad USD High Yield Corporate Bond ETF

Portfolio Management Commentary

High-yield corporate bonds posted solid gains during the reporting period, benefiting from lower interest rates and investors’ search for yield. Demand for high-yield corporate bonds remained relatively strong given that they offered more attractive yields than many other segments of the fixed income market. Meanwhile, the total new supply of high-yield bonds increased , rising to its highest level in three years during June 2019, as low interest rates and strong investor demand drove new issuance.

High-yield credit spreads, or yield differentials relative to Treasuries, were relatively unchanged despite considerable volatility during the reporting period. Credit spreads widened dramatically in late 2018 as riskier asset classes declined sharply. An improving economic outlook narrowed credit spreads in early 2019, but conflicting economic signals and the fast-changing trade dispute between the U.S. and China led to volatility in high-yield spreads thereafter.

Defaults on high-yield corporate bonds rose somewhat near the end of the reporting period, particularly among energy companies. Furthermore, the degree of protection offered to bondholders declined as corporations issued more lower-rated bonds. The number of investment-grade bonds downgraded to high-yield status remained low.

High-yield corporate bonds issued by communications and consumer cyclical companies contributed the most to the Index’s performance during the reporting period. Among communications companies, bonds of cable and satellite services providers advanced due to increasing profit margins. Consumer cyclical bonds benefited from continued economic growth, which led to increased discretionary spending. Financial bonds also contributed to the Index’s performance as many financial institutions reported strong profit growth despite an increase in non-performing loans. On the downside, energy bonds detracted from the Index’s performance as volatile crude oil prices put pressure on numerous oil companies.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	1.1%
Ba	42.3
B	41.0
Caa	13.4
Ca	0.6
C	0.2
Not Rated	1.4

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
1-5 Years	40.0%
5-10 Years	54.5
10-15 Years	2.8
15-20 Years	1.0
More than 20 Years	1.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	7

Fund Summary as of October 31, 2019	iShares® Fallen Angels USD Bond ETF

Investment Objective

The iShares Fallen Angels USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds that were previously rated investment grade, as represented by the Bloomberg Barclays U.S. High Yield Fallen Angel 3% Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	8.70%	8.14%	8.70%	30.30%
Fund Market	9.17	8.26	9.17	30.81
Index	8.97	8.37	8.97	31.21

The inception date of the Fund was 6/14/16. The first day of secondary market trading was 6/16/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,034.20	$1.28		$1,000.00	$1,023.90	$1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Fallen Angels USD Bond ETF

Portfolio Management Commentary

High-yield corporate bonds that were formerly rated as high-quality issuers posted a positive return during the reporting period, benefiting from demand for yield and decreasing interest rates. The number of investment-grade bonds downgraded to high-yield status, or “fallen angels,” remained relatively low.

Demand for high-yield corporate bonds remained relatively solid, as investors sought income in the low- and declining-yield environment. The total new supply of high-yield bonds increased, rising to its highest level in three years during June 2019, as low interest rates and strong investor demand drove significant new issuance.

The leading contributors to the Index’s performance during the reporting period were high-yield corporate bonds in the communications and consumer cyclical industries. Within the communications industry, wireline companies increased the speed and capacity of their broadband internet services, while wireless companies expanded their 5G networks. Consumer cyclical bonds benefited from continued economic growth, which led to increased discretionary spending. Financial bonds also contributed, with many financial institutions reporting strong profit growth, despite an increase in non-performing loans. On the downside, energy bonds in the oilfield services industry weighed on the Index’s performance. Oilfield services companies, many of which have significant levels of debt, were hindered by decreasing crude oil prices, pipeline shortages, and customer spending cutbacks.

Looking at performance by credit rating, the higher-rated and unrated segments of the Index rose, while the lowest-rated portion declined. Overall, high-yield credit spreads, or yield differentials relative to Treasuries, slightly widened despite considerable volatility during the reporting period. Credit spreads widened dramatically in late 2018, as riskier asset classes declined. Increased risk-taking narrowed credit spreads in early 2019, but recessionary fears and trade concerns led to wider credit spreads thereafter. Lower-rated high-yield bonds experienced significantly wider credit spreads amid concerns about a potential economic downturn.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	7.3%
Ba	63.7
B	17.0
Caa	8.1
Not Rated	3.9

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	1.2%
1-5 Years	42.8
5-10 Years	22.8
10-15 Years	11.6
15-20 Years	8.7
More than 20 Years	12.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	9

Fund Summary as of October 31, 2019	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Investment Objective

The iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of a broad range of U.S. dollar-denominated, high yield corporate bonds that excludes those issued by companies in the oil and gas sector, as represented by the Markit iBoxx USD Liquid High Yield ex-Oil and Gas Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	10.88%	7.25%	10.88%	26.71%
Fund Market	10.55	7.30	10.55	26.91
Index	11.33	7.64	11.33	28.23

The inception date of the Fund was 6/14/16. The first day of secondary market trading was 6/16/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,043.60	$2.58		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Portfolio Management Commentary

High-yield, ex-oil and gas corporate bonds posted a significant gain during the reporting period, benefiting from investors’ search for yield and lower interest rates. Demand for high-yield corporate bonds remained relatively solid, as they offered more attractive yields than many other segments of the fixed income market. The total new supply of high-yield bonds increased, rising to its highest level in three years during June 2019, as low interest rates and robust investor demand drove new issuance.

High-yield credit spreads, or yield differentials relative to Treasuries, were relatively unchanged despite considerable volatility. Credit spreads widened dramatically in late 2018, as riskier asset classes declined sharply. An improving economic outlook narrowed credit spreads in early 2019, but conflicting economic signals and the ongoing U.S.-China trade dispute led to volatility in high-yield spreads thereafter.

Defaults on high-yield corporate bonds rose somewhat near the end of the reporting period, particularly among energy companies. Furthermore, the degree of protection offered to bondholders declined, as corporations issued more lower-rated bonds. The number of investment-grade bonds downgraded to high-yield status remained relatively low.

The leading contributors to the Index’s performance during the reporting period were high-yield corporate bonds issued by communications, consumer cyclical, and consumer non-cyclical companies. Within communications, cable and satellite bonds advanced amid increasing profit margins while wireless companies expanded their 5G networks. Consumer cyclical bonds benefited from continued economic growth which led to increased discretionary spending. Recessionary concerns bolstered consumer non-cyclical bonds. Financial bonds also contributed as many financial institutions reported strong profit growth despite an increase in non-performing loans. In terms of credit rating, Ba- and B-rated high-yield bonds contributed the most to the Index’s performance.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	1.3%
Ba	48.8
B	37.4
Caa	10.9
Ca	0.7
C	0.1
Not Rated	0.8

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	0.2%
1-5 Years	37.6
5-10 Years	59.8
10-15 Years	1.6
More than 20 Years	0.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.5%
Lamar Media Corp.
5.00%, 05/01/23 (Call 12/02/19)	$3,419	$3,483,463
5.38%, 01/15/24 (Call 12/02/19)	250	256,405
MDC Partners Inc., 6.50%, 05/01/24 (Call 12/02/19)(a)(b)	6,413	6,125,720
National CineMedia LLC, 6.00%, 04/15/22 (Call 11/07/19)(b)	3,136	3,169,790
Outfront Media Capital LLC/Outfront Media Capital Corp.,
5.63%, 02/15/24 (Call 12/02/19)	3,346	3,439,774

		16,475,152

Aerospace & Defense — 2.2%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)	2,519	2,701,628
5.40%, 04/15/21 (Call 01/15/21)(b)	8,530	8,787,869
5.87%, 02/23/22	4,678	4,989,540
6.15%, 08/15/20(b)	7,701	7,914,784
Bombardier Inc.
5.75%, 03/15/22(a)	3,408	3,339,840
6.00%, 10/15/22 (Call 12/02/19)(a)	8,692	8,471,984
6.13%, 01/15/23(a)(b)	9,263	9,052,515
8.75%, 12/01/21(a)	7,201	7,637,279
TransDigm Inc.
6.00%, 07/15/22 (Call 12/02/19)	9,209	9,365,553
6.50%, 07/15/24 (Call 12/02/19)	9,006	9,284,060
Triumph Group Inc., 6.25%, 09/15/24 (Call 09/15/20)(a)	3,300	3,465,825

		75,010,877

Agriculture — 0.1%
Pyxus International Inc., 9.88%, 07/15/21 (Call 12/02/19)(b)	4,294	2,703,677

Airlines — 0.7%
Air Canada, 7.75%, 04/15/21(a)(b)	2,719	2,916,252
American Airlines Group Inc.
4.63%, 03/01/20(a)(b)	3,795	3,813,975
5.00%, 06/01/22(a)	5,380	5,616,282
United Airlines Holdings Inc., 4.25%, 10/01/22(b)	2,599	2,681,778
Virgin Australia Holdings Ltd.
7.88%, 10/15/21(a)(b)	2,390	2,453,484
8.13%, 11/15/24 (Call 05/15/24)(a)	2,950	2,920,500
8.50%, 11/15/19(a)(b)	2,840	2,841,254
WestJet Airlines Ltd., 3.50%, 06/16/21 (Call 05/16/21)(a)(b)	250	252,500

		23,496,025

Apparel — 0.2%
Hanesbrands Inc., 4.63%, 05/15/24 (Call 02/15/24)(a)	6,014	6,314,600

Auto Manufacturers — 1.2%
Aston Martin Capital Holdings Ltd., 6.50%, 04/15/22 (Call 12/02/19)(a)(b)	2,638	2,334,630
BCD Acquisition Inc., 9.63%, 09/15/23 (Call 12/02/19)(a)	4,978	5,138,540
Fiat Chrysler Automobiles NV
4.50%, 04/15/20(b)	10,958	11,042,404
5.25%, 04/15/23(b)	10,390	11,091,325
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)(a)(b)	3,485	3,481,297
4.25%, 11/15/19(a)	3,198	3,195,502
5.63%, 02/01/23 (Call 12/02/19)(a)	3,163	3,151,051

		39,434,749

Security	Par (000)	Value

Auto Parts & Equipment — 0.5%
American Axle & Manufacturing Inc., 6.63%, 10/15/22 (Call 12/02/19)	$3,414	$3,441,947
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/23 (Call 12/02/19)(b)	7,469	7,570,728
Meritor Inc., 6.25%, 02/15/24 (Call 12/02/19)(b)	3,925	4,028,031
Titan International Inc., 6.50%, 11/30/23 (Call 12/02/19)	2,832	2,356,791

		17,397,497

Banks — 1.1%
CIT Group Inc.
4.13%, 03/09/21 (Call 02/09/21)	3,449	3,526,603
4.75%, 02/16/24 (Call 11/16/23)	3,527	3,767,084
5.00%, 08/15/22	7,882	8,386,048
5.00%, 08/01/23	5,285	5,700,722
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)	14,416	15,038,742

		36,419,199

Beverages — 0.1%
Ajecorp BV, 6.50%, 05/14/22 (Call 12/02/19)(a)(b)	2,518	2,461,345

Building Materials — 0.7%
Boise Cascade Co., 5.63%, 09/01/24 (Call 12/02/19)(a)	2,113	2,197,520
Builders FirstSource Inc., 5.63%, 09/01/24 (Call 11/15/19)(a)(b)	50	52,107
Griffon Corp., 5.25%, 03/01/22 (Call 12/02/19)	7,341	7,390,355
Omnimax International Inc., 12.00%, 08/15/20 (Call 11/15/19)(a)	3,102	3,047,715
Standard Industries Inc./NJ, 5.50%, 02/15/23 (Call 12/02/19)(a)	3,815	3,886,531
Summit Materials LLC/Summit Materials Finance Corp.,
6.13%, 07/15/23 (Call 11/15/19)	4,475	4,553,172
U.S. Concrete Inc., 6.38%, 06/01/24 (Call 12/02/19)(b)	3,217	3,346,163

		24,473,563

Chemicals — 2.7%
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)	7,503	7,859,392
Axalta Coating Systems LLC, 4.88%, 08/15/24 (Call 11/12/19)(a)(b)	3,450	3,573,232
Blue Cube Spinco LLC, 9.75%, 10/15/23 (Call 10/15/20)	4,641	5,073,278
CF Industries Inc.
3.45%, 06/01/23	5,056	5,160,807
7.13%, 05/01/20	3,578	3,664,323
Chemours Co. (The), 6.63%, 05/15/23 (Call 12/02/19)	6,925	6,892,573
Cornerstone Chemical Co., 6.75%, 08/15/24 (Call 08/15/20)(a)	3,304	3,027,585
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 11/15/19)(a)	5,213	5,460,617
INEOS Group Holdings SA, 5.63%, 08/01/24 (Call 12/02/19)(a)(b)	3,475	3,557,995
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding Inc./Kissner USA, 8.38%, 12/01/22 (Call 12/02/19)(a)(b)	2,737	2,851,612
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)(a)(b)	7,275	7,407,314
5.25%, 08/01/23 (Call 12/02/19)(a)	3,462	3,508,687
OCI NV
5.25%, 11/01/24 (Call 11/01/21)(a)	1,455	1,504,106
6.63%, 04/15/23 (Call 04/15/20)(a)	4,536	4,734,025
PolyOne Corp., 5.25%, 03/15/23(b)	4,166	4,494,073
PQ Corp., 6.75%, 11/15/22 (Call 12/02/19)(a)	4,663	4,820,376
Rayonier AM Products Inc., 5.50%, 06/01/24 (Call 12/02/19)(a)(b)	3,475	2,406,438

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
TPC Group Inc., 10.50%, 08/01/24 (Call 08/01/21)(a)	$6,829	$7,253,896
Valvoline Inc., 5.50%, 07/15/24 (Call 12/02/19)	2,200	2,287,313
WR Grace & Co.-Conn, 5.13%, 10/01/21(a)	4,784	4,964,596

		90,502,238

Coal — 0.1%
Peabody Energy Corp., 6.00%, 03/31/22 (Call 12/02/19)(a)	2,706	2,503,050

Commercial Services — 3.3%
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 12/02/19)(a)(b)	4,059	3,323,451
Algeco Global Finance PLC, 8.00%, 02/15/23 (Call 02/15/20)(a)	3,885	3,829,153
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.50%, 04/01/23 (Call 12/02/19)	1,311	1,336,827
6.38%, 04/01/24 (Call 12/02/19)(a)(b)	2,466	2,572,974
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24 (Call 08/01/21)(a)	3,360	3,463,600
Global A&T Electronics Ltd., 8.50%, 01/12/23 (Call 11/29/19)	3,827	3,529,724
Hertz Corp. (The)
5.50%, 10/15/24 (Call 11/12/19)(a)(b)	5,800	5,754,370
6.25%, 10/15/22 (Call 12/02/19)	3,644	3,676,882
7.63%, 06/01/22 (Call 12/02/19)(a)(b)	9,125	9,495,525
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 12/02/19)(a)(b)	7,688	7,957,080
LSC Communications Inc., 8.75%, 10/15/23 (Call 12/02/19)(a)(b)	3,155	2,131,104
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance Inc., 7.88%, 10/01/22 (Call 11/15/19)(a)(b)	2,912	2,577,120
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 12/02/19)(a)(b)	11,300	10,509,883
Nielsen Co Luxembourg SARL/The, 5.50%, 10/01/21 (Call 12/02/19)(a)(b)	4,418	4,432,819
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/02/19)	4,772	4,784,216
5.00%, 04/15/22 (Call 12/02/19)(a)(b)	17,106	17,234,295
Prime Security Services Borrower LLC/Prime Finance Inc.
5.25%, 04/15/24(a)	5,684	5,816,044
9.25%, 05/15/23 (Call 12/02/19)(a)	8,118	8,540,136
United Rentals North America Inc., 4.63%, 07/15/23 (Call 11/20/19)	7,312	7,478,348
WEX Inc., 4.75%, 02/01/23 (Call 12/02/19)(a)(b)	2,770	2,797,728

		111,241,279

Computers — 2.0%
Dell Inc., 4.63%, 04/01/21	2,468	2,537,104
Dell International LLC/EMC Corp.
5.88%, 06/15/21 (Call 11/15/19)(a)	7,441	7,563,847
7.13%, 06/15/24 (Call 11/15/19)(a)(b)	9,548	10,102,010
Diebold Nixdorf Inc., 8.50%, 04/15/24 (Call 12/02/19)(b)	2,875	2,472,400
EMC Corp.
2.65%, 06/01/20	12,451	12,447,887
3.38%, 06/01/23 (Call 03/01/23)	6,906	6,966,151
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 12/02/19)(a)	5,717	4,540,618
9.25%, 03/01/21 (Call 12/02/19)(a)(b)	5,006	4,619,078
Leidos Holdings Inc., 4.45%, 12/01/20 (Call 09/01/20)	2,515	2,549,581
NCR Corp.
5.00%, 07/15/22 (Call 12/02/19)(b)	4,351	4,394,510
5.88%, 12/15/21 (Call 12/02/19)	2,883	2,894,562

Security	Par (000)	Value

Computers (continued)
6.38%, 12/15/23 (Call 12/02/19)	$5,371	$5,507,292

		66,595,040

Cosmetics & Personal Care — 0.7%
Avon International Capital PLC, 6.50%, 08/15/22 (Call 12/02/19)(a)	2,555	2,650,813
Avon International Operations Inc., 7.88%, 08/15/22 (Call 12/02/19)(a)	3,622	3,773,186
Avon Products Inc., 7.00%, 03/15/23	3,732	3,927,930
Edgewell Personal Care Co.
4.70%, 05/19/21	4,394	4,509,826
4.70%, 05/24/22(b)	3,574	3,699,090
Revlon Consumer Products Corp., 5.75%, 02/15/21 (Call 12/02/19)(b)	3,829	3,312,520

		21,873,365

Distribution & Wholesale — 0.5%
American Builders & Contractors Supply Co. Inc., 5.75%,
12/15/23 (Call 12/02/19)(a)(b)	2,905	2,997,932
Anixter Inc.
5.13%, 10/01/21(b)	2,411	2,490,804
5.50%, 03/01/23(b)	2,458	2,518,206
LKQ Corp., 4.75%, 05/15/23 (Call 12/02/19)(b)	4,748	4,822,727
Performance Food Group Inc., 5.50%, 06/01/24 (Call 11/12/19)(a)	1,825	1,870,625
Univar USA Inc., 6.75%, 07/15/23 (Call 11/12/19)(a)(b)	2,501	2,541,641

		17,241,935

Diversified Financial Services — 5.0%
Ally Financial Inc.
3.75%, 11/18/19	4,750	4,751,224
3.88%, 05/21/24 (Call 04/21/24)	5,083	5,315,908
4.13%, 03/30/20	4,888	4,917,968
4.13%, 02/13/22	4,547	4,704,061
4.25%, 04/15/21	4,051	4,153,288
4.63%, 05/19/22(b)	2,602	2,726,050
5.13%, 09/30/24(b)	4,663	5,132,797
7.50%, 09/15/20(b)	2,904	3,027,420
8.00%, 03/15/20	6,464	6,590,048
Avation Capital SA, 6.50%, 05/15/21 (Call 05/15/20)(a)(b)	2,414	2,515,966
Fairstone Financial Inc., 7.88%, 07/15/24 (Call 07/15/21)(a)(b)	2,790	2,937,870
goeasy Ltd., 7.88%, 11/01/22 (Call 11/15/19)(a)(b)	3,723	3,865,032
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.25%, 08/15/24 (Call 08/15/20)(a)(b)	2,700	2,740,500
Nationstar Mortgage Holdings Inc., 8.13%, 07/15/23 (Call 07/15/20)(a)(b)	7,447	7,889,942
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21 (Call 12/02/19)(b)	3,365	3,377,619
Navient Corp.
5.00%, 10/26/20	3,634	3,699,310
5.50%, 01/25/23	7,805	8,126,956
5.88%, 03/25/21	4,394	4,556,051
5.88%, 10/25/24	3,600	3,709,045
6.13%, 03/25/24(b)	6,200	6,524,183
6.50%, 06/15/22	6,865	7,377,816
6.63%, 07/26/21	4,874	5,158,288
7.25%, 01/25/22	4,675	5,070,973
7.25%, 09/25/23	3,670	4,018,577
8.00%, 03/25/20	11,011	11,243,301
Springleaf Finance Corp.
5.63%, 03/15/23	6,059	6,528,573

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
6.13%, 05/15/22	$7,000	$7,533,750
6.13%, 03/15/24 (Call 09/15/23)	9,555	10,424,654
7.75%, 10/01/21	4,430	4,828,789
8.25%, 12/15/20	7,070	7,516,471
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 04/01/20)(a)	3,252	2,927,943
Voyager Aviation Holdings LLC/Voyager Finance Co., 8.50%, 08/15/21 (Call 12/02/19)(a)	3,809	3,936,547

		167,826,920

Electric — 1.5%
AES Corp./VA
4.00%, 03/15/21(b)	3,544	3,605,645
4.50%, 03/15/23 (Call 03/15/20)	3,818	3,917,372
4.88%, 05/15/23 (Call 12/02/19)(b)	4,119	4,190,053
Calpine Corp.
5.38%, 01/15/23 (Call 12/02/19)(b)	8,805	8,923,764
5.50%, 02/01/24 (Call 12/02/19)(b)	4,794	4,850,929
5.88%, 01/15/24 (Call 12/02/19)(a)(b)	3,692	3,769,324
6.00%, 01/15/22 (Call 12/02/19)(a)	5,084	5,093,660
InterGen NV, 7.00%, 06/30/23 (Call 12/02/19)(a)	3,018	2,912,370
NextEra Energy Operating Partners LP
4.25%, 07/15/24 (Call 04/15/24)(a)	3,170	3,272,843
4.25%, 09/15/24 (Call 07/15/24)(a)	4,472	4,598,707
TransAlta Corp., 4.50%, 11/15/22 (Call 08/15/22)(b)	1,100	1,138,500
Vistra Energy Corp., 5.88%, 06/01/23 (Call 12/02/19)	3,495	3,571,933

		49,845,100

Electrical Components & Equipment — 0.1%
WESCO Distribution Inc.
5.38%, 12/15/21 (Call 12/02/19)(b)	3,304	3,320,652
5.38%, 06/15/24 (Call 12/02/19)(b)	1,102	1,142,430

		4,463,082

Electronics — 1.1%
ADT Security Corp. (The)
3.50%, 07/15/22(b)	7,105	7,134,779
4.13%, 06/15/23(b)	4,620	4,702,775
6.25%, 10/15/21	7,266	7,774,620
APX Group Inc.
7.63%, 09/01/23 (Call 12/02/19)(b)	2,896	2,549,385
7.88%, 12/01/22 (Call 12/02/19)	7,029	7,020,214
8.75%, 12/01/20 (Call 12/02/19)(b)	3,366	3,316,043
Sensata Technologies BV, 4.88%, 10/15/23(a)	3,516	3,713,845

		36,211,661

Energy - Alternate Sources — 0.3%
Enviva Partners LP/Enviva Partners Finance Corp.,
8.50%, 11/01/21 (Call 12/02/19)	2,638	2,704,124
Pattern Energy Group Inc., 5.88%, 02/01/24 (Call 02/01/20)(a)(b)	2,682	2,762,460
TerraForm Power Operating LLC, 4.25%, 01/31/23 (Call 10/31/22)(a)	3,517	3,626,082

		9,092,666

Engineering & Construction — 0.3%
AECOM, 5.88%, 10/15/24 (Call 07/15/24)	5,200	5,612,360
MasTec Inc., 4.88%, 03/15/23 (Call 12/02/19)(b)	3,088	3,135,285

		8,747,645

Entertainment — 1.6%
Cinemark USA Inc.
4.88%, 06/01/23 (Call 12/02/19)	5,607	5,691,105
5.13%, 12/15/22 (Call 12/02/19)	2,625	2,659,713

Security	Par (000)	Value

Entertainment (continued)
Cirsa Finance International Sarl, 7.88%, 12/20/23 (Call 06/20/20)(a)	$3,165	$3,351,489
Eldorado Resorts Inc., 7.00%, 08/01/23 (Call 12/02/19)	2,505	2,619,673
Enterprise Development Authority (The), 12.00%, 07/15/24 (Call 07/15/21)(a)(b)	3,050	3,342,409
International Game Technology PLC, 6.25%, 02/15/22 (Call 08/15/21)(a)	10,725	11,329,399
Jacobs Entertainment Inc., 7.88%, 02/01/24 (Call 02/01/20)(a)(b)	3,060	3,255,656
Lions Gate Capital Holdings LLC, 6.38%, 02/01/24 (Call 02/01/21)(a)(b)	3,601	3,468,213
Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (Call 11/15/19)(a)	3,500	3,335,208
Scientific Games International Inc., 10.00%, 12/01/22 (Call 12/02/19)(b)	7,528	7,753,840
Six Flags Entertainment Corp., 4.88%, 07/31/24 (Call 12/02/19)(a)	7,183	7,416,448

		54,223,153

Environmental Control — 0.5%
Covanta Holding Corp., 5.88%, 03/01/24 (Call 12/02/19)(b)	3,220	3,316,603
GFL Environmental Inc.
5.38%, 03/01/23 (Call 11/07/19)(a)(b)	3,094	3,194,555
5.63%, 05/01/22 (Call 12/02/19)(a)	2,752	2,823,036
Stericycle Inc., 5.38%, 07/15/24 (Call 07/15/21)(a)(b)	4,000	4,170,000
Tervita Corp., 7.63%, 12/01/21 (Call 12/02/19)(a)(b)	3,700	3,658,375

		17,162,569

Food — 1.0%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, 6.63%, 06/15/24 (Call 12/02/19)	9,391	9,848,811
C&S Group Enterprises LLC, 5.38%, 07/15/22 (Call 12/02/19)(a)	2,750	2,771,914
Ingles Markets Inc., 5.75%, 06/15/23 (Call 12/02/19)	5,688	5,817,424
JBS Investments GmbH, 6.25%, 02/05/23 (Call 12/02/19)(a)(b)	4,500	4,587,300
JBS USA LUX SA/JBS USA Finance Inc., 5.88%, 07/15/24 (Call 12/02/19)(a)	750	773,426
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 12/02/19)	2,605	2,620,956
6.00%, 02/15/24 (Call 12/02/19)(a)(b)	5,077	5,268,093
U.S. Foods Inc., 5.88%, 06/15/24 (Call 12/02/19)(a)	2,857	2,945,289

		34,633,213

Food Service — 0.2%
Aramark Services Inc., 5.13%, 01/15/24 (Call 12/02/19)	6,790	7,000,558

Forest Products & Paper — 0.1%
Cascades Inc., 5.50%, 07/15/22 (Call 12/02/19)(a)	2,625	2,665,560
Resolute Forest Products Inc., 5.88%, 05/15/23 (Call 12/02/19)(b)	2,369	2,368,192

		5,033,752

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.63%, 05/20/24 (Call 03/20/24)	4,750	5,139,401
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (Call 03/31/20)(a)(b)	3,145	3,152,863

		8,292,264

Hand & Machine Tools — 0.1%
Colfax Corp., 6.00%, 02/15/24 (Call 02/15/21)(a)	3,922	4,172,555

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products — 0.5%
Immucor Inc., 11.13%, 02/15/22 (Call 12/02/19)(a)(b)	$1,859	$1,861,747
Kinetic Concepts Inc./KCI USA Inc., 12.50%, 11/01/21 (Call 12/02/19)(a)(b)	2,369	2,482,120
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/02/19)(a)(b)	9,768	9,438,330
Sotera Health Holdings LLC, 6.50%, 05/15/23 (Call 12/02/19)(a)(b)	3,455	3,529,498

		17,311,695

Health Care - Services — 6.5%
Acadia Healthcare Co. Inc.
5.63%, 02/15/23 (Call 12/02/19)	4,959	5,045,782
6.50%, 03/01/24 (Call 12/02/19)	2,960	3,071,030
Air Medical Group Holdings Inc., 6.38%, 05/15/23 (Call 12/02/19)(a)(b)	2,943	2,513,375
Centene Corp.
4.75%, 05/15/22 (Call 12/02/19)	7,671	7,849,505
6.13%, 02/15/24 (Call 12/02/19)	7,542	7,855,446
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 12/02/19)(b)	7,232	7,213,920
6.25%, 03/31/23 (Call 03/31/20)	22,229	21,693,123
6.88%, 02/01/22 (Call 12/02/19)	18,400	14,066,248
8.13%, 06/30/24 (Call 06/30/21)(a)(b)	9,575	7,323,930
8.63%, 01/15/24 (Call 01/15/21)(a)(b)	7,217	7,355,219
9.88%, 06/30/23 (Call 06/30/20)(a)(b)(c)	12,499	10,433,540
DaVita Inc., 5.13%, 07/15/24 (Call 11/15/19)	13,150	13,442,752
HCA Healthcare Inc., 6.25%, 02/15/21	7,188	7,547,762
HCA Inc.
5.88%, 05/01/23	8,948	9,842,149
7.50%, 02/15/22	14,023	15,537,690
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)	3,050	3,041,660
MEDNAX Inc., 5.25%, 12/01/23 (Call 12/02/19)(a)(b)	5,741	5,826,563
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)	4,695	4,973,766
Quorum Health Corp., 11.63%, 04/15/23 (Call 12/02/19)(b)	2,653	2,297,424
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 12/02/19)(a)	5,862	6,256,036
Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 07/15/20)	13,077	13,467,267
4.63%, 09/01/24 (Call 09/01/21)(a)	4,005	4,123,465
6.75%, 06/15/23(b)	14,020	14,859,579
8.13%, 04/01/22	20,252	21,902,538

		217,539,769

Holding Companies - Diversified — 1.2%
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(a)	3,798	3,847,754
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24 (Call 06/15/24)(a)	3,500	3,546,235
5.88%, 02/01/22 (Call 12/02/19)	9,066	9,151,419
6.25%, 02/01/22 (Call 12/02/19)	9,341	9,575,801
6.75%, 02/01/24 (Call 02/01/20)(b)	4,036	4,204,661
Stena AB, 7.00%, 02/01/24(a)	3,227	3,265,512
Stena International SA, 5.75%, 03/01/24(a)	2,100	2,128,350
VistaJet Malta Finance PLC/XO Management Holding Inc., 10.50%, 06/01/24 (Call 06/01/22)(a)(b)	4,075	3,952,022

		39,671,754

Home Builders — 2.2%
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp., 6.13%, 07/01/22 (Call 12/02/19)(a)	3,869	3,936,707
Forestar Group Inc., 8.00%, 04/15/24 (Call 04/15/21)(a)(b)	2,715	2,938,037

Security	Par (000)	Value

Home Builders (continued)
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 12/02/19)(a)	$2,187	$1,882,642
10.50%, 07/15/24 (Call 07/15/20)(a)(b)	2,475	1,954,670
KB Home
7.00%, 12/15/21 (Call 09/15/21)(b)	2,832	3,054,312
7.50%, 09/15/22(b)	2,277	2,565,478
7.63%, 05/15/23 (Call 11/15/22)(b)	2,205	2,505,431
8.00%, 03/15/20	2,932	2,993,151
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)	4,405	4,526,137
4.50%, 11/15/19	3,536	3,533,702
4.50%, 04/30/24 (Call 01/31/24)	4,595	4,866,223
4.75%, 04/01/21 (Call 02/01/21)	3,418	3,507,893
4.75%, 11/15/22 (Call 08/15/22)	3,778	3,978,427
4.88%, 12/15/23 (Call 09/15/23)	2,791	2,987,303
8.38%, 01/15/21(b)	2,759	2,953,294
Mattamy Group Corp., 6.88%, 12/15/23 (Call 12/15/19)(a)(b)	3,375	3,503,211
PulteGroup Inc., 4.25%, 03/01/21 (Call 02/01/21)	2,600	2,656,875
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 04/01/23 (Call 12/02/19)(a)	2,560	2,622,300
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.63%, 03/01/24 (Call 12/01/23)(a)(b)	2,261	2,451,687
5.88%, 04/15/23 (Call 01/15/23)(a)(b)	2,324	2,516,618
Toll Brothers Finance Corp.
4.38%, 04/15/23 (Call 01/15/23)(b)	2,861	3,001,685
5.88%, 02/15/22 (Call 11/15/21)(b)	2,955	3,143,381
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	2,923	3,149,685
William Lyon Homes Inc., 7.00%, 08/15/22 (Call 12/02/19)(b)	332	332,830
Williams Scotsman International Inc., 6.88%, 08/15/23 (Call 08/15/20)(a)(b)	3,234	3,400,879

		74,962,558

Home Furnishings — 0.1%
Tempur Sealy International Inc., 5.63%, 10/15/23 (Call 12/02/19)	3,355	3,454,602

Household Products & Wares — 0.5%
Central Garden & Pet Co., 6.13%, 11/15/23 (Call 12/02/19)(b)	3,008	3,111,682
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 12/02/19)(a)(b)	6,424	5,603,155
Prestige Brands Inc.
5.38%, 12/15/21 (Call 12/02/19)(a)(b)	2,753	2,758,277
6.38%, 03/01/24 (Call 12/02/19)(a)(b)	4,513	4,710,444

		16,183,558

Insurance — 1.0%
Acrisure LLC/Acrisure Finance Inc., 8.13%, 02/15/24 (Call 02/15/21)(a)	6,613	7,016,062
Ardonagh Midco 3 PLC, 8.63%, 07/15/23 (Call 07/15/20)(a)(b)	4,021	3,793,143
Genworth Holdings Inc.
4.80%, 02/15/24(b)	3,325	3,081,513
4.90%, 08/15/23	2,350	2,209,683
7.20%, 02/15/21	2,516	2,578,900
7.63%, 09/24/21	5,290	5,476,252
7.70%, 06/15/20	2,466	2,518,403
MGIC Investment Corp., 5.75%, 08/15/23	2,680	2,958,050

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Radian Group Inc., 4.50%, 10/01/24 (Call 07/01/24)	$3,200	$3,354,400

		32,986,406

Internet — 1.4%
Cogent Communications Group Inc., 5.38%, 03/01/22 (Call 12/01/21)(a)	2,970	3,093,838
EIG Investors Corp., 10.88%, 02/01/24 (Call 12/02/19)(b)	2,838	2,833,566
Netflix Inc.
5.38%, 02/01/21(b)	3,548	3,664,788
5.50%, 02/15/22(b)	4,878	5,170,520
5.75%, 03/01/24(b)	2,825	3,111,490
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)(b)	2,856	2,933,683
4.20%, 09/15/20(b)	6,063	6,150,186
Uber Technologies Inc., 7.50%, 11/01/23 (Call 11/01/20)(a)(b)	3,938	4,017,745
VeriSign Inc., 4.63%, 05/01/23 (Call 12/02/19)	5,125	5,217,506
Zayo Group LLC/Zayo Capital Inc., 6.00%, 04/01/23 (Call 12/02/19)	10,631	10,934,090

		47,127,412

Iron & Steel — 0.7%
AK Steel Corp.
7.50%, 07/15/23 (Call 12/02/19)	2,373	2,378,933
7.63%, 10/01/21 (Call 12/02/19)	2,903	2,847,321
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	3,417	3,514,323
7.88%, 08/15/23 (Call 05/15/23)(b)	4,000	4,366,200
Cleveland-Cliffs Inc., 4.88%, 01/15/24 (Call 01/15/21)(a)	2,829	2,920,219
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 12/02/19)(b)	4,136	4,150,476
5.25%, 04/15/23 (Call 12/02/19)	2,591	2,642,010

		22,819,482

Leisure Time — 0.7%
24 Hour Fitness Worldwide Inc., 8.00%, 06/01/22 (Call 12/02/19)(a)(b)	3,665	2,662,864
Carlson Travel Inc., 6.75%, 12/15/23 (Call 12/15/19)(a)	2,402	2,467,597
LTF Merger Sub Inc., 8.50%, 06/15/23 (Call 12/02/19)(a)	2,925	3,000,867
NCL Corp. Ltd., 4.75%, 12/15/21 (Call 12/02/19)(a)(b)	4,220	4,283,300
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 12/02/19)(a)	3,652	3,743,300
5.38%, 04/15/23 (Call 12/02/19)(a)	4,385	4,500,106
Vista Outdoor Inc., 5.88%, 10/01/23 (Call 12/02/19)(b)	2,787	2,557,909

		23,215,943

Lodging — 1.7%
Boyd Gaming Corp., 6.88%, 05/15/23 (Call 11/15/19)	4,535	4,699,394
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 12/02/19)(a)(b)	3,759	3,889,776
10.75%, 09/01/24 (Call 12/02/19)(a)	4,028	4,172,756
Hilton Domestic Operating Co. Inc., 4.25%, 09/01/24 (Call 11/25/19)	420	427,795
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21 (Call 12/02/19)(a)	5,600	5,727,273
MGM Resorts International
6.00%, 03/15/23	9,160	10,117,678
6.63%, 12/15/21	8,749	9,492,665
7.75%, 03/15/22	6,779	7,591,950
Wyndham Destinations Inc.
3.90%, 03/01/23 (Call 12/01/22)	2,777	2,807,743
4.25%, 03/01/22 (Call 12/01/21)(b)	4,574	4,676,915

Security	Par (000)	Value

Lodging (continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/23 (Call 02/28/23)(a)(b)	$3,301	$3,418,708

		57,022,653

Machinery — 0.4%
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 12/15/19)(a)(b)	2,789	2,652,339
Cloud Crane LLC, 10.13%, 08/01/24 (Call 12/02/19)(a)	4,150	4,376,797
Vertiv Group Corp., 9.25%, 10/15/24 (Call 12/02/19)(a)	5,300	4,995,250

		12,024,386

Manufacturing — 0.2%
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22 (Call 11/15/19)(a)	4,279	4,273,503
LSB Industries Inc., 9.63%, 05/01/23 (Call 05/01/20)(a)(b)	3,342	3,559,230

		7,832,733

Media — 7.6%
Altice Financing SA, 6.63%, 02/15/23 (Call 12/02/19)(a)(b)	15,620	16,044,864
Altice Finco SA, 8.13%, 01/15/24 (Call 12/02/19)(a)(b)	2,562	2,642,957
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/02/19)	4,275	4,312,878
5.00%, 04/01/24 (Call 04/01/20)	7,648	7,776,961
Cablevision Systems Corp.
5.88%, 09/15/22	4,604	4,965,013
8.00%, 04/15/20(b)	3,611	3,704,067
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/15/19)(a)(b)	3,942	4,010,985
5.13%, 02/15/23 (Call 12/02/19)(b)	7,405	7,535,910
5.13%, 05/01/23 (Call 12/02/19)(a)	9,043	9,256,684
5.25%, 09/30/22 (Call 12/02/19)	6,962	7,049,025
5.75%, 09/01/23 (Call 12/02/19)	3,025	3,087,811
5.75%, 01/15/24 (Call 12/02/19)(b)	2,655	2,720,578
5.88%, 04/01/24 (Call 12/02/19)(a)	12,586	13,120,905
Cengage Learning Inc., 9.50%, 06/15/24 (Call 12/02/19)(a)(b)	4,600	4,116,681
Clear Channel Worldwide Holdings Inc., 9.25%, 02/15/24 (Call 02/15/21)(a)(b)	14,073	15,477,122
CSC Holdings LLC
5.25%, 06/01/24(b)	5,116	5,518,530
5.38%, 07/15/23 (Call 11/12/19)(a)(b)	7,936	8,144,161
6.75%, 11/15/21(b)	7,172	7,727,830
DISH DBS Corp.
5.00%, 03/15/23(b)	11,412	11,433,397
5.13%, 05/01/20(b)	8,150	8,231,500
5.88%, 07/15/22(b)	14,210	14,852,079
6.75%, 06/01/21	13,888	14,599,760
Lee Enterprises Inc., 9.50%, 03/15/22 (Call 12/02/19)(a)	3,128	3,106,006
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 05/15/24 (Call 12/02/19)(a)(b)	2,928	2,457,233
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 11/12/19)(a)(b)	2,402	2,507,088
5.88%, 11/15/22 (Call 11/12/19)	3,030	3,089,495
Quebecor Media Inc., 5.75%, 01/15/23(b)	6,108	6,607,151
Sinclair Television Group Inc., 6.13%, 10/01/22 (Call 11/15/19)(b)	3,913	3,964,114
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)(a)(b)	6,778	6,916,384
4.63%, 05/15/23 (Call 12/02/19)(a)	3,129	3,180,101
4.63%, 07/15/24 (Call 07/15/21)(a)	11,030	11,543,446
TEGNA Inc.
4.88%, 09/15/21 (Call 12/02/19)(a)(b)	2,196	2,206,294

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
5.13%, 07/15/20 (Call 12/02/19)	$1,689	$1,693,564
6.38%, 10/15/23 (Call 12/02/19)(b)	4,350	4,484,741
Univision Communications Inc.
5.13%, 05/15/23 (Call 12/02/19)(a)(b)	9,173	9,194,071
6.75%, 09/15/22 (Call 12/02/19)(a)	2,759	2,800,451
Urban One Inc., 7.38%, 04/15/22 (Call 12/02/19)(a)	2,769	2,679,440
Videotron Ltd.
5.00%, 07/15/22	5,743	6,058,865
5.38%, 06/15/24 (Call 03/15/24)(a)	3,675	3,991,969
Virgin Media Finance PLC, 6.00%, 10/15/24 (Call 11/12/19)(a)	1,150	1,185,938

		253,996,049

Metal Fabricate & Hardware — 0.2%
Grinding Media Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (Call 12/15/19)(a)(b)	6,571	6,358,165
Zekelman Industries Inc., 9.88%, 06/15/23 (Call 12/02/19)(a)(b)	1,256	1,324,703

		7,682,868

Mining — 2.1%
Aleris International Inc., 10.75%, 07/15/23 (Call 07/15/20)(a)(b)	3,054	3,199,065
Barminco Finance Pty Ltd., 6.63%, 05/15/22 (Call 12/02/19)(a)	2,327	2,393,417
Constellium SE, 5.75%, 05/15/24 (Call 12/02/19)(a)(b)	3,000	3,086,250
Ferroglobe PLC/Globe Specialty Metals Inc., 9.38%, 03/01/22 (Call 12/02/19)(a)	2,575	1,664,669
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)(a)(b)	5,404	5,586,385
5.13%, 03/15/23 (Call 12/15/22)(a)(b)	3,446	3,596,765
5.13%, 05/15/24 (Call 02/15/24)(a)	5,383	5,652,150
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)	13,815	13,899,962
3.88%, 03/15/23 (Call 12/15/22)	13,659	13,890,450
Hecla Mining Co., 6.88%, 05/01/21 (Call 12/02/19)(b)	3,864	3,800,003
Joseph T Ryerson & Son Inc., 11.00%, 05/15/22 (Call 12/02/19)(a)(b)	4,129	4,368,998
Kaiser Aluminum Corp., 5.88%, 05/15/24 (Call 12/02/19)	2,151	2,238,288
New Gold Inc., 6.25%, 11/15/22 (Call 11/07/19)(a)(b)	3,373	3,373,000
Novelis Corp., 6.25%, 08/15/24 (Call 12/02/19)(a)(b)	4,461	4,683,582

		71,432,984

Office & Business Equipment — 0.9%
Pitney Bowes Inc.
4.13%, 10/01/21 (Call 09/01/21)	4,167	4,197,002
4.38%, 05/15/22 (Call 04/15/22)	2,937	2,937,335
4.63%, 03/15/24 (Call 12/15/23)(b)	3,796	3,577,350
5.20%, 04/01/23 (Call 03/01/23)	2,683	2,647,786
Xerox Corp.
2.75%, 09/01/20	2,100	2,096,381
3.50%, 08/20/20	600	602,487
4.13%, 03/15/23 (Call 02/15/23)(b)	7,171	7,333,208
4.50%, 05/15/21	7,459	7,650,137

		31,041,686

Oil & Gas — 7.7%
Aker BP ASA
4.75%, 06/15/24 (Call 06/15/21)(a)	4,124	4,288,960
6.00%, 07/01/22 (Call 12/02/19)(a)	2,194	2,263,934
American Energy- Permian Basin LLC, 12.00%, 10/01/24 (Call 10/01/21)(a)	1,334	945,473

Security	Par (000)	Value

Oil & Gas (continued)
Antero Resources Corp.
5.13%, 12/01/22 (Call 12/02/19)	$7,802	$5,861,252
5.38%, 11/01/21 (Call 12/02/19)(b)	7,063	6,303,727
5.63%, 06/01/23 (Call 12/02/19)(b)	5,569	3,949,465
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22 (Call 04/01/20)(a)	7,243	6,844,635
Athabasca Oil Corp., 9.88%, 02/24/22 (Call 12/02/19)(a)(b)	2,369	2,179,480
Baytex Energy Corp.
5.13%, 06/01/21 (Call 12/02/19)(a)	2,867	2,805,180
5.63%, 06/01/24 (Call 12/02/19)(a)(b)	2,775	2,467,495
Bruin E&P Partners LLC, 8.88%, 08/01/23 (Call 08/01/20)(a)(b)	4,453	2,937,390
Callon Petroleum Co., 6.13%, 10/01/24 (Call 12/02/19)	4,275	4,061,758
Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.63%, 01/15/22 (Call 12/02/19)(b)	2,790	2,736,525
Carrizo Oil & Gas Inc., 6.25%, 04/15/23 (Call 12/02/19)(b)	4,877	4,583,000
Chesapeake Energy Corp., 7.00%, 10/01/24 (Call 04/01/21)	6,100	4,114,641
Citgo Holding Inc., 9.25%, 08/01/24 (Call 08/01/21)(a)	8,845	9,236,115
CITGO Petroleum Corp., 6.25%, 08/15/22 (Call 12/02/19)(a)	3,676	3,704,030
CNX Resources Corp., 5.88%, 04/15/22 (Call 12/02/19)(b)	6,837	6,702,561
CVR Refining LLC/Coffeyville Finance Inc., 6.50%, 11/01/22 (Call 12/02/19)	3,672	3,714,457
Denbury Resources Inc.
7.75%, 02/15/24 (Call 08/15/20)(a)	3,482	2,559,270
9.00%, 05/15/21 (Call 12/02/19)(a)(b)	4,885	4,198,047
9.25%, 03/31/22 (Call 12/02/19)(a)	3,674	3,012,680
Ensign Drilling Inc., 9.25%, 04/15/24 (Call 04/15/21)(a)	5,204	4,442,915
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 12/02/19)	3,600	2,293,500
6.63%, 05/01/23 (Call 12/02/19)(b)	2,545	1,901,327
HighPoint Operating Corp., 7.00%, 10/15/22 (Call 12/02/19)(b)	2,450	2,214,188
Ithaca Energy North Sea PLC, 9.38%, 07/15/24 (Call 07/15/21)(a)	3,570	3,639,990
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 12/02/19)	3,206	3,025,663
6.25%, 03/15/23 (Call 12/02/19)(b)	2,591	2,307,070
MEG Energy Corp.
6.38%, 01/30/23 (Call 12/02/19)(a)	5,793	5,515,432
7.00%, 03/31/24 (Call 12/02/19)(a)(b)	7,144	6,720,261
Montage Resources Corp., 8.88%, 07/15/23 (Call 12/02/19)(b)	3,651	2,767,914
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	3,368	3,402,601
4.20%, 12/01/22 (Call 09/01/22)(b)	4,235	4,320,582
6.88%, 08/15/24 (Call 12/02/19)	3,900	4,126,375
Nabors Industries Inc.
4.63%, 09/15/21	4,560	4,205,870
5.50%, 01/15/23 (Call 11/15/22)(b)	4,451	3,722,705
Noble Holding International Ltd., 7.75%, 01/15/24 (Call 10/15/23)(b)	2,682	1,618,140
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 12/02/19)	6,677	5,859,067
6.88%, 01/15/23 (Call 12/02/19)(b)	2,584	2,158,286
Pacific Drilling SA, 8.38%, 10/01/23 (Call 10/01/20)(a)(b)	5,500	4,396,562
Parsley Energy LLC/Parsley Finance Corp., 6.25%, 06/01/24 (Call 12/02/19)(a)(b)	2,975	3,097,719

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
PBF Holding Co. LLC/PBF Finance Corp., 7.00%, 11/15/23 (Call 12/02/19)	$3,814	$3,947,490
PDC Energy Inc., 6.13%, 09/15/24 (Call 12/02/19)	2,850	2,766,281
Precision Drilling Corp., 7.75%, 12/15/23 (Call 12/15/19)(b)	2,620	2,436,600
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)(b)	4,284	4,066,220
5.38%, 10/01/22 (Call 07/01/22)(b)	3,747	3,633,185
6.88%, 03/01/21	3,129	3,140,734
Range Resources Corp.
5.00%, 08/15/22 (Call 05/15/22)(b)	4,032	3,737,160
5.00%, 03/15/23 (Call 12/15/22)(b)	5,496	4,736,728
5.75%, 06/01/21 (Call 03/01/21)	3,219	3,190,163
Rowan Companies Inc., 4.88%, 06/01/22 (Call 03/01/22)	4,461	2,988,870
Seven Generations Energy Ltd.
6.75%, 05/01/23 (Call 12/02/19)(a)	2,702	2,744,008
6.88%, 06/30/23 (Call 12/02/19)(a)	3,133	3,189,024
SM Energy Co.
5.00%, 01/15/24 (Call 12/02/19)(b)	3,549	3,090,957
6.13%, 11/15/22 (Call 12/02/19)(b)	3,541	3,372,803
Sunoco LP/Sunoco Finance Corp., 4.88%, 01/15/23 (Call 01/15/20)	7,485	7,681,481
Teine Energy Ltd., 6.88%, 09/30/22 (Call 12/02/19)(a)	2,620	2,621,965
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(a)	4,445	4,455,772
Transocean Inc., 9.00%, 07/15/23 (Call 07/15/20)(a)	7,400	7,469,375
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 05/16/21)(a)(b)	3,758	3,723,813
Unit Corp., 6.63%, 05/15/21 (Call 12/02/19)	4,437	2,928,420
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/01/20)(a)(b)	4,587	4,300,312
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)(b)	6,837	6,426,780
6.25%, 04/01/23 (Call 01/01/23)	2,868	2,079,300
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)(b)	4,500	4,545,000
8.25%, 08/01/23 (Call 06/01/23)	3,598	4,011,770

		258,490,453

Oil & Gas Services — 0.6%
Archrock Partners LP/Archrock Partners Finance Corp., 6.00%, 10/01/22 (Call 12/02/19)	3,188	3,217,176
Forum Energy Technologies Inc., 6.25%, 10/01/21 (Call 12/02/19)(b)	3,230	2,592,075
FTS International Inc., 6.25%, 05/01/22 (Call 12/02/19)(b)	3,024	2,148,930
KCA Deutag UK Finance PLC
7.25%, 05/15/21 (Call 12/02/19)(a)(b)	2,146	1,367,538
9.63%, 04/01/23 (Call 04/01/20)(a)(b)	2,720	1,725,982
9.88%, 04/01/22 (Call 04/01/20)(a)(b)	3,625	2,292,133
Nine Energy Service Inc., 8.75%, 11/01/23 (Call 11/01/20)(a)	2,815	2,139,777
SESI LLC, 7.13%, 12/15/21 (Call 12/02/19)	5,087	3,872,479

		19,356,090

Packaging & Containers — 3.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 09/15/22 (Call 11/11/19)(a)	5,376	5,456,640
4.63%, 05/15/23 (Call 12/02/19)(a)	6,216	6,360,328
Ball Corp.
4.00%, 11/15/23	7,157	7,494,721
4.38%, 12/15/20	6,168	6,287,505
5.00%, 03/15/22	5,022	5,310,765

Security	Par (000)	Value

Packaging & Containers (continued)
Berry Global Inc.
5.13%, 07/15/23 (Call 12/02/19)(b)	$5,609	$5,749,225
5.50%, 05/15/22 (Call 12/02/19)	3,755	3,815,343
6.00%, 10/15/22 (Call 12/02/19)	2,840	2,891,179
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	6,774	7,091,437
Graphic Packaging International LLC, 4.75%, 04/15/21 (Call 01/15/21)	2,633	2,707,382
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24 (Call 04/15/20)(a)	10,483	10,785,074
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22(a)	3,548	3,663,310
5.88%, 08/15/23(a)(b)	4,697	4,961,206
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
5.13%, 07/15/23 (Call 12/02/19)(a)	12,313	12,632,407
5.75%, 10/15/20 (Call 12/02/19)(b)	15,881	15,935,557
7.00%, 07/15/24 (Call 12/02/19)(a)	5,050	5,228,959
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)(a)	3,030	3,196,650
5.25%, 04/01/23 (Call 01/01/23)(a)(b)	2,577	2,757,818
6.50%, 12/01/20 (Call 09/01/20)(a)	2,927	3,025,135

		115,350,641

Pharmaceuticals — 3.2%
Bausch Health Companies Inc.
5.50%, 03/01/23 (Call 12/02/19)(a)	2,872	2,901,505
5.88%, 05/15/23 (Call 12/02/19)(a)	10,617	10,776,255
6.50%, 03/15/22 (Call 12/02/19)(a)	8,341	8,570,377
7.00%, 03/15/24 (Call 03/15/20)(a)	14,749	15,448,471
Elanco Animal Health Inc.
3.91%, 08/27/21(b)	2,966	3,043,695
4.27%, 08/28/23 (Call 07/28/23)(b)	5,695	5,961,902
Endo Dac/Endo Finance LLC/Endo Finco Inc., 6.00%, 07/15/23 (Call 12/02/19)(a)(b)	9,510	6,276,600
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 4.88%, 04/15/20 (Call 12/02/19)(a)(b)	4,630	2,922,688
Teva Pharmaceutical Finance IV LLC, 2.25%, 03/18/20	5,250	5,177,813
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21(b)	21,409	20,343,973
2.80%, 07/21/23(b)	21,184	18,297,680
6.00%, 04/15/24 (Call 01/15/24)(b)	8,762	8,225,328

		107,946,287

Pipelines — 3.1%
American Midstream Partners LP/American Midstream Finance Corp., 9.50%, 12/15/21 (Call 12/02/19)(a)	3,194	2,974,412
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24 (Call 11/15/19)	4,600	3,750,917
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (Call 12/02/19)(a)	6,575	6,463,243
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	1,469	1,476,345
4.88%, 02/01/21 (Call 11/01/20)(b)	2,470	2,510,427
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/24 (Call 01/01/24)	4,189	4,817,350
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23 (Call 11/15/19)	5,292	5,396,252
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)(b)	3,516	3,557,203
4.75%, 09/30/21 (Call 06/30/21)(a)	3,373	3,449,010

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
4.95%, 04/01/22 (Call 01/01/22)	$2,227	$2,299,600
5.35%, 03/15/20(a)(b)	4,923	4,971,391
EnLink Midstream Partners LP, 4.40%, 04/01/24 (Call 01/01/24)	4,230	3,977,043
Genesis Energy LP/Genesis Energy Finance Corp.
5.63%, 06/15/24 (Call 12/02/19)	2,686	2,527,253
6.00%, 05/15/23 (Call 12/02/19)	3,193	3,114,293
6.75%, 08/01/22 (Call 12/02/19)	5,708	5,757,360
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00%, 08/01/24 (Call 11/15/19)(a)	451	470,582
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/21 (Call 12/02/19)	2,879	2,590,380
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23 (Call 12/02/19)	4,634	4,605,130
NGPL PipeCo LLC, 4.38%, 08/15/22 (Call 05/15/22)(a)	4,438	4,607,476
NuStar Logistics LP, 4.80%, 09/01/20	3,671	3,709,273
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 12/02/19)	4,127	4,241,230
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 07/15/22 (Call 11/15/19)(b)	3,289	3,332,765
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
4.75%, 10/01/23 (Call 10/01/20)(a)(b)	3,793	3,716,411
5.50%, 09/15/24 (Call 12/02/19)(a)(b)	5,525	5,393,781
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 12/02/19)(b)	4,384	4,419,000
5.25%, 05/01/23 (Call 12/02/19)	4,073	4,105,737
6.75%, 03/15/24 (Call 12/02/19)(b)	4,010	4,163,854

		102,397,718

Real Estate — 0.6%
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 12/02/19)	8,879	9,189,765
Newmark Group Inc., 6.13%, 11/15/23 (Call 10/15/23)	4,165	4,522,982
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(a)(b)	3,554	3,465,505
5.25%, 12/01/21 (Call 12/02/19)(a)	3,766	3,787,445

		20,965,697

Real Estate Investment Trusts — 2.9%
CBL & Associates LP, 5.25%, 12/01/23 (Call 09/01/23)(b)	2,894	2,026,379
CyrusOne LP/CyrusOne Finance Corp., 5.00%, 03/15/24 (Call 03/15/20)	5,144	5,304,750
Equinix Inc.
5.38%, 01/01/22 (Call 12/02/19)	4,461	4,547,915
5.38%, 04/01/23 (Call 12/02/19)	5,314	5,425,860
HAT Holdings I LLC/HAT Holdings II LLC, 5.25%, 07/15/24 (Call 07/15/21)(a)(b)	3,344	3,529,993
Iron Mountain Inc.
4.38%, 06/01/21 (Call 11/12/19)(a)	4,243	4,281,886
5.75%, 08/15/24 (Call 11/12/19)	546	551,460
6.00%, 08/15/23 (Call 11/12/19)(b)	3,733	3,819,409
iStar Inc.
4.75%, 10/01/24 (Call 07/01/24)	4,450	4,583,500
5.25%, 09/15/22 (Call 12/02/19)	3,130	3,204,729
6.00%, 04/01/22 (Call 12/02/19)	2,614	2,687,723
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 03/15/22 (Call 09/15/21)(a)	3,317	3,437,241
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., 5.63%, 05/01/24 (Call 02/01/24)	7,305	8,064,142

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
MPT Operating Partnership LP/MPT Finance Corp.,
6.38%, 03/01/24 (Call 12/02/19)	$3,943	$4,130,486
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/23 (Call 12/02/19)	2,558	2,616,468
SBA Communications Corp.
4.00%, 10/01/22 (Call 12/02/19)(b)	5,679	5,793,432
4.88%, 07/15/22 (Call 12/02/19)	5,787	5,866,571
4.88%, 09/01/24 (Call 12/02/19)	550	571,313
Starwood Property Trust Inc.
3.63%, 02/01/21 (Call 11/01/20)	3,474	3,497,910
5.00%, 12/15/21 (Call 09/15/21)(b)	4,603	4,787,120
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 12/02/19)(a)(b)	3,129	2,981,676
8.25%, 10/15/23 (Call 12/02/19)	6,355	5,449,412
VICI Properties 1 LLC/VICI FC Inc., 8.00%, 10/15/23 (Call 10/15/20)(b)	3,292	3,582,879
Washington Prime Group LP, 6.45%, 08/15/24 (Call 06/15/24)(b)	5,550	5,328,000

		96,070,254

Retail — 3.3%
1011778 BC ULC/New Red Finance Inc., 4.25%, 05/15/24 (Call 05/15/20)(a)(b)	8,902	9,135,677
Carvana Co., 8.88%, 10/01/23 (Call 10/01/20)(a)	4,582	4,742,370
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp., 8.00%, 06/01/21 (Call 12/02/19)(a)	2,491	2,532,857
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/02/19)(b)	2,435	2,059,974
6.75%, 01/15/22 (Call 12/02/19)(b)	2,391	2,016,659
6.75%, 06/15/23 (Call 11/15/19)(b)	2,680	2,264,600
GameStop Corp., 6.75%, 03/15/21 (Call 12/02/19)(a)(b)	2,839	2,839,981
Golden Nugget Inc., 6.75%, 10/15/24 (Call 12/02/19)(a)(b)	2,000	2,065,200
Group 1 Automotive Inc., 5.00%, 06/01/22 (Call 12/02/19)	3,826	3,876,958
Guitar Center Inc., 9.50%, 10/15/21 (Call 12/02/19)(a)	4,709	4,374,050
JC Penney Corp. Inc., 5.88%, 07/01/23 (Call 12/02/19)(a)	3,345	2,945,691
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24 (Call 12/02/19)(a)	2,012	2,089,965
KGA Escrow LLC, 7.50%, 08/15/23 (Call 08/15/20)(a)(b)	2,377	2,537,447
L Brands Inc.
5.63%, 02/15/22(b)	6,063	6,402,624
5.63%, 10/15/23(b)	3,492	3,704,669
6.63%, 04/01/21	2,765	2,912,467
Party City Holdings Inc., 6.13%, 08/15/23 (Call 12/02/19)(a)(b)	2,075	2,085,375
Penske Automotive Group Inc., 5.75%, 10/01/22 (Call 12/02/19)	3,986	4,032,835
PetSmart Inc., 7.13%, 03/15/23 (Call 12/02/19)(a)	13,694	12,666,950
QVC Inc.
4.38%, 03/15/23	5,351	5,565,239
4.85%, 04/01/24	4,037	4,297,688
5.13%, 07/02/22	3,227	3,403,031
Reliance Intermediate Holdings LP, 6.50%, 04/01/23 (Call 12/02/19)(a)	2,744	2,827,006
Rite Aid Corp., 6.13%, 04/01/23 (Call 12/02/19)(a)(b)	12,348	10,492,250
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 12/02/19)	3,750	3,842,625
Yum! Brands Inc.
3.75%, 11/01/21 (Call 08/01/21)	2,494	2,529,851
3.88%, 11/01/20 (Call 08/01/20)	2,368	2,394,640

		110,638,679

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software — 1.9%
Blackboard Inc., 9.75%, 10/15/21 (Call 11/14/19)(a)(b)	$1,944	$1,950,075
CDK Global Inc., 5.00%, 10/15/24 (Call 07/15/24)	1,750	1,892,625
Infor U.S. Inc., 6.50%, 05/15/22 (Call 11/15/19)	10,455	10,617,052
Informatica LLC, 7.13%, 07/15/23 (Call 11/15/19)(a)	4,890	4,976,012
Marble II Pte Ltd., 5.30%, 06/20/22 (Call 06/20/20)(a)	3,000	3,042,013
Open Text Corp., 5.63%, 01/15/23 (Call 12/02/19)(a)	5,918	6,043,757
PTC Inc., 6.00%, 05/15/24 (Call 12/02/19)	1,048	1,108,588
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 12/02/19)(a)	14,420	15,058,490
Sophia LP/Sophia Finance Inc., 9.00%, 09/30/23 (Call 12/02/19)(a)(b)	2,340	2,405,007
TIBCO Software Inc., 11.38%, 12/01/21 (Call 12/02/19)(a)(b)	6,665	6,903,274
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 11/12/19)(a)(b)	3,066	3,013,440
10.50%, 02/01/24 (Call 11/12/19)(a)(b)	5,437	5,137,965

		62,148,298

Storage & Warehousing — 0.1%
LBC Tank Terminals Holding Netherlands BV, 6.88%, 05/15/23 (Call 12/02/19)(a)(b)	2,122	2,152,504

Telecommunications — 10.4%
CenturyLink Inc.
Series S, 6.45%, 06/15/21	8,971	9,441,978
Series T, 5.80%, 03/15/22	10,043	10,608,163
Series V, 5.63%, 04/01/20(b)	7,260	7,350,750
Series W, 6.75%, 12/01/23(b)	4,838	5,388,806
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(b)	7,594	8,619,190
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 12/02/19)(a)(b)	4,695	4,233,814
CommScope Inc.
5.00%, 06/15/21 (Call 11/12/19)(a)	1,529	1,529,000
5.50%, 03/01/24 (Call 03/01/21)(a)	9,095	9,240,520
5.50%, 06/15/24 (Call 11/12/19)(a)(b)	4,738	4,483,333
Consolidated Communications Inc., 6.50%, 10/01/22 (Call 12/02/19)(b)	3,909	3,491,714
DKT Finance ApS, 9.38%, 06/17/23 (Call 06/17/20)(a)(b)	2,391	2,561,359
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc., 9.88%, 05/01/24 (Call 05/01/21)(a)	6,759	7,113,510
HC2 Holdings Inc., 11.50%, 12/01/21 (Call 06/01/20)(a)	3,243	2,953,400
Hughes Satellite Systems Corp., 7.63%, 06/15/21	6,724	7,245,110
Inmarsat Finance PLC, 4.88%, 05/15/22 (Call 12/02/19)(a)	7,952	8,052,747
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(a)(b)	9,591	8,991,563
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 12/02/19)	14,285	13,348,127
8.00%, 02/15/24 (Call 12/02/19)(a)	9,244	9,506,884
8.50%, 10/15/24 (Call 10/15/20)(a)	21,000	21,157,500
9.50%, 09/30/22(a)	3,087	3,569,344
Intelsat Luxembourg SA, 8.13%, 06/01/23 (Call 12/16/19)(b)	7,245	6,158,250
Iridium Communications Inc., 10.25%, 04/15/23 (Call 04/15/20)(a)(b)	2,940	3,175,200
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 12/02/19)(b)	4,942	5,003,775
5.38%, 08/15/22 (Call 12/02/19)	5,463	5,482,149
5.38%, 01/15/24 (Call 12/02/19)(b)	6,227	6,345,103
5.63%, 02/01/23 (Call 12/02/19)	3,519	3,550,037
Level 3 Parent LLC, 5.75%, 12/01/22 (Call 12/01/19)	4,334	4,346,613
Metropolitan Light Co. Ltd., 5.50%, 11/21/22 (Call 11/21/20)(a)	3,599	3,710,155

Security	Par/ Shares (000)	Value

Telecommunications (continued)
Nokia OYJ, 3.38%, 06/12/22	$3,112	$3,147,010
Plantronics Inc., 5.50%, 05/31/23 (Call 12/02/19)(a)(b)	4,007	4,079,414
Qwest Corp., 6.75%, 12/01/21(b)	6,417	6,907,299
Sprint Communications Inc.
6.00%, 11/15/22	14,566	15,421,752
7.00%, 03/01/20(a)	5,986	6,069,554
7.00%, 08/15/20	9,362	9,635,558
11.50%, 11/15/21	5,948	6,867,019
Sprint Corp.
7.13%, 06/15/24(b)	15,606	16,952,017
7.25%, 09/15/21	13,905	14,837,469
7.88%, 09/15/23(b)	27,194	30,030,334
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)(b)	10,636	11,395,144
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	7,005	7,255,072
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	2,992	3,084,069
6.00%, 03/01/23 (Call 11/12/19)	10,352	10,546,880
6.00%, 04/15/24 (Call 11/12/19)	7,635	7,930,856
6.50%, 01/15/24 (Call 11/12/19)	6,599	6,854,711

		347,672,252

Toys, Games & Hobbies — 0.1%
Mattel Inc., 2.35%, 08/15/21 (Call 07/15/21)(b)	2,189	2,146,099

Transportation — 0.9%
Kenan Advantage Group Inc. (The), 7.88%, 07/31/23 (Call 12/02/19)(a)(b)	2,895	2,623,142
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 12/02/19)(a)	1,800	1,056,375
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23 (Call 07/15/20)(a)(b)	5,150	5,147,854
Watco Companies LLC/Watco Finance Corp., 6.38%, 04/01/23 (Call 12/02/19)(a)	2,630	2,678,902
XPO Logistics Inc.
6.13%, 09/01/23 (Call 12/02/19)(a)(b)	3,951	4,079,123
6.50%, 06/15/22 (Call 12/02/19)(a)(b)	7,523	7,675,256
6.75%, 08/15/24 (Call 08/15/21)(a)	6,869	7,459,285

		30,719,937

Trucking & Leasing — 0.2%
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22 (Call 03/15/20)(a)(b)	5,034	5,241,652

Total Corporate Bonds & Notes — 94.9% (Cost: $3,194,406,573)		3,178,451,828

Warrants

Advertising — 0.0%
Affinion Group Inc. (Expires 12/12/23)(d)	9	0	(e)

Total Warrants — 0.0% (Cost $0)		0	(e)

Short-Term Investments

Money Market Funds — 20.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(f)(g)(h)	516,680	516,938,670

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2019	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(f)(g)	152,413	$152,413,000

		669,351,670

Total Short-Term Investments — 20.0% (Cost: $669,142,914)		669,351,670

Total Investments in Securities — 114.9% (Cost: $3,863,549,487)		3,847,803,498

Other Assets, Less Liabilities — (14.9)%		(498,087,079)

Net Assets — 100.0%		$3,349,716,419

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Non-income producing security.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	589,102	(72,422)	516,680	$516,938,670	$3,452,440	(b)	$(17,361)	$131,114
BlackRock Cash Funds: Treasury, SL Agency Shares	45,367	107,046	152,413	152,413,000	1,087,611		—	—

				$669,351,670	$4,540,051		$(17,361)	$131,114

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1		Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—		$3,178,451,828	$—	$3,178,451,828
Warrants	0	(a)	—	—	0	(a)
Money Market Funds	669,351,670		—	—	669,351,670

	$669,351,670		$3,178,451,828	$—	$3,847,803,498

(a)	Rounds to less than $1.

See notes to financial statements.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Acosta Inc., 7.75%, 10/01/22 (Call 12/02/19)(a)(b)(c)	$250	$10,000
Lamar Media Corp.
5.00%, 05/01/23 (Call 12/02/19)	1,361	1,385,668
5.38%, 01/15/24 (Call 12/02/19)	560	573,894
5.75%, 02/01/26 (Call 02/01/21)(c)	1,631	1,730,899
MDC Partners Inc., 6.50%, 05/01/24 (Call 12/02/19)(a)	2,021	1,932,581
National CineMedia LLC
5.88%, 04/15/28 (Call 04/15/23)(a)	710	746,281
6.00%, 04/15/22 (Call 11/07/19)(c)	742	749,494
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.00%, 08/15/27 (Call 08/15/22)(a)(c)	1,358	1,422,546
5.63%, 02/15/24 (Call 12/02/19)	1,011	1,037,539
5.88%, 03/15/25 (Call 12/02/19)	1,151	1,188,407

		10,777,309

Aerospace & Defense — 2.4%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)(c)	3,017	3,235,733
5.40%, 04/15/21 (Call 01/15/21)	2,028	2,092,206
5.87%, 02/23/22	1,547	1,654,223
5.90%, 02/01/27(c)	1,290	1,434,362
5.95%, 02/01/37	1,225	1,321,910
6.75%, 01/15/28	470	540,500
BBA U.S. Holdings Inc.
4.00%, 03/01/28 (Call 03/01/23)(a)	855	848,588
5.38%, 05/01/26 (Call 05/01/21)(a)(c)	1,257	1,313,565
Bombardier Inc.
5.75%, 03/15/22(a)	732	717,360
6.00%, 10/15/22 (Call 12/02/19)(a)	2,761	2,691,975
6.13%, 01/15/23(a)(c)	2,794	2,717,165
7.45%, 05/01/34(a)	258	237,360
7.50%, 12/01/24 (Call 12/01/20)(a)	2,192	2,124,870
7.50%, 03/15/25 (Call 03/15/20)(a)	3,471	3,316,193
7.88%, 04/15/27 (Call 04/15/22)(a)	4,565	4,302,512
8.75%, 12/01/21(a)	2,195	2,323,956
Kratos Defense & Security Solutions Inc., 6.50%, 11/30/25 (Call 11/30/20)(a)(c)	576	610,560
Leonardo U.S. Holdings Inc., 6.25%, 01/15/40(a)	500	547,750
Moog Inc., 5.25%, 12/01/22 (Call 12/02/19)(a)	821	832,289
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22 (Call 11/12/19)(a)(c)	740	772,560
TransDigm Inc.
5.50%, 11/15/27 (Call 11/15/22)(a)	5,385	5,367,176
6.00%, 07/15/22 (Call 12/02/19)	2,809	2,856,753
6.25%, 03/15/26 (Call 03/15/22)(a)	8,400	8,998,500
6.38%, 06/15/26 (Call 06/15/21)	2,128	2,226,420
6.50%, 07/15/24 (Call 12/02/19)	2,752	2,841,440
6.50%, 05/15/25 (Call 05/15/20)	1,921	1,985,257
7.50%, 03/15/27 (Call 03/15/22)	1,060	1,138,196
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 05/15/21)	1,280	1,363,200
Triumph Group Inc.
5.25%, 06/01/22 (Call 12/02/19)	600	589,500
6.25%, 09/15/24 (Call 09/15/20)(a)	900	945,000
7.75%, 08/15/25 (Call 08/15/20)(c)	1,235	1,235,000

		63,182,079

Agriculture — 0.2%
Aragvi Finance International DAC, 12.00%, 04/09/24(a)(c)	576	610,920

Security	Par (000)	Value

Agriculture (continued)
Cooke Omega Investments Inc./Alpha VesselCo Holdings Inc., 8.50%, 12/15/22 (Call 06/15/20)(a)	$842	$818,845
Darling Ingredients Inc., 5.25%, 04/15/27 (Call 04/15/22)(a)	940	987,000
Pyxus International Inc.
8.50%, 04/15/21 (Call 12/02/19)(a)(c)	662	650,415
9.88%, 07/15/21 (Call 12/02/19)(c)	1,068	662,160
Vector Group Ltd.
6.13%, 02/01/25 (Call 02/01/20)(a)	2,169	2,082,240
10.50%, 11/01/26 (Call 11/01/21)(a)	535	545,700

		6,357,280

Airlines — 0.2%
Air Canada, 7.75%, 04/15/21(a)	689	738,307
American Airlines Group Inc., 5.00%, 06/01/22(a)	1,617	1,685,722
United Airlines Holdings Inc.
4.25%, 10/01/22	780	805,522
4.88%, 01/15/25	919	964,950
5.00%, 02/01/24	250	265,313
Virgin Australia Holdings Ltd.
7.88%, 10/15/21(a)(c)	759	779,872
8.13%, 11/15/24 (Call 05/15/24)(a)	875	866,250
WestJet Airlines Ltd., 3.50%, 06/16/21 (Call 05/16/21)(a)	298	302,126

		6,408,062

Apparel — 0.3%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)	1,731	1,819,627
4.88%, 05/15/26 (Call 02/15/26)(a)(c)	1,808	1,911,960
Levi Strauss & Co., 5.00%, 05/01/25 (Call 05/01/20)(c)	1,305	1,353,938
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)(c)	1,214	1,172,178
William Carter Co. (The), 5.63%, 03/15/27 (Call 03/15/22)(a)	1,004	1,074,280
Wolverine World Wide Inc., 5.00%, 09/01/26 (Call 09/01/21)(a)(c)	526	532,575

		7,864,558

Auto Manufacturers — 0.8%
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)(a)	825	845,625
5.00%, 10/01/24 (Call 11/12/19)(a)(c)	2,378	2,434,478
5.88%, 06/01/29 (Call 06/01/24)(a)	1,162	1,252,055
Aston Martin Capital Holdings Ltd., 6.50%, 04/15/22 (Call 12/02/19)(a)(c)	700	612,500
BCD Acquisition Inc., 9.63%, 09/15/23 (Call 12/02/19)(a)	1,595	1,640,888
Fiat Chrysler Automobiles NV, 5.25%, 04/15/23(c)	2,910	3,110,062
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(a)	1,170	1,003,509
5.63%, 02/01/23 (Call 12/02/19)(a)	1,050	1,044,750
JB Poindexter & Co. Inc., 7.13%, 04/15/26 (Call 04/15/21)(a)	790	823,575
Mclaren Finance PLC, 5.75%, 08/01/22 (Call 12/02/19)(a)(c)	472	448,872
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(a)	2,631	2,683,620
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(a)(c)	4,031	3,809,295
Wabash National Corp., 5.50%, 10/01/25 (Call 10/01/20)(a)	625	609,375

		20,318,604

Auto Parts & Equipment — 1.3%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (Call 08/15/21)(a)(c)	1,942	1,529,325

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Parts & Equipment (continued)
Adient U.S. LLC, 7.00%, 05/15/26 (Call 05/15/22)(a)	$1,670	$1,757,675
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (Call 04/01/20)(c)	1,688	1,626,810
6.25%, 03/15/26 (Call 03/15/21)	911	865,450
6.50%, 04/01/27 (Call 04/01/22)(c)	1,026	972,135
6.63%, 10/15/22 (Call 12/02/19)	1,400	1,407,000
Cooper-Standard Automotive Inc., 5.63%, 11/15/26 (Call 11/15/21)(a)	967	821,950
Dana Financing Luxembourg Sarl
5.75%, 04/15/25 (Call 04/15/20)(a)(c)	722	741,855
6.50%, 06/01/26 (Call 06/01/21)(a)(c)	1,022	1,073,100
Dana Inc.
5.50%, 12/15/24 (Call 12/15/19)(c)	1,463	1,501,404
6.00%, 09/15/23 (Call 12/02/19)(c)	100	102,125
Delphi Technologies PLC, 5.00%, 10/01/25(a)(c)	1,885	1,630,525
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(c)	1,706	1,714,530
5.00%, 05/31/26 (Call 05/31/21)(c)	1,973	2,039,589
5.13%, 11/15/23 (Call 12/02/19)(c)	2,286	2,319,993
IHO Verwaltungs GmbH (5.50% PIK), 4.75%, 09/15/26 (Call 09/15/21)(a)(c)(d)	1,050	1,039,500
IHO Verwaltungs GmbH (6.75% PIK), 6.00%, 05/15/27 (Call 05/15/22)(a)(c)(d)	1,186	1,224,545
IHO Verwaltungs GmbH (7.13% PIK), 6.38%, 05/15/29 (Call 05/15/24)(a)(c)(d)	825	845,625
Meritor Inc., 6.25%, 02/15/24 (Call 12/02/19)	1,168	1,197,200
Panther BF Aggregator 2 LP/Panther Finance Co. Inc.
6.25%, 05/15/26 (Call 05/15/22)(a)(c)	2,102	2,222,234
8.50%, 05/15/27 (Call 05/15/22)(a)(c)	4,345	4,377,587
Tenneco Inc., 5.00%, 07/15/26 (Call 07/15/21)(c)	1,223	966,170
Titan International Inc., 6.50%, 11/30/23 (Call 12/02/19)(c) .	864	712,800
Truck Hero Inc., 8.50%, 04/21/24 (Call 04/30/21)(a)(c)	794	788,045

		33,477,172

Banks — 1.7%
Barclays Bank PLC, 6.28%, (Call 12/15/34)(c)(e)(f)	1,100	1,223,750
CIT Bank N.A., 2.97%, 09/27/25 (Call 09/27/24)(f)	1,400	1,411,375
CIT Group Inc.
4.13%, 03/09/21 (Call 02/09/21)	518	529,655
4.75%, 02/16/24 (Call 11/16/23)(c)	1,058	1,128,484
5.00%, 08/15/22	1,351	1,436,208
5.00%, 08/01/23	1,783	1,921,182
5.25%, 03/07/25 (Call 12/07/24)	1,758	1,935,997
6.13%, 03/09/28(c)	681	803,580
Deutsche Bank AG
4.30%, 05/24/28 (Call 05/24/23)(f)	3,466	3,283,600
4.50%, 04/01/25(c)	3,002	2,933,480
Deutsche Bank AG/New York NY, 4.88%, 12/01/32 (Call 12/01/27)(f)	2,251	2,083,616
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(a)(c)	2,050	2,736,750
Freedom Mortgage Corp.
8.13%, 11/15/24 (Call 11/15/20)(a)(c)	823	771,563
8.25%, 04/15/25 (Call 04/15/21)(a)	1,611	1,518,367
10.75%, 04/01/24 (Call 04/01/21)(a)(c)	658	661,290
Goldman Sachs Capital I, 6.35%, 02/15/34(c)	2,083	2,702,920
Intesa Sanpaolo SpA
5.02%, 06/26/24(a)	4,570	4,770,288
5.71%, 01/15/26(a)	3,162	3,389,678
Lloyds Bank PLC, 12.00%, (Call 12/16/24)(a)(e)(f)	350	426,125

Security	Par (000)	Value

Banks (continued)
Lloyds Banking Group PLC, 6.41%, (Call 10/01/35)(a)(c)(e)(f)	$500	$556,875
Popular Inc., 6.13%, (Call 08/14/23)(c)	344	369,800
Provident Funding Associates LP/PFG Finance Corp., 6.38%, 06/15/25 (Call 06/15/20)(a)(c)	693	673,735
RBS Capital Trust II, 6.43%, (Call 01/03/34)(e)(f)	625	857,813
Royal Bank of Scotland Group PLC, 7.65%, (Call 09/30/31)(c)(e)(f)	1,668	2,369,060
Standard Chartered PLC, 7.01%, (Call 07/30/37)(a)(c)(e)(f)	1,300	1,523,028
Synovus Financial Corp.
5.75%, 12/15/25 (Call 12/15/20)(c)(f)	811	835,330
5.90%, 02/07/29 (Call 02/07/24)(c)(f)	525	561,750

		43,415,299

Beverages — 0.1%
Cott Holdings Inc., 5.50%, 04/01/25 (Call 04/01/20)(a)	1,916	1,997,430

Building Materials — 1.2%
American Woodmark Corp., 4.88%, 03/15/26 (Call 03/15/21)(a)(c)	694	706,145
BMC East LLC, 5.50%, 10/01/24 (Call 11/15/19)(a)	913	949,520
Boise Cascade Co., 5.63%, 09/01/24 (Call 12/02/19)(a)	961	999,440
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 11/15/19)(a)	1,074	1,116,960
6.75%, 06/01/27 (Call 06/01/22)(a)	1,204	1,306,340
Cornerstone Building Brands Inc., 8.00%, 04/15/26 (Call 04/15/21)(a)(c)	1,435	1,411,150
CPG Merger Sub LLC, 8.00%, 10/01/21 (Call 12/02/19)(a)(c)	949	949,000
Griffon Corp., 5.25%, 03/01/22 (Call 12/02/19)	2,314	2,325,570
James Hardie International Finance DAC
4.75%, 01/15/25 (Call 01/15/21)(a)(c)	744	771,781
5.00%, 01/15/28 (Call 01/15/23)(a)	600	628,500
Jeld-Wen Inc.
4.63%, 12/15/25 (Call 12/15/20)(a)	900	891,000
4.88%, 12/15/27 (Call 12/15/22)(a)	641	628,180
Louisiana-Pacific Corp., 4.88%, 09/15/24 (Call 12/02/19)(c)	874	900,220
Masonite International Corp.
5.38%, 02/01/28 (Call 02/01/23)(a)(c)	1,327	1,403,303
5.75%, 09/15/26 (Call 09/15/21)(a)(c)	448	475,440
Norbord Inc.
5.75%, 07/15/27 (Call 07/15/22)(a)	654	676,890
6.25%, 04/15/23 (Call 01/15/23)(a)(c)	528	561,660
Northwest Hardwoods Inc., 7.50%, 08/01/21 (Call 12/02/19)(a)	50	23,000
Patrick Industries Inc., 7.50%, 10/15/27 (Call 10/15/22)(a)	500	518,750
PGT Escrow Issuer Inc., 6.75%, 08/01/26 (Call 08/01/21)(a)(c)	478	513,850
Standard Industries Inc./NJ
4.75%, 01/15/28 (Call 01/15/23)(a)	2,022	2,097,825
5.00%, 02/15/27 (Call 02/15/22)(a)	1,185	1,236,844
5.38%, 11/15/24 (Call 12/02/19)(a)	2,654	2,730,435
5.50%, 02/15/23 (Call 12/02/19)(a)	1,230	1,257,306
6.00%, 10/15/25 (Call 10/15/20)(a)	2,716	2,851,800
Summit Materials LLC/Summit Materials Finance Corp.
5.13%, 06/01/25 (Call 06/01/20)(a)(c)	434	445,393
6.13%, 07/15/23 (Call 11/15/19)	1,401	1,427,794
6.50%, 03/15/27 (Call 03/15/22)(a)(c)	520	561,600
U.S. Concrete Inc., 6.38%, 06/01/24 (Call 12/02/19)	1,571	1,635,285

		32,000,981

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals — 2.4%
Ashland LLC
4.75%, 08/15/22 (Call 05/15/22)(c)	$2,159	$2,261,552
6.88%, 05/15/43 (Call 02/15/43)	869	981,970
Atotech Alpha 2 BV (9.5% PIK), 8.75%, 06/01/23 (Call 12/02/19)(a)(c)(d)	606	595,395
Atotech Alpha 3 BV/Alpha U.S. Bidco Inc., 6.25%, 02/01/25 (Call 02/01/20)(a)(c)	600	603,000
Axalta Coating Systems LLC, 4.88%, 08/15/24 (Call 11/12/19)(a)(c)	1,214	1,253,455
Blue Cube Spinco LLC
9.75%, 10/15/23 (Call 10/15/20)	1,030	1,122,700
10.00%, 10/15/25 (Call 10/15/20)	1,217	1,359,998
CF Industries Inc.
3.45%, 06/01/23	1,042	1,057,630
4.95%, 06/01/43(c)	1,564	1,565,955
5.15%, 03/15/34(c)	1,629	1,726,740
5.38%, 03/15/44(c)	1,700	1,742,500
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)(c)	1,036	920,579
6.63%, 05/15/23 (Call 12/02/19)	2,482	2,468,796
7.00%, 05/15/25 (Call 05/15/20)(c)	1,527	1,473,555
Cornerstone Chemical Co., 6.75%, 08/15/24 (Call 08/15/20)(a)	1,004	923,680
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 11/15/19)(a)	1,649	1,727,327
Element Solutions Inc., 5.88%, 12/01/25 (Call 12/01/20)(a)(c)	2,029	2,118,088
GCP Applied Technologies Inc., 5.50%, 04/15/26 (Call 04/15/21)(a)(c)	558	571,950
HB Fuller Co., 4.00%, 02/15/27 (Call 11/15/26)	618	605,640
Hexion Inc., 7.88%, 07/15/27 (Call 07/15/22)(a)	1,055	1,015,438
INEOS Group Holdings SA, 5.63%, 08/01/24 (Call 12/02/19)(a)(c)	1,259	1,287,328
Ingevity Corp., 4.50%, 02/01/26 (Call 02/01/21)(a)(c)	583	589,012
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding Inc./Kissner USA, 8.38%, 12/01/22 (Call 12/02/19)(a)(c)	1,055	1,097,859
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00%, 04/15/25 (Call 04/15/20)(a)	1,003	1,020,553
Neon Holdings Inc., 10.13%, 04/01/26 (Call 04/01/22)(a)	744	735,630
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)(a)	1,847	1,874,705
5.00%, 05/01/25 (Call 01/31/25)(a)	1,141	1,146,705
5.25%, 08/01/23 (Call 12/02/19)(a)	1,325	1,343,219
5.25%, 06/01/27 (Call 03/03/27)(a)	2,286	2,348,865
Nufarm Australia Ltd./Nufarm Americas Inc., 5.75%, 04/30/26 (Call 04/30/21)(a)	1,012	1,017,060
OCI NV
5.25%, 11/01/24 (Call 11/01/21)(a)	1,235	1,278,225
6.63%, 04/15/23 (Call 04/15/20)(a)	1,731	1,806,731
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)	1,210	1,188,825
5.13%, 09/15/27 (Call 03/15/22)(c)	1,284	1,321,043
5.63%, 08/01/29 (Call 08/01/24)	1,664	1,727,681
PolyOne Corp., 5.25%, 03/15/23(c)	886	955,773
PQ Corp.
5.75%, 12/15/25 (Call 12/15/20)(a)	715	740,025
6.75%, 11/15/22 (Call 12/02/19)(a)	1,630	1,682,975
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/25 (Call 04/01/20)(a)	1,228	1,194,230

Security	Par (000)	Value

Chemicals (continued)
Rayonier AM Products Inc., 5.50%, 06/01/24 (Call 12/02/19)(a)(c)	$1,028	$711,890
SPCM SA, 4.88%, 09/15/25 (Call 09/15/20)(a)(c)	885	915,975
Starfruit Finco BV/Starfruit U.S. Holdco LLC, 8.00%, 10/01/26 (Call 10/01/21)(a)(c)	1,445	1,437,775
TPC Group Inc., 10.50%, 08/01/24 (Call 08/01/21)(a)	2,120	2,247,200
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., 5.38%, 09/01/25 (Call 09/01/20)(a)(c)	1,147	1,105,421
Tronox Finance PLC, 5.75%, 10/01/25 (Call 10/01/20)(a)(c)	932	878,410
Tronox Inc., 6.50%, 04/15/26 (Call 04/15/21)(a)(c)	1,431	1,391,075
Valvoline Inc.
4.38%, 08/15/25 (Call 08/15/20)	452	459,910
5.50%, 07/15/24 (Call 12/02/19)	935	970,355
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25 (Call 07/15/20)(a)(c)	751	598,397
WR Grace & Co.-Conn
5.13%, 10/01/21(a)	1,453	1,507,487
5.63%, 10/01/24(a)(c)	588	635,040

		63,311,327

Coal — 0.2%
Alliance Resource Operating Partners LP/Alliance
Resource Finance Corp., 7.50%, 05/01/25 (Call 05/01/20)(a)(c)	997	842,465
CONSOL Energy Inc., 11.00%, 11/15/25 (Call 11/15/21)(a)(c)	560	469,000
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50%, 04/01/23 (Call 04/01/20)(a)(b)(c)	425	37,188
Murray Energy Corp., 11.25%, 04/15/21 (Call 12/02/19)(a)(b)	50	63
Natural Resource Partners LP/NRP Finance Corp., 9.13%, 06/30/25 (Call 10/30/21)(a)	675	632,812
Peabody Energy Corp.
6.00%, 03/31/22 (Call 12/02/19)(a)	692	640,100
6.38%, 03/31/25 (Call 03/31/20)(a)	1,034	850,465
SunCoke Energy Partners LP/SunCoke Energy Partners
Finance Corp., 7.50%, 06/15/25 (Call 06/15/20)(a)	1,510	1,283,500
Warrior Met Coal Inc., 8.00%, 11/01/24 (Call 11/01/20)(a)	822	838,440

		5,594,033

Commercial Services — 3.7%
ACE Cash Express Inc., 12.00%, 12/15/22 (Call 12/15/19)(a)(c)	218	201,650
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 12/02/19)(a)(c)	1,320	1,069,200
Algeco Global Finance PLC, 8.00%, 02/15/23 (Call 02/15/20)(a)	1,321	1,301,185
AMN Healthcare Inc.
4.63%, 10/01/27 (Call 10/01/22)(a)	700	713,041
5.13%, 10/01/24 (Call 12/16/19)(a)	894	927,525
APTIM Corp., 7.75%, 06/15/25 (Call 06/15/20)(a)(c)	1,017	701,730
Autopistas Metropolitanas de Puerto Rico LLC, 6.75%, 06/30/35(a)	306	264,469
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.25%, 03/15/25 (Call 03/15/20)(a)(c)	1,050	1,071,000
5.75%, 07/15/27 (Call 07/15/22)(a)(c)	973	994,893
6.38%, 04/01/24 (Call 12/02/19)(a)	725	754,906
Brink’s Co. (The), 4.63%, 10/15/27 (Call 10/15/22)(a)(c)	1,207	1,222,087
Cardtronics Inc./Cardtronics USA Inc., 5.50%, 05/01/25 (Call 05/01/20)(a)(c)	780	805,350
Carriage Services Inc., 6.63%, 06/01/26 (Call 06/01/21)(a)	841	874,640
Cielo USA Inc., 3.75%, 11/16/22(a)	475	475,000

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Cimpress NV, 7.00%, 06/15/26 (Call 06/15/21)(a)	$865	$912,575
Emeco Pty Ltd., 9.25%, 03/31/22 (Call 03/31/20)(a)	482	508,028
Flexi-Van Leasing Inc., 10.00%, 02/15/23 (Call 02/15/20)(a)(c)	500	475,000
Gartner Inc., 5.13%, 04/01/25 (Call 04/01/20)(a)(c)	2,189	2,295,604
Graham Holdings Co., 5.75%, 06/01/26 (Call 06/01/21)(a)(c)	753	803,828
GW B-CR Security Corp., 9.50%, 11/01/27 (Call 11/01/22)(a)	380	390,450
Harsco Corp., 5.75%, 07/31/27 (Call 07/31/22)(a)(c)	1,315	1,365,983
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(a)(c)	2,723	2,821,709
Hertz Corp. (The)
5.50%, 10/15/24 (Call 11/12/19)(a)(c)	1,949	1,933,603
6.25%, 10/15/22 (Call 12/02/19)	1,241	1,251,486
7.13%, 08/01/26 (Call 08/01/22)(a)(c)	1,045	1,078,963
7.63%, 06/01/22 (Call 12/02/19)(a)	2,871	2,982,251
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 12/02/19)(a)	2,545	2,634,075
Laureate Education Inc., 8.25%, 05/01/25 (Call 05/01/20)(a)	1,960	2,126,600
LSC Communications Inc., 8.75%, 10/15/23 (Call 12/02/19)(a)(c)	950	646,000
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance Inc., 7.88%, 10/01/22 (Call 11/15/19)(a)(c)	918	812,430
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 12/02/19)(a)	3,475	3,214,549
Nielsen Co Luxembourg SARL/The
5.00%, 02/01/25 (Call 02/01/20)(a)(c)	1,319	1,312,405
5.50%, 10/01/21 (Call 12/02/19)(a)	1,175	1,177,938
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (Call 12/02/19)(a)	5,240	5,266,305
Prime Security Services Borrower LLC/Prime Finance Inc.
5.25%, 04/15/24(a)	1,620	1,658,475
5.75%, 04/15/26(a)	3,088	3,164,274
9.25%, 05/15/23 (Call 12/02/19)(a)	1,862	1,958,824
Refinitiv U.S. Holdings Inc.
6.25%, 05/15/26 (Call 11/15/21)(a)	3,055	3,318,494
8.25%, 11/15/26 (Call 11/15/21)(a)	3,676	4,126,310
Ritchie Bros. Auctioneers Inc., 5.38%, 01/15/25 (Call 01/15/20)(a)(c)	1,238	1,290,615
RR Donnelley & Sons Co.
6.00%, 04/01/24	576	594,720
6.50%, 11/15/23(c)	863	887,060
Service Corp. International/U.S.
4.63%, 12/15/27 (Call 12/15/22)	973	1,016,785
5.13%, 06/01/29 (Call 06/01/24)	1,639	1,745,535
5.38%, 05/15/24 (Call 12/02/19)	2,046	2,109,937
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(a)	1,746	1,807,110
Sotera Health Topco Inc. (8.88% PIK), 8.13%, 11/01/21 (Call 12/02/19)(a)(c)(d)	1,044	1,038,780
Sotheby’s, 7.38%, 10/15/27 (Call 10/15/22)(a)	1,200	1,200,000
Team Health Holdings Inc., 6.38%, 02/01/25 (Call 02/01/20)(a)(c)	1,939	1,250,655
TMS International Holding Corp., 7.25%, 08/15/25 (Call 08/15/20)(a)	636	526,290
United Rentals North America Inc.
3.88%, 11/15/27 (Call 11/15/22)	350	353,588
4.63%, 07/15/23 (Call 11/20/19)	2,404	2,455,686

Security	Par (000)	Value

Commercial Services (continued)
4.63%, 10/15/25 (Call 10/15/20)	$1,594	$1,629,865
4.88%, 01/15/28 (Call 01/15/23)	3,722	3,842,965
5.25%, 01/15/30 (Call 01/15/25)	1,570	1,650,462
5.50%, 07/15/25 (Call 07/15/20)	2,069	2,149,070
5.50%, 05/15/27 (Call 05/15/22)	2,104	2,222,350
5.88%, 09/15/26 (Call 09/15/21)	2,316	2,453,617
6.50%, 12/15/26 (Call 12/15/21)	2,325	2,516,812
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(a)	2,515	2,675,331
WEX Inc., 4.75%, 02/01/23 (Call 12/02/19)(a)(c)	933	942,339
WW International Inc., 8.63%, 12/01/25 (Call 12/01/20)(a)(c)	681	701,430

		96,673,837

Computers — 1.3%
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(a)	3,273	3,047,981
Booz Allen Hamilton Inc., 5.13%, 05/01/25 (Call 05/01/20)(a)	1,076	1,109,625
Dell Inc.
4.63%, 04/01/21	800	822,400
5.40%, 09/10/40(c)	547	538,795
6.50%, 04/15/38(c)	909	957,522
7.10%, 04/15/28(c)	419	484,993
Dell International LLC/EMC Corp.
5.88%, 06/15/21 (Call 11/15/19)(a)	1,784	1,811,438
7.13%, 06/15/24 (Call 11/15/19)(a)(c)	3,201	3,393,860
Diebold Nixdorf Inc., 8.50%, 04/15/24 (Call 12/02/19)	950	819,375
EMC Corp., 3.38%, 06/01/23 (Call 03/01/23)	2,242	2,253,210
Everi Payments Inc., 7.50%, 12/15/25 (Call 12/15/20)(a)(c)	1,075	1,132,781
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(a)(c)	1,759	839,923
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 12/02/19)(a)	1,863	1,485,742
9.25%, 03/01/21 (Call 12/02/19)(a)(c)	925	859,094
MTS Systems Corp., 5.75%, 08/15/27 (Call 08/15/22)(a)	600	628,500
NCR Corp.
5.00%, 07/15/22 (Call 12/02/19)	1,344	1,355,760
5.75%, 09/01/27 (Call 09/01/22)(a)	1,345	1,378,625
5.88%, 12/15/21 (Call 12/02/19)	600	601,500
6.13%, 09/01/29 (Call 09/01/24)(a)	950	995,125
6.38%, 12/15/23 (Call 12/02/19)(c)	1,650	1,690,219
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25 (Call 06/01/20)(a)	1,788	1,839,405
Unisys Corp., 10.75%, 04/15/22 (Call 04/15/20)(a)(c)	300	324,938
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(c)	5,168	5,281,179

		33,651,990

Cosmetics & Personal Care — 0.4%
Avon International Capital PLC, 6.50%, 08/15/22 (Call 12/02/19)(a)	1,050	1,089,375
Avon International Operations Inc., 7.88%, 08/15/22 (Call 12/02/19)(a)	1,328	1,382,780
Avon Products Inc., 7.00%, 03/15/23	1,243	1,305,150
Coty Inc., 6.50%, 04/15/26 (Call 04/15/21)(a)(c)	1,303	1,335,028
Edgewell Personal Care Co.
4.70%, 05/19/21	1,230	1,259,212
4.70%, 05/24/22(c)	772	797,090
First Quality Finance Co. Inc., 5.00%, 07/01/25 (Call 07/01/20)(a)	785	812,632
High Ridge Brands Co., 8.88%, 03/15/25 (Call 03/15/20)(a)	6	15

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
Revlon Consumer Products Corp.
5.75%, 02/15/21 (Call 12/02/19)(c)	$676	$584,740
6.25%, 08/01/24 (Call 12/02/19)(c)	749	374,500
Walnut Bidco PLC, 9.13%, 08/01/24 (Call 08/01/21)(a)	700	721,000

		9,661,522

Distribution & Wholesale — 0.8%
American Builders & Contractors Supply Co. Inc.
4.00%, 01/15/28 (Call 01/15/23)(a)	215	214,463
5.75%, 12/15/23 (Call 12/02/19)(a)	1,040	1,069,640
5.88%, 05/15/26 (Call 05/15/21)(a)	1,334	1,401,100
Anixter Inc.
5.13%, 10/01/21	727	750,628
5.50%, 03/01/23(c)	525	538,440
6.00%, 12/01/25 (Call 09/01/25)(c)	450	462,375
Core & Main LP, 6.13%, 08/15/25 (Call 08/15/20)(a)(c)	1,186	1,205,272
H&E Equipment Services Inc., 5.63%, 09/01/25 (Call 09/01/20)(c)	2,228	2,342,185
HD Supply Inc., 5.38%, 10/15/26 (Call 10/15/21)(a)(c)	1,630	1,723,725
IAA Inc., 5.50%, 06/15/27 (Call 06/15/22)(a)(c)	1,259	1,348,893
KAR Auction Services Inc., 5.13%, 06/01/25 (Call 06/01/20)(a)(c)	2,333	2,435,069
LKQ Corp., 4.75%, 05/15/23 (Call 12/02/19)	1,650	1,682,472
Performance Food Group Inc.
5.50%, 06/01/24 (Call 11/12/19)(a)(c)	919	939,677
5.50%, 10/15/27 (Call 10/15/22)(a)	1,425	1,506,937
Resideo Funding Inc., 6.13%, 11/01/26 (Call 11/01/21)(a)(c)	751	756,633
Univar USA Inc., 6.75%, 07/15/23 (Call 11/12/19)(a)	1,112	1,130,070

		19,507,579

Diversified Financial Services — 3.4%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(f)	1,600	1,672,000
AG Merger Sub II Inc., 10.75%, 08/01/27 (Call 08/01/22)(a)	670	663,300
Allied Universal Holdco LLC/Allied Universal
Finance Corp.
6.63%, 07/15/26 (Call 07/15/22)(a)	1,942	2,073,085
9.75%, 07/15/27 (Call 07/15/22)(a)	2,450	2,560,250
Ally Financial Inc.
4.13%, 02/13/22	1,272	1,314,866
5.13%, 09/30/24	1,459	1,604,170
5.75%, 11/20/25 (Call 10/21/25)	2,718	3,027,172
8.00%, 11/01/31 (c)	5,130	7,117,865
CNG Holdings Inc., 12.50%, 06/15/24 (Call 06/15/21)(a)	539	506,660
Credit Acceptance Corp.
6.63%, 03/15/26 (Call 03/15/22)(a)	665	706,563
7.38%, 03/15/23 (Call 12/02/19)(c)	819	846,641
Curo Group Holdings Corp., 8.25%, 09/01/25 (Call 09/01/21)(a)(c)	1,607	1,414,160
Enova International Inc.
8.50%, 09/01/24 (Call 09/01/20)(a)(c)	572	530,530
8.50%, 09/15/25 (Call 09/15/21)(a)	865	797,098
Fairstone Financial Inc., 7.88%, 07/15/24 (Call 07/15/21)(a)	664	699,192
Global Aircraft Leasing Co. Ltd. (7.25% PIK), 6.50%, 09/15/24 (Call 09/15/21)(a)(c)(d)	3,335	3,404,868
goeasy Ltd., 7.88%, 11/01/22 (Call 11/15/19)(a)(c)	1,159	1,203,911
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.25%, 06/03/26 (Call 06/01/22)(a)	825	847,688
7.25%, 08/15/24 (Call 08/15/20)(a)	600	604,500
LPL Holdings Inc., 5.75%, 09/15/25 (Call 03/15/20)(a)	2,140	2,220,250

Security	Par (000)	Value

Diversified Financial Services (continued)
Nationstar Mortgage Holdings Inc.
8.13%, 07/15/23 (Call 07/15/20)(a)	$2,261	$2,396,660
9.13%, 07/15/26 (Call 07/15/21)(a)	1,687	1,849,374
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21 (Call 12/02/19)(c)	1,152	1,156,320
Navient Corp.
5.50%, 01/25/23	2,237	2,323,684
5.63%, 08/01/33	798	694,260
5.88%, 03/25/21	1,015	1,053,083
5.88%, 10/25/24	1,680	1,730,400
6.13%, 03/25/24	1,990	2,080,147
6.50%, 06/15/22(c)	2,518	2,694,260
6.63%, 07/26/21	1,791	1,891,744
6.75%, 06/25/25(c)	1,385	1,460,760
6.75%, 06/15/26	1,320	1,379,400
7.25%, 01/25/22	1,539	1,669,353
7.25%, 09/25/23	780	852,134
NFP Corp.
6.88%, 07/15/25 (Call 07/15/20)(a)	1,363	1,342,555
8.00%, 07/15/25 (Call 07/15/20)(a)	475	482,125
Ocwen Loan Servicing LLC, 8.38%, 11/15/22 (Call 12/02/19)(a)	765	652,163
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc.,
6.38%, 12/15/22 (Call 12/15/19)(a)	1,038	1,069,140
Quicken Loans Inc.
5.25%, 01/15/28 (Call 01/15/23)(a)	2,121	2,187,281
5.75%, 05/01/25 (Call 05/01/20)(a)	3,112	3,203,742
Springleaf Finance Corp.
5.63%, 03/15/23	1,602	1,718,145
6.13%, 05/15/22	2,132	2,291,900
6.13%, 03/15/24 (Call 09/15/23)	2,609	2,853,594
6.63%, 01/15/28 (Call 07/15/27)(c)	1,681	1,861,707
6.88%, 03/15/25	2,977	3,371,452
7.13%, 03/15/26	3,730	4,252,200
7.75%, 10/01/21	1,725	1,880,284
8.25%, 12/15/20	1,093	1,162,679
8.25%, 10/01/23	429	499,785
TMX Finance LLC/TitleMax Finance Corp., 11.13%,
04/01/23 (Call 04/01/20)(a)	964	867,600
Voyager Aviation Holdings LLC/Voyager Finance Co.,
8.50%, 08/15/21 (Call 12/02/19)(a)	1,118	1,158,796

		87,901,496

Electric — 2.3%
AES Corp./VA
4.00%, 03/15/21	826	839,423
4.50%, 03/15/23 (Call 03/15/20)	1,255	1,283,238
4.88%, 05/15/23 (Call 12/02/19)(c)	1,570	1,595,120
5.13%, 09/01/27 (Call 09/01/22)(c)	941	1,011,556
5.50%, 04/15/25 (Call 04/15/20)	1,304	1,354,139
6.00%, 05/15/26 (Call 05/15/21)	1,211	1,293,106
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)(a)(c)	2,419	2,515,760
5.38%, 01/15/23 (Call 12/02/19)	2,948	2,995,758
5.50%, 02/01/24 (Call 12/02/19)	1,591	1,594,977
5.75%, 01/15/25 (Call 12/02/19)(c)	2,638	2,707,247
5.88%, 01/15/24 (Call 12/02/19)(a)(c)	1,274	1,302,028
6.00%, 01/15/22 (Call 12/02/19)(a)(c)	1,066	1,067,492
Clearway Energy Operating LLC
5.00%, 09/15/26 (Call 09/15/21)(c)	550	550,000
5.38%, 08/15/24 (Call 12/02/19)	1,677	1,700,059

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.75%, 10/15/25 (Call 10/15/21)	$1,449	$1,487,036
Drax Finco PLC, 6.63%, 11/01/25 (Call 05/01/21)(a)	1,151	1,218,621
Emera Inc., Series 16-A, 6.75%, 06/15/76 (Call 06/15/26)(f)	2,456	2,761,674
InterGen NV, 7.00%, 06/30/23 (Call 12/02/19)(a)	1,026	975,213
Midland Cogeneration Venture LP, 6.00%, 03/15/25(a)(c)	141	141,870
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)	1,350	1,346,625
4.25%, 07/15/24 (Call 04/15/24)(a)	1,270	1,304,544
4.25%, 09/15/24 (Call 07/15/24)(a)	1,103	1,147,120
4.50%, 09/15/27 (Call 06/15/27)(a)	925	943,500
NRG Energy Inc.
5.25%, 06/15/29 (Call 06/15/24)(a)	1,529	1,639,852
5.75%, 01/15/28 (Call 01/15/23)(c)	1,937	2,096,802
6.63%, 01/15/27 (Call 07/15/21)(c)	2,865	3,104,944
7.25%, 05/15/26 (Call 05/15/21)	2,512	2,750,715
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 06/01/20)	1,130	847,523
6.63%, 01/15/28 (Call 01/15/23)(a)	1,130	1,090,450
7.25%, 05/15/27 (Call 05/15/22)(a)(c)	1,353	1,349,618
10.50%, 01/15/26 (Call 01/15/22)(a)	1,502	1,291,720
Terraform Global Operating LLC, 6.13%, 03/01/26 (Call 03/01/21)(a)	740	756,650
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)(c)	700	724,988
6.50%, 03/15/40(c)	638	644,418
Vistra Energy Corp.
5.88%, 06/01/23 (Call 12/02/19)	1,374	1,403,198
7.63%, 11/01/24 (Call 11/01/19)	707	733,937
Vistra Operations Co. LLC
5.00%, 07/31/27 (Call 07/31/22)(a)	2,500	2,581,250
5.50%, 09/01/26 (Call 09/01/21)(a)(c)	2,310	2,441,023
5.63%, 02/15/27 (Call 02/15/22)(a)	2,997	3,176,820

		59,770,014

Electrical Components & Equipment — 0.3%
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)(a)(c)	1,470	1,525,125
6.38%, 07/15/26 (Call 07/15/21)(a)(c)	1,316	1,403,251
7.75%, 01/15/27 (Call 01/15/22)(a)(c)	1,492	1,652,390
EnerSys, 5.00%, 04/30/23 (Call 01/30/23)(a)	465	479,531
WESCO Distribution Inc.
5.38%, 12/15/21 (Call 12/02/19)	618	621,115
5.38%, 06/15/24 (Call 12/02/19)(c)	850	877,625

		6,559,037

Electronics — 0.7%
ADT Security Corp. (The)
3.50%, 07/15/22	1,866	1,870,329
4.13%, 06/15/23(c)	1,417	1,436,484
4.88%, 07/15/32(a)	1,609	1,392,268
6.25%, 10/15/21	1,945	2,073,856
APX Group Inc.
7.63%, 09/01/23 (Call 12/02/19)(c)	1,112	978,560
7.88%, 12/01/22 (Call 12/02/19)	2,144	2,141,320
8.75%, 12/01/20 (Call 12/02/19)(c)	401	394,985
Ingram Micro Inc.
5.00%, 08/10/22 (Call 02/10/22)	500	512,505
5.45%, 12/15/24 (Call 09/15/24)(c)	1,312	1,355,686
Itron Inc., 5.00%, 01/15/26 (Call 01/15/21)(a)(c)	1,120	1,159,200

Security	Par (000)	Value

Electronics (continued)
Sensata Technologies BV
4.88%, 10/15/23(a)	$1,066	$1,125,984
5.00%, 10/01/25(a)(c)	1,471	1,585,296
5.63%, 11/01/24(a)(c)	902	989,945
Sensata Technologies Inc., 4.38%, 02/15/30 (Call 11/15/29)(a)	810	815,569
TTM Technologies Inc., 5.63%, 10/01/25 (Call 10/01/20)(a)(c)	696	702,960

		18,534,947

Energy - Alternate Sources — 0.3%
Enviva Partners LP/Enviva Partners Finance Corp.,
8.50%, 11/01/21 (Call 12/02/19)	770	786,844
Pattern Energy Group Inc., 5.88%, 02/01/24 (Call 02/01/20)(a)	844	865,100
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(a)	1,188	1,223,640
4.75%, 01/15/30 (Call 01/15/25)(a)	1,845	1,907,268
5.00%, 01/31/28 (Call 07/31/27)(a)	1,280	1,350,016
Topaz Solar Farms LLC, 5.75%, 09/30/39(a)	1,119	1,252,883

		7,385,751

Engineering & Construction — 0.5%
AECOM
5.13%, 03/15/27 (Call 12/15/26)(c)	2,316	2,442,685
5.88%, 10/15/24 (Call 07/15/24)	1,683	1,814,358
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(a)	2,233	2,166,010
frontdoor Inc., 6.75%, 08/15/26 (Call 08/15/21)(a)(c)	856	931,970
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22 (Call 05/15/20)(c)	876	928,560
MasTec Inc., 4.88%, 03/15/23 (Call 12/02/19)(c)	1,119	1,134,387
New Enterprise Stone & Lime Co. Inc., 6.25%, 03/15/26 (Call 03/15/21)(a)	711	739,440
TopBuild Corp., 5.63%, 05/01/26 (Call 05/01/21)(a)	1,035	1,086,750
Tutor Perini Corp., 6.88%, 05/01/25 (Call 05/01/20)(a)	1,206	1,202,804
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25 (Call 08/15/20)(c)	442	448,630

		12,895,594

Entertainment — 2.5%
AMC Entertainment Holdings Inc.
5.75%, 06/15/25 (Call 06/15/20)(c)	1,550	1,472,655
5.88%, 11/15/26 (Call 11/15/21)(c)	1,304	1,188,270
6.13%, 05/15/27 (Call 05/15/22)(c)	928	839,260
Boyne USA Inc., 7.25%, 05/01/25 (Call 05/01/21)(a)	1,247	1,362,348
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(a)	3,680	3,767,400
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(a)	1,197	1,283,783
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/24 (Call 12/02/19)	1,160	1,191,900
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 04/15/27 (Call 04/15/22)	1,041	1,108,665
Churchill Downs Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)	1,097	1,135,395
5.50%, 04/01/27 (Call 04/01/22)(a)	1,487	1,576,220
Cinemark USA Inc.
4.88%, 06/01/23 (Call 12/02/19)	1,844	1,871,660
5.13%, 12/15/22 (Call 12/02/19)	881	888,709
Cirsa Finance International Sarl, 7.88%, 12/20/23 (Call 06/20/20)(a)	1,166	1,231,926

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21 (Call 12/02/19)(a)	$652	$559,416
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23 (Call 02/15/20)(a)	50	52,625
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)	2,080	2,186,600
6.00%, 09/15/26 (Call 09/15/21)	1,394	1,528,172
7.00%, 08/01/23 (Call 12/02/19)	300	313,125
Enterprise Development Authority (The), 12.00%, 07/15/24 (Call 07/15/21)(a)	938	1,027,110
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/24 (Call 03/01/20)(a)	779	800,423
Golden Entertainment Inc., 7.63%, 04/15/26 (Call 04/15/22)(a)(c)	861	905,126
International Game Technology PLC
6.25%, 02/15/22 (Call 08/15/21)(a)(c)	3,277	3,449,042
6.25%, 01/15/27 (Call 07/15/26)(a)(c)	1,580	1,765,650
6.50%, 02/15/25 (Call 08/15/24)(a)(c)	2,309	2,565,876
Jacobs Entertainment Inc., 7.88%, 02/01/24 (Call 02/01/20)(a)	1,122	1,192,125
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 (Call 12/02/19)(a)	1,292	1,217,710
6.38%, 02/01/24 (Call 02/01/21)(a)	1,166	1,111,344
Live Nation Entertainment Inc.
4.75%, 10/15/27 (Call 10/15/22)(a)	1,262	1,315,761
4.88%, 11/01/24 (Call 11/06/19)(a)	940	972,900
5.38%, 06/15/22 (Call 11/02/19)(a)	640	648,595
5.63%, 03/15/26 (Call 03/15/21)(a)	255	271,575
Merlin Entertainments PLC, 5.75%, 06/15/26 (Call 03/17/26)(a)	720	766,800
Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (Call 11/15/19)(a)(c)	1,220	1,168,150
Motion Bondco DAC, 6.63%, 11/15/27 (Call 11/15/22)(a)	200	203,500
Penn National Gaming Inc., 5.63%, 01/15/27 (Call 01/15/22)(a)(c)	972	1,001,160
Scientific Games International Inc.
5.00%, 10/15/25 (Call 10/15/20)(a)	2,701	2,782,030
6.63%, 05/15/21 (Call 12/02/19)(c)	1,066	1,079,325
8.25%, 03/15/26 (Call 03/15/22)(a)(c)	2,458	2,599,335
10.00%, 12/01/22 (Call 12/02/19)	2,151	2,212,841
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 12/02/19)(a)	2,336	2,411,920
5.50%, 04/15/27 (Call 04/15/22)(a)(c)	1,381	1,446,597
Speedway Motorsports LLC/Speedway Funding II Inc., 4.88%, 11/01/27 (Call 11/01/22)(a)	845	843,141
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)	2,431	2,622,441
Twin River Worldwide Holdings Inc., 6.75%, 06/01/27 (Call 06/01/22)(a)(c)	866	911,725
WMG Acquisition Corp.
5.00%, 08/01/23 (Call 12/02/19)(a)(c)	1,125	1,153,125
5.50%, 04/15/26 (Call 04/15/21)(a)(c)	730	766,500
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29 (Call 07/01/29)(a)	1,330	1,389,850

		64,159,806

Environmental Control — 0.6%
Advanced Disposal Services Inc., 5.63%, 11/15/24 (Call 12/02/19)(a)	1,050	1,095,938

Security	Par (000)	Value

Environmental Control (continued)
Clean Harbors Inc.
4.88%, 07/15/27 (Call 07/15/22)(a)	$1,219	$1,270,734
5.13%, 07/15/29 (Call 07/15/24)(a)(c)	360	383,400
Covanta Holding Corp.
5.88%, 03/01/24 (Call 12/02/19)	1,139	1,170,322
5.88%, 07/01/25 (Call 07/01/20)	1,075	1,115,312
6.00%, 01/01/27 (Call 01/01/22)	784	819,280
GFL Environmental Inc.
5.38%, 03/01/23 (Call 11/07/19)(a)(c)	850	874,438
5.63%, 05/01/22 (Call 12/02/19)(a)(c)	974	998,350
7.00%, 06/01/26 (Call 06/01/21)(a)	800	848,000
8.50%, 05/01/27 (Call 05/01/22)(a)	1,528	1,680,800
Stericycle Inc., 5.38%, 07/15/24 (Call 07/15/21)(a)	1,400	1,456,000
Tervita Corp., 7.63%, 12/01/21 (Call 12/02/19)(a)	1,630	1,609,625
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 02/15/21)(a)	1,260	1,300,950

		14,623,149
Food — 1.9%
Albertsons Companies Inc./Safeway Inc./New
Albertsons LP/Albertsons LLC
5.75%, 03/15/25 (Call 12/02/19)	2,911	3,012,012
5.88%, 02/15/28 (Call 08/15/22)(a)	1,576	1,682,380
6.63%, 06/15/24 (Call 12/02/19)	3,034	3,181,907
7.50%, 03/15/26 (Call 03/15/22)(a)(c)	1,576	1,751,330
B&G Foods Inc.
5.25%, 04/01/25 (Call 04/01/20)(c)	2,207	2,253,899
5.25%, 09/15/27 (Call 03/01/22)(c)	990	987,525
C&S Group Enterprises LLC, 5.38%, 07/15/22 (Call 12/02/19)(a)	1,049	1,051,622
Chobani LLC/Chobani Finance Corp. Inc., 7.50%, 04/15/25 (Call 04/15/20)(a)	1,284	1,232,640
Clearwater Seafoods Inc., 6.88%, 05/01/25 (Call 05/01/20)(a)(c)	346	355,515
Dean Foods Co., 6.50%, 03/15/23 (Call 12/02/19)(a)	718	337,460
Dole Food Co. Inc., 7.25%, 06/15/25 (Call 06/15/20)(a)	547	521,018
FAGE International SA/FAGE USA Dairy Industry Inc., 5.63%, 08/15/26 (Call 08/15/21)(a)(c)	772	693,874
Fresh Market Inc. (The), 9.75%, 05/01/23 (Call 12/02/19)(a)	1,018	590,440
H-Food Holdings LLC/Hearthside Finance Co. Inc., 8.50%, 06/01/26 (Call 06/01/21)(a)	814	602,360
Ingles Markets Inc., 5.75%, 06/15/23 (Call 12/02/19)(c)	1,807	1,843,140
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)(a)	1,601	1,683,051
4.88%, 11/01/26 (Call 11/01/21)(a)(c)	1,774	1,864,917
New Albertsons LP
7.45%, 08/01/29(c)	575	580,750
8.00%, 05/01/31(c)	606	618,120
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)(a)	2,374	2,463,025
5.88%, 09/30/27 (Call 09/30/22)(a)	1,973	2,114,109
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)(a)(c)	3,533	3,674,673
5.50%, 03/01/25 (Call 03/01/20)(a)(c)	2,173	2,276,435
5.50%, 12/15/29 (Call 12/15/24)(a)	1,665	1,755,243
5.63%, 01/15/28 (Call 12/01/22)(a)(c)	2,172	2,324,040
5.75%, 03/01/27 (Call 03/01/22)(a)	3,085	3,284,384
Safeway Inc., 7.25%, 02/01/31	456	465,120
Sigma Holdco BV, 7.88%, 05/15/26 (Call 05/15/21)(a)(c)	1,153	1,112,645

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Simmons Foods Inc.
5.75%, 11/01/24 (Call 11/01/20)(a)	$1,321	$1,292,929
7.75%, 01/15/24 (Call 01/15/21)(a)	331	357,894
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 12/02/19)	962	965,607
6.00%, 02/15/24 (Call 12/02/19)(a)(c)	1,642	1,703,575
U.S. Foods Inc., 5.88%, 06/15/24 (Call 12/02/19)(a)	1,462	1,505,860

		50,139,499

Food Service — 0.3%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)	891	914,389
5.00%, 04/01/25 (Call 04/01/20)(a)(c)	1,606	1,672,247
5.00%, 02/01/28 (Call 02/01/23)(a)(c)	2,427	2,536,215
5.13%, 01/15/24 (Call 12/02/19)(c)	2,197	2,265,129

		7,387,980

Forest Products & Paper — 0.3%
Cascades Inc., 5.50%, 07/15/22 (Call 12/02/19)(a)	1,180	1,197,700
Clearwater Paper Corp.
4.50%, 02/01/23 (Call 12/02/19)(c)	650	652,438
5.38%, 02/01/25(a)	804	787,920
Mercer International Inc.
5.50%, 01/15/26 (Call 01/15/21)(c)	852	825,869
6.50%, 02/01/24 (Call 02/01/20)(c)	350	360,500
7.38%, 01/15/25 (Call 01/15/21)	775	804,062
Resolute Forest Products Inc., 5.88%, 05/15/23 (Call 12/02/19)(c)	1,000	992,500
Schweitzer-Mauduit International Inc., 6.88%, 10/01/26 (Call 10/01/21)(a)(c)	765	816,637
Smurfit Kappa Treasury Funding DAC, 7.50%, 11/20/25(c) .	393	476,513

		6,914,139

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	1,763	1,890,994
5.63%, 05/20/24 (Call 03/20/24)	1,429	1,539,747
5.75%, 05/20/27 (Call 02/20/27)(c)	949	1,039,155
5.88%, 08/20/26 (Call 05/20/26)	1,377	1,525,027
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (Call 03/31/20)(a)(c)	963	960,593

		6,955,516

Hand & Machine Tools — 0.1%
Apex Tool Group LLC/BC Mountain Finance Inc., 9.00%, 02/15/23 (Call 12/02/19)(a)(c)	816	689,520
Colfax Corp.
6.00%, 02/15/24 (Call 02/15/21)(a)	1,476	1,564,560
6.38%, 02/15/26 (Call 02/15/22)(a)	937	1,014,302
Werner FinCo LP/Werner FinCo Inc., 8.75%, 07/15/25 (Call 07/15/20)(a)	526	456,963

		3,725,345

Health Care — Products — 0.8%
Avantor Inc.
6.00%, 10/01/24 (Call 10/01/20)(a)	3,390	3,623,503
9.00%, 10/01/25 (Call 10/01/20)(a)	4,550	5,083,260
Hill-Rom Holdings Inc.
4.38%, 09/15/27 (Call 09/15/22)(a)	410	422,300
5.00%, 02/15/25 (Call 02/15/20)(a)(c)	809	838,326
Hologic Inc.
4.38%, 10/15/25 (Call 10/15/20)(a)	2,198	2,251,917
4.63%, 02/01/28 (Call 02/01/23)(a)(c)	469	490,691
Immucor Inc., 11.13%, 02/15/22 (Call 12/02/19)(a)(c)	830	830,415

Security	Par (000)	Value

Health Care — Products (continued)
Ortho-Clinical Diagnostics Inc./Ortho-Clinical
Diagnostics SA, 6.63%, 05/15/22 (Call 12/02/19)(a)	$2,967	$2,855,738
Sotera Health Holdings LLC, 6.50%, 05/15/23 (Call 12/02/19)(a)(c)	1,075	1,095,157
Teleflex Inc.
4.63%, 11/15/27 (Call 11/15/22)	892	934,370
4.88%, 06/01/26 (Call 06/01/21)(c)	871	913,189
5.25%, 06/15/24 (Call 11/15/19)(c)	735	754,753

		20,093,619

Health Care — Services — 6.0%
Acadia Healthcare Co. Inc.
5.13%, 07/01/22 (Call 12/02/19)(c)	786	792,878
5.63%, 02/15/23 (Call 12/02/19)	1,750	1,776,250
6.50%, 03/01/24 (Call 12/02/19)	1,035	1,071,225
AHP Health Partners Inc., 9.75%, 07/15/26 (Call 07/15/21)(a)(c)	1,107	1,192,793
Air Medical Group Holdings Inc., 6.38%, 05/15/23 (Call 12/02/19)(a)(c)	825	701,250
ASP AMC Merger Sub Inc., 8.00%, 05/15/25 (Call 05/15/20)(a)(c)	867	537,540
BCPE Cycle Merger Sub II Inc., 10.63%, 07/15/27 (Call 07/15/22)(a)	1,188	1,110,780
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (Call 10/15/20)(a)(c)	900	929,250
5.00%, 07/15/27 (Call 07/15/22)(a)	910	950,950
Centene Corp.
4.75%, 05/15/22 (Call 12/02/19)	2,409	2,460,191
4.75%, 01/15/25 (Call 01/15/20)	2,756	2,851,110
5.38%, 06/01/26 (Call 06/01/21)(a)	4,367	4,622,469
6.13%, 02/15/24 (Call 12/02/19)	1,747	1,816,338
Charles River Laboratories International Inc.
4.25%, 05/01/28 (Call 05/01/23)(a)	1,045	1,064,698
5.50%, 04/01/26 (Call 04/01/21)(a)(c)	1,269	1,351,485
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 12/02/19)(c)	2,356	2,350,110
6.25%, 03/31/23 (Call 03/31/20)	7,183	6,998,936
6.88%, 02/01/22 (Call 12/02/19)(c)	5,128	3,961,380
8.00%, 03/15/26 (Call 03/15/22)(a)	3,525	3,445,687
8.13%, 06/30/24 (Call 06/30/21)(a)(c)	2,853	2,168,280
8.63%, 01/15/24 (Call 01/15/21)(a)(c)	2,394	2,435,895
9.88%, 06/30/23 (Call 06/30/20)(a)(c)(g)	4,061	3,390,935
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)(c)	3,521	3,556,914
5.13%, 07/15/24 (Call 11/15/19)	3,929	4,010,605
Eagle Holding Co. II LLC (8.38% PIK), 7.63%, 05/15/22 (Call 12/02/19)(a)(c)(d)	1,438	1,450,583
Eagle Holding Co. II LLC (8.50% PIK), 7.75%, 05/15/22 (Call 12/02/19)(a)(c)(d)	2,217	2,250,255
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)	880	899,800
4.75%, 02/01/30 (Call 02/01/25)	1,050	1,082,813
5.13%, 03/15/23 (Call 12/02/19)(c)	859	876,180
5.75%, 11/01/24 (Call 12/02/19)	1,946	1,967,893
5.75%, 09/15/25 (Call 09/15/20)(c)	1,075	1,122,031
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(a)(c)	2,706	1,555,950
Hadrian Merger Sub Inc., 8.50%, 05/01/26 (Call 05/01/21)(a)	694	682,723
HCA Healthcare Inc., 6.25%, 02/15/21	1,598	1,673,905

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
HCA Inc.
5.38%, 02/01/25	$5,991	$6,582,611
5.38%, 09/01/26 (Call 03/01/26)	2,242	2,443,780
5.63%, 09/01/28 (Call 03/01/28)(c)	3,272	3,676,910
5.88%, 05/01/23	2,361	2,590,489
5.88%, 02/15/26 (Call 08/15/25)(c)	3,547	3,990,375
5.88%, 02/01/29 (Call 08/01/28)(c)	2,200	2,494,250
7.50%, 02/15/22	2,983	3,309,638
7.50%, 11/06/33(c)	500	608,750
7.69%, 06/15/25(c)	252	304,290
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)(c)	934	926,995

MEDNAX Inc.
5.25%, 12/01/23 (Call 12/02/19)(a)	1,771	1,793,138
6.25%, 01/15/27 (Call 01/15/22)(a)	2,251	2,228,490

Molina Healthcare Inc.
4.88%, 06/15/25 (Call 06/15/20)(a)	496	504,060
5.38%, 11/15/22 (Call 08/15/22)	1,455	1,535,025
One Call Corp., 10.00%, 10/01/24 (Call 11/15/19)(a)	259	233,100
Polaris Intermediate Corp. (9.25% PIK), 8.50%, 12/01/22 (Call 11/12/19)(a)(c)(d)	2,822	2,363,425
Quorum Health Corp., 11.63%, 04/15/23 (Call 12/02/19)(c)	733	630,380
RegionalCare Hospital Partners Holdings Inc., 8.25%, 05/01/23 (Call 12/02/19)(a)	1,995	2,129,663
RegionalCare Hospital Partners Holdings Inc./LifePoint
Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(a)	3,201	3,513,097
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(a)	1,430	1,522,950

Surgery Center Holdings Inc.
6.75%, 07/01/25 (Call 07/01/20)(a)(c)	845	781,625
10.00%, 04/15/27 (Call 04/15/22)(a)(c)	887	898,088

Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 07/15/20)	4,089	4,211,670
4.63%, 09/01/24 (Call 09/01/21)(a)	1,205	1,235,848
4.88%, 01/01/26 (Call 03/01/22)(a)	4,420	4,574,700
5.13%, 05/01/25 (Call 05/01/20)	3,452	3,533,985
5.13%, 11/01/27 (Call 11/01/22)(a)	3,295	3,426,800
6.25%, 02/01/27 (Call 02/01/22)(a)	3,558	3,770,021
6.75%, 06/15/23	4,215	4,461,367
6.88%, 11/15/31	726	662,475
7.00%, 08/01/25 (Call 08/01/20)(c)	1,225	1,268,120
8.13%, 04/01/22	6,038	6,528,889

WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)	3,039	3,180,503
5.38%, 08/15/26 (Call 08/15/21)(a)	1,676	1,782,845
West Street Merger Sub Inc., 6.38%, 09/01/25 (Call 09/01/20)(a)(c)	1,726	1,644,015

		154,452,449

Holding Companies - Diversified — 0.6%
Compass Group Diversified Holdings LLC, 8.00%, 05/01/26 (Call 05/01/21)(a)	1,030	1,107,250
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(a)	1,238	1,255,208

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24 (Call 06/15/24)(a)	1,110	1,121,100
5.88%, 02/01/22 (Call 12/02/19)	2,260	2,279,775
6.25%, 02/01/22 (Call 12/02/19)	2,419	2,476,451
6.25%, 05/15/26 (Call 05/15/22)(c)	2,622	2,779,320
6.38%, 12/15/25 (Call 12/15/20)	1,846	1,938,300
6.75%, 02/01/24 (Call 02/01/20)	1,169	1,218,682
Stena AB, 7.00%, 02/01/24(a)(c)	983	995,288

Security	Par (000)	Value

Holding Companies - Diversified (continued)
Stena International SA, 5.75%, 03/01/24(a)	$600	$607,500

		15,778,874

Home Builders — 2.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.
6.75%, 08/01/25 (Call 08/01/20)(a)	616	619,080
9.88%, 04/01/27 (Call 04/01/22)(a)(c)	496	553,040

Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 10/15/22)(c)	1,064	1,042,720
6.75%, 03/15/25 (Call 03/15/20)	611	632,385
7.25%, 10/15/29 (Call 10/15/24)(a)	385	403,288
Brookfield Residential Properties Inc., 6.38%, 05/15/25 (Call 05/15/20)(a)	450	465,750
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 12/02/19)(a)(c)	1,377	1,399,376
6.25%, 09/15/27 (Call 09/15/22)(a)	1,184	1,207,680

Century Communities Inc.
5.88%, 07/15/25 (Call 07/15/20)(c)	873	907,920
6.75%, 06/01/27 (Call 06/01/22)(a)(c)	1,230	1,316,100
Forestar Group Inc., 8.00%, 04/15/24 (Call 04/15/21)(a)(c)	903	970,725
Installed Building Products Inc., 5.75%, 02/01/28 (Call 02/01/23)(a)	560	588,273

K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 12/02/19)(a)	360	309,600
10.50%, 07/15/24 (Call 07/15/20)(a)(c)	370	290,450
KB Home
4.80%, 11/15/29 (Call 05/15/29)	245	246,991
6.88%, 06/15/27 (Call 12/15/26)	643	733,020
7.00%, 12/15/21 (Call 09/15/21)	534	574,451
7.50%, 09/15/22	461	519,778
7.63%, 05/15/23 (Call 11/15/22)(c)	670	761,287
Lennar Corp.
2.95%, 11/29/20 (Call 09/29/20)	100	100,125
4.13%, 01/15/22 (Call 10/15/21)	1,037	1,065,517
4.50%, 04/30/24 (Call 01/31/24)	1,416	1,497,420
4.75%, 04/01/21 (Call 02/01/21)	779	797,540
4.75%, 11/15/22 (Call 08/15/22)	1,011	1,064,077
4.75%, 05/30/25 (Call 02/28/25)	936	1,001,520
4.75%, 11/29/27 (Call 05/29/27)	2,199	2,374,920
4.88%, 12/15/23 (Call 09/15/23)	765	818,550
5.00%, 06/15/27 (Call 12/15/26)	625	675,000
5.25%, 06/01/26 (Call 12/01/25)	1,089	1,197,900
5.88%, 11/15/24 (Call 05/15/24)	640	713,600
6.25%, 12/15/21 (Call 06/15/21)(c)	350	369,250
8.38%, 01/15/21	300	319,500
LGI Homes Inc., 6.88%, 07/15/26 (Call 07/15/21)(a)	525	543,375

M/I Homes Inc.
5.63%, 08/01/25 (Call 08/01/20)(c)	350	364,000
6.75%, 01/15/21 (Call 11/15/19)	30	30,306

Mattamy Group Corp.
6.50%, 10/01/25 (Call 10/01/20)(a)	1,328	1,404,360
6.88%, 12/15/23 (Call 12/15/19)(a)	1,020	1,056,975

MDC Holdings Inc.
5.50%, 01/15/24 (Call 10/15/23)(c)	325	354,250
6.00%, 01/15/43 (Call 10/15/42)	1,056	1,099,560

Meritage Homes Corp.
5.13%, 06/06/27 (Call 12/06/26)(c)	325	350,188
6.00%, 06/01/25 (Call 03/01/25)	950	1,061,625
7.00%, 04/01/22(c)	269	293,883

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
New Home Co. Inc. (The), 7.25%, 04/01/22 (Call 12/02/19)	$779	$737,616
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	900	918,000
5.00%, 01/15/27 (Call 10/15/26)	1,273	1,392,344
5.50%, 03/01/26 (Call 12/01/25)(c)	1,861	2,084,785
6.00%, 02/15/35(c)	575	632,500
6.38%, 05/15/33(c)	731	829,685
7.88%, 06/15/32(c)	675	850,500
Shea Homes LP/Shea Homes Funding Corp.
5.88%, 04/01/23 (Call 12/02/19)(a)(c)	991	1,013,297
6.13%, 04/01/25 (Call 04/01/20)(a)(c)	1,008	1,043,280
Taylor Morrison Communities Inc.
5.75%, 01/15/28 (Call 10/15/27)(a)	857	949,127
5.88%, 06/15/27 (Call 03/15/27)(a)	1,142	1,275,271
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.63%, 03/01/24 (Call 12/01/23)(a)(c)	270	291,263
5.88%, 04/15/23 (Call 01/15/23)(a)(c)	875	945,000
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)	1,000	982,500
4.35%, 02/15/28 (Call 11/15/27)(c)	995	1,034,489
4.38%, 04/15/23 (Call 01/15/23)	757	794,850
4.88%, 11/15/25 (Call 08/15/25)	419	452,520
4.88%, 03/15/27 (Call 12/15/26)	820	890,725
5.63%, 01/15/24 (Call 10/15/23)	400	437,000
5.88%, 02/15/22 (Call 11/15/21)	444	472,305
TRI Pointe Group Inc.
4.88%, 07/01/21 (Call 06/01/21)(c)	621	638,078
5.25%, 06/01/27 (Call 12/01/26)(c)	525	543,375
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	885	953,587
William Lyon Homes Inc.
5.88%, 01/31/25 (Call 01/31/20)	1,219	1,240,332
6.00%, 09/01/23 (Call 09/01/20)(c)	1,005	1,040,175
6.63%, 07/15/27 (Call 07/15/22)(a)(c)	618	650,445
Williams Scotsman International Inc.
6.88%, 08/15/23 (Call 08/15/20)(a)(c)	1,345	1,412,250
7.88%, 12/15/22 (Call 12/15/19)(a)	798	831,915

		57,432,569

Home Furnishings — 0.1%
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)(c)	1,463	1,530,664
5.63%, 10/15/23 (Call 12/02/19)	1,149	1,183,470

		2,714,134

Household Products & Wares — 0.4%
ACCO Brands Corp., 5.25%, 12/15/24 (Call 12/15/19)(a)(c)	917	951,387
Central Garden & Pet Co.
5.13%, 02/01/28 (Call 01/01/23)(c)	587	603,025
6.13%, 11/15/23 (Call 12/02/19)(c)	871	900,396
Kronos Acquisition Holdings Inc., 9.00%, 08/15/23 (Call 12/02/19)(a)	2,008	1,751,980
Prestige Brands Inc.
5.38%, 12/15/21 (Call 12/02/19)(a)	1,050	1,052,100
6.38%, 03/01/24 (Call 12/02/19)(a)(c)	1,431	1,493,606
Spectrum Brands Inc.
5.00%, 10/01/29 (Call 10/01/24)(a)	630	644,963
5.75%, 07/15/25 (Call 07/15/20)	2,546	2,654,205

Security	Par (000)	Value

Household Products & Wares (continued)
6.13%, 12/15/24 (Call 12/15/19)	$761	$786,684

		10,838,346

Housewares — 0.1%
American Greetings Corp., 8.75%, 04/15/25 (Call 04/15/21)(a)(c)	548	502,790
Scotts Miracle-Gro Co. (The)
4.50%, 10/15/29 (Call 10/15/24)(a)	1,040	1,045,200
5.25%, 12/15/26 (Call 12/15/21)(c)	200	210,500
Tupperware Brands Corp., 4.75%, 06/01/21 (Call 03/01/21)(c)	100	100,268

		1,858,758

Insurance — 1.0%
Acrisure LLC/Acrisure Finance Inc.
7.00%, 11/15/25 (Call 11/15/20)(a)	2,158	1,974,570
8.13%, 02/15/24 (Call 02/15/21)(a)	2,045	2,169,643
10.13%, 08/01/26 (Call 08/01/22)(a)	785	812,475
Alliant Holdings Intermediate LLC/Alliant Holdings
Co-Issuer, 6.75%, 10/15/27 (Call 10/15/22)(a)(c)	1,565	1,627,772
AmWINS Group Inc., 7.75%, 07/01/26 (Call 07/01/21)(a)(c)	720	774,000
Ardonagh Midco 3 PLC, 8.63%, 07/15/23 (Call 07/15/20)(a)(c)	1,641	1,546,642
Assurant Inc., 7.00%, 03/27/48 (Call 03/27/28)(f)	726	802,230
AssuredPartners Inc., 7.00%, 08/15/25 (Call 08/15/20)(a)	1,250	1,245,313
Fidelity & Guaranty Life Holdings Inc., 5.50%, 05/01/25 (Call 02/01/25)(a)(c)	995	1,062,163
Genworth Holdings Inc.
4.80%, 02/15/24(c)	550	510,125
4.90%, 08/15/23	746	702,359
6.50%, 06/15/34(c)	802	739,604
7.20%, 02/15/21(c)	575	587,938
7.63%, 09/24/21(c)	1,754	1,819,775
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 05/15/22)(a)(c)	922	942,745
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(a)	2,971	3,056,416
MGIC Investment Corp., 5.75%, 08/15/23(c)	688	755,940
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	945	988,706
4.88%, 03/15/27 (Call 09/15/26)	981	1,017,788
USI Inc./NY, 6.88%, 05/01/25 (Call 05/01/20)(a)(c)	1,417	1,441,797

		24,578,001

Internet — 1.9%
Cogent Communications Group Inc., 5.38%, 03/01/22 (Call 12/01/21)(a)	848	881,920
EIG Investors Corp., 10.88%, 02/01/24 (Call 12/02/19)(c)	860	864,300
Getty Images Inc., 9.75%, 03/01/27 (Call 03/01/22)(a)	718	726,078
Go Daddy Operating Co. LLC/GD Finance Co. Inc., 5.25%, 12/01/27 (Call 06/01/22)(a)	1,258	1,333,480
GrubHub Holdings Inc., 5.50%, 07/01/27 (Call 07/01/22)(a)	1,206	1,130,625
Match Group Inc.
5.00%, 12/15/27 (Call 12/15/22)(a)(c)	875	913,281
5.63%, 02/15/29 (Call 02/15/24)(a)(c)	848	908,420
6.38%, 06/01/24 (Call 12/02/19)	747	784,350
Netflix Inc.
4.38%, 11/15/26(c)	2,274	2,314,477
4.88%, 04/15/28	3,161	3,266,230
4.88%, 06/15/30 (Call 03/15/30)(a)	2,110	2,133,210
5.38%, 02/01/21	470	486,450
5.38%, 11/15/29(a)	1,924	2,025,010
5.50%, 02/15/22	1,317	1,396,020

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
5.75%, 03/01/24(c)	$806	$887,235
5.88%, 02/15/25	1,682	1,850,200
5.88%, 11/15/28	4,212	4,638,465
6.38%, 05/15/29(a)(c)	1,947	2,185,507
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)	800	822,213
5.00%, 04/15/25 (Call 04/15/20)(a)	2,719	2,788,277
Uber Technologies Inc., 7.50%, 09/15/27 (Call 09/15/22)(a)	2,515	2,477,275
VeriSign Inc.
4.63%, 05/01/23 (Call 12/02/19)	1,993	2,027,877
4.75%, 07/15/27 (Call 07/15/22)	974	1,028,788
5.25%, 04/01/25 (Call 01/01/25)	1,061	1,161,795
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)(a)	3,597	3,655,919
6.00%, 04/01/23 (Call 12/02/19)	3,425	3,522,647
6.38%, 05/15/25 (Call 05/15/20)(c)	2,252	2,315,056

		48,525,105

Iron & Steel — 0.7%
AK Steel Corp.
6.38%, 10/15/25 (Call 10/15/20)	217	179,025
7.00%, 03/15/27 (Call 03/15/22)(c)	609	501,207
7.50%, 07/15/23 (Call 12/02/19)	652	653,630
7.63%, 10/01/21 (Call 12/02/19)	350	342,412
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	100	103,000
7.88%, 08/15/23 (Call 05/15/23)	1,376	1,498,533
Baffinland Iron Mines Corp./Baffinland Iron Mines LP,
8.75%, 07/15/26 (Call 07/15/21)(a)	1,267	1,267,000
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25 (Call 09/01/20)(a)	1,419	1,458,022
Carpenter Technology Corp.
4.45%, 03/01/23 (Call 12/01/22)	584	602,626
5.20%, 07/15/21 (Call 04/15/21)	340	348,434
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (Call 01/15/21)(a)	871	894,953
5.75%, 03/01/25 (Call 03/01/20)	1,300	1,283,750
5.88%, 06/01/27 (Call 06/01/22)(a)	1,976	1,884,610
6.25%, 10/01/40	250	212,500
Commercial Metals Co.
4.88%, 05/15/23 (Call 02/15/23)	712	735,140
5.38%, 07/15/27 (Call 07/15/22)(c)	621	637,301
5.75%, 04/15/26 (Call 04/15/21)(c)	588	606,375
Infrabuild Australia Pty Ltd., 12.00%, 10/01/24 (Call 10/01/21)(a)	700	713,384
Mineral Resources Ltd., 8.13%, 05/01/27 (Call 05/01/22)(a)	1,625	1,710,312
U.S. Steel Corp.
6.25%, 03/15/26 (Call 03/15/21)(c)	1,673	1,400,786
6.65%, 06/01/37(c)	377	280,865
6.88%, 08/15/25 (Call 08/15/20)(c)	1,973	1,779,449

		19,093,314

Leisure Time — 0.5%
24 Hour Fitness Worldwide Inc., 8.00%, 06/01/22 (Call 12/02/19)(a)(c)	1,157	835,933
Carlson Travel Inc.
6.75%, 12/15/23 (Call 12/15/19)(a)	800	820,250
9.50%, 12/15/24 (Call 12/15/19)(a)	400	403,000
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 09/15/20)(a)	978	687,045

Security	Par (000)	Value

Leisure Time (continued)
LTF Merger Sub Inc., 8.50%, 06/15/23 (Call 12/02/19)(a)	$300	$307,500
NCL Corp. Ltd., 4.75%, 12/15/21 (Call 12/02/19)(a)	1,481	1,501,364
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 12/02/19)(a)	1,342	1,375,550
5.38%, 04/15/23 (Call 12/02/19)(a)(c)	1,412	1,449,065
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 09/15/22)(a)	1,857	1,973,062
6.25%, 05/15/25 (Call 05/15/20)(a)	972	1,013,310
Vista Outdoor Inc., 5.88%, 10/01/23 (Call 12/02/19)(c)	832	761,280
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)(c)	1,411	1,467,440

		12,594,799

Lodging — 2.2%
Arrow Bidco LLC, 9.50%, 03/15/24 (Call 03/15/21)(a)(c)	758	734,631
Boyd Gaming Corp.
6.00%, 08/15/26 (Call 08/15/21)	1,568	1,658,160
6.38%, 04/01/26 (Call 04/01/21)(c)	1,794	1,906,125
6.88%, 05/15/23 (Call 11/15/19)	1,634	1,695,275
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 12/02/19)(a)(c)	1,011	1,046,173
10.75%, 09/01/24 (Call 12/02/19)(a)(c)	1,394	1,442,790
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 11/25/19)(c)	2,193	2,231,377
4.88%, 01/15/30 (Call 01/15/25)(a)	2,096	2,227,000
5.13%, 05/01/26 (Call 05/01/21)	3,589	3,768,450
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc., 6.13%, 12/01/24 (Call 12/01/21)(c)	975	1,035,938
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)	2,278	2,340,645
4.88%, 04/01/27 (Call 04/01/22)(c)	1,280	1,353,574
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 12/02/19)(a)	1,555	1,588,044
10.25%, 11/15/22 (Call 12/02/19)(a)	703	745,180
Marriott Ownership Resorts Inc., 4.75%, 01/15/28 (Call 09/15/22)(a)	790	808,012
Marriott Ownership Resorts Inc./ILG LLC, 6.50%, 09/15/26 (Call 09/15/21)(c)	1,628	1,760,242
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)(c)	783	822,150
5.50%, 04/15/27 (Call 01/15/27)(c)	2,301	2,531,100
5.75%, 06/15/25 (Call 03/15/25)	2,406	2,667,652
6.00%, 03/15/23	2,757	3,040,475
6.63%, 12/15/21	2,320	2,514,300
7.75%, 03/15/22	1,755	1,961,212
Station Casinos LLC, 5.00%, 10/01/25 (Call 10/01/20)(a)(c)	1,458	1,478,048
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 05/15/20)(a)	671	664,290
Wyndham Destinations Inc.
3.90%, 03/01/23 (Call 12/01/22)	999	1,006,493
4.25%, 03/01/22 (Call 12/01/21)	1,296	1,321,920
5.40%, 04/01/24 (Call 02/01/24)(c)	307	325,420
5.63%, 03/01/21	392	405,720
5.75%, 04/01/27 (Call 01/01/27)	950	1,037,875
6.35%, 10/01/25 (Call 07/01/25)(c)	694	768,605
Wyndham Hotels & Resorts Inc., 5.38%, 04/15/26 (Call 04/15/21)(a)(c)	1,451	1,530,805
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(a)(c)	1,045	1,081,680

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
5.25%, 05/15/27 (Call 02/15/27)(a)(c)	$2,077	$2,165,272
5.50%, 03/01/25 (Call 12/01/24)(a)	3,946	4,192,625

		55,857,258

Machinery — 0.6%
ATS Automation Tooling Systems Inc., 6.50%, 06/15/23 (Call 12/02/19)(a)	710	733,075
BWX Technologies Inc., 5.38%, 07/15/26 (Call 07/15/21)(a)	748	792,169
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 12/15/19)(a)(c)	915	864,675
Cloud Crane LLC, 10.13%, 08/01/24 (Call 12/02/19)(a)	1,387	1,465,019
Granite Holdings U.S. Acquisition Co., 11.00%, 10/01/27 (Call 10/01/22)(a)	600	556,500
Manitowoc Co. Inc. (The), 9.00%, 04/01/26 (Call 04/01/22)(a)(c)	741	712,916
Mueller Water Products Inc., 5.50%, 06/15/26 (Call 06/15/21)(a)(c)	857	898,779
RBS Global Inc./Rexnord LLC, 4.88%, 12/15/25 (Call 12/15/20)(a)(c)	1,359	1,401,469
SPX FLOW Inc.
5.63%, 08/15/24 (Call 12/02/19)(a)(c)	750	780,938
5.88%, 08/15/26 (Call 08/15/21)(a)	543	568,793
Stevens Holding Co. Inc., 6.13%, 10/01/26 (Call 10/01/23)(a)(c)	930	999,750
Tennant Co., 5.63%, 05/01/25 (Call 05/01/20)	500	518,750
Terex Corp., 5.63%, 02/01/25 (Call 02/01/20)(a)(c)	1,579	1,582,947
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 04/15/21)(a)(c)	1,415	1,326,562
Vertiv Group Corp., 9.25%, 10/15/24 (Call 12/02/19)(a)	1,724	1,624,870
Vertiv Intermediate Holding Corp. (13.00% PIK), 12.00%, 02/15/22 (Call 12/02/19)(a)(d)	1,042	862,255

		15,689,467

Manufacturing — 0.3%
Amsted Industries Inc.
5.38%, 09/15/24 (Call 12/02/19)(a)(c)	711	727,886
5.63%, 07/01/27 (Call 07/01/22)(a)(c)	600	634,500
EnPro Industries Inc., 5.75%, 10/15/26 (Call 10/15/21)(c)	617	652,478
Foxtrot Escrow Issuer LLC/Foxtrot Escrow Corp., 12.25%, 11/15/26 (Call 11/15/22)(a)	740	743,774
FXI Holdings Inc., 7.88%, 11/01/24 (Call 11/01/20)(a)	1,225	1,088,413
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22 (Call 11/15/19)(a)	1,423	1,421,221
Koppers Inc., 6.00%, 02/15/25 (Call 02/15/20)(a)(c)	1,292	1,288,072
LSB Industries Inc., 9.63%, 05/01/23 (Call 05/01/20)(a)(c)	1,083	1,147,980
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)(c)	840	867,680

		8,572,004

Media — 9.5%
Altice Financing SA
6.63%, 02/15/23 (Call 12/02/19)(a)(c)	4,683	4,810,378
7.50%, 05/15/26 (Call 05/15/21)(a)	6,065	6,444,062
Altice Finco SA
7.63%, 02/15/25 (Call 02/15/20)(a)(c)	906	928,650
8.13%, 01/15/24 (Call 12/02/19)(a)	888	918,525
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)(a)	3,357	3,461,906
10.50%, 05/15/27 (Call 05/15/22)(a)(c)	3,607	4,080,419
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/02/19)	1,461	1,470,131
4.75%, 08/01/25 (Call 08/01/21)	1,574	1,587,773
5.00%, 04/01/24 (Call 04/01/20)	2,462	2,507,695

Security	Par (000)	Value

Media (continued)
Block Communications Inc., 6.88%, 02/15/25 (Call 02/15/20)(a)(c)	$1,383	$1,441,778
Cablevision Systems Corp., 5.88%, 09/15/22(c)	1,008	1,087,380
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/15/19)(a)	738	750,915
4.75%, 03/01/30 (Call 09/01/24)(a)(c)	3,925	4,002,322
5.00%, 02/01/28 (Call 08/01/22)(a)(c)	4,885	5,109,221
5.13%, 02/15/23 (Call 12/02/19)(c)	1,827	1,865,824
5.13%, 05/01/23 (Call 12/02/19)(a)	2,427	2,484,641
5.13%, 05/01/27 (Call 05/01/22)(a)(c)	6,840	7,207,650
5.25%, 09/30/22 (Call 12/02/19)	1,405	1,424,319
5.38%, 05/01/25 (Call 05/01/20)(a)	1,583	1,642,362
5.38%, 06/01/29 (Call 06/01/24)(a)	2,855	3,047,712
5.50%, 05/01/26 (Call 05/01/21)(a)(c)	3,149	3,318,259
5.75%, 09/01/23 (Call 12/02/19)	951	970,020
5.75%, 02/15/26 (Call 02/15/21)(a)	5,256	5,550,336
5.88%, 04/01/24 (Call 12/02/19)(a)	3,826	3,988,605
5.88%, 05/01/27 (Call 05/01/21)(a)(c)	1,465	1,552,900
Cengage Learning Inc., 9.50%, 06/15/24 (Call 12/02/19)(a)	1,294	1,158,130
Clear Channel Worldwide Holdings Inc.
5.13%, 08/15/27 (Call 08/15/22)(a)(c)	2,925	3,044,720
9.25%, 02/15/24 (Call 02/15/21)(a)	4,215	4,636,500
CSC Holdings LLC
5.25%, 06/01/24(c)	1,069	1,151,848
5.38%, 07/15/23 (Call 11/12/19)(a)	2,232	2,287,755
5.38%, 02/01/28 (Call 02/01/23)(a)	2,105	2,226,037
5.50%, 05/15/26 (Call 05/15/21)(a)	3,146	3,315,097
5.50%, 04/15/27 (Call 04/15/22)(a)(c)	2,962	3,139,750
5.75%, 01/15/30 (Call 01/15/25)(a)	5,250	5,519,062
6.50%, 02/01/29 (Call 02/01/24)(a)	3,674	4,103,399
6.63%, 10/15/25 (Call 10/15/20)(a)	2,091	2,226,915
6.75%, 11/15/21	2,001	2,156,077
7.50%, 04/01/28 (Call 04/01/23)(a)	2,207	2,488,392
7.75%, 07/15/25 (Call 07/15/20)(a)	1,214	1,302,015
10.88%, 10/15/25 (Call 10/15/20)(a)	3,552	4,008,290
Cumulus Media New Holdings Inc., 6.75%, 07/01/26 (Call 07/01/22)(a)(c)	1,269	1,345,140
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 08/15/22)(a)	6,530	6,823,850
6.63%, 08/15/27 (Call 08/15/22)(a)(c)	3,952	4,070,560
DISH DBS Corp.
5.00%, 03/15/23	2,727	2,747,452
5.88%, 07/15/22	4,581	4,790,856
5.88%, 11/15/24(c)	4,112	4,122,280
6.75%, 06/01/21	3,972	4,170,600
7.75%, 07/01/26(c)	4,626	4,666,940
Entercom Media Corp.
6.50%, 05/01/27 (Call 05/01/22)(a)	617	644,765
7.25%, 11/01/24 (Call 12/02/19)(a)(c)	1,271	1,325,018
EW Scripps Co. (The), 5.13%, 05/15/25 (Call 05/15/20)(a)	375	380,156
GCI LLC
6.63%, 06/15/24 (Call 06/15/21)(a)(c)	700	758,625
6.88%, 04/15/25 (Call 04/15/20)(c)	1,274	1,339,293
Gray Television Inc.
5.13%, 10/15/24 (Call 11/12/19)(a)(c)	1,215	1,259,044
5.88%, 07/15/26 (Call 07/15/21)(a)(c)	1,473	1,548,521
7.00%, 05/15/27 (Call 05/15/22)(a)(c)	1,827	1,998,281
iHeartCommunications Inc.
5.25%, 08/15/27 (Call 08/15/22)(a)	1,510	1,557,867
6.38%, 05/01/26 (Call 05/01/22)	1,655	1,774,987

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
8.38%, 05/01/27 (Call 05/01/22)	$3,501	$3,754,822
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (Call 10/15/22)(a)	1,155	1,185,319
Lee Enterprises Inc., 9.50%, 03/15/22 (Call 12/02/19)(a)	943	934,749
Liberty Interactive LLC
8.25%, 02/01/30(c)	1,100	1,119,250
8.50%, 07/15/29	400	413,000
McClatchy Co. (The), 9.00%, 07/15/26 (Call 07/15/22)(c)	471	436,853
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 05/15/24 (Call 12/02/19)(a)(c)	789	658,815
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)(c)	3,038	3,131,358
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (Call 08/15/22)(a)(c)	475	497,563
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 11/12/19)(a)	2,080	2,170,230
5.63%, 07/15/27 (Call 07/15/22)(a)(c)	2,675	2,821,322
5.88%, 11/15/22 (Call 11/12/19)	831	843,465
6.13%, 02/15/22 (Call 11/12/19)(a)	897	909,334
Quebecor Media Inc., 5.75%, 01/15/23(c)	1,622	1,755,328
Radiate Holdco LLC/Radiate Finance Inc.
6.63%, 02/15/25 (Call 02/15/20)(a)	761	768,610
6.88%, 02/15/23 (Call 02/15/20)(a)(c)	656	670,760
Salem Media Group Inc., 6.75%, 06/01/24 (Call 06/01/20)(a)(c)	583	501,380
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 07/15/22)(a)(c)	1,335	1,367,975
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)(a)(c)	1,057	1,070,213
5.63%, 08/01/24 (Call 11/15/19)(a)	1,344	1,384,320
5.88%, 03/15/26 (Call 03/15/21)(a)	700	731,500
6.13%, 10/01/22 (Call 11/15/19)	989	1,001,353
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)(a)	1,764	1,801,485
4.63%, 05/15/23 (Call 12/02/19)(a)	1,035	1,053,630
4.63%, 07/15/24 (Call 07/15/21)(a)	3,403	3,556,135
5.00%, 08/01/27 (Call 08/01/22)(a)(c)	3,424	3,599,480
5.38%, 04/15/25 (Call 04/15/20)(a)	2,195	2,282,800
5.38%, 07/15/26 (Call 07/15/21)(a)	2,387	2,518,285
5.50%, 07/01/29 (Call 07/01/24)(a)(c)	2,369	2,560,771
TEGNA Inc.
4.88%, 09/15/21 (Call 12/02/19)(a)	685	686,713
5.00%, 09/15/29 (Call 09/15/24)(a)	2,480	2,514,100
5.50%, 09/15/24 (Call 12/02/19)(a)(c)	734	756,707
6.38%, 10/15/23 (Call 12/02/19)	1,220	1,255,075
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 12/01/22)(a)	1,800	1,914,300
Townsquare Media Inc., 6.50%, 04/01/23 (Call 12/02/19)(a)	623	616,770
Univision Communications Inc.
5.13%, 05/15/23 (Call 12/02/19)(a)	2,810	2,810,000
5.13%, 02/15/25 (Call 02/15/20)(a)	3,293	3,214,791
6.75%, 09/15/22 (Call 12/02/19)(a)(c)	671	679,388
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(a)	1,119	1,141,380
UPCB Finance IV Ltd., 5.38%, 01/15/25 (Call 01/15/20)(a)	2,681	2,764,781
Urban One Inc., 7.38%, 04/15/22 (Call 12/02/19)(a)	953	919,645
Viacom Inc.
5.88%, 02/28/57 (Call 02/28/22)(f)	1,364	1,416,855
6.25%, 02/28/57 (Call 02/28/27)(f)	1,278	1,393,020
Videotron Ltd.
5.00%, 07/15/22	1,814	1,909,235

Security	Par (000)	Value

Media (continued)
5.13%, 04/15/27 (Call 04/15/22)(a)	$1,483	$1,575,688
5.38%, 06/15/24 (Call 03/15/24)(a)(c)	839	911,364
Virgin Media Finance PLC
5.75%, 01/15/25 (Call 01/15/20)(a)	1,225	1,261,750
6.00%, 10/15/24 (Call 11/12/19)(a)	1,228	1,266,375
Virgin Media Secured Finance PLC
5.50%, 08/15/26 (Call 08/15/21)(a)(c)	1,554	1,633,642
5.50%, 05/15/29 (Call 05/15/24)(a)(c)	2,931	3,114,187
Ziggo Bond Co. BV
5.88%, 01/15/25 (Call 01/15/20)(a)	742	764,260
6.00%, 01/15/27 (Call 01/15/22)(a)	1,310	1,368,950
Ziggo BV
4.88%, 01/15/30 (Call 10/15/24)(a)	1,050	1,068,711
5.50%, 01/15/27 (Call 01/15/22)(a)	4,443	4,687,365

		246,887,162

Metal Fabricate & Hardware — 0.2%
Advanced Drainage Systems Inc., 5.00%, 09/30/27 (Call 09/30/22)(a)	710	725,975
Grinding Media Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (Call 12/15/19)(a)	1,974	1,904,910
Hillman Group Inc. (The), 6.38%, 07/15/22 (Call 12/02/19)(a)(c)	794	730,480
Park-Ohio Industries Inc., 6.63%, 04/15/27 (Call 04/15/22)(c)	775	744,000
TriMas Corp., 4.88%, 10/15/25 (Call 10/15/20)(a)(c)	592	602,360

		4,707,725

Mining — 2.0%
Alcoa Nederland Holding BV
6.13%, 05/15/28 (Call 05/15/23)(a)(c)	1,152	1,235,520
6.75%, 09/30/24 (Call 12/02/19)(a)(c)	1,792	1,888,320
7.00%, 09/30/26 (Call 09/30/21)(a)(c)	1,206	1,310,018
Aleris International Inc., 10.75%, 07/15/23 (Call 07/15/20)(a)(c)	1,015	1,063,213
Century Aluminum Co., 7.50%, 06/01/21 (Call 12/02/19)(a)	454	438,110
Compass Minerals International Inc., 4.88%, 07/15/24 (Call 05/15/24)(a)(c)	487	474,825
Constellium SE
5.75%, 05/15/24 (Call 12/02/19)(a)(c)	925	951,686
5.88%, 02/15/26 (Call 11/15/20)(a)(c)	1,429	1,489,732
6.63%, 03/01/25 (Call 03/01/20)(a)(c)	1,569	1,642,037
Eldorado Gold Corp., 9.50%, 06/01/24 (Call 12/01/21)(a)(c)	632	682,560
Ferroglobe PLC/Globe Specialty Metals Inc., 9.38%, 03/01/22 (Call 12/02/19)(a)	843	543,735
FMG Resources August 2006 Pty Ltd.
4.50%, 09/15/27 (Call 06/15/27)(a)(c)	1,206	1,190,171
4.75%, 05/15/22 (Call 02/15/22)(a)	1,498	1,542,940
5.13%, 03/15/23 (Call 12/15/22)(a)(c)	1,273	1,325,511
5.13%, 05/15/24 (Call 02/15/24)(a)(c)	1,537	1,613,850
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)	2,401	2,428,011
3.88%, 03/15/23 (Call 12/15/22)	2,998	3,042,970
4.55%, 11/14/24 (Call 08/14/24)(c)	1,856	1,930,240
5.00%, 09/01/27 (Call 09/01/22)	1,510	1,542,087
5.25%, 09/01/29 (Call 09/01/24)(c)	1,510	1,536,878
5.40%, 11/14/34 (Call 05/14/34)	1,639	1,600,074
5.45%, 03/15/43 (Call 09/15/42)	4,175	3,882,750
Hecla Mining Co., 6.88%, 05/01/21 (Call 12/02/19)(c)	1,194	1,176,090
Hudbay Minerals Inc.
7.25%, 01/15/23 (Call 11/07/19)(a)	850	878,603

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
7.63%, 01/15/25 (Call 01/15/20)(a)(c)	$1,503	$1,530,242
IAMGOLD Corp., 7.00%, 04/15/25 (Call 04/15/20)(a)	1,080	1,115,100
Joseph T Ryerson & Son Inc., 11.00%, 05/15/22 (Call 12/02/19)(a)	1,736	1,837,990
JW Aluminum Continuous Cast Co., 10.25%, 06/01/26 (Call 06/01/21)(a)	530	557,825
Kaiser Aluminum Corp., 5.88%, 05/15/24 (Call 12/02/19)	988	1,027,520
Mountain Province Diamonds Inc., 8.00%, 12/15/22 (Call 12/15/19)(a)	777	753,690
New Gold Inc.
6.25%, 11/15/22 (Call 11/07/19)(a)(c)	1,400	1,400,000
6.38%, 05/15/25 (Call 05/15/20)(a)	610	579,561
Northwest Acquisitions ULC/Dominion Finco Inc., 7.13%, 11/01/22 (Call 11/12/19)(a)(c)	1,083	541,500
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)(a)(c)	3,396	3,566,140
6.25%, 08/15/24 (Call 12/02/19)(a)(c)	2,623	2,747,592
Taseko Mines Ltd., 8.75%, 06/15/22 (Call 12/02/19)(a)	560	492,800

		51,559,891

Office & Business Equipment — 0.6%
CDW LLC/CDW Finance Corp.
4.25%, 04/01/28 (Call 10/01/22)	1,250	1,293,875
5.00%, 09/01/25 (Call 03/01/20)(c)	1,474	1,540,330
5.50%, 12/01/24 (Call 06/01/24)	1,013	1,127,530
Pitney Bowes Inc.
4.13%, 10/01/21 (Call 09/01/21)	1,292	1,301,302
4.38%, 05/15/22 (Call 04/15/22)	963	963,000
4.63%, 03/15/24 (Call 12/15/23)(c)	1,235	1,160,776
5.20%, 04/01/23 (Call 03/01/23)	669	658,965
Xerox Corp.
3.80%, 05/15/24	900	904,500
4.07%, 03/17/22(c)	485	493,488
4.13%, 03/15/23 (Call 02/15/23)	2,302	2,350,917
4.50%, 05/15/21	2,625	2,692,266
4.80%, 03/01/35	524	444,090
6.75%, 12/15/39	665	669,775

		15,600,814

Oil & Gas — 7.4%
Aker BP ASA
4.75%, 06/15/24 (Call 06/15/21)(a)	1,654	1,720,160
5.88%, 03/31/25 (Call 03/31/21)(a)	1,102	1,165,365
6.00%, 07/01/22 (Call 12/02/19)(a)	790	815,675
American Energy- Permian Basin LLC, 12.00%, 10/01/24 (Call 10/01/21)(a)	153	104,040
Antero Resources Corp.
5.00%, 03/01/25 (Call 03/01/20)(c)	1,253	826,980
5.13%, 12/01/22 (Call 12/02/19)	2,507	1,877,116
5.38%, 11/01/21 (Call 12/02/19)(c)	2,189	1,953,682
5.63%, 06/01/23 (Call 12/02/19)(c)	1,537	1,077,821
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
7.00%, 11/01/26 (Call 11/01/21)(a)	1,127	862,155
10.00%, 04/01/22 (Call 04/01/20)(a)	2,411	2,281,529
Athabasca Oil Corp., 9.88%, 02/24/22 (Call 12/02/19)(a)(c)	550	510,125
Baytex Energy Corp.
5.13%, 06/01/21 (Call 12/02/19)(a)	575	563,500
5.63%, 06/01/24 (Call 12/02/19)(a)(c)	936	833,040
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 02/15/21)(a)	944	877,920

Security	Par (000)	Value

Oil & Gas (continued)
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/25 (Call 02/01/20)	$1,632	$1,281,120
Bruin E&P Partners LLC, 8.88%, 08/01/23 (Call 08/01/20)(a)(c)	1,298	856,680
California Resources Corp., 8.00%, 12/15/22 (Call 12/02/19)(a)(c)	3,095	959,450
Callon Petroleum Co.
6.13%, 10/01/24 (Call 12/02/19)	1,483	1,408,850
6.38%, 07/01/26 (Call 07/01/21)	809	754,393
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.63%, 01/15/22 (Call 12/02/19)(c)	673	656,175
7.75%, 04/15/23 (Call 12/02/19)(c)	581	549,045
11.00%, 04/15/25 (Call 10/15/21)(a)(c)	1,135	1,137,838
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 12/02/19)(c)	1,506	1,400,580
8.25%, 07/15/25 (Call 07/15/20)(c)	523	496,850
Centennial Resource Production LLC
5.38%, 01/15/26 (Call 01/15/21)(a)(c)	744	697,500
6.88%, 04/01/27 (Call 04/01/22)(a)(c)	1,335	1,308,300
Chaparral Energy Inc., 8.75%, 07/15/23 (Call 07/15/20)(a)(c)	130	54,600
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 12/02/19)	1,150	913,531
7.00%, 10/01/24 (Call 04/01/21)	1,519	1,025,325
7.50%, 10/01/26 (Call 10/01/21)	692	442,880
8.00%, 01/15/25 (Call 01/15/20)	3,156	2,082,960
8.00%, 03/15/26 (Call 03/15/22)(a)	1,800	1,143,000
8.00%, 06/15/27 (Call 06/15/22)(c)	2,428	1,517,500
Citgo Holding Inc., 9.25%, 08/01/24 (Call 08/01/21)(a)	2,610	2,724,187
CNX Resources Corp.
5.88%, 04/15/22 (Call 12/02/19)	1,807	1,766,342
7.25%, 03/14/27 (Call 03/14/22)(a)	1,090	877,450
Comstock Resources Inc., 9.75%, 08/15/26 (Call 08/15/21)	1,898	1,499,420
Covey Park Energy LLC/Covey Park Finance Corp.,
7.50%, 05/15/25 (Call 05/15/20)(a)	1,303	964,220
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 10/15/20)(a)	2,648	2,588,473
CVR Refining LLC/Coffeyville Finance Inc., 6.50%, 11/01/22 (Call 12/02/19)	1,275	1,287,750
Denbury Resources Inc.
7.75%, 02/15/24 (Call 08/15/20)(a)	972	714,420
9.00%, 05/15/21 (Call 12/02/19)(a)	1,529	1,337,875
9.25%, 03/31/22 (Call 12/02/19)(a)	1,092	895,440
Diamond Offshore Drilling Inc.
3.45%, 11/01/23 (Call 08/01/23)(c)	452	368,660
4.88%, 11/01/43 (Call 05/01/43)	1,271	646,621
5.70%, 10/15/39	850	454,750
7.88%, 08/15/25 (Call 05/15/25)	1,666	1,328,635
Diamondback Energy Inc.
4.75%, 11/01/24 (Call 12/02/19)(c)	3,013	3,114,689
5.38%, 05/31/25 (Call 05/31/20)	2,070	2,163,150
Endeavor Energy Resources LP/EER Finance Inc.
5.50%, 01/30/26 (Call 01/30/21)(a)	1,348	1,388,467
5.75%, 01/30/28 (Call 01/30/23)(a)	1,040	1,094,621
Energen Corp., 4.63%, 09/01/21 (Call 06/01/21)	1,091	1,107,365
Energy Ventures Gom LLC/EnVen Finance Corp., 11.00%, 02/15/23 (Call 02/15/20)(a)	100	98,500
Ensign Drilling Inc., 9.25%, 04/15/24 (Call 04/15/21)(a)	1,600	1,360,000

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Extraction Oil & Gas Inc.
5.63%, 02/01/26 (Call 02/01/21)(a)	$1,773	$753,525
7.38%, 05/15/24 (Call 05/15/20)(a)	672	275,520
Global Marine Inc., 7.00%, 06/01/28(c)	472	405,920
Gran Tierra Energy Inc., 7.75%, 05/23/27 (Call 05/23/23)(a)	750	716,250
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25 (Call 02/15/22)(a)(c)	514	479,948
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 09/30/21 (Call 12/02/19)(a)(c)	679	551,688
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 12/02/19)	1,439	924,558
6.38%, 05/15/25 (Call 05/15/20)	1,096	663,080
6.38%, 01/15/26 (Call 01/15/21)	801	480,600
6.63%, 05/01/23 (Call 12/02/19)(c)	936	699,660
HighPoint Operating Corp.
7.00%, 10/15/22 (Call 12/02/19)	832	744,640
8.75%, 06/15/25 (Call 06/15/20)(c)	624	555,360
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 12/02/19)(a)	1,268	1,125,730
5.75%, 10/01/25 (Call 04/01/20)(a)	1,096	978,180
6.25%, 11/01/28 (Call 11/01/23)(a)	1,249	1,108,488
Indigo Natural Resources LLC, 6.88%, 02/15/26 (Call 02/15/21)(a)(c)	1,373	1,249,430
Ithaca Energy North Sea PLC, 9.38%, 07/15/24 (Call 07/15/21)(a)	1,196	1,213,940
Jagged Peak Energy LLC, 5.88%, 05/01/26 (Call 05/01/21)	1,313	1,326,130
Jonah Energy LLC/Jonah Energy Finance Corp., 7.25%, 10/15/25 (Call 10/15/20)(a)(c)	637	178,360
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 12/02/19)	1,251	1,197,833
6.25%, 03/15/23 (Call 12/02/19)(c)	566	516,475
Lonestar Resources America Inc., 11.25%, 01/01/23 (Call 01/01/21)(a)	502	351,400
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (Call 08/01/21)(a)	916	916,000
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)(c)	2,436	2,335,515
MEG Energy Corp.
6.38%, 01/30/23 (Call 12/02/19)(a)	1,750	1,653,750
6.50%, 01/15/25 (Call 01/15/20)(a)	1,798	1,869,920
7.00%, 03/31/24 (Call 12/02/19)(a)(c)	2,216	2,077,500
Montage Resources Corp., 8.88%, 07/15/23 (Call 12/02/19)(c)	1,212	930,210
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 01/15/21)(a)	1,374	927,450
10.50%, 05/15/27 (Call 05/15/22)(a)	1,232	951,720
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	1,343	1,353,072
4.20%, 12/01/22 (Call 09/01/22)(c)	925	941,188
5.63%, 12/01/42 (Call 06/01/42)	624	531,130
5.75%, 08/15/25 (Call 08/15/20)	1,356	1,374,672
6.88%, 08/15/24 (Call 12/02/19)(c)	1,267	1,336,482
7.05%, 05/01/29(c)	500	535,000
Nabors Industries Inc.
4.63%, 09/15/21	954	884,835
5.10%, 09/15/23 (Call 06/15/23)	588	449,820
5.50%, 01/15/23 (Call 11/15/22)(c)	1,532	1,294,540
5.75%, 02/01/25 (Call 11/01/24)(c)	1,914	1,426,504

Security	Par (000)	Value

Oil & Gas (continued)
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 05/15/21)(a)(c)	$1,874	$1,864,630
Noble Holding International Ltd.
5.25%, 03/15/42	375	136,875
6.05%, 03/01/41	600	210,000
6.20%, 08/01/40(c)	500	175,000
7.75%, 01/15/24 (Call 10/15/23)(c)	562	337,200
7.88%, 02/01/26 (Call 02/01/21)(a)	1,663	1,097,580
7.95%, 04/01/25 (Call 01/01/25)(c)	1,132	636,750
8.95%, 04/01/45 (Call 10/01/44)(c)	1,076	451,920
Northern Oil and Gas Inc. (9.50% PIK), 8.50%, 05/15/23 (Call 05/15/20)(d)	1,466	1,513,904
Oasis Petroleum Inc.
6.25%, 05/01/26 (Call 05/01/21)(a)(c)	829	563,720
6.88%, 03/15/22 (Call 12/02/19)	2,246	1,970,865
6.88%, 01/15/23 (Call 12/02/19)	775	670,375
Pacific Drilling SA, 8.38%, 10/01/23 (Call 10/01/20)(a)(c)	2,156	1,718,062
Pacific Drilling SA (12.00% PIK), 11.00%, 04/01/24 (Call 04/01/20)(a)(d)	106	40,280
Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/25 (Call 12/15/20)(a)	740	738,150
Parkland Fuel Corp.
5.88%, 07/15/27 (Call 07/15/22)(a)	1,075	1,137,694
6.00%, 04/01/26 (Call 04/01/21)(a)	1,327	1,402,904
Parsley Energy LLC/Parsley Finance Corp.
5.25%, 08/15/25 (Call 08/15/20)(a)	940	963,519
5.38%, 01/15/25 (Call 01/15/20)(a)	1,545	1,590,547
5.63%, 10/15/27 (Call 10/15/22)(a)	1,538	1,587,985
6.25%, 06/01/24 (Call 12/02/19)(a)(c)	1,055	1,098,519
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 12/02/19)(c)	1,189	1,224,670
7.25%, 06/15/25 (Call 06/15/20)(c)	1,721	1,798,445
PDC Energy Inc.
5.75%, 05/15/26 (Call 05/15/21)	1,381	1,291,235
6.13%, 09/15/24 (Call 12/02/19)(c)	814	790,089
Precision Drilling Corp.
5.25%, 11/15/24 (Call 11/15/19)(c)	580	488,650
7.13%, 01/15/26 (Call 11/15/20)(a)(c)	1,038	897,870
7.75%, 12/15/23 (Call 12/15/19)(c)	625	590,625
Pride International LLC, 7.88%, 08/15/40(c)	705	359,550
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	1,333	1,266,350
5.38%, 10/01/22 (Call 07/01/22)(c)	1,165	1,141,793
5.63%, 03/01/26 (Call 12/01/25)	1,178	1,054,310
6.88%, 03/01/21	884	885,105
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)(c)	1,518	1,218,195
5.00%, 08/15/22 (Call 05/15/22)	1,451	1,342,175
5.00%, 03/15/23 (Call 12/15/22)(c)	1,895	1,639,175
5.75%, 06/01/21 (Call 03/01/21)	1,243	1,235,231
5.88%, 07/01/22 (Call 04/01/22)(c)	340	323,000
Rowan Companies Inc.
4.75%, 01/15/24 (Call 10/15/23)	825	445,500
4.88%, 06/01/22 (Call 03/01/22)	1,597	1,069,990
5.40%, 12/01/42 (Call 06/01/42)	675	256,500
5.85%, 01/15/44 (Call 07/15/43)(c)	450	171,000
7.38%, 06/15/25 (Call 03/15/25)	1,096	602,800
Seven Generations Energy Ltd.
5.38%, 09/30/25 (Call 09/30/20)(a)	1,644	1,602,900
6.75%, 05/01/23 (Call 12/02/19)(a)	1,073	1,086,413

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
6.88%, 06/30/23 (Call 12/02/19)(a)	$1,050	$1,068,375
SM Energy Co.
5.00%, 01/15/24 (Call 12/02/19)(c)	866	766,410
5.63%, 06/01/25 (Call 06/01/20)	899	761,920
6.13%, 11/15/22 (Call 12/02/19)	1,130	1,076,325
6.63%, 01/15/27 (Call 01/15/22)(c)	1,105	930,963
6.75%, 09/15/26 (Call 09/15/21)(c)	1,421	1,218,507
Southwestern Energy Co.
6.20%, 01/23/25 (Call 10/23/24)(c)	1,947	1,713,360
7.50%, 04/01/26 (Call 04/01/21)	1,632	1,432,227
7.75%, 10/01/27 (Call 10/01/22)(c)	1,011	869,460
SRC Energy Inc., 6.25%, 12/01/25 (Call 12/01/20)(c)	1,336	1,248,893
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23 (Call 01/15/20)	2,375	2,437,344
5.50%, 02/15/26 (Call 02/15/21)(c)	1,972	2,038,752
5.88%, 03/15/28 (Call 03/15/23)	752	789,615
6.00%, 04/15/27 (Call 04/15/22)	1,526	1,602,300
Tapstone Energy LLC/Tapstone Energy Finance Corp., 9.75%, 06/01/22 (Call 06/01/20)(a)	100	25,000
Teine Energy Ltd., 6.88%, 09/30/22 (Call 12/02/19)(a)(c)	995	995,000
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(a)(c)	1,217	1,216,630
Transocean Inc.
6.80%, 03/15/38(c)	2,019	1,244,209
7.25%, 11/01/25 (Call 11/01/21)(a)	1,915	1,689,987
7.50%, 01/15/26 (Call 01/15/21)(a)(c)	1,680	1,495,200
7.50%, 04/15/31(c)	1,236	828,120
9.00%, 07/15/23 (Call 07/15/20)(a)(c)	1,982	2,019,162
9.35%, 12/15/41	503	347,070
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(a)	1,119	1,115,933
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(a)	1,423	1,434,768
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 05/16/21)(a)	1,235	1,222,650
Unit Corp., 6.63%, 05/15/21 (Call 12/02/19)	1,215	801,900
Valaris PLC
4.50%, 10/01/24 (Call 07/01/24)(c)	600	306,000
5.20%, 03/15/25 (Call 12/15/24)(c)	800	418,000
5.75%, 10/01/44 (Call 04/01/44)	1,841	745,605
7.75%, 02/01/26 (Call 11/01/25)(c)	2,097	1,100,925
8.00%, 01/31/24 (Call 10/31/23)(c)	830	522,900
Vantage Drilling International, 9.25%, 11/15/23 (Call 05/15/20)(a)	575	546,607
Vermilion Energy Inc., 5.63%, 03/15/25 (Call 03/15/20)(a)	722	679,402
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp.
8.75%, 04/15/23 (Call 10/15/20)(a)(c)	661	251,180
9.75%, 04/15/23 (Call 10/15/20)(a)	405	153,900
Viper Energy Partners LP, 5.38%, 11/01/27 (Call 11/01/22)(a)	1,155	1,166,550
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/01/20)(a)(c)	1,400	1,312,500
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)(c)	1,429	1,343,260
6.25%, 04/01/23 (Call 01/01/23)	1,078	781,550
6.63%, 01/15/26 (Call 10/15/25)(c)	2,131	1,321,220
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	1,799	1,816,990
5.25%, 10/15/27 (Call 10/15/22)	945	919,013
5.75%, 06/01/26 (Call 06/01/21)(c)	1,239	1,245,195

Security	Par (000)	Value

Oil & Gas (continued)
8.25%, 08/01/23 (Call 06/01/23)	$810	$903,150

		190,834,820

Oil & Gas Services — 0.7%
Apergy Corp., 6.38%, 05/01/26 (Call 05/01/21)(c)	629	614,847
Archrock Partners LP/Archrock Partners Finance Corp.
6.00%, 10/01/22 (Call 12/02/19)	1,050	1,057,875
6.88%, 04/01/27 (Call 04/01/22)(a)(c)	1,177	1,215,135
Basic Energy Services Inc., 10.75%, 10/15/23 (Call 10/15/20)(a)	75	54,000
Calfrac Holdings LP, 8.50%, 06/15/26 (Call 06/15/21)(a)(c)	1,390	596,380
CGG Holding U.S. Inc., 9.00%, 05/01/23 (Call 05/01/20)(a)(c)	865	919,062
CSI Compressco LP/CSI Compressco Finance Inc.
7.25%, 08/15/22 (Call 12/02/19)(c)	603	536,670
7.50%, 04/01/25 (Call 04/01/21)(a)	548	531,560
Exterran Energy Solutions LP/EES Finance Corp., 8.13%, 05/01/25 (Call 05/01/20)(c)	700	693,000
Forum Energy Technologies Inc., 6.25%, 10/01/21 (Call 12/02/19)(c)	893	723,330
FTS International Inc., 6.25%, 05/01/22 (Call 12/02/19)(c)	908	648,085
Hi-Crush Inc., 9.50%, 08/01/26 (Call 08/01/21)(a)(c)	737	316,910
KCA Deutag UK Finance PLC
7.25%, 05/15/21 (Call 12/02/19)(a)(c)	703	446,405
9.63%, 04/01/23 (Call 04/01/20)(a)	200	126,250
9.88%, 04/01/22 (Call 04/01/20)(a)(c)	836	527,725
KLX Energy Services Holdings Inc., 11.50%, 11/01/25 (Call 11/01/21)(a)	432	378,000
McDermott Technology Americas Inc./McDermott Technology U.S. Inc., 10.63%, 05/01/24 (Call 05/01/21)(a)(c)	2,690	507,738
Nine Energy Service Inc., 8.75%, 11/01/23 (Call 11/01/20)(a)	944	708,000
Oceaneering International Inc.
4.65%, 11/15/24 (Call 08/15/24)(c)	1,367	1,271,310
6.00%, 02/01/28 (Call 11/01/27)	547	505,975
Pioneer Energy Services Corp., 6.13%, 03/15/22 (Call 12/02/19)	125	43,750
SESI LLC
7.13%, 12/15/21 (Call 12/02/19)	551	417,383
7.75%, 09/15/24 (Call 09/15/20)	947	520,850
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 10/15/20)(a)	748	771,897
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/20)(a)	976	978,941
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 04/01/21)	1,645	1,661,450
6.88%, 09/01/27 (Call 09/01/22)(a)	1,683	1,683,000
Welltec A/S, 9.50%, 12/01/22 (Call 12/02/19)(a)	656	642,880

		19,098,408

Packaging & Containers — 2.9%
ARD Finance SA (7.88% PIK), 7.13%, 09/15/23 (Call 11/11/19)(c)(d)	1,830	1,900,912
ARD Securities Finance SARL (8.75% PIK), 8.75%, 01/31/23 (Call 11/11/19)(a)(d)	1,028	1,068,950
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 08/15/22)(a)(c)	1,045	1,056,443
4.25%, 09/15/22 (Call 11/11/19)(a)	1,390	1,407,375
4.63%, 05/15/23 (Call 12/02/19)(a)	2,389	2,445,739

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
5.25%, 08/15/27 (Call 08/15/22)(a)	$1,875	$1,921,875
6.00%, 02/15/25 (Call 02/15/20)(a)	3,834	4,025,700
Ball Corp.
4.00%, 11/15/23	1,300	1,352,000
4.38%, 12/15/20	1,380	1,405,012
4.88%, 03/15/26 (Call 12/15/25)	1,800	1,953,000
5.00%, 03/15/22	1,465	1,549,237
5.25%, 07/01/25	2,179	2,424,137
Berry Global Inc.
4.50%, 02/15/26 (Call 02/15/21)(a)	1,287	1,295,044
4.88%, 07/15/26 (Call 07/15/22)(a)	2,561	2,692,251
5.13%, 07/15/23 (Call 12/02/19)(c)	1,570	1,609,250
5.50%, 05/15/22 (Call 12/02/19)	1,481	1,501,364
5.63%, 07/15/27 (Call 07/15/22)(a)	1,081	1,137,753
6.00%, 10/15/22 (Call 12/02/19)	399	405,983
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	1,887	1,971,915
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	793	827,694
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/21)	2,144	2,249,699
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26	604	724,800
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 01/15/20)(a)	1,312	1,230,000
7.88%, 07/15/26 (Call 07/15/21)(a)(c)	1,124	1,056,560
Graphic Packaging International LLC
4.13%, 08/15/24 (Call 05/15/24)(c)	550	572,605
4.75%, 04/15/21 (Call 01/15/21)	638	656,542
4.75%, 07/15/27 (Call 04/15/27)(a)(c)	600	634,500
4.88%, 11/15/22 (Call 08/15/22)	286	300,300
Greif Inc., 6.50%, 03/01/27 (Call 03/01/22)(a)	1,179	1,267,425
Intertape Polymer Group Inc., 7.00%, 10/15/26 (Call 10/15/21)(a)(c)	509	532,465
LABL Escrow Issuer LLC
6.75%, 07/15/26 (Call 07/15/22)(a)	1,463	1,514,205
10.50%, 07/15/27 (Call 07/15/22)(a)	1,553	1,556,882
Matthews International Corp., 5.25%, 12/01/25 (Call 12/01/20)(a)(c)	678	633,930
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/24 (Call 04/15/20)(a)(c)	3,495	3,595,481
7.25%, 04/15/25 (Call 04/15/20)(a)(c)	2,939	2,810,419
OI European Group BV, 4.00%, 03/15/23 (Call 12/15/22)(a)(c)	355	353,225
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22(a)(c)	1,061	1,095,483
5.38%, 01/15/25(a)(c)	500	504,375
5.88%, 08/15/23(a)	1,696	1,791,400
6.38%, 08/15/25(a)(c)	847	892,526
Pactiv LLC, 7.95%, 12/15/25(c)	470	507,600
Plastipak Holdings Inc., 6.25%, 10/15/25 (Call 10/15/20)(a)(c)	1,195	985,875
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
5.13%, 07/15/23 (Call 12/02/19)(a)	3,740	3,837,053
6.88%, 02/15/21 (Call 11/15/19)	69	69,394
7.00%, 07/15/24 (Call 12/02/19)(a)	1,976	2,045,160
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)(a)	840	889,350
5.13%, 12/01/24 (Call 09/01/24)(a)	828	892,170
5.25%, 04/01/23 (Call 01/01/23)(a)(c)	776	828,380

Security	Par (000)	Value

Packaging & Containers (continued)
5.50%, 09/15/25 (Call 06/15/25)(a)	$1,036	$1,129,240
6.50%, 12/01/20 (Call 09/01/20)(a)	500	516,250
6.88%, 07/15/33(a)(c)	885	1,031,025
Silgan Holdings Inc., 4.75%, 03/15/25 (Call 03/15/20)	195	199,388
Trident TPI Holdings Inc.
6.63%, 11/01/25 (Call 11/01/20)(a)(c)	574	512,295
9.25%, 08/01/24 (Call 08/01/21)(a)(c)	646	626,620
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 08/15/22)(a)	1,980	2,074,050
8.50%, 08/15/27 (Call 08/15/22)(a)	1,748	1,863,805

		75,932,111

Pharmaceuticals — 2.2%
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 07/31/22)(a)	3,819	4,285,682
9.25%, 04/01/26 (Call 04/01/22)(a)	3,436	3,887,044
Bausch Health Companies Inc.
5.50%, 03/01/23 (Call 12/02/19)(a)	967	975,461
5.50%, 11/01/25 (Call 11/01/20)(a)	4,109	4,293,946
5.75%, 08/15/27 (Call 08/15/22)(a)	1,041	1,130,461
5.88%, 05/15/23 (Call 12/02/19)(a)	3,001	3,046,015
6.13%, 04/15/25 (Call 04/15/20)(a)(c)	7,374	7,655,134
6.50%, 03/15/22 (Call 12/02/19)(a)	1,824	1,876,440
7.00%, 03/15/24 (Call 03/15/20)(a)	4,584	4,795,666
7.00%, 01/15/28 (Call 01/15/23)(a)(c)	1,606	1,732,473
7.25%, 05/30/29 (Call 05/30/24)(a)(c)	1,613	1,776,316
9.00%, 12/15/25 (Call 12/15/21)(a)	3,455	3,878,928
Elanco Animal Health Inc.
3.91%, 08/27/21	958	983,662
4.27%, 08/28/23 (Call 07/28/23)	1,348	1,411,980
4.90%, 08/28/28 (Call 05/28/28)	1,538	1,672,205
Endo Dac/Endo Finance LLC/Endo Finco Inc.
5.88%, 10/15/24 (Call 04/15/20)(a)	300	273,750
6.00%, 07/15/23 (Call 12/02/19)(a)(c)	3,338	2,207,252
6.00%, 02/01/25 (Call 02/01/20)(a)	2,470	1,574,625
HLF Financing Sarl LLC/Herbalife International Inc., 7.25%, 08/15/26 (Call 08/15/21)(a)	914	956,273
Horizon Pharma USA Inc., 5.50%, 08/01/27 (Call 08/01/22)(a)	1,375	1,435,156
Mallinckrodt International Finance SA, 4.75%, 04/15/23(c)	1,019	315,890
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.50%, 04/15/25 (Call 04/15/20)(a)(c)	1,290	428,925
5.63%, 10/15/23 (Call 12/02/19)(a)(c)	1,223	440,280
5.75%, 08/01/22 (Call 12/02/19)(a)	1,563	617,385
NVA Holdings Inc., 6.88%, 04/01/26 (Call 04/01/21)(a)	1,440	1,544,400
Owens & Minor Inc.
3.88%, 09/15/21(c)	600	568,080
4.38%, 12/15/24 (Call 09/15/24)	451	347,270
Par Pharmaceutical Inc., 7.50%, 04/01/27 (Call 04/01/22)(a)	3,211	3,050,450
Vizient Inc., 6.25%, 05/15/27 (Call 05/15/22)(a)(c)	774	834,705

		57,995,854

Pipelines — 3.8%
American Midstream Partners LP/American Midstream Finance Corp., 9.50%, 12/15/21 (Call 12/02/19)(a)	925	860,250
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 09/15/24 (Call 11/15/19)	1,559	1,290,072
5.75%, 03/01/27 (Call 03/01/22)(a)(c)	1,608	1,195,950
5.75%, 01/15/28 (Call 01/15/23)(a)	1,228	927,140

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.13%, 11/15/22 (Call 12/02/19)(a)	$2,173	$2,134,972
6.63%, 07/15/26 (Call 07/15/21)(a)	704	658,240
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	1,300	1,201,456
4.13%, 12/01/27 (Call 09/01/27)	850	786,063
4.15%, 07/01/23 (Call 04/01/23)	1,100	1,105,500
4.35%, 10/15/24 (Call 07/15/24)	650	650,999
4.88%, 02/01/21 (Call 11/01/20)	1,400	1,422,914
5.60%, 10/15/44 (Call 04/15/44)	650	542,182
5.85%, 11/15/43 (Call 05/15/43)	850	735,082
6.38%, 01/22/78 (Call 01/22/23)(f)	843	615,390
Cheniere Energy Partners LP
4.50%, 10/01/29 (Call 10/01/24)(a)	3,337	3,399,569
5.25%, 10/01/25 (Call 10/01/20)	3,578	3,703,230
5.63%, 10/01/26 (Call 10/01/21)	2,690	2,841,312
CNX Midstream Partners LP/CNX Midstream Finance Corp., 6.50%, 03/15/26 (Call 03/15/21)(a)(c)	873	814,073
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 05/01/22)(a)	1,452	1,461,104
5.75%, 04/01/25 (Call 04/01/20)	1,024	1,057,280
6.25%, 04/01/23 (Call 11/15/19)	1,814	1,845,201
DCP Midstream LP, Series A, 7.38%, (Call 12/15/22)(c)(e)(f)	1,025	986,563
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)(c)	981	990,810
4.75%, 09/30/21 (Call 06/30/21)(a)	1,351	1,378,020
4.95%, 04/01/22 (Call 01/01/22)	800	826,080
5.13%, 05/15/29 (Call 02/15/29)	1,648	1,667,397
5.38%, 07/15/25 (Call 04/15/25)	2,103	2,211,410
5.60%, 04/01/44 (Call 10/01/43)(c)	877	829,028
5.85%, 05/21/43 (Call 05/21/23)(a)(f)	1,329	1,189,455
6.45%, 11/03/36(a)	373	383,258
6.75%, 09/15/37(a)	1,002	1,044,585
8.13%, 08/16/30	200	245,500
Energy Transfer Operating LP
Series A, 6.25%, (Call 02/15/23)(e)(f)	2,335	2,171,550
Series B, 6.63%, (Call 02/15/28)(e)(f)	1,017	969,964
EnLink Midstream LLC, 5.38%, 06/01/29 (Call 03/01/29)(c)	1,204	1,068,550
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)(c)	1,892	1,707,284
4.40%, 04/01/24 (Call 01/01/24)	1,229	1,152,187
4.85%, 07/15/26 (Call 04/15/26)	1,406	1,286,490
5.05%, 04/01/45 (Call 10/01/44)(c)	662	496,500
5.45%, 06/01/47 (Call 12/01/46)	1,115	852,975
5.60%, 04/01/44 (Call 10/01/43)	617	473,548
Series C, 6.00%, (Call 12/15/22)(c)(e)(f)	860	590,648
Genesis Energy LP/Genesis Energy Finance Corp.
5.63%, 06/15/24 (Call 12/02/19)	535	500,225
6.00%, 05/15/23 (Call 12/02/19)	851	829,725
6.25%, 05/15/26 (Call 02/15/21)	1,248	1,154,400
6.50%, 10/01/25 (Call 10/01/20)	1,147	1,089,650
6.75%, 08/01/22 (Call 12/02/19)(c)	2,006	2,016,030
Global Partners LP/GLP Finance Corp.
7.00%, 06/15/23 (Call 12/02/19)(c)	820	847,253
7.00%, 08/01/27 (Call 08/01/22)(a)	985	1,024,567
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26 (Call 02/15/21)(a)	2,000	2,092,500

Security	Par (000)	Value

Pipelines (continued)
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00%, 08/01/24 (Call 11/15/19)(a)	$1,381	$1,437,966
IFM U.S. Colonial Pipeline 2 LLC, 6.45%, 05/01/21 (Call 02/01/21)(a)	438	455,013
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/21 (Call 12/02/19)	621	557,969
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 03/01/20)	713	659,525
7.50%, 11/01/23 (Call 12/02/19)	1,559	1,553,185
7.50%, 04/15/26 (Call 04/15/22)(a)	1,019	972,849
NuStar Logistics LP
4.75%, 02/01/22 (Call 11/01/21)(c)	615	624,225
5.63%, 04/28/27 (Call 01/28/27)	1,145	1,190,800
6.00%, 06/01/26 (Call 03/01/26)	1,320	1,410,684
6.75%, 02/01/21(c)	350	362,663
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 12/02/19)	1,543	1,581,575
Plains All American Pipeline LP, Series B, 6.13%, (Call 11/15/22)(c)(e)(f)	1,800	1,678,500
Ruby Pipeline LLC, 6.50%, 04/01/22(a)(c)	257	266,107
SemGroup Corp.
6.38%, 03/15/25 (Call 03/15/20)	924	957,495
7.25%, 03/15/26 (Call 03/15/21)	847	914,760
SemGroup Corp./Rose Rock Finance Corp.
5.63%, 07/15/22 (Call 11/15/19)(c)	1,040	1,051,461
5.63%, 11/15/23 (Call 11/18/19)	905	925,363
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
5.50%, 08/15/22 (Call 12/02/19)	640	572,800
5.75%, 04/15/25 (Call 04/15/20)(c)	1,219	944,725
Summit Midstream Partners LP, Series A, 9.50%, (Call 12/15/22)(e)(f)	508	289,560
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
4.75%, 10/01/23 (Call 10/01/20)(a)	1,142	1,113,450
5.50%, 09/15/24 (Call 12/02/19)(a)	1,787	1,737,857
5.50%, 01/15/28 (Call 01/15/23)(a)	1,622	1,524,680
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 12/02/19)	1,253	1,258,889
5.00%, 01/15/28 (Call 01/15/23)	1,592	1,576,080
5.13%, 02/01/25 (Call 02/01/20)	1,082	1,109,072
5.25%, 05/01/23 (Call 12/02/19)	1,042	1,045,907
5.38%, 02/01/27 (Call 02/01/22)	952	974,610
5.88%, 04/15/26 (Call 04/15/21)	2,278	2,377,890
6.50%, 07/15/27 (Call 07/15/22)(a)	2,028	2,170,001
6.75%, 03/15/24 (Call 12/02/19)	1,116	1,157,423
6.88%, 01/15/29 (Call 01/15/24)(a)	1,568	1,695,400
TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 02/15/26 (Call 02/15/21)	779	746,150

		98,218,765

Real Estate — 0.5%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 11/15/20)(a)	1,487	1,405,468
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (Call 12/01/20)(a)(c)	1,505	1,568,962
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(a)	2,541	2,639,464
Hunt Companies Inc., 6.25%, 02/15/26 (Call 02/15/21)(a)(c)	135	132,558

40	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate (continued)
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 12/02/19)(c)	$2,788	$2,885,580
Newmark Group Inc., 6.13%, 11/15/23 (Call 10/15/23)(c)	1,079	1,176,796
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(a)(c)	914	888,956
5.25%, 12/01/21 (Call 12/02/19)(a)	928	928,000
9.38%, 04/01/27 (Call 04/01/22)(a)	1,025	1,007,062
WeWork Companies Inc., 7.88%, 05/01/25(a)(c)	1,442	1,222,095

		13,854,941

Real Estate Investment Trusts — 2.6%
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26 (Call 05/15/22)(a)	2,478	2,586,412
CBL & Associates LP
5.25%, 12/01/23 (Call 09/01/23)(c)	669	468,434
5.95%, 12/15/26 (Call 09/15/26)	1,075	714,875
CoreCivic Inc.
4.63%, 05/01/23 (Call 02/01/23)	991	927,824
4.75%, 10/15/27 (Call 07/15/27)	400	338,000
5.00%, 10/15/22 (Call 07/15/22)	815	807,869
CTR Partnership LP/CareTrust Capital Corp., 5.25%, 06/01/25 (Call 06/01/20)(c)	338	351,520
ESH Hospitality Inc.
4.63%, 10/01/27 (Call 10/01/22)(a)	1,750	1,754,550
5.25%, 05/01/25 (Call 05/01/20)(a)	3,185	3,284,531
Felcor Lodging LP, 6.00%, 06/01/25 (Call 06/01/20)	1,139	1,188,831
GEO Group Inc. (The)
5.13%, 04/01/23 (Call 12/02/19)(c)	1,049	923,120
5.88%, 10/15/24 (Call 12/02/19)(c)	493	411,655
6.00%, 04/15/26 (Call 04/15/21)	476	377,230
HAT Holdings I LLC/HAT Holdings II LLC, 5.25%, 07/15/24 (Call 07/15/21)(a)	920	967,150
Iron Mountain Inc.
4.38%, 06/01/21 (Call 11/12/19)(a)	1,210	1,223,612
4.88%, 09/15/27 (Call 09/15/22)(a)	2,408	2,489,270
4.88%, 09/15/29 (Call 09/15/24)(a)	1,855	1,899,056
5.25%, 03/15/28 (Call 12/27/22)(a)(c)	2,018	2,118,900
5.75%, 08/15/24 (Call 11/12/19)(c)	2,325	2,345,344
6.00%, 08/15/23 (Call 11/12/19)	1,226	1,252,052
Iron Mountain U.S. Holdings Inc., 5.38%, 06/01/26 (Call 06/01/21)(a)	518	537,425
iStar Inc.
4.75%, 10/01/24 (Call 07/01/24)	1,325	1,366,406
5.25%, 09/15/22 (Call 12/02/19)	1,090	1,115,888
6.00%, 04/01/22 (Call 12/02/19)(c)	977	1,002,646
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)(a)	1,139	1,180,289
5.25%, 10/01/25 (Call 10/01/20)(a)	1,148	1,165,220
5.88%, 08/01/21 (Call 12/02/19)(a)(c)	646	655,690
Mack-Cali Realty LP
3.15%, 05/15/23 (Call 02/15/23)(c)	562	537,389
4.50%, 04/18/22 (Call 01/18/22)	600	605,035
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)(c)	909	965,813
4.50%, 01/15/28 (Call 10/15/27)	619	648,403
5.63%, 05/01/24 (Call 02/01/24)	2,268	2,497,635
5.75%, 02/01/27 (Call 11/01/26)(a)	1,718	1,941,340
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 08/01/29 (Call 08/01/24)	1,744	1,819,236

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
5.00%, 10/15/27 (Call 10/15/22)	$2,999	$3,156,447
5.25%, 08/01/26 (Call 08/01/21)	969	1,018,661
5.50%, 05/01/24 (Call 12/02/19)(c)	877	900,021
6.38%, 03/01/24 (Call 12/02/19)	1,244	1,298,425
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/23 (Call 12/02/19)	1,020	1,040,400
Ryman Hospitality Properties Inc., 4.75%, 10/15/27 (Call 10/15/22)(a)	1,060	1,095,881
SBA Communications Corp.
4.00%, 10/01/22 (Call 12/02/19)	1,568	1,599,595
4.88%, 07/15/22 (Call 12/02/19)	1,901	1,921,208
4.88%, 09/01/24 (Call 12/02/19)	2,794	2,902,267
Senior Housing Properties Trust
4.75%, 05/01/24 (Call 11/01/23)	350	362,277
4.75%, 02/15/28 (Call 08/15/27)(c)	1,030	1,064,027
Starwood Property Trust Inc.
3.63%, 02/01/21 (Call 11/01/20)	140	141,050
4.75%, 03/15/25 (Call 09/15/24)	884	917,979
5.00%, 12/15/21 (Call 09/15/21)(c)	1,605	1,661,175
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 7.13%, 12/15/24 (Call 12/15/19)(a)(c)	883	730,683
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 12/02/19)(a)	824	784,860
8.25%, 10/15/23 (Call 12/02/19)(c)	1,825	1,560,375
VICI Properties 1 LLC/VICI FC Inc., 8.00%, 10/15/23 (Call 10/15/20)	935	1,017,981
Washington Prime Group LP, 6.45%, 08/15/24 (Call 06/15/24)(c)	1,704	1,635,840

		67,277,802

Retail — 4.0%
1011778 BC ULC/New Red Finance Inc.
3.88%, 01/15/28 (Call 09/15/22)(a)	1,345	1,352,128
4.25%, 05/15/24 (Call 05/15/20)(a)	2,607	2,675,434
5.00%, 10/15/25 (Call 10/15/20)(a)	6,280	6,437,000
Asbury Automotive Group Inc., 6.00%, 12/15/24 (Call 12/15/19)	1,617	1,669,552
Beacon Roofing Supply Inc.
4.50%, 11/15/26 (Call 11/15/22)(a)	650	663,000
4.88%, 11/01/25 (Call 11/01/20)(a)	2,725	2,677,449
Bed Bath & Beyond Inc.
3.75%, 08/01/24 (Call 05/01/24)(c)	550	545,875
4.92%, 08/01/34 (Call 02/01/34)(c)	745	571,606
5.17%, 08/01/44 (Call 02/01/44)(c)	1,747	1,267,186
Brinker International Inc.
3.88%, 05/15/23	595	595,000
5.00%, 10/01/24 (Call 07/01/24)(a)(c)	668	708,498
Carvana Co., 8.88%, 10/01/23 (Call 10/01/20)(a)	1,407	1,456,245
CEC Entertainment Inc., 8.00%, 02/15/22 (Call 12/02/19)(c)	648	604,260
Cumberland Farms Inc., 6.75%, 05/01/25 (Call 11/06/19)(a)	778	833,860
DriveTime Automotive Group Inc./Bridgecrest Acceptance Corp., 8.00%, 06/01/21 (Call 12/02/19)(a)	325	330,281
eG Global Finance PLC
6.75%, 02/07/25 (Call 05/15/21)(a)(c)	1,655	1,655,000
8.50%, 10/30/25 (Call 10/30/21)(a)(c)	1,495	1,570,318
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/02/19)(c)	455	382,200
6.75%, 01/15/22 (Call 12/02/19)(c)	860	720,250
6.75%, 06/15/23 (Call 11/15/19)(c)	630	532,350

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
FirstCash Inc., 5.38%, 06/01/24 (Call 06/01/20)(a)	$838	$867,330
GameStop Corp., 6.75%, 03/15/21 (Call 12/02/19)(a)(c)	800	802,000
Golden Nugget Inc.
6.75%, 10/15/24 (Call 12/02/19)(a)	3,211	3,307,651
8.75%, 10/01/25 (Call 10/01/20)(a)	1,581	1,664,002
Group 1 Automotive Inc.
5.00%, 06/01/22 (Call 12/02/19)	1,366	1,381,777
5.25%, 12/15/23 (Call 12/02/19)(a)(c)	875	896,875
Guitar Center Inc., 9.50%, 10/15/21 (Call 12/02/19)(a)	925	860,250
IRB Holding Corp., 6.75%, 02/15/26 (Call 02/15/21)(a)(c)	1,134	1,153,845
JC Penney Corp. Inc.
5.88%, 07/01/23 (Call 12/02/19)(a)	1,276	1,110,120
6.38%, 10/15/36(c)	125	42,500
7.40%, 04/01/37(c)	50	17,750
8.63%, 03/15/25 (Call 03/15/21)(a)	335	213,563
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)(a)(c)	1,918	2,001,337
5.00%, 06/01/24 (Call 12/02/19)(a)	2,068	2,145,550
5.25%, 06/01/26 (Call 06/01/21)(a)	2,404	2,542,230
KGA Escrow LLC, 7.50%, 08/15/23 (Call 08/15/20)(a)(c)	1,089	1,159,785
L Brands Inc.
5.25%, 02/01/28(c)	1,533	1,421,857
5.63%, 02/15/22(c)	1,247	1,312,467
5.63%, 10/15/23	829	879,776
6.63%, 04/01/21	750	785,625
6.69%, 01/15/27(c)	648	638,280
6.75%, 07/01/36	1,420	1,178,600
6.88%, 11/01/35(c)	1,780	1,513,000
6.95%, 03/01/33	775	612,250
7.50%, 06/15/29 (Call 06/15/24)(c)	1,350	1,339,470
7.60%, 07/15/37	612	507,960
Lithia Motors Inc., 5.25%, 08/01/25 (Call 08/01/20)(a)(c)	895	937,512
Michaels Stores Inc., 8.00%, 07/15/27 (Call 07/15/22)(a)(c)	1,208	1,192,538
Murphy Oil USA Inc.
4.75%, 09/15/29 (Call 09/15/24)(c)	745	777,594
5.63%, 05/01/27 (Call 05/01/22)(c)	486	521,583
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG
8.00%, 10/25/24 (Call 12/02/19)(a)	664	177,620
8.75%, 10/25/24 (Call 12/02/19)(a)(c)	608	164,259
Party City Holdings Inc.
6.13%, 08/15/23 (Call 12/02/19)(a)(c)	921	925,605
6.63%, 08/01/26 (Call 08/01/21)(a)(c)	1,216	1,182,560
Penske Automotive Group Inc.
5.38%, 12/01/24 (Call 12/02/19)(c)	869	892,898
5.50%, 05/15/26 (Call 05/15/21)(c)	1,106	1,155,770
5.75%, 10/01/22 (Call 12/02/19)(c)	785	794,813
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)(a)	2,777	2,735,706
7.13%, 03/15/23 (Call 12/02/19)(a)	4,259	3,939,575
8.88%, 06/01/25 (Call 06/01/20)(a)(c)	1,373	1,290,620
PriSo Acquisition Corp., 9.00%, 05/15/23 (Call 12/02/19)(a)(c)	611	560,593
QVC Inc.
4.38%, 03/15/23	1,375	1,428,256
4.45%, 02/15/25 (Call 11/15/24)	810	850,111
4.85%, 04/01/24	1,008	1,066,189
5.13%, 07/02/22	795	838,510
5.45%, 08/15/34 (Call 02/15/34)	603	607,250

Security	Par (000)	Value

Retail (continued)
5.95%, 03/15/43	$887	$887,666
Rite Aid Corp.
6.13%, 04/01/23 (Call 12/02/19)(a)(c)	3,689	3,140,446
7.70%, 02/15/27(c)	225	149,063
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/20)(c)	1,705	1,760,412
Sonic Automotive Inc.
5.00%, 05/15/23 (Call 12/02/19)	795	806,925
6.13%, 03/15/27 (Call 03/15/22)(c)	464	480,240
SRS Distribution Inc., 8.25%, 07/01/26 (Call 07/01/21)(a)(c)	639	639,000
Staples Inc.
7.50%, 04/15/26 (Call 04/15/22)(a)	4,224	4,393,805
10.75%, 04/15/27 (Call 04/15/22)(a)	2,279	2,370,160
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 12/02/19)	1,332	1,361,570
5.75%, 03/01/25 (Call 03/01/20)(c)	850	864,875
5.88%, 03/01/27 (Call 03/01/22)(c)	732	757,620
Superior Plus LP/Superior General Partner Inc., 7.00%, 07/15/26 (Call 07/15/21)(a)	972	1,044,900
Yum! Brands Inc.
3.75%, 11/01/21 (Call 08/01/21)	619	632,928
3.88%, 11/01/20 (Call 08/01/20)(c)	325	328,250
3.88%, 11/01/23 (Call 08/01/23)	839	868,516
4.75%, 01/15/30 (Call 10/15/29)(a)(c)	840	880,950
5.35%, 11/01/43 (Call 05/01/43)(c)	672	658,560
6.88%, 11/15/37(c)	825	940,500

		102,609,290

Semiconductors — 0.3%
Advanced Micro Devices Inc.
7.00%, 07/01/24 (Call 11/15/19)(c)	100	103,875
7.50%, 08/15/22(c)	410	462,283
Amkor Technology Inc., 6.63%, 09/15/27 (Call 03/15/22)(a)	1,359	1,488,105
Entegris Inc., 4.63%, 02/10/26 (Call 11/10/20)(a)	1,459	1,502,081
Qorvo Inc.
4.38%, 10/15/29 (Call 10/15/24)(a)	785	789,416
5.50%, 07/15/26 (Call 07/15/21)(c)	2,095	2,236,371
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26 (Call 02/15/21)(a)	1,884	2,014,702

		8,596,833

Software — 2.4%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 08/15/21)(a)(c)	634	672,040
Ascend Learning LLC 6.88%, 08/01/25 (Call 08/01/20)(a)(c)	1,877	1,961,274
Blackboard Inc., 9.75%, 10/15/21 (Call 11/14/19)(a)(c)	150	150,469
Camelot Finance SA, 4.50%, 11/01/26 (Call 11/01/22)(a)(c)	470	474,888
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)	1,250	1,317,188
5.00%, 10/15/24 (Call 07/15/24)	769	831,674
5.25%, 05/15/29 (Call 05/15/24)(a)	1,066	1,131,959
5.88%, 06/15/26 (Call 06/15/21)	1,332	1,425,240
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(a)	2,366	2,420,891
Donnelley Financial Solutions Inc., 8.25%, 10/15/24 (Call 10/15/21)(c)	688	715,520
Dun & Bradstreet Corp./The
6.88%, 08/15/26 (Call 02/15/22)(a)	1,812	1,981,286
10.25%, 02/15/27 (Call 02/15/22)(a)	1,584	1,736,492
Fair Isaac Corp., 5.25%, 05/15/26 (Call 02/15/26)(a)	593	643,405

42	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Genesys Telecommunications Laboratories Inc./Greeneden Lux 3 Sarl/Greeneden U.S. Ho, 10.00%, 11/30/24 (Call 12/02/19)(a)	$1,845	$1,992,600
Granite Merger Sub 2 Inc., 11.00%, 07/15/27 (Call 07/15/22)(a)	509	502,001
Infor U.S. Inc., 6.50%, 05/15/22 (Call 11/15/19)	3,910	3,963,762
Informatica LLC, 7.13%, 07/15/23 (Call 11/15/19)(a)	1,706	1,733,722
IQVIA Inc.
5.00%, 10/15/26 (Call 10/15/21)(a)	2,408	2,540,440
5.00%, 05/15/27 (Call 05/15/22)(a)	2,301	2,439,060
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., 6.00%, 07/15/25 (Call 07/15/20)(a)	1,582	1,680,875
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)(a)(c)	1,063	1,113,439
5.25%, 11/15/24 (Call 12/02/19)(a)	1,754	1,802,235
5.38%, 05/15/27 (Call 05/15/22)(a)	1,007	1,074,973
5.75%, 08/15/25 (Call 08/15/20)(a)	1,693	1,775,534
Nuance Communications Inc., 5.63%, 12/15/26 (Call 12/15/21)(c)	1,447	1,535,701
Open Text Corp.
5.63%, 01/15/23 (Call 12/02/19)(a)	1,651	1,681,956
5.88%, 06/01/26 (Call 06/01/21)(a)(c)	2,425	2,585,656
PTC Inc., 6.00%, 05/15/24 (Call 12/02/19)	1,382	1,468,375
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 12/02/19)(a)(c)	2,534	2,318,610
Riverbed Technology Inc., 8.88%, 03/01/23 (Call 12/02/19)(a)	480	218,400
RP Crown Parent LLC, 7.38%, 10/15/24 (Call 12/02/19)(a)	494	512,431
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 12/02/19)(a)	4,570	4,781,362
Sophia LP/Sophia Finance Inc., 9.00%, 09/30/23 (Call 12/02/19)(a)	1,243	1,276,399
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)	4,635	4,959,450
TIBCO Software Inc., 11.38%, 12/01/21 (Call 12/02/19)(a)(c)	1,963	2,029,251
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 11/12/19)(a)(c)	891	875,408
10.50%, 02/01/24 (Call 11/12/19)(a)(c)	1,755	1,658,475

		61,982,441

Storage & Warehousing — 0.1%
Algeco Global Finance 2 PLC, 10.00%, 08/15/23 (Call 02/15/20)(a)(c)	632	625,680
LBC Tank Terminals Holding Netherlands BV, 6.88%, 05/15/23 (Call 12/02/19)(a)(c)	894	908,125
Mobile Mini Inc., 5.88%, 07/01/24 (Call 12/02/19)	838	871,520

		2,405,325

Telecommunications — 9.3%
Altice France SA/France
5.50%, 01/15/28 (Call 09/15/22)(a)	1,735	1,767,531
7.38%, 05/01/26 (Call 05/01/21)(a)(c)	11,400	12,207,633
8.13%, 02/01/27 (Call 02/01/22)(a)	4,095	4,540,331
C&W Senior Financing DAC
6.88%, 09/15/27 (Call 09/15/22)(a)(c)	2,771	2,916,477
7.50%, 10/15/26 (Call 10/15/21)(a)(c)	1,244	1,335,745
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)(c)	1,133	1,194,012
Series G, 6.88%, 01/15/28(c)	800	848,000
Series P, 7.60%, 09/15/39	1,267	1,289,173

Security	Par (000)	Value

Telecommunications (continued)
Series S, 6.45%, 06/15/21	$2,340	$2,462,850
Series T, 5.80%, 03/15/22	3,274	3,458,162
Series U, 7.65%, 03/15/42	807	819,105
Series W, 6.75%, 12/01/23(c)	1,237	1,374,740
Series Y, 7.50%, 04/01/24 (Call 01/01/24)	2,666	3,025,910
Cincinnati Bell Inc.
7.00%, 07/15/24 (Call 12/02/19)(a)(c)	1,436	1,295,990
8.00%, 10/15/25 (Call 10/15/20)(a)	668	596,190
CommScope Inc.
5.00%, 06/15/21 (Call 11/12/19)(a)	339	339,000
5.50%, 03/01/24 (Call 03/01/21)(a)	2,634	2,669,559
5.50%, 06/15/24 (Call 11/12/19)(a)(c)	1,117	1,056,961
6.00%, 03/01/26 (Call 03/01/22)(a)(c)	3,157	3,243,817
8.25%, 03/01/27 (Call 03/01/22)(a)(c)	2,450	2,320,713
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(a)(c)	1,541	1,259,768
6.00%, 06/15/25 (Call 06/15/20)(a)	3,345	2,976,046
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(a)(c)	4,340	4,508,175
Consolidated Communications Inc., 6.50%, 10/01/22 (Call 12/02/19)(c)	1,127	1,017,118
DKT Finance ApS, 9.38%, 06/17/23 (Call 06/17/20)(a)(c)	1,018	1,085,697
Embarq Corp., 8.00%, 06/01/36(c)	3,403	3,368,970
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)(c)	1,219	545,503
7.13%, 01/15/23	1,700	765,000
7.63%, 04/15/24	1,350	607,500
7.88%, 01/15/27(c)	680	304,300
8.00%, 04/01/27 (Call 04/01/22)(a)	3,152	3,309,600
8.50%, 04/01/26 (Call 04/01/21)(a)	3,320	3,328,300
8.75%, 04/15/22	850	397,375
9.00%, 08/15/31(c)	1,889	842,966
10.50%, 09/15/22 (Call 06/15/22)	4,365	2,057,006
11.00%, 09/15/25 (Call 06/15/25)	7,125	3,339,844
Frontier Florida LLC, Series E, 6.86%, 02/01/28	650	604,500
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc., 9.88%, 05/01/24 (Call 05/01/21)(a)	2,088	2,197,620
GTT Communications Inc., 7.88%, 12/31/24 (Call 12/31/19)(a)(c)	1,234	718,805
HC2 Holdings Inc., 11.50%, 12/01/21 (Call 06/01/20)(a)	1,087	990,529
Hughes Satellite Systems Corp.
5.25%, 08/01/26	1,586	1,699,003
6.63%, 08/01/26(c)	1,804	1,952,830
7.63%, 06/15/21	1,724	1,857,610
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 12/02/19)(a)	2,027	2,047,270
6.50%, 10/01/24 (Call 11/27/19)(a)(c)	679	713,969
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(a)(c)	2,959	2,744,768
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 12/02/19)	3,833	3,583,855
8.00%, 02/15/24 (Call 12/02/19)(a)	3,275	3,364,047
8.50%, 10/15/24 (Call 10/15/20)(a)(c)	6,305	6,353,548
9.50%, 09/30/22(a)	759	875,696
9.75%, 07/15/25 (Call 07/15/21)(a)	4,207	4,365,520
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 12/02/19)(c)	2,398	2,272,105
8.13%, 06/01/23 (Call 12/16/19)(c)	2,230	1,866,231
Iridium Communications Inc., 10.25%, 04/15/23 (Call 04/15/20)(a)	1,035	1,117,800

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(a)(f)	$1,201	$1,316,596
Level 3 Financing Inc.
4.63%, 09/15/27 (Call 09/15/22)(a)(c)	2,105	2,141,838
5.13%, 05/01/23 (Call 12/02/19)	1,771	1,793,138
5.25%, 03/15/26 (Call 03/15/21)	1,501	1,566,669
5.38%, 08/15/22 (Call 12/02/19)	1,204	1,208,515
5.38%, 01/15/24 (Call 12/02/19)	2,256	2,301,120
5.38%, 05/01/25 (Call 05/01/20)(c)	2,109	2,180,179
5.63%, 02/01/23 (Call 12/02/19)	1,091	1,101,910
Level 3 Parent LLC, 5.75%, 12/01/22 (Call 12/01/19)	1,624	1,628,060
Millicom International Cellular SA
5.13%, 01/15/28 (Call 09/15/22)(a)(c)	1,000	1,030,938
6.00%, 03/15/25 (Call 03/15/20)(a)(c)	1,207	1,249,245
6.25%, 03/25/29 (Call 03/25/24)(a)(c)	1,022	1,107,891
6.63%, 10/15/26 (Call 10/15/21)(a)(c)	820	890,725
Nokia OYJ
3.38%, 06/12/22	993	1,004,171
4.38%, 06/12/27	1,363	1,388,216
6.63%, 05/15/39	939	1,072,808
Plantronics Inc., 5.50%, 05/31/23 (Call 12/02/19)(a)(c)	1,521	1,545,716
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25 (Call 11/15/20)(a)(c)	775	809,875
Qwest Corp.
6.75%, 12/01/21	1,834	1,979,381
6.88%, 09/15/33 (Call 12/02/19)	2,068	2,079,891
7.13%, 11/15/43 (Call 12/02/19)(c)	627	634,712
7.25%, 09/15/25	250	286,666
Sable International Finance Ltd., 5.75%, 09/07/27 (Call 09/07/22)(a)(c)	745	775,731
Sprint Capital Corp.
6.88%, 11/15/28(c)	5,276	5,749,152
8.75%, 03/15/32(c)	4,229	5,156,758
Sprint Communications Inc.
6.00%, 11/15/22(c)	4,724	4,995,630
11.50%, 11/15/21	1,862	2,152,938
Sprint Corp.
7.13%, 06/15/24	5,451	5,914,335
7.25%, 09/15/21	3,997	4,265,039
7.63%, 02/15/25 (Call 11/15/24)	3,400	3,735,750
7.63%, 03/01/26 (Call 11/01/25)(c)	3,658	4,046,662
7.88%, 09/15/23(c)	9,335	10,303,506
Telecom Italia Capital SA
6.00%, 09/30/34(c)	2,275	2,428,562
6.38%, 11/15/33(c)	1,950	2,149,310
7.20%, 07/18/36	2,069	2,420,730
7.72%, 06/04/38(c)	2,102	2,574,950
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)(c)	2,998	3,207,860
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22(c)	1,500	1,554,525
Telesat Canada/Telesat LLC, 6.50%, 10/15/27 (Call 10/15/22)(a)(c)	1,215	1,268,521
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	488	503,718
4.50%, 02/01/26 (Call 02/01/21)	2,149	2,216,156
4.75%, 02/01/28 (Call 02/01/23)(c)	3,145	3,314,044
5.13%, 04/15/25 (Call 04/15/20)	1,036	1,076,456
5.38%, 04/15/27 (Call 04/15/22)(c)	1,046	1,124,450
6.00%, 03/01/23 (Call 11/12/19)	1,665	1,698,300
6.00%, 04/15/24 (Call 11/12/19)	1,932	2,004,450
6.38%, 03/01/25 (Call 11/12/19)(c)	1,968	2,042,213
6.50%, 01/15/24 (Call 11/12/19)	175	181,781

Security	Par (000)	Value

Telecommunications (continued)
6.50%, 01/15/26 (Call 01/15/21)	$4,345	$4,649,584
U.S. Cellular Corp., 6.70%, 12/15/33(c)	1,242	1,347,943
ViaSat Inc.
5.63%, 09/15/25 (Call 09/15/20)(a)	1,823	1,847,519
5.63%, 04/15/27 (Call 04/15/22)(a)(c)	1,268	1,335,775
Vodafone Group PLC, 7.00%, 04/04/79 (Call 01/04/29)(c)(f)	4,427	5,128,051
West Corp., 8.50%, 10/15/25 (Call 10/15/20)(a)(c)	2,573	1,942,615
Xplornet Communications Inc. (10.63% PIK), 9.63%, 06/01/22 (Call 12/02/19)(a)(d)	873	889,591

		242,121,638

Textiles — 0.0%
Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC, 7.50%, 05/01/25 (Call 05/01/21)(a)	1,214	1,044,799

Toys, Games & Hobbies — 0.2%
Mattel Inc.
2.35%, 08/15/21 (Call 07/15/21)(c)	902	883,960
3.15%, 03/15/23 (Call 12/15/22)(c)	410	390,525
5.45%, 11/01/41 (Call 05/01/41)(c)	625	499,987
6.20%, 10/01/40	375	315,000
6.75%, 12/31/25 (Call 12/31/20)(a)(c)	3,469	3,620,769

		5,710,241

Transportation — 0.5%
Global Ship Lease Inc., 9.88%, 11/15/22 (Call 11/15/19)(a)(c)	839	870,463
Hornbeck Offshore Services Inc., 5.00%, 03/01/21 (Call 12/02/19)(c)	150	62,250
Kenan Advantage Group Inc. (The), 7.88%, 07/31/23 (Call 12/02/19)(a)(c)	754	683,313
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., 8.13%, 11/15/21 (Call 12/02/19)(a)	1,169	952,735
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 12/02/19)(a)	550	319,000
11.25%, 08/15/22 (Call 12/02/19)(a)	25	17,625
Teekay Corp., 9.25%, 11/15/22 (Call 11/15/20)(a)(c)	509	526,815
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23 (Call 07/15/20)(a)(c)	1,456	1,459,640
Watco Companies LLC/Watco Finance Corp., 6.38%, 04/01/23 (Call 12/02/19)(a)(c)	1,071	1,089,742
XPO CNW Inc., 6.70%, 05/01/34(c)	510	510,000
XPO Logistics Inc.
6.13%, 09/01/23 (Call 12/02/19)(a)(c)	1,323	1,365,997
6.50%, 06/15/22 (Call 12/02/19)(a)	3,040	3,097,000
6.75%, 08/15/24 (Call 08/15/21)(a)(c)	2,162	2,340,365

		13,294,945

Trucking & Leasing — 0.2%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25)(a)(c)(f)	754	826,572
Fly Leasing Ltd.
5.25%, 10/15/24 (Call 10/15/20)	450	463,500
6.38%, 10/15/21 (Call 12/02/19)	842	856,209
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/25 (Call 10/01/21)(a)	889	897,890
6.75%, 03/15/22 (Call 03/15/20)(a)	1,860	1,936,725

		4,980,896

Total Corporate Bonds & Notes — 97.7% (Cost: $2,534,149,733)		2,533,944,733

44	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Common Stocks

Advertising — 0.0%
Affinion Group Inc.(c)(h)(i)	4	$154,431

Total Common Stocks — 0.0% (Cost $198,308)		154,431

Preferred Stocks

Internet & Direct Marketing Retail — 0.0%
MYT Holding Co., 10.00%, 06/07/29(a)	157	132,154

Total Preferred Stocks — 0.0% (Cost $147,100)		132,154

Short-Term Investments

Money Market Funds — 19.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(j)(k)(l)	495,890	496,137,693
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(j)(k)	15,520	15,520,000

		511,657,693

Total Short-Term Investments — 19.7% (Cost: $511,604,095)		511,657,693

Total Investments in Securities — 117.4% (Cost: $3,046,099,236)		3,045,889,011

Other Assets, Less Liabilities — (17.4)%		(450,831,833)

Net Assets — 100.0%		$2,595,057,178

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Issuer filed for bankruptcy and/or is in default.
(c)	All or a portion of this security is on loan.
(d)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(e)	Perpetual security with no stated maturity date.
(f)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Non-income producing security.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period-end.
(l)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	51,291	444,599	495,890	$496,137,693	$1,256,291	(b)	$(16,388)	$48,016
BlackRock Cash Funds: Treasury, SL Agency Shares	4,392	11,128	15,520	15,520,000	227,145		—	—

				$511,657,693	$1,483,436		$(16,388)	$48,016

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) October 31, 2019	iShares® Broad USD High Yield Corporate Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$2,533,944,733	$—	$2,533,944,733
Common Stocks	—	—	154,431	154,431
Preferred Stocks	132,154	—	—	132,154
Money Market Funds	511,657,693	—	—	511,657,693

	$511,789,847	$2,533,944,733	$154,431	$3,045,889,011

See notes to financial statements.

46	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 3.5%
Arconic Inc.
5.40%, 04/15/21 (Call 01/15/21)	$950	$980,495
5.87%, 02/23/22	650	695,351
5.90%, 02/01/27	833	929,229
5.95%, 02/01/37(a)	730	788,655
6.15%, 08/15/20	500	513,785
6.75%, 01/15/28	300	345,105
Bombardier Inc., 7.45%, 05/01/34(b)	300	283,695
Leonardo U.S. Holdings Inc.
6.25%, 01/15/40(b)	300	329,538
7.38%, 07/15/39(b)	150	179,205

		5,045,058

Airlines — 0.2%
UAL Pass Through Trust, Series 2007-1A, 6.64%, 07/02/22(a)	261	276,517

Apparel — 0.6%
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)(a)	863	833,045

Auto Parts & Equipment — 0.1%
Goodyear Tire & Rubber Co. (The), 7.00%, 03/15/28	150	163,284

Banks — 11.5%
Barclays Bank PLC, 6.86%, (Call 06/15/32)(b)(c)(d)	100	117,669
Barclays PLC
4.38%, 09/11/24	900	943,479
4.84%, 05/09/28 (Call 05/07/27)	1,700	1,814,087
5.20%, 05/12/26	1,450	1,577,426
Deutsche Bank AG
4.30%, 05/24/28 (Call 05/24/23)(a)(d)	2,025	1,919,680
4.50%, 04/01/25(a)	1,975	1,923,571
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(a)(b)	1,400	1,869,140
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)(b)	2,800	2,918,356
RBS Capital Trust II, 6.43%, (Call 01/03/34)(c)(d)	550	755,183
Royal Bank of Scotland Group PLC, 7.65%, (Call 09/30/31)(a)(c)(d)	1,100	1,559,129
Standard Chartered PLC, 7.01%, (Call 07/30/37)(a)(b)(c)(d)	900	1,055,376

		16,453,096

Chemicals — 3.4%
CF Industries Inc.
3.45%, 06/01/23(a)	1,005	1,027,462
4.95%, 06/01/43	1,007	1,008,047
5.15%, 03/15/34(a)	1,013	1,076,039
5.38%, 03/15/44	1,200	1,230,852
7.13%, 05/01/20	250	255,853
HB Fuller Co., 4.00%, 02/15/27 (Call 11/15/26)	350	343,206

		4,941,459

Computers — 2.8%
Dell Inc.
4.63%, 04/01/21(a)	500	513,910
5.40%, 09/10/40	305	301,599
6.50%, 04/15/38(a)	600	633,516
7.10%, 04/15/28(a)	455	528,564
EMC Corp., 3.38%, 06/01/23 (Call 03/01/23)	1,366	1,372,106
Leidos Holdings Inc., Series 1, 5.95%, 12/01/40 (Call 06/01/40)	100	110,675

Security	Par (000)	Value

Computers (continued)
Leidos Inc.
5.50%, 07/01/33(a)	$325	$331,991
7.13%, 07/01/32	135	158,261

		3,950,622

Cosmetics & Personal Care — 1.8%
Avon Products Inc.
7.00%, 03/15/23	625	657,331
8.95%, 03/15/43(a)	350	402,325
Edgewell Personal Care Co.
4.70%, 05/19/21	860	880,124
4.70%, 05/24/22	662	683,946

		2,623,726

Diversified Financial Services — 3.1%
HSBC Finance Corp., 6.68%, 01/15/21(a)	700	731,766
Navient Corp.
5.50%, 01/25/23	1,525	1,585,939
5.63%, 08/01/33	845	742,780
7.25%, 01/25/22	1,025	1,111,725
8.00%, 03/25/20(a)	250	255,333

		4,427,543

Electric — 1.1%
Midland Cogeneration Venture LP, 6.00%, 03/15/25(a)(b)	396	396,383
Panoche Energy Center LLC, 6.89%, 07/31/29(b)	167	158,597
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)	550	567,204
6.50%, 03/15/40(a)	425	428,022

		1,550,206

Electronics — 2.5%
ADT Security Corp. (The)
3.50%, 07/15/22(a)	1,242	1,246,571
4.13%, 06/15/23(a)	1,072	1,089,720
Ingram Micro Inc.
5.00%, 08/10/22 (Call 02/10/22)	375	382,826
5.45%, 12/15/24 (Call 09/15/24)(a)	782	799,407

		3,518,524

Energy – Alternate Sources — 0.9%
Topaz Solar Farms LLC, 5.75%, 09/30/39(b)	1,179	1,308,893

Engineering & Construction — 0.2%
AECOM Global II LLC/URS Fox US LP, 5.00%, 04/01/22 (Call 01/01/22)	325	335,624

Food — 0.3%
Safeway Inc., 7.25%, 02/01/31	386	396,140

Forest Products & Paper — 0.2%
Smurfit Kappa Treasury Funding DAC, 7.50%, 11/20/25(a)	200	245,260

Health Care – Services — 1.5%
HCA Inc.
7.05%, 12/01/27	140	167,220
7.50%, 11/15/95	300	337,797
7.69%, 06/15/25(a)	380	458,500
8.36%, 04/15/24	70	82,732
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)	590	588,726
Tenet Healthcare Corp., 6.88%, 11/15/31	545	498,342

		2,133,317

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) October 31, 2019	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders — 1.9%
MDC Holdings Inc.
5.50%, 01/15/24 (Call 10/15/23)(a)	$380	$414,690
6.00%, 01/15/43 (Call 10/15/42)	725	756,965
PulteGroup Inc.
6.00%, 02/15/35	413	456,386
6.38%, 05/15/33(a)	556	635,275
7.88%, 06/15/32	410	516,698

		2,780,014

Housewares — 0.5%
Tupperware Brands Corp., 4.75%, 06/01/21 (Call 03/01/21)(a)	775	776,325

Insurance — 1.6%
Genworth Holdings Inc.
6.50%, 06/15/34	460	425,298
7.20%, 02/15/21	505	517,827
7.63%, 09/24/21	920	952,329
MBIA Inc.
5.70%, 12/01/34	75	63,706
6.40%, 08/15/22 (Call 12/02/19)	110	110,004
Provident Financing Trust I, 7.41%, 03/15/38(a)	215	251,793

		2,320,957

Internet — 0.4%
Symantec Corp., 3.95%, 06/15/22 (Call 03/15/22)	630	647,035

Iron & Steel — 2.1%
Allegheny Ludlum LLC, 6.95%, 12/15/25(a)	195	202,999
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	550	564,850
7.88%, 08/15/23 (Call 05/15/23)	805	877,160
Carpenter Technology Corp.
4.45%, 03/01/23 (Call 12/01/22)(a)	405	417,660
5.20%, 07/15/21 (Call 04/15/21)	210	215,275
Cleveland-Cliffs Inc., 6.25%, 10/01/40	430	365,883
U.S. Steel Corp., 6.65%, 06/01/37(a)	490	364,002

		3,007,829

Lodging — 2.4%
Wyndham Destinations Inc.
3.90%, 03/01/23 (Call 12/01/22)	600	606,270
4.25%, 03/01/22 (Call 12/01/21)(a)	925	946,007
5.40%, 04/01/24 (Call 02/01/24)(a)	378	401,523
5.63%, 03/01/21	210	217,676
5.75%, 04/01/27 (Call 01/01/27)	605	663,830
6.35%, 10/01/25 (Call 07/01/25)(a)	530	587,425

		3,422,731

Manufacturing — 0.4%
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)	575	590,163

Media — 1.2%
Belo Corp.
7.25%, 09/15/27	330	375,953
7.75%, 06/01/27(a)	225	259,877
Liberty Interactive LLC
8.25%, 02/01/30	680	693,525
8.50%, 07/15/29	380	392,449

		1,721,804

Mining — 3.2%
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)	1,133	1,142,393
3.88%, 03/15/23 (Call 12/15/22)	1,405	1,429,363
4.55%, 11/14/24 (Call 08/14/24)(a)	475	493,805

Security	Par (000)	Value

Mining (continued)
5.40%, 11/14/34 (Call 05/14/34)	$425	$414,825
5.45%, 03/15/43 (Call 09/15/42)	1,125	1,046,126

		4,526,512

Office & Business Equipment — 4.6%
Pitney Bowes Inc.
4.13%, 10/01/21 (Call 09/01/21)	750	754,717
4.38%, 05/15/22 (Call 04/15/22)	550	550,077
4.63%, 03/15/24 (Call 12/15/23)(a)	825	776,053
5.20%, 04/01/23 (Call 03/01/23)	550	543,510
Xerox Corp.
2.80%, 05/15/20	200	199,818
3.80%, 05/15/24	475	472,274
4.13%, 03/15/23 (Call 02/15/23)	1,325	1,351,328
4.50%, 05/15/21	1,225	1,255,943
4.80%, 03/01/35	325	276,796
6.75%, 12/15/39	475	478,933

		6,659,449

Oil & Gas — 9.9%
Diamond Offshore Drilling Inc.
3.45%, 11/01/23 (Call 08/01/23)	492	401,777
4.88%, 11/01/43 (Call 05/01/43)	990	492,020
5.70%, 10/15/39	650	345,924
Energen Corp., 4.63%, 09/01/21 (Call 06/01/21)	541	549,499
Global Marine Inc., 7.00%, 06/01/28	390	335,825
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	680	684,454
4.20%, 12/01/22 (Call 09/01/22)(a)	1,025	1,046,351
5.63%, 12/01/42 (Call 06/01/42)	475	405,313
7.05%, 05/01/29	375	401,002
Nabors Industries Inc.
4.63%, 09/15/21	805	746,629
5.10%, 09/15/23 (Call 06/15/23)	500	382,080
5.50%, 01/15/23 (Call 11/15/22)	850	715,292
Noble Holding International Ltd.
5.25%, 03/15/42	650	244,283
6.05%, 03/01/41	600	231,402
6.20%, 08/01/40	450	171,437
7.95%, 04/01/25 (Call 01/01/25)(a)	605	343,077
8.95%, 04/01/45 (Call 10/01/44)(a)	525	232,092
Pride International LLC, 7.88%, 08/15/40	400	203,728
Rowan Companies Inc.
4.75%, 01/15/24 (Call 10/15/23)	400	238,220
4.88%, 06/01/22 (Call 03/01/22)(a)	850	569,500
5.40%, 12/01/42 (Call 06/01/42)	545	219,984
5.85%, 01/15/44 (Call 07/15/43)(a)	526	227,195
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)	275	266,750
6.20%, 01/23/25 (Call 10/23/24)	1,370	1,198,969
Suncor Energy Ventures Corp., 4.50%, 04/01/22 (Call 01/01/22)(b)	225	232,850
Transocean Inc.
5.80%, 10/15/22 (Call 07/15/22)(a)	315	301,625
6.80%, 03/15/38(a)	1,345	827,283
7.50%, 04/15/31	775	519,010
8.38%, 12/15/21	350	355,316
9.35%, 12/15/41(a)	425	296,608
Valaris PLC
4.50%, 10/01/24 (Call 07/01/24)(a)	400	216,396
5.20%, 03/15/25 (Call 12/15/24)(a)	450	235,067

48	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
5.75%, 10/01/44 (Call 04/01/44)(a)	$1,350	$545,805

		14,182,763

Oil & Gas Services — 1.0%
Oceaneering International Inc., 4.65%, 11/15/24 (Call 09/30/24)	725	676,425
SESI LLC, 7.13%, 12/15/21 (Call 12/15/19)	1,065	807,877

		1,484,302

Packaging & Containers — 1.5%
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26	535	643,514
Pactiv LLC
7.95%, 12/15/25(a)	435	472,514
8.38%, 04/15/27(a)	310	337,869
Sealed Air Corp., 6.88%, 07/15/33(a)(b)	600	701,664

		2,155,561

Pharmaceuticals — 0.5%
Owens & Minor Inc.
3.88%, 09/15/21(a)	375	354,919
4.38%, 12/15/24 (Call 09/15/24)	400	311,836

		666,755

Pipelines — 8.8%
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	750	694,155
4.13%, 12/01/27 (Call 09/01/27)	525	484,076
4.15%, 07/01/23 (Call 04/01/23)	650	653,243
4.35%, 10/15/24 (Call 07/15/24)	400	401,084
4.88%, 02/01/21 (Call 11/01/20)	900	914,634
5.60%, 10/15/44 (Call 04/15/44)	400	335,112
5.85%, 11/15/43 (Call 05/15/43)	525	452,959
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	775	785,331
4.75%, 09/30/21 (Call 06/30/21)(b)	530	542,185
4.95%, 04/01/22 (Call 01/01/22)	475	490,461
5.35%, 03/15/20(a)(b)	250	252,293
5.60%, 04/01/44 (Call 10/01/43)	495	466,622
6.45%, 11/03/36(a)(b)	280	287,773
6.75%, 09/15/37(a)(b)	805	838,198
8.13%, 08/16/30	415	513,206
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)(a)	1,125	1,016,415
4.40%, 04/01/24 (Call 01/01/24)	750	702,615
4.85%, 07/15/26 (Call 04/15/26)	675	617,618
5.05%, 04/01/45 (Call 10/01/44)	675	513,148
5.45%, 06/01/47 (Call 12/01/46)	625	478,125
5.60%, 04/01/44 (Call 10/01/43)(a)	450	342,500
IFM U.S. Colonial Pipeline 2 LLC, 6.45%, 05/01/21 (Call 02/01/21)(b)	300	313,968
NuStar Logistics LP
4.75%, 02/01/22 (Call 11/01/21)	317	322,839
4.80%, 09/01/20	250	252,423

		12,670,983

Real Estate Investment Trusts — 2.8%
CBL & Associates LP
4.60%, 10/15/24 (Call 07/15/24)	350	221,932
5.25%, 12/01/23 (Call 09/01/23)	635	444,373
5.95%, 12/15/26 (Call 09/15/26)(a)	845	566,226
Mack-Cali Realty LP
3.15%, 05/15/23 (Call 02/15/23)	275	264,377
4.50%, 04/18/22 (Call 01/18/22)	250	251,702

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Senior Housing Properties Trust
4.75%, 05/01/24 (Call 11/01/23)(a)	$405	$419,515
4.75%, 02/15/28 (Call 08/15/27)(a)	755	772,418
Washington Prime Group LP, 6.45%, 08/15/24 (Call 06/15/24)(a)	1,075	1,031,935

		3,972,478

Retail — 5.3%
Bed Bath & Beyond Inc.
3.75%, 08/01/24 (Call 05/01/24)(a)	400	395,844
4.92%, 08/01/34 (Call 02/01/34)	425	323,451
5.17%, 08/01/44 (Call 02/01/44)	1,180	854,981
Brinker International Inc.
3.88%, 05/15/23	443	443,168
5.00%, 10/01/24 (Call 07/01/24)(a)(b)	480	509,832
Gap Inc. (The), 5.95%, 04/12/21 (Call 01/12/21)	1,625	1,691,446
JC Penney Corp. Inc.
6.38%, 10/15/36(a)	250	85,170
7.40%, 04/01/37(a)	210	73,485
7.63%, 03/01/97	250	71,980
L Brands Inc.
6.95%, 03/01/33	475	380,152
7.60%, 07/15/37	450	379,512
Rite Aid Corp., 7.70%, 02/15/27	400	265,364
Yum! Brands Inc.
3.75%, 11/01/21 (Call 08/01/21)	375	383,269
3.88%, 11/01/20 (Call 08/01/20)	376	379,790
3.88%, 11/01/23 (Call 08/01/23)	450	465,858
5.35%, 11/01/43 (Call 05/01/43)	395	386,950
6.88%, 11/15/37(a)	425	486,094

		7,576,346

Software — 0.5%
CDK Global Inc., 5.00%, 10/15/24 (Call 07/15/24)	630	680,784

Telecommunications — 14.3%
CenturyLink Inc.
Series G, 6.88%, 01/15/28(a)	225	239,396
Series P, 7.60%, 09/15/39	225	228,832
Series S, 6.45%, 06/15/21	650	684,184
Series T, 5.80%, 03/15/22	700	739,382
Series U, 7.65%, 03/15/42	245	248,734
Embarq Corp., 8.00%, 06/01/36	920	910,450
Frontier Communications Corp., 9.00%, 08/15/31(a)	1,250	557,675
Frontier Florida LLC, Series E, 6.86%, 02/01/28	450	416,093
Frontier North Inc., Series G, 6.73%, 02/15/28(a)	250	231,695
Nokia of America Corp., 6.45%, 03/15/29(a)	300	312,204
Nokia OYJ, 6.63%, 05/15/39	710	812,396
Qwest Corp.
6.75%, 12/01/21	400	431,144
6.88%, 09/15/33 (Call 09/15/20)	425	427,435
7.13%, 11/15/43 (Call 11/15/19)(a)	125	127,501
7.25%, 09/15/25	125	141,994
Sprint Capital Corp.
6.88%, 11/15/28	1,975	2,150,735
8.75%, 03/15/32	1,600	1,953,120
Sprint Communications Inc., 9.25%, 04/15/22	175	201,903
Telecom Italia Capital SA
6.00%, 09/30/34	938	1,005,667
6.38%, 11/15/33	925	1,019,165
7.20%, 07/18/36	887	1,038,766
7.72%, 06/04/38(a)	990	1,210,047

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) October 31, 2019	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Telecommunications (continued)
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	$1,355	$1,405,433
U.S. Cellular Corp., 6.70%, 12/15/33(a)	750	812,970
Vodafone Group PLC, 7.00%, 04/04/79 (Call 01/04/29)(a)(d)	2,800	3,236,352

		20,543,273

Toys, Games & Hobbies — 1.0%
Mattel Inc.
2.35%, 08/15/21 (Call 12/20/19)(a)	537	527,581
3.15%, 03/15/23 (Call 12/15/22)(a)	300	286,344
5.45%, 11/01/41 (Call 05/01/41)(a)	405	323,838
6.20%, 10/01/40	325	274,183

		1,411,946

Transportation — 0.3%
XPO CNW Inc., 6.70%, 05/01/34	450	450,437

Total Corporate Bonds & Notes — 97.9% (Cost: $140,808,028)		140,450,761

Short-Term Investments

Money Market Funds — 16.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(e)(f)(g)	21,399	21,409,740
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(e)(f)	1,554	1,554,000

		22,963,740

Total Short-Term Investments — 16.0% (Cost: $22,959,934)		22,963,740

Total Investments in Securities — 113.9% (Cost: $163,767,962)		163,414,501

Other Assets, Less Liabilities — (13.9)%		(19,889,646)

Net Assets — 100.0%		$143,524,855

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Perpetual security with no stated maturity date.
(d)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	9,771	11,628	21,399	$21,409,740	$94,352	(b)	$(309)	$2,651
BlackRock Cash Funds: Treasury, SL Agency Shares	663	891	1,554	1,554,000	23,649		—	—

				$22,963,740	$118,001		$(309)	$2,651

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

50	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Fallen Angels USD Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$140,450,761	$—	$140,450,761
Money Market Funds	22,963,740	—	—	22,963,740

	$22,963,740	$140,450,761	$—	$163,414,501

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments October 31, 2019	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.2%
Lamar Media Corp., 5.75%, 02/01/26 (Call 02/01/21)	$10	$10,573
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27 (Call 08/15/22)(a)	35	36,637

		47,210

Aerospace & Defense — 3.2%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)(b)	25	26,812
5.87%, 02/23/22	100	106,660
BBA U.S. Holdings Inc., 4.00%, 03/01/28 (Call 03/01/23)(a)	20	19,850
Bombardier Inc.
6.00%, 10/15/22 (Call 04/15/20)(a)	25	24,367
6.13%, 01/15/23(a)	50	48,864
7.50%, 12/01/24 (Call 12/01/20)(a)	50	48,406
7.50%, 03/15/25 (Call 03/15/20)(a)	50	47,851
7.88%, 04/15/27 (Call 04/15/22)(a)	50	47,219
8.75%, 12/01/21(a)	25	26,515
TransDigm Inc.
5.50%, 11/15/27 (Call 11/15/22)(a)	50	49,834
6.25%, 03/15/26 (Call 03/15/22)(a)	125	133,828
6.38%, 06/15/26 (Call 06/15/21)	25	26,063
6.50%, 07/15/24 (Call 07/15/20)	25	25,772
6.50%, 05/15/25 (Call 05/15/20)	50	51,797
7.50%, 03/15/27 (Call 03/15/22)	25	26,907
Triumph Group Inc.
6.25%, 09/15/24 (Call 09/15/20)(a)	25	26,256
7.75%, 08/15/25 (Call 08/15/20)(b)	10	10,016

		747,017

Agriculture — 0.1%
Vector Group Ltd., 6.13%, 02/01/25 (Call 02/01/20)(a)	15	14,402

Airlines — 0.4%
Air Canada, 7.75%, 04/15/21(a)	25	26,814
American Airlines Group Inc., 5.00%, 06/01/22(a)	35	36,537
United Airlines Holdings Inc., 4.25%, 10/01/22	25	25,796

		89,147

Apparel — 0.3%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)	25	26,250
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	45	47,601

		73,851

Auto Manufacturers — 0.8%
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)(a)	25	25,591
5.00%, 10/01/24 (Call 10/01/20)(a)	50	51,222
5.88%, 06/01/29 (Call 06/01/24)(a)	15	16,158
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(a)	50	50,906
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(a)(b)	45	42,458

		186,335

Auto Parts & Equipment — 1.3%
Adient U.S. LLC, 7.00%, 05/15/26 (Call 05/15/22)(a)	25	26,254
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (Call 04/01/20)	25	24,156
6.50%, 04/01/27 (Call 04/01/22)(b)	25	23,719
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/20)(a)	25	25,808
Dana Inc., 5.50%, 12/15/24 (Call 12/15/19)	25	25,726

Security	Par (000)	Value

Auto Parts & Equipment (continued)
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(b)	$10	$10,058
5.00%, 05/31/26 (Call 05/31/21)	50	51,750
5.13%, 11/15/23 (Call 11/15/19)(b)	30	30,409
Panther BF Aggregator 2 LP/Panther Finance Co. Inc.
6.25%, 05/15/26 (Call 05/15/22)(a)	30	31,822
8.50%, 05/15/27 (Call 05/15/22)(a)	55	55,412

		305,114

Banks — 1.2%
CIT Group Inc.
4.75%, 02/16/24 (Call 11/16/23)	25	26,702
5.00%, 08/15/22	25	26,599
5.00%, 08/01/23	25	26,967
5.25%, 03/07/25 (Call 12/07/24)	25	27,513
6.13%, 03/09/28	15	17,700
Fifth Third Bancorp., 5.10%, (Call 06/30/23)(c)(d)	25	25,386
Freedom Mortgage Corp.
8.13%, 11/15/24 (Call 11/15/20)(a)	10	9,415
8.25%, 04/15/25 (Call 04/15/21)(a)	15	14,137
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)	100	104,320

		278,739

Building Materials — 0.7%
Builders FirstSource Inc., 6.75%, 06/01/27 (Call 06/01/22)(a)	25	27,191
Standard Industries Inc./NJ
4.75%, 01/15/28 (Call 01/15/23)(a)	50	51,835
5.00%, 02/15/27 (Call 02/15/22)(a)	25	26,161
5.38%, 11/15/24 (Call 11/15/19)(a)	50	51,440

		156,627

Chemicals — 1.7%
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)	40	41,900
Blue Cube Spinco LLC, 9.75%, 10/15/23 (Call 10/15/20)	20	21,863
CF Industries Inc., 3.45%, 06/01/23	35	35,726
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)(b)	25	22,159
6.63%, 05/15/23 (Call 05/15/20)	41	40,808
7.00%, 05/15/25 (Call 05/15/20)	10	9,617
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)(a)	45	45,818
5.00%, 05/01/25 (Call 01/31/25)(a)	25	25,256
5.25%, 06/01/27 (Call 03/03/27)(a)	25	25,777
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)(b)	10	9,867
5.13%, 09/15/27 (Call 03/15/22)	25	25,812
5.63%, 08/01/29 (Call 08/01/24)	25	26,109
Tronox Finance PLC, 5.75%, 10/01/25 (Call 10/01/20)(a)	25	23,490
Tronox Inc., 6.50%, 04/15/26 (Call 04/15/21)(a)(b)	15	14,483
WR Grace & Co.-Conn, 5.13%, 10/01/21(a)	25	25,944

		394,629

Commercial Services — 4.0%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 5.75%, 07/15/27 (Call 06/15/22)(a)	25	25,668
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(a)	55	57,317
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/20)(a)	25	24,803
6.25%, 10/15/22 (Call 10/15/20)	25	25,226
7.13%, 08/01/26 (Call 08/01/22)(a)	15	15,468
7.63%, 06/01/22 (Call 06/01/20)(a)	15	15,609
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 06/01/20)(a)	60	55,805

52	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Nielsen Co Luxembourg SARL/The
5.00%, 02/01/25 (Call 02/01/20)(a)	$25	$24,938
5.50%, 10/01/21 (Call 12/02/19)(a)	25	25,084
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (Call 04/15/20)(a)	35	35,262
Prime Security Services Borrower LLC/Prime Finance Inc.
5.25%, 04/15/24(a)	25	25,581
5.75%, 04/15/26(a)	35	35,864
9.25%, 05/15/23 (Call 05/15/20)(a)	35	36,820
Refinitiv U.S. Holdings Inc.
6.25%, 05/15/26 (Call 11/15/21)(a)	45	48,825
8.25%, 11/15/26 (Call 11/15/21)(a)	70	78,662
Service Corp. International/U.S.
4.63%, 12/15/27 (Call 12/15/22)	25	26,091
5.13%, 06/01/29 (Call 06/01/24)	25	26,781
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(a)	25	25,918
United Rentals North America Inc.
3.88%, 11/15/27 (Call 11/15/22)	5	5,051
4.88%, 01/15/28 (Call 01/15/23)	50	51,625
5.25%, 01/15/30 (Call 01/15/25)	25	26,313
5.50%, 07/15/25 (Call 07/15/20)	50	52,060
5.50%, 05/15/27 (Call 05/15/22)	25	26,406
5.88%, 09/15/26 (Call 09/15/21)	50	53,060
6.50%, 12/15/26 (Call 12/15/21)	50	54,122
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(a)	40	42,694

		921,053

Computers — 1.4%
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(a)	50	46,812
Dell International LLC/EMC Corp.
5.88%, 06/15/21 (Call 06/15/20)(a)	17	17,281
7.13%, 06/15/24 (Call 06/15/20)(a)(b)	25	26,451
EMC Corp., 3.38%, 06/01/23 (Call 03/01/23)	50	50,435
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 02/15/20)(a)	25	19,856
9.25%, 03/01/21 (Call 03/01/20)(a)(b)	10	9,227
NCR Corp.
5.00%, 07/15/22 (Call 07/15/20)	25	25,250
5.75%, 09/01/27 (Call 09/01/22)(a)	25	25,545
5.88%, 12/15/21 (Call 12/15/19)	25	25,100
6.13%, 09/01/29 (Call 09/01/24)(a)	15	15,688
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)	70	71,485

		333,130

Cosmetics & Personal Care — 0.5%
Avon International Capital PLC, 6.50%, 08/15/22 (Call 08/15/20)(a)	10	10,375
Avon Products Inc., 7.00%, 03/15/23	35	36,837
Edgewell Personal Care Co.
4.70%, 05/19/21	25	25,659
4.70%, 05/24/22	15	15,525
First Quality Finance Co. Inc., 5.00%, 07/01/25 (Call 07/01/20)(a)	20	20,704

		109,100

Distribution & Wholesale — 0.2%
Anixter Inc., 5.13%, 10/01/21	25	25,827
Performance Food Group Inc., 5.50%, 10/15/27 (Call 10/15/22)(a)	25	26,505

		52,332

Security	Par (000)	Value

Diversified Financial Services — 4.6%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(d)	$150	$156,930
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.63%, 07/15/26 (Call 07/15/22)(a)	40	42,577
9.75%, 07/15/27 (Call 07/15/22)(a)	20	21,077
Ally Financial Inc.
4.13%, 02/13/22	50	51,727
5.13%, 09/30/24	50	55,038
5.75%, 11/20/25 (Call 10/20/25)	50	55,750
Nationstar Mortgage Holdings Inc.
8.13%, 07/15/23 (Call 07/15/20)(a)(b)	25	26,487
9.13%, 07/15/26 (Call 07/15/21)(a)	25	27,250
Navient Corp.
5.50%, 01/25/23	50	52,063
5.88%, 10/25/24	25	25,757
6.50%, 06/15/22	50	53,735
6.63%, 07/26/21	50	52,916
6.75%, 06/25/25	10	10,572
6.75%, 06/15/26	5	5,225
7.25%, 01/25/22	50	54,235
7.25%, 09/25/23	25	27,375
Quicken Loans Inc.
5.25%, 01/15/28 (Call 01/15/23)(a)	45	46,285
5.75%, 05/01/25 (Call 05/01/20)(a)	40	41,279
Springleaf Finance Corp.
5.63%, 03/15/23	25	26,938
6.13%, 05/15/22	50	53,813
6.13%, 03/15/24 (Call 09/15/23)	50	54,551
6.63%, 01/15/28 (Call 07/15/27)	10	11,075
6.88%, 03/15/25	50	56,687
7.13%, 03/15/26	50	57,030

		1,066,372

Electric — 2.8%
AES Corp./VA
5.13%, 09/01/27 (Call 09/01/22)	25	26,808
6.00%, 05/15/26 (Call 05/15/21)	25	26,758
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)(a)	50	51,871
5.38%, 01/15/23 (Call 10/15/20)	25	25,337
5.50%, 02/01/24 (Call 02/01/20)	25	25,297
5.75%, 01/15/25 (Call 10/15/20)(b)	35	35,963
6.00%, 01/15/22 (Call 11/01/19)(a)	25	25,048
Clearway Energy Operating LLC, 5.75%, 10/15/25 (Call 10/15/21)	25	25,561
NextEra Energy Operating Partners LP
4.25%, 07/15/24 (Call 04/15/24)(a)	25	25,811
4.25%, 09/15/24 (Call 07/15/24)(a)	25	25,708
4.50%, 09/15/27 (Call 06/15/27)(a)	25	25,593
NRG Energy Inc.
5.25%, 06/15/29 (Call 06/15/24)(a)	40	43,125
6.63%, 01/15/27 (Call 07/15/21)	25	27,171
7.25%, 05/15/26 (Call 05/15/21)	50	54,888
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 06/01/20)	15	11,284
6.63%, 01/15/28 (Call 01/15/23)(a)	25	24,070
7.25%, 05/15/27 (Call 05/15/22)(a)	25	24,938
10.50%, 01/15/26 (Call 01/15/22)(a)	10	8,513
Vistra Operations Co. LLC
5.00%, 07/31/27 (Call 07/31/22)(a)	50	51,812
5.50%, 09/01/26 (Call 09/01/21)(a)	50	52,773

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) October 31, 2019	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.63%, 02/15/27 (Call 02/15/22)(a)	$25	$26,569

		644,898

Electrical Components & Equipment — 0.2%
Energizer Holdings Inc. 5.50%, 06/15/25 (Call 06/15/20)(a)	25	25,938
7.75%, 01/15/27 (Call 01/15/22)(a)(b)	25	27,660

		53,598

Electronics — 1.0%
ADT Security Corp. (The) 3.50%, 07/15/22	50	50,210
6.25%, 10/15/21	50	53,500
APX Group Inc. 7.63%, 09/01/23 (Call 09/01/20)(b)	16	14,085
7.88%, 12/01/22 (Call 12/01/19)	25	24,969
Sensata Technologies BV 4.88%, 10/15/23(a)	25	26,407
5.00%, 10/01/25(a)	25	26,942
5.63%, 11/01/24(a)	25	27,406
Sensata Technologies Inc., 4.38%, 02/15/30 (Call 11/15/29)(a)	10	10,097

		233,616

Energy – Alternate Sources — 0.2%
TerraForm Power Operating LLC 4.75%, 01/15/30 (Call 01/15/25)(a)	35	36,181
5.00%, 01/31/28 (Call 07/31/27)(a)	15	15,858

		52,039

Engineering & Construction — 0.4%
AECOM 5.13%, 03/15/27 (Call 12/15/26)	50	52,860
5.88%, 10/15/24 (Call 07/15/24)	20	21,586
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(a)	25	24,281

		98,727

Entertainment — 3.3%
AMC Entertainment Holdings Inc. 5.75%, 06/15/25 (Call 06/15/20)	25	23,779
5.88%, 11/15/26 (Call 11/15/21)(b)	40	36,450
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(a)	50	51,250
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(a)	25	26,759
Churchill Downs Inc. 4.75%, 01/15/28 (Call 01/15/23)(a)	25	25,844
5.50%, 04/01/27 (Call 04/01/22)(a)	25	26,531
Cinemark USA Inc., 4.88%, 06/01/23 (Call 06/01/20)	15	15,225
Eldorado Resorts Inc., 6.00%, 09/15/26 (Call 09/15/21)	25	27,429
International Game Technology PLC, 6.25%, 02/15/22 (Call 08/15/21)(a)	200	211,271
Lions Gate Capital Holdings LLC 5.88%, 11/01/24 (Call 11/01/19)(a)	25	23,563
6.38%, 02/01/24 (Call 02/01/21)(a)	15	14,447
Live Nation Entertainment Inc., 4.75%, 10/15/27 (Call 10/15/22)(a)	10	10,426
Scientific Games International Inc. 5.00%, 10/15/25 (Call 10/15/20)(a)	50	51,437
8.25%, 03/15/26 (Call 03/15/22)(a)	50	53,000
10.00%, 12/01/22 (Call 12/01/19)	41	42,230
Six Flags Entertainment Corp. 4.88%, 07/31/24 (Call 07/31/20)(a)	50	51,625
5.50%, 04/15/27 (Call 04/15/22)(a)	25	26,188

Security	Par (000)	Value

Entertainment (continued)
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)	$50	$53,890

		771,344

Environmental Control — 0.4%
Covanta Holding Corp. 5.88%, 03/01/24 (Call 03/01/20)	15	15,450
6.00%, 01/01/27 (Call 01/01/22)	25	26,281
GFL Environmental Inc. 7.00%, 06/01/26 (Call 06/01/21)(a)	25	26,612
8.50%, 05/01/27 (Call 05/01/22)(a)	25	27,438

		95,781

Food — 2.9%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
5.75%, 03/15/25 (Call 09/15/20)	50	51,860
5.88%, 02/15/28 (Call 08/15/22)(a)	20	21,413
6.63%, 06/15/24 (Call 06/15/20)	25	26,219
7.50%, 03/15/26 (Call 03/15/22)(a)	35	39,068
B&G Foods Inc. 5.25%, 04/01/25 (Call 04/01/20)	25	25,485
5.25%, 09/15/27 (Call 03/01/22)(b)	40	39,900
JBS USA LUX SA/JBS USA Finance Inc. 5.75%, 06/15/25 (Call 06/15/20)(a)	50	51,937
6.75%, 02/15/28 (Call 02/15/23)(a)	75	82,829
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
5.50%, 01/15/30 (Call 01/15/25)(a)	50	53,723
6.50%, 04/15/29 (Call 04/15/24)(a)	25	27,802
Lamb Weston Holdings Inc. 4.63%, 11/01/24 (Call 11/01/21)(a)	25	26,335
4.88%, 11/01/26 (Call 11/01/21)(a)	25	26,364
Pilgrim’s Pride Corp., 5.88%, 09/30/27 (Call 09/30/22)(a)	25	26,769
Post Holdings Inc. 5.00%, 08/15/26 (Call 08/15/21)(a)	75	78,195
5.50%, 12/15/29 (Call 12/15/24)(a)	25	26,386
5.63%, 01/15/28 (Call 12/01/22)(a)	25	26,694
5.75%, 03/01/27 (Call 03/01/22)(a)	50	53,231

		684,210

Food Service — 0.4%
Aramark Services Inc. 5.00%, 04/01/25 (Call 04/01/20)(a)	50	52,062
5.00%, 02/01/28 (Call 02/01/23)(a)	50	52,250

		104,312

Hand & Machine Tools — 0.2%
Colfax Corp. 6.00%, 02/15/24 (Call 02/15/21)(a)	30	31,917
6.38%, 02/15/26 (Call 02/15/22)(a)	10	10,825

		42,742

Health Care – Products — 1.0%
Avantor Inc. 6.00%, 10/01/24 (Call 10/01/20)(a)	75	80,166
9.00%, 10/01/25 (Call 10/01/20)(a)	50	55,920
Hologic Inc., 4.38%, 10/15/25 (Call 10/15/20)(a)	25	25,645
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/02/19)(a)	45	43,481
Teleflex Inc., 4.63%, 11/15/27 (Call 11/15/22)	25	26,278

		231,490

54	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care – Services — 7.6%
Centene Corp.
4.75%, 05/15/22 (Call 05/15/20)	$50	$51,164
4.75%, 01/15/25 (Call 01/15/20)	50	51,734
5.38%, 06/01/26 (Call 06/01/21)(a)	50	52,853
6.13%, 02/15/24 (Call 02/15/20)	30	31,247
Charles River Laboratories International Inc., 4.25%, 05/01/28 (Call 05/01/23)(a)	10	10,188
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 02/01/20)	30	29,925
6.25%, 03/31/23 (Call 03/31/20)	100	97,589
6.88%, 02/01/22 (Call 02/01/20)(b)	40	30,579
8.00%, 03/15/26 (Call 03/15/22)(a)	75	73,219
8.13%, 06/30/24 (Call 06/30/21)(a)	50	38,245
8.63%, 01/15/24 (Call 01/15/21)(a)	50	50,958
9.88%, 06/30/23 (Call 06/30/20)(a)(e)	40	33,390
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)(b)	50	50,635
5.13%, 07/15/24 (Call 07/15/20)	50	51,113
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)	25	25,551
4.75%, 02/01/30 (Call 02/01/25)	20	20,577
5.75%, 11/01/24 (Call 11/01/19)	23	23,287
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(a)	20	11,500
HCA Healthcare Inc., 6.25%, 02/15/21	25	26,251
HCA Inc.
5.38%, 02/01/25	65	71,419
5.38%, 09/01/26 (Call 03/01/26)	50	54,625
5.63%, 09/01/28 (Call 03/01/28)(b)	50	56,187
5.88%, 05/01/23	25	27,498
5.88%, 02/15/26 (Call 08/15/25)	50	56,201
5.88%, 02/01/29 (Call 08/01/28)(b)	30	33,975
7.50%, 02/15/22	50	55,401
MEDNAX Inc.
5.25%, 12/01/23 (Call 12/01/19)(a)	25	25,373
6.25%, 01/15/27 (Call 01/15/22)(a)	20	19,800
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)	25	26,484
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(a)	50	54,746
Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 07/15/20)	60	61,791
4.63%, 09/01/24 (Call 09/01/21)(a)	25	25,739
4.88%, 01/01/26 (Call 03/01/22)(a)	75	77,625
5.13%, 05/01/25 (Call 05/01/20)	50	51,187
5.13%, 11/01/27 (Call 11/01/22)(a)	45	46,916
6.25%, 02/01/27 (Call 02/01/22)(a)	70	74,004
6.75%, 06/15/23	50	52,994
8.13%, 04/01/22	65	70,297
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)	25	26,195
5.38%, 08/15/26 (Call 08/15/21)(a)	40	42,680

		1,771,142

Holding Companies – Diversified — 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24 (Call 06/15/24)(a)	25	25,330
6.25%, 02/01/22 (Call 02/01/20)	25	25,628
6.25%, 05/15/26 (Call 05/15/22)	40	42,429
6.38%, 12/15/25 (Call 12/15/20)	25	26,340
6.75%, 02/01/24 (Call 02/01/20)	25	26,045

		145,772

Security	Par (000)	Value

Home Builders — 1.9%
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp., 6.25%, 09/15/27 (Call 09/15/22)(a)	$15	$15,309
K Hovnanian Enterprises Inc., 10.00%, 07/15/22 (Call 07/15/20)(a)	25	21,521
KB Home, 7.00%, 12/15/21 (Call 09/15/21)	25	26,963
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)	20	20,550
4.50%, 04/30/24 (Call 01/30/24)	25	26,476
4.75%, 05/30/25 (Call 02/28/25)	25	26,861
4.75%, 11/29/27 (Call 05/29/27)	25	27,027
4.88%, 12/15/23 (Call 09/15/23)	35	37,462
5.88%, 11/15/24 (Call 05/15/24)	10	11,175
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	25	28,152
PulteGroup Inc.
5.00%, 01/15/27 (Call 10/15/26)	25	27,319
5.50%, 03/01/26 (Call 12/01/25)	20	22,416
Taylor Morrison Communities Inc., 5.88%, 06/15/27 (Call 03/15/27)(a)	25	27,937
Toll Brothers Finance Corp.
4.35%, 02/15/28 (Call 11/15/27)	25	25,992
4.38%, 04/15/23 (Call 01/15/23)	25	26,229
4.88%, 03/15/27 (Call 12/15/26)	25	27,189
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	15	16,163
William Lyon Homes Inc., 5.88%, 01/31/25 (Call 01/31/20)	25	25,503

		440,244

Home Furnishings — 0.1%
Tempur Sealy International Inc., 5.50%, 06/15/26 (Call 06/15/21)	25	26,113

Household Products & Wares — 0.1%
Spectrum Brands Inc., 5.75%, 07/15/25 (Call 07/15/20)	20	20,883

Insurance — 0.5%
Acrisure LLC/Acrisure Finance Inc.
7.00%, 11/15/25 (Call 11/15/20)(a)	15	13,755
8.13%, 02/15/24 (Call 02/15/21)(a)	35	37,133
10.13%, 08/01/26 (Call 08/01/22)(a)	25	25,875
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(a)	45	46,445

		123,208

Internet — 2.8%
Netflix Inc.
4.38%, 11/15/26(b)	40	40,743
4.88%, 04/15/28	50	51,664
4.88%, 06/15/30 (Call 03/15/30)(a)	15	15,175
5.38%, 11/15/29(a)	10	10,539
5.50%, 02/15/22	35	37,099
5.75%, 03/01/24	25	27,535
5.88%, 02/15/25	25	27,582
5.88%, 11/15/28	50	55,006
6.38%, 05/15/29(a)	25	28,050
Symantec Corp., 5.00%, 04/15/25 (Call 04/15/20)(a)	50	51,135
Uber Technologies Inc.
7.50%, 09/15/27 (Call 09/15/22)(a)	45	44,550
8.00%, 11/01/26 (Call 11/01/21)(a)	50	50,125
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/20)	15	15,271
4.75%, 07/15/27 (Call 07/15/22)	25	26,438
5.25%, 04/01/25 (Call 01/01/25)	25	27,433
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)(a)	50	50,912

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) October 31, 2019	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
6.00%, 04/01/23 (Call 04/01/20)	$30	$30,855
6.38%, 05/15/25 (Call 05/15/20)	50	51,386

		641,498

Iron & Steel — 0.9%
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	25	25,712
7.88%, 08/15/23 (Call 05/15/23)	10	10,916
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (Call 01/15/21)(a)	25	25,806
5.75%, 03/01/25 (Call 03/01/20)(b)	37	36,646
Steel Dynamics Inc.
5.00%, 12/15/26 (Call 12/15/21)	25	26,630
5.50%, 10/01/24 (Call 10/01/20)	30	30,890
U.S. Steel Corp.
6.25%, 03/15/26 (Call 03/15/21)	25	21,010
6.88%, 08/15/25 (Call 08/15/20)(b)	25	22,594

		200,204

Leisure Time — 0.4%
Sabre GLBL Inc., 5.25%, 11/15/23 (Call 11/15/19)(a)	25	25,625
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 09/15/22)(a)	25	26,569
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)	35	36,465

		88,659

Lodging — 3.0%
Boyd Gaming Corp.
6.00%, 08/15/26 (Call 08/15/21)	20	21,238
6.38%, 04/01/26 (Call 04/01/21)	25	26,592
6.88%, 05/15/23 (Call 05/15/20)	25	25,906
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/20)(a)	15	15,522
10.75%, 09/01/24 (Call 01/10/20)(a)	25	25,898
Hilton Domestic Operating Co. Inc.
4.88%, 01/15/30 (Call 01/15/25)(a)	20	21,223
5.13%, 05/01/26 (Call 05/01/21)	75	78,908
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)	50	51,497
4.88%, 04/01/27 (Call 04/01/22)	25	26,437
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21 (Call 11/15/19)(a)	40	40,909
Marriott Ownership Resorts Inc./ILG LLC, 6.50%, 09/15/26 (Call 09/15/21)	4	4,315
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	25	26,243
5.50%, 04/15/27 (Call 01/15/27)	25	27,505
5.75%, 06/15/25 (Call 03/15/25)	25	27,750
6.63%, 12/15/21	100	108,500
Wyndham Destinations Inc.
3.90%, 03/01/23 (Call 12/01/22)	12	12,133
4.25%, 03/01/22 (Call 12/01/21)	25	25,563
5.75%, 04/01/27 (Call 01/01/27)	25	27,378
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(a)	25	25,891
5.25%, 05/15/27 (Call 02/15/27)(a)	25	26,075
5.50%, 03/01/25 (Call 12/01/24)(a)	60	63,692

		709,175

Machinery — 0.1%
Vertiv Group Corp., 9.25%, 10/15/24 (Call 10/15/20)(a)	25	23,562

Media — 14.1%
Altice Financing SA, 6.63%, 02/15/23 (Call 02/15/20)(a)	200	205,440

Security	Par (000)	Value

Media (continued)
Altice Luxembourg SA, 7.63%, 02/15/25 (Call 02/15/20)(a)	$200	$206,500
AMC Networks Inc.
4.75%, 08/01/25 (Call 08/01/21)	25	25,250
5.00%, 04/01/24 (Call 04/01/20)	25	25,422
Cablevision Systems Corp., 5.88%, 09/15/22(b)	80	86,273
CCO Holdings LLC/CCO Holdings Capital Corp.
4.75%, 03/01/30 (Call 09/01/24)(a)	5	5,094
5.00%, 02/01/28 (Call 08/01/22)(a)(b)	75	78,433
5.13%, 05/01/23 (Call 05/01/20)(a)	50	51,181
5.13%, 05/01/27 (Call 05/01/22)(a)	100	105,375
5.25%, 09/30/22 (Call 09/30/20)	25	25,313
5.38%, 06/01/29 (Call 06/01/24)(a)	50	53,312
5.50%, 05/01/26 (Call 05/01/21)(a)	50	52,750
5.75%, 02/15/26 (Call 02/15/21)(a)	100	105,765
5.88%, 04/01/24 (Call 04/01/20)(a)	25	26,063
Clear Channel Worldwide Holdings Inc.
5.13%, 08/15/27 (Call 08/15/22)(a)	75	78,163
9.25%, 02/15/24 (Call 02/15/21)(a)(b)	25	27,494
CSC Holdings LLC
5.25%, 06/01/24	50	53,934
5.75%, 01/15/30 (Call 01/15/25)(a)	100	105,128
6.75%, 11/15/21	25	26,938
10.88%, 10/15/25 (Call 10/15/20)(a)	200	225,692
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 08/15/22)(a)	100	104,500
6.63%, 08/15/27 (Call 08/15/22)(a)	60	61,875
DISH DBS Corp.
5.00%, 03/15/23	50	50,094
5.88%, 07/15/22	75	78,389
5.88%, 11/15/24	70	70,067
6.75%, 06/01/21	50	52,562
7.75%, 07/01/26(b)	50	50,568
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/20)(a)(b)	35	36,265
5.88%, 07/15/26 (Call 07/15/21)(a)	25	26,282
7.00%, 05/15/27 (Call 05/15/22)(a)(b)	25	27,313
iHeartCommunications Inc.
5.25%, 08/15/27 (Call 08/15/22)(a)	25	25,808
6.38%, 05/01/26 (Call 05/01/22)	25	26,855
8.38%, 05/01/27 (Call 05/01/22)	50	53,581
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (Call 10/15/22)(a)	15	15,372
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)	50	51,723
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/20)(a)	25	26,094
5.63%, 07/15/27 (Call 07/15/22)(a)	50	52,860
Quebecor Media Inc., 5.75%, 01/15/23	50	54,086
Sinclair Television Group Inc., 6.13%, 10/01/22 (Call 10/01/20)	20	20,261
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)(a)	35	35,715
4.63%, 07/15/24 (Call 07/15/21)(a)	50	52,327
5.00%, 08/01/27 (Call 08/01/22)(a)	50	52,641
5.38%, 04/15/25 (Call 04/15/20)(a)	50	51,965
5.50%, 07/01/29 (Call 07/01/24)(a)	40	43,313
TEGNA Inc., 5.00%, 09/15/29 (Call 09/15/24)(a)	50	50,698
Univision Communications Inc.
5.13%, 05/15/23 (Call 01/10/20)(a)	50	50,115
5.13%, 02/15/25 (Call 02/15/20)(a)	60	58,639
Viacom Inc., 5.88%, 02/28/57 (Call 02/28/22)(d)	25	26,018

56	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Videotron Ltd.
5.13%, 04/15/27 (Call 04/15/22)(a)(b)	$25	$26,328
5.38%, 06/15/24 (Call 03/15/24)(a)	25	27,156
Virgin Media Secured Finance PLC, 5.50%, 08/15/26 (Call 08/15/21)(a)	200	211,000
Ziggo Bond Co. BV, 6.00%, 01/15/27 (Call 01/15/22)(a)	150	157,181

		3,297,171

Mining — 1.3%
FMG Resources August 2006 Pty Ltd.
4.50%, 09/15/27 (Call 06/15/27)(a)	40	39,575
4.75%, 05/15/22 (Call 02/15/22)(a)	25	25,844
5.13%, 05/15/24 (Call 02/15/24)(a)	25	26,250
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)	25	25,154
3.88%, 03/15/23 (Call 12/15/22)	75	76,271
4.55%, 11/14/24 (Call 08/14/24)	25	25,937
5.25%, 09/01/29 (Call 09/01/24)	40	40,662
Novelis Corp., 5.88%, 09/30/26 (Call 09/30/21)(a)	50	52,630

		312,323

Office & Business Equipment — 0.8%
CDW LLC/CDW Finance Corp.
4.25%, 04/01/28 (Call 10/01/22)	25	25,905
5.00%, 09/01/25 (Call 03/01/20)	25	26,123
5.50%, 12/01/24 (Call 06/01/24)	25	27,825
Pitney Bowes Inc., 5.20%, 04/01/23 (Call 03/01/23)	25	24,672
Xerox Corp.
4.13%, 03/15/23 (Call 02/15/23)	25	25,566
4.50%, 05/15/21	50	51,281

		181,372

Packaging & Containers — 4.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 4.63%, 05/15/23 (Call 05/15/20)(a)	300	306,966
Ball Corp.
4.00%, 11/15/23	35	36,652
4.88%, 03/15/26 (Call 12/15/25)	50	54,312
5.25%, 07/01/25	25	27,812
Berry Global Inc.
4.50%, 02/15/26 (Call 02/15/21)(a)	25	25,078
4.88%, 07/15/26 (Call 07/15/22)(a)	45	47,322
5.63%, 07/15/27 (Call 07/15/22)(a)	25	26,480
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	25	26,172
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	25	26,075
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/21)(b)	25	26,217
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 01/15/20)(a)	10	9,449
7.88%, 07/15/26 (Call 07/15/21)(a)	25	23,635
LABL Escrow Issuer LLC
6.75%, 07/15/26 (Call 07/15/22)(a)	35	36,402
10.50%, 07/15/27 (Call 07/15/22)(a)	10	10,069
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/24 (Call 04/15/20)(a)	50	51,441
7.25%, 04/15/25 (Call 04/15/20)(a)	50	47,812
Owens-Brockway Glass Container Inc., 5.88%, 08/15/23(a)	25	26,406

Security	Par (000)	Value

Packaging & Containers (continued)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
5.13%, 07/15/23 (Call 07/15/20)(a)	$15	$15,389
5.75%, 10/15/20 (Call 12/02/19)	48	48,623
Sealed Air Corp.
5.13%, 12/01/24 (Call 09/01/24)(a)	25	26,898
5.25%, 04/01/23 (Call 01/01/23)(a)	25	26,754
5.50%, 09/15/25 (Call 06/15/25)(a)	25	27,208
Trivium Packaging Finance BV, 5.50%, 08/15/26 (Call 08/15/22)(a)(b)	100	104,750

		1,057,922

Pharmaceuticals — 4.5%
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 01/17/22)(a)(b)	60	67,528
9.25%, 04/01/26 (Call 04/01/22)(a)	40	45,434
Bausch Health Companies Inc.
5.50%, 03/01/23 (Call 03/01/20)(a)	15	15,154
5.50%, 11/01/25 (Call 11/01/20)(a)	65	67,915
5.75%, 08/15/27 (Call 08/15/22)(a)	50	54,391
5.88%, 05/15/23 (Call 05/15/20)(a)	94	95,410
6.13%, 04/15/25 (Call 04/15/20)(a)	100	104,125
6.50%, 03/15/22 (Call 03/15/20)(a)	25	25,688
7.00%, 01/15/28 (Call 01/15/23)(a)(b)	15	16,215
7.25%, 05/30/29 (Call 05/30/24)(a)(b)	25	27,577
9.00%, 12/15/25 (Call 12/15/21)(a)	15	16,878
Elanco Animal Health Inc.
4.27%, 08/28/23 (Call 07/28/23)	50	52,343
4.90%, 08/28/28 (Call 05/28/28)	25	27,171
Mallinckrodt International Finance SA, 4.75%, 04/15/23(b)	10	3,104
Par Pharmaceutical Inc., 7.50%, 04/01/27 (Call 04/01/22)(a)	70	66,738
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	150	142,538
2.80%, 07/21/23	150	129,562
3.15%, 10/01/26	125	94,688

		1,052,459

Real Estate — 0.4%
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(a).	45	46,693
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 04/01/20)	15	15,525
Realogy Group LLC/Realogy Co-Issuer Corp.
5.25%, 12/01/21 (Call 12/01/19)(a)	25	25,142
9.38%, 04/01/27 (Call 04/01/22)(a)(b)	10	9,825

		97,185

Real Estate Investment Trusts — 4.0%
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26 (Call 05/15/22)(a)	45	47,025
CBL & Associates LP, 5.95%, 12/15/26 (Call 09/15/26)	15	10,018
CyrusOne LP/CyrusOne Finance Corp., 5.38%, 03/15/27 (Call 03/15/22)	35	37,359
Equinix Inc.
5.38%, 04/01/23 (Call 04/01/20)	40	40,842
5.38%, 05/15/27 (Call 05/15/22)	50	54,250
5.88%, 01/15/26 (Call 01/15/21)	25	26,584
ESH Hospitality Inc.
4.63%, 10/01/27 (Call 10/01/22)(a)	40	40,218
5.25%, 05/01/25 (Call 05/01/20)(a)	70	72,292
Iron Mountain Inc.
4.88%, 09/15/27 (Call 09/15/22)(a)	50	51,601
4.88%, 09/15/29 (Call 09/15/24)(a)	25	25,541

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) October 31, 2019	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
5.25%, 03/15/28 (Call 12/27/22)(a)	$20	$21,012
5.75%, 08/15/24 (Call 08/15/20)	35	35,350
iStar Inc.
4.75%, 10/01/24 (Call 07/01/24)	15	15,450
5.25%, 09/15/22 (Call 09/15/20)	10	10,239
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 03/15/22 (Call 09/15/21)(a)	25	25,906
5.25%, 10/01/25 (Call 10/01/20)(a)	15	15,289
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)	30	31,925
5.63%, 05/01/24 (Call 02/01/24)	25	27,598
5.75%, 02/01/27 (Call 11/01/26)(a)	35	39,585
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 08/01/29 (Call 08/01/24)	25	25,995
5.00%, 10/15/27 (Call 09/07/22)	75	79,248
5.25%, 08/01/26 (Call 08/01/21)	15	15,781
Ryman Hospitality Properties Inc., 4.75%, 10/15/27 (Call 10/15/22)(a)	5	5,169
SBA Communications Corp.
4.00%, 10/01/22 (Call 10/01/20)	25	25,504
4.88%, 09/01/24 (Call 09/01/20)	25	25,969
Senior Housing Properties Trust, 4.75%, 02/15/28 (Call 08/15/27)	15	15,411
Starwood Property Trust Inc.
3.63%, 02/01/21 (Call 11/01/20)	20	20,138
4.75%, 03/15/25 (Call 09/15/24)	25	25,961
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 7.13%, 12/15/24 (Call 12/15/19)(a)	25	20,813
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/20)(a)	10	9,529
8.25%, 10/15/23 (Call 04/15/20)	15	12,863
Washington Prime Group LP, 6.45%, 08/15/24 (Call 06/15/24)(b)	15	14,400

		924,865

Retail — 3.7%
1011778 BC ULC/New Red Finance Inc.
3.88%, 01/15/28 (Call 09/15/22)(a)	25	25,164
4.25%, 05/15/24 (Call 05/15/20)(a)	75	76,969
5.00%, 10/15/25 (Call 10/15/20)(a)	75	77,437
Beacon Roofing Supply Inc., 4.88%, 11/01/25 (Call 11/01/20)(a)	50	49,312
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/20)(a)	50	51,630
8.75%, 10/01/25 (Call 10/01/20)(a)	25	26,344
JC Penney Corp. Inc.
5.88%, 07/01/23 (Call 07/01/20)(a)	10	8,806
8.63%, 03/15/25 (Call 03/15/21)(a)(b)	10	6,409
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)(a)	25	26,142
5.25%, 06/01/26 (Call 06/01/21)(a)	25	26,434
L Brands Inc.
5.25%, 02/01/28	20	18,644
5.63%, 02/15/22	25	26,400
5.63%, 10/15/23	25	26,523
6.63%, 04/01/21(b)	25	26,333
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, 8.00%, 10/25/24 (Call 12/02/19)(a)	12	3,240
Penske Automotive Group Inc., 5.50%, 05/15/26 (Call 05/15/21)	25	26,241

Security	Par (000)	Value

Retail (continued)
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)(a)	$46	$45,345
7.13%, 03/15/23 (Call 03/15/20)(a)	50	46,250
8.88%, 06/01/25 (Call 06/01/20)(a)	25	23,260
QVC Inc.
4.38%, 03/15/23	25	26,001
4.45%, 02/15/25 (Call 11/15/24)	25	26,217
4.85%, 04/01/24	25	26,614
Rite Aid Corp., 6.13%, 04/01/23 (Call 04/01/20)(a)(b)	50	42,486
Staples Inc.
7.50%, 04/15/26 (Call 04/15/22)(a)	50	52,122
10.75%, 04/15/27 (Call 04/15/22)(a)	45	46,800
Yum! Brands Inc., 4.75%, 01/15/30 (Call 10/15/29)(a)	25	26,183

		863,306

Semiconductors — 0.1%
Qorvo Inc., 5.50%, 07/15/26 (Call 07/15/21)	25	26,718

Software — 1.9%
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)	25	26,263
5.00%, 10/15/24 (Call 07/15/24)	25	27,037
5.88%, 06/15/26 (Call 06/15/21)	25	26,759
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(a)	45	46,044
Dun & Bradstreet Corp./The
6.88%, 08/15/26 (Call 02/15/22)(a)	35	38,292
10.25%, 02/15/27 (Call 02/15/22)(a)	10	10,965
Infor U.S. Inc., 6.50%, 05/15/22 (Call 05/15/20)	25	25,388
MSCI Inc.
5.38%, 05/15/27 (Call 05/15/22)(a)	25	26,825
5.75%, 08/15/25 (Call 08/15/20)(a)	25	26,281
Open Text Corp., 5.88%, 06/01/26 (Call 06/01/21)(a)	25	26,704
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 11/15/19)(a)(b)	50	45,625
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 03/01/20)(a)	25	26,107
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)	75	80,032

		432,322

Telecommunications — 10.7%
Altice France SA/France
5.50%, 01/15/28 (Call 09/15/22)(a)	100	101,685
7.38%, 05/01/26 (Call 05/01/21)(a)	200	214,169
CenturyLink Inc.
Series S, 6.45%, 06/15/21	50	52,625
Series T, 5.80%, 03/15/22	75	79,221
Series W, 6.75%, 12/01/23	25	27,846
Series Y, 7.50%, 04/01/24 (Call 01/01/24)	50	56,750
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 09/15/20)(a)(b)	10	9,018
CommScope Inc.
5.50%, 03/01/24 (Call 03/01/21)(a)	40	40,640
5.50%, 06/15/24 (Call 06/15/20)(a)(b)	25	23,656
6.00%, 03/01/26 (Call 03/01/22)(a)	70	71,861
8.25%, 03/01/27 (Call 03/01/22)(a)(b)	20	18,834
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(a)	15	12,230
6.00%, 06/15/25 (Call 06/15/20)(a)	45	39,924
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(a)	100	103,630
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)	25	11,190
7.13%, 01/15/23	20	9,035

58	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
8.00%, 04/01/27 (Call 04/01/22)(a)	$75	$78,750
8.50%, 04/01/26 (Call 04/01/21)(a)	50	50,188
10.50%, 09/15/22 (Call 06/15/22)	125	59,131
11.00%, 09/15/25 (Call 06/15/25)	50	23,402
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc., 9.88%, 05/01/24 (Call 05/01/21)(a)	40	42,098
Hughes Satellite Systems Corp.
5.25%, 08/01/26	25	26,781
6.63%, 08/01/26	30	32,559
7.63%, 06/15/21	25	26,938
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(a)(b)	55	51,563
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/20)	100	93,442
8.00%, 02/15/24 (Call 02/15/20)(a)	15	15,427
8.50%, 10/15/24 (Call 10/15/20)(a)	70	70,525
9.75%, 07/15/25 (Call 07/15/21)(a)	55	56,994
Intelsat Luxembourg SA, 8.13%, 06/01/23 (Call 01/27/20)(b)	15	12,750
Level 3 Financing Inc.
4.63%, 09/15/27 (Call 09/15/22)(a)	50	50,875
5.38%, 01/15/24 (Call 01/15/20)	50	50,948
Nokia OYJ, 4.38%, 06/12/27	25	25,499
Sprint Communications Inc., 6.00%, 11/15/22	100	105,875
Sprint Corp.
7.13%, 06/15/24	50	54,312
7.25%, 09/15/21	50	53,353
7.63%, 02/15/25 (Call 11/15/24)	50	55,067
7.63%, 03/01/26 (Call 11/01/25)	70	77,533
7.88%, 09/15/23	135	149,080
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	25	25,892
T-Mobile USA Inc.
4.50%, 02/01/26 (Call 02/01/21)	50	51,563
4.75%, 02/01/28 (Call 02/01/23)	50	52,625
5.38%, 04/15/27 (Call 04/15/22)	25	26,915
6.38%, 03/01/25 (Call 09/01/20)	100	103,815
6.50%, 01/15/26 (Call 01/15/21)	50	53,630
ViaSat Inc., 5.63%, 09/15/25 (Call 09/15/20)(a)	25	25,436
West Corp., 8.50%, 10/15/25 (Call 10/15/20)(a)(b)	25	18,925

		2,494,205

Toys, Games & Hobbies — 0.2%
Mattel Inc., 6.75%, 12/31/25 (Call 12/31/20)(a)(b)	45	47,148

Transportation — 0.3%
XPO Logistics Inc.
6.50%, 06/15/22 (Call 06/15/20)(a)	23	23,466
6.75%, 08/15/24 (Call 08/15/21)(a)	40	43,437

		66,903

Security	Par/ Shares (000)	Value

Trucking & Leasing — 0.4%
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/25 (Call 10/01/21)(a)	$25	$25,438
6.75%, 03/15/22 (Call 03/15/20)(a)	65	67,681

		93,119

Total Corporate Bonds & Notes — 98.3% (Cost: $22,512,555)		22,925,293

Preferred Stocks

Internet & Direct Marketing Retail — 0.0%
MYT Holding Co., 10.00%, 06/07/29(a)	3	2,130

Total Preferred Stocks — 0.0% (Cost $2,371)		2,130

Short-Term Investments

Money Market Funds — 8.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.00%(f)(g)(h)	1,551	1,551,765
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.74%(f)(g)	313	313,000

		1,864,765

Total Short-Term Investments — 8.0% (Cost: $1,864,379)		1,864,765

Total Investments in Securities — 106.3% (Cost: $24,379,305)		24,792,188

Other Assets, Less Liabilities — (6.3)%		(1,476,410)

Net Assets — 100.0%		$23,315,778

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Perpetual security with no stated maturity date.
(d)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) October 31, 2019	iShares® iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,430	121	1,551	$1,551,765	$7,302	(b)	$125	$189
BlackRock Cash Funds: Treasury, SL Agency Shares	117	196	313	313,000	4,401		—	—

				$1,864,765	$11,703		$125	$189

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$22,925,293	$—	$22,925,293
Preferred Stocks	2,130	—	—	2,130
Money Market Funds	1,864,765	—	—	1,864,765

	$1,866,895	$22,925,293	$—	$24,792,188

See notes to financial statements.

60	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2019

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares Broad USD High Yield Corporate Bond ETF		iShares Fallen Angels USD Bond ETF	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,178,451,828	$2,534,231,318		$140,450,761	$22,927,423
Affiliated(c)	669,351,670	511,657,693		22,963,740	1,864,765
Cash	109	405,086		—	695
Receivables:
Investments sold	6,188,802	36,260,210		3,370,332	—
Securities lending income — Affiliated	295,941	243,831		17,207	761
Capital shares sold	—	281,330		5,636	—
Dividends	218,858	22,462		2,826	613
Interest	50,441,228	41,768,397		2,164,041	344,924

Total assets	3,904,948,436	3,124,870,327		168,974,543	25,139,181

LIABILITIES
Bank overdraft	—	—		8,942	—
Collateral on securities loaned, at value	516,812,565	496,103,978		21,406,935	1,551,104
Payables:
Investments purchased	37,396,037	32,265,807		4,004,180	262,720
Capital shares redeemed	171,338	1,115,435		—	—
Investment advisory fees	852,077	327,929		29,631	9,579

Total liabilities	555,232,017	529,813,149		25,449,688	1,823,403

NET ASSETS	$3,349,716,419	$2,595,057,178		$143,524,855	$23,315,778

NET ASSETS CONSIST OF:
Paid-in capital	$3,463,793,088	$2,585,985,598		$144,155,336	$22,849,986
Accumulated earnings (loss)	(114,076,669)	9,071,580		(630,481)	465,792

NET ASSETS	$3,349,716,419	$2,595,057,178		$143,524,855	$23,315,778

Shares outstanding	72,500,000	63,900,000	(d)	5,400,000	450,000

Net asset value	$46.20	$40.61	(d)	$26.58	$51.81

Shares authorized	Unlimited	Unlimited		Unlimited	Unlimited

Par value	None	None		None	None

(a) Securities loaned, at value	$494,733,842	$473,763,062		$20,497,137	$1,490,788
(b) Investments, at cost — Unaffiliated	$3,194,406,573	$2,534,495,141		$140,808,028	$22,514,926
(c) Investments, at cost — Affiliated	$669,142,914	$511,604,095		$22,959,934	$1,864,379
(d) Shares outstanding and net asset value per share reflect a six-for-five stock split effective after the close of trading on April 18, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations

Year Ended October 31, 2019

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares Broad USD High Yield Corporate Bond ETF	iShares Fallen Angels USD Bond ETF	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$1,087,611	$227,145	$23,649	$4,401
Interest — Unaffiliated	162,406,171	70,943,559	5,083,693	712,007
Securities lending income — Affiliated — net	3,452,440	1,256,291	94,352	7,302
Other income — Unaffiliated	82,047	54,831	8,425	304

Total investment income	167,028,269	72,481,826	5,210,119	724,014

EXPENSES
Investment advisory fees	8,586,927	2,494,686	217,824	58,399

Total expenses	8,586,927	2,494,686	217,824	58,399
Less:
Investment advisory fees waived	—	(706,834)	—	—

Total expenses after fees waived	8,586,927	1,787,852	217,824	58,399

Net investment income	158,441,342	70,693,974	4,992,295	665,615

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(49,987,462)	(2,536,880)	(531,977)	(28,619)
Investments — Affiliated	(17,361)	(16,388)	(309)	125
In-kind redemptions — Unaffiliated	(24,446,644)	6,651,692	(414,837)	—

Net realized gain (loss)	(74,451,467)	4,098,424	(947,123)	(28,494)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	51,905,513	10,723,136	2,781,397	555,103
Investments — Affiliated	131,114	48,016	2,651	189

Net change in unrealized appreciation (depreciation)	52,036,627	10,771,152	2,784,048	555,292

Net realized and unrealized gain (loss)	(22,414,840)	14,869,576	1,836,925	526,798

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$136,026,502	$85,563,550	$6,829,220	$1,192,413

See notes to financial statements.

62	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares 0-5 Year High Yield Corporate Bond ETF		iShares Broad USD High Yield Corporate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$158,441,342	$179,965,686	$70,693,974	$12,292,256
Net realized gain (loss)	(74,451,467)	(18,679,056)	4,098,424	(207,634)
Net change in unrealized appreciation (depreciation)	52,036,627	(87,900,172)	10,771,152	(10,833,501)

Net increase in net assets resulting from operations	136,026,502	73,386,458	85,563,550	1,251,121

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(158,792,176)	(176,212,556)	(59,942,537)	(11,034,183)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	245,682,165	(373,359,603)	2,313,903,415	215,318,912

NET ASSETS
Total increase (decrease) in net assets	222,916,491	(476,185,701)	2,339,524,428	205,535,850
Beginning of year	3,126,799,928	3,602,985,629	255,532,750	49,996,900

End of year	$3,349,716,419	$3,126,799,928	$2,595,057,178	$255,532,750

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets  (continued)

	iShares Fallen Angels USD Bond ETF		iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,992,295	$3,144,455	$665,615	$585,211
Net realized gain (loss)	(947,123)	(120,420)	(28,494)	31,108
Net change in unrealized appreciation (depreciation)	2,784,048	(3,847,425)	555,292	(505,298)

Net increase (decrease) in net assets resulting from operations	6,829,220	(823,390)	1,192,413	111,021

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,794,309)	(3,132,020)	(633,836)	(583,831)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	74,153,249	56,087,970	12,849,521	—

NET ASSETS
Total increase (decrease) in net assets	76,188,160	52,132,560	13,408,098	(472,810)
Beginning of year	67,336,695	15,204,135	9,907,680	10,380,490

End of year	$143,524,855	$67,336,695	$23,315,778	$9,907,680

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares 0-5 Year High Yield Corporate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15

Net asset value, beginning of year	$46.19	$47.53	$46.92	$46.49	$49.63

Net investment income(a)	2.55	2.56	2.65	2.64	2.49
Net realized and unrealized gain (loss)(b)	0.01	(1.38)	0.58	0.40	(3.37)

Net increase (decrease) from investment operations	2.56	1.18	3.23	3.04	(0.88)

Distributions(c)
From net investment income	(2.55)	(2.52)	(2.62)	(2.61)	(2.26)

Total distributions	(2.55)	(2.52)	(2.62)	(2.61)	(2.26)

Net asset value, end of year	$46.20	$46.19	$47.53	$46.92	$46.49

Total Return
Based on net asset value	5.71%	2.55%	7.06%	6.88%	(1.84)%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.44%	0.50%

Total expenses after fees waived	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	5.54%	5.46%	5.59%	5.80%	5.23%

Supplemental Data
Net assets, end of year (000)	$3,349,716	$3,126,800	$3,602,986	$1,229,318	$864,643

Portfolio turnover rate(d)	31%	35%	35%	31%	25%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Broad USD High Yield Corporate Bond ETF
	Year Ended 10/31/19 (a)	Year Ended 10/31/18 (a)	Period From 10/25/17 (b) to 10/31/17 (a)

Net asset value, beginning of period	$39.80	$41.67	$41.67

Net investment income(c)	2.52	2.39	0.03
Net realized and unrealized gain (loss)(d)	0.74	(2.17)	(0.03)

Net increase from investment operations	3.26	0.22	0.00

Distributions(e)
From net investment income	(2.45)	(2.09)	—

Total distributions	(2.45)	(2.09)	—

Net asset value, end of period	$40.61	$39.80	$41.67

Total Return
Based on net asset value	8.48%	0.55%	0.00	%(f)

Ratios to Average Net Assets
Total expenses	0.22%	0.22%	0.22	%(g)

Total expenses after fees waived	0.16%	0.22%	0.22	%(g)

Net investment income	6.23%	5.89%	3.19	%(g)

Supplemental Data
Net assets, end of period (000)	$2,595,057	$255,533	$49,997

Portfolio turnover rate(h)	19%	15%	0	%(f)

(a)	Per share amounts reflect a six-for-five stock split effective after the close of trading on April 18, 2019.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Fallen Angels USD Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Period From 06/14/16 (a) to 10/31/16

Net asset value, beginning of period	$25.90	$27.64	$26.77	$25.00

Net investment income(b)	1.50	1.50	1.62	0.60
Net realized and unrealized gain (loss)(c)	0.67	(1.49)	0.89	1.69

Net increase from investment operations	2.17	0.01	2.51	2.29

Distributions(d)
From net investment income	(1.49)	(1.42)	(1.56)	(0.52)
From net realized gain	—	(0.33)	(0.08)	—

Total distributions	(1.49)	(1.75)	(1.64)	(0.52)

Net asset value, end of period	$26.58	$25.90	$27.64	$26.77

Total Return
Based on net asset value	8.70%	0.04%	9.72%	9.21	%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.33%	0.35	%(f)

Net investment income	5.73%	5.65%	5.98%	6.02	%(f)

Supplemental Data
Net assets, end of period (000)	$143,525	$67,337	$15,204	$10,708

Portfolio turnover rate(g)	23%	29%	31%	8	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Period From 06/14/16 (a) to 10/31/16

Net asset value, beginning of period	$49.54	$51.90	$51.28	$49.48

Net investment income(b)	2.88	2.93	3.00	1.09
Net realized and unrealized gain (loss)(c)	2.34	(2.37)	0.54	1.64

Net increase from investment operations	5.22	0.56	3.54	2.73

Distributions(d)
From net investment income	(2.95)	(2.92)	(2.92)	(0.93)

Total distributions	(2.95)	(2.92)	(2.92)	(0.93)

Net asset value, end of period	$51.81	$49.54	$51.90	$51.28

Total Return
Based on net asset value	10.88%	1.13%	7.09%	5.52	%(e)

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50%	0.50	%(f)

Net investment income	5.70%	5.80%	5.80%	5.61	%(f)

Supplemental Data
Net assets, end of period (000)	$23,316	$9,908	$10,380	$10,255

Portfolio turnover rate(g)	24%	24%	18%	7	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year High Yield Corporate Bond	Diversified
Broad USD High Yield Corporate Bond	Non-Diversified
Fallen Angels USD Bond(a)	Diversified
iBoxx $ High Yield ex Oil & Gas Corporate Bond(a)	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment- in-kind interest income, if any, are recognized daily on the accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock FundAdvisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

70	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
0-5 Year High Yield Corporate Bond
Barclays Bank PLC	$16,470,834	$16,470,834		$—	$—
Barclays Capital Inc.	60,068,121	60,068,121		—	—
BNP Paribas Prime Brokerage International Ltd.	15,720,520	15,720,520		—	—
BofA Securities, Inc.	38,547,950	38,547,950		—	—
Citadel Clearing LLC	21,839,205	21,839,205		—	—
Citigroup Global Markets Inc.	11,424,353	11,424,353		—	—
Credit Suisse Securities (USA) LLC	20,191,227	20,191,227		—	—
Deutsche Bank Securities Inc.	10,483,157	10,483,157		—	—
Goldman Sachs & Co.	118,555,240	118,555,240		—	—
Jefferies LLC	105,602	105,602		—	—
JPMorgan Securities LLC	80,790,920	80,790,920		—	—
RBC Capital Markets LLC	40,455,531	40,455,531		—	—
Scotia Capital (USA) Inc.	1,362,840	1,362,840		—	—
State Street Bank & Trust Company	3,382,251	3,382,251		—	—
TD Prime Services LLC	2,224,614	2,224,614		—	—
UBS AG	6,104,393	6,104,393		—	—
Wells Fargo Bank, National Association	5,045,625	5,045,625		—	—
Wells Fargo Securities LLC	41,961,459	41,961,459		—	—

	$494,733,842	$494,733,842		$—	$—

Broad USD High Yield Corporate Bond
Barclays Bank PLC	$13,937,755	$13,937,755		$—	$—
Barclays Capital Inc.	28,211,322	28,211,322		—	—
BMO Capital Markets	2,827,761	2,827,761		—	—
BNP Paribas Securities Corp.	908,446	908,446		—	—
BofA Securities, Inc.	23,517,766	23,517,766		—	—
Citadel Clearing LLC	45,564,459	45,564,459		—	—
Citigroup Global Markets Inc.	9,979,500	9,979,500		—	—
Credit Suisse Securities (USA) LLC	10,006,569	10,006,569		—	—
Goldman Sachs & Co.	129,809,153	129,809,153		—	—
Jefferies LLC	359,205	359,205		—	—
JPMorgan Securities LLC	79,750,226	79,750,226		—	—
Morgan Stanley & Co. LLC	15,486,795	15,486,795		—	—
Nomura Securities International Inc.	2,691,235	2,691,235		—	—
RBC Capital Markets LLC	69,846,150	69,846,150		—	—
Scotia Capital (USA) Inc.	367,410	367,410		—	—
State Street Bank & Trust Company	1,878,605	1,878,605		—	—
TD Prime Services LLC	1,016,495	1,016,495		—	—
Wells Fargo Bank, National Association	1,699,618	1,699,618		—	—
Wells Fargo Securities LLC	35,904,592	35,904,592		—	—

	$473,763,062	$473,763,062		$—	$—

Fallen Angels USD Bond
Barclays Bank PLC	$2,862,316	$2,862,316		$—	$—
BMO Capital Markets	99,570	99,570		—	—
BNP Paribas Securities Corp.	394,017	394,017		—	—
Citadel Clearing LLC	337,188	337,188		—	—
Citigroup Global Markets Inc.	1,387,807	1,387,807		—	—
Credit Suisse Securities (USA) LLC	712,749	712,749		—	—
Goldman Sachs & Co.	6,356,397	6,356,397		—	—
Jefferies LLC	227,477	227,477		—	—
JPMorgan Securities LLC	5,286,284	5,286,284		—	—
Morgan Stanley & Co. LLC	1,144,222	1,144,222		—	—
Scotia Capital (USA) Inc.	6,246	6,246		—	—
Wells Fargo Securities LLC	1,682,864	1,682,864		—	—

	$20,497,137	$20,497,137		$—	$—

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
iBoxx $ High Yield ex Oil & Gas Corporate Bond
Barclays Bank PLC	$83,138	$83,138		$—	$—
Barclays Capital Inc.	88,374	88,374		—	—
BMO Capital Markets	18,925	18,925		—	—
Citadel Clearing LLC	480,706	480,706		—	—
Citigroup Global Markets Inc.	88,061	88,061		—	—
Credit Suisse Securities (USA) LLC	100,975	100,975		—	—
JPMorgan Securities LLC	589,132	589,132		—	—
Morgan Stanley & Co. LLC	41,477	41,477		—	—

	$1,490,788	$1,490,788		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
0-5 Year High Yield Corporate Bond	0.30%
Broad USD High Yield Corporate Bond	0.22
Fallen Angels USD Bond	0.25
iBoxx $ High Yield ex Oil & Gas Corporate Bond	0.50

Expense Waivers: For the year ended October 31, 2019, BFA has voluntarily waived its investment advisory fees for the iShares Broad USD High Yield Corporate Bond ETF in the amount of $706,834.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending

72	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2019, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
0-5 Year High Yield Corporate Bond	$927,752
Broad USD High Yield Corporate Bond	365,844
Fallen Angels USD Bond	25,399
iBoxx $ High Yield ex Oil & Gas Corporate Bond	2,014

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2019, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
0-5 Year High Yield Corporate Bond	$5,062,130	$5,882,981	$46,696
Broad USD High Yield Corporate Bond	5,358,746	15,435,981	186,179

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
0-5 Year High Yield Corporate Bond	$855,411,155	$912,476,372
Broad USD High Yield Corporate Bond	273,257,980	211,602,411
Fallen Angels USD Bond	22,536,623	19,744,116
iBoxx $ High Yield ex Oil & Gas Corporate Bond	2,940,168	2,784,586

For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year High Yield Corporate Bond	$1,199,732,545	$978,852,563
Broad USD High Yield Corporate Bond	2,339,774,736	130,954,926
Fallen Angels USD Bond	80,197,660	9,682,574
iBoxx $ High Yield ex Oil & Gas Corporate Bond	12,472,113	—

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to undistributed capital gains and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
0-5 Year High Yield Corporate Bond	$(24,469,502)	$24,469,502
Broad USD High Yield Corporate Bond	6,644,664	(6,644,664)
Fallen Angels USD Bond	(426,338)	426,338
iBoxx $ High Yield ex Oil & Gas Corporate Bond	15,520	(15,520)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18
0-5 Year High Yield Corporate Bond
Ordinary income	$158,792,176	$176,212,556

Broad USD High Yield Corporate Bond
Ordinary income	$59,942,537	$11,034,183

Fallen Angels USD Bond
Ordinary income	$4,794,309	$3,029,354
Long-term capital gains	—	102,666

	$4,794,309	$3,132,020

iBoxx $ High Yield ex Oil & Gas Corporate Bond
Ordinary income	$633,836	$583,831

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
0-5 Year High Yield Corporate Bond	$14,612,254	$(112,894,235)	$(15,794,688)	$(114,076,669)
Broad USD High Yield Corporate Bond	12,001,550	(2,606,493)	(323,477)	9,071,580
Fallen Angels USD Bond	523,773	(713,970)	(440,284)	(630,481)
iBoxx $ High Yield ex Oil & Gas Corporate Bond	80,693	(1,792)	386,891	465,792

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the classification of investments.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
0-5 Year High Yield Corporate Bond	$3,863,598,186	$44,098,541	$(59,893,229)	$(15,794,688)
Broad USD High Yield Corporate Bond	3,046,212,488	46,492,526	(46,816,003)	(323,477)
Fallen Angels USD Bond	163,854,785	3,737,587	(4,177,871)	(440,284)
iBoxx $ High Yield ex Oil & Gas Corporate Bond	24,405,297	542,362	(155,471)	386,891

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

74	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19			Year Ended 10/31/18
iShares ETF	Shares		Amount	Shares	Amount
0-5 Year High Yield Corporate Bond
Shares sold	27,400,000		$1,267,921,934	27,800,000	$1,299,920,902
Shares redeemed	(22,600,000)		(1,022,239,769)	(35,900,000)	(1,673,280,505)

Net increase (decrease)	4,800,000		$245,682,165	(8,100,000)	$(373,359,603)

Broad USD High Yield Corporate Bond
Shares sold	60,780,000	(a)	$2,447,307,537	5,220,000 (a)	$215,318,912
Shares redeemed	(3,300,000	)(a)	(133,404,122)	—	—

Net increase	57,480,000		$2,313,903,415	5,220,000	$215,318,912

Fallen Angels USD Bond
Shares sold	3,200,000		$84,157,628	3,050,000	$82,708,770
Shares redeemed	(400,000)		(10,004,379)	(1,000,000)	(26,620,800)

Net increase	2,800,000		$74,153,249	2,050,000	$56,087,970

iBoxx $ High Yield ex Oil & Gas Corporate Bond
Shares sold	250,000		$12,849,521	50,000	$2,507,410
Shares redeemed	—		—	(50,000)	(2,507,410)

Net increase	250,000		$12,849,521	—	$—

(a)	Share transactions reflect a six-for-five stock split effective after the close of trading on April 18, 2019.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

The Board authorized a six-for-five stock split for the iShares Broad USD High Yield Corporate Bond ETF, effective after the close of trading on April 18, 2019. The impact of the stock split was to increase the number of shares outstanding, while decreasing the NAV per share, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the stock split.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

76	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares 0-5 Year High Yield Corporate Bond ETF,

iShares Broad USD High Yield Corporate Bond ETF, iShares Fallen Angels USD Bond ETF and

iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares 0-5 Year High Yield Corporate Bond ETF, iShares Broad USD High Yield Corporate Bond ETF, iShares Fallen Angels USD Bond ETF and iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	77

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
0-5 Year High Yield Corporate Bond	$104,412,541
Broad USD High Yield Corporate Bond	58,012,670
Fallen Angels USD Bond	3,334,018
iBoxx $ High Yield ex Oil & Gas Corporate Bond	460,872

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
0-5 Year High Yield Corporate Bond	$532,666
Broad USD High Yield Corporate Bond	113,937
Fallen Angels USD Bond	11,666
iBoxx $ High Yield ex Oil & Gas Corporate Bond	4,175

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

78	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares 0-5 Year High Yield Corporate Bond ETF, iShares Broad USD High Yield Corporate Bond ETF, iShares Fallen Angels USD Bond ETF (the “Funds”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Funds, including investment management; fund accounting; administrative and shareholder services; oversight of the Funds’ service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising each Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its respective underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	79

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s estimated profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Funds increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the types of services and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as a publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, both direct and indirect, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and

80	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	81

Board Review and Approval of Investment Advisory Contract  (continued)

revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

82	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
0-5 Year High Yield Corporate Bond(a)	$2.542633	$—	$0.010418	$2.553051	100%	—%	0	%(b)	100%
Broad USD High Yield Corporate Bond(a)	2.433170	—	0.020728	2.453898	99	—	1		100
Fallen Angels USD Bond(a)	1.458944	—	0.035490	1.494434	98	—	2		100
iBoxx $ High Yield ex Oil & Gas Corporate Bond(a) .	2.903498	—	0.041867	2.945365	99	—	1		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year High Yield Corporate Bond ETF

Period Covered: January 01, 2014 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	0.28%
Greater than 0.5% and Less than 1.0%	179	12.38
Greater than 0.0% and Less than 0.5%	1,171	80.98
At NAV	12	0.83
Less than 0.0% and Greater than –0.5%	70	4.84
Less than –0.5% and Greater than –1.0%	9	0.62
Less than –1.0% and Greater than –1.5%	1	0.07
	1,446	100.00%

SUPPLEMENTAL INFORMATION	83

Supplemental Information  (unaudited) (continued)

iShares Broad USD High Yield Corporate Bond ETF

Period Covered: October 26, 2017 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.41%
Greater than 0.5% and Less than 1.0%	141	29.13
Greater than 0.0% and Less than 0.5%	324	66.95
At NAV	2	0.41
Less than 0.0% and Greater than –0.5%	13	2.69
Less than –0.5% and Greater than –1.0%	2	0.41
	484	100.00%

iShares Fallen Angels USD Bond ETF

Period Covered: June 16, 2016 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	10	1.21%
Greater than 1.0% and Less than 1.5%	55	6.64
Greater than 0.5% and Less than 1.0%	308	37.20
Greater than 0.0% and Less than 0.5%	361	43.60
At NAV	9	1.09
Less than 0.0% and Greater than –0.5%	67	8.09
Less than –0.5% and Greater than –1.0%	16	1.93
Less than –1.0% and Greater than –1.5%	1	0.12
Less than –1.5% and Greater than –2.0%	1	0.12
	828	100.00%

iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF

Period Covered: June 16, 2016 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.24%
Greater than 1.0% and Less than 1.5%	3	0.36
Greater than 0.5% and Less than 1.0%	120	14.49
Greater than 0.0% and Less than 0.5%	533	64.37
At NAV	20	2.42
Less than 0.0% and Greater than –0.5%	142	17.15
Less than –0.5% and Greater than –1.0%	7	0.85
Less than –1.5% and Greater than –2.0%	1	0.12
	828	100.00%

84	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	85

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

86	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	87

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

PIK	Payment-in-kind

88	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, ICE Data Indices, LLC, or Markit Indices Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1020-1019

OCTOBER 31, 2019

2019 Annual Report

iShares Trust

•	iShares Edge U.S. Fixed Income Balanced Risk ETF | FIBR | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2019 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 11.51%.

U.S. economic growth declined to an annualized rate of approximately 1.9% in the third quarter of 2019. As measured by the consumer price index, the year-over-year U.S. inflation rate, which has remained subdued throughout the current economic expansion, decreased to 1.8% in October 2019.

The delayed impact of higher interest rates early in the reporting period and the trade dispute between the U.S. and China ultimately weighed on economic growth. Specifically, growth in the U.S. manufacturing and industrial sectors slowed to a standstill, while business spending contracted due to modest earnings growth and trade uncertainty. On the upside, consumer spending remained relatively resilient, which kept the U.S. economy afloat. The lowest unemployment rate in almost 50 years led to rising wages, while increased borrowing also supported consumer spending. Similarly, government spending increased, financed by a large increase in borrowing.

In response to deteriorating economic conditions, the U.S. Federal Reserve Bank (“Fed”) shifted to a more accommodative monetary policy starting in January 2019. After raising short-term interest rates in December 2018, the Fed reversed course and lowered them three times in 2019. The Fed also supported short-term lending markets to alleviate liquidity concerns.

Long-term bond yields declined more than short-term yields, reflecting lower inflation expectations and solid demand for the relative stability of U.S. Treasuries amid economic uncertainty. Consequently, the U.S. Treasury yield curve (a graphical representation of U.S. Treasury yields at different maturities) flattened before briefly inverting in August 2019, as 10-year Treasury yields dipped below one-year Treasury yields. An inverted yield curve has preceded each of the last seven economic recessions, so the yield curve inversion during the reporting period exacerbated investors’ concerns about the potential for an impending recession.

Lower interest rates drove gains in the value of U.S. Treasury securities, which are typically more sensitive to changes in interest rates than other types of bonds with similar maturities. U.S. Treasury securities with longer maturities posted significantly higher returns. Deficit spending led the U.S. government to maintain a high level of Treasury bond issuance, which increased supply, but demand from international investors seeking relatively higher U.S. yields helped support prices. Despite the decline in inflation, U.S. Treasury inflation-protected securities, which have even greater price sensitivity than nominal Treasuries at comparable maturities, also posted a solid return.

Corporate bonds benefited from more accommodative interest rate policies, generally posting strong returns. Declining yields meant that investors in search of income increasingly sought out corporate debt, which typically yields more than government debt. Demand for investment-grade corporate bonds was particularly high, as investors sought substitutes for low-yielding sovereign debt. Narrow spreads (which measure the difference between yields for corporate bonds and lower-risk Treasury bonds) indicated that investors were confident in the financial resilience of U.S. corporations despite a slowing economy. Corporate bond issuance declined sharply early in the reporting period as interest rates rose and investors became concerned about an economic slowdown. However, issuance increased later in the reporting period when interest rates declined and the economy stabilized.

Among securitized bonds, commercial mortgage backed securities (“CMBSs”) posted the strongest performance amid a decline in issuance of new CMBS debt. Bonds backed by individual home mortgages advanced, despite a rise in refinancing due to lower mortgage rates. Other asset-backed bonds, including those backed by auto loans and credit card debt, also gained despite an increase in default rates, as low unemployment supported consumer spending.

MARKET OVERVIEW	3

Fund Summary as of October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF

Investment Objective

The iShares Edge U.S. Fixed Income Balanced Risk ETF (the “Fund”) seeks to track the investment results of an index composed of taxable U.S. dollar-denominated bonds and U.S. Treasury futures, which targets an equal allocation between interest rate and credit spread risk, as represented by the Bloomberg Barclays U.S. Fixed Income Balanced Risk Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	9.82%	3.48%	9.82%	17.38%
Fund Market	9.84	3.52	9.84	17.59
Index	10.07	3.65	10.07	18.26

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/24/15. The first day of secondary market trading was 2/26/15.

Index performance through February 4, 2018 reflects the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Index performance beginning on February 5, 2018 reflects the performance of the Bloomberg Barclays U.S. Fixed Income Balanced Risk Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 6 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$1,037.50	$1.28	$1,000.00	$1,023.90	$1.28	0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 6 for more information.

4	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	iShares® Edge U.S. Fixed Income Balanced Risk ETF

Portfolio Management Commentary

U.S. dollar-denominated bonds advanced significantly for the reporting period. The Index uses a combination of corporate bonds, asset-backed securities, and Treasury futures to target an equal allocation between interest rate and credit spread risk.

Bonds issued by financial companies were the most significant contributors to the Index’s performance. Banks are typically among the largest issuers of corporate debt, in part due to capital requirement regulations. Debt issued by banks advanced, as strong balance sheets gave investors confidence that banks would be relatively resilient in the case of an economic downturn. Issuance of new bonds was relatively low, which helped to reduce yields, as supply was insufficient to meet investor demand for top-rated debt. Improved cash flows at banks helped keep new issuances lower, as banks were less reliant on debt to finance their operations.

Consumer non-cyclical bonds also posted solid returns, particularly those issued by healthcare companies, which benefited from increased revenues from health facilities and from refinancing to reduce debt loads. Communications companies were another source of strength, as cable and satellite companies benefited from strong pricing and lower interest rates, allowing the relatively leveraged companies to refinance their debt at more favorable terms. Consumer cyclical company bonds gained due to strength among automotive companies and retailers amid continued growth in consumer spending.

Mortgage-backed securities (“MBS”) were also meaningful contributors. Falling interest rates bolstered the value of mortgage-backed securities while also increasing prepayment risk (the possibility that homeowners will refinance their mortgages at a lower rate, reducing the yields of MBS). Although refinancing activity increased, the impact was mitigated by the fact that prepayments were mostly confined to recently originated mortgages.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)
Aaa	36.8%
Aa	2.7
A	19.1
Baa	21.8
Ba	11.1
B	6.0
Caa	1.0
Not Rated	1.5

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)
0-1 Year	3.0%
1-5 Years	34.4
5-10 Years	24.7
10-15 Years	2.6
15-20 Years	3.0
More than 20 Years	32.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

FUND SUMMARY	5

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.2%
Interpublic Group of Companies Inc. (The), 3.75%, 10/01/21	$25	$25,711
Omnicom Group Inc./Omnicom Capital Inc., 3.63%, 05/01/22	200	207,204
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27 (Call 08/15/22)(a)(b)	25	26,204

		259,119

Aerospace & Defense — 1.5%
Arconic Inc. 5.13%, 10/01/24 (Call 07/01/24)	100	107,253
5.90%, 02/01/27	100	111,552
BBA U.S. Holdings Inc., 5.38%, 05/01/26 (Call 05/01/21)(a)	25	26,360
Boeing Co. (The) 2.70%, 05/01/22	45	45,724
2.80%, 03/01/23 (Call 02/01/23)	300	306,798
3.10%, 05/01/26 (Call 03/01/26)	280	292,810
Bombardier Inc. 6.13%, 01/15/23(a)	50	48,624
7.88%, 04/15/27 (Call 04/15/22)(a)	75	70,587
8.75%, 12/01/21(a)	50	53,229
L3Harris Technologies Inc., 4.95%, 02/15/21 (Call 11/15/20)(a)	200	205,664
Spirit AeroSystems Inc., 3.95%, 06/15/23 (Call 05/15/23)	55	56,933
TransDigm Inc. 5.50%, 11/15/27 (Call 11/15/22)(a)	100	99,641
6.25%, 03/15/26 (Call 03/15/22)(a)(b)	100	107,122
6.38%, 06/15/26 (Call 06/15/21)	50	52,098
6.50%, 05/15/25 (Call 05/15/20)	150	155,236
7.50%, 03/15/27 (Call 03/15/22)	50	53,755
United Technologies Corp., 3.95%, 08/16/25 (Call 06/16/25)	265	290,244

		2,083,630

Agriculture — 1.0%
Altria Group Inc. 2.85%, 08/09/22	500	507,415
3.80%, 02/14/24 (Call 01/14/24)	105	110,141
Philip Morris International Inc. 2.13%, 05/10/23 (Call 03/10/23)	70	70,021
2.75%, 02/25/26 (Call 11/25/25)	100	101,717
2.88%, 05/01/24 (Call 04/01/24)	500	513,820
Reynolds American Inc., 4.00%, 06/12/22	100	104,044
Vector Group Ltd., 6.13%, 02/01/25 (Call 02/01/20)(a)	70	67,343

		1,474,501

Airlines — 0.4%
Delta Air Lines Inc. 2.60%, 12/04/20	245	245,598
3.40%, 04/19/21	332	336,575
United Airlines Holdings Inc., 5.00%, 02/01/24	50	52,641

		634,814

Auto Manufacturers — 2.8%
Allison Transmission Inc. 5.00%, 10/01/24 (Call 11/12/19)(a)	100	102,487
5.88%, 06/01/29 (Call 06/01/24)(a)	70	75,431
Ford Motor Co., 4.35%, 12/08/26 (Call 09/08/26)	250	251,693
Ford Motor Credit Co. LLC 2.46%, 03/27/20	200	199,960
3.34%, 03/28/22 (Call 02/28/22)	600	602,952
3.66%, 09/08/24	234	231,145
General Motors Financial Co. Inc. 2.45%, 11/06/20	200	200,106
3.15%, 06/30/22 (Call 05/30/22)	300	304,740

Security	Par (000)	Value
Auto Manufacturers (continued)
3.20%, 07/06/21 (Call 06/06/21)	$55	$55,674
3.25%, 01/05/23 (Call 12/05/22)	350	354,749
3.45%, 04/10/22 (Call 02/10/22)	100	102,007
3.55%, 07/08/22	200	205,082
4.00%, 01/15/25 (Call 10/15/24)	100	103,456
4.15%, 06/19/23 (Call 05/19/23)	80	83,408
4.20%, 03/01/21 (Call 02/01/21)	200	204,440
4.20%, 11/06/21	240	247,939
5.10%, 01/17/24 (Call 12/17/23)	100	107,955
PACCAR Financial Corp., 1.90%, 02/07/23	205	204,990
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(a)(b)	50	47,250
Toyota Motor Corp., 2.76%, 07/02/29	40	41,487
Toyota Motor Credit Corp., 2.65%, 04/12/22	300	305,976

		4,032,927

Auto Parts & Equipment — 0.1%
Adient U.S. LLC, 7.00%, 05/15/26 (Call 05/15/22)(a)	50	52,607
Panther BF Aggregator 2 LP/Panther Finance Co. Inc. 6.25%, 05/15/26 (Call 05/15/22)(a)(b)	65	68,786
8.50%, 05/15/27 (Call 05/15/22)(a)(b)	35	35,261

		156,654

Banks — 17.7%
Bank of America Corp. 2.82%, 07/21/23 (Call 07/21/22)(c)	450	457,159
2.88%, 04/24/23 (Call 04/24/22)(c)	200	203,372
3.00%, 12/20/23 (Call 12/20/22)(c)	1,306	1,336,587
3.12%, 01/20/23 (Call 01/20/22)(c)	350	357,157
3.30%, 01/11/23	600	621,594
3.56%, 04/23/27 (Call 04/23/26)(c)	100	105,791
3.97%, 02/07/30 (Call 02/07/29)(c)	100	109,468
4.25%, 10/22/26	120	130,583
Bank of Montreal 2.05%, 11/01/22	220	220,246
2.90%, 03/26/22	275	280,596
Barclays Bank PLC, 2.65%, 01/11/21 (Call 12/11/20)	200	201,538
Barclays PLC, 4.84%, 05/09/28 (Call 05/07/27)	200	213,422
BB&T Corp., 3.05%, 06/20/22 (Call 05/20/22)	200	205,058
Canadian Imperial Bank of Commerce, 2.70%, 02/02/21	143	144,426
Capital One N.A. 2.35%, 01/31/20 (Call 12/31/19)	250	250,153
2.65%, 08/08/22 (Call 07/08/22)	250	253,295
CIT Group Inc., 5.00%, 08/15/22	100	106,420
Citibank N.A., 2.84%, 05/20/22 (Call 05/20/21)(c)	250	252,992
Citigroup Inc. 2.75%, 04/25/22 (Call 03/25/22)	300	304,641
2.88%, 07/24/23 (Call 07/24/22)(c)	400	406,984
2.90%, 12/08/21 (Call 11/08/21)	900	915,849
3.35%, 04/24/25 (Call 04/24/24)(c)	365	379,574
3.98%, 03/20/30 (Call 03/20/29)(c)	170	185,970
4.50%, 01/14/22	372	391,437
4.60%, 03/09/26	50	54,773
Cooperatieve Rabobank UA/NY, 2.75%, 01/10/22	250	254,152
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 04/16/21	254	258,526
Deutsche Bank AG, 4.30%, 05/24/28 (Call 05/24/23)(b)(c)	200	189,598
Goldman Sachs Group Inc. (The) 3.20%, 02/23/23 (Call 01/23/23)	500	515,415
3.27%, 09/29/25 (Call 09/29/24)(c)	200	206,860
3.50%, 01/23/25 (Call 10/23/24)	300	314,118
3.63%, 02/20/24 (Call 01/20/24)	100	105,171
3.75%, 02/25/26 (Call 11/25/25)	354	376,157

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.85%, 01/26/27 (Call 01/26/26)	$400	$425,700
5.25%, 07/27/21	700	738,143
HSBC Holdings PLC 2.65%, 01/05/22	900	909,729
3.80%, 03/11/25 (Call 03/11/24)(c)	400	420,300
3.90%, 05/25/26	310	331,105
3.95%, 05/18/24 (Call 05/18/23)(c)	200	210,090
4.25%, 03/14/24	400	424,496
4.29%, 09/12/26 (Call 09/12/25)(c)	200	216,336
JPMorgan Chase & Co. 2.55%, 03/01/21 (Call 02/01/21)	800	806,504
2.78%, 04/25/23 (Call 04/25/22)(c)	203	206,021
2.95%, 10/01/26 (Call 07/01/26)	400	412,556
2.97%, 01/15/23 (Call 01/15/22)	300	305,625
3.13%, 01/23/25 (Call 10/23/24)	500	519,210
3.22%, 03/01/25 (Call 03/01/24)(c)	200	207,590
3.70%, 05/06/30 (Call 05/06/29)(c)	100	107,930
3.78%, 02/01/28 (Call 02/01/27)(c)	100	107,650
3.88%, 09/10/24	100	106,799
4.02%, 12/05/24 (Call 12/05/23)(c)	300	320,343
4.20%, 07/23/29 (Call 07/23/28)(c)	70	77,990
4.63%, 05/10/21	100	103,979
Lloyds Bank PLC, 2.25%, 08/14/22	200	201,012
Lloyds Banking Group PLC, 2.91%, 11/07/23 (Call 11/07/22)(c)	200	202,788
Mitsubishi UFJ Financial Group Inc. 2.19%, 09/13/21	200	200,212
3.00%, 02/22/22	50	50,964
3.54%, 07/26/21	45	46,037
3.76%, 07/26/23	400	421,504
Mizuho Financial Group Inc., 2.95%, 02/28/22	212	215,634
Morgan Stanley 2.63%, 11/17/21	100	101,116
2.75%, 05/19/22	300	304,587
3.13%, 07/27/26	185	192,082
3.88%, 01/27/26	400	431,976
MUFG Union Bank N.A., 3.15%, 04/01/22 (Call 03/01/22)	250	256,390
National Australia Bank Ltd./New York, 2.88%, 04/12/23	250	256,640
Royal Bank of Canada, 2.80%, 04/29/22(b)	300	306,114
Royal Bank of Scotland Group PLC, 3.88%, 09/12/23	200	208,800
Santander UK PLC, 3.75%, 11/15/21	200	206,432
Skandinaviska Enskilda Banken AB, 2.30%, 03/11/20	400	400,380
Sumitomo Mitsui Financial Group Inc., 2.44%, 10/19/21	400	402,324
SunTrust Bank/Atlanta GA, 2.80%, 05/17/22 (Call 04/17/22)	200	203,606
Svenska Handelsbanken AB, 1.88%, 09/07/21	250	249,850
Synchrony Bank, 3.65%, 05/24/21 (Call 04/24/21)	250	254,665
Toronto-Dominion Bank (The) 1.90%, 12/01/22	205	204,442
2.65%, 06/12/24	200	204,632
Wells Fargo & Co. 2.50%, 03/04/21	400	402,752
2.63%, 07/22/22	500	506,510
3.00%, 01/22/21	100	101,251
3.75%, 01/24/24 (Call 12/24/23)	100	105,763
4.48%, 01/16/24	100	108,080
Wells Fargo Bank N.A. 2.60%, 01/15/21	300	302,577
2.90%, 05/27/22 (Call 05/27/21)(c)	300	303,660

Security	Par (000)	Value

Banks (continued)
Westpac Banking Corp. 2.80%, 01/11/22	$200	$203,832
3.30%, 02/26/24	300	314,685

		25,138,475

Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., 4.75%, 01/23/29 (Call 10/23/28)	50	58,087
Coca-Cola Co. (The), 1.75%, 09/06/24	150	149,270
Diageo Capital PLC 2.13%, 10/24/24 (Call 09/24/24)	350	351,288
2.38%, 10/24/29 (Call 07/24/29)	275	274,073

		832,718

Biotechnology — 0.2%
Biogen Inc., 2.90%, 09/15/20	33	33,257
Celgene Corp. 2.88%, 08/15/20	200	201,206
3.45%, 11/15/27 (Call 08/15/27)	31	32,957

		267,420

Building Materials — 0.2%
Builders FirstSource Inc., 5.63%, 09/01/24 (Call 11/15/19)(a)	22	22,928
Louisiana-Pacific Corp., 4.88%, 09/15/24 (Call 12/02/19)	50	51,750
Masco Corp., 3.50%, 04/01/21 (Call 03/01/21)	40	40,661
Norbord Inc., 5.75%, 07/15/27 (Call 07/15/22)(a)	55	57,196
Standard Industries Inc./NJ, 5.38%, 11/15/24 (Call 12/02/19)(a)	150	154,257
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23 (Call 11/15/19)	15	15,263

		342,055

Chemicals — 1.2%
Celanese U.S. Holdings LLC, 3.50%, 05/08/24 (Call 04/08/24)	95	98,131
CF Industries Inc., 4.95%, 06/01/43	50	50,052
Chemours Co. (The), 5.38%, 05/15/27 (Call 02/15/27)(b)	25	22,247
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 11/15/19)(a)	100	104,695
DuPont de Nemours Inc., 3.77%, 11/15/20	95	96,755
International Flavors & Fragrances Inc., 3.40%, 09/25/20	150	151,606
Olin Corp., 5.13%, 09/15/27 (Call 03/15/22)(b)	50	51,560
RPM International Inc., 3.45%, 11/15/22 (Call 08/15/22)	500	512,725
Sherwin-Williams Co. (The) 2.75%, 06/01/22 (Call 05/01/22)	12	12,208
2.95%, 08/15/29 (Call 05/15/29)	125	126,499
3.13%, 06/01/24 (Call 04/01/24)	50	51,876
3.45%, 06/01/27 (Call 03/01/27)	390	411,840
Valvoline Inc., 4.38%, 08/15/25 (Call 08/15/20)	40	40,733

		1,730,927

Commercial Services — 2.2%
Global Payments Inc. 2.65%, 02/15/25 (Call 01/15/25)	50	50,700
3.80%, 04/01/21 (Call 03/01/21)	325	331,890
4.80%, 04/01/26 (Call 01/01/26)	300	336,834
Hertz Corp. (The) 5.50%, 10/15/24 (Call 11/12/19)(a)(b)	75	74,565
7.63%, 06/01/22 (Call 12/02/19)(a)	50	52,037
IHS Markit Ltd. 3.63%, 05/01/24 (Call 04/01/24)	130	135,869
4.00%, 03/01/26 (Call 12/01/25)(a)	150	159,504
4.13%, 08/01/23 (Call 07/01/23)	56	59,112
4.75%, 02/15/25 (Call 11/15/24)(a)	25	27,504
4.75%, 08/01/28 (Call 05/01/28)	45	50,418

8	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Commercial Services (continued)
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 12/02/19)(a)	$100	$103,500
Moody’s Corp., 2.75%, 12/15/21 (Call 11/15/21)	31	31,427
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 12/02/19)(a)	50	46,301
PayPal Holdings Inc.
2.20%, 09/26/22	145	145,789
2.40%, 10/01/24 (Call 09/01/24)	120	121,092
2.65%, 10/01/26 (Call 08/01/26)	140	141,740
Refinitiv U.S. Holdings Inc.
6.25%, 05/15/26 (Call 11/15/21)(a)	15	16,303
8.25%, 11/15/26 (Call 11/15/21)(a)	95	106,683
S&P Global Inc.
2.95%, 01/22/27 (Call 10/22/26)	25	25,964
4.40%, 02/15/26 (Call 11/15/25)	400	448,000
Service Corp. International/U.S.
5.13%, 06/01/29 (Call 06/01/24)	15	16,020
5.38%, 05/15/24 (Call 12/02/19)	185	191,234
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/19)(a)	100	103,726
United Rentals North America Inc.
4.63%, 10/15/25 (Call 10/15/20)	80	81,822
4.88%, 01/15/28 (Call 01/15/23)	100	103,235
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)	200	216,168
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(a)	15	15,998

		3,193,435

Computers — 1.3%
Apple Inc., 3.00%, 02/09/24 (Call 12/09/23)	60	62,720
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (Call 06/15/24)(a)	100	104,718
4.42%, 06/15/21 (Call 05/15/21)(a)	200	206,536
4.90%, 10/01/26 (Call 08/01/26)(a)	250	271,193
6.02%, 06/15/26 (Call 03/15/26)(a)	275	314,067
7.13%, 06/15/24 (Call 11/15/19)(a)	100	105,798
Hewlett Packard Enterprise Co., 3.60%, 10/15/20 (Call 09/15/20)	120	121,601
International Business Machines Corp.
2.85%, 05/13/22	350	357,941
3.00%, 05/15/24	200	207,688
3.50%, 05/15/29	100	107,540
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	50	51,063

		1,910,865

Distribution & Wholesale — 0.1%
KAR Auction Services Inc., 5.13%, 06/01/25 (Call 06/01/20)(a)	84	87,803
Performance Food Group Inc., 5.50%, 10/15/27 (Call 10/15/22)(a)	15	15,898

		103,701

Diversified Financial Services — 4.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.95%, 02/01/22 (Call 01/01/22)	250	258,547
5.00%, 10/01/21	150	157,531
Ally Financial Inc., 8.00%, 11/01/31	100	139,469
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)	150	151,976
2.75%, 05/20/22 (Call 04/20/22)	300	305,766
3.70%, 11/05/21 (Call 10/05/21)	300	310,152
Capital One Financial Corp.
2.40%, 10/30/20 (Call 09/30/20)	230	230,922
3.45%, 04/30/21 (Call 03/30/21)	171	174,519

Security	Par (000)	Value
Diversified Financial Services (continued)
Credit Acceptance Corp., 6.63%, 03/15/26 (Call 03/15/22)(a)	$75	$79,756
Curo Group Holdings Corp., 8.25%, 09/01/25 (Call 09/01/21)(a)(b)	25	22,072
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	200	199,826
Global Aircraft Leasing Co. Ltd. (7.25% PIK), 6.50%, 09/15/24 (Call 09/15/21)(a)(b)(d)	50	51,228
Intercontinental Exchange Inc.
3.75%, 12/01/25 (Call 09/01/25)	235	254,326
3.75%, 09/21/28 (Call 06/21/28)	80	87,908
4.00%, 10/15/23	150	160,351
Mastercard Inc., 2.95%, 11/21/26 (Call 08/21/26)	785	826,362
Nasdaq Inc., 4.25%, 06/01/24 (Call 03/01/24)	100	108,077
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 07/01/21 (Call 12/02/19)(b)	95	95,321
6.50%, 06/01/22 (Call 12/02/19)	50	50,108
Navient Corp.
5.00%, 10/26/20(b)	100	101,885
6.13%, 03/25/24	50	52,361
6.75%, 06/15/26	100	104,477
ORIX Corp., 2.90%, 07/18/22	55	56,150
Springleaf Finance Corp.
6.13%, 03/15/24 (Call 09/15/23)	80	87,442
6.63%, 01/15/28 (Call 07/15/27)(b)	10	11,074
6.88%, 03/15/25	55	62,242
7.13%, 03/15/26	80	91,282
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	650	650,448
2.85%, 07/25/22 (Call 06/25/22)	200	202,348
3.95%, 12/01/27 (Call 09/01/27)	120	124,904
TD Ameritrade Holding Corp., 2.95%, 04/01/22 (Call 02/01/22)	355	362,778
Voyager Aviation Holdings LLC/Voyager Finance Co., 8.50%, 08/15/21 (Call 12/02/19)(a)	45	46,548

		5,618,156

Electric — 3.6%
AES Corp./VA
5.50%, 04/15/25 (Call 04/15/20)	47	48,858
6.00%, 05/15/26 (Call 05/15/21)	127	135,766
Appalachian Power Co., 3.40%, 06/01/25 (Call 03/01/25)	200	209,300
Baltimore Gas & Electric Co., 2.80%, 08/15/22 (Call 05/15/22)	100	101,863
Berkshire Hathaway Energy Co., 3.75%, 11/15/23 (Call 08/15/23)	250	265,650
Black Hills Corp., 3.95%, 01/15/26 (Call 07/15/25)	50	52,836
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)(a)(b)	160	166,318
5.75%, 01/15/25 (Call 12/02/19)(b)	50	51,307
CenterPoint Energy Inc., 2.50%, 09/01/22 (Call 08/01/22)	200	201,770
Consolidated Edison Inc., 2.00%, 05/15/21 (Call 04/15/21)	200	200,038
Dominion Energy Inc.
2.58%, 07/01/20	55	55,150
Series D, 2.85%, 08/15/26 (Call 05/15/26)	100	101,683
Duke Energy Carolinas LLC, 2.95%, 12/01/26 (Call 09/01/26)	200	209,132
Duke Energy Corp., 3.55%, 09/15/21 (Call 06/15/21)	150	153,753
Entergy Louisiana LLC, 5.40%, 11/01/24	200	230,504
Eversource Energy, Series N, 3.80%, 12/01/23 (Call 11/01/23)	250	265,007
Exelon Corp., 3.40%, 04/15/26 (Call 01/15/26)	100	105,131
Exelon Generation Co. LLC, 2.95%, 01/15/20 (Call 12/15/19)	100	100,092
Interstate Power & Light Co., 3.60%, 04/01/29 (Call 01/01/29)	35	37,651
MidAmerican Energy Co., 3.65%, 04/15/29 (Call 01/15/29)	260	287,981

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Electric (continued)
National Rural Utilities Cooperative Finance Corp., 3.70%, 03/15/29 (Call 12/15/28)	$200	$220,968
NextEra Energy Capital Holdings Inc.
2.75%, 11/01/29 (Call 08/01/29)	55	55,329
3.55%, 05/01/27 (Call 02/01/27)	224	238,446
NextEra Energy Operating Partners LP
4.25%, 07/15/24 (Call 04/15/24)(a)	25	25,794
4.25%, 09/15/24 (Call 07/15/24)(a)	35	36,299
NRG Energy Inc., 6.63%, 01/15/27 (Call 07/15/21)(b)	200	217,462
PPL Capital Funding Inc., 3.10%, 05/15/26 (Call 02/15/26)	50	51,266
PSEG Power LLC
3.00%, 06/15/21 (Call 05/15/21)	150	151,918
4.15%, 09/15/21 (Call 06/15/21)	300	308,763
Public Service Enterprise Group Inc., 2.88%, 06/15/24 (Call 05/15/24)	100	102,781
San Diego Gas & Electric Co., 2.50%, 05/15/26 (Call 02/15/26)	50	50,037
Sempra Energy, 2.90%, 02/01/23 (Call 01/01/23)	195	198,393
Southern Power Co., 4.15%, 12/01/25 (Call 09/01/25)	150	164,107
Talen Energy Supply LLC
7.25%, 05/15/27 (Call 05/15/22)(a)	15	14,959
10.50%, 01/15/26 (Call 01/15/22)(a)	75	63,642
Union Electric Co., 2.95%, 06/15/27 (Call 03/15/27)	100	104,015
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	110	112,414
Vistra Operations Co. LLC, 5.00%, 07/31/27 (Call 07/31/22)(a)	20	20,709

		5,117,092

Electrical Components & Equipment — 0.0%
Energizer Holdings Inc., 6.38%, 07/15/26 (Call 07/15/21)(a)	5	5,329

Electronics — 0.3%
Allegion U.S. Holding Co. Inc., 3.20%, 10/01/24 (Call 08/01/24)	250	256,693
Amphenol Corp., 2.20%, 04/01/20	60	60,008
Sensata Technologies Inc., 4.38%, 02/15/30 (Call 11/15/29)(a)	20	20,176
Tyco Electronics Group SA, 3.13%, 08/15/27 (Call 05/15/27)	40	41,200

		378,077

Energy – Alternate Sources — 0.1%
TerraForm Power Operating LLC, 5.00%, 01/31/28 (Call 07/31/27)(a)	100	105,733

Engineering & Construction — 0.1%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	150	158,357
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(a)(b)	25	24,262

		182,619

Entertainment — 0.3%
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(a)	100	102,313
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(a)(b)	15	16,038
Churchill Downs Inc., 4.75%, 01/15/28 (Call 01/15/23)(a)	100	103,527
Eldorado Resorts Inc., 6.00%, 09/15/26 (Call 09/15/21)	15	16,477
Scientific Games International Inc.
5.00%, 10/15/25 (Call 10/15/20)(a)	100	102,920
10.00%, 12/01/22 (Call 12/02/19)	41	42,240
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)	25	26,916

		410,431

Environmental Control — 0.0%
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 02/15/21)(a)	60	62,003

Security	Par (000)	Value
Food — 1.5%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, 7.50%, 03/15/26 (Call 03/15/22)(a)	$73	$81,390
JBS USA LUX SA/JBS USA Finance Inc., 5.88%, 07/15/24 (Call 12/02/19)(a)	35	36,101
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
5.50%, 01/15/30 (Call 01/15/25)(a)	100	107,664
6.50%, 04/15/29 (Call 04/15/24)(a)	10	11,133
Lamb Weston Holdings Inc., 4.88%, 11/01/26 (Call 11/01/21)(a)(b)	150	158,084
McCormick & Co. Inc./MD
2.70%, 08/15/22 (Call 07/15/22)	235	239,192
3.15%, 08/15/24 (Call 06/15/24)	450	470,412
Mondelez International Inc.
3.63%, 05/07/23 (Call 04/07/23)	250	262,062
3.63%, 02/13/26 (Call 12/13/25)	260	278,829
Pilgrim’s Pride Corp., 5.88%, 09/30/27 (Call 09/30/22)(a)	100	107,257
Post Holdings Inc.
5.50%, 03/01/25 (Call 03/01/20)(a)	225	236,038
5.63%, 01/15/28 (Call 12/01/22)(a)(b)	50	53,556
Simmons Foods Inc., 5.75%, 11/01/24 (Call 11/01/20)(a)	45	44,090

		2,085,808

Food Service — 0.0%
Aramark Services Inc., 5.13%, 01/15/24 (Call 12/02/19)	35	36,079

Forest Products & Paper — 0.1%
Cascades Inc., 5.50%, 07/15/22 (Call 12/02/19)(a)	49	49,747
Clearwater Paper Corp., 5.38%, 02/01/25(a)	50	49,044
International Paper Co., 4.75%, 02/15/22 (Call 11/15/21)	79	83,133

		181,924

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63%, 05/20/24 (Call 03/20/24)	45	48,717
5.75%, 05/20/27 (Call 02/20/27)(b)	75	82,368
National Fuel Gas Co., 3.95%, 09/15/27 (Call 06/15/27)	52	53,333
NiSource Inc., 3.65%, 06/15/23 (Call 05/15/23)	290	303,166

		487,584

Hand & Machine Tools — 0.0%
Colfax Corp., 6.00%, 02/15/24 (Call 02/15/21)(a)	60	63,836

Health Care – Products — 1.2%
Abbott Laboratories, 2.55%, 03/15/22(b)	90	91,409
Avantor Inc., 6.00%, 10/01/24 (Call 10/01/20)(a)	100	106,880
Baxter International Inc., 2.60%, 08/15/26 (Call 05/15/26)	300	303,093
Becton Dickinson and Co.
2.40%, 06/05/20	75	75,131
2.89%, 06/06/22 (Call 05/06/22)	118	120,293
Boston Scientific Corp., 3.38%, 05/15/22	150	154,990
DH Europe Finance II Sarl
2.05%, 11/15/22	175	175,814
2.60%, 11/15/29 (Call 08/15/29)	70	70,705
Hill-Rom Holdings Inc., 4.38%, 09/15/27 (Call 09/15/22)(a)	20	20,600
Hologic Inc., 4.38%, 10/15/25 (Call 10/15/20)(a)	150	153,831
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 12/02/19)(a)(b)	50	48,336
Stryker Corp., 3.38%, 05/15/24 (Call 02/15/24)	103	108,437
Teleflex Inc.
4.63%, 11/15/27 (Call 11/15/22)	50	52,668
4.88%, 06/01/26 (Call 06/01/21)	150	157,525

		1,639,712

10	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Health Care – Services — 3.0%
Anthem Inc., 2.95%, 12/01/22 (Call 11/01/22)	$500	$511,255
Catalent Pharma Solutions Inc., 5.00%, 07/15/27 (Call 07/15/22)(a)	10	10,417
Centene Corp. 4.75%, 01/15/25 (Call 01/15/20)	25	25,888
5.38%, 06/01/26 (Call 06/01/21)(a)	90	95,170
Charles River Laboratories International Inc., 4.25%, 05/01/28 (Call 05/01/23)(a)	25	25,473
CHS/Community Health Systems Inc. 6.25%, 03/31/23 (Call 03/31/20)	250	243,895
8.00%, 03/15/26 (Call 03/15/22)(a)	150	146,452
DaVita Inc., 5.13%, 07/15/24 (Call 11/15/19)	150	153,456
HCA Inc.
4.50%, 02/15/27 (Call 08/15/26)	155	167,515
5.00%, 03/15/24	530	579,046
5.38%, 02/01/25(b)	50	54,947
5.38%, 09/01/26 (Call 03/01/26)	70	76,422
5.50%, 06/15/47 (Call 12/15/46)	50	57,342
5.63%, 09/01/28 (Call 03/01/28)	20	22,471
5.88%, 02/15/26 (Call 08/15/25)	200	224,950
Humana Inc., 2.50%, 12/15/20	125	125,554
Laboratory Corp. of America Holdings, 2.63%, 02/01/20	100	100,103
Quest Diagnostics Inc., 2.50%, 03/30/20 (Call 02/29/20)	145	145,126
Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 07/15/20)	50	51,562
6.75%, 06/15/23	150	158,887
UnitedHealth Group Inc. 2.38%, 10/15/22	500	506,550
3.10%, 03/15/26	125	130,492
3.50%, 06/15/23	500	525,405
WellCare Health Plans Inc. 5.25%, 04/01/25 (Call 04/01/20)	80	83,817
5.38%, 08/15/26 (Call 08/15/21)(a)	50	53,355

		4,275,550

Holding Companies – Diversified — 0.7%
Ares Capital Corp., 3.50%, 02/10/23 (Call 01/10/23)	600	609,186
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.25%, 02/01/22 (Call 12/02/19)	125	128,319
6.38%, 12/15/25 (Call 12/15/20)	200	211,014

		948,519

Home Builders — 0.8%
Beazer Homes USA Inc., 5.88%, 10/15/27 (Call 10/15/22)(b)	75	73,699
Brookfield Residential Properties Inc., 6.38%, 05/15/25 (Call 05/15/20)(a)	100	104,088
Lennar Corp. 4.13%, 01/15/22 (Call 10/15/21)	50	51,380
4.50%, 04/30/24 (Call 01/31/24)	50	52,774
4.75%, 11/29/27 (Call 05/29/27)	100	108,055
MDC Holdings Inc., 6.00%, 01/15/43 (Call 10/15/42)	50	52,205
Meritage Homes Corp., 5.13%, 06/06/27 (Call 12/06/26)	50	54,025
PulteGroup Inc. 5.00%, 01/15/27 (Call 10/15/26)	150	164,031
5.50%, 03/01/26 (Call 12/01/25)	100	112,196
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 04/01/23 (Call 12/02/19)(a)	45	46,087
Taylor Morrison Communities Inc., 5.75%, 01/15/28 (Call 10/15/27)(a)	150	166,086
Toll Brothers Finance Corp., 4.35%, 02/15/28 (Call 11/15/27)(b)	50	52,039

Security	Par (000)	Value
Home Builders (continued)
TRI Pointe Group Inc., 5.25%, 06/01/27 (Call 12/01/26)(b)	$100	$103,439

		1,140,104

Insurance — 2.4%
Acrisure LLC/Acrisure Finance Inc. 7.00%, 11/15/25 (Call 11/15/20)(a)	25	22,972
8.13%, 02/15/24 (Call 02/15/21)(a)	50	53,059
American International Group Inc. 3.30%, 03/01/21 (Call 02/01/21)	30	30,485
4.13%, 02/15/24	384	413,034
Aon Corp. 3.75%, 05/02/29 (Call 02/02/29)	100	107,874
4.50%, 12/15/28 (Call 09/15/28)	100	113,490
Aon PLC, 2.80%, 03/15/21 (Call 02/15/21)	100	100,923
Chubb INA Holdings Inc., 3.35%, 05/15/24	75	79,262
Fidelity & Guaranty Life Holdings Inc., 5.50%, 05/01/25 (Call 02/01/25)(a)	50	53,449
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(a)	50	51,500
Kemper Corp., 4.35%, 02/15/25 (Call 11/15/24)	100	106,155
Markel Corp., 3.35%, 09/17/29 (Call 06/17/29)	135	137,624
Marsh & McLennan Companies Inc. 2.35%, 03/06/20 (Call 02/06/20)	200	200,150
3.30%, 03/14/23 (Call 01/14/23)	200	206,968
3.75%, 03/14/26 (Call 12/14/25)	1,050	1,131,879
4.38%, 03/15/29 (Call 12/15/28)	100	114,130
Old Republic International Corp., 3.88%, 08/26/26 (Call 07/26/26)	25	26,539
Willis North America Inc., 4.50%, 09/15/28 (Call 06/15/28)	300	334,263
Willis Towers Watson PLC, 5.75%, 03/15/21	100	104,699

		3,388,455

Internet — 1.6%
Alibaba Group Holding Ltd. 3.40%, 12/06/27 (Call 09/06/27)	400	415,276
3.60%, 11/28/24 (Call 08/28/24)	791	830,795
Expedia Group Inc., 3.80%, 02/15/28 (Call 11/15/27)	194	203,589
Match Group Inc. 5.00%, 12/15/27 (Call 12/15/22)(a)(b)	69	71,864
5.63%, 02/15/29 (Call 02/15/24)(a)	55	59,134
Netflix Inc. 4.88%, 04/15/28	100	103,279
5.88%, 11/15/28	50	55,101
Symantec Corp., 5.00%, 04/15/25 (Call 04/15/20)(a)	150	153,630
VeriSign Inc. 4.63%, 05/01/23 (Call 12/02/19)	100	101,725
4.75%, 07/15/27 (Call 07/15/22)	100	105,468
5.25%, 04/01/25 (Call 01/01/25)	50	54,969
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)(a)	100	101,858
6.38%, 05/15/25 (Call 05/15/20)	55	56,522

		2,313,210

Iron & Steel — 0.4%
Allegheny Technologies Inc., 7.88%, 08/15/23 (Call 05/15/23)	150	163,446
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25 (Call 09/01/20)(a)	60	61,624
Cleveland-Cliffs Inc. 4.88%, 01/15/24 (Call 01/15/21)(a)	100	103,613
5.75%, 03/01/25 (Call 03/01/20)(b)	70	69,692
5.88%, 06/01/27 (Call 06/01/22)(a)	100	95,405
Commercial Metals Co., 5.75%, 04/15/26 (Call 04/15/21)(b)	100	102,992

		596,772

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Leisure Time — 0.0%
Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	$65	$65,379

Lodging — 1.0%
Boyd Gaming Corp., 6.00%, 08/15/26 (Call 08/15/21)(b)	40	42,400
Hilton Domestic Operating Co. Inc. 4.88%, 01/15/30 (Call 01/15/25)(a)	150	159,402
5.13%, 05/01/26 (Call 05/01/21)	25	26,395
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc., 6.13%, 12/01/24 (Call 12/01/21)	50	53,404
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)(b)	100	102,846
4.88%, 04/01/27 (Call 04/01/22)	50	52,903
Las Vegas Sands Corp. 3.20%, 08/08/24 (Call 07/08/24)	145	148,393
3.50%, 08/18/26 (Call 06/18/26)	210	214,242
MGM Resorts International 4.63%, 09/01/26 (Call 06/01/26)	35	36,734
6.63%, 12/15/21	100	108,451
7.75%, 03/15/22	100	112,000
Wyndham Destinations Inc., 5.75%, 04/01/27 (Call 01/01/27)	100	109,724
Wyndham Hotels & Resorts Inc., 5.38%, 04/15/26 (Call 04/15/21)(a)	77	81,421
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (Call 02/15/27)(a)(b)	100	104,321

		1,352,636

Machinery — 0.5%
Caterpillar Financial Services Corp., 3.45%, 05/15/23	200	210,276
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 12/15/19)(a)(b)	35	33,266
John Deere Capital Corp., 2.60%, 03/07/24	265	271,249
Mueller Water Products Inc., 5.50%, 06/15/26 (Call 06/15/21)(a)(b)	15	15,781
Roper Technologies Inc. 2.35%, 09/15/24 (Call 08/15/24)	75	75,499
3.85%, 12/15/25 (Call 09/15/25)	35	37,893

		643,964

Manufacturing — 0.2%
General Electric Co., 4.38%, 09/16/20(b)	210	213,662

Media — 3.3%
Altice Financing SA, 7.50%, 05/15/26 (Call 05/15/21)(a)	200	212,880
AMC Networks Inc., 4.75%, 08/01/25 (Call 08/01/21)(b)	100	101,190
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 02/01/28 (Call 08/01/22)(a)(b)	150	156,912
5.13%, 05/01/27 (Call 05/01/22)(a)	200	210,716
5.38%, 06/01/29 (Call 06/01/24)(a)(b)	50	53,368
Charter Communications Operating LLC/Charter Communications Operating Capital 3.58%, 07/23/20 (Call 06/23/20)	885	892,717
4.50%, 02/01/24 (Call 01/01/24)	600	644,880
4.91%, 07/23/25 (Call 04/23/25)	150	165,384
Comcast Corp.
2.65%, 02/01/30 (Call 11/01/29)	275	278,149
3.70%, 04/15/24 (Call 03/15/24)	150	160,578
3.95%, 10/15/25 (Call 08/15/25)	70	76,831
4.15%, 10/15/28 (Call 07/15/28)	200	225,782
CSC Holdings LLC
5.25%, 06/01/24(b)	200	215,816
5.50%, 05/15/26 (Call 05/15/21)(a)	200	211,222
Diamond Sports Group LLC/Diamond Sports Finance Co., 6.63%, 08/15/27 (Call 08/15/22)(a)(b)	150	154,663

Security	Par (000)	Value
Media (continued)
DISH DBS Corp. 5.00%, 03/15/23(b)	$75	$75,536
5.88%, 11/15/24	100	100,185
6.75%, 06/01/21	100	105,026
7.75%, 07/01/26(b)	75	75,771
Fox Corp., 4.03%, 01/25/24 (Call 12/25/23)(a)	100	106,816
Gray Television Inc. 5.88%, 07/15/26 (Call 07/15/21)(a)(b)	14	14,704
7.00%, 05/15/27 (Call 05/15/22)(a)(b)	135	147,733
Sirius XM Radio Inc., 5.50%, 07/01/29 (Call 07/01/24)(a)	50	54,131
Thomson Reuters Corp., 3.35%, 05/15/26 (Call 02/15/26)	150	155,122
Time Warner Cable LLC, 4.00%, 09/01/21 (Call 06/01/21)	50	51,263
Univision Communications Inc., 5.13%, 02/15/25 (Call 02/15/20)(a)	50	48,890

		4,696,265

Mining — 0.3%
FMG Resources August 2006 Pty Ltd., 4.50%, 09/15/27 (Call 06/15/27)(a)	45	44,446
Freeport-McMoRan Inc., 5.45%, 03/15/43 (Call 09/15/42)	50	46,495
Hudbay Minerals Inc., 7.63%, 01/15/25 (Call 01/15/20)(a)	50	50,937
New Gold Inc., 6.25%, 11/15/22 (Call 11/07/19)(a)	50	50,023
Novelis Corp., 5.88%, 09/30/26 (Call 09/30/21)(a)(b)	50	52,573
Rio Tinto Finance USA Ltd., 3.75%, 06/15/25 (Call 03/15/25)	200	216,074

		460,548

Office & Business Equipment — 0.1%
CDW LLC/CDW Finance Corp. 4.25%, 04/01/28 (Call 10/01/22)	70	72,549
5.00%, 09/01/25 (Call 03/01/20)	100	104,482

		177,031

Oil & Gas — 1.9%
Antero Resources Corp., 5.13%, 12/01/22 (Call 12/02/19)	100	75,039
BP Capital Markets America Inc., 3.79%, 02/06/24 (Call 01/06/24)	600	640,308
Chesapeake Energy Corp., 8.00%, 03/15/26 (Call 03/15/22)(a)	125	79,376
CNX Resources Corp., 7.25%, 03/14/27 (Call 03/14/22)(a)	50	40,236
Comstock Resources Inc., 9.75%, 08/15/26 (Call 08/15/21)	50	39,890
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25 (Call 05/15/20)(a)	40	30,203
Diamondback Energy Inc., 5.38%, 05/31/25 (Call 05/31/20)(b)	50	52,261
Extraction Oil & Gas Inc., 5.63%, 02/01/26 (Call 02/01/21)(a)	50	21,277
Gulfport Energy Corp., 6.38%, 05/15/25 (Call 05/15/20)	50	30,172
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/01/28 (Call 11/01/23)(a)(b)	45	39,902
Jagged Peak Energy LLC, 5.88%, 05/01/26 (Call 05/01/21)	20	20,277
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)	30	28,804
MEG Energy Corp., 6.50%, 01/15/25 (Call 01/15/20)(a)	50	51,988
Moss Creek Resources Holdings Inc., 10.50%, 05/15/27 (Call 05/15/22)(a)	25	19,431
Murphy Oil Corp., 5.75%, 08/15/25 (Call 08/15/20)	50	50,747
Nabors Industries Inc. 5.50%, 01/15/23 (Call 11/15/22)(b)	100	84,152
5.75%, 02/01/25 (Call 11/01/24)	50	37,210
Noble Holding International Ltd., 7.88%, 02/01/26 (Call 02/01/21)(a)	50	34,479
Oasis Petroleum Inc., 6.25%, 05/01/26 (Call 05/01/21)(a)(b)	30	20,565
Occidental Petroleum Corp., 3.20%, 08/15/26 (Call 06/15/26)	60	60,686
Parkland Fuel Corp., 6.00%, 04/01/26 (Call 04/01/21)(a)	25	26,449
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/25 (Call 06/15/20)(b)	50	52,476

12	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Oil & Gas (continued)
Precision Drilling Corp., 7.75%, 12/15/23 (Call 12/15/19)(b)	$50	$46,756
QEP Resources Inc., 5.63%, 03/01/26 (Call 12/01/25)(b)	25	22,475
Range Resources Corp., 5.00%, 03/15/23 (Call 12/15/22)	50	43,225
Shell International Finance BV, 3.50%, 11/13/23 (Call 10/13/23)	300	317,541
SM Energy Co., 6.63%, 01/15/27 (Call 01/15/22)(b)	35	29,656
Southwestern Energy Co., 7.50%, 04/01/26 (Call 04/01/21)	100	87,853
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23 (Call 01/15/20)	100	102,631
5.50%, 02/15/26 (Call 02/15/21)	100	103,515
6.00%, 04/15/27 (Call 04/15/22)	100	106,284
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(a)	107	106,956
Transocean Inc., 7.25%, 11/01/25 (Call 11/01/21)(a)	50	44,028
Valaris PLC, 7.75%, 02/01/26 (Call 11/01/25)	50	26,271
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/01/20)(a)(b)	95	89,101
Whiting Petroleum Corp., 6.63%, 01/15/26 (Call 10/15/25)	25	15,474

		2,677,694

Oil & Gas Services — 0.1%
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 04/01/21)	55	55,208
6.88%, 09/01/27 (Call 09/01/22)(a)	50	50,341

		105,549

Packaging & Containers — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 5.25%, 08/15/27 (Call 08/15/22)(a)	200	204,534
Ball Corp.
4.00%, 11/15/23	250	262,185
5.25%, 07/01/25	50	55,629
Berry Global Inc.
4.50%, 02/15/26 (Call 02/15/21)(a)	25	25,150
4.88%, 07/15/26 (Call 07/15/22)(a)	100	105,119
Greif Inc., 6.50%, 03/01/27 (Call 03/01/22)(a)	30	32,260
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24 (Call 04/15/20)(a)(b)	75	77,177
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 6.88%, 02/15/21 (Call 11/15/19)	52	52,047
Sealed Air Corp., 5.50%, 09/15/25 (Call 06/15/25)(a)	50	54,404
Trivium Packaging Finance BV, 5.50%, 08/15/26 (Call 08/15/22)(a)	400	418,944

		1,287,449

Pharmaceuticals — 2.3%
AbbVie Inc.
2.30%, 05/14/21 (Call 04/14/21)	55	55,245
2.90%, 11/06/22	500	509,990
AstraZeneca PLC, 3.50%, 08/17/23 (Call 07/17/23)	300	314,505
Bausch Health Americas Inc., 8.50%, 01/31/27 (Call 07/31/22)(a)	100	112,360
Bausch Health Companies Inc.
5.50%, 11/01/25 (Call 11/01/20)(a)	130	135,653
6.13%, 04/15/25 (Call 04/15/20)(a)(b)	150	155,946
7.00%, 03/15/24 (Call 03/15/20)(a)	100	104,798
7.25%, 05/30/29 (Call 05/30/24)(a)(b)	25	27,578
Cigna Corp., 3.30%, 02/25/21 (Call 01/26/21)(a)	25	25,372
CVS Health Corp.
2.63%, 08/15/24 (Call 07/15/24)	80	80,875
3.35%, 03/09/21	85	86,557

Security	Par (000)	Value
Pharmaceuticals (continued)
Endo Dac/Endo Finance LLC/Endo Finco Inc., 5.88%, 10/15/24 (Call 04/15/20)(a)	$200	$183,264
Horizon Pharma USA Inc., 5.50%, 08/01/27 (Call 08/01/22)(a)	200	209,364
Mead Johnson Nutrition Co., 3.00%, 11/15/20	55	55,544
Novartis Capital Corp.
3.00%, 11/20/25 (Call 08/20/25)	176	186,039
3.40%, 05/06/24	189	201,137
Zoetis Inc.
3.00%, 09/12/27 (Call 06/12/27)	325	335,280
3.45%, 11/13/20 (Call 10/13/20)	330	334,145
3.90%, 08/20/28 (Call 05/20/28)	115	126,330

		3,239,982

Pipelines — 3.1%
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27 (Call 01/01/27)	50	53,934
5.88%, 03/31/25 (Call 10/02/24)	100	110,921
Cheniere Energy Partners LP, 5.25%, 10/01/25 (Call 10/01/20) .	175	181,501
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 04/01/25 (Call 04/01/20)	100	103,440
DCP Midstream Operating LP, 5.38%, 07/15/25 (Call 04/15/25)	80	84,040
Enbridge Inc., 2.90%, 07/15/22 (Call 06/15/22)	40	40,800
Energy Transfer Operating LP
4.15%, 10/01/20 (Call 08/01/20)	100	101,431
5.50%, 06/01/27 (Call 03/01/27)	50	56,199
Enterprise Products Operating LLC, 5.25%, 01/31/20	200	201,516
Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 08/01/22 (Call 12/02/19)	50	50,602
Kinder Morgan Inc./DE, 3.05%, 12/01/19 (Call 11/01/19)	100	100,068
NGL Energy Partners LP/NGL Energy Finance Corp.
7.50%, 11/01/23 (Call 12/02/19)	50	49,886
7.50%, 04/15/26 (Call 04/15/22)(a)	100	95,434
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	50	52,208
6.00%, 06/01/26 (Call 03/01/26)	30	32,246
ONEOK Inc.
2.75%, 09/01/24 (Call 08/01/24)	130	131,195
4.00%, 07/13/27 (Call 04/13/27)	150	158,031
4.25%, 02/01/22 (Call 11/01/21)	400	415,032
4.55%, 07/15/28 (Call 04/15/28)	200	217,264
7.50%, 09/01/23 (Call 06/01/23)	100	117,181
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 12/02/19)	35	35,970
Phillips 66 Partners LP, 2.45%, 12/15/24 (Call 11/15/24)	205	204,426
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	200	210,858
5.63%, 02/01/21 (Call 11/01/20)	229	236,339
5.63%, 03/01/25 (Call 12/01/24)	350	392,773
5.75%, 05/15/24 (Call 02/15/24)	400	447,548
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 01/15/28 (Call 01/15/23)(a)	50	47,079
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23 (Call 12/02/19)	150	150,891
5.88%, 04/15/26 (Call 04/15/21)	35	36,575
6.88%, 01/15/29 (Call 01/15/24)(a)	25	26,934
Williams Companies Inc. (The), 3.60%, 03/15/22 (Call 01/15/22)	250	257,257

		4,399,579

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Real Estate — 0.2%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 11/15/20)(a)	$75	$71,000
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(a)(b)	65	67,626
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 12/02/19)	100	103,405
Realogy Group LLC/Realogy Co-Issuer Corp., 9.38%, 04/01/27 (Call 04/01/22)(a)(b)	25	24,566

		266,597

Real Estate Investment Trusts — 4.4%
American Campus Communities Operating Partnership LP, 3.30%, 07/15/26 (Call 05/15/26)	200	206,662
American Tower Corp.
2.25%, 01/15/22	300	301,014
2.80%, 06/01/20 (Call 05/01/20)	100	100,375
3.00%, 06/15/23	410	420,582
3.55%, 07/15/27 (Call 04/15/27)	394	415,489
4.00%, 06/01/25 (Call 03/01/25)	100	107,505
5.90%, 11/01/21	250	268,370
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	100	105,114
CoreCivic Inc., 4.63%, 05/01/23 (Call 02/01/23)	100	93,637
Crown Castle International Corp.
3.20%, 09/01/24 (Call 07/01/24)	395	409,556
3.40%, 02/15/21 (Call 01/15/21)	167	169,627
4.88%, 04/15/22	100	106,356
EPR Properties, 3.75%, 08/15/29 (Call 05/15/29)	200	203,198
ESH Hospitality Inc., 5.25%, 05/01/25 (Call 05/01/20)(a)	150	154,759
GLP Capital LP/GLP Financing II Inc.
5.25%, 06/01/25 (Call 03/01/25)	265	291,105
5.38%, 11/01/23 (Call 08/01/23)	100	109,157
5.38%, 04/15/26 (Call 01/15/26)	188	207,108
5.75%, 06/01/28 (Call 03/03/28)	150	170,095
HAT Holdings I LLC/HAT Holdings II LLC, 5.25%, 07/15/24 (Call 07/15/21)(a)	50	52,634
Iron Mountain Inc.
4.88%, 09/15/27 (Call 09/15/22)(a)	100	103,091
5.25%, 03/15/28 (Call 12/27/22)(a)	25	26,284
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25 (Call 10/01/20)(a)	45	45,938
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
5.63%, 05/01/24 (Call 02/01/24)	50	55,254
5.75%, 02/01/27 (Call 11/01/26)(a)	80	90,086
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27 (Call 10/15/22)	185	195,634
Omega Healthcare Investors Inc.
4.50%, 04/01/27 (Call 01/01/27)	50	53,998
4.95%, 04/01/24 (Call 01/01/24)	504	545,908
Public Storage, 3.39%, 05/01/29 (Call 02/01/29)	200	216,050
SBA Communications Corp., 4.88%, 09/01/24 (Call 12/02/19)	100	103,864
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)	100	96,340
4.50%, 06/15/23 (Call 12/15/22)	500	518,545
5.00%, 08/15/22 (Call 02/15/22)	285	298,446

		6,241,781

Retail — 1.3%
1011778 BC ULC/New Red Finance Inc.
3.88%, 01/15/28 (Call 09/15/22)(a)(b)	35	35,200
4.25%, 05/15/24 (Call 05/15/20)(a)	185	189,867

Security	Par (000)	Value
Retail (continued)
5.00%, 10/15/25 (Call 10/15/20)(a)(b)	$150	$154,826
Beacon Roofing Supply Inc., 4.88%, 11/01/25 (Call 11/01/20)(a)(b)	25	24,591
Darden Restaurants Inc., 3.85%, 05/01/27 (Call 02/01/27)	51	53,697
Dollar Tree Inc., 3.70%, 05/15/23 (Call 04/15/23)	150	156,858
Golden Nugget Inc., 6.75%, 10/15/24 (Call 12/02/19)(a)	125	128,931
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)(a)(b)	107	111,805
5.00%, 06/01/24 (Call 12/02/19)(a)	100	103,858
5.25%, 06/01/26 (Call 06/01/21)(a)	100	105,886
L Brands Inc.
6.88%, 11/01/35	50	42,510
7.50%, 06/15/29 (Call 06/15/24)	50	49,648
McDonald’s Corp., 3.38%, 05/26/25 (Call 02/26/25)	100	106,087
Michaels Stores Inc., 8.00%, 07/15/27 (Call 07/15/22)(a)(b)	35	34,597
PetSmart Inc., 5.88%, 06/01/25 (Call 06/01/20)(a)	84	82,869
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/20)(b)	100	103,559
Staples Inc., 7.50%, 04/15/26 (Call 04/15/22)(a)	75	78,081
Starbucks Corp., 3.55%, 08/15/29 (Call 05/15/29)	50	54,165
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 12/02/19)	150	153,593
Superior Plus LP/Superior General Partner Inc., 7.00%, 07/15/26 (Call 07/15/21)(a)	15	16,103
Yum! Brands Inc., 4.75%, 01/15/30 (Call 10/15/29)(a)	60	62,911

		1,849,642

Semiconductors — 2.2%
Amkor Technology Inc., 6.63%, 09/15/27 (Call 03/15/22)(a)	50	54,760
Analog Devices Inc.
2.50%, 12/05/21 (Call 11/05/21)	166	167,370
2.95%, 01/12/21	370	373,559
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20%, 01/15/21	100	99,951
3.00%, 01/15/22 (Call 12/15/21)	860	871,068
3.88%, 01/15/27 (Call 10/15/26)	300	303,018
Broadcom Inc., 3.63%, 10/15/24 (Call 09/15/24)(a)	200	205,700
Lam Research Corp., 3.75%, 03/15/26 (Call 01/15/26)	30	32,341
Micron Technology Inc.
4.19%, 02/15/27 (Call 12/15/26)	300	313,026
4.64%, 02/06/24 (Call 01/06/24)(b)	100	107,030
4.98%, 02/06/26 (Call 12/06/25)	100	108,338
NXP BV/NXP Funding LLC/NXP USA Inc., 4.30%, 06/18/29 (Call 03/18/29)(a)	85	90,612
Qorvo Inc.
4.38%, 10/15/29 (Call 10/15/24)(a)	45	45,276
5.50%, 07/15/26 (Call 07/15/21)	30	32,065
QUALCOMM Inc., 3.00%, 05/20/22	285	292,820

		3,096,934

Software — 2.0%
Activision Blizzard Inc., 2.30%, 09/15/21 (Call 08/15/21)	123	123,668
Autodesk Inc., 3.13%, 06/15/20 (Call 05/15/20)	30	30,147
CA Inc., 3.60%, 08/15/22 (Call 07/15/22)	130	132,383
CDK Global Inc.
5.25%, 05/15/29 (Call 05/15/24)(a)	10	10,635
5.88%, 06/15/26 (Call 06/15/21)(b)	20	21,448
Citrix Systems Inc., 4.50%, 12/01/27 (Call 09/01/27)	100	109,203
Electronic Arts Inc., 3.70%, 03/01/21 (Call 02/01/21)	30	30,615

14	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Fidelity National Information Services Inc. 2.25%, 08/15/21 (Call 07/15/21)	$250	$250,853
3.63%, 10/15/20 (Call 09/15/20)	200	202,828
Fiserv Inc., 3.20%, 07/01/26 (Call 05/01/26)	70	73,100
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., 6.00%, 07/15/25 (Call 07/15/20)(a)	102	108,279
MSCI Inc. 5.38%, 05/15/27 (Call 05/15/22)(a)	75	80,383
5.75%, 08/15/25 (Call 08/15/20)(a)(b)	100	105,238
Nuance Communications Inc., 5.63%, 12/15/26 (Call 12/15/21)	100	106,180
Open Text Corp., 5.63%, 01/15/23 (Call 12/02/19)(a)	150	153,230
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 12/02/19)(a)(b)	50	45,596
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 12/02/19)(a)	50	52,243
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)(b)	55	58,695
VMware Inc. 2.30%, 08/21/20	280	280,241
2.95%, 08/21/22 (Call 07/21/22)	674	684,919
3.90%, 08/21/27 (Call 05/21/27)	200	206,928

		2,866,812

Telecommunications — 3.4%
Altice France SA/France, 7.38%, 05/01/26 (Call 05/01/21)(a)	200	214,150
AT&T Inc. 3.00%, 06/30/22 (Call 04/30/22)	215	219,984
3.20%, 03/01/22 (Call 02/01/22)	165	169,285
3.60%, 02/17/23 (Call 12/17/22)	470	491,159
3.80%, 03/01/24 (Call 01/01/24)	225	238,412
3.90%, 03/11/24 (Call 12/11/23)	200	212,476
4.05%, 12/15/23	100	106,925
CenturyLink Inc. 5.63%, 04/01/25 (Call 01/01/25)(b)	100	105,494
Series S, 6.45%, 06/15/21	60	63,155
CommScope Inc. 5.50%, 06/15/24 (Call 11/12/19)(a)(b)	100	94,682
6.00%, 03/01/26 (Call 03/01/22)(a)	50	51,371
Embarq Corp., 8.00%, 06/01/36	50	49,481
Frontier Communications Corp. 6.88%, 01/15/25 (Call 10/15/24)	50	22,616
8.50%, 04/01/26 (Call 04/01/21)(a)	25	25,063
10.50%, 09/15/22 (Call 06/15/22)	25	11,920
11.00%, 09/15/25 (Call 06/15/25)	75	35,456
Gogo Intermediate Holdings LLC/Gogo Finance Co. Inc., 9.88%, 05/01/24 (Call 05/01/21)(a)	50	52,613
Hughes Satellite Systems Corp. 5.25%, 08/01/26	135	144,534
6.63%, 08/01/26	50	54,304
Intelsat Jackson Holdings SA 5.50%, 08/01/23 (Call 12/02/19)	125	116,830
8.00%, 02/15/24 (Call 12/02/19)(a)(b)	50	51,440
9.75%, 07/15/25 (Call 07/15/21)(a)	125	129,891
Level 3 Financing Inc. 4.63%, 09/15/27 (Call 09/15/22)(a)	95	96,681
5.38%, 05/01/25 (Call 05/01/20)(b)	50	51,840
Motorola Solutions Inc. 3.50%, 03/01/23	150	155,070
4.60%, 02/23/28 (Call 11/23/27)	159	173,320
Qwest Corp., 6.88%, 09/15/33 (Call 12/02/19)	125	125,716
Sprint Capital Corp., 8.75%, 03/15/32	50	61,035
Sprint Corp. 7.25%, 09/15/21	75	80,053

Security	Par (000)	Value

Telecommunications (continued)
7.63%, 02/15/25 (Call 11/15/24)	$100	$110,025
7.63%, 03/01/26 (Call 11/01/25)(b)	50	55,401
7.88%, 09/15/23	125	137,986
Telecom Italia Capital SA, 7.20%, 07/18/36	100	117,110
Telesat Canada/Telesat LLC, 6.50%, 10/15/27
(Call 10/15/22)(a)	30	31,330
T-Mobile USA Inc. 4.75%, 02/01/28 (Call 02/01/23)	150	158,091
6.50%, 01/15/26 (Call 01/15/21)	200	214,358
Verizon Communications Inc., 3.38%, 02/15/25	268	284,439
ViaSat Inc. 5.63%, 09/15/25 (Call 09/15/20)(a)	100	101,502
5.63%, 04/15/27 (Call 04/15/22)(a)	200	210,936

		4,826,134

Transportation — 0.1%
Ryder System Inc., 2.88%, 06/01/22 (Call 05/01/22)	40	40,705
XPO Logistics Inc., 6.50%, 06/15/22 (Call 12/02/19)(a)	61	62,280

		102,985

Water — 0.1%
Aqua America Inc., 3.57%, 05/01/29 (Call 02/01/29)	90	96,634

Total Corporate Bonds & Notes — 77.3% (Cost: $107,058,836)		109,865,491

U.S. Government Agency Obligations

Mortgage-Backed Securities — 44.9%
Federal Home Loan Mortgage Corp. 2.50%, 01/01/33	82	83,078
2.50%, 10/01/49	50	49,582
3.00%, 07/01/34	97	99,479
3.00%, 07/01/46	47	47,704
3.00%, 08/01/46	358	367,679
3.00%, 10/01/46	69	71,020
3.00%, 12/01/46	117	120,150
3.00%, 01/01/47	182	187,101
3.00%, 06/01/47	289	296,048
3.00%, 10/01/47	119	122,359
3.00%, 05/01/49	339	344,922
3.00%, 06/01/49	74	74,788
3.50%, 07/01/33	57	58,946
3.50%, 06/01/34	162	168,159
3.50%, 07/01/43	24	24,807
3.50%, 09/01/44	23	24,425
3.50%, 01/01/46	22	23,275
3.50%, 03/01/46	25	25,815
3.50%, 09/01/46	19	20,096
3.50%, 12/01/46	188	196,259
3.50%, 07/01/47	185	191,757
3.50%, 08/01/47	19	20,173
3.50%, 05/01/49	55	57,037
3.50%, 06/01/49	84	87,808
3.50%, 07/01/49	1,806	1,859,680
4.00%, 04/01/46	200	212,956
4.00%, 07/01/46	66	69,886
4.00%, 10/01/47	23	23,905
4.00%, 06/01/48	65	70,458
4.00%, 01/01/49	1	820
4.00%, 03/01/49	261	271,948
4.00%, 06/01/49	214	222,832

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 07/01/48	$24	$25,016
5.00%, 07/01/48	28	29,838
5.00%, 04/01/49	24	25,403
Federal National Mortgage Association 2.50%, 10/01/32	21	20,884
2.50%, 11/01/34(e)	2,518	2,545,049
2.50%, 04/01/47	96	95,970
2.50%, 11/01/49(e)	150	149,150
3.00%, 01/01/31	319	328,529
3.00%, 02/01/31	620	638,186
3.00%, 02/01/32	127	131,103
3.00%, 02/01/33	99	102,380
3.00%, 09/01/34	671	691,568
3.00%, 11/01/34(e)	1,145	1,172,417
3.00%, 10/01/44	591	609,493
3.00%, 12/01/46	26	27,089
3.00%, 09/01/49	622	636,958
3.00%, 11/01/49(e)	6,401	6,504,274
3.50%, 03/01/33	104	109,015
3.50%, 04/01/33	158	165,295
3.50%, 05/01/33	65	68,797
3.50%, 08/01/34	219	227,356
3.50%, 11/01/34(e)	744	770,708
3.50%, 11/01/45	117	121,988
3.50%, 01/01/46	69	73,020
3.50%, 02/01/46	315	327,891
3.50%, 07/01/46	35	36,476
3.50%, 01/01/47	122	126,648
3.50%, 02/01/47	139	144,284
3.50%, 05/01/47	78	81,799
3.50%, 08/01/47	150	155,388
3.50%, 01/01/48	350	362,573
3.50%, 04/01/48	60	63,441
3.50%, 05/01/48	93	97,935
3.50%, 11/01/48	105	108,772
3.50%, 12/01/48	281	289,229
3.50%, 04/01/49	55	57,968
3.50%, 11/01/49(e)	6,744	6,924,191
3.50%, 11/01/51	1,635	1,722,045
4.00%, 06/01/33	115	120,544
4.00%, 07/01/33	53	55,144
4.00%, 11/01/34(e)	402	419,066
4.00%, 03/01/45	46	48,874
4.00%, 01/01/46	74	78,423
4.00%, 02/01/46	50	52,610
4.00%, 03/01/46	18	19,095
4.00%, 04/01/46	116	121,558
4.00%, 02/01/47	44	45,972
4.00%, 03/01/47	42	45,034
4.00%, 06/01/47	19	19,830
4.00%, 09/01/47	120	126,224
4.00%, 11/01/47	30	31,779
4.00%, 01/01/48	496	522,199
4.00%, 04/01/48	84	88,104
4.00%, 07/01/48	84	87,083
4.00%, 09/01/48	107	111,986
4.00%, 11/01/48	304	316,022
4.00%, 04/01/49	300	319,582
4.00%, 05/01/49	209	222,010
4.00%, 07/01/49	70	74,581

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 08/01/49	$673	$702,908
4.00%, 09/01/49	425	441,559
4.00%, 11/01/49(e)	4,872	5,055,842
4.00%, 01/01/57	114	122,172
4.00%, 02/01/57	112	120,860
4.50%, 11/01/34(e)	50	51,505
4.50%, 10/01/47	22	23,421
4.50%, 03/01/48	46	49,234
4.50%, 06/01/48	85	91,083
4.50%, 07/01/48	17	17,621
4.50%, 08/01/48	150	160,998
4.50%, 12/01/48	110	115,739
4.50%, 05/01/49	189	199,735
4.50%, 07/01/49	126	133,310
4.50%, 08/01/49	111	117,884
4.50%, 11/01/49(e)	2,937	3,089,127
5.00%, 08/01/48	638	692,765
5.00%, 09/01/48	47	49,781
5.00%, 04/01/49	127	136,989
5.00%, 11/01/49(e)	42	44,852
5.50%, 11/01/49(e)	925	997,133
6.00%, 02/01/49	125	145,038
Government National Mortgage Association 2.50%, 11/01/49(e)	125	126,660
3.00%, 01/15/44	38	39,774
3.00%, 05/20/45	412	426,317
3.00%, 04/20/46	252	260,881
3.00%, 09/20/46	227	235,012
3.00%, 12/15/46	89	91,643
3.00%, 02/15/47	380	393,300
3.00%, 11/01/49(e)	2,682	2,760,781
3.50%, 10/20/42	205	217,359
3.50%, 03/15/43	90	95,302
3.50%, 06/15/43	77	80,937
3.50%, 04/20/45	87	91,409
3.50%, 04/20/46	133	139,067
3.50%, 12/20/46	150	156,728
3.50%, 03/20/47	312	325,153
3.50%, 08/20/47	357	371,385
3.50%, 09/20/47	331	344,577
3.50%, 11/20/47	291	303,222
3.50%, 02/20/48	202	210,383
3.50%, 04/20/48	1,183	1,249,858
3.50%, 08/20/48	310	322,151
3.50%, 01/20/49	132	137,208
3.50%, 11/01/49(e)	1,838	1,907,499
4.00%, 09/20/45	42	44,227
4.00%, 09/20/46	14	14,700
4.00%, 04/20/47	152	158,931
4.00%, 06/20/47	566	592,317
4.00%, 07/20/47	884	925,248
4.00%, 11/20/47	159	166,522
4.00%, 05/15/48	183	192,579
4.00%, 08/20/48	377	393,471
4.00%, 07/20/49	277	288,372
4.00%, 11/01/49(e)	1,218	1,268,352
4.50%, 10/20/46	16	17,806
4.50%, 06/20/48	135	141,167
4.50%, 07/20/48	98	103,226
4.50%, 08/20/48	508	532,651

16	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 06/20/49	$561	$592,240
4.50%, 07/20/49	187	197,478
4.50%, 11/01/49(e)	327	345,859
5.00%, 11/20/48	117	123,925
5.00%, 12/20/48	224	236,781
5.00%, 01/20/49	245	259,945
5.00%, 05/20/49	25	26,807
5.00%, 11/01/49(e)	210	221,706

		63,879,270

Total U.S. Government Agency Obligations — 44.9%
(Cost: $63,317,677)		63,879,270

Short-Term Investments

Money Market Funds — 6.0%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.00%(f)(g)(h)	8,428	8,432,602
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.74%(f)(g)	100	100,000

		8,532,602

Total Short-Term Investments — 6.0% (Cost: $8,530,465)		8,532,602

Total Investments in Securities — 128.2% (Cost: $178,906,978)		182,277,363

Other Assets, Less Liabilities — (28.2)%		(40,104,016)

Net Assets — 100.0%		$142,173,347

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(d)	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
(e)	TBA transaction.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2019, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 10/31/18 (000)	Net Activity (000)	Shares Held at 10/31/19 (000)	Value at 10/31/19	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	10,642	(2,214)	8,428	$8,432,602	$136,830	(b)	$4,729	$267
BlackRock Cash Funds: Treasury, SL Agency Shares	100	—	100	100,000	2,228		—	—

				$8,532,602	$139,058		$4,729	$267

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Ultra Long U.S. Treasury Bond	11	12/19/19	$1,563	$(29,752)
2-Year U.S. Treasury Note	12	12/31/19	2,587	3,051
5-Year U.S. Treasury Note	24	12/31/19	2,861	(122)

				(26,823)

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(16)	12/19/19	$2,085	$24,257
U.S. Treasury Long Bond	(8)	12/19/19	1,291	35,987
Ultra Long U.S. Treasury Bond	(47)	12/19/19	8,918	324,407

				384,651

				$357,828

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2019, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$387,701

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$29,873

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(1,262,461)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$341,730

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,807,819
Average notional value of contracts — short	$(7,022,188)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

18	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	iShares® Edge U.S. Fixed Income Balanced Risk ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2019. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$109,865,491	$—	$109,865,491
U.S. Government Agency Obligations	—	63,879,270	—	63,879,270
Money Market Funds	8,532,602	—	—	8,532,602

	$8,532,602	$173,744,761	$—	$182,277,363

Derivative financial instruments(a)
Assets
Futures Contracts	$387,701	$—	$—	$387,701
Liabilities
Futures Contracts	(29,873)	—	—	(29,873)

	$357,828	$—	$—	$357,828

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	19

Statement of Assets and Liabilities

October 31, 2019

iShares Edge U.S. Fixed Income Balanced Risk ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$173,744,761
Affiliated(c)	8,532,602
Cash pledged:
Futures contracts	273,000
Receivables:
Investments sold	4,364,857
Securities lending income — Affiliated	2,054
Dividends	1,275
Interest	1,273,621

Total assets	188,192,170

LIABILITIES
Collateral on securities loaned, at value	5,964,290
Payables:
Investments purchased	39,848,047
Variation margin on futures contracts	176,455
Investment advisory fees	30,031

Total liabilities	46,018,823

NET ASSETS	$142,173,347

NET ASSETS CONSIST OF:
Paid-in capital	$140,509,771
Accumulated earnings	1,663,576

NET ASSETS	$142,173,347

Shares outstanding	1,400,000

Net asset value	$101.55

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$5,745,943
(b) Investments, at cost — Unaffiliated	$170,376,513
(c) Investments, at cost — Affiliated	$8,530,465

See notes to financial statements.

20	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended October 31, 2019

iShares Edge U.S. Fixed Income Balanced Risk ETF

INVESTMENT INCOME
Dividends — Affiliated	$108,722
Interest — Unaffiliated	4,352,537
Securities lending income — Affiliated — net	30,336
Other income — Unaffiliated	875

Total investment income	4,492,470

EXPENSES
Investment advisory fees	295,721

Total expenses	295,721
Less:
Investment advisory fees waived	(3,879)

Total expenses after fees waived	291,842

Net investment income	4,200,628

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	1,114,429
Investments — Affiliated	4,729
In-kind redemptions — Unaffiliated	(69,009)
Futures contracts	(1,262,461)

Net realized loss	(212,312)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	6,385,058
Investments — Affiliated	267
Futures contracts	341,730

Net change in unrealized appreciation (depreciation)	6,727,055

Net realized and unrealized gain	6,514,743

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,715,371

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets

	iShares Edge U.S. Fixed Income Balanced Risk ETF
	Year Ended 10/31/19	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,200,628	$4,134,783
Net realized loss	(212,312)	(2,544,776)
Net change in unrealized appreciation (depreciation)	6,727,055	(4,169,147)

Net increase (decrease) in net assets resulting from operations	10,715,371	(2,579,140)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,179,955)	(3,891,704)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	25,435,100	(14,066,877)

NET ASSETS
Total increase (decrease) in net assets	31,970,516	(20,537,721)
Beginning of year	110,202,831	130,740,552

End of year	$142,173,347	$110,202,831

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge U.S. Fixed Income Balanced Risk ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 02/24/15(a) to 10/31/15

Net asset value, beginning of period	$95.83	$100.57	$100.60	$98.33	$99.60

Net investment income(b)	3.51	3.15	2.66	2.75	1.74
Net realized and unrealized gain (loss)(c)	5.73	(4.88)	0.09	2.40	(1.29)

Net increase (decrease) from investment operations	9.24	(1.73)	2.75	5.15	0.45

Distributions(d)
From net investment income	(3.52)	(3.01)	(2.70)	(2.79)	(1.72)
From net realized gain	—	—	(0.05)	—	—
Return of capital	—	—	(0.03)	(0.09)	—

Total distributions	(3.52)	(3.01)	(2.78)	(2.88)	(1.72)

Net asset value, end of period	$101.55	$95.83	$100.57	$100.60	$98.33

Total Return
Based on net asset value	9.82%	(1.73)%	2.79%	5.32%	0.46	%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.26	%(f)

Total expenses after fees waived	0.25%	0.24%	0.24%	0.25%	0.25	%(f)

Net investment income	3.55%	3.22%	2.66%	2.78%	2.58	%(f)

Supplemental Data
Net assets, end of period (000)	$142,173	$110,203	$130,741	$70,418	$73,750

Portfolio turnover rate(g)(h)	504%	633%	683%	569%	362	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Portfolio turnover rate includes to-be-announced (TBA) transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Edge U.S. Fixed Income Balanced Risk	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price

24	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

TBA Commitments: A fund may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The underlying mortgage pools to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. A fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

TBA Roll Transactions: A fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). TBA rolls are treated as purchase and sale transactions in which the fund realizes gains and losses. A fund’s use of TBA rolls may cause the fund to experience higher portfolio turnover and higher transactions costs. TBA rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon purchase price of those securities.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2019 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2019:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Edge U.S. Fixed Income Balanced Risk
Barclays Bank PLC	$370,424	$370,424	$—	$—
Barclays Capital Inc.	208,099	208,099	—	—
BNP Paribas Prime Brokerage International Ltd.	671,055	671,055	—	—
BNP Paribas Securities Corp.	27,131	27,131	—	—
BofA Securities, Inc.	476,641	476,641	—	—
Citadel Clearing LLC	810,579	810,579	—	—
Citigroup Global Markets Inc.	114,286	114,286	—	—
Credit Suisse Securities (USA) LLC	204,652	204,652	—	—
Deutsche Bank Securities Inc.	155,723	155,723	—	—
HSBC Securities (USA) Inc.	91,320	91,320	—	—
Jefferies LLC	53,387	53,387	—	—
JPMorgan Securities LLC	1,284,575	1,284,575	—	—
State Street Bank & Trust Company	21,042	21,042	—	—
UBS AG	138,224	138,224	—	—
Wells Fargo Securities LLC	1,118,805	1,118,805	—	—

	$5,745,943	$5,745,943	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: The Fund uses futures contracts to balance its exposure to interest rate risk against its exposure to credit spread risk. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

26	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, the Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended October 31, 2019, the Fund paid BTC $9,315 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Edge U.S. Fixed Income Balanced Risk	$721,522,208	$699,217,306	$44,457,171	$39,312,776
For the year ended October 31, 2019, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge U.S. Fixed Income Balanced Risk	$17,457,867	$11,254,316

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2019, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
Edge U.S. Fixed Income Balanced Risk	$(71,430)	$71,430

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/19	Year Ended 10/31/18
Edge U.S. Fixed Income Balanced Risk Ordinary income	$4,179,955	$3,891,704

As of October 31, 2019, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Edge U.S. Fixed Income Balanced Risk	$263,752	$(1,961,432)	$3,361,256	$1,663,576

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

For the year ended October 31, 2019, the Fund utilized $201,745 of its capital loss carryforwards.

As of October 31, 2019, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Edge U.S. Fixed Income Balanced Risk	$178,916,107	$3,812,800	$(451,544)	$3,361,256

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

28	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in mortgage-backed securities, it assumes a greater risk of prepayment or payment extension by securities issuers, which may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
iShares ETF	Shares	Amount	Shares	Amount
Edge U.S. Fixed Income Balanced Risk
Shares sold	550,000	$54,816,899	350,000	$34,670,334
Shares redeemed	(300,000)	(29,381,799)	(500,000)	(48,737,211)

Net increase(decrease)	250,000	$25,435,100	(150,000)	$(14,066,877)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs’ appeal took place on November 19, 2019.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Edge U.S. Fixed Income Balanced Risk ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Edge U.S. Fixed Income Balanced Risk ETF (one of the funds constituting iShares Trust, hereafter referred to as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2019 and for the period February 24, 2015 (commencement of operations) to October 31, 2015 (hereafter referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the four years in the period ended October 31, 2019 and for the period February 24, 2015 (commencement of operations) to October 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2019, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Edge U.S. Fixed Income Balanced Risk	$3,333,943

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2019:

iShares ETF	Federal Obligation Interest
Edge U.S. Fixed Income Balanced Risk	$1,071

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

32	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

I. iShares Edge U.S. Fixed Income Balanced Risk ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Trustees) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on May 6, 2019 and May 17, 2019, a committee composed of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 17-19, 2019, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2018, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 17-19, 2019 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Adviser, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services, noting that such costs have increased over the past year. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s increased profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFAaffiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

34	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge U.S. Fixed Income Balanced Risk(a)	$3.463913	$—	$0.058330	$3.522243	98%	—%	2%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the date the Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge U.S. Fixed Income Balanced Risk ETF

Period Covered: February 26, 2015 through September 30, 2019

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	3	0.26%
Greater than 0.5% and Less than 1.0%	37	3.20
Greater than 0.0% and Less than 0.5%	953	82.36
At NAV	17	1.47
Less than 0.0% and Greater than –0.5%	144	12.45
Less than –0.5% and Greater than –1.0%	3	0.26

	1,157	100.00%

SUPPLEMENTAL INFORMATION	35

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 352 funds as of October 31, 2019. With the exception of Robert S. Kapito, Salim Ramji, Charles Park and Neal J. Andrews, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji, Mr. Park and Mr. Andrews is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (62)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (64)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

36	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (64)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Neal J. Andrews (53)	Treasurer and Chief Financial Officer (since 2019).	Managing Director, BlackRock, Inc. (since 2006); Chief Financial Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2007).
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (58)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	37

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Fund’s Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

38	2019 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations — Fixed Income

PIK	Payment-in-kind

GLOSSARY OF TERMS USED IN THIS REPORT	39

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2019 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1013-1019

Item 2.     Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.     Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.     Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fifty-one series of the registrant for which the fiscal year-end is October 31, 2019 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $553,500 for the fiscal year ended October 31, 2018 and $661,900 for the fiscal year ended October 31, 2019.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2018 and October 31, 2019 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $162,583 for the fiscal year ended October 31, 2018 and $192,831 for the fiscal year ended October 31, 2019. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2018 and October 31, 2019 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2019 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $162,583 for the fiscal year ended October 31, 2018 and $192,831 for the fiscal year ended October 31, 2019.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.     Audit Committee of Listed Registrants

(a)  The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b)  Not applicable.

Item 6.     Investments.

(a)  Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)  Not applicable.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.    Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.    Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.    Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date:	December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date:	December 31, 2019

By: /s/ Neal Andrews
Neal Andrews, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	December 31, 2019